UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08894

JNL Series Trust

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Steven J. Fredricks

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders

ANNUAL REPORT

December 31, 2017

JNL® Series Trust

•  Master Feeder Funds and Funds of Funds

This report is for the general information of qualified plan participants, as well as contract/policy owners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisory, Perspective Advisors IISM, Perspective Advisory IISM, Perspective L Series, Perspective Rewards®, CuriangardSM, Perspective AdvantageSM, Perspective Focus®, Fifth Third Perspective, Private Wealth ShieldSM, Retirement Latitudes®, Elite Access®, Elite Access AdvisorySM, Perspective (New York), Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Curiangard (New York), Perspective Advisors (New York), Perspective Focus (New York), Perspective Rewards (New York) and Elite Access (New York). Not all the portfolios are available in all of the products. Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

Issued by Jackson National Life Insurance Company 1 Corporate Way, Lansing, MI 48951

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Dear Client:

If you are a current member of a household with multiple variable products, and have not instructed Jackson otherwise, you currently receive only one copy of the following general documents: Prospectus, Annual and Semi-Annual Report, and other documents as permitted under applicable federal laws relating to Jackson’s variable products and their underlying investment options.

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Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA. 800/873-5654

JNL Series Trust Master Feeder Funds and Funds of Funds

December 31, 2017

President’s Letter

Dear Investor,

Enclosed is the annual report for the JNL Series Trust Master Feeder Funds and Funds of Funds for the year ended December 31, 2017, together with Management’s Discussion of Fund Performance for each of the Funds.

Looking back on the year, it’s hard to imagine a better period for stocks than what investors saw in 2017. The S&P 500 Index (“S&P 500”) gained more than 20%, with international stocks up even more led by soaring emerging markets. More importantly, those results came with historically low volatility. Domestic stocks went the entire year without a 5% or more correction—something that happens roughly three times a year on average—with the last such correction in June 2016 leading up to the UK Brexit vote. Through March 2017, the S&P 500 went 109 days without even a 1% decline, the longest such streak since 1995. Although it’s been difficult to attribute this steady march higher to investor euphoria (that’s reserved for the Bitcoin mania that took hold at the end of the year), the extent of the market rise gives investors a reason to pause and think about how long this can go on and how it might impact one’s portfolio.

To be sure, there has been strong economic support for the rise in stocks. The recovery from the 2008 Global Financial Crisis has been long and slow compared with past recoveries, but 2017 offered investors signs of the healthy, sustained economic upswing they’ve been waiting for. Gross Domestic Product (“GDP”) growth topped 3% for the first time in years and corporate earnings per share jumped roughly 10% after three years of flat earnings. Driving much of that has been a sea change in the perceived punitive regulatory environment coming out of Washington that has mollified business concerns about the future, while tax reform legislation passed near the end of the year has the potential to unleash the so-called animal spirits of the economy to sustain the recovery for years to come.

That’s not to say that there’s nothing to worry about. Valuations across most asset classes are above their historical averages. Despite previously tepid economic growth, stocks and other risk assets were propelled for years by extraordinarily easy monetary policy from the U.S. Federal Reserve (“Fed”) that included a near zero interest rate environment and actively buying Treasury bonds and mortgage-backed securities to actively drive market demand in what was known as Quantitative Easing (“QE”). While that may have helped to sustain the economy enough to get where we are today, the Fed has begun the process of reversing these policies by normalizing rates from extreme lows and unwinding QE. This has never been done before. Tax cuts have never been initiated at this stage of an economic recovery. Inflation has remained dormant for decades, but it is not necessarily destined to remain so. Taken together, there are some unknowns on the horizon.

Not every area of the market participated fully in the gains from 2017. Small-cap stocks underperformed large-caps. Value-oriented stocks lagged growth throughout the year. Alternative strategies didn’t come close to matching equity returns. Valuations for foreign developed markets and emerging markets are considered more attractive than in the U.S. Tax reform and the Fed’s rising short-term interest rates and unwinding of its balance sheet are viewed as bond unfriendly, yet Treasury Inflation-Protected Securities (“TIPS”) and emerging markets debt rallied through the end of the year.

At Jackson, we seek to offer investors the building blocks for creating well diversified portfolios, and the freedom to do so however they see fit. We offer a wide array of Funds across asset classes and investment styles that allows investors to build portfolios that suit their individual risk tolerance and goals. We seek best-of-breed Sub-Advisers that we think represent not only the finest organizations in the industry, but offer unique investment approaches able to persistently meet our expectations. We offer both passive and actively-managed options as we recognize the strengths and weaknesses of each approach can complement the other. These many traits all support and benefit from diversification to allow for the creation of a portfolio suited to any kind of investor.

Making predictions is usually a fool’s game, but based on history the likeliest call to make is that 2018 is going to be more volatile than 2017. The lesson learned from past periods of turbulence is that it pays to be prepared, not only in terms of portfolio diversification but also mentally. If one anticipates the possibility of greater volatility or a significant correction, investors are more likely to stay the course and act prudently.

Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

JNL Series Trust

1

JNL Series Trust Master Feeder Funds and Funds of Funds Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2017

Domestic Equity		Developed International Equity
S&P 500 Index	21.83%	MSCI All Country World ex-USA Index (Net)	27.19%
Russell 1000 Index	21.69	MSCI EAFE Index (Net)	25.03
Russell 2000 Index	14.65
Russell 3000 Index	21.13	Emerging Markets
		MSCI Emerging Markets Index (Net)	37.28%
Fixed Income
Bloomberg Barclays Global Aggregate Bond Index	7.40%	Alternative Assets
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	Bloomberg Commodity Index	1.70%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	7.50	FTSE EPRA/NAREIT Developed Index	11.42

		Alternative Strategy
		Wilshire Liquid Alternative Index	5.08%

Domestic Equity: U.S. stocks seemed only to go up in 2017, as all major broad market indices posted double digit gains for the year amid a low volatility market environment. The large cap oriented S&P 500 Index rose in each calendar month of the year for the first time in its history in delivering gains of more than 20%. Small- and mid-cap stocks were relatively staid in comparison, while domestic equities in general trailed foreign stocks, especially emerging markets, for the full year. Growth stocks outperformed value oriented names, dominating returns for the first eight months before a rally towards the end of the year led by financials and retailers gave value a modest boost. Markets largely tuned out geopolitical risks abroad and political uncertainty at home to focus on improved corporate earnings and signs of a synchronized global economic recovery. The expectation and ultimate passage, of tax reform legislation during the fourth quarter gave stocks another jolt leading to heightened outlooks for 2018. Still, some caution may be warranted as the U.S. Federal Reserve (“Fed”) unwinds its balance sheet and plans to further increase interest rates and as of December 31, 2017 the U.S. stock market approached a record length of time without a 10% correction amid record low volatility potentially a sign of growing complacency among investors.

Fixed Income: U.S. bonds delivered solid returns overall despite continued Fed interest rate increases and the beginning of the unwinding of its balance sheet after years of quantitative easing bond purchases. In many respects, however, it was a tale of two markets as government and short term bonds those most sensitive to increases in the Fed’s Funds rate lagged more credit- and yield-oriented issues as investors continued in their quest for higher yielding securities. Adding to this disparity was a weaker U.S. Dollar which, in combination with signs of life from the global economy, helped to fuel a rally in foreign bonds. Indeed, global bonds delivered roughly double the return of U.S. bonds during the year, with higher yielding emerging markets debt among the leading sectors. The expectation of further Fed interest rate hikes in 2018 and the passage of tax reform legislation, which may spark higher economic growth and higher interest rates, has some analysts pondering the end of more than 30 years of generally declining interest rates, the so called bond secular bull market. Thus, investors have reason to be cautious of a potential low total return environment for bonds as well.

Developed International Equity: International stocks soared out of the gate in 2017 on the back of stronger economic data in Europe and a weaker U.S. Dollar in outperforming U.S. equities for the full year. Initial concerns about populist political movements in Europe quickly faded as there was no repeat of Brexit in France, Germany, or anywhere else, while continued easy monetary policy from the European Central Bank and improved economic news solidified sentiment for a unified Europe. Signs of economic improvement were also evident in Japan, where central bankers stepped back from a failed experiment with negative interest rates that appeared to undercut the ability of banks and the financial system to operate normally.

Emerging Markets: Emerging market (“EM”) bonds and equities were the standout asset class in 2017. EM equities gained more than 37% overall on the year, while EM debt was up more than 7.5%. A weaker U.S. Dollar served as a form of stimulus in the shape of easier debt payments in regions where much of the debt is dollar denominated. Healthier end markets in Europe and the U.S. helped economic activity as well. Even as the rally appeared to be petering out towards the end of the year, a surge in the price of oil and energy markets boosted several oil rich emerging economies such as Brazil and Russia.

Alternative Assets: Alternative assets posted gains in 2017, but generally struggled relative to equities. The continued lack of increased inflation kept a lid on commodity prices for much of the year, with only a surge in oil prices in the fourth quarter hinting at a more favorable outlook. Infrastructure related assets performed better and energy assets received a boost from the rise in expectations and oil prices towards the end. Domestic real estate was the notable laggard in the face of a rising interest rate environment in the U.S., while globally real estate lagged equities by a wide margin.

Alternative Strategy: Alternative investment strategies beat fixed income but severely lagged equities as the Wilshire Liquid Alternative Index returned a relatively tepid 5.08% in 2017. Equity hedged strategies did the best out of the group, though still managed only single digit returns, as they benefitted from equity exposure in general. The relative value, global macro and event driven segments all underperformed the broader index as steady returns amid low volatility within equity markets throughout the year detracted from the appeal of alternatives.

2

JNL/American Funds Master Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Balanced Fund

Composition as of December 31, 2017:
Domestic Equity	100.0%
Total Investments	100.0%

Effective April 24, 2017, JNL/Capital Guardian Global Balanced Fund's name was changed to JNL/American Funds Balanced Fund. Also, effective April 24, 2017, the Fund became a Master Feeder Fund. Prior to April 24, 2017, the Fund was sub-advised by Capital Guardian Trust Company and held securities selected by the Sub-Adviser and was considered a “Sub-Advised Fund.” On April 24, 2017, the Fund received shares of the Master Fund in exchange for cash and securities in the Sub-Advised Fund.

For the period from January 1, 2017 to April 23, 2017, JNL/Capital Guardian Global Balanced Fund underperformed its primary benchmark by posting a return of 6.11% for Class A shares compared to 6.46% for the MSCI All Country World Index (Net). The Fund outperformed its secondary benchmark which posted a return of 5.21% for the 65% MSCI All Country World Index (Net), 35% Bloomberg Barclays Global Aggregate Bond Index.

Stock choice contributed positively to results versus the MSCI All Country World Index (Net). Sector selection slightly detracted. Brazilian miner Vale SA advanced on rising prices for iron ore. In consumer discretionary, gaming company Wynn Macau Ltd rose amid signs that business is recovering in Macau after an anticorruption campaign and travel restrictions dampened travel. Chinese auto maker Great Wall Motors Co. Ltd. gained on surging automobile demand from Chinese consumers, who are expected to purchase some 30 million cars and trucks annually by 2020. On the other hand, shares of Chevron Corp. and Philip Morris International Inc. declined.

Country allocation was the largest contributor to relative returns versus the Bloomberg Barclays Global Aggregate Index. An underweight stance in Eurozone bonds helped, as did overweight positions in Mexican and Polish bonds. Currency exposure also was additive, including greater than index stances in the Polish Zloty and Mexican Peso; however, the underweight position in the Euro detracted. Duration also helped relative results.

For the period from April 24, 2017 to December 31, 2017, JNL/American Funds Balanced Fund underperformed its primary benchmark by posting a return of 9.99% for Class A shares compared to 16.45% for the MSCI All Country World Index (Net). The Fund underperformed its secondary benchmark which posted a return of 12.09% for the 65% MSCI All Country World Index (Net), 35% Bloomberg Barclays Global Aggregate Bond Index.

For the year ended December 31, 2017, JNL/American Funds Balanced Fund underperformed its primary benchmark by posting a return of 16.71% for Class A shares compared to 23.97% for the MSCI All Country World Index (Net). The Fund underperformed its secondary benchmark which posted a return of 17.93% for the 65% MSCI All Country World Index (Net), 35% Bloomberg Barclays Global Aggregate Bond Index.

The Fund seeks high total return consistent with preservation of capital over the long term through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Asset Allocation FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Blue Chip Income and Growth Fund

Composition as of December 31, 2017:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2017, JNL/American Funds Blue Chip Income and Growth Fund underperformed its benchmark by posting a return of 16.61% for Class A shares compared to 21.83% for the S&P 500 Index.

The Fund seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Blue Chip Income and Growth FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Bond Fund

Composition as of December 31, 2017:
Global Fixed Income	100.0%
Total Investments	100.0%

For the year ended December 31, 2017, JNL/American Funds Global Bond Fund underperformed its benchmark by posting a return of 6.56% for Class A shares compared to 7.40% for the Bloomberg Barclays Global Aggregate Index.

The Fund seeks, over the long term, a high level of total return consistent with prudent investment management thought exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Bond FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Small Capitalization Fund

Composition as of December 31, 2017:
Global Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2017, the JNL/American Funds Global Small Capitalization Fund outperformed its benchmark by posting a return of 25.52% for Class A shares compared to 23.81% for the MSCI All Country World Small Cap Index (Net).

The Fund seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series – Global Small Capitalization FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Growth-Income Fund

Composition as of December 31, 2017:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2017, JNL/American Funds Growth-Income Fund outperformed its benchmark by posting a return of 21.88% for Class A shares compared to 21.83% for the S&P 500 Index.

The Fund seeks long term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Growth Income FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager

3

JNL/American Funds Master Feeder Funds Capital Research and Management Company (Unaudited)

commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds International Fund

Composition as of December 31, 2017:
International Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2017, JNL/American Funds International Fund outperformed its benchmark by posting a return of 31.63% for Class A shares compared to 27.19% for the MSCI All Country World ex USA Index (Net).

The Fund seeks long term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – International FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds New World Fund

Composition as of December 31, 2017:
Emerging Markets Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2017, JNL/American Funds New World Fund outperformed one of its benchmarks by posting a return of 28.89% for Class A shares compared to 23.97% for the MSCI All Country World Index and underperformed its other benchmark, the MSCI Emerging Markets Index (Net), which returned 37.28%.

The Fund seeks long term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – New World Fund® (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

4

JNL/American Funds Master Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Balanced Fund

Average Annual Total Returns*
Class A		Class I
1 Year	16.71%	1 Year	17.03%
5 Year	7.14	5 Year	7.35
10 Year	3.82	10 Year	4.04
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Blue Chip Income and Growth Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	16.61%	1 Year	16.88%
5 Year	15.23	5 Year	15.45
Since Inception	11.88	Since Inception	12.12
‡Inception date May 03, 2010
†Inception date May 03, 2010
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Global Bond Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	6.56%	1 Year	6.81%
5 Year	0.50	5 Year	0.72
Since Inception	2.21	Since Inception	2.45
‡Inception date May 03, 2010
†Inception date May 03, 2010
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

5

JNL/American Funds Master Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Global Small Capitalization Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	25.52%	1 Year	25.78%
5 Year	10.70	5 Year	10.92
Since Inception	7.66	Since Inception	7.89
‡Inception date May 03, 2010
†Inception date May 03, 2010
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Growth-Income Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	21.88%	1 Year	22.19%
5 Year	14.91	5 Year	15.14
Since Inception	12.05	Since Inception	12.28
‡Inception date May 03, 2010
†Inception date May 03, 2010
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds International Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	31.63%	1 Year	31.94%
5 Year	8.68	5 Year	8.89
Since Inception	6.79	Since Inception	7.02
‡Inception date May 03, 2010
†Inception date May 03, 2010
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

6

JNL/American Funds Master Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds New World Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	28.89%	1 Year	29.23%
5 Year	5.83	5 Year	6.05
Since Inception	5.59	Since Inception	5.81
‡Inception date May 03, 2010
†Inception date May 03, 2010
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

7

JNL/Vanguard Master Feeder Funds Jackson National Asset Management, LLC (Unaudited)

JNL/Vanguard Capital Growth Fund

Composition as of December 31, 2017:
Domestic Equity	100.0%
Total Investments	100.0%

Total Returns*
Class A‡		Class I†
Since Inception	8.00%	Since Inception	8.20%
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

 For the period from September 25, 2017 to December 31, 2017, JNL/Vanguard Capital Growth Fund outperformed its primary benchmark by posting a return of 8.00% for Class A shares compared to 7.41% for the S&P 500 Index.

The Fund seeks long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund - Capital Growth Portfolio (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/Vanguard Equity Income Fund

Composition as of December 31, 2017:
Domestic Equity	100.0%
Total Investments	100.0%

Total Returns*
Class A‡		Class I†
Since Inception	6.70%	Since Inception	6.90%
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

 For the period from September 25, 2017 to December 31, 2017, JNL/Vanguard Equity Income Fund underperformed its primary benchmark by posting a return of 6.70% for Class A shares compared to 6.77% for the MSCI USA High Dividend Yield Index (Gross).

The Fund seeks long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund - Equity Income Portfolio (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/Vanguard International Fund

Composition as of December 31, 2017:
International Equity	100.0%
Total Investments	100.0%

Total Returns*
Class A‡		Class I†
Since Inception	3.40%	Since Inception	3.40%
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

 For the period from September 25, 2017 to December 31, 2017, JNL/Vanguard International Fund underperformed its primary benchmark by posting a return of 3.40% for Class A shares compared to 4.51% for the MSCI All Country World ex USA Index (Net).

The Fund seeks to provide long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund - International Portfolio (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/Vanguard Small Company Growth Fund

Composition as of December 31, 2017:
Domestic Equity	100.0%
Total Investments	100.0%

Total Returns*
Class A‡		Class I†
Since Inception	7.40%	Since Inception	7.50%
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

 For the period from September 25, 2017 to December 31, 2017, JNL/Vanguard Small Company Growth Fund underperformed its primary benchmark by posting a return of 7.40% for Class A shares compared to 8.29% for the MSCI USA Small Growth Index (Gross).

The Fund seeks to provide long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund - Small Company Growth Portfolio (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

8

JNL Alt Funds Jackson National Asset Management, LLC (Unaudited)

The investment objective of JNL Institutional Alt 25 Fund and JNL Institutional Alt 50 Fund (collectively “JNL Alt Funds”) is long-term growth of capital and income through investment in other funds. Each Fund seeks to achieve its objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust and Jackson Variable Series Trust. Each JNL Alt Fund has a target percentage allocation among the Underlying Funds that are categorized as investing in traditional asset classes and non-traditional asset classes. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

There were significant changes to the asset class weightings for the Funds as the JNL Alt Funds were consolidated into a simpler, more cohesive lineup in September 2017. JNL Institutional Alt 35 Fund was acquired by JNL Institutional Alt 20 Fund to form the new JNL Institutional Alt 25 Fund, while JNL Alt 65 Fund was acquired by JNL Institutional Alt 50 Fund. As such, the allocation to alternatives for each Fund was adjusted to match its new strategy. In preparation for the consolidation, trades were made in several underlying strategies in August. Substantial decreases were made to JNL/Neuberger Berman Currency Fund, JNL Black/Rock Global Long Short Credit Fund and JNL/Nicholas Convertible Arbitrage Fund to reduce the stakes in lower volatility strategies in favor of those with more upside potential, as the fixed income sleeve of the Funds serve as a source of stability to help minimize volatility already. A new position in JNL/AQR Large Cap Relaxed Constraint Equity Fund was added to provide higher upside potential. In September, several Underlying Funds new to the platform were added, including JNL/GQG Emerging Markets Equity Fund and JNL/PIMCO Income Fund.

JNL Institutional Alt 25 Fund

Composition as of December 31, 2017:
Alternative	24.7%
Domestic Equity	28.1
Domestic Fixed Income	17.4
Emerging Markets Equity	5.3
Global Equity	4.0
Global Fixed Income	2.9
International Equity	14.7
International Fixed Income	2.9
Total Investments	100.0%

Prior to September 25, 2017, the Fund was JNL Institutional Alt 20 Fund and it allocated approximately 80% of its assets to the traditional investment categories creating a “core” component of its Fund. The Fund then allocated approximately 20% of its assets to non-traditional investment categories creating an “alt” component of its Fund. Among the traditional investment categories, the Fund typically allocated approximately 20%-40% of its assets in Underlying Funds investing in fixed income securities, 20%-40% of its assets in Underlying Funds investing in U.S. equity securities and 5%-30% of its assets in Underlying Funds investing in international securities. Effective September 25, 2017, the Fund’s name was changed to the JNL Institutional Alt 25 Fund and it began to allocate approximately 75% of its assets to the traditional investment categories creating a “core” component of its Fund. The Fund then allocates approximately 25% of its assets to non-traditional investment categories creating an “alt” component of its Fund. Among the traditional investment categories, the Fund typically allocates approximately 5%-45% of its assets in Underlying Funds investing in fixed income securities and 30%-70% of its assets in Underlying Funds investing in equity securities.

For the year ended December 31, 2017, JNL Institutional Alt 25 Fund underperformed its primary benchmark by posting a return of 14.33% for Class A shares compared to 15.15% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of 13.76% for the 25% Wilshire Liquid Alternative Index, 50% MSCI All Country World Index (Net) and 25% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund outperformed its blended benchmark as the alternative, fixed income and international equity sleeves outperformed. The alternative sleeve beat the Wilshire Liquid Alternative Index component of the benchmark as strategies with higher upside potential, such as JNL/AQR Large Cap Relaxed Constraint Equity Fund (22.98%) added during the year and JNL/Invesco Global Real Estate Fund (10.19%), led the way in the equity driven market. Fixed income benefited from credit oriented strategies such as JNL/PPM America Total Return Fund (4.27%) and strong performances from core holdings like JNL/DoubleLine Total Return Fund (4.16%). Foreign stocks surged higher for most of the year, especially emerging markets. JNL/Oppenheimer Emerging Markets Innovator Fund (41.28%) stood out among a sizeable allocation to the sector. JNL/WCM Focused International Equity Fund (31.65%) was the top performer within developed markets.

The domestic equity sleeve was a detractor as value oriented managers lagged amid a growth stock dominated market. JNL/The London Company Focused U.S. Equity Fund (17.30%) significantly trailed the broader market, while JNL/Harris Oakmark Global Equity Fund (22.86%) lagged its global peers. Allocations to small- and mid-cap stocks underperformed as well, including positions in JNL/DFA U.S. Small Cap Fund (10.15%) and JNL Multi-Manager Mid Cap Fund (16.04%).

JNL Institutional Alt 50 Fund

Composition as of December 31, 2017:
Alternative	49.9%
Domestic Equity	16.4
Domestic Fixed Income	16.0
Emerging Markets Equity	3.0
Global Equity	2.5
Global Fixed Income	1.9
International Equity	7.8
International Fixed Income	2.5
Total Investments	100.0%

JNL Institutional Alt 50 Fund allocates approximately 50% of its assets to the traditional investment categories creating a “core” component of its portfolio. The Fund then allocates approximately 50% of its assets to non-traditional investment categories creating an “alt” component of its portfolio. Prior to September 25, 2017, among the traditional investments categories, the Fund typically allocated approximately 10%-30% of its assets in Underlying Funds investing in fixed income securities, 10%-35% of its assets in Underlying Funds investment in U.S. equity securities and 5%-20% of its assets in Underlying Funds investing in international securities. Effective September 25, 2017, among the traditional investments categories, the Fund typically began to allocate approximately 0%-40% of its assets in Underlying Funds investing in fixed income securities, 10%-50% of its assets in Underlying Funds investment in equity securities.

For the year ended December 31, 2017, JNL Institutional Alt 50 Fund underperformed its primary benchmark by posting a return of 10.52% for Class A shares compared to 15.15% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of 10.13% for the 50% Wilshire Liquid Alternative Index, 30% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund outperformed its blended benchmark as the alternative, fixed income and international equity sleeves outperformed. The alternative sleeve beat the Wilshire Liquid Alternative Index component of the benchmark as strategies with higher upside potential, such as JNL/AQR Large Cap Relaxed Constraint Equity Fund (22.98%) added during the year and JNL/Invesco Global Real Estate Fund (10.19%), led the way in the equity driven

9

JNL Alt Funds Jackson National Asset Management, LLC (Unaudited)

market. Fixed income benefited from credit oriented strategies such as JNL/PPM America Total Return Fund (4.27%) and strong performances from core holdings like JNL/DoubleLine Total Return Fund (4.16%). Foreign stocks surged higher for most of the year, especially emerging markets. JNL/Oppenheimer Emerging Markets Innovator Fund (41.28%) stood out among a sizeable allocation to the sector. JNL/WCM Focused International Equity Fund (31.65%) was the top performer within developed markets.

The domestic equity sleeve was a detractor as value oriented managers lagged amid a growth stock dominated market. JNL/T. Rowe Price Value Fund (18.70%) trailed the broader market, while JNL/Harris Oakmark Global Equity Fund (22.86%) lagged its global peers. Allocations to small- and mid-cap stocks underperformed as well, including positions in JNL/DFA U.S. Small Cap Fund (10.15%) and JNL Multi-Manager Mid Cap Fund (16.04%).

10

JNL Alt Funds Jackson National Asset Management, LLC (Unaudited)

JNL Institutional Alt 25 Fund

†25% Wilshire Liquid Alternative Index, 50% MSCI All Country World Index (Net) and 25% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	14.33%	1 Year	N/A
5 Year	6.65	5 Year	N/A
Since Inception	9.16	Since Inception	3.64%
‡Inception date April 06, 2009
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Institutional Alt 50 Fund

†50% Wilshire Liquid Alternative Index, 30% MSCI All Country World Index (Net) and 20% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	10.52%	1 Year	N/A
5 Year	4.84	5 Year	N/A
Since Inception	8.80	Since Inception	3.13%
‡Inception date April 06, 2009
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

11

JNL/American Funds Funds of Funds Jackson National Asset Management, LLC (Unaudited)

Each Fund seeks to achieve its objective by investing in shares of a diversified group of other Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of American Funds Insurance Series® or the American Funds R6 mutual fund share class. The Schedules of Investments and Financial Statements for the Underlying Funds are available on the SEC’s website at www.sec.gov.

Notable changes were made to JNL/American Funds Funds of Funds during 2017, as several retail American Funds mutual funds were added as Underlying Funds in addition to the American Funds Insurance Series. JNAM took advantage of this greater flexibility to reconstruct the underlying holdings in conjunction with our most recent strategic asset allocation. Overall, equity exposure was increased slightly, with the allocation to pure domestic equities decreased in favor of pure foreign equity strategies. The primary change in fixed income was the elimination of a position in a government bond fund and addition of a new, smaller allocation to a strategy focused on treasury inflation protected securities (“TIPS”).

JNL/American Funds Moderate Growth Allocation Fund

Composition as of December 31, 2017:
Domestic Equity	28.8%
Domestic Fixed Income	33.7
Emerging Markets Equity	6.0
Global Equity	21.1
Global Fixed Income	6.4
International Equity	4.0
Total Investments	100.0%

The investment objective of JNL/American Funds Moderate Growth Allocation Fund is to seek a balance between current income and growth of capital. Prior to September 25, 2017, the Fund allocated approximately 50%-80% of its assets to Underlying Funds that invest primarily in equity securities and 20%-50% of its assets to Underlying Funds that invest primarily in fixed income securities. Effective September 25, 2017, JNL/American Funds Balanced Allocation Fund’s name was changed to JNL/American Funds Moderate Growth Allocation Fund. Also effective September 25, 2017, the Fund allocates approximately 40%-80% of its assets to Underlying Funds that invest primarily in equity securities and 20%-60% of its assets to Underlying Funds that invest primarily in fixed income securities.

For the year ended December 31, 2017, JNL/American Funds Moderate Growth Allocation Fund outperformed its primary benchmark by posting a return of 15.70% for Class A shares compared to 15.15% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of 15.41% for the 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund outperformed its blended benchmark in 2017 as both the equity and fixed income sleeves beat their respective benchmark components. Equity outperformance was driven mainly by growth strategies such as American Funds Insurance Series Growth (28.62%) and strategies focused on overseas stocks like American Funds Insurance Series International (32.46%) and American Funds Insurance Series Global Growth (31.80%), with help from allocations to emerging markets and foreign small cap stocks. The top performer within fixed income was an off benchmark allocation to global bonds through American Funds Insurance Series Global Bond (7.11%), which benefitted from a strong rally in foreign bonds during the first part of the year. High yield bonds also did well in the first half of the year as evident by the strong returns from American Funds American High Income (7.06%).

Detractors from performance included value oriented and income focused equity strategies. American Funds Insurance Series Blue Chip Income & Growth (17.29%) was a significant laggard relative to the global benchmark, with American Funds Capital World Growth & Income (25.08%) detracting as well. A rising interest rate environment dampened the results from rate sensitive government bonds within fixed income.

JNL/American Funds Growth Allocation Fund

Composition as of December 31, 2017:
Domestic Equity	38.5%
Domestic Fixed Income	15.2
Emerging Markets Equity	7.8
Global Equity	29.0
Global Fixed Income	4.5
International Equity	5.0
Total Investments	100.0%

The investment objective of JNL/American Funds Growth Allocation Fund is to seek capital growth with secondary emphasis on current income. Prior to September 25, 2017, the Fund allocated approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities and 0%-30% to Underlying Funds that invest primarily in fixed income securities. Effective September 25, 2017, the Fund allocates approximately 60%-100% of its assets to Underlying Funds that invest primarily in equity securities and 0%-40% to Underlying Funds that invest primarily in fixed income securities

For the year ended December 31, 2017, JNL/American Funds Growth Allocation Fund outperformed its primary benchmark by posting a return of 20.61% for Class A shares compared to 19.08% for the Dow Jones Moderately Aggressive Index. The Fund outperformed its blended benchmark return of 19.62% for the 80% MSCI All Country World Index (Net) and 20% Bloomberg Barclays Capital U.S. Aggregate Bond Index.

The Fund outperformed its blended benchmark for the year as both the equity and fixed income sleeves outperformed their respective benchmark components. Absolute returns were boosted by a significant equity allocation amid a steady rally in stocks throughout 2017. Equity outperformance was driven mainly by growth strategies such as American Funds Insurance Series Growth (28.62%) and strategies focused on overseas stocks like American Funds Insurance Series International (32.46%) and American Funds Insurance Series Global Growth (31.80%), with help from allocations to emerging markets and foreign small cap stocks. The top performer within fixed income was an off benchmark allocation to global bonds through American Funds Insurance Series Global Bond (7.11%), which benefitted from a strong rally in foreign bonds during the first part of 2017. High yield bonds also did well in the first half of the year as evident by the strong returns from American Funds American High Income (7.06%).

Detractors from performance included value oriented equity strategies. American Funds Washington Mutual (20.54%) was the main laggard relative to the global benchmark, though it held up significantly better than most of its domestic large value peers. A rising interest rate environment dampened the results from rate sensitive government bonds within fixed income.

12

JNL/American Funds Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL/American Funds Moderate Growth Allocation Fund

†60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	15.70%	1 Year	N/A
5 Year	8.31	5 Year	N/A
Since Inception	8.07	Since Inception	3.47%
‡Inception date April 30, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Growth Allocation Fund

†80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	20.61%	1 Year	N/A
5 Year	10.35	5 Year	N/A
Since Inception	9.90	Since Inception	4.61%
‡Inception date April 30, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

13

JNL/DFA Funds Jackson National Asset Management, LLC (Unaudited)

Each Fund seeks to achieve its objective by investing in shares of a diversified group of other Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of Dimensional Fund Advisors (“DFA”) Investment Dimensions Group Inc. and Dimensional Investment Group Inc. (collectively, “DFA Fund Groups”). The Schedules of Investments and Financial Statements for the Underlying Funds are available on the SEC’s website at www.sec.gov.

The JNL/DFA Funds were launched in April 2017 with an allocation based on the Adviser’s most recent strategic asset allocation outlook and investments in Underlying Funds that best employed the strengths of the DFA research process. No changes in the allocations or Underlying Funds were made subsequent to launch through the end of the year. DFA’s distinctive blend of passive and active investment styles tends to favor small cap and value oriented equities, as well as investment grade bonds.

JNL/DFA Growth Allocation Fund

Composition as of December 31, 2017:
Alternative	5.3%
Domestic Equity	43.7
Domestic Fixed Income	18.5
Emerging Markets Equity	8.0
International Equity	24.5
Total Investments	100.0%

The investment objective for JNL/DFA Growth Allocation Fund is to seek total return consisting of capital appreciation and current income. To achieve its investment objective, the Fund under normal market circumstances, allocates its assets to Underlying Funds that invest in equity and fixed income securities. Generally, the Fund seeks to achieve an allocation of approximately 60% to 100% (with a target allocation of approximately 80%) of the Fund’s assets to domestic and international equity Underlying Funds and 0% to 40% (with a target allocation of approximately 20%) of its assets to fixed income Underlying Funds. The equity and fixed income allocation may fall outside of the above limits in a volatile market environment where investment outcomes are expected to remain beyond normal range.

For the period from April 24, 2017 to December 31, 2017, JNL/DFA Growth Allocation Fund underperformed its primary benchmark by posting a return of 12.23% for Class A shares compared to 12.68% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark of 13.37% for the 80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark owing to weakness within the domestic equity and fixed income sleeves, which overcame a strong showing by foreign stocks for most of 2017. International stock sleeve outperformance was driven by exposure to emerging markets, foreign small caps, as well as strong relative results from DFA International Core Equity Portfolio (16.85%), which noticeably outperformed developed foreign markets. DFA Intermediate Term Extended Quality Portfolio (2.77%), which focuses on corporate credit bonds, boosted relative returns within fixed income.

The domestic equity and fixed income sleeves suffered from their respective small cap and quality bond exposure. DFA’s value equity bias was less of a factor due to the Fund’s April launch, as growth stock outperformance was more notable towards the beginning of the year. The primary detractor within equities was a significant allocation to DFA Real Estate Securities (1.96%), as real estate securities significantly lagged the broader market. Fixed income suffered from an overall bias towards short term and investment grade bonds that lagged more credit oriented securities.

JNL/DFA Moderate Growth Allocation Fund

Composition as of December 31, 2017:
Alternative	1.5%
Domestic Equity	36.2
Domestic Fixed Income	37.8
Emerging Markets Equity	6.0
International Equity	18.5
Total Investments	100.0%

The investment objective for JNL/DFA Moderate Growth Allocation Fund is to seek total return consisting of capital appreciation and current income. To achieve its investment objective, the Fund under normal market circumstances, allocates its assets to Underlying Funds that invest in equity and fixed income securities. Generally, the Fund seeks to achieve an allocation of approximately 40% to 80% (with a target allocation of approximately 60%) of the Fund’s assets to domestic and international equity Underlying Funds and 20% to 60% (with a target allocation of approximately 40%) of its assets to fixed income Underlying Funds. The equity and fixed income allocation may fall outside of the above limits in a volatile market environment where investment outcomes are expected to remain beyond normal range.

For the period from April 24, 2017 to December 31, 2017, JNL/DFA Moderate Growth Allocation Fund underperformed its primary benchmark by posting a return of 9.79% for Class A shares compared to 9.91% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 10.36% for the 60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark owing to weakness within the domestic equity and fixed income sleeves, which overcame a strong showing by foreign stocks for most of 2017. International stock sleeve outperformance was driven by exposure to emerging markets, foreign small caps, as well as strong relative results from DFA International Core Equity Portfolio (16.85%), which noticeably outperformed developed foreign markets. DFA Intermediate-Term Extended Quality Portfolio (2.77%), which focuses on corporate credit bonds, boosted relative returns within fixed income.

The domestic equity and fixed income sleeves suffered from their respective small cap and quality bond exposure. DFA’s value equity bias was less of a factor due to the Fund’s April launch, as growth stock outperformance was more notable towards the beginning of the year. The primary detractor within equities was an allocation to DFA Real Estate Securities Portfolio (1.96%), as real estate securities significantly lagged the broader market. Fixed income suffered from an overall bias towards short term and investment grade bonds that lagged more credit oriented securities.

14

JNL/DFA Funds Jackson National Asset Management, LLC (Unaudited)

JNL/DFA Growth Allocation Fund

Total Returns*
Class A‡		Class I†
Since Inception	12.23%	Since Inception	5.07%
‡Inception date April 24, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/DFA Moderate Growth Allocation Fund

Total Returns*
Class A‡		Class I†
Since Inception	9.79%	Since Inception	4.03%
‡Inception date April 24, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

15

JNL Allocation Funds Jackson National Asset Management, LLC (Unaudited)

Each Fund seeks to achieve its investment objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of the JNL Series Trust, JNL Variable Fund LLC, JNL Investor Series Trust and Jackson Variable Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

There were significant changes to the asset class weightings as the Fund of Funds formerly known as the JNL Disciplined Funds, which were renamed JNL Allocation Funds on September 25, 2017. The primary change in conjunction with the name change was the addition of an alternatives sleeve with holdings tailored to the risk/reward profile of each Fund. By year end, the allocation to alternatives in each Fund was between 5% and 10% of assets. In addition, throughout the year, exposure to passive strategies was reduced in favor of active managers in which we have higher conviction in the current market environment. In April, holdings in broad based domestic and international equity indexes were reduced in favor of new positions in JNL/FPA + DoubleLine Flexible Allocation Fund, JNL/Causeway International Value Select Fund and JNL/Harris Oakmark Global Equity Fund. Other notable changes during the year included initiating a position in JNL/DoubleLine Emerging Markets Fixed Income Fund in April and boosting stakes in international and emerging market equities in July. Finally, in September, several Underlying Funds new to the platform were added, including JNL/GQG Emerging Markets Equity Fund, JNL/Invesco Diversified Dividend Fund and JNL/PIMCO Income Fund.

JNL Moderate Growth Allocation Fund

Composition as of December 31, 2017:
Alternative	5.7%
Domestic Balanced	12.8
Domestic Equity	24.8
Domestic Fixed Income	24.8
Emerging Markets Equity	6.1
Global Equity	3.0
Global Fixed Income	2.9
International Equity	16.2
International Fixed Income	3.7
Total Investments	100.0%

The investment objective for JNL Moderate Growth Allocation Fund is to seek capital growth. Current income is a secondary objective. The Fund allocates approximately 40% to 80% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 60% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

Effective, September 25, 2017, JNL Disciplined Moderate Fund’s name was changed to JNL Moderate Growth Allocation Fund.

For the year ended December 31, 2017, JNL Moderate Growth Allocation Fund underperformed its primary benchmark by posting a return of 14.54% for Class A shares compared to 15.15% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark of 15.41% for the 60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark owing to relatively weak underlying manager results within the domestic equity sleeve that was only partially offset by strong outperformance in the international equity and fixed income sleeves. Value oriented domestic equity managers such as JNL/T. Rowe Price Capital Appreciation Fund (14.80%) and JNL/FPA + DoubleLine Flexible Allocation Fund (11.06%) struggled in a year led by growth stocks. In addition, allocations to small- and mid-cap stocks underperformed domestically.

Foreign stocks dominated for much of the year, especially within emerging markets. A sizeable weighting to emerging markets equity for much of the year plus the strong outperformance of JNL/WCM Focused International Equity Fund (31.65%), the top performer among developed market holdings, were the main drivers overseas. Within fixed income, the allocation to emerging markets debt provided a boost as that was the top area on an absolute basis. The credit and high yield areas of the market again led the way, with JNL/PIMCO Credit Income Fund (6.97%) delivering another strong year, aided by JNL/Crescent High Income Fund (4.73%). A core holding in JNL/DoubleLine Total Return Fund (4.16%) outperformed as well.

JNL Growth Allocation Fund

Composition as of December 31, 2017:
Alternative	6.4%
Domestic Balanced	8.0
Domestic Equity	33.3
Domestic Fixed Income	13.1
Emerging Markets Equity	8.1
Global Equity	5.0
Global Fixed Income	1.9
International Equity	22.4
International Fixed Income	1.8
Total Investments	100.0%

The investment objective for JNL Growth Allocation Fund is to seek capital growth and current income. Prior to September 25, 2017, the Fund allocated approximately 60% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% to 40% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities. Effective September 25, 2017, JNL Disciplined Moderate Growth Fund’s name was changed to JNL Growth Allocation Fund. Also effective September 25, 2017, the Fund allocates approximately 60% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 40% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2017, JNL Growth Allocation Fund underperformed its primary benchmark by posting a return of 18.64% for Class A shares compared to 19.08% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 19.62% for the 80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark owing to relatively weak underlying manager results within the domestic equity sleeve that was only partially offset by strong outperformance in the international equity and fixed income sleeves. Value oriented domestic equity managers such as JNL/T. Rowe Price Capital Appreciation Fund (14.80%) and JNL/FPA + DoubleLine Flexible Allocation Fund (11.06%) struggled in a year led by growth stocks. In addition, allocations to small- and mid-cap stocks underperformed domestically.

Foreign stocks dominated for much of the year, especially within emerging markets. A sizeable weighting to emerging markets equity for much of the year plus the strong outperformance of JNL/WCM Focused International Equity Fund (31.65%), the top performer among developed market holdings, were the main drivers overseas. Within fixed income, the allocation to emerging markets debt provided a boost as that was the top area on an absolute basis. The credit and high yield areas of the market again led the way, with JNL/PIMCO Credit Income Fund (6.97%) delivering another strong year, aided by JNL/Crescent High Income Fund (4.73%). A core holding in JNL/DoubleLine Total Return Fund (4.16%) outperformed as well.

JNL Aggressive Growth Allocation Fund

Composition as of December 31, 2017:
Alternative	6.9%
Domestic Equity	41.0
Domestic Fixed Income	7.2

16

JNL Allocation Funds Jackson National Asset Management, LLC (Unaudited)

Emerging Markets Equity	9.1
Global Equity	9.0
Global Fixed Income	1.2
International Equity	24.6
International Fixed Income	1.0
Total Investments	100.0%

The investment objective for JNL Aggressive Growth Allocation Fund is capital growth. The Fund allocates approximately 70% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 30% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

Effective September 25, 2017, JNL Disciplined Growth Fund’s name changed to JNL Aggressive Growth Allocation Fund.

For the year ended December 31, 2017, JNL Aggressive Growth Allocation Fund outperformed its primary benchmark by posting a return of 21.40% for Class A shares compared to 19.08% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 21.78% for the 90% MSCI All Country World Index (Net), 10% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark owing to relatively weak underlying manager results overall within the domestic equity sleeve, though not as much as the other Funds in the series due to its more aggressive underlying equity holdings. Value oriented domestic equity managers such as JNL/T. Rowe Price Capital Appreciation Fund (14.80%) struggled during the year while growth strategies such as JNL/T. Rowe Price Established Growth Fund (33.59%) excelled. The main differentiating factor was that allocations to small- and mid-cap stocks underperformed domestically.

International equities and a small fixed income sleeve outperformed. Foreign stocks dominated for much of the year, especially within emerging markets. An allocation to emerging markets equity plus the strong outperformance of JNL/WCM Focused International Equity Fund (31.65%), the top performer among developed market holdings, were the main drivers overseas. Within fixed income, the allocation to emerging markets debt provided a boost as that was the top area on an absolute basis. The credit and high yield areas of the market again led the way, with JNL/PIMCO Credit Income Fund (6.97%) delivering another strong year, aided by JNL/Crescent High Income Fund (4.73%).

17

JNL Allocation Funds Jackson National Asset Management, LLC (Unaudited)

JNL Moderate Growth Allocation Fund

†60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	14.54%	1 Year	N/A
5 Year	8.28	5 Year	N/A
10 Year	5.09	10 Year	N/A
		Since Inception	3.31%
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Jackson National Asset Management, LLC assumed portfolio management responsibility on August 29, 2011.

JNL Growth Allocation Fund

†80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	18.64%	1 Year	N/A
5 Year	10.01	5 Year	N/A
10 Year	5.17	10 Year	N/A
		Since Inception	4.30%
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Jackson National Asset Management, LLC assumed portfolio management responsibility on August 29, 2011.

JNL Aggressive Growth Allocation Fund

†90% MSCI All Country World Index (Net), 10% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	21.40%	1 Year	N/A
5 Year	10.72	5 Year	N/A
10 Year	4.73	10 Year	N/A
		Since Inception	4.84%
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Jackson National Asset Management, LLC assumed portfolio management responsibility on August 29, 2011.

18

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL/Franklin Templeton Founding Strategy Fund

Composition as of December 31, 2017:
Domestic Balanced	33.2%
Global Equity	66.8
Total Investments	100.0%

The investment objective of JNL/Franklin Templeton Founding Strategy Fund is capital appreciation. The Fund seeks to achieve its objective by making approximately equal allocations of its assets and cash flows among the following Underlying Funds (“Underlying Funds”): JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton Global Fund and JNL/Franklin Templeton Mutual Shares Fund. The Underlying Funds are a separate series of JNL Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

For the year ended December 31, 2017, JNL/Franklin Templeton Founding Strategy Fund underperformed its primary benchmark by posting a return of 11.76% for Class A shares compared to 19.08% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 19.62% for the 80% MSCI All Country World Index (Net) and 20% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund substantially underperformed its blended benchmark as all three Underlying Funds lagged their respective benchmarks and the global equity market amid a rally in stocks. JNL/Franklin Templeton Mutual Shares Fund (8.11%) was the primary detractor in trailing its S&P 500 Index benchmark by -1,372 basis points (“bps”) owing largely to its deep value approach that led to weak stock selection. JNL/Franklin Templeton Global Fund (17.56%) lagged its MSCI World Index by a significant -484 bps as well. Only JNL/Franklin Templeton Income Fund (9.93%) somewhat held its own versus its benchmark, but its sizeable allocation to fixed income, albeit mostly high yield bonds, was unable to keep up with equities on an absolute basis so that it was a detractor from overall performance as well.

JNL/Mellon Capital 10 x 10 Fund

Composition as of December 31, 2017:
Domestic Equity	80.1%
Domestic Fixed Income	9.9
International Equity	10.0
Total Investments	100.0%

The investment objective of JNL/Mellon Capital 10 x 10 Fund is capital appreciation and income. The Fund seeks to achieve its objective by investing in shares of the following Underlying Funds: 50% JNL/Mellon Capital JNL 5 Fund, 10% JNL/Mellon Capital S&P 500 Index Fund, 10% JNL/Mellon Capital S&P 400 MidCap Index Fund, 10% JNL/Mellon Capital Small Cap Index Fund, 10% JNL/Mellon Capital International Index Fund and 10% JNL/Mellon Capital Bond Index Fund. The Underlying Funds are a separate series of JNL Series Trust and JNL Variable Fund LLC. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

For the year ended December 31, 2017, JNL/Mellon Capital 10 x 10 Fund underperformed its primary benchmark by posting a return of 16.22% for Class A shares compared to 23.20% for the Dow Jones Aggressive Index. The Fund underperformed its blended benchmark return of 18.82% for the 60% S&P 500 Index, 10% S&P Midcap 400 Index, 10% S&P SmallCap 600 Index, 10% MSCI EAFE Index (Net) and 10% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark for the year primarily owing to the underperformance of JNL/Mellon Capital JNL 5 Fund (16.93%) relative to the broader global equity market. Consisting of half the Fund’s assets, JNL/Mellon Capital JNL 5 Fund is comprised of strategies that tilt towards value oriented, small cap and global stocks. In 2017, the value and small cap components served as significant headwinds to performance. The rest of the Fund employs Index Funds that only slightly underperformed their respective benchmarks due to fees.

JNL/Mellon Capital Index 5 Fund

Composition as of December 31, 2017:
Domestic Equity	60.4%
Domestic Fixed Income	19.5
International Equity	20.1
Total Investments	100.0%

The investment objective of JNL/ Mellon Capital Index 5 is capital appreciation. The Fund seeks to achieve its objective by investing in approximately equal allocations in the following Underlying Funds: JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund and JNL/Mellon Capital Bond Index Fund. The Underlying Funds are a separate series of JNL Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

For the year ended December 31, 2017, JNL/Mellon Capital Index 5 Fund underperformed its primary benchmark by posting a return of 15.30% for Class A shares compared to 19.08% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 15.86% for the 20% S&P 500 Index, 20% S&P Midcap 400 Index, 20% S&P SmallCap 600 Index, 20% MSCI EAFE Index (Net) and 20% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark by -56 basis points (“bps”) for the year. Fund performance tends to differ from that of its benchmark due to each Underlying Fund’s operating and management expenses.

JNL/S&P 4 Fund

Composition as of December 31, 2017:
Domestic Equity	100.0%
Total Investments	100.0%

The investment objective of JNL/S&P 4 Fund is capital appreciation. The Fund seeks to achieve its objective by investing approximately equal allocations in the following Underlying Funds: JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Total Yield Fund. The Underlying Funds are a separate series of JNL Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

For the year ended December 31, 2017, JNL/S&P 4 Fund underperformed its primary benchmark by posting a return of 15.38% for Class A shares compared to 21.83% for the S&P 500 Index.

The Fund underperformed its primary benchmark by -645 basis points in 2017, as all four of its Underlying component Funds underperformed the benchmark. JNL/S&P Total Yield Fund (11.02%) and JNL/S&P Dividend Income & Growth Fund (11.97%) were the biggest laggards as value oriented stocks in general and dividend paying stocks in particular were out of favor for most of the year. JNL/S&P Intrinsic Value Fund (18.92%) and the JNL/S&P Competitive Advantage Fund (19.67%), fared better by year end, but still trailed the benchmark. Those two strategies were buffeted by large weightings in consumer discretionary stocks, particularly retailers, that sold off dramatically to begin the year before rallying from September through the end of the year.

19

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL/Franklin Templeton Founding Strategy Fund

†80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	11.76%	1 Year	N/A
5 Year	8.64	5 Year	N/A
10 Year	4.74	10 Year	N/A
		Since Inception	2.64%
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital 10 x 10 Fund

†60% S&P 500 Index, 10% S&P Midcap 400 Index, 10% S&P SmallCap 600 Index, 10% MSCI EAFE Index (Net), 10% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	16.22%	1 Year	N/A
5 Year	11.96	5 Year	N/A
10 Year	6.33	10 Year	N/A
		Since Inception	6.22%
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Index 5 Fund

†20% S&P 500 Index, 20% S&P Midcap 400 Index, 20% S&P SmallCap 600 Index, 20% MSCI EAFE Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A		Class I†
1 Year	15.30%	1 Year	N/A
5 Year	10.62	5 Year	N/A
10 Year	6.51	10 Year	N/A
		Since Inception	5.40%
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

20

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL/S&P 4 Fund

Average Annual Total Returns
Class A		Class I†
1 Year	15.38%	1 Year	N/A
5 Year	14.70	5 Year	N/A
10 Year	10.43	10 Year	N/A
		Since Inception	9.61%
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

21

JNL/MMRS Funds Milliman Financial Risk Management LLC (Unaudited)

The investment objective of JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund and JNL/MMRS Moderate Fund (collectively “JNL/MMRS Funds”) is to provide growth of capital while seeking to manage volatility and provide downside protection by investment in other Funds. Each Fund seeks to achieve its objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of JNL Series Trust, JNL Variable Fund LLC, JNL Investor Series Trust and Jackson Variable Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/MMRS Conservative Fund

Composition as of December 31, 2017:
Domestic Equity	29.8%
Domestic Fixed Income	50.8
Emerging Markets Equity	5.6
Global Equity	3.3
Global Fixed Income	5.0
International Equity	5.5
Total Investments	100.0%

The Fund invests based on a neutral allocation of 60% of assets to Underlying Funds that invest primarily in fixed income securities and 40% of assets to Underlying Funds that invest primarily in equity securities. Under normal circumstances, the Fund may allocate approximately 50% to 100% of its assets in to Underlying Funds that invest primarily in fixed income securities and JNL/T. Rowe Price Short-Term Bond Fund, the risk control fund, and up to 50% of its assets in to Underlying Funds that invest primarily in equity securities.

For the year ended December 31, 2017, JNL/MMRS Conservative Fund underperformed its primary benchmark by posting a return of 10.79% for Class A shares compared to 10.91% for the Dow Jones Moderately Conservative Index. The Fund underperformed its blended benchmark return of 11.04% for the 30% S&P 500 Index, 10% MSCI All Country World ex USA Index (Net) and 60% Bloomberg Barclays U.S. Aggregate Bond Index.

The global equity market in 2017, as measured by the MSCI All Country World ex USA Index, posted its best calendar year return since 2009. In addition to its strong return, it also exhibited record low volatility, helping it to lock in its best risk adjusted calendar year return in three decades. The Fund benefited from its exposure to equities and specifically to foreign equites. U.S. based investors benefited not only from higher foreign stock prices, but also from a decline in the value of the U.S. Dollar relative to foreign currencies. Accordingly, the Fund’s allocation to the JNL/Mellon Emerging Markets Index Fund made the largest contribution to its return. The return of the U.S. bond market was much lower than that of equities, but still positive, enabling the Fund’s bond exposure to contribute positively to its total return.

In addition to historically low equity market volatility, the Fund benefited from persistently negative correlations between global equities and bonds, which helped to keep the Fund’s volatility low throughout the year. As a result, the Fund maintained its maximum allocation (approximately 50%) to equities for the entire year, enabling it to participate to the fullest extent possible in the strong global equity market returns.

JNL/MMRS Growth Fund

Composition as of December 31, 2017:
Domestic Equity	69.9%
Emerging Markets Equity	12.6
Global Equity	5.0
International Equity	12.5
Total Investments	100.0%

The Fund invests based on a neutral allocation of approximately 20% of assets to Underlying Funds that invest primarily in fixed income securities and 80% of assets to Underlying Funds that invest primarily in equity securities. Under normal circumstances, the Fund may allocate approximately 10% to 90% of its assets in to Underlying Funds that invest primarily in fixed income securities and JNL/T. Rowe Price Short-Term Bond Fund, the risk control fund, and 10% to 90% of its assets in to Underlying Funds that invest primarily in equity securities. However, depending upon market conditions determined by the Sub-Adviser, such as extreme market volatility, the Fund may invest up to 100% of its assets in Underlying Funds that invest primarily in fixed income securities. The Fund may also invest up to 100% of its assets in Underlying Funds that invest primarily in equity securities when the Sub-Adviser determines there are opportunities or market conditions that warrant such an investment.

For the year ended December 31, 2017, JNL/MMRS Growth Fund outperformed its primary benchmark by posting a return of 21.27% for Class A shares compared to 19.08% for the Dow Jones Moderately Aggressive Index. The Fund outperformed its blended benchmark return of 19.01% for the 60% S&P 500 Index, 20% MSCI All Country World ex USA Index (Net) and 20% Bloomberg Barclays U.S. Aggregate Bond Index.

The global equity market in 2017, as measured by the MSCI All Country World ex USA Index, posted its best calendar year return since 2009. In addition to a strong return, it also exhibited record low volatility, helping it to lock in its best risk adjusted calendar year return in three decades. The Fund benefited from its exposure to equities and specifically to foreign equites. U.S. based investors benefited not only from higher stock prices, but also from a decline in the value of the U.S. Dollar relative to foreign currencies. Within the Fund’s equity allocation, the JNL/Mellon Emerging Markets Index Fund made the largest contribution to its return.

In addition to historically low equity market volatility, the Fund benefited from low correlations between segments of the global equity market, which helped to limit the Fund’s volatility throughout the year. As a result, the Fund maintained its maximum equity allocation (approximately 100%) for the entire year, enabling it to participate to the fullest extent possible in the strong global equity market returns.

JNL/MMRS Moderate Fund

Composition as of December 31, 2017:
Domestic Equity	50.3%
Domestic Fixed Income	25.1
Emerging Markets Equity	6.0
Global Equity	3.6
Global Fixed Income	3.1
International Equity	11.9
Total Investments	100.0%

The Fund invests based on a neutral allocation of 40% of assets to Underlying Funds that invest primarily in fixed income securities and 60% of assets to Underlying Funds that invest primarily in equity securities. Under normal circumstances, the Fund allocates approximately 25% to 100% of its assets in to Underlying Funds that invest primarily in fixed income securities and JNL/T. Rowe Price Short-Term Bond Fund, the risk control fund, and up to 75% of its assets in to Underlying Funds that invest primarily in equity securities.

For the year ended December 31, 2017, JNL/MMRS Moderate Fund outperformed its primary benchmark by posting a return of 15.45% for Class A shares compared to 15.15% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of 14.96% for the 45% S&P 500 Index, 15% MSCI All Country World ex USA Index (Net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The global equity market in 2017, as measured by the MSCI All Country World ex USA Index, posted its best calendar year return since 2009. In addition to a strong return, it also exhibited record low volatility, helping it to lock in its best risk adjusted calendar year return in three decades. The

22

JNL/MMRS Funds Milliman Financial Risk Management LLC (Unaudited)

Fund benefited from its exposure to equities and specifically to foreign equites. U.S. based investors benefited not only from higher stock prices, but also from a decline in the value of the U.S. Dollar relative to foreign currencies. Within the Fund’s equity allocation, the JNL/Mellon Emerging Markets Index Fund made the largest contribution to its return. The return of the U.S. bond market was much lower than that of equities, but still positive, enabling the Fund’s bond exposure to contribute positively to its total return.

In addition to historically low equity market volatility, the Fund benefited from persistently negative correlations between global equities and bonds, which helped to keep the Fund’s volatility low throughout the year. As a result, the Fund maintained its maximum allocation (approximately 75%) to equities for the entire year, enabling it to participate to the fullest extent possible in the strong global equity market returns.

JNL/MMRS Conservative Fund

†30% S&P 500 Index, 10% MSCI All Country World ex USA Index (Net), 60% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	10.79%	1 Year	N/A
Since Inception	4.63	Since Inception	2.96%
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/MMRS Growth Fund

†60% S&P 500 Index, 20% MSCI All Country World ex USA Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	21.27%	1 Year	N/A
Since Inception	5.70	Since Inception	6.78%
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

23

JNL/MMRS Funds Milliman Financial Risk Management LLC (Unaudited)

JNL/MMRS Moderate Fund

†45% S&P 500 Index, 15% MSCI All Country World ex USA Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	15.45%	1 Year	N/A
Since Inception	4.80	Since Inception	4.85%
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

24

JNL/S&P Funds Standard & Poor’s Investment Advisory Services LLC (Unaudited)

Each Fund seeks to achieve its objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of JNL Series Trust, JNL Variable Fund LLC, JNL Investor Series Trust and Jackson Variable Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

On February 9, 2017, Standard & Poor’s Investment Advisory Services (“SPIAS”) implemented the following changes across the JNL/S&P Funds. SPIAS shifted allocations from U.S. small cap to large cap equities except for JNL/S&P Managed Conservative Fund and JNL/S&P Managed Moderate Fund. SPIAS trimmed, but maintained its overweight exposures to small cap stocks to enhance allocations in U.S. large cap value asset class. SPIAS continued to favor growth over value, but the differences between the two allocation weights have narrowed. Allocations were trimmed in intermediate term, investment grade fixed income securities to enhance overweight exposures to treasury inflation protected fixed income securities (“TIPS”) in response to recent indications of an improving U.S. economic outlook and rising U.S. average hourly wage growth.

On September 25, 2017, SPIAS reduced allocations primarily in U.S. mid cap growth to enhance allocations in developed international equities. SPIAS believed European markets should benefit from a rebound in economic activity, firming inflation levels and political stability within the region after the French elections. SPIAS slightly trimmed allocations to TIPS and unconstrained bond fund in order to dedicate allocations to the new JNL/PIMCO Income Fund.

On November 2, 2017, SPIAS further reduced allocations in U.S. mid cap growth to enhance allocations in developed international equities. Also, allocations to short term investment grade fixed income securities and high yield instruments were reduced to enhance allocations in income oriented and intermediate term investment grade and U.S. government issued fixed income securities.

JNL/S&P Managed Conservative Fund

Composition as of December 31, 2017:
Alternative	4.1%
Domestic Equity	15.0
Domestic Fixed Income	68.6
Global Fixed Income	7.1
International Equity	3.2
International Fixed Income	2.0
Total Investments	100.0%

The investment objective for JNL/S&P Managed Conservative Fund is to seek current income. Capital growth is a secondary objective. Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 70% to 90% to Underlying Funds that invest primarily in fixed income securities and 0% to 30% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2017, JNL/S&P Managed Conservative Fund outperformed its primary benchmark by posting a return of 6.85% for Class A shares compared to 5.73% for the Dow Jones Conservative Index. The Fund underperformed its blended benchmark return of 7.14% for the 80% Bloomberg Barclays U.S. Aggregate Bond Index, 15% S&P 500 Index and 5% MSCI EAFE Index (Net).

From an asset allocation standpoint, an underweight to international equities was a negative attributor to performance, but was partially offset by positive effects from an overweight to domestic equities and underweight to fixed income asset classes.

In the fixed income asset class relative to the Bloomberg Barclays U.S. Aggregate Bond Index, overall manager selection effects were positive headlined by JNL/PPM America High Yield Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/DoubleLine Core Fixed Income Fund. These were mostly offset by negative attribution from short term fixed income Funds, JNL/T. Rowe Price Short-Term Bond Fund and JNL/PPM America Low Duration Bond Fund along with JNL/Scout Unconstrained Bond Fund.

In the domestic equity asset class relative to the S&P 500 Index, overall manager selections were positive headlined by JNL/T. Rowe Price Established Growth Fund, JNL/JPMorgan MidCap Growth Fund and JNL Multi-Manager Small Cap Growth Fund. The leading negative attributors were JNL/Invesco Mid Cap Value Fund and JNL Multi-Manager Small Cap Value Fund.

In the international equity asset class relative to the MSCI EAFE Index, overall manager selections were positive due to positive performance attribution from JNL/WCM Focused International Equity Fund and partially offset by negative attribution from JNL/Invesco International Growth Fund.

JNL/S&P Managed Moderate Fund

Composition as of December 31, 2017:
Alternative	4.1%
Domestic Equity	32.6
Domestic Fixed Income	47.3
Emerging Markets Equity	1.1
Global Equity	1.1
Global Fixed Income	7.0
International Equity	4.8
International Fixed Income	2.0
Total Investments	100.0%

The investment objective for JNL/S&P Managed Moderate Fund is current income and capital growth. Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 70% to Underlying Funds that invest primarily in fixed income securities and 0% to 25% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2017, JNL/S&P Managed Moderate Fund outperformed its primary benchmark by posting a return of 11.17% for Class A shares compared to 10.91% for the Dow Jones Moderately Conservative Fund. The Fund outperformed its blended benchmark return of 10.85% for the 60% Bloomberg Barclays U.S. Aggregate Bond Index, 30% S&P 500 Index and 10% MSCI EAFE Index (Net).

From an asset allocation standpoint, an underweight to international equities was a negative attributor to performance, but was mostly offset by positive effects from an overweight to domestic equities and underweight to fixed income asset classes.

In the fixed income asset class relative to the Bloomberg Barclays U.S. Aggregate Bond Index, overall manager selection effects were positive headlined by JNL/PPM America High Yield Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/Crescent High Income Fund. These were offset by negative attribution effects from short term fixed income Funds, JNL/T. Rowe Price Short-Term Bond Fund and JNL/PPM America Low Duration Bond Fund along with JNL/Scout Unconstrained Bond Fund.

In the domestic equity asset class relative to the S&P 500 Index, overall manager selections were positive led by JNL/T. Rowe Price Established Growth Fund, JNL/JPMorgan MidCap Growth Fund and JNL/BlackRock Large Cap Select Growth Fund. The leading negative attributors were JNL/T. Rowe Price Value Fund, JNL/WMC Value Fund and JNL Multi-Manager Small Cap Value Fund.

In the international equity asset class relative to the MSCI EAFE Index (Net), overall manager selections were positive due to positive performance attribution from JNL/Oppenheimer Global Growth Fund, JNL/WCM Focused International Equity Fund and partially offset by negative attribution from JNL/Invesco International Growth Fund.

25

JNL/S&P Funds Standard & Poor’s Investment Advisory Services LLC (Unaudited)

JNL/S&P Managed Moderate Growth Fund

Composition as of December 31, 2017:
Alternative	5.0%
Domestic Equity	46.8
Domestic Fixed Income	29.3
Emerging Markets Equity	3.0
Global Equity	3.2
Global Fixed Income	4.9
International Equity	5.8
International Fixed Income	2.0
Total Investments	100.0%

The investment objective of JNL/S&P Managed Moderate Growth Fund is capital growth and current income. Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 30% to 50% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2017, JNL/S&P Managed Moderate Growth Fund outperformed its primary benchmark by posting a return of 16.01% for Class A shares compared to 15.15% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of 14.67% for the 45% S&P 500 Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index and 15% MSCI EAFE Index (Net).

From an asset allocation standpoint, positive effects from an underweight to the fixed income asset class were partially offset by an underweight to the international equity asset class.

In the domestic equity asset class relative to the S&P 500 Index, overall manager selections were positive led by JNL/T. Rowe Price Established Growth Fund, JNL/BlackRock Large Cap Select Growth Fund and JNL/JPMorgan MidCap Growth Fund. The leading negative attributors were JNL/WMC Value Fund, JNL/T. Rowe Price Value Fund and JNL Multi-Manager Small Cap Value Fund.

In the fixed income asset class relative to the Bloomberg Barclays U.S. Aggregate Bond Index, overall manager selection effects were positive headlined by JNL/PPM America High Yield Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/Crescent High Income Fund. These were partially offset by negative attribution effects from short term fixed income Funds, JNL/T. Rowe Price Short-Term Bond and JNL/PPM America Low Duration Bond along with JNL/Scout Unconstrained Bond Fund.

In the international equity asset class relative to the MSCI EAFE Index (Net), overall manager selections were positive due to positive performance attribution from JNL/Oppenheimer Global Growth Fund, JNL/Oppenheimer Emerging Markets Innovator Fund and JNL/WCM Focused International Equity Fund and slightly offset by negative attribution from JNL/Invesco International Growth Fund.

JNL/S&P Managed Growth Fund

Composition as of December 31, 2017:
Alternative	4.6%
Domestic Equity	62.8
Domestic Fixed Income	14.2
Emerging Markets Equity	4.7
Global Equity	5.2
International Equity	6.9
International Fixed Income	1.6
Total Investments	100.0%

The investment objective of JNL/S&P Managed Growth Fund is to seek capital growth. Current income is a secondary objective. Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% to 30% to Underlying Funds that invest primarily in fixed income securities and 0% to 15% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2017, JNL/S&P Managed Growth Fund outperformed its primary benchmark by posting a return of 21.05% for Class A shares compared to 19.08% for the Dow Jones Moderately Aggressive Index. The Fund outperformed its blended benchmark return of 18.60% for the 60% S&P 500 Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI EAFE Index (Net).

From an asset allocation standpoint, positive effects from an underweight to the fixed income asset class were partially offset by an underweight to the international equity asset class.

In the domestic equity asset class relative to the S&P 500 Index, overall manager selections were positive led by JNL/T. Rowe Price Established Growth Fund, JNL/BlackRock Large Cap Select Growth Fund and JNL/JPMorgan MidCap Growth Fund. The leading negative attributors were JNL/WMC Value Fund, JNL/T. Rowe Price Value Fund and JNL/Invesco Mid Cap Value Fund.

In the fixed income asset class relative to the Bloomberg Barclays U.S. Aggregate Bond Index, overall manager selection effects were positive headlined by JNL/Goldman Sachs Emerging Markets Debt Fund and JNL/PPM America High Yield Bond Fund. These were partially offset by negative attribution effects from short term fixed income Funds, JNL/T. Rowe Price Short-Term Bond Fund and JNL/PPM America Low Duration Bond Fund along with JNL/Scout Unconstrained Bond Fund.

In the international equity asset class relative to the MSCI EAFE Index( Net), overall manager selections were positive due to positive performance attribution from JNL/Oppenheimer Global Growth Fund, JNL/Oppenheimer Emerging Markets Innovator Fund and JNL/WCM Focused International Equity Fund and slightly offset by negative attribution from JNL/Invesco International Growth Fund.

JNL/S&P Managed Aggressive Growth Fund

Composition as of December 31, 2017:
Alternative	4.6%
Domestic Equity	69.7
Domestic Fixed Income	6.3
Emerging Markets Equity	5.7
Global Equity	5.0
International Equity	7.8
International Fixed Income	0.9
Total Investments	100.0%

The investment objective of JNL/S&P Managed Aggressive Growth Fund is capital growth. Under normal circumstances, the Fund allocates approximately 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed income securities and 0% to 10% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2017, JNL/S&P Managed Aggressive Growth Fund outperformed its primary benchmark by posting a return of 23.25% for Class A shares compared to 23.20% for the Dow Jones Aggressive Index. The Fund outperformed its blended benchmark return of 20.69% for the 65% S&P 500 Index, 25% MSCI EAFE Index (Net) and 10% Bloomberg Barclays U.S. Aggregate Bond Index.

From an asset allocation standpoint, positive effects from an underweight to the fixed income asset class were partially offset by an underweight to the international equity asset class.

In the domestic equity asset class relative to the S&P 500 Index, overall manager selections were positive led by JNL/T. Rowe Price Established Growth Fund, JNL/BlackRock Large Cap Select Growth Fund and JNL/JPMorgan MidCap Growth Fund. The leading negative attributors were JNL/WMC Value Fund, JNL/T. Rowe Price Value Fund and JNL Multi-Manager Small Cap Value Fund.

In the international equity asset class relative to the MSCI EAFE Index (Net), overall manager selections were positive due to positive performance attribution from

26

JNL/S&P Funds Standard & Poor’s Investment Advisory Services LLC (Unaudited)

JNL/Oppenheimer Global Growth Fund, JNL/Oppenheimer Emerging Markets Innovator Fund and JNL/WCM Focused International Equity Fund and slightly offset by negative attribution from JNL/Invesco International Growth Fund.

In the fixed income asset class relative to the Bloomberg Barclays U.S. Aggregate Bond Index, overall manager selection effects were positive headlined by JNL/PPM America High Yield Bond Fund and JNL/DoubleLine Emerging Markets Fixed Income Fund. These were partially offset by negative attribution effects JNL/T. Rowe Price Short-Term Bond and JNL/Scout Unconstrained Bond Fund.

JNL/S&P Managed Conservative Fund

¹Effective September 25, 2017, the Fund changed its primary benchmark from the S&P 500 Index to the Dow Jones Conservative Index to better align with the Fund's asset allocation strategies.

†80% Bloomberg Barclays U.S. Aggregate Bond Index, 15% S&P 500 Index, 5% MSCI EAFE Index (Net)

Average Annual Total Returns
Class A		Class I†
1 Year	6.85%	1 Year	N/A
5 Year	3.55	5 Year	N/A
10 Year	3.58	10 Year	N/A
		Since Inception	1.36%
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Managed Moderate Fund

¹Effective September 25, 2017, the Fund changed its primary benchmark from the S&P 500 Index to the Dow Jones Moderately Conservative Index to better align with the Fund's asset allocation strategies.

†60% Bloomberg Barclays U.S. Aggregate Bond Index, 30% S&P 500 Index, 10% MSCI EAFE Index (Net)

Average Annual Total Returns
Class A		Class I†
1 Year	11.17%	1 Year	N/A
5 Year	5.90	5 Year	N/A
10 Year	4.48	10 Year	N/A
		Since Inception	2.52%
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

27

JNL/S&P Funds Standard & Poor’s Investment Advisory Services LLC (Unaudited)

JNL/S&P Managed Moderate Growth Fund

¹Effective September 25, 2017, the Fund changed its primary benchmark from the S&P 500 Index to the Dow Jones Moderate Index to better align with the Fund's asset allocation strategies.

†45% S&P 500 Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index, 15% MSCI EAFE Index (Net)

Average Annual Total Returns
Class A		Class I†
1 Year	16.01%	1 Year	N/A
5 Year	8.03	5 Year	N/A
10 Year	5.29	10 Year	N/A
		Since Inception	3.91%
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Managed Growth Fund

¹Effective September 25, 2017, the Fund changed its primary benchmark from the S&P 500 Index to the Dow Jones Moderately Aggressive Index to better align with the Fund's asset allocation strategies.

†60% S&P 500 Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE Index (Net)

Average Annual Total Returns
Class A		Class I†
1 Year	21.05%	1 Year	N/A
5 Year	10.63	5 Year	N/A
10 Year	5.93	10 Year	N/A
		Since Inception	5.36%
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

28

JNL/S&P Funds Standard & Poor’s Investment Advisory Services LLC (Unaudited)

JNL/S&P Managed Aggressive Growth Fund

¹Effective September 25, 2017, the Fund changed its primary benchmark from the S&P 500 Index to the Dow Jones Aggressive Index to better align with the Fund's asset allocation strategies.

†65% S&P 500 Index, 10% Bloomberg Barclays U.S. Aggregate Bond Index, 25% MSCI EAFE Index (Net)

Average Annual Total Returns
Class A		Class I†
1 Year	23.25%	1 Year	N/A
5 Year	11.81	5 Year	N/A
10 Year	6.05	10 Year	N/A
		Since Inception	5.91%
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

29

JNL/Vanguard Funds Funds of Funds Jackson National Asset Management, LLC (Unaudited)

Each Fund seeks to achieve its objective by investing in shares of a diversified group of other Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of Vanguard index mutual funds. The Schedules of Investments and Financial Statements for the Underlying Funds are available on the SEC’s website at www.sec.gov.

JNL/Vanguard Global Bond Market Index Fund

Composition as of December 31, 2017:
Domestic Fixed Income	50.1%
International Fixed Income	49.9
Total Investments	100.0%

Total Returns*
Class A‡		Class I†
Since Inception	0.50%	Since Inception	0.60%
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The investment objective for JNL/Vanguard Global Bond Market Index Fund is to seek a balance between current income and growth of capital. The Fund seeks to achieve its objective by investing in Admiral class shares that are a part of the Vanguard Sector Bond Index Funds, Vanguard Bond Index Funds and Vanguard Total International Bond Index Fund.

For the period between September 25, 2017 to December 31, 2017, JNL/Vanguard Global Bond Market Index Fund underperformed its primary benchmark by posting a return of 0.50% for Class A shares compared to 1.10% for the Bloomberg Barclays Global Aggregate Float - Adjusted Index. The Fund underperformed its blended benchmark of 0.70% for the 50% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 50% Bloomberg Barclays U.S. Aggregate Float Adjusted Index. The Fund underperformed its benchmark for the period by 0.60%. Fund performance tends to differ from that of its benchmark due primarily to the Fund’s operating and management expenses.

The Fund is constructed of underlying Vanguard index mutual funds and is designed to passively track the performance and risk of its blended benchmark. As such, we expect the Fund’s performance and risk to closely mirror that of the blended benchmark index.

JNL/Vanguard International Stock Market Index

Composition as of December 31, 2017:
International Equity	100.0%
Total Investments	100.0%

Total Returns*
Class A‡		Class I†
Since Inception	4.50%	Since Inception	4.50%
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The investment objective for JNL/Vanguard International Stock Market Index Fund is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing in Admiral class shares that are a part of the Vanguard FTSE All-World ex-US Index Fund, FTSE All-World ex-US Small-Cap Index Fund, Vanguard International Stock Index Funds and Vanguard Developed Markets Index Fund.

For the period between September 25, 2017 to December 31, 2017, JNL/Vanguard International Stock Market Index Fund underperformed its primary benchmark by posting a return of 4.50% for Class A shares compared to 4.99% for the FTSE Global All Cap ex-US Index. The Fund underperformed its benchmark for the period by 0.49%. Fund performance tends to differ from that of its benchmark due primarily to the Fund’s operating and management expenses.

The Fund is constructed of underlying Vanguard index mutual funds and is designed to passively track the performance and risk of the FTSE Global All Cap ex-US Index. As such, we expect the Fund’s performance and risk to closely mirror that of the index.

JNL/Vanguard U.S. Stock Market Index

Composition as of December 31, 2017:
Domestic Equity	100.0%
Total Investments	100.0%

Total Returns*
Class A‡		Class I†
Since Inception	7.10%	Since Inception	7.20%
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The investment objective for JNL/Vanguard U.S. Stock Market Index Fund is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing in Admiral class shares that are a part of the Vanguard U.S. Stock Index Large-Capitalization Funds, Vanguard U.S. Stock Index Mid-Capitalization Funds and the Vanguard U.S. Stock Index Small-Capitalization Funds.

For the period between September 25, 2017 to December 31, 2017, JNL/Vanguard U.S. Stock Market Index Fund underperformed its primary benchmark by posting a return of 7.10% for Class A shares compared to 7.29% for the CRSP U.S. Total Market Index. The Fund underperformed its benchmark for the period by 0.19%. Fund performance tends to differ from that of its benchmark due primarily to the Fund’s operating and management expenses.

The Fund is constructed of underlying Vanguard index mutual funds and is designed to passively track the performance and risk of the CRSP U.S. Total Market Index. As such, we expect the Fund’s performance and risk to closely mirror that of the index.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance changes.

30

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares	Value
JNL/American Funds Balanced Fund
INVESTMENT COMPANIES 100.0%
Global Balanced 100.0%
American Funds Insurance Series - Asset Allocation Fund - Class 1	32,675	$774,729
Total Investment Companies (cost $751,134)		774,729
Total Investments 100.0% (cost $751,134)		774,729
Other Assets and Liabilities, Net (0.0)%		(131)
Total Net Assets 100.0%		$774,598

JNL/American Funds Blue Chip Income and Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1 (a)	230,721	$3,451,583
Total Investment Companies (cost $2,907,467)		3,451,583
Total Investments 100.0% (cost $2,907,467)		3,451,583
Other Assets and Liabilities, Net (0.0)%		(1,111)
Total Net Assets 100.0%		$3,450,472

(a)  Investment in affiliate.

JNL/American Funds Global Bond Fund
INVESTMENT COMPANIES 100.0%
Global Fixed Income 100.0%
American Funds Insurance Series - Global Bond Fund - Class 1 (a)	43,803	$520,376
Total Investment Companies (cost $526,239)		520,376
Total Investments 100.0% (cost $526,239)		520,376
Other Assets and Liabilities, Net (0.0)%		(150)
Total Net Assets 100.0%		$520,226

(a)  Investment in affiliate.

JNL/American Funds Global Small Capitalization Fund
INVESTMENT COMPANIES 100.0%
Global Equity 100.0%
American Funds Insurance Series - Global Small Capitalization Fund - Class 1 (a)	26,886	$682,363
Total Investment Companies (cost $633,556)		682,363
Total Investments 100.0% (cost $633,556)		682,363
Other Assets and Liabilities, Net (0.0)%		(202)
Total Net Assets 100.0%		$682,161

(a)  Investment in affiliate.

JNL/American Funds Growth-Income Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
American Funds Insurance Series - Growth-Income Fund - Class 1 (a)	116,573	$5,854,309
Total Investment Companies (cost $5,230,174)		5,854,309
Total Investments 100.0% (cost $5,230,174)		5,854,309
Other Assets and Liabilities, Net (0.0)%		(2,168)
Total Net Assets 100.0%		$5,852,141

(a)  Investment in affiliate.

JNL/American Funds International Fund
INVESTMENT COMPANIES 100.0%
International Equity 100.0%
American Funds Insurance Series - International Fund - Class 1 (a)	93,243	$2,024,311
Total Investment Companies (cost $1,791,949)		2,024,311
Total Investments 100.0% (cost $1,791,949)		2,024,311
Other Assets and Liabilities, Net (0.0)%		(712)
Total Net Assets 100.0%		$2,023,599

(a)  Investment in affiliate.

	Shares	Value
JNL/American Funds New World Fund
INVESTMENT COMPANIES 100.0%
Emerging Markets Equity 100.0%
American Funds Insurance Series - New World Fund - Class 1 (a)	55,710	$1,409,466
Total Investment Companies (cost $1,236,897)		1,409,466
Total Investments 100.0% (cost $1,236,897)		1,409,466
Other Assets and Liabilities, Net (0.0)%		(514)
Total Net Assets 100.0%		$1,408,952

(a)  Investment in affiliate.

JNL/Vanguard Capital Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
Vanguard Variable Insurance Fund - Capital Growth Portfolio (a)	2,043	$71,748
Total Investment Companies (cost $69,144)		71,748
Total Investments 100.0% (cost $69,144)		71,748
Other Assets and Liabilities, Net (0.0)%		(19)
Total Net Assets 100.0%		$71,729

(a)  Investment in affiliate.

JNL/Vanguard Equity Income Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
Vanguard Variable Insurance Fund - Equity Income Portfolio	1,196	$29,469
Total Investment Companies (cost $28,681)		29,469
Total Investments 100.0% (cost $28,681)		29,469
Other Assets and Liabilities, Net (0.0)%		(7)
Total Net Assets 100.0%		$29,462

JNL/Vanguard International Fund
INVESTMENT COMPANIES 100.0%
International Equity 100.0%
Vanguard Variable Insurance Fund - International Portfolio	2,877	$78,659
Total Investment Companies (cost $77,396)		78,659
Total Investments 100.0% (cost $77,396)		78,659
Other Assets and Liabilities, Net (0.0)%		(21)
Total Net Assets 100.0%		$78,638

JNL/Vanguard Small Company Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
Vanguard Variable Insurance Fund - Small Company Growth Portfolio	2,271	$55,919
Total Investment Companies (cost $54,118)		55,919
Total Investments 100.0% (cost $54,118)		55,919
Other Assets and Liabilities, Net (0.0)%		(16)
Total Net Assets 100.0%		$55,903

JNL Institutional Alt 25 Fund
INVESTMENT COMPANIES 100.0%
Alternative 24.7%
JNL Multi-Manager Alternative Fund - Class I (8.7%) (a)	8,836	$90,128
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I (8.8%) (a)	4,450	57,533
JNL/AQR Managed Futures Strategy Fund - Class I (19.7%) (a)	9,741	82,017
JNL/BlackRock Global Long Short Credit Fund - Class I (19.8%) (a)	3,372	32,607
JNL/Boston Partners Global Long Short Equity Fund - Class I (23.7%) (a)	13,317	147,682
JNL/Brookfield Global Infrastructure and MLP Fund - Class I (2.3%) (a)	1,708	23,941

See accompanying Notes to Financial Statements.

31

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares	Value
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I (20.2%) (a)	8,290	81,490
JNL/Invesco Global Real Estate Fund - Class I (4.1%) (a)	8,132	82,379
JNL/Mellon Capital Real Estate Sector Fund - Class I (24.2%) (a)	3,962	40,569
JNL/Neuberger Berman Currency Fund - Class I (40.0%) (a)	3,205	32,051
JNL/Nicholas Convertible Arbitrage Fund - Class I (16.8%) (a)	3,092	31,319
JNL/PPM America Long Short Credit Fund - Class I (27.3%) (a)	4,577	40,823
JNL/Westchester Capital Event Driven Fund - Class I (29.7%) (a)	7,331	73,382
		815,921
Domestic Equity 28.1%
JNL Multi-Manager Mid Cap Fund - Class I (13.7%) (a)	10,708	132,355
JNL Multi-Manager Small Cap Growth Fund - Class I (1.4%) (a)	911	24,656
JNL Multi-Manager Small Cap Value Fund - Class I (2.0%) (a)	1,609	24,695
JNL/DFA U.S. Small Cap Fund - Class I (33.2%) (a)	4,160	43,011
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (12.7%) (a)	11,956	178,982
JNL/Mellon Capital S&P 500 Index Fund - Class I (0.9%) (a)	3,307	74,234
JNL/T. Rowe Price Established Growth Fund - Class I (1.7%) (a)	3,424	154,982
JNL/T. Rowe Price Value Fund - Class I (3.7%) (a)	10,371	188,755
JNL/The London Company Focused U.S. Equity Fund - Class I (81.0%) (a)	7,186	108,224
		929,894
Domestic Fixed Income 17.4%
JNL/Crescent High Income Fund - Class I (7.8%) (a)	4,987	53,912
JNL/DoubleLine Total Return Fund - Class I (9.9%) (a)	21,751	236,000
JNL/PIMCO Income Fund - Class I (10.1%) (a)	6,401	64,526
JNL/PIMCO Real Return Fund - Class I (2.4%) (a)	4,868	48,976
JNL/PPM America Total Return Fund - Class I (7.7%) (a)	8,188	97,932
JNL/Scout Unconstrained Bond Fund - Class I (9.6%) (a)	7,332	73,026
		574,372
Emerging Markets Equity 5.3%
JNL/GQG Emerging Markets Equity Fund - Class I (17.7%) (a)	7,013	73,774
JNL/Lazard Emerging Markets Fund - Class I (5.7%) (a)	5,083	58,504
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (8.5%) (a)	3,534	42,232
		174,510
Global Equity 4.0%
JNL/Harris Oakmark Global Equity Fund - Class I (11.8%) (a)	10,890	131,885
Global Fixed Income 2.9%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (5.6%) (a)	8,941	96,560
International Equity 14.7%
JNL/Causeway International Value Select Fund - Class I (12.0%) (a)	12,723	224,310
JNL/Mellon Capital International Index Fund - Class I (1.5%) (a)	2,044	33,141
JNL/WCM Focused International Equity Fund - Class I (15.8%) (a)	15,968	230,894
		488,345
International Fixed Income 2.9%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (17.9%) (a)	8,728	97,143
Total Investment Companies (cost $3,191,608)		3,308,630
Total Investments 100.0% (cost $3,191,608)		3,308,630
Other Assets and Liabilities, Net (0.0)%		(787)
Total Net Assets 100.0%		$3,307,843
	Shares	Value

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Institutional Alt 50 Fund
INVESTMENT COMPANIES 100.0%
Alternative 49.9%
JNL Multi-Manager Alternative Fund - Class I (16.7%) (a)	17,001	$173,413
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I (22.1%) (a)	11,147	144,131
JNL/AQR Managed Futures Strategy Fund - Class I (34.8%) (a)	17,166	144,540
JNL/BlackRock Global Long Short Credit Fund - Class I (35.0%) (a)	5,958	57,618
JNL/Boston Partners Global Long Short Equity Fund - Class I (47.6%) (a)	26,703	296,135
JNL/Brookfield Global Infrastructure and MLP Fund - Class I (2.8%) (a)	2,044	28,652
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I (39.2%) (a)	16,119	158,452
JNL/Invesco Global Real Estate Fund - Class I (4.4%) (a)	8,600	87,115
JNL/Mellon Capital Real Estate Sector Fund - Class I (30.0%) (a)	4,898	50,158
JNL/Neuberger Berman Currency Fund - Class I (35.5%) (a)	2,842	28,415
JNL/Nicholas Convertible Arbitrage Fund - Class I (30.9%) (a)	5,678	57,519
JNL/PPM America Long Short Credit Fund - Class I (53.0%) (a)	8,890	79,299
JNL/Westchester Capital Event Driven Fund - Class I (55.5%) (a)	13,700	137,133
		1,442,580
Domestic Equity 16.4%
JNL Multi-Manager Mid Cap Fund - Class I (6.8%) (a)	5,279	65,253
JNL Multi-Manager Small Cap Growth Fund - Class I (0.8%) (a)	533	14,426
JNL Multi-Manager Small Cap Value Fund - Class I (1.2%) (a)	941	14,447
JNL/DFA U.S. Small Cap Fund - Class I (14.8%) (a)	1,856	19,191
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (7.7%) (a)	7,231	108,240
JNL/Mellon Capital S&P 500 Index Fund - Class I (0.4%) (a)	1,610	36,149
JNL/T. Rowe Price Established Growth Fund - Class I (1.1%) (a)	2,220	100,496
JNL/T. Rowe Price Value Fund - Class I (2.3%) (a)	6,333	115,266
		473,468
Domestic Fixed Income 16.0%
JNL/Crescent High Income Fund - Class I (6.5%) (a)	4,156	44,921
JNL/DoubleLine Total Return Fund - Class I (6.6%) (a)	14,589	158,296
JNL/PIMCO Income Fund - Class I (9.0%) (a)	5,711	57,567
JNL/PIMCO Real Return Fund - Class I (1.4%) (a)	2,865	28,817
JNL/PPM America Total Return Fund - Class I (7.4%) (a)	7,834	93,697
JNL/Scout Unconstrained Bond Fund - Class I (10.4%) (a)	7,945	79,136
		462,434
Emerging Markets Equity 3.0%
JNL/GQG Emerging Markets Equity Fund - Class I (8.6%) (a)	3,425	36,029
JNL/Lazard Emerging Markets Fund - Class I (2.9%) (a)	2,555	29,406
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (4.5%) (a)	1,859	22,212
		87,647
Global Equity 2.5%
JNL/Harris Oakmark Global Equity Fund - Class I (6.5%) (a)	5,997	72,627
Global Fixed Income 1.9%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (3.3%) (a)	5,232	56,507

See accompanying Notes to Financial Statements.

32

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares	Value
International Equity 7.8%
JNL/Causeway International Value Select Fund - Class I (5.9%) (a)	6,212	109,521
JNL/WCM Focused International Equity Fund - Class I (8.0%) (a)	8,034	116,165
		225,686
International Fixed Income 2.5%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (13.3%) (a)	6,479	72,111
Total Investment Companies (cost $2,806,654)		2,893,060
Total Investments 100.0% (cost $2,806,654)		2,893,060
Other Assets and Liabilities, Net (0.0)%		(717)
Total Net Assets 100.0%		$2,892,343

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/American Funds Moderate Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 28.8%
American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	13,622	$203,787
American Funds Insurance Series - Growth Fund - Class 1	2,715	211,362
American Funds Insurance Series - Growth-Income Fund - Class 1	4,443	223,144
		638,293
Domestic Fixed Income 33.7%
American Funds American High-Income Trust - Class R-6	13,811	143,214
American Funds Bond Fund of America - Class R-6	39,172	504,927
American Funds Inflation Linked Bond Fund - Class R-6	10,202	99,055
		747,196
Emerging Markets Equity 6.0%
American Funds New World Fund - Class R-6	2,008	134,319
Global Equity 21.1%
American Funds Capital World Growth and Income Fund - Class R-6	2,404	122,829
American Funds Insurance Series - Global Growth Fund - Class 1	5,075	154,842
American Funds Insurance Series - International Growth and Income Fund - Class 1 (a)	5,041	89,326
American Funds SMALLCAP World Fund - Class R-6	1,778	100,813
		467,810
Global Fixed Income 6.4%
American Funds Insurance Series - Global Bond Fund - Class 1 (a)	12,035	142,977
International Equity 4.0%
American Funds Insurance Series - International Fund - Class 1	4,107	89,162
Total Investment Companies (cost $2,094,608)		2,219,757
Total Investments 100.0% (cost $2,094,608)		2,219,757
Other Assets and Liabilities, Net (0.0)%		(811)
Total Net Assets 100.0%		$2,218,946

(a)  Investment in affiliate.

JNL/American Funds Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 38.5%
American Funds Insurance Series - Growth Fund - Class 1	3,331	$259,340
American Funds Insurance Series - Growth-Income Fund - Class 1	5,378	270,057
American Washington Mutual Investors Fund - Class R-6	6,038	275,744
		805,141
Domestic Fixed Income 15.2%
American Funds American High-Income Trust - Class R-6	6,039	62,619
	Shares	Value
American Funds Bond Fund of America - Class R-6	18,178	234,317
American Funds Inflation Linked Bond Fund - Class R-6	2,150	20,874
		317,810
Emerging Markets Equity 7.8%
American Funds New World Fund - Class R-6	2,433	162,716
Global Equity 29.0%
American Funds Capital World Growth and Income Fund - Class R-6	2,675	136,715
American Funds Insurance Series - Global Growth Fund - Class 1	7,501	228,857
American Funds Insurance Series - International Growth and Income Fund - Class 1 (a)	5,911	104,751
American Funds SMALLCAP World Fund - Class R-6	2,416	136,981
		607,304
Global Fixed Income 4.5%
American Funds Insurance Series - Global Bond Fund - Class 1	7,894	93,782
International Equity 5.0%
American Funds Insurance Series - International Fund - Class 1	4,818	104,599
Total Investment Companies (cost $1,963,984)		2,091,352
Total Investments 100.0% (cost $1,963,984)		2,091,352
Other Assets and Liabilities, Net (0.0)%		(755)
Total Net Assets 100.0%		$2,090,597

(a)  Investment in affiliate.

JNL/DFA Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Alternative 5.3%
DFA Real Estate Securities Portfolio - Institutional Class	119	$4,215
Domestic Equity 43.7%
DFA Enhanced U.S. Large Company Portfolio - Institutional Class	450	5,825
DFA U.S. Large Cap Value Portfolio - Institutional Class	164	6,419
DFA U.S. Large Company Portfolio - Institutional Class	717	14,844
DFA U.S. Small Cap Portfolio - Institutional Class	112	4,011
DFA U.S. Targeted Value Portfolio - Institutional Class	161	4,011
		35,110
Domestic Fixed Income 18.5%
DFA Inflation-Protected Securities Portfolio - Institutional Class	137	1,606
DFA Intermediate Term Extended Quality Portfolio - Institutional Class	186	2,007
DFA Investment Grade Portfolio - Institutional Class	557	6,020
DFA Short-Duration Real Return Portfolio - Institutional Class	102	1,003
DFA Short-Term Extended Quality Portfolio - Institutional Class	392	4,214
		14,850
Emerging Markets Equity 8.0%
DFA Emerging Markets Portfolio - Institutional Class	106	3,225
DFA Emerging Markets Small Cap Portfolio - Institutional Class	135	3,236
		6,461
International Equity 24.5%
DFA International Core Equity Portfolio - Institutional Class	994	14,449
DFA International Small Cap Value Portfolio - Institutional Class	227	5,220
		19,669
Total Investment Companies (cost $78,064)		80,305
Total Investments 100.0% (cost $78,064)		80,305
Other Assets and Liabilities, Net (0.0)%		(24)
Total Net Assets 100.0%		$80,281

See accompanying Notes to Financial Statements.

33

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares	Value
JNL/DFA Moderate Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Alternative 1.5%
DFA Real Estate Securities Portfolio - Institutional Class	27	$962
Domestic Equity 36.2%
DFA Enhanced U.S. Large Company Portfolio - Institutional Class	248	3,207
DFA U.S. Large Cap Value Portfolio - Institutional Class	86	3,367
DFA U.S. Large Company Portfolio - Institutional Class	557	11,546
DFA U.S. Small Cap Portfolio - Institutional Class	71	2,566
DFA U.S. Targeted Value Portfolio - Institutional Class	103	2,566
		23,252
Domestic Fixed Income 37.8%
DFA Inflation-Protected Securities Portfolio - Institutional Class	205	2,406
DFA Intermediate Term Extended Quality Portfolio - Institutional Class	298	3,208
DFA Investment Grade Portfolio - Institutional Class	949	10,264
DFA Short-Duration Real Return Portfolio - Institutional Class	179	1,764
DFA Short-Term Extended Quality Portfolio - Institutional Class	611	6,575
		24,217
Emerging Markets Equity 6.0%
DFA Emerging Markets Portfolio - Institutional Class	63	1,925
DFA Emerging Markets Small Cap Portfolio - Institutional Class	81	1,931
		3,856
International Equity 18.5%
DFA International Core Equity Portfolio - Institutional Class	640	9,301
DFA International Small Cap Value Portfolio - Institutional Class	112	2,566
		11,867
Total Investment Companies (cost $62,914)		64,154
Total Investments 100.0% (cost $62,914)		64,154
Other Assets and Liabilities, Net (0.0)%		(20)
Total Net Assets 100.0%		$64,134

JNL Moderate Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Alternative 5.7%
JNL Multi-Manager Alternative Fund - Class I (6.0%) (a)	6,092	$62,142
JNL/Boston Partners Global Long Short Equity Fund - Class I (4.0%) (a)	2,253	24,989
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I (5.9%) (a)	2,422	23,809
JNL/Invesco Global Real Estate Fund - Class I (0.9%) (a)	1,849	18,733
JNL/Mellon Capital Real Estate Sector Fund - Class I (7.0%) (a)	1,145	11,721
		141,394
Domestic Balanced 12.8%
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I (5.4%) (a)	9,270	118,373
JNL/T. Rowe Price Capital Appreciation Fund - Class I (7.7%) (a)	13,870	198,620
		316,993
Domestic Equity 24.8%
JNL Multi-Manager Mid Cap Fund - Class I (10.6%) (a)	8,298	102,560
JNL Multi-Manager Small Cap Growth Fund - Class I (1.4%) (a)	927	25,104
JNL Multi-Manager Small Cap Value Fund - Class I (2.1%) (a)	1,650	25,325
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (7.2%) (a)	6,719	100,578
	Shares	Value
JNL/Invesco Diversified Dividend Fund - Class I (17.8%) (a)	9,574	98,995
JNL/Mellon Capital S&P 500 Index Fund - Class I (0.8%) (a)	2,829	63,522
JNL/T. Rowe Price Established Growth Fund - Class I (1.1%) (a)	2,206	99,856
JNL/T. Rowe Price Value Fund - Class I (2.0%) (a)	5,556	101,117
		617,057
Domestic Fixed Income 24.8%
JNL/Crescent High Income Fund - Class I (8.5%) (a)	5,480	59,240
JNL/DoubleLine Total Return Fund - Class I (8.2%) (a)	17,998	195,281
JNL/PIMCO Credit Income Fund - Class I (17.8%) (a)	7,845	91,947
JNL/PIMCO Income Fund - Class I (10.5%) (a)	6,673	67,260
JNL/PIMCO Real Return Fund - Class I (1.8%) (a)	3,616	36,376
JNL/PPM America Total Return Fund - Class I (7.3%) (a)	7,701	92,103
JNL/Scout Unconstrained Bond Fund - Class I (9.6%) (a)	7,342	73,131
		615,338
Emerging Markets Equity 6.1%
JNL/GQG Emerging Markets Equity Fund - Class I (15.0%) (a)	5,937	62,461
JNL/Lazard Emerging Markets Fund - Class I (4.3%) (a)	3,840	44,198
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (9.0%) (a)	3,731	44,581
		151,240
Global Equity 3.0%
JNL/Harris Oakmark Global Equity Fund - Class I (6.6%) (a)	6,130	74,235
Global Fixed Income 2.9%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (4.2%) (a)	6,703	72,390
International Equity 16.2%
JNL/Causeway International Value Select Fund - Class I (10.1%) (a)	10,752	189,549
JNL/Mellon Capital International Index Fund - Class I (1.2%) (a)	1,556	25,215
JNL/WCM Focused International Equity Fund - Class I (12.9%) (a)	12,980	187,691
		402,455
International Fixed Income 3.7%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (17.0%) (a)	8,318	92,585
Total Investment Companies (cost $2,403,793)		2,483,687
Total Investments 100.0% (cost $2,403,793)		2,483,687
Other Assets and Liabilities, Net (0.0)%		(562)
Total Net Assets 100.0%		$2,483,125

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Alternative 6.4%
JNL Multi-Manager Alternative Fund - Class I (4.8%) (a)	4,848	$49,446
JNL/Boston Partners Global Long Short Equity Fund - Class I (4.0%) (a)	2,244	24,883
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I (6.1%) (a)	2,503	24,605
JNL/Invesco Global Real Estate Fund - Class I (1.9%) (a)	3,654	37,013
JNL/Mellon Capital Real Estate Sector Fund - Class I (15.0%) (a)	2,452	25,110
		161,057
Domestic Balanced 8.0%
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I (4.5%) (a)	7,834	100,036
JNL/T. Rowe Price Capital Appreciation Fund - Class I (3.9%) (a)	6,966	99,754
		199,790

See accompanying Notes to Financial Statements.

34

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares	Value
Domestic Equity 33.3%
JNL Multi-Manager Mid Cap Fund - Class I (15.8%) (a)	12,308	152,129
JNL Multi-Manager Small Cap Growth Fund - Class I (1.8%) (a)	1,175	31,814
JNL Multi-Manager Small Cap Value Fund - Class I (2.6%) (a)	2,081	31,941
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (12.7%) (a)	11,887	177,946
JNL/Mellon Capital S&P 500 Index Fund - Class I (1.1%) (a)	3,978	89,312
JNL/T. Rowe Price Established Growth Fund - Class I (1.7%) (a)	3,320	150,256
JNL/T. Rowe Price Value Fund - Class I (4.0%) (a)	11,147	202,867
		836,265
Domestic Fixed Income 13.1%
JNL/Crescent High Income Fund - Class I (6.0%) (a)	3,828	41,376
JNL/DoubleLine Total Return Fund - Class I (5.3%) (a)	11,698	126,919
JNL/PIMCO Credit Income Fund - Class I (11.9%) (a)	5,239	61,406
JNL/PIMCO Income Fund - Class I (3.9%) (a)	2,476	24,962
JNL/PIMCO Real Return Fund - Class I (1.8%) (a)	3,662	36,836
JNL/Scout Unconstrained Bond Fund - Class I (4.8%) (a)	3,679	36,646
		328,145
Emerging Markets Equity 8.1%
JNL/GQG Emerging Markets Equity Fund - Class I (21.2%) (a)	8,388	88,247
JNL/Lazard Emerging Markets Fund - Class I (6.3%) (a)	5,545	63,824
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (10.4%) (a)	4,335	51,809
		203,880
Global Equity 5.0%
JNL/Harris Oakmark Global Equity Fund - Class I (11.2%) (a)	10,417	126,151
Global Fixed Income 1.9%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (2.8%) (a)	4,464	48,212
International Equity 22.4%
JNL/Causeway International Value Select Fund - Class I (13.6%) (a)	14,437	254,527
JNL/Mellon Capital International Index Fund - Class I (2.3%) (a)	3,127	50,687
JNL/WCM Focused International Equity Fund - Class I (17.7%) (a)	17,874	258,454
		563,668
International Fixed Income 1.8%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (8.4%) (a)	4,113	45,776
Total Investment Companies (cost $2,408,981)		2,512,944
Total Investments 100.0% (cost $2,408,981)		2,512,944
Other Assets and Liabilities, Net (0.0)%		(532)
Total Net Assets 100.0%		$2,512,412

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Aggressive Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Alternative 6.9%
JNL Multi-Manager Alternative Fund - Class I (1.8%) (a)	1,854	$18,906
JNL/Boston Partners Global Long Short Equity Fund - Class I (3.7%) (a)	2,055	22,787
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I (5.6%) (a)	2,301	22,623
JNL/Invesco Global Real Estate Fund - Class I (1.1%) (a)	2,255	22,847
JNL/Mellon Capital Real Estate Sector Fund - Class I (11.2%) (a)	1,834	18,780
		105,943
	Shares	Value
Domestic Equity 41.0%
JNL Multi-Manager Mid Cap Fund - Class I (10.3%) (a)	8,070	99,750
JNL Multi-Manager Small Cap Growth Fund - Class I (1.3%) (a)	848	22,947
JNL Multi-Manager Small Cap Value Fund - Class I (1.9%) (a)	1,494	22,931
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (9.8%) (a)	9,196	137,663
JNL/Mellon Capital S&P 500 Index Fund - Class I (0.9%) (a)	3,073	68,989
JNL/T. Rowe Price Established Growth Fund - Class I (1.5%) (a)	3,008	136,149
JNL/T. Rowe Price Value Fund - Class I (2.7%) (a)	7,546	137,331
		625,760
Domestic Fixed Income 7.2%
JNL/Crescent High Income Fund - Class I (2.2%) (a)	1,393	15,060
JNL/DoubleLine Total Return Fund - Class I (2.7%) (a)	5,895	63,956
JNL/PIMCO Credit Income Fund - Class I (2.9%) (a)	1,286	15,071
JNL/PIMCO Real Return Fund - Class I (0.7%) (a)	1,502	15,106
		109,193
Emerging Markets Equity 9.1%
JNL/GQG Emerging Markets Equity Fund - Class I (14.6%) (a)	5,800	61,012
JNL/Lazard Emerging Markets Fund - Class I (4.5%) (a)	4,023	46,308
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (6.3%) (a)	2,611	31,201
		138,521
Global Equity 9.0%
JNL/Harris Oakmark Global Equity Fund - Class I (12.2%) (a)	11,336	137,281
Global Fixed Income 1.2%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (1.1%) (a)	1,725	18,631
International Equity 24.6%
JNL/Causeway International Value Select Fund - Class I (9.0%) (a)	9,597	169,196
JNL/Mellon Capital International Index Fund - Class I (1.4%) (a)	1,890	30,644
JNL/WCM Focused International Equity Fund - Class I (12.1%) (a)	12,159	175,820
		375,660
International Fixed Income 1.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (2.8%) (a)	1,349	15,018
Total Investment Companies (cost $1,456,085)		1,526,007
Total Investments 100.0% (cost $1,456,085)		1,526,007
Other Assets and Liabilities, Net (0.0)%		(336)
Total Net Assets 100.0%		$1,525,671

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Franklin Templeton Founding Strategy Fund
INVESTMENT COMPANIES 100.0%
Domestic Balanced 33.2%
JNL/Franklin Templeton Income Fund - Class I (20.0%) (a)	42,881	$491,840
Global Equity 66.8%
JNL/Franklin Templeton Global Fund - Class I (47.1%) (a)	41,962	494,726
JNL/Franklin Templeton Mutual Shares Fund - Class I (40.2%) (a)	41,932	493,965
		988,691
Total Investment Companies (cost $1,441,737)		1,480,531
Total Investments 100.0% (cost $1,441,737)		1,480,531
Other Assets and Liabilities, Net (0.0)%		(232)
Total Net Assets 100.0%		$1,480,299

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

See accompanying Notes to Financial Statements.

35

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares	Value
JNL/Mellon Capital 10 x 10 Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 80.1%
JNL/Mellon Capital JNL 5 Fund - Class I (6.5%) (a)	15,984	$250,318
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I (1.5%) (a)	2,249	49,607
JNL/Mellon Capital S&P 500 Index Fund - Class I (0.6%) (a)	2,206	49,532
JNL/Mellon Capital Small Cap Index Fund - Class I (2.1%) (a)	2,464	49,426
		398,883
Domestic Fixed Income 9.9%
JNL/Mellon Capital Bond Index Fund - Class I (4.0%) (a)	4,026	48,993
International Equity 10.0%
JNL/Mellon Capital International Index Fund - Class I (2.3%) (a)	3,083	49,979
Total Investment Companies (cost $468,837)		497,855
Total Investments 100.0% (cost $468,837)		497,855
Other Assets and Liabilities, Net (0.0)%		(72)
Total Net Assets 100.0%		$497,783

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Mellon Capital Index 5 Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 60.5%
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I (6.5%) (a)	9,377	$206,849
JNL/Mellon Capital S&P 500 Index Fund - Class I (2.6%) (a)	9,203	206,611
JNL/Mellon Capital Small Cap Index Fund - Class I (8.6%) (a)	10,294	206,510
		619,970
Domestic Fixed Income 19.4%
JNL/Mellon Capital Bond Index Fund - Class I (16.2%) (a)	16,397	199,549
International Equity 20.1%
JNL/Mellon Capital International Index Fund - Class I (9.5%) (a)	12,705	205,945
Total Investment Companies (cost $973,086)		1,025,464
Total Investments 100.0% (cost $973,086)		1,025,464
Other Assets and Liabilities, Net (0.0)%		(141)
Total Net Assets 100.0%		$1,025,323

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/MMRS Conservative Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 29.8%
JNL Multi-Manager Small Cap Growth Fund - Class I (0.5%) (a)	309	$8,367
JNL/Invesco Small Cap Growth Fund - Class I (0.6%) (a)	487	12,558
JNL/Mellon Capital Consumer Discretionary Sector Fund - Class I (0.7%) (a)	396	8,396
JNL/Mellon Capital Healthcare Sector Fund - Class I (0.4%) (a)	485	12,487
JNL/Mellon Capital JNL 5 Fund - Class I (0.3%) (a)	807	12,640
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I (0.4%) (a)	570	12,575
JNL/S&P Competitive Advantage Fund - Class I (0.4%) (a)	745	12,650
JNL/S&P Dividend Income & Growth Fund - Class I (0.2%) (a)	777	12,599
JNL/S&P Intrinsic Value Fund - Class I (0.5%) (a)	847	12,638
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I (0.2%) (a)	170	8,362
		113,272
	Shares	Value
Domestic Fixed Income 50.8%
JNL/DoubleLine Core Fixed Income Fund - Class I (1.0%) (a)	2,724	37,887
JNL/Goldman Sachs Core Plus Bond Fund - Class I (4.0%) (a)	3,831	45,553
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (3.2%) (a)	3,305	45,440
JNL/Mellon Capital Bond Index Fund - Class I (3.7%) (a)	3,740	45,512
JNL/PIMCO Real Return Fund - Class I (0.9%) (a)	1,888	18,997
		193,389
Emerging Markets Equity 5.6%
JNL/Mellon Capital Emerging Markets Index Fund - Class I (1.5%) (a)	1,785	21,154
Global Equity 3.3%
JNL/Franklin Templeton Mutual Shares Fund - Class I (1.0%) (a)	1,070	12,607
Global Fixed Income 5.0%
JNL/Neuberger Berman Strategic Income Fund - Class I (2.7%) (a)	1,708	19,048
International Equity 5.5%
JNL/Invesco International Growth Fund - Class I (1.4%) (a)	1,419	21,085
Total Investment Companies (cost $369,875)		380,555
Total Investments 100.0% (cost $369,875)		380,555
Other Assets and Liabilities, Net (0.0)%		(161)
Total Net Assets 100.0%		$380,394

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/MMRS Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 69.9%
JNL Multi-Manager Small Cap Growth Fund - Class I (0.2%) (a)	114	$3,084
JNL/Invesco Small Cap Growth Fund - Class I (0.2%) (a)	120	3,087
JNL/Mellon Capital Consumer Discretionary Sector Fund - Class I (0.2%) (a)	117	2,476
JNL/Mellon Capital Healthcare Sector Fund - Class I (0.1%) (a)	144	3,702
JNL/Mellon Capital JNL 5 Fund - Class I (0.1%) (a)	159	2,485
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I (0.1%) (a)	168	3,714
JNL/S&P Competitive Advantage Fund - Class I (0.2%) (a)	257	4,369
JNL/S&P Dividend Income & Growth Fund - Class I (0.1%) (a)	306	4,964
JNL/S&P Intrinsic Value Fund - Class I (0.2%) (a)	293	4,374
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I (0.0%) (a)	50	2,472
		34,727
Emerging Markets Equity 12.6%
JNL/Mellon Capital Emerging Markets Index Fund - Class I (0.4%) (a)	527	6,247
Global Equity 5.0%
JNL/Franklin Templeton Mutual Shares Fund - Class I (0.2%) (a)	211	2,484
International Equity 12.5%
JNL/Invesco International Growth Fund - Class I (0.4%) (a)	419	6,229
Total Investment Companies (cost $46,608)		49,687
Total Investments 100.0% (cost $46,608)		49,687
Other Assets and Liabilities, Net (0.0)%		(19)
Total Net Assets 100.0%		$49,668

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

See accompanying Notes to Financial Statements.

36

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares	Value
JNL/MMRS Moderate Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 50.4%
JNL Multi-Manager Small Cap Growth Fund - Class I (0.5%) (a)	337	$9,127
JNL/Invesco Small Cap Growth Fund - Class I (0.5%) (a)	354	9,139
JNL/Mellon Capital Consumer Discretionary Sector Fund - Class I (0.6%) (a)	328	6,961
JNL/Mellon Capital Healthcare Sector Fund - Class I (0.3%) (a)	352	9,053
JNL/Mellon Capital JNL 5 Fund - Class I (0.2%) (a)	444	6,957
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I (0.4%) (a)	519	11,458
JNL/S&P Competitive Advantage Fund - Class I (0.4%) (a)	692	11,745
JNL/S&P Dividend Income & Growth Fund - Class I (0.3%) (a)	856	13,883
JNL/S&P Intrinsic Value Fund - Class I (0.4%) (a)	786	11,738
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I (0.1%) (a)	139	6,851
		96,912
Domestic Fixed Income 25.1%
JNL/DoubleLine Core Fixed Income Fund - Class I (0.2%) (a)	632	8,793
JNL/Goldman Sachs Core Plus Bond Fund - Class I (0.9%) (a)	863	10,256
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (0.8%) (a)	851	11,696
JNL/Mellon Capital Bond Index Fund - Class I (1.0%) (a)	963	11,717
JNL/PIMCO Real Return Fund - Class I (0.3%) (a)	584	5,880
		48,342
Emerging Markets Equity 6.0%
JNL/Mellon Capital Emerging Markets Index Fund - Class I (0.8%) (a)	972	11,519
Global Equity 3.6%
JNL/Franklin Templeton Mutual Shares Fund - Class I (0.6%) (a)	585	6,888
Global Fixed Income 3.0%
JNL/Neuberger Berman Strategic Income Fund - Class I (0.8%) (a)	529	5,897
International Equity 11.9%
JNL/Invesco International Growth Fund - Class I (1.5%) (a)	1,540	22,879
Total Investment Companies (cost $183,685)		192,437
Total Investments 100.0% (cost $183,685)		192,437
Other Assets and Liabilities, Net (0.0)%		(76)
Total Net Assets 100.0%		$192,361

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/S&P 4 Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
JNL/S&P Competitive Advantage Fund - Class I (61.7%) (a)	105,513	$1,790,555
JNL/S&P Dividend Income & Growth Fund - Class I (31.9%) (a)	108,765	1,763,076
JNL/S&P Intrinsic Value Fund - Class I (67.0%) (a)	119,734	1,787,630
JNL/S&P Total Yield Fund - Class I (76.9%) (a)	125,525	1,786,225
Total Investment Companies (cost $6,505,007)		7,127,486
Total Investments 100.0% (cost $6,505,007)		7,127,486
Other Assets and Liabilities, Net (0.0)%		(962)
Total Net Assets 100.0%		$7,126,524

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

	Shares	Value
JNL/S&P Managed Conservative Fund
INVESTMENT COMPANIES 100.0%
Alternative 4.1%
JNL Multi-Manager Alternative Fund - Class I (4.4%) (a)	4,483	$45,722
JNL/Invesco Global Real Estate Fund - Class I (0.8%) (a)	1,527	15,471
		61,193
Domestic Equity 15.0%
JNL Multi-Manager Mid Cap Fund - Class I (1.6%) (a)	1,268	15,675
JNL Multi-Manager Small Cap Growth Fund - Class I (0.9%) (a)	579	15,660
JNL Multi-Manager Small Cap Value Fund - Class I (1.3%) (a)	1,018	15,630
JNL/ClearBridge Large Cap Growth Fund - Class I (2.4%) (a)	1,018	11,044
JNL/DFA U.S. Core Equity Fund - Class I (2.5%) (a)	2,175	31,582
JNL/Invesco Diversified Dividend Fund - Class I (1.9%) (a)	1,019	10,540
JNL/Invesco Mid Cap Value Fund - Class I (0.5%) (a)	158	2,767
JNL/JPMorgan MidCap Growth Fund - Class I (1.5%) (a)	886	31,294
JNL/MFS Mid Cap Value Fund - Class I (0.6%) (a)	468	5,707
JNL/T. Rowe Price Established Growth Fund - Class I (0.4%) (a)	715	32,360
JNL/T. Rowe Price Value Fund - Class I (0.9%) (a)	2,574	46,856
JNL/WMC Value Fund - Class I (0.2%) (a)	107	2,680
		221,795
Domestic Fixed Income 68.7%
JNL/Crescent High Income Fund - Class I (7.8%) (a)	4,972	53,744
JNL/DoubleLine Core Fixed Income Fund - Class I (1.7%) (a)	4,424	61,535
JNL/DoubleLine Total Return Fund - Class I (5.7%) (a)	12,545	136,109
JNL/Goldman Sachs Core Plus Bond Fund - Class I (4.0%) (a)	3,812	45,330
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (8.6%) (a)	8,790	120,866
JNL/PIMCO Income Fund - Class I (7.3%) (a)	4,596	46,332
JNL/PIMCO Real Return Fund - Class I (4.6%) (a)	9,442	94,984
JNL/PPM America Floating Rate Income Fund - Class I (2.0%) (a)	2,878	30,362
JNL/PPM America High Yield Bond Fund - Class I (2.9%) (a)	4,820	76,347
JNL/PPM America Low Duration Bond Fund - Class I (15.3%) (a)	8,960	90,675
JNL/PPM America Total Return Fund - Class I (8.4%) (a)	8,883	106,245
JNL/Scout Unconstrained Bond Fund - Class I (8.4%) (a)	6,449	64,229
JNL/T. Rowe Price Short-Term Bond Fund - Class I (5.8%) (a)	9,165	90,733
		1,017,491
Global Fixed Income 7.1%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (6.1%) (a)	9,697	104,728
International Equity 3.1%
JNL/Causeway International Value Select Fund - Class I (0.8%) (a)	890	15,696
JNL/Invesco International Growth Fund - Class I (1.0%) (a)	1,040	15,451
JNL/WCM Focused International Equity Fund - Class I (1.1%) (a)	1,075	15,551
		46,698
International Fixed Income 2.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (2.8%) (a)	1,356	15,096
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I (4.6%) (a)	1,310	15,284
		30,380
Total Investment Companies (cost $1,462,969)		1,482,285
Total Investments 100.0% (cost $1,462,969)		1,482,285
Other Assets and Liabilities, Net (0.0)%		(355)
Total Net Assets 100.0%		$1,481,930

See accompanying Notes to Financial Statements.

37

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Shares	Value

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/S&P Managed Moderate Fund
INVESTMENT COMPANIES 100.0%
Alternative 4.1%
JNL Multi-Manager Alternative Fund - Class I (9.8%) (a)	9,970	$101,698
JNL/Invesco Global Real Estate Fund - Class I (1.7%) (a)	3,417	34,612
		136,310
Domestic Equity 32.6%
JNL Multi-Manager Mid Cap Fund - Class I (4.4%) (a)	3,456	42,719
JNL Multi-Manager Small Cap Growth Fund - Class I (2.1%) (a)	1,348	36,497
JNL Multi-Manager Small Cap Value Fund - Class I (5.8%) (a)	4,647	71,337
JNL/BlackRock Large Cap Select Growth Fund - Class I (1.2%) (a)	965	36,494
JNL/ClearBridge Large Cap Growth Fund - Class I (9.4%) (a)	4,006	43,469
JNL/DFA U.S. Core Equity Fund - Class I (2.9%) (a)	2,504	36,357
JNL/Invesco Diversified Dividend Fund - Class I (18.4%) (a)	9,927	102,649
JNL/Invesco Mid Cap Value Fund - Class I (2.3%) (a)	720	12,632
JNL/Invesco Small Cap Growth Fund - Class I (1.9%) (a)	1,420	36,654
JNL/JPMorgan MidCap Growth Fund - Class I (4.0%) (a)	2,382	84,138
JNL/MFS Mid Cap Value Fund - Class I (1.8%) (a)	1,445	17,631
JNL/T. Rowe Price Established Growth Fund - Class I (3.2%) (a)	6,279	284,184
JNL/T. Rowe Price Value Fund - Class I (4.5%) (a)	12,489	227,303
JNL/WMC Value Fund - Class I (3.0%) (a)	1,927	48,418
		1,080,482
Domestic Fixed Income 47.3%
JNL/Crescent High Income Fund - Class I (14.7%) (a)	9,430	101,943
JNL/DoubleLine Core Fixed Income Fund - Class I (1.9%) (a)	5,016	69,772
JNL/DoubleLine Total Return Fund - Class I (9.8%) (a)	21,610	234,469
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (11.8%) (a)	12,086	166,181
JNL/PIMCO Income Fund - Class I (12.6%) (a)	7,982	80,455
JNL/PIMCO Real Return Fund - Class I (9.1%) (a)	18,755	188,671
JNL/PPM America High Yield Bond Fund - Class I (5.2%) (a)	8,625	136,625
JNL/PPM America Low Duration Bond Fund - Class I (28.5%) (a)	16,632	168,314
JNL/PPM America Total Return Fund - Class I (13.3%) (a)	14,068	168,253
JNL/Scout Unconstrained Bond Fund - Class I (15.4%) (a)	11,747	117,002
JNL/T. Rowe Price Short-Term Bond Fund - Class I (8.7%) (a)	13,749	136,110
		1,567,795
Emerging Markets Equity 1.1%
JNL/Lazard Emerging Markets Fund - Class I (3.6%) (a)	3,147	36,217
Global Equity 1.1%
JNL/Oppenheimer Global Growth Fund - Class I (1.4%) (a)	1,953	36,882
Global Fixed Income 7.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (13.5%) (a)	21,497	232,171
International Equity 4.8%
JNL/Causeway International Value Select Fund - Class I (1.9%) (a)	2,043	36,019
JNL/Invesco International Growth Fund - Class I (4.5%) (a)	4,737	70,392
JNL/WCM Focused International Equity Fund - Class I (3.6%) (a)	3,589	51,893
		158,304
	Shares	Value
International Fixed Income 2.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (6.2%) (a)	3,029	33,713
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I (10.4%) (a)	2,947	34,386
		68,099
Total Investment Companies (cost $3,234,526)		3,316,260
Total Investments 100.0% (cost $3,234,526)		3,316,260
Other Assets and Liabilities, Net (0.0)%		(740)
Total Net Assets 100.0%		$3,315,520

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/S&P Managed Moderate Growth Fund
INVESTMENT COMPANIES 100.0%
Alternative 5.0%
JNL Multi-Manager Alternative Fund - Class I (18.4%) (a)	18,740	$191,143
JNL/Invesco Global Real Estate Fund - Class I (6.5%) (a)	12,796	129,626
		320,769
Domestic Equity 46.8%
JNL Multi-Manager Mid Cap Fund - Class I (13.8%) (a)	10,813	133,652
JNL Multi-Manager Small Cap Growth Fund - Class I (4.0%) (a)	2,629	71,163
JNL Multi-Manager Small Cap Value Fund - Class I (11.3%) (a)	9,056	139,007
JNL/BlackRock Large Cap Select Growth Fund - Class I (9.4%) (a)	7,817	295,463
JNL/ClearBridge Large Cap Growth Fund - Class I (23.6%) (a)	10,020	108,716
JNL/Invesco Diversified Dividend Fund - Class I (21.4%) (a)	11,533	119,255
JNL/Invesco Mid Cap Value Fund - Class I (6.1%) (a)	1,897	33,265
JNL/Invesco Small Cap Growth Fund - Class I (3.6%) (a)	2,743	70,792
JNL/JPMorgan MidCap Growth Fund - Class I (10.0%) (a)	5,998	211,911
JNL/MFS Mid Cap Value Fund - Class I (2.9%) (a)	2,298	28,032
JNL/PPM America Mid Cap Value Fund - Class I (4.5%) (a)	1,975	31,362
JNL/T. Rowe Price Established Growth Fund - Class I (9.0%) (a)	17,874	808,970
JNL/T. Rowe Price Value Fund - Class I (13.5%) (a)	37,365	680,038
JNL/WMC Value Fund - Class I (15.7%) (a)	10,072	253,096
		2,984,722
Domestic Fixed Income 29.3%
JNL/Crescent High Income Fund - Class I (20.2%) (a)	12,983	140,348
JNL/DoubleLine Core Fixed Income Fund - Class I (1.7%) (a)	4,542	63,183
JNL/DoubleLine Total Return Fund - Class I (7.7%) (a)	16,889	183,241
JNL/Goldman Sachs Core Plus Bond Fund - Class I (4.7%) (a)	4,499	53,496
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (12.6%) (a)	12,869	176,950
JNL/PIMCO Income Fund - Class I (8.0%) (a)	5,034	50,740
JNL/PIMCO Real Return Fund - Class I (11.1%) (a)	22,913	230,509
JNL/PPM America High Yield Bond Fund - Class I (7.3%) (a)	12,165	192,700
JNL/PPM America Low Duration Bond Fund - Class I (41.2%) (a)	24,062	243,511
JNL/PPM America Total Return Fund - Class I (14.9%) (a)	15,728	188,111
JNL/Scout Unconstrained Bond Fund - Class I (21.4%) (a)	16,310	162,449
JNL/T. Rowe Price Short-Term Bond Fund - Class I (11.8%) (a)	18,593	184,070
		1,869,308
Emerging Markets Equity 3.0%
JNL/GQG Emerging Markets Equity Fund - Class I (5.1%) (a)	2,010	21,146

See accompanying Notes to Financial Statements.

38

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares	Value
JNL/Lazard Emerging Markets Fund - Class I (6.8%) (a)	6,008	69,150
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (20.9%) (a)	8,701	103,976
		194,272
Global Equity 3.2%
JNL/Oppenheimer Global Growth Fund - Class I (7.7%) (a)	10,825	204,489
Global Fixed Income 4.9%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (18.0%) (a)	28,632	309,226
International Equity 5.8%
JNL/Causeway International Value Select Fund - Class I (5.4%) (a)	5,726	100,945
JNL/Invesco International Growth Fund - Class I (8.6%) (a)	9,008	133,858
JNL/WCM Focused International Equity Fund - Class I (9.4%) (a)	9,437	136,464
		371,267
International Fixed Income 2.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (11.6%) (a)	5,650	62,884
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I (19.6%) (a)	5,533	64,575
		127,459
Total Investment Companies (cost $6,141,332)		6,381,512
Total Investments 100.0% (cost $6,141,332)		6,381,512
Other Assets and Liabilities, Net (0.0)%		(1,362)
Total Net Assets 100.0%		$6,380,150

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/S&P Managed Growth Fund
INVESTMENT COMPANIES 100.0%
Alternative 4.6%
JNL Multi-Manager Alternative Fund - Class I (15.1%) (a)	15,433	$157,412
JNL/Invesco Global Real Estate Fund - Class I (5.3%) (a)	10,414	105,494
		262,906
Domestic Equity 62.8%
JNL Multi-Manager Mid Cap Fund - Class I (10.3%) (a)	8,082	99,891
JNL Multi-Manager Small Cap Growth Fund - Class I (6.7%) (a)	4,349	117,727
JNL Multi-Manager Small Cap Value Fund - Class I (9.8%) (a)	7,896	121,200
JNL/BlackRock Large Cap Select Growth Fund - Class I (16.1%) (a)	13,460	508,806
JNL/ClearBridge Large Cap Growth Fund - Class I (36.1%) (a)	15,309	166,101
JNL/Invesco Diversified Dividend Fund - Class I (19.4%) (a)	10,463	108,189
JNL/Invesco Mid Cap Value Fund - Class I (12.3%) (a)	3,825	67,094
JNL/Invesco Small Cap Growth Fund - Class I (3.2%) (a)	2,439	62,950
JNL/JPMorgan MidCap Growth Fund - Class I (8.5%) (a)	5,136	181,455
JNL/MFS Mid Cap Value Fund - Class I (2.3%) (a)	1,817	22,167
JNL/PPM America Mid Cap Value Fund - Class I (2.6%) (a)	1,133	17,995
JNL/T. Rowe Price Established Growth Fund - Class I (8.8%) (a)	17,370	786,164
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I (3.6%) (a)	4,051	199,691
JNL/T. Rowe Price Value Fund - Class I (16.5%) (a)	45,799	833,545
JNL/WMC Value Fund - Class I (17.1%) (a)	11,002	276,490
		3,569,465
Domestic Fixed Income 14.2%
JNL/Crescent High Income Fund - Class I (13.6%) (a)	8,692	93,961
JNL/DoubleLine Core Fixed Income Fund - Class I (0.2%) (a)	420	5,840
	Shares	Value
JNL/DoubleLine Total Return Fund - Class I (2.3%) (a)	4,983	54,064
JNL/PIMCO Income Fund - Class I (9.7%) (a)	6,131	61,800
JNL/PIMCO Real Return Fund - Class I (6.7%) (a)	13,851	139,337
JNL/PPM America High Yield Bond Fund - Class I (4.1%) (a)	6,778	107,365
JNL/PPM America Low Duration Bond Fund - Class I (15.0%) (a)	8,778	88,833
JNL/PPM America Total Return Fund - Class I (7.9%) (a)	8,374	100,157
JNL/Scout Unconstrained Bond Fund - Class I (7.1%) (a)	5,427	54,056
JNL/T. Rowe Price Short-Term Bond Fund - Class I (6.4%) (a)	10,102	100,011
		805,424
Emerging Markets Equity 4.7%
JNL/GQG Emerging Markets Equity Fund - Class I (7.7%) (a)	3,065	32,243
JNL/Lazard Emerging Markets Fund - Class I (13.4%) (a)	11,826	136,113
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (20.2%) (a)	8,393	100,300
		268,656
Global Equity 5.2%
JNL/Oppenheimer Global Growth Fund - Class I (11.2%) (a)	15,742	297,369
International Equity 6.9%
JNL/Causeway International Value Select Fund - Class I (6.3%) (a)	6,649	117,222
JNL/Invesco International Growth Fund - Class I (7.4%) (a)	7,795	115,830
JNL/WCM Focused International Equity Fund - Class I (10.7%) (a)	10,796	156,107
		389,159
International Fixed Income 1.6%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (6.7%) (a)	3,273	36,430
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I (16.4%) (a)	4,646	54,217
		90,647
Total Investment Companies (cost $5,393,598)		5,683,626
Total Investments 100.0% (cost $5,393,598)		5,683,626
Other Assets and Liabilities, Net (0.0)%		(1,199)
Total Net Assets 100.0%		$5,682,427

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/S&P Managed Aggressive Growth Fund
INVESTMENT COMPANIES 100.0%
Alternative 4.6%
JNL Multi-Manager Alternative Fund - Class I (5.9%) (a)	6,028	$61,485
JNL/Invesco Global Real Estate Fund - Class I (2.1%) (a)	4,109	41,627
		103,112
Domestic Equity 69.7%
JNL Multi-Manager Mid Cap Fund - Class I (4.4%) (a)	3,475	42,957
JNL Multi-Manager Small Cap Growth Fund - Class I (2.5%) (a)	1,626	44,028
JNL Multi-Manager Small Cap Value Fund - Class I (5.3%) (a)	4,227	64,880
JNL/BlackRock Large Cap Select Growth Fund - Class I (6.4%) (a)	5,327	201,356
JNL/ClearBridge Large Cap Growth Fund - Class I (23.5%) (a)	9,987	108,358
JNL/Invesco Diversified Dividend Fund - Class I (14.4%) (a)	7,778	80,421
JNL/Invesco Mid Cap Value Fund - Class I (4.5%) (a)	1,396	24,486
JNL/Invesco Small Cap Growth Fund - Class I (2.0%) (a)	1,522	39,279
JNL/JPMorgan MidCap Growth Fund - Class I (5.0%) (a)	3,013	106,449
JNL/MFS Mid Cap Value Fund - Class I (1.2%) (a)	920	11,225

See accompanying Notes to Financial Statements.

39

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares	Value
JNL/T. Rowe Price Established Growth Fund - Class I (3.1%) (a)	6,147	278,212
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I (1.9%) (a)	2,140	105,477
JNL/T. Rowe Price Value Fund - Class I (6.3%) (a)	17,405	316,767
JNL/WMC Value Fund - Class I (8.2%) (a)	5,252	131,993
		1,555,888
Domestic Fixed Income 6.3%
JNL/DoubleLine Total Return Fund - Class I (0.8%) (a)	1,858	20,157
JNL/PIMCO Income Fund - Class I (1.7%) (a)	1,063	10,711
JNL/PPM America High Yield Bond Fund - Class I (1.6%) (a)	2,593	41,078
JNL/PPM America Total Return Fund - Class I (1.6%) (a)	1,694	20,264
JNL/Scout Unconstrained Bond Fund - Class I (1.1%) (a)	813	8,099
JNL/T. Rowe Price Short-Term Bond Fund - Class I (2.6%) (a)	4,047	40,070
		140,379
Emerging Markets Equity 5.7%
JNL/GQG Emerging Markets Equity Fund - Class I (7.0%) (a)	2,756	28,992
JNL/Lazard Emerging Markets Fund - Class I (4.5%) (a)	3,940	45,345
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (10.8%) (a)	4,485	53,602
		127,939
Global Equity 5.0%
JNL/Oppenheimer Global Growth Fund - Class I (4.2%) (a)	5,888	111,222
International Equity 7.8%
JNL/Causeway International Value Select Fund - Class I (3.5%) (a)	3,722	65,612
JNL/Invesco International Growth Fund - Class I (2.7%) (a)	2,858	42,476
JNL/WCM Focused International Equity Fund - Class I (4.6%) (a)	4,600	66,517
		174,605
International Fixed Income 0.9%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (3.7%) (a)	1,813	20,174
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I (0.2%) (a)	58	672
		20,846
Total Investment Companies (cost $2,109,759)		2,233,991
Total Investments 100.0% (cost $2,109,759)		2,233,991
Other Assets and Liabilities, Net (0.0)%		(490)
Total Net Assets 100.0%		$2,233,501

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Vanguard Global Bond Market Index Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 50.1%
Vanguard Intermediate-Term Bond Index Fund - Admiral Shares	90	$1,024
Vanguard Long-Term Bond Index Fund - Investor Shares	61	873
Vanguard Mortgage-Backed Securities Index Fund - Admiral Shares	50	1,050
Vanguard Short-Term Bond Index Fund - Admiral Shares	182	1,894
Vanguard Total Bond Market Index Fund - Admiral Shares	193	2,075
		6,916
	Shares	Value
International Fixed Income 49.9%
Vanguard Total International Bond Index Fund - Admiral Shares	318	6,894
Total Investment Companies (cost $13,882)		13,810
Total Investments 100.0% (cost $13,882)		13,810
Other Assets and Liabilities, Net (0.0)%		(3)
Total Net Assets 100.0%		$13,807

JNL/Vanguard International Stock Market Index Fund
INVESTMENT COMPANIES 100.0%
International Equity 100.0%
Vanguard Developed Markets Index Fund - Admiral Shares	3,103	$44,720
Vanguard Emerging Markets Stock Index Fund - Admiral Shares	531	20,264
Vanguard European Stock Index Fund - Admiral Shares	237	17,528
Vanguard FTSE All-World ex-US Index Fund - Admiral Shares	310	10,538
Vanguard FTSE All-World ex-US Small-Cap Index Fund - Investor Shares	29	1,309
Vanguard Pacific Stock Index Fund - Admiral Shares	137	12,285
Vanguard Total International Stock Index Fund - Admiral Shares	388	11,852
Total Investment Companies (cost $116,402)		118,496
Total Investments 100.0% (cost $116,402)		118,496
Other Assets and Liabilities, Net (0.0)%		(34)
Total Net Assets 100.0%		$118,462

JNL/Vanguard U.S. Stock Market Index Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
Vanguard Growth Index Fund - Admiral Shares	122	$8,839
Vanguard Large-Cap Index Fund - Admiral Shares	166	10,267
Vanguard Mid-Cap Index Fund - Admiral Shares	14	2,635
Vanguard Small-Cap Index Fund - Admiral Shares	68	4,846
Vanguard Total Stock Market Index Fund - Admiral Shares	237	15,797
Vanguard Value Index Fund - Admiral Shares	248	10,273
Total Investment Companies (cost $51,938)		52,657
Total Investments 100.0% (cost $51,938)		52,657
Other Assets and Liabilities, Net (0.0)%		(13)
Total Net Assets 100.0%		$52,644

Abbreviations:

CAPE - Cyclically Adjusted Price Earnings
FTSE - Financial Times and the London Stock Exchange
MLP - Master Limited Partnership
S&P - Standard & Poor's

See accompanying Notes to Financial Statements.

40

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Long Term Investments in Affiliates

The Funds of Funds, except for JNL/American Funds Funds of Funds, JNL DFA/Funds and JNL/Vanguard Funds Funds of Funds, invested solely in shares of other affiliated Funds advised by Jackson National Asset Management, LLC. The JNL/American Funds Funds of Funds, JNL DFA Funds and JNL Vanguard Funds Funds of Funds may invest in underlying funds that are considered affiliated companies. As defined by the 1940 Act, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities. Based on each Fund’s relative ownership for all or some portion of the year ended December 31, 2017, certain Funds of Funds may be deemed an affiliated person thereof under the 1940 Act. JNL/American Funds Master Feeder Funds and JNL/Vanguard Funds Master Feeder Funds invest primarily all of their investable assets in the respective Master Fund. Due to their ownership of more than 5% of the shares of the Master Fund, certain Master Feeder Funds may be deemed an affiliated person thereof under the 1940 Act. The following table details each Fund's long term investments in affiliates held during the year ended December 31, 2017.

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/American Funds Blue Chip Income and Growth Fund
American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	2,909,237	407,407	188,448	189,086	61,283	262,104	3,451,583	100.0
	2,909,237	407,407	188,448	189,086	61,283	262,104	3,451,583	100.0
JNL/American Funds Global Bond Fund
American Funds Insurance Series - Global Bond Fund - Class 1	471,581	58,680	37,351	5,819	(1,454)	28,920	520,376	100.0
	471,581	58,680	37,351	5,819	(1,454)	28,920	520,376	100.0
JNL/American Funds Global Small Capitalization Fund
American Funds Insurance Series - Global Small Capitalization Fund - Class 1	495,272	75,738	20,611	4,035	4,388	127,576	682,363	100.0
	495,272	75,738	20,611	4,035	4,388	127,576	682,363	100.0
JNL/American Funds Growth-Income Fund
American Funds Insurance Series - Growth-Income Fund - Class 1	4,041,191	1,221,952	17,653	400,095	5,208	603,611	5,854,309	100.0
	4,041,191	1,221,952	17,653	400,095	5,208	603,611	5,854,309	100.0
JNL/American Funds International Fund
American Funds Insurance Series - International Fund - Class 1	1,100,507	560,110	6,287	44,190	542	369,439	2,024,311	100.0
	1,100,507	560,110	6,287	44,190	542	369,439	2,024,311	100.0
JNL/American Funds New World Fund
American Funds Insurance Series - New World Fund - Class 1	904,647	248,535	18,452	14,823	107	274,629	1,409,466	100.0
	904,647	248,535	18,452	14,823	107	274,629	1,409,466	100.0
JNL/Vanguard Capital Growth Fund
Vanguard Variable Insurance Fund - Capital Growth Portfolio	—	69,144	—	—	—	2,604	71,748	100.0
	—	69,144	—	—	—	2,604	71,748	100.0
JNL Institutional Alt 25 Fund[1]
JNL Multi-Manager Alternative Fund - Class A	23,235	67,283	92,180	222	2,926	(1,264)	—	—
JNL Multi-Manager Alternative Fund - Class I	—	90,433	1,280	—	3	972	90,128	2.7
JNL Multi-Manager Mid Cap Fund - Class I	—	128,890	4,647	—	188	7,924	132,355	4.0
JNL Multi-Manager Mid Cap Fund - Class A	48,331	77,836	130,661	192	13,678	(9,184)	—	—
JNL Multi-Manager Small Cap Growth Fund - Class I	—	24,005	1,081	—	56	1,676	24,656	0.7
JNL Multi-Manager Small Cap Growth Fund - Class A	—	24,005	24,005	—	—	—	—	—
JNL Multi-Manager Small Cap Value Fund - Class A	—	24,005	24,005	—	—	—	—	—
JNL Multi-Manager Small Cap Value Fund - Class I	—	24,005	796	—	38	1,448	24,695	0.7
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A	—	58,830	59,085	68	719	(464)	—	—
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I	—	59,085	5,622	—	199	3,871	57,533	1.7
JNL/AQR Managed Futures Strategy Fund - Class I	—	79,580	803	—	26	3,214	82,017	2.5
JNL/AQR Managed Futures Strategy Fund - Class A	43,883	38,572	80,415	—	(22,769)	20,729	—	—
JNL/BlackRock Global Long Short Credit Fund - Class A	27,001	17,669	44,933	216	(2,294)	2,557	—	—
JNL/BlackRock Global Long Short Credit Fund - Class I	—	32,556	220	—	1	270	32,607	1.0
JNL/Boston Partners Global Long Short Equity Fund - Class A	58,721	94,501	155,586	—	9,503	(7,139)	—	—
JNL/Boston Partners Global Long Short Equity Fund - Class I	—	148,481	6,092	—	100	5,193	147,682	4.5
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	6,279	24,153	30,734	179	(110)	412	—	—
JNL/Brookfield Global Infrastructure and MLP Fund - Class I	—	24,146	—	—	—	(205)	23,941	0.7
JNL/Causeway International Value Select Fund - Class I	—	226,414	14,472	—	281	12,087	224,310	6.8
JNL/Causeway International Value Select Fund - Class A	—	223,268	232,369	990	18,002	(8,901)	—	—
JNL/Crescent High Income Fund - Class A	23,031	42,650	66,112	699	2,532	(2,101)	—	—
JNL/Crescent High Income Fund - Class I	—	65,476	11,845	—	31	250	53,912	1.6

See accompanying Notes to Financial Statements.

41

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/DFA U.S. Small Cap Fund - Class I	—	40,307	—	—	—	2,704	43,011	1.3
JNL/DFA U.S. Small Cap Fund - Class A	22,227	18,140	40,307	800	(198)	138	—	—
JNL/DoubleLine Core Fixed Income Fund - Class A	19,473	—	19,978	—	(174)	679	—	—
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	—	97,629	98,440	578	1,363	(552)	—	—
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	—	97,177	34	—	—	—	97,143	2.9
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	—	168,705	261	—	17	10,521	178,982	5.4
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	70,912	101,484	179,070	3,290	29,348	(22,674)	—	—
JNL/DoubleLine Total Return Fund - Class A	157,865	133,160	293,527	3,488	8,530	(6,028)	—	—
JNL/DoubleLine Total Return Fund - Class I	—	237,100	1,754	—	2	652	236,000	7.1
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	—	81,731	1,926	—	27	1,658	81,490	2.5
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A	33,596	50,608	83,917	1,371	(2,276)	1,989	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	54,482	53,669	110,978	—	(6,533)	9,360	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	—	100,124	1,861	—	(5)	(1,698)	96,560	2.9
JNL/GQG Emerging Markets Equity Fund - Class I	—	71,992	1,959	—	94	3,647	73,774	2.2
JNL/Harris Oakmark Global Equity Fund - Class I	—	132,680	3,660	—	33	2,832	131,885	4.0
JNL/Harris Oakmark Global Equity Fund - Class A	—	130,505	137,425	132	13,134	(6,214)	—	—
JNL/Invesco Global Real Estate Fund - Class A	12,319	77,907	89,027	2,176	(4,403)	3,204	—	—
JNL/Invesco Global Real Estate Fund - Class I	—	82,645	3,845	—	83	3,496	82,379	2.5
JNL/Lazard Emerging Markets Fund - Class A	39,171	30,868	77,386	429	2,917	4,430	—	—
JNL/Lazard Emerging Markets Fund - Class I	—	56,886	1,366	—	36	2,948	58,504	1.8
JNL/Mellon Capital Emerging Markets Index Fund - Class A	—	24,661	27,775	199	5,431	(2,317)	—	—
JNL/Mellon Capital International Index Fund - Class I	—	32,556	781	—	17	1,349	33,141	1.0
JNL/Mellon Capital International Index Fund - Class A	160,901	18,395	195,710	977	25,734	(9,320)	—	—
JNL/Mellon Capital Real Estate Sector Fund - Class I	—	42,552	2,981	—	47	951	40,569	1.2
JNL/Mellon Capital S&P 500 Index Fund - Class A	88,194	44,227	138,287	878	17,424	(11,558)	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class I	—	73,480	4,520	—	182	5,092	74,234	2.2
JNL/Mellon Capital Small Cap Index Fund - Class A	37,554	4,552	42,160	1,289	12,611	(12,557)	—	—
JNL/Neuberger Berman Currency Fund - Class I	—	31,987	—	—	—	64	32,051	1.0
JNL/Neuberger Berman Currency Fund - Class A	18,855	17,345	36,530	—	(288)	618	—	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class A	405	—	410	—	(57)	62	—	—
JNL/Neuberger Berman Strategic Income Fund - Class A	3,394	—	3,440	—	56	(10)	—	—
JNL/Nicholas Convertible Arbitrage Fund - Class A	23,001	16,787	40,014	641	(2,752)	2,978	—	—
JNL/Nicholas Convertible Arbitrage Fund - Class I	—	31,164	—	—	—	155	31,319	0.9
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	9,454	30,522	43,674	13	7,176	(3,478)	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	—	41,215	1,562	—	34	2,545	42,232	1.3
JNL/PIMCO Income Fund - Class I	—	64,014	—	—	—	512	64,526	2.0
JNL/PIMCO Real Return Fund - Class I	—	48,888	254	—	1	341	48,976	1.5
JNL/PIMCO Real Return Fund - Class A	19,564	29,251	49,318	—	1,078	(575)	—	—
JNL/PPM America High Yield Bond Fund - Class A	19,725	—	20,324	—	(3)	602	—	—
JNL/PPM America Long Short Credit Fund - Class A	3,458	40,470	43,488	533	(1,523)	1,083	—	—
JNL/PPM America Long Short Credit Fund - Class I	—	40,393	74	—	1	503	40,823	1.2
JNL/PPM America Total Return Fund - Class I	—	97,975	782	—	2	737	97,932	3.0
JNL/PPM America Total Return Fund - Class A	48,931	57,007	106,668	1,028	(88)	818	—	—
JNL/Scout Unconstrained Bond Fund - Class A	63,271	40,495	104,170	608	627	(223)	—	—
JNL/Scout Unconstrained Bond Fund - Class I	—	73,255	156	—	—	(73)	73,026	2.2
JNL/T. Rowe Price Established Growth Fund - Class A	72,735	86,326	172,465	3,694	20,543	(7,139)	—	—
JNL/T. Rowe Price Established Growth Fund - Class I	—	152,888	7,578	—	358	9,314	154,982	4.7
JNL/T. Rowe Price Value Fund - Class A	88,977	102,206	195,496	4,931	(5,944)	10,257	—	—
JNL/T. Rowe Price Value Fund - Class I	—	182,213	5,800	—	312	12,030	188,755	5.7
JNL/The London Company Focused U.S. Equity Fund - Class I	—	108,263	9,013	—	351	8,623	108,224	3.3
JNL/The London Company Focused U.S. Equity Fund - Class A	78,632	60,177	143,870	450	24,676	(19,615)	—	—
JNL/WCM Focused International Equity Fund - Class A	93,162	138,052	252,842	388	45,279	(23,651)	—	—
JNL/WCM Focused International Equity Fund - Class I	—	232,957	12,861	—	259	10,539	230,894	7.0
JNL/Westchester Capital Event Driven Fund - Class I	—	73,814	1,327	—	16	879	73,382	2.2
JNL/Westchester Capital Event Driven Fund - Class A	37,279	44,278	82,330	724	3,061	(2,288)	—	—
	1,508,018	5,441,525	3,880,324	31,183	219,726	19,685	3,308,630	100.0
JNL Institutional Alt 50 Fund[1]
JNL Multi-Manager Alternative Fund - Class I	—	173,579	2,044	—	7	1,871	173,413	6.0

See accompanying Notes to Financial Statements.

42

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Multi-Manager Alternative Fund - Class A	71,139	104,576	181,159	770	4,855	589	—	—
JNL Multi-Manager Mid Cap Fund - Class A	57,051	16,082	77,813	169	8,426	(3,746)	—	—
JNL Multi-Manager Mid Cap Fund - Class I	—	65,084	3,882	—	144	3,907	65,253	2.3
JNL Multi-Manager Small Cap Growth Fund - Class I	—	14,362	966	—	49	981	14,426	0.5
JNL Multi-Manager Small Cap Growth Fund - Class A	—	14,362	14,362	—	—	—	—	—
JNL Multi-Manager Small Cap Value Fund - Class A	—	14,362	14,362	—	—	—	—	—
JNL Multi-Manager Small Cap Value Fund - Class I	—	14,362	799	—	37	847	14,447	0.5
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A	—	144,348	145,091	198	1,137	(394)	—	—
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I	—	145,091	11,158	—	500	9,698	144,131	5.0
JNL/AQR Managed Futures Strategy Fund - Class I	—	148,395	9,689	—	170	5,664	144,540	5.0
JNL/AQR Managed Futures Strategy Fund - Class A	179,557	30,544	200,466	—	(43,270)	33,635	—	—
JNL/AQR Risk Parity Fund - Class A	1,271	—	1,296	—	112	(87)	—	—
JNL/BlackRock Global Long Short Credit Fund - Class A	122,919	10,868	135,033	954	(6,389)	7,635	—	—
JNL/BlackRock Global Long Short Credit Fund - Class I	—	58,153	1,018	—	6	477	57,618	2.0
JNL/Boston Partners Global Long Short Equity Fund - Class I	—	295,641	10,159	—	239	10,414	296,135	10.2
JNL/Boston Partners Global Long Short Equity Fund - Class A	261,041	57,128	328,324	—	18,262	(8,107)	—	—
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	31,059	7,932	41,653	448	(2,420)	5,082	—	—
JNL/Brookfield Global Infrastructure and MLP Fund - Class I	—	28,905	8	—	—	(245)	28,652	1.0
JNL/Causeway International Value Select Fund - Class A	—	112,128	121,741	927	11,313	(1,700)	—	—
JNL/Causeway International Value Select Fund - Class I	—	109,322	5,863	—	161	5,901	109,521	3.8
JNL/Crescent High Income Fund - Class A	43,817	16,463	61,171	1,147	2,280	(1,389)	—	—
JNL/Crescent High Income Fund - Class I	—	58,730	14,053	—	36	208	44,921	1.6
JNL/DFA U.S. Small Cap Fund - Class A	16,797	1,234	17,985	605	(240)	194	—	—
JNL/DFA U.S. Small Cap Fund - Class I	—	17,985	—	—	—	1,206	19,191	0.7
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	—	73,475	74,077	597	673	(71)	—	—
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	—	72,503	392	—	—	—	72,111	2.5
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	74,653	36,465	118,356	3,890	17,598	(10,360)	—	—
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	—	111,326	9,745	—	297	6,362	108,240	3.7
JNL/DoubleLine Total Return Fund - Class A	199,903	58,225	260,955	5,228	6,240	(3,413)	—	—
JNL/DoubleLine Total Return Fund - Class I	—	163,471	5,617	—	4	438	158,296	5.5
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	—	161,915	6,768	—	82	3,223	158,452	5.5
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A	146,520	33,286	179,269	4,954	(4,532)	3,995	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	63,392	9,992	76,733	—	(4,870)	8,219	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	—	57,501	—	—	—	(994)	56,507	2.0
JNL/GQG Emerging Markets Equity Fund - Class I	—	35,896	1,722	—	74	1,781	36,029	1.2
JNL/Harris Oakmark Global Equity Fund - Class A	—	72,619	74,879	132	2,448	(188)	—	—
JNL/Harris Oakmark Global Equity Fund - Class I	—	74,785	3,748	—	31	1,559	72,627	2.5
JNL/Invesco Global Real Estate Fund - Class I	—	86,989	3,673	—	101	3,698	87,115	3.0
JNL/Invesco Global Real Estate Fund - Class A	54,616	65,411	118,648	4,778	(5,293)	3,914	—	—
JNL/Lazard Emerging Markets Fund - Class A	43,064	5,438	56,205	438	368	7,335	—	—
JNL/Lazard Emerging Markets Fund - Class I	—	28,782	883	—	25	1,482	29,406	1.0
JNL/Mellon Capital Emerging Markets Index Fund - Class A	—	12,903	14,622	108	2,049	(330)	—	—
JNL/Mellon Capital International Index Fund - Class A	179,748	-	196,981	—	26,853	(9,620)	—	—
JNL/Mellon Capital Real Estate Sector Fund - Class I	—	51,870	2,946	—	59	1,175	50,158	1.7
JNL/Mellon Capital S&P 500 Index Fund - Class I	—	36,670	3,121	—	121	2,479	36,149	1.2
JNL/Mellon Capital S&P 500 Index Fund - Class A	105,590	9,818	122,230	808	18,888	(12,066)	—	—
JNL/Mellon Capital Small Cap Index Fund - Class A	21,309	6,580	27,878	1,242	3,249	(3,260)	—	—
JNL/Neuberger Berman Currency Fund - Class I	—	28,358	—	—	-	57	28,415	1.0
JNL/Neuberger Berman Currency Fund - Class A	85,955	4,892	92,059	—	(1,374)	2,586	—	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class A	3,834	—	3,856	—	(1,402)	1,424	—	—
JNL/Neuberger Berman Strategic Income Fund - Class A	11,447	—	11,662	—	198	17	—	—
JNL/Nicholas Convertible Arbitrage Fund - Class I	—	57,402	168	—	1	284	57,519	2.0
JNL/Nicholas Convertible Arbitrage Fund - Class A	113,722	11,754	126,684	2,777	(5,051)	6,259	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	16,373	9,841	32,040	14	6,698	(872)	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	—	21,291	434	—	16	1,339	22,212	0.8

See accompanying Notes to Financial Statements.

43

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/PIMCO Income Fund - Class I	—	57,447	339	—	2	457	57,567	2.0
JNL/PIMCO Real Return Fund - Class I	—	28,698	82	—	—	201	28,817	1.0
JNL/PIMCO Real Return Fund - Class A	25,404	28,656	54,549	—	499	(10)	—	—
JNL/PPM America Long Short Credit Fund - Class A	45,954	43,700	88,411	2,730	(5,159)	3,916	—	—
JNL/PPM America Long Short Credit Fund - Class I	—	81,165	2,861	—	17	978	79,299	2.7
JNL/PPM America Total Return Fund - Class A	57,321	54,093	112,110	1,932	(291)	987	—	—
JNL/PPM America Total Return Fund - Class I	—	95,256	2,271	—	7	705	93,697	3.2
JNL/Red Rocks Listed Private Equity Fund - Class A	13,825	—	14,678	—	(521)	1,374	—	—
JNL/Scout Unconstrained Bond Fund - Class A	83,681	14,891	99,037	1,062	592	(127)	—	—
JNL/Scout Unconstrained Bond Fund - Class I	—	79,943	728	—	—	(79)	79,136	2.7
JNL/T. Rowe Price Established Growth Fund - Class I	—	104,109	10,007	—	354	6,040	100,496	3.5
JNL/T. Rowe Price Established Growth Fund - Class A	110,958	21,691	151,513	4,466	18,083	781	—	—
JNL/T. Rowe Price Value Fund - Class I	—	120,959	13,460	—	421	7,346	115,266	4.0
JNL/T. Rowe Price Value Fund - Class A	111,164	28,459	145,428	5,622	(3,893)	9,698	—	—
JNL/WCM Focused International Equity Fund - Class I	—	116,749	6,046	—	160	5,302	116,165	4.0
JNL/WCM Focused International Equity Fund - Class A	91,905	29,788	142,456	364	25,950	(5,187)	—	—
JNL/Westchester Capital Event Driven Fund - Class A	126,179	26,107	154,989	2,680	3,538	(835)	—	—
JNL/Westchester Capital Event Driven Fund - Class I	—	137,705	2,246	—	30	1,644	137,133	4.7
	2,571,168	4,128,510	4,027,657	49,040	98,755	122,284	2,893,060	100.0
JNL/American Funds Moderate Growth Allocation Fund
American Funds Insurance Series - Global Bond Fund - Class 1	111,468	25,857	1,393	1,560	11	7,034	142,977	6.4
American Funds Insurance Series - International Growth and Income Fund - Class 1	—	84,857	409	2,046	6	4,872	89,326	4.0
	111,468	110,714	1,802	3,606	17	11,906	232,303	10.5
JNL/American Funds Growth Allocation Fund
American Funds Insurance Series - International Growth and Income Fund - Class 1	—	99,945	552	2,367	13	5,345	104,751	5.0
	—	99,945	552	2,367	13	5,345	104,751	5.0
JNL Moderate Growth Allocation Fund[1]
JNL Multi-Manager Alternative Fund - Class I	—	62,915	1,445	—	2	670	62,142	2.5
JNL Multi-Manager Alternative Fund - Class A	—	62,872	62,909	40	993	(956)	—	—
JNL Multi-Manager Mid Cap Fund - Class I	—	104,327	8,105	—	197	6,141	102,560	4.1
JNL Multi-Manager Mid Cap Fund - Class A	70,109	41,446	117,931	241	15,378	(9,002)	—	—
JNL Multi-Manager Small Cap Growth Fund - Class I	—	23,856	484	—	25	1,707	25,104	1.0
JNL Multi-Manager Small Cap Growth Fund - Class A	—	23,764	24,215	—	1,549	(1,098)	—	—
JNL Multi-Manager Small Cap Value Fund - Class A	—	25,738	25,139	784	(404)	(195)	—	—
JNL Multi-Manager Small Cap Value Fund - Class I	—	25,139	1,349	—	50	1,485	25,325	1.0
JNL/AQR Managed Futures Strategy Fund - Class A	—	4,670	4,670	—	(422)	422	—	—
JNL/Boston Partners Global Long Short Equity Fund - Class I	—	24,551	447	—	7	878	24,989	1.0
JNL/Boston Partners Global Long Short Equity Fund - Class A	—	25,092	25,092	—	792	(792)	—	—
JNL/Causeway International Value Select Fund - Class I	—	180,824	1,540	—	52	10,213	189,549	7.6
JNL/Causeway International Value Select Fund - Class A	—	176,150	182,032	1,012	11,805	(5,923)	—	—
JNL/Crescent High Income Fund - Class A	24,940	39,342	64,438	890	2,957	(2,801)	—	—
JNL/Crescent High Income Fund - Class I	—	60,866	1,905	—	5	274	59,240	2.4
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	—	92,590	3	—	—	(2)	92,585	3.7
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	—	92,239	93,110	777	1,186	(315)	—	—
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	—	95,524	902	—	45	5,911	100,578	4.1
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	87,342	43,314	139,551	3,454	31,475	(22,580)	—	—
JNL/DoubleLine Total Return Fund - Class A	196,842	77,034	276,935	4,021	6,161	(3,102)	—	—
JNL/DoubleLine Total Return Fund - Class I	—	194,783	40	—	—	538	195,281	7.9
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A	—	22,278	22,279	—	(391)	392	—	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	—	23,336	—	—	—	473	23,809	1.0
JNL/Epoch Global Shareholder Yield Fund - Class A	—	4,630	4,630	—	387	(387)	—	—
JNL/FPA + DoubleLine Flexible Allocation Fund - Class A	—	114,567	115,427	1,329	1,554	(694)	—	—
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I	—	115,404	1,323	—	28	4,264	118,373	4.8
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	—	73,784	125	—	—	(1,269)	72,390	2.9
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	77,519	28,952	110,512	—	(1,903)	5,944	—	—
JNL/GQG Emerging Markets Equity Fund - Class I	—	59,855	501	—	27	3,080	62,461	2.5
JNL/Harris Oakmark Global Equity Fund - Class A	—	88,720	90,180	131	9,069	(7,609)	—	—
JNL/Harris Oakmark Global Equity Fund - Class I	—	72,656	13	—	—	1,592	74,235	3.0

See accompanying Notes to Financial Statements.

44

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Invesco Diversified Dividend Fund - Class I	—	95,875	135	—	5	3,250	98,995	4.0
JNL/Invesco Global Real Estate Fund - Class I	—	18,010	74	—	2	795	18,733	0.8
JNL/Invesco Global Real Estate Fund - Class A	—	18,430	17,770	562	(1,119)	459	—	—
JNL/Lazard Emerging Markets Fund - Class I	—	42,049	80	—	3	2,226	44,198	1.8
JNL/Lazard Emerging Markets Fund - Class A	—	41,619	41,778	167	2,022	(1,863)	—	—
JNL/Mellon Capital Emerging Markets Index Fund - Class A	50,525	11,626	76,562	484	10,935	3,476	—	—
JNL/Mellon Capital International Index Fund - Class A	99,851	9,820	123,432	1,020	9,215	4,546	—	—
JNL/Mellon Capital International Index Fund - Class I	—	24,608	426	—	6	1,027	25,215	1.0
JNL/Mellon Capital Real Estate Sector Fund - Class I	—	11,455	—	—	—	266	11,721	0.5
JNL/Mellon Capital S&P 500 Index Fund - Class A	189,499	25,003	230,085	1,856	33,345	(17,762)	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class I	—	61,457	2,380	—	88	4,357	63,522	2.6
JNL/Mellon Capital Small Cap Index Fund - Class A	41,965	1,775	45,113	—	6,263	(4,890)	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	—	40,771	41,407	10	4,637	(4,001)	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	—	41,999	109	—	5	2,686	44,581	1.8
JNL/PIMCO Credit Income Fund - Class I	—	91,479	79	—	—	547	91,947	3.7
JNL/PIMCO Credit Income Fund - Class A	42,873	47,066	91,586	1,152	2,568	(921)	—	—
JNL/PIMCO Income Fund - Class I	—	66,728	—	—	—	532	67,260	2.7
JNL/PIMCO Real Return Fund - Class I	—	36,123	—	—	—	253	36,376	1.5
JNL/PIMCO Real Return Fund - Class A	32,334	25,233	58,417	—	1,005	(155)	—	—
JNL/PPM America High Yield Bond Fund - Class A	28,510	1,400	30,374	987	1,462	(998)	—	—
JNL/PPM America Total Return Fund - Class A	71,475	36,208	108,722	1,386	31	1,008	—	—
JNL/PPM America Total Return Fund - Class I	—	91,513	101	—	—	691	92,103	3.7
JNL/Scout Unconstrained Bond Fund - Class I	—	73,239	35	—	—	(73)	73,131	2.9
JNL/Scout Unconstrained Bond Fund - Class A	89,239	30,033	119,755	1,129	868	(385)	—	—
JNL/T. Rowe Price Capital Appreciation Fund - Class I	—	193,088	871	—	23	6,380	198,620	8.0
JNL/T. Rowe Price Capital Appreciation Fund - Class A	109,662	76,937	196,957	1,779	26,500	(16,142)	—	—
JNL/T. Rowe Price Established Growth Fund - Class I	—	95,792	2,041	—	103	6,002	99,856	4.0
JNL/T. Rowe Price Established Growth Fund - Class A	49,063	45,065	103,023	3,099	15,164	(6,269)	—	—
JNL/T. Rowe Price Value Fund - Class I	—	99,072	4,568	—	168	6,445	101,117	4.1
JNL/T. Rowe Price Value Fund - Class A	70,064	41,535	115,686	3,648	1,115	2,972	—	—
JNL/WCM Focused International Equity Fund - Class A	86,245	84,689	191,336	390	27,365	(6,963)	—	—
JNL/WCM Focused International Equity Fund - Class I	—	180,035	935	—	36	8,555	187,691	7.6
JNL/Westchester Capital Event Driven Fund - Class A	—	6,895	6,895	—	258	(258)	—	—
	1,418,057	3,847,845	2,987,964	30,348	222,697	(16,948)	2,483,687	100.0
JNL Growth Allocation Fund[1]
JNL Multi-Manager Alternative Fund - Class A	—	48,339	48,396	65	387	(330)	—	—
JNL Multi-Manager Alternative Fund - Class I	—	48,915	1	—	—	532	49,446	2.0
JNL Multi-Manager Mid Cap Fund - Class I	—	143,543	546	—	30	9,102	152,129	6.1
JNL Multi-Manager Mid Cap Fund - Class A	105,529	39,079	154,676	414	17,888	(7,820)	—	—
JNL Multi-Manager Small Cap Growth Fund - Class I	—	30,644	1,038	—	45	2,163	31,814	1.3
JNL Multi-Manager Small Cap Growth Fund - Class A	—	30,018	30,659	—	1,006	(365)	—	—
JNL Multi-Manager Small Cap Value Fund - Class A	—	31,819	30,991	1,112	(647)	(181)	—	—
JNL Multi-Manager Small Cap Value Fund - Class I	—	30,991	960	—	37	1,873	31,941	1.3
JNL/AQR Managed Futures Strategy Fund - Class A	—	2,766	2,766	—	(280)	280	—	—
JNL/Boston Partners Global Long Short Equity Fund - Class A	—	23,799	23,799	—	330	(330)	—	—
JNL/Boston Partners Global Long Short Equity Fund - Class I	—	24,011	—	—	—	872	24,883	1.0
JNL/Causeway International Value Select Fund - Class A	—	232,964	244,780	1,798	14,751	(2,935)	—	—
JNL/Causeway International Value Select Fund - Class I	—	242,395	1,630	—	47	13,715	254,527	10.1
JNL/Crescent High Income Fund - Class A	32,325	14,075	46,920	848	2,474	(1,954)	—	—
JNL/Crescent High Income Fund - Class I	—	42,446	1,264	—	3	191	41,376	1.6
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	—	46,494	716	—	1	(3)	45,776	1.8
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	—	46,625	47,348	539	806	(83)	—	—
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	150,611	32,188	197,896	6,399	36,741	(21,644)	—	—
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	—	170,869	3,505	—	121	10,461	177,946	7.1
JNL/DoubleLine Total Return Fund - Class A	134,985	28,951	165,714	3,171	1,572	206	—	—
JNL/DoubleLine Total Return Fund - Class I	—	126,573	—	—	—	346	126,919	5.1
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A	—	23,722	23,722	—	(39)	39	—	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	—	24,109	—	—	—	496	24,605	1.0
JNL/FPA + DoubleLine Flexible Allocation Fund - Class A	—	114,445	116,110	1,902	1,875	(210)	—	—
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I	—	97,072	652	—	15	3,601	100,036	4.0

See accompanying Notes to Financial Statements.

45

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	50,389	10,388	63,352	—	(194)	2,769	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	—	49,052	—	—	—	(840)	48,212	1.9
JNL/GQG Emerging Markets Equity Fund - Class I	—	84,282	404	—	22	4,347	88,247	3.5
JNL/Harris Oakmark Global Equity Fund - Class I	—	124,583	1,157	—	12	2,713	126,151	5.0
JNL/Harris Oakmark Global Equity Fund - Class A	—	120,909	127,105	229	9,671	(3,475)	—	—
JNL/Invesco Global Real Estate Fund - Class I	—	35,460	—	—	—	1,553	37,013	1.5
JNL/Invesco Global Real Estate Fund - Class A	—	34,839	33,530	1,112	(1,647)	338	—	—
JNL/Lazard Emerging Markets Fund - Class A	—	59,559	60,039	498	2,130	(1,650)	—	—
JNL/Lazard Emerging Markets Fund - Class I	—	60,762	161	—	4	3,219	63,824	2.5
JNL/Mellon Capital Emerging Markets Index Fund - Class A	93,676	29,073	150,407	753	19,831	7,827	—	—
JNL/Mellon Capital International Index Fund - Class A	157,867	9,979	189,529	2,275	9,004	12,679	—	—
JNL/Mellon Capital International Index Fund - Class I	—	49,060	443	—	7	2,063	50,687	2.0
JNL/Mellon Capital Real Estate Sector Fund - Class I	—	25,938	1,444	—	28	588	25,110	1.0
JNL/Mellon Capital S&P 500 Index Fund - Class I	—	85,240	2,141	—	87	6,126	89,312	3.6
JNL/Mellon Capital S&P 500 Index Fund - Class A	288,441	17,982	329,796	2,755	61,705	(38,332)	—	—
JNL/Mellon Capital Small Cap Index Fund - Class A	68,529	5,274	75,225	1,087	9,337	(7,915)	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	—	47,286	48,955	25	3,248	(1,579)	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	—	49,088	412	—	10	3,123	51,809	2.1
JNL/PIMCO Credit Income Fund - Class A	32,578	26,862	60,563	1,121	965	158	—	—
JNL/PIMCO Credit Income Fund - Class I	—	61,043	1	—	—	364	61,406	2.4
JNL/PIMCO Income Fund - Class I	—	25,613	853	—	4	198	24,962	1.0
JNL/PIMCO Real Return Fund - Class A	23,383	17,169	41,188	—	733	(97)	—	—
JNL/PIMCO Real Return Fund - Class I	—	36,580	—	—	—	256	36,836	1.5
JNL/PPM America Total Return Fund - Class A	32,564	1,893	35,357	—	79	821	—	—
JNL/S&P International 5 Fund - Class A	55,434	302	59,686	—	2,140	1,810	—	—
JNL/Scout Unconstrained Bond Fund - Class I	—	36,682	—	—	—	(36)	36,646	1.5
JNL/Scout Unconstrained Bond Fund - Class A	69,593	10,061	80,276	532	877	(255)	—	—
JNL/T. Rowe Price Capital Appreciation Fund - Class I	—	96,665	116	—	2	3,203	99,754	4.0
JNL/T. Rowe Price Capital Appreciation Fund - Class A	152,127	18,437	185,104	1,884	21,497	(6,957)	—	—
JNL/T. Rowe Price Established Growth Fund - Class I	—	143,175	2,049	—	102	9,028	150,256	6.0
JNL/T. Rowe Price Established Growth Fund - Class A	91,407	43,478	151,290	6,300	18,056	(1,651)	—	—
JNL/T. Rowe Price Value Fund - Class I	—	194,198	4,444	—	183	12,930	202,867	8.1
JNL/T. Rowe Price Value Fund - Class A	128,342	62,647	196,436	9,303	2,191	3,256	—	—
JNL/WCM Focused International Equity Fund - Class A	177,353	44,993	264,716	797	46,881	(4,511)	—	—
JNL/WCM Focused International Equity Fund - Class I	—	247,418	769	—	26	11,779	258,454	10.3
JNL/Westchester Capital Event Driven Fund - Class A	—	1,833	1,833	—	52	(52)	—	—
	1,845,133	3,664,655	3,312,870	44,919	284,206	31,820	2,512,944	100.0
JNL Aggressive Growth Allocation Fund[1]
JNL Multi-Manager Alternative Fund - Class A	—	18,381	18,414	35	186	(153)	—	—
JNL Multi-Manager Alternative Fund - Class I	—	18,780	76	—	—	202	18,906	1.2
JNL Multi-Manager Mid Cap Fund - Class A	55,022	40,689	101,223	236	11,046	(5,534)	—	—
JNL Multi-Manager Mid Cap Fund - Class I	—	94,763	1,009	—	51	5,945	99,750	6.5
JNL Multi-Manager Small Cap Growth Fund - Class I	—	23,440	2,129	—	76	1,560	22,947	1.5
JNL Multi-Manager Small Cap Growth Fund - Class A	—	23,029	23,470	—	966	(525)	—	—
JNL Multi-Manager Small Cap Value Fund - Class A	—	23,013	22,587	595	(320)	(106)	—	—
JNL Multi-Manager Small Cap Value Fund - Class I	—	22,597	1,053	—	43	1,344	22,931	1.5
JNL/AQR Managed Futures Strategy Fund - Class A	—	1,500	1,500	—	(229)	229	—	—
JNL/Boston Partners Global Long Short Equity Fund - Class A	—	22,213	22,213	—	131	(131)	—	—
JNL/Boston Partners Global Long Short Equity Fund - Class I	—	22,355	372	—	5	799	22,787	1.5
JNL/Causeway International Value Select Fund - Class I	—	162,306	2,264	—	41	9,113	169,196	11.1
JNL/Causeway International Value Select Fund - Class A	—	154,911	162,693	1,207	11,999	(4,217)	—	—
JNL/Crescent High Income Fund - Class A	11,129	5,570	16,913	254	934	(720)	—	—
JNL/Crescent High Income Fund - Class I	—	15,001	9	—	—	68	15,060	1.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	—	15,025	6	—	—	(1)	15,018	1.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	—	14,208	14,394	141	231	(45)	—	—
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	—	130,834	1,280	—	66	8,043	137,663	9.0
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	96,376	46,839	152,517	4,959	29,301	(19,999)	—	—
JNL/DoubleLine Total Return Fund - Class A	35,671	25,035	61,018	1,215	(90)	402	—	—
JNL/DoubleLine Total Return Fund - Class I	—	63,847	65	—	—	174	63,956	4.2
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	—	22,265	94	—	2	450	22,623	1.5

See accompanying Notes to Financial Statements.

46

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A	—	21,358	21,358	—	(117)	117	—	—
JNL/Epoch Global Shareholder Yield Fund - Class A	—	2,528	2,528	—	64	(64)	—	—
JNL/FPA + DoubleLine Flexible Allocation Fund - Class A	—	36,667	37,685	132	1,018	—	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	—	18,955	7	—	—	(317)	18,631	1.2
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	11,025	8,673	20,367	—	568	101	—	—
JNL/GQG Emerging Markets Equity Fund - Class I	—	59,495	1,536	—	53	3,000	61,012	4.0
JNL/Harris Oakmark Global Equity Fund - Class I	—	135,203	875	—	5	2,948	137,281	9.0
JNL/Harris Oakmark Global Equity Fund - Class A	—	136,836	143,196	235	11,131	(4,771)	—	—
JNL/Invesco Global Real Estate Fund - Class I	—	22,099	198	—	5	941	22,847	1.5
JNL/Invesco Global Real Estate Fund - Class A	—	20,749	20,062	584	(985)	298	—	—
JNL/Lazard Emerging Markets Fund - Class A	—	42,401	42,774	388	2,034	(1,661)	—	—
JNL/Lazard Emerging Markets Fund - Class I	—	44,130	147	—	5	2,320	46,308	3.0
JNL/Lazard International Strategic Equity Fund - Class A	—	2,749	2,749	—	150	(150)	—	—
JNL/Mellon Capital Emerging Markets Index Fund - Class A	54,107	20,081	90,798	440	13,746	2,864	—	—
JNL/Mellon Capital International Index Fund - Class I	—	29,416	12	—	—	1,240	30,644	2.0
JNL/Mellon Capital International Index Fund - Class A	89,036	12,795	113,739	632	5,645	6,263	—	—
JNL/Mellon Capital Real Estate Sector Fund - Class I	—	18,603	259	—	8	428	18,780	1.2
JNL/Mellon Capital S&P 500 Index Fund - Class A	149,219	30,470	192,605	1,759	31,821	(18,905)	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class I	—	66,030	1,842	—	71	4,730	68,989	4.5
JNL/Mellon Capital Small Cap Index Fund - Class A	37,279	6,568	44,917	224	5,446	(4,376)	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	—	28,015	29,019	15	2,864	(1,860)	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	—	29,708	401	—	15	1,879	31,201	2.0
JNL/PIMCO Credit Income Fund - Class A	8,954	10,185	19,402	230	316	(53)	—	—
JNL/PIMCO Credit Income Fund - Class I	—	14,993	11	—	—	89	15,071	1.0
JNL/PIMCO Real Return Fund - Class A	—	14,065	14,145	—	98	(18)	—	—
JNL/PIMCO Real Return Fund - Class I	—	15,027	26	—	—	105	15,106	1.0
JNL/S&P International 5 Fund - Class A	31,042	1,260	34,546	—	1,418	826	—	—
JNL/Scout Unconstrained Bond Fund - Class A	24,455	3,741	28,571	—	601	(226)	—	—
JNL/T. Rowe Price Capital Appreciation Fund - Class A	35,379	4,797	43,508	105	4,668	(1,336)	—	—
JNL/T. Rowe Price Established Growth Fund - Class A	72,357	46,637	132,642	4,939	18,460	(4,812)	—	—
JNL/T. Rowe Price Established Growth Fund - Class I	—	129,992	2,094	—	100	8,151	136,149	8.9
JNL/T. Rowe Price Value Fund - Class I	—	130,435	1,919	—	96	8,719	137,331	9.0
JNL/T. Rowe Price Value Fund - Class A	83,539	48,903	136,506	5,843	1,496	2,568	—	—
JNL/The London Company Focused U.S. Equity Fund - Class A	—	6,947	6,947	—	1,092	(1,092)	—	—
JNL/WCM Focused International Equity Fund - Class I	—	169,746	1,969	—	51	7,992	175,820	11.5
JNL/WCM Focused International Equity Fund - Class A	89,658	62,315	174,572	473	29,219	(6,620)	—	—
	884,248	2,419,173	1,969,231	24,641	185,601	6,216	1,526,007	100.0
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Fund - Class A	485,054	8,324	548,850	7,992	129,416	(73,944)	—	—
JNL/Franklin Templeton Global Fund - Class I	—	494,525	16,741	—	158	16,784	494,726	33.4
JNL/Franklin Templeton Income Fund - Class A	485,212	19,853	524,117	18,439	59,477	(40,425)	—	—
JNL/Franklin Templeton Income Fund - Class I	—	494,312	11,998	—	96	9,430	491,840	33.2
JNL/Franklin Templeton Mutual Shares Fund - Class A	484,222	24,781	512,203	22,890	98,562	(95,362)	—	—
JNL/Franklin Templeton Mutual Shares Fund - Class I	—	493,487	12,208	—	106	12,580	493,965	33.4
	1,454,488	1,535,282	1,626,117	49,321	287,815	(170,937)	1,480,531	100.0
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital Bond Index Fund - Class I	—	48,914	—	—	—	79	48,993	9.8
JNL/Mellon Capital Bond Index Fund - Class A	43,355	6,369	50,177	899	(608)	1,061	—	—
JNL/Mellon Capital International Index Fund - Class A	43,432	3,618	54,280	1,308	7,937	(707)	—	—
JNL/Mellon Capital International Index Fund - Class I	—	48,163	213	—	4	2,025	49,979	10.0
JNL/Mellon Capital JNL 5 Fund - Class I	—	241,419	7,822	—	257	16,464	250,318	50.3
JNL/Mellon Capital JNL 5 Fund - Class A	216,278	18,615	250,851	4,959	84,458	(68,500)	—	—
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I	—	48,182	2,304	—	95	3,634	49,607	10.0
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	43,724	6,255	49,479	3,713	10,799	(11,299)	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class A	43,290	3,155	50,694	1,389	20,194	(15,945)	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class I	—	47,794	1,727	—	69	3,396	49,532	10.0
JNL/Mellon Capital Small Cap Index Fund - Class A	45,266	6,382	51,613	2,432	10,889	(10,924)	—	—
JNL/Mellon Capital Small Cap Index Fund - Class I	—	48,556	2,671	—	121	3,420	49,426	9.9
	435,345	527,422	521,831	14,700	134,215	(77,296)	497,855	100.0
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Bond Index Fund - Class I	—	199,212	—	—	—	337	199,549	19.5
JNL/Mellon Capital Bond Index Fund - Class A	159,843	39,982	201,421	3,744	(3,073)	4,669	—	—
JNL/Mellon Capital International Index Fund - Class A	163,917	14,959	206,966	5,398	34,044	(5,954)	—	—

See accompanying Notes to Financial Statements.

47

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Mellon Capital International Index Fund - Class I	—	197,574	—	—	—	8,371	205,945	20.1
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I	—	197,660	6,337	—	336	15,190	206,849	20.2
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	174,231	28,788	200,601	15,311	45,381	(47,799)	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class A	168,312	15,898	200,809	5,708	80,078	(63,479)	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class I	—	196,273	4,059	—	226	14,171	206,611	20.2
JNL/Mellon Capital Small Cap Index Fund - Class A	180,396	26,346	206,433	10,060	47,654	(47,963)	—	—
JNL/Mellon Capital Small Cap Index Fund - Class I	—	199,559	7,762	—	404	14,309	206,510	20.1
	846,699	1,116,251	1,034,388	40,221	205,050	(108,148)	1,025,464	100.0
JNL/MMRS Conservative Fund
JNL Multi-Manager Small Cap Growth Fund - Class I	—	8,541	777	—	34	569	8,367	2.2
JNL Multi-Manager Small Cap Growth Fund - Class A	8,674	35	10,191	—	436	1,046	—	—
JNL/DoubleLine Core Fixed Income Fund - Class I	—	38,031	253	—	—	109	37,887	10.0
JNL/DoubleLine Core Fixed Income Fund - Class A	40,037	190	42,051	128	928	896	—	—
JNL/Franklin Templeton Mutual Shares Fund - Class I	—	12,634	354	—	5	322	12,607	3.3
JNL/Franklin Templeton Mutual Shares Fund - Class A	13,068	665	13,846	581	(41)	154	—	—
JNL/Goldman Sachs Core Plus Bond Fund - Class A	48,074	989	49,620	915	(608)	1,165	—	—
JNL/Goldman Sachs Core Plus Bond Fund - Class I	—	45,737	146	—	—	(38)	45,553	12.0
JNL/Invesco International Growth Fund - Class I	—	21,241	864	—	13	695	21,085	5.5
JNL/Invesco International Growth Fund - Class A	21,964	380	25,750	375	1,177	2,229	—	—
JNL/Invesco Small Cap Growth Fund - Class A	12,986	377	14,908	342	1,968	(423)	—	—
JNL/Invesco Small Cap Growth Fund - Class I	—	12,841	1,277	—	56	938	12,558	3.3
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	—	45,738	299	—	—	1	45,440	11.9
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	48,062	1,281	49,354	1,181	(1,401)	1,412	—	—
JNL/Mellon Capital Bond Index Fund - Class A	48,086	967	49,522	878	(281)	750	—	—
JNL/Mellon Capital Bond Index Fund - Class I	—	45,743	306	—	—	75	45,512	12.0
JNL/Mellon Capital Consumer Discretionary Sector Fund - Class I	—	8,350	752	—	42	756	8,396	2.2
JNL/Mellon Capital Consumer Discretionary Sector Fund - Class A	8,627	612	9,602	567	192	171	—	—
JNL/Mellon Capital Emerging Markets Index Fund - Class I	—	21,204	1,134	—	32	1,052	21,154	5.6
JNL/Mellon Capital Emerging Markets Index Fund - Class A	22,037	188	27,637	184	4,538	874	—	—
JNL/Mellon Capital Healthcare Sector Fund - Class I	—	12,720	470	—	9	228	12,487	3.3
JNL/Mellon Capital Healthcare Sector Fund - Class A	13,077	940	15,537	906	(14)	1,534	—	—
JNL/Mellon Capital JNL 5 Fund - Class A	—	12,999	13,635	265	636	—	—	—
JNL/Mellon Capital JNL 5 Fund - Class I	—	12,907	1,138	—	39	832	12,640	3.3
JNL/Mellon Capital S&P 24 Fund - Class A	13,007	205	13,310	180	(2,165)	2,263	—	—
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I	—	12,669	1,065	—	48	923	12,575	3.3
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	13,048	1,075	14,057	979	1,405	(1,471)	—	—
JNL/Neuberger Berman Strategic Income Fund - Class I	—	19,106	229	—	—	171	19,048	5.0
JNL/Neuberger Berman Strategic Income Fund - Class A	20,031	547	21,155	541	264	313	—	—
JNL/PIMCO Real Return Fund - Class A	20,028	56	20,567	—	(794)	1,277	—	—
JNL/PIMCO Real Return Fund - Class I	—	19,081	218	—	1	133	18,997	5.0
JNL/S&P Competitive Advantage Fund - Class A	12,941	530	13,845	277	(1,343)	1,717	—	—
JNL/S&P Competitive Advantage Fund - Class I	—	12,879	1,902	—	123	1,550	12,650	3.3
JNL/S&P Dividend Income & Growth Fund - Class I	—	12,757	984	—	34	792	12,599	3.3
JNL/S&P Dividend Income & Growth Fund - Class A	13,067	1,235	13,852	1,090	64	(514)	—	—
JNL/S&P Intrinsic Value Fund - Class A	12,924	602	14,225	328	(946)	1,645	—	—
JNL/S&P Intrinsic Value Fund - Class I	—	12,792	1,392	—	75	1,163	12,638	3.3
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	8,666	416	10,137	411	1,142	(87)	—	—
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	—	8,493	556	—	16	409	8,362	2.2
	398,404	407,753	456,917	10,128	5,684	25,631	380,555	100.0
JNL/MMRS Growth Fund
JNL Multi-Manager Small Cap Growth Fund - Class I	—	3,045	172	—	7	204	3,084	6.2
JNL Multi-Manager Small Cap Growth Fund - Class A	2,905	126	3,529	—	353	145	—	—
JNL/Franklin Templeton Mutual Shares Fund - Class I	—	2,463	41	—	—	62	2,484	5.0
JNL/Franklin Templeton Mutual Shares Fund - Class A	2,337	349	2,702	107	35	(19)	—	—
JNL/Invesco International Growth Fund - Class I	—	6,209	183	—	2	201	6,229	12.5
JNL/Invesco International Growth Fund - Class A	5,883	434	7,233	102	699	217	—	—
JNL/Invesco Small Cap Growth Fund - Class A	2,903	211	3,459	78	403	(58)	—	—
JNL/Invesco Small Cap Growth Fund - Class I	—	3,021	166	—	6	226	3,087	6.2
JNL/Mellon Capital Consumer Discretionary Sector Fund - Class I	—	2,378	129	—	5	222	2,476	5.0
JNL/Mellon Capital Consumer Discretionary Sector Fund - Class A	2,312	366	2,769	157	72	19	—	—
JNL/Mellon Capital Emerging Markets Index Fund - Class A	5,850	481	7,788	50	1,411	46	—	—
JNL/Mellon Capital Emerging Markets Index Fund - Class I	—	6,187	252	—	6	306	6,247	12.6
JNL/Mellon Capital Healthcare Sector Fund - Class I	—	3,714	80	—	1	67	3,702	7.5
JNL/Mellon Capital Healthcare Sector Fund - Class A	3,502	534	4,442	247	66	340	—	—

See accompanying Notes to Financial Statements.

48

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Mellon Capital JNL 5 Fund - Class I	—	2,424	104	—	3	162	2,485	5.0
JNL/Mellon Capital JNL 5 Fund - Class A	—	2,472	2,586	48	114	—	—	—
JNL/Mellon Capital S&P 24 Fund - Class A	2,329	108	2,454	33	(54)	71	—	—
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	3,498	579	4,051	270	172	(198)	—	—
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I	—	3,619	179	—	7	267	3,714	7.5
JNL/S&P Competitive Advantage Fund - Class A	4,030	567	4,712	88	(60)	175	—	—
JNL/S&P Competitive Advantage Fund - Class I	—	4,222	409	—	24	532	4,369	8.8
JNL/S&P Dividend Income & Growth Fund - Class A	4,670	926	5,425	396	(235)	64	—	—
JNL/S&P Dividend Income & Growth Fund - Class I	—	4,873	224	—	6	309	4,964	10.0
JNL/S&P Intrinsic Value Fund - Class A	4,014	561	4,787	106	193	19	—	—
JNL/S&P Intrinsic Value Fund - Class I	—	4,301	343	—	12	404	4,374	8.8
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	—	2,449	97	—	3	117	2,472	5.0
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	2,324	245	2,851	112	283	(1)	—	—
	46,557	56,864	61,167	1,794	3,534	3,899	49,687	100.0
JNL/MMRS Moderate Fund
JNL Multi-Manager Small Cap Growth Fund - Class I	—	9,048	564	—	23	620	9,127	4.7
JNL Multi-Manager Small Cap Growth Fund - Class A	8,966	243	10,755	—	1,286	260	—	—
JNL/DoubleLine Core Fixed Income Fund - Class I	—	8,773	5	—	—	25	8,793	4.6
JNL/DoubleLine Core Fixed Income Fund - Class A	8,877	355	9,642	29	243	167	—	—
JNL/Franklin Templeton Mutual Shares Fund - Class I	—	6,769	58	—	1	176	6,888	3.6
JNL/Franklin Templeton Mutual Shares Fund - Class A	6,761	593	7,403	312	158	(109)	—	—
JNL/Goldman Sachs Core Plus Bond Fund - Class A	10,346	626	11,089	203	(349)	466	—	—
JNL/Goldman Sachs Core Plus Bond Fund - Class I	—	10,265	1	—	—	(8)	10,256	5.3
JNL/Invesco International Growth Fund - Class I	—	22,426	304	—	4	753	22,879	11.9
JNL/Invesco International Growth Fund - Class A	22,710	548	26,809	395	2,284	1,267	—	—
JNL/Invesco Small Cap Growth Fund - Class A	8,964	395	10,430	240	1,510	(439)	—	—
JNL/Invesco Small Cap Growth Fund - Class I	—	9,037	606	—	25	683	9,139	4.8
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	—	11,704	8	—	—	—	11,696	6.1
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	11,803	788	12,589	299	(578)	576	—	—
JNL/Mellon Capital Bond Index Fund - Class A	11,807	708	12,629	222	(324)	438	—	—
JNL/Mellon Capital Bond Index Fund - Class I	—	11,705	8	—	—	20	11,717	6.1
JNL/Mellon Capital Consumer Discretionary Sector Fund - Class I	—	6,698	385	—	21	627	6,961	3.6
JNL/Mellon Capital Consumer Discretionary Sector Fund - Class A	6,710	665	7,644	455	292	(23)	—	—
JNL/Mellon Capital Emerging Markets Index Fund - Class I	—	11,202	263	—	7	573	11,519	6.0
JNL/Mellon Capital Emerging Markets Index Fund - Class A	11,161	307	14,289	97	2,758	63	—	—
JNL/Mellon Capital Healthcare Sector Fund - Class I	—	8,945	59	—	1	166	9,053	4.7
JNL/Mellon Capital Healthcare Sector Fund - Class A	8,987	910	10,942	635	114	931	—	—
JNL/Mellon Capital JNL 5 Fund - Class A	—	6,870	7,205	140	335	—	—	—
JNL/Mellon Capital JNL 5 Fund - Class I	—	6,836	346	—	10	457	6,957	3.6
JNL/Mellon Capital S&P 24 Fund - Class A	6,741	315	7,101	95	(153)	198	—	—
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class I	—	11,270	679	—	26	841	11,458	6.0
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	11,240	1,338	12,501	872	860	(937)	—	—
JNL/Neuberger Berman Strategic Income Fund - Class I	—	5,850	6	—	—	53	5,897	3.1
JNL/Neuberger Berman Strategic Income Fund - Class A	5,922	333	6,424	164	—	169	—	—
JNL/PIMCO Real Return Fund - Class A	5,920	233	6,297	—	(234)	378	—	—
JNL/PIMCO Real Return Fund - Class I	—	5,848	9	—	—	41	5,880	3.1
JNL/S&P Competitive Advantage Fund - Class A	11,145	789	12,251	243	(191)	508	—	—
JNL/S&P Competitive Advantage Fund - Class I	—	11,300	1,064	—	70	1,439	11,745	6.1
JNL/S&P Dividend Income & Growth Fund - Class I	—	13,492	499	—	17	873	13,883	7.2
JNL/S&P Dividend Income & Growth Fund - Class A	13,545	1,661	14,722	1,149	(579)	95	—	—
JNL/S&P Intrinsic Value Fund - Class A	11,120	814	12,531	292	660	(63)	—	—
JNL/S&P Intrinsic Value Fund - Class I	—	11,241	618	—	37	1,078	11,738	6.1
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	6,737	396	7,952	325	959	(140)	—	—
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	—	6,728	218	—	6	335	6,851	3.6
	189,462	208,024	226,905	6,167	9,299	12,557	192,437	100.0
JNL/S&P 4 Fund
JNL/S&P Competitive Advantage Fund - Class A	1,773,239	47,055	1,869,584	37,149	(96,818)	146,108	—	—
JNL/S&P Competitive Advantage Fund - Class I	—	1,720,782	157,380	—	7,686	219,467	1,790,555	25.1
JNL/S&P Dividend Income & Growth Fund - Class A	1,807,676	157,297	1,903,538	146,811	55,702	(117,137)	—	—
JNL/S&P Dividend Income & Growth Fund - Class I	—	1,715,506	64,331	—	961	110,940	1,763,076	24.7
JNL/S&P Intrinsic Value Fund - Class A	1,768,153	48,660	1,911,248	44,776	(96,025)	190,460	—	—
JNL/S&P Intrinsic Value Fund - Class I	—	1,717,181	98,073	—	4,486	164,036	1,787,630	25.1
JNL/S&P Total Yield Fund - Class A	1,773,867	114,809	1,866,235	80,065	(48,126)	25,685	—	—
JNL/S&P Total Yield Fund - Class I	—	1,718,240	62,214	—	2,163	128,036	1,786,225	25.1
	7,122,935	7,239,530	7,932,603	308,801	(169,971)	867,595	7,127,486	100.0
JNL/S&P Managed Conservative Fund

See accompanying Notes to Financial Statements.

49

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Multi-Manager Alternative Fund - Class A	47,573	780	50,531	250	612	1,566	—	—
JNL Multi-Manager Alternative Fund - Class I	—	46,324	1,100	—	5	493	45,722	3.1
JNL Multi-Manager Mid Cap Fund - Class A	15,699	694	17,748	52	2,321	(966)	—	—
JNL Multi-Manager Mid Cap Fund - Class I	—	15,489	780	—	28	938	15,675	1.1
JNL Multi-Manager Small Cap Growth Fund - Class A	15,645	655	19,008	—	1,454	1,254	—	—
JNL Multi-Manager Small Cap Growth Fund - Class I	—	15,594	1,049	—	50	1,065	15,660	1.1
JNL Multi-Manager Small Cap Value Fund - Class I	—	15,661	988	—	41	916	15,630	1.1
JNL Multi-Manager Small Cap Value Fund - Class A	15,681	2,066	17,683	808	1,930	(1,994)	—	—
JNL/Causeway International Value Select Fund - Class I	—	15,577	747	—	20	846	15,696	1.1
JNL/Causeway International Value Select Fund - Class A	15,843	445	19,221	155	2,907	26	—	—
JNL/ClearBridge Large Cap Growth Fund - Class I	—	10,185	—	—	—	859	11,044	0.7
JNL/Crescent High Income Fund - Class I	—	61,651	8,172	—	17	248	53,744	3.6
JNL/Crescent High Income Fund - Class A	63,515	2,305	67,094	1,448	4,199	(2,925)	—	—
JNL/DFA U.S. Core Equity Fund - Class I	—	30,995	1,895	—	90	2,392	31,582	2.1
JNL/DFA U.S. Core Equity Fund - Class A	31,328	1,762	35,594	840	10,124	(7,620)	—	—
JNL/DoubleLine Core Fixed Income Fund - Class I	—	61,661	303	—	—	177	61,535	4.2
JNL/DoubleLine Core Fixed Income Fund - Class A	95,770	1,241	100,305	207	(1,992)	5,286	—	—
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	—	15,371	275	—	—	—	15,096	1.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	15,900	310	17,140	198	1,671	(741)	—	—
JNL/DoubleLine Total Return Fund - Class A	143,481	5,764	150,936	3,644	6,175	(4,484)	—	—
JNL/DoubleLine Total Return Fund - Class I	—	138,011	2,281	—	3	376	136,109	9.2
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	110,455	3,065	119,447	—	(7,171)	13,098	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	—	108,290	1,706	—	(13)	(1,843)	104,728	7.1
JNL/Goldman Sachs Core Plus Bond Fund - Class I	—	46,012	642	—	(2)	(38)	45,330	3.1
JNL/Goldman Sachs Core Plus Bond Fund - Class A	47,831	1,626	50,015	923	(3,287)	3,845	—	—
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I	—	15,436	112	—	(1)	(39)	15,284	1.0
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	15,596	129	17,976	—	1,576	675	—	—
JNL/Invesco Diversified Dividend Fund - Class I	—	10,195	—	—	—	345	10,540	0.7
JNL/Invesco Global Real Estate Fund - Class A	16,007	1,614	17,742	773	(113)	234	—	—
JNL/Invesco Global Real Estate Fund - Class I	—	15,220	417	—	12	656	15,471	1.0
JNL/Invesco International Growth Fund - Class A	15,930	441	18,853	272	3,749	(1,267)	—	—
JNL/Invesco International Growth Fund - Class I	—	15,425	492	—	8	510	15,451	1.0
JNL/Invesco Mid Cap Value Fund - Class I	—	10,469	8,157	—	255	200	2,767	0.2
JNL/Invesco Mid Cap Value Fund - Class A	15,710	1,532	17,376	192	807	(673)	—	—
JNL/JPMorgan MidCap Growth Fund - Class I	—	30,942	1,713	—	72	1,993	31,294	2.1
JNL/JPMorgan MidCap Growth Fund - Class A	31,214	1,196	38,006	469	2,816	2,780	—	—
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	—	122,671	1,803	—	(2)	—	120,866	8.2
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	143,434	5,547	149,093	3,175	(8,712)	8,824	—	—
JNL/MFS Mid Cap Value Fund - Class A	—	5,000	5,000	—	—	—	—	—
JNL/MFS Mid Cap Value Fund - Class I	—	5,390	—	—	—	317	5,707	0.4
JNL/PIMCO Income Fund - Class I	—	46,177	—	—	—	155	46,332	3.1
JNL/PIMCO Real Return Fund - Class A	63,822	49,188	115,226	—	(16,493)	18,709	—	—
JNL/PIMCO Real Return Fund - Class I	—	107,432	13,094	—	(15)	661	94,984	6.4
JNL/PPM America Floating Rate Income Fund - Class A	31,785	1,486	32,915	988	954	(1,310)	—	—
JNL/PPM America Floating Rate Income Fund - Class I	—	30,794	725	—	5	288	30,362	2.0
JNL/PPM America High Yield Bond Fund - Class A	79,515	5,638	85,189	4,413	693	(657)	—	—
JNL/PPM America High Yield Bond Fund - Class I	—	77,101	2,026	—	18	1,254	76,347	5.2
JNL/PPM America Low Duration Bond Fund - Class A	111,294	1,780	114,373	11	979	320	—	—
JNL/PPM America Low Duration Bond Fund - Class I	—	107,534	16,875	—	16	—	90,675	6.1
JNL/PPM America Total Return Fund - Class A	111,533	3,684	116,674	2,384	5,396	(3,939)	—	—
JNL/PPM America Total Return Fund - Class I	—	107,585	2,148	—	8	800	106,245	7.2
JNL/Scout Unconstrained Bond Fund - Class A	95,418	2,803	98,624	1,345	1,300	(897)	—	—
JNL/Scout Unconstrained Bond Fund - Class I	—	77,091	12,791	—	(6)	(65)	64,229	4.3
JNL/T. Rowe Price Established Growth Fund - Class I	—	35,984	5,792	—	223	1,945	32,360	2.2
JNL/T. Rowe Price Established Growth Fund - Class A	46,958	2,771	58,164	2,363	14,921	(6,486)	—	—
JNL/T. Rowe Price Short-Term Bond Fund - Class I	—	107,593	16,875	—	15	—	90,733	6.1
JNL/T. Rowe Price Short-Term Bond Fund - Class A	111,216	3,249	114,275	1,541	(3,263)	3,073	—	—
JNL/T. Rowe Price Value Fund - Class I	—	46,272	2,514	—	111	2,987	46,856	3.2
JNL/T. Rowe Price Value Fund - Class A	47,116	4,100	53,601	2,646	638	1,747	—	—
JNL/WCM Focused International Equity Fund - Class I	—	15,403	577	—	15	710	15,551	1.0
JNL/WCM Focused International Equity Fund - Class A	15,866	127	19,545	58	4,673	(1,121)	—	—
JNL/WMC Value Fund - Class I	—	5,542	3,090	—	58	170	2,680	0.2
JNL/WMC Value Fund - Class A	15,696	1,772	17,557	1,132	1,644	(1,555)	—	—
	1,586,831	1,683,847	1,864,050	30,287	31,539	44,118	1,482,285	100.0

See accompanying Notes to Financial Statements.

50

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/S&P Managed Moderate Fund
JNL Multi-Manager Alternative Fund - Class I	—	101,315	716	—	2	1,097	101,698	3.1
JNL Multi-Manager Alternative Fund - Class A	96,927	697	102,255	547	1,996	2,635	—	—
JNL Multi-Manager Mid Cap Fund - Class I	—	42,583	2,523	—	102	2,557	42,719	1.3
JNL Multi-Manager Mid Cap Fund - Class A	34,422	4,967	42,583	142	5,256	(2,062)	—	—
JNL Multi-Manager Small Cap Growth Fund - Class I	—	35,392	1,443	—	67	2,481	36,497	1.1
JNL Multi-Manager Small Cap Growth Fund - Class A	34,504	—	40,534	—	474	5,556	—	—
JNL Multi-Manager Small Cap Value Fund - Class I	—	69,097	2,025	—	83	4,182	71,337	2.2
JNL Multi-Manager Small Cap Value Fund - Class A	74,954	3,582	78,125	3,580	10,860	(11,271)	—	—
JNL/BlackRock Large Cap Select Growth Fund - Class A	33,071	568	40,569	568	7,743	(813)	—	—
JNL/BlackRock Large Cap Select Growth Fund - Class I	—	35,083	1,351	—	68	2,694	36,494	1.1
JNL/Causeway International Value Select Fund - Class I	—	35,059	1,006	—	25	1,941	36,019	1.1
JNL/Causeway International Value Select Fund - Class A	30,130	398	36,645	350	4,544	1,573	—	—
JNL/ClearBridge Large Cap Growth Fund - Class I	—	40,065	—	—	—	3,404	43,469	1.3
JNL/Crescent High Income Fund - Class A	91,562	8,703	102,061	2,396	5,699	(3,903)	—	—
JNL/Crescent High Income Fund - Class I	—	102,061	591	—	1	472	101,943	3.1
JNL/DFA U.S. Core Equity Fund - Class I	—	34,696	1,146	—	53	2,754	36,357	1.1
JNL/DFA U.S. Core Equity Fund - Class A	36,091	945	39,845	945	6,260	(3,451)	—	—
JNL/DoubleLine Core Fixed Income Fund - Class A	133,877	238	138,380	238	(2,662)	6,927	—	—
JNL/DoubleLine Core Fixed Income Fund - Class I	—	70,236	663	—	(1)	200	69,772	2.1
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	—	34,005	292	—	—	—	33,713	1.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	34,201	441	36,673	441	3,628	(1,597)	—	—
JNL/DoubleLine Total Return Fund - Class I	—	234,620	801	—	1	649	234,469	7.1
JNL/DoubleLine Total Return Fund - Class A	228,644	6,437	237,703	6,218	13,259	(10,637)	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	237,149	—	249,924	—	(10,426)	23,201	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	—	237,298	1,036	—	(6)	(4,085)	232,171	7.0
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	32,074	—	36,949	—	(4,716)	9,591	—	—
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I	—	34,756	276	—	(5)	(89)	34,386	1.0
JNL/Invesco Diversified Dividend Fund - Class I	—	100,000	743	—	17	3,375	102,649	3.1
JNL/Invesco Global Real Estate Fund - Class I	—	33,505	372	—	10	1,469	34,612	1.0
JNL/Invesco Global Real Estate Fund - Class A	32,971	1,723	34,836	1,714	(366)	508	—	—
JNL/Invesco International Growth Fund - Class I	—	69,541	1,490	—	20	2,321	70,392	2.1
JNL/Invesco International Growth Fund - Class A	61,953	1,288	73,742	1,236	13,764	(3,263)	—	—
JNL/Invesco Mid Cap Value Fund - Class A	35,648	420	36,310	416	772	(530)	—	—
JNL/Invesco Mid Cap Value Fund - Class I	—	18,666	7,221	—	272	915	12,632	0.4
JNL/Invesco Small Cap Growth Fund - Class I	—	35,264	1,421	—	70	2,741	36,654	1.1
JNL/Invesco Small Cap Growth Fund - Class A	34,862	942	39,971	942	12,590	(8,423)	—	—
JNL/JPMorgan MidCap Growth Fund - Class I	—	105,728	27,703	—	755	5,358	84,138	2.5
JNL/JPMorgan MidCap Growth Fund - Class A	98,057	1,616	118,057	1,616	16,305	2,079	—	—
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	—	166,238	57	—	—	—	166,181	5.0
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	162,028	4,743	166,652	4,317	(7,289)	7,170	—	—
JNL/Lazard Emerging Markets Fund - Class A	34,474	432	41,607	432	(1,291)	7,992	—	—
JNL/Lazard Emerging Markets Fund - Class I	—	35,349	972	—	15	1,825	36,217	1.1
JNL/MFS Mid Cap Value Fund - Class I	—	16,634	—	—	—	997	17,631	0.5
JNL/MFS Mid Cap Value Fund - Class A	19,567	15,050	35,247	23	2,465	(1,835)	—	—
JNL/Oppenheimer Global Growth Fund - Class I	—	35,523	1,481	—	68	2,772	36,882	1.1
JNL/Oppenheimer Global Growth Fund - Class A	33,587	265	41,790	265	14,872	(6,934)	—	—
JNL/PIMCO Income Fund - Class I	—	80,164	—	—	—	291	80,455	2.4
JNL/PIMCO Real Return Fund - Class A	131,271	65,353	200,822	—	(31,006)	35,204	—	—
JNL/PIMCO Real Return Fund - Class I	—	199,923	12,562	—	(3)	1,313	188,671	5.7
JNL/PPM America High Yield Bond Fund - Class A	141,553	7,795	149,428	7,795	(8,800)	8,880	—	—
JNL/PPM America High Yield Bond Fund - Class I	—	135,816	1,445	—	11	2,243	136,625	4.1
JNL/PPM America Low Duration Bond Fund - Class I	—	189,003	20,708	—	20	(1)	168,314	5.1
JNL/PPM America Low Duration Bond Fund - Class A	184,538	2,239	189,003	20	1,690	536	—	—
JNL/PPM America Total Return Fund - Class I	—	167,765	781	—	3	1,266	168,253	5.1
JNL/PPM America Total Return Fund - Class A	164,601	3,757	170,495	3,725	5,160	(3,023)	—	—
JNL/Scout Unconstrained Bond Fund - Class A	152,467	4,299	157,370	2,298	1,126	(522)	—	—
JNL/Scout Unconstrained Bond Fund - Class I	—	127,370	10,243	—	(8)	(117)	117,002	3.5
JNL/T. Rowe Price Established Growth Fund - Class A	303,245	16,278	374,667	16,278	126,184	(71,040)	—	—
JNL/T. Rowe Price Established Growth Fund - Class I	—	274,655	7,913	—	363	17,079	284,184	8.6
JNL/T. Rowe Price Short-Term Bond Fund - Class A	173,234	2,398	175,334	2,398	(5,169)	4,871	—	—
JNL/T. Rowe Price Short-Term Bond Fund - Class I	—	167,215	31,135	—	30	—	136,110	4.1
JNL/T. Rowe Price Value Fund - Class I	—	225,654	13,371	—	533	14,487	227,303	6.9
JNL/T. Rowe Price Value Fund - Class A	279,761	15,841	309,465	15,841	36,647	(22,784)	—	—

See accompanying Notes to Financial Statements.

51

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/WCM Focused International Equity Fund - Class A	29,096	261	36,692	131	9,263	(1,928)	—	—
JNL/WCM Focused International Equity Fund - Class I	—	49,813	—	—	—	2,080	51,893	1.6
JNL/WMC Value Fund - Class A	106,341	7,526	114,391	7,526	17,874	(17,350)	—	—
JNL/WMC Value Fund - Class I	—	53,223	8,122	—	254	3,063	48,418	1.5
	3,276,860	3,572,517	3,809,734	82,398	249,526	27,091	3,316,260	100.0
JNL/S&P Managed Moderate Growth Fund
JNL Multi-Manager Alternative Fund - Class I	—	189,562	481	—	1	2,061	191,143	3.0
JNL Multi-Manager Alternative Fund - Class A	184,312	1,023	194,024	1,022	5,131	3,558	—	—
JNL Multi-Manager Mid Cap Fund - Class I	—	127,086	1,486	—	50	8,002	133,652	2.1
JNL Multi-Manager Mid Cap Fund - Class A	121,064	424	132,109	424	18,222	(7,601)	—	—
JNL Multi-Manager Small Cap Growth Fund - Class A	80,741	—	93,340	—	1,774	10,825	—	—
JNL Multi-Manager Small Cap Growth Fund - Class I	—	68,730	2,516	—	112	4,837	71,163	1.1
JNL Multi-Manager Small Cap Value Fund - Class I	—	134,548	3,834	—	142	8,151	139,007	2.2
JNL Multi-Manager Small Cap Value Fund - Class A	194,563	6,952	201,464	6,952	12,509	(12,560)	—	—
JNL/BlackRock Large Cap Select Growth Fund - Class A	305,455	5,305	374,851	5,305	70,179	(6,088)	—	—
JNL/BlackRock Large Cap Select Growth Fund - Class I	—	309,341	37,379	—	1,693	21,808	295,463	4.6
JNL/Causeway International Value Select Fund - Class I	—	95,507	—	—	—	5,438	100,945	1.6
JNL/Causeway International Value Select Fund - Class A	76,208	3,544	95,439	938	14,019	1,668	—	—
JNL/ClearBridge Large Cap Growth Fund - Class I	—	100,208	—	—	—	8,508	108,716	1.7
JNL/Crescent High Income Fund - Class A	133,089	6,939	142,661	3,316	8,785	(6,152)	—	—
JNL/Crescent High Income Fund - Class I	—	142,661	2,967	—	5	649	140,348	2.2
JNL/DoubleLine Core Fixed Income Fund - Class I	—	63,016	14	—	—	181	63,183	1.0
JNL/DoubleLine Core Fixed Income Fund - Class A	175,078	224	179,511	212	(4,958)	9,167	—	—
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	39,655	20,861	63,778	814	5,041	(1,779)	—	—
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	—	62,946	62	—	—	—	62,884	1.0
JNL/DoubleLine Total Return Fund - Class A	175,556	5,200	182,719	4,833	10,259	(8,296)	—	—
JNL/DoubleLine Total Return Fund - Class I	—	182,734	—	—	—	507	183,241	2.9
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	—	314,747	81	—	—	(5,440)	309,226	4.8
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	309,863	30	326,679	—	(14,200)	30,986	—	—
JNL/Goldman Sachs Core Plus Bond Fund - Class I	—	53,541	—	—	—	(45)	53,496	0.8
JNL/Goldman Sachs Core Plus Bond Fund - Class A	51,882	1,077	53,541	1,077	(2,810)	3,392	—	—
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	58,858	2	67,852	—	(6,224)	15,216	—	—
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I	—	64,932	188	—	(3)	(166)	64,575	1.0
JNL/GQG Emerging Markets Equity Fund - Class I	—	20,104	—	—	—	1,042	21,146	0.3
JNL/Invesco Diversified Dividend Fund - Class I	—	115,335	—	—	—	3,920	119,255	1.9
JNL/Invesco Global Real Estate Fund - Class A	121,379	6,365	128,205	6,365	(563)	1,024	—	—
JNL/Invesco Global Real Estate Fund - Class I	—	124,639	531	—	15	5,503	129,626	2.0
JNL/Invesco International Growth Fund - Class A	122,517	2,325	145,044	2,325	10,265	9,937	—	—
JNL/Invesco International Growth Fund - Class I	—	131,542	2,126	—	28	4,414	133,858	2.1
JNL/Invesco Mid Cap Value Fund - Class A	67,144	794	68,408	775	1,321	(851)	—	—
JNL/Invesco Mid Cap Value Fund - Class I	—	42,537	12,115	—	435	2,408	33,265	0.5
JNL/Invesco Small Cap Growth Fund - Class I	—	67,627	2,233	—	105	5,293	70,792	1.1
JNL/Invesco Small Cap Growth Fund - Class A	94,835	1,849	106,009	1,796	26,817	(17,492)	—	—
JNL/JPMorgan MidCap Growth Fund - Class I	—	219,126	21,614	—	903	13,496	211,911	3.3
JNL/JPMorgan MidCap Growth Fund - Class A	178,218	6,319	219,283	3,310	35,224	(478)	—	—
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	—	176,950	—	—	—	—	176,950	2.8
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	171,688	5,374	176,920	4,585	(7,108)	6,966	—	—
JNL/Lazard Emerging Markets Fund - Class A	67,980	814	81,685	814	(2,383)	15,274	—	—
JNL/Lazard Emerging Markets Fund - Class I	—	67,101	1,459	—	23	3,485	69,150	1.1
JNL/MFS Mid Cap Value Fund - Class I	—	26,449	—	—	—	1,583	28,032	0.4
JNL/MFS Mid Cap Value Fund - Class A	49,807	20,081	71,595	81	633	1,074	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	—	111,197	13,619	—	134	6,264	103,976	1.6
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	100,480	250	133,755	89	26,858	6,167	—	—
JNL/Oppenheimer Global Growth Fund - Class A	154,286	1,629	194,649	1,422	53,296	(14,562)	—	—
JNL/Oppenheimer Global Growth Fund - Class I	—	192,574	3,634	—	177	15,372	204,489	3.2
JNL/PIMCO Income Fund - Class I	—	50,340	—	—	—	400	50,740	0.8
JNL/PIMCO Real Return Fund - Class I	—	244,267	15,362	—	—	1,604	230,509	3.6
JNL/PIMCO Real Return Fund - Class A	119,676	120,319	244,695	—	(23,232)	27,932	—	—
JNL/PPM America High Yield Bond Fund - Class I	—	190,462	932	—	7	3,163	192,700	3.0
JNL/PPM America High Yield Bond Fund - Class A	199,009	10,905	210,037	10,905	(9,093)	9,216	—	—
JNL/PPM America Low Duration Bond Fund - Class I	—	243,512	1	—	—	—	243,511	3.8
JNL/PPM America Low Duration Bond Fund - Class A	240,246	402	243,531	25	2,077	806	—	—

See accompanying Notes to Financial Statements.

52

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/PPM America Mid Cap Value Fund - Class A	27,889	1,196	29,071	1,196	5,410	(5,424)	—	—
JNL/PPM America Mid Cap Value Fund - Class I	—	29,071	—	—	—	2,291	31,362	0.5
JNL/PPM America Total Return Fund - Class A	181,379	4,184	187,891	4,140	5,322	(2,994)	—	—
JNL/PPM America Total Return Fund - Class I	—	186,701	6	—	—	1,416	188,111	2.9
JNL/Scout Unconstrained Bond Fund - Class I	—	176,575	13,950	—	(12)	(164)	162,449	2.5
JNL/Scout Unconstrained Bond Fund - Class A	220,881	5,073	226,831	3,301	3,920	(3,043)	—	—
JNL/T. Rowe Price Established Growth Fund - Class I	—	775,203	15,562	—	712	48,617	808,970	12.7
JNL/T. Rowe Price Established Growth Fund - Class A	815,939	43,969	1,008,096	43,969	339,668	(191,480)	—	—
JNL/T. Rowe Price Short-Term Bond Fund - Class I	—	184,070	—	—	—	—	184,070	2.9
JNL/T. Rowe Price Short-Term Bond Fund - Class A	182,418	2,814	184,864	2,637	(4,706)	4,338	—	—
JNL/T. Rowe Price Value Fund - Class I	—	649,431	13,291	—	555	43,343	680,038	10.7
JNL/T. Rowe Price Value Fund - Class A	577,907	116,067	723,753	40,011	127,387	(97,608)	—	—
JNL/WCM Focused International Equity Fund - Class A	110,515	517	138,755	492	35,671	(7,948)	—	—
JNL/WCM Focused International Equity Fund - Class I	—	131,035	803	—	7	6,225	136,464	2.1
JNL/WMC Value Fund - Class A	340,583	23,474	365,956	23,475	58,385	(56,486)	—	—
JNL/WMC Value Fund - Class I	—	257,797	21,362	—	647	16,014	253,096	4.0
	6,051,100	6,749,505	7,184,609	176,606	808,632	(43,116)	6,381,512	100.0
JNL/S&P Managed Growth Fund
JNL Multi-Manager Alternative Fund - Class A	146,313	2,277	155,602	838	3,149	3,863	—	—
JNL Multi-Manager Alternative Fund - Class I	—	155,715	—	—	—	1,697	157,412	2.8
JNL Multi-Manager Mid Cap Fund - Class I	—	93,919	—	—	—	5,972	99,891	1.8
JNL Multi-Manager Mid Cap Fund - Class A	81,472	4,765	93,591	312	12,454	(5,100)	—	—
JNL Multi-Manager Small Cap Growth Fund - Class A	99,656	—	117,804	—	8,900	9,248	—	—
JNL Multi-Manager Small Cap Growth Fund - Class I	—	111,900	2,276	—	101	8,002	117,727	2.1
JNL Multi-Manager Small Cap Value Fund - Class A	165,503	6,072	171,459	6,072	2,890	(3,006)	—	—
JNL Multi-Manager Small Cap Value Fund - Class I	—	117,495	3,537	—	136	7,106	121,200	2.1
JNL/BlackRock Large Cap Select Growth Fund - Class I	—	507,737	38,109	—	1,624	37,554	508,806	9.0
JNL/BlackRock Large Cap Select Growth Fund - Class A	488,428	8,972	601,983	8,972	116,710	(12,127)	—	—
JNL/Causeway International Value Select Fund - Class A	99,200	1,120	120,074	1,120	17,228	2,526	—	—
JNL/Causeway International Value Select Fund - Class I	—	112,714	1,851	—	42	6,317	117,222	2.1
JNL/ClearBridge Large Cap Growth Fund - Class I	—	153,185	—	—	—	12,916	166,101	2.9
JNL/Crescent High Income Fund - Class I	—	93,528	—	—	—	433	93,961	1.7
JNL/Crescent High Income Fund - Class A	84,892	6,587	93,137	2,186	5,458	(3,800)	—	—
JNL/DoubleLine Core Fixed Income Fund - Class A	46,939	35	47,961	20	(370)	1,357	—	—
JNL/DoubleLine Core Fixed Income Fund - Class I	—	5,823	—	—	—	17	5,840	0.1
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	—	36,431	—	—	—	(1)	36,430	0.6
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	27,587	6,571	35,933	464	2,868	(1,093)	—	—
JNL/DoubleLine Total Return Fund - Class I	—	53,981	66	—	—	149	54,064	1.0
JNL/DoubleLine Total Return Fund - Class A	95,493	1,451	97,818	1,429	5,829	(4,955)	—	—
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	47,242	118	54,685	—	4,373	2,952	—	—
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I	—	54,367	12	—	—	(138)	54,217	1.0
JNL/GQG Emerging Markets Equity Fund - Class I	—	30,655	—	—	—	1,588	32,243	0.6
JNL/Invesco Diversified Dividend Fund - Class I	—	104,679	—	—	—	3,510	108,189	1.9
JNL/Invesco Global Real Estate Fund - Class I	—	101,017	—	—	—	4,477	105,494	1.9
JNL/Invesco Global Real Estate Fund - Class A	93,854	6,795	100,840	5,148	(328)	519	—	—
JNL/Invesco International Growth Fund - Class I	—	113,835	1,848	—	23	3,820	115,830	2.0
JNL/Invesco International Growth Fund - Class A	111,147	2,012	130,922	2,012	10,888	6,875	—	—
JNL/Invesco Mid Cap Value Fund - Class I	—	82,800	21,324	—	760	4,858	67,094	1.2
JNL/Invesco Mid Cap Value Fund - Class A	103,128	1,892	105,646	1,271	3,450	(2,824)	—	—
JNL/Invesco Small Cap Growth Fund - Class I	—	60,461	2,321	—	103	4,707	62,950	1.1
JNL/Invesco Small Cap Growth Fund - Class A	101,762	1,607	112,506	1,607	21,452	(12,315)	—	—
JNL/JPMorgan MidCap Growth Fund - Class I	—	240,057	72,103	—	1,945	11,556	181,455	3.2
JNL/JPMorgan MidCap Growth Fund - Class A	186,870	16,237	240,251	3,642	44,768	(7,624)	—	—
JNL/Lazard Emerging Markets Fund - Class A	144,002	2,025	175,467	2,025	1,615	27,825	—	—
JNL/Lazard Emerging Markets Fund - Class I	—	136,905	7,780	—	129	6,859	136,113	2.4
JNL/MFS Mid Cap Value Fund - Class I	—	20,931	—	—	—	1,236	22,167	0.4
JNL/MFS Mid Cap Value Fund - Class A	48,764	20,000	70,198	—	(601)	2,035	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	—	94,254	—	—	—	6,046	100,300	1.8
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	64,693	7,004	93,855	64	19,339	2,819	—	—
JNL/Oppenheimer Global Growth Fund - Class I	—	280,437	5,667	—	246	22,353	297,369	5.2
JNL/Oppenheimer Global Growth Fund - Class A	234,431	2,109	294,775	2,072	83,263	(25,028)	—	—
JNL/PIMCO Income Fund - Class I	—	61,317	—	—	—	483	61,800	1.1
JNL/PIMCO Real Return Fund - Class I	—	148,424	10,053	—	(4)	970	139,337	2.5
JNL/PIMCO Real Return Fund - Class A	37,953	108,087	148,525	—	(8,727)	11,212	—	—
JNL/PPM America High Yield Bond Fund - Class I	—	105,603	—	—	—	1,762	107,365	1.9
JNL/PPM America High Yield Bond Fund - Class A	101,163	6,300	107,259	6,042	(2,311)	2,107	—	—

See accompanying Notes to Financial Statements.

53

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/PPM America Low Duration Bond Fund - Class I	—	88,834	—	—	—	(1)	88,833	1.6
JNL/PPM America Low Duration Bond Fund - Class A	81,547	5,751	88,297	9	218	781	—	—
JNL/PPM America Mid Cap Value Fund - Class A	16,002	686	16,680	686	3,132	(3,140)	—	—
JNL/PPM America Mid Cap Value Fund - Class I	—	16,680	—	—	—	1,315	17,995	0.3
JNL/PPM America Total Return Fund - Class I	—	99,404	1	—	—	754	100,157	1.8
JNL/PPM America Total Return Fund - Class A	93,623	4,369	99,170	2,199	3,399	(2,221)	—	—
JNL/Scout Unconstrained Bond Fund - Class A	139,529	1,730	141,967	1,669	2,456	(1,748)	—	—
JNL/Scout Unconstrained Bond Fund - Class I	—	54,205	95	—	—	(54)	54,056	1.0
JNL/T. Rowe Price Established Growth Fund - Class I	—	743,635	4,957	—	239	47,247	786,164	13.8
JNL/T. Rowe Price Established Growth Fund - Class A	738,973	43,365	922,954	43,365	351,159	(210,543)	—	—
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	—	189,928	—	—	—	9,763	199,691	3.5
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	160,290	9,168	189,928	9,167	67,732	(47,262)	—	—
JNL/T. Rowe Price Short-Term Bond Fund - Class I	—	100,011	—	—	—	—	100,011	1.8
JNL/T. Rowe Price Short-Term Bond Fund - Class A	96,956	3,052	99,793	1,430	(2,413)	2,198	—	—
JNL/T. Rowe Price Value Fund - Class I	—	798,040	18,312	—	690	53,127	833,545	14.7
JNL/T. Rowe Price Value Fund - Class A	717,927	104,903	858,482	48,494	107,425	(71,773)	—	—
JNL/WCM Focused International Equity Fund - Class I	—	149,973	—	—	—	6,134	156,107	2.7
JNL/WCM Focused International Equity Fund - Class A	74,438	4,607	98,256	368	23,310	(4,099)	—	—
JNL/WMC Value Fund - Class A	320,678	23,650	345,408	23,650	43,543	(42,463)	—	—
JNL/WMC Value Fund - Class I	—	275,512	17,027	—	511	17,494	276,490	4.9
	5,050,455	6,007,709	6,238,565	176,333	958,803	(94,776)	5,683,626	100.0
JNL/S&P Managed Aggressive Growth Fund
JNL Multi-Manager Alternative Fund - Class A	52,470	5,613	60,717	327	1,058	1,576	—	—
JNL Multi-Manager Alternative Fund - Class I	—	60,823	—	—	—	662	61,485	2.8
JNL Multi-Manager Mid Cap Fund - Class I	—	40,409	25	—	1	2,572	42,957	1.9
JNL Multi-Manager Mid Cap Fund - Class A	29,962	7,478	40,405	135	4,743	(1,778)	—	—
JNL Multi-Manager Small Cap Growth Fund - Class I	—	41,423	403	—	15	2,993	44,028	2.0
JNL Multi-Manager Small Cap Growth Fund - Class A	35,367	164	42,092	—	2,670	3,891	—	—
JNL Multi-Manager Small Cap Value Fund - Class I	—	61,462	401	—	15	3,804	64,880	2.9
JNL Multi-Manager Small Cap Value Fund - Class A	76,658	4,836	81,293	3,171	2,148	(2,349)	—	—
JNL/BlackRock Large Cap Select Growth Fund - Class I	—	195,399	9,211	—	306	14,862	201,356	9.0
JNL/BlackRock Large Cap Select Growth Fund - Class A	190,124	3,808	235,137	3,623	45,804	(4,599)	—	—
JNL/Causeway International Value Select Fund - Class A	52,797	847	64,308	621	10,457	207	—	—
JNL/Causeway International Value Select Fund - Class I	—	62,466	397	—	7	3,536	65,612	2.9
JNL/ClearBridge Large Cap Growth Fund - Class I	—	100,010	150	—	9	8,489	108,358	4.9
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	15,449	3,642	20,127	260	1,514	(478)	—	—
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	—	20,174	—	—	—	—	20,174	0.9
JNL/DoubleLine Total Return Fund - Class A	17,079	2,798	20,051	531	(57)	231	—	—
JNL/DoubleLine Total Return Fund - Class I	—	20,101	—	—	—	56	20,157	0.9
JNL/Goldman Sachs Emerging Markets Debt Fund - Class I	—	674	—	—	—	(2)	672	—
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	583	—	674	—	131	(40)	—	—
JNL/GQG Emerging Markets Equity Fund - Class I	—	29,987	2,477	—	49	1,433	28,992	1.3
JNL/Invesco Diversified Dividend Fund - Class I	—	77,834	—	—	—	2,587	80,421	3.6
JNL/Invesco Global Real Estate Fund - Class I	—	39,861	—	—	—	1,766	41,627	1.9
JNL/Invesco Global Real Estate Fund - Class A	34,060	5,766	39,805	2,031	(621)	600	—	—
JNL/Invesco International Growth Fund - Class A	34,297	1,366	41,583	727	2,778	3,142	—	—
JNL/Invesco International Growth Fund - Class I	—	41,155	80	—	1	1,400	42,476	1.9
JNL/Invesco Mid Cap Value Fund - Class A	36,921	3,989	41,122	497	101	111	—	—
JNL/Invesco Mid Cap Value Fund - Class I	—	30,268	7,769	—	214	1,773	24,486	1.1
JNL/Invesco Small Cap Growth Fund - Class A	53,930	1,116	60,457	1,111	8,865	(3,454)	—	—
JNL/Invesco Small Cap Growth Fund - Class I	—	41,794	5,637	—	185	2,937	39,279	1.8
JNL/JPMorgan MidCap Growth Fund - Class A	82,867	4,906	104,314	1,570	8,532	8,009	—	—
JNL/JPMorgan MidCap Growth Fund - Class I	—	103,409	3,906	—	167	6,779	106,449	4.8
JNL/Lazard Emerging Markets Fund - Class I	—	43,081	—	—	—	2,264	45,345	2.0
JNL/Lazard Emerging Markets Fund - Class A	51,764	1,675	64,137	751	7,158	3,540	—	—
JNL/MFS Mid Cap Value Fund - Class A	5,252	10,000	15,387	—	782	(647)	—	—
JNL/MFS Mid Cap Value Fund - Class I	—	10,611	—	—	—	614	11,225	0.5
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	—	53,516	3,177	—	33	3,230	53,602	2.4
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	47,127	2,903	66,154	43	14,289	1,835	—	—
JNL/Oppenheimer Global Growth Fund - Class A	87,819	767	110,126	767	28,892	(7,352)	—	—
JNL/Oppenheimer Global Growth Fund - Class I	—	103,768	942	—	35	8,361	111,222	5.0
JNL/PIMCO Income Fund - Class I	—	10,629	—	—	—	82	10,711	0.5
JNL/PPM America High Yield Bond Fund - Class I	—	40,405	—	—	—	673	41,078	1.8
JNL/PPM America High Yield Bond Fund - Class A	35,643	4,946	40,401	2,308	(1,366)	1,178	—	—
JNL/PPM America Total Return Fund - Class A	17,209	2,649	20,066	445	(215)	423	—	—
JNL/PPM America Total Return Fund - Class I	—	20,112	—	—	—	152	20,264	0.9

See accompanying Notes to Financial Statements.

54

JNL Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Scout Unconstrained Bond Fund - Class I	—	9,984	1,876	—	—	(9)	8,099	0.4
JNL/Scout Unconstrained Bond Fund - Class A	17,258	2,686	19,997	292	144	(91)	—	—
JNL/T. Rowe Price Established Growth Fund - Class A	281,274	16,921	351,592	16,921	120,071	(66,674)	—	—
JNL/T. Rowe Price Established Growth Fund - Class I	—	261,608	—	—	—	16,604	278,212	12.5
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	84,666	4,842	100,320	4,842	34,053	(23,241)	—	—
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	—	100,320	—	—	—	5,157	105,477	4.7
JNL/T. Rowe Price Short-Term Bond Fund - Class I	—	40,070	—	—	—	—	40,070	1.8
JNL/T. Rowe Price Short-Term Bond Fund - Class A	34,486	5,590	39,958	572	(847)	729	—	—
JNL/T. Rowe Price Value Fund - Class A	270,728	62,728	346,910	19,734	27,963	(14,509)	—	—
JNL/T. Rowe Price Value Fund - Class I	—	296,642	—	—	—	20,125	316,767	14.2
JNL/WCM Focused International Equity Fund - Class I	—	63,693	158	—	2	2,980	66,517	3.0
JNL/WCM Focused International Equity Fund - Class A	50,073	1,412	64,298	233	15,850	(3,037)	—	—
JNL/WMC Value Fund - Class A	145,830	19,285	165,023	11,833	14,522	(14,614)	—	—
JNL/WMC Value Fund - Class I	—	137,928	14,622	—	335	8,352	131,993	5.9
	1,841,693	2,342,349	2,307,685	73,345	350,793	6,841	2,233,991	100.0

1Effective as of close of business on September 22, 2017, JNL Institutional Alt 35 Fund was acquired by JNL Institutional Alt 25 Fund, JNL Alt 65 Fund was acquired by JNL Institutional Alt 50 Fund, JNAM Guidance - Moderate Growth Fund was acquired by JNL Moderate Growth Allocation Fund, JNAM Guidance - Growth Fund was acquired by JNL Growth Allocation Fund, and JNAM Guidance - Maximum Growth Fund and JNAM Guidance - Equity 100 Fund were acquired by JNL Aggressive Growth Allocation Fund. The value of investments as of close of business on September 22, 2017 are included in purchases in the long term investments table of the respective acquiring Fund.

Short Term Investments in Affiliates

JNL/American Funds Balanced Fund invested in the JNL Government Money Market Fund which is managed by the Adviser. The JNL Government Money Market Fund is offered as a cash management tool to the Fund and its affiliates and is not available for direct purchase by members of the public. JNAM serves as the Adviser and Administrator for the JNL Government Money Market Fund. There was no realized or unrealized gain or loss relating to transactions in this investment during the year ended December 31, 2017.

	Beginning Amortized Cost/Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/Value($)	Percentage of Net Assets(%)
JNL/American Funds Balanced Fund[1]	21,496	327,865	349,361	30	-	-

1 Prior to April 24, 2017, JNL/American Funds Balanced Fund was a Sub-Advised Fund named JNL/Capital Guardian Global Balanced Fund.

See accompanying Notes to Financial Statements.

55

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/American Funds Balanced Fund(a)	JNL/American Funds Blue Chip Income and Growth Fund(a)	JNL/American Funds Global Bond Fund(a)	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth-Income Fund(a)	JNL/American Funds International Fund(a)	JNL/American Funds New World Fund(a)
Assets
Investments - unaffiliated, at value	$774,729	$—	$—	$—	$—	$—	$—
Investments - affiliated, at value	—	3,451,583	520,376	682,363	5,854,309	2,024,311	1,409,466
Receivable from:
Fund shares sold	1,453	2,263	285	397	3,868	1,294	1,199
Dividends and interest	124	—	—	—	—	—	—
Adviser	255	1,248	231	314	1,719	924	880
Total assets	776,561	3,455,094	520,892	683,074	5,859,896	2,026,529	1,411,545
Liabilities
Payable for:
Investment securities purchased	1,052	785	79	108	802	280	206
Fund shares redeemed	399	1,479	206	289	3,066	1,014	993
Advisory fees	341	1,636	264	371	2,714	1,219	1,099
Administrative fees	96	428	66	86	690	252	176
12b-1 fees (Class A)	50	227	34	45	385	132	92
Board of trustee fees	23	58	15	13	84	28	24
Chief compliance officer fees	1	4	1	1	6	2	1
Other expenses	1	5	1	—	8	3	2
Total liabilities	1,963	4,622	666	913	7,755	2,930	2,593
Net assets	$774,598	$3,450,472	$520,226	$682,161	$5,852,141	$2,023,599	$1,408,952
Net assets consist of:
Paid-in capital(b)	$685,936	$2,906,356	$533,403	$628,554	$5,228,006	$1,759,057	$1,239,920
Undistributed (excess of distributions
over) net investment income (loss)	6,685	—	3,152	751	—	17,291	7,358
Accumulated net realized gain (loss)	58,380	—	(10,466)	4,049	—	14,889	(10,895)
Net unrealized appreciation (depreciation) on
investments and foreign currency	23,597	544,116	(5,863)	48,807	624,135	232,362	172,569
Net assets	$774,598	$3,450,472	$520,226	$682,161	$5,852,141	$2,023,599	$1,408,952
Net assets - Class A	$773,584	$3,449,917	$519,871	$681,782	$5,850,613	$2,022,884	$1,408,340
Shares outstanding - Class A	66,918	155,941	48,310	47,644	263,140	135,622	107,050
Net asset value per share - Class A	$11.56	$22.12	$10.76	$14.31	$22.23	$14.92	$13.16
Net assets - Class I	$1,014	$555	$355	$379	$1,528	$715	$612
Shares outstanding - Class I	85	25	33	26	68	47	46
Net asset value per share - Class I	$11.92	$22.36	$10.85	$14.48	$22.47	$15.07	$13.28
Investments - unaffiliated, at cost	$751,134	$—	$—	$—	$—	$—	$—
Investments - affiliated, at cost	—	2,907,467	526,239	633,556	5,230,174	1,791,949	1,236,897

(a)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(b)	Represents partners' capital for funds structured as partnerships.

See accompanying Notes to Financial Statements.

56

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/Vanguard Capital Growth Fund(a)	JNL/Vanguard Equity Income Fund(a)	JNL/Vanguard International Fund(a)	JNL/Vanguard Small Company Growth Fund(a)	JNL Institutional Alt 25 Fund	JNL Institutional Alt 50 Fund	JNL/American Funds Moderate Growth Allocation Fund
Assets
Investments - unaffiliated, at value	$—	$29,469	$78,659	$55,919	$—	$—	$1,987,454
Investments - affiliated, at value	71,748	—	—	—	3,308,630	2,893,060	232,303
Receivable from:
Investment securities sold	—	—	—	2,653	921	1,300	244
Fund shares sold	2,784	322	1,805	204	124	294	740
Adviser	21	8	32	23	—	—	—
Total assets	74,553	29,799	80,496	58,799	3,309,675	2,894,654	2,220,741
Liabilities
Payable for:
Investment securities purchased	2,772	319	1,638	—	—	—	—
Fund shares redeemed	12	3	167	2,857	1,045	1,594	984
Advisory fees	28	10	39	28	300	267	349
Administrative fees	8	3	9	7	139	123	281
12b-1 fees (Class A)	4	2	5	4	217	190	146
Board of trustee fees	—	—	—	—	122	127	30
Chief compliance officer fees	—	—	—	—	3	4	2
Other expenses	—	—	—	—	6	6	3
Total liabilities	2,824	337	1,858	2,896	1,832	2,311	1,795
Net assets	$71,729	$29,462	$78,638	$55,903	$3,307,843	$2,892,343	$2,218,946
Net assets consist of:
Paid-in capital(b)	$69,125	$28,674	$77,375	$54,102	$3,190,821	$2,805,937	$2,093,797
Net unrealized appreciation (depreciation) on
investments and foreign currency	2,604	788	1,263	1,801	117,022	86,406	125,149
Net assets	$71,729	$29,462	$78,638	$55,903	$3,307,843	$2,892,343	$2,218,946
Net assets - Class A	$71,616	$29,181	$78,429	$55,805	$3,307,729	$2,892,228	$2,218,378
Shares outstanding - Class A	6,630	2,734	7,586	5,197	193,792	168,900	148,968
Net asset value per share - Class A	$10.80	$10.67	$10.34	$10.74	$17.07	$17.12	$14.89
Net assets - Class I	$113	$281	$209	$98	$114	$115	$568
Shares outstanding - Class I	10	26	20	9	7	7	38
Net asset value per share - Class I	$10.82	$10.69	$10.34	$10.75	$17.08	$17.15	$14.91
Investments - unaffiliated, at cost	$—	$28,681	$77,396	$54,118	$—	$—	$1,869,399
Investments - affiliated, at cost	69,144	—	—	—	3,191,608	2,806,654	225,209

(a)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(b)	Represents partners' capital for funds structured as partnerships.

See accompanying Notes to Financial Statements.

57

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/American Funds Growth Allocation Fund	JNL/DFA Growth Allocation Fund	JNL/DFA Moderate Growth Allocation Fund	JNL Moderate Growth Allocation Fund	JNL Growth Allocation Fund	JNL Aggressive Growth Allocation Fund	JNL/Franklin Templeton Founding Strategy Fund
Assets
Investments - unaffiliated, at value	$1,986,601	$80,305	$64,154	$—	$—	$—	$—
Investments - affiliated, at value	104,751	—	—	2,483,687	2,512,944	1,526,007	1,480,531
Receivable from:
Investment securities sold	—	—	—	539	—	—	225
Fund shares sold	1,709	489	313	590	1,174	1,566	338
Adviser	—	3	2	—	—	—	—
Other assets	—	—	—	2	1	1	—
Total assets	2,093,061	80,797	64,469	2,484,818	2,514,119	1,527,574	1,481,094
Liabilities
Payable for:
Investment securities purchased	1,358	481	309	—	7	335	—
Fund shares redeemed	351	7	4	1,129	1,167	1,231	564
Advisory fees	326	13	10	189	191	124	—
Administrative fees	261	10	8	105	106	64	63
12b-1 fees (Class A)	137	5	4	163	165	100	97
Board of trustee fees	25	—	—	80	57	37	67
Chief compliance officer fees	2	—	—	5	4	3	2
Other expenses	4	—	—	22	10	9	2
Total liabilities	2,464	516	335	1,693	1,707	1,903	795
Net assets	$2,090,597	$80,281	$64,134	$2,483,125	$2,512,412	$1,525,671	$1,480,299
Net assets consist of:
Paid-in capital(a)	$1,963,229	$78,020	$62,881	$2,403,231	$2,408,449	$1,455,749	$1,441,505
Accumulated net realized gain (loss)	—	20	13	—	—	—	—
Net unrealized appreciation (depreciation) on
investments and foreign currency	127,368	2,241	1,240	79,894	103,963	69,922	38,794
Net assets	$2,090,597	$80,281	$64,134	$2,483,125	$2,512,412	$1,525,671	$1,480,299
Net assets - Class A	$2,090,329	$80,204	$63,960	$2,483,124	$2,511,790	$1,525,405	$1,480,293
Shares outstanding - Class A	127,987	7,369	5,972	181,115	185,170	117,464	105,947
Net asset value per share - Class A	$16.33	$10.88	$10.71	$13.71	$13.56	$12.99	$13.97
Net assets - Class I	$268	$77	$174	$1	$622	$266	$6
Shares outstanding - Class I	16	7	16	—	46	20	—
Net asset value per share - Class I	$16.35	$10.88	$10.72	$13.72	$13.58	$13.00	$13.98
Investments - unaffiliated, at cost	$1,864,578	$78,064	$62,914	$—	$—	$—	$—
Investments - affiliated, at cost	99,406	—	—	2,403,793	2,408,981	1,456,085	1,441,737

(a)	Represents partners' capital for funds structured as partnerships.

See accompanying Notes to Financial Statements.

58

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund	JNL/MMRS Conservative Fund	JNL/MMRS Growth Fund	JNL/MMRS Moderate Fund	JNL/S&P 4 Fund	JNL/S&P Managed Conservative Fund
Assets
Investments - affiliated, at value	497,855	1,025,464	380,555	49,687	192,437	7,127,486	1,482,285
Receivable from:
Investment securities sold	16	—	96	111	—	2,262	821
Fund shares sold	45	837	20	—	149	2,887	254
Total assets	497,916	1,026,301	380,671	49,798	192,586	7,132,635	1,483,360
Liabilities
Payable for:
Investment securities purchased	—	44	—	—	67	—	—
Fund shares redeemed	61	793	117	111	82	5,149	1,075
Advisory fees	—	—	97	13	49	—	122
Administrative fees	21	43	16	2	8	284	63
12b-1 fees (Class A)	33	67	25	3	13	471	98
Board of trustee fees	17	28	22	1	6	186	67
Chief compliance officer fees	1	1	—	—	—	9	2
Other expenses	—	2	—	—	—	12	3
Total liabilities	133	978	277	130	225	6,111	1,430
Net assets	$497,783	$1,025,323	$380,394	$49,668	$192,361	$7,126,524	$1,481,930
Net assets consist of:
Paid-in capital(a)	$468,765	$972,945	$369,714	$46,589	$183,609	$6,504,045	$1,462,614
Net unrealized appreciation (depreciation) on
investments and foreign currency	29,018	52,378	10,680	3,079	8,752	622,479	19,316
Net assets	$497,783	$1,025,323	$380,394	$49,668	$192,361	$7,126,524	$1,481,930
Net assets - Class A	$497,782	$1,025,322	$380,393	$49,667	$192,360	$7,125,698	$1,481,929
Shares outstanding - Class A	35,998	70,117	32,200	4,050	16,187	349,152	110,414
Net asset value per share - Class A	$13.83	$14.62	$11.81	$12.26	$11.88	$20.41	$13.42
Net assets - Class I	$1	$1	$1	$1	$1	$826	$1
Shares outstanding - Class I	—	—	—	—	—	40	—
Net asset value per share - Class I	$13.84	$14.63	$11.83	$12.28	$11.90	$20.42	$13.44
Investments - affiliated, at cost	$468,837	$973,086	$369,875	$46,608	$183,685	$6,505,007	$1,462,969

(a)	Represents partners' capital for funds structured as partnerships.

See accompanying Notes to Financial Statements.

59

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/Vanguard Global Bond Market Index Fund	JNL/Vanguard International Stock Market Index Fund	JNL/Vanguard U.S. Stock Market Index Fund
Assets
Investments - unaffiliated, at value	$—	$—	$—	$—	$13,810	$118,496	$52,657
Investments - affiliated, at value	3,316,260	6,381,512	5,683,626	2,233,991	—	—	—
Receivable from:
Investment securities sold	553	1,427	1,440	326	—	—	—
Fund shares sold	229	734	1,368	790	211	505	630
Adviser	—	—	—	—	1	6	2
Total assets	3,317,042	6,383,673	5,686,434	2,235,107	14,022	119,007	53,289
Liabilities
Payable for:
Investment securities purchased	—	—	—	—	186	452	557
Fund shares redeemed	781	2,161	2,807	1,115	25	54	74
Advisory fees	246	434	392	172	2	18	7
Administrative fees	140	256	230	94	1	14	4
12b-1 fees (Class A)	218	420	374	147	1	7	3
Board of trustee fees	127	232	187	71	—	—	—
Chief compliance officer fees	4	8	7	3	—	—	—
Other expenses	6	12	10	4	—	—	—
Total liabilities	1,522	3,523	4,007	1,606	215	545	645
Net assets	$3,315,520	$6,380,150	$5,682,427	$2,233,501	$13,807	$118,462	$52,644
Net assets consist of:
Paid-in capital(a)	$3,233,786	$6,139,970	$5,392,399	$2,109,269	$13,879	$116,368	$51,925
Net unrealized appreciation (depreciation) on
investments and foreign currency	81,734	240,180	290,028	124,232	(72)	2,094	719
Net assets	$3,315,520	$6,380,150	$5,682,427	$2,233,501	$13,807	$118,462	$52,644
Net assets - Class A	$3,315,407	$6,379,304	$5,682,182	$2,233,446	$13,791	$118,273	$52,541
Shares outstanding - Class A	214,888	363,658	301,264	100,572	1,373	11,321	4,906
Net asset value per share - Class A	$15.43	$17.54	$18.86	$22.21	$10.05	$10.45	$10.71
Net assets - Class I	$113	$846	$245	$55	$16	$189	$103
Shares outstanding - Class I	7	48	13	2	2	18	10
Net asset value per share - Class I	$15.44	$17.56	$18.87	$22.23	$10.06	$10.45	$10.72
Investments - unaffiliated, at cost	$—	$—	$—	$—	$13,882	$116,402	$51,938
Investments - affiliated, at cost	3,234,526	6,141,332	5,393,598	2,109,759	—	—	—

(a)	Represents partners' capital for funds structured as partnerships.

See accompanying Notes to Financial Statements.

60

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/American Funds Balanced Fund(b)	JNL/American Funds Blue Chip Income and Growth Fund(b)	JNL/American Funds Global Bond Fund(b)	JNL/American Funds Global Small Capitalization Fund(b)	JNL/American Funds Growth-Income Fund(b)	JNL/American Funds International Fund(b)	JNL/American Funds New World Fund(b)
Investment income
Dividends (a)	$2,213	$—	$—	$—	$—	$—	$—
Dividends received from master fund (a)	12,104	71,949	2,866	4,035	87,439	26,709	14,823
Foreign taxes withheld	(146)	—	—	—	—	—	—
Interest	1,215	—	—	—	—	—	—
Securities lending (a)	53	—	—	—	—	—	—
Total investment income	15,439	71,949	2,866	4,035	87,439	26,709	14,823

Expenses
Advisory fees	3,407	20,303	3,329	4,267	31,247	12,516	11,669
Administrative fees	838	4,741	743	889	7,067	2,350	1,731
12b-1 fees (Class A)	1,297	7,224	1,122	1,354	11,396	3,632	2,657
Legal fees	3	15	2	3	23	7	5
Board of trustee fees	12	76	12	14	114	34	26
Chief compliance officer fees	1	9	1	2	14	4	3
Other expenses	5	32	5	5	46	13	10
Total expenses	5,563	32,400	5,214	6,534	49,907	18,556	16,101
Expense waiver	(1,695)	(13,697)	(2,600)	(3,259)	(17,412)	(8,616)	(8,652)
Net expenses	3,868	18,703	2,614	3,275	32,495	9,940	7,449
Net investment income (loss)	11,571	53,246	252	760	54,944	16,769	7,374

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	33,565	—	—	—	—	—	—
Investments - affiliated	—	61,283	(1,454)	4,388	5,208	542	107
Distributions from unaffiliated
investment companies	22,525	—	—	—	—	—	—
Distributions from affiliated investment
companies	—	117,137	2,953	—	312,656	17,481	—
Brokerage commissions recaptured	1	—	—	—	—	—	—
Foreign currency	146	—	—	—	—	—	—
Forward foreign currency contracts	(494)	—	—	—	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	15,810	—	—	—	—	—	—
Investments - affiliated	—	262,104	28,920	127,576	603,611	369,439	274,629
Foreign currency	31	—	—	—	—	—	—
Forward foreign currency contracts	272	—	—	—	—	—	—
Net realized and unrealized gain (loss)	71,856	440,524	30,419	131,964	921,475	387,462	274,736
Change in net assets from operations	$83,427	$493,770	$30,671	$132,724	$976,419	$404,231	$282,110
(a) Affiliated income	$83	$71,949	$2,866	$4,035	$87,439	$26,709	$14,823

(b)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

61

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/Vanguard Capital Growth Fund(b)(c)	JNL/Vanguard Equity Income Fund(b)(c)	JNL/Vanguard International Fund(b)(c)	JNL/Vanguard Small Company Growth Fund(b)(c)	JNL Institutional Alt 25 Fund	JNL Institutional Alt 50 Fund	JNL/American Funds Moderate Growth Allocation Fund
Investment income
Dividends (a)	$—	$—	$—	$—	$16,574	$31,531	$29,810
Total investment income	—	—	—	—	16,574	31,531	29,810

Expenses
Advisory fees	59	17	71	68	2,236	2,865	5,159
Administrative fees	17	5	16	16	991	1,307	2,997
12b-1 fees (Class A)	34	10	32	32	2,693	2,378	4,556
Legal fees	—	—	—	—	9	13	9
Board of trustee fees	—	—	—	—	106	94	47
Chief compliance officer fees	—	—	—	—	5	7	6
Other expenses	—	—	—	—	17	28	18
Total expenses	110	32	119	116	6,057	6,692	12,792
Expense waiver	(45)	(13)	(58)	(54)	—	—	—
Net expenses	65	19	61	62	6,057	6,692	12,792
Net investment income (loss)	(65)	(19)	(61)	(62)	10,517	24,839	17,018

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	—	—	—	(54)	—	—	51,151
Investments - affiliated	—	—	—	—	219,726	98,755	17
Distributions from unaffiliated
investment companies	—	—	—	—	—	—	53,763
Distributions from affiliated investment
companies	—	—	—	—	14,609	17,509	776
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	—	788	1,263	1,801	—	—	152,410
Investments - affiliated	2,604	—	—	—	19,685	122,284	11,906
Net realized and unrealized gain (loss)	2,604	788	1,263	1,747	254,020	238,548	270,023
Change in net assets from operations	$2,539	$769	$1,202	$1,685	$264,537	$263,387	$287,041
(a) Affiliated income	$—	$—	$—	$—	$16,574	$31,531	$2,830

(b)	Period from commencement of operations September 25, 2017.
(c)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

62

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/American Funds Growth Allocation Fund	JNL/DFA Growth Allocation Fund(b)	JNL/DFA Moderate Growth Allocation Fund(b)	JNL Moderate Growth Allocation Fund	JNL Growth Allocation Fund	JNL Aggressive Growth Allocation Fund	JNL/Franklin Templeton Founding Strategy Fund
Investment income
Dividends (a)	$24,638	$908	$664	$16,174	$18,470	$8,101	$41,103
Total investment income	24,638	908	664	16,174	18,470	8,101	41,103

Expenses
Advisory fees	4,445	65	47	1,644	1,933	1,156	—
Administrative fees	2,579	41	30	871	1,052	566	739
12b-1 fees (Class A)	3,951	72	54	1,997	2,007	1,214	1,202
Legal fees	8	—	—	4	8	4	7
Board of trustee fees	39	—	—	77	55	39	36
Chief compliance officer fees	5	—	—	5	6	3	4
Other expenses	15	—	—	15	21	10	16
Total expenses	11,042	178	131	4,613	5,082	2,992	2,004
Expense waiver	—	(13)	(9)	—	—	—	—
Net expenses	11,042	165	122	4,613	5,082	2,992	2,004
Net investment income (loss)	13,596	743	542	11,561	13,388	5,109	39,099

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	58,123	37	45	—	—	—	—
Investments - affiliated	13	—	—	222,697	284,206	185,601	287,815
Distributions from unaffiliated
investment companies	68,397	1,573	879	—	—	—	—
Distributions from affiliated investment
companies	—	—	—	14,174	26,449	16,540	8,218
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	168,866	2,241	1,240	—	—	—	—
Investments - affiliated	5,345	—	—	(16,948)	31,820	6,216	(170,937)
Net realized and unrealized gain (loss)	300,744	3,851	2,164	219,923	342,475	208,357	125,096
Change in net assets from operations	$314,340	$4,594	$2,706	$231,484	$355,863	$213,466	$164,195
(a) Affiliated income	$2,367	$—	$—	$16,174	$18,470	$8,101	$41,103

(b)	Period from commencement of operations April 24, 2017.

See accompanying Notes to Financial Statements.

63

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund	JNL/MMRS Conservative Fund	JNL/MMRS Growth Fund	JNL/MMRS Moderate Fund	JNL/S&P 4 Fund	JNL/S&P Managed Conservative Fund
Investment income
Dividends (a)	$8,657	$15,287	$6,117	$658	$2,834	$152,317	$22,025
Total investment income	8,657	15,287	6,117	658	2,834	152,317	22,025

Expenses
Advisory fees	—	—	1,157	140	563	—	1,483
Administrative fees	235	474	193	24	94	3,335	771
12b-1 fees (Class A)	399	824	311	39	155	5,641	1,232
Legal fees	2	4	2	—	1	35	7
Board of trustee fees	11	22	9	2	4	174	38
Chief compliance officer fees	1	3	1	—	1	21	5
Other expenses	6	10	4	—	2	77	17
Total expenses	654	1,337	1,677	205	820	9,283	3,553
Net investment income (loss)	8,003	13,950	4,440	453	2,014	143,034	18,472

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - affiliated	134,215	205,050	5,684	3,534	9,299	(169,971)	31,539
Distributions from affiliated investment
companies	6,043	24,934	4,011	1,136	3,333	156,484	8,262
Net change in unrealized appreciation
(depreciation) on:
Investments - affiliated	(77,296)	(108,148)	25,631	3,899	12,557	867,595	44,118
Net realized and unrealized gain (loss)	62,962	121,836	35,326	8,569	25,189	854,108	83,919
Change in net assets from operations	$70,965	$135,786	$39,766	$9,022	$27,203	$997,142	$102,391
(a) Affiliated income	$8,657	$15,287	$6,117	$658	$2,834	$152,317	$22,025

See accompanying Notes to Financial Statements.

64

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/Vanguard Global Bond Market Index Fund(b)	JNL/Vanguard International Stock Market Index Fund(b)	JNL/Vanguard U.S. Stock Market Index Fund(b)
Investment income
Dividends (a)	$39,287	$62,454	$46,475	$17,824	$113	$947	$229
Total investment income	39,287	62,454	46,475	17,824	113	947	229

Expenses
Advisory fees	2,902	5,192	4,538	1,899	4	42	12
Administrative fees	1,644	2,966	2,587	1,031	3	31	6
12b-1 fees (Class A)	2,713	5,192	4,585	1,785	6	63	18
Legal fees	16	30	26	10	—	—	—
Board of trustee fees	81	151	130	49	—	—	—
Chief compliance officer fees	10	18	16	6	—	—	—
Other expenses	35	66	55	21	—	—	—
Total expenses	7,401	13,615	11,937	4,801	13	136	36
Expense waiver	—	—	—	—	(2)	(14)	(4)
Net expenses	7,401	13,615	11,937	4,801	11	122	32
Net investment income (loss)	31,886	48,839	34,538	13,023	102	825	197

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	—	—	—	—	(4)	361	387
Investments - affiliated	249,526	808,632	958,803	350,793	—	—	—
Distributions from unaffiliated
investment companies	—	—	—	—	2	—	—
Distributions from affiliated investment
companies	43,111	114,152	129,858	55,521	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	—	—	—	—	(72)	2,094	719
Investments - affiliated	27,091	(43,116)	(94,776)	6,841	—	—	—
Net realized and unrealized gain (loss)	319,728	879,668	993,885	413,155	(74)	2,455	1,106
Change in net assets from operations	$351,614	$928,507	$1,028,423	$426,178	$28	$3,280	$1,303
(a) Affiliated income	$39,287	$62,454	$46,475	$17,824	$—	$—	$—

(b)	Period from commencement of operations September 25, 2017.

See accompanying Notes to Financial Statements.

65

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/American Funds Balanced Fund(a)(b)	JNL/American Funds Blue Chip Income and Growth Fund(a)(b)	JNL/American Funds Global Bond Fund(a)(b)	JNL/American Funds Global Small Capitalization Fund(a)(b)	JNL/American Funds Growth-Income Fund(a)(b)	JNL/American Funds International Fund(a)(b)	JNL/American Funds New World Fund(a)(b)
Operations
Net investment income (loss)	$11,571	$53,246	$252	$760	$54,944	$16,769	$7,374
Net realized gain (loss)	55,743	178,420	1,499	4,388	317,864	18,023	107
Net change in unrealized appreciation
(depreciation)	16,113	262,104	28,920	127,576	603,611	369,439	274,629
Change in net assets from operations	83,427	493,770	30,671	132,724	976,419	404,231	282,110
Distributions to shareholders
From net investment income
Class A	(6,580)	—	(1,642)	(1,106)	—	(11,165)	(3,706)
Class I	(8)	—	(1)	—	—	(3)	(1)
From net realized gains
Class A	(9,578)	—	—	(89,542)	—	(86,494)	—
Class I	(11)	—	—	(21)	—	(23)	—
Total distributions to shareholders	(16,177)	—	(1,643)	(90,669)	—	(97,685)	(3,707)
Share transactions[1]
Proceeds from the sale of shares
Class A	344,215	661,439	128,233	154,110	1,501,351	748,236	399,232
Class I	581	339	215	292	1,102	464	467
Reinvestment of distributions
Class A	16,158	—	1,642	90,648	—	97,659	3,706
Class I	19	—	1	21	—	26	1
Cost of shares redeemed
Class A	(110,633)	(612,963)	(110,268)	(100,001)	(665,948)	(229,155)	(176,961)
Class I	(144)	(180)	(34)	(48)	(108)	(183)	(126)
Change in net assets from
share transactions	250,196	48,635	19,789	145,022	836,397	617,047	226,319
Change in net assets	317,446	542,405	48,817	187,077	1,812,816	923,593	504,722
Net assets beginning of year	457,152	2,908,067	471,409	495,084	4,039,325	1,100,006	904,230
Net assets end of year	$774,598	$3,450,472	$520,226	$682,161	$5,852,141	$2,023,599	$1,408,952
Undistributed (excess of distributions
over) net investment income (loss)	$6,685	$—	$3,152	$751	$—	$17,291	$7,358

[1]Share transactions
Shares sold
Class A	30,986	33,021	12,110	10,696	74,487	53,344	33,261
Class I	50	17	20	20	51	32	38
Reinvestment of distributions
Class A	1,533	—	151	6,685	—	6,820	292
Class I	2	—	—	1	—	2	—
Shares redeemed
Class A	(10,126)	(30,350)	(10,463)	(6,956)	(32,782)	(16,364)	(14,828)
Class I	(13)	(9)	(3)	(3)	(5)	(13)	(11)
Change in shares
Class A	22,393	2,671	1,798	10,425	41,705	43,800	18,725
Class I	39	8	17	18	46	21	27
Purchases and sales of long term
investments
Purchase of securities	$789,939	$407,407	$58,680	$75,738	$1,221,952	$560,110	$248,535
Purchase of U.S. government securities	16,627 (c)	—	—	—	—	—	—
Total purchases	$806,566	$407,407	$58,680	$75,738	$1,221,952	$560,110	$248,535
Proceeds from sales of securities	$464,075	$188,448	$37,351	$20,611	$17,653	$6,287	$18,452
Proceeds from sales of U.S. government
securities	51,860 (c)	—	—	—	—	—	—
Total proceeds from sales	$515,935	$188,448	$37,351	$20,611	$17,653	$6,287	$18,452

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(c)	Amounts exclude $14,449 and $17,218 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

66

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Vanguard Capital Growth Fund(a)(b)	JNL/Vanguard Equity Income Fund(a)(b)	JNL/Vanguard International Fund(a)(b)	JNL/Vanguard Small Company Growth Fund(a)(b)	JNL Institutional Alt 25 Fund(c)	JNL Institutional Alt 50 Fund(c)	JNL/American Funds Moderate Growth Allocation Fund(c)
Operations
Net investment income (loss)	$(65)	$(19)	$(61)	$(62)	$10,517	$24,839	$17,018
Net realized gain (loss)	—	—	—	(54)	234,335	116,264	105,707
Net change in unrealized appreciation
(depreciation)	2,604	788	1,263	1,801	19,685	122,284	164,316
Change in net assets from operations	2,539	769	1,202	1,685	264,537	263,387	287,041
Share transactions[1]
Proceeds from the sale of shares
Class A	72,663	29,446	79,711	66,638	97,079	154,207	542,545
Class I	111	385	207	98	113	115	566
Proceeds in connection with acquisition
Class A	—	—	—	—	1,790,144	506,396	—
Cost of shares redeemed
Class A	(3,584)	(1,032)	(2,482)	(12,518)	(351,785)	(602,488)	(319,647)
Class I	—	(106)	—	—	—	—	—
Change in net assets from
share transactions	69,190	28,693	77,436	54,218	1,535,551	58,230	223,464
Change in net assets	71,729	29,462	78,638	55,903	1,800,088	321,617	510,505
Net assets beginning of year	—	—	—	—	1,507,755	2,570,726	1,708,441
Net assets end of year	$71,729	$29,462	$78,638	$55,903	$3,307,843	$2,892,343	$2,218,946
Undistributed (excess of distributions
over) net investment income (loss)	$—	$—	$—	$—	$—	$—	$—

[1]Share transactions
Shares sold
Class A	6,971	2,831	7,829	6,412	5,989	9,432	39,065
Class I	10	36	20	9	7	7	38
Shares issued in connection with acquisition
Class A	—	—	—	—	108,635	30,448	—
Shares redeemed
Class A	(341)	(97)	(243)	(1,215)	(21,787)	(36,892)	(22,869)
Class I	—	(10)	—	—	—	—	—
Change in shares
Class A	6,630	2,734	7,586	5,197	92,837	2,988	16,196
Class I	10	26	20	9	7	7	38
Purchases and sales of long term
investments
Purchase of securities	$69,144	$28,681	$77,396	$63,946	$5,441,525	$4,128,510	$1,436,398
Proceeds from sales of securities	$—	$—	$—	$9,774	$3,880,324	$4,027,657	$1,143,001

(a)	Period from commencement of operations September 25, 2017.
(b)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(c)	Effective September 25, 2017, Class I shares were offered by the Fund.

See accompanying Notes to Financial Statements.

67

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/American Funds Growth Allocation Fund(a)	JNL/DFA Growth Allocation Fund(a)(b)	JNL/DFA Moderate Growth Allocation Fund(a)(b)	JNL Moderate Growth Allocation Fund(a)	JNL Growth Allocation Fund(a)	JNL Aggressive Growth Allocation Fund(a)	JNL/Franklin Templeton Founding Strategy Fund(a)
Operations
Net investment income (loss)	$13,596	$743	$542	$11,561	$13,388	$5,109	$39,099
Net realized gain (loss)	126,533	1,610	924	236,871	310,655	202,141	296,033
Net change in unrealized appreciation
(depreciation)	174,211	2,241	1,240	(16,948)	31,820	6,216	(170,937)
Change in net assets from operations	314,340	4,594	2,706	231,484	355,863	213,466	164,195
Distributions to shareholders
From net investment income
Class A	—	(2,298)	(1,410)	—	—	—	—
Class I	—	(2)	(2)	—	—	—	—
From net realized gains
Class A	—	(39)	(45)	—	—	—	—
Total distributions to shareholders	—	(2,339)	(1,457)	—	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	650,074	80,844	65,226	222,291	335,822	261,947	136,792
Class I	266	76	173	—	612	261	6
Proceeds in connection with acquisition
Class A	—	—	—	879,911	318,270	348,477	—
Reinvestment of distributions
Class A	—	2,337	1,455	—	—	—	—
Class I	—	2	2	—	—	—	—
Cost of shares redeemed
Class A	(233,930)	(5,233)	(3,971)	(268,404)	(343,020)	(182,590)	(275,055)
Change in net assets from
share transactions	416,410	78,026	62,885	833,798	311,684	428,095	(138,257)
Change in net assets	730,750	80,281	64,134	1,065,282	667,547	641,561	25,938
Net assets beginning of year	1,359,847	—	—	1,417,843	1,844,865	884,110	1,454,361
Net assets end of year	$2,090,597	$80,281	$64,134	$2,483,125	$2,512,412	$1,525,671	$1,480,299
Undistributed (excess of distributions
over) net investment income (loss)	$—	$—	$—	$—	$—	$—	$—

[1]Share transactions
Shares sold
Class A	43,124	7,643	6,213	17,121	26,624	21,975	10,314
Class I	16	7	16	—	46	20	—
Shares issued in connection with acquisition
Class A	—	—	—	66,254	24,454	28,107	—
Reinvestment of distributions
Class A	—	216	137	—	—	—	—
Shares redeemed
Class A	(15,544)	(490)	(378)	(20,756)	(27,352)	(15,227)	(20,693)
Change in shares
Class A	27,580	7,369	5,972	62,619	23,726	34,855	(10,379)
Class I	16	7	16	—	46	20	—
Purchases and sales of long term
investments
Purchase of securities	$1,444,523	$79,236	$64,352	$3,847,845	$3,664,655	$2,419,173	$1,535,282
Proceeds from sales of securities	$946,722	$1,209	$1,483	$2,987,964	$3,312,870	$1,969,231	$1,626,117

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)	Period from commencement of operations April 24, 2017.

See accompanying Notes to Financial Statements.

68

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Mellon Capital 10 x 10 Fund(a)	JNL/Mellon Capital Index 5 Fund(a)	JNL/MMRS Conservative Fund(a)	JNL/MMRS Growth Fund(a)	JNL/MMRS Moderate Fund(a)	JNL/S&P 4 Fund(a)	JNL/S&P Managed Conservative Fund(a)
Operations
Net investment income (loss)	$8,003	$13,950	$4,440	$453	$2,014	$143,034	$18,472
Net realized gain (loss)	140,258	229,984	9,695	4,670	12,632	(13,487)	39,801
Net change in unrealized appreciation
(depreciation)	(77,296)	(108,148)	25,631	3,899	12,557	867,595	44,118
Change in net assets from operations	70,965	135,786	39,766	9,022	27,203	997,142	102,391
Share transactions[1]
Proceeds from the sale of shares
Class A	77,966	203,635	26,363	8,229	25,914	816,398	199,102
Class I	—	1	1	1	—	791	1
Cost of shares redeemed
Class A	(86,458)	(160,737)	(84,001)	(14,126)	(50,155)	(1,810,283)	(406,132)
Change in net assets from
share transactions	(8,492)	42,899	(57,637)	(5,896)	(24,241)	(993,094)	(207,029)
Change in net assets	62,473	178,685	(17,871)	3,126	2,962	4,048	(104,638)
Net assets beginning of year	435,310	846,638	398,265	46,542	189,399	7,122,476	1,586,568
Net assets end of year	$497,783	$1,025,323	$380,394	$49,668	$192,361	$7,126,524	$1,481,930
Undistributed (excess of distributions
over) net investment income (loss)	$—	$—	$—	$—	$—	$—	$—

[1]Share transactions
Shares sold
Class A	6,224	15,122	2,334	734	2,343	44,436	15,283
Class I	—	—	—	—	—	40	—
Shares redeemed
Class A	(6,794)	(11,797)	(7,495)	(1,286)	(4,570)	(97,907)	(31,154)
Change in shares
Class A	(570)	3,325	(5,161)	(552)	(2,227)	(53,471)	(15,871)
Class I	—	—	—	—	—	40	—
Purchases and sales of long term
investments
Purchase of securities	$527,422	$1,116,251	$407,753	$56,864	$208,024	$7,239,530	$1,683,847
Proceeds from sales of securities	$521,831	$1,034,388	$456,917	$61,167	$226,905	$7,932,603	$1,864,050

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.

See accompanying Notes to Financial Statements.

69

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/S&P Managed Moderate Fund(a)	JNL/S&P Managed Moderate Growth Fund(a)	JNL/S&P Managed Growth Fund(a)	JNL/S&P Managed Aggressive Growth Fund(a)	JNL/Vanguard Global Bond Market Index Fund(b)	JNL/Vanguard International Stock Market Index Fund(b)	JNL/Vanguard U.S. Stock Market Index Fund(b)
Operations
Net investment income (loss)	$31,886	$48,839	$34,538	$13,023	$102	$825	$197
Net realized gain (loss)	292,637	922,784	1,088,661	406,314	(2)	361	387
Net change in unrealized appreciation
(depreciation)	27,091	(43,116)	(94,776)	6,841	(72)	2,094	719
Change in net assets from operations	351,614	928,507	1,028,423	426,178	28	3,280	1,303
Share transactions[1]
Proceeds from the sale of shares
Class A	300,067	519,590	551,904	324,429	14,926	118,442	52,571
Class I	111	832	243	54	16	183	101
Cost of shares redeemed
Class A	(612,629)	(1,118,981)	(947,851)	(358,562)	(1,163)	(3,443)	(1,331)
Change in net assets from
share transactions	(312,451)	(598,559)	(395,704)	(34,079)	13,779	115,182	51,341
Change in net assets	39,163	329,948	632,719	392,099	13,807	118,462	52,644
Net assets beginning of year	3,276,357	6,050,202	5,049,708	1,841,402	—	—	—
Net assets end of year	$3,315,520	$6,380,150	$5,682,427	$2,233,501	$13,807	$118,462	$52,644
Undistributed (excess of distributions
over) net investment income (loss)	$—	$—	$—	$—	$—	$—	$—

[1]Share transactions
Shares sold
Class A	20,444	31,613	31,946	16,114	1,489	11,658	5,033
Class I	7	48	13	2	2	18	10
Shares redeemed
Class A	(41,663)	(68,214)	(54,790)	(17,721)	(116)	(337)	(127)
Change in shares
Class A	(21,219)	(36,601)	(22,844)	(1,607)	1,373	11,321	4,906
Class I	7	48	13	2	2	18	10
Purchases and sales of long term
investments
Purchase of securities	$3,572,517	$6,749,505	$6,007,709	$2,342,349	$15,568	$165,928	$67,716
Proceeds from sales of securities	$3,809,734	$7,184,609	$6,238,565	$2,307,685	$1,694	$49,887	$16,165

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)	Period from commencement of operations September 25, 2017.

See accompanying Notes to Financial Statements.

70

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/American Funds Blue Chip Income and Growth Fund(a)	JNL/American Funds Global Bond Fund(a)	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth-Income Fund(a)	JNL/American Funds International Fund(a)	JNL/American Funds New World Fund(a)	JNL Institutional Alt 25 Fund(b)
Operations
Net investment income (loss)	$44,684	$1,139	$(178)	$41,259	$11,163	$3,703	$12,861
Net realized gain (loss)	189,708	(3,955)	90,583	376,395	83,982	(6,761)	(12,925)
Net change in unrealized appreciation
(depreciation)	162,058	11,630	(84,017)	(37,269)	(63,182)	41,729	90,139
Change in net assets from operations	396,450	8,814	6,388	380,385	31,963	38,671	90,075
Share transactions[1]
Proceeds from the sale of shares
Class A	923,022	157,757	100,191	1,133,126	290,649	216,377	114,910
Class B	205	77	62	77	95	79	—
Cost of shares redeemed
Class A	(372,695)	(138,163)	(126,614)	(542,294)	(202,647)	(148,256)	(310,497)
Class B	(108)	(72)	(71)	(64)	(88)	(77)	—
Change in net assets from
share transactions	550,424	19,599	(26,432)	590,845	88,009	68,123	(195,587)
Change in net assets	946,874	28,413	(20,044)	971,230	119,972	106,794	(105,512)
Net assets beginning of year	1,961,193	442,996	515,128	3,068,095	980,034	797,436	1,613,267
Net assets end of year	$2,908,067	$471,409	$495,084	$4,039,325	$1,100,006	$904,230	$1,507,755
Undistributed net investment income (loss)	$—	$1,631	$1,097	$—	$11,153	$3,691	$—

[1]Share Transactions
Shares Sold
Class A	52,548	15,090	7,854	66,920	24,929	21,677	8,048
Class B	11	8	5	5	7	8	—
Shares redeemed
Class A	(21,620)	(13,319)	(10,049)	(32,287)	(17,457)	(15,067)	(21,684)
Class B	(6)	(7)	(5)	(4)	(7)	(8)	—
Change in shares
Class A	30,928	1,771	(2,195)	34,633	7,472	6,610	(13,636)
Class B	5	1	—	1	—	—	—

(a)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)	Effective September 25, 2017, the name of JNL Institutional Alt 20 Fund was changed to JNL Institutional Alt 25 Fund.

See accompanying Notes to Financial Statements.

71

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL Institutional Alt 50 Fund	JNL/American Funds Moderate Growth Allocation Fund(a)	JNL/American Funds Growth Allocation Fund	JNL Moderate Growth Allocation Fund(b)	JNL Growth Allocation Fund(c)
Operations
Net investment income (loss)	$36,078	$21,992	$14,044	$9,046	$11,014
Net realized gain (loss)	(17,800)	57,116	58,221	12,391	(291)
Net change in unrealized appreciation
(depreciation)	89,523	23,319	15,015	74,336	115,672
Change in net assets from operations	107,801	102,427	87,280	95,773	126,395
Share transactions[1]
Proceeds from the sale of shares
Class A	221,933	652,253	467,687	235,355	316,307
Cost of shares redeemed
Class A	(619,659)	(230,659)	(179,517)	(225,413)	(302,494)
Change in net assets from
share transactions	(397,726)	421,594	288,170	9,942	13,813
Change in net assets	(289,925)	524,021	375,450	105,715	140,208
Net assets beginning of year	2,860,651	1,184,420	984,397	1,312,128	1,704,657
Net assets end of year	$2,570,726	$1,708,441	$1,359,847	$1,417,843	$1,844,865
Undistributed net investment income (loss)	$—	$—	$—	$—	$—

[1]Share Transactions
Shares Sold
Class A	14,788	52,728	36,204	20,623	29,220
Shares redeemed
Class A	(41,073)	(18,714)	(13,950)	(19,738)	(28,108)
Change in shares
Class A	(26,285)	34,014	22,254	885	1,112
(a)	Effective September 25, 2017, the name of JNL/American Funds Balanced Allocation Fund was changed to JNL/American Funds Moderate Growth Allocation Fund.
(b)	Effective September 25, 2017, the name of JNL Disciplined Moderate Fund was changed to JNL Moderate Growth Allocation Fund.
(c)	Effective September 25, 2017, the name of JNL Disciplined Moderate Growth Fund was changed to JNL Growth Allocation Fund.

See accompanying Notes to Financial Statements.

72

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL Aggressive Growth Allocation Fund(a)	JNL/Franklin Templeton Founding Strategy Fund	JNL/Mellon Capital 10 x 10 Fund	JNL/Mellon Capital Index 5 Fund	JNL/MMRS Conservative Fund	JNL/MMRS Growth Fund	JNL/MMRS Moderate Fund
Operations
Net investment income (loss)	$4,492	$41,697	$5,572	$2,432	$5,392	$577	$2,419
Net realized gain (loss)	(663)	59,485	25,158	11,609	(21,801)	(2,509)	(8,552)
Net change in unrealized appreciation
(depreciation)	61,002	74,718	14,593	74,113	32,977	3,240	12,314
Change in net assets from operations	64,831	175,900	45,323	88,154	16,568	1,308	6,181
Share transactions[1]
Proceeds from the sale of shares
Class A	204,949	137,942	82,743	132,259	37,997	10,458	34,978
Cost of shares redeemed
Class A	(147,038)	(285,957)	(102,359)	(131,270)	(121,163)	(18,057)	(66,247)
Change in net assets from
share transactions	57,911	(148,015)	(19,616)	989	(83,166)	(7,599)	(31,269)
Change in net assets	122,742	27,885	25,707	89,143	(66,598)	(6,291)	(25,088)
Net assets beginning of year	761,368	1,426,476	409,603	757,495	464,863	52,833	214,487
Net assets end of year	$884,110	$1,454,361	$435,310	$846,638	$398,265	$46,542	$189,399
Undistributed net investment income (loss)	$—	$—	$—	$—	$—	$—	$—

[1]Share Transactions
Shares Sold
Class A	20,439	12,104	7,385	11,214	3,648	1,059	3,498
Shares redeemed
Class A	(14,764)	(25,233)	(9,388)	(11,294)	(11,619)	(1,818)	(6,575)
Change in shares
Class A	5,675	(13,129)	(2,003)	(80)	(7,971)	(759)	(3,077)

(a) Effective September 25, 2017, the name of JNL Disciplined Growth Fund was changed to JNL Aggressive Growth Allocation Fund.

See accompanying Notes to Financial Statements.

73

JNL Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/S&P 4 Fund	JNL/S&P Managed Conservative Fund	JNL/S&P Managed Moderate Fund	JNL/S&P Managed Moderate Growth Fund	JNL/S&P Managed Growth Fund	JNL/S&P Managed Aggressive Growth Fund	JNL/American Funds Balanced Fund(a)
Operations
Net investment income (loss)	$127,664	$19,037	$31,664	$43,668	$30,888	$9,339	$ 7,080
Net realized gain (loss)	383,005	1,349	28,881	120,049	120,848	62,855	7,783
Net change in unrealized appreciation
(depreciation)	133,619	59,626	115,504	162,720	136,280	34,589	10,512
Change in net assets from operations	644,288	80,012	176,049	326,437	288,016	106,783	25,375
Distributions to shareholders
From net investment income
Class A	—	—	—	—	—	—	(26)
Class B	—	—	—	—	—	—	(1)
From net realized gains
Class A	—	—	—	—	—	—	(30,431)
Class B	—	—	—	—	—	—	(30)
Total distributions to shareholders	—	—	—	—	—	—	(30,488)
Share transactions[1]
Proceeds from the sale of shares
Class A	1,634,381	395,934	431,364	751,666	684,778	321,284	86,131
Class B	—	—	—	—	—	—	315
Reinvestment of distributions
Class A	—	—	—	—	—	—	30,457
Class B	—	—	—	—	—	—	31
Cost of shares redeemed
Class A	(1,526,784)	(424,688)	(587,159)	(1,094,373)	(881,752)	(411,554)	(111,502)
Class B	—	—	—	—	—	—	(319)
Change in net assets from
share transactions	107,597	(28,754)	(155,795)	(342,707)	(196,974)	(90,270)	5,113
Change in net assets	751,885	51,258	20,254	(16,270)	91,042	16,513	—
Net assets beginning of year	6,370,591	1,535,310	3,256,103	6,066,472	4,958,666	1,824,889	457,152
Net assets end of year	$7,122,476	$1,586,568	$3,276,357	$6,050,202	$5,049,708	$1,841,402	$ 457,152
Undistributed net investment income (loss)	$—	$—	$—	$—	$—	$—	$ 5,237

[1]Share Transactions
Shares Sold
Class A	97,448	32,522	32,425	52,240	46,631	18,976	8,130
Class B	—	—	—	—	—	—	28
Reinvestment of distributions
Class A	—	—	—	—	—	—	2,931
Class B	—	—	—	—	—	—	3
Shares redeemed
Class A	(92,092)	(34,600)	(43,944)	(75,790)	(59,702)	(24,155)	(10,622)
Class B	—	—	—	—	—	—	(29)
Change in shares
Class A	5,356	(2,078)	(11,519)	(23,550)	(13,071)	(5,179)	439
Class B	—	—	—	—	—	—	2

(a) Effective April 24, 2017, the JNL/American Funds Balanced Fund became a Master Feeder Fund. Prior to April 24, 2017, the Fund was a Sub-Advised Fund named JNL/Capital Guardian Global Balanced Fund.

See accompanying Notes to Financial Statements.

74

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from						Supplemental data				Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)		Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)

JNL/American Funds Balanced Fund(g)(h)
Class A
12/31/17	(i)	10.26	0.23	1.44	1.67	(0.15)		(0.22)	11.56	16.71		773,584	39	(j)	0.69	1.00	2.07
12/31/16		10.36	0.16	0.44	0.60	(0.00)	(k)	(0.70)	10.26	5.73		456,663	57	(j)	0.98	1.01	1.53
12/31/15		11.26	0.14	(0.30)	(0.16)	(0.09)		(0.65)	10.36	(1.52)		456,687	72	(j)	1.00	1.01	1.27
12/31/14		11.30	0.15	(0.09)	0.06	(0.10)		—	11.26	0.54		472,427	62	(j)	1.01	1.01	1.30
12/31/13		9.94	0.13	1.41	1.54	(0.18)		—	11.30	15.55	(l)	484,776	56	(j)	1.01	1.01	1.20

Class I
12/31/17	‡(i)	10.56	0.26	1.50	1.76	(0.18)		(0.22)	11.92	17.03		1,014	39	(j)	0.47	0.77	2.30
12/31/16		10.65	0.19	0.44	0.63	(0.02)		(0.70)	10.56	5.87		489	57	(j)	0.78	0.81	1.73
12/31/15		11.55	0.17	(0.31)	(0.14)	(0.11)		(0.65)	10.65	(1.28)		465	72	(j)	0.80	0.81	1.46
12/31/14		11.59	0.18	(0.10)	0.08	(0.12)		—	11.55	0.71		559	62	(j)	0.81	0.81	1.50
12/31/13		10.19	0.15	1.45	1.60	(0.20)		—	11.59	15.75	(l)	553	56	(j)	0.81	0.81	1.40

JNL/American Funds Blue Chip Income and Growth Fund(g)(h)
Class A
12/31/17		18.97	0.34	2.81	3.15	—		—	22.12	16.61		3,449,917	34		0.59	1.02	1.67
12/31/16		16.03	0.33	2.61	2.94	—		—	18.97	18.34		2,907,733	30		0.59	1.02	1.90
12/31/15		17.04	0.28	(0.84)	(0.56)	(0.41)		(0.04)	16.03	(3.32)		1,960,998	26		0.60	1.05	1.65
12/31/14		14.98	0.52	1.73	2.25	(0.16)		(0.03)	17.04	14.99		1,874,780	37		0.61	1.09	3.25
12/31/13		11.47	0.24	3.47	3.71	(0.14)		(0.06)	14.98	32.43		1,214,231	30		0.63	1.10	1.79

Class I
12/31/17	‡	19.13	0.44	2.79	3.23	—		—	22.36	16.88		555	34		0.36	0.79	2.17
12/31/16		16.13	0.39	2.61	3.00	—		—	19.13	18.60		334	30		0.39	0.82	2.23
12/31/15		17.14	0.29	(0.82)	(0.53)	(0.44)		(0.04)	16.13	(3.11)		195	26		0.38	0.83	1.71
12/31/14		15.05	0.60	1.70	2.30	(0.18)		(0.03)	17.14	15.27		224	37		0.36	0.84	3.70
12/31/13		11.53	0.25	3.49	3.74	(0.16)		(0.06)	15.05	32.51		158	30		0.38	0.85	1.83

JNL/American Funds Global Bond Fund(g)(h)
Class A
12/31/17		10.13	0.01	0.65	0.66	(0.03)		—	10.76	6.56		519,871	74	(m)	0.53	1.05	0.05
12/31/16		9.90	0.02	0.21	0.23	—		—	10.13	2.32		471,248	70	(m)	0.55	1.05	0.23
12/31/15		10.58	(0.05)	(0.40)	(0.45)	(0.14)		(0.09)	9.90	(4.24)		442,844	88	(m)	0.55	1.07	(0.46)
12/31/14		10.54	0.13	(0.01)	0.12	(0.00)	(k)	(0.08)	10.58	1.17		493,988	134	(m)	0.55	1.10	1.18
12/31/13		11.15	(0.06)	(0.27)	(0.33)	(0.23)		(0.05)	10.54	(2.95)		455,032	213	(m)	0.55	1.10	(0.55)

Class I
12/31/17	‡	10.21	0.05	0.65	0.70	(0.06)		—	10.85	6.81		355	74	(m)	0.30	0.82	0.49
12/31/16		9.95	0.04	0.22	0.26	—		—	10.21	2.61		161	70	(m)	0.35	0.85	0.42
12/31/15		10.65	(0.02)	(0.42)	(0.44)	(0.17)		(0.09)	9.95	(4.12)		152	88	(m)	0.33	0.85	(0.24)
12/31/14		10.61	0.14	0.01	0.15	(0.03)		(0.08)	10.65	1.40		163	134	(m)	0.30	0.85	1.31
12/31/13		11.22	(0.04)	(0.27)	(0.31)	(0.25)		(0.05)	10.61	(2.72)		221	213	(m)	0.30	0.85	(0.38)

JNL/American Funds Global Small Capitalization Fund(g)(h)
Class A
12/31/17		13.30	0.02	3.25	3.27	(0.03)		(2.23)	14.31	25.52		681,782	33		0.55	1.10	0.13
12/31/16		13.07	0.00	0.23	0.23	—		—	13.30	1.76		494,981	40		0.55	1.10	(0.04)
12/31/15		13.32	(0.08)	0.08	0.00	—		(0.25)	13.07	(0.05)		515,018	36		0.55	1.12	(0.55)
12/31/14		13.20	(0.03)	0.27	0.24	(0.03)		(0.09)	13.32	1.80		394,604	28		0.55	1.15	(0.20)
12/31/13		10.40	0.04	2.86	2.90	(0.07)		(0.03)	13.20	27.90		336,588	36		0.55	1.15	0.32

Class I
12/31/17	‡	13.43	0.09	3.24	3.33	(0.05)		(2.23)	14.48	25.78		379	33		0.31	0.86	0.61
12/31/16		13.17	0.02	0.24	0.26	—		—	13.43	1.97		103	40		0.35	0.90	0.16
12/31/15		13.39	(0.05)	0.08	0.03	—		(0.25)	13.17	0.18		110	36		0.34	0.91	(0.34)
12/31/14		13.26	0.01	0.26	0.27	(0.05)		(0.09)	13.39	2.05		137	28		0.30	0.90	0.04
12/31/13		10.45	0.07	2.86	2.93	(0.09)		(0.03)	13.26	28.03		133	36		0.30	0.90	0.62

See accompanying Notes to Financial Statements.

75

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)
JNL/American Funds Growth-Income Fund(g)(h)
Class A
12/31/17		18.24	0.22	3.77	3.99	—	—	22.23	21.88	5,850,613	27	0.65	1.00	1.10
12/31/16		16.42	0.20	1.62	1.82	—	—	18.24	11.08	4,038,917	27	0.67	1.02	1.20
12/31/15		16.94	0.18	0.00	0.18	(0.12)	(0.58)	16.42	1.02	3,067,743	25	0.67	1.04	1.03
12/31/14		15.57	0.17	1.42	1.59	(0.10)	(0.12)	16.94	10.19	2,444,608	25	0.68	1.08	1.05
12/31/13		11.80	0.15	3.73	3.88	(0.10)	(0.01)	15.57	32.93	1,644,396	19	0.69	1.09	1.12

Class I
12/31/17	‡	18.39	0.50	3.58	4.08	—	—	22.47	22.19	1,528	27	0.41	0.76	2.41
12/31/16		16.53	0.22	1.64	1.86	—	—	18.39	11.25	408	27	0.47	0.82	1.29
12/31/15		17.03	0.18	0.05	0.23	(0.15)	(0.58)	16.53	1.30	352	25	0.45	0.82	1.02
12/31/14		15.64	0.20	1.43	1.63	(0.12)	(0.12)	17.03	10.41	395	25	0.43	0.83	1.23
12/31/13		11.85	0.18	3.74	3.92	(0.12)	(0.01)	15.64	33.11	285	19	0.44	0.84	1.32

JNL/American Funds International Fund(g)(h)
Class A
12/31/17		11.98	0.15	3.60	3.75	(0.09)	(0.72)	14.92	31.63	2,022,884	29	0.63	1.18	1.07
12/31/16		11.62	0.13	0.23	0.36	—	—	11.98	3.10	1,099,688	31	0.65	1.20	1.09
12/31/15		12.33	0.16	(0.75)	(0.59)	(0.10)	(0.02)	11.62	(4.84)	979,733	37	0.65	1.22	1.30
12/31/14		12.86	0.15	(0.53)	(0.38)	(0.09)	(0.06)	12.33	(3.04)	717,227	18	0.65	1.25	1.19
12/31/13		10.71	0.13	2.13	2.26	(0.09)	(0.02)	12.86	21.10	561,746	21	0.67	1.25	1.12

Class I
12/31/17	‡	12.08	0.22	3.60	3.82	(0.11)	(0.72)	15.07	31.94	715	29	0.40	0.95	1.56
12/31/16		11.69	0.15	0.24	0.39	—	—	12.08	3.34	318	31	0.45	1.00	1.25
12/31/15		12.41	0.14	(0.72)	(0.58)	(0.12)	(0.02)	11.69	(4.74)	301	37	0.43	1.00	1.13
12/31/14		12.93	0.19	(0.54)	(0.35)	(0.11)	(0.06)	12.41	(2.80)	402	18	0.40	1.00	1.49
12/31/13		10.77	0.15	2.14	2.29	(0.11)	(0.02)	12.93	21.24	178	21	0.42	1.00	1.27

JNL/American Funds New World Fund(g)(h)
Class A
12/31/17		10.24	0.08	2.88	2.96	(0.04)	—	13.16	28.89	1,408,340	56	0.65	1.40	0.64
12/31/16		9.76	0.04	0.44	0.48	—	—	10.24	4.92	904,033	32	0.65	1.40	0.44
12/31/15		11.19	0.02	(0.40)	(0.38)	(0.09)	(0.96)	9.76	(3.57)	797,251	39	0.65	1.42	0.20
12/31/14		12.37	0.09	(1.10)	(1.01)	(0.09)	(0.08)	11.19	(8.21)	735,706	36	0.65	1.45	0.70
12/31/13		11.23	0.13	1.09	1.22	(0.06)	(0.02)	12.37	10.88	647,045	43	0.65	1.45	1.13

Class I
12/31/17	‡	10.32	0.15	2.86	3.01	(0.05)	—	13.28	29.23	612	56	0.41	1.16	1.22
12/31/16		9.82	0.06	0.44	0.50	—	—	10.32	5.09	197	32	0.45	1.20	0.55
12/31/15		11.25	0.05	(0.40)	(0.35)	(0.12)	(0.96)	9.82	(3.33)	185	39	0.43	1.20	0.42
12/31/14		12.43	0.10	(1.08)	(0.98)	(0.12)	(0.08)	11.25	(8.01)	151	36	0.40	1.20	0.83
12/31/13		11.28	0.15	1.10	1.25	(0.08)	(0.02)	12.43	11.09	177	43	0.40	1.20	1.32

JNL/Vanguard Capital Growth Fund(g)
Class A
12/31/17	*	10.00	(0.02)	0.82	0.80	—	—	10.80	8.00	71,616	7	0.58	0.98	(0.58)

Class I
12/31/17	*	10.00	(0.01)	0.83	0.82	—	—	10.82	8.20	113	7	0.28	0.68	(0.28)

JNL/Vanguard Equity Income Fund(g)
Class A
12/31/17	*	10.00	(0.02)	0.69	0.67	—	—	10.67	6.70	29,181	38	0.58	0.98	(0.58)

Class I
12/31/17	*	10.00	(0.01)	0.70	0.69	—	—	10.69	6.90	281	38	0.28	0.68	(0.28)

JNL/Vanguard International Fund(g)
Class A
12/31/17	*	10.00	(0.02)	0.36	0.34	—	—	10.34	3.40	78,429	16	0.58	1.13	(0.58)

Class I
12/31/17	*	10.00	(0.01)	0.35	0.34	—	—	10.34	3.40	209	16	0.28	0.83	(0.28)

JNL/Vanguard Small Company Growth Fund(g)
Class A
12/31/17	*	10.00	(0.02)	0.76	0.74	—	—	10.74	7.40	55,805	93	0.58	1.08	(0.58)

Class I
12/31/17	*	10.00	(0.01)	0.76	0.75	—	—	10.75	7.50	98	93	0.28	0.78	(0.28)

See accompanying Notes to Financial Statements.

76

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)
JNL Institutional Alt 25 Fund(n)
Class A
12/31/17		14.93	0.09	2.05	2.14	—	—	17.07	14.33	3,307,729	188	(o)	0.30	0.30	0.53
12/31/16		14.08	0.12	0.73	0.85	—	—	14.93	6.04	1,507,755	26		0.17	0.17	0.83
12/31/15		16.19	0.31	(0.66)	(0.35)	(0.38)	(1.38)	14.08	(2.23)	1,613,267	31		0.17	0.17	1.94
12/31/14		16.29	0.21	0.16	0.37	(0.29)	(0.18)	16.19	2.21	1,771,391	50		0.17	0.17	1.27
12/31/13		14.82	0.26	1.78	2.04	(0.31)	(0.26)	16.29	13.88	1,772,220	24		0.17	0.17	1.64

Class I
12/31/17	‡‡	16.48	(0.01)	0.61	0.60	—	—	17.08	3.64	114	188	(o)	0.17	0.17	(0.17)

JNL Institutional Alt 50 Fund(n)
Class A
12/31/17		15.49	0.16	1.47	1.63	—	—	17.12	10.52	2,892,228	153	(o)	0.26	0.26	0.95
12/31/16		14.88	0.20	0.41	0.61	—	—	15.49	4.10	2,570,726	22		0.16	0.16	1.33
12/31/15		16.65	0.40	(0.73)	(0.33)	(0.40)	(1.04)	14.88	(2.05)	2,860,651	25		0.16	0.16	2.43
12/31/14		16.79	0.21	0.11	0.32	(0.26)	(0.20)	16.65	1.86	3,292,344	45		0.16	0.16	1.21
12/31/13		15.57	0.23	1.37	1.60	(0.21)	(0.17)	16.79	10.35	3,312,024	35		0.16	0.16	1.39

Class I
12/31/17	‡‡	16.63	(0.01)	0.53	0.52	—	—	17.15	3.13	115	153	(o)	0.17	0.17	(0.17)

JNL/American Funds Moderate Growth Allocation Fund(h)
Class A
12/31/17		12.87	0.12	1.90	2.02	—	—	14.89	15.70	2,218,378	57	(o)	0.64	0.64	0.85
12/31/16		11.99	0.19	0.69	0.88	—	—	12.87	7.34	1,708,441	15		0.65	0.65	1.54
12/31/15		12.33	0.18	(0.20)	(0.02)	(0.13)	(0.19)	11.99	(0.15)	1,184,420	2		0.65	0.67	1.40
12/31/14		11.94	0.24	0.27	0.51	(0.10)	(0.02)	12.33	4.26	790,122	1		0.65	0.70	1.96
12/31/13		10.42	0.23	1.36	1.59	(0.06)	(0.01)	11.94	15.26	462,075	1		0.67	0.70	2.06

Class I
12/31/17	‡‡	14.41	0.24	0.26	0.50	—	—	14.91	3.47	568	57	(o)	0.35	0.35	6.09

JNL/American Funds Growth Allocation Fund(h)
Class A
12/31/17		13.54	0.12	2.67	2.79	—	—	16.33	20.61	2,090,329	55	(o)	0.64	0.64	0.79
12/31/16		12.60	0.16	0.78	0.94	—	—	13.54	7.46	1,359,847	19		0.65	0.65	1.23
12/31/15		12.95	0.14	(0.09)	0.05	(0.12)	(0.28)	12.60	0.37	984,397	2		0.65	0.67	1.08
12/31/14		12.56	0.22	0.29	0.51	(0.08)	(0.04)	12.95	4.07	670,434	2		0.65	0.70	1.68
12/31/13		10.44	0.22	1.96	2.18	(0.05)	(0.01)	12.56	20.86	373,245	4		0.67	0.70	1.88

Class I
12/31/17	‡‡	15.63	0.22	0.50	0.72	—	—	16.35	4.61	268	55	(o)	0.35	0.35	5.07

JNL/DFA Growth Allocation Fund(h)
Class A
12/31/17	*	10.00	0.20	1.03	1.23	(0.34)	(0.01)	10.88	12.23	80,204	3		0.60	0.65	2.72

Class I
12/31/17	*‡‡	10.69	0.09	0.45	0.54	(0.34)	(0.01)	10.88	5.07	77	3		0.25	0.35	3.18

JNL/DFA Moderate Growth Allocation Fund(h)
Class A
12/31/17	*	10.00	0.20	0.78	0.98	(0.26)	(0.01)	10.71	9.79	63,960	5		0.61	0.65	2.68

Class I
12/31/17	*‡‡	10.57	0.12	0.31	0.43	(0.27)	(0.01)	10.72	4.03	174	5		0.26	0.35	4.28

JNL Moderate Growth Allocation Fund(n)
Class A
12/31/17		11.97	0.09	1.65	1.74	—	—	13.71	14.54	2,483,124	168	(o)	0.26	0.26	0.66
12/31/16		11.16	0.08	0.73	0.81	—	—	11.97	7.26	1,417,843	44		0.15	0.15	0.67
12/31/15		11.93	0.21	(0.42)	(0.21)	(0.29)	(0.27)	11.16	(1.81)	1,312,128	57		0.15	0.15	1.78
12/31/14		12.08	0.18	0.48	0.66	(0.27)	(0.54)	11.93	5.35	1,279,991	18		0.15	0.15	1.43
12/31/13		10.62	0.19	1.62	1.81	(0.15)	(0.20)	12.08	17.11	1,096,546	25		0.16	0.16	1.63

Class I
12/31/17	‡‡	13.28	0.00	0.44	0.44	—	—	13.72	3.31	1	168	(o)	—	—	0.00

See accompanying Notes to Financial Statements.

77

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)
JNL Growth Allocation Fund(n)
Class A
12/31/17		11.43	0.08	2.05	2.13	—	—	13.56	18.64	2,511,790	156	(o)	0.24	0.24	0.64
12/31/16		10.63	0.07	0.73	0.80	—	—	11.43	7.53	1,844,865	41		0.15	0.15	0.63
12/31/15		11.51	0.18	(0.40)	(0.22)	(0.28)	(0.38)	10.63	(2.00)	1,704,657	57		0.15	0.15	1.53
12/31/14		11.63	0.16	0.43	0.59	(0.21)	(0.50)	11.51	5.06	1,566,607	20		0.15	0.15	1.33
12/31/13		9.76	0.16	2.05	2.21	(0.12)	(0.22)	11.63	22.68	1,295,129	21		0.16	0.16	1.47

Class I
12/31/17	‡‡	13.02	(0.01)	0.57	0.56	—	—	13.58	4.30	622	156	(o)	0.15	0.15	(0.15)

JNL Aggressive Growth Allocation Fund(n)
Class A
12/31/17		10.70	0.05	2.24	2.29	—	—	12.99	21.40	1,525,405	172	(o)	0.26	0.26	0.45
12/31/16		9.90	0.06	0.74	0.80	—	—	10.70	8.08	884,110	38		0.16	0.16	0.56
12/31/15		10.89	0.15	(0.43)	(0.28)	(0.26)	(0.45)	9.90	(2.63)	761,368	58		0.17	0.17	1.36
12/31/14		10.88	0.14	0.40	0.54	(0.17)	(0.36)	10.89	4.98	697,755	23		0.17	0.17	1.22
12/31/13		9.01	0.15	2.01	2.16	(0.09)	(0.20)	10.88	24.06	553,858	20		0.18	0.18	1.48

Class I
12/31/17	‡‡	12.40	(0.01)	0.61	0.60	—	—	13.00	4.84	266	172	(o)	0.15	0.15	(0.15)

JNL/Franklin Templeton Founding Strategy Fund(n)
Class A
12/31/17		12.50	0.35	1.12	1.47	—	—	13.97	11.76	1,480,293	104	(o)	0.14	0.14	2.65
12/31/16		11.02	0.34	1.14	1.48	—	—	12.50	13.43	1,454,361	8		0.05	0.05	2.99
12/31/15		11.97	0.37	(1.11)	(0.74)	(0.19)	(0.02)	11.02	(6.19)	1,426,476	6		0.05	0.05	3.12
12/31/14		11.85	0.18	0.14	0.32	(0.20)	—	11.97	2.67	1,655,658	4		0.05	0.05	1.49
12/31/13		9.74	0.21	2.12	2.33	(0.22)	—	11.85	23.97	1,559,552	3		0.05	0.05	1.95

Class I
12/31/17	‡‡	13.62	0.00	0.36	0.36	—	—	13.98	2.64	6	104	(o)	0.04	0.04	(0.04)

JNL/Mellon Capital 10 x 10 Fund(n)
Class A
12/31/17		11.90	0.22	1.71	1.93	—	—	13.83	16.22	497,782	111	(o)	0.14	0.14	1.70
12/31/16		10.62	0.15	1.13	1.28	—	—	11.90	12.05	435,310	12		0.05	0.05	1.40
12/31/15		11.39	0.22	(0.48)	(0.26)	(0.23)	(0.28)	10.62	(2.26)	409,603	9		0.05	0.05	1.93
12/31/14		11.07	0.23	0.68	0.91	(0.20)	(0.39)	11.39	8.26	436,823	7		0.05	0.05	1.99
12/31/13		8.90	0.21	2.24	2.45	(0.21)	(0.07)	11.07	27.70	393,747	9		0.05	0.05	2.07

Class I
12/31/17	‡‡	13.03	0.00	0.81	0.81	—	—	13.84	6.22	1	111	(o)	—	—	0.00

JNL/Mellon Capital Index 5 Fund(n)
Class A
12/31/17		12.68	0.20	1.74	1.94	—	—	14.62	15.30	1,025,322	109	(o)	0.14	0.14	1.47
12/31/16		11.33	0.04	1.31	1.35	—	—	12.68	11.92	846,638	6		0.05	0.05	0.31
12/31/15		12.16	0.17	(0.34)	(0.17)	(0.22)	(0.44)	11.33	(1.47)	757,495	5		0.05	0.05	1.35
12/31/14		12.20	0.22	0.43	0.65	(0.18)	(0.51)	12.16	5.30	751,361	7		0.05	0.05	1.79
12/31/13		10.16	0.17	2.23	2.40	(0.17)	(0.19)	12.20	23.74	714,309	8		0.05	0.05	1.51

Class I
12/31/17	‡‡	13.88	0.00	0.75	0.75	—	—	14.63	5.40	1	109	(o)	—	—	0.00

JNL/MMRS Conservative Fund(n)
Class A
12/31/17		10.66	0.13	1.02	1.15	—	—	11.81	10.79	380,393	106	(o)	0.43	0.43	1.15
12/31/16		10.25	0.13	0.28	0.41	—	—	10.66	4.00	398,265	27		0.35	0.35	1.25
12/31/15		10.49	0.23	(0.47)	(0.24)	—	—	10.25	(2.29)	464,863	46		0.36	0.36	2.16
12/31/14	*	10.00	0.33	0.16	0.49	—	—	10.49	4.90	26,784	32		0.35	0.35	4.75

Class I
12/31/17	‡‡	11.49	0.00	0.34	0.34	—	—	11.83	2.96	1	106	(o)	—	—	0.00

JNL/MMRS Growth Fund(n)
Class A
12/31/17		10.11	0.11	2.04	2.15	—	—	12.26	21.27	49,667	121	(o)	0.44	0.44	0.97
12/31/16		9.85	0.11	0.15	0.26	—	—	10.11	2.64	46,542	224		0.35	0.35	1.14
12/31/15		10.44	0.18	(0.77)	(0.59)	—	—	9.85	(5.65)	52,833	210		0.35	0.35	1.73
12/31/14	*	10.00	0.24	0.20	0.44	—	—	10.44	4.40	17,731	166		0.36	0.36	3.44

Class I
12/31/17	‡‡	11.50	(0.01)	0.79	0.78	—	—	12.28	6.78	1	121	(o)	0.23	0.23	(0.23)

See accompanying Notes to Financial Statements.

78

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)
JNL/MMRS Moderate Fund(n)
Class A
12/31/17		10.29	0.12	1.47	1.59	—	—	11.88	15.45	192,360	111	(o)	0.44	0.44	1.07
12/31/16		9.98	0.12	0.19	0.31	—	—	10.29	3.11	189,399	159		0.35	0.35	1.18
12/31/15		10.46	0.22	(0.70)	(0.48)	—	—	9.98	(4.59)	214,487	138		0.35	0.35	2.07
12/31/14	*	10.00	0.24	0.22	0.46	—	—	10.46	4.60	44,689	79		0.35	0.35	3.45

Class I
12/31/17	‡‡	11.35	0.00	0.55	0.55	—	—	11.90	4.85	1	111	(o)	0.09	0.09	(0.09)

JNL/S&P 4 Fund(n)
Class A
12/31/17		17.69	0.37	2.35	2.72	—	—	20.41	15.38	7,125,698	102	(o)	0.13	0.13	2.02
12/31/16		16.04	0.32	1.33	1.65	—	—	17.69	10.29	7,122,476	7		0.05	0.05	1.91
12/31/15		18.47	0.28	(1.19)	(0.91)	(0.85)	(0.67)	16.04	(5.04)	6,370,591	3		0.05	0.05	1.56
12/31/14		16.76	0.15	2.26	2.41	(0.36)	(0.34)	18.47	14.40	4,983,650	4		0.05	0.05	0.84
12/31/13		12.00	0.18	5.04	5.22	(0.10)	(0.36)	16.76	43.63	3,090,538	4		0.05	0.05	1.21

Class I
12/31/17	‡‡	18.63	0.00	1.79	1.79	—	—	20.42	9.61	826	102	(o)	0.06	0.06	(0.06)

JNL/S&P Managed Conservative Fund(n)
Class A
12/31/17		12.56	0.16	0.70	0.86	—	—	13.42	6.85	1,481,929	109	(o)	0.23	0.23	1.20
12/31/16		11.96	0.15	0.45	0.60	—	—	12.56	5.02	1,586,568	16		0.15	0.15	1.19
12/31/15		12.15	0.25	(0.44)	(0.19)	—	—	11.96	(1.56)	1,535,310	14		0.15	0.15	2.03
12/31/14		11.95	0.20	0.18	0.38	(0.04)	(0.14)	12.15	3.12	1,660,356	17		0.15	0.15	1.66
12/31/13		11.51	0.20	0.32	0.52	(0.07)	(0.01)	11.95	4.52	1,716,378	39		0.15	0.15	1.73

Class I
12/31/17	‡‡	13.26	0.00	0.18	0.18	—	—	13.44	1.36	1	109	(o)	—	—	0.00

JNL/S&P Managed Moderate Fund(n)
Class A
12/31/17		13.88	0.14	1.41	1.55	—	—	15.43	11.17	3,315,407	108	(o)	0.22	0.22	0.96
12/31/16		13.15	0.13	0.60	0.73	—	—	13.88	5.55	3,276,357	9		0.14	0.14	0.97
12/31/15		13.30	0.24	(0.39)	(0.15)	—	—	13.15	(1.13)	3,256,103	11		0.14	0.14	1.80
12/31/14		12.99	0.18	0.34	0.52	(0.03)	(0.18)	13.30	3.98	3,449,330	16		0.14	0.14	1.36
12/31/13		11.84	0.19	1.05	1.24	(0.06)	(0.03)	12.99	10.43	3,342,874	33		0.14	0.14	1.52

Class I
12/31/17	‡‡	15.06	(0.01)	0.39	0.38	—	—	15.44	2.52	113	108	(o)	0.14	0.14	(0.14)

JNL/S&P Managed Moderate Growth Fund(n)
Class A
12/31/17		15.12	0.13	2.29	2.42	—	—	17.54	16.01	6,379,304	108	(o)	0.22	0.22	0.78
12/31/16		14.31	0.11	0.70	0.81	—	—	15.12	5.66	6,050,202	13		0.14	0.14	0.73
12/31/15		14.43	0.21	(0.33)	(0.12)	—	—	14.31	(0.83)	6,066,472	13		0.14	0.14	1.41
12/31/14		14.07	0.17	0.46	0.63	(0.03)	(0.24)	14.43	4.51	6,362,485	12		0.14	0.14	1.18
12/31/13		12.24	0.19	1.74	1.93	(0.06)	(0.04)	14.07	15.85	6,042,052	22		0.14	0.14	1.41

Class I
12/31/17	‡‡	16.90	(0.01)	0.67	0.66	—	—	17.56	3.91	846	108	(o)	0.14	0.14	(0.14)

JNL/S&P Managed Growth Fund(n)
Class A
12/31/17		15.58	0.11	3.17	3.28	—	—	18.86	21.05	5,682,182	111	(o)	0.22	0.22	0.64
12/31/16		14.71	0.09	0.78	0.87	—	—	15.58	5.91	5,049,708	15		0.14	0.14	0.63
12/31/15		14.74	0.11	(0.14)	(0.03)	—	—	14.71	(0.20)	4,958,666	11		0.14	0.14	0.77
12/31/14		14.33	0.11	0.70	0.81	(0.08)	(0.32)	14.74	5.63	4,980,868	11		0.14	0.14	0.75
12/31/13		11.84	0.15	2.52	2.67	(0.11)	(0.07)	14.33	22.58	4,514,404	22		0.14	0.14	1.12

Class I
12/31/17	‡‡	17.91	(0.01)	0.97	0.96	—	—	18.87	5.36	245	111	(o)	0.14	0.14	(0.14)

JNL/S&P Managed Aggressive Growth Fund(n)
Class A
12/31/17		18.02	0.13	4.06	4.19	—	—	22.21	23.25	2,233,446	112	(o)	0.23	0.23	0.63
12/31/16		17.00	0.09	0.93	1.02	—	—	18.02	6.00	1,841,402	16		0.15	0.15	0.52
12/31/15		17.04	0.12	(0.16)	(0.04)	—	—	17.00	(0.23)	1,824,889	14		0.15	0.15	0.66
12/31/14		16.48	0.10	0.99	1.09	(0.08)	(0.45)	17.04	6.58	1,764,932	18		0.15	0.15	0.61
12/31/13		13.22	0.15	3.25	3.40	(0.10)	(0.04)	16.48	25.77	1,579,419	25		0.15	0.15	0.99

Class I
12/31/17	‡‡	20.99	(0.01)	1.25	1.24	—	—	22.23	5.91	55	112	(o)	0.15	0.15	(0.15)

See accompanying Notes to Financial Statements.

79

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)
JNL/Vanguard Global Bond Market Index Fund
Class A
12/31/17	*	10.00	0.14	(0.09)	0.05	—	—	10.05	0.50	13,791	23	0.58	0.68	5.33

Class I
12/31/17	*	10.00	0.12	(0.06)	0.06	—	—	10.06	0.60	16	23	0.28	0.38	4.62

JNL/Vanguard International Stock Market Index Fund
Class A
12/31/17	*	10.00	0.11	0.34	0.45	—	—	10.45	4.50	118,273	65	0.58	0.65	3.95

Class I
12/31/17	*	10.00	0.13	0.32	0.45	—	—	10.45	4.50	189	65	0.28	0.35	4.58

JNL/Vanguard U.S. Stock Market Index Fund
Class A
12/31/17	*	10.00	0.09	0.62	0.71	—	—	10.71	7.10	52,541	67	0.54	0.60	3.33

Class I
12/31/17	*	10.00	0.20	0.52	0.72	—	—	10.72	7.20	103	67	0.24	0.30	7.15

*

Commencement of operations was as follows: JNL/DFA Growth Allocation Fund and JNL/DFA Moderate Growth Allocation Fund - April 24, 2017; JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund and JNL/MMRS Moderate Fund - April 28, 2014; JNL/Vanguard Capital Growth Fund, JNL/Vanguard Equity Income Fund, JNL/Vanguard International Fund, JNL/Vanguard Small Company Growth Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard International Stock Market Index Fund and JNL/Vanguard U.S. Stock Market Index Fund - September 25, 2017.

‡	Prior to September 25, 2017, the Fund offered Class B shares. Effective September 25, 2017, Class B shares were renamed to Class I shares.
‡‡	Effective September 25, 2017, Class I shares were offered by the Fund.
(a)	Annualized for periods less than one year.
(b)

Ratios of net investment income and expenses to average net assets do not include the impact of each Master Fund’s and Underlying Funds' expenses. The ratios of net investment income(loss) and expenses to average net assets for both the Master and Feeder Fund are as follows:

	Ratios (annualized for periods less than one year)
	Net expense to average net assets (%)	Total expense to average net assets (%)	Net investment income (loss) to average net assets (%)
JNL/American Funds Balanced Fund
Class A	0.89	1.20	1.87
12/31/17
Class I
12/31/17	0.67	0.97	2.10
JNL/American Funds Blue Chip Income and Growth Fund
Class A
12/31/17	1.00	1.43	1.26
12/31/16	1.00	1.43	1.49
12/31/15	1.01	1.46	1.24
12/31/14	1.03	1.51	2.83
12/31/13	1.05	1.52	1.37
Class I
12/31/17	0.77	1.20	1.76
12/31/16	0.80	1.23	1.82
12/31/15	0.79	1.24	1.30
12/31/14	0.78	1.26	3.28
12/31/13	0.80	1.27	1.41
JNL/American Funds Global Bond Fund
Class A
12/31/17	1.09	1.61	(0.51)
12/31/16	1.12	1.62	(0.34)
12/31/15	1.12	1.64	(1.03)
12/31/14	1.12	1.67	0.61
12/31/13	1.11	1.66	(1.11)
Class I
12/31/17	0.86	1.38	(0.07)
12/31/16	0.92	1.42	(0.15)
12/31/15	0.90	1.42	(0.81)
12/31/14	0.87	1.42	0.74
12/31/13	0.86	1.41	(0.94)

See accompanying Notes to Financial Statements.

80

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

	Ratios (annualized for periods less than one year)
	Net expense to average net assets (%)	Total expense to average net assets (%)	Net investment income (loss) to average net assets (%)
JNL/American Funds Global Small Capitalization Fund
Class A
12/31/17	1.28	1.83	(0.60)
12/31/16	1.29	1.84	(0.78)
12/31/15	1.28	1.85	(1.28)
12/31/14	1.29	1.89	(0.94)
12/31/13	1.29	1.89	(0.42)
Class I
12/31/17	1.04	1.59	(0.12)
12/31/16	1.09	1.64	(0.58)
12/31/15	1.07	1.64	(1.07)
12/31/14	1.04	1.64	(0.70)
12/31/13	1.04	1.64	(0.12)
JNL/American Funds Growth-Income Fund
Class A
12/31/17	0.93	1.28	0.82
12/31/16	0.96	1.31	0.91
12/31/15	0.96	1.33	0.74
12/31/14	0.97	1.37	0.76
12/31/13	0.98	1.38	0.83
Class I
12/31/17	0.69	1.04	2.13
12/31/16	0.76	1.11	1.00
12/31/15	0.74	1.11	0.73
12/31/14	0.72	1.12	0.94
12/31/13	0.73	1.13	1.03
JNL/American Funds International Fund
Class A
12/31/17	1.16	1.71	0.54
12/31/16	1.19	1.74	0.55
12/31/15	1.19	1.76	0.76
12/31/14	1.19	1.79	0.65
12/31/13	1.21	1.79	0.58
Class I
12/31/17	0.93	1.48	1.03
12/31/16	0.99	1.54	0.71
12/31/15	0.97	1.54	0.59
12/31/14	0.94	1.54	0.95
12/31/13	0.96	1.54	0.73
JNL/American Funds New World Fund
Class A
12/31/17	1.42	2.17	(0.13)
12/31/16	1.43	2.18	(0.34)
12/31/15	1.44	2.21	(0.59)
12/31/14	1.43	2.23	(0.08)
12/31/13	1.43	2.23	0.35
Class I
12/31/17	1.18	1.93	0.45
12/31/16	1.23	1.98	(0.23)
12/31/15	1.22	1.99	(0.37)
12/31/14	1.18	1.98	0.05
12/31/13	1.18	1.98	0.54
JNL/Vanguard Capital Growth Fund
Class A
12/31/17	0.94	1.34	(0.94)
Class I
12/31/17	0.64	1.04	(0.64)
JNL/Vanguard Equity Income Fund
Class A
12/31/17	0.89	1.29	(0.89)
Class I
12/31/17	0.59	0.99	(0.59)
JNL/Vanguard International Fund
Class A
12/31/17	0.97	1.52	(0.97)
Class I
12/31/17	0.67	1.22	(0.67)

See accompanying Notes to Financial Statements.

81

JNL Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

Ratios (annualized for periods less than one year)
Net expense to average net assets (%)	Total expense to average net assets (%)	Net investment income (loss) to average net assets (%)
JNL/Vanguard Small Company Growth Fund
Class A
12/31/17	0.92	1.42	(0.92)
Class I
12/31/17	0.62	1.12	(0.62)
(c)	Calculated using the average shares method.
(d)

Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

(e)

Portfolio turnover is not annualized for periods of less than one year. Portfolio turnover for the Funds of Funds is based on the Funds of Funds' purchases and sales of the Underlying Funds. Portfolio turnover for the Master Feeder Funds reflects each Master Fund’s portfolio purchases and sales.

(f)

The expenses for the Funds' Class I shares were $0.00 for certain days during the period and this was a result of the net assets for the Fund being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses for the Funds' Class I shares were $0.01 for certain days during the period and this was a result of the net assets for the Fund being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

(g)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Vanguard Master Feeder Funds are the shares of the corresponding Vanguard Variable Insurance Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(h)

Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(i)	Effective April 24, 2017, the JNL/American Funds Balanced Fund became a Feeder Fund. Prior to April 24, 2017, the Fund was a Sub-Advised Fund named JNL/Capital Guardian Global Balanced Fund.
(j)

Portfolio turnover including dollar roll transactions for JNL/American Funds Balanced Fund, formerly known as JNL/Capital Guardian Global Balanced Fund was 100%, 105%, 112%, 79% and 18% in 2013, 2014, 2015, 2016 and for the period January 1, 2017 to April 23, 2017, respectively. Portfolio turnover excluding dollar rolls was 14% for the period January 1, 2017 to April 23, 2017. Portfolio turnover including dollar roll transactions for JNL/American Funds Balanced Fund’s Master Fund was 85% in 2017.

(k)	Amount represents less than $0.005.
(l)

Total return for the JNL/American Funds Balanced Fund, formerly known as JNL/Capital Guardian Global Balanced Fund, includes class action settlement proceeds. The return for Class A and Class I, respectively, without the class action settlement proceeds was 15.44% and 15.65%.

(m)	Portfolio turnover including dollar roll transactions for JNL/American Funds Global Bond Fund’s Master Fund was 213%, 200%, 159%, 154% and 105% in 2013, 2014, 2015, 2016 and 2017, respectively.
(n)

Prior to September 25, 2017, the Fund did not charge a 12b-1 fee. The shareholders investing in a Fund of Funds indirectly bore any 12b-1 fees incurred by the Class A shares or regular shares, as applicable of each Underlying Fund. Effective September 25, 2017, the Fund began to charge a Rule 12b-1 fee at a maximum annual rate of 0.30% of the average daily net assets of the Class A shares. At this time, the investment in each Underlying Fund was sold from Class A shares and purchased into Class I shares which do not charge a 12b-1 fee.

(o)

Portfolio turnover includes the purchase and sale in each Underlying Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. Portfolio turnover not including the purchase and sale of each Underlying Fund was as follows:

Portfolio Turnover (%)
JNL Institutional Alt 25 Fund	37
JNL Institutional Alt 50 Fund	47
JNL Moderate Growth Allocation Fund	44
JNL Growth Allocation Fund	49
JNL Aggressive Growth Allocation Fund	51
JNL/Franklin Templeton Founding Strategy Fund	4
JNL/Mellon Capital 10 x 10 Fund	9
JNL/Mellon Capital Index 5 Fund	5
JNL/MMRS Conservative Fund	7
JNL/MMRS Growth Fund	22
JNL/MMRS Moderate Fund	11
JNL/S&P 4 Fund	5
JNL/S&P Managed Conservative Fund	12
JNL/S&P Managed Moderate Fund	12
JNL/S&P Managed Moderate Growth Fund	11
JNL/S&P Managed Growth Fund	15
JNL/S&P Managed Aggressive Growth Fund	18

See accompanying Notes to Financial Statements.

82

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2017

NOTE 1. ORGANIZATION

The JNL Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated June 1, 1994, as amended and restated September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2017 consisted of one-hundred and twenty (120) separate funds. Information in these financial statements pertains to thirty-five (35) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. Shares of each Fund are sold to Jackson and its separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies and to other affiliated registered investment companies. The Funds and each Fund's Adviser are:

Fund:	Adviser/Sub-Adviser:

JNL/American Funds Balanced Fund, JNL/American Funds Blue Chip Income and Growth Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund and JNL/American Funds New World Fund. These Funds are collectively known as "JNL/American Funds Master Feeder Funds".

JNAM (Adviser to each Master Feeder Fund) Capital Research and Management Company (Investment Adviser to each Master Fund)

JNL/Vanguard Capital Growth Fund (PRIMECAP Management Company), JNL/Vanguard Equity Income Fund (The Vanguard Group, Inc. and Wellington Management Company LLP), JNL/Vanguard International Fund (Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.) and JNL/Vanguard Small Company Growth Fund (The Vanguard Group, Inc. and ArrowMark Colorado Holdings, LLC). These Funds are collectively known as “JNL/Vanguard Master Feeder Funds”.*

JNAM (Adviser to each Master Feeder Fund)

PRIMECAP Management Company, The Vanguard Group, Inc., Wellington Management Company LLP, Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc. and ArrowMark Colorado Holdings, LLC. (Investment Advisers or Sub-Adviser to each Master Fund)

JNL Institutional Alt 25 Fund and JNL Institutional Alt 50 Fund. These Funds are collectively known as "JNL Alt Funds".

JNL/American Funds Moderate Growth Allocation Fund and JNL/American Funds Growth Allocation Fund. These Funds are collectively known as "JNL/American Funds Funds of Funds".

JNL/DFA Growth Allocation Fund and JNL/DFA Moderate Growth Allocation Fund. These Funds are collectively known as “JNL/DFA Funds”.

JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund and JNL Aggressive Growth Allocation Fund. These Funds are collectively known as "JNL Allocation Funds”.

JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund and JNL/S&P 4 Fund.

JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard International Stock Market Index Fund and JNL/Vanguard U.S. Stock Market Index Fund. These Funds are collectively known as “JNL/Vanguard Funds Funds of Funds”.

JNAM
JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund and JNL/MMRS Moderate Fund. These Funds are collectively known as "JNL/MMRS Funds".	Milliman Financial Risk Management LLC

JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund and JNL/S&P Managed Aggressive Growth Fund. These Funds are collectively known as "JNL/S&P Funds".

Standard & Poor’s Investment Advisory Services LLC

* Investment Advisers or Sub-Adviser to each Fund’s Master Fund are identified in parentheses.

Each Fund, except the JNL/American Funds Master Feeder Funds and JNL/Vanguard Master Feeder Funds, operates under a “Fund of Funds” structure, investing all of its assets in other affiliated or unaffiliated funds (each, an “Underlying Fund”, and collectively, the “Underlying Funds”).

Each of the JNL/American Funds Master Feeder Funds and JNL/Vanguard Master Feeder Funds operates as a “Feeder Fund” and seeks to achieve its respective investment objective by investing all of its assets in a separate mutual fund (“Master Fund”). Each Master Feeder Fund’s Master Fund is a series of the American Funds Insurance Series® or Vanguard Variable Insurance Fund, respectively, each a registered open-end management investment company that has the same investment objective as its corresponding Feeder Fund. Each Master Fund directly acquires securities and the Feeder Fund, by investing in the Master Fund, acquires an indirect interest in those securities. As of December 31, 2017, the JNL/American Funds Master Feeder Funds and JNL/Vanguard Master Feeder Funds owned the following percentage of its corresponding Master Fund: JNL/American Funds Balanced Fund - 3.01%, JNL/American Funds Blue Chip Income and Growth Fund - 36.64%, JNL/American Funds Global Bond Fund - 21.00%, JNL/American Funds

83

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2017

Global Small Capitalization Fund - 15.56%, JNL/American Funds Growth-Income Fund - 18.98%, JNL/American Funds International Fund - 20.71%, JNL/American Funds New World Fund - 39.74%, JNL/Vanguard Capital Growth Fund - 5.07%, JNL/Vanguard Equity Income Fund - 2.15%, JNL/Vanguard International Fund - 2.46% and JNL/Vanguard Small Company Growth Fund - 3.20%. The Master Funds’ Schedules of Investments, Financial Statements and accounting policies are outlined in each Master Fund’s shareholder report, which accompanies this report. This report should be read in conjunction with the Master Funds’ shareholder reports. The Master Funds' shareholder reports are also available on the SEC’s website at www.sec.gov.

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL/American Funds Global Bond Fund, JNL Alt Funds, JNL/American Funds Funds of Funds, JNL/DFA Funds, JNL Allocation Funds, JNL/Vanguard Funds Funds of Funds, JNL/MMRS Funds, JNL/S&P 4 Fund and JNL/S&P Funds.

Each Fund offers Class A shares. Prior to September 25, 2017, the Master Feeder Funds also offered Class B shares. Effective September 25, 2017, the Class B shares for the Master Feeder Funds were renamed Class I shares. Additionally, a new Class I share was offered for the Funds of Funds. Class I shares have the same expenses and rights as existed for Class B shares. Class A and Class I shares differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, a Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights. Additionally, effective September 25, 2017, the investment in each Underlying Fund of the Funds of Funds was sold from Class A shares and purchased into Class I shares. Realized gain (loss) from the sale from Class A shares is included in net realized gain (loss) on investments in the Statements of Operations. Prior to September 25, 2017, the Funds of Funds, except for the JNL/American Funds Funds of Funds and JNL/DFA Funds, did not charge a 12b-1 fee; the shareholders investing in a Fund of Funds indirectly bore any 12b-1 fees incurred by the Class A shares or regular shares, as applicable, of each Underlying Fund.

JNL/DFA Growth Allocation Fund and JNL/DFA Moderate Allocation Fund commenced operations on April 24, 2017. JNL/Vanguard Capital Growth Fund, JNL/Vanguard Equity Income Fund, JNL/Vanguard International Fund, JNL/Vanguard Small Company Growth Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard International Stock Market Index Fund and JNL/Vanguard U.S. Stock Market Index Fund commenced operations on September 25, 2017.

Effective April 24, 2017, JNL/Capital Guardian Global Balanced Fund's name was changed to JNL/American Funds Balanced Fund. Also effective April 24, 2017, the Fund became a Master Feeder Fund. The Fund continues to be advised by JNAM. Prior to April 24, 2017, the Fund was sub-advised by Capital Guardian Trust Company and held securities selected by the Sub-Adviser and was considered a “Sub-Advised Fund.” On April 24, 2017, the Fund received shares of the Master Fund in exchange for cash and securities in the Sub-Advised Fund.

Effective September 25, 2017, JNL/American Funds Balanced Allocation Fund’s name changed to JNL/American Funds Moderate Growth Allocation Fund, JNL Institutional Alt 20 Fund’s name changed to JNL Institutional Alt 25 Fund, JNL/DFA Moderate Allocation Fund’s name changed to JNL/DFA Moderate Growth Allocation Fund, JNL Disciplined Moderate Fund’s name changed to JNL Moderate Growth Allocation Fund, JNL Disciplined Moderate Growth Fund’s name changed to JNL Growth Allocation Fund and JNL Disciplined Growth Fund’s name changed to JNL Aggressive Growth Allocation Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation and Fair Value Measurement. Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees ("Board" or "Trustees") has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The NAV of a Fund's shares is generally determined once each day the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The Funds of Funds’ investments in the Underlying Funds are valued at the daily NAV of the applicable Underlying Fund determined as of the close of the NYSE on each valuation date. Valuation of investments by the Underlying Funds is discussed in the shareholder report of the Underlying Funds. Each Feeder Fund’s investment in its corresponding Master Fund is valued at the daily NAV per share of the applicable Master Fund determined as of the close of the NYSE on each valuation date. Valuation of the investments by the Master Fund is discussed in each Master Fund’s shareholder report, which accompanies this report. The Master Fund’s shareholder reports are also available on the SEC's website at www.sec.gov.

FASB ASC Topic 820, “Fair Value Measurement” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund's investments under FASB ASC Topic 820 guidance and are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in

84

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2017

active markets, including valuations for investments in mutual funds. Investments in the Underlying Funds and Master Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. The Level 1 valuation assets for the Funds can be referenced in the Schedules of Investments. There were no Level 2 or Level 3 investments in these Funds.

Distributions to Shareholders. The amount and timing of distributions for the regulated investment company ("RIC") Funds are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually by the RIC Funds, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains by the RIC Funds, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards. No distributions of net investment income or realized capital gains are required for Funds that are not RICs, therefore, undistributed net investment income and accumulated net realized gain/loss are reclassed to paid-in capital on a semi-annual basis. Capital gains distributions received from the Master Funds and Underlying Funds are recorded as net realized gain on distributions from affiliated or unaffiliated investment companies, as applicable, in the Statements of Operations.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Realized gains and losses are determined on the specific identification basis.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Expenses in Master Funds and Funds of Funds. Because each Feeder Fund invests all of its assets in its respective Master Fund, the Feeder Fund's shareholders bear the fees and expenses of each respective Master Fund in which the Feeder Fund invests. Such expenses are not included in the Statements of Operations, but are incurred indirectly because they are considered in the calculation of the NAV of the respective Master Fund. As a result, the Feeder Funds’ actual expenses may be higher than those of other mutual funds that invest directly in securities. A similar situation exists for the Funds of Funds as it relates to the expenses associated with the investments in Underlying Funds.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The final rules have been incorporated into this report.

The following accounting policies are applicable to the JNL/American Funds Balanced Fund for activity in the financial statements prior to its conversion from a Sub-Advised Fund to a Feeder Fund on April 24, 2017:

Investment Income. Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations. Income earned from securities lending is considered income from an affiliated entity. Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, was accrued daily.

Foreign Currency Translations. The accounting records of the Fund were maintained in U.S. dollars. Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency were translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments were translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Fund did not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Forward Sales Commitments. The Fund purchased or sold forward sales commitments. A forward sales commitment involves a Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of

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a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk that the value of the securities to be sold may increase before the settlement date. The Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may close these positions before they are delivered, which may result in realized gain or loss.

Securities Lending and Securities Lending Collateral. The Fund participated in an agency based securities lending program. Per the securities lending agreement, the securities lending agent was authorized to loan securities on behalf of the Fund to approved borrowers and was required to maintain collateral. The Fund received cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Collateral was maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values was delivered to the Fund on the next business day. For cash collateral, the Fund received income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. JPMorgan Chase Bank, N.A. (“Custodian”) (“JPM Chase”) served as securities lending agent to the Fund. The cash collateral was invested in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser. Although the Securities Lending Cash Collateral Fund LLC is not a registered fund under the 1940 Act and is not a “money market fund”, it typically has daily liquidity and invests in high quality U.S. dollar-denominated instruments that qualify at time of purchase as “eligible securities” within the meaning of Rule 2a-7 under the 1940 Act which governs money market funds. The Securities Lending Cash Collateral Fund LLC is only offered to JNAM affiliated funds. JPM Chase serves as investment adviser to the Securities Lending Cash Collateral Fund LLC and receives a portion of the earnings from the Securities Lending Cash Collateral Fund LLC as consideration for its service as securities lending agent and Adviser to the Securities Lending Cash Collateral Fund LLC. The Securities Lending Cash Collateral Fund LLC pays JNAM an annual fee for accounting and administrative services.

FASB ASC Topic 820, "Fair Value Measurement". The Fund held Level 1, 2 and 3 securities prior to April 24, 2017. There were no significant transfers into or out of Level 1, 2 or 3 for the period January 1, 2017 to April 24, 2017. There were no significant Level 3 valuations for which significant unobservable valuation inputs were developed for the period January 1, 2017 to April 24, 2017.

FASB ASC Topic 815, “Derivatives and Hedging”. During the period between January 1, 2017 and April 24, 2017, JNL/Capital Guardian Global Balanced Fund held forward foreign currency contracts. The average monthly forward foreign currency contract volume (in thousands) was $54,570.

NOTE 3. CERTAIN RISKS

Market and Volatility Risk. In the normal course of business, the Master Funds and Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Master Funds and Underlying Funds may invest in derivatives to hedge the Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause the Master Fund’s and Underlying Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Credit and Counterparty Risk. In the normal course of business, the Master Funds or Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Similar to credit risk, a Master Fund or Underlying Fund may be exposed to the risk that an institution or other entity with which the Master Fund or Underlying Fund has unsettled or open transactions will default (“counterparty risk”). Financial assets, which potentially expose a Master Fund or Underlying Fund to credit risk, consist principally of investments and cash due from counterparties. The potential loss could exceed the value of the financial assets and liabilities recorded in the Master Fund’s or Underlying Fund’s financial statements. A Master Fund or Underlying Fund manages credit and counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. A Master Fund’s or Underlying Fund’s Adviser(s) and sub-advisers attempt to mitigate credit and counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund and Underlying Fund restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties with whom they undertake a significant volume of transactions. In the event of default, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The extent of a Master Fund’s or Underlying Fund’s exposure to credit and counterparty risks in respect to financial assets is incorporated within their carrying value as recorded in each Master Fund’s or Underlying Fund’s Statement of Assets and Liabilities. For certain derivative contracts held by a Master Fund or Underlying Fund, the potential loss could exceed the value of the financial assets recorded in their financial statements.

Underlying Fund Investment Risk. Each Fund’s prospectus includes a discussion of the principal investment risks of the Master Fund or Underlying Fund in which it invests. Additional risks associated with a Master Fund’s or Underlying Fund’s investments are described within the respective Master Fund’s or Underlying Fund’s annual shareholder report. The Master Funds’ shareholder reports are also available on the SEC’s website at www.sec.gov.

Feeder Funds and Funds of Funds Risks. The value of an investment in a Feeder Fund changes with the value of the corresponding Master Fund and its investments. The value of an investment in a Funds of Funds changes with the values of the corresponding Underlying Funds and their investments. The Master Fund’s and Underlying Fund’s shares may be purchased by other investment companies and shareholders. In some cases, the Master Fund or Underlying Fund may experience large subscriptions or redemptions due to allocation changes or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance.

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Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s sub-advisers and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

NOTE 4. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.

JNAM also serves as the Administrator to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees ("Independent Trustees") and independent legal counsel to the Independent Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedules indicate the range of the advisory fee at various net assets levels and the administrative fee each Fund was obligated to pay JNAM. For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

Prior to September 25, 2017, the advisory fee and administrative fee for each Fund was as follows:
	Advisory Fee (m-millions)		Administrative Fee (b-billions)
	$0 to $500m %	Over $500m %	$0 to $3b %	Over $3b %
JNL/American Funds Balanced Fund	0.65	0.60	0.15	0.13
JNL/American Funds Blue Chip Income and Growth Fund	0.70	0.70 - 0.65	0.15	0.13
JNL/American Funds Global Bond Fund	0.70	0.70 - 0.65	0.15	0.13
JNL/American Funds Global Small Capitalization Fund	0.75	0.75 - 0.70	0.15	0.13
JNL/American Funds Growth-Income Fund	0.70	0.70 - 0.65	0.15	0.13
JNL/American Funds International Fund	0.85	0.85 - 0.80	0.15	0.13
JNL/American Funds New World Fund	1.05	1.05 - 1.00	0.15	0.13
JNL Alt Funds	0.15	0.10	0.05	0.045
JNL/American Funds Funds of Funds	0.30	0.30 - 0.275	0.15	0.13
JNL/DFA Funds	0.30	0.30 – 0.275	0.15	0.13
JNL Allocation Funds	0.13	0.08	0.05	0.045
JNL/Franklin Templeton Founding Strategy Fund	0.00	0.00	0.05	0.045
JNL/Mellon Capital 10 x 10 Fund	0.00	0.00	0.05	0.045
JNL/Mellon Capital Index 5 Fund	0.00	0.00	0.05	0.045
JNL/MMRS Funds	0.30	0.30 - 0.25	0.05	0.045
JNL/S&P 4 Fund	0.00	0.00	0.05	0.045
JNL/S&P Funds	0.13	0.08	0.05	0.045

Effective September 25, 2017, the advisory fee and administrative fee for each Fund is as follows:

	Advisory Fee (m-millions) (b-billions)			Administrative Fee (b-billions)
	$0 to $500m %	$500m to $5b %	Over $5b %	$0 to $3b %	Over $3b %
JNL/American Funds Balanced Fund	0.55	0.50 – 0.49	0.48	0.15	0.13
JNL/American Funds Blue Chip Income and Growth Fund	0.60	0.60 – 0.54	0.53	0.15	0.13
JNL/American Funds Global Bond Fund	0.60	0.60 – 0.54	0.53	0.15	0.13
JNL/American Funds Global Small Capitalization Fund	0.65	0.65 – 0.59	0.58	0.15	0.13
JNL/American Funds Growth-Income Fund	0.60	0.60 – 0.54	0.53	0.15	0.13
JNL/American Funds International Fund	0.75	0.75 – 0.69	0.68	0.15	0.13
JNL/American Funds New World Fund	0.95	0.95 – 0.89	0.88	0.15	0.13
JNL/Vanguard Capital Growth Fund	0.525	0.525 – 0.49	0.48	0.15	0.13
JNL/Vanguard Equity Income Fund	0.525	0.525 – 0.49	0.48	0.15	0.13
JNL/Vanguard International Fund	0.675	0.675 – 0.64	0.63	0.15	0.13
JNL/Vanguard Small Company Growth Fund	0.625	0.625 – 0.59	0.58	0.15	0.13
JNL Alt Funds	0.15	0.10 – 0.095	0.09	0.05	0.045
JNL/American Funds Funds of Funds	0.20	0.20 – 0.165	0.155	0.15	0.13
JNL/DFA Funds	0.20	0.20 – 0.165	0.155	0.15	0.13
JNL Allocation Funds	0.13	0.08 – 0.075	0.07	0.05	0.045
JNL/Franklin Templeton Founding Strategy Fund	0.00	0.00	0.00	0.05	0.045
JNL/Mellon Capital 10 x 10 Fund	0.00	0.00	0.00	0.05	0.045
JNL/Mellon Capital Index 5 Fund	0.00	0.00	0.00	0.05	0.045
JNL/MMRS Funds	0.30	0.30 - 0.245	0.24	0.05	0.045
JNL/S&P 4 Fund	0.00	0.00	0.00	0.05	0.045
JNL/S&P Funds	0.13	0.08 – 0.075	0.07	0.05	0.045
JNL/Vanguard Global Bond Market Index Fund	0.20	0.20 – 0.165	0.155	0.15	0.13

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	Advisory Fee (m-millions) (b-billions)			Administrative Fee (b-billions)
	$0 to $500m %	$500m to $5b %	Over $5b %	$0 to $3b %	Over $3b %
JNL/Vanguard International Stock Market Index Fund	0.20	0.20 – 0.165	0.155	0.15	0.13
JNL/Vanguard U.S. Stock Market Index Fund	0.20	0.20 – 0.165	0.155	0.10	0.09

Advisory Fee Waivers. Pursuant to contractual fee waiver agreements, JNAM agreed to waive a portion of its advisory fees for each of the following Funds. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as expense waiver in each Fund’s Statement of Operations.

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets (%)
JNL/American Funds Balanced Fund[1]	0.40
JNL/American Funds Blue Chip Income and Growth Fund	0.43
JNL/American Funds Global Bond Fund	0.525 % for net assets between $0 - $1 billion and 0.50% for net assets over $1 billion
JNL/American Funds Global Small Capitalization Fund	0.55
JNL/American Funds Growth-Income Fund	0.35
JNL/American Funds International Fund	0.55
JNL/American Funds New World Fund	0.75
JNL/DFA Funds[2]	0.05
JNL/Vanguard Capital Growth Fund[3]	0.40
JNL/Vanguard Equity Income Fund[3]	0.40
JNL/Vanguard International Fund[3]	0.55
JNL/Vanguard Small Company Growth Fund[3]	0.50
JNL/Vanguard Global Bond Market Index Fund[3]	0.10
JNL/Vanguard International Stock Market Index Fund[3]	0.07
JNL/Vanguard U.S. Stock Market Index Fund[3]	0.06
[1] Prior to April 24, 2017, the voluntary fee waiver was 0.025% of net assets for the JNL/Capital Guardian Global Balanced Fund. [2] Effective July 1, 2017. [3] Effective September 25, 2017

Administrative Fee Waivers. Effective September 25, 2017, pursuant to a contractual fee waiver agreement, JNAM agreed to waive 0.05% of the administrative fees of the Class I shares of the JNL/DFA Funds. None of the waived administrative fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as expense waiver in each Fund’s Statement of Operations.

Distribution Fees. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Funds pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. Prior to July 1, 2017, the Funds’ Plan was structured as a reimbursement plan. Under a reimbursement plan, 12b-1 payments may not exceed the maximum 12b-1 fee or allowable distribution and related shareholding servicing expenses incurred by the distributor, as defined in the Plan. Effective July 1, 2017, the Funds’ Plan was restructured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, prior to September 25, 2017, the JNL/American Funds Master Feeder Funds, JNL/American Funds Funds of Funds and JNL/DFA Funds accrued the Rule 12b-1 fee daily, at the maximum annual rate up to 0.20% of the average daily net assets attributable to Class A shares. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Class A shares of the Funds changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of each Fund. Also, effective September 25, 2017, Class A shares of the JNL/Vanguard Master Feeder Funds, JNL Alt Funds, JNL Allocation Funds, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund, JNL/Vanguard Funds Funds of Funds, JNL/MMRS Funds, JNL/S&P 4 Fund and the JNL/S&P Funds began to charge a Rule 12b-1 fee at a maximum annual rate of 0.30% of the average daily net assets of the Class A shares of each Fund. Each Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund’s Statement of Operations.

Other Service Providers. JPM Chase and State Street Bank and Trust Company (“State Street”) act as custodians for the Funds.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for board of trustees fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in board of trustees fees set forth in the Statements of Operations.

NOTE 5. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds, with the exception of JNL/Vanguard Capital Growth Fund, JNL/Vanguard Equity Income Fund, JNL/Vanguard International Fund, JNL/Vanguard Small Company Growth Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard International Stock Market Index Fund and JNL/Vanguard U.S. Stock Market Index Fund, participate in the SCA with

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other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. The Participating Funds may borrow up to the lesser of $600,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. JNL/PPM America Floating Rate Income Fund, a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. These fees are allocated 25% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 75% to the other Participating Funds based on each fund’s net assets as a percentage of the Participating Funds’ total net assets. During the year, the Participating Funds paid an annual administration fee to JPM Chase, which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 6. FUND ACQUISITIONS

Tax Free Exchange. The following tables include information (in thousands) relating to acquisitions completed on September 25, 2017. The acquisitions were completed by a tax free exchange of shares for the acquired and acquiring Funds indicated below pursuant to plans of reorganization approved by the Board and in certain circumstances approved by the acquired Fund's shareholders. The purpose of the acquisitions were to combine Funds with similar investment objectives and strategies. Shares were issued at NAV based on the fair value of the assets received by the acquiring Funds. The cost basis of the investments received from the acquired Funds was carried forward to align ongoing reporting of the acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

		Acquired Fund		Acquiring Fund
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date($)	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date($)	Shares of Aquiring Fund Issued in Exchange
JNAM Guidance - Maximum Growth Fund	JNL Aggressive Growth Allocation Fund
Class A	Class A	256,697	17,879	1,098,142	88,563	20,704
JNAM Guidance - Equity 100 Fund	JNL Aggressive Growth Allocation Fund
Class A	Class A	91,780	6,388	1,098,142	88,563	7,403
JNL Institutional Alt 35 Fund	JNL Institutional Alt 25 Fund
Class A	Class A	1,790,144	108,635	1,509,337	91,565	108,635
JNL Alt 65 Fund	JNL Institutional Alt 50 Fund
Class A	Class A	506,396	32,501	2,434,479	146,424	30,448
JNAM Guidance - Growth Fund	JNL Growth Allocation Fund
Class A	Class A	318,270	24,701	2,090,335	160,600	24,454
JNAM Guidance - Moderate Growth Fund	JNL Moderate Growth Allocation Fund
Class A	Class A	879,911	65,808	1,539,632	115,917	66,254

Immediately prior to the reorganization, the cost, market value and unrealized appreciation (depreciation) of investments (in thousands) for the acquired Funds were as follows:

Acquired Fund	Cost of Investments($)	Value of Investments($)	Net Unrealized Appreciation($)
JNAM Guidance - Maximum Growth Fund	229,871	256,712	26,841
JNAM Guidance - Equity 100 Fund	79,342	91,796	12,454
JNL Institutional Alt 35 Fund	1,712,984	1,791,642	78,658
JNL Alt 65 Fund	502,582	506,623	4,041
JNAM Guidance - Growth Fund	291,586	318,565	26,979
JNAM Guidance - Moderate Growth Fund	812,128	880,482	68,354

Assuming the acquisitions had been completed on January 1, 2017, the acquiring Funds’ unaudited pro forma results of operations (in thousands) for the year ended December 31, 2017, would have been:

Acquiring Fund	Net Investment Income($)	Net Realized Gain($)	Net Change in Unrealized Appreciation($)	Net Change in Net Assets from Operations($)
JNL Institutional Alt 25 Fund	28,929	300,384	89,426	418,739
JNL Institutional Alt 50 Fund	30,562	125,405	140,278	296,245
JNL Moderate Growth Allocation Fund	19,094	260,370	37,579	317,043
JNL Growth Allocation Fund	15,670	320,111	54,457	390,238
JNL Aggressive Growth Allocation Fund	7,330	213,426	38,950	259,706

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Because the combined investment portfolios have been managed as a single integrated portfolio since each acquisition was completed, it is not practicable to separate the amounts of net investment income (loss) and net realized and unrealized gain (loss) of the acquired Funds that has been included in each acquiring Fund’s Statement of Operations since September 25, 2017 for the acquisition.

NOTE 7. INCOME TAX MATTERS

JNL/American Funds Blue Chip Income and Growth Fund, JNL/American Funds Growth-Income Fund, JNL/Vanguard Capital Growth Fund, JNL/Vanguard Equity Income Fund, JNL/Vanguard International Fund, JNL/Vanguard Small Company Growth Fund, JNL Institutional Alt 25 Fund, JNL Institutional Alt 50 Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, JNL Aggressive Growth Allocation Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund, JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund, JNL/MMRS Moderate Fund, JNL/S&P 4 Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard International Stock Market Index Fund and JNL/Vanguard U.S. Stock Market Index Fund are treated as partnerships for federal income tax purposes. These Funds are generally not subject to federal income tax, and therefore, there is no provision for federal income taxes. Each Fund is a separate entity for federal income tax purposes.

JNL/American Funds Balanced Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL/DFA Growth Allocation Fund and JNL/DFA Moderate Growth Allocation Fund are each treated as a separate tax payer for federal income tax purposes. Each of these Funds intends to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. The Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current tax law, interest, dividends and capital gains paid by these Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information for Funds treated as RICs is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: consent dividends, distribution adjustments, foreign currency reclassifications and reclassifications on the sale of real estate investment trust and passive foreign investment company securities. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Undistributed Net Investment Income (Loss)($)	Accumulated Net Realized Gain (Loss)($)	Paid-in Capital($)
JNL/American Funds Balanced Fund	(3,535)	3,535	—
JNL/American Funds Global Bond Fund	2,912	(2,912)	—
JNL/American Funds International Fund	537	(537)	—
JNL/DFA Growth Allocation Fund	1,557	(1,551)	(6)
JNL/DFA Moderate Growth Allocation Fund	870	(866)	(4)

At December 31, 2017, the following Funds treated as RICs had capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

	Expiring Capital Loss Carryforwards		Capital Loss Carryforwards with No Expiration
	Year(s) of Expiration	Amount ($)	Short Term ($)	Long Term ($)	Total ($)
JNL/American Funds Global Bond Fund	—	—	—	1,364	1,364

As of December 31, 2017, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for Funds treated as RICs for federal income tax purposes were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/American Funds Balanced Fund	751,137	23,717	(125)	23,592
JNL/American Funds Global Bond Fund	535,341	4,528	(19,493)	(14,965)
JNL/American Funds Global Small Capitalization Fund	633,868	70,082	(21,587)	48,495
JNL/American Funds International Fund	1,794,595	232,665	(2,949)	229,716
JNL/American Funds New World Fund	1,248,427	161,303	(264)	161,039

90

JNL Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2017

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/DFA Growth Allocation Fund	78,067	2,799	(561)	2,238
JNL/DFA Moderate Growth Allocation Fund	62,915	1,698	(459)	1,239

As of December 31, 2017, for Funds treated as RICs, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/American Funds Balanced Fund	16,485	48,625	23,552	—
JNL/American Funds Global Bond Fund	3,167	—	(14,980)	(1,364)
JNL/American Funds Global Small Capitalization Fund	765	4,361	48,481	—
JNL/American Funds International Fund	17,316	17,535	229,691	—
JNL/American Funds New World Fund	7,382	635	161,015	—
JNL/DFA Growth Allocation Fund	—	22	2,239	—
JNL/DFA Moderate Growth Allocation Fund	—	13	1,240	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2017 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)
JNL/American Funds Balanced Fund	9,782	6,395
JNL/American Funds Global Bond Fund	1,643	—
JNL/American Funds Global Small Capitalization Fund	1,107	89,562
JNL/American Funds International Fund	11,169	86,516
JNL/American Funds New World Fund	3,707	—
JNL/DFA Growth Allocation Fund	1,135	1,204
JNL/DFA Moderate Growth Allocation Fund	783	674

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2017.

The tax character of distributions paid (in thousands) during the Fund's fiscal year ended December 31, 2016 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
JNL/American Funds Balanced Fund	1,323	29,165	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2014, 2015, 2016 and 2017 which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2017.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

Board of Trustees. Effective January 1, 2018, two new Independent Trustees joined the Board and one retired. Effective January 1, 2018, the Board consists of 11 Trustees, which includes 10 Independent Trustees and one Interested Trustee.

No other events were noted that required adjustments to the financial statements or disclosure in the notes to the financial statements.

91

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within JNL Series Trust Master Feeder Funds and Funds of Funds including JNL/American Funds Balanced Fund, JNL/American Funds Blue Chip Income and Growth Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL/Vanguard Capital Growth Fund (commenced operations September 25, 2017), JNL/Vanguard Equity Income Fund (commenced operations September 25, 2017), JNL/Vanguard International Fund (commenced operations September 25, 2017), JNL/Vanguard Small Company Growth Fund (commenced operations September 25, 2017), JNL Institutional Alt 25 Fund, JNL Institutional Alt 50 Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/DFA Growth Allocation Fund (commenced operations April 24, 2017), JNL/DFA Moderate Growth Allocation Fund (commenced operations April 24, 2017), JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, JNL Aggressive Growth Allocation Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund, JNL/S&P 4 Fund, JNL/Vanguard Global Bond Market Index Fund (commenced operations September 25, 2017), JNL/Vanguard International Stock Market Index Fund (commenced operations September 25, 2017), JNL/Vanguard U.S. Stock Market Index Fund (commenced operations September 25, 2017), JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund, JNL/MMRS Moderate Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund and JNL/S&P Managed Aggressive Growth Fund (the “Funds”) as of December 31, 2017, the related statements of operations, for the year (or period since commencement of operations) then ended, the statements of changes in net assets for each of the years (or period since commencement of operations) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of certain JNL investment companies since 2001.

Chicago, Illinois

February 23, 2018

92

JNL Series Trust Master Feeder Funds and Funds of Funds

Additional Disclosures (Unaudited)

December 31, 2017

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡^	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)††
JNL/American Funds Balanced Fund
Class A	0.89	1,000.00	1,072.40	4.65	1,000.00	1,020.72	4.53
Class I	0.63	1,000.00	1,073.90	3.29	1,000.00	1,022.03	3.21
JNL/American Funds Blue Chip Income and Growth Fund
Class A	1.00	1,000.00	1,104.90	5.31	1,000.00	1,020.16	5.09
Class I	0.74	1,000.00	1,106.40	3.93	1,000.00	1,021.48	3.77
JNL/American Funds Global Bond Fund
Class A	1.09	1,000.00	1,016.40	5.54	1,000.00	1,019.71	5.55
Class I	0.84	1,000.00	1,018.20	4.27	1,000.00	1,020.97	4.28
JNL/American Funds Global Small Capitalization Fund
Class A	1.30	1,000.00	1,116.00	6.93	1,000.00	1,018.65	6.61
Class I	1.03	1,000.00	1,117.20	5.50	1,000.00	1,020.01	5.24
JNL/American Funds Growth-Income Fund
Class A	0.94	1,000.00	1,112.60	5.01	1,000.00	1,020.47	4.79
Class I	0.66	1,000.00	1,114.00	3.52	1,000.00	1,021.88	3.36
JNL/American Funds International Fund
Class A	1.17	1,000.00	1,112.90	6.23	1,000.00	1,019.31	5.96
Class I	0.90	1,000.00	1,113.70	4.79	1,000.00	1,020.67	4.58
JNL/American Funds New World Fund
Class A	1.43	1,000.00	1,129.10	7.67	1,000.00	1,018.00	7.27
Class I	1.16	1,000.00	1,130.20	6.23	1,000.00	1,019.36	5.90
JNL/Vanguard Capital Growth Fund
Class A*	0.94	1,000.00	1,080.00	2.62	1,000.00	1,020.47	4.79
Class I*	0.64	1,000.00	1,082.00	1.79	1,000.00	1,021.98	3.26
JNL/Vanguard Equity Income Fund
Class A*	0.89	1,000.00	1,067.00	2.47	1,000.00	1,020.72	4.53
Class I*	0.59	1,000.00	1,069.00	1.64	1,000.00	1,022.23	3.01
JNL/Vanguard International Fund
Class A*	0.97	1,000.00	1,034.00	2.65	1,000.00	1,020.32	4.94
Class I*	0.67	1,000.00	1,034.00	1.83	1,000.00	1,021.83	3.41
JNL/Vanguard Small Company Growth Fund
Class A*	0.92	1,000.00	1,074.00	2.56	1,000.00	1,020.57	4.69
Class I*	0.62	1,000.00	1,075.00	1.73	1,000.00	1,022.08	3.16
JNL Institutional Alt 25 Fund
Class A	0.39	1,000.00	1,066.20	2.03	1,000.00	1,023.24	1.99
Class I*	0.17	1,000.00	1,036.40	0.46	1,000.00	1,024.35	0.87
JNL Institutional Alt 50 Fund
Class A	0.34	1,000.00	1,051.00	1.76	1,000.00	1,023.49	1.73
Class I*	0.17	1,000.00	1,031.30	0.46	1,000.00	1,024.35	0.87
JNL/American Funds Moderate Growth Allocation Fund
Class A	0.65	1,000.00	1,068.10	3.39	1,000.00	1,021.93	3.31
Class I*	0.35	1,000.00	1,034.70	0.96	1,000.00	1,023.44	1.79
JNL/American Funds Growth Allocation Fund
Class A	0.65	1,000.00	1,090.80	3.43	1,000.00	1,021.93	3.31
Class I*	0.35	1,000.00	1,046.10	0.96	1,000.00	1,023.44	1.79

93

JNL Series Trust Master Feeder Funds and Funds of Funds

Additional Disclosures (Unaudited)

December 31, 2017

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡^	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)††
JNL/DFA Growth Allocation Fund
Class A	0.60	1,000.00	1,088.60	3.16	1,000.00	1,022.18	3.06
Class I*	0.25	1,000.00	1,050.70	0.69	1,000.00	1,023.95	1.28
JNL/DFA Moderate Growth Allocation Fund
Class A	0.60	1,000.00	1,071.10	3.13	1,000.00	1,022.18	3.06
Class I*	0.26	1,000.00	1,040.30	0.71	1,000.00	1,023.89	1.33
JNL Moderate Growth Allocation Fund
Class A	0.35	1,000.00	1,061.10	1.82	1,000.00	1,023.44	1.79
Class I*	0.00	1,000.00	1,033.10	0.00	1,000.00	1,025.21	0.00
JNL Growth Allocation Fund
Class A	0.32	1,000.00	1,078.80	1.68	1,000.00	1,023.59	1.63
Class I*	0.15	1,000.00	1,043.00	0.41	1,000.00	1,024.45	0.77
JNL Aggressive Growth Allocation Fund
Class A	0.34	1,000.00	1,090.70	1.79	1,000.00	1,023.49	1.73
Class I*	0.15	1,000.00	1,048.40	0.41	1,000.00	1,024.45	0.77
JNL/Franklin Templeton Founding Strategy Fund
Class A	0.22	1,000.00	1,047.20	1.14	1,000.00	1,024.10	1.12
Class I*	0.04	1,000.00	1,026.40	0.11	1,000.00	1,025.00	0.20
JNL/Mellon Capital 10 x 10 Fund
Class A	0.22	1,000.00	1,104.60	1.17	1,000.00	1,024.10	1.12
Class I*	0.00	1,000.00	1,062.20	0.00	1,000.00	1,025.21	0.00
JNL/Mellon Capital Index 5 Fund
Class A	0.22	1,000.00	1,080.60	1.15	1,000.00	1,024.10	1.12
Class I*	0.00	1,000.00	1,054.00	0.00	1,000.00	1,025.21	0.00
JNL/MMRS Conservative Fund
Class A	0.52	1,000.00	1,049.80	2.69	1,000.00	1,022.58	2.65
Class I*	0.00	1,000.00	1,029.60	0.00	1,000.00	1,025.21	0.00
JNL/MMRS Growth Fund
Class A	0.52	1,000.00	1,106.50	2.76	1,000.00	1,022.58	2.65
Class I*	0.23	1,000.00	1,067.80	0.64	1,000.00	1,024.05	1.17
JNL/MMRS Moderate Fund
Class A	0.52	1,000.00	1,076.10	2.72	1,000.00	1,022.58	2.65
Class I*	0.09	1,000.00	1,048.50	0.25	1,000.00	1,024.75	0.46
JNL/S&P 4 Fund
Class A	0.21	1,000.00	1,119.60	1.12	1,000.00	1,024.15	1.07
Class I*	0.06	1,000.00	1,096.10	0.17	1,000.00	1,024.90	0.31
JNL/S&P Managed Conservative Fund
Class A	0.31	1,000.00	1,027.60	1.58	1,000.00	1,023.64	1.58
Class I*	0.00	1,000.00	1,013.60	0.00	1,000.00	1,025.21	0.00
JNL/S&P Managed Moderate Fund
Class A	0.30	1,000.00	1,046.80	1.55	1,000.00	1,023.69	1.53
Class I*	0.14	1,000.00	1,025.20	0.38	1,000.00	1,024.50	0.71
JNL/S&P Managed Moderate Growth Fund
Class A	0.30	1,000.00	1,068.20	1.56	1,000.00	1,023.69	1.53
Class I*	0.14	1,000.00	1,039.10	0.38	1,000.00	1,024.50	0.71
JNL/S&P Managed Growth Fund
Class A	0.30	1,000.00	1,090.80	1.58	1,000.00	1,023.69	1.53
Class I*	0.14	1,000.00	1,053.60	0.39	1,000.00	1,024.50	0.71
JNL/S&P Managed Aggressive Growth Fund
Class A	0.31	1,000.00	1,099.00	1.64	1,000.00	1,023.64	1.58
Class I*	0.15	1,000.00	1,059.10	0.41	1,000.00	1,024.45	0.77
JNL/Vanguard Global Bond Market Index Fund
Class A*	0.58	1,000.00	1,005.00	1.56	1,000.00	1,022.28	2.96
Class I*	0.28	1,000.00	1,006.00	0.75	1,000.00	1,023.79	1.43
JNL/Vanguard International Stock Market Index Fund
Class A*	0.58	1,000.00	1,045.00	1.59	1,000.00	1,022.28	2.96
Class I*	0.28	1,000.00	1,045.00	0.77	1,000.00	1,023.79	1.43
JNL/Vanguard U.S. Stock Market Index Fund
Class A*	0.54	1,000.00	1,071.00	1.50	1,000.00	1,022.48	2.75
Class I*	0.24	1,000.00	1,072.00	0.67	1,000.00	1,024.00	1.22

^ The annualized expense ratios for the Funds of Funds do not include expenses of the Funds of Funds’ Underlying Funds. The annualized expense ratios for the Master Funds include the expenses of both the Master and Feeder Fund.

94

JNL Series Trust Master Feeder Funds and Funds of Funds

Additional Disclosures (Unaudited)

December 31, 2017

† For Classes with at least 6-month’s operating history, expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period). For Classes with less than 6-month’s operating history, expenses paid during the period are equal to the annualized net expenses ratio, multiplied by the average account value over the period since inception, then multiplied by 98/365 (to reflect the period since the Class’ inception).

* Class A or Class I has less than 6-month’s operating history and the amounts reported in Expenses Using Actual Fund Return are not comparable to Expenses Using Hypothetical 5% Return.

‡ The expenses for the Funds' Class I shares were $0.00 for certain days during the period and this was a result of the net assets for the Fund being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses for the Funds' Class I shares were $0.01 for certain days during the period and this was a result of the net assets for the Fund being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

†† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available (1) without charge, upon request by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), (2) by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) by visiting www.jackson.com, and (4) by visiting the SEC’s website at www.sec.gov.

95

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)

	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (51) [1] 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (8/2014 to present, 8/2012 to present, and 12/2006 to present); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015)

Other Directorships Held by Trustee During Past 5 Years: None
Independent Trustees
Eric Anyah (50) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present); Executive Vice President and Chief Financial Officer, The Art Institute of Chicago (11/2008 to 9/2013)

Other Directorships Held by Trustee During Past 5 Years: None
Michael Bouchard (61) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2003 to present)	162
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (62) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	162
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director, Paylocity (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director (5/2003 to 6/2015), Governance Committee Member (5/2003 to 5/2013), Governance Committee Chair (5/2010 to 5/2013), Finance Committee Member (5/2003 to 5/2013), Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

William J. Crowley, Jr. (72) 1 Corporate Way Lansing, MI 48951	Chair of the Board 3 (1/2014 to present) Trustee 2 (1/2007 to present)	162
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (7/2009 to 7/2016), Audit Committee Member (7/2009 to 9/2013), Audit Committee Chair (5/2012 to 9/2013), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

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Trustees and Officers of JNL Series Trust (“Trust”)

	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Trustee
Michelle Engler (59) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2003 to present)	162
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None
John Gillespie (64) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present)

Other Directorships Held by Trustee During Past 5 Years: None
William R. Rybak (66) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	162
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2010 to present), Board Chair (2/2016 to present), Audit Committee Chair (2012 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present) and Governance Committee Chair (2004 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017), Audit Committee Chair (5/2013 to 6/2017), Business Risk Committee Chair (5/2009 to 5/2013), PrivateBancorp Inc.

Mark S. Wehrle (60) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	162
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Delta Dental of Colorado (1/2012 to present); Trustee, Curian Series Trust (7/2013 to 2/2016)
Edward Wood (61) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	162
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (62) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	162
Principal Occupation(S) During Past 5 Years: Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (12/2007 to present)
Other Directorships Held by Trustee During Past 5 Years: None
[1] Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3]  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

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Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (34) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Attorney of JNAM (11/2011 to 10/2013); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present and 5/2012 to present); Vice President and Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Kelly L. Crosser (45) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)

Principal Occupation(s) During Past 5 Years:

Manager of Legal Regulatory Filings and Print, JNAM (1/2018 to present); Manager of Legal Regulatory Filings and Print, Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 9/2007 to present); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Steven J. Fredricks (47) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/2005 to present) Anti-Money Laundering Officer (12/2015 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (2/2013 to present); Chief Compliance Officer of JNAM (1/2005 to present); Chief Compliance Officer of other investment companies advised by JNAM (1/2018 to present, 8/2012 to present, and 1/2005 to present); Anti-Money Laundering Officer of other investment companies advised by JNAM (1/2018 to present and 12/2015 to present)

William P. Harding (43) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of JNAM (10/2012 to 6/2014); Vice President of other investment companies advised by JNAM (5/2014 to present and 11/2012 to present); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of Curian Series Trust (5/2014 to 2/2016)

Karen J. Huizenga (52) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)

Principal Occupation(s) During Past 5 Years:

Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Treasurer of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 12/2008 to present); Assistant Treasurer of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Treasurer of Curian Series Trust (11/2010 to 2/2016)

Daniel W. Koors (47) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer and Chief Financial Officer (9/2016 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (1/2018 to present, 8/2012 to present, and 12/2006 to present); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to present and 10/2011 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (11/2017 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

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Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Kristen K. Leeman (42) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)

Principal Occupation(s) During Past 5 Years:

Regulatory Analyst of JNAM (1/2018 to present); Regulatory Analyst of Jackson (2/2014 to 12/2017); Senior Paralegal of Jackson (3/2006 to 2/2014); Assistant Secretary of other investment companies advised by JNAM (1/2018 to present, 8/2012 to present, and 6/2012 to present)

Mia K. Nelson (35) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (8/2017 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President – Tax of JNAM (3/2017 to present); Director – Tax of JNAM (3/2015 to 3/2017); Manager – Tax of JNAM (5/2013 to 3/2015); Assistant Vice President of other investment companies advised by JNAM (9/2017 to present and 8/2017 to present); Manager – Tax, Calamos Investments (2/2012 to 5/2013)

Joseph B. O’Boyle (55) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Vice President of other investment companies advised by JNAM (1/2018 to present); Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Michael T. Piszczek (60) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)

Principal Occupation(s) During Past 5 Years:

Vice President – Tax of JNAM (7/2011 to present); Vice President of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 11/2007 to present); Vice President of Curian Series Trust (11/2010 to 2/2016)

Susan S. Rhee (46) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (2/2004 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 2/2004 to present); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Vice President, Chief Legal Officer, and Secretary of Curian Series Trust (11/2010 to 2/2016)

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Trustees and Officers of JNL Series Trust (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are Independent Trustees of the Trust, received from the Trust the compensation amounts indicated for the services as such for the 12-month period ended December 31, 2017:

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex [1]
Eric O. Anyah[10]	$0	$0	$0	$0
Michael Bouchard	$271,130	$0	$0	$304,500 [8]
Ellen Carnahan	$268,904	$0	$0	$302,000 [3]
William J. Crowley, Jr.[2]	$316,095	$0	$0	$355,000 [4]
Michelle Engler	$255,549	$0	$0	$287,000
John Gillespie	$264,452	$0	$0	$297,000 [5]
Richard McLellan[9]	$251,097	$0	$0	$282,000
William R. Rybak	$277,808	$0	$0	$312,000
Mark S. Wehrle[10]	$0	$0	$0	$0
Edward Wood	$268,904	$0	$0	$302,000 [6]
Patricia Woodworth	$251,097	$0	$0	$282,000 [7]

1 The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust, JNL Investor Series Trust, JNL Variable Fund LLC, and JNL Strategic Income Fund LLC (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the Independent Trustees is $2,723,500.

2  Mr. Crowley is an ex-officio member of the Governance Committee and the Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.

3  Amount includes $151,000 deferred by Ms. Carnahan.

4  Amount includes $195,250 deferred by Mr. Crowley.

5  Amount includes $148,500 deferred by Mr. Gillespie.

6  Amount includes $151,000 deferred by Mr. Wood.

7  Amount includes $282,000 deferred by Ms. Woodworth.

8  Amount includes $11,737.50 deferred by Mr. Bouchard.

9  Mr. McLellan retired from service from the Board of the Fund Complex effective December 31, 2017.

10  Messrs. Anyah and Wehrle commenced service on the Board of the Fund Complex effective January 1, 2018.

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan, 48909-7814 or by visiting www.jackson.com.

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JNL Series Trust

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(Master-Feeder Funds and Funds-of-Funds)

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate Funds (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s Sub-Adviser(s), including certain sub-subadvisers (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”).

At meetings on June 1-2, 2017 and August 28-30, 2017, the Board, including all of the trustees, who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) considered information relating to the continuation of these Agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2018.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services of each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including but not limited to the oversight of the Sub-Advisers pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor, transfer agent, and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund as described in quarterly reports prepared by JNAM. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the performance of each Fund, including how the Fund’s gross performance (unless otherwise noted) compared to the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark

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(“benchmark”) index. For certain Funds, the Board considered the relevant custom benchmark, blended benchmark, or custom peer group. This consideration was based on JNAM’s assertion that the custom or blended benchmark or custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark index or peer group for certain Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information. With respect to these peer groups and custom peer groups, the Board further considered that comparison to these groups provides a helpful way to measure the Funds’ performance, but noted that peer universes are constantly evolving, and as such, the Funds’ peer groups and, where applicable, custom peer groups, may change from time to time. The performance reviewed by the Board was for periods ended on December 31, 2016 (unless otherwise noted). When available, the Board considered one-, three-, five- and ten-year performance.

JNL Aggressive Growth Allocation Fund (formerly, JNL Disciplined Growth Fund). The Board considered that, after expenses, the Fund outperformed its custom peer group for the one-year period, though it underperformed for the other periods. The Board also considered that, after expenses, the Fund underperformed its blended benchmark for all periods. The Board also took into account the Fund’s recent performance improvement as of March 31, 2017, noting that, after expenses, the Fund outperformed the blended benchmark and custom peer group for the year-to-date and one-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Alt 65 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. It took into account JNAM’s assertion that, due to the unique investment mandate, the blended benchmark provides the most meaningful performance comparison, followed by the Fund’s custom peer group. The Board considered that, after expenses, the Fund outperformed its blended benchmark for the five-year period, though it underperformed for the other periods. The Board also noted that, after expenses, the Fund underperformed its custom peer group for all periods. The Board noted JNAM’s assertion that the Fund’s relative underperformance against its custom peer group was due, in part, to the Fund’s dedicated alternatives exposure, as the funds in the custom peer group do not hold as significant an amount of alternatives. The Board also considered that the Fund will be merged into the JNL Institutional Alt 50 Fund on or about September 25, 2017. In light of the upcoming merger, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Balanced Fund (formerly, JNL/Capital Guardian Global Balanced Fund). The Board noted that the Fund was restructured to operate as a “feeder fund” of the Master Fund effective April 24, 2017 and performance data reflecting its current structure encompassed less than one calendar year. The Board noted that it would be prudent to allow the team more time to develop its performance record with the Fund in its current structure. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Blue Chip Income and Growth Fund. The Board considered that the Fund outperformed its peer group and benchmark for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Global Bond Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods, though it underperformed its peer group for these periods. The Board further noted JNAM’s assertion that, due in part to the wide range of strategies within the peer group, it may be more appropriate to compare the Fund versus its benchmark rather than the peer group, and as a result, it also considered that the Fund outperformed its benchmark in four of the past five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Global Small Capitalization Fund. The Board noted JNAM’s assertion that a custom peer group was more representative of the Fund’s performance, given its exposure to global small cap securities. The Board noted that the Fund outperformed its custom peer group for the three-year period though it underperformed its peer group for the one- and five-year periods and benchmark for all periods. The Board further considered that the Fund’s performance for the five-year period ranked in the 55th percentile of its custom peer group. The Board also observed the Fund’s recent performance, noting that the Fund outperformed its custom peer group and benchmark over the year-to-date period ended March 31, 2017. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Growth Allocation Fund. The Board considered that the Fund outperformed its custom peer group for the three-year period, though underperformed for the one-year period. The Board also considered that the Fund outperformed its blended benchmark for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Fund’s Agreement.

JNL/American Funds Growth-Income Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods and its benchmark for the five-year period, though it underperformed its benchmark for the other periods. The Board noted JNAM’s assertion that the peer group provides the most meaningful performance comparison for the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds International Fund. The Board noted that the Fund outperformed its benchmark for the three- and five-year periods, though it underperformed its benchmark for the one-year period. The Board also noted that the Fund outperformed its peer group for the one-year period ranking in the 5th percentile, though it underperformed its peer group for the other periods. The Board considered JNAM’s assertion that the Fund’s benchmark is a better comparative source against which to measure performance because the benchmark is more consistent with the Fund’s investment strategy, particularly because, unlike the Fund’s peer category, the benchmark is broad-based and is comprised of holdings that more closely mirror the types of holdings in the Fund’s portfolio. The Board further considered that the Fund outperformed its benchmark for the one-, three- and five-year periods

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ended March 31, 2017. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/American Funds Moderate Growth Allocation Fund (formerly, JNL/American Funds Balanced Allocation Fund). The Board considered that the Fund outperformed its custom peer group and blended benchmark for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Fund’s Agreement.

JNL/American Funds New World Fund. The Board noted JNAM’s assertion that a custom peer group was more representative of the Fund’s performance given its exposure to certain international securities held in developing markets. The Board considered that the Fund outperformed its custom peer group for the three- and five-year periods (ranking in the 31st and 9th percentiles of the custom peer group, respectively), though it underperformed for the one-year period. The Board also considered that the Fund underperformed its benchmark for these periods, but noted that the Fund outperformed its benchmark for the year-to-date period ended June 30, 2017. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/DFA Growth Allocation Fund and JNL/DFA Moderate Growth Allocation Fund (formerly, JNL/DFA Moderate Allocation Fund). The Board noted that each Fund commenced operations in April 2017 and had less than one year of performance data. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with each Fund. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew each Fund’s Agreement.

JNL/Franklin Templeton Founding Strategy Fund. The Board considered that, after expenses, the Fund outperformed its blended benchmark for the one- and five-year periods, though it underperformed for the three-year period. The Board noted that, as the Fund invests equally in only three underlying funds, its investment performance will depend on the performance of the underlying funds, each of whose performance is evaluated by the Board separately. Given these considerations, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Growth Allocation Fund (formerly, JNL Disciplined Moderate Growth Fund). The Board considered that, after expenses, the Fund outperformed its custom peer group for the three- and five-year periods, though it underperformed for the one-year period. The Board also considered that, after expenses, the Fund underperformed its blended benchmark for all periods. The Board also took into account the Fund’s recent performance, noting that, after expenses, the Fund outperformed its custom peer group and benchmark for the year-to-date and one-year period ended March 31, 2017. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Institutional Alt 25 Fund (formerly, JNL Institutional Alt 20 Fund). The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. It also noted JNAM’s assertion that, due to the unique investment mandate, the blended benchmark provides the most meaningful performance comparison, followed by the Fund’s custom peer group. The Board therefore considered that, after expenses, the Fund outperformed its blended benchmark for the one- and five-year periods (though it underperformed its blended benchmark for the three-year period). It also noted that, after expenses, the Fund underperformed its custom peer group for all periods. The Board took into account the Fund’s recent performance, noting that, after expenses, the Fund outperformed its blended benchmark and custom peer group for the one-year period ended June 30, 2017. The Board further considered the recent steps JNAM has taken to enhance its management of the Fund, including its assumption of full managerial responsibility in April 2015 and its proposal of investment strategy changes effective on or about September 25, 2017, and noted JNAM’s assertion that over a full market cycle, it expects these steps to contribute to the Fund’s performance. The Board concluded that it would be in the best interests of the Fund and its shareholders to allow JNAM to continue developing its performance record for the Fund and to renew the Agreement.

JNL Institutional Alt 35 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. It also took into account JNAM’s assertion that, due to the unique investment mandate, the blended benchmark provides the most meaningful performance comparison, followed by the Fund’s custom peer group. The Board considered that, after expenses, the Fund outperformed its blended benchmark for the one- and five-year periods (though it underperformed its blended benchmark for the three-year period). The Board also noted that, after expenses, the Fund underperformed its custom peer group for all periods. The Board further noted that the Fund will be merged into the JNL Institutional Alt 20 Fund on or about September 25, 2017. In light of the upcoming merger, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Institutional Alt 50 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. It also noted JNAM’s assertion that, due to the Fund’s unique investment mandate, the blended benchmark provides the most meaningful performance comparison, followed by the Fund’s custom peer group. The Board therefore considered that, after expenses, the Fund lagged its blended benchmark by only one basis point for the one-year period and outperformed its blended benchmark for the five-year period, though it underperformed its blended benchmark for the three-year period. The Board also noted that, after expenses, the Fund underperformed its custom peer group for all periods. The Board considered the recent steps JNAM has taken to enhance its management of the Fund, including its assumption of full managerial responsibility in April 2015. It further took into account JNAM’s assertions that the Fund’s underperformance was due, in part, to the fact that few of the Fund’s peers have as significant and dedicated exposure to alternatives as the Fund does, and that the Fund’s alternatives exposure is expected to provide improved performance over a full market cycle. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/Mellon Capital 10 x 10 Fund. The Board considered that, after expenses, the Fund underperformed its blended benchmark for all

103

periods. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board also took into account that, since the Fund invests in six underlying funds, its investment performance will depend on the performance of those underlying funds, each of whose performance is evaluated by the Board separately. Given these considerations, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/Mellon Capital Index 5 Fund. The Board considered that, after expenses, the Fund underperformed its custom benchmark for all periods. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board also took into account that, since the Fund invests equally in five underlying funds, its investment performance will depend on the performance of those underlying funds, each of whose performance is evaluated by the Board separately. Given these considerations, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund and JNL/MMRS Moderate Fund. The Board noted each Fund’s unique investment mandate and considered information from JNAM indicating that each Fund is managed in a manner consistent with that mandate. The Board considered that, after expenses, each Fund underperformed its custom peer group and blended benchmark for the one-year period. The Board also considered each Fund’s recent performance, noting that, after expenses, each Fund outperformed its custom peer group and blended benchmark for the year-to-date period ended March 31, 2017. The Board noted that each Fund commenced operations in April 2014 and that, therefore, it would be prudent to allow the team more time to develop its performance record with each Fund. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew each Fund’s Agreements.

JNL Moderate Growth Allocation Fund (formerly, JNL Disciplined Moderate Fund). The Board considered that, after expenses, the Fund outperformed its custom peer group for the one-, three- and five-year periods and outperformed its blended benchmark for the one- and five-year periods, though it underperformed for the three-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/S&P 4 Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board considered that, after expenses, the Fund outperformed its benchmark for the five-year period, though it underperformed for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/S&P Managed Aggressive Growth Fund and JNL/S&P Managed Growth Fund. The Board took into account that, after expenses, each Fund outperformed its custom peer group for the three-, five- and ten-year periods, though underperformed for the one-year period. The Board also considered that, after expenses, each Fund underperformed its blended benchmark for all periods. The Board noted JNAM’s assertion that the custom peer group provides the more meaningful performance comparison for each Fund because the funds included in the peer group are more narrowly screened for similar investment allocations as selected by an independent third party. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew each Fund’s Agreements.

JNL/S&P Managed Conservative Fund. The Board considered that, after expenses, the Fund outperformed its custom peer group and blended benchmark for the one-year period, though it underperformed both for the other periods. The Board further considered that the Fund outperformed (after expenses) its custom peer group and blended benchmark for the year-to-date and one-year periods ended March 31, 2017. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Managed Moderate Fund. The Board took into account that, after expenses, the Fund outperformed its custom peer group for the one-, three-, five- and ten-year periods and outperformed its blended benchmark for the one-year period, though it underperformed its blended benchmark for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Managed Moderate Growth Fund. The Board took into account that, after expenses, the Fund outperformed its custom peer group for the five- and ten-year periods, though it underperformed for the other periods. The Board also considered that the Fund underperformed, after expenses, its blended benchmark for all periods. The Board further considered the Fund’s recent performance, noting that, after expenses, the Fund outperformed its custom peer group and blended benchmark for the year-to-date and one-year periods ended March 31, 2017. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser(s). For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared, but took into account information regarding the series of Jackson Variable Series Trust, which is also advised by JNAM. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. The Board noted that comparison to peer groups provides a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer

104

groups may change from time to time.

The Board also took into account that various fee reductions and other fee changes will be implemented for certain Funds on or about September 25, 2017. It noted that these reductions will serve to further reduce certain Funds’ advisory fees and/or total expense ratios.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL Aggressive Growth Allocation Fund (formerly, JNL Disciplined Growth Fund) and JNL Growth Allocation Fund (formerly, JNL Disciplined Moderate Growth Fund). The Board took into account that each Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are lower than the respective peer group averages. The Board noted that each of the Funds’ underlying funds is subject to individual oversight. The Board also considered that each Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL Alt 65 Fund. The Board noted that the Fund’s total expense ratio (excluding underlying fund expenses) is lower than the peer group average, though its advisory fee is higher than the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Balanced Fund (formerly, JNL/Capital Guardian Global Balanced Fund). The Board considered that the Fund’s advisory fee is lower than the peer group average, though the Fund’s total expense ratio (including Master Fund expenses) is higher than the peer group average. The Board noted that the Fund’s total expense ratio (including Master Fund expenses) is within three basis points of the peer group average. The Board further considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Blue Chip Income and Growth Fund and JNL/American Funds Global Small Capitalization Fund. The Board noted that each Fund’s advisory fee and total expense ratio (including Master Fund expenses) are lower than the respective peer group averages. The Board considered that each Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/American Funds Global Bond Fund. The Board noted that the Fund’s advisory fee is lower than the peer group average, though its total expense ratio (including Master Fund expenses) is eight basis points higher than the peer group average. The Board took into account that the Fund’s total expense ratio is within five basis points of the peer group median. The Board also noted that the peer group contains only one other master-feeder fund and that the Fund’s total expense ratio is lower than that master-feeder fund’s total expense ratio. The Board considered that the Fund has no sub-advisory fee. The Board also noted the additional advisory fee breakpoints JNAM will be implementing on or about September 25, 2017, which will serve to reduce the Fund’s total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Growth Allocation Fund. The Board considered that the Fund’s advisory fee and total expense ratio (including underlying fund expenses) are higher than the respective peer group averages. The Board considered that the Fund has no sub-advisory fee. It further considered JNAM’s assertion that additional underlying investment options for the Fund, approved by the Board at the June 1-2, 2017 meeting, are expected to lower the Fund’s total expense ratio (including underlying fund expenses). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Growth-Income Fund and JNL/American Funds International Fund. The Board noted that each Fund’s advisory fee is lower than the peer group average, though each Fund’s total expense ratio (including Master Fund expenses) is higher than the peer group average. The Board considered that each Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/American Funds Moderate Growth Allocation Fund (formerly, JNL/American Funds Balanced Allocation Fund). The Board noted that the Fund’s advisory fee and total expense ratio (including underlying fund expenses) are higher than the respective peer group averages, though the total expense ratio (including underlying fund expenses) is only two basis points above the peer group average. It further considered JNAM’s assertion that additional underlying investment options for the Fund, approved by the Board at the June 1-2, 2017 meeting, are expected to lower the Fund’s total expense ratio (including underlying fund expenses). The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds New World Fund. The Board noted that the Fund’s advisory fee is lower than the peer group average, though the Fund’s total expense ratio (including Master Fund expenses) is only four basis points higher than the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DFA Growth Allocation Fund and JNL/DFA Moderate Growth Allocation Fund (formerly, JNL/DFA Moderate Allocation Fund). The Board considered that each Fund’s total expense ratio (including underlying expenses) is lower than the peer group average, though the advisory fee is higher than the peer group average. The Board noted that each Fund does not have a sub-advisory fee. The Board also took into account that JNAM

105

entered into a contractual agreement to waive .05% of each Fund’s advisory fee on all assets effective July 1, 2017. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund and JNL/S&P 4 Fund. The Board considered that each Fund has no advisory or sub-advisory fees. The Board noted that each Fund’s total expense ratio (excluding underlying Fund expenses) is lower than its peer group average and each of the underlying funds is subject to individual oversight by the Board. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL Institutional Alt 25 Fund (formerly, JNL Institutional Alt 20 Fund), JNL Institutional Alt 35 Fund and JNL Institutional Alt 50 Fund. The Board noted that each Fund’s total expense ratio (excluding underlying fund expenses) is lower than the peer group average, though each Fund’s advisory fee is one basis point higher than its peer group average. The Board considered that each Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/MMRS Conservative Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio (excluding underlying expenses) are higher than their respective peer group averages and each of the Fund’s underlying funds is subject to individual oversight. The Board also took into account the additional advisory fee breakpoints JNAM will be implementing on or about September 25, 2017, which will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/MMRS Growth Fund. The Board considered that the Fund’s total expense ratio (excluding underlying fund expenses) is lower than its peer group average. The Board also noted that the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/MMRS Moderate Fund. The Board considered that the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board also noted that the Fund’s total expense ratio (excluding underlying expenses) is only one basis point higher than the peer group average and each of the Fund’s underlying funds is subject to individual oversight. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Moderate Growth Allocation Fund (formerly, JNL Disciplined Moderate Fund). The Board took into account that the Fund’s total expense ratio (excluding underlying Fund expenses) is equal to its peer group average and that the Fund’s advisory fee is within two basis points of the peer group average. The Board noted that each of the Fund’s underlying funds is subject to individual oversight. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Managed Aggressive Growth Fund and JNL/S&P Managed Growth Fund. The Board took into account that each Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and each Fund’s total expense ratio (excluding underlying fund expenses) is equal to its peer group average. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/S&P Managed Conservative Fund. The Board took into account that the Fund’s sub-advisory fee is lower than to the peer group average and the Fund’s advisory fee is equal to the peer group average. The Board also noted that the total expense ratio (excluding underlying fund expenses) is only one basis point higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Managed Moderate Fund. The Board took into account that the Fund’s advisory fee and total expense ratio (excluding underlying fund expenses) are only one basis point higher than their respective peer group averages. The Board also considered the Fund’s sub-advisory fee and that the Fund does not have any sub-advised funds in its peer group. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Managed Moderate Growth Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages. The Board also noted that the total expense ratio (excluding underlying fund expenses) is only three basis points higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase. The Board concluded that the advisory fees in some measure share economies of scale with shareholders. The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

106

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also noted that certain Sub-Advisers pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manage. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Funds’ distributor, that Sub-Advisers are not required to participate in the meetings and that recommendations to hire or fire Sub-Advisers are not influenced by a Sub-Adviser’s willingness to participate in the meetings. In addition, the Board considered that certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for its activities, in addition to payments for marketing and conferences. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s). The Board also considered that, in the case of J.P. Morgan Investment Management, Inc. (“JPMorgan”), affiliates serve as the custodian and/or the securities lending agent for the Funds, as well as for JNL Variable Fund LLC, JNL Investors Series Trust, and JNL Strategic Income Fund LLC. The Board considered that each service provided to the Funds by JPMorgan affiliates are pursuant to a written agreement, which the Board evaluates periodically as required by law.

107

Supplement Dated December 1, 2017

To The Prospectus Dated September 25, 2017

JNL® Series Trust

Please note that the changes impact your variable annuity product(s).

All changes are effective immediately.

In the section “Summary Overview of Each Fund,” sub-section “Principal Investment Strategies,” for the JNL/Vanguard U.S. Stock Market Index Fund, please delete the first and second paragraphs and the bulleted list in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Admiral Class shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the Vanguard U.S. Stock Index Large-Capitalization Funds, Vanguard U.S. Stock Index Small-Capitalization Funds, and Vanguard U.S. Stock Index Mid-Capitalization Funds (“Vanguard Funds”). Not all Funds of the Vanguard Funds are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

Under normal circumstances, the Fund will allocate its assets to the following Underlying Funds:

• Vanguard Value Index Fund Admiral Shares;

• Vanguard Growth Index Fund Admiral Shares;

• Vanguard Large-Cap Index Fund Admiral Shares;

• Vanguard Total Stock Market Index Fund Admiral Shares;

• Vanguard Small-Cap Index Fund Admiral Shares; and

• Vanguard Mid-Cap Index Fund Admiral Shares.

In the section “Summary Overview of Each Fund,” sub-section “Principal Investment Strategies,” for the JNL/Vanguard U.S. Stock Market Index Fund, please delete fifth paragraph in the entirety and replace with the following:

Each Underlying Fund employs an indexing investment approach designed to passively track the performance of an index. Each of the Vanguard Value Index Fund, Vanguard Growth Index Fund, Vanguard Large-Cap Index Fund, Vanguard Small-Cap Index Fund, and Vanguard Mid-Cap Index Fund attempt to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index. The Vanguard Total Stock Market Index Fund invests by sampling the relevant index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

In the section “Summary Overview of Each Fund,” sub-section “Principal Investment Strategies,” for the JNL/Vanguard International Stock Market Index Fund, please delete the first and second paragraphs and the bulleted list in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the Vanguard FTSE All-World ex-US Index Fund, Vanguard FTSE All-World ex-US Small-Cap Index Fund, Vanguard International Stock Index Funds, Vanguard Developed Markets Index Fund, and Vanguard Total International Stock Index Fund (“Vanguard Funds”). Not all Funds of the Vanguard Funds are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

Under normal circumstances, the Fund will allocate its assets to the following Underlying Funds:

• Vanguard Developed Markets Index Fund Admiral Shares;

• Vanguard FTSE All-World ex-US Index Fund Admiral Shares;

• Vanguard European Stock Index Fund Admiral Shares;

• Vanguard Pacific Stock Index Fund Admiral Shares;

• Vanguard Emerging Markets Stock Index Fund Admiral Shares;

• Vanguard FTSE All-World ex-US Small-Cap Index Fund Investor Shares; and

• Vanguard Total International Stock Index Fund Admiral Shares.

In the section “Summary Overview of Each Fund,” sub-section “Principal Investment Strategies,” for the JNL/Vanguard International Stock Market Index Fund, please delete the sixth paragraph in the entirety and replace with the following the following:

Each of Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund and Vanguard Total International Stock Index Fund employ an indexing investment approach by investing all, or substantially all, of its assets in the common stocks included in an index.

This Supplement is dated December 1, 2017.

(To be used with JMV9476 09/17, JMV8798 09/17, VC4224 09/17, JMV9476ML 09/17, JMV5763ML 09/17, JMV9476WF 09/17, JMV5763WF 09/17, JMV16966 09/17, JMV18691 09/17, JMV18692 09/17, JMV7698 09/17, VC5869 09/17, JMV7697 09/17, VC5890 09/17, VC5890ML 09/17, VC5995 09/17, JMV5765 09/17, JMV2731 09/17, JMV17183 09/17, JMV17183NY 09/17, JMV8037 09/17, JMV8037BE 09/17, JMV8037NY 09/17, JMV8037BENY 09/17, JMV17955 09/17, JMV17955NY 09/17, FVC4224FT 09/17, VC5526 09/17, VC3656 09/17, VC3657 09/17, VC3723 09/17, JMV7698NY 09/17, NV5869 09/17, JMV7697NY 09/17, NV5890 09/17, JMV9476NY 09/17, NV4224 09/17, JMV9476WFNY 09/17, NV4224WF 09/17, JMV16966NY 09/17, NMV2731 09/17, NV5526 09/17, NV3174GW 09/17, NV3174CEGW 09/17, and NV3784 09/17.)

CMV19922 12/17

Supplement Dated December 15, 2017

To The Prospectus Dated September 25, 2017

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

In the section entitled, “Summary Overview of Each Fund” for the JNL/American Funds Global Small Capitalization Fund under “Principal Investment Strategy,” please delete the first paragraph in the entirety and replace with the following:

Principal Investment Strategies. The Fund operates as a “feeder fund” and seeks to achieve its goal by investing all of its assets in Class 1 shares of the Master Fund. Normally, the Master Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in growth-oriented common stocks and other equity-type securities of companies with small market capitalizations, measured at the time of purchase. However, the Master Fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action. The Master Fund currently defines “small market capitalization” companies as companies with market capitalizations of $6 billion or less. The Master Fund periodically re-evaluates and adjusts this definition and may continue to do so in the future. The Master Fund seeks to invest globally; the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Fund will invest significantly in issuers domiciled outside the United States (i.e. at least 40% of its net assets, unless market conditions are not deemed favorable by the Master Fund, in which case the Master Fund would invest at least 30% of its net assets in issuers outside the United States).

This supplement is dated December 15, 2017.

JNL Series Trust	PRSRT STD
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VADV7339 01/18

ANNUAL REPORT

December 31, 2017

•	JNL® Series Trust

•	Sub-Advised Funds

•	JNL Variable Fund LLC

This report is for the general information of qualified plan participants, as well as contract/policy owners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisory, Perspective Advisors IISM, Perspective Advisory IISM, Perspective L Series, Perspective Rewards®, CuriangardSM, Perspective AdvantageSM, Perspective Focus®, Perspective Investor VUL®, Ultimate Investor® VUL, Jackson AdvisorSM VUL, Defined Strategies Variable Annuity®, Fifth Third Perspective, Private Wealth ShieldSM, Retirement Latitudes®, Elite Access®, Elite Access AdvisorySM, Perspective (New York), Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Curiangard (New York), Perspective Advisors (New York), Perspective Focus (New York), Perspective Investor VUL (New York), Perspective Rewards (New York) and Elite Access (New York). Not all the portfolios are available in all of the products. Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

Issued by Jackson National Life Insurance Company 1 Corporate Way, Lansing, MI 48951

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If you are a current member of a household with multiple variable products, and have not instructed Jackson otherwise, you currently receive only one copy of the following general documents: Prospectus, Annual and Semi-Annual Report, and other documents as permitted under applicable federal laws relating to Jackson’s variable products and their underlying investment options.

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Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA. 800/873-5654

JNL Series Trust Sub-Advised Funds and JNL Variable Fund LLC

December 31, 2017

President’s Letter

Dear Investor,

Enclosed is the annual report for the JNL Series Trust Sub-Advised Funds and JNL Variable Fund LLC for the year ended December 31, 2017, together with Management’s Discussion of Fund Performance for each of the Funds.

Looking back on the year, it’s hard to imagine a better period for stocks than what investors saw in 2017. The S&P 500 Index (“S&P 500”) gained more than 20%, with international stocks up even more led by soaring emerging markets. More importantly, those results came with historically low volatility. Domestic stocks went the entire year without a 5% or more correction—something that happens roughly three times a year on average—with the last such correction in June 2016 leading up to the UK Brexit vote. Through March 2017, the S&P 500 went 109 days without even a 1% decline, the longest such streak since 1995. Although it’s been difficult to attribute this steady march higher to investor euphoria (that’s reserved for the Bitcoin mania that took hold at the end of the year), the extent of the market rise gives investors a reason to pause and think about how long this can go on and how it might impact one’s portfolio.

To be sure, there has been strong economic support for the rise in stocks. The recovery from the 2008 Global Financial Crisis has been long and slow compared with past recoveries, but 2017 offered investors signs of the healthy, sustained economic upswing they’ve been waiting for. Gross Domestic Product (“GDP”) growth topped 3% for the first time in years and corporate earnings per share jumped roughly 10% after three years of flat earnings. Driving much of that has been a sea change in the perceived punitive regulatory environment coming out of Washington that has mollified business concerns about the future, while tax reform legislation passed near the end of the year has the potential to unleash the so-called animal spirits of the economy to sustain the recovery for years to come.

That’s not to say that there’s nothing to worry about. Valuations across most asset classes are above their historical averages. Despite previously tepid economic growth, stocks and other risk assets were propelled for years by extraordinarily easy monetary policy from the U.S. Federal Reserve (“Fed”) that included a near zero interest rate environment and actively buying Treasury bonds and mortgage-backed securities to actively drive market demand in what was known as Quantitative Easing (“QE”). While that may have helped to sustain the economy enough to get where we are today, the Fed has begun the process of reversing these policies by normalizing rates from extreme lows and unwinding QE. This has never been done before. Tax cuts have never been initiated at this stage of an economic recovery. Inflation has remained dormant for decades, but it is not necessarily destined to remain so. Taken together, there are some unknowns on the horizon.

Not every area of the market participated fully in the gains from 2017. Small-cap stocks underperformed large-caps. Value-oriented stocks lagged growth throughout the year. Alternative strategies didn’t come close to matching equity returns. Valuations for foreign developed markets and emerging markets are considered more attractive than in the U.S. Tax reform and the Fed’s rising short-term interest rates and unwinding of its balance sheet are viewed as bond unfriendly, yet Treasury Inflation-Protected Securities (“TIPS”) and emerging markets debt rallied through the end of the year.

At Jackson, we seek to offer investors the building blocks for creating well diversified portfolios, and the freedom to do so however they see fit. We offer a wide array of Funds across asset classes and investment styles that allows investors to build portfolios that suit their individual risk tolerance and goals. We seek best-of-breed Sub-Advisers that we think represent not only the finest organizations in the industry, but offer unique investment approaches able to persistently meet our expectations. We offer both passive and actively-managed options as we recognize the strengths and weaknesses of each approach can complement the other. These many traits all support and benefit from diversification to allow for the creation of a portfolio suited to any kind of investor.

Making predictions is usually a fool’s game, but based on history the likeliest call to make is that 2018 is going to be more volatile than 2017. The lesson learned from past periods of turbulence is that it pays to be prepared, not only in terms of portfolio diversification but also mentally. If one anticipates the possibility of greater volatility or a significant correction, investors are more likely to stay the course and act prudently.

Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

JNL Series Trust

JNL Variable Fund LLC

JNL Series Trust Sub-Advised Funds Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2017

Domestic Equity		Developed International Equity
S&P 500 Index	21.83%	MSCI All Country World ex-USA Index (Net)	27.19%
Russell 1000 Index	21.69	MSCI EAFE Index (Net)	25.03
Russell 2000 Index	14.65
Russell 3000 Index	21.13	Emerging Markets
		MSCI Emerging Markets Index (Net)	37.28%
Fixed Income
Bloomberg Barclays Global Aggregate Bond Index	7.40%	Alternative Assets
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	Bloomberg Commodity Index	1.70%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	7.50	FTSE EPRA/NAREIT Developed Index	11.42

		Alternative Strategy
		Wilshire Liquid Alternative Index	5.08%

Domestic Equity: U.S. stocks seemed only to go up in 2017, as all major broad market indices posted double digit gains for the year amid a low volatility market environment. The large cap oriented S&P 500 Index rose in each calendar month of the year for the first time in its history in delivering gains of more than 20%. Small- and mid-cap stocks were relatively staid in comparison, while domestic equities in general trailed foreign stocks, especially emerging markets, for the full year. Growth stocks outperformed value oriented names, dominating returns for the first eight months before a rally towards the end of the year led by financials and retailers gave value a modest boost. Markets largely tuned out geopolitical risks abroad and political uncertainty at home to focus on improved corporate earnings and signs of a synchronized global economic recovery. The expectation and ultimate passage, of tax reform legislation during the fourth quarter gave stocks another jolt leading to heightened outlooks for 2018. Still, some caution may be warranted as the U.S. Federal Reserve (“Fed”) unwinds its balance sheet and plans to further increase interest rates and as of December 31, 2017 the U.S. stock market approached a record length of time without a 10% correction amid record low volatility potentially a sign of growing complacency among investors.

Fixed Income: U.S. bonds delivered solid returns overall despite continued Fed interest rate increases and the beginning of the unwinding of its balance sheet after years of quantitative easing bond purchases. In many respects, however, it was a tale of two markets as government and short term bonds those most sensitive to increases in the Fed’s Funds rate lagged more credit- and yield-oriented issues as investors continued in their quest for higher yielding securities. Adding to this disparity was a weaker U.S. Dollar which, in combination with signs of life from the global economy, helped to fuel a rally in foreign bonds. Indeed, global bonds delivered roughly double the return of U.S. bonds during the year, with higher yielding emerging markets debt among the leading sectors. The expectation of further Fed interest rate hikes in 2018 and the passage of tax reform legislation, which may spark higher economic growth and higher interest rates, has some analysts pondering the end of more than 30 years of generally declining interest rates, the so called bond secular bull market. Thus, investors have reason to be cautious of a potential low total return environment for bonds as well.

Developed International Equity: International stocks soared out of the gate in 2017 on the back of stronger economic data in Europe and a weaker U.S. Dollar in outperforming U.S. equities for the full year. Initial concerns about populist political movements in Europe quickly faded as there was no repeat of Brexit in France, Germany, or anywhere else, while continued easy monetary policy from the European Central Bank and improved economic news solidified sentiment for a unified Europe. Signs of economic improvement were also evident in Japan, where central bankers stepped back from a failed experiment with negative interest rates that appeared to undercut the ability of banks and the financial system to operate normally.

Emerging Markets: Emerging market (“EM”) bonds and equities were the standout asset class in 2017. EM equities gained more than 37% overall on the year, while EM debt was up more than 7.5%. A weaker U.S. Dollar served as a form of stimulus in the shape of easier debt payments in regions where much of the debt is dollar denominated. Healthier end markets in Europe and the U.S. helped economic activity as well. Even as the rally appeared to be petering out towards the end of the year, a surge in the price of oil and energy markets boosted several oil rich emerging economies such as Brazil and Russia.

Alternative Assets: Alternative assets posted gains in 2017, but generally struggled relative to equities. The continued lack of increased inflation kept a lid on commodity prices for much of the year, with only a surge in oil prices in the fourth quarter hinting at a more favorable outlook. Infrastructure related assets performed better and energy assets received a boost from the rise in expectations and oil prices towards the end. Domestic real estate was the notable laggard in the face of a rising interest rate environment in the U.S., while globally real estate lagged equities by a wide margin.

Alternative Strategy: Alternative investment strategies beat fixed income but severely lagged equities as the Wilshire Liquid Alternative Index returned a relatively tepid 5.08% in 2017. Equity hedged strategies did the best out of the group, though still managed only single digit returns, as they benefitted from equity exposure in general. The relative value, global macro and event driven segments all underperformed the broader index as steady returns amid low volatility within equity markets throughout the year detracted from the appeal of alternatives.

JNL/AB Dynamic Asset Allocation Fund AllianceBernstein L.P. (Unaudited)

JNL/AB Dynamic Asset Allocation Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	15.89%	1 Year	N/A
Since Inception	5.49	Since Inception	4.02%
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Investment Companies††	84.5%
Other Short Term Investments	14.5
Securities Lending Collateral	1.0
Total Investments	100.0%

††In general, the Fund uses derivatives as direct substitutes for investments in ETFs, developed market indices, currencies, corporate and government bonds, emerging market equities and commodities. Please refer to the Schedule of Investments for the Fund's derivatives instruments.

For the year ended December 31, 2017, JNL/AB Dynamic Asset Allocation Fund outperformed its primary benchmark by posting a return of 15.89% for Class A shares compared to 15.15% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 16.04% for the 70% MSCI World Index (Net) and 30% Bloomberg Barclays U.S. Treasury Index.

During the year, compared to the Dow Jones Moderate Index, the Fund’s relative underweight to U.S. small and mid cap equities and emerging market stocks along with the Fund’s relative overweight to U.S. government bonds were the main detractors from performance. Regional selection within our allocation to international large cap stocks and international bonds as well as our allocation to real assets also hurt. The Fund’s overweight to U.S. large cap equities and international large cap stocks contributed to performance. The Fund’s underweight to U.S. corporate investment grade bonds, mortgage income securities and international bonds also helped.

Throughout the entire year, the Fund held and maintained an overweight to risk assets with global equity holdings more than that dictated by the Fund’s strategic asset allocation. This overweight was characterized by a regional bias towards international large cap stocks and emerging market stocks due to accommodative global monetary policies, a solid economic outlook and strong corporate balance sheets. Compared to the Dow Jones Moderate Index, the year was the most challenging for the strategy primarily driven by a structural underweight to emerging market stocks, which posted extremely strong returns. In fixed income, the Fund increased diversification with modest allocations to international bonds. While the Fund held an underweight to fixed income for most of the year, we slightly extended bond duration to maintain defensive diversification close to the level of a strategic normal allocation but closed the year underweight to duration.

The Fund utilized equity futures, fixed income futures, currency forwards, exchange traded funds, interest rate swaps, equity options and total return swaps for both hedging and investment purposes. Interest rate options were used for hedging purposes. The Fund utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit and currency risk to hedge positions and to provide efficient exposure. All derivatives performed in line with the manager’s expectations over the year.

JNL/AQR Large Cap Relaxed Constraint Equity Fund AQR Capital Management, LLC (Unaudited)

JNL/AQR Large Cap Relaxed Constraint Equity Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the S&P 500 Index to the MSCI USA Index for consistency with the Fund's principle investment strategies.

Average Annual Total Returns
Class A		Class I
1 Year	22.98%	1 Year	23.24%
5 Year	14.81	5 Year	15.03
10 Year	6.07	10 Year	6.29

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

AQR Capital Management, LLC assumed portfolio management responsibility on April 24, 2017.

Composition as of December 31, 2017:
Long Investments
Information Technology	25.5%
Industrials	13.3
Health Care	12.9
Consumer Discretionary	12.6
Financials	12.6
Energy	5.0
Consumer Staples	4.8
Utilities	4.7
Materials	4.4
Real Estate	2.2
Telecommunication Services	0.8
Other Short Term Investments	1.2
Total Long Investments†	100.0%
Short Investments
Health Care	26.9%
Energy	16.0
Information Technology	14.7
Industrials	13.8
Consumer Discretionary	9.4
Materials	6.3
Financials	5.6
Consumer Staples	4.9
Utilities	2.2
Telecommunication Services	0.2
Total Short Investments†	100.0%

.

†Total Long Investments represent 129.3% of net assets and Total Short Investments represent (29.8%) of net assets.

For the year ended December 31, 2017, JNL/AQR Large Cap Relaxed Constraint Equity Fund outperformed its primary benchmark by posting a return of 22.98% for Class A shares compared to 21.83% for the S&P 500 Index. Effective December 31, 2017, the MSCI USA Index (Gross) became the Fund’s primary benchmark which posted a return of 21.90%.

Effective April 24, 2017, the JNL/Goldman Sachs U.S. Equity Flex Fund’s name was changed to JNL/AQR Large Cap Relaxed Constraint Equity Fund.

For the period January 1, 2017 through April 23, 2017, the Fund was sub-advised by Goldman Sachs Asset Management, L.P. During the period, the Fund posted a return of 5.94% for Class A shares compared to 5.54% for the S&P 500 Index.

For the period, energy and health care were the two top contributing sectors, whereas industrials and financials were the two largest detracting sectors from performance. Vertex Pharmaceuticals Inc. and Activision Blizzard, Inc. were the two largest contributors to performance. Wells Fargo & Co. and United Parcel Service, Inc. were the two top detractors.

During the period, the Fund experienced a strong equity market with first quarter sales, margins and earnings exceeding consensus expectations.

Effective April 24, 2017, AQR Capital Management, LLC assumed management responsibility for the Fund. For the period April 24, 2017 through December 31, 2017, the Fund posted a return of 16.08% for Class A shares compared to 15.43% for the S&P 500 Index. As a reminder, the long-term tracking error target of the Fund is 3-4%. The Fund uses systematic rules based investment process to generate a Fund based on a set of value, momentum, quality and other proprietary factors. The Fund invests approximately 130% long and 30% short, providing 100% net exposure to the market. Relaxing the long only constraint enables the Fund to better express its “full model” view more effectively by allowing it to short and thus take more negative positions on names the model dislikes.

Stability and investor sentiment were the best performing investment themes during the period. Stability measures the competitive strength of a company through a variety of lenses in a belief that companies with better competitive positions generate higher risk adjusted returns over time. Investor sentiment evaluates the actions of informed investors to infer opportunities or threats that may not be captured within other themes. Conversely, valuation, which evaluates a stock’s fundamental value versus its market price with the belief that relatively cheap stocks will outperform relatively expensive ones, was the worst performing theme during the period. Stock selection within industrials and health care drove excess returns while stock selection within information technology detracted. Sector selection also contributed positively, driven by underweights to both consumer staples and energy. As of the end of the period, the Fund was most overweight in information technology and industrials relative to the benchmark. Conversely, the Fund was most underweight in health care and energy.

JNL/AQR Managed Futures Strategy Fund AQR Capital Management, LLC (Unaudited)

JNL/AQR Managed Futures Strategy Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-1.30%	1 Year	-1.06%
5 Year	1.50	5 Year	1.70
Since Inception	1.17	Since Inception	1.37
‡Inception date August 29, 2011
†Inception date August 29, 2011

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Other Short Term Investments††	100.0%
Total Investments	100.0%

††In general, the Fund uses derivatives as direct substitutes for investment in commodities, developed market stock indices, government bonds and currencies. Please refer to the Schedule of Investments for the the Fund's derivative investments.

For the year ended December 31, 2017, JNL/AQR Managed Futures Strategy Fund underperformed its primary benchmark by posting a return of -1.30% for Class A shares compared to 0.86% for the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund outperformed one of its other benchmarks’ return of -1.90% for the S&P Diversified Trends Indicator Total Return Index, but underperformed the Credit Suisse Managed Futures Hedge Fund Index which returned 3.29%.

Separately, the SG Trend Index, a peer group index of the 10 largest trend following hedge funds, returned 2.20% for the year. This year’s return is in the context of strong performance for a traditional global 60% stock / 40% bond fund, for which managed futures is expected to provide long term diversification benefits.

The Fund invests, both long and short, in futures and currency forward contracts to gain economic exposure to global equity, fixed income, commodity and currency markets. These derivative positions are responsible for substantially all the performance in the Fund. By asset class, equities contributed 8.4%, commodities detracted -1.8%, currencies detracted -2.1% and fixed income detracted -4.6%, all gross of fees. By signal, short term signals detracted while long term signals contributed to performance and over extended signals marginally contributed as well.

Despite a difficult environment for trend following in the first half of 2017 and a number of reversals across markets throughout the year, overall Fund performance was roughly flat. Equity markets across regions rose over the year on improving global growth and subdued inflation, benefiting all signal types, particularly long term. Trend following in fixed income detracted across signals as markets reversed late 2016 bearish trends and broadly rallied this year, while exhibiting a number of reversals around shifting monetary policy expectations, rising geopolitical risk and political uncertainties in both Europe and the U.S. Trend following in currencies detracted as well, as reversals led to losses for U.S. Dollar and Euro crosses, while Japanese Yen crosses had marginal performance impact. Commodities caused losses for the year, driven by reversals in grains and precious metals. Energies overall were flat for the year as early losses from short positioning were later offset by gains as signals turned bullish and energy prices continued to rise.

JNL/BlackRock Global Allocation Fund BlackRock Investment Management, LLC (Unaudited)

JNL/BlackRock Global Allocation Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the FTSE World Index (Gross) to the MSCI World Index (Net) for consistency with the Fund's principle investment strategies.

†36% S&P 500 Index, 24% FTSE World (ex-U.S.) Index, 24% Bank of America Merrill Lynch Current 5-Year U.S. Treasury Index, 16% Citigroup Non-U.S. Dollar World Government Bond Index

Average Annual Total Returns*
Class A‡		Class I†
1 Year	13.83%	1 Year	14.13%
5 Year	6.33	5 Year	6.54
Since Inception	5.61	Since Inception	5.82
‡Inception date October 11, 2010
†Inception date October 11, 2010
*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Government Securities	24.3%
Information Technology	10.8
Financials	10.0
Consumer Discretionary	8.4
Industrials	6.7
Health Care	5.7
Energy	4.9
Investment Companies	3.7
Materials	3.6
Consumer Staples	3.3
Telecommunication Services	3.3
Utilities	2.4
Real Estate	1.5
Non-U.S. Government Agency ABS	0.1
Warrants	-
Other Short Term Investments	10.2
Securities Lending Collateral	1.1
Total Investments	100.0%

For the year ended December 31, 2017, JNL/BlackRock Global Allocation Fund underperformed both its primary and blended benchmarks by posting a return of 13.83% for Class A shares compared to 24.08% for the FTSE World Index. The Fund underperformed its blended benchmark return of 15.69% for the 36% S&P 500 Index, 24% FTSE World (ex-U.S.) Index, 24% Bank of America Merrill Lynch Current 5-Year U.S. Treasury Index, 16% Citigroup Non-U.S. Dollar World Government Bond Index. Effective December 31, 2017, the MSCI World Index (Net) became the Fund’s primary benchmark which posted a return of 22.40%.

The Fund seeks to maximize total return. The Fund invests globally in equity, fixed income and cash equivalents with no prescribed limits. Typically holding more than 700 securities, the Fund is highly diversified by asset class, region, sector, currency and security. The Fund generally seeks to invest in securities that are, in the opinion of the investment team, undervalued. The Fund may invest in the equity securities of small and emerging growth companies and may also invest a portion of its fixed income portfolio in high yield fixed income transferable securities. Currency exposure is flexibly managed.

Within equities, an overweight to India positively impacted performance. From a sector perspective, stock selection within consumer discretionary and utilities contributed to returns. Stock selection within energy and telecommunications services were additive, but were partially offset by an overweight to the sectors. An underweight to consumer staples positively contributed to performance, but was partially offset by stock selection. More broadly, an underweight to fixed income increased returns and exposure to credit was additive.

Within equities, an overweight to Japan and underweight to United States detracted from performance. From a sector perspective, an underweight and stock selection in information technology (“IT”), as well as, stock selection within industrials, financials and health care weighed on returns. Exposure to commodity related securities and cash and cash equivalents detracted. Currency management, notably an overweight to the U.S. Dollar and an underweight to the Euro negatively impacted returns.

Within equities, the Fund increased exposure to the U.S. and Europe and decreased exposure to Japan. From a sector perspective, the Fund increased exposure to IT, energy, materials, utilities, telecommunication services and consumer discretionary and decreased exposure to financials, industrials, real estate and health care. Within fixed income, the Fund increased exposure to government bonds and decreased exposure to corporate bonds and convertibles. The Fund’s allocation to commodity related securities increased slightly from 3% to 4% of net assets.

Reflecting the above changes, the Fund’s cash equivalents decreased from 16% to 10% of net assets. Over the year, the Fund’s cash position helped mitigate the Fund’s volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall Fund duration (sensitivity to interest rates) relatively low.

Relative to its reference benchmark, the Fund was overweight equities, commodity related and cash and was underweight fixed income. Within equities, the Fund was overweight Japan and Europe, and underweight the U.S. Within Europe, the Fund was overweight the Netherlands and France and underweight Ireland. From a sector perspective, the Fund was overweight energy, consumer discretionary, telecommunications services, IT, utilities and materials and underweight financials, consumer staples, industrials and health care. Within fixed income, the Fund was underweight developed market government bonds and overweight corporate and convertible bonds. With respect to the currency exposure, the Fund was overweight the U.S. Dollar, Indian Rupee and Brazilian Real and underweight the Canadian Dollar and British Pound sterling.

The possible combination of faster nominal growth and high relative profit yields lead us to continue to favor equities over fixed income. Within equities, we maintain a preference for Europe, Japan and select emerging markets where valuations look less challenged. Within fixed income, while we believe that U.S Treasuries will offer some downside protection if equity market volatility rises, many other segments of the bond market look increasingly stretched on a valuation basis. We view commodity related securities as both a diversifier and a potential hedge against deterioration in global growth.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the year, the Fund’s use of derivatives detracted from the Fund’s performance.

JNL/BlackRock Global Natural Resources Fund BlackRock International Ltd. (Unaudited)

JNL/BlackRock Global Natural Resources Fund

¹Effective September 25, 2017, the Fund changed its primary benchmark from the S&P North American Natural Resources Index to the S&P Global Natural Resources Index to better align with the Fund's broad investment strategy.

Average Annual Total Returns
Class A		Class I
1 Year	-2.90%	1 Year	-2.67%
5 Year	-2.53	5 Year	-2.31
10 Year	-3.43	10 Year	-3.23

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

BlackRock Investment Management LLC assumed portfolio management responsibility on October 11, 2010.

BlackRock International Limited assumed portfolio management responsibility on September 25, 2017.

Composition as of December 31, 2017:
Materials	48.4%
Energy	35.1
Consumer Staples	9.8
Industrials	0.9
Securities Lending Collateral	4.2
Other Short Term Investments	1.6
Total Investments	100.0%

For the year ended December 31, 2017, JNL/BlackRock Global Natural Resources Fund underperformed its primary benchmark by posting a return of -2.90% for Class A shares compared to 22.65% for the S&P Global Natural Resources Index. The Fund underperformed its blended benchmark return of 12.50% for the 75% MSCI Natural Resources Index (Net), 25% Bloomberg Commodity Index.

The underperformance was due to two key drivers: 1) an underweight to both the mining and agriculture sectors detracted in an environment in which they outperformed the energy sector and 2) security selection within the energy sector detracted from relative performance as many of the U.S. exploration and production companies (“E&P”) underperformed.

Having started 2017 at $54/bbl, the West Texas Intermediate oil price declined to a low of $43/bbl in June on fears of a supply glut, however, from mid-June, signs emerged that the oil market was tighter than many believed. Global inventories recorded counter seasonal draws, suggesting limited availability of near term supply and oil prices gained sharply in the second half of the year. Disappointingly for equity investors, however, the energy shares overreacted to the oil price weakness in the first half of the year and underreacted to the oil price strength in the second half of the year. This appeared to reflect that the back end of the oil futures curve had not risen to the same extent as the front end. In the Fund, overweight exposure to the more leveraged E&Ps such as Anadarko E&P Onshore LLC, Range Resources Corp. and Hess Corp. detracted from relative performance in this environment and these positions were exited during the year.

Conversely, it was another strong year for mining, with the Euromoney Global Mining TR Index returning 32.27%. Economic data from China was better than expected and capacity rationalization, combined with solid demand more broadly and general supply constraints owing to the underinvestment of recent years in new mines, led to a very strong year. Base metals performed best with copper up 30% to a four year high and zinc also up 30% to a 10-year high. The Fund’s underweight to mining was a large detractor from relative performance amidst this.

Effective September 25, 2017, the Sub-Adviser changed from BlackRock Investment Management, LLC to BlackRock International Ltd., the Fund’s exposure is now more global and diversified than has historically been the case; At the end of the year, the Fund held 36% in the energy, 33% in the mining and 28% in the agriculture.

JNL/BlackRock Large Cap Select Growth Fund BlackRock Investment Management, LLC (Unaudited)

JNL/BlackRock Large Cap Select Growth Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the Russell 1000 Growth Index to the MSCI USA Growth Index (Gross) for consistency with the Fund's principle investment strategies.

Average Annual Total Returns
Class A		Class I
1 Year	33.58%	1 Year	33.91%
5 Year	16.62	5 Year	16.87
10 Year	8.00	10 Year	8.32

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

BlackRock Investment Management LLC assumed portfolio management responsibility on September 16, 2013.

Composition as of December 31, 2017:
Information Technology	38.8%
Consumer Discretionary	19.8
Health Care	13.4
Industrials	8.1
Financials	7.7
Materials	4.8
Consumer Staples	3.8
Energy	2.0
Real Estate	1.1
Telecommunication Services	0.5
Other Short Term Investments	-
Total Investments	100.0%

For the year ended December 31, 2017, JNL/BlackRock Large Cap Select Growth Fund outperformed its benchmark by posting a return of 33.58% for Class A shares compared to 30.21% for the Russell 1000 Growth Index. Effective December 31, 2017, the MSCI USA Growth Index (Gross) became the Fund’s primary benchmark which posted a return of 28.73%.

On a sector basis, information technology (“IT”) and consumer discretionary were the prime contributors to relative performance. Internet software and services accounted for the majority of outperformance in IT, while internet and direct marketing retail and an underweight to media drove gains within consumer discretionary. Stock selection and an underweight to consumer staples also proved advantageous. Conversely, industrials and financials detracted from performance. Weakness among electrical equipment and professional services holdings, coupled with selection and an underweight to aerospace and defense, hindered returns in industrials. Within financials, banks were the main drag.

In stock specifics, the top contributors were Tencent Holdings Ltd. (“Tencent”) and Amazon.com Inc. (“Amazon”). Tencent outperformed after several quarters of accelerating revenue growth. The company exceeded expectations in almost every segment (payments, mobile games, advertising and cloud), giving further support to our thesis of multiple years of outsized growth ahead for its dominant WeChat communication platform. Amazon outperformed as continued underperformance among traditional retailers focused investors on its share gain opportunities. The company delivered a series of strong earnings reports, with notable acceleration in North America, International, Prime and advertising. Further, Amazon Web Services continued its impressive growth. Our view remains that Amazon has many years of growth ahead.

The top detractors for the year were Acuity Brands Inc. (“Acuity”). and Alexion Pharmaceuticals Inc. (“Alexion”). Acuity underperformed after a series of earnings disappointments due to an industry slowing in short cycle projects and a stock and flow business under pressure (weak volume and pricing trends/outlook). The stock was sold by the end of the year. Alexion underperformed amid a host of negative headlines, including executive management departures, an investigation into the sales practices used to sell its flagship product Soliris, and ongoing concerns as it relates to the company’s dependence on and durability of Soliris. Notwithstanding the year’s controversies, we maintain our position as we continue to believe consensus expectations for Soliris’s revenue duration are unreasonably bearish; new management is making progress at stabilizing the operations environment; and, the valuation reflects extreme investor pessimism.

At year end, the Fund’s largest sector overweight relative to the Russell 1000 Growth Index was in financials, followed by consumer discretionary, energy and materials. Industrials and consumer staples were the largest underweights.

JNL/Boston Partners Global Long Short Equity Fund Boston Partners Global Investors, Inc. (Unaudited)

JNL/Boston Partners Global Long Short Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	7.68%	1 Year	N/A
Since Inception	4.26	Since Inception	3.64%
‡Inception date September 15, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Long Investments
Information Technology	22.7%
Financials	21.8
Industrials	9.9
Health Care	9.0
Energy	8.9
Materials	8.6
Consumer Discretionary	8.1
Consumer Staples	7.6
Telecommunication Services	2.6
Utilities	0.8
Total Long Investments†	100.0%
Short Investments
Information Technology	21.4%
Consumer Discretionary	20.3
Industrials	17.2
Materials	11.9
Consumer Staples	8.3
Financials	8.2
Health Care	6.6
Energy	5.4
Real Estate	0.7
Total Short Investments†	100.0%

.

†Total Long Investments represent 97.5% of net assets and Total Short Investments represent (47.4%) of net assets.

For the year ended December 31, 2017, JNL/Boston Partners Global Long Short Equity Fund underperformed its benchmark by posting a return of 7.68% for Class A shares compared to the 22.40% return for the MSCI World Index (Net).

The Fund’s long portfolio nearly kept pace with the growth heavy MSCI World Index amid a year in which MSCI World Growth Index returned 28.49% compared to the 17.95% return of the MSCI World Value Index; as a reminder, we implement a value oriented investment style on the long side of the portfolio. Information technology (“IT”), financials and industrials were the leading absolute contributors. DXC Technology Co. continued to surpass earnings expectations and was a leading long contributor within IT. Financials were generally led by U.S. bank holdings, with Citigroup Inc. and Bank of America Corp. leading the way. Industrials gains were partly derived from Europe, with Vinci SA being a standout contributor.

The Fund’s short portfolio detracted from Fund returns amid an environment where expensive businesses with low profitability flourished; the 2017 equity landscape can be characterized as a “growth at any price” environment. Many of the top detractors either have negative profitability or price to earnings ratios well above 30x, with losses coming from holdings such as Cognex Corp., Tesla Inc. and Wayfair Inc.; we continue to hold these names as we believe they represent earnings and value risks. From a sector standpoint, leading detractors included short positions in IT, industrials and consumer discretionary shorts and we continue to maintain short exposure in these areas.

During the year, we increased net exposure to financials and IT, and more recently, we have increased exposure to North America and reduced exposure to the UK and Europe; we are increasingly finding higher quality businesses in the U.S. compared to Europe, where earnings expectations are beginning to appear aggressive to us. Additionally, we utilize contracts for differences to obtain exposure to individual companies, primarily on the short side of the portfolio. They detracted from performance during the year.

The Fund ended the year with 46% net long exposure, including derivatives, with net exposure highest in financials sector followed by IT. From a regional perspective, net exposure remains highest to North America, followed by Europe.

JNL/Brookfield Global Infrastructure and MLP Fund Brookfield Investment Management Inc. (Unaudited)

JNL/Brookfield Global Infrastructure and MLP Fund

¹Effective April 24, 2017, the Fund changed its primary benchmark from the Dow Jones Brookfield Infrastructure Index to the S&P Global Infrastructure Index to better align with the Fund's global, as well as energy, transportation and utilities sector, investment strategies.

Average Annual Total Returns
Class A‡		Class I†
1 Year	9.90%	1 Year	10.19%
5 Year	5.96	5 Year	6.16
Since Inception	8.54	Since Inception	8.75
‡Inception date December 12, 2011
†Inception date December 12, 2011

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Utilities	36.2%
Energy	31.7
Industrials	22.1
Real Estate	6.7
Telecommunication Services	0.5
Consumer Discretionary	0.5
Other Short Term Investments	2.2
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Brookfield Global Infrastructure and MLP Fund underperformed its benchmark by posting a return of 9.90% for Class A shares compared to 20.13% for the S&P Global Infrastructure Index.

The master limited partnership (“MLP”) sector was the leading detractor from relative performance during the year due to overweight exposure to the underperforming sector. Underweight exposure and stock selection of airports and toll roads also detracted from performance. Conversely, a non-index allocation to communications infrastructure was the leading contributor as stocks in this area performed meaningfully well in 2017. Not owning stocks in the underperforming ports also contributed to relative performance, as did underweight exposure in diversified. By security, non-index holdings Energy Transfer Partners LP and Enbridge Inc. were among the leading detractors during the year as MLPs underperformed in 2017. Underweight exposure to Abertis Infraestructuras SA also detracted. Conversely, non-index holdings American Tower Corp. and SBA Communications Corp. were the leading contributors as the stocks rose 37% and 56%, respectively during the year. Not owning Macquarie Infrastructure Corporation LLC was also a top contributor to relative performance.

The fundamental picture for North American energy infrastructure continues to be strong. Monthly crude oil production in the U.S. recently hit its highest level since 1971; and U.S. natural gas gross monthly withdrawals are at record highs. We believe that transmission and distribution utility companies in North America and Europe are performing well amid low financing costs and generally healthy growth rates. However, valuations appear to be elevated. We maintain our preference for utilities exposed to low cost renewables generation. Traffic and cash flow growth has been positive for toll roads globally. We continue to prefer companies with European exposure, where growth has been steady. Our outlook for communications is unchanged as we continue to see long term growth prospects. However, amid very strong performance for U.S. tower companies this year the Fund decreased its exposure recently.

JNL/Causeway International Value Select Field Causeway Capital Management LLC (Unaudited)

JNL/Causeway International Value Select Fund

Average Annual Total Returns
Class A		Class I
1 Year	28.47%	1 Year	28.84%
5 Year	6.13	5 Year	6.37
10 Year	0.67	10 Year	0.87

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Causeway Capital Management LLC assumed portfolio management responsibility on September 28, 2015.

Composition as of December 31, 2017:
Financials	16.7%
Industrials	15.8
Health Care	11.4
Consumer Discretionary	10.5
Energy	9.9
Telecommunication Services	9.6
Materials	8.6
Information Technology	7.3
Consumer Staples	4.7
Utilities	2.6
Real Estate	0.2
Other Short Term Investments	2.7
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Causeway International Value Select Fund outperformed its benchmark by posting a return of 28.47% for Class A shares compared to 21.44% for the MSCI EAFE Value Index (Net).

The Fund’s holdings in the automobiles and components, information technology hardware and equipment, materials, pharmaceuticals and biotechnology and food beverage and tobacco industry groups contributed to relative performance. Holdings in the insurance and real estate industry groups, along with an underweight position in the diversified financials, semiconductors and semi equipment and health care equipment and services industry groups, offset a portion of the outperformance. The top contributor to return was automobile manufacturer, Volkswagen AG (Germany). Other notable contributors included paints and coatings producer, Akzo Nobel NV, banking and financial services company, UniCredit SpA (Italy), electronic equipment manufacturer, Samsung Electronics Co. Ltd. (South Korea), and multinational electric utility company, Engie SA (France). The largest detractor was pharmaceutical and consumer health care company, GlaxoSmithKline Plc (United Kingdom). Additional detractors included utilities provider, SSE Plc (United Kingdom), integrated oil and gas company, Total SA (France), insurance services provider, Sompo Holdings Inc. (Japan), and energy company, Enagas SA (Spain).

With minimal risk aversion and plenty of buying momentum, many investors stopped bothering with time consuming fundamental analysis. However, price discovery and undervaluation invariably return to favor when the liquidity punchbowl is removed. Sobriety seems inevitable as some of the world’s largest central banks have started withdrawing liquidity from global markets. We expect this unwinding process to constrain and perhaps lower equity valuation multiples while raising the discount rate used in valuations. In this environment, we are most interested in investment candidates engaged in restructuring their operations (“self-help”) to become more efficient and more profitable while maintaining financial strength. We are steering clear of stocks that we believe have benefited from artificially low discount rates, as those may be some of the first casualties of tapering global liquidity in this late stage of the economic cycle. We believe that our proprietary multifactor risk model supports the Fund’s diversification as volatility rises from historic lows. Finally, in an environment of measured monetary tightening, dividend income should remain an important component of total return.

JNL/ClearBridge Large Cap Growth Fund ClearBridge Investments, LLC (Unaudited)

JNL/ClearBridge Large Cap Growth Fund

Composition as of December 31, 2017:
Information Technology	35.7%
Health Care	17.9
Consumer Discretionary	15.1
Consumer Staples	7.8
Industrials	6.6
Financials	6.2
Materials	4.1
Energy	3.7
Other Short Term Investments	2.9
Securities Lending Collateral	-
Total Investments	100.0%

Total Returns
Class A‡		Class I†
Since Inception	8.40%	Since Inception	8.50%
‡Inception date September 25, 2017
†Inception date September 25, 2017

Past Performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges

For the period September 25, 2017 through December 31, 2017, JNL/ClearBridge Large Cap Growth Fund outperformed its primary benchmark by posting a return of 8.40% for Class A shares compared to 8.23% for MSCI USA Growth Index (Gross).

The Fund outperformed due to stock selection in information technology “(IT”), consumer discretionary and financials. Amazon.com Inc. continues to deliver outstanding results, taking share in its target e-commerce markets and accelerating growth in its AWS cloud business. The Fund has also received solid contributions from web search and advertising firm Alphabet Inc. as well as software makers Akamai Technologies Inc, Microsoft Corp. and Adobe Systems Inc. Rising interest rates and strong equity markets have also supported BlackRock Inc. and Charles Schwab Corp. Conversely, stock selection and overweight in the health care detracted from results, due to weakness in biotechnology companies Celgene Corp, Alexion Pharmaceuticals Inc. and Regeneron Pharmaceuticals Inc.

Growth companies were the best performers in the U.S. equity market in 2017, led by large cap technology and internet names. The Fund has broad exposure to these companies and complements that by owning a diversified mix of not only IT but also consumer, health care, energy and industrials companies. We believe this is a prudent approach as the U.S. economy is poised for continued growth as the benefits of tax reform and a healthy consumer drive spending.

JNL/Crescent High Income Fund Crescent Capital Group LP (Unaudited)

JNL/Crescent High Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	4.73%	1 Year	N/A
Since Inception	6.10	Since Inception	0.46%
‡Inception date April 25, 2016
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Consumer Discretionary	23.2%
Financials	13.2
Energy	12.4
Materials	9.7
Information Technology	7.9
Health Care	7.4
Industrials	7.0
Telecommunication Services	6.4
Consumer Staples	3.3
Utilities	2.4
Real Estate	1.9
Securities Lending Collateral	3.9
Other Short Term Investments	1.3
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Crescent High Income Fund underperformed its primary benchmark by posting a return of 4.73% compared to 5.37% for the ICE Bank of America Merrill Lynch U.S. High Yield Cash Pay BB-B 1-5 Year Index. The Fund underperformed its blended benchmark return of 5.79% for the 50% Bank of America U.S. High Yield Master II Index, 50% S&P/LSTA Leveraged Loan Index.

The Fund’s allocation to high yield (83% average) and private debt (7% average), were additive to the Fund’s return, while bank loans (10% average) which had the lowest return and detracted from performance. From a sector standpoint, the underweight positioning and security selection in telecommunications were also additive to performance. Conversely, the underweight positioning and security selection in energy detracted from performance.

In 2017, we shifted to a higher credit quality positioning in the Fund. From a sector weightings perspective, the Fund reduced exposure to telecommunications by -1.9%, the third worst performing sector, as telecommunications segment experienced secular pressures and disappointing earnings in the third quarter. Conversably, the Fund increased exposure to technology and electronics by 2% and utilities by 1%, which was the second best performing sector returning 11.6% in 2017.

Current market conditions do not warrant any major fundamental concerns. We are cognizant of the policy making challenges in Washington, oil price volatility and rising geopolitical risks. At the present time a continuation of the status quo for the U.S. economy seems most likely. With gross domestic product growth of 2.0-3.0% per annum, there’s neither concern for recession nor overheating in the near-term.

JNL/DFA U.S. Core Equity Fund Dimensional Fund Advisors LP (Unaudited)

JNL/DFA U.S. Core Equity Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the Russell 3000 Index to the MSCI USA IMI Index (Gross) for consistency with the Fund's principle investment strategies.

Average Annual Total Returns*
Class A		Class I
1 Year	20.23%	1 Year	20.54%
5 Year	14.78	5 Year	15.02
10 Year	7.44	10 Year	7.67
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Dimensional Fund Advisors LP assumed portfolio responsibility on April 30, 2012.

Composition as of December 31, 2017:
Information Technology	21.4%
Consumer Discretionary	16.1
Financials	14.3
Industrials	14.2
Health Care	11.3
Consumer Staples	7.5
Materials	4.6
Energy	4.3
Utilities	2.8
Telecommunication Services	2.2
Real Estate	0.3
Rights	-
Securities Lending Collateral	0.9
Other Short Term Investments	0.1
Total Investments	100.0%

For the year ended December 31, 2017, JNL/DFA U.S. Core Equity Fund underperformed its benchmark by posting a return of 20.23% for Class A shares compared to 21.13% for the Russell 3000 Index. Effective December 31, 2017, the MSCI USA IMI Index (Gross) became the Fund’s primary benchmark which posted a return of 21.28%.

The U.S. market had positive performance in 2017. With MSCI indices used as proxies, the U.S. market had a return of 21.28% as measured by MSCI USA IMI Index (Gross). Small caps underperformed large caps by 4.98% as measured by MSCI USA Small Cap Index (Gross) and MSCI USA Large Cap Index (Gross), respectively. Large cap value stocks underperformed large cap growth stocks by 15.06% as measured by MSCI USA Large Cap Value Index (Gross) and MSCI USA Large Cap Growth Index (Gross), respectively. Small cap value stocks underperformed small cap growth stocks by 11.83% as measured by MSCI USA Small Cap Value Index (Gross) and MSCI USA Small Cap Growth Index (Gross), respectively.

With small caps underperforming large caps for the year, the Fund’s greater emphasis on small caps detracted from relative performance. Additionally, the Fund’s greater emphasis on low relative price (value) stocks detracted from relative performance, as value stocks underperformed high relative price (growth) stocks for the year.

JNL/DoubleLine Core Fixed Income Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Core Fixed Income Fund

Average Annual Total Returns*
Class A		Class I
1 Year	5.39%	1 Year	5.54%
5 Year	2.05	5 Year	2.25
10 Year	4.57	10 Year	4.77
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

DoubleLine Capital LP assumed portfolio management responsibility on September 25, 2017.

Composition as of December 31, 2017:
Government Securities	29.5%
Non-U.S. Government Agency ABS	23.0
U.S. Government Agency MBS	14.0
Financials	9.0
Energy	2.8
Utilities	2.6
Consumer Discretionary	2.4
Industrials	2.2
Health Care	2.0
Information Technology	1.7
Telecommunication Services	1.5
Real Estate	1.5
Consumer Staples	1.1
Materials	0.8
Other Equity Interests	-
Other Short Term Investments	4.0
Securities Lending Collateral	1.9
Total Investments	100.0%

For the year ended December 31, 2017, JNL/DoubleLine Core Fixed Income Fund outperformed its primary benchmark by posting a return of 5.39% for Class A shares compared to 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Effective September 25, 2017, JNL/PIMCO Total Return Bond Fund’s name was changed to JNL/DoubleLine Core Fixed Income Fund.

For the period January 1, 2017 through September 24, 2017, the Fund was sub-advised by Pacific Investment Management Company LLC. During the period, the Fund posted a return of 5.15% for Class A shares compared to 3.24% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Headlines in 2017 were largely dominated by political developments, namely Donald Trump’s surprise victory in the U.S. presidential election, the U.S. Federal Reserve’s (“Fed”) policy decisions and geopolitics. In the U.S., solid fundamental data, relatively easy financial conditions and optimism among businesses and consumers provided an opportunity for the Fed to continue on its path towards policy normalization. As such, the Fed raised rates and unveiled details of its plan to gradually unwind its balance sheet. A perceived hawkish shift in tone from other major central banks spurred most developed market yields to rise. Still, the fundamental backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened and emerging market (“EM”) assets strengthened.

U.S. duration and curve positioning was additive to relative returns as an underweight to the front end of the yield curve contributed to performance given rising short term rates and an overweight to intermediate maturities as rates fell across the intermediate to long dated portion of the yield curve. Spread strategies were overall positive for performance: an underweight to investment grade corporate credit detracted from performance; however, selection among high yield financials, municipals and non-agency mortgage-backed securities more than offset detractions as spreads ended the period broadly tighter. Long U.S. Dollar positioning against a basket of Asian EM currencies detracted from performance as those currencies appreciated, while select exposure to the Euro and Japanese Yen contributed as the currencies appreciated relative to the U.S. Dollar.

Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps and futures. The Fund's overall corporate exposure, which was neutral for relative performance, was partially obtained via the use of credit default swaps. The Fund’s long Euro, British Pound and Japanese Yen positioning, partly achieved through currency forward agreements, was positive for performance; however, long U.S. Dollar positioning against the South Korean Won, Singapore Dollar and Taiwanese Dollar detracted from performance.

Effective September 25, 2017, DoubleLine Capital LP assumed management responsibility for the Fund. For the period September 25, 2017 through December 31, 2017, the Fund posted a return of 0.23% for Class A shares compared to 0.29% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Since the transition of this Fund at the end of the third quarter, we transitioned the Fund into our strategy in the weeks that followed. The fourth quarter was the most difficult quarter for the bond market, outside of the longest duration assets, as the United States Treasury curve bear flattened. Rates on the short end of the curve rose 30-40 basis points. Bank loans and global bonds stood out as the top performing sectors within the Fund for the period, as bank loans were able to benefit from rising short rates alongside stable credit. A decline in the U.S. Dollar pushed forward the returns of non-U.S. Dollar denominated debt. At the current state of the cycle, there are no sectors in the market that stand out as obviously cheap. We prefer to stay higher in credit quality since we believe the credit cycle is getting long in the tooth. Additionally, the Fed has signaled a desire to raise rates three times in 2018, while the market is currently pricing for two times. We believe that a combination of higher rates and limited upside to spread products at current levels merits more defensive positioning. The result is staying shorter in duration and higher in credit quality relative to other points in the cycle.

JNL/DoubleLine Emerging Markets Fixed Income Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Emerging Markets Fixed Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	7.30%	1 Year	N/A
Since Inception	7.27	Since Inception	0.00%
‡Inception date April 25, 2016
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	32.3%
Government Securities	24.5
Energy	15.7
Telecommunication Services	6.2
Consumer Staples	5.7
Consumer Discretionary	2.9
Materials	2.3
Utilities	1.6
Information Technology	1.5
Industrials	1.3
Securities Lending Collateral	4.9
Other Short Term Investments	1.1
Total Investments	100.0%

For the year ended December 31, 2017, JNL/DoubleLine Emerging Markets Fixed Income Fund underperformed its primary benchmark by posting a return of 7.30% of Class A shares compared to 10.26% for the JPMorgan EMBI Global Diversified Index.

Underperformance relative to the benchmark was driven by the conservative Fund positioning of a shorter duration, underweight position to frontier credits domiciled in Africa, and higher allocation to corporate credits, relative to the benchmark. Over the year, the U.S. Treasuries (“UST”) curve flattened, with 2 year UST yields ending the year 69 basis points (“bps”) higher at 1.89% versus 10 year UST yields which ended the year 5 bps lower at 2.40%. Additionally, credits domiciled in Africa were the best performing region in both the sovereign and corporate sub-indices and sovereign credits outperformed their corporate credit peers.

The Fund moved up in credit quality, increased regional allocations to Asia credits, while reducing exposure across Latin American and Caribbean (“Latam”) credits. The Fund exposure to investment grade (“IG”) credits increased to 92.3% of the Fund (from 64.2% IG exposure in the prior year). The higher allocation to IG credits was a detractor from performance, as IG credits underperformed their high yield peers over the year. The Fund’s exposure to Asia credits increased to 51.9% of the Fund (from 23.6% Asia exposure in the prior year). The Fund’s exposure to Latam credits decreased to 41.5% of the Fund (from 60.1% Latam exposure in the prior year). The higher allocation to Asian credits was a detractor from performance, as Asia credits underperformed their regional peers over the year. The Latam exposure contributed positively to performance as the Fund continued to be overweight the Latam region, despite the reduction to the region over the year. Latam credits outperformed their regional peers over the year.

Credit spreads on both the emerging markets (“EM”) sovereign and corporate asset class have continued to grind tighter since the first quarter of 2016. Given current valuations for the EM asset class are near their 10-year historical tights, we expect to maintain a more defensive Fund positioning with a shorter duration and higher average credit quality relative to the benchmark. We see the potential for higher volatility, perhaps driven by inflation surprises or withdrawal of developed market central bank liquidity which could cause a sell off in global rates. We also see the potential for geopolitical and policy risks and a heavy election calendar across EM where negative surprises may drive credit spreads wider. We would likely view volatility as an opportunity to reposition the Fund into credits which may see more attractive entry points following a year of risk off sentiment, despite their strong and improving credit fundamentals.

JNL/DoubleLine Shiller Enhanced CAPE Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Shiller Enhanced CAPE Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	21.51%	1 Year	N/A
Since Inception	22.72	Since Inception	6.25%
‡Inception date September 28, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Non-U.S. Government Agency ABS	43.0%
Government Securities	15.7
Financials	7.5
U.S. Government Agency MBS	3.7
Consumer Discretionary	2.5
Information Technology	2.0
Health Care	2.0
Energy	1.8
Telecommunication Services	1.6
Industrials	1.4
Consumer Staples	1.2
Materials	0.8
Utilities	0.5
Real Estate	0.2
Other Short Term Investments	16.1
Total Investments	100.0%

For the year ended December 31, 2017, JNL/DoubleLine Shiller Enhanced CAPE Fund underperformed its primary benchmark by posting a return of 21.51% for Class A shares compared 21.83% for the S&P 500 Index. The Fund outperformed its other benchmark return of 13.66% for the Russell 1000 Value Index.

The primary driver of returns in 2017 was exposure, via swap agreements, to the Shiller Barclays CAPE U.S. Sector Index (“Index”). The Index was exposed to five sectors over the course of the year. Four of the five delivered positive returns while in the Index: consumer discretionary, health care, industrials and information technology with “IT” making the greatest positive contribution. Consumer staples sector was down slightly while a constituent of the Index.

The fixed income portfolio contributed positively to absolute and relative returns. All sectors within the fixed income portfolio were positive during the year, with the best returns found in commercial mortgage-backed securities, emerging markets and mortgage-backed securities.

As we enter 2018, macroeconomic and equity fundamentals look strong, but valuations are stretched. As 2017 came to a close, consensus estimates for earnings growth for the S&P 500 Index stood above 10%. Estimates for 2018 and 2019 stood at 11% and 10% earnings growth, respectively, impressive fundamental performance, if it were to come to pass. With a cyclically adjusted price to earnings ratio and the forward price to earnings ratio of the S&P 500 Index both at levels previously seen only in 1929 and 2000, it is hard to argue these estimates are not well discounted in the market. The passage of the Tax Cuts and Jobs Act added fuel to the equity rally. Most relevant for the U.S. equity markets, the bill lowered the top corporate tax rate from 35% to 20%. Only time will tell how much of this reduction will drop to the bottom line of earnings per share for publicly traded companies. Some of the reduction inevitably will be competed away (passed onto consumers, in other words) or seen in higher employee wages. But most estimates see the tax bill adding to 2018 S&P 500 Index earnings by a mid-to-high single digit percentage above the existing estimate above.

Valuations in the fixed income markets were similarly rich, especially in sectors exposed to corporate credit. In the fourth quarter U.S. corporate bonds set new post crisis lows for the tightness in spreads. Entering 2018, there is a risk of higher interest rates due to domestic and foreign central bank policy and macroeconomic data. Macroeconomic data indicates real gross domestic product accelerated and inflation increased in late 2017. If these trends persist, the market response may be higher interest rates (and therefore lower bond prices). On the domestic policy front, the U.S. Federal Reserve (“Fed”) has three balls in the air at once: First, they are embarking on a policy of quantitative tightening by shrinking their balance sheet. The Fed is challenged to quantify the impact quantitative easing had on the economy, much less the impact reducing the balance sheet will have on the economy or capital markets. Second, the Fed is accelerating the pace of rate increases. Finally, all this is going on while a majority of the voting members of the federal open market committee will be new, including the chairperson. The market’s collective high confidence in the Fed’s abilities (as evidenced by high levels of risk taking and low levels of volatility) raises the risk of disappointment. Overseas, even a slight change from the European Central Bank’s extremely low rate policy could see European rates rise and the Euro appreciate. This could further encourage higher U.S. interest rates. With this economic and policy background, we favor maintaining a relatively shorter duration in the Fund. Specifically, we find securitized instruments such as residential and commercial mortgage-backed securities, asset-back securities and collateralized loan obligations relatively attractive investments.

JNL/FPA + DoubleLine Flexible Allocation Fund DoubleLine Capital LP First Pacific Advisors, LLC (Unaudited)

JNL/FPA + DoubleLine Flexible Allocation Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	11.06%	1 Year	11.40%
5 Year	4.42	5 Year	4.64
Since Inception	5.36	Since Inception	5.57
‡Inception date September 28, 2009
†Inception date September 28, 2009
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

DoubleLine Capital LP and First Pacific Advisors, LLC assumed portfolio management responsibility on April 25, 2016.

Composition as of December 31, 2017:
Financials	21.1%
Information Technology	14.0
Non-U.S. Government Agency ABS	13.3
U.S. Government Agency MBS	11.1
Consumer Discretionary	10.5
Industrials	8.4
Government Securities	6.6
Health Care	4.4
Energy	2.5
Consumer Staples	1.3
Materials	1.3
Investment Companies	1.3
Telecommunication Services	0.8
Utilities	0.3
Real Estate	0.2
Other Short Term Investments	2.1
Securities Lending Collateral	0.7
Net Long (Short) Investments	100.0%

For the year ended December 31, 2017, JNL/FPA + DoubleLine Allocation Fund underperformed its primary benchmark by posting a return of 11.06% compared to 23.97% for the MSCI All Country World Index (Net). The Fund underperformed its blended benchmark return of 14.21% for the 60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate 1-3 Year Index.

Ivy Investment Management Company (“Ivy”)

The private equity investments managed by Ivy were reduced from 3.5% of net assets at December 31, 2016 to less than 1% of net assets at December 31, 2017. This reduction was primarily attributable to the purchase of Delta Topco Ltd., the parent of Formula One Group, by Liberty Media Corp. and then the subsequent sale of Liberty Media Corp. by the Fund.

DoubleLine Capital LP (“DoubleLine”)

For the Fund’s allocation to the relative strategy, DoubleLine invests in a portfolio of debt instruments with the objective to provide additional long term total return. At December 31, 2017, the Fund’s allocation to this strategy was 41.6%.

The DoubleLine sleeve of the Fund outperformed the Bloomberg Barclays U.S. Aggregate 1-3-year Index return of 0.87% by 2.41% during 2017.  Overall, 2017 was positive for risk assets as allocations to high yield (“HY”) corporates and emerging markets (“EM”) posted the strongest returns of 6.35% and 5.14%, respectively. In addition, bank loans were the strongest performing sector in the second half of the year posting a return of 2.54%. This was a function of the product’s floating rate structure alongside a U.S. Federal Reserve (“Fed”) that raised rates three times in 2017. By increasing our allocation to bank loans twice over the year, at the end of both February and August, we were able to capitalize on the relative outperformance of the sector as the calendar moved forward.  At current levels, there are not any sectors that stand out as significantly cheap.  We hold the belief that the credit cycle is closer to its end than its beginning and as a result remain cautious with regards to HY.  Additionally, the Fed has signaled a desire to raise rates three times in 2018.  We believe a combination of higher rates going forward and limited upside to the continued rally in credit spreads merits defensive positioning.

The strategy of this Fund has a duration of approximately 2.1 years and a weighted average life of 3.7 years. The Fund is approximately two thirds securitized products and approximately one third non-securitized products. The strategy yields about 2.85%.

First Pacific Advisors, LLC (“First Pacific”)

For the Fund’s allocation to the relative strategy, First Pacific pursues a contrarian value strategy that identifies absolute value opportunities across the capital structure, and in a variety of market capitalizations, geographies and sectors with the long term objective of achieving equity rates of return with less risk than the market. At December 31, 2017, the Fund’s allocation to this strategy was 58.3%.

December ended the 2017 year on a high note. For the first time ever, the S&P 500 Index posted total return gains for all 12 months (note that March was down -0.04% but up 21.83% for the year), now standing at a new record of 14 consecutive months of gains. Political events continued to dominate headlines throughout the year, being a major driver of market performance. While the strategy monitors macroeconomic events, the strategy remained tied to our fundamental research process and bottoms-up security analysis. In an expensive world for value investing, the strategy is now committed to buying good businesses at great prices and great businesses at good prices.

Throughout the year, the investments in Oracle Corp. (“Oracle”), Bank of America Corp., Microsoft Corp., Arconic Inc. and TE Connectivity Ltd. were the top contributors to performance, adding 9.08% gross performance to the strategy. The strategy believes Oracle, the largest position at year end, continues to have room to grow as the company transitions to the cloud. The Naspers Ltd. /Tencent Holdings Ltd. pair trade, General Electric Co., American International Group Inc., WPP Plc and a short iShares Russell 2000 ETF detracted -4.98% from gross performance. Financials had the largest strategy weighting by sector and also led contribution.

JNL/Franklin Templeton Global Fund Templeton Global Advisors Limited (Unaudited)

JNL/Franklin Templeton Global Fund

Average Annual Total Returns
Class A		Class I
1 Year	17.56%	1 Year	17.92%
5 Year	9.14	5 Year	9.36
10 Year	3.97	10 Year	4.18

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	21.6%
Health Care	15.5
Information Technology	12.6
Consumer Discretionary	12.1
Energy	12.1
Telecommunication Services	5.5
Industrials	5.1
Materials	4.2
Consumer Staples	2.5
Utilities	1.9
Other Short Term Investments	4.0
Securities Lending Collateral	2.9
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Franklin Templeton Global Fund underperformed its benchmark by posting a return of 17.56% for Class A shares compared to 22.40% for the MSCI World Index (Net).

Effective April 24, 2017, JNL/ Franklin Templeton Global Growth Fund’s name changed to JNL/Franklin Templeton Global Fund.

International equities rallied in 2017 as investors looked beyond political turmoil and nascent monetary policy tightening and focused on global growth and fiscal stimulus that could potentially help earnings growth. The Fund delivered solid absolute gains, but trailed the benchmark index as a still challenging backdrop for value investors contributed to stock specific setbacks.

Health care was the biggest sector detractor from relative performance during the year, pressured by stock selection and an overweighting. Israeli generic drug maker Teva Pharmaceutical Industries Ltd. (“Teva”) declined after reducing its guidance, leading to concerns about its debt profile. Our analysis indicates that Teva does not have a liquidity problem and should be able to address balance sheet issues, cut costs and deliver on a more conservative outlook. Health care remains subject to concerns about generic competition, regulatory scrutiny and a consolidating payor industry, all of which we believe are overstated and addressable.

Stock selection in consumer discretionary and materials detracted from relative performance. In consumer discretionary, shares of Luxembourg based satellite and network services provider SES SA declined after a string of disappointing results. In materials, shares of Canadian gold miner Barrick Gold Corp. declined following problems with a subsidiary in Africa.

Turning to contributors, stock selection in financials helped relative results. Select European and Asian markets are benefiting from an economic upturn and the potential for incrementally tighter monetary policy, which we believe can improve earnings prospects for the Fund’s financials holdings. Stock selection also benefited relative performance in telecommunication services, utilities and energy.

Regionally, stock specific weakness hurt relative results in Europe and the U.S., while stock selection and an overweighting in Asia contributed to relative performance.

During the year, the U.S. Dollar rose in value relative to many currencies in which the Fund’s investments were traded, which hurt the Fund’s performance because investments in securities with non-U.S. currency lost value as the U.S. Dollar appreciated.

JNL/Franklin Templeton Global Multisector Bond Fund Franklin Advisers, Inc. (Unaudited)

JNL/Franklin Templeton Global Multisector Bond Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	3.57%	1 Year	3.85%
5 Year	1.21	5 Year	1.43
Since Inception	3.89	Since Inception	4.10
‡Inception date December 12, 2011
†Inception date December 12, 2011

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Government Securities	69.7%
Materials	0.8
Financials	0.1
Industrials	0.1
Warrants	-
Other Short Term Investments	29.3
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Franklin Templeton Global Multisector Bond Fund underperformed its benchmark by posting a return of 3.57% for Class A shares compared to 7.68% for the Bloomberg Barclays Multiverse Bond Index.

During the year, the Fund’s positive performance was largely attributable to interest rate strategies and sovereign credit exposures. Currency positions had a largely neutral effect on absolute return. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Brazil), Asia ex-Japan (Indonesia) and Africa contributed to absolute performance, while negative duration exposure to U.S. Treasuries detracted. Among currencies, the Fund’s net negative positions in the Euro, the Japanese Yen and the Australian Dollar detracted from absolute results. However, currency positions in Latin America (the Mexican Peso and Brazilian Real) and Asia ex-Japan (the Indian Rupee) contributed to absolute performance.

During the year, the Fund’s relative underperformance was largely due to currency positions, followed by sovereign credit exposures. Interest rate strategies contributed to relative return. Among currencies, the Fund’s underweighted positions in the Euro, the Japanese Yen and the Australian Dollar detracted from relative performance. However, overweighted currency positions in Latin America (the Mexican Peso and Brazilian Real) and Asia ex-Japan (the Indian Rupee) contributed to relative results. Select overweighted duration exposures in Latin America (Brazil), Asia ex-Japan (Indonesia) and Africa contributed to relative performance, while underweighted duration exposure in the U.S. and Europe detracted.

We continued to position our strategies for rising rates by maintaining low Fund duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to seek select duration exposures that can offer positive real yields without taking undue risk, favoring countries that we feel have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short term volatility as the longer term investing themes develop. During the year, we added to some of our investment convictions during periods of heightened volatility. We also maintained exposures to emerging market currencies that we believe remained fundamentally undervalued. Overall, the Fund was positioned for depreciation of the Euro and Japanese Yen, rising U.S. Treasury yields and currency appreciation in select emerging markets. During the year, the Fund used forward currency exchange contracts to actively manage currencies. The Fund also used interest rate swaps to manage duration exposures.

JNL/Franklin Templeton Income Fund Franklin Advisers, Inc. (Unaudited)

JNL/Franklin Templeton Income Fund

¹Effective April 24, 2017, the Fund changed its primary benchmark from the Bloomberg Barclays U.S. Aggregate Bond Index to the S&P 500 Index for consistency with the Fund's principle investment strategies.

Average Annual Total Returns
Class A		Class I
1 Year	9.93%	1 Year	10.20%
5 Year	6.47	5 Year	6.68
10 Year	5.16	10 Year	5.38

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Health Care	14.5%
Energy	14.1
Financials	13.2
Information Technology	8.2
Consumer Discretionary	8.0
Utilities	7.7
Industrials	7.2
Materials	6.4
Consumer Staples	4.2
Telecommunication Services	3.6
Real Estate	0.6
Other Equity Interests	-
Other Short Term Investments	6.4
Securities Lending Collateral	5.9
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Franklin Templeton Income Fund underperformed its primary benchmark by posting a return of 9.93% for Class A shares compared to 21.83% for the S&P 500 Index. The Fund underperformed its blended benchmark return of 11.40% for the 50% S&P 500 Value Index, 50% Bank of America Merrill Lynch U.S. High Yield Master II Index.

All equity sectors contributed to Fund returns during the year, led by information technology (“IT”), financials and materials. IT positions, including Apple Inc. (“Apple”), Microsoft Corp. (“Microsoft”) and Intel Corp., benefited from product innovation and increasing semiconductor demand. Apple saw record earnings and cash flow generation as new iPhone features were well received by customers, and Microsoft became a leader in cloud based computing. Investments in areas outside its core personal computer segment helped Intel’s shares.

Within financials, Wells Fargo & Co., JPMorgan Chase & Co. and Bank of America Corp. were large contributors to Fund performance. All three companies saw accelerated earnings from an improving economy and higher interest rates. The materials sector, led by DowDuPont Inc. (“DowDuPont”) and Rio Tinto Plc ADR (“Rio Tinto”), benefited from improving commodity prices and strong underlying demand from growing global economies. DowDuPont benefited from its plan to split into three business segments. Shares of Rio Tinto benefited from higher iron ore, copper and aluminum prices, while cost reductions and reduced working capital demands significantly improved cash flow.

Conversely, the Fund’s primary equity detractors included General Electric Co. (“General Electric”) in industrials and generic drug manufacturer Teva Pharmaceutical Industries Ltd. (“Teva”) in health care. Shares of General Electric fell amid the company’s weaker than expected free cash flow profile. Teva was hurt by softer volume and pricing and its heavy debt load. Other holdings that hindered performance included Anadarko Petroleum Corp. and Baker Hughes Inc. in energy, due to low oil prices for most of 2017 and PG&E Corp. in utilities.

On the fixed income side, several energy holdings performed well. Exploration and production holdings, Chesapeake Energy Corp., Weatherford International Plc and Bill Barrett Corp., all benefited from their ability to access the capital markets and refinance debt. Banking benefited from strong credit quality and excess capital, led by Citigroup Inc. Within consumer noncyclical, the strong performance from Tenet Healthcare Corp. and Valeant Pharmaceuticals International Inc. was offset by the Fund’s biggest detractor, Community Health Systems Inc.

The Fund made limited use of derivative instruments during the year, such as equity linked notes. The goal of these instruments is to enhance Fund returns and more efficiently exit stock positions at prices the Fund deems attractive. These positions did not have a material impact on performance.

JNL/Franklin Templeton International Small Cap Growth Fund Franklin Templeton Institutional, LLC (Unaudited)

JNL/Franklin Templeton International Small Cap Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	32.29%	1 Year	32.49%
5 Year	10.23	5 Year	10.47
10 Year	4.16	10 Year	4.38

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Franklin Templeton Institutional, LLC assumed portfolio management responsibility on May 3, 2010.

Composition as of December 31, 2017:
Industrials	25.2%
Consumer Discretionary	17.0
Financials	14.7
Consumer Staples	11.0
Real Estate	8.3
Information Technology	7.4
Energy	4.5
Materials	3.0
Health Care	2.1
Investment Companies	0.6
Other Short Term Investments	4.3
Securities Lending Collateral	1.9
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Franklin Templeton International Small Cap Growth Fund underperformed its benchmark by posting a return of 32.29% for Class A shares compared to 33.01% for the MSCI EAFE Small Cap Index.

Relative to the benchmark, stock selection and an overweighting in financials detracted from relative performance. Key detractors in the sector included U.S. listed reinsurance provider RenaissanceRe Holdings Ltd. and U.S. based property and casualty insurer Arch Capital Group Ltd. Stock selection in consumer staples also hindered relative results, including beverage company C&C Group Plc and Swedish confectionary company Cloetta Fazer AB (“Cloetta”). In contrast, stock selection and an overweighting in industrials boosted relative performance. Key contributors in industrials included shares of UK based Grafton Group Plc, a building materials merchant; Vesuvius Plc, a ceramics products manufacturer; and Clarkson Plc, a shipping services provider. Stock selection and an underweighting in consumer discretionary also enhanced relative results. Leading contributors in consumer discretionary included French boat manufacturer Beneteau SA and Ireland based hotel chain Dalata Hotel Group Plc.

In Asia, stock selection in China benefited relative results, as did an underweighted position in Japan. Stock selection and an overweighted position in Europe also contributed to relative performance, notably security selection in the UK. In contrast, in North America, positioning in the U.S. and Canada detracted from relative performance.

During the year, the U.S. Dollar declined in value against most foreign currencies, which helped the Fund’s performance because investments in securities with non-U.S. currency exposure appreciated as the Dollar declined. However, one cannot expect the same result in future periods.

Some new purchases included 58.com Inc., Liberty Global’s LiLAC Group, Cloetta and Borr Drilling Ltd. Among positions liquidated were ARA Asset Management Ltd., Amec Foster Wheeler Plc, Kennedy-Wilson Holdings Inc. Europe Real Estate Plc and Euler Hermes SA. Although we anticipate economic growth to remain robust in 2018, valuations, particularly among the cyclical sectors of the market, have begun to reflect that brighter outlook. We have been looking opportunistically at individual companies in the European consumer staples and energy sectors that have yet to benefit from the market’s advance. We are also seeing greater opportunities in Asia, notably in Hong Kong and Singapore and in Latin America, where valuations looked more attractive at year end. Overall, we will seek to use intermittent price weakness for opportunistic bargain hunting across diverse markets for companies we believe offer strong risk/reward profiles over the next five years.

JNL/Franklin Templeton Mutual Shares Fund Franklin Mutual Advisers, LLC (Unaudited)

JNL/Franklin Templeton Mutual Shares Fund

Average Annual Total Returns*
Class A		Class I
1 Year	8.11%	1 Year	8.41%
5 Year	10.42	5 Year	10.62
10 Year	4.98	10 Year	5.20
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	20.6%
Information Technology	12.9
Consumer Discretionary	12.6
Health Care	12.2
Consumer Staples	10.0
Energy	9.5
Industrials	6.3
Materials	5.0
Telecommunication Services	2.4
Real Estate	1.4
Utilities	0.9
Other Equity Interests	0.1
Warrants	-
Other Short Term Investments	5.9
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Franklin Templeton Mutual Shares Fund underperformed its benchmark by posting a return of 8.11% for Class A shares compared to 21.83% for the S&P 500 Index.

The Fund follows our distinctive value investment approach, without regard to the benchmark index. Stock selection and an underweighting in the information technology sector detracted from Fund performance relative to the S&P 500 Index, as did stock selection in financials and consumer discretionary. Underweightings in telecommunication services, utilities and real estate contributed to relative Fund performance.

Major contributors to absolute performance included U.S.-based multinational software company Microsoft Corp. (“Microsoft”), U.S.-based construction and mining equipment manufacturer Caterpillar Inc. (“Caterpillar”) and South Korean consumer electronics manufacturer Samsung Electronics Co. Ltd. (“Samsung”). Microsoft benefited from its rapidly growing cloud business and from shifting software clients toward its subscription based services, while Caterpillar raised its 2017 earnings guidance as overall demand improved. For investors, Samsung's solid operating results and sales outweighed both the conviction of its chief executive officer (“CEO”) regarding government bribery and geopolitical tensions concerning North Korea.

In contrast, top detractors from performance included Israel based generic drug manufacturer Teva Pharmaceutical Industries Ltd. (“Teva”), U.S. based industrials company General Electric Co. (“GE”) and U.S. based energy services company Baker Hughes Inc. (“Baker Hughes”). Teva suffered from weak earnings, invalidated patents for a top selling drug and the resignation of its CEO and chief financial officer, while GE’s shares declined amid concerns about poor cash flow, pension liability, bloated costs and increased competition and overcapacity in the power market. Shares of Baker Hughes slumped given challenging long cycle oilfield services projects and weaker than expected operating results after its July 2017 merger with GE’s oil and gas business.

During the year, the Fund held currency forwards to somewhat hedge the currency risk of the Fund’s non-U.S. Dollar investments. The hedges had a negative impact on the Fund’s performance for the year.

At year end, equities remained the core of the Fund. Sector weightings that declined during the year included consumer staples, health care and financials, while sectors that increased included consumer discretionary, industrials and real estate. Given declining unemployment in most developed markets and the U.S. Federal Reserve’s quest for monetary normalization, value stocks could become more attractive, particularly within cyclical sectors such as industrials, consumer discretionary and financials. Consistent with its investment strategy, the Fund maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies. Merger and acquisition activity remained healthy in 2017, although the pace of activity ebbed due to less favorable political and regulatory conditions in the U.S., the UK and China.

JNL/Goldman Sachs Core Plus Bond Fund Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs Core Plus Bond Fund

Average Annual Total Returns*
Class A		Class I
1 Year	3.02%	1 Year	3.27%
5 Year	1.95	5 Year	2.15
10 Year	3.92	10 Year	4.14
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Government Securities	25.1%
U.S. Government Agency MBS	22.7
Non-U.S. Government Agency ABS	15.6
Financials	9.5
Telecommunication Services	3.7
Energy	3.0
Consumer Staples	2.9
Health Care	2.7
Consumer Discretionary	2.2
Information Technology	1.8
Real Estate	1.6
Industrials	1.0
Materials	0.7
Utilities	0.6
Credit Linked Structured Notes	0.5
Other Equity Interests	-
Other Short Term Investments	5.8
Securities Lending Collateral	0.4
Net Long (Short) Investments	100.0%

For the year ended December 31, 2017, JNL/Goldman Sachs Core Plus Bond Fund underperformed its benchmark by posting a return of 3.02% for Class A shares compared to 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s duration and yield curve positioning did not meaningfully impact returns over the year. The Fund maintained a short U.S. duration position. The Fund’s country strategy underperformed, due to a long Canadian rate versus short U.S. rates position. Currency strategies contributed to performance over the year, driven by long exposures to the Polish Zloty, Czech Koruna and Mexican Peso.

Within cross sector positioning, allocations to collateralized loan obligations, asset backed securities and non-agency mortgage-backed securities (“MBS”) contributed to performance. Government and swaps exposure further added to returns, while underweight positions in corporate credit, agency MBS and emerging market debt detracted from performance.

Security selection was a headwind for results, due to selections of Puerto Rican municipal debt, U.S. Dollar denominated Venezuelan debt and short exposure to China through credit default swaps. Selections of MBS detracted from returns within the securitized sector. These losses were partially offset by selections of government and agency debt within government and swaps. Corporate curve positioning and selections of investment grade financial and utility names added to returns within corporate credit. The Fund closed 2017 short U.S. duration, overweight high quality securitized credit, underweight corporates and underweight agency MBS.

The Fund held derivatives during the year. We believe derivatives allow for managing interest rate, credit and currency risks more effectively as part of hedging activity and in applying active investment views. Derivatives can potentially offer greater versatility and efficiency, as well as allow for enhanced precision in risk management. Derivatives were used in several capacities over the year as part of the Fund’s overall investment strategy, including managing duration/yield curve and cross sector positioning.

JNL/Goldman Sachs Emerging Markets Debt Fund Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs Emerging Markets Debt Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	15.10%	1 Year	15.32%
5 Year	-0.72	5 Year	-0.52
Since Inception	4.67	Since Inception	4.87
‡Inception date October 06, 2008
†Inception date October 06, 2008
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Government Securities	66.0%
Credit Linked Structured Notes	7.8
Financials	7.7
Energy	3.4
Telecommunication Services	2.9
Consumer Staples	2.5
Materials	2.0
Consumer Discretionary	1.8
Utilities	1.5
Industrials	1.3
Information Technology	0.2
Health Care	0.2
Real Estate	0.1
Securities Lending Collateral	1.8
Other Short Term Investments	0.8
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Goldman Sachs Emerging Markets Debt Fund underperformed its primary benchmark by posting a return of 15.10% for Class A shares compared to 15.21% for the JPMorgan GBI EM Global Diversified Index. The Fund outperformed its blended benchmark return of 13.38% for the 75% JPMorgan GBI EM Global Diversified Index and 25% JPMorgan CEMBI Broad Diversified Index.

The primary driver of performance came from our currency exposure, specifically our longs in the Polish Zloty and Czech Koruna. Offsetting some of this performance was our short in the Euro, which served as a funding currency for this trade. We also saw positive attribution from our exposure to local rates such as our overweight in Argentina and underweight in the Czech Republic. The primary detractor from the Fund’s performance came from the Fund’s exposure to Venezuelan state owned oil company Petroleos de Venezuela SA.

Ongoing momentum in global growth combined with expectations for a gradual rate hike cycle in the U.S., as well as little progress on protectionist policies have supported emerging markets (“EM”) assets this year. We continue to view EM fixed income assets as offering a high quality source of yield despite the overall asset class appears fair on valuations driven mostly by low volatility, mature positioning, moderate global growth and expected developed market central bank normalization.

The Fund was overweight local rates in South Africa, Russia and Mexico. South African macro fundamentals have improved in recent years, with the current account deficit narrowing from 6% of gross domestic product to around 2%. In Russia, we think that the central banks easing cycle may need to gather pace given the disinflationary backdrop and that the firmer oil prices will provide some near term support for the Russian current account balance.

The Fund held derivatives during the year. We do not employ derivatives to gain leverage. The use of derivatives allows the Fund to manage interest rate, credit and currency risks more effectively by allowing the Fund to both hedge and apply active investment views with greater versatility. They also afford greater risk management precision. Currency forwards are employed to gain currency exposure or hedge non-base currency exposures back to base currency. Interest rate swaps and total return swaps may be employed to hedge risk and/or gain exposure to illiquid or high transaction cost local markets. Credit default swaps are used to express the Fund’s view on a credit and to manage credit exposure.

JNL/GQG Emerging Markets Equity Fund GQG Partners LLC (Unaudited)

JNL/GQG Emerging Markets Equity Fund

Composition as of December 31, 2017:
Financials	36.0%
Information Technology	30.5
Consumer Staples	9.8
Telecommunication Services	3.6
Industrials	3.6
Materials	3.5
Consumer Discretionary	3.1
Utilities	2.7
Health Care	2.2
Energy	2.0
Other Short Term Investments	1.9
Securities Lending Collateral	1.1
Total Investments	100.0%

Total Returns
Class A‡		Class I†
Since Inception	5.10%	Since Inception	5.20%
‡Inception date September 25, 2017
†Inception date September 25, 2017

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

For the period September 25, 2017 through December 31, 2017, JNL/GQG Emerging Markets Equity Fund underperformed its primary benchmark by posting a return of 5.10% for Class A shares compared to 5.48% for the MSCI EM Index (Net).

The MSCI EM Index closed 2017 with another strong quarterly performance, capping its best full year returns since 2009. The macro trends suggest we are in the early stage of recovery in emerging markets, especially looking at the credit cycle in some of the larger economies. While markets will undoubtedly face headwinds over the next twelve months, corporate earnings will show further strength, reflecting growth in corporate investment and in consumer spending.

The top contributors to performance in the period were Tencent Holdings Ltd. (“Tencent”), Sberbank of Russia (“Sberbank”) and Ping An Insurance Group Co. of China Ltd. (“Ping An”). Tencent posted very strong results throughout 2017, with revenue growth momentum holding into the fourth quarter. Sberbank beat estimates by achieving better than expected net interest margins and continuing to carefully manage expenses. Ping An, a multiline insurer, improved its financial disclosure recently and is well positioned to benefit as insurers gain new business in an under penetrated market. Among the leading detractors to performance in the period were B3 SA, Itau Unibanco Holding SA and Qualicorp SA (“Qualicorp”). The three companies posted positive results over the course of the period, and two of the three outperformed the benchmark over the period. Sentiment towards Brazil has run hot and cold over the past year given the turbulent politics.

The Fund’s holdings in consumer staples and financials exhibit a significant positive total effect in quarterly attribution analysis. In consumer staples, the contribution is due almost entirely to the Fund’s positions in a Chinese liquor manufacturer and an operator of convenience stores in Thailand. The positive total effect from financials reflected contributions from banking and insurance holdings. The negative attribution effect generated by health care in the fourth quarter reflects, in part, Qualicorp’s performance as well as poor relative performance of some pharmaceutical holdings. In utilities, the Fund was overweight the sector and some of our choices performed weakly.

The contribution from China stands out. The Fund was slightly underweighted versus the benchmark, on average, during the period, but strong performance by a few holdings produced a positive selection effect. In Taiwan, the Fund was underweighted versus the benchmark, which generated a positive allocation effect and the Fund’s one holding, Taiwan Semiconductor Manufacturing Co. Ltd., generated a positive selection effect. The Fund’s underweight position in South Africa versus the benchmark hurt the Fund during the period as the leadership change within the African National Congress led to considerable optimism. The Fund’s positions in Russia hurt performance relative to the benchmark given the risk of further sanctions being imposed.

JNL/Harris Oakmark Global Equity Fund Harris Associates L.P. (Unaudited)

JNL/Harris Oakmark Global Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	22.86%	1 Year	N/A
Since Inception	7.84	Since Inception	2.19%
‡Inception date April 27, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	30.1%
Consumer Discretionary	28.9
Industrials	12.5
Materials	8.8
Information Technology	6.6
Health Care	4.2
Consumer Staples	3.9
Other Short Term Investments	5.0
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Harris Oakmark Global Equity Fund outperformed its benchmark by posting a return of 22.86% for Class A shares compared to 22.40% for the MSCI World Index (Net).

The Fund outperformed its benchmark, the MSCI World Index (Net), for the year driven mainly by stock selection. On a geographic basis, stock selection in Switzerland and the UK generated the top results, while investments in Japan and Mexico were the worst relative performers. On a sector basis, stock selection in financials and consumer staples delivered the best results. Stock selection in consumer discretionary and a lower than benchmark weighting in information technology caused these sectors to be the only overall detractors for the year.

Generally, the Fund’s only derivative use is foreign currency forwards for hedging purposes. The Fund may implement currency hedging when it views that a currency is overvalued by more than 20% of its estimated value based on purchasing power parity. A hedge position usually does not exceed more than 80-90% of the value of the respective holdings denominated in such currency. The Fund’s Swiss Franc hedges detracted -0.04% from performance for the year.

Top performing stock: Glencore Plc’s fundamentals strengthened over the past year, benefiting from management’s ongoing significant efforts to aggressively reduce debt and capital expenditures as well as to sell noncore assets. Most recently, management increased full year marketing segment earnings guidance to $2.6-$2.8 billion from the previous range of $2.4-$2.7 billion. Management has progressively raised earnings forecasts for this segment over the course of the year, which indicates to us that the marketing business is consistently executing beyond expectations.

Bottom performing stock: General Electric Co.’s (“GE”) share price dropped mainly in the fourth quarter due to 1) third quarter results that fell short of market expectations, 2) several analysts’ downgrades and 3) news of chief financial officer Jeffrey Bornstein’s departure. Although we are frustrated that GE’s business fundamentals recently lagged our expectations, we have retained our shares because we believe the stock has declined more than warranted by the fundamentals.

At year end, the Fund’s equities spanned eleven countries in six regions. The weighting in the UK increased about 2.6% from the additions of Liberty Global Plc (“Liberty Global”) and WPP Plc (“WWP”). The Fund was also invested in eight sectors. The consumer discretionary weighting increased roughly 4.3% from the additions of Liberty Global, Priceline Group Inc. and WPP.

JNL/Invesco China-India Fund Invesco Hong Kong Limited (Unaudited)

JNL/Invesco China-India Fund

Average Annual Total Returns*
Class A		Class I
1 Year	52.32%	1 Year	52.83%
5 Year	8.74	5 Year	8.97
10 Year	2.03	10 Year	2.24
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Invesco Hong Kong Limited assumed portfolio management responsibility on April 25, 2016.

Composition as of December 31, 2017:
Financials	19.9%
Consumer Discretionary	17.6
Information Technology	17.6
Industrials	10.5
Materials	8.9
Consumer Staples	8.4
Telecommunication Services	5.4
Health Care	3.9
Energy	1.8
Utilities	1.6
Other Short Term Investments	4.0
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Invesco China-India Fund underperformed its primary benchmark by posting a return of 52.32% for Class A shares compared to 54.07 % for the MSCI China Index (Net). The Fund outperformed its blended benchmark return of 46.43% for the 50% MSCI China Index (Net), 50% MSCI India Index (Net).

Stock selection was highly positive in both India and China. In India, positive stock selection was broad based. In particular, our selected holdings in the financial sector were well rewarded. One of the major contributors to the outperformance was Bajaj Finance Ltd., a non-banking finance company focusing on consumer and small business loans. Its share price rallied on strong revenue growth and stable asset quality. The Fund’s overweight positions in a few auto related stocks performed well too thanks to robust domestic automobile sales amid improving unemployment and consumer sentiment. In addition, the Fund’s exposures within materials including industrial paint companies and chemical companies added positive value to the Fund during the year.

In China, the Fund’s overweight positions in consumer related and information technology sectors continued to deliver strong performance. Top stock contributions came from a variety of sub sectors including a leading private education service provider, eCommerce platforms and auto parts companies. Their strong share price performances during the year were underpinned by steady earnings growth.

On Fund positioning, the Fund maintained a balanced allocation to Chinese and Indian equities as we continued to find attractive stock opportunities in both markets. As an active bottom-up investor, we sought companies with sustainable industry leadership and competitive advantages, which has led to meaningful exposure in consumer related sectors, including consumer discretionary, consumer staples and internet services.

JNL/Invesco Diversified Dividend Fund Invesco Advisers, Inc. (Unaudited)

Composition as of December 31, 2017:
Consumer Staples	20.1%
Utilities	15.2
Financials	13.4
Industrials	9.8
Energy	7.9
Health Care	7.2
Consumer Discretionary	7.2
Telecommunication Services	5.5
Materials	2.9
Real Estate	1.4
Information Technology	1.3
Other Short Term Investments	7.3
Securities Lending Collateral	0.8
Total Investments	100.0%

Total Returns
Class A‡		Class I†
Since Inception	3.30%	Since Inception	3.40%
‡Inception date September 25, 2017
†Inception date September 25, 2017

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so than an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

For the period September 25, 2017 through December 31, 2017, JNL/Invesco Diversified Dividend Fund underperformed its primary benchmark by posting a return of 3.30% for Class A shares compared to 6.27% for the MSCI USA Value Index (Gross). The Fund underperformed its other benchmark return of 7.41% for the S&P 500 Index.

On an absolute basis the Fund’s holdings in consumer staples and financials made the largest contribution to returns with companies like General Mills Inc. and American Express Co. outperforming. Telecommunication services and health care holdings were the largest detractors from absolute performance with companies like Deutsche Telekom AG and Bayer AG underperforming.

An underweight position in health care and strong stock selection in industrials made a positive contribution to relative performance during the period. The Fund’s overweight position in utilities and underweight positions in information technology and financials detracted the most from performance versus the benchmark.

The Fund used currency forward contracts for the purpose of hedging currency exposure of some of the non-U.S. based companies held in the Fund and these were not used for speculative purposes or leverage. The use of currency forward contracts had a very small negative impact on the Fund’s performance during the period.

At the end of the period, the Fund’s largest overweight positions compared to the MSCI USA Value Index were in utilities and consumer staples, while the primary underweights were in information technology, financials and health care. The Fund’s strategy focuses on three key elements over a full market cycle appreciation, income and preservation. We are still finding attractive investments, but the opportunity set is narrower at this point in the cycle. As such, we are highly focused on companies such as our investments in consumer staples where we have a high degree of confidence in the sustainability of their cash flows and margins. At the same time, we continue to search for attractive valuations and “self help” opportunities where companies can improve returns via efforts such as restructuring and cost management.

JNL/Invesco Global Real Estate Fund Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Global Real Estate Fund

Average Annual Total Returns*
Class A		Class I
1 Year	10.19%	1 Year	10.46%
5 Year	5.73	5 Year	5.96
10 Year	4.72	10 Year	4.94
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Real Estate	97.8%
Financials	1.2
Other Short Term Investments	1.0
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Invesco Global Real Estate Fund underperformed its benchmark by posting a return of 10.19% for Class A shares compared to 11.42% for the FTSE EPRA/NAREIT Developed Real Estate Index.

Key relative detractors came from security selection in Japan and Hong Kong. Additionally, ancillary cash, a combination of security selection and an overweight exposure in France, as well as a lack of holdings in Austria, also hurt relative returns. Primary relative contributors included security selection in the U.S. and the UK.

Top contributors to the Fund’s absolute performance included Vonovia SE (“Vonovia”) and ProLogis Inc. (“ProLogis”). Vonovia has exposure to favorable supply and demand fundamentals for residential assets in Germany and was expected to generate above average growth. ProLogis owns a portfolio of high quality industrial assets which are primarily located in global gateway markets. We believed ProLogis would post above average cash flow growth driven by favorable industrial fundamentals and a robust development pipeline.

Top absolute detractors from the Fund performance included Mitsubishi Estate Co. Ltd. (“Mitsubishi Estate”) and Brixmor Property Group Inc. (“Brixmor”). Mitsubishi Estate owns and develops a high quality portfolio of primarily office assets in Central Tokyo, assets we believed would benefit from a healthy demand outlook. Brixmor owns shopping center assets across the U.S., was trading at an attractive valuation relative to peers and was expected to deliver above average cash flow and earnings growth.

Significant purchases during the year included a new position in New World Development Ltd., a major developer of residential and commercial properties in Hong Kong and China. Our overweight position in Simon Property Group Inc. was reduced following recent outperformance among Class A regional mall companies given greater attention from private equity investors and activists.

Trends in underlying real estate markets were reflecting greater maturity in the global real estate cycle. The sector is ending 2017 trading, on average, at a small discount to net asset value, which is slightly wider than long term average.

Overall, we maintained a bias toward sectors with better relative growth prospects, companies with higher quality assets, supply constrained real estate markets, generally lower leveraged balance sheets and in an environment where risk free rates may continue to modestly rise over the midterm, companies with above average earnings growth prospects.

JNL/Invesco International Growth Fund Invesco Advisers, Inc. (Unaudited)

JNL/Invesco International Growth Fund

Average Annual Total Returns*
Class A		Class I
1 Year	23.20%	1 Year	23.47%
5 Year	7.30	5 Year	7.50
10 Year	3.37	10 Year	3.77
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	24.5%
Information Technology	19.4
Consumer Staples	14.3
Consumer Discretionary	12.5
Industrials	11.9
Health Care	4.1
Energy	4.0
Materials	2.2
Other Short Term Investments	7.1
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Invesco International Growth Fund underperformed its benchmark by posting a return of 23.20% for Class A shares compared to 32.01% for the MSCI All Country World ex USA Growth Index (Net).

The Fund’s holdings in information technology (“IT”) underperformed those of the benchmark and were the most significant detractors to relative performance. Not owning two of the style specific benchmark’s best performing stocks over the year, China-based Tencent Holdings Ltd. and Alibaba Group Holding Ltd., was a meaningful drag on relative returns. The market showed little concern for valuation over the year, with investors accepting very high valuations for these types of momentum growth stocks. The Fund did not hold these names because we believed elevated valuations do not offer attractive risk reward profiles. Elsewhere, the Fund’s holdings in consumer discretionary and health care underperformed those of the benchmark, detracting from relative results. The Fund’s cash position in a strong up market environment dragged on relative results, as well.

In contrast, holdings in consumer staples outperformed those of the benchmark and were among the most significant contributors to relative performance. Particular strength was seen in the Fund’s food and beverage holdings. Kweichow Moutai Co. Ltd. (“Moutai”), a Chinese spirits company, was one of the Fund’s top individual contributors. Moutai’s strong performance was driven by a growing demand from young Chinese consumers for the company’s iconic grain liquor products. Towards the end of the year, we took profits and trimmed our position in Moutai as valuations started to look a little stretched.

The Fund ended the year overweight in financials, energy, industrials and IT sectors while being underweight to materials, health care, consumer discretionary, real estate, telecommunications services, utilities and consumer staples.

As always, we continue to look for high quality companies that exhibit the following characteristics: strong organic growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. We believe that this balanced equivalent focused approach may help deliver attractive returns over the long term.

JNL/Invesco Mid Cap Value Fund Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Mid Cap Value Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the Russell Mid Cap Value Index to the MSCI USA Mid Cap Value Index (Gross) for consistency with the Fund's principle investment strategies.

Average Annual Total Returns*
Class A		Class I
1 Year	9.74%	1 Year	9.88%
5 Year	10.48	5 Year	10.69
10 Year	5.79	10 Year	5.93
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Invesco Advisers, Inc. assumed portfolio management responsibility on September 16, 2013.

Composition as of December 31, 2017:
Financials	28.4%
Industrials	11.8
Information Technology	10.7
Consumer Discretionary	10.3
Energy	9.9
Health Care	8.6
Real Estate	6.3
Materials	5.7
Utilities	3.9
Securities Lending Collateral	2.5
Other Short Term Investments	1.9
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Invesco Mid Cap Value Fund underperformed its benchmark by posting a return of 9.74% for Class A shares compared to 13.34% for the Russell Midcap Value Index. Effective December 31, 2017, the MSCI USA Mid Cap Value Index (Gross) became the Fund’s primary benchmark which posted a return of 17.04%.

Stock selection in industrials was the largest detractor from the Fund’s relative return and key detractors included Babcock & Wilcox Enterprises Inc. (“B&W”) and Fluor Corp. (“Fluor”). B&W sold off after reporting a loss due to project charges in its renewables segment, as well as execution issues that squeezed margins in its industrials business. Fluor reported weaker than anticipated earnings due to high cost over runs and the company lowered its earnings guidance for the rest of the year.

Stock selection in information technology (“IT”) also detracted from the Fund’s relative return, largely due to a lack of exposure to the semiconductor industry. Additionally, the Fund’s holdings in the hardware and equipment industry, particularly Diebold Nixdorf Inc. and Ciena Corp., hurt relative performance.

Stock selection in utilities was another detractor during the year, due in part to the Fund’s lack of exposure to some of the stronger performing names within the sector. The Fund’s holding in Edison International also hurt relative performance.

The Fund’s only holding in consumer staples, Conagra Brands Inc. (“Conagra”), was also a key detractor, as the company reported declining sales in a number of its key product segments. The Fund’s position in Conagra was sold during the year.

An overweight and stock selection in financials was the largest contributor to relative performance for the year. Key contributors in the sector included Comerica Inc., Willis Towers Watson Plc and Voya Financial Inc.

An overweight and stock selection in health care was a strong contributor to the Fund’s relative return, due in part to AmerisourceBergen Corp., a pharmaceutical services company. Stock selection and the Fund’s underweight to energy, real estate and telecommunications services also helped relative performance during the year.

During the year, we increased the Fund’s exposure to financials, consumer discretionary and energy and decreased exposure to IT, industrials, consumer staples and telecommunications services. At the end of the year, the Fund’s largest overweights relative to the benchmark were in financials, IT and health care, while the largest underweights were in real estate, utilities and consumer staples.

JNL/Invesco Small Cap Growth Fund Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Small Cap Growth Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the Russell 2000 Growth Index to the MSCI USA Small Growth Index (Gross) for consistency with the Fund's principle investment strategies.

Average Annual Total Returns*
Class A		Class I
1 Year	24.96%	1 Year	25.20%
5 Year	15.60	5 Year	15.81
10 Year	9.41	10 Year	9.62
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Information Technology	27.0%
Health Care	22.2
Industrials	15.4
Consumer Discretionary	12.0
Financials	9.2
Materials	3.8
Energy	3.5
Consumer Staples	1.2
Real Estate	1.1
Telecommunication Services	0.7
Other Short Term Investments	2.3
Securities Lending Collateral	1.6
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Invesco Small Cap Growth Fund outperformed its benchmark by posting a return of 24.96% for Class A shares compared to 22.17% for the Russell 2000 Growth Index. Effective December 31, 2017, the MSCI USA Small Growth Index (Gross) became the Fund’s primary benchmark which posted a return of 23.37%.

On the positive side, the Fund outperformed the Russell 2000 Index by the widest margin in information technology due to positive stock selection. Take-Two Interactive Software Inc., an entertainment software developer, was a notable contributor to performance. The company was boosted by solid quarterly results as well as better than expected sales from their Grand Theft Auto game franchise

Stock selection in consumer discretionary also contributed to relative performance. Penn National Gaming Inc., a gaming operator in Pennsylvania, was a contributor to performance. The company’s stock rose on better than expected earnings driven my more favorable visitation and spending patterns than expected.

Stock selection in health care benefitted relative performance as well. Nektar Therapeutics, a biopharmaceutical company based in San Francisco, was a leading contributor to performance. During the first quarter of the year, the stock was boosted by better than expected phase 3 results for a new opioid painkiller designed to relieve pain without leading to abuse and addiction. The stock rallied again in fourth quarter after receiving favorable feedback from the Food and Drug Administration regarding the drug.

On the negative side, overweight exposure to energy was also a detractor from relative performance. Energy was the worst performing sector in the Russell 2000 Index during the year as crude prices declined on concerns over increasing U.S. energy supplies and fears that the Organization of the Petroleum Exporting Countries (“OPEC”) cuts enacted in November 2016 would not be continued after June 2017. Despite OPEC members eventually agreeing to extend the cuts in May and a sharp rally in the fourth quarter, the sector still has yet to fully recover.

The Fund’s holdings in consumer staples also detracted from relative performance. Lancaster Colony Corp., a specialty food manufacturer, was a notable detractor from performance within the sector. The stock pulled back early in the year after a posting a strong gain in the second half of 2016. The company’s core business continues to perform in line with expectations and we still own the stock.

Overweight exposure and stock selection in financials also dampened relative results. Although the Fund had an overweight allocation to the sector, underweight exposure to the mortgage finance and consumer finance industries detracted from relative performance. Financial Engines Inc., an asset manager, was a leading detractor from performance in the sector due to disappointing inflows after the loss of a key client and investor concerns around pricing.

The traditional business cycle recovery has not fully materialized, as evidenced by several years of mixed results, depending on which sector we evaluate. However, it is possible this is just a very slow normalization and there is some evidence we may yet see a more classic recovery and a reacceleration in growth. Due to the uncertain economic outlook, we continue to balance the Fund with a mix of long term secular growth opportunities and cyclical growth opportunities that have strong valuation support.

JNL/JPMorgan MidCap Growth Fund J.P. Morgan Investment Management, Inc. (Unaudited)

JNL/JPMorgan MidCap Growth Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the Russell Mid Cap Growth Index to the MSCI USA Mid Cap Growth Index (Gross) for consistency with the Fund's principle investment strategies.

Average Annual Total Returns
Class A		Class I
1 Year	29.40%	1 Year	29.70%
5 Year	16.17	5 Year	16.41
10 Year	8.73	10 Year	8.86

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Information Technology	29.4%
Industrials	18.0
Consumer Discretionary	17.1
Health Care	11.6
Financials	11.0
Materials	2.8
Energy	2.3
Consumer Staples	1.2
Real Estate	1.1
Other Short Term Investments	3.5
Securities Lending Collateral	2.0
Total Investments	100.0%

For the year ended December 31, 2017, JNL/JPMorgan MidCap Growth Fund outperformed its primary benchmark by posting a return of 29.40% for Class A shares compared to 25.27% for the Russell Midcap Growth Index. Effective December 31, 2017, the MSCI USA Mid Cap Growth Index (Gross) became the Fund’s primary benchmark which posted a return of 22.00%.

Stock selection within health care and financial services detracted from performance during the year while stock selection in consumer discretionary and information technology (“IT”) contributed. Overweight positions in Acadia HealthCare Co. Inc. and Electronic Arts Inc. were the top detractors from performance, while overweight positions in Red Rock Resorts Inc. and Cavium Inc. were the top contributors.

2017 was a strong year for the Fund as growth outperformed value and higher growth stocks that exceeded earnings expectations were rewarded. Outperformance for the year was broad based and driven by stock selection as well as sector positioning. Stock selection in consumer discretionary and IT were the largest contributors. Stock selection within financials and materials and processing modestly detracted. Overweight positions in Kite Pharma Inc. and Arista Networks Inc. were top contributors to performance, while overweight positions in Acuity Brands Inc. and Range Resources Corp. were the top detractors during the year.

We continue to find high conviction ideas in secular growth drivers as well as businesses with steadier growth characteristics. We are finding attractive opportunities in IT, which remains the largest overweight in the Fund, followed by consumer discretionary. The Fund’s exposure in IT is diverse, driven by internet, software, semiconductors and video games. The Fund has notable underweights in materials and processing and consumer staples.

JNL/JPMorgan U.S. Government & Quality Bond Fund J.P. Morgan Investment Management, Inc. (Unaudited)

JNL/JPMorgan U.S. Government & Quality Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	2.51%	1 Year	2.70%
5 Year	1.22	5 Year	1.41
10 Year	3.67	10 Year	3.87

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
U.S. Government Agency MBS	53.2%
Government Securities	30.7
Non-U.S. Government Agency ABS	5.4
Financials	2.3
Energy	1.1
Health Care	0.4
Industrials	0.4
Consumer Staples	0.4
Consumer Discretionary	0.3
Real Estate	0.3
Utilities	0.3
Information Technology	0.1
Other Short Term Investments	5.1
Total Investments	100.0%

For the year ended December 31, 2017, JNL/JPMorgan U.S. Government & Quality Bond Fund outperformed its primary benchmark by posting a return of 2.51% for Class A shares compared to 2.30% for the Bloomberg Barclays U.S. Government Bond Index.

Investors experienced a year long rally in risk assets while volatility remained subdued. Synchronized global growth powered performance in 2017. The S&P 500 Index ended the year up 21.83% and investment grade credit spread tightened to new post crisis lows. Commodity prices also ended on a high note, with West Texas Intermediate crude rising to about $60 a barrel. The U.S. Treasury yield curve persisted with a flattening bias throughout the year. Year over year, the two-year yield rose by 69 basis points (“bps”) to 1.89%, while the 10-year yield decreased by -5 bps to 2.40%. The spread between the two- and 10-year declined by 74 bps to finish the year at 51 bps. Within Treasuries, the 30-year bellwether was the best performer, posting a return of 9.14% during the year. The Fund’s underweight to the long end of the curve (30-year key rate duration) was negative as the long end outperformed. This was partially offset by an underweight to the short end of the curve, in which rates rose over the year.

The Fund’s underweight in treasury debt was positive, as all spread sectors outperformed duration neutral treasuries during year. An overweight allocation to agency collateralized mortgage-backed securities (“CMBS”) and corporates was particularly beneficial to performance as spreads tightened during a mostly risk on environment. Agency CMBS and corporates outpaced duration like Treasuries by 113 bps and 335 bps as measured by Bloomberg Barclays Agency commercial mortgage-backed securities and Bloomberg Barclays Corporates Index, respectively. The Fund’s cash position was a slight detractor as long-term bonds had better than cash returns. Cash is used to help manage the Fund’s liquidity and duration.

The Fund’s underweight to treasury debt and overweight to corporates, mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) and CMBS contributed to performance over the year. The Fund’s detractors were an underweight to the 30-year key rate duration and a cash allocation. The 30-year U.S. Treasury returned 9.14% versus 2.20% for the five-year Treasury in 2017. The Fund’s shorter duration posture was a positive. Sector weightings for the Fund remained fairly in line throughout the year.

At year end, 46% of the Fund was invested in agency mortgages. Approximately 21% of the Fund was invested in U.S. Treasury securities. The Fund had approximately 5% in money markets. The remainder of the Fund was invested in ABS, CMBS, agency securities and credit.

JNL/Lazard Emerging Markets Fund Lazard Asset Management LLC (Unaudited)

JNL/Lazard Emerging Markets Fund

Average Annual Total Returns*
Class A		Class I
1 Year	28.60%	1 Year	28.94%
5 Year	3.17	5 Year	3.39
10 Year	2.08	10 Year	2.29
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	29.4%
Information Technology	24.3
Telecommunication Services	11.2
Consumer Discretionary	9.4
Energy	7.9
Consumer Staples	5.9
Industrials	5.6
Materials	3.0
Utilities	1.2
Health Care	0.7
Other Short Term Investments	1.2
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Lazard Emerging Markets Fund underperformed its benchmark by posting a return of 28.60% for Class A shares compared to 37.28% for the MSCI Emerging Markets Index (Net).

Samsung Electronics Co Ltd., a leading Korean technology company, continued to benefit from stronger memory pricing, the acceleration of organic light-emitting diode and stronger preorders for its Galaxy Note 8. Shares of Taiwan Semiconductor Manufacturing Co. Ltd. (“TSMC”), a Taiwanese semiconductor manufacturer, gained amid expectations for a strong Apple led ramp up in the second half of the year. NetEase.com Inc., a Chinese publisher of online games and web portal company, provided an upbeat assessment of its 2018 games pipeline on its third quarter earnings call. SK Hynix Inc., a Korean semiconductor company, performed well due to stronger than expected memory prices. Shares of Sberbank of Russia, a Russian bank, rose after management provided an upbeat guidance for 2017 with improving loan growth and increased deposits, allowing for a high teens projected return on equity (“ROE”). Stock selection within Russia added value.

In contrast, Magnit PJSC, a Russian food retailer, reported disappointing results for the fourth quarter amid increased competitive pressure. Shares of Habib Bank Ltd., a Pakistani bank, dipped strongly after it was fined $225 million by the Department of Financial Services, the New York financial regulator, over compliance failures by its New York branch, which subsequently was shut down. Shares of Gazprom OAO Via Gaz Capital SA, a Russian gas company, declined as hopes for an increased dividend payout ratio diminished. Shares of Life Healthcare Group Holdings Ltd., a South African hospital operator, declined as local health insurance companies applied pressure through the medical procedure approval process. Oil & Gas Development Co. Ltd. (“OGDC”), a Pakistani energy company, was hurt by declining oil prices and political concerns as the prime minister was called to testify in a “Panama Papers” probe. Stock selection within information technology, consumer discretionary and financials and within China hurt performance. A higher than index exposure to telecommunications services and to Russia and Pakistan, and a lower than index exposure to China detracted from performance.

We expect long term forces of innovation and recovery to continue to drive growth in emerging markets. Valuations are higher, but they are supported by earnings growth. And while U.S. tax and trade policies could have ramifications for emerging markets through U.S. Dollar strength and potential capital rotation, fundamentals continue to be reasonably strong. These policies and their theoretical stimulus effects remain controversial and untested. What is more, growth and investment in the United States and other parts of the world has generally been beneficial for emerging markets, which participate in the global supply chain.

We believe emerging markets equities offer a potentially rewarding but somewhat more modest 2018 as growth continues to accelerate in a backdrop of more crowded popular themes and the possibility of a resurgent U.S. Dollar. In a buoyant market, we believe valuation discipline will be increasingly important to achieve capital preservation and capital appreciation for emerging markets investors.

JNL/Mellon Capital Funds Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Consumer Staples Fund

Composition as of December 31, 2017:
Consumer Staples	97.0%
Other Short Term Investments	2.4
Securities Lending Collateral	0.6
Total Investments	100.0%

Total Returns
Class A‡		Class I†
Since Inception	6.10%	Since Inception	6.20%
‡Inception date September 25, 2017
†Inception date September 25, 2017

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

For the period between September 25, 2017 through December 31, 2017, JNL/Mellon Capital Consumer Staples Sector Fund underperformed its benchmark by posting a return of 6.10% for Class A shares compared to 6.57% for the MSCI USA IMI/Consumer Staples Index (Gross). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund invests its assets in the stocks in the MSCI USA IMI/Consumer Staples Index (Gross) (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.

Since the Fund’s inception, largest contributors to and detractors from the Fund’s performance: Kroger Co. (+37.7%) and Snyders-Lance Inc. (+35.5%) contributed 0.4% and 0.1%, respectively, to the Fund’s return while TreeHouse Foods Inc. (-25.5%) and Edgewell Personal Care Co. (-19.5%) each detracted -0.1% from the Fund’s return.

JNL/Mellon Capital Emerging Markets Index Fund

Composition as of December 31, 2017:
Information Technology	27.2%
Financials	23.1
Consumer Discretionary	10.0
Energy	7.0
Materials	6.9
Consumer Staples	6.5
Industrials	5.1
Telecommunication Services	4.8
Real Estate	2.7
Health Care	2.5
Utilities	2.3
Other Equity Interests	-
Other Short Term Investments	1.7
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Mellon Capital Emerging Markets Index Fund underperformed its benchmark by posting a return of 36.11% for Class A shares compared to 37.28% for the MSCI Emerging Markets Index (Net). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund invests its assets in securities included in the MSCI Emerging Markets Index (Net) (“Index”). The Fund attempts to replicate the performance of the Index by investing all or substantially all of its assets in the securities that comprise the Index.

Largest contributors to and detractors from the Fund’s performance: Geely Automobile Holdings Ltd. (+262.7%) and China Evergrande Group (+453.4%) each contributed 0.3% to the Fund’s return while Steinhoff International Holdings NV (-92.8%) and HengTen Networks Group Ltd. (-68.6%) detracted -0.3% and -0.02%, respectively, from the Fund’s return. Information technology (+60.7%) and financials (+32.6%) contributed 14.3% and 7.9%, respectively, to the Fund’s return. China (+54.1%) and Korea (+47.2%) contributed 13.6% and 6.6%, respectively, to the Fund’s return while Qatar (-11.6%) and Pakistan (-31.7%) detracted -0.1% and -0.04%, respectively, from the Fund’s return.

JNL/Mellon Capital European 30 Fund

Composition as of December 31, 2017:
Consumer Discretionary	36.4%
Industrials	17.7
Utilities	12.8
Consumer Staples	11.2
Health Care	9.3
Telecommunication Services	6.4
Energy	3.2
Financials	2.9
Securities Lending Collateral	0.1
Other Short Term Investments	-
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Mellon Capital European 30 Fund underperformed its benchmark by posting a return of 23.74% for Class A shares compared to 25.51% for the MSCI Europe Index (Net).

The Fund seeks to achieve its objective by investing its assets in the securities of 30 companies selected from the MSCI Europe Index (Net).

Largest contributors to and detractors from the Fund’s performance: Persimmon Plc (+57.3%) and easyJet Plc (+59.5%) contributed 2.2% and 2.0%, respectively, to the Fund’s return while Babcock International Group Plc (-19.0%) and Carrefour SA (-11.0%) detracted -0.5% and -0.3%, respectively, from the Fund’s return. Consumer discretionary (+33.6%) and industrials (+29.8%) contributed 11.4% and 4.1%, respectively, to the Fund’s return. The UK (+33.4%) and Germany (+26.4%) contributed 7.8% and 4.5%, respectively, to the Fund’s return while Portugal (-5.6%) detracted -0.2% from the Fund’s return.

JNL/Mellon Capital Industrials Sector Fund

Composition as of December 31, 2017:
Industrials	97.8%
Other Short Term Investments	1.5
Securities Lending Collateral	0.7
Total Investments	100.0%

Total Returns
Class A‡		Class I†
Since Inception	6.70%	Since Inception	6.70%
‡Inception date September 25, 2017
†Inception date September 25, 2017

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

For the period between September 25, 2017 through December 31, 2017, JNL/Mellon Capital Industrials Sector Fund underperformed its benchmark by posting a return of 6.70% for Class A shares compared to 6.92% for the MSCI USA IMI/Industrials Index (Gross). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund invests its assets in the stocks in the MSCI USA IMI/Industrials Index (Gross) (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.

Since the Fund’s inception, largest contributors to and detractors from the Fund’s performance: XPO Logistics Inc. (+45.9%) and General Cable Corp. (+58.7%) contributed 0.1% and 0.02%, respectively, to the Fund’s return while General Electric Co. (-30.5%) and Argan Inc. (-29.7%) detracted -2.5% and -0.01%, respectively, from the Fund’s return.

JNL/Mellon Capital Funds Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Materials Sector Fund

Composition as of December 31, 2017:
Investment Companies	0.6%
Materials	98.5
Other Short Term Investments	0.7
Securities Lending Collateral	0.2
Total Investments	100.0%

Total Returns
Class A‡		Class I†
Since Inception	6.80%	Since Inception	6.80%
‡Inception date September 25, 2017
†Inception date September 25, 2017

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

For the period between September 25, 2017 through December 31, 2017, JNL/Mellon Capital Materials Sector Fund underperformed its benchmark by posting a return of 6.80% for Class A shares compared to 7.24% for the MSCI USA IMI/Materials Index (Gross). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund invests its assets in the stocks in the MSCI USA IMI/Materials Index (Gross) (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.

Since the Fund’s inception, largest contributors to and detractors from the Fund’s performance: United States Steel Corp. (+46.3%) and Resolute Forest Products Inc. (+137.6%) contributed 0.2% and 0.04%, respectively, to the Fund’s return while Hecla Mining Co. (-22.5%) and Worthington Industries Inc. (-13.0%) detracted -0.1% and -0.04%, respectively, from the Fund’s return.

JNL/Mellon Capital Pacific Rim 30 Fund

Composition as of December 31, 2017:
Consumer Discretionary	16.8%
Industrials	13.6
Telecommunication Services	13.4
Consumer Staples	13.2
Financials	10.4
Real Estate	9.7
Materials	8.8
Information Technology	5.5
Energy	3.1
Utilities	3.0
Investment Companies	2.4
Other Short Term Investments	0.1
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Mellon Capital Pacific Rim 30 Fund underperformed its benchmark by posting a return of 23.24% for Class A shares compared to 24.64% for the MSCI Pacific Index (Net).

The Fund seeks to achieve its objective by investing its assets in the securities of 30 companies selected from the MSCI Pacific Index (Net).

Largest contributors to and detractors from the Fund’s performance: Nexon Co. Ltd. (+96.4%) and Techtronic Industries Co., (+81.8%) contributed 3.0% and 2.6%, respectively, to the Fund’s return while Telstra Corp. Ltd. (-26.5%) and Fletcher Building Ltd. (-2.7%) detracted -0.7% and -0.1%, respectively, from the Fund’s return. Consumer discretionary (+29.1%) and financials (+29.5%) contributed 4.8% and 3.6%, respectively, to the Fund’s return. Japan (+20.8%) and Hong Kong (+37.8%) contributed 10% and 4.6%, respectively, to the Fund’s return.

JNL/Mellon Capital Real Estate Sector Fund

Composition as of December 31, 2017:
Investment Companies	0.5%
Real Estate	98.4
Securities Lending Collateral	1.0
Other Short Term Investments	0.1
Total Investments	100.0%

Total Returns
Class A‡		Class I†
Since Inception	2.30%	Since Inception	2.40%
‡Inception date September 25, 2017
†Inception date September 25, 2017

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

For the period between September 25, 2017 through December 31, 2017, JNL/Mellon Capital Real Estate Sector Fund underperformed its benchmark by posting a return of 2.30% for Class A shares compared to 3.24% for the MSCI USA IMI/Real Estate Index (Gross). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund invests its assets in the stocks in the MSCI USA IMI/Real Estate Index (Gross) (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.

Since the Fund’s inception, largest contributors to and detractors from the Fund’s performance: Macerich Co. (+21.3%) and Taubman Centers Inc. (+30.9%) each contributed 0.1% to the Fund’s return while Realogy Holdings Corp. (-23.1%) and CBL & Associates Properties Inc. (-34.9%) each detracted -0.1% from the Fund’s return.

JNL/Mellon Capital S&P 500 Index Fund

Composition as of December 31, 2017:
Information Technology	22.4%
Financials	14.0
Health Care	13.0
Consumer Discretionary	11.5
Industrials	9.7
Consumer Staples	7.7
Energy	5.7
Materials	2.8
Utilities	2.8
Real Estate	2.7
Telecommunication Services	1.9
Securities Lending Collateral	3.6
Other Short Term Investments	2.2
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Mellon Capital S&P 500 Index Fund underperformed its benchmark by posting a return of 21.16% for Class A shares compared to 21.83% for the S&P 500 Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund invests its assets in the stocks in the S&P 500 Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Largest contributors to and detractors from the Fund’s performance: Boeing Co. (+89.4%) and Vertex Pharmaceuticals Inc. (+103.4%) contributed 0.4% and 0.1%, respectively, to the Fund’s return while Envision Healthcare Corp. (-45.4%) and Range Resources Corp. (-50.4%) each detracted -0.02% from the Fund’s return. Information technology (+38.9%) and health care (+22.0%) contributed 8.3% and 3.2%, respectively, to the Fund’s return while energy (-1.0%) and telecommunication services (-1.2%) detracted

JNL/Mellon Capital Funds Mellon Capital Management Corporation (Unaudited)

-0.3% and -0.1%, respectively, from the Fund’s return.

JNL S&P 500 Index Fund

Composition as of December 31, 2017:
Investment Companies	1.6%
Information Technology	23.2
Financials	14.4
Health Care	13.4
Consumer Discretionary	11.8
Industrials	10.0
Consumer Staples	7.9
Energy	5.9
Materials	2.9
Utilities	2.8
Real Estate	2.9
Telecommunication Services	2.0
Other Short Term Investments	1.0
Securities Lending Collateral	0.2
Total Investments	100.0%

Total Returns*
Class I†
Since Inception	7.40%
†Inception date September 25, 2017

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

*The Fund’s investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

For the period between September 25, 2017 through December 31, 2017, JNL S&P 500 Index Fund underperformed its benchmark by posting a return of 7.40% for Class I shares compared to 7.41% for the S&P 500 Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund invests its assets in the stocks in the S&P 500 Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Since the Fund’s inception, largest contributors to and detractors from the Fund’s performance: Kroger Co. (+37.7%) and D.R. Horton Inc. (+37.7%) contributed 0.03% and 0.02%, respectively, to the Fund’s return while General Electric Co. (-30.5%) and Celgene Corp. (-28.0%) detracted -0.3% and -0.2%, respectively, from the Fund’s return. Information technology (+11.7%) and financials (+10.4%) contributed 2.7% and 1.6%, respectively, to the Fund’s return while utilities (-1.0%) detracted -0.02% from the Fund’s return.

JNL/Mellon Capital S&P 400 MidCap Index Fund

Composition as of December 31, 2017:
Information Technology	16.9%
Financials	16.8
Industrials	15.4
Consumer Discretionary	11.8
Real Estate	8.8
Health Care	7.3
Materials	7.0
Utilities	5.1
Energy	4.2
Consumer Staples	3.7
Telecommunication Services	0.2
Securities Lending Collateral	2.2
Other Short Term Investments	0.6
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Mellon Capital S&P 400 MidCap Index Fund underperformed its benchmark by posting a return of 15.67% for Class A shares compared to 16.24% for the S&P MidCap 400 Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund invests its assets in the stocks in the S&P MidCap 400 Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Largest contributors to and detractors from the Fund’s performance: NVR Inc. (+110.2%) and Chemours Co. (+125.4%) contributed 0.4% and 0.3%, respectively, to the Fund’s return while Nabors Industries Ltd. (-58.4%) and Mallinckrodt Plc (-52.4%) each detracted -0.2% from the Fund’s return. Information technology (+25.1%) and industrials (+23.6%) contributed 4.4% and 3.5%, respectively, to the Fund’s return while energy (-15.7%) and telecommunication services (-41.1%) detracted -0.6% and -0.2%, respectively, from the Fund’s return.

JNL/Mellon Capital S&P 1500 Growth Index Fund

Composition as of December 31, 2017:
Investment Companies	0.2%
Information Technology	38.2
Health Care	16.8
Consumer Discretionary	15.3
Industrials	11.2
Financials	6.5
Consumer Staples	5.1
Real Estate	3.2
Materials	2.0
Utilities	0.9
Energy	0.3
Telecommunication Services	-
Other Short Term Investments	0.2
Securities Lending Collateral	0.1
Total Investments	100.0%

Total Returns
Class A‡		Class I†
Since Inception	7.40%	Since Inception	7.40%
‡Inception date September 25, 2017
†Inception date September 25, 2017

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

For the period between September 25, 2017 through December 31, 2017, JNL/Mellon Capital S&P 1500 Growth Index Fund underperformed its benchmark by posting a return of 7.40% for Class A shares compared to 7.54% for the S&P 1500 Growth Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund invests its assets in the stocks in the S&P 1500 Growth Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Since the Fund’s inception, largest contributors to the Fund’s performance: Nektar Therapeutics (+160.6%) and Skechers U.S.A. Inc. Class A (+54.0%) contributed 0.03% and 0.02%, respectively, to the Fund’s return. Information technology (+11.6%) and consumer discretionary (+11.1%) contributed 4.1% and 1.7%, respectively, to the Fund’s return while energy (+7.2%) detracted -0.03% from the Fund’s return.

JNL/Mellon Capital S&P 1500 Value Index Fund

Composition as of December 31, 2017:
Investment Companies	0.6%
Financials	23.6
Energy	11.6
Industrials	10.4
Consumer Staples	10.4
Health Care	9.4
Consumer Discretionary	8.9
Information Technology	6.9
Utilities	5.5
Materials	4.8
Telecommunication Services	3.8
Real Estate	3.6
Securities Lending Collateral	0.3
Other Short Term Investments	0.2

JNL/Mellon Capital Funds Mellon Capital Management Corporation (Unaudited)

Total Investments	100.0%

Total Returns
Class A‡		Class I†
Since Inception	7.00%	Since Inception	6.90%
‡Inception date September 25, 2017
†Inception date September 25, 2017

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

For the period between September 25, 2017 through December 31, 2017, JNL/Mellon Capital S&P 1500 Value Index Fund underperformed its benchmark by posting a return of 7.00% for Class A shares compared to 7.22% for the S&P 1500 Value Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund invests its assets in the stocks in the S&P 1500 Value Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Since the Fund’s inception, largest contributors to the Fund’s performance: Nektar Therapeutics (+148.3%) and Spectrum Pharmaceuticals Inc. (+92.6%) contributed 0.02% and 0.01%, respectively, to the Fund’s return. Financials (+10.5%) and energy (+7.5%) contributed 2.8% and 0.8%, respectively, to the Fund’s return while utilities (-1.7%) detracted -0.1% from the Fund’s return.

JNL/Mellon Capital Small Cap Index Fund

Composition as of December 31, 2017:
Industrials	18.4%
Consumer Discretionary	15.0
Financials	14.8
Information Technology	13.2
Health Care	12.8
Real Estate	6.3
Materials	5.2
Energy	3.2
Consumer Staples	2.7
Utilities	2.6
Telecommunication Services	1.1
Securities Lending Collateral	4.4
Other Short Term Investments	0.3
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Mellon Capital Small Cap Index Fund underperformed its benchmark by posting a return of 12.83% for Class A shares compared to 13.23% for the S&P SmallCap 600 Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund invests its assets in the stocks in the S&P SmallCap 600 Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Largest contributors to and detractors from the Fund’s performance: Nektar Therapeutics (+386.7%) and Scientific Games Corp. (+266.4%) contributed 1.0% and 0.3%, respectively, to the Fund’s return while Vitamin Shoppe Inc. (-81.5%) and Iconix Brand Group Inc. (-81.2%) both detracted by -0.1%, respectively, from the Fund’s return. Health care (+34.9%) and industrials (+17.3%) contributed 4.1% and 3.2%, respectively, to the Fund’s return while energy (-26.0%) detracted -1.0% from the Fund’s return.

JNL/Mellon Capital International Index Fund

Composition as of December 31, 2017:
Financials	20.8%
Industrials	14.0
Consumer Discretionary	12.4
Consumer Staples	10.9
Health Care	9.6
Materials	8.0
Information Technology	6.2
Energy	5.1
Telecommunication Services	3.8
Real Estate	3.4
Utilities	3.2
Rights	-
Other Short Term Investments	1.8
Securities Lending Collateral	0.8
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Mellon Capital International Index Fund performed in line with its benchmark by posting a return of 25.03% for Class A shares compared to 25.03% for the MSCI EAFE Index (Net). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund invests its assets in the stocks in the MSCI EAFE Index (Net) (“Index”) in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Largest contributors to and detractors from the Fund’s performance: Kering SA (+109.8%) and Yaskawa Electric Corp. (+182.8%) contributed 0.2% and 0.1%, respectively, to the Fund’s return while Altice NV Class A (-47.1%) and Provident Funding Mortgage Loan Trust (-66.4%) detracted -0.03% and -0.02%, respectively, from the Fund’s return. Financials (+24.7%) and industrials (+30.0%) contributed 5.3% and 4.2%, respectively, to the Fund’s return. Hong Kong (+37.3%) and Singapore (+35.8%) contributed 1.1% and 0.4%, respectively, to the Fund’s return.

JNL/Mellon Capital MSCI KLD 400 Social Index Fund

Composition as of December 31, 2017:
Information Technology	30.9%
Health Care	12.0
Consumer Discretionary	11.5
Industrials	11.0
Financials	10.2
Consumer Staples	7.8
Energy	4.4
Real Estate	3.9
Materials	2.7
Telecommunication Services	2.1
Utilities	1.6
Investment Companies	0.2
Other Short Term Investments	1.5
Securities Lending Collateral	0.2
Total Investments	100.0%

For the period between April 24, 2017 through December 31, 2017, JNL/Mellon Capital MSCI KLD 400 Social Index Fund underperformed its benchmark by posting a return of 12.99% for Class A shares compared to 15.02% for the MSCI KLD 400 Social Index (Gross). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund seeks to track the investment results of the MSCI KLD 400 Social Index (“Index”), which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. The Index may include large-, mid- or small capitalization companies. Components of the Index primarily include consumer discretionary, healthcare and information technology companies. The components of the Index, and the degree to which these components represent certain industries, are likely to change over time.

Since the Fund’s inception, largest contributors to the Fund’s performance: Nvidia Corp. (+88.0%) and Align Technology Inc. (+84.6%) contributed 0.6% and 0.1%, respectively, to the Fund’s return while Foot Locker Inc. (-38.7%) and Avon Products Inc. (-52.1%) detracted -0.1% and -0.01%,

JNL/Mellon Capital Funds Mellon Capital Management Corporation (Unaudited)

respectively, from the Fund’s return. Information technology (+21.5%) and financials (+20.4%) contributed 6.0% and 2.2%, respectively, to the Fund’s return.

JNL/Mellon Capital Bond Index Fund

Composition as of December 31, 2017:
Government Securities	39.7%
U.S. Government Agency MBS	26.7
Financials	7.8
Health Care	2.5
Energy	2.5
Information Technology	2.3
Consumer Discretionary	2.0
Non-U.S. Government Agency ABS	1.7
Utilities	1.6
Consumer Staples	1.4
Industrials	1.4
Telecommunication Services	1.2
Real Estate	0.7
Materials	0.7
Other Short Term Investments	6.8
Securities Lending Collateral	0.9
Net Long (Short) Investments	100.0%

For the year ended December 31, 2017, JNL/Mellon Capital Bond Index Fund underperformed its benchmark by posting a return of 3.02% for Class A shares compared to 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the JNL/Mellon Capital Bond Index Fund is to match the performance of the Bloomberg Barclays U.S. Aggregate Bond Index (“the Index”). The Fund is constructed utilizing a combination of stratified sampling, characteristics matching and replication in order to match the key performance driving characteristics of the Index.

The U.S. bond market produced another solid gain in 2017 on benign inflation, expectations that the U.S. Federal Reserve (“Fed”) would be patient raising interest rates and U.S. bonds’ relative attractiveness among global bond markets. Corporate spreads narrowed on improving corporate fundamentals and a general risk on tone. The yield curve flattened over the course of the year. Short term rates rose as the Fed raised interest rates, while the long-term yields were little changed as inflation remained tame.

According to the most recent Bureau of Economic Analysis data release, the U.S. economy grew at a 3.2% pace in the third quarter of 2017. While that was slightly down from a prior revision of 3.3%, it was the quickest pace since the first quarter of 2015, and added to the second quarter's 3.1% rate. It also marked the first time since 2014 that the U.S. economy experienced growth of 3.0% or more for two straight quarters.

All sectors of the Bloomberg Barclays Aggregate Bond Index had positive total and relative returns for 2017. The corporate sector posted a total return of 6.42% and excess returns of 3.46% versus duration neutral U.S. Treasuries. Industrials were the best performers on an excess return basis (3.49%) while utilities rose the most on a total return basis (7.59%). The securitized sector also made gains a total return basis (2.51%) and relative to duration neutral U.S. Treasuries (0.59%).

JNL/Mellon Capital Utilities Sector Fund

Composition as of December 31, 2017:
Utilities	99.6%
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Mellon Capital Utilities Sector Fund underperformed its benchmark by posting a return of 11.62% for Class A shares compared to 12.48% for the MSCI USA IMI Utilities Index (Gross). Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The Fund invests its assets in the stocks in the MSCI USA IMI Utilities Index (Gross) (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long term. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection.

Largest contributors to and detractors from the Fund’s performance: NextEra Energy Inc. (+30.8%) and NRG Energy Inc. (+132.3%) contributed 2.5% and 0.7%, respectively, to the Fund’s return while PG&E Corp. (-26.2%) and SCANA Corp. (-45.7%) detracted -0.8% and -0.5%, respectively, from the Fund’s return.

JNL/Mellon Capital Funds Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Emerging Markets Index Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	36.11%	1 Year	36.59%
5 Year	3.22	5 Year	3.44
Since Inception	3.59	Since Inception	3.80
‡Inception date August 29, 2011
†Inception date August 29, 2011
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital European 30 Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	23.74%	1 Year	24.00%
5 Year	8.49	5 Year	8.69
Since Inception	7.07	Since Inception	7.28
‡Inception date October 06, 2008
†Inception date October 06, 2008

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Pacific Rim 30 Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	23.24%	1 Year	23.49%
5 Year	10.52	5 Year	10.73
Since Inception	10.13	Since Inception	10.35
‡Inception date October 06, 2008
†Inception date October 06, 2008

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Funds Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital S&P 500 Index Fund

Average Annual Total Returns*
Class A		Class I
1 Year	21.16%	1 Year	21.49%
5 Year	15.17	5 Year	15.36
10 Year	7.86	10 Year	8.06
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital S&P 400 MidCap Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	15.67%	1 Year	15.88%
5 Year	14.46	5 Year	14.61
10 Year	9.34	10 Year	9.53

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Small Cap Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	12.83%	1 Year	13.08%
5 Year	14.45	5 Year	14.66
10 Year	8.59	10 Year	8.79

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Funds Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital International Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	25.03%	1 Year	25.45%
5 Year	7.29	5 Year	7.51
10 Year	1.50	10 Year	1.70

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital MSCI KLD 400 Social Index Fund

Total Returns
Class A‡		Class I†
Since Inception	12.99%	Since Inception	6.60%
‡Inception date April 24, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Bond Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	3.02%	1 Year	3.28%
5 Year	1.50	5 Year	1.69
10 Year	3.34	10 Year	3.54

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Capital Funds Mellon Capital Management Corporation (Unaudited)

JNL/Mellon Capital Utilities Sector Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	11.62%	1 Year	N/A
Since Inception	8.98	Since Inception	0.15%
‡Inception date April 29, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/MFS Mid Cap Value Fund Massachusetts Financial Services Company (Unaudited)

JNL/MFS Mid Cap Value Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the Russell MidCap Value Index to the MSCI USA Mid Cap Value Index (Gross) for consistency with the Fund's principle investment strategies.

Average Annual Total Returns*
Class A		Class I
1 Year	13.02%	1 Year	13.33%
5 Year	11.91	5 Year	12.13
10 Year	7.40	10 Year	7.63
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Massachusetts Financial Services Company assumed portfolio management responsibility on April 24, 2017.

Composition as of December 31, 2017:
Financials	22.8%
Industrials	13.8
Information Technology	10.5
Consumer Discretionary	10.1
Utilities	7.6
Energy	7.3
Consumer Staples	6.8
Materials	6.7
Health Care	6.3
Real Estate	5.5
Other Short Term Investments	1.7
Securities Lending Collateral	0.9
Total Investments	100.0%

For the year ended December 31, 2017, JNL/MFS Mid Cap Value Fund underperformed its primary benchmark by posting a return of 13.02% for Class A shares compared to 13.34% for the Russell MidCap Value Index. Effective December 31, 2017, the MSCI USA Mid Cap Value Index (Gross) became the Fund’s primary benchmark which posted a return of 17.04%.

Effective April 24, 2017, the JNL/Goldman Sachs Mid Cap Value Fund’s name was changed to JNL/MFS Mid Cap Value Fund.

For the period January 1, 2017 through April 23, 2017, the Fund was sub-advised by Goldman Sachs Asset Management, L.P. During this period, the Fund posted a return of 2.39% for Class A shares compared to 3.50% for the Russell MidCap Value Index.

During the short period, health care and information technology (“IT”) were the two top contributing sectors, whereas real estate and industrials were the two largest detracting sectors from performance. Vertex Pharmaceuticals Inc. and Stanley Black & Decker Inc. were the two largest contributors to performance. Limited Brands Inc. and DDR Corp. were the top two detractors.

During the period, positions were initiated in CenturyLink Inc. (“CenturyLink”) and Progressive Corp. and eliminated in Limited Brands Inc. and Baker Hughes Inc. During the period, the Fund experienced a strong equity market with first quarter sales, margins and earnings exceeding consensus expectations.

Effective April 24, 2017, Massachusetts Financial Services Company assumed management responsibility for the Fund.

For the period April 24, 2017 to December 31, 2017, JNL/MFS Mid Cap Value posted a return of 10.38% for Class A shares compared to 9.51% for the Russell MidCap Value Index. The Fund underperformed its new primary benchmark, MSCI USA Mid Cap Value Index (Gross), which returned 12.55%.

Stock selection in industrials bolstered performance relative to the Russell MidCap Value Index. Within this sector, the Fund's holdings of agricultural equipment manufacturer Deere & Co. and communications and aviation electronic products manufacturer Rockwell Collins Inc. and an overweight position in residential and commercial building materials manufacturer Owens Corning Inc., bolstered relative returns.

An underweight position and, to a lesser extent, stock selection in real estate also helped relative results. However, there were no individual stocks within this sector that were among the Fund's largest relative contributors during the period.

An overweight allocation and stock selection in health care further supported relative performance led by the avoidance of health care services provider Cardinal Health Inc.

Stock selection in utilities also contributed to relative returns. Not owning shares of renewable energy company Edison International and electricity and gas provider PPL Corp. supported relative results.

Stocks in other sectors that benefited relative performance included the Fund's holdings of automotive components manufacturer Aptiv Plc. Additionally, overweight positions in independent petroleum refiner HollyFrontier Corp. and auto parts provider LKQ Corp. and not owning shares of integrated communications provider CenturyLink also contributed in relative terms.

Weak stock selection in both consumer staples and IT detracted from relative performance. Within consumer staples, an overweight positions in food producer TreeHouse Foods Inc. hindered relative results. Within IT, holdings of omni channel technology solutions provider NCR Corp. and not owning shares of semiconductor company Micron Technology Inc. weighed on relative returns.

Stock selection in energy also held back relative performance. Not owning independent petroleum products company Marathon Petroleum Corp. and an overweight position in tubular services provider for oil and gas companies Frank's International, Inc. dampened relative results.

Stocks in other sectors that held back relative performance included overweight positions in general insurance services provider XL Group Ltd., advertising and marketing services conglomerate The Interpublic Group of Companies and consumer and commercial products manufacturer Newell Brands Inc. Additionally, holdings of cable and telecommunications company Altice USA Inc. and not owning shares of mining company Freeport-McMoRan Inc. further detracted in relative terms.

JNL Multi-Manager Alternative Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Alternative Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	6.39%	1 Year	N/A
Since Inception	1.27	Since Inception	1.09%
‡Inception date April 27, 2015
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	13.6%
Consumer Discretionary	12.6
Government Securities	9.7
Information Technology	5.9
Health Care	5.6
Industrials	5.3
Energy	5.0
Materials	4.4
Real Estate	2.3
Consumer Staples	2.1
Utilities	1.7
Investment Companies	1.7
Telecommunication Services	1.1
Non-U.S. Government Agency ABS	0.9
U.S. Government Agency MBS	0.2
Rights	0.0
Warrants	0.0
Other Equity Interests	0.0
Other Short Term Investments	27.8
Securities Lending Collateral	0.0
Net Long (Short) Investments	100.0%

The JNL Multi-Manager Alternative Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated investments managers (“Sub-Advisers”). Each of the Sub-Advisers may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s alternatives investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser.

For the year ended December 31, 2017, JNL Multi-Manager Alternative Fund outperformed its benchmark by posting a return of 6.39% for Class A shares compared to 5.08% for the Wilshire Liquid Alternative Index.

The Fund outperformed its benchmark mainly through strong underlying manager results. The Western Asset global macro strategy (14.76%) was the top performer overall in widely outperforming the global macro sector. A sizeable stake in equity hedged strategies contributed positively given the strong rally in stocks. A new position in Boston Partners emerging markets long/short strategy (12.80%), added to the Fund in April 2017, boosted returns, as did FPA contrarian value equity long/short strategy (9.40%), in overcoming weakness in Invesco U.S. equity long/short strategy (-0.74%) and Lazard global equity long/short strategy. The position in Lazard equity long/short strategy was trimmed several times throughout the year and eventually sold due to persistent underperformance and lack of conviction in the manager.

Holdings in the relative value sector, BlueBay global unconstrained high yield (5.06%) and Lazard relative value strategy (5.05%) outperformed their sector peers, but were only in line with the Fund’s overall benchmark. Similarly, the event driven sector was an area of weakness even though a position in Westchester event driven and merger arbitrage strategy (3.24%) outperformed.

BlueBay Asset Management LLP (“BlueBay”)

For the Fund’s allocation to the relative value strategy, BlueBay invests in global investment grade fixed income securities. At December 31, 2017, the Fund’s allocation to this strategy was 11.8%.

Global leverage finance markets enjoyed a buoyant year driven by a variety of factors (supportive macro back drop, firm energy market conditions, a more benign rate environment than expected). Most notably however, strong and improving corporate fundamentals and a commensurately low default rate on both sides of the Atlantic provided a very supportive backdrop for investing in high yield (“HY”) securities and drove positive momentum within the strategy. While the vast majority of companies that we follow are enjoying improvements in revenue and earnings, some evidence of diverging performance amongst sectors is beginning to emerge (notably health care, retail and telecommunication services at the weaker end of the spectrum). This dispersion of performance has, during the latter part of the year, provided the strategy the opportunity to differentiate itself through bottom up credit selection which remains at the core of the strategy’s philosophy. Credit default swaps, equity options and interest rate futures were utilized at various points throughout the year to capture and express market directional views. Most notably the strategy has expressed its view that U.S. interest rates are likely to rise at a faster pace than the market is currently pricing in by being short U.S. interest futures. The use of derivative securities added approximately 10 basis points to strategy performance over the course of the year.

Boston Partners Global Investors, Inc (“Boston Partners”)

For the period April 24, 2017 to December 31, 2017, for the Fund’s allocation to equity long/short strategies, Boston Partners pursues a multi-faceted strategy that invests in a long-short portfolio of equity securities and financial investments with equity like characteristics designed to provide exposure to emerging markets. At December 31, 2017, the fund’s allocation to this strategy was 14.6%.

The MSCI Emerging Markets Index (Net) return was 21.53%, so the strategy captured 59% of the market return with an average net exposure of 65%. During the period, the long strategy returned 22.5% and the short strategy returned -22.8% indicating a long/short spread of 45.3%. Information technology (“IT”) was

JNL Multi-Manager Alternative Fund Jackson National Asset Management, LLC (Unaudited)

the best performing sector in the long strategy. The strategy’s overweight position in YY Inc. was among the largest contributors to relative performance within IT. Shares of the online gaming company outpaced the high performing technology sector all year and spiked after reporting third quarter revenue 14% above estimates. The position was subsequently liquidated. Despite the strong run up in share prices overall, short positions within consumer discretionary posted positive performance from stock selection. A short position in Tuniu Corp., a Chinese online travel agent, traded lower during the period as it battles for market share. The strategy’s positioning in real estate detracted from performance in both the long and short strategies. A long position in Emaar Malls Group PJSC, who owns the Dubai Mall, and short position in Country Garden Holdings Co. Ltd., a mainland China real estate developer, detracted from performance.

First Pacific Advisors, LLC (“First Pacific”)

For the Fund’s allocation to the contrarian value equity long/short strategy, First Pacific invests in common and preferred stocks, convertible securities and corporate, high yield and government debt. At December 31, 2017, the Fund’s allocation to this strategy was 14.7%.

December ended the 2017 year on a high note. For the first time ever, the S&P 500 Index posted total return gains for all 12 months (note that March was down -0.04% but up 21.83% for the year), now standing at a new record of 14 consecutive months of gains. Political events continued to dominate headlines throughout the year, being a major driver of market performance. While the strategy monitors macroeconomic events, the strategy remains tied to the strategy’s fundamental research process and bottoms-up security analysis. In an expensive world, the strategy remains committed to holding cash until such time is right to deploy this capital. The cash the strategy carries is hopefully a down payment on higher future returns, both relative (in a market sell-off) and absolute (as sidelined capital gets put into play).

Throughout the year, the investments in Oracle Corp. (“Oracle”), Bank of America Corp., Microsoft Corp., Arconic Inc. and TE Connectivity Ltd. were the top contributors to performance, adding 4.27% gross performance to the strategy. The strategy believes Oracle, the largest position at year end, continues to have room to grow as the company transitions to the cloud. The Naspers Ltd./Tencent Holdings Ltd. pair trade, General Electric Co., American International Group Inc., WPP Plc and Esterline Technologies Corp. detracted -2.37% from gross performance. Financials had the largest strategy weighting by sector and also led contribution. FPA’s allocation to noninvestment grade bonds remains small and not a major driver of contribution.

Invesco Advisers, Inc. (“Invesco”)

For the Fund’s allocation to the U.S. equity long/short strategy, Invesco invests in U.S. stocks. At December 31, 2017, the Fund’s allocation to this strategy was 13.8%.

The strategy performed in line with its cash benchmark in 2017. U.S. equity markets delivered double digit gains and price volatility remained significantly below long term averages. In this environment investors’ risk appetite remained healthy and focused on those companies demonstrating improving growth and profitability, while valuation and quality were secondary considerations.

The strategy seeks to generate a positive return and manages risk by pairing long and short equity positions within their industry. In aggregate, the strategy return is positive when the longs perform better than the shorts, regardless of the direction of the market.

In 2017, the strategy returns were positive in consumer discretionary, materials and industrials as the long holdings outpaced the shorts. However, this was enough to offset the negative spread in three sectors led by energy. Most of the negative return in energy occurred in the first half when the longs declined more than the shorts. Within information technology, stock selection in most industries suffered as the shorts delivered better returns than the longs.

Since its April 2015 inception, the strategy has delivered an attractive return/risk tradeoff with positive returns in all calendar years.

Lazard Asset Management, LLC (“Lazard”)

Lazard manages two separate strategies for the Fund: the global equity long/short strategy and the relative value strategy.

For the Fund’s allocation to the relative value strategy, Lazard invests in preferred securities, equity and debt convertible securities, with the objective of current income, long term capital appreciation. At December 31, 2017, the Fund’s allocation to this strategy was 11.0%.

As was the case through most of 2016, risk assets, broadly, were better to buy in 2017, which benefitted the convertible product broadly. Global growth accelerated, particularly in Europe, Japan and the U.S. The U.S. Treasury 10-Year yield ended the year at 2.40%, just five basis points lower for the year. Most equity indices moved higher in 2017, with particular strength in emerging markets. Credit, as measured by the Bank of America Merrill Lynch High Yield Cash Index, gained 7.48%. Index volatility, as measured by the Chicago Board Options Exchange Volatility Index, remained subdued, with intermittent episodes of heightened volatility intra year. Convertible trading volumes were largely in line with historical levels and pricing was well supported in our view by both long only and hedge fund investors. Year to date new issuance exceeded $61 billion (U.S.). In the strategy’s view, the current landscape of record high equity prices, low absolute and relative credit spreads and elevated single name volatility bodes well for global primary market activity in coming quarters. An improvement in valuations broadly, favorable market technicals, timely directional trades and idiosyncratic developments paced returns in 2017. We believe valuations remain compelling on a relative and absolute basis, whether measured by implied spread or yield/premium relationships.

For the Fund’s allocation to the other strategy, the global equity long/short strategy, Lazard invests primarily in world equities, including emerging markets. Quality names generally outperformed during the first half of the year but underperformed value names in the second half when financials rebounded. During the year, the Fund reduced its allocation to this strategy and had no allocation at year end.

2017 was a strong year for equity markets, as global growth synchronized. Despite uncertainties ranging from escalating tensions in U.S./North Korean relations to the Trump administration’s mutable policies and agenda, positive economic data supported a broad based equity rally.

The top performing region was emerging markets, which rose nearly 37% and benefitted from tailwinds including a weaker U.S. Dollar, a rally in tech stocks and a recovery in commodity prices. U.S. equities, which returned over 20%, posted 12 consecutive months of positive performance with the IT leading the market. Growth in trade contributed to excellent corporate earnings in Japan, where equity markets advanced close to 20%. European equity markets also posted modest gains, but a stronger Euro and a year full of politics and elections reduced the impact of positive corporate earnings and economic data.

During 2017, the strategy was long the reflation trade. As a result, it had a long bias to financials and shorted IT, which hurt performance. The team chose to concentrate the strategy’s risk in Europe, where equities was up 7.28% as measured by the MSCI

JNL Multi-Manager Alternative Fund Jackson National Asset Management, LLC (Unaudited)

Europe Index for the year but, despite a strong political and economic backdrop, underperformed stocks in other regions.

Westchester Capital Management, LLC (“Westchester”)

For the Fund’s allocation to the merger arbitrage and event driven strategy, Westchester employs a merger arbitrage strategy that invests in the common stock, preferred stock, corporate debt, derivatives, total return swaps and contracts for differences and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations. At December 31, 2017, the Fund’s allocation to this strategy was 12.7%.

The strategy posted a 0.10% gain in the fourth quarter, resulting in a 3.24% return for the year. While macro factors influence the strategy, our investment returns are primarily driven by outcomes of corporate events. The top contributors included Altaba Inc./Alibaba Group Holding Ltd., Sky Plc/Twenty-First Century Fox Inc., NXP Semiconductors NV/QUALCOMM Inc. and Rice Energy Inc./EQT Corp.; while the biggest detractors were Time Warner Inc./AT&T Inc., Jarden Corp./Newell Rubbermaid Inc., MoneyGram International Inc./Ant Financial Services Group and Monsanto Co./Bayer AG ADR. We ended the year with 69 positions and were approximately 118% invested.

Many of the headlines during the fourth quarter were driven by the Trump tax plan. Now that we have clarity regarding repatriation, the corporate tax rate and individual tax cuts, the expectation is that there seems to be little else at the moment to prevent the mergers and acquisitions market from remaining strong in 2018.

We do not typically hold naked short options nor do we speculate via long options, so the positions listed here reflect long equity positions with options written against it, or the synthetic equivalent.

We use derivatives to either hedge directional exposure of underlying long positions or arbitrage situations, or to reduce the correlation of an underlying equity position. Derivatives slightly contributed to strategy performance during the year.

Western Asset Management Company (“Western Asset”)

For the Fund’s allocation to the global macro strategy, Western Asset invests in fixed income securities. At December 31, 2017, the Fund’s allocation to this strategy was 14.8%.

Overall duration/yield curve positioning contributed the most significantly as the U.S. Treasury curve flattened over the year. Emerging markets debt also contributed significantly, mainly as a result of exposure to Brazilian rates, but exposures in Argentina, Mexico, Russia, Indonesia and Colombia helped as well. Currency positioning contributed to returns, mainly due to Euro, Mexican Peso, Canadian Dollar and Russian Ruble exposures as all strengthened versus U.S. Dollar over the year. Investment grade credit also helped returns, mainly as a result of financials. High yield exposure contributed modestly, mainly as a result of financials and pharmaceuticals.

The strategy used a number of derivative instruments during the reporting year to implement its strategy positioning. Euro, Euribor and Sterling futures, options on Euro and U.S. Federal Reserve (“Fed”) Fund futures, futures on U.S., Canadian, French, German, Italian, UK, Japanese and Australian Treasuries, options on U.S., German, Japanese and Italian Treasury futures, as well as interest rate swaps, were used to manage duration/curve positioning and were positive. Currency forwards, futures and options were utilized to manage currency positioning and detracted. Single-name and index credit default swaps and swaptions on credit default swap indices were used to tactically manage high yield, investment grade and mortgage-backed exposures. They were negative for performance during the reporting year.

JNL Multi-Manager Mid Cap Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Mid Cap Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	16.04%	1 Year	N/A
Since Inception	17.83	Since Inception	6.37%
‡Inception date September 19, 2016
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Information Technology	17.3%
Financials	15.2
Industrials	15.1
Health Care	12.9
Consumer Discretionary	11.6
Consumer Staples	9.2
Materials	5.8
Real Estate	3.3
Energy	3.3
Utilities	2.4
Other Short Term Investments	3.1
Securities Lending Collateral	0.8
Total Investments	100.0%

The JNL Multi-Manager Mid Cap Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total net assets in a variety of mid-capitalization growth and value strategies managed by unaffiliated investments managers (“Sub-Advisers”). Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

For the year ended December 31, 2017, JNL Multi-Manager Mid Cap Fund underperformed its benchmark by posting a return of 16.04% for Class A shares compared to 18.52% for the Russell MidCap Index.

Two of the three subadvisors underperformed the Fund’s benchmark in a year mostly dominated by growth oriented stocks. Growth manager Champlain (19.47%) delivered the best returns given its orientation. Victory Sycamore (15.80%) outperformed its value peers by a significant margin, but still lagged the Fund’s broader core benchmark. Clearbridge (12.05%) was responsible for roughly two-thirds of the Fund’s underperformance due to weak stock selection rather than any noticeable style bias.

Champlain Investments Partners, LLC (“Champlain”)

At December 31, 2017, the Fund’s allocation to Champlain was 36.3%.

Health care was the largest positive contributor to the strategy for the year. Both security selection and an overweight position led to the positive results. Within information technology (“IT”), the strategy’s overweight position and company exposures contributed meaningfully to relative returns and overcame the performance deficit from a perennial lack of exposure to the cyclical semiconductor industry.

The strategy’s holdings in consumer discretionary detracted from returns due to individual company related items. Financials negatively impacted results as the strategy’s holdings trailed the benchmarks’ financials for the year, while a lack of exposure to real estate benefited relative performance that helped offset the drag from financials. Industrials holdings also lagged slightly due mostly to the first half of the year’s exposure to industrial distributors as metals and mining stocks handily outperformed materials.

As always, we plan to stick to the strategy’s disciplined investment process which balances a strong bias for reliable high return companies with valuation sensitivity that has benefited the strategy over the long term.

ClearBridge Investments, LLC (“ClearBridge”)

At December 31, 2017, the Fund’s allocation to ClearBridge was 28.2%.

The strategy underperformed its Russell MidCap Index benchmark over the year due to stock selection in consumer discretionary, IT and financials. Retailers, which make up a majority of our consumer exposure, are facing broad headwinds from the growing dominance of e-commerce. In particular, Signet Jewelers Ltd. was hurt by declining mall traffic while apparel maker HanesBrands Inc. fell on concerns about slowing organic growth in broad line retailers. Electronics for Imaging Inc. saw its shares drop on accounting issues that delayed the release of second quarter results as well as poor sales closure rates for its specialty digital printers. Meanwhile, stock selection in real estate and consumer staples sectors was a contributor to relative results, on strength in office property manager Jones Lang LaSalle Inc. and specialty retailer Blue Buffalo Pet Products Inc.

Larger companies were the best performers in the U.S. equity market in 2017 with the large cap S&P 500 Index gaining 21.83% compared to a gain of 18.52% for the benchmark, the Russell MidCap Index. The Fund had a lower average market cap than the index during the year, which had an impact on performance.

Victory Sycamore Capital (“Sycamore”)

At December 31, 2017, The Fund’s allocation to Sycamore was 35.5%.

Sector allocation was the primary driver of relative performance while stock selection detracted. Sector allocation is a by product of the bottom-up security selection process and not a result of top-down decision making.

Specifically, stock selection in financials, industrials, consumer discretionary and utilities contributed to relative performance. An underweight in real estate and utilities also enhanced performance. Overweight positions in the health care, materials, industrials and consumer discretionary was also beneficial. No exposure to telecommunication services—the worst performing sector for the year—added value. Conversely, stock selection in IT, consumer staples and energy were the largest detractors. However, an overweight in IT and an underweight in energy partially offset some of the negative impact from selection.

With positive market returns eight out of the nine years and a long stretch without a major correction, inevitably, there will be a correction of some sort. The strategy is exposed to the possibility of a market correction.

JNL Multi-Manager Small Cap Growth Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Small Cap Growth Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the Russell 2000 Growth Index to the MSCI USA Small Growth Index for consistency with the Fund's principle investment strategies.

Average Annual Total Returns
Class A		Class I
1 Year	27.24%	1 Year	27.51%
5 Year	11.46	5 Year	11.69
10 Year	8.05	10 Year	8.27

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Granahan Investment Management, Inc., LMCG Investments, LLC, and Victory Capital Management Inc. assumed portfolio management responsibility on September 28, 2015. Chicago Equity Partners was added as an additional Sub-Adviser on July 11, 2016.

Composition as of December 31, 2017:
Information Technology	29.5%
Health Care	19.7
Industrials	17.3
Consumer Discretionary	13.3
Financials	6.1
Materials	3.7
Consumer Staples	1.5
Energy	0.9
Real Estate	0.7
Telecommunication Services	0.1
Utilities	0.1
Rights	-
Securities Lending Collateral	5.2
Other Short Term Investments	1.9
Total Investments	100.0%

JNL Multi-Manager Small Cap Growth Fund seeks to achieve its investment objective by investing in a variety of small cap growth strategies managed by unaffiliated investment managers (“Sub-Advisers”). Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

For the year ended December 31, 2017, JNL Multi-Manager Small Cap Growth Fund outperformed its benchmark by posting a return of 27.24% for Class A shares compared to 22.17% for the Russell 2000 Growth Index. Effective December 31, 2017, MSCI USA Small Growth Index (Gross) became the Fund’s primary benchmark which posted a return of 23.37%.

The Fund delivered impressive absolute and relative returns for the year, with two of the Fund’s four Sub-Advisors outperforming the benchmark by significant amounts. Granahan (38.63%) outperformed the benchmark by an incredible 1,646 basis points driven by strong stock selection throughout the year. RS Investments (27.29%) was the other standout. LMCG (19.25%) and Chicago Equity (18.74%) were the relative laggards, though as the two smallest allocations in the Fund their underperformance was not enough to hinder a strong overall result.

Chicago Equity Partners, LLC (“Chicago Equity”)

At December 31, 2017, the Fund’s allocation to Chicago Equity was 14.3%. Chicago Equity constructs the strategy by investing in equity securities of small-capitalization companies. The small cap growth strategy will ordinarily invest in approximately 150 to 400 stocks. The small cap growth strategy primarily invests in common stock and preferred stock of U.S. small-capitalization companies.

The strong stock market of 2017 reflected not only multiple expansions, but also strong corporate earnings growth.  Economic indicators in the U.S. were generally strong in the fourth quarter and 2017, with a solid job market, strong housing numbers, improved growth and earnings expectations and moderate inflation. While cautious optimism has been the theme as of late, it appears to be strengthening as data continues to support synchronized global growth.  As such, the U.S. Federal Reserve (“Fed”) behaved as expected in the fourth quarter, raising rates for the third time in 2017 and leaving the targeted Fed Funds Rate at 1.50%.

The strategy experienced strong absolute and relative performance through the third quarter, but the fourth quarter proved difficult as the weakness in the strategy’s momentum factor group at the end of the year resulted in weak relative performance for the strategy. For the year, the spread between the strategy’s top ranked and bottom ranked stocks was positive, but not as wide as the strategy’s long term average, as the last two months of the year had strong reversal in which the stocks that outperformed throughout the year gave back their performance.

Expectations for next year are for continued increased earnings, which could improve even more as benefits from the new corporate tax reform are incorporated into expectations. It has been the strategy’s experience that the market rewards a broad set of fundamental factors more often than not, which is why we stick to our disciplined process at all times.

Granahan Investment Management, Inc. (“Granahan”)

Granahan’s small cap advantage strategy invests in stocks of smaller growth oriented companies ranging from micro cap to mid cap. At December 31, 2017, the Fund’s allocation to Granahan was 23.7%.

The strategy’s growth portion of the Fund had a strong 2017. Granahan is a bottom-up investor, and utilizes lifecycle diversification to mitigate risk and gauge market sentiment. The strategy’s outperformance reflects strong stock selection across every sector, led by health care, information technology (“IT”) and financial services.

Strengthening economic data around the world provided solid support for the stock market. In 2017, while all three lifecycles outperformed the overall benchmark, pioneer holdings drove the strategy’s performance, particularly early in the year. Core growth holdings underperformed the benchmark most

JNL Multi-Manager Small Cap Growth Fund Jackson National Asset Management, LLC (Unaudited)

of the year and ended the year strongly on news of tax reform.

Top performers represented 5 sectors and included pioneer’s Exact Sciences Corp., 2U Inc., Shopify Inc. plus core growth names LendingTree Inc. and CoStar Group Inc.

On the negative side, detractors included technology holdings SPS Commerce Inc., PDF Solutions Inc. and Impinj Inc. Two consumer discretionary holdings detracted: IMAX Corp. and Kona Grill Inc.

While many wonder what is in store for 2018 after the strength of 2017, the strategy’s disciplined process, including the lifecycle diversification tool, allows the strategy to uncover growth in all corners of the market and to capitalize on sentiment mispricing.

LMCG Investments, LLC (“LMCG”)

LMCG’s small cap growth strategy invests in common stocks and other equity securities of small cap companies. At December 31, 2017, the Fund’s allocation to LMCG was 13.1%.

The strategy returned 19.25% in 2017. Our benchmark, the Russell 2000 Growth Index, was up 22.17% for the same period. Markets opened 2017 buoyed by improving economic data and anticipated policy changes in interest rates and corporate tax rates. Investors shunned companies with misunderstood/unrecognized aspects, and bid up stocks considered to offer more safety and steady growth, regardless of valuation. Our strategy typically is negatively correlated to momentum due to our focus on unrecognized growth. The market’s renewed focus over the last half of the year, particularly in the fourth quarter, on company fundamentals rather than macro events and/or stylistic factors is supportive to our investment returns going forward, as reflected in our fourth quarter performance results.

On a sector basis, relative performance for the year was weakest in health care and financials and strongest in consumer discretionary, IT and industrials. As we enter the new year our strategy is most overweight industrials and financials and our largest underweights are in health care and real estate. Our focus remains on unrecognized growth potential and key drivers of growth in each stock across all of our strategy holdings.

Victory RS Investments (“RS Investments”)

RS Investment’s custom growth strategy invests in small and mid-capitalization companies. As of December 31, 2017, the Fund’s allocation to RS Investments was 48.9%. During the year, this strategy’s performance relative to the benchmark was aided in particular by stock selection within IT, financial services and consumer discretionary, while stock selection within materials & processing and producer durables were negative contributors, dampening relative performance.

This strategy benefitted from very strong performance by LendingTree Inc. (“LendingTree”). LendingTree is engaged in operating an online loan marketplace for consumers seeking loans and other credit based offerings. Outperformance has been driven by the company’s continued strong execution, as they reported revenues, Earnings Before Interest, Taxes, Depreciation, and Amortization and earnings that beat expectations, driven by strong results within their mortgage business, as well within their personal loan and other non-mortgage businesses. Our view of the company remains high, as our expectation for continued market share gains remains strong.

Investment in Eagle Pharmaceuticals Inc. (“Eagle”) negatively impacted the strategy’s performance. Eagle is focused on developing and commercializing injectable products in the critical care and oncology area. The position had been reduced earlier this year as part of our risk management process following a strong start to the year, which proved timely as the Food and Drug Administration declined to approve its drug Ryanodex to treat heat stroke and requested an additional clinical trial. The drug, which is already approved and remains approved for the treatment and prevention of malignant hyperthermia, was being tested to for additional treatments. Despite the underperformance, the strategy believes in their long term prospects and continued to hold the position.

JNL Multi-Manager Small Cap Value Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Small Cap Value Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the Russell 2000 Value Index to the MSCI USA Small Value Index for consistency with the Fund's principle investment strategies.

Average Annual Total Returns
Class A		Class I
1 Year	11.06%	1 Year	11.26%
5 Year	10.87	5 Year	11.10
10 Year	8.07	10 Year	8.28

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Congress Asset Management Company LLP, Chicago Equity Partners, LLC, Cooke & Bieler L.P. and Cortina Asset Management, LLC assumed portfolio management responsibility on September 28, 2015. PPM America, Inc. assumed portfolio management responsibility on September 25, 2017.

Composition as of December 31, 2017:
Financials	24.1%
Industrials	17.2
Consumer Discretionary	13.1
Information Technology	8.5
Health Care	7.6
Real Estate	6.4
Materials	5.7
Energy	4.6
Utilities	4.2
Consumer Staples	2.5
Telecommunication Services	0.2
Securities Lending Collateral	4.0
Other Short Term Investments	1.9
Total Investments	100.0%

JNL Multi-Manager Small Cap Value Fund seeks to achieve its investment objective by investing in a variety of small cap value strategies managed by unaffiliated investment managers (“Sub-Advisers”). Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

For the year ended December 31, 2017, JNL Multi-Manager Small Cap Value Fund outperformed its benchmark by posting a return of 11.06% for Class A shares compared to 7.84% for the Russell 2000 Value Index. Effective December 31, 2017, the MSCI USA Small Value Index (Gross) became the Fund’s primary benchmark which posted a return of 11.51%.

Four of five Sub-Advisers contributed positively to relative performance in 2017, as the Fund outperformed its benchmark by 322 basis points. Congress (15.54%) and Cooke & Bieler (15.26%) were the standouts, as each nearly doubled the return of the benchmark. Chicago Equity Partners (5.33%) was the lone laggard in what proved to be a difficult year for their quantitative process. PPM was a modest contributor after being added to the Fund in September. PPM offers a deeper value approach to the mix and also serves as a source of extra capacity should it be required.

Congress Asset Management Company LLP (“Congress”)

At December 31, 2017, the Fund’s allocation to Congress was 17.6%.

Effective September 15, 2017, Congress Asset Management Company LLP took over the sleeve for Century Capital Management, LLC.

The market continued its winning streak with the S&P 500 Index gaining 6.64% for its ninth consecutive quarter of positive returns. The Russell 2000 Value Index returned 2.05% during the 4th quarter and 7.84% for all of 2017. The strength of the market continued in contrast to the cross currents within the political landscape, economic environment and tightening stance by the U.S. Federal Reserve.

In the fourth quarter, consumer discretionary was the best performing sector in the Russell 2000 Value Index. For the full year 2017, health care was the best performing sector. For the fourth quarter and the full year, telecommunications services was the worst performing sector. In 2017, stock selection was the primary driver of our relative performance with the best results coming from health care and consumer discretionary. Selection in industrials detracted from performance for the full year.

As we look into 2018 we look to take advantage of the volatility underlying the market’s continued buoyancy. Within less innovative sectors, such as financials and energy, we are looking to add to positions whose share prices do not reflect intrinsic value. Within more innovative sectors, such as health care and information technology, we are looking to add to positions with share prices that do not properly reflect earnings power. In both cases, we are seeing a plethora of opportunities for excess return.

Chicago Equity Partners, LLC (“Chicago Equity”)

At December 31, 2017, the Fund’s allocation to Chicago Equity was 28.2%.

The strong stock market of 2017 reflected not only multiple expansion, but also strong corporate earnings growth. Economic indicators in the U.S. were generally strong in the fourth quarter and throughout 2017, with a solid job market, strong housing numbers, improved growth and earnings expectations and moderate inflation. As such, the Fed raised rates three times in the year, with the targeted Fed Funds Rate ending the year at 1.50%.

While the strategy outperformed its benchmark in most months of 2017, weaker relative returns in March, May and December dragged down performance for the year. In each of those months, at least two if not three factor groups detracted from returns. For the year, the spread between our top ranked and bottom ranked stocks ended up relatively small, with most information in the middle quintiles.

Expectations for 2018 are for continued increased earnings, which could benefit as corporate tax reform is incorporated into expectations. It has been our experience that the market rewards a broad set of fundamental factors more often than not, which is why we consistently stick to our disciplined process.

JNL Multi-Manager Small Cap Value Fund Jackson National Asset Management, LLC (Unaudited)

Cooke & Bieler L.P. (“Cooke & Bieler”)

At December 31, 2017, the Fund’s allocation to Cooke & Bieler was 29.3%.

The Russell 2000 Value Index returned 7.84% in 2017, lagging its large cap value and mid cap value counterparts in a year when broad market volatility declined to historically low levels. This strategy outperformed the Index by 742 basis points for the year, posting strong relative and absolute performance during each calendar quarter.

Sector allocation and stock selection decisions contributed meaningfully to this strategy’s excess return, with stock selection driving slightly more positive impact. An overweight in industrials and underweight in energy were particularly additive, while a significant underweight in utilities posed a modest headwind. Stock selection impact within financials and information technology (“IT”) was very strong, with four of seven IT holdings returning more than 40%. Top individual contributors included Winnebago Industries Inc., PGT Innovations Inc., Hill-Rom Holdings Inc., FirstCash Inc. and Gildan Activewear Inc. Detractors included Sally Beauty Holdings Inc., World Fuel Services Corp., MEDNAX Inc., Nautilus Inc. and PRA Group Inc.

Entering 2018, market expectations and valuations are arguably high, leaving little room for disappointment. The tax act should support fundamentals though and interest rates could normalize higher if economic growth persists. This normalization and divergent fundamental performance should cause greater dispersion, presenting opportunity for active managers.

Cortina Asset Management, LLC (“Cortina”)

At December 31, 2017, the Fund’s allocation to Cortina was 20.6%.

2017 marked another solid year of absolute returns for domestic small cap equities. Within the year, the growing economy provided a conducive environment for all domestic equity segments, with large cap growth stocks performing the best. In addition, strength was seen in overseas markets, Bitcoin and related developing currencies. Even commodities have begun to rebound as the global economy remains strong. A notable fact for small cap equities was the lack of volatility, which was at historically low levels throughout 2017. Given this backdrop, we are pleased to have posted a double digit return that exceeded the high single digit return of the Russell 2000 Value Index.

From a strategy standpoint, a balanced combination of stock selection and sector allocation drove positive results. A majority of our relative performance gains were generated from allocations within consumer discretionary and IT where both sectors experienced strength across multiple holdings within several industries.

Over the year, the largest sector weight increase for the strategy was consumer discretionary. The dynamics within an improving economy gave us confidence in allocating additional capital to consumer related companies. As a result, the strategy’s top two contributing stocks were companies from the consumer discretionary sector.

PPM America, Inc. (“PPM”)

PPM was added to the JNL Multi- Manager Small Cap Value Fund on September 25, 2017. At December 31, 2017, the Fund’s allocation to PPM was 4.3%. PPM constructs the strategy by investing in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of securities of the S&P SmallCap 600 Index under normal market conditions at the time of initial purchase.

For the period September 25, 2017 through December 31, 2017, the S&P Small Cap 600 Value Index returned 7.06%. U.S. equity markets finished the year with broadly positive performance on the back of tax reform and continued economic strength. Continuing the year long trend, large-cap stocks beat mid- and small-cap names in December and despite value stocks beating growth stocks in December, value names underperformed growth in the fourth quarter and for the year.

The central bank driven environment continues to be a risk into 2018. A combination of solid economic growth, low but gently rising core inflation and already easy financial conditions should allow room for policy makers to normalize policy further in 2018 without jeopardizing the cyclical bull market. Company fundamentals remain strong, but a downside surprise to earnings would be a risk to the Fund. Market volatility collapsed in 2017. An extended continuation of ultra low volatility seems unsustainable. While strong fundamentals and a solid economic backdrop are supportive of continued equity performance, record low volatility may struggle to persist in light of ever present geopolitical risks. Top geopolitical risks to U.S. equity markets include North American Free Trade Agreement negotiations, North Korea’s nuclear proliferation and an uneasy relationship between the U.S. and China.

JNL/Neuberger Berman Strategic Income Fund Neuberger Berman Investment Advisers LLC (Unaudited)

JNL/Neuberger Berman Strategic Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	6.77%	1 Year	7.03%
5 Year	3.20	5 Year	3.43
Since Inception	3.77	Since Inception	3.99
‡Inception date April 30, 2012
†Inception date April 30, 2012

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Government Securities	28.5%
U.S. Government Agency MBS	19.7
Non-U.S. Government Agency ABS	13.3
Financials	6.4
Investment Companies	5.7
Consumer Discretionary	4.8
Energy	4.0
Information Technology	2.8
Telecommunication Services	2.6
Health Care	2.1
Industrials	1.9
Materials	1.3
Consumer Staples	1.3
Utilities	0.6
Real Estate	0.1
Other Short Term Investments	3.1
Securities Lending Collateral	1.8
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Neuberger Berman Strategic Income Fund outperformed its benchmark by posting a return of 6.77% for Class A shares compared to 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Throughout the year, the Fund maintained an emphasis on diversified exposure to the spread sectors combined with an increase in allocation to nominal rates in the U.S, while maintaining short duration positioning to the benchmark. The Fund changed its global sovereign duration positioning from short core Europe to neutral while pretty much maintaining our short UK position. The Fund also exited its long exposures in Canada and South Africa. Within securitized, the Fund increased our exposure to credit risk transfer and credit card backed asset-backed securities. The Fund decreased its investment grade credit exposure, while increasing its emerging markets debt exposure as the sector continues to experience strong flows as demand for yields persists. The Fund’s non-agency residential mortgage-backed securities, emerging markets, treasury inflation protected securities (“TIPS”) and senior floating rate loans allocation were the top contributors to performance. Fund’s duration positioning and high yield allocation were also additive to performance. Fund’s underweight positioning in investment grade credit and positioning within global sovereign were the primary detractors for the year, while underweight agency mortgage-backed securities positioning also marginally detracted.

The Fund selectively utilized both credit default swaps and exchange traded funds for managing high yield exposure and emerging market exposure. These instruments had a positive effect to the total return of the Fund. U.S. Treasury futures, Germany, France, Italy and UK interest rate futures and Canadian Dollar futures were used to manage the duration and curve exposure of the Fund.

JNL/Oppenheimer Emerging Markets Innovator Fund Oppenheimer Funds, Inc. (Unaudited)

JNL/Oppenheimer Emerging Markets Innovator Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	41.28%	1 Year	N/A
Since Inception	6.83	Since Inception	6.41%
‡Inception date April 27, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Consumer Discretionary	25.7%
Health Care	15.5
Information Technology	14.8
Financials	12.2
Consumer Staples	7.8
Industrials	7.6
Materials	3.7
Real Estate	1.9
Securities Lending Collateral	6.2
Other Short Term Investments	4.6
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Oppenheimer Emerging Markets Innovator Fund outperformed its benchmark by posting a return of 41.28% for Class A shares compared to 35.14% for the MSCI Emerging Markets Mid Cap Index (Net).

The Fund’s outperformance stemmed from stock selection in consumer discretionary, information technology and industrials. Detractors included stock selection in consumer staples and real estate and the Fund’s cash position. Contributors included TAL Education Group (“TAL”), Sunny Optical Technology Group Co. Ltd. (“Sunny Optical”) and China Lodging Group Ltd. (“China Lodging”). TAL is the second largest K-12 education service provider in China. The company delivered strong sales growth on the back of higher than expected student enrollments. We believe TAL has strong growth prospects due to its ability to add additional learning centers. Sunny Optical is China's leading optical components maker. We believe Sunny Optical will continue to benefit from camera improvements leading to higher average selling price and profitability per lens. We trimmed the position in the third quarter after a major run up in the share price. China Lodging is one of the fastest growing hotel chains in China. We believe China Lodging is well positioned to take advantage of broad growth in the Chinese travel market. The company has reported strong earnings on the back of strong occupancy, revenue and hotel openings.

Top detractors included Gentera SAB de CV (“Gentera”), Lucky Cement Ltd. (“Lucky”) and Ajanta Pharma Ltd. (“Ajanta”). Gentera is a Mexican non-bank financial that offers small working capital loans to affinity groups. The company saw a decline in loan growth, largely a result of the efforts to improve asset quality. Gentera has taken steps to address the issue. Lucky is a Pakistani cement company. Lucky was negatively impacted by the political volatility in Pakistan. Ajanta is an Indian pharmaceutical company focused on branded generics. The environment for branded generics has deteriorated. The Fund believes that the headwinds faced by the sector are likely to persist in the medium term and have reduced the Fund’s position in the stock. Things are generally better than ever for a large swath of the roughly 6 billion people who live in the emerging markets. Affluence is higher, literacy levels are at an all time high and corporate governance standards are improving. This feeds innovation and boosts aspirations, while providing a backdrop for businesses to move up the value chain towards more complex, high margin products and services.

JNL/Oppenheimer Global Growth Fund Oppenheimer Funds, Inc. (Unaudited)

JNL/Oppenheimer Global Growth Fund

Average Annual Total Returns*
Class A		Class I
1 Year	36.15%	1 Year	36.39%
5 Year	12.72	5 Year	12.95
10 Year	6.71	10 Year	6.93
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Information Technology	26.6%
Consumer Discretionary	16.2
Health Care	16.1
Financials	15.6
Industrials	14.0
Consumer Staples	4.0
Real Estate	2.5
Materials	1.1
Energy	0.9
Other Short Term Investments	2.8
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Oppenheimer Global Growth Fund outperformed its benchmark by posting a return of 36.15% for Class A shares compared to 23.97% for the MSCI All Country World Index (Net).

Equity markets throughout the globe rose in 2017. Against this backdrop, the Fund outperformed in 4 out of 9 sectors, led by stock selection in consumer discretionary, health care and real estate. Contributors to performance this year included DLF Ltd. (“DLF”), Alphabet Inc. (“Alphabet”), and Kering SA (“Kering”). DLF is an Indian real estate entity that has been undergoing a lengthy restructuring. Though the Indian real estate market remains soft, DLF’s management are taking steps to right size the portfolio and fix the balance sheet. Alphabet performed well, reflecting its advantage in a number of fast growing verticals. We see those advantages holding and there remains significant optionality for the company, which we do not believe is represented in its share value. Kering is the world’s third largest luxury goods conglomerate. Its flagship brand, Gucci Group NV, continued to demonstrate booming growth. The rest of the business lines have been performing roughly in line with expectations and have overall been benefiting from a more confident Asian consumer.

Detractors from performance this year included TechnipFMC Plc (“TechnipFMC”), Earthport Plc (“Earthport”), and Shire Plc (“Shire”). TechnipFMC is the global leader in offshore oil infrastructure equipment and services. Share weakness was partially due to lower oil prices earlier in the year, which constrains oil producers’ capital spending budget, which can lead to lower inbound orders for TechnipFMC. We see tangible evidence that the Fund’s various business segments are attracting wide customer interest and are poised to gain market share in the coming years. Shire is a diversified, Ireland based specialty drug firm with increasing exposure to biologics manufacturing and rare diseases. The company’s performance has partially been a result of supply disruptions for Cinryze and faster than expected erosion of another drug, Lialda. We are confident in the long term outlook for this company. Earthport provides cross border payment services to banks and businesses. The company experienced declines after announcing it expected revenue to come in below market expectations for the year. We try to assemble a portfolio that is adaptable to most environments by emphasizing the quality and sustainability of purpose for each company the Fund invests in. We believe businesses that have these two traits can weather an uncertain future.

JNL/PIMCO Income Fund Pacific Investment Management Company LLC (Unaudited)

Composition as of December 31, 2017:
Non-U.S. Government Agency ABS	33.3%
Government Securities	22.1
Financials	10.2
U.S. Government Agency MBS	4.9
Consumer Discretionary	3.7
Health Care	2.6
Energy	2.3
Industrials	2.1
Information Technology	2.0
Telecommunication Services	1.2
Real Estate	0.5
Consumer Staples	0.5
Materials	0.3
Utilities	-
Other Short Term Investments	14.3
Total Investments	100.0%

Total Returns
Class A‡		Class I†
Since Inception	0.70%	Since Inception	0.80%
‡Inception date September 25, 2017
†Inception date September 25, 2017

For the period September 25, 2017 through December 31, 2017, JNL/PIMCO Income Fund outperformed its primary benchmark by posting a return of 0.70% for Class A shares compared to 0.29% for the Bloomberg Barclays U.S. Aggregate Index.

Headlines in 2017 were largely dominated by political developments, namely Donald Trump’s surprise victory in the U.S. presidential election, the U.S. Federal Reserve’s (“Fed”) policy decisions and geopolitics. In the U.S., solid fundamental data, relatively easy financial conditions and optimism among businesses and consumers provided an opportunity for the Fed to continue on its path towards policy normalization. As such, the Fed raised rates and unveiled details of its plan to gradually unwind its balance sheet. A perceived hawkish shift in tone from other major central banks spurred most developed market yields to rise. Still, the fundamental backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened and emerging market (“EM”) assets strengthened.

U.S. interest rate strategies, particularly an underweight to duration, added to relative returns as rates rose across the yield curve. Select exposure to the Canadian Dollar, Mexican Peso and Argentine Peso detracted from performance as the currencies fluctuated.

Spread strategies were overall positive for performance: security selection within non-Agency mortgage-backed securities was additive. An underweight to investment grade credit detracted from performance as credit spreads ended the period broadly tighter; however, this was partially offset by an allocation to high yield corporate credit. Select exposure to dollar denominated EM debt added to returns as spreads narrowed.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps and swaptions. The Fund’s overall corporate exposure, which was negative for relative performance, was partially obtained via the use of credit default swaps. The Fund’s exposure to the Canadian Dollar, Mexican Peso and Argentine Peso, partly achieved through currency forward agreements, was negative for performance.

JNL/PIMCO Real Return Fund Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Real Return Fund

Average Annual Total Returns*
Class A		Class I
1 Year	3.11%	1 Year	3.18%
5 Year	-0.28	5 Year	-0.08
10 Year	3.80	10 Year	4.03
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Government Securities††	80.9%
Non-U.S. Government Agency ABS	6.8
U.S. Government Agency MBS	4.1
Financials	3.0
Energy	0.4
Telecommunication Services	0.3
Industrials	0.2
Real Estate	0.1
Utilities	0.1
Consumer Staples	0.1
Information Technology	0.0
Consumer Discretionary	0.0
Other Short Term Investments	3.9
Securities Lending Collateral	0.0
Net Long (Short) Investments	100.0%

††The Fund's weightings in TIPS was 74.4% of net investments.

For the year ended December 31, 2017, JNL/PIMCO Real Return Fund outperformed its benchmark by posting a return of 3.11% for Class A shares compared to 3.01% for the Bloomberg Barclays U.S. TIPS Index.

Headlines in 2017 were largely dominated by political developments, namely Donald Trump’s surprise victory in the U.S. presidential election, the U.S. Federal Reserve’s (“Fed”) policy decisions and geopolitics. In the U.S., solid fundamental data, relatively easy financial conditions and optimism among businesses and consumers provided an opportunity for the Fed to continue on its path towards policy normalization. As such, the Fed raised rates and unveiled details of its plan to gradually unwind its balance sheet. A perceived hawkish shift in tone from other major central banks spurred most developed market yields to rise. Still, the fundamental backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened and emerging market (“EM”) assets strengthened.

An underweight to UK breakeven inflation levels (the difference between nominal and real yields) added to performance as inflation expectations contracted throughout the year. Real yield curve positioning in the U.S., particularly an overweight to the intermediate to long end of the curve as yields fell and an underweight to the front end as yields rose, contributed to performance.

Spread sector exposure added to overall performance, including select credit exposure within financials, non-agency mortgage-backed securities, and U.S. Dollar denominated EM debt as spreads ended the year broadly tighter. A long U.S. Dollar bias against select developed market currencies, specifically the Australian Dollar, Euro and British Pound, detracted from performance as the currencies appreciated.

Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s exposure to U.S. interest rates, which was positive for returns, was partly facilitated through the use of interest rate swaps, options, swaptions and futures. Additionally, the Fund’s exposure to UK rates, which added to relative performance, was also implemented partially via interest rate swaps and futures. The Fund’s overall corporate exposure, which was positive for performance, was partially obtained via the use of credit default swaps. The Fund’s long U.S. Dollar positioning against the Euro, Australian Dollar and British Pound, was partly achieved through currency forward agreements and ultimately detracted from performance.

JNL/PPM America Floating Rate Income Fund PPM America, Inc. (Unaudited)

JNL/PPM America Floating Rate Income Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	2.92%	1 Year	N/A
5 Year	3.05	5 Year	N/A
Since Inception	3.38	Since Inception	0.96%
‡Inception date January 01, 2011
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Consumer Discretionary	24.7%
Health Care	12.8
Industrials	12.6
Materials	11.1
Information Technology	10.1
Financials	9.6
Telecommunication Services	5.2
Consumer Staples	3.3
Energy	3.0
Utilities	1.9
Real Estate	1.1
Non-U.S. Government Agency ABS	0.7
Other Equity Interests	-
Warrants	-
Other Short Term Investments	3.9
Total Investments	100.0%

For the year ended December 31, 2017, JNL/PPM America Floating Rate Income Fund underperformed its primary benchmark by posting a return of 2.92% of Class A shares compared to 4.12% for the S&P/LSTA Leveraged Loan Index. The Fund’s underweight to high yield and below rated distressed loans and individual security selection within investment grades detracted from performance for the year. The riskiest high yield and distressed loan rating categories outperformed investment grade categories for the year. The Fund’s modest allocation to high yield bonds contributed to the Fund’s performance as high yield bonds outperformed bank loans during the year.

Positioning among asset class types shifted slightly with the biggest change being an increase in the cash position. At the beginning of the year, the Fund held roughly 90% Corporate Loans, 4% Corporate Bonds, and 4% Cash, which migrated to 91%, 4%, and 4%, respectively, at the end of the year. The Fund was well diversified among industries at year end with the top five segments representing 71% of total investments.

Floating rate bank loans should remain a constructive asset class and are particularly well positioned if interest rates materially move up. Credit fundamentals are expected to be stable and technical conditions should remain firm. We predict 2018 will be another year of coupon clipping type returns. We expect one and three month LIBOR to continue to increase similar to the increases experienced in 2017. However, we also expect continued compression on credit spreads which should temper the increase in overall coupons. Demand for floating rate bank loans should remain firm as new collateralized loan obligation creation is expected.

JNL/PPM America High Yield Bond Fund PPM America, Inc. (Unaudited)

JNL/PPM America High Yield Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	7.49%	1 Year	7.79%
5 Year	4.88	5 Year	5.11
10 Year	6.15	10 Year	6.36

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Consumer Discretionary	21.3%
Energy	14.3
Health Care	9.5
Financials	8.6
Materials	8.2
Telecommunication Services	7.7
Industrials	6.8
Consumer Staples	4.0
Utilities	2.6
Information Technology	2.3
Government Securities	1.7
Real Estate	1.5
Investment Companies	1.2
Non-U.S. Government Agency ABS	0.6
Other Equity Interests	-
Securities Lending Collateral	8.3
Other Short Term Investments	1.4
Total Investments	100.0%

For the year ended December 31, 2017, JNL/PPM America High Yield Bond Fund outperformed its benchmark by posting a return of 7.49% compared to 7.48% for ICE Bank of America Merrill Lynch High Yield Master II Constrained Index.

The Fund Manager’s security selection within high yield corporate bonds and an out of index allocation to common stocks were the primary contributors to relative return. By sector, security selection within basic industry and health care were the top contributors while security selection within energy and telecommunications were the largest detractors. Approximately 1% of the common stock holdings during the year was an ETF that is a proxy for the high yield market and held by the Fund for cash management purposes. The Fund uses futures to manage duration.

Positioning among sectors and credit quality was stable throughout the year.  At the beginning of the year, the Fund held approximately 77% in corporate bonds and 10% in bank loans, which migrated to 81% and 5% by year end. The Fund was well diversified among industries at year end with the top five segments representing 62% of total investments.

The central bank driven environment continues to be a risk into 2018. While U.S. growth is strong and higher yields in the U.S. versus global opportunities continue to drive foreign investors into U.S. assets, a tightening cycle in Europe or Japan could cause yield seeking investors to rotate toward those markets. Company fundamentals remain strong, but a downside surprise to earnings would be a risk to the Fund. Technicals are also strong, but a deterioration in flows could cause spreads, which are at tight levels, to widen significantly, beyond just a short term buying opportunity. As always, the achilles heel is liquidity. A downward spiral off the back of outflows would likely lead to more severe outflows; liquidity is not better, it only appears so because of low volatility. In the coming months, however, we expect growth to remain in the sweet spot for high yield and believe the traditionally negative correlation of high yield and Treasuries to remain.

JNL/PPM America Mid Cap Value Fund PPM America, Inc. (Unaudited)

JNL/PPM America Mid Cap Value Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the Russell MidCap Value Index to the MSCI USA Mid Cap Value Index (Gross) for consistency with the Fund's principle investment strategies.

Average Annual Total Returns*
Class A‡		Class I†
1 Year	12.37%	1 Year	12.66%
5 Year	15.45	5 Year	15.69
Since Inception	9.42	Since Inception	9.64
‡Inception date March 31, 2008
†Inception date March 31, 2008
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	21.7%
Consumer Discretionary	19.0
Industrials	13.4
Energy	10.5
Information Technology	9.8
Health Care	9.4
Materials	7.4
Utilities	3.8
Consumer Staples	3.4
Securities Lending Collateral	1.4
Other Short Term Investments	0.2
Total Investments	100.0%

For the year ended December 31, 2017, JNL/PPM America Mid Cap Value Fund underperformed its primary benchmark by posting a return of 12.37% for Class A shares compared to 13.34% for the Russell MidCap Value Index. The Fund underperformed its other benchmark return of 18.52% for the Russell MidCap Index. Effective December 31, 2017, the MSCI USA Mid Cap Value Index (Gross) became the Fund’s primary benchmark which posted a return 17.04%.

Positive security selection influences on relative performance included names in financials (Allstate Corp. up 43.6% and Janus Henderson Group Plc (“Janus Henderson”) up 27.3%) and health care (Hill-Rom Holdings Inc. up 51.6%). Negative security selection influences on relative performance included names in consumer discretionary (Foot Locker Inc. down -35.2% and Macy’s Inc. down -25.2%) and information technology (Avnet Inc. down -15.3%).

Positive sector influences on relative performance included a non-allocation in real estate and an overweight position in health care. The primary negative sector influence was an overweight position in energy. The Fund’s sector weights remain the result of the Fund’s bottom-up security selection process.

Positions added to the Fund during the year included TCF Financial Corp., McKesson Corp., CACI International Inc. Class A, National Oilwell Varco Inc., Campbell Soup Co. and Owens & Minor Inc. Positions sold included Alere Inc. and Ashland Global Holdings Inc. Janus Henderson and Janus Capital Group LLC. completed their merger during the month of May.

Relative to the benchmark during the year, the Fund’s overweight positions in information technology, energy and industrials increased, while the overweight positions in consumer discretionary, health care and materials decreased. The Fund’s underweight positions in utilities and real estate increased, while the underweight positions in financials, telecommunication services and consumer staples decreased.

The central bank driven environment continues to be a risk into 2018. A combination of solid economic growth, low but gently rising core inflation and already easy financial conditions should allow room for policy makers to normalize policy further in 2018 without jeopardizing the cyclical bull market. Company fundamentals remain strong, but a downside surprise to earnings would be a risk to the fund. Market volatility collapsed in 2017. An extended continuation of ultra low volatility seems unsustainable. While strong fundamentals and a solid economic backdrop are supportive of continued equity performance, record low volatility may struggle to persist in light of ever present geopolitical risks. Top geopolitical risks to U.S. equity markets include North American Free Trade Agreement negotiations, North Korea’s nuclear proliferation and an uneasy relationship between the U.S. and China.

JNL/PPM America Small Cap Value Fund PPM America, Inc. (Unaudited)

JNL/PPM America Small Cap Value Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	17.17%	1 Year	17.40%
5 Year	16.50	5 Year	17.18
Since Inception	10.09	Since Inception	10.52
‡Inception date March 31, 2008
†Inception date March 31, 2008
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Industrials	17.6%
Financials	17.2
Consumer Discretionary	16.5
Information Technology	14.6
Health Care	9.4
Energy	8.9
Materials	4.4
Consumer Staples	2.3
Utilities	1.9
Real Estate	1.4
Securities Lending Collateral	4.6
Other Short Term Investments	1.2
Total Investments	100.0%

For the year ended December 31, 2017, JNL/PPM America Small Cap Value Fund outperformed its benchmark by posting a return of 17.17% for Class A shares compared to 11.51% for the S&P 600 Value Index.

Positive security selection influences on relative performance included names in materials (Olin Corp. up 42.5%), industrials (Aerojet Rocketdyne Holdings Inc. up 73.8%) and financials (Janus Henderson Group Plc (“Janus Henderson”) up 27.3%). Negative security selection influences on relative performance primarily included names in health care (Owens & Minor Inc. (“Owens & Minor”) down -29.5% and Lifepoint Health Inc. down -12.3%).

Positive sector influence on relative performance included an underweight position in financials. Negative sector influence on relative performance included an overweight position in energy. The Fund’s sector weights remain the result of the Fund’s bottom-up security selection process.

Positions added to the Fund during the year included Renasant Corp., TCF Financial Corp., Verint Systems Inc., Banc of California Inc., Owens & Minor, Kite Realty Group Trust, CSG Systems International Inc., Photronics Inc., FCB Financial Holdings Inc. Class A and Triumph Group Inc. Positions sold included JAKKS Pacific Inc., Huntington Bancshares Inc., Foot Locker Inc., ExlService Holdings Inc., Bob Evans Farms Inc. and Alere Inc. Janus Henderson and Janus Capital Group Llc completed their merger during the month of May and the PharMerica Corp. position was removed with an all cash acquisition in December.

Relative to the benchmark during the year, the Fund’s overweight positions in health care and information technology increased, while the overweight positions in energy and consumer discretionary decreased. The overweight position in industrials and consumer staples at year end 2016 are now underweight positions at year end 2017. The Fund’s underweight positions in telecommunication services and materials increased during the year, while the underweight positions in financials decreased. The underweight positions in utilities and real estate remained at similar levels, decreasing slightly.

The central bank driven environment continues to be a risk into 2018. A combination of solid economic growth, low but gently rising core inflation and already easy financial conditions should allow room for policy makers to normalize policy further in 2018 without jeopardizing the cyclical bull market. Company fundamentals remain strong, but a downside surprise to earnings would be a risk to the fund. Market volatility collapsed in 2017. An extended continuation of ultra low volatility seems unsustainable. While strong fundamentals and a solid economic backdrop are supportive of continued equity performance, record low volatility may struggle to persist in light of ever present geopolitical risks. Top geopolitical risks to U.S. equity markets include North American Free Trade Agreement negotiations, North Korea’s nuclear proliferation and an uneasy relationship between the U.S. and China.

JNL/PPM America Total Return Fund PPM America, Inc. (Unaudited)

JNL/PPM America Total Return Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	4.27%	1 Year	N/A
5 Year	2.98	5 Year	N/A
Since Inception	7.37	Since Inception	0.76%
‡Inception date December 29, 2008
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
U.S. Government Agency MBS	18.8%
Government Securities	17.0
Financials	16.4
Non-U.S. Government Agency ABS	14.8
Energy	4.8
Consumer Discretionary	4.3
Industrials	3.8
Utilities	3.5
Health Care	3.0
Consumer Staples	2.9
Telecommunication Services	2.3
Materials	2.1
Information Technology	2.0
Real Estate	0.7
Other Short Term Investments	2.3
Securities Lending Collateral	1.3
Total Investments	100.0%

For the year ended December 31, 2017, JNL/PPM America Total Return Fund outperformed its benchmark by posting a return of 4.27% of Class A shares compared to 3.54% for the Bloomberg Barclays U.S Aggregate Bond Index. The Fund’s out of index allocation to high yield corporate bonds and security selection within investment grade corporate bonds were the primary contributors to relative return. The Fund’s allocation to asset-backed securities (“ABS”) was a detractor to relative return for the year. The Fund uses futures to manage duration.

Positioning among sectors was stable during the year with a slight increase in corporate bonds, 40% to 43%, and a decrease in ABS, 16% to 15%. The Fund was well diversified among industries at year end with the top five segments representing 72% of total investments.

The central bank driven environment continues to be a risk into 2018. While U.S. growth is strong and higher yields in the U.S. versus global opportunities continue to drive foreign investors into U.S. assets, a tightening cycle in Europe or Japan could cause yield seeking investors to rotate toward those markets. Further, with the U.S. Federal Reserve (“Fed”) in a rate hiking cycle and unwinding its balance sheet, there is risk the Fed moves too quickly and shocks markets. Company fundamentals remain strong, but a downside surprise to earnings would be a risk to the Fund. Technicals are also solid, but a deterioration in flows could cause spreads, which are at tight levels, to widen significantly, beyond just a short term buying opportunity. In the coming months, we will continue to emphasize capital preservation while leveraging our credit intensive process to uncover tactical, credit specific investment opportunities.

JNL/PPM America Value Equity Fund PPM America, Inc. (Unaudited)

JNL/PPM America Value Equity Fund

Average Annual Total Returns
Class A		Class I
1 Year	14.97%	1 Year	15.20%
5 Year	15.03	5 Year	15.28
10 Year	7.06	10 Year	7.27

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	25.1%
Consumer Discretionary	14.2
Information Technology	13.8
Health Care	13.1
Energy	12.4
Industrials	10.1
Consumer Staples	4.8
Telecommunication Services	2.7
Materials	1.8
Utilities	1.2
Other Short Term Investments	0.8
Total Investments	100.0%

For the year ended December 31, 2017, JNL/PPM America Value Equity Fund underperformed its benchmark by posting a return of 14.97% of Class A shares compared to 15.36% for the S&P 500 Value Index.

Positive security selection influences on relative performance included names in industrials (Caterpillar Inc. up 75.0% and Spirit AeroSystems Holdings Inc. Class A up 50.4%) and health care (AbbVie Inc. up 60.1%). Negative security selection influences on relative performance included names in consumer discretionary (Macy’s Inc. down -25.2% and Foot Locker Inc. (“Foot Locker”) down -35.3%) and energy (Apache Corp. down -32.1%).

Positive sector influence on relative performance primarily included an overweight position in information technology. Negative sector influence on relative performance primarily included an overweight position in energy. The Fund’s sector weights remain the result of the Fund’s bottom-up security selection process.

Positions added to the Fund during the year included McKesson Corp., Citigroup Inc., Foot Locker, Campbell Soup Co. and Huntington Bancshares Inc. Positions sold included Allegheny Technologies Inc., Medtronic Plc, Applied Materials Inc., Ashland Global Holdings Inc. and U.S. Bancorp.

Relative to the benchmark during the year, the Fund’s overweight position in health care increased, while the overweight positions in information technology, consumer discretionary, energy and industrials decreased. The overweight position in materials at year end 2016 is now an underweight position at year end 2017. The Fund’s underweight position in real estate increased during the year, while the underweight positions in telecommunication services, utilities and consumer staples decreased. The underweight position in financials at year end 2016 is now an overweight position at year end 2017.

The central bank driven environment continues to be a risk into 2018. A combination of solid economic growth, low but gently rising core inflation and already easy financial conditions should allow room for policy makers to normalize policy further in 2018 without jeopardizing the cyclical bull market. Company fundamentals remain strong, but a downside surprise to earnings would be a risk to the Fund. Market volatility collapsed in 2017. An extended continuation of ultra low volatility seems unsustainable. While strong fundamentals and a solid economic backdrop are supportive of continued equity performance, record low volatility may struggle to persist in light of ever present geopolitical risks. Top geopolitical risks to U.S. equity markets include North American Free Trade Agreement negotiations, North Korea’s nuclear proliferation and an uneasy relationship between the U.S. and China.

JNL/S&P Funds Standard & Poor’s Investment Advisory Services, LLC (Unaudited)

JNL/S&P Competitive Advantage Fund

Composition as of December 31, 2017:
Consumer Discretionary	36.6%
Industrials	20.5
Information Technology	18.8
Consumer Staples	5.7
Materials	5.5
Health Care	2.9
Financials	1.4
Securities Lending Collateral	8.6
Other Short Term Investments	-
Total Investments	100.0%

For the year ended December 31, 2017, JNL/S&P Competitive Advantage Fund underperformed its benchmark by posting a return of 19.67% for Class A shares compared to 21.83% for the S&P 500 Index.

Return On Invested Capital (“ROIC”), one of the main factors in the selection process, was not a contributor of outperformance in 2017. Stocks with the highest 20% ROIC in the S&P 500 Index had the second lowest annual returns of any other quintile and stocks with the lowest 20% ROIC in the S&P 500 Index had the highest annual returns of all quintiles.

Throughout the year the Fund maintained a significant overweight in consumer discretionary. This overweight has been present in the Fund since 2009 and continues in 2018. We see potential for continued consumer spending growth in 2018 since U.S. retails sales were strong in the final quarter of 2017. We expect potential wage growth, tax reform and the wealth effect all to contribute to sustained healthy consumer spending.

Consumer focused stocks struggled to keep up with the bull market for the first three quarters of 2017. The biggest detractor from performance came from consumer discretionary. Information technology also detracted from relative performance. The underweight in energy along with strong stock picks in industrials and materials helped offset some of the underperformance.

Avery Dennison Corp. (66.7%), CBOE Global Markets Inc. (58.3%) and Gap Inc. (56.1%) were the top performers on a total return basis for the year.

Foot Locker Inc. (-35.3%), Campbell Soup Co. (-18.3%) and Alaska Air Group Inc. (-14.4%) were the three worst performers on a total return basis for the year.

The Fund has displayed an average ROIC well above that of the S&P 500 Index. Historically, companies with ROIC have shown a tendency to be more resilient to economic recessions and less sensitive to overall broad market corporate earnings growth.

The turnover in names for the 2017 tri-rebalance was slightly higher with the number of stocks in the Fund going up from 38 to 40.

JNL/S&P Dividend Income & Growth Fund

Composition as of December 31, 2017:
Energy	9.3%
Materials	9.2
Consumer Discretionary	9.1
Financials	8.8
Industrials	8.8
Information Technology	8.8
Consumer Staples	8.5
Health Care	8.3
Telecommunication Services	8.1
Utilities	8.0
Real Estate	7.6
Securities Lending Collateral	5.2
Other Short Term Investments	0.3
Total Investments	100.0%

For the year ended December 31, 2017, JNL/S&P Dividend Income & Growth Fund underperformed its benchmark by posting a return of 11.97% for Class A shares compared to 21.83% for the S&P 500 Index.

Defensive high yielding companies were some of the worst performing stocks in 2017. In a year where the U.S. Federal Reserve raised overnight rates three times while reducing its open market purchases of bonds it is not surprising that investors shunned defensive high dividend yielding names.

Caterpillar Inc. (75.0%), McDonald’s Corp. (45.7%) and WW Grainger Inc. (45.2%) were the top performers on a total return basis for the year.

General Electric Co. (-40.7%), SCANA Corp. (-32.2%) and Kimco Realty Corp. (-23.7%) were the three worst performers on a total return basis for the year.

The Fund is comprised of companies with higher than average credit ratings from S&P Global Ratings and S&P Quality Rankings. The Fund tends to hold large companies with a long history of steady earnings and dividend growth. In addition, this strategy tends to generate a Fund with an average dividend yield well above that of the S&P 500 Index. The Fund strategy continued its more defensive positioning versus the S&P 500 Index. It maintained a lower 3-year volatility and higher Sharpe ratio versus the S&P 500 Index.

The turnover in names for the 2017 tri-rebalance was slightly higher with the number of stocks in the Fund going up from 38 to 47.

The Fund allocates to 11 sectors equally at each rebalance so the sector exposures were similar to the prior year. The strategy selects 33 stocks, three from the 11 S&P 500 Index sectors at each rebalance.

JNL/S&P International 5 Fund

Composition as of December 31, 2017:
Financials	26.4%
Industrials	19.2
Consumer Discretionary	15.6
Materials	9.9
Telecommunication Services	5.1
Information Technology	4.7
Real Estate	4.7
Consumer Staples	4.1
Energy	3.8
Utilities	3.5
Health Care	1.8
Rights	-
Securities Lending Collateral	0.7
Other Short Term Investments	0.5
Total Investments	100.0%

For the year ending December 31, 2017, JNL/ S&P International 5 Fund outperformed its benchmark by posting a return of 33.09% for Class A shares compared to 25.72% for the S&P Developed ex-U.S. LargeMid Index.

International markets outperformed the still impressive returns of U.S. equities. The outpaced returns were driven in part by the resurgent European economy combined with lower and relatively attractive European equity market valuations compared to the U.S. at the start of 2017.

Canada, Europe and Japan sub strategies all contributed positively to the outperformance of the Funds and all three outperformed their regional benchmarks. Europe contributed the most as it had the largest weight of slightly over half the strategy for most of the year.

Asia Pacific Ex Japan and Middle East sub strategies underperformed their regional benchmarks. But both strategies ended in positive territory. The Middle East strategy was the worst performing strategy for the year but is also the smallest weight of the composite at less than 1% for most of the year.

Neste Oil Oyj (86.2%), Hotel Shilla Co. Ltd. (77.8%) and SBI Holdings Inc. (70.22%) were the top three performers on a total return U.S. Dollar basis for the year.

Petrofac Ltd. (-31.6%), Delek Group Ltd. (-26.1%) and Next Plc (-20.0%) were the three worst performers on a total return U.S. Dollar basis for the year.

The turnover in names for the 2017 rebalance was in line with expectations. The Fund reset the regional sub strategy exposures to the relative market cap weight in the benchmark. The strong 2017 returns of Asia Pacific Ex Japan, Europe and Japan increased their relative weights to Canada and the Middle East slightly.

JNL/S&P Intrinsic Value Fund

Composition as of December 31, 2017:
Consumer Discretionary	48.5%
Health Care	17.0
Information Technology	16.1
Consumer Staples	7.3
Energy	3.8
Real Estate	2.1
Telecommunication Services	1.1
Industrials	1.1
Utilities	0.9
Securities Lending Collateral	1.9
Other Short Term Investments	0.2
Total Investments	100.0%

JNL/S&P Funds Standard & Poor’s Investment Advisory Services, LLC (Unaudited)

For the year ended December 31, 2017, JNL/S&P Intrinsic Value Fund underperformed its benchmark by posting a return of 18.92% for Class A shares compared to 21.83% for the S&P 500 Index.

The Fund had the second highest return of the JNL/S&P 4 Fund sub strategies for 2017. Value focused strategies underperformed for much of 2017. Free cash flow yield, one of the main selection criteria factors, was not a main driving factor of performance for much of the year in the S&P 500 Index benchmark.

Throughout the year the Fund maintained an overweight in consumer discretionary. Consumer focused stocks struggled to keep up with the bull market for the first three quarters of 2017. The biggest detractor from performance came from consumer discretionary.

Health care and information technology also had significant negative attribution to relative performance. Both sectors largely underperformed due to asset allocation, specifically not owning the higher priced growth stocks that were preferred by investors for most of the year.

On the positive side, utilities and energy both had meaningful positive attribution to relative performance.

NRG Energy Inc. (129.4%), Boeing Co. (79.2%) and NetApp Inc. (59.9%) were the top three performers on a total return basis for the year.

Bed Bath & Beyond Inc. (-44.9%), CenturyLink Inc. (-33%), and Pitney Bowes Inc. (-28.1%) were the three worst performers on a total return basis for the year.

The Fund is comprised of companies with higher than average free cash flow yield. These companies tend to generate strong cash flow in excess of capital requirements and therefore are more likely to be able to finance growth, provide dividends, withstand earnings contractions and repurchase shares.

The turnover in names for the 2017 tri-rebalance was slightly higher with the number of stocks in the Fund going up from 36 to 45.

Notable sector exposure changes were significant increases in consumer discretionary and significant decreases in industrials and energy.

JNL/S&P Mid 3 Fund

Composition as of December 31, 2017:
Consumer Discretionary	34.1%
Information Technology	14.8
Real Estate	9.7
Financials	9.4
Health Care	8.6
Consumer Staples	6.9
Industrials	6.7
Materials	2.4
Telecommunication Services	0.6
Securities Lending Collateral	6.4
Other Short Term Investments	0.4
Total Investments	100.0%

For the year ending December 31, 2017, JNL/S&P Mid 3 Fund underperformed its benchmark by posting a return of 12.00% for Class A shares compared to 16.24% for the S&P MidCap 400 Index.

The Fund is a blend of three independent sub strategies that seek attractive companies based on free cash flow yields, equity yields and cash flow profitability. These three strategies are then blended to seek appreciation in a variety of market conditions.

Despite returning low double digit returns the Fund lagged its benchmark for most of 2017. Two of the three sub strategies, the S&P Mid Total Equity Yield (11.8%) and S&P Mid Intrinsic Value (10.0%), underperformed the S&P MidCap 400 Index. The S&P Mid Competitive Advantage sub strategy (21.5%) significantly outperformed the benchmark to offset the other two strategies.

Urban Outfitters Inc. (66.2%), Old Dominion Freight Lines Inc. (54.0%) and Cadence Design Systems Inc. (53.4%) were the top three performers on a total return basis for the year.

Frontier Communications Corp. (-45.3%), Dicks Sporting Goods Inc. (-44.8%) and Chico’s FAS Inc. (-36.6%) were the three worst performers on a total return basis for the year.

The Fund was overweight consumer discretionary sector for all of 2017, which was a drag on performance and was the largest detractor to performance. Information technology was the second largest detractor for the year. Underperformance in both sectors was attributable to stock selection. Significant positive relative attribution came from energy and financials, also mainly attributable to stock selection.

The turnover in names for the 2017 rebalances has been in line with expectations. The Fund increased the number of names in the Fund to 74 at year end from 69 at the prior year end.

JNL/S&P Total Yield Fund

Composition as of December 31, 2017:
Consumer Discretionary	32.4%
Health Care	12.3
Financials	11.4
Industrials	10.8
Information Technology	10.5
Consumer Staples	7.6
Real Estate	6.3
Materials	5.4
Energy	1.1
Telecommunication Services	0.7
Securities Lending Collateral	1.2
Other Short Term Investments	0.3
Total Investments	100.0%

For the year ended December 31, 2017, JNL/S&P Total Yield Fund underperformed its benchmark by posting a return of 11.02% for Class A shares compared to 21.83% for the S&P 500 Index.

The strategy is comprised of companies with higher than average “total yield.” Total yield is calculated as the sum of the cash dividend, net cash used for stock repurchases and net cash used to retire debt divided by the company’s market capitalization. As such, total yield is a broad measure of cash flow returned to shareholders and bondholders in the form of dividends, share buybacks or elimination of debt. This strategy seeks companies that are significantly reducing their debt and/or increasing their equity distributions.

Total yield was a negative contributing factor for the year in both the fund and benchmark. Stocks with the highest 20% total yield in the S&P 500 Index had the lowest annual returns of any other total yield quintile. This year seemed to be driven more by an investor preference for growth over value and the negative sentiment associated with the retail industry as a whole.

Throughout the year the Fund maintained an overweight in consumer discretionary. Consumer focused stocks struggled to keep up with the bull market for the first three quarters of 2017. The biggest detractor from performance came from consumer discretionary, with information technology as the second largest negative attribution to relative performance. Energy and financials had modest positive attribution to relative performance.

Boeing Co. (94.8%), Ameriprise Financial Inc. (56.4%) and Albermarle Corp. (50.2%) were the top three performers on a total return basis for the year.

Bed Bath & Beyond Inc. (-44.9%), General Electric Co. (-42.9%) and Macy’s Inc. (-25.2%) were the three worst performers on a total return basis for the year.

This strategy has displayed higher volatility than the benchmark since inception.

The turnover in names for the 2017 tri-rebalance was slightly higher with the number of stocks in the Fund going up from 39 to 61.

JNL/S&P Funds Standard & Poor’s Investment Advisory Services, LLC (Unaudited)

JNL/S&P Competitive Advantage Fund

Average Annual Total Returns
Class A		Class I
1 Year	19.67%	1 Year	19.92%
5 Year	15.02	5 Year	15.26
10 Year	11.52	10 Year	11.71

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Dividend Income & Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	11.97%	1 Year	12.22%
5 Year	14.57	5 Year	14.81
10 Year	10.47	10 Year	10.71

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P International 5 Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	33.09%	1 Year	N/A
Since Inception	9.15	Since Inception	5.01%
‡Inception date September 15, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Funds Standard & Poor’s Investment Advisory Services, LLC (Unaudited)

JNL/S&P Intrinsic Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	18.92%	1 Year	19.12%
5 Year	13.81	5 Year	14.03
10 Year	10.34	10 Year	10.60

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Mid 3 Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	12.00%	1 Year	12.26%
Since Inception	8.44	Since Inception	8.67
‡Inception date April 28, 2014
†Inception date April 28, 2014

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/S&P Total Yield Fund

Average Annual Total Returns
Class A		Class I
1 Year	11.02%	1 Year	11.37%
5 Year	15.19	5 Year	15.44
10 Year	8.99	10 Year	9.20

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Scout Unconstrained Bond Fund Scout Investments, Inc. (Unaudited)

JNL/Scout Unconstrained Bond Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	1.68%	1 Year	N/A
Since Inception	0.47	Since Inception	-0.10%
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Government Securities	44.2%
Financials	21.0
U.S. Government Agency MBS	8.9
Non-U.S. Government Agency ABS	8.4
Health Care	1.7
Consumer Staples	0.8
Telecommunication Services	0.5
Energy	0.5
Materials	0.3
Other Short Term Investments	13.7
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Scout Unconstrainted Bond Fund outperformed its primary benchmark by posting a return of 1.68% for Class A shares compared to 1.11% for the Bank of America Merrill Lynch U.S. Dollar 3-Month Libor Constant Maturity Index. The Fund underperformed its other benchmark return of 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Capital markets were boosted in the second half of the year by the improving prospects for tax reform legislation. The tax reform bill was a much needed legislative victory for the Trump Administration as the Mueller investigation began taking a heavy toll. In this contentious political environment, the surprisingly strong gross domestic product report was a welcome high point for investors as the anticipated drag from the damaging hurricane season in Texas and Florida did not materialize. Mario Draghi gave an upbeat assessment of the European economy while announcing a tapering of the European Central Bank asset purchase program (purchases reduced by half for first 9 months of 2018). Both this and recent U.S. Federal Reserve (“Fed”) action represent fledgling efforts to exit extreme monetary policies. Within this market, tactical movements in duration positioning during the year contributed 141 basis points (“bps”) of positive performance for the Fund. This includes 13 bps of positive performance as a result of being short 10-year German bund futures. The Fund managers believed the spread between U.S. and German rates was too wide and would narrow. In the credit sector, investment grade added 47 bps of performance and high yield credit added 18 bps (this includes 10 bps of positive performance from the Fund’s high yield CDX position).

Current Fund positioning includes an elevated weight in the Treasury as well as cash and cash equivalent sectors due to our view that capital markets are overly optimistic and are not appropriately pricing significant risks into current valuations. Our defensive positioning focuses on maintaining a high level of safety and liquidity with the flexibility to react to future market opportunities. In the corporate sector, the Fund’s investment grade holdings are primarily focused in very short financials and industrials which have become more attractive due to the Fed lifting short rates and flattening the yield curve. Better overall yields in the low duration space help to offset the cost of being defensive. We do not view the broad high yield market as attractive at current valuations. Overall the Fund duration is modestly positive as real interest rates remain at unattractive levels.

JNL/T. Rowe Price Established Growth Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Established Growth Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the Russell 1000 Growth Index to the MSCI USA Growth Index (Gross) for consistency with the Fund's principle investment strategies.

Average Annual Total Returns
Class A		Class I
1 Year	33.59%	1 Year	33.90%
5 Year	17.72	5 Year	17.97
10 Year	9.78	10 Year	10.00

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Information Technology	41.3%
Consumer Discretionary	17.2
Health Care	15.3
Industrials	11.2
Financials	6.0
Real Estate	2.9
Consumer Staples	2.2
Utilities	1.7
Telecommunication Services	0.5
Securities Lending Collateral	1.1
Other Short Term Investments	0.6
Total Investments	100.0%

For the year ended December 31, 2017, JNL/T. Rowe Price Established Growth Fund outperformed its benchmark by posting a return of 33.59% for Class A shares compared to 30.21% for the Russell 1000 Growth Index. Effective December 31, 2017, the MSCI USA Growth Index (Gross) became the Fund’s primary benchmark which posted a return of 28.73%. The Fund outperformed its other benchmark return of 21.83% for the S&P 500 Index.

Stock selection and sector allocation both drove relative outperformance. Information technology ("IT") contributed the most to relative returns as favorable stock selection drove relative sector strength (PayPal Holdings Inc. (“PayPal”), Alibaba Group Holding Ltd. (“Alibaba”), Tencent Holdings Ltd.). Effective stock selection in health care boosted relative results (Intuitive Surgical Inc., Vertex Pharmaceuticals Inc.). An underweight to consumer staples names also added to relative performance. Conversely, financials weighed on relative performance due mostly to adverse stock selection (First Republic Bank, Charles Schwab Corp.). No other sectors meaningfully detracted from relative results during the year.

The five largest purchases during the year were: Apple Inc.; Priceline Group Inc. (“Priceline”); Becton Dickinson & Co.; Symantec Corp.; Alibaba. The five largest sales during the year were: Amazon.com Inc. (“Amazon”); PayPal; Alphabet Inc. (“Alphabet”); Priceline; Tesla Inc.

At the sector level, the largest increase in weighting during the year was in IT. The most significant decrease was in the Fund's weighting in consumer discretionary. The Fund’s sector weightings are residual of our bottom-up stock selection process and typically reflect where the Fund manager is finding compelling growth opportunities at the individual company level rather than through a broader thematic approach.

While 2017’s strong earnings results will make year over year profit comparisons more challenging in 2018, we feel the market will weather slowing gains as long as the economic expansion remains intact. We expect market leadership to narrow in the coming year, however and caution that regulatory action against Amazon, Alphabet (parent company of Google LLC), Facebook Inc., or other dominant Internet firms could cause widespread disruption in the markets.

JNL/T. Rowe Price Mid-Cap Growth Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Mid-Cap Growth Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the Russell MidCap Growth Index to the MSCI USA Mid Cap Growth Index (Gross) for consistency with the Fund's principle investment strategies.

Average Annual Total Returns*
Class A		Class I
1 Year	24.47%	1 Year	24.75%
5 Year	16.71	5 Year	16.94
10 Year	10.44	10 Year	10.67
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Information Technology	22.8%
Industrials	20.6
Health Care	18.2
Consumer Discretionary	14.4
Financials	9.5
Materials	5.3
Consumer Staples	2.1
Energy	1.3
Other Short Term Investments	5.1
Securities Lending Collateral	0.7
Total Investments	100.0%

For the year ended December 31, 2017, JNL/T. Rowe Price Mid-Cap Growth Fund underperformed its benchmark by posting a return of 24.47% for Class A shares compared to 25.27% for the Russell MidCap Growth Index. Effective December 31, 2017, the MSCI USA Mid Cap Growth Index (Gross) became the Fund’s primary benchmark which posted a return of 22.00%.

A favorable underweight and stock selection in consumer discretionary contributed most to relative returns, led by holdings in hotels, restaurants and leisure. Shares of Marriott International Inc. rose as the integration of Starwood Hotels & Resorts Worldwide LLC continued to proceed smoothly and investors reacted positively to new strategic initiatives, including a partnership with dominant Chinese e-commerce player Alibaba Group Holding Ltd. and an investment in PlacePass, a search engine for travel experiences.

Stock selection in industrials and business services also boosted returns. Within the sector, holdings in machinery performed best. IDEX Corp. (“IDEX”) is a high quality industrial company that designs, manufactures and sells pumps, flow meters and engineered components that fit into larger customer systems serving the process control, fluid handling, medical and other industrial end markets. Above consensus organic revenue growth in the fluid and metering and health and sciences segments, thanks to rising North American project activity, drove the stock. The Fund manager continues to favor IDEX's asset light business model and its management team, which is skilled at identifying attractive bolt on opportunities.

Stock selection in financials also added value. Fidelity National Financial Inc. is a leading provider of title insurance and mortgage services. Strengthening residential and commercial trends produced solid results, lifting shares. The firm also expects to be index eligible again following spin offs of its Fidelity National Financial Inc. and Black Knight Inc. subsidiaries.

Conversely, stock selection and an underweight in information technology detracted most from relative performance. Keysight Technologies Inc., the largest global manufacturer of electronic test and measurement equipment, posted gains but failed to keep pace with industry peers. We believe the upcoming deployment of 5G will provide a meaningful long term accelerant to the company's revenue growth, as each 5G connected device, as well as the network, will require testing and measurement.

Stock selection in health care, notably within health care providers and services, also weighed on returns. Envision Healthcare Corp. (“Envision”) provides a range of services, including physician led services, ambulatory surgery services, post acute care and medical transportation. A weak environment for providers has weighed on Envision and the company delivered a sizable earnings miss in the most recent quarter, along with a substantially decreased outlook for the fourth quarter. The company announced that its board has initiated a review of strategic alternatives to improve performance. Shares of MEDNAX Inc. (“MEDNAX”), a leading provider of physician outsourced services to hospitals, focused mainly on pediatric and anesthesiology specialties, fell largely due to a negative payer mix shift from commercial to government/self-pay since the reimbursement rate for commercial patients is generally multiples higher. While industry consolidation opportunities remain for MEDNAX, its stock could remain under pressure until underlying trends and volumes improve.

The top purchases for the year were: Expedia Inc., Dunkin’ Brands Group Inc., Ulta Beauty Inc., Symantec Corp., Colfax Corp. The top sales for the year were: Rockwell Collins Inc., DigitalGlobe Inc., CBOE Global Markets Inc., VeriSign Inc., WABCO Holdings Inc.

The Fund’s manager does not foresee any event that will derail the market in the short term, but we note that the current “low-vol” complacency is likely to make the market more susceptible when a shock does come. However, we are happy to wait out periods of volatility and take advantage of improved valuations to increase the Fund’s positions in firms with superior long-term prospects.

JNL/T. Rowe Price Short-Term Bond Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Short-Term Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	1.14%	1 Year	1.35%
5 Year	0.68	5 Year	0.90
10 Year	1.13	10 Year	1.35

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

T. Rowe Price Associates, Inc. assumed portfolio management responsibility on September 28, 2009.

Composition as of December 31, 2017:
Non-U.S. Government Agency ABS	29.7%
Financials	20.8
Government Securities	12.1
U.S. Government Agency MBS	7.4
Information Technology	4.2
Health Care	4.2
Consumer Discretionary	3.8
Industrials	3.6
Energy	3.3
Utilities	2.5
Materials	2.0
Real Estate	1.9
Telecommunication Services	1.3
Consumer Staples	1.2
Other Short Term Investments	1.9
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2017, JNL/T. Rowe Price Short-Term Bond Fund outperformed its benchmark by posting a return of 1.14% for Class A shares compared to 0.84% for the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index.

Sector allocation was the primary driver of relative performance. The Fund’s strategic overweight allocation to short dated, investment grade corporate debt and corresponding underweight to U.S. Treasury securities added to relative returns as risk assets rallied and investors sought higher yields. Out of benchmark exposure to securitized sectors (asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”)) further supported results. Yield curve positioning also contributed to relative performance. The Fund’s overweight allocation to the intermediate portion of the curve and modest out of benchmark exposure to longer maturities outperformed as the yield curve flattened over the year amid increased short term rates and an uptick in growth expectations. Security selection among corporate bonds was a modest drag on performance.

Corporate bonds, both investment grade and crossover bonds, contributed to relative results for the year. Solid demand from investors looking for additional yield provided support for short maturity corporate bonds. As a result, the Fund’s significant overweight to corporates provided a meaningful contribution to relative results. Security selection within investment grade corporates was a modest drag on performance. Select bonds within the health care and automotive industries underperformed amid competitive pressures within the pharmaceutical industry and tepid auto sales. The Fund’s out of benchmark exposure to securitized sectors helped relative performance. CMBS, ABS and MBS supported relative returns, as they provide an incremental yield advantage over Treasuries. The securitized space continues to be supported by positive fundamentals on the heels of a strengthening U.S. economy, housing data and positive consumer sentiment.

As of December 31, 2017, the Fund held interest rate futures and currency forward contracts generating gross exposure of 27.5%. The Fund also held credit default swaptions at various points during the year. The estimated return impact from employing currency forward contracts was negligible, -16 basis points from futures and a negligible return impact from options for the year.

The Fund manager believes that the U.S. Federal Reserve will continue to tighten monetary policy at a gradual enough pace to ensure that it does not derail the economic expansion and that it will clearly telegraph its moves to investors. While future rate increases could pressure short term securities, we expect that investor demand for higher yielding securities with lower duration risk should support the Fund. Being mindful of this potential volatility, we have positioned the Fund for a further flattening of the yield curve as short- and long-term rates continue to converge.

JNL/T. Rowe Price Value Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Value Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the Russell 1000 Value Index to the MSCI USA Value Index (Gross) for consistency with the Fund's principle investment strategies.

Average Annual Total Returns*
Class A		Class I
1 Year	18.70%	1 Year	19.00%
5 Year	14.93	5 Year	15.16
10 Year	8.29	10 Year	8.50
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	24.9%
Health Care	16.6
Information Technology	11.4
Consumer Staples	10.0
Industrials	9.8
Utilities	8.3
Energy	7.8
Consumer Discretionary	4.2
Materials	3.4
Telecommunication Services	1.9
Real Estate	1.2
Other Short Term Investments	0.5
Total Investments	100.0%

For the year ended December 31, 2017, JNL/T. Rowe Price Value Fund outperformed its benchmark by posting a return of 18.70% for Class A shares compared to 13.66% for the Russell 1000 Value Index. Effective December 31, 2017, the MSCI USA Value Index (Gross) became the Fund’s primary benchmark which posted a return of 15.37%.

The leading contributor to relative performance was energy due to stock selection (Total SA, Marathon Petroleum Corp.) and an underweight position. Stock choices in industrials and business services (Boeing Co.) also aided relative results. Consumer staples boosted relative performance due to stock selection (Tyson Foods Inc.). Financials was the greatest detractor from relative results due to stock choices in insurers (XL Group Ltd., American International Group Inc.). Stock selection in materials (Ball Corp.) also weighed on relative performance.

The five largest purchases during the year were Verizon Communications Inc. (“Verizon Communications”), Broadcom Ltd., Johnson & Johnson, EOG Resources Inc. and Wells Fargo & Co.

The five largest sales during the year were ExxonMobil Corp., General Electric Co., Exelon Corp., Verizon Communications and Chevron Corp.

At the sector level, the most significant decrease in weighting relative to the benchmark was in consumer discretionary. The largest increase by relative weighting was in information technology. The Fund’s sector weightings are residual of our bottom-up stock selection process and typically reflect where the Fund manager is finding compelling valuation opportunities at the individual company level rather than through a broader thematic approach.

Looking ahead, we believe stocks could continue their slow, steady ascent. We expect the federal tax cuts to boost U.S. economic activity and are identifying reasonably priced potential beneficiaries in some of the more cyclical areas of the market. We are also finding opportunities to buy shares of strong companies that are well positioned for long-term growth but face near term headwinds, although persistently high valuations present a challenge. In this environment and with sector valuation anomalies appearing limited, we see increased opportunities for strong stock selection, driven by our fundamental analysis.

JNL/Vanguard Allocation Funds Jackson National Asset Management, LLC (Unaudited)

The JNL/Vanguard Allocation Funds were launched in September 2017 with an allocation based on our most recent strategic asset allocation outlook and selection of underlying ETFs that provided the best fit in terms of diversification as well as the stated goal of each fund. No changes in the allocations or underlying ETFs were made subsequent to launch through the end of the year.

JNL/Vanguard Growth Allocation Fund

Composition as of December 31, 2017:
Domestic Equity	49.7%
Domestic Fixed Income	16.4
Emerging Markets Equity	8.2
International Equity	20.7
International Fixed Income	2.1
Securities Lending Collateral	1.6
Other Short Term Investments	1.3
Total Investments	100.0%

Total Returns*
Class A‡		Class I†
Since Inception	4.90%	Since Inception	5.10%
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The investment objective for JNL/Vanguard Growth Allocation Fund is to seek long-term growth of capital through investment in exchange-traded funds (“ETFs”). The Fund seeks to achieve its investment objective primarily through investing 80% of its assets in a diversified group of Underlying ETFs. The Adviser allocates approximately 70% to 90% of the Fund’s assets to Underlying ETFs that invest primarily in equity securities and 10% to 30% of the Fund’s assets to Underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

For the period September 25, 2017 to December 31, 2017, JNL/Vanguard Growth Allocation Fund underperformed its primary benchmark by posting a return of 4.90% for Class A shares compared to 5.42% for the Dow Jones Moderately Aggressive Index. The Fund outperformed its blended benchmark return of 4.73% for the 80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Index.

The Fund outperformed its blended benchmark for the period since its September 25, 2017 inception through the end of the year thanks mainly to allocation decisions within the equity sleeve relative to its global benchmark, aided by the timing of the Fund’s launch. Although international stocks outperformed for the full year, U.S. stocks outpaced them in the fourth quarter—the bulk of the period since inception.

An overweight to domestic equities relative to the global benchmark plus outperforming positions in the Vanguard Total Stock Market ETF (7.44%) and Vanguard Value ETF (7.85%) helped returns. Both international developed and emerging markets equities returned less than 5% in comparison. The fixed income sleeve trailed its benchmark slightly, weighed down by underperforming allocations to short term bonds and mortgage-backed securities. Overall, given the passive nature of the underlying ETF holdings, most of the performance differential between the Fund and its benchmark is likely to come from allocation decisions.

JNL/Vanguard Moderate Allocation Fund

Composition as of December 31, 2017:
Domestic Equity	25.4%
Domestic Fixed Income	50.6
Emerging Markets Equity	4.0
International Equity	10.9
International Fixed Income	6.1
Other Short Term Investments	3.0
Total Investments	100.0%

Total Returns*
Class A‡		Class I†
Since Inception	2.30%	Since Inception	2.40%
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The investment objective for JNL/Vanguard Moderate Allocation Fund is to seek long term growth of capital through investment in exchange-traded funds (“ETFs”). The Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets in a diversified group of Underlying ETFs. The Adviser allocates approximately 30% to 50% of the Fund’s assets to Underlying ETFs that invest primarily in equity securities and 50% to 70% of the Fund’s assets to Underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

For the period September 25, 2017 to December 31, 2017, JNL/Vanguard Moderate Allocation Fund underperformed its primary benchmark by posting a return of 2.30% for Class A shares compared to 2.62% for the Dow Jones Moderately Conservative Index. The Fund underperformed its blended benchmark return of 2.50% for the 40% MSCI All Country World Index (Net), 60% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark for the period since its September 25, 2017 inception through the end of the year owing to its lesser allocation to equities. The equity sleeve outperformed, while the larger fixed income sleeve slightly trailed its respective benchmark. An overweight to U.S. equities helped relative performance and benefitted from the timing of the Fund’s launch. Although international stocks outperformed for the full year, U.S. stocks outpaced them in the fourth quarter—the bulk of the period since inception.

The fixed income sleeve was weighed down by underperforming allocations to short term bonds and mortgage-backed securities. The overweight to domestic equities relative to the global benchmark plus outperforming positions in the Vanguard Total Stock Market ETF (7.44%) and Vanguard Value ETF (7.85%) aided the outperformance of the equity sleeve. Both international developed and emerging markets equities returned less than 5% in comparison. Overall, given the passive nature of the underlying ETF holdings, most of the performance differential between the Fund and its benchmark is likely to come from allocation decisions.

JNL/Vanguard Moderate Growth Allocation Fund

Composition as of December 31, 2017:
Domestic Equity	38.0%
Domestic Fixed Income	33.5
Emerging Markets Equity	5.9
International Equity	16.2
International Fixed Income	4.2
Other Short Term Investments	2.1
Securities Lending Collateral	0.1
Total Investments	100.0%

Total Returns*
Class A‡		Class I†
Since Inception	3.70%	Since Inception	3.80%
‡Inception date September 25, 2017
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The investment objective for JNL/Vanguard Moderate Growth Allocation Fund is to seek long-term growth of capital through investment in exchange-traded funds (“ETFs”). The Fund seeks to achieve its investment objective primarily though investing at least 80% of its assets in a diversified group of Underlying ETFs. The Adviser allocates approximately 50% to 70% of the Fund’s assets to Underlying ETFs that invest primarily in equity securities and 30% to 50% of the Fund’s assets to Underlying ETFs that invest primary in fixed income securities and/or cash alternatives.

For the period September 25, 2017 to December 31, 2017, JNL/Vanguard Moderate Growth Allocation Fund underperformed its primary benchmark by posting a return of 3.70% for Class A shares compared to 4.11% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of 3.61% for the 60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund outperformed its blended benchmark for the period since its September 25, 2017 inception through the end of the year thanks mainly to allocation decisions within the equity sleeve relative to its global benchmark, aided by the timing of the Fund’s launch. Although international stocks outperformed for the full year, U.S. stocks outpaced them in the fourth quarter—the bulk of the period since inception.

An overweight to domestic equities relative to the global benchmark plus outperforming positions in the Vanguard Total Stock Market ETF (7.44%) and Vanguard Value ETF (7.85%) helped returns. Both international developed and emerging markets equities returned less than 5% in comparison. The fixed income sleeve trailed its benchmark slightly, weighed down by underperforming allocations to short term bonds and mortgage-backed securities. Overall, given the passive nature of the underlying ETF holdings, most of the performance differential between the Fund and its benchmark is likely to come from allocation decisions.

JNL/Westchester Capital Event Driven Fund Westchester Capital Management, LLC (Unaudited)

JNL/Westchester Capital Event Driven Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	5.47%	1 Year	N/A
Since Inception	1.02	Since Inception	1.21%
‡Inception date April 27, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Consumer Discretionary	19.3%
Financials	12.3
Utilities	11.3
Materials	11.3
Industrials	9.9
Energy	6.8
Health Care	6.7
Investment Companies	6.3
Information Technology	5.5
Real Estate	5.2
Consumer Staples	1.8
Rights	0.3
Warrants	0.2
Other Equity Interests	0.2
Telecommunication Services	(5.5)
Other Short Term Investments	8.4
Net Long (Short) Investments	100.0%

For the year ended December 31, 2017, JNL/Westchester Capital Event Driven Fund outperformed its benchmark by posting a return of 5.47% for Class A shares compared to 2.79% for the Wilshire Liquid Alternative Event Driven Index.

Trades within the Fund are highly idiosyncratic. While macro factors such as the broad direction of the equity and fixed income markets will influence the Fund, the Fund’s investment returns are driven primarily by the outcome of specific corporate events.

The top events that contributed to performance included Altaba Inc./Alibaba Group Holding Ltd., Sky PLC/Twenty-First Century Fox Inc., NXP Semiconductors NV/QUALCOMM Inc., DowDuPont Inc. and Huntsman Corp. The largest detractors to performance for securities were Time Warner Inc./AT&T Inc., Jarden Corp./Newell Rubbermaid Inc., MoneyGram International Inc./Ant Financial Services Group and our macro portfolio hedge. The Fund ended the year fully invested, holding 94 positions.

The Fund utilizes derivatives to either hedge directional exposure of underlying long positions or arbitrage situations, or to reduce the correlation of an underlying equity position.

We do not typically hold naked short options nor do we speculate via long options, so the positions listed here reflect long equity positions with options written against it, or the synthetic equivalent.

JNL/WMC Balanced Fund Wellington Management Company, LLP (Unaudited)

JNL/WMC Balanced Fund

Average Annual Total Returns
Class A		Class I
1 Year	12.49%	1 Year	12.75%
5 Year	10.12	5 Year	10.35
10 Year	6.83	10 Year	7.05

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	19.5%
Information Technology	12.9
Health Care	10.2
U.S. Government Agency MBS	7.6
Energy	6.9
Government Securities	6.7
Industrials	5.4
Consumer Discretionary	5.3
Utilities	5.1
Non-U.S. Government Agency ABS	4.3
Consumer Staples	3.5
Telecommunication Services	2.2
Materials	2.2
Real Estate	1.2
Other Short Term Investments	6.5
Securities Lending Collateral	0.4
Net Long (Short) Investments	100.0%

For the year ended December 31, 2017, JNL/WMC Balanced Fund underperformed its primary benchmark by posting a return of 12.49% for Class A shares compared to 21.83% for the S&P 500 Index. The Fund underperformed its blended benchmark return of 15.14% for the 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Aggregate Bond Index.

Security selection was the primary driver of relative underperformance. Sector allocation, a result of the fundamental, bottom-up stock selection process, also weighed on returns. Security selection in health care, financials and information technology (“IT”) detracted from relative performance while selection within industrials contributed. The Fund’s underweight exposure to IT and our overweight to energy had a negative impact on relative performance. Underweight exposures to consumer staples and telecommunication services had a modest positive impact on relative performance.

Top contributors to relative performance within the equity portfolio included CSX Corp. (“CSX”) and Caterpillar Inc. Not owning AT&T Inc. and owning less General Electric Co. than the benchmark also contributed to relative performance. Top detractors within the equity portfolio included Hess Corp. and Anadarko Petroleum Corp. Not owning benchmark constituents Amazon.com Inc. and Facebook Inc. also detracted from relative performance.

We trimmed the Fund’s position in Verizon Communications Inc. (“Verizon”) earlier in the year due to concerns over competitive pressure as carriers added unlimited data plans, threatening to erode profits. But Verizon’s efforts to adapt to a new business model were effective, and we later added back to our position albeit at a reduced size. BCE Inc. and American International Group Inc. were new additions to the Fund and we increased the Fund’s position in Citigroup Inc. during the year. We eliminated CSX from the Fund and trimmed Wells Fargo & Co.

During the year, exposure to IT increased and exposure to industrials and financials decreased. The Fund also had less exposure to consumer staples and consumer discretionary at the end of the year relative to the start of 2017.

The fixed income portfolio contributed positively to absolute and relative returns, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index during the year. Security selection and sector allocation both contributed to performance. An overweight to and security selection within investment credit, particularly within taxable municipals and banking, contributed most to relative results and more than offset small negative impacts from an overweight to industrials and underweight to sovereign issuers. Within securitized sectors, an out of benchmark position in collateralized loan obligations (“CLOs”), security selection within agency mortgage-backed securities (“MBS”) pass throughs and an overweight to high quality commercial mortgage-backed securities (“CMBS”) also contributed positively. Long breakeven inflation positioning via treasury inflation protected securities contributed modestly to outperformance. The Fund’s yield curve positioning partially offset positive results.

Over the year, the Fund was overweight corporates and favored financials. The Fund continues to be moderately pro-cyclically positioned in credit markets. The Fund is currently positioned with short duration posture, overweight taxable municipals (which we believe offer diversification benefits) and overweight investment grade corporates, commercial mortgage back securities, and asset backed securities. The Fund is positioned neutral to short agency MBS pass throughs as we expect modest interest rate volatility by the U.S. Federal Reserve.

At the end of the year, the Fund’s asset mix was aligned to its target, with 65% equities and 35% fixed income. While the fixed income portion of the Fund did utilize bond futures during the year, these derivatives did not have a meaningful impact on the Fund’s performance.

JNL/WMC Value Fund Wellington Management Company, LLP (Unaudited)

JNL/WMC Value Fund

¹Effective December 31, 2017, the Fund changed its primary benchmark from the Russell 1000 Value Index to the MSCI USA Value Index (Gross) for consistency with the Fund's principle investment strategies.

Average Annual Total Returns
Class A		Class I
1 Year	15.20%	1 Year	15.49%
5 Year	13.05	5 Year	13.29
10 Year	7.06	10 Year	7.27

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	27.5%
Information Technology	13.0
Industrials	11.6
Health Care	11.0
Energy	10.2
Consumer Discretionary	10.1
Consumer Staples	4.7
Utilities	3.4
Materials	2.9
Telecommunication Services	1.6
Real Estate	1.0
Other Short Term Investments	2.9
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2017, JNL/WMC Value Fund outperformed its benchmark by posting a return of 15.20% for Class A shares compared to 13.66% for the Russell 1000 Value Index. Effective December 31, 2017, the MSCI USA Value Index (Gross) became the Fund’s primary benchmark which posted a return of 15.37%.

Sector allocation, a residual of our fundamental bottom-up process, contributed most to relative performance. The Fund’s overweight allocation to information technology (“IT”) and underweight to telecommunication services offset weaker performance from the Fund’s overweight allocation to industrials. Stock selection was also additive to returns. Selection within industrials, consumer discretionary and IT were the largest contributors. Weaker selection in health care, financials and materials detracted.

Top contributors to relative performance during the year included Pulte Homes Inc. and Caterpillar Inc. Top relative detractors from performance included Signet Jewelers Ltd. and Viacom Inc. (“Viacom”).

The largest purchases during the year included new positions in NetApp Inc., NASDAQ Inc. and Viacom. The largest sales during the year included trimming the Fund’s exposure to JPMorgan Chase & Co. and Wells Fargo & Co. and selling out of the position in Intercontinental Exchange Inc.

The Fund’s largest overweight exposure was in IT. The Fund’s overweight exposure to consumer discretionary declined over the year and active exposure to health care also decreased to an underweight. The Fund increased its overweight exposure to industrials.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/AB Dynamic Asset Allocation Fund (a)
INVESTMENT COMPANIES 85.5%
iShares Core MSCI EAFE ETF	61	$4,016
iShares Core MSCI Emerging Markets ETF	15	868
iShares Core S&P 500 ETF	27	7,365
iShares International Developed Real Estate ETF	13	401
iShares Russell 2000 ETF	4	639
SPDR S&P 500 ETF Trust	27	7,233
Vanguard FTSE Developed Markets ETF (b)	143	6,393
Vanguard Global ex-U.S. Real Estate ETF	10	576
Vanguard Mid-Cap ETF	14	2,091
Vanguard MSCI Emerging Markets ETF	23	1,071
Vanguard REIT ETF	11	890
Vanguard Small-Cap ETF (b)	10	1,454
Total Investment Companies (cost $27,865)		32,997
SHORT TERM INVESTMENTS 15.6%
Investment Companies 2.9%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	1,129	1,129
	Shares/Par[1]	Value
Securities Lending Collateral 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	382	382
Treasury Securities 11.7%
Japan Treasury Bill
0.00%, 03/26/18, JPY (e)	302,000	2,682
U.S. Treasury Bill
1.15%, 02/01/18 (e) (f)	850	849
1.13%, 02/22/18 (b) (e) (f)	1,000	998
		4,529
Total Short Term Investments (cost $6,050)		6,040
Total Investments 101.1% (cost $33,915)		39,037
Other Derivative Instruments (0.1)%		(48)
Other Assets and Liabilities, Net (1.0)%		(379)
Total Net Assets 100.0%		$38,610

(a) Consolidated Schedule of Investments.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(e) The coupon rate represents the yield to maturity.

(f) All or a portion of the security is pledged or segregated as collateral.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
ASX SPI 200 Index	4	March 2018	AUD	602	(2)	—
Canadian Government Bond, 10-Year	1	March 2018	CAD	136	—	(1)
Euro STOXX 50	13	March 2018	EUR	466	(2)	(15)
FTSE 100 Index	7	March 2018	GBP	521	7	18
S&P 500 E-Mini Index	(7)	March 2018		(935)	3	(1)
S&P/Toronto Stock Exchange 60 Index	(3)	March 2018	CAD	(565)	—	(7)
Tokyo Price Index	10	March 2018	JPY	178,962	(3)	24
U.S. Treasury Note, 10-Year	39	March 2018		4,865	8	(27)
Ultra Long Term U.S. Treasury Bond	9	March 2018		1,496	4	13
					15	4

OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Interest Rate Swaptions
3M LIBOR, 01/26/23	CGM	Put	2.43	01/24/18	1,000,000	—
3M LIBOR, 01/29/23	CGM	Put	2.45	01/25/18	900,000	—
						—

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
GBP/USD	SSB	03/14/18	GBP	259	351	8
JPY/USD	CSI	03/14/18	JPY	165,144	1,471	—
NOK/USD	CSI	03/14/18	NOK	1,360	166	3
TRY/USD	CSI	01/11/18	TRY	4,060	1,068	(4)
USD/AUD	SSB	03/14/18	AUD	(480)	(375)	(10)
USD/CAD	SSB	03/14/18	CAD	(680)	(543)	(9)
USD/CHF	SSB	03/14/18	CHF	(417)	(430)	(5)
USD/EUR	CSI	03/14/18	EUR	(441)	(532)	(11)
USD/EUR	SSB	03/14/18	EUR	(76)	(91)	(1)
USD/GBP	SSB	03/14/18	GBP	(575)	(779)	(11)
USD/JPY	SSB	03/14/18	JPY	(41,287)	(368)	1
USD/JPY	BOA	04/06/18	JPY	(302,154)	(2,696)	3
USD/JPY	SSB	04/06/18	JPY	(200)	(2)	—
USD/SEK	SSB	03/14/18	SEK	(1,037)	(127)	(3)
USD/TRY	DUB	01/11/18	TRY	(4,060)	(1,068)	(31)
					(3,955)	(70)

OTC Total Return Swap Agreements
Reference Entity[2]	Counterparty	Rate Paid/Received by Fund[9]	Expiration	Notional[1]	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - paying return
INDEX
S&P 500 Total Return (Q)	CIT	3M LIBOR +0.67%	03/15/18	(5,762)	7
					7

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/AQR Large Cap Relaxed Constraint Equity Fund *
COMMON STOCKS 127.8%
Consumer Discretionary 16.3%
Amazon.com Inc. (a) (b)	14	$15,952
Best Buy Co. Inc.	72	4,930
Comcast Corp. - Class A	122	4,887
Ford Motor Co. (b)	411	5,136
General Motors Co. (b)	173	7,088
Lear Corp.	33	5,808
Walt Disney Co.	49	5,222
Other Securities		56,461
		105,484
Consumer Staples 6.2%
Wal-Mart Stores Inc. (b)	93	9,139
Other Securities		30,610
		39,749
Energy 6.5%
Exxon Mobil Corp.	66	5,514
Valero Energy Corp.	51	4,714
Other Securities		31,979
		42,207
Financials 16.3%
Aflac Inc.	62	5,429
Bank of America Corp. (b)	207	6,121
Berkshire Hathaway Inc. - Class B (a) (b)	33	6,636
Citigroup Inc.	65	4,874
JPMorgan Chase & Co. (b)	83	8,920
PNC Financial Services Group Inc.	40	5,757
Wells Fargo & Co. (b)	116	7,021
Other Securities		60,170
		104,928
Health Care 16.6%
Baxter International Inc. (b)	115	7,421
Celgene Corp. (a) (b)	111	11,596
Exelixis Inc. (a)	187	5,678
Gilead Sciences Inc. (b)	150	10,731
Humana Inc.	20	4,879
Johnson & Johnson (b)	49	6,821
McKesson Corp. (b)	49	7,700
Pfizer Inc.	169	6,108
Other Securities		46,539
		107,473
Industrials 17.3%
Boeing Co. (b)	46	13,679
Owens Corning Inc. (b)	73	6,734
Spirit Aerosystems Holdings Inc. - Class A	61	5,296
Union Pacific Corp.	38	5,088
Other Securities		80,624
		111,421
	Shares/Par[1]	Value
Information Technology 32.9%
Alphabet Inc. - Class A (a) (b)	8	8,444
Alphabet Inc. - Class C (a) (b)	8	8,678
Apple Inc. (b)	111	18,709
Cisco Systems Inc.	121	4,652
eBay Inc. (a) (b)	262	9,871
Facebook Inc. - Class A (a) (b)	68	12,002
IAC/InterActiveCorp. (a)	38	4,624
Intel Corp. (b)	162	7,495
International Business Machines Corp. (b)	56	8,542
Micron Technology Inc. (a) (b)	216	8,883
Microsoft Corp. (b)	186	15,945
Oracle Corp. (b)	275	12,981
Total System Services Inc.	59	4,673
Western Digital Corp. (b)	103	8,171
Other Securities		79,129
		212,799
Materials 5.7%
Alcoa Corp. (a)	108	5,796
Celanese Corp. - Class A	45	4,854
LyondellBasell Industries NV - Class A (b)	94	10,401
Other Securities		16,032
		37,083
Real Estate 2.8%
Other Securities		18,134
Telecommunication Services 1.1%
Other Securities		7,156
Utilities 6.1%
Edison International	74	4,681
Exelon Corp.	124	4,876
Public Service Enterprise Group Inc. (b)	132	6,780
Vistra Energy Corp. (a) (c)	292	5,351
Other Securities		17,383
		39,071
Total Common Stocks (cost $728,005)		825,505
SHORT TERM INVESTMENTS 1.5%
Investment Companies 1.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	10,017	10,017
Total Short Term Investments (cost $10,017)		10,017
Total Investments 129.3% (cost $738,022)		835,522
Total Securities Sold Short (29.8)% (proceeds $182,242)		(192,217)
Other Derivative Instruments (0.0)%		(28)
Other Assets and Liabilities, Net 0.5%		2,701
Total Net Assets 100.0%		$645,978

(a) Non-income producing security.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) All or portion of the security was on loan.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

	Shares/Par[1]	Value
SECURITIES SOLD SHORT (29.8%)
COMMON STOCKS (29.8%)
Consumer Discretionary (2.8%)
Advance Auto Parts Inc.	(20)	$(1,964)
Carmax Inc.	(4)	(233)
Domino's Pizza Inc.	(14)	(2,660)
Limited Brands Inc.	(151)	(9,072)
Meredith Corp.	(17)	(1,104)
Penske Automotive Group Inc.	(4)	(190)
Signet Jewelers Ltd.	(21)	(1,186)
TRI Pointe Homes Inc.	(50)	(903)
Wendy's Co.	(43)	(699)
		(18,011)
Consumer Staples (1.5%)
Blue Buffalo Pet Products Inc.	(3)	(108)
Coty Inc. - Class A	(193)	(3,845)
Hain Celestial Group Inc.	(8)	(324)
Post Holdings Inc.	(56)	(4,418)
	Shares/Par[1]	Value
Snyders-Lance Inc.	(2)	(78)
TreeHouse Foods Inc.	(15)	(724)
		(9,497)
Energy (4.7%)
Callon Petroleum Co.	(284)	(3,453)
Centennial Resource Development Inc. - Class A	(14)	(271)
Cheniere Energy Inc.	(121)	(6,527)
Core Laboratories NV	(7)	(803)
Ensco Plc - Class A	(331)	(1,955)
Hess Corp.	(114)	(5,389)
Matador Resources Co.	(5)	(167)
Nabors Industries Ltd.	(267)	(1,824)
SM Energy Co.	(121)	(2,676)
Targa Resources Corp.	(32)	(1,569)
Transocean Ltd.	(217)	(2,315)
Weatherford International Plc	(895)	(3,734)
		(30,683)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Financials (1.7%)
Bank of the Ozarks Inc.	(54)	(2,620)
Charles Schwab Corp.	(53)	(2,712)
Chemical Financial Corp.	(7)	(361)
Stifel Financial Corp.	(36)	(2,162)
Texas Capital Bancshares Inc.	(8)	(707)
United Bankshares Inc.	(66)	(2,285)
		(10,847)
Health Care (8.0%)
Acadia HealthCare Co. Inc.	(75)	(2,440)
Agios Pharmaceuticals Inc.	(45)	(2,586)
Alkermes Plc	(115)	(6,306)
Allergan Plc	(13)	(2,174)
Alnylam Pharmaceuticals Inc.	(2)	(262)
BioMarin Pharmaceutical Inc.	(24)	(2,147)
Bio-Techne Corp.	(10)	(1,347)
DexCom Inc.	(62)	(3,557)
Endo International Plc	(173)	(1,337)
Envision Healthcare Corp.	(196)	(6,773)
Incyte Corp.	(65)	(6,171)
Intrexon Corp.	(38)	(439)
Ionis Pharmaceuticals Inc.	(7)	(376)
Medidata Solutions Inc.	(11)	(686)
Neurocrine Biosciences Inc.	(61)	(4,695)
Opko Health Inc.	(56)	(272)
Perrigo Co. Plc	(42)	(3,647)
Premier Inc. - Class A	(99)	(2,886)
Prestige Brands Holdings Inc.	(52)	(2,313)
Seattle Genetics Inc.	(24)	(1,284)
		(51,698)
Industrials (4.1%)
Genesee & Wyoming Inc. - Class A	(6)	(477)
HEICO Corp.	(21)	(1,996)
HNI Corp.	(4)	(142)
Johnson Controls International Plc	(35)	(1,317)
Middleby Corp.	(8)	(1,121)
NOW Inc.	(41)	(457)
Sensata Technologies Holding NV	(27)	(1,393)
Spirit Airlines Inc.	(10)	(465)
TransDigm Group Inc.	(26)	(7,012)
Wabtec Corp.	(78)	(6,355)
Welbilt Inc.	(97)	(2,281)

	Shares/Par[1]	Value
XPO Logistics Inc.	(37)	(3,421)
		(26,437)
Information Technology (4.4%)
ACI Worldwide Inc.	(22)	(487)
Advanced Micro Devices Inc.	(253)	(2,598)
Arista Networks Inc.	(7)	(1,679)
Atlassian Corp. Plc - Class A	(42)	(1,898)
Ciena Corp.	(25)	(519)
CommScope Holding Co. Inc.	(35)	(1,313)
Cree Inc.	(25)	(925)
Cypress Semiconductor Corp.	(91)	(1,388)
Diebold Nixdorf Inc.	(40)	(653)
FireEye Inc.	(29)	(415)
First Data Corp. - Class A	(22)	(370)
Guidewire Software Inc.	(13)	(944)
Integrated Device Technology Inc.	(38)	(1,140)
NetScout Systems Inc.	(13)	(409)
Palo Alto Networks Inc.	(12)	(1,712)
Pandora Media Inc.	(69)	(332)
ServiceNow Inc.	(7)	(945)
Square Inc. - Class A	(118)	(4,107)
Tableau Software Inc. - Class A	(7)	(460)
Ultimate Software Group Inc.	(6)	(1,400)
ViaSat Inc.	(34)	(2,525)
Zillow Group Inc. - Class C	(51)	(2,070)
		(28,289)
Materials (1.9%)
Albemarle Corp.	(10)	(1,242)
Allegheny Technologies Inc.	(131)	(3,172)
Axalta Coating Systems Ltd.	(57)	(1,851)
Ball Corp.	(111)	(4,194)
Compass Minerals International Inc.	(10)	(712)
Platform Specialty Products Corp.	(46)	(458)
Sealed Air Corp.	(9)	(459)
		(12,088)
Telecommunication Services (0.1%)
Zayo Group Holdings Inc.	(11)	(401)
Utilities (0.6%)
Black Hills Corp.	(28)	(1,662)
FirstEnergy Corp.	(74)	(2,254)
NRG Energy Inc.	(12)	(350)
		(4,266)
Total Common Stocks (proceeds $182,242)		(192,217)
Total Securities Sold Short (29.8%) (proceeds $182,242)		$(192,217)

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	70	March 2018	9,368	(28)	(2)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/AQR Managed Futures Strategy Fund (a)
SHORT TERM INVESTMENTS 94.6%
Investment Companies 46.6%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	122,472	$122,472
JPMorgan U.S. Treasury Plus Money Market Fund - IM Class, 1.24% (c)	70,355	70,355
		192,827
Treasury Securities 48.0%
U.S. Treasury Bill
1.15%, 01/04/18 - 02/01/18 (d)	2,462	2,461
1.22%, 02/08/18 (d)	89,558	89,447
1.13%, 01/18/18 - 02/22/18 (d)	8,091	8,078
1.18%, 03/29/18 (d)	55,079	54,899
1.21%, 04/05/18 (d)	25,734	25,642
1.24%, 04/12/18 (d)	1,885	1,878

	Shares/Par[1]	Value
1.26%, 04/19/18 - 04/26/18 (d)	7,748	7,714
1.45%, 05/31/18 (d)	5,674	5,640
1.47%, 06/07/18 (d)	1,871	1,859
1.48%, 06/14/18 (d)	1,409	1,400
		199,018
Total Short Term Investments (cost $391,889)		391,845
Total Investments 94.6% (cost $391,889)		391,845
Other Derivative Instruments (0.0)%		(142)
Other Assets and Liabilities, Net 5.4%		22,712
Total Net Assets 100.0%		$414,415

(a) Consolidated Schedule of Investments.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(d) The coupon rate represents the yield to maturity.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3-Month Euro Euribor Interest Rate	(1)	March 2018	EUR	(251)	—	—
3-Month Euro Euribor Interest Rate	(35)	June 2018	EUR	(8,777)	—	—
3-Month Euro Euribor Interest Rate	(38)	September 2018	EUR	(9,527)	—	1
3-Month Euro Euribor Interest Rate	33	December 2018	EUR	8,273	(1)	(4)
3-Month Euro Euribor Interest Rate	49	March 2019	EUR	12,277	(1)	(8)
3-Month Euro Euribor Interest Rate	(2)	June 2019	EUR	(500)	—	—
3-Month Euro Euribor Interest Rate	(80)	September 2019	EUR	(19,999)	2	2
3-Month Euro Euribor Interest Rate	(91)	December 2019	EUR	(22,732)	2	8
3-Month Euro Swiss Franc Interest Rate	(1)	March 2018	CHF	(252)	—	—
3-Month Euro Swiss Franc Interest Rate	2	September 2018	CHF	503	—	—
3-Month Euro Swiss Franc Interest Rate	(4)	December 2018	CHF	(1,006)	—	—
3-Month Sterling Interest Rate	(2)	March 2018	GBP	(248)	—	—
3-Month Sterling Interest Rate	(9)	June 2018	GBP	(1,117)	(1)	(1)
3-Month Sterling Interest Rate	(82)	September 2018	GBP	(10,165)	(3)	(15)
3-Month Sterling Interest Rate	(83)	December 2018	GBP	(10,284)	(3)	(14)
3-Month Sterling Interest Rate	(86)	March 2019	GBP	(10,651)	(3)	(12)
3-Month Sterling Interest Rate	(83)	June 2019	GBP	(10,274)	(3)	(11)
3-Month Sterling Interest Rate	(89)	September 2019	GBP	(11,009)	(3)	(14)
3-Month Sterling Interest Rate	(66)	December 2019	GBP	(8,162)	(3)	(8)
90-Day Eurodollar	(1)	March 2018		(246)	—	—
90-Day Eurodollar	(570)	June 2018		(140,083)	(14)	326
90-Day Eurodollar	(537)	September 2018		(131,854)	(13)	343
90-Day Eurodollar	(523)	December 2018		(128,264)	(20)	319
90-Day Eurodollar	(512)	March 2019		(125,447)	(19)	270
90-Day Eurodollar	(465)	June 2019		(113,880)	(17)	257
90-Day Eurodollar	(412)	September 2019		(100,900)	(15)	264
90-Day Eurodollar	(373)	December 2019		(91,120)	(19)	43
Amsterdam Exchanges Index	30	January 2018	EUR	3,301	(18)	(40)
ASX SPI 200 Index	130	March 2018	AUD	19,596	(66)	(24)
Australia Commonwealth Treasury Bond, 10-Year	226	March 2018	AUD	29,424	63	(178)
Australia Commonwealth Treasury Bond, 3-Year	(258)	March 2018	AUD	(28,638)	(19)	(19)
Australian Dollar	18	March 2018		1,354	3	52
Brent Crude Oil	330	March 2018		20,719	234	1,348
British Pound	178	March 2018		14,980	87	102
CAC40 10 Euro	114	January 2018	EUR	6,141	(38)	(105)
Canadian Bank Acceptance	(32)	March 2018	CAD	(7,870)	—	6
Canadian Bank Acceptance	(78)	June 2018	CAD	(19,134)	(1)	9
Canadian Bank Acceptance	(44)	September 2018	CAD	(10,780)	—	7
Canadian Dollar	(60)	March 2018		(4,674)	(14)	(120)
Canadian Government Bond, 10-Year	(20)	March 2018	CAD	(2,697)	2	1
Cocoa	(52)	March 2018		(1,001)	10	17
Cocoa	(143)	March 2018	GBP	(2,110)	29	186
Coffee 'C'	(73)	March 2018		(3,496)	(39)	41
Copper	117	March 2018		9,234	(21)	420
Corn	(181)	March 2018		(3,203)	11	28
Cotton No. 2	8	March 2018		287	(1)	28
Dow Jones Industrial Average E-Mini Index	126	March 2018		15,339	(39)	244
E-mini Russell 2000 Index	121	March 2018		9,225	(80)	71
Euro FX Currency	286	March 2018		42,340	243	830
Euro STOXX 50	116	March 2018	EUR	4,152	(22)	(119)
Euro-Bobl	178	March 2018	EUR	23,553	(3)	(149)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Futures Contracts (continued)
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Euro-BTP	260	March 2018	EUR	36,177	(245)	(928)
Euro-Bund	244	March 2018	EUR	39,730	(34)	(333)
Euro-Buxl	15	March 2018	EUR	2,508	(12)	(59)
Euro-OAT	213	March 2018	EUR	33,419	(85)	(435)
Euro-Schatz	534	March 2018	EUR	59,863	13	(80)
FTSE 100 Index	124	March 2018	GBP	9,249	119	299
FTSE/JSE Top 40 Index	100	March 2018	ZAR	52,143	35	81
German Stock Index	23	March 2018	EUR	7,549	(38)	(151)
Gold 100 oz.	65	February 2018		8,444	59	66
Hang Seng China Enterprises Index	18	January 2018	HKD	10,504	2	7
Hang Seng Index	4	January 2018	HKD	5,910	—	10
IBEX 35 Index	33	January 2018	EUR	3,371	(17)	(76)
Japanese Government Bond, 10-Year	54	March 2018	JPY	8,146,474	29	(38)
Japanese Yen	(384)	March 2018		(42,602)	(96)	(186)
KCBT Wheat	(125)	March 2018		(2,740)	(3)	70
Lean Hogs	7	February 2018		198	1	3
Live Cattle	15	February 2018		726	(4)	4
LME Aluminum	32	March 2018		1,703	114	114
LME Copper	34	March 2018		5,825	335	335
LME Nickel	13	March 2018		940	55	55
LME Zinc	24	March 2018		1,918	78	78
Low Sulphur Gas Oil	320	February 2018		18,115	112	1,141
Mexican Peso	201	March 2018		5,222	9	(189)
Mini MSCI Emerging EAFE Index	6	March 2018		607	—	7
Mini MSCI Emerging Markets Index	76	March 2018		4,263	19	159
MSCI Taiwan Index	1	January 2018		39	—	1
NASDAQ 100 E-Mini	144	March 2018		18,354	(108)	103
Natural Gas	(180)	February 2018		(5,086)	(58)	(230)
New Zealand Dollar	(687)	March 2018		(47,445)	(28)	(1,243)
Nikkei 225	64	March 2018	JPY	1,454,448	(17)	10
NY Harbor ULSD	153	February 2018		12,412	117	878
OMX Stockholm 30 Index	103	January 2018	SEK	16,698	(17)	(58)
Palladium	28	March 2018		2,777	(7)	194
Platinum	(33)	April 2018		(1,522)	(12)	(26)
RBOB Gasoline	87	February 2018		6,318	4	244
S&P 500 E-Mini Index	120	March 2018		15,927	(58)	129
S&P MidCap 400 E-Mini Index	33	March 2018		6,243	(38)	35
S&P/Toronto Stock Exchange 60 Index	128	March 2018	CAD	24,394	4	89
SGX FTSE China A50 Index	9	January 2018		120	—	(1)
SGX MSCI Singapore Index	15	January 2018	SGD	579	—	3
SGX Nifty 50 Index	7	January 2018		147	1	—
Silver	(51)	March 2018		(4,047)	(60)	(325)
Soybean	1	March 2018		49	—	(1)
Soybean Meal	(26)	March 2018		(830)	(2)	6
Soybean Oil	(64)	March 2018		(1,290)	(21)	12
Sugar #11 (World Markets)	(256)	March 2018		(3,994)	(47)	(353)
Tokyo Price Index	80	March 2018	JPY	1,427,997	(21)	224
U.K. Long Gilt	264	March 2018	GBP	32,964	32	104
U.S. Treasury Long Bond	96	March 2018		14,715	26	(27)
U.S. Treasury Note, 10-Year	(321)	March 2018		(39,862)	(67)	43
U.S. Treasury Note, 2-Year	(1,798)	March 2018		(385,423)	(111)	454
U.S. Treasury Note, 5-Year	(803)	March 2018		(93,469)	(76)	189
Ultra Long Term U.S. Treasury Bond	102	March 2018		17,100	44	1
Wheat	(140)	March 2018		(3,056)	6	67
WTI Crude Oil	298	February 2018		17,050	172	955
					291	5,813

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	CIT	03/21/18	AUD	32,444	25,350	373
BRL/USD	CIT	03/21/18	BRL	21,229	6,345	(127)
BRL/USD	CIT	03/21/18	BRL	783	234	—
CAD/USD	CIT	03/21/18	CAD	26,069	20,802	292
CHF/USD	CIT	03/21/18	CHF	270	285	—
CLP/USD	CIT	03/21/18	CLP	3,499,894	5,686	222
COP/USD	CIT	03/21/18	COP	423,335	141	(1)
COP/USD	CIT	03/21/18	COP	8,627,085	2,870	24
EUR/USD	CIT	03/21/18	EUR	96,999	117,043	1,301
GBP/USD	CIT	03/21/18	GBP	29,068	39,385	390
HKD/USD	CIT	03/21/18	HKD	3,240	415	—
HUF/USD	CIT	03/21/18	HUF	760,932	2,955	39

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
IDR/USD	CIT	03/21/18	IDR	67,608,836	4,948	3
ILS/USD	CIT	03/21/18	ILS	23,504	6,795	55
INR/USD	CIT	03/21/18	INR	709,074	11,004	136
JPY/USD	CIT	01/04/18	JPY	249,156	2,212	4
JPY/USD	CIT	03/22/18	JPY	5,462,248	48,687	(321)
JPY/USD	CIT	03/22/18	JPY	550,036	4,903	12
KRW/USD	CIT	03/21/18	KRW	28,739,635	26,880	470
MXN/USD	CIT	03/21/18	MXN	21,832	1,096	(53)
MXN/USD	CIT	03/21/18	MXN	—	—	—
NOK/USD	CIT	03/21/18	NOK	4,233	518	5
NZD/USD	CIT	03/21/18	NZD	47,405	33,600	708
PHP/USD	CIT	03/21/18	PHP	377,771	7,541	125
PLN/USD	CIT	03/21/18	PLN	18,161	5,226	114
SEK/USD	CIT	03/21/18	SEK	23,481	2,879	34
SGD/USD	CIT	03/21/18	SGD	19,318	14,464	134
TRY/USD	CIT	03/21/18	TRY	77,232	19,918	375
TWD/USD	CIT	03/21/18	TWD	311,061	10,498	41
USD/AUD	CIT	03/21/18	AUD	(19,993)	(15,613)	(487)
USD/BRL	CIT	03/21/18	BRL	(4,976)	(1,487)	(6)
USD/BRL	CIT	03/21/18	BRL	(10,635)	(3,181)	17
USD/CAD	CIT	03/21/18	CAD	(46,317)	(36,976)	(827)
USD/CHF	CIT	01/03/18	CHF	(140)	(144)	(1)
USD/CHF	CIT	03/21/18	CHF	(132)	(136)	(1)
USD/CLP	CIT	03/21/18	CLP	(1,299,763)	(2,111)	(101)
USD/CLP	CIT	03/21/18	CLP	(19,016)	(31)	—
USD/COP	CIT	03/21/18	COP	(1,389,699)	(462)	(6)
USD/COP	CIT	03/21/18	COP	(334,387)	(112)	—
USD/EUR	CIT	03/21/18	EUR	(11,519)	(13,899)	(169)
USD/GBP	CIT	03/21/18	GBP	(20,476)	(27,751)	(227)
USD/HKD	CIT	03/21/18	HKD	(1,825)	(231)	—
USD/HUF	CIT	03/21/18	HUF	(1,561,727)	(6,059)	(131)
USD/HUF	CIT	03/21/18	HUF	(3,953)	(15)	—
USD/IDR	CIT	03/21/18	IDR	(5,945,634)	(435)	(2)
USD/IDR	CIT	03/21/18	IDR	(10,981,970)	(806)	—
USD/ILS	CIT	03/21/18	ILS	(5,800)	(1,675)	(24)
USD/ILS	CIT	03/21/18	ILS	(76)	(22)	—
USD/INR	CIT	03/21/18	INR	(50,727)	(787)	(19)
USD/INR	CIT	03/21/18	INR	(1,736)	(27)	—
USD/JPY	CIT	01/04/18	JPY	(249,156)	(2,212)	(5)
USD/JPY	CIT	03/22/18	JPY	(899,892)	(8,021)	(33)
USD/JPY	CIT	03/22/18	JPY	(10,608,904)	(94,560)	416
USD/KRW	CIT	03/21/18	KRW	(541,352)	(507)	(11)
USD/KRW	CIT	03/21/18	KRW	(288,302)	(268)	—
USD/MXN	CIT	03/21/18	MXN	(5,340)	(268)	(2)
USD/MXN	CIT	03/21/18	MXN	(13,822)	(696)	12
USD/NOK	CIT	03/21/18	NOK	(167,517)	(20,489)	(223)
USD/NOK	CIT	03/21/18	NOK	(58,000)	(7,095)	4
USD/NZD	CIT	03/21/18	NZD	(58,175)	(41,236)	(1,368)
USD/PHP	CIT	03/21/18	PHP	(26,500)	(529)	(10)
USD/PLN	CIT	03/21/18	PLN	(39)	(11)	—
USD/SEK	CIT	03/21/18	SEK	(200,322)	(24,566)	(573)
USD/SEK	CIT	03/21/18	SEK	(39)	(5)	—
USD/SGD	CIT	03/21/18	SGD	(194)	(146)	(2)
USD/SGD	CIT	03/21/18	SGD	(128)	(96)	—
USD/TRY	CIT	03/21/18	TRY	(119,907)	(30,924)	(1,399)
USD/TWD	CIT	03/21/18	TWD	(11,739)	(397)	(4)
USD/TWD	CIT	03/21/18	TWD	(7,570)	(256)	—
USD/ZAR	CIT	03/22/18	ZAR	(142,497)	(11,346)	(1,454)
ZAR/USD	CIT	03/22/18	ZAR	25,069	1,996	(9)
ZAR/USD	CIT	03/22/18	ZAR	264,641	21,072	1,722
					90,160	(568)

OTC Total Return Swap Agreements
Reference Entity[2]	Counterparty	Rate Paid/Received by Fund[9]	Expiration	Notional[1]		Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
FUTURES
FTSE China A50 Future, Expiration January 2018	BOA	N/A	01/30/18		1,760	(25)
Hang Seng China Enterprises Index Future, Expiration January 2018	BOA	N/A	01/30/18	HKD	46,472	57
Hang Seng Index Future, Expiration January 2018	BOA	N/A	01/30/18	HKD	5,899	12
MSCI Taiwan Index Future, Expiration January 2018	BOA	N/A	01/30/18		1,626	24
SGX Nifty 50 Index Future, Expiration January 2018	BOA	N/A	01/25/18		126	—
Cotton No. 2 Future, Expiration March 2018	CGM	N/A	03/21/18		1,841	85
Soybean Meal Future, Expiration March 2018	CGM	N/A	03/16/18		165	(7)
Lean Hogs Future, Expiration February 2018	MLP	N/A	02/14/18		925	23
Live Cattle Future, Expiration February 2018	MLP	N/A	03/15/18		5,064	(251)
Hang Seng China Enterprises Index Future, Expiration January 2018	MSC	N/A	01/30/18	HKD	12,807	12
Hang Seng Index Future, Expiration January 2018	MSC	N/A	01/30/18	HKD	76,703	149
KOSPI 200 Future, Expiration March 2018	MSC	N/A	03/08/18	KRW	11,027,378	134
SGX Nifty 50 Index Future, Expiration January 2018	MSC	N/A	01/25/18		2,109	3
Swiss Market Index Future, Expiration March 2018	MSC	N/A	03/16/18	CHF	9,527	20
						236
Total return swap agreements - paying return
FUTURES
Cocoa Future, Expiration March 2018	CGM	N/A	03/29/18		(417)	1
Coffee 'C' Future, Expiration March 2018	CGM	N/A	03/29/18		(1,875)	(18)
Corn Future, Expiration March 2018	CGM	N/A	03/16/18		(7,783)	84
Soybean Future, Expiration March 2018	CGM	N/A	03/16/18		(5,803)	80
Soybean Oil Future, Expiration March 2018	CGM	N/A	03/23/18		(1,481)	5
Wheat Future, Expiration March 2018	CGM	N/A	03/16/18		(5,696)	81
Cocoa Future, Expiration March 2018	MLP	N/A	03/29/18		(414)	(2)
Coffee 'C' Future, Expiration March 2018	MLP	N/A	03/29/18		(3,037)	8
KCBT Wheat Future, Expiration March 2018	MLP	N/A	03/29/18		(231)	(4)
Soybean Future, Expiration March 2018	MLP	N/A	03/16/18		(5,504)	22
Wheat Future, Expiration March 2018	MLP	N/A	03/16/18		(155)	6

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Total Return Swap Agreements (continued)
Reference Entity[2]	Counterparty	Rate Paid/Received by Fund[9]	Expiration	Notional[1]		Unrealized Appreciation (Depreciation) ($)
Bovespa Index Future, Expiration February 2018	MSC	N/A	02/14/18	BRL	(366)	(5)
						258

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/BlackRock Global Allocation Fund * (a)
COMMON STOCKS 54.8%
Consumer Discretionary 8.3%
Amazon.com Inc. (b)	35	$40,609
Comcast Corp. - Class A	938	37,554
Maruti Suzuki India Ltd.	42	6,404
O'Reilly Automotive Inc. (b)	75	18,097
Suzuki Motor Corp.	356	20,675
Other Securities		211,480
		334,819
Consumer Staples 3.2%
Danone SA	371	31,166
Nestle SA	307	26,380
Other Securities		69,927
		127,473
Energy 4.5%
Anadarko Petroleum Corp.	335	17,975
Polskie Gornictwo Naftowe i Gazownictwo SA	11	21
Reliance Industries Ltd.	1,228	17,769
Royal Dutch Shell Plc - Class A	366	12,213
Royal Dutch Shell Plc - Class A	1	22
Royal Dutch Shell Plc - Class A - ADR	234	15,632
Royal Dutch Shell Plc - Class B	4	135
Williams Cos. Inc.	911	27,770
Other Securities		90,467
		182,004
Financials 7.7%
Banco do Brasil SA	5	48
Bank of America Corp.	1,406	41,491
Citigroup Inc.	308	22,905
HSBC Holdings Plc	2,084	21,622
JPMorgan Chase & Co.	133	14,263
Morgan Stanley	517	27,117
State Street Corp.	3	315
UBS Group AG	1,220	22,474
Other Securities		161,828
		312,063
Health Care 5.2%
Anthem Inc.	53	11,895
Bayer AG	193	24,109
HCA Healthcare Inc. (b)	237	20,782
Pfizer Inc.	754	27,315
Other Securities		124,960
		209,061
Industrials 6.6%
East Japan Railway Co.	198	19,302
General Electric Co.	895	15,612
Koninklijke Philips Electronics NV	722	27,311
Kyushu Railway Co.	115	3,575
United Continental Holdings Inc. (b) (c)	266	17,934
Other Securities		183,148
		266,882
Information Technology 10.0%
Alphabet Inc. - Class A (b)	-	245
Alphabet Inc. - Class C (b)	40	41,445
Apple Inc.	315	53,316
Facebook Inc. - Class A (b)	147	25,913
FleetCor Technologies Inc. (b) (c)	90	17,350
Microsoft Corp.	834	71,323
QUALCOMM Inc.	517	33,126
Other Securities		161,013
		403,731
Materials 3.4%
Air Products & Chemicals Inc.	146	23,930
DowDuPont Inc.	441	31,385
Shin-Etsu Chemical Co. Ltd.	176	17,876
Other Securities		65,892
		139,083
Real Estate 1.3%
Sun Hung Kai Properties Ltd.	1,075	17,953
	Shares/Par[1]	Value
Other Securities		33,739
		51,692
Telecommunication Services 2.3%
AT&T Inc.	2	71
Verizon Communications Inc.	218	11,562
Vodafone Group Plc	7,191	22,889
Vodafone Group Plc - ADR	193	6,153
Other Securities		51,587
		92,262
Utilities 2.3%
Innogy SE	591	23,233
NextEra Energy Inc.	127	19,835
PGE SA (b)	17	58
Other Securities		49,465
		92,591
Total Common Stocks (cost $1,822,929)		2,211,661
TRUST PREFERRED 0.2%
Financials 0.2%
Citigroup Capital XIII, 7.75%, 10/30/40	133	3,648
Other Securities		3,852
Total Trust Preferreds (cost $7,406)		7,500
PREFERRED STOCKS 1.6%
Energy 0.0%
Other Securities		17
Financials 0.3%
Other Securities		12,912
Health Care 0.3%
Anthem Inc., 5.25%, 05/01/18 (d)	148	8,274
Other Securities		1,821
		10,095
Information Technology 0.6%
Other Securities		24,322
Real Estate 0.2%
Other Securities		8,954
Utilities 0.2%
Other Securities		6,218
Total Preferred Stocks (cost $54,524)		62,518
WARRANTS 0.0%
Other Securities		—
Total Warrants (cost $0)		—
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.1%
Other Securities		2,841
Total Non-U.S. Government Agency Asset-Backed Securities (cost $3,230)		2,841
CORPORATE BONDS AND NOTES 4.1%
Consumer Discretionary 0.1%
NBCUniversal Enterprise Inc.
5.25%, (callable at 100 beginning 03/19/21) (e) (f)	2,238	2,366
Consumer Staples 0.1%
Danone SA
2.59%, 11/02/23 (f)	3,120	3,039
Other Securities		3,173
		6,212
Energy 0.3%
Petroleos Mexicanos
5.19%, (3M US LIBOR + 3.65%), 03/11/22 (f) (g)	3,093	3,380
4.63%, 09/21/23	7,160	7,360
		10,740
Financials 1.7%
Bank of America Corp.
3.30%, 01/11/23	3,194	3,271
4.00%, 01/22/25	1,519	1,580
Bayer Capital Corp. BV
5.63%, 11/22/19, EUR (d) (f)	5,800	7,900
Citigroup Inc.
5.87%, (callable at 100 beginning 03/27/20) (e) (h)	3,527	3,656

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
2.70%, 03/30/21	2,925	2,932
2.90%, 12/08/21	1,369	1,375
HSBC Holdings Plc
6.37%, (callable at 100 beginning 09/17/24) (d) (e)	5,500	5,878
JPMorgan Chase & Co.
4.35%, 08/15/21	1,234	1,307
2.36%, (3M US LIBOR + 1.00%), 01/15/23 (g)	3,318	3,375
Morgan Stanley
5.45%, (callable at 100 beginning 07/15/19) (e)	2,152	2,209
Synchrony Financial
3.75%, 08/15/21	793	813
UBS Group AG
4.13%, 09/24/25 (f)	1,805	1,892
Other Securities		34,727
		70,915
Health Care 0.3%
Other Securities		10,781
Industrials 0.1%
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (e)	2,981	3,069
Other Securities		605
		3,674
Information Technology 0.3%
Apple Inc.
3.35%, 02/09/27	4,976	5,105
3.20%, 05/11/27	4,781	4,840
Other Securities		2,326
		12,271
Materials 0.2%
Other Securities		8,517
Real Estate 0.0%
Other Securities		1,282
Telecommunication Services 1.0%
AT&T Inc.
3.00%, 06/30/22	4,497	4,505
2.85%, 02/14/23	4,380	4,385
4.45%, 04/01/24	717	758
3.40%, 08/14/24	7,898	7,921
Verizon Communications Inc.
3.13%, 03/16/22	14,430	14,619
2.63%, 08/15/26	1,412	1,330
Other Securities		6,377
		39,895
Total Corporate Bonds And Notes (cost $182,583)		166,653
SENIOR LOAN INTERESTS 0.3%
Consumer Discretionary 0.1%
Other Securities		4,874
Energy 0.1%
Other Securities		5,764
Financials 0.1%
Other Securities		3,348
Total Senior Loan Interests (cost $16,293)		13,986
GOVERNMENT AND AGENCY OBLIGATIONS 24.4%
Sovereign 9.1%
Argentina Republic Government International Bond
6.88%, 04/22/21	3,591	3,911
3.88%, 01/15/22, EUR (i)	1,919	2,427
5.63%, 01/26/22 (h)	7,515	7,938
3.38%, 01/15/23, EUR	3,890	4,763
7.50%, 04/22/26	6,829	7,734
6.88%, 01/26/27	4,856	5,318
Australia Government Bond
5.50%, 04/21/23, AUD (i)	20,304	18,314
2.75%, 04/21/24, AUD (i)	48,356	38,362
3.00%, 03/21/47, AUD (i)	12,120	8,840
Brazil Government International Bond
4.63%, 01/13/28 (h)	10,174	10,223
5.00%, 01/27/45	7,299	6,797
5.63%, 02/21/47 (h)	2,774	2,833
	Shares/Par[1]	Value
Brazil Notas do Tesouro Nacional
10.00%, 01/01/23, BRL	66,593	20,320
10.00%, 01/01/27, BRL	47,508	14,125
Bundesrepublik Deutschland
0.00%, 08/15/26, EUR (i) (j)	16,385	19,212
Canada Government Bond
0.50%, 08/01/18, CAD	38,557	30,618
0.75%, 03/01/21, CAD	9,547	7,373
Japan Government Bond
0.10%, 03/15/18, JPY	2,056,950	18,269
0.10%, 10/15/18, JPY	2,693,300	23,956
Mexico Bonos
8.50%, 12/13/18, MXN	274,041	14,053
6.50%, 06/09/22, MXN	269,815	13,151
Poland Government Bond
3.25%, 07/25/25, PLN	35,387	10,276
2.50%, 07/25/26, PLN	35,608	9,706
2.50%, 07/25/27, PLN	117,696	31,672
Poland Government International Bond
5.00%, 03/23/22	1,324	1,450
Other Securities		37,890
		369,531
Treasury Inflation Indexed Securities 0.3%
Brazil Inflation Indexed Notas do Tesouro Nacional
6.00%, 08/15/22, BRL (k)	11,033	10,861
U.S. Treasury Securities 15.0%
U.S. Treasury Note
1.25%, 12/15/18 (l)	11,000	10,942
1.13%, 07/31/21	8,182	7,912
2.00%, 10/31/22	127,203	126,090
2.00%, 11/30/22	134,335	133,138
2.13%, 09/30/24	97,279	96,048
2.25%, 10/31/24	100,992	100,471
2.25%, 11/15/27	131,988	130,091
		604,692
Total Government And Agency Obligations (cost $980,014)		985,084
INVESTMENT COMPANIES 3.7%
iShares Gold Trust Fund (b) (l) (m)	741	9,265
SPDR Gold Trust ETF (b) (c) (l)	1,094	135,230
Other Securities		6,483
Total Investment Companies (cost $151,847)		150,978
SHORT TERM INVESTMENTS 11.4%
Securities Lending Collateral 1.2%
Securities Lending Cash Collateral Fund LLC, 1.30% (m) (n)	47,091	47,091
Treasury Securities 10.2%
U.S. Treasury Bill
1.13%, 01/02/18 (o)	100,000	99,994
1.15%, 01/04/18 (o)	77,000	76,990
1.08%, 01/11/18 (o)	14,000	13,995
1.13%, 01/18/18 (o)	78,000	77,955
1.15%, 02/01/18 (o)	67,000	66,926
1.22%, 02/08/18 (o)	25,000	24,967
1.13%, 02/15/18 (o)	52,000	51,917
		412,744
Total Short Term Investments (cost $459,849)		459,835
Total Investments 100.6% (cost $3,678,675)		4,061,056
Total Purchased Options 0.4% (cost $13,340)		16,104
Other Derivative Instruments 0.2%		8,361
Other Assets and Liabilities, Net (1.2)%		(49,529)
Total Net Assets 100.0%		$4,035,992

(a) Consolidated Schedule of Investments.

(b) Non-income producing security.

(c) All or a portion of the security is subject to a written call option.

(d) Convertible security.

(e) Perpetual security. Next contractual call date presented, if applicable.

(f) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $41,131 and 1.0%, respectively.

(g) Security has a variable rate. Interest rates reset periodically. Rate stated was in

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(h) All or portion of the security was on loan.

(i) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(j) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(k) Treasury inflation indexed note, par amount is not adjusted for inflation.

(l) All or a portion of the security is held in the respective subsidiary. See Significant Accounting Policies, Basis of Consolidation in the Notes to Financial Statements.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(o) The coupon rate represents the yield to maturity.

Summary of Investments by Country^	Total Long Term Investments
Argentina	0.9%
Australia	2.5
Belgium	0.4
Brazil	2.2
Canada	1.6
Chile	—
China	0.3
Czech Republic	—
Denmark	—
Finland	0.3
France	3.1
Germany	2.9
Hong Kong	0.8
Hungary	0.3
India	1.6
Indonesia	0.2
Ireland	0.1
Israel	—
Italy	1.4
Japan	10.5
Luxembourg	0.1
Marshall Islands	0.1
Mexico	1.1
Netherlands	2.4
Norway	—
Peru	—
Poland	1.5
Portugal	0.1
Singapore	0.3
South Africa	—
South Korea	0.8
Spain	0.4
Sweden	0.2
Switzerland	1.4
Taiwan	0.7
Thailand	0.2
Turkey	—
United Arab Emirates	0.5
United Kingdom	3.5
United States of America	57.6
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
iShares iBoxx $ High Yield Corporate Bond ETF	3,751	—	3,756	33	130	(125)	—	—
iShares Gold Trust Fund	8,206	—	—	—	—	1,059	9,265	0.2
	11,957	—	3,756	33	130	934	9,265	0.2

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
AliphCom Inc., 0.00%, 04/01/20	04/28/15	$13,800	$57	—%
Argentina Republic Government International Bond, 3.88%, 01/15/22	12/15/16	2,019	2,427	0.1
Australia Government Bond, 5.75%, 05/15/21	08/26/10	15,572	15,809	0.4
Australia Government Bond, 5.50%, 04/21/23	10/05/16	18,637	18,314	0.5
Australia Government Bond, 2.75%, 04/21/24	04/14/14	38,078	38,362	0.9
Australia Government Bond, 3.00%, 03/21/47	05/25/17	8,368	8,840	0.2
Bio City Development Co. BV, 0.00%, 07/06/18	08/26/11	708	157	—
Bundesrepublik Deutschland, 0.00%, 08/15/26	10/25/16	17,812	19,212	0.5
Dana Gas Sukuk Ltd., 0.00%, 10/31/17	05/20/13	4,891	4,063	0.1
Domo Inc. - Series E	03/27/14	5,514	4,101	0.1
Dropbox Inc. - Series C	01/28/14	7,795	4,589	0.1
Grand Rounds Inc. - Series C	04/01/15	1,774	1,821	—
Indonesia Government International Bond, 4.88%, 05/05/21	11/29/16	1,002	1,016	—
Inversiones Alsacia SA, 0.00%, 12/31/18	12/31/14	1,876	61	—
Jawbone Health Hub Inc.	01/31/17	—	133	—
Logistics UK 2015 Plc, Series 2015-F-1A, 4.13%, 08/20/18	08/04/15	3,230	2,841	0.1
Lookout Inc. - Series F	09/22/14	3,242	2,648	0.1
Lookout Inc.	03/05/15	237	4	—
Palantir Technologies Inc. - Series I	03/27/14	3,142	2,906	0.1
REI Agro Ltd., 0.00%, 11/13/14	08/26/12	184	1	—
REI Agro Ltd., 0.00%, 11/13/14	05/13/14	606	2	—
TFS Corp. Ltd., 0.00%, 08/01/23	07/21/16	9,935	7,451	0.2
Uber Technologies Inc.	06/09/14	4,702	9,994	0.2
		$163,124	$144,809	3.6%

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Euro STOXX 50	(36)	March 2018	EUR	(1,283)	6	31
FTSE 100 Index	(5)	March 2018	GBP	(373)	(5)	(13)
NASDAQ 100 E-Mini	39	March 2018		4,960	(29)	39
S&P 500 E-Mini Index	(23)	March 2018		(3,044)	11	(33)
Yen Denominated Nikkei 225	(32)	March 2018	JPY	(359,324)	13	(34)
					(4)	(10)

Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (S)	Paying	2.40	03/07/23		48,038	49	269
3M LIBOR (S)	Paying	2.33	06/14/23		54,766	59	21
6M Euribor (S)	Receiving	0.42	03/07/23	EUR	42,514	17	(143)
6M Euribor (S)	Receiving	0.34	06/14/23	EUR	43,916	19	226
6M Euribor (S)	Receiving	0.37	08/15/26	EUR	16,402	16	558
						160	931

Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.NA.HY.29 (Q)	5.00	12/20/22	1,097	(91)	(1)	(100)
				(91)	(1)	(100)

OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]		Value ($)
Foreign Currency Options
Euro versus USD	BCL	Call	1.19	05/18/18	EUR	48,758,387	1,630

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Purchased Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]		Value ($)
Euro versus USD	UBS	Call		1.20	03/27/18	EUR	96,058,505	1,966
Japanese Yen versus USD	BNP	Put	JPY	111.75	01/12/18		50,499,027	96
								3,692
Index Options
Euro Stoxx 50 Index	DUB	Call	EUR	3,426.55	09/21/18		1,006	195
S&P 500 Index	BNP	Call		2,690.00	02/16/18		15,262	369
S&P 500 Index	BOA	Call		2,675.00	03/16/18		8,649	398
S&P 500 Index	CIT	Call		2,700.00	04/20/18		5,088	228
S&P 500 Index	DUB	Call		2,685.00	01/19/18		12,755	184
S&P 500 Index	MSC	Call		2,695.00	04/20/18		4,451	222
S&P 500 Index	SGB	Call		2,675.00	03/29/18		6,108	360
S&P 500 Index	UBS	Call		2,670.00	03/16/18		8,646	426
Tokyo Price Index	CIT	Call	JPY	1,785.00	02/09/18		908,294	475
Tokyo Price Index	MSC	Call	JPY	1,800.00	03/09/18		1,010,280	552
Tokyo Price Index	MSC	Call	JPY	1,785.00	01/12/18		1,241,144	477
								3,886
Interest Rate Swaptions
3M LIBOR, 04/26/23	GSC	Call		2.15	04/24/18		255,294,702	702
3M LIBOR, 01/08/28	GSC	Put		2.46	01/04/18		51,509,963	20
3M LIBOR, 05/04/48	GSC	Put		2.75	05/02/18		11,525,070	147
6M British Bankers' Association Yen LIBOR, 04/06/23	DUB	Put		1.07	04/04/18	JPY	489,328,000	—
								869
Options on Securities
BP Plc	UBS	Call		40.00	01/18/19		319,556	1,182
Chevron Corp.	UBS	Call		125.00	01/18/19		101,328	897
ConocoPhillips Co.	UBS	Call		52.50	01/18/19		168,457	1,129
Exxon Mobil Corp.	UBS	Call		95.00	01/18/19		68,891	79
Franklin Resources Inc.	GSC	Call		45.00	01/19/18		98,426	17
Occidental Petroleum Corp.	UBS	Call		75.00	01/18/19		148,049	777
Royal Dutch Shell Plc	UBS	Call		60.00	01/18/19		182,406	1,432
Schlumberger Ltd.	UBS	Call		90.00	01/18/19		99,719	73
SPDR Gold Shares ETF ‡	MSC	Call		127.00	03/16/18		126,934	154
SPDR Gold Shares ETF ‡	MSC	Call		130.00	02/16/18		126,638	44
SPDR Gold Shares ETF	MSC	Call		125.00	01/19/18		51,487	33
SPDR Gold Shares ETF	MSC	Call		126.00	01/19/18		51,488	20
Suncor Energy Inc.	UBS	Call		35.00	01/18/19		215,152	888
Synchrony Financial	GSC	Call		35.00	01/19/18		109,018	425
Total SA	UBS	Call		60.00	01/18/19		219,724	363
Travelers Cos. Inc.	GSC	Call		135.00	01/19/18		39,256	90
SPDR Gold Shares ETF	MSC	Put		117.00	01/19/18		102,975	7
								7,610
Spread Options
Spread between 30-year and 5-year ICE Swap Rates	GSC	Call		0.60	11/06/18		79,520,000	47
								47

OTC Written Barrier Options
Reference Entity	Counterparty	Put/Call	Option Type	Barrier Price ($)		Exercise Price ($)		Expiration	Notional/ Contracts[1]	Value ($)
Barrier Options
Euro Stoxx 50 Index	DUB	Put	Down-and-In	EUR	2,165.83	EUR	2,586.07	09/21/18	1,006	(21)
										(21)

OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Notional/ Contracts [1]	Value ($)
Foreign Currency Options
Japanese Yen versus USD	BNP	Call	JPY	115.00	01/12/18	50,499,027	(9)
Japanese Yen versus USD	BNP	Put	JPY	108.00	01/12/18	50,499,027	(2)
South African Rand versus USD	BNP	Call	ZAR	15.25	01/26/18	12,673,273	—
							(11)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Notional/ Contracts [1]	Value ($)
Index Options
S&P 500 Index	BNP	Put		2,450.00	02/16/18	7,631	(42)
S&P 500 Index	DUB	Put		2,500.00	01/19/18	6,377	(16)
Tokyo Price Index	CIT	Put	JPY	1,675.00	02/09/18	908,294	(26)
Tokyo Price Index	MSC	Put	JPY	1,650.00	03/09/18	1,010,280	(48)
							(132)
Interest Rate Swaptions
3M LIBOR, 01/08/28	GSC	Put		2.61	01/04/18	51,509,963	—
3M LIBOR, 04/26/23	GSC	Call		1.90	04/24/18	255,294,702	(172)
3M LIBOR, 04/26/23	GSC	Put		2.40	04/24/18	127,647,351	(416)
3M LIBOR, 05/04/23	GSC	Put		2.50	05/02/18	52,721,067	(115)
							(703)
Options on Securities
BP Plc	UBS	Put		25.00	01/18/19	319,556	(64)
Chevron Corp.	UBS	Put		80.00	01/18/19	101,328	(81)
ConocoPhillips Co.	UBS	Put		35.00	01/18/19	168,457	(114)
Exxon Mobil Corp.	UBS	Put		60.00	01/18/19	68,891	(45)
Occidental Petroleum Corp.	UBS	Put		45.00	01/18/19	148,049	(93)
Pioneer Natural Resources Co.	UBS	Call		165.00	01/18/19	26,643	(758)
Royal Dutch Shell Plc	UBS	Put		40.00	01/18/19	182,406	(32)
Schlumberger Ltd.	UBS	Put		60.00	01/18/19	99,719	(337)
SPDR Gold Shares ETF ‡	MSC	Call		140.00	03/16/18	126,934	(15)
SPDR Gold Shares ETF	MSC	Put		120.00	01/19/18	102,975	(16)
SPDR Gold Shares ETF ‡	MSC	Put		115.00	02/16/18	87,907	(10)
SPDR Gold Shares ETF ‡	MSC	Put		115.00	03/16/18	52,920	(11)
Suncor Energy Inc.	UBS	Put		25.00	01/18/19	215,152	(113)
Synchrony Financial	BOA	Call		35.00	01/19/18	109,018	(425)
Total SA	UBS	Put		40.00	01/18/19	219,724	(104)
United Continental Holdings Inc.	BCL	Call		180.00	01/18/19	12,550	(374)
United Continental Holdings Inc.	DUB	Call		75.00	01/18/19	33,402	(215)
							(2,807)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/USD	UBS	03/15/18	EUR	15,656	18,884	400
EUR/USD	UBS	03/16/18	EUR	12,063	14,551	268
EUR/USD	UBS	04/12/18	EUR	15,700	18,973	401
EUR/PLN	DUB	03/16/18	PLN	(35,677)	(10,264)	(111)
GBP/USD	JPM	02/08/18	GBP	7,559	10,230	289
GBP/USD	JPM	02/16/18	GBP	7,559	10,233	289
GBP/USD	JPM	02/23/18	GBP	7,534	10,201	288
JPY/USD	BNP	01/04/18	JPY	53,611	476	1
JPY/USD	BCL	01/05/18	JPY	68,935	612	(1)
JPY/USD	BCL	03/08/18	JPY	1,108,297	9,870	(4)
JPY/USD	GSC	03/15/18	JPY	1,329,237	11,842	70
NOK/USD	MSC	01/26/18	NOK	63,326	7,735	(200)
NZD/USD	JPM	02/22/18	NZD	12,557	8,903	250
SEK/EUR	DUB	03/22/18	EUR	(8,442)	(10,187)	50
SEK/EUR	BNP	03/29/18	EUR	(8,442)	(10,192)	54
USD/AUD	GSC	01/25/18	AUD	(29,354)	(22,929)	55
USD/AUD	CIT	04/06/18	AUD	(5,100)	(3,983)	(17)
USD/AUD	DUB	04/13/18	AUD	(13,395)	(10,460)	(273)
USD/EUR	UBS	02/26/18	EUR	(1,890)	(2,277)	(36)
USD/JPY	BCL	01/04/18	JPY	(2,000)	(18)	—
USD/MXN	UBS	01/11/18	MXN	(181,080)	(9,206)	538
USD/MXN	DUB	01/18/18	MXN	(149,391)	(7,584)	240
USD/NZD	JPM	02/22/18	NZD	(12,557)	(8,903)	78
					26,507	2,629

OTC Cross-Currency Swap Agreements

Receive Rate[2,10]	Pay Rate[10]	Counterparty	Expiration	Notional1 Received	Notional[1] Delivered		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Fixed rate of 1.84% (S)	Fixed rate of 0.10%	BOA	03/15/18	7,271	JPY	(818,550)	—	42
Fixed rate of 1.96% (S)	Fixed rate of 0.10%	BOA	03/15/18	10,921	JPY	(1,238,400)	—	(9)
Fixed rate of 2.01% (S)	Fixed rate of 0.10%	BOA	10/15/18	26,035	JPY	(2,693,300)	—	2,193
							—	2,226

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Credit Default Swap Agreements
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
Airbus Group NV, 5.50%, 09/25/18 (Q)	BCL	N/A	1.00	06/20/22	1,510	(50)	(49)	(1)
Airbus Group NV, 5.50%, 09/25/18 (Q)	BCL	N/A	1.00	06/20/22	3,007	(99)	(92)	(7)
Akzo Nobel NV, 4.00%, 12/17/18 (Q)	BCL	N/A	1.00	06/20/22	3,006	(73)	(63)	(10)
BASF SE, 1.38%, 01/22/19 (Q)	BCL	N/A	1.00	06/20/22	3,006	(104)	(99)	(5)
Bayer AG, 5.63%, 05/23/18 (Q)	BCL	N/A	1.00	06/20/22	3,006	(93)	(89)	(4)
BP Capital Markets Plc, 4.20%, 06/15/18 (Q)	BCL	N/A	1.00	06/20/22	3,006	(83)	(63)	(20)
Cie de Saint-Gobain, 4.00%, 10/08/18 (Q)	BCL	N/A	1.00	06/20/22	3,006	(87)	(77)	(10)
Shell International Finance BV, 0.07%, 09/15/19 (Q)	BCL	N/A	1.00	06/20/22	1,510	(49)	(43)	(6)
Shell International Finance BV, 0.07%, 09/15/19 (Q)	BCL	N/A	1.00	06/20/22	3,006	(99)	(80)	(19)
Statoil ASA, 2.00%, 09/10/20 (Q)	BCL	N/A	1.00	06/20/22	3,006	(119)	(101)	(18)
Volkswagen International Finance, 5.38%, 05/22/18 (Q)	BCL	N/A	1.00	06/20/22	3,007	(74)	(54)	(20)
					30,076	(930)	(810)	(120)

OTC Total Return Swap Agreements
Reference Entity[2]	Counterparty	Rate Paid/Received by Fund[9]	Expiration	Notional[1]		Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
FUTURES
Euro Stoxx 50 Index Dividend Future, Expiration December 2019	BNP	N/A	12/20/19	EUR	583	190
Euro Stoxx 50 Index Dividend Future, Expiration December 2019	BNP	N/A	12/20/19	EUR	1,149	354
Euro Stoxx 50 Index Dividend Future, Expiration December 2019	BNP	N/A	12/20/19	EUR	1,244	394
Euro Stoxx 50 Index Dividend Future, Expiration December 2019	BNP	N/A	12/20/19	EUR	914	268
Euro Stoxx 50 Index Dividend Future, Expiration December 2020	BNP	N/A	12/18/20	EUR	1,019	373
Euro Stoxx 50 Index Dividend Future, Expiration December 2020	BNP	N/A	12/18/20	EUR	289	110
Euro Stoxx 50 Index Dividend Future, Expiration December 2020	BNP	N/A	12/18/20	EUR	626	237
Euro Stoxx 50 Index Dividend Future, Expiration December 2020	BNP	N/A	12/18/20	EUR	250	96
Euro Stoxx 50 Index Dividend Future, Expiration December 2020	BNP	N/A	12/18/20	EUR	340	124
Euro Stoxx 50 Index Dividend Future, Expiration December 2020	BNP	N/A	12/18/20	EUR	337	127
Euro Stoxx 50 Index Dividend Future, Expiration December 2020	BNP	N/A	12/18/20	EUR	994	220
Euro Stoxx 50 Index Dividend Future, Expiration December 2021	BNP	N/A	12/17/21	EUR	475	110
Euro Stoxx 50 Index Dividend Future, Expiration December 2021	BNP	N/A	12/17/21	EUR	609	23
Euro Stoxx 50 Index Dividend Future, Expiration December 2021	BNP	N/A	12/17/21	EUR	302	8
Euro Stoxx 50 Index Dividend Future, Expiration December 2021	BNP	N/A	12/17/21	EUR	502	93
Euro Stoxx 50 Index Dividend Future, Expiration December 2021	BNP	N/A	12/17/21	EUR	553	61
Euro Stoxx 50 Index Dividend Future, Expiration December 2022	BNP	N/A	12/16/22	EUR	274	30
Euro Stoxx 50 Index Dividend Future, Expiration December 2022	BNP	N/A	12/21/22	EUR	534	62
Euro Stoxx 50 Index Dividend Future, Expiration December 2022	BNP	N/A	12/16/22	EUR	543	51
Euro Stoxx 50 Index Dividend Future, Expiration December 2022	BNP	N/A	12/16/22	EUR	1,151	53
Euro Stoxx 50 Index Dividend Future, Expiration December 2023	BNP	N/A	12/15/23	EUR	794	13
Nikkei Dividend Future, Expiration April 2018	BNP	N/A	04/02/18	JPY	198,306	212
Nikkei Dividend Future, Expiration April 2018	BNP	N/A	04/02/18	JPY	200,250	195

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Total Return Swap Agreements (continued)
Reference Entity[2]	Counterparty	Rate Paid/Received by Fund[9]	Expiration	Notional[1]		Unrealized Appreciation (Depreciation) ($)
Nikkei Dividend Future, Expiration April 2019	BNP	N/A	04/01/19	JPY	105,600	207
Nikkei Dividend Future, Expiration April 2019	BNP	N/A	04/01/19	JPY	103,125	229
Nikkei Dividend Future, Expiration April 2019	BNP	N/A	04/01/19	JPY	211,978	483
Nikkei Dividend Future, Expiration April 2020	BNP	N/A	04/01/20	JPY	104,880	315
Nikkei Dividend Future, Expiration April 2020	BNP	N/A	04/01/20	JPY	139,600	422
Nikkei Dividend Future, Expiration April 2020	BNP	N/A	04/01/20	JPY	173,400	578
Nikkei Dividend Future, Expiration April 2021	BNP	N/A	04/01/21	JPY	50,580	66
Nikkei Dividend Future, Expiration April 2021	BNP	N/A	04/01/21	JPY	68,895	161
Nikkei Dividend Future, Expiration April 2021	BNP	N/A	04/01/21	JPY	135,800	297
Nikkei Dividend Future, Expiration April 2021	BNP	N/A	04/01/21	JPY	34,695	78
Nikkei Dividend Future, Expiration April 2021	BNP	N/A	04/01/21	JPY	31,040	68
Nikkei Dividend Future, Expiration April 2022	BNP	N/A	04/01/22	JPY	71,730	148
Nikkei Dividend Future, Expiration April 2022	BNP	N/A	04/01/22	JPY	137,550	305
Nikkei Dividend Future, Expiration April 2022	BNP	N/A	04/01/22	JPY	51,120	69
Nikkei Dividend Future, Expiration April 2022	BNP	N/A	04/01/22	JPY	71,550	150
Nikkei Dividend Future, Expiration April 2023	BNP	N/A	04/03/23	JPY	50,760	80
S&P 500 Annual Dividend Index Future, Expiration December 2018	BNP	N/A	12/21/18		2,431	289
S&P 500 Annual Dividend Index Future, Expiration December 2021	BNP	N/A	12/17/21		1,287	323
S&P 500 Annual Dividend Index Future, Expiration December 2020	GSC	N/A	12/18/20		995	212
Nikkei Dividend Future, Expiration April 2023	JPM	N/A	04/03/23	JPY	51,360	75
						7,959

‡All or a portion of the derivative instrument is held in the respective subsidiary. See Significant Accounting Policies, Basis of Consolidation in the Notes to the Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/BlackRock Global Natural Resources Fund
COMMON STOCKS 98.3%
Australia 5.8%
Beadell Resources Ltd. (a) (b)	21,972	$3,106
Newcrest Mining Ltd.	1,163	20,746
Nufarm Ltd.	1,788	12,193
South32 Ltd.	5,055	13,740
		49,785
Brazil 5.8%
Brasil Foods SA - ADR (a) (b)	1,319	14,855
Vale SA - ADR	2,921	35,722
		50,577
Canada 21.1%
Agrium Inc.	358	41,291
Canadian Natural Resources Ltd.	377	13,519
EnCana Corp.	719	9,615
First Quantum Minerals Ltd.	1,703	23,918
Franco-Nevada Corp.	107	8,581
Lundin Mining Corp.	527	3,512
Neo Lithium Corp. (a) (c) (d)	1,728	3,011
Neo Lithium Corp. (a) (b)	2,856	5,240
Nevsun Resources Ltd. (b)	2,427	5,923
Potash Corp. of Saskatchewan Inc. (b)	937	19,357
Stelco Holdings Inc. (a)	611	11,160
Teck Resources Ltd. - Class B	877	22,963
Wheaton Precious Metals Corp.	667	14,755
		182,845
France 0.9%
Total SA	147	8,120
Ireland 1.3%
Glambia Plc	636	11,403
Italy 0.8%
ENI SpA	403	6,687
Luxembourg 1.6%
ArcelorMittal (a)	435	14,169
Netherlands 6.3%
Royal Dutch Shell Plc - Class B	1,613	54,815
Norway 1.2%
Yara International ASA	230	10,582
Russian Federation 0.4%
Polyus PJSC - GDR	89	3,428
Singapore 1.5%
Wilmar International Ltd.	5,743	13,247
Switzerland 4.6%
Glencore Plc	7,601	40,035
United Kingdom 12.7%
BHP Billiton Plc	647	13,340
BP Plc	7,566	53,516
Cairn Energy Plc (a)	2,033	5,880
	Shares/Par[1]	Value
Fresnillo Plc	404	7,792
Rio Tinto Plc	549	29,258
		109,786
United States of America 34.3%
AGCO Corp.	113	8,071
Archer-Daniels-Midland Co.	174	6,986
Baker Hughes a GE Co. - Class A	164	5,202
Bunge Ltd.	71	4,738
CF Industries Holdings Inc.	310	13,190
Chevron Corp.	370	46,370
Cimarex Energy Co.	74	9,053
ConocoPhillips Co.	298	16,385
Devon Energy Corp.	279	11,532
EOG Resources Inc.	130	14,028
EQT Corp.	97	5,524
Exxon Mobil Corp.	207	17,301
FMC Corp.	151	14,284
Halliburton Co.	361	17,623
Hormel Foods Corp.	432	15,703
International Paper Co.	156	9,033
Kosmos Energy Ltd. (a) (b)	724	4,957
Monsanto Co.	52	6,102
Newmont Mining Corp.	261	9,808
Packaging Corp. of America	182	21,949
Patterson-UTI Energy Inc.	188	4,324
Pioneer Natural Resources Co.	74	12,808
Tyson Foods Inc. - Class A	270	21,893
		296,864
Total Common Stocks (cost $778,616)		852,343
SHORT TERM INVESTMENTS 6.0%
Investment Companies 1.6%
JNL Government Money Market Fund - Institutional Class, 1.16% (e) (f)	13,984	13,984
Securities Lending Collateral 4.4%
Securities Lending Cash Collateral Fund LLC, 1.30% (e) (f)	38,045	38,045
Total Short Term Investments (cost $52,029)		52,029
Total Investments 104.3% (cost $830,645)		904,372
Other Assets and Liabilities, Net (4.3)%		(37,637)
Total Net Assets 100.0%		$866,735

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Neo Lithium Corp.	11/02/17	$2,619	$3,011	0.3%
		$2,619	$3,011	0.3%

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/BlackRock Large Cap Select Growth Fund
COMMON STOCKS 99.8%
Consumer Discretionary 19.8%
Amazon.com Inc. (a)	199	$232,587
Domino's Pizza Inc.	221	41,682
Home Depot Inc.	364	69,002
Netflix Inc. (a)	367	70,469
Nike Inc. - Class B	707	44,247
Priceline Group Inc. (a)	52	90,036
Ulta Beauty Inc. (a)	272	60,932
		608,955
Consumer Staples 3.8%
Constellation Brands Inc. - Class A	370	84,579
Dr. Pepper Snapple Group Inc.	339	32,893
		117,472
Energy 2.0%
Halliburton Co.	983	48,025
Pioneer Natural Resources Co.	79	13,586
		61,611
Financials 7.7%
Bank of America Corp.	2,857	84,340
Berkshire Hathaway Inc. - Class B (a)	236	46,763
First Republic Bank	485	42,031
S&P Global Inc.	182	30,851
Wells Fargo & Co.	564	34,233
		238,218
Health Care 13.4%
Alexion Pharmaceuticals Inc. (a)	369	44,187
Becton Dickinson & Co.	235	50,354
Biogen Inc. (a)	112	35,754
Boston Scientific Corp. (a)	1,612	39,974
Illumina Inc. (a)	167	36,391
UnitedHealth Group Inc.	674	148,491
Vertex Pharmaceuticals Inc. (a)	189	28,391
Zoetis Inc. - Class A	391	28,195
		411,737
Industrials 8.1%
Caterpillar Inc.	123	19,404
Equifax Inc.	441	51,949
Honeywell International Inc.	260	39,881
Roper Industries Inc.	119	30,875
Southwest Airlines Co.	240	15,676
TransDigm Group Inc.	117	32,205
Union Pacific Corp.	442	59,331
		249,321
Information Technology 38.6%
Activision Blizzard Inc.	395	24,991
Adobe Systems Inc. (a)	334	58,513
Alibaba Group Holding Ltd. - ADS (a)	133	22,883
Alphabet Inc. - Class A (a)	157	165,840
Apple Inc.	251	42,435
	Shares/Par[1]	Value
ASML Holding NV - ADR	261	45,435
Autodesk Inc. (a)	546	57,231
Broadcom Ltd.	176	45,274
Electronic Arts Inc. (a)	291	30,601
Facebook Inc. - Class A (a)	601	106,033
MercadoLibre Inc.	100	31,484
Microsoft Corp.	2,169	185,544
Nvidia Corp.	207	40,150
PayPal Holdings Inc. (a)	687	50,572
Tencent Holdings Ltd.	2,235	116,233
Teradyne Inc.	526	22,010
Visa Inc. - Class A	1,269	144,673
		1,189,902
Materials 4.8%
DowDuPont Inc.	726	51,689
Sherwin-Williams Co.	105	42,910
Vulcan Materials Co.	415	53,276
		147,875
Real Estate 1.1%
Equinix Inc.	51	23,278
SBA Communications Corp. (a)	62	10,126
		33,404
Telecommunication Services 0.5%
Zayo Group Holdings Inc. (a)	389	14,297
Total Common Stocks (cost $2,283,347)		3,072,792
PREFERRED STOCKS 0.2%
Information Technology 0.2%
Palantir Technologies Inc. - Series I (a) (b) (c) (d)	1,246	7,066
Total Preferred Stocks (cost $7,639)		7,066
SHORT TERM INVESTMENTS 0.0%
Investment Companies 0.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (e) (f)	1,453	1,453
Total Short Term Investments (cost $1,453)		1,453
Total Investments 100.0% (cost $2,292,439)		3,081,311
Other Assets and Liabilities, Net (0.0)%		(1,136)
Total Net Assets 100.0%		$3,080,175

(a) Non-income producing security.

(b) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Palantir Technologies Inc. - Series I	02/10/14	$7,639	$7,066	0.2%
		$7,639	$7,066	0.2%

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Boston Partners Global Long Short Equity Fund *
COMMON STOCKS 96.7%
Consumer Discretionary 7.1%
Comcast Corp. - Class A (a)	163	$6,508
Other Securities		37,821
		44,329
Consumer Staples 7.4%
Nomad Holdings Ltd. (a) (b)	319	5,395
WH Group Ltd.	9,361	10,572
Other Securities		29,808
		45,775
Energy 8.6%
Andeavor Corp. (a)	62	7,074
Cabot Oil & Gas Corp.	180	5,160
Diamondback Energy Inc. (b)	51	6,389
Parsley Energy Inc. - Class A (a) (b)	194	5,699
Royal Dutch Shell Plc - Class A	241	8,101
Other Securities		21,380
		53,803
Financials 21.3%
Allstate Corp. (a)	65	6,769
American Express Co. (a)	58	5,725
Aviva Plc	997	6,831
AXA SA	250	7,438
Bank of America Corp. (a)	235	6,934
Berkshire Hathaway Inc. - Class B (a) (b)	39	7,683
Chubb Ltd. (a)	42	6,124
Citigroup Inc. (a)	181	13,496
Goldman Sachs Group Inc.	30	7,547
Lloyds Banking Group Plc	8,344	7,692
SunTrust Banks Inc. (a)	78	5,021
Swiss Re AG	67	6,241
Tokio Marine Holdings Inc.	108	4,902
Other Securities		40,006
		132,409
Health Care 8.8%
Anthem Inc. (a) (c)	34	7,543
Laboratory Corp. of America Holdings (a) (b)	68	10,780
Merck & Co. Inc. (a)	111	6,238
Novo Nordisk A/S - Class B	115	6,216
Roche Holding AG	33	8,246
Shire Plc	102	5,361
Other Securities		10,464
		54,848
Industrials 9.7%
ABB Ltd.	274	7,347

	Shares/Par[1]	Value
Eaton Corp. Plc (a)	112	8,811
Fuji Electric Holdings Co. Ltd.	1,140	8,602
Vinci SA	63	6,405
Other Securities		29,114
		60,279
Information Technology 22.2%
Alphabet Inc. - Class C (a) (b)	10	10,089
Alps Electric Co. Ltd.	202	5,767
Capgemini SA	44	5,283
Cisco Systems Inc. (a)	131	5,018
DXC Technology Co. (a)	87	8,213
eBay Inc. (a) (b)	159	6,003
Flextronics International Ltd. (a) (b)	619	11,138
Leidos Holdings Inc. (a)	115	7,429
Marvell Technology Group Ltd.	263	5,639
Microsoft Corp. (a)	219	18,717
NetApp Inc.	133	7,348
Oracle Corp. (a)	284	13,451
Samsung Electronics Co. Ltd.	2	4,935
TE Connectivity Ltd.	57	5,416
Other Securities		23,460
		137,906
Materials 8.4%
CRH Plc	207	7,445
RPC Group Plc	525	6,262
Steel Dynamics Inc.	148	6,386
WestRock Co. (a)	86	5,422
Other Securities		26,844
		52,359
Telecommunication Services 2.5%
Vodafone Group Plc	2,731	8,692
Other Securities		6,774
		15,466
Utilities 0.7%
Other Securities		4,551
Total Common Stocks (cost $520,084)		601,725
PREFERRED STOCKS 0.8%
Consumer Discretionary 0.8%
Other Securities		4,625
Total Preferred Stocks (cost $3,765)		4,625
Total Investments 97.5% (cost $523,849)		606,350
Total Securities Sold Short (47.4)% (proceeds $268,686)		(294,673)
Other Derivative Instruments (0.1)%		(351)
Other Assets and Liabilities, Net 50.0%		310,777
Total Net Assets 100.0%		$622,103

(a) All or a portion of the security is pledged or segregated as collateral.

(b) Non-income producing security.

(c) All or a portion of the security is subject to a written call option.

	Shares/Par[1]	Value
SECURITIES SOLD SHORT (47.4%)
COMMON STOCKS (47.4%)
Consumer Discretionary (9.6%)
Asics Corp.	(155)	$(2,468)
Benesse Holdings Inc.	(34)	(1,203)
Carmax Inc.	(32)	(2,051)
Cineplex Inc.	(41)	(1,218)
Cracker Barrel Old Country Store Inc.	(12)	(1,834)
CyberAgent Inc.	(79)	(3,105)
Dentsu Inc.	(72)	(3,058)
Domino's Pizza Enterprises Ltd.	(57)	(2,074)
Domino's Pizza Inc.	(10)	(1,821)
Fox Factory Holding Corp.	(47)	(1,810)
Harley-Davidson Inc.	(40)	(2,017)
Inditex SA	(34)	(1,183)
iRobot Corp.	(24)	(1,859)
Kingfisher Plc	(385)	(1,759)
Manchester United Plc - Class A	(95)	(1,883)
McDonald's Holdings Co. Japan Ltd.	(29)	(1,259)
Netflix Inc.	(9)	(1,806)
Nike Inc. - Class B	(48)	(3,001)
	Shares/Par[1]	Value
Nitori Co. Ltd.	(8)	(1,185)
Norwegian Cruise Line Holdings Ltd.	(34)	(1,820)
Ocado Group Plc	(205)	(1,102)
Sanrio Co. Ltd.	(113)	(1,884)
Sharp Corp.	(37)	(1,262)
Shimano Inc.	(12)	(1,648)
Singapore Press Holdings Ltd.	(955)	(1,892)
Tesla Inc.	(14)	(4,251)
Texas Roadhouse Inc.	(37)	(1,930)
Thor Industries Inc.	(13)	(1,972)
Wayfair Inc. - Class A	(23)	(1,882)
Zalando SE	(68)	(3,586)
		(59,823)
Consumer Staples (3.9%)
Calbee Inc.	(52)	(1,690)
Casey's General Stores Inc.	(19)	(2,173)
Colruyt SA	(30)	(1,543)
Coty Inc. - Class A	(93)	(1,859)
Ito En Ltd.	(51)	(2,027)
Lindt & Spruengli AG	—	(3,108)
Nissin Foods Holdings Co. Ltd.	(32)	(2,310)
Tootsie Roll Industries Inc.	(45)	(1,638)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Tsuruha Holdings Inc.	(16)	(2,207)
Yakult Honsha Co. Ltd.	(24)	(1,810)
Yamazaki Baking Co. Ltd.	(205)	(4,004)
		(24,369)
Energy (2.6%)
Antero Resources Corp.	(87)	(1,649)
Apache Corp.	(53)	(2,223)
Cameco Corp.	(136)	(1,260)
Centennial Resource Development Inc. - Class A	(62)	(1,227)
Helmerich & Payne Inc.	(39)	(2,507)
Hess Corp.	(55)	(2,605)
National Oilwell Varco Inc.	(86)	(3,080)
Oasis Petroleum Inc.	(153)	(1,285)
		(15,836)
Financials (3.9%)
Arch Capital Group Ltd.	(20)	(1,785)
Bankinter SA	(159)	(1,506)
Cincinnati Financial Corp.	(51)	(3,818)
Community Bank System Inc.	(33)	(1,781)
Cullen/Frost Bankers Inc.	(19)	(1,769)
FactSet Research Systems Inc.	(11)	(2,173)
Hargreaves Lansdown Plc	(87)	(2,122)
Mercury General Corp.	(29)	(1,547)
National Australia Bank Ltd.	(81)	(1,874)
RLI Corp.	(42)	(2,560)
UMB Financial Corp.	(26)	(1,856)
Westamerica Bancorp	(23)	(1,384)
		(24,175)
Health Care (3.2%)
Chugai Pharmaceutical Co. Ltd.	(47)	(2,403)
Dentsply Sirona Inc.	(32)	(2,109)
Elekta AB - Class B	(174)	(1,436)
Healthscope Ltd.	(1,205)	(1,978)
Mediclinic International Plc	(217)	(1,904)
Medidata Solutions Inc.	(27)	(1,691)
NuVasive Inc.	(39)	(2,288)
Varian Medical Systems Inc.	(22)	(2,497)
Veeva Systems Inc. - Class A	(31)	(1,693)
Vertex Pharmaceuticals Inc.	(10)	(1,538)
		(19,537)
Industrials (8.1%)
AAON Inc.	(36)	(1,305)
Aggreko Plc	(153)	(1,651)
Flowserve Corp.	(46)	(1,940)
GEA Group AG	(33)	(1,592)
Geberit AG	(9)	(3,834)
Heartland Express Inc.	(91)	(2,128)
John Bean Technologies Corp.	(20)	(2,203)
Krones AG	(20)	(2,696)
Metso Oyj	(62)	(2,125)
Middleby Corp.	(21)	(2,833)
MTU Aero Engines Holding AG	(15)	(2,610)
Multi-Color Corp.	(35)	(2,625)
Nidec Corp.	(18)	(2,499)
Ritchie Bros. Auctioneers Inc.	(54)	(1,606)
Rollins Inc.	(71)	(3,310)
Rolls-Royce Holdings Plc (a)	(204)	(2,330)
SGS SA	(1)	(1,696)
Singapore Airport Terminal Services Ltd.	(510)	(1,980)
	Shares/Par[1]	Value
TransDigm Group Inc.	(7)	(2,047)
Travis Perkins Plc	(126)	(2,659)
Wabtec Corp.	(20)	(1,633)
WageWorks Inc.	(26)	(1,614)
Weir Group Plc	(59)	(1,683)
		(50,599)
Information Technology (10.2%)
58.Com Inc. - Class A-ADR	(18)	(1,255)
Acxiom Corp.	(83)	(2,276)
Arista Networks Inc.	(8)	(1,771)
Blackbaud Inc.	(34)	(3,184)
Cimpress NV	(27)	(3,181)
Cognex Corp.	(30)	(1,844)
Cornerstone OnDemand Inc.	(55)	(1,954)
Cree Inc.	(67)	(2,482)
Dassault Systemes SA	(35)	(3,776)
Ellie Mae Inc.	(27)	(2,441)
FireEye Inc.	(111)	(1,583)
Hexagon AB - Class B	(60)	(2,997)
Infineon Technologies AG	(95)	(2,610)
Manhattan Associates Inc.	(68)	(3,365)
Murata Manufacturing Co. Ltd.	(26)	(3,500)
National Instruments Corp.	(58)	(2,435)
Oracle Corp. Japan	(36)	(3,010)
Palo Alto Networks Inc.	(15)	(2,136)
Proofpoint Inc.	(16)	(1,461)
Take-Two Interactive Software Inc.	(14)	(1,580)
Tokyo Electron Ltd.	(9)	(1,693)
Ultimate Software Group Inc.	(13)	(2,804)
United Microelectronics Corp. - ADR	(605)	(1,446)
WEX Inc.	(23)	(3,299)
Wipro Ltd. - ADR	(528)	(2,886)
Workday Inc. - Class A	(22)	(2,242)
		(63,211)
Materials (5.6%)
Amcor Ltd.	(220)	(2,647)
Antofagasta Plc	(142)	(1,924)
AptarGroup Inc.	(38)	(3,321)
Balchem Corp.	(18)	(1,440)
Ball Corp.	(81)	(3,076)
Chr Hansen Holding A/S	(25)	(2,383)
First Quantum Minerals Ltd.	(131)	(1,842)
HB Fuller Co.	(43)	(2,296)
Hecla Mining Co.	(298)	(1,182)
James Hardie Industries SE - CDI	(99)	(1,741)
NewMarket Corp.	(8)	(3,118)
Nippon Paint Co. Ltd.	(58)	(1,827)
Quaker Chemical Corp.	(12)	(1,765)
Sociedad Quimica y Minera de Chile SA - Class B-ADR	(27)	(1,575)
Sonoco Products Co.	(36)	(1,914)
Vulcan Materials Co.	(24)	(3,018)
		(35,069)
Real Estate (0.3%)
Equinix Inc.	(5)	(2,054)
Total Common Stocks (proceeds $268,686)		(294,673)
Total Securities Sold Short (47.4%) (proceeds $268,686)		$(294,673)

(a) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

Summary of Investments by Country^	Total Long Term Investments
Argentina	0.8%
Australia	0.4
Bermuda	0.4
China	0.3
Denmark	1.0
France	4.3
Germany	3.4
Hong Kong	1.8
India	0.7
Indonesia	0.6

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Summary of Investments by Country^	Total Long Term Investments
Ireland	1.2
Japan	12.3
Mexico	1.5
Netherlands	1.7
Singapore	1.8
South Korea	2.2
Switzerland	4.5
Taiwan	0.5
United Kingdom	9.1
United States of America	51.5
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
Anthem Inc.	Call	230.00	03/16/18	213	(145)
Raytheon Co.	Call	175.00	01/19/18	12	(16)
					(161)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/CHF	BBH	01/04/18	CHF	(385)	(395)	—
USD/JPY	BBH	01/04/18	JPY	(108,762)	(966)	(4)
USD/JPY	BBH	01/05/18	JPY	(24,000)	(213)	(1)
USD/JPY	BBH	01/09/18	JPY	(296,883)	(2,636)	1
					(4,210)	(4)

OTC Contracts for Difference
Reference Entity[2]	Counterparty	Financing Fee	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)

Aeroports de Paris (M)	GSI	Euro Overnight Index Average -0.40%	TBD	(7)	EUR	(1,097)	(2)
Amorepacific Corp. (M)	GSI	Federal Fund Effective Rate -0.50%	TBD	(6)		(1,873)	36
Aozora Bank Ltd. (M)	GSI	Tokyo Overnight Average Rate -0.45%	TBD	(61)	JPY	(272,223)	18
Autoliv Inc. (M)	GSI	Federal Fund Effective Rate -1.02%	TBD	(15)		(1,906)	1
Caterpillar Inc. (M)	GSI	Federal Fund Effective Rate -0.25%	TBD	(24)		(3,587)	(157)
Feng Tay Enterprises Co. Ltd. (M)	GSI	Federal Fund Effective Rate -3.57%	TBD	(552)		(2,475)	(40)
First Financial Bankshares Inc. (M)	GSI	Federal Fund Effective Rate -1.07%	TBD	(73)		(3,343)	55
Kuehne + Nagel International AG (M)	GSI	Tom/Next Indexed Swaps Rate -0.40%	TBD	(9)	CHF	(1,541)	2
Pearson Plc (M)	GSI	Sterling Overnight Index Average -0.40%	TBD	(259)	GBP	(1,862)	(56)
Pennon Group Plc (M)	GSI	Sterling Overnight Index Average -0.40%	TBD	(264)	GBP	(2,075)	14
Prosperity Bancshares Inc. (M)	GSI	Federal Fund Effective Rate -0.25%	TBD	(28)		(2,031)	38
Securitas AB (M)	GSI	3-Month Stockholm Interbank Offered Rate -0.40%	TBD	(197)	SEK	(28,686)	50
Tallgrass Energy GP (M)	GSI	Federal Fund Effective Rate -0.25%	TBD	(75)		(1,776)	(145)
							(186)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Brookfield Global Infrastructure and MLP Fund
COMMON STOCKS 96.9%
Australia 1.3%
APA Group	783	$5,090
Macquarie Atlas Roads Group	1,597	7,835
		12,925
Brazil 2.1%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	1,216	12,711
Rumo SA (a)	875	3,420
Transmissora Alianca de Energia Eletrica SA	758	4,878
		21,009
Canada 13.8%
Enbridge Inc.	1,254	49,167
Inter Pipeline Ltd. (b)	535	11,100
Pembina Pipeline Corp.	813	29,514
TransCanada Corp.	1,050	51,209
		140,990
China 1.9%
Beijing Capital International Airport Co. Ltd. - Class H	3,417	5,154
Beijing Enterprises Holdings Ltd.	890	5,285
ENN Energy Holdings Ltd.	1,285	9,219
		19,658
Denmark 2.5%
Orsted A/S	463	25,356
France 7.0%
Eiffage SA	141	15,504
Eutelsat Communications Group SA	212	4,907
Groupe Eurotunnel SE	870	11,201
Vinci SA	385	39,420
		71,032
Hong Kong 3.6%
China Resources Gas Group Ltd.	2,320	8,436
Guangdong Investment Ltd. (c)	17,352	23,249
Kunlun Energy Co. Ltd.	5,127	5,341
		37,026
Italy 5.5%
Atlantia SpA	882	27,884
Enel SpA	2,819	17,377
Italgas SpA	1,672	10,224
		55,485
Japan 0.9%
Tokyo Gas Co. Ltd.	405	9,260
Mexico 3.1%
Grupo Aeroportuario del PacifiCo SAB de CV - Class B	1,079	11,103
Grupo Mexico Transportes SAB de CV (a) (c)	6,222	9,580
Promotora y Operadora de Infraestructura SAB de CV (c)	1,068	10,583
		31,266
New Zealand 1.9%
Auckland International Airport Ltd. (c)	4,177	19,182
Spain 4.4%
Abertis Infraestructuras SA - Class A	940	20,943
Cellnex Telecom SAU	208	5,348
Ferrovial SA	488	11,108
Obrascon Huarte Lain SA (a)	1,282	7,688
		45,087
Switzerland 1.7%
Flughafen Zuerich AG	76	17,481
United Kingdom 5.0%
National Grid Plc	2,905	34,371
Pennon Group Plc	1,035	10,966
Severn Trent Plc	183	5,353
		50,690
United States of America 42.2%
American Electric Power Co. Inc.	485	35,703
American Tower Corp.	309	44,121
Atmos Energy Corp.	111	9,551
	Shares/Par[1]	Value
Black Hills Corp. (b)	174	10,441
Boardwalk Pipeline Partners LP	454	5,855
CMS Energy Corp.	618	29,241
Cone Midstream Partners LP (a)	80	1,347
Edison International	145	9,138
Energy Transfer Equity LP	577	9,961
Energy Transfer Partners LP	563	10,090
Entergy Corp.	235	19,135
Enterprise Products Partners LP	596	15,813
FirstEnergy Corp.	656	20,081
Great Plains Energy Inc.	307	9,882
Kinder Morgan Inc.	2,351	42,490
MPLX LP	288	10,225
NextEra Energy Inc.	67	10,418
NRG Energy Inc.	259	7,362
Pattern Energy Group Inc. - Class A (b)	490	10,525
PG&E Corp.	233	10,459
Phillips 66 Partners LP	201	10,528
Plains All American Pipeline LP	547	11,282
Rice Midstream Partners LP	380	8,162
SBA Communications Corp. (a)	140	22,937
Southwest Gas Corp.	88	7,050
Targa Resources Corp.	329	15,951
Williams Cos. Inc.	1,060	32,327
		430,075
Total Common Stocks (cost $942,418)		986,522
SHORT TERM INVESTMENTS 2.3%
Investment Companies 2.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	22,042	22,042
Securities Lending Collateral 0.1%
Securities Lending Cash Collateral Fund LLC, 1.30% (d) (e)	1,060	1,060
Total Short Term Investments (cost $23,102)		23,102
Total Investments 99.2% (cost $965,520)		1,009,624
Other Assets and Liabilities, Net 0.8%		8,621
Total Net Assets 100.0%		$1,018,245

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Causeway International Value Select Fund
COMMON STOCKS 92.2%
Australia 0.2%
Westfield Corp.	613	$4,542
Canada 8.0%
Canadian Imperial Bank of Commerce (a)	63	6,178
Canadian Pacific Railway Ltd.	221	40,460
EnCana Corp.	3,485	46,608
Gildan Activewear Inc.	792	25,647
Manulife Financial Corp.	1,394	29,149
		148,042
China 7.1%
Baidu.com - Class A - ADR (b)	160	37,380
China Merchants Holdings International Co. Ltd.	5,213	13,628
China Mobile Ltd.	5,179	52,697
CNOOC Ltd.	19,335	27,753
Sinopharm Group Co. Ltd. - Class H	210	905
		132,363
France 5.0%
BNP Paribas SA	293	21,891
Engie SA	1,076	18,534
Schneider Electric SE (b)	616	52,349
		92,774
Germany 7.1%
BASF SE	447	49,360
Linde AG (b)	219	51,528
SAP SE	277	31,157
		132,045
Italy 2.0%
Unicredit SpA (b)	2,011	37,560
Japan 14.5%
East Japan Railway Co.	438	42,824
Hitachi Ltd.	2,588	20,153
Japan Airlines Co. Ltd.	1,245	48,714
KDDI Corp.	1,994	49,706
Komatsu Ltd.	712	25,847
Sompo Holdings Inc.	235	9,094
Sumitomo Mitsui Financial Group Inc.	668	28,871
Takeda Pharmaceutical Co. Ltd.	773	43,942
		269,151
Luxembourg 0.4%
ArcelorMittal (b)	210	6,851
Netherlands 5.4%
Akzo Nobel NV	418	36,687
ING Groep NV	491	9,026
Royal Dutch Shell Plc - Class B	1,607	54,631
		100,344
South Korea 3.8%
Samsung Electronics Co. Ltd.	13	30,852
	Shares/Par[1]	Value
SK Telecom Co. Ltd.	157	39,078
		69,930
Spain 0.7%
CaixaBank SA	2,477	11,584
Red Electrica Corp. SA	63	1,407
		12,991
Sweden 0.9%
Alfa Laval AB	738	17,479
Switzerland 11.2%
ABB Ltd.	1,924	51,585
Cie Financiere Richemont SA	469	42,498
Novartis AG	500	42,225
Roche Holding AG	166	41,997
Zurich Insurance Group AG	95	28,820
		207,125
United Kingdom 25.9%
AstraZeneca Plc	600	41,594
Aviva Plc	5,682	38,921
Barclays Plc	22,922	62,952
BHP Billiton Plc	790	16,286
BP Plc	7,671	54,261
British American Tobacco Plc	959	65,078
Carnival Plc	504	33,270
Diageo Plc	594	21,868
GlaxoSmithKline Plc	2,261	40,359
Lloyds Banking Group Plc	27,271	25,142
Micro Focus International Plc	481	16,423
SSE Plc	1,605	28,667
Vodafone Group Plc	11,326	36,051
		480,872
Total Common Stocks (cost $1,499,296)		1,712,069
PREFERRED STOCKS 5.0%
Germany 5.0%
Volkswagen AG (c)	464	92,865
Total Preferred Stocks (cost $67,178)		92,865
SHORT TERM INVESTMENTS 2.7%
Investment Companies 2.7%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	49,650	49,650
Total Short Term Investments (cost $49,650)		49,650
Total Investments 99.9% (cost $1,616,124)		1,854,584
Other Assets and Liabilities, Net 0.1%		1,917
Total Net Assets 100.0%		$1,856,501

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Convertible security.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
JPY/USD	SSB	01/05/18	JPY	28,807	256	—
					256	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/ClearBridge Large Cap Growth Fund
COMMON STOCKS 97.3%
Consumer Discretionary 15.1%
Amazon.com Inc. (a)	21	$24,049
Chipotle Mexican Grill Inc. (a)	14	4,116
Comcast Corp. - Class A	272	10,876
Home Depot Inc.	70	13,235
Walt Disney Co.	86	9,278
Yum China Holdings Inc.	206	8,236
		69,790
Consumer Staples 7.8%
Anheuser-Busch InBev NV - ADR	72	8,082
Coca-Cola Co.	188	8,605
Costco Wholesale Corp.	40	7,499
CVS Health Corp.	99	7,176
McCormick & Co. Inc.	44	4,479
		35,841
Energy 3.7%
Pioneer Natural Resources Co.	43	7,448
Schlumberger Ltd.	140	9,458
		16,906
Financials 6.2%
American Express Co.	80	7,995
BlackRock Inc.	22	11,548
Charles Schwab Corp.	174	8,936
		28,479
Health Care 18.0%
Alexion Pharmaceuticals Inc. (a)	60	7,190
Biogen Inc. (a)	32	10,309
Celgene Corp. (a)	121	12,648
Dentsply Sirona Inc.	116	7,625
Johnson & Johnson	52	7,319
Regeneron Pharmaceuticals Inc. (a)	16	6,019
Thermo Fisher Scientific Inc.	46	8,655
UnitedHealth Group Inc.	59	13,078
Zoetis Inc. - Class A	137	9,841
		82,684
Industrials 6.6%
Honeywell International Inc.	62	9,484
Rockwell Collins Inc.	34	4,595
United Parcel Service Inc. - Class B	72	8,545
WW Grainger Inc.	34	7,936
		30,560
Information Technology 35.8%
Adobe Systems Inc. (a)	68	11,862
Akamai Technologies Inc. (a)	172	11,156
Alphabet Inc. - Class A (a)	10	10,646
Alphabet Inc. - Class C (a)	14	14,971
Apple Inc.	53	8,956
eBay Inc. (a)	111	4,200
Facebook Inc. - Class A (a)	70	12,294
Microsoft Corp.	204	17,439
Oracle Corp.	156	7,374
Palo Alto Networks Inc. (a)	50	7,214
PayPal Holdings Inc. (a)	123	9,024
Red Hat Inc. (a)	88	10,584
Splunk Inc. (a)	86	7,132
Texas Instruments Inc.	81	8,479
Visa Inc. - Class A	134	15,295
VMware Inc. - Class A (a) (b)	64	8,042
		164,668
Materials 4.1%
Ecolab Inc.	62	8,366
Monsanto Co.	42	4,885
Praxair Inc.	37	5,674
		18,925
Total Common Stocks (cost $414,849)		447,853
	Shares/Par[1]	Value
SHORT TERM INVESTMENTS 2.9%
Investment Companies 2.9%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	13,225	13,225
Securities Lending Collateral 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	151	151
Total Short Term Investments (cost $13,376)		13,376
Total Investments 100.2% (cost $428,225)		461,229
Other Assets and Liabilities, Net (0.2)%		(841)
Total Net Assets 100.0%		$460,388

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Crescent High Income Fund * (a)
CORPORATE BONDS AND NOTES 85.2%
Consumer Discretionary 20.6%
Cablevision Systems Corp.
5.88%, 09/15/22	4,500	$4,400
CCO Holdings LLC
5.50%, 05/01/26 (b) (c)	5,000	5,092
DISH DBS Corp.
6.75%, 06/01/21	5,750	6,080
Golden Nugget Inc.
6.75%, 10/15/24 (d)	4,850	4,943
KFC Holding Co.
5.25%, 06/01/26 (d)	3,500	3,690
4.75%, 06/01/27 (d)	550	562
Pinnacle Entertainment Inc.
5.63%, 05/01/24	4,000	4,294
Scientific Games International Inc.
10.00%, 12/01/22	3,750	4,122
Sirius XM Radio Inc.
3.88%, 08/01/22 (d)	5,500	5,530
Univision Communications Inc.
5.13%, 05/15/23 (d)	3,250	3,252
5.13%, 02/15/25 (d)	1,000	977
VTR Finance BV
6.88%, 01/15/24 (d)	4,750	5,012
Wynn Las Vegas LLC
5.50%, 03/01/25 (d)	2,000	2,075
5.25%, 05/15/27 (d)	5,325	5,404
Other Securities		87,257
		142,690
Consumer Staples 2.8%
Dean Foods Co.
6.50%, 03/15/23 (d)	4,500	4,502
Vector Group Ltd.
6.13%, 02/01/25 (d)	5,700	5,900
Other Securities		9,048
		19,450
Energy 12.3%
Antero Resources Corp.
5.13%, 12/01/22	4,000	4,089
Murphy Oil Corp.
5.75%, 08/15/25	4,000	4,095
Murphy Oil USA Inc.
6.00%, 08/15/23	2,575	2,680
5.63%, 05/01/27	1,775	1,861
Weatherford International Ltd.
7.75%, 06/15/21	3,000	3,053
4.50%, 04/15/22 (e)	3,750	3,397
Welltec AS
9.50%, 12/01/22 (d)	4,375	4,403
Other Securities		61,777
		85,355
Financials 12.1%
Acrisure LLC
7.00%, 11/15/25 (d)	3,675	3,544
Cardtronics Inc.
5.50%, 05/01/25 (d)	4,500	4,067
Credit Acceptance Corp.
6.13%, 02/15/21	3,000	3,056
7.38%, 03/15/23	2,044	2,146
Diamond 1 Finance Corp.
7.13%, 06/15/24 (d)	5,500	6,004
Icahn Enterprises LP
6.00%, 08/01/20	1,825	1,874
5.88%, 02/01/22	1,700	1,730
6.25%, 02/01/22	1,175	1,206
6.25%, 02/01/22 (d)	1,600	1,642
Level 3 Financing Inc.
5.38%, 08/15/22	1,000	1,013
5.38%, 01/15/24	3,810	3,806
5.25%, 03/15/26	1,000	978
SLM Corp.
5.50%, 01/15/19	4,000	4,071
	Shares/Par[1]	Value
5.50%, 01/25/23	1,500	1,494
Springleaf Finance Corp.
5.63%, 03/15/23	4,500	4,510
Other Securities		42,354
		83,495
Health Care 5.9%
Endo Finance LLC
5.38%, 01/15/23 (d)	1,200	932
6.00%, 07/15/23 (d)	1,550	1,213
5.88%, 10/15/24 (d)	1,525	1,551
HCA Inc.
5.00%, 03/15/24	1,050	1,098
5.38%, 02/01/25	3,300	3,424
Universal Hospital Services Inc.
7.63%, 08/15/20	4,500	4,504
Valeant Pharmaceuticals International Inc.
7.00%, 03/15/24 (d)	5,000	5,378
6.13%, 04/15/25 (d)	2,500	2,297
5.50%, 11/01/25 (d)	375	383
Other Securities		19,846
		40,626
Industrials 6.1%
Bombardier Inc.
8.75%, 12/01/21 (d)	1,000	1,098
6.00%, 10/15/22 (d)	4,000	3,922
Herc Rentals Inc.
7.50%, 06/01/22 (d)	2,800	3,026
Navistar International Corp.
6.63%, 11/01/25 (d)	4,000	4,173
Park Aerospace Holdings Ltd.
5.25%, 08/15/22 (d)	1,000	995
5.50%, 02/15/24 (d)	3,500	3,494
United Continental Holdings Inc.
4.25%, 10/01/22	4,500	4,522
Other Securities		21,058
		42,288
Information Technology 6.5%
Hertz Corp.
5.88%, 10/15/20	2,525	2,525
Ingram Micro Inc.
5.00%, 08/10/22	1,450	1,415
5.45%, 12/15/24 (f)	3,550	3,501
j2 Cloud Services LLC
6.00%, 07/15/25 (d)	4,825	5,071
Match Group Inc.
6.38%, 06/01/24	4,000	4,335
Other Securities		27,957
		44,804
Materials 8.6%
Freeport-McMoRan Inc.
4.00%, 11/14/21	2,000	2,020
3.55%, 03/01/22	2,800	2,770
Huntsman International LLC
5.13%, 11/15/22	1,500	1,602
INEOS Group Holdings SA
5.63%, 08/01/24 (b) (c) (e)	3,325	3,459
New Gold Inc.
6.25%, 11/15/22 (d)	5,000	5,171
Novelis Corp.
5.88%, 09/30/26 (d)	4,000	4,091
Venator Finance SARL
5.75%, 07/15/25 (d)	3,525	3,723
Other Securities		37,073
		59,909
Real Estate 1.7%
Other Securities		12,019
Telecommunication Services 6.2%
C&W Senior Financing Designated Activity Co.
6.88%, 09/15/27 (d)	4,950	5,190
CenturyLink Inc.
6.45%, 06/15/21	1,500	1,519
5.80%, 03/15/22	1,750	1,714
7.50%, 04/01/24 (e)	1,000	998

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Sprint Corp.
7.25%, 09/15/21	7,000	7,412
7.13%, 06/15/24	4,100	4,187
T-Mobile USA Inc.
6.00%, 03/01/23	5,600	5,859
Virgin Media Finance Plc
6.38%, 04/15/23 (d)	1,500	1,549
Virgin Media Secured Finance Plc
5.50%, 08/15/26 (d)	2,500	2,559
Other Securities		12,196
		43,183
Utilities 2.4%
Dynegy Inc.
6.75%, 11/01/19	2,269	2,338
7.38%, 11/01/22 (e)	3,000	3,166
Other Securities		11,049
		16,553
Total Corporate Bonds And Notes (cost $584,476)		590,372
SENIOR LOAN INTERESTS 12.2%
Consumer Discretionary 3.3%
Golden Nugget Inc.
Incremental Term Loan, 4.55%, (3M LIBOR + 3.25%), 09/07/23 (g)	170	171
Incremental Term Loan, 4.66%, (3M LIBOR + 3.25%), 09/07/23 (g)	129	130
Scientific Games International Inc.
Term Loan B-4, 4.60%, (3M LIBOR + 3.25%), 08/14/24 (g)	97	98
Term Loan B-4, 4.67%, (3M LIBOR + 3.25%), 08/14/24 (g)	358	361
Other Securities		22,148
		22,908
Consumer Staples 0.6%
Other Securities		4,271
Energy 0.5%
Other Securities		3,106
Financials 1.5%
Acrisure LLC
Term Loan B, 5.65%, (3M LIBOR + 4.25%), 11/22/23 (g)	599	604
Ineos US Finance LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 03/31/24 (b) (g) (h)	582	582
Other Securities		9,001
		10,187
Health Care 1.7%
Endo Luxembourg Finance Co. I SARL
Term Loan B, 5.63%, (3M LIBOR + 4.25%), 04/12/24 (g)	455	457
Valeant Pharmaceuticals International Inc.
Term Loan B, 4.94%, (3M LIBOR + 3.50%), 03/13/22 (g)	317	321
Term Loan B, 0.00%, (3M LIBOR + 3.50%), 04/01/22 (g) (h)	110	111
Other Securities		10,975
		11,864
Industrials 1.1%
Other Securities		7,596
Information Technology 1.6%
Other Securities		11,196
Materials 1.3%
Other Securities		9,317
	Shares/Par[1]	Value
Real Estate 0.2%
Other Securities		1,466
Telecommunication Services 0.3%
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/15/25 (g)	240	231
Other Securities		2,103
		2,334
Utilities 0.1%
Dynegy Inc.
Term Loan C-2, 4.25%, (1M LIBOR + 2.75%), 02/07/24 (g)	139	140
Other Securities		502
		642
Total Senior Loan Interests (cost $85,949)		84,887
SHORT TERM INVESTMENTS 5.4%
Investment Companies 1.4%
JNL Government Money Market Fund - Institutional Class, 1.16% (i) (j)	9,431	9,431
Securities Lending Collateral 4.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (j)	27,855	27,855
Total Short Term Investments (cost $37,286)		37,286
Total Investments 102.8% (cost $707,711)		712,545
Other Assets and Liabilities, Net (2.8)%		(19,536)
Total Net Assets 100.0%		$693,009

(a) The Fund had an unfunded commitment at December 31, 2017. See Unfunded Commitments in these Schedules of Investments.

(b) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(c) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(d) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $274,741 and 39.6%, respectively.

(e) All or portion of the security was on loan.

(f) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(g) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(h) This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Ashton Woods USA LLC, 6.88%, 02/15/21	02/28/17	$893	$909	0.1%
Ashton Woods USA LLC, 6.75%, 08/01/25	07/27/17	3,050	3,047	0.4
Block Communications Inc., 6.88%, 02/15/25	02/10/17	1,505	1,549	0.2
CCM Merger Inc., 6.00%, 03/15/22	03/09/17	400	411	0.1
CCO Holdings LLC, 5.50%, 05/01/26	05/22/17	5,245	5,092	0.7

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Restricted Securities (continued)
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Clearwater Seafoods Inc., 6.88%, 05/01/25	04/24/17	1,027	1,007	0.2
Dole Food Co. Inc., 7.25%, 06/15/25	03/24/17	675	730	0.1
EMI Music Publishing Group North America Holdings Inc., 7.63%, 06/15/24	05/31/17	769	828	0.1
INEOS Group Holdings SA, 5.63%, 08/01/24	10/24/16	3,325	3,459	0.5
Intrepid Aviation Group Holdings LLC, 6.88%, 02/15/19	07/21/16	1,917	1,984	0.3
Midas Intermediate Holdco II LLC, 7.88%, 10/01/22	08/12/16	1,059	1,060	0.2
Nexteer Automotive Group Ltd., 5.88%, 11/15/21	08/21/17	3,160	3,227	0.5
PF Chang's China Bistro Inc., 10.25%, 06/30/20	08/10/17	2,527	2,275	0.3
Salem Media Group Inc., 6.75%, 06/01/24	05/12/17	869	846	0.1
Viking Cruises Ltd., 6.25%, 05/15/25	09/14/16	942	1,034	0.2
		$27,363	$27,458	4.0%

Unfunded Commitments

	Unfunded Commitment ($)	Appreciation/ (Depreciation) ($)
Avantor Inc. 1st Lien Term Loan	7	—
Institutional Shareholder Services Inc. Term Loan	52	—
Lakeland Tours LLC Delayed Draw Term Loan	9	—
TGP Holdings III LLC Term Loan	87	1
Trimark USA LLC Term Loan B	26	—
	181	1

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/DFA U.S. Core Equity Fund *
COMMON STOCKS 99.6%
Consumer Discretionary 16.2%
Amazon.com Inc. (a)	18	$20,942
Comcast Corp. - Class A	237	9,483
Home Depot Inc.	52	9,770
McDonald's Corp.	30	5,201
Walt Disney Co.	55	5,939
Other Securities		141,653
		192,988
Consumer Staples 7.5%
Altria Group Inc.	84	5,994
Coca-Cola Co.	151	6,910
PepsiCo Inc.	62	7,406
Philip Morris International Inc.	45	4,734
Procter & Gamble Co.	76	6,946
Wal-Mart Stores Inc.	75	7,393
Other Securities		49,831
		89,214
Energy 4.4%
Baker Hughes a GE Co. - Class A	4	142
Chevron Corp.	40	4,965
Exxon Mobil Corp.	79	6,643
Other Securities		40,216
		51,966
Financials 14.3%
American Express Co.	37	3,681
Bank of America Corp.	199	5,879
Berkshire Hathaway Inc. - Class B (a)	53	10,462
Citigroup Inc.	52	3,845
JPMorgan Chase & Co.	114	12,142
Synchrony Financial	26	1,015
Wells Fargo & Co.	151	9,185
Other Securities		124,670
		170,879
Health Care 11.3%
AbbVie Inc.	68	6,548
Amgen Inc.	21	3,706
Bristol-Myers Squibb Co.	59	3,597
Johnson & Johnson	80	11,127
Merck & Co. Inc.	80	4,496
Pfizer Inc.	227	8,224
UnitedHealth Group Inc.	36	7,891
Other Securities		89,409
		134,998
Industrials 14.3%
3M Co.	26	6,051
Boeing Co.	25	7,390
General Electric Co.	155	2,699
Honeywell International Inc.	26	3,946
Lockheed Martin Corp.	11	3,591
Union Pacific Corp.	31	4,107
	Shares/Par[1]	Value
United Parcel Service Inc. - Class B	30	3,517
United Technologies Corp.	29	3,647
Other Securities		134,797
		169,745
Information Technology 21.6%
Accenture Plc - Class A	27	4,086
Alphabet Inc. - Class A (a)	7	6,989
Alphabet Inc. - Class C (a)	7	7,263
Apple Inc.	231	39,075
Cisco Systems Inc.	156	5,969
Facebook Inc. - Class A (a)	69	12,169
Intel Corp.	201	9,282
International Business Machines Corp.	39	6,023
MasterCard Inc. - Class A	41	6,246
Microsoft Corp.	268	22,936
Nvidia Corp.	21	4,035
Texas Instruments Inc.	43	4,465
Visa Inc. - Class A	66	7,556
Other Securities		120,553
		256,647
Materials 4.7%
DowDuPont Inc.	59	4,179
Other Securities		51,373
		55,552
Real Estate 0.3%
Other Securities		3,672
Telecommunication Services 2.2%
AT&T Inc.	320	12,455
Verizon Communications Inc.	179	9,452
Other Securities		4,852
		26,759
Utilities 2.8%
Other Securities		33,679
Total Common Stocks (cost $853,732)		1,186,099
RIGHTS 0.0%
Other Securities		25
Total Rights (cost $19)		25
SHORT TERM INVESTMENTS 1.1%
Investment Companies 0.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	908	908
Securities Lending Collateral 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (c)	11,650	11,650
Total Short Term Investments (cost $12,558)		12,558
Total Investments 100.7% (cost $866,309)		1,198,682
Other Assets and Liabilities, Net (0.7)%		(7,946)
Total Net Assets 100.0%		$1,190,736

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Ambac Financial Group Inc.	06/10/14	$86	$65	—%
Ferroglobe Rep and Warranty Insurance Trust	11/21/12	—	—	—
		$86	$65	—%

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/DoubleLine Core Fixed Income Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 23.6%
Collateralized Mortgage Obligations 0.3%
Federal Home Loan Mortgage Corp.
Interest Only, Series FH-S358A, 3.00%, 10/15/47	9,770	$9,713
ACE Securities Corp. Home Equity Loan Trust
Series 2006-A2D-HE1, REMIC, 2.15%, (1M US LIBOR + 0.60%), 02/25/36 (a)	14,853	14,729
Alpine Securitization
Series 2005-A3-32T1, REMIC, 2.55%, (1M US LIBOR + 1.00%), 08/25/35 (a)	8,985	6,479
Series 2005-1A1-59, REMIC, 1.83%, (1M US LIBOR + 0.33%), 11/20/35 (a)	7,954	7,625
Series 2006-A1B-OA12, REMIC, 1.69%, (1M US LIBOR + 0.19%), 09/20/46 (a)	4,698	4,077
Alternative Loan Trust
Series 2005-2A1-J12, REMIC, 1.82%, (1M US LIBOR + 0.27%), 11/25/35 (a)	3,673	2,680
Ares XXIX CLO Ltd.
Series 2014-A1R-1A, 2.54%, (3M US LIBOR + 1.19%), 04/17/26 (a) (b)	9,000	9,009
Atlas Senior Loan Fund II Ltd.
Series 2012-AR-2A, 2.61%, (3M US LIBOR + 1.23%), 01/30/24 (a) (b)	8,901	8,908
Banc of America Funding Trust
Series 2005-4A1-A, REMIC, 3.58%, 02/20/35 (a)	841	847
Series 2005-A1-D, REMIC, 3.41%, 05/25/35 (a)	10,953	11,458
Banc of America Mortgage Securities Inc.
Series 2004-5A1-2, REMIC, 6.50%, 10/25/31	10	10
BBCMS Trust
Series 2015-A-STP, REMIC, 3.32%, 09/10/20 (b)	10,909	11,094
Series 2017-C-DELC, REMIC, 2.68%, (1M US LIBOR + 1.20%), 08/15/19 (a) (b)	37	37
Series 2017-D-DELC, REMIC, 3.18%, (1M US LIBOR + 1.70%), 08/15/19 (a) (b)	42	42
Series 2017-E-DELC, REMIC, 3.98%, (1M US LIBOR + 2.50%), 08/15/19 (a) (b)	87	87
BCAP LLC Trust
Series 2011-5A1-RR5, REMIC, 5.25%, 05/26/22 (b)	1,369	1,428
Series 2011-8A1-RR4, REMIC, 5.25%, 02/26/36 (b)	1,022	812
Series 2011-12A1-RR5, REMIC, 5.00%, 03/26/37 (a) (b)	262	261
Series 2010-5A3-RR11, REMIC, 3.52%, 03/27/37 (a) (b)	7,911	5,870
Series 2011-9A1-RR5, REMIC, 5.25%, 05/25/37 (b)	5,353	4,646
Series 2012-6A6-RR1, REMIC, 1.47%, 12/26/46 (a) (b)	15,670	13,705
Bear Stearns Alt-A Trust
Series 2005-23A1-4, REMIC, 3.52%, 05/25/35 (a)	276	277
Series 2005-26A1-7, REMIC, 3.46%, 09/25/35 (a)	12,058	9,491
Series 2005-22A1-7, REMIC, 3.55%, 09/25/35 (a)	176	158
Bear Stearns Asset Backed Securities I Trust
Series 2005-M2-AQ1, REMIC, 2.53%, (1M US LIBOR + 0.98%), 03/25/35 (a)	8,215	8,217
Series 2006-1M1-HE1, REMIC, 1.96%, (1M US LIBOR + 0.41%), 12/25/35 (a)	2,698	2,698
Series 2006-A2-4, REMIC, 1.81%, (1M US LIBOR + 0.26%), 10/25/36 (a)	6,692	6,653
Series 2007-1A3-HE3, REMIC, 1.80%, (1M US LIBOR + 0.25%), 01/25/37 (a)	4,741	4,857
Series 2007-1A2-HE3, REMIC, 1.75%, (1M US LIBOR + 0.20%), 04/25/37 (a)	1,276	1,530
Bear Stearns Structured Products Inc. Trust
Series 2007-1A1-R6, REMIC, 4.01%, 01/26/36 (a)	572	504
Series 2007-A2-EMX1, REMIC, 2.85%, (1M US LIBOR + 1.30%), 03/25/37 (a) (b)	2,947	2,892
Series 2007-2A1-R6, REMIC, 3.20%, 12/26/46 (a)	345	311
	Shares/Par[1]	Value
Commercial Mortgage Pass-Through Certificates
Interest Only, Series 2017-XA-BNK8, 0.75%, 11/15/50 (a)	151,177	9,052
Countrywide Alternative Loan Trust
Series 2005-1A2-27, REMIC, 2.46%, (12M US Federal Reserve Cumulative Average CMT + 1.40%), 08/25/35 (a)	579	582
Series 2006-1A1A-OA17, REMIC, 1.70%, (1M US LIBOR + 0.20%), 12/20/46 (a)	7,957	6,832
Series 2006-A1-OA21, REMIC, 1.69%, (1M US LIBOR + 0.19%), 03/20/47 (a)	5,547	4,796
Series 2007-A1A-OA7, REMIC, 1.73%, (1M US LIBOR + 0.18%), 05/25/47 (a)	355	337
Countrywide Asset-Backed Certificates
Series 2006-2A3-24, REMIC, 1.70%, (1M US LIBOR + 0.15%), 04/25/34 (a)	2,289	2,138
Series 2004-M1-3, REMIC, 2.30%, (1M US LIBOR + 0.75%), 06/25/34 (a)	137	136
Series 2007-1A-2, REMIC, 1.69%, (1M US LIBOR + 0.14%), 10/25/35 (a)	5,651	4,834
Series 2005-M3-BC5, REMIC, 2.05%, (1M US LIBOR + 0.50%), 12/25/35 (a)	5,000	4,978
Series 2007-1A-9, REMIC, 1.75%, (1M US LIBOR + 0.20%), 02/25/36 (a)	13,493	11,055
Series 2006-1A-26, REMIC, 1.69%, (1M US LIBOR + 0.14%), 06/25/37 (a)	7,663	7,037
Series 2007-1A-13, REMIC, 2.39%, (1M US LIBOR + 0.84%), 06/25/36 (a)	2,515	2,363
Credit Acceptance Auto Loan Trust
Series 2017-A-3A, 2.65%, 01/15/21 (b)	10,000	9,991
CWABS Asset-Backed Certificates Trust
Series 2005-MV1-17, REMIC, 2.01%, (1M US LIBOR + 0.46%), 04/25/36 (a)	5,400	5,370
Series 2005-2AV-17, REMIC, 1.79%, (1M US LIBOR + 0.24%), 05/25/36 (a)	6,794	6,713
Series 2006-2A3-17, REMIC, 1.79%, (1M US LIBOR + 0.24%), 03/25/47 (a)	6,698	5,740
GoldenTree Loan Opportunities IX Ltd.
Series 2014-AR-9A, 2.75%, (3M US LIBOR + 1.37%), 10/29/26 (a) (b)	7,000	7,013
GS Mortgage Securities Corp. II
Series 2017-C-GS8, 4.34%, 11/10/27	6,463	6,631
GS Mortgage Securities Trust
Series 2016-WMB-GS3, 3.60%, 10/10/49 (b)	9,000	8,989
GSR Mortgage Loan Trust
Series 2005-2A1-AR6, REMIC, 3.47%, 09/25/35 (a)	498	507
Series 2005-6A1-AR7, REMIC, 3.64%, 11/25/35 (a)	155	155
Harbour Aircraft Investments Ltd.
4.00%, 11/15/37 (c)	14,900	14,805
Hilton USA Trust
Series 2016-A-SFP, REMIC, 2.83%, 11/05/23 (b)	10,000	9,892
Hyatt Hotel Portfolio Trust
Series 2017-E-HYT2, REMIC, 3.83%, (1M US LIBOR + 2.35%), 08/09/20 (a) (b)	9,183	9,177
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2016-AFL-FLRR, 2.93%, (1M US LIBOR + 1.45%), 01/15/33 (a) (b)	1,930	1,931
Series 2016-E-WIKI, REMIC, 4.01%, 10/05/21 (a) (b)	5,248	5,175
JPMorgan Mortgage Acquisition Trust
Series 2006-A5-CW1, REMIC, 1.79%, (1M US LIBOR + 0.24%), 05/25/36 (a)	7,273	7,083
Series 2007-MV6-CH1, REMIC, 2.10%, (1M US LIBOR + 0.55%), 11/25/36 (a)	2,414	2,236
Series 2007-MV1-CH2, REMIC, 1.83%, (1M US LIBOR + 0.28%), 01/25/37 (a)	4,800	4,571
Merrill Lynch Mortgage Investors Trust
Series 2003-1A-A3, REMIC, 3.25%, 05/25/33 (a)	248	257
Series 2005-2A3-A6, REMIC, 1.93%, (1M US LIBOR + 0.38%), 08/25/35 (a)	3,271	3,204
Series 2005-3A-2, REMIC, 2.36%, (1M US LIBOR + 1.00%), 10/25/35 (a)	53	52
Series 2005-1A-2, REMIC, 2.66%, (6M US LIBOR + 1.25%), 10/25/35 (a)	4,628	4,671

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series 2005-5A-3, REMIC, 1.58%, (1M US LIBOR + 0.25%), 11/25/35 (a)	82	79
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-ASB-C22, REMIC, 3.04%, 11/15/24	9,000	9,053
Series 2016-ASB-C31, REMIC, 2.95%, 12/15/25	3,500	3,502
Interest Only, Series 2017-XA-C34, REMIC, 0.83%, 11/15/52 (a)	46,821	2,876
Mosaic Solar Loans LLC
Series 2017-A-2A, 3.82%, 09/20/42 (b)	11,058	11,050
Navient Private Education Loan Trust
Series 2017-B-A, 3.91%, 09/15/25 (b)	8,000	7,912
Navient Student Loan Trust
Series 2017-A1-3X, 1.85%, (1M US LIBOR + 0.30%), 12/25/19 (a) (b)	7,745	7,749
RALI Trust
Series 2006-A1-QO6, REMIC, 1.73%, (1M US LIBOR + 0.18%), 06/25/46 (a)	12,087	5,383
RAMP Trust
Series 2005-M5-EFC1, REMIC, 2.53%, (1M US LIBOR + 0.98%), 05/25/35 (a)	12,706	12,705
RASC Trust
Series 2005-M1-KS1, REMIC, 2.23%, (1M US LIBOR + 0.68%), 02/25/35 (a)	2,903	2,892
Series 2006-AI3-KS9, REMIC, 1.71%, (1M US LIBOR + 0.16%), 09/25/36 (a)	4,202	3,925
Series 2006-1A3-EMX9, REMIC, 1.72%, (1M US LIBOR + 0.17%), 09/25/36 (a)	2,908	2,650
Series 2006-A4-KS7, REMIC, 1.79%, (1M US LIBOR + 0.24%), 09/25/36 (a)	2,530	2,428
Series 2007-A3-KS1, REMIC, 1.70%, (1M US LIBOR + 0.15%), 11/25/36 (a)	9,294	8,920
Renew Financial LLC
Series 2017-A-2A, 3.22%, 09/22/53 (b)	9,834	9,815
Residential Accredit Loans Inc. Trust
Series 2006-A21-QA1, REMIC, 4.39%, 01/25/36 (a)	8,579	7,559
Securitized Asset Backed Receivables LLC Trust
Series 2005-M2-FR2, REMIC, 2.53%, (1M US LIBOR + 0.98%), 03/25/35 (a)	302	303
Series 2006-A3-FR3, REMIC, 1.80%, (1M US LIBOR + 0.25%), 05/25/36 (a)	3,628	2,190
Series 2007-A2A-HE1, REMIC, 1.61%, (1M US LIBOR + 0.06%), 12/25/36 (a)	261	92
SpringCastle America Funding LLC
Series 2016-A-AA, 3.05%, 04/25/29 (b)	6,884	6,927
WhiteHorse VIII Ltd.
Series 2014-AR-1A, 2.28%, 05/01/26 (b)	10,000	10,003
Other Securities		375,694
Total Non-U.S. Government Agency Asset-Backed Securities (cost $780,431)		813,115
CORPORATE BONDS AND NOTES 24.6%
Consumer Discretionary 1.5%
Other Securities		51,092
Consumer Staples 1.1%
Other Securities		35,857
Energy 2.7%
Bharat Petroleum Corp. Ltd.
4.63%, 10/25/22	2,650	2,804
Cheniere Energy Partners LP
5.25%, 10/01/25 (b)	615	627
Indian Oil Corp. Ltd.
5.63% - 5.75%, 08/02/21 - 08/01/23	3,912	4,317
ONGC Videsh Ltd.
3.25%, 07/15/19	1,000	1,006
ONGC Videsh Vankorneft Pte Ltd.
2.88%, 01/27/22	5,300	5,240
Petroleos Mexicanos
6.75%, 09/21/47	2,130	2,219
Other Securities		76,032
		92,245
Financials 8.8%
American Express Co.
2.50%, 08/01/22	9,085	8,975
Bank of America Corp.
2.63%, 04/19/21	2,600	2,613
	Shares/Par[1]	Value
Blackstone CQP Holdco LP
6.50%, 03/20/21 (d) (e)	9,015	9,189
Cantor Fitzgerald LP
6.50%, 06/17/22 (b)	11,100	12,271
Commonwealth Bank of Australia
2.75%, 03/10/22 (b)	6,775	6,799
General Motors Financial Co. Inc.
2.29%, (3M US LIBOR + 0.93%), 04/13/20 (a)	8,000	8,050
Global Bank Corp.
5.13%, 10/30/19	6,500	6,727
Goldman Sachs Group Inc.
2.16%, (3M US LIBOR + 0.78%), 10/31/22 (a)	5,730	5,738
Liberty Mutual Group Inc.
6.50%, 05/01/42 (b)	5,110	6,841
Royal Bank of Scotland Group Plc
3.50%, 05/15/23 (a)	6,700	6,714
Singtel Group Treasury Pte Ltd.
4.50%, 09/08/21	1,200	1,273
SPARC EM Ltd.
0.00%, 12/05/22 (f)	10,475	9,583
Temasek Financial I Ltd.
2.38%, 01/23/23	7,000	6,925
Other Securities		211,889
		303,587
Health Care 1.6%
Becton Dickinson & Co.
2.89%, 06/06/22	6,775	6,734
DJO Finco LLC
8.13%, 06/15/21 (b)	325	304
Other Securities		49,180
		56,218
Industrials 1.8%
Aeropuerto Internacional de Tocumen SA
5.75%, 10/09/23	3,235	3,471
Empresa de Transporte de Pasajeros Metro SA
4.75%, 02/04/24 (b)	1,062	1,143
5.00%, 01/25/47 (b)	1,845	2,026
Gates Global LLC
6.00%, 07/15/22 (b)	1,165	1,192
Tempo Acquisition LLC
6.75%, 06/01/25 (b)	1,185	1,201
Other Securities		52,995
		62,028
Information Technology 1.1%
Other Securities		37,503
Materials 0.6%
Other Securities		21,518
Real Estate 1.5%
AvalonBay Communities Inc.
3.45%, 06/01/25	11,700	11,977
Crown Castle International Corp.
3.65%, 09/01/27	9,570	9,529
Other Securities		29,017
		50,523
Telecommunication Services 1.3%
Axiata Group Bhd
3.47%, 11/19/20	6,500	6,582
Verizon Communications Inc.
3.50%, 11/01/24	15,500	15,776
Other Securities		23,779
		46,137
Utilities 2.6%
NextEra Energy Capital Holdings Inc.
3.55%, 05/01/27	7,170	7,304
SP PowerAssets Ltd.
2.70%, 09/14/22	500	499
Other Securities		81,936
		89,739
Total Corporate Bonds And Notes (cost $851,448)		846,447

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
SENIOR LOAN INTERESTS 3.5%
Consumer Discretionary 1.0%
Other Securities		32,817
Consumer Staples 0.1%
Other Securities		2,543
Energy 0.1%
Other Securities		3,946
Financials 0.3%
Other Securities		11,290
Health Care 0.5%
Change Healthcare Holdings Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 - 02/03/24 (a)	595	595
Diplomat Pharmacy Inc.
Term Loan , 6.04%, (3M LIBOR + 4.50%), 12/31/24 (a) (c)	110	111
Other Securities		14,584
		15,290
Industrials 0.5%
Gates Global LLC
Term Loan B, 4.69%, (3M LIBOR + 3.00%), 04/01/24 (a)	1,194	1,200
Other Securities		14,236
		15,436
Information Technology 0.6%
Other Securities		22,172
Materials 0.2%
Other Securities		7,018
Real Estate 0.0%
Other Securities		997
Telecommunication Services 0.2%
Other Securities		7,396
Total Senior Loan Interests (cost $119,205)		118,905
GOVERNMENT AND AGENCY OBLIGATIONS 43.8%
Collateralized Mortgage Obligations 2.9%
Federal Home Loan Mortgage Corp.
Series 300-336, 3.00%, 08/15/44	47,504	47,326
Series JZ-1507, REMIC, 7.00%, 05/15/23	43	47
Series LZ-2764, REMIC, 4.50%, 03/15/34	4,090	4,356
Series T-A1-75, REMIC, 1.37%, (1M US LIBOR + 0.04%), 12/25/36 (a)	250	248
Series ZL-3979, REMIC, 3.50%, 01/15/42	4,663	4,690
Series AG-4729, REMIC, 3.00%, 01/15/44	25,110	24,821
Federal National Mortgage Association
Series 2006-3A2-5, REMIC, 3.35%, 05/25/35 (a)	33	35
Series 2016-CZ-72, REMIC, 3.00%, 10/25/46	20,597	18,774
		100,297
Commercial Mortgage-Backed Securities 0.0%
Federal Home Loan Mortgage Corp.
Interest Only, Series X1-K023, REMIC, 1.28%, 08/25/22 (a)	29,403	1,434
Mortgage-Backed Securities 10.9%
Federal Home Loan Mortgage Corp.
3.35%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 07/01/27 (a)	-	—
6.00%, 03/01/33 - 05/01/40	2,644	2,985
3.00%, 08/01/46	64,112	64,208
3.00%, 01/01/47	64,095	64,150
3.00%, 03/01/47	45,656	45,695
3.00%, 06/01/47	31,692	31,719
3.50%, 10/01/47	49,552	50,925
3.00%, 12/15/47 (c)	30,000	30,096
Federal National Mortgage Association
4.00% - 5.50%, 03/01/18 - 11/01/20	1,888	1,922
3.16%, 05/01/22	11,310	11,602
2.31% - 5.50%, 02/01/21 - 09/01/27	35,566	36,789
3.12%, (12M US LIBOR +/- MBS spread), 01/01/35 (a)	506	524
4.00% - 6.00%, 03/01/33 - 01/01/46	8,278	8,967
	Shares/Par[1]	Value
3.21%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 01/01/36 (a)	6,169	6,508
2.20% - 2.40%, (12M US Federal Reserve Cumulative Average CMT +/- MBS spread), 09/01/40 - 06/01/43 (a)	177	177
Government National Mortgage Association
2.37% - 2.63%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 05/20/26 - 02/20/27 (a)	23	23
2.37% - 2.63%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 04/20/30 - 02/20/32 (a)	48	49
5.00%, 04/15/39	6,657	7,274
3.00% - 5.00%, 02/15/38 - 07/15/45	12,402	13,109
		376,722
Sovereign 6.0%
Banco del Estado de Chile
4.13%, 10/07/20	5,635	5,877
3.88%, 02/08/22	1,000	1,041
Banco Latinoamericano de Comercio Exterior SA
3.25%, 05/07/20	6,000	6,071
Belgium Government Bond
0.80%, 06/22/25, EUR (b)	1,900	2,360
1.00%, 06/22/26, EUR (b)	4,200	5,267
Chile Government International Bond
3.13%, 03/27/25 (g)	9,000	9,164
Czech Republic Government Bond
0.45%, 10/25/23, CZK	185,000	8,445
Export-Import Bank of India
2.44%, (3M US LIBOR + 1.00%), 08/21/22 (a)	5,300	5,319
Indonesia Government International Bond
4.88%, 05/05/21	9,000	9,596
Ireland Government Bond
5.40%, 03/13/25, EUR	2,900	4,701
1.00%, 05/15/26, EUR	3,900	4,802
Israel Government Bond
4.25%, 03/31/23, ILS	8,250	2,795
1.75%, 08/31/25, ILS	16,000	4,732
Israel Government International Bond
4.00%, 06/30/22	7,500	7,938
Malaysia Sovereign Sukuk Bhd
3.04%, 04/22/25	5,038	5,058
Mexico Bonos
6.50%, 06/09/22, MXN	85,000	4,143
Mexico Government International Bond
4.00%, 10/02/23	9,000	9,426
4.15%, 03/28/27 (g)	6,500	6,750
Panama Government International Bond
4.00%, 09/22/24	9,000	9,550
Philippine Government International Bond
4.20%, 01/21/24	9,000	9,776
Poland Government Bond
1.50%, 04/25/20, PLN	22,675	6,465
Other Securities		77,224
		206,500
Treasury Inflation Indexed Securities 1.6%
U.S. Treasury Inflation Indexed Bond
0.13%, 04/15/22 (h)	55,277	54,863
U.S. Government Agency Obligations 0.0%
Small Business Administration Participation Certificates
5.13% - 6.29%, 01/01/21 - 06/01/24	114	120
U.S. Treasury Securities 22.4%
U.S. Treasury Bond
2.75%, 11/15/42	41,400	41,626
3.63%, 08/15/43	27,000	31,510
3.75%, 11/15/43	2,800	3,333
2.88%, 08/15/45	46,000	47,143
2.75%, 08/15/47	44,000	44,041
U.S. Treasury Note
0.75%, 08/31/18	12,500	12,424
0.75%, 10/31/18	47,500	47,107
1.25%, 11/30/18	46,800	46,566

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
1.13%, 01/15/19	32,000	31,770
0.75% - 1.63%, 04/30/18 - 08/31/20	10,100	10,020
1.13%, 09/30/21	16,400	15,823
1.25%, 10/31/21	48,300	46,791
1.75%, 11/30/21	39,000	38,452
2.00%, 12/31/21	38,700	38,500
1.88%, 01/31/22	39,100	38,691
1.75%, 03/31/22	47,100	46,320
1.50% - 2.50%, 01/31/22 - 02/15/26	18,500	18,106
2.00%, 11/30/22 (g)	3,300	3,271
1.88%, 08/31/24 (g)	32,200	31,325
2.13%, 09/30/24	39,400	38,901
2.25%, 10/31/24	31,850	31,686
2.00%, 02/15/25	5,900	5,766
2.00%, 11/15/26	3,600	3,483
2.25%, 02/15/27	44,000	43,409
2.38%, 05/15/27	13,300	13,261
2.25%, 08/15/27	42,050	41,446
		770,771
Total Government And Agency Obligations (cost $1,511,348)		1,510,707
OTHER EQUITY INTERESTS 0.0%
General Motors Co. Escrow (c) (i) (j)	128	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 6.0%
Investment Companies 2.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (k) (l)	71,808	71,808
Securities Lending Collateral 1.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (l)	66,990	66,990
Treasury Securities 2.0%
U.S. Treasury Bill
1.30%, 03/08/18 (m)	46,200	46,092
1.47%, 06/07/18 (m)	22,000	21,863
		67,955
Total Short Term Investments (cost $206,757)		206,753
Total Investments 101.5% (cost $3,469,189)		3,495,927
Other Derivative Instruments (0.0)%		(250)
Other Assets and Liabilities, Net (1.5)%		(50,580)
Total Net Assets 100.0%		$3,445,097

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $545,599 and 15.8%, respectively.

(c) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(g) All or portion of the security was on loan.

(h) Treasury inflation indexed note, par amount is adjusted for inflation.

(i) Non-income producing security.

(j) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(k) Investment in affiliate.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(m) The coupon rate represents the yield to maturity.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Australia & New Zealand Banking Group Ltd., 4.88%, 01/12/21	11/02/17	$4,506	$4,476	0.1%
Blackstone CQP Holdco LP, 6.50%, 03/20/21	03/07/17	9,015	9,189	0.3
Piper Jaffray Cos., 5.06%, 10/09/18	10/09/15	3,000	3,028	0.1
		$16,521	$16,693	0.5%

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	JPM	01/03/18	BRL	652	197	7
USD/AUD	GSC	01/12/18	AUD	(2,800)	(2,187)	(80)
USD/BRL	BNP	01/03/18	BRL	(652)	(197)	(6)
USD/EUR	GSC	01/12/18	EUR	(7,600)	(9,134)	(109)
USD/HUF	GSC	01/12/18	HUF	(955,000)	(3,694)	(71)
USD/JPY	GSC	01/12/18	JPY	(740,000)	(6,572)	9
					(21,587)	(250)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/DoubleLine Emerging Markets Fixed Income Fund
CORPORATE BONDS AND NOTES 72.2%
Brazil 1.3%
Cosan Overseas Ltd.
8.25%, (callable at 100 beginning 02/05/18) (a) (b)	2,500	$2,566
Marb BondCo Plc
7.00%, 03/15/24 (a)	3,200	3,212
Marfrig Holdings Europe BV
8.00%, 06/08/23 (c)	700	730
7.00%, 03/15/24 (c)	800	803
		7,311
Cayman Islands 2.1%
SPARC EM Ltd.
0.00%, 12/05/22 (d)	5,900	5,398
0.00%, 12/05/22 (c) (d)	6,800	6,221
		11,619
Chile 8.6%
Banco de Credito e Inversiones
4.00%, 02/11/23	3,100	3,216
Banco Santander Chile
3.88%, 09/20/22	650	675
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22	2,300	2,429
E.CL SA
5.63%, 01/15/21	3,000	3,240
Embotelladora Andina SA
5.00%, 10/01/23	7,766	8,514
Empresa Nacional de Electricidad SA
4.25%, 04/15/24	1,125	1,173
Guanay Finance Ltd.
6.00%, 12/15/20	1,264	1,302
Inversiones CMPC SA
6.13%, 11/05/19	800	854
4.50%, 04/25/22	5,775	6,044
Itau CorpBanca
3.88%, 09/22/19	12,500	12,750
S.A.C.I. Falabella
3.75%, 04/30/23	5,600	5,735
Transelec SA
4.63%, 07/26/23	795	847
		46,779
China 7.7%
Alibaba Group Holding Ltd.
3.13%, 11/28/21	7,800	7,925
2.80%, 06/06/23	300	299
CNOOC Finance 2011 Ltd.
4.25%, 01/26/21	1,700	1,766
CNOOC Finance 2012 Ltd.
3.88%, 05/02/22	800	826
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	10,500	10,603
CNPC General Capital Ltd.
2.70%, 11/25/19	200	200
3.95%, 04/19/22	1,200	1,245
3.40%, 04/16/23	6,000	6,077
Sinopec Group Overseas Development 2016 Ltd.
2.75%, 05/03/21 - 09/29/26	3,700	3,516
Sinopec Group Overseas Development 2017 Ltd.
2.25%, 09/13/20 (c)	2,500	2,470
3.63%, 04/12/27 (c)	7,000	7,067
		41,994
Colombia 1.3%
Bancolombia SA
6.13%, 07/26/20 (a)	700	748
Empresa de Energia de Bogota SA ESP
6.13%, 11/10/21	1,300	1,327
Transportadora de Gas Internacional SA ESP
5.70%, 03/20/22	4,500	4,614
5.70%, 03/20/22 (c)	250	256
		6,945
	Shares/Par[1]	Value
Costa Rica 0.8%
Banco de Costa Rica
5.25%, 08/12/18	1,453	1,458
Banco Nacional de Costa Rica
4.88%, 11/01/18	1,000	1,008
5.88%, 04/25/21 (a)	1,700	1,760
		4,226
Dominican Republic 0.3%
Banco de Reservas de la Republica Dominicana
7.00%, 02/01/23	1,794	1,893
Guatemala 0.4%
Energuate Trust
5.88%, 05/03/27 (c)	800	827
Industrial Senior Trust
5.50%, 11/01/22	1,400	1,421
		2,248
Hong Kong 3.5%
CK Hutchison International 17 Ltd.
2.25%, 09/29/20 (c)	400	396
2.88%, 04/05/22	1,500	1,495
2.88%, 04/05/22 (c)	400	399
2.75%, 03/29/23 (c)	3,000	2,944
3.50%, 04/05/27 (a)	1,600	1,598
3.50%, 04/05/27 (c)	4,000	3,996
CNPC HK Overseas Capital Ltd.
4.50%, 04/28/21	5,500	5,782
Hutchison Whampoa International 12 II Ltd.
3.25%, 11/08/22	2,200	2,222
		18,832
India 7.6%
Adani Ports & Special Economic Zone Ltd.
3.50%, 07/29/20	1,905	1,924
3.95%, 01/19/22	3,340	3,407
Bharti Airtel Ltd.
4.38%, 06/10/25 (a)	8,000	8,140
Indian Oil Corp. Ltd.
5.63%, 08/02/21	3,742	4,061
5.75%, 08/01/23	8,300	9,236
ONGC Videsh Vankorneft Pte Ltd.
2.88%, 01/27/22	2,200	2,175
3.75%, 07/27/26	10,000	9,962
UPL Corp. Ltd.
3.25%, 10/13/21	2,350	2,341
		41,246
Israel 0.1%
Delek & Avner Tamar Bond Ltd.
5.41%, 12/30/25 (c)	320	322
Jamaica 0.9%
Digicel Group Ltd.
7.13%, 04/01/22 (a)	5,000	4,644
Malaysia 6.7%
Axiata Group Bhd
3.47%, 11/19/20	10,000	10,126
Gohl Capital Ltd.
4.25%, 01/24/27	10,500	10,776
Malayan Banking Bhd
3.90%, 10/29/26 (e)	3,000	3,064
Petronas Capital Ltd.
3.50%, 03/18/25	8,500	8,706
Petronas Global Sukuk Ltd.
2.71%, 03/18/20	4,000	4,005
		36,677
Mexico 3.2%
America Movil SAB de CV
5.00%, 03/30/20	1,350	1,425
3.13%, 07/16/22	5,000	5,059
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander
5.95%, 01/30/24 (e)	3,700	3,836
Coca-Cola Femsa SAB de CV
3.88%, 11/26/23	650	678

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Fomento Economico Mexicano SAB de CV
2.88%, 05/10/23	4,696	4,644
Grupo Idesa SA de CV
7.88%, 12/18/20	1,400	1,318
Sixsigma Networks Mexico SA de CV
8.25%, 11/07/21	662	700
		17,660
Netherlands 1.5%
AES Andres BV
7.95%, 05/11/26 (c)	1,500	1,625
Bharti Airtel International (Netherlands) BV
5.13%, 03/11/23	4,800	5,094
Petrobras Global Finance BV
7.25%, 03/17/44	1,600	1,664
		8,383
Panama 3.5%
Banistmo SA
3.65%, 09/19/22 (c)	1,600	1,572
ENA Norte Trust
4.95%, 04/25/23	7,265	7,564
Global Bank Corp.
5.13%, 10/30/19	3,400	3,519
4.50%, 10/20/21 (c)	200	204
4.50%, 10/20/21	5,800	5,915
		18,774
Peru 7.1%
Banco de Credito del Peru
2.25%, 10/25/19	7,000	6,965
5.38%, 09/16/20	3,400	3,621
Banco Internacional del Peru S.A.A. of Panama
5.75%, 10/07/20	8,700	9,352
BBVA Banco Continental SA
5.00%, 08/26/22 (a)	1,400	1,509
Corp. Financiera de Desarrollo SA
3.25%, 07/15/19	1,200	1,209
Fondo Mivivienda SA
3.50%, 01/31/23	6,802	6,811
3.50%, 01/31/23 (c)	450	451
Transportadora de Gas del Peru SA
4.25%, 04/30/28	8,300	8,562
		38,480
Philippines 1.7%
BDO Unibank Inc.
2.63%, 10/24/21	6,000	5,947
2.95%, 03/06/23	3,200	3,148
		9,095
Qatar 0.8%
Ooredoo International Finance Ltd.
3.88%, 01/31/28	4,200	4,170
Singapore 10.7%
BPRL International Singapore Pte Ltd.
4.38%, 01/18/27	8,500	8,764
DBS Group Holdings Ltd.
3.60%, (callable at 100 beginning 09/07/21) (b)	8,000	8,000
2.01%, (3M US LIBOR + 0.49%), 06/08/20 (e)	1,000	1,001
1.99%, (3M US LIBOR + 0.62%), 07/25/22 (c) (e)	2,650	2,662
1.99%, (3M US LIBOR + 0.62%), 07/25/22 (e)	1,400	1,406
Oversea-Chinese Banking Corp. Ltd.
4.00%, 10/15/24 (e)	6,284	6,395
Singtel Group Treasury Pte Ltd.
4.50%, 09/08/21	2,800	2,971
SP PowerAssets Ltd.
2.70%, 09/14/22	900	898
Temasek Financial I Ltd.
2.38%, 01/23/23	13,028	12,887
United Overseas Bank Ltd.
3.75%, 09/19/24 (e)	7,900	7,999
3.50%, 09/16/26 (e)	5,200	5,239
		58,222
United States of America 2.4%
Reliance Holding USA Inc.
4.50%, 10/19/20	1,100	1,151
	Shares/Par[1]	Value
5.40%, 02/14/22	11,075	12,015
		13,166
Total Corporate Bonds And Notes (cost $392,578)		392,686
GOVERNMENT AND AGENCY OBLIGATIONS 25.5%
Chile 4.4%
Banco del Estado de Chile
4.13%, 10/07/20	2,826	2,947
3.88%, 02/08/22 (a)	2,700	2,812
Chile Government International Bond
2.25%, 10/30/22 (a)	2,200	2,166
3.13%, 03/27/25	3,300	3,360
3.13%, 01/21/26 (a)	12,600	12,751
		24,036
Costa Rica 0.4%
Costa Rica Government International Bond
10.00%, 08/01/20	1,930	2,203
India 1.7%
Export-Import Bank of India
2.75%, 04/01/20	200	200
3.13%, 07/20/21 (a)	3,733	3,747
2.44%, (3M US LIBOR + 1.00%), 08/21/22 (e)	1,900	1,907
4.00%, 01/14/23	3,500	3,624
		9,478
Indonesia 3.3%
Indonesia Government International Bond
4.88%, 05/05/21	6,400	6,824
Perusahaan Penerbit SBSN Indonesia III
4.15%, 03/29/27	1,000	1,029
4.15%, 03/29/27 (c)	9,900	10,172
		18,025
Israel 3.0%
Israel Government International Bond
4.00%, 06/30/22	7,700	8,149
3.15%, 06/30/23	3,500	3,585
2.88%, 03/16/26	4,700	4,688
		16,422
Malaysia 2.2%
Malaysia Sovereign Sukuk Bhd
3.04%, 04/22/25	9,055	9,091
Malaysia Sukuk Global Bhd
3.18%, 04/27/26	1,000	1,006
Wakala Global Sukuk Bhd
4.65%, 07/06/21	1,500	1,604
		11,701
Mexico 3.5%
Mexico Government International Bond
4.00%, 10/02/23	6,100	6,389
4.15%, 03/28/27 (a)	8,000	8,308
United Mexican States
4.13%, 01/21/26 (a)	4,000	4,173
		18,870
Panama 3.1%
Banco Latinoamericano de Comercio Exterior SA
3.25%, 05/07/20	1,751	1,772
Panama Government International Bond
4.00%, 09/22/24	9,500	10,080
3.88%, 03/17/28	4,545	4,752
		16,604
Philippines 3.5%
Philippine Government International Bond
4.20%, 01/21/24	11,100	12,057
3.70%, 02/02/42	7,000	6,974
		19,031
Poland 0.4%
Poland Government International Bond
5.13%, 04/21/21	2,000	2,165
Total Government And Agency Obligations (cost $138,559)		138,535

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
SHORT TERM INVESTMENTS 6.3%
Investment Companies 1.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (f) (g)	5,952	5,952
Securities Lending Collateral 5.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (g)	27,972	27,972
Total Short Term Investments (cost $33,924)		33,924
Total Investments 104.0% (cost $565,061)		565,145
Other Assets and Liabilities, Net (4.0)%		(21,547)
Total Net Assets 100.0%		$543,598

(a) All or portion of the security was on loan.

(b) Perpetual security. Next contractual call date presented, if applicable.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $43,117 and 7.9%, respectively.

(d) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/DoubleLine Shiller Enhanced CAPE Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 42.4%
AIMCO CLO Corp.
Series 2014-AR-AA, 2.46%, (3M US LIBOR + 1.10%), 07/20/26 (a) (b)	5,000	$5,008
ALM XIX LLC
Series 2016-A1-19A, 2.91%, (3M US LIBOR + 1.55%), 07/15/28 (a) (b)	5,000	5,029
Series 2016-A2-19A, 3.56%, (3M US LIBOR + 2.20%), 07/15/28 (a) (b)	5,000	5,049
Anchorage Capital CLO Ltd.
Series 2014-AR-5A, 2.51%, (3M US LIBOR + 1.15%), 10/15/26 (a) (b)	1,000	1,003
Series 2012-A2R-1A, 3.46%, (3M US LIBOR + 2.10%), 01/13/27 (a) (b)	5,000	5,013
Series 2014-A-5RA, 0.00%, (3M US LIBOR + 0.99%), 01/15/30 (a) (b)	1,000	1,000
Apidos CLO XXIV
Series 2016-A2-24A, 3.36%, (3M US LIBOR + 2.00%), 07/20/27 (a) (b)	5,000	5,037
Atlas Senior Loan Fund IV Ltd.
Series 2013-A1LR-2A, 2.40%, (3M US LIBOR + 0.98%), 02/17/26 (a) (b)	7,000	7,005
Babson CLO Ltd.
Series 2014-AR-3A, 2.68%, (3M US LIBOR + 1.32%), 01/15/26 (a) (b)	5,000	5,006
Bayview Opportunity Master Fund IIIB Trust
Series 2017-A1-RN2, 3.47%, 04/28/32 (a) (b)	2,676	2,688
Bayview Opportunity Master Fund IVB Trust
Series 2017-A1-NPL1, REMIC, 3.60%, 01/28/32 (b) (c)	2,857	2,854
BBCMS Trust
Series 2017-C-DELC, REMIC, 2.68%, (1M US LIBOR + 1.20%), 08/15/19 (a) (b)	331	331
Series 2017-D-DELC, REMIC, 3.18%, (1M US LIBOR + 1.70%), 08/15/19 (a) (b)	377	376
Series 2017-E-DELC, REMIC, 3.98%, (1M US LIBOR + 2.50%), 08/15/19 (a) (b)	789	789
Series 2017-F-DELC, REMIC, 4.98%, (1M US LIBOR + 3.50%), 08/15/19 (a) (b)	756	753
Series 2017-E-GLKS, 4.44%, (1M US LIBOR + 2.85%), 11/15/19 (a) (b)	2,480	2,480
Series 2015-D-STP, REMIC, 4.28%, 09/10/20 (a) (b)	425	428
Series 2014-E-BXO, REMIC, 4.04%, (1M US LIBOR + 2.56%), 08/15/27 (a) (b)	2,669	2,675
Interest Only, Series 2017-XA-C1, REMIC, 1.52%, 02/15/50 (a)	22,788	2,368
Bear Stearns Alt-A Trust
Series 2006-31A1-4, REMIC, 3.54%, 07/25/36 (a)	7,177	6,588
CFCRE Commercial Mortgage Trust
Interest Only, Series 2016-XA-C3, REMIC, 1.07%, 12/12/25 (a)	5,069	346
Series 2016-C-C4, REMIC, 4.88%, 04/10/26 (a)	2,332	2,400
Interest Only, Series 2017-XA-C8, 1.67%, 06/15/50 (a)	16,546	1,808
Interest Only, Series 2016-XA-C4, REMIC, 1.75%, 05/10/58 (a)	28,128	2,992
CFIP CLO Ltd.
Series 2014-AR-1A, 2.68%, (3M US LIBOR + 1.32%), 07/13/29 (a) (b)	7,500	7,570
Citigroup Commercial Mortgage Trust
Series 2015-A5-GC27, REMIC, 3.14%, 12/10/24	461	464
Series 2015-C-GC27, REMIC, 4.43%, 01/10/25 (a)	828	798
Series 2015-C-GC35, REMIC, 4.65%, 11/10/25	311	311
Interest Only, Series 2014-XA-GC19, REMIC, 1.20%, 03/10/47 (a)	39,742	2,088
Interest Only, Series 2014-XA-GC21, REMIC, 1.24%, 05/10/47 (a)	36,590	2,197
Interest Only, Series 2015-XA-GC35, REMIC, 0.89%, 11/10/48 (a)	4,011	188
Interest Only, Series 2016-XA-GC36, REMIC, 1.34%, 02/10/49 (a)	4,303	340
Interest Only, Series 2016-XA-GC37, REMIC, 1.80%, 04/10/49 (a)	8,553	954
	Shares/Par[1]	Value
Interest Only, Series 2016-XA-P3, REMIC, 1.71%, 04/15/49 (a)	7,679	770
Interest Only, Series 2016-XA-P5, REMIC, 1.55%, 10/10/49 (a)	11,384	1,080
Interest Only, Series 2017-XA-P7, REMIC, 1.14%, 04/14/50 (a)	34,962	2,800
COMM Mortgage Trust
Series 2012-C-CR4, REMIC, 4.44%, 11/15/22 (a) (b)	673	614
Series 2013-D-LC13, REMIC, 5.04%, 09/10/23 (a) (b)	1,483	1,451
Series 2015-D-DC1, REMIC, 4.35%, 02/10/25 (a) (b)	1,750	1,356
Interest Only, Series 2015-XA-CR27, REMIC, 1.15%, 09/10/25 (a)	12,500	738
Series 2016-C-CR28, REMIC, 4.65%, 12/10/25 (a)	450	447
Interest Only, Series 2015-XA-LC21, REMIC, 0.85%, 07/10/48 (a)	23,575	947
Interest Only, Series 2015-XA-CR25, REMIC, 0.95%, 08/10/48 (a)	23,373	1,265
Interest Only, Series 2015-XA-CR26, REMIC, 1.04%, 10/10/48 (a)	5,318	311
Commercial Mortgage Loan Trust
Interest Only, Series 2013-XA-CR12, REMIC, 1.29%, 10/10/46 (a)	39,419	1,993
Commercial Mortgage Pass-Through Certificates
Series 2015-C-LC23, REMIC, 4.65%, 10/10/25 (a)	306	319
Interest Only, Series 2014-XA-UBS3, REMIC, 1.30%, 06/10/47 (a)	39,304	2,064
Commercial Mortgage Trust
Interest Only, Series 2017-XA-CD4, REMIC, 1.33%, 04/10/27 (a)	18,422	1,660
Credit Suisse Commercial Mortgage Trust
Series 2008-AM-C1, REMIC, 6.33%, 02/15/41 (a) (b)	106	106
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-2A1-11, REMIC, 6.00%, 12/25/35	1,301	1,279
Credit Suisse Mortgage Trust
Series 2017-A-1, 4.50%, 03/25/21 (b)	4,293	4,319
Series 2017-E-LSTK, REMIC, 3.33%, 04/05/21 (a) (b)	1,799	1,782
CSMC Trust
Series 2017-E-CHOP, REMIC, 4.78%, (1M US LIBOR + 3.30%), 07/15/32 (a) (b)	2,125	2,130
Cutwater Ltd.
Series 2014-A1AR-1A, 2.61%, (3M US LIBOR + 1.25%), 07/15/26 (a) (b)	8,000	8,018
CVP CLO Ltd.
Series 2017-A-1A, 2.65%, (3M US LIBOR + 1.34%), 07/20/30 (a) (b)	7,500	7,582
Series 2017-A-2A, 0.00%, (3M US LIBOR + 1.19%), 01/20/31 (a) (b) (d)	10,000	10,000
Deephaven Residential Mortgage Trust
Series 2017-A1-1A, REMIC, 2.72%, 10/25/25 (a) (b)	1,454	1,454
Series 2017-A2-3A, REMIC, 2.71%, 10/25/47 (a) (b)	6,643	6,614
Series 2017-A3-3A, REMIC, 2.81%, 10/25/47 (a) (b)	6,643	6,614
FirstKey Mortgage Trust
Series 2014-A8-1, REMIC, 3.50%, 12/25/33 (a) (b)	6,185	6,284
GS Mortgage Securities Corp. II
Interest Only, Series 2017-XA-GS8, 0.98%, 11/10/50 (a)	32,659	2,432
GS Mortgage Securities Trust
Series 2013-D-GC13, REMIC, 4.09%, 07/10/23 (a) (b)	662	608
Interest Only, Series 2015-XA-GC34, REMIC, 1.36%, 10/10/25 (a)	3,450	269
Interest Only, Series 2014-XA-GC20, REMIC, 1.00%, 04/10/47 (a)	9,406	460
Interest Only, Series 2014-XA-GC24, REMIC, 0.83%, 09/10/47 (a)	10,394	413
Series 2014-D-GC26, REMIC, 4.51%, 11/10/47 (a) (b)	2,349	2,028

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Interest Only, Series 2015-XA-GS1, REMIC, 0.82%, 11/10/48 (a)	5,672	288
Interest Only, Series 2017-XA-GS6, 1.05%, 05/10/50 (a)	30,359	2,430
Halcyon Loan Advisors Funding Ltd.
Series 2015-A1R-3A, 2.58%, (3M US LIBOR + 0.90%), 10/18/27 (a) (b)	10,000	10,000
Hildene CLO II Ltd.
Series 2014-AR-2A, 2.54%, (3M US LIBOR + 1.18%), 07/19/26 (a) (b)	5,400	5,411
Jimmy Johns Funding LLC
Series 2017-A2II-1A, 4.85%, 07/30/27 (b)	5,985	5,972
JPMBB Commercial Mortgage Securities Trust
Series 2013-D-C15, REMIC, 5.08%, 10/15/23 (a) (b)	920	894
Series 2015-C-C32, REMIC, 4.67%, 10/15/25 (a)	420	418
Series 2015-C-C33, REMIC, 4.62%, 11/15/25 (a)	359	371
Interest Only, Series 2014-XA-C21, REMIC, 1.07%, 08/15/47 (a)	13,263	698
Interest Only, Series 2014-XA-C22, REMIC, 0.92%, 09/15/47 (a)	47,888	2,204
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2008-A4-C2, REMIC, 6.07%, 01/12/18	87	87
Series 2016-E-WPT, REMIC, 6.48%, (1M US LIBOR + 5.00%), 10/15/18 (a) (b)	1,873	1,892
Series 2016-E-WIKI, REMIC, 4.01%, 10/05/21 (a) (b)	2,356	2,323
Series 2016-B-ASH, 3.63%, (1M US LIBOR + 2.15%), 10/15/22 (a) (b)	1,199	1,202
Series 2016-C-ASH, 4.23%, (1M US LIBOR + 2.75%), 10/15/22 (a) (b)	677	679
Series 2006-AM-LDP9, REMIC, 5.37%, 05/15/47	201	202
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-B702-FRR1, RE-REMIC, 4.23%, 03/27/18 (b)	2,085	2,069
Series 2017-C-MAUI, REMIC, 2.73%, (1M US LIBOR + 1.25%), 07/15/19 (a) (b)	576	576
Series 2017-D-MAUI, REMIC, 3.43%, (1M US LIBOR + 1.95%), 07/15/19 (a) (b)	541	541
Series 2017-E-MAUI, REMIC, 4.43%, (1M US LIBOR + 2.95%), 07/15/19 (a) (b)	479	479
Series 2017-F-MAUI, REMIC, 5.23%, (1M US LIBOR + 3.75%), 07/15/19 (a) (b)	674	675
Series 2015-D-MAR7, REMIC, 5.23%, 06/05/22 (b)	1,491	1,520
Interest Only, Series 2015-XA-C32, REMIC, 1.48%, 09/15/25 (a)	14,566	874
Series 2015-F-JP1, REMIC, 4.74%, 12/15/25 (a) (b)	1,123	820
Series 2004-D-CBX, REMIC, 5.10%, 01/12/37 (a)	1,581	1,599
Series 2006-AMS-LDP9, REMIC, 5.34%, 05/15/47	1,000	999
Series 2007-AM-CB18, REMIC, 5.47%, 06/12/47 (a)	124	123
Interest Only, Series 2015-XA-JP1, REMIC, 1.14%, 01/15/49 (a)	4,941	264
Interest Only, Series 2016-XA-JP4, REMIC, 0.81%, 12/15/49 (a)	19,288	867
Series 2007-AM-C1, REMIC, 5.95%, 02/15/51 (a)	275	275
JPMorgan Mortgage Trust
Series 2014-A707-FRR1, RE-REMIC, 4.35%, 12/27/18 (b)	1,857	1,855
Kabbage Asset Securitization LLC
Series 2017-A-1, 4.57%, 03/16/20 (b)	5,000	5,053
KVK CLO Ltd.
Series 2015-AR-1A, 2.56%, (3M US LIBOR + 1.25%), 05/20/27 (a) (b)	7,500	7,543
Midocean Credit CLO VII
Series 2017-A1-7A, 2.67%, (3M US LIBOR + 1.32%), 07/15/29 (a) (b)	7,000	7,021
Milos CLO Ltd.
Series 2017-A-1A, 2.61%, (3M US LIBOR + 1.25%), 10/20/30 (a) (b)	7,500	7,528
Morgan Stanley Bank of America Merrill Lynch Trust
Interest Only, Series 2014-XA-C15, REMIC, 1.09%, 02/15/24 (a)	16,469	748
	Shares/Par[1]	Value
Series 2014-C-C17, REMIC, 4.45%, 07/15/24 (a)	1,240	1,226
Series 2015-D-C20, REMIC, 3.07%, 01/15/25 (b)	1,000	759
Series 2015-C-C25, REMIC, 4.53%, 09/15/25 (a)	420	438
Series 2015-D-C26, REMIC, 3.06%, 10/15/25 (b)	550	453
Series 2015-D-C27, REMIC, 3.24%, 11/15/25 (b)	297	220
Series 2015-C-C27, REMIC, 4.53%, 11/15/25 (a)	207	199
Interest Only, Series 2016-XA-C28, REMIC, 1.28%, 01/15/26 (a)	4,600	343
Series 2016-C-C29, REMIC, 4.75%, 04/15/26 (a)	2,371	2,478
Morgan Stanley Capital I Trust
Series 2017-E-CLS, 3.20%, (1M US LIBOR + 1.95%), 11/15/19 (a) (b)	2,575	2,577
Series 2017-F-CLS, 3.85%, (1M US LIBOR + 2.60%), 11/15/19 (a) (b)	2,556	2,558
Series 2014-CPT, REMIC, 3.45%, 07/13/21 (a) (b)	540	538
Series 2014-CPT, REMIC, 3.45%, 07/13/21 (a) (b)	527	515
Series 2014-CPT, REMIC, 3.45%, 07/13/21 (a) (b)	986	977
Series 2015-AFSC-XLF2, 4.48%, (1M US LIBOR + 3.00%), 08/15/26 (a) (b)	315	313
Interest Only, Series 2015-XA-UBS8, REMIC, 0.96%, 12/15/48 (a)	4,912	284
Interest Only, Series 2016-XA-UB12, 0.82%, 12/15/49 (a)	4,140	206
Interest Only, Series 2017-XA-H1, 1.46%, 06/15/50 (a)	26,657	2,522
MP CLO IV Ltd.
Series 2013-ARR-2A, 2.65%, (3M US LIBOR + 1.28%), 07/25/29 (a) (b)	7,500	7,562
Nationstar HECM Loan Trust
Series 2017-M1-1A, 2.94%, 11/25/19 (b)	7,000	7,014
OneMain Financial Issuance Trust
Series 2015-A-2A, 2.57%, 10/18/18 (b)	1,559	1,558
Series 2017-A1-1A, 2.37%, 04/14/21 (b)	5,000	4,954
Series 2014-A-2A, 2.47%, 09/18/24 (b)	12	12
Pretium Mortgage Credit Partners I LLC
Series 2017-A1-NPL1, REMIC, 3.50%, 04/29/31 (b) (c)	6,417	6,426
Series 2017-NPL3, 3.25%, 06/29/32 (b) (c)	9,034	9,044
Sofi Consumer Loan Program LLC
Series 2017-A1-5, 2.14%, 11/25/19 (b)	1,657	1,653
Series 2017-A1-6, 2.20%, 12/25/19 (b)	3,307	3,299
Series 2016-A-3, 3.05%, 05/25/21 (b)	1,126	1,131
Series 2017-A-3, 2.77%, 01/25/22 (b)	1,133	1,136
Series 2017-A2-6, 2.82%, 01/25/22 (b)	3,500	3,480
Series 2017-A2-5, 2.78%, 03/25/22 (b)	1,250	1,235
Series 2017-A-1, 3.28%, 01/26/26 (b)	956	965
Series 2017-A-2, 3.28%, 02/25/26 (b)	671	675
SpringCastle America Funding LLC
Series 2016-A-AA, 3.05%, 04/25/29 (b)	3,037	3,056
Springleaf Funding Trust
Series 2015-A-AA, 3.16%, 05/15/19 (b)	4,000	4,016
Series 2016-A-AA, 2.90%, 03/15/20 (b)	5,000	5,007
TAL Advantage VI LLC
Series 2017-A-1A, 4.50%, 04/21/42	7,499	7,690
TCI-Cent CLO Ltd.
Series 2016-A1-1A, 2.84%, (3M US LIBOR + 1.52%), 12/21/29 (a) (b)	3,000	3,047
Series 2016-A2-1A, 3.52%, (3M US LIBOR + 2.20%), 12/21/29 (a) (b)	3,000	3,029
THL Credit Wind River CLO Ltd.
Series 2016-A-1A, 3.01%, (3M US LIBOR + 1.65%), 07/15/28 (a) (b)	4,000	4,017
Series 2016-B-1A, 3.71%, (3M US LIBOR + 2.35%), 07/15/28 (a) (b)	5,000	5,042
Venture VII CDO Ltd.
Series 2006-A2-7A, 1.60%, (3M US LIBOR + 0.24%), 01/20/22 (a) (b)	2,246	2,231
Venture VIII CDO Ltd.
Series 2007-A2A-8A, 1.58%, (3M US LIBOR + 0.22%), 07/22/21 (a) (b)	21	21
Series 2007-B-8A, 1.78%, (3M US LIBOR + 0.42%), 07/22/21 (a) (b)	2,000	1,996

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Venture XVII CLO Ltd.
Series 2014-AR-17A, 2.44%, (3M US LIBOR + 1.08%), 07/15/26 (a) (b)	2,500	2,504
Venture XXIX CDO Ltd.
Series 2017-A-29A, 2.60%, (3M US LIBOR + 1.28%), 09/15/30 (a) (b)	4,000	4,013
VOLT LIX LLC
Series 2017-A1-NPL6, 3.25%, 05/25/47 (b) (c)	5,366	5,367
VOLT LVII LLC
Series 2017-A1-NPL4, 3.38%, 04/25/47 (b) (c)	3,864	3,868
VOLT LX LLC
Series 2017-A1-NPL7, 3.25%, 04/25/59 (b) (c)	3,720	3,723
VOLT LXI LLC
Series 2017-A1-NPL8, 3.13%, 06/25/20 (b) (c)	3,511	3,513
VOLT LXII LLC
Series 2017-A1-NPL9, 3.13%, 09/25/47 (b) (c)	3,845	3,847
Wells Fargo Commercial Mortgage Trust
Series 2017-C-SMP, REMIC, 2.68%, (1M US LIBOR + 1.20%), 12/15/19 (a) (b)	484	484
Series 2017-D-SMP, REMIC, 3.13%, (1M US LIBOR + 1.65%), 12/15/19 (a) (b)	290	290
Series 2017-E-SMP, REMIC, 3.73%, 12/15/19 (a) (b)	903	903
Series 2014-D-LC16, REMIC, 3.94%, 06/15/24 (b)	325	269
Interest Only, Series 2015-XA-C31, REMIC, 1.09%, 07/15/25 (a)	4,422	281
Series 2015-C-C31, REMIC, 4.61%, 11/15/25 (a)	400	417
Series 2015-D-NXS4, REMIC, 3.60%, 11/18/25 (a)	375	340
Series 2015-C-NXS4, REMIC, 4.60%, 11/18/25 (a)	310	320
Series 2015-A4-P2, REMIC, 3.81%, 12/15/25	363	382
Interest Only, Series 2017-XA-C38, 1.09%, 07/15/50 (a)	26,472	2,030
Series 2015-C-LC22, REMIC, 4.54%, 09/15/58 (a)	302	304
Series 2016-C-C32, REMIC, 4.72%, 01/15/59 (a)	311	298
Wells Fargo Mortgage-Backed Securities Trust
Series 2007-1A7-3, REMIC, 5.75%, 04/25/37	2,926	2,964
Series 2007-A1-7, REMIC, 6.00%, 06/25/37	1,036	1,045
Series 2007-A1-AR4, REMIC, 3.65%, 08/25/37 (a)	1,199	1,200
Other Securities		209,907
Total Non-U.S. Government Agency Asset-Backed Securities (cost $592,448)		594,814
CORPORATE BONDS AND NOTES 13.6%
Consumer Discretionary 0.4%
Other Securities		5,351
Consumer Staples 1.0%
Other Securities		14,572
Energy 1.6%
Bharat Petroleum Corp. Ltd.
4.63%, 10/25/22	2,300	2,433
Indian Oil Corp. Ltd.
5.63%, 08/02/21	900	977
ONGC Videsh Ltd.
3.25%, 07/15/19	1,500	1,509
3.75%, 05/07/23	200	203
ONGC Videsh Vankorneft Pte Ltd.
2.88%, 01/27/22	900	890
Petronas Capital Ltd.
3.13%, 03/18/22	1,000	1,010
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20	1,000	995
Sinopec Group Overseas Development 2016 Ltd.
2.00%, 09/29/21	200	194
Sinopec Group Overseas Development 2017 Ltd.
3.00%, 04/12/22	600	599
3.00%, 04/12/22 (b)	700	700
Other Securities		13,372
		22,882
Financials 6.4%
CNOOC Finance 2012 Ltd.
3.88%, 05/02/22	800	825
	Shares/Par[1]	Value
CNOOC Finance 2015 Australia Pty Ltd.
2.63%, 05/05/20	1,500	1,496
CNPC General Capital Ltd.
3.95%, 04/19/22	1,900	1,972
CNPC HK Overseas Capital Ltd.
4.50%, 04/28/21	300	315
Goldman Sachs Group Inc.
2.90%, 07/19/18	670	674
2.30%, 12/13/19	1,755	1,752
JPMorgan Chase & Co.
2.25%, 01/23/20	2,195	2,197
Morgan Stanley
2.29%, (3M US LIBOR + 0.93%), 07/22/22 (a)	2,200	2,220
Other Securities		77,942
		89,393
Health Care 1.1%
Other Securities		16,131
Industrials 0.7%
Other Securities		9,360
Information Technology 0.5%
Other Securities		6,731
Materials 0.4%
Other Securities		5,342
Real Estate 0.2%
Other Securities		2,846
Telecommunication Services 0.8%
Axiata Group Bhd
3.47%, 11/19/20	2,200	2,228
Other Securities		8,836
		11,064
Utilities 0.5%
Other Securities		7,211
Total Corporate Bonds And Notes (cost $191,339)		190,883
SENIOR LOAN INTERESTS 7.5%
Consumer Discretionary 2.1%
Other Securities		29,588
Consumer Staples 0.1%
Other Securities		1,306
Energy 0.2%
Other Securities		2,658
Financials 1.0%
Other Securities		13,595
Health Care 0.8%
Other Securities		11,118
Industrials 0.7%
Prime Security Services Borrower LLC
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 05/02/22 (a)	637	641
Other Securities		8,741
		9,382
Information Technology 1.5%
Other Securities		21,110
Materials 0.4%
Other Securities		6,350
Real Estate 0.0%
Other Securities		123
Telecommunication Services 0.7%
Other Securities		10,672
Total Senior Loan Interests (cost $106,011)		105,902
GOVERNMENT AND AGENCY OBLIGATIONS 19.1%
Collateralized Mortgage Obligations 2.9%
Federal Home Loan Mortgage Corp.
Series QA-4060, REMIC, 1.50%, 09/15/26	4,290	4,190
Series AN-4030, REMIC, 1.75%, 04/15/27	7,601	7,476
Series CD-4484, REMIC, 1.75%, 07/15/30	6,767	6,635
Series BA-4642, REMIC, 3.00%, 02/15/41	7,732	7,787
Series FA-4125, REMIC, 1.83%, (1M US LIBOR + 0.35%), 11/15/42 (a)	5,425	5,422

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series HA-4582, REMIC, 3.00%, 09/15/45	3,834	3,836
Federal National Mortgage Association
Series 2016-PA-72, REMIC, 3.00%, 07/25/46	5,511	5,503
		40,849
Commercial Mortgage-Backed Securities 0.1%
Federal Home Loan Mortgage Corp.
Interest Only, Series X1-K722, REMIC, 1.31%, 03/25/23 (a)	13,004	709
Mortgage-Backed Securities 0.7%
Federal Home Loan Mortgage Corp.
3.50%, 09/01/32	9,676	10,031
Sovereign 2.0%
Banco del Estado de Chile
3.88%, 02/08/22	2,400	2,499
Chile Government International Bond
3.25%, 09/14/21	1,600	1,647
2.25%, 10/30/22	2,900	2,855
Export-Import Bank of India
2.75%, 04/01/20	300	300
3.13%, 07/20/21	2,000	2,008
2.44%, (3M US LIBOR + 1.00%), 08/21/22 (a)	200	201
Wakala Global Sukuk Bhd
4.65%, 07/06/21	2,400	2,567
Other Securities		16,617
		28,694
Treasury Inflation Indexed Securities 2.2%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/18 (e)	31,265	31,221
U.S. Treasury Securities 11.2%
U.S. Treasury Note
1.00%, 03/15/18	4,500	4,497
0.88%, 03/31/18	40,350	40,293
0.88%, 05/31/18	35,950	35,866
0.75%, 10/31/18	13,550	13,438
2.00%, 08/31/21	31,300	31,192
2.13%, 09/30/21	31,250	31,265
		156,551
Total Government And Agency Obligations (cost $270,130)		268,055
SHORT TERM INVESTMENTS 15.9%
Investment Companies 12.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (f) (g)	172,413	172,413
	Shares/Par[1]	Value
Treasury Securities 3.6%
U.S. Treasury Bill
1.13%, 01/18/18 (h)	15,000	14,992
1.30%, 03/08/18 (h)	36,000	35,916
		50,908
Total Short Term Investments (cost $223,321)		223,321
Total Investments 98.5% (cost $1,383,249)		1,382,975
Other Derivative Instruments 4.0%		55,882
Other Assets and Liabilities, Net (2.5)%		(34,121)
Total Net Assets 100.0%		$1,404,736

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $479,812 and 34.2%, respectively.

(c) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) Treasury inflation indexed note, par amount is adjusted for inflation.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(h) The coupon rate represents the yield to maturity.

Summary of Investments by Country^	Total Long Term Investments
Australia	0.5%
Canada	0.5
Cayman Islands	14.5
Chile	1.4
China	0.8
Colombia	0.3
Costa Rica	0.2
Dominican Republic	0.1
France	0.2
Germany	0.1
Guatemala	0.1
Hong Kong	0.2
India	0.9
Indonesia	0.3
Ireland	0.4
Israel	0.3
Jamaica	—
Japan	0.2
Malaysia	0.8
Mexico	0.7
Panama	0.4
Peru	0.7
Philippines	0.6
Poland	0.1
Singapore	1.0

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Summary of Investments by Country^	Total Long Term Investments
Switzerland	0.1
United Kingdom	0.6
United States of America	74.0
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

OTC Total Return Swap Agreements
Reference Entity[2]	Counterparty	Rate Paid/Received by Fund[9]	Expiration	Notional[1]	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
INDEX
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/19/18	30,000	1,965
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/05/18	2,800	(19)
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/05/18	2,400	(8)
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/05/18	500	(2)
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/05/18	1,400	6
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	07/20/18	100,000	488
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/05/18	3,400	—
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/05/18	1,200	18
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/05/18	15,200	74
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/19/18	70,000	4,804
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	04/20/18	50,000	1,907
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	04/20/18	50,000	1,915
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/05/18	1,400	7
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/05/18	10,100	147
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	06/22/18	50,000	725
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/05/18	2,300	(10)
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/05/18	800	7
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	03/23/18	100,000	7,658
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	05/25/18	100,000	3,250
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/05/18	1,600	(7)
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	01/05/18	5,900	84
Shiller Barclays CAPE US Sector Index (E) ‡	BCL	Fixed Rate of 0.47%	02/16/18	100,000	5,591
Shiller Barclays CAPE US Sector Index (E) ‡	BNP	Fixed Rate of 0.43%	06/07/18	100,000	3,050
Shiller Barclays CAPE US Sector Index (E) ‡	BNP	Fixed Rate of 0.43%	02/08/18	50,000	2,768
Shiller Barclays CAPE US Sector Index (E) ‡	BNP	Fixed Rate of 0.43%	02/08/18	50,000	3,002
Shiller Barclays CAPE US Sector Index (E) ‡	BNP	Fixed Rate of 0.43%	07/12/18	100,000	1,430
Shiller Barclays CAPE US Sector Index (E) ‡	BNP	Fixed Rate of 0.43%	05/10/18	50,000	1,911
Shiller Barclays CAPE US Sector Index (E) ‡	BNP	Fixed Rate of 0.43%	04/05/18	100,000	4,317
Shiller Barclays CAPE US Sector Index (E) ‡	BNP	Fixed Rate of 0.43%	03/08/18	100,000	4,653
Shiller Barclays CAPE US Sector Index (E) ‡	BNP	Fixed Rate of 0.43%	01/11/18	100,000	6,151
					55,882

‡Shiller Barclays CAPE US Sector Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE Ratio (the "Relative CAPE Indicator") and that possess relatively strong price momentum over the period of six months. Each U.S. sector is represented by an ETF that invests primarily in equity securities of companies in the relevant sector. The components of the index are publicly available at https://indices.barclays/IM/21/en/indices/details.app;ticker=BXIICSEU;tab=constituents.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/FPA + DoubleLine Flexible Allocation Fund *
COMMON STOCKS 60.2%
Consumer Discretionary 8.8%
Expedia Inc.	290	$34,754
Naspers Ltd. - Class N	414	115,209
WPP Plc	2,263	41,009
Other Securities		1,027
		191,999
Consumer Staples 0.6%
Unilever NV - CVA	249	14,028
Energy 1.4%
Gazprom OAO Via Gaz Capital SA - ADR	1,800	7,939
Lukoil PJSC - ADR	206	11,816
Occidental Petroleum Corp.	88	6,484
Rosneft OAO - GDR	810	4,047
		30,286
Financials 17.0%
Ally Financial Inc.	1,332	38,853
American Express Co.	294	29,151
American International Group Inc. (a)	1,112	66,261
Aon Plc - Class A (a)	468	62,707
Bank of America Corp. (a)	2,452	72,388
Citigroup Inc.	811	60,312
Groupe Bruxelles Lambert SA (b)	404	43,702
		373,374
Health Care 3.3%
Mylan NV (c)	1,053	44,564
Thermo Fisher Scientific Inc.	148	28,089
		72,653
Industrials 7.5%
Arconic Inc.	2,160	58,861
General Electric Co. (a)	1,085	18,934
Jardine Strategic Holdings Ltd.	293	11,608
United Technologies Corp. (a)	583	74,358
		163,761
Information Technology 20.7%
Alphabet Inc. - Class A (c)	31	32,912
Alphabet Inc. - Class C (c)	31	32,784
Analog Devices Inc.	451	40,109
Baidu.com - Class A - ADR (c)	182	42,589
Cisco Systems Inc. (a)	1,570	60,143
Microsoft Corp. (a)	812	69,491
Oracle Corp. (a)	2,172	102,685
QUALCOMM Inc.	195	12,493
TE Connectivity Ltd.	634	60,264
		453,470
Materials 0.9%
Alcoa Corp. (a) (c)	132	7,097
MMC Norilsk Nickel - ADR	621	11,684
		18,781
Total Common Stocks (cost $1,088,677)		1,318,352
PREFERRED STOCKS 0.9%
Consumer Discretionary 0.9%
Porsche Automobil Holding SE (d)	226	18,955
Total Preferred Stocks (cost $13,054)		18,955
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.9%
ALM XIX LLC
Series 2016-A1-19A, 2.91%, (3M US LIBOR + 1.55%), 07/15/28 (e) (f)	5,000	5,029
Series 2016-A2-19A, 3.56%, (3M US LIBOR + 2.20%), 07/15/28 (e) (f)	5,000	5,049
Banc of America Commercial Mortgage Trust
Interest Only, Series 2016-XA-UB10, REMIC, 2.00%, 06/15/49 (e)	9,572	1,019
Bear Stearns Alt-A Trust
Series 2006-31A1-4, REMIC, 3.54%, 07/25/36 (e)	9,029	8,288
CG-CCRE Commercial Mortgage Trust
Series 2014-A-FL2, REMIC, 3.33%, (1M US LIBOR + 1.85%), 11/15/31 (e) (f)	322	321
	Shares/Par[1]	Value
Citigroup Mortgage Loan Trust Inc.
Series 2007-1A1A-AR8, REMIC, 3.53%, 08/25/37 (e)	2,540	2,368
FirstKey Mortgage Trust
Series 2014-A8-1, REMIC, 3.50%, 12/25/33 (e) (f)	10,308	10,474
GS Mortgage Securities Corp. II
Interest Only, Series 2017-XA-GS8, 0.98%, 11/10/50 (e)	12,591	938
GS Mortgage Securities Trust
Series 2013-A2-GC14, REMIC, 3.00%, 08/10/18	1,798	1,805
Series 2017-E-500K, 2.98%, (1M US LIBOR + 1.50%), 07/15/19 (e) (f)	462	462
Series 2017-F-500K, 3.28%, (1M US LIBOR + 1.80%), 07/15/19 (e) (f)	317	317
Series 2017-G-500K, 3.98%, (1M US LIBOR + 2.50%), 07/15/19 (e) (f)	202	202
Interest Only, Series 2013-XA-GC10, REMIC, 1.56%, 02/10/46 (e)	13,527	828
Interest Only, Series 2016-XA-GS2, REMIC, 1.67%, 05/10/49 (e)	13,991	1,360
Interest Only, Series 2016-XA-GS3, 1.28%, 10/10/49 (e)	10,775	872
Interest Only, Series 2017-XA-GS6, 1.05%, 05/10/50 (e)	15,183	1,215
Jamestown CLO III Ltd.
Series 2013-A1AR-3A, 2.50%, (3M US LIBOR + 1.14%), 01/15/26 (e) (f)	2,000	2,002
Jamestown CLO IV Ltd.
Series 2014-A1AR-4A, 2.05%, (3M US LIBOR + 0.69%), 07/15/26 (e) (f)	4,000	4,000
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2016-B-ASH, 3.63%, (1M US LIBOR + 2.15%), 10/15/22 (e) (f)	596	597
Series 2016-C-ASH, 4.23%, (1M US LIBOR + 2.75%), 10/15/22 (e) (f)	337	338
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2017-C-MAUI, REMIC, 2.73%, (1M US LIBOR + 1.25%), 07/15/19 (e) (f)	254	254
Series 2017-D-MAUI, REMIC, 3.43%, (1M US LIBOR + 1.95%), 07/15/19 (e) (f)	238	238
Series 2017-E-MAUI, REMIC, 4.43%, (1M US LIBOR + 2.95%), 07/15/19 (e) (f)	211	211
Series 2017-F-MAUI, REMIC, 5.23%, (1M US LIBOR + 3.75%), 07/15/19 (e) (f)	297	297
Series 2014-A-FL6, REMIC, 2.88%, (1M US LIBOR + 1.40%), 11/15/31 (e) (f)	581	581
Series 2006-AMS-LDP9, REMIC, 5.34%, 05/15/47	1,138	1,137
Series 2007-AM-LDPX, REMIC, 5.46%, 01/15/49 (e)	600	602
Series 2007-AM-LD11, REMIC, 6.01%, 06/15/49 (e)	314	321
JPMorgan Mortgage Trust
Series 2014-A707-FRR1, RE-REMIC, 4.35%, 12/27/18 (f)	1,022	1,021
Kabbage Asset Securitization LLC
Series 2017-A-1, 4.57%, 03/16/20 (f)	7,000	7,074
PRPM LLC
Series 2017-2, 3.47%, 09/25/22 (f) (g)	9,553	9,553
RCO Trust
Series 2017-A-INV1, REMIC, 3.20%, 11/25/52 (e) (f)	6,598	6,617
Series 2017-M1-INV1, REMIC, 3.90%, 11/25/52 (e) (f)	3,732	3,716
Sofi Consumer Loan Program LLC
Series 2017-A1-5, 2.14%, 11/25/19 (f)	1,657	1,653
Series 2017-A1-6, 2.20%, 12/25/19 (f)	2,362	2,356
Series 2016-A-3, 3.05%, 05/25/21 (f)	1,126	1,131
Series 2017-A-3, 2.77%, 01/25/22 (f)	1,510	1,515
Series 2017-A2-6, 2.82%, 01/25/22 (f)	2,500	2,486
Series 2017-A2-5, 2.78%, 03/25/22 (f)	1,000	988
Series 2017-A-1, 3.28%, 01/26/26 (f)	1,911	1,929
SpringCastle America Funding LLC
Series 2016-A-AA, 3.05%, 04/25/29 (f)	3,240	3,260

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Springleaf Funding Trust
Series 2015-A-AA, 3.16%, 05/15/19 (f)	4,000	4,016
THL Credit Wind River CLO Ltd.
Series 2016-A-1A, 3.01%, (3M US LIBOR + 1.65%), 07/15/28 (e) (f)	4,000	4,017
Series 2016-B-1A, 3.71%, (3M US LIBOR + 2.35%), 07/15/28 (e) (f)	5,000	5,042
Series 2014-AR-2A, 0.00%, (3M US LIBOR + 1.14%), 01/15/31 (e) (f) (h)	2,500	2,500
VOLT LVII LLC
Series 2017-A1-NPL4, 3.38%, 04/25/47 (f) (g)	8,280	8,288
Westlake Automobile Receivables Trust
Series 2016-C-3A, 2.46%, 01/18/22 (f)	5,000	4,967
Series 2017-C-2A, 2.59%, 12/15/22 (f)	5,000	4,958
WinWater Mortgage Loan Trust
Series 2016-2A3-1, REMIC, 3.00%, 12/20/30 (e) (f)	6,235	6,190
Other Securities		148,168
Total Non-U.S. Government Agency Asset-Backed Securities (cost $281,466)		282,570
CORPORATE BONDS AND NOTES 7.9%
Consumer Discretionary 0.6%
Other Securities		13,554
Consumer Staples 0.6%
Other Securities		13,649
Energy 1.0%
Bharat Petroleum Corp. Ltd.
4.63%, 10/25/22 (i)	1,700	1,799
Indian Oil Corp. Ltd.
5.63%, 08/02/21	1,300	1,411
ONGC Videsh Ltd.
3.25%, 07/15/19	800	805
ONGC Videsh Vankorneft Pte Ltd.
2.88%, 01/27/22 (i)	1,100	1,088
Other Securities		16,078
		21,181
Financials 3.1%
American Express Co.
2.20%, 10/30/20	1,830	1,815
Bank of America Corp.
2.63%, 10/19/20	1,810	1,823
Citigroup Inc.
2.05%, 12/07/18	1,360	1,358
2.33%, (3M US LIBOR + 0.96%), 04/25/22 (e)	1,070	1,081
Goldman Sachs Group Inc.
2.90%, 07/19/18	730	734
2.30%, 12/13/19	1,085	1,083
JPMorgan Chase & Co.
2.25%, 01/23/20	1,990	1,991
Other Securities		57,571
		67,456
Health Care 0.7%
Thermo Fisher Scientific Inc.
2.15%, 12/14/18	1,380	1,380
3.60%, 08/15/21	180	186
Other Securities		13,894
		15,460
Industrials 0.4%
Prime Security Services Borrower LLC
9.25%, 05/15/23 (f)	410	454
United Technologies Corp.
1.50%, 11/01/19	1,120	1,107
1.90%, 05/04/20	1,215	1,203
Other Securities		6,594
		9,358
Information Technology 0.3%
QUALCOMM Inc.
2.10%, 05/20/20	2,015	2,006
Other Securities		4,170
		6,176
Materials 0.2%
Other Securities		5,287
	Shares/Par[1]	Value
Real Estate 0.2%
Other Securities		4,621
Telecommunication Services 0.5%
Other Securities		10,447
Utilities 0.3%
Other Securities		6,032
Total Corporate Bonds And Notes (cost $173,175)		173,221
SENIOR LOAN INTERESTS 2.6%
Consumer Discretionary 0.7%
Other Securities		15,018
Consumer Staples 0.1%
Other Securities		944
Energy 0.0%
Other Securities		535
Financials 0.3%
Other Securities		7,108
Health Care 0.3%
Other Securities		6,259
Industrials 0.2%
Prime Security Services Borrower LLC
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 05/02/22 (e)	368	371
Other Securities		4,855
		5,226
Information Technology 0.5%
Other Securities		11,031
Materials 0.2%
Other Securities		3,769
Real Estate 0.0%
Other Securities		87
Telecommunication Services 0.3%
Other Securities		6,106
Total Senior Loan Interests (cost $56,102)		56,083
GOVERNMENT AND AGENCY OBLIGATIONS 17.1%
Collateralized Mortgage Obligations 4.0%
Federal Home Loan Mortgage Corp.
Series AN-4030, REMIC, 1.75%, 04/15/27	15,835	15,575
Series ME-4181, REMIC, 2.50%, 05/15/32	12,490	12,403
Series AC-3985, REMIC, 2.25%, 12/15/40	1,225	1,219
Series FA-4125, REMIC, 1.83%, (1M US LIBOR + 0.35%), 11/15/42 (e)	13,834	13,827
Federal National Mortgage Association
Series 2012-KC-56, REMIC, 2.25%, 03/25/39	3,335	3,318
Series 2012-AP-101, REMIC, 2.00%, 08/25/40	10,285	10,057
Series 2017-TA-12, REMIC, 3.00%, 04/25/42	4,665	4,685
Series 2016-LA-32, REMIC, 3.00%, 10/25/44	15,166	15,170
Series 2015-MA-94, REMIC, 3.00%, 01/25/46	2,540	2,580
Government National Mortgage Association
Series 2004-FH-70, REMIC, 1.90%, (1M US LIBOR + 0.40%), 07/20/34 (e)	6,222	6,249
Series 2010-FL-167, REMIC, 1.85%, (1M US LIBOR + 0.35%), 12/20/40 (e)	1,979	1,984
		87,067
Commercial Mortgage-Backed Securities 0.0%
Federal Home Loan Mortgage Corp.
Interest Only, Series X1-K722, REMIC, 1.31%, 03/25/23 (e)	10,465	571
Mortgage-Backed Securities 6.7%
Federal Home Loan Mortgage Corp.
3.50%, 09/01/32	11,611	12,037
3.50%, 11/01/44	7,638	7,934
3.50%, 03/01/46	15,427	15,861
Federal National Mortgage Association
3.42%, 01/01/24	1,335	1,368
3.50%, 12/01/29	3,447	3,565
3.00%, 05/01/31	7,271	7,411
3.00%, 01/01/37	9,300	9,442
2.00%, 01/25/40	11,568	11,496
3.00%, 10/01/41	4,444	4,463

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
3.00%, 10/25/42	13,959	14,019
3.50%, 02/01/46	8,515	8,674
3.50%, 02/01/46	9,831	10,015
3.50%, 04/01/46	8,769	9,082
3.50%, 04/01/46	13,013	13,256
3.50%, 06/01/46	13,886	14,146
3.50%, 12/01/46	4,232	4,348
		147,117
Sovereign 0.9%
Export-Import Bank of India
2.75%, 04/01/20	200	200
3.13%, 07/20/21	1,500	1,506
2.44%, (3M US LIBOR + 1.00%), 08/21/22 (e)	200	201
Other Securities		17,885
		19,792
Treasury Inflation Indexed Securities 0.9%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/18 (j)	19,741	19,713
U.S. Treasury Securities 4.6%
U.S. Treasury Note
1.00%, 03/15/18	4,910	4,907
1.25%, 01/31/20	14,900	14,707
1.38%, 02/29/20	11,150	11,025
1.63%, 06/30/20	20,900	20,747
1.38%, 01/31/21	24,950	24,474
1.13%, 02/28/21	26,500	25,763
		101,623
Total Government And Agency Obligations (cost $379,314)		375,883
INVESTMENT COMPANIES 2.2%
Altaba Inc. (c) (i)	688	48,025
Total Investment Companies (cost $29,344)		48,025
SHORT TERM INVESTMENTS 2.7%
Investment Companies 2.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (k) (l)	45,046	45,046
Securities Lending Collateral 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (l)	14,800	14,800
Total Short Term Investments (cost $59,846)		59,846
Total Investments 106.5% (cost $2,080,978)		2,332,935
Total Securities Sold Short (9.6)% (proceeds $119,543)		(210,457)
Other Assets and Liabilities, Net 3.1%		68,958
Total Net Assets 100.0%		$2,191,436

(a) All or a portion of the security is pledged or segregated as collateral.

(b) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(c) Non-income producing security.

(d) Convertible security.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $268,160 and 12.2%, respectively.

(g) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(h) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(i) All or portion of the security was on loan.

(j) Treasury inflation indexed note, par amount is adjusted for inflation.

(k) Investment in affiliate.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

	Shares/Par[1]	Value
SECURITIES SOLD SHORT (9.6%)
COMMON STOCKS (7.9%)
Information Technology (7.9%)
Alibaba Group Holding Ltd. - ADS	(202)	$(34,883)
Tencent Holdings Ltd.	(2,567)	(133,502)
Yahoo! Japan Corp.	(1,069)	(4,895)
Total Common Stocks (proceeds $88,239)		(173,280)
	Shares/Par[1]	Value
PREFERRED STOCKS (0.8%)
Consumer Discretionary (0.8%)
Volkswagen AG (a)	(84)	(16,747)
Total Preferred Stocks (proceeds $12,774)		(16,747)
INVESTMENT COMPANIES (0.9%)
iShares Russell 2000 ETF	(134)	(20,430)
Total Investment Companies (proceeds $18,530)		(20,430)
Total Securities Sold Short (9.6%) (proceeds $119,543)		$(210,457)

(a) Convertible security.

Summary of Investments by Country^	Total Long Term Investments
Australia	0.2%
Belgium	1.9
Bermuda	0.1
Brazil	—
Canada	0.2
Cayman Islands	3.5
Chile	0.5
China	2.1
Colombia	—
Costa Rica	—
Dominican Republic	0.1
France	0.1
Germany	0.9
Guatemala	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Summary of Investments by Country^	Total Long Term Investments
Hong Kong	0.1
India	0.4
Indonesia	0.1
Ireland	0.1
Israel	0.2
Jamaica	—
Japan	0.1
Malaysia	0.2
Mexico	0.3
Netherlands	0.6
Panama	0.1
Peru	0.2
Philippines	0.2
Poland	—
Russian Federation	1.6
Singapore	0.3
South Africa	5.1
Switzerland	2.7
United Arab Emirates	—
United Kingdom	4.9
United States of America	73.2
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Media Group Holdings LLC	04/23/13	$50,938	$1,027	—%
		$50,938	$1,027	—%

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Franklin Templeton Global Fund *
COMMON STOCKS 95.4%
Canada 2.6%
Wheaton Precious Metals Corp.	496	$10,985
Other Securities		16,401
		27,386
China 3.9%
Baidu.com - Class A - ADR (a)	69	16,121
China Life Insurance Co. Ltd. - Class H	4,397	13,813
China Mobile Ltd.	442	4,502
China Telecom Corp. Ltd. - Class H - ADR	136	6,461
		40,897
France 5.1%
AXA SA	509	15,151
BNP Paribas SA	176	13,178
Other Securities		25,542
		53,871
Germany 3.2%
Innogy SE	279	10,973
Siemens AG	96	13,352
Other Securities		9,352
		33,677
Hong Kong 1.0%
Kunlun Energy Co. Ltd.	7,867	8,195
Other Securities		2,120
		10,315
India 0.9%
Other Securities		9,445
Indonesia 0.6%
Other Securities		6,322
Ireland 2.3%
Allergan Plc	91	14,864
Other Securities		9,419
		24,283
Israel 1.9%
Teva Pharmaceutical Industries Ltd. - ADR (b)	1,032	19,557
Italy 1.5%
ENI SpA	919	15,261
Japan 4.4%
Panasonic Corp.	944	13,814
SoftBank Group Corp.	178	14,110
Other Securities		18,604
		46,528
Luxembourg 1.5%
SES SA - FDR	968	15,148
Netherlands 5.2%
Aegon NV	2,032	12,974
Akzo Nobel NV (b)	131	11,447
Royal Dutch Shell Plc - Class B	732	24,878
Other Securities		5,191
		54,490
Portugal 1.0%
Other Securities		10,204
Russian Federation 0.9%
Other Securities		9,187
Singapore 2.0%
Singapore Telecommunications Ltd.	5,670	15,129
Other Securities		6,203
		21,332
South Korea 4.4%
KB Financial Group Inc. - ADR	235	13,778
Samsung Electronics Co. Ltd. - GDR (c)	22	25,965
Other Securities		6,639
		46,382
	Shares/Par[1]	Value
Spain 0.8%
Other Securities		8,535
Sweden 1.7%
Other Securities		18,244
Switzerland 2.4%
Roche Holding AG	42	10,596
UBS Group AG	793	14,606
		25,202
Thailand 1.2%
Bangkok Bank PCL - NVDR	555	3,419
Bangkok Bank PCL	1,322	8,888
		12,307
United Kingdom 11.4%
BAE Systems Plc	1,981	15,365
BP Plc	2,765	19,557
HSBC Holdings Plc (b)	1,802	18,447
Kingfisher Plc	3,741	17,077
Standard Chartered Plc (a)	1,769	18,653
Vodafone Group Plc	3,404	10,834
Other Securities		19,110
		119,043
United States of America 35.5%
Alphabet Inc. - Class A (a)	13	14,200
AmerisourceBergen Corp.	127	11,670
Amgen Inc.	110	19,207
Apache Corp.	248	10,462
Apple Inc.	83	14,051
Capital One Financial Corp.	137	13,689
Citigroup Inc.	306	22,793
Comcast Corp. - Class A	331	13,247
ConocoPhillips Co.	258	14,151
Coty Inc. - Class A	625	12,431
Eli Lilly & Co.	132	11,117
Gilead Sciences Inc.	203	14,573
JPMorgan Chase & Co.	111	11,924
Microsoft Corp.	176	15,032
Navistar International Corp. (a)	349	14,962
Oracle Corp.	455	21,530
Perrigo Co. Plc	139	12,149
Twenty-First Century Fox Inc. - Class A	598	20,632
United Parcel Service Inc. - Class B	93	11,043
Walgreens Boots Alliance Inc.	169	12,266
Other Securities		80,875
		372,004
Total Common Stocks (cost $862,537)		999,620
CORPORATE BONDS AND NOTES 0.5%
United States of America 0.5%
Other Securities		4,988
Total Corporate Bonds And Notes (cost $4,446)		4,988
SHORT TERM INVESTMENTS 7.1%
Investment Companies 4.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	42,938	42,938
Securities Lending Collateral 3.0%
Securities Lending Cash Collateral Fund LLC, 1.30% (d) (e)	31,751	31,751
Total Short Term Investments (cost $74,689)		74,689
Total Investments 103.0% (cost $941,672)		1,079,297
Other Assets and Liabilities, Net (3.0)%		(31,538)
Total Net Assets 100.0%		$1,047,759

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Samsung Electronics Co. Ltd.	11/05/13	$12,858	$25,965	2.5%
		$12,858	$25,965	2.5%

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Franklin Templeton Global Multisector Bond Fund
CORPORATE BONDS AND NOTES 0.8%
Canada 0.7%
B2Gold Corp.
3.25%, 10/01/18 (a)	11,440	$12,116
South Africa 0.1%
K2016470219 South Africa Ltd.
3.00%, 12/31/22 (b) (c) (d)	9,327	233
8.00%, 12/31/22, EUR (b) (c) (d)	2,840	239
K2016470260 South Africa Ltd.
25.00%, 12/31/22 (b) (c) (d)	1,701	1,478
		1,950
Total Corporate Bonds And Notes (cost $17,010)		14,066
GOVERNMENT AND AGENCY OBLIGATIONS 62.8%
Argentina 4.0%
Argentina Bonos del Tesoro
22.75%, 03/05/18, ARS	1,465	78
18.20%, 10/03/21, ARS	471,841	25,853
16.00%, 10/17/23, ARS	156,983	8,340
15.50%, 10/17/26, ARS	592,206	32,371
Republic of Argentina
21.20%, 09/19/18, ARS	24,693	1,259
		67,901
Brazil 7.3%
Brazil Inflation Indexed Notas do Tesouro Nacional
6.00%, 08/15/22, BRL (e)	5,079	4,846
Brazil Notas do Tesouro Nacional
10.00%, 01/01/19 - 01/01/25, BRL	393,762	120,326
		125,172
Colombia 4.3%
Colombia Government International Bond
7.75%, 04/14/21, COP	13,557,000	4,826
4.38%, 03/21/23, COP	592,000	187
9.85%, 06/28/27, COP	942,000	394
Colombia TES
11.25%, 10/24/18, COP	8,392,000	2,958
7.00%, 09/11/19 - 06/30/32, COP	18,816,000	6,516
10.00%, 07/24/24, COP	23,517,000	9,499
7.50%, 08/26/26, COP	43,193,800	15,436
6.00%, 04/28/28, COP	24,457,200	7,819
7.75%, 09/18/30, COP	68,925,000	25,094
Titulos de Tesoreria
11.00%, 07/24/20, COP	4,536,000	1,726
		74,455
Ghana 4.5%
Ghana Government Bond
23.23%, 02/19/18, GHS	7,810	1,738
22.49%, 04/23/18, GHS	3,140	705
23.47%, 05/21/18, GHS	21,120	4,775
19.04%, 09/24/18, GHS	27,610	6,187
21.50%, 03/09/20, GHS	50	12
21.00%, 03/23/20, GHS	1,385	329
18.25%, 09/21/20 - 07/25/22, GHS	4,150	956
24.00%, 11/23/20, GHS	13,760	3,527
24.50%, 10/22/18 - 06/21/21, GHS	91,806	21,964
24.75%, 03/01/21 - 07/19/21, GHS	31,980	8,491
18.75%, 01/24/22, GHS	11,430	2,665
19.75%, 03/25/24 - 03/15/32, GHS	42,160	10,053
19.00%, 11/02/26, GHS	33,440	8,110
Ghana Treasury Note
24.25%, 06/11/18, GHS	4,630	1,054
22.50%, 12/10/18, GHS	12,300	2,842
21.00%, 01/07/19, GHS	9,550	2,186
19.95%, 05/06/19, GHS	2,710	618
17.24%, 11/11/19, GHS	340	75
		76,287
India 11.6%
India Government Bond
7.28%, 06/03/19, INR	15,800	250
7.80%, 05/03/20 - 04/11/21, INR	1,485,800	23,803
8.27%, 06/09/20, INR	750,000	12,125
	Shares/Par[1]	Value
8.12%, 12/10/20, INR	285,000	4,612
8.79%, 11/08/21, INR	682,000	11,284
8.20%, 02/15/22, INR	690,000	11,177
8.35%, 05/14/22, INR	120,200	1,961
8.15%, 06/11/22, INR	1,623,000	26,301
8.08%, 08/02/22, INR	1,329,000	21,486
8.13%, 09/21/22, INR	48,000	776
6.84%, 12/19/22, INR	228,000	3,519
7.16%, 05/20/23, INR	75,600	1,182
8.83%, 11/25/23, INR	2,176,400	36,540
7.68%, 12/15/23, INR	1,872,000	29,865
9.15%, 11/14/24, INR	812,000	13,840
		198,721
Indonesia 9.8%
Indonesia Government Bond
8.25%, 07/15/21, IDR	95,969,000	7,593
7.00%, 05/15/27, IDR	844,889,000	65,424
10.50%, 08/15/30, IDR	5,090,000	483
Indonesia Treasury Bond
8.38%, 03/15/24 - 09/15/26, IDR	1,063,224,000	87,593
9.00%, 03/15/29, IDR	22,569,000	1,953
8.75%, 05/15/31, IDR	62,734,000	5,339
		168,385
Kenya 0.7%
Kenya Government International Bond
6.88%, 06/24/24 (f)	10,411	11,075
Mexico 10.7%
Mexico Bonos
4.75%, 06/14/18, MXN	1,246,280	62,626
8.50%, 12/13/18, MXN	293,250	15,038
5.00%, 12/11/19, MXN	1,793,350	86,923
8.00%, 06/11/20, MXN	144,220	7,402
6.50%, 06/10/21, MXN	224,690	11,051
Mexico Government Inflation Indexed Bond
4.00%, 06/13/19, MXN (g)	5,715	293
Mexico Inflation Indexed Udibonos
2.50%, 12/10/20, MXN (g)	4,540	225
		183,558
Philippines 0.8%
Philippine Government Bond
5.88%, 01/31/18, PHP	250	5
2.13%, 05/23/18, PHP	224,299	4,475
5.00%, 08/18/18, PHP	29,430	596
3.88%, 11/22/19, PHP	452,100	9,025
3.38%, 08/20/20, PHP	2,060	40
		14,141
Serbia 1.6%
Republic of Serbia
4.88%, 02/25/20 (f)	3,260	3,382
7.25%, 09/28/21 (f)	13,690	15,658
Serbia Treasury Bond
8.00%, 10/22/20, RSD	2,250	25
10.00%, 04/27/18 - 09/11/21, RSD	767,050	8,577
		27,642
South Africa 2.2%
Republic of South Africa
10.50%, 12/21/26, ZAR	90,969	8,185
6.25%, 03/31/36, ZAR	51,766	3,010
South Africa Government Bond
8.00%, 01/31/30, ZAR	102,795	7,572
7.00%, 02/28/31, ZAR	62,505	4,189
8.25%, 03/31/32, ZAR	119,656	8,822
8.88%, 02/28/35, ZAR	60,355	4,587
8.50%, 01/31/37, ZAR	25,071	1,818
		38,183
South Korea 4.8%
Korea Monetary Stabilization Bond
0.00%, 01/16/18, KRW (h)	17,430,000	16,271
1.33%, 10/02/18, KRW	16,490,000	15,339
1.61%, 10/08/18, KRW	27,880,000	26,027
1.72%, 12/02/18, KRW	4,040,000	3,768

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Korea Treasury Bond
1.75%, 12/10/18, KRW	21,527,000	20,088
		81,493
Ukraine 0.5%
Ukraine Government International Bond
0.00%, 05/31/40 (f) (i)	16,220	8,820
Total Government And Agency Obligations (cost $1,057,953)		1,075,833
PREFERRED STOCKS 0.0%
United Kingdom 0.0%
CEVA Holdings LLC - Series A-2 (a) (c) (d) (j) (k)	1	350
CEVA Holdings LLC - Series A-1 (a) (c) (d) (j) (k)	—	10
Total Preferred Stocks (cost $1,030)		360
COMMON STOCKS 0.0%
South Africa 0.0%
Edcon Holdings Ltd. - Class A (c) (d) (j) (k)	124,902	101
Edcon Holdings Ltd. - Class B (c) (d) (j) (k)	14,399	12
		113
United Kingdom 0.0%
CEVA Holdings LLC (c) (d) (j) (k)	—	161
Total Common Stocks (cost $572)		274
WARRANTS 0.0%
South Africa 0.0%
Edcon Ltd. (c) (d) (j) (k)	6	—
Edcon Ltd. (c) (d) (j) (k)	9,235	—
Edcon Ltd. (c) (d) (j) (k)	114,036	—
Total Warrants (cost $0)		—
SHORT TERM INVESTMENTS 26.4%
Investment Companies 7.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (l) (m)	119,176	119,176
Treasury Securities 19.4%
Brazil Letras do Tesouro Nacional
0.00%, 07/01/19 - 07/01/20, BRL (n)	348,347	91,725
Letras del Banco Central de la Republica Argentina
1.21%, 07/18/18, ARS (n)	122,392	5,700
Mexico Cetes
0.34%, 01/04/18 - 02/01/18, MXN (n)	4,027	2,048
0.36%, 03/28/18 - 05/10/18, MXN (n)	42,251	21,070
0.37%, 06/21/18, MXN (n)	12,856	6,323
0.35%, 03/01/18 - 10/11/18, MXN (n)	44,733	22,174
U.S. Treasury Bill
1.08%, 01/11/18 (n)	42,220	42,204
1.13%, 01/18/18 (n)	65,081	65,042
	Shares/Par[1]	Value
1.30%, 03/08/18 (n)	77,000	76,820
		333,106
Total Short Term Investments (cost $455,222)		452,282
Total Investments 90.0% (cost $1,531,787)		1,542,815
Other Derivative Instruments (1.2)%		(21,103)
Other Assets and Liabilities, Net 11.2%		192,197
Total Net Assets 100.0%		$1,713,909

(a) Convertible security.

(b) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(c) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e) Treasury inflation indexed note, par amount is not adjusted for inflation.

(f) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $38,935 and 2.3%, respectively.

(g) Treasury inflation indexed note, par amount is adjusted for inflation.

(h) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(j) Non-income producing security.

(k) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(l) Investment in affiliate.

(m) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(n) The coupon rate represents the yield to maturity.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
CEVA Holdings LLC	07/22/13	$466	$161	—%
CEVA Holdings LLC - Series A-2	07/22/13	1,008	350	0.1
CEVA Holdings LLC - Series A-1	07/22/12	22	10	—
Edcon Holdings Ltd. - Class B	02/27/17	11	12	—
Edcon Holdings Ltd. - Class A	02/28/17	95	101	—
Edcon Ltd.	12/15/15	—	—	—
Edcon Ltd.	12/15/15	—	—	—
Edcon Ltd.	12/15/15	—	—	—
K2016470219 South Africa Ltd., 3.00%, 12/31/22	02/28/17	2,130	233	—
K2016470219 South Africa Ltd., 8.00%, 12/31/22	02/27/17	1,312	239	—
K2016470260 South Africa Ltd., 25.00%, 12/31/22	02/27/17	2,162	1,478	0.1
		$7,206	$2,584	0.2%

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	2.79	03/31/24	6,980	(9)	(200)
3M LIBOR (Q)	Receiving	1.91	01/22/25	36,540	(50)	951
3M LIBOR (Q)	Receiving	1.94	01/29/25	6,740	(9)	166
3M LIBOR (Q)	Receiving	1.94	01/30/25	5,710	(8)	139
3M LIBOR (Q)	Receiving	1.82	02/03/25	8,990	(12)	293
3M LIBOR (Q)	Receiving	1.98	03/27/25	5,750	(8)	131
3M LIBOR (Q)	Receiving	1.99	03/27/25	5,750	(8)	128
3M LIBOR (Q)	Receiving	3.85	08/22/43	38,670	(114)	(446)
3M LIBOR (Q)	Receiving	3.49	03/31/44	3,320	(11)	(606)
3M LIBOR (Q)	Receiving	2.38	11/18/46	80,600	(160)	2,810
3M LIBOR (Q)	Receiving	2.79	03/13/47	39,900	(85)	(2,181)
3M LIBOR (Q)	Receiving	2.54	04/13/47	27,200	(55)	25
3M LIBOR (Q)	Receiving	2.59	07/27/47	45,400	(91)	(464)
					(620)	746

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/INR	JPM	01/16/18	INR	(3,400,000)	(53,186)	(634)
INR/EUR	JPM	01/16/18	EUR	(43,458)	(52,238)	947
MXN/EUR	CIT	04/27/18	EUR	(41,021)	(49,621)	(1,825)
MXN/EUR	DUB	06/14/18	EUR	(64,378)	(78,122)	(3,691)
USD/AUD	JPM	02/15/18	AUD	(29,340)	(22,917)	(512)
USD/AUD	CIT	02/22/18	AUD	(7,784)	(6,080)	(330)
USD/AUD	CIT	03/09/18	AUD	(971)	(759)	(30)
USD/AUD	CIT	03/13/18	AUD	(30,772)	(24,033)	(1,180)
USD/AUD	JPM	03/13/18	AUD	(46,141)	(36,036)	(1,891)
USD/AUD	JPM	03/16/18	AUD	(1,630)	(1,273)	(58)
USD/AUD	JPM	03/20/18	AUD	(66,486)	(51,924)	(2,016)
USD/AUD	JPM	05/15/18	AUD	(29,340)	(22,911)	(518)
USD/EUR	UBS	01/08/18	EUR	(1,041)	(1,251)	(20)
USD/EUR	BCL	01/10/18	EUR	(393)	(472)	(7)
USD/EUR	HSB	01/10/18	EUR	(786)	(944)	(15)
USD/EUR	JPM	01/10/18	EUR	(27,397)	(32,920)	(1,046)
USD/EUR	JPM	01/11/18	EUR	(15,467)	(18,586)	(299)
USD/EUR	BOA	01/16/18	EUR	(5,005)	(6,016)	(120)
USD/EUR	DUB	01/16/18	EUR	(411)	(494)	(8)
USD/EUR	JPM	01/16/18	EUR	(11,173)	(13,431)	(117)
USD/EUR	BOA	01/17/18	EUR	(9,767)	(11,741)	(86)
USD/EUR	GSC	01/18/18	EUR	(48)	(57)	(1)
USD/EUR	JPM	01/18/18	EUR	(29,762)	(35,780)	(454)
USD/EUR	UBS	01/18/18	EUR	(10,424)	(12,531)	(166)
USD/EUR	JPM	01/22/18	EUR	(5,997)	(7,212)	(128)
USD/EUR	DUB	01/24/18	EUR	(10,433)	(12,547)	(180)
USD/EUR	GSC	01/29/18	EUR	(1,922)	(2,312)	(33)
USD/EUR	DUB	01/30/18	EUR	(6,811)	(8,194)	(168)
USD/EUR	GSC	01/30/18	EUR	(16,651)	(20,033)	(404)
USD/EUR	BCL	01/31/18	EUR	(26,837)	(32,290)	(145)
USD/EUR	BOA	01/31/18	EUR	(22,828)	(27,466)	(842)
USD/EUR	CIT	01/31/18	EUR	(12,058)	(14,508)	(469)
USD/EUR	SCB	01/31/18	EUR	(389)	(468)	(4)
USD/EUR	HSB	02/02/18	EUR	(123)	(148)	(4)
USD/EUR	JPM	02/02/18	EUR	(786)	(946)	(26)
USD/EUR	CIT	02/05/18	EUR	(786)	(946)	(26)
USD/EUR	DUB	02/05/18	EUR	(65)	(79)	(2)
USD/EUR	BOA	02/06/18	EUR	(2,553)	(3,073)	(79)
USD/EUR	CIT	02/07/18	EUR	(2,250)	(2,709)	(79)
USD/EUR	JPM	02/12/18	EUR	(15,467)	(18,621)	(300)
USD/EUR	JPM	02/14/18	EUR	(32,740)	(39,422)	(1,035)
USD/EUR	DUB	02/15/18	EUR	(26,998)	(32,510)	(846)
USD/EUR	BOA	02/16/18	EUR	(267)	(322)	(6)
USD/EUR	GSC	02/20/18	EUR	(48)	(58)	(1)
USD/EUR	JPM	02/20/18	EUR	(5,997)	(7,224)	(128)
USD/EUR	UBS	02/20/18	EUR	(17,144)	(20,650)	(339)
USD/EUR	DUB	02/22/18	EUR	(8,367)	(10,078)	(192)
USD/EUR	HSB	02/22/18	EUR	(874)	(1,053)	(16)
USD/EUR	JPM	02/22/18	EUR	(17,230)	(20,756)	(392)
USD/EUR	DUB	02/28/18	EUR	(1,977)	(2,382)	(21)
USD/EUR	GSC	02/28/18	EUR	(16,651)	(20,065)	(96)
USD/EUR	SCB	02/28/18	EUR	(397)	(478)	(4)
USD/EUR	JPM	03/05/18	EUR	(6,100)	(7,353)	(70)
USD/EUR	UBS	03/06/18	EUR	(1,041)	(1,255)	(16)
USD/EUR	BOA	03/07/18	EUR	(3,783)	(4,561)	(63)
USD/EUR	JPM	03/12/18	EUR	(15,467)	(18,652)	(301)
USD/EUR	CIT	03/13/18	EUR	(3,701)	(4,463)	(71)
USD/EUR	DUB	03/13/18	EUR	(411)	(496)	(8)
USD/EUR	JPM	03/15/18	EUR	(5,997)	(7,234)	(139)
USD/EUR	BOA	03/16/18	EUR	(267)	(322)	(6)
USD/JPY	BCL	01/11/18	JPY	(607,460)	(5,395)	(12)
USD/JPY	GSC	01/11/18	JPY	(234,818)	(2,085)	(6)
USD/JPY	JPM	01/11/18	JPY	(1,631,800)	(14,492)	(23)
USD/JPY	BCL	01/16/18	JPY	(1,691,280)	(15,024)	(88)
USD/JPY	JPM	01/16/18	JPY	(565,220)	(5,021)	4
USD/JPY	JPM	01/22/18	JPY	(372,560)	(3,311)	39
USD/JPY	BCL	01/24/18	JPY	(312,130)	(2,774)	(5)
USD/JPY	DUB	01/24/18	JPY	(410,300)	(3,646)	47
USD/JPY	CIT	01/25/18	JPY	(465,783)	(4,140)	74
USD/JPY	JPM	01/25/18	JPY	(718,000)	(6,381)	112
USD/JPY	JPM	01/29/18	JPY	(249,900)	(2,221)	39
USD/JPY	CIT	02/08/18	JPY	(725,210)	(6,450)	132
USD/JPY	JPM	02/08/18	JPY	(926,500)	(8,240)	175
USD/JPY	SCB	02/08/18	JPY	(926,730)	(8,242)	194
USD/JPY	BCL	02/09/18	JPY	(926,850)	(8,243)	154
USD/JPY	JPM	02/09/18	JPY	(928,860)	(8,261)	205
USD/JPY	CIT	02/14/18	JPY	(614,829)	(5,469)	(23)
USD/JPY	CIT	02/14/18	JPY	(392,530)	(3,492)	33
USD/JPY	CIT	02/15/18	JPY	(389,130)	(3,462)	128
USD/JPY	JPM	02/15/18	JPY	(1,371,355)	(12,200)	496
USD/JPY	GSC	02/16/18	JPY	(391,640)	(3,484)	128
USD/JPY	HSB	02/16/18	JPY	(589,460)	(5,244)	52
USD/JPY	BCL	02/28/18	JPY	(2,215,438)	(19,721)	827
USD/JPY	JPM	02/28/18	JPY	(861,218)	(7,666)	147
USD/JPY	DUB	03/01/18	JPY	(130,803)	(1,164)	33
USD/JPY	HSB	03/12/18	JPY	(4,564,953)	(40,662)	1,399
USD/JPY	DUB	03/13/18	JPY	(214,200)	(1,908)	76
USD/JPY	BCL	03/19/18	JPY	(1,292,043)	(11,514)	273
USD/JPY	DUB	03/22/18	JPY	(405,843)	(3,617)	56
USD/JPY	JPM	03/22/18	JPY	(2,239,778)	(19,963)	304
USD/JPY	CIT	03/23/18	JPY	(816,260)	(7,276)	108
USD/JPY	HSB	03/23/18	JPY	(3,680,691)	(32,809)	477

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/JPY	BCL	03/26/18	JPY	(414,600)	(3,696)	58
USD/JPY	GSC	03/27/18	JPY	(3,676,462)	(32,779)	981
USD/JPY	JPM	04/05/18	JPY	(8,000,000)	(71,368)	1,804
USD/JPY	JPM	04/06/18	JPY	(1,631,800)	(14,558)	56
USD/JPY	BCL	04/11/18	JPY	(474,193)	(4,232)	18
USD/JPY	HSB	04/11/18	JPY	(1,623,100)	(14,485)	46
USD/JPY	DUB	04/13/18	JPY	(810,500)	(7,234)	231
USD/JPY	BOA	04/18/18	JPY	(455,770)	(4,069)	128
USD/JPY	JPM	04/20/18	JPY	(372,560)	(3,327)	3
USD/JPY	CIT	05/14/18	JPY	(614,829)	(5,498)	(24)
USD/JPY	JPM	05/14/18	JPY	(611,520)	(5,468)	(18)
USD/JPY	BCL	05/15/18	JPY	(1,983,808)	(17,741)	(81)
USD/JPY	GSC	05/15/18	JPY	(6,664,272)	(59,597)	(258)
USD/JPY	BOA	05/18/18	JPY	(65,995)	(590)	2
USD/JPY	CIT	05/18/18	JPY	(32,948)	(295)	1
USD/JPY	BOA	05/21/18	JPY	(65,796)	(589)	11
USD/JPY	CIT	05/21/18	JPY	(32,949)	(295)	—
USD/JPY	HSB	05/21/18	JPY	(66,028)	(591)	12
USD/JPY	BOA	05/22/18	JPY	(65,975)	(590)	14
USD/JPY	JPM	06/05/18	JPY	(725,016)	(6,492)	12
USD/JPY	CIT	06/08/18	JPY	(379,500)	(3,399)	18
USD/JPY	HSB	06/11/18	JPY	(284,150)	(2,545)	3
USD/JPY	CIT	06/12/18	JPY	(819,710)	(7,343)	(42)
USD/JPY	HSB	06/13/18	JPY	(646,940)	(5,796)	(29)
USD/JPY	JPM	06/13/18	JPY	(599,390)	(5,370)	(26)
USD/JPY	JPM	06/15/18	JPY	(252,800)	(2,265)	(7)
USD/JPY	HSB	06/18/18	JPY	(810,570)	(7,264)	287
USD/JPY	DUB	06/19/18	JPY	(809,330)	(7,253)	209
USD/JPY	CIT	06/20/18	JPY	(601,130)	(5,388)	116
USD/JPY	DUB	06/22/18	JPY	(810,730)	(7,267)	126
USD/JPY	CIT	08/14/18	JPY	(614,829)	(5,530)	(25)
USD/JPY	HSB	09/11/18	JPY	(284,150)	(2,560)	3
USD/KRW	CIT	01/16/18	KRW	(8,775,000)	(8,198)	(524)
USD/KRW	CIT	02/20/18	KRW	(15,707,500)	(14,685)	(632)
USD/KRW	CIT	02/21/18	KRW	(8,462,000)	(7,911)	(461)
USD/KRW	DUB	02/28/18	KRW	(136,386,000)	(127,520)	(5,518)
USD/KRW	GSC	03/07/18	KRW	(23,982,000)	(22,426)	(1,076)
USD/KRW	CIT	03/20/18	KRW	(5,848,500)	(5,470)	(296)
USD/KRW	CIT	05/15/18	KRW	(11,730,000)	(10,981)	(444)
USD/RSD	HSB	01/03/18	RSD	(468)	(5)	—
					(1,680,456)	(20,483)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Franklin Templeton Income Fund *
EQUITY LINKED STRUCTURED NOTES 4.0%
Industrials 1.1%
Morgan Stanley Equity Linked Note
(Deere & Co.) (a)	223	$28,328
Information Technology 2.9%
Deutsche Bank AG Equity Linked Note
(Apple Inc.) (a)	165	27,071
Goldman Sachs International Equity Linked Note
(Intel Corp.) (a)	685	27,187
(Analog Devices Inc.) (a)	225	19,344
		73,602
Total Equity Linked Structured Notes (cost $92,924)		101,930
COMMON STOCKS 49.7%
Consumer Discretionary 4.3%
Ford Motor Co.	2,427	30,315
General Motors Co.	500	20,495
Target Corp.	580	37,845
Other Securities		19,487
		108,142
Consumer Staples 3.8%
Anheuser-Busch InBev NV - ADR	220	24,543
Coca-Cola Co.	595	27,299
PepsiCo Inc.	237	28,409
Other Securities		16,904
		97,155
Energy 8.4%
Baker Hughes a GE Co. - Class A	315	9,967
BP Plc - ADR	815	34,254
Chevron Corp.	350	43,816
Occidental Petroleum Corp.	273	20,109
Royal Dutch Shell Plc - Class A - ADR	1,100	73,381
Weatherford International Plc (b) (c)	1,000	4,170
Other Securities		27,604
		213,301
Financials 7.3%
Bank of America Corp.	990	29,225
JPMorgan Chase & Co.	375	40,102
MetLife Inc.	398	20,113
U.S. Bancorp	387	20,735
Wells Fargo & Co.	1,000	60,670
Other Securities		14,869
		185,714
Health Care 6.4%
AstraZeneca Plc	300	20,781
Merck & Co. Inc.	335	18,839
Pfizer Inc.	948	34,340
Sanofi SA - ADR	610	26,230
Other Securities		63,857
		164,047
Industrials 4.6%
General Electric Co.	3,000	52,350
Republic Services Inc.	294	19,904
Union Pacific Corp.	172	22,998
Other Securities		22,663
		117,915
Information Technology 4.1%
Apple Inc.	161	27,268
Intel Corp.	624	28,804
Microsoft Corp.	400	34,216
Other Securities		13,014
		103,302
Materials 4.6%
BASF SE	300	33,135
DowDuPont Inc.	700	49,854
Rio Tinto Plc - ADR	660	34,934
		117,923
Real Estate 0.5%
Other Securities		11,414
	Shares/Par[1]	Value
Telecommunication Services 1.2%
Verizon Communications Inc.	420	22,231
Other Securities		8,668
		30,899
Utilities 4.5%
Dominion Energy Inc.	444	35,958
Duke Energy Corp.	226	19,042
Southern Co.	396	19,066
Other Securities		40,814
		114,880
Total Common Stocks (cost $1,072,971)		1,264,692
PREFERRED STOCKS 1.2%
Financials 0.6%
Wells Fargo & Co. - Series L, 7.50% (d) (e)	10	13,100
Other Securities		1,412
		14,512
Health Care 0.2%
Other Securities		4,690
Industrials 0.0%
Other Securities		818
Utilities 0.4%
Other Securities		10,437
Total Preferred Stocks (cost $30,805)		30,457
CORPORATE BONDS AND NOTES 34.6%
Consumer Discretionary 3.2%
iHeartCommunications Inc.
9.00%, 12/15/19	4,356	3,255
Other Securities		78,965
		82,220
Consumer Staples 0.5%
Other Securities		11,916
Energy 6.5%
Chesapeake Energy Corp.
4.61%, (3M US LIBOR + 3.25%), 04/15/19 (f)	2,500	2,482
6.13%, 02/15/21 (c)	15,000	15,219
4.88%, 04/15/22 (c)	5,500	5,190
8.00%, 12/15/22 (a)	4,555	4,908
8.00%, 01/15/25 (a) (c)	15,000	15,126
5.50%, 09/15/26 (a) (e)	2,500	2,279
8.00%, 06/15/27 (a) (c)	12,200	11,714
Weatherford International Ltd.
5.13%, 09/15/20 (c)	4,400	4,379
7.75%, 06/15/21 (c)	10,925	11,120
5.88%, 07/01/21 (e)	11,675	12,626
8.25%, 06/15/23 (c)	9,900	9,950
9.88%, 02/15/24 (c)	7,500	7,970
Other Securities		63,505
		166,468
Financials 6.1%
Bank of America Corp.
5.20%, (callable at 100 beginning 06/01/23) (c) (d)	2,500	2,541
6.10%, (callable at 100 beginning 03/17/25) (d)	4,000	4,390
6.25%, (callable at 100 beginning 09/05/24) (d)	2,500	2,763
8.12%, (callable at 100 beginning 05/15/18) (d)	1,000	1,020
Bayer Capital Corp. BV
5.63%, 11/22/19, EUR (a) (e)	15,000	20,430
Citigroup Inc.
5.87%, (callable at 100 beginning 03/27/20) (c) (d)	10,000	10,367
5.90%, (callable at 100 beginning 02/15/23) (d)	6,500	6,924
5.95%, (callable at 100 beginning 08/15/20) (d)	8,000	8,390
5.95%, (callable at 100 beginning 01/30/23) (d)	7,000	7,447
6.30%, (callable at 100 beginning 05/15/24) (d)	10,600	11,341
JPMorgan Chase & Co.
5.00%, (callable at 100 beginning 07/01/19) (d)	12,000	12,222
5.15%, (callable at 100 beginning 05/01/23) (d)	2,000	2,073
6.10%, (callable at 100 beginning 10/01/24) (d)	10,000	10,988
7.90%, (callable at 100 beginning 04/30/18) (d)	5,800	5,879
Morgan Stanley
5.55%, (callable at 100 beginning 07/15/20) (d)	2,500	2,599

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (a)	5,000	5,172
7.25%, 12/15/21 (a)	5,000	5,190
Wells Fargo & Co.
5.90%, (callable at 100 beginning 06/15/24) (d)	4,500	4,814
Other Securities		29,735
		154,285
Health Care 8.4%
Community Health Systems Inc.
8.00%, 11/15/19 (c)	35,000	29,663
7.13%, 07/15/20 (c)	11,000	8,210
6.88%, 02/01/22 (c)	48,600	27,926
6.25%, 03/31/23	8,000	7,205
Mallinckrodt International Finance SA
4.88%, 04/15/20 (a) (c)	3,000	2,897
5.75%, 08/01/22 (a) (c)	17,000	15,492
5.63%, 10/15/23 (a) (c)	4,100	3,498
Tenet Healthcare Corp.
4.38%, 10/01/21	9,500	9,524
8.13%, 04/01/22	19,000	19,394
6.75%, 06/15/23 (c)	20,000	19,314
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (a)	6,014	6,029
6.38%, 10/15/20 (a)	2,295	2,322
7.50%, 07/15/21 (a)	5,000	5,105
6.50%, 03/15/22 (a)	2,200	2,315
5.88%, 05/15/23 (a)	6,200	5,762
7.00%, 03/15/24 (a)	3,400	3,657
6.13%, 04/15/25 (a)	4,700	4,318
9.00%, 12/15/25 (a)	2,500	2,607
Other Securities		38,593
		213,831
Industrials 1.2%
Other Securities		30,085
Information Technology 1.2%
Other Securities		29,584
Materials 2.1%
FMG Resources August 2006 Pty Ltd.
9.75%, 03/01/22 (a)	20,000	22,131
5.13%, 05/15/24 (a)	4,400	4,499
Other Securities		27,254
		53,884
Real Estate 0.2%
Other Securities		5,344
Telecommunication Services 2.5%
Sprint Capital Corp.
6.90%, 05/01/19	5,000	5,220
Sprint Communications Inc.
9.00%, 11/15/18 (a)	7,300	7,690
Sprint Corp.
7.88%, 09/15/23	9,400	10,005
7.13%, 06/15/24	5,500	5,616
Sprint Nextel Corp.
7.00%, 08/15/20	5,000	5,325
11.50%, 11/15/21	7,500	9,018
Other Securities		20,700
		63,574
Utilities 2.7%
Calpine Corp.
5.38%, 01/15/23 (c)	15,000	14,631
5.75%, 01/15/25 (c)	6,500	6,163
Dynegy Inc.
6.75%, 11/01/19	11,342	11,686
7.38%, 11/01/22 (c)	17,000	17,943
Other Securities		18,728
		69,151
Total Corporate Bonds And Notes (cost $869,571)		880,342
SENIOR LOAN INTERESTS 3.3%
Consumer Discretionary 1.0%
iHeartCommunications Inc.
Term Loan D, 8.08%, (6M LIBOR + 6.75%), 01/30/19 (f)	20,000	14,950
	Shares/Par[1]	Value
Other Securities		10,798
		25,748
Consumer Staples 0.2%
Other Securities		5,178
Health Care 0.4%
Community Health Systems Inc.
Term Loan H, 4.48%, (3M LIBOR + 3.00%), 01/27/21 (f)	1,024	976
Other Securities		8,235
		9,211
Industrials 0.6%
Other Securities		16,639
Information Technology 0.5%
Other Securities		13,003
Telecommunication Services 0.1%
Other Securities		2,219
Utilities 0.5%
Other Securities		12,980
Total Senior Loan Interests (cost $91,455)		84,978
OTHER EQUITY INTERESTS 0.0%
General Motors Co. Escrow (b) (g) (h) (i) (j)	100	1
Other Securities		6
Total Other Equity Interests (cost $0)		7
SHORT TERM INVESTMENTS 13.0%
Investment Companies 6.8%
JNL Government Money Market Fund - Institutional Class, 1.16% (k) (l)	172,927	172,927
Securities Lending Collateral 6.2%
Securities Lending Cash Collateral Fund LLC, 1.30% (k) (l)	158,625	158,625
Total Short Term Investments (cost $331,552)		331,552
Total Investments 105.8% (cost $2,489,278)		2,693,958
Other Assets and Liabilities, Net (5.8)%		(147,230)
Total Net Assets 100.0%		$2,546,728

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $467,811 and 18.4%, respectively.

(b) Non-income producing security.

(c) All or portion of the security was on loan.

(d) Perpetual security. Next contractual call date presented, if applicable.

(e) Convertible security.

(f) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(g) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(i) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

(j) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(k) Investment in affiliate.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
CEVA Holdings LLC	07/23/12	$3,602	$830	0.1%
CEVA Holdings LLC - Series A-2	07/23/12	2,444	787	—
CEVA Holdings LLC - Series A-1	05/02/13	72	31	—
General Motors Co. Escrow	04/25/10	—	1	—
Impax Laboratories Inc. Escrow	11/15/17	—	6	—
		$6,118	$1,655	0.1%

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Franklin Templeton International Small Cap Growth Fund
COMMON STOCKS 94.7%
Belgium 0.9%
Barco NV	33	$3,524
Ontex Group NV (a)	90	3,000
		6,524
Bermuda 3.7%
Arch Capital Group Ltd. (b)	139	12,660
Axis Capital Holdings Ltd.	29	1,453
RenaissanceRe Holdings Ltd.	108	13,601
		27,714
Brazil 0.9%
Camil Alimentos SA	1,159	2,736
Grendene SA	233	1,998
M Dias Branco SA	152	2,389
		7,123
Canada 7.8%
Alamos Gold Inc. - Class A	303	1,973
Badger Daylighting Ltd. (a)	165	3,583
Canaccord Genuity Group Inc.	486	2,250
Canada Goose Holdings Inc. (a) (b)	27	839
Canadian Western Bank	128	4,017
Fairfax Financial Holdings Ltd.	31	16,709
Fairfax India Holdings Corp. (b)	1,287	19,304
Genworth MI Canada Inc. (a)	43	1,485
Gran Tierra Energy Inc. (b)	523	1,422
Mullen Group Ltd (a)	185	2,325
Russel Metals Inc.	93	2,152
ShawCor Ltd.	104	2,266
		58,325
China 3.7%
58.Com Inc. - Class A - ADR (b)	325	23,267
China ZhengTong Auto Services Holdings Ltd.	2,351	2,387
Hollysys Automation Technologies Ltd.	57	1,260
Shanghai Haohai Biological Technology Co. Ltd. - Class H	226	1,081
		27,995
Denmark 4.9%
ISS A/S	420	16,271
Scandinavian Tobacco Group A/S	1,034	20,035
		36,306
Finland 3.2%
Amer Sports Oyj - Class A	186	5,174
Huhtamaki Oyj - Class I	116	4,871
Outotec Oyj (a) (b)	184	1,567
Uponor Oyj	619	12,514
		24,126
France 5.0%
Beneteau SA	659	15,819
Elis SA	487	13,478
Euler Hermes SA	57	8,365
		37,662
Germany 2.4%
Gerresheimer AG	54	4,510
Jenoptik AG	130	4,299
Rational AG	8	4,872
Stabilus SA (a)	45	4,025
		17,706
Greece 0.8%
Diana Shipping Inc. (b)	1,398	5,689
Hong Kong 4.3%
Goodbaby International Holdings Ltd.	4,938	2,711
Greatview Aseptic Packaging Co. Ltd.	3,480	2,538
Hang Lung Group Ltd.	2,716	10,011
PAX Global Technology Ltd. (a)	3,181	1,428
Stella International Holdings Ltd.	678	1,021
Techtronic Industries Co.	915	5,986
Value Partners Group Ltd.	2,894	3,077
VTech Holdings Ltd. (a)	232	3,037
	Shares/Par[1]	Value
Xtep International Holdings Ltd.	5,399	2,103
		31,912
India 0.7%
Dewan Housing Finance Corp. Ltd.	575	5,274
Ireland 7.0%
C&C Group Plc	2,389	8,197
Grafton Group Plc	1,794	19,434
Green REIT Plc	4,909	9,182
Irish Residential Properties REIT Plc	2,489	4,487
Total Produce Plc	3,559	10,959
		52,259
Italy 2.0%
Azimut Holding SpA	115	2,214
Interpump Group SpA	169	5,336
Technogym SpA	564	5,480
Tod's SpA (a)	22	1,603
		14,633
Japan 9.5%
Anicom Holdings Inc.	116	3,742
Asahi Co. Ltd.	83	965
Asics Corp.	190	3,026
Bandai Namco Holdings Inc.	283	9,260
Bunka Shutter Co. Ltd.	287	2,764
Capcom Co. Ltd.	93	2,962
Daibiru Corp.	233	2,929
Descente Ltd	150	2,596
Dowa Holdings Co. Ltd.	92	3,749
Fuji Oil Holdings Inc.	116	3,385
Gulliver International Co. Ltd.	366	2,603
Idec Corp.	64	1,522
Kobayashi Pharmaceutical Co. Ltd.	68	4,428
KYB Co. Ltd.	19	1,115
Meitec Corp.	86	4,503
Morita Holdings Corp.	63	1,191
N Field Co. Ltd. (a)	106	1,441
Nachi-Fujikoshi Corp.	371	2,492
Nihon Parkerizing Co. Ltd.	180	3,036
Square Enix Holdings Co. Ltd.	29	1,394
Sumitomo Rubber Industries Inc.	166	3,083
TechnoPro Holdings Inc.	56	3,065
Tsumura & Co.	124	4,117
Ushio Inc.	101	1,441
		70,809
Luxembourg 0.4%
Grand City Properties SA	138	3,275
Netherlands 2.8%
Aalberts Industries NV	51	2,610
Accell Group	64	1,813
Arcadis NV (a)	193	4,422
Beter Bed Holding NV	72	1,154
Refresco Group NV (c)	122	2,898
Sligro Food Group NV	167	7,997
		20,894
Norway 0.5%
Ekornes ASA	96	1,390
Tomra Systems ASA	142	2,277
		3,667
Philippines 0.4%
Metropolitan Bank & Trust Co.	418	850
Vista Land & Lifescapes Inc	16,356	1,961
		2,811
Poland 0.3%
CCC SA	27	2,215
Singapore 0.6%
Straits Trading Co. Ltd.	2,687	4,709
South Korea 1.4%
BNK Financial Group Inc.	296	2,607
DGB Financial Group Inc.	375	3,701
Hyundai Mipo Dockyard Co. Ltd. (b)	28	2,065
Korea Investment Holdings Co. Ltd.	28	1,785
		10,158

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Spain 3.3%
Construcciones y Auxiliar de Ferrocarriles SA	83	3,416
Lar Espana Real Estate Socimi SA	1,214	12,944
Zardoya Otis SA	790	8,644
		25,004
Sweden 4.0%
Bulten AB	77	1,155
Cloetta Fazer AB - Class B	3,738	13,552
Duni AB	75	1,110
Dustin Group AB	741	7,375
Tethys Oil AB (a)	169	1,357
Thule Group AB (c)	242	5,483
		30,032
Switzerland 3.8%
Bucher Industries AG	14	5,701
Logitech International SA (a)	71	2,395
Panalpina Welttransport Holding AG (a)	100	15,454
Tecan Group AG	8	1,732
Vontobel Holding AG	53	3,361
		28,643
Taiwan 1.7%
Chicony Electronics Co. Ltd.	1,023	2,574
Giant Manufacturing Co. Ltd.	378	2,080
King Yuan Electronics Co. Ltd.	3,188	3,241
Merida Industry Co. Ltd.	353	1,481
Tripod Technology Corp.	1,071	3,349
		12,725
Thailand 0.1%
LPN Development PCL	1,343	544
Turkey 0.2%
Mavi Jeans (b)	92	1,403
United Arab Emirates 0.9%
Borr Drilling Ltd. (b)	1,536	6,489
United Kingdom 15.5%
Bellway Plc	27	1,289
Bovis Homes Group Plc	71	1,118
Carpetright Plc (b)	1,007	2,372
Clarkson Plc	449	17,401
Countrywide Plc (a) (b)	1,666	2,704
DFS Furniture Plc	443	1,177
Greggs Plc	226	4,271
Headlam Group Plc	1,365	10,812
	Shares/Par[1]	Value
John Wood Group Plc	2,271	19,954
Laird Plc	1,027	1,911
Liberty Global Plc - Class A (a) (b)	620	12,485
Liberty Global Plc - Class C (b)	205	4,079
LivaNova Plc (b)	23	1,845
Man Group Plc	1,911	5,341
Oxford Instruments Plc (a)	154	1,775
PageGroup Plc	2,153	13,623
Serco Group Plc (b)	2,797	3,740
SIG Plc	1,259	3,003
Sthree Plc	1,048	5,226
Vectura Group Plc (b)	803	1,277
		115,403
United States of America 2.0%
Kennedy-Wilson Holdings Inc.	868	15,057
Total Common Stocks (cost $590,474)		707,086
PREFERRED STOCKS 0.2%
Brazil 0.2%
Alpargatas SA	363	1,908
Total Preferred Stocks (cost $1,015)		1,908
INVESTMENT COMPANIES 0.6%
United States of America 0.6%
iShares MSCI EAFE Small Cap Index ETF (a)	69	4,425
Total Investment Companies (cost $4,119)		4,425
SHORT TERM INVESTMENTS 6.4%
Investment Companies 4.4%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	32,631	32,631
Securities Lending Collateral 2.0%
Securities Lending Cash Collateral Fund LLC, 1.30% (d) (e)	14,833	14,833
Total Short Term Investments (cost $47,464)		47,464
Total Investments 101.9% (cost $643,072)		760,883
Other Assets and Liabilities, Net (1.9)%		(14,220)
Total Net Assets 100.0%		$746,663

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Refresco Group NV	01/06/16	$2,048	$2,898	0.4%
Thule Group AB	08/26/15	3,203	5,483	0.7
		$5,251	$8,381	1.1%

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
JPY/USD	MSC	01/09/18	JPY	420	4	—
					4	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Franklin Templeton Mutual Shares Fund *
COMMON STOCKS 91.0%
Consumer Discretionary 10.9%
Charter Communications Inc. - Class A (a)	69	$23,293
DISH Network Corp. - Class A (a)	236	11,252
General Motors Co.	374	15,332
Relx Plc	481	11,321
Sky Plc (a)	956	13,076
Time Warner Inc.	302	27,655
Walt Disney Co.	218	23,426
Other Securities		6,964
		132,319
Consumer Staples 10.0%
Altria Group Inc.	189	13,516
British American Tobacco Plc - ADR	133	8,917
British American Tobacco Plc	343	23,285
CVS Health Corp.	250	18,117
Kroger Co.	684	18,780
PepsiCo Inc.	99	11,852
Walgreens Boots Alliance Inc.	186	13,523
Other Securities		14,244
		122,234
Energy 9.5%
Anadarko Petroleum Corp.	308	16,504
Baker Hughes a GE Co. - Class A	300	9,492
Kinder Morgan Inc.	955	17,256
Marathon Oil Corp.	899	15,222
Royal Dutch Shell Plc - Class A	482	16,087
Royal Dutch Shell Plc - Class A	308	10,344
Williams Cos. Inc.	526	16,043
Other Securities		14,559
		115,507
Financials 20.5%
Alleghany Corp. (a)	31	18,698
American International Group Inc.	421	25,090
Brighthouse Financial Inc. (a)	26	1,520
Capital One Financial Corp.	128	12,792
Chubb Ltd.	97	14,123
CIT Group Inc.	232	11,415
Citigroup Inc.	271	20,126
Citizens Financial Group Inc.	560	23,490
JPMorgan Chase & Co.	222	23,768
MetLife Inc.	285	14,421
PNC Financial Services Group Inc.	110	15,908
Voya Financial Inc.	279	13,778
Wells Fargo & Co.	208	12,615
XL Group Ltd.	405	14,230
Other Securities		28,653
		250,627
Health Care 12.1%
Eli Lilly & Co.	376	31,766
Medtronic Plc	470	37,976
Merck & Co. Inc.	617	34,723
Novartis AG - ADR	301	25,254
Stryker Corp.	119	18,371
		148,090
Industrials 6.3%
Caterpillar Inc.	89	14,090
General Electric Co.	1,033	18,022
Sensata Technologies Holding NV (a) (b)	328	16,763
Other Securities		27,315
		76,190
Information Technology 12.8%
CA Inc.	430	14,300
Cisco Systems Inc.	666	25,518
Cognizant Technology Solutions Corp. - Class A	242	17,186
Microsoft Corp.	354	30,297
	Shares/Par[1]	Value
Samsung Electronics Co. Ltd.	8	20,138
Symantec Corp.	774	21,732
Other Securities		27,302
		156,473
Materials 5.0%
International Paper Co.	270	15,669
Monsanto Co.	120	13,980
WestRock Co.	193	12,175
Other Securities		19,353
		61,177
Real Estate 1.4%
JBG Smith Properties	56	1,936
Vornado Realty Trust	158	12,342
Other Securities		3,166
		17,444
Telecommunication Services 1.6%
Other Securities		19,629
Utilities 0.9%
Other Securities		11,287
Total Common Stocks (cost $897,215)		1,110,977
RIGHTS 0.0%
Utilities 0.0%
Other Securities		166
Total Rights (cost $0)		166
WARRANTS 0.0%
Other Securities		84
Total Warrants (cost $92)		84
CORPORATE BONDS AND NOTES 1.3%
Consumer Discretionary 0.5%
Other Securities		5,565
Telecommunication Services 0.8%
Other Securities		10,179
Total Corporate Bonds And Notes (cost $19,503)		15,744
SENIOR LOAN INTERESTS 1.2%
Consumer Discretionary 1.2%
Other Securities		15,346
Total Senior Loan Interests (cost $19,371)		15,346
OTHER EQUITY INTERESTS 0.1%
Other Securities		710
Total Other Equity Interests (cost $1,437)		710
SHORT TERM INVESTMENTS 6.1%
Investment Companies 5.6%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	68,885	68,885
Securities Lending Collateral 0.2%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	2,062	2,062
Treasury Securities 0.3%
U.S. Treasury Bill
1.15%, 01/25/18 (e) (f)	1,500	1,499
1.16%, 03/15/18 (e) (f)	2,000	1,995
		3,494
Total Short Term Investments (cost $74,441)		74,441
Total Investments 99.7% (cost $1,012,059)		1,217,468
Other Derivative Instruments (0.2)%		(2,810)
Other Assets and Liabilities, Net 0.5%		6,069
Total Net Assets 100.0%		$1,220,727

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Summary of Investments by Country^	Total Long Term Investments
Finland	0.8%
Germany	0.8
Ireland	3.3
Italy	0.9
Netherlands	3.0
South Korea	1.8
Switzerland	2.9
United Kingdom	7.5
United States of America	79.0
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Avaya Holdings Corp.	12/26/17	$92	$84	—%
Avaya Inc. Escrow	12/15/17	—	—	—
Avaya Inc. Escrow	12/26/17	—	—	—
Avaya Inc. Escrow	12/30/16	—	—	—
Cumulus Media Holdings Inc., Term Loan, 4.60%, 12/31/20	03/21/17	3,591	3,771	0.3
iHeartCommunications Inc., Term Loan D, 8.08%, 01/30/19	10/31/14	4,259	3,243	0.3
iHeartCommunications Inc., Term Loan, 8.83%, 07/30/19	12/30/16	1,379	1,042	0.1
iHeartCommunications Inc., 9.00%, 12/15/19	07/09/13	7,197	5,565	0.4
Texas Competitive Electric Holdings Co. LLC Escrow	12/30/16	—	119	—
Tribune Co. Escrow Litigation Interests	02/22/13	—	—	—
Vistra Energy Corp.	12/30/16	—	166	—
Warrior Met Coal Inc.	04/21/15	498	2,185	0.2
		$17,016	$16,175	1.3%

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
KRW/USD	HSB	01/12/18	KRW	1,967,540	1,838	32
USD/EUR	HSB	02/20/18	EUR	(39,820)	(47,962)	(732)
USD/EUR	HSB	02/20/18	EUR	(87)	(104)	—
USD/GBP	BOA	01/24/18	GBP	(43,380)	(58,682)	(1,052)
USD/GBP	HSB	01/24/18	GBP	(786)	(1,061)	(11)
USD/GBP	HSB	01/24/18	GBP	(97)	(131)	—
USD/KRW	HSB	01/12/18	KRW	(23,335,079)	(21,800)	(1,047)
					(127,902)	(2,810)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Goldman Sachs Core Plus Bond Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 16.0%
Academic Loan Funding Trust
Series 2012-A2-1A, 2.65%, (1M US LIBOR + 1.10%), 12/27/44 (a) (b)	5,750	$5,743
ACIS CLO Ltd.
Series 2014-A-4A, 2.80%, (3M US LIBOR + 1.42%), 05/01/26 (a) (b)	4,066	4,070
Banc of America Funding Trust
Series 2006-A2-8T2, REMIC, 5.79%, 10/25/36	27	25
Banc of America Mortgage Securities Inc.
Series 2005-2A1-H, REMIC, 3.59%, 09/25/35 (a)	219	216
Bank of America Student Loan Trust
Series 2010-A-1A, 2.17%, (3M US LIBOR + 0.80%), 02/25/43 (a) (b)	1,135	1,140
BlueMountain CLO Ltd.
Series 2014-AR-2A, 2.29%, (3M US LIBOR + 0.93%), 07/20/26 (a) (b)	5,650	5,665
Catamaran CLO Ltd.
Series 2013-AR-1A, 2.36%, (3M US LIBOR + 0.85%), 01/27/28 (a) (b)	5,250	5,250
Crown Point CLO III Ltd.
Series 2015-A1AR-3A, 2.27%, (3M US LIBOR + 0.91%), 12/31/27 (a) (b)	7,850	7,851
ECMC Group Student Loan Trust
Series 2016-A-1A, 2.90%, (1M US LIBOR + 1.35%), 02/25/29 (a) (b)	4,581	4,623
EFS Volunteer No. 2 LLC
Series 2012-A2-1, 2.90%, (1M US LIBOR + 1.35%), 03/25/36 (a) (b)	5,500	5,649
EFS Volunteer No. 3 LLC
Series 2012-A3-1, 2.55%, (1M US LIBOR + 1.00%), 04/25/33 (a) (b)	3,450	3,450
Greywolf CLO V Ltd.
Series 2015-A1-1A, 2.97%, (3M US LIBOR + 1.60%), 04/25/27 (a) (b)	3,500	3,506
Halcyon Loan Advisors Funding Ltd.
Series 2014-A1R-1A, 2.48%, (3M US LIBOR + 1.13%), 04/18/26 (a) (b)	2,550	2,552
Series 2015-A-2A, REMIC, 2.76%, (3M US LIBOR + 1.39%), 07/25/27 (a) (b)	5,800	5,804
ICG US CLO Ltd.
Series 2014-A1R-1A, 2.59%, (3M US LIBOR + 1.22%), 01/20/30 (a) (b)	4,150	4,152
Montana Higher Education Student Assistance Corp.
Series 2012-A3-1, REMIC, 2.55%, (1M US LIBOR + 1.05%), 04/20/29 (a)	3,100	3,146
Mortgage Repurchase Agreement Financing Trust
Series 2017-A1-1, 2.28%, (1M US LIBOR + 0.85%), 01/10/18 (a) (b)	3,150	3,150
Series 2017-A1-2, 1.78%, (1M US LIBOR + 0.55%), 02/12/18 (a) (b)	9,125	9,125
Navient Student Loan Trust
Series 2016-A-7A, 2.70%, (1M US LIBOR + 1.15%), 12/25/28 (a) (b)	4,683	4,792
Series 2016-A-5A, 2.80%, (1M US LIBOR + 1.25%), 12/25/28 (a) (b)	10,171	10,415
NCUA Guaranteed Notes Trust
Series 2011-A4-M1, REMIC, 3.00%, 06/12/19	1,900	1,924
Nelnet Student Loan Trust
Series 2006-A6-1, 1.90%, (3M US LIBOR + 0.45%), 08/23/36 (a) (b)	5,450	5,324
Northstar Education Finance Inc.
Series 2007-A1-1, 1.48%, (3M US LIBOR + 0.10%), 04/28/30 (a)	1,026	1,020
OCP CLO Ltd.
Series 2014-A1-5A, 2.37%, (3M US LIBOR + 1.00%), 04/26/26 (a) (b)	4,640	4,644
OFSI Fund VI Ltd.
Series 2014-A1-6A, 2.39%, (3M US LIBOR + 1.03%), 03/20/25 (a) (b)	4,673	4,671
OFSI Fund VII Ltd.
Series 2014-AR-7A, 2.25%, (3M US LIBOR + 0.90%), 10/18/26 (a) (b)	1,300	1,301
SLM Student Loan Trust
Series 2007-A4-7, 1.70%, (3M US LIBOR + 0.33%), 01/25/22 (a)	2,064	2,039
	Shares/Par[1]	Value
Series 2007-A4-2, 1.43%, (3M US LIBOR + 0.06%), 07/25/22 (a)	4,800	4,665
Series 2008-A4-4, 3.02%, (3M US LIBOR + 1.65%), 07/25/22 (a)	1,927	1,973
Series 2008-A3-2, 2.12%, (3M US LIBOR + 0.75%), 04/25/23 (a)	807	807
Series 2008-A4-8, 2.87%, (3M US LIBOR + 1.50%), 04/25/23 (a)	1,800	1,845
Series 2008-A4-6, 2.47%, (3M US LIBOR + 1.10%), 07/25/23 (a)	2,950	2,987
Series 2008-A4-5, 3.07%, (3M US LIBOR + 1.70%), 07/25/23 (a)	6,349	6,549
Series 2005-A3-4, 1.49%, (3M US LIBOR + 0.12%), 01/25/27 (a)	3,918	3,900
Series 2003-A5A-1, 1.70%, (3M US LIBOR + 0.11%), 12/15/32 (a) (b)	3,856	3,727
Series 2003-A5A-7A, 2.79%, (3M US LIBOR + 1.20%), 12/15/33 (a) (b)	4,137	4,137
Series 2004-A6-8A, 2.00%, (3M US LIBOR + 0.63%), 01/25/40 (a) (b)	2,650	2,637
Series 2005-A5-5, REMIC, 2.12%, (3M US LIBOR + 0.75%), 10/25/40 (a)	1,150	1,143
Voya CLO Ltd.
Series 2014-A1R-4A, 2.31%, (3M US LIBOR + 0.95%), 10/14/26 (a) (b)	8,300	8,316
Z Capital Credit Partners CLO Ltd.
Series 2015-A1-1A, 2.69%, (3M US LIBOR + 1.33%), 07/16/27 (a) (b)	5,127	5,129
Other Securities		19,264
Total Non-U.S. Government Agency Asset-Backed Securities (cost $175,698)		178,326
CORPORATE BONDS AND NOTES 30.5%
Consumer Discretionary 2.3%
21st Century Fox America Inc.
3.70%, 09/15/24	3,425	3,564
6.15%, 03/01/37	300	393
Other Securities		21,367
		25,324
Consumer Staples 2.9%
BAT Capital Corp.
3.22%, 08/15/24 (b)	7,450	7,448
3.56%, 08/15/27 (b)	4,575	4,574
Reynolds American Inc.
4.45%, 06/12/25	3,950	4,211
Other Securities		16,355
		32,588
Energy 3.1%
Other Securities		34,590
Financials 9.6%
Anheuser-Busch InBev Finance Inc.
2.65%, 02/01/21	6,900	6,935
3.65%, 02/01/26	1,925	1,986
4.70%, 02/01/36	975	1,093
Bank of America Corp.
2.37%, 07/21/21 (a)	3,450	3,442
4.00%, 04/01/24	109	115
3.25%, 10/21/27	1,875	1,857
4.18%, 11/25/27	3,300	3,455
3.82%, 01/20/28 (a)	2,500	2,584
3.42%, 12/20/28 (b)	96	95
Intesa Sanpaolo SpA
3.88%, 01/16/18	3,075	3,077
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (c)	2,575	2,676
2.97%, 01/15/23	2,275	2,290
3.78%, 02/01/28 (a)	3,300	3,416
JPMorgan Chase Bank NA
3.88%, 07/24/38 (a)	150	155
Morgan Stanley
2.76%, (3M US LIBOR + 1.40%), 10/24/23 (a)	1,625	1,678
3.70%, 10/23/24	3,000	3,100
3.63% - 4.00%, 04/29/24 - 01/20/27	1,450	1,511
Stadshypotek AB
1.88%, 10/02/19 (b)	4,300	4,275

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Wells Fargo & Co.
3.00%, 10/23/26	3,775	3,699
Other Securities		58,928
		106,367
Financials 0.1%
Other Securities		1,148
Health Care 2.8%
Bayer US Finance LLC
3.00%, 10/08/21 (b)	2,900	2,923
Becton Dickinson & Co.
2.68%, 12/15/19	1,612	1,619
2.89%, 06/06/22	2,925	2,907
3.36%, 06/06/24	2,775	2,781
4.69%, 12/15/44	925	1,013
Other Securities		19,795
		31,038
Industrials 1.0%
Other Securities		11,226
Information Technology 1.9%
Other Securities		20,798
Materials 0.7%
Sherwin-Williams Co.
2.25%, 05/15/20	1,425	1,420
2.75% - 3.13%, 06/01/22 - 06/01/24	825	824
3.45%, 06/01/27	3,250	3,299
Other Securities		2,507
		8,050
Real Estate 1.7%
Other Securities		18,821
Telecommunication Services 3.8%
AT&T Inc.
3.40%, 05/15/25	4,325	4,257
2.80% - 4.45%, 02/17/21 - 08/14/27	10,691	10,869
5.15%, 03/15/42	975	1,008
Telefonica Emisiones SAU
5.46%, 02/16/21	3,225	3,494
Verizon Communications Inc.
2.95%, 03/15/22	4,296	4,324
2.45%, 11/01/22 (d)	2,425	2,386
5.15%, 09/15/23	7,575	8,425
3.50%, 11/01/24	850	865
5.25%, 03/16/37	550	605
Other Securities		6,415
		42,648
Utilities 0.6%
Other Securities		6,973
Total Corporate Bonds And Notes (cost $335,053)		339,571
GOVERNMENT AND AGENCY OBLIGATIONS 50.0%
Collateralized Mortgage Obligations 1.1%
Federal Home Loan Mortgage Corp.
Series 2015-M3-DNA1, 4.85%, (1M US LIBOR + 3.30%), 10/25/27 (a)	620	695
Interest Only, Series C45-304, 3.00%, 12/15/27 (e)	628	57
Interest Only, Series N-1103, REMIC, 1156.50%, 06/15/21 (e) (f)	-	—
Interest Only, Series SD-4320, REMIC, 4.62%, (6.10% - (1M US LIBOR * 1)), 07/15/39 (a) (e)	644	96
Interest Only, Series SW-3852, REMIC, 4.52%, (6.00% - (1M US LIBOR * 1)), 05/15/41 (a) (e)	718	109
Interest Only, Series PS-4273, REMIC, 4.62%, (6.10% - (1M US LIBOR * 1)), 11/15/43 (a) (e)	920	142
Interest Only, Series SE-4314, REMIC, 4.57%, (6.05% - (1M US LIBOR * 1)), 03/15/44 (a) (e)	669	110
Interest Only, Series GS-4326, REMIC, 4.57%, (6.05% - (1M US LIBOR * 1)), 04/15/44 (a) (e)	961	156
Interest Only, Series AS-4473, REMIC, 4.12%, (5.60% - (1M US LIBOR * 1)), 05/15/45 (a) (e)	968	144
Interest Only, Series ST-4583, REMIC, 4.52%, (6.00% - (1M US LIBOR * 1)), 05/15/46 (a) (e)	3,322	601
	Shares/Par[1]	Value
Federal National Mortgage Association
Interest Only, Series 2010-LS-126, REMIC, 3.64%, (5.00% - (1M US LIBOR * 1)), 11/25/40 (a) (e)	3,415	471
Series 2011-GB-52, REMIC, 5.00%, 06/25/41	928	1,009
Series 2011-DB-99, REMIC, 5.00%, 10/25/41	888	965
Interest Only, Series 2012-SA-5, REMIC, 4.40%, (5.95% - (1M US LIBOR * 1)), 02/25/42 (a) (e)	765	117
Interest Only, Series 2013-SY-96, REMIC, 4.60%, (6.15% - (1M US LIBOR * 1)), 07/25/42 (a) (e)	578	91
Interest Only, Series 2012-SB-88, REMIC, 5.12%, (6.67% - (1M US LIBOR * 1)), 07/25/42 (a) (e)	516	91
Series 2012-B-153, REMIC, 7.00%, 07/25/42	499	575
Series 2012-B-111, REMIC, 7.00%, 10/25/42	136	157
Interest Only, Series 2013-SW-96, REMIC, 4.55%, (6.10% - (1M US LIBOR * 1)), 09/25/43 (a) (e)	631	96
Interest Only, Series 2013-SA-121, REMIC, 4.55%, (6.10% - (1M US LIBOR * 1)), 12/25/43 (a) (e)	1,402	209
Interest Only, Series 2014-MS-87, REMIC, 4.70%, (6.25% - (1M US LIBOR * 1)), 01/25/45 (a) (e)	696	107
Interest Only, Series 2015-MS-82, REMIC, 4.15%, (5.70% - (1M US LIBOR * 1)), 11/25/45 (a) (e)	1,426	194
Interest Only, Series 2015-BS-86, REMIC, 4.15%, (5.70% - (1M US LIBOR * 1)), 11/25/45 (a) (e)	388	52
Interest Only, Series 2015-SA-79, REMIC, 4.70%, (6.25% - (1M US LIBOR * 1)), 11/25/45 (a) (e)	585	93
Interest Only, Series 2016-IP-3, REMIC, 4.00%, 02/25/46 (e)	1,904	385
Interest Only, Series 2016-SJ-1, REMIC, 4.60%, (6.15% - (1M US LIBOR * 1)), 02/25/46 (a) (e)	1,467	274
Interest Only, Series 2013-SN-130, REMIC, 5.10%, (6.65% - (1M US LIBOR * 1)), 10/25/42 (a) (e)	2,201	378
Interest Only, Series 2015-PS-28, REMIC, 4.05%, (5.60% - (1M US LIBOR * 1)), 08/25/44 (a) (e)	3,275	454
Government National Mortgage Association
Interest Only, Series 2010-SA-31, REMIC, 4.25%, (5.75% - (1M US LIBOR * 1)), 03/20/40 (a) (e)	951	136
Interest Only, Series 2010-S-101, REMIC, 4.50%, (6.00% - (1M US LIBOR * 1)), 08/20/40 (a) (e)	1,305	201
Interest Only, Series 2013-SJ-152, REMIC, 4.65%, (6.15% - (1M US LIBOR * 1)), 05/20/41 (a) (e)	895	142
Interest Only, Series 2012-MS-149, REMIC, 4.75%, (6.25% - (1M US LIBOR * 1)), 12/20/42 (a) (e)	501	81
Interest Only, Series 2013-DS-103, REMIC, 4.65%, (6.15% - (1M US LIBOR * 1)), 07/20/43 (a) (e)	319	51
Interest Only, Series 2013-SD-113, REMIC, 5.21%, (6.70% - (1M US LIBOR * 1)), 08/16/43 (a) (e)	671	112
Interest Only, Series 2013-DS-134, REMIC, 4.60%, (6.10% - (1M US LIBOR * 1)), 09/20/43 (a) (e)	347	54
Interest Only, Series 2014-SL-132, REMIC, 4.60%, (6.10% - (1M US LIBOR * 1)), 10/20/43 (a) (e)	1,620	221
Interest Only, Series 2013-SG-167, REMIC, 4.65%, (6.15% - (1M US LIBOR * 1)), 11/20/43 (a) (e)	298	47
Interest Only, Series 2014-SA-41, REMIC, 4.60%, (6.10% - (1M US LIBOR * 1)), 03/20/44 (a) (e)	402	64
Interest Only, Series 2014-BS-133, REMIC, 4.10%, (5.60% - (1M US LIBOR * 1)), 09/20/44 (a) (e)	414	56
Interest Only, Series 2015-IO-14, REMIC, 5.00%, 10/20/44 (e)	1,746	365

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Interest Only, Series 2014-IB-188, REMIC, 4.00%, 12/20/44 (e)	1,036	155
Interest Only, Series 2015-SG-64, REMIC, 4.10%, (5.60% - (1M US LIBOR * 1)), 05/20/45 (a) (e)	1,412	224
Interest Only, Series 2015-MS-110, REMIC, 4.21%, (5.71% - (1M US LIBOR * 1)), 08/20/45 (a) (e)	2,125	292
Interest Only, Series 2015-SB-112, REMIC, 4.24%, (5.74% - (1M US LIBOR * 1)), 08/20/45 (a) (e)	506	70
Interest Only, Series 2015-KI-117, REMIC, 5.00%, 08/20/45 (e)	1,447	301
Interest Only, Series 2015-SE-123, REMIC, 4.22%, (5.72% - (1M US LIBOR * 1)), 09/20/45 (a) (e)	522	72
Interest Only, Series 2015-HS-126, REMIC, 4.70%, (6.20% - (1M US LIBOR * 1)), 09/20/45 (a) (e)	1,264	197
Interest Only, Series 2015-SP-123, REMIC, 4.75%, (6.25% - (1M US LIBOR * 1)), 09/20/45 (a) (e)	1,743	277
Interest Only, Series 2015-QS-144, REMIC, 4.20%, (5.70% - (1M US LIBOR * 1)), 10/20/45 (a) (e)	413	50
Interest Only, Series 2015-SD-168, REMIC, 4.70%, (6.20% - (1M US LIBOR * 1)), 11/20/45 (a) (e)	436	68
Interest Only, Series 2016-SM-4, REMIC, 4.15%, (5.65% - (1M US LIBOR * 1)), 01/20/46 (a) (e)	1,617	223
Interest Only, Series 2016-SB-6, REMIC, 4.15%, (5.65% - (1M US LIBOR * 1)), 01/20/46 (a) (e)	1,258	176
Interest Only, Series 2016-S-6, REMIC, 4.15%, (5.65% - (1M US LIBOR * 1)), 01/20/46 (a) (e)	577	80
Interest Only, Series 2015-AS-57, REMIC, 4.10%, (5.60% - (1M US LIBOR * 1)), 04/20/45 (a) (e)	2,674	358
Interest Only, Series 2016-IA-27, REMIC, 4.00%, 06/20/45 (e)	1,048	149
Interest Only, Series 2015-IM-111, REMIC, 4.00%, 08/20/45 (e)	1,640	263
Interest Only, Series 2017-AI-38, REMIC, 4.00%, 03/20/46 (e)	1,772	262
Interest Only, Series 2016-DI-138, REMIC, 4.00%, 10/20/46 (e)	103	17
		12,592
Mortgage-Backed Securities 23.2%
Federal Home Loan Mortgage Corp.
5.00%, 03/01/26	34	37
3.89%, (12M US LIBOR +/- MBS spread), 01/01/37 (a)	363	385
3.00% - 7.00%, 04/01/28 - 10/01/45	9,057	9,661
3.50%, 04/01/43	10,574	10,924
3.50%, 06/01/45	1,804	1,865
3.50%, 06/01/46	1,726	1,789
Federal National Mortgage Association
4.50% - 6.50%, 03/01/18 - 05/01/19	77	78
4.50%, 10/01/23	7,281	7,746
5.00% - 6.00%, 09/01/23 - 05/01/25	616	642
2.92% - 3.43%, (12M US Federal Reserve Cumulative Average CMT +/- MBS spread), 11/01/35 - 09/01/36 (a)	540	562
4.50%, 04/01/45	5,841	6,328
4.50%, 05/01/45	656	711
TBA, 4.50%, 01/15/46 (g)	10,000	10,640
3.00% - 8.00%, 04/01/30 - 10/01/46	14,676	15,445
4.50%, 06/01/47	5,949	6,339
4.50%, 01/01/48	50,767	54,059
TBA, 3.50%, 01/15/48 (g)	8,000	8,217
TBA, 4.00%, 01/15/48 (g)	16,000	16,736
TBA, 5.00%, 01/15/48 (g)	1,000	1,075
Government National Mortgage Association
4.00%, 02/20/41 - 10/20/42	50	53
4.00% - 6.00%, 06/15/34 - 08/20/47	5,831	6,158
4.00%, 10/20/43	3,587	3,778
4.00%, 11/20/44	2,258	2,375
4.00%, 01/20/45	12,657	13,313
4.00%, 06/20/45	5,753	6,052
	Shares/Par[1]	Value
4.00%, 08/20/45	2,007	2,109
4.00%, 09/20/45	9,330	9,802
4.00%, 10/20/45	13,048	13,708
4.00%, 11/20/45	2,533	2,661
4.00%, 01/20/46	3,824	4,015
4.00%, 02/20/46	2,852	2,995
4.00%, 06/20/47	14,400	15,025
4.00%, 07/20/47	2,886	3,014
4.00%, 12/20/47	4,000	4,196
TBA, 4.00%, 01/15/48 (g)	16,000	16,683
		259,176
Municipal 1.4%
Northstar Education Finance Inc.
insured by Guaranteed Student Loans, 3.21%, 04/01/42 (a)	2,300	2,135
insured by Guaranteed Student Loans, 4.13% - 4.99%, 04/01/42 (a)	1,350	1,259
State of California
7.95%, 03/01/36	1,290	1,441
7.63%, 03/01/40	2,390	3,739
State of Illinois
5.10%, 06/01/33	2,535	2,531
6.63% - 7.35%, 02/01/35 - 07/01/35	920	1,049
Other Securities		3,524
		15,678
Sovereign 4.5%
Argentina Republic Government International Bond
3.38%, 01/15/23, EUR	890	1,090
5.00%, 01/15/27, EUR	3,990	4,969
7.13%, 07/06/36 (d)	150	163
2.26%, 12/31/38, EUR (h)	200	171
5.25% - 6.25%, 01/15/28 - 11/09/47, EUR	490	608
Hashemite Kingdom of Jordan Government Bond
2.50%, 10/30/20 (d)	5,000	5,033
Inter-American Development Bank
1.00%, 02/27/18	1,700	1,699
7.00%, 06/15/25	1,500	1,893
6.75%, 07/15/27	1,800	2,293
Israel Government AID Bond
5.50%, 09/18/23	3,700	4,302
5.50%, 12/04/23 - 04/26/24	1,800	2,112
Kreditanstalt fur Wiederaufbau
1.13%, 08/06/18	9,600	9,564
Other Securities		16,139
		50,036
Treasury Inflation Indexed Securities 0.6%
U.S. Treasury Inflation Indexed Note
0.63%, 01/15/26 (i)	1,869	1,897
0.38%, 01/15/27 (i)	1,276	1,266
0.88% - 2.50%, 01/15/29 - 02/15/47 (i)	2,877	3,204
		6,367
U.S. Government Agency Obligations 2.1%
Federal Home Loan Bank
2.88%, 06/13/25 (j)	6,650	6,815
Federal National Mortgage Association
1.88%, 09/24/26 (j)	8,900	8,409
6.25%, 05/15/29 (j)	2,600	3,476
6.63%, 11/15/30 (j)	900	1,267
Tennessee Valley Authority
3.88%, 02/15/21 (j)	3,700	3,897
		23,864
U.S. Treasury Securities 17.1%
U.S. Treasury Bond
0.00%, 11/15/35 (k)	10,900	6,709
Interest Only, 0.00%, 11/15/37 (k)	7,800	4,519
3.63%, 02/15/44 (l)	12,820	14,981
3.13%, 08/15/44	6,470	6,945
3.00%, 11/15/44	10,400	10,922
2.88%, 08/15/45	3,500	3,587
3.00%, 11/15/45	13,840	14,536
2.88%, 11/15/46 (l)	32,170	32,994
2.75%, 11/15/47	1,870	1,872

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
U.S. Treasury Note
1.63%, 07/31/20 (l)	430	427
1.38%, 04/30/21 (l)	30	29
2.13%, 07/31/24	75,720	74,809
2.13%, 11/30/24	12,050	11,890
2.25%, 12/31/24	6,030	5,995
		190,215
Total Government And Agency Obligations (cost $557,274)		557,928
PREFERRED STOCKS 0.1%
Financials 0.1%
Other Securities		1,132
Total Preferred Stocks (cost $1,144)		1,132
OTHER EQUITY INTERESTS 0.0%
Other Securities		—
Total Other Equity Interests (cost $0)		—
CREDIT LINKED STRUCTURED NOTES 0.5%
JPMorgan Chase & Co. Credit Linked Note
(Egypt Treasury Bill, 0.00%, 07/24/18, Moody's rating N/A), EGP (b) (k)	13,700	719
JPMorgan Chase Bank NA Credit Linked Note
(Egypt Treasury Bill, 0.00%, 05/08/18, Moody's Rating N/A), EGP (b) (k)	6,875	361
(Egypt Treasury Bill, 0.00%, 02/13/18, Moody's rating N/A), EGP (b) (k)	15,575	856
Other Securities		3,959
Total Credit Linked Structured Notes (cost $5,839)		5,895
COMMON STOCKS 0.0%
Consumer Discretionary 0.0%
Other Securities		—
Total Common Stocks (cost $184)		—
SHORT TERM INVESTMENTS 6.4%
Investment Companies 5.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (m) (n)	57,000	57,000
Securities Lending Collateral 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (n)	4,655	4,655
Treasury Securities 0.9%
Brazil Letras do Tesouro Nacional
0.00%, 10/01/19, BRL (o)	14,732	3,891
	Shares/Par[1]	Value
U.S. Treasury Bill
1.21%, 05/24/18 (o)	5,400	5,369
		9,260
Total Short Term Investments (cost $71,048)		70,915
Total Investments 103.5% (cost $1,146,240)		1,153,767
Total Forward Sales Commitments (1.1)% (proceeds $12,330)		(12,330)
Total Purchased Options 0.0% (cost $25)		70
Other Derivative Instruments 0.2%		2,011
Other Assets and Liabilities, Net (2.6)%		(28,816)
Total Net Assets 100.0%		$1,114,702

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $208,374 and 18.7%, respectively.

(c) Perpetual security. Next contractual call date presented, if applicable.

(d) All or portion of the security was on loan.

(e) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(g) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $53,444.

(h) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(i) Treasury inflation indexed note, par amount is adjusted for inflation.

(j) The security is a direct debt of the agency and not collateralized by mortgages.

(k) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(l) All or a portion of the security is pledged or segregated as collateral.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(o) The coupon rate represents the yield to maturity.

	Shares/Par[1]	Value
FORWARD SALES COMMITMENTS (1.1%)
GOVERNMENT AND AGENCY OBLIGATIONS (1.1%)
Mortgage-Backed Securities (1.1%)
Federal Home Loan Mortgage Corp.
TBA, 3.50%, 01/15/48 (a)	(12,000)	$(12,330)
Total Government And Agency Obligations (proceeds $12,330)		(12,330)
Total Forward Sales Commitments (1.1%) (proceeds $12,330)		$(12,330)

(a) All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2017, the total proceeds for investments sold on a delayed delivery basis was $12,330.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Bolivarian Republic of Venezuela, 0.00%, 05/07/28	03/04/16	$299	$149	—%
Commonwealth of Puerto Rico, 0.00%, 07/01/26	05/15/14	137	37	—
Commonwealth of Puerto Rico, 0.00%, 07/01/31	05/08/14	7	2	—
Commonwealth of Puerto Rico, 0.00%, 07/01/32	05/08/14	8	2	—
Commonwealth of Puerto Rico, 0.00%, 07/01/32	04/02/14	8	2	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Restricted Securities (continued)
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Commonwealth of Puerto Rico, 0.00%, 07/01/33	05/14/14	111	32	—
Commonwealth of Puerto Rico, 0.00%, 07/01/34	09/22/14	8	2	—
Commonwealth of Puerto Rico, 0.00%, 07/01/34	05/07/14	7	2	—
Commonwealth of Puerto Rico, 0.00%, 07/01/35	10/26/16	745	217	—
Commonwealth of Puerto Rico, 0.00%, 07/01/36	05/06/14	8	2	—
Commonwealth of Puerto Rico, 0.00%, 07/01/38	02/19/14	11	3	—
Commonwealth of Puerto Rico, 0.00%, 07/01/39	02/19/14	179	59	—
Commonwealth of Puerto Rico, 0.00%, 07/01/41	02/19/14	11	3	—
Commonwealth of Puerto Rico, 0.00%, 07/01/41	10/28/16	44	15	—
Credit Suisse European Mortgage Capital Ltd., Series 2015-A-1HWA, 2.75%, 04/20/20	05/28/15	2,335	2,608	0.3
Federal Home Loan Mortgage Corp., Series N-1103 REMIC - Interest Only, 1156.50%, 06/15/21	02/29/00	—	—	—
Federal Home Loan Mortgage Corp., Series C45-304 - Interest Only, 3.00%, 12/15/27	05/17/16	53	57	—
Federal Home Loan Mortgage Corp., Series SD-4320 REMIC - Interest Only, 4.62%, 07/15/39	12/22/16	112	96	—
Federal Home Loan Mortgage Corp., Series SW-3852 REMIC - Interest Only, 4.52%, 05/15/41	07/27/16	126	109	—
Federal Home Loan Mortgage Corp., Series PS-4273 REMIC - Interest Only, 4.62%, 11/15/43	07/07/16	110	142	—
Federal Home Loan Mortgage Corp., Series SE-4314 REMIC - Interest Only, 4.57%, 03/15/44	02/19/14	120	110	—
Federal Home Loan Mortgage Corp., Series GS-4326 REMIC - Interest Only, 4.57%, 04/15/44	02/22/17	181	156	—
Federal Home Loan Mortgage Corp., Series AS-4473 REMIC - Interest Only, 4.12%, 05/15/45	07/11/16	171	144	—
Federal Home Loan Mortgage Corp., Series ST-4583 REMIC - Interest Only, 4.52%, 05/15/46	09/15/16	663	601	0.1
Federal National Mortgage Association, Series 2010-LS-126 REMIC - Interest Only, 3.64%, 11/25/40	09/28/12	(10)	471	0.1
Federal National Mortgage Association, Series 2012-SA-5 REMIC - Interest Only, 4.40%, 02/25/42	05/24/16	141	117	—
Federal National Mortgage Association, Series 2013-SY-96 REMIC - Interest Only, 4.60%, 07/25/42	09/30/15	106	91	—
Federal National Mortgage Association, Series 2012-SB-88 REMIC - Interest Only, 5.12%, 07/25/42	07/14/16	107	91	—
Federal National Mortgage Association, Series 2013-SN-130 REMIC - Interest Only, 5.10%, 10/25/42	10/27/16	468	378	0.1
Federal National Mortgage Association, Series 2013-SW-96 REMIC - Interest Only, 4.55%, 09/25/43	09/14/16	114	96	—
Federal National Mortgage Association, Series 2013-SA-121 REMIC - Interest Only, 4.55%, 12/25/43	10/02/15	250	209	—
Federal National Mortgage Association, Series 2015-PS-28 REMIC - Interest Only, 4.05%, 08/25/44	05/11/17	505	454	0.1
Federal National Mortgage Association, Series 2014-MS-87 REMIC - Interest Only, 4.70%, 01/25/45	01/06/16	125	107	—
Federal National Mortgage Association, Series 2015-MS-82 REMIC - Interest Only, 4.15%, 11/25/45	10/29/15	226	194	—
Federal National Mortgage Association, Series 2015-BS-86 REMIC - Interest Only, 4.15%, 11/25/45	06/06/16	58	52	—
Federal National Mortgage Association, Series 2015-SA-79 REMIC - Interest Only, 4.70%, 11/25/45	05/09/16	104	93	—
Federal National Mortgage Association, Series 2016-IP-3 REMIC - Interest Only, 4.00%, 02/25/46	07/11/16	292	385	0.1
Federal National Mortgage Association, Series 2016-SJ-1 REMIC - Interest Only, 4.60%, 02/25/46	05/24/16	293	274	—
Government National Mortgage Association, Series 2010-SA-31 REMIC - Interest Only, 4.25%, 03/20/40	03/07/16	168	136	—
Government National Mortgage Association, Series 2010-S-101 REMIC - Interest Only, 4.50%, 08/20/40	01/06/16	249	201	—
Government National Mortgage Association, Series 2013-SJ-152 REMIC - Interest Only, 4.65%, 05/20/41	01/29/16	171	142	—
Government National Mortgage Association, Series 2012-MS-149 REMIC - Interest Only, 4.75%, 12/20/42	07/15/16	97	81	—
Government National Mortgage Association, Series 2013-DS-103 REMIC - Interest Only, 4.65%, 07/20/43	10/15/15	61	51	—
Government National Mortgage Association, Series 2013-SD-113 REMIC - Interest Only, 5.21%, 08/16/43	01/29/16	105	112	—
Government National Mortgage Association, Series 2013-DS-134 REMIC - Interest Only, 4.60%, 09/20/43	12/01/15	64	54	—
Government National Mortgage Association, Series 2014-SL-132 REMIC - Interest Only, 4.60%, 10/20/43	05/04/16	249	221	—
Government National Mortgage Association, Series 2013-SG-167 REMIC - Interest Only, 4.65%, 11/20/43	09/04/14	58	47	—
Government National Mortgage Association, Series 2014-SA-41 REMIC - Interest Only, 4.60%, 03/20/44	01/29/16	71	64	—
Government National Mortgage Association, Series 2014-BS-133 REMIC - Interest Only, 4.10%, 09/20/44	04/10/13	68	56	—
Government National Mortgage Association, Series 2015-IO-14 REMIC - Interest Only, 5.00%, 10/20/44	03/07/16	344	365	0.1
Government National Mortgage Association, Series 2014-IB-188 REMIC - Interest Only, 4.00%, 12/20/44	05/28/15	133	155	—
Government National Mortgage Association, Series 2015-AS-57 REMIC - Interest Only, 4.10%, 04/20/45	10/25/16	422	358	0.1
Government National Mortgage Association, Series 2015-SG-64 REMIC - Interest Only, 4.10%, 05/20/45	07/27/16	229	224	—
Government National Mortgage Association, Series 2016-IA-27 REMIC - Interest Only, 4.00%, 06/20/45	07/31/17	120	149	—
Government National Mortgage Association, Series 2015-IM-111 REMIC - Interest Only, 4.00%, 08/20/45	10/26/16	229	263	—
Government National Mortgage Association, Series 2015-MS-110 REMIC - Interest Only, 4.21%, 08/20/45	10/07/15	393	292	—
Government National Mortgage Association, Series 2015-SB-112 REMIC - Interest Only, 4.24%, 08/20/45	07/27/17	100	70	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Restricted Securities (continued)
Government National Mortgage Association, Series 2015-KI-117 REMIC - Interest Only, 5.00%, 08/20/45	03/04/16	289	301	—
Government National Mortgage Association, Series 2015-SE-123 REMIC - Interest Only, 4.22%, 09/20/45	01/15/16	100	72	—
Government National Mortgage Association, Series 2015-HS-126 REMIC - Interest Only, 4.70%, 09/20/45	09/01/15	280	197	—
Government National Mortgage Association, Series 2015-SP-123 REMIC - Interest Only, 4.75%, 09/20/45	07/07/16	317	277	—
Government National Mortgage Association, Series 2015-QS-144 REMIC - Interest Only, 4.20%, 10/20/45	10/29/15	83	50	—
Government National Mortgage Association, Series 2015-SD-168 REMIC - Interest Only, 4.70%, 11/20/45	09/24/15	76	68	—
Government National Mortgage Association, Series 2016-S-6 REMIC - Interest Only, 4.15%, 01/20/46	11/27/13	97	80	—
Government National Mortgage Association, Series 2016-SB-6 REMIC - Interest Only, 4.15%, 01/20/46	01/29/16	201	176	—
Government National Mortgage Association, Series 2016-SM-4 REMIC - Interest Only, 4.15%, 01/20/46	01/29/16	259	223	—
Government National Mortgage Association, Series 2017-AI-38 REMIC - Interest Only, 4.00%, 03/20/46	02/22/17	269	262	—
Government National Mortgage Association, Series 2016-DI-138 REMIC - Interest Only, 4.00%, 10/20/46	05/20/14	14	17	—
Home Interior Gift Inc.	11/14/13	184	—	—
Impac CMB Trust, Series 2004-2A-10 REMIC, 2.19%, 03/25/35	12/29/15	54	50	—
Macquarie Bank Ltd., 6.63%, 04/07/21	10/22/15	364	370	0.1
Maquinaria Especializada MXO S.A.P.I. de C.V.	10/15/15	—	—	—
Maquinaria Especializada MXO S.A.P.I. de C.V., 0.00%, 04/13/21	02/19/14	246	—	—
Petroleos de Venezuela SA, 0.00%, 10/28/22	05/16/17	3,335	1,781	0.2
Petroleos de Venezuela SA, 0.00%, 04/12/27	07/31/17	734	570	0.1
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/27	05/16/14	12	1	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/28	12/29/15	140	18	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/32	10/27/14	202	28	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/33	05/16/14	5	1	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/33	09/09/14	45	7	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/34	12/11/15	85	11	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/35	05/05/14	8	1	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/35	07/09/14	4	—	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/37	02/19/14	755	118	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/37	11/02/06	9	1	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/37	10/29/15	244	29	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/38	04/27/06	6	1	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/38	05/16/14	20	3	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/39	11/18/15	228	31	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/39	08/29/14	12	1	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/39	09/01/15	321	68	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/41	05/09/14	962	147	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/42	10/27/16	793	101	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/42	12/11/15	138	20	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/43	10/19/15	162	23	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/43	02/19/14	145	20	—
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2A3-AR8 REMIC, 3.57%, 04/25/36	03/25/14	41	41	—
		$22,803	$15,768	1.4%

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Australia Commonwealth Treasury Bond, 3-Year	18	March 2018	AUD	2,000	1	—
U.S. Treasury Long Bond	306	March 2018		46,903	86	(85)
U.S. Treasury Note, 10-Year	114	March 2018		14,084	23	58
U.S. Treasury Note, 2-Year	291	March 2018		62,436	18	(131)
U.S. Treasury Note, 5-Year	616	March 2018		71,595	58	(38)
Ultra 10-Year U.S. Treasury Note	59	March 2018		7,832	17	48
Ultra Long Term U.S. Treasury Bond	(53)	March 2018		(8,871)	(27)	(15)
					176	(163)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M Australian Bank Bill Short Term Rate (Q)	Receiving	2.00	03/21/20	AUD	28,590	(12)	53
3M Canada Bankers Acceptance (S)	Receiving	2.54	07/18/48	CAD	3,470	23	(48)
3M Canada Bankers Acceptance (S)	Paying	1.00	03/21/19	CAD	5,750	—	1
3M Canada Bankers Acceptance (S)	Paying	1.25	03/21/20	CAD	39,230	10	(119)
3M Canada Bankers Acceptance (S)	Paying	2.03	07/18/22	CAD	20,580	(3)	(48)
3M Canada Bankers Acceptance (S)	Paying	1.50	03/21/23	CAD	8,030	(2)	(40)
3M Canada Bankers Acceptance (S)	Paying	1.75	03/21/28	CAD	27,570	(40)	(174)
3M LIBOR (Q)	Receiving	2.14	07/03/23		7,600	(9)	36
3M LIBOR (Q)	Receiving	2.28	11/20/23		44,810	(54)	114
3M LIBOR (Q)	Receiving	2.35	08/06/28		15,790	(26)	127
3M LIBOR (Q)	Receiving	2.49	12/12/28		1,900	(3)	(2)
3M LIBOR (Q)	Receiving	2.61	11/15/43		1,100	(3)	(20)
3M LIBOR (Q)	Receiving	2.50	03/21/48		1,780	(3)	(36)
3M LIBOR (Q)	Receiving	2.56	07/03/48		11,820	(22)	(44)
3M LIBOR (S)	Paying	1.75	03/21/20		23,090	7	(29)
3M LIBOR (S)	Paying	1.86	08/06/20		59,170	23	(208)
3M LIBOR (S)	Paying	2.14	11/20/20		103,640	45	(256)
3M LIBOR (S)	Paying	2.23	12/12/20		7,000	3	(11)
3M LIBOR (S)	Paying	2.00	03/21/23		2,940	3	(6)
3M LIBOR (S)	Paying	2.40	08/31/27		6,050	4	(32)
3M LIBOR (S)	Paying	2.75	12/21/27		2,320	1	1
3M LIBOR (S)	Paying	2.25	03/21/28		7,150	12	(25)
3M LIBOR (S)	Paying	2.38	07/03/28		28,680	47	(110)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	2.25	03/21/20	NZD	59,170	(4)	36
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	4.00	12/21/27	NZD	1,800	(1)	(1)
3M South African Johannesburg Interbank Rate (Q)	Receiving	8.87	12/18/27	ZAR	6,570	—	(1)
3M South African Johannesburg Interbank Rate (Q)	Receiving	8.80	12/19/27	ZAR	13,610	1	—
3M South African Johannesburg Interbank Rate (Q)	Receiving	8.88	12/21/27	ZAR	13,660	1	(3)
3M South African Johannesburg Interbank Rate (Q)	Receiving	8.83	12/28/27	ZAR	14,850	—	(1)
3M South African Johannesburg Interbank Rate (Q)	Paying	9.33	10/25/27	ZAR	6,570	—	8
3M South African Johannesburg Interbank Rate (Q)	Paying	9.45	10/26/27	ZAR	14,850	(1)	22
3M South African Johannesburg Interbank Rate (Q)	Paying	9.55	10/26/27	ZAR	13,610	—	23
3M South African Johannesburg Interbank Rate (Q)	Paying	9.32	11/03/27	ZAR	13,660	—	17
3M Stockholm Interbank Offered Rate (Q)	Receiving	0.25	03/21/21	SEK	28,000	1	—
3M Stockholm Interbank Offered Rate (Q)	Receiving	0.50	12/16/21	SEK	261,070	17	62
3M Stockholm Interbank Offered Rate (Q)	Receiving	0.50	03/21/23	SEK	20,680	3	14
3M Stockholm Interbank Offered Rate (Q)	Receiving	2.00	10/25/27	SEK	99,780	15	(34)
3M Stockholm Interbank Offered Rate (Q)	Receiving	2.00	11/02/27	SEK	67,090	10	(28)
3M Stockholm Interbank Offered Rate (Q)	Receiving	2.25	12/21/27	SEK	11,710	2	(9)
3M Stockholm Interbank Offered Rate (A)	Paying	0.05	06/15/18	SEK	172,120	—	(110)
3M Stockholm Interbank Offered Rate (A)	Paying	(0.33)	09/15/18	SEK	230,450	—	19
3M Stockholm Interbank Offered Rate (A)	Paying	(0.10)	06/29/19	SEK	278,870	—	34
6M Australian Bank Bill Short Term Rate (S)	Receiving	3.50	12/21/27	AUD	6,830	(9)	(2)
6M Australian Bank Bill Short Term Rate (S)	Receiving	2.75	03/21/28	AUD	11,690	(31)	16
6M British Bankers' Association Swiss Franc LIBOR (S)	Receiving	1.00	12/21/27	CHF	80	—	(1)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.25	03/21/28	JPY	1,264,860	(1)	23
6M British Bankers' Association Yen LIBOR (S)	Paying	0.50	03/22/28	JPY	307,370	1	1
6M British Bankers' Association Yen LIBOR (S)	Paying	1.25	06/14/38	JPY	114,070	—	(5)
6M Euribor (S)	Receiving	0.25	03/21/23	EUR	30,190	(4)	178
6M Euribor (S)	Receiving	0.50	03/21/25	EUR	1,310	—	10
6M Euribor (S)	Receiving	1.50	08/31/27	EUR	5,300	—	(18)
6M Euribor (A)	Paying	0.35	12/16/21	EUR	41,670	(3)	(90)
6M Euribor (A)	Paying	1.33	01/12/27	EUR	7,700	1	81
6M Euribor (A)	Paying	1.60	10/25/27	EUR	10,650	—	44
6M Euribor (A)	Paying	1.50	12/19/27	EUR	12,650	(1)	(29)
6M Euribor (A)	Paying	1.00	03/21/28	EUR	16,650	1	(127)
6M GBP LIBOR (S)	Receiving	1.25	03/21/28	GBP	12,750	(16)	(107)
6M GBP LIBOR (S)	Receiving	1.40	11/21/28	GBP	6,090	(7)	(40)
6M GBP LIBOR (S)	Receiving	1.94	01/11/32	GBP	5,180	(2)	(115)
6M GBP LIBOR (S)	Receiving	1.50	03/21/33	GBP	11,760	(20)	(120)
6M GBP LIBOR (S)	Receiving	1.75	03/17/37	GBP	16,800	(16)	(157)
6M GBP LIBOR (S)	Receiving	1.75	12/14/37	GBP	6,450	(6)	(10)
6M GBP LIBOR (S)	Receiving	1.75	06/14/38	GBP	2,660	(3)	10
6M GBP LIBOR (S)	Paying	0.75	03/21/20	GBP	62,080	16	119
6M GBP LIBOR (S)	Paying	1.00	03/21/23	GBP	1,570	1	8
6M GBP LIBOR (S)	Paying	1.20	11/21/23	GBP	10,120	6	27

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
6M GBP LIBOR (S)	Paying	1.60	03/16/27	GBP	24,160	16	45
6M Norway Interbank Offered Rate (S)	Receiving	1.50	03/21/23	NOK	93,620	14	70
6M Poland Warsaw Interbank Offered Rate (S)	Receiving	2.51	12/20/22	PLN	19,780	1	(3)
6M Poland Warsaw Interbank Offered Rate (S)	Receiving	2.55	03/21/23	PLN	32,000	1	(17)
Mexican Interbank Rate (M)	Paying	6.75	12/14/22	MXN	27,235	4	(40)
Mexican Interbank Rate (M)	Paying	7.50	03/15/23	MXN	78,925	13	(31)
						1	(1,108)

Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.EM.27 (Q)	1.00	06/20/22	1,028	2	—	(39)
CDX.EM.28 (Q)	1.00	12/20/22	17,829	161	(6)	(557)
CDX.NA.IG.29 (Q)	1.00	12/20/22	28,575	(681)	(5)	(46)
iTraxx Europe Series 27 (Q)	1.00	06/20/22	25,280	(855)	9	(198)
				(1,373)	(2)	(840)

Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Future Options
Eurodollar 1-Year Mid-Curve Future	Put	98.00	06/15/18	91	70
					70

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
ARS/USD	MSC	01/02/18	ARS	7,026	377	(18)
ARS/USD	MSC	01/08/18	ARS	27,057	1,448	(31)
ARS/USD	MSC	01/22/18	ARS	21,245	1,128	(33)
ARS/USD	BNP	01/29/18	ARS	4,963	262	(7)
ARS/USD	MSC	01/29/18	ARS	4,704	249	(13)
ARS/USD	MSC	01/31/18	ARS	23,146	1,222	(16)
ARS/USD	MSC	02/01/18	ARS	15,888	838	(14)
ARS/USD	MSC	02/02/18	ARS	13,720	724	2
ARS/USD	MSC	02/09/18	ARS	18,977	998	(17)
ARS/USD	MSC	02/15/18	ARS	54,105	2,836	(56)
ARS/USD	MSC	02/20/18	ARS	22,376	1,170	(31)
ARS/USD	MSC	02/21/18	ARS	11,917	623	(13)
ARS/USD	MSC	02/27/18	ARS	26,809	1,396	(47)
ARS/USD	MSC	02/28/18	ARS	11,696	609	(29)
ARS/USD	MSC	03/14/18	ARS	26,983	1,395	(70)
ARS/USD	MSC	03/15/18	ARS	26,032	1,345	(49)
ARS/USD	MSC	03/22/18	ARS	10,077	519	(18)
ARS/USD	MSC	03/27/18	ARS	7,665	394	(11)
AUD/USD	MSC	01/16/18	AUD	6,693	5,228	129
AUD/USD	MSC	03/21/18	AUD	14,697	11,478	325
AUD/NZD	MSC	03/21/18	NZD	(4,540)	(3,217)	6
BRL/USD	MSC	01/03/18	BRL	9,307	2,805	(4)
BRL/USD	MSC	02/02/18	BRL	51,905	15,590	(397)
BRL/USD	MSC	02/02/18	BRL	9,992	3,002	19
CAD/USD	MSC	01/17/18	CAD	2,159	1,722	36
CAD/USD	MSC	03/21/18	CAD	17,780	14,193	300
CHF/USD	MSC	03/21/18	CHF	337	348	5
CHF/EUR	MSC	03/21/18	EUR	(3,769)	(4,547)	(9)
CHF/EUR	MSC	03/21/18	EUR	(4,366)	(5,267)	7
CLP/USD	MSC	01/04/18	CLP	469,749	763	38
CLP/USD	MSC	01/05/18	CLP	1,862,155	3,025	165
CLP/USD	MSC	01/11/18	CLP	1,434,722	2,331	136
CLP/USD	MSC	01/16/18	CLP	1,267,044	2,059	115
CLP/USD	MSC	01/22/18	CLP	1,862,155	3,026	(3)
CLP/USD	MSC	01/22/18	CLP	469,749	763	2
CLP/USD	MSC	02/22/18	CLP	459,195	746	43
CNH/USD	MSC	03/21/18	CNH	21,009	3,212	52
CNY/USD	MSC	01/12/18	CNY	26,199	4,021	62
CNY/USD	MSC	02/05/18	CNY	5,509	844	1
CZK/EUR	JPM	01/03/18	EUR	(2,878)	(3,457)	152
CZK/EUR	MSC	03/21/18	EUR	(6,391)	(7,713)	(40)
CZK/EUR	MSC	03/21/18	EUR	(2,993)	(3,611)	11
EUR/CHF	MSC	03/21/18	CHF	(7,917)	(8,168)	(4)
EUR/CHF	MSC	03/21/18	CHF	(7,225)	(7,453)	38
EUR/CZK	MSC	01/03/18	CZK	(76,764)	(3,609)	(14)
EUR/USD	MSC	01/31/18	EUR	27,945	33,622	215
EUR/USD	MSC	03/21/18	EUR	6,376	7,692	90
EUR/GBP	MSC	03/21/18	GBP	(9,207)	(12,480)	129
EUR/HUF	MSC	03/21/18	HUF	(445,635)	(1,730)	(2)
EUR/HUF	MSC	03/21/18	HUF	(90,593)	(352)	—
EUR/JPY	MSC	03/22/18	JPY	(261,330)	(2,329)	29
EUR/NOK	MSC	03/21/18	NOK	(9,602)	(1,175)	(4)
EUR/NOK	MSC	03/21/18	NOK	(19,372)	(2,369)	4
EUR/NZD	MSC	03/21/18	NZD	(1,062)	(752)	(12)
EUR/PLN	MSC	03/21/18	PLN	(2,581)	(742)	(6)
EUR/SEK	MSC	03/21/18	SEK	(22,846)	(2,802)	(15)
EUR/SEK	MSC	03/21/18	SEK	(5,970)	(732)	—
GBP/EUR	MSC	03/21/18	EUR	(4,181)	(5,045)	(39)
GBP/USD	MSC	01/19/18	GBP	10,209	13,808	166
GBP/USD	MSC	03/21/18	GBP	6,582	8,921	58
HKD/USD	HSB	03/27/18	HKD	23,010	2,950	(5)
HUF/EUR	MSC	03/21/18	EUR	(11,265)	(13,591)	41
IDR/USD	MSC	01/11/18	IDR	50,962,825	3,753	3
IDR/USD	MSC	01/12/18	IDR	55,897,370	4,116	23
IDR/USD	MSC	01/16/18	IDR	13,023,588	959	(3)
IDR/USD	MSC	01/16/18	IDR	47,736,154	3,514	9

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
IDR/USD	MSC	01/19/18	IDR	6,806,720	501	1
IDR/USD	MSC	02/02/18	IDR	19,577,181	1,439	(4)
IDR/USD	MSC	02/20/18	IDR	9,861,755	724	(1)
IDR/USD	MSC	02/20/18	IDR	65,329,450	4,793	22
INR/USD	MSC	01/05/18	INR	8,666	136	2
INR/USD	MSC	01/08/18	INR	359,562	5,629	58
INR/USD	MSC	01/12/18	INR	92,015	1,440	52
INR/USD	MSC	01/25/18	INR	405,352	6,334	113
INR/USD	MSC	02/02/18	INR	363,678	5,677	79
INR/USD	MSC	02/15/18	INR	290,241	4,525	59
INR/USD	MSC	02/26/18	INR	235,065	3,659	11
JPY/EUR	MSC	03/22/18	EUR	(1,849)	(2,230)	(17)
JPY/USD	MSC	01/12/18	JPY	386,256	3,431	(14)
JPY/USD	MSC	01/12/18	JPY	416,492	3,699	24
JPY/USD	MSC	03/22/18	JPY	789,275	7,035	(39)
JPY/USD	MSC	03/22/18	JPY	1,472,811	13,126	38
KRW/USD	MSC	01/16/18	KRW	6,438,874	6,016	99
KRW/USD	MSC	01/22/18	KRW	535,413	500	6
KRW/USD	MSC	01/26/18	KRW	469,402	439	5
KRW/USD	MSC	02/05/18	KRW	899,064	840	(3)
MXN/USD	MSC	03/21/18	MXN	140,333	7,047	(258)
MXN/USD	MSC	03/21/18	MXN	5,804	291	2
NOK/EUR	MSC	03/21/18	EUR	(16,548)	(19,967)	(158)
NOK/EUR	MSC	03/21/18	EUR	(17,049)	(20,570)	30
NOK/USD	MSC	03/21/18	NOK	10,151	1,241	14
NOK/SEK	MSC	03/21/18	SEK	(3,163)	(388)	(3)
NZD/USD	MSC	03/21/18	NZD	38,780	27,489	737
PEN/USD	MSC	01/16/18	PEN	9,554	2,949	1
PHP/USD	MSC	01/03/18	PHP	29,263	586	4
PHP/USD	MSC	01/05/18	PHP	16,196	324	5
PHP/USD	MSC	01/08/18	PHP	43,229	866	15
PHP/USD	MSC	01/26/18	PHP	73,465	1,470	45
PHP/USD	MSC	02/22/18	PHP	29,263	585	(1)
PHP/USD	MSC	03/22/18	PHP	73,465	1,466	10
PLN/EUR	MSC	03/21/18	EUR	(16,279)	(19,643)	177
RUB/USD	MSC	02/12/18	RUB	48,714	841	(2)
RUB/USD	MSC	02/12/18	RUB	978,452	16,899	397
SEK/EUR	MSC	03/21/18	EUR	(41,978)	(50,652)	524
SEK/USD	MSC	03/21/18	SEK	14,968	1,836	50
SGD/USD	MSC	03/21/18	SGD	2,379	1,782	7
THB/USD	MSC	01/19/18	THB	24,172	742	10
TRY/USD	MSC	03/21/18	TRY	17,413	4,491	248
TWD/USD	MSC	01/02/18	TWD	13,089	439	2
TWD/USD	MSC	01/23/18	TWD	63,308	2,130	18
TWD/USD	MSC	01/26/18	TWD	13,071	440	2
TWD/USD	MSC	02/05/18	TWD	24,931	839	(4)
TWD/USD	MSC	03/08/18	TWD	26,953	909	5
USD/ARS	MSC	01/02/18	ARS	(7,025)	(377)	3
USD/AUD	MSC	01/16/18	AUD	(6,416)	(5,012)	(121)
USD/AUD	MSC	03/21/18	AUD	(13,768)	(10,754)	(194)
USD/AUD	MSC	03/21/18	AUD	(1,018)	(795)	—
USD/BRL	MSC	01/03/18	BRL	(4,768)	(1,437)	(5)
USD/BRL	MSC	01/03/18	BRL	(4,539)	(1,368)	9
USD/BRL	MSC	02/02/18	BRL	(31,875)	(9,573)	114
USD/CAD	MSC	03/21/18	CAD	(15,828)	(12,635)	(192)
USD/CAD	MSC	03/21/18	CAD	(907)	(724)	—
USD/CHF	MSC	03/21/18	CHF	(2,370)	(2,445)	(24)
USD/CLP	MSC	01/04/18	CLP	(469,749)	(763)	(2)
USD/CLP	MSC	01/05/18	CLP	(1,862,155)	(3,026)	2
USD/CLP	MSC	01/16/18	CLP	(1,378,349)	(2,240)	(78)
USD/CLP	MSC	01/22/18	CLP	(2,072,011)	(3,367)	(25)
USD/CLP	MSC	01/22/18	CLP	(891,687)	(1,449)	—
USD/CLP	MSC	02/05/18	CLP	(445,010)	(723)	1
USD/CNH	MSC	03/21/18	CNH	(14,439)	(2,207)	(39)
USD/CNY	MSC	01/12/18	CNY	(6,749)	(1,036)	(18)
USD/EUR	MSC	01/31/18	EUR	(37,457)	(45,067)	(309)
USD/EUR	MSC	03/21/18	EUR	(12,009)	(14,492)	(206)
USD/EUR	MSC	03/21/18	EUR	(485)	(586)	—
USD/GBP	MSC	01/19/18	GBP	(10,416)	(14,087)	(226)
USD/GBP	MSC	03/21/18	GBP	(2,393)	(3,243)	(16)
USD/GBP	MSC	03/21/18	GBP	(700)	(949)	—
USD/HKD	CIT	03/27/18	HKD	(37,897)	(4,859)	41
USD/HKD	HSB	03/27/18	HKD	(18,983)	(2,433)	19
USD/HKD	MSC	03/27/18	HKD	(31,020)	(3,977)	12
USD/HKD	SCB	03/27/18	HKD	(12,164)	(1,560)	13
USD/HKD	SCB	05/11/18	HKD	(22,603)	(2,900)	18
USD/HKD	HSB	09/19/18	HKD	(28,425)	(3,655)	9
USD/INR	MSC	01/08/18	INR	(85,753)	(1,343)	(14)
USD/INR	MSC	02/02/18	INR	(48,878)	(763)	(9)
USD/JPY	MSC	01/12/18	JPY	(385,265)	(3,422)	(22)
USD/JPY	MSC	01/12/18	JPY	(429,025)	(3,810)	16
USD/JPY	MSC	03/22/18	JPY	(3,483,792)	(31,051)	(173)
USD/JPY	MSC	03/22/18	JPY	(2,359,993)	(21,036)	111
USD/KRW	MSC	01/16/18	KRW	(3,803,903)	(3,554)	(69)
USD/KRW	MSC	01/22/18	KRW	(784,549)	(733)	(9)
USD/KRW	MSC	02/02/18	KRW	(1,543,549)	(1,443)	—
USD/MXN	MSC	01/26/18	MXN	(41,493)	(2,103)	119
USD/MXN	MSC	03/21/18	MXN	(186,623)	(9,371)	231
USD/NZD	MSC	03/21/18	NZD	(10,594)	(7,508)	(142)
USD/NZD	MSC	03/21/18	NZD	(3,068)	(2,175)	3
USD/PEN	MSC	01/16/18	PEN	(3,823)	(1,180)	(21)
USD/PEN	MSC	01/19/18	PEN	(913)	(282)	(4)
USD/PHP	MSC	01/03/18	PHP	(29,263)	(586)	—
USD/PHP	MSC	01/26/18	PHP	(73,465)	(1,470)	(10)
USD/PHP	MSC	02/09/18	PHP	(75,039)	(1,501)	(43)
USD/PHP	MSC	02/22/18	PHP	(53,596)	(1,071)	(19)
USD/RUB	MSC	02/12/18	RUB	(133,007)	(2,298)	(45)
USD/SEK	MSC	03/21/18	SEK	(13,812)	(1,694)	(29)
USD/SGD	MSC	03/21/18	SGD	(1,376)	(1,030)	(12)
USD/TRY	MSC	03/21/18	TRY	(20,669)	(5,331)	(153)
USD/TWD	MSC	01/02/18	TWD	(13,089)	(440)	(3)
USD/TWD	MSC	01/23/18	TWD	(253,939)	(8,543)	(82)
USD/TWD	MSC	02/02/18	TWD	(62,880)	(2,117)	7
USD/TWD	MSC	02/08/18	TWD	(164,697)	(5,546)	(70)
USD/TWD	MSC	02/22/18	TWD	(169,620)	(5,717)	(72)
USD/TWD	MSC	03/08/18	TWD	(146,074)	(4,927)	(46)
USD/ZAR	MSC	01/18/18	ZAR	(58,464)	(4,698)	(662)
USD/ZAR	MSC	03/22/18	ZAR	(63,107)	(5,025)	(336)
ZAR/USD	MSC	01/18/18	ZAR	25,095	2,017	194
ZAR/USD	MSC	03/22/18	ZAR	132,800	10,574	860
					(173,878)	2,031

OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate (%)	Expiration	Notional [1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Brazil Interbank Deposit Rate (M)	Receiving	MSC	11.74	01/04/21	BRL	17,930	—	(371)
Korean Won 3M Certificate of Deposit (Q)	Paying	BOA	2.00	03/21/20	KRW	33,851,780	3	(36)
Korean Won 3M Certificate of Deposit (Q)	Paying	CGM	2.37	11/02/27	KRW	1,104,700	—	4
Korean Won 3M Certificate of Deposit (Q)	Paying	JPM	2.37	11/01/27	KRW	883,200	—	3
Korean Won 3M Certificate of Deposit (Q)	Paying	JPM	2.32	11/29/27	KRW	1,009,340	—	1
Korean Won 3M Certificate of Deposit (Q)	Paying	MSC	2.31	11/10/27	KRW	1,103,210	—	1
Korean Won 3M Certificate of Deposit (Q)	Paying	MSC	2.34	11/23/27	KRW	688,370	—	2
							3	(396)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Credit Default Swap Agreements
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	920	(10)	(6)	(4)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	460	(5)	(3)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	470	(5)	(3)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	140	(2)	(1)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	330	(4)	(3)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	330	(4)	(3)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	390	(4)	(3)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	330	(4)	(3)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	320	(4)	(2)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	70	—	—	—
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	630	(7)	(2)	(5)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	400	(5)	(1)	(4)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	460	(5)	(1)	(4)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	730	(7)	(2)	(5)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	760	(8)	(2)	(6)
People's Republic of China, 4.25%, 10/28/14 (Q)	JPM	N/A	1.00	03/20/19	230	(3)	(1)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	JPM	N/A	1.00	03/20/19	460	(5)	(2)	(3)
People's Republic of China, 4.25%, 10/28/14 (Q)	BOA	N/A	1.00	06/20/19	70	—	—	—
People's Republic of China, 4.25%, 10/28/14 (Q)	BOA	N/A	1.00	06/20/19	80	(1)	(1)	—
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	430	(6)	(3)	(3)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	190	(2)	(1)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	400	(5)	(5)	—
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	870	(11)	(6)	(5)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	420	(6)	(3)	(3)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	70	—	—	—
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	200	(2)	(1)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	3,030	(38)	—	(38)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	280	(4)	(2)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	320	(4)	(1)	(3)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	700	(9)	(4)	(5)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	330	(4)	(2)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	CIT	N/A	1.00	06/20/19	410	(5)	(4)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	CIT	N/A	1.00	06/20/19	330	(4)	(5)	1
People's Republic of China, 4.25%, 10/28/14 (Q)	CIT	N/A	1.00	06/20/19	180	(2)	(2)	—
People's Republic of China, 4.25%, 10/28/14 (Q)	CIT	N/A	1.00	06/20/19	210	(2)	(1)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	JPM	N/A	1.00	06/20/19	30	—	—	—
People's Republic of China, 4.25%, 10/28/14 (Q)	JPM	N/A	1.00	06/20/19	180	(2)	(1)	(1)
People's Republic of China, 7.50%, 10/28/27 (Q)	BOA	N/A	1.00	12/20/20	1,600	(34)	9	(43)
People's Republic of China, 7.50%, 10/28/27 (Q)	CIT	N/A	1.00	12/20/20	320	(7)	2	(9)
People's Republic of China, 7.50%, 10/28/27 (Q)	CIT	N/A	1.00	12/20/20	3,500	(76)	29	(105)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	12/20/20	1,850	(39)	8	(47)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	12/20/20	100	(2)	1	(3)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	12/20/20	2,230	(48)	20	(68)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	12/20/20	360	(8)	2	(10)
People's Republic of China, 7.50%, 10/28/27 (Q)	BCL	N/A	1.00	06/20/21	200	(5)	1	(6)
People's Republic of China, 7.50%, 10/28/27 (Q)	BCL	N/A	1.00	06/20/21	160	(3)	2	(5)
People's Republic of China, 7.50%, 10/28/27 (Q)	BCL	N/A	1.00	06/20/21	90	(2)	1	(3)
People's Republic of China, 7.50%, 10/28/27 (Q)	BCL	N/A	1.00	06/20/21	100	(2)	—	(2)
People's Republic of China, 7.50%, 10/28/27 (Q)	BOA	N/A	1.00	06/20/21	270	(6)	3	(9)
People's Republic of China, 7.50%, 10/28/27 (Q)	BOA	N/A	1.00	06/20/21	950	(22)	11	(33)
People's Republic of China, 7.50%, 10/28/27 (Q)	CGM	N/A	1.00	06/20/21	720	(16)	7	(23)
People's Republic of China, 7.50%, 10/28/27 (Q)	CIT	N/A	1.00	06/20/21	320	(7)	3	(10)
People's Republic of China, 7.50%, 10/28/27 (Q)	CIT	N/A	1.00	06/20/21	1,500	(34)	8	(42)
People's Republic of China, 7.50%, 10/28/27 (Q)	CIT	N/A	1.00	06/20/21	440	(10)	1	(11)
People's Republic of China, 7.50%, 10/28/27 (Q)	CIT	N/A	1.00	06/20/21	680	(15)	7	(22)
People's Republic of China, 7.50%, 10/28/27 (Q)	CIT	N/A	1.00	06/20/21	370	(8)	4	(12)
People's Republic of China, 7.50%, 10/28/27 (Q)	CIT	N/A	1.00	06/20/21	160	(4)	—	(4)
People's Republic of China, 7.50%, 10/28/27 (Q)	CIT	N/A	1.00	06/20/21	820	(18)	9	(27)
People's Republic of China, 7.50%, 10/28/27 (Q)	DUB	N/A	1.00	06/20/21	340	(8)	1	(9)
People's Republic of China, 7.50%, 10/28/27 (Q)	DUB	N/A	1.00	06/20/21	590	(14)	1	(15)
People's Republic of China, 7.50%, 10/28/27 (Q)	DUB	N/A	1.00	06/20/21	1,070	(24)	—	(24)
People's Republic of China, 7.50%, 10/28/27 (Q)	DUB	N/A	1.00	06/20/21	500	(12)	5	(17)
People's Republic of China, 7.50%, 10/28/27 (Q)	DUB	N/A	1.00	06/20/21	770	(18)	9	(27)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	06/20/21	220	(5)	2	(7)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	06/20/21	190	(5)	—	(5)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	06/20/21	190	(4)	1	(5)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	06/20/21	540	(12)	3	(15)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	06/20/21	60	(2)	—	(2)
People's Republic of China, 7.50%, 10/28/27 (Q)	BCL	N/A	1.00	12/20/21	500	(12)	(2)	(10)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	06/20/22	180	(4)	(3)	(1)
					38,050	(675)	65	(740)

OTC Non-Deliverable Bond Forward Contracts
Reference Entity[2]	Counterparty	Expiration	Notional[1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Egypt Treasury Bill, 0.00%, 02/06/18 (A)	CGM	02/08/18	EGP	10,875	527	73
Egypt Treasury Bill, 0.00%, 03/06/18 (A)	CIT	03/08/18	EGP	5,025	243	30
					770	103

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Goldman Sachs Emerging Markets Debt Fund *
CORPORATE BONDS AND NOTES 22.1%
Argentina 1.2%
Cablevision SA
6.50%, 06/15/21	1,780	$1,894
6.50%, 06/15/21 (a)	300	319
Other Securities		1,875
		4,088
Bangladesh 0.2%
Other Securities		520
Brazil 1.7%
Banco do Brasil SA
6.25%, (callable at 100 beginning 04/15/24) (b)	1,190	1,086
9.00%, (callable at 100 beginning 06/18/24) (b)	370	397
Petrobras Global Finance BV
6.13%, 01/17/22	420	446
5.30%, 01/27/25 (a)	499	501
6.00%, 01/27/28 (a)	1,606	1,612
Other Securities		1,487
		5,529
Canada 0.2%
Other Securities		588
Chile 0.9%
Sociedad Quimica y Minera de Chile SA
5.50%, 04/21/20 (a)	230	244
3.63%, 04/03/23	990	1,002
Other Securities		1,726
		2,972
China 0.6%
China Evergrande Group
8.25%, 03/23/22	760	805
8.75%, 06/28/25	230	238
Other Securities		1,069
		2,112
Colombia 0.8%
Banco de Bogota SA
6.25%, 05/12/26 (a)	1,270	1,371
Colombia Telecomunicaciones SA ESP
8.50%, (callable at 100 beginning 03/30/20) (b)	1,043	1,119
Other Securities		277
		2,767
Dominican Republic 0.4%
Aeropuertos Dominicanos Siglo XXI SA
6.75%, 03/30/29 (a)	1,290	1,410
France 0.1%
Other Securities		215
Guatemala 1.4%
Central American Bottling Corp.
5.75%, 01/31/27 (a)	1,140	1,199
Comcel Trust
6.88%, 02/06/24 (a)	740	769
Comcel Trust via Comunicaciones Celulares SA
6.88%, 02/06/24	600	623
Energuate Trust
5.88%, 05/03/27 (a)	1,210	1,251
Other Securities		781
		4,623
Hong Kong 0.1%
Other Securities		418
India 1.3%
Greenko Dutch BV
5.25%, 07/24/24 (a)	330	335
Greenko Investment Co.
4.88%, 08/16/23	600	595
4.88%, 08/16/23 (a)	200	198
Other Securities		3,022
		4,150
Indonesia 0.1%
Other Securities		271
	Shares/Par[1]	Value
Ireland 0.3%
Phosagro OAO via Phosagro Bond Funding Ltd.
4.20%, 02/13/18	840	840
Israel 0.5%
Delek & Avner Tamar Bond Ltd.
3.84%, 12/30/18 (a)	1,480	1,480
Italy 0.6%
Wind Tre SpA
2.63%, 01/20/23, EUR (a)	500	586
3.13%, 01/20/25, EUR (a)	540	630
5.00%, 01/20/26 (a)	680	651
		1,867
Jamaica 0.6%
Digicel Group Ltd.
8.25%, 09/30/20	370	364
8.25%, 09/30/20 (a)	300	297
Digicel Ltd.
6.00%, 04/15/21	380	375
6.75%, 03/01/23 (a)	910	896
		1,932
Japan 0.5%
Other Securities		1,581
Luxembourg 0.7%
Altice Financing SA
6.63%, 02/15/23	200	210
7.50%, 05/15/26	600	639
7.50%, 05/15/26 (a)	620	660
Telefonica Celular del Paraguay SA
6.75%, 12/13/22	760	783
		2,292
Malaysia 0.1%
Other Securities		308
Mexico 1.6%
Cemex Finance LLC
4.63%, 06/15/24, EUR	220	286
Cemex SAB de CV
4.75%, 01/11/22, EUR (a)	340	418
2.75%, 12/05/24, EUR (a)	280	339
Petroleos Mexicanos
3.75%, 02/21/24, EUR	400	521
Other Securities		3,566
		5,130
Mongolia 0.3%
Energy Resources LLC
2.84%, (callable at 100 beginning 04/01/18) (b) (c)	546	292
8.00%, 09/30/22 (d) (e)	822	842
		1,134
Netherlands 0.1%
Petrobras Global Finance BV
4.38%, 05/20/23	160	159
Other Securities		213
		372
Nigeria 0.1%
Other Securities		239
Paraguay 0.4%
Banco Regional SAECA
8.13%, 01/24/19 (a)	1,410	1,476
Peru 2.1%
Abengoa Transmision Sur SA
6.88%, 04/30/43 (a)	1,938	2,140
Banco de Credito del Peru
4.85%, 10/30/20, PEN (a)	5,525	1,704
Corp. Lindley SA
6.75%, 11/23/21	1,756	1,941
Other Securities		1,133
		6,918
Qatar 0.4%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.30%, 09/30/20	394	406

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
5.84%, 09/30/27 (f) (g)	510	573
6.33%, 09/30/27	330	378
		1,357
Romania 0.1%
Other Securities		334
Russian Federation 1.1%
Credit Bank of Moscow Via CBOM Finance Plc
7.50%, 10/05/27 (d) (e)	1,460	1,351
Phosagro OAO via Phosagro Bond Funding Ltd.
3.95%, 11/03/21 (a)	1,250	1,260
Sberbank of Russia Via SB Capital SA
5.50%, 02/26/24 (d)	470	479
Other Securities		530
		3,620
Singapore 0.2%
Other Securities		742
South Africa 0.9%
Transnet SOC Ltd.
10.00%, 03/30/29, ZAR	16,500	1,238
Other Securities		1,602
		2,840
Turkey 0.7%
Anadolu Efes Biracilik Ve Malt Sanayii A/S
3.38%, 11/01/22	1,050	1,023
Coca-Cola Icecek A/S
4.22%, 09/19/24 (a) (e)	400	406
Other Securities		979
		2,408
Ukraine 0.4%
Other Securities		1,435
United Arab Emirates 0.6%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/47 (a)	800	825
Dolphin Energy Ltd.
5.50%, 12/15/21	250	271
Ruwais Power Co. PJSC
6.00%, 08/31/36 (a)	640	750
		1,846
United Kingdom 0.3%
Other Securities		844
United States of America 0.2%
Other Securities		684
Vietnam 0.2%
Other Securities		696
Zambia 0.1%
Other Securities		228
Total Corporate Bonds And Notes (cost $70,477)		72,266
GOVERNMENT AND AGENCY OBLIGATIONS 61.6%
Argentina 3.9%
Argentina Bonar Bond
25.88%, (Argentina Deposit Rates Badlar + 2.75%), 03/01/18, ARS (d)	9,180	489
25.63%, (Argentina Deposit Rates Badlar + 2.50%), 03/11/19, ARS (d)	17,970	967
26.38%, (Argentina Deposit Rates Badlar + 3.25%), 03/01/20, ARS (d)	2,475	135
25.13%, (Argentina Deposit Rates Badlar + 2.00%), 04/03/22, ARS (d)	3,705	196
Argentina Boncer Inflation Indexed Note
2.50%, 07/22/21, ARS (h)	375	26
Argentina Bonos del Tesoro
22.75%, 03/05/18, ARS	3,300	175
16.00%, 10/17/23, ARS	2,940	156
15.50%, 10/17/26, ARS	2,420	132
Argentina Government International Bond
2.26%, 12/31/38, EUR (i)	420	368
7.13%, 06/28/17 (a) (e)	910	938
Argentina POM Politica Monetaria
28.75%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (d)	80,215	4,528
	Shares/Par[1]	Value
Argentina Republic Government International Bond
3.38%, 01/15/23, EUR	710	869
5.00%, 01/15/27, EUR	750	934
5.25%, 01/15/28, EUR	760	949
2.50%, 12/31/38 (i)	130	96
6.25%, 11/09/47, EUR	100	122
Other Securities		1,708
		12,788
Brazil 3.7%
Brazil Inflation Indexed Notas do Tesouro Nacional
6.00%, 08/15/40, BRL (h)	1,039	1,010
Brazil Notas do Tesouro Nacional
10.00%, 01/01/23, BRL	20,458	6,238
10.00%, 01/01/25, BRL	10,734	3,229
10.00%, 01/01/27, BRL	5,971	1,774
		12,251
Burundi 0.1%
Other Securities		209
Chile 2.6%
Banco Central de Chile en UF Inflation Indexed Note
3.00%, 03/01/22, CLP (j)	455,568	790
Bonos de la Tesoreria de la Republica en pesos
4.50%, 02/28/21, CLP	115,000	191
Bonos de la Tesoreria de la Republica en Pesos
4.50%, 03/01/26, CLP	705,000	1,143
5.00%, 03/01/35, CLP	1,320,000	2,140
Bonos Tesoreria Pesos
4.50%, 03/01/21, CLP	1,860,000	3,094
Chile Government International Bond
5.50%, 08/05/20, CLP	751,000	1,277
		8,635
Colombia 4.2%
Colombia Government International Bond
7.75%, 04/14/21, COP	1,138,000	405
4.38%, 03/21/23, COP	1,858,000	587
Colombia TES
11.25%, 10/24/18, COP	242,300	85
7.00%, 05/04/22, COP	9,848,300	3,459
10.00%, 07/24/24, COP	8,768,400	3,542
7.50%, 08/26/26, COP	2,898,600	1,036
6.00%, 04/28/28, COP	3,372,300	1,078
7.00%, 06/30/32, COP	2,960,100	1,009
Titulos de Tesoreria Inflation Indexed Bond
3.50%, 03/10/21, COP (j)	6,741,486	2,355
3.50%, 05/07/25, COP (j)	20,190	7
3.30%, 03/17/27, COP (j)	497,182	171
		13,734
Czech Republic 1.0%
Czech Republic Government Bond
0.25%, 02/10/27, CZK	24,080	1,001
2.50%, 08/25/28, CZK	33,530	1,694
4.20%, 12/04/36, CZK	12,140	750
		3,445
Dominican Republic 1.0%
Dominican Republic Bond
11.38%, 07/06/29, DOP	3,000	69
Dominican Republic Central Bank Note
11.00%, 09/15/23, DOP (a)	2,190	47
Dominican Republic Government Bond
12.00%, 03/05/32, DOP	58,600	1,392
Dominican Republic International Bond
11.50%, 05/10/24, DOP	17,400	408
18.50%, 02/04/28, DOP (a)	4,900	149
6.85%, 01/27/45 (a)	950	1,067
		3,132
Ecuador 0.2%
Other Securities		585
Hungary 2.5%
Hungary Government Bond
2.50%, 10/27/21, HUF	86,550	355
3.00%, 06/26/24, HUF	1,122,300	4,746
5.50%, 06/24/25, HUF	610,020	2,977

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
6.75%, 10/22/28, HUF	6,970	39
		8,117
Indonesia 2.7%
Indonesia Government Bond
8.25%, 07/15/21, IDR	32,700,000	2,587
7.00%, 05/15/27, IDR	7,241,000	561
Indonesia Government International Bond
5.88%, 01/15/24	720	820
2.15%, 07/18/24, EUR (a)	940	1,185
6.75%, 01/15/44	270	359
Indonesia Treasury Bond
7.88%, 04/15/19, IDR	19,500,000	1,483
6.13%, 05/15/28, IDR	3,000	—
9.00%, 03/15/29, IDR	20,200,000	1,748
		8,743
Malaysia 5.5%
Malaysia Government Bond
3.58%, 09/28/18, MYR	14,530	3,610
3.76%, 03/15/19, MYR	2,020	504
5.73%, 07/30/19, MYR	5,130	1,320
4.38%, 11/29/19, MYR	13,820	3,491
3.89%, 07/31/20, MYR	1,050	263
4.05%, 09/30/21, MYR	1,630	409
4.50%, 04/15/30, MYR	1,100	272
4.23%, 06/30/31, MYR	4,800	1,166
4.25%, 05/31/35, MYR	2,010	477
4.74%, 03/15/46, MYR	1,810	439
Malaysia Government Investment Issue
3.51%, 05/15/18, MYR	2,930	725
3.87%, 08/30/18, MYR	8,470	2,101
3.40%, 11/30/18, MYR	4,950	1,225
3.56%, 04/30/19, MYR	3,330	826
3.74%, 08/26/21, MYR	2,840	700
4.25%, 09/30/30, MYR	1,890	450
4.79%, 10/31/35, MYR	670	166
		18,144
Mexico 2.4%
Mexico Bonos
6.50%, 06/09/22, MXN	105,917	5,163
8.00%, 12/07/23, MXN	13,295	688
10.00%, 12/05/24, MXN	7,718	443
7.50%, 06/03/27, MXN	2,110	106
7.75%, 05/29/31, MXN	21,202	1,080
7.75%, 11/23/34, MXN	4,683	238
7.75%, 11/13/42, MXN	4,230	214
8.00%, 11/07/47, MXN	96	5
		7,937
Nigeria 0.2%
Other Securities		779
Pakistan 0.1%
Other Securities		221
Peru 3.5%
Peru Government International Bond
5.70%, 08/12/24, PEN (a)	7,930	2,645
5.70%, 08/12/24, PEN	2,542	848
8.20%, 08/12/26, PEN	553	210
6.35%, 08/12/28, PEN (a)	5,585	1,890
6.95%, 08/12/31, PEN	2,178	767
6.15%, 08/12/32, PEN (a)	6,320	2,074
6.90%, 08/12/37, PEN	2,462	856
6.85%, 02/12/42, PEN	4,205	1,421
6.71%, 02/12/55, PEN	718	238
Republic of Peru
7.84%, 08/12/20, PEN	843	290
5.20%, 09/12/23, PEN	712	232
		11,471
Puerto Rico 0.2%
Other Securities		562
Romania 1.3%
Romania Government Bond
5.85%, 04/26/23, RON	3,800	1,063
3.25%, 04/29/24, RON	7,770	1,902
	Shares/Par[1]	Value
4.75%, 02/24/25, RON	1,300	346
5.80%, 07/26/27, RON	3,180	909
		4,220
Russian Federation 6.1%
Russia Federal Bond
7.10%, 10/16/24, RUB	108,180	1,874
7.75%, 09/16/26, RUB	124,110	2,203
8.50%, 09/17/31, RUB	502,690	9,424
7.70%, 03/23/33, RUB	321,280	5,598
Russia Government Bond
7.05%, 01/19/28, RUB	47,060	793
		19,892
South Africa 9.6%
Republic of South Africa
6.25%, 03/31/36, ZAR	10,270	597
South Africa Government Bond
8.00%, 01/31/30, ZAR	12,860	947
8.25%, 03/31/32, ZAR	65,940	4,862
8.88%, 02/28/35, ZAR	95,430	7,253
8.50%, 01/31/37, ZAR	128,215	9,296
9.00%, 01/31/40, ZAR	59,485	4,477
6.50%, 02/28/41, ZAR	16,920	964
8.75%, 01/31/44, ZAR	23,563	1,711
8.75%, 02/28/48, ZAR	13,398	977
South Africa Government International Bond
4.88%, 04/14/26	240	245
4.30%, 10/12/28	250	241
		31,570
Suriname 0.1%
Other Securities		214
Thailand 4.3%
Thailand Government Bond
3.65%, 12/17/21, THB	81,800	2,696
1.88%, 06/17/22, THB	44,260	1,364
3.85%, 12/12/25, THB	26,500	907
3.58%, 12/17/27, THB	27,180	909
3.65%, 06/20/31, THB	38,310	1,292
3.78%, 06/25/32, THB	20,200	686
Thailand Government Inflation Indexed Bond
1.25%, 03/12/28, THB (j)	205,669	6,125
		13,979
Turkey 5.3%
Turkey Government Bond
10.40%, 03/27/19, TRY	8,770	2,237
9.40%, 07/08/20, TRY	1,750	427
9.20%, 09/22/21, TRY	1,360	325
11.00%, 03/02/22, TRY	6,220	1,578
10.70%, 08/17/22, TRY	12,920	3,248
8.00%, 03/12/25, TRY	2,400	525
10.60%, 02/11/26, TRY	16,630	4,168
11.00%, 02/24/27, TRY	5,100	1,304
10.50%, 08/11/27, TRY	7,580	1,892
Turkey Government International Bond
7.50%, 11/07/19	420	451
4.88%, 10/09/26	1,320	1,300
		17,455
United States of America 0.1%
Other Securities		368
Uruguay 0.2%
Other Securities		710
Venezuela 0.8%
Petroleos de Venezuela SA
0.00%, 10/28/22 (f) (g) (k) (l)	11,980	2,186
0.00%, 05/16/24 (f) (g) (k) (l)	870	195
0.00%, 11/15/26 (f) (g) (k) (l)	1,250	279
		2,660
Total Government And Agency Obligations (cost $205,791)		201,821

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
CREDIT LINKED STRUCTURED NOTES 7.3%
Colombia 0.2%
Citigroup Funding Inc. Credit Linked Note
(Republic of Colombia, 10.00%, 07/24/24, Moody's rating N/A), COP (f) (g)	1,642,000	659
Egypt 1.8%
Citigroup Global Markets Holdings Inc. Credit Linked Note
(Egypt Treasury Bill, 0.00%, 05/08/18, Moody's Rating N/A), EGP (a) (m)	21,000	1,109
(Egypt Treasury Bill, 0.00%, 07/10/18, Moody's Rating N/A), EGP (a) (m)	24,000	1,226
(Egypt Treasury Bill, 0.00%, 11/23/18, Moody's Rating N/A), EGP (a) (m)	8,475	471
(Egypt Treasury Bill, 0.00%, 10/30/18, Moody's rating N/A), EGP (a) (m)	12,000	588
JPMorgan Chase & Co. Credit Linked Note
(Egypt Treasury Bill, 0.00%, 07/24/18, Moody's rating N/A), EGP (a) (m)	5,300	278
JPMorgan Chase Bank NA Credit Linked Note
(Egypt Treasury Bill, 0.00%, 02/13/18, Moody's rating N/A), EGP (a) (m)	16,500	907
(Egypt Treasury Bill, 0.00%, 05/08/18, Moody's Rating N/A), EGP (a) (m)	10,250	538
Other Securities		760
		5,877
Indonesia 5.3%
Deutsche Bank AG Credit Linked Note
(Indonesia Government, 8.25%, 05/15/36, Moody's Rating N/A), IDR (a)	9,800,000	800
(Indonesia Government, 7.05%, 08/15/32, Moody's rating N/A), IDR (a)	15,300,000	1,184
JPMorgan Chase & Co. Credit Linked Note
(Indonesia Government, 7.88%, 04/15/19, Moody's rating Baa3), IDR (a)	21,400,000	1,627
(Indonesia Government, 8.38%, 09/15/26, Moody's rating N/A), IDR (a)	13,137,000	1,047
(Indonesia Government, 6.63%, 05/15/33, Moody's rating Baa3), IDR (a)	46,000,000	3,290
(Indonesia Government, 9.00%, 03/15/29, Moody's rating Baa3), IDR (a)	55,759,000	4,828
Standard Chartered Bank Credit Linked Note
(Indonesia Government, 9.00%, 03/15/29, Moody's Rating Baa3), IDR (a)	13,685,000	1,183
(Indonesia Government, 6.63%, 05/15/33, Moody's rating Baa3), IDR (a)	18,684,000	1,337
(Indonesia Government, 8.75%, 05/15/31, Moody's rating N/A), IDR (a)	22,757,000	1,936
		17,232
Total Credit Linked Structured Notes (cost $25,200)		23,768
COMMON STOCKS 0.0%
Mongolia 0.0%
Mongolian Mining Corp. (k)	1,247	33
United States of America 0.0%
Other Securities		—
Total Common Stocks (cost $41)		33
SHORT TERM INVESTMENTS 2.4%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (n) (o)	500	500
	Shares/Par[1]	Value
Securities Lending Collateral 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (o)	5,372	5,372
Treasury Securities 0.6%
Letras Banco Central Argentina Treasury Bill
1.35%, 06/21/18, ARS (p)	10,400	493
1.33%, 07/18/18, ARS (p)	14,225	663
1.30%, 08/15/18, ARS (p)	17,550	799
		1,955
Total Short Term Investments (cost $7,910)		7,827
Total Investments 93.4% (cost $309,419)		305,715
Total Purchased Options 0.0% (cost $6)		18
Other Derivative Instruments (0.2)%		(725)
Other Assets and Liabilities, Net 6.8%		22,374
Total Net Assets 100.0%		$327,382

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $72,250 and 22.1%, respectively.

(b) Perpetual security. Next contractual call date presented, if applicable.

(c) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) All or portion of the security was on loan.

(f) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(g) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(h) Treasury inflation indexed note, par amount is not adjusted for inflation.

(i) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(j) Treasury inflation indexed note, par amount is adjusted for inflation.

(k) Non-income producing security.

(l) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.0% of the Fund’s net assets.

(m) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(n) Investment in affiliate.

(o) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(p) The coupon rate represents the yield to maturity.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Citigroup Funding Inc. Credit Linked Note - Republic of Colombia, 10.00%, 07/24/24, Moody's rating N/A	08/12/11	$1,043	$659	0.2%
Commonwealth of Puerto Rico, 0.00%, 07/01/27	05/13/14	8	2	—
Commonwealth of Puerto Rico, 0.00%, 07/01/31	05/13/14	19	6	—
Commonwealth of Puerto Rico, 0.00%, 07/01/32	05/06/14	15	5	—
Commonwealth of Puerto Rico, 0.00%, 07/01/32	05/08/14	34	10	—
Commonwealth of Puerto Rico, 0.00%, 07/01/34	05/08/14	8	2	—
Commonwealth of Puerto Rico, 0.00%, 07/01/36	05/07/14	15	5	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Restricted Securities (continued)
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Commonwealth of Puerto Rico, 0.00%, 07/01/37	05/08/14	48	18	—
Commonwealth of Puerto Rico, 0.00%, 07/01/38	04/02/14	42	12	—
Commonwealth of Puerto Rico, 0.00%, 07/01/39	11/25/06	214	66	—
Commonwealth of Puerto Rico, 0.00%, 07/01/39	05/05/14	12	5	—
Commonwealth of Puerto Rico, 0.00%, 07/01/41	03/25/14	31	10	—
Commonwealth of Puerto Rico, 0.00%, 07/01/41	05/05/14	30	9	—
Itau Unibanco Holding SA, 6.13%, callable at 100 beginning 12/12/22	12/29/17	370	374	0.1
Petroleos de Venezuela SA, 0.00%, 10/28/22	05/16/17	4,094	2,186	0.7
Petroleos de Venezuela SA, 0.00%, 05/16/24	11/25/06	274	195	0.1
Petroleos de Venezuela SA, 0.00%, 11/15/26	06/22/17	470	279	0.1
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/27	02/19/14	32	4	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/28	11/15/17	257	32	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/32	02/19/14	386	54	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/33	02/19/14	120	18	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/35	12/30/16	2	—	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/35	05/16/14	7	1	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/37	05/16/14	16	2	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/37	05/16/17	229	31	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/38	05/16/14	12	2	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/38	07/09/14	49	7	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/39	02/19/14	46	5	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/39	02/19/14	45	5	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/39	02/19/14	33	5	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/41	05/09/14	61	13	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/42	05/08/14	431	56	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/43	02/19/14	127	25	—
Puerto Rico Sales Tax Financing Corp., 0.00%, 08/01/43	05/14/14	43	6	—
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.84%, 09/30/27	07/14/15	574	573	0.2
Rolta Americas LLC, 0.00%, 07/24/19	07/19/17	72	101	—
Samarco Mineracao SA, 0.00%, 11/01/22	05/16/17	211	206	0.1
Universal Entertainment Corp., 8.50%, 08/24/20	10/19/16	780	790	0.3
		$10,260	$5,779	1.8%

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Euro-Bobl	(18)	March 2018	EUR	(2,382)	—	16
Euro-Bund	(9)	March 2018	EUR	(1,467)	1	14
U.S. Treasury Long Bond	8	March 2018		1,229	1	(5)
U.S. Treasury Note, 10-Year	(20)	March 2018		(2,485)	(4)	4
U.S. Treasury Note, 2-Year	7	March 2018		1,502	1	(4)
U.S. Treasury Note, 5-Year	100	March 2018		11,612	9	4
Ultra 10-Year U.S. Treasury Note	(15)	March 2018		(2,009)	(4)	6
Ultra Long Term U.S. Treasury Bond	(4)	March 2018		(673)	(2)	2
					2	37

Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M South African Johannesburg Interbank Rate (Q)	Paying	7.33	03/21/20	ZAR	78,470	1	37
6M Euribor (S)	Receiving	0.25	03/21/23	EUR	470	—	3
6M Euribor (S)	Receiving	0.50	03/21/25	EUR	280	—	2
6M Euribor (S)	Receiving	1.00	03/21/28	EUR	760	—	6
6M Poland Warsaw Interbank Offered Rate (S)	Receiving	2.57	03/21/23	PLN	15,320	—	(2)
6M Poland Warsaw Interbank Offered Rate (S)	Receiving	2.96	12/22/27	PLN	1,540	—	(1)
6M Poland Warsaw Interbank Offered Rate (S)	Receiving	2.96	12/27/27	PLN	3,060	—	(1)
Brazil Interbank Deposit Rate (M)	Paying	6.90	01/02/19	BRL	19,200	—	—
Mexican Interbank Rate (M)	Receiving	5.50	03/09/22	MXN	12,960	(2)	23
Mexican Interbank Rate (M)	Receiving	5.66	01/24/25	MXN	27,480	(7)	178
Mexican Interbank Rate (M)	Receiving	7.50	03/03/27	MXN	1,490	—	1
Mexican Interbank Rate (M)	Paying	7.55	03/17/21	MXN	35,500	4	(16)
Mexican Interbank Rate (M)	Paying	6.75	12/14/22	MXN	86,940	14	(134)
Mexican Interbank Rate (M)	Paying	7.50	03/15/23	MXN	255,050	43	(87)
Mexican Interbank Rate (M)	Paying	7.60	03/12/25	MXN	109,875	28	(53)
Mexican Interbank Rate (M)	Paying	7.50	06/09/27	MXN	69,490	22	(85)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Mexican Interbank Rate (M)	Paying	8.01	06/29/27	MXN	55,250	10	23
Mexican Interbank Rate (M)	Paying	7.70	03/08/28	MXN	26,900	9	(21)
						122	(127)

Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Future Options
Eurodollar 1-Year Mid-Curve Future	Put	98.00	06/15/18	23	18
					18

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
ARS/USD	MSC	01/02/18	ARS	8,257	444	(21)
ARS/USD	MSC	01/08/18	ARS	17,888	958	(40)
ARS/USD	MSC	01/25/18	ARS	14,195	752	(24)
ARS/USD	BNP	01/29/18	ARS	5,851	309	(9)
ARS/USD	MSC	01/29/18	ARS	5,522	292	(15)
ARS/USD	MSC	01/31/18	ARS	11,159	589	(10)
ARS/USD	MSC	02/01/18	ARS	18,328	967	(15)
ARS/USD	MSC	02/09/18	ARS	11,836	622	(10)
ARS/USD	MSC	02/15/18	ARS	7,938	416	(9)
ARS/USD	MSC	02/20/18	ARS	7,506	392	(10)
ARS/USD	MSC	02/21/18	ARS	14,014	732	(15)
ARS/USD	MSC	02/27/18	ARS	15,621	814	(25)
ARS/USD	MSC	02/28/18	ARS	10,701	557	(27)
ARS/USD	MSC	03/14/18	ARS	29,620	1,531	(77)
ARS/USD	MSC	03/15/18	ARS	16,025	828	(17)
ARS/USD	MSC	03/22/18	ARS	11,652	600	(21)
ARS/USD	MSC	03/27/18	ARS	9,036	464	(13)
BRL/USD	MSC	01/03/18	BRL	5,556	1,675	(12)
BRL/USD	MSC	02/02/18	BRL	90,274	27,113	(719)
BRL/USD	MSC	02/02/18	BRL	11,591	3,481	21
CLP/USD	MSC	01/04/18	CLP	552,036	897	45
CLP/USD	MSC	01/05/18	CLP	2,178,406	3,541	193
CLP/USD	MSC	01/11/18	CLP	1,678,018	2,727	159
CLP/USD	MSC	01/16/18	CLP	1,468,638	2,386	133
CLP/USD	MSC	01/22/18	CLP	2,178,405	3,540	(4)
CLP/USD	MSC	01/22/18	CLP	552,036	897	2
CNH/USD	MSC	03/21/18	CNH	11,193	1,711	28
CNY/USD	MSC	01/12/18	CNY	29,570	4,539	71
CNY/USD	MSC	02/05/18	CNY	6,510	998	1
COP/USD	MSC	01/19/18	COP	20,625,200	6,899	87
CZK/EUR	JPM	01/03/18	EUR	(3,071)	(3,688)	163
CZK/EUR	MSC	03/21/18	EUR	(18,075)	(21,810)	(114)
CZK/EUR	MSC	03/21/18	EUR	(304)	(367)	1
EGP/USD	CIT	01/24/18	EGP	4,201	235	30
EGP/USD	MSC	01/29/18	EGP	4,613	257	2
EUR/CZK	MSC	01/03/18	CZK	(7,802)	(367)	(1)
EUR/USD	MSC	01/03/18	EUR	2,767	3,323	16
EUR/USD	MSC	03/21/18	EUR	31,175	37,617	664
EUR/HUF	MSC	03/21/18	HUF	(524,050)	(2,033)	(2)
EUR/HUF	MSC	03/21/18	HUF	(106,685)	(414)	—
EUR/PLN	MSC	03/21/18	PLN	(3,042)	(875)	(7)
HKD/USD	HSB	03/27/18	HKD	24,357	3,123	(5)
HUF/EUR	MSC	03/21/18	EUR	(14,577)	(17,590)	48
HUF/USD	MSC	03/21/18	HUF	860,406	3,339	46
IDR/USD	MSC	01/11/18	IDR	60,294,427	4,440	3
IDR/USD	MSC	01/12/18	IDR	13,854,970	1,020	(1)
IDR/USD	MSC	01/12/18	IDR	58,362,257	4,298	25
IDR/USD	MSC	01/16/18	IDR	14,862,693	1,094	(3)
IDR/USD	MSC	01/16/18	IDR	62,603,918	4,608	12
IDR/USD	MSC	01/19/18	IDR	7,877,017	580	1
IDR/USD	MSC	02/02/18	IDR	23,063,900	1,695	(5)
IDR/USD	MSC	02/20/18	IDR	11,231,820	824	(2)
IDR/USD	MSC	02/20/18	IDR	54,129,137	3,972	23
INR/USD	MSC	01/05/18	INR	10,159	159	3
INR/USD	MSC	01/08/18	INR	415,743	6,510	69
INR/USD	MSC	01/25/18	INR	477,804	7,466	131
INR/USD	MSC	02/02/18	INR	462,938	7,226	103
INR/USD	MSC	02/15/18	INR	323,180	5,036	75
INR/USD	MSC	02/26/18	INR	273,743	4,260	12
KRW/USD	MSC	01/16/18	KRW	7,517,187	7,023	114
KRW/USD	MSC	01/22/18	KRW	629,231	588	7
KRW/USD	MSC	01/26/18	KRW	554,854	519	6
KRW/USD	MSC	02/05/18	KRW	1,062,258	993	(3)
MXN/USD	MSC	03/21/18	MXN	490,141	24,612	(1,002)
MXN/USD	MSC	03/21/18	MXN	21,688	1,089	6
PHP/USD	MSC	01/03/18	PHP	34,392	689	5
PHP/USD	MSC	01/05/18	PHP	18,836	377	6
PHP/USD	MSC	01/08/18	PHP	50,485	1,011	17
PHP/USD	MSC	02/22/18	PHP	34,392	687	(1)
PHP/USD	MSC	02/22/18	PHP	51,649	1,032	12
PLN/EUR	MSC	03/21/18	EUR	(33,817)	(40,807)	362
RON/USD	MSC	03/21/18	RON	7,178	1,845	22
RUB/USD	MSC	02/12/18	RUB	57,557	994	(2)
RUB/USD	MSC	02/12/18	RUB	1,148,101	19,832	465
SGD/USD	MSC	03/21/18	SGD	2,808	2,102	7
THB/USD	MSC	01/19/18	THB	197,583	6,066	115
TRY/USD	MSC	03/21/18	TRY	21,858	5,636	300
TWD/USD	MSC	01/02/18	TWD	15,080	507	2
TWD/USD	MSC	01/23/18	TWD	74,038	2,490	20
TWD/USD	MSC	01/26/18	TWD	15,450	520	2
TWD/USD	MSC	02/05/18	TWD	29,456	992	(5)
TWD/USD	MSC	03/08/18	TWD	31,737	1,071	6
USD/ARS	MSC	01/02/18	ARS	(8,257)	(443)	4
USD/ARS	MSC	01/08/18	ARS	(6,120)	(328)	20
USD/ARS	MSC	01/19/18	ARS	(5,982)	(318)	16
USD/ARS	MSC	03/15/18	ARS	(10,100)	(522)	26
USD/ARS	MSC	03/16/18	ARS	(2,383)	(123)	5
USD/BRL	MSC	01/03/18	BRL	(5,556)	(1,675)	(6)
USD/BRL	MSC	02/02/18	BRL	(22,029)	(6,617)	75
USD/CLP	MSC	01/04/18	CLP	(552,036)	(897)	(2)
USD/CLP	MSC	01/05/18	CLP	(2,178,405)	(3,540)	3
USD/CLP	MSC	01/16/18	CLP	(1,595,173)	(2,592)	(90)
USD/CLP	MSC	01/22/18	CLP	(2,427,490)	(3,944)	(29)
USD/CLP	MSC	01/22/18	CLP	(1,052,805)	(1,711)	—
USD/CLP	MSC	02/05/18	CLP	(527,989)	(858)	1
USD/CLP	MSC	02/22/18	CLP	(856,373)	(1,391)	(80)
USD/CNH	MSC	03/21/18	CNH	(16,950)	(2,591)	(46)
USD/CNY	MSC	01/12/18	CNY	(7,794)	(1,196)	(21)
USD/COP	MSC	01/19/18	COP	(15,443,699)	(5,166)	(46)
USD/CZK	UBS	01/03/18	CZK	(74,098)	(3,483)	(481)
USD/CZK	MSC	03/21/18	CZK	(69,711)	(3,290)	(44)
USD/EUR	MSC	01/31/18	EUR	(4,471)	(5,380)	(44)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/EUR	MSC	03/21/18	EUR	(3,931)	(4,742)	(39)
USD/HKD	MSC	03/21/18	HKD	(1,627)	(209)	—
USD/HKD	CIT	03/27/18	HKD	(43,192)	(5,537)	47
USD/HKD	DUB	03/27/18	HKD	(2,564)	(329)	1
USD/HKD	HSB	03/27/18	HKD	(21,581)	(2,767)	21
USD/HKD	MSC	03/27/18	HKD	(34,266)	(4,393)	13
USD/HKD	SCB	03/27/18	HKD	(13,913)	(1,784)	15
USD/HKD	SCB	05/11/18	HKD	(25,864)	(3,319)	20
USD/HKD	HSB	09/19/18	HKD	(33,585)	(4,318)	11
USD/IDR	MSC	02/20/18	IDR	(16,420,870)	(1,205)	(2)
USD/INR	MSC	01/08/18	INR	(99,947)	(1,565)	(17)
USD/INR	MSC	02/02/18	INR	(55,712)	(870)	(10)
USD/INR	MSC	02/15/18	INR	(17,742)	(277)	(3)
USD/KRW	MSC	01/16/18	KRW	(4,367,583)	(4,081)	(79)
USD/KRW	MSC	01/22/18	KRW	(925,421)	(865)	(11)
USD/KRW	MSC	02/02/18	KRW	(1,818,457)	(1,699)	1
USD/MXN	MSC	01/26/18	MXN	(9,777)	(496)	28
USD/MXN	MSC	03/21/18	MXN	(219,072)	(10,999)	273
USD/MYR	MSC	02/22/18	MYR	(13,001)	(3,206)	(3)
USD/PEN	MSC	01/16/18	PEN	(12,611)	(3,893)	(26)
USD/PEN	MSC	01/16/18	PEN	(1,425)	(440)	—
USD/PEN	MSC	01/19/18	PEN	(1,056)	(326)	(5)
USD/PHP	MSC	01/03/18	PHP	(34,392)	(689)	—
USD/PHP	MSC	02/09/18	PHP	(88,097)	(1,762)	(50)
USD/PHP	MSC	02/22/18	PHP	(62,032)	(1,240)	(21)
USD/RUB	MSC	01/24/18	RUB	(126,040)	(2,183)	(50)
USD/RUB	MSC	02/12/18	RUB	(154,160)	(2,662)	(51)
USD/SGD	MSC	01/17/18	SGD	(984)	(736)	(15)
USD/SGD	MSC	03/21/18	SGD	(1,588)	(1,189)	(14)
USD/TRY	MSC	03/21/18	TRY	(22,733)	(5,861)	(162)
USD/TRY	MSC	03/21/18	TRY	(2,968)	(765)	—
USD/TWD	MSC	01/02/18	TWD	(15,080)	(507)	(3)
USD/TWD	MSC	01/23/18	TWD	(293,109)	(9,861)	(95)
USD/TWD	MSC	02/02/18	TWD	(74,264)	(2,500)	8
USD/TWD	MSC	02/08/18	TWD	(181,309)	(6,106)	(77)
USD/TWD	MSC	03/08/18	TWD	(169,401)	(5,714)	(54)
USD/TWD	MSC	03/08/18	TWD	(9,063)	(306)	—
USD/ZAR	MSC	03/22/18	ZAR	(191,911)	(15,280)	(1,353)
USD/ZAR	MSC	03/22/18	ZAR	(17,099)	(1,362)	6
ZAR/USD	MSC	03/22/18	ZAR	10,090	803	(6)
ZAR/USD	MSC	03/22/18	ZAR	109,747	8,740	366
					12,912	(680)

OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate (%)	Expiration	Notional [1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Bloomberg Thailand 6M Reference Rate (S)	Paying	CGM	1.55	06/15/19	THB	146,040	(9)	22
Bloomberg Thailand 6M Reference Rate (S)	Paying	CGM	1.90	02/04/21	THB	71,910	—	20
Bloomberg Thailand 6M Reference Rate (S)	Paying	CGM	1.82	02/15/21	THB	31,420	—	6
Bloomberg Thailand 6M Reference Rate (S)	Paying	CSI	1.83	02/16/21	THB	41,040	—	8
Brazil Interbank Deposit Rate (M)	Paying	BOA	11.66	01/04/21	BRL	4,410	—	87
Brazil Interbank Deposit Rate (M)	Paying	BOA	11.59	01/04/21	BRL	5,880	—	112
Brazil Interbank Deposit Rate (M)	Paying	CGM	14.46	01/02/18	BRL	5,870	—	75
Brazil Interbank Deposit Rate (M)	Paying	CGM	9.85	01/02/20	BRL	3,100	—	29
Brazil Interbank Deposit Rate (M)	Paying	CGM	10.01	01/02/20	BRL	5,780	—	59
Brazil Interbank Deposit Rate (M)	Paying	CGM	9.12	01/02/20	BRL	13,100	—	74
Brazil Interbank Deposit Rate (M)	Paying	CGM	9.83	01/04/21	BRL	4,800	—	31
Brazil Interbank Deposit Rate (M)	Paying	CSI	11.12	01/02/18	BRL	6,120	—	(67)
Brazil Interbank Deposit Rate (M)	Paying	DUB	10.56	01/04/21	BRL	7,420	—	94
Brazil Interbank Deposit Rate (M)	Receiving	DUB	10.95	01/04/21	BRL	12,210	—	(190)
Brazil Interbank Deposit Rate (M)	Receiving	DUB	13.93	01/04/21	BRL	13,640	—	(505)
Brazil Interbank Deposit Rate (M)	Paying	DUB	14.56	01/02/23	BRL	900	—	41
Brazil Interbank Deposit Rate (M)	Paying	DUB	10.07	01/02/23	BRL	5,150	—	18
Brazil Interbank Deposit Rate (M)	Receiving	DUB	13.86	01/02/23	BRL	4,380	—	(170)
Brazil Interbank Deposit Rate (M)	Receiving	DUB	14.20	01/02/23	BRL	4,430	—	(186)
Brazil Interbank Deposit Rate (M)	Receiving	DUB	12.34	01/02/25	BRL	6,810	—	(141)
Brazil Interbank Deposit Rate (M)	Paying	JPM	9.87	01/02/20	BRL	5,120	—	48
Brazil Interbank Deposit Rate (M)	Paying	JPM	10.20	01/02/20	BRL	5,745	—	71
Brazil Interbank Deposit Rate (M)	Paying	MSC	11.87	01/04/21	BRL	2,640	—	56
Brazil Interbank Deposit Rate (M)	Paying	MSC	16.15	01/04/21	BRL	4,171	—	232
Brazil Interbank Deposit Rate (M)	Receiving	MSC	11.41	01/04/21	BRL	5,650	—	(53)
Brazil Interbank Deposit Rate (M)	Receiving	MSC	11.74	01/04/21	BRL	9,930	—	(206)
Colombian Interbank Rate (Q)	Receiving	CSI	5.11	04/15/19	COP	6,436,410	—	(26)
Colombian Interbank Rate (Q)	Receiving	CSI	6.06	05/02/24	COP	980,390	—	(11)
Colombian Interbank Rate (Q)	Receiving	JPM	5.19	04/22/19	COP	3,198,610	—	(14)
Colombian Interbank Rate (Q)	Paying	MSC	6.06	05/02/24	COP	980,390	(2)	12
Mexican Interbank Rate (M)	Paying	DUB	8.70	06/11/27	MXN	75,500	—	65
Mexican Interbank Rate (M)	Receiving	JPM	6.15	05/28/24	MXN	15,700	—	72
							(11)	(337)

OTC Credit Default Swap Agreements
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
People's Republic of China, 4.25%, 10/28/14 (Q)	BCL	N/A	1.00	03/20/19	540	(6)	(2)	(4)
People's Republic of China, 4.25%, 10/28/14 (Q)	BCL	N/A	1.00	03/20/19	270	(3)	(1)	(2)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
People's Republic of China, 4.25%, 10/28/14 (Q)	BCL	N/A	1.00	03/20/19	170	(2)	(1)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	230	(2)	(1)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	560	(6)	(5)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	750	(8)	(4)	(4)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	810	(9)	(5)	(4)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	560	(6)	(4)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	560	(7)	(5)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	420	(5)	(3)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	660	(7)	(5)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	1,320	(14)	(3)	(11)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	850	(9)	(1)	(8)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	130	(2)	(1)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	1,120	(12)	(3)	(9)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	350	(3)	(1)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	03/20/19	800	(9)	(3)	(6)
People's Republic of China, 4.25%, 10/28/14 (Q)	JPM	N/A	1.00	03/20/19	490	(5)	(2)	(3)
People's Republic of China, 4.25%, 10/28/14 (Q)	JPM	N/A	1.00	03/20/19	510	(6)	(2)	(4)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	150	(2)	(1)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	140	(2)	(1)	(1)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	1,240	(16)	(7)	(9)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	520	(7)	(5)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	620	(8)	(8)	—
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	750	(10)	(12)	2
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	1,130	(14)	(7)	(7)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	660	(8)	(3)	(5)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	1,040	(13)	(3)	(10)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	3,770	(48)	—	(48)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	220	(3)	(1)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	920	(12)	(6)	(6)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	560	(7)	(4)	(3)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	340	(4)	(2)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	CGM	N/A	1.00	06/20/19	230	(3)	(1)	(2)
People's Republic of China, 4.25%, 10/28/14 (Q)	CIT	N/A	1.00	06/20/19	410	(5)	(4)	(1)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	12/20/19	3,520	(58)	(32)	(26)
People's Republic of China, 7.50%, 10/28/27 (Q)	BOA	N/A	1.00	12/20/20	2,170	(47)	24	(71)
People's Republic of China, 7.50%, 10/28/27 (Q)	BOA	N/A	1.00	12/20/20	970	(21)	14	(35)
People's Republic of China, 7.50%, 10/28/27 (Q)	BOA	N/A	1.00	12/20/20	550	(12)	3	(15)
People's Republic of China, 7.50%, 10/28/27 (Q)	CGM	N/A	1.00	12/20/20	630	(13)	3	(16)
People's Republic of China, 7.50%, 10/28/27 (Q)	CGM	N/A	1.00	12/20/20	1,770	(38)	16	(54)
People's Republic of China, 7.50%, 10/28/27 (Q)	CGM	N/A	1.00	12/20/20	90	(2)	1	(3)
People's Republic of China, 7.50%, 10/28/27 (Q)	CGM	N/A	1.00	12/20/20	990	(21)	12	(33)
People's Republic of China, 7.50%, 10/28/27 (Q)	CGM	N/A	1.00	12/20/20	740	(16)	9	(25)
People's Republic of China, 7.50%, 10/28/27 (Q)	CGM	N/A	1.00	12/20/20	3,080	(66)	40	(106)
People's Republic of China, 7.50%, 10/28/27 (Q)	CGM	N/A	1.00	12/20/20	540	(11)	4	(15)
People's Republic of China, 7.50%, 10/28/27 (Q)	CGM	N/A	1.00	12/20/20	90	(2)	1	(3)
People's Republic of China, 7.50%, 10/28/27 (Q)	CGM	N/A	1.00	12/20/20	950	(21)	10	(31)
People's Republic of China, 7.50%, 10/28/27 (Q)	CIT	N/A	1.00	12/20/20	340	(7)	4	(11)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	12/20/20	760	(16)	4	(20)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	12/20/20	2,720	(58)	34	(92)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	12/20/20	1,130	(25)	15	(40)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	12/20/20	990	(21)	12	(33)
People's Republic of China, 7.50%, 10/28/27 (Q)	BCL	N/A	1.00	06/20/21	330	(8)	3	(11)
People's Republic of China, 7.50%, 10/28/27 (Q)	CIT	N/A	1.00	06/20/21	520	(12)	—	(12)
People's Republic of China, 7.50%, 10/28/27 (Q)	CIT	N/A	1.00	06/20/21	220	(5)	2	(7)
People's Republic of China, 7.50%, 10/28/27 (Q)	CIT	N/A	1.00	06/20/21	1,710	(39)	18	(57)
People's Republic of China, 7.50%, 10/28/27 (Q)	DUB	N/A	1.00	06/20/21	300	(7)	—	(7)
People's Republic of China, 7.50%, 10/28/27 (Q)	DUB	N/A	1.00	06/20/21	1,520	(34)	16	(50)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	06/20/21	510	(12)	—	(12)
People's Republic of China, 7.50%, 10/28/27 (Q)	CIT	N/A	1.00	06/20/22	820	(19)	(12)	(7)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	06/20/22	780	(18)	(13)	(5)
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	N/A	1.00	06/20/22	120	(2)	(1)	(1)
					52,660	(894)	70	(964)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Non-Deliverable Bond Forward Contracts
Reference Entity[2]	Counterparty	Expiration	Notional[1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Egypt Treasury Bill, 0.00%, 02/06/18 (A)	CGM	02/08/18	EGP	14,250	690	96
Egypt Treasury Bill, 0.00%, 03/06/18 (A)	CGM	03/08/18	EGP	5,075	246	31
Republic of Columbia Treasury Bond, 7.50%, 01/05/18 (A)	DUB	01/05/18	COP	8,067,900	—	10
					936	137

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/GQG Emerging Markets Equity Fund
PARTICIPATORY NOTES 5.0%
China 5.0%
Macquarie Bank Ltd. Participatory Note (Wuliangye Yibin Co. Ltd.) (a)	276	$3,389
Macquarie Bank Ltd. Participatory Note (Kweichow Moutai Co. Ltd.) (a)	73	7,822
Macquarie Bank Ltd. Participatory Note (Hangzhou Hikvision Digital Technology Co. Ltd.) (a)	1,149	6,879
Macquarie Capital Inc. Participatory Note (Jiangsu Hengrui Medicine Co. Ltd.) (a)	259	2,748
Total Participatory Notes (cost $20,312)		20,838
COMMON STOCKS 94.0%
Argentina 2.7%
Grupo Financiero Galicia SA - Class B - ADR	88	5,796
Loma Negra Cia Industrial Argentina SA - ADS (a)	2	51
MercadoLibre Inc.	17	5,380
		11,227
Brazil 8.8%
B3 SA	2,003	13,753
Itau Unibanco Holding SA - ADR	874	11,360
Qualicorp SA	296	2,762
Raia Drogasil SA	194	5,369
WEG SA	458	3,325
		36,569
Cayman Islands 1.0%
Noah Holdings Ltd. - Class A - ADS (a) (b)	91	4,195
China 21.7%
51job Inc. - ADR (a) (b)	40	2,430
Alibaba Group Holding Ltd. - ADS (a)	112	19,370
Baidu.com - Class A - ADR (a)	20	4,777
China Literature Ltd. (a) (b) (c)	25	262
CITIC Securities Co. Ltd. - Class H	1,312	2,707
Industrial & Commercial Bank of China Ltd. - Class H	8,450	6,796
JD.com Inc. - Class A - ADR (a)	269	11,136
Ping An Insurance Group Co. of China Ltd. - Class H	1,181	12,305
Tencent Holdings Ltd.	547	28,457
ZTO Express Cayman Inc. - ADR (a)	127	2,016
		90,256
Hong Kong 5.5%
AIA Group Ltd.	1,556	13,310
China Gas Holdings Ltd.	1,667	4,621
China Resources Gas Group Ltd.	802	2,917
Geely Automobile Holdings Ltd.	583	2,030
		22,878
Hungary 2.2%
OTP Bank Plc	129	5,335
Richter Gedeon Nyrt	151	3,968
		9,303
India 3.7%
HDFC Bank Ltd. - ADR	106	10,779
Reliance Industries Ltd. - GDR (c)	157	4,477
		15,256
Indonesia 10.0%
Bank Central Asia Tbk PT	11,481	18,579
Bank Rakyat Indonesia Persero Tbk PT	29,055	7,804
PT Sarana Menara Nusantara Tbk (d)	19,933	5,883
Telekomunikasi Indonesia Persero Tbk PT - ADR	295	9,519
		41,785
Mexico 3.3%
Grupo Aeroportuario del Pacifico SAB de CV - ADR	44	4,502
Grupo Aeroportuario del Sureste SAB de CV - Class B - ADR	17	3,091
Infraestructura Energetica Nova SAB de CV - Class I	824	4,047
Wal-Mart de Mexico SAB de CV	890	2,184
		13,824
Netherlands 1.8%
Heineken NV	73	7,612
Russian Federation 13.8%
Alrosa AO	2,217	2,887
	Shares/Par[1]	Value
MMC Norilsk Nickel OJSC	29	5,500
Moscow Exchange MICEX-RTS OAO	1,646	3,111
Polyus PJSC - GDR	57	2,195
Rosneft PJSC	792	4,004
Sberbank of Russia - ADR	1,263	21,478
Severstal PJSC - GDR	275	4,239
TCS Group Holding Plc - GDR	251	4,736
X5 Retail Group NV - GDR (a)	101	3,835
Yandex NV - Class A (a)	165	5,413
		57,398
Singapore 0.8%
DBS Group Holdings Ltd.	172	3,195
South Africa 1.3%
Discover Ltd.	369	5,531
South Korea 6.5%
Samsung Electronics Co. Ltd. - GDR	23	27,144
Taiwan 3.5%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	367	14,550
Thailand 3.2%
CP ALL PCL	4,807	11,296
Kasikornbank PCL - NVDR	304	2,167
		13,463
United States of America 4.2%
Lam Research Corp.	40	7,423
Nvidia Corp.	52	10,137
		17,560
Total Common Stocks (cost $370,958)		391,746
SHORT TERM INVESTMENTS 3.0%
Investment Companies 1.9%
JNL Government Money Market Fund - Institutional Class, 1.16% (e) (f)	8,056	8,056
Securities Lending Collateral 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (f)	4,647	4,647
Total Short Term Investments (cost $12,703)		12,703
Total Investments 102.0% (cost $403,973)		425,287
Other Assets and Liabilities, Net (2.0)%		(8,390)
Total Net Assets 100.0%		$416,897

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $4,739 and 1.1%, respectively.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Harris Oakmark Global Equity Fund
COMMON STOCKS 94.8%
China 1.6%
Baidu.com - Class A - ADR (a)	77	$17,981
France 7.0%
BNP Paribas SA	748	55,909
Danone SA	234	19,650
Kering SA	7	3,106
		78,665
Germany 9.8%
Allianz SE	208	47,916
Daimler AG	726	61,914
		109,830
Italy 4.3%
CNH Industrial NV	3,621	48,602
Japan 4.0%
Toyota Motor Corp.	709	45,344
Mexico 2.3%
Grupo Televisa SAB - ADR	1,357	25,330
Netherlands 1.2%
Koninklijke Philips Electronics NV	341	12,913
South Korea 0.1%
Samsung Electronics Co. Ltd.	—	800
Switzerland 20.1%
Cie Financiere Richemont SA	296	26,843
Credit Suisse Group AG	2,730	48,910
Glencore Plc	11,306	59,547
Julius Baer Group Ltd.	604	36,964
Kuehne & Nagel International AG	84	14,933
LafargeHolcim Ltd.	684	38,616
		225,813
United Kingdom 14.8%
Aon Plc - Class A	72	9,690
	Shares/Par[1]	Value
Diageo Plc	641	23,596
Experian Plc	1,262	27,886
Liberty Global Plc - Class A (a)	184	6,612
Liberty Global Plc - Class C (a)	746	25,260
Willis Towers Watson Plc	197	29,617
WPP Plc	2,375	43,033
		165,694
United States of America 29.6%
Alphabet Inc. - Class A (a)	32	34,099
American International Group Inc.	463	27,596
Baxter International Inc.	171	11,066
Caterpillar Inc.	57	9,033
Charter Communications Inc. - Class A (a)	106	35,569
Citigroup Inc.	403	29,969
General Electric Co.	1,533	26,744
General Motors Co.	813	33,319
HCA Healthcare Inc. (a)	410	36,045
Moody's Corp.	107	15,779
Oracle Corp.	444	21,006
Priceline Group Inc. (a)	9	16,409
Wells Fargo & Co.	573	34,769
		331,403
Total Common Stocks (cost $1,006,112)		1,062,375
SHORT TERM INVESTMENTS 5.0%
Investment Companies 5.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	56,264	56,264
Total Short Term Investments (cost $56,264)		56,264
Total Investments 99.8% (cost $1,062,376)		1,118,639
Other Derivative Instruments 0.0%		429
Other Assets and Liabilities, Net 0.2%		2,334
Total Net Assets 100.0%		$1,121,402

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/CHF	SSB	03/21/18	CHF	(22,529)	(23,244)	429
					(23,244)	429

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Invesco China-India Fund
COMMON STOCKS 96.4%
China 41.8%
Alibaba Group Holding Ltd. - ADS (a)	307	$52,945
Angang Steel Co. Ltd.	8,052	7,376
Asia Cement China Holdings Corp.	516	181
Autohome Inc. - Class A - ADR (a)	120	7,786
Baoshan Iron & Steel Co. Ltd.	9,424	12,503
Beijing Enterprises Holdings Ltd.	1,658	9,844
Centre Testing International Group Co. Ltd.	4,784	3,277
Changyou.com Ltd. - Class A - ADS (a)	196	7,140
China International Travel Service Corp. Ltd.	322	2,143
China Merchants Holdings International Co. Ltd.	4,310	11,267
China Mobile Ltd.	3,702	37,665
Ctrip.com International Ltd. - ADR (a)	294	12,950
ENN Energy Holdings Ltd.	1,024	7,344
Hengan International Group Co. Ltd.	1,098	12,193
Huayu Automotive Systems Co. Ltd. - Class A	3,589	16,355
Pou Sheng International Holdings Ltd. (b)	23,951	3,470
Qingdao Port International Co. Ltd. (c)	1,530	1,027
Qinqin Foodstuffs Group Cayman Co. Ltd. (a)	189	51
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H	9,784	7,126
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. - Class H	698	415
Shanghai Jinjiang International Hotels Development Co. Ltd. - Class B	757	1,937
Sinopharm Group Co. Ltd. - Class H	463	1,999
Sun Art Retail Group Ltd.	11,639	12,296
Tencent Holdings Ltd.	1,015	52,771
Vipshop Holdings Ltd. - ADR (a)	1,318	15,448
Zhuzhou CSR Times Electric Co. Ltd. - Class H	2,334	15,223
		312,732
Hong Kong 5.5%
Ajisen China Holdings Ltd.	7,572	3,600
CIMC Enric Holdings Ltd. (a) (b)	8,598	7,231
FIH Mobile Ltd.	2,735	834
Goodbaby International Holdings Ltd.	6,182	3,394
Microport Scientific Corp.	2,676	2,587
Minth Group Ltd.	932	5,629
SmarTone Telecommunications Holding Ltd.	2,390	2,884
Stella International Holdings Ltd.	3,095	4,660
Towngas China Co. Ltd. (b)	5,584	4,490
Uni-President China Holdings Ltd.	7,010	5,876
		41,185
India 47.6%
Ajanta Pharma Ltd.	45	1,055
Amara Raja Batteries Ltd.	35	462
Bajaj Finance Ltd.	850	23,493
Balkrishna Industries Ltd.	420	7,887
Bharat Financial Inclusion Ltd. (a)	375	5,894
Bharat Forge Ltd.	1,300	14,943
Bharat Petroleum Corp. Ltd.	918	7,454
Britannia Industries Ltd.	176	12,992
CCL Products India Ltd.	495	2,335
Cholamandalam Investment and Finance Co. Ltd.	660	13,470
Coromandel International Ltd.	335	3,053
Edelweiss Financial Services Ltd.	120	561
Eicher Motors Ltd.	42	20,112
Future Retail Ltd. (a)	1,460	12,006
Godrej Agrovet Ltd. (a) (c)	1	8
Godrej Consumer Products Ltd.	309	4,861
HDFC Bank Ltd. (d)	880	26,091
Himatsingka Seide Ltd.	1,201	7,530
Housing Development Finance Corp.	580	15,553
Indian Oil Corp. Ltd.	1,000	6,113
IndusInd Bank Ltd.	1,015	26,276
Jubilant Life Sciences Ltd.	825	10,229
Kajaria Ceramics Ltd.	977	11,201
Kansai Nerolac Paints Ltd.	1,470	13,255
Kotak Mahindra Bank Ltd.	350	5,551
Manpasand Beverages Ltd.	1,135	7,786
Marico Ltd.	1,040	5,262
	Shares/Par[1]	Value
Maruti Suzuki India Ltd.	135	20,684
Max Financial Services Ltd. (a)	735	6,823
Pidilite Industries Ltd.	652	9,225
Piramal Healthcare Ltd.	130	5,861
PNB Housing Finance Ltd. (c)	509	10,695
Praxis Home Retail Ltd. (a) (d)	73	21
Ramco Cements Ltd.	770	9,490
Supreme Industries Ltd.	613	12,419
Yes Bank Ltd.	3,200	15,857
		356,508
Taiwan 1.5%
Hon Hai Precision Industry Co. Ltd.	3,456	11,060
Total Common Stocks (cost $538,918)		721,485
SHORT TERM INVESTMENTS 4.4%
Investment Companies 4.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (e) (f)	29,736	29,736
Securities Lending Collateral 0.4%
Securities Lending Cash Collateral Fund LLC, 1.30% (e) (f)	3,147	3,147
Total Short Term Investments (cost $32,883)		32,883
Total Investments 100.8% (cost $571,801)		754,368
Other Assets and Liabilities, Net (0.8)%		(6,096)
Total Net Assets 100.0%		$748,272

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $11,730 and 1.6%, respectively.

(d) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Invesco Diversified Dividend Fund
COMMON STOCKS 92.5%
Consumer Discretionary 7.2%
Accor SA	59	$3,068
Darden Restaurants Inc.	43	4,103
Harley-Davidson Inc. (a)	136	6,922
Newell Brands Inc.	113	3,500
Tapestry Inc.	106	4,695
Target Corp.	142	9,280
Time Warner Inc.	36	3,261
TJX Cos. Inc.	72	5,517
		40,346
Consumer Staples 20.2%
Altria Group Inc.	117	8,364
Campbell Soup Co.	160	7,704
Coca-Cola Co.	290	13,295
Danone SA	59	4,961
General Mills Inc.	306	18,133
Heineken NV	86	8,980
Kimberly-Clark Corp.	81	9,788
Kraft Heinz Foods Co.	66	5,138
L'Oreal SA	32	7,134
Mondelez International Inc. - Class A	156	6,671
Philip Morris International Inc.	55	5,861
Procter & Gamble Co.	113	10,354
Sysco Corp.	102	6,179
		112,562
Energy 8.0%
Baker Hughes a GE Co. - Class A	196	6,203
ConocoPhillips Co.	172	9,416
Royal Dutch Shell Plc - Class B	165	5,616
Suncor Energy Inc.	335	12,322
Total SA (a)	195	10,786
		44,343
Financials 13.4%
American Express Co.	89	8,794
Cullen/Frost Bankers Inc.	40	3,772
Fifth Third Bancorp	199	6,038
Hartford Financial Services Group Inc.	264	14,865
KeyCorp	245	4,936
Legg Mason Inc.	90	3,793
M&T Bank Corp.	57	9,826
PNC Financial Services Group Inc.	51	7,343
Travelers Cos. Inc.	54	7,285
Zions Bancorp	163	8,306
		74,958
Health Care 7.3%
Bayer AG	59	7,362
Bristol-Myers Squibb Co.	155	9,496
Eli Lilly & Co.	110	9,259
Johnson & Johnson	44	6,089
Merck & Co. Inc.	74	4,165
Stryker Corp.	27	4,252
		40,623
	Shares/Par[1]	Value
Industrials 9.9%
ABB Ltd.	280	7,520
Emerson Electric Co.	89	6,191
Flowserve Corp.	247	10,427
General Dynamics Corp.	29	5,944
Pentair Plc	55	3,864
Raytheon Co.	20	3,710
Robert Half International Inc.	74	4,118
Siemens AG	48	6,670
United Parcel Service Inc. - Class B	56	6,630
		55,074
Information Technology 1.3%
Automatic Data Processing Inc.	61	7,160
Materials 2.9%
Avery Dennison Corp.	34	3,944
International Paper Co.	109	6,335
Sonoco Products Co.	109	5,781
		16,060
Real Estate 1.4%
Weyerhaeuser Co.	220	7,752
Telecommunication Services 5.6%
AT&T Inc.	419	16,295
BT Group Plc	2,059	7,560
Deutsche Telekom AG	398	7,096
		30,951
Utilities 15.3%
American Electric Power Co. Inc.	102	7,525
Consolidated Edison Inc.	105	8,876
Dominion Energy Inc.	142	11,495
Duke Energy Corp.	95	7,991
Entergy Corp.	124	10,082
Exelon Corp.	351	13,844
PPL Corp.	403	12,473
Sempra Energy	71	7,587
SSE Plc	317	5,652
		85,525
Total Common Stocks (cost $499,337)		515,354
SHORT TERM INVESTMENTS 8.2%
Investment Companies 7.4%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	41,368	41,368
Securities Lending Collateral 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (c)	4,341	4,341
Total Short Term Investments (cost $45,709)		45,709
Total Investments 100.7% (cost $545,046)		561,063
Other Derivative Instruments (0.1)%		(479)
Other Assets and Liabilities, Net (0.6)%		(3,236)
Total Net Assets 100.0%		$557,348

(a) All or portion of the security was on loan.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Forward Foreign Currency Contract

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
CAD/USD	JPM	01/23/18	CAD	7,737	6,173	140
USD/CAD	CIT	01/23/18	CAD	(2,579)	(2,058)	(35)
USD/CAD	JPM	01/23/18	CAD	(2,578)	(2,057)	(35)
USD/CAD	SSB	01/23/18	CAD	(2,579)	(2,058)	(34)
USD/EUR	BOA	01/23/18	EUR	(5,469)	(6,577)	(121)
USD/EUR	CIT	01/23/18	EUR	(5,469)	(6,576)	(122)
USD/EUR	JPM	01/23/18	EUR	(6,253)	(7,520)	(132)
USD/EUR	SSB	01/23/18	EUR	(6,293)	(7,567)	(140)
					(28,240)	(479)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Invesco Global Real Estate Fund *
COMMON STOCKS 98.7%
Australia 5.6%
Goodman Group	3,475	$22,878
Scentre Group	12,407	40,618
Other Securities		46,432
		109,928
Canada 2.9%
Other Securities		56,407
France 4.1%
Klepierre	591	26,076
Unibail-Rodamco SE	168	42,429
Other Securities		12,458
		80,963
Germany 3.6%
Deutsche Wohnen SE	337	14,795
LEG Immobilien AG	163	18,664
Vonovia SE	777	38,704
		72,163
Hong Kong 8.3%
CK Asset Holdings Ltd.	2,857	25,026
Hang Lung Properties Ltd.	6,137	14,989
Link REIT	2,420	22,398
New World Development Ltd.	16,045	24,050
Sun Hung Kai Properties Ltd.	2,260	37,758
Other Securities		39,374
		163,595
Ireland 0.4%
Other Securities		8,592
Japan 9.9%
Hulic Co. Ltd.	952	10,705
Hulic REIT Inc.	3	4,808
Mitsubishi Estate Co. Ltd.	1,605	27,927
Mitsui Fudosan Co. Ltd.	1,996	44,768
Sumitomo Realty & Development Co. Ltd.	572	18,813
Other Securities		88,497
		195,518
Luxembourg 1.4%
Grand City Properties SA	1,175	27,782
Malta 0.0%
Other Securities		94
Singapore 2.5%
City Developments Ltd.	2,435	22,730
Other Securities		26,412
		49,142
Spain 0.8%
Other Securities		15,078
Sweden 1.6%
Other Securities		31,596
	Shares/Par[1]	Value
Switzerland 0.8%
Swiss Prime Site AG	172	15,871
United Kingdom 5.1%
Land Securities Group Plc	1,343	18,303
Segro Plc	2,254	17,900
Unite Group Plc	1,328	14,466
Other Securities		49,544
		100,213
United States of America 51.7%
American Homes For Rent - Class A	742	16,202
Apple Hospitality REIT Inc.	785	15,398
AvalonBay Communities Inc.	133	23,739
Boston Properties Inc.	403	52,365
Cousins Properties Inc.	1,706	15,780
Equity Residential Properties Inc.	667	42,549
Essex Property Trust Inc.	122	29,511
Extra Space Storage Inc.	267	23,307
Federal Realty Investment Trust	233	30,970
GGP Inc.	931	21,775
Healthcare Realty Trust Inc.	879	28,247
Host Hotels & Resorts Inc.	956	18,984
Hudson Pacific Properties Inc.	995	34,090
Liberty Property Trust	639	27,492
Macerich Co.	295	19,358
Mid-America Apartment Communities Inc.	183	18,369
National Retail Properties Inc.	390	16,801
Park Hotels & Resorts Inc.	593	17,042
ProLogis Inc.	856	55,188
Public Storage	248	51,729
QTS Realty Trust Inc. - Class A	416	22,539
Realty Income Corp.	444	25,330
Simon Property Group Inc.	412	70,822
Sun Communities Inc.	239	22,208
Ventas Inc.	337	20,197
Vornado Realty Trust	414	32,393
Welltower Inc.	410	26,161
Other Securities		243,533
		1,022,079
Total Common Stocks (cost $1,858,296)		1,949,021
SHORT TERM INVESTMENTS 0.9%
Investment Companies 0.9%
JNL Government Money Market Fund - Institutional Class, 1.16% (a) (b)	19,118	19,118
Total Short Term Investments (cost $19,118)		19,118
Total Investments 99.6% (cost $1,877,414)		1,968,139
Other Assets and Liabilities, Net 0.4%		7,110
Total Net Assets 100.0%		$1,975,249

(a) Investment in affiliate.

(b) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
JPY/USD	BOA	01/04/18	JPY	1,174	10	—
SGD/USD	BOA	01/02/18	SGD	2	2	—
SGD/USD	BOA	01/03/18	SGD	6	4	—
SGD/USD	BOA	01/04/18	SGD	3	3	—
					19	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Invesco International Growth Fund
COMMON STOCKS 92.9%
Australia 4.7%
Amcor Ltd.	2,772	$33,401
Brambles Ltd.	3,230	25,407
CSL Ltd.	109	12,001
		70,809
Brazil 6.1%
B3 SA	3,727	25,598
Banco Bradesco SA - ADR	2,377	24,346
Cielo SA	3,337	23,664
Kroton Educacional SA	3,288	18,241
		91,849
Canada 8.6%
Canadian National Railway Co.	200	16,526
Cenovus Energy Inc.	1,138	10,423
CGI Group Inc. - Class A (a)	743	40,460
Fairfax Financial Holdings Ltd.	23	12,458
Great-West Lifeco Inc.	444	12,432
PrairieSky Royalty Ltd. (b)	672	17,186
Suncor Energy Inc.	526	19,345
		128,830
China 2.3%
Baidu.com - Class A - ADR (a)	54	12,717
Kweichow Moutai Co. Ltd. - Class A	197	21,131
		33,848
Denmark 1.9%
Carlsberg A/S - Class B	243	29,199
France 6.2%
Cie Generale d'Optique Essilor International SA	122	16,879
Pernod-Ricard SA	154	24,357
Schneider Electric SE (a)	403	34,211
Vinci SA	116	11,825
Vivendi SA	198	5,315
		92,587
Germany 10.5%
Allianz SE	139	32,050
Deutsche Boerse AG	386	44,983
Deutsche Post AG	493	23,598
GEA Group AG	273	13,174
SAP SE	385	43,395
		157,200
Hong Kong 3.6%
CK Hutchison Holdings Ltd.	2,561	32,177
Galaxy Entertainment Group Ltd.	2,692	21,584
		53,761
Italy 1.8%
Intesa Sanpaolo SpA	4,746	15,836
Mediobanca SpA	979	11,136
		26,972
Japan 4.5%
Fanuc Ltd.	57	13,683
Japan Tobacco Inc.	448	14,425
Kao Corp.	219	14,786
Keyence Corp.	17	9,458
Yahoo! Japan Corp. (b)	3,332	15,254
		67,606
	Shares/Par[1]	Value
Mexico 2.0%
Fomento Economico Mexicano SAB de CV - ADR	317	29,755
Netherlands 5.2%
ING Groep NV	637	11,727
Royal Dutch Shell Plc - Class B	392	13,326
Unilever NV - CVA	440	24,753
Wolters Kluwer NV	524	27,384
		77,190
Singapore 4.3%
Broadcom Ltd.	147	37,742
United Overseas Bank Ltd.	1,327	26,252
		63,994
South Korea 3.3%
NHN Corp.	41	33,335
Samsung Electronics Co. Ltd.	7	16,141
		49,476
Spain 1.7%
Amadeus IT Group SA	359	25,957
Sweden 2.0%
Investor AB - Class B	661	30,221
Switzerland 5.3%
Cie Financiere Richemont SA	169	15,356
Julius Baer Group Ltd.	456	27,880
Kuehne & Nagel International AG	49	8,697
Novartis AG	171	14,426
UBS Group AG	733	13,513
		79,872
Taiwan 2.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	4,178	32,186
Thailand 2.0%
Kasikornbank PCL - NVDR	4,207	29,959
Turkey 1.0%
Akbank T.A.S.	5,482	14,246
United Kingdom 13.8%
British American Tobacco Plc	530	35,957
Compass Group Plc	1,291	27,923
Informa Plc	2,031	19,835
Lloyds Banking Group Plc	24,656	22,731
Next Plc	171	10,454
Reckitt Benckiser Group Plc	208	19,448
Relx Plc	1,742	40,959
Smith & Nephew Plc	1,026	17,842
Standard Life Aberdeen Plc	2,095	12,363
		207,512
Total Common Stocks (cost $1,128,576)		1,393,029
SHORT TERM INVESTMENTS 7.1%
Investment Companies 7.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	106,195	106,195
Total Short Term Investments (cost $106,195)		106,195
Total Investments 100.0% (cost $1,234,771)		1,499,224
Other Assets and Liabilities, Net (0.0)%		(702)
Total Net Assets 100.0%		$1,498,522

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	SSB	01/03/18	BRL	1,352	408	—
JPY/USD	BOA	01/05/18	JPY	39,452	350	—
SGD/USD	BOA	01/03/18	SGD	180	135	—
THB/USD	SSB	01/04/18	THB	5,119	157	—
					1,050	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Invesco Mid Cap Value Fund
COMMON STOCKS 97.8%
Consumer Discretionary 10.5%
Advance Auto Parts Inc.	113	$11,287
HanesBrands Inc. (a)	565	11,810
Regal Entertainment Group - Class A	119	2,728
Royal Caribbean Cruises Ltd.	151	17,959
Tapestry Inc.	287	12,709
		56,493
Energy 10.1%
Devon Energy Corp.	455	18,851
Marathon Oil Corp.	840	14,226
Plains GP Holdings LP - Class A (b)	340	7,465
TechnipFMC Plc	449	14,059
		54,601
Financials 29.0%
Arthur J Gallagher & Co.	215	13,592
Comerica Inc.	217	18,820
First Horizon National Corp.	784	15,676
KeyCorp	962	19,396
Santander Consumer USA Holdings Inc.	294	5,480
Stifel Financial Corp.	296	17,639
Voya Financial Inc.	386	19,119
Willis Towers Watson Plc	101	15,195
Wintrust Financial Corp.	168	13,831
Zions Bancorp	349	17,734
		156,482
Health Care 8.9%
AmerisourceBergen Corp.	144	13,184
DaVita Inc. (b)	98	7,080
HealthSouth Corp.	219	10,803
Mylan NV (b)	392	16,582
		47,649
Industrials 12.1%
Dun & Bradstreet Corp.	77	9,156
Flowserve Corp.	269	11,340
Johnson Controls International Plc	294	11,200
Kirby Corp. (b)	163	10,875
Ryder System Inc.	141	11,856
Textron Inc.	192	10,857
		65,284
Information Technology 10.9%
ARRIS International Plc (b)	402	10,339
Ciena Corp. (b)	672	14,070
Diebold Nixdorf Inc. (a)	455	7,436
Keysight Technologies Inc. (b)	392	16,329
Teradata Corp. (b)	277	10,646
		58,820
Materials 5.8%
Bemis Co. Inc.	107	5,114
Eastman Chemical Co.	176	16,271
WR Grace & Co.	143	10,041
		31,426
Real Estate 6.5%
Forest City Realty Trust Inc. - Class A	491	11,845
Liberty Property Trust	269	11,563
Life Storage Inc.	128	11,396
		34,804
Utilities 4.0%
Edison International	149	9,455
FirstEnergy Corp.	389	11,902
		21,357
Total Common Stocks (cost $465,957)		526,916
SHORT TERM INVESTMENTS 4.4%
Investment Companies 1.9%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	10,489	10,489
	Shares/Par[1]	Value
Securities Lending Collateral 2.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	13,479	13,479
Total Short Term Investments (cost $23,968)		23,968
Total Investments 102.2% (cost $489,925)		550,884
Other Assets and Liabilities, Net (2.2)%		(11,951)
Total Net Assets 100.0%		$538,933

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Invesco Small Cap Growth Fund *
COMMON STOCKS 97.8%
Consumer Discretionary 12.2%
CalAtlantic Group Inc.	286	$16,145
Dunkin' Brands Group Inc.	248	15,970
Five Below Inc. (a)	263	17,440
Penn National Gaming Inc. (a)	734	23,005
Pool Corp.	129	16,678
Other Securities		145,046
		234,284
Consumer Staples 1.2%
Other Securities		23,216
Energy 3.6%
Energen Corp. (a)	281	16,171
Other Securities		52,517
		68,688
Financials 9.4%
American Financial Group Inc.	149	16,182
Cathay General Bancorp	398	16,772
MarketAxess Holdings Inc.	83	16,794
Other Securities		130,011
		179,759
Health Care 22.6%
Adamas Pharmaceuticals Inc. (a) (b)	509	17,246
Bio-Techne Corp.	132	17,038
Cantel Medical Corp.	163	16,744
Chemed Corp.	66	15,995
Exelixis Inc. (a)	791	24,044
Halozyme Therapeutics Inc. (a) (b)	1,170	23,701
HealthEquity Inc. (a)	436	20,340
Nektar Therapeutics (a)	335	19,979
Neurocrine Biosciences Inc. (a)	272	21,097
PerkinElmer Inc.	246	17,975
Other Securities		238,110
		432,269
Industrials 15.6%
AO Smith Corp.	291	17,817
Brink's Co.	244	19,194
BWX Technologies Inc.	297	17,992
ITT Inc.	327	17,440
John Bean Technologies Corp.	164	18,160
Knight-Swift Transportation Holdings Inc. - Class A	567	24,805
Old Dominion Freight Line Inc.	161	21,193
Other Securities		162,438
		299,039
Information Technology 27.5%
Aspen Technology Inc. (a)	324	21,455
Booz Allen Hamilton Holding Corp. - Class A	424	16,172
Cavium Inc. (a)	197	16,549
Cognex Corp.	386	23,634
CoStar Group Inc. (a)	75	22,408
EPAM Systems Inc. (a)	153	16,480
Euronet Worldwide Inc. (a)	195	16,470
Fair Isaac Corp.	140	21,506
Guidewire Software Inc. (a)	261	19,349
Littelfuse Inc.	93	18,464
MKS Instruments Inc.	184	17,392
Qualys Inc. (a)	333	19,743
RealPage Inc. (a)	394	17,448
Silicon Laboratories Inc. (a)	242	21,380
Take-Two Interactive Software Inc. (a)	331	36,334
Trimble Inc. (a)	424	17,250
Ultimate Software Group Inc. (a)	88	19,199
Zebra Technologies Corp. - Class A (a)	173	17,971
Other Securities		167,580
		526,784
Materials 3.9%
Berry Global Group Inc. (a)	345	20,264
Ingevity Corp. (a)	232	16,324
Martin Marietta Materials Inc.	96	21,121
	Shares/Par[1]	Value
PolyOne Corp.	392	17,052
		74,761
Real Estate 1.1%
Other Securities		21,598
Telecommunication Services 0.7%
Other Securities		14,095
Total Common Stocks (cost $1,405,569)		1,874,493
SHORT TERM INVESTMENTS 3.9%
Investment Companies 2.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	45,354	45,354
Securities Lending Collateral 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	30,278	30,278
Total Short Term Investments (cost $75,632)		75,632
Total Investments 101.7% (cost $1,481,201)		1,950,125
Other Assets and Liabilities, Net (1.7)%		(32,929)
Total Net Assets 100.0%		$1,917,196

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/JPMorgan MidCap Growth Fund
COMMON STOCKS 96.4%
Consumer Discretionary 17.5%
Bright Horizons Family Solutions Inc. (a)	167	$15,679
Gildan Activewear Inc.	917	29,613
Hilton Grand Vacations Inc. (a)	350	14,700
Hilton Worldwide Holdings Inc.	407	32,530
LKQ Corp. (a)	751	30,535
Lululemon Athletica Inc. (a)	194	15,270
Mohawk Industries Inc. (a)	175	48,283
Norwegian Cruise Line Holdings Ltd. (a)	263	13,989
O'Reilly Automotive Inc. (a)	92	22,034
Red Rock Resorts Inc. - Class A	631	21,280
Ross Stores Inc.	455	36,538
Tapestry Inc.	296	13,114
Tesla Inc. (a) (b)	26	8,189
Thor Industries Inc.	140	21,161
Ulta Beauty Inc. (a)	53	11,787
Vail Resorts Inc.	79	16,806
Wayfair Inc. - Class A (a) (b)	178	14,320
		365,828
Consumer Staples 1.2%
Casey's General Stores Inc.	98	10,993
Monster Beverage Corp. (a)	215	13,588
		24,581
Energy 2.3%
Concho Resources Inc. (a)	275	41,250
Range Resources Corp.	416	7,106
		48,356
Financials 11.2%
Affiliated Managers Group Inc.	87	17,898
Ameriprise Financial Inc.	164	27,810
Comerica Inc.	245	21,286
East West Bancorp Inc.	361	21,941
First Republic Bank	170	14,720
NASDAQ Inc.	280	21,535
Oaktree Capital Group LLC - Class A	387	16,280
Progressive Corp.	477	26,887
S&P Global Inc.	229	38,810
TD Ameritrade Holding Corp.	560	28,648
		235,815
Health Care 11.9%
Acadia HealthCare Co. Inc. (a) (b)	510	16,628
ACADIA Pharmaceuticals Inc. (a)	270	8,145
BioMarin Pharmaceutical Inc. (a)	137	12,243
Bioverativ Inc. (a)	116	6,276
Centene Corp. (a)	175	17,688
Dentsply Sirona Inc.	260	17,140
DexCom Inc. (a)	205	11,771
Edwards Lifesciences Corp. (a)	107	12,015
Exelixis Inc. (a)	475	14,443
Illumina Inc. (a)	164	35,898
Incyte Corp. (a)	109	10,314
Intercept Pharmaceuticals Inc. (a) (b)	183	10,662
Jazz Pharmaceuticals Plc (a)	130	17,464
Premier Inc. - Class A (a)	561	16,381
Spark Therapeutics Inc. (a) (b)	124	6,356
Teladoc Inc. (a) (b)	208	7,238
Veeva Systems Inc. - Class A (a)	248	13,693
Vertex Pharmaceuticals Inc. (a)	96	14,402
		248,757
Industrials 18.4%
AGCO Corp.	131	9,329
Copart Inc. (a)	595	25,681
Fortive Corp.	419	30,307
Fortune Brands Home & Security Inc.	347	23,762
HEICO Corp. - Class A	213	16,820
Lennox International Inc.	156	32,447
Middleby Corp. (a)	113	15,236
Nordson Corp.	148	21,638
Old Dominion Freight Line Inc.	216	28,415
Oshkosh Corp.	229	20,777
	Shares/Par[1]	Value
Parker Hannifin Corp.	124	24,808
Southwest Airlines Co.	263	17,220
Stanley Black & Decker Inc.	171	28,983
WABCO Holdings Inc. (a)	213	30,508
Waste Connections Inc.	833	59,100
		385,031
Information Technology 30.0%
Advanced Micro Devices Inc. (a) (b)	1,159	11,916
Amphenol Corp. - Class A	346	30,379
Applied Materials Inc.	209	10,684
Arista Networks Inc. (a)	99	23,228
Atlassian Corp. Plc - Class A (a)	234	10,673
Autodesk Inc. (a)	167	17,465
Broadcom Ltd.	55	14,052
Cavium Inc. (a)	330	27,697
Corning Inc.	609	19,469
DXC Technology Co.	258	24,465
Electronic Arts Inc. (a)	235	24,731
Gartner Inc. (a)	184	22,623
Global Payments Inc.	385	38,562
GoDaddy Inc. - Class A (a)	465	23,395
GrubHub Inc. (a) (b)	145	10,382
Guidewire Software Inc. (a)	185	13,741
IPG Photonics Corp. (a)	94	20,171
Lam Research Corp.	150	27,629
Nvidia Corp.	72	13,971
Palo Alto Networks Inc. (a)	145	21,002
Paycom Software Inc. (a) (b)	150	12,074
Proofpoint Inc. (a)	140	12,451
Red Hat Inc. (a)	232	27,839
ServiceNow Inc. (a)	224	29,168
Splunk Inc. (a)	337	27,950
Square Inc. - Class A (a)	312	10,817
Take-Two Interactive Software Inc. (a)	191	20,946
Teradyne Inc.	465	19,478
Tyler Technologies Inc. (a)	75	13,226
Vantiv Inc. - Class A (a)	407	29,920
Workday Inc. - Class A (a)	170	17,316
		627,420
Materials 2.8%
Eagle Materials Inc.	279	31,588
Vulcan Materials Co.	216	27,779
		59,367
Real Estate 1.1%
CBRE Group Inc. - Class A (a)	523	22,656
Total Common Stocks (cost $1,648,896)		2,017,811
SHORT TERM INVESTMENTS 5.6%
Investment Companies 3.6%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	75,874	75,874
Securities Lending Collateral 2.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	41,716	41,716
Total Short Term Investments (cost $117,590)		117,590
Total Investments 102.0% (cost $1,766,486)		2,135,401
Other Assets and Liabilities, Net (2.0)%		(42,149)
Total Net Assets 100.0%		$2,093,252

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/JPMorgan U.S. Government & Quality Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 5.4%
American Homes For Rent
Series 2014-A-SFR2, REMIC, 3.79%, 10/17/24 (a)	4,732	$4,921
BBCMS Trust
Series 2015-A1-VFM, REMIC, 2.47%, 03/10/26 (a)	3,298	3,180
BB-UBS Trust
Series 2012-A-TFT, REMIC, 2.89%, 06/05/20 (a)	5,546	5,455
Commercial Mortgage Pass-Through Certificates
Interest Only, Series 2012-XA-CR2, REMIC, 1.66%, 08/15/45 (b)	14,695	907
Countrywide Alternative Loan Trust
Series 2006-2A1A-OA9, REMIC, 1.71%, (1M US LIBOR + 0.21%), 07/20/46 (b)	382	269
Series 2006-1A1A-OA17, REMIC, 1.70%, (1M US LIBOR + 0.20%), 12/20/46 (b)	668	574
Countrywide Home Equity Loan Trust
Series 2004-A-I, 1.77%, (1M US LIBOR + 0.29%), 02/15/34 (b)	127	122
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-4A1-5, REMIC, 6.00%, 09/25/34	434	452
CSAIL Commercial Mortgage Trust
Series 2015-A4-C3, REMIC, 3.72%, 08/15/48	8,775	9,104
GS Mortgage Securities Trust
Series 2017-A4-GS7, REMIC, 3.43%, 08/10/50	10,500	10,706
IndyMac Seconds Asset Backed Trust
Series 2006-A-A, REMIC, 1.81%, (1M US LIBOR + 0.26%), 06/25/36 (b) (c) (d)	707	108
Madison Avenue Trust
Series 2015-A-11MD, REMIC, 3.55%, 09/10/25 (a) (b)	2,989	3,088
MASTR Adjustable Rate Mortgages Trust
Series 2004-3A2-1, REMIC, 2.78%, 02/25/34 (b)	329	323
Morgan Stanley Capital I Trust
Series 2011-A3-C3, REMIC, 4.05%, 06/15/21	1,409	1,443
Morgan Stanley Mortgage Loan Trust
Series 2004-4A2-8AR, REMIC, 3.44%, 10/25/34 (b)	187	191
Nomura Asset Acceptance Corp.
Series 2004-A1-R1, REMIC, 6.50%, 03/25/34 (a)	2,179	2,072
Progress Residential Trust
Series 2015-A-SFR2, REMIC, 2.74%, 06/15/20 (a)	3,691	3,682
Series 2015-A-SFR3, REMIC, 3.07%, 11/12/20 (a)	6,508	6,541
Provident Funding Mortgage Loan Trust
Series 2005-1A1A-2, REMIC, 3.61%, 10/25/35 (b)	78	80
SACO I Inc.
Series 2006-A-6, REMIC, 1.81%, (1M US LIBOR + 0.26%), 06/25/36 (b) (c) (d)	101	221
Structured Asset Mortgage Investments Inc.
Series 2006-A1A-AR7, REMIC, 1.76%, (1M US LIBOR + 0.21%), 08/25/36 (b)	767	713
Tricon American Homes Trust
Series 2016-A-SFR1, REMIC, 2.59%, 11/17/21 (a)	5,998	5,911
UBS-BAMLL Trust
Series 2012-A-WRM, REMIC, 3.66%, 06/10/22 (a)	4,560	4,618
Vendee Mortgage Trust
Series 2001-Z-2, REMIC, 6.75%, 02/15/31	1,144	1,310
Wells Fargo Mortgage-Backed Securities Trust
Series 2007-3A1-3, REMIC, 5.50%, 04/25/22	132	134
Wells Fargo-RBS Commercial Mortgage Trust
Series 2011-A4-C3, REMIC, 4.38%, 05/15/21 (a)	4,750	4,978
Worldwide Plaza Trust
Series 2017-A-WWP, REMIC, 3.53%, 11/20/27 (a)	2,139	2,196
Total Non-U.S. Government Agency Asset-Backed Securities (cost $73,845)		73,299
	Shares/Par[1]	Value
CORPORATE BONDS AND NOTES 5.6%
Consumer Discretionary 0.3%
Time Warner Inc.
3.60%, 07/15/25	4,000	4,006
Consumer Staples 0.4%
Kimberly-Clark Corp.
2.40%, 03/01/22	700	695
PepsiCo Inc.
3.00%, 08/25/21	782	799
Procter & Gamble Co.
1.90%, 11/01/19	1,280	1,277
Walgreens Boots Alliance Inc.
3.80%, 11/18/24	2,469	2,523
		5,294
Energy 1.1%
Buckeye Partners LP
4.88%, 02/01/21	1,907	2,005
Enterprise Products Operating LLC
3.70%, 02/15/26	1,013	1,036
Magellan Midstream Partners LP
3.20%, 03/15/25	1,072	1,056
Occidental Petroleum Corp.
3.13%, 02/15/22	666	681
Phillips 66
4.30%, 04/01/22	912	966
Plains All American Pipeline LP
2.60%, 12/15/19	1,713	1,703
Shell International Finance BV
2.50%, 09/12/26	3,747	3,626
3.75%, 09/12/46	4,113	4,183
		15,256
Financials 2.3%
ACE INA Holdings Inc.
3.35%, 05/03/26	1,300	1,327
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26	2,599	2,682
Bank of America Corp.
3.42%, 12/20/28 (a)	1,680	1,669
Bank of New York Mellon Corp.
3.55%, 09/23/21	3,850	3,992
Berkshire Hathaway Inc.
3.40%, 01/31/22	1,619	1,679
Citigroup Inc.
4.50%, 01/14/22	3,028	3,221
3.40%, 05/01/26	4,200	4,224
Credit Suisse AG
3.00%, 10/29/21	894	904
Goldman Sachs Group Inc.
2.63%, 04/25/21	1,356	1,354
5.75%, 01/24/22	840	930
New York Life Global Funding
2.00%, 04/13/21 (a)	1,639	1,615
Toyota Motor Credit Corp.
3.40%, 09/15/21	5,500	5,677
U.S. Bancorp
3.00%, 03/15/22	1,715	1,747
		31,021
Health Care 0.4%
Abbott Laboratories
3.75%, 11/30/26	4,632	4,757
Actavis Funding SCS
3.45%, 03/15/22	991	1,007
		5,764
Industrials 0.4%
ABB Finance USA Inc.
2.88%, 05/08/22	571	580
Lockheed Martin Corp.
3.35%, 09/15/21	984	1,011
Penske Truck Leasing Co. LP
3.38%, 02/01/22 (a)	2,898	2,952

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Union Pacific Corp.
1.80%, 02/01/20	869	863
		5,406
Information Technology 0.1%
Intel Corp.
3.30%, 10/01/21	1,279	1,324
Real Estate 0.3%
Boston Properties LP
2.75%, 10/01/26	2,580	2,436
HCP Inc.
3.40%, 02/01/25	1,515	1,506
		3,942
Utilities 0.3%
Arizona Public Service Co.
2.20%, 01/15/20	665	662
Exelon Generation Co. LLC
2.95%, 01/15/20	1,140	1,152
Florida Power Corp.
3.10%, 08/15/21	1,203	1,231
Virginia Electric & Power Co.
2.95%, 01/15/22	870	884
		3,929
Total Corporate Bonds And Notes (cost $74,640)		75,942
GOVERNMENT AND AGENCY OBLIGATIONS 83.7%
Collateralized Mortgage Obligations 35.0%
Federal Home Loan Mortgage Corp.
Series 30-264, 3.00%, 07/15/42	22,160	22,061
Series PG-2562, REMIC, 5.00%, 01/15/18	10	10
Series BD-2561, REMIC, 5.00%, 02/15/18	48	48
Series KX-2631, REMIC, 4.50%, 06/15/18	11	11
Series MD-2835, REMIC, 4.50%, 08/15/19	133	135
Series BH-2870, REMIC, 4.50%, 10/15/19	1,007	1,021
Series QD-2931, REMIC, 4.50%, 02/15/20	310	315
Series BK-3037, REMIC, 4.50%, 09/15/20	894	909
Series PV-3860, REMIC, 5.00%, 05/15/22	5,120	5,407
Series VC-4050, REMIC, 4.00%, 07/15/23	6,104	6,329
Series ZA-2639, REMIC, 5.00%, 07/15/23	3,413	3,586
Series D-3542, REMIC, 4.50%, 06/15/24	3,386	3,627
Series BY-3104, REMIC, 5.50%, 01/15/26	3,090	3,319
Series AK-3812, REMIC, 3.50%, 02/15/26	20,000	20,581
Series VN-4445, REMIC, 4.00%, 05/15/26	1,622	1,700
Series CY-3881, REMIC, 3.50%, 06/15/26	15,400	15,902
Series KW-3874, REMIC, 4.50%, 06/15/26	3,000	3,236
Series B-3917, REMIC, 4.50%, 08/15/26	1,500	1,634
Series GT-3270, REMIC, 5.50%, 01/15/27	4,965	5,336
Series VE-4050, REMIC, 4.00%, 01/15/29	4,532	4,801
Series VB-4095, REMIC, 3.50%, 03/15/29	4,249	4,379
Series DG-3737, REMIC, 5.00%, 10/15/30	2,113	2,243
Series PA-3981, REMIC, 3.00%, 04/15/31	7,362	7,465
Series AM-2525, REMIC, 4.50%, 04/15/32	183	195
Series JE-4186, REMIC, 2.00%, 03/15/33	5,475	5,325
Series NY-4206, REMIC, 3.00%, 05/15/33	3,474	3,456
Series MJ-2638, REMIC, 5.00%, 07/15/33	1,343	1,458
Series L-2836, REMIC, 4.50%, 04/15/34	343	349
Series QD-2882, REMIC, 4.50%, 07/15/34	438	456
Series MU-2915, REMIC, 5.00%, 01/15/35	1,963	2,134
Series AZ-3036, REMIC, 5.00%, 02/15/35	1,903	2,197
Series OC-3047, REMIC, 5.50%, 07/15/35	1,677	1,733
Series CB-3688, REMIC, 4.00%, 06/15/36	2,092	2,197
Series PB-3283, REMIC, 5.50%, 07/15/36	1,515	1,668
Series B-3413, REMIC, 5.50%, 04/15/37	410	443
Series PE-3341, REMIC, 6.00%, 07/15/37	1,107	1,245
Series PL-3832, REMIC, 5.00%, 08/15/39	1,117	1,148
Series HZ-4365, REMIC, 3.00%, 01/15/40	5,539	5,468
Series QH-3699, REMIC, 5.50%, 07/15/40	3,000	3,276
Series PB-4047, REMIC, 3.50%, 01/15/41	12,000	12,374
Series YN-4094, REMIC, 3.00%, 08/15/42	2,500	2,465
Series AW-4437, REMIC, 2.50%, 02/15/45	5,143	4,649
Series GN-4594, REMIC, 2.50%, 02/15/45	6,185	6,117
Series PY-4493, REMIC, 3.00%, 07/15/45	3,715	3,584
Federal National Mortgage Association
Series 2003-BC-35, REMIC, 5.00%, 05/25/18	71	71
Series 2003-DY-130, REMIC, 4.00%, 01/25/19	63	64
	Shares/Par[1]	Value
Series 2007-AH-115, REMIC, 5.00%, 12/25/22	3,145	3,223
Series 2008-B-26, REMIC, 4.50%, 04/25/23	723	727
Series 2008-KB-59, REMIC, 4.50%, 07/25/23	529	534
Series 2012-VA-63, REMIC, 4.00%, 08/25/23	11,050	11,493
Series 2004-CG-76, REMIC, 4.50%, 10/25/24	1,588	1,653
Series 2012-VA-47, REMIC, 4.00%, 03/25/25	8,873	9,244
Series 2010-BC-36, REMIC, 4.00%, 04/25/30	14,238	14,932
Series 2011-PB-145, REMIC, 3.50%, 01/25/32	10,000	10,404
Series 2012-LY-134, REMIC, 3.00%, 12/25/32	2,769	2,709
Series 2003-PE-63, REMIC, 3.50%, 07/25/33	207	212
Series 2013-PY-106, REMIC, 3.00%, 10/25/33	8,000	8,006
Series 2004-AZ-35, REMIC, 4.50%, 05/25/34	6,780	7,223
Series 2005-DX-62, REMIC, 5.00%, 05/25/34	175	176
Series 2015-BY-41, REMIC, 3.00%, 09/25/34	2,140	2,135
Series 2005-GA-70, REMIC, 5.50%, 12/25/34	243	251
Series 2015-BW-15, REMIC, 3.50%, 04/25/35	3,735	3,883
Series 2015-GB-28, REMIC, 3.50%, 05/25/35	4,156	4,261
Series 2015-B-33, REMIC, 3.00%, 06/25/35	9,980	9,889
Series 2015-B-50, REMIC, 3.00%, 07/25/35	10,734	10,623
Series 2015-EY-47, REMIC, 3.00%, 07/25/35	5,051	4,967
Series 2005-PL-64, REMIC, 5.50%, 07/25/35	486	527
Series 2015-BW-68, REMIC, 3.00%, 08/25/35	14,922	14,731
Series 2005-BG-97, REMIC, 5.50%, 11/25/35	2,025	2,286
Principal Only, Series 2006-HO-23, REMIC, 0.00%, 04/25/36 (e)	1,080	944
Series 2016-LY-30, REMIC, 3.50%, 05/25/36	5,618	5,832
Series 2007-BA-12, REMIC, 6.00%, 02/25/37	647	682
Series 2012-QE-47, REMIC, 4.00%, 05/25/38	6,541	6,715
Series 2010-MB-47, REMIC, 5.00%, 09/25/39	3,652	3,971
Series 2010-CB-11, REMIC, 4.50%, 02/25/40	508	534
Series 2010-SL-4, REMIC, 8.10%, (11.59% - (1M US LIBOR * 2.25)), 02/25/40 (b)	25	30
Series 2010-PM-123, REMIC, 4.00%, 07/25/40	3,000	3,134
Series 2010-MB-134, REMIC, 4.50%, 12/25/40	1,398	1,573
Series 2002-A3-T4, REMIC, 7.50%, 12/25/41	3,474	4,040
Series 2014-PG-91, REMIC, 3.00%, 01/25/42	14,299	14,420
Series 2012-EP-60, REMIC, 3.00%, 04/25/42	4,426	4,457
Series 2003-2A4-W3, REMIC, 5.75%, 06/25/42	956	1,062
Series 2012-HY-102, REMIC, 2.00%, 09/25/42	4,000	3,436
Series 2012-AB-121, REMIC, 3.00%, 11/25/42	16,140	16,082
Series 2003-2A7-W12, REMIC, 4.68%, 06/25/43	2,564	2,719
Series 2016-PA-30, REMIC, 3.00%, 04/25/45	10,328	10,446
Series 2016-LA-25, REMIC, 3.00%, 07/25/45	6,888	6,972
Series 2015-N-97, REMIC, 3.00%, 11/25/45	13,757	13,330
Series 2009-A-W1, REMIC, 6.00%, 12/25/49	633	705
Government National Mortgage Association
Series 2009-HB-82, REMIC, 4.00%, 09/16/24	1,832	1,895
Series 2001-ZA-27, REMIC, 6.50%, 06/16/31	770	861
Series 2003-Z-27, REMIC, 5.50%, 03/20/33	1,100	1,216
Series 2003-ZA-75, REMIC, 5.50%, 09/20/33	1,040	1,150
Series 2003-Z-114, REMIC, 6.00%, 12/16/33	1,405	1,576
Series 2007-MB-2, REMIC, 5.50%, 01/20/37	1,924	2,125
Series 2009-PA-81, REMIC, 5.50%, 02/16/38	154	158
Interest Only, Series 2008-SA-40, REMIC, 4.91%, (6.40% - (1M US LIBOR * 1)), 05/16/38 (b)	2,116	370
Series 2010-CL-166, REMIC, 4.00%, 11/20/38	15,000	15,550
Series 2010-GP-166, REMIC, 3.00%, 04/20/39	3,247	3,284
Series 2009-TX-42, REMIC, 4.50%, 06/20/39	4,256	4,533
Series 2011-Z-29, REMIC, 5.00%, 05/20/40	14,063	15,981
Interest Only, Series 2011-SH-97, REMIC, 4.63%, (6.13% - (1M US LIBOR * 1)), 07/20/41 (b)	5,749	823
Series 2015-PL-157, REMIC, 3.00%, 10/20/45	12,872	12,578
Series 2013-FA-H16, REMIC, 1.78%, (1M US LIBOR + 0.54%), 07/20/63 (b)	14,584	14,602
		478,002
Commercial Mortgage-Backed Securities 5.1%
Federal Home Loan Mortgage Corp.
Series A2-K048, REMIC, 3.28%, 06/25/25 (b)	7,500	7,772
Series A2-K049, REMIC, 3.01%, 07/25/25	8,067	8,210
Series A2-K052, REMIC, 3.15%, 11/25/25	8,050	8,254
Series K067-A2, REMIC, 3.19%, 07/25/27	6,557	6,717
Series A2-K068, REMIC, 3.24%, 08/25/27	5,000	5,143
Series A2-K069, REMIC, 3.19%, 09/25/27 (b)	4,000	4,096

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Federal National Mortgage Association
Series 2015-A2-M7, REMIC, 2.59%, 12/25/24	8,199	8,158
Series 2015-A2-M13, REMIC, 2.71%, 06/25/25 (b)	5,151	5,135
Series 2016-A2-M1, REMIC, 2.94%, 01/25/26 (b)	13,761	13,810
Series 2017-A2-M13, REMIC, 2.94%, 09/25/27 (b)	2,753	2,760
		70,055
Mortgage-Backed Securities 12.9%
Federal Home Loan Mortgage Corp.
8.00%, 07/01/20	—	—
6.00%, 11/01/28	64	71
7.00%, 04/01/29 - 08/01/32	58	67
5.00%, 08/01/33 - 12/01/34	833	911
3.03%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 12/01/35 (b)	680	719
3.98%, (12M US LIBOR +/- MBS spread), 01/01/37 (b)	26	27
5.50%, 07/01/38	2,483	2,755
4.50%, 10/01/40	837	897
3.00%, 01/01/47	5,002	5,029
Federal National Mortgage Association
10.50%, 08/01/20	—	—
3.26%, 01/01/22	8,695	8,949
3.18%, 09/01/25	5,242	5,345
3.03%, 12/01/25	20,350	20,630
2.94%, 01/01/26	23,305	23,513
3.10%, 01/01/26	7,500	7,636
3.33%, 03/01/27	2,544	2,631
2.97%, 06/01/27	6,510	6,565
7.00%, 05/01/26 - 01/01/30	13	15
8.00%, 11/01/29 - 03/01/31	39	46
7.50%, 02/01/31	3	4
6.00%, 02/01/31 - 12/01/36	5,050	5,766
6.50%, 03/01/26 - 03/01/36	192	220
5.50%, 02/01/35 - 10/01/36	3,140	3,530
5.00%, 02/01/19 - 11/01/40	14,481	15,796
3.50%, 09/01/45 - 01/01/46	20,098	20,723
4.00%, 02/01/25 - 09/01/45	31,982	33,690
3.00%, 03/01/43 - 03/01/46	4,736	4,766
REMIC, 2.90%, 06/25/27	5,267	5,240
Government National Mortgage Association
6.00%, 04/15/29 - 01/15/36	894	1,032
		176,573
Sovereign 7.0%
Financing Corp.
Principal Only, 0.00%, 04/05/19 (e) (f)	5,000	4,879
Israel Government AID Bond
0.00%, 09/15/19 (e)	20,000	19,240
Interest Only, 0.00%, 11/01/21 (e)	10,000	9,075
Province of Saskatchewan, Canada
9.38%, 12/15/20	1,500	1,786
Residual Funding Corp.
Principal Only, 0.00%, 10/15/19 - 01/15/30 (e) (f)	51,010	43,389
Tennessee Valley Authority
Interest Only, 0.00%, 01/15/21 - 07/15/37 (e) (f)	20,487	16,628
		94,997
Treasury Inflation Indexed Securities 3.0%
U.S. Treasury Inflation Indexed Note
1.38%, 02/15/44 (g)	35,191	40,563
	Shares/Par[1]	Value
U.S. Government Agency Obligations 3.2%
Federal Home Loan Bank
5.25%, 12/11/20 (f)	4,500	4,908
5.75%, 06/12/26 (f)	5,000	6,170
Federal National Mortgage Association
0.00%, 10/09/19 (e) (f)	30,000	28,877
Principal Only, 0.00%, 03/23/28 (e) (f)	4,000	2,988
		42,943
U.S. Treasury Securities 17.5%
U.S. Treasury Bond
0.00%, 08/15/21 (e)	25,000	23,158
5.38%, 02/15/31	23,000	30,547
3.00%, 05/15/45	27,500	28,879
2.88%, 08/15/45	10,000	10,248
U.S. Treasury Note
0.75%, 04/30/18	50,000	49,891
1.38%, 09/30/18	25,000	24,934
3.38%, 11/15/19	25,000	25,687
2.63%, 08/15/20 - 11/15/20	45,000	45,796
		239,140
Total Government And Agency Obligations (cost $1,128,846)		1,142,273
SHORT TERM INVESTMENTS 5.1%
Investment Companies 5.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (h) (i)	69,010	69,010
Total Short Term Investments (cost $69,010)		69,010
Total Investments 99.8% (cost $1,346,341)		1,360,524
Other Assets and Liabilities, Net 0.2%		3,407
Total Net Assets 100.0%		$1,363,931

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $52,878 and 3.9%, respectively.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f) The security is a direct debt of the agency and not collateralized by mortgages.

(g) Treasury inflation indexed note, par amount is adjusted for inflation.

(h) Investment in affiliate.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
IndyMac Seconds Asset Backed Trust, Series 2006-A-A REMIC, 1.81%, 06/25/36	05/22/06	$707	$108	—%
SACO I Inc., Series 2006-A-6 REMIC, 1.81%, 06/25/36	05/30/06	101	221	—
		$808	$329	—%

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Lazard Emerging Markets Fund *
COMMON STOCKS 98.8%
Argentina 1.7%
YPF SA - Class D - ADR	742	$17,006
Brazil 10.5%
AMBEV SA - ADR	2,266	14,640
Banco do Brasil SA	2,270	21,780
BB Seguridade Participacoes SA	1,920	16,493
CCR SA	3,052	14,861
Cielo SA	2,875	20,383
Localiza Rent a Car SA	1,144	7,608
Other Securities		11,124
		106,889
China 17.2%
AAC Technologies Holdings Inc.	445	7,952
Baidu.com - Class A - ADR (a)	104	24,387
China Construction Bank Corp. - Class H	47,045	43,371
China Mobile Ltd. - ADR	587	29,661
China Shenhua Energy Co. Ltd. - Class H	3,731	9,680
CNOOC Ltd.	5,066	7,272
ENN Energy Holdings Ltd.	1,209	8,671
NetEase.com Inc. - ADR	84	29,117
Weichai Power Co. Ltd. - Class H	10,749	11,796
Other Securities		2,982
		174,889
Egypt 0.8%
Commercial International Bank Egypt SAE - GDR	1,941	8,436
Hungary 1.7%
OTP Bank Plc	423	17,536
India 9.7%
Axis Bank Ltd.	2,086	18,434
Bajaj Auto Ltd.	193	10,089
HCL Technologies Ltd.	801	11,189
Hero Motocorp Ltd.	251	14,928
Punjab National Bank (a)	4,301	11,542
Tata Consultancy Services Ltd.	764	32,357
		98,539
Indonesia 5.4%
Astra International Tbk PT	17,604	10,773
Bank Mandiri Persero Tbk PT	34,823	20,560
Semen Gresik Persero Tbk PT	8,270	6,027
Telekomunikasi Indonesia Persero Tbk PT - ADR	533	17,185
		54,545
Malaysia 0.7%
Other Securities		6,892
Mexico 3.2%
America Movil SAB de CV - Class L - ADR	1,118	19,173
Other Securities		13,638
		32,811
Pakistan 1.7%
Oil & Gas Development Co. Ltd.	3,344	4,935
Pakistan Petroleum Ltd.	4,692	8,729
Other Securities		3,609
		17,273
Philippines 0.8%
PLDT Inc. - ADR	256	7,701
	Shares/Par[1]	Value
Russian Federation 8.7%
Gazprom OAO Via Gaz Capital SA - ADR	1,734	7,650
Lukoil PJSC - ADR	311	17,823
Mobile Telesystems PJSC - ADR	1,392	14,180
Sberbank of Russia - ADR (b)	2,108	35,865
Other Securities		12,753
		88,271
South Africa 10.4%
Bidvest Group Ltd.	784	13,744
Imperial Holdings Ltd.	714	15,031
Life Healthcare Group Holdings Ltd.	3,441	7,691
Nedbank Group Ltd.	442	9,112
Sanlam Ltd.	1,543	10,813
Shoprite Holdings Ltd.	944	16,807
Standard Bank Group Ltd.	739	11,585
Vodacom Group Ltd.	854	9,995
Other Securities		10,595
		105,373
South Korea 15.0%
Coway Co. Ltd.	153	13,959
Hyundai Mobis	64	15,766
KB Financial Group Inc.	264	15,623
Korea Life Insurance Co. Ltd.	1,301	8,394
Samsung Electronics Co. Ltd.	19	45,455
Shinhan Financial Group Co. Ltd.	504	23,239
SK Hynix Inc.	327	23,388
Other Securities		6,486
		152,310
Taiwan 5.2%
Hon Hai Precision Industry Co. Ltd. - GDR	1,266	8,019
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1,134	44,950
		52,969
Thailand 1.1%
Other Securities		11,013
Turkey 5.0%
Akbank T.A.S.	3,695	9,603
KOC Holding A/S	1,880	9,167
Tupras Turkiye Petrol Rafinerileri A/S	234	7,494
Turkcell Iletisim Hizmet A/S	2,342	9,567
Turkiye Is Bankasi - Class C	4,732	8,711
Other Securities		6,617
		51,159
Total Common Stocks (cost $831,312)		1,003,612
SHORT TERM INVESTMENTS 1.4%
Investment Companies 1.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	12,343	12,343
Securities Lending Collateral 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	1,648	1,648
Total Short Term Investments (cost $13,991)		13,991
Total Investments 100.2% (cost $845,303)		1,017,603
Other Assets and Liabilities, Net (0.2)%		(1,818)
Total Net Assets 100.0%		$1,015,785

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	SSB	01/02/18	BRL	53	16	—
BRL/USD	SSB	01/03/18	BRL	315	95	—
					111	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital Consumer Staples Sector Fund
COMMON STOCKS 98.1%
Consumer Staples 98.1%
Altria Group Inc.	7	$501
Amplify Snack Brands Inc. (a) (b)	—	1
Andersons Inc.	—	4
Archer-Daniels-Midland Co.	2	87
Avon Products Inc. (a)	2	4
B&G Foods Inc. (b)	—	9
Blue Buffalo Pet Products Inc. (a)	—	12
Bob Evans Farms Inc.	—	6
Boston Beer Co. Inc. - Class A (a)	—	6
Brown-Forman Corp. - Class B	1	55
Bunge Ltd.	1	37
Calavo Growers Inc.	—	5
Cal-Maine Foods Inc. (a)	—	5
Campbell Soup Co.	1	34
Casey's General Stores Inc.	—	16
Central Garden & Pet Co. (a)	—	1
Central Garden & Pet Co. - Class A (a)	—	5
Chefs' Warehouse Inc. (a)	—	2
Church & Dwight Co. Inc.	1	49
Clorox Co.	1	75
Coca-Cola Bottling Co.	—	4
Coca-Cola Co.	15	680
Colgate-Palmolive Co.	3	245
ConAgra Brands Inc.	2	61
Constellation Brands Inc. - Class A	1	152
Costco Wholesale Corp.	2	316
Coty Inc. - Class A	2	38
CVS Health Corp.	4	285
Darling Ingredients Inc. (a)	1	11
Dean Foods Co.	—	4
Dr. Pepper Snapple Group Inc.	1	68
e.l.f. Beauty Inc. (a) (b)	—	2
Edgewell Personal Care Co. (a)	—	13
Energizer Holdings Inc.	—	11
Estee Lauder Cos. Inc. - Class A	1	110
Farmer Bros. Co. (a)	—	1
Flowers Foods Inc.	1	14
Fresh Del Monte Produce Inc.	—	5
Freshpet Inc. (a)	—	1
General Mills Inc.	2	133
Hain Celestial Group Inc. (a)	—	15
Herbalife Ltd. (a) (b)	—	16
Hershey Co.	1	64
Hormel Foods Corp.	1	41
Hostess Brands Inc. - Class A (a)	—	5
HRG Group Inc. (a)	1	8
Ingles Markets Inc. - Class A	—	1
Ingredion Inc.	—	39
Inter Parfums Inc.	—	2
J&J Snack Foods Corp.	—	9
JM Smucker Co.	1	55
John B. Sanfilippo & Son Inc.	—	2
Kellogg Co.	1	68
Kimberly-Clark Corp.	1	165
Kraft Heinz Foods Co.	2	184
Kroger Co.	4	96
Lamb Weston Holdings Inc.	1	30
Lancaster Colony Corp.	—	10
Landec Corp. (a)	—	1
McCormick & Co. Inc.	1	47
Medifast Inc.	—	2
MGP Ingredients Inc.	—	4
Molson Coors Brewing Co. - Class B	1	60
Mondelez International Inc. - Class A	6	250
Monster Beverage Corp. (a)	2	98
National Beverage Corp.	—	4
Nu Skin Enterprises Inc. - Class A	—	14
PepsiCo Inc.	5	625
Performance Food Group Co. (a)	—	13
Philip Morris International Inc.	6	600
Pinnacle Foods Inc.	1	28
	Shares/Par[1]	Value
Post Holdings Inc. (a)	—	20
PriceSmart Inc.	—	7
Procter & Gamble Co.	9	857
Revlon Inc. - Class A (a) (b)	—	1
Rite Aid Corp. (a) (b)	4	8
Sanderson Farms Inc.	—	11
Seaboard Corp.	—	4
Seneca Foods Corp. - Class A (a)	—	1
Simply Good Foods Co. (a)	—	2
Smart & Final Stores Inc. (a)	—	1
Snyders-Lance Inc.	—	15
SpartanNash Co.	—	4
Spectrum Brands Holdings Inc.	—	11
Sprouts Farmers Market Inc. (a)	1	12
Supervalu Inc. (a)	—	3
Sysco Corp.	2	118
Tootsie Roll Industries Inc. (b)	—	2
TreeHouse Foods Inc. (a)	—	11
Tyson Foods Inc. - Class A	1	91
United Natural Foods Inc. (a)	—	10
Universal Corp.	—	5
US Foods Holding Corp. (a)	1	26
USANA Health Sciences Inc. (a)	—	3
Vector Group Ltd. (b)	—	9
Village Super Market Inc. - Class A	—	1
Walgreens Boots Alliance Inc.	4	256
Wal-Mart Stores Inc.	6	539
WD-40 Co.	—	6
Weis Markets Inc.	—	1
Total Common Stocks (cost $7,386)		7,659
INVESTMENT COMPANIES 0.0%
Vanguard Consumer Staples ETF	—	3
Total Investment Companies (cost $3)		3
SHORT TERM INVESTMENTS 3.0%
Investment Companies 2.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	193	193
Securities Lending Collateral 0.5%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	44	44
Total Short Term Investments (cost $237)		237
Total Investments 101.1% (cost $7,626)		7,899
Other Assets and Liabilities, Net (1.1)%		(89)
Total Net Assets 100.0%		$7,810

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital Emerging Markets Index Fund *
COMMON STOCKS 94.7%
Brazil 4.4%
AMBEV SA	1,201	$7,702
Banco Bradesco SA	246	2,380
Banco do Brasil SA	216	2,071
Banco Santander Brasil SA	105	1,012
BB Seguridade Participacoes SA	175	1,505
Centrais Eletricas Brasileiras SA (a)	45	265
Odontoprev SA	65	313
Petroleo Brasileiro SA (a)	748	3,812
Vale SA	805	9,773
Other Securities		32,018
		60,851
Chile 1.1%
Banco Santander Chile	17,023	1,333
Other Securities		14,131
		15,464
China 24.4%
Air China Ltd. - Class H	462	562
Alibaba Group Holding Ltd. - ADS (a)	292	50,298
Alibaba Health Information Technology Ltd. (a) (b)	838	426
Alibaba Pictures Group Ltd. (a) (b)	3,400	457
Baidu.com - Class A - ADR (a)	69	16,261
Bank of China Ltd. - Class H	20,125	9,926
Beijing Capital International Airport Co. Ltd. - Class H	374	564
China CITIC Bank Corp. Ltd. - Class H	2,233	1,401
China Communications Constructions Co. Ltd. - Class H	1,114	1,270
China Construction Bank Corp. - Class H	21,286	19,623
China Huarong Asset Management Co. Ltd. - Class H	2,685	1,271
China Life Insurance Co. Ltd. - Class H	1,892	5,945
China Longyuan Power Group Corp. - Class H	781	556
China Merchants Holdings International Co. Ltd.	316	827
China Mobile Ltd.	1,558	15,849
China Petroleum & Chemical Corp. - Class H	6,380	4,684
China Railway Construction Corp. Ltd. - Class H	540	626
China Railway Group Ltd. - Class H	1,016	751
China Resources Pharmaceutical Group Ltd.	462	600
China Shenhua Energy Co. Ltd. - Class H	859	2,230
China Southern Airlines Co. Ltd. - Class H	460	475
China Telecom Corp. Ltd. - Class H	3,496	1,668
CNOOC Ltd.	4,541	6,518
CRRC Corp. Ltd. - Class H	1,066	1,143
Ctrip.com International Ltd. - ADR (a)	101	4,445
Huaneng Renewables Corp. Ltd. - Class H	1,184	402
Industrial & Commercial Bank of China Ltd. - Class H	18,662	15,010
JD.com Inc. - Class A - ADR (a)	167	6,919
NetEase.com Inc. - ADR	20	6,920
Nexteer Automotive Group Ltd.	209	499
PetroChina Co. Ltd. - Class H	5,313	3,705
Ping An Insurance Group Co. of China Ltd. - Class H	1,324	13,791
Sinopec Shanghai Petrochemical Co. Ltd. - Class H	928	528
Sinopharm Group Co. Ltd. - Class H	297	1,284
Tencent Holdings Ltd.	1,443	75,052
Zhuzhou CSR Times Electric Co. Ltd. - Class H	150	978
Other Securities		68,365
		341,829
Colombia 0.3%
Other Securities		3,804
Czech Republic 0.2%
Other Securities		2,456
Egypt 0.1%
Other Securities		1,558
Greece 0.3%
Other Securities		4,610
Hong Kong 4.8%
Agricultural Bank of China Ltd. - Class H	6,437	3,002
AviChina Industry & Technology Co. Ltd. - Class H	478	255
CGN Power Co. Ltd.	2,707	735
China Cinda Asset Management Co. Ltd. - Class H	2,220	813
	Shares/Par[1]	Value
China Galaxy Securities Co. Ltd. - Class H	809	596
China Jinmao Holdings Group Ltd.	950	420
China Merchants Bank Co. Ltd. - Class H	1,003	3,990
China Oilfield Services Ltd. - Class H	466	454
China Overseas Land & Investment Ltd.	968	3,119
China Resources Enterprise Ltd.	410	1,472
China Resources Gas Group Ltd.	226	822
China Resources Land Ltd.	707	2,081
China Resources Power Holdings Co. Ltd.	479	892
China State Construction International Holdings Ltd.	526	738
China Taiping Insurance Holdings Co. Ltd.	404	1,516
China Unicom Hong Kong Ltd. (a)	1,621	2,190
CITIC Pacific Ltd.	1,448	2,090
Geely Automobile Holdings Ltd.	1,263	4,395
Kunlun Energy Co. Ltd.	820	854
People's Insurance Co. Group of China Ltd. - Class H	1,747	861
PICC Property & Casualty Co. Ltd. - Class H	1,149	2,211
Other Securities		33,848
		67,354
Hungary 0.3%
Other Securities		4,548
India 8.6%
Bharat Heavy Electricals Ltd.	201	293
Bharat Petroleum Corp. Ltd.	192	1,560
Coal India Ltd.	179	737
Container Corp. of India Ltd.	11	248
GAIL India Ltd.	127	1,000
Hindustan Petroleum Corp. Ltd.	150	989
Housing Development Finance Corp.	384	10,290
Indian Oil Corp. Ltd.	147	899
Infosys Ltd.	467	7,638
Maruti Suzuki India Ltd.	27	4,157
NTPC Ltd.	421	1,169
Oil & Natural Gas Corp. Ltd.	318	973
Power Finance Corp. Ltd.	166	316
Reliance Industries Ltd.	662	9,582
Rural Electrification Corp. Ltd.	165	402
State Bank of India	442	2,151
Tata Consultancy Services Ltd.	116	4,922
Other Securities		73,443
		120,769
Indonesia 2.2%
Astra International Tbk PT	5,074	3,105
Bank Central Asia Tbk PT	2,489	4,028
Bank Mandiri Persero Tbk PT	4,739	2,798
Bank Negara Indonesia Persero Tbk PT	1,831	1,339
Bank Rakyat Indonesia Persero Tbk PT	13,943	3,745
Jasa Marga Persero Tbk PT	546	258
Perusahaan Gas Negara PT	2,843	367
Semen Gresik Persero Tbk PT	904	659
Telekomunikasi Indonesia Persero Tbk PT - Class B	12,649	4,142
United Tractors Tbk PT	420	1,099
Waskita Karya Persero Tbk PT	1,536	251
Other Securities		9,046
		30,837
Malaysia 2.3%
Other Securities		32,555
Mexico 2.8%
America Movil SAB de CV - Class L	8,508	7,344
Fomento Economico Mexicano SAB de CV	492	4,631
Grupo Financiero Santander Mexico SAB de CV - Class B	453	663
Grupo Mexico SAB de CV - Class B	966	3,194
Southern Copper Corp.	21	990
Other Securities		21,992
		38,814
Netherlands 0.0%
Other Securities		286
Pakistan 0.1%
Other Securities		1,071
Peru 0.3%
Other Securities		4,180

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Philippines 1.1%
Other Securities		15,619
Poland 1.3%
Bank Zachodni WBK SA	9	1,035
Other Securities		17,152
		18,187
Qatar 0.6%
Other Securities		7,583
Romania 0.1%
Other Securities		1,621
Russian Federation 3.2%
Gazprom OAO	2,729	6,170
Lukoil OAO	108	6,236
Rosneft PJSC	303	1,531
RusHydro JSC	27,774	351
Sberbank of Russia	2,725	10,644
VTB Bank OJSC	1,434,335	1,177
Other Securities		18,610
		44,719
South Africa 6.9%
FirstRand Ltd.	867	4,684
Liberty Holdings Ltd.	42	421
MTN Group Ltd.	424	4,655
Naspers Ltd. - Class N	111	30,780
Sasol Ltd.	139	4,790
Standard Bank Group Ltd.	333	5,226
Other Securities		45,184
		95,740
South Korea 14.3%
Celltrion Inc. (a)	20	4,247
Hyundai Mobis	17	4,176
Hyundai Motor Co.	39	5,729
KB Financial Group Inc.	101	5,999
LG Chem Ltd.	11	4,356
NHN Corp.	7	5,784
POSCO	19	5,883
Posco Daewoo Corp.	10	169
Samsung Electronics Co. Ltd.	25	58,766
Shinhan Financial Group Co. Ltd.	107	4,947
SK Hynix Inc.	147	10,536
Other Securities		89,868
		200,460
Taiwan 11.1%
Hon Hai Precision Industry Co. Ltd.	3,957	12,663
Taiwan Semiconductor Manufacturing Co. Ltd.	6,235	48,023
Other Securities		94,113
		154,799
Thailand 2.2%
Airports of Thailand PCL	60	125
Airports of Thailand PCL - NVDR	1,016	2,120
Krung Thai Bank PCL	155	91
Krung Thai Bank PCL - NVDR	559	327
PTT Exploration & Production PCL - NVDR	302	926
PTT Exploration & Production PCL	40	122
PTT PCL - NVDR	237	3,190
PTT Public Co. Ltd.	27	366
Other Securities		24,081
		31,348
	Shares/Par[1]	Value
Turkey 1.1%
Other Securities		14,721
United Arab Emirates 0.6%
Other Securities		8,701
Total Common Stocks (cost $1,085,878)		1,324,484
PREFERRED STOCKS 3.6%
Brazil 2.3%
Banco Bradesco SA (c)	770	7,854
Centrais Eletricas Brasileiras SA - Series B	67	457
Itau Unibanco Holding SA (c)	824	10,571
Petroleo Brasileiro SA (a) (c)	1,006	4,882
Other Securities		8,856
		32,620
Chile 0.1%
Other Securities		1,783
Colombia 0.1%
Other Securities		1,913
Mexico 0.2%
Other Securities		2,304
Russian Federation 0.1%
AK Transneft OAO	-	328
Other Securities		852
		1,180
South Korea 0.8%
Hyundai Motor Co.	6	529
Hyundai Motor Co.	9	875
LG Chem Ltd.	2	441
Samsung Electronics Co. Ltd.	4	8,674
Other Securities		695
		11,214
Total Preferred Stocks (cost $44,189)		51,014
OTHER EQUITY INTERESTS 0.0%
Romania 0.0%
Other Securities		—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 1.9%
Investment Companies 1.6%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	22,088	22,088
Securities Lending Collateral 0.2%
Securities Lending Cash Collateral Fund LLC, 1.30% (d) (e)	3,234	3,234
Treasury Securities 0.1%
U.S. Treasury Bill
1.30%, 03/08/18 (f) (g)	1,070	1,067
Total Short Term Investments (cost $26,389)		26,389
Total Investments 100.2% (cost $1,156,456)		1,401,887
Other Derivative Instruments 0.0%		130
Other Assets and Liabilities, Net (0.2)%		(3,415)
Total Net Assets 100.0%		$1,398,602

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Convertible security.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(f) All or a portion of the security is pledged or segregated as collateral.

(g) The coupon rate represents the yield to maturity.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Mini MSCI Emerging Markets Index	445	March 2018	25,088	130	805

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital European 30 Fund
COMMON STOCKS 96.4%
Belgium 3.1%
Belgacom SA	460	$15,126
France 16.5%
Carrefour SA	547	11,874
Compagnie Generale des Etablissements Michelin	123	17,681
Eiffage SA	192	21,086
Eutelsat Communications Group SA	689	15,970
Sanofi SA	164	14,123
		80,734
Germany 17.3%
Bayer AG	126	15,711
Continental AG	69	18,668
Daimler AG	179	15,263
Hugo Boss AG	225	19,183
Siemens AG	111	15,573
		84,398
Ireland 3.0%
Paddy Power Betfair Plc	124	14,794
Italy 3.5%
Terna Rete Elettrica Nazionale SpA	2,965	17,259
Netherlands 6.4%
Koninklijke Ahold NV	646	14,251
Koninklijke Philips Electronics NV	448	16,954
		31,205
Norway 5.8%
Marine Harvest ASA	750	12,710
Statoil ASA (a)	724	15,547
		28,257
Spain 6.6%
Enagas SA	538	15,435
Red Electrica Corp. SA	745	16,758
		32,193
Sweden 2.9%
Nordea Bank AB	1,180	14,319
	Shares/Par[1]	Value
Switzerland 6.5%
Novartis AG	185	15,586
Swisscom AG	30	15,917
		31,503
United Kingdom 24.8%
Babcock International Group Plc	1,156	11,028
Barratt Developments Plc	2,265	19,858
easyJet Plc	1,084	21,477
Marks & Spencer Group Plc	3,398	14,463
Persimmon Plc	604	22,387
SSE Plc	716	12,778
Taylor Wimpey Plc	6,803	19,002
		120,993
Total Common Stocks (cost $419,120)		470,781
PREFERRED STOCKS 3.2%
Switzerland 3.2%
Lindt & Spruengli AG (b)	3	15,598
Total Preferred Stocks (cost $14,243)		15,598
SHORT TERM INVESTMENTS 0.1%
Securities Lending Collateral 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (c)	194	194
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (d) (e)	80	80
Total Short Term Investments (cost $274)		274
Total Investments 99.7% (cost $433,637)		486,653
Other Derivative Instruments 0.0%		4
Other Assets and Liabilities, Net 0.3%		1,475
Total Net Assets 100.0%		$488,132

(a) All or portion of the security was on loan.

(b) Convertible security.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) The coupon rate represents the yield to maturity.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Euro STOXX 50	19	March 2018	EUR	673	(4)	(11)
FTSE 100 Index	3	March 2018	GBP	226	3	4
					(1)	(7)

Forward Foreign Currency Contract

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/USD	GSC	03/22/18	EUR	390	471	4
GBP/USD	HSB	03/22/18	GBP	148	200	1
					671	5

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital Industrials Sector Fund *
COMMON STOCKS 99.3%
Industrials 99.3%
3M Co.	4	$806
AMETEK Inc.	1	97
Boeing Co.	3	950
Caterpillar Inc.	4	534
Cintas Corp.	1	80
CSX Corp.	5	288
Cummins Inc.	1	161
Deere & Co.	2	245
Dover Corp.	1	91
Eaton Corp. Plc	3	201
Emerson Electric Co.	4	256
Equifax Inc.	1	82
Fastenal Co.	2	91
FedEx Corp.	2	365
Fortive Corp.	2	131
General Dynamics Corp.	2	297
General Electric Co.	50	867
Harris Corp.	1	96
Honeywell International Inc.	4	636
IHS Markit Ltd. (a)	2	104
Illinois Tool Works Inc.	2	296
Ingersoll-Rand Plc	2	131
Johnson Controls International Plc	5	204
L3 Technologies Inc.	1	90
Lockheed Martin Corp.	2	477
Masco Corp.	2	80
Nielsen Holdings Plc	2	74
Norfolk Southern Corp.	2	239
Northrop Grumman Systems Corp.	1	291
PACCAR Inc.	2	145
Parker Hannifin Corp.	1	152
Raytheon Co.	2	313
Republic Services Inc.	2	92
Rockwell Automation Inc.	1	144
Rockwell Collins Inc.	1	128
Roper Industries Inc.	1	153
Stanley Black & Decker Inc.	1	149
Textron Inc.	2	87
TransDigm Group Inc.	-	82
Union Pacific Corp.	5	616
United Parcel Service Inc. - Class B	4	471
United Rentals Inc. (a)	1	83
United Technologies Corp.	5	555
Verisk Analytics Inc. (a)	1	87
Waste Connections Inc.	2	108
Waste Management Inc.	3	218
WW Grainger Inc.	-	75
Xylem Inc.	1	71
Other Securities		4,782
Total Common Stocks (cost $16,113)		16,771
SHORT TERM INVESTMENTS 2.2%
Investment Companies 1.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	251	251
Securities Lending Collateral 0.7%
Securities Lending Cash Collateral Fund LLC, 1.30% (b) (c)	122	122
Total Short Term Investments (cost $373)		373
Total Investments 101.5% (cost $16,486)		17,144
Other Assets and Liabilities, Net (1.5)%		(248)
Total Net Assets 100.0%		$16,896

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital Materials Sector Fund
COMMON STOCKS 99.3%
Materials 99.3%
A. Schulman Inc.	1	$52
AdvanSix Inc. (a)	1	61
AgroFresh Solutions Inc. (a)	1	6
Air Products & Chemicals Inc.	10	1,614
AK Steel Holding Corp. (a)	14	82
Albemarle Corp.	5	639
Alcoa Corp. (a)	8	444
Allegheny Technologies Inc. (a)	6	138
American Vanguard Corp.	1	24
AptarGroup Inc.	3	243
Ashland Global Holdings Inc.	3	199
Avery Dennison Corp.	4	459
Axalta Coating Systems Ltd. (a)	10	317
Balchem Corp.	1	117
Ball Corp.	15	572
Bemis Co. Inc.	4	195
Berry Global Group Inc. (a)	6	342
Boise Cascade Co.	2	66
Cabot Corp.	3	172
Calgon Carbon Corp.	2	51
Carpenter Technology Corp.	2	109
Celanese Corp. - Class A	6	666
Century Aluminum Co. (a)	2	44
CF Industries Holdings Inc.	11	449
Chase Corp.	—	39
Chemours Co.	8	414
Clearwater Paper Corp. (a)	1	38
Cleveland-Cliffs Inc. (a)	13	93
Coeur d'Alene Mines Corp. (a)	9	64
Commercial Metals Co.	5	112
Compass Minerals International Inc. (b)	2	111
Crown Holdings Inc. (a)	6	340
Deltic Timber Corp.	1	48
Domtar Corp.	3	141
DowDuPont Inc.	105	7,493
Eagle Materials Inc.	2	246
Eastman Chemical Co.	7	607
Ecolab Inc.	12	1,577
Ferro Corp. (a)	4	86
FMC Corp.	6	574
Freeport-McMoRan Inc. - Class B (a)	62	1,177
FutureFuel Corp.	1	19
GCP Applied Technologies Inc. (a)	3	104
Graphic Packaging Holding Co.	14	215
Greif Inc. - Class A	1	67
Greif Inc. - Class B	—	14
Hawkins Inc.	—	15
Haynes International Inc.	1	18
HB Fuller Co.	2	124
Hecla Mining Co.	17	68
Huntsman Corp.	9	304
Ingevity Corp. (a)	2	135
Innophos Holdings Inc.	1	39
Innospec Inc.	1	73
International Flavors & Fragrances Inc.	4	545
International Paper Co.	18	1,026
Kaiser Aluminum Corp.	1	81
KapStone Paper and Packaging Corp.	4	88
KMG Chemicals Inc.	1	38
Koppers Holdings Inc. (a)	1	45
Kraton Corp. (a)	1	65
Kronos Worldwide Inc.	1	27
Louisiana-Pacific Corp. (a)	6	170
LyondellBasell Industries NV - Class A	15	1,675
Martin Marietta Materials Inc.	3	628
Materion Corp.	1	42
McEwen Mining Inc. (b)	12	27
Mercer International Inc.	2	29
Minerals Technologies Inc.	2	110
Monsanto Co.	20	2,314
Mosaic Co.	15	383
	Shares/Par[1]	Value
Myers Industries Inc.	1	21
Neenah Paper Inc.	1	66
NewMarket Corp.	—	169
Newmont Mining Corp.	24	904
Nucor Corp.	14	917
Olin Corp.	7	265
Omnova Solutions Inc. (a)	2	20
Owens-Illinois Inc. (a)	7	155
P.H. Glatfelter Co.	2	40
Packaging Corp. of America	4	514
Platform Specialty Products Corp. (a)	10	104
PolyOne Corp.	4	161
PPG Industries Inc.	12	1,352
Praxair Inc.	13	1,996
Quaker Chemical Corp.	1	92
Rayonier Advanced Materials Inc.	2	50
Reliance Steel & Aluminum Co.	3	280
Resolute Forest Products Inc. (a)	3	29
Royal Gold Inc.	3	241
RPM International Inc.	6	313
Ryerson Holding Corp. (a) (b)	1	9
Schnitzer Steel Industries Inc. - Class A	1	38
Schweitzer-Mauduit International Inc.	1	62
Scotts Miracle-Gro Co. - Class A	2	210
Sealed Air Corp.	8	419
Sensient Technologies Corp.	2	145
Sherwin-Williams Co.	4	1,556
Silgan Holdings Inc.	4	103
Sonoco Products Co.	4	237
Steel Dynamics Inc.	11	468
Stepan Co.	1	69
Summit Materials Inc. - Class A (a)	5	155
SunCoke Energy Inc. (a)	3	31
TimkenSteel Corp. (a)	2	26
Tredegar Corp.	1	22
Trinseo SA	2	144
Tronox Ltd. - Class A	4	78
United States Lime & Minerals Inc.	—	7
United States Steel Corp.	8	276
US Concrete Inc. (a)	1	60
Valvoline Inc.	9	228
Venator Materials Plc (a)	2	53
Vulcan Materials Co.	6	767
Warrior Met Coal Inc.	1	37
WestRock Co.	11	725
Worthington Industries Inc.	2	95
WR Grace & Co.	3	215
Total Common Stocks (cost $41,268)		42,633
INVESTMENT COMPANIES 0.6%
Vanguard Materials ETF	2	249
Total Investment Companies (cost $249)		249
SHORT TERM INVESTMENTS 1.0%
Investment Companies 0.7%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	312	312
Securities Lending Collateral 0.3%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	101	101
Total Short Term Investments (cost $413)		413
Total Investments 100.9% (cost $41,930)		43,295
Other Assets and Liabilities, Net (0.9)%		(373)
Total Net Assets 100.0%		$42,922

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital Pacific Rim 30 Fund
COMMON STOCKS 97.4%
Australia 21.6%
Amcor Ltd.	789	$9,505
LendLease Corp. Ltd.	832	10,632
National Australia Bank Ltd.	381	8,802
Qantas Airways Ltd.	3,563	14,032
Stockland	2,627	9,205
Telstra Corp. Ltd.	2,298	6,510
Woodside Petroleum Ltd.	380	9,818
		68,504
Hong Kong 13.8%
CK Hutchison Holdings Ltd.	746	9,368
CLP Holdings Ltd.	920	9,413
Techtronic Industries Co.	2,399	15,702
Yue Yuen Industrial Holdings Ltd.	2,345	9,245
		43,728
Japan 48.7%
ABC-Mart Inc.	152	8,699
Asahi Breweries Ltd.	273	13,541
Bandai Namco Holdings Inc.	316	10,327
Daicel Corp.	760	8,652
Daito Trust Construction Co. Ltd.	57	11,628
Hankyu Hanshin Holdings Inc.	265	10,642
Japan Tobacco Inc.	264	8,492
KDDI Corp.	339	8,448
Lawson Inc.	123	8,175
Nagoya Railroad Co. Ltd.	358	9,015
Nexon Co. Ltd. (a)	593	17,287
Nippon Telegraph & Telephone Corp.	203	9,550
NTT DoCoMo Inc.	375	8,868
Sundrug Co. Ltd.	250	11,626
	Shares/Par[1]	Value
Toray Industries Inc.	1,050	9,907
		154,857
New Zealand 2.9%
Spark New Zealand Ltd.	3,561	9,164
Singapore 10.4%
Ascendas REIT	5,402	10,997
Jardine Cycle & Carriage Ltd.	308	9,368
Oversea-Chinese Banking Corp. Ltd.	1,371	12,711
		33,076
Total Common Stocks (cost $269,447)		309,329
INVESTMENT COMPANIES 2.4%
United States of America 2.4%
Vanguard MSCI Pacific ETF	105	7,661
Total Investment Companies (cost $7,586)		7,661
SHORT TERM INVESTMENTS 0.1%
Investment Companies 0.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	324	324
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (d) (e)	20	20
Total Short Term Investments (cost $344)		344
Total Investments 99.9% (cost $277,377)		317,334
Other Derivative Instruments 0.0%		2
Other Assets and Liabilities, Net 0.1%		472
Total Net Assets 100.0%		$317,808

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) The coupon rate represents the yield to maturity.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Tokyo Price Index	4	March 2018	JPY	73,282	(1)	(5)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
JPY/USD	BCL	03/22/18	JPY	73,080	651	3
					651	3

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital Real Estate Sector Fund *
COMMON STOCKS 98.9%
Real Estate 98.9%
Alexandria Real Estate Equities Inc.	16	$2,137
American Tower Corp.	65	9,220
Apartment Investment & Management Co. - Class A	27	1,196
AvalonBay Communities Inc.	23	4,141
Boston Properties Inc.	25	3,258
Brixmor Property Group Inc.	47	878
Camden Property Trust	18	1,628
CBRE Group Inc. - Class A (a)	54	2,326
Colony NorthStar Inc. - Class A	100	1,144
Crown Castle International Corp.	56	6,227
DCT Industrial Trust Inc.	18	1,036
Digital Realty Trust Inc.	27	3,086
Douglas Emmett Inc.	27	1,094
Duke Realty Corp.	64	1,729
Equinix Inc.	11	4,903
Equity Lifestyle Properties Inc.	17	1,536
Equity Residential Properties Inc.	62	3,953
Essex Property Trust Inc.	11	2,758
Extra Space Storage Inc.	14	1,195
Federal Realty Investment Trust	14	1,831
GGP Inc.	96	2,237
HCP Inc.	71	1,844
Healthcare Trust of America Inc. - Class A	40	1,188
Host Hotels & Resorts Inc.	114	2,259
Invitation Homes Inc.	48	1,123
Iron Mountain Inc.	27	1,019
JBG Smith Properties	15	508
Jones Lang LaSalle Inc.	7	1,042
Kilroy Realty Corp.	15	1,148
Kimco Realty Corp.	64	1,166
Liberty Property Trust	23	988
Macerich Co.	19	1,238
Mid-America Apartment Communities Inc.	18	1,853
National Retail Properties Inc.	23	1,014
Omega Healthcare Investors Inc. (b)	32	874
ProLogis Inc.	87	5,626
Public Storage	21	4,388
Realty Income Corp.	45	2,588
Regency Centers Corp.	27	1,847
SBA Communications Corp. (a)	20	3,272
Simon Property Group Inc.	50	8,556
SL Green Realty Corp.	15	1,560
Sun Communities Inc.	16	1,474
UDR Inc.	47	1,829
Ventas Inc.	59	3,546
Vereit Inc.	149	1,161
Vornado Realty Trust	26	2,061
Welltower Inc.	58	3,671
Weyerhaeuser Co.	98	3,450
WP Carey Inc.	20	1,412
Other Securities		44,194
Total Common Stocks (cost $163,605)		165,412
INVESTMENT COMPANIES 0.5%
Other Securities		819
Total Investment Companies (cost $836)		819
SHORT TERM INVESTMENTS 1.0%
Investment Companies 0.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	77	77
Securities Lending Collateral 1.0%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	1,704	1,704
Total Short Term Investments (cost $1,781)		1,781
Total Investments 100.4% (cost $166,222)		168,012
Other Assets and Liabilities, Net (0.4)%		(714)
Total Net Assets 100.0%		$167,298

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital S&P 500 Index Fund *
COMMON STOCKS 98.8%
Consumer Discretionary 12.1%
Amazon.com Inc. (a)	136	$159,460
Comcast Corp. - Class A	1,591	63,705
Home Depot Inc.	398	75,481
McDonald's Corp.	272	46,806
Walt Disney Co.	515	55,399
Other Securities		550,076
		950,927
Consumer Staples 8.1%
Altria Group Inc.	652	46,552
Coca-Cola Co.	1,309	60,070
PepsiCo Inc.	485	58,192
Philip Morris International Inc.	528	55,744
Procter & Gamble Co.	869	79,825
Wal-Mart Stores Inc.	497	49,121
Other Securities		289,219
		638,723
Energy 6.0%
Baker Hughes a GE Co. - Class A	144	4,550
Chevron Corp.	648	81,066
Exxon Mobil Corp.	1,445	120,830
Other Securities		265,760
		472,206
Financials 14.7%
Bank of America Corp.	3,309	97,667
Bank of New York Mellon Corp. (b)	351	18,911
Berkshire Hathaway Inc. - Class B (a)	656	130,051
Citigroup Inc.	902	67,152
JPMorgan Chase & Co.	1,184	126,567
Synchrony Financial	251	9,698
Wells Fargo & Co.	1,511	91,692
Other Securities		611,887
		1,153,625
Health Care 13.6%
Abbott Laboratories	589	33,643
AbbVie Inc.	543	52,558
Amgen Inc.	248	43,112
Bristol-Myers Squibb Co.	560	34,301
Johnson & Johnson	916	127,973
Medtronic Plc	460	37,168
Merck & Co. Inc.	930	52,352
Pfizer Inc.	2,027	73,429
UnitedHealth Group Inc.	330	72,832
Other Securities		542,817
		1,070,185
Industrials 10.1%
3M Co.	203	47,781
Boeing Co.	191	56,284
General Electric Co.	2,957	51,592
Honeywell International Inc.	259	39,717
Union Pacific Corp.	269	36,010
Other Securities		566,864
		798,248
Information Technology 23.5%
Alphabet Inc. - Class A (a)	102	107,038
Alphabet Inc. - Class C (a)	103	107,690
Apple Inc.	1,751	296,283

	Shares/Par[1]	Value
Broadcom Ltd.	138	35,457
Cisco Systems Inc.	1,686	64,574
Facebook Inc. - Class A (a)	813	143,460
Intel Corp.	1,602	73,946
International Business Machines Corp.	294	45,141
MasterCard Inc. - Class A	317	48,019
Microsoft Corp.	2,630	224,981
Nvidia Corp.	207	39,972
Oracle Corp.	1,039	49,104
Texas Instruments Inc.	338	35,352
Visa Inc. - Class A	618	70,515
Other Securities		507,328
		1,848,860
Materials 3.0%
DowDuPont Inc.	798	56,812
Other Securities		175,749
		232,561
Real Estate 2.8%
Other Securities		224,220
Telecommunication Services 2.0%
AT&T Inc. (c)	2,089	81,202
Verizon Communications Inc.	1,391	73,615
Other Securities		5,400
		160,217
Utilities 2.9%
Other Securities		226,951
Total Common Stocks (cost $5,425,547)		7,776,723
SHORT TERM INVESTMENTS 6.1%
Investment Companies 2.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (d)	179,483	179,483
Securities Lending Collateral 3.8%
Repurchase Agreement with CIT, 1.94% (Collateralized by various publicly traded domestic equities with a value of $181,500) acquired on 11/29/17, due 04/02/18 at $166,103 (e)	165,000	165,000
Repurchase Agreement with MLP, 1.94% (Collateralized by various publicly traded domestic equities with a value of $126,500) acquired on 12/20/17, due 03/20/18 at $115,558 (e)	115,000	115,000
Securities Lending Cash Collateral Fund LLC, 1.30% (b) (d)	18,380	18,380
		298,380
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (f) (g)	3,335	3,327
Total Short Term Investments (cost $481,190)		481,190
Total Investments 104.9% (cost $5,906,737)		8,257,913
Other Derivative Instruments (0.0)%		(300)
Other Assets and Liabilities, Net (4.9)%		(386,202)
Total Net Assets 100.0%		$7,871,411

(a) Non-income producing security.

(b) Investment in affiliate.

(c) All or portion of the security was on loan.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(e) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(f) All or a portion of the security is pledged or segregated as collateral.

(g) The coupon rate represents the yield to maturity.

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Bank of New York Mellon Corp.	16,550	1,934	1,801	295	707	1,521	18,911	0.2
	16,550	1,934	1,801	295	707	1,521	18,911	0.2

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	624	March 2018	83,123	(300)	369

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL S&P 500 Index Fund *
COMMON STOCKS 98.2%
Consumer Discretionary 11.9%
Amazon.com Inc. (a)	-	$123
Comcast Corp. - Class A	1	49
Home Depot Inc.	1	58
McDonald's Corp.	-	36
Walt Disney Co.	1	43
Other Securities		420
		729
Consumer Staples 8.0%
Altria Group Inc.	1	36
Coca-Cola Co.	1	46
PepsiCo Inc.	1	45
Philip Morris International Inc.	1	43
Procter & Gamble Co.	1	62
Wal-Mart Stores Inc.	1	38
Other Securities		218
		488
Energy 6.0%
Baker Hughes a GE Co. - Class A	-	4
Chevron Corp.	1	63
Exxon Mobil Corp.	1	93
Other Securities		205
		365
Financials 14.5%
Bank of America Corp.	3	75
Bank of New York Mellon Corp. (b)	1	14
Berkshire Hathaway Inc. - Class B (a)	1	100
BlackRock Inc.	-	16
Citigroup Inc.	1	52
JPMorgan Chase & Co.	1	98
Synchrony Financial	-	8
Wells Fargo & Co.	1	71
Other Securities		452
		886
Health Care 13.5%
Abbott Laboratories	1	26
AbbVie Inc.	1	41
Amgen Inc.	-	33
Bristol-Myers Squibb Co.	1	26
Johnson & Johnson	1	99
Medtronic Plc	1	28
Merck & Co. Inc.	1	41
Pfizer Inc.	2	57
UnitedHealth Group Inc.	1	56
Other Securities		419
		826
Industrials 10.1%
3M Co.	-	37
Boeing Co.	-	44
General Electric Co.	3	40

	Shares/Par[1]	Value
Honeywell International Inc.	-	31
Union Pacific Corp.	-	28
Other Securities		437
		617
Information Technology 23.4%
Alphabet Inc. - Class A (a)	-	83
Alphabet Inc. - Class C (a)	-	83
Apple Inc.	2	229
Broadcom Ltd.	-	27
Cisco Systems Inc.	2	50
Facebook Inc. - Class A (a)	1	111
Intel Corp.	1	57
International Business Machines Corp.	-	35
MasterCard Inc. - Class A	-	37
Microsoft Corp.	2	174
Nvidia Corp.	-	31
Oracle Corp.	1	38
Texas Instruments Inc.	1	27
Visa Inc. - Class A	1	55
Other Securities		392
		1,429
Materials 3.0%
DowDuPont Inc.	1	44
Other Securities		136
		180
Real Estate 2.9%
Other Securities		175
Telecommunication Services 2.0%
AT&T Inc.	2	63
Verizon Communications Inc.	1	57
Other Securities		4
		124
Utilities 2.9%
Other Securities		175
Total Common Stocks (cost $5,647)		5,994
INVESTMENT COMPANIES 1.6%
iShares Core S&P 500 ETF	1	96
Total Investment Companies (cost $96)		96
SHORT TERM INVESTMENTS 1.2%
Investment Companies 1.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	63	63
Securities Lending Collateral 0.2%
Securities Lending Cash Collateral Fund LLC, 1.30% (b) (c)	11	11
Total Short Term Investments (cost $74)		74
Total Investments 101.0% (cost $5,817)		6,164
Other Assets and Liabilities, Net (1.0)%		(64)
Total Net Assets 100.0%		$6,100

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Bank of New York Mellon Corp.	—	14	—	—	—	—	14	0.2
	—	14	—	—	—	—	14	0.2

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital S&P 400 MidCap Index Fund *
COMMON STOCKS 99.5%
Consumer Discretionary 12.1%
Domino's Pizza Inc.	77	$14,522
NVR Inc. (a)	6	21,425
Thor Industries Inc.	86	12,929
Other Securities		332,378
		381,254
Consumer Staples 3.8%
Ingredion Inc.	126	17,558
Lamb Weston Holdings Inc.	256	14,457
Other Securities		87,009
		119,024
Energy 4.2%
HollyFrontier Corp.	311	15,926
Other Securities		117,727
		133,653
Financials 17.2%
Alleghany Corp. (a)	27	16,124
American Financial Group Inc.	122	13,249
East West Bancorp Inc.	253	15,400
FactSet Research Systems Inc.	69	13,330
MarketAxess Holdings Inc.	66	13,288
MSCI Inc.	159	20,074
Reinsurance Group of America Inc.	113	17,593
SEI Investments Co.	231	16,598
Signature Bank (a)	94	12,958
SVB Financial Group (a)	92	21,622
Other Securities		382,769
		543,005
Health Care 7.5%
Abiomed Inc. (a)	73	13,770
Steris Plc	149	13,019
Teleflex Inc.	79	19,672
WellCare Health Plans Inc. (a)	78	15,679
Other Securities		174,044
		236,184
Industrials 15.8%
Copart Inc. (a)	353	15,253
Graco Inc.	295	13,332
Hubbell Inc.	96	12,964
Huntington Ingalls Industries Inc.	80	18,829
IDEX Corp.	134	17,645
Lennox International Inc.	66	13,769
Manpower Inc.	118	14,824
Nordson Corp.	90	13,176
Old Dominion Freight Line Inc.	121	15,966
Orbital ATK Inc.	101	13,302
Other Securities		348,012
		497,072
Information Technology 17.3%
Broadridge Financial Solutions Inc.	206	18,661
	Shares/Par[1]	Value
CDK Global Inc.	231	16,464
Cognex Corp.	304	18,571
IPG Photonics Corp. (a)	66	14,104
Jack Henry & Associates Inc.	136	15,914
Keysight Technologies Inc. (a)	325	13,536
Leidos Holdings Inc.	251	16,235
Take-Two Interactive Software Inc. (a)	200	22,011
Teradyne Inc.	345	14,439
Trimble Inc. (a)	443	18,007
Other Securities		378,086
		546,028
Materials 7.1%
Ashland Global Holdings Inc.	109	7,770
Chemours Co.	324	16,240
Steel Dynamics Inc.	417	17,970
Valvoline Inc.	359	8,985
Other Securities		173,407
		224,372
Real Estate 9.1%
Camden Property Trust	163	14,987
Kilroy Realty Corp.	172	12,858
Other Securities		257,334
		285,179
Telecommunication Services 0.1%
Other Securities		4,577
Utilities 5.3%
Atmos Energy Corp.	194	16,706
UGI Corp.	303	14,242
Westar Energy Inc.	249	13,143
Other Securities		121,385
		165,476
Total Common Stocks (cost $2,480,942)		3,135,824
SHORT TERM INVESTMENTS 2.9%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	16,716	16,716
Securities Lending Collateral 2.3%
Securities Lending Cash Collateral Fund LLC, 1.30% (b) (c)	72,199	72,199
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (d) (e)	790	788
Total Short Term Investments (cost $89,703)		89,703
Total Investments 102.4% (cost $2,570,645)		3,225,527
Other Derivative Instruments (0.0)%		(123)
Other Assets and Liabilities, Net (2.4)%		(75,117)
Total Net Assets 100.0%		$3,150,287

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) The coupon rate represents the yield to maturity.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P MidCap 400 E-Mini Index	84	March 2018	15,939	(123)	41

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital S&P 1500 Growth Index Fund *
COMMON STOCKS 98.5%
Consumer Discretionary 15.1%
Amazon.com Inc. (a)	1	$606
Charter Communications Inc. - Class A (a)	-	85
Comcast Corp. - Class A	3	121
Home Depot Inc.	2	287
McDonald's Corp.	1	178
Netflix Inc. (a)	1	108
Nike Inc. - Class B	1	72
Priceline Group Inc. (a)	-	109
Walt Disney Co.	1	99
Other Securities		922
		2,587
Consumer Staples 5.0%
Altria Group Inc.	2	99
Coca-Cola Co.	2	103
PepsiCo Inc.	1	109
Philip Morris International Inc.	1	107
Procter & Gamble Co.	1	113
Other Securities		323
		854
Energy 0.3%
Other Securities		51
Financials 6.5%
Bank of America Corp.	6	178
BlackRock Inc.	-	49
Charles Schwab Corp.	2	80
Other Securities		797
		1,104
Health Care 16.7%
Abbott Laboratories	2	129
AbbVie Inc.	2	200
Amgen Inc.	1	97
Becton Dickinson & Co.	1	74
Bristol-Myers Squibb Co.	2	82
Celgene Corp. (a)	1	107
Gilead Sciences Inc.	1	79
Johnson & Johnson	2	263
Merck & Co. Inc.	2	74
Pfizer Inc.	4	129
Thermo Fisher Scientific Inc.	1	71
UnitedHealth Group Inc.	1	277
Other Securities		1,263
		2,845
Industrials 11.1%
3M Co.	1	182
Boeing Co.	1	214
Honeywell International Inc.	1	90
Other Securities		1,414
		1,900
Information Technology 37.8%
Accenture Plc - Class A	1	78
Adobe Systems Inc. (a)	1	112
Alphabet Inc. - Class A (a)	1	407
Alphabet Inc. - Class C (a)	1	409
Apple Inc.	7	1,126
Applied Materials Inc.	2	71
Broadcom Ltd.	1	136
Cisco Systems Inc.	3	113
Facebook Inc. - Class A (a)	3	546
Intel Corp.	4	160
MasterCard Inc. - Class A	1	183
Microsoft Corp.	10	855
Nvidia Corp.	1	152
Oracle Corp.	2	96
PayPal Holdings Inc. (a)	2	108
Salesforce.com Inc. (a)	1	91
Texas Instruments Inc.	2	134
Visa Inc. - Class A	3	268
	Shares/Par[1]	Value
Other Securities		1,417
		6,462
Materials 1.9%
Other Securities		328
Real Estate 3.2%
American Tower Corp.	1	80
Other Securities		462
		542
Telecommunication Services 0.0%
Other Securities		6
Utilities 0.9%
Other Securities		146
Total Common Stocks (cost $16,453)		16,825
INVESTMENT COMPANIES 0.2%
iShares S&P 400 Growth Index Fund (b)	-	2
iShares S&P 500 Growth Index Fund	-	34
iShares S&P Small-Cap 600 Growth ETF	-	1
Total Investment Companies (cost $37)		37
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	29	29
Securities Lending Collateral 0.1%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	19	19
Total Short Term Investments (cost $48)		48
Total Investments 99.0% (cost $16,538)		16,910
Other Assets and Liabilities, Net 1.0%		174
Total Net Assets 100.0%		$17,084

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital S&P 1500 Value Index Fund *
COMMON STOCKS 99.0%
Consumer Discretionary 8.9%
Comcast Corp. - Class A	2	$67
Time Warner Inc.	1	51
Walt Disney Co.	1	62
Other Securities		615
		795
Consumer Staples 10.4%
Altria Group Inc.	1	43
Coca-Cola Co.	2	69
Costco Wholesale Corp.	1	58
CVS Health Corp.	1	53
Mondelez International Inc. - Class A	1	46
PepsiCo Inc.	1	62
Philip Morris International Inc.	1	59
Procter & Gamble Co.	1	106
Walgreens Boots Alliance Inc.	1	45
Wal-Mart Stores Inc.	1	104
Other Securities		286
		931
Energy 11.6%
Baker Hughes a GE Co. - Class A	1	10
Chevron Corp.	2	170
ConocoPhillips Co.	1	47
Exxon Mobil Corp.	3	254
Occidental Petroleum Corp.	1	41
Schlumberger Ltd.	1	67
Other Securities		450
		1,039
Financials 23.7%
American International Group Inc.	1	38
Bank of America Corp.	4	107
Bank of New York Mellon Corp. (a)	1	40
Berkshire Hathaway Inc. - Class B (b)	2	273
BlackRock Inc.	-	19
Brighthouse Financial Inc. (b)	-	4
Chubb Ltd.	1	49
Citigroup Inc.	2	141
Goldman Sachs Group Inc.	-	64
JPMorgan Chase & Co.	3	266
MetLife Inc.	1	38
Morgan Stanley	1	52
PNC Financial Services Group Inc.	1	49
Synchrony Financial	1	20
U.S. Bancorp	1	61
Wells Fargo & Co.	3	193
Other Securities		704
		2,118
Health Care 9.4%
Allergan Plc	-	39
Danaher Corp.	1	41
Johnson & Johnson	1	124
Medtronic Plc	1	45
Merck & Co. Inc.	1	70
	Shares/Par[1]	Value
Pfizer Inc.	3	84
Other Securities		442
		845
Industrials 10.4%
General Electric Co.	6	108
United Technologies Corp.	1	68
Other Securities		757
		933
Information Technology 6.9%
Cisco Systems Inc.	2	73
Hewlett Packard Enterprise Co.	1	17
HP Inc.	1	25
Intel Corp.	2	67
International Business Machines Corp.	1	95
Oracle Corp.	1	51
QUALCOMM Inc.	1	44
Other Securities		246
		618
Materials 4.8%
DowDuPont Inc.	2	119
Other Securities		313
		432
Real Estate 3.6%
Other Securities		320
Telecommunication Services 3.8%
AT&T Inc.	5	171
Verizon Communications Inc.	3	155
Other Securities		17
		343
Utilities 5.5%
Duke Energy Corp.	1	42
Other Securities		448
		490
Total Common Stocks (cost $8,670)		8,864
INVESTMENT COMPANIES 0.6%
iShares S&P 500 Value Index Fund	1	45
iShares S&P Mid-Cap 400 Value ETF	-	4
iShares S&P Small-Cap 600 Value ETF	-	2
Total Investment Companies (cost $51)		51
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (a) (c)	20	20
Securities Lending Collateral 0.3%
Securities Lending Cash Collateral Fund LLC, 1.30% (a) (c)	25	25
Total Short Term Investments (cost $45)		45
Total Investments 100.1% (cost $8,766)		8,960
Other Assets and Liabilities, Net (0.1)%		(12)
Total Net Assets 100.0%		$8,948

(a) Investment in affiliate.

(b) Non-income producing security.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Bank of New York Mellon Corp.	—	56	18	—	1	1	40	0.4
	—	56	18	—	1	1	40	0.4

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital Small Cap Index Fund *
COMMON STOCKS 99.2%
Consumer Discretionary 15.6%
Boyd Gaming Corp.	245	$8,603
Five Below Inc. (a)	166	10,980
LCI Industries (b)	74	9,594
Lithia Motors Inc. - Class A	71	8,071
Marriott Vacations Worldwide Corp.	71	9,638
Scientific Games Corp. - Class A (a)	157	8,066
TopBuild Corp. (a)	106	8,025
Wolverine World Wide Inc.	286	9,113
Other Securities		296,297
		368,387
Consumer Staples 2.8%
Darling Ingredients Inc. (a)	487	8,832
Other Securities		58,014
		66,846
Energy 3.4%
PDC Energy Inc. (a)	198	10,183
Other Securities		68,920
		79,103
Financials 15.4%
American Equity Investment Life Holding Co.	266	8,181
Columbia Banking System Inc.	216	9,398
Community Bank System Inc.	153	8,213
Evercore Inc. - Class A	116	10,416
First Financial Bankshares Inc. (b)	196	8,824
FirstCash Inc.	141	9,534
Glacier Bancorp Inc.	231	9,094
Green Dot Corp. - Class A (a)	137	8,230
ProAssurance Corp.	158	9,041
Selective Insurance Group Inc.	175	10,274
Other Securities		272,334
		363,539
Health Care 13.3%
Cantel Medical Corp.	106	10,939
Chemed Corp.	48	11,654
Haemonetics Corp. (a)	158	9,164
ICU Medical Inc. (a)	45	9,738
Integra LifeSciences Holdings Corp. (a)	190	9,078
Ligand Pharmaceuticals Inc. (a)	63	8,628
Nektar Therapeutics (a)	471	28,116
Neogen Corp. (a)	113	9,301
Other Securities		215,927
		312,545
Industrials 19.2%
Applied Industrial Technologies Inc.	116	7,921
Barnes Group Inc.	148	9,395
Healthcare Services Group Inc.	219	11,562
Hillenbrand Inc.	186	8,333
John Bean Technologies Corp.	95	10,508
Moog Inc. - Class A (a)	98	8,480
On Assignment Inc. (a)	147	9,449
	Shares/Par[1]	Value
SkyWest Inc.	153	8,138
Tetra Tech Inc.	167	8,054
Trex Co. Inc. (a)	87	9,443
Other Securities		360,589
		451,872
Information Technology 13.8%
Advanced Energy Industries Inc. (a)	120	8,082
CACI International Inc. - Class A (a)	73	9,706
Lumentum Holdings Inc. (a) (b)	184	9,012
Rogers Corp. (a)	54	8,824
Stamps.com Inc. (a)	48	9,113
Other Securities		279,797
		324,534
Materials 5.3%
HB Fuller Co.	151	8,123
Ingevity Corp. (a)	125	8,787
Other Securities		108,909
		125,819
Real Estate 6.5%
EastGroup Properties Inc.	103	9,094
Other Securities		144,234
		153,328
Telecommunication Services 1.2%
Other Securities		27,367
Utilities 2.7%
Allete Inc.	152	11,333
Avista Corp.	193	9,944
Spire Inc.	145	10,871
Other Securities		32,119
		64,267
Total Common Stocks (cost $1,863,508)		2,337,607
SHORT TERM INVESTMENTS 5.0%
Investment Companies 0.4%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	7,775	7,775
Securities Lending Collateral 4.6%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	108,059	108,059
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (e) (f)	550	549
Total Short Term Investments (cost $116,383)		116,383
Total Investments 104.2% (cost $1,979,891)		2,453,990
Other Derivative Instruments (0.0)%		(90)
Other Assets and Liabilities, Net (4.2)%		(98,388)
Total Net Assets 100.0%		$2,355,512

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
E-mini Russell 2000 Index	272	March 2018	20,873	(90)	24

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital International Index Fund *
COMMON STOCKS 97.2%
Australia 6.7%
Australia & New Zealand Banking Group Ltd.	400	$8,970
BHP Billiton Ltd.	437	10,074
Commonwealth Bank of Australia (a)	236	14,790
National Australia Bank Ltd.	364	8,412
Westpac Banking Corp. (a)	462	11,294
Other Securities		87,382
		140,922
Austria 0.3%
Other Securities		5,350
Belgium 1.1%
Anheuser-Busch InBev NV	104	11,617
Other Securities		11,066
		22,683
Denmark 1.8%
Novo Nordisk A/S - Class B	254	13,724
Other Securities		23,634
		37,358
Finland 0.9%
Other Securities		19,234
France 9.8%
BNP Paribas SA	153	11,440
LVMH Moet Hennessy Louis Vuitton SE	38	11,217
Sanofi SA	155	13,339
Total SA	326	18,016
Other Securities		151,212
		205,224
Germany 9.0%
Allianz SE	61	14,152
BASF SE	125	13,830
Bayer AG	113	14,106
Covestro AG	16	1,701
Daimler AG	131	11,190
Deutsche Telekom AG	453	8,078
SAP SE	134	15,084
Siemens AG	104	14,574
Other Securities		96,706
		189,421
Hong Kong 3.3%
AIA Group Ltd.	1,646	14,081
Hang Seng Bank Ltd.	106	2,637
Other Securities		53,439
		70,157
Ireland 0.5%
Other Securities		10,728
Israel 0.5%
Other Securities		9,771
Italy 2.1%
Other Securities		44,484
Japan 23.5%
Chugai Pharmaceutical Co. Ltd.	31	1,583
Hino Motors Ltd.	33	431
Honda Motor Co. Ltd.	234	8,027
Mitsubishi UFJ Financial Group Inc.	1,641	12,025
Nippon Telegraph & Telephone Corp.	94	4,421
NTT Data Corp.	87	1,032
NTT DoCoMo Inc.	185	4,380
SoftBank Group Corp.	112	8,900
Sony Corp.	172	7,743
Sony Financial Holdings Inc.	26	456
Sumitomo Mitsui Financial Group Inc.	183	7,899
Toyota Motor Corp.	356	22,783
Other Securities		414,797
		494,477
Jersey 0.1%
Other Securities		1,257
	Shares/Par[1]	Value
Luxembourg 0.3%
Other Securities		5,426
Macau 0.1%
Other Securities		2,460
Malta 0.0%
Other Securities		8
Netherlands 5.6%
ASML Holding NV	53	9,164
ING Groep NV	529	9,738
NN Group NV	44	1,918
Royal Dutch Shell Plc - Class A	624	20,967
Royal Dutch Shell Plc - Class B	511	17,360
Unilever NV - CVA	222	12,506
Other Securities		45,628
		117,281
New Zealand 0.2%
Other Securities		3,550
Norway 0.6%
Other Securities		13,584
Portugal 0.1%
Other Securities		3,054
Singapore 1.3%
Other Securities		27,346
Spain 3.1%
Banco Santander SA	2,203	14,507
Other Securities		50,998
		65,505
Sweden 2.6%
Other Securities		54,879
Switzerland 8.3%
Glencore Plc	1,666	8,775
Nestle SA	425	36,537
Novartis AG	303	25,623
Roche Holding AG	96	24,258
UBS Group AG	498	9,179
Other Securities		69,462
		173,834
United Kingdom 15.3%
AstraZeneca Plc	172	11,949
BP Plc	2,684	18,984
British American Tobacco Plc	314	21,284
Diageo Plc	343	12,638
GlaxoSmithKline Plc	670	11,966
HSBC Holdings Plc	2,736	28,378
Lloyds Banking Group Plc	9,774	9,010
Prudential Plc (b)	352	9,077
Reckitt Benckiser Group Plc	91	8,507
Rio Tinto Plc	168	8,957
Unilever Plc	172	9,617
Vodafone Group Plc	3,628	11,547
Other Securities		159,833
		321,747
United States of America 0.1%
Other Securities		3,187
Total Common Stocks (cost $1,672,222)		2,042,927
PREFERRED STOCKS 0.6%
Germany 0.5%
Other Securities		11,568
Switzerland 0.1%
Other Securities		2,151
Total Preferred Stocks (cost $10,896)		13,719
RIGHTS 0.0%
Spain 0.0%
Other Securities		76
Total Rights (cost $76)		76

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
SHORT TERM INVESTMENTS 2.6%
Investment Companies 1.7%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	36,310	36,310
Securities Lending Collateral 0.8%
Securities Lending Cash Collateral Fund LLC, 1.30% (b) (c)	15,355	15,355
	Shares/Par[1]	Value
Treasury Securities 0.1%
U.S. Treasury Bill
1.30%, 03/08/18 (d) (e)	2,180	2,175
Total Short Term Investments (cost $53,840)		53,840
Total Investments 100.4% (cost $1,737,034)		2,110,562
Other Derivative Instruments 0.0%		463
Other Assets and Liabilities, Net (0.4)%		(9,204)
Total Net Assets 100.0%		$2,101,821

(a) All or portion of the security was on loan.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) The coupon rate represents the yield to maturity.

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Prudential Plc	9,377	675	3,258	252	1,975	308	9,077	0.4
	9,377	675	3,258	252	1,975	308	9,077	0.4

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
ASX SPI 200 Index	36	March 2018	AUD	5,417	(18)	1
Euro STOXX 50	411	March 2018	EUR	14,674	(73)	(379)
FTSE 100 Index	95	March 2018	GBP	7,044	92	284
Tokyo Price Index	70	March 2018	JPY	1,251,447	(19)	179
					(18)	85

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	BCL	03/22/18	AUD	149	116	2
AUD/USD	GSC	03/22/18	AUD	301	235	1
AUD/USD	SCB	03/22/18	AUD	747	584	11
AUD/USD	UBS	03/22/18	AUD	4,178	3,263	88
EUR/USD	BMO	03/22/18	EUR	283	342	3
EUR/USD	CIT	03/22/18	EUR	355	428	6
EUR/USD	RBC	03/22/18	EUR	1,678	2,025	26
EUR/USD	SCB	03/22/18	EUR	573	690	11
EUR/USD	SGA	03/22/18	EUR	11,441	13,806	263
EUR/USD	UBS	03/22/18	EUR	496	598	5
GBP/USD	BCL	03/22/18	GBP	1,214	1,645	17
GBP/USD	BMO	03/22/18	GBP	149	202	2
GBP/USD	CIT	03/22/18	GBP	1,822	2,469	23
GBP/USD	SCB	03/22/18	GBP	967	1,310	7
GBP/USD	SGA	03/22/18	GBP	2,812	3,810	35
JPY/USD	BCL	03/22/18	JPY	54,810	489	2
JPY/USD	BMO	03/22/18	JPY	18,165	162	—
JPY/USD	CSI	03/22/18	JPY	419,656	3,741	7
JPY/USD	GSC	03/22/18	JPY	144,680	1,290	(2)
JPY/USD	GSC	03/22/18	JPY	83,078	741	2
JPY/USD	RBC	03/22/18	JPY	466,285	4,156	9
JPY/USD	SCB	03/22/18	JPY	18,035	161	(1)
JPY/USD	SCB	03/22/18	JPY	17,905	160	—
USD/AUD	BMO	03/22/18	AUD	(302)	(236)	(4)
USD/AUD	GSC	03/22/18	AUD	(151)	(118)	(2)
USD/EUR	CIT	03/22/18	EUR	(354)	(427)	(4)
USD/EUR	RBC	03/22/18	EUR	(929)	(1,121)	(14)
USD/GBP	BCL	03/22/18	GBP	(149)	(202)	(2)
USD/GBP	RBC	03/22/18	GBP	(524)	(710)	(5)
USD/JPY	BMO	03/22/18	JPY	(108,830)	(970)	(5)
					38,639	481

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital MSCI KLD 400 Social Index Fund *
COMMON STOCKS 99.7%
Consumer Discretionary 11.7%
Lowe's Cos. Inc.	1	$111
McDonald's Corp.	1	198
Netflix Inc. (a)	1	118
Nike Inc. - Class B	2	117
Priceline Group Inc. (a)	-	122
Starbucks Corp.	2	118
Time Warner Inc.	1	102
Walt Disney Co.	2	236
Other Securities		733
		1,855
Consumer Staples 7.9%
Coca-Cola Co.	6	264
Colgate-Palmolive Co.	1	89
Mondelez International Inc. - Class A	2	91
Procter & Gamble Co.	4	333
Other Securities		472
		1,249
Energy 4.5%
ConocoPhillips Co.	2	94
Occidental Petroleum Corp.	1	79
Schlumberger Ltd.	2	133
Other Securities		401
		707
Financials 10.4%
American Express Co.	1	106
Bank of New York Mellon Corp. (b)	2	78
BlackRock Inc.	-	88
Charles Schwab Corp.	2	87
Chubb Ltd.	1	96
PNC Financial Services Group Inc.	1	97
Other Securities		1,092
		1,644
Health Care 12.2%
AbbVie Inc.	2	219
Amgen Inc.	1	181
Biogen Inc. (a)	-	95
Bristol-Myers Squibb Co.	2	143
Celgene Corp. (a)	1	116
Gilead Sciences Inc.	2	133
Merck & Co. Inc.	4	218
Other Securities		817
		1,922
Industrials 11.2%
3M Co.	1	200
Caterpillar Inc.	1	133
Union Pacific Corp.	1	153
United Parcel Service Inc. - Class B	1	117
Other Securities		1,162
		1,765
	Shares/Par[1]	Value
Information Technology 31.4%
Accenture Plc - Class A	1	135
Adobe Systems Inc. (a)	1	123
Alphabet Inc. - Class A (a)	1	447
Alphabet Inc. - Class C (a)	1	466
Applied Materials Inc.	2	77
Cisco Systems Inc.	7	272
Facebook Inc. - Class A (a)	3	594
Hewlett Packard Enterprise Co.	2	33
HP Inc.	3	51
Intel Corp.	7	308
International Business Machines Corp.	1	193
Microsoft Corp.	11	888
Nvidia Corp.	1	165
Oracle Corp.	5	209
Salesforce.com Inc. (a)	1	98
Texas Instruments Inc.	2	147
Other Securities		765
		4,971
Materials 2.7%
Other Securities		432
Real Estate 4.0%
American Tower Corp.	1	86
Simon Property Group Inc.	1	75
Other Securities		474
		635
Telecommunication Services 2.1%
Verizon Communications Inc.	6	307
Other Securities		29
		336
Utilities 1.6%
Other Securities		255
Total Common Stocks (cost $14,931)		15,771
INVESTMENT COMPANIES 0.2%
iShares MSCI KLD 400 Social ETF	-	36
Total Investment Companies (cost $36)		36
SHORT TERM INVESTMENTS 1.8%
Investment Companies 1.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	239	239
Securities Lending Collateral 0.3%
Securities Lending Cash Collateral Fund LLC, 1.30% (b) (c)	38	38
Total Short Term Investments (cost $277)		277
Total Investments 101.7% (cost $15,244)		16,084
Other Assets and Liabilities, Net (1.7)%		(271)
Total Net Assets 100.0%		$15,813

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Bank of New York Mellon Corp.	—	101	28	1	3	2	78	0.5
	—	101	28	1	3	2	78	0.5

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital Bond Index Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 1.9%
Ally Auto Receivables Trust
Series 2015-A4-2, 1.84%, 01/15/19	1,000	$999
Capital One Multi-Asset Execution Trust
Series 2016-A4-A4, 1.33%, 08/15/19	1,200	1,185
CFCRE Commercial Mortgage Trust
Series 2017-A4-C8, REMIC, 3.57%, 05/15/27	1,250	1,276
Chase Issuance Trust
Series 2015-A4-A4, 1.84%, 04/15/20	500	496
Citibank Credit Card Issuance Trust
Series 2014-A1-A1, 2.88%, 01/21/21	300	305
COMM Mortgage Trust
Series 2014-A2-LC15, REMIC, 2.84%, 03/10/19	400	403
Series 2015-A2-DC1, REMIC, 2.87%, 01/10/20	490	493
Series 2013-A4-CR11, REMIC, 4.26%, 09/10/23	650	696
Series 2014-A4-UBS3, REMIC, 3.82%, 05/10/24	500	522
Commercial Mortgage Pass-Through Certificates
Series 2014-A2-CR14, REMIC, 3.15%, 01/10/19	145	146
Commercial Mortgage Trust
Series 2014-A3-UBS3, REMIC, 3.55%, 04/10/24	500	518
Series 2014-AM-UBS4, REMIC, 3.97%, 07/10/24	400	414
Series 2015-A4-DC1, REMIC, 3.08%, 12/10/24	500	504
Series 2015-A4-LC19, REMIC, 3.18%, 01/10/25	1,000	1,011
Discover Card Execution Note Trust
Series 2017-A2-A2, 2.39%, 01/18/22	1,000	1,000
Ford Credit Auto Owner Trust
Series 2016-A4-A, 1.60%, 06/15/21	1,000	992
GS Mortgage Securities Trust
Series 2012-A3-GC6, REMIC, 3.48%, 11/10/21	747	769
Honda Auto Receivables Owner Trust
Series 2016-A3-4, 1.21%, 12/18/19	1,255	1,242
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-A5-C10, REMIC, 3.14%, 02/15/23	1,000	1,019
SG Commercial Mortgage Securities Trust
Series 2016-A4-C5, REMIC, 3.06%, 06/10/26	1,000	984
Other Securities		7,617
Total Non-U.S. Government Agency Asset-Backed Securities (cost $22,650)		22,591
CORPORATE BONDS AND NOTES 26.0%
Consumer Discretionary 2.2%
21st Century Fox America Inc.
3.00% - 4.50%, 02/15/21 - 09/15/22	750	778
6.20%, 12/15/34	50	65
6.15%, 02/15/41	550	724
Amazon.com Inc.
2.60%, 12/05/19	300	303
2.50%, 11/29/22	200	200
3.15%, 08/22/27 (a)	1,140	1,144
3.88% - 4.25%, 08/22/37 - 08/22/57 (a)	490	529
Home Depot Inc.
2.00%, 06/15/19	300	300
2.00% - 3.00%, 04/01/21 - 04/01/26	810	808
5.88%, 12/16/36	600	815
3.50%, 09/15/56	200	192
Other Securities		20,442
		26,300
Consumer Staples 1.5%
Anheuser-Busch InBev Worldwide Inc.
2.50% - 4.38%, 02/15/21 - 07/15/22	500	508
Pepsi Bottling Group Inc.
7.00%, 03/01/29	575	775
PepsiCo Inc.
3.10%, 07/17/22	500	511
4.45%, 04/14/46	180	205
3.45%, 10/06/46	90	87
Other Securities		15,945
		18,031
Energy 2.7%
Baker Hughes a GE Co. LLC
2.77% - 3.34%, 12/15/22 - 12/15/27 (a)	900	898
	Shares/Par[1]	Value
Devon Energy Corp.
4.00%, 07/15/21	750	781
5.85%, 12/15/25	57	67
National Oilwell Varco Inc.
2.60%, 12/01/22	750	733
Noble Energy Inc.
3.90%, 11/15/24	750	773
Pemex Project Funding Master Trust
6.63%, 06/15/35	150	160
Petroleos Mexicanos
6.00%, 03/05/20 (b)	500	531
5.50%, 01/21/21	700	744
6.50% - 6.88%, 08/04/26 - 03/13/27	450	505
6.50%, 03/13/27 (a)	180	197
5.50% - 6.75%, 06/27/44 - 09/21/47	1,120	1,065
Total Capital Canada Ltd.
2.75%, 07/15/23	300	301
Total Capital International SA
2.10%, 06/19/19	750	750
Other Securities		25,018
		32,523
Financials 8.4%
AerCap Ireland Capital Ltd.
3.95%, 02/01/22	750	774
Anheuser-Busch InBev Finance Inc.
1.90%, 02/01/19	565	564
2.65%, 02/01/21	450	453
3.65%, 02/01/26	975	1,006
4.70% - 4.90%, 02/01/36 - 02/01/46	1,072	1,223
Bank of America Corp.
2.25% - 5.49%, 01/15/19 - 04/21/20	450	458
2.63% - 5.00%, 04/19/21 - 01/22/25	1,230	1,285
2.37%, 07/21/21 (c)	750	748
2.82%, 07/21/23 (c)	500	499
3.00%, 12/20/23 (a)	775	777
4.20%, 08/26/24	750	790
4.25%, 10/22/26	750	790
3.59%, 07/21/28	750	762
4.24% - 6.11%, 01/29/37 - 04/24/38	620	771
4.44%, 01/20/48 (c)	120	135
Bank of America NA
6.00%, 10/15/36	250	325
Bank One Corp.
8.00%, 04/29/27	200	266
Capital One Bank USA NA
2.30%, 06/05/19	500	500
Capital One Financial Corp.
3.50%, 06/15/23	550	559
Citibank NA
2.13%, 10/20/20	500	495
Citigroup Inc.
2.40%, 02/18/20	850	849
2.90%, 12/08/21	250	251
4.50%, 01/14/22	750	798
2.75% - 5.50%, 04/25/22 - 09/13/25	1,200	1,252
3.20%, 10/21/26	780	774
3.67% - 3.89%, 01/10/28 - 07/24/28 (c)	610	622
4.13% - 5.88%, 07/25/28 - 04/24/48	799	966
Credit Suisse AG
3.00% - 3.63%, 10/29/21 - 09/09/24	750	764
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	1,000	1,004
4.88%, 05/15/45	250	288
GE Capital International Funding Co.
2.34%, 11/15/20	500	498
3.37%, 11/15/25	500	509
4.42%, 11/15/35	350	379
General Electric Capital Corp.
5.50%, 01/08/20	700	743
2.20% - 4.38%, 01/09/20 - 09/16/20	800	826
3.45%, 05/15/24	350	361
6.88%, 01/10/39	600	863
Goldman Sachs Group Inc.
2.55%, 10/23/19	750	752

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
2.60% - 5.38%, 01/31/19 - 09/15/20	1,225	1,251
3.63% - 5.25%, 07/27/21 - 01/26/27	1,510	1,590
3.75%, 05/22/25	1,000	1,029
4.75% - 6.75%, 10/01/37 - 10/21/45	1,080	1,405
HSBC Finance Corp.
6.68%, 01/15/21	87	97
HSBC Holdings Plc
2.95% - 5.10%, 03/08/21 - 03/14/24	1,095	1,130
3.26%, 03/13/23 (c)	400	405
7.63%, 05/17/32	650	884
6.10%, 01/14/42	300	410
JPMorgan Chase & Co.
2.25% - 6.30%, 04/23/19 - 07/22/20	1,600	1,656
2.30% - 3.63%, 03/01/21 - 01/23/25	3,155	3,169
3.38%, 05/01/23	750	762
3.54% - 5.60%, 05/01/28 - 11/15/48	1,000	1,153
JPMorgan Chase Bank NA
1.65%, 09/23/19	300	298
Morgan Stanley
5.50%, 01/26/20	750	796
2.80%, 06/16/20	200	202
3.63% - 6.25%, 01/25/21 - 01/20/27	2,250	2,385
4.00%, 07/23/25	750	785
4.38% - 6.38%, 07/24/42 - 01/22/47	500	636
Synchrony Financial
4.25%, 08/15/24	250	259
Wells Fargo & Co.
2.55%, 12/07/20	500	502
3.00% - 4.60%, 04/01/21 - 06/03/26	2,060	2,108
3.00%, 10/23/26	500	490
3.58%, 05/22/28 (c)	250	255
5.61%, 01/15/44	750	928
4.90% - 5.38%, 02/07/35 - 11/17/45	500	589
4.75%, 12/07/46	200	223
Wells Fargo Bank NA
1.75%, 05/24/19	400	398
Other Securities		49,537
		101,011
Health Care 2.7%
Amgen Inc.
2.65% - 3.63%, 05/11/22 - 05/22/24	450	459
2.60%, 08/19/26	1,030	988
4.66%, 06/15/51	808	902
Gilead Sciences Inc.
2.55%, 09/01/20	240	242
2.95% - 4.40%, 12/01/21 - 03/01/27	350	361
1.95%, 03/01/22 (b)	200	195
3.65%, 03/01/26	750	777
4.15% - 4.80%, 04/01/44 - 03/01/47	550	623
Other Securities		28,152
		32,699
Industrials 1.5%
General Electric Co.
2.70%, 10/09/22	250	250
Other Securities		17,573
		17,823
Information Technology 2.5%
Alibaba Group Holding Ltd.
3.13%, 11/28/21	210	213
4.50%, 11/28/34	300	332
4.00%, 12/06/37	995	1,026
Apple Inc.
2.10%, 05/06/19	500	502
2.30% - 3.45%, 05/06/21 - 11/13/27	2,700	2,709
4.65%, 02/23/46	695	813
3.75% - 4.25%, 02/09/47 - 11/13/47	620	640
Other Securities		23,461
		29,696
Materials 0.8%
Other Securities		9,467
Real Estate 0.8%
Other Securities		9,571
	Shares/Par[1]	Value
Telecommunication Services 1.2%
AT&T Inc.
2.30% - 2.45%, 03/11/19 - 06/30/20	650	650
2.80% - 4.25%, 02/17/21 - 08/14/27	1,455	1,461
4.50%, 05/15/35	950	945
4.50%, 03/09/48	656	615
4.35% - 6.35%, 08/14/37 - 08/14/58	1,930	1,978
Verizon Communications Inc.
1.75% - 5.15%, 08/15/21 - 03/16/27	1,685	1,706
3.38%, 02/15/25 (a)	1,048	1,053
4.86%, 08/21/46	1,250	1,301
4.50% - 5.25%, 08/10/33 - 08/21/54	935	983
4.67%, 03/15/55	800	776
Other Securities		3,529
		14,997
Utilities 1.7%
Other Securities		20,428
Total Corporate Bonds And Notes (cost $301,737)		312,546
GOVERNMENT AND AGENCY OBLIGATIONS 71.6%
Commercial Mortgage-Backed Securities 0.7%
Federal Home Loan Mortgage Corp.
Series A1-K006, REMIC, 3.40%, 07/25/19	224	226
Series A1-K714, REMIC, 2.08%, 12/25/19	110	110
Series A2-K014, REMIC, 3.87%, 04/25/21	1,000	1,044
Series A2-K017, REMIC, 2.87%, 12/25/21	360	365
Series A1-K032, REMIC, 3.02%, 02/25/23	197	201
Series A2-K032, REMIC, 3.31%, 05/25/23 (c)	550	571
Series A2-K033, REMIC, 3.06%, 07/25/23 (c)	500	513
Series A2-K039, REMIC, 3.30%, 07/25/24	1,000	1,040
Series A2-K046, REMIC, 3.21%, 03/25/25	1,000	1,033
Series A2-K047, REMIC, 3.33%, 05/25/25	500	520
Series A2-K062, REMIC, 3.41%, 12/25/26	1,000	1,043
Federal National Mortgage Association
Series 2013-APT-M14, REMIC, 2.52%, 04/25/23 (c)	536	533
Series 2014-AB2-M3, REMIC, 3.46%, 01/25/24 (c)	131	136
Series 2016-A2-M1, REMIC, 2.94%, 01/25/26 (c)	1,367	1,372
		8,707
Mortgage-Backed Securities 28.2%
Federal Home Loan Mortgage Corp.
3.50% - 5.00%, 01/01/18 - 12/01/20	107	110
2.50% - 5.00%, 02/01/21 - 08/01/27	4,595	4,711
2.00% - 6.50%, 02/01/28 - 04/01/47	63,947	66,048
2.50% - 4.00%, 12/01/31 - 01/01/47	3,903	3,935
TBA, 3.00%, 02/15/47 (d)	200	200
TBA, 2.00% - 4.00%, 01/15/31 - 02/15/47 (d)	2,800	2,847
TBA, 3.00%, 01/15/48 (d)	4,225	4,227
TBA, 3.50%, 01/15/48 (d)	7,225	7,422
TBA, 4.00%, 01/15/48 (d)	3,550	3,713
Federal National Mortgage Association
4.00% - 6.00%, 01/01/18 - 12/01/20	158	160
2.50% - 6.00%, 01/01/21 - 12/01/27	5,927	6,101
3.50%, 03/01/26	157	163
TBA, 3.00%, 02/15/32 (d)	400	407
2.00% - 7.50%, 01/01/28 - 11/01/47	96,852	100,113
2.00% - 5.00%, 02/01/31 - 12/01/46	5,204	5,346
TBA, 3.00%, 01/15/48 (d)	6,450	6,452
TBA, 3.50%, 01/15/48 (d)	15,450	15,869
TBA, 4.00%, 01/15/48 (d)	5,925	6,198
TBA, 2.50% - 4.50%, 01/15/31 - 02/15/48 (d)	4,693	4,797
Government National Mortgage Association
2.50% - 4.50%, 12/15/24 - 09/20/27	875	897
2.50%, 08/20/27	80	81
2.50% - 8.50%, 01/20/28 - 08/20/47	55,343	57,835
TBA, 3.50%, 01/15/46 (d)	19,025	19,677
2.50% - 4.00%, 12/20/45 - 11/20/46	4,149	4,253
TBA, 2.50% - 4.50%, 01/20/46 - 01/15/48 (d)	2,348	2,428
TBA, 3.00%, 01/15/48 (d)	14,725	14,862
		338,852
Municipal 0.8%
Other Securities		9,267

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Sovereign 3.4%
Mexico Government International Bond
3.50% - 3.60%, 01/21/21 - 01/30/25	1,130	1,164
4.60% - 8.30%, 08/15/31 - 01/23/46	1,606	1,822
Other Securities		38,414
		41,400
U.S. Government Agency Obligations 1.8%
Federal Home Loan Bank
1.25%, 01/16/19 (e)	400	397
1.50%, 10/21/19 (b) (e)	1,000	992
1.13% - 4.13%, 05/28/19 - 03/13/20 (e)	3,200	3,196
1.13% - 2.88%, 02/18/21 - 09/13/24 (e)	1,200	1,186
Federal Home Loan Mortgage Corp.
1.25% - 3.75%, 03/27/19 - 05/01/20 (e)	3,280	3,267
1.13% - 2.38%, 08/12/21 - 01/13/22 (e)	1,250	1,227
6.25% - 6.75%, 09/15/29 - 07/15/32 (e)	1,080	1,519
Federal National Mortgage Association
0.00%, 10/09/19 (e) (f)	680	655
0.88% - 1.75%, 04/30/18 - 06/22/20 (e)	5,200	5,163
1.25% - 2.63%, 08/17/21 - 09/06/24 (e)	1,000	992
6.63% - 7.25%, 05/15/30 - 11/15/30 (e)	1,171	1,678
Tennessee Valley Authority
5.25% - 5.38%, 09/15/39 - 04/01/56	500	699
Other Securities		964
		21,935
U.S. Treasury Securities 36.7%
U.S. Treasury Bond
8.13% - 8.50%, 08/15/19 - 02/15/20	2,500	2,785
6.13% - 7.25%, 08/15/22 - 11/15/27	4,500	5,928
3.75%, 11/15/43	3,530	4,202
3.63%, 02/15/44	3,265	3,815
3.13%, 08/15/44	2,975	3,193
3.00%, 11/15/44	3,100	3,255
2.25% - 5.38%, 02/15/31 - 11/15/47	47,173	51,308
2.88% - 4.75%, 02/15/37 - 11/15/46	3,365	3,699
U.S. Treasury Note
1.00%, 03/15/19	3,045	3,015
1.25%, 05/31/19	3,055	3,030
1.63%, 06/30/19	3,320	3,309
1.63%, 07/31/19	3,600	3,587
0.88%, 09/15/19	3,470	3,412
1.75%, 09/30/19	3,900	3,891
1.00% - 1.38%, 10/15/19 - 12/15/19	6,050	5,964
1.25%, 01/31/20	3,010	2,971
0.88% - 3.63%, 01/15/19 - 12/15/20	93,867	93,335
1.38%, 08/31/20	3,470	3,420
1.75%, 10/31/20	3,450	3,431
1.75%, 11/15/20 (b)	1,420	1,412
2.63%, 11/15/20	5,338	5,434
1.13%, 06/30/21	3,340	3,234
2.00%, 10/31/21	3,090	3,077
1.25% - 1.75%, 10/31/21 - 10/31/23	6,300	6,110
2.00%, 12/31/21	2,950	2,935
1.13% - 3.63%, 12/31/20 - 08/15/25	112,561	111,311
1.88%, 03/31/22	3,500	3,460
1.63%, 08/31/22	3,400	3,315
1.75%, 09/30/22	3,500	3,429
1.88%, 09/30/22	3,510	3,459
2.00% - 2.13%, 10/31/22 - 11/30/24 (b)	4,155	4,111
1.63%, 11/15/22	3,420	3,332
2.00%, 11/30/22 (b)	3,560	3,528
2.13%, 12/31/22	3,650	3,635

	Shares/Par[1]	Value
1.75%, 01/31/23	3,055	2,987
1.75%, 05/15/23	4,820	4,701
1.38%, 06/30/23	3,060	2,922
1.25%, 07/31/23	3,500	3,316
1.38%, 08/31/23	3,385	3,227
2.75%, 11/15/23	4,000	4,108
2.50%, 05/15/24	3,234	3,270
2.25%, 11/15/24	4,290	4,267
2.13%, 05/15/25	4,245	4,179
2.25%, 11/15/25	4,155	4,117
1.63%, 02/15/26	4,785	4,517
1.63%, 05/15/26	3,900	3,673
1.50%, 08/15/26	3,415	3,176
2.00%, 11/15/26	4,790	4,634
2.25%, 02/15/27	4,900	4,834
2.38%, 05/15/27	4,320	4,307
2.25%, 08/15/27	4,200	4,140
2.25%, 11/15/27 (b)	4,300	4,238
		439,945
Total Government And Agency Obligations (cost $859,950)		860,106
SHORT TERM INVESTMENTS 8.3%
Investment Companies 7.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (g) (h)	87,692	87,692
Securities Lending Collateral 1.0%
Securities Lending Cash Collateral Fund LLC, 1.30% (g) (h)	11,656	11,656
Total Short Term Investments (cost $99,348)		99,348
Total Investments 107.8% (cost $1,283,685)		1,294,591
Total Forward Sales Commitments (0.2)% (proceeds $2,947)		(2,940)
Other Assets and Liabilities, Net (7.6)%		(91,237)
Total Net Assets 100.0%		$1,200,414

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $9,545 and 0.8%, respectively.

(b) All or portion of the security was on loan.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $88,907.

(e) The security is a direct debt of the agency and not collateralized by mortgages.

(f) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(g) Investment in affiliate.

(h) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
FORWARD SALES COMMITMENTS (0.2%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.2%)
Mortgage-Backed Securities (0.2%)
Federal Home Loan Mortgage Corp.
TBA, 4.50%, 01/15/33 (a)	(120)	$(121)
TBA, 5.00%, 01/15/33 (a)	(100)	(101)
Federal National Mortgage Association
TBA, 4.50%, 01/15/33 (a)	(100)	(101)
TBA, 5.00%, 01/15/48 (a)	(400)	(430)
Government National Mortgage Association
TBA, 5.00%, 01/15/48 (a)	(400)	(433)
TBA, 5.50%, 01/15/48 (a)	(1,600)	(1,754)
Total Government And Agency Obligations (proceeds $2,947)		(2,940)
Total Forward Sales Commitments (0.2%) (proceeds $2,947)		$(2,940)

(a) All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2017, the total proceeds for investments sold on a delayed delivery basis was $2,947.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Mellon Capital Utilities Sector Fund
COMMON STOCKS 99.8%
Utilities 99.8%
8Point3 Energy Partners LP - Class A	2	$35
AES Corp.	66	713
Allete Inc.	5	374
Alliant Energy Corp.	23	990
Ameren Corp.	24	1,426
American Electric Power Co. Inc.	49	3,610
American States Water Co.	4	215
American Water Works Co. Inc.	18	1,625
Aqua America Inc.	18	695
AquaVenture Holdings Ltd. (a)	2	32
Atmos Energy Corp.	11	914
Avista Corp.	6	335
Black Hills Corp.	5	322
California Water Service Group	5	221
Calpine Corp. (a)	36	547
CenterPoint Energy Inc.	41	1,157
Chesapeake Utilities Corp.	2	126
CMS Energy Corp.	28	1,329
Connecticut Water Services Inc.	1	67
Consolidated Edison Inc.	31	2,636
Dominion Energy Inc.	64	5,190
DTE Energy Co.	18	1,957
Duke Energy Corp.	70	5,867
Dynegy Inc. (a)	13	151
Edison International	32	2,052
El Paso Electric Co.	4	225
Entergy Corp.	18	1,456
Eversource Energy	32	1,995
Exelon Corp.	96	3,767
FirstEnergy Corp.	44	1,356
Great Plains Energy Inc.	21	693
Hawaiian Electric Industries Inc.	11	392
IDACORP Inc.	5	456
MDU Resources Group Inc.	18	497
MGE Energy Inc.	3	218
Middlesex Water Co.	2	64
National Fuel Gas Co. (b)	8	423
New Jersey Resources Corp.	9	348
NextEra Energy Inc.	47	7,305
NextEra Energy Partners LP	5	229
NiSource Inc.	33	842
Northwest Natural Gas Co.	3	171
NorthWestern Corp.	5	293
NRG Energy Inc.	31	898
NRG Yield Inc. - Class A	3	61
NRG Yield Inc. - Class C	6	120
OGE Energy Corp.	20	655
ONE Gas Inc.	5	384
Ormat Technologies Inc.	4	245
Otter Tail Corp.	4	163
Pattern Energy Group Inc. - Class A	8	168
PG&E Corp.	51	2,303
Pinnacle West Capital Corp.	11	945
PNM Resources Inc.	8	321
Portland General Electric Co.	9	405
PPL Corp.	68	2,115
Public Service Enterprise Group Inc.	51	2,610
SCANA Corp.	13	537
Sempra Energy	24	2,541
SJW Corp.	2	106
South Jersey Industries Inc.	8	243
Southern Co.	100	4,788
Southwest Gas Corp.	5	377
Spark Energy Inc. - Class A	1	10
Spire Inc.	5	369
TerraForm Power Inc. - Class A (b)	4	48
UGI Corp.	17	810
Unitil Corp.	1	68
Vectren Corp.	8	538
Vistra Energy Corp. (a)	26	476
WEC Energy Group Inc.	31	2,089
	Shares/Par[1]	Value
Westar Energy Inc.	14	748
WGL Holdings Inc.	5	440
Xcel Energy Inc.	51	2,445
York Water Co.	1	38
Total Common Stocks (cost $73,316)		81,380
SHORT TERM INVESTMENTS 0.4%
Securities Lending Collateral 0.4%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	286	286
Total Short Term Investments (cost $286)		286
Total Investments 100.2% (cost $73,602)		81,666
Other Assets and Liabilities, Net (0.2)%		(157)
Total Net Assets 100.0%		$81,509

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/MFS Mid Cap Value Fund *
COMMON STOCKS 98.1%
Consumer Discretionary 10.2%
Interpublic Group of Cos. Inc.	360	$7,262
LKQ Corp. (a)	178	7,245
Whirlpool Corp.	48	8,176
Other Securities		74,838
		97,521
Consumer Staples 6.9%
Pinnacle Foods Inc.	190	11,300
Tyson Foods Inc. - Class A	105	8,500
Other Securities		45,808
		65,608
Energy 7.3%
Cabot Oil & Gas Corp.	286	8,170
Pioneer Natural Resources Co.	47	8,132
Other Securities		53,867
		70,169
Financials 23.0%
Citizens Financial Group Inc.	260	10,907
Comerica Inc.	129	11,157
Discover Financial Services	142	10,900
Fifth Third Bancorp	335	10,161
Hartford Financial Services Group Inc.	244	13,726
Huntington Bancshares Inc.	752	10,947
Invesco Ltd.	282	10,320
KeyCorp	618	12,457
M&T Bank Corp.	47	8,063
NASDAQ Inc.	141	10,819
Northern Trust Corp.	85	8,447
Raymond James Financial Inc.	93	8,341
SunTrust Banks Inc.	168	10,825
TD Ameritrade Holding Corp.	141	7,213
Unum Group	200	10,959
XL Group Ltd.	237	8,337
Other Securities		56,250
		219,829
Health Care 6.3%
Zimmer Biomet Holdings Inc.	83	10,043
Other Securities		50,313
		60,356
Industrials 13.9%
Clean Harbors Inc. (a)	136	7,360
Deere & Co.	47	7,361
Delta Air Lines Inc.	143	7,996
Eaton Corp. Plc	110	8,704
Harris Corp.	51	7,164
ITT Inc.	135	7,215
L3 Technologies Inc.	54	10,782
Owens Corning Inc.	82	7,517
Stanley Black & Decker Inc.	71	12,045
Other Securities		56,364
		132,508
Information Technology 10.6%
Amdocs Ltd.	124	8,105
Analog Devices Inc.	94	8,334
Fidelity National Information Services Inc.	101	9,503
Maxim Integrated Products Inc.	150	7,852
Other Securities		67,046
		100,840
Materials 6.7%
Celanese Corp. - Class A	77	8,257
Eastman Chemical Co.	81	7,515
PPG Industries Inc.	64	7,470
RPM International Inc.	152	7,990
Other Securities		33,025
		64,257
Real Estate 5.5%
Life Storage Inc.	112	9,943
Medical Properties Trust Inc.	637	8,771
	Shares/Par[1]	Value
Other Securities		33,786
		52,500
Utilities 7.7%
CMS Energy Corp.	178	8,406
DTE Energy Co.	82	9,019
Eversource Energy	131	8,267
Pinnacle West Capital Corp.	95	8,087
Public Service Enterprise Group Inc.	189	9,749
Other Securities		30,139
		73,667
Total Common Stocks (cost $852,055)		937,255
SHORT TERM INVESTMENTS 2.7%
Investment Companies 1.8%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	16,584	16,584
Securities Lending Collateral 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (c)	8,698	8,698
Total Short Term Investments (cost $25,282)		25,282
Total Investments 100.8% (cost $877,337)		962,537
Other Assets and Liabilities, Net (0.8)%		(7,543)
Total Net Assets 100.0%		$954,994

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL Multi-Manager Alternative Fund *
COMMON STOCKS 38.4%
Consumer Discretionary 8.3%
CalAtlantic Group Inc.	66	$3,715
Liberty Global Plc - Class C (a)	127	2,524
Liberty Interactive Corp. QVC Group - Class A (a)	47	1,140
Liberty Ventures - Class A (a)	6	342
Naspers Ltd. - Class N	34	9,338
Scripps Networks Interactive Inc. - Class A (b)	61	5,210
Time Warner Inc. (b)	165	15,078
Other Securities		49,205
		86,552
Consumer Staples 1.5%
Other Securities		15,595
Energy 2.5%
Gazprom OAO Via Gaz Capital SA - ADR	107	470
Rosneft OAO - GDR	48	240
YPF SA - Class D - ADR	71	1,638
Other Securities		23,901
		26,249
Financials 7.1%
American International Group Inc. (b)	66	3,926
Aon Plc - Class A (b)	28	3,765
Bank of America Corp. (b)	160	4,707
Bank Rakyat Indonesia Persero Tbk PT	5,815	1,562
CIT Group Inc.	75	3,687
Citigroup Inc. (b)	64	4,742
Leucadia National Corp.	130	3,436
Sberbank of Russia - ADR (c)	141	2,393
Other Securities		45,875
		74,093
Health Care 2.7%
Aetna Inc. (b)	24	4,252
Other Securities		23,933
		28,185
Industrials 4.0%
Arconic Inc. (b)	129	3,502
Orbital ATK Inc. (b)	30	3,933
Rockwell Collins Inc. (b)	39	5,278
United Technologies Corp.	35	4,405
Other Securities		24,288
		41,406
Information Technology 6.1%
Alphabet Inc. - Class A (a)	2	1,950
Alphabet Inc. - Class C (a)	2	1,942
Cisco Systems Inc.	93	3,563
CommerceHub Inc. - Class C (a)	11	233
Micron Technology Inc. (a) (b)	57	2,355
Microsoft Corp. (b)	48	4,117
NXP Semiconductors NV (a)	101	11,768
Oracle Corp. (b)	129	6,084
TE Connectivity Ltd.	38	3,571
Other Securities		27,550
		63,133
Materials 2.8%
Cemex SAB de CV - ADR (a)	225	1,690
Huntsman Corp. (b)	137	4,544
Monsanto Co.	43	4,965
Other Securities		17,785
		28,984
Real Estate 1.6%
Other Securities		16,814
Telecommunication Services 0.7%
Other Securities		7,165
Utilities 1.1%
Calpine Corp. (a) (b)	258	3,906
Dynegy Inc. (a) (b)	173	2,055
Other Securities		5,033
		10,994
Total Common Stocks (cost $359,427)		399,170
	Shares/Par[1]	Value
PREFERRED STOCKS 1.1%
Consumer Discretionary 0.1%
Other Securities		1,100
Energy 0.1%
Other Securities		560
Financials 0.3%
Sberbank of Russia	154	502
Other Securities		2,075
		2,577
Information Technology 0.5%
Samsung Electronics Co. Ltd.	3	5,667
Real Estate 0.1%
Other Securities		1,141
Utilities 0.0%
Other Securities		327
Total Preferred Stocks (cost $9,599)		11,372
RIGHTS 0.0%
Other Securities		195
Total Rights (cost $167)		195
WARRANTS 0.0%
Other Securities		152
Total Warrants (cost $165)		152
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.9%
Banc of America Funding Trust
Series 2015-9A2-R2, REMIC, 1.74%, 07/27/27 (d) (e)	1,097	764
CIT Mortgage Loan Trust
Series 2007-1M1-1, REMIC, 3.05%, (1M US LIBOR + 1.50%), 02/25/23 (d) (e)	600	593
Citicorp Residential Mortgage Trust
Series 2007-M1-1, REMIC, 5.51%, 03/25/37 (f)	370	383
Fannie Mae Connecticut Avenue Securities
Series 2015-2M2-C03, 6.55%, (1M US LIBOR + 5.00%), 07/25/25 (d) (e)	160	176
Series 2016-1M2-C04, 5.80%, (1M US LIBOR + 4.25%), 01/25/29 (d) (e)	260	292
Series 2017-1M2-C01, 5.10%, (1M US LIBOR + 3.55%), 07/25/29 (d) (e)	530	570
Series 2017-1B1-C01, 7.30%, (1M US LIBOR + 5.75%), 07/25/29 (d) (e)	270	314
Miran Mid-Atlantic Pass-Through Trust
Series 2001-C, 10.06%, 12/30/28	136	137
Other Securities		5,908
Total Non-U.S. Government Agency Asset-Backed Securities (cost $8,714)		9,137
CORPORATE BONDS AND NOTES 19.4%
Consumer Discretionary 3.0%
Altice SA
7.75%, 05/15/22 (e)	1,110	1,094
CCO Holdings LLC
5.75%, 02/15/26 (e)	50	52
5.13%, 05/01/27 (e)	1,800	1,773
Charter Communications Operating LLC
4.20%, 03/15/28	110	109
6.83%, 10/23/55	380	456
Liberty Interactive LLC
4.00%, 11/15/29 (b) (g)	1,548	1,067
Liberty Media Corp.
3.75%, 02/15/30 (b) (g)	441	304
Myriad International Holdings BV
4.85%, 07/06/27 (e)	350	362
Numericable - SFR SA
7.38%, 05/01/26 (e)	1,224	1,253
Numericable Group SA
6.00%, 05/15/22 (e)	1,060	1,074
6.25%, 05/15/24 (e)	200	200
Unitymedia GmbH
3.75%, 01/15/27, EUR	130	159
Other Securities		23,196
		31,099

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Consumer Staples 0.3%
Other Securities		3,321
Energy 1.8%
Green Plains Inc.
3.25%, 10/01/18 (b) (g)	2,110	2,290
4.13%, 09/01/22 (b) (g)	681	640
Petroleos Mexicanos
6.38%, 01/23/45	390	392
YPF SA
6.95%, 07/21/27 (e)	562	597
Other Securities		14,917
		18,836
Financials 5.0%
Altice Financing SA
6.63%, 02/15/23 (e)	200	209
7.50%, 05/15/26 (e)	210	224
BAC Capital Trust XIV
4.00%, (3M US LIBOR + 0.40%), (callable at 100 beginning 01/22/18) (d) (h)	1,540	1,401
Bank of America Corp.
6.10%, (callable at 100 beginning 03/17/25) (h)	50	55
6.25%, (callable at 100 beginning 09/05/24) (h)	250	276
4.25%, 10/22/26	280	295
Citigroup Inc.
5.95%, (callable at 100 beginning 05/15/25) (h)	2,030	2,162
4.60%, 03/09/26	210	223
4.45%, 09/29/27	200	211
8.13%, 07/15/39	51	82
5.30%, 05/06/44	170	201
Petrobras Global Finance BV
4.38%, 05/20/23	450	447
5.30%, 01/27/25 (e)	240	241
8.75%, 05/23/26	400	477
7.38%, 01/17/27	472	520
6.00%, 01/27/28 (e)	50	50
5.63%, 05/20/43	320	286
7.25%, 03/17/44	123	128
6.85%, 06/05/15	640	616
Petrobras International Finance Co.
6.75%, 01/27/41	140	140
Virgin Media Receivables Financing Notes I DAC
5.50%, 09/15/24, GBP	1,620	2,201
Wachovia Capital Trust III
5.57%, (3M US LIBOR + 0.93%), (callable at 100 beginning 02/05/18) (d) (h)	2,035	2,043
Wells Fargo & Co.
5.87%, (callable at 100 beginning 06/15/25) (h)	101	112
3.55%, 09/29/25	120	123
4.30%, 07/22/27	290	308
4.65%, 11/04/44	120	131
4.40%, 06/14/46	180	190
Other Securities		39,148
		52,500
Health Care 2.9%
Amicus Therapeutics Inc.
3.00%, 12/15/23 (b) (e) (g)	1,405	3,498
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (e)	43	43
7.50%, 07/15/21 (e)	150	153
6.75%, 08/15/21 (e)	290	293
6.50%, 03/15/22 (e)	30	32
5.50%, 03/01/23 (e)	150	138
5.88%, 05/15/23 (e)	780	725
7.00%, 03/15/24 (e)	337	362
6.13%, 04/15/25 (e)	1,630	1,498
5.50%, 11/01/25 (e)	650	663
9.00%, 12/15/25 (e)	618	644
Other Securities		22,117
		30,166
Industrials 1.4%
Other Securities		14,165
	Shares/Par[1]	Value
Information Technology 1.5%
Micron Technology Inc.
3.00%, 11/15/43 (b) (g)	456	659
Microsoft Corp.
3.30%, 02/06/27	190	196
3.70%, 08/08/46	90	94
Other Securities		14,691
		15,640
Materials 1.2%
Cemex SAB de CV
3.72%, 03/15/20 (b) (g)	1,136	1,177
Momentive Performance Materials Inc.
3.88%, 10/24/21	2,703	2,820
4.69%, 04/24/22	590	610
RTI International Metals Inc.
1.63%, 10/15/19 (b) (g)	385	442
Other Securities		7,750
		12,799
Real Estate 0.8%
Colony Starwood Homes
3.50%, 01/15/22 (b) (e) (g)	1,160	1,341
Starwood Waypoint Residential Trust
3.00%, 07/01/19 (b) (g)	1,697	2,181
Other Securities		4,737
		8,259
Telecommunication Services 0.8%
CSC Holdings LLC
10.13%, 01/15/23 (e)	980	1,103
Virgin Media Finance Plc
6.00%, 10/15/24 (e)	200	205
Other Securities		6,612
		7,920
Utilities 0.7%
Calpine Corp.
5.25%, 06/01/26 (e)	100	98
Dynegy Inc.
8.13%, 01/30/26 (e)	825	902
GenOn Americas Generation LLC
0.00%, 05/01/31 (a) (i)	3,970	3,806
NRG Energy Inc.
6.63%, 01/15/27	140	149
5.75%, 01/15/28 (e)	542	548
Other Securities		1,925
		7,428
Total Corporate Bonds And Notes (cost $193,116)		202,133
SENIOR LOAN INTERESTS 4.2%
Consumer Discretionary 1.3%
Charter Communications Operating LLC
Term Loan, 0.00%, (1M LIBOR + 2.25%), 01/15/24 (d) (j)	53	53
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (d) (j)	1,000	1,000
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (d) (j)	85	85
Numericable Group SA
Term Loan B-12, 4.35%, (3M LIBOR + 3.00%), 01/31/26 (d)	90	87
Promotora de Informaciones SA
Term Loan 2, 2.60%, (3M EURIBOR + 2.60%), 12/13/18, EUR (d)	3,189	3,619
Other Securities		8,218
		13,062
Consumer Staples 0.3%
Other Securities		3,305
Energy 0.4%
Other Securities		3,644
Financials 0.6%
Other Securities		5,967
Health Care 0.6%
Other Securities		6,294

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Industrials 0.0%
Other Securities		456
Information Technology 0.5%
Other Securities		5,616
Materials 0.2%
Other Securities		1,689
Real Estate 0.1%
Other Securities		1,035
Telecommunication Services 0.2%
Other Securities		2,210
Utilities 0.0%
Other Securities		160
Total Senior Loan Interests (cost $42,891)		43,438
GOVERNMENT AND AGENCY OBLIGATIONS 9.1%
Collateralized Mortgage Obligations 0.2%
Federal Home Loan Mortgage Corp.
Series 2017-B1-DNA2, REMIC, 6.70%, (1M US LIBOR + 5.15%), 10/25/29 (d)	680	754
Federal National Mortgage Association
Series 2017-1M2-C07, REMIC, 3.95%, (1M US LIBOR + 2.40%), 05/25/30 (d) (e)	380	388
Freddie Mac Structured Agency Credit Risk Debt Note
Series 2017-M2-DNA1, REMIC, 4.80%, (1M US LIBOR + 3.25%), 02/25/28 (d)	390	417
		1,559
Mortgage-Backed Securities 0.0%
Federal Home Loan Mortgage Corp.
TBA, 3.50%, 01/15/48 (k)	100	103
Municipal 0.1%
Other Securities		1,287
Sovereign 4.4%
Argentina Bonos del Tesoro
22.75%, 03/05/18, ARS	3,100	177
18.20%, 10/03/21, ARS	10,070	577
16.00%, 10/17/23, ARS	8,260	455
15.50%, 10/17/26, ARS	8,590	485
Argentina Government International Bond
7.13%, 06/28/17 (e)	1,060	1,092
Argentina POM Politica Monetaria
28.75%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (d)	12,810	729
Argentina Republic Government International Bond
6.88%, 04/22/21	270	294
5.63%, 01/26/22	390	412
7.50%, 04/22/26	220	249
8.28%, 12/31/33	308	366
7.63%, 04/22/46	150	170
Brazil Government International Bond
4.25%, 01/07/25	210	213
5.00%, 01/27/45	1,850	1,723
Brazil Notas do Tesouro Nacional
10.00%, 01/01/21, BRL	2,705	840
10.00%, 01/01/23, BRL	1,943	593
10.00%, 01/01/27, BRL	176	52
Indonesia Government Bond
7.00%, 05/15/27, IDR	35,096,000	2,718
Indonesia Government International Bond
4.35%, 01/11/48	330	335
Indonesia Treasury Bond
8.38%, 09/15/26, IDR	464,000	39
8.38%, 03/15/34, IDR	12,585,000	1,032
Italy Buoni Poliennali Del Tesoro
2.00%, 12/01/25, EUR	5,300	6,521
5.00%, 09/01/40, EUR	1,050	1,648
3.25%, 09/01/46, EUR (e)	1,350	1,650
Mexico Bonos
7.75%, 11/23/34, MXN	3,980	203
7.75%, 11/13/42, MXN	123,750	6,264
8.00%, 11/07/47, MXN	25,420	1,321
Russia Federal Bond
7.75%, 09/16/26, RUB	56,145	997
	Shares/Par[1]	Value
Russia Government Bond
8.15%, 02/03/27, RUB	203,787	3,722
7.05%, 01/19/28, RUB	30,607	516
Other Securities		10,485
		45,878
Treasury Inflation Indexed Securities 0.7%
Brazil Inflation Indexed Notas do Tesouro Nacional
6.00%, 08/15/50, BRL (l)	551	556
U.S. Treasury Inflation Indexed Bond
0.13%, 04/15/22 (m)	3,235	3,211
U.S. Treasury Inflation Indexed Note
0.88%, 02/15/47 (m)	2,442	2,533
Other Securities		759
		7,059
U.S. Treasury Securities 3.7%
U.S. Treasury Bond
3.75%, 11/15/43	12,730	15,155
3.00%, 11/15/45	8,540	8,970
2.88%, 11/15/46	170	174
3.00%, 02/15/47	4,590	4,825
3.00%, 05/15/47	3,294	3,463
U.S. Treasury Note
0.75%, 02/28/18 (b)	5,000	4,995
2.25%, 10/31/24	1,140	1,134
2.38%, 05/15/27	90	90
		38,806
Total Government And Agency Obligations (cost $92,760)		94,692
OTHER EQUITY INTERESTS 0.0%
Other Securities		1
Total Other Equity Interests (cost $0)		1
INVESTMENT COMPANIES 1.9%
Altaba Inc. (a) (b)	280	19,545
Total Investment Companies (cost $13,812)		19,545
SHORT TERM INVESTMENTS 25.8%
Investment Companies 25.7%
JNL Government Money Market Fund - Institutional Class, 1.16% (n) (o)	266,872	266,872
Securities Lending Collateral 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (o)	480	480
Treasury Securities 0.0%
Egypt Treasury Bill
0.98%, 06/12/18, EGP (p)	2,500	130
0.88%, 11/13/18, EGP (p)	5,000	243
		373
Total Short Term Investments (cost $267,723)		267,725
Total Investments 100.8% (cost $988,374)		1,047,560
Total Securities Sold Short (8.2)% (proceeds $72,011)		(85,004)
Total Purchased Options 0.0% (cost $513)		464
Other Derivative Instruments 0.0%		397
Other Assets and Liabilities, Net 7.4%		76,234
Total Net Assets 100.0%		$1,039,651

(a) Non-income producing security.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) All or portion of the security was on loan.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

(e) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $93,946 and 9.0%, respectively.

(f) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(g) Convertible security.

(h) Perpetual security. Next contractual call date presented, if applicable.

(i) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(j) This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(k) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $103.

(l) Treasury inflation indexed note, par amount is not adjusted for inflation.

(m) Treasury inflation indexed note, par amount is adjusted for inflation.

(n) Investment in affiliate.

(o) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(p) The coupon rate represents the yield to maturity.

	Shares/Par[1]	Value
SECURITIES SOLD SHORT (8.2%)
COMMON STOCKS (7.8%)
Consumer Discretionary (0.9%)
Carriage Services Inc.	(22)	$(568)
Discovery Communications Inc. - Class C	(44)	(922)
DISH Network Corp. - Class A	(2)	(87)
Horizon Global Corp.	(23)	(329)
KB Home	(2)	(64)
Lennar Corp. - Class A	(50)	(3,178)
Lennar Corp. - Class B	(1)	(52)
Liberty Media Group - Class C	(8)	(289)
New York Times Co. - Class A	(18)	(333)
Penn National Gaming Inc.	(3)	(109)
Sinclair Broadcast Group Inc. - Class A	(2)	(60)
Tesla Inc.	(3)	(1,006)
Walt Disney Co.	(19)	(2,056)
Wayfair Inc. - Class A	(3)	(228)
		(9,281)
Consumer Staples (0.2%)
CVS Health Corp.	(20)	(1,432)
Herbalife Ltd.	(3)	(174)
		(1,606)
Energy (0.1%)
Green Plains Renewable Energy Inc.	(67)	(1,131)
Financials (0.4%)
AmTrust Financial Services Inc.	(5)	(46)
Cowen Inc. - Class A	(38)	(517)
Element Financial Corp.	(14)	(103)
Encore Capital Group Inc.	(30)	(1,246)
Ezcorp Inc. - Class A	(86)	(1,052)
HCI Group Inc.	(2)	(73)
Hercules Capital Inc.	(5)	(62)
PRA Group Inc.	(12)	(402)
Virtus Investment Partners Inc.	(6)	(653)
		(4,154)
Health Care (1.0%)
Allscripts-Misys Healthcare Solutions Inc.	(15)	(218)
Amicus Therapeutics Inc.	(214)	(3,080)
BioMarin Pharmaceutical Inc.	(2)	(197)
Dermira Inc.	(5)	(152)
DexCom Inc.	(1)	(70)
Flexion Therapeutics Inc.	(8)	(189)
Impax Laboratories Inc.	—	(5)
Innoviva Inc.	(55)	(775)
Insulet Corp.	(3)	(190)
Invacare Corp.	(63)	(1,064)
Medicines Co.	(5)	(133)
Neurocrine Biosciences Inc.	(8)	(582)
Nipro Corp.	(19)	(280)
Pacira Pharmaceuticals Inc.	(1)	(63)
PDL BioPharma Inc.	(173)	(473)
Quidel Corp.	(12)	(540)
Radius Health Inc.	(19)	(618)
Sarepta Therapeutics Inc.	(4)	(245)
Sucampo Pharmaceuticals Inc. - Class A	(15)	(278)
Teladoc Inc.	(7)	(258)
Wright Medical Group NV	(54)	(1,194)
		(10,604)
Industrials (0.5%)
Aerojet Rocketdyne Holdings Inc.	(19)	(599)
	Shares/Par[1]	Value
Air Transport Services Group Inc.	(8)	(174)
Atlas Air Worldwide Holdings Inc.	(5)	(289)
Chart Industries Inc.	(2)	(88)
Greenbrier Cos. Inc.	(2)	(96)
Kaman Corp.	(7)	(428)
Mirait Holdings Corp.	(6)	(94)
Navistar International Corp.	(11)	(481)
Pitney Bowes Inc.	(3)	(38)
Trinity Industries Inc.	(32)	(1,195)
United Technologies Corp.	(10)	(1,312)
WW Grainger Inc.	(1)	(191)
		(4,985)
Information Technology (3.2%)
Alibaba Group Holding Ltd. - ADS	(95)	(16,295)
CalAmp Corp.	(15)	(330)
Carbonite Inc.	(21)	(521)
Cypress Semiconductor Corp.	(43)	(655)
Everbridge Inc.	(12)	(363)
HubSpot Inc.	(2)	(175)
II-VI Inc.	(9)	(439)
Inphi Corp.	(8)	(277)
InterDigital Inc.	(3)	(202)
Knowles Corp.	(25)	(367)
Marvell Technology Group Ltd.	(64)	(1,369)
Microchip Technology Inc.	(11)	(1,006)
Micron Technology Inc.	(15)	(624)
ON Semiconductor Corp.	(6)	(136)
OSI Systems Inc.	(1)	(92)
Rambus Inc.	(28)	(400)
ServiceNow Inc.	(1)	(85)
Silicon Laboratories Inc.	(1)	(81)
Square Inc. - Class A	(9)	(302)
Tencent Holdings Ltd.	(152)	(7,911)
Vantiv Inc. - Class A	(5)	(377)
Viavi Solutions Inc.	(18)	(159)
Weibo Corp. - ADR	(2)	(203)
Workday Inc. - Class A	(1)	(127)
Yahoo! Japan Corp.	(63)	(290)
Zillow Group Inc. - Class C	(3)	(115)
		(32,901)
Materials (0.1%)
AK Steel Holding Corp.	(158)	(894)
Cemex SAB de CV - ADR	(33)	(250)
Cleveland-Cliffs Inc.	(28)	(201)
Kansai Paint Co. Ltd.	(6)	(146)
Mitsubishi Chemical Holdings Corp.	(6)	(67)
		(1,558)
Real Estate (0.5%)
American Homes For Rent - Class A	(66)	(1,451)
Colony NorthStar Inc. - Class A	(13)	(151)
Forest City Realty Trust Inc. - Class A	(55)	(1,319)
Invitation Homes Inc.	(93)	(2,193)
Pennsylvania REIT	(5)	(60)
Redwood Trust Inc.	(15)	(226)
Sabra Healthcare REIT Inc.	—	(3)
Starwood Property Trust Inc.	(4)	(90)
Ventas Inc.	(1)	(31)
		(5,524)
Telecommunication Services (0.7%)
AT&T Inc.	(175)	(6,796)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Utilities (0.2%)
Kyushu Electric Power Co. Inc.	(34)	(353)
Vistra Energy Corp.	(113)	(2,071)
		(2,424)
Total Common Stocks (proceeds $68,307)		(80,964)
PREFERRED STOCKS (0.1%)
Consumer Discretionary (0.1%)
Volkswagen AG (a)	(5)	(972)
Total Preferred Stocks (proceeds $746)		(972)
	Shares/Par[1]	Value
INVESTMENT COMPANIES (0.3%)
iShares 7-10 Year Treasury Bond Fund ETF	(18)	(1,857)
iShares Russell 2000 ETF	(8)	(1,211)
Total Investment Companies (proceeds $2,958)		(3,068)
Total Securities Sold Short (8.2%) (proceeds $72,011)		$(85,004)

(a) Convertible security.

Summary of Investments by Country^	Total Long Term Investments
Argentina	1.1%
Australia	0.4
Belgium	0.5
Brazil	2.0
Canada	1.4
Chile	0.2
China	1.2
Colombia	0.3
Denmark	0.1
Ecuador	0.1
Egypt	0.2
Finland	0.1
France	0.8
Germany	0.5
Greece	0.2
Hong Kong	0.5
Hungary	0.3
India	0.9
Indonesia	0.7
Ireland	0.2
Italy	1.5
Japan	0.5
Jersey	0.1
Kuwait	—
Luxembourg	0.7
Malaysia	0.1
Mexico	2.4
Netherlands	3.4
Nigeria	0.1
Panama	0.2
Peru	0.1
Poland	0.2
Puerto Rico	0.2
Russian Federation	1.5
Singapore	0.1
South Africa	2.0
South Korea	1.5
Spain	0.7
Sweden	0.1
Switzerland	0.6
Taiwan	0.3
Thailand	0.2
Turkey	0.6
United Arab Emirates	0.5
United Kingdom	2.5
United States of America	68.1
Uruguay	0.1
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Berry Petroleum Co. Escrow	03/15/17	$—	$—	—%
Diamond 1 Finance Corp., 3.48%, 06/01/19	05/18/16	300	304	—
Esterline Technologies Corp.	07/09/15	1,119	1,054	0.1
Nexeo Solutions Inc.	12/07/16	838	869	0.1

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Restricted Securities (continued)
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
WLRS Fund I LLC	06/09/16	46	38	—
		$2,303	$2,265	0.2%

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
90-Day Eurodollar	(307)	March 2018		(75,508)	(4)	109
90-Day Eurodollar	(226)	June 2018		(55,482)	(6)	69
90-Day Eurodollar	(12)	September 2018		(2,944)	—	5
90-Day Eurodollar	(166)	December 2018		(40,711)	(6)	101
90-Day Eurodollar	12	March 2020		2,931	1	(1)
90-Day Eurodollar	25	March 2021		6,100	2	—
Australia Commonwealth Treasury Bond, 10-Year	(15)	March 2018	AUD	(1,947)	(4)	7
Australian Dollar	20	March 2018		1,513	3	49
British Pound	(18)	March 2018		(1,510)	(8)	(15)
Canadian Dollar	5	March 2018		390	1	10
Canadian Government Bond, 10-Year	6	March 2018	CAD	823	(1)	(11)
Euro FX Currency	6	March 2018		890	6	16
Euro-Bobl	(21)	March 2018	EUR	(2,774)	—	12
Euro-BTP	8	March 2018	EUR	1,095	(5)	(7)
Euro-Bund	(516)	March 2018	EUR	(83,981)	68	658
Euro-Buxl	(13)	March 2018	EUR	(2,143)	10	15
Japanese Government Bond, 10-Year	(5)	March 2018	JPY	(754,196)	(3)	3
Japanese Yen	60	March 2018		6,653	16	32
Mexican Peso	165	March 2018		4,256	7	(125)
U.S. Treasury Long Bond	432	March 2018		65,909	135	187
U.S. Treasury Note, 10-Year	(26)	March 2018		(3,224)	(2)	(1)
U.S. Treasury Note, 10-Year	(39)	March 2018		(4,838)	(8)	—
U.S. Treasury Note, 5-Year	694	March 2018		80,838	67	(221)
U.S. Treasury Note, 5-Year	(124)	March 2018		(14,407)	(13)	3
Ultra Long Term U.S. Treasury Bond	69	March 2018		11,476	30	92
					286	987

Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	1.74	05/23/26		9,085	(15)	428
3M LIBOR (Q)	Receiving	1.74	05/27/26		5,500	(9)	268
3M LIBOR (Q)	Receiving	2.63	11/15/43		7,414	(23)	(73)
3M LIBOR (Q)	Receiving	2.47	11/15/43		8,005	(24)	82
3M LIBOR (Q)	Receiving	2.73	11/15/43		11,290	(35)	(217)
3M LIBOR (Q)	Receiving	2.59	11/04/45		2,940	(9)	(11)
3M LIBOR (S)	Paying	1.70	09/28/19		5,440	1	(32)
3M LIBOR (S)	Paying	1.67	06/14/20		1,310	—	(13)
3M LIBOR (S)	Paying	2.13	12/19/20		3,470	1	(4)
3M LIBOR (S)	Paying	1.34	06/01/21		11,010	6	(308)
3M LIBOR (S)	Paying	1.22	06/27/21		5,710	3	(188)
3M LIBOR (S)	Paying	2.17	12/01/22		2,810	3	(10)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.13	06/20/24	JPY	645,100	(3)	13
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.79	04/19/47	JPY	158,000	(3)	61
6M Euribor (S)	Receiving	1.50	08/23/47	EUR	1,423	7	(1)
Mexican Interbank Rate (M)	Paying	7.19	04/13/20	MXN	22,500	2	(19)
Mexican Interbank Rate (M)	Paying	7.11	04/14/20	MXN	99,300	7	(94)
Mexican Interbank Rate (M)	Paying	7.08	04/15/20	MXN	58,900	4	(58)
Mexican Interbank Rate (M)	Paying	7.09	04/15/20	MXN	40,400	3	(40)
Mexican Interbank Rate (M)	Paying	7.44	05/28/20	MXN	85,700	6	(50)
Mexican Interbank Rate (M)	Paying	7.40	05/29/20	MXN	41,600	3	(26)
Mexican Interbank Rate (M)	Paying	7.34	06/01/20	MXN	84,400	6	(60)
						(69)	(352)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.NA.HY.29 (Q)	5.00	12/20/22	7,315	(603)	(8)	(52)
				(603)	(8)	(52)
Credit default swap agreements - sell protection[4]
CDX.NA.IG.27 (Q)	1.00	12/20/21	(1,450)	33	—	16
CDX.NA.IG.28 (Q)	1.00	06/20/22	(18,130)	403	1	81
CDX.NA.IG.29 (Q)	1.00	12/20/27	(420)	4	1	—
iTraxx Europe Crossover Series 24 (Q)	5.00	12/20/20	(652)	79	(1)	2
iTraxx Europe Crossover Series 25 (Q)	5.00	06/20/21	(650)	88	(1)	21
				607	—	120

Exchange Traded Futures Options
Reference Entity	Purchased (Written) Contracts[1]	Exercise Price		Expiration	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Interest Options
Euro-Bund	208	EUR	170.50	02/23/18	—	(6)
Euro-Bund	23	EUR	163.00	01/26/18	2	25
Euro-Bund	(11)	EUR	163.00	01/26/18	—	1
Euro-Bund	6	EUR	162.00	02/23/18	—	—
Euro-Bund	(17)	EUR	161.00	01/26/18	—	(5)
Euro-Bund	23	EUR	162.50	01/26/18	2	(3)
Euro-Bund	279	EUR	168.00	01/26/18	—	(7)
Euro-Bund	33	EUR	162.00	01/26/18	2	8
Euro-Bund	(78)	EUR	160.50	01/26/18	(1)	10
					5	23

Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Future Options
10-Year U.S. Treasury Note Future	Call	132.00	01/26/18	16	—
10-Year U.S. Treasury Note Future	Call	131.50	02/23/18	104	2
2-Year U.S. Treasury Note Future	Call	108.13	02/23/18	31	—
5-Year U.S. Treasury Note Future	Call	116.25	01/26/18	13	3
5-Year U.S. Treasury Note Future	Put	114.25	01/26/18	213	2
5-Year U.S. Treasury Note Future	Put	113.75	02/23/18	28	—
5-Year U.S. Treasury Note Future	Put	113.50	02/23/18	115	2
5-Year U.S. Treasury Note Future	Put	112.75	02/23/18	181	1
5-Year U.S. Treasury Note Future	Put	113.25	02/23/18	169	1
Canadian Dollar Future	Call	0.80	01/05/18	3	1
Canadian Dollar Future	Call	0.79	01/05/18	6	6
Canadian Dollar Future	Call	0.79	01/05/18	2	2
Euro FX Currency Future	Call	1.19	01/05/18	6	14
Euro FX Currency Future	Call	1.19	02/09/18	3	8
Japanese Yen Future	Call	0.90	01/05/18	12	4
Japanese Yen Future	Call	0.90	01/05/18	6	—
Japanese Yen Future	Call	0.89	01/05/18	12	4
Japanese Yen Future	Call	0.89	02/09/18	9	10
U.S. Treasury Long Bond Future	Call	151.00	01/26/18	35	91
U.S. Treasury Long Bond Future	Put	154.00	01/26/18	5	9
U.S. Treasury Long Bond Future	Put	153.00	01/26/18	71	90
U.S. Treasury Long Bond Future	Put	138.00	01/26/18	421	7
U.S. Treasury Long Bond Week 1 Future	Call	123.75	01/05/18	5	2
					259
Options on Securities
AK Steel Holding Corp.	Call	7.00	01/19/18	445	1
DISH Network Corp.	Call	52.50	01/19/18	9	—
DowDuPont Inc.	Put	65.00	02/16/18	207	9
Huntsman Corp.	Put	26.00	01/19/18	86	—
Huntsman Corp.	Put	25.00	01/19/18	519	—
Huntsman Corp.	Put	24.00	01/19/18	143	—
Materials Select Sector SPDR Fund	Put	60.00	01/19/18	51	2
QUALCOMM Inc.	Put	62.50	01/19/18	49	2
Trinity Industries Inc.	Call	37.00	01/19/18	27	3
VanEck Vectors Semiconductor ETF	Put	90.00	01/19/18	144	3
					20

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]	Value ($)
Credit Default Swaptions
CDX.NA.HY.29, 12/20/22	BOA	Call		1.08	01/18/18	2,300,000	8
CDX.NA.IG.29, 12/20/22	GSC	Call		0.50	01/18/18	5,740,000	5
							13
Foreign Currency Options
Colombian Peso versus USD	CGM	Put	COP	2,968.00	02/07/18	1,120,000	11
Colombian Peso versus USD	GSC	Put	COP	2,985.00	01/10/18	1,080,000	7
Colombian Peso versus USD	GSC	Put	COP	2,695.00	03/08/18	1,080,000	—
Mexican Peso versus USD	BCL	Put	MXN	18.33	01/05/18	1,160,000	—
Mexican Peso versus USD	BOA	Put	MXN	19.00	01/17/18	3,000,000	4
Mexican Peso versus USD	GSC	Put	MXN	19.44	03/26/18	1,060,000	14
New Turkish Lira versus USD	JPM	Put	TRY	3.93	01/19/18	1,440,000	48
Russian Ruble versus USD	CGM	Put	RUB	58.79	01/10/18	1,120,000	24
Russian Ruble versus USD	CGM	Put	RUB	58.63	03/12/18	1,120,000	27
Russian Ruble versus USD	GSC	Put	RUB	59.45	02/15/18	1,110,000	37
							172

Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Future Options
10-Year U.S. Treasury Note Future	Call	125.00	01/26/18	103	(19)
10-Year U.S. Treasury Note Future	Call	126.00	01/26/18	17	(1)
10-Year U.S. Treasury Note Future	Call	124.00	01/26/18	11	(5)
10-Year U.S. Treasury Note Future	Call	125.50	01/26/18	11	—
10-Year U.S. Treasury Note Future	Call	126.50	02/23/18	11	(1)
10-Year U.S. Treasury Note Future	Call	125.00	02/23/18	36	(12)
10-Year U.S. Treasury Note Future	Put	123.00	01/26/18	17	(2)
10-Year U.S. Treasury Note Future	Put	123.50	01/26/18	12	(3)
10-Year U.S. Treasury Note Future	Put	124.00	01/26/18	41	(17)
10-Year U.S. Treasury Note Future	Put	122.00	02/23/18	11	(1)
5-Year U.S. Treasury Note Future	Call	116.75	01/26/18	85	(5)
5-Year U.S. Treasury Note Future	Call	117.25	02/23/18	2	—
5-Year U.S. Treasury Note Future	Put	116.00	01/26/18	26	(5)
5-Year U.S. Treasury Note Future	Put	115.75	01/26/18	42	(3)
Australian Dollar Future	Call	0.77	02/09/18	10	(14)
British Pound Future	Call	1.35	01/05/18	9	(4)
British Pound Future	Call	1.34	01/05/18	6	(6)
Canadian Dollar Future	Call	0.79	02/09/18	5	(7)
Euro FX Currency Future	Call	1.20	02/09/18	15	(28)
U.S. Treasury Long Bond Future	Call	155.00	01/26/18	10	(6)
U.S. Treasury Long Bond Future	Call	154.00	01/26/18	31	(25)
U.S. Treasury Long Bond Future	Call	153.00	01/26/18	58	(75)
U.S. Treasury Long Bond Future	Call	155.00	02/23/18	3	(3)
U.S. Treasury Long Bond Future	Put	151.00	01/26/18	17	(10)
U.S. Treasury Long Bond Future	Put	152.00	01/26/18	6	(5)
U.S. Treasury Long Bond Future	Put	149.00	01/26/18	39	(8)
U.S. Treasury Long Bond Future	Put	150.00	01/26/18	10	(3)
					(268)
Options on Securities
AK Steel Holding Corp.	Put	5.50	01/19/18	223	(4)
DowDuPont Inc.	Call	72.50	01/19/18	27	(1)
DowDuPont Inc.	Call	70.00	02/16/18	230	(66)
Huntsman Corp.	Call	29.00	01/19/18	605	(266)
Huntsman Corp.	Call	27.00	01/19/18	143	(96)
Lennar Corp.	Put	55.00	02/16/18	90	—
QUALCOMM Inc.	Call	67.50	01/19/18	49	(1)
VanEck Vectors Semiconductor ETF	Put	80.00	01/19/18	144	(1)
					(435)

OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
Credit Default Swaptions
CDX.NA.HY.29, 12/20/22	BOA	Put	1.03	01/18/18	2,300,000	(1)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Notional/ Contracts [1]	Value ($)
CDX.NA.IG.29, 12/20/22	GSC	Put		0.90	01/18/18	5,740,000	—
							(1)
Foreign Currency Options
Chilean Peso versus USD	GSC	Call	CLP	633.50	03/19/18	1,500,000	(11)
Mexican Peso versus USD	BCL	Put	MXN	17.85	01/05/18	2,320,000	—
Mexican Peso versus USD	BCL	Put	MXN	18.89	01/23/18	1,560,000	(2)
Mexican Peso versus USD	BOA	Put	MXN	18.50	01/17/18	6,000,000	—
Mexican Peso versus USD	CGM	Put	MXN	18.50	02/07/18	1,120,000	(1)
Mexican Peso versus USD	GSC	Put	MXN	18.35	01/11/18	1,440,000	—
Mexican Peso versus USD	GSC	Put	MXN	18.75	02/16/18	1,110,000	(3)
Mexican Peso versus USD	GSC	Put	MXN	19.21	02/23/18	1,490,000	(11)
Mexican Peso versus USD	GSC	Put	MXN	18.68	03/13/18	1,200,000	(4)
Mexican Peso versus USD	GSC	Put	MXN	18.93	03/26/18	2,120,000	(13)
Mexican Peso versus USD	JPM	Put	MXN	18.45	01/09/18	1,150,000	—
Mexican Peso versus USD	JPM	Put	MXN	18.91	03/12/18	2,260,000	(11)
Mexican Peso versus USD	MSC	Put	MXN	19.26	03/27/18	1,060,000	(11)
South African Rand versus USD	BOA	Call	ZAR	14.32	03/05/18	800,000	(2)
South African Rand versus USD	GSC	Call	ZAR	13.50	03/15/18	500,000	(4)
South African Rand versus USD	JPM	Call	ZAR	15.00	01/22/18	1,440,000	—
South African Rand versus USD	JPM	Put	ZAR	14.00	02/12/18	1,110,000	(134)
							(207)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
ARS/USD	CIT	02/05/18	ARS	15,518	818	21
ARS/USD	JPM	03/23/18	ARS	20,650	1,063	(54)
ARS/USD	BOA	04/10/18	ARS	7,820	399	(9)
ARS/USD	GSC	04/11/18	ARS	4,470	228	(2)
ARS/USD	CIT	04/12/18	ARS	3,122	159	(3)
ARS/USD	JPM	09/17/18	ARS	11,676	550	(10)
AUD/USD	BCL	01/19/18	AUD	33	26	—
BRL/USD	CIT	01/19/18	BRL	3,041	915	(25)
BRL/USD	GSC	01/19/18	BRL	4,282	1,288	(34)
CAD/USD	BCL	01/19/18	CAD	3,076	2,454	(7)
CLP/USD	GSC	01/19/18	CLP	953,940	1,550	47
CNH/USD	BCL	01/19/18	CNH	498	76	2
CNH/USD	BOA	01/19/18	CNH	1,101	169	4
COP/USD	BCL	01/19/18	COP	1,296,720	434	8
COP/USD	CIT	01/19/18	COP	2,792,720	934	3
COP/USD	JPM	01/19/18	COP	994,200	333	(3)
EUR/USD	BCL	01/19/18	EUR	25	30	1
EUR/USD	CIT	01/19/18	EUR	1,140	1,371	19
EUR/USD	BNP	03/22/18	EUR	2,500	3,017	40
GBP/USD	BCL	01/19/18	GBP	405	548	14
GBP/USD	JPM	07/13/18	GBP	48	66	1
IDR/USD	JPM	01/19/18	IDR	1,333,803	98	1
INR/USD	BCL	01/19/18	INR	361,965	5,660	170
INR/USD	BOA	01/19/18	INR	97,325	1,522	35
JPY/USD	BCL	01/19/18	JPY	3,520	31	—
MXN/USD	JPM	01/11/18	MXN	7,604	387	(16)
MXN/USD	GSC	01/16/18	MXN	7,227	367	(13)
MXN/USD	BCL	01/19/18	MXN	60,664	3,080	(72)
MXN/USD	BOA	01/19/18	MXN	1,718	87	(3)
MXN/USD	GSC	01/19/18	MXN	8,737	443	(10)
MXN/USD	JPM	01/19/18	MXN	21,449	1,088	(42)
MXN/USD	BCL	01/25/18	MXN	11,216	569	(10)
MXN/USD	GSC	02/27/18	MXN	9,663	487	(3)
MXN/USD	JPM	03/14/18	MXN	15,456	777	(19)
PEN/USD	JPM	01/19/18	PEN	4,930	1,522	5
PLN/USD	BBH	01/03/18	PLN	150	43	—
PLN/USD	BBH	01/04/18	PLN	36	10	—
PLN/USD	BCL	01/19/18	PLN	9,331	2,683	100
PLN/USD	BOA	01/19/18	PLN	149	43	—
RUB/USD	BCL	01/19/18	RUB	232,285	4,024	68
TRY/USD	BOA	01/19/18	TRY	48	13	—
TRY/USD	CIT	01/19/18	TRY	8,624	2,264	(32)
TRY/USD	BCL	01/22/18	TRY	2,086	547	30
USD/ARS	JPM	04/10/18	ARS	(7,182)	(366)	7
USD/AUD	BCL	01/19/18	AUD	(4,372)	(3,415)	(15)
USD/AUD	BCL	01/19/18	AUD	(1,079)	(843)	—
USD/BRL	JPM	01/19/18	BRL	(6,404)	(1,927)	64
USD/CAD	SSB	03/15/18	CAD	(3,000)	(2,395)	(48)
USD/CAD	RBS	03/22/18	CAD	(2,710)	(2,163)	(55)
USD/CNH	CIT	01/19/18	CNH	(32,750)	(5,023)	(125)
USD/CNH	JPM	01/19/18	CNH	(345)	(53)	—
USD/CNY	BCL	01/19/18	CNY	(9,248)	(1,419)	(37)
USD/COP	GSC	01/12/18	COP	(1,110,780)	(372)	(5)
USD/COP	BCL	01/19/18	COP	(2,069,030)	(692)	(11)
USD/COP	BCL	01/19/18	COP	(35,252)	(12)	—
USD/COP	GSC	01/19/18	COP	(4,592,250)	(1,536)	8
USD/COP	CIT	02/09/18	COP	(1,154,440)	(385)	(5)
USD/COP	GSC	03/12/18	COP	(1,163,619)	(388)	(4)
USD/DKK	JPM	02/20/18	DKK	(20,151)	(3,262)	(49)
USD/DKK	JPM	02/20/18	DKK	(456)	(74)	—
USD/EUR	BCL	01/19/18	EUR	(3,822)	(4,595)	(69)
USD/EUR	CIT	01/19/18	EUR	(12,382)	(14,887)	(201)
USD/EUR	GSC	01/19/18	EUR	(140)	(168)	(3)
USD/EUR	JPM	01/19/18	EUR	(250)	(301)	(4)
USD/EUR	JPM	03/20/18	EUR	(3,408)	(4,112)	(43)
USD/EUR	CIT	03/22/18	EUR	(17,568)	(21,200)	(432)
USD/EUR	JPM	08/15/18	EUR	(1,129)	(1,377)	(18)
USD/EUR	JPM	08/15/18	EUR	(555)	(677)	—
USD/GBP	JPM	01/03/18	GBP	(2,298)	(3,108)	(43)
USD/GBP	JPM	01/03/18	GBP	(6)	(8)	—
USD/GBP	BCL	01/19/18	GBP	(52)	(70)	(1)
USD/GBP	JPM	01/24/18	GBP	(1,059)	(1,433)	(36)
USD/GBP	JPM	01/24/18	GBP	—	—	—
USD/GBP	JPM	03/21/18	GBP	(534)	(724)	(7)
USD/GBP	JPM	03/21/18	GBP	(36)	(49)	—
USD/GBP	HSB	03/22/18	GBP	(750)	(1,016)	(7)
USD/GBP	SSB	03/22/18	GBP	(2,381)	(3,227)	(40)
USD/GBP	JPM	07/13/18	GBP	(6,166)	(8,390)	(40)
USD/GBP	JPM	07/13/18	GBP	(12)	(16)	—
USD/IDR	CIT	01/19/18	IDR	(7,031,592)	(517)	(1)
USD/IDR	JPM	01/19/18	IDR	(711,891)	(52)	—
USD/INR	JPM	01/19/18	INR	(113,552)	(1,775)	(24)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/JPY	BCL	01/19/18	JPY	(175,110)	(1,556)	(14)
USD/JPY	BOA	01/19/18	JPY	(467,753)	(4,156)	28
USD/JPY	JPM	01/19/18	JPY	(70,966)	(631)	(1)
USD/JPY	SSB	03/15/18	JPY	(267,740)	(2,385)	8
USD/KRW	BOA	01/19/18	KRW	(1,129,712)	(1,056)	(57)
USD/MXN	BCL	01/19/18	MXN	(38,819)	(1,970)	6
USD/MXN	BOA	01/19/18	MXN	(71,636)	(3,636)	169
USD/MXN	JPM	01/19/18	MXN	(1,200)	(61)	1
USD/PHP	BCL	01/19/18	PHP	(72,333)	(1,448)	(58)
USD/PLN	BOA	01/19/18	PLN	(242)	(70)	(4)
USD/RUB	CIT	01/11/18	RUB	(23,992)	(416)	(13)
USD/RUB	GSC	02/16/18	RUB	(25,734)	(444)	(22)
USD/RUB	CIT	03/13/18	RUB	(24,868)	(428)	(14)
USD/SGD	JPM	01/22/18	SGD	(1,368)	(1,024)	(8)
USD/TRY	BOA	01/19/18	TRY	(2,828)	(742)	(21)
USD/TRY	JPM	01/22/18	TRY	(2,086)	(547)	(31)
USD/TWD	BOA	01/19/18	TWD	(9,415)	(317)	(2)
USD/TWD	JPM	01/19/18	TWD	(69,757)	(2,346)	(40)
USD/ZAR	BBH	01/02/18	ZAR	(1,302)	(105)	1
USD/ZAR	BBH	01/03/18	ZAR	(3,665)	(295)	—
USD/ZAR	BBH	01/04/18	ZAR	(291)	(23)	—
USD/ZAR	BCL	01/19/18	ZAR	(9,460)	(760)	(64)
USD/ZAR	BOA	01/19/18	ZAR	(1,766)	(142)	(14)
USD/ZAR	JPM	01/19/18	ZAR	(18,511)	(1,487)	(118)
USD/ZAR	JPM	01/24/18	ZAR	(4,356)	(350)	(42)
USD/ZAR	BOA	03/07/18	ZAR	(3,246)	(259)	(23)
ZAR/USD	BCL	01/19/18	ZAR	364	29	4
ZAR/USD	BOA	01/19/18	ZAR	15,585	1,252	135
ZAR/USD	BOA	01/24/18	ZAR	4,356	350	41
ZAR/USD	JPM	02/14/18	ZAR	5,664	453	65
ZAR/USD	JPM	03/07/18	ZAR	3,234	258	22
					(74,166)	(1,108)

OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate (%)	Expiration	Notional [1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Brazil Interbank Deposit Rate (A)	Paying	BOA	12.49	01/04/21	BRL	12,970	—	285
Brazil Interbank Deposit Rate (A)	Paying	GSC	9.93	01/02/19	BRL	32,500	—	317
							—	602

OTC Credit Default Swap Agreements
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CMBX.NA.AAA.6 (M)	MSC	N/A	0.50	05/11/63	395	(3)	(3)	—
CMBX.NA.AAA.6 (M)	MSC	N/A	0.50	05/11/63	593	(4)	(4)	—
Toll Brothers Finance Corp., 4.38%, 04/15/23 (Q)	JPM	N/A	1.00	12/20/22	420	(5)	(4)	(1)
					1,408	(12)	(11)	(1)
Credit default swap agreements - sell protection[4]
CMBX.NA.A.6 (M)	MSC	N/A	2.00	05/11/63	(300)	(14)	(15)	1
CMBX.NA.A.6 (M)	MSC	N/A	2.00	05/11/63	(200)	(9)	(10)	1
CMBX.NA.BBB-.6 (M)	MSC	N/A	3.00	05/11/63	(100)	(14)	(15)	1
CMBX.NA.BBB-.6 (M)	MSC	N/A	3.00	05/11/63	(200)	(29)	(33)	4
CMBX.NA.BBB-.6 (M)	MSC	N/A	3.00	05/11/63	(100)	(14)	(16)	2
CMBX.NA.BBB-.6 (M)	MSC	N/A	3.00	05/11/63	(200)	(29)	(32)	3
CMBX.NA.BBB-.6 (M)	MSC	N/A	3.00	05/11/63	(300)	(43)	(47)	4
					(1,400)	(152)	(168)	16

OTC Contracts for Difference
Reference Entity[2]	Counterparty	Financing Fee	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)

58.Com Inc. (M)	GSC	Federal Funds Effective Rate -0.50%	TBD	(10)		(685)	(6)
Agricultural Bank of China Ltd. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	1,111	HKD	4,033	1
AIA Group Ltd. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	102	HKD	6,416	45
Airports of Thailand PCL (M)	MSC	Federal Funds Effective Rate -1.55%	TBD	(526)		(1,038)	(74)
Alibaba Group Holding Ltd. (E)	GSC	Federal Funds Effective Rate +0.40%	TBD	29		5,009	31
Amorepacific Corp. (M)	GSC	Federal Funds Effective Rate -0.50%	TBD	(7)		(936)	14
Antofagasta Plc (M)	GSC	Sterling Overnight Index Average -0.40%	TBD	(30)	GBP	(284)	(26)
AU Optronics Corp. (M)	MSC	Federal Funds Effective Rate -5.59%	TBD	(1,634)		(673)	(9)
Axis Bank Ltd. (M)	GSC	Federal Funds Effective Rate -1.25%	TBD	(3)		(127)	(1)
B2W (M)	MSC	Federal Funds Effective Rate -9.00%	TBD	(73)		(398)	(52)
Baidu Inc. (E)	GSC	Federal Funds Effective Rate +0.40%	TBD	9		2,090	(14)
Bank of East Asia Ltd. (M)	MBL	1-Month Hong Kong Interbank Offered Rate -1.00%	TBD	(151)	HKD	(4,952)	(22)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

BGEO Group Plc (E)	GSC	Sterling Overnight Index Average +0.40%	TBD	34	GBP	1,182	23
OTC Contracts for Difference (continued)
Reference Entity[2]	Counterparty	Financing Fee	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)
BNK Financial Group Inc. (E)	GSC	Federal Funds Effective Rate +0.65%	TBD	84		725	13
Cathay Pacific Airways Ltd. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -1.25%	TBD	(580)	HKD	(7,064)	4
Celltrion Healthcare Co. Ltd. (M)	MBL	Federal Funds Effective Rate -10.86%	TBD	(5)		(413)	(93)
Celltrion Inc. (M)	GSC	Federal Funds Effective Rate -3.50%	TBD	(3)		(545)	(63)
Cheng Shin Rubber Industry Co. Ltd. (M)	GSC	Federal Funds Effective Rate -1.25%	TBD	(236)		(401)	(15)
China Aircraft Leasing Group Holding Ltd. (M)	MSC	1-Month Hong Kong Interbank Offered Rate -11.96%	TBD	(959)	HKD	(7,376)	(63)
China Lesso Group Holdings Ltd. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	2,170	HKD	10,329	83
China Life Insurance Co. Ltd. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -0.50%	TBD	(174)	HKD	(4,272)	—
China Machinery Engineering Corp. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	685	HKD	3,309	21
China MeiDong Auto Holdings Ltd. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	1,144	HKD	2,643	19
China Pacific Insurance Group Co. Ltd. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -0.50%	TBD	(100)	HKD	(3,795)	5
China Resource Beer Holdings Co. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -0.50%	TBD	(200)	HKD	(5,300)	(40)
China Taiping Insurance Holdings Co. Ltd. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -0.50%	TBD	(167)	HKD	(4,916)	2
China Telecom Corp. Ltd. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	2,432	HKD	9,096	(7)
China Unicom Hong Kong Ltd. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	774	HKD	8,112	7
CIA De Gas De SAO (E)	GSC	Federal Funds Effective Rate +0.75%	TBD	21		344	37
CIA Saneamento Minas Gerais (E)	GSC	Federal Funds Effective Rate +0.75%	TBD	27		339	17
Cie Financiere Richemont SA (M)	GSC	South African Johannesburg Interbank Agreed Rate -1.75%	TBD	(32)	ZAR	(3,623)	6
CJ CGV (M)	MSC	Federal Funds Effective Rate -5.59%	TBD	(14)		(975)	(13)
Commercial International Bank Egypt SAE - GDR (E)	GSC	Federal Funds Effective Rate +0.80%	TBD	100		404	30
COSCO Shipping Ports Ltd. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -2.00%	TBD	(2,964)	HKD	(4,624)	(15)
COSCO Shipping Ports Ltd. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -4.00%	TBD	(1,064)	HKD	(4,180)	(14)
DiGi.Com Bhd (M)	MSC	Federal Funds Effective Rate -3.96%	TBD	(811)		(958)	(75)
Eclat Textile Co. Ltd. (M)	MBL	Federal Funds Effective Rate -6.23%	TBD	(55)		(538)	(15)
Ecopetrol SA (M)	GSC	Federal Funds Effective Rate -2.98%	TBD	(69)		(911)	(98)
Ednered SA (M)	GSC	Euro Overnight Index Average -0.40%	TBD	(11)	EUR	(252)	(2)
EFG Hermes Holdings SAE (E)	GSC	Federal Funds Effective Rate +0.80%	TBD	331		436	3
El Puerto de Liverpool SAB de CV (M)	GSC	Federal Funds Effective Rate -0.50%	TBD	(97)		(648)	32
Emperador Inc. (M)	MBL	Federal Funds Effective Rate -4.00%	TBD	(1,889)		(273)	(6)
Eugene Technology Co. Ltd. (E)	GSC	Federal Funds Effective Rate +0.65%	TBD	51		1,027	(12)
Feng Tay Enterprise Co. Ltd. (M)	MBL	Federal Funds Effective Rate -3.95%	TBD	(179)		(803)	(13)
Fresnillo Plc (M)	GSC	Sterling Overnight Index Average -0.40%	TBD	(17)	GBP	(229)	(24)
Fullshare Holdings Ltd. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -8.75%	TBD	(1,218)	HKD	(3,896)	(62)
Gazit-Globe Ltd. (E)	GSC	3-Month Tel Aviv Interbank Offered Rate +0.70%	TBD	182	ILS	6,472	88
Georgia Healthcare Group Plc (E)	GSC	Sterling Overnight Index Average +0.40%	TBD	43	GBP	150	3
Ginkgo International Ltd. (M)	GSC	Federal Funds Effective Rate -7.50%	TBD	(38)		(261)	(17)
Gree Electric Appliances Inc. (E)	GSC	Federal Funds Effective Rate +0.90%	TBD	162		1,091	(7)
Grupo Sanborns SA de CV‡ (E)	GSC	Federal Funds Effective Rate +0.65%	TBD	2,451		1,187	(39)
Grupo Televisa SAB (M)	GSC	Federal Funds Effective Rate -0.25%	TBD	(9)		(165)	4
Haier Electronics Group Co. Ltd. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	177	HKD	3,655	17
Hana Financial Group Inc. (E)	GSC	Federal Funds Effective Rate +0.65%	TBD	15		695	18
Hangzhou Hikvision Digital (E)	GSC	Federal Funds Effective Rate +0.90%	TBD	236		1,357	54
Hite Jinro Co Ltd. (M)	GSC	Federal Funds Effective Rate -1.00%	TBD	(30)		(673)	(8)
HK Electric Investments Ltd. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -1.00%	TBD	(431)	HKD	(3,065)	(2)
HM Sampoerna (M)	MBL	Federal Funds Effective Rate -3.50%	TBD	(2,509)		(841)	(34)
Hong Kong & China Gas Co. Ltd. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -0.50%	TBD	(425)	HKD	(6,421)	(12)
Hong Kong Exchanges & Clearing Ltd. (M)	MBL	1-Month Hong Kong Interbank Offered Rate -0.40%	TBD	(15)	HKD	(3,427)	(12)
Huadian Power International (M)	GSC	1-Month Hong Kong Interbank Offered Rate -1.75%	TBD	(1,818)	HKD	(5,163)	—
Huaneng Power International Inc. (M)	MBL	1-Month Hong Kong Interbank Offered Rate -0.40%	TBD	(1,116)	HKD	(5,535)	9
Hyundai Mobis (E)	GSC	Federal Funds Effective Rate +0.65%	TBD	3		845	—
Imperial Pacific International (M)	MSC	1-Month Hong Kong Interbank Offered Rate -21.63%	TBD	(5,560)	HKD	(606)	1
Innolux Corp. (M)	GSC	Federal Funds Effective Rate -3.50%	TBD	(1,484)		(609)	(10)
Jasa Marga Persero Tbk PT (M)	MBL	Federal Funds Effective Rate -3.50%	TBD	(631)		(289)	(9)
Jiangsu Yanghe Brewery (E)	GSC	Federal Funds Effective Rate +0.90%	TBD	51		872	20
K Wah International Holdings Ltd. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	507	HKD	2,134	4
Kakao Corp. (M)	GSC	Federal Funds Effective Rate -8.00%	TBD	(4)		(526)	(13)
Kasikornbank PCL - NVDR (M)	GSC	Federal Funds Effective Rate -0.50%	TBD	(59)		(414)	(4)
Kiwoom Securities Co. Ltd. (E)	GSC	Federal Funds Effective Rate +0.65%	TBD	12		919	35
Kunlun Energy Company Ltd. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	610	HKD	4,917	6

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

LG Chem Ltd. (E)	GSC	Federal Funds Effective Rate +0.65%	TBD	3		1,214	36
OTC Contracts for Difference (continued)
Reference Entity[2]	Counterparty	Financing Fee	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)
LG Display Co. Ltd. (M)	GSC	Federal Funds Effective Rate -0.50%	TBD	(25)		(679)	(21)
Logo Yazilim Sanayi Ve Ticaret A/S (E)	GSC	Federal Funds Effective Rate +0.70%	TBD	50		729	39
LPP SA (M)	GSC	Federal Funds Effective Rate -3.50%	TBD	(0)		(365)	(6)
Maashan Iron & Steel Co. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -1.50%	TBD	(1,614)	HKD	(5,778)	(23)
Maxis Bhd (M)	MSC	Federal Funds Effective Rate -4.27%	TBD	(567)		(823)	(26)
MercadoLibre, Inc. (M)	GSC	Federal Funds Effective Rate -0.25%	TBD	(2)		(710)	31
Motor Oil SA (E)	GSC	Euro Overnight Index Average +2.50%	TBD	35	EUR	662	(1)
MTN Group Ltd. (M)	GSC	South African Johannesburg Interbank Agreed Rate -0.75%	TBD	(88)	ZAR	(11,622)	(31)
MTR Corp. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -0.50%	TBD	(123)	HKD	(5,578)	(8)
Natura Cosmeticos SA (M)	MSC	Federal Funds Effective Rate -8.00%	TBD	(79)		(730)	(60)
New China Life Insurance Co. Ltd. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -0.50%	TBD	(79)	HKD	(4,228)	2
Paradise Co. Ltd. (M)	MSC	Federal Funds Effective Rate -11.50%	TBD	(38)		(785)	(17)
Parkson Retail Group Ltd. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -1.75%	TBD	(4,693)	HKD	(4,552)	42
Petra Diamonds Ltd. (E)	GSC	Sterling Overnight Index Average +0.40%	TBD	1,292	GBP	953	74
PICC Property and Casualty Co. Ltd. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	208	HKD	3,153	(4)
Posco Daewoo Corp. (M)	MBL	Federal Funds Effective Rate -0.50%	TBD	(43)		(717)	(5)
Prada SpA (M)	GSC	1-Month Hong Kong Interbank Offered Rate -0.50%	TBD	(153)	HKD	(4,263)	(8)
Qingdao Haier Co. Ltd. (E)	GSC	Federal Funds Effective Rate +0.90%	TBD	283		815	2
Samsonite International SA (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	159	HKD	5,721	(3)
Samsung Electronics Co. Ltd. (E)	GSC	Federal Funds Effective Rate +0.65%	TBD	1		3,424	3
Samsung SDI Co. (E)	GSC	Federal Funds Effective Rate +0.65%	TBD	12		2,286	(21)
SATS Ltd. (M)	GSC	Singapore Swap Offer Rate -0.50%	TBD	(191)	SGD	(1,003)	9
Seah Besteel Corp. (M)	MBL	Federal Funds Effective Rate -1.89%	TBD	(26)		(681)	(25)
SembCorp Marine Ltd. (M)	MSC	Singapore Swap Offer Rate -5.94%	TBD	(397)	SGD	(766)	26
Semiconductor Manufacturing International Corp. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -5.75%	TBD	(252)	HKD	(2,897)	(65)
Shanghai Haohai Biological Technology Co. Ltd. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	114	HKD	4,231	5
Singapore Airlines Ltd. (M)	GSC	Singapore Swap Offer Rate -0.50%	TBD	(108)	SGD	(1,151)	(2)
Singapore Press Holdings Ltd. (M)	GSC	Singapore Swap Offer Rate -1.50%	TBD	(376)	SGD	(982)	(37)
Sitronix Technology Corp. (M)	GSC	Federal Funds Effective Rate -3.00%	TBD	(86)		(229)	(13)
SK Hynix Inc. (E)	GSC	Federal Funds Effective Rate +0.65%	TBD	7		537	(18)
Sociedad Quimica y Minera de Chile SA (M)	GSC	Federal Funds Effective Rate -0.25%	TBD	(11)		(623)	(14)
Standard Chartered Plc (M)	GSC	Sterling Overnight Index Average -0.40%	TBD	(64)	GBP	(497)	(8)
Subsea 7 S.A. (M)	GSC	1-Month Norway Interbank Offered Rate -0.40%	TBD	(48)	NOK	(5,849)	(12)
Sunny Optical Technology Group Co. Ltd. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	76	HKD	7,737	(19)
Taiwan Semiconductor Manufacturing Co. Ltd. (E)	GSC	Federal Funds Effective Rate +0.65%	TBD	584		4,381	120
Tamar Petroleum Ltd. (E)	GSC	3-Month Tel Aviv Interbank Offered Rate +0.70%	TBD	377	ILS	7,130	64
TBC Bank Group Plc (E)	GSC	Sterling Overnight Index Average +0.40%	TBD	34	GBP	552	47
Technovator International Ltd. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	1,462	HKD	3,246	37
Telesites SAB DE CV (M)	GSC	Federal Funds Effective Rate -0.50%	TBD	(699)		(524)	(6)
Tencent Holdings Ltd. (E)	GSC	1-Month Hong Kong Interbank Offered Rate +0.50%	TBD	146	HKD	58,615	86
Thai Airways International (M)	MBL	Federal Funds Effective Rate -12.08%	TBD	(1,412)		(747)	(5)
Tian Ge Interactive (M)	GSC	1-Month Hong Kong Interbank Offered Rate -14.25%	TBD	(848)	HKD	(5,470)	28
Towngas China Co. Ltd. (M)	MBL	1-Month Hong Kong Interbank Offered Rate -1.00%	TBD	(731)	HKD	(4,498)	(12)
Tsingtao Brewery Co. Ltd. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -0.50%	TBD	(104)	HKD	(4,194)	—
Tuniu Corp. (M)	GSC	Federal Funds Effective Rate -3.55%	TBD	(89)		(683)	3
Unilever Indonesia (M)	MBL	Federal Funds Effective Rate -4.00%	TBD	(265)		(1,056)	(45)
United Microelectronics Corp. (M)	GSC	Federal Funds Effective Rate -1.29%	TBD	(409)		(1,005)	29
Wipro Ltd. (M)	GSC	Federal Funds Effective Rate -1.01%	TBD	(56)		(316)	7
Wuliangye Yibin Co Ltd. (E)	GSC	Federal Funds Effective Rate +0.90%	TBD	24		284	9
Yashili International Holdings Ltd. (M)	GSC	1-Month Hong Kong Interbank Offered Rate -10.75%	TBD	(2,768)	HKD	(4,235)	11
Yatas (E)	GSC	Federal Funds Effective Rate +0.70%	TBD	191		1,328	93
							(61)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Total Return Swap Agreements
Reference Entity[2]	Counterparty	Rate Paid/Received by Fund[9]	Expiration	Notional[1]	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
COMMON STOCKS
BOK Financial Corp (E)	BOA	1M LIBOR +0.45%	06/29/18	2,079	684
Gemalto NV (E)	BOA	1M LIBOR +0.35%	12/18/18	259	4
Luxottica Group SpA (E)	BOA	1M LIBOR +0.35%	05/10/18	7	—
Paysafe Group Plc (E)^	BOA	1M LIBOR +0.45%	09/27/18	1,297	32
Sky Plc (E)	BOA	1M LIBOR +0.45%	07/16/18	6,824	503
Worldpay Group Plc (E)	BOA	1M LIBOR +0.45%	09/07/18	8,328	783
Abertis Infrastructure SA (E)	JPM	3M LIBOR +0.40%	12/24/18	5,007	16
Booker Group Plc (E)	JPM	3M LIBOR +0.30%	01/02/19	1,175	33
Gemalto NV (E)	JPM	3M LIBOR +0.40%	12/28/18	1,685	12
Global Patners LP (E)	JPM	3M LIBOR +0.75%	10/10/18	982	37
Nets Holdings A/S (E)	JPM	3M LIBOR +0.77%	01/02/19	3,210	72
Paysafe Group Plc (E)^	JPM	3M LIBOR +0.30%	11/07/18	1,731	52
Sky Plc (E)	JPM	3M LIBOR +0.30%	01/02/19	366	7
Worldpay Group Plc (E)	JPM	3M LIBOR +0.30%	12/03/18	1,122	47
					2,282
Total return swap agreements - paying return
COMMON STOCKS
Essilor International SA (Q)	BOA	1M LIBOR -0.35%	05/10/18	(7)	—
Tesco Plc (Q)	BOA	1M LIBOR -0.45%	06/29/18	(1,637)	(538)
Tesco Plc (Q)	JPM	3M LIBOR -0.41%	01/02/19	(916)	(35)
Vantiv Inc. (Q)	JPM	3M LIBOR -0.60%	11/30/18	(8,068)	(394)
					(967)

OTC Total Return Basket Swap Agreements
Paying Return of Reference Entity[2]	Counterparty	Rate Received by Fund	Expiration	Notional [1]	Net Value of Reference Entities ($)	Unrealized Appreciation (Depreciation) ($)
Short Equity Securities (M)	MSC	Federal Funds Effective Rate	05/02/19	132,410	(131,740)	510

	Shares	Value ($)
Reference Entity - Short Equity Securities
Consumer Discretionary
Advance Auto Parts Inc.	(16)	(1,565)
Amazon.com Inc.	(2)	(1,953)
AutoZone Inc.	(3)	(2,035)
Cheesecake Factory Inc.	(5)	(251)
Chipotle Mexican Grill Inc.	(5)	(1,451)
Genuine Parts Co.	(14)	(1,330)
G-III Apparel Group Ltd.	(8)	(288)
IMAX Corp.	(32)	(729)
Jack In The Box Inc.	(8)	(805)
LCI Industries	(9)	(1,118)
Leggett & Platt Inc.	(27)	(1,284)
Liberty Broadband Corp. - Class A	(4)	(306)
LKQ Corp.	(19)	(777)
Mohawk Industries Inc.	(1)	(166)
Monro Muffler Brake Inc.	(16)	(894)
Murphy USA Inc.	(9)	(707)
Newell Brands Inc.	(62)	(1,903)
Nike Inc.	(32)	(2,027)
O'Reilly Automotive Inc.	(8)	(1,984)
Papa John's International Inc.	(9)	(527)
Starbucks Corp.	(34)	(1,941)
Tesla Motors Inc.	(6)	(1,968)
Tractor Supply Co.	(19)	(1,450)
Ulta Beauty Inc.	(7)	(1,655)
Under Armour Inc. - Class A	(18)	(258)
Under Armour Inc. - Class C	(145)	(1,937)
Wayfair Inc. - Class A	(4)	(337)
		(31,646)
Consumer Staples
B&G Foods Inc.	(30)	(1,065)
Casey's General Stores Inc.	(10)	(1,153)
Coty Inc.	(114)	(2,263)
Molson Coors Brewing Co.	(20)	(1,641)
		(6,122)
	Shares	Value ($)
Energy
Callon Petroleum Co.	(104)	(1,258)
Centennial Resource Development Inc. - Class A	(34)	(667)
Cheniere Energy Inc.	(4)	(221)
Diamondback Energy Inc.	(17)	(2,172)
Extraction Oil & Gas Inc.	(26)	(371)
Franks International NV	(110)	(734)
Gulfport Energy Corp.	(92)	(1,170)
Helmerich & Payne Inc.	(6)	(414)
Matador Resources Co.	(35)	(1,074)
Parsley Energy Inc.	(69)	(2,025)
Pembina Pipeline Corp.	(21)	(745)
RSP Permian Inc.	(49)	(1,973)
SM Energy Co.	(57)	(1,263)
Targa Resources Corp.	(38)	(1,821)
US Silica Holdings Inc.	(13)	(420)
		(16,328)
Financials
AmTrust Financial Services Inc.	(40)	(405)
Brookfield Asset Management Inc.	(41)	(1,798)
Charles Schwab Corp.	(4)	(221)
Cincinnati Financial Corp.	(7)	(487)
Erie Indemnity Co. - Class A	(2)	(268)
Financial Engines Inc.	(12)	(370)
First Financial Bankshares Inc.	(5)	(239)
Home BancShares Inc.	(12)	(288)
Markel Corp.	(2)	(1,874)
MarketAxess Holdings Inc.	(3)	(686)
Mercury General Corp.	(15)	(786)
New York Community Bancorp Inc.	(146)	(1,906)
RLI Corp.	(11)	(679)
Signature Bank	(8)	(1,132)
TFS Financial Corp.	(29)	(429)
United Bankshares Inc.	(52)	(1,804)
Validus Holdings Ltd.	(7)	(343)
WisdomTree Investments Inc.	(66)	(832)
		(14,547)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares	Value ($)
Health Care
Acadia Pharmaceuticals Inc.	(49)	(1,484)
Agios Pharmaceuticals Inc.	(21)	(1,201)
Bluebird Bio Inc.	(1)	(160)
Boston Scientific Corp.	(5)	(119)
Dentsply Sirona Inc.	(29)	(1,929)
Dexcom Inc.	(33)	(1,917)
Intercept Pharmaceuticals Inc.	(12)	(719)
Intrexon Corp.	(9)	(104)
Juno Therapeutics Inc.	(15)	(681)
Medicines Co.	(11)	(309)
Neurocrine Biosciences	(14)	(1,071)
Nevro Corp.	(15)	(1,036)
Novavax Inc.	(126)	(156)
NuVasive Inc.	(13)	(784)
Penumbra Inc.	(7)	(621)
Tesaro Inc.	(16)	(1,334)
Ultragenyx Pharmaceutical Inc.	(22)	(1,030)
		(14,655)
Industrials
Acuity Brands Inc.	(9)	(1,558)
Allegiant Travel Co.	(8)	(1,238)
C. H. Robinson	(6)	(561)
Carlisle Cos. Inc.	(3)	(330)
General Electric Co.	(84)	(1,468)
Granite Construction Inc.	(1)	(70)
Healthcare Services Group Inc.	(4)	(190)
IHS Markit Ltd.	(19)	(871)
JBT Corp.	(3)	(321)
Johnson Controls International Plc	(52)	(1,974)
Middleby Corp.	(5)	(675)
NOW Inc.	(57)	(623)
Ritchie Bros. Auctioneers Inc.	(50)	(1,494)
Spirit Airlines Inc.	(11)	(489)
Wabtec Corp.	(25)	(2,028)
Watsco Inc.	(4)	(672)
		(14,562)
Information Technology
Advanced Micro Devices Inc.	(87)	(896)
Diebold Nixdorf Inc.	(38)	(620)
	Shares	Value ($)
Information Technology (continued)
Ellie Mae Inc.	(18)	(1,573)
Finisar Corp.	(49)	(1,001)
Gartner Inc.	(9)	(1,133)
Integrated Device Technology Inc.	(24)	(725)
MACOM Technology Solutions Holdings Inc.	(34)	(1,106)
Monolithic Power Systems Inc.	(2)	(270)
NXP Semiconductors NV	(6)	(738)
Pandora Media Inc.	(131)	(630)
SunPower Corp.	(32)	(272)
SYNNEX Corp.	(6)	(816)
Tyler Technologies Inc.	—	(80)
Ubiquiti Networks Inc.	(3)	(213)
Ultimate Software Group Inc.	(1)	(207)
ViaSat Inc.	(24)	(1,796)
Zendesk Inc.	(9)	(291)
		(12,367)
Materials
Ball Corp.	(16)	(617)
Compass Minerals International Inc.	(17)	(1,250)
Ecolab Inc.	(14)	(1,919)
Martin Marietta Materials Inc.	(10)	(2,111)
RPM International Inc.	(20)	(1,022)
Vulcan Materials Co.	(16)	(2,003)
		(8,922)
Real Estate
American Campus Communities Inc.	(28)	(1,141)
Education Realty Trust Inc.	(39)	(1,372)
Healthcare Realty Trust Inc.	(24)	(768)
Howard Hughes Corp.	(13)	(1,654)
Life Storage Inc.	(20)	(1,746)
Macerich Co.	(30)	(1,970)
Mack-Cali Realty Corp.	(17)	(362)
Public Storage	—	(63)
Tanger Factory Outlet Centers Inc.	(44)	(1,161)
Taubman Centers Inc.	(32)	(2,081)
		(12,318)
Utilities
Algonquin Power & Utilities Corp.	(25)	(273)
Total Reference Entity – Short Equity Securities		(131,740)

^Swap agreement fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s Board of Trustees and classified as Level 2 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements” in the Notes to Financial Statements.

‡The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust’s Board of Trustees.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL Multi-Manager Mid Cap Fund *
COMMON STOCKS 96.5%
Consumer Discretionary 11.7%
Hasbro Inc.	93	$8,453
John Wiley & Sons Inc. - Class A	103	6,805
VF Corp.	92	6,823
Other Securities		90,616
		112,697
Consumer Staples 9.3%
Archer-Daniels-Midland Co.	224	8,977
Blue Buffalo Pet Products Inc. (a) (b)	329	10,804
Flowers Foods Inc.	409	7,902
Hormel Foods Corp.	308	11,223
JM Smucker Co.	51	6,299
Molson Coors Brewing Co. - Class B	92	7,518
Snyders-Lance Inc.	154	7,712
TreeHouse Foods Inc. (a)	114	5,638
Other Securities		23,403
		89,476
Energy 3.3%
Parsley Energy Inc. - Class A (a)	306	8,999
Other Securities		23,066
		32,065
Financials 15.3%
Aflac Inc.	84	7,334
Alleghany Corp. (a)	11	6,736
Arthur J Gallagher & Co.	209	13,231
Citizens Financial Group Inc.	154	6,486
Cullen/Frost Bankers Inc.	61	5,821
E*TRADE Financial Corp. (a)	114	5,646
Fidelity National Financial Inc.	148	5,823
Northern Trust Corp.	90	8,980
SunTrust Banks Inc.	122	7,861
WR Berkley Corp.	82	5,840
Other Securities		73,595
		147,353
Health Care 13.0%
Cooper Cos. Inc.	27	5,948
Dentsply Sirona Inc.	191	12,580
HCA Healthcare Inc. (a)	66	5,815
Hologic Inc. (a)	136	5,827
Integra LifeSciences Holdings Corp. (a)	153	7,323
Laboratory Corp. of America Holdings (a)	52	8,310
Quest Diagnostics Inc.	60	5,878
Waters Corp. (a)	37	7,051
Other Securities		66,530
		125,262
Industrials 15.2%
AMETEK Inc.	176	12,725
Ingersoll-Rand Plc	108	9,645
Nordson Corp.	67	9,809
Quanta Services Inc. (a)	155	6,070
Textron Inc.	108	6,095
Verisk Analytics Inc. (a)	68	6,557
Wabtec Corp. (b)	101	8,208
Other Securities		87,366
		146,475
Information Technology 17.3%
Ansys Inc. (a)	38	5,682
Flextronics International Ltd. (a)	318	5,713
Palo Alto Networks Inc. (a)	77	11,103
Red Hat Inc. (a)	83	9,968
Splunk Inc. (a)	107	8,905
Synopsys Inc. (a)	80	6,820
Workday Inc. - Class A (a)	61	6,186
Other Securities		112,868
		167,245
Materials 5.7%
AptarGroup Inc.	156	13,466
Crown Holdings Inc. (a)	140	7,893
Reliance Steel & Aluminum Co.	96	8,207
	Shares/Par[1]	Value
Other Securities		26,015
		55,581
Real Estate 3.3%
Alexandria Real Estate Equities Inc.	44	5,746
Other Securities		26,357
		32,103
Utilities 2.4%
Other Securities		22,986
Total Common Stocks (cost $807,573)		931,243
SHORT TERM INVESTMENTS 3.9%
Investment Companies 3.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	29,934	29,934
Securities Lending Collateral 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	7,786	7,786
Total Short Term Investments (cost $37,720)		37,720
Total Investments 100.4% (cost $845,293)		968,963
Other Assets and Liabilities, Net (0.4)%		(3,750)
Total Net Assets 100.0%		$965,213

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL Multi-Manager Small Cap Growth Fund *
COMMON STOCKS 98.2%
Consumer Discretionary 14.1%
Grand Canyon Education Inc. (a)	162	$14,519
Hilton Grand Vacations Inc. (a)	218	9,148
Planet Fitness Inc. - Class A (a)	269	9,312
Six Flags Entertainment Corp.	149	9,922
SodaStream International Ltd. (a)	176	12,385
Vail Resorts Inc.	48	10,291
Visteon Corp. (a)	88	11,071
Wendy's Co.	741	12,173
Other Securities		152,215
		241,036
Consumer Staples 1.6%
Other Securities		26,585
Energy 1.0%
Diamondback Energy Inc. (a)	104	13,162
Other Securities		3,373
		16,535
Financials 6.5%
East West Bancorp Inc.	149	9,075
LendingTree Inc. (a) (b)	35	11,698
Western Alliance Bancorp (a)	303	17,168
Other Securities		72,431
		110,372
Health Care 20.8%
Eagle Pharmaceuticals Inc. (a) (b)	271	14,462
Exact Sciences Corp. (a)	205	10,820
HealthEquity Inc. (a)	372	17,368
Ligand Pharmaceuticals Inc. (a)	138	18,789
Teladoc Inc. (a) (b)	322	11,240
West Pharmaceutical Services Inc.	99	9,781
Other Securities		272,731
		355,191
Industrials 18.2%
Beacon Roofing Supply Inc. (a)	166	10,588
Brink's Co.	136	10,752
Echo Global Logistics Inc. (a)	398	11,155
H&E Equipment Services Inc.	259	10,549
HEICO Corp. - Class A	173	13,709
Herc Holdings Inc. (a)	149	9,314
Hexcel Corp.	202	12,473
Kennametal Inc.	331	16,013
Knight-Swift Transportation Holdings Inc. - Class A	246	10,766
XPO Logistics Inc. (a)	121	11,077
Other Securities		195,137
		311,533
Information Technology 31.2%
2U Inc. (a)	195	12,599
Advanced Energy Industries Inc. (a)	224	15,083
Black Knight Inc. (a)	502	22,158
CoStar Group Inc. (a)	45	13,498
Cypress Semiconductor Corp.	732	11,149
Euronet Worldwide Inc. (a)	240	20,260
HubSpot Inc. (a)	132	11,669
InterXion Holding NV (a)	263	15,513
Littelfuse Inc.	84	16,624
LivePerson Inc. (a)	1,030	11,842
LogMeIn Inc.	198	22,694
MINDBODY Inc. - Class A (a)	340	10,371
Monolithic Power Systems Inc.	132	14,818
Paycom Software Inc. (a) (b)	154	12,362
Proofpoint Inc. (a)	111	9,808
RingCentral Inc. - Class A (a)	314	15,221
Take-Two Interactive Software Inc. (a)	92	10,116
Ultimate Software Group Inc. (a)	78	17,046
Other Securities		269,873
		532,704
Materials 3.9%
Ashland Global Holdings Inc.	168	11,942
GCP Applied Technologies Inc. (a)	362	11,533
	Shares/Par[1]	Value
Other Securities		43,612
		67,087
Real Estate 0.7%
Other Securities		12,062
Telecommunication Services 0.1%
Other Securities		1,806
Utilities 0.1%
Other Securities		1,258
Total Common Stocks (cost $1,385,405)		1,676,169
RIGHTS 0.0%
Other Securities		482
Total Rights (cost $159)		482
SHORT TERM INVESTMENTS 7.5%
Investment Companies 2.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	34,196	34,196
Securities Lending Collateral 5.5%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	93,016	93,016
Total Short Term Investments (cost $127,212)		127,212
Total Investments 105.7% (cost $1,512,776)		1,803,863
Other Assets and Liabilities, Net (5.7)%		(96,653)
Total Net Assets 100.0%		$1,707,210

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL Multi-Manager Small Cap Value Fund *
COMMON STOCKS 97.9%
Consumer Discretionary 13.7%
Brinker International Inc. (a)	181	$7,042
Gildan Activewear Inc.	484	15,646
Helen of Troy Ltd. (b)	150	14,463
Malibu Boats Inc. - Class A (b)	227	6,758
Nautilus Inc. (b)	734	9,802
Tenneco Inc.	185	10,824
Winnebago Industries Inc.	227	12,631
Other Securities		91,294
		168,460
Consumer Staples 2.6%
Darling Ingredients Inc. (b)	314	5,697
United Natural Foods Inc. (b)	121	5,956
Other Securities		20,349
		32,002
Energy 4.7%
Matador Resources Co. (b)	240	7,464
Other Securities		50,950
		58,414
Financials 25.1%
American Equity Investment Life Holding Co.	209	6,419
BancorpSouth Bank	257	8,105
Cathay General Bancorp	254	10,738
Commerce Bancshares Inc.	161	8,979
FirstCash Inc.	207	13,971
Meridian Bancorp Inc.	285	5,872
MGIC Investment Corp. (b)	408	5,751
National Western Life Group Inc. - Class A	24	7,845
PRA Group Inc. (a) (b)	316	10,481
RenaissanceRe Holdings Ltd.	93	11,692
TCF Financial Corp.	727	14,896
Umpqua Holdings Corp.	695	14,470
Western Alliance Bancorp (b)	100	5,689
Wintrust Financial Corp.	182	14,987
Other Securities		168,474
		308,369
Health Care 7.9%
Hill-Rom Holdings Inc.	111	9,365
INC Research Holdings Inc. - Class A (b)	325	14,192
Magellan Health Services Inc. (b)	94	8,980
MEDNAX Inc. (b)	141	7,540
Varex Imaging Corp. (b)	154	6,190
Other Securities		51,022
		97,289
Industrials 17.9%
Actuant Corp. - Class A	274	6,925
Air Lease Corp. - Class A	232	11,162
Donaldson Co. Inc.	116	5,673
Harsco Corp. (b)	301	5,621
NOW Inc. (b)	748	8,253
PGT Innovations Inc. (b)	950	16,002
Quanex Building Products Corp.	675	15,786
Steelcase Inc. - Class A	943	14,335
Tetra Tech Inc.	121	5,821
Woodward Governor Co.	113	8,618
Other Securities		122,030
		220,226
Information Technology 8.9%
Cohu Inc.	395	8,670
Teradata Corp. (b)	163	6,259
Vishay Intertechnology Inc.	287	5,945
Other Securities		88,381
		109,255
Materials 5.9%
Cleveland-Cliffs Inc. (a) (b)	1,225	8,829
HB Fuller Co.	158	8,522
Reliance Steel & Aluminum Co.	114	9,814
Schweitzer-Mauduit International Inc.	367	16,652
	Shares/Par[1]	Value
Other Securities		28,671
		72,488
Real Estate 6.6%
Other Securities		81,667
Telecommunication Services 0.2%
Other Securities		2,861
Utilities 4.4%
Ormat Technologies Inc.	93	5,959
PNM Resources Inc.	145	5,867
Other Securities		42,060
		53,886
Total Common Stocks (cost $1,051,248)		1,204,917
SHORT TERM INVESTMENTS 6.2%
Investment Companies 2.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	24,398	24,398
Securities Lending Collateral 4.2%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	51,361	51,361
Total Short Term Investments (cost $75,759)		75,759
Total Investments 104.1% (cost $1,127,007)		1,280,676
Other Assets and Liabilities, Net (4.1)%		(50,004)
Total Net Assets 100.0%		$1,230,672

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Neuberger Berman Strategic Income Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 16.6%
ACE Securities Corp. Home Equity Loan Trust
Series 2005-M3-HE3, REMIC, 2.26%, (1M US LIBOR + 0.71%), 05/25/35 (a)	4,600	$4,613
Aegis Asset Backed Securities Trust
Series 2005-M2-3, REMIC, 2.03%, (1M US LIBOR + 0.48%), 08/25/35 (a)	3,090	3,084
Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates
Series 2005-M2-R7, REMIC, 2.05%, (1M US LIBOR + 0.50%), 09/25/35 (a)	1,480	1,482
Series 2005-M3-R8, REMIC, 2.06%, (1M US LIBOR + 0.51%), 10/25/35 (a)	1,305	1,282
Argent Securities Inc. Asset-Backed Pass-Through Certificates
Series 2004-M1-W10, REMIC, 2.45%, (1M US LIBOR + 0.90%), 10/25/34 (a)	441	427
Series 2005-M1-W2, REMIC, 2.04%, (1M US LIBOR + 0.49%), 10/25/35 (a)	3,020	3,007
Asset-Backed Pass-Through Certificates
Series 2004-A1A-R2, REMIC, 2.24%, (1M US LIBOR + 0.69%), 04/25/34 (a)	160	162
Bear Stearns Asset Backed Securities I Trust
Series 2005-M1-TC1, REMIC, 2.21%, (1M US LIBOR + 0.66%), 05/25/35 (a)	244	244
Series 2005-M1-AQ2, REMIC, 2.29%, (1M US LIBOR + 0.74%), 09/25/35 (a)	2,430	2,417
Series 2006-1M3-HE1, REMIC, 2.01%, (1M US LIBOR + 0.46%), 12/25/35 (a)	1,600	1,510
Series 2006-2M1-HE1, REMIC, 1.96%, (1M US LIBOR + 0.41%), 02/25/36 (a)	208	208
Capital One Multi-Asset Execution Trust
Series 2015-A1-A1, 1.39%, 03/15/18	1,490	1,489
Series 2016-A1-A1, 1.93%, (1M US LIBOR + 0.45%), 04/15/19 (a)	970	974
Series 2014-A4-A4, 1.84%, (1M US LIBOR + 0.36%), 08/15/19 (a)	6,980	7,008
Carrington Mortgage Loan Trust
Series 2005-M4-OPT2, REMIC, 2.53%, (1M US LIBOR + 0.98%), 05/25/35 (a)	2,605	2,597
Series 2005-M1-NC5, REMIC, 2.03%, (1M US LIBOR + 0.48%), 10/25/35 (a)	4,100	4,140
Series 2006-A4-NC1, REMIC, 1.86%, (1M US LIBOR + 0.31%), 01/25/36 (a)	3,300	3,140
Series 2006-A4-RFC1, REMIC, 1.79%, (1M US LIBOR + 0.24%), 03/25/36 (a)	2,400	2,326
Citigroup Mortgage Loan Trust Inc.
Series 2005-M1-HE2, REMIC, 2.30%, (1M US LIBOR + 0.75%), 05/25/35 (a) (b)	11	11
Commercial Mortgage Pass-Through Certificates
Interest Only, Series 2013-XB-LC6, REMIC, 0.52%, 01/10/23 (a) (b)	14,500	268
Interest Only, Series 2013-XB-CR6, REMIC, 0.53%, 02/10/23 (a)	2,500	66
Interest Only, Series 2014-XA-CR16, REMIC, 1.17%, 04/10/47 (a)	16,361	740
Interest Only, Series 2014-XA-LC15, REMIC, 1.32%, 04/10/47 (a)	23,480	1,167
Interest Only, Series 2014-XA-UBS3, REMIC, 1.30%, 06/10/47 (a)	15,396	808
Interest Only, Series 2014-XA-UBS6, REMIC, 1.02%, 12/10/47 (a)	12,998	611
Fannie Mae Connecticut Avenue Securities
Series 2017-2M2-C02, 5.20%, (1M US LIBOR + 3.65%), 09/25/29 (a)	5,574	6,008
Series 2017-1M2-C03, REMIC, 4.55%, (1M US LIBOR + 3.00%), 10/25/29 (a)	2,590	2,709
Series 2017-2M2-C04, 4.40%, (1M US LIBOR + 2.85%), 11/25/29 (a)	1,553	1,611
Series 2017-1M2-C06, REMIC, 4.20%, (1M US LIBOR + 2.65%), 02/25/30 (a)	1,300	1,338
Series 2017-2M2-C06, REMIC, 4.35%, (1M US LIBOR + 2.80%), 02/25/30 (a)	1,700	1,764
Fieldstone Mortgage Investment Trust
Series 2005-M5-1, REMIC, 2.68%, (1M US LIBOR + 1.13%), 03/25/35 (a)	2,770	2,686
	Shares/Par[1]	Value
GS Mortgage Securities Corp. II
Interest Only, Series 2015-XA-GC30, REMIC, 0.88%, 05/10/50 (a)	20,524	891
GS Mortgage Securities Trust
Interest Only, Series 2014-XA-GC18, REMIC, 1.12%, 01/10/24 (a)	21,529	1,004
Interest Only, Series 2014-XA-GC26, REMIC, 1.07%, 11/10/47 (a)	15,308	810
JPMorgan Mortgage Acquisition Trust
Series 2005-M2-OPT2, REMIC, 2.00%, (1M US LIBOR + 0.45%), 12/25/35 (a)	4,600	4,591
Series 2006-A5-ACC1, REMIC, 1.79%, (1M US LIBOR + 0.24%), 05/25/36 (a)	784	782
Series 2007-MV2-CH1, REMIC, 1.83%, (1M US LIBOR + 0.28%), 11/25/36 (a)	1,990	1,991
Newcastle Mortgage Securities Trust
Series 2006-M2-1, REMIC, 1.92%, (1M US LIBOR + 0.37%), 03/25/36 (a)	3,490	3,434
Park Place Securities Inc. Asset-Backed Pass-Through Certificates
Series 2004-M4-WHQ1, REMIC, 3.28%, (1M US LIBOR + 1.73%), 09/25/34 (a)	971	959
Series 2004-M4-WWF1, REMIC, 3.20%, (1M US LIBOR + 1.65%), 12/25/34 (a)	690	701
Series 2004-M3-WHQ2, REMIC, 2.59%, (1M US LIBOR + 1.04%), 02/25/35 (a)	1,375	1,386
RAMP Trust
Series 2005-M4-RZ2, REMIC, 2.39%, (1M US LIBOR + 0.84%), 05/25/35 (a)	2,880	2,886
Series 2005-M3-RZ4, REMIC, 2.07%, (1M US LIBOR + 0.52%), 11/25/35 (a)	3,190	3,108
Soundview Home Loan Trust
Series 2005-M1-OPT3, REMIC, 2.02%, (1M US LIBOR + 0.47%), 11/25/35 (a)	4,500	4,389
Structured Asset Securities Corp.
Series 2005-M3-NC1, REMIC, 2.33%, (1M US LIBOR + 0.78%), 02/25/35 (a)	3,524	3,510
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-M3-NC2, REMIC, 2.20%, (1M US LIBOR + 0.65%), 05/25/35 (a)	103	104
Series 2005-M4-WF4, REMIC, 2.42%, (1M US LIBOR + 0.58%), 11/25/35 (a)	3,300	3,304
Toyota Auto Receivables Owner Trust
Series 2017-A2A-B, 1.46%, 01/15/20	2,570	2,564
Other Securities		20,646
Total Non-U.S. Government Agency Asset-Backed Securities (cost $106,441)		116,957
CORPORATE BONDS AND NOTES 19.5%
Consumer Discretionary 2.4%
Charter Communications Operating LLC
4.91%, 07/23/25	5,180	5,497
6.48%, 10/23/45	2,070	2,429
5.38%, 05/01/47	3,005	3,096
Discovery Communications LLC
5.00%, 09/20/37	1,745	1,811
5.20%, 09/20/47	1,420	1,480
Viacom Inc.
4.38%, 03/15/43	1,130	971
5.87%, 02/28/57 (a) (c)	1,895	1,860
		17,144
Consumer Staples 0.9%
Grupo Bimbo SAB de CV
4.70%, 11/10/47 (b)	2,880	2,911
Kroger Co.
4.45%, 02/01/47 (c)	3,000	2,993
Other Securities		465
		6,369
Energy 4.4%
Energy Transfer Partners LP
6.63%, (callable at 100 beginning 02/15/28) (d)	3,090	2,995
Hess Corp.
4.30%, 04/01/27	2,945	2,947
KazMunaiGaz Finance Sub BV
9.13%, 07/02/18	200	206

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
KazMunayGas National Co. JSC
7.00%, 05/05/20	200	217
6.38%, 04/09/21	200	218
5.75%, 04/19/47	310	330
5.75%, 04/19/47 (b)	200	213
Kinder Morgan Inc.
5.55%, 06/01/45	2,695	2,937
Noble Energy Inc.
3.85%, 01/15/28 (c)	3,445	3,466
5.25%, 11/15/43	2,115	2,330
Petroleos Mexicanos
5.19%, (3M US LIBOR + 3.65%), 03/11/22 (a) (b)	107	117
4.63%, 09/21/23	114	117
6.50%, 03/13/27 (b)	2,260	2,474
6.50%, 06/02/41	410	424
5.50%, 06/27/44	112	103
6.38%, 01/23/45	122	123
6.75%, 09/21/47 (b)	59	61
6.75%, 09/21/47	223	232
Other Securities		11,471
		30,981
Financials 6.6%
Banco Santander SA
3.80%, 02/23/28	3,800	3,801
Bank of America Corp.
3.95%, 04/21/25	2,500	2,584
Citigroup Inc.
4.40%, 06/10/25	5,480	5,788
Diamond 1 Finance Corp.
5.45%, 06/15/23 (b)	4,690	5,046
6.02%, 06/15/26 (b)	1,890	2,084
General Motors Financial Co. Inc.
4.00%, 10/06/26	2,370	2,410
Goldman Sachs Group Inc.
3.69%, 06/05/28 (a)	2,320	2,355
4.02%, 10/31/38	3,860	3,975
5.15%, 05/22/45	1,805	2,098
JPMorgan Chase Bank NA
3.88%, 07/24/38 (a)	1,730	1,782
TC Ziraat Bankasi A/S
4.25%, 07/03/19	200	200
5.13%, 05/03/22 (b)	200	198
UBS Group Funding Switzerland AG
4.25%, 03/23/28 (b)	2,660	2,801
Westpac Banking Corp.
5.00%, (callable at 100 begininng 09/21/27) (c) (d) (e)	3,720	3,709
Other Securities		8,091
		46,922
Health Care 0.8%
Other Securities		5,683
Industrials 0.4%
Kazakhstan Temir Zholy Finance BV
6.95%, 07/10/42	200	234
Kazakhstan Temir Zholy National Co. JSC
4.85%, 11/17/27 (b)	332	346
Mexico City Airport Trust
5.50%, 07/31/47 (b)	200	197
Other Securities		1,730
		2,507
Information Technology 1.4%
Apple Inc.
4.65%, 02/23/46	2,155	2,520
Broadcom Corp.
3.88%, 01/15/27 (b)	4,045	3,991
Hewlett Packard Enterprise Co.
4.90%, 10/15/25	2,925	3,074
		9,585
Materials 0.4%
Other Securities		3,162
Telecommunication Services 1.9%
AT&T Inc.
3.90%, 08/14/27	1,850	1,864
	Shares/Par[1]	Value
4.75%, 05/15/46	2,150	2,103
5.45%, 03/01/47	3,645	3,914
Verizon Communications Inc.
4.27%, 01/15/36	1,840	1,827
4.13%, 08/15/46	1,475	1,369
4.67%, 03/15/55	2,353	2,281
Other Securities		211
		13,569
Utilities 0.3%
Other Securities		1,809
Total Corporate Bonds And Notes (cost $134,730)		137,731
SENIOR LOAN INTERESTS 15.1%
Consumer Discretionary 3.6%
Charter Communications Operating LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (a) (f)	404	404
Other Securities		24,830
		25,234
Consumer Staples 0.7%
Other Securities		4,697
Energy 0.6%
Energy Transfer Equity LP
Term Loan B, 3.50%, (3M LIBOR + 2.00%), 02/02/24 (a)	547	544
Other Securities		3,802
		4,346
Financials 1.2%
Other Securities		8,713
Health Care 1.8%
Other Securities		12,634
Industrials 1.9%
Other Securities		13,657
Information Technology 2.1%
Other Securities		14,926
Materials 1.2%
Other Securities		8,324
Real Estate 0.2%
Other Securities		1,179
Telecommunication Services 1.3%
Other Securities		9,161
Utilities 0.5%
Other Securities		3,791
Total Senior Loan Interests (cost $107,069)		106,662
GOVERNMENT AND AGENCY OBLIGATIONS 59.9%
Collateralized Mortgage Obligations 1.3%
Federal Home Loan Mortgage Corp.
Series 2017-M2-DNA2, REMIC, 5.00%, (1M US LIBOR + 3.45%), 10/25/29 (a)	2,520	2,734
Series 2017-M2-HQA2, 4.20%, (1M US LIBOR + 2.65%), 12/25/29 (a)	2,020	2,083
Federal National Mortgage Association
Series 2017-2M2-C07, REMIC, 4.05%, (1M US LIBOR + 2.50%), 05/25/30 (a)	4,260	4,370
		9,187
Mortgage-Backed Securities 23.2%
Federal Home Loan Mortgage Corp.
TBA, 3.00%, 01/15/31 (g)	10,100	10,287
TBA, 3.00%, 01/15/48 (g)	5,680	5,682
TBA, 3.50%, 01/15/48 (g)	25,315	26,004
TBA, 4.00%, 01/15/48 (g)	32,335	33,822
Federal National Mortgage Association
TBA, 3.00%, 01/15/33 (g)	10,325	10,518
TBA, 4.50%, 01/15/46 (g)	2,290	2,436
TBA, 3.00%, 01/15/48 (g)	6,275	6,277
TBA, 3.50%, 01/15/48 (g)	22,260	22,864
TBA, 4.00%, 01/15/48 (g)	36,265	37,933
Government National Mortgage Association
TBA, 3.50%, 01/15/46 (g)	7,460	7,715
		163,538

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Sovereign 8.2%
Colombia Government International Bond
4.00%, 02/26/24	390	404
8.13%, 05/21/24	240	305
3.88%, 04/25/27	447	455
7.38%, 09/18/37	140	189
5.00%, 06/15/45	868	918
Croatia Government International Bond
6.75%, 11/05/19	400	429
6.63%, 07/14/20	200	218
6.63%, 07/14/20	100	109
5.50%, 04/04/23 (c)	1,240	1,367
6.00%, 01/26/24	200	228
6.00%, 01/26/24 (b)	260	296
Export Credit Bank of Turkey
5.38%, 10/24/23 (b)	200	202
Indonesia Government International Bond
3.70%, 01/08/22 (b)	780	801
4.13%, 01/15/25	200	208
4.35%, 01/08/27	200	212
4.35%, 01/08/27 (b)	200	212
5.25%, 01/17/42	420	470
4.35%, 01/11/48	451	458
Kazakhstan Government International Bond
5.13%, 07/21/25 (b)	780	869
Mexico Government International Bond
4.15%, 03/28/27 (c)	390	405
4.35%, 01/15/47	390	374
Pertamina Persero PT
5.63%, 05/20/43	200	218
Province of New Brunswick, Canada
2.75%, 06/15/18	3,300	3,312
Province of Ontario, Canada
3.00%, 07/16/18	4,008	4,029
Republic of Colombia
6.13%, 01/18/41	200	243
Turkey Government International Bond
7.50%, 11/07/19	790	848
6.25%, 09/26/22	390	423
4.88%, 10/09/26	1,000	985
6.00%, 03/25/27	855	911
5.75%, 05/11/47	200	195
United Mexican States
5.75%, 10/12/10	1,120	1,182
Other Securities		36,634
		58,109
Treasury Inflation Indexed Securities 8.8%
U.S. Treasury Inflation Indexed Bond
3.38%, 04/15/32 (h)	3,648	5,044
U.S. Treasury Inflation Indexed Note
2.00%, 01/15/26 (h)	16,218	18,228
2.50%, 01/15/29 (h)	8,168	9,903
3.88%, 04/15/29 (h)	19,011	25,905
0.63%, 02/15/43 (h)	3,358	3,279
		62,359
U.S. Government Agency Obligations 0.2%
Federal National Mortgage Association
5.63%, 07/15/37 (i)	750	1,057
U.S. Treasury Securities 18.2%
U.S. Treasury Bond
4.50%, 02/15/36	820	1,056
3.88%, 08/15/40	7,850	9,454
U.S. Treasury Note
1.50%, 08/31/18	14,000	13,983
1.38%, 11/30/18	12,495	12,446
1.25%, 12/31/18	5,000	4,972
	Shares/Par[1]	Value
1.50%, 01/31/19	12,405	12,358
1.13%, 02/28/19	3,500	3,472
0.88%, 04/15/19	2,000	1,975
0.88%, 05/15/19	8,425	8,316
1.38%, 04/30/20	3,110	3,072
2.13%, 12/31/21	13,040	13,040
1.50%, 02/28/23	21,990	21,217
2.75%, 02/15/24	5,265	5,402
1.63%, 02/15/26	18,420	17,390
		128,153
Total Government And Agency Obligations (cost $421,032)		422,403
INVESTMENT COMPANIES 7.0%
iShares iBoxx $ High Yield Corporate Bond ETF (c)	286	24,943
SPDR Barclays High Yield Bond ETF	670	24,611
Total Investment Companies (cost $48,048)		49,554
SHORT TERM INVESTMENTS 6.2%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (j) (k)	2,144	2,144
Securities Lending Collateral 2.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (k)	15,835	15,835
Treasury Securities 3.6%
U.S. Treasury Bill
1.21%, 05/24/18 (l) (m)	25,500	25,354
Total Short Term Investments (cost $43,358)		43,333
Total Investments 124.3% (cost $860,678)		876,640
Other Derivative Instruments (0.0)%		(167)
Other Assets and Liabilities, Net (24.3)%		(171,400)
Total Net Assets 100.0%		$705,073

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $37,780 and 5.4%, respectively.

(c) All or portion of the security was on loan.

(d) Perpetual security. Next contractual call date presented, if applicable.

(e) Convertible security.

(f) This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(g) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $163,295.

(h) Treasury inflation indexed note, par amount is adjusted for inflation.

(i) The security is a direct debt of the agency and not collateralized by mortgages.

(j) Investment in affiliate.

(k) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(l) All or a portion of the security is pledged or segregated as collateral.

(m) The coupon rate represents the yield to maturity.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Brazilian Real	115	February 2018		3,448	1	17
British Pound	6	March 2018		502	3	6
Canadian Dollar	4	March 2018		312	1	8
Euro FX Currency	(56)	March 2018		(8,309)	(48)	(144)
Mexican Peso	260	March 2018		6,746	12	(236)
New Zealand Dollar	93	March 2018		6,421	4	170
U.K. Long Gilt	(156)	March 2018	GBP	(19,366)	(19)	(213)
U.S. Treasury Long Bond	171	March 2018		26,160	49	3
U.S. Treasury Note, 10-Year	(389)	March 2018		(48,141)	(78)	(114)
U.S. Treasury Note, 5-Year	(271)	March 2018		(31,576)	(26)	96
Ultra 10-Year U.S. Treasury Note	(147)	March 2018		(19,567)	(46)	(66)
Ultra Long Term U.S. Treasury Bond	(25)	March 2018		(4,139)	(11)	(52)
					(158)	(525)

Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	2.43	12/07/27	3,860	(7)	(6)
3M LIBOR (Q)	Receiving	2.43	12/07/27	3,990	(3)	(3)
					(10)	(9)

Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection[4]
CDX.EM.28 (Q)	1.00	12/20/22	(3,298)	(30)	1	112
				(30)	1	112

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Oppenheimer Emerging Markets Innovator Fund *
COMMON STOCKS 95.6%
Argentina 1.9%
Other Securities		9,447
Brazil 7.6%
Iguatemi Empresa de Shopping Centers SA	402	4,770
Linx SA	665	4,297
Localiza Rent a Car SA	802	5,333
Odontoprev SA	1,104	5,298
Raia Drogasil SA	264	7,312
Smiles Fidelidade SA	265	6,057
Other Securities		4,660
		37,727
China 17.5%
3SBio Inc. (a) (b) (c)	3,217	6,329
AAC Technologies Holdings Inc.	563	10,050
Brilliance China Automotive Holdings Ltd.	2,416	6,462
China Lodging Group Ltd. - ADR	80	11,556
China Maple Leaf Educational Systems Ltd.	3,600	4,227
Fu Shou Yuan International Group Ltd. (d) (e)	6,150	5,247
New Oriental Education & Technology Group - ADR	91	8,516
TAL Education Group - ADS	385	11,438
Vipshop Holdings Ltd. - ADR (a)	431	5,053
Wuxi Biologics Cayman Inc. (a) (c)	871	4,868
Other Securities		13,036
		86,782
Egypt 0.8%
Other Securities		4,206
Georgia 1.5%
Bank of Georgia Holdings Plc	154	7,410
Greece 0.8%
Other Securities		4,208
Hong Kong 4.5%
Minth Group Ltd.	714	4,311
Sunny Optical Technology Group Co. Ltd.	608	7,794
Other Securities		10,244
		22,349
Hungary 1.0%
OTP Bank Plc	122	5,070
India 13.1%
Arvind Ltd.	1,036	7,325
Biocon Ltd.	1,821	15,363
Coromandel International Ltd.	624	5,688
Shriram Transport Finance Co. Ltd.	310	7,201
Syngene International Ltd. (c)	735	6,257
VOLTAS Ltd.	606	6,242
Other Securities		17,261
		65,337
Indonesia 1.7%
Ace Hardware Indonesia Tbk PT	62,168	5,288
Other Securities		3,058
		8,346
Kenya 0.4%
Other Securities		2,226
Luxembourg 1.2%
Globant SA (a) (b)	125	5,827
Malaysia 3.0%
My EG Services Bhd	24,326	13,413
Other Securities		1,658
		15,071
Mexico 2.2%
Alsea SAB de CV	1,579	5,175
Other Securities		5,808
		10,983
Netherlands 0.7%
Other Securities		3,418
Pakistan 0.6%
Other Securities		2,812
	Shares/Par[1]	Value
Peru 0.3%
Other Securities		1,255
Philippines 1.3%
Other Securities		6,616
Poland 0.8%
Other Securities		3,971
Portugal 0.9%
Jeronimo Martins SGPS SA	232	4,513
Russian Federation 0.8%
Other Securities		3,875
South Africa 6.7%
Capitec Bank Holdings Ltd.	97	8,560
Clicks Group Ltd.	351	5,113
Discover Ltd.	630	9,443
Spar Group Ltd.	300	4,913
Other Securities		5,283
		33,312
South Korea 9.7%
Celltrion Healthcare Co. Ltd. (a) (b)	49	4,969
Celltrion Inc. (a) (b)	46	9,490
Cosmax Inc. (b)	43	4,697
Medy-Tox Inc.	25	11,515
NCSoft Corp. (b)	12	5,036
Seegene Inc. (a)	182	5,718
Other Securities		6,876
		48,301
Sri Lanka 0.9%
Other Securities		4,379
Taiwan 12.0%
AirTAC International Group	481	8,653
Catcher Technology Co. Ltd.	474	5,236
eMemory Technology Inc.	515	7,398
Himax Technologies Inc. - ADR (b)	438	4,564
Hota Industrial Manufacturing Co. Ltd.	1,576	7,795
Largan Precision Co. Ltd.	47	6,311
Other Securities		19,472
		59,429
Thailand 1.8%
Beauty Community PCL	8,081	5,175
Other Securities		4,024
		9,199
Turkey 0.6%
Other Securities		2,758
United Arab Emirates 1.0%
Other Securities		4,998
Vietnam 0.3%
Other Securities		1,411
Total Common Stocks (cost $366,946)		475,236
PREFERRED STOCKS 0.6%
Colombia 0.6%
Other Securities		2,794
Total Preferred Stocks (cost $2,621)		2,794
SHORT TERM INVESTMENTS 11.6%
Investment Companies 4.9%
JNL Government Money Market Fund - Institutional Class, 1.16% (f) (g)	24,366	24,366
Securities Lending Collateral 6.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (g)	33,336	33,336
Total Short Term Investments (cost $57,702)		57,702
Total Investments 107.8% (cost $427,269)		535,732
Other Derivative Instruments (0.0)%		(4)
Other Assets and Liabilities, Net (7.8)%		(38,814)
Total Net Assets 100.0%		$496,914

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $22,371 and 4.5%, respectively.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Fu Shou Yuan International Group Ltd.	09/28/15	$4,260	$5,247	1.1%
		$4,260	$5,247	1.1%

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	SSB	01/02/18	BRL	388	117	—
BRL/USD	SSB	01/03/18	BRL	54	16	—
ZAR/USD	JPM	01/02/18	ZAR	4,175	336	(3)
ZAR/USD	BOA	01/03/18	ZAR	582	47	—
ZAR/USD	CIT	01/04/18	ZAR	6,891	555	(1)
					1,071	(4)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Oppenheimer Global Growth Fund
COMMON STOCKS 95.4%
China 2.4%
Baidu.com - Class A - ADR (a)	74	$17,395
JD.com Inc. - Class A - ADR (a)	1,085	44,931
		62,326
Denmark 0.5%
FLSmidth & Co. A/S	243	14,163
France 6.1%
Kering SA	114	53,801
LVMH Moet Hennessy Louis Vuitton SE	249	73,331
Societe Generale SA	599	30,999
		158,131
Germany 7.5%
Allianz SE	215	49,552
Bayer AG	246	30,837
Linde AG (a)	117	27,586
SAP SE	498	56,067
Siemens AG	231	32,219
		196,261
India 3.7%
DLF Ltd.	15,816	64,491
ICICI Bank Ltd. - ADR	2,250	21,891
Zee Entertainment Enterprises Ltd.	1,203	10,972
		97,354
Italy 0.7%
Brunello Cucinelli SpA (b)	325	10,568
Tod's SpA	95	6,930
		17,498
Japan 14.3%
Dai-Ichi Life Holdings Inc.	1,709	35,218
Fanuc Ltd.	94	22,701
Keyence Corp.	108	60,552
Kyocera Corp.	480	31,393
Minebea Mitsumi Inc.	579	12,142
Murata Manufacturing Co. Ltd.	317	42,508
NEC Electronics Corp. (a)	724	8,425
Nidec Corp.	468	65,730
Nintendo Co. Ltd.	68	24,736
Omron Corp.	221	13,201
Suzuki Motor Corp.	507	29,453
TDK Corp.	350	27,979
		374,038
Netherlands 3.2%
Airbus SE	841	83,846
Spain 2.3%
Banco Bilbao Vizcaya Argentaria SA	1,799	15,404
Inditex SA	1,311	45,783
		61,187
Sweden 1.2%
Assa Abloy AB - Class B	1,512	31,491
Switzerland 3.2%
Credit Suisse Group AG	1,496	26,791
Roche Holding AG	54	13,540
UBS Group AG	2,300	42,374
		82,705
United Kingdom 5.2%
Circassia Pharmaceuticals Plc (a) (b)	3,353	4,731
Earthport Plc (a)	13,392	1,880
International Consolidated Airlines Group SA	2,695	23,721
International Game Technology Plc	804	21,301
Shire Plc	221	11,649
TechnipFMC Plc	779	24,374
Unilever Plc	871	48,577
		136,233
United States of America 45.1%
3M Co.	173	40,782
ACADIA Pharmaceuticals Inc. (a) (b)	542	16,326
Adobe Systems Inc. (a)	342	59,929
	Shares/Par[1]	Value
Aetna Inc.	389	70,256
Alphabet Inc. - Class A (a)	74	77,720
Alphabet Inc. - Class C (a)	71	74,513
AnaptysBio Inc. (a)	129	12,989
Anthem Inc.	246	55,256
Biogen Inc. (a)	83	26,342
BioMarin Pharmaceutical Inc. (a)	122	10,902
Bluebird Bio Inc. (a) (b)	118	21,080
Blueprint Medicines Corp. (a)	199	14,979
Centene Corp. (a)	184	18,607
Citigroup Inc.	873	64,946
Colgate-Palmolive Co.	756	57,046
Equifax Inc.	120	14,126
Facebook Inc. - Class A (a)	354	62,447
Fidelity National Financial Inc.	521	20,464
Gilead Sciences Inc.	300	21,508
Goldman Sachs Group Inc.	153	38,925
Intuit Inc.	334	52,680
Ionis Pharmaceuticals Inc. (a) (b)	331	16,670
Loxo Oncology Inc. (a) (b)	129	10,818
MacroGenics Inc. (a)	481	9,138
Maxim Integrated Products Inc.	997	52,099
Newell Brands Inc.	360	11,130
PayPal Holdings Inc. (a)	454	33,412
S&P Global Inc.	373	63,251
Sage Therapeutics Inc. (a)	169	27,867
Tiffany & Co.	320	33,256
United Parcel Service Inc. - Class B	224	26,746
Walt Disney Co.	342	36,744
Zimmer Biomet Holdings Inc.	230	27,766
		1,180,720
Total Common Stocks (cost $1,709,060)		2,495,953
PREFERRED STOCKS 1.8%
Germany 1.8%
Bayerische Motoren Werke AG	505	45,297
India 0.0%
Zee Entertainment Enterprises Ltd., 6.00%, 03/05/22	2,641	414
Total Preferred Stocks (cost $38,454)		45,711
SHORT TERM INVESTMENTS 3.0%
Investment Companies 2.8%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	74,260	74,260
Securities Lending Collateral 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	5,435	5,435
Total Short Term Investments (cost $79,695)		79,695
Total Investments 100.2% (cost $1,827,209)		2,621,359
Other Assets and Liabilities, Net (0.2)%		(4,655)
Total Net Assets 100.0%		$2,616,704

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/PIMCO Income Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 36.5%
Adagio IV CLO Ltd.
Series IV-A1R-A, 0.66%, (3M EU EURIBOR + 0.66%), 10/15/29, EUR (a) (b)	5,650	$6,796
Series IV-A2R-A, 1.10%, 10/15/29, EUR (b)	600	720
Atrium XII LLC
Series AR-12A, 2.20%, (3M US LIBOR + 0.83%), 04/22/27 (a) (b)	5,600	5,605
Banc of America Funding Trust
Series 2005-5M1-A, REMIC, 2.18%, (1M US LIBOR + 0.68%), 02/20/35 (a)	4,750	4,630
CHL Mortgage Pass-Through Trust
Series 2006-2A1-OA5, REMIC, 1.75%, (1M US LIBOR + 0.20%), 04/25/36 (a)	4,910	4,310
Series 2006-A1-17, REMIC, 6.00%, 12/25/36	2,637	2,263
Citigroup Mortgage Loan Trust
Series 2013-1A4-2, REMIC, 3.71%, 11/25/37 (a) (b)	9,984	9,109
Countrywide Alternative Loan Trust
Series 2005-B1-J4, REMIC, 2.90%, (1M US LIBOR + 1.35%), 07/25/35 (a)	3,223	3,201
Series 2005-A3-38, REMIC, 2.25%, (1M US LIBOR + 0.70%), 09/25/35 (a)	605	574
Series 2005-1A1-35CB, 5.50%, 09/25/35	1,673	1,601
Series 2005-A1-81, REMIC, 1.83%, (1M US LIBOR + 0.28%), 02/25/37 (a)	1,809	1,658
Series 2007-2A1-19, REMIC, 6.50%, 08/25/37	5,280	3,949
Series 2006-1A1A-OA17, REMIC, 1.70%, (1M US LIBOR + 0.20%), 12/20/46 (a)	3,342	2,869
Countrywide Asset-Backed Certificates
Series 2006-2A4-20, REMIC, 1.78%, (1M US LIBOR + 0.23%), 09/25/35 (a)	14,200	11,127
Series 2004-M4-AB2, REMIC, 2.83%, (1M US LIBOR + 1.28%), 05/25/36 (a)	2,243	1,713
CPS Auto Receivable Trust
Series 2017-A-D, 1.87%, 03/15/21 (b)	3,923	3,915
Credit-Based Asset Servicing and Securitization LLC
Series 2006-A2C-CB8, REMIC, 1.70%, (1M US LIBOR + 0.15%), 10/25/36 (a)	9,600	8,442
Crestline Denali CLO Ltd.
Series 2013-A1LR-1A, 2.42%, (3M US LIBOR + 1.05%), 10/26/27 (a) (b)	8,250	8,278
Crown Point CLO III Ltd.
Series 2013-A1LR-2A, 1.95%, (3M US LIBOR + 0.59%), 12/31/23 (a) (b)	8,200	8,200
CSMC Series
Series 2009-1A2-5R, REMIC, 3.39%, 06/26/36 (a) (b)	5,870	5,448
GE Business Loan Trust
Series 2005-A3-1A, REMIC, 1.73%, (1M US LIBOR + 0.25%), 06/15/33 (a) (b)	6,304	6,183
Series 2005-A-2A, REMIC, 1.72%, (1M US LIBOR + 0.24%), 11/15/33 (a) (b)	4,326	4,262
Series 2006-A-2, REMIC, 1.66%, (1M US LIBOR + 0.18%), 11/15/34 (a) (b)	3,679	3,577
Great Wolf Trust
Interest Only, Series 2017-XCP-WOLF, 0.00%, 12/15/18 (b)	34,700	—
Series 2017-A-WOLF, 2.33%, (1M US LIBOR + 0.85%), 09/15/19 (a) (b)	3,600	3,602
Series 2017-B-WOLF, 2.58%, (1M US LIBOR + 1.10%), 09/15/19 (a) (b)	4,600	4,600
Jamestown CLO IV Ltd.
Series 2014-A1AR-4A, 2.05%, (3M US LIBOR + 0.69%), 07/15/26 (a) (b)	5,630	5,630
Mesdag Delta BV
Series A-DELT, 0.00%, (3M EU EURIBOR + 0.24%), 01/25/20, EUR (a)	3,472	4,079
Morgan Stanley Resecuritization Trust
Series 2014-2AD-R3, REMIC, 4.35%, 07/26/48 (a) (b)	7,197	7,224
NCUA Guaranteed Notes Trust
Series 2011-1A-R1, 1.85%, (1M US LIBOR + 0.45%), 01/08/20 (a)	8,835	8,850
	Shares/Par[1]	Value
Newgate Funding PLC
Series 2007-A3-2X, 0.68%, (3M GB LIBOR + 0.16%), 12/15/50, GBP (a)	4,900	6,103
Securitized Asset Backed Receivables LLC Trust
Series 2005-M2-FR3, 2.53%, (1M US LIBOR + 0.98%), 04/25/35 (a)	565	393
Securitized Term Auto Receivables Trust
Series 2017-A2A-2A, 1.78%, 01/27/20 (b)	8,200	8,182
SG Mortgage Securities Trust
Series 2005-M3-OPT1, 2.02%, (1M US LIBOR + 0.47%), 10/25/35 (a)	4,975	4,496
SLM Private Education Loan Trust
Series 2011-A3-B, 3.73%, (1M US LIBOR + 2.25%), 05/15/19 (a) (b)	12,455	12,897
Starwood Waypoint Homes Trust
Series 2017-A-1, REMIC, 2.44%, (1M US LIBOR + 0.95%), 10/17/19 (a) (b)	5,181	5,202
Series 2017-B-1, REMIC, 2.66%, (1M US LIBOR + 1.17%), 10/17/19 (a) (b)	600	598
Series 2017-C-1, REMIC, 2.89%, (1M US LIBOR + 1.40%), 10/17/19 (a) (b)	2,100	2,095
Series 2017-D-1, REMIC, 3.44%, (1M US LIBOR + 1.95%), 10/17/19 (a) (b)	300	301
THL Credit Wind River CLO Ltd.
Series 2015-A1R-2A, 2.23%, 10/15/27 (b)	4,200	4,209
TruPS Financials Note Securitization Ltd.
Series 2017-A1-2A, 2.86%, 09/20/39 (b)	3,500	3,430
US Residential Opportunity Fund IV Trust
Series 2017-A-1III, REMIC, 3.35%, 11/27/37 (b) (c)	6,700	6,700
Wachovia Bank Commercial Mortgage Trust
Series 2007-C-C31, REMIC, 5.97%, 04/15/47 (a)	2,345	2,386
Series 2007-D-C31, REMIC, 6.03%, 04/15/47 (a) (d) (e)	7,030	7,135
Wells Fargo Commercial Mortgage Trust
Series 2017-A-HSDB, 2.31%, (1M US LIBOR + 0.85%), 12/13/20 (a) (b)	3,065	3,066
Series 2017-B-HSDB, 2.56%, (1M US LIBOR + 1.10%), 12/13/20 (a) (b)	2,542	2,549
Series 2017-D-HSDB, 3.30%, (1M US LIBOR + 1.85%), 12/13/23 (a) (b)	178	179
Other Securities		20,037
Total Non-U.S. Government Agency Asset-Backed Securities (cost $232,312)		232,373
CORPORATE BONDS AND NOTES 23.5%
Consumer Discretionary 2.4%
Altice SA
7.25%, 05/15/22, EUR	440	536
7.75%, 05/15/22 (b)	2,200	2,167
Other Securities		12,773
		15,476
Consumer Staples 0.3%
Other Securities		1,566
Energy 1.8%
EQT Corp.
2.11%, (3M US LIBOR + 0.77%), 10/01/20 (a)	74	74
2.50%, 10/01/20	3,591	3,570
Gazprom OAO Via Gaz Capital SA
3.38%, 11/30/18, CHF	5,750	6,047
Other Securities		1,915
		11,606
Financials 11.0%
Altice Financing SA
5.25%, 02/15/23, EUR	400	500
Barclays Bank Plc
6.50%, (callable at 100 beginning 09/15/19), EUR (f)	700	898
Barclays Plc
7.00%, (callable at 100 beginning 09/15/19), GBP (f)	1,000	1,418
8.25%, (callable at 100 beginning 12/15/18) (f) (g)	3,700	3,885
Industrial & Commercial Bank of China Ltd.
2.15%, (3M US LIBOR + 0.75%), 11/08/20 (a)	4,800	4,795

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Lincoln Finance Ltd.
6.88%, 04/15/21, EUR	3,700	4,647
Macquarie Bank Ltd.
1.69%, (3M US LIBOR + 0.35%), 04/04/19 (a) (b)	4,100	4,103
Navient Corp.
4.88%, 06/17/19	1,700	1,727
8.00%, 03/25/20	3,295	3,556
6.50%, 06/15/22	78	82
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (b)	4,755	4,918
Petrobras Global Finance BV
6.13%, 01/17/22	5,900	6,266
7.38%, 01/17/27	1,900	2,093
SLM Corp.
5.50%, 01/15/19	1,540	1,567
Other Securities		29,653
		70,108
Health Care 2.3%
HCA Inc.
3.75%, 03/15/19	5,700	5,751
Teva Pharmaceutical Finance III BV
1.40%, 07/20/18	4,700	4,661
Other Securities		4,203
		14,615
Industrials 2.0%
Park Aerospace Holdings Ltd.
5.25%, 08/15/22 (b)	2,840	2,825
4.50%, 03/15/23 (b)	4,800	4,591
Other Securities		5,603
		13,019
Information Technology 1.5%
BMC Software Finance Inc.
8.13%, 07/15/21 (b)	3,755	3,768
Other Securities		6,021
		9,789
Materials 0.3%
Other Securities		1,823
Real Estate 0.6%
Other Securities		3,621
Telecommunication Services 1.3%
SFR Group SA
5.38%, 05/15/22, EUR	800	990
Sprint Capital Corp.
6.90%, 05/01/19	3,000	3,132
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (b)	1,875	1,887
Other Securities		2,436
		8,445
Utilities 0.0%
Other Securities		31
Total Corporate Bonds And Notes (cost $150,918)		150,099
SENIOR LOAN INTERESTS 4.2%
Consumer Discretionary 1.7%
Numericable Group SA
Term Loan B-12, 3.00%, (3M EURIBOR + 3.00%), 01/31/26, EUR (a)	4,800	5,575
Term Loan B-12, 4.35%, (3M LIBOR + 3.00%), 01/31/26 (a)	100	96
Univision Communications Inc.
Term Loan C-5, 0.00%, (3M LIBOR + 2.75%), 03/15/24 (a) (h)	4,300	4,283
Other Securities		700
		10,654
Consumer Staples 0.3%
Other Securities		2,040
Energy 0.7%
Cheniere Energy Partners LP
Term Loan, 3.56%, (3M LIBOR + 2.25%), 02/25/20 (a)	4,200	4,184
Other Securities		100
		4,284
	Shares/Par[1]	Value
Financials 0.1%
Altice Financing SA
1st Lien Term Loan, 4.11%, (3M LIBOR + 2.75%), 01/06/26 (a)	50	49
Other Securities		638
		687
Health Care 0.5%
Other Securities		3,475
Industrials 0.2%
Other Securities		1,425
Information Technology 0.7%
Ancestry.com Operations Inc.
1st Lien Term Loan, 4.66%, (1M LIBOR + 3.25%), 10/19/23 (a)	4,370	4,388
Telecommunication Services 0.0%
Other Securities		49
Total Senior Loan Interests (cost $26,960)		27,002
GOVERNMENT AND AGENCY OBLIGATIONS 29.6%
Mortgage-Backed Securities 5.4%
Federal National Mortgage Association
TBA, 3.00%, 02/15/48 (i)	3,000	2,997
TBA, 3.50%, 02/15/48 (i)	500	513
TBA, 4.00%, 02/15/48 (i)	11,700	12,222
TBA, 3.50%, 03/15/48 (i)	8,000	8,191
TBA, 4.00%, 03/15/48 (i)	10,000	10,431
		34,354
Municipal 0.0%
Other Securities		92
Sovereign 3.0%
Argentina Bonar Bond
26.38%, (Argentina Deposit Rates Badlar + 3.25%), 03/01/20, ARS (a)	3,400	190
25.13%, (Argentina Deposit Rates Badlar + 2.00%), 04/03/22, ARS (a)	65,100	3,460
Argentina Government International Bond
2.26%, 12/31/38, EUR (c)	730	640
Argentina POM Politica Monetaria
28.75%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (a)	4,600	262
Argentina Republic Government International Bond
3.88%, 01/15/22, EUR	330	417
3.38%, 01/15/23, EUR	100	122
5.25%, 01/15/28, EUR	100	125
6.25%, 11/09/47, EUR	100	122
Federal Republic of Germany
4.00%, 01/04/18, EUR	5,100	6,128
Other Securities		7,552
		19,018
U.S. Treasury Securities 21.2%
U.S. Treasury Note
2.75%, 02/15/24 (j)	700	718
2.50%, 05/15/24	25,500	25,787
2.00%, 05/31/24 (j)	8,800	8,634
1.88%, 08/31/24	6,900	6,712
2.13%, 09/30/24	9,800	9,676
2.25%, 10/31/24 (i)	67,400	67,052
2.25%, 11/15/24	16,400	16,310
		134,889
Total Government And Agency Obligations (cost $189,340)		188,353
SHORT TERM INVESTMENTS 15.7%
Financials 2.0%
Royal Bank of Canada
1.22%, 01/08/18, CAD (k)	15,800	12,598
Treasury Securities 9.1%
Argentina Treasury Bill
1.34%, 03/16/18, ARS (k)	800	41
0.00%, 05/11/18 (k)	490	487
0.00%, 07/13/18 (k)	647	640
1.16%, 09/14/18, ARS (k)	18,320	835
0.00%, 09/28/18 (k)	1,200	1,180

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Italy Buoni Ordinari del Tesoro BOT
-0.76%, 01/31/18, EUR (k)	5,100	6,130
-0.71%, 03/14/18, EUR (k)	20,700	24,893
U.S. Treasury Bill
1.15%, 01/04/18 (j) (k)	10,800	10,799
United Kingdom Treasury Bill
-0.07%, 01/29/18, GBP (d) (e) (k)	9,480	12,815
		57,820
U.S. Government Agency Obligations 4.6%
Federal Home Loan Bank
1.31%, 02/28/18 (k) (l)	29,600	29,539
Total Short Term Investments (cost $99,033)		99,957
Total Investments 109.5% (cost $698,563)		697,784
Other Derivative Instruments (0.3)%		(2,004)
Other Assets and Liabilities, Net (9.2)%		(58,536)
Total Net Assets 100.0%		$637,244

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $188,452 and 29.6%, respectively.

(c) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f) Perpetual security. Next contractual call date presented, if applicable.

(g) Convertible security.

(h) This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(i) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $41,767.

(j) All or a portion of the security is pledged or segregated as collateral.

(k) The coupon rate represents the yield to maturity.

(l) The security is a direct debt of the agency and not collateralized by mortgages.

Summary of Investments by Country^	Total Long Term Investments
Argentina	1.2%
Australia	0.9
Bermuda	0.3
Brazil	1.4
Canada	1.8
Cayman Islands	6.2
China	0.8
Colombia	0.1
France	1.2
Germany	1.2
Indonesia	—
Ireland	3.0
Italy	0.1
Luxembourg	0.9
Netherlands	2.3
Peru	0.4
Puerto Rico	—
Russian Federation	1.0
Saudi Arabia	0.2
Singapore	0.8
Spain	—
Switzerland	0.1
United Arab Emirates	0.8
United Kingdom	3.3
United States of America	72.0
Venezuela	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Air Canada Pass-Through Trust, Series 2017-B-1, 3.70%, 01/15/26	12/08/17	$24	$24	—%
Air Canada Pass-Through Trust, Series 2017-AA-1, 3.30%, 01/15/30	12/08/17	26	26	—
Air Canada Pass-Through Trust, Series 2017-A-1, 3.55%, 01/15/30	12/08/17	18	18	—
Centene Corp., Term Loan, 0.00%, 09/13/18	10/25/17	1,395	1,395	0.2
METAL Ltd., Series 2017-A-1, 4.58%, 10/15/24	10/31/17	1,872	1,864	0.3
Oxford Finance LLC, 6.38%, 12/15/22	12/06/17	44	45	—
United Kingdom Treasury Bill, -0.07%, 01/29/18	12/20/17	12,686	12,815	2.0
Wachovia Bank Commercial Mortgage Trust, Series 2007-D-C31 REMIC, 6.03%, 04/15/47	11/01/17	7,188	7,135	1.2

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Restricted Securities (continued)
Initial Acquisition	Cost	Ending Value	Percent of Net Assets
	$23,253	$23,322	3.7%

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Australia Commonwealth Treasury Bond, 10-Year	424	March 2018	AUD	55,198	118	(331)

Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	2.75	12/20/47		13,000	(45)	(114)
3M LIBOR (S)	Paying	2.20	12/28/22		103,400	146	(55)
3M LIBOR (S)	Paying	2.50	12/20/27		32,000	61	(25)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.45	03/20/29	JPY	9,950,000	(83)	338
Mexican Interbank Rate (M)	Receiving	7.98	12/10/27	MXN	300	—	—
Mexican Interbank Rate (M)	Receiving	7.99	12/21/27	MXN	1,000	—	—
Mexican Interbank Rate (M)	Paying	7.88	12/16/22	MXN	600	—	—
Mexican Interbank Rate (M)	Paying	7.87	12/27/22	MXN	1,700	—	—
Mexican Interbank Rate (M)	Paying	7.15	06/11/27	MXN	6,200	2	(12)
Mexican Interbank Rate (M)	Paying	7.37	10/11/27	MXN	9,700	3	(21)
						84	111

Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection[4]
CDX.EM.28 (Q)	1.00	12/20/22	(49,480)	(447)	16	1,645
CDX.NA.HY.29 (Q)	5.00	12/20/22	(37,800)	3,131	36	64
CDX.NA.IG.29 (Q)	1.00	12/20/22	(53,200)	1,268	10	204
				3,952	62	1,913

OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
Interest Rate Swaptions
3M LIBOR, 01/12/28	CSI	Put	2.65	01/10/18	1,000	—
						—

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	CIT	01/03/18	BRL	2,861	862	(12)
CAD/USD	CIT	02/15/18	CAD	15,222	12,148	137
CAD/USD	CSI	02/15/18	CAD	7,504	5,988	156
CAD/USD	GSC	02/15/18	CAD	11,400	9,097	89
IDR/USD	CIT	01/19/18	IDR	15,805,477	1,163	2
IDR/USD	CSI	01/19/18	IDR	5,389,042	396	—
IDR/USD	GSC	01/19/18	IDR	1,038,549	76	—
INR/USD	CIT	03/13/18	INR	231,261	3,593	65
JPY/USD	DUB	02/15/18	JPY	1,673,800	14,891	(29)
MXN/USD	CIT	01/24/18	MXN	185,909	9,426	(463)
RUB/USD	CIT	01/19/18	RUB	120,125	2,081	28
TRY/USD	CIT	01/22/18	TRY	32,123	8,425	161
TRY/USD	CSI	01/22/18	TRY	512	134	(1)
TRY/USD	DUB	01/22/18	TRY	1,863	489	5
TRY/USD	GSC	01/22/18	TRY	9,477	2,486	37
USD/AUD	CIT	02/15/18	AUD	(16,317)	(12,745)	(255)
USD/AUD	GSC	02/15/18	AUD	(1,208)	(944)	(26)
USD/BRL	GSC	01/03/18	BRL	(2,898)	(873)	25
USD/CAD	CIT	02/15/18	CAD	(26,544)	(21,183)	(215)
USD/CAD	CSI	02/15/18	CAD	(7,490)	(5,977)	(35)
USD/CAD	GSC	02/15/18	CAD	(15,788)	(12,599)	(304)
USD/CHF	GSC	02/15/18	CHF	(6,123)	(6,302)	(83)
USD/EUR	CIT	01/04/18	EUR	(5,100)	(6,126)	(63)
USD/EUR	DUB	01/31/18	EUR	(5,100)	(6,136)	(59)
USD/EUR	CIT	02/15/18	EUR	(22,576)	(27,185)	(545)
USD/EUR	DUB	02/15/18	EUR	(5,348)	(6,440)	(68)
USD/EUR	CIT	03/14/18	EUR	(20,732)	(25,005)	(338)
USD/GBP	CIT	01/29/18	GBP	(9,480)	(12,826)	(149)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/GBP	CIT	02/15/18	GBP	(9,122)	(12,348)	(164)
USD/JPY	GSC	02/15/18	JPY	(1,487,900)	(13,237)	(77)
USD/JPY	GSC	02/15/18	JPY	(273,600)	(2,434)	27
					(101,105)	(2,154)

OTC Credit Default Swap Agreements
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection[4]
CMBX.NA.AAA.10 (M)	GSC	N/A	0.50	11/17/59	(36,500)	(71)	(327)	256
CMBX.NA.AAA.6 (M)	GSC	N/A	0.50	05/11/63	(11,951)	78	67	11
CMBX.NA.AAA.9 (M)	GSC	N/A	0.50	09/17/58	(24,125)	46	48	(2)
Federative Republic of Brazil, 4.25%, 01/07/25 (Q)	CGM	1.61	1.00	12/20/22	(4,800)	(132)	(158)	26
United Mexican States, 4.15%, 03/28/27 (Q)	DUB	1.06	1.00	12/20/22	(4,100)	(10)	(18)	8
					(81,476)	(89)	(388)	299

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/PIMCO Real Return Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 9.9%
Banc of America Mortgage Securities Inc.
Series 2005-2A1-E, REMIC, 3.78%, 06/25/35 (a)	84	$83
BCAP LLC Trust
Series 2011-5A1-RR5, REMIC, 5.25%, 05/26/22 (b)	1,088	1,135
Series 2011-12A1-RR5, REMIC, 5.00%, 03/26/37 (a) (b)	838	836
Catamaran CLO Ltd.
Series 2013-AR-1A, 2.36%, (3M US LIBOR + 0.85%), 01/27/28 (a) (c) (d)	4,270	4,270
CIFC Funding Ltd.
Series 2015-AR-2A, 0.00%, (3M US LIBOR + 0.78%), 04/15/27 (a) (c) (d)	4,550	4,545
CIT Mortgage Loan Trust
Series 2007-1A-1, REMIC, 2.90%, (1M US LIBOR + 1.35%), 08/25/24 (a) (b)	4,326	4,370
Citigroup Mortgage Loan Trust Inc.
Series 2005-A2-6, REMIC, 3.18%, (12M US Federal Reserve Cumulative Average CMT + 2.15%), 08/25/35 (a)	35	35
Series 2005-A1-6, REMIC, 3.41%, (12M US Federal Reserve Cumulative Average CMT + 2.10%), 08/25/35 (a)	27	28
Series 2005-2A2B-3, REMIC, 3.49%, 08/25/35 (a)	171	128
Series 2007-A3A-AMC2, REMIC, 1.63%, (1M US LIBOR + 0.08%), 01/25/37 (a)	75	53
Series 2007-A3A-AHL3, REMIC, 1.61%, (1M US LIBOR + 0.06%), 05/25/37 (a)	160	124
Series 2007-22AA-10, REMIC, 3.67%, 09/25/37 (a)	867	807
Series 2005-M3-HE4, REMIC, 2.01%, (1M US LIBOR + 0.46%), 10/25/35 (a)	3,422	2,959
Series 2006-A1-AMC1, REMIC, 1.70%, (1M US LIBOR + 0.15%), 09/25/36 (a) (b)	2,166	2,078
Series 2015-1A1-2, REMIC, 1.53%, (1M US LIBOR + 0.20%), 06/25/47 (a) (b)	4,615	4,533
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-2A1-AR3, REMIC, 3.35%, 04/25/34 (a)	89	91
Credit Suisse Mortgage Capital Certificates
Series 2007-1A6A-1, REMIC, 5.86%, 02/25/37 (a)	787	361
CWABS Asset-Backed Certificates Trust
Series 2005-MV3-11, REMIC, 2.08%, (1M US LIBOR + 0.53%), 02/25/36 (a)	4,100	4,002
Flagship VII Ltd.
Series 2013-A1R-7A, 2.48%, (3M US LIBOR + 1.12%), 01/20/26 (a) (b)	4,400	4,401
GS Mortgage Securities Trust
Series 2010-A2-C1, REMIC, 4.59%, 07/10/20 (b)	4,300	4,474
GSR Mortgage Loan Trust
Series 2005-1A1-AR1, REMIC, 3.86%, 01/25/35 (a)	113	115
Hildene CLO II Ltd.
Series 2014-AR-2A, 2.54%, (3M US LIBOR + 1.18%), 07/19/26 (a) (b)	9,600	9,620
Jamestown CLO IV Ltd.
Series 2014-A1AR-4A, 2.05%, (3M US LIBOR + 0.69%), 07/15/26 (a) (b)	4,200	4,200
Jamestown CLO V Ltd.
Series 2014-AR-5A, 2.57%, (3M US LIBOR + 1.22%), 01/17/27 (a) (b)	5,500	5,506
Merrill Lynch Mortgage Investors Trust
Series 2003-1A1-A2, REMIC, 3.24%, 02/25/33 (a)	131	132
Series 2004-2A2-A1, REMIC, 3.18%, 02/25/34 (a)	196	204
Series 2005-2A-2, REMIC, 3.48%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.25%), 10/25/35 (a)	216	222
NCUA Guaranteed Notes Trust
Series 2010-1A-R1, REMIC, 1.85%, (1M US LIBOR + 0.45%), 10/07/20 (a)	1,036	1,038
Series 2010-2A-R3, REMIC, 1.96%, (1M US LIBOR + 0.56%), 12/08/20 (a)	2,283	2,294
	Shares/Par[1]	Value
OAKC Mortgage Trust
Series 2013-A1R-9A, 2.37%, (3M US LIBOR + 1.01%), 10/20/25 (a) (b)	5,300	5,308
Palmer Square CLO Ltd.
Series 2013-A1AR-2A, 2.57%, (3M US LIBOR + 1.22%), 10/17/27 (a) (b)	3,800	3,828
Sofi Professional Loan Program LLC
Series 2017-A1FX-F, 2.05%, 10/25/26 (c) (d)	4,260	4,249
Sound Point CLO IX Ltd.
Series 2015-AR-2A, 2.24%, (3M US LIBOR + 0.86%), 07/20/27 (a) (b)	900	902
Sound Point CLO V Ltd.
Series 2015-AR-8R, 2.22%, (3M US LIBOR + 0.86%), 04/15/27 (a) (b)	3,300	3,303
TICP CLO Ltd.
Series 2014-A1AR-2A, 2.52%, (3M US LIBOR + 1.16%), 07/20/26 (a) (b)	8,300	8,325
Venture XX CLO Ltd.
Series 2015-AR-20A, 2.51%, (3M US LIBOR + 0.82%), 04/23/27 (a) (c) (d)	5,620	5,615
Venture XXI CLO Ltd.
Series 2015-AR-21A, 2.24%, (3M US LIBOR + 0.88%), 07/15/27 (a) (b)	2,200	2,203
Vibrant CLO Ltd.
Series 2013-A1BR-2A, 2.26%, (3M US LIBOR + 0.90%), 07/24/24 (a) (b)	5,265	5,267
Vornado DP LLC Trust
Series 2010-A2FX-VNO, 4.00%, 09/13/20 (b)	4,600	4,794
Voya CLO Ltd.
Series 2014-A1R-3A, 2.24%, 07/25/26 (c) (d)	4,400	4,397
Z Capital Credit Partners CLO Ltd.
Series 2015-A1R-1A, 0.00%, (3M US LIBOR + 0.95%), 07/16/27 (a) (c) (d) (e)	3,570	3,570
Other Securities		89,041
Total Non-U.S. Government Agency Asset-Backed Securities (cost $200,694)		203,446
CORPORATE BONDS AND NOTES 6.3%
Consumer Discretionary 0.0%
Other Securities		346
Consumer Staples 0.2%
Other Securities		3,113
Energy 0.6%
Enbridge Inc.
1.75%, (3M US LIBOR + 0.40%), 01/10/20 (a)	3,700	3,704
2.29%, (3M US LIBOR + 0.70%), 06/15/20 (a)	5,100	5,141
Petrobras International Finance Co.
8.38%, 12/10/18 (f)	700	737
Spectra Energy Partners LP
2.19%, (3M US LIBOR + 0.70%), 06/05/20 (a)	1,000	1,006
Other Securities		1,484
		12,072
Financials 4.4%
Ally Financial Inc.
3.25%, 02/13/18	9,700	9,707
3.75%, 11/18/19	200	203
Bank of America NA
1.75%, 06/05/18	6,500	6,498
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	3,900	4,019
Deutsche Bank AG
4.25%, 10/14/21	7,000	7,258
Dexia Credit Local SA
2.38%, 09/20/22 (b)	3,900	3,860
Goldman Sachs Group Inc.
2.79%, (3M US LIBOR + 1.20%), 09/15/20 (a)	5,800	5,905
2.88%, 10/31/22	3,200	3,189
John Deere Capital Corp.
1.95%, (3M US LIBOR + 0.29%), 06/22/20 (a)	7,000	6,997
Petrobras Global Finance BV
6.13%, 01/17/22	4,600	4,886
4.38% - 5.30%, 05/20/23 - 01/27/25 (b)	206	205
8.75%, 05/23/26 (f)	300	358
6.00%, 01/27/28 (b)	3,619	3,632
6.63%, 01/16/34, GBP	200	292

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Royal Bank of Scotland Group Plc
4.70%, 07/03/18	100	101
Royal Bank of Scotland Plc
6.93%, 04/09/18, EUR	800	978
State Bank of India
2.30%, (3M US LIBOR + 0.95%), 04/06/20 (a)	4,300	4,305
UBS AG
1.84%, (3M US LIBOR + 0.32%), 12/07/18 (a) (b)	5,400	5,403
2.10%, (3M US LIBOR + 0.58%), 06/08/20 (a) (b)	5,400	5,423
Other Securities		17,455
		90,674
Industrials 0.3%
Textron Inc.
1.96%, (3M US LIBOR + 0.55%), 11/10/20 (a)	3,610	3,609
Other Securities		2,550
		6,159
Information Technology 0.0%
Other Securities		610
Real Estate 0.2%
Unibail-Rodamco SE
2.13%, (3M US LIBOR + 0.77%), 04/16/19 (a)	3,500	3,500
Other Securities		331
		3,831
Telecommunication Services 0.4%
AT&T Inc.
2.01%, (3M US LIBOR + 0.65%), 01/15/20 (a)	1,380	1,386
2.31%, (3M US LIBOR + 0.95%), 07/15/21 (a)	4,800	4,862
5.15% - 5.30%, 02/14/50 - 08/14/58	2,200	2,222
Other Securities		514
		8,984
Utilities 0.2%
Other Securities		3,514
Total Corporate Bonds And Notes (cost $128,376)		129,303
SENIOR LOAN INTERESTS 0.1%
Energy 0.1%
Other Securities		1,191
Total Senior Loan Interests (cost $1,170)		1,191
GOVERNMENT AND AGENCY OBLIGATIONS 127.1%
Collateralized Mortgage Obligations 0.2%
Federal Home Loan Mortgage Corp.
Series FK-3172, REMIC, 1.93%, (1M US LIBOR + 0.45%), 08/15/33 (a)	385	385
Series T-1A1-62, REMIC, 2.20%, (12M US Federal Reserve Cumulative Average CMT + 1.20%), 10/25/44 (a)	298	299
Series T-1A1-63, REMIC, 2.20%, (12M US Federal Reserve Cumulative Average CMT + 1.20%), 02/25/45 (a)	226	226
Federal National Mortgage Association
Series 2007-A1-73, REMIC, 1.61%, (1M US LIBOR + 0.06%), 07/25/37 (a)	116	113
Government National Mortgage Association
Series 2017-FB-H10, 2.55%, (12M US LIBOR + 0.75%), 04/20/67 (a)	2,661	2,743
		3,766
Mortgage-Backed Securities 9.0%
Federal Home Loan Mortgage Corp.
3.18%, (6M US LIBOR +/- MBS spread), 07/01/36 (a)	175	182
3.24% - 3.43%, (12M US LIBOR +/- MBS spread), 09/01/36 - 10/01/36 (a)	249	256
1.93%, (1M US LIBOR +/- MBS spread), 09/15/42 (a)	5,906	5,947
Federal National Mortgage Association
3.06% - 3.76%, (12M US LIBOR +/- MBS spread), 11/01/35 - 06/01/36 (a)	74	77
TBA, 3.50%, 02/15/48 (g)	41,300	42,352
TBA, 4.00%, 02/15/48 (g)	123,000	128,485
TBA, 3.50%, 03/15/48 (g)	7,200	7,372
		184,671
Municipal 0.0%
Other Securities		282
	Shares/Par[1]	Value
Sovereign 5.0%
Argentina Bonar Bond
25.13%, (Argentina Deposit Rates Badlar + 2.00%), 04/03/22, ARS (a)	3,000	159
Argentina POM Politica Monetaria
28.75%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (a)	55,500	3,159
Argentina Republic Government International Bond
6.88%, 01/26/27	5,000	5,476
Brazil Letras do Tesouro Nacional
0.00%, 07/01/18, BRL (h)	230,000	67,154
Development Bank of Japan Inc.
2.13%, 09/01/22 (b)	1,900	1,857
Federal Republic of Germany
4.00%, 01/04/18, EUR	3,390	4,073
Japan Bank for International Cooperation
2.38%, 07/21/22	1,000	989
Mexico Bonos
7.75%, 05/29/31, MXN	3,891	198
Mexico Bonos de Proteccion al Ahorro
7.16%, (Mexico Treasuries Reference Yield 182 Days CETES), 01/04/18, MXN (a)	194,700	9,930
Peru Government International Bond
6.15%, 08/12/32, PEN (b)	16,600	5,448
United Kingdom Gilt Treasury Note
4.25%, 12/07/27, GBP	1,500	2,607
Other Securities		2,294
		103,344
Treasury Inflation Indexed Securities 108.5%
Australia Government Inflation Indexed Bond
3.00%, 09/20/25, AUD (i)	4,300	4,726
Canada Government Real Return Inflation Indexed Bond
4.25%, 12/01/26, CAD (j)	5,667	6,045
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note
1.65%, 04/23/20, EUR (j)	1,000	1,272
Japan Government CPI Indexed Bond
0.10%, 03/10/24, JPY (j)	329,920	3,074
0.10%, 03/10/27, JPY (j)	1,812,852	17,108
New Zealand Government Inflation Indexed Bond
2.00%, 09/20/25, NZD (i)	14,100	11,097
3.00%, 09/20/30, NZD (i)	2,500	2,166
U.S. Treasury Inflation Indexed Bond
0.13%, 04/15/22 (j) (k)	7,607	7,550
3.38%, 04/15/32 (g) (j) (k)	2,631	3,637
U.S. Treasury Inflation Indexed Note
1.63%, 01/15/18 (j) (k)	1,177	1,178
1.38%, 07/15/18 (j) (k)	1,247	1,260
0.13%, 04/15/19 (j) (k)	23,738	23,679
1.88%, 07/15/19 (g) (j) (k)	22,411	23,101
1.38%, 01/15/20 (j) (k)	93,534	95,960
0.13%, 04/15/20 (j)	24,826	24,776
1.25%, 07/15/20 (j)	48,160	49,717
0.13%, 04/15/21 (g) (j)	268,256	267,082
0.13%, 01/15/22 (j)	21,905	21,806
0.13%, 07/15/22 (j)	117,023	116,822
0.13%, 01/15/23 (j)	64,148	63,637
0.38%, 07/15/23 (g) (j)	165,326	166,463
0.63%, 01/15/24 (j)	33,818	34,394
0.13%, 07/15/24 (j)	52,569	51,904
0.25%, 01/15/25 (j)	39,563	39,192
2.38%, 01/15/25 (g) (j)	249,507	284,087
0.38%, 07/15/25 (j)	26,544	26,569
0.63%, 01/15/26 (g) (j)	160,426	162,908
2.00%, 01/15/26 (g) (j)	112,432	126,363
0.13%, 07/15/26 (j)	13,151	12,843
0.38% - 2.38%, 01/15/27 - 07/15/27 (j) (k)	5,559	6,060
1.75%, 01/15/28 (g) (j)	14,176	15,917
3.63%, 04/15/28 (g) (j)	80,186	105,169
2.50%, 01/15/29 (g) (j)	54,330	65,867
3.88%, 04/15/29 (j)	19,282	26,275
2.13%, 02/15/40 (g) (j)	45,318	58,892
2.13%, 02/15/41 (g) (j) (k)	6,420	8,402
0.75%, 02/15/42 (j)	10,556	10,635

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
0.63%, 02/15/43 (j) (k)	2,918	2,849
1.38%, 02/15/44 (j)	76,637	88,336
0.75%, 02/15/45 (j)	31,722	31,856
1.00%, 02/15/46 (j)	45,243	48,247
0.88%, 02/15/47 (j)	32,504	33,713
United Kingdom Inflation Indexed Bond
0.13%, 03/22/26, GBP (j)	40,798	64,954
0.13%, 03/22/46, GBP (j)	6,274	13,764
Other Securities		3,371
		2,234,723
U.S. Government Agency Obligations 0.0%
Small Business Administration Participation Certificates
5.29%, 12/01/27	348	368
U.S. Treasury Securities 4.4%
U.S. Treasury Note
1.88%, 04/30/22 (k)	300	296
1.88%, 07/31/22 (g) (k)	41,200	40,634
2.50%, 05/15/24 (g)	23,460	23,724
2.00%, 05/31/24 (g)	5,100	5,004
1.88%, 08/31/24	7,840	7,627
2.25%, 10/31/24 (g)	6,600	6,566
2.00% - 2.25%, 11/15/24 - 02/15/25 (g)	6,400	6,308
		90,159
Total Government And Agency Obligations (cost $2,613,506)		2,617,313
PREFERRED STOCKS 0.0%
Financials 0.0%
Other Securities		655
Total Preferred Stocks (cost $500)		655
SHORT TERM INVESTMENTS 5.6%
Certificates of Deposit 0.8%
Barclays Bank Plc
2.06%, (3M US LIBOR + 0.46%), 03/16/18 (a)	4,500	4,501
1.89%, (3M US LIBOR + 0.47%), 05/17/18 (a)	5,600	5,601
1.94%, 09/04/18	6,000	6,000
		16,102
Financials 1.0%
Bank of Montreal
1.25%, 01/15/18, CAD (l)	5,800	4,623
1.27%, 01/19/18, CAD (l)	700	558
Bank of Nova Scotia
1.18% - 1.27%, 01/08/18 - 01/22/18, CAD (l)	3,170	2,527
HSBC Bank Plc
1.23% - 1.30%, 01/05/18 - 01/17/18, CAD (l)	6,517	5,197
Royal Bank of Canada
1.22% - 1.24%, 01/05/18 - 01/11/18, CAD (l)	5,530	4,409
Toronto Dominion Bank
1.21%, 01/08/18, CAD (l)	3,100	2,472
		19,786
Securities Lending Collateral 0.0%
Securities Lending Cash Collateral Fund LLC, 1.30% (m) (n)	417	417
Treasury Securities 3.7%
Argentina Treasury Bill
0.00% - 1.34%, 03/16/18 - 11/16/18, ARS (l)	29,220	8,245
Brazil Letras do Tesouro Nacional
0.00%, 04/01/18, BRL (l)	21,300	6,319
Hellenic Republic Treasury Bill
0.00%, 02/09/18, EUR (l)	3,700	4,435
0.00%, 03/09/18, EUR (l)	3,700	4,430
1.93%, 03/16/18, EUR (l)	6,000	7,183
Italy Buoni Ordinari del Tesoro BOT
-0.76%, 01/31/18, EUR (l)	4,000	4,807
Japan Treasury Bill
0.00%, 02/13/18, JPY (l)	1,284,850	11,410
	Shares/Par[1]	Value
0.00%, 04/05/18, JPY (l)	1,483,150	13,173
Spain Letras del Tesoro
-1.04%, 02/16/18, EUR (l)	910	1,094
U.S. Treasury Bill
1.15%, 01/04/18 (k) (l)	226	226
1.31%, 03/01/18 (k) (l)	3,544	3,537
United Kingdom Treasury Bill
-0.11%, 01/22/18, GBP (c) (l)	6,400	8,652
-0.07%, 01/29/18, GBP (c) (l)	2,280	3,082
		76,593
U.S. Government Agency Obligations 0.1%
Federal Home Loan Bank
1.24%, 01/18/18 (l) (o)	3,300	3,298
Total Short Term Investments (cost $115,357)		116,196
Total Investments 149.0% (cost $3,059,603)		3,068,104
Total Forward Sales Commitments (3.1)% (proceeds $64,147)		(64,455)
Total Purchased Options 0.0% (cost $1,342)		748
Other Derivative Instruments (0.4)%		(9,219)
Other Assets and Liabilities, Net (45.5)%		(936,047)
Total Net Assets 100.0%		$2,059,131

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $165,481 and 8.0%, respectively.

(c) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f) All or portion of the security was on loan.

(g) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $1,777,887.

(h) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i) Treasury inflation indexed note, par amount is not adjusted for inflation.

(j) Treasury inflation indexed note, par amount is adjusted for inflation.

(k) All or a portion of the security is pledged or segregated as collateral.

(l) The coupon rate represents the yield to maturity.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(o) The security is a direct debt of the agency and not collateralized by mortgages.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
FORWARD SALES COMMITMENTS (3.1%)
GOVERNMENT AND AGENCY OBLIGATIONS (3.1%)
Mortgage-Backed Securities (3.1%)
Federal National Mortgage Association

	Shares/Par[1]	Value
TBA, 3.00%, 02/15/48 (a)	(64,500)	$(64,455)
Total Government And Agency Obligations (proceeds $64,147)		(64,455)
Total Forward Sales Commitments (3.1%) (proceeds $64,147)		$(64,455)

(a) All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2017, the total proceeds for investments sold on a delayed delivery basis was $64,147.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Catamaran CLO Ltd., Series 2013-AR-1A, 2.36%, 01/27/28	12/04/17	$4,270	$4,270	0.2%
CIFC Funding Ltd., Series 2015-AR-2A, 0.00%, 04/15/27	12/13/17	4,550	4,545	0.2
KVK CLO Ltd., Series 2013-AR-1A, 2.60%, 01/15/28	12/07/17	560	560	—
MP CLO VII Ltd., Series 2015-A1R-1A, 2.37%, 04/18/27	12/22/17	660	660	0.1
OCP CLO Ltd., Series 2015-A1R-10A, 2.19%, 10/26/27	11/28/17	2,050	2,053	0.1
Sofi Professional Loan Program LLC, Series 2017-A1FX-F, 2.05%, 10/25/26	12/06/17	4,252	4,249	0.2
Venture XX CLO Ltd., Series 2015-AR-20A, 2.51%, 04/23/27	12/18/17	5,620	5,615	0.3
Voya CLO Ltd., Series 2014-A1R-3A, 2.24%, 07/25/26	12/14/17	4,400	4,397	0.2
Z Capital Credit Partners CLO Ltd., Series 2015-A1R-1A, 0.00%, 07/16/27	12/21/17	3,570	3,570	0.2
		$29,932	$29,919	1.5%

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Euro-Bund	23	March 2018	EUR	3,747	(3)	(34)
Euro-OAT	(178)	March 2018	EUR	(27,899)	65	331
Japanese Government Bond, 10-Year	(24)	March 2018	JPY	(3,620,872)	(13)	19
U.K. Long Gilt	(514)	March 2018	GBP	(63,908)	(62)	(568)
U.S. Treasury Long Bond	(562)	March 2018		(86,090)	(148)	104
U.S. Treasury Note, 10-Year	(17)	March 2018		(2,109)	31	—
U.S. Treasury Note, 5-Year	(52)	March 2018		(6,069)	(5)	29
					(135)	(119)

Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	1.25	06/21/19		15,100	(2)	73
3M LIBOR (Q)	Receiving	2.00	12/20/19		400	—	3
3M LIBOR (Q)	Receiving	2.80	10/28/25		5,380	(7)	(39)
3M LIBOR (Q)	Receiving	1.85	07/27/26		8,000	(9)	234
3M LIBOR (Q)	Receiving	2.00	07/27/26		62,100	(70)	230
3M LIBOR (Q)	Receiving	2.40	12/07/26		116,200	(129)	(237)
3M LIBOR (Q)	Receiving	1.75	12/21/26		43,890	(75)	3,523
3M LIBOR (Q)	Receiving	2.50	12/20/27		13,600	(26)	42
3M LIBOR (Q)	Receiving	2.50	06/20/48		7,070	(8)	(8)
3M LIBOR (Q)	Receiving	2.97	10/25/48		3,000	(11)	(239)
3M LIBOR (Q)	Receiving	2.95	11/19/48		2,000	(7)	(151)
3M LIBOR (Q)	Receiving	2.95	12/12/48		2,000	(7)	(151)
3M LIBOR (Q)	Receiving	2.75	12/19/48		670	(2)	(39)
3M LIBOR (S)	Paying	1.25	06/15/18		12,700	—	(86)
3M LIBOR (S)	Paying	2.25	12/20/22		25,900	25	(36)
3M LIBOR (S)	Paying	2.68	10/25/23		18,600	21	276
3M LIBOR (S)	Paying	2.67	11/19/23		8,000	9	114
3M LIBOR (S)	Paying	2.68	12/12/23		8,000	9	116
3M LIBOR (S)	Paying	2.50	12/19/23		14,300	17	200
3M LIBOR (S)	Paying	2.25	12/21/46		14,300	45	510
3M LIBOR (S)	Paying	1.75	06/21/47		5,300	16	(13)
3M LIBOR (S)	Paying	2.75	12/20/47		24,180	83	198
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.30	09/20/27	JPY	2,500,000	2	72
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.30	03/20/28	JPY	300,000	—	16
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.45	03/20/29	JPY	4,960,000	(42)	174
6M British Bankers' Association Yen LIBOR (S)	Receiving	1.50	12/21/45	JPY	50,000	(1)	9
6M GBP LIBOR (S)	Receiving	1.50	03/21/28	GBP	15,400	(19)	210
6M GBP LIBOR (S)	Receiving	1.75	03/21/48	GBP	11,500	(40)	(902)
Brazil Interbank Deposit Rate (A)	Paying	9.65	01/02/25	BRL	40,700	1	(66)
Federal Funds Effective Rate (A)	Receiving	2.00	12/15/47		7,600	(14)	230

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Harmonised Index of Consumer Prices (A)	Paying	1.39	12/15/26	EUR	960	—	(15)
Harmonised Index of Consumer Prices (A)	Paying	1.36	06/15/27	EUR	9,500	(2)	(72)
Harmonised Index of Consumer Prices (A)	Paying	1.52	11/15/27	EUR	26,300	(7)	(126)
Mexican Interbank Rate (M)	Paying	7.20	06/05/24	MXN	94,700	21	(172)
Mexican Interbank Rate (M)	Paying	7.20	06/11/27	MXN	22,300	7	(72)
Mexican Interbank Rate (M)	Paying	8.31	11/28/36	MXN	27,700	14	(118)
Mexican Interbank Rate (M)	Paying	7.48	06/18/37	MXN	24,410	12	(93)
U.K. Retail Price Index (A)	Receiving	3.59	10/15/46	GBP	1,850	(16)	74
U.K. Retail Price Index (A)	Paying	3.19	04/15/30	GBP	2,700	5	100
U.K. Retail Price Index (A)	Paying	3.35	05/15/30	GBP	9,400	16	36
U.K. Retail Price Index (A)	Paying	3.40	06/15/30	GBP	14,100	25	127
U.K. Retail Price Index (A)	Paying	3.33	08/15/30	GBP	9,200	16	62
U.K. Retail Price Index (A)	Paying	3.30	12/15/30	GBP	3,600	7	121
U.K. Retail Price Index (A)	Paying	3.14	04/15/31	GBP	6,600	12	226
U.K. Retail Price Index (A)	Paying	3.10	06/15/31	GBP	7,200	14	165
U.K. Retail Price Index (A)	Paying	3.53	10/15/31	GBP	10,360	21	1
U.K. Retail Price Index (A)	Paying	3.47	09/15/32	GBP	12,440	28	(26)
US CPURNSA (A)	Receiving	1.71	04/27/18		18,400	7	10
US CPURNSA (A)	Receiving	2.03	11/23/20		6,700	3	15
US CPURNSA (A)	Receiving	2.02	11/25/20		6,300	3	16
US CPURNSA (A)	Receiving	1.55	07/26/21		4,500	3	(31)
US CPURNSA (A)	Receiving	1.60	09/12/21		3,550	2	(25)
US CPURNSA (A)	Receiving	2.07	07/15/22		3,500	3	11
US CPURNSA (A)	Receiving	2.50	07/15/22		20,800	17	(15)
US CPURNSA (A)	Paying	1.94	04/27/19		18,400	(2)	61
US CPURNSA (A)	Paying	1.73	07/26/26		4,500	(5)	40
US CPURNSA (A)	Paying	1.80	09/12/26		3,550	(3)	34
US CPURNSA (A)	Paying	1.78	09/15/26		3,100	(3)	30
US CPURNSA (A)	Paying	2.07	07/25/27		7,200	(7)	(117)
US CPURNSA (A)	Paying	2.18	09/20/27		3,570	(3)	(27)
US CPURNSA (A)	Paying	2.15	09/25/27		3,500	(3)	(38)
US CPURNSA (A)	Paying	2.16	10/17/27		7,900	(7)	(80)
						(63)	4,365

Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.NA.HY.29 (Q)	5.00	12/20/22	23,700	(1,963)	(23)	(114)
iTraxx Europe Series 26 (Q)	1.00	12/20/21	10,800	(355)	3	(159)
iTraxx Europe Series 28 (Q)	1.00	12/20/22	7,200	(235)	3	(42)
				(2,553)	(17)	(315)

Exchange Traded Futures Options
Reference Entity	Purchased (Written) Contracts[1]	Exercise Price		Expiration	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Interest Options
Euro-Bund	(118)	EUR	161.50	02/23/18	(6)	(58)
Euro-Bund	(118)	EUR	165.50	02/23/18	—	43
Euro-Bund	(152)	EUR	165.00	02/23/18	2	58
					(4)	43

Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Future Options
90-Day Eurodollar Future	Put	98.25	03/19/18	1,108	145
U.S. Treasury Long Bond Future	Call	184.00	02/23/18	523	—
					145

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Interest Rate Swaptions
3M LIBOR, 06/19/48	DUB	Call	2.15	06/15/18	4,850,000	35
3M LIBOR, 06/19/48	DUB	Put	2.15	06/15/18	4,850,000	464
3M LIBOR, 07/18/28	MSC	Put	2.77	07/16/18	12,700,000	68
						567
Options on Securities
Federal National Mortgage Association, 3.00%, 3/15/2047, TBA	JPM	Call	122.00	03/06/18	26,000,000	—
Federal National Mortgage Association, 3.50%, 2/15/2048, TBA	CSI	Put	80.00	02/06/18	42,000,000	—
						—
Spread Options
Spread between 10-year and 5-year ICE Swap Rates ‡	DUB	Put	0.26	03/29/18	102,200,000	2
Spread between 10-year and 5-year ICE Swap Rates ‡	MSC	Put	0.17	06/11/18	67,200,000	14
Spread between 10-year and 5-year ICE Swap Rates ‡	MSC	Put	0.17	04/03/18	108,800,000	20
						36

Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Future Options
10-Year U.S. Treasury Note Future	Call	124.00	01/26/18	55	(26)
10-Year U.S. Treasury Note Future	Call	125.00	01/26/18	53	(7)
10-Year U.S. Treasury Note Future	Call	124.50	02/23/18	56	(26)
10-Year U.S. Treasury Note Future	Put	123.50	01/26/18	53	(12)
90-Day Eurodollar Future	Call	98.75	03/19/18	1,108	(7)
					(78)

OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
Inflation - Capped/Floor Options
Cap - CPURNSA Index	JPM	Call	4.00	04/22/24	19,400,000	(4)
Cap - CPURNSA Index	JPM	Call	4.00	05/16/24	1,700,000	—
Floor - CPURNSA Index	BNP	Call	0.00	03/01/18	2,800,000	—
Floor - CPURNSA Index	CIT	Call	0.00	09/29/20	3,100,000	—
Floor - CPURNSA Index	DUB	Call	0.00	01/22/18	3,700,000	—
Floor - CPURNSA Index	JPM	Call	0.00	03/24/20	21,100,000	(29)
Floor - CPURNSA Index	JPM	Call	0.00	10/02/20	8,600,000	(17)
						(50)
Options on Securities
Federal National Mortgage Association, 3.50%, 1/15/2048, TBA	JPM	Call	102.95	01/04/18	23,200,000	(1)
Federal National Mortgage Association, 3.50%, 1/15/2048, TBA	JPM	Put	101.95	01/04/18	23,200,000	(3)
						(4)
Spread Options
Spread between 30-year and 10-year ICE Swap Rates	DUB	Put	0.23	03/29/18	102,200,000	(4)
Spread between 30-year and 10-year ICE Swap Rates	MSC	Put	0.16	04/03/18	108,800,000	(23)
Spread between 30-year and 10-year ICE Swap Rates	MSC	Put	0.16	06/11/18	67,200,000	(21)
						(48)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
ARS/USD	CSI	01/16/18	ARS	37,738	2,011	(124)
ARS/USD	MSC	01/19/18	ARS	8,645	460	(31)
ARS/USD	BOA	02/14/18	ARS	61,452	3,223	(77)
ARS/USD	MSC	02/14/18	ARS	39,948	2,095	(35)
ARS/USD	BNP	06/21/18	ARS	2,252	111	(2)
ARS/USD	MSC	08/22/18	ARS	4,259	203	(2)
BRL/USD	CIT	01/03/18	BRL	11,004	3,317	(46)
BRL/USD	JPM	01/03/18	BRL	66,596	20,077	97

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	JPM	02/02/18	BRL	14,273	4,287	(28)
CAD/USD	ANZ	01/10/18	CAD	3,175	2,532	69
CAD/USD	BNP	01/10/18	CAD	6,046	4,822	85
CAD/USD	JPM	01/10/18	CAD	30,206	24,093	313
CAD/USD	UBS	01/10/18	CAD	12,774	10,188	225
GBP/USD	BOA	01/10/18	GBP	1,931	2,611	(1)
GBP/USD	BOA	01/10/18	GBP	906	1,225	8
GBP/USD	CIT	01/10/18	GBP	749	1,013	10
GBP/USD	UBS	01/10/18	GBP	1,968	2,661	22
INR/USD	CIT	03/13/18	INR	269,989	4,194	76
MXN/USD	BNP	03/01/18	MXN	123,300	6,212	(3)
RUB/USD	MSC	01/19/18	RUB	122,568	2,123	29
USD/ARS	BNP	02/14/18	ARS	(16,166)	(848)	6
USD/ARS	JPM	02/14/18	ARS	(10,959)	(575)	3
USD/AUD	BOA	01/10/18	AUD	(18,607)	(14,534)	(415)
USD/BRL	BNP	01/03/18	BRL	(5,060)	(1,525)	(124)
USD/BRL	DUB	01/03/18	BRL	(63,400)	(19,113)	(1,449)
USD/BRL	JPM	01/03/18	BRL	(9,140)	(2,755)	(229)
USD/BRL	JPM	02/02/18	BRL	(3,296)	(990)	—
USD/BRL	CIT	04/03/18	BRL	(16,000)	(4,776)	54
USD/BRL	MSC	04/03/18	BRL	(5,300)	(1,582)	(1)
USD/BRL	BNP	07/03/18	BRL	(71,800)	(21,222)	(737)
USD/BRL	BOA	07/03/18	BRL	(4,400)	(1,300)	(3)
USD/BRL	CIT	07/03/18	BRL	(21,000)	(6,207)	40
USD/BRL	DUB	07/03/18	BRL	(66,400)	(19,626)	(632)
USD/BRL	DUB	07/03/18	BRL	(2,800)	(828)	17
USD/BRL	JPM	07/03/18	BRL	(19,300)	(5,704)	(74)
USD/BRL	JPM	07/03/18	BRL	(36,600)	(10,818)	67
USD/BRL	MSC	07/03/18	BRL	(7,700)	(2,275)	(17)
USD/CAD	CIT	01/05/18	CAD	(200)	(159)	(3)
USD/CAD	JPM	01/05/18	CAD	(5,800)	(4,625)	(97)
USD/CAD	CIT	01/08/18	CAD	(500)	(399)	(9)
USD/CAD	DUB	01/08/18	CAD	(4,000)	(3,191)	(73)
USD/CAD	JPM	01/08/18	CAD	(1,900)	(1,515)	(38)
USD/CAD	JPM	01/10/18	CAD	(13,474)	(10,747)	(272)
USD/CAD	MSC	01/10/18	CAD	(59,640)	(47,571)	(1,112)
USD/CAD	CIT	01/11/18	CAD	(930)	(742)	(11)
USD/CAD	CIT	01/16/18	CAD	(5,795)	(4,623)	(125)
USD/CAD	UBS	01/16/18	CAD	(1,000)	(798)	(18)
USD/CAD	CIT	01/17/18	CAD	(1,317)	(1,051)	(27)
USD/CAD	CIT	01/19/18	CAD	(700)	(558)	(13)
USD/CAD	UBS	01/22/18	CAD	(2,670)	(2,130)	(31)
USD/CHF	JPM	02/15/18	CHF	(128)	(132)	(2)
USD/EUR	CIT	01/04/18	EUR	(3,390)	(4,072)	(42)
USD/EUR	BNP	01/10/18	EUR	(28,469)	(34,208)	(269)
USD/EUR	BOA	01/10/18	EUR	(1,788)	(2,148)	(28)
USD/EUR	DUB	01/10/18	EUR	(400)	(481)	(5)
USD/EUR	UBS	01/10/18	EUR	(3,708)	(4,455)	(76)
USD/EUR	JPM	01/31/18	EUR	(4,000)	(4,813)	(89)
USD/EUR	DUB	02/16/18	EUR	(910)	(1,096)	(10)
USD/EUR	JPM	03/16/18	EUR	(5,000)	(6,031)	(109)
USD/EUR	SCB	03/16/18	EUR	(1,000)	(1,206)	(19)
USD/GBP	JPM	01/10/18	GBP	(2,646)	(3,578)	(7)
USD/GBP	UBS	01/10/18	GBP	(70,451)	(95,256)	(1,480)
USD/GBP	JPM	01/22/18	GBP	(6,400)	(8,657)	(75)
USD/GBP	CIT	01/29/18	GBP	(1,380)	(1,867)	(22)
USD/GBP	JPM	01/29/18	GBP	(900)	(1,218)	(13)
USD/JPY	SCB	01/10/18	JPY	(1,749,607)	(15,538)	220
USD/JPY	BNP	02/13/18	JPY	(115,000)	(1,023)	2
USD/JPY	JPM	02/13/18	JPY	(1,169,850)	(10,406)	(64)
USD/JPY	BOA	04/05/18	JPY	(1,483,150)	(13,231)	(62)
USD/KRW	UBS	03/14/18	KRW	(5,991,787)	(5,604)	(219)
USD/MXN	CIT	01/24/18	MXN	(180,031)	(9,128)	444
USD/MXN	JPM	01/24/18	MXN	(3,976)	(202)	1
USD/MXN	BNP	03/01/18	MXN	(123,300)	(6,212)	(316)
USD/NZD	SCB	01/10/18	NZD	(18,454)	(13,092)	(386)
ZAR/USD	BOA	02/06/18	ZAR	28,219	2,261	216
					(336,722)	(7,148)

OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate (%)	Expiration	Notional [1]	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
US CPURNSA (A)	Receiving	DUB	2.50	07/15/22	5,700	129	(640)
US CPURNSA (A)	Receiving	DUB	2.56	05/08/23	11,800	—	(1,074)
US CPURNSA (A)	Paying	MSC	2.06	05/12/25	23,000	—	—
US CPURNSA (A)	Paying	MSC	1.81	09/20/26	1,400	—	(52)
						129	(1,766)

OTC Credit Default Swap Agreements
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection[4]
CMBX.NA.AAA.8 (M)	DUB	N/A	0.50	10/17/57	(4,400)	20	(229)	249
CMBX.NA.AAA.8 (M)	MLP	N/A	0.50	10/17/57	(1,000)	4	(70)	74
Federative Republic of Brazil, 4.25%, 01/07/25 (Q)	CGM	1.09	1.00	06/20/21	(400)	—	(34)	34
Federative Republic of Brazil, 4.25%, 01/07/25 (Q)	CGM	1.44	1.00	06/20/22	(1,800)	(33)	(114)	81
Federative Republic of Brazil, 4.25%, 01/07/25 (Q)	CSI	1.09	1.00	06/20/21	(1,100)	(3)	(76)	73
Federative Republic of Brazil, 4.25%, 01/07/25 (Q)	DUB	1.09	1.00	06/20/21	(800)	(2)	(69)	67
Federative Republic of Brazil, 4.25%, 01/07/25 (Q)	JPM	1.09	1.00	06/20/21	(600)	(2)	(42)	40
					(10,100)	(16)	(634)	618

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Total Return Swap Agreements
Reference Entity[2]	Counterparty	Rate Paid/Received by Fund[9]	Expiration	Notional[1]	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
INVESTMENT COMPANIES
iBoxx USD High Liquid Yield Index (Q)	BOA	3M LIBOR +0.00%	09/20/18	2,500	(10)
iBoxx USD High Liquid Yield Index (Q)	JPM	3M LIBOR +0.00%	09/20/18	2,500	(9)
					(19)

‡The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust’s Board of Trustees.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/PPM America Floating Rate Income Fund * (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.6%
Other Securities		9,786
Total Non-U.S. Government Agency Asset-Backed Securities (cost $9,781)		9,786
CORPORATE BONDS AND NOTES 3.6%
Consumer Discretionary 0.8%
Numericable - SFR SA
7.38%, 05/01/26 (b)	1,490	1,525
Unitymedia KabelBW GmbH
6.13%, 01/15/25 (b)	1,000	1,057
Other Securities		8,622
		11,204
Consumer Staples 0.3%
Other Securities		3,686
Energy 0.4%
Other Securities		6,011
Financials 0.3%
Altice Financing SA
6.63%, 02/15/23 (b)	500	522
Other Securities		3,773
		4,295
Health Care 0.4%
Community Health Systems Inc.
6.25%, 03/31/23	1,000	901
Other Securities		5,594
		6,495
Industrials 0.6%
Other Securities		8,322
Information Technology 0.1%
Other Securities		1,508
Materials 0.6%
Hexion Inc.
10.38%, 02/01/22 (b)	1,000	933
Other Securities		7,715
		8,648
Real Estate 0.0%
Other Securities		537
Telecommunication Services 0.1%
Sprint Corp.
7.13%, 06/15/24	624	637
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (b)	682	686
Other Securities		593
		1,916
Utilities 0.0%
Other Securities		525
Total Corporate Bonds And Notes (cost $51,945)		53,147
SENIOR LOAN INTERESTS 91.0%
Consumer Discretionary 23.7%
Amaya Holdings BV
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 08/01/21 (c)	8,255	8,297
Boyd Gaming Corp.
Term Loan B-3, 3.98%, (3M LIBOR + 2.50%), 09/15/23 (c)	4,441	4,464
Caesars Entertainment Operating Co.
Term Loan, 3.85%, (3M LIBOR + 2.50%), 04/03/24 (c)	6,416	6,419
Caesars Resort Collection LLC
1st Lien Term Loan B, 4.34%, (3M LIBOR + 2.75%), 09/28/24 (c)	9,660	9,698
CSC Holdings LLC
1st Lien Term Loan, 3.74%, (3M LIBOR + 2.25%), 07/15/25 (c)	7,875	7,838
Delta 2 Lux SARL
Term Loan B-3, 4.35%, (3M LIBOR + 3.00%), 07/30/21 (c)	8,137	8,176
	Shares/Par[1]	Value
Golden Nugget Inc.
Incremental Term Loan, 4.66%, (3M LIBOR + 3.25%), 09/07/23 (c)	3,981	4,009
Incremental Term Loan, 4.86%, (3M LIBOR + 3.25%), 09/07/23 (c)	5,231	5,267
iHeartCommunications Inc.
Term Loan D, 8.08%, (1M LIBOR + 6.75%), 01/30/19 (c)	9,000	6,727
La Quinta Intermediate Holdings LLC
Term Loan B, 4.11%, (3M LIBOR + 2.75%), 04/14/21 (c)	6,867	6,885
LTI Holdings Inc.
1st Lien Term Loan, 6.10%, (3M LIBOR + 4.75%), 05/17/24 (c)	2,833	2,844
Numericable Group SA
Term Loan B-11, 4.13%, (3M LIBOR + 2.75%), 07/31/25 (c)	5,159	4,919
Term Loan B-12, 4.35%, (3M LIBOR + 3.00%), 01/31/26 (c)	6,640	6,385
ServiceMaster Co.
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 11/08/23 (c)	8,217	8,242
Travelport Finance (Luxembourg) SARL
Term Loan, 4.17%, (3M LIBOR + 2.75%), 09/02/21 (c)	6,966	6,962
Univision Communications Inc.
Term Loan C-5, 4.10%, (3M LIBOR + 2.75%), 03/15/24 (c)	9,391	9,355
WideOpenWest Finance LLC
Term Loan B, 4.75%, (3M LIBOR + 3.25%), 08/19/23 (c)	8,108	8,025
Other Securities		239,482
		353,994
Consumer Staples 3.0%
Pinnacle Foods Finance LLC
Term Loan B, 3.37%, (3M LIBOR + 2.00%), 01/30/24 (c)	567	571
U.S. Foods Inc.
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 06/27/23 (c)	6,705	6,739
Other Securities		37,823
		45,133
Energy 2.4%
Other Securities		36,266
Financials 9.2%
Alliant Holdings I Inc.
Term Loan B, 4.80%, (3M LIBOR + 3.25%), 07/27/22 (c)	7,003	7,029
Altice Financing SA
Term Loan B, 4.11%, (3M LIBOR + 2.75%), 07/31/25 (c)	2,607	2,550
1st Lien Term Loan, 4.11%, (3M LIBOR + 2.75%), 01/06/26 (c)	1,216	1,189
Asurion LLC
Term Loan B-4, 4.10%, (3M LIBOR + 2.75%), 08/04/22 (c)	6,539	6,569
Term Loan B-5, 4.35%, (3M LIBOR + 3.00%), 11/03/23 (c)	5,363	5,387
2nd Lien Term Loan, 7.35%, (3M LIBOR + 6.00%), 08/04/25 (c)	750	770
Avolon (Luxembourg) SARL
Term Loan B-2, 0.00%, (3M LIBOR + 2.25%), 02/01/22 (c) (d)	5,000	4,960
Term Loan B-2, 3.75%, (3M LIBOR + 2.25%), 01/20/23 (c)	2,463	2,443
DTZ US Borrower LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.25%), 11/04/21 (c) (d)	-	—
1st Lien Term Loan, 4.58%, (3M LIBOR + 3.25%), 11/04/21 (c)	290	286
1st Lien Term Loan, 4.58%, (3M LIBOR + 3.25%), 11/04/21 (c)	6	6
1st Lien Term Loan, 4.63%, (3M LIBOR + 3.25%), 11/04/21 (c)	2,174	2,144
1st Lien Term Loan, 4.63%, (3M LIBOR + 3.25%), 11/04/21 (c)	124	122

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
1st Lien Term Loan, 4.73%, (3M LIBOR + 3.25%), 11/04/21 (c)	20	19
1st Lien Term Loan, 4.73%, (3M LIBOR + 3.25%), 11/04/21 (c)	5,094	5,023
HUB International Ltd.
Term Loan B, 4.35%, (1M LIBOR + 3.00%), 09/17/20 (c)	22	22
Term Loan B, 4.41%, (1M LIBOR + 3.00%), 09/17/20 (c)	8,445	8,480
Level 3 Financing Inc.
Term Loan B, 3.70%, (3M LIBOR + 2.25%), 02/16/24 (c)	9,750	9,750
Unitymedia Finance LLC
Term Loan B, 3.73%, (3M LIBOR + 2.25%), 09/30/25 (c)	2,880	2,881
Other Securities		77,161
		136,791
Health Care 12.3%
Air Medical Group Holdings Inc.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 04/14/22 (c)	4,544	4,523
Term Loan B-1, 5.67%, (3M LIBOR + 4.00%), 04/28/22 (c)	2,892	2,890
Catalent Pharma Solutions Inc.
Term Loan B, 3.60%, (1M LIBOR + 2.25%), 05/08/21 (c)	2,649	2,656
Change Healthcare Holdings Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 (c)	958	959
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 (c)	508	508
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 (c)	704	705
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/03/24 (c)	1,800	1,802
Community Health Systems Inc.
Term Loan G, 4.23%, (1M LIBOR + 2.75%), 12/14/19 (c)	4,828	4,669
Term Loan H, 4.48%, (3M LIBOR + 3.00%), 01/27/21 (c)	4,900	4,669
DJO Finance LLC
Term Loan , 4.60%, (3M LIBOR + 3.25%), 06/24/20 (c)	1,846	1,818
Term Loan , 4.58%, (3M LIBOR + 3.25%), 06/27/20 (c)	1,889	1,861
Envision Healthcare Corp.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 11/17/23 (c)	9,904	9,924
Jaguar Holding Co. II
Term Loan, 4.08%, (3M LIBOR + 2.75%), 08/18/22 (c)	3,637	3,640
Term Loan, 4.10%, (3M LIBOR + 2.75%), 08/18/22 (c)	3,283	3,286
MPH Acquisition Holdings LLC
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 06/07/23 (c)	8,103	8,114
Ortho-Clinical Diagnostics SA
Term Loan B, 5.08%, (3M LIBOR + 3.75%), 06/30/21 (c)	1,114	1,115
Term Loan B, 5.08%, (3M LIBOR + 3.75%), 06/30/21 (c)	754	755
Term Loan B, 5.08%, (3M LIBOR + 3.75%), 06/30/21 (c)	4,063	4,069
Term Loan B, 5.08%, (3M LIBOR + 3.75%), 06/30/21 (c)	2,696	2,700
Team Health Holdings Inc.
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 01/12/24 (c)	8,536	8,306
Other Securities		114,253
		183,222
Industrials 12.0%
American Airlines Inc.
Term Loan B, 3.55%, (3M LIBOR + 2.00%), 06/26/20 (c)	4,802	4,803
Term Loan B, 3.35%, (3M LIBOR + 2.00%), 04/28/23 (c)	1,782	1,780
	Shares/Par[1]	Value
Incremental Term Loan, 3.48%, (3M LIBOR + 2.00%), 12/14/23 (c)	2,842	2,837
Filtration Group Corp.
1st Lien Term Loan, 4.38%, (1Y LIBOR + 3.00%), 11/14/20 (c)	7,176	7,230
Gardner Denver Inc.
Term Loan B, 4.08%, (1M LIBOR + 2.75%), 07/30/24 (c)	5,790	5,806
Gates Global LLC
Term Loan B, 4.69%, (3M LIBOR + 3.00%), 04/01/24 (c)	6,554	6,586
Prime Security Services Borrower LLC
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 05/02/22 (c)	8,758	8,817
Rexnord LLC
Term Loan B, 3.80%, (3M LIBOR + 2.25%), 08/21/24 (c)	4,911	4,929
Tempo Acquisition LLC
Term Loan, 4.35%, (3M LIBOR + 3.00%), 04/20/24 (c)	10,385	10,342
TransDigm Inc.
Term Loan E, 4.10%, (3M LIBOR + 2.75%), 05/13/22 (c)	2,045	2,050
Term Loan G, 4.33%, (3M LIBOR + 3.00%), 08/22/24 (c)	1,015	1,019
Term Loan G, 4.35%, (3M LIBOR + 3.00%), 08/22/24 (c)	3,577	3,592
USI Inc.
Term Loan, 4.35%, (3M LIBOR + 3.00%), 05/16/24 (c)	4,638	4,629
USIC Holdings Inc.
Term Loan B, 5.00%, (3M LIBOR + 3.50%), 12/09/23 (c)	4,717	4,740
Other Securities		109,351
		178,511
Information Technology 10.0%
Almonde Inc.
1st Lien Term Loan, 4.98%, (3M LIBOR + 3.50%), 04/26/24 (c)	1,209	1,212
1st Lien Term Loan, 4.98%, (3M LIBOR + 3.50%), 04/26/24 (c)	1,100	1,103
1st Lien Term Loan, 4.98%, (3M LIBOR + 3.50%), 04/26/24 (c)	6,352	6,368
2nd Lien Term Loan, 8.73%, (3M LIBOR + 7.25%), 04/27/25 (c)	1,940	1,940
Ancestry.com Operations Inc.
1st Lien Term Loan, 4.66%, (1M LIBOR + 3.25%), 10/19/23 (c)	7,760	7,791
Dell Inc.
Term Loan, 3.35%, (1M LIBOR + 2.50%), 09/07/23 (c)	7,170	7,164
First Data Corp.
Term Loan, 3.80%, (1M LIBOR + 2.25%), 07/08/22 (c)	916	917
Term Loan, 3.80%, (1M LIBOR + 2.25%), 04/26/24 (c)	11,310	11,312
Rackspace Hosting Inc.
Incremental 1st Lien Term Loan, 4.38%, (1M LIBOR + 3.00%), 11/03/23 (c)	9,363	9,353
Other Securities		101,329
		148,489
Materials 10.4%
BWAY Holding Co.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 04/03/24 (c)	8,746	8,777
Quikrete Holdings Inc.
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 11/03/23 (c)	9,202	9,213
Rexnord LLC
Term Loan B, 0.00%, (3M LIBOR + 2.75%), 08/21/23 (c) (d)	-	—
Reynolds Group Holdings Inc.
Term Loan, 4.10%, (3M LIBOR + 2.75%), 02/05/23 (c)	8,470	8,505
Term Loan, 4.10%, (3M LIBOR + 2.75%), 02/05/23 (c)	1,913	1,921

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Term Loan, 4.10%, (3M LIBOR + 2.75%), 02/05/23 (c)	3,121	3,134
Univar Inc.
Term Loan, 3.84%, (3M LIBOR + 2.75%), 07/01/22 (c)	9,998	10,030
Wilsonart LLC
Term Loan B, 4.59%, (3M LIBOR + 3.25%), 12/19/23 (c)	7,821	7,862
Other Securities		105,920
		155,362
Real Estate 1.0%
Capital Automotive LP
1st Lien Term Loan, 3.85%, (1M LIBOR + 2.50%), 03/21/24 (c)	4,800	4,811
2nd Lien Term Loan, 7.35%, (3M LIBOR + 6.00%), 03/21/25 (c)	4,301	4,409
Other Securities		6,269
		15,489
Telecommunication Services 5.1%
Intelsat Jackson Holdings SA
Term Loan B-3, 5.21%, (3M LIBOR + 3.75%), 11/27/23 (c)	9,628	9,418
Sprint Communications Inc.
Term Loan B, 3.88%, (3M LIBOR + 2.50%), 02/01/24 (c)	5,508	5,504
Telesat Canada
Term Loan B-4, 4.32%, (3M LIBOR + 3.00%), 11/17/23 (c)	6,913	6,932
Virgin Media Bristol LLC
Term Loan, 3.98%, (3M LIBOR + 2.50%), 02/10/26 (c)	6,640	6,636
Other Securities		47,111
		75,601
Utilities 1.9%
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.35%, (3M LIBOR + 3.00%), 06/24/18 (c)	1,279	1,282
DIP Term Loan, 4.35%, (3M LIBOR + 3.00%), 06/24/18 (c)	11,671	11,696
DIP Term Loan, 4.50%, (3M LIBOR + 3.00%), 06/24/18 (c)	480	481
Other Securities		14,501
		27,960
Total Senior Loan Interests (cost $1,369,097)		1,356,818
PREFERRED STOCKS 0.1%
Energy 0.1%
Other Securities		1,155
Total Preferred Stocks (cost $303)		1,155
OTHER EQUITY INTERESTS 0.0%
Other Securities		27
Total Other Equity Interests (cost $17)		27
	Shares/Par[1]	Value
COMMON STOCKS 0.2%
Consumer Discretionary 0.0%
Caesars Entertainment Corp. (e)	28	348
Energy 0.1%
Other Securities		1,699
Financials 0.1%
Other Securities		1,254
Industrials 0.0%
Other Securities		39
Total Common Stocks (cost $5,422)		3,340
WARRANTS 0.0%
Other Securities		—
Total Warrants (cost $0)		—
SHORT TERM INVESTMENTS 3.9%
Investment Companies 3.9%
JNL Government Money Market Fund - Institutional Class, 1.16% (f) (g)	57,804	57,804
Total Short Term Investments (cost $57,804)		57,804
Total Investments 99.4% (cost $1,494,369)		1,482,077
Other Derivative Instruments (0.0)%		(23)
Other Assets and Liabilities, Net 0.6%		9,031
Total Net Assets 100.0%		$1,491,085

(a) The Fund had an unfunded commitment at December 31, 2017. See Unfunded Commitments in these Schedules of Investments.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $37,124 and 2.5%, respectively.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(e) Non-income producing security.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Unfunded Commitments

	Unfunded Commitment ($)	Appreciation/ (Depreciation) ($)
Allied Universal Holdco LLC Delayed Draw Term Loan	896	(1)
ICSH Inc. Delayed Draw Term Loan†	324	2
	1,220	1

† Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Long Bond	(5)	March 2018	(767)	(1)	2
U.S. Treasury Note, 10-Year	(78)	March 2018	(9,748)	(16)	73
U.S. Treasury Note, 5-Year	(63)	March 2018	(7,358)	(6)	40
				(23)	115

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/PPM America High Yield Bond Fund * (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.6%
Other Securities		14,851
Total Non-U.S. Government Agency Asset-Backed Securities (cost $14,372)		14,851
CORPORATE BONDS AND NOTES 80.9%
Consumer Discretionary 19.6%
Altice SA
7.63%, 02/15/25 (b) (c)	12,000	11,446
CCO Holdings LLC
5.13%, 02/15/23	5,000	5,107
5.38%, 05/01/25 (c)	8,000	8,165
5.13%, 05/01/27 (c)	16,774	16,516
5.88%, 05/01/27 (c)	6,000	6,173
DISH DBS Corp.
5.13%, 05/01/20	4,497	4,591
5.00%, 03/15/23	7,000	6,662
7.75%, 07/01/26	3,000	3,169
Golden Nugget Inc.
6.75%, 10/15/24 (c)	6,260	6,381
8.75%, 10/01/25 (c)	6,000	6,290
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	6,756	6,838
Hilton Worldwide Finance LLC
4.63%, 04/01/25	3,466	3,568
4.88%, 04/01/27	3,267	3,420
Numericable - SFR SA
7.38%, 05/01/26 (c)	9,589	9,813
Numericable Group SA
6.25%, 05/15/24 (c)	3,000	3,000
Performance Food Group Inc.
5.50%, 06/01/24 (c)	825	853
Sally Holdings LLC
5.63%, 12/01/25 (b)	9,085	9,034
Sirius XM Radio Inc.
5.38%, 07/15/26 (c)	9,000	9,307
5.00%, 08/01/27 (c)	4,000	4,009
Unitymedia Hessen GmbH & Co. KG
5.00%, 01/15/25 (c)	8,000	8,221
Unitymedia KabelBW GmbH
6.13%, 01/15/25 (c)	5,000	5,284
Other Securities		320,480
		458,327
Consumer Staples 3.3%
BAT Capital Corp.
3.56%, 08/15/27 (c)	6,088	6,086
4.39%, 08/15/37 (c)	8,000	8,401
4.54%, 08/15/47 (c)	8,000	8,430
JBS Investments GmbH
7.25%, 04/03/24 (b) (c)	10,250	10,061
Pilgrim's Pride Corp.
5.88%, 09/30/27 (c)	3,613	3,717
Other Securities		40,874
		77,569
Energy 12.9%
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	7,065	7,669
5.13%, 06/30/27	13,170	13,571
Cheniere Energy Partners LP
5.25%, 10/01/25 (c)	7,000	7,142
Continental Resources Inc.
4.50%, 04/15/23	6,000	6,107
3.80%, 06/01/24	4,000	3,946
4.38%, 01/15/28 (d) (e)	5,811	5,735
Energy Transfer Equity LP
4.25%, 03/15/23	7,424	7,356
5.50%, 06/01/27	6,000	6,112
Sabine Pass Liquefaction LLC
5.88%, 06/30/26	10,000	11,273
Summit Midstream Partners LP
9.50%, (callable at 104 beginning 12/15/22) (f)	12,000	12,099
Transocean Inc.
7.50%, 01/15/26 (d) (e)	3,713	3,791
	Shares/Par[1]	Value
7.50%, 04/15/31 (b)	5,000	4,462
Transocean Proteus Ltd.
6.25%, 12/01/24 (c)	10,800	11,293
Other Securities		200,186
		300,742
Financials 8.1%
Acrisure LLC
7.00%, 11/15/25 (d) (e)	9,214	8,886
Ally Financial Inc.
3.75%, 11/18/19	3,000	3,042
4.13%, 03/30/20	3,000	3,059
4.63%, 05/19/22	5,000	5,229
5.75%, 11/20/25 (b)	5,000	5,433
Altice Financing SA
6.63%, 02/15/23 (c)	10,000	10,433
CNH Industrial Capital LLC
3.88%, 10/15/21	6,000	6,136
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (f)	10,000	10,391
JPMorgan Chase Bank NA
3.22%, 03/01/25	5,000	5,034
Level 3 Financing Inc.
5.13%, 05/01/23	3,000	3,005
5.38%, 05/01/25	5,000	4,992
5.25%, 03/15/26	8,000	7,825
Other Securities		115,215
		188,680
Health Care 8.6%
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (c)	1,029	1,032
Centene Corp.
4.75%, 05/15/22	6,524	6,790
6.13%, 02/15/24	1,938	2,061
4.75%, 01/15/25	3,146	3,195
Community Health Systems Inc.
8.00%, 11/15/19 (b)	5,000	4,238
6.88%, 02/01/22 (b)	6,000	3,448
6.25%, 03/31/23	4,946	4,454
HCA Inc.
3.75%, 03/15/19	3,115	3,143
4.25%, 10/15/19	2,142	2,187
6.50%, 02/15/20	1,858	1,979
4.75%, 05/01/23	9,739	10,080
5.38%, 02/01/25	11,400	11,828
5.88%, 02/15/26	2,600	2,751
5.25%, 06/15/26	2,273	2,407
4.50%, 02/15/27	8,000	8,066
5.50%, 06/15/47	3,871	3,879
Tenet Healthcare Corp.
4.50%, 04/01/21	4,800	4,840
8.13%, 04/01/22	7,500	7,656
6.75%, 06/15/23 (b)	7,500	7,243
Valeant Pharmaceuticals International Inc.
7.50%, 07/15/21 (c)	4,624	4,721
6.75%, 08/15/21 (c)	376	380
6.50%, 03/15/22 (c)	975	1,026
5.50%, 03/01/23 (c)	12,037	11,079
5.88%, 05/15/23 (c)	9,963	9,260
7.00%, 03/15/24 (c)	2,924	3,145
6.13%, 04/15/25 (c)	3,402	3,125
5.50%, 11/01/25 (c)	5,014	5,118
Other Securities		73,242
		202,373
Industrials 7.0%
Aircastle Ltd.
5.00%, 04/01/23	6,360	6,700
4.13%, 05/01/24	6,931	7,039
Bombardier Inc.
5.75%, 03/15/22 (c)	4,801	4,718
6.00%, 10/15/22 (b) (c)	4,000	3,922
6.13%, 01/15/23 (c)	1,872	1,837
7.50%, 12/01/24 (d) (e)	8,719	8,850
CNH Industrial NV
4.50%, 08/15/23	7,000	7,358

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Prime Security Services Borrower LLC
9.25%, 05/15/23 (c)	5,211	5,774
Standard Industries Inc.
4.75%, 01/15/28 (c)	12,000	12,030
Tempo Acquisition LLC
6.75%, 06/01/25 (c)	3,642	3,693
United Rentals North America Inc.
5.50%, 05/15/27	5,428	5,713
4.88%, 01/15/28	14,000	14,078
Other Securities		83,314
		165,026
Information Technology 1.9%
Other Securities		44,482
Materials 7.9%
Anglo American Capital Plc
4.13%, 09/27/22 (c)	4,601	4,750
4.88%, 05/14/25 (c)	1,399	1,480
4.75%, 04/10/27 (c)	6,000	6,270
BWAY Holding Co.
5.50%, 04/15/24 (c)	5,000	5,206
7.25%, 04/15/25 (c)	7,000	7,236
Freeport-McMoRan Inc.
3.10%, 03/15/20	8,000	8,001
3.55%, 03/01/22	4,000	3,957
3.88%, 03/15/23	1,005	1,001
4.55%, 11/14/24 (b)	7,000	7,113
5.40%, 11/14/34 (b)	8,000	8,160
Hexion Inc.
10.38%, 02/01/22 (c)	2,300	2,145
Hexion US Finance Corp.
6.63%, 04/15/20	5,000	4,494
Signode Industrial Group Lux SA
6.38%, 05/01/22 (c)	4,000	4,170
Other Securities		120,034
		184,017
Real Estate 1.5%
MGM Growth Properties Operating Partnership LP
5.63%, 05/01/24	1,677	1,790
4.50%, 09/01/26	4,444	4,436
Other Securities		28,093
		34,319
Telecommunication Services 7.7%
AT&T Inc.
3.90%, 08/14/27	3,000	3,023
4.90%, 08/14/37	3,000	3,022
5.15%, 02/14/50	3,000	3,037
5.30%, 08/14/58	3,000	3,006
Frontier Communications Corp.
11.00%, 09/15/25	9,000	6,620
7.88%, 01/15/27	2,000	1,287
9.00%, 08/15/31	6,000	3,908
Intelsat Jackson Holdings SA
7.50%, 04/01/21 (b)	3,000	2,732
5.50%, 08/01/23	8,000	6,531
9.75%, 07/15/25 (c)	6,956	6,672
Level 3 Communications Inc.
5.75%, 12/01/22	5,000	5,028
Neptune Finco Corp.
10.88%, 10/15/25 (c)	5,044	5,987
Sprint Capital Corp.
6.88%, 11/15/28	6,000	6,040
Sprint Corp.
7.13%, 06/15/24	15,000	15,317
7.63%, 02/15/25 (b)	3,000	3,135
Sprint Nextel Corp.
7.00%, 03/01/20 (c)	4,000	4,278
6.00%, 11/15/22	5,000	5,001
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (c)	5,454	5,488
T-Mobile USA Inc.
4.00%, 04/15/22	2,000	2,052
6.84%, 04/28/23	654	685
6.50%, 01/15/24	5,000	5,302
	Shares/Par[1]	Value
6.00%, 04/15/24	2,000	2,123
5.13%, 04/15/25	5,000	5,199
5.38%, 04/15/27	2,000	2,133
Other Securities		72,786
		180,392
Utilities 2.4%
AES Corp.
5.50%, 04/15/25	12,000	12,592
5.13%, 09/01/27	6,000	6,327
GenOn Americas Generation LLC
0.00%, 10/01/21 (g) (h)	16,000	15,180
Other Securities		21,222
		55,321
Total Corporate Bonds And Notes (cost $1,860,899)		1,891,248
SENIOR LOAN INTERESTS 4.8%
Consumer Discretionary 1.8%
Cowlitz Tribal Gaming Authority
Term Loan, 11.85%, (3M LIBOR + 10.50%), 12/01/21 (i) (j)	11,490	12,811
Other Securities		30,266
		43,077
Consumer Staples 0.3%
Other Securities		6,034
Energy 0.5%
Other Securities		11,655
Financials 0.1%
Acrisure LLC
Term Loan B, 5.65%, (3M LIBOR + 4.25%), 11/22/23 (i)	3,288	3,317
Health Care 1.2%
Alphabet Holding Co. Inc.
1st Lien Term Loan, 4.83%, (3M LIBOR + 3.50%), 08/15/24 (i)	10,953	10,583
2nd Lien Term Loan, 9.08%, (3M LIBOR + 7.75%), 08/15/25 (i)	7,640	7,105
Change Healthcare Holdings Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 (i)	4,863	4,870
Other Securities		5,078
		27,636
Telecommunication Services 0.5%
Frontier Communications Corp.
Term Loan B-1, 5.09%, (3M LIBOR + 3.75%), 05/31/24 (i)	4,677	4,478
Intelsat Jackson Holdings SA
Term Loan B-5, 0.00%, (3M EURIBOR + 6.625%), 01/15/24 (i) (k)	2,200	2,220
Other Securities		6,134
		12,832
Utilities 0.4%
Other Securities		8,675
Total Senior Loan Interests (cost $113,429)		113,226
GOVERNMENT AND AGENCY OBLIGATIONS 1.9%
U.S. Treasury Securities 1.9%
U.S. Treasury Bond
2.88%, 11/15/46	10,000	10,256
U.S. Treasury Note
1.25%, 05/31/19	10,000	9,917
1.50%, 08/15/26	25,000	23,250
Total Government And Agency Obligations (cost $44,177)		43,423
PREFERRED STOCKS 0.7%
Energy 0.3%
Other Securities		7,366
Financials 0.4%
Federal Home Loan Mortgage Corp. - Series Z, 0.00%, (callable at 25 beginning 12/31/22) (f) (g) (h)	50	430
Federal National Mortgage Association - Series S, 0.00%, (callable at 25 beginning 12/31/20) (f) (g) (h)	519	4,567
Other Securities		2,710
		7,707
Total Preferred Stocks (cost $15,228)		15,073

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
OTHER EQUITY INTERESTS 0.0%
Other Securities		—
Total Other Equity Interests (cost $0)		—
COMMON STOCKS 6.3%
Consumer Discretionary 1.4%
DISH Network Corp. - Class A (g)	80	3,820
MGM Resorts International	200	6,678
Sally Beauty Holdings Inc. (g)	180	3,377
Other Securities		19,703
		33,578
Consumer Staples 0.7%
Other Securities		15,321
Energy 1.7%
Chaparral Energy Inc. (c) (g)	4	103
Chaparral Energy Inc. - Class A (g)	565	13,385
Chaparral Energy Inc. - Class B (g) (l)	119	2,787
Summit Midstream Partners LP	200	4,100
Other Securities		19,209
		39,584
Financials 0.7%
JPMorgan Chase & Co.	90	9,625
Other Securities		6,067
		15,692
Health Care 0.3%
Valeant Pharmaceuticals International Inc. (b) (g)	75	1,559
Other Securities		5,780
		7,339
Industrials 0.2%
Other Securities		5,447
Information Technology 0.2%
Other Securities		4,194
Materials 1.0%
Freeport-McMoRan Inc. - Class B (g)	270	5,119
Other Securities		17,481
		22,600
Real Estate 0.1%
Other Securities		3,513
Total Common Stocks (cost $129,359)		147,268
INVESTMENT COMPANIES 1.3%
SPDR Barclays High Yield Bond ETF (b)	411	15,104
Other Securities		15,830
Total Investment Companies (cost $31,847)		30,934
SHORT TERM INVESTMENTS 10.4%
Investment Companies 1.4%
JNL Government Money Market Fund - Institutional Class, 1.16% (m) (n)	34,304	34,304
Securities Lending Collateral 9.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (n)	209,689	209,689
Total Short Term Investments (cost $243,993)		243,993
Total Investments 106.9% (cost $2,453,304)		2,500,016
Other Derivative Instruments (0.0)%		(252)
Other Assets and Liabilities, Net (6.9)%		(161,589)
Total Net Assets 100.0%		$2,338,175

(a) The Fund had an unfunded commitment at December 31, 2017. See Unfunded Commitments in these Schedules of Investments.

(b) All or portion of the security was on loan.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $1,001,530 and 42.8%, respectively.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f) Perpetual security. Next contractual call date presented, if applicable.

(g) Non-income producing security.

(h) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 0.9% of the Fund’s net assets.

(i) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(j) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(k) This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(l) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Acrisure LLC, 7.00%, 11/15/25	11/06/17	$9,214	$8,886	0.4%
American Energy - Woodford LLC, 9.00%, 09/15/22	09/12/14	4,861	2,150	0.1
Bombardier Inc., 7.50%, 12/01/24	11/21/17	8,719	8,850	0.4
Continental Resources Inc., 4.38%, 01/15/28	12/05/17	5,811	5,735	0.2
CrownRock LP, 5.63%, 10/15/25	10/03/17	6,015	6,021	0.3
Eagle Holding Co. II LLC, 7.63%, 05/15/22	04/28/17	2,103	2,136	0.1
Hologic Inc., 4.38%, 10/15/25	10/05/17	670	682	—
Minerva Luxembourg SA, 5.88%, 01/19/28	12/06/17	4,986	4,948	0.2
PBF Logistics LP, 6.88%, 05/15/23	10/04/17	2,445	2,468	0.1
Scientific Games International Inc., 5.00%, 10/15/25	10/03/17	4,009	4,019	0.2
Sotheby's, 4.88%, 12/15/25	12/08/17	8,000	7,851	0.3

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Restricted Securities (continued)
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Transocean Inc., 7.50%, 01/15/26	10/05/17	3,713	3,791	0.2
Windstream Services LLC, 6.38%, 08/01/23	11/14/17	4,204	3,227	0.1
		$64,750	$60,764	2.6%

Unfunded Commitments

	Unfunded Commitment ($)	Appreciation/ (Depreciation) ($)

Radiate Holdco LLC Bridge Term Loan†	8,000	—
	8,000	—

† Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust’s Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Long Bond	(172)	March 2018	(26,388)	(48)	72
U.S. Treasury Note, 10-Year	(590)	March 2018	(73,733)	(120)	545
U.S. Treasury Note, 2-Year	5	March 2018	1,072	—	(1)
U.S. Treasury Note, 5-Year	(120)	March 2018	(14,010)	(11)	70
Ultra Long Term U.S. Treasury Bond	(166)	March 2018	(27,673)	(73)	(158)
				(252)	528

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/PPM America Mid Cap Value Fund
COMMON STOCKS 99.7%
Consumer Discretionary 19.2%
American Axle & Manufacturing Holdings Inc. (a)	985	$16,783
Best Buy Co. Inc.	136	9,312
Foot Locker Inc.	234	10,989
Helen of Troy Ltd. (a)	145	13,961
Macy's Inc. (b)	459	11,552
Meredith Corp.	164	10,826
Newell Brands Inc.	450	13,920
Penske Automotive Group Inc.	170	8,125
Royal Caribbean Cruises Ltd.	136	16,186
Tupperware Brands Corp.	244	15,318
Viacom Inc. - Class B	229	7,062
		134,034
Consumer Staples 3.4%
Campbell Soup Co.	141	6,793
Ingredion Inc.	123	17,195
		23,988
Energy 10.7%
Apache Corp.	172	7,275
Diamond Offshore Drilling Inc. (a) (b)	510	9,483
Helix Energy Solutions Group Inc. (a)	1,026	7,738
National Oilwell Varco Inc.	196	7,071
Patterson-UTI Energy Inc.	489	11,252
PBF Energy Inc. - Class A	498	17,665
Superior Energy Services Inc. (a)	1,454	14,007
		74,491
Financials 22.0%
Allstate Corp.	134	13,989
American Financial Group Inc.	163	17,714
Bank of the Ozarks Inc.	360	17,461
Hartford Financial Services Group Inc.	312	17,576
Huntington Bancshares Inc.	1,200	17,472
Janus Henderson Group Plc	455	17,393
Lincoln National Corp.	222	17,057
Reinsurance Group of America Inc.	113	17,620
TCF Financial Corp.	850	17,425
		153,707
Health Care 9.6%
CIGNA Corp.	56	11,272
Hill-Rom Holdings Inc.	87	7,300
Lifepoint Health Inc. (a)	305	15,174
Magellan Health Services Inc. (a)	123	11,885
McKesson Corp.	95	14,737
Owens & Minor Inc.	337	6,359
		66,727
Industrials 13.5%
Delta Air Lines Inc.	148	8,271
Esterline Technologies Corp. (a)	131	9,756
Kennametal Inc.	352	17,060
Spirit Aerosystems Holdings Inc. - Class A	201	17,563
Steelcase Inc. - Class A	844	12,832
Terex Corp.	360	17,374
Textron Inc.	208	11,788
		94,644
Information Technology 9.9%
Avnet Inc.	418	16,553
Belden Inc.	166	12,787
CACI International Inc. - Class A (a)	59	7,769
Cognizant Technology Solutions Corp. - Class A	94	6,647
CSRA Inc.	235	7,022
Semtech Corp. (a)	359	12,281
Teradyne Inc.	152	6,343
		69,402
Materials 7.5%
Allegheny Technologies Inc. (a) (b)	285	6,882
Nucor Corp.	116	7,394
Olin Corp.	340	12,087
Reliance Steel & Aluminum Co.	181	15,571
	Shares/Par[1]	Value
Steel Dynamics Inc.	242	10,437
		52,371
Utilities 3.9%
Edison International	193	12,199
PNM Resources Inc.	365	14,752
		26,951
Total Common Stocks (cost $592,842)		696,315
SHORT TERM INVESTMENTS 1.6%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	1,621	1,621
Securities Lending Collateral 1.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	9,845	9,845
Total Short Term Investments (cost $11,466)		11,466
Total Investments 101.3% (cost $604,308)		707,781
Other Assets and Liabilities, Net (1.3)%		(9,138)
Total Net Assets 100.0%		$698,643

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/PPM America Small Cap Value Fund
COMMON STOCKS 99.1%
Consumer Discretionary 17.3%
American Axle & Manufacturing Holdings Inc. (a)	1,310	$22,306
Helen of Troy Ltd. (a)	246	23,693
Meredith Corp.	283	18,705
Penske Automotive Group Inc.	464	22,207
Skechers U.S.A. Inc. - Class A (a)	500	18,920
Superior Industries International Inc.	785	11,656
Tower International Inc.	581	17,737
Tupperware Brands Corp.	356	22,302
		157,526
Consumer Staples 2.4%
Cott Corp.	770	12,823
Ingredion Inc.	64	8,877
		21,700
Energy 9.4%
Helix Energy Solutions Group Inc. (a)	2,745	20,696
Patterson-UTI Energy Inc.	763	17,566
PBF Energy Inc. - Class A	661	23,443
Superior Energy Services Inc. (a)	2,469	23,777
		85,482
Financials 18.1%
American Financial Group Inc.	64	6,903
Banc of California Inc. (b)	851	17,565
BofI Holding Inc. (a) (b)	807	24,141
FCB Financial Holdings Inc. - Class A (a)	118	5,995
Independent Bank Corp.	316	22,052
Janus Henderson Group Plc	551	21,089
Reinsurance Group of America Inc.	61	9,543
Renasant Corp.	550	22,506
Sterling Bancorp	644	15,840
TCF Financial Corp.	900	18,450
		164,084
Health Care 9.9%
Hill-Rom Holdings Inc.	112	9,474
Integer Holdings Corp. (a)	375	16,979
Lifepoint Health Inc. (a)	486	24,203
Magellan Health Services Inc. (a)	232	22,400
Owens & Minor Inc.	879	16,599
		89,655
Industrials 18.5%
Aerojet Rocketdyne Holdings Inc. (a)	551	17,182
Apogee Enterprises Inc.	388	17,730
Esterline Technologies Corp. (a)	182	13,581
GATX Corp. (b)	303	18,816
Kennametal Inc.	478	23,140
SkyWest Inc.	429	22,801
Spirit Aerosystems Holdings Inc. - Class A	75	6,579
Steelcase Inc. - Class A	1,293	19,655
Terex Corp.	472	22,765
Triumph Group Inc.	220	5,984
		168,233
Information Technology 15.3%
Belden Inc.	284	21,901
Benchmark Electronics Inc. (a)	282	8,200
CACI International Inc. - Class A (a)	172	22,777
CSG Systems International Inc.	298	13,041
Photronics Inc. (a)	1,214	10,350
Semtech Corp. (a)	622	21,286
SYNNEX Corp.	113	15,294
Teradyne Inc.	199	8,336
Verint Systems Inc. (a)	436	18,255
		139,440
Materials 4.7%
Allegheny Technologies Inc. (a) (b)	376	9,082
Olin Corp.	395	14,054
Reliance Steel & Aluminum Co.	117	10,003
Steel Dynamics Inc.	211	9,109
		42,248
	Shares/Par[1]	Value
Real Estate 1.5%
Kite Realty Group Trust	708	13,883
Utilities 2.0%
PNM Resources Inc.	458	18,534
Total Common Stocks (cost $768,547)		900,785
SHORT TERM INVESTMENTS 6.1%
Investment Companies 1.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	11,913	11,913
Securities Lending Collateral 4.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	43,734	43,734
Total Short Term Investments (cost $55,647)		55,647
Total Investments 105.2% (cost $824,194)		956,432
Other Assets and Liabilities, Net (5.2)%		(47,508)
Total Net Assets 100.0%		$908,924

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/PPM America Total Return Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 14.9%
American Airlines Pass-Through Trust
Series 2013-B-2, 5.60%, 07/15/20 (a)	1,909	$1,970
Series 2013-A-2, 4.95%, 01/15/23	1,225	1,293
Series 2016-AA-2, 3.20%, 06/15/28	2,926	2,906
American Tower Trust I
Series 2013-A-2, 3.07%, 03/15/23 (a)	6,596	6,652
AmeriCredit Automobile Receivables Trust
Series 2016-A2A-4, 1.34%, 04/08/20	1,229	1,227
Series 2016-A3-1, 1.81%, 10/08/20	2,512	2,511
Ascentium Equipment Receivables LLC
Series 2015-A3-2A, 1.93%, 03/11/19 (a)	332	332
Series 2017-A2-2A, 2.00%, 05/11/20 (a)	1,023	1,020
Series 2017-A3-2A, 2.31%, 12/10/21 (a)	853	848
Ascentium Equipment Receivables Trust
Series 2016-A2-1A, REMIC, 1.75%, 11/13/18 (a)	110	110
Series 2017-A2-1A, 1.87%, 07/10/19 (a)	1,143	1,141
Series 2016-A3-1A, REMIC, 1.92%, 12/10/19 (a)	480	478
Series 2017-A3-1A, 2.29%, 06/10/21 (a)	1,177	1,169
Aventura Mall Trust
Series 2013-A-AVM, REMIC, 3.74%, 12/05/20 (a) (b)	5,060	5,214
Bank of The West Auto Trust
Series 2017-A2-1, 1.78%, 02/15/21 (c) (d)	2,998	2,990
Series 2017-A3-1, 2.11%, 01/15/23 (c) (d)	3,171	3,148
Capital One Multi-Asset Execution Trust
Series 2016-A1-A1, 1.93%, (1M US LIBOR + 0.45%), 04/15/19 (b)	5,714	5,738
Citibank Credit Card Issuance Trust
Series 2013-A4-A4, 1.97%, (1M US LIBOR + 0.42%), 07/24/18 (b)	1,522	1,525
Series 2017-A9-A9, 1.80%, 09/20/19	11,570	11,507
Citigroup Mortgage Loan Trust Inc.
Series 2014-A1-J1, REMIC, 3.50%, 08/25/23 (a)	1,902	1,933
CSMC Trust
Series 2017-A1-HL1, REMIC, 3.50%, 06/25/47 (a) (b)	4,531	4,590
Series 2017-A3-HL2, 3.50%, 10/25/47 (a) (b)	2,844	2,877
Dell Equipment Finance Trust
Series 2016-A2-1, 1.43%, 03/22/18 (a)	1,796	1,795
Series 2016-B-1, 2.03%, 01/22/19 (a)	697	692
Series 2017-A2-1, 1.86%, 06/24/19 (a)	3,975	3,973
Series 2017-A3-2, 2.19%, 10/24/22 (a)	1,612	1,607
GM Financial Automobile Leasing Trust
Series 2016-A3-2, 1.62%, 09/20/19	2,782	2,778
Series 2017-A3-1, 2.06%, 05/20/20	5,186	5,180
Series 2017-A3-3, 2.01%, 11/20/20	2,328	2,318
GS Mortgage Securities Trust
Series 2017-B-SLP, REMIC, 3.77%, 10/10/22 (c) (d)	4,077	4,164
JPMorgan Mortgage Trust
Series 2014-A1-5, REMIC, 3.00%, 10/25/26 (a) (b)	1,567	1,586
Series 2016-2A1-3, REMIC, 3.00%, 10/25/46 (a) (b)	2,772	2,799
Series 2017-A3-2, REMIC, 3.50%, 05/25/47 (a) (b)	5,281	5,349
Series 2017-A6-4, REMIC, 3.00%, 11/25/47 (a) (b)	1,965	1,977
Series 2017-A6-6, REMIC, 3.00%, 01/25/48 (a) (b)	3,125	3,129
Verizon Owner Trust
Series 2016-A-1A, 1.42%, 01/20/21 (a)	7,500	7,448
Series 2016-A-2A, 1.68%, 05/20/21 (a)	3,340	3,317
Series 2017-A-2A, 1.92%, 12/20/21 (a)	6,142	6,102
Series 2017-A1A-3A, 2.06%, 04/20/22 (a)	3,524	3,506
Other Securities		69,102
Total Non-U.S. Government Agency Asset-Backed Securities (cost $188,337)		188,001
CORPORATE BONDS AND NOTES 43.1%
Consumer Discretionary 3.3%
Amazon.com Inc.
3.15%, 08/22/27 (a)	3,250	3,261
3.88%, 08/22/37 (a)	1,340	1,423
	Shares/Par[1]	Value
4.05%, 08/22/47 (a)	2,060	2,211
CCO Holdings LLC
5.13%, 05/01/27 (a)	3,282	3,232
Charter Communications Operating LLC
6.38%, 10/23/35	2,235	2,617
6.83%, 10/23/55	1,030	1,236
Comcast Corp.
3.00%, 02/01/24	2,500	2,516
3.40%, 07/15/46	1,700	1,610
General Motors Co.
5.20%, 04/01/45	1,145	1,207
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	3,095	3,133
Hilton Worldwide Finance LLC
4.63%, 04/01/25	1,588	1,635
4.88%, 04/01/27	1,503	1,574
NBCUniversal Enterprise Inc.
5.25%, (callable at 100 beginning 03/19/21) (a) (e)	1,589	1,680
Other Securities		15,004
		42,339
Consumer Staples 2.5%
BAT Capital Corp.
3.56%, 08/15/27 (a)	1,978	1,977
4.39%, 08/15/37 (a)	7,100	7,456
4.54%, 08/15/47 (a)	2,000	2,107
Kraft Heinz Foods Co.
3.95%, 07/15/25	1,756	1,814
5.00%, 07/15/35	1,605	1,756
4.38%, 06/01/46	1,735	1,718
Other Securities		14,891
		31,719
Energy 4.4%
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	1,158	1,257
5.13%, 06/30/27	4,545	4,683
Petroleos Mexicanos
2.29%, 02/15/24	2,120	2,120
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	1,150	1,280
5.63%, 03/01/25	241	266
5.88%, 06/30/26	4,055	4,571
Other Securities		41,030
		55,207
Financials 16.4%
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26	6,718	6,932
4.90%, 02/01/46	5,689	6,586
Athene Global Funding
2.75%, 04/20/20 (a)	2,800	2,803
4.00%, 01/25/22 (a)	4,205	4,336
3.00%, 07/01/22 (a)	6,331	6,271
Bank of America Corp.
6.25%, (callable at 100 beginning 09/05/24) (e)	1,683	1,860
2.02%, (3M US LIBOR + 0.66%), 07/21/21 (b)	4,300	4,326
3.30%, 01/11/23	3,428	3,511
4.00%, 01/22/25	2,057	2,140
3.25%, 10/21/27	1,380	1,367
3.82%, 01/20/28 (b)	3,240	3,349
3.71%, 04/24/28	3,990	4,095
Capital One Financial Corp.
3.30%, 10/30/24	3,078	3,063
3.75%, 03/09/27	3,033	3,064
Citigroup Inc.
6.25%, (callable at 100 beginning 08/15/26) (e)	2,217	2,450
2.75%, 04/25/22	1,500	1,495
4.05%, 07/30/22	1,325	1,378
4.45%, 09/29/27	553	584
4.13%, 07/25/28	682	703
Credit Suisse AG
6.50%, 08/08/23 (a)	5,986	6,691
3.63%, 09/09/24	1,000	1,032

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Credit Suisse Group AG
7.50%, (callable at 100 beginning 12/11/23) (a) (e)	2,448	2,794
General Motors Financial Co. Inc.
4.20%, 03/01/21	1,576	1,639
Goldman Sachs Group Inc.
2.60%, 12/27/20	3,750	3,750
2.35%, 11/15/21	768	756
3.00%, 04/26/22	2,983	2,995
2.91%, 07/24/23	1,540	1,528
4.25%, 10/21/25	2,071	2,166
6.75%, 10/01/37	1,500	2,008
HSBC Holdings Plc
6.87%, (callable at 100 beginning 06/01/21) (c) (e) (f)	2,500	2,688
4.38%, 11/23/26	2,560	2,673
Icahn Enterprises LP
6.25%, 02/01/22	1,900	1,950
6.75%, 02/01/24	1,900	1,955
6.38%, 12/15/25 (a) (g)	6,227	6,230
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (e)	1,325	1,377
2.95%, 10/01/26	2,720	2,672
3.78%, 02/01/28 (b)	1,400	1,449
3.54%, 05/01/28	751	764
JPMorgan Chase Bank NA
3.22%, 03/01/25	2,798	2,817
Morgan Stanley
2.54%, (3M US LIBOR + 1.18%), 01/20/22 (b)	7,975	8,133
2.29%, (3M US LIBOR + 0.93%), 07/22/22 (b)	3,250	3,280
4.88%, 11/01/22	4,381	4,715
4.10%, 05/22/23	3,360	3,496
3.88%, 04/29/24	5,121	5,347
2.62%, (3M US LIBOR + 1.22%), 05/08/24 (b)	2,675	2,738
3.13%, 07/27/26	3,411	3,357
3.63%, 01/20/27	2,532	2,589
3.59%, 07/22/28 (b)	1,300	1,312
Reckitt Benckiser Treasury Services Plc
2.75%, 06/26/24 (a)	4,249	4,156
3.00%, 06/26/27 (a)	3,743	3,653
Wells Fargo & Co.
5.87%, (callable at 100 beginning 06/15/25) (e) (g)	2,149	2,380
2.10%, 07/26/21	1,560	1,533
2.63%, 07/22/22	4,768	4,736
4.48%, 01/16/24	355	382
Other Securities		45,222
		207,276
Health Care 3.0%
Abbott Laboratories
3.40%, 11/30/23	4,400	4,473
4.75%, 11/30/36	1,324	1,488
Other Securities		31,466
		37,427
Industrials 3.6%
Aircastle Ltd.
6.25%, 12/01/19	1,270	1,343
5.00%, 04/01/23	2,757	2,904
4.13%, 05/01/24	1,756	1,783
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (e)	13,941	14,350
Mexico City Airport Trust
5.50%, 07/31/47 (a)	5,130	5,060
Siemens Financieringsmaatschappij NV
1.70%, 09/15/21 (a)	1,000	972
2.35%, 10/15/26 (a)	5,500	5,182
Other Securities		13,794
		45,388
Information Technology 2.0%
Apple Inc.
2.85%, 05/11/24	3,771	3,783
3.20%, 05/11/27	1,710	1,731
Microsoft Corp.
3.45%, 08/08/36	3,500	3,609
	Shares/Par[1]	Value
3.70%, 08/08/46	1,955	2,038
3.95%, 08/08/56	2,355	2,519
Oracle Corp.
2.95%, 11/15/24	4,178	4,207
3.25%, 11/15/27	994	1,011
4.00%, 11/15/47	2,071	2,203
Other Securities		3,995
		25,096
Materials 2.0%
CF Industries Inc.
3.40%, 12/01/21 (a)	3,910	3,944
4.50%, 12/01/26 (a)	1,560	1,627
Freeport-McMoRan Inc.
3.88%, 03/15/23	484	482
4.55%, 11/14/24 (g)	4,681	4,756
5.40%, 11/14/34	1,794	1,830
Other Securities		13,311
		25,950
Real Estate 0.7%
Other Securities		9,055
Telecommunication Services 1.9%
AT&T Inc.
3.90%, 08/14/27	6,500	6,550
5.25%, 03/01/37	4,230	4,475
4.90%, 08/14/37	6,025	6,070
Other Securities		7,142
		24,237
Utilities 3.3%
Commonwealth Edison Co.
3.75%, 08/15/47	2,149	2,227
Exelon Corp.
3.50%, 06/01/22 (h)	2,583	2,628
5.10%, 06/15/45	1,756	2,077
FirstEnergy Corp.
3.90%, 07/15/27	4,473	4,579
4.85%, 07/15/47 (i)	1,518	1,687
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22	1,679	1,774
2.95%, 04/01/25	4,550	4,525
Southern Co.
3.25%, 07/01/26	6,611	6,502
Other Securities		15,300
		41,299
Total Corporate Bonds And Notes (cost $527,571)		544,993
SENIOR LOAN INTERESTS 2.7%
Consumer Discretionary 0.9%
Charter Communications Operating LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (b) (j)	1,518	1,518
Other Securities		9,381
		10,899
Consumer Staples 0.4%
Other Securities		4,969
Energy 0.4%
Other Securities		4,570
Financials 0.0%
Other Securities		572
Health Care 0.1%
Other Securities		877
Industrials 0.2%
Other Securities		3,170
Materials 0.1%
Other Securities		1,098
Telecommunication Services 0.4%
Other Securities		5,226
Utilities 0.2%
Other Securities		3,137
Total Senior Loan Interests (cost $34,477)		34,518

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
GOVERNMENT AND AGENCY OBLIGATIONS 36.0%
Commercial Mortgage-Backed Securities 0.4%
Freddie Mac Multifamily Aggregation Risk Transfer
Series 2017-A-KT01, REMIC, 1.87%, (1M US LIBOR +/- MBS spread), 02/25/20 (b)	4,645	4,659
Mortgage-Backed Securities 18.5%
Federal Home Loan Mortgage Corp.
2.50%, 08/01/31	1,686	1,687
2.50%, 02/01/32	2,752	2,752
5.00%, 02/01/38	411	445
5.00%, 03/01/38	431	469
5.00%, 05/01/38	321	349
5.00%, 11/01/41	1,391	1,507
4.50%, 03/01/42	3,079	3,301
3.50%, 04/01/42	687	710
3.50%, 05/01/42	426	440
3.50%, 06/01/42	787	814
4.00%, 03/01/43	1,314	1,386
3.00%, 08/01/43	1,066	1,072
4.50%, 10/01/43	661	706
3.50%, 06/01/44	879	907
3.00%, 07/01/45	6,901	6,925
4.00%, 10/01/45	2,398	2,516
3.00%, 01/01/46	1,025	1,027
4.00%, 03/01/46	2,198	2,302
4.50%, 05/01/46	1,697	1,808
4.00%, 07/01/46	1,796	1,881
3.00%, 08/01/46	2,858	2,862
4.00%, 08/01/46	853	893
3.00%, 09/01/46	2,241	2,244
4.50%, 09/01/46	714	759
3.00%, 11/01/46	4,463	4,468
3.00%, 11/01/46	3,999	4,003
4.00%, 02/01/47	1,819	1,904
3.50%, 10/01/47	6,080	6,249
Federal National Mortgage Association
3.00%, 08/01/30	1,306	1,334
3.00%, 09/01/30	1,154	1,176
2.50%, 01/01/31	1,126	1,127
3.00%, 02/01/31	2,010	2,049
2.50%, 04/01/31	1,630	1,632
3.00%, 04/01/31	918	935
2.50%, 11/01/31	1,276	1,276
2.50%, 11/01/32	2,647	2,645
5.50%, 03/01/35	205	227
5.00%, 06/01/35	1,496	1,622
5.50%, 11/01/35	514	570
5.50%, 02/01/37	269	295
5.50%, 08/01/38	465	517
4.50%, 08/01/40	3,501	3,760
4.50%, 08/01/40	1,856	1,992
4.50%, 11/01/40	307	330
4.50%, 02/01/41	248	266
4.50%, 03/01/41	2,414	2,589
3.50%, 01/01/42	1,165	1,210
5.00%, 05/01/42	1,163	1,257
3.50%, 09/01/42	487	496
3.50%, 11/01/42	718	744
3.00%, 01/01/43	763	768
3.00%, 03/01/43	923	928
3.00%, 05/01/43	8,668	8,718
4.50%, 03/01/44	661	707
4.00%, 04/01/44	1,356	1,424
4.50%, 08/01/44	100	107
4.00%, 10/01/44	1,670	1,747
4.00%, 01/01/45	648	680
3.08%, (12M US LIBOR +/- MBS spread), 04/01/45 (b)	2,023	2,066
3.50%, 12/01/45	4,292	4,412
3.50%, 12/01/45	1,362	1,400
3.50%, 12/01/45	3,818	3,925
4.00%, 12/01/45	2,854	2,988
3.50%, 01/01/46	5,096	5,238
3.50%, 01/01/46	3,031	3,116
	Shares/Par[1]	Value
4.00%, 03/01/46	817	855
3.00%, 04/01/46	1,984	1,987
3.50%, 05/01/46	587	603
3.00%, 07/01/46	1,492	1,494
4.50%, 08/01/46	3,754	4,004
3.00%, 11/01/46	6,573	6,581
3.50%, 11/01/46	3,409	3,505
3.50%, 11/01/46	11,254	11,593
3.00%, 01/01/47	2,963	2,966
4.00%, 04/01/47	5,468	5,723
4.00%, 05/01/47	11,423	11,955
4.00%, 08/01/47	9,645	10,096
Government National Mortgage Association
5.00%, 08/20/41	724	787
3.50%, 08/20/42	5,789	6,013
5.00%, 01/20/43	327	356
2.50%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 05/20/43 (b)	670	685
3.50%, 06/20/43	1,260	1,308
4.00%, 05/20/44	2,670	2,812
3.00%, 07/15/45	734	742
3.00%, 07/20/45	5,955	6,019
3.50%, 08/20/46	4,715	4,879
3.50%, 09/20/46	6,917	7,159
3.50%, 11/20/46	1,641	1,698
3.00%, 12/20/46	10,179	10,282
4.00%, 02/20/47	2,170	2,268
3.50%, 05/20/47	5,097	5,276
		234,305
Municipal 0.4%
Other Securities		4,406
Sovereign 0.5%
Bank of England Euro Note
1.75%, 03/06/20 (a)	6,940	6,889
U.S. Treasury Securities 16.2%
U.S. Treasury Bond
3.75%, 08/15/41	9,848	11,664
3.13%, 11/15/41	8,720	9,369
2.50%, 02/15/45	8,625	8,222
2.50%, 02/15/46	3,500	3,330
U.S. Treasury Note
1.63%, 04/30/19	4,000	3,988
1.50%, 05/31/19	5,618	5,590
1.63%, 06/30/19	5,822	5,802
1.38%, 02/29/20	2,110	2,086
1.38%, 04/30/20	14,600	14,420
1.50%, 05/31/20	11,700	11,583
2.00%, 11/15/21	1,031	1,028
2.00%, 02/15/22	20,661	20,558
1.88%, 04/30/22	14,930	14,750
1.63%, 05/31/23	18,000	17,432
2.75%, 02/15/24	21,579	22,142
2.50%, 05/15/24	15,150	15,320
2.25%, 11/15/25	32,020	31,730
1.50%, 08/15/26	6,375	5,929
		204,943
Total Government And Agency Obligations (cost $457,762)		455,202
PREFERRED STOCKS 0.1%
Energy 0.1%
Other Securities		600
Total Preferred Stocks (cost $619)		600
SHORT TERM INVESTMENTS 3.7%
Investment Companies 2.4%
JNL Government Money Market Fund - Institutional Class, 1.16% (k) (l)	29,655	29,655

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Securities Lending Collateral 1.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (l)	16,542	16,542
Total Short Term Investments (cost $46,197)		46,197
Total Investments 100.5% (cost $1,254,963)		1,269,511
Other Derivative Instruments (0.0)%		(179)
Other Assets and Liabilities, Net (0.5)%		(5,704)
Total Net Assets 100.0%		$1,263,628

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $284,561 and 22.5%, respectively.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e) Perpetual security. Next contractual call date presented, if applicable.

(f) Convertible security.

(g) All or portion of the security was on loan.

(h) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(i) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(j) This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(k) Investment in affiliate.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Bank of The West Auto Trust, Series 2017-A2-1, 1.78%, 02/15/21	10/03/17	$2,998	$2,990	0.3%
Bank of The West Auto Trust, Series 2017-A3-1, 2.11%, 01/15/23	10/04/17	3,171	3,148	0.3
Continental Resources Inc., 4.38%, 01/15/28	12/05/17	3,027	2,988	0.2
Foundation Finance Trust, Series 2017-A-1A, 3.30%, 07/15/33	12/07/17	2,594	2,594	0.2
GS Mortgage Securities Trust, Series 2017-B-SLP REMIC, 3.77%, 10/10/22	10/19/17	4,195	4,164	0.3
Hologic Inc., 4.38%, 10/15/25	10/05/17	349	355	—
Samarco Mineracao SA, 0.00%, 11/01/22	10/31/12	343	236	—
		$16,677	$16,475	1.3%

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Long Bond	214	March 2018	32,798	54	(56)
U.S. Treasury Note, 10-Year	(1,424)	March 2018	(177,941)	(289)	1,298
U.S. Treasury Note, 2-Year	(283)	March 2018	(60,738)	(18)	145
U.S. Treasury Note, 5-Year	(184)	March 2018	(21,491)	(17)	117
Ultra 10-Year U.S. Treasury Note	132	March 2018	17,711	37	(81)
Ultra Long Term U.S. Treasury Bond	124	March 2018	20,650	54	139
				(179)	1,562

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/PPM America Value Equity Fund
COMMON STOCKS 99.1%
Consumer Discretionary 14.2%
Best Buy Co. Inc.	39	$2,670
Comcast Corp. - Class A	101	4,045
Foot Locker Inc.	59	2,771
General Motors Co.	122	5,005
Macy's Inc. (a)	170	4,287
Newell Brands Inc.	110	3,387
Royal Caribbean Cruises Ltd.	39	4,664
Viacom Inc. - Class B	198	6,100
		32,929
Consumer Staples 4.8%
Altria Group Inc.	47	3,335
Archer-Daniels-Midland Co.	136	5,471
Campbell Soup Co.	48	2,300
		11,106
Energy 12.4%
Apache Corp.	121	5,117
Chevron Corp.	47	5,896
Diamond Offshore Drilling Inc. (a) (b)	165	3,062
Halliburton Co.	115	5,644
National Oilwell Varco Inc.	89	3,206
Occidental Petroleum Corp.	48	3,521
Patterson-UTI Energy Inc.	108	2,485
		28,931
Financials 25.1%
Allstate Corp.	55	5,749
Bank of America Corp.	176	5,193
Bank of the Ozarks Inc.	85	4,094
Citigroup Inc.	67	4,978
Goldman Sachs Group Inc.	20	5,121
Hartford Financial Services Group Inc.	98	5,538
Huntington Bancshares Inc.	158	2,299
JPMorgan Chase & Co.	49	5,251
Lincoln National Corp.	76	5,804
Morgan Stanley	99	5,200
PNC Financial Services Group Inc.	21	3,073
Wells Fargo & Co.	101	6,134
		58,434
Health Care 13.0%
AbbVie Inc.	58	5,590
CIGNA Corp.	22	4,448
Gilead Sciences Inc.	76	5,416
McKesson Corp.	33	5,209
Merck & Co. Inc.	72	4,051
Pfizer Inc.	156	5,643
		30,357
Industrials 10.1%
Caterpillar Inc.	40	6,350
Delta Air Lines Inc.	96	5,398
Lockheed Martin Corp.	7	2,279
Spirit Aerosystems Holdings Inc. - Class A	43	3,734
Terex Corp.	49	2,372
Textron Inc.	61	3,452
		23,585
Information Technology 13.8%
Apple Inc.	23	3,892
Avnet Inc.	109	4,326
Cisco Systems Inc.	103	3,960
Cognizant Technology Solutions Corp. - Class A	29	2,067
CSRA Inc.	76	2,283
HP Inc.	102	2,133
Intel Corp.	87	3,993
International Business Machines Corp.	33	4,986
Microsoft Corp.	53	4,516
		32,156
Materials 1.8%
Nucor Corp.	67	4,260
Telecommunication Services 2.7%
AT&T Inc.	158	6,151
	Shares/Par[1]	Value
Utilities 1.2%
Edison International	45	2,871
Total Common Stocks (cost $191,109)		230,780
SHORT TERM INVESTMENTS 0.8%
Investment Companies 0.8%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	1,785	1,785
Total Short Term Investments (cost $1,785)		1,785
Total Investments 99.9% (cost $192,894)		232,565
Other Assets and Liabilities, Net 0.1%		337
Total Net Assets 100.0%		$232,902

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/S&P Competitive Advantage Fund
COMMON STOCKS 99.7%
Consumer Discretionary 39.9%
Aptiv Plc	650	$55,110
Best Buy Co. Inc.	1,030	70,557
Darden Restaurants Inc.	366	35,145
Delphi Technologies Plc (a)	216	11,336
Foot Locker Inc.	359	16,848
Gap Inc. (b)	3,234	110,135
Lowe's Cos. Inc.	747	69,410
Michael Kors Holdings Ltd. (a)	1,935	121,817
Netflix Inc. (a)	324	62,136
Nordstrom Inc. (b)	1,886	89,337
O'Reilly Automotive Inc. (a)	244	58,641
Ross Stores Inc.	1,280	102,724
Starbucks Corp.	1,519	87,261
TJX Cos. Inc.	1,141	87,265
Tractor Supply Co.	1,304	97,484
Ulta Beauty Inc. (a)	365	81,739
		1,156,945
Consumer Staples 6.2%
Campbell Soup Co. (b)	1,691	81,361
Clorox Co.	219	32,590
Costco Wholesale Corp.	180	33,591
Hershey Co.	275	31,226
		178,768
Financials 1.5%
CBOE Global Markets Inc.	350	43,636
Health Care 3.2%
AmerisourceBergen Corp.	710	65,222
Gilead Sciences Inc.	387	27,693
		92,915
Industrials 22.4%
3M Co.	409	96,353
C.H. Robinson Worldwide Inc. (b)	1,089	97,062
Delta Air Lines Inc.	1,718	96,229
Fastenal Co.	1,245	68,096
JB Hunt Transport Services Inc.	837	96,184
Robert Half International Inc.	1,721	95,572
Southwest Airlines Co.	1,514	99,084
		648,580
Information Technology 20.5%
Accenture Plc - Class A	644	98,542
Automatic Data Processing Inc.	796	93,311
	Shares/Par[1]	Value
F5 Networks Inc. (a)	655	85,930
MasterCard Inc. - Class A	203	30,690
Paychex Inc.	1,390	94,644
Texas Instruments Inc.	1,009	105,371
Western Union Co. (b)	4,435	84,306
		592,794
Materials 6.0%
Avery Dennison Corp.	339	38,893
LyondellBasell Industries NV - Class A	901	99,353
Sherwin-Williams Co.	89	36,314
		174,560
Total Common Stocks (cost $2,503,512)		2,888,198
SHORT TERM INVESTMENTS 9.5%
Investment Companies 0.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	1,276	1,276
Securities Lending Collateral 9.4%
Repurchase Agreement with CIT, 1.94% (Collateralized by various publicly traded domestic equities with a value of $49,500) acquired on 11/29/17, due 04/02/18 at $45,301 (e)	45,000	45,000
Repurchase Agreement with MLP, 1.94% (Collateralized by various publicly traded domestic equities with a value of $49,500) acquired on 12/20/17, due 03/20/18 at $45,218 (e)	45,000	45,000
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	181,616	181,616
		271,616
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (f) (g)	260	259
Total Short Term Investments (cost $273,151)		273,151
Total Investments 109.2% (cost $2,776,663)		3,161,349
Other Derivative Instruments (0.0)%		(21)
Other Assets and Liabilities, Net (9.2)%		(265,223)
Total Net Assets 100.0%		$2,896,105

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(e) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(f) All or a portion of the security is pledged or segregated as collateral.

(g) The coupon rate represents the yield to maturity.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	76	March 2018	10,197	(21)	(28)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/S&P Dividend Income & Growth Fund
COMMON STOCKS 99.5%
Consumer Discretionary 9.5%
Leggett & Platt Inc.	1,104	$52,713
Nordstrom Inc. (a)	3,446	163,257
Omnicom Group Inc. (a)	788	57,398
Target Corp. (a)	2,720	177,514
VF Corp.	962	71,164
		522,046
Consumer Staples 9.0%
Altria Group Inc.	2,296	163,953
Coca-Cola Co.	2,317	106,303
General Mills Inc. (a)	2,775	164,509
Kimberly-Clark Corp. (a)	470	56,721
		491,486
Energy 9.8%
Chevron Corp.	472	59,118
Exxon Mobil Corp.	675	56,425
Helmerich & Payne Inc. (a)	1,927	124,581
ONEOK Inc.	2,946	157,443
Valero Energy Corp.	1,485	136,479
		534,046
Financials 9.3%
CME Group Inc.	1,196	174,704
People's United Financial Inc.	8,598	160,781
Principal Financial Group Inc.	1,613	113,803
Wells Fargo & Co.	988	59,954
		509,242
Health Care 8.7%
Amgen Inc.	893	155,329
Cardinal Health Inc.	1,699	104,070
Eli Lilly & Co.	626	52,863
Gilead Sciences Inc.	1,467	105,114
Johnson & Johnson	416	58,092
		475,468
Industrials 9.3%
Caterpillar Inc.	522	82,198
Emerson Electric Co.	2,568	178,937
General Electric Co.	6,806	118,766
United Parcel Service Inc. - Class B	463	55,218
WW Grainger Inc. (a)	312	73,733
		508,852
Information Technology 9.3%
Cisco Systems Inc.	4,565	174,831
International Business Machines Corp.	997	153,040
QUALCOMM Inc.	1,856	118,843
Texas Instruments Inc.	579	60,456
		507,170
Materials 9.6%
Air Products & Chemicals Inc.	1,053	172,730
International Flavors & Fragrances Inc.	1,135	173,290
	Shares/Par[1]	Value
Praxair Inc.	1,178	182,171
		528,191
Real Estate 8.0%
Kimco Realty Corp.	7,670	139,219
Simon Property Group Inc. (a)	324	55,628
Ventas Inc.	1,650	99,003
Welltower Inc.	2,237	142,627
		436,477
Telecommunication Services 8.6%
AT&T Inc.	4,095	159,219
CenturyLink Inc.	8,489	141,598
Verizon Communications Inc.	3,170	167,807
		468,624
Utilities 8.4%
American Electric Power Co. Inc.	732	53,875
Consolidated Edison Inc.	656	55,755
Public Service Enterprise Group Inc.	3,230	166,329
SCANA Corp.	838	33,321
Southern Co.	3,142	151,115
		460,395
Total Common Stocks (cost $5,095,884)		5,441,997
SHORT TERM INVESTMENTS 5.8%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	13,107	13,107
Securities Lending Collateral 5.5%
Repurchase Agreement with CIT, 1.94% (Collateralized by various publicly traded domestic equities with a value of $99,000) acquired on 11/29/17, due 04/02/18 at $90,601 (d)	90,000	90,000
Repurchase Agreement with MLP, 1.94% (Collateralized by various publicly traded domestic equities with a value of $99,000) acquired on 12/20/17, due 03/20/18 at $90,437 (d)	90,000	90,000
Securities Lending Cash Collateral Fund LLC, 1.30% (b) (c)	120,104	120,104
		300,104
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (e) (f)	980	978
Total Short Term Investments (cost $314,189)		314,189
Total Investments 105.3% (cost $5,410,073)		5,756,186
Other Derivative Instruments (0.0)%		(88)
Other Assets and Liabilities, Net (5.3)%		(288,589)
Total Net Assets 100.0%		$5,467,509

(a) All or portion of the security was on loan.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	211	March 2018	28,034	(88)	198

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/S&P International 5 Fund *
COMMON STOCKS 98.4%
Australia 7.6%
CIMIC Group Ltd.	6	$248
Other Securities		3,340
		3,588
Belgium 0.8%
AGEAS	8	396
Canada 8.2%
CGI Group Inc. - Class A (a)	7	392
Rogers Communications Inc. - Class B	8	398
Royal Bank of Canada	5	372
Sun Life Financial Inc.	9	377
Teck Resources Ltd. - Class B	17	440
Other Securities		1,891
		3,870
Denmark 2.0%
Danske Bank A/S	9	356
Other Securities		578
		934
Finland 3.3%
Neste Oil Oyj	8	542
Stora Enso Oyj - Class R	29	457
UPM-Kymmene Oyj	13	403
Other Securities		158
		1,560
France 7.7%
AXA SA	13	390
Capgemini SA	4	429
Klepierre	8	364
Renault SA	3	349
Schneider Electric SE	5	386
Vinci SA	4	440
Other Securities		1,291
		3,649
Germany 4.1%
Allianz SE	2	411
Muenchener Rueckversicherungs AG	2	354
Other Securities		1,203
		1,968
Hong Kong 2.2%
HKT Trust	145	185
PCCW Ltd.	291	169
Other Securities		706
		1,060
Israel 0.4%
Other Securities		192
Italy 4.1%
Assicurazioni Generali SpA	21	387
Atlantia SpA	13	416
Enel SpA	71	440
Other Securities		700
		1,943
Japan 22.9%
Denso Corp.	6	354
Komatsu Ltd.	11	407
Nippon Telegraph & Telephone Corp.	6	292
NTT DoCoMo Inc.	11	258
Panasonic Corp.	24	353
Other Securities		9,220
		10,884
Netherlands 5.5%
Aegon NV	58	372
ING Groep NV	22	412
Koninklijke Philips Electronics NV	10	388
Reed Elsevier NV	17	400

	Shares/Par[1]	Value
Unilever NV - CVA	7	366
Wolters Kluwer NV	8	391
Other Securities		289
		2,618
Norway 1.2%
Telenor ASA	19	407
Other Securities		148
		555
Portugal 0.5%
Other Securities		236
Singapore 1.0%
Other Securities		464
South Korea 4.0%
Other Securities		1,902
Spain 4.9%
ACS Actividades de Construccion y Servicios SA	9	352
Aena SME SA	2	437
Banco Santander SA	58	380
CaixaBank SA	90	421
Repsol SA	22	382
Other Securities		333
		2,305
Sweden 4.6%
Alfa Laval AB	17	407
Electrolux AB - Class B	12	370
SKF AB - Class B	16	363
Other Securities		1,053
		2,193
Switzerland 1.4%
ABB Ltd.	14	366
Other Securities		321
		687
United Kingdom 12.0%
BHP Billiton Plc	19	384
Carnival Plc	6	374
HSBC Holdings Plc	38	396
Kingfisher Plc	76	347
Relx Plc	16	386
Rio Tinto Plc	7	394
Standard Life Aberdeen Plc	92	542
Unilever Plc	6	359
Other Securities		2,521
		5,703
Total Common Stocks (cost $39,959)		46,707
RIGHTS 0.0%
Spain 0.0%
Repsol SA (a)	21	10
Total Rights (cost $10)		10
SHORT TERM INVESTMENTS 1.2%
Investment Companies 0.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	231	231
Securities Lending Collateral 0.7%
Securities Lending Cash Collateral Fund LLC, 1.30% (b) (c)	337	337
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (d) (e)	10	10
Total Short Term Investments (cost $578)		578
Total Investments 99.6% (cost $40,547)		47,295
Other Assets and Liabilities, Net 0.4%		174
Total Net Assets 100.0%		$47,469

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) The coupon rate represents the yield to maturity.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Mini MSCI Emerging EAFE Index	2	March 2018	205	—	—

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
JPY/USD	BOA	01/05/18	JPY	4,437	39	—
					39	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/S&P Intrinsic Value Fund
COMMON STOCKS 99.6%
Consumer Discretionary 49.3%
Bed Bath & Beyond Inc.	630	$13,846
Best Buy Co. Inc.	978	66,951
Discovery Communications Inc. - Class A (a) (b)	3,606	80,709
Foot Locker Inc.	1,433	67,198
Ford Motor Co.	4,733	59,115
Gap Inc.	2,028	69,088
H&R Block Inc.	2,106	55,223
HanesBrands Inc. (b)	2,486	51,980
Harley-Davidson Inc. (b)	1,595	81,135
Interpublic Group of Cos. Inc.	1,325	26,715
Kohl's Corp.	1,872	101,500
Lowe's Cos. Inc.	362	33,609
Macy's Inc. (b)	3,266	82,266
Nordstrom Inc. (b)	1,779	84,291
Omnicom Group Inc.	1,072	78,087
PVH Corp.	277	38,020
Ralph Lauren Corp. - Class A	929	96,288
Target Corp.	1,406	91,730
Twenty-First Century Fox Inc. - Class A	2,724	94,076
Wyndham Worldwide Corp.	305	35,291
		1,307,118
Consumer Staples 7.5%
Archer-Daniels-Midland Co.	646	25,886
CVS Health Corp.	1,039	75,309
Tyson Foods Inc. - Class A	406	32,885
Walgreens Boots Alliance Inc.	396	28,764
Wal-Mart Stores Inc.	358	35,361
		198,205
Energy 3.8%
Valero Energy Corp.	1,104	101,520
Health Care 17.3%
Amgen Inc.	308	53,650
Anthem Inc.	123	27,599
Cardinal Health Inc.	490	30,000
DaVita Inc. (a)	1,297	93,686
Express Scripts Holding Co. (a)	1,229	91,756
Gilead Sciences Inc.	1,066	76,339
McKesson Corp.	544	84,866
		457,896
	Shares/Par[1]	Value
Industrials 1.1%
Delta Air Lines Inc.	507	28,403
Information Technology 16.4%
Apple Inc.	185	31,372
Cisco Systems Inc.	1,605	61,458
HP Inc.	4,213	88,515
International Business Machines Corp.	516	79,193
Juniper Networks Inc.	2,912	82,984
NetApp Inc.	692	38,313
Oracle Corp.	597	28,216
Western Union Co.	1,289	24,497
		434,548
Real Estate 2.1%
Host Hotels & Resorts Inc.	2,885	57,263
Telecommunication Services 1.2%
AT&T Inc.	797	31,006
Utilities 0.9%
AES Corp.	2,197	23,791
Total Common Stocks (cost $2,512,798)		2,639,750
SHORT TERM INVESTMENTS 2.1%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	4,728	4,728
Securities Lending Collateral 1.9%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	50,948	50,948
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (e) (f)	460	459
Total Short Term Investments (cost $56,135)		56,135
Total Investments 101.7% (cost $2,568,933)		2,695,885
Other Derivative Instruments (0.0)%		(45)
Other Assets and Liabilities, Net (1.7)%		(45,487)
Total Net Assets 100.0%		$2,650,353

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	93	March 2018	12,342	(45)	101

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/S&P Mid 3 Fund
COMMON STOCKS 99.6%
Consumer Discretionary 36.4%
AMC Networks Inc. - Class A (a)	144	$7,763
American Eagle Outfitters Inc.	256	4,810
Big Lots Inc.	137	7,723
Brinker International Inc. (b)	237	9,225
Carter's Inc.	84	9,853
Chico's FAS Inc.	489	4,311
Cracker Barrel Old Country Store Inc. (b)	26	4,125
Deckers Outdoor Corp. (a)	108	8,709
Dick's Sporting Goods Inc.	289	8,307
Dillard's Inc. - Class A (b)	66	3,960
Gentex Corp.	198	4,151
KB Home	130	4,149
Michaels Cos. Inc. (a)	178	4,297
NVR Inc. (a)	1	4,157
Sally Beauty Holdings Inc. (a)	214	4,013
Service Corp. International	87	3,252
Texas Roadhouse Inc.	71	3,727
Thor Industries Inc.	27	4,040
Urban Outfitters Inc. (a)	132	4,635
Williams-Sonoma Inc. (b)	166	8,584
		113,791
Consumer Staples 7.4%
Boston Beer Co. Inc. - Class A (a)	41	7,846
Nu Skin Enterprises Inc. - Class A	38	2,562
Sprouts Farmers Market Inc. (a)	174	4,226
TreeHouse Foods Inc. (a)	87	4,314
United Natural Foods Inc. (a)	84	4,122
		23,070
Financials 10.1%
CNO Financial Group Inc.	161	3,982
Everest Re Group Ltd.	18	4,076
FactSet Research Systems Inc.	25	4,901
Federated Investors Inc. - Class B	66	2,385
Legg Mason Inc.	102	4,278
Reinsurance Group of America Inc.	25	3,919
RenaissanceRe Holdings Ltd.	30	3,800
SEI Investments Co.	58	4,143
		31,484
Health Care 9.2%
Allscripts-Misys Healthcare Solutions Inc. (a)	227	3,300
Bioverativ Inc. (a)	82	4,408
HealthSouth Corp.	81	4,028
MEDNAX Inc. (a)	82	4,370
Molina Healthcare Inc. (a)	104	7,966
United Therapeutics Corp. (a)	31	4,619
		28,691
Industrials 7.2%
AECOM (a)	86	3,213
Donaldson Co. Inc.	22	1,070
Huntington Ingalls Industries Inc.	17	3,955
Landstar System Inc.	25	2,573
Lennox International Inc.	24	5,022
Old Dominion Freight Line Inc.	32	4,189
Pitney Bowes Inc.	121	1,358
Regal-Beloit Corp.	13	986
		22,366
	Shares/Par[1]	Value
Information Technology 15.8%
Broadridge Financial Solutions Inc.	51	4,632
Cirrus Logic Inc. (a)	147	7,610
Coherent Inc. (a)	14	3,952
CoreLogic Inc. (a)	20	922
Fortinet Inc. (a)	96	4,214
IPG Photonics Corp. (a)	18	3,823
Manhattan Associates Inc. (a)	73	3,604
NCR Corp. (a)	128	4,361
NetScout Systems Inc. (a)	72	2,192
Sabre Corp.	202	4,133
Science Applications International Corp.	21	1,616
Synaptics Inc. (a)	106	4,249
Take-Two Interactive Software Inc. (a)	37	4,024
		49,332
Materials 2.5%
Bemis Co. Inc.	72	3,431
Scotts Miracle-Gro Co. - Class A	42	4,462
		7,893
Real Estate 10.4%
CoreCivic Inc.	42	952
Corporate Office Properties Trust	98	2,869
Hospitality Properties Trust	34	1,020
LaSalle Hotel Properties	108	3,033
Life Storage Inc.	42	3,703
Omega Healthcare Investors Inc. (b)	151	4,150
Potlatch Corp.	31	1,567
Senior Housing Properties Trust	207	3,974
Tanger Factory Outlet Centers Inc. (b)	170	4,517
Taubman Centers Inc.	76	4,982
Washington Prime Group Inc.	223	1,588
		32,355
Telecommunication Services 0.6%
Frontier Communications Corp. (b)	299	2,018
Total Common Stocks (cost $289,720)		311,000
SHORT TERM INVESTMENTS 7.2%
Investment Companies 0.4%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	1,338	1,338
Securities Lending Collateral 6.8%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	21,215	21,215
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (e) (f)	65	65
Total Short Term Investments (cost $22,618)		22,618
Total Investments 106.8% (cost $312,338)		333,618
Other Derivative Instruments (0.0)%		(9)
Other Assets and Liabilities, Net (6.8)%		(21,320)
Total Net Assets 100.0%		$312,289

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P MidCap 400 E-Mini Index	8	March 2018	1,519	(9)	3

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/S&P Total Yield Fund
COMMON STOCKS 99.6%
Consumer Discretionary 32.8%
Bed Bath & Beyond Inc.	578	$12,705
Best Buy Co. Inc.	406	27,825
CBS Corp. - Class B	432	25,491
Darden Restaurants Inc.	311	29,900
Discovery Communications Inc. - Class A (a) (b)	1,919	42,952
Foot Locker Inc.	700	32,815
Gap Inc.	1,794	61,119
Goodyear Tire & Rubber Co.	666	21,517
H&R Block Inc.	1,131	29,657
HanesBrands Inc. (b)	1,159	24,231
Harley-Davidson Inc. (b)	482	24,548
Kohl's Corp.	1,671	90,629
Limited Brands Inc.	443	26,701
Macy's Inc.	2,907	73,218
Newell Brands Inc.	782	24,157
Pulte Homes Inc.	709	23,584
Scripps Networks Interactive Inc. - Class A	288	24,582
Target Corp.	1,253	81,756
Urban Outfitters Inc. (a)	896	31,399
Viacom Inc. - Class B	862	26,543
Yum! Brands Inc.	290	23,672
		759,001
Consumer Staples 7.7%
Archer-Daniels-Midland Co.	595	23,863
CVS Health Corp.	924	67,010
Tyson Foods Inc. - Class A	372	30,136
Walgreens Boots Alliance Inc.	333	24,151
Wal-Mart Stores Inc.	328	32,426
		177,586
Energy 1.1%
Valero Energy Corp.	283	25,992
Financials 11.6%
Ameriprise Financial Inc.	327	55,357
Assurant Inc.	736	74,206
Capital One Financial Corp.	309	30,772
Discover Financial Services	343	26,396
Northern Trust Corp.	279	27,858
Travelers Cos. Inc.	191	25,891
Unum Group	512	28,085
		268,565
Health Care 12.4%
Aetna Inc.	291	52,496
DaVita Inc. (a)	755	54,559
Express Scripts Holding Co. (a)	1,094	81,656
Gilead Sciences Inc.	331	23,718
McKesson Corp.	329	51,374
Patterson Cos. Inc.	662	23,922
		287,725
Industrials 10.9%
Boeing Co.	129	38,111
	Shares/Par[1]	Value
Delta Air Lines Inc.	467	26,151
Emerson Electric Co.	1,179	82,159
General Electric Co.	3,112	54,309
Harris Corp.	200	28,354
TransDigm Group Inc.	85	23,420
		252,504
Information Technology 10.7%
Corning Inc.	1,700	54,392
Lam Research Corp.	275	50,564
Motorola Solutions Inc.	832	75,176
Western Digital Corp.	280	22,244
Western Union Co.	1,188	22,589
Xerox Corp.	765	22,302
		247,267
Materials 5.4%
Albemarle Corp.	393	50,224
Ball Corp.	617	23,366
PPG Industries Inc.	237	27,639
Sealed Air Corp.	504	24,843
		126,072
Real Estate 6.3%
Equity Residential Properties Inc.	369	23,549
Host Hotels & Resorts Inc.	1,295	25,699
Welltower Inc.	359	22,882
Weyerhaeuser Co.	2,132	75,162
		147,292
Telecommunication Services 0.7%
CenturyLink Inc.	963	16,057
Total Common Stocks (cost $2,220,236)		2,308,061
SHORT TERM INVESTMENTS 1.5%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	5,376	5,376
Securities Lending Collateral 1.3%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	29,105	29,105
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (e) (f)	445	444
Total Short Term Investments (cost $34,925)		34,925
Total Investments 101.1% (cost $2,255,161)		2,342,986
Other Derivative Instruments (0.0)%		(34)
Other Assets and Liabilities, Net (1.1)%		(26,204)
Total Net Assets 100.0%		$2,316,748

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(e) All or a portion of the security is pledged or segregated as collateral.

(f) The coupon rate represents the yield to maturity.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
S&P 500 E-Mini Index	74	March 2018	9,821	(34)	80

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Scout Unconstrained Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 8.5%
American Airlines Pass-Through Trust
Series 2013-A-2, 4.95%, 01/15/23	1,083	$1,143
Bank of The West Auto Trust
Series 2015-A3-1, 1.31%, 10/15/19 (a)	2,722	2,720
Series 2017-A2-1, 1.78%, 02/15/21	7,415	7,395
CarMax Auto Owner Trust
Series 2014-A3-4, 1.25%, 04/15/18	3,112	3,109
Commercial Mortgage Pass-Through Certificates
Series 2014-A1-LC15, REMIC, 1.26%, 01/10/19	3,628	3,607
Continental Airlines Inc. Pass-Through Trust
Series 2007-A-1, 5.98%, 10/19/23	216	234
GreenPoint Mortgage Funding Trust
Series 2005-M3-HE1, REMIC, 2.15%, (1M US LIBOR + 0.90%), 09/25/34 (b)	336	332
GS Mortgage Securities Trust
Series 2013-AAB-GC14, REMIC, 3.82%, 04/10/23	2,260	2,352
Hertz Vehicle Financing LLC
Series 2013-A2-1A, 1.83%, 08/25/18	2,670	2,666
Series 2015-A-2A, 2.02%, 09/25/18 (a)	7,811	7,795
Home Equity Loan Trust
Series 2006-AI3-HSA2, REMIC, 5.55%, 11/25/27 (b)	1,850	1,064
Huntington Auto Trust
Series 2015-A3-1, 1.24%, 09/16/19	1,665	1,663
Hyundai Auto Receivables Trust
Series 2016-A2-B, 1.12%, 10/15/19	7,293	7,277
Northwest Airlines Inc.
Series 2007-A-1, 7.03%, 11/01/19	2,919	3,140
SunTrust Auto Receivables Trust
Series 2015-A3-1A, 1.42%, 04/16/18	705	704
UBS-Barclays Commercial Mortgage Trust
Series 2013-A2-C6, REMIC, 2.07%, 04/10/18	11,830	11,823
US Airways Pass-Through Trust
Series 2010-A-1, 6.25%, 04/22/23	1,677	1,865
Series 2012-A-1, 5.90%, 10/01/24	4,888	5,450
Total Non-U.S. Government Agency Asset-Backed Securities (cost $64,742)		64,339
CORPORATE BONDS AND NOTES 25.1%
Consumer Staples 0.8%
Philip Morris International Inc.
2.00%, 02/21/20	6,450	6,420
Energy 0.5%
Energy Transfer Partners LP
4.05%, 03/15/25	3,460	3,449
Financials 21.3%
AIG Global Funding
1.95%, 10/18/19 (a)	3,880	3,848
1.82%, (3M US LIBOR + 0.48%), 07/02/20 (a) (b)	3,350	3,358
Ally Financial Inc.
3.25%, 11/05/18	7,550	7,569
American Express Co.
2.20%, 10/30/20	3,195	3,169
American Express Credit Corp.
1.70%, 10/30/19	4,450	4,405
2.60%, 09/14/20	5,705	5,731
Bank of America Corp.
2.60%, 01/15/19	5,230	5,263
Bank of America NA
1.75%, 06/05/18	3,720	3,719
2.05%, 12/07/18	1,795	1,795
Capital One NA
1.65%, 02/05/18	3,775	3,774
2.35%, 08/17/18	2,980	2,984
Citigroup Inc.
1.80%, 02/05/18	5,974	5,975
2.31%, (3M US LIBOR + 0.95%), 07/24/23 (b)	6,350	6,394
Credit Suisse AG
1.70%, 04/27/18	4,425	4,421
Daimler Finance North America LLC
2.00%, 08/03/18 (a)	4,340	4,337
	Shares/Par[1]	Value
1.75%, 10/30/19 (a)	4,175	4,123
2.30%, 01/06/20 (a)	6,625	6,606
Ford Motor Credit Co. LLC
2.88%, 10/01/18	8,960	9,004
2.55%, 10/05/18	4,145	4,154
2.94%, 01/08/19	4,390	4,416
2.43%, 06/12/20	5,880	5,864
Goldman Sachs Group Inc.
2.75%, 09/15/20	1,795	1,804
JPMorgan Chase & Co.
2.75%, 06/23/20	4,525	4,563
2.09%, (3M US LIBOR + 0.55%), 03/09/21 (b)	11,875	11,906
MassMutual Global Funding II
1.95%, 09/22/20 (a)	7,495	7,407
Metropolitan Life Global Funding I
1.35%, 09/14/18 (a)	8,000	7,966
New York Life Global Funding
1.48%, (3M US LIBOR + 0.12%), 04/12/19 (a) (b)	10,025	10,024
Reliance Standard Life Global Funding II
2.50%, 01/15/20 (a)	3,295	3,299
UBS AG
2.45%, 12/01/20 (a)	2,615	2,609
Wells Fargo & Co.
2.55%, 12/07/20	4,317	4,334
2.61%, (3M US LIBOR + 1.23%), 10/31/23 (b)	6,850	7,021
		161,842
Health Care 1.7%
Abbott Laboratories
2.35%, 11/22/19	5,675	5,679
Becton Dickinson & Co.
2.13%, 06/06/19	3,220	3,213
2.40%, 06/05/20	4,440	4,417
		13,309
Materials 0.3%
Sherwin-Williams Co.
2.25%, 05/15/20	2,600	2,590
Telecommunication Services 0.5%
AT&T Inc.
3.40%, 08/14/24	3,450	3,460
Total Corporate Bonds And Notes (cost $190,717)		191,070
GOVERNMENT AND AGENCY OBLIGATIONS 53.8%
Collateralized Mortgage Obligations 0.2%
Federal National Mortgage Association
Series 2003-CA-89, REMIC, 4.50%, 09/25/18	1,342	1,350
Commercial Mortgage-Backed Securities 4.1%
Federal Home Loan Mortgage Corp.
Series A-KF15, REMIC, 2.04%, (1M US LIBOR +/- MBS spread), 02/25/23 (b)	14,141	14,195
Series A-KF17, REMIC, 1.79%, (1M US LIBOR +/- MBS spread), 03/25/23 (b)	4,942	4,953
Series A2-KP03, REMIC, 1.78%, 07/25/19	3,357	3,337
Federal National Mortgage Association
Series 2013-ASQ2-M7, REMIC, 1.23%, 03/26/18	854	851
Series 2013-ASQ2-M9, REMIC, 1.82%, 06/25/18	5,436	5,422
Series 2015-ASQ2-M1, REMIC, 1.63%, 02/25/18	1,114	1,113
Series 2015-ASQ2-M7, REMIC, 1.55%, 04/25/18	981	979
Series 2015-FA-M3, REMIC, 1.46%, (1M US LIBOR +/- MBS spread), 06/25/18 (b)	366	365
		31,215
Mortgage-Backed Securities 4.8%
Federal National Mortgage Association
1.48%, (1M US LIBOR +/- MBS spread), 10/01/19 (b)	22,350	22,351
TBA, 3.00%, 02/15/48 (c)	13,905	13,891
		36,242
U.S. Treasury Securities 44.7%
U.S. Treasury Note
1.50%, 10/31/19	13,160	13,072
1.25%, 10/31/21	163,390	158,284
2.00%, 12/31/21	77,540	77,140
1.88%, 02/28/22	8,430	8,338

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
2.25%, 08/15/27	84,615	83,399
		340,233
Total Government And Agency Obligations (cost $411,841)		409,040
SHORT TERM INVESTMENTS 13.9%
Investment Companies 13.9%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	105,814	105,814
Total Short Term Investments (cost $105,814)		105,814
Total Investments 101.3% (cost $773,114)		770,263
Other Derivative Instruments 0.0%		93
Other Assets and Liabilities, Net (1.3)%		(9,742)
Total Net Assets 100.0%		$760,614

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $64,092 and 8.4%, respectively.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $13,878.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Euro-Bund	(705)	March 2018	EUR	(114,956)	93	1,156

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/T. Rowe Price Established Growth Fund *
COMMON STOCKS 98.5%
Consumer Discretionary 16.9%
Amazon.com Inc. (a)	461	$539,523
Caesars Entertainment Corp. (a)	4,071	51,496
Netflix Inc. (a)	412	79,107
Priceline Group Inc. (a)	192	333,326
Tesla Inc. (a) (b)	355	110,494
Yum! Brands Inc.	823	67,173
Other Securities		305,719
		1,486,838
Consumer Staples 2.2%
Philip Morris International Inc.	1,127	119,066
Other Securities		73,763
		192,829
Financials 5.9%
Chubb Ltd.	479	69,952
Intercontinental Exchange Inc.	1,118	78,893
JPMorgan Chase & Co.	877	93,786
Morgan Stanley	2,167	113,718
TD Ameritrade Holding Corp.	1,816	92,839
Other Securities		72,368
		521,556
Health Care 15.5%
Alexion Pharmaceuticals Inc. (a)	800	95,609
Anthem Inc.	425	95,652
Becton Dickinson & Co.	684	146,330
CIGNA Corp.	449	91,144
Intuitive Surgical Inc. (a)	331	120,941
Stryker Corp.	861	133,379
UnitedHealth Group Inc.	919	202,691
Vertex Pharmaceuticals Inc. (a)	866	129,756
Other Securities		347,229
		1,362,731
Industrials 11.2%
Acuity Brands Inc.	459	80,840
American Airlines Group Inc.	2,249	117,016
Boeing Co.	777	229,255
Equifax Inc.	588	69,326
Fortive Corp.	935	67,651
Honeywell International Inc.	621	95,237
Illinois Tool Works Inc.	399	66,607
Roper Industries Inc.	309	79,969
Other Securities		176,610
		982,511
Information Technology 41.5%
Alibaba Group Holding Ltd. - ADS (a)	1,402	241,741
Alphabet Inc. - Class A (a)	212	223,426
Alphabet Inc. - Class C (a)	234	244,591
Apple Inc.	3,218	544,541
Electronic Arts Inc. (a)	738	77,534
Facebook Inc. - Class A (a)	2,034	358,988
Fiserv Inc. (a)	520	68,191
Intuit Inc.	771	121,663
MasterCard Inc. - Class A	1,123	169,992
Microsoft Corp.	4,437	379,575
PayPal Holdings Inc. (a)	1,884	138,705

	Shares/Par[1]	Value
Salesforce.com Inc. (a)	1,092	111,605
ServiceNow Inc. (a)	547	71,274
Symantec Corp.	3,992	112,012
Tencent Holdings Ltd.	2,161	112,411
Vantiv Inc. - Class A (a) (b)	1,136	83,575
Visa Inc. - Class A	1,938	220,959
VMware Inc. - Class A (a) (b)	820	102,734
Xilinx Inc.	1,172	79,007
Other Securities		188,555
		3,651,079
Real Estate 3.0%
American Tower Corp.	518	73,876
Crown Castle International Corp.	1,515	168,142
Other Securities		17,876
		259,894
Telecommunication Services 0.6%
Other Securities		47,124
Utilities 1.7%
NextEra Energy Inc.	414	64,631
Other Securities		85,842
		150,473
Total Common Stocks (cost $6,394,161)		8,655,035
PREFERRED STOCKS 0.6%
Consumer Discretionary 0.2%
Other Securities		18,831
Financials 0.1%
Other Securities		6,967
Industrials 0.1%
Other Securities		12,541
Information Technology 0.2%
Other Securities		17,788
Total Preferred Stocks (cost $40,575)		56,127
CORPORATE BONDS AND NOTES 0.2%
Consumer Discretionary 0.2%
Caesars Entertainment Corp.
5.00%, 10/01/24 (b) (c)	10,449	20,238
Total Corporate Bonds And Notes (cost $19,174)		20,238
SHORT TERM INVESTMENTS 1.7%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	6,000	6,000
T. Rowe Price Government Reserve Fund, 1.23% (d) (e)	47,453	47,453
		53,453
Securities Lending Collateral 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (e)	96,611	96,611
Total Short Term Investments (cost $150,064)		150,064
Total Investments 101.0% (cost $6,603,974)		8,881,464
Other Assets and Liabilities, Net (1.0)%		(89,844)
Total Net Assets 100.0%		$8,791,620

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Convertible security.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Airbnb Inc. - Class E	07/14/15	$7,889	$9,566	0.1%
Airbnb Inc. - Series D	04/16/14	6,792	18,831	0.2
Beijing Xiaoju Kuaizhi Co. Ltd. - Series A-17	10/20/15	6,753	12,541	0.1
Dropbox Inc. - Series A	11/11/14	8,341	4,910	0.1
Flipkart Ltd. - Series E	03/20/15	1,070	818	—
Flipkart Ltd. - Series H	04/20/15	5,646	5,581	0.1
Flipkart Ltd. - Series G	12/17/14	5,120	5,061	0.1
Flipkart Ltd.	03/20/15	955	729	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Restricted Securities (continued)
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Flipkart Ltd. - Series C	03/20/15	575	440	—
Flipkart Ltd. - Series A	03/20/15	326	249	—
WeWork Co. - Series E	06/23/15	4,997	6,967	0.1
WeWork Co. - Class A	06/23/15	198	276	—
		$48,662	$65,969	0.8%

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/T. Rowe Price Mid-Cap Growth Fund *
COMMON STOCKS 94.5%
Consumer Discretionary 14.5%
Dollar General Corp.	970	$90,220
Marriott International Inc. - Class A	577	78,316
MGM Resorts International	1,277	42,639
Norwegian Cruise Line Holdings Ltd. (a)	1,499	79,822
O'Reilly Automotive Inc. (a)	176	42,335
Tapestry Inc.	2,029	89,743
Other Securities		348,363
		771,438
Consumer Staples 2.1%
Other Securities		111,312
Energy 1.3%
Concho Resources Inc. (a)	265	39,808
Other Securities		27,491
		67,299
Financials 9.3%
CBOE Global Markets Inc.	528	65,783
Fidelity National Financial Inc.	1,938	76,047
Progressive Corp.	1,319	74,286
TD Ameritrade Holding Corp.	1,459	74,599
Willis Towers Watson Plc	526	79,263
Other Securities		126,748
		496,726
Health Care 18.3%
Agilent Technologies Inc.	1,237	82,842
Alkermes Plc (a)	975	53,362
Alnylam Pharmaceuticals Inc. (a)	311	39,513
Bruker Corp.	1,576	54,082
Catalent Inc. (a)	1,062	43,627
Cooper Cos. Inc.	353	76,912
Envision Healthcare Corp. (a)	1,239	42,820
Hologic Inc. (a)	2,121	90,673
MEDNAX Inc. (a)	710	37,942
Teleflex Inc.	486	120,926
Other Securities		328,661
		971,360
Industrials 20.8%
Allegion Plc	529	42,087
Fortive Corp.	663	47,968
Harris Corp.	529	74,933
HD Supply Holdings Inc. (a)	1,058	42,352
IDEX Corp.	647	85,412
Roper Industries Inc.	353	91,427
Sensata Technologies Holding NV (a)	1,659	84,791
Textron Inc.	2,092	118,386
TransUnion LLC (a)	736	40,451
Verisk Analytics Inc. (a)	546	52,416
Waste Connections Inc.	799	56,681

	Shares/Par[1]	Value
Xylem Inc.	663	45,217
Other Securities		320,220
		1,102,341
Information Technology 22.9%
CoreLogic Inc. (a)	888	41,034
Fiserv Inc. (a)	706	92,578
Global Payments Inc.	574	57,538
IAC/InterActiveCorp. (a)	358	43,776
Keysight Technologies Inc. (a)	1,768	73,549
Marvell Technology Group Ltd.	1,912	41,051
Match Group Inc. (a) (b)	448	14,027
Microchip Technology Inc. (b)	1,057	92,889
Red Hat Inc. (a)	532	63,893
Vantiv Inc. - Class A (a)	884	65,018
Workday Inc. - Class A (a)	413	42,019
Xilinx Inc.	791	53,329
Other Securities		536,081
		1,216,782
Materials 5.3%
Air Products & Chemicals Inc.	353	57,920
Ashland Global Holdings Inc.	285	20,292
Ball Corp.	1,593	60,295
RPM International Inc.	701	36,746
Valvoline Inc.	1,944	48,717
Other Securities		57,719
		281,689
Total Common Stocks (cost $3,702,673)		5,018,947
PREFERRED STOCKS 0.3%
Financials 0.2%
Other Securities		12,741
Information Technology 0.1%
Other Securities		4,609
Total Preferred Stocks (cost $8,170)		17,350
SHORT TERM INVESTMENTS 5.9%
Investment Companies 5.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	3,809	3,809
T. Rowe Price Government Reserve Fund, 1.23% (c) (d)	271,264	271,264
		275,073
Securities Lending Collateral 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	36,293	36,293
Total Short Term Investments (cost $311,366)		311,366
Total Investments 100.7% (cost $4,022,209)		5,347,663
Other Assets and Liabilities, Net (0.7)%		(35,587)
Total Net Assets 100.0%		$5,312,076

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Dropbox Inc. - Class B	05/02/12	$383	$476	—%
Dropbox Inc. - Series C	04/22/14	483	284	—
Dropbox Inc. - Series A-1	05/02/12	2,379	2,956	0.1
Dropbox Inc. - Series A	05/02/12	476	591	—
Flipkart Ltd. - Series D	04/22/14	205	778	—
SurveyMonkey Inc.	04/22/14	679	392	—
WeWork Co. - Series D-2	12/10/14	2,036	5,606	0.1
WeWork Co. - Class A	12/10/14	949	3,009	0.1
WeWork Co. - Series D-1	12/10/14	2,591	7,135	0.1
		$10,181	$21,227	0.4%

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/T. Rowe Price Short-Term Bond Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 29.6%
Ally Master Owner Trust
Series 2015-A-3, 1.63%, 05/15/18	8,755	$8,749
Series 2017-A1-3, 1.91%, (1M US LIBOR + 0.43%), 06/15/20 (a)	815	816
Series 2017-A-2, 1.82%, (1M US LIBOR + 0.34%), 06/15/21 (a)	1,085	1,086
Bayview Mortgage Fund IVC Trust
Series 2017-A-RT3, 3.50%, 01/28/58 (a) (b)	4,919	5,023
COMM Mortgage Trust
Series 2014-A1-UBS5, REMIC, 1.37%, 11/10/18	192	192
Series 2014-A1-CR17, REMIC, 1.28%, 12/10/18	425	423
Series 2014-A1-CR18, REMIC, 1.44%, 05/15/19	573	570
Series 2015-A1-CR26, REMIC, 1.60%, 04/10/20	1,871	1,854
Series 2015-A1-CR24, REMIC, 1.65%, 06/12/20	754	751
Series 2015-A1-CR25, REMIC, 1.74%, 07/10/20	1,749	1,736
Series 2016-A1-CR28, REMIC, 1.77%, 10/10/20	622	616
Series 2014-A-TWC, REMIC, 2.31%, (1M US LIBOR + 0.85%), 02/13/32 (a) (b)	1,280	1,281
Commercial Mortgage Pass-Through Certificates
Series 2014-A1-LC15, REMIC, 1.26%, 01/10/19	700	696
Series 2014-A1-UBS6, REMIC, 1.45%, 08/10/19	746	742
Series 2015-A2-LC23, REMIC, 3.22%, 10/10/20	4,595	4,667
Commercial Mortgage Trust
Series 2014-A1-UBS4, REMIC, 1.31%, 11/10/18	209	208
Series 2014-A1-LC17, REMIC, 1.38%, 12/10/18	438	436
Series 2014-A1-CR21, REMIC, 1.49%, 08/10/19	324	322
Series 2015-A1-CR22, REMIC, 1.57%, 10/10/19	440	437
Fannie Mae Connecticut Avenue Securities
Series 2016-2M1-C01, 3.65%, (1M US LIBOR + 2.10%), 08/25/28 (a)	1,449	1,458
Series 2016-2M1-C07, 2.85%, (1M US LIBOR + 1.30%), 04/25/29 (a)	523	526
Series 2017-1M1-C01, 2.85%, (1M US LIBOR + 1.30%), 07/25/29 (a)	1,454	1,467
Series 2017-2M1-C02, 2.70%, (1M US LIBOR + 1.15%), 09/25/29 (a)	3,115	3,139
Series 2017-2M1-C04, 2.40%, (1M US LIBOR + 0.85%), 11/25/29 (a)	2,516	2,525
Series 2017-1M1-C03, REMIC, 2.50%, (1M US LIBOR + 0.95%), 10/25/29 (a)	3,413	3,432
Series 2017-1M1-C05, REMIC, 2.10%, (1M US LIBOR + 0.55%), 01/25/30 (a)	4,178	4,178
Series 2017-2M1-C06, REMIC, 2.30%, (1M US LIBOR + 0.75%), 02/25/30 (a)	1,285	1,287
Series 2017-1M1-C06, REMIC, 2.30%, (1M US LIBOR + 0.75%), 02/25/30 (a)	3,137	3,142
Freddie Mac Structured Agency Credit Risk Debt Note
Series 2017-M1-DNA3, REMIC, 2.30%, (1M US LIBOR + 0.75%), 03/25/30 (a)	2,314	2,321
GS Mortgage Securities Trust
Series 2016-A1-GS3, 1.43%, 10/10/49	450	442
Series 2014-A1-GC22, REMIC, 1.29%, 05/10/19	566	561
Series 2015-A1-GC28, REMIC, 1.53%, 12/12/19	1,259	1,249
Series 2015-A1-GC32, REMIC, 1.59%, 04/10/20	1,475	1,461
Series 2014-A1-GC24, REMIC, 1.51%, 09/10/47	1,050	1,043
John Deere Owner Trust
Series 2015-A3-A, 1.32%, 05/15/18	362	361
Series 2016-A3-A, 1.36%, 04/15/20	4,900	4,885
Mercedes-Benz Auto Lease Trust
Series 2016-A3-A, 1.52%, 04/16/18	3,510	3,508
Morgan Stanley Capital I Trust
Series 2017-B-CLS, 2.10%, (1M US LIBOR + 0.85%), 11/15/19 (a) (b)	1,925	1,926
Series 2017-C-CLS, 2.25%, (1M US LIBOR + 1.00%), 11/15/19 (a) (b)	1,545	1,545
Series 2015-A1-MS1, REMIC, 1.64%, 07/15/20	1,662	1,650
SLM Student Loan Trust
Series 2007-A4-7, 1.70%, (3M US LIBOR + 0.33%), 01/25/22 (a)	1,542	1,523
Series 2008-A4-1, 2.02%, (3M US LIBOR + 0.65%), 01/25/22 (a)	5,196	5,172
Series 2008-A4-4, 3.02%, (3M US LIBOR + 1.65%), 07/25/22 (a)	1,483	1,519
	Shares/Par[1]	Value
Series 2008-A-9, 2.87%, (3M US LIBOR + 1.50%), 04/25/23 (a)	1,166	1,193
Series 2008-A4-5, 3.07%, (3M US LIBOR + 1.70%), 07/25/23 (a)	1,629	1,681
Series 2010-A-1, 1.95%, (1M US LIBOR + 0.40%), 03/25/25 (a)	3,406	3,370
SMART Trust
Series 2015-A3A-3US, 1.66%, 08/14/18	4,701	4,690
Series 2016-A2A-2US, 1.45%, 08/14/19	2,413	2,406
Towd Point Mortgage Trust
Series 2015-A1B-5, REMIC, 2.75%, 09/25/22 (a) (b)	1,960	1,960
Series 2015-A1B-4, REMIC, 2.75%, 02/25/23 (a) (b)	2,107	2,107
Series 2016-A1B-1, REMIC, 2.75%, 02/25/55 (a) (b)	1,074	1,074
Series 2016-A3B-1, REMIC, 3.00%, 02/25/55 (a) (b)	1,353	1,351
Series 2016-A1A-2, REMIC, 2.75%, 08/25/55 (a) (b)	842	841
Series 2017-A1-1, REMIC, 2.75%, 10/25/56 (a) (b)	2,780	2,780
Series 2017-A1-2, REMIC, 2.75%, 04/25/57 (a) (b)	1,785	1,786
Series 2017-A1-3, REMIC, 2.75%, 06/25/57 (a) (b)	3,704	3,704
Series 2017-A1-6, REMIC, 2.75%, 10/25/57 (a) (b)	6,251	6,247
Volkswagen Auto Loan Enhanced Trust
Series 2014-A4-2, 1.39%, 05/20/18	4,745	4,738
Other Securities		338,063
Total Non-U.S. Government Agency Asset-Backed Securities (cost $460,313)		458,916
CORPORATE BONDS AND NOTES 48.5%
Consumer Discretionary 3.8%
INVISTA Finance LLC
4.25%, 10/15/19 (b)	5,260	5,367
QVC Inc.
3.13%, 04/01/19	5,180	5,208
Time Warner Cable Inc.
6.75% - 8.75%, 07/01/18 - 02/14/19	2,240	2,316
8.25%, 04/01/19	5,320	5,687
Other Securities		40,304
		58,882
Consumer Staples 1.2%
Danone SA
1.69%, 10/30/19 (b)	6,780	6,699
Other Securities		11,471
		18,170
Energy 3.2%
China Shenhua Overseas Capital Co. Ltd.
2.50%, 01/20/18	4,475	4,476
3.13%, 01/20/20	5,900	5,907
Exxon Mobil Corp.
1.88%, (3M US LIBOR + 0.37%), 03/06/22 (a)	8,240	8,282
ONEOK Partners LP
3.20%, 09/15/18	5,385	5,421
Other Securities		26,122
		50,208
Financials 20.7%
ABN AMRO Bank NV
2.10%, 01/18/19 (b)	4,685	4,681
American Express Co.
2.04%, (3M US LIBOR + 0.59%), 05/22/18 (a)	7,075	7,084
American Express Credit Corp.
2.20%, 03/03/20	2,425	2,417
Bank of America Corp.
2.00% - 5.65%, 01/11/18 - 05/01/18	3,875	3,892
2.63%, 04/19/21	2,395	2,407
1.97%, (3M US LIBOR + 0.65%), 10/01/21 (a)	2,295	2,306
2.50%, 10/21/22	1,760	1,740
2.52%, (3M US LIBOR + 1.16%), 01/20/23 (a)	4,025	4,124
Bank of America NA
1.75%, 06/05/18	3,635	3,634

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Commonwealth Bank of Australia
1.75%, 11/02/18	6,984	6,970
Daimler Finance North America LLC
2.24%, (3M US LIBOR + 0.86%), 08/01/18 (a) (b)	3,745	3,759
1.75%, 10/30/19 (b)	5,620	5,551
2.30%, 02/12/21 (b)	495	491
Discover Bank
2.00%, 02/21/18	1,230	1,230
7.00%, 04/15/20	4,820	5,257
Goldman Sachs Group Inc.
6.15%, 04/01/18	9,175	9,270
2.30%, 12/13/19	2,225	2,221
1.95% - 6.00%, 07/23/19 - 09/15/20	3,745	3,827
2.48%, (3M US LIBOR + 1.11%), 04/26/22 (a)	3,030	3,077
2.16%, (3M US LIBOR + 0.78%), 10/31/22 (a)	735	736
Huntington National Bank
2.20%, 11/06/18	6,010	6,016
Hyundai Capital America Inc.
2.50%, 03/18/19 (b)	4,950	4,934
2.00% - 2.40%, 10/30/18 - 07/01/19 (b)	4,125	4,103
Imperial Tobacco Finance Plc
2.05%, 02/11/18 (b)	7,605	7,604
Merrill Lynch & Co. Inc.
6.88%, 04/25/18	5,020	5,095
Morgan Stanley
2.65%, (3M US LIBOR + 1.28%), 04/25/18 (a)	5,755	5,773
2.21%, (3M US LIBOR + 0.85%), 01/24/19 (a)	10,550	10,608
5.50% - 6.63%, 04/01/18 - 07/24/20	2,780	2,918
Shire Acquisitions Investments Ireland Ltd.
1.90%, 09/23/19	7,395	7,325
Sumitomo Mitsui Trust Bank Ltd.
1.80%, 03/28/18 (b)	6,520	6,514
1.95%, 09/19/19 (b)	1,565	1,552
Swedbank AB
1.75%, 03/12/18 (b)	9,235	9,233
UBS Group AG
3.00%, 04/15/21 (b)	5,035	5,069
UBS Group Funding Switzerland AG
2.68%, (3M US LIBOR + 1.22%), 05/23/23 (a) (b)	2,300	2,342
Other Securities		167,246
		321,006
Health Care 4.1%
Abbott Laboratories
2.35%, 11/22/19	6,940	6,945
2.90%, 11/30/21	2,995	3,019
AbbVie Inc.
1.80%, 05/14/18	5,505	5,503
2.30%, 05/14/21	2,675	2,653
Actavis Funding SCS
2.35%, 03/12/18	4,720	4,721
HCA Inc.
3.75%, 03/15/19	5,530	5,579
Teva Pharmaceutical Finance III BV
1.40%, 07/20/18	4,725	4,686
1.70%, 07/19/19	4,975	4,834
Other Securities		26,162
		64,102
Industrials 3.6%
Delta Air Lines Inc.
2.88%, 03/13/20	4,890	4,914
2.60%, 12/04/20	690	687
Stanley Black & Decker Inc.
2.45%, 11/17/18	8,720	8,747
Other Securities		41,831
		56,179
Information Technology 4.2%
Alibaba Group Holding Ltd.
2.50%, 11/28/19	6,170	6,184
DXC Technology Co.
2.88%, 03/27/20	2,565	2,576
2.43%, (3M US LIBOR + 0.95%), 03/01/21 (a)	4,815	4,827
Keysight Technologies Inc.
3.30%, 10/30/19	7,555	7,631
	Shares/Par[1]	Value
Other Securities		44,361
		65,579
Materials 2.0%
Goldcorp Inc.
2.13%, 03/15/18	5,135	5,134
Sherwin-Williams Co.
2.25%, 05/15/20	8,035	8,004
Other Securities		18,039
		31,177
Real Estate 1.9%
ARC Properties Operating Partnership LP
3.00%, 02/06/19	6,931	6,965
Bestgain Real Estate Ltd.
2.63%, 03/13/18	8,585	8,581
Other Securities		13,506
		29,052
Telecommunication Services 1.3%
AT&T Inc.
2.30%, 03/11/19	2,060	2,061
Bellsouth Corp.
4.29%, 04/26/21 (b)	11,470	11,628
Other Securities		6,187
		19,876
Utilities 2.5%
State Grid Overseas Investment Ltd.
2.25%, 05/04/20 (b)	5,995	5,939
Other Securities		33,334
		39,273
Total Corporate Bonds And Notes (cost $753,466)		753,504
GOVERNMENT AND AGENCY OBLIGATIONS 19.4%
Collateralized Mortgage Obligations 1.5%
Federal Home Loan Mortgage Corp.
Series 2015-M1-DNA1, 2.45%, (1M US LIBOR + 0.90%), 10/25/27 (a)	312	313
Series 2016-M1-HQA1, 3.30%, (1M US LIBOR + 1.75%), 09/25/28 (a)	92	92
Series 2017-M1-HQA2, 2.35%, (1M US LIBOR + 0.80%), 12/25/29 (a)	949	952
Series 2017-M1-HQA3, 2.10%, (1M US LIBOR + 0.55%), 04/25/30 (a)	521	521
Series 2016-M1-DNA1, REMIC, 3.00%, (1M US LIBOR + 1.45%), 07/25/28 (a)	542	542
Series 2017-M1-DNA2, REMIC, 2.75%, (1M US LIBOR + 1.20%), 10/25/29 (a)	3,906	3,956
Series PA-3713, REMIC, 2.00%, 02/15/40	3,197	3,163
Series 2017-M1-SC02, REMIC, 3.89%, 05/25/47 (a) (b)	756	745
Series 2017-M1-SPI1, REMIC, 3.99%, 09/25/47 (a) (b)	320	324
Federal National Mortgage Association
Series 2009-AL-70, REMIC, 5.00%, 08/25/19	70	71
Series 2016-FA-85, REMIC, 2.05%, (1M US LIBOR + 0.50%), 11/25/46 (a)	3,135	3,170
Series 2016-FA-83, REMIC, 2.05%, (1M US LIBOR + 0.50%), 11/25/46 (a)	1,727	1,745
Series 2016-FG-85, REMIC, 2.05%, (1M US LIBOR + 0.50%), 11/25/46 (a)	3,173	3,208
Freddie Mac Structured Agency Credit Risk Debt Note
Series 2017-M1-DNA1, REMIC, 2.75%, (1M US LIBOR + 1.20%), 03/25/21 (a)	1,328	1,342
Series 2017-M1-HQA1, REMIC, 2.75%, (1M US LIBOR + 1.20%), 08/25/29 (a)	2,229	2,249
		22,393
Commercial Mortgage-Backed Securities 0.2%
Federal Home Loan Mortgage Corp.
Series A1-K715, REMIC, 2.06%, 03/25/20	3,038	3,034
Mortgage-Backed Securities 5.7%
Federal Home Loan Mortgage Corp.
4.50% - 5.50%, 01/01/18 - 08/01/20	111	113
4.00% - 5.00%, 12/01/23 - 05/01/26	1,040	1,088
2.90% - 3.62%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 09/01/33 - 09/01/35 (a)	517	539

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
3.27% - 3.65%, (12M US LIBOR +/- MBS spread), 09/01/33 - 03/01/36 (a)	666	694
6.00%, 12/01/28 - 01/01/38	1,109	1,252
Federal National Mortgage Association
4.50% - 5.50%, 03/01/18 - 12/01/20	1,184	1,206
4.00% - 5.50%, 04/01/23 - 10/01/26	7,345	7,684
4.50%, 08/01/24	1,760	1,848
4.00%, 04/01/26	886	927
4.50%, 04/01/26	1,388	1,457
4.00%, 09/01/26	734	766
3.50%, 11/01/26	1,522	1,574
4.00%, 12/01/26	1,032	1,080
3.00%, 11/01/29	1,691	1,726
3.00%, 02/01/30	1,766	1,803
3.00%, 07/01/30	1,075	1,097
2.81% - 3.75%, (6M US LIBOR +/- MBS spread), 06/01/33 - 08/01/35 (a)	371	383
5.00%, 10/01/33	2,266	2,453
6.00%, 03/01/34	729	824
2.62% - 3.40%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 06/01/33 - 02/01/36 (a)	1,498	1,572
3.11% - 3.74%, (12M US LIBOR +/- MBS spread), 03/01/33 - 03/01/36 (a)	2,265	2,366
5.50%, 11/01/35	1,125	1,247
5.50%, 01/01/37	748	829
5.50%, 08/01/37	699	775
3.00% - 6.50%, 03/01/30 - 12/01/45	8,513	9,302
5.00%, 05/01/38	1,405	1,522
5.50%, 09/01/38	1,030	1,141
5.50%, 06/01/39	980	1,087
4.50%, 09/01/39	1,522	1,634
5.50%, 12/01/39	975	1,068
4.00%, 08/01/43	2,662	2,802
4.50%, 06/01/44	4,710	5,056
3.50%, 01/01/46	1,064	1,094
3.50%, 10/01/46	2,083	2,140
1.85%, (1M US LIBOR +/- MBS spread), 11/25/47 (a)	4,774	4,759
3.00%, 11/25/47	4,460	4,500
Government National Mortgage Association
5.50%, 07/15/20	20	21
3.50%, 07/20/32	6,021	6,240
3.50%, 08/20/32	2,531	2,623
3.50%, 09/20/32	1,232	1,277
5.00%, 12/20/34 - 02/20/40	493	537
6.00%, 07/15/36	1,243	1,443
4.50%, 09/20/40	826	880
3.50%, 03/20/43	2,781	2,884
3.50%, 04/20/43	922	957
		88,270
Municipal 0.2%
Florida State Board of Administration Finance Corp.
2.16%, 07/01/19	3,650	3,642
Sovereign 0.1%
SoQ Sukuk A QSC
2.10%, 01/18/18	2,050	2,050
U.S. Government Agency Obligations 9.0%
Federal Home Loan Mortgage Corp.
1.25%, 08/01/19 (c)	16,150	15,982
Federal National Mortgage Association
1.00%, 08/28/19 (c)	54,750	53,921
	Shares/Par[1]	Value
1.50%, 02/28/20 (c)	15,000	14,850
1.50%, 07/30/20 (c)	30,000	29,620
1.25%, 08/17/21 (c)	26,125	25,331
		139,704
U.S. Treasury Securities 2.7%
U.S. Treasury Note
1.63%, 11/30/20	28,100	27,815
1.38%, 05/31/21 (d)	14,180	13,859
		41,674
Total Government And Agency Obligations (cost $302,368)		300,767
SHORT TERM INVESTMENTS 2.0%
Certificates of Deposit 0.3%
Intesa Sanpaolo SpA
2.10%, 09/27/18	4,035	4,030
Commercial Paper 1.4%
Enbridge Energy Partners LP, 2.30%, 01/16/18 (b)	8,545	8,537
Energy Transfer Partners LP, 2.45%, 01/16/18 (b)	13,235	13,221
		21,758
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (e) (f)	2,000	2,000
T. Rowe Price Government Reserve Fund, 1.23% (e) (f)	1,816	1,816
		3,816
Securities Lending Collateral 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (f)	1,345	1,345
Total Short Term Investments (cost $30,954)		30,949
Total Investments 99.5% (cost $1,547,101)		1,544,136
Other Derivative Instruments 0.0%		38
Other Assets and Liabilities, Net 0.5%		7,128
Total Net Assets 100.0%		$1,551,302

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $435,009 and 28.0%, respectively.

(c) The security is a direct debt of the agency and not collateralized by mortgages.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Note, 10-Year	(301)	March 2018	(37,538)	(61)	199
U.S. Treasury Note, 2-Year	1,814	March 2018	389,163	113	(768)
				52	(569)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Forward Foreign Currency Contract

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/EUR	HSB	02/23/18	EUR	(712)	(857)	(14)
					(857)	(14)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/T. Rowe Price Value Fund *
COMMON STOCKS 98.8%
Consumer Discretionary 4.2%
Twenty-First Century Fox Inc. - Class B	1,279	$43,633
Other Securities		164,110
		207,743
Consumer Staples 10.0%
Philip Morris International Inc.	964	101,896
Tyson Foods Inc. - Class A	2,762	223,901
Wal-Mart Stores Inc.	907	89,606
Other Securities		79,887
		495,290
Energy 7.8%
Chevron Corp.	373	46,743
EOG Resources Inc.	622	67,148
Occidental Petroleum Corp.	576	42,450
Total SA - ADR	753	41,626
TransCanada Corp.	1,720	83,654
Other Securities		103,630
		385,251
Financials 24.9%
Bank of New York Mellon Corp.	852	45,909
Chubb Ltd.	573	83,769
Citigroup Inc.	1,401	104,258
Fifth Third Bancorp	1,483	44,996
Intercontinental Exchange Inc.	547	38,582
JPMorgan Chase & Co.	2,331	249,299
KeyCorp	2,570	51,834
Marsh & McLennan Cos. Inc.	549	44,715
Morgan Stanley	1,623	85,175
PNC Financial Services Group Inc.	441	63,615
U.S. Bancorp	820	43,914
Wells Fargo & Co.	2,488	150,932
Other Securities		226,200
		1,233,198
Health Care 16.3%
Aetna Inc.	518	93,462
Anthem Inc.	229	51,512
Becton Dickinson & Co.	281	60,226
Danaher Corp.	497	46,171
Johnson & Johnson	304	42,419
Medtronic Plc	843	68,101
Merck & Co. Inc.	1,810	101,837
Pfizer Inc.	1,830	66,276
Stryker Corp.	275	42,550
Other Securities		238,335
		810,889
Industrials 9.8%
American Airlines Group Inc.	856	44,517
Boeing Co.	225	66,412
Delta Air Lines Inc.	863	48,324
Honeywell International Inc.	352	53,998
Johnson Controls International Plc	1,422	54,175
Stanley Black & Decker Inc.	256	43,390
United Parcel Service Inc. - Class B	405	48,213
Other Securities		128,103
		487,132
Information Technology 11.4%
Broadcom Ltd.	265	68,041
Cisco Systems Inc.	1,114	42,651
Microsoft Corp.	2,494	213,354
QUALCOMM Inc.	1,017	65,086
Symantec Corp.	1,439	40,383
Other Securities		135,507
		565,022
Materials 3.4%
DowDuPont Inc.	697	49,626
International Paper Co.	1,002	58,070
Other Securities		60,965
		168,661
	Shares/Par[1]	Value
Real Estate 1.2%
Crown Castle International Corp.	359	39,830
Other Securities		20,894
		60,724
Telecommunication Services 1.9%
Verizon Communications Inc.	1,771	93,728
Utilities 7.9%
American Electric Power Co. Inc.	783	57,609
NextEra Energy Inc.	397	62,019
Sempra Energy	376	40,170
Southern Co.	1,063	51,100
Other Securities		181,215
		392,113
Total Common Stocks (cost $4,260,982)		4,899,751
PREFERRED STOCKS 0.6%
Health Care 0.2%
Becton Dickinson & Co. - Series A, 6.13%, 05/01/20 (a)	188	10,900
Utilities 0.4%
NextEra Energy Inc., 6.12%, 09/01/19 (a)	345	19,376
Total Preferred Stocks (cost $26,493)		30,276
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	3,831	3,831
T. Rowe Price Government Reserve Fund, 1.23% (b) (c)	22,537	22,537
Total Short Term Investments (cost $26,368)		26,368
Total Investments 99.9% (cost $4,313,843)		4,956,395
Other Assets and Liabilities, Net 0.1%		5,883
Total Net Assets 100.0%		$4,962,278

(a) Convertible security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Vanguard Growth Allocation Fund
INVESTMENT COMPANIES 98.3%
Vanguard Emerging Markets Government Bond ETF	11	$882
Vanguard FTSE Developed Markets ETF	197	8,813
Vanguard Growth ETF	28	3,907
Vanguard Intermediate-Term Corporate Bond ETF - Admiral Shares	19	1,670
Vanguard Mid-Cap ETF (a)	22	3,357
Vanguard Mortgage-Backed Securities ETF	37	1,962
Vanguard MSCI Emerging Markets ETF	76	3,496
Vanguard Short-Term Corporate Bond ETF	11	882
Vanguard Short-Term Inflation-Protected Securities Index ETF (a)	14	683
Vanguard Small-Cap ETF	9	1,370
Vanguard Total Bond Market ETF	22	1,771
Vanguard Total Stock Market ETF	59	8,145
Vanguard Value ETF	41	4,348
Total Investment Companies (cost $40,656)		41,286
SHORT TERM INVESTMENTS 2.9%
Investment Companies 1.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	552	552
Securities Lending Collateral 1.6%
Securities Lending Cash Collateral Fund LLC, 1.30% (b) (c)	681	681
Total Short Term Investments (cost $1,233)		1,233
Total Investments 101.2% (cost $41,889)		42,519
Other Assets and Liabilities, Net (1.2)%		(495)
Total Net Assets 100.0%		$42,024

(a)  All or portion of the security was on loan.

(b)  Investment in affiliate.

(c)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/Vanguard Moderate Allocation Fund
INVESTMENT COMPANIES 98.2%
Vanguard Emerging Markets Government Bond ETF	26	$2,067
Vanguard FTSE Developed Markets ETF	82	3,658
Vanguard Growth ETF	10	1,456
Vanguard Intermediate-Term Corporate Bond ETF - Admiral Shares	52	4,544
Vanguard Mid-Cap ETF	7	1,021
Vanguard Mortgage-Backed Securities ETF	91	4,776
Vanguard MSCI Emerging Markets ETF	29	1,334
Vanguard Short-Term Corporate Bond ETF	21	1,669
Vanguard Short-Term Inflation-Protected Securities Index ETF	42	2,058
Vanguard Small-Cap ETF	4	599
Vanguard Total Bond Market ETF	49	3,990
Vanguard Total Stock Market ETF	27	3,776
Vanguard Value ETF	16	1,721
Total Investment Companies (cost $32,481)		32,669
SHORT TERM INVESTMENTS 3.1%
Investment Companies 3.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (a) (b)	1,017	1,017
Total Short Term Investments (cost $1,017)		1,017
Total Investments 101.3% (cost $33,498)		33,686
Other Assets and Liabilities, Net (1.3)%		(432)
Total Net Assets 100.0%		$33,254

(a)  Investment in affiliate.

(b)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/Vanguard Moderate Growth Allocation Fund
INVESTMENT COMPANIES 97.8%
Vanguard Emerging Markets Government Bond ETF (a)	26	$2,085
Vanguard FTSE Developed Markets ETF	178	7,997
Vanguard Growth ETF (a)	26	3,621
	Shares/Par[1]	Value
Vanguard Intermediate-Term Corporate Bond ETF - Admiral Shares	49	4,299
Vanguard Mid-Cap ETF (a)	14	2,109
Vanguard Mortgage-Backed Securities ETF	91	4,756
Vanguard MSCI Emerging Markets ETF	63	2,918
Vanguard Short-Term Corporate Bond ETF	19	1,506
Vanguard Short-Term Inflation-Protected Securities Index ETF	40	1,961
Vanguard Small-Cap ETF	8	1,246
Vanguard Total Bond Market ETF	48	3,955
Vanguard Total Stock Market ETF	56	7,629
Vanguard Value ETF	39	4,138
Total Investment Companies (cost $47,651)		48,220
SHORT TERM INVESTMENTS 2.2%
Investment Companies 2.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	1,019	1,019
Securities Lending Collateral 0.1%
Securities Lending Cash Collateral Fund LLC, 1.30% (b) (c)	47	47
Total Short Term Investments (cost $1,066)		1,066
Total Investments 100.0% (cost $48,717)		49,286
Other Assets and Liabilities, Net 0.0%		2
Total Net Assets 100.0%		$49,288

(a)  All or portion of the security was on loan.

(b)  Investment in affiliate.

(c)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Westchester Capital Event Driven Fund
COMMON STOCKS 51.2%
Consumer Discretionary 14.4%
Caesars Entertainment Corp. (a)	71	$897
CalAtlantic Group Inc. (b)	82	4,612
CBS Corp. - Class B (c)	2	113
ILG Inc. (b) (c)	120	3,412
Legacy Acquisition Corp. (a)	356	3,535
Liberty SiriusXM Group - Class A (a) (b)	108	4,279
News Corp. - Class A (b)	90	1,463
Scripps Networks Interactive Inc. - Class A (b)	107	9,102
Time Warner Inc. (b)	85	7,782
Tribune Media Co. - Class A	13	541
		35,736
Consumer Staples 0.1%
Rite Aid Corp. (a)	157	309
Energy 2.3%
Columbia Pipeline Group Inc. (a) (d) (e) (f)	134	3,417
EQT Corp. (c)	38	2,186
		5,603
Financials 9.2%
Avista Healthcare Public Acquisition Corp. - Class A (a)	123	1,220
Big Rock Acquisition Corp. (a)	113	1,156
Bison Capital Acquisition Corp. (a)	107	1,052
Black Ridge Acquisition Corp. (a)	85	820
CM Seven Star Acquisition Corp. (a)	247	2,382
Draper Oakwood Technology Acquisition Inc. - Class A (a)	102	999
Federal Street Acquisition Corp. - Class A (a)	24	231
Forum Merger Corp. - Class A (a)	485	4,844
GigCapital Inc. (a)	302	3,020
Matlin & Partners Acquisition Corp. - Class A (a)	61	600
Modern Media Acquisition Corp. (a)	241	2,365
Pensare Acquisition Corp. (a)	165	1,599
Regalwood Global Energy Ltd. (a)	240	2,388
		22,676
Health Care 3.5%
Advanced Accelerator Applications SA - ADS (a) (b) (c)	17	1,367
Aetna Inc.	41	7,323
		8,690
Industrials 6.8%
CSX Corp. (c)	41	2,266
General Electric Co. (b)	73	1,272
Johnson Controls International Plc	106	4,033
Rockwell Collins Inc. (b)	68	9,209
		16,780
Information Technology 3.9%
Borqs Technologies Inc. (a)	7	37
Cavium Inc. (a)	47	3,979
DXC Technology Co. (b) (c)	41	3,872
MoneyGram International Inc. (a) (b)	101	1,327
QUALCOMM Inc. (c)	6	393
		9,608
Materials 8.4%
DowDuPont Inc. (b) (c)	269	19,148
Monsanto Co. (b)	14	1,586
		20,734
Real Estate 2.0%
GGP Inc. (c)	196	4,583
Starwood Property Trust Inc.	20	427
		5,010
Telecommunication Services 0.1%
CenturyLink Inc.	19	321
Utilities 0.5%
Dynegy Inc. (a)	95	1,131
Total Common Stocks (cost $124,377)		126,598
	Shares/Par[1]	Value
PREFERRED STOCKS 3.4%
Energy 1.5%
Callon Petroleum Co. - Series A, 10.00%, (callable at 50 beginning 05/30/18) (g)	28	1,448
NuStar Logistics LP, 7.63%, (callable at 25 beginning 02/05/18)	96	2,409
		3,857
Real Estate 1.9%
Colony NorthStar Inc. - Series E, 8.75%, (callable at 25 beginning 05/15/19) (g)	63	1,682
Colony NorthStar Inc. - Series B, 8.25%, (callable at 25 beginning 02/05/18) (g)	42	1,079
Kimco Realty Corp. - Series M, 5.25%, (callable at 25 beginning 12/20/22) (g)	49	1,213
Vornado Realty Trust - Series M, 5.25%, (callable at 25 beginning 12/13/22) (g)	25	644
		4,618
Total Preferred Stocks (cost $8,423)		8,475
RIGHTS 0.2%
Bison Capital Acquisition Corp. (a)	107	40
Black Ridge Acquisition Corp. (a)	85	24
CM Seven Star Acquisition Corp. (a)	247	79
Draper Oakwood Technology Acquisition Inc. (a)	102	49
Forum Merger Corp. (a)	361	238
Modern Media Acquisition Corp. (a)	241	94
Nexstar Broadcasting Inc. (a) (h)	134	14
Pensare Acquisition Corp. (a)	165	73
Total Rights (cost $423)		611
WARRANTS 0.1%
Bison Capital Acquisition Corp. (a)	53	19
Black Ridge Acquisition Corp. (a)	85	28
Borqs Technologies Inc. (a)	69	12
CM Seven Star Acquisition Corp. (a)	123	36
Draper Oakwood Technology Acquisition Inc. (a)	51	26
Federal Street Acquisition Corp. (a)	12	12
Forum Merger Corp. (a)	181	116
Modern Media Acquisition Corp. (a)	120	61
Pensare Acquisition Corp. (a)	83	46
Total Warrants (cost $246)		356
INVESTMENT COMPANIES 4.7%
Altaba Inc. (a)	2	146
Apollo Senior Floating Rate Fund Inc.	55	897
BlackRock Debt Strategies Fund Inc.	235	2,754
BlackRock Floating Rate Income Strategies Fund Inc.	47	650
Eaton Vance Floating-Rate Income Trust	56	805
First Trust Senior Floating Rate Income Fund II	55	706
Invesco Dynamic Credit Opportunities Fund	78	915
Invesco Senior Income Trust	206	904
Voya Prime Rate Trust	177	896
Western Asset High Income Opportunity Fund Inc. (b)	568	2,878
Total Investment Companies (cost $11,265)		11,551
CORPORATE BONDS AND NOTES 19.0%
Consumer Discretionary 2.8%
Caesars Entertainment Corp.
5.00%, 10/01/24 (i)	719	1,392
Sinclair Television Group Inc.
6.13%, 10/01/22	3,569	3,678
Time Inc.
5.75%, 04/15/22 (j)	1,581	1,650
Tribune Media Co.
5.88%, 07/15/22	243	250
		6,970
Consumer Staples 2.2%
Rite Aid Corp.
9.25%, 03/15/20	2,793	2,836
6.75%, 06/15/21	2,633	2,619
		5,455
Energy 1.3%
Enbridge Inc.
6.00%, 01/15/77 (i) (k)	3,077	3,200

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Health Care 1.5%
Impax Laboratories Inc.
2.00%, 06/15/22 (i)	3,697	3,558
Industrials 1.5%
General Cable Corp.
5.75%, 10/01/22 (l)	3,543	3,655
Information Technology 1.3%
Brocade Communications Systems Inc.
1.38%, 01/01/20 (i)	3,161	3,215
Utilities 8.4%
Dynegy Inc.
5.88%, 06/01/23	1,519	1,541
Energy Future Intermediate Holding Co. LLC
0.00%, 10/01/21 (a) (j) (m)	213	306
0.00%, 03/01/22 (a) (m)	2,866	4,399
GenOn Americas Generation LLC
0.00%, 05/01/31 (a) (m)	9,261	8,879
TerraForm Global Operating LLC
9.75%, 08/15/22 (j) (l)	5,169	5,717
		20,842
Total Corporate Bonds And Notes (cost $46,002)		46,895
OTHER EQUITY INTERESTS 0.1%
Impax Laboratories Inc. Escrow (a) (d) (n)	1,261	8
Winthrop Realty Trust Escrow (a) (f) (h) (n) (o)	51	308
Total Other Equity Interests (cost $558)		316
SHORT TERM INVESTMENTS 6.3%
Investment Companies 6.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (p) (q)	15,455	15,455
Total Short Term Investments (cost $15,455)		15,455
Total Investments 85.0% (cost $206,749)		210,257
Total Securities Sold Short (10.8)% (proceeds $24,696)		(26,615)
Total Purchased Options 0.2% (cost $1,111)		411
Other Derivative Instruments (2.5)%		(6,106)
Other Assets and Liabilities, Net 28.1%		69,286
Total Net Assets 100.0%		$247,233

(a) Non-income producing security.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) All or a portion of the security is subject to a written call option.

(d) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e) Shares subject to merger appraisal rights.

(f) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(g) Perpetual security. Next contractual call date presented, if applicable.

(h) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(i) Convertible security.

(j) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $7,673 and 3.1%, respectively.

(k) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(l) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(m) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 5.5% of the Fund’s net assets.

(n) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(o) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(p) Investment in affiliate.

(q) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

	Shares/Par[1]	Value
SECURITIES SOLD SHORT (10.8%)
COMMON STOCKS (10.8%)
Consumer Discretionary (3.0%)
Discovery Communications Inc. - Class C	(77)	$(1,625)
Lennar Corp. - Class A	(63)	(3,976)
Lennar Corp. - Class B	(1)	(34)
Marriott Vacations Worldwide Corp.	(1)	(94)
News Corp. - Class B	(90)	(1,498)
Sinclair Broadcast Group Inc. - Class A	(3)	(111)
		(7,338)
Consumer Staples (1.0%)
CVS Health Corp.	(34)	(2,466)
Energy (0.1%)
Transocean Ltd.	(20)	(214)
	Shares/Par[1]	Value
Industrials (0.9%)
United Technologies Corp.	(18)	(2,284)
Information Technology (1.1%)
Alibaba Group Holding Ltd. - ADS	(1)	(123)
Marvell Technology Group Ltd.	(103)	(2,219)
Vantiv Inc. - Class A	(5)	(340)
		(2,682)
Materials (0.0%)
Praxair Inc.	—	(55)
Telecommunication Services (4.2%)
AT&T Inc.	(268)	(10,436)
Utilities (0.5%)
Vistra Energy Corp.	(62)	(1,140)
Total Common Stocks (proceeds $24,696)		(26,615)
Total Securities Sold Short (10.8%) (proceeds $24,696)		$(26,615)

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Winthrop Realty Trust Escrow	08/08/15	$558	$308	0.1%
		$558	$308	0.1%

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
American International Group Inc.	Put	60.00	01/19/18	249	25
American International Group Inc.	Put	52.50	01/19/18	1,910	5
CBS Corp.	Put	52.50	01/19/18	1,762	19
CSX Corp.	Put	45.00	01/19/18	1,648	12
Delphi Automotive Plc	Put	80.00	01/19/18	1,077	2
Dover Corp.	Put	85.00	01/19/18	247	2
DowDuPont Inc.	Put	65.00	01/19/18	997	6
DowDuPont Inc.	Put	65.00	02/16/18	1,074	44
DXC Technology Co.	Put	80.00	03/16/18	368	19
EQT Corp.	Put	50.00	01/19/18	384	4
General Electric Co.	Put	17.00	01/19/18	729	14
Huntsman Corp.	Put	26.00	01/19/18	1,674	2
Huntsman Corp.	Put	25.00	01/19/18	983	—
Huntsman Corp.	Put	23.00	01/19/18	226	—
ILG Inc.	Put	26.00	03/16/18	973	64
Johnson Controls International Plc	Put	36.00	01/19/18	2,351	36
Marriott Vacations Worldwide Corp.	Put	130.00	01/19/18	162	20
Materials Select Sector SPDR Fund	Put	60.00	01/19/18	85	3
QUALCOMM Inc.	Put	60.00	01/19/18	61	1
SPDR S&P 500 ETF Trust	Call	275.00	02/16/18	280	10
SPDR S&P 500 ETF Trust	Put	268.00	02/16/18	301	111
Twenty-First Century Fox Inc.	Put	26.00	01/19/18	1,324	1
VanEck Vectors Semiconductor ETF	Put	90.00	01/19/18	335	7
					407

OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
Atlas Copco AB	JPM	Put	SEK	320.00	01/19/18	847	3
Atlas Copco AB	JPM	Put	SEK	310.00	01/19/18	292	1
							4

Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
Advanced Accelerator Applications SA	Call	85.00	01/19/18	152	(30)
American International Group Inc.	Call	65.00	01/19/18	498	(1)
American International Group Inc.	Call	60.00	01/19/18	1,661	(112)
CBS Corp.	Call	60.00	01/19/18	245	(24)
CBS Corp.	Call	57.50	01/19/18	1,138	(263)
CSX Corp.	Call	50.00	01/19/18	412	(221)
CSX Corp.	Put	50.00	01/19/18	1,236	(32)
Delphi Automotive Plc	Put	92.50	01/19/18	1,083	(30)
Dover Corp.	Put	95.00	01/19/18	247	(9)
DowDuPont Inc.	Call	72.50	01/19/18	119	(7)
DowDuPont Inc.	Call	70.00	01/19/18	997	(200)
DowDuPont Inc.	Call	70.00	02/16/18	1,193	(345)
DXC Technology Co.	Call	90.00	03/16/18	408	(300)
EQT Corp.	Call	55.00	01/19/18	384	(107)
GGP Inc.	Call	23.00	01/19/18	1,026	(89)
Huntsman Corp.	Call	32.00	01/19/18	166	(29)
Huntsman Corp.	Call	29.00	01/19/18	1,144	(503)
Huntsman Corp.	Call	28.00	01/19/18	204	(113)
Huntsman Corp.	Put	30.00	01/19/18	674	(5)
Huntsman Corp.	Put	29.00	01/19/18	673	(2)
ILG Inc.	Call	29.00	03/16/18	1,081	(151)
Johnson Controls International Plc	Put	40.00	01/19/18	1,822	(365)
Lennar Corp.	Put	55.00	02/16/18	125	—
Marriott Vacations Worldwide Corp.	Put	115.00	01/19/18	162	(1)
QUALCOMM Inc.	Call	70.00	01/19/18	61	(1)
SPDR S&P 500 ETF Trust	Call	270.00	02/16/18	280	(49)
VanEck Vectors Semiconductor ETF	Put	80.00	01/19/18	335	(2)
					(2,991)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
Atlas Copco AB	JPM	Call	SEK	350.00	01/19/18	847	(86)
Atlas Copco AB	JPM	Put	SEK	340.00	01/19/18	292	(7)
							(93)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
GBP/USD	JPM	07/13/18	GBP	90	122	1
USD/AUD	JPM	05/15/18	AUD	(1,611)	(1,258)	(23)
USD/DKK	JPM	02/20/18	DKK	(38,038)	(6,156)	(94)
USD/DKK	JPM	02/20/18	DKK	(371)	(60)	—
USD/EUR	JPM	03/20/18	EUR	(5,943)	(7,171)	(75)
USD/EUR	JPM	08/15/18	EUR	(2,105)	(2,566)	(34)
USD/EUR	JPM	08/15/18	EUR	(1,033)	(1,259)	—
USD/GBP	JPM	01/03/18	GBP	(4,902)	(6,625)	(116)
USD/GBP	JPM	01/03/18	GBP	(13)	(17)	—
USD/GBP	JPM	01/24/18	GBP	(1,926)	(2,605)	(66)
USD/GBP	JPM	03/21/18	GBP	(951)	(1,288)	(13)
USD/GBP	JPM	03/21/18	GBP	(4)	(6)	—
USD/GBP	JPM	06/15/18	GBP	(342)	(465)	(4)
USD/GBP	JPM	06/15/18	GBP	(69)	(94)	—
USD/GBP	JPM	06/15/18	GBP	(28)	(38)	—
USD/GBP	JPM	07/13/18	GBP	(11,288)	(15,361)	(73)
USD/GBP	JPM	07/13/18	GBP	(13)	(18)	—
USD/JPY	JPM	03/15/18	JPY	(275,824)	(2,457)	4
USD/SEK	JPM	01/24/18	SEK	(9,031)	(1,104)	(33)
USD/SEK	JPM	01/25/18	SEK	(20,090)	(2,456)	(75)
USD/SGD	JPM	01/22/18	SGD	(3,459)	(2,588)	(19)
					(53,470)	(620)

OTC Total Return Swap Agreements
Reference Entity[2]	Counterparty	Rate Paid/Received by Fund[9]	Expiration	Notional[1]	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
COMMON STOCKS
NXP Semiconductors NV (E)	BOA	1M LIBOR +0.40%	10/22/18 ††	21,671	289
Rite Aid Corp. (E)	BOA	1M LIBOR +0.40%	10/22/18 ††	98	7
Time Warner Inc. (E)	BOA	1M LIBOR +0.40%	10/22/18 ††	22,715	(2,397)
Abertis Infraestructuras SA (E)	JPM	3M LIBOR +0.40%	12/24/18 ††	8,636	123
Aconex Ltd (E)	JPM	3M LIBOR +0.40%	12/20/18 ††	1,211	25
American International Group Inc. (E)	JPM	3M LIBOR +0.32%	12/24/18 ††	14,312	(360)
Atlas Copco AB (E)	JPM	3M LIBOR +0.40%	12/14/18 ††	3,584	73
BOK Financial Corp (E)	JPM	3M LIBOR +0.30%	01/02/19 ††	5,459	1,186
Calpine Corp. (E)	JPM	3M LIBOR +0.30%	10/17/18 ††	6,068	172
CBS Corp. (E)	JPM	3M LIBOR +0.30%	09/21/18 ††	12,366	46
Colony NorthStar Inc. (E)	JPM	3M LIBOR +0.45%	07/18/18 ††	4,937	(989)
CR Bard Inc. (E)^	JPM	3M LIBOR +0.30%	10/11/18 ††	14,211	658
Gemalto NV (E)	JPM	3M LIBOR +0.40%	12/28/18 ††	3,139	23
Global Logistics Properties (E)	JPM	3M LIBOR +0.75%	10/10/18 ††	2,483	94
Hitachi Kokusai Electric Inc. (E)	JPM	3M LIBOR +0.40%	11/15/18 ††	2,385	(23)
Huntsman Corp. (E)	JPM	3M LIBOR +0.30%	12/20/18 ††	5,163	98
ILG Inc. (E)	JPM	3M LIBOR +0.30%	10/19/18 ††	5,373	301
Ladbrokes Coral Group Plc (E)	JPM	3M LIBOR +0.30%	12/24/18 ††	2,237	117
Luxottica Group SpA (E)	JPM	3M LIBOR +0.40%	05/14/18 ††	19	1
Monsanto Co. (E)	JPM	3M LIBOR +0.30%	12/21/18 ††	7,957	(300)
Nets Holdings A/S (E)	JPM	3M LIBOR +0.79%	01/02/19 ††	5,977	139
Orbital ATK Inc. (E)	JPM	3M LIBOR +0.30%	12/17/18 ††	3,145	(20)
Paysafe Group Plc (E)^	JPM	3M LIBOR +0.30%	11/07/18 ††	6,437	199
Pinnacle Entertainment Inc. (E)	JPM	3M LIBOR +0.30%	12/20/18 ††	1,198	63
Sky Plc (E)	JPM	3M LIBOR +0.30%	01/03/19 ††	13,319	955
Songa Offshore SE (E)	JPM	3M LIBOR +0.40%	09/18/18 ††	226	54
Starwood Property Trust Inc. (E)	JPM	3M LIBOR +0.33%	09/06/18 ††	921	(16)
Time Warner Inc. (E)	JPM	3M LIBOR +0.30%	12/14/18 ††	487	(1)
Twenty-First Century Fox Inc. (E)	JPM	3M LIBOR +0.30%	12/21/18 ††	1,183	1
Westfield Corp. (E)	JPM	3M LIBOR +0.40%	12/17/18 ††	66	—
Winthrop Realty Trust (E)‡	JPM	3M LIBOR +0.30%	08/13/18 ††	380	(201)
Worldpay Group Plc (E)	JPM	3M LIBOR +0.30%	12/03/18 ††	16,846	1,842
Gemalto NV (E)	MLP	1M LIBOR +0.35%	12/18/18 ††	484	7
Linde AG (E)	MLP	1M LIBOR +0.35%	11/09/18 ††	5,163	965
INVESTMENT COMPANIES
Altaba Inc. (E)	JPM	3M LIBOR +0.39%	12/27/18 ††	23,548	5,372
					8,503

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Total Return Swap Agreements (continued)
Reference Entity[2]	Counterparty	Rate Paid/Received by Fund[9]	Expiration	Notional[1]	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - paying return
COMMON STOCKS
AT&T Inc. (Q)	BOA	1M LIBOR -0.40%	10/22/18 ††	(444)	(39)
Praxair Inc. (Q)	BOA	1M LIBOR -0.40%	11/07/18 ††	(5,639)	(557)
Alibaba Group Holding Ltd. (Q)	JPM	3M LIBOR -0.60%	12/27/18 ††	(15,969)	(8,811)
AT&T Inc. (Q)	JPM	3M LIBOR -0.60%	12/14/18 ††	(228)	(26)
Becton Dickinson & Co. (Q)	JPM	3M LIBOR -0.60%	10/11/18 ††	(4,452)	(423)
Essilor International SA (Q)	JPM	3M LIBOR -0.40%	05/14/18 ††	(20)	(1)
GVC Holdings Plc (Q)	JPM	3M LIBOR -1.43%	12/24/18 ††	(1,651)	12
Hochtief Group (Q)	JPM	3M LIBOR -2.14%	10/23/18 ††	(234)	—
Penn National Gaming Inc. (Q)	JPM	3M LIBOR -0.60%	12/20/18 ††	(461)	(46)
SIRI XM Holdings Inc. (Q)	JPM	3M LIBOR -1.58%	10/16/18 ††	(5,641)	233
Tesco Plc (Q)	JPM	3M LIBOR -0.38%	01/02/19 ††	(4,282)	(946)
Unibail-Rodamco SE (Q)	JPM	3M LIBOR -0.70%	12/17/18 ††	(42)	—
Vantiv Inc. (Q)	JPM	3M LIBOR -0.60%	11/30/18 ††	(15,393)	(332)
Walt Disney Co. (Q)	JPM	3M LIBOR -0.60%	12/12/18 ††	(1,055)	31
					(10,905)

^Swap agreement fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s Board of Trustees and classified as Level 2 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements” in the Notes to Financial Statements.

‡Swap agreement fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s Board of Trustees and classified as Level 3 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements” in the Notes to Financial Statements.

††For this swap agreement, the expiration date represents the termination date, which generally reflects the expected completion date for the event driven investment opportunity. The total return swap agreements expire 365 days after the effective date and are rolled over until the termination date. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/WMC Balanced Fund *
COMMON STOCKS 64.8%
Consumer Discretionary 4.7%
Comcast Corp. - Class A	2,817	$112,801
Ford Motor Co.	4,190	52,332
Other Securities		200,897
		366,030
Consumer Staples 3.2%
CVS Health Corp.	686	49,723
PepsiCo Inc.	664	79,601
Philip Morris International Inc.	574	60,675
Other Securities		61,910
		251,909
Energy 5.9%
Chevron Corp.	965	120,827
ConocoPhillips Co.	883	48,442
Exxon Mobil Corp.	823	68,823
Hess Corp.	1,327	62,999
Suncor Energy Inc.	1,630	59,868
Total SA - ADR	1,127	62,277
Other Securities		32,937
		456,173
Financials 15.5%
American International Group Inc.	838	49,911
Bank of America Corp.	5,774	170,459
Chubb Ltd.	679	99,194
Citigroup Inc.	884	65,747
Intercontinental Exchange Inc.	687	48,482
JPMorgan Chase & Co.	1,575	168,387
Marsh & McLennan Cos. Inc.	610	49,666
Northern Trust Corp.	588	58,724
PNC Financial Services Group Inc.	837	120,709
Principal Financial Group Inc.	843	59,485
Prudential Financial Inc.	948	108,953
Wells Fargo & Co.	780	47,345
Other Securities		155,460
		1,202,522
Health Care 9.0%
AstraZeneca Plc - ADR	1,760	61,065
Bristol-Myers Squibb Co.	1,668	102,184
Eli Lilly & Co.	747	63,094
Johnson & Johnson	492	68,683
Medtronic Plc	742	59,880
Merck & Co. Inc.	1,467	82,551
Pfizer Inc.	1,997	72,329
UnitedHealth Group Inc.	269	59,295
Other Securities		126,201
		695,282
Industrials 5.2%
Caterpillar Inc.	378	59,629
Honeywell International Inc.	309	47,316
United Parcel Service Inc. - Class B	824	98,226
Other Securities		197,183
		402,354
Information Technology 12.8%
Accenture Plc - Class A	345	52,799
Alphabet Inc. - Class A (a)	123	129,246
Apple Inc.	606	102,541
Cisco Systems Inc.	1,616	61,877
Intel Corp.	3,149	145,340
International Business Machines Corp.	329	50,482
Microsoft Corp.	2,274	194,496
Motorola Solutions Inc.	627	56,672
QUALCOMM Inc.	831	53,219
Other Securities		144,405
		991,077
Materials 2.1%
International Paper Co.	914	52,967
Other Securities		109,483
		162,450
	Shares/Par[1]	Value
Real Estate 0.9%
Other Securities		72,970
Telecommunication Services 2.0%
BCE Inc.	1,422	68,282
Verizon Communications Inc.	1,618	85,631
		153,913
Utilities 3.5%
Dominion Energy Inc.	746	60,443
Edison International	781	49,359
Sempra Energy	597	63,879
Other Securities		98,271
		271,952
Total Common Stocks (cost $4,009,030)		5,026,632
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 4.4%
Banc of America Commercial Mortgage Trust
Series 2015-A4-UBS7, REMIC, 3.71%, 09/15/25	1,145	1,192
Ford Credit Floorplan Master Owner Trust
Series 2015-A1-4, 1.77%, 08/15/18	2,450	2,449
Series 2014-B-2, 2.31%, 02/15/19	200	200
Series 2016-B-3, 1.75%, 07/15/19	2,210	2,186
Series 2013-A-2, 2.09%, 03/15/20 (b)	600	598
FREMF Mortgage Trust
Series 2013-B-K712, REMIC, 3.36%, 12/25/19 (b) (c)	1,145	1,155
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-A5-JP1, REMIC, 3.91%, 12/15/25	3,290	3,478
Other Securities		330,287
Total Non-U.S. Government Agency Asset-Backed Securities (cost $341,556)		341,545
CORPORATE BONDS AND NOTES 12.2%
Consumer Discretionary 0.7%
Comcast Corp.
3.97% - 6.50%, 06/15/35 - 11/01/49	3,177	3,515
Ford Motor Co.
4.35%, 12/08/26	3,355	3,505
NBCUniversal Enterprise Inc.
1.66%, 04/15/18 (b)	830	829
Other Securities		48,857
		56,706
Consumer Staples 0.4%
CVS Caremark Corp.
4.00%, 12/05/23	2,680	2,787
CVS Health Corp.
4.88% - 5.13%, 07/20/35 - 07/20/45	3,020	3,409
Philip Morris International Inc.
4.88%, 11/15/43	430	491
Other Securities		24,824
		31,511
Energy 1.3%
ConocoPhillips Co.
2.88% - 4.95%, 03/15/21 - 03/15/26	1,007	1,067
4.30%, 11/15/44	1,600	1,753
Other Securities		97,811
		100,631
Financials 4.6%
ACE Capital Trust II
9.70%, 04/01/30	525	789
Bank of America Corp.
2.00% - 2.63%, 01/11/18 - 10/19/20	3,312	3,327
3.00% - 4.20%, 12/20/23 - 08/26/24	10,745	11,331
3.59% - 5.88%, 07/21/28 - 01/21/44	4,615	4,874
Citigroup Inc.
2.50%, 09/26/18 - 07/29/19	2,155	2,161
4.50%, 01/14/22	605	644
3.52% - 8.13%, 07/25/28 - 05/06/44	8,699	9,014
Ford Motor Credit Co. LLC
3.10%, 05/04/23	7,425	7,371
JPMorgan Chase & Co.
6.30%, 04/23/19	475	500
3.25% - 4.50%, 01/24/22 - 05/01/23	2,885	2,981
5.40% - 6.40%, 05/15/38 - 01/06/42	965	1,261

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Northern Trust Corp.
3.45%, 11/04/20	490	504
PNC Bank NA
3.30%, 10/30/24	835	854
PNC Financial Services Group Inc.
3.90%, 04/29/24	830	869
Prudential Financial Inc.
2.30%, 08/15/18	1,885	1,888
Wells Fargo & Co.
3.50% - 4.48%, 03/08/22 - 06/03/26	3,787	3,946
4.75%, 12/07/46	3,750	4,177
Other Securities		304,372
		360,863
Health Care 1.6%
Medtronic Inc.
2.50%, 03/15/20	755	759
3.15% - 3.63%, 03/15/22 - 03/15/25	3,145	3,252
4.38%, 03/15/35	267	300
Merck & Co. Inc.
2.80%, 05/18/23	940	947
4.15%, 05/18/43	630	701
UnitedHealth Group Inc.
3.88%, 10/15/20	600	623
2.88% - 3.75%, 03/15/22 - 07/15/25	2,980	3,110
4.63%, 11/15/41	1,040	1,190
Other Securities		111,742
		122,624
Industrials 0.4%
Other Securities		31,354
Information Technology 0.6%
Apple Inc.
3.25%, 02/23/26	1,106	1,129
2.45% - 3.00%, 05/06/21 - 08/04/26	3,721	3,765
Microsoft Corp.
2.40% - 2.88%, 02/06/24 - 08/08/26	7,890	7,836
3.70%, 08/08/46	2,390	2,491
QUALCOMM Inc.
2.10%, 05/20/20	6,080	6,052
Other Securities		23,257
		44,530
Materials 0.2%
International Paper Co.
4.35%, 08/15/48	695	727
Other Securities		11,774
		12,501
Real Estate 0.3%
Other Securities		21,367
Telecommunication Services 0.3%
Verizon Communications Inc.
2.95% - 3.45%, 03/15/21 - 03/15/22	1,850	1,884
4.52% - 4.86%, 03/15/39 - 09/15/48	7,311	7,258
Other Securities		15,792
		24,934
Utilities 1.8%
Dominion Energy Inc.
2.58%, 07/01/20 (d)	2,875	2,875
Dominion Resources Inc.
2.96%, 07/01/19 (d)	1,380	1,391
4.10%, 04/01/21 (d)	3,275	3,405
3.63%, 12/01/24	3,200	3,302
Infraestructura Energetica Nova SAB de CV
4.88%, 01/14/48 (b)	1,615	1,552
San Diego Gas & Electric Co.
5.35% - 6.00%, 06/01/39 - 05/15/40	900	1,112
Sempra Energy
3.25%, 06/15/27	3,630	3,612
Southern California Edison Co.
2.40%, 02/01/22	685	680
5.55%, 01/15/37	500	627
Other Securities		120,203
		138,759
Total Corporate Bonds And Notes (cost $926,157)		945,780
	Shares/Par[1]	Value
GOVERNMENT AND AGENCY OBLIGATIONS 14.8%
Collateralized Mortgage Obligations 0.0%
Government National Mortgage Association
Series 2005-HC-74, REMIC, 7.50%, 09/16/35	7	8
Commercial Mortgage-Backed Securities 0.1%
Federal National Mortgage Association
Series 2015-A2-M12, REMIC, 2.79%, 05/25/25 (c)	8,250	8,268
Series 2017-FA-M5, REMIC, 1.73%, (1M US LIBOR +/- MBS spread), 04/25/24 (c)	1,557	1,559
		9,827
Mortgage-Backed Securities 7.7%
Federal Home Loan Mortgage Corp.
4.50%, 05/01/18 - 03/01/19	14	14
4.00%, 09/01/26	256	268
TBA, 3.00%, 01/15/31 (e)	14,665	14,936
2.50%, 12/01/31 - 01/01/32	5,341	5,337
4.00% - 7.00%, 11/01/30 - 07/01/41	676	764
3.00%, 09/01/46	31,777	31,824
3.00%, 10/01/46	6,999	7,008
3.00%, 11/01/46	24,847	24,907
3.00%, 12/01/46	31,195	31,232
3.00%, 12/01/46	6,488	6,503
3.00%, 12/01/46	34,114	34,154
3.00%, 01/01/47	22,643	22,663
3.00%, 02/01/47	14,699	14,711
3.50%, 08/01/47	35,169	36,139
3.50%, 11/01/47	7,964	8,185
3.00%, 12/01/47	7,678	7,685
TBA, 3.50%, 01/15/48 (e)	39,400	40,472
TBA, 5.50%, 01/15/48 (e)	2,400	2,625
Federal National Mortgage Association
1.64%, (1M US LIBOR +/- MBS spread), 10/25/24 (c)	3,318	3,317
2.49% - 2.89%, 12/01/26	12,000	11,854
2.47% - 4.50%, 09/01/23 - 08/01/27	20,871	21,026
TBA, 2.50%, 01/15/31 (e)	6,900	6,892
2.00% - 2.50%, 05/01/30 - 01/01/32	8,153	8,102
TBA, 2.50% - 3.00%, 01/15/33 - 01/15/48 (e)	3,400	3,414
TBA, 3.50%, 01/15/33 (e)	9,300	9,601
4.50% - 7.50%, 09/01/29 - 11/01/44	5,995	6,457
3.00%, 02/01/45	17,030	17,086
4.00%, 01/01/46	10,739	11,245
4.00%, 02/01/46	11,852	12,409
3.00%, 10/01/46	17,972	18,018
TBA, 3.50%, 01/15/48 (e)	85,400	87,716
TBA, 4.00%, 01/15/48 (e)	35,000	36,610
TBA, 5.00%, 01/15/48 (e)	20,600	22,137
TBA, 5.50%, 01/15/48 (e)	8,800	9,650
Government National Mortgage Association
6.00% - 6.50%, 02/15/24 - 04/15/26	11	12
4.00% - 7.00%, 11/15/32 - 12/20/44	10,100	11,203
TBA, 4.50%, 01/15/48 (e)	11,125	11,673
TBA, 5.50%, 01/15/48 (e)	3,000	3,289
		601,138
Municipal 1.2%
Illinois State
5.67%, 03/01/18	6,415	6,449
New York State Urban Development Corp.
2.10%, 03/15/22	9,480	9,440
State of California
7.35%, 11/01/39	5,000	7,504
7.55% - 7.63%, 04/01/39 - 03/01/40	600	941
State of Illinois
5.16%, 02/01/18	210	210
insured by Assured Guaranty Municipal Corp., 5.20%, 03/01/18	1,430	1,437
5.10%, 06/01/33	10,555	10,537
Other Securities		54,882
		91,400
Sovereign 0.6%
Qatar Government International Bond
5.25%, 01/20/20 (b)	7,215	7,577

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
2.38%, 06/02/21 (b)	15,435	15,146
Other Securities		20,511
		43,234
Treasury Inflation Indexed Securities 0.9%
U.S. Treasury Inflation Indexed Note
0.38%, 01/15/27 (f)	67,844	67,314
U.S. Treasury Securities 4.3%
U.S. Treasury Bond
2.88%, 05/15/43	20,224	20,774
3.38%, 05/15/44	15,335	17,190
3.13%, 08/15/44	8,230	8,834
2.50%, 02/15/45	18,570	17,702
2.88%, 08/15/45	11,600	11,888
2.50%, 05/15/46	34,630	32,936
3.00%, 02/15/47	10,120	10,639
3.00%, 05/15/47	9,615	10,108
2.75%, 08/15/47	15,195	15,209
2.75% - 3.00%, 11/15/44 - 11/15/47	2,760	2,786
U.S. Treasury Note
0.88% - 1.38%, 03/31/18 - 04/15/19	11,525	11,470
1.25%, 11/30/18	18,500	18,407
1.75%, 09/30/19	33,205	33,132
1.38%, 03/31/20	12,190	12,049
2.63%, 11/15/20	9,400	9,569
1.63%, 11/30/20	23,900	23,657
2.00%, 11/30/20	29,600	29,628
1.75%, 06/30/22	2,300	2,258
1.88%, 09/30/22	10,000	9,855
2.38%, 05/15/27	7,170	7,149
2.25%, 08/15/27	32,285	31,821
		337,061
Total Government And Agency Obligations (cost $1,137,546)		1,149,982
SHORT TERM INVESTMENTS 7.2%
Investment Companies 6.7%
JNL Government Money Market Fund - Institutional Class, 1.16% (g) (h)	519,298	519,298
	Shares/Par[1]	Value
Securities Lending Collateral 0.5%
Securities Lending Cash Collateral Fund LLC, 1.30% (g) (h)	35,846	35,846
Total Short Term Investments (cost $555,144)		555,144
Total Investments 103.4% (cost $6,969,433)		8,019,083
Total Forward Sales Commitments (0.1)% (proceeds $4,691)		(4,683)
Other Derivative Instruments (0.0)%		(153)
Other Assets and Liabilities, Net (3.3)%		(259,476)
Total Net Assets 100.0%		$7,754,771

(a) Non-income producing security.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $549,673 and 7.1%, respectively.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(e) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $249,196.

(f) Treasury inflation indexed note, par amount is adjusted for inflation.

(g) Investment in affiliate.

(h) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

	Shares/Par[1]	Value
FORWARD SALES COMMITMENTS (0.1%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.1%)
Mortgage-Backed Securities (0.1%)
Federal National Mortgage Association
TBA, 4.50%, 01/15/48 (a)	(4,400)	$(4,683)
Total Government And Agency Obligations (proceeds $4,691)		(4,683)
Total Forward Sales Commitments (0.1%) (proceeds $4,691)		$(4,683)

(a) All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2017, the total proceeds for investments sold on a delayed delivery basis was $4,691.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
U.S. Treasury Note, 10-Year	(741)	March 2018	(92,559)	(157)	640
U.S. Treasury Note, 5-Year	101	March 2018	11,798	9	(65)
Ultra 10-Year U.S. Treasury Note	(106)	March 2018	(14,231)	(30)	73
Ultra Long Term U.S. Treasury Bond	57	March 2018	9,507	25	49
				(153)	697

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/WMC Government Money Market Fund
GOVERNMENT AND AGENCY OBLIGATIONS 23.9%
U.S. Government Agency Obligations 6.9%
Federal Farm Credit Bank
1.60%, (US Treasury 3M Bill Money Market Yield + 0.15%), 04/12/19 (a) (b)	3,200	$3,203
1.40%, (1D US Federal Funds Rate - 0.03%), 04/25/19 (a) (b)	3,000	3,000
1.55%, (US Treasury 3M Bill Money Market Yield + 0.10%), 06/27/19 - 09/20/19 (a) (b)	32,720	32,720
1.54%, (US Treasury 3M Bill Money Market Yield + 0.09%), 07/26/19 (a) (b)	17,675	17,675
1.42%, (1D US Federal Funds Rate + 0.00%), 08/08/19 (a) (b)	8,175	8,175
1.53%, (US Treasury 3M Bill Money Market Yield + 0.08%), 11/01/19 (a) (b)	10,000	9,999
Federal Home Loan Bank
1.31%, (3M US LIBOR - 0.07%), 01/26/18 (a) (b)	1,800	1,800
1.30%, (3M US LIBOR - 0.16%), 02/26/18 (a) (b)	5,825	5,825
		82,397
U.S. Treasury Securities 17.0%
U.S. Treasury Note
1.64%, (US Treasury 3M Bill Money Market Yield + 0.19%), 04/30/18 (a)	45,000	45,010
1.62%, (US Treasury 3M Bill Money Market Yield + 0.17%), 07/31/18 - 10/31/18 (a)	97,500	97,512
1.52%, (US Treasury 3M Bill Money Market Yield + 0.07%), 04/30/19 (a)	25,500	25,505
1.51%, (US Treasury 3M Bill Money Market Yield + 0.06%), 07/31/19 (a)	16,000	16,001
1.50%, (US Treasury 3M Bill Money Market Yield + 0.05%), 10/31/19 (a)	20,000	20,000
		204,028
Total Government And Agency Obligations (cost $286,425)		286,425
	Shares/Par[1]	Value
SHORT TERM INVESTMENTS 59.1%
Repurchase Agreements 43.0%
Repurchase Agreements (c)		514,300
Treasury Securities 3.3%
U.S. Treasury Bill
1.13%, 01/02/18 (d)	15,000	15,000
1.22%, 02/08/18 (d)	24,500	24,469
		39,469
U.S. Government Agency Obligations 12.8%
Federal Home Loan Bank
1.21%, 01/03/18 (b) (d)	18,050	18,049
1.14%, 01/12/18 (b) (d)	26,000	25,991
1.21%, 01/22/18 (b) (d)	12,000	11,991
1.10%, 01/24/18 (b) (d)	30,500	30,478
1.14%, 01/26/18 (b) (d)	37,173	37,144
1.30%, 02/09/18 (b) (d)	4,906	4,899
1.26%, 02/14/18 (b) (d)	10,000	9,985
1.28%, 02/16/18 (b) (d)	15,000	14,975
		153,512
Total Short Term Investments (cost $707,281)		707,281
Total Investments 83.0% (cost $993,706)		993,706
Other Assets and Liabilities, Net 17.0%		203,337
Total Net Assets 100.0%		$1,197,043

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented.

(b) The security is a direct debt of the agency and not collateralized by mortgages.

(c) For repurchase agreements held at December 31, 2017, see Repurchase Agreements in these Schedules of Investments.

(d) The coupon rate represents the yield to maturity.

Composition as of December 31, 2017:
Government Securities	28.8%
Other Short Term Investments	71.2
Total Investments	100.0%

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Settlement Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
BCL	U.S. Treasury Note, 0.00-4.50%, due 01/25/18-11/15/47	55,406	56,100	1.35	12/29/17	01/02/18	55,008	55,000	55,000
BNP	Federal Farm Credit Bank, 3.33%, due 02/01/33	3	3
	Federal National Mortgage Association, 3.50-4.50%, due 03/01/26-10/01/47	143	150
	Government National Mortgage Association, 2.38-4.00%, due 03/20/41-10/20/47	3,622	3,723
	U.S. Treasury Note, 1.25%, due 03/31/19	1	1
		3,769	3,877	1.37	12/29/17	01/02/18	3,801	3,800	3,800
BOA	Government National Mortgage Association, 2.25-4.50%, due 10/20/34-01/15/59	124,091	129,846	1.41	12/29/17	01/02/18	127,320	127,300	127,300
DUB	U.S. Treasury Note, 1.25%, due 12/31/18	54,045	54,060	1.41	12/29/17	01/02/18	53,008	53,000	53,000
GSC	Federal National Mortgage Corp., 3.00-8.50%, due 08/01/19-08/01/47	28,166	29,510
	Federal National Mortgage Association, 4.00-8.79%, due 04/01/20-02/01/41	997	1,090
		29,163	30,600	1.34	12/29/17	01/05/18	30,008	30,000	30,000
GSC	Federal National Mortgage Corp., 3.50-4.50%, due 09/01/26-08/01/47	62,840	66,241
	Federal National Mortgage Association, 4.52%, due 10/01/39	56	59
		62,896	66,300	1.35	12/29/17	01/02/18	65,010	65,000	65,000
GSC	Federal National Mortgage Corp., 2.50-8.50%, due 06/01/24-09/01/42	14,372	14,904
	Federal National Mortgage Association, 2.50-5.50%, due 10/01/19-04/01/55	24,661	25,896
		39,033	40,800	1.31	12/27/17	01/03/18	40,010	40,000	40,000

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Repurchase Agreements (continued)
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Settlement Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
GSC	Federal National Mortgage Corp., 3.50-5.50%, due 06/01/21-11/01/40	1,780	1,937
	Federal National Mortgage Association, 3.00-4.50%, due 05/01/30-01/01/47	41,786	43,963
		43,566	45,900	1.32	12/26/17	01/02/18	45,012	45,000	45,000
RBC	Federal National Mortgage Association, 3.00-4.00%, due 12/01/32-11/01/47	53,502	56,077
	Government National Mortgage Association, 3.50%, due 12/20/47	11,926	12,227
	Federal National Mortgage Corp., 2.50-4.00%, due 11/01/32-12/01/47	28,784	28,799
		94,212	97,103	1.38	12/29/17	01/02/18	95,215	95,200	95,200
									$514,300

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/WMC Value Fund
COMMON STOCKS 96.7%
Consumer Discretionary 10.1%
CBS Corp. - Class B	215	$12,691
Comcast Corp. - Class A	447	17,892
Hilton Worldwide Holdings Inc.	234	18,669
Home Depot Inc.	89	16,929
Liberty Interactive Corp. QVC Group - Class A (a)	684	16,699
Limited Brands Inc.	247	14,892
Norwegian Cruise Line Holdings Ltd. (a)	262	13,974
Pulte Homes Inc.	463	15,405
Thomson Reuters Corp. (b)	164	7,144
TJX Cos. Inc.	210	16,021
Viacom Inc. - Class B	318	9,808
		160,124
Consumer Staples 4.7%
British American Tobacco Plc	222	15,069
Kraft Heinz Foods Co.	130	10,077
Mondelez International Inc. - Class A	326	13,942
Philip Morris International Inc.	220	23,291
Unilever NV - ADR (b)	209	11,786
		74,165
Energy 10.1%
Canadian Natural Resources Ltd.	498	17,802
Chevron Corp.	295	36,946
EOG Resources Inc.	214	23,132
Exxon Mobil Corp.	241	20,176
Halliburton Co.	399	19,513
Marathon Oil Corp.	1,015	17,181
Occidental Petroleum Corp.	128	9,392
Pioneer Natural Resources Co.	83	14,293
Southwestern Energy Co. (a)	583	3,254
		161,689
Financials 27.5%
American International Group Inc.	227	13,513
Bank of America Corp.	1,137	33,560
BlackRock Inc.	37	19,238
Chubb Ltd.	155	22,675
Citigroup Inc.	591	43,952
Goldman Sachs Group Inc.	77	19,599
Invesco Ltd.	530	19,366
JPMorgan Chase & Co.	659	70,522
M&T Bank Corp.	125	21,285
Marsh & McLennan Cos. Inc.	228	18,562
MetLife Inc.	321	16,219
NASDAQ Inc.	213	16,399
PNC Financial Services Group Inc.	266	38,347
Principal Financial Group Inc.	133	9,360
Unum Group	207	11,363
Wells Fargo & Co.	830	50,372
XL Group Ltd.	364	12,796
		437,128
Health Care 11.0%
Allergan Plc	103	16,896
Amgen Inc.	84	14,688
AstraZeneca Plc - ADR	463	16,053
Bristol-Myers Squibb Co.	339	20,744
Medtronic Plc	271	21,895
Merck & Co. Inc.	546	30,710

	Shares/Par[1]	Value
Roche Holding AG	88	22,225
UnitedHealth Group Inc.	108	23,721
Zimmer Biomet Holdings Inc.	65	7,853
		174,785
Industrials 11.5%
3M Co.	68	16,010
Caterpillar Inc.	109	17,217
Eaton Corp. Plc	315	24,905
Fortune Brands Home & Security Inc.	244	16,725
General Electric Co.	715	12,478
Ingersoll-Rand Plc	254	22,666
Nielsen Holdings Plc	267	9,702
Schneider National Inc. - Class B	431	12,304
Triumph Group Inc.	221	6,010
Union Pacific Corp.	167	22,428
United Technologies Corp.	184	23,523
		183,968
Information Technology 12.9%
Analog Devices Inc.	114	10,113
Cisco Systems Inc.	1,151	44,091
Cognizant Technology Solutions Corp. - Class A	211	14,965
eBay Inc. (a)	381	14,359
Intel Corp.	887	40,932
Maxim Integrated Products Inc.	273	14,281
Microsoft Corp.	202	17,308
NetApp Inc.	332	18,383
Nokia Oyj - ADR	2,038	9,495
QUALCOMM Inc.	342	21,866
		205,793
Materials 2.9%
DowDuPont Inc.	359	25,566
International Paper Co.	368	21,305
		46,871
Real Estate 1.0%
Park Hotels & Resorts Inc.	536	15,411
Telecommunication Services 1.6%
Verizon Communications Inc.	482	25,487
Utilities 3.4%
Dominion Energy Inc.	118	9,604
Edison International	213	13,480
Eversource Energy	300	18,927
NextEra Energy Inc.	80	12,528
		54,539
Total Common Stocks (cost $1,116,167)		1,539,960
SHORT TERM INVESTMENTS 3.0%
Investment Companies 2.9%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	46,407	46,407
Securities Lending Collateral 0.1%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	1,161	1,161
Total Short Term Investments (cost $47,568)		47,568
Total Investments 99.7% (cost $1,163,735)		1,587,528
Other Assets and Liabilities, Net 0.3%		4,407
Total Net Assets 100.0%		$1,591,935

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Short Term Investments in Affiliates

Certain Funds invested in a money market fund which is managed by Jackson National Asset Management, LLC. The JNL Government Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. Jackson National Asset Management, LLC serves as the Adviser and Administrator for the JNL Government Money Market Fund. The Funds sub-advised by T. Rowe Price Associates, Inc. invested in T. Rowe Price Government Reserve Fund as a cash management tool. The total value and cost of these investments is included in investments – affiliated in the Statements of Assets and Liabilities and the associated income is included in affiliated income in the Statements of Operations. There was no realized or unrealized gain or loss relating to transactions in these investments during the year ended December 31, 2017. The following table details the investments held during the year ended December 31, 2017.

JNL Government Money Market Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL/AB Dynamic Asset Allocation Fund	3,379	16,340	18,590	11	1,129	2.9
JNL/AQR Large Cap Relaxed Constraint Equity Fund	3,370	407,754	401,107	71	10,017	1.6
JNL/AQR Managed Futures Strategy Fund	205,119	122,624	205,271	1,112	122,472	29.6
JNL/BlackRock Global Allocation Fund	—	109,374	109,374	123	—	—
JNL/BlackRock Global Natural Resources Fund	64,692	191,451	242,159	113	13,984	1.6
JNL/BlackRock Large Cap Select Growth Fund	31,170	804,854	834,571	156	1,453	—
JNL/Boston Partners Global Long Short Equity Fund	62,933	240,632	303,565	85	—	—
JNL/Brookfield Global Infrastructure and MLP Fund	10,761	426,107	414,826	137	22,042	2.2
JNL/Causeway International Value Select Fund	23,577	1,067,820	1,041,747	294	49,650	2.7
JNL/ClearBridge Large Cap Growth Fund	—	434,294	421,069	50	13,225	2.9
JNL/Crescent High Income Fund	17,302	332,209	340,080	153	9,431	1.4
JNL/DFA U.S. Core Equity Fund	6,662	100,405	106,159	27	908	0.1
JNL/DoubleLine Core Fixed Income Fund	—	913,640	841,832	456	71,808	2.1
JNL/DoubleLine Emerging Markets Fixed Income Fund	5,557	554,429	554,034	147	5,952	1.1
JNL/DoubleLine Shiller Enhanced CAPE Fund	33,715	827,132	688,434	843	172,413	12.3
JNL/FPA + DoubleLine Flexible Allocation Fund	35,578	1,244,019	1,234,551	289	45,046	2.1
JNL/Franklin Templeton Global Fund	54,821	165,871	177,754	442	42,938	4.1
JNL/Franklin Templeton Global Multisector Bond Fund	208,722	803,124	892,670	1,456	119,176	7.0
JNL/Franklin Templeton Income Fund	170,877	485,080	483,030	1,246	172,927	6.8
JNL/Franklin Templeton International Small Cap Growth Fund	17,085	144,792	129,246	239	32,631	4.4
JNL/Franklin Templeton Mutual Shares Fund	118,931	147,939	197,985	613	68,885	5.6
JNL/Goldman Sachs Core Plus Bond Fund	17,000	1,473,507	1,433,507	337	57,000	5.1
JNL/Goldman Sachs Emerging Markets Debt Fund	6,250	144,014	149,764	11	500	0.2
JNL/GQG Emerging Markets Equity Fund	—	476,847	468,791	58	8,056	1.9
JNL/Harris Oakmark Global Equity Fund	2,576	651,338	597,650	200	56,264	5.0
JNL/Invesco China-India Fund	90	238,003	208,357	76	29,736	4.0
JNL/Invesco Diversified Dividend Fund	—	542,834	501,466	134	41,368	7.4
JNL/Invesco Global Real Estate Fund	18,081	410,349	409,312	182	19,118	1.0
JNL/Invesco International Growth Fund	79,445	287,476	260,726	834	106,195	7.1
JNL/Invesco Mid Cap Value Fund	25,901	186,674	202,086	145	10,489	1.9
JNL/Invesco Small Cap Growth Fund	67,872	385,498	408,016	357	45,354	2.4
JNL/JPMorgan MidCap Growth Fund	45,647	593,299	563,072	533	75,874	3.6
JNL/JPMorgan U.S. Government & Quality Bond Fund	31,261	320,662	282,913	439	69,010	5.1
JNL/Lazard Emerging Markets Fund	34,456	196,338	218,451	160	12,343	1.2
JNL/Mellon Capital Consumer Staples Sector Fund	—	8,487	8,294	1	193	2.5
JNL/Mellon Capital Emerging Markets Index Fund	26,309	473,072	477,293	190	22,088	1.6
JNL/Mellon Capital European 30 Fund	—	72,903	72,903	8	—	—
JNL/Mellon Capital Industrials Sector Fund	—	17,804	17,553	2	251	1.5
JNL/Mellon Capital Materials Sector Fund	—	28,306	27,994	4	312	0.7
JNL/Mellon Capital Pacific Rim 30 Fund	—	52,909	52,585	4	324	0.1
JNL/Mellon Capital Real Estate Sector Fund	—	167,846	167,769	9	77	—
JNL/Mellon Capital S&P 500 Index Fund	69,051	1,033,038	922,606	1,017	179,483	2.3
JNL S&P 500 Index Fund	—	5,677	5,614	—	63	1.0
JNL/Mellon Capital S&P 400 MidCap Index Fund	40,957	408,885	433,126	240	16,716	0.5
JNL/Mellon Capital S&P 1500 Growth Index Fund	—	17,498	17,469	2	29	0.2
JNL/Mellon Capital S&P 1500 Value Index Fund	—	8,719	8,699	1	20	0.2
JNL/Mellon Capital Small Cap Index Fund	34,709	344,603	371,537	137	7,775	0.3
JNL/Mellon Capital International Index Fund	41,870	263,300	268,860	210	36,310	1.7
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	—	15,117	14,878	1	239	1.5
JNL/Mellon Capital Bond Index Fund	63,519	194,257	170,084	593	87,692	7.3
JNL/Mellon Capital Utilities Sector Fund	48	11,146	11,194	1	—	—
JNL/MFS Mid Cap Value Fund	17,915	263,994	265,325	110	16,584	1.7
JNL Multi-Manager Alternative Fund	153,800	1,257,493	1,144,421	1,448	266,872	25.7
JNL Multi-Manager Mid Cap Fund	117,358	212,217	299,641	223	29,934	3.1
JNL Multi-Manager Small Cap Growth Fund	20,822	601,648	588,274	285	34,196	2.0
JNL Multi-Manager Small Cap Value Fund	26,869	359,589	362,060	171	24,398	2.0
JNL/Neuberger Berman Strategic Income Fund	7,056	375,047	379,959	134	2,144	0.3
JNL/Oppenheimer Emerging Markets Innovator Fund	21,291	218,860	215,785	132	24,366	4.9
JNL/Oppenheimer Global Growth Fund	41,905	406,561	374,206	499	74,260	2.8

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

JNL Government Money Market Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL/PPM America Floating Rate Income Fund	57,951	554,185	554,332	452	57,804	3.9
JNL/PPM America High Yield Bond Fund	47,653	957,298	970,647	528	34,304	1.5
JNL/PPM America Mid Cap Value Fund	6,877	139,605	144,861	16	1,621	0.2
JNL/PPM America Small Cap Value Fund	12,948	232,615	233,650	34	11,913	1.3
JNL/PPM America Total Return Fund	34,969	483,358	488,672	202	29,655	2.3
JNL/PPM America Value Equity Fund	2,289	53,933	54,437	5	1,785	0.8
JNL/S&P Competitive Advantage Fund	5,845	226,222	230,791	22	1,276	—
JNL/S&P Dividend Income & Growth Fund	15,181	326,856	328,930	36	13,107	0.2
JNL/S&P International 5 Fund	551	11,632	11,952	1	231	0.5
JNL/S&P Intrinsic Value Fund	506	165,050	160,828	12	4,728	0.2
JNL/S&P Mid 3 Fund	1,915	43,941	44,518	3	1,338	0.4
JNL/S&P Total Yield Fund	5,014	192,772	192,410	21	5,376	0.2
JNL/Scout Unconstrained Bond Fund	149,171	1,498,474	1,541,831	792	105,814	13.9
JNL/T. Rowe Price Established Growth Fund	5,154	134,700	133,854	30	6,000	0.1
JNL/T. Rowe Price Mid-Cap Growth Fund	2,472	102,456	101,119	32	3,809	0.1
JNL/T. Rowe Price Short-Term Bond Fund	8,876	97,425	104,301	32	2,000	0.1
JNL/T. Rowe Price Value Fund	4,300	107,492	107,961	28	3,831	0.1
JNL/Vanguard Growth Allocation Fund	—	20,038	19,486	3	552	1.3
JNL/Vanguard Moderate Allocation Fund	—	17,261	16,244	2	1,017	3.1
JNL/Vanguard Moderate Growth Allocation Fund	—	18,750	17,731	4	1,019	2.1
JNL/Westchester Capital Event Driven Fund	7,571	484,766	476,882	90	15,455	6.3
JNL/WMC Balanced Fund	404,425	1,141,031	1,026,158	3,453	519,298	6.7
JNL/WMC Value Fund	22,972	269,337	245,902	157	46,407	2.9

T. Rowe Price Government Reserve Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL/T. Rowe Price Established Growth Fund	30,549	1,747,098	1,730,194	1,138	47,453	0.5
JNL/T. Rowe Price Mid-Cap Growth Fund	141,786	763,672	634,194	2,575	271,264	5.1
JNL/T. Rowe Price Short-Term Bond Fund	16,266	482,698	497,148	91	1,816	0.1
JNL/T. Rowe Price Value Fund	6,415	1,198,561	1,182,439	216	22,537	0.5

Certain Funds participating in securities lending receive cash collateral daily, which is invested by JPMorgan Chase Bank, N.A. in the Securities Lending Cash Collateral Fund LLC, which is an affiliate of the Funds' Adviser. Jackson National Asset Management, LLC serves as the Administrator for the Securities Lending Cash Collateral Fund LLC. The Fund receives income from the investment in the Securities Lending Cash Collateral Fund LLC which is aggregated with lending fees and rebates negotiated with the borrower. The total value and cost of these investments is included in investments – affiliated in the Statements of Assets and Liabilities and the income is included in affiliated income in the Statements of Operations. There was no realized or unrealized gain or loss relating to transactions in the Securities Lending Cash Collateral Fund LLC during the year ended December 31, 2017.

Currency Abbreviations:

ARS - Argentine Peso	DOP - Dominican Peso	KRW - Korean Won	SEK - Swedish Krona
AUD - Australian Dollar	EGP - Egyptian Pound	MXN - Mexican Peso	SGD - Singapore Dollar
BRL - Brazilian Real	EUR - European Currency Unit (Euro)	MYR - Malaysian Ringgit	THB - Thai Baht
CAD - Canadian Dollar	GBP - British Pound	NOK - Norwegian Krone	TRY - New Turkish Lira
CHF - Swiss Franc	GHS - Ghanaian Cedi	NZD - New Zealand Dollar	TWD - Taiwan Dollar
CLP - Chilean Peso	HKD - Hong Kong Dollar	PEN - Peruvian Nuevo Sol	USD - United States Dollar
CNH - Chinese Offshore Yuan	HUF - Hungarian Forint	PHP - Philippine Peso	UYU - Uruguayan Peso
CNY - Chinese Yuan	IDR - Indonesian Rupiah	PLN - Polish Zloty	ZAR - South African Rand
COP - Colombian Peso	ILS - Israeli New Shekel	RON - Romanian New Leu
CZK - Czech Republic Korunas	INR - Indian Rupee	RSD - Serbian Dinar
DKK - Danish Krone	JPY - Japanese Yen	RUB - Russian Ruble

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%	GDR - Global Depository Receipt
ABS - Asset Backed Security	IBEX - Iberia Index
ADR - American Depositary Receipt	iTraxx - Group of international credit derivative indices monitored by the
ADS - American Depositary Share	International Index Company
ASX - Australian Stock Exchange	KCBT - Kansas City Board of Trade
AU - Australia	KOSPI - Korea Composite Stock Price Index
CAC - Cotation Assistee en Continu	LIBID - London Interbank Bid Rate
CAPE - Cyclically Adjusted Price Earnings	LIBOR - London Interbank Offered Rate
CDI - Chess Depository Interest	LME - London Metal Exchange
CDO - Collateralized Debt Obligation	MBS - Mortgage-Backed Security
CDX.EM - Credit Default Swap Index - Emerging Markets	MCDX.NA - Municipal Credit Default Swap Index - North American

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

CDX.NA.HY - Credit Derivatives Index - North American - High Yield	MIB - Milano Indice Borsa
CDX.NA.IG - Credit Derivatives Index - North American - Investment Grade	MICEX - Moscow Interbank Currency Exchange Index
CMBX.NA - Commercial Mortgage-backed Securities Index – North American	MSCI - Morgan Stanley Capital International
CLO - Collateralized Loan Obligation	NASDAQ - National Association of Securities Dealers Automated Quotations
CMT - Chartered Market Technician	NVDR - Non-Voting Depository Receipt
CPURNSA - CPI Urban Consumers Index Non-Seasonally Adjusted	OAO - Russian Open Joint Stock Company
CVA - Commanditaire Vennootschap op Aandelen	OAT - Obligations Assimilables du Tresor
EAFE - Europe, Australia and Far East	OJSC - Open Joint Stock Company
ETF - Exchange Traded Fund	OMX - Option Market Index
Euribor- Europe Interbank Offered Rate	PIK - Paid in Kind
Euro-Bobl - debt instrument issued by the Federal Republic of Germany	PJSC - Private Joint Stock Co.
with a term of 4.5 to 5.5 years	RBOB - Reformulated Blendstock for Oxygenate Blending
Euro-Bund - debt instrument issued by the Federal Republic of Germany	REIT - Real Estate Investment Trust
with a term of 8.5 to 10.5 years	REMIC - Real Estate Mortgage Investment Conduit
Euro-Buxl - debt instrument issued by the Federal Republic of Germany	RTS - Russian Trading System
with a term of 24 to 35 years	SDR - Swedish Depository Receipt
Euro-BTP - debt instrument issued by the Republic of Italy	S&P - Standard & Poor's
with a term of 2 to 11 years	SGX - Singapore Exchange
Euro-OAT - debt instrument issued by the Republic of France	SPDR - Standard & Poor's Depository Receipt
with a term of 8.5 to 10.5 years	SPI - Schedule Performance Index
Euro-Schatz - debt instrument issued by the Federal Republic of Germany	TBA - To Be Announced (Securities purchased on a delayed delivery basis)
with a term of 1.75 to 2.25 years	Tom/Next - Tomorrow Next
EU - European Union	UFJ - United Financial of Japan
FDR - Fiduciary Depository Receipt	ULSD - Ultra-low sulfur diesel
FTSE - Financial Times and the London Stock Exchange	US - United States
GB - United Kingdom	WTI - West Texas Intermediate

Counterparty Abbreviations:

ANZ - ANZ Banking Group LTD.	CIT - Citibank, Inc.	MSC - Morgan Stanley & Co. Inc.
BBH - Brown Brothers Harriman & Co.	CSI - Credit Suisse Securities, LLC	NTS - Northern Trust Securities
BCL - Barclays Capital Inc.	DUB - Deutsche Bank Alex Brown Inc.	RBC - Royal Bank of Canada
BMO - BMO Capital Markets Corp.	GSC - Goldman Sachs & Co.	RBS - Royal Bank of Scotland
BNP - BNP Paribas Securities	GSI - Goldman Sachs International	SCB - Standard Chartered Bank
BNY - BNY Capital Markets	HSB - HSBC Securities Inc.	SGA - SG Americas Securities, LLC
BNS - Bank of Nova Scotia	JCI - Johnson Controls International Plc	SGB - Societe Generale Bannon LLC
BOA - Bancamerica Securities/Bank of America NA	JPM - J.P. Morgan Securities Inc.	SIG - Susquehanna Investment Group
CGM - Citigroup Global Markets	MBL - Macquarie Bank Limited	SSB - State Street Brokerage Services, Inc.
CIB - Canadian Imperial Bank of Commerce	MLP - Merrill Lynch Professional Clearing Corp.	WBC - Westpac Banking Corporation
WFI - Wells Fargo Investments, LLC

1Rounded par and notional amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts or unrounded notional. Futures are quoted in unrounded contracts.

2The frequency of periodic payments received or paid by the Fund are defined as follows: (A) - Annually; (B) - Bi-Monthly; (D) - Daily; (E) - Expiration Date; (M) - Monthly; (N) - Non-Regular; (Q) - Quarterly; (S) - Semi-Annually; (T) - Semi-Monthly; (W) - Weekly.

3If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

5Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

6The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

7The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

8If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.

9Total return swap agreements where the reference entity is a futures contract do not pay/receive periodic interest payments.

10Payments delivered or received are based on the notional amount.

* A Summary Schedule of Investments is presented for this portfolio. For all items listed as "Other Securities" in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2017. Certain footnotes may apply to securities included in “Other Securities” and are referenced in the complete Schedule of Investments. A complete Schedule of Investments is available without charge, upon request, by calling the Jackson Service Center at 1-800-644-4565 or by visiting the Commission’s website, www.sec.gov.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/AB Dynamic Asset Allocation Fund(a)	JNL/AQR Large Cap Relaxed Constraint Equity Fund	JNL/AQR Managed Futures Strategy Fund(a)	JNL/BlackRock Global Allocation Fund(a)	JNL/BlackRock Global Natural Resources Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Boston Partners Global Long Short Equity Fund
Assets
Investments - unaffiliated, at value	$37,908	$825,505	$269,373	$4,004,700	$852,343	$3,079,858	$606,350
Investments - affiliated, at value	1,129	10,017	122,472	56,356	52,029	1,453	—
Purchased options, at value	—	—	—	16,104	—	—	—
Forward foreign currency contracts	15	—	7,028	3,271	—	—	1
Variation margin on futures/futures options contracts	22	—	2,190	30	—	—	—
Variation margin on swap agreements	—	—	—	161	—	—	—
OTC swap agreements	7	—	806	10,194	—	—	214
Cash	—	232	—	10,447	9	311	—
Cash collateral segregated for short sales	—	10,630	—	—	—	—	291,765
Foreign currency	—	—	559	383	268	—	5
Receivable from:
Investment securities sold	—	16,843	—	2,457	—	—	25,113
Fund shares sold	—	224	53	2,385	222	2,529	135
Dividends and interest	38	786	175	10,499	994	366	954
Deposits with brokers and counterparties	—	316	33,611	3,644	—	—	420
Other assets	—	—	—	10	—	—	—
Total assets	39,119	864,553	436,267	4,120,641	905,865	3,084,517	924,957
Liabilities
Cash overdraft	—	—	11,018	—	—	—	206
Securities sold short, at value	—	192,217	—	—	—	—	294,673
Written options, at value	—	—	—	3,674	—	—	161
Forward foreign currency contracts	85	—	7,596	642	—	—	5
Variation margin on futures/futures options contracts	7	28	2,258	39	—	—	—
Variation margin on swap agreements	—	—	—	1	—	—	—
OTC swap agreements	—	—	312	129	—	—	400
OTC swap premiums received	—	—	—	810	—	—	—
Deferred foreign capital gains tax liability	—	—	—	1,624	—	—	—
Payable for:
Investment securities purchased	—	14,859	2	3,860	—	—	6,141
Deposits from counterparties	—	—	—	21,544	—	—	—
Return of securities loaned	382	10,630	—	47,091	38,045	—	—
Dividends on securities sold short	—	—	—	—	—	—	282
Interest expense and brokerage charges	—	125	—	2	—	—	—
Fund shares redeemed	5	222	276	2,267	483	2,605	252
Advisory fees	21	370	299	2,079	379	1,232	581
Administrative fees	5	83	53	494	106	260	79
12b-1 fees (Class A)	3	27	10	265	56	134	3
Board of trustee fees	1	12	26	90	58	102	11
Chief compliance officer fees	—	1	1	5	1	4	1
Other expenses	—	1	1	33	2	5	59
Total liabilities	509	218,575	21,852	84,649	39,130	4,342	302,854
Net assets	$38,610	$645,978	$414,415	$4,035,992	$866,735	$3,080,175	$622,103
Net assets consist of:
Paid-in capital	$33,846	$543,183	$524,177	$3,581,713	$918,942	$2,016,052	$554,454
Undistributed (excess of distributions
over) net investment income (loss)	383	2,881	(75,609)	3,140	9,232	2,133	(1,361)
Accumulated net realized gain (loss)	(678)	12,389	(39,851)	49,805	(135,169)	273,118	12,565
Net unrealized appreciation (depreciation) on
investments and foreign currency	5,059	87,525	5,698	401,334	73,730	788,872	56,445
Net assets	$38,610	$645,978	$414,415	$4,035,992	$866,735	$3,080,175	$622,103
Net assets - Class A	$38,609	$411,617	$156,830	$4,035,435	$864,694	$2,036,161	$38,518
Shares outstanding - Class A	3,316	32,280	18,732	319,718	98,594	55,856	3,479
Net asset value per share - Class A	$11.64	$12.75	$8.37	$12.62	$8.77	$36.45	$11.07
Net assets - Class I	$1	$234,361	$257,585	$557	$2,041	$1,044,014	$583,585
Shares outstanding - Class I	—	18,120	30,597	44	231	27,618	52,630
Net asset value per share - Class I	$11.65	$12.93	$8.42	$12.72	$8.85	$37.80	$11.09
Investments - unaffiliated, at cost	$32,786	$728,005	$269,417	$3,620,942	$778,616	$2,290,986	$523,849
Investments - affiliated, at cost	1,129	10,017	122,472	57,733	52,029	1,453	—
Purchased options, at cost	4	—	—	13,340	—	—	—
Foreign currency cost	—	—	554	392	268	—	5
Proceeds from securities sold short	—	182,242	—	—	—	—	268,686
Premiums from written options	—	—	—	7,940	—	—	254
Securities on loan included in
investments - unaffiliated, at value	7,720	10,442	—	53,084	36,899	732	5,256

(a)	Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/Brookfield Global Infrastructure and MLP Fund	JNL/Causeway International Value Select Fund	JNL/ClearBridge Large Cap Growth Fund	JNL/Crescent High Income Fund	JNL/DFA U.S. Core Equity Fund	JNL/DoubleLine Core Fixed Income Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund
Assets
Investments - unaffiliated, at value	$986,522	$1,804,934	$448,004	$703,114	$1,197,774	$3,424,119	$559,193
Investments - affiliated, at value	23,102	49,650	13,225	9,431	908	71,808	5,952
Forward foreign currency contracts	—	—	—	—	—	16	—
Cash	7,126	—	19	1,906	1,197	9,132	913
Foreign currency	—	45	—	—	—	443	—
Receivable from:
Investment securities sold	2,007	—	—	1,756	2,306	8,236	—
Fund shares sold	322	793	308	424	964	1,303	455
Dividends and interest	2,103	3,179	217	9,207	1,049	17,941	5,991
Adviser	—	—	—	—	3	—	—
Other assets	—	—	—	2	—	—	—
Total assets	1,021,182	1,858,601	461,773	725,840	1,204,201	3,532,998	572,504
Liabilities
Forward foreign currency contracts	—	—	—	—	—	266	—
Payable for:
Investment securities purchased	4	254	961	3,593	257	16,626	—
Return of securities loaned	1,060	—	151	27,855	11,650	66,990	27,972
Fund shares redeemed	1,048	725	16	950	951	2,233	563
Advisory fees	605	805	193	328	404	1,076	297
Administrative fees	130	233	58	89	101	289	69
12b-1 fees (Class A)	63	36	1	4	74	210	1
Board of trustee fees	24	43	2	8	25	200	4
Chief compliance officer fees	1	2	—	1	1	4	—
Other expenses	2	2	3	3	2	7	—
Total liabilities	2,937	2,100	1,385	32,831	13,465	87,901	28,906
Net assets	$1,018,245	$1,856,501	$460,388	$693,009	$1,190,736	$3,445,097	$543,598
Net assets consist of:
Paid-in capital(a)	$1,027,439	$1,615,029	$427,384	$649,757	$828,086	$3,335,130	$523,697
Undistributed (excess of distributions
over) net investment income (loss)	29,343	29,964	—	34,011	10,883	37,292	11,382
Accumulated net realized gain (loss)	(82,649)	(27,028)	—	4,405	19,394	46,237	8,435
Net unrealized appreciation (depreciation) on
investments and foreign currency	44,112	238,536	33,004	4,836	332,373	26,438	84
Net assets	$1,018,245	$1,856,501	$460,388	$693,009	$1,190,736	$3,445,097	$543,598
Net assets - Class A	$957,356	$544,261	$22,625	$65,795	$1,122,274	$3,195,393	$11,771
Shares outstanding - Class A	68,635	31,701	2,086	6,096	81,810	247,193	1,059
Net asset value per share - Class A	$13.95	$17.17	$10.84	$10.79	$13.72	$12.93	$11.11
Net assets - Class I	$60,889	$1,312,240	$437,763	$627,214	$68,462	$249,704	$531,827
Shares outstanding - Class I	4,344	74,440	40,342	58,041	4,716	17,952	47,786
Net asset value per share - Class I	$14.02	$17.63	$10.85	$10.81	$14.52	$13.91	$11.13
Investments - unaffiliated, at cost	$942,418	$1,566,474	$415,000	$698,280	$865,401	$3,397,381	$559,109
Investments - affiliated, at cost	23,102	49,650	13,225	9,431	908	71,808	5,952
Foreign currency cost	—	44	—	—	—	442	—
Securities on loan included in
investments - unaffiliated, at value	12,045	5,870	8,042	27,285	24,766	65,717	27,394

(a)	Represents partners' capital for funds structured as partnerships.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/DoubleLine Shiller Enhanced CAPE Fund	JNL/FPA + DoubleLine Flexible Allocation Fund	JNL/Franklin Templeton Global Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund
Assets
Investments - unaffiliated, at value	$1,210,562	$2,287,889	$1,004,608	$1,423,639	$2,362,406	$713,419	$1,146,521
Investments - affiliated, at value	172,413	45,046	74,689	119,176	331,552	47,464	70,947
Forward foreign currency contracts	—	—	—	10,798	—	—	32
OTC swap agreements	55,928	—	—	—	—	—	—
Cash	6,313	1,800	—	5,365	926	35	4,341
Cash collateral segregated for short sales	—	81,481	—	—	—	—	—
Foreign currency	—	—	—	3,578	—	—	548
Receivable from:
Investment securities sold	7,021	7,539	22	113,396	209	—	1,563
Fund shares sold	2,115	393	391	814	319	640	137
Dividends and interest	5,509	4,854	1,287	21,458	18,369	953	2,786
Deposits with brokers and counterparties	31,087	—	—	54,175	—	—	—
Other assets	—	205	—	—	—	—	—
Total assets	1,490,948	2,429,207	1,080,997	1,752,399	2,713,781	762,511	1,226,875
Liabilities
Securities sold short, at value	—	210,457	—	—	—	—	—
Forward foreign currency contracts	—	—	—	31,281	—	—	2,842
Variation margin on swap agreements	—	—	—	620	—	—	—
OTC swap agreements	46	—	—	—	—	—	—
Deferred foreign capital gains tax liability	—	—	47	104	—	75	—
Payable for:
Investment securities purchased	21,911	8,670	31	—	6,000	19	—
Deposits from counterparties	62,923	—	—	4,208	—	—	—
Return of securities loaned	—	14,800	31,751	—	158,625	14,833	2,062
Interest expense and brokerage charges	—	244	—	—	—	—	—
Fund shares redeemed	370	1,602	693	1,077	865	250	439
Advisory fees	727	1,294	488	850	1,118	498	607
Administrative fees	177	279	132	220	215	93	103
12b-1 fees (Class A)	44	333	36	48	135	49	46
Board of trustee fees	11	82	40	46	88	17	45
Chief compliance officer fees	1	3	1	2	3	1	2
Other expenses	2	7	19	34	4	13	2
Total liabilities	86,212	237,771	33,238	38,490	167,053	15,848	6,148
Net assets	$1,404,736	$2,191,436	$1,047,759	$1,713,909	$2,546,728	$746,663	$1,220,727
Net assets consist of:
Paid-in capital	$1,144,418	$1,961,915	$846,260	$1,759,135	$2,303,630	$596,988	$958,569
Undistributed (excess of distributions
over) net investment income (loss)	15,196	20,685	19,864	15,310	100,645	5,248	10,036
Accumulated net realized gain (loss)	189,514	47,775	44,032	(52,202)	(62,271)	26,677	49,482
Net unrealized appreciation (depreciation) on
investments and foreign currency	55,608	161,061	137,603	(8,334)	204,724	117,750	202,640
Net assets	$1,404,736	$2,191,436	$1,047,759	$1,713,909	$2,546,728	$746,663	$1,220,727
Net assets - Class A	$673,994	$1,943,204	$552,505	$725,646	$2,054,043	$746,026	$703,977
Shares outstanding - Class A	45,057	152,899	47,079	67,617	171,432	64,843	60,364
Net asset value per share - Class A	$14.96	$12.71	$11.74	$10.73	$11.98	$11.51	$11.66
Net assets - Class I	$730,742	$248,232	$495,254	$988,263	$492,685	$637	$516,750
Shares outstanding - Class I	48,809	19,446	42,007	91,506	42,942	55	43,855
Net asset value per share - Class I	$14.97	$12.77	$11.79	$10.80	$11.47	$11.63	$11.78
Investments - unaffiliated, at cost	$1,210,836	$2,035,932	$866,983	$1,412,611	$2,157,726	$595,608	$941,112
Investments - affiliated, at cost	172,413	45,046	74,689	119,176	331,552	47,464	70,947
Foreign currency cost	—	—	—	3,556	—	—	546
Proceeds from securities sold short	—	119,543	—	—	—	—	—
Securities on loan included in
investments - unaffiliated, at value	—	14,505	36,150	—	177,719	19,778	1,860

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/GQG Emerging Markets Equity Fund	JNL/Harris Oakmark Global Equity Fund	JNL/Invesco China-India Fund	JNL/Invesco Diversified Dividend Fund	JNL/Invesco Global Real Estate Fund
Assets
Investments - unaffiliated, at value	$1,096,767	$305,215	$417,231	$1,062,375	$721,485	$519,695	$1,949,021
Investments - affiliated, at value	57,000	500	8,056	56,264	32,883	41,368	19,118
Purchased options, at value	70	18	—	—	—	—	—
Forward foreign currency contracts	7,065	4,601	—	429	—	140	—
Variation margin on futures/futures options contracts	208	14	—	—	—	—	—
Variation margin on swap agreements	320	131	—	—	—	—	—
OTC swap agreements	115	1,371	—	—	—	—	—
OTC swap premiums paid	923	1,181	—	—	—	—	—
Cash	598	1,942	—	—	—	131	708
Foreign currency	143	1,109	87	—	—	163	848
Receivable from:
Investment securities sold	23,484	6,561	—	2,705	—	—	936
Fund shares sold	359	86	93	687	1,113	191	722
Dividends and interest	7,316	6,407	430	1,679	190	968	7,717
Deposits with brokers and counterparties	16,484	18,413	—	—	—	—	—
Total assets	1,210,852	347,549	425,897	1,124,139	755,671	562,656	1,979,070
Liabilities
Forward sales commitments, at value	12,330	—	—	—	—	—	—
Forward foreign currency contracts	5,034	5,281	—	—	—	619	—
Variation margin on futures/futures options contracts	32	12	—	—	—	—	—
Variation margin on swap agreements	321	9	—	—	—	—	—
OTC swap agreements	1,148	2,535	—	—	—	—	—
OTC swap premiums received	85	186	—	—	—	—	—
Deferred foreign capital gains tax liability	—	—	—	—	1,487	—	—
Payable for:
Investment securities purchased	70,580	5,662	3,877	797	832	—	1,184
Deposits from counterparties	470	730	—	—	—	—	—
Return of securities loaned	4,655	5,372	4,647	—	3,147	4,341	—
Fund shares redeemed	844	131	109	1,061	1,271	26	1,237
Advisory fees	430	169	311	669	460	247	992
Administrative fees	95	41	52	141	92	70	250
12b-1 fees (Class A)	63	10	—	37	49	1	90
Board of trustee fees	57	26	2	30	22	2	62
Chief compliance officer fees	1	1	—	1	1	—	2
Other expenses	5	2	2	1	38	2	4
Total liabilities	96,150	20,167	9,000	2,737	7,399	5,308	3,821
Net assets	$1,114,702	$327,382	$416,897	$1,121,402	$748,272	$557,348	$1,975,249
Net assets consist of:
Paid-in capital	$1,097,300	$374,848	$396,035	$1,038,174	$584,384	$539,141	$1,847,606
Undistributed (excess of distributions
over) net investment income (loss)	21,945	(4,820)	(1)	10,356	1,133	2,964	38,514
Accumulated net realized gain (loss)	(11,038)	(37,115)	(453)	15,805	(18,123)	(300)	(1,605)
Net unrealized appreciation (depreciation) on
investments and foreign currency	6,495	(5,531)	21,316	57,067	180,878	15,543	90,734
Net assets	$1,114,702	$327,382	$416,897	$1,121,402	$748,272	$557,348	$1,975,249
Net assets - Class A	$959,472	$158,098	$3,048	$569,264	$747,775	$10,136	$1,373,022
Shares outstanding - Class A	82,117	13,738	290	47,064	71,231	981	137,685
Net asset value per share - Class A	$11.68	$11.51	$10.51	$12.10	$10.50	$10.33	$9.97
Net assets - Class I	$155,230	$169,284	$413,849	$552,138	$497	$547,212	$602,227
Shares outstanding - Class I	13,051	14,511	39,342	45,609	47	52,907	59,466
Net asset value per share - Class I	$11.89	$11.67	$10.52	$12.11	$10.60	$10.34	$10.13
Investments - unaffiliated, at cost	$1,089,240	$308,919	$395,917	$1,006,112	$538,918	$503,678	$1,858,296
Investments - affiliated, at cost	57,000	500	8,056	56,264	32,883	41,368	19,118
Purchased options, at cost	25	6	—	—	—	—	—
Foreign currency cost	142	1,110	86	—	—	161	846
Proceeds from forward sales commitments	12,330	—	—	—	—	—	—
Securities on loan included in
investments - unaffiliated, at value	4,566	5,255	4,788	—	2,724	4,182	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/Invesco International Growth Fund	JNL/Invesco Mid Cap Value Fund	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/Mellon Capital Consumer Staples Sector Fund
Assets
Investments - unaffiliated, at value	$1,393,029	$540,395	$1,904,771	$2,059,527	$1,291,514	$1,005,260	$7,662
Investments - affiliated, at value	106,195	10,489	45,354	75,874	69,010	12,343	237
Cash	546	96	435	373	—	—	—
Foreign currency	497	—	—	—	—	120	—
Receivable from:
Investment securities sold	1	1,404	—	729	3	—	—
Fund shares sold	466	632	1,457	1,464	172	657	146
Dividends and interest	2,923	852	406	777	4,569	998	23
Total assets	1,503,657	553,868	1,952,423	2,138,744	1,365,268	1,019,378	8,068
Liabilities
Deferred foreign capital gains tax liability	—	—	—	—	—	99	—
Payable for:
Investment securities purchased	3,369	295	2,047	379	—	442	211
Return of securities loaned	—	13,479	30,278	41,716	—	1,648	44
Fund shares redeemed	803	802	1,477	2,167	765	526	—
Advisory fees	648	264	1,114	904	331	640	2
Administrative fees	188	46	162	177	116	126	1
12b-1 fees (Class A)	70	26	111	97	55	31	—
Board of trustee fees	52	21	34	47	65	57	—
Chief compliance officer fees	2	1	2	2	2	1	—
Other expenses	3	1	2	3	3	23	—
Total liabilities	5,135	14,935	35,227	45,492	1,337	3,593	258
Net assets	$1,498,522	$538,933	$1,917,196	$2,093,252	$1,363,931	$1,015,785	$7,810
Net assets consist of:
Paid-in capital(a)	$1,244,325	$433,298	$1,355,310	$1,541,172	$1,314,291	$991,788	$7,537
Undistributed (excess of distributions
over) net investment income (loss)	14,848	48	931	139	32,893	13,845	—
Accumulated net realized gain (loss)	(25,154)	44,628	92,031	183,026	2,563	(162,053)	—
Net unrealized appreciation (depreciation) on
investments and foreign currency	264,503	60,959	468,924	368,915	14,184	172,205	273
Net assets	$1,498,522	$538,933	$1,917,196	$2,093,252	$1,363,931	$1,015,785	$7,810
Net assets - Class A	$1,069,305	$398,386	$1,681,534	$1,477,372	$841,921	$479,920	$7,763
Shares outstanding - Class A	75,860	22,979	67,501	42,810	64,308	41,871	731
Net asset value per share - Class A	$14.10	$17.34	$24.91	$34.51	$13.09	$11.46	$10.61
Net assets - Class I	$429,217	$140,547	$235,662	$615,880	$522,010	$535,865	$47
Shares outstanding - Class I	28,875	8,011	9,129	17,430	37,954	46,556	4
Net asset value per share - Class I	$14.86	$17.54	$25.81	$35.33	$13.75	$11.51	$10.62
Investments - unaffiliated, at cost	$1,128,576	$479,436	$1,435,847	$1,690,612	$1,277,331	$832,960	$7,389
Investments - affiliated, at cost	106,195	10,489	45,354	75,874	69,010	12,343	237
Foreign currency cost	498	—	—	—	—	121	—
Securities on loan included in
investments - unaffiliated, at value	26,223	18,406	58,222	73,002	—	2,495	42

(a)	Represents partners' capital for funds structured as partnerships.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/Mellon Capital Emerging Markets Index Fund	JNL/Mellon Capital European 30 Fund	JNL/Mellon Capital Industrials Sector Fund	JNL/Mellon Capital Materials Sector Fund	JNL/Mellon Capital Pacific Rim 30 Fund	JNL/Mellon Capital Real Estate Sector Fund	JNL/Mellon Capital S&P 500 Index Fund
Assets
Investments - unaffiliated, at value	$1,376,565	$486,653	$16,771	$42,882	$317,010	$166,231	$8,041,139
Investments - affiliated, at value	25,322	—	373	413	324	1,781	216,774
Forward foreign currency contracts	—	5	—	—	3	—	—
Variation margin on futures/futures options contracts	136	3	—	—	—	—	5
Cash	146	—	1	—	—	—	8,917
Foreign currency	1,795	63	—	—	6	—	—
Receivable from:
Investment securities sold	—	1,107	99	—	—	—	—
Fund shares sold	867	328	127	135	193	258	10,480
Dividends and interest	872	1,251	17	39	458	899	7,903
Adviser	—	—	—	—	—	7	—
Other assets	18	—	—	—	—	—	—
Total assets	1,405,721	489,410	17,388	43,469	317,994	169,176	8,285,218
Liabilities
Cash overdraft	—	539	—	—	—	—	—
Variation margin on futures/futures options contracts	6	4	—	—	1	—	305
Deferred foreign capital gains tax liability	2,151	—	—	—	—	—	—
Payable for:
Investment securities purchased	—	3	362	347	—	—	110,085
Return of securities loaned	3,234	194	122	101	—	1,704	298,380
Fund shares redeemed	1,056	358	1	81	64	119	2,215
Advisory fees	283	78	4	9	54	29	756
Administrative fees	172	61	2	5	40	21	623
12b-1 fees (Class A)	88	32	1	3	21	—	479
Board of trustee fees	39	8	—	—	6	1	176
Chief compliance officer fees	2	1	—	—	—	—	9
Other expenses	88	—	—	1	—	4	779
Total liabilities	7,119	1,278	492	547	186	1,878	413,807
Net assets	$1,398,602	$488,132	$16,896	$42,922	$317,808	$167,298	$7,871,411
Net assets consist of:
Paid-in capital(a)	$1,191,131	$489,451	$16,238	$41,557	$263,789	$165,508	$5,029,951
Undistributed (excess of distributions
over) net investment income (loss)	19,051	13,558	—	—	8,048	—	102,013
Accumulated net realized gain (loss)	(55,625)	(67,946)	—	—	6,013	—	387,902
Net unrealized appreciation (depreciation) on
investments and foreign currency	244,045	53,069	658	1,365	39,958	1,790	2,351,545
Net assets	$1,398,602	$488,132	$16,896	$42,922	$317,808	$167,298	$7,871,411
Net assets - Class A	$1,359,166	$488,095	$16,835	$42,921	$317,697	$6,475	$7,273,736
Shares outstanding - Class A	115,349	36,017	1,578	4,019	18,994	633	331,465
Net asset value per share - Class A	$11.78	$13.55	$10.67	$10.68	$16.73	$10.23	$21.94
Net assets - Class I	$39,436	$37	$61	$1	$111	$160,823	$597,675
Shares outstanding - Class I	3,328	3	6	—	7	15,707	26,625
Net asset value per share - Class I	$11.85	$13.68	$10.67	$10.68	$16.90	$10.24	$22.45
Investments - unaffiliated, at cost	$1,131,134	$433,637	$16,113	$41,517	$277,053	$164,441	$5,696,418
Investments - affiliated, at cost	25,322	—	373	413	324	1,781	210,319
Foreign currency cost	1,791	62	—	—	6	—	—
Securities on loan included in
investments - unaffiliated, at value	6,727	185	118	96	—	2,032	292,806

(a)	Represents partners' capital for funds structured as partnerships.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL S&P 500 Index Fund		JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital S&P 1500 Growth Index Fund	JNL/Mellon Capital S&P 1500 Value Index Fund	JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Capital International Index Fund	JNL/Mellon Capital MSCI KLD 400 Social Index Fund
Assets
Investments - unaffiliated, at value		$6,076	$3,136,612	$16,862	$8,875	$2,338,156	$2,049,820	$15,729
Investments - affiliated, at value		88	88,915	48	85	115,834	60,742	355
Forward foreign currency contracts		—	—	—	—	—	520	—
Variation margin on futures/futures options contracts		—	42	—	—	9	92	—
Cash		4	81	22	—	175	—	—
Foreign currency		—	—	—	—	—	1,943	—
Receivable from:
Investment securities sold		—	2,236	74	1	12,688	—	3
Fund shares sold		—	2,504	180	34	1,137	1,133	7
Dividends and interest		6	4,380	14	11	2,992	4,895	16
Adviser		1	—	—	—	—	—	—
Total assets		6,175	3,234,770	17,200	9,006	2,470,991	2,119,145	16,110
Liabilities
Forward foreign currency contracts		—	—	—	—	—	39	—
Variation margin on futures/futures options contracts		—	165	—	—	99	110	—
Payable for:
Investment securities purchased		62	6,798	89	30	3,195	—	250
Return of securities loaned		11	72,199	19	25	108,059	15,355	38
Fund shares redeemed		—	4,138	1	—	3,198	962	1
Advisory fees		1	373	3	1	287	273	3
Administrative fees		1	266	2	1	200	263	2
12b-1 fees (Class A)		—	189	1	1	139	111	1
Board of trustee fees		—	76	—	—	87	89	—
Chief compliance officer fees		—	3	—	—	3	3	—
Other expenses		—	276	1	—	212	119	2
Total liabilities		75	84,483	116	58	115,479	17,324	297
Net assets		$6,100	$3,150,287	$17,084	$8,948	$2,355,512	$2,101,821	$15,813
Net assets consist of:
Paid-in capital(a)		$5,753	$2,322,050	$16,712	$8,754	$1,619,226	$1,611,244	$14,965
Undistributed (excess of distributions
over) net investment income (loss)		—	27,385	—	—	21,382	50,632	2
Accumulated net realized gain (loss)		—	145,929	—	—	240,780	65,663	6
Net unrealized appreciation (depreciation) on
investments and foreign currency		347	654,923	372	194	474,124	374,282	840
Net assets		$6,100	$3,150,287	$17,084	$8,948	$2,355,512	$2,101,821	$15,813
Net assets - Class A	$	N/A	$2,863,729	$17,074	$8,936	$2,097,611	$1,703,844	$15,812
Shares outstanding - Class A		N/A	132,241	1,590	835	106,419	109,279	1,429
Net asset value per share - Class A	$	N/A	$21.66	$10.74	$10.70	$19.71	$15.59	$11.06
Net assets - Class I		$6,100	$286,558	$10	$12	$257,901	$397,977	$1
Shares outstanding - Class I		568	12,989	1	1	12,857	24,553	—
Net asset value per share - Class I		$10.74	$22.06	$10.74	$10.69	$20.06	$16.21	$11.05
Investments - unaffiliated, at cost		$5,729	$2,481,730	$16,490	$8,682	$1,864,057	$1,679,401	$14,891
Investments - affiliated, at cost		88	88,915	48	84	115,834	57,633	353
Foreign currency cost		—	—	—	—	—	1,926	—
Securities on loan included in
investments - unaffiliated, at value		10	96,721	20	26	109,352	18,767	105

(a)	Represents partners' capital for funds structured as partnerships.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Utilities Sector Fund	JNL/MFS Mid Cap Value Fund	JNL Multi-Manager Alternative Fund	JNL Multi-Manager Mid Cap Fund	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund
Assets
Investments - unaffiliated, at value	$1,195,243	$81,380	$945,953	$780,688	$939,029	$1,676,651	$1,204,917
Investments - affiliated, at value	99,348	286	16,584	266,872	29,934	127,212	75,759
Purchased options, at value	—	—	—	464	—	—	—
Forward foreign currency contracts	—	—	—	1,128	—	—	—
Variation margin on futures/futures options contracts	—	—	—	358	—	—	—
Variation margin on swap agreements	—	—	—	53	—	—	—
OTC swap agreements	—	—	—	4,865	—	—	—
Cash	687	32	510	9,262	4,184	650	355
Cash collateral segregated for short sales	—	—	—	29,046	—	—	—
Foreign currency	—	—	—	7,251	—	—	—
Receivable from:
Investment securities sold	21,127	—	—	2,238	780	8,056	2,681
Fund shares sold	1,161	16	236	187	294	494	439
Dividends and interest	6,919	138	1,241	3,608	846	409	1,765
Deposits with brokers and counterparties	—	—	—	37,755	—	—	—
Total assets	1,324,485	81,852	964,524	1,143,775	975,067	1,813,472	1,285,916
Liabilities
Securities sold short, at value	—	—	—	85,004	—	—	—
Forward sales commitments, at value	2,940	—	—	—	—	—	—
Written options, at value	—	—	—	911	—	—	—
Forward foreign currency contracts	—	—	—	2,236	—	—	—
Variation margin on futures/futures options contracts	—	—	—	67	—	—	—
Variation margin on swap agreements	—	—	—	130	—	—	—
OTC swap agreements	—	—	—	2,484	—	—	—
OTC swap premiums received	—	—	—	179	—	—	—
Deferred foreign capital gains tax liability	—	—	—	50	—	—	—
Payable for:
Investment securities purchased	107,942	—	—	10,237	971	11,301	2,051
Deposits from counterparties	—	—	—	683	—	—	—
Return of securities loaned	11,656	286	8,698	480	7,786	93,016	51,361
Dividends on securities sold short	—	—	—	32	—	—	—
Interest expense and brokerage charges	—	—	—	82	—	—	—
Fund shares redeemed	1,135	22	208	270	438	831	937
Advisory fees	170	16	445	1,052	523	829	705
Administrative fees	102	11	80	174	122	144	104
12b-1 fees (Class A)	59	6	56	1	3	85	47
Board of trustee fees	64	1	41	12	9	51	36
Chief compliance officer fees	1	—	1	1	1	2	1
Other expenses	2	1	1	39	1	3	2
Total liabilities	124,071	343	9,530	104,124	9,854	106,262	55,244
Net assets	$1,200,414	$81,509	$954,994	$1,039,651	$965,213	$1,707,210	$1,230,672
Net assets consist of:
Paid-in capital	$1,167,599	$70,803	$790,895	$1,005,742	$788,838	$1,285,881	$928,519
Undistributed (excess of distributions
over) net investment income (loss)	23,810	2,099	6,793	(1,518)	2,913	(516)	5,320
Accumulated net realized gain (loss)	(1,908)	543	72,105	(12,640)	49,792	130,758	143,163
Net unrealized appreciation (depreciation) on
investments and foreign currency	10,913	8,064	85,201	48,067	123,670	291,087	153,670
Net assets	$1,200,414	$81,509	$954,994	$1,039,651	$965,213	$1,707,210	$1,230,672
Net assets - Class A	$892,847	$81,487	$857,083	$13,079	$60,188	$1,276,476	$695,070
Shares outstanding - Class A	75,999	6,180	70,661	1,283	4,877	49,319	45,344
Net asset value per share - Class A	$11.75	$13.18	$12.13	$10.19	$12.34	$25.88	$15.33
Net assets - Class I	$307,567	$22	$97,911	$1,026,572	$905,025	$430,734	$535,602
Shares outstanding - Class I	25,268	2	8,028	100,606	73,246	15,913	34,896
Net asset value per share - Class I	$12.17	$13.20	$12.20	$10.20	$12.36	$27.07	$15.35
Investments - unaffiliated, at cost	$1,184,337	$73,316	$860,753	$721,502	$815,359	$1,385,564	$1,051,248
Investments - affiliated, at cost	99,348	286	16,584	266,872	29,934	127,212	75,759
Purchased options, at cost	—	—	—	513	—	—	—
Foreign currency cost	—	—	—	7,159	—	—	—
Proceeds from securities sold short	—	—	—	72,011	—	—	—
Proceeds from forward sales commitments	2,947	—	—	—	—	—	—
Premiums from written options	—	—	—	790	—	—	—
Securities on loan included in
investments - unaffiliated, at value	13,603	279	26,464	700	37,909	103,182	50,885

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/Neuberger Berman Strategic Income Fund	JNL/Oppenheimer Emerging Markets Innovator Fund	JNL/Oppenheimer Global Growth Fund	JNL/PIMCO Income Fund	JNL/PIMCO Real Return Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund
Assets
Investments - unaffiliated, at value	$874,496	$511,366	$2,547,099	$697,784	$3,067,687	$1,424,273	$2,465,712
Investments - affiliated, at value	2,144	24,366	74,260	—	417	57,804	34,304
Purchased options, at value	—	—	—	—	748	—	—
Forward foreign currency contracts	—	—	—	732	2,004	—	—
Variation margin on futures/futures options contracts	76	—	—	118	129	—	—
Variation margin on swap agreements	1	—	—	373	472	—	—
OTC swap agreements	—	—	—	301	618	—	—
OTC swap premiums paid	—	—	—	116	129	—	—
Cash	2,616	69	141	3,759	8,787	12,957	15,192
Foreign currency	15	8	—	2,502	3,891	—	—
Receivable from:
Investment securities sold	329	155	1,974	74,242	440,483	19,040	13,627
Fund shares sold	5,658	277	1,326	1,348	1,374	926	756
Treasury roll transactions	—	—	—	—	788,871	—	—
Dividends and interest	3,834	167	1,638	3,190	11,686	4,218	29,891
Deposits with brokers and counterparties	1,221	—	—	11,383	5,196	149	1,949
Other assets	—	—	—	—	—	1	—
Total assets	890,390	536,408	2,626,438	795,848	4,332,492	1,519,368	2,561,431
Liabilities
Payable for reverse repurchase agreements	—	—	—	29,663	93,037	—	—
Forward sales commitments, at value	—	—	—	—	64,455	—	—
Written options, at value	—	—	—	—	180	—	—
Forward foreign currency contracts	—	4	—	2,886	9,152	—	—
Variation margin on futures/futures options contracts	234	—	—	—	268	23	252
Variation margin on swap agreements	10	—	—	252	552	—	—
OTC swap agreements	—	—	—	2	1,785	—	—
OTC swap premiums received	—	—	—	504	634	—	—
Deferred foreign capital gains tax liability	—	2,220	456	—	—	—	—
Payable for:
Investment securities purchased	168,511	2,903	47	117,326	564,450	26,165	7,548
Treasury roll transactions	—	—	—	7,499	1,535,485	—	—
Deposits from counterparties	—	—	—	—	516	—	—
Return of securities loaned	15,835	33,336	5,435	—	417	—	209,689
Interest expense and brokerage charges	—	—	—	—	106	—	—
Fund shares redeemed	292	522	2,139	114	1,285	1,126	4,694
Advisory fees	287	407	1,102	265	667	583	662
Administrative fees	88	61	330	80	175	191	199
12b-1 fees (Class A)	44	3	129	9	78	96	116
Board of trustee fees	14	5	74	2	101	39	89
Chief compliance officer fees	1	1	3	—	3	2	3
Other expenses	1	32	19	2	15	58	4
Total liabilities	185,317	39,494	9,734	158,604	2,273,361	28,283	223,256
Net assets	$705,073	$496,914	$2,616,704	$637,244	$2,059,131	$1,491,085	$2,338,175
Net assets consist of:
Paid-in capital	$681,617	$375,596	$1,759,463	$633,639	$2,257,226	$1,503,377	$2,386,918
Undistributed (excess of distributions
over) net investment income (loss)	14,594	575	10,250	5,645	18,160	52,797	127,603
Accumulated net realized gain (loss)	(6,688)	14,543	53,256	(1,062)	(220,584)	(52,910)	(223,588)
Net unrealized appreciation (depreciation) on
investments and foreign currency	15,550	106,200	793,735	(978)	4,329	(12,179)	47,242
Net assets	$705,073	$496,914	$2,616,704	$637,244	$2,059,131	$1,491,085	$2,338,175
Net assets - Class A	$680,039	$38,336	$1,964,715	$132,772	$1,195,715	$1,457,373	$1,763,229
Shares outstanding - Class A	61,396	3,213	105,795	13,190	120,140	138,245	129,254
Net asset value per share - Class A	$11.08	$11.93	$18.57	$10.07	$9.95	$10.54	$13.64
Net assets - Class I	$25,034	$458,578	$651,989	$504,472	$863,416	$33,712	$574,946
Shares outstanding - Class I	2,245	38,388	34,517	50,060	85,800	3,196	36,304
Net asset value per share - Class I	$11.15	$11.95	$18.89	$10.08	$10.06	$10.55	$15.84
Investments - unaffiliated, at cost	$858,534	$402,903	$1,752,949	$698,563	$3,059,186	$1,436,565	$2,419,000
Investments - affiliated, at cost	2,144	24,366	74,260	—	417	57,804	34,304
Purchased options, at cost	—	—	—	—	1,342	—	—
Foreign currency cost	4	8	—	2,496	3,885	—	—
Proceeds from forward sales commitments	—	—	—	—	64,147	—	—
Premiums from written options	—	—	—	—	1,053	—	—
Securities on loan included in
investments - unaffiliated, at value	15,534	43,599	26,363	—	769	—	236,230

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Total Return Fund	JNL/PPM America Value Equity Fund	JNL/S&P Competitive Advantage Fund	JNL/S&P Dividend Income & Growth Fund	JNL/S&P International 5 Fund
Assets
Investments - unaffiliated, at value	$706,160	$944,519	$1,239,856	$230,780	$2,978,457	$5,622,975	$46,727
Investments - affiliated, at value	1,621	11,913	29,655	1,785	182,892	133,211	568
Variation margin on futures/futures options contracts	—	—	145	—	—	—	—
Cash	102	362	2,334	36	175	159	5
Foreign currency	—	—	2	—	—	—	33
Receivable from:
Investment securities sold	—	1,313	10,326	—	7,979	—	—
Fund shares sold	274	525	278	133	1,745	1,492	420
Dividends and interest	1,175	859	7,661	377	707	14,380	163
Deposits with brokers and counterparties	—	—	891	—	—	—	—
Total assets	709,332	959,491	1,291,148	233,111	3,171,955	5,772,217	47,916
Liabilities
Variation margin on futures/futures options contracts	—	—	324	—	21	88	—
Payable for:
Investment securities purchased	—	2,601	9,804	—	—	—	80
Return of securities loaned	9,845	43,734	16,542	—	271,616	300,104	337
Fund shares redeemed	398	3,663	273	75	3,185	2,530	5
Advisory fees	329	417	416	88	632	1,154	14
Administrative fees	59	77	107	20	245	442	6
12b-1 fees (Class A)	43	59	21	15	71	242	3
Board of trustee fees	14	13	28	11	71	132	2
Chief compliance officer fees	1	1	2	—	4	7	—
Other expenses	—	2	3	—	5	9	—
Total liabilities	10,689	50,567	27,520	209	275,850	304,708	447
Net assets	$698,643	$908,924	$1,263,628	$232,902	$2,896,105	$5,467,509	$47,469
Net assets consist of:
Paid-in capital	$543,975	$696,179	$1,223,648	$194,231	$2,385,947	$4,550,310	$42,540
Undistributed (excess of distributions
over) net investment income (loss)	5,912	5,074	31,002	3,472	31,101	169,976	2,456
Accumulated net realized gain (loss)	45,283	75,433	(7,132)	(4,471)	94,399	400,911	(4,285)
Net unrealized appreciation (depreciation) on
investments and foreign currency	103,473	132,238	16,110	39,670	384,658	346,312	6,758
Net assets	$698,643	$908,924	$1,263,628	$232,902	$2,896,105	$5,467,509	$47,469
Net assets - Class A	$649,167	$885,900	$323,218	$232,798	$1,075,807	$3,671,699	$47,468
Shares outstanding - Class A	41,203	58,365	27,043	9,762	63,824	229,637	4,117
Net asset value per share - Class A	$15.76	$15.18	$11.95	$23.85	$16.86	$15.99	$11.53
Net assets - Class I	$49,476	$23,024	$940,410	$104	$1,820,298	$1,795,810	$1
Shares outstanding - Class I	3,116	1,477	78,633	4	107,236	110,816	—
Net asset value per share - Class I	$15.88	$15.59	$11.96	$24.01	$16.97	$16.21	$11.53
Investments - unaffiliated, at cost	$602,687	$812,281	$1,225,308	$191,109	$2,593,771	$5,276,862	$39,979
Investments - affiliated, at cost	1,621	11,913	29,655	1,785	182,892	133,211	568
Foreign currency cost	—	—	2	—	—	—	32
Securities on loan included in
investments - unaffiliated, at value	27,917	61,458	16,189	7,349	266,567	317,749	326

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/S&P Intrinsic Value Fund	JNL/S&P Mid 3 Fund	JNL/S&P Total Yield Fund	JNL/Scout Unconstrained Bond Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund
Assets
Investments - unaffiliated, at value	$2,640,209	$311,065	$2,308,505	$664,449	$8,828,011	$5,072,590	$1,540,320
Investments - affiliated, at value	55,676	22,553	34,481	105,814	53,453	275,073	3,816
Variation margin on futures/futures options contracts	—	—	4	93	—	—	113
Cash	10	10	52	1,182	—	1,280	8,157
Foreign currency	—	—	—	—	—	188	—
Receivable from:
Investment securities sold	2,917	—	—	13,896	3,251	1,757	28
Fund shares sold	1,143	185	875	198	8,187	3,390	342
Dividends and interest	4,617	211	4,303	2,473	4,153	2,784	7,368
Adviser	—	—	—	—	—	34	—
Deposits with brokers and counterparties	—	—	—	2,053	—	—	—
Total assets	2,704,572	334,024	2,348,220	790,158	8,897,055	5,357,096	1,560,144
Liabilities
Forward foreign currency contracts	—	—	—	—	—	—	14
Variation margin on futures/futures options contracts	45	9	38	—	—	—	61
Payable for:
Investment securities purchased	—	—	—	27,744	—	3,056	5,445
Return of securities loaned	50,948	21,215	29,105	—	96,611	36,293	1,345
Fund shares redeemed	2,290	366	1,526	1,321	4,293	2,090	1,301
Advisory fees	582	92	511	357	3,232	2,684	405
Administrative fees	224	26	196	97	696	430	132
12b-1 fees (Class A)	55	21	35	3	385	323	66
Board of trustee fees	67	6	54	19	196	130	68
Chief compliance officer fees	3	—	3	1	10	6	2
Other expenses	5	—	4	2	12	8	3
Total liabilities	54,219	21,735	31,472	29,544	105,435	45,020	8,842
Net assets	$2,650,353	$312,289	$2,316,748	$760,614	$8,791,620	$5,312,076	$1,551,302
Net assets consist of:
Paid-in capital	$2,419,650	$292,097	$2,086,229	$745,699	$5,425,667	$3,583,146	$1,562,833
Undistributed (excess of distributions
over) net investment income (loss)	50,847	4,083	45,934	8,359	10,930	(16)	23,857
Accumulated net realized gain (loss)	52,802	(5,174)	96,680	8,251	1,077,530	403,493	(31,839)
Net unrealized appreciation (depreciation) on
investments and foreign currency	127,054	21,283	87,905	(1,695)	2,277,493	1,325,453	(3,549)
Net assets	$2,650,353	$312,289	$2,316,748	$760,614	$8,791,620	$5,312,076	$1,551,302
Net assets - Class A	$833,692	$312,267	$530,713	$50,603	$5,847,294	$4,899,959	$1,000,050
Shares outstanding - Class A	56,904	24,357	37,682	5,087	132,969	103,660	102,088
Net asset value per share - Class A	$14.65	$12.82	$14.08	$9.95	$43.97	$47.27	$9.80
Net assets - Class I	$1,816,661	$22	$1,786,035	$710,011	$2,944,326	$412,117	$551,252
Shares outstanding - Class I	121,694	2	125,548	71,292	65,058	8,361	55,706
Net asset value per share - Class I	$14.93	$12.84	$14.23	$9.96	$45.26	$49.29	$9.90
Investments - unaffiliated, at cost	$2,513,257	$289,785	$2,220,680	$667,300	$6,550,521	$3,747,136	$1,543,285
Investments - affiliated, at cost	55,676	22,553	34,481	105,814	53,453	275,073	3,816
Foreign currency cost	—	—	—	—	—	188	—
Securities on loan included in
investments - unaffiliated, at value	240,246	33,146	74,853	—	227,245	163,048	1,319

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/T. Rowe Price Value Fund	JNL/Vanguard Growth Allocation Fund	JNL/Vanguard Moderate Allocation Fund	JNL/Vanguard Moderate Growth Allocation Fund	JNL/Westchester Capital Event Driven Fund	JNL/WMC Balanced Fund	JNL/WMC Government Money Market Fund
Assets
Investments - unaffiliated, at value	$4,930,027	$41,286	$32,669	$48,220	$194,802	$7,463,939	$479,406
Investments - affiliated, at value	26,368	1,233	1,017	1,066	15,455	555,144	—
Repurchase agreements, at value	—	—	—	—	—	—	514,300
Purchased options, at value	—	—	—	—	411	—	—
Forward foreign currency contracts	—	—	—	—	5	—	—
Variation margin on futures/futures options contracts	—	—	—	—	—	42	—
OTC swap agreements	—	—	—	—	13,086	—	—
Cash	3,193	—	53	156	—	627	203,750
Cash collateral segregated for short sales	—	—	—	—	21,385	—	—
Foreign currency	—	—	—	—	93	—	—
Receivable from:
Investment securities sold	5,429	—	—	—	806	15,644	12
Fund shares sold	2,170	749	660	1,077	31	5,169	539
Dividends and interest	7,851	1	1	1	915	21,803	919
Adviser	34	1	1	2	—	—	—
Deposits with brokers and counterparties	—	—	—	—	61,030	711	—
Total assets	4,975,072	43,270	34,401	50,522	308,019	8,063,079	1,198,926
Liabilities
Cash overdraft	—	—	—	—	12,376	—	—
Securities sold short, at value	—	—	—	—	26,615	—	—
Forward sales commitments, at value	—	—	—	—	—	4,683	—
Written options, at value	—	—	—	—	3,084	—	—
Forward foreign currency contracts	—	—	—	—	625	—	—
Variation margin on futures/futures options contracts	—	—	—	—	—	195	—
OTC swap agreements	—	—	—	—	15,488	—	—
Payable for:
Investment securities purchased	8,247	550	1,066	1,170	2,083	260,316	9
Return of securities loaned	—	681	—	47	—	35,846	—
Dividends on securities sold short	—	—	—	—	5	—	—
Interest expense and brokerage charges	—	—	—	—	24	—	—
Fund shares redeemed	1,802	2	71	2	241	3,870	1,451
Advisory fees	2,062	6	5	7	220	2,089	166
Administrative fees	405	4	3	5	21	615	102
12b-1 fees (Class A)	139	3	2	3	—	510	79
Board of trustee fees	125	—	—	—	4	164	71
Chief compliance officer fees	6	—	—	—	—	9	2
Other expenses	8	—	—	—	—	11	3
Total liabilities	12,794	1,246	1,147	1,234	60,786	308,308	1,883
Net assets	$4,962,278	$42,024	$33,254	$49,288	$247,233	$7,754,771	$1,197,043
Net assets consist of:
Paid-in capital(a)	$3,787,730	$41,394	$33,066	$48,719	$235,908	$6,257,713	$1,197,106
Undistributed (excess of distributions
over) net investment income (loss)	62,502	—	—	—	837	131,583	(59)
Accumulated net realized gain (loss)	469,487	—	—	—	12,138	315,109	(4)
Net unrealized appreciation (depreciation) on
investments and foreign currency	642,559	630	188	569	(1,650)	1,050,366	—
Net assets	$4,962,278	$42,024	$33,254	$49,288	$247,233	$7,754,771	$1,197,043
Net assets - Class A	$2,111,216	$41,222	$33,118	$48,947	$4,823	$7,752,031	$1,194,603
Shares outstanding - Class A	120,942	3,930	3,237	4,722	483	322,737	1,194,665
Net asset value per share - Class A	$17.46	$10.49	$10.23	$10.37	$9.99	$24.02	$1.00
Net assets - Class I	$2,851,062	$802	$136	$341	$242,410	$2,740	$2,440
Shares outstanding - Class I	156,669	76	13	33	24,207	111	2,441
Net asset value per share - Class I	$18.20	$10.51	$10.24	$10.38	$10.01	$24.75	$1.00
Investments - unaffiliated, at cost	$4,287,475	$40,656	$32,481	$47,651	$191,294	$6,414,289	$479,406
Investments - affiliated, at cost	26,368	1,233	1,017	1,066	15,455	555,144	—
Repurchase agreements, at cost	—	—	—	—	—	—	514,300
Purchased options, at cost	—	—	—	—	1,111	—	—
Foreign currency cost	—	—	—	—	93	—	—
Proceeds from securities sold short	—	—	—	—	24,696	—	—
Proceeds from forward sales commitments	—	—	—	—	—	4,691	—
Premiums from written options	—	—	—	—	3,568	—	—
Securities on loan included in
investments - unaffiliated, at value	20,037	668	—	46	—	34,243	—

(a)	Represents partners' capital for funds structured as partnerships.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

JNL/WMC Value Fund
Assets
Investments - unaffiliated, at value	$1,539,960
Investments - affiliated, at value	47,568
Cash	95
Receivable from:
Fund shares sold	5,477
Dividends and interest	2,110
Total assets	1,595,210
Liabilities
Payable for:
Return of securities loaned	1,161
Fund shares redeemed	1,342
Advisory fees	505
Administrative fees	134
12b-1 fees (Class A)	55
Board of trustee fees	74
Chief compliance officer fees	2
Other expenses	2
Total liabilities	3,275
Net assets	$1,591,935
Net assets consist of:
Paid-in capital	$963,461
Undistributed (excess of distributions
over) net investment income (loss)	30,969
Accumulated net realized gain (loss)	173,705
Net unrealized appreciation (depreciation) on
investments and foreign currency	423,800
Net assets	$1,591,935
Net assets - Class A	$840,381
Shares outstanding - Class A	34,325
Net asset value per share - Class A	$24.48
Net assets - Class I	$751,554
Shares outstanding - Class I	29,901
Net asset value per share - Class I	$25.13
Investments - unaffiliated, at cost	$1,116,167
Investments - affiliated, at cost	47,568
Securities on loan included in
investments - unaffiliated, at value	3,528

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/AB Dynamic Asset Allocation Fund(b)	JNL/AQR Large Cap Relaxed Constraint Equity Fund	JNL/AQR Managed Futures Strategy Fund(b)	JNL/BlackRock Global Allocation Fund(b)	JNL/BlackRock Global Natural Resources Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Boston Partners Global Long Short Equity Fund
Investment income
Dividends (a)	$737	$10,807	$1,112	$47,477	$17,646	$22,345	$11,602
Foreign taxes withheld	—	(4)	—	(1,706)	(507)	(10)	(363)
Interest	7	—	3,115	33,535	—	—	—
Net prime broker interest income	—	—	—	133	—	—	934
Securities lending (a)	4	56	—	1,207	222	985	230
Total investment income	748	10,859	4,227	80,646	17,361	23,320	12,403

Expenses
Advisory fees	261	3,342	5,210	26,534	5,204	15,849	7,791
Administrative fees	54	672	847	5,638	1,281	2,901	995
12b-1 fees (Class A)	82	876	1,018	8,769	1,912	5,723	1,007
Legal fees	—	2	3	162	4	14	3
Board of trustee fees	1	10	15	93	22	68	17
Chief compliance officer fees	—	1	2	11	3	8	2
Dividends on securities sold short	—	1,902	—	765	—	—	4,382
Net short holdings borrowing fees	—	1,136	—	—	—	—	—
Other expenses	1	4	10	91	11	31	14
Total expenses	399	7,945	7,105	42,063	8,437	24,594	14,211
Net investment income (loss)	349	2,914	(2,878)	38,583	8,924	(1,274)	(1,808)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	758	70,206	1	124,257	(88,486)	278,249	80,245
Investments - affiliated	—	—	—	130	—	—	—
Securities sold short	—	(25,969)	—	(5,587)	—	—	(46,321)
Brokerage commissions recaptured	—	6	—	—	—	—	—
Purchased options	47	—	—	6,826	—	—	(1,869)
Written options	19	—	—	7,295	—	—	2,277
Foreign currency	68	—	(97)	2,625	95	2	(79)
Forward foreign currency contracts	319	—	(9,793)	10,713	(1,473)	—	(187)
Futures/futures options contracts	(175)	592	(10,872)	(11,391)	—	—	—
Swap agreements	(470)	—	4,324	(140)	—	—	(6,877)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	4,785	43,589	(26)	357,913	46,345	548,843	37,976
Investments - affiliated	—	—	—	934	—	—	—
Investment securities sold short	—	5,200	—	1,071	—	—	(13,758)
Purchased options	(3)	—	—	(25,146)	—	—	—
Written options	—	—	—	6,927	—	—	418
Foreign currency	—	—	(2)	148	5	—	57
Forward foreign currency contracts	(286)	—	330	(21,995)	—	—	(7)
Futures/futures options contracts	16	(2)	2,234	45	—	—	—
Swap agreements	(110)	—	537	7,220	—	—	(482)
Net realized and unrealized gain (loss)	4,968	93,622	(13,364)	461,845	(43,514)	827,094	51,393
Change in net assets from operations	$5,317	$96,536	$(16,242)	$500,428	$(34,590)	$825,820	$49,585
(a) Affiliated income	$11	$71	$1,112	$1,363	$335	$1,141	$85

(b)	Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/Brookfield Global Infrastructure and MLP Fund	JNL/Causeway International Value Select Fund	JNL/ClearBridge Large Cap Growth Fund(b)	JNL/Crescent High Income Fund	JNL/DFA U.S. Core Equity Fund	JNL/DoubleLine Core Fixed Income Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund
Investment income
Dividends (a)	$33,115	$43,771	$1,293	$153	$18,953	$456	$147
Foreign taxes withheld	(823)	(2,493)	(28)	—	(3)	—	—
Interest	—	—	—	39,831	—	112,781	14,935
Securities lending (a)	309	324	6	432	311	119	124
Total investment income	32,601	41,602	1,271	40,416	19,261	113,356	15,206

Expenses
Advisory fees	7,834	8,092	580	4,295	5,637	16,298	2,757
Administrative fees	1,523	2,064	174	1,036	1,083	3,463	581
12b-1 fees (Class A)	2,243	2,179	8	1,032	2,409	7,677	483
Legal fees	5	6	3	3	5	19	1
Board of trustee fees	24	28	9	16	26	85	8
Chief compliance officer fees	3	4	—	2	3	10	1
Interest expense	—	—	—	—	—	564	—
Other expenses	16	11	—	9	13	75	2
Total expenses	11,648	12,384	774	6,393	9,176	28,191	3,833
Expense waiver	—	—	—	—	(541)	(555)	—
Net expenses	11,648	12,384	774	6,393	8,635	27,636	3,833
Net investment income (loss)	20,953	29,218	497	34,023	10,626	85,720	11,373

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	61,460	55,443	1,381	4,395	19,200	69,318	8,444
Brokerage commissions recaptured	82	39	10	—	—	—	—
Purchased options	—	—	—	—	—	(3,019)	—
Written options	—	—	—	—	—	9,885	—
Foreign currency	(157)	1,991	—	—	—	(246)	—
Forward foreign currency contracts	110	(1,747)	—	—	—	(37,224)	—
Futures/futures options contracts	—	—	—	—	—	15,133	—
Swap agreements	—	—	—	—	—	81,249	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	9,508	253,499	33,004	(6,591)	170,574	69,513	808
Purchased options	—	—	—	—	—	792	—
Written options	—	—	—	—	—	(3,039)	—
Foreign currency	25	134	—	—	—	72	—
Forward foreign currency contracts	—	(3)	—	—	—	(21,201)	—
Futures/futures options contracts	—	—	—	—	—	7,575	—
Swap agreements	—	—	—	—	—	(89,318)	—
Net realized and unrealized gain (loss)	71,028	309,356	34,395	(2,196)	189,774	99,490	9,252
Change in net assets from operations	$91,981	$338,574	$34,892	$31,827	$200,400	$185,210	$20,625
(a) Affiliated income	$446	$292	$50	$153	$27	$456	$147

(b)	Period from commencement of operations September 25, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/DoubleLine Shiller Enhanced CAPE Fund	JNL/FPA + DoubleLine Flexible Allocation Fund	JNL/Franklin Templeton Global Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund
Investment income
Dividends (a)	$843	$22,608	$26,303	$1,456	$53,271	$14,204	$26,431
Foreign taxes withheld	—	(589)	(1,199)	(3,963)	(1,508)	(990)	(355)
Interest	29,652	24,030	841	115,374	69,209	—	3,582
Securities lending (a)	—	79	336	1	3,063	657	259
Total investment income	30,495	46,128	26,281	112,868	124,035	13,871	29,917

Expenses
Advisory fees	7,592	16,993	6,353	11,491	14,946	5,580	8,357
Administrative fees	1,649	3,244	1,520	2,644	2,521	950	1,219
12b-1 fees (Class A)	1,956	4,684	1,889	3,152	5,288	1,453	2,327
Legal fees	5	10	5	8	12	3	30
Board of trustee fees	24	51	24	42	61	14	30
Chief compliance officer fees	3	6	3	5	7	2	3
Dividends on securities sold short	—	611	—	—	—	—	—
Net short holdings borrowing fees	—	1,515	—	—	—	—	—
Other expenses	17	132	19	39	22	21	21
Total expenses	11,246	27,246	9,813	17,381	22,857	8,023	11,987
Expense waiver	—	(365)	—	—	—	—	(268)
Net expenses	11,246	26,881	9,813	17,381	22,857	8,023	11,719
Net investment income (loss)	19,249	19,247	16,468	95,487	101,178	5,848	18,198

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(849)	78,342	48,974	(23,302)	51,606	29,134	46,040
Securities sold short	—	(34,333)	—	—	—	—	—
Brokerage commissions recaptured	—	206	36	—	14	3	—
Written options	—	—	—	—	125	—	—
Foreign currency	—	(141)	22	5,842	21	80	1,747
Forward foreign currency contracts	—	24	23	(14,632)	—	(113)	(9,991)
Swap agreements	184,886	—	—	(7,031)	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	2,127	246,838	98,189	103,308	86,656	133,836	43,872
Investment securities sold short	—	(83,415)	—	—	—	—	—
Foreign currency	—	45	51	932	95	33	56
Forward foreign currency contracts	—	—	1	(95,508)	—	—	(4,053)
Swap agreements	(369)	—	—	(1,450)	—	—	—
Net realized and unrealized gain (loss)	185,795	207,566	147,296	(31,841)	138,517	162,973	77,671
Change in net assets from operations	$205,044	$226,813	$163,764	$63,646	$239,695	$168,821	$95,869
(a) Affiliated income	$843	$368	$778	$1,457	$4,309	$896	$872

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund	JNL/GQG Emerging Markets Equity Fund(b)	JNL/Harris Oakmark Global Equity Fund	JNL/Invesco China-India Fund	JNL/Invesco Diversified Dividend Fund(b)	JNL/Invesco Global Real Estate Fund
Investment income
Dividends (a)	$365	$11	$1,206	$8,382	$8,381	$3,583	$63,470
Foreign taxes withheld	(3)	(249)	(124)	(455)	(109)	(34)	(2,437)
Interest	34,010	20,647	—	—	—	—	—
Securities lending (a)	20	20	4	52	50	1	160
Total investment income	34,392	20,429	1,086	7,979	8,322	3,550	61,193

Expenses
Advisory fees	6,058	2,235	984	3,665	4,957	758	13,078
Administrative fees	1,129	479	164	721	878	217	2,917
12b-1 fees (Class A)	2,415	585	1	818	1,357	3	3,904
Legal fees	5	1	3	2	3	4	9
Board of trustee fees	27	7	9	32	12	11	46
Chief compliance officer fees	3	1	—	1	2	1	6
Other expenses	14	9	3	2	45	—	28
Total expenses	9,651	3,317	1,164	5,241	7,254	994	19,988
Expense waiver	(91)	(37)	—	—	(173)	—	(18)
Net expenses	9,560	3,280	1,164	5,241	7,081	994	19,970
Net investment income (loss)	24,832	17,149	(78)	2,738	1,241	2,556	41,223

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	9,068	(14,680)	(453)	36,288	49,895	(300)	19,972
Brokerage commissions recaptured	—	—	—	—	—	—	33
Purchased options	(452)	25	—	—	—	—	—
Foreign currency	233	1,020	64	4,208	(343)	6	368
Forward foreign currency contracts	(3,762)	5,513	(57)	(23)	(15)	399	(279)
Futures/futures options contracts	4,855	(188)	—	—	—	—	—
Swap agreements	(3,540)	(2,475)	—	—	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	7,775	35,929	21,314	26,966	179,117	16,017	124,463
Purchased options	45	11	—	—	—	—	—
Foreign currency	27	204	2	383	(199)	5	107
Forward foreign currency contracts	(1,478)	(1,771)	—	296	—	(479)	—
Futures/futures options contracts	(2,559)	86	—	—	—	—	—
Swap agreements	(986)	3,749	—	—	—	—	—
Net realized and unrealized gain (loss)	9,226	27,423	20,870	68,118	228,455	15,648	144,664
Change in net assets from operations	$34,058	$44,572	$20,792	$70,856	$229,696	$18,204	$185,887
(a) Affiliated income	$337	$11	$58	$200	$126	$134	$182

(b)	Period from commencement of operations September 25, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/Invesco International Growth Fund	JNL/Invesco Mid Cap Value Fund	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/Mellon Capital Consumer Staples Sector Fund(b)
Investment income
Dividends (a)	$32,910	$8,170	$12,752	$12,651	$439	$28,594	$61
Foreign taxes withheld	(1,778)	—	—	(107)	—	(3,131)	—
Interest	—	—	—	—	39,716	—	—
Securities lending (a)	280	33	270	585	7	146	—
Total investment income	31,412	8,203	13,022	13,129	40,162	25,609	61

Expenses
Advisory fees	8,267	3,931	12,867	11,050	5,009	8,100	5
Administrative fees	2,089	605	1,663	1,883	1,401	1,441	3
12b-1 fees (Class A)	2,817	1,218	3,608	3,765	2,722	1,750	7
Legal fees	7	3	8	9	7	4	—
Board of trustee fees	33	15	39	44	34	22	—
Chief compliance officer fees	4	2	5	5	4	3	—
Other expenses	27	7	17	24	16	37	—
Total expenses	13,244	5,781	18,207	16,780	9,193	11,357	15
Expense waiver	(18)	(18)	(110)	—	—	(73)	—
Net expenses	13,226	5,763	18,097	16,780	9,193	11,284	15
Net investment income (loss)	18,186	2,440	(5,075)	(3,651)	30,969	14,325	46

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(12,406)	59,593	98,399	193,367	7,951	16,793	289
Brokerage commissions recaptured	1	15	58	22	—	14	—
Foreign currency	89	14	—	—	—	(595)	—
Forward foreign currency contracts	(318)	(20)	—	—	—	176	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	280,835	(9,600)	280,529	288,302	(3,548)	208,210	273
Foreign currency	103	1	—	—	—	(1)	—
Forward foreign currency contracts	6	—	—	—	—	—	—
Net realized and unrealized gain (loss)	268,310	50,003	378,986	481,691	4,403	224,597	562
Change in net assets from operations	$286,496	$52,443	$373,911	$478,040	$35,372	$238,922	$608
(a) Affiliated income	$835	$145	$357	$533	$439	$160	$1

(b)	Period from commencement of operations September 25, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/Mellon Capital Emerging Markets Index Fund	JNL/Mellon Capital European 30 Fund	JNL/Mellon Capital Industrials Sector Fund(b)	JNL/Mellon Capital Materials Sector Fund(b)	JNL/Mellon Capital Pacific Rim 30 Fund	JNL/Mellon Capital Real Estate Sector Fund(b)	JNL/Mellon Capital S&P 500 Index Fund
Investment income
Dividends (a)	$33,484	$16,423	$88	$194	$9,807	$2,386	$143,293
Foreign taxes withheld	(3,685)	(566)	—	—	(470)	—	—
Interest	4	—	—	—	—	—	50
Securities lending (a)	173	307	—	—	185	—	600
Total investment income	29,976	16,164	88	194	9,522	2,386	143,943

Expenses
Advisory fees	4,408	1,112	11	25	746	90	13,945
Administrative fees	1,968	633	7	15	412	65	6,713
12b-1 fees (Class A)	2,936	967	13	31	629	3	15,709
Licensing fees paid to third parties	211	—	—	1	—	4	1,450
Legal fees	6	2	—	—	1	1	34
Board of trustee fees	30	9	—	—	6	3	170
Chief compliance officer fees	4	1	—	—	1	—	20
Other expenses	75	11	—	—	4	—	71
Total expenses	9,638	2,735	31	72	1,799	166	38,112
Expense waiver	(203)	—	—	—	—	(21)	(509)
Net expenses	9,435	2,735	31	72	1,799	145	37,603
Net investment income (loss)	20,541	13,429	57	122	7,723	2,241	106,340

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	43,923	2,011	86	195	19,241	1	366,361
Investments - affiliated	—	—	—	—	—	—	707
Foreign currency	(1,880)	134	—	—	(40)	—	—
Forward foreign currency contracts	198	(1)	—	—	88	—	—
Futures/futures options contracts	3,515	—	—	—	—	—	24,351
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	326,886	68,724	658	1,365	27,875	1,790	863,194
Investments - affiliated	—	—	—	—	—	—	1,521
Foreign currency	567	111	—	—	6	—	—
Forward foreign currency contracts	—	5	—	—	3	—	—
Futures/futures options contracts	958	(7)	—	—	(5)	—	1,214
Net realized and unrealized gain (loss)	374,167	70,977	744	1,560	47,168	1,791	1,257,348
Change in net assets from operations	$394,708	$84,406	$801	$1,682	$54,891	$4,032	$1,363,688
(a) Affiliated income	$363	$8	$2	$4	$4	$9	$1,912

(b)	Period from commencement of operations September 25, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL S&P 500 Index Fund(b)	JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital S&P 1500 Growth Index Fund(b)	JNL/Mellon Capital S&P 1500 Value Index Fund(b)	JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Capital International Index Fund	JNL/Mellon Capital MSCI KLD 400 Social Index Fund(c)
Investment income
Dividends (a)	$28	$42,534	$51	$47	$31,972	$67,645	$123
Foreign taxes withheld	—	—	—	—	(6)	(3,947)	—
Interest	—	12	—	—	14	6	—
Securities lending (a)	—	990	—	—	2,256	785	—
Total investment income	28	43,536	51	47	34,236	64,489	123

Expenses
Advisory fees	3	6,199	6	4	5,033	4,986	19
Administrative fees	2	2,911	5	3	2,317	3,255	10
12b-1 fees (Class A)	—	6,378	9	6	5,010	4,538	16
Licensing fees paid to third parties	—	521	1	—	370	397	3
Legal fees	—	14	—	—	11	11	—
Board of trustee fees	—	69	—	—	57	55	—
Chief compliance officer fees	—	8	—	—	7	6	—
Other expenses	—	31	—	—	32	39	—
Total expenses	5	16,131	21	13	12,837	13,287	48
Expense waiver	(2)	—	—	—	—	—	—
Net expenses	3	16,131	21	13	12,837	13,287	48
Net investment income (loss)	25	27,405	30	34	21,399	51,202	75

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	7	159,387	385	258	246,819	107,928	254
Investments - affiliated	—	—	—	1	—	1,975	3
Foreign currency	—	—	—	—	—	(344)	—
Forward foreign currency contracts	—	—	—	—	—	1,614	—
Futures/futures options contracts	—	3,763	—	—	1,483	6,029	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	347	233,910	372	193	3,558	311,369	838
Investments - affiliated	—	—	—	1	—	308	2
Foreign currency	—	—	—	—	—	298	—
Forward foreign currency contracts	—	—	—	—	—	1,244	—
Futures/futures options contracts	—	436	—	—	544	(832)	—
Net realized and unrealized gain (loss)	354	397,496	757	453	252,404	429,589	1,097
Change in net assets from operations	$379	$424,901	$787	$487	$273,803	$480,791	$1,172
(a) Affiliated income	$—	$1,230	$2	$1	$2,393	$1,247	$2

(b)	Period from commencement of operations September 25, 2017.
(c)	Period from commencement of operations April 24, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Utilities Sector Fund	JNL/MFS Mid Cap Value Fund	JNL Multi-Manager Alternative Fund	JNL Multi-Manager Mid Cap Fund	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund
Investment income
Dividends (a)	$593	$2,648	$15,164	$8,270	$11,866	$7,523	$16,301
Foreign taxes withheld	—	—	(35)	(339)	(46)	(5)	(11)
Interest	27,949	—	—	12,517	—	—	—
Securities lending (a)	76	3	83	60	112	1,243	967
Total investment income	28,618	2,651	15,212	20,508	11,932	8,761	17,257

Expenses
Advisory fees	2,807	240	5,805	12,904	6,342	9,489	8,575
Administrative fees	1,167	120	875	1,854	1,339	1,481	1,152
12b-1 fees (Class A)	2,389	181	1,893	1,290	1,300	3,037	2,176
Licensing fees paid to third parties	—	7	—	—	—	—	—
Legal fees	6	—	4	5	4	7	6
Board of trustee fees	28	2	21	21	21	35	29
Chief compliance officer fees	3	—	3	3	3	4	3
Dividends on securities sold short	—	—	—	1,673	—	—	—
Net short holdings borrowing fees	—	—	—	1,173	—	—	—
Other expenses	12	2	10	66	8	14	13
Total expenses	6,412	552	8,611	18,989	9,017	14,067	11,954
Expense waiver	—	—	(206)	(1,019)	—	—	—
Net expenses	6,412	552	8,405	17,970	9,017	14,067	11,954
Net investment income (loss)	22,206	2,099	6,807	2,538	2,915	(5,306)	5,303

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	1,523	1,055	100,440	59,417	49,944	201,857	144,132
Securities sold short	—	—	—	(20,488)	—	—	—
Brokerage commissions recaptured	—	—	71	9	39	19	164
Purchased options	—	—	—	(3,669)	—	—	—
Written options	—	—	—	5,081	—	—	—
Foreign currency	—	—	45	730	—	—	2
Forward foreign currency contracts	—	—	(21)	(3,060)	—	—	—
Futures/futures options contracts	—	—	—	3,749	—	—	—
Swap agreements	—	—	—	(10,963)	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	10,921	5,189	3,202	36,556	81,615	158,150	(25,888)
Investment securities sold short	—	—	—	(6,441)	—	—	—
Purchased options	—	—	—	(15)	—	—	—
Written options	—	—	—	(252)	—	—	—
Foreign currency	—	—	1	54	—	—	(2)
Forward foreign currency contracts	—	—	—	(3,752)	—	—	—
Futures/futures options contracts	—	—	—	1,013	—	—	—
Swap agreements	—	—	—	(1,389)	—	—	—
Net realized and unrealized gain (loss)	12,444	6,244	103,738	56,580	131,598	360,026	118,408
Change in net assets from operations	$34,650	$8,343	$110,545	$59,118	$134,513	$354,720	$123,711
(a) Affiliated income	$669	$4	$110	$1,448	$223	$1,528	$1,138

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/Neuberger Berman Strategic Income Fund	JNL/Oppenheimer Emerging Markets Innovator Fund	JNL/Oppenheimer Global Growth Fund	JNL/PIMCO Income Fund(b)	JNL/PIMCO Real Return Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund
Investment income
Dividends (a)	$3,171	$5,745	$33,220	$—	$38	$452	$6,618
Foreign taxes withheld	—	(460)	(1,616)	—	—	—	—
Interest	20,437	—	—	4,431	60,448	66,933	134,897
Securities lending (a)	293	698	386	—	8	—	1,681
Total investment income	23,901	5,983	31,990	4,431	60,494	67,385	143,196

Expenses
Advisory fees	3,660	4,286	12,915	721	9,472	8,538	9,718
Administrative fees	981	602	3,343	216	2,065	2,281	2,388
12b-1 fees (Class A)	1,465	564	4,588	56	3,945	3,400	4,889
Legal fees	3	2	10	3	9	15	14
Board of trustee fees	15	9	52	9	49	36	51
Chief compliance officer fees	2	1	6	1	6	4	7
Interest expense	—	—	—	21	7,852	—	—
Other expenses	10	30	38	3	34	296	32
Total expenses	6,136	5,494	20,952	1,030	23,432	14,570	17,099
Expense waiver	—	—	(219)	—	(80)	(73)	—
Net expenses	6,136	5,494	20,733	1,030	23,352	14,497	17,099
Net investment income (loss)	17,765	489	11,257	3,401	37,142	52,888	126,097

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	5,001	33,895	96,469	(1,191)	14,420	(6,011)	41,865
Purchased options	—	—	—	—	197	—	—
Written options	—	—	—	—	2,686	—	—
Foreign currency	456	(317)	(130)	687	(416)	(1)	—
Forward foreign currency contracts	(208)	(29)	115	93	(8,309)	—	—
Futures/futures options contracts	(2,064)	—	—	656	(2,978)	(373)	(2,535)
Swap agreements	403	—	—	890	(3,942)	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	20,444	99,639	564,133	(779)	26,421	(2,257)	7,440
Purchased options	—	—	—	—	(3,040)	—	—
Written options	—	—	—	—	1,442	—	—
Foreign currency	19	(41)	128	(37)	32	—	—
Forward foreign currency contracts	—	(7)	6	(2,154)	(7,538)	—	—
Futures/futures options contracts	(93)	—	—	(331)	(219)	88	372
Swap agreements	103	—	—	2,323	5,362	—	—
Net realized and unrealized gain (loss)	24,061	133,140	660,721	157	24,118	(8,554)	47,142
Change in net assets from operations	$41,826	$133,629	$671,978	$3,558	$61,260	$44,334	$173,239
(a) Affiliated income	$134	$132	$499	$—	$8	$452	$528

(b)	Period from commencement of operations September 25, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Total Return Fund	JNL/PPM America Value Equity Fund	JNL/S&P Competitive Advantage Fund	JNL/S&P Dividend Income & Growth Fund	JNL/S&P International 5 Fund
Investment income
Dividends (a)	$12,509	$12,336	$307	$5,345	$48,042	$205,540	$2,317
Foreign taxes withheld	—	(49)	—	—	—	—	(145)
Interest	—	—	38,178	—	—	—	—
Securities lending (a)	347	507	94	90	513	1,635	40
Total investment income	12,856	12,794	38,579	5,435	48,555	207,175	2,212

Expenses
Advisory fees	5,010	5,500	5,740	1,196	9,461	18,285	285
Administrative fees	727	811	1,239	229	2,845	5,329	99
12b-1 fees (Class A)	1,587	1,831	2,034	515	4,959	11,109	142
Legal fees	4	4	6	1	14	27	—
Board of trustee fees	18	19	30	6	71	138	2
Chief compliance officer fees	2	2	3	1	8	16	—
Other expenses	19	15	21	6	46	104	5
Total expenses	7,367	8,182	9,073	1,954	17,404	35,008	533
Expense waiver	(434)	(468)	—	—	—	—	—
Net expenses	6,933	7,714	9,073	1,954	17,404	35,008	533
Net investment income (loss)	5,923	5,080	29,506	3,481	31,151	172,167	1,679

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	65,693	97,990	7,272	15,883	108,100	408,283	12,369
Brokerage commissions recaptured	18	31	—	6	—	—	—
Foreign currency	—	—	(143)	—	—	—	262
Forward foreign currency contracts	—	—	—	—	—	—	(21)
Futures/futures options contracts	—	—	435	—	280	116	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	7,823	20,890	13,879	11,362	365,713	36,354	2,148
Foreign currency	—	—	180	—	—	—	19
Futures/futures options contracts	—	—	1,504	—	(28)	198	—
Net realized and unrealized gain (loss)	73,534	118,911	23,127	27,251	474,065	444,951	14,777
Change in net assets from operations	$79,457	$123,991	$52,633	$30,732	$505,216	$617,118	$16,456
(a) Affiliated income	$16	$34	$202	$5	$535	$1,671	$41

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/S&P Intrinsic Value Fund	JNL/S&P Mid 3 Fund	JNL/S&P Total Yield Fund	JNL/Scout Unconstrained Bond Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund
Investment income
Dividends (a)	$66,471	$6,147	$59,633	$792	$71,532	$35,884	$123
Foreign taxes withheld	—	—	—	—	(102)	(177)	—
Interest (Amortization)	—	—	—	15,485	(199)	—	33,301
Securities lending (a)	368	350	365	147	3,511	1,231	20
Total investment income	66,839	6,497	59,998	16,424	74,742	36,938	33,444

Expenses
Advisory fees	8,735	1,405	7,781	6,487	40,665	31,584	6,101
Administrative fees	2,620	305	2,324	1,556	7,350	4,538	1,606
12b-1 fees (Class A)	4,454	686	3,807	1,675	15,372	10,325	3,147
Legal fees	13	2	11	5	36	22	8
Board of trustee fees	64	7	58	28	183	114	39
Chief compliance officer fees	8	1	7	3	22	13	5
Other expenses	50	6	39	13	86	45	18
Total expenses	15,944	2,412	14,027	9,767	63,714	46,641	10,924
Expense waiver	—	—	—	—	—	(107)	—
Net expenses	15,944	2,412	14,027	9,767	63,714	46,534	10,924
Net investment income (loss)	50,895	4,085	45,971	6,657	11,028	(9,596)	22,520

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	97,023	29,562	103,147	6,476	1,090,975	414,578	705
Brokerage commissions recaptured	—	—	—	—	54	50	—
Purchased options	—	—	—	—	—	—	(8)
Written options	—	—	—	—	—	—	1
Foreign currency	—	—	—	(207)	35	3	1
Forward foreign currency contracts	—	—	—	1,536	4	4	—
Futures/futures options contracts	146	(2)	84	100	—	—	(2,063)
Swap agreements	—	—	—	982	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	304,553	185	94,887	2,853	1,089,497	601,211	(2,510)
Foreign currency	—	—	—	—	21	—	—
Forward foreign currency contracts	—	—	—	(7)	—	—	(14)
Futures/futures options contracts	101	3	80	2,241	—	—	(470)
Net realized and unrealized gain (loss)	401,823	29,748	198,198	13,974	2,180,586	1,015,846	(4,358)
Change in net assets from operations	$452,718	$33,833	$244,169	$20,631	$2,191,614	$1,006,250	$18,162
(a) Affiliated income	$380	$353	$386	$939	$1,168	$2,607	$123

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/T. Rowe Price Value Fund	JNL/Vanguard Growth Allocation Fund(b)	JNL/Vanguard Moderate Allocation Fund(b)	JNL/Vanguard Moderate Growth Allocation Fund(b)	JNL/Westchester Capital Event Driven Fund	JNL/WMC Balanced Fund	JNL/WMC Government Money Market Fund
Investment income
Dividends (a)	$102,325	$226	$186	$272	$3,951	$119,824	$—
Foreign taxes withheld	(1,020)	—	—	—	(86)	(868)	—
Interest	2,767	—	—	—	2,461	60,102	12,157
Securities lending (a)	172	—	—	—	—	639	—
Total investment income	104,244	226	186	272	6,326	179,697	12,157

Expenses
Advisory fees	26,784	10	8	12	3,444	28,323	3,211
Administrative fees	4,498	7	6	9	441	6,713	1,357
12b-1 fees (Class A)	8,274	15	12	19	491	16,191	3,008
Legal fees	22	—	—	—	2	33	7
Board of trustee fees	112	—	—	—	9	169	35
Chief compliance officer fees	13	—	—	—	1	20	4
Dividends on securities sold short	—	—	—	—	719	—	—
Net short holdings borrowing fees	—	—	—	—	385	—	—
Other expenses	48	—	—	—	8	70	17
Total expenses	39,751	32	26	40	5,500	51,519	7,639
Expense waiver	(568)	(2)	(2)	(3)	—	—	—
Recovery of previously reimbursed
expenses	—	—	—	—	—	—	2,903
Net expenses	39,183	30	24	37	5,500	51,519	10,542
Net investment income (loss)	65,061	196	162	235	826	128,178	1,615

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	482,633	42	19	30	20,089	321,505	(1)
Securities sold short	—	—	—	—	(15,039)	—	—
Brokerage commissions recaptured	119	—	—	—	—	18	—
Purchased options	—	—	—	—	(10,105)	—	—
Written options	—	—	—	—	15,541	—	—
Foreign currency	(92)	—	—	—	51	30	—
Forward foreign currency contracts	87	—	—	—	(1,629)	(2)	—
Futures/futures options contracts	—	—	—	—	—	(1,061)	—
Swap agreements	—	—	—	—	17,075	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	252,198	630	188	569	(10,897)	391,934	—
Investment securities sold short	—	—	—	—	3,680	—	—
Purchased options	—	—	—	—	(112)	—	—
Written options	—	—	—	—	1,493	—	—
Foreign currency	7	—	—	—	4	11	—
Forward foreign currency contracts	—	—	—	—	(795)	—	—
Futures/futures options contracts	—	—	—	—	—	1,261	—
Swap agreements	—	—	—	—	(2,047)	—	—
Net realized and unrealized gain (loss)	734,952	672	207	599	17,309	713,696	(1)
Change in net assets from operations	$800,013	$868	$369	$834	$18,135	$841,874	$1,614
(a) Affiliated income	$244	$3	$2	$4	$90	$4,092	$—

(b)	Period from commencement of operations September 25, 2017.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

JNL/WMC Value Fund
Investment income
Dividends (a)	$41,739
Foreign taxes withheld	(121)
Securities lending (a)	151
Total investment income	41,769

Expenses
Advisory fees	7,594
Administrative fees	1,692
12b-1 fees (Class A)	3,114
Legal fees	8
Board of trustee fees	42
Chief compliance officer fees	5
Other expenses	19
Total expenses	12,474
Net investment income (loss)	29,295

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	178,232
Brokerage commissions recaptured	2
Foreign currency	12
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	28,672
Foreign currency	41
Net realized and unrealized gain (loss)	206,959
Change in net assets from operations	$236,254
(a) Affiliated income	$308

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Cash Flows (in thousands)

For the Year Ended December 31, 2017

	JNL/AQR Large Cap Relaxed Constraint Equity Fund		JNL/PIMCO Real Return Fund
Cash flows used in operating activities
Net increase in net assets from operations	$96,536		$61,260
Adjustments to reconcile net increase in net assets from operations to net cash flow used in operating activities:
Purchase of long-term investments	(947,958)		(4,184,216)
Proceeds from sales and maturities of long-term investments	694,008		3,408,511
Net (purchases) sales of short-term investments	(6,646)		61,380
Proceeds from securities sold short/forward sales commitments	293,989		897,005
Purchases to cover securities sold short/forward sales commitments	(234,049)		(911,495)
Proceeds from return of capital distributions	147		-
Increase in receivable for investment securities sold	(16,814)		(239,845)
Increase in payable for investment securities purchased	13,162		336,974
Increase in receivable for dividends and interest	(425)		(2,575)
Decrease in payable for dividends on securities sold short	(92)		-
Increase (decrease) in payable for interest expense and brokerage charges	48		(736)
Increase (decrease) in payable for expenses	183		(16)
Increase in receivable for deposits with brokers and counterparties	(316)		(2,374)
Decrease in payable for deposits from counterparties	-		(7,427)
Net amortization	-		2,682
Net inflation compensation	-		(30,522)
Net decrease in OTC swap agreements	-		(2,665)
Net increase (decrease) in variation margin on futures/futures option contracts and swap agreements	618		(1,500)
Loss from currency transactions	-		(8,693)
Change in unrealized (appreciation) depreciation on investments, purchased options, written options, foreign currency, forward foreign currency contracts, futures/futures options contracts and swap agreements	(48,787)		(22,460)
Net realized (gain) loss on investments, purchased options, written options, foreign currency, forward foreign currency contracts, futures/futures options contracts and swap agreements	(44,829)		(1,658)
Net cash flow used in operating activities	(201,225)		(648,370)
Cash flows provided by financing activities
Net subscriptions from capital share transactions	201,386		247,219
Decrease in payable for reverse repurchase agreements	-		(213,994)
Net borrowing from secured financing transactions	-		(85)
Net fees from secured borrowing transactions	-		858
Decrease in receivable for treasury roll transactions	-		205,036
Increase in payable for treasury roll transactions	-		413,245
Net cash collateral proceeds from securities lending activity	10,630		-
Net cash flow provided by financing activities	212,016		652,279
Net increase in cash	10,791		3,909
Cash at beginning of year	71		8,769
Cash at end of year	$10,862	(a)	$12,678

Supplemental disclosure of operating activities:
Short holding borrowing fees during the year	$1,136		$-
Interest expense during the year	-		7,852
Supplemental disclosure of non-cash financing activities:
Reinvestment of distributions during the year	$2,813		$-

(a) Amount includes $10,630 of cash collateral segregated for short sales.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/AB Dynamic Asset Allocation Fund(a)(b)	JNL/AQR Large Cap Relaxed Constraint Equity Fund(c)	JNL/AQR Managed Futures Strategy Fund(a)(c)	JNL/BlackRock Global Allocation Fund(a)(c)	JNL/BlackRock Global Natural Resources Fund(c)	JNL/BlackRock Large Cap Select Growth Fund(c)	JNL/Boston Partners Global Long Short Equity Fund(b)
Operations
Net investment income (loss)	$349	$2,914	$(2,878)	$38,583	$8,924	$(1,274)	$(1,808)
Net realized gain (loss)	566	44,835	(16,437)	134,728	(89,864)	278,251	27,189
Net change in unrealized appreciation
(depreciation)	4,402	48,787	3,073	327,117	46,350	548,843	24,204
Change in net assets from operations	5,317	96,536	(16,242)	500,428	(34,590)	825,820	49,585
Distributions to shareholders
From net investment income
Class A	(807)	(2,812)	—	(61,063)	(7,811)	—	—
Class I	—	(1)	—	(5)	(7)	—	—
From net realized gains
Class A	—	—	—	—	—	(48,883)	—
Class I	—	—	—	—	—	(26)	—
Total distributions to shareholders	(807)	(2,813)	—	(61,068)	(7,818)	(48,909)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	6,625	280,352	50,462	453,657	155,237	545,748	105,812
Class I(d)	1	244,062	277,219	365	1,637	1,110,624	593,816
Reinvestment of distributions
Class A	807	2,812	—	61,062	7,811	48,883	—
Class I	—	1	—	5	7	26	—
Cost of shares redeemed
Class A(d)	(8,913)	(297,805)	(552,111)	(629,399)	(262,123)	(1,762,096)	(806,320)
Class I	—	(25,319)	(30,272)	(158)	(497)	(149,069)	(31,087)
Change in net assets from
share transactions	(1,480)	204,103	(254,702)	(114,468)	(97,928)	(205,884)	(137,779)
Change in net assets	3,030	297,826	(270,944)	324,892	(140,336)	571,027	(88,194)
Net assets beginning of year	35,580	348,152	685,359	3,711,100	1,007,071	2,509,148	710,297
Net assets end of year	$38,610	$645,978	$414,415	$4,035,992	$866,735	$3,080,175	$622,103
Undistributed (excess of distributions
over) net investment income (loss)	$383	$2,881	$(75,609)	$3,140	$9,232	$2,133	$(1,361)

[1]Share transactions
Shares sold
Class A	596	23,911	6,117	37,519	18,632	16,816	9,955
Class I(d)	—	20,114	34,256	29	201	31,645	55,480
Reinvestment of distributions
Class A	72	236	—	4,956	974	1,441	—
Class I	—	—	—	1	1	1	—
Shares redeemed
Class A(d)	(817)	(25,243)	(68,209)	(52,353)	(31,329)	(52,841)	(75,600)
Class I	—	(2,008)	(3,677)	(13)	(59)	(4,075)	(2,850)
Change in shares
Class A	(149)	(1,096)	(62,092)	(9,878)	(11,723)	(34,584)	(65,645)
Class I	—	18,106	30,579	17	143	27,571	52,630
Purchases and sales of long term
investments
Purchase of securities	$10,930	$947,958	$—	$1,466,240	$878,059	$1,419,955	$553,956
Purchase of U.S. government securities	—	—	—	2,722,654	—	—	—
Total purchases	$10,930	$947,958	$—	$4,188,894	$878,059	$1,419,955	$553,956
Proceeds from sales of securities	$10,725	$694,008	$—	$1,780,195	$938,496	$1,665,930	$708,513
Proceeds from sales of U.S. government
securities	—	—	—	2,400,104	—	—	—
Total proceeds from sales	$10,725	$694,008	$—	$4,180,299	$938,496	$1,665,930	$708,513
Securities sold short covers	$—	$234,049	$—	$58,057	$—	$—	$427,270
Securities sold short proceeds	$18	$293,989	$—	$29,647	$—	$—	$400,619

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Effective September 25, 2017, Class I shares were offered by the Fund.
(c)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(d)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Brookfield Global Infrastructure and MLP Fund(a)	JNL/Causeway International Value Select Fund(a)	JNL/ClearBridge Large Cap Growth Fund(b)	JNL/Crescent High Income Fund(c)	JNL/DFA U.S. Core Equity Fund(a)	JNL/DoubleLine Core Fixed Income Fund(a)	JNL/DoubleLine Emerging Markets Fixed Income Fund(c)
Operations
Net investment income (loss)	$20,953	$29,218	$497	$34,023	$10,626	$85,720	$11,373
Net realized gain (loss)	61,495	55,726	1,391	4,395	19,200	135,096	8,444
Net change in unrealized appreciation
(depreciation)	9,533	253,630	33,004	(6,591)	170,574	(35,606)	808
Change in net assets from operations	91,981	338,574	34,892	31,827	200,400	185,210	20,625
Distributions to shareholders
From net investment income
Class A	(18,713)	(17,411)	—	(14,249)	(9,726)	(11,773)	(3,271)
Class I	(7)	(8)	—	—	(4)	(98)	—
From net realized gains
Class A	—	—	—	(3,036)	(20,378)	—	(3,437)
Class I	—	—	—	—	(7)	—	—
Total distributions to shareholders	(18,720)	(17,419)	—	(17,285)	(30,115)	(11,871)	(6,708)
Share transactions[1]
Proceeds from the sale of shares
Class A	302,654	1,029,320	23,303	222,733	283,857	550,455	426,537
Class I(d)	67,574	1,290,000	409,685	690,728	67,492	252,666	547,850
Reinvestment of distributions
Class A	18,713	17,411	—	17,285	30,104	11,773	6,708
Class I	7	8	—	—	11	98	—
Cost of shares redeemed
Class A(d)	(338,277)	(1,537,077)	(1,334)	(810,862)	(304,548)	(1,272,343)	(571,924)
Class I	(6,262)	(50,155)	(6,158)	(66,301)	(4,704)	(21,887)	(15,936)
Change in net assets from
share transactions	44,409	749,507	425,496	53,583	72,212	(479,238)	393,235
Change in net assets	117,670	1,070,662	460,388	68,125	242,497	(305,899)	407,152
Net assets beginning of year	900,575	785,839	—	624,884	948,239	3,750,996	136,446
Net assets end of year	$1,018,245	$1,856,501	$460,388	$693,009	$1,190,736	$3,445,097	$543,598
Undistributed (excess of distributions
over) net investment income (loss)	$29,343	$29,964	$—	$34,011	$10,883	$37,292	$11,382

[1]Share transactions
Shares sold
Class A	21,913	67,666	2,213	20,582	22,621	43,308	38,880
Class I(d)	4,779	77,311	40,931	64,187	5,022	18,222	49,218
Reinvestment of distributions
Class A	1,315	1,076	—	1,606	2,376	913	603
Class I	1	1	—	—	1	7	—
Shares redeemed
Class A(d)	(24,300)	(95,206)	(127)	(75,297)	(23,991)	(100,328)	(51,431)
Class I	(455)	(2,925)	(589)	(6,146)	(334)	(1,582)	(1,432)
Change in shares
Class A	(1,072)	(26,464)	2,086	(53,109)	1,006	(56,107)	(11,948)
Class I	4,325	74,387	40,342	58,041	4,689	16,647	47,786
Purchases and sales of long term
investments
Purchase of securities	$994,709	$1,193,002	$436,980	$622,882	$129,543	$1,993,605	$765,658
Purchase of U.S. government securities	—	—	—	—	—	19,984,744	—
Total purchases	$994,709	$1,193,002	$436,980	$622,882	$129,543	$21,978,349	$765,658
Proceeds from sales of securities	$959,477	$465,027	$23,513	$569,912	$78,294	$2,019,624	$371,439
Proceeds from sales of U.S. government
securities	—	—	—	—	—	22,008,417	—
Total proceeds from sales	$959,477	$465,027	$23,513	$569,912	$78,294	$24,028,041	$371,439
Securities sold short covers	$—	$—	$—	$2,350	$—	$442,325	$—
Securities sold short proceeds	$—	$—	$—	$2,360	$—	$446,352	$—

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Period from commencement of operations September 25, 2017.
(c)	Effective September 25, 2017, Class I shares were offered by the Fund.
(d)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/DoubleLine Shiller Enhanced CAPE Fund(a)	JNL/FPA + DoubleLine Flexible Allocation Fund(b)	JNL/Franklin Templeton Global Fund(b)	JNL/Franklin Templeton Global Multisector Bond Fund(b)	JNL/Franklin Templeton Income Fund(b)	JNL/Franklin Templeton International Small Cap Growth Fund(b)	JNL/Franklin Templeton Mutual Shares Fund(b)
Operations
Net investment income (loss)	$19,249	$19,247	$16,468	$95,487	$101,178	$5,848	$18,198
Net realized gain (loss)	184,037	44,098	49,055	(39,123)	51,766	29,104	37,796
Net change in unrealized appreciation
(depreciation)	1,758	163,468	98,241	7,282	86,751	133,869	39,875
Change in net assets from operations	205,044	226,813	163,764	63,646	239,695	168,821	95,869
Distributions to shareholders
From net investment income
Class A	—	(20,834)	(16,678)	—	(94,785)	(6,876)	(36,141)
Class I	—	(7)	(9)	—	(24)	(5)	(19)
From net realized gains
Class A	(54,851)	(19,884)	—	—	—	(1,800)	(20,244)
Class I	—	(6)	—	—	—	(1)	(11)
Total distributions to shareholders	(54,851)	(40,731)	(16,687)	—	(94,809)	(8,682)	(56,415)
Share transactions[1]
Proceeds from the sale of shares
Class A	697,217	456,749	145,473	293,844	300,362	205,036	123,333
Class I(c)	718,622	245,737	507,072	1,021,084	505,290	404	524,805
Reinvestment of distributions
Class A	54,851	40,718	16,678	—	94,785	8,676	56,385
Class I	—	13	9	—	24	6	30
Cost of shares redeemed
Class A(c)	(995,318)	(739,661)	(692,832)	(1,374,280)	(945,306)	(126,620)	(692,243)
Class I	(31,242)	(7,094)	(29,299)	(15,312)	(22,909)	(159)	(22,096)
Change in net assets from
share transactions	444,130	(3,538)	(52,899)	(74,664)	(67,754)	87,343	(9,786)
Change in net assets	594,323	182,544	94,178	(11,018)	77,132	247,482	29,668
Net assets beginning of year	810,413	2,008,892	953,581	1,724,927	2,469,596	499,181	1,191,059
Net assets end of year	$1,404,736	$2,191,436	$1,047,759	$1,713,909	$2,546,728	$746,663	$1,220,727
Undistributed (excess of distributions
over) net investment income (loss)	$15,196	$20,685	$19,864	$15,310	$100,645	$5,248	$10,036

[1]Share transactions
Shares sold
Class A	48,541	37,597	13,275	27,359	25,531	19,593	10,546
Class I(c)	50,949	19,953	44,506	92,889	44,906	38	45,709
Reinvestment of distributions
Class A	3,860	3,332	1,473	—	8,067	780	4,959
Class I	—	1	1	—	2	—	2
Shares redeemed
Class A(c)	(70,350)	(60,235)	(61,609)	(126,252)	(80,318)	(12,156)	(60,432)
Class I	(2,142)	(564)	(2,546)	(1,403)	(2,019)	(15)	(1,908)
Change in shares
Class A	(17,949)	(19,306)	(46,861)	(98,893)	(46,720)	8,217	(44,927)
Class I	48,807	19,390	41,961	91,486	42,889	23	43,803
Purchases and sales of long term
investments
Purchase of securities	$797,265	$926,852	$265,879	$635,358	$561,349	$209,843	$206,904
Purchase of U.S. government securities	445,200	208,420	—	—	2,575	—	—
Total purchases	$1,242,465	$1,135,272	$265,879	$635,358	$563,924	$209,843	$206,904
Proceeds from sales of securities	$425,842	$1,067,751	$310,107	$834,572	$640,162	$153,880	$246,367
Proceeds from sales of U.S. government
securities	388,153	135,479	—	—	—	—	—
Total proceeds from sales	$813,995	$1,203,230	$310,107	$834,572	$640,162	$153,880	$246,367
Securities sold short covers	$—	$90,653	$—	$—	$—	$—	$—
Securities sold short proceeds	$—	$67,429	$—	$—	$124	$—	$—

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Goldman Sachs Core Plus Bond Fund(a)	JNL/Goldman Sachs Emerging Markets Debt Fund(a)	JNL/GQG Emerging Markets Equity Fund(b)	JNL/Harris Oakmark Global Equity Fund(c)	JNL/Invesco China-India Fund(a)	JNL/Invesco Diversified Dividend Fund(b)	JNL/Invesco Global Real Estate Fund(a)
Operations
Net investment income (loss)	$24,832	$17,149	$(78)	$2,738	$1,241	$2,556	$41,223
Net realized gain (loss)	6,402	(10,785)	(446)	40,473	49,537	105	20,094
Net change in unrealized appreciation
(depreciation)	2,824	38,208	21,316	27,645	178,918	15,543	124,570
Change in net assets from operations	34,058	44,572	20,792	70,856	229,696	18,204	185,887
Distributions to shareholders
From net investment income
Class A	(22,652)	—	—	(1,294)	(1,797)	—	(62,400)
Class I	(10)	—	—	—	(2)	—	(28)
From net realized gains
Class A	—	—	—	—	—	—	(40,398)
Class I	—	—	—	—	—	—	(17)
Total distributions to shareholders	(22,662)	—	—	(1,294)	(1,799)	—	(102,843)
Share transactions[1]
Proceeds from the sale of shares
Class A	180,964	32,452	3,039	610,425	311,097	10,530	478,356
Class I(d)	156,652	170,687	412,983	563,051	296	548,726	599,401
Proceeds in connection with acquisition
Class A	—	—	—	506,152	—	—	—
Class I	—	—	—	514	—	—	—
Reinvestment of distributions
Class A	22,652	—	—	1,294	1,797	—	102,798
Class I	10	—	—	—	2	—	45
Cost of shares redeemed
Class A(d)	(401,208)	(222,621)	(89)	(671,331)	(199,010)	(553)	(1,087,112)
Class I	(1,774)	(1,114)	(19,828)	(23,181)	(236)	(19,559)	(23,452)
Change in net assets from
share transactions	(42,704)	(20,596)	396,105	986,924	113,946	539,144	70,036
Change in net assets	(31,308)	23,976	416,897	1,056,486	341,843	557,348	153,080
Net assets beginning of year	1,146,010	303,406	—	64,916	406,429	—	1,822,169
Net assets end of year	$1,114,702	$327,382	$416,897	$1,121,402	$748,272	$557,348	$1,975,249
Undistributed (excess of distributions
over) net investment income (loss)	$21,945	$(4,820)	$(1)	$10,356	$1,133	$2,964	$38,514

[1]Share transactions
Shares sold
Class A	15,418	2,963	299	54,531	34,374	1,035	48,232
Class I(d)	13,159	14,590	41,266	47,440	35	54,833	61,739
Shares issued in connection with acquisition
Class A	—	—	—	42,703	—	—	—
Class I	—	—	—	43	—	—	—
Reinvestment of distributions
Class A	1,936	—	—	110	178	—	10,653
Class I	1	—	—	—	—	—	5
Shares redeemed
Class A(d)	(34,230)	(19,545)	(9)	(56,855)	(22,131)	(54)	(112,239)
Class I	(150)	(97)	(1,924)	(1,874)	(28)	(1,926)	(2,371)
Change in shares
Class A	(16,876)	(16,582)	290	40,489	12,421	981	(53,354)
Class I	13,010	14,493	39,342	45,609	7	52,907	59,373
Purchases and sales of long term
investments
Purchase of securities	$387,068	$240,029	$513,760	$1,152,789	$364,517	$516,170	$1,068,331
Purchase of U.S. government securities	1,743,487 (e)	52,494	—	—	—	—	—
Total purchases	$2,130,555	$292,523	$513,760	$1,152,789	$364,517	$516,170	$1,068,331
Proceeds from sales of securities	$346,414	$247,436	$122,040	$221,795	$279,310	$16,463	$1,053,727
Proceeds from sales of U.S. government
securities	1,832,208 (e)	61,495	—	—	—	—	—
Total proceeds from sales	$2,178,622	$308,931	$122,040	$221,795	$279,310	$16,463	$1,053,727
Securities sold short covers	$432,944	$—	$—	$—	$—	$—	$—
Securities sold short proceeds	$417,551	$—	$—	$—	$—	$—	$—

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Period from commencement of operations September 25, 2017.
(c)	Effective September 25, 2017, Class I shares were offered by the Fund.
(d)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

(e)	Amounts exclude $1,404,422 and $1,406,614 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Invesco International Growth Fund(a)	JNL/Invesco Mid Cap Value Fund(a)	JNL/Invesco Small Cap Growth Fund(a)	JNL/JPMorgan MidCap Growth Fund(a)	JNL/JPMorgan U.S. Government & Quality Bond Fund(a)	JNL/Lazard Emerging Markets Fund(a)	JNL/Mellon Capital Consumer Staples Sector Fund(b)
Operations
Net investment income (loss)	$18,186	$2,440	$(5,075)	$(3,651)	$30,969	$14,325	$46
Net realized gain (loss)	(12,634)	59,602	98,457	193,389	7,951	16,388	289
Net change in unrealized appreciation
(depreciation)	280,944	(9,599)	280,529	288,302	(3,548)	208,209	273
Change in net assets from operations	286,496	52,443	373,911	478,040	35,372	238,922	608
Distributions to shareholders
From net investment income
Class A	(20,089)	(7,721)	—	—	(36,026)	(12,644)	—
Class I	(11)	(3)	—	—	(20)	(7)	—
From net realized gains
Class A	(5,535)	—	(46,149)	(31,330)	—	—	—
Class I	(3)	—	(22)	(5)	—	—	—
Total distributions to shareholders	(25,638)	(7,724)	(46,171)	(31,335)	(36,046)	(12,651)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	251,102	114,627	523,276	524,169	206,999	215,487	13,287
Class I(c)	426,638	223,446	240,080	744,859	525,190	535,524	45
Reinvestment of distributions
Class A	25,624	7,721	46,149	31,330	36,026	12,644	—
Class I	14	3	22	5	20	7	—
Cost of shares redeemed
Class A(c)	(704,709)	(386,658)	(731,537)	(1,042,928)	(896,148)	(824,032)	(6,130)
Class I	(12,554)	(95,320)	(23,541)	(172,396)	(4,316)	(27,463)	—
Change in net assets from
share transactions	(13,885)	(136,181)	54,449	85,039	(132,229)	(87,833)	7,202
Change in net assets	246,973	(91,462)	382,189	531,744	(132,903)	138,438	7,810
Net assets beginning of year	1,251,549	630,395	1,535,007	1,561,508	1,496,834	877,347	—
Net assets end of year	$1,498,522	$538,933	$1,917,196	$2,093,252	$1,363,931	$1,015,785	$7,810
Undistributed (excess of distributions
over) net investment income (loss)	$14,848	$48	$931	$139	$32,893	$13,845	$—

[1]Share transactions
Shares sold
Class A	19,232	7,016	23,245	16,855	15,612	20,450	1,311
Class I(c)	29,686	13,647	10,036	22,465	38,196	48,975	4
Reinvestment of distributions
Class A	1,872	483	2,013	970	2,748	1,154	—
Class I	1	—	1	—	1	1	—
Shares redeemed
Class A(c)	(52,660)	(23,916)	(32,665)	(32,672)	(68,163)	(76,937)	(580)
Class I	(864)	(5,649)	(946)	(5,043)	(300)	(2,474)	—
Change in shares
Class A	(31,556)	(16,417)	(7,407)	(14,847)	(49,803)	(55,333)	731
Class I	28,823	7,998	9,091	17,422	37,897	46,502	4
Purchases and sales of long term
investments
Purchase of securities	$426,685	$303,373	$451,020	$1,018,755	$25,039	$119,384	$12,863
Purchase of U.S. government securities	—	—	—	—	101,942	—	—
Total purchases	$426,685	$303,373	$451,020	$1,018,755	$126,981	$119,384	$12,863
Proceeds from sales of securities	$482,488	$432,177	$446,004	$998,357	$25,637	$183,746	$5,764
Proceeds from sales of U.S. government
securities	—	—	—	—	276,984	—	—
Total proceeds from sales	$482,488	$432,177	$446,004	$998,357	$302,621	$183,746	$5,764

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Period from commencement of operations September 25, 2017.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Mellon Capital Emerging Markets Index Fund(a)	JNL/Mellon Capital European 30 Fund(a)	JNL/Mellon Capital Industrials Sector Fund(b)	JNL/Mellon Capital Materials Sector Fund(b)	JNL/Mellon Capital Pacific Rim 30 Fund(a)	JNL/Mellon Capital Real Estate Sector Fund(b)	JNL/Mellon Capital S&P 500 Index Fund(a)
Operations
Net investment income (loss)	$20,541	$13,429	$57	$122	$7,723	$2,241	$106,340
Net realized gain (loss)	45,756	2,144	86	195	19,289	1	391,419
Net change in unrealized appreciation
(depreciation)	328,411	68,833	658	1,365	27,879	1,790	865,929
Change in net assets from operations	394,708	84,406	801	1,682	54,891	4,032	1,363,688
Distributions to shareholders
From net investment income
Class A	(13,814)	(13,070)	—	—	(9,137)	—	(95,566)
Class I	(3)	(1)	—	—	(4)	—	(78)
From net realized gains
Class A	—	—	—	—	—	—	(115,477)
Class I	—	—	—	—	—	—	(84)
Total distributions to shareholders	(13,817)	(13,071)	—	—	(9,141)	—	(211,205)
Share transactions[1]
Proceeds from the sale of shares
Class A	788,565	166,153	29,597	56,343	109,913	7,029	2,108,611
Class I(c)	40,213	21	60	—	116	172,653	588,488
Reinvestment of distributions
Class A	13,814	13,070	—	—	9,137	—	211,043
Class I	2	1	—	—	4	—	162
Cost of shares redeemed
Class A(c)	(780,595)	(112,555)	(13,562)	(15,103)	(72,088)	(595)	(2,561,140)
Class I	(2,872)	(13)	—	—	(102)	(15,821)	(38,439)
Change in net assets from
share transactions	59,127	66,677	16,095	41,240	46,980	163,266	308,725
Change in net assets	440,018	138,012	16,896	42,922	92,730	167,298	1,461,208
Net assets beginning of year	958,584	350,120	—	—	225,078	—	6,410,203
Net assets end of year	$1,398,602	$488,132	$16,896	$42,922	$317,808	$167,298	$7,871,411
Undistributed (excess of distributions
over) net investment income (loss)	$19,051	$13,558	$—	$—	$8,048	$—	$102,013

[1]Share transactions
Shares sold
Class A	76,640	12,830	2,912	5,493	6,961	691	104,201
Class I(c)	3,570	1	6	—	9	17,261	28,113
Reinvestment of distributions
Class A	1,223	977	—	—	565	—	10,300
Class I	—	—	—	—	—	—	8
Shares redeemed
Class A(c)	(72,349)	(8,871)	(1,334)	(1,474)	(4,600)	(58)	(126,504)
Class I	(249)	(1)	—	—	(7)	(1,554)	(1,768)
Change in shares
Class A	5,514	4,936	1,578	4,019	2,926	633	(12,003)
Class I	3,321	—	6	—	2	15,707	26,353
Purchases and sales of long term
investments
Purchase of securities	$497,404	$327,181	$29,744	$55,485	$309,918	$178,792	$982,610
Proceeds from sales of securities	$422,773	$262,167	$13,717	$14,162	$263,909	$14,366	$778,288

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Period from commencement of operations September 25, 2017.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL S&P 500 Index Fund(a)	JNL/Mellon Capital S&P 400 MidCap Index Fund(b)	JNL/Mellon Capital S&P 1500 Growth Index Fund(a)	JNL/Mellon Capital S&P 1500 Value Index Fund(a)	JNL/Mellon Capital Small Cap Index Fund(b)	JNL/Mellon Capital International Index Fund(b)	JNL/Mellon Capital MSCI KLD 400 Social Index Fund(c)(d)
Operations
Net investment income (loss)	$25	$27,405	$30	$34	$21,399	$51,202	$75
Net realized gain (loss)	7	163,150	385	259	248,302	117,202	257
Net change in unrealized appreciation
(depreciation)	347	234,346	372	194	4,102	312,387	840
Change in net assets from operations	379	424,901	787	487	273,803	480,791	1,172
Distributions to shareholders
From net investment income
Class A	—	(27,978)	—	—	(18,806)	(55,779)	(75)
Class I	—	(19)	—	—	(15)	(48)	—
From net realized gains
Class A	—	(197,777)	—	—	(94,977)	—	(251)
Class I	—	(113)	—	—	(61)	—	—
Total distributions to shareholders	—	(225,887)	—	—	(113,859)	(55,827)	(326)
Share transactions[1]
Proceeds from the sale of shares
Class A	—	745,298	22,174	11,563	617,613	585,944	19,086
Class I(e)	5,770	282,222	10	12	258,162	388,031	—
Reinvestment of distributions
Class A	—	225,755	—	—	113,783	55,779	326
Class I	—	132	—	—	76	48	—
Cost of shares redeemed
Class A(e)	—	(910,371)	(5,887)	(3,114)	(1,094,608)	(1,604,379)	(4,445)
Class I	(49)	(18,976)	—	—	(20,383)	(8,029)	—
Change in net assets from
share transactions	5,721	324,060	16,297	8,461	(125,357)	(582,606)	14,967
Change in net assets	6,100	523,074	17,084	8,948	34,587	(157,642)	15,813
Net assets beginning of year	—	2,627,213	—	—	2,320,925	2,259,463	—
Net assets end of year	$6,100	$3,150,287	$17,084	$8,948	$2,355,512	$2,101,821	$15,813
Undistributed (excess of distributions
over) net investment income (loss)	$—	$27,385	$—	$—	$21,382	$50,632	$2

[1]Share transactions
Shares sold
Class A	—	35,430	2,136	1,128	33,017	40,801	1,821
Class I(e)	573	13,785	1	1	13,804	24,948	—
Reinvestment of distributions
Class A	—	11,288	—	—	6,262	3,719	29
Class I	—	6	—	—	4	3	—
Shares redeemed
Class A(e)	—	(43,809)	(546)	(293)	(58,881)	(111,432)	(421)
Class I	(5)	(885)	—	—	(1,041)	(512)	—
Change in shares
Class A	—	2,909	1,590	835	(19,602)	(66,912)	1,429
Class I	568	12,906	1	1	12,767	24,439	—
Purchases and sales of long term
investments
Purchase of securities	$6,120	$725,977	$23,252	$12,608	$500,758	$202,761	$20,076
Proceeds from sales of securities	$387	$565,040	$7,158	$4,147	$695,332	$787,835	$5,369
Securities sold short covers	$—	$—	$—	$1	$—	$—	$—

(a)	Period from commencement of operations September 25, 2017.
(b)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(c)	Effective September 25, 2017, Class I shares were offered by the Fund.
(d)	Period from commencement of operations April 24, 2017.
(e)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Mellon Capital Bond Index Fund(a)	JNL/Mellon Capital Utilities Sector Fund(b)	JNL/MFS Mid Cap Value Fund(a)	JNL Multi-Manager Alternative Fund(b)	JNL Multi-Manager Mid Cap Fund(b)	JNL Multi-Manager Small Cap Growth Fund(a)	JNL Multi-Manager Small Cap Value Fund(a)
Operations
Net investment income (loss)	$22,206	$2,099	$6,807	$2,538	$2,915	$(5,306)	$5,303
Net realized gain (loss)	1,523	1,055	100,535	30,806	49,983	201,876	144,298
Net change in unrealized appreciation
(depreciation)	10,921	5,189	3,203	25,774	81,615	158,150	(25,890)
Change in net assets from operations	34,650	8,343	110,545	59,118	134,513	354,720	123,711
Distributions to shareholders
From net investment income
Class A	(22,808)	(1,914)	(10,368)	(5,244)	(789)	—	(6,732)
Class I	(29)	—	(174)	—	—	—	(4)
From net realized gains
Class A	—	(2,080)	—	—	(2,239)	—	(51,683)
Class I	—	—	—	—	—	—	(20)
Total distributions to shareholders	(22,837)	(3,994)	(10,542)	(5,244)	(3,028)	—	(58,439)
Share transactions[1]
Proceeds from the sale of shares
Class A	281,667	21,528	260,951	278,762	204,126	394,982	317,431
Class I(c)	321,056	23	87,978	1,032,214	895,193	427,310	533,012
Reinvestment of distributions
Class A	22,808	3,994	10,368	5,244	3,028	—	58,415
Class I	29	—	174	—	—	—	24
Cost of shares redeemed
Class A(c)	(559,101)	(24,708)	(418,392)	(1,115,525)	(1,031,528)	(736,211)	(945,488)
Class I	(15,508)	—	(7,282)	(17,452)	(44,564)	(27,508)	(29,940)
Change in net assets from
share transactions	50,951	837	(66,203)	183,243	26,255	58,573	(66,546)
Change in net assets	62,764	5,186	33,800	237,117	157,740	413,293	(1,274)
Net assets beginning of year	1,137,650	76,323	921,194	802,534	807,473	1,293,917	1,231,946
Net assets end of year	$1,200,414	$81,509	$954,994	$1,039,651	$965,213	$1,707,210	$1,230,672
Undistributed (excess of distributions
over) net investment income (loss)	$23,810	$2,099	$6,793	$(1,518)	$2,913	$(516)	$5,320

[1]Share transactions
Shares sold
Class A	23,915	1,608	22,948	28,120	17,997	16,987	21,498
Class I(c)	26,425	2	7,629	102,297	76,955	16,916	36,849
Reinvestment of distributions
Class A	1,943	299	910	521	262	—	4,076
Class I	2	—	15	—	—	—	2
Shares redeemed
Class A(c)	(47,562)	(1,877)	(36,951)	(110,721)	(89,046)	(31,235)	(64,820)
Class I	(1,276)	—	(625)	(1,691)	(3,709)	(1,044)	(1,991)
Change in shares
Class A	(21,704)	30	(13,093)	(82,080)	(70,787)	(14,248)	(39,246)
Class I	25,151	2	7,019	100,606	73,246	15,872	34,860
Purchases and sales of long term
investments
Purchase of securities	$66,981	$8,535	$1,114,046	$1,309,463	$344,049	$1,472,381	$900,023
Purchase of U.S. government securities	422,526 (d)	—	—	167,771 (e)	—	—	—
Total purchases	$489,507	$8,535	$1,114,046	$1,477,234	$344,049	$1,472,381	$900,023
Proceeds from sales of securities	$67,057	$9,641	$1,194,271	$1,365,408	$330,124	$1,429,479	$1,020,210
Proceeds from sales of U.S. government
securities	454,563 (d)	—	—	158,006 (e)	—	—	—
Total proceeds from sales	$521,620	$9,641	$1,194,271	$1,523,414	$330,124	$1,429,479	$1,020,210
Securities sold short covers	$—	$—	$—	$661,453	$—	$—	$—
U.S. government securities sold short covers	39,619	—	—	—	—	—	—
Total securities sold short covers	$39,619	$—	$—	$661,453	$—	$—	$—
Securities sold short proceeds	$—	$—	$—	$602,590	$—	$—	$—
U.S. government securities sold short proceeds	38,849	—	—	—	—	—	—
Total securities sold short proceeds	$38,849	$—	$—	$602,590	$—	$—	$—

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Effective September 25, 2017, Class I shares were offered by the Fund.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

(d)	Amounts exclude $851,415 and $840,999 of purchases and sales, respectively, and $35,372 and $32,206 of covers and proceeds, respectively, of dollar roll transaction securities.
(e)	Amounts exclude $1,128 and $1,233 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Neuberger Berman Strategic Income Fund(a)	JNL/Oppenheimer Emerging Markets Innovator Fund(b)	JNL/Oppenheimer Global Growth Fund(a)	JNL/PIMCO Income Fund(c)	JNL/PIMCO Real Return Fund(a)	JNL/PPM America Floating Rate Income Fund(b)	JNL/PPM America High Yield Bond Fund(a)
Operations
Net investment income (loss)	$17,765	$489	$11,257	$3,401	$37,142	$52,888	$126,097
Net realized gain (loss)	3,588	33,549	96,454	1,135	1,658	(6,385)	39,330
Net change in unrealized appreciation
(depreciation)	20,473	99,591	564,267	(978)	22,460	(2,169)	7,812
Change in net assets from operations	41,826	133,629	671,978	3,558	61,260	44,334	173,239
Distributions to shareholders
From net investment income
Class A	(19,886)	(332)	(17,669)	—	—	(49,227)	(135,924)
Class I	(1)	—	(15)	—	—	—	(722)
Total distributions to shareholders	(19,887)	(332)	(17,684)	—	—	(49,227)	(136,646)
Share transactions[1]
Proceeds from the sale of shares
Class A	271,831	181,584	534,871	144,840	674,303	448,866	499,588
Class I(d)	25,146	467,582	621,646	515,111	945,491	34,534	564,923
Reinvestment of distributions
Class A	19,886	332	17,669	—	—	49,227	135,924
Class I	1	—	15	—	—	—	722
Cost of shares redeemed
Class A(d)	(223,434)	(542,045)	(1,001,428)	(12,354)	(1,283,523)	(445,547)	(1,260,731)
Class I	(358)	(36,617)	(20,981)	(13,911)	(89,375)	(1,140)	(12,351)
Change in net assets from
share transactions	93,072	70,836	151,792	633,686	246,896	85,940	(71,925)
Change in net assets	115,011	204,133	806,086	637,244	308,156	81,047	(35,332)
Net assets beginning of year	590,062	292,781	1,810,618	—	1,750,975	1,410,038	2,373,507
Net assets end of year	$705,073	$496,914	$2,616,704	$637,244	$2,059,131	$1,491,085	$2,338,175
Undistributed (excess of distributions
over) net investment income (loss)	$14,594	$575	$10,250	$5,645	$18,160	$52,797	$127,603

[1]Share transactions
Shares sold
Class A	24,669	17,343	32,607	14,417	68,910	42,163	36,139
Class I(d)	2,276	41,612	35,563	51,444	94,645	3,304	36,253
Reinvestment of distributions
Class A	1,810	29	1,021	—	—	4,711	10,121
Class I	—	—	1	—	—	—	46
Shares redeemed
Class A(d)	(20,350)	(48,799)	(59,461)	(1,226)	(130,070)	(41,946)	(92,468)
Class I	(33)	(3,224)	(1,151)	(1,385)	(8,921)	(108)	(783)
Change in shares
Class A	6,129	(31,427)	(25,833)	13,191	(61,160)	4,928	(46,208)
Class I	2,243	38,388	34,413	50,059	85,724	3,196	35,516
Purchases and sales of long term
investments
Purchase of securities	$420,207	$220,423	$424,103	$485,941	$520,663	$974,397	$1,674,843
Purchase of U.S. government securities	458,465 (e)	—	—	415,283	3,663,553	—	24,726
Total purchases	$878,672	$220,423	$424,103	$901,224	$4,184,216	$974,397	$1,699,569
Proceeds from sales of securities	$527,261	$155,297	$311,331	$55,644	$279,549	$1,571,357	$1,846,000
Proceeds from sales of U.S. government
securities	325,779 (e)	—	—	244,499	3,128,962	—	23,903
Total proceeds from sales	$853,040	$155,297	$311,331	$300,143	$3,408,511	$1,571,357	$1,869,903
Securities sold short covers	$—	$—	$—	$9	$911,495	$—	$—
Securities sold short proceeds	$—	$—	$—	$9	$897,005	$—	$—

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Effective September 25, 2017, Class I shares were offered by the Fund.
(c)	Period from commencement of operations September 25, 2017.
(d)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

(e)	Amounts exclude $1,872,656 and $1,837,004 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/PPM America Mid Cap Value Fund(a)	JNL/PPM America Small Cap Value Fund(a)	JNL/PPM America Total Return Fund(b)	JNL/PPM America Value Equity Fund(a)	JNL/S&P Competitive Advantage Fund(a)	JNL/S&P Dividend Income & Growth Fund(a)	JNL/S&P International 5 Fund(b)
Operations
Net investment income (loss)	$5,923	$5,080	$29,506	$3,481	$31,151	$172,167	$1,679
Net realized gain (loss)	65,711	98,021	7,564	15,889	108,380	408,399	12,610
Net change in unrealized appreciation
(depreciation)	7,823	20,890	15,563	11,362	365,685	36,552	2,167
Change in net assets from operations	79,457	123,991	52,633	30,732	505,216	617,118	16,456
Distributions to shareholders
From net investment income
Class A	(4,317)	(2,788)	(28,025)	(2,964)	(37,891)	(147,874)	(4,080)
Class I	(1)	(1)	—	(1)	(6)	(43)	—
From net realized gains
Class A	(22,985)	(5,560)	—	—	(21,296)	(312,357)	—
Class I	(2)	(2)	—	—	(3)	(85)	—
Total distributions to shareholders	(27,305)	(8,351)	(28,025)	(2,965)	(59,196)	(460,359)	(4,080)
Share transactions[1]
Proceeds from the sale of shares
Class A	258,487	350,464	336,619	85,057	304,628	687,347	28,076
Class I(c)	45,880	24,909	946,669	59	1,811,109	1,773,114	1
Reinvestment of distributions
Class A	27,302	8,348	28,025	2,964	59,187	460,231	4,080
Class I	3	3	—	1	9	128	—
Cost of shares redeemed
Class A(c)	(430,041)	(366,614)	(1,193,779)	(102,137)	(2,398,627)	(3,324,163)	(109,301)
Class I	(149)	(2,653)	(13,301)	(61)	(222,686)	(93,173)	—
Change in net assets from
share transactions	(98,518)	14,457	104,233	(14,117)	(446,380)	(496,516)	(77,144)
Change in net assets	(46,366)	130,097	128,841	13,650	(360)	(339,757)	(64,768)
Net assets beginning of year	745,009	778,827	1,134,787	219,252	2,896,465	5,807,266	112,237
Net assets end of year	$698,643	$908,924	$1,263,628	$232,902	$2,896,105	$5,467,509	$47,469
Undistributed (excess of distributions
over) net investment income (loss)	$5,912	$5,074	$31,002	$3,472	$31,101	$169,976	$2,456

[1]Share transactions
Shares sold
Class A	17,291	25,215	28,244	3,897	20,445	43,553	2,604
Class I(c)	3,117	1,644	79,750	3	121,409	116,703	—
Reinvestment of distributions
Class A	1,875	595	2,361	135	4,026	30,682	371
Class I	—	—	—	—	1	8	—
Shares redeemed
Class A(c)	(28,882)	(26,887)	(100,408)	(4,690)	(161,816)	(216,551)	(10,604)
Class I	(10)	(178)	(1,117)	(3)	(14,202)	(6,005)	—
Change in shares
Class A	(9,716)	(1,077)	(69,803)	(658)	(137,345)	(142,316)	(7,629)
Class I	3,107	1,466	78,633	—	107,208	110,706	—
Purchases and sales of long term
investments
Purchase of securities	$257,873	$464,031	$745,594	$68,116	$1,063,599	$2,202,783	$87,277
Purchase of U.S. government securities	—	—	193,479 (d)	—	—	—	—
Total purchases	$257,873	$464,031	$939,073	$68,116	$1,063,599	$2,202,783	$87,277
Proceeds from sales of securities	$374,323	$455,403	$682,782	$82,370	$1,539,114	$2,979,765	$167,240
Proceeds from sales of U.S. government
securities	—	—	158,287 (d)	—	—	—	—
Total proceeds from sales	$374,323	$455,403	$841,069	$82,370	$1,539,114	$2,979,765	$167,240

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Effective September 25, 2017, Class I shares were offered by the Fund.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

(d)	Amounts exclude $39,518 and $40,446 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/S&P Intrinsic Value Fund(a)	JNL/S&P Mid 3 Fund(a)	JNL/S&P Total Yield Fund(a)	JNL/Scout Unconstrained Bond Fund(b)	JNL/T. Rowe Price Established Growth Fund(a)	JNL/T. Rowe Price Mid-Cap Growth Fund(a)	JNL/T. Rowe Price Short-Term Bond Fund(a)
Operations
Net investment income (loss)	$50,895	$4,085	$45,971	$6,657	$11,028	$(9,596)	$22,520
Net realized gain (loss)	97,169	29,560	103,231	8,887	1,091,068	414,635	(1,364)
Net change in unrealized appreciation
(depreciation)	304,654	188	94,967	5,087	1,089,518	601,211	(2,994)
Change in net assets from operations	452,718	33,833	244,169	20,631	2,191,614	1,006,250	18,162
Distributions to shareholders
From net investment income
Class A	(66,301)	(5,577)	(47,770)	(8,331)	(4,323)	—	(22,942)
Class I	(13)	—	(6)	—	(183)	—	(5)
From net realized gains
Class A	—	—	(56,765)	(6,846)	(421,911)	(238,069)	—
Class I	—	—	(7)	—	(4,517)	(3,857)	—
Total distributions to shareholders	(66,314)	(5,577)	(104,548)	(15,177)	(430,934)	(241,926)	(22,947)
Share transactions[1]
Proceeds from the sale of shares
Class A	269,692	82,383	313,796	101,362	2,018,943	951,305	324,413
Class I(c)	1,789,456	6	1,741,913	779,248	2,793,654	332,029	601,488
Proceeds in connection with acquisition
Class A	—	—	—	—	—	201,629	—
Class I	—	—	—	—	—	67	—
Reinvestment of distributions
Class A	66,301	5,577	104,535	15,177	426,234	238,069	22,942
Class I	13	—	13	—	4,700	3,857	5
Cost of shares redeemed
Class A(c)	(2,359,888)	(99,282)	(2,274,290)	(1,270,212)	(4,579,874)	(1,056,586)	(991,290)
Class I	(144,855)	—	(85,753)	(68,317)	(115,211)	(21,232)	(50,326)
Change in net assets from
share transactions	(379,281)	(11,316)	(199,786)	(442,742)	548,446	649,138	(92,768)
Change in net assets	7,123	16,940	(60,165)	(437,288)	2,309,126	1,413,462	(97,553)
Net assets beginning of year	2,643,230	295,349	2,376,913	1,197,902	6,482,494	3,898,614	1,648,855
Net assets end of year	$2,650,353	$312,289	$2,316,748	$760,614	$8,791,620	$5,312,076	$1,551,302
Undistributed (excess of distributions
over) net investment income (loss)	$50,847	$4,083	$45,934	$8,359	$10,930	$(16)	$23,857

[1]Share transactions
Shares sold
Class A	20,150	6,859	23,236	10,117	49,366	21,293	32,862
Class I(c)	131,795	1	131,773	78,149	65,632	7,089	60,755
Shares issued in connection with acquisition
Class A	—	—	—	—	—	4,666	—
Class I	—	—	—	—	—	1	—
Reinvestment of distributions
Class A	4,989	491	7,986	1,521	10,276	5,332	2,339
Class I	1	—	1	—	110	83	1
Shares redeemed
Class A(c)	(177,073)	(8,296)	(172,282)	(127,188)	(111,592)	(23,594)	(100,789)
Class I	(10,140)	—	(6,250)	(6,857)	(2,597)	(454)	(5,079)
Change in shares
Class A	(151,934)	(946)	(141,060)	(115,550)	(51,950)	7,697	(65,588)
Class I	121,656	1	125,524	71,292	63,145	6,719	55,677
Purchases and sales of long term
investments
Purchase of securities	$1,489,617	$411,685	$1,557,383	$169,737	$4,386,776	$1,570,254	$602,867
Purchase of U.S. government securities	—	—	—	2,688,568	—	—	249,233
Total purchases	$1,489,617	$411,685	$1,557,383	$2,858,305	$4,386,776	$1,570,254	$852,100
Proceeds from sales of securities	$1,890,344	$424,788	$1,814,188	$238,537	$4,327,411	$1,319,095	$686,526
Proceeds from sales of U.S. government
securities	—	—	—	3,031,925	—	—	209,832
Total proceeds from sales	$1,890,344	$424,788	$1,814,188	$3,270,462	$4,327,411	$1,319,095	$896,358

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Effective September 25, 2017, Class I shares were offered by the Fund.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/T. Rowe Price Value Fund(a)	JNL/Vanguard Growth Allocation Fund(b)	JNL/Vanguard Moderate Allocation Fund(b)	JNL/Vanguard Moderate Growth Allocation Fund(b)	JNL/Westchester Capital Event Driven Fund(c)	JNL/WMC Balanced Fund(a)	JNL/WMC Government Money Market Fund(a)
Operations
Net investment income (loss)	$65,061	$196	$162	$235	$826	$128,178	$1,615
Net realized gain (loss)	482,747	42	19	30	25,983	320,490	(1)
Net change in unrealized appreciation
(depreciation)	252,205	630	188	569	(8,674)	393,206	—
Change in net assets from operations	800,013	868	369	834	18,135	841,874	1,614
Distributions to shareholders
From net investment income
Class A	(75,546)	—	—	—	(6,920)	(101,058)	(1,601)
Class I	(17)	—	—	—	—	(23)	(19)
From net realized gains
Class A	(201,334)	—	—	—	—	(159,848)	—
Class I	(41)	—	—	—	—	(33)	—
Total distributions to shareholders	(276,938)	—	—	—	(6,920)	(260,962)	(1,620)
Share transactions[1]
Proceeds from the sale of shares
Class A	851,215	42,274	34,673	49,786	21,511	1,614,248	989,489
Class I(d)	2,802,713	785	135	334	248,578	1,505	5,483
Reinvestment of distributions
Class A	276,880	—	—	—	6,920	260,906	1,601
Class I	58	—	—	—	—	56	19
Cost of shares redeemed
Class A(d)	(3,587,393)	(1,903)	(1,923)	(1,666)	(390,992)	(1,074,549)	(1,388,458)
Class I	(137,467)	—	—	—	(9,185)	(473)	(11,748)
Change in net assets from
share transactions	206,006	41,156	32,885	48,454	(123,168)	801,693	(403,614)
Change in net assets	729,081	42,024	33,254	49,288	(111,953)	1,382,605	(403,620)
Net assets beginning of year	4,233,197	—	—	—	359,186	6,372,166	1,600,663
Net assets end of year	$4,962,278	$42,024	$33,254	$49,288	$247,233	$7,754,771	$1,197,043
Undistributed (excess of distributions
over) net investment income (loss)	$62,502	$—	$—	$—	$837	$131,583	$(59)

[1]Share transactions
Shares sold
Class A	51,362	4,114	3,426	4,884	2,160	69,953	989,489
Class I(d)	164,332	76	13	33	25,125	63	5,483
Reinvestment of distributions
Class A	16,904	—	—	—	703	11,369	1,601
Class I	3	—	—	—	—	2	19
Shares redeemed
Class A(d)	(218,699)	(184)	(189)	(162)	(39,412)	(46,355)	(1,388,458)
Class I	(7,727)	—	—	—	(919)	(20)	(11,748)
Change in shares
Class A	(150,433)	3,930	3,237	4,722	(36,549)	34,967	(397,368)
Class I	156,608	76	13	33	24,206	45	(6,246)
Purchases and sales of long term
investments
Purchase of securities	$4,367,925	$41,655	$33,482	$48,654	$695,128	$2,425,110	$74,773
Purchase of U.S. government securities	—	—	—	—	—	739,647 (e)	125,744
Total purchases	$4,367,925	$41,655	$33,482	$48,654	$695,128	$3,164,757	$200,517
Proceeds from sales of securities	$4,346,686	$1,041	$1,020	$1,032	$884,486	$1,785,098	$—
Proceeds from sales of U.S. government
securities	—	—	—	—	—	745,342 (e)	309,053
Total proceeds from sales	$4,346,686	$1,041	$1,020	$1,032	$884,486	$2,530,440	$309,053
Securities sold short covers	$—	$—	$—	$—	$220,356	$94,782	$—
Securities sold short proceeds	$—	$—	$—	$—	$191,159	$91,836	$—

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)	Period from commencement of operations September 25, 2017.
(c)	Effective September 25, 2017, Class I shares were offered by the Fund.
(d)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

(e)	Amounts exclude $2,631,970 and $2,634,272 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

JNL/WMC Value Fund(a)
Operations
Net investment income (loss)	$29,295
Net realized gain (loss)	178,246
Net change in unrealized appreciation
(depreciation)	28,713
Change in net assets from operations	236,254
Distributions to shareholders
From net investment income
Class A	(28,783)
Class I	(647)
From net realized gains
Class A	(96,031)
Class I	(1,943)
Total distributions to shareholders	(127,404)
Share transactions[1]
Proceeds from the sale of shares
Class A	240,381
Class I(b)	786,489
Reinvestment of distributions
Class A	124,814
Class I	2,590
Cost of shares redeemed
Class A(b)	(1,266,433)
Class I	(120,278)
Change in net assets from
share transactions	(232,437)
Change in net assets	(123,587)
Net assets beginning of year	1,715,522
Net assets end of year	$1,591,935
Undistributed (excess of distributions
over) net investment income (loss)	$30,969

[1]Share transactions
Shares sold
Class A	10,116
Class I(b)	33,336
Reinvestment of distributions
Class A	5,460
Class I	110
Shares redeemed
Class A(b)	(54,665)
Class I	(4,959)
Change in shares
Class A	(39,089)
Class I	28,487
Purchases and sales of long term
investments
Purchase of securities	$229,287
Proceeds from sales of securities	$593,529

(a)	Effective September 25, 2017, Class B shares were renamed to Class I shares.
(b)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/AB Dynamic Asset Allocation Fund(a)	JNL/AQR Managed Futures Strategy Fund(a)	JNL/BlackRock Global Allocation Fund(a)	JNL/BlackRock Large Cap Select Growth Fund	JNL/BlackRock Global Natural Resources Fund(b)	JNL/Boston Partners Global Long Short Equity Fund	JNL/Brookfield Global Infrastructure and MLP Fund
Operations
Net investment income (loss)	$300	$(7,046)	$38,912	$(1,312)	$6,993	$5,387	$15,927
Net realized gain (loss)	4	(62,066)	(65,581)	53,042	(16,442)	(13,321)	(51,926)
Net change in unrealized appreciation
(depreciation)	1,047	5,557	173,009	(917)	207,945	23,670	128,036
Change in net assets from operations	1,351	(63,555)	146,340	50,813	198,496	15,736	92,037
Distributions to shareholders
From net investment income
Class A	—	(30,338)	(14,316)	—	(6,602)	—	(21,112)
Class B	—	(7)	(2)	—	(7)	—	(7)
From net realized gains
Class A	—	—	(100,114)	(55,392)	—	(25,288)	—
Class B	—	—	(8)	(30)	—	—	—
Total distributions to shareholders	—	(30,345)	(114,440)	(55,422)	(6,609)	(25,288)	(21,119)
Share transactions[1]
Proceeds from the sale of shares
Class A	9,886	235,458	573,488	294,651	317,357	182,587	289,281
Class B	—	40	73	573	374	—	138
Proceeds in connection with acquisition
Class A	—	—	—	936,835	—	—	—
Class B	—	—	—	845	—	—	—
Reinvestment of distributions
Class A	—	30,338	114,430	55,392	6,602	25,288	21,112
Class B	—	7	10	30	7	—	7
Cost of shares redeemed
Class A	(9,623)	(145,461)	(697,466)	(484,504)	(212,418)	(68,091)	(328,813)
Class B	—	(14)	(82)	(620)	(290)	—	(89)
Change in net assets from
share transactions	263	120,368	(9,547)	803,202	111,632	139,784	(18,364)
Change in net assets	1,614	26,468	22,353	798,593	303,519	130,232	52,554
Net assets beginning of year	33,966	658,891	3,688,747	1,710,555	703,552	580,065	848,021
Net assets end of year	$35,580	$685,359	$3,711,100	$2,509,148	$1,007,071	$710,297	$900,575
Undistributed (excess of distributions
over) net investment income (loss)	$584	$(74,975)	$22,817	$(122)	$7,501	$(1,964)	$21,546

[1]Share Transactions
Shares Sold
Class A	1,007	24,631	51,515	10,812	38,871	17,728	22,431
Class B	—	4	6	20	44	—	11
Shares issued in connection with acquisition
Class A	—	—	—	34,724	—	—	—
Class B	—	—	—	30	—	—	—
Reinvestment of distributions
Class A	—	3,374	10,235	1,967	770	2,482	1,595
Class B	—	1	1	1	1	—	—
Shares redeemed
Class A	(980)	(15,217)	(62,424)	(17,680)	(26,209)	(6,602)	(26,398)
Class B	—	(2)	(7)	(21)	(34)	—	(7)
Change in shares
Class A	27	12,788	(674)	29,823	13,432	13,608	(2,372)
Class B	—	3	—	30	11	—	4

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Effective September 25, 2017, the name of JNL/BlackRock Natural Resources Fund was changed to JNL/BlackRock Global Natural Resources Fund.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/Causeway International Value Select Fund	JNL/Crescent High Income Fund(a)	JNL/DFA U.S. Core Equity Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund(a)	JNL/DoubleLine Shiller Enhanced CAPE Fund	JNL/FPA + DoubleLine Flexible Allocation Fund
Operations
Net investment income (loss)	$17,254	$14,025	$9,822	$3,210	$9,106	$18,115
Net realized gain (loss)	(12,856)	3,077	20,809	3,438	52,860	24,263
Net change in unrealized appreciation
(depreciation)	(5,383)	11,427	77,551	(724)	49,128	20,830
Change in net assets from operations	(985)	28,529	108,182	5,924	111,094	63,208
Distributions to shareholders
From net investment income
Class A	(9,023)	—	(8,199)	—	(6,037)	(22,024)
Class B	(10)	—	(3)	—	—	(9)
From net realized gains
Class A	—	—	(21,007)	—	(6,045)	(36,589)
Class B	—	—	(7)	—	—	(12)
Total distributions to shareholders	(9,033)	—	(29,216)	—	(12,082)	(58,634)
Share transactions[1]
Proceeds from the sale of shares
Class A	167,579	769,680	290,292	167,679	659,771	188,281
Class B	287	—	228	—	—	304
Reinvestment of distributions
Class A	9,023	—	29,206	—	12,082	58,613
Class B	10	—	10	—	—	21
Cost of shares redeemed
Class A	(192,975)	(173,325)	(171,769)	(37,157)	(125,785)	(601,759)
Class B	(299)	—	(214)	—	—	(330)
Change in net assets from
share transactions	(16,375)	596,355	147,753	130,522	546,068	(354,870)
Change in net assets	(26,393)	624,884	226,719	136,446	645,080	(350,296)
Net assets beginning of year	812,232	—	721,520	—	165,333	2,359,188
Net assets end of year	$785,839	$624,884	$948,239	$136,446	$810,413	$2,008,892
Undistributed (excess of distributions
over) net investment income (loss)	$17,362	$14,246	$9,944	$3,270	$1,455	$26,142

[1]Share Transactions
Shares Sold
Class A	18,941	76,244	26,287	16,577	57,383	16,597
Class B	24	—	19	—	—	27
Reinvestment of distributions
Class A	677	—	2,662	—	988	5,252
Class B	1	—	1	—	—	2
Shares tendered in reverse share split
Class A (b)	(57,891)	—	—	—	—	—
Class B (b)	(50)	—	—	—	—	—
Shares redeemed
Class A	(22,410)	(17,039)	(15,832)	(3,570)	(10,411)	(53,149)
Class B	(28)	—	(18)	—	—	(29)
Change in shares
Class A	(60,683)	59,205	13,117	13,007	47,960	(31,300)
Class B	(53)	—	2	—	—	—

(a)	Period from commencement of operations April 25, 2016.
(b)

As of close of business on May 6, 2016, the Fund implemented a 2 for 1 reverse share split which resulted in a reduction in the number of shares. Shares sold and shares redeemed prior to May 6, 2016 reflected in the Statements of Changes in Net Assets were not adjusted for the reverse share split.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/Franklin Templeton Global Fund(a)	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton Mutual Shares Fund	JNL/Goldman Sachs Core Plus Bond Fund	JNL/Goldman Sachs Emerging Markets Debt Fund
Operations
Net investment income (loss)	$16,772	$76,735	$95,938	$6,606	$18,941	$21,366	$19,484
Net realized gain (loss)	(1,016)	(227,466)	15,617	1,645	46,165	(11,885)	(48,394)
Net change in unrealized appreciation
(depreciation)	77,710	207,895	192,837	(16,871)	98,955	13,910	67,307
Change in net assets from operations	93,466	57,164	304,392	(8,620)	164,061	23,391	38,397
Distributions to shareholders
From net investment income
Class A	(18,765)	(413)	(107,795)	(7,678)	(27,551)	(29,284)	—
Class B	(10)	(1)	(28)	(5)	(14)	(13)	—
From net realized gains
Class A	(55,468)	(9,574)	—	(10,737)	(72,797)	—	—
Class B	(27)	(1)	—	(6)	(33)	—	—
Total distributions to shareholders	(74,270)	(9,989)	(107,823)	(18,426)	(100,395)	(29,297)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	107,319	289,579	347,916	111,817	149,573	367,525	66,883
Class B	67	29	185	180	161	262	118
Reinvestment of distributions
Class A	74,233	9,987	107,795	18,415	100,348	29,284	—
Class B	37	2	28	11	47	13	—
Cost of shares redeemed
Class A	(294,172)	(462,398)	(476,979)	(177,721)	(250,045)	(361,922)	(211,535)
Class B	(85)	(71)	(209)	(130)	(146)	(222)	(115)
Change in net assets from
share transactions	(112,601)	(162,872)	(21,264)	(47,428)	(62)	34,940	(144,649)
Change in net assets	(93,405)	(115,697)	175,305	(74,474)	63,604	29,034	(106,252)
Net assets beginning of year	1,046,986	1,840,624	2,294,291	573,655	1,127,455	1,116,976	409,658
Net assets end of year	$953,581	$1,724,927	$2,469,596	$499,181	$1,191,059	$1,146,010	$303,406
Undistributed (excess of distributions
over) net investment income (loss)	$16,772	$(96,974)	$94,643	$4,496	$31,878	$19,345	$(9,168)

[1]Share Transactions
Shares Sold
Class A	10,826	29,096	31,971	12,494	13,680	30,892	6,806
Class B	7	3	17	20	15	23	11
Reinvestment of distributions
Class A	7,653	995	9,826	2,085	9,467	2,465	—
Class B	4	—	3	1	4	1	—
Shares redeemed
Class A	(29,393)	(46,942)	(44,386)	(19,924)	(22,847)	(30,559)	(21,137)
Class B	(9)	(7)	(20)	(15)	(13)	(19)	(11)
Change in shares
Class A	(10,914)	(16,851)	(2,589)	(5,345)	300	2,798	(14,331)
Class B	2	(4)	—	6	6	5	—

(a) Effective April 24, 2017, the name of JNL/Franklin Templeton Global Growth Fund was changed to JNL/Franklin Templeton Global Fund.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/MFS Mid Cap Value Fund(a)	JNL/AQR Large Cap Relaxed Constraint Equity Fund(b)	JNL/Harris Oakmark Global Equity Fund	JNL/Invesco China-India Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund	JNL/Invesco Mid Cap Value Fund
Operations
Net investment income (loss)	$8,589	$1,655	$1,200	$2,572	$34,368	$18,847	$2,627
Net realized gain (loss)	(3,922)	(22,586)	(6,382)	(40,594)	67,562	2,714	(11,986)
Net change in unrealized appreciation
(depreciation)	120,464	45,390	11,980	23,468	(62,213)	(40,551)	92,803
Change in net assets from operations	125,131	24,459	6,798	(14,554)	39,717	(18,990)	83,444
Distributions to shareholders
From net investment income
Class A	—	(1,060)	(585)	(4,131)	(37,161)	(21,341)	(2,405)
Class B	—	(1)	—	(5)	(20)	(11)	(1)
From net realized gains
Class A	—	(36,339)	—	(12,392)	(54,537)	(26,210)	(15,949)
Class B	—	(14)	—	(12)	(26)	(12)	(5)
Total distributions to shareholders	—	(37,414)	(585)	(16,540)	(91,744)	(47,574)	(18,360)
Share transactions[1]
Proceeds from the sale of shares
Class A	296,822	71,797	41,505	87,094	420,254	370,732	130,299
Class B	2,141	29	—	218	519	349	164
Proceeds in connection with acquisition
Class A	—	—	—	111,139	—	—	—
Class B	—	—	—	114	—	—	—
Reinvestment of distributions
Class A	—	37,399	585	16,523	91,698	47,551	18,354
Class B	—	15	—	17	46	23	6
Cost of shares redeemed
Class A	(617,590)	(141,414)	(74,530)	(140,745)	(543,955)	(429,064)	(120,918)
Class B	(3,168)	(37)	—	(343)	(577)	(358)	(203)
Change in net assets from
share transactions	(321,795)	(32,211)	(32,440)	74,017	(32,015)	(10,767)	27,702
Change in net assets	(196,664)	(45,166)	(26,227)	42,923	(84,042)	(77,331)	92,786
Net assets beginning of year	1,117,858	393,318	91,143	363,506	1,906,211	1,328,880	537,609
Net assets end of year	$921,194	$348,152	$64,916	$406,429	$1,822,169	$1,251,549	$630,395
Undistributed (excess of distributions
over) net investment income (loss)	$10,507	$2,455	$1,162	$1,558	$50,403	$16,047	$6,391

[1]Share Transactions
Shares Sold
Class A	29,916	6,852	4,771	11,739	41,679	30,626	8,899
Class B	226	3	—	29	52	29	11
Shares issued in connection with acquisition
Class A	—	—	—	15,463	—	—	—
Class B	—	—	—	16	—	—	—
Reinvestment of distributions
Class A	—	3,751	63	2,152	9,473	4,016	1,260
Class B	—	2	—	2	5	2	—
Shares redeemed
Class A	(61,819)	(13,481)	(8,545)	(19,535)	(54,868)	(35,616)	(8,268)
Class B	(322)	(4)	—	(48)	(58)	(29)	(13)
Change in shares
Class A	(31,903)	(2,878)	(3,711)	9,819	(3,716)	(974)	1,891
Class B	(96)	1	—	(1)	(1)	2	(2)

(a) Effective April 24, 2017, the name of JNL/Goldman Sachs Mid Cap Value Fund was changed to JNL/MFS Mid Cap Value Fund.

(b) Effective April 24, 2017, the name of JNL/Goldman Sachs U.S. Equity Flex Fund was changed to JNL/AQR Large Cap Relaxed Constraint Equity Fund.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL/Lazard Emerging Markets Fund	JNL/Mellon Capital Emerging Markets Index Fund	JNL/Mellon Capital European 30 Fund	JNL/Mellon Capital Pacific Rim 30 Fund
Operations
Net investment income (loss)	$(2,762)	$(1,387)	$33,612	$12,005	$14,238	$13,213	$5,764
Net realized gain (loss)	46,683	27,634	4,283	(53,216)	(20,658)	(49,728)	(5,582)
Net change in unrealized appreciation
(depreciation)	107,569	(23,115)	(15,420)	194,377	76,991	25,659	17,711
Change in net assets from operations	151,490	3,132	22,475	153,166	70,571	(10,856)	17,893
Distributions to shareholders
From net investment income
Class A	—	—	(29,968)	(19,052)	(15,900)	(11,810)	(4,201)
Class B	—	—	(23)	(12)	(2)	(1)	(2)
From net realized gains
Class A	(37,517)	(130,509)	—	—	—	—	(8,584)
Class B	(19)	(20)	—	—	—	—	(3)
Total distributions to shareholders	(37,536)	(130,529)	(29,991)	(19,064)	(15,902)	(11,811)	(12,790)
Share transactions[1]
Proceeds from the sale of shares
Class A	528,128	402,833	781,009	127,471	454,487	97,460	70,775
Class B	515	182	557	143	117	22	29
Proceeds in connection with acquisition
Class A	—	—	—	—	15,860	—	—
Reinvestment of distributions
Class A	37,517	130,509	29,968	19,052	15,900	11,810	12,785
Class B	19	20	23	12	2	1	5
Cost of shares redeemed
Class A	(464,126)	(564,496)	(733,537)	(236,159)	(295,025)	(201,613)	(100,570)
Class B	(551)	(263)	(784)	(156)	(93)	(19)	(27)
Change in net assets from
share transactions	101,502	(31,215)	77,236	(89,637)	191,248	(92,339)	(17,003)
Change in net assets	215,456	(158,612)	69,720	44,465	245,917	(115,006)	(11,900)
Net assets beginning of year	1,319,551	1,720,120	1,427,114	832,882	712,667	465,126	236,978
Net assets end of year	$1,535,007	$1,561,508	$1,496,834	$877,347	$958,584	$350,120	$225,078
Undistributed (excess of distributions
over) net investment income (loss)	$(33)	$(60)	$35,990	$12,587	$13,500	$12,593	$5,951

[1]Share Transactions
Shares Sold
Class A	27,839	14,499	57,880	15,082	52,509	8,546	5,210
Class B	25	6	39	16	13	2	2
Shares issued in connection with acquisition
Class A	—	—	—	—	1,840	—	—
Reinvestment of distributions
Class A	1,930	4,906	2,221	2,033	1,724	1,055	948
Class B	1	1	2	1	—	—	—
Shares redeemed
Class A	(24,786)	(20,193)	(54,373)	(27,758)	(34,679)	(17,763)	(7,523)
Class B	(27)	(9)	(56)	(17)	(10)	(2)	(2)
Change in shares
Class A	4,983	(788)	5,728	(10,643)	21,394	(8,162)	(1,365)
Class B	(1)	(2)	(15)	—	3	—	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/Mellon Capital S&P 500 Index Fund	JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Capital International Index Fund	JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Utilities Sector Fund
Operations
Net investment income (loss)	$94,897	$28,019	$18,897	$59,621	$20,600	$1,914
Net realized gain (loss)	116,717	189,876	94,467	(4,324)	1,923	1,868
Net change in unrealized appreciation
(depreciation)	416,068	201,823	341,347	(37,197)	(3,024)	4,482
Change in net assets from operations	627,682	419,718	454,711	18,100	19,499	8,264
Distributions to shareholders
From net investment income
Class A	(7,130)	(3,677)	(9,199)	(5,590)	(9,290)	(1,355)
Class B	(6)	(3)	(8)	(4)	(12)	—
From net realized gains
Class A	(8,430)	(10,960)	(1,771)	—	—	(1,150)
Class B	(7)	(8)	(1)	—	—	—
Total distributions to shareholders	(15,573)	(14,648)	(10,979)	(5,594)	(9,302)	(2,505)
Share transactions[1]
Proceeds from the sale of shares
Class A	1,814,676	901,945	673,912	443,131	545,203	54,997
Class B	3,359	1,132	890	664	663	—
Reinvestment of distributions
Class A	15,560	14,637	10,970	5,590	9,290	2,505
Class B	13	11	9	4	12	—
Cost of shares redeemed
Class A	(1,420,983)	(818,674)	(543,003)	(525,543)	(478,557)	(30,400)
Class B	(3,393)	(1,098)	(816)	(711)	(653)	—
Change in net assets from
share transactions	409,232	97,953	141,962	(76,865)	75,958	27,102
Change in net assets	1,021,341	503,023	585,694	(64,359)	86,155	32,861
Net assets beginning of year	5,388,862	2,124,190	1,735,231	2,323,822	1,051,495	43,462
Net assets end of year	$6,410,203	$2,627,213	$2,320,925	$2,259,463	$1,137,650	$76,323
Undistributed (excess of distributions
over) net investment income (loss)	$92,004	$27,977	$18,848	$49,162	$22,779	$1,914

[1]Share Transactions
Shares Sold
Class A	104,582	48,887	41,746	35,588	46,061	4,444
Class B	183	55	52	51	54	—
Reinvestment of distributions
Class A	876	786	679	437	777	206
Class B	1	1	—	—	1	—
Shares redeemed
Class A	(82,685)	(45,102)	(34,343)	(41,921)	(40,432)	(2,455)
Class B	(185)	(55)	(48)	(54)	(53)	—
Change in shares
Class A	22,773	4,571	8,082	(5,896)	6,406	2,195
Class B	(1)	1	4	(3)	2	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL Multi-Manager Alternative Fund	JNL Multi-Manager Mid Cap Fund(a)	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Oppenheimer Emerging Markets Innovator Fund	JNL/Oppenheimer Global Growth Fund
Operations
Net investment income (loss)	$916	$456	$(2,117)	$6,822	$19,213	$605	$14,728
Net realized gain (loss)	(39,541)	2,048	(59,395)	51,331	(12,334)	(10,954)	(34,257)
Net change in unrealized appreciation
(depreciation)	51,585	42,055	129,919	180,447	29,860	12,111	29,282
Change in net assets from operations	12,960	44,559	68,407	238,600	36,739	1,762	9,753
Distributions to shareholders
From net investment income
Class A	(2,551)	—	—	(6,942)	(19,976)	—	(10,794)
Class B	—	—	—	(3)	(1)	—	(11)
From net realized gains
Class A	(4,880)	—	(169,767)	(84,763)	(2,509)	—	(54,597)
Class B	—	—	(112)	(36)	—	—	(43)
Total distributions to shareholders	(7,431)	—	(169,879)	(91,744)	(22,486)	—	(65,445)
Share transactions[1]
Proceeds from the sale of shares
Class A	145,294	834,904	334,623	197,503	321,002	224,669	238,881
Class B	—	—	236	203	8	—	697
Proceeds in connection with acquisition
Class A	—	—	—	—	—	—	471,151
Class B	—	—	—	—	—	—	475
Reinvestment of distributions
Class A	7,431	—	169,767	91,705	22,485	—	65,391
Class B	—	—	112	39	1	—	54
Cost of shares redeemed
Class A	(63,154)	(71,990)	(370,765)	(225,151)	(529,203)	(62,744)	(442,769)
Class B	—	—	(312)	(201)	(27)	—	(751)
Change in net assets from
share transactions	89,571	762,914	133,661	64,098	(185,734)	161,925	333,129
Change in net assets	95,100	807,473	32,189	210,954	(171,481)	163,687	277,437
Net assets beginning of year	707,434	—	1,261,728	1,020,992	761,543	129,094	1,533,181
Net assets end of year	$802,534	$807,473	$1,293,917	$1,231,946	$590,062	$292,781	$1,810,618
Undistributed (excess of distributions
over) net investment income (loss)	$803	$787	$(42)	$6,751	$19,986	$(603)	$16,365

[1]Share Transactions
Shares Sold
Class A	15,279	82,705	15,942	14,918	29,655	26,727	17,882
Class B	—	—	11	15	1	—	50
Shares issued in connection with acquisition
Class A	—	—	—	—	—	—	34,023
Class B	—	—	—	—	—	—	34
Reinvestment of distributions
Class A	784	—	8,801	7,198	2,065	—	4,812
Class B	—	—	6	3	—	—	4
Shares redeemed
Class A	(6,658)	(7,040)	(17,810)	(16,915)	(49,338)	(7,298)	(32,779)
Class B	—	—	(15)	(14)	(2)	—	(54)
Change in shares
Class A	9,405	75,665	6,933	5,201	(17,618)	19,429	23,938
Class B	—	—	2	4	(1)	—	34

(a)	Period from commencement of operations September 19, 2016.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/PIMCO Real Return Fund	JNL/DoubleLine Core Fixed Income Fund(d)		JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Mid Cap Value Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Total Return Fund(a)
Operations
Net investment income (loss)	$27,443		$109,148	$49,812	$137,456	$4,314	$2,787	$27,123
Net realized gain (loss)	28,251		(157,622)	(34,028)	(163,319)	13,052	(1,222)	(6,059)
Net change in unrealized appreciation
(depreciation)	25,557		169,694	102,436	398,279	107,490	133,865	33,067
Change in net assets from operations	81,251		121,220	118,220	372,416	124,856	135,430	54,131
Distributions to shareholders
From net investment income/return of capital
Class A	(94,765	)(c)	(15,365)	(55,800)	(3,816)	(3,036)	(276)	(33,782)
Class B	(45	)(c)	(72)	—	(17)	(1)	—	—
From net realized gains
Class A	—		(3,478)	—	—	(37,924)	(4,737)	—
Class B	—		(15)	—	—	(5)	(1)	—
Total distributions to shareholders	(94,810)		(18,930)	(55,800)	(3,833)	(40,966)	(5,014)	(33,782)
Share transactions[1]
Proceeds from the sale of shares
Class A	454,247		826,746	467,150	978,835	431,656	464,295	353,574
Class B	205		3,418	—	3,458	88	190	—
Reinvestment of distributions
Class A	94,765		18,843	55,800	3,816	40,960	5,013	33,782
Class B	45		87	—	17	6	1	—
Cost of shares redeemed
Class A	(356,390)		(1,529,824)	(687,885)	(1,349,032)	(155,424)	(202,863)	(317,225)
Class B	(191)		(4,494)	—	(3,351)	(45)	(99)	—
Change in net assets from
share transactions	192,681		(685,224)	(164,935)	(366,257)	317,241	266,537	70,131
Change in net assets	179,122		(582,934)	(102,515)	2,326	401,131	396,953	90,480
Net assets beginning of year	1,571,853		4,333,930	1,512,553	2,371,181	343,878	381,874	1,044,307
Net assets end of year	$1,750,975		$3,750,996	$1,410,038	$2,373,507	$745,009	$778,827	$1,134,787
Undistributed (excess of distributions
over) net investment income (loss)	$(3,327)		$(15,429)	$49,200	$139,916	$4,307	$2,783	$27,999

[1]Share Transactions
Shares Sold
Class A	45,830		66,947	44,583	112,677	31,697	40,433	29,636
Class B	20		259	—	369	7	16	—
Reinvestment of distributions
Class A	9,621		1,499	5,355	288	3,163	439	2,829
Class B	4		6	—	1	—	—	—
Shares tendered in reverse share split
Class A (b)	—		—	—	(188,274)	—	—	—
Class B (b)	—		—	—	(796)	—	—	—
Shares redeemed
Class A	(35,518)		(123,722)	(66,199)	(159,466)	(11,671)	(19,162)	(27,009)
Class B	(19)		(336)	—	(340)	(3)	(8)	—
Change in shares
Class A	19,933		(55,276)	(16,261)	(234,775)	23,189	21,710	5,456
Class B	5		(71)	—	(766)	4	8	—

(a)

On April 25, 2016, JNL/PPM America Total Return Fund was created in the Trust to facilitate an acquisition of a fund with the same name which was a series in JNL Investors Series Trust. Although the fund in JNL Investors Series Trust was legally dissolved, it is considered the acquiring fund for financial reporting purposes, and as a result, the Statement of Changes in Net Assets includes activity of the acquiring fund formerly in JNL Investors Series Trust for the period January 1, 2016 through April 24, 2016.

(b)

As of close of business on May 6, 2016, the Fund implemented a 2 for 1 reverse share split which resulted in a reduction in the number of shares. Shares sold and shares redeemed prior to May 6, 2016 reflected in the Statements of Changes in Net Assets were not adjusted for the reverse share split.

(c)	Amount includes $76,675 and $36 of distributions from return of capital for Class A and Class B shares, respectively.
(d)	Effective September 25,2017, the name of JNL/PIMCO Total Return Bond Fund was changed to JNL/DoubleLine Core Fixed Income Fund.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/PPM America Value Equity Fund	JNL/S&P Competitive Advantage Fund	JNL/S&P Dividend Income & Growth Fund	JNL/S&P International 5 Fund	JNL/S&P Intrinsic Value Fund	JNL/S&P Mid 3 Fund
Operations
Net investment income (loss)	$2,970	$37,883	$147,891	$3,793	$66,299	$4,831
Net realized gain (loss)	3,588	21,064	308,592	(11,925)	55,746	(21,861)
Net change in unrealized appreciation
(depreciation)	26,684	93,744	291,750	17,579	11,666	68,701
Change in net assets from operations	33,242	152,691	748,233	9,447	133,711	51,671
Distributions to shareholders
From net investment income
Class A	(3,231)	(28,264)	(120,607)	(4,294)	(68,202)	(3,826)
Class B	(2)	(5)	(36)	—	(12)	—
From net realized gains
Class A	—	(285,500)	(197,477)	—	—	—
Class B	—	(38)	(56)	—	—	—
Total distributions to shareholders	(3,233)	(313,807)	(318,176)	(4,294)	(68,214)	(3,826)
Share transactions[1]
Proceeds from the sale of shares
Class A	70,488	780,509	2,249,712	23,696	703,855	127,039
Class B	33	140	724	—	174	1
Reinvestment of distributions
Class A	3,231	313,764	318,084	4,294	68,202	3,826
Class B	2	43	92	—	12	—
Cost of shares redeemed
Class A	(47,038)	(734,234)	(1,150,834)	(43,825)	(742,186)	(306,197)
Class B	(27)	(186)	(370)	—	(252)	(1)
Change in net assets from
share transactions	26,689	360,036	1,417,408	(15,835)	29,805	(175,332)
Change in net assets	56,698	198,920	1,847,465	(10,682)	95,302	(127,487)
Net assets beginning of year	162,554	2,697,545	3,959,801	122,919	2,547,928	422,836
Net assets end of year	$219,252	$2,896,465	$5,807,266	$112,237	$2,643,230	$295,349
Undistributed (excess of distributions
over) net investment income (loss)	$2,981	$37,847	$147,827	$3,857	$66,266	$5,575

[1]Share Transactions
Shares Sold
Class A	3,602	51,362	145,964	2,553	56,752	12,096
Class B	1	9	46	—	14	—
Reinvestment of distributions
Class A	171	23,088	21,163	461	5,531	369
Class B	—	3	6	—	1	—
Shares redeemed
Class A	(2,567)	(49,036)	(76,146)	(4,643)	(59,859)	(29,229)
Class B	(1)	(12)	(23)	—	(20)	—
Change in shares
Class A	1,206	25,414	90,981	(1,629)	2,424	(16,764)
Class B	—	—	29	—	(5)	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/S&P Total Yield Fund	JNL/Scout Unconstrained Bond Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/Westchester Capital Event Driven Fund
Operations
Net investment income (loss)	$47,764	$6,553	$4,167	$(6,277)	$18,769	$71,013	$(1,690)
Net realized gain (loss)	146,590	21,506	418,358	249,688	(2,686)	167,829	(4,862)
Net change in unrealized appreciation
(depreciation)	64,083	16,527	(341,965)	(23,919)	10,911	186,110	14,845
Change in net assets from operations	258,437	44,586	80,560	219,492	26,994	424,952	8,293
Distributions to shareholders
From net investment income
Class A	(41,594)	(9,145)	—	—	(20,369)	(75,581)	(365)
Class B	(6)	—	—	—	(4)	(18)	—
From net realized gains
Class A	—	—	(33,595)	(23,375)	—	(293,783)	(1,122)
Class B	—	—	(344)	(408)	—	(63)	—
Total distributions to shareholders	(41,600)	(9,145)	(33,939)	(23,783)	(20,373)	(369,445)	(1,487)
Share transactions[1]
Proceeds from the sale of shares
Class A	544,283	363,141	1,107,951	768,015	668,148	631,462	184,655
Class B	256	—	11,414	11,774	228	655	—
Reinvestment of distributions
Class A	41,594	9,145	33,595	23,375	20,369	369,364	1,487
Class B	6	—	344	408	4	81	—
Cost of shares redeemed
Class A	(520,829)	(156,599)	(1,557,189)	(788,426)	(876,976)	(785,887)	(26,836)
Class B	(272)	—	(19,016)	(20,050)	(247)	(655)	—
Change in net assets from
share transactions	65,038	215,687	(422,901)	(4,904)	(188,474)	215,020	159,306
Change in net assets	281,875	251,128	(376,280)	190,805	(181,853)	270,527	166,112
Net assets beginning of year	2,095,038	946,774	6,858,774	3,707,809	1,830,708	3,962,670	193,074
Net assets end of year	$2,376,913	$1,197,902	$6,482,494	$3,898,614	$1,648,855	$4,233,197	$359,186
Undistributed (excess of distributions
over) net investment income (loss)	$47,739	$8,315	$4,369	$(85)	$22,889	$75,978	$6,425

[1]Share Transactions
Shares Sold
Class A	42,743	36,657	33,873	20,126	67,540	40,850	19,359
Class B	19	—	343	307	23	41	—
Reinvestment of distributions
Class A	3,301	915	978	603	2,062	24,991	156
Class B	1	—	10	10	1	5	—
Shares redeemed
Class A	(41,373)	(15,877)	(47,251)	(20,781)	(88,550)	(50,573)	(2,816)
Class B	(20)	—	(562)	(508)	(25)	(41)	—
Change in shares
Class A	4,671	21,695	(12,400)	(52)	(18,948)	15,268	16,699
Class B	—	—	(209)	(191)	(1)	5	—

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/WMC Balanced Fund	JNL/WMC Government Money Market Fund(a)	JNL/WMC Value Fund
Operations
Net investment income (loss)	$100,254	$—	$27,532
Net realized gain (loss)	160,458	(5)	100,408
Net change in unrealized appreciation
(depreciation)	311,257	—	79,496
Change in net assets from operations	571,969	(5)	207,436
Distributions to shareholders
From net investment income
Class A	(75,468)	—	(16,931)
Class B	(21)	—	(365)
From net realized gains
Class A	(166,111)	(33)	(10,414)
Class B	(40)	—	(198)
Total distributions to shareholders	(241,640)	(33)	(27,908)
Share transactions[1]
Proceeds from the sale of shares
Class A	1,734,731	2,245,260	327,002
Class B	1,054	7,560	4,606
Reinvestment of distributions
Class A	241,579	33	27,345
Class B	61	—	564
Cost of shares redeemed
Class A	(761,098)	(2,215,909)	(471,009)
Class B	(1,082)	(5,527)	(6,490)
Change in net assets from
share transactions	1,215,245	31,417	(117,982)
Change in net assets	1,545,574	31,379	61,546
Net assets beginning of year	4,826,592	1,569,284	1,653,976
Net assets end of year	$6,372,166	$1,600,663	$1,715,522
Undistributed (excess of distributions
over) net investment income (loss)	$104,770	$(54)	$32,041

[1]Share Transactions
Shares Sold
Class A	80,307	2,245,261	15,450
Class B	46	7,560	219
Reinvestment of distributions
Class A	11,347	33	1,276
Class B	3	—	26
Shares redeemed
Class A	(35,547)	(2,215,909)	(22,258)
Class B	(48)	(5,527)	(301)
Change in shares
Class A	56,107	29,385	(5,532)
Class B	1	2,033	(56)

(a) Effective April 24, 2017, the name of JNL/WMC Money Markey Fund was changed to JNL/WMC Government Money Market Fund.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)		Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)

JNL/AB Dynamic Asset Allocation Fund(g)(h)
Class A
12/31/17		10.27	0.11	1.51	1.62	(0.25)	—	11.64	15.89		38,609	35	1.11		1.11		0.96
12/31/16		9.88	0.09	0.30	0.39	—	—	10.27	3.95		35,580	83	1.10		1.10		0.86
12/31/15		10.17	0.01	(0.18)	(0.17)	—	(0.12)	9.88	(1.69)		33,966	151	1.10		1.10		0.09
12/31/14	*	10.00	0.04	0.24	0.28	(0.05)	(0.06)	10.17	2.77		20,271	109	1.12		1.12		0.65

Class I
12/31/17	‡‡	11.20	0.07	0.38	0.45	—	—	11.65	4.02		1	35	0.73		0.73		2.17

JNL/AQR Large Cap Relaxed Constraint Equity Fund(h)
Class A
12/31/17		10.43	0.07	2.32	2.39	(0.07)	—	12.75	22.98		411,617	137	1.84	(i)	1.84	(i)	0.60
12/31/16		10.85	0.05	0.74	0.79	(0.03)	(1.18)	10.43	7.83		348,005	119	2.26	(i)	2.26	(i)	0.47
12/31/15		12.05	0.04	(0.23)	(0.19)	—	(1.01)	10.85	(1.63)		393,174	78	2.06	(i)	2.06	(i)	0.36
12/31/14		11.48	(0.01)	1.62	1.61	(0.01)	(1.03)	12.05	13.93		347,215	108	2.20	(i)	2.20	(i)	(0.05)
12/31/13		8.71	0.01	2.96	2.97	(0.02)	(0.18)	11.48	34.20		197,907	113	1.96	(i)	1.96	(i)	0.08

Class I
12/31/17	‡	10.57	0.12	2.33	2.45	(0.09)	—	12.93	23.24		234,361	137	1.35	(i)	1.35	(i)	0.98
12/31/16		10.98	0.07	0.76	0.83	(0.06)	(1.18)	10.57	8.07		147	119	2.06	(i)	2.06	(i)	0.66
12/31/15		12.16	0.07	(0.24)	(0.17)	—	(1.01)	10.98	(1.45)		144	78	1.86	(i)	1.86	(i)	0.55
12/31/14		11.56	0.02	1.63	1.65	(0.02)	(1.03)	12.16	14.20		244	108	2.00	(i)	2.00	(i)	0.13
12/31/13		8.77	0.03	2.97	3.00	(0.03)	(0.18)	11.56	34.36		203	113	1.76	(i)	1.76	(i)	0.26

JNL/AQR Managed Futures Strategy Fund(h)(j)
Class A
12/31/17		8.48	(0.05)	(0.06)	(0.11)	—	—	8.37	(1.30)		156,830	0	1.29		1.29		(0.59)
12/31/16		9.68	(0.09)	(0.72)	(0.81)	(0.39)	—	8.48	(8.56)		685,203	0	1.29		1.29		(0.98)
12/31/15		10.29	(0.14)	0.36	0.22	(0.83)	—	9.68	2.19		658,749	0	1.33		1.33		(1.28)
12/31/14		10.30	(0.13)	1.04	0.91	(0.26)	(0.66)	10.29	9.09		516,349	0	1.36		1.36		(1.33)
12/31/13		9.99	(0.14)	0.83	0.69	(0.37)	(0.01)	10.30	7.08		482,706	0	1.35		1.35		(1.32)

Class I
12/31/17	‡	8.51	0.01	(0.10)	(0.09)	—	—	8.42	(1.06)		257,585	0	1.02		1.02		0.06
12/31/16		9.71	(0.07)	(0.72)	(0.79)	(0.41)	—	8.51	(8.38)		156	0	1.09		1.09		(0.78)
12/31/15		10.32	(0.11)	0.34	0.23	(0.84)	—	9.71	2.32		142	0	1.13		1.13		(1.08)
12/31/14		10.32	(0.11)	1.05	0.94	(0.28)	(0.66)	10.32	9.40		118	0	1.16		1.16		(1.13)
12/31/13		10.02	(0.12)	0.82	0.70	(0.39)	(0.01)	10.32	7.19		107	0	1.15		1.15		(1.12)

JNL/BlackRock Global Allocation Fund(g)(h)
Class A
12/31/17		11.26	0.12	1.43	1.55	(0.19)	—	12.62	13.83		4,035,435	119	1.09	(i)	1.09	(i)	1.00
12/31/16		11.17	0.12	0.32	0.44	(0.04)	(0.31)	11.26	3.97		3,710,790	133	1.07	(i)	1.07	(i)	1.05
12/31/15		12.23	0.10	(0.26)	(0.16)	(0.25)	(0.65)	11.17	(1.34)		3,688,441	90	1.07	(i)	1.07	(i)	0.84
12/31/14		12.35	0.14	0.10	0.24	(0.09)	(0.27)	12.23	1.85		3,425,119	75	1.07	(i)	1.07	(i)	1.12
12/31/13		10.86	0.09	1.46	1.55	(0.06)	—	12.35	14.31		2,747,805	54	1.08	(i)	1.08	(i)	0.77

Class I
12/31/17	‡	11.34	0.15	1.45	1.60	(0.22)	—	12.72	14.13		557	119	0.86	(i)	0.86	(i)	1.23
12/31/16		11.25	0.14	0.32	0.46	(0.07)	(0.31)	11.34	4.14		310	133	0.87	(i)	0.87	(i)	1.25
12/31/15		12.31	0.13	(0.27)	(0.14)	(0.27)	(0.65)	11.25	(1.16)		306	90	0.87	(i)	0.87	(i)	1.03
12/31/14		12.41	0.17	0.10	0.27	(0.10)	(0.27)	12.31	2.13		227	75	0.87	(i)	0.87	(i)	1.33
12/31/13		10.91	0.12	1.45	1.57	(0.07)	—	12.41	14.43		247	54	0.88	(i)	0.88	(i)	1.01

JNL/BlackRock Global Natural Resources Fund(h)
Class A
12/31/17		9.12	0.09	(0.36)	(0.27)	(0.08)	—	8.77	(2.90)		864,694	104	0.99		0.99		1.04
12/31/16		7.26	0.07	1.85	1.92	(0.06)	—	9.12	26.52	(k)	1,006,258	4	0.99		0.99		0.83
12/31/15	(g)	9.57	0.06	(2.33)	(2.27)	(0.04)	—	7.26	(23.75)		702,991	40	0.99		0.99		0.66
12/31/14	(g)	11.16	0.03	(1.62)	(1.59)	—	—	9.57	(14.25)		1,118,643	22	0.97		0.97		0.22
12/31/13	(g)	10.23	0.01	0.96	0.97	(0.04)	—	11.16	9.51		1,454,041	23	0.97		0.97		0.13

Class I
12/31/17	‡	9.20	0.11	(0.37)	(0.26)	(0.09)	—	8.85	(2.67)		2,041	104	0.74		0.74		1.34
12/31/16		7.32	0.08	1.88	1.96	(0.08)	—	9.20	26.82	(k)	813	4	0.79		0.79		1.04
12/31/15	(g)	9.66	0.08	(2.35)	(2.27)	(0.07)	—	7.32	(23.55)		561	40	0.79		0.79		0.88
12/31/14	(g)	11.25	0.05	(1.64)	(1.59)	—	—	9.66	(14.13)		757	22	0.77		0.77		0.43
12/31/13	(g)	10.30	0.04	0.97	1.01	(0.06)	—	11.25	9.83		910	23	0.77		0.77		0.34

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from							Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b)(c)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)		Total return(%)(d)		Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/BlackRock Large Cap Select Growth Fund(h)
Class A
12/31/17		27.73		(0.02)		9.29		9.27		—		(0.55)	36.45		33.58		2,036,161	49	0.87		0.87		(0.05)
12/31/16		28.21		(0.02)		0.16		0.14		—		(0.62)	27.73		0.45		2,507,803	92	0.89		0.89		(0.06)
12/31/15		28.12		(0.08)		1.84		1.76		—		(1.67)	28.21		6.23		1,710,057	70	0.90		0.90		(0.26)
12/31/14		27.72		(0.05)		2.51		2.46		—		(2.06)	28.12		8.89		1,242,278	101	0.92		0.92		(0.19)
12/31/13		21.52		(0.06)		8.34		8.28		(0.01)		(2.07)	27.72		38.99	(k)	1,013,437	125	0.95		0.95		(0.23)

Class I
12/31/17	‡	28.67		0.02		9.66		9.68		—		(0.55)	37.80		33.91		1,044,014	49	0.59		0.59		0.05
12/31/16		29.09		0.05		0.15		0.20		—		(0.62)	28.67		0.64		1,345	92	0.69		0.69		0.17
12/31/15		28.89		(0.02)		1.89		1.87		—		(1.67)	29.09		6.45		498	70	0.70		0.70		(0.06)
12/31/14		28.37		0.00		2.58		2.58		—		(2.06)	28.89		9.11		421	101	0.72		0.72		0.01
12/31/13		21.96		(0.01)		8.52		8.51		(0.03)		(2.07)	28.37		39.30	(k)	352	125	0.75		0.75		(0.04)

JNL/Boston Partners Global Long Short Equity Fund(h)
Class A
12/31/17		10.28		(0.03)		0.82		0.79		—		—	11.07		7.68		38,518	106	2.20	(i)	2.20	(i)	(0.31)
12/31/16		10.45		0.08		0.12		0.20		—		(0.37)	10.28		1.96		710,297	157	2.34	(i)	2.34	(i)	0.79
12/31/15		9.86		(0.03)		0.62		0.59		—		—	10.45		5.98		580,065	177	2.25	(i)	2.25	(i)	(0.34)
12/31/14	*	10.00		(0.02)		(0.12)		(0.14)		—		—	9.86		(1.40)		383,174	80	2.26	(i)	2.26	(i)	(0.65)

Class I
12/31/17	‡‡	10.70		0.00		0.39		0.39		—		—	11.09		3.64		583,585	106	1.97	(i)	1.97	(i)	(0.16)

JNL/Brookfield Global Infrastructure and MLP Fund(h)
Class A
12/31/17		12.92		0.29		0.99		1.28		(0.25)		—	13.95		9.90		957,356	97	1.15		1.15		2.06
12/31/16		11.76		0.24		1.25		1.49		(0.33)		—	12.92		12.58		900,328	100	1.15		1.15		1.90
12/31/15		15.35		0.20		(3.04)		(2.84)		(0.25)		(0.50)	11.76		(18.55)		847,849	74	1.15		1.15		1.43
12/31/14		14.79		0.21		0.89		1.10		(0.09)		(0.45)	15.35		7.35		1,309,204	64	1.15		1.15		1.33
12/31/13		12.29		0.24		2.62		2.86		(0.08)		(0.28)	14.79		23.43		674,917	68	1.15		1.15		1.72

Class I
12/31/17	‡	12.97		0.32		1.01		1.33		(0.28)		—	14.02		10.19		60,889	97	0.86		0.86		2.31
12/31/16		11.82		0.28		1.23		1.51		(0.36)		—	12.97		12.72		247	100	0.95		0.95		2.15
12/31/15		15.42		0.24		(3.06)		(2.82)		(0.28)		(0.50)	11.82		(18.34)		172	74	0.95		0.95		1.65
12/31/14		14.84		0.24		0.89		1.13		(0.10)		(0.45)	15.42		7.53		243	64	0.95		0.95		1.52
12/31/13		12.32		0.25		2.64		2.89		(0.09)		(0.28)	14.84		23.62		151	68	0.95		0.95		1.85

JNL/Causeway International Value Select Fund(h)
Class A
12/31/17		13.50		0.37		3.46		3.83		(0.16)		—	17.17		28.47		544,261	35	0.97		0.97		2.38
12/31/16		13.66	(m)	0.30	(m)	(0.30)	(m)	0.00	(m)	(0.16)		—	13.50		0.01		785,113	33	1.00		1.00		2.26
12/31/15		14.67	(m)	0.24	(m)	(0.76)	(m)	(0.52)	(m)	(0.49)	(m)	—	13.66	(m)	(3.55)		811,493	128	1.00		1.00		1.59
12/31/14		16.71	(m)	0.60	(m)	(2.33)	(m)	(1.73)	(m)	(0.31)	(m)	—	14.67	(m)	(10.54)		646,006	69	1.00		1.00		3.73
12/31/13		14.22	(m)	0.31	(m)	2.71	(m)	3.02	(m)	(0.53)	(m)	—	16.71	(m)	21.47	(k)	673,512	53	1.01		1.01		2.01

Class I
12/31/17	‡	13.83		0.23		3.75		3.98		(0.18)		—	17.63		28.84		1,312,240	35	0.69		0.69		1.37
12/31/16		13.99	(m)	0.33	(m)	(0.31)	(m)	0.02	(m)	(0.18)		—	13.83		0.12		726	33	0.80		0.80		2.45
12/31/15		15.01	(m)	0.28	(m)	(0.79)	(m)	(0.51)	(m)	(0.51)	(m)	—	13.99	(m)	(3.31)		739	128	0.80		0.80		1.82
12/31/14		17.09	(m)	0.65	(m)	(2.39)	(m)	(1.74)	(m)	(0.34)	(m)	—	15.01	(m)	(10.28)		781	69	0.80		0.80		3.95
12/31/13		14.53	(m)	0.35	(m)	2.77	(m)	3.12	(m)	(0.56)	(m)	—	17.09	(m)	21.66	(k)	808	53	0.81		0.81		2.20

JNL/ClearBridge Large Cap Growth Fund
Class A
12/31/17	*	10.00		0.00		0.84		0.84		—		—	10.84		8.40		22,625	6	0.96		0.96		0.12

Class I
12/31/17	*	10.00		0.01		0.84		0.85		—		—	10.85		8.50		437,763	6	0.66		0.66		0.44

JNL/Crescent High Income Fund(h)
Class A
12/31/17		10.55		0.53		(0.03)		0.50		(0.21)		(0.05)	10.79		4.73		65,795	86	1.00		1.00		4.91
12/31/16	*	10.00		0.28		0.27		0.55		—		—	10.55		5.50		624,884	82	1.00		1.00		4.04

Class I
12/31/17	‡‡	10.76		0.14		(0.09)		0.05		—		—	10.81		0.46		627,214	86	0.71		0.71		4.97

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/DFA U.S. Core Equity Fund(h)
Class A
12/31/17		11.73	0.12	2.22	2.34	(0.11)	(0.24)	13.72	20.23	1,122,274	7	0.80	(n)	0.85	(n)	0.98
12/31/16		10.66	0.14	1.33	1.47	(0.11)	(0.29)	11.73	14.02	947,909	16	0.80		0.88		1.24
12/31/15		11.39	0.13	(0.36)	(0.23)	(0.10)	(0.40)	10.66	(2.10)	721,244	11	0.80		0.88		1.10
12/31/14		10.54	0.11	0.93	1.04	(0.06)	(0.13)	11.39	9.82	693,371	15	0.80		0.89		1.03
12/31/13		8.15	0.10	2.75	2.85	(0.08)	(0.38)	10.54	35.17	500,412	9	0.80		0.91		1.03

Class I
12/31/17	‡	12.38	0.18	2.33	2.51	(0.13)	(0.24)	14.52	20.54	68,462	7	0.47	(n)	0.52	(n)	1.26
12/31/16		11.22	0.17	1.41	1.58	(0.13)	(0.29)	12.38	14.31	330	16	0.60		0.68		1.45
12/31/15		11.96	0.16	(0.38)	(0.22)	(0.12)	(0.40)	11.22	(1.92)	276	11	0.60		0.68		1.30
12/31/14		11.05	0.14	0.97	1.11	(0.07)	(0.13)	11.96	10.02	350	15	0.60		0.69		1.22
12/31/13		8.52	0.12	2.88	3.00	(0.09)	(0.38)	11.05	35.43	342	9	0.60		0.71		1.24

JNL/DoubleLine Core Fixed Income Fund(h)
Class A
12/31/17		12.31	0.31	0.35	0.66	(0.04)	—	12.93	5.39	3,195,393	550	0.79	(i)(n)	0.81	(i)(n)	2.44
12/31/16		12.04	0.33	0.00	0.33	(0.05)	(0.01)	12.31	2.72	3,733,713	475	0.82	(i)	0.84	(i)	2.63
12/31/15		12.61	0.30	(0.25)	0.05	(0.38)	(0.24)	12.04	0.41	4,316,143	439	0.79	(i)	0.80	(i)	2.35
12/31/14		12.61	0.16	0.34	0.50	(0.45)	(0.05)	12.61	3.98	4,541,679	265	0.80	(i)	0.80	(i)	1.27
12/31/13		13.06	0.14	(0.41)	(0.27)	(0.16)	(0.02)	12.61	(2.08)	5,138,711	421	0.80	(i)	0.80	(i)	1.05

Class I
12/31/17	‡	13.25	0.34	0.39	0.73	(0.07)	—	13.91	5.54	249,704	550	0.54	(i)(n)	0.54	(i)(n)	2.45
12/31/16		12.93	0.38	0.00	0.38	(0.05)	(0.01)	13.25	2.96	17,283	475	0.62	(i)	0.64	(i)	2.86
12/31/15		13.50	0.35	(0.27)	0.08	(0.41)	(0.24)	12.93	0.56	17,787	439	0.59	(i)	0.60	(i)	2.55
12/31/14		13.46	0.20	0.37	0.57	(0.48)	(0.05)	13.50	4.27	18,000	265	0.60	(i)	0.60	(i)	1.47
12/31/13		13.93	0.17	(0.43)	(0.26)	(0.19)	(0.02)	13.46	(1.92)	19,989	421	0.60	(i)	0.60	(i)	1.26

JNL/DoubleLine Emerging Markets Fixed Income Fund(h)
Class A
12/31/17		10.49	0.34	0.42	0.76	(0.07)	(0.07)	11.11	7.30	11,771	103	1.09		1.09		3.10
12/31/16	*	10.00	0.26	0.23	0.49	—	—	10.49	4.90	136,446	68	1.10		1.10		3.59

Class I
12/31/17	‡‡	11.13	0.08	(0.08)	0.00	—	—	11.13	0.00	531,827	103	0.82		0.82		2.64

JNL/DoubleLine Shiller Enhanced CAPE Fund(h)
Class A
12/31/17		12.86	0.23	2.50	2.73	—	(0.63)	14.96	21.51	673,994	88	1.07		1.07		1.63
12/31/16		10.99	0.19	1.88	2.07	(0.10)	(0.10)	12.86	18.90	810,413	106	1.09		1.09		1.54
12/31/15	*	10.00	0.03	0.96	0.99	—	—	10.99	9.90	165,333	7	1.10		1.10		1.15

Class I
12/31/17	‡‡	14.09	0.09	0.79	0.88	—	—	14.97	6.25	730,742	88	0.79		0.79		2.33

JNL/FPA + DoubleLine Flexible Allocation Fund(h)
Class A
12/31/17		11.66	0.11	1.17	1.28	(0.12)	(0.11)	12.71	11.06	1,943,204	50	1.25	(i)(n)	1.27	(i)(n)	0.88
12/31/16		11.59	0.10	0.31	0.41	(0.13)	(0.21)	11.66	3.67	2,008,235	230	1.22	(i)	1.23	(i)	0.87
12/31/15	(g)	13.64	0.08	(1.32)	(1.24)	(0.10)	(0.71)	11.59	(9.15)	2,358,531	74	1.19		1.19		0.59
12/31/14	(g)	15.11	0.11	(0.70)	(0.59)	(0.16)	(0.72)	13.64	(4.04)	3,054,663	79	1.20		1.20		0.77
12/31/13	(g)	12.37	0.08	2.84	2.92	(0.18)	—	15.11	23.65	3,049,751	82	1.20		1.20		0.60

Class I
12/31/17	‡	11.70	0.13	1.19	1.32	(0.14)	(0.11)	12.77	11.40	248,232	50	1.04	(i)(n)	1.04	(i)(n)	1.06
12/31/16		11.64	0.12	0.31	0.43	(0.16)	(0.21)	11.70	3.86	657	230	1.02	(i)	1.03	(i)	1.08
12/31/15	(g)	13.70	0.11	(1.33)	(1.22)	(0.13)	(0.71)	11.64	(8.95)	657	74	0.99		0.99		0.80
12/31/14	(g)	15.16	0.15	(0.71)	(0.56)	(0.18)	(0.72)	13.70	(3.80)	717	79	1.00		1.00		1.01
12/31/13	(g)	12.41	0.10	2.85	2.95	(0.20)	—	15.16	23.82	915	82	1.00		1.00		0.77

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from						Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/Franklin Templeton Global Fund(h)
Class A
12/31/17		10.15	0.19	1.59	1.78	(0.19)		—		11.74	17.56	552,505	28	1.00		1.00		1.68
12/31/16		9.98	0.18	0.84	1.02	(0.21)		(0.63)		10.15	10.58	953,110	23	1.01		1.01		1.79
12/31/15		11.23	0.19	(0.90)	(0.71)	(0.26)		(0.28)		9.98	(6.43)	1,046,543	21	1.00		1.00		1.66
12/31/14		11.67	0.26	(0.53)	(0.27)	(0.09)		(0.08)		11.23	(2.36)	1,225,062	18	1.00		1.00		2.21
12/31/13		9.05	0.13	2.61	2.74	(0.12)		—		11.67	30.35	988,313	17	1.02		1.02		1.26

Class I
12/31/17	‡	10.18	0.14	1.68	1.82	(0.21)		—		11.79	17.92	495,254	28	0.73		0.73		1.23
12/31/16		10.02	0.20	0.83	1.03	(0.24)		(0.63)		10.18	10.72	471	23	0.81		0.81		1.99
12/31/15		11.27	0.21	(0.90)	(0.69)	(0.28)		(0.28)		10.02	(6.20)	443	21	0.80		0.80		1.84
12/31/14		11.71	0.30	(0.55)	(0.25)	(0.11)		(0.08)		11.27	(2.23)	550	18	0.80		0.80		2.50
12/31/13		9.07	0.15	2.63	2.78	(0.14)		—		11.71	30.66	478	17	0.82		0.82		1.49

JNL/Franklin Templeton Global Multisector Bond Fund(h)
Class A
12/31/17		10.36	0.55	(0.18)	0.37	—		—		10.73	3.57	725,646	46	1.03		1.03		5.16
12/31/16		10.04	0.45	(0.07)	0.38	(0.00)	(l)	(0.06)		10.36	3.82	1,724,715	65	1.05		1.07		4.62
12/31/15		11.51	0.43	(0.91)	(0.48)	(0.96)		(0.03)		10.04	(4.15)	1,840,377	37	1.05		1.08		3.77
12/31/14		11.99	0.45	(0.49)	(0.04)	(0.43)		(0.01)		11.51	(0.45)	2,064,144	28	1.07		1.08		3.73
12/31/13		11.84	0.40	0.01	0.41	(0.26)		(0.00)	(l)	11.99	3.53	1,752,613	26	1.08		1.09		3.34

Class I
12/31/17	‡	10.40	0.75	(0.35)	0.40	—		—		10.80	3.85	988,263	46	0.75		0.75		6.88
12/31/16		10.08	0.47	(0.06)	0.41	(0.03)		(0.06)		10.40	4.05	212	65	0.85		0.87		4.81
12/31/15		11.56	0.45	(0.92)	(0.47)	(0.98)		(0.03)		10.08	(4.02)	247	37	0.85		0.88		3.97
12/31/14		12.03	0.47	(0.49)	(0.02)	(0.44)		(0.01)		11.56	(0.24)	312	28	0.87		0.88		3.93
12/31/13		11.86	0.42	0.02	0.44	(0.27)		(0.00)	(l)	12.03	3.75	295	26	0.88		0.89		3.51

JNL/Franklin Templeton Income Fund(h)
Class A
12/31/17		11.32	0.47	0.65	1.12	(0.46)		—		11.98	9.93	2,054,043	24	0.92		0.92		4.01
12/31/16		10.39	0.45	1.00	1.45	(0.52)		—		11.32	14.12	2,469,017	43	0.93		0.93		4.15
12/31/15		11.73	0.50	(1.36)	(0.86)	(0.48)		—		10.39	(7.36)	2,293,763	29	0.92		0.92		4.35
12/31/14		11.73	0.50	(0.12)	0.38	(0.38)		—		11.73	3.19	2,704,647	24	0.92		0.92		4.07
12/31/13		10.67	0.51	0.98	1.49	(0.43)		—		11.73	14.08	2,192,366	20	0.93		0.93		4.49

Class I
12/31/17	‡	10.85	0.46	0.64	1.10	(0.48)		—		11.47	10.20	492,685	24	0.64		0.64		4.07
12/31/16		9.99	0.45	0.95	1.40	(0.54)		—		10.85	14.23	579	43	0.73		0.73		4.36
12/31/15		11.29	0.50	(1.29)	(0.79)	(0.51)		—		9.99	(7.08)	528	29	0.72		0.72		4.54
12/31/14		11.30	0.51	(0.12)	0.39	(0.40)		—		11.29	3.37	746	24	0.72		0.72		4.28
12/31/13		10.29	0.52	0.94	1.46	(0.45)		—		11.30	14.27	661	20	0.73		0.73		4.69

JNL/Franklin Templeton International Small Cap Growth Fund(h)
Class A
12/31/17		8.81	0.10	2.74	2.84	(0.11)		(0.03)		11.51	32.29	746,026	26	1.27		1.27		0.92
12/31/16		9.25	0.11	(0.22)	(0.11)	(0.14)		(0.19)		8.81	(1.17)	498,894	18	1.30		1.30		1.26
12/31/15		9.55	0.11	0.27	0.38	(0.09)		(0.59)		9.25	3.81	573,414	22	1.30		1.30		1.07
12/31/14		11.18	0.12	(1.17)	(1.05)	(0.09)		(0.49)		9.55	(9.42)	449,495	29	1.31		1.31		1.07
12/31/13		8.65	0.11	2.68	2.79	(0.10)		(0.16)		11.18	32.41	440,868	26	1.30		1.30		1.12

Class I
12/31/17	‡	8.90	0.12	2.77	2.89	(0.13)		(0.03)		11.63	32.49	637	26	1.03		1.03		1.13
12/31/16		9.34	0.13	(0.22)	(0.09)	(0.16)		(0.19)		8.90	(0.96)	287	18	1.10		1.10		1.43
12/31/15		9.63	0.14	0.26	0.40	(0.10)		(0.59)		9.34	4.05	241	22	1.10		1.10		1.33
12/31/14		11.26	0.14	(1.18)	(1.04)	(0.10)		(0.49)		9.63	(9.22)	273	29	1.11		1.11		1.26
12/31/13		8.70	0.14	2.69	2.83	(0.11)		(0.16)		11.26	32.73	287	26	1.10		1.10		1.36

JNL/Franklin Templeton Mutual Shares Fund(h)
Class A
12/31/17		11.31	0.17	0.73	0.90	(0.35)		(0.20)		11.66	8.11	703,977	18	0.99	(n)	1.02	(n)	1.45
12/31/16		10.73	0.19	1.42	1.61	(0.28)		(0.75)		11.31	15.68	1,190,462	20	1.02		1.03		1.69
12/31/15		12.24	0.20	(0.76)	(0.56)	(0.41)		(0.54)		10.73	(4.67)	1,126,952	25	1.02		1.02		1.64
12/31/14		11.72	0.30	0.55	0.85	(0.09)		(0.24)		12.24	7.30	1,228,576	26	1.03		1.03		2.47
12/31/13		9.21	0.17	2.43	2.60	(0.09)		—		11.72	28.29	1,119,740	28	1.03		1.03		1.55

Class I
12/31/17	‡	11.41	0.21	0.74	0.95	(0.38)		(0.20)		11.78	8.41	516,750	18	0.71	(n)	0.71	(n)	1.81
12/31/16		10.83	0.21	1.43	1.64	(0.31)		(0.75)		11.41	15.78	597	20	0.82		0.83		1.87
12/31/15		12.34	0.23	(0.76)	(0.53)	(0.44)		(0.54)		10.83	(4.43)	503	25	0.82		0.82		1.83
12/31/14		11.81	0.33	0.55	0.88	(0.11)		(0.24)		12.34	7.49	529	26	0.83		0.83		2.70
12/31/13		9.28	0.19	2.45	2.64	(0.11)		—		11.81	28.47	536	28	0.83		0.83		1.75

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)

JNL/Goldman Sachs Core Plus Bond Fund(h)
Class A
12/31/17		11.57	0.26	0.09	0.35	(0.24)	—	11.68	3.02	959,472	226	(o)	0.86	(n)	0.87	(n)	2.19
12/31/16		11.61	0.22	0.03	0.25	(0.29)	—	11.57	2.10	1,145,530	443	(o)	0.86		0.87		1.81
12/31/15		11.81	0.23	(0.18)	0.05	(0.25)	—	11.61	0.39	1,116,546	370	(o)	0.87		0.87		1.94
12/31/14		11.44	0.21	0.41	0.62	(0.25)	—	11.81	5.40	973,327	283	(o)	0.88		0.88		1.74
12/31/13		12.44	0.19	(0.32)	(0.13)	(0.37)	(0.50)	11.44	(1.05)	778,592	571	(o)	0.88		0.88		1.58

Class I
12/31/17	‡	11.77	0.30	0.09	0.39	(0.27)	—	11.89	3.27	155,230	226	(o)	0.58	(n)	0.58	(n)	2.50
12/31/16		11.80	0.24	0.04	0.28	(0.31)	—	11.77	2.33	480	443	(o)	0.66		0.67		2.01
12/31/15		11.99	0.26	(0.19)	0.07	(0.26)	—	11.80	0.62	430	370	(o)	0.67		0.67		2.14
12/31/14		11.61	0.23	0.42	0.65	(0.27)	—	11.99	5.59	426	283	(o)	0.68		0.68		1.93
12/31/13		12.63	0.22	(0.34)	(0.12)	(0.40)	(0.50)	11.61	(0.93)	378	571	(o)	0.68		0.68		1.77

JNL/Goldman Sachs Emerging Markets Debt Fund(h)
Class A
12/31/17		10.00	0.57	0.94	1.51	—	—	11.51	15.10	158,098	97		1.07	(n)	1.08	(n)	5.23
12/31/16		9.17	0.55	0.28	0.83	—	—	10.00	9.05	303,222	99		1.08		1.08		5.51
12/31/15		10.46	0.51	(1.80)	(1.29)	—	—	9.17	(12.33)	409,493	109		1.07		1.07		5.09
12/31/14		11.46	0.55	(1.11)	(0.56)	(0.20)	(0.24)	10.46	(4.94)	639,536	130		1.06		1.07		4.76
12/31/13		14.11	0.57	(1.67)	(1.10)	(1.09)	(0.46)	11.46	(7.77)	795,092	160		1.06		1.07		4.19

Class I
12/31/17	‡	10.12	0.71	0.84	1.55	—	—	11.67	15.32	169,284	97		0.79	(n)	0.79	(n)	6.21
12/31/16		9.26	0.59	0.27	0.86	—	—	10.12	9.29	184	99		0.88		0.88		5.81
12/31/15		10.54	0.54	(1.82)	(1.28)	—	—	9.26	(12.14)	165	109		0.87		0.87		5.37
12/31/14		11.55	0.58	(1.11)	(0.53)	(0.24)	(0.24)	10.54	(4.73)	170	130		0.86		0.87		5.00
12/31/13		14.22	0.60	(1.69)	(1.09)	(1.12)	(0.46)	11.55	(7.66)	169	160		0.86		0.87		4.38

JNL/GQG Emerging Markets Equity Fund
Class A
12/31/17	*	10.00	(0.01)	0.52	0.51	—	—	10.51	5.10	3,048	31		1.36		1.36		(0.27)

Class I
12/31/17	*	10.00	0.00	0.52	0.52	—	—	10.52	5.20	413,849	31		1.06		1.06		(0.07)

JNL/Harris Oakmark Global Equity Fund(h)
Class A
12/31/17		9.87	0.09	2.17	2.26	(0.03)	—	12.10	22.86	569,264	47		1.19		1.19		0.75
12/31/16		8.86	0.14	0.96	1.10	(0.09)	—	9.87	12.45	64,916	42		1.21		1.21		1.57
12/31/15	*	10.00	0.05	(1.19)	(1.14)	—	—	8.86	(11.40)	91,143	23		1.21		1.21		0.85

Class I
12/31/17	‡‡	11.85	0.00	0.26	0.26	—	—	12.11	2.19	552,138	47		0.86		0.86		0.16

JNL/Invesco China-India Fund(h)
Class A
12/31/17		6.91	0.02	3.59	3.61	(0.02)	—	10.50	52.32	747,775	49		1.21	(n)	1.24	(n)	0.21
12/31/16		7.41	0.05	(0.27)	(0.22)	(0.07)	(0.21)	6.91	(3.40)	406,147	118		1.23		1.27		0.64
12/31/15		7.89	0.09	(0.48)	(0.39)	(0.08)	(0.01)	7.41	(5.03)	363,197	62		1.30		1.30		1.08
12/31/14		7.14	0.10	0.72	0.82	(0.07)	—	7.89	11.40	381,803	34		1.31		1.31		1.37
12/31/13		7.38	0.07	(0.24)	(0.17)	(0.07)	—	7.14	(2.35)	354,740	29		1.31		1.31		1.07

Class I
12/31/17	‡	6.96	0.04	3.64	3.68	(0.04)	—	10.60	52.83	497	49		0.98	(n)	1.01	(n)	0.41
12/31/16		7.47	0.06	(0.28)	(0.22)	(0.08)	(0.21)	6.96	(3.34)	282	118		1.03		1.07		0.79
12/31/15		7.95	0.10	(0.48)	(0.38)	(0.09)	(0.01)	7.47	(4.81)	309	62		1.09		1.09		1.19
12/31/14		7.19	0.12	0.72	0.84	(0.08)	—	7.95	11.67	312	34		1.11		1.11		1.55
12/31/13		7.43	0.10	(0.26)	(0.16)	(0.08)	—	7.19	(2.14)	271	29		1.11		1.11		1.40

JNL/Invesco Diversified Dividend Fund
Class A
12/31/17	*	10.00	0.04	0.29	0.33	—	—	10.33	3.30	10,136	3		0.99		0.99		1.62

Class I
12/31/17	*	10.00	0.05	0.29	0.34	—	—	10.34	3.40	547,212	3		0.69		0.69		1.77

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)		Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/Invesco Global Real Estate Fund(h)
Class A
12/31/17		9.53	0.20	0.75	0.95	(0.31)	(0.20)	9.97	10.19		1,373,022	55	1.05	(n)	1.05	(n)	2.06
12/31/16		9.78	0.18	0.06	0.24	(0.20)	(0.29)	9.53	2.42		1,821,270	65	1.05		1.06		1.82
12/31/15		10.85	0.20	(0.31)	(0.11)	(0.31)	(0.65)	9.78	(0.96)		1,905,281	78	1.05		1.05		1.86
12/31/14		9.83	0.17	1.31	1.48	(0.13)	(0.33)	10.85	15.03		2,036,180	26	1.05		1.05		1.63
12/31/13		9.88	0.16	0.11	0.27	(0.32)	—	9.83	2.76		1,544,958	54	1.05		1.05		1.52

Class I
12/31/17	‡	9.67	0.27	0.72	0.99	(0.33)	(0.20)	10.13	10.46		602,227	55	0.77	(n)	0.77	(n)	2.74
12/31/16		9.92	0.20	0.07	0.27	(0.22)	(0.29)	9.67	2.61		899	65	0.85		0.86		2.02
12/31/15		10.99	0.23	(0.32)	(0.09)	(0.33)	(0.65)	9.92	(0.76)		930	78	0.85		0.85		2.07
12/31/14		9.94	0.19	1.33	1.52	(0.14)	(0.33)	10.99	15.34		997	26	0.85		0.85		1.80
12/31/13		9.98	0.18	0.11	0.29	(0.33)	—	9.94	2.97		876	54	0.85		0.85		1.69

JNL/Invesco International Growth Fund(h)
Class A
12/31/17		11.65	0.18	2.51	2.69	(0.19)	(0.05)	14.10	23.20		1,069,305	33	0.97	(n)	0.97	(n)	1.38
12/31/16		12.25	0.18	(0.32)	(0.14)	(0.21)	(0.25)	11.65	(1.19)		1,250,916	21	0.98		0.98		1.49
12/31/15		12.73	0.19	(0.44)	(0.25)	(0.23)	—	12.25	(2.03)		1,328,232	33	0.97		0.97		1.45
12/31/14		12.83	0.20	(0.17)	0.03	(0.13)	—	12.73	0.24		1,543,925	18	0.98		0.98		1.57
12/31/13		10.89	0.16	1.90	2.06	(0.12)	—	12.83	18.98		1,229,170	21	0.99		0.99		1.36

Class I
12/31/17	‡	12.26	0.07	2.80	2.87	(0.22)	(0.05)	14.86	23.47		429,217	33	0.69	(n)	0.69	(n)	0.45
12/31/16		12.88	0.22	(0.35)	(0.13)	(0.24)	(0.25)	12.26	(1.06)		633	21	0.78		0.78		1.70
12/31/15		13.37	0.21	(0.45)	(0.24)	(0.25)	—	12.88	(1.81)		648	33	0.77		0.77		1.58
12/31/14		13.45	0.25	(0.18)	0.07	(0.15)	—	13.37	0.49		727	18	0.78		0.78		1.82
12/31/13		11.41	0.20	1.98	2.18	(0.14)	—	13.45	19.13		746	21	0.79		0.79		1.60

JNL/Invesco Mid Cap Value Fund(h)
Class A
12/31/17		16.00	0.06	1.48	1.54	(0.20)	—	17.34	9.74		398,386	52	0.97	(n)	0.97	(n)	0.36
12/31/16		14.33	0.07	2.08	2.15	(0.06)	(0.42)	16.00	15.37		630,189	45	0.98		0.98		0.47
12/31/15		16.29	0.06	(1.53)	(1.47)	(0.05)	(0.44)	14.33	(9.08)		537,393	28	0.98		0.98		0.37
12/31/14		15.25	0.05	1.36	1.41	(0.03)	(0.34)	16.29	9.25		588,730	36	0.99		0.99		0.32
12/31/13		11.67	0.06	3.55	3.61	(0.03)	—	15.25	30.90	(k)	380,623	159	1.01		1.01		0.43

Class I
12/31/17	‡	16.19	0.16	1.42	1.58	(0.23)	—	17.54	9.88		140,547	52	0.70	(n)	0.70	(n)	0.92
12/31/16		14.49	0.10	2.12	2.22	(0.09)	(0.42)	16.19	15.64		206	45	0.78		0.78		0.67
12/31/15		16.46	0.09	(1.54)	(1.45)	(0.08)	(0.44)	14.49	(8.90)		216	28	0.78		0.78		0.57
12/31/14		15.39	0.08	1.38	1.46	(0.05)	(0.34)	16.46	9.47		279	36	0.79		0.79		0.51
12/31/13		11.77	0.09	3.57	3.66	(0.04)	—	15.39	31.14	(k)	250	159	0.81		0.81		0.66

JNL/Invesco Small Cap Growth Fund(h)
Class A
12/31/17		20.48	(0.07)	5.13	5.06	—	(0.63)	24.91	24.96		1,681,534	27	1.10	(n)	1.11	(n)	(0.32)
12/31/16		18.86	(0.04)	2.18	2.14	—	(0.52)	20.48	11.51		1,534,205	33	1.10		1.11		(0.20)
12/31/15		20.40	(0.07)	(0.27)	(0.34)	—	(1.20)	18.86	(1.79)		1,318,791	28	1.10		1.12		(0.31)
12/31/14		19.59	(0.03)	1.59	1.56	—	(0.75)	20.40	7.99		917,464	37	1.11		1.12		(0.13)
12/31/13		14.30	(0.05)	5.71	5.66	(0.02)	(0.35)	19.59	39.69		731,601	30	1.12		1.13		(0.30)

Class I
12/31/17	‡	21.16	0.00	5.28	5.28	—	(0.63)	25.81	25.20		235,662	27	0.81	(n)	0.81	(n)	0.01
12/31/16		19.43	0.00	2.25	2.25	—	(0.52)	21.16	11.74		802	33	0.90		0.91		(0.01)
12/31/15		20.94	(0.03)	(0.28)	(0.31)	—	(1.20)	19.43	(1.60)		760	28	0.90		0.92		(0.13)
12/31/14		20.05	0.02	1.62	1.64	—	(0.75)	20.94	8.21		713	37	0.91		0.92		0.08
12/31/13		14.62	(0.02)	5.83	5.81	(0.03)	(0.35)	20.05	39.88		634	30	0.92		0.93		(0.10)

JNL/JPMorgan MidCap Growth Fund(h)
Class A
12/31/17		27.08	(0.06)	7.99	7.93	—	(0.50)	34.51	29.40		1,477,372	55	0.92		0.92		(0.21)
12/31/16		29.43	(0.02)	0.13	0.11	—	(2.46)	27.08	0.52		1,561,280	44	0.93		0.93		(0.09)
12/31/15		31.95	(0.08)	1.06	0.98	—	(3.50)	29.43	3.01		1,719,810	60	0.93		0.93		(0.23)
12/31/14		31.06	(0.12)	3.60	3.48	—	(2.59)	31.95	11.19		1,357,985	67	0.94		0.94		(0.36)
12/31/13		21.90	0.01	9.19	9.20	(0.04)	—	31.06	42.03		1,288,083	71	0.96		0.96		0.03

Class I
12/31/17	‡	27.65	(0.02)	8.20	8.18	—	(0.50)	35.33	29.70		615,880	55	0.63		0.63		(0.06)
12/31/16		29.94	0.03	0.14	0.17	—	(2.46)	27.65	0.71		228	44	0.73		0.73		0.11
12/31/15		32.38	(0.01)	1.07	1.06	—	(3.50)	29.94	3.22		310	60	0.73		0.73		(0.04)
12/31/14		31.39	(0.05)	3.63	3.58	—	(2.59)	32.38	11.40		248	67	0.74		0.74		(0.16)
12/31/13		22.11	0.06	9.29	9.35	(0.07)	—	31.39	42.31		305	71	0.76		0.76		0.22

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)		Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)

JNL/JPMorgan U.S. Government & Quality Bond Fund(h)
Class A
12/31/17		13.11	0.29	0.04	0.33	(0.35)	—	13.09	2.51		841,921	6	0.68		0.68		2.18
12/31/16		13.16	0.28	(0.08)	0.20	(0.25)	—	13.11	1.45		1,496,044	18	0.68		0.68		2.04
12/31/15		13.39	0.27	(0.21)	0.06	(0.29)	—	13.16	0.46		1,426,114	9	0.69		0.69		1.97
12/31/14		13.11	0.31	0.40	0.71	(0.43)	—	13.39	5.40		1,252,524	15	0.69		0.69		2.32
12/31/13		14.09	0.34	(0.83)	(0.49)	(0.49)	—	13.11	(3.51)	(k)	1,168,654	1	0.69		0.69		2.44

Class I
12/31/17	‡	13.76	0.35	0.02	0.37	(0.38)	—	13.75	2.70		522,010	6	0.40		0.40		2.52
12/31/16		13.80	0.32	(0.09)	0.23	(0.27)	—	13.76	1.62		790	18	0.48		0.48		2.24
12/31/15		14.02	0.31	(0.22)	0.09	(0.31)	—	13.80	0.67		1,000	9	0.49		0.49		2.16
12/31/14		13.71	0.35	0.42	0.77	(0.46)	—	14.02	5.61		621	15	0.49		0.49		2.49
12/31/13		14.72	0.38	(0.87)	(0.49)	(0.52)	—	13.71	(3.33)	(k)	604	1	0.49		0.49		2.65

JNL/Lazard Emerging Markets Fund(h)
Class A
12/31/17		9.02	0.17	2.40	2.57	(0.13)	—	11.46	28.60		479,920	13	1.21	(n)	1.22	(n)	1.66
12/31/16		7.72	0.12	1.38	1.50	(0.20)	—	9.02	19.28	(k)	876,859	32	1.22		1.24		1.39
12/31/15		9.97	0.16	(2.02)	(1.86)	(0.29)	(0.10)	7.72	(18.69)		832,464	16	1.22		1.23		1.68
12/31/14		10.97	0.22	(0.78)	(0.56)	(0.19)	(0.25)	9.97	(5.26)		1,333,382	17	1.21		1.22		1.94
12/31/13		11.47	0.18	(0.31)	(0.13)	(0.17)	(0.20)	10.97	(1.10)		1,522,796	26	1.22		1.23		1.65

Class I
12/31/17	‡	9.05	0.05	2.56	2.61	(0.15)	—	11.51	28.94		535,865	13	0.94	(n)	0.94	(n)	0.50
12/31/16		7.75	0.14	1.38	1.52	(0.22)	—	9.05	19.50	(k)	488	32	1.02		1.04		1.59
12/31/15		10.03	0.17	(2.03)	(1.86)	(0.32)	(0.10)	7.75	(18.59)		418	16	1.02		1.03		1.83
12/31/14		11.03	0.24	(0.78)	(0.54)	(0.21)	(0.25)	10.03	(5.02)		541	17	1.01		1.02		2.12
12/31/13		11.52	0.21	(0.31)	(0.10)	(0.19)	(0.20)	11.03	(0.83)		602	26	1.02		1.03		1.84

JNL/Mellon Capital Consumer Staples Sector Fund
Class A
12/31/17	*	10.00	0.06	0.55	0.61	—	—	10.61	6.10		7,763	73	0.71		0.71		2.08

Class I
12/31/17	*	10.00	0.07	0.55	0.62	—	—	10.62	6.20		47	73	0.36		0.41		2.58

JNL/Mellon Capital Emerging Markets Index Fund(h)
Class A
12/31/17		8.73	0.16	2.99	3.15	(0.10)	—	11.78	36.11		1,359,166	33	0.72	(n)	0.74	(n)	1.57
12/31/16		8.06	0.15	0.67	0.82	(0.15)	—	8.73	10.09		958,527	11	0.75		0.76		1.70
12/31/15		9.68	0.18	(1.66)	(1.48)	(0.14)	—	8.06	(15.29)		712,637	28	0.75		0.75		1.87
12/31/14		10.16	0.19	(0.56)	(0.37)	(0.11)	—	9.68	(3.69)		805,897	24	0.76		0.76		1.86
12/31/13		10.67	0.16	(0.60)	(0.44)	(0.07)	—	10.16	(4.16)		720,551	69	0.79		0.79		1.58

Class I
12/31/17	‡	8.76	0.06	3.14	3.20	(0.11)	—	11.85	36.59		39,436	33	0.44	(n)	0.44	(n)	0.54
12/31/16		8.09	0.16	0.68	0.84	(0.17)	—	8.76	10.25		57	11	0.55		0.56		1.78
12/31/15		9.72	0.20	(1.67)	(1.47)	(0.16)	—	8.09	(15.18)		30	28	0.55		0.55		2.03
12/31/14		10.20	0.20	(0.56)	(0.36)	(0.12)	—	9.72	(3.54)		84	24	0.56		0.56		1.98
12/31/13		10.69	0.17	(0.59)	(0.42)	(0.07)	—	10.20	(3.89)		151	69	0.59		0.59		1.69

JNL/Mellon Capital European 30 Fund(h)
Class A
12/31/17		11.26	0.41	2.26	2.67	(0.38)	—	13.55	23.74		488,095	63	0.65		0.65		3.19
12/31/16		11.85	0.37	(0.59)	(0.22)	(0.37)	—	11.26	(1.84)		350,097	81	0.65		0.65		3.26
12/31/15		12.57	0.34	(0.57)	(0.23)	(0.21)	(0.28)	11.85	(1.95)		465,106	51	0.68		0.68		2.65
12/31/14		13.16	0.42	(0.86)	(0.44)	(0.15)	—	12.57	(3.40)		259,340	61	0.71		0.71		3.09
12/31/13		10.16	0.34	2.76	3.10	(0.10)	—	13.16	30.61		139,057	55	0.75		0.75		2.90

Class I
12/31/17	‡	11.36	0.45	2.27	2.72	(0.40)	—	13.68	24.00		37	63	0.42		0.42		3.45
12/31/16		11.95	0.38	(0.57)	(0.19)	(0.40)	—	11.36	(1.60)		23	81	0.45		0.45		3.26
12/31/15		12.67	0.39	(0.61)	(0.22)	(0.22)	(0.28)	11.95	(1.82)		20	51	0.48		0.48		3.03
12/31/14		13.25	0.47	(0.90)	(0.43)	(0.15)	—	12.67	(3.26)		178	61	0.51		0.51		3.46
12/31/13		10.21	0.43	2.72	3.15	(0.11)	—	13.25	30.91		182	55	0.55		0.55		3.71

JNL/Mellon Capital Industrials Sector Fund
Class A
12/31/17	*	10.00	0.04	0.63	0.67	—	—	10.67	6.70		16,835	94	0.70		0.70		1.27

Class I
12/31/17	*	10.00	0.06	0.61	0.67	—	—	10.67	6.70		61	94	0.38		0.43		2.14

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)		Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/Mellon Capital Materials Sector Fund
Class A
12/31/17	*	10.00	0.03	0.65	0.68	—	—	10.68	6.80		42,921	42	0.70		0.70		1.18

Class I
12/31/17	*	10.00	0.03	0.65	0.68	—	—	10.68	6.80		1	42	0.70		0.70		1.06

JNL/Mellon Capital Pacific Rim 30 Fund(h)
Class A
12/31/17		14.00	0.44	2.80	3.24	(0.51)	—	16.73	23.24		317,697	97	0.66		0.66		2.81
12/31/16		13.59	0.36	0.91	1.27	(0.28)	(0.58)	14.00	9.60		225,001	96	0.66		0.66		2.67
12/31/15		13.67	0.28	0.40	0.68	(0.29)	(0.47)	13.59	4.97		236,909	145	0.70		0.70		1.94
12/31/14		13.90	0.41	0.05	0.46	(0.35)	(0.34)	13.67	3.21		172,925	99	0.72		0.72		2.79
12/31/13		12.78	0.38	1.23	1.61	(0.49)	—	13.90	12.66		153,713	100	0.73		0.73		2.71

Class I
12/31/17	‡	14.13	0.49	2.81	3.30	(0.53)	—	16.90	23.49		111	97	0.43		0.43		3.09
12/31/16		13.71	0.40	0.91	1.31	(0.31)	(0.58)	14.13	9.82		77	96	0.46		0.46		2.89
12/31/15		13.78	0.33	0.38	0.71	(0.31)	(0.47)	13.71	5.16		69	145	0.50		0.50		2.27
12/31/14		14.00	0.44	0.05	0.49	(0.37)	(0.34)	13.78	3.42		250	99	0.52		0.52		2.97
12/31/13		12.85	0.42	1.24	1.66	(0.51)	—	14.00	12.87		235	100	0.53		0.53		2.98

JNL/Mellon Capital Real Estate Sector Fund
Class A
12/31/17	*	10.00	0.16	0.07	0.23	—	—	10.23	2.30		6,475	9	0.68		0.68		5.75

Class I
12/31/17	*	10.00	0.14	0.10	0.24	—	—	10.24	2.40		160,823	9	0.33		0.38		5.17

JNL/Mellon Capital S&P 500 Index Fund(h)
Class A
12/31/17		18.65	0.30	3.61	3.91	(0.28)	(0.34)	21.94	21.16		7,273,736	11	0.53	(n)	0.54	(n)	1.49
12/31/16		16.79	0.29	1.62	1.91	(0.02)	(0.03)	18.65	11.37		6,405,019	5	0.54		0.55		1.67
12/31/15		17.11	0.27	(0.12)	0.15	(0.24)	(0.23)	16.79	0.87		5,384,191	5	0.55		0.56		1.57
12/31/14		15.32	0.24	1.77	2.01	(0.20)	(0.02)	17.11	13.07		4,131,640	2	0.55		0.56		1.47
12/31/13		11.82	0.21	3.53	3.74	(0.17)	(0.07)	15.32	31.64		3,067,267	2	0.56		0.57		1.51

Class I
12/31/17	‡	19.05	0.37	3.68	4.05	(0.31)	(0.34)	22.45	21.49		597,675	11	0.24	(n)	0.24	(n)	1.68
12/31/16		17.12	0.33	1.65	1.98	(0.02)	(0.03)	19.05	11.56		5,184	5	0.34		0.35		1.86
12/31/15		17.47	0.30	(0.15)	0.15	(0.27)	(0.23)	17.12	0.86		4,671	5	0.36		0.37		1.72
12/31/14		15.63	0.27	1.81	2.08	(0.22)	(0.02)	17.47	13.30		39,667	2	0.35		0.36		1.67
12/31/13		12.05	0.24	3.60	3.84	(0.19)	(0.07)	15.63	31.89		27,825	2	0.36		0.37		1.71

JNL S&P 500 Index Fund
Class I
12/31/17	*	10.00	0.05	0.69	0.74	—	—	10.74	7.40		6,100	7	0.20		0.33		1.75

JNL/Mellon Capital S&P 400 MidCap Index Fund(h)
Class A
12/31/17		20.30	0.20	2.84	3.04	(0.21)	(1.47)	21.66	15.67		2,863,729	20	0.56		0.56		0.93
12/31/16		17.01	0.22	3.19	3.41	(0.03)	(0.09)	20.30	20.12		2,625,491	33	0.57		0.57		1.23
12/31/15		19.00	0.21	(0.72)	(0.51)	(0.17)	(1.31)	17.01	(2.69)		2,122,780	23	0.57		0.57		1.08
12/31/14		18.56	0.18	1.55	1.73	(0.18)	(1.11)	19.00	9.23		1,878,431	16	0.57		0.57		0.91
12/31/13		14.46	0.16	4.60	4.76	(0.13)	(0.53)	18.56	32.99	(k)	1,638,827	11	0.58		0.58		0.93

Class I
12/31/17	‡	20.64	0.32	2.81	3.13	(0.24)	(1.47)	22.06	15.88		286,558	20	0.27		0.27		1.50
12/31/16		17.27	0.26	3.24	3.50	(0.04)	(0.09)	20.64	20.34		1,722	33	0.37		0.37		1.43
12/31/15		19.32	0.23	(0.77)	(0.54)	(0.20)	(1.31)	17.27	(2.77)		1,410	23	0.38		0.38		1.16
12/31/14		18.84	0.22	1.58	1.80	(0.21)	(1.11)	19.32	9.50		16,813	16	0.37		0.37		1.12
12/31/13		14.67	0.19	4.67	4.86	(0.16)	(0.53)	18.84	33.19	(k)	13,326	11	0.38		0.38		1.12

JNL/Mellon Capital S&P 1500 Growth Index Fund
Class A
12/31/17	*	10.00	0.03	0.71	0.74	—	—	10.74	7.40		17,074	61	0.68		0.68		0.95

Class I
12/31/17	*	10.00	0.04	0.70	0.74	—	—	10.74	7.40		10	61	0.35		0.39		1.30

JNL/Mellon Capital S&P 1500 Value Index Fund
Class A
12/31/17	*	10.00	0.05	0.65	0.70	—	—	10.70	7.00		8,936	58	0.68		0.68		1.82

Class I
12/31/17	*	10.00	0.05	0.64	0.69	—	—	10.69	6.90		12	58	0.38		0.42		1.92

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from							Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)		Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)(c)
JNL/Mellon Capital Small Cap Index Fund(h)
Class A
12/31/17		18.40	0.17	2.11	2.28	(0.16)		(0.81)		19.71	12.83		2,097,611	22		0.56	0.56	0.91
12/31/16		14.70	0.16	3.63	3.79	(0.08)		(0.01)		18.40	25.87		2,319,235	22		0.57	0.57	1.01
12/31/15		17.46	0.19	(0.98)	(0.79)	(0.11)		(1.86)		14.70	(4.56)		1,733,948	81		0.56	0.56	1.06
12/31/14		16.85	0.17	0.61	0.78	(0.17)		—		17.46	4.65		1,895,881	18		0.55	0.55	1.03
12/31/13		12.82	0.16	4.76	4.92	(0.15)	(p)	(0.74)		16.85	38.44	(k)	1,829,922	18		0.56	0.56	1.04

Class I
12/31/17	‡	18.70	0.29	2.07	2.36	(0.19)		(0.81)		20.06	13.08		257,901	22		0.27	0.27	1.49
12/31/16		14.92	0.19	3.69	3.88	(0.09)		(0.01)		18.70	26.13		1,690	22		0.37	0.37	1.21
12/31/15		17.68	0.23	(1.00)	(0.77)	(0.13)		(1.86)		14.92	(4.39)		1,283	81		0.36	0.36	1.26
12/31/14		17.06	0.21	0.62	0.83	(0.21)		—		17.68	4.85		21,920	18		0.35	0.35	1.24
12/31/13		12.97	0.19	4.81	5.00	(0.17)	(p)	(0.74)		17.06	38.64	(k)	19,630	18		0.36	0.36	1.23

JNL/Mellon Capital International Index Fund(h)
Class A
12/31/17		12.82	0.34	2.85	3.19	(0.42)		—		15.59	25.03		1,703,844	10		0.63	0.63	2.39
12/31/16		12.75	0.34	(0.24)	0.10	(0.03)		—		12.82	0.80		2,257,948	7		0.63	0.63	2.69
12/31/15		13.19	0.34	(0.49)	(0.15)	(0.29)		—		12.75	(1.09)		2,322,277	6		0.62	0.62	2.46
12/31/14		14.51	0.46	(1.34)	(0.88)	(0.44)		—		13.19	(6.08)		2,190,126	6		0.62	0.62	3.15
12/31/13		12.22	0.33	2.28	2.61	(0.32)		—		14.51	21.43		2,303,582	1		0.63	0.63	2.48

Class I
12/31/17	‡	13.30	0.27	3.10	3.37	(0.46)		—		16.21	25.45		397,977	10		0.34	0.34	1.68
12/31/16		13.21	0.37	(0.25)	0.12	(0.03)		—		13.30	0.94		1,515	7		0.43	0.43	2.89
12/31/15		13.67	0.43	(0.57)	(0.14)	(0.32)		—		13.21	(1.00)		1,545	6		0.42	0.42	3.02
12/31/14		15.01	0.49	(1.36)	(0.87)	(0.47)		—		13.67	(5.82)		35,282	6		0.42	0.42	3.29
12/31/13		12.63	0.37	2.36	2.73	(0.35)		—		15.01	21.64		32,612	1		0.43	0.43	2.69

JNL/Mellon Capital MSCI KLD 400 Social Index Fund(h)
Class A
12/31/17	*	10.00	0.09	1.21	1.30	(0.05)		(0.19)		11.06	12.99		15,812	65		0.76	0.76	1.19

Class I
12/31/17	*‡‡	10.60	0.03	0.67	0.70	(0.06)		(0.19)		11.05	6.60		1	65		0.71	0.71	1.16

JNL/Mellon Capital Bond Index Fund(h)
Class A
12/31/17		11.63	0.22	0.13	0.35	(0.23)		—		11.75	3.02		892,847	46	(q)	0.57	0.57	1.88
12/31/16		11.50	0.21	0.01	0.22	(0.09)		—		11.63	1.92		1,136,243	77	(q)	0.57	0.57	1.78
12/31/15		11.78	0.22	(0.24)	(0.02)	(0.23)		(0.03)		11.50	(0.12)		1,050,126	80	(q)	0.58	0.58	1.85
12/31/14		11.62	0.24	0.41	0.65	(0.37)		(0.12)		11.78	5.61		892,848	78	(q)	0.57	0.57	1.97
12/31/13		12.22	0.20	(0.53)	(0.33)	(0.26)		(0.01)		11.62	(2.73)		1,543,416	69	(q)	0.56	0.56	1.66

Class I
12/31/17	‡	12.03	0.27	0.12	0.39	(0.25)		—		12.17	3.28		307,567	46	(q)	0.28	0.28	2.24
12/31/16		11.88	0.24	0.01	0.25	(0.10)		—		12.03	2.10		1,407	77	(q)	0.37	0.37	1.98
12/31/15		12.15	0.25	(0.24)	0.01	(0.25)		(0.03)		11.88	0.15		1,369	80	(q)	0.38	0.38	2.06
12/31/14		11.99	0.27	0.42	0.69	(0.41)		(0.12)		12.15	5.75		5,477	78	(q)	0.37	0.37	2.18
12/31/13		12.61	0.23	(0.56)	(0.33)	(0.28)		(0.01)		11.99	(2.60)		4,558	69	(q)	0.36	0.36	1.87

JNL/Mellon Capital Utilities Sector Fund(h)
Class A
12/31/17		12.41	0.35	1.10	1.45	(0.33)		(0.35)		13.18	11.62		81,487	11		0.69	0.69	2.63
12/31/16		10.99	0.34	1.50	1.84	(0.23)		(0.19)		12.41	16.81		76,323	25		0.69	0.69	2.75
12/31/15		11.85	0.33	(0.98)	(0.65)	(0.15)		(0.06)		10.99	(5.41)		43,462	34		0.70	0.70	2.92
12/31/14		9.39	0.31	2.15	2.46	(0.00)	(l)	—		11.85	26.20		46,617	14		0.71	0.71	2.87
12/31/13	*	10.00	0.22	(0.62)	(0.40)	(0.21)		(0.00)	(l)	9.39	(3.98)		3,246	77		0.73	0.73	3.41

Class I
12/31/17	‡‡	13.18	0.14	(0.12)	0.02	—		—		13.20	0.15		22	11		0.35	0.40	3.69

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)		Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/MFS Mid Cap Value Fund(h)
Class A
12/31/17		10.87	0.09	1.32	1.41	(0.15)	—	12.13	13.02		857,083	129		0.97	(n)	0.99	(n)	0.76
12/31/16		9.57	0.08	1.22	1.30	—	—	10.87	13.58		910,162	135		1.00		1.01		0.82
12/31/15		11.65	0.07	(1.12)	(1.05)	(0.07)	(0.96)	9.57	(8.96)		1,107,234	96		0.99		1.01		0.62
12/31/14		12.05	0.08	1.52	1.60	(0.10)	(1.90)	11.65	13.13		1,259,794	102		0.99		1.01		0.65
12/31/13		11.06	0.07	3.52	3.59	(0.05)	(2.55)	12.05	32.73		1,141,673	121		1.00		1.01		0.57

Class I
12/31/17	‡	10.93	0.13	1.32	1.45	(0.18)	—	12.20	13.33		97,911	129		0.70	(n)	0.71	(n)	1.14
12/31/16		9.61	0.10	1.22	1.32	—	—	10.93	13.74		11,032	135		0.80		0.81		1.02
12/31/15		11.69	0.09	(1.12)	(1.03)	(0.09)	(0.96)	9.61	(8.71)		10,624	96		0.79		0.81		0.79
12/31/14		12.09	0.11	1.52	1.63	(0.13)	(1.90)	11.69	13.33		24,471	102		0.79		0.81		0.86
12/31/13		11.09	0.10	3.52	3.62	(0.07)	(2.55)	12.09	32.90		19,136	121		0.80		0.81		0.80

JNL Multi-Manager Alternative Fund(h)
Class A
12/31/17		9.63	0.01	0.60	0.61	(0.05)	—	10.19	6.39		13,079	240	(r)	2.05	(i)(n)	2.21	(i)(n)	0.14
12/31/16		9.57	0.01	0.14	0.15	(0.03)	(0.06)	9.63	1.60		802,534	278		2.07	(i)	2.49	(i)	0.12
12/31/15	*	10.00	0.00	(0.43)	(0.43)	—	—	9.57	(4.30)		707,434	178		2.10	(i)	2.51	(i)	0.07

Class I
12/31/17	‡‡	10.09	0.02	0.09	0.11	—	—	10.20	1.09		1,026,572	240	(r)	1.64	(i)(n)	1.64	(i)(n)	0.59

JNL Multi-Manager Mid Cap Fund(h)
Class A
12/31/17		10.67	0.03	1.68	1.71	(0.01)	(0.03)	12.34	16.04		60,188	38		1.08		1.08		0.27
12/31/16	*	10.00	0.01	0.66	0.67	—	—	10.67	6.70		807,473	13		1.09		1.09		0.23

Class I
12/31/17	‡‡	11.62	0.02	0.72	0.74	—	—	12.36	6.37		905,025	38		0.82		0.82		0.47

JNL Multi-Manager Small Cap Growth Fund(h)
Class A
12/31/17		20.34	(0.09)	5.63	5.54	—	—	25.88	27.24		1,276,476	99		0.97		0.97		(0.38)
12/31/16		22.26	(0.04)	1.15	1.11	—	(3.03)	20.34	5.75		1,293,050	119		0.98		0.98		(0.18)
12/31/15		27.27	(0.13)	(1.06)	(1.19)	—	(3.82)	22.26	(4.68)		1,260,834	137		0.98		0.98		(0.49)
12/31/14		29.09	(0.08)	0.85	0.77	—	(2.59)	27.27	2.80		1,361,883	46		0.97		0.97		(0.27)
12/31/13		22.77	(0.07)	6.99	6.92	(0.02)	(0.58)	29.09	30.47	(k)	1,637,979	71		0.97		0.97		(0.28)

Class I
12/31/17	‡	21.23	(0.04)	5.88	5.84	—	—	27.07	27.51		430,734	99		0.70		0.70		(0.15)
12/31/16		23.06	0.00	1.20	1.20	—	(3.03)	21.23	5.95		867	119		0.78		0.78		0.02
12/31/15		28.05	(0.08)	(1.09)	(1.17)	—	(3.82)	23.06	(4.47)		894	137		0.78		0.78		(0.28)
12/31/14		29.78	(0.02)	0.88	0.86	—	(2.59)	28.05	3.04		1,188	46		0.77		0.77		(0.07)
12/31/13		23.29	(0.02)	7.15	7.13	(0.06)	(0.58)	29.78	30.69	(k)	1,159	71		0.77		0.77		(0.08)

JNL Multi-Manager Small Cap Value Fund(h)
Class A
12/31/17		14.56	0.06	1.50	1.56	(0.09)	(0.70)	15.33	11.06		695,070	79		1.07		1.07		0.38
12/31/16		12.86	0.09	2.80	2.89	(0.09)	(1.10)	14.56	23.78		1,231,425	84		1.08		1.08		0.65
12/31/15		15.19	0.09	(1.49)	(1.40)	(0.05)	(0.88)	12.86	(9.44)		1,020,575	138		1.08		1.08		0.61
12/31/14		16.61	0.06	(0.04)	0.02	(0.06)	(1.38)	15.19	0.15		1,147,989	20		1.08		1.08		0.34
12/31/13		12.53	0.06	4.24	4.30	(0.12)	(0.10)	16.61	34.38		1,031,865	25		1.08		1.08		0.39

Class I
12/31/17	‡	14.58	0.16	1.43	1.59	(0.12)	(0.70)	15.35	11.26		535,602	79		0.81		0.81		1.04
12/31/16		12.86	0.11	2.81	2.92	(0.10)	(1.10)	14.58	24.02		521	84		0.88		0.88		0.84
12/31/15		15.19	0.12	(1.49)	(1.37)	(0.08)	(0.88)	12.86	(9.26)		417	138		0.88		0.88		0.82
12/31/14		16.60	0.09	(0.03)	0.06	(0.09)	(1.38)	15.19	0.36		511	20		0.88		0.88		0.52
12/31/13		12.51	0.09	4.24	4.33	(0.14)	(0.10)	16.60	34.67		556	25		0.88		0.88		0.60

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from						Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/Neuberger Berman Strategic Income Fund(h)
Class A
12/31/17		10.68	0.30	0.42	0.72	(0.32)		—		11.08	6.77	680,039	107	(s)	0.94		0.94		2.71
12/31/16		10.45	0.31	0.30	0.61	(0.34)		(0.04)		10.68	5.81	590,043	103	(s)	0.94		0.94		2.90
12/31/15		10.89	0.32	(0.44)	(0.12)	(0.15)		(0.17)		10.45	(1.14)	761,507	80	(s)	0.94		0.94		2.92
12/31/14		10.50	0.29	0.22	0.51	(0.08)		(0.04)		10.89	4.90	667,837	107	(s)	0.95		0.95		2.68
12/31/13		10.54	0.24	(0.25)	(0.01)	(0.02)		(0.01)		10.50	(0.10)	467,334	106	(s)	0.95		0.95		2.24

Class I
12/31/17	‡	10.74	0.35	0.40	0.75	(0.34)		—		11.15	7.03	25,034	107	(s)	0.66		0.66		3.16
12/31/16		10.52	0.34	0.29	0.63	(0.37)		(0.04)		10.74	5.93	19	103	(s)	0.74		0.74		3.14
12/31/15		10.94	0.34	(0.42)	(0.08)	(0.17)		(0.17)		10.52	(0.81)	36	80	(s)	0.74		0.74		3.09
12/31/14		10.53	0.31	0.23	0.54	(0.09)		(0.04)		10.94	5.14	145	107	(s)	0.75		0.75		2.88
12/31/13		10.55	0.26	(0.25)	0.01	(0.02)		(0.01)		10.53	0.10	121	106	(s)	0.75		0.75		2.43

JNL/Oppenheimer Emerging Markets Innovator Fund(h)
Class A
12/31/17		8.45	0.03	3.46	3.49	(0.01)		—		11.93	41.28	38,336	41		1.44		1.44		0.26
12/31/16		8.49	0.02	(0.06)	(0.04)	—		—		8.45	(0.47)	292,781	23		1.47		1.47		0.25
12/31/15	*	10.00	0.01	(1.52)	(1.51)	—		—		8.49	(15.10)	129,094	39		1.46		1.46		0.08

Class I
12/31/17	‡‡	11.23	(0.01)	0.73	0.72	—		—		11.95	6.41	458,578	41		1.19		1.19		(0.19)

JNL/Oppenheimer Global Growth Fund(h)
Class A
12/31/17		13.74	0.08	4.88	4.96	(0.13)		—		18.57	36.15	1,964,715	14		0.95	(n)	0.96	(n)	0.52
12/31/16		14.23	0.12	(0.11)	0.01	(0.08)		(0.42)		13.74	0.10	1,809,162	19		0.96		0.97		0.86
12/31/15		14.19	0.11	0.43	0.54	(0.12)		(0.38)		14.23	3.80	1,532,163	17		0.97		0.97		0.75
12/31/14		14.26	0.16	0.12	0.28	(0.08)		(0.27)		14.19	1.91	1,233,220	20		0.99		0.99		1.11
12/31/13		11.40	0.11	2.87	2.98	(0.12)		(0.00)	(l)	14.26	26.24	987,372	15		0.99		0.99		0.88

Class I
12/31/17	‡	13.97	0.07	5.00	5.07	(0.15)		—		18.89	36.39	651,989	14		0.68	(n)	0.68	(n)	0.36
12/31/16		14.44	0.14	(0.09)	0.05	(0.10)		(0.42)		13.97	0.40	1,456	19		0.76		0.77		1.04
12/31/15		14.39	0.15	0.43	0.58	(0.15)		(0.38)		14.44	3.97	1,018	17		0.77		0.77		0.97
12/31/14		14.45	0.19	0.12	0.31	(0.10)		(0.27)		14.39	2.08	1,019	20		0.79		0.79		1.30
12/31/13		11.54	0.14	2.91	3.05	(0.14)		(0.00)	(l)	14.45	26.52	1,030	15		0.79		0.79		1.12

JNL/PIMCO Income Fund
Class A
12/31/17	*	10.00	0.06	0.01	0.07	—		—		10.07	0.70	132,772	60		0.98		0.98		2.15

Class I
12/31/17	*	10.00	0.06	0.02	0.08	—		—		10.08	0.80	504,472	60		0.68		0.68		2.39

JNL/PIMCO Real Return Fund(h)
Class A
12/31/17		9.65	0.17	0.13	0.30	—		—		9.95	3.11	1,195,715	162		1.16	(i)(n)	1.17	(i)(n)	1.71
12/31/16		9.74	0.17	0.35	0.52	(0.61)	(t)	—		9.65	5.17	1,750,231	118		1.05	(i)	1.05	(i)	1.70
12/31/15		10.46	0.05	(0.37)	(0.32)	(0.40)		—		9.74	(3.10)	1,571,160	29		0.94	(i)	0.94	(i)	0.47
12/31/14		10.20	0.15	0.19	0.34	(0.08)		—		10.46	3.29	1,950,838	34		0.86	(i)	0.86	(i)	1.37
12/31/13		12.89	0.07	(1.24)	(1.17)	(0.17)		(1.35)		10.20	(9.13)	1,820,680	86		0.86	(i)	0.86	(i)	0.61

Class I
12/31/17	‡	9.75	0.25	0.06	0.31	—		—		10.06	3.18	863,416	162		0.90	(i)(n)	0.90	(i)(n)	2.46
12/31/16		9.82	0.20	0.36	0.56	(0.63)	(t)	—		9.75	5.56	744	118		0.85	(i)	0.85	(i)	1.92
12/31/15		10.56	0.08	(0.40)	(0.32)	(0.42)		—		9.82	(3.03)	693	29		0.74	(i)	0.74	(i)	0.80
12/31/14		10.30	0.17	0.19	0.36	(0.10)		—		10.56	3.52	757	34		0.66	(i)	0.66	(i)	1.61
12/31/13		13.01	0.10	(1.25)	(1.15)	(0.21)		(1.35)		10.30	(8.88)	768	86		0.66	(i)	0.66	(i)	0.84

JNL/PPM America Floating Rate Income Fund(h)
Class A
12/31/17		10.58	0.37	(0.06)	0.31	(0.35)		—		10.54	2.92	1,457,373	63		0.96	(n)	0.96	(n)	3.48
12/31/16		10.11	0.39	0.55	0.94	(0.47)		—		10.58	9.42	1,410,038	50		0.99		0.99		3.73
12/31/15		10.65	0.39	(0.52)	(0.13)	(0.41)		—		10.11	(1.28)	1,512,553	37		0.98		0.98		3.60
12/31/14		10.91	0.38	(0.36)	0.02	(0.26)		(0.02)		10.65	0.12	1,611,668	97		0.98		0.98		3.44
12/31/13		10.60	0.40	0.07	0.47	(0.16)		—		10.91	4.41	1,543,108	62		0.98		0.98		3.71

Class I
12/31/17	‡‡	10.45	0.11	(0.01)	0.10	—		—		10.55	0.96	33,712	63		0.63	(n)	0.63	(n)	3.78

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from								Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b)(c)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)		Total return(%)(d)		Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/PPM America High Yield Bond Fund(h)
Class A
12/31/17		13.46		0.72		0.28		1.00		(0.82)		—		13.64		7.49		1,763,229	73		0.74		0.74		5.24
12/31/16		11.51	(m)	0.73	(m)	1.24	(m)	1.97	(m)	(0.02)		—		13.46		17.23		2,361,300	96		0.74		0.74		5.90
12/31/15		13.31	(m)	0.80	(m)	(1.74)	(m)	(0.94)	(m)	(0.83)	(m)	(0.03)	(m)	11.51	(m)	(7.05)		2,360,906	76		0.74		0.74		5.98
12/31/14		14.37	(m)	0.83	(m)	(0.81)	(m)	0.02	(m)	(0.86)	(m)	(0.22)	(m)	13.31	(m)	0.13		2,729,886	64		0.74		0.74		5.58
12/31/13		14.42	(m)	0.92	(m)	0.27	(m)	1.19	(m)	(0.91)	(m)	(0.33)	(m)	14.37	(m)	8.20		2,573,016	94		0.74		0.74		6.17

Class I
12/31/17	‡	15.49		0.92		0.27		1.19		(0.84)		—		15.84		7.79		574,946	73		0.46		0.46		5.84
12/31/16		13.22	(m)	0.87	(m)	1.42	(m)	2.29	(m)	(0.02)		—		15.49		17.34		12,207	96		0.54		0.54		6.08
12/31/15		15.15	(m)	0.94	(m)	(1.98)	(m)	(1.04)	(m)	(0.86)	(m)	(0.03)	(m)	13.22	(m)	(6.92)		10,275	76		0.54		0.54		6.18
12/31/14		16.21	(m)	0.97	(m)	(0.92)	(m)	0.05	(m)	(0.89)	(m)	(0.22)	(m)	15.15	(m)	0.44		11,965	64		0.54		0.54		5.78
12/31/13		16.11	(m)	1.07	(m)	0.30	(m)	1.37	(m)	(0.94)	(m)	(0.33)	(m)	16.21	(m)	8.52		12,319	94		0.54		0.54		6.39

JNL/PPM America Mid Cap Value Fund(h)
Class A
12/31/17		14.63		0.12		1.64		1.76		(0.10)		(0.53)		15.76		12.37		649,167	35		0.96	(n)	1.02	(n)	0.81
12/31/16		12.40		0.12		3.14		3.26		(0.08)		(0.96)		14.63		27.41		744,881	37		0.98		1.05		0.88
12/31/15		15.54		0.13		(1.28)		(1.15)		(0.11)		(1.88)		12.40		(8.06)		343,812	46		1.00		1.06		0.84
12/31/14		14.93		0.11		1.44		1.55		(0.08)		(0.86)		15.54		10.45		391,525	47		1.04		1.06		0.72
12/31/13		10.64		0.09		4.28		4.37		(0.08)		—		14.93		41.08		318,545	43		1.06		1.06		0.73

Class I
12/31/17	‡	14.72		0.21		1.60		1.81		(0.12)		(0.53)		15.88		12.66		49,476	35		0.68	(n)	0.69	(n)	1.37
12/31/16		12.46		0.15		3.16		3.31		(0.09)		(0.96)		14.72		27.69		128	37		0.78		0.85		1.10
12/31/15		15.61		0.16		(1.29)		(1.13)		(0.14)		(1.88)		12.46		(7.92)		66	46		0.80		0.86		1.02
12/31/14		14.98		0.14		1.45		1.59		(0.10)		(0.86)		15.61		10.69		268	47		0.84		0.86		0.90
12/31/13		10.67		0.12		4.28		4.40		(0.09)		—		14.98		41.31		261	43		0.86		0.86		0.91

JNL/PPM America Small Cap Value Fund(h)
Class A
12/31/17		13.10		0.09		2.14		2.23		(0.05)		(0.10)		15.18		17.17		885,900	56		0.95	(n)	1.01	(n)	0.62
12/31/16		10.12		0.06		3.02		3.08		(0.01)		(0.09)		13.10		30.55		778,686	44		0.98		1.05		0.56
12/31/15		11.26		0.07		(0.46)		(0.39)		(0.06)		(0.69)		10.12		(3.49)		381,841	54		1.00		1.05		0.57
12/31/14		12.51		0.05		0.68		0.73		(0.03)		(1.95)		11.26		5.85		211,532	69		1.05		1.06		0.39
12/31/13		9.74		0.06		3.56		3.62		(0.04)		(0.81)		12.51		37.35		198,874	48		1.06		1.06		0.51

Class I
12/31/17	‡	13.44		0.15		2.17		2.32		(0.07)		(0.10)		15.59		17.40		23,024	56		0.66	(n)	0.66	(n)	0.97
12/31/16		10.36		0.09		3.09		3.18		(0.01)		(0.09)		13.44		30.83		141	44		0.78		0.85		0.78
12/31/15		11.31		0.08		(0.26)		(0.18)		(0.08)		(0.69)		10.36		(1.48)		33	54		0.80		0.85		0.68
12/31/14		12.54		0.07		0.70		0.77		(0.05)		(1.95)		11.31		6.14		14,348	69		0.85		0.86		0.58
12/31/13		9.76		0.08		3.57		3.65		(0.06)		(0.81)		12.54		37.56		16,945	48		0.86		0.86		0.72

JNL/PPM America Total Return Fund†(h)
Class A
12/31/17		11.72		0.28		0.22		0.50		(0.27)		—		11.95		4.27		323,218	69	(u)	0.79		0.79		2.31
12/31/16		11.43		0.30		0.36		0.66		(0.37)		—		11.72		5.68		1,134,787	100	(u)	0.80		0.80		2.56
12/31/15		11.85		0.34		(0.47)		(0.13)		(0.28)		(0.01)		11.43		(1.11)		1,044,307	88	(u)	0.79	(v)	0.79	(v)	2.84
12/31/14		11.36		0.34		0.35		0.69		(0.20)		(0.00)	(l)	11.85		6.06		1,094,721	94	(u)	0.81		0.81		2.86
12/31/13		11.83		0.33		(0.31)		0.02		(0.19)		(0.30)		11.36		0.20		595,841	102	(u)	0.80		0.80		2.84

Class I
12/31/17	‡‡	11.87		0.09		0.00		0.09		—		—		11.96		0.76		940,410	69	(u)	0.51		0.51		2.67

JNL/PPM America Value Equity Fund(h)
Class A
12/31/17		21.03		0.33		2.79		3.12		(0.30)		—		23.85		14.97		232,798	30		0.85		0.85		1.52
12/31/16		17.63		0.33		3.44		3.77		(0.37)		—		21.03		21.62		219,160	30		0.85		0.85		1.77
12/31/15		19.31		0.32		(2.00)		(1.68)		—		—		17.63		(8.70)		162,482	26		0.86		0.86		1.72
12/31/14		17.97		0.28		1.98		2.26		(0.92)		—		19.31		12.50		212,739	33		0.85		0.85		1.47
12/31/13		12.96		0.23		4.98		5.21		(0.20)		—		17.97		40.23	(k)	179,288	31		0.86		0.86		1.45

Class I
12/31/17	‡	21.16		0.39		2.80		3.19		(0.34)		—		24.01		15.20		104	30		0.63		0.63		1.75
12/31/16		17.74		0.37		3.46		3.83		(0.41)		—		21.16		21.87		92	30		0.65		0.65		1.98
12/31/15		19.38		0.36		(2.00)		(1.64)		—		—		17.74		(8.46)		72	26		0.66		0.66		1.91
12/31/14		18.05		0.32		1.99		2.31		(0.98)		—		19.38		12.74		991	33		0.65		0.65		1.69
12/31/13		13.01		0.26		5.01		5.27		(0.23)		—		18.05		40.50	(k)	550	31		0.66		0.66		1.63

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)(c)
JNL/S&P Competitive Advantage Fund(h)
Class A
12/31/17		14.40	0.15	2.64	2.79	(0.21)	(0.12)	16.86	19.67	1,075,807	37	0.66	0.66	1.04
12/31/16		15.35	0.20	0.57	0.77	(0.16)	(1.57)	14.40	5.70	2,896,060	57	0.66	0.66	1.36
12/31/15		16.89	0.17	0.09	0.26	(0.13)	(1.67)	15.35	1.19	2,697,114	81	0.66	0.66	0.98
12/31/14		16.82	0.15	1.54	1.69	(0.05)	(1.57)	16.89	10.06	2,800,241	54	0.66	0.66	0.90
12/31/13		12.54	0.09	5.27	5.36	(0.09)	(0.99)	16.82	42.94	1,720,778	68	0.67	0.67	0.59

Class I
12/31/17	‡	14.49	0.21	2.63	2.84	(0.24)	(0.12)	16.97	19.92	1,820,298	37	0.38	0.38	1.36
12/31/16		15.44	0.24	0.56	0.80	(0.19)	(1.57)	14.49	5.88	405	57	0.46	0.46	1.56
12/31/15		16.97	0.21	0.08	0.29	(0.15)	(1.67)	15.44	1.40	431	81	0.46	0.46	1.18
12/31/14		16.87	0.19	1.54	1.73	(0.06)	(1.57)	16.97	10.30	542	54	0.46	0.46	1.11
12/31/13		12.56	0.12	5.28	5.40	(0.10)	(0.99)	16.87	43.23	473	68	0.47	0.47	0.79

JNL/S&P Dividend Income & Growth Fund(h)
Class A
12/31/17		15.61	0.48	1.30	1.78	(0.45)	(0.95)	15.99	11.97	3,671,699	39	0.65	0.65	3.03
12/31/16		14.09	0.47	1.99	2.46	(0.36)	(0.58)	15.61	17.73	5,805,527	51	0.65	0.65	3.02
12/31/15		15.27	0.43	(0.33)	0.10	(0.38)	(0.90)	14.09	0.69	3,958,646	69	0.66	0.66	2.84
12/31/14		14.24	0.42	1.53	1.95	(0.20)	(0.72)	15.27	13.70	4,277,523	36	0.66	0.66	2.76
12/31/13		11.39	0.36	3.13	3.49	(0.19)	(0.45)	14.24	30.78	2,928,292	57	0.67	0.67	2.66

Class I
12/31/17	‡	15.80	0.57	1.27	1.84	(0.48)	(0.95)	16.21	12.22	1,795,810	39	0.36	0.36	3.65
12/31/16		14.25	0.50	2.02	2.52	(0.38)	(0.58)	15.80	17.93	1,739	51	0.45	0.45	3.22
12/31/15		15.42	0.46	(0.32)	0.14	(0.41)	(0.90)	14.25	0.93	1,155	69	0.46	0.46	3.03
12/31/14		14.36	0.45	1.54	1.99	(0.21)	(0.72)	15.42	13.89	1,183	36	0.46	0.46	2.96
12/31/13		11.46	0.39	3.16	3.55	(0.20)	(0.45)	14.36	31.14	1,082	57	0.47	0.47	2.85

JNL/S&P International 5 Fund(h)
Class A
12/31/17		9.56	0.27	2.84	3.11	(1.14)	—	11.53	33.09	47,468	135	0.81	0.81	2.55
12/31/16		9.19	0.29	0.46	0.75	(0.38)	—	9.56	8.28	112,237	73	0.80	0.80	3.13
12/31/15		9.46	0.27	(0.47)	(0.20)	(0.07)	—	9.19	(2.15)	122,919	79	0.80	0.80	2.79
12/31/14	*	10.00	0.08	(0.62)	(0.54)	—	—	9.46	(5.40)	123,501	0	0.80	0.80	2.77

Class I
12/31/17	‡‡	10.98	0.04	0.51	0.55	—	—	11.53	5.01	1	135	0.72	0.72	1.32

JNL/S&P Intrinsic Value Fund(h)
Class A
12/31/17		12.65	0.25	2.11	2.36	(0.36)	—	14.65	18.92	833,692	57	0.66	0.66	1.89
12/31/16		12.34	0.32	0.32	0.64	(0.33)	—	12.65	5.27	2,642,746	53	0.66	0.66	2.55
12/31/15		16.55	0.40	(2.63)	(2.23)	(0.17)	(1.81)	12.34	(13.84)	2,547,388	85	0.66	0.66	2.51
12/31/14		15.59	0.24	2.57	2.81	(0.12)	(1.73)	16.55	18.04	2,636,223	71	0.67	0.67	1.48
12/31/13		10.93	0.21	5.22	5.43	(0.13)	(0.64)	15.59	49.95	1,616,263	105	0.68	0.68	1.51

Class I
12/31/17	‡	12.89	0.30	2.12	2.42	(0.38)	—	14.93	19.12	1,816,661	57	0.38	0.38	2.18
12/31/16		12.57	0.35	0.33	0.68	(0.36)	—	12.89	5.47	484	53	0.46	0.46	2.75
12/31/15		16.80	0.41	(2.64)	(2.23)	(0.19)	(1.81)	12.57	(13.62)	540	85	0.46	0.46	2.54
12/31/14		15.79	0.28	2.60	2.88	(0.14)	(1.73)	16.80	18.23	778	71	0.47	0.47	1.67
12/31/13		11.05	0.24	5.28	5.52	(0.14)	(0.64)	15.79	50.26	731	105	0.48	0.48	1.69

JNL/S&P Mid 3 Fund(h)
Class A
12/31/17		11.67	0.16	1.21	1.37	(0.22)	—	12.82	12.00	312,267	135	0.79	0.79	1.34
12/31/16		10.05	0.14	1.64	1.78	(0.16)	—	11.67	17.90	295,336	159	0.80	0.80	1.37
12/31/15		11.41	0.09	(1.30)	(1.21)	(0.01)	(0.14)	10.05	(10.61)	422,825	181	0.80	0.80	0.84
12/31/14	*	10.00	0.07	1.34	1.41	—	—	11.41	14.10	164,875	100	0.80	0.80	0.90

Class I
12/31/17	‡	11.69	0.19	1.21	1.40	(0.25)	—	12.84	12.26	22	135	0.54	0.55	1.62
12/31/16		10.08	0.17	1.64	1.81	(0.20)	—	11.69	18.17	13	159	0.60	0.60	1.59
12/31/15		11.43	0.11	(1.30)	(1.19)	(0.02)	(0.14)	10.08	(10.48)	11	181	0.60	0.60	0.95
12/31/14	*	10.00	0.07	1.36	1.43	—	—	11.43	14.30	116	100	0.60	0.60	1.03

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data			Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)		Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)(c)
JNL/S&P Total Yield Fund(h)
Class A
12/31/17		13.30	0.27	1.15	1.42	(0.29)	(0.35)	14.08	11.02		530,713	67	0.66	0.66	1.98
12/31/16		12.03	0.27	1.24	1.51	(0.24)	—	13.30	12.62		2,376,595	65	0.67	0.67	2.14
12/31/15		15.07	0.30	(1.46)	(1.16)	(0.20)	(1.68)	12.03	(7.72)		2,094,742	86	0.67	0.67	2.04
12/31/14		14.98	0.33	2.04	2.37	(0.13)	(2.15)	15.07	15.89		1,917,060	117	0.67	0.67	2.05
12/31/13		10.36	0.23	5.10	5.33	(0.13)	(0.58)	14.98	51.68		1,167,108	121	0.68	0.68	1.74

Class I
12/31/17	‡	13.42	0.27	1.21	1.48	(0.32)	(0.35)	14.23	11.37		1,786,035	67	0.38	0.38	1.97
12/31/16		12.14	0.30	1.24	1.54	(0.26)	—	13.42	12.79		318	65	0.47	0.47	2.35
12/31/15		15.17	0.30	(1.43)	(1.13)	(0.22)	(1.68)	12.14	(7.48)		296	86	0.47	0.47	2.04
12/31/14		15.06	0.35	2.06	2.41	(0.15)	(2.15)	15.17	16.03		521	117	0.47	0.47	2.21
12/31/13		10.40	0.27	5.11	5.38	(0.14)	(0.58)	15.06	52.00		547	121	0.48	0.48	2.00

JNL/Scout Unconstrained Bond Fund(h)
Class A
12/31/17		9.93	0.05	0.12	0.17	(0.08)	(0.07)	9.95	1.68		50,603	311	0.99	0.99	0.52
12/31/16		9.57	0.06	0.37	0.43	(0.07)	—	9.93	4.53		1,197,902	669	1.00	1.00	0.58
12/31/15		9.62	0.06	(0.11)	(0.05)	—	—	9.57	(0.52)		946,774	444	1.00	1.00	0.58
12/31/14	*	10.00	(0.02)	(0.36)	(0.38)	—	—	9.62	(3.80)		696,028	36	1.00	1.00	(0.32)

Class I
12/31/17	‡‡	9.97	0.03	(0.04)	(0.01)	—	—	9.96	(0.10)		710,011	311	0.73	0.73	1.15

JNL/T. Rowe Price Established Growth Fund(h)
Class A
12/31/17		34.69	0.04	11.48	11.52	(0.02)	(2.22)	43.97	33.59		5,847,294	56	0.84	0.84	0.11
12/31/16		34.38	0.02	0.47	0.49	—	(0.18)	34.69	1.43		6,414,359	42	0.85	0.85	0.06
12/31/15		33.19	(0.06)	3.60	3.54	—	(2.35)	34.38	10.70		6,783,994	35	0.86	0.86	(0.16)
12/31/14		33.33	(0.04)	2.95	2.91	—	(3.05)	33.19	8.71		4,884,766	36	0.86	0.86	(0.12)
12/31/13		24.92	(0.05)	9.68	9.63	(0.02)	(1.20)	33.33	38.67		4,323,901	33	0.86	0.86	(0.16)

Class I
12/31/17	‡	35.63	0.18	11.76	11.94	(0.09)	(2.22)	45.26	33.90		2,944,326	56	0.55	0.55	0.40
12/31/16		35.24	0.09	0.48	0.57	—	(0.18)	35.63	1.62		68,135	42	0.65	0.65	0.26
12/31/15		33.90	0.01	3.68	3.69	—	(2.35)	35.24	10.92		74,780	35	0.66	0.66	0.04
12/31/14		33.91	0.03	3.01	3.04	—	(3.05)	33.90	8.95		63,192	36	0.66	0.66	0.08
12/31/13		25.31	0.01	9.85	9.86	(0.06)	(1.20)	33.91	38.97		58,140	33	0.66	0.66	0.04

JNL/T. Rowe Price Mid-Cap Growth Fund(h)
Class A
12/31/17		39.92	(0.10)	9.73	9.63	—	(2.28)	47.27	24.47		4,899,959	30	1.00	1.00	(0.21)
12/31/16		37.87	(0.07)	2.36	2.29	—	(0.24)	39.92	6.08		3,830,555	30	1.00	1.00	(0.17)
12/31/15		38.87	(0.10)	2.58	2.48	—	(3.48)	37.87	6.47		3,635,887	31	1.00	1.00	(0.25)
12/31/14		37.47	(0.14)	4.98	4.84	(0.06)	(3.38)	38.87	12.83		2,992,442	30	1.01	1.01	(0.36)
12/31/13		29.14	(0.13)	10.74	10.61	—	(2.28)	37.47	36.50	(k)	2,508,258	33	1.01	1.01	(0.39)

Class I
12/31/17	‡	41.45	0.02	10.10	10.12	—	(2.28)	49.29	24.75		412,117	30	0.74	0.74	0.04
12/31/16		39.23	0.01	2.45	2.46	—	(0.24)	41.45	6.30		68,059	30	0.80	0.80	0.03
12/31/15		40.07	(0.02)	2.66	2.64	—	(3.48)	39.23	6.67		71,922	31	0.80	0.80	(0.06)
12/31/14		38.45	(0.06)	5.12	5.06	(0.06)	(3.38)	40.07	13.07		64,631	30	0.81	0.81	(0.16)
12/31/13		29.81	(0.07)	10.99	10.92	—	(2.28)	38.45	36.72	(k)	57,214	33	0.81	0.81	(0.19)

JNL/T. Rowe Price Short-Term Bond Fund(h)
Class A
12/31/17		9.83	0.14	(0.03)	0.11	(0.14)	—	9.80	1.14		1,000,050	53	0.71	0.71	1.37
12/31/16		9.81	0.11	0.03	0.14	(0.12)	—	9.83	1.43		1,648,572	60	0.71	0.71	1.07
12/31/15		9.87	0.08	(0.05)	0.03	(0.09)	—	9.81	0.32		1,830,411	47	0.71	0.71	0.81
12/31/14		9.94	0.09	(0.05)	0.04	(0.11)	—	9.87	0.43		1,780,915	41	0.71	0.71	0.90
12/31/13		10.06	0.07	(0.06)	0.01	(0.13)	—	9.94	0.10		1,657,217	59	0.70	0.70	0.72

Class I
12/31/17	‡	9.93	0.17	(0.04)	0.13	(0.16)	—	9.90	1.35		551,252	53	0.42	0.42	1.74
12/31/16		9.90	0.13	0.04	0.17	(0.14)	—	9.93	1.73		283	60	0.51	0.51	1.27
12/31/15		9.97	0.10	(0.06)	0.04	(0.11)	—	9.90	0.41		297	47	0.51	0.51	0.96
12/31/14		10.03	0.11	(0.04)	0.07	(0.13)	—	9.97	0.73		1,225	41	0.51	0.51	1.11
12/31/13		10.15	0.09	(0.06)	0.03	(0.15)	—	10.03	0.28		294	59	0.50	0.50	0.91

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from						Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/T. Rowe Price Value Fund(h)
Class A
12/31/17		15.60	0.22	2.63	2.85	(0.27)		(0.72)		17.46	18.70	2,111,216	94		0.89	(n)	0.90	(n)	1.33
12/31/16		15.47	0.27	1.33	1.60	(0.30)		(1.17)		15.60	10.84	4,232,209	105		0.90		0.91		1.76
12/31/15		17.24	0.20	(0.52)	(0.32)	(0.14)		(1.31)		15.47	(1.84)	3,961,778	70		0.91		0.91		1.18
12/31/14		16.13	0.19	1.94	2.13	(0.13)		(0.89)		17.24	13.24	3,565,349	49		0.91		0.91		1.13
12/31/13		12.34	0.18	4.38	4.56	(0.18)		(0.59)		16.13	37.14	2,428,256	39		0.91		0.92		1.25

Class I
12/31/17	‡	16.21	0.31	2.70	3.01	(0.30)		(0.72)		18.20	19.00	2,851,062	94		0.60	(n)	0.61	(n)	1.75
12/31/16		16.02	0.32	1.37	1.69	(0.33)		(1.17)		16.21	11.04	988	105		0.70		0.71		1.97
12/31/15		17.79	0.24	(0.54)	(0.30)	(0.16)		(1.31)		16.02	(1.65)	892	70		0.71		0.71		1.35
12/31/14		16.61	0.23	1.99	2.22	(0.15)		(0.89)		17.79	13.41	1,330	49		0.71		0.71		1.33
12/31/13		12.68	0.22	4.50	4.72	(0.20)		(0.59)		16.61	37.42	1,210	39		0.71		0.72		1.46

JNL/Vanguard Growth Allocation Fund
Class A
12/31/17	*	10.00	0.11	0.38	0.49	—		—		10.49	4.90	41,222	5		0.61		0.65		3.88

Class I
12/31/17	*	10.00	0.13	0.38	0.51	—		—		10.51	5.10	802	5		0.19		0.35		4.76

JNL/Vanguard Moderate Allocation Fund
Class A
12/31/17	*	10.00	0.11	0.12	0.23	—		—		10.23	2.30	33,118	6		0.60		0.65		3.99

Class I
12/31/17	*	10.00	0.16	0.08	0.24	—		—		10.24	2.40	136	6		0.18		0.35		5.77

JNL/Vanguard Moderate Growth Allocation Fund
Class A
12/31/17	*	10.00	0.10	0.27	0.37	—		—		10.37	3.70	48,947	4		0.60		0.65		3.77

Class I
12/31/17	*	10.00	0.10	0.28	0.38	—		—		10.38	3.80	341	4		0.18		0.35		3.68

JNL/Westchester Capital Event Driven Fund(h)
Class A
12/31/17		9.70	(0.00)	0.53	0.53	(0.24)		—		9.99	5.47	4,823	291		1.83	(i)	1.83	(i)	(0.02)
12/31/16		9.50	(0.05)	0.29	0.24	(0.01)		(0.03)		9.70	2.55	359,186	251		2.09	(i)	2.09	(i)	(0.55)
12/31/15	*	10.00	0.02	(0.52)	(0.50)	—		—		9.50	(5.00)	193,074	182		1.75	(i)	1.75	(i)	0.31

Class I
12/31/17	‡‡	9.89	0.04	0.08	0.12	—		—		10.01	1.21	242,410	291		1.38	(i)	1.38	(i)	1.34

JNL/WMC Balanced Fund(h)
Class A
12/31/17		22.14	0.42	2.31	2.73	(0.33)		(0.52)		24.02	12.49	7,752,031	38	(w)	0.72		0.72		1.80
12/31/16		20.83	0.40	1.82	2.22	(0.28)		(0.62)		22.14	10.82	6,370,657	58	(w)	0.73		0.73		1.84
12/31/15		22.19	0.36	(0.56)	(0.20)	(0.27)		(0.89)		20.83	(0.93)	4,825,207	112	(w)	0.73		0.73		1.61
12/31/14		21.07	0.33	1.75	2.08	(0.27)		(0.69)		22.19	9.86	4,245,398	125	(w)	0.74		0.74		1.51
12/31/13		18.15	0.31	3.18	3.49	(0.28)		(0.29)		21.07	19.33	3,345,428	205	(w)	0.74		0.74		1.53

Class I
12/31/17	‡	22.77	0.48	2.38	2.86	(0.36)		(0.52)		24.75	12.75	2,740	38	(w)	0.49		0.49		2.02
12/31/16		21.39	0.45	1.87	2.32	(0.32)		(0.62)		22.77	11.03	1,509	58	(w)	0.53		0.53		2.05
12/31/15		22.75	0.41	(0.58)	(0.17)	(0.30)		(0.89)		21.39	(0.75)	1,385	112	(w)	0.53		0.53		1.81
12/31/14		21.56	0.39	1.79	2.18	(0.30)		(0.69)		22.75	10.11	1,511	125	(w)	0.54		0.54		1.71
12/31/13		18.54	0.35	3.27	3.62	(0.31)		(0.29)		21.56	19.62	1,404	205	(w)	0.54		0.54		1.73

JNL/WMC Government Money Market Fund(h)
Class A
12/31/17		1.00	0.00	0.00	0.00	(0.00)	(l)	—		1.00	0.13	1,194,603	N/A		0.78	(y)	0.56		0.12	(x)
12/31/16		1.00	(0.00)	0.00	0.00	—		(0.00)	(l)	1.00	0.00	1,591,977	N/A		0.45		0.56		(0.00	) (x)
12/31/15		1.00	(0.00)	0.00	0.00	(0.00)	(l)	(0.00)	(l)	1.00	0.00	1,562,631	N/A		0.25		0.56		(0.00	) (x)
12/31/14		1.00	(0.00)	0.00	0.00	(0.00)	(l)	(0.00)	(l)	1.00	0.00	1,286,438	N/A		0.18		0.56		(0.00	) (x)
12/31/13		1.00	(0.00)	0.00	0.00	(0.00)	(l)	(0.00)	(l)	1.00	0.00	1,328,987	N/A		0.19		0.57		(0.00	) (x)

Class I
12/31/17	‡	1.00	0.00	0.00	0.00	(0.00)	(l)	—		1.00	0.38	2,440	N/A		0.58	(y)	0.35		0.28	(x)
12/31/16		1.00	(0.00)	0.00	0.00	—		(0.00)	(l)	1.00	0.00	8,686	N/A		0.45	(y)	0.36		(0.00	) (x)
12/31/15		1.00	(0.00)	0.00	0.00	(0.00)	(l)	(0.00)	(l)	1.00	0.00	6,653	N/A		0.25		0.36		(0.00	) (x)
12/31/14		1.00	(0.00)	0.00	0.00	(0.00)	(l)	(0.00)	(l)	1.00	0.00	7,285	N/A		0.18		0.36		(0.00	) (x)
12/31/13		1.00	(0.00)	0.00	0.00	(0.00)	(l)	(0.00)	(l)	1.00	0.00	7,755	N/A		0.19		0.37		(0.00	) (x)

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)(c)
JNL/WMC Value Fund(h)
Class A
12/31/17		22.92	0.41	2.94	3.35	(0.41)	(1.38)	24.48	15.20	840,381	14	0.77	0.77	1.71
12/31/16		20.56	0.36	2.37	2.73	(0.23)	(0.14)	22.92	13.42	1,682,334	15	0.78	0.78	1.68
12/31/15		24.25	0.38	(1.16)	(0.78)	(0.35)	(2.56)	20.56	(3.12)	1,623,060	19	0.78	0.78	1.57
12/31/14		23.01	0.36	2.26	2.62	(0.36)	(1.02)	24.25	11.33	1,804,121	14	0.78	0.78	1.49
12/31/13		18.54	0.35	5.39	5.74	(0.40)	(0.87)	23.01	31.05	1,717,996	23	0.78	0.78	1.63

Class I
12/31/17	‡	23.47	0.45	3.05	3.50	(0.46)	(1.38)	25.13	15.49	751,554	14	0.50	0.50	1.85
12/31/16		21.03	0.41	2.43	2.84	(0.26)	(0.14)	23.47	13.66	33,188	15	0.58	0.58	1.88
12/31/15		24.74	0.44	(1.19)	(0.75)	(0.40)	(2.56)	21.03	(2.94)	30,916	19	0.58	0.58	1.77
12/31/14		23.44	0.41	2.32	2.73	(0.41)	(1.02)	24.74	11.58	32,446	14	0.58	0.58	1.69
12/31/13		18.87	0.41	5.48	5.89	(0.45)	(0.87)	23.44	31.27	27,300	23	0.58	0.58	1.84

*

Commencement of operations was as follows: JNL/AB Dynamic Asset Allocation Fund - April 28, 2014; JNL/Boston Partners Global Long Short Equity Fund - September 15, 2014; JNL/ClearBridge Large Cap Growth Fund - September 25, 2017; JNL/Crescent High Income Fund - April 25, 2016; JNL/DoubleLine Emerging Markets Fixed Income Fund - April 25, 2016; JNL/DoubleLine Schiller Enhanced CAPE Fund - September 28, 2015; JNL/GQG Emerging Markets Equity Fund - September 25, 2017; JNL/Harris Oakmark Global Equity Fund - April 27, 2015; JNL/Invesco Diversified Dividend Fund - September 25, 2017; JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund and JNL/Mellon Capital S&P 1500 Value Index Fund - September 25, 2017; JNL/Mellon Capital MSCI KLD 400 Social Index Fund - April 24, 2017; JNL/Mellon Capital Utilities Sector Fund - April 29, 2013; JNL Multi-Manager Alternative Fund - April 27, 2015; JNL Multi-Manager Mid Cap Fund - September 19, 2016; JNL/Oppenheimer Emerging Markets Innovator Fund - April 27, 2015; JNL/PIMCO Income Fund - September 25, 2017; JNL/S&P International 5 Fund - September 15, 2014; JNL/S&P Mid 3 Fund - April 28, 2014; JNL/Scout Unconstrained Bond Fund - April 28, 2014; JNL/Vanguard Growth Allocation Fund, JNL/Vanguard Moderate Allocation Fund and JNL/Vanguard Moderate Growth Allocation Fund - September 25, 2017; JNL/Westchester Capital Event Driven Fund - April 27, 2015.

†

On April 25, 2016, JNL/PPM America Total Return Fund was created in the Trust to facilitate an acquisition of a fund with the same name which was a series in JNL Investors Series Trust. Although the fund in JNL Investors Series Trust was legally dissolved, it is considered the acquiring fund for financial reporting purposes, and as a result, the Financial Highlights reflects activity of the acquiring fund formerly in JNL Investors Series Trust for periods prior to April 25, 2016.

‡	Prior to September 25, 2017, the Fund offered Class B shares. Effective September 25, 2017, Class B shares were renamed to Class I shares.
‡‡	Effective September 25, 2017, Class I shares were offered by the Fund.
(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)

Net investment income(loss) per share and ratios of net investment income(loss) to average net assets for Class I shares can be less than Class A shares for certain Funds or can be significantly more than Class A shares for certain Funds because the net assets for Class I shares increased significantly after the Funds of Funds investment in the Underlying Fund was sold in Class A and purchased in Class I effective September 25, 2017 and also as a result of the timing of income received in the Fund before and after September 25, 2017.

(d)

Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

(e)

Portfolio turnover is not annualized for periods of less than one year. Securities sold short are considered long term investments for purposes of calculating portfolio turnover. Dollar roll transactions are excluded for purposes of calculating portfolio turnover.

(f)

The expenses or expense waivers for the Funds' Class I shares were $0.00 for certain days during the period and this was a result of the net assets for the Fund being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for the Funds' Class I shares were $0.01 for certain days during the period and this was a result of the net assets for the Fund being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

(g)	Consolidated Financial Statements.
(h)

Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

(i)	The net and total expense ratios to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for the following Funds were as follows:
	December 31, 2017(%)	December 31, 2016(%)	December 31, 2015(%)	December 31, 2014(%)	December 31, 2013(%)
JNL/AQR Large Cap Relaxed Constraint Equity Fund
Class A	1.16%	1.15%	1.14%	1.15%	1.15%
Class I	0.67	0.95	0.94	0.95	0.95
JNL/BlackRock Global Allocation Fund
Class A	1.07	1.06	1.07	1.07	1.08
Class I	0.84	0.86	0.87	0.87	0.88
JNL/Boston Partners Global Long Short Equity Fund
Class A	1.54	1.56	1.55	1.55	N/A
Class I	1.28	N/A	N/A	N/A	N/A
JNL/DoubleLine Core Fixed Income Fund
Class A – Net expenses / Total expenses [2,3]	0.77/0.79	0.78/0.80	0.78	0.80	0.80
Class I – Net expenses / Total expenses [2,3]	0.52/0.52	0.58/0.60	0.58	0.60	0.60
JNL/FPA + DoubleLine Flexible Allocation Fund
Class A – Net expenses / Total expenses [1,3]	1.15/1.17	1.18/1.19	N/A	N/A	N/A
Class I – Net expenses / Total expenses [1,3]	0.94/0.94	0.98/0.99	N/A	N/A	N/A
JNL Multi-Manager Alternative Fund
Class A – Net expenses / Total expenses [1,3]	1.70/1.86	1.74/2.16	1.74	N/A	N/A
Class I	1.45	N/A	N/A	N/A	N/A
JNL/PIMCO Income Fund
Class A	0.96	N/A	N/A	N/A	N/A
Class I	0.66	N/A	N/A	N/A	N/A
JNL/PIMCO Real Return Fund
Class A – Net expenses / Total expenses [2,3]	0.78/0.79	0.80	0.79	0.79	0.79
Class I – Net expenses / Total expenses [2,3]	0.52/0.52	0.60	0.59	0.59	0.59
JNL/Westchester Capital Event Driven Fund
Class A	1.44	1.46	1.45	N/A	N/A
Class I	1.19	N/A	N/A	N/A	N/A

[1] Effective September 19, 2016, JNL/FPA + DoubleLine Flexible Allocation Fund and JNL Multi-Manager Alternative Fund voluntarily and contractually began waiving a portion of advisory fees. Effective September 25, 2017, the voluntary and contractual waivers were discontinued.

[2] Effective January 1, 2017, JNL/DoubleLine Core Fixed Income Fund and JNL/PIMCO Real Return Fund voluntarily began waiving a portion of advisory fees. Effective September 25, 2017, the voluntary waiver was discontinued.

[3] Prior to September 25, 2017, pursuant to contractual and voluntary fee waiver agreements, JNAM waived a portion of its advisory fees for the Fund. Effective September 25, 2017, the contractual and voluntary advisory fee waivers were discontinued and the waived portion of advisory fees for the Fund was converted to a permanent reduction in advisory fees. For certain Funds that had a significant increase in Class I shares during the year, the difference between the ratios of net and total expenses to average net assets for each share class may differ for those Funds that discontinued the waivers.

(j)	Consolidated Financial Statements starting year ended December 31, 2013.
(k)

Total return for the Fund includes class action settlement proceeds. The return for Class A and Class I, respectively, without the class action settlement proceeds was as follows: JNL/BlackRock Large Cap Select Growth Fund - 38.94% and 39.26%; JNL/BlackRock Global Natural Resources Fund - 26.42% and 26.72%; JNL/Causeway International Value Select Fund - 21.33% and 21.52%; JNL/Invesco Mid Cap Value Fund - 30.82% and 31.05%; JNL/JPMorgan U.S. Government & Quality Bond Fund - (3.59)% and (3.40)%; JNL/Lazard Emerging Markets Fund - 19.16% and 19.38%; JNL/Mellon Capital S&P 400 Mid Cap Index Fund - 32.92% and 33.12%; JNL/Mellon Capital Small Cap Index Fund - 38.35% and 38.56%; JNL Multi-Manager Small Cap Growth Fund - 30.43% and 30.65%; JNL/PPM America Value Equity Fund - 40.15% and 40.42%; JNL/T. Rowe Price Mid-Cap Growth Fund - 36.47% and 36.69%.

(l)	Amount represents less than $0.005.
(m)	On May 6, 2016, the Fund effected a 2 for 1 reverse share split. Per share data prior to this date has been retroactively adjusted to give effect to the reverse share split.
(n)

Prior to September 25, 2017, pursuant to contractual and voluntary fee waiver agreements, JNAM waived a portion of its advisory fees for the Fund. Effective September 25, 2017, the contractual and voluntary advisory fee waivers were discontinued and the waived portion of advisory fees for the Fund was converted to a permanent reduction in advisory fees. For certain Funds that had a significant increase in Class I shares during the year, the difference between the ratios of net and total expenses to average net assets for each share class may differ for those Funds that discontinued the waivers.

(o)	Portfolio turnover including dollar roll transactions for JNL/Goldman Sachs Core Plus Bond Fund was 748%, 426%, 505%, 571% and 350% in 2013, 2014, 2015, 2016 and 2017, respectively.
(p)

Distribution amount for the JNL/Mellon Capital Small Cap Index Fund includes a return of capital distribution for Class A and Class I shares of $0.01 and $0.01 per share, respectively, for the year ended December 31, 2013.

(q)	Portfolio turnover including dollar roll transactions for JNL/Mellon Capital Bond Index Fund was 156%, 143%, 120%, 128% and 118% in 2013, 2014, 2015, 2016 and 2017, respectively.
(r)	Portfolio turnover including dollar roll transactions for JNL Multi-Manager Alternative Fund was 240% in 2017.
(s)	Portfolio turnover including dollar roll transactions for JNL/Neuberger Berman Strategic Income Fund was 380%, 382%, 363%, 359% and 351% in 2013, 2014, 2015, 2016 and 2017, respectively.
(t)

Distribution amount for the JNL/PIMCO Real Return Fund includes a return of capital distribution for Class A and Class I shares of $0.49 and $0.51 per share, respectively, for the year ended December 31, 2016.

(u)	Portfolio turnover including dollar roll transactions for JNL/PPM America Total Return Fund was 168%, 125%, 121%, 146% and 72% for 2013, 2014, 2015, 2016 and 2017, respectively.
(v)	The ratio of net and total expenses to average net assets for the JNL/PPM America Total Return Fund excluding a reimbursement of 24f-2 fees was 0.80%.
(w)	Portfolio turnover including dollar roll transactions for JNL/WMC Balanced Fund was 283%, 223%, 198%, 102% and 76% in 2013, 2014, 2015, 2016 and 2017, respectively.
(x)

The ratios for net investment income (loss) to average net assets without expense waivers for JNL/WMC Government Money Market Fund for 2013, 2014, 2015, 2016 and 2017 was (0.38)%, (0.39)%, (0.32)%, (0.11%) and 0.33%, respectively for Class A and (0.18)%, (0.19)%, (0.12)%, 0.09% and 0.52%, respectively for Class I shares.

(y)	Includes payments for recovery of contractual expense waivers.

See accompanying Notes to Financial Statements.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

NOTE 1. ORGANIZATION

The JNL Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated June 1, 1994 as amended and restated September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2017 consisted of one-hundred and twenty (120) separate funds. Information in these financial statements pertains to eighty-five (85) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. Shares of each Fund are sold to Jackson and its separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies and to other affiliated registered investment companies. The Funds and each Fund’s Sub-Advisers are:

Fund:	Sub-Adviser(s)/Sub-Sub-Adviser: (Sub-Sub-Advisers and Co-Sub-Advisers are identified in parentheses)
JNL/AB Dynamic Asset Allocation Fund	AllianceBernstein L.P.
JNL/AQR Large Cap Relaxed Constraint Equity Fund and JNL/AQR Managed Futures Strategy Fund	AQR Capital Management, LLC
JNL/BlackRock Global Allocation Fund and JNL/BlackRock Large Cap Select Growth Fund	BlackRock Investment Management, LLC
JNL/BlackRock Global Natural Resources Fund	BlackRock International Limited
JNL/Boston Partners Global Long Short Equity Fund	Boston Partners Global Investors, Inc.
JNL/Brookfield Global Infrastructure and MLP Fund	Brookfield Investment Management Inc.
JNL/Causeway International Value Select Fund	Causeway Capital Management LLC
JNL/ClearBridge Large Cap Growth Fund	ClearBridge Investments
JNL/Crescent High Income Fund	Crescent Capital Group LP
JNL/DFA U.S. Core Equity Fund	Dimensional Fund Advisors LP
JNL/DoubleLine Core Fixed Income Fund, JNL/DoubleLine Emerging Markets Fixed Income Fund and JNL/DoubleLine Shiller Enhanced CAPE Fund	DoubleLine Capital LP
JNL/FPA + DoubleLine Flexible Allocation Fund	First Pacific Advisors, LLC DoubleLine Capital LP Ivy Investment Management Company
JNL/Franklin Templeton Global Fund	Templeton Global Advisors Limited
JNL/Franklin Templeton Global Multisector Bond Fund and JNL/Franklin Templeton Income Fund	Franklin Advisers, Inc.
JNL/Franklin Templeton International Small Cap Growth Fund	Franklin Templeton Institutional, LLC Templeton Investment Counsel, LLC
JNL/Franklin Templeton Mutual Shares Fund	Franklin Mutual Advisers, LLC
JNL/Goldman Sachs Core Plus Bond Fund and JNL/Goldman Sachs Emerging Markets Debt Fund	Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management International (Sub-Sub-Adviser)
JNL/GQG Emerging Markets Equity Fund	GQG Partners, LLC
JNL/Harris Oakmark Global Equity Fund	Harris Associates L.P.
JNL/Invesco China-India Fund	Invesco Hong Kong Limited

JNL/Invesco Diversified Dividend Fund, JNL/Invesco Global Real Estate Fund (Invesco Asset Management Limited), JNL/Invesco International Growth Fund, JNL/Invesco Mid Cap Value Fund and JNL/Invesco Small Cap Growth Fund

Invesco Advisers, Inc. Invesco Asset Management Limited (Sub-Sub-Adviser)
JNL/JPMorgan MidCap Growth Fund and JNL/JPMorgan U.S. Government & Quality Bond Fund	J.P. Morgan Investment Management Inc.
JNL/Lazard Emerging Markets Fund	Lazard Asset Management LLC

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

Fund:	Sub-Adviser(s)/Sub-Sub-Adviser: (Sub-Sub-Advisers and Co-Sub-Advisers are identified in parentheses)

JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Emerging Markets Index Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, JNL/Mellon Capital S&P 1500 Value Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund, JNL/Mellon Capital Bond Index Fund and JNL/Mellon Capital Utilities Sector Fund

Mellon Capital Management Corporation
JNL/MFS Mid Cap Value Fund	Massachusetts Financial Services Company
JNL Multi-Manager Alternative Fund

BlueBay Asset Management LLP

BlueBay Asset Management USA LLC (Sub-Sub-Adviser)

Boston Partners Global Investors, Inc.

First Pacific Advisors, LLC

Invesco Advisors, Inc.

Lazard Asset Management, LLC

Westchester Capital Management, LLC

Western Asset Management Company

JNL Multi-Manager Mid Cap Fund	Champlain Investment Partners, LLC ClearBridge Investments, LLC Victory Capital Management Inc.
JNL Multi-Manager Small Cap Growth Fund	Chicago Equity Partners, LLC Granahan Investment Management, Inc. LMCG Investments, LLC Victory Capital Management Inc.
JNL Multi-Manager Small Cap Value Fund	Century Capital Management, LLC Chicago Equity Partners, LLC Cooke & Bieler L.P. Cortina Asset Management, LLC PPM America, Inc.*
JNL/Neuberger Berman Strategic Income Fund	Neuberger Berman Investment Advisers LLC
JNL/Oppenheimer Emerging Markets Innovator Fund and JNL/Oppenheimer Global Growth Fund	OppenheimerFunds, Inc.
JNL/PIMCO Income Fund and JNL/PIMCO Real Return Fund	Pacific Investment Management Company LLC

JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Total Return Fund and JNL/PPM America Value Equity Fund

PPM America, Inc.*

JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P International 5 Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund and JNL/S&P Total Yield Fund (all Co-Sub-Advised by Mellon Capital Management Corporation)

Standard & Poor’s Investment Advisory Services LLC Mellon Capital Management Corporation (Co-Sub-Adviser)
JNL/Scout Unconstrained Bond Fund	Carillion Towers Advisers, Inc.

JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund (Co-Sub-Advised by Mellon Capital Management Corporation), JNL/T. Rowe Price Short-Term Bond Fund and JNL/T. Rowe Price Value Fund

T. Rowe Price Associates, Inc. Mellon Capital Management Corporation (Co-Sub-Adviser)
JNL/Vanguard Growth Allocation Fund, JNL/Vanguard Moderate Allocation Fund and JNL/Vanguard Moderate Growth Allocation Fund	Mellon Capital Management Corporation
JNL/Westchester Capital Event Driven Fund	Westchester Capital Management, LLC
JNL/WMC Balanced Fund, JNL/WMC Government Money Market Fund and JNL/WMC Value Fund	Wellington Management Company LLP

* PPM America, Inc. is an affiliate of JNAM.

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Global Natural Resources Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/Brookfield Global Infrastructure and MLP Fund, JNL/Franklin Templeton Global Multisector Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Invesco China-India Fund, JNL/Invesco Mid Cap Value Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL/Mellon Capital Utilities Sector Fund, JNL Multi-Manager Alternative Fund, JNL/PIMCO Real Return

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

Fund, JNL/PPM America Floating Rate Income Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P International 5 Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund, JNL/S&P Total Yield Fund, JNL/Vanguard Growth Allocation Fund, JNL/Vanguard Moderate Allocation Fund, JNL/Vanguard Moderate Growth Allocation Fund and JNL/Westchester Capital Event Driven Fund.

Prior to September 25, 2017, each Fund, except JNL/AB Dynamic Asset Allocation Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/Crescent High Income Fund, JNL/DoubleLine Emerging Markets Fixed Income Fund, JNL/DoubleLine Shiller Enhanced CAPE Fund, JNL/Harris Oakmark Global Equity Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund, JNL Multi-Manager Alternative Fund, JNL Multi-Manager Mid Cap Fund, JNL/Oppenheimer Emerging Markets Innovator Fund, JNL/PPM America Floating Rate Income Fund, JNL/PPM America Total Return Fund, JNL/S&P International 5 Fund, JNL/Scout Unconstrained Bond Fund and JNL/Westchester Capital Event Driven Fund offered Class A and Class B shares. Effective September 25, 2017, Class B shares were renamed Class I shares. For those Funds that did not offer Class B shares prior to September 25, 2017, a new share class, Class I shares, was offered effective September 25, 2017. Class I shares have the same expenses and rights as existed for Class B shares. Class A and Class I shares differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, a Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

JNL/Mellon Capital MSCI KLD 400 Social Index Fund commenced operations on April 24, 2017. JNL/ClearBridge Large Cap Growth Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Invesco Diversified Dividend Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, JNL/Mellon Capital S&P 1500 Value Index Fund, JNL/PIMCO Income Fund, JNL/Vanguard Growth Allocation Fund, JNL/Vanguard Moderate Allocation Fund and JNL/Vanguard Moderate Growth Allocation Fund commenced operations on September 25, 2017. Effective September 25, 2017 all Funds offer Class A and Class I shares with the exception of JNL S&P 500 Index Fund which only offers Class I shares.

Effective April 24, 2017, Boston Partners Global Investors, Inc. was added as an additional Sub-Adviser for JNL Multi-Manager Alternative Fund. Effective September 25, 2017, PPM America, Inc. was added as an additional Sub-Adviser for JNL Multi-Manager Small Cap Value Fund.

Effective April 24, 2017, JNL/Franklin Templeton Global Growth Fund’s name was changed to JNL/Franklin Templeton Global Fund and JNL/WMC Money Market Fund’s name was changed to JNL/WMC Government Money Market Fund. Effective April 24, 2017, the Sub-Adviser for JNL/Goldman Sachs Mid Cap Value Fund was changed from Goldman Sachs Asset Management, L.P. to Massachusetts Financial Services Company. At that time, the name of the Fund was changed to JNL/MFS Mid Cap Value Fund. Also effective April 24, 2017, the Sub-Adviser for JNL/Goldman Sachs U.S. Equity Flex Fund was changed from Goldman Sachs Asset Management, L.P. to AQR Capital Management, LLC. At that time, the name of the Fund was changed to JNL/AQR Large Cap Relaxed Constraint Equity Fund. Effective September 25, 2017, the Sub-Adviser for JNL/BlackRock Natural Resources Fund was changed from BlackRock Investment Management, LLC to BlackRock International Limited. At that time, the name of the Fund was changed to JNL/BlackRock Global Natural Resources Fund. Also effective September 25, 2017, the Sub-Adviser for JNL/PIMCO Total Return Bond Fund was changed from Pacific Investment Management Company, LLC to DoubleLine Capital LP. At that time, the name of the Fund was changed to JNL/DoubleLine Core Fixed Income Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed significant, the Board is promptly notified, in detail, of the fair valuation.

The NAV of a Fund's shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The Securities Lending Cash Collateral Fund LLC, which provides daily liquidity, is valued at the daily reported NAV of the fund, as a practical expedient, as of the close of the NYSE on each valuation date. All securities in the JNL/WMC Government Money Market Fund, as permitted by compliance with applicable provisions under Rule 2a-7 under the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Debt

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

securities are generally valued by independent pricing services approved by the Board. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from each Fund’s Sub-Adviser, a broker/dealer, a widely used quotation system or other approved third party sources. Term loans are generally valued at the composite bid prices provided by approved pricing services. Commodity-linked structured notes and credit linked notes are valued by approved pricing services. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange. The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers. OTC derivatives, including options and swap agreements, are generally valued by approved pricing services. If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser(s), to assist in determining the fair value of an investment. Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer and trading or other market data.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The amount and timing of distributions for the regulated investment company ("RIC") Funds are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually by the RIC Funds, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains by the RIC Funds, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards. The JNL/WMC Government Money Market Fund declares dividends from net investment income daily and pays dividends monthly. No distributions of net investment income or realized capital gains are required for Funds that are not RICs, therefore, undistributed net investment income and accumulated net realized gain/loss are reclassed to paid-in capital on a semi-annual basis.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest. When a capital gains tax is determined to apply, a Fund will record an estimated tax liability in an amount that may be payable if the securities were disposed of on the valuation date. The estimated liability is recorded as deferred foreign capital gains tax liability in the Statements of Assets and Liabilities. Foreign capital gains tax paid and the current year’s change in deferred foreign capital gains tax liability are recorded in net realized gain (loss) on investments - unaffiliated and net change in unrealized appreciation (depreciation) on investments - unaffiliated, respectively, in the Statements of Operations.

Foreign Currency Translations. The accounting records of each Fund are maintained in U.S. dollars. Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

exchange rates prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Basis of Consolidation. The accompanying financial statements and Schedules of Investments for the Funds in the table below have each been consolidated to include the account of each respective Subsidiary indicated. Each Subsidiary is a wholly owned Cayman Islands domiciled subsidiary of the respective Fund, which primarily invests in commodity-related instruments and collateral. Each Subsidiary allows each respective Fund to gain investment exposure to commodity-related instruments and meet regulated investment company (“RIC”) tax requirements in pursuit of its investment objectives as outlined in each Fund’s prospectus and statement of additional information. Each Fund is the sole shareholder of the Subsidiary with the intent that it will retain all rights to the Subsidiary. Each Fund may invest up to 25% of its total assets in its Subsidiary, which generally may invest without limitation in commodity-related instruments and collateral. Intercompany accounts and transactions have been eliminated. Each Subsidiary has the same Sub-Adviser as the Fund and is generally subject to the same investment policies and restrictions as the Fund.

The Financial Statements and Schedules of Investments for the Funds below have been consolidated to include the account of their respective Subsidiary as of December 31, 2017.

Fund	Subsidiary
JNL/AB Dynamic Asset Allocation Fund	JNL/AB Dynamic Asset Allocation Fund Ltd.
JNL/AQR Managed Futures Strategy Fund	JNL/AQR Managed Futures Strategy Fund Ltd.
JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Allocation Fund Ltd.

The JNL/AB Dynamic Asset Allocation Fund and JNL/AQR Managed Futures Strategy Fund file their annual report with the National Futures Association (“NFA”) and no further disclosures are required for the consolidated financial statements for these Funds. Because the JNL/BlackRock Global Allocation Fund is not required to file its annual report with the NFA, additional disclosures related to the Subsidiary are reflected in the Schedules of Investments and in the following table (in thousands, where applicable) for this Fund:

		At December 31, 2017			For the period ended December 31, 2017
	Date Subsidiary Established	Subsidiary Net Assets($)	Subsidiary Percentage of Fund Net Assets(%)	Subsidiary Net Unrealized Appreciation (Depreciation)($)	Subsidiary Net Investment Loss($)	Subsidiary Net Realized Gain (Loss)($)	Subsidiary Net Change in Unrealized Appreciation (Depreciation)($)	Subsidiary Net Change in Net Assets From Operations($)
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Allocation Fund Ltd.	June 10, 2011	161,824	4.01	(1,161)	(1,109)	(2,462)	15,445	11,874

Statement of Cash Flows. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions including that the investment company had little or no debt, based on the average debt outstanding during the period, in relation to average total assets and that substantially all the investment company’s investments were carried at Level 1 or Level 2 measurements in accordance with FASB ASC Topic 820. Funds with certain degrees of borrowing activity, typically through the use of securities sold short, transactions characterized as secured borrowing transactions or reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows.

Recent Accounting Pronouncements. In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The final rules have been incorporated into this report.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

In March 2017, FASB issued Accounting Standard Update (“ASU”) 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities. The amendments in this ASU require that certain callable debt securities held at a premium be amortized to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds adopted the ASU during the year ended December 31, 2017. The implementation of the ASU did not have an impact on the Funds’ financial statements.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, ADRs and GDRs for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities, currency exchange rates and forward foreign currency contracts where forward rates are not available; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; private placements; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2017 by valuation level. For Funds with significant investments in Level 1 and Level 2 common stock, additional detail regarding the sector or country, as applicable, is disclosed.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/AB Dynamic Asset Allocation Fund
Assets - Securities
Investment Companies	32,997	—	—	—	32,997
Short Term Investments	1,511	4,529	—	—	6,040
	34,508	4,529	—	—	39,037
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	55	—	—	—	55
Open Forward Foreign Currency Contracts	—	15	—	—	15
OTC Total Return Swap Agreements	—	7	—	—	7
	55	22	—	—	77
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(51)	—	—	—	(51)
Open Forward Foreign Currency Contracts	—	(85)	—	—	(85)
	(51)	(85)	—	—	(136)
JNL/AQR Large Cap Relaxed Constraint Equity Fund
Assets - Securities
Common Stocks	825,505	—	—	—	825,505
Short Term Investments	10,017	—	—	—	10,017
	835,522	—	—	—	835,522
Liabilities - Securities
Common Stocks	(192,217)	—	—	—	(192,217)
	(192,217)	—	—	—	(192,217)
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(2)	—	—	—	(2)
	(2)	—	—	—	(2)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/AQR Managed Futures Strategy Fund
Assets - Securities
Short Term Investments	192,827	199,018	—	—	391,845
	192,827	199,018	—	—	391,845
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	11,393	—	—	—	11,393
Open Forward Foreign Currency Contracts	—	7,028	—	—	7,028
OTC Total Return Swap Agreements	—	806	—	—	806
	11,393	7,834	—	—	19,227
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(5,580)	—	—	—	(5,580)
Open Forward Foreign Currency Contracts	—	(7,596)	—	—	(7,596)
OTC Total Return Swap Agreements	—	(312)	—	—	(312)
	(5,580)	(7,908)	—	—	(13,488)
JNL/BlackRock Global Allocation Fund
Assets - Securities
Common Stocks
Consumer Discretionary	193,683	141,003	133	—	334,819
Consumer Staples	29,893	97,580	—	—	127,473
Energy	134,961	47,043	—	—	182,004
Financials	190,352	121,711	—	—	312,063
Health Care	122,880	86,181	—	—	209,061
Industrials	69,568	197,314	—	—	266,882
Information Technology	342,560	61,167	4	—	403,731
Materials	72,966	66,117	—	—	139,083
Real Estate	7,766	43,926	—	—	51,692
Telecommunication Services	17,786	74,476	—	—	92,262
Utilities	37,017	55,574	—	—	92,591
Trust Preferred	7,500	—	—	—	7,500
Preferred Stocks	36,459	—	26,059	—	62,518
Warrants	—	—	—	—	—
Non-U.S. Government Agency Asset-Backed Securities	—	2,841	—	—	2,841
Corporate Bonds And Notes	—	166,438	215	—	166,653
Senior Loan Interests	—	13,986	—	—	13,986
Government And Agency Obligations	—	985,084	—	—	985,084
Investment Companies	150,978	—	—	—	150,978
Short Term Investments	—	412,744	—	47,091	459,835
	1,414,369	2,573,185	26,411	47,091	4,061,056
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	70	—	—	—	70
Centrally Cleared Interest Rate Swap Agreements	—	1,074	—	—	1,074
OTC Purchased Options	—	16,104	—	—	16,104
Open Forward Foreign Currency Contracts	—	3,271	—	—	3,271
OTC Cross-Currency Swap Agreements	—	2,235	—	—	2,235
OTC Total Return Swap Agreements	—	7,959	—	—	7,959
	70	30,643	—	—	30,713
Liabilities - Investments in Other Financial Instruments[2]
OTC Written Barrier Options	—	(21)	—	—	(21)
Futures Contracts	(80)	—	—	—	(80)
Centrally Cleared Interest Rate Swap Agreements	—	(143)	—	—	(143)
Centrally Cleared Credit Default Swap Agreements	—	(100)	—	—	(100)
OTC Written Options	—	(3,653)	—	—	(3,653)
Open Forward Foreign Currency Contracts	—	(642)	—	—	(642)
OTC Cross-Currency Swap Agreements	—	(9)	—	—	(9)
OTC Credit Default Swap Agreements	—	(120)	—	—	(120)
	(80)	(4,688)	—	—	(4,768)
JNL/BlackRock Global Natural Resources Fund
Assets - Securities
Common Stocks
Australia	—	49,785	—	—	49,785
Brazil	50,577	—	—	—	50,577
Canada	179,834	3,011	—	—	182,845
France	—	8,120	—	—	8,120
Ireland	—	11,403	—	—	11,403
Italy	—	6,687	—	—	6,687
Luxembourg	—	14,169	—	—	14,169
Netherlands	—	54,815	—	—	54,815
Norway	—	10,582	—	—	10,582
Russian Federation	3,428	—	—	—	3,428
Singapore	—	13,247	—	—	13,247
Switzerland	—	40,035	—	—	40,035
United Kingdom	—	109,786	—	—	109,786
United States of America	296,864	—	—	—	296,864

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/BlackRock Global Natural Resources Fund (continued)
Short Term Investments	13,984	—	—	38,045	52,029
	544,687	321,640	—	38,045	904,372
JNL/BlackRock Large Cap Select Growth Fund
Assets - Securities
Common Stocks	2,956,559	116,233	—	—	3,072,792
Preferred Stocks	—	—	7,066	—	7,066
Short Term Investments	1,453	—	—	—	1,453
	2,958,012	116,233	7,066	—	3,081,311
JNL/Boston Partners Global Long Short Equity Fund
Assets - Securities
Common Stocks
Consumer Discretionary	27,688	16,641	—	—	44,329
Consumer Staples	10,084	35,691	—	—	45,775
Energy	45,702	8,101	—	—	53,803
Financials	76,438	55,971	—	—	132,409
Health Care	32,669	22,179	—	—	54,848
Industrials	25,696	34,583	—	—	60,279
Information Technology	108,462	29,444	—	—	137,906
Materials	29,540	22,819	—	—	52,359
Telecommunication Services	915	14,551	—	—	15,466
Utilities	—	4,551	—	—	4,551
Preferred Stocks	4,625	—	—	—	4,625
	361,819	244,531	—	—	606,350
Liabilities - Securities
Common Stocks
Consumer Discretionary	(31,155)	(28,668)	—	—	(59,823)
Consumer Staples	(5,670)	(18,699)	—	—	(24,369)
Energy	(15,836)	—	—	—	(15,836)
Financials	(18,673)	(5,502)	—	—	(24,175)
Health Care	(11,816)	(7,721)	—	—	(19,537)
Industrials	(23,244)	(27,355)	—	—	(50,599)
Information Technology	(45,625)	(17,586)	—	—	(63,211)
Materials	(24,547)	(10,522)	—	—	(35,069)
Real Estate	(2,054)	—	—	—	(2,054)
	(178,620)	(116,053)	—	—	(294,673)
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	1	—	—	1
OTC Contracts for Difference	—	214	—	—	214
	—	215	—	—	215
Liabilities - Investments in Other Financial Instruments[2]
Exchange Traded Written Options	(161)	—	—	—	(161)
Open Forward Foreign Currency Contracts	—	(5)	—	—	(5)
OTC Contracts for Difference	—	(400)	—	—	(400)
	(161)	(405)	—	—	(566)
JNL/Brookfield Global Infrastructure and MLP Fund
Assets - Securities
Common Stocks	657,711	328,811	—	—	986,522
Short Term Investments	22,042	—	—	1,060	23,102
	679,753	328,811	—	1,060	1,009,624
JNL/Causeway International Value Select Fund
Assets - Securities
Common Stocks	185,422	1,526,647	—	—	1,712,069
Preferred Stocks	92,865	—	—	—	92,865
Short Term Investments	49,650	—	—	—	49,650
	327,937	1,526,647	—	—	1,854,584
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—
JNL/ClearBridge Large Cap Growth Fund
Assets - Securities
Common Stocks	447,853	—	—	—	447,853
Short Term Investments	13,376	—	—	—	13,376
	461,229	—	—	—	461,229
JNL/Crescent High Income Fund
Assets - Securities
Corporate Bonds And Notes	—	590,372	—	—	590,372
Senior Loan Interests[3]	—	72,260	12,628	—	84,888
Short Term Investments	37,286	—	—	—	37,286
	37,286	662,632	12,628	—	712,546

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/DFA U.S. Core Equity Fund
Assets - Securities
Common Stocks	1,186,086	13	—	—	1,186,099
Rights	—	—	25	—	25
Short Term Investments	12,558	—	—	—	12,558
	1,198,644	13	25	—	1,198,682
JNL/DoubleLine Core Fixed Income Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	791,310	21,805	—	813,115
Corporate Bonds And Notes	—	846,447	—	—	846,447
Senior Loan Interests	—	118,598	307	—	118,905
Government And Agency Obligations	—	1,480,611	30,096	—	1,510,707
Other Equity Interests	—	—	—	—	—
Short Term Investments	138,798	67,955	—	—	206,753
	138,798	3,304,921	52,208	—	3,495,927
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	16	—	—	16
	—	16	—	—	16
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(266)	—	—	(266)
	—	(266)	—	—	(266)
JNL/DoubleLine Emerging Markets Fixed Income Fund
Assets - Securities
Corporate Bonds And Notes	—	392,686	—	—	392,686
Government And Agency Obligations	—	138,535	—	—	138,535
Short Term Investments	33,924	—	—	—	33,924
	33,924	531,221	—	—	565,145
JNL/DoubleLine Shiller Enhanced CAPE Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	583,097	11,717	—	594,814
Corporate Bonds And Notes	—	190,883	—	—	190,883
Senior Loan Interests	—	105,711	191	—	105,902
Government And Agency Obligations	—	268,055	—	—	268,055
Short Term Investments	172,413	50,908	—	—	223,321
	172,413	1,198,654	11,908	—	1,382,975
Assets - Investments in Other Financial Instruments[2]
OTC Total Return Swap Agreements	—	55,928	—	—	55,928
	—	55,928	—	—	55,928
Liabilities - Investments in Other Financial Instruments[2]
OTC Total Return Swap Agreements	—	(46)	—	—	(46)
	—	(46)	—	—	(46)
JNL/FPA + DoubleLine Flexible Allocation Fund
Assets - Securities
Common Stocks	1,056,283	261,042	1,027	—	1,318,352
Preferred Stocks	18,955	—	—	—	18,955
Non-U.S. Government Agency Asset-Backed Securities	—	280,070	2,500	—	282,570
Corporate Bonds And Notes	—	173,221	—	—	173,221
Senior Loan Interests	—	55,977	106	—	56,083
Government And Agency Obligations	—	375,883	—	—	375,883
Investment Companies	48,025	—	—	—	48,025
Short Term Investments	59,846	—	—	—	59,846
	1,183,109	1,146,193	3,633	—	2,332,935
Liabilities - Securities
Common Stocks	(34,883)	(138,397)	—	—	(173,280)
Preferred Stocks	(16,747)	—	—	—	(16,747)
Investment Companies	(20,430)	—	—	—	(20,430)
	(72,060)	(138,397)	—	—	(210,457)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Franklin Templeton Global Fund
Assets - Securities
Common Stocks
Canada	27,386	—	—	—	27,386
China	22,582	18,315	—	—	40,897
France	—	53,871	—	—	53,871
Germany	—	33,677	—	—	33,677
Hong Kong	—	10,315	—	—	10,315
India	—	9,445	—	—	9,445
Indonesia	—	6,322	—	—	6,322
Ireland	22,231	2,052	—	—	24,283
Israel	19,557	—	—	—	19,557
Italy	—	15,261	—	—	15,261
Japan	—	46,528	—	—	46,528
Luxembourg	—	15,148	—	—	15,148
Netherlands	—	54,490	—	—	54,490
Portugal	—	10,204	—	—	10,204
Russian Federation	—	9,187	—	—	9,187
Singapore	—	21,332	—	—	21,332
South Korea	13,778	32,604	—	—	46,382
Spain	—	8,535	—	—	8,535
Sweden	1,475	16,769	—	—	18,244
Switzerland	—	25,202	—	—	25,202
Thailand	—	12,307	—	—	12,307
United Kingdom	—	119,043	—	—	119,043
United States of America	367,333	4,671	—	—	372,004
Corporate Bonds And Notes	—	4,988	—	—	4,988
Short Term Investments	42,938	—	—	31,751	74,689
	517,280	530,266	—	31,751	1,079,297
JNL/Franklin Templeton Global Multisector Bond Fund
Assets - Securities
Corporate Bonds And Notes	—	14,066	—	—	14,066
Government And Agency Obligations	—	1,075,833	—	—	1,075,833
Preferred Stocks	—	—	360	—	360
Common Stocks	—	—	274	—	274
Warrants	—	—	—	—	—
Short Term Investments	119,176	333,106	—	—	452,282
	119,176	1,423,005	634	—	1,542,815
Assets - Investments in Other Financial Instruments[2]
Centrally Cleared Interest Rate Swap Agreements	—	4,643	—	—	4,643
Open Forward Foreign Currency Contracts	—	10,798	—	—	10,798
	—	15,441	—	—	15,441
Liabilities - Investments in Other Financial Instruments[2]
Centrally Cleared Interest Rate Swap Agreements	—	(3,897)	—	—	(3,897)
Open Forward Foreign Currency Contracts	—	(31,281)	—	—	(31,281)
	—	(35,178)	—	—	(35,178)
JNL/Franklin Templeton Income Fund
Assets - Securities
Equity Linked Structured Notes	—	101,930	—	—	101,930
Common Stocks	1,166,645	97,217	830	—	1,264,692
Preferred Stocks	29,639	—	818	—	30,457
Corporate Bonds And Notes	—	880,342	—	—	880,342
Senior Loan Interests	—	83,835	1,143	—	84,978
Other Equity Interests	—	6	1	—	7
Short Term Investments	172,927	—	—	158,625	331,552
	1,369,211	1,163,330	2,792	158,625	2,693,958
JNL/Franklin Templeton International Small Cap Growth Fund
Assets - Securities
Common Stocks	165,728	541,358	—	—	707,086
Preferred Stocks	1,908	—	—	—	1,908
Investment Companies	4,425	—	—	—	4,425
Short Term Investments	32,631	—	—	14,833	47,464
	204,692	541,358	—	14,833	760,883
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Franklin Templeton Mutual Shares Fund
Assets - Securities
Common Stocks	946,170	164,807	—	—	1,110,977
Rights	166	—	—	—	166
Warrants	—	84	—	—	84
Corporate Bonds And Notes	—	15,744	—	—	15,744
Senior Loan Interests	—	15,346	—	—	15,346
Other Equity Interests	—	710	—	—	710
Short Term Investments	68,885	3,494	—	2,062	74,441
	1,015,221	200,185	—	2,062	1,217,468
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	32	—	—	32
	—	32	—	—	32
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(2,842)	—	—	(2,842)
	—	(2,842)	—	—	(2,842)
JNL/Goldman Sachs Core Plus Bond Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	173,718	4,608	—	178,326
Corporate Bonds And Notes	—	339,571	—	—	339,571
Government And Agency Obligations	—	557,928	—	—	557,928
Preferred Stocks	1,132	—	—	—	1,132
Other Equity Interests	—	—	—	—	—
Credit Linked Structured Notes	—	5,895	—	—	5,895
Common Stocks	—	—	—	—	—
Short Term Investments	61,655	9,260	—	—	70,915
	62,787	1,086,372	4,608	—	1,153,767
Liabilities - Securities
Government And Agency Obligations	—	(12,330)	—	—	(12,330)
	—	(12,330)	—	—	(12,330)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	106	—	—	—	106
Centrally Cleared Interest Rate Swap Agreements	—	1,199	—	—	1,199
Exchange Traded Purchased Options	70	—	—	—	70
Open Forward Foreign Currency Contracts	—	7,065	—	—	7,065
OTC Interest Rate Swap Agreements	—	11	—	—	11
OTC Credit Default Swap Agreements	—	1	—	—	1
OTC Non-Deliverable Bond Forward Contracts	—	103	—	—	103
	176	8,379	—	—	8,555
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(269)	—	—	—	(269)
Centrally Cleared Interest Rate Swap Agreements	—	(2,307)	—	—	(2,307)
Centrally Cleared Credit Default Swap Agreements	—	(840)	—	—	(840)
Open Forward Foreign Currency Contracts	—	(5,034)	—	—	(5,034)
OTC Interest Rate Swap Agreements	—	(407)	—	—	(407)
OTC Credit Default Swap Agreements	—	(741)	—	—	(741)
	(269)	(9,329)	—	—	(9,598)
JNL/Goldman Sachs Emerging Markets Debt Fund
Assets - Securities
Corporate Bonds And Notes	—	72,266	—	—	72,266
Government And Agency Obligations	—	201,821	—	—	201,821
Credit Linked Structured Notes	—	23,768	—	—	23,768
Common Stocks	—	33	—	—	33
Short Term Investments	5,872	1,955	—	—	7,827
	5,872	299,843	—	—	305,715
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	46	—	—	—	46
Centrally Cleared Interest Rate Swap Agreements	—	273	—	—	273
Exchange Traded Purchased Options	18	—	—	—	18
Open Forward Foreign Currency Contracts	—	4,601	—	—	4,601
OTC Interest Rate Swap Agreements	—	1,232	—	—	1,232
OTC Credit Default Swap Agreements	—	2	—	—	2
OTC Non-Deliverable Bond Forward Contracts	—	137	—	—	137
	64	6,245	—	—	6,309
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(9)	—	—	—	(9)
Centrally Cleared Interest Rate Swap Agreements	—	(400)	—	—	(400)
Open Forward Foreign Currency Contracts	—	(5,281)	—	—	(5,281)
OTC Interest Rate Swap Agreements	—	(1,569)	—	—	(1,569)
OTC Credit Default Swap Agreements	—	(966)	—	—	(966)
	(9)	(8,216)	—	—	(8,225)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/GQG Emerging Markets Equity Fund
Assets - Securities
Participatory Notes	—	20,838	—	—	20,838
Common Stocks
Argentina	11,227	—	—	—	11,227
Brazil	36,569	—	—	—	36,569
Cayman Islands	4,195	—	—	—	4,195
China	39,991	50,265	—	—	90,256
Hong Kong	—	22,878	—	—	22,878
Hungary	—	9,303	—	—	9,303
India	15,256	—	—	—	15,256
Indonesia	9,519	32,266	—	—	41,785
Mexico	13,824	—	—	—	13,824
Netherlands	—	7,612	—	—	7,612
Russian Federation	7,608	49,790	—	—	57,398
Singapore	—	3,195	—	—	3,195
South Africa	—	5,531	—	—	5,531
South Korea	—	27,144	—	—	27,144
Taiwan	14,550	—	—	—	14,550
Thailand	—	13,463	—	—	13,463
United States of America	17,560	—	—	—	17,560
Short Term Investments	12,703	—	—	—	12,703
	183,002	242,285	—	—	425,287
JNL/Harris Oakmark Global Equity Fund
Assets - Securities
Common Stocks
China	17,981	—	—	—	17,981
France	—	78,665	—	—	78,665
Germany	—	109,830	—	—	109,830
Italy	—	48,602	—	—	48,602
Japan	—	45,344	—	—	45,344
Mexico	25,330	—	—	—	25,330
Netherlands	—	12,913	—	—	12,913
South Korea	—	800	—	—	800
Switzerland	—	225,813	—	—	225,813
United Kingdom	71,179	94,515	—	—	165,694
United States of America	331,403	—	—	—	331,403
Short Term Investments	56,264	—	—	—	56,264
	502,157	616,482	—	—	1,118,639
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	429	—	—	429
	—	429	—	—	429
JNL/Invesco China-India Fund
Assets - Securities
Common Stocks	144,687	576,798	—	—	721,485
Short Term Investments	29,736	—	—	3,147	32,883
	174,423	576,798	—	3,147	754,368
JNL/Invesco Diversified Dividend Fund
Assets - Securities
Common Stocks	432,949	82,405	—	—	515,354
Short Term Investments	45,709	—	—	—	45,709
	478,658	82,405	—	—	561,063
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	140	—	—	140
	—	140	—	—	140
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(619)	—	—	(619)
	—	(619)	—	—	(619)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Invesco Global Real Estate Fund
Assets - Securities
Common Stocks
Australia	—	109,928	—	—	109,928
Canada	56,407	—	—	—	56,407
France	—	80,963	—	—	80,963
Germany	—	72,163	—	—	72,163
Hong Kong	10,662	152,933	—	—	163,595
Ireland	—	8,592	—	—	8,592
Japan	—	195,518	—	—	195,518
Luxembourg	—	27,782	—	—	27,782
Malta	—	—	94	—	94
Singapore	—	49,142	—	—	49,142
Spain	—	15,078	—	—	15,078
Sweden	—	31,596	—	—	31,596
Switzerland	—	15,871	—	—	15,871
United Kingdom	18,303	81,910	—	—	100,213
United States of America	1,022,079	—	—	—	1,022,079
Short Term Investments	19,118	—	—	—	19,118
	1,126,569	841,476	94	—	1,968,139
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—
JNL/Invesco International Growth Fund
Assets - Securities
Common Stocks	300,893	1,092,136	—	—	1,393,029
Short Term Investments	106,195	—	—	—	106,195
	407,088	1,092,136	—	—	1,499,224
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—
JNL/Invesco Mid Cap Value Fund
Assets - Securities
Common Stocks	526,916	—	—	—	526,916
Short Term Investments	23,968	—	—	—	23,968
	550,884	—	—	—	550,884
JNL/Invesco Small Cap Growth Fund
Assets - Securities
Common Stocks	1,874,493	—	—	—	1,874,493
Short Term Investments	75,632	—	—	—	75,632
	1,950,125	—	—	—	1,950,125
JNL/JPMorgan MidCap Growth Fund
Assets - Securities
Common Stocks	2,017,811	—	—	—	2,017,811
Short Term Investments	117,590	—	—	—	117,590
	2,135,401	—	—	—	2,135,401
JNL/JPMorgan U.S. Government & Quality Bond Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	73,299	—	—	73,299
Corporate Bonds And Notes	—	75,942	—	—	75,942
Government And Agency Obligations	—	1,142,273	—	—	1,142,273
Short Term Investments	69,010	—	—	—	69,010
	69,010	1,291,514	—	—	1,360,524
JNL/Lazard Emerging Markets Fund
Assets - Securities
Common Stocks	323,887	679,725	—	—	1,003,612
Short Term Investments	13,991	—	—	—	13,991
	337,878	679,725	—	—	1,017,603
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—
JNL/Mellon Capital Consumer Staples Sector Fund
Assets - Securities
Common Stocks	7,659	—	—	—	7,659
Investment Companies	3	—	—	—	3
Short Term Investments	193	—	—	44	237
	7,855	—	—	44	7,899

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Mellon Capital Emerging Markets Index Fund
Assets - Securities
Common Stocks	236,842	1,086,747	895	—	1,324,484
Preferred Stocks	51,014	—	—	—	51,014
Other Equity Interests	—	—	—	—	—
Short Term Investments	22,088	1,067	—	3,234	26,389
	309,944	1,087,814	895	3,234	1,401,887
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	805	—	—	—	805
	805	—	—	—	805
JNL/Mellon Capital European 30 Fund
Assets - Securities
Common Stocks	14,463	456,318	—	—	470,781
Preferred Stocks	—	15,598	—	—	15,598
Short Term Investments	194	80	—	—	274
	14,657	471,996	—	—	486,653
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	4	—	—	—	4
Open Forward Foreign Currency Contracts	—	5	—	—	5
	4	5	—	—	9
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(11)	—	—	—	(11)
	(11)	—	—	—	(11)
JNL/Mellon Capital Industrials Sector Fund
Assets - Securities
Common Stocks	16,771	—	—	—	16,771
Short Term Investments	251	—	—	122	373
	17,022	—	—	122	17,144
JNL/Mellon Capital Materials Sector Fund
Assets - Securities
Common Stocks	42,633	—	—	—	42,633
Investment Companies	249	—	—	—	249
Short Term Investments	312	—	—	101	413
	43,194	—	—	101	43,295
JNL/Mellon Capital Pacific Rim 30 Fund
Assets - Securities
Common Stocks	—	309,329	—	—	309,329
Investment Companies	7,661	—	—	—	7,661
Short Term Investments	324	20	—	—	344
	7,985	309,349	—	—	317,334
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	3	—	—	3
	—	3	—	—	3
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(5)	—	—	—	(5)
	(5)	—	—	—	(5)
JNL/Mellon Capital Real Estate Sector Fund
Assets - Securities
Common Stocks	165,412	—	—	—	165,412
Investment Companies	819	—	—	—	819
Short Term Investments	77	—	—	1,704	1,781
	166,308	—	—	1,704	168,012
JNL/Mellon Capital S&P 500 Index Fund
Assets - Securities
Common Stocks	7,776,723	—	—	—	7,776,723
Short Term Investments	179,483	283,327	—	18,380	481,190
	7,956,206	283,327	—	18,380	8,257,913
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	369	—	—	—	369
	369	—	—	—	369
JNL S&P 500 Index Fund
Assets - Securities
Common Stocks	5,994	—	—	—	5,994
Investment Companies	96	—	—	—	96
Short Term Investments	63	—	—	11	74
	6,153	—	—	11	6,164
JNL/Mellon Capital S&P 400 MidCap Index Fund
Assets - Securities
Common Stocks	3,135,824	—	—	—	3,135,824
Short Term Investments	16,716	788	—	72,199	89,703
	3,152,540	788	—	72,199	3,225,527

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Mellon Capital S&P 400 MidCap Index Fund (continued)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	41	—	—	—	41
	41	—	—	—	41
JNL/Mellon Capital S&P 1500 Growth Index Fund
Assets - Securities
Common Stocks	16,825	—	—	—	16,825
Investment Companies	37	—	—	—	37
Short Term Investments	29	—	—	19	48
	16,891	—	—	19	16,910
JNL/Mellon Capital S&P 1500 Value Index Fund
Assets - Securities
Common Stocks	8,864	—	—	—	8,864
Investment Companies	51	—	—	—	51
Short Term Investments	20	—	—	25	45
	8,935	—	—	25	8,960
JNL/Mellon Capital Small Cap Index Fund
Assets - Securities
Common Stocks	2,337,607	—	—	—	2,337,607
Short Term Investments	7,775	549	—	108,059	116,383
	2,345,382	549	—	108,059	2,453,990
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	24	—	—	—	24
	24	—	—	—	24
JNL/Mellon Capital International Index Fund
Assets - Securities
Common Stocks	23,900	2,019,019	8	—	2,042,927
Preferred Stocks	11,568	2,151	—	—	13,719
Rights	76	—	—	—	76
Short Term Investments	36,310	2,175	—	15,355	53,840
	71,854	2,023,345	8	15,355	2,110,562
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	464	—	—	—	464
Open Forward Foreign Currency Contracts	—	520	—	—	520
	464	520	—	—	984
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(379)	—	—	—	(379)
Open Forward Foreign Currency Contracts	—	(39)	—	—	(39)
	(379)	(39)	—	—	(418)
JNL/Mellon Capital MSCI KLD 400 Social Index Fund
Assets - Securities
Common Stocks	15,771	—	—	—	15,771
Investment Companies	36	—	—	—	36
Short Term Investments	239	—	—	38	277
	16,046	—	—	38	16,084
JNL/Mellon Capital Bond Index Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	22,591	—	—	22,591
Corporate Bonds And Notes	—	312,546	—	—	312,546
Government And Agency Obligations	—	860,106	—	—	860,106
Short Term Investments	87,692	—	—	11,656	99,348
	87,692	1,195,243	—	11,656	1,294,591
Liabilities - Securities
Government And Agency Obligations	—	(2,940)	—	—	(2,940)
	—	(2,940)	—	—	(2,940)
JNL/Mellon Capital Utilities Sector Fund
Assets - Securities
Common Stocks	81,380	—	—	—	81,380
Short Term Investments	—	—	—	286	286
	81,380	—	—	286	81,666
JNL/MFS Mid Cap Value Fund
Assets - Securities
Common Stocks	930,915	6,340	—	—	937,255
Short Term Investments	25,282	—	—	—	25,282
	956,197	6,340	—	—	962,537

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL Multi-Manager Alternative Fund
Assets - Securities
Common Stocks	338,023	60,810	337	—	399,170
Preferred Stocks	10,870	502	—	—	11,372
Rights	182	—	13	—	195
Warrants	128	24	—	—	152
Non-U.S. Government Agency Asset-Backed Securities	—	9,137	—	—	9,137
Corporate Bonds And Notes	—	202,133	—	—	202,133
Senior Loan Interests	—	42,232	1,206	—	43,438
Government And Agency Obligations	—	94,692	—	—	94,692
Other Equity Interests	—	1	—	—	1
Investment Companies	19,545	—	—	—	19,545
Short Term Investments	267,352	373	—	—	267,725
	636,100	409,904	1,556	—	1,047,560
Liabilities - Securities
Common Stocks	(71,823)	(9,141)	—	—	(80,964)
Preferred Stocks	(972)	—	—	—	(972)
Investment Companies	(3,068)	—	—	—	(3,068)
	(75,863)	(9,141)	—	—	(85,004)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	1,368	—	—	—	1,368
Centrally Cleared Interest Rate Swap Agreements	—	852	—	—	852
Centrally Cleared Credit Default Swap Agreements	—	120	—	—	120
Exchange Traded Futures Options	44	—	—	—	44
Exchange Traded Purchased Options	279	—	—	—	279
OTC Purchased Options	—	185	—	—	185
Open Forward Foreign Currency Contracts	—	1,128	—	—	1,128
OTC Interest Rate Swap Agreements	—	602	—	—	602
OTC Credit Default Swap Agreements	—	16	—	—	16
OTC Contracts for Difference	—	1,455	—	—	1,455
OTC Total Return Swap Agreements	—	2,792	—	—	2,792
	1,691	7,150	—	—	8,841
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(381)	—	—	—	(381)
Centrally Cleared Interest Rate Swap Agreements	—	(1,204)	—	—	(1,204)
Centrally Cleared Credit Default Swap Agreements	—	(52)	—	—	(52)
Exchange Traded Futures Options	(21)	—	—	—	(21)
Exchange Traded Written Options	(702)	(1)	—	—	(703)
OTC Written Options	—	(208)	—	—	(208)
Open Forward Foreign Currency Contracts	—	(2,236)	—	—	(2,236)
OTC Credit Default Swap Agreements	—	(1)	—	—	(1)
OTC Contracts for Difference	—	(1,516)	—	—	(1,516)
OTC Total Return Swap Agreements	—	(967)	—	—	(967)
	(1,104)	(6,185)	—	—	(7,289)
JNL Multi-Manager Mid Cap Fund
Assets - Securities
Common Stocks	931,243	—	—	—	931,243
Short Term Investments	37,720	—	—	—	37,720
	968,963	—	—	—	968,963
JNL Multi-Manager Small Cap Growth Fund
Assets - Securities
Common Stocks	1,676,169	—	—	—	1,676,169
Rights	—	—	482	—	482
Short Term Investments	34,196	—	—	93,016	127,212
	1,710,365	—	482	93,016	1,803,863
JNL Multi-Manager Small Cap Value Fund
Assets - Securities
Common Stocks	1,204,917	—	—	—	1,204,917
Short Term Investments	24,398	—	—	51,361	75,759
	1,229,315	—	—	51,361	1,280,676
JNL/Neuberger Berman Strategic Income Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	116,957	—	—	116,957
Corporate Bonds And Notes	—	137,731	—	—	137,731
Senior Loan Interests	—	106,662	—	—	106,662
Government And Agency Obligations	—	422,403	—	—	422,403
Investment Companies	49,554	—	—	—	49,554
Short Term Investments	17,979	25,354	—	—	43,333
	67,533	809,107	—	—	876,640
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	300	—	—	—	300
Centrally Cleared Credit Default Swap Agreements	—	112	—	—	112
	300	112	—	—	412

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Neuberger Berman Strategic Income Fund (continued)
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(825)	—	—	—	(825)
Centrally Cleared Interest Rate Swap Agreements	—	(9)	—	—	(9)
	(825)	(9)	—	—	(834)
JNL/Oppenheimer Emerging Markets Innovator Fund
Assets - Securities
Common Stocks	123,879	351,357	—	—	475,236
Preferred Stocks	2,794	—	—	—	2,794
Short Term Investments	57,702	—	—	—	57,702
	184,375	351,357	—	—	535,732
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(4)	—	—	(4)
	—	(4)	—	—	(4)
JNL/Oppenheimer Global Growth Fund
Assets - Securities
Common Stocks
China	62,326	—	—	—	62,326
Denmark	—	14,163	—	—	14,163
France	—	158,131	—	—	158,131
Germany	—	196,261	—	—	196,261
India	21,891	75,463	—	—	97,354
Italy	—	17,498	—	—	17,498
Japan	—	374,038	—	—	374,038
Netherlands	—	83,846	—	—	83,846
Spain	—	61,187	—	—	61,187
Sweden	—	31,491	—	—	31,491
Switzerland	—	82,705	—	—	82,705
United Kingdom	21,301	114,932	—	—	136,233
United States of America	1,180,720	—	—	—	1,180,720
Preferred Stocks	45,711	—	—	—	45,711
Short Term Investments	79,695	—	—	—	79,695
	1,411,644	1,209,715	—	—	2,621,359
JNL/PIMCO Income Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	232,373	—	—	232,373
Corporate Bonds And Notes	—	150,099	—	—	150,099
Senior Loan Interests	—	25,607	1,395	—	27,002
Government And Agency Obligations	—	188,353	—	—	188,353
Short Term Investments	—	99,957	—	—	99,957
	—	696,389	1,395	—	697,784
Assets - Investments in Other Financial Instruments[2]
Centrally Cleared Interest Rate Swap Agreements	—	338	—	—	338
Centrally Cleared Credit Default Swap Agreements	—	1,913	—	—	1,913
Open Forward Foreign Currency Contracts	—	732	—	—	732
OTC Credit Default Swap Agreements	—	301	—	—	301
	—	3,284	—	—	3,284
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(331)	—	—	—	(331)
Centrally Cleared Interest Rate Swap Agreements	—	(227)	—	—	(227)
Open Forward Foreign Currency Contracts	—	(2,886)	—	—	(2,886)
OTC Credit Default Swap Agreements	—	(2)	—	—	(2)
	(331)	(3,115)	—	—	(3,446)
JNL/PIMCO Real Return Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	199,216	4,230	—	203,446
Corporate Bonds And Notes	—	129,303	—	—	129,303
Senior Loan Interests	—	199	992	—	1,191
Government And Agency Obligations	—	2,617,313	—	—	2,617,313
Preferred Stocks	655	—	—	—	655
Short Term Investments	—	115,779	—	417	116,196
	655	3,061,810	5,222	417	3,068,104
Liabilities - Securities
Government And Agency Obligations	—	(64,455)	—	—	(64,455)
	—	(64,455)	—	—	(64,455)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/PIMCO Real Return Fund (continued)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	483	—	—	—	483
Centrally Cleared Interest Rate Swap Agreements	—	7,359	—	—	7,359
Exchange Traded Futures Options	101	—	—	—	101
Exchange Traded Purchased Options	145	—	—	—	145
OTC Purchased Options	—	603	—	—	603
Open Forward Foreign Currency Contracts	—	2,004	—	—	2,004
OTC Credit Default Swap Agreements	—	618	—	—	618
	729	10,584	—	—	11,313
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(602)	—	—	—	(602)
Centrally Cleared Interest Rate Swap Agreements	—	(2,994)	—	—	(2,994)
Centrally Cleared Credit Default Swap Agreements	—	(315)	—	—	(315)
Exchange Traded Futures Options	(58)	—	—	—	(58)
Exchange Traded Written Options	(78)	—	—	—	(78)
OTC Written Options	—	(102)	—	—	(102)
Open Forward Foreign Currency Contracts	—	(9,152)	—	—	(9,152)
OTC Interest Rate Swap Agreements	—	(1,766)	—	—	(1,766)
OTC Total Return Swap Agreements	—	(19)	—	—	(19)
	(738)	(14,348)	—	—	(15,086)
JNL/PPM America Floating Rate Income Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	9,786	—	—	9,786
Corporate Bonds And Notes	—	53,147	—	—	53,147
Senior Loan Interests[3]	—	1,343,003	13,816	—	1,356,819
Preferred Stocks	1,155	—	—	—	1,155
Other Equity Interests	—	27	—	—	27
Common Stocks	2,047	39	1,254	—	3,340
Warrants	—	—	—	—	—
Short Term Investments	57,804	—	—	—	57,804
	61,006	1,406,002	15,070	—	1,482,078
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	115	—	—	—	115
	115	—	—	—	115
JNL/PPM America High Yield Bond Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	14,851	—	—	14,851
Corporate Bonds And Notes	—	1,886,250	4,998	—	1,891,248
Senior Loan Interests[3]	—	99,799	13,427	—	113,226
Government And Agency Obligations	—	43,423	—	—	43,423
Preferred Stocks	15,073	—	—	—	15,073
Other Equity Interests	—	—	—	—	—
Common Stocks	144,480	2,787	1	—	147,268
Investment Companies	30,934	—	—	—	30,934
Short Term Investments	243,993	—	—	—	243,993
	434,480	2,047,110	18,426	—	2,500,016
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	687	—	—	—	687
	687	—	—	—	687
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(159)	—	—	—	(159)
	(159)	—	—	—	(159)
JNL/PPM America Mid Cap Value Fund
Assets - Securities
Common Stocks	696,315	—	—	—	696,315
Short Term Investments	11,466	—	—	—	11,466
	707,781	—	—	—	707,781
JNL/PPM America Small Cap Value Fund
Assets - Securities
Common Stocks	900,785	—	—	—	900,785
Short Term Investments	55,647	—	—	—	55,647
	956,432	—	—	—	956,432
JNL/PPM America Total Return Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	188,001	—	—	188,001
Corporate Bonds And Notes	—	537,681	7,312	—	544,993
Senior Loan Interests	—	31,348	3,170	—	34,518
Government And Agency Obligations	—	455,202	—	—	455,202
Preferred Stocks	600	—	—	—	600
Short Term Investments	46,197	—	—	—	46,197
	46,797	1,212,232	10,482	—	1,269,511

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/PPM America Total Return Fund (continued)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	1,699	—	—	—	1,699
	1,699	—	—	—	1,699
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(137)	—	—	—	(137)
	(137)	—	—	—	(137)
JNL/PPM America Value Equity Fund
Assets - Securities
Common Stocks	230,780	—	—	—	230,780
Short Term Investments	1,785	—	—	—	1,785
	232,565	—	—	—	232,565
JNL/S&P Competitive Advantage Fund
Assets - Securities
Common Stocks	2,888,198	—	—	—	2,888,198
Short Term Investments	1,276	90,259	—	181,616	273,151
	2,889,474	90,259	—	181,616	3,161,349
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(28)	—	—	—	(28)
	(28)	—	—	—	(28)
JNL/S&P Dividend Income & Growth Fund
Assets - Securities
Common Stocks	5,441,997	—	—	—	5,441,997
Short Term Investments	13,107	180,978	—	120,104	314,189
	5,455,104	180,978	—	120,104	5,756,186
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	198	—	—	—	198
	198	—	—	—	198
JNL/S&P International 5 Fund
Assets - Securities
Common Stocks	4,076	42,631	—	—	46,707
Rights	10	—	—	—	10
Short Term Investments	231	10	—	337	578
	4,317	42,641	—	337	47,295
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	—	—	—	—	—
	—	—	—	—	—
JNL/S&P Intrinsic Value Fund
Assets - Securities
Common Stocks	2,639,750	—	—	—	2,639,750
Short Term Investments	4,728	459	—	50,948	56,135
	2,644,478	459	—	50,948	2,695,885
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	101	—	—	—	101
	101	—	—	—	101
JNL/S&P Mid 3 Fund
Assets - Securities
Common Stocks	311,000	—	—	—	311,000
Short Term Investments	1,338	65	—	21,215	22,618
	312,338	65	—	21,215	333,618
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	3	—	—	—	3
	3	—	—	—	3
JNL/S&P Total Yield Fund
Assets - Securities
Common Stocks	2,308,061	—	—	—	2,308,061
Short Term Investments	5,376	444	—	29,105	34,925
	2,313,437	444	—	29,105	2,342,986
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	80	—	—	—	80
	80	—	—	—	80
JNL/Scout Unconstrained Bond Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	64,339	—	—	64,339
Corporate Bonds And Notes	—	191,070	—	—	191,070
Government And Agency Obligations	—	409,040	—	—	409,040
Short Term Investments	105,814	—	—	—	105,814
	105,814	664,449	—	—	770,263

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Scout Unconstrained Bond Fund (continued)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	1,156	—	—	—	1,156
	1,156	—	—	—	1,156
JNL/T. Rowe Price Established Growth Fund
Assets - Securities
Common Stocks	8,483,529	161,664	9,842	—	8,655,035
Preferred Stocks	—	—	56,127	—	56,127
Corporate Bonds And Notes	—	20,238	—	—	20,238
Short Term Investments	150,064	—	—	—	150,064
	8,633,593	181,902	65,969	—	8,881,464
JNL/T. Rowe Price Mid-Cap Growth Fund
Assets - Securities
Common Stocks	5,015,070	—	3,877	—	5,018,947
Preferred Stocks	—	—	17,350	—	17,350
Short Term Investments	311,366	—	—	—	311,366
	5,326,436	—	21,227	—	5,347,663
JNL/T. Rowe Price Short-Term Bond Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	456,002	2,914	—	458,916
Corporate Bonds And Notes	—	753,504	—	—	753,504
Government And Agency Obligations	—	300,767	—	—	300,767
Short Term Investments	5,161	25,788	—	—	30,949
	5,161	1,536,061	2,914	—	1,544,136
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	199	—	—	—	199
	199	—	—	—	199
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(768)	—	—	—	(768)
Open Forward Foreign Currency Contracts	—	(14)	—	—	(14)
	(768)	(14)	—	—	(782)
JNL/T. Rowe Price Value Fund
Assets - Securities
Common Stocks	4,829,454	70,297	—	—	4,899,751
Preferred Stocks	30,276	—	—	—	30,276
Short Term Investments	26,368	—	—	—	26,368
	4,886,098	70,297	—	—	4,956,395
JNL/Vanguard Growth Allocation Fund
Assets - Securities
Investment Companies	41,286	—	—	—	41,286
Short Term Investments	552	—	—	681	1,233
	41,838	—	—	681	42,519
JNL/Vanguard Moderate Allocation Fund
Assets - Securities
Investment Companies	32,669	—	—	—	32,669
Short Term Investments	1,017	—	—	—	1,017
	33,686	—	—	—	33,686
JNL/Vanguard Moderate Growth Allocation Fund
Assets - Securities
Investment Companies	48,220	—	—	—	48,220
Short Term Investments	1,019	—	—	47	1,066
	49,239	—	—	47	49,286
JNL/Westchester Capital Event Driven Fund
Assets - Securities
Common Stocks	123,181	3,417	—	—	126,598
Preferred Stocks	8,475	—	—	—	8,475
Rights	597	—	14	—	611
Warrants	356	—	—	—	356
Investment Companies	11,551	—	—	—	11,551
Corporate Bonds And Notes	—	46,895	—	—	46,895
Other Equity Interests	—	8	308	—	316
Short Term Investments	15,455	—	—	—	15,455
	159,615	50,320	322	—	210,257
Liabilities - Securities
Common Stocks	(26,615)	—	—	—	(26,615)
	(26,615)	—	—	—	(26,615)
Assets - Investments in Other Financial Instruments[2]
Exchange Traded Purchased Options	396	11	—	—	407
OTC Purchased Options	—	4	—	—	4
Open Forward Foreign Currency Contracts	—	5	—	—	5
OTC Total Return Swap Agreements	—	13,086	—	—	13,086
	396	13,106	—	—	13,502

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Westchester Capital Event Driven Fund (continued)
Liabilities - Investments in Other Financial Instruments[2]
Exchange Traded Written Options	(2,926)	(65)	—	—	(2,991)
OTC Written Options	—	(93)	—	—	(93)
Open Forward Foreign Currency Contracts	—	(625)	—	—	(625)
OTC Total Return Swap Agreements	—	(15,287)	(201)	—	(15,488)
	(2,926)	(16,070)	(201)	—	(19,197)
JNL/WMC Balanced Fund
Assets - Securities
Common Stocks	5,026,632	—	—	—	5,026,632
Non-U.S. Government Agency Asset-Backed Securities	—	337,021	4,524	—	341,545
Corporate Bonds And Notes	—	945,780	—	—	945,780
Government And Agency Obligations	—	1,149,982	—	—	1,149,982
Short Term Investments	519,298	—	—	35,846	555,144
	5,545,930	2,432,783	4,524	35,846	8,019,083
Liabilities - Securities
Government And Agency Obligations	—	(4,683)	—	—	(4,683)
	—	(4,683)	—	—	(4,683)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	762	—	—	—	762
	762	—	—	—	762
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(65)	—	—	—	(65)
	(65)	—	—	—	(65)
JNL/WMC Government Money Market Fund
Assets - Securities
Government And Agency Obligations	—	286,425	—	—	286,425
Short Term Investments	—	707,281	—	—	707,281
	—	993,706	—	—	993,706
JNL/WMC Value Fund
Assets - Securities
Common Stocks	1,502,666	37,294	—	—	1,539,960
Short Term Investments	46,407	—	—	1,161	47,568
	1,549,073	37,294	—	1,161	1,587,528

1 Certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments. Although there can be no assurance, in general, the fair value of the investment using the NAV per share practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

2  Derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

3  Unfunded commitments in JNL/Crescent High Income Fund, JNL/PPM America Floating Rate Income Fund, and JNL/PPM America High Yield Bond Fund are not reflected in the Schedules of Investments. Net unrealized appreciation (depreciation) is reflected as an asset or liability in the table. See Unfunded Commitments in the Schedules of Investments.

The Funds recognize transfers between levels as of the beginning of the period for financial reporting purposes. The following table summarizes significant transfers (in thousands) between Level 1 and Level 2 valuations for the year ended December 31, 2017:

	Transfers out of Level 2 into Level 1 during the Period($)	Transfers out of Level 1 into Level 2 during the Period($)
Transfers related to the application of statistical fair value pricing including changes between closing and evaluated pricing
JNL/BlackRock Global Allocation Fund
Common Stocks	—	52,120
JNL/Causeway International Value Select Fund
Preferred Stocks	32,911	—
JNL/Franklin Templeton International Small Cap Growth Fund
Common Stocks	—	99,820
JNL/Invesco China-India Fund
Common Stocks	—	14,345
JNL/Lazard Emerging Markets Fund
Common Stocks	—	39,074
JNL/Mellon Capital Emerging Markets Index Fund
Common Stocks	—	26,658
JNL/Mellon Capital International Index Fund
Common Stocks	—	24,667
JNL/Oppenheimer Emerging Markets Innovator Fund
Common Stocks	—	35,917
JNL/Oppenheimer Global Growth Fund
Preferred Stocks	34,259	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

The following table is a rollforward of individually significant securities by issuer Level 3 valuations (in thousands) and transfers by category for which significant unobservable inputs were used to determine fair value during the year ended December 31, 2017:

	Balance at Beginning of Period ($)	Transfers into Level 3 During the Period[2] ($)	Transfers out of Level 3 During the Period[2] ($)	Total Realized and Change in Unrealized Gain/(Loss) ($)	Purchases($)	(Sales) ($)	Balance at End of Period ($)	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Period[1] ($)
JNL/FPA + DoubleLine Flexible Allocation Fund
Corporate Bonds and Notes	58,300	—	(58,300)[3]	—	—	—	—	—
JNL/Goldman Sachs Emerging Markets Debt Fund
Government and Agency Obligations		—	(4,827)[4]	—	4,827[4]	—	—	—
JNL/PIMCO Income Fund
Non-U.S. Government Agency Asset-Backed Securities		—	(8,200)[5]	—	8,200[5]	—	—	—
Non-U.S. Government Agency Asset-Backed Securities		—	(8,250)[6]	—	8,250[6]	—	—	—
Non-U.S. Government Agency Asset-Backed Securities		—	(6,700)[7]	—	6,700[7]	—	—	—

1 Reflects the change in unrealized appreciation/ (depreciation) for Level 3 investments held at December 31, 2017.

2  There were no significant transfers between Level 3 and Level 2 valuations during the year ended December 31, 2017 except for those noted.

3  During the year, the valuation of the Delta Topco Ltd. (“Delta Topco”) corporate bond held in JNL/FPA + DoubleLine Flexible Allocation Fund was transferred from a Level 3 valuation to a Level 2 valuation. Previously the fair value of the corporate bond was stapled with an equity investment that had no value. The fair value measurement was determined based on acquisition terms agreed upon by Liberty Media Corporation (“Liberty”) and Delta Topco and was considered a Level 3 valuation. Liberty purchased Delta Topco in February 2017. During the year, the fair value measurement was changed to be determined based on a valuation model and considered a Level 2 valuation.

4  During the year, the valuation of the Government and Agency Obligations held in JNL/Goldman Sachs Emerging Markets Debt Fund was transferred from a Level 3 valuation to a Level 2 valuation. At year end, the security was valued by an independent pricing service and was considered a Level 2 valuation. Previously it was valued using the purchase price and considered a Level 3 valuation.

5  During the year, the valuation of the Non-U.S. Government Agency Asset-Backed Securities held in JNL/PIMCO Income Fund were transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using a proxy security and considered a Level 3 valuation.

6  During the year, the valuation of the Non-U.S. Government Agency Asset-Backed Securities held in JNL/PIMCO Income Fund were transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using the purchase price and considered a Level 3 valuation.

7  During the year, the valuation of the Non-U.S. Government Agency Asset-Backed Securities held in JNL/PIMCO Income Fund were transferred from a Level 3 valuation to a Level 2 valuation. At year end, the securities were valued by an independent pricing service and were considered a Level 2 valuation. Previously they were valued using a single source broker quote and considered a Level 3 valuation.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. All Funds, except JNL/PPM America Floating Rate Income Fund and JNL/WMC Government Money Market Fund, participate in agency based securities lending programs. Per the securities lending agreements, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral. Each Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. equities – 102%; U.S. corporate fixed income – 102%; U.S. government fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agents have agreed to indemnify the Fund in the event of default by a third party borrower. A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which a Fund receives may include U.S. government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agents have agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments.

JPMorgan Chase Bank, N.A. (“JPM Chase”) and State Street Bank and Trust Company (“State Street”) (each a “Custodian” and together the “Custodians”) each serve as securities lending agent to the eligible Funds for which they are Custodian. For the Funds for which JPM Chase is the securities lending agent, the cash collateral is invested in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser. Although the Securities Lending Cash Collateral Fund LLC is not a registered fund under the 1940 Act and is not a “money market fund”, it typically has daily liquidity and invests in high quality U.S. dollar-denominated instruments that qualify at time of purchase as “eligible securities” within the meaning of Rule 2a-7 under the 1940 Act which governs money market funds. The Securities Lending Cash Collateral Fund LLC is only offered to the Funds and JNAM affiliated funds. JPM Chase serves as investment adviser to the Securities Lending Cash Collateral Fund LLC and receives a portion of

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

the earnings from the Securities Lending Cash Collateral Fund LLC as consideration for its service as securities lending agent and Adviser to the Securities Lending Cash Collateral Fund LLC. The Securities Lending Cash Collateral Fund LLC pays JNAM an annual fee for accounting and administrative services. Short-term securities in the Securities Lending Cash Collateral Fund LLC are valued at amortized cost, unless it is determined that such practice does not approximate market value. For the Funds for which State Street is the securities lending agent, the cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust which is an open-end management company registered under the 1940 Act. Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of an approved investment. In addition to investing cash collateral in the Securities Lending Cash Collateral Fund LLC or State Street Navigator Securities Lending Government Money Market Portfolio, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/S&P Dividend Income & Growth Fund and JNL/S&P Competitive Advantage Fund may invest cash collateral in repurchase agreements collateralized by equity securities. JPM Chase has agreed to bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the repurchase agreements collateralized by equity securities. For JNL/AQR Large Cap Relaxed Constraint Equity Fund, the cash collateral is not reinvested.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable for return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as Investments - affiliated, at value or Investments - unaffiliated, at value, as applicable, on the Statements of Assets and Liabilities. The value of securities on loan is disclosed as Securities on loan included in investments - unaffiliated, at value on the Statements of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. Certain Funds receive non-cash collateral in the form of securities received, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

U.S. Government Agencies or Government Sponsored Enterprises. Certain Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. A Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements. Certain Funds may invest in repurchase agreements. In a repurchase agreement, a Fund receives debt or equity securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Interest earned on repurchase agreements is recorded as interest income. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as payable for reverse repurchase agreements on the Statements of Assets and Liabilities. Interest paid is recorded as interest expense to the Fund. The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

The average daily balance (in thousands) and the weighted average interest rate for reverse repurchase agreements, for the year ended December 31, 2017, were as follows: JNL/PIMCO Income Fund, $29,663 and 0.00%, respectively, for 26 days outstanding; JNL/PIMCO Real Return Fund, $155,475 and 1.07%, respectively, for 50 days outstanding; and JNL/DoubleLine Core Fixed Income Fund, $39,206 and 0.89%, respectively, for 253 days outstanding. The value of reverse repurchase agreements and collateral pledged at December 31, 2017 was as follows:

	Collateral	Counter- party	Interest Rate Expense (%)	Maturity Date	Collateral Amount ($)	Payable for Reverse Repurchase Agreement Including Interest Payable ($)
JNL/PIMCO Income Fund
	U.S. Treasury Note	RBC	1.51%	02/06/18	29,547	29,740
JNL/PIMCO Real Return Fund
	U.S. Treasury Inflation Indexed Note	BNS	1.52%	01/18/18	93,297	93,211

Forward Sales Commitments. Certain Funds may purchase or sell forward sales commitments. A forward sales commitment involves a Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk that the value of the securities to be sold may increase before the settlement date. A Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may close these positions before they are delivered, which may result in realized gain or loss.

Delayed-Delivery Securities. Certain Funds may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and the Fund may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, Funds may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions. Certain Funds may sell mortgage-backed or Treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. The Fund may only enter into covered rolls. A “covered roll” is a type of dollar or Treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar or Treasury roll transaction. During the period between the sale and repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. For Funds with significant transactions characterized as secured borrowing transactions, any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

The average daily balance (in thousands) and the weighted average interest rate for Treasury roll transactions accounted for as secured borrowing transactions, for the year ended December 31, 2017, were as follows: JNL/DoubleLine Core Fixed Income Fund, $81,836 and 0.71%, respectively, for 202 days outstanding; JNL/PIMCO Income Fund, $15,928 and 1.19%, respectively, for 41 days outstanding; and JNL/PIMCO Real Return Income Fund, $844,080 and 0.91%, respectively, for 360 days outstanding. At December 31, 2017, JNL/PIMCO Income Fund and JNL/PIMCO Real Return Fund had

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

$14 and $773, respectively, of deferred income (in thousands) included in payable for Treasury roll transactions on the Statements of Assets and Liabilities.

The following table details treasury roll transactions outstanding as of December 31, 2017:

	Collateral	Counterparty	Borrowing Rate/(Fee Income)(%)	Maturity Date	Payable for Treasury Roll Transactions Including Interest Payable($)
JNL/PIMCO Income Fund
	U.S. Treasury Obligations	GSC	1.60	01/05/2018	7,499

JNL/PIMCO Real Return Fund
	U.S. Treasury Obligations	GSC	1.73-1.75	01/03/2018	1,060,408
	U.S. Treasury Obligations	GSC	1.60	01/05/2018	394,200
	U.S. Treasury Obligations	MSC	1.60	01/05/2018	513
	U.S. Treasury Obligations	BCY	1.55	01/05/2018	11,333
	U.S. Treasury Obligations	BCY	1.65	01/12/2018	5,389
	U.S. Treasury Obligations	UBS	1.47	01/30/2018	23,732
	U.S. Treasury Obligations	UBS	1.37	02/07/2018	39,910
					1,535,485

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive principal payments until maturity.

Senior and Junior Loans. Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Securities Sold Short. Certain Funds may enter into short sales transactions whereby the Fund sells a security it does not own in anticipation of a decline in the market price of the security. When a Fund engages in a short sale, the Fund borrows the security sold short to make delivery to the buyer. The Fund may have to pay a fee to borrow securities and is often obligated to repay the lender of the securities for any interest or dividends that accrues on the borrowed securities during the period of the loan. Until the Fund closes its short position, the lending broker or lending agent requires assets in the form of securities or cash to be segregated as collateral, which is marked-to-market daily, to the extent necessary to meet margin requirements or cover the short sale obligation. A Fund is obligated to deliver securities at the market price at the time the short position is closed. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Credit Linked Notes. A Fund may use credit linked notes to take positions or manage equity price risk in the normal course of pursuing its investment objective. The value of a credit linked note is based on the price movements of a particular credit, known as a reference credit. Credit linked notes that the Funds invest in are typically listed instruments that typically provide the same return as the underlying reference credit. Credit linked notes are intended to replicate the economic effects that would apply had a Fund directly purchased the underlying reference credit. The Fund generally will receive a fixed or floating coupon and the note’s par value upon maturity. If a specified credit event occurs, such as default or bankruptcy, the Fund may experience a delay in payment or forego interest. The maximum potential risk of loss is limited to the par amount of the credit linked note plus any accrued interest. The reference credit and its credit rating, for each credit linked note, are presented parenthetically in the Schedules of Investments.

Commodity-Linked Structured Notes. A commodity-linked structured note is a debt instrument that contains a return component based on the movement of a commodity index. These notes typically pay interest on the face value of the instrument and a formula based return tied to a commodity index return. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. Performance of the particular commodity index will affect performance of the commodity-linked structured note. Commodity-linked structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying index. They may be more volatile and less liquid than the underlying linked index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. Commodity-linked structured notes may have early redemption features based on advanced notice from the purchaser or automatic redemption triggered by a preset decline in the underlying commodity index. In addition to fluctuating in response to changes in the underlying commodity index, these notes are debt securities of the issuer and will be subject to credit and interest rate risks that typically affect debt instruments.

Master Limited Partnerships. Certain Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

Real Estate Investment Trusts. Certain Funds may invest in Real Estate Investment Trusts (“REITs”). REITs are traded as a stock on major stock exchanges and invests in real estate directly, either through properties or mortgages. REITs typically concentrate on a specific geographic region or property type, receive special tax considerations and are a liquid method of investing in real estate.

Participation Note Securities. Certain Funds may invest in Participation Notes (“P-Notes”). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a Fund to gain exposure to common stocks in markets where direct investment by the Fund may not be allowed or efficient. A Fund may tender a P-Note for cash payment in an amount that reflects the current market value of the underlying equity investments or market, reduced by program fees.

Unfunded Commitments. Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in other assets and payable for investment securities purchased in the Statements of Assets and Liabilities and unrealized appreciation (depreciation) on investments - unaffiliated in the Statements of Operations.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in receivable for deposits with brokers and counterparties and payable for deposits from counterparties in the Statements of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”). Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”). Master Repo Agreements govern repurchase, reverse repurchase and Treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”). Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, TBA securities and Treasury roll transactions between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by a Fund’s Sub-Adviser and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in exchange traded or centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. For certain exchanges or DCOs, variation margin may include more than one day’s fluctuation in the value of the contracts. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

Prime Brokerage Arrangements and Other Securities Borrowing Agreements. Certain Funds may enter into Prime Brokerage Arrangements or Securities Borrowing Agreements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Fund and select counterparties. The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement. These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Cash margin and securities delivered as collateral are typically in the possession of the prime broker or lending agent and offset any obligations due to the prime broker or lending agent. Cash collateral held at the prime broker is reflected in Cash collateral segregated for short sales in the Statements of Assets and Liabilities. In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

Options Transactions. A Fund may buy and sell (“write”) call and put options on securities, futures, indices, currencies, swap agreements (“swaptions”) and inflation caps and floors. An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract. When a Fund writes a call or put option or an inflation cap or floor, the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. Writing put options tends to increase a Fund’s exposure to the underlying instrument. The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value. There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid. Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option. Exchange traded futures options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. Swaptions are illiquid investments. Straddle options are written or purchased with premiums to be determined on a future date which are based upon implied volatility parameters at specified terms. An inflation cap can be used to protect the buyer from inflation erosion above a certain rate. An inflation floor can be used to provide downside protection to investments in inflation-linked products. The maximum potential amount of future payments (undiscounted) that a Fund could be required to make under an inflation cap or floor would be the notional amount times the percentage increase (for an inflation cap) or decrease (for an inflation floor) in inflation determined by the difference between the index’s current value and the value at the time the inflation cap or floor was entered into.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

Futures Contracts. A Fund may buy and sell futures on equities, indices, interest rates, commodities and currencies. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Swap Agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO. OTC swaps are typically illiquid investments.

Swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap. For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded. The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Forms of interest rate swap agreements that the Funds have entered into may include: fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark; floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate; floating-for-floating rate swaps, under which a party agrees to pay a floating rate in exchange for another floating rate; interest rate caps, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding certain levels; callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date; or forward spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during or at expiration of the contract, either at the current spot or another specified rate. A Fund’s maximum risk of loss from counterparty credit risk is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

Credit Default Swap Agreements. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity,

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

obligation or index. As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall. As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the credit default swap. If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either pay to or receive from the buyer or seller of protection an amount prescribed in that particular swap agreement. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

A Fund may use credit default swap agreements on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation because performance for asset-backed securities can vary across deals. Write-downs, such as prepayments and principal pay downs, or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement as disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements. Some total return swap agreements involve a commitment to pay periodic interest payments in exchange for a market linked return based on a security or a basket of securities. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive. Other total return swap agreements involve a right to receive the appreciation in value of a specified security, index, basket of securities or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon rate. To the extent the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the value of that decline to the counterparty. Additionally, long total return swap agreements on equity securities entitle a Fund to receive from the counterparty dividends paid on an individual security and short total return equity swap agreements obligate a Fund to pay the counterparty dividends paid on an individual security. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the value of the underlying security, index, basket of securities or other financial instrument along with any dividends or interest receivable.

Non-Deliverable Bond Forward Contracts. A non-deliverable bond forward contract is a short-term forward agreement between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified price and date. Non-deliverable bond forward contracts are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. Upfront premiums paid or received are recorded as an asset or liability by the Fund and represent payments paid or received upon entering into the contract that correlate to the stated price of the underlying security. These upfront premiums are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the contract. The use of these instruments involves the risk that the counterparty to the agreements may default on its obligation to perform. These contracts may be illiquid, and changes in their values may not directly correlate with changes in the value of the underlying security. The maximum amount of potential loss for a non-deliverable bond forward contract is the value of the contract.

Contracts for Difference. Contracts for differences (“CFDs”) are privately negotiated contracts between a buyer and seller stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The Funds entered into CFDs where the underlying instrument was a specified security. The Fund can take either a short

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

or long position on the underlying instrument. CFDs are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. There is no expiration date to the contract, but a CFD is typically terminated by the buyer. A Fund’s maximum risk of loss from counterparty credit risk for a CFD agreement is the ability for the counterparty to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty is unable to make payments, the value of the contract may be reduced.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year. (2) A summary table (in thousands) of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2017. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements. (3) A summary table (in thousands) of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2017. For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table. (4) A table reflecting each Fund’s average monthly derivative volume (in thousands) for the year ended December 31, 2017.

JNL/AB Dynamic Asset Allocation Fund Strategies - The Fund entered into purchased options as a means of risk management/hedging and to obtain exposure to or hedge changes in interest rate swap valuations, interest rates and securities prices. The Fund entered into futures contracts to obtain exposure to or hedge changes in securities prices and interest rates, to manage cash flows, to replicate treasury bond positions, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, as a substitute for investment in physical securities and as a means of short-term cash deployment and risk management and/or hedging. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as a part of its overall investment strategy, to reduce foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. The Fund entered into interest rate swap agreements as a substitute for investment in physical securities and to express views on a country’s interest rates. The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as a part of its investment strategy.

JNL/AB Dynamic Asset Allocation Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	15	—	15
Variation margin on futures/futures options contracts[8]	—	—	10	—	12	22
OTC swap agreements	—	—	7	—	—	7
Total derivative instruments assets	—	—	17	15	12	44
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	85	—	85
Variation margin on futures/futures options contracts[8]	—	—	7	—	—	7
Total derivative instruments liabilities	—	—	7	85	—	92
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Purchased option contracts	—	—	47	—	—	47
Written option contracts	—	—	19	—	—	19
Forward foreign currency contracts	—	—	—	319	—	319
Futures/futures options contracts	—	—	(318)	—	143	(175)
Swap agreements	—	—	(467)	—	(3)	(470)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	(3)	(3)
Forward foreign currency contracts	—	—	—	(286)	—	(286)
Futures/futures options contracts	—	—	22	—	(6)	16
Swap agreements	—	—	(126)	—	16	(110)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/AB Dynamic Asset Allocation Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	3	—	—	3	—	—
CIT	7	—	—	7	—	—
CSI	3	(3)	—	—	—	—
SSB	9	(9)	—	—	—	—
Derivatives eligible for offset	22	(12)	—	10
Derivatives not eligible for offset	22				—	—
	44
Derivative Liabilities by Counterparty*
CIT	—	—	—	—	—	10
CSI	15	(3)	—	12	—	—
DUB	31	—	—	31	—	—
MSC	—	—	—	—	—	250
SSB	39	(9)	—	30	—	—
Derivatives eligible for offset	85	(12)	—	73
Derivatives not eligible for offset	7				—	499
	92

JNL/AB Dynamic Asset Allocation Fund– Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	10	12,627	11,970	220	—	—	3,875

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/AQR Managed Futures Strategy Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in securities prices, interest rates and foreign currency rates, to manage cash flows, to replicate treasury bond positions, as an efficient means of obtaining exposure to certain markets as part of its investment strategy and as a substitute for investment in physical securities and commodities. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, to reduce foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. The Fund entered into total return swap agreements to obtain exposure to or hedge against changes in securities prices and interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/AQR Managed Futures Strategy Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	7,028	—	7,028
Variation margin on futures/futures options contracts[8]	1,429	—	193	342	226	2,190
OTC swap agreements	395	—	411	—	—	806
Total derivative instruments assets	1,824	—	604	7,370	226	10,024
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	7,596	—	7,596
Variation margin on futures/futures options contracts[8]	666	—	649	137	806	2,258
OTC swap agreements	282	—	30	—	—	312
Total derivative instruments liabilities	948	—	679	7,733	806	10,166
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(9,793)	—	(9,793)
Futures/futures options contracts	(16,270)	—	36,523	(1,890)	(29,235)	(10,872)
Swap agreements	(6,483)	—	10,807	—	—	4,324
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	330	—	330
Futures/futures options contracts	4,292	—	(427)	(754)	(877)	2,234
Swap agreements	512	—	25	—	—	537

JNL/AQR Managed Futures Strategy Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	93	(25)	—	68	—	—
CGM	336	(25)	—	311	—	—
CIT	7,028	(7,028)	—	—	—	—
MLP	59	(59)	—	—	—	—
MSC	318	(5)	—	313	—	—
Derivatives eligible for offset	7,834	(7,142)	—	692
Derivatives not eligible for offset	2,190				—	—
	10,024
Derivative Liabilities by Counterparty*
BOA	25	(25)	—	—	40	—
CGM	25	(25)	—	—	—	—
CIT	7,596	(7,028)	(568)	—	5,935	—
MLP	257	(59)	(198)	—	1,203	—
MSC	5	(5)	—	—	4,852	—
Derivatives eligible for offset	7,908	(7,142)	(766)	—
Derivatives not eligible for offset	2,258				21,581	—
	10,166

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/AQR Managed Futures Strategy Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	2,815,445	1,865,566	—	—	—	94,885

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/BlackRock Global Allocation Fund Derivative Strategies - The Fund entered into option contracts as a directional investment, as a substitute for investment in physical securities, as a means of risk management and/or hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rate swap valuations, interest rates and securities prices and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management and/or hedging, for short-term cash deployment, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows and to obtain exposure to or hedge changes in securities prices. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, as a means of risk management and/or hedging, to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative values trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investment will decrease/increase as interest rates rise/fall, to maintain its ability to generate income at prevailing market rates and to obtain interest rate and yield curve exposure. The Fund entered into cross-currency swap agreements as a means of risk management and/or hedging, to minimize foreign currency exposure on investment securities denominated in foreign currencies and to secure debt at better value by borrowing at the best available rate regardless of the currency then crossing currency exposure for the desired currency. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to hedge a portfolio of credit default swap agreements or bonds, to obtain credit exposure, to provide a measure of protection against defaults of issuers and to speculate on changes in credit quality. The Fund entered into total return swaps as a substitute for investment in physical securities, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to obtain exposure to or hedge changes in securities prices and to invest in swap positions on dividend futures to obtain exposure to dividend payments.

JNL/BlackRock Global Allocation Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Purchased options, at value	258	—	11,238	3,692	916	16,104
Forward foreign currency contracts	—	—	—	3,271	—	3,271
Variation margin on futures/futures options contracts[8]	—	—	30	—	—	30
Variation margin on swap agreements[8]	—	—	—	—	161	161
OTC swap agreements	—	—	7,959	2,235	—	10,194
Total derivative instruments assets	258	—	19,227	9,198	1,077	29,760
Derivative instruments liabilities:
Written options, at value	52	—	2,908	11	703	3,674
Forward foreign currency contracts	—	—	—	642	—	642
Variation margin on futures/futures options contracts[8]	—	—	39	—	—	39
Variation margin on swap agreements[8]	—	1	—	—	—	1
OTC swap agreements	—	120	—	9	—	129
OTC swap premiums received	—	810	—	—	—	810
Total derivative instruments liabilities	52	931	2,947	662	703	5,295
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Purchased option contracts	(3,352)	—	14,082	(3,268)	(636)	6,826
Written option contracts	985	—	1,381	6,164	(1,235)	7,295
Forward foreign currency contracts	—	—	—	10,713	—	10,713
Futures/futures options contracts	—	—	(11,391)	—	—	(11,391)
Swap agreements	—	665	846	485	(2,136)	(140)
Net change in unrealized appreciation (depreciation) on:
Purchased options	50	—	(19,824)	(1,102)	(4,270)	(25,146)
Written options	308	—	813	1,407	4,399	6,927
Forward foreign currency contracts	—	—	—	(21,995)	—	(21,995)
Futures/futures options contracts	—	—	45	—	—	45
Swap agreements	—	(872)	5,218	(1,210)	4,084	7,220

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/BlackRock Global Allocation Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	1,630	(499)	(105)	1,026	—	105
BNP	8,192	(53)	(8,139)	—	8,210	—
BOA	2,633	(434)	(2,199)	—	2,310	—
CIT	703	(43)	(660)	—	710	—
DUB	669	(636)	(33)	—	321	—
GSC	1,785	(703)	(941)	141	941	—
JPM	1,269	—	(80)	1,189	80	—
MSC	1,509	(300)	(1,209)	—	1,280	—
SGB	360	—	(360)	—	380	—
UBS	10,819	(1,777)	(7,207)	1,835	5,700	1,507
Derivatives eligible for offset	29,569	(4,445)	(20,933)	4,191
Derivatives not eligible for offset	191				—	—
	29,760
Derivative Liabilities by Counterparty*
BCL	499	(499)	—	—	—	—
BNP	53	(53)	—	—	—	—
BOA	434	(434)	—	—	—	—
CIT	43	(43)	—	—	—	—
DUB	636	(636)	—	—	—	—
GSC	703	(703)	—	—	—	—
MSC	300	(300)	—	—	—	—
UBS	1,777	(1,777)	—	—	—	—
Derivatives eligible for offset	4,445	(4,445)	—	—
Derivatives not eligible for offset	850				2,032	—
	5,295

JNL/BlackRock Global Allocation Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	25,526	71,666	273,025	265,476	89,319	34,166	36,692

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/Boston Partners Global Long Short Equity Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in securities prices, as a directional investment and to generate income. The Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes. The Fund entered into contracts for difference as a substitute for investment in physical securities.

JNL/Boston Partners Global Long Short Equity Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	1	—	1
OTC swap agreements	—	—	214	—	—	214
Total derivative instruments assets	—	—	214	1	—	215
Derivative instruments liabilities:
Written options, at value	—	—	161	—	—	161
Forward foreign currency contracts	—	—	—	5	—	5
OTC swap agreements	—	—	400	—	—	400
Total derivative instruments liabilities	—	—	561	5	—	566
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Purchased option contracts	—	—	(1,869)	—	—	(1,869)
Written option contracts	—	—	2,277	—	—	2,277
Forward foreign currency contracts	—	—	—	(187)	—	(187)
Swap agreements	—	—	(6,877)	—	—	(6,877)
Net change in unrealized appreciation (depreciation) on:
Written options	—	—	418	—	—	418
Forward foreign currency contracts	—	—	—	(7)	—	(7)
Swap agreements	—	—	(482)	—	—	(482)

JNL/Boston Partners Global Long Short Equity Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BBH	1	(1)	—	—	—	—
GSI	214	(214)	—	—	—	—
Derivatives eligible for offset	215	(215)	—	—
Derivatives not eligible for offset	—				—	—
	215
Derivative Liabilities by Counterparty*
BBH	5	(1)	—	4	—	—
GSI	400	(214)	(186)	—	420	—
Derivatives eligible for offset	405	(215)	(186)	4
Derivatives not eligible for offset	161				—	—
	566

JNL/Boston Partners Global Long Short Equity Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Contracts for Difference ($)
Average monthly volume	1,068	—	4,321	—	—	—	—	47,055

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/DoubleLine Core Fixed Income Fund Derivative Strategies - The Fund entered into option contracts to take a position on expectations of volatility of a reference entity, to generate income, to obtain exposure to or hedge changes in interest rates, foreign currencies, interest rate swaps valuations and inflation and as a substitute for investment in physical securities. The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and as an efficient means of obtaining exposure to certain markets as part of its investment strategy. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into credit default swap agreements to obtain credit exposure.

JNL/DoubleLine Core Fixed Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	16	—	16
Total derivative instruments assets	—	—	—	16	—	16
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	266	—	266
Total derivative instruments liabilities	—	—	—	266	—	266
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Purchased option contracts	—	—	—	—	(3,019)	(3,019)
Written option contracts	—	—	—	4,120	5,765	9,885
Forward foreign currency contracts	—	—	—	(37,224)	—	(37,224)
Futures/futures options contracts	—	—	—	—	15,133	15,133
Swap agreements	—	8,922	—	—	72,327	81,249
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	792	792
Written options	—	—	—	(1,224)	(1,815)	(3,039)
Forward foreign currency contracts	—	—	—	(21,201)	—	(21,201)
Futures/futures options contracts	—	—	—	—	7,575	7,575
Swap agreements	—	(5,430)	—	—	(83,888)	(89,318)

JNL/DoubleLine Core Fixed Income Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
GSC	9	(9)	—	—	—	—
JPM	7	—	—	7	—	—
Derivatives eligible for offset	16	(9)	—	7
Derivatives not eligible for offset	—				—	—
	16
Derivative Liabilities by Counterparty*
BNP	6	—	—	6	—	—
GSC	260	(9)	—	251	—	—
Derivatives eligible for offset	266	(9)	—	257
Derivatives not eligible for offset	—				—	—
	266

JNL/DoubleLine Core Fixed Income Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	5,065	2,865,714	1,069,689	1,026,964	—	111,925	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/Franklin Templeton Global Multisector Bond Fund Derivative Strategies - The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, to reduce foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. The Fund entered into interest rate swap agreements to manage duration, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to obtain interest rate and yield curve exposure.

JNL/Franklin Templeton Global Multisector Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	10,798	—	10,798
Total derivative instruments assets	—	—	—	10,798	—	10,798
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	31,281	—	31,281
Variation margin on swap agreements[8]	—	—	—	—	620	620
Total derivative instruments liabilities	—	—	—	31,281	620	31,901
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(14,632)	—	(14,632)
Swap agreements	—	—	—	—	(7,031)	(7,031)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	(95,508)	—	(95,508)
Swap agreements	—	—	—	—	(1,450)	(1,450)

JNL/Franklin Templeton Global Multisector Bond Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	1,330	(338)	(992)	—	1,359	—
BOA	155	(155)	—	—	—	—
CIT	610	(610)	—	—	—	—
DUB	778	(778)	—	—	—	—
GSC	1,109	(1,109)	—	—	—	—
HSB	2,279	(64)	(2,215)	—	—	2,689
JPM	4,343	(4,343)	—	—	—	—
SCB	194	(8)	(160)	26	160	—
Derivatives eligible for offset	10,798	(7,405)	(3,367)	26
Derivatives not eligible for offset	—				—	—
	10,798
Derivative Liabilities by Counterparty*
BCL	338	(338)	—	—	—	—
BOA	1,202	(155)	(750)	297	750	—
CIT	6,481	(610)	(5,530)	341	5,530	—
DUB	10,634	(778)	(9,370)	486	9,370	—
GSC	1,875	(1,109)	(360)	406	360	—
HSB	64	(64)	—	—	—	—
JPM	10,138	(4,343)	(3,960)	1,835	3,960	—
SCB	8	(8)	—	—	—	—
UBS	541	—	—	541	—	—
Derivatives eligible for offset	31,281	(7,405)	(19,970)	3,906
Derivatives not eligible for offset	620				31,516	—
	31,901

JNL/Franklin Templeton Global Multisector Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	—	1,885,673	396,467	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/Franklin Templeton Income Fund Derivative Strategies – The Fund entered into options to generate gains. The Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

JNL/Franklin Templeton Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Written option contracts	—	—	125	—	—	125

JNL/ Franklin Templeton Income Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	10	—	34	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/Goldman Sachs Core Plus Bond Fund Derivative Strategies – The Fund entered into purchased options to obtain exposure to or hedge changes in interest rate swap valuations and to obtain exposure to or hedge changes in interest rates. The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and as an efficient means of obtaining exposure to certain markets as part of its investment strategy. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to manage duration and to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall. The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers and to manage credit exposure. The Fund entered into non-deliverable bond forward contracts as a substitute for investment in physical securities and to obtain exposure to or hedge changes in securities prices.

JNL/Goldman Sachs Core Plus Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Purchased options, at value	—	—	—	—	70	70
Forward foreign currency contracts	—	—	—	7,065	—	7,065
Variation margin on futures/futures options contracts[8]	—	—	—	—	208	208
Variation margin on swap agreements[8]	—	9	—	—	311	320
OTC swap agreements	—	1	—	—	114	115
OTC swap premiums paid	—	150	—	—	773	923
Total derivative instruments assets	—	160	—	7,065	1,476	8,701
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	5,034	—	5,034
Variation margin on futures/futures options contracts[8]	—	—	—	—	32	32
Variation margin on swap agreements[8]	—	11	—	—	310	321
OTC swap agreements	—	741	—	—	407	1,148
OTC swap premiums received	—	85	—	—	—	85
Total derivative instruments liabilities	—	837	—	5,034	749	6,620
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Purchased option contracts	—	—	—	—	(452)	(452)
Forward foreign currency contracts	—	—	—	(3,762)	—	(3,762)
Futures/futures options contracts	—	—	—	—	4,855	4,855
Swap agreements	—	(1,313)	—	—	(2,227)	(3,540)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	45	45
Forward foreign currency contracts	—	—	—	(1,478)	—	(1,478)
Futures/futures options contracts	—	—	—	—	(2,559)	(2,559)
Swap agreements	—	(1,323)	—	—	337	(986)

JNL/Goldman Sachs Core Plus Bond Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CGM	77	(77)	—	—	—	—
CIT	72	(72)	—	—	470	—
HSB	28	(5)	—	23	—	—
JPM	156	(156)	—	—	—	—
MSC	6,816	(5,393)	—	1,423	—	—
SCB	31	—	—	31	—	—
Derivatives eligible for offset	7,180	(5,703)	—	1,477
Derivatives not eligible for offset	1,521				—	—
	8,701
Derivative Liabilities by Counterparty*
BCL	26	—	—	26	—	—
BNP	7	—	—	7	—	—
BOA	121	—	(60)	61	60	—
CGM	125	(77)	—	48	—	—
CIT	244	(72)	—	172	—	—
DUB	92	—	—	92	—	—
HSB	5	(5)	—	—	—	—
JPM	169	(156)	(13)	—	140	—
MSC	5,393	(5,393)	—	—	11,920	—
Derivatives eligible for offset	6,182	(5,703)	(73)	406

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivatives not eligible for offset	438				4,364	1,762
	6,620

JNL/Goldman Sachs Core Plus Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Non-Deliverable Bond Forward Contracts ($)
Average monthly volume	402	386,429	1,118,093	1,356,854	—	84,234	—	916

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/Goldman Sachs Emerging Markets Debt Fund Derivative Strategies – The Fund entered into purchased options to obtain exposure to or hedge changes in interest rates. The Fund entered into futures contracts as an efficient means of obtaining exposure to certain markets as part of its investment strategy and as a means of risk management and/or hedging. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to reduce foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. The Fund entered into interest rate swap agreements to manage duration, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into cross-currency swap agreements to obtain directional exposure to currencies. The Fund entered into credit default swap agreements to obtain credit exposure. The Fund entered into non-deliverable bond forward contracts as a substitute for investment in physical securities.

JNL/Goldman Sachs Emerging Markets Debt Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Purchased options, at value	—	—	—	—	18	18
Forward foreign currency contracts	—	—	—	4,601	—	4,601
Variation margin on futures/futures options contracts[8]	—	—	—	—	14	14
Variation margin on swap agreements[8]	—	—	—	—	131	131
OTC swap agreements	—	2	—	—	1,369	1,371
OTC swap premiums paid	—	245	—	—	936	1,181
Total derivative instruments assets	—	247	—	4,601	2,468	7,316
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	5,281	—	5,281
Variation margin on futures/futures options contracts[8]	—	—	—	—	12	12
Variation margin on swap agreements[8]	—	—	—	—	9	9
OTC swap agreements	—	966	—	—	1,569	2,535
OTC swap premiums received	—	175	—	—	11	186
Total derivative instruments liabilities	—	1,141	—	5,281	1,601	8,023
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Purchased option contracts	—	—	—	—	25	25
Forward foreign currency contracts	—	—	—	5,513	—	5,513
Futures/futures options contracts	—	—	—	—	(188)	(188)
Swap agreements	—	(727)	—	(2,317)	569	(2,475)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	11	11
Forward foreign currency contracts	—	—	—	(1,771)	—	(1,771)
Futures/futures options contracts	—	—	—	—	86	86
Swap agreements	—	(553)	—	3,415	887	3,749

JNL/Goldman Sachs Emerging Markets Debt Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	199	(121)	(78)	—	80	—
CGM	445	(439)	—	6	—	—
CIT	77	(77)	—	—	600	—
CSI	8	(8)	—	—	—	—
DUB	229	(229)	—	—	—	—
HSB	32	(5)	—	27	—	—
JPM	354	(250)	—	104	—	—
MSC	4,593	(4,593)	—	—	50	—
SCB	35	—	—	35	—	—
Derivatives eligible for offset	5,972	(5,722)	(78)	172
Derivatives not eligible for offset	1,344				—	—
	7,316
Derivative Liabilities by Counterparty*
BCL	18	—	—	18	—	—
BNP	9	—	—	9	—	—
BOA	121	(121)	—	—	—	—
CGM	439	(439)	—	—	—	—
CIT	95	(77)	—	18	—	—
CSI	104	(8)	(90)	6	90	—
DUB	1,249	(229)	(780)	240	780	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
HSB	5	(5)	—	—	—	—
JPM	250	(250)	—	—	90	—
MSC	5,045	(4,593)	(452)	—	15,520	—
UBS	481	—	—	481	—	—
Derivatives eligible for offset	7,816	(5,722)	(1,322)	772
Derivatives not eligible for offset	207				1,933	—
	8,023

JNL/Goldman Sachs Emerging Markets Debt Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Non-Deliverable Bond Forward Contracts ($)
Average monthly volume	5	37,938	614,450	137,099	22,988	54,934	—	4,148

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/Mellon Capital Emerging Markets Index Fund Derivative Strategies - The Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. The Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

JNL/Mellon Capital Emerging Markets Index Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Variation margin on futures/futures options contracts[8]	—	—	136	—	—	136
Total derivative instruments assets	—	—	136	—	—	136
Derivative instruments liabilities:
Variation margin on futures/futures options contracts[8]	—	—	6	—	—	6
Total derivative instruments liabilities	—	—	6	—	—	6
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	198	—	198
Futures/futures options contracts	—	—	3,515	—	—	3,515
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	958	—	—	958

JNL/Mellon Capital Emerging Markets Index Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	32,257	1,217	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/Mellon Capital European 30 Fund – The Fund entered into futures contracts as a substitute for investment in physical securities, to hedge accrued dividends and to manage cash flows. The Fund entered into forward foreign currency contracts to create foreign currency exposure in U.S. dollar cash balances.

JNL/Mellon Capital European 30 Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	5	—	5
Variation margin on futures/futures options contracts[8]	—	—	3	—	—	3
Total derivative instruments assets	—	—	3	5	—	8
Derivative instruments liabilities:
Variation margin on futures/futures options contracts[8]	—	—	4	—	—	4
Total derivative instruments liabilities	—	—	4	—	—	4
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(1)	—	(1)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	5	—	5
Futures/futures options contracts	—	—	(7)	—	—	(7)

JNL/Mellon Capital European 30 Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
GSC	4	—	—	4	—	—
HSB	1	—	—	1	—	—
Derivatives eligible for offset	5	—	—	5
Derivatives not eligible for offset	3				—	—
	8
Derivative Liabilities by Counterparty*
Derivatives eligible for offset	—	—	—	—
Derivatives not eligible for offset	4				—	80
	4

JNL/Mellon Capital European 30 Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	85	267	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/Mellon Capital Pacific Rim 30 Fund – The Fund entered into futures contract as a substitute for investment in physical securities, to hedge accrued dividends and to manage cash flows. The Fund entered into forward foreign currency contracts to create foreign currency exposure in U.S. dollar cash balances.

JNL/Mellon Capital Pacific Rim 30 Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	3	—	3
Total derivative instruments assets	—	—	—	3	—	3
Derivative instruments liabilities:
Variation margin on futures/futures options contracts[8]	—	—	1	—	—	1
Total derivative instruments liabilities	—	—	1	—	—	1
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	88	—	88
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	3	—	3
Futures/futures options contracts	—	—	(5)	—	—	(5)

JNL/Mellon Capital Pacific Rim 30 Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	3	—	—	3	—	—
Derivatives eligible for offset	3	—	—	3
Derivatives not eligible for offset	—				—	—
	3
Derivative Liabilities by Counterparty*
Derivatives eligible for offset	—	—	—	—
Derivatives not eligible for offset	1				—	20
	1

JNL/Mellon Capital Pacific Rim 30 Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	50	521	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/Mellon Capital International Index Fund Derivative Strategies - The Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. The Fund entered into forward foreign currency contracts to create foreign currency exposure on U.S. dollar cash balances.

JNL/Mellon Capital International Index Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Forward foreign currency contracts†	—	—	—	520	—	520
Variation margin on futures/futures options contracts[8]	—	—	92	—	—	92
Total derivative instruments assets	—	—	92	520	—	612
Derivative instruments liabilities:
Forward foreign currency contracts†	—	—	—	39	—	39
Variation margin on futures/futures options contracts[8]	—	—	110	—	—	110
Total derivative instruments liabilities	—	—	110	39	—	149
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	1,614	—	1,614
Futures/futures options contracts	—	—	6,029	—	—	6,029
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	1,244	—	1,244
Futures/futures options contracts	—	—	(832)	—	—	(832)

† The JNL/Mellon Capital International Index Fund's forward foreign currency contracts are not subject to an enforceable master netting agreement. These amounts are presented gross on the Fund's Statement of Assets and Liabilities.

JNL/Mellon Capital International Index Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	41,584	80,829	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL Multi-Manager Alternative Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in securities prices, interest rates, foreign currencies and credit default swap valuations, to generate income, as a directional investment, as a substitute for investment in physical securities, as a means of risk management and/or hedging, to take a position on expectations of volatility of a reference entity, as an efficient means of adjusting overall exposure to certain markets and as a part of its overall investment strategy. The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates, securities prices and foreign currency rates, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, as a means of risk management and/or hedging, as a substitute for investment in physical securities, to manage cash flows and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales, to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, to reduce foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. The Fund entered into interest rate swap agreements to manage duration, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall, to obtain interest rate and yield curve exposure, as a substitute for investment in physical securities and to execute yield curve, swap spread and sovereign relative value trades. The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to manage duration at the cross sector level, to hedge a portfolio of credit default swap agreements or bonds, as a substitute for investment in physical securities, to speculate on changes in credit quality and to obtain credit exposure. The Fund entered into total return swap agreements as a substitute for investment in physical securities. The Fund entered into contracts for difference as a substitute for investment in physical securities.

JNL Multi-Manager Alternative Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Purchased options, at value	—	13	20	221	210	464
Forward foreign currency contracts	—	—	—	1,128	—	1,128
Variation margin on futures/futures options contracts[8]	—	—	—	36	322	358
Variation margin on swap agreements[8]	—	2	—	—	51	53
OTC swap agreements	—	16	4,247	—	602	4,865
Total derivative instruments assets	—	31	4,267	1,385	1,185	6,868
Derivative instruments liabilities:
Written options, at value	—	1	435	266	209	911
Forward foreign currency contracts	—	—	—	2,236	—	2,236
Variation margin on futures/futures options contracts[8]	—	—	—	10	57	67
Variation margin on swap agreements[8]	—	9	—	—	121	130
OTC swap agreements	—	1	2,483	—	—	2,484
OTC swap premiums received	—	179	—	—	—	179
Total derivative instruments liabilities	—	190	2,918	2,512	387	6,007
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Purchased option contracts	—	—	(1,458)	(522)	(1,689)	(3,669)
Written option contracts	—	—	681	1,110	3,290	5,081
Forward foreign currency contracts	—	—	—	(3,060)	—	(3,060)
Futures/futures options contracts	—	—	—	494	3,255	3,749
Swap agreements	—	12	(13,448)	—	2,473	(10,963)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	5	(81)	(46)	107	(15)
Written options	—	6	(172)	(86)	—	(252)
Forward foreign currency contracts	—	—	—	(3,752)	—	(3,752)
Futures/futures options contracts	—	—	—	(95)	1,108	1,013
Swap agreements	—	152	1,307	—	(2,848)	(1,389)

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL Multi-Manager Alternative Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BBH	1	—	—	1	—	—
BCL	403	(360)	—	43	—	—
BNP	40	—	—	40	—	—
BOA	2,715	(674)	(258)	1,783	—	258
CGM	62	(1)	—	61	—	—
CIT	43	(43)	—	—	—	40
GSC	1,854	(973)	(385)	496	—	385
JPM	490	(490)	—	—	—	—
MBL	9	(9)	—	—	—	—
MSC	553	(400)	—	153	—	—
SSB	8	(8)	—	—	—	—
Derivatives eligible for offset	6,178	(2,958)	(643)	2,577
Derivatives not eligible for offset	690				—	—
	6,868
Derivative Liabilities by Counterparty*
BCL	360	(360)	—	—	—	—
BOA	674	(674)	—	—	—	—
CGM	1	(1)	—	—	—	—
CIT	851	(43)	(350)	458	350	—
GSC	973	(973)	—	—	17,600	—
HSB	7	—	—	7	—	—
JPM	1,223	(490)	(733)	—	3,630	—
MBL	296	(9)	(287)	—	1,650	—
MLP	—	—	—	—	6,330	—
MSC	400	(400)	—	—	4,580	50,801
RBS	55	—	(55)	—	256	—
SSB	88	(8)	—	80	—	—
Derivatives eligible for offset	4,928	(2,958)	(1,425)	545
Derivatives not eligible for offset	1,079				2,676	—
	6,007

JNL Multi-Manager Alternative Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Contracts for Difference ($)
Average monthly volume	1,561	515,793	194,557	160,518	—	22,478	150,022	66,168

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/Neuberger Berman Strategic Income Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and foreign currency rates. The Fund entered into forward foreign currency contracts to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swaps agreements to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to manage duration. The Fund entered into credit default swap agreements to obtain credit exposure and as a substitute for investment in physical securities.

JNL/Neuberger Berman Strategic Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Variation margin on futures/futures options contracts[8]	—	—	—	20	56	76
Variation margin on swap agreements[8]	—	1	—	—	—	1
Total derivative instruments assets	—	1	—	20	56	77
Derivative instruments liabilities:
Variation margin on futures/futures options contracts[8]	—	—	—	48	186	234
Variation margin on swap agreements[8]	—	—	—	—	10	10
Total derivative instruments liabilities	—	—	—	48	196	244
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(208)	—	(208)
Futures/futures options contracts	—	—	—	(1,704)	(360)	(2,064)
Swap agreements	—	405	—	—	(2)	403
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	—	(99)	6	(93)
Swap agreements	—	112	—	—	(9)	103

JNL/Neuberger Berman Strategic Income Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	222,507	—	604	—	7,415	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/PIMCO Income Fund – The Fund entered into futures contracts as an efficient means of obtaining exposure to certain markets as part of its investment strategy and to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements as a substitute for investment in physical securities, to manage duration and to obtain interest rate and yield curve exposure. The Fund entered into credit default swaps agreements to obtain credit exposure.

JNL/PIMCO Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	732	—	732
Variation margin on futures/futures options contracts[8]	—	—	—	—	118	118
Variation margin on swap agreements[8]	—	62	—	—	311	373
OTC swap agreements	—	301	—	—	—	301
OTC swap premiums paid	—	116	—	—	—	116
Total derivative instruments assets	—	479	—	732	429	1,640
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	2,886	—	2,886
Variation margin on swap agreements[8]	—	—	—	—	252	252
OTC swap agreements	—	2	—	—	—	2
OTC swap premiums received	—	504	—	—	—	504
Total derivative instruments liabilities	—	506	—	2,886	252	3,644
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	93	—	93
Futures/futures options contracts	—	—	—	—	656	656
Swap agreements	—	294	—	—	596	890
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	(2,154)	—	(2,154)
Futures/futures options contracts	—	—	—	—	(331)	(331)
Swap agreements	—	2,212	—	—	111	2,323

JNL/PIMCO Income Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CGM	26	—	—	26	—	—
CIT	393	(393)	—	—	—	—
CSI	156	(36)	—	120	—	—
DUB	13	(13)	—	—	—	—
GSC	445	(445)	—	—	—	—
Derivatives eligible for offset	1,033	(887)	—	146
Derivatives not eligible for offset	607				—	—
	1,640
Derivative Liabilities by Counterparty*
CIT	2,204	(393)	(1,509)	302	—	1,509
CSI	36	(36)	—	—	—	—
DUB	156	(13)	—	143	—	—
GSC	492	(445)	(47)	—	—	449
Derivatives eligible for offset	2,888	(887)	(1,556)	445
Derivatives not eligible for offset	756				11,383	4,302
	3,644

	Gross Amount Presented in the Statement of Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)

					Total Collateral [5]
					Cash($)	Security($)
Master Forward Agreement Transaction Assets by Counterparty*
CSI	9,967	9,947	—	20	—	—
GSC	31,848	31,820	—	28	—	—
	41,815	41,767	—	48

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Gross Amount Presented in the Statement of Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)

					Total Collateral [5]
					Cash($)	Security($)
Master Forward Agreement Transaction Liabilities by Counterparty*
CSI	9,947	9,947	—	—	—	—
GSC	31,820	31,820	—	—	—	—
	41,767	41,767	—	—

JNL/PIMCO Income Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	36,830	159,124	306,304	—	196,494	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/PIMCO Real Return Fund Derivative Strategies - The Fund entered into option contracts to take a position on expectations of volatility of a reference entity, to generate income, to obtain exposure to or hedge changes in interest rates, foreign currencies, interest rate swap valuations and inflation and as a substitute for investment in physical securities. The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and as an efficient means of obtaining exposure to certain markets as part of its investment strategy. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into credit default swap agreements to obtain credit exposure. The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/PIMCO Real Return Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Purchased options, at value	—	—	—	—	748	748
Forward foreign currency contracts	—	—	—	2,004	—	2,004
Variation margin on futures/futures options contracts[8]	—	—	—	—	129	129
Variation margin on swap agreements[8]	—	7	—	—	465	472
OTC swap agreements	—	618	—	—	—	618
OTC swap premiums paid	—	—	—	—	129	129
Total derivative instruments assets	—	625	—	2,004	1,471	4,100
Derivative instruments liabilities:
Written options, at value	—	—	—	—	180	180
Forward foreign currency contracts	—	—	—	9,152	—	9,152
Variation margin on futures/futures options contracts[8]	—	—	—	—	268	268
Variation margin on swap agreements[8]	—	23	—	—	529	552
OTC swap agreements	—	19	—	—	1,766	1,785
OTC swap premiums received	—	634	—	—	—	634
Total derivative instruments liabilities	—	676	—	9,152	2,743	12,571
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Purchased option contracts	—	—	—	—	197	197
Written option contracts	—	65	—	786	1,835	2,686
Forward foreign currency contracts	—	—	—	(8,309)	—	(8,309)
Futures/futures options contracts	—	—	—	(21)	(2,957)	(2,978)
Swap agreements	—	(973)	—	—	(2,969)	(3,942)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	(3,040)	(3,040)
Written options	—	(14)	—	(91)	1,547	1,442
Forward foreign currency contracts	—	—	—	(7,538)	—	(7,538)
Futures/futures options contracts	—	—	—	—	(219)	(219)
Swap agreements	—	(95)	—	—	5,457	5,362

JNL/PIMCO Real Return Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
ANZ	69	—	—	69	—	—
BNP	93	(93)	—	—	—	—
BOA	224	(224)	—	—	—	—
CGM	115	—	—	115	—	—
CIT	624	(298)	(300)	26	300	—
CSI	73	(73)	—	—	—	—
DUB	834	(834)	—	—	—	—
JPM	521	(521)	—	—	—	—
MLP	74	—	—	74	—	—
MSC	131	(131)	—	—	210	—
SCB	220	(220)	—	—	—	—
UBS	247	(247)	—	—	—	—
Derivatives eligible for offset	3,225	(2,641)	(300)	284
Derivatives not eligible for offset	875				—	—
	4,100

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Liabilities by Counterparty*
BNP	1,451	(93)	(1,198)	160	—	1,198
BOA	596	(224)	(372)	—	—	417
CIT	298	(298)	—	—	—	—
CSI	124	(73)	—	51	—	—
DUB	3,887	(834)	(3,053)	—	—	3,293
JPM	1,160	(521)	(615)	24	—	615
MSC	1,294	(131)	(1,027)	136	—	1,027
SCB	405	(220)	—	185	—	—
UBS	1,824	(247)	(851)	726	—	851
Derivatives eligible for offset	11,039	(2,641)	(7,116)	1,282
Derivatives not eligible for offset	1,532				5,196	9,567
	12,571

	Gross Amount Presented in the Statements of Assets and Liabilities[8]($)	Financial Instruments[4]($)	Collateral[5]($)	Net Amount[8]($)

					Total Collateral [7]
					Cash($)	Security($)
Master Forward Agreement Transaction Assets by Counterparty*
BCL	16,700	(16,700)	—	—	—	—
CGM	42,352	(42,330)	—	22	—	—
CSI	150,908	(150,908)	—	—	—	—
GSC	1,461,133	(1,454,609)	—	6,524	—	—
JPM	49,096	(48,946)	—	150	—	—
MSC	511	(511)	—	—	6	—
UBS	63,329	(63,329)	—	—	—	—
	1,784,029	(1,777,333)	—	6,696
Master Forward Agreement Transaction Liabilities by Counterparty*
BCL	16,722	(16,700)	—	22	—	—
CGM	42,330	(42,330)	—	—	—	—
CSI	151,126	(150,908)	—	218	—	—
GSC	1,454,609	(1,454,609)	—	—	—	787
JPM	48,946	(48,946)	—	—	—	—
MSC	513	(511)	—	2	—	—
UBS	63,641	(63,329)	(305)	7	—	305
	1,777,887	(1,777,333)	(305)	249

JNL/PIMCO Real Return Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	4,644	258,447	604,638	742,534	—	53,369	1,538

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/Scout Unconstrained Bond Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy. The Fund entered into credit default swap agreements to obtain credit exposure and as a substitute for investment in physical securities.

JNL/Scout Unconstrained Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Variation margin on futures/futures options contracts[8]	—	—	—	—	93	93
Total derivative instruments assets	—	—	—	—	93	93
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	1,536	—	1,536
Futures/futures options contracts	—	—	—	—	100	100
Swap agreements	—	982	—	—	—	982
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	(7)	—	(7)
Futures/futures options contracts	—	—	—	—	2,241	2,241

JNL/Scout Unconstrained Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	117,123	18,156	—	—	9,390	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/T. Rowe Price Short-Term Bond Fund – The Fund entered into futures contracts as a means of short-term cash deployment. The Fund entered into forward foreign currency contracts as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies.

JNL/T. Rowe Price Short-Term Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Variation margin on futures/futures options contracts[8]	—	—	—	—	113	113
Total derivative instruments assets	—	—	—	—	113	113
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	14	—	14
Variation margin on futures/futures options contracts[8]	—	—	—	—	61	61
Total derivative instruments liabilities	—	—	—	14	61	75
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Purchased option contracts	—	(8)	—	—	—	(8)
Written option contracts	—	1	—	—	—	1
Futures/futures options contracts	—	—	—	—	(2,063)	(2,063)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	(14)	—	(14)
Futures/futures options contracts	—	—	—	—	(470)	(470)

JNL/T. Rowe Price Short-Term Bond Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
Derivatives eligible for offset	—	—	—	—
Derivatives not eligible for offset	113				—	—
	113
Derivative Liabilities by Counterparty*
HSB	14	—	—	14	—	—
Derivatives eligible for offset	14	—	—	14
Derivatives not eligible for offset	61				—	755
	75

JNL/T. Rowe Price Short-Term Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	1	389,281	65	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/Westchester Capital Event Driven Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in securities prices, to generate income, as a substitute for investment in physical securities, as a means of risk management and/or hedging and as an efficient means of adjusting overall exposure to certain markets as part of its overall investment strategy. The Fund entered into forward foreign currency contracts as a means of risk management and/or hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into total return swap agreements as a substitute for investment in physical securities.

JNL/Westchester Capital Event Driven Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Purchased options, at value	—	—	411	—	—	411
Forward foreign currency contracts	—	—	—	5	—	5
OTC swap agreements	—	—	13,086	—	—	13,086
Total derivative instruments assets	—	—	13,497	5	—	13,502
Derivative instruments liabilities:
Written options, at value	—	—	3,084	—	—	3,084
Forward foreign currency contracts	—	—	—	625	—	625
OTC swap agreements	—	—	15,488	—	—	15,488
Total derivative instruments liabilities	—	—	18,572	625	—	19,197
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Purchased option contracts	—	—	(10,105)	—	—	(10,105)
Written option contracts	—	—	15,541	—	—	15,541
Forward foreign currency contracts	—	—	—	(1,629)	—	(1,629)
Swap agreements	—	—	17,075	—	—	17,075
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	(112)	—	—	(112)
Written options	—	—	1,493	—	—	1,493
Forward foreign currency contracts	—	—	—	(795)	—	(795)
Swap agreements	—	—	(2,047)	—	—	(2,047)

JNL/Westchester Capital Event Driven Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	296	(296)	—	—	—	—
JPM	11,827	(11,827)	—	—	—	—
MLP	972	—	—	972	—	—
Derivatives eligible for offset	13,095	(12,123)	—	972
Derivatives not eligible for offset	407				—	—
	13,502
Derivative Liabilities by Counterparty*
BOA	2,993	(296)	(2,697)	—	10,550	—
JPM	13,213	(11,827)	(1,386)	—	50,080	—
MLP	—	—	—	—	400	—
Derivatives eligible for offset	16,206	(12,123)	(4,083)	—
Derivatives not eligible for offset	2,991				—	—
	19,197

JNL/Westchester Capital Event Driven Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	11,276	—	38,842	—	—	—	240,115

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/WMC Balanced Fund – The Fund entered into futures contracts as a means of risk management/hedging, as a means of short-term cash deployment and as an efficient means of obtaining exposure to certain markets as part of its investment strategy. The Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

JNL/WMC Balanced Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Variation margin on futures/futures options contracts[8]	—	—	—	—	42	42
Total derivative instruments assets	—	—	—	—	42	42
Derivative instruments liabilities:
Variation margin on futures/futures options contracts[8]	—	—	—	—	195	195
Total derivative instruments liabilities	—	—	—	—	195	195
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(2)	—	(2)
Futures/futures options contracts	—	—	—	—	(1,061)	(1,061)
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	—	—	1,261	1,261

JNL/WMC Balanced Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
Derivatives eligible for offset	—	—	—	—
Derivatives not eligible for offset	42				—	—
	42
Derivative Liabilities by Counterparty*
Derivatives eligible for offset	—	—	—	—
Derivatives not eligible for offset	195				711	—
	195

JNL/WMC Balanced Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	102,755	—	—	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

The financial instruments eligible for offset table is presented for the following Fund, which held forward foreign currency contracts with significant exposure to several counterparties which were eligible for offset with each counterparty.

JNL/Franklin Templeton Mutual Shares Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
HSB	32	(32)	—	—	—	—
Derivatives eligible for offset	32	(32)	—	—
Derivatives not eligible for offset	—				—	—
	32
Derivative Liabilities by Counterparty*
BOA	1,052	—	(903)	149	—	903
HSB	1,790	(32)	(1,066)	692	—	1,066
Derivatives eligible for offset	2,842	(32)	(1,969)	841
Derivatives not eligible for offset	—				—	—
	2,842

1 Amounts eligible for offset are presented gross in the Statements of Assets and Liabilities.

2 Financial instruments eligible for offset, but not offset in the Statements of Assets and Liabilities.

3 Cash and security collateral not offset in the Statements of Assets and Liabilities. For derivative assets and liabilities, amounts do not reflect over-collateralization.

4 For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default. For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

5 Cash and security collateral pledged or segregated for derivative investments. For assets, amount reflects collateral received from or segregated by the counterparty. For liabilities, amount reflects collateral pledged or segregated by the Fund. Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

6 The derivative instruments outstanding as of December 31, 2017, as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2017, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

7 Investment liabilities and assets include delayed delivery securities and secured borrowings. Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investments. The net amount reflects net unrealized gain or loss offset by any collateral with the counterparty. The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

8 Derivative asset or liability is not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

* Counterparties are defined on page 275 in the Schedules of Investments.

The derivative strategy for Funds which held only one type of derivative during the year is as follows: JNL/AQR Large Cap Relaxed Constraint Equity Fund entered into futures to manage cash flow. JNL/DoubleLine Shiller Enhanced CAPE Fund entered into total return swap agreements as a substitute for investment in physical securities. JNL/Franklin Templeton Mutual Shares Fund entered into forward foreign currency contracts to reduce foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. JNL/Harris Oakmark Global Equity Fund entered into forward foreign currency contracts as a means of risk management and/or hedging. JNL/Invesco Diversified Dividend Fund entered into forward foreign currency contracts to reduce foreign currency exposure on investment securities denominated in foreign currencies. JNL/Mellon Capital S&P 500 Index Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. JNL/Mellon Capital S&P 400 Mid Cap Index Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. JNL/Mellon Capital Small Cap Index Fund entered into futures contracts to hedge accrued dividends, to manage cash flows and as a substitute for investment in physical securities. JNL/PPM America Floating Rate Income Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. JNL/PPM America High Yield Bond Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. JNL/PPM America Total Return Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and foreign currency rates and to replicate Treasury bond positions. JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund and JNL/S&P Total Yield Fund entered into futures contracts as a substitute for investment in physical securities, to hedge accrued dividends and to manage cash flows. JNL/BlackRock Global Natural Resources Fund, JNL/Brookfield Global Infrastructure and MLP Fund, JNL/Causeway International Value Select Fund, JNL/FPA+DoubleLine Flexible Allocation Fund, JNL/Franklin Templeton Global Fund, JNL/Franklin Templeton International Small Cap Growth Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Invesco China-India Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, JNL/Invesco Mid Cap Value Fund, JNL/Lazard Emerging Markets Fund, JNL/MFS Mid Cap Value Fund, JNL/Oppenheimer Emerging Markets Innovator Fund, JNL/Oppenheimer Global Growth Fund, JNL/S&P International 5 Fund, JNL/T. Rowe Price Establish Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund and JNL/T. Rowe Price Value Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

The derivative instruments outstanding as of December 31, 2017, as disclosed in the Schedules of Investments, and the amounts of realized and change in unrealized gains and losses on derivative instruments during the year ended December 31, 2017, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds. For Funds which held only one type of derivative during the year, the average monthly derivative volume (in thousands) is as follows:

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Total Return Swap Agreements ($)
JNL/AQR Large Cap Relaxed Constraint Equity Fund	—	4,563	—	—
JNL/BlackRock Global Natural Resources Fund	—	—	3	—
JNL/Brookfield Global Infrastructure and MLP Fund	—	—	2,057	—
JNL/Causeway International Value Select Fund	—	—	3,703	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	—	—	—	1,053,810
JNL/Franklin Templeton Global Fund	—	—	689	—
JNL/Franklin Templeton International Small Cap Growth Fund	—	—	720	—
JNL/GQG Emerging Markets Equity Fund	—	—	884	—
JNL/Harris Oakmark Global Equity Fund	—	—	11,668	—
JNL/Invesco China-India Fund	—	—	1,145	—
JNL/Invesco Diversified Dividend Fund	—	—	33,277	—
JNL/Invesco Global Real Estate Fund	—	—	1,461	—
JNL/Invesco International Growth Fund	—	—	2,790	—
JNL/Invesco Mid Cap Value Fund	—	—	24	—
JNL/Lazard Emerging Markets Fund	—	—	447	—
JNL/Mellon Capital S&P 500 Index Fund	—	145,112	—	—
JNL/Mellon Capital S&P 400 MidCap Index Fund	—	35,479	—	—
JNL/Mellon Capital Small Cap Index Fund	—	25,547	—	—
JNL/MFS Mid Cap Value Fund	—	—	18	—
JNL/Oppenheimer Emerging Markets Innovator Fund	—	—	969	—
JNL/Oppenheimer Global Growth Fund	—	—	1,172	—
JNL/PPM America Floating Rate Income Fund	—	20,427	—	—
JNL/PPM America High Yield Bond Fund	—	120,781	—	—
JNL/PPM America Total Return Fund	—	308,620	—	—
JNL/S&P Competitive Advantage Fund	—	792	—	—
JNL/S&P Dividend Income & Growth Fund	—	2,182	—	—
JNL/S&P International 5 Fund	—	16	111	—
JNL/S&P Intrinsic Value Fund	—	967	—	—
JNL/S&P Mid 3 Fund	—	132	—	—
JNL/S&P Total Yield Fund	—	772	—	—
JNL/T. Rowe Price Established Growth Fund	—	—	248	—
JNL/T. Rowe Price Mid-Cap Growth Fund	—	—	23	—
JNL/T. Rowe Price Value Fund	—	—	216	—

Pledged or Segregated Collateral. The following tables summarize cash and securities collateral pledged (in thousands) for Funds at December 31, 2017 for which collateral exists but was not presented in a Derivative and Financial Instruments Eligible for Offset table:

Collateral Pledged or Segregated for Derivative Instruments
		Futures Contracts
	Counterparties	Pledged or Segregated Cash($)	Pledged or Segregated Securities($)
JNL/AQR Large Cap Relaxed Constraint Equity Fund	JPM	316	—
JNL/Mellon Capital Emerging Markets Index Fund	GSC	—	1,067
JNL/Mellon Capital S&P 500 Index Fund	GSC	—	3,327
JNL/Mellon Capital S&P 400 MidCap Index Fund	GSC	—	788
JNL/Mellon Capital Small Cap Index Fund	GSC	—	549
JNL/Mellon Capital International Index Fund	GSC	—	2,175
JNL/PPM America Floating Rate Income Fund	RBS	149	—
JNL/PPM America High Yield Bond Fund	RBS	1,949	—
JNL/PPM America Total Return Fund	RBS	891	—
JNL/S&P Competitive Advantage Fund	GSC	—	259
JNL/S&P Dividend Income & Growth Fund	GSC	—	978
JNL/S&P International 5 Fund	GSC	—	10
JNL/S&P Intrinsic Value Fund	GSC	—	459
JNL/S&P Mid 3 Fund	GSC	—	65
JNL/S&P Total Yield Fund	GSC	—	444
JNL/Scout Unconstrained Bond Fund	JPM	2,053	—

Collateral Pledged or Segregated for Securities Sold Short
		Securities Sold Short
	Lending Agent/Prime Broker	Pledged Cash($)	Segregated Securities($)
JNL/AQR Large Cap Relaxed Constraint Equity Fund	SSB	10,630	237,975
JNL/Boston Partners Global Long Short Equity Fund	GSI	291,765	185,716
JNL/FPA + DoubleLine Flexible Allocation Fund	JPM	81,481	416,788
JNL Multi-Manager Alternative Fund	JPM/SSB	29,046	139,032

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

Collateral Pledged or Segregated for Securities Sold Short
		Securities Sold Short
	Lending Agent/Prime Broker	Pledged Cash($)	Segregated Securities($)
JNL/Westchester Capital Event Driven Fund	GSI/JPM	21,385	60,692

NOTE 7. INVESTMENT RISKS AND REGULATORY MATTERS

Market and Volatility Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Funds may invest in derivatives to hedge a Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause a Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because a Fund may allocate relatively more assets to certain sectors than others, a Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by a Fund.

Concentration Risk. To the extent that the Funds focus on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, a Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a Fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit and Counterparty Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Foreign Securities Risk. Investing in securities of foreign companies or issued by foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Currency Risk. Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of the U.S. government or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

Leverage Risk. Certain Funds may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions may involve leverage of a Fund’s assets. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Emerging Market Securities Risk. Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility.

Sanctioned Securities Risk. Certain Funds may invest in securities issued by companies located in Russia. The U.S. Government and other governments have placed sanctions on Russia. When sanctions are placed on a country, the Fund may experience limitations on its investments including the inability to dispose of securities in that country, the inability to settle securities transactions in that country and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk and currency risk.

Real Estate Investment Risk. Certain Funds may concentrate their assets in the real estate industry and investments in these Funds will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. The value of a Fund’s investment in REITs may be affected by the management skill of the persons managing the REIT. Because REITs have expenses of their own, the Fund will bear a proportional share of those expenses. For Funds that focus their investments in REITs and other companies related to the real estate industry, the value of shares may rise and fall more than the value of shares of a Fund that invests in a broader range of companies.

Participation Note Risk. The JNL/GQG Emerging Markets Equity Fund invests in P-Notes. P-Notes may contain various risks including the potential inability of the counterparty to fulfill its obligations under the terms of the contract. An issuer of P-Notes may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or credit rating may affect a security’s value. These securities may be more volatile and less liquid than other investments held by the Fund.

Master Limited Partnership Risk. Investment in MLPs involves some risks that differ from an investment in the common stock of a corporation. Holders of MLPs have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Senior and Junior Loan Risk. When a Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations. Senior and Junior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics. The Fund is also subject to the risk that the agent bank administering the loan may fail to meet its obligations.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s Sub-Advisers and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services.

JNAM also serves as the Administrator to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal (except for litigation expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees ("Independent Trustees") and independent legal counsel to the Independent Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedules indicate the range of the advisory fee at various net asset levels and the administrative fee each Fund was obligated to pay JNAM. For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

Prior to September 25, 2017, the advisory fee and administrative fee for each Fund was as follows:

	Advisory Fee (m-millions)			Administrative Fee (b-billions)
	$0 to $100m (%)	$100m to $500m (%)	Over $500m (%)	$0 to $3b (%)	Over $3b (%)
JNL/AB Dynamic Asset Allocation Fund	0.75	0.75	0.75 - 0.70	0.15	0.13
JNL/AQR Large Cap Relaxed Constraint Equity Fund	0.80	0.80 – 0.75	0.75	0.15	0.13
JNL/AQR Managed Futures Strategy Fund	0.95	0.95	0.90 - 0.85	0.15	0.13

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Advisory Fee (m-millions)			Administrative Fee (b-billions)
	$0 to $100m (%)	$100m to $500m (%)	Over $500m (%)	$0 to $3b (%)	Over $3b (%)
JNL/BlackRock Global Allocation Fund	0.75	0.75	0.75 - 0.70	0.15	0.13
JNL/BlackRock Large Cap Select Growth Fund	0.70	0.70 - 0.65	0.60 - 0.55	0.10	0.09
JNL/BlackRock Global Natural Resources Fund	0.70	0.70 - 0.60	0.60	0.15	0.13
JNL/Boston Partners Global Long Short Equity Fund	1.20	1.20	1.20 - 1.15	0.15	0.13
JNL/Brookfield Global Infrastructure and MLP Fund	0.80	0.80	0.80 - 0.75	0.15	0.13
JNL/Causeway International Value Select Fund	0.70	0.70 - 0.65	0.60	0.15	0.13
JNL/Crescent High Income Fund	0.65	0.65	0.65 - 0.60	0.15	0.13
JNL/DFA U.S. Core Equity Fund	0.65	0.60 - 0.55	0.55	0.10	0.09
JNL/DoubleLine Core Fixed Income Fund	0.50	0.50	0.50 - 0.49	0.10	0.09
JNL/DoubleLine Emerging Markets Fixed Income Fund	0.75	0.75	0.70	0.15	0.13
JNL/DoubleLine Shiller Enhanced CAPE Fund	0.75	0.75	0.70	0.15	0.13
JNL/FPA + DoubleLine Flexible Allocation Fund	0.85	0.85	0.85 - 0.75	0.15	0.13
JNL/Franklin Templeton Global Fund	0.75	0.75 - 0.65	0.60	0.15	0.13
JNL/Franklin Templeton Global Multisector Bond Fund	0.70	0.70	0.70 - 0.60	0.15	0.13
JNL/Franklin Templeton Income Fund	0.80	0.75 - 0.65	0.60	0.10	0.09
JNL/Franklin Templeton International Small Cap Growth Fund	0.925	0.925	0.875	0.15	0.13
JNL/Franklin Templeton Mutual Shares Fund	0.75	0.75	0.70	0.10	0.09
JNL/Goldman Sachs Core Plus Bond Fund	0.60	0.60	0.55 - 0.50	0.10	0.09
JNL/Goldman Sachs Emerging Markets Debt Fund	0.75	0.75 - 0.70	0.70 - 0.675	0.15	0.13
JNL/Harris Oakmark Global Equity Fund[2]	0.85	0.85 – 0.825	0.825 - 0.80	0.15	0.13
JNL/Invesco China-India Fund	0.90	0.90	0.85	0.15	0.13
JNL/Invesco Global Real Estate Fund	0.75 - 0.70	0.70	0.70	0.15	0.13
JNL/Invesco International Growth Fund	0.70	0.70 - 0.65	0.60	0.15	0.13
JNL/Invesco Mid Cap Value Fund	0.75 - 0.70	0.70 - 0.65	0.65	0.10	0.09
JNL/Invesco Small Cap Growth Fund	0.85	0.85 - 0.80	0.80	0.10	0.09
JNL/JPMorgan MidCap Growth Fund	0.70	0.70 - 0.65	0.65 - 0.55	0.10	0.09
JNL/JPMorgan U.S. Government & Quality Bond Fund	0.50	0.50 - 0.40	0.35	0.10	0.09
JNL/Lazard Emerging Markets Fund	1.00	0.90 - 0.85	0.85	0.15	0.13
JNL/Mellon Capital Emerging Markets Index Fund	0.40	0.40	0.35	0.15	0.13
JNL/Mellon Capital European 30 Fund	0.37 - 0.31	0.28	0.28	0.15	0.13
JNL/Mellon Capital Pacific Rim 30 Fund	0.37 - 0.31	0.28	0.28	0.15	0.13
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	0.35	0.35	0.35 – 0.30	0.15	0.13
JNL/Mellon Capital S&P 500 Index Fund	0.28	0.28	0.24 - 0.22	0.10	0.09
JNL/Mellon Capital S&P 400 MidCap Index Fund	0.29	0.29	0.24 - 0.22	0.10	0.09
JNL/Mellon Capital Small Cap Index Fund	0.29	0.29	0.24 - 0.22	0.10	0.09
JNL/Mellon Capital International Index Fund	0.30	0.30	0.25 - 0.24	0.15	0.13
JNL/Mellon Capital Bond Index Fund	0.30	0.30	0.25 - 0.24	0.10	0.09
JNL/Mellon Capital Utilities Sector Fund	0.34 - 0.31	0.28	0.28 - 0.26	0.15	0.13
JNL/MFS Mid Cap Value Fund	0.75	0.70	0.70	0.10	0.09
JNL Multi-Manager Alternative Fund[1]	1.30	1.30	1.30 – 1.25	0.20	0.18
JNL Multi-Manager Mid Cap Fund	0.75	0.75	0.725 – 0.70	0.15	0.13
JNL/Multi-Manager Small Cap Growth Fund	0.75	0.70	0.65	0.10	0.09
JNL/Multi-Manager Small Cap Value Fund	0.85	0.85 - 0.77	0.75	0.10	0.09
JNL/Neuberger Berman Strategic Income Fund	0.60	0.60	0.55 - 0.50	0.15	0.13
JNL/Oppenheimer Emerging Markets Innovator Fund	1.10	1.10	1.10 - 1.05	0.15	0.13
JNL/Oppenheimer Global Growth Fund	0.70	0.70 - 0.60	0.60	0.15	0.13
JNL/PIMCO Real Return Fund	0.50	0.50	0.50 - 0.475	0.10	0.09
JNL/PPM America Floating Rate Income Fund	0.65	0.65	0.60 – 0.55	0.15	0.13
JNL/PPM America High Yield Bond Fund	0.50	0.50 - 0.45	0.425	0.10	0.09
JNL/PPM America Mid Cap Value Fund	0.75	0.75	0.70	0.10	0.09
JNL/PPM America Small Cap Value Fund	0.75	0.75	0.70	0.10	0.09
JNL/PPM America Total Return Fund	0.50	0.50	0.50 - 0.45	0.10	0.09
JNL/PPM America Value Equity Fund	0.55	0.55 - 0.50	0.50	0.10	0.09
JNL/S&P Competitive Advantage Fund	0.40	0.40	0.35	0.10	0.09
JNL/S&P Dividend Income & Growth Fund	0.40	0.40	0.35	0.10	0.09
JNL/S&P International 5 Fund	0.45	0.45	0.45 - 0.40	0.15	0.13
JNL/S&P Intrinsic Value Fund	0.40	0.40	0.35	0.10	0.09
JNL/S&P Mid 3 Fund	0.50	0.50	0.50 - 0.45	0.10	0.09
JNL/S&P Total Yield Fund	0.40	0.40	0.35	0.10	0.09
JNL/Scout Unconstrained Bond Fund	0.65	0.65	0.65 - 0.60	0.15	0.13
JNL/T. Rowe Price Established Growth Fund	0.65	0.65 - 0.60	0.55	0.10	0.09
JNL/T. Rowe Price Mid-Cap Growth Fund	0.75	0.75 - 0.70	0.70	0.10	0.09
JNL/T. Rowe Price Short-Term Bond Fund	0.45	0.45 - 0.40	0.40 - 0.375	0.10	0.09
JNL/T. Rowe Price Value Fund	0.70	0.70 - 0.65	0.60	0.10	0.09
JNL/Westchester Capital Event Driven Fund	1.10	1.10	1.10 - 0.95	0.15	0.13
JNL/WMC Balanced Fund	0.55 - 0.50	0.50 - 0.45	0.425	0.10	0.09
JNL/WMC Government Money Market Fund	0.28	0.28	0.25	0.10	0.09
JNL/WMC Value Fund	0.55	0.55 - 0.50	0.45	0.10	0.09

1 Prior to April 24, 2017, for advisory fees, the range for $0 to $500 million was 1.75% and for over $500 million was 1.75% - 1.70%.

2 Prior to July 1, 2017, for advisory fees, the range from $0 - $500 million was 0.85% and for over $500 million was 0.85% - 0.80%.

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

Effective September 25, 2017, the advisory fee and administrative fee for each Fund is as follows:

	Advisory Fee (m-millions)			Administrative Fee (b-billions)
	$0 to $100m (%)	$100m to $500m (%)	Over $500m (%)	$0 to $3b (%)	Over $3b (%)
JNL/AB Dynamic Asset Allocation Fund	0.65	0.65	0.625 - 0.58	0.15	0.13
JNL/AQR Large Cap Relaxed Constraint Equity Fund	0.70	0.70 – 0.65	0.65 – 0.63	0.15	0.13
JNL/AQR Managed Futures Strategy Fund	0.85	0.85	0.80 – 0.73	0.15	0.13
JNL/BlackRock Global Allocation Fund	0.65	0.65	0.65 - 0.58	0.15	0.13
JNL/BlackRock Global Natural Resources Fund	0.60	0.60 - 0.50	0.50 – 0.47	0.15	0.13
JNL/BlackRock Large Cap Select Growth Fund	0.60	0.60 - 0.55	0.50 - 0.43	0.10	0.09
JNL/Boston Partners Global Long Short Equity Fund	1.10	1.10	1.10 - 1.03	0.15	0.13
JNL/Brookfield Global Infrastructure and MLP Fund	0.70	0.70	0.70 - 0.63	0.15	0.13
JNL/Causeway International Value Select Fund	0.60	0.60 - 0.55	0.50 – 0.48	0.15	0.13
JNL/ClearBridge Large Cap Growth Fund	0.50	0.50	0.50 – 0.43	0.15	0.13
JNL/Crescent High Income Fund	0.55	0.55	0.55 - 0.48	0.15	0.13
JNL/DFA U.S. Core Equity Fund	0.40	0.40	0.40 – 0.38	0.10	0.09
JNL/DoubleLine Core Fixed Income Fund	0.39	0.39	0.39 – 0.34	0.10	0.09
JNL/DoubleLine Emerging Markets Fixed Income Fund	0.65	0.65	0.60 – 0.58	0.15	0.13
JNL/DoubleLine Shiller Enhanced CAPE Fund	0.65	0.65	0.60 – 0.58	0.15	0.13
JNL/FPA + DoubleLine Flexible Allocation Fund	0.70	0.70	0.70 – 0.63	0.15	0.13
JNL/Franklin Templeton Global Fund	0.65	0.65 – 0.55	0.50 – 0.48	0.15	0.13
JNL/Franklin Templeton Global Multisector Bond Fund	0.60	0.60	0.60 – 0.455	0.15	0.13
JNL/Franklin Templeton Income Fund	0.70	0.65 – 0.55	0.50 – 0.48	0.10	0.09
JNL/Franklin Templeton International Small Cap Growth Fund	0.825	0.825	0.75 – 0.73	0.15	0.13
JNL/Franklin Templeton Mutual Shares Fund	0.62	0.62	0.57 – 0.54	0.10	0.09
JNL/Goldman Sachs Core Plus Bond Fund	0.475	0.475	0.45 – 0.37	0.10	0.09
JNL/Goldman Sachs Emerging Markets Debt Fund	0.625	0.625 – 0.575	0.575 – 0.555	0.15	0.13
JNL/GQG Emerging Markets Equity Fund	0.90	0.90	0.90 – 0.84	0.15	0.13
JNL/Harris Oakmark Global Equity Fund	0.75	0.75 – 0.70	0.70 – 0.655	0.15	0.13
JNL/Invesco China-India Fund	0.75	0.75	0.75 – 0.705	0.15	0.13
JNL/Invesco Diversified Dividend Fund	0.525	0.525	0.525 – 0.48	0.15	0.13
JNL/Invesco Global Real Estate Fund	0.60	0.60	0.60 – 0.57	0.15	0.13
JNL/Invesco International Growth Fund	0.55	0.55	0.50 – 0.46	0.15	0.13
JNL/Invesco Mid Cap Value Fund	0.60	0.60 – 0.55	0.55 – 0.53	0.10	0.09
JNL/Invesco Small Cap Growth Fund	0.70	0.70	0.70 – 0.66	0.10	0.09
JNL/JPMorgan MidCap Growth Fund	0.60	0.60 – 0.55	0.55 – 0.43	0.10	0.09
JNL/JPMorgan U.S. Government & Quality Bond Fund	0.40	0.40 – 0.30	0.25 – 0.23	0.10	0.09
JNL/Lazard Emerging Markets Fund	0.80	0.80 – 0.75	0.75 – 0.73	0.15	0.13
JNL/Mellon Capital Consumer Staples Sector Fund	0.24 – 0.21	0.18	0.18 – 0.15	0.15	0.13
JNL/Mellon Capital Emerging Markets Index Fund	0.30	0.30	0.25 – 0.18	0.15	0.13
JNL/Mellon Capital European 30 Fund	0.27 – 0.21	0.18	0.18 – 0.16	0.15	0.13
JNL/Mellon Capital Industrials Sector Fund	0.24 – 0.21	0.18	0.18 – 0.15	0.15	0.13
JNL/Mellon Capital Materials Sector Fund	0.24 – 0.21	0.18	0.18 – 0.15	0.15	0.13
JNL/Mellon Capital Pacific Rim 30 Fund	0.27 - 0.21	0.18	0.18 – 0.16	0.15	0.13
JNL/Mellon Capital Real Estate Sector Fund	0.24 – 0.21	0.18	0.18 – 0.15	0.15	0.13
JNL/Mellon Capital S&P 500 Index Fund	0.17	0.17	0.13 – 0.10	0.10	0.09
JNL S&P 500 Index Fund	0.20	0.20	0.20 – 0.155	0.10	0.09
JNL/Mellon Capital S&P 400 MidCap Index Fund	0.19	0.19	0.14 – 0.11	0.10	0.09
JNL/Mellon Capital S&P 1500 Growth Index Fund	0.20	0.20	0.20 – 0.155	0.15	0.13
JNL/Mellon Capital S&P 1500 Value Index Fund	0.20	0.20	0.20 – 0.155	0.15	0.13
JNL/Mellon Capital Small Cap Index Fund	0.19	0.19	0.14 – 0.11	0.10	0.09
JNL/Mellon Capital International Index Fund	0.20	0.20	0.15 - 0.12	0.15	0.13
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	0.25	0.25	0.25 – 0.18	0.15	0.13
JNL/Mellon Capital Bond Index Fund	0.20	0.20	0.15 – 0.12	0.10	0.09
JNL/Mellon Capital Utilities Sector Fund	0.24 – 0.21	0.18	0.18 – 0.15	0.15	0.13
JNL/MFS Mid Cap Value Fund	0.60	0.55	0.55 – 0.53	0.10	0.09
JNL Multi-Manager Alternative Fund	1.20	1.20	1.20 – 1.08	0.20	0.18
JNL Multi-Manager Mid Cap Fund	0.65	0.65	0.625 – 0.58	0.15	0.13
JNL/Multi-Manager Small Cap Growth Fund	0.65	0.60	0.55 – 0.53	0.10	0.09
JNL/Multi-Manager Small Cap Value Fund	0.75	0.75 – 0.67	0.65 – 0.63	0.10	0.09
JNL/Neuberger Berman Strategic Income Fund	0.50	0.50	0.45 – 0.38	0.15	0.13
JNL/Oppenheimer Emerging Markets Innovator Fund	1.00	1.00	1.00 – 0.93	0.15	0.13
JNL/Oppenheimer Global Growth Fund	0.50	0.50	0.50 – 0.48	0.15	0.13
JNL/PIMCO Income Fund	0.50	0.50	0.50 – 0.43	0.15	0.13
JNL/PIMCO Real Return Fund	0.39	0.39	0.39 – 0.345	0.10	0.09
JNL/PPM America Floating Rate Income Fund	0.50	0.50	0.45 – 0.405	0.15	0.13
JNL/PPM America High Yield Bond Fund	0.40	0.40 – 0.35	0.325 – 0.305	0.10	0.09
JNL/PPM America Mid Cap Value Fund	0.65	0.65 – 0.55	0.50 – 0.455	0.10	0.09
JNL/PPM America Small Cap Value Fund	0.65	0.65 – 0.55	0.50 – 0.455	0.10	0.09
JNL/PPM America Total Return Fund	0.40	0.40	0.40 – 0.33	0.10	0.09
JNL/PPM America Value Equity Fund	0.45	0.45 – 0.40	0.40 – 0.37	0.10	0.09
JNL/S&P Competitive Advantage Fund	0.30	0.30	0.25 – 0.23	0.10	0.09

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Advisory Fee (m-millions)			Administrative Fee (b-billions)
	$0 to $100m (%)	$100m to $500m (%)	Over $500m (%)	$0 to $3b (%)	Over $3b (%)
JNL/S&P Dividend Income & Growth Fund	0.30	0.30	0.25 – 0.23	0.10	0.09
JNL/S&P International 5 Fund	0.35	0.35	0.35 – 0.28	0.15	0.13
JNL/S&P Intrinsic Value Fund	0.30	0.30	0.25 – 0.23	0.10	0.09
JNL/S&P Mid 3 Fund	0.35	0.35	0.35 – 0.28	0.10	0.09
JNL/S&P Total Yield Fund	0.30	0.30	0.25 – 0.23	0.10	0.09
JNL/Scout Unconstrained Bond Fund	0.55	0.55	0.55 – 0.48	0.15	0.13
JNL/T.Rowe Price Established Growth Fund	0.55	0.55 – 0.50	0.45 – 0.42	0.10	0.09
JNL/T.Rowe Price Mid-Cap Growth Fund	0.65	0.65 – 0.60	0.60 – 0.58	0.10	0.09
JNL/T.Rowe Price Short-Term Bond Fund	0.35	0.35 – 0.30	0.30 – 0.255	0.10	0.09
JNL/T.Rowe Price Value Fund	0.59	0.59 – 0.49	0.49 – 0.47	0.10	0.09
JNL/Vanguard Growth Allocation Fund	0.20	0.20	0.20 – 0.155	0.15	0.13
JNL/Vanguard Moderate Allocation Fund	0.20	0.20	0.20 – 0.155	0.15	0.13
JNL/Vanguard Moderate Growth Allocation Fund	0.20	0.20	0.20 – 0.155	0.15	0.13
JNL/Westchester Capital Event Driven Fund	1.05	1.05	1.05 – 0.88	0.10	0.08
JNL/WMC Balanced Fund	0.45 – 0.40	0.40 – 0.35	0.325 – 0.305	0.10	0.09
JNL/WMC Government Money Market Fund	0.18	0.18	0.15 – 0.13	0.10	0.09
JNL/WMC Value Fund	0.45	0.45 – 0.40	0.35 – 0.33	0.10	0.09

Advisory Fee Waivers and Expense Reimbursements. Pursuant to a contractual expense limitation agreement, JNAM agreed to waive fees and reimburse expenses of the JNL/WMC Government Money Market Fund to the extent necessary to limit operating expenses of each class of shares of the Fund (excluding brokerage expense, interest, taxes, and extraordinary expenses) to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s net investment income for the period. JNAM may recover previously reimbursed expenses from the Fund for fees waived and reimbursed for a period of three years from the end of the fiscal year in which fees were waived and a reimbursement took place. During the year ended December 31, 2017, JNAM recovered $2,903 of previously reimbursed expenses (in thousands). At December 31, 2017, the amount of potentially recoverable expenses (in thousands) was $4,407 that expires on December 31, 2018 and $1,982 that expires on December 31, 2019.

Prior to September 25, 2017, pursuant to contractual and voluntary fee waiver agreements, JNAM waived a portion of its advisory fees for each of the following Funds. None of the waived advisory fees could be recaptured by JNAM. The amount of waived expenses for each Fund was recorded as expense waiver in each Fund’s Statement of Operations. Effective September 25, 2017, the contractual and voluntary advisory fee waivers were discontinued. The waived portion of advisory fees for these Funds was converted to reductions in advisory fees.

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/DFA U.S. Core Equity Fund	Fees greater than 0.50%
JNL/Goldman Sachs Core Plus Bond Fund	0.025% for net assets between $0 - $500 million
JNL/Goldman Sachs Emerging Markets Debt Fund	0.025% for net assets between $400 million - $1 billion
JNL/Invesco Small Cap Growth Fund	0.05% for net assets between $0 - $250 million
JNL/Mellon Capital S&P 500 Index Fund	0.01%
JNL/MFS Mid Cap Value Fund	0.025% for net assets over $500 million
JNL Multi-Manager Alternative Fund[1]	0.00%
JNL/Oppenheimer Global Growth Fund	0.05% for net assets between $0 - $300 million
JNL/T. Rowe Price Value Fund	0.05% for net assets between $150 million and $500 million as long as the net assets for the Fund are above $1 billion
[1] Prior to April 24, 2017, the contractual fee waiver was 0.40% for all net assets.

Voluntary Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/DoubleLine Core Fixed Income Fund	0.03% for net assets over $1 billion
JNL/FPA + DoubleLine Flexible Allocation Fund JNL/Franklin Templeton Mutual Shares Fund JNL/Goldman Sachs Emerging Markets Debt Fund JNL/Invesco China-India Fund	0.05% for net assets between $0 - $1 billion 0.03% 0.025% for net assets between $0 - $200 million 0.05% for net assets between $0 - $500 million
JNL/Invesco Global Real Estate Fund	0.05% for net assets between $0 - $50 million
JNL/Invesco International Growth Fund	0.05% for net assets between $0 - $50 million and 0.02% for net assets over $2 billion
JNL/Invesco Mid Cap Value Fund	0.05% for net assets between $0 - $50 million
JNL/Invesco Small Cap Growth Fund	0.05% for net assets between $0 - $50 million
JNL/Lazard Emerging Markets Fund	0.10% for the first $100 million
JNL/Mellon Capital Emerging Markets Index Fund	0.05% for net assets over $750 million
JNL/MFS Mid Cap Value Fund[2]	0.05% for net assets between $0 - $500 million and 0.025% on net assets over $500 million
JNL Multi-Manager Alternative Fund[1]	0.00%
JNL/Oppenheimer Global Growth Fund JNL/PIMCO Real Return Fund	0.05% for net assets between $0 - $300 million 0.01% for net assets between $0 - $1 billion and 0.01% for net assets over $2 billion
JNL/PPM America Floating Rate Income Fund JNL/PPM America Mid Cap Value Fund	0.05% for net assets between $300 - $500 million 0.10% for net assets over $150 million
JNL/PPM America Small Cap Value Fund	0.10% for net assets over $150 million
JNL/T. Rowe Price Value Fund	0.01%

1 Prior to April 24, 2017, the voluntary fee waiver was 0.05% for net assets sub-advised by BlueBay Asset Management LLP.

2 Effective April 24, 2017.

Effective September 25, 2017, pursuant to contractual fee waiver agreements, JNAM agreed to waive advisory fees of 0.13% of average daily net assets for JNL S&P 500 Index Fund, 0.04% of average daily net assets for JNL/Vanguard Growth Allocation Fund, and 0.05% of average daily net assets for

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/Vanguard Moderate Allocation Fund and JNL/Vanguard Moderate Growth Allocation Fund. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses is recorded as expense waiver in each Fund’s Statement of Operations.

Effective September 25, 2017, pursuant to a voluntary waiver agreement, JNAM agreed to waive advisory fees of 0.01% of average daily net assets exceeding $1 billion and up to $5 billion for JNL/T.Rowe Price Mid-Cap Growth Fund and JNL/T.Rowe Price Value Fund. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for the Funds is recorded as expense waiver in each Fund’s Statement of Operations.

Administrative Fee Waivers. Effective September 25, 2017, pursuant to contractual waiver agreements, JNAM agreed to waive 0.05% of the administrative fees of the Class I shares of JNL/DFA U.S. Core Equity Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, JNL/Mellon Capital S&P 1500 Value Index Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/S&P Mid 3 Fund and JNL/S&P International 5 Fund and 0.12% of the administrative fee of Class I shares of JNL/Vanguard Growth Allocation Fund, JNL/Vanguard Moderate Allocation Fund and JNL/Vanguard Moderate Growth Allocation Fund. None of the waived administrative fees can be recaptured by JNAM. The amount of waived expenses for the Funds is recorded as expense waiver in each Fund’s Statement of Operations.

Distribution Fees. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Funds pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. Prior to July 1, 2017, the Funds’ Plan was structured as a reimbursement plan. Under a reimbursement plan, 12b-1 payments may not exceed the maximum 12b-1 fee or allowable distribution and related shareholding servicing expenses incurred by the distributor, as defined in the Plan. Effective July 1, 2017, the Funds’ Plan was restructured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, prior to September 25, 2017, each Fund accrued the Rule 12b-1 fee daily, at the maximum annual rate up to 0.20% of the average daily net assets attributable to Class A shares. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Class A shares of the Funds changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of each Fund. Each Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund’s Statement of Operations.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for board of trustees fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in board of trustees fees set forth in the Statements of Operations.

Directed Brokerage Commissions. A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker/dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Security Transactions. Security transactions can occur in the Funds where both the buyer and seller of the security are Funds for which JNAM serves as the Adviser or the other party to the transaction is another fund advised by the Sub-Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”) and are reviewed by the Board. Rule 17a-7 transactions are executed at current market price. The following Funds had Rule 17a-7 transactions (in thousands) that were deemed significant by the Adviser during the year ended December 31, 2017.

	Purchase of Securities($)	Proceeds from Sales of Securities($)
JNL/Invesco Small Cap Growth Fund	87,674	8,909
JNL/S&P Competitive Advantage Fund	109,197	77,458
JNL/S&P Dividend Income & Growth Fund	192,310	34,351
JNL/S&P Intrinsic Value Fund	116,344	150,592
JNL/S&P Total Yield Fund	87,025	246,364

Share Transactions. On September 25, 2017, JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund was sold from Class A shares and purchased into Class I shares. Proceeds from the sale of shares, cost of shares redeemed, shares sold and shares redeemed in the Statements of Changes in Net Assets includes the simultaneous redemption of Class A shares and purchase of Class I shares as follows:

	Cost of shares redeemed($)	Shares redeemed	Proceeds from the sale of shares($)	Shares sold
JNL/AQR Large Cap Relaxed Constraint Equity Fund	(204,176)	(17,158)	204,176	16,930
JNL/AQR Managed Futures Strategy Fund	(272,406)	(33,839)	272,406	33,672
JNL/BlackRock Global Natural Resources Fund	(1,177)	(146)	1,177	145

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Cost of shares redeemed($)	Shares redeemed	Proceeds from the sale of shares($)	Shares sold
JNL/BlackRock Large Cap Select Growth Fund	(1,047,560)	(31,002)	1,047,560	29,922
JNL/Boston Partners Global Long Short Equity Fund	(583,613)	(54,543)	583,613	54,543
JNL/Brookfield Global Infrastructure and MLP Fund	(66,621)	(4,732)	66,621	4,712
JNL/Causeway International Value Select Fund	(1,269,036)	(78,046)	1,269,036	76,081
JNL/Crescent High Income Fund	(664,182)	(61,727)	664,182	61,727
JNL/DFA U.S. Core Equity Fund	(65,691)	(5,177)	65,691	4,895
JNL/DoubleLine Core Fixed Income Fund	(246,843)	(19,135)	246,843	17,797
JNL/DoubleLine Emerging Markets Fixed Income Fund	(521,574)	(46,862)	521,574	46,862
JNL/DoubleLine Shiller Enhanced CAPE Fund	(699,619)	(49,654)	699,619	49,654
JNL/FPA + DoubleLine Flexible Allocation Fund	(240,150)	(19,572)	240,150	19,509
JNL/Franklin Templeton Global Fund	(494,525)	(43,570)	494,525	43,417
JNL/Franklin Templeton Global Multisector Bond Fund	(1,003,886)	(91,847)	1,003,886	91,345
JNL/Franklin Templeton Income Fund	(494,079)	(42,014)	494,079	43,918
JNL/Franklin Templeton Mutual Shares Fund	(515,072)	(45,301)	515,072	44,867
JNL/Goldman Sachs Core Plus Bond Fund	(155,206)	(13,265)	155,206	13,043
JNL/Goldman Sachs Emerging Markets Debt Fund	(170,121)	(14,729)	170,121	14,540
JNL/Harris Oakmark Global Equity Fund	(544,970)	(45,989)	544,970	45,989
JNL/Invesco Global Real Estate Fund	(585,381)	(61,232)	585,381	60,349
JNL/Invesco International Growth Fund	(420,829)	(30,853)	420,829	29,285
JNL/Invesco Mid Cap Value Fund	(184,740)	(11,482)	184,740	11,355
JNL/Invesco Small Cap Growth Fund	(229,938)	(9,971)	229,938	9,629
JNL/JPMorgan MidCap Growth Fund	(699,263)	(21,622)	699,263	21,139
JNL/JPMorgan U.S. Government & Quality Bond Fund	(522,884)	(39,915)	522,884	38,028
JNL/Lazard Emerging Markets Fund	(517,024)	(47,477)	517,024	47,303
JNL/Mellon Capital Emerging Markets Index Fund	(38,026)	(3,392)	38,026	3,377
JNL/Mellon Capital S&P 500 Index Fund	(569,899)	(27,854)	569,899	27,255
JNL/Mellon Capital S&P 400 MidCap Index Fund	(273,157)	(13,603)	273,157	13,364
JNL/Mellon Capital Small Cap Index Fund	(248,020)	(13,509)	248,020	13,284
JNL/Mellon Capital International Index Fund	(379,332)	(25,339)	379,332	24,394
JNL/Mellon Capital Bond Index Fund	(298,031)	(25,386)	298,031	24,529
JNL/MFS Mid Cap Value Fund	(77,978)	(6,804)	77,978	6,775
JNL Multi-Manager Alternative Fund	(1,021,541)	(101,243)	1,021,541	101,243
JNL Multi-Manager Mid Cap Fund	(870,974)	(74,955)	870,974	74,955
JNL Multi-Manager Small Cap Growth Fund	(414,352)	(17,165)	414,352	16,423
JNL Multi-Manager Small Cap Value Fund	(518,911)	(35,936)	518,911	35,911
JNL/Neuberger Berman Strategic Income Fund	(24,886)	(2,264)	24,886	2,252
JNL/Oppenheimer Emerging Markets Innovator Fund	(448,062)	(39,899)	448,062	39,899
JNL/Oppenheimer Global Growth Fund	(612,302)	(35,620)	612,302	35,049
JNL/PIMCO Real Return Fund	(904,017)	(91,407)	904,017	90,492
JNL/PPM America Floating Rate Income Fund	(34,025)	(3,256)	34,025	3,256
JNL/PPM America High Yield Bond Fund	(557,178)	(41,488)	557,178	35,762
JNL/PPM America Mid Cap Value Fund	(45,751)	(3,129)	45,751	3,108
JNL/PPM America Total Return Fund	(935,208)	(78,788)	935,208	78,788
JNL/S&P Competitive Advantage Fund	(1,749,071)	(118,181)	1,749,071	117,466
JNL/S&P Dividend Income & Growth Fund	(1,746,414)	(116,428)	1,746,414	114,971
JNL/S&P Intrinsic Value Fund	(1,745,057)	(131,010)	1,745,057	128,692
JNL/S&P Total Yield Fund	(1,718,241)	(131,264)	1,718,241	130,071
JNL/Scout Unconstrained Bond Fund	(746,958)	(74,921)	746,958	74,921
JNL/T. Rowe Price Established Growth Fund	(2,724,045)	(65,846)	2,724,045	64,035
JNL/T. Rowe Price Mid-Cap Growth Fund	(307,810)	(6,840)	307,810	6,566
JNL/T. Rowe Price Short-Term Bond Fund	(598,617)	(61,021)	598,617	60,466
JNL/T. Rowe Price Value Fund	(2,739,917)	(167,477)	2,739,917	160,793
JNL/Westchester Capital Event Driven Fund	(245,786)	(24,852)	245,786	24,852
JNL/WMC Value Fund	(730,002)	(31,808)	730,002	31,011

NOTE 9. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds, with the exception of JNL/ClearBridge Large Cap Growth Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Invesco Diversified Dividend Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, JNL/Mellon Capital S&P 1500 Value Index Fund, JNL/PIMCO Income Fund, JNL/Vanguard Growth Allocation Fund, JNL/Vanguard Moderate Allocation Fund and JNL/Vanguard Moderate Growth Allocation Fund, participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. Effective June 2, 2017, JNL Multi-Manager Mid Cap Fund was added to the SCA. The Participating Funds may borrow up to the lesser of $600,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. JNL/PPM America Floating Rate Income Fund has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. These fees are allocated 25% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 75% to the other Participating Funds based on each fund’s net assets as a percentage of the Participating Funds’ total net assets. During the year, the Participating Funds paid an annual administration fee to

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JPM Chase which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds, with the exception of JNL/WMC Government Money Market Fund, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 10. FUND ACQUISITIONS

Tax Free Exchange. The following tables include information (in thousands) relating to acquisitions completed on April 24, 2017 and September 25, 2017. The acquisitions were completed by a tax free exchange of Class A and B shares for the acquired and acquiring Funds indicated below pursuant to a plan of reorganization approved by the Board and approved by the acquired Fund's shareholders, as applicable. The purpose of the acquisitions were to combine Funds with similar investment objectives and strategies. Shares were issued at NAV based on the fair value of the assets received by the acquiring Funds. The cost basis of the investments received from the acquired Fund was carried forward to align ongoing reporting of the acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

		Acquired Fund		Acquiring Fund
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date($)	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date($)	Shares of Aquiring Fund Issued in Exchange
JNL/Morgan Stanley Mid Cap Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
Class A	Class A	201,629	16,240	4,202,398	97,217	4,666
Class B	Class B	67	5	75,731	1,686	1
JNL Red Rocks Listed Private Equity Fund	JNL/Harris Oakmark Global Equity Fund
Class A	Class A	506,152	47,874	611,542	51,618	42,703
Class B	Class B	514	48	—	—	43

Immediately prior to the reorganization, the cost, market value and unrealized appreciation (depreciation) of investments (in thousands) for the acquired Fund were as follows:

Acquired Fund	Cost of Investments($)	Value of Investments($)	Net Unrealized Appreciation($)
JNL/Morgan Stanley Mid Cap Growth Fund	166,370	169,890	3,520
JNL Red Rocks Listed Private Equity Fund	449,333	471,686	22,353

Assuming the acquisitions had been completed on January 1, 2017, the acquiring Funds’ unaudited pro forma results of operations (in thousands) for the year ended December 31, 2017, would have been:

Acquiring Fund	Net Investment Income (Loss)($)	Net Realized Gain (Loss)($)	Net Change in Unrealized Appreciation/ (Depreciation)($)	Net Change in Net Assets from Operations($)
JNL/Harris Oakmark Global Equity Fund	11,014	178,867	(10,344)	179,537
JNL/T. Rowe Price Mid-Cap Growth Fund	(9,924)	425,385	608,042	1,023,503

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of net investment income (loss) and net realized and unrealized gain (loss) of the acquired Funds that has been included in each acquiring Fund’s Statement of Operations since September 25, 2017 for the acquisition.

NOTE 11. INCOME TAX MATTERS

JNL/ClearBridge Large Cap Growth Fund, JNL/Mellon Capital Consumer Staples Sector Fund, JNL/Mellon Capital Industrials Sector Fund, JNL/Mellon Capital Materials Sector Fund, JNL/Mellon Capital Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, JNL/Mellon Capital S&P 1500 Value Index Fund, JNL/Vanguard Growth Allocation Fund, JNL/Vanguard Moderate Allocation Fund and JNL/Vanguard Moderate Growth Allocation Fund are treated as partnerships for federal income tax purposes. These Funds are generally not subject to federal income tax, and therefore, there is no provision for federal income taxes. Each Fund is a separate entity for federal income tax purposes.

Each Fund, except those that are treated as a partnership for federal income tax purposes, are treated as a separate tax payer for federal income tax purposes. Each of these Funds intends to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. The Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

tax law, interest, dividends and capital gains paid by these Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

Reporting as a Consolidated Fund is not recognized for federal income tax purposes. The Subsidiaries are classified as controlled foreign corporations (“CFCs”) under the Internal Revenue Code of 1986 and each CFC's taxable income is calculated separately from the relevant Consolidated Fund’s taxable income. Net losses of the Subsidiaries may not be deductible by the Funds either in the current period or future periods.

The following information for Funds treated as RICs is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or REIT securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization, consent dividends and other distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Undistributed Net Investment Income (Loss)($)	Accumulated Net Realized Gain (Loss)($)	Paid-in Capital($)
JNL/AB Dynamic Asset Allocation Fund	257	(257)	—
JNL/AQR Large Cap Relaxed Constraint Equity Fund	325	(325)	—
JNL/AQR Managed Futures Strategy Fund	2,244	15,232	(17,476)
JNL/BlackRock Global Allocation Fund	2,808	(2,808)	—
JNL/BlackRock Global Natural Resources Fund	625	13,174	(13,799)
JNL/BlackRock Large Cap Select Growth Fund	3,529	(3,489)	(40)
JNL/Boston Partners Global Long Short Equity Fund	2,411	1,348	(3,759)
JNL/Brookfield Global Infrastructure and MLP Fund	5,564	(5,526)	(38)
JNL/Causeway International Value Select Fund	803	100,842	(101,645)
JNL/Crescent High Income Fund	(9)	9	—
JNL/DFA U.S. Core Equity Fund	43	(43)	—
JNL/DoubleLine Core Fixed Income Fund	(21,128)	21,128	—
JNL/DoubleLine Emerging Markets Fixed Income Fund	10	(10)	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	(5,508)	5,508	—
JNL/FPA + DoubleLine Flexible Allocation Fund	(3,863)	3,863	—
JNL/Franklin Templeton Global Fund	3,311	(3,311)	—
JNL/Franklin Templeton Global Multisector Bond Fund	16,797	29,892	(46,689)
JNL/Franklin Templeton Income Fund	(367)	367	—
JNL/Franklin Templeton International Small Cap Growth Fund	1,785	(1,785)	—
JNL/Franklin Templeton Mutual Shares Fund	(3,880)	3,880	—
JNL/Goldman Sachs Core Plus Bond Fund	430	(430)	—
JNL/Goldman Sachs Emerging Markets Debt Fund	(12,801)	12,801	—
JNL/GQG Emerging Markets Equity Fund	77	(7)	(70)
JNL/Harris Oakmark Global Equity Fund	7,750	(17,818)	10,068
JNL/Invesco China-India Fund	133	(128)	(5)
JNL/Invesco Diversified Dividend Fund	408	(405)	(3)
JNL/Invesco Global Real Estate Fund	9,316	(9,316)	—
JNL/Invesco International Growth Fund	715	(715)	—
JNL/Invesco Mid Cap Value Fund	(1,059)	1,059	—
JNL/Invesco Small Cap Growth Fund	6,039	(6,039)	—
JNL/JPMorgan MidCap Growth Fund	3,850	(3,633)	(217)
JNL/JPMorgan U.S. Government & Quality Bond Fund	1,980	(1,980)	—
JNL/Lazard Emerging Markets Fund	(416)	416	—
JNL/Mellon Capital Emerging Markets Index Fund	(1,173)	1,189	(16)
JNL/Mellon Capital European 30 Fund	607	(607)	—
JNL/Mellon Capital Pacific Rim 30 Fund	3,515	(3,515)	—
JNL/Mellon Capital S&P 500 Index Fund	(687)	687	—
JNL/Mellon Capital Small Cap Index Fund	(44)	44	—
JNL/Mellon Capital International Index Fund	6,095	(6,095)	—
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	2	—	(2)
JNL/Mellon Capital Bond Index Fund	1,662	(1,662)	—
JNL/MFS Mid Cap Value Fund	21	(21)	—
JNL Multi-Manager Alternative Fund	385	(385)	—
JNL Multi-Manager Small Cap Growth Fund	4,832	(4,827)	(5)
JNL Multi-Manager Small Cap Value Fund	2	(2)	—
JNL/Neuberger Berman Strategic Income Fund	(3,270)	3,270	—
JNL/Oppenheimer Emerging Markets Innovator Fund	1,021	(689)	(332)
JNL/Oppenheimer Global Growth Fund	312	(296)	(16)
JNL/PIMCO Income Fund	2,244	(2,197)	(47)
JNL/PIMCO Real Return Fund	(15,655)	17,760	(2,105)
JNL/PPM America Floating Rate Income Fund	(64)	64	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Net Increase(Decrease)
	Undistributed Net Investment Income (Loss)($)	Accumulated Net Realized Gain (Loss)($)	Paid-in Capital($)
JNL/PPM America High Yield Bond Fund	(1,764)	1,772	(8)
JNL/PPM America Total Return Fund	1,522	(1,522)	—
JNL/PPM America Value Equity Fund	(25)	22,737	(22,712)
JNL/S&P Dividend Income & Growth Fund	(2,101)	2,101	—
JNL/S&P International 5 Fund	1,000	(1,000)	—
JNL/Scout Unconstrained Bond Fund	1,718	(1,718)	—
JNL/T. Rowe Price Established Growth Fund	39	(39)	—
JNL/T. Rowe Price Mid-Cap Growth Fund	9,665	(10,208)	543
JNL/T. Rowe Price Short-Term Bond Fund	1,395	19,045	(20,440)
JNL/T. Rowe Price Value Fund	(2,974)	2,974	—
JNL/Westchester Capital Event Driven Fund	506	(506)	—
JNL/WMC Balanced Fund	(284)	284	—
JNL/WMC Value Fund	(937)	937	—

At December 31, 2017, the following Funds treated as RICs had capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates.

	Expiring Capital Loss Carryforwards		Capital Loss Carryforwards with No Expiration
	Year(s) of Expiration	Amount ($)	Short Term ($)	Long Term ($)	Total ($)
JNL/AB Dynamic Asset Allocation Fund	—	—	306	109	415
JNL/AQR Managed Futures Strategy Fund	—	—	27,443	17,201	44,644
JNL/BlackRock Global Natural Resources Fund	—	—	6,628	126,541	133,169
JNL/Brookfield Global Infrastructure and MLP Fund	—	—	34,907	32,128	67,035
JNL/Causeway International Value Select Fund	2018	15,312	—	—	15,312
JNL/Franklin Templeton Global Multisector Bond Fund	—	—	27,535	21,778	49,313
JNL/Franklin Templeton Income Fund	2018	681	24,353	44,083	69,117
JNL/Goldman Sachs Core Plus Bond Fund	—	—	10,863	—	10,863
JNL/Goldman Sachs Emerging Markets Debt Fund	—	—	36,377	—	36,377
JNL/GQG Emerging Markets Equity Fund	—	—	156	—	156
JNL/Invesco China-India Fund	—	—	—	16,131	16,131
JNL/Invesco Diversified Dividend Fund	—	—	300	—	300
JNL/Invesco International Growth Fund	—	—	—	14,486	14,486
JNL/Lazard Emerging Markets Fund	—	—	7,785	133,770	141,555
JNL/Mellon Capital Emerging Markets Index Fund	—	—	10,278	5,152	15,430
JNL/Mellon Capital European 30 Fund	—	—	44,588	20,695	65,283
JNL/Mellon Capital Bond Index Fund	—	—	529	495	1,024
JNL Multi-Manager Alternative Fund	—	—	4,369	—	4,369
JNL/Neuberger Berman Strategic Income Fund	—	—	—	5,828	5,828
JNL/PIMCO Income Fund	—	—	628	—	628
JNL/PIMCO Real Return Fund	—	—	118,299	46,089	164,388
JNL/PPM America Floating Rate Income Fund	—	—	2,673	50,114	52,787
JNL/PPM America High Yield Bond Fund	—	—	—	217,749	217,749
JNL/PPM America Total Return Fund	—	—	—	5,374	5,374
JNL/S&P International 5 Fund	—	—	3,735	—	3,735
JNL/S&P Mid 3 Fund	—	—	—	2,929	2,929
JNL/T. Rowe Price Short-Term Bond Fund	2018	931	11,211	20,253	32,395
JNL/WMC Government Money Market Fund	—	—	6	—	6

As of December 31, 2017, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for Funds treated as RICS were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/AB Dynamic Asset Allocation Fund	34,026	5,028	(17)	5,011
JNL/AQR Large Cap Relaxed Constraint Equity Fund
Long Investments	739,891	110,000	(14,369)	95,631
Short Investments	182,243	9,165	(19,139)	(9,974)
JNL/AQR Managed Futures Strategy Fund	391,889	—	(44)	(44)
JNL/BlackRock Global Allocation Fund	3,693,813	462,930	(95,687)	367,243
JNL/BlackRock Global Natural Resources Fund	838,182	80,621	(14,431)	66,190
JNL/BlackRock Large Cap Select Growth Fund	2,291,519	810,150	(20,358)	789,792
JNL/Boston Partners Global Long Short Equity Fund
Long Investments	528,142	85,922	(7,714)	78,208

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
Short Investments	268,687	5,833	(31,819)	(25,986)
JNL/Brookfield Global Infrastructure and MLP Fund	980,325	61,573	(32,274)	29,299
JNL/Causeway International Value Select Fund	1,628,614	251,591	(25,621)	225,970
JNL/Crescent High Income Fund	707,710	12,153	(7,318)	4,835
JNL/DFA U.S. Core Equity Fund	865,582	380,465	(47,365)	333,100
JNL/DoubleLine Core Fixed Income Fund	3,472,811	48,364	(25,248)	23,116
JNL/DoubleLine Emerging Markets Fixed Income Fund	565,078	3,038	(2,971)	67
JNL/DoubleLine Shiller Enhanced CAPE Fund	1,383,275	5,386	(5,686)	(300)
JNL/FPA + DoubleLine Flexible Allocation Fund
Long Investments	2,098,993	308,443	(74,501)	233,942
Short Investments	119,543	88	(91,002)	(90,914)
JNL/Franklin Templeton Global Fund	941,843	203,429	(65,975)	137,454
JNL/Franklin Templeton Global Multisector Bond Fund	1,531,787	57,075	(46,047)	11,028
JNL/Franklin Templeton Income Fund	2,488,087	294,169	(88,298)	205,871
JNL/Franklin Templeton International Small Cap Growth Fund	655,536	154,205	(48,858)	105,347
JNL/Franklin Templeton Mutual Shares Fund	1,006,735	276,629	(65,896)	210,733
JNL/Goldman Sachs Core Plus Bond Fund
Long Investments	1,146,492	20,511	(13,236)	7,275
Short Investments	12,330	—	—	—
JNL/Goldman Sachs Emerging Markets Debt Fund	309,471	14,932	(18,688)	(3,756)
JNL/GQG Emerging Markets Equity Fund	404,269	28,800	(7,782)	21,018
JNL/Harris Oakmark Global Equity Fund	1,062,715	87,743	(31,819)	55,924
JNL/Invesco China-India Fund	575,081	204,122	(24,835)	179,287
JNL/Invesco Diversified Dividend Fund	545,046	24,107	(8,090)	16,017
JNL/Invesco Global Real Estate Fund	1,908,556	125,624	(66,041)	59,583
JNL/Invesco International Growth Fund	1,254,937	264,608	(20,321)	244,287
JNL/Invesco Mid Cap Value Fund	493,978	73,470	(16,564)	56,906
JNL/Invesco Small Cap Growth Fund	1,481,270	507,779	(38,924)	468,855
JNL/JPMorgan MidCap Growth Fund	1,775,253	423,801	(63,653)	360,148
JNL/JPMorgan U.S. Government & Quality Bond Fund	1,346,341	28,022	(13,839)	14,183
JNL/Lazard Emerging Markets Fund	867,009	217,345	(66,751)	150,594
JNL/Mellon Capital Emerging Markets Index Fund	1,198,138	276,119	(72,370)	203,749
JNL/Mellon Capital European 30 Fund	436,307	66,891	(16,545)	50,346
JNL/Mellon Capital Pacific Rim 30 Fund	281,549	40,416	(4,631)	35,785
JNL/Mellon Capital S&P 500 Index Fund	5,915,152	2,532,873	(190,112)	2,342,761
JNL/Mellon Capital S&P 400 MidCap Index Fund	2,586,530	789,560	(150,563)	638,997
JNL/Mellon Capital Small Cap Index Fund	1,988,432	616,934	(151,376)	465,558
JNL/Mellon Capital International Index Fund	1,800,568	423,019	(113,025)	309,994
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	15,325	993	(234)	759
JNL/Mellon Capital Bond Index Fund
Long Investments	1,284,565	20,019	(9,993)	10,026
Short Investments	2,946	7	(1)	6
JNL/Mellon Capital Utilities Sector Fund	74,106	10,075	(2,515)	7,560
JNL/MFS Mid Cap Value Fund	877,872	113,867	(29,202)	84,665
JNL Multi-Manager Alternative Fund
Long Investments	997,163	66,773	(16,376)	50,397
Short Investments	72,010	2,042	(15,036)	(12,994)
JNL Multi-Manager Mid Cap Fund	846,069	147,283	(24,389)	122,894
JNL Multi-Manager Small Cap Growth Fund	1,521,163	317,511	(34,811)	282,700
JNL Multi-Manager Small Cap Value Fund	1,129,588	188,699	(37,611)	151,088
JNL/Neuberger Berman Strategic Income Fund	862,006	18,064	(3,430)	14,634
JNL/Oppenheimer Emerging Markets Innovator Fund	430,576	120,976	(15,820)	105,156
JNL/Oppenheimer Global Growth Fund	1,838,402	825,154	(42,197)	782,957
JNL/PIMCO Income Fund	699,540	3,074	(4,830)	(1,756)
JNL/PIMCO Real Return Fund
Long Investments	3,115,647	—	(47,543)	(47,543)
Short Investments	64,147	—	(308)	(308)
JNL/PPM America Floating Rate Income Fund	1,494,378	7,682	(19,983)	(12,301)
JNL/PPM America High Yield Bond Fund	2,454,905	118,216	(73,105)	45,111
JNL/PPM America Mid Cap Value Fund	618,179	120,611	(31,009)	89,602
JNL/PPM America Small Cap Value Fund	841,653	145,341	(30,562)	114,779
JNL/PPM America Total Return Fund	1,255,365	23,561	(9,415)	14,146
JNL/PPM America Value Equity Fund	197,367	43,082	(7,884)	35,198
JNL/S&P Competitive Advantage Fund	2,803,888	426,036	(68,575)	357,461
JNL/S&P Dividend Income & Growth Fund	5,422,861	595,068	(261,743)	333,325
JNL/S&P International 5 Fund	41,154	6,676	(535)	6,141
JNL/S&P Intrinsic Value Fund	2,588,011	256,858	(148,984)	107,874
JNL/S&P Mid 3 Fund	314,582	31,180	(12,144)	19,036
JNL/S&P Total Yield Fund	2,262,261	211,381	(130,656)	80,725
JNL/Scout Unconstrained Bond Fund	773,966	1,009	(4,712)	(3,703)
JNL/T. Rowe Price Established Growth Fund	6,616,391	2,338,316	(73,243)	2,265,073
JNL/T. Rowe Price Mid-Cap Growth Fund	4,024,185	1,442,756	(119,278)	1,323,478

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/T. Rowe Price Short-Term Bond Fund	1,547,101	3,117	(6,082)	(2,965)
JNL/T. Rowe Price Value Fund	4,340,643	677,323	(61,571)	615,752
JNL/Westchester Capital Event Driven Fund	206,811	7,118	(3,672)	3,446
Short Investments	24,696	112	(2,031)	(1,919)
JNL/WMC Balanced Fund
Long Investments	6,968,643	1,134,693	(84,253)	1,050,440
Short Investments	4,691	8	—	8
JNL/WMC Government Money Market Fund	993,706	—	—	—
JNL/WMC Value Fund	1,167,076	471,707	(51,255)	420,452

As of December 31, 2017, the components of net unrealized appreciation (depreciation) (in thousands) for derivatives were as follows:

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Unrealized Appreciation (Depreciation) ($)
JNL/AB Dynamic Asset Allocation Fund
Futures/Futures Options Contracts	(11)	55	(40)	15
Forward Foreign Currency Contracts	(70)	—	—	—
Swap Agreements	5	2	—	2
Purchased Options	3	—	(3)	(3)
JNL/AQR Large Cap Relaxed Constraint Equity Fund
Futures/Futures Options Contracts	(2)	—	—	—
JNL/AQR Managed Futures Strategy Fund
Futures/Futures Options Contracts	549	10,844	(5,580)	5,264
Forward Foreign Currency Contracts	(850)	7,028	(6,746)	282
Swap Agreements	—	806	(312)	494
JNL/BlackRock Global Allocation Fund
Futures/Futures Options Contracts	(10)	—	—	—
Forward Foreign Currency Contracts	2,629	—	—	—
Swap Agreements	(540)	10,998	(372)	10,626
Purchased Options	13,341	6,776	(4,013)	2,763
Written Options	(7,941)	5,055	(788)	4,267
JNL/Boston Partners Global Long Short Equity Fund
Forward Foreign Currency Contracts	(4)	—	—	—
Swap Agreements	(51)	214	(349)	(135)
Written Options	(254)	95	(2)	93
JNL/Causeway International Value Select Fund
Forward Foreign Currency Contracts	—	—	—	—
JNL/DoubleLine Core Fixed Income Fund
Forward Foreign Currency Contracts	(250)	—	—	—
JNL/DoubleLine Shiller Enhanced CAPE Fund
Swap Agreements	(1,470)	57,352	—	57,352
JNL/Franklin Templeton Global Multisector Bond Fund
Forward Foreign Currency Contracts	(20,483)	—	—	—
Swap Agreements	375	4,268	(3,897)	371
JNL/Franklin Templeton International Small Cap Growth Fund
Forward Foreign Currency Contracts	—	—	—	—
JNL/Franklin Templeton Mutual Shares Fund
Forward Foreign Currency Contracts	(2,810)	—	—	—
JNL/Goldman Sachs Core Plus Bond Fund
Futures/Futures Options Contracts	(163)	—	—	—
Forward Foreign Currency Contracts	2,598	4,467	(5,034)	(567)
Swap Agreements	790	1,314	(4,247)	(2,933)
Purchased Options	70	—	—	—
JNL/Goldman Sachs Emerging Markets Debt Fund
Futures/Futures Options Contracts	37	—	—	—
Forward Foreign Currency Contracts	(453)	4,601	(4,828)	(227)
Swap Agreements	985	1,644	(2,925)	(1,281)
Purchased Options	18	—	—	—
JNL/Harris Oakmark Global Equity Fund
Forward Foreign Currency Contracts	429	—	—	—
JNL/Invesco Diversified Dividend Fund
Forward Foreign Currency Contracts	(479)	—	—	—
JNL/Invesco Global Real Estate Fund
Forward Foreign Currency Contracts	—	—	—	—
JNL/Invesco International Growth Fund
Forward Foreign Currency Contracts	—	—	—	—
JNL/Lazard Emerging Markets Fund
Forward Foreign Currency Contracts	—	—	—	—
JNL/Mellon Capital Emerging Markets Index Fund
Futures/Futures Options Contracts	805	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Unrealized Appreciation (Depreciation) ($)
JNL/Mellon Capital European 30 Fund
Futures/Futures Options Contracts	(7)	—	—	—
Forward Foreign Currency Contracts	5	—	—	—
JNL/Mellon Capital Pacific Rim 30 Fund
Futures/Futures Options Contracts	—	—	(5)	(5)
Forward Foreign Currency Contracts	3	—	—	—
JNL/Mellon Capital S&P 500 Index Fund
Futures/Futures Options Contracts	369	—	—	—
JNL/Mellon Capital S&P 400 MidCap Index Fund
Futures/Futures Options Contracts	41	—	—	—
JNL/Mellon Capital Small Cap Index Fund
Futures/Futures Options Contracts	24	—	—	—
JNL/Mellon Capital International Index Fund
Futures/Futures Options Contracts	(95)	464	(284)	180
Forward Foreign Currency Contracts	481	—	—	—
JNL Multi-Manager Alternative Fund
Futures/Futures Options Contracts	990	422	(402)	20
Forward Foreign Currency Contracts	(906)	1,128	(1,330)	(202)
Swap Agreements	(509)	6,557	(4,130)	2,427
Purchased Options	561	120	(217)	(97)
Written Options	(759)	297	(449)	(152)
JNL/Neuberger Berman Strategic Income Fund
Futures/Futures Options Contracts	(525)	—	—	—
Swap Agreements	4	108	(9)	99
JNL/Oppenheimer Emerging Markets Innovator Fund
Forward Foreign Currency Contracts	(4)	—	—	—
JNL/PIMCO Income Fund
Futures/Futures Options Contracts	—	—	(331)	(331)
Forward Foreign Currency Contracts	(2,154)	—	—	—
Swap Agreements	(398)	2,552	(219)	2,333
JNL/PIMCO Real Return Fund
Futures/Futures Options Contracts	(138)	584	(522)	62
Forward Foreign Currency Contracts	(6,886)	2,004	(2,266)	(262)
Swap Agreements	480	6,992	(5,094)	1,898
Purchased Options	1,371	3	(626)	(623)
Written Options	(878)	708	(10)	698
JNL/PPM America Floating Rate Income Fund
Futures/Futures Options Contracts	115	—	—	—
JNL/PPM America High Yield Bond Fund
Futures/Futures Options Contracts	528	—	—	—
JNL/PPM America Total Return Fund
Futures/Futures Options Contracts	1,562	—	—	—
JNL/S&P Competitive Advantage Fund
Futures/Futures Options Contracts	(28)	—	—	—
JNL/S&P Dividend Income & Growth Fund
Futures/Futures Options Contracts	198	—	—	—
JNL/S&P International 5 Fund
Futures/Futures Options Contracts	—	—	—	—
Forward Foreign Currency Contracts	—	—	—	—
JNL/S&P Intrinsic Value Fund
Futures/Futures Options Contracts	101	—	—	—
JNL/S&P Mid 3 Fund
Futures/Futures Options Contracts	3	—	—	—
JNL/S&P Total Yield Fund
Futures/Futures Options Contracts	80	—	—	—
JNL/Scout Unconstrained Bond Fund
Futures/Futures Options Contracts	1,156	—	—	—
JNL/T. Rowe Price Short-Term Bond Fund
Futures/Futures Options Contracts	(569)	—	—	—
Forward Foreign Currency Contracts	(14)	—	—	—
JNL/Westchester Capital Event Driven Fund
Forward Foreign Currency Contracts	(507)	5	(118)	(113)
Swap Agreements	(11)	13,086	(15,477)	(2,391)
Purchased Options	1,109	26	(724)	(698)
Written Options	(3,566)	1,213	(731)	482
JNL/WMC Balanced Fund
Futures/Futures Options Contracts	697	—	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

As of December 31, 2017, for Funds treated as RICs, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/AB Dynamic Asset Allocation Fund	328	—	4,851	(415)
JNL/AQR Large Cap Relaxed Constraint Equity Fund	2,867	14,280	85,648	—
JNL/AQR Managed Futures Strategy Fund	—	—	(65,118)	(44,644)
JNL/BlackRock Global Allocation Fund	76,572	18,987	358,720	—
JNL/BlackRock Global Natural Resources Fund	14,834	—	66,128	(133,169)
JNL/BlackRock Large Cap Select Growth Fund	73,250	201,184	789,689	—
JNL/Boston Partners Global Long Short Equity Fund	—	15,518	52,131	—
JNL/Brookfield Global Infrastructure and MLP Fund	28,557	—	29,284	(67,035)
JNL/Causeway International Value Select Fund	30,782	—	226,002	(15,312)
JNL/Crescent High Income Fund	36,789	1,635	4,828	—
JNL/DFA U.S. Core Equity Fund	12,031	17,540	333,079	—
JNL/DoubleLine Core Fixed Income Fund	37,314	50,360	22,293	—
JNL/DoubleLine Emerging Markets Fixed Income Fund	18,954	882	65	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	202,377	901	57,040	—
JNL/FPA + DoubleLine Flexible Allocation Fund	30,925	55,637	142,959	—
JNL/Franklin Templeton Global Fund	21,247	42,861	137,391	—
JNL/Franklin Templeton Global Multisector Bond Fund	—	—	4,087	(49,313)
JNL/Franklin Templeton Income Fund	106,392	—	205,823	(69,117)
JNL/Franklin Templeton International Small Cap Growth Fund	19,182	25,223	105,270	—
JNL/Franklin Templeton Mutual Shares Fund	14,390	37,041	210,727	—
JNL/Goldman Sachs Core Plus Bond Fund	25,708	—	2,557	(10,863)
JNL/Goldman Sachs Emerging Markets Debt Fund	1,353	—	(12,446)	(36,373)
JNL/GQG Emerging Markets Equity Fund	—	—	21,018	(156)
JNL/Harris Oakmark Global Equity Fund	15,836	11,122	56,270	—
JNL/Invesco China-India Fund	2,445	—	177,575	(16,132)
JNL/Invesco Diversified Dividend Fund	2,487	—	16,020	(300)
JNL/Invesco Global Real Estate Fund	62,449	5,662	59,532	—
JNL/Invesco International Growth Fund	24,397	—	244,286	(14,486)
JNL/Invesco Mid Cap Value Fund	2,438	46,310	56,887	—
JNL/Invesco Small Cap Growth Fund	1,303	91,760	468,823	—
JNL/JPMorgan MidCap Growth Fund	43,002	148,976	360,102	—
JNL/JPMorgan U.S. Government & Quality Bond Fund	32,958	2,563	14,119	—
JNL/Lazard Emerging Markets Fund	15,109	—	150,443	(141,555)
JNL/Mellon Capital Emerging Markets Index Fund	21,385	—	201,516	(15,430)
JNL/Mellon Capital European 30 Fund	13,572	—	50,392	(65,283)
JNL/Mellon Capital Pacific Rim 30 Fund	12,882	5,362	35,775	—
JNL/Mellon Capital S&P 500 Index Fund	116,379	382,495	2,342,586	—
JNL/Mellon Capital S&P 400 MidCap Index Fund	39,928	149,388	638,921	—
JNL/Mellon Capital Small Cap Index Fund	45,890	224,920	465,476	—
JNL/Mellon Capital International Index Fund	60,098	120,204	310,275	—
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	90	1	757	—
JNL/Mellon Capital Bond Index Fund	23,874	—	9,965	(1,024)
JNL/Mellon Capital Utilities Sector Fund	2,100	1,048	7,558	—
JNL/MFS Mid Cap Value Fund	37,839	41,635	84,625	—
JNL Multi-Manager Alternative Fund	989	—	37,289	(4,369)
JNL Multi-Manager Mid Cap Fund	37,473	16,017	122,885	—
JNL Multi-Manager Small Cap Growth Fund	11,040	127,643	282,646	—
JNL Multi-Manager Small Cap Value Fund	43,447	107,654	151,052	—
JNL/Neuberger Berman Strategic Income Fund	14,585	—	14,699	(5,828)
JNL/Oppenheimer Emerging Markets Innovator Fund	1,735	16,694	102,889	—
JNL/Oppenheimer Global Growth Fund	18,391	56,383	782,467	—
JNL/PIMCO Income Fund	4,023	—	210	(628)
JNL/PIMCO Real Return Fund	15,054	—	(48,762)	(164,387)
JNL/PPM America Floating Rate Income Fund	52,834	—	(12,339)	(52,787)
JNL/PPM America High Yield Bond Fund	125,700	—	43,306	(217,749)
JNL/PPM America Mid Cap Value Fund	11,851	53,231	89,586	—
JNL/PPM America Small Cap Value Fund	22,768	75,213	114,764	—
JNL/PPM America Total Return Fund	31,275	—	14,079	(5,374)
JNL/PPM America Value Equity Fund	3,483	—	35,188	—
JNL/S&P Competitive Advantage Fund	124,301	28,466	357,391	—
JNL/S&P Dividend Income & Growth Fund	267,280	316,725	333,194	—
JNL/S&P International 5 Fund	2,513	—	6,150	(3,734)
JNL/S&P Intrinsic Value Fund	103,916	18,981	107,806	—
JNL/S&P Mid 3 Fund	4,088	—	19,033	(2,929)
JNL/S&P Total Yield Fund	124,519	25,330	80,670	—
JNL/Scout Unconstrained Bond Fund	15,714	2,922	(3,721)	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/T. Rowe Price Established Growth Fund	21,831	1,079,239	2,264,883	—
JNL/T. Rowe Price Mid-Cap Growth Fund	25,295	380,288	1,323,347	—
JNL/T. Rowe Price Short-Term Bond Fund	23,911	—	(3,047)	(32,395)
JNL/T. Rowe Price Value Fund	181,515	377,398	615,635	—
JNL/Westchester Capital Event Driven Fund	10,638	2,649	(1,962)	—
JNL/WMC Balanced Fund	160,334	286,463	1,050,261	—
JNL/WMC Government Money Market Fund	11	—	(68)	(6)
JNL/WMC Value Fund	34,989	173,099	420,386	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds' fiscal year ended December 31, 2017 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)
JNL/AB Dynamic Asset Allocation Fund	807	—
JNL/AQR Large Cap Relaxed Constraint Equity Fund	2,813	—
JNL/BlackRock Global Allocation Fund	61,068	—
JNL/BlackRock Global Natural Resources Fund	7,818	—
JNL/BlackRock Large Cap Select Growth Fund	—	48,909
JNL/Brookfield Global Infrastructure and MLP Fund	18,720	—
JNL/Causeway International Value Select Fund	17,419	—
JNL/Crescent High Income Fund	17,285	—
JNL/DFA U.S. Core Equity Fund	10,172	19,943
JNL/DoubleLine Core Fixed Income Fund	11,871	—
JNL/DoubleLine Emerging Markets Fixed Income Fund	6,708	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	54,728	123
JNL/FPA + DoubleLine Flexible Allocation Fund	20,841	19,890
JNL/Franklin Templeton Global Fund	16,687	—
JNL/Franklin Templeton Income Fund	94,809	—
JNL/Franklin Templeton International Small Cap Growth Fund	8,682	—
JNL/Franklin Templeton Mutual Shares Fund	37,389	19,026
JNL/Goldman Sachs Core Plus Bond Fund	22,662	—
JNL/Harris Oakmark Global Equity Fund	1,294	—
JNL/Invesco China-India Fund	1,799	—
JNL/Invesco Global Real Estate Fund	69,076	33,767
JNL/Invesco International Growth Fund	20,100	5,538
JNL/Invesco Mid Cap Value Fund	7,724	—
JNL/Invesco Small Cap Growth Fund	—	46,171
JNL/JPMorgan MidCap Growth Fund	—	31,335
JNL/JPMorgan U.S. Government & Quality Bond Fund	36,046	—
JNL/Lazard Emerging Markets Fund	12,651	—
JNL/Mellon Capital Emerging Markets Index Fund	13,817	—
JNL/Mellon Capital European 30 Fund	13,071	—
JNL/Mellon Capital Pacific Rim 30 Fund	9,141	—
JNL/Mellon Capital S&P 500 Index Fund	105,348	105,857
JNL/Mellon Capital S&P 400 MidCap Index Fund	32,449	193,438
JNL/Mellon Capital Small Cap Index Fund	50,698	63,161
JNL/Mellon Capital International Index Fund	55,827	—
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	325	1
JNL/Mellon Capital Bond Index Fund	22,837	—
JNL/Mellon Capital Utilities Sector Fund	1,972	2,022
JNL/MFS Mid Cap Value Fund	10,542	—
JNL Multi-Manager Alternative Fund	5,244	—
JNL Multi-Manager Mid Cap Fund	3,002	26
JNL Multi-Manager Small Cap Value Fund	25,419	33,020
JNL/Neuberger Berman Strategic Income Fund	19,887	—
JNL/Oppenheimer Emerging Markets Innovator Fund	332	—
JNL/Oppenheimer Global Growth Fund	17,684	—
JNL/PPM America Floating Rate Income Fund	49,227	—
JNL/PPM America High Yield Bond Fund	136,646	—
JNL/PPM America Mid Cap Value Fund	7,494	19,811
JNL/PPM America Small Cap Value Fund	2,790	5,561
JNL/PPM America Total Return Fund	28,025	—
JNL/PPM America Value Equity Fund	2,965	—
JNL/S&P Competitive Advantage Fund	37,898	21,298
JNL/S&P Dividend Income & Growth Fund	187,734	272,625
JNL/S&P International 5 Fund	4,080	—
JNL/S&P Intrinsic Value Fund	66,314	—
JNL/S&P Mid 3 Fund	5,577	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Net Ordinary Income*($)	Long-term Capital Gain**($)
JNL/S&P Total Yield Fund	47,776	56,772
JNL/Scout Unconstrained Bond Fund	15,177	—
JNL/T. Rowe Price Established Growth Fund	4,506	426,428
JNL/T. Rowe Price Mid-Cap Growth Fund	9,153	232,773
JNL/T. Rowe Price Short-Term Bond Fund	22,947	—
JNL/T. Rowe Price Value Fund	79,959	196,979
JNL/Westchester Capital Event Driven Fund	6,920	—
JNL/WMC Balanced Fund	108,169	152,793
JNL/WMC Government Money Market Fund	1,620	—
JNL/WMC Value Fund	31,202	96,202

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2017.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2016 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
JNL/AQR Large Cap Relaxed Constraint Equity Fund	16,069	21,345	—
JNL/AQR Managed Futures Strategy Fund	30,345	—	—
JNL/BlackRock Global Allocation Fund	27,083	87,357	—
JNL/BlackRock Large Cap Select Growth Fund	—	55,422	—
JNL/BlackRock Global Natural Resources Fund	6,609	—	—
JNL/Boston Partners Global Long Short Equity Fund	25,288	—	—
JNL/Brookfield Global Infrastructure and MLP Fund	21,119	—	—
JNL/Causeway International Value Select Fund	9,033	—	—
JNL/DFA U.S. Core Equity Fund	8,799	20,417	—
JNL/DoubleLine Core Fixed Income Fund	16,654	2,276	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	12,082	—	—
JNL/FPA + DoubleLine Flexible Allocation Fund	22,033	36,601	—
JNL/Franklin Templeton Global Fund	19,052	55,218	—
JNL/Franklin Templeton Global Multisector Bond Fund	9,989	—	—
JNL/Franklin Templeton Income Fund	107,823	—	—
JNL/Franklin Templeton International Small Cap Growth Fund	7,683	10,743	—
JNL/Franklin Templeton Mutual Shares Fund	29,283	71,112	—
JNL/Goldman Sachs Core Plus Bond Fund	29,297	—	—
JNL/Harris Oakmark Global Equity Fund	585	—	—
JNL/Invesco China-India Fund	4,135	12,405	—
JNL/Invesco Global Real Estate Fund	37,181	54,563	—
JNL/Invesco International Growth Fund	21,352	26,222	—
JNL/Invesco Mid Cap Value Fund	2,406	15,954	—
JNL/Invesco Small Cap Growth Fund	—	37,536	—
JNL/JPMorgan MidCap Growth Fund	—	130,529	—
JNL/JPMorgan U.S. Government & Quality Bond Fund	29,991	—	—
JNL/Lazard Emerging Markets Fund	19,064	—	—
JNL/Mellon Capital Emerging Markets Index Fund	15,902	—	—
JNL/Mellon Capital European 30 Fund	11,811	—	—
JNL/Mellon Capital Pacific Rim 30 Fund	9,134	3,656	—
JNL/Mellon Capital S&P 500 Index Fund	7,136	8,437	—
JNL/Mellon Capital S&P 400 MidCap Index Fund	3,691	10,957	—
JNL/Mellon Capital Small Cap Index Fund	9,207	1,772	—
JNL/Mellon Capital International Index Fund	5,594	—	—
JNL/Mellon Capital Bond Index Fund	9,302	—	—
JNL/Mellon Capital Utilities Sector Fund	1,685	820	—
JNL Multi-Manager Alternative Fund	5,683	1,748	—
JNL Multi-Manager Small Cap Growth Fund	—	169,879	—
JNL Multi-Manager Small Cap Value Fund	6,945	84,799	—
JNL/Neuberger Berman Strategic Income Fund	22,486	—	—
JNL/Oppenheimer Global Growth Fund	13,999	51,446	—
JNL/PIMCO Real Return Fund	18,099	—	76,711
JNL/PPM America Floating Rate Income Fund	55,800	—	—
JNL/PPM America High Yield Bond Fund	3,833	—	—
JNL/PPM America Mid Cap Value Fund	5,434	35,532	—
JNL/PPM America Small Cap Value Fund	2,801	2,213	—
JNL/PPM America Total Return Fund	33,782	—	—
JNL/PPM America Value Equity Fund	3,233	—	—
JNL/S&P Competitive Advantage Fund	223,548	90,259	—
JNL/S&P Dividend Income & Growth Fund	137,318	180,858	—
JNL/S&P International 5 Fund	4,294	—	—
JNL/S&P Intrinsic Value Fund	68,214	—	—
JNL/S&P Mid 3 Fund	3,826	—	—
JNL/S&P Total Yield Fund	41,600	—	—

JNL Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
JNL/Scout Unconstrained Bond Fund	9,145	—	—
JNL/T. Rowe Price Established Growth Fund	—	33,939	—
JNL/T. Rowe Price Mid-Cap Growth Fund	—	23,783	—
JNL/T. Rowe Price Short-Term Bond Fund	20,373	—	—
JNL/T. Rowe Price Value Fund	75,599	293,846	—
JNL/Westchester Capital Event Driven Fund	1,485	2	—
JNL/WMC Balanced Fund	87,922	153,718	—
JNL/WMC Government Money Market Fund	33	—	—
JNL/WMC Value Fund	17,296	10,612	—
* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2014, 2015, 2016 and 2017, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2017.

NOTE 12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

Advisory Fees. Effective January 1, 2018, the Advisory Fees changed to the following ranges based on net assets indicated for the following Funds.

	Advisory Fee (m-millions)
	$0 to $100m (%)	$100m to $500m (%)	Over $500m (%)
JNL/DoubleLine Shiller Enhanced CAPE Fund	0.625	0.625	0.60 – 0.53
JNL/FPA + DoubleLine Flexible Allocation Fund	0.675	0.675	0.675 – 0.58
JNL/Franklin Templeton Global Multisector Bond Fund	0.60	0.60	0.60 – 0.455
JNL/Franklin Templeton International Small Cap Growth Fund	0.80	0.80	0.75 – 0.68

On November 29 and 30, 2017, the Board approved changing the Advisory Fees to the following ranges based on net assets indicated for the following Funds. The changes will be effective April 30, 2018.

	Advisory Fee (m-millions)
	$0 to $100m (%)	$100m to $500m (%)	Over $500m (%)
JNL/Goldman Sachs Core Plus Bond Fund	0.45	0.45	0.40 – 0.33
JNL/Invesco Global Real Estate Fund	0.60	0.60	0.60 – 0.55
JNL/Invesco Small Cap Growth Fund	0.675	0.675	0.675 – 0.61
JNL/Oppenheimer Emerging Markets Innovator Fund	1.00	1.00	0.95 – 0.88
JNL/S&P International 5 Fund	0.32	0.32	0.32 – 0.26
JNL/S&P Mid 3 Fund	0.32	0.32	0.32 – 0.26

Board of Trustees. Effective January 1, 2018, two new Independent Trustees joined the Board and one retired. Effective January 1, 2018, the Board consists of 11 Trustees, which includes 10 Independent Trustees and one Interested Trustee.

No other events were noted that required adjustments to the financial statements or disclosure in the notes to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
JNL Series Trust:

Opinion on the Financial Statements

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities, including the schedules of investments or summary schedules of investments, where applicable, of each series within JNL Series Trust Sub-Advised Funds including JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Large Cap Relaxed Constraint Equity Fund, JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Global Allocation Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/BlackRock Global Natural Resources Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/Brookfield Global Infrastructure and MLP Fund, JNL/Causeway International Value Select Fund, JNL/ClearBridge Large Cap Growth Fund (commenced operations September 25, 2017), JNL/Crescent High Income Fund (commenced operations April 25, 2016), JNL/DFA U.S. Core Equity Fund, JNL/DoubleLine Core Fixed Income Fund, JNL/DoubleLine Emerging Markets Fixed Income Fund (commenced operations April 25, 2016), JNL/DoubleLine Shiller Enhanced CAPE Fund, JNL/FPA + DoubleLine Flexible Allocation Fund, JNL/Franklin Templeton Global Fund, JNL/Franklin Templeton Global Multisector Bond Fund, JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton International Small Cap Growth Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/GQG Emerging Markets Equity Fund (commenced operations September 25, 2017), JNL/Harris Oakmark Global Equity Fund, JNL/Invesco China-India Fund, JNL/Invesco Diversified Dividend Fund (commenced operations September 25, 2017), JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, JNL/Invesco Mid Cap Value Fund, JNL/Invesco Small Cap Growth Fund, JNL/JPMorgan MidCap Growth Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/Lazard Emerging Markets Fund, JNL/Mellon Capital Consumer Staples Sector Fund (commenced operations September 25, 2017), JNL/Mellon Capital Emerging Markets Index Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Industrials Sector Fund (commenced operations September 25, 2017), JNL/Mellon Capital Materials Sector Fund (commenced operations September 25, 2017), JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital Real Estate Sector Fund (commenced operations September 25, 2017), JNL/Mellon Capital S&P 500 Index Fund, JNL S&P 500 Index Fund (commenced operations September 25, 2017), JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund (commenced operations September 25, 2017), JNL/Mellon Capital S&P 1500 Value Index Fund (commenced operations September 25, 2017), JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund (commenced operations April 24, 2017), JNL/Mellon Capital Bond Index Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/MFS Mid Cap Value Fund, JNL Multi-Manager Alternative Fund, JNL Multi-Manager Mid Cap Fund (commenced operations September 19, 2016), JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL/Neuberger Berman Strategic Income Fund, JNL/Oppenheimer Emerging Markets Innovator Fund, JNL/Oppenheimer Global Growth Fund, JNL/PIMCO Income Fund (commenced operations September 25, 2017), JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Total Return Fund, JNL/PPM America Value Equity Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P International 5 Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund, JNL/S&P Total Yield Fund, JNL/Scout Unconstrained Bond Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price Value Fund, JNL/Vanguard Growth Allocation Fund (commenced operations September 25, 2017), JNL/Vanguard Moderate Allocation Fund (commenced operations September 25, 2017), JNL/Vanguard Moderate Growth Allocation Fund (commenced operations September 25, 2017), JNL/Westchester Capital Event Driven Fund, JNL/WMC Balanced Fund, JNL/WMC Government Money Market Fund and JNL/WMC Value Fund (the “Funds”) as of December 31, 2017, the related statements of operations, for the year (or period since commencement of operations) then ended and the statements of cash flows with respect to JNL/AQR Large Cap Relaxed Constraint Equity Fund and JNL/PIMCO Real Return Fund, for the year then ended, the statements of changes in net assets for each of the years (or periods since commencement of operations) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year or period then ended, JNL/AQR Large Cap Relaxed Constraint Equity Fund’s and JNL/PIMCO Real Return Fund’s cash flows for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of certain JNL investment companies since 2001.

Chicago, Illinois

February 23, 2018

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2017

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)††
JNL/AB Dynamic Asset Allocation Fund
Class A	1.11	1,000.00	1,071.30	5.80	1,000.00	1,019.61	5.65
Class I*	0.73	1,000.00	1,040.20	2.00	1,000.00	1,021.53	3.72
JNL/AQR Large Cap Relaxed Constraint Equity Fund
Class A	1.81	1,000.00	1,124.20	9.69	1,000.00	1,016.08	9.20
Class I	1.35	1,000.00	1,124.90	7.23	1,000.00	1,018.40	6.87
JNL/AQR Managed Futures Strategy Fund
Class A	1.30	1,000.00	1,047.60	6.71	1,000.00	1,018.65	6.61
Class I	1.02	1,000.00	1,048.60	5.27	1,000.00	1,020.06	5.19
JNL/BlackRock Global Allocation Fund
Class A	1.09	1,000.00	1,057.60	5.65	1,000.00	1,019.71	5.55
Class I	0.83	1,000.00	1,058.20	4.31	1,000.00	1,021.02	4.23
JNL/BlackRock Global Natural Resources Fund
Class A	1.00	1,000.00	1,136.80	5.39	1,000.00	1,020.16	5.09
Class I	0.72	1,000.00	1,139.20	3.88	1,000.00	1,021.58	3.67
JNL/BlackRock Large Cap Select Growth Fund
Class A	0.88	1,000.00	1,136.30	4.74	1,000.00	1,020.77	4.48
Class I	0.59	1,000.00	1,137.60	3.18	1,000.00	1,022.23	3.01
JNL/Boston Partners Global Long Short Equity Fund
Class A	2.28	1,000.00	1,053.30	11.80	1,000.00	1,013.71	11.57
Class I*	1.97	1,000.00	1,036.40	5.39	1,000.00	1,015.27	10.01
JNL/Brookfield Global Infrastructure and MLP Fund
Class A	1.16	1,000.00	1,012.80	5.89	1,000.00	1,019.36	5.90
Class I	0.85	1,000.00	1,013.60	4.31	1,000.00	1,020.92	4.33
JNL/Causeway International Value Select Fund
Class A	0.97	1,000.00	1,123.30	5.19	1,000.00	1,020.32	4.94
Class I	0.69	1,000.00	1,124.90	3.70	1,000.00	1,021.73	3.52
JNL/ClearBridge Large Cap Growth Fund
Class A*	0.96	1,000.00	1,084.00	2.69	1,000.00	1,020.37	4.89
Class I*	0.66	1,000.00	1,085.00	1.85	1,000.00	1,021.88	3.36
JNL/Crescent High Income Fund
Class A	1.01	1,000.00	1,015.60	5.13	1,000.00	1,020.11	5.14
Class I*	0.71	1,000.00	1,004.60	1.91	1,000.00	1,021.63	3.62
JNL/DFA U.S. Core Equity Fund
Class A	0.81	1,000.00	1,117.50	4.32	1,000.00	1,021.12	4.13
Class I	0.47	1,000.00	1,119.50	2.51	1,000.00	1,022.84	2.40
JNL/DoubleLine Core Fixed Income Fund
Class A	0.78	1,000.00	1,016.00	3.96	1,000.00	1,021.27	3.97
Class I	0.53	1,000.00	1,017.10	2.69	1,000.00	1,022.53	2.70
JNL/DoubleLine Emerging Markets Fixed Income Fund
Class A	1.08	1,000.00	1,018.60	5.50	1,000.00	1,019.76	5.50
Class I*	0.82	1,000.00	1,000.00	2.20	1,000.00	1,021.07	4.18

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2017

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)††
JNL/DoubleLine Shiller Enhanced CAPE Fund
Class A	1.07	1,000.00	1,085.90	5.63	1,000.00	1,019.81	5.45
Class I*	0.79	1,000.00	1,062.50	2.19	1,000.00	1,021.22	4.02
JNL/FPA + DoubleLine Flexible Allocation Fund
Class A	1.27	1,000.00	1,054.50	6.58	1,000.00	1,018.80	6.46
Class I	1.04	1,000.00	1,057.10	5.39	1,000.00	1,019.96	5.30
JNL/Franklin Templeton Global Fund
Class A	1.01	1,000.00	1,063.50	5.25	1,000.00	1,020.11	5.14
Class I	0.73	1,000.00	1,065.20	3.80	1,000.00	1,021.53	3.72
JNL/Franklin Templeton Global Multisector Bond Fund
Class A	1.03	1,000.00	997.20	5.19	1,000.00	1,020.01	5.24
Class I	0.75	1,000.00	999.10	3.78	1,000.00	1,021.42	3.82
JNL/Franklin Templeton Income Fund
Class A	0.93	1,000.00	1,051.90	4.81	1,000.00	1,020.52	4.74
Class I	0.64	1,000.00	1,053.50	3.31	1,000.00	1,021.98	3.26
JNL/Franklin Templeton International Small Cap Growth Fund
Class A	1.27	1,000.00	1,103.60	6.73	1,000.00	1,018.80	6.46
Class I	1.00	1,000.00	1,105.10	5.31	1,000.00	1,020.16	5.09
JNL/Franklin Templeton Mutual Shares Fund
Class A	1.00	1,000.00	1,027.50	5.11	1,000.00	1,020.16	5.09
Class I	0.71	1,000.00	1,029.10	3.63	1,000.00	1,021.63	3.62
JNL/Goldman Sachs Core Plus Bond Fund
Class A	0.86	1,000.00	1,005.00	4.35	1,000.00	1,020.87	4.38
Class I	0.58	1,000.00	1,006.20	2.93	1,000.00	1,022.28	2.96
JNL/Goldman Sachs Emerging Markets Debt Fund
Class A	1.07	1,000.00	1,045.40	5.52	1,000.00	1,019.81	5.45
Class I	0.79	1,000.00	1,046.60	4.08	1,000.00	1,021.22	4.02
JNL/GQG Emerging Markets Equity Fund
Class A*	1.36	1,000.00	1,051.00	3.74	1,000.00	1,018.35	6.92
Class I*	1.06	1,000.00	1,052.00	2.92	1,000.00	1,019.86	5.40
JNL/Harris Oakmark Global Equity Fund
Class A	1.19	1,000.00	1,098.40	6.29	1,000.00	1,019.21	6.06
Class I*	0.86	1,000.00	1,021.90	2.33	1,000.00	1,020.87	4.38
JNL/Invesco China-India Fund
Class A	1.21	1,000.00	1,186.60	6.67	1,000.00	1,019.11	6.16
Class I	0.95	1,000.00	1,188.50	5.24	1,000.00	1,020.42	4.84
JNL/Invesco Diversified Dividend Fund
Class A*	0.99	1,000.00	1,033.00	2.70	1,000.00	1,020.21	5.04
Class I*	0.69	1,000.00	1,034.00	1.88	1,000.00	1,021.73	3.52
JNL/Invesco Global Real Estate Fund
Class A	1.05	1,000.00	1,052.20	5.43	1,000.00	1,019.91	5.35
Class I	0.77	1,000.00	1,054.40	3.99	1,000.00	1,021.32	3.92
JNL/Invesco International Growth Fund
Class A	0.98	1,000.00	1,078.30	5.13	1,000.00	1,020.27	4.99
Class I	0.69	1,000.00	1,079.70	3.62	1,000.00	1,021.73	3.52
JNL/Invesco Mid Cap Value Fund
Class A	0.98	1,000.00	1,077.80	5.13	1,000.00	1,020.27	4.99
Class I	0.70	1,000.00	1,078.20	3.67	1,000.00	1,021.68	3.57
JNL/Invesco Small Cap Growth Fund
Class A	1.10	1,000.00	1,131.40	5.91	1,000.00	1,019.66	5.60
Class I	0.81	1,000.00	1,132.20	4.35	1,000.00	1,021.12	4.13
JNL/JPMorgan MidCap Growth Fund
Class A	0.92	1,000.00	1,119.90	4.92	1,000.00	1,020.57	4.69
Class I	0.63	1,000.00	1,121.40	3.37	1,000.00	1,022.03	3.21
JNL/JPMorgan U.S. Government & Quality Bond Fund
Class A	0.69	1,000.00	1,006.60	3.49	1,000.00	1,021.73	3.52
Class I	0.40	1,000.00	1,007.90	2.02	1,000.00	1,023.19	2.04
JNL/Lazard Emerging Markets Fund
Class A	1.21	1,000.00	1,137.20	6.52	1,000.00	1,019.11	6.16
Class I	0.94	1,000.00	1,138.40	5.07	1,000.00	1,020.47	4.79

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2017

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)††
JNL/Mellon Capital Consumer Staples Sector Fund
Class A*	0.71	1,000.00	1,061.00	1.96	1,000.00	1,021.63	3.62
Class I*	0.36	1,000.00	1,062.00	1.00	1,000.00	1,023.39	1.84
JNL/Mellon Capital Emerging Markets Index Fund
Class A	0.73	1,000.00	1,149.20	3.95	1,000.00	1,021.53	3.72
Class I	0.43	1,000.00	1,150.50	2.33	1,000.00	1,023.04	2.19
JNL/Mellon Capital European 30 Fund
Class A	0.65	1,000.00	1,073.40	3.40	1,000.00	1,021.93	3.31
Class I	0.39	1,000.00	1,075.30	2.04	1,000.00	1,023.24	1.99
JNL/Mellon Capital Industrials Sector Fund
Class A*	0.70	1,000.00	1,067.00	1.94	1,000.00	1,021.68	3.57
Class I*	0.38	1,000.00	1,067.00	1.05	1,000.00	1,023.29	1.94
JNL/Mellon Capital Materials Sector Fund
Class A*	0.70	1,000.00	1,068.00	1.94	1,000.00	1,021.68	3.57
Class I*	0.70	1,000.00	1,068.00	1.94	1,000.00	1,021.68	3.57
JNL/Mellon Capital Pacific Rim 30 Fund
Class A	0.66	1,000.00	1,074.30	3.45	1,000.00	1,021.88	3.36
Class I	0.40	1,000.00	1,075.80	2.09	1,000.00	1,023.19	2.04
JNL/Mellon Capital Real Estate Sector Fund
Class A*	0.68	1,000.00	1,023.00	1.85	1,000.00	1,021.78	3.47
Class I*	0.33	1,000.00	1,024.00	0.90	1,000.00	1,023.54	1.68
JNL/Mellon Capital S&P 500 Index Fund
Class A	0.54	1,000.00	1,111.00	2.87	1,000.00	1,022.48	2.75
Class I	0.24	1,000.00	1,112.60	1.28	1,000.00	1,024.00	1.22
JNL S&P 500 Index Fund
Class I*	0.20	1,000.00	1,074.00	0.56	1,000.00	1,024.20	1.02
JNL/Mellon Capital S&P 400 MidCap Index Fund
Class A	0.57	1,000.00	1,094.20	3.01	1,000.00	1,022.33	2.91
Class I	0.27	1,000.00	1,095.70	1.43	1,000.00	1,023.84	1.38
JNL/Mellon Capital S&P 1500 Growth Index Fund
Class A*	0.68	1,000.00	1,074.00	1.89	1,000.00	1,021.78	3.47
Class I*	0.35	1,000.00	1,074.00	0.97	1,000.00	1,023.44	1.79
JNL/Mellon Capital S&P 1500 Value Index Fund
Class A*	0.68	1,000.00	1,070.00	1.89	1,000.00	1,021.78	3.47
Class I*	0.38	1,000.00	1,069.00	1.06	1,000.00	1,023.29	1.94
JNL/Mellon Capital Small Cap Index Fund
Class A	0.57	1,000.00	1,099.10	3.02	1,000.00	1,022.33	2.91
Class I	0.27	1,000.00	1,100.80	1.43	1,000.00	1,023.84	1.38
JNL/Mellon Capital International Index Fund
Class A	0.63	1,000.00	1,091.90	3.32	1,000.00	1,022.03	3.21
Class I	0.34	1,000.00	1,094.10	1.79	1,000.00	1,023.49	1.73
JNL/Mellon Capital MSCI KLD 400 Social Index Fund
Class A	0.76	1,000.00	1,105.60	4.03	1,000.00	1,021.37	3.87
Class I*	0.71	1,000.00	1,066.00	1.97	1,000.00	1,021.63	3.62
JNL/Mellon Capital Bond Index Fund
Class A	0.57	1,000.00	1,009.40	2.89	1,000.00	1,022.33	2.91
Class I	0.28	1,000.00	1,011.00	1.42	1,000.00	1,023.79	1.43
JNL/Mellon Capital Utilities Sector Fund
Class A	0.70	1,000.00	1,032.90	3.59	1,000.00	1,021.68	3.57
Class I*	0.35	1,000.00	1,001.50	0.94	1,000.00	1,023.44	1.79
JNL/MFS Mid Cap Value Fund
Class A	0.96	1,000.00	1,071.10	5.01	1,000.00	1,020.37	4.89
Class I	0.68	1,000.00	1,072.40	3.55	1,000.00	1,021.78	3.47
JNL Multi-Manager Alternative Fund
Class A	1.88	1,000.00	1,034.90	9.64	1,000.00	1,015.73	9.55
Class I*	1.64	1,000.00	1,010.90	4.43	1,000.00	1,016.94	8.34
JNL Multi-Manager Mid Cap Fund
Class A	1.07	1,000.00	1,079.50	5.61	1,000.00	1,019.81	5.45
Class I*	0.82	1,000.00	1,063.70	2.27	1,000.00	1,021.07	4.18

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2017

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)††
JNL Multi-Manager Small Cap Growth Fund
Class A	0.97	1,000.00	1,118.40	5.18	1,000.00	1,020.32	4.94
Class I	0.70	1,000.00	1,120.00	3.74	1,000.00	1,021.68	3.57
JNL Multi-Manager Small Cap Value Fund
Class A	1.07	1,000.00	1,081.70	5.61	1,000.00	1,019.81	5.45
Class I	0.81	1,000.00	1,082.20	4.25	1,000.00	1,021.12	4.13
JNL/Neuberger Berman Strategic Income Fund
Class A	0.95	1,000.00	1,020.90	4.84	1,000.00	1,020.42	4.84
Class I	0.66	1,000.00	1,022.70	3.36	1,000.00	1,021.88	3.36
JNL/Oppenheimer Emerging Markets Innovator Fund
Class A	1.43	1,000.00	1,170.40	7.82	1,000.00	1,018.00	7.27
Class I*	1.19	1,000.00	1,064.10	3.30	1,000.00	1,019.21	6.06
JNL/Oppenheimer Global Growth Fund
Class A	0.96	1,000.00	1,137.20	5.17	1,000.00	1,020.37	4.89
Class I	0.68	1,000.00	1,138.90	3.67	1,000.00	1,021.78	3.47
JNL/PIMCO Income Fund
Class A*	0.98	1,000.00	1,007.00	2.64	1,000.00	1,020.27	4.99
Class I*	0.68	1,000.00	1,008.00	1.83	1,000.00	1,021.78	3.47
JNL/PIMCO Real Return Fund
Class A	1.28	1,000.00	1,019.50	6.52	1,000.00	1,018.75	6.51
Class I	0.90	1,000.00	1,020.30	4.58	1,000.00	1,020.67	4.58
JNL/PPM America Floating Rate Income Fund
Class A	0.95	1,000.00	1,015.80	4.83	1,000.00	1,020.42	4.84
Class I*	0.63	1,000.00	1,009.60	1.70	1,000.00	1,022.03	3.21
JNL/PPM America High Yield Bond Fund
Class A	0.74	1,000.00	1,031.20	3.79	1,000.00	1,021.48	3.77
Class I	0.45	1,000.00	1,033.20	2.31	1,000.00	1,022.94	2.29
JNL/PPM America Mid Cap Value Fund
Class A	0.97	1,000.00	1,104.80	5.15	1,000.00	1,020.32	4.94
Class I	0.68	1,000.00	1,106.30	3.61	1,000.00	1,021.78	3.47
JNL/PPM America Small Cap Value Fund
Class A	0.96	1,000.00	1,120.30	5.13	1,000.00	1,020.37	4.89
Class I	0.65	1,000.00	1,121.50	3.48	1,000.00	1,021.93	3.31
JNL/PPM America Total Return Fund
Class A	0.79	1,000.00	1,016.70	4.02	1,000.00	1,021.22	4.02
Class I*	0.51	1,000.00	1,007.60	1.37	1,000.00	1,022.63	2.60
JNL/PPM America Value Equity Fund
Class A	0.86	1,000.00	1,126.20	4.61	1,000.00	1,020.87	4.38
Class I	0.60	1,000.00	1,127.50	3.22	1,000.00	1,022.18	3.06
JNL/S&P Competitive Advantage Fund
Class A	0.66	1,000.00	1,173.80	3.62	1,000.00	1,021.88	3.36
Class I	0.38	1,000.00	1,174.90	2.08	1,000.00	1,023.29	1.94
JNL/S&P Dividend Income & Growth Fund
Class A	0.66	1,000.00	1,098.60	3.49	1,000.00	1,021.88	3.36
Class I	0.36	1,000.00	1,099.90	1.91	1,000.00	1,023.39	1.84
JNL/S&P International 5 Fund
Class A	0.83	1,000.00	1,106.40	4.41	1,000.00	1,021.02	4.23
Class I*	0.72	1,000.00	1,050.10	1.98	1,000.00	1,021.58	3.67
JNL/S&P Intrinsic Value Fund
Class A	0.66	1,000.00	1,129.40	3.54	1,000.00	1,021.88	3.36
Class I	0.38	1,000.00	1,130.70	2.04	1,000.00	1,023.29	1.94
JNL/S&P Mid 3 Fund
Class A	0.78	1,000.00	1,088.30	4.11	1,000.00	1,021.27	3.97
Class I	0.48	1,000.00	1,090.80	2.53	1,000.00	1,022.79	2.45
JNL/S&P Total Yield Fund
Class A	0.66	1,000.00	1,077.00	3.46	1,000.00	1,021.88	3.36
Class I	0.38	1,000.00	1,078.40	1.99	1,000.00	1,023.29	1.94
JNL/Scout Unconstrained Bond Fund
Class A	0.99	1,000.00	1,002.70	5.00	1,000.00	1,020.21	5.04
Class I*	0.73	1,000.00	999.00	1.96	1,000.00	1,021.53	3.72

JNL Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2017

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)††
JNL/T. Rowe Price Established Growth Fund
Class A	0.84	1,000.00	1,117.50	4.48	1,000.00	1,020.97	4.28
Class I	0.55	1,000.00	1,119.10	2.94	1,000.00	1,022.43	2.80
JNL/T. Rowe Price Mid-Cap Growth Fund
Class A	1.00	1,000.00	1,088.00	5.26	1,000.00	1,020.16	5.09
Class I	0.72	1,000.00	1,089.30	3.79	1,000.00	1,021.58	3.67
JNL/T. Rowe Price Short-Term Bond Fund
Class A	0.71	1,000.00	1,002.30	3.58	1,000.00	1,021.63	3.62
Class I	0.42	1,000.00	1,004.40	2.12	1,000.00	1,023.09	2.14
JNL/T. Rowe Price Value Fund
Class A	0.89	1,000.00	1,094.40	4.70	1,000.00	1,020.72	4.53
Class I	0.60	1,000.00	1,096.00	3.17	1,000.00	1,022.18	3.06
JNL/Vanguard Growth Allocation Fund
Class A*	0.61	1,000.00	1,049.00	1.68	1,000.00	1,022.13	3.11
Class I*	0.19	1,000.00	1,051.00	0.52	1,000.00	1,024.25	0.97
JNL/Vanguard Moderate Allocation Fund
Class A*	0.60	1,000.00	1,023.00	1.63	1,000.00	1,022.18	3.06
Class I*	0.18	1,000.00	1,024.00	0.49	1,000.00	1,024.30	0.92
JNL/Vanguard Moderate Growth Allocation Fund
Class A*	0.60	1,000.00	1,037.00	1.64	1,000.00	1,022.18	3.06
Class I*	0.18	1,000.00	1,038.00	0.49	1,000.00	1,024.30	0.92
JNL/Westchester Capital Event Driven Fund
Class A	1.63	1,000.00	1,008.90	8.25	1,000.00	1,016.99	8.29
Class I*	1.38	1,000.00	1,012.10	3.73	1,000.00	1,018.25	7.02
JNL/WMC Balanced Fund
Class A	0.73	1,000.00	1,069.80	3.81	1,000.00	1,021.53	3.72
Class I	0.46	1,000.00	1,071.50	2.40	1,000.00	1,022.89	2.35
JNL/WMC Government Money Market Fund
Class A	0.87	1,000.00	1,001.30	4.39	1,000.00	1,020.82	4.43
Class I	0.43	1,000.00	1,003.80	2.17	1,000.00	1,023.04	2.19
JNL/WMC Value Fund
Class A	0.78	1,000.00	1,087.50	4.10	1,000.00	1,021.27	3.97
Class I	0.50	1,000.00	1,089.00	2.63	1,000.00	1,022.68	2.55

† For Classes with at least 6-month’s operating history, expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period). For Classes with less than 6-month’s operating history, expenses paid during the period are equal to the annualized net expenses ratio, multiplied by the average account value over the period since inception, then multiplied by 98/365 (to reflect the period since the Class’ inception).

* Class has less than 6-month’s operating history and the amounts reported in Expenses Using Actual Fund Return are not comparable to Expenses Using Hypothetical 5% Return.

‡ The expenses or expense waivers for the Funds’ Class I shares was $0.00 for certain days during the period and this was a result of the net assets for the Fund being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for the Funds' Class I shares was $0.01 for certain days during the period and this was a result of the net assets for the Fund being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net expenses during the period for Class I shares can be less than or more than the anticipated ratios of net expenses to average net assets depending on the net assets that Class I shares acquired during the period.

†† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser (and Sub-Advisers) used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available (1) without charge, upon request by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), (2) by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) by visiting www.jackson.com, and (4) by visiting the SEC’s website at www.sec.gov.

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)

	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (51) [1] 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (8/2014 to present, 8/2012 to present, and 12/2006 to present); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015)

Other Directorships Held by Trustee During Past 5 Years: None
Independent Trustees
Eric Anyah (50) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present); Executive Vice President and Chief Financial Officer, The Art Institute of Chicago (11/2008 to 9/2013)

Other Directorships Held by Trustee During Past 5 Years: None
Michael Bouchard (61) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2003 to present)	162
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (62) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	162
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director, Paylocity (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director (5/2003 to 6/2015), Governance Committee Member (5/2003 to 5/2013), Governance Committee Chair (5/2010 to 5/2013), Finance Committee Member (5/2003 to 5/2013), Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

William J. Crowley, Jr. (72) 1 Corporate Way Lansing, MI 48951	Chair of the Board 3 (1/2014 to present) Trustee 2 (1/2007 to present)	162
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (7/2009 to 7/2016), Audit Committee Member (7/2009 to 9/2013), Audit Committee Chair (5/2012 to 9/2013), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

Trustees and Officers of JNL Series Trust (“Trust”)

	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Trustee
Michelle Engler (59) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2003 to present)	162
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None
John Gillespie (64) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present)

Other Directorships Held by Trustee During Past 5 Years: None
William R. Rybak (66) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	162
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2010 to present), Board Chair (2/2016 to present), Audit Committee Chair (2012 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present) and Governance Committee Chair (2004 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017), Audit Committee Chair (5/2013 to 6/2017), Business Risk Committee Chair (5/2009 to 5/2013), PrivateBancorp Inc.

Mark S. Wehrle (60) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	162
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Delta Dental of Colorado (1/2012 to present); Trustee, Curian Series Trust (7/2013 to 2/2016)
Edward Wood (61) 1 Corporate Way Lansing, MI 48951	Trustee 2 (12/2013 to present)	162
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (62) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2007 to present)	162
Principal Occupation(S) During Past 5 Years: Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (12/2007 to present)
Other Directorships Held by Trustee During Past 5 Years: None
[1] [1] Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
[2] [2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3]  [3] The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (34) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Attorney of JNAM (11/2011 to 10/2013); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present and 5/2012 to present); Vice President and Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Kelly L. Crosser (45) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)

Principal Occupation(s) During Past 5 Years:

Manager of Legal Regulatory Filings and Print, JNAM (1/2018 to present); Manager of Legal Regulatory Filings and Print, Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 9/2007 to present); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Steven J. Fredricks (47) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/2005 to present) Anti-Money Laundering Officer (12/2015 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (2/2013 to present); Chief Compliance Officer of JNAM (1/2005 to present); Chief Compliance Officer of other investment companies advised by JNAM (1/2018 to present, 8/2012 to present, and 1/2005 to present); Anti-Money Laundering Officer of other investment companies advised by JNAM (1/2018 to present and 12/2015 to present)

William P. Harding (43) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of JNAM (10/2012 to 6/2014); Vice President of other investment companies advised by JNAM (5/2014 to present and 11/2012 to present); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of Curian Series Trust (5/2014 to 2/2016)

Karen J. Huizenga (52) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)

Principal Occupation(s) During Past 5 Years:

Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Treasurer of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 12/2008 to present); Assistant Treasurer of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Treasurer of Curian Series Trust (11/2010 to 2/2016)

Daniel W. Koors (47) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer and Chief Financial Officer (9/2016 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (1/2018 to present, 8/2012 to present, and 12/2006 to present); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to present and 10/2011 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (11/2017 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Kristen K. Leeman (42) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)

Principal Occupation(s) During Past 5 Years:

Regulatory Analyst of JNAM (1/2018 to present); Regulatory Analyst of Jackson (2/2014 to 12/2017); Senior Paralegal of Jackson (3/2006 to 2/2014); Assistant Secretary of other investment companies advised by JNAM (1/2018 to present, 8/2012 to present, and 6/2012 to present)

Mia K. Nelson (35) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (8/2017 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President – Tax of JNAM (3/2017 to present); Director – Tax of JNAM (3/2015 to 3/2017); Manager – Tax of JNAM (5/2013 to 3/2015); Assistant Vice President of other investment companies advised by JNAM (9/2017 to present and 8/2017 to present); Manager – Tax, Calamos Investments (2/2012 to 5/2013)

Joseph B. O’Boyle (55) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Vice President of other investment companies advised by JNAM (1/2018 to present); Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Michael T. Piszczek (60) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)

Principal Occupation(s) During Past 5 Years:

Vice President – Tax of JNAM (7/2011 to present); Vice President of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 11/2007 to present); Vice President of Curian Series Trust (11/2010 to 2/2016)

Susan S. Rhee (46) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (2/2004 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 2/2004 to present); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Vice President, Chief Legal Officer, and Secretary of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of JNL Series Trust (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are Independent Trustees of the Trust, received from the Trust the compensation amounts indicated for the services as such for the 12-month period ended December 31, 2017:

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex [1]
Eric O. Anyah[10]	$0	$0	$0	$0
Michael Bouchard	$271,130	$0	$0	$304,500 [8]
Ellen Carnahan	$268,904	$0	$0	$302,000 [3]
William J. Crowley, Jr.[2]	$316,095	$0	$0	$355,000 [4]
Michelle Engler	$255,549	$0	$0	$287,000
John Gillespie	$264,452	$0	$0	$297,000 [5]
Richard McLellan[9]	$251,097	$0	$0	$282,000
William R. Rybak	$277,808	$0	$0	$312,000
Mark S. Wehrle[10]	$0	$0	$0	$0
Edward Wood	$268,904	$0	$0	$302,000 [6]
Patricia Woodworth	$251,097	$0	$0	$282,000 [7]

1 The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust, JNL Investor Series Trust, JNL Variable Fund LLC, and JNL Strategic Income Fund LLC (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees is $2,723,500.

2  Mr. Crowley is an ex-officio member of the Governance Committee and the Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.

3  Amount includes $151,000 deferred by Ms. Carnahan.

4  Amount includes $195,250 deferred by Mr. Crowley.

5  Amount includes $148,500 deferred by Mr. Gillespie.

6  Amount includes $151,000 deferred by Mr. Wood.

7  Amount includes $282,000 deferred by Ms. Woodworth.

8  Amount includes $11,738 deferred by Mr. Bouchard.

9  Mr. McLellan retired from service from the Board of the Fund Complex effective December 31, 2017.

10  Messrs. Anyah and Wehrle commenced service on the Board of the Fund Complex effective January 1, 2018.

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan, 48909-7814 or by visiting www.jackson.com.

JNL Series Trust

Results of Special Meetings of Shareholders

On August 23, 2017, special meetings of shareholders of certain Funds (as noted below) of JNL Series Trust (the “Trust”) were held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951. The Meetings were held for the following purposes (and with the following results):

1. To approve a proposed amendment to the Investment Sub-Advisory Agreement between the investment adviser, Jackson National Asset Management, LLC, and PPM America, Inc. (“PPM”), appointing PPM as sub-adviser to a new strategy, or “sleeve,” of the JNL Multi-Manager Small Cap Value Fund.

FUND NAME	FOR	AGAINST/WITHHOLD	ABSTAIN	TOTAL
JNL Multi-Manager Small Cap Value Fund	66,085,359.272	2,198,783.059	4,791,212.116	73,075,354.447

2. To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the JNL/Red Rocks Listed Private Equity Fund into the JNL/Harris Oakmark Global Equity Fund.

FUND NAME	FOR	AGAINST/WITHHOLD	ABSTAIN	TOTAL
JNL/Red Rocks Listed Private Equity Fund	41,335,101.192	2,008,096.446	4,152,586.574	47,495,784.212

JNL Series Trust

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(Sub-Advised Funds)

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate Funds (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s Sub-Adviser(s), including certain sub-subadvisers (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”).

At meetings on June 1-2, 2017 and August 28-30, 2017, the Board, including all of the trustees, who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) considered information relating to the continuation of these Agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2018.

In addition to approving the continuation of the existing Sub-Advisory Agreement with Scout Investments, Inc. (“Scout”), Sub-Adviser to the JNL/Scout Unconstrained Bond Fund, the Board, including the Independent Trustees, also considered information relating to the approval of a new Sub-Advisory Agreement with Scout, due to Carillon Tower Advisers, Inc.’s planned acquisition of Scout expected to occur sometime before the 2017 calendar year end, which will result in a change of control of Scout and the automatic termination of the existing Sub-Advisory Agreement with Scout (the “Change of Control Event”). JNAM recommended that, in addition to approving the continuation of the existing Sub-Advisory Agreement with Scout, the Board approve a new Sub-Advisory Agreement with Scout on the same terms as the existing Agreement, to be effective upon the Change of Control Event. At the conclusion of the Board’s discussions, the Board approved the new Sub-Advisory Agreement with Scout to be effective on the Change of Control Event through September 30, 2018 (hereinafter included in the collectively defined term, the “Agreements”).

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services of each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including but not limited to the oversight of the Sub-Advisers pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor, transfer agent, and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund as described in quarterly reports prepared by JNAM. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the performance of each Fund, including how the Fund’s gross performance compared to the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark (“benchmark”) index. For certain Funds, the Board considered the relevant custom benchmark, blended benchmark, or custom peer group. This consideration was based on JNAM’s assertion that the custom or blended benchmark or custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark index or peer group for certain Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information. With respect to these peer groups and custom peer groups, the Board further considered that comparison to these groups provides a helpful way to measure the Funds’ performance, but noted that peer universes are constantly evolving, and as such, the Funds’ peer groups and, where applicable, custom peer groups, may change from time to time. The performance reviewed by the Board was for periods ended on December 31, 2016 (unless otherwise noted). When available, the Board considered one-, three-, five- and ten-year performance.

JNL/AB Dynamic Asset Allocation Fund. The Board noted that the Fund underperformed its peer group and blended benchmark for the one-year period. The Board also considered the Fund’s recent performance, noting that the Fund outperformed its peer group and blended benchmark for the year-to-date period ended March 31, 2017. The Board also noted that the Fund commenced operations in April 2014 and, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/AQR Large Cap Relaxed Constraint Equity Fund (formerly, JNL/Goldman Sachs U.S. Equity Flex Fund). The Board noted that the Fund outperformed its custom peer group for the one-, three- and five-year periods and its benchmark for the five-year period, though it underperformed its benchmark for the other periods. The Board also noted that the Fund changed sub-advisers on April 24, 2017 and that it would be prudent to allow the team more time to develop its performance record as a result of this change. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/AQR Managed Futures Strategy Fund. The Board considered that the Fund outperformed its benchmark for the three-year, five-year and since-inception periods, though it underperformed for the one-year period. The Board also considered that the Fund outperformed its peer group for the five-year and since-inception periods, though it underperformed for the other periods. The Board took into account JNAM’s assertion that it continues to have high conviction in the Fund, despite its near-term underperformance, noting that the Fund outperformed its benchmark for four out of the past five calendar years and its peer group for three out of the past five calendar years. The Board further noted JNAM’s assertion that, while the Fund’s sub-adviser underperformed during 2016, its mid- and long-term record remains strong. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Global Allocation Fund. The Board considered that the Fund outperformed its peer group for the three- and five-year periods, though it underperformed for the one-year period. The Board further considered that the Fund outperformed its blended benchmark for the five-year period, though it underperformed for the other periods. The Board took into account the Fund’s recent performance, noting that the Fund outperformed its peer group and blended benchmark for the one-, three- and five-year periods ended June 30, 2017. The Board concluded it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Global Natural Resources Fund (formerly, JNL/BlackRock Natural Resources Fund). The Board considered that the Fund underperformed its benchmark and peer group for all periods. The Board also noted that it has previously approved a sub-adviser replacement and benchmark change for the Fund effective September 25, 2017. In light of the sub-adviser change and JNAM’s willingness to take steps intended to improve performance when necessary, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Large Cap Select Growth Fund. The Board noted that the Fund underperformed its peer group and benchmark for all periods. The Board considered that the Sub-Adviser began managing the Fund in September 2013 and noted, therefore, that performance before this date, including the trailing five-year period, does not accurately reflect the firm, team and process in place. The Board further considered the Fund’s recent performance, noting that the Fund outperformed its peer group and benchmark for the year-to-date and one- and three-year periods ended June 30, 2017. The Board further noted JNAM’s assertion that it would be prudent to allow the team time to continue to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Boston Partners Global Long Short Equity Fund. The Board noted that the Fund underperformed its benchmark and peer group for the one-year period. The Board also considered that the Fund outperformed its benchmark and peer group for the 2015 calendar year. It also took into account that the Fund commenced operations in September 2014 and that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Brookfield Global Infrastructure and MLP Fund. The Board considered that the Fund outperformed its benchmark for the one- and five-year periods, though it underperformed for the three-year period. It also considered that the Fund outperformed its peer group for the one-year period (ranking in the 14th percentile), though it underperformed for the other periods. The Board also took into account that the Fund outperformed both its benchmark and peer group in three of the five completed calendar years since its inception. The Board noted the Fund’s recent performance, noting that the Fund outperformed its benchmark and peer group in the one-year period ended March 31, 2017. It took into account JNAM’s assertions that it will continue to monitor the Fund’s shorter-term performance during upcoming quarters and JNAM and the Board may consider strategic alternatives for the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Causeway International Value Select Fund. The Board considered that the Fund outperformed its benchmark for the ten-year period, though it underperformed its benchmark and peer group for the other periods (and underperformed its peer group for the ten-year period). The Board noted that the Fund’s sub-adviser was replaced with a new sub-adviser effective September 2015 and, in this regard, it took into account that the Fund outperformed its benchmark and peer group for the year-to-date period ended March 31, 2017. The Board also noted that it would be prudent to allow the new management team more time to develop a performance record for the Fund. It therefore concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Crescent High Income Fund and JNL/DoubleLine® Emerging Markets Fixed Income Fund. The Board noted that each Fund commenced operations in April 2016 and had less than one year of performance data. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with each Fund. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew each Fund’s Agreements.

JNL/DFA U.S. Core Equity Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods, though it underperformed for the ten-year period. The Board also considered that the Fund outperformed its benchmark for the one-year period, though it underperformed for the other periods. The Board noted JNAM’s assertion that the Fund’s peer group provides a more meaningful performance comparison than the Fund’s benchmark, as the peer group is comprised of comparable funds more closely aligned with the Fund’s investment strategy. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine® Core Fixed Income Fund (formerly, JNL/PIMCO Total Return Bond Fund). The Board considered that the Fund outperformed its benchmark for the one-, three-, five- and ten-year periods. It also considered that the Fund outperformed its peer group for the ten-year period, though it underperformed for the other periods. The Board took into account that it has previously approved a sub-adviser replacement for this Fund effective on or about September 25, 2017. In light of the upcoming changes, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine® Shiller Enhanced CAPE Fund. The Board considered that the Fund outperformed its benchmark and peer group over the one-year period. The Board noted that the Fund commenced operations in September 2015 and, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/FPA + DoubleLine® Flexible Allocation Fund. The Board considered that the Fund outperformed its blended benchmark for the five-year period, though it underperformed its blended benchmark and peer group for the one- and three-year periods (and underperformed its peer group for the five-year period). The Board noted, however, that the Fund’s prior sub-adviser was replaced with two new sub-advisers in April 2016, and that the Fund’s performance before this was attributable to the prior sub-adviser. The Board also considered that the Fund outperformed its blended benchmark and peer group over the one-year period ended June 30, 2017 and noted that the Fund ranked in the 11th percentile of its peers during this period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Global Fund (formerly, JNL/Franklin Templeton Global Growth Fund). The Board considered that the Fund outperformed its benchmark and peer group for the one- and five-year periods, though it underperformed both for the three-year period. The Board further considered that the Fund outperformed both its benchmark and peer group in three of the last five completed calendar years, as well as the fact that the Fund outperformed its benchmark and peer group for the one-year period ended June 30, 2017, ranking in the 12th percentile of its peer group. The Board considered JNAM’s recommendation that the Fund’s portfolio managers be given more time to continue developing the Fund’s performance record in an environment that is hospitable to their value-oriented approach. The Board concluded that in light of the more recent calendar-year performance and JNAM’s recommendation, it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Global Multisector Bond Fund. The Board considered that the Fund outperformed its peer group for the one- and five-year periods, though it underperformed for the three-year period. The Board also considered that the Fund outperformed its benchmark for the one-, three- and five-year periods. The Board concluded that it would be in the best interest of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Income Fund. The Board considered that the Fund outperformed its peer group for the one-, three-, five- and ten-year periods. The Board noted that the Fund ranked in the 2nd percentile of its peers in performance over the one-year period. The Board also considered that the Fund outperformed its blended benchmark for the one-year period, though it underperformed for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton International Small Cap Growth Fund. The Board noted that the Fund outperformed its peer group and benchmark for the five-year period, though it underperformed both for the other periods. The Board also considered the Fund’s recent performance, noting that the Fund outperformed its peer group and benchmark for the year-to-date period ended March 31, 2017. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Mutual Shares Fund. The Board noted JNAM’s assertion that a custom peer group was more representative of the Fund’s performance given its exposure to international securities. The Board considered that the Fund outperformed its custom peer group for the one-, three- and five-year periods. The Board also considered that the Fund outperformed its benchmark for the one-year period, though it underperformed for the three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Core Plus Bond Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five- and ten-year periods. The Board also considered that the Fund outperformed its peer group for the five- and ten-year periods, though it underperformed for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Emerging Markets Debt Fund. The Board noted that the Fund outperformed its peer group for the three- and five-year periods, though it underperformed by only two basis points for the one-year period. The Board also considered that the Fund outperformed its benchmark for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Harris Oakmark Global Equity Fund, JNL Multi-Manager Alternative Fund and JNL/Westchester Capital Event Driven Fund. The Board noted that each Fund outperformed its benchmark and peer group for the one-year period. The Board also considered that each Fund commenced operations in April 2015 and, therefore, that it would be prudent to allow the team more time to develop its performance record with each Fund. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew each Fund’s Agreements.

JNL/Invesco China-India Fund. The Board noted that JNAM recommended comparing the Fund to its blended benchmark as the more appropriate comparison for the Fund’s performance. While the Fund has underperformed its blended benchmark for the one-, three- and five-year periods, the Board took into account that a new Sub-Adviser began managing the Fund in April 2016 and performance prior to this period is not attributable to the new Sub-Adviser. The Board considered that the Fund outperformed the custom peer group for the three-year period, though it underperformed for the other periods. The Board also considered the Fund’s recent performance, noting that the Fund outperformed its blended benchmark and custom peer group over the year-to-date period ended March 31, 2017. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Global Real Estate Fund. The Board noted JNAM’s assertion that the peer group is the more appropriate comparison for the Fund’s performance. The Board considered that the Fund outperformed its peer group for the one-, three- and ten-year periods and underperformed by five basis points for the five-year period. The Board also noted that the Fund underperformed its benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco International Growth Fund. The Board considered that the Fund outperformed its peer group for the one-, three-, and ten-year periods, though it underperformed for the five-year period. The Board also noted that the Fund outperformed its benchmark for the three-, five- and ten-year periods, though it underperformed for the one-year period. The Board further noted that the Fund outperformed its benchmark in three of the last four calendar years and its peer group in two out of the last four calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Mid Cap Value Fund. The Board considered that the Fund outperformed its peer group for the one-year period, though it underperformed its peer group for the other periods and its benchmark for all periods. The Board took into account that the Fund’s current Sub-Adviser began managing the Fund in September 2013, and therefore, that the Fund’s long-term track record is not attributable to that Sub-Adviser. The Board also considered that the Fund has outperformed its peer group for two of the three calendar years since this change in Sub-Adviser and that it outperformed its peer group for the one-year period ended March 31, 2017. The Board noted JNAM’s assertion that, given the Sub-Adviser’s short tenure, it is premature to draw meaningful conclusions about the current Sub-Adviser’s performance record. The Board further noted JNAM’s recommendation that it would be prudent to allow the team more time to continue developing its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Small Cap Growth Fund. The Board noted that the Fund outperformed its peer group and benchmark for the one-, three-, five- and ten-year periods. The Board also noted that the Fund outperformed both its peer group and benchmark in four of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan MidCap Growth Fund. The Board noted that the Fund outperformed its peer group for the three- and five-year periods, though it underperformed for the other periods. The Board considered that the Fund outperformed its benchmark for the five-year period and equaled it for the ten-year period, though it underperformed for the other periods. The Board further considered the Fund’s recent performance, noting that the Fund outperformed its peer group and benchmark for the year-to-date period ended March 31, 2017. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan U.S. Government & Quality Bond Fund and JNL/Lazard Emerging Markets Fund. The Board took into account that each

Fund outperformed its benchmark and peer group for the one-, three-, five- and ten-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew each Fund’s Agreements.

JNL/Mellon Capital Bond Index Fund. The Board considered that the Fund’s performance surpassed its benchmark for the three-year period, though the Fund’s performance lagged its benchmark for the other periods. It noted, however, that the Fund’s performance was within 0.14%, 0.03% and 0.06% of its benchmark for the one-, five- and ten-year periods, respectively. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Emerging Markets Index Fund. The Board considered that the Fund’s performance lagged its benchmark for all periods. The Board also took into account the Fund’s more recent performance, noting that the Fund’s performance surpassed its benchmark for the year-to-date and one-year periods and was within 0.02% of its benchmark for the three-year period ended March 31, 2017 (though it underperformed its benchmark for the five-year period ended March 31, 2017). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital European 30 Fund. The Board noted that the Fund’s performance surpassed its custom benchmark for the one-, three- and five-year periods. The Board concluded it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital International Index Fund and JNL/Mellon Capital S&P 400 MidCap Index Fund. The Board took into account that each Fund’s performance surpassed its benchmark for the one-, three-, five- and ten-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew each Fund’s Agreements.

JNL/Mellon Capital MSCI KLD 400 Social Index Fund. The Board noted that the Fund commenced operations in April 2017 and had less than one year of performance data. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Pacific Rim 30 Fund. The Board considered that the Fund’s performance surpassed its custom benchmark for the one-year period, though it lagged for the three- and five-year periods. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital S&P 500 Index Fund. The Board noted that the Fund’s performance surpassed its benchmark for the one-, three- and five-year periods, though it lagged by only 0.02% for the ten-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Small Cap Index Fund. The Board considered that the Fund’s performance surpassed its benchmark for the three-, five- and ten-year periods, though it lagged for the one-year period by only 0.01%. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Capital Utilities Sector Fund. The Board noted that the Fund’s performance lagged its benchmark for the one- and three-year periods. It noted, however, that the Fund’s performance was within 0.04% of its benchmark for the one-year period. The Board took into account JNAM’s assertion that it is comfortable with the Fund’s relative performance against its benchmark. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/MFS Mid Cap Value Fund (formerly, JNL/Goldman Sachs Mid Cap Value Fund). The Board considered that the Fund underperformed its peer group and benchmark for all periods. The Board noted, however, that the Fund changed sub-advisers in April 2017 and that the Fund’s performance was attributable to the previous sub-adviser. The Board also considered that it would be prudent to allow the new team more time to develop its performance record with the Fund. The Board concluded that, in light of the recent changes with the Fund, it would be in the best interests of the Fund and its shareholders to renew the Agreement with JNAM.

JNL Multi-Manager Mid Cap Fund. The Board considered that the Fund commenced operations in September 2016 and had less than one year of performance data. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Fund’s Agreements.

JNL Multi-Manager Small Cap Growth Fund. The Board considered that, while the Fund underperformed its benchmark and peer group for the one-, three- and five-year periods and its peer group for the ten-year period, the Fund’s previous sub-adviser was replaced with three new sub-advisers effective September 2015. The Board noted, therefore, that the Fund’s past underperformance is, in part, the result of the previous sub-adviser. The Board also noted that effective, July 2016, a fourth sub-adviser began managing a sleeve of the Fund. The Board also considered the Fund’s recent performance, noting that the Fund outperformed its benchmark and peer group for the year-to-date and one-year periods ended March 31, 2017. The Board considered that, in light of these recent management changes and the Fund’s recent performance, it would be prudent to permit the Fund and its new sub-advisers to develop a performance record over a full market cycle. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager Small Cap Value Fund. The Board considered that, while the Fund underperformed its benchmark and peer group for the one-, three- and five-year periods and its peer group for the ten-year period, the Fund’s previous sub-adviser was replaced with four new sub-advisers effective September 28, 2015. The Board noted, therefore, that the Fund’s underperformance was attributable to the previous sub-adviser. The Board also considered the Fund’s recent performance, noting that the Fund outperformed its benchmark and peer group for the year-to-date period and its peer group for the one-year period ended March 31, 2017. The Board further considered that, effective on or about September 25, 2017, a new sub-adviser will begin managing a portion of the Fund’s assets. The Board considered that, in light of these recent management changes and the Fund’s recent performance, it would be prudent to permit the Fund and its new sub-advisers to develop a performance record over a full market cycle. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Neuberger Berman Strategic Income Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods. The Board also considered that the Fund outperformed its peer group for the three-year period, though it underperformed for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Oppenheimer Emerging Markets Innovator Fund. The Board took into account that the Fund underperformed its benchmark and custom peer group for the one-year period and that the Fund only commenced operations in April 2015. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Fund’s Agreements.

JNL/Oppenheimer Global Growth Fund. The Board took into account that the Fund outperformed its benchmark and peer group for the five- and ten-year periods, though it underperformed both for the other periods. The Board considered the Fund’s recent performance, noting the Fund outperformed its benchmark and peer group for the year-to-date and one- and three-year periods ended March 31, 2017. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Fund’s Agreements.

JNL/PIMCO Real Return Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund and JNL/PPM America Total Return Fund. The Board took into account that each Fund outperformed its benchmark and peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew each Fund’s Agreements.

JNL/PPM America Floating Rate Income Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed for the five-year period. The Board also considered that the Fund outperformed its peer group for the one-year period, though it underperformed for the other periods. It noted that the Fund outperformed its benchmark for three out of the past four calendar years. The Board further considered JNAM’s assertion that the Fund’s performance as compared with its peer group was within management’s expectations given the Fund’s style and risk profile. The Board also considered the Fund’s stronger recent calendar-year performance. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America High Yield Bond Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one- and five-year periods, though it underperformed both for the other periods. The Board noted that the Fund ranked in the 6th percentile among its peers for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Value Equity Fund. The Board considered that the Fund outperformed its benchmark and its peer group for the one-, three- and five-year periods and its benchmark for the ten-year period (though it underperformed its peer group for this period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Red Rocks Listed Private Equity Fund. The Board took into account that the Fund outperformed its custom peer group for the three- and five-year periods, though it underperformed for the one-year period. The Board considered that the Fund outperformed its benchmark for the five-year period, though it underperformed for the other periods. The Board also took into account that the Fund will be merged into the JNL/Harris Oakmark Global Equity Fund on or about September 25, 2017. In light of the upcoming merger, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Competitive Advantage Fund. The Board took into account that the Fund’s performance surpassed its custom benchmark for the three-year period and was the same for the one-year period, though it lagged by 0.08% for the five-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Dividend Income & Growth Fund. The Board noted that the Fund’s performance lagged its custom benchmark for the one-, three- and five-year periods. The Board also considered that the Fund’s performance only lagged its custom benchmark by 0.08% and 0.13% for the three- and five-year periods, respectively. The Board further noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board took into account JNAM’s assertion that it is comfortable with the Fund’s relative performance against its custom benchmark. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P International 5 Fund. The Board considered that the Fund’s performance surpassed its custom benchmark for the one-year period. It also noted that the Fund commenced operations in September 2014 and, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the

Agreements.

JNL/S&P Intrinsic Value Fund. The Board considered that the Fund’s performance lagged its custom benchmark for all periods. The Board also considered that the Fund’s performance only lagged its custom benchmark by 0.02% and 0.06%, respectively, for the three- and five-year periods. The Board took into account the Fund’s recent performance, noting that the Fund’s performance surpassed its custom benchmark for the year-to-date period and within 0.01% for the three-year period, though it lagged by .08% for the one-year period ended June 30, 2017. The Board also noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board took into account JNAM’s assertion that it is comfortable with the Fund’s relative performance against its custom benchmark. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Mid 3 Fund. The Board considered that the Fund’s performance surpassed its custom benchmark for the one-year period. It also noted that the Fund commenced operations in April 2014 and, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/S&P Total Yield Fund. The Board noted that the Fund’s performance lagged its custom benchmark for all periods. The Board considered that the Fund only lagged its custom benchmark by 0.11% and 0.09%, respectively, for the three- and five-year periods. The Board also considered the Fund’s recent performance, noting that the Fund’s performance surpassed its custom benchmark for the year-to-date period ended March 31, 2017. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance and that the Fund is managed consistently with its disciplined investment strategy. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Scout Unconstrained Bond Fund. The Board noted that the Fund outperformed its benchmark for the one-year and since-inception periods. It also considered JNAM’s assertion that the custom peer group provides the more meaningful performance comparison for the Fund and noted that the Fund was near the average of the custom peer group for the one-year period, ranking in the 56th percentile of that group. The Board noted JNAM’s assertions that the Fund is currently one of the most conservative funds in its peer group and that it will continue to monitor the Fund’s performance, though the Fund is expected to underperform its peers during market cycles more favorable for riskier investment mandates. It also noted the that Fund commenced operations in April 2014, and therefore, that it would be prudent to allow the management team more time to develop its performance record with the Fund. The Board further considered that, due to the upcoming acquisition of Scout Investments, Inc. (“Scout”) by Carillon Tower Advisers, Inc., it was also being asked to approve a new Sub-Advisory Agreement with Scout effective upon the change of control. In this regard, the Board considered information relating to the change of control and noted JNAM’s and Scout’s assertions that the change of control will not affect the services provided to the Fund and there will be no changes to the investment philosophy, process or investment team for the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements and approve a new Sub-Advisory Agreement with Scout effective upon the Change of Control Event.

JNL/T. Rowe Price Established Growth Fund. The Board took into account that the Fund outperformed its peer group for the three-, five- and ten-year periods, though it underperformed for the one-year period. The Board also considered that the Fund outperformed its benchmark for the five- and ten-year periods, though it underperformed for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Mid-Cap Growth Fund. The Board took into account that the Fund outperformed its benchmark and peer group for the three-, five- and ten-year periods, though it underperformed both for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Fund’s Agreements.

JNL/T. Rowe Price Short-Term Bond Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods, though it underperformed for the ten-year period. The Board also observed that the Fund outperformed its benchmark in each of the past five calendar years, though it underperformed its peer group for each period. The Board took into account JNAM’s assertion that the Fund’s underperformance against its peer group was due, in part, to the conservative nature of the sub-adviser’s investment strategy for the Fund, which has protected the downside well during credit sell-offs, and that as a result, JNAM currently considers the Fund’s benchmark as a better comparative source against which to measure performance. The Board also noted JNAM’s assertion that it does not have significant concerns about the Fund’s performance. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Value Fund. The Board took into account that the Fund outperformed its peer group for the three-, five- and ten-year periods, though it underperformed for the one-year period. The Board also considered that the Fund outperformed its benchmark for the five- and ten-year periods, though it underperformed for the other periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Balanced Fund. The Board considered that the Fund outperformed its blended benchmark and peer group for the one-, three-, five- and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Government Money Market Fund (formerly, JNL/WMC Money Market Fund). The Board took into account that the Fund outperformed its peer group for the three-, five- and ten-year periods and only underperformed its peer group by three basis points during the one-year period. The Board also considered that the Fund outperformed its benchmark for the one-, three-, five- and ten-year periods. The Board noted that prior to

September 19, 2016, the Fund operated as a prime money market fund and that effective September 19, 2016, the Fund operates as a government money market fund and, as such, invests at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Value Fund. The Board considered that the Fund outperformed its benchmark and peer group for the ten-year period, though it underperformed each for the other periods. The Board also considered the Fund’s recent performance, noting that the Fund outperformed its benchmark and peer group for the year-to-date period ended March 31, 2017. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser(s). For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared, but took into account information regarding the series of Jackson Variable Series Trust, which is also advised by JNAM. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. The Board noted that comparison to peer groups provides a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer groups may change from time to time.

The Board also took into account that various fee reductions and other fee changes will be implemented for certain Funds on or about September 25, 2017. It noted that these reductions will serve to further reduce certain Funds’ advisory fees, sub-advisory fees, and/or total expense ratios.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL/AB Dynamic Asset Allocation Fund and JNL/Westchester Capital Event Driven Fund. The Board considered that each Fund’s total expense ratio is lower than its peer group average, though each Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/AQR Large Cap Relaxed Constraint Equity Fund (formerly JNL/Goldman Sachs U.S. Equity Flex Fund), JNL/BlackRock Global Natural Resources Fund (formerly, JNL/BlackRock Natural Resources Fund), JNL/Causeway International Value Select Fund, JNL/DFA U.S. Core Equity Fund, JNL/Franklin Templeton Global Fund (formerly, JNL/Franklin Templeton Global Growth Fund), JNL/Invesco China-India Fund, JNL/Invesco International Growth Fund, JNL/Mellon Capital Emerging Markets Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/Oppenheimer Global Growth Fund, JNL/PPM America Value Equity Fund, JNL/S&P Dividend Income & Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund and JNL/WMC Balanced Fund. The Board considered that each Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/AQR Managed Futures Strategy Fund, JNL/Franklin Templeton Income Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco Mid Cap Value Fund, JNL/JPMorgan MidCap Growth Fund, JNL/Lazard Emerging Markets Fund, JNL Multi-Manager Small Cap Growth Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Total Yield Fund. The Board noted that each Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, though each Fund’s sub-advisory fee is higher than its peer group average. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/BlackRock Global Allocation Fund. The Board considered that the Fund's advisory and sub-advisory fees and total expense ratio are higher than the peer group averages. The Board noted that the Fund’s total expense ratio is only three basis points above the peer group average and the Fund’s sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the information considered by the Board and the services provided.

JNL/BlackRock Large Cap Select Growth Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages and that its sub-advisory fee is only two basis points higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Boston Partners Global Long Short Equity Fund. The Board considered that the Fund’s advisory and sub-advisory fees and its total expense ratio are higher than the respective peer group averages. The Board noted, however, that the Fund’s total expense ratio is within five basis points of the peer group average. The Board also considered that JNAM will be implementing additional advisory fee breakpoints on or about September 25, 2017, which will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Brookfield Global Infrastructure and MLP Fund. The Board took into account that the Fund’s total expense ratio and sub-advisory fee are lower than the respective peer group averages, though the Fund’s advisory fee is higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Crescent High Income Fund. The Board considered that the Fund’s sub-advisory fee is equal to the peer group average, though the advisory fee and total expense ratio are higher than their respective peer group averages. The Board noted, however, that the Fund’s total expense ratio is within five basis points of the peer group average. The Board also noted the additional advisory fee breakpoints JNAM will be implementing on or about September 25, 2017, which will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DoubleLine® Core Fixed Income Fund (formerly, JNL/PIMCO Total Return Bond Fund). The Board took into account that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than the respective peer group averages, with the Fund’s advisory fee and total expense ratio being only four basis points higher than the respective peer group averages. The Board also noted that it has previously approved a sub-adviser replacement for the Fund to be effective on or about September 25, 2017, and that, in conjunction with the sub-adviser replacement, JNAM will implement an advisory fee reduction effective on or about September 25, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the Fund’s recent performance and the services provided.

JNL/DoubleLine® Emerging Markets Fixed Income Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than their respective peer group averages, though the total expense ratio is only one basis point higher than the peer group average. The Board also noted the additional advisory fee breakpoints JNAM will be implementing on or about September 25, 2017, which will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DoubleLine® Shiller Enhanced CAPE Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than the respective peer group averages. The Board also noted the additional advisory fee breakpoints JNAM will be implementing on or about September 25, 2017, which will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board further considered that, as a result of conversations with the Board, JNAM will implement an advisory fee reduction effective January 1, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/FPA + DoubleLine® Flexible Allocation Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expenses are higher than their respective peer group averages. It took into account JNAM’s assertion that, because the peer group contains certain funds with different investment strategies than the Fund and no other multi-managed funds, JNAM places a lower degree of reliance on the peer group averages. The Board further considered that, as a result of conversations with the Board, JNAM will implement an advisory fee reduction effective January 1, 2018. The Board further noted that, on or about September 25, 2017, JNAM will convert its voluntary advisory fee waiver into a contractual fee reduction and will implement additional advisory fee breakpoints, which will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board also took into account that JNAM has implemented previous advisory fee reductions and/or waivers in 2011, 2014, 2015 and 2016. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Global Multisector Bond Fund. The Board took into account that the Fund’s sub-advisory fee is lower than the peer group average, though its advisory fee and its total expense ratio are higher than the respective peer group averages. The Board noted, however, that the Fund performed in the 14th percentile of its peer group for the five-year period. The Board also noted the additional advisory fee breakpoints JNAM will be implementing on or about September 25, 2017, which will serve to reduce the Fund’s advisory fee and total expense ratio as the Fund’s assets grow. The Board further considered that, as a result of conversations with the Board, JNAM will implement an advisory fee reduction effective January 1, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the information considered and the services provided.

JNL/Franklin Templeton International Small Cap Growth Fund. The Board noted that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than their respective peer group averages. The Board took into account that, over the past four years, the Fund’s total expense ratio has fluctuated from below, equal to and above the peer group average and JNAM’s assertion that it will continue to monitor volatility in the Fund’s peer group. The Board also noted that the additional advisory fee breakpoints JNAM will be implementing on or about September 25, 2017, which will serve to reduce the Fund’s advisory fee and total expense ratio as the Fund’s assets grow, and observed that the Fund’s current assets under management are close to the initial additional fee breakpoint. The Board further considered that, as a result of conversations with the Board, JNAM will implement an advisory fee reduction effective January 1, 2018. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Mutual Shares Fund. The Board considered that the Fund’s advisory fee and total expense ratio are below their respective peer group averages, though the Fund’s sub-advisory fee is one basis point above the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Core Plus Bond Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than the respective peer group averages, with the sub-advisory fee being one basis point higher. It took into account that the Fund’s total expense ratio is within four basis points of the peer group median. The Board noted that, on or about September 25, 2017, JNAM will be converting its existing contractual fee waiver into a contractual fee reduction and will be implementing additional advisory fee breakpoints, which will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board also considered that, due to the Fund’s current assets under management, the Fund’s shareholders are expected to benefit immediately from the initial additional advisory fee breakpoint once effective. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the information considered and the services provided.

JNL/Goldman Sachs Emerging Markets Debt Fund. The Board noted that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than the respective peer group averages, with the total expense ratio being only two basis points higher than the peer group average. The Board also noted that, on or about September 25, 2017, JNAM will be converting its existing contractual and voluntary fee waivers into contractual fee reductions and will be implementing additional advisory fee breakpoints, which will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance against its benchmark.

JNL/Harris Oakmark Global Equity Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are higher than the respective peer group averages. The Board took into account that JNAM has implemented advisory and sub-advisory fee reductions that were effective July 1, 2017 and will be implementing additional advisory fee breakpoints effective September 25, 2017, which will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board also considered that the Fund’s shareholders are expected to benefit from these breakpoints following the Fund’s pending merger with the JNL/Red Rocks Listed Private Equity Fund on or about September 25, 2017. The Board also noted JNAM’s assertion that the Fund’s net fees and profitability are consistent with other Funds in the Fund complex. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Invesco Small Cap Growth Fund. The Board took into account that the Fund’s total expense ratio is within two basis points of its peer group average and that its advisory fee is within three basis points of its peer group average. The Board also noted that the Fund’s sub-advisory fee is higher than the peer group average. The Board also took into account that the Fund’s performance ranked in the top quarter of its peer group for the three- and five-year periods. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/JPMorgan U.S. Government & Quality Bond Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages and that its sub-advisory fee is only one basis point higher than its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital Bond Index Fund. The Board considered that the Fund’s sub-advisory fee is lower than the peer group average, though the advisory fee and total expense ratio are higher than the respective peer group averages. The Board noted, however, that the advisory fee is only two basis points higher, and that the total expense ratio is only three basis points higher, than their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Capital European 30 Fund and JNL/Mellon Capital Pacific Rim 30 Fund. The Board considered that each Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board also took into account that, effective July 1, 2017, each Fund’s sub-advisory fee was reduced. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/Mellon Capital S&P 500 Index Fund. The Board considered that the Fund’s sub-advisory fee is lower than the peer group average. It also noted that the Fund’s advisory fee is only three basis points higher than the peer group average and that the total expense ratio is seven basis points higher than the peer group average. The Board took into account that JNAM will be converting its existing contractual fee waiver into a contractual fee reduction and will be implementing an additional advisory fee breakpoint, which is expected to immediately benefit shareholders, effective on or about September 25, 2017. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance.

JNL/MFS Mid Cap Value Fund (formerly, JNL/Goldman Sachs Mid Cap Value Fund). The Board considered that the Fund’s advisory fee and total expenses are lower than the respective peer group averages, though its sub-advisory fee is higher than its peer group average. The Board took into account that the sub-advisory contract with the Sub-Adviser was recently approved at the Board’s November 30 – December 2, 2016 Board meeting in conjunction with a sub-adviser replacement for the Fund, and that, as a result, the Board was not considering the continuation of the Sub-Advisory Agreement at this time. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Multi-Manager Alternative Fund and JNL/WMC Value Fund. The Board considered that each Fund’s advisory fee and total expense ratio are lower than their respective peer group averages and each Fund’s sub-advisory fee is equal to the peer group average. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL Multi-Manager Mid Cap Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average, though its sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board noted that the Fund’s total expense ratio is only one basis point higher than the peer group average and that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Multi-Manager Small Cap Value Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are each only one basis point higher than their respective peer group averages. The Board also considered that JNAM will be implementing additional advisory fee breakpoints on or about September 25, 2017, which will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Neuberger Berman Strategic Income Fund. The Board considered that the Fund’s sub-advisory fee is lower than the peer group average, though the advisory fee is higher than the peer group average. The Board noted that the Fund’s total expense ratio is only four basis points higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the information considered by the Board and services provided.

JNL/Oppenheimer Emerging Markets Innovator Fund. The Board considered that the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages. The Board also considered that the Fund’s total expense ratio is only two basis points higher than the peer group average. The Board also considered that JNAM will be implementing additional advisory fee breakpoints on or about September 25, 2017, which will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PIMCO Real Return Fund. The Board took into account that, while the Fund’s advisory and sub-advisory fees are higher than the respective peer group averages, the Fund’s total expenses are only two basis point above the average. The Board also took into account that the Fund’s performance ranked in the top quarter of its peer group for the one-, three- and five-year periods. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Floating Rate Income Fund. The Board considered that the Fund’s advisory fee and total expense ratio are higher than the respective peer group averages, with the advisory fee being only three basis points higher and the total expense ratio being eleven basis points higher. However, it noted that the Fund’s total expense ratio is within three basis points of the peer group median. The Board took into account that the Fund’s sub-advisory fee is lower than the peer group average. The Board also considered JNAM’s assertion that the Fund’s investment strategy was unique among the funds in its peer group and, as a result, JNAM relied less on the peer group comparisons. As a result of conversations with the Board, JNAM will be implementing additional advisory fee reductions on or about September 25, 2017 which will reduce the Fund’s advisory fee and total expense ratio upon effectiveness and will further reduce the advisory fee and total expense ratio as assets continue to grow. The Board also noted that, as part of these fee changes, the Fund’s existing voluntary advisory fee waiver will become a permanent fee reduction. The Board further considered that, effective July 1, 2017, the Fund’s sub-advisory fee was increased, though it noted that the sub-advisory fee is still lower than the peer group average and that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the information considered by the Board and services provided.

JNL/PPM America High Yield Bond Fund and JNL/PPM America Small Cap Value Fund. The Board considered that each Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board took into account that, effective July 1, 2017, each Fund’s sub-advisory fee was increased. However, the Board noted that each Fund’s sub-advisory fee is still lower than its peer group average and that the sub-advisory fee is paid by JNAM (not the Fund). The Board also considered that JNAM will be implementing additional advisory fee breakpoints on or about September 25, 2017, which will serve to reduce each Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/PPM America Mid Cap Value Fund. The Board took into account that the Fund’s advisory fee and total expense ratio are lower than the respective peer group averages. The Board also considered the Fund’s sub-advisory fee and that the Fund does not have any sub-advised funds within its peer group. The Board also took into account that, effective July 1, 2017, the Fund’s sub-advisory fee was increased and that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Total Return Fund. The Board considered that the Fund’s sub-advisory fee and total expense ratio are equal to their respective peer group averages, though the Fund’s advisory fee is only three basis points higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Red Rocks Listed Private Equity Fund. The Board considered that the Fund’s advisory and total expense ratio are lower than the respective peer group averages and the Fund’s sub-advisory fee is only two basis points higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the information considered and the services provided.

JNL/S&P Competitive Advantage Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, though the Fund’s sub-advisory fee is only three basis points higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P International 5 Fund. The Board considered that the Fund’s total expense ratio is only two basis points higher than its peer group average. The Board also considered that the advisory and sub-advisory fees are higher than the respective peer group averages. The Board also considered that JNAM will be implementing additional advisory fee breakpoints on or about September 25, 2017, which will serve to reduce the Fund’s advisory fee and total expense ratio if the Fund’s assets grow. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/S&P Mid 3 Fund. The Board considered that the Fund’s advisory and sub-advisory fees and its total expense ratio are higher than the respective peer group averages. The Board noted JNAM’s assertion that the fees and profitability of the Fund are consistent with fees and profitability of other similarly managed funds. The Board also considered that JNAM will be reducing the advisory fee, effective September 25, 2017, which will serve to reduce the Fund’s advisory fee and total expense ratio. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Scout Unconstrained Bond Fund. The Board took into account that the Fund’s advisory fee and total expense ratio are higher than the respective peer group averages and the sub-advisory fee is lower than the peer group average. The Board noted that the Fund’s total expense ratio is only four basis points higher than the peer group average. The Board also noted that the fees under the new Sub-Advisory Agreement with Scout will remain the same. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Established Growth Fund. The Board considered that the Fund’s advisory fee and total expenses are lower than the respective peer group averages, though its sub-advisory fee is higher than its peer group average. The Board also took into account that JNAM will be implementing additional advisory and sub-advisory fee reductions effective September 25, 2017, serving to lower the Fund’s total expenses. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Mid-Cap Growth Fund. The Board took into account that the Fund’s advisory fee is lower than the peer group average and the total expense ratio is only one basis point higher than the peer group average. The Board also considered that the Fund’s sub-advisory fee is higher than the peer group average. The Board also took into account that JNAM will be implementing additional advisory fee breakpoints effective September 25, 2017, serving to lower the Fund’s total expenses. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided and the Fund’s performance.

JNL/T. Rowe Price Value Fund. The Board considered that the Fund’s sub-advisory fee is lower than the peer group average and that the Fund’s advisory fee and total expense ratio are equal to their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WMC Government Money Market Fund (formerly, JNL/WMC Money Market Fund). The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages. The Board noted that the Fund’s total expense ratio is only two basis points higher than the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase. The Board concluded that the advisory fees in some measure share economies of scale with shareholders. The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also noted that certain Sub-Advisers pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manage. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Funds’ distributor, that Sub-Advisers are not required to participate in the meetings and that recommendations to hire or fire Sub-Advisers are not influenced by a Sub-Adviser’s willingness to participate in the meetings. In addition, the Board considered that certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for its activities, in addition to payments for marketing and conferences. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s). The Board also considered that, in the case of J.P. Morgan Investment Management, Inc. (“JPMorgan”), affiliates serve as the custodian and/or the securities lending agent for the Funds, as well as for JNL Variable Fund LLC, JNL Investors Series Trust, and JNL Strategic Income Fund LLC. The Board considered that each service provided to the Funds by JPMorgan affiliates are pursuant to a written agreement, which the Board evaluates periodically as required by law.

Supplement Dated November 22, 2017

To The Prospectus Dated September 25, 2017

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Sub-Adviser Change of Control for the JNL/Scout Unconstrained Bond Fund

On August 28-30, 2017, the Board of Trustees (the “Board”) of the JNL Series Trust (the “Trust”) approved a new investment sub-advisory agreement pursuant to a change of control, defined under the Investment Company Act of 1940, as amended, for Scout Investments, Inc. (“Scout”), investment sub-adviser of the JNL/Scout Unconstrained Bond Fund (the “Fund”). Scout’s parent company, UMB Financial Corporation, agreed to sell Scout to Carillon Tower Advisers, Inc., a global asset-management firm and wholly owned subsidiary of Raymond James Financial, Inc. (the “Transaction”). The Transaction is not expected to result in any changes to the personnel responsible for managing the Fund. Contract owners will be sent an Information Statement containing additional information regarding the change of control of Scout. Although the shareholders of the Fund do not need to approve the Transaction, it is subject to approval by shareholders of Scout’s proprietary Funds and other customary closing conditions. The Transaction is expected to take place on or about November 17, 2017.

This Supplement is dated November 22, 2017.

(To be used with JMV8037 09/17, JMV8037BE 09/17, JMV8037NY 09/17, JMV8037BENY 09/17, JMV17955 09/17, and JMV17955NY 09/17.)

CMV19753 11/17

Supplement Dated December 15, 2017

To The Prospectus Dated September 25, 2017

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

For the JNL Multi-Manager Small Cap Value Fund, please delete all references to Andrew Storm.

In the section entitled, “Summary Overview of Each Fund” for the JNL Multi-Manager Small Cap Value Fund under “Portfolio Management,” please delete the Portfolio Managers table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2015	Senior Vice President, Chief Investment Officer and Portfolio Manager (JNAM)

Name:	Joined Fund Management Team In:	Title:
Sean Hynes, CFA, CAIA	September 2015	Assistant Vice President and Portfolio Manager (JNAM)
Mark Pliska, CFA	September 2015	Portfolio Manager (JNAM)
Jeff Kerrigan, CFA	September 2015	Portfolio Manager (Congress)
Robert H. Kramer, CFA	September 2015	Co-Chief Investment Officer – Equities (CEP)
Patricia A. Halper, CFA	September 2015	Co-Chief Investment Officer – Equities (CEP)
William C. Murray, CFA, CAIA	September 2015	Director (CEP)
Steve Lyons, CFA	September 2015	Partner (C&B)
Michael Meyer, CFA	September 2015	Partner (C&B)
Edward O’Connor, CFA	September 2015	Partner (C&B)
R. James O’Neil, CFA	September 2015	Partner (C&B)
Mehul Trivedi, CFA	September 2015	Partner (C&B)
William Weber, CFA	September 2015	Partner (C&B)
Andrew Armstrong, CFA	December 2015	Principal (C&B)
Alexander E. Yaggy, CFA	September 2015	Managing Director and Lead Portfolio Manager, Small Cap Value (Cortina)
John Clausen	September 2015	Managing Director and Portfolio Manager, Small Cap Value (Cortina)
Gregory Waterman, CFA	November 2017	Director and portfolio Manager, Small Cap Value (Cortina)
Gregory Anderson, CFA	September 2017	Senior Managing Director (PPM)
Jeffrey J. Moran, CFA, CPA	September 2017	Senior Managing Director (PPM)
Kevin R. McCloskey, CFA	September 2017	Senior Managing Director (PPM)
Michael P. MacKinnon, CFA, CPA	September 2017	Managing Director (PPM)
Naveen Bobba	September 2017	Senior Managing Director (PPM)
This supplement is dated December 15, 2017.

Supplement Dated December 29, 2017

To The Prospectus Dated September 25, 2017

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

For the JNL Multi-Manager Alternative Fund, please delete all references to Jean-Daniel Malan.

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL Multi-Manager Small Cap Growth Fund, for the third paragraph please add the following:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the Russell 2000 Growth Index with the MSCI USA Small Growth Index (Gross).

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL Multi-Manager Small Cap Value Fund, for the third paragraph please add the following:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the Russell 2000 Value Index with the MSCI USA Small Value Index (Gross).

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL/AQR Large Cap Relaxed Constraint Equity Fund, please add the following to the end of the third paragraph:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the Russell 1000 Index with the MSCI USA Index (Gross).

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL/BlackRock Global Allocation Fund, for the third paragraph please add the following:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the FTSE World Index with the MSCI World Index (Net).

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL/BlackRock Large Cap Select Growth Fund, for the fourth paragraph please add the following:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the Russell 1000 Growth Index with the MSCI USA Growth Index (Gross).

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL/DFA U.S. Core Equity Fund, for the third paragraph please add the following:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the Russell 3000 Index with the MSCI USA IMI Index (Gross).

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Principal Investment Strategies,” for the JNL/Franklin Templeton Income Fund, please delete the third paragraph in the entirety and replace with the following:

The Fund may invest up to 15% of its net assets in equity-linked notes, including up to 2% of the Fund’s net assets in equity-linked notes on commodity-linked exchange-traded funds (“ETFs”). Equity-linked notes are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form.

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Principal Risks of Investing in the Fund,” for the JNL/Franklin Templeton Income Fund, please add the following:

• Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL/Invesco Mid Cap Value Fund, for the third paragraph please add the following:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the Russell Mid Cap Value Index with the MSCI USA Mid Cap Value Index (Gross).

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL/Invesco Small Cap Growth Fund, for the third paragraph please add the following:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the Russell 2000 Growth Index with the MSCI USA Small Growth Index (Gross).

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL/JPMorgan Mid Cap Growth Fund, for the third paragraph please add the following:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the Russell Midcap Growth Index with the MSCI USA Mid Cap Growth Index (Gross).

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL/MFS Mid Cap Value Fund, for the third paragraph please add the following:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the Russell Midcap Value Index with the MSCI USA Mid Cap Value Index (Gross).

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL/PPM America Mid Cap Value Fund, for the third paragraph please add the following:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the Russell MidCap Value Index with the MSCI USA Mid Cap Value Index (Gross) and the Russell MidCap Index with the MSCI USA Mid Cap Index (Gross).

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL/T. Rowe Price Established Growth Fund, for the third paragraph please add the following:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the Russell 1000 Growth Index with the MSCI USA Growth Index (Gross).

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL/T. Rowe Price Mid Cap Growth Fund, for the fourth paragraph please add the following:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the Russell MidCap® Growth Index with the MSCI USA Mid Cap Growth Index (Gross).

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL/T. Rowe Price Value Fund, for the third paragraph please add the following:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the Russell 1000 Value Index with the MSCI USA Value Index (Gross).

In the section entitled, “Summary Overview of Each Fund” in the sub-section “Performance,” for the JNL/WMC Value Fund, for the third paragraph please add the following:

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund will replace the Russell 1000 Value Index with the MSCI USA Value Index (Gross).

This supplement is dated December 29, 2017.

JNL Series Trust	PRSRT STD
JNL Variable Fund LLC	U.S. POSTAGE
PAID
One Corporate Way	JACKSON NATIONAL
Lansing, MI 48951	ASSET MANAGEMENT
L.L.C.

VADV7338 02/18

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named William R. Rybak as an Audit Committee financial expert serving on its Audit Committee. William R. Rybak is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2016 and December 31, 2017. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2016	$1,406,674	$20,717	$2,454	$29,348
2017	$1,779,108	$41,600	$7,529	$0

The above Audit-Related Fees for 2016 and 2017 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s registration statement filings.

The above Tax Fees for 2016 and 2017 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

The above All Other Fees for 2016 and 2017 are the aggregate fees billed for professional services by KPMG to the registrant related to European withholding reclaims.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2016	$147,321	$17,000	$0
2017	$21,675	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an attestation on the suitability of design and operating effectiveness of control pursuant to Statement on Standards for Attestation Engagements No. 16 of the registrant’s adviser and administrator and an audit of a non-registered affiliated investment company.

The above Tax Fees for 2016 are the aggregate fees billed for professional services by KPMG to Adviser Entities for tax compliance, tax advice, and tax return review.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditor’s independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2016 was $216,840. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2017 was $70,804.

(h) For the fiscal years ended December 31, 2016 and December 31, 2017, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a)

) Below is a Schedule I – Investments in securities of unaffiliated issuers for the JNL/AQR Large Cap Relaxed Constraint Equity Fund, the JNL/DFA U.S. Core Equity Fund, the JNL Multi-Manager Small Cap Growth Fund, the JNL/Franklin Templeton Mutual Shares Fund, the JNL/PIMCO Income Fund, the JNL/T. Rowe Price Short-Term Bond Fund the JNL/PIMCO Real Return Fund, the JNL/DoubleLine Core Fixed Income Fund, the JNL/Franklin Templeton Global Fund, the JNL/WMC Balanced Fund, the

JNL/Goldman Sachs Core Plus Bond Fund, the JNL/PPM America High Yield Bond Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, the JNL/T. Rowe Price Value Fund, the JNL/Invesco Small Cap Growth Fund, the JNL/Mellon Capital International Index Fund, the JNL/Mellon Capital Bond Index Fund, the JNL/Mellon Capital S&P 500 Index Fund, the JNL/Mellon Capital S&P 400 MidCap Index Fund, the JNL/Mellon Capital Small Cap Index Fund, the JNL/Invesco Global Real Estate Fund, the JNL Multi-Manager Small Cap Value Fund, the JNL/Franklin Templeton Income Fund, the JNL/MFS Mid Cap Value Fund, the JNL/T. Rowe Price Established Growth Fund, the JNL/Goldman Sachs Emerging Markets Debt Fund, the JNL/Lazard Emerging Markets Fund, the JNL/S&P International 5 Fund, the JNL/Boston Partners Global Long Short Equity Fund, the JNL Multi-Manager Alternative Fund, the JNL/Oppenheimer Emerging Markets Innovator Fund, the JNL/Neuberger Berman Strategic Income Fund, the JNL/PPM America Floating Rate Income Fund, the JNL/DoubleLine Shiller Enhanced CAPE Fund, the JNL/BlackRock Global Allocation Fund, JNL/Crescent High Income Fund, JNL/FPA + DoubleLine Flexible Allocation Fund, JNL Multi-Manager Mid Cap Fund, JNL/PPM America Total Return Fund, the JNL/Mellon Capital Industrials Sector Fund, the JNL/Mellon Capital Real Estate Sector Fund, the JNL S&P 500 Index Fund, the JNL/Mellon Capital S&P 1500 Growth Index Fund, the JNL/Mellon Capital S&P 1500 Value Index Fund, the JNL/Mellon Capital MSCI KLD 400 Social Index Fund, and the JNL/Mellon Capital Emerging Markets Index Fund for which a summary schedule of investments was provided in the Annual Report dated December 31, 2017, pursuant to § 210.1212 of Regulation S-X.

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/AQR Large Cap Relaxed Constraint Equity Fund
COMMON STOCKS 127.8%
Consumer Discretionary 16.3%
Adient Plc	19	$1,505
Amazon.com Inc. (a) (b)	14	15,952
AMC Networks Inc. - Class A (a)	19	1,033
Best Buy Co. Inc.	72	4,930
Big Lots Inc. (c)	5	283
Brunswick Corp.	31	1,725
CalAtlantic Group Inc.	2	113
Carnival Plc	31	2,040
Comcast Corp. - Class A	122	4,887
D.R. Horton Inc.	70	3,591
Dana Holding Corp.	78	2,496
Foot Locker Inc.	23	1,065
Ford Motor Co. (b)	411	5,136
GameStop Corp. - Class A	79	1,413
General Motors Co. (b)	173	7,088
Home Depot Inc.	15	2,907
Hyatt Hotels Corp. - Class A (a)	20	1,453
John Wiley & Sons Inc. - Class A	10	671
Las Vegas Sands Corp.	53	3,678
Lear Corp.	33	5,808
Lowe's Cos. Inc.	37	3,420
Michael Kors Holdings Ltd. (a)	28	1,744
Netflix Inc. (a)	2	316
NVR Inc. (a)	1	4,255
Office Depot Inc.	399	1,414
Pulte Homes Inc.	64	2,128
Royal Caribbean Cruises Ltd.	36	4,239
Scripps Networks Interactive Inc. - Class A	1	117
Skechers U.S.A. Inc. - Class A (a)	26	1,001
Starbucks Corp.	20	1,176
Tegna Inc.	7	105
Thor Industries Inc.	14	2,042
Time Warner Inc.	19	1,717
TJX Cos. Inc.	11	821
Toll Brothers Inc.	15	738
Tupperware Brands Corp.	25	1,577
Twenty-First Century Fox Inc. - Class A	27	917
Viacom Inc. - Class B	43	1,312
Walt Disney Co.	49	5,222
Whirlpool Corp.	20	3,449
		105,484
Consumer Staples 6.2%
Altria Group Inc.	47	3,330
Archer-Daniels-Midland Co.	101	4,059
Bunge Ltd.	2	151
Coca-Cola Co.	9	421
ConAgra Brands Inc.	35	1,315
Constellation Brands Inc. - Class A	3	690
CVS Health Corp.	42	3,049
Ingredion Inc.	15	2,129
Mondelez International Inc. - Class A	1	64
Nu Skin Enterprises Inc. - Class A	7	505
PepsiCo Inc.	23	2,734
Philip Morris International Inc.	38	3,977
Pilgrim's Pride Corp. (a) (c)	53	1,654
Procter & Gamble Co.	50	4,616
Sanderson Farms Inc.	5	748
Tyson Foods Inc. - Class A	14	1,168
Wal-Mart Stores Inc. (b)	93	9,139
		39,749
Energy 6.5%
Baker Hughes a GE Co. - Class A	7	216
Cabot Oil & Gas Corp.	25	704
Chevron Corp.	12	1,511
ConocoPhillips Co.	33	1,824
Devon Energy Corp.	102	4,219
Diamond Offshore Drilling Inc. (a) (c)	182	3,388
Energen Corp. (a)	25	1,412
Exxon Mobil Corp.	66	5,514
Halliburton Co.	67	3,280
	Shares/Par[1]	Value
HollyFrontier Corp.	22	1,105
Marathon Petroleum Corp.	51	3,365
Murphy Oil Corp.	34	1,065
Oceaneering International Inc.	81	1,709
Pioneer Natural Resources Co.	3	439
QEP Resources Inc. (a)	201	1,924
Southwestern Energy Co. (a)	531	2,962
Superior Energy Services Inc. (a)	52	497
Valero Energy Corp.	51	4,714
World Fuel Services Corp.	84	2,359
		42,207
Financials 16.3%
Aflac Inc.	62	5,429
Allstate Corp.	43	4,496
Ameriprise Financial Inc.	23	3,955
Annaly Capital Management Inc.	203	2,414
Assurant Inc.	3	297
Assured Guaranty Ltd.	82	2,794
Bank of America Corp. (b)	207	6,121
Bank of New York Mellon Corp.	27	1,439
Berkshire Hathaway Inc. - Class B (a) (b)	33	6,636
BlackRock Inc.	2	1,184
Capital One Financial Corp.	24	2,382
Citigroup Inc.	65	4,874
CNO Financial Group Inc.	32	795
Discover Financial Services	14	1,081
Everest Re Group Ltd.	2	380
Fidelity National Financial Inc.	112	4,386
First American Financial Corp.	29	1,648
Franklin Resources Inc.	59	2,540
Goldman Sachs Group Inc.	9	2,296
Hanover Insurance Group Inc.	2	178
Invesco Ltd.	47	1,717
JPMorgan Chase & Co. (b)	83	8,920
KeyCorp	23	462
Lincoln National Corp.	41	3,138
M&T Bank Corp.	1	199
Moody's Corp.	4	636
Morgan Stanley	21	1,103
PNC Financial Services Group Inc.	40	5,757
Popular Inc.	37	1,297
Prudential Financial Inc.	34	3,909
Regions Financial Corp.	149	2,573
Reinsurance Group of America Inc.	17	2,588
S&P Global Inc.	4	696
SunTrust Banks Inc.	32	2,081
Synovus Financial Corp.	8	396
TCF Financial Corp.	52	1,060
Travelers Cos. Inc.	30	4,034
U.S. Bancorp	16	836
Unum Group	21	1,180
Wells Fargo & Co. (b)	116	7,021
		104,928
Health Care 16.6%
AbbVie Inc.	44	4,216
Aetna Inc.	8	1,461
Agilent Technologies Inc.	21	1,385
Akorn Inc. (a)	1	43
Alexion Pharmaceuticals Inc. (a)	20	2,352
Align Technology Inc. (a)	4	908
Amgen Inc.	26	4,587
Baxter International Inc. (b)	115	7,421
Biogen Inc. (a)	10	3,067
Bioverativ Inc. (a)	12	649
Celgene Corp. (a) (b)	111	11,596
Centene Corp. (a)	22	2,170
Charles River Laboratories International Inc. (a)	25	2,736
Danaher Corp.	20	1,856
Exelixis Inc. (a)	187	5,678
Express Scripts Holding Co. (a)	39	2,912
Gilead Sciences Inc. (b)	150	10,731
Humana Inc.	20	4,879
Johnson & Johnson (b)	49	6,821
McKesson Corp. (b)	49	7,700

See accompanying Notes to Financial Statements.

1

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Medtronic Plc	8	611
Merck & Co. Inc.	82	4,616
Pfizer Inc.	169	6,108
Regeneron Pharmaceuticals Inc. (a)	2	624
United Therapeutics Corp. (a)	16	2,420
UnitedHealth Group Inc.	15	3,354
Vertex Pharmaceuticals Inc. (a)	24	3,524
WellCare Health Plans Inc. (a)	15	3,048
		107,473
Industrials 17.3%
AGCO Corp.	13	924
Allison Transmission Holdings Inc.	3	136
Boeing Co. (b)	46	13,679
BWX Technologies Inc.	13	817
Caterpillar Inc.	5	819
Colfax Corp. (a)	23	911
Crane Co.	20	1,804
Cummins Inc.	21	3,656
Curtiss-Wright Corp.	14	1,657
Delta Air Lines Inc.	61	3,434
Emerson Electric Co.	4	286
Esterline Technologies Corp. (a)	26	1,978
FedEx Corp.	9	2,162
General Electric Co.	106	1,852
HD Supply Holdings Inc. (a)	39	1,577
Honeywell International Inc.	24	3,614
Hubbell Inc.	1	74
Huntington Ingalls Industries Inc.	13	3,182
Ingersoll-Rand Plc	47	4,183
ITT Inc.	61	3,233
Jacobs Engineering Group Inc.	10	666
JetBlue Airways Corp. (a)	10	224
Kansas City Southern	9	993
KBR Inc.	63	1,244
L3 Technologies Inc.	7	1,399
Lockheed Martin Corp.	9	2,964
Manpower Inc.	8	996
Masco Corp.	8	330
MSA Safety Inc.	7	506
MSC Industrial Direct Co. - Class A	8	752
Norfolk Southern Corp.	27	3,951
Northrop Grumman Systems Corp.	5	1,657
Oshkosh Corp.	29	2,617
Owens Corning Inc. (b)	73	6,734
PACCAR Inc.	2	147
Parker Hannifin Corp.	2	320
Raytheon Co.	13	2,439
Robert Half International Inc.	42	2,340
Rockwell Automation Inc.	3	511
Ryder System Inc.	13	1,060
Southwest Airlines Co.	46	2,989
Spirit Aerosystems Holdings Inc. - Class A	61	5,296
Terex Corp.	9	428
Textron Inc.	12	705
Timken Co.	49	2,433
Union Pacific Corp.	38	5,088
United Continental Holdings Inc. (a)	62	4,202
United Rentals Inc. (a)	25	4,230
USG Corp. (a)	26	999
Waste Management Inc.	10	854
WESCO International Inc. (a)	27	1,826
Woodward Governor Co.	7	543
		111,421
Information Technology 32.9%
Accenture Plc - Class A	25	3,893
Activision Blizzard Inc.	32	2,004
Adobe Systems Inc. (a)	4	615
Akamai Technologies Inc. (a)	24	1,570
Alphabet Inc. - Class A (a) (b)	8	8,444
Alphabet Inc. - Class C (a) (b)	8	8,678
Apple Inc. (b)	111	18,709
Applied Materials Inc.	81	4,140
Arrow Electronics Inc. (a)	22	1,807
Avnet Inc.	86	3,396
	Shares/Par[1]	Value
Booz Allen Hamilton Holding Corp. - Class A	12	450
Broadcom Ltd.	1	345
Cadence Design Systems Inc. (a)	46	1,911
Cavium Inc. (a)	2	139
CDK Global Inc.	6	426
CDW Corp.	7	519
Cirrus Logic Inc. (a)	23	1,219
Cisco Systems Inc.	121	4,652
Citrix Systems Inc. (a)	23	2,017
Cognizant Technology Solutions Corp. - Class A	57	4,063
Convergys Corp.	63	1,483
CoreLogic Inc. (a)	25	1,148
Dolby Laboratories Inc.	6	387
DST Systems Inc.	27	1,669
DXC Technology Co.	7	703
eBay Inc. (a) (b)	262	9,871
Electronic Arts Inc. (a)	18	1,916
Facebook Inc. - Class A (a) (b)	68	12,002
First Solar Inc. (a)	65	4,356
FLIR Systems Inc.	32	1,513
Fortinet Inc. (a)	27	1,201
HP Inc.	15	318
IAC/InterActiveCorp. (a)	38	4,624
Intel Corp. (b)	162	7,495
International Business Machines Corp. (b)	56	8,542
Intuit Inc.	5	780
Juniper Networks Inc.	85	2,412
KLA-Tencor Corp.	27	2,805
Lam Research Corp.	22	4,013
Manhattan Associates Inc. (a)	13	647
Maxim Integrated Products Inc.	33	1,702
MAXIMUS Inc.	16	1,123
Micron Technology Inc. (a) (b)	216	8,883
Microsoft Corp. (b)	186	15,945
Nvidia Corp.	16	3,034
ON Semiconductor Corp. (a)	53	1,119
Oracle Corp. (b)	275	12,981
QUALCOMM Inc.	38	2,411
Red Hat Inc. (a)	1	129
Science Applications International Corp.	22	1,683
Seagate Technology	47	1,984
Skyworks Solutions Inc.	11	1,089
TE Connectivity Ltd.	25	2,401
Teradyne Inc.	36	1,513
Texas Instruments Inc.	34	3,535
Total System Services Inc.	59	4,673
Versum Materials Inc.	6	217
Western Digital Corp. (b)	103	8,171
Xerox Corp.	29	839
Zynga Inc. - Class A (a)	621	2,485
		212,799
Materials 5.7%
Alcoa Corp. (a)	108	5,796
Cabot Corp.	20	1,224
Celanese Corp. - Class A	45	4,854
Chemours Co.	80	4,015
DowDuPont Inc.	6	419
Eastman Chemical Co.	27	2,473
Freeport-McMoRan Inc. - Class B (a)	231	4,389
Huntsman Corp.	11	372
LyondellBasell Industries NV - Class A (b)	94	10,401
Monsanto Co.	7	785
Reliance Steel & Aluminum Co.	24	2,019
Worthington Industries Inc.	8	336
		37,083
Real Estate 2.8%
American Tower Corp.	5	749
AvalonBay Communities Inc.	2	410
Boston Properties Inc.	3	442
Crown Castle International Corp.	8	935
Digital Realty Trust Inc.	11	1,236
Equinix Inc.	—	136
Equity Residential Properties Inc.	12	746
GGP Inc.	36	847

See accompanying Notes to Financial Statements.

2

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
HCP Inc.	72	1,879
Host Hotels & Resorts Inc.	17	337
Mid-America Apartment Communities Inc.	3	302
ProLogis Inc.	28	1,793
Public Storage	10	2,096
Realty Income Corp.	24	1,391
Simon Property Group Inc.	11	1,976
Ventas Inc.	20	1,182
Vornado Realty Trust	4	290
Welltower Inc.	15	969
Weyerhaeuser Co.	12	418
		18,134
Telecommunication Services 1.1%
AT&T Inc.	91	3,526
Verizon Communications Inc.	69	3,630
		7,156
Utilities 6.1%
Ameren Corp.	65	3,860
American Electric Power Co. Inc.	54	3,989
CenterPoint Energy Inc.	22	625
Consolidated Edison Inc.	23	1,954
DTE Energy Co.	24	2,682
Edison International	74	4,681
Exelon Corp.	124	4,876
MDU Resources Group Inc.	51	1,363
NorthWestern Corp.	10	573
Public Service Enterprise Group Inc. (b)	132	6,780
UGI Corp.	50	2,337
Vistra Energy Corp. (a) (c)	292	5,351
		39,071
Total Common Stocks (cost $728,005)		825,505
SHORT TERM INVESTMENTS 1.5%
Investment Companies 1.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	10,017	10,017
Total Short Term Investments (cost $10,017)		10,017
Total Investments 129.3% (cost $738,022)		835,522
Total Securities Sold Short (29.8)% (proceeds $182,242)		(192,217)
Other Derivative Instruments (0.0)%		(28)
Other Assets and Liabilities, Net 0.5%		2,701
Total Net Assets 100.0%		$645,978

(a)  Non-income producing security.

(b)  All or a portion of the security is pledged or segregated as collateral.

(c)  All or portion of the security was on loan.

(d)  Investment in affiliate.

(e)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

	Shares/Par[1]	Value
SECURITIES SOLD SHORT (29.8%)
COMMON STOCKS (29.8%)
Consumer Discretionary (2.8%)
Advance Auto Parts Inc.	(20)	$(1,964)
Carmax Inc.	(4)	(233)
Domino's Pizza Inc.	(14)	(2,660)
Limited Brands Inc.	(151)	(9,072)
Meredith Corp.	(17)	(1,104)
Penske Automotive Group Inc.	(4)	(190)
Signet Jewelers Ltd.	(21)	(1,186)
TRI Pointe Homes Inc.	(50)	(903)
Wendy's Co.	(43)	(699)
		(18,011)
Consumer Staples (1.5%)
Blue Buffalo Pet Products Inc.	(3)	(108)
Coty Inc. - Class A	(193)	(3,845)
Hain Celestial Group Inc.	(8)	(324)
Post Holdings Inc.	(56)	(4,418)
Snyders-Lance Inc.	(2)	(78)
TreeHouse Foods Inc.	(15)	(724)
		(9,497)
	Shares/Par[1]	Value
Energy (4.7%)
Callon Petroleum Co.	(284)	(3,453)
Centennial Resource Development Inc. - Class A	(14)	(271)
Cheniere Energy Inc.	(121)	(6,527)
Core Laboratories NV	(7)	(803)
Ensco Plc - Class A	(331)	(1,955)
Hess Corp.	(114)	(5,389)
Matador Resources Co.	(5)	(167)
Nabors Industries Ltd.	(267)	(1,824)
SM Energy Co.	(121)	(2,676)
Targa Resources Corp.	(32)	(1,569)
Transocean Ltd.	(217)	(2,315)
Weatherford International Plc	(895)	(3,734)
		(30,683)
Financials (1.7%)
Bank of the Ozarks Inc.	(54)	(2,620)
Charles Schwab Corp.	(53)	(2,712)
Chemical Financial Corp.	(7)	(361)
Stifel Financial Corp.	(36)	(2,162)
Texas Capital Bancshares Inc.	(8)	(707)
United Bankshares Inc.	(66)	(2,285)
		(10,847)
Health Care (8.0%)
Acadia HealthCare Co. Inc.	(75)	(2,440)
Agios Pharmaceuticals Inc.	(45)	(2,586)
Alkermes Plc	(115)	(6,306)
Allergan Plc	(13)	(2,174)
Alnylam Pharmaceuticals Inc.	(2)	(262)
BioMarin Pharmaceutical Inc.	(24)	(2,147)
Bio-Techne Corp.	(10)	(1,347)
DexCom Inc.	(62)	(3,557)
Endo International Plc	(173)	(1,337)
Envision Healthcare Corp.	(196)	(6,773)
Incyte Corp.	(65)	(6,171)
Intrexon Corp.	(38)	(439)
Ionis Pharmaceuticals Inc.	(7)	(376)
Medidata Solutions Inc.	(11)	(686)
Neurocrine Biosciences Inc.	(61)	(4,695)
Opko Health Inc.	(56)	(272)
Perrigo Co. Plc	(42)	(3,647)
Premier Inc. - Class A	(99)	(2,886)
Prestige Brands Holdings Inc.	(52)	(2,313)
Seattle Genetics Inc.	(24)	(1,284)
		(51,698)
Industrials (4.1%)
Genesee & Wyoming Inc. - Class A	(6)	(477)
HEICO Corp.	(21)	(1,996)
HNI Corp.	(4)	(142)
Johnson Controls International Plc	(35)	(1,317)
Middleby Corp.	(8)	(1,121)
NOW Inc.	(41)	(457)
Sensata Technologies Holding NV	(27)	(1,393)
Spirit Airlines Inc.	(10)	(465)
TransDigm Group Inc.	(26)	(7,012)
Wabtec Corp.	(78)	(6,355)
Welbilt Inc.	(97)	(2,281)
XPO Logistics Inc.	(37)	(3,421)
		(26,437)
Information Technology (4.4%)
ACI Worldwide Inc.	(22)	(487)
Advanced Micro Devices Inc.	(253)	(2,598)
Arista Networks Inc.	(7)	(1,679)
Atlassian Corp. Plc - Class A	(42)	(1,898)
Ciena Corp.	(25)	(519)
CommScope Holding Co. Inc.	(35)	(1,313)
Cree Inc.	(25)	(925)
Cypress Semiconductor Corp.	(91)	(1,388)
Diebold Nixdorf Inc.	(40)	(653)
FireEye Inc.	(29)	(415)
First Data Corp. - Class A	(22)	(370)
Guidewire Software Inc.	(13)	(944)
Integrated Device Technology Inc.	(38)	(1,140)
NetScout Systems Inc.	(13)	(409)

See accompanying Notes to Financial Statements.

3

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Palo Alto Networks Inc.	(12)	(1,712)
Pandora Media Inc.	(69)	(332)
ServiceNow Inc.	(7)	(945)
Square Inc. - Class A	(118)	(4,107)
Tableau Software Inc. - Class A	(7)	(460)
Ultimate Software Group Inc.	(6)	(1,400)
ViaSat Inc.	(34)	(2,525)
Zillow Group Inc. - Class C	(51)	(2,070)
		(28,289)
Materials (1.9%)
Albemarle Corp.	(10)	(1,242)
Allegheny Technologies Inc.	(131)	(3,172)
Axalta Coating Systems Ltd.	(57)	(1,851)
Ball Corp.	(111)	(4,194)
Compass Minerals International Inc.	(10)	(712)
Platform Specialty Products Corp.	(46)	(458)
Sealed Air Corp.	(9)	(459)
		(12,088)
Telecommunication Services (0.1%)
Zayo Group Holdings Inc.	(11)	(401)
Utilities (0.6%)
Black Hills Corp.	(28)	(1,662)
FirstEnergy Corp.	(74)	(2,254)
NRG Energy Inc.	(12)	(350)
		(4,266)
Total Common Stocks (proceeds $182,242)		(192,217)
Total Securities Sold Short (29.8%) (proceeds $182,242)		$(192,217)

JNL/BlackRock Global Allocation Fund (a)
COMMON STOCKS 54.8%
Consumer Discretionary 8.3%
Adidas AG	—	$30
Aisin Seiki Co. Ltd.	89	4,997
Alpine Electronics Inc.	27	562
Amazon.com Inc. (b)	35	40,609
Berkeley Group Holdings Plc	107	6,062
Bridgestone Corp.	327	15,198
Brilliance China Automotive Holdings Ltd.	1,346	3,600
Canon Marketing Japan Inc.	34	911
Carnival Plc	2	144
Charter Communications Inc. - Class A (b)	42	13,996
Cheng Shin Rubber Industry Co. Ltd.	495	872
Comcast Corp. - Class A	938	37,554
Compagnie Generale des Etablissements Michelin	40	5,807
Compass Group Plc	—	4
Coway Co. Ltd.	14	1,304
Denso Corp.	213	12,804
DISH Network Corp. - Class A (b)	82	3,923
Dongfeng Motor Group Co. Ltd. - Class H	24	29
Exedy Corp.	24	734
Expedia Inc.	1	172
Ford Motor Co.	2	28
Galaxy Entertainment Group Ltd.	2	16
General Motors Co.	1	29
Genting Singapore Plc	98	96
Goodyear Tire & Rubber Co.	7	227
Guangzhou Automobile Group Co. Ltd. - Class H	6	14
Hero Motocorp Ltd.	25	1,501
Hilton Worldwide Holdings Inc.	1	46
Home Depot Inc.	6	1,128
Hotel Shilla Co. Ltd.	16	1,265
i-Cable Communications Ltd. (b)	135	4
Jawbone Health Hub Inc. (b) (c) (d) (e)	98	133
Kohl's Corp.	4	229
Koito Manufacturing Co. Ltd.	48	3,404
Las Vegas Sands Corp.	2	143
Lear Corp.	3	537
Liberty Broadband Corp. - Class A (b)	25	2,138
Liberty Broadband Corp. - Class C (b)	79	6,750
Liberty Global Plc - Class A (b)	108	3,872
Liberty Global Plc - Class C (b)	1	21
Liberty SiriusXM Group - Class A (b)	93	3,685
	Shares/Par[1]	Value
Liberty SiriusXM Group - Class C (b)	152	6,017
Lowe's Cos. Inc.	21	1,996
Luxottica Group SpA	121	7,440
LVMH Moet Hennessy Louis Vuitton SE	—	13
Magna International Inc.	2	105
Maruti Suzuki India Ltd.	42	6,404
Mazda Motor Corp.	6	75
McDonald's Corp.	6	972
MGM Resorts International	275	9,190
Mohawk Industries Inc. (b)	50	13,914
New Oriental Education & Technology Group - ADR	1	81
Nippon Television Holdings Inc.	90	1,547
NOS SGPS	521	3,430
O'Reilly Automotive Inc. (b)	75	18,097
Panasonic Corp.	4	53
Priceline Group Inc. (b)	—	110
PVH Corp.	2	317
RAI Way SpA	813	4,970
Rakuten Inc.	2	14
Ross Stores Inc.	3	249
Royal Caribbean Cruises Ltd.	3	370
Shimamura Co. Ltd.	7	781
Sodexo SA	50	6,733
Sony Corp.	2	104
Stanley Electric Co. Ltd.	23	947
Subaru Corp. NPV	178	5,656
Sumitomo Electric Industries Ltd.	293	4,948
Suzuki Motor Corp.	356	20,675
Swatch Group AG	1	57
Target Corp.	122	7,967
Tata Motors Ltd. (b)	1	6
Tata Motors Ltd. - Class A (b)	5	18
Time Warner Inc.	1	63
TJX Cos. Inc.	81	6,204
Toho Co. Ltd.	31	1,058
Toyota Industries Corp.	242	15,547
TripAdvisor Inc. (b)	161	5,534
TV Asahi Holdings Corp.	66	1,319
Vivendi SA	—	12
Williams-Sonoma Inc. (f)	113	5,823
Wyndham Worldwide Corp.	6	740
Wynn Resorts Ltd.	4	658
Yum China Holdings Inc.	1	27
		334,819
Consumer Staples 3.2%
Ajinomoto Co. Inc.	447	8,407
Amorepacific Corp.	13	3,667
Anheuser-Busch InBev NV	145	16,185
Associated British Foods Plc	1	33
Brown-Forman Corp. - Class B	—	7
Carlsberg A/S - Class B	—	4
Coca-Cola Co.	3	118
Colgate-Palmolive Co.	14	1,088
ConAgra Brands Inc.	3	126
Constellation Brands Inc. - Class A	3	788
Costco Wholesale Corp.	—	63
CVS Health Corp.	174	12,594
Danone SA	371	31,166
Diageo Plc	—	15
Edgewell Personal Care Co. (b)	186	11,045
Hindustan Unilever Ltd.	2	47
Imperial Brands Plc	2	69
Japan Tobacco Inc.	1	29
JBS SA	11	33
Jeronimo Martins SGPS SA	27	534
Kao Corp.	1	47
Kimberly-Clark Corp.	—	44
Kirin Holdings Co. Ltd.	1	30
Koninklijke Ahold NV	—	3
KT&G Corp.	49	5,296
LG Household & Health Care Ltd.	2	1,911
Mondelez International Inc. - Class A	29	1,247
Nestle SA	307	26,380
PepsiCo Inc.	15	1,753

See accompanying Notes to Financial Statements.

4

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Philip Morris International Inc.	1	137
Procter & Gamble Co.	2	227
Reckitt Benckiser Group Plc	—	28
Seven & I Holdings Co. Ltd.	13	544
Sysco Corp.	—	4
Tiger Brands Ltd.	1	49
Tyson Foods Inc. - Class A	5	406
Unicharm Corp.	2	47
Unilever NV - CVA	2	87
Uni-President Enterprises Corp.	818	1,814
Walgreens Boots Alliance Inc.	1	104
Wal-Mart Stores Inc.	1	109
Want Want China Holdings Ltd.	1,200	1,006
Wesfarmers Ltd.	1	23
WH Group Ltd.	63	71
Wilmar International Ltd.	9	20
Woolworths Group Ltd.	3	68
		127,473
Energy 4.5%
Anadarko Petroleum Corp.	335	17,975
BP Plc - ADR	319	13,403
BP Plc	513	3,627
Chevron Corp.	3	406
CNOOC Ltd.	65	93
Coal India Ltd.	243	1,005
ConocoPhillips Co.	1	56
EnCana Corp.	1,287	17,153
EQT Corp.	93	5,290
Exxon Mobil Corp.	3	276
Formosa Petrochemical Corp.	220	853
Halliburton Co.	1	40
Helmerich & Payne Inc. (f)	6	371
Hindustan Petroleum Corp. Ltd.	4	26
Indian Oil Corp. Ltd.	3	19
Kinder Morgan Inc.	2	36
Marathon Petroleum Corp.	188	12,405
Oil & Natural Gas Corp. Ltd.	359	1,099
ONEOK Inc.	—	25
Phillips 66	6	573
Pioneer Natural Resources Co. (g)	93	16,037
Polski Koncern Naftowy Orlen S.A.	—	13
Polskie Gornictwo Naftowe i Gazownictwo SA	11	21
Reliance Industries Ltd.	1,228	17,769
Repsol SA	1	9
Royal Dutch Shell Plc - Class A	366	12,213
Royal Dutch Shell Plc - Class A	1	22
Royal Dutch Shell Plc - Class A - ADR	234	15,632
Royal Dutch Shell Plc - Class B	4	135
Schlumberger Ltd.	89	5,980
SK Innovation Co. Ltd.	—	57
Suncor Energy Inc.	—	2
Thai Oil PCL	282	897
Thai Oil PCL	28	90
Total SA	163	9,023
Total SA - ADR	6	347
Tupras Turkiye Petrol Rafinerileri A/S	2	72
Valero Energy Corp.	13	1,184
Williams Cos. Inc.	911	27,770
		182,004
Financials 7.7%
ABN AMRO Group NV - CVA	286	9,250
Agricultural Bank of China Ltd. - Class H	145	68
AIA Group Ltd.	1	7
Allianz SE	—	107
Allstate Corp.	100	10,514
Ally Financial Inc.	10	301
American Express Co.	1	85
American International Group Inc.	—	29
Ameriprise Financial Inc.	3	509
AMP Ltd.	4	14
Aon Plc - Class A	1	100
Aviva Plc	3	18
AXA SA	316	9,411
Banco Bradesco SA	—	3
	Shares/Par[1]	Value
Banco do Brasil SA	5	48
Bank of America Corp.	1,406	41,491
Bank of Communications Co. Ltd. - Class H	27	20
Bank of Montreal	—	3
Bank of New York Mellon Corp.	8	439
Bank of Nova Scotia (f)	1	70
Barclays Africa Group Ltd.	2	35
Barclays Plc	19	52
Berkshire Hathaway Inc. - Class B (b)	9	1,713
BNP Paribas SA	1	65
CaixaBank SA	10	47
Capital One Financial Corp.	5	539
Cathay Financial Holding Co. Ltd.	726	1,305
Charles Schwab Corp.	277	14,230
Chubb Ltd.	68	9,981
Citigroup Inc.	308	22,905
Credicorp Ltd.	—	12
Dai-Ichi Life Holdings Inc.	—	6
Danske Bank A/S	2	74
Discover Financial Services	7	527
DNB Bank ASA	2	36
Fifth Third Bancorp	14	435
Franklin Resources Inc.	—	13
Fubon Financial Holding Co. Ltd.	756	1,289
Goldman Sachs Group Inc.	53	13,415
Grupo Financiero Banorte SAB de CV - Class O	2	10
Hartford Financial Services Group Inc.	22	1,235
Hong Kong Exchanges & Clearing Ltd.	1	31
Housing Development Finance Corp.	77	2,055
HSBC Holdings Plc	2,084	21,622
ING Groep NV	723	13,298
JPMorgan Chase & Co.	133	14,263
Kotak Mahindra Bank Ltd.	459	7,286
Legal & General Group Plc	16	59
Lloyds Banking Group Plc	136	126
Marsh & McLennan Cos. Inc.	99	8,053
MetLife Inc.	240	12,124
Mitsubishi UFJ Financial Group Inc.	6	42
Moody's Corp.	—	54
Morgan Stanley	517	27,117
MS&AD Insurance Group Holdings	—	10
Muenchener Rueckversicherungs AG	—	5
National Australia Bank Ltd.	1	27
Nordea Bank AB	3	30
Northern Trust Corp.	1	51
PICC Property & Casualty Co. Ltd. - Class H	2	4
Progressive Corp.	—	6
Prudential Financial Inc.	5	555
Reinsurance Group of America Inc.	4	546
Resona Holdings Inc.	7	42
RMB Holdings Ltd.	3	21
Royal Bank of Canada	1	101
SBI Life Insurance Co. Ltd. (b)	45	487
Skandinaviska Enskilda Banken AB - Class A	3	37
Societe Generale SA	1	49
State Bank of India	924	4,502
State Street Corp.	3	315
Sumitomo Mitsui Financial Group Inc.	398	17,192
SunTrust Banks Inc.	99	6,372
Swedbank AB - Class A	—	3
Swiss Re AG	—	13
Thomson Reuters Corp.	2	102
Tokio Marine Holdings Inc.	187	8,536
Toronto-Dominion Bank	—	26
Travelers Cos. Inc.	11	1,558
UBS Group AG	1,220	22,474
Wells Fargo & Co.	—	15
Woori Bank	1	20
Yes Bank Ltd.	468	2,320
Zurich Insurance Group AG	—	103
		312,063
Health Care 5.2%
AbbVie Inc.	8	762
Acadia HealthCare Co. Inc. (b)	174	5,665

See accompanying Notes to Financial Statements.

5

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Aetna Inc.	5	905
Agilent Technologies Inc.	1	34
Alfresa Holdings Corp.	40	935
Allergan Plc	—	13
Amgen Inc.	5	918
Anthem Inc.	53	11,895
Astellas Pharma Inc.	681	8,676
Baxter International Inc.	30	1,954
Bayer AG	193	24,109
Biogen Inc. (b)	6	1,832
Boston Scientific Corp. (b)	1	36
Bristol-Myers Squibb Co.	—	14
Celgene Corp. (b)	1	113
Express Scripts Holding Co. (b)	2	156
Gilead Sciences Inc.	236	16,878
GlaxoSmithKline Plc	618	11,032
GW Pharmaceuticals Plc - ADS (b) (f)	23	3,094
HCA Healthcare Inc. (b)	237	20,782
Hoya Corp.	173	8,641
Illumina Inc. (b)	—	28
IQVIA Holdings Inc. (b)	—	13
Johnson & Johnson	13	1,770
McKesson Corp.	2	281
Medipal Holdings Corp.	46	894
Medtronic Plc	15	1,173
Merck & Co. Inc.	1	48
Mitsubishi Tanabe Pharma Corp.	1	23
NMC Health Plc	382	14,912
Novartis AG	1	82
Olympus Corp.	1	38
Otsuka Holdings Co. Ltd.	20	878
Pfizer Inc.	754	27,315
Roche Holding AG	1	167
Sanofi SA	124	10,722
Shionogi & Co. Ltd.	2	114
Siloam International Hospitals Tbk PT (b)	5,847	4,119
Stryker Corp.	8	1,231
Suzuken Co. Ltd.	20	831
Tenet Healthcare Corp. (b) (f)	299	4,530
TESARO Inc. (b) (f)	40	3,275
Thermo Fisher Scientific Inc.	7	1,314
UCB SA	—	8
UnitedHealth Group Inc.	9	2,079
Zimmer Biomet Holdings Inc.	122	14,772
		209,061
Industrials 6.6%
3M Co.	2	544
A P Moller - Maersk A/S - Class A	—	22
A P Moller - Maersk A/S - Class B	—	47
ABB Ltd.	1	40
Aena SME SA	1	127
Asahi Glass Co. Ltd.	1	56
Atlantia SpA	—	14
Azul SA - ADR (b)	331	7,880
BAE Systems Plc	706	5,475
Boeing Co.	3	1,018
Canadian National Railway Co.	1	62
Caterpillar Inc.	2	387
China Communications Constructions Co. Ltd. - Class H	3	3
Cie de Saint-Gobain	105	5,802
ComfortDelgro Corp. Ltd.	634	940
COMSYS Holdings Corp.	41	1,175
CSX Corp.	—	17
Cummins Inc.	2	356
Daikin Industries Ltd.	45	5,372
Dassault Aviation SA	4	6,746
Delta Air Lines Inc.	7	380
Deutsche Post AG	2	112
Doosan Bobcat Inc.	194	6,504
East Japan Railway Co.	198	19,302
Eaton Corp. Plc	1	99
Emerson Electric Co.	—	16
Experian Plc	—	6
Fortune Brands Home & Security Inc.	103	7,018
	Shares/Par[1]	Value
GEA Group AG	99	4,760
General Dynamics Corp.	3	607
General Electric Co.	895	15,612
GS Yuasa Corp.	158	787
Hino Motors Ltd.	70	910
Illinois Tool Works Inc.	3	534
Ingersoll-Rand Plc	1	73
Japan Airlines Co. Ltd.	393	15,378
Jardine Matheson Holdings Ltd.	20	1,197
Kamigumi Co. Ltd.	36	797
Kansas City Southern	120	12,614
Kinden Corp.	120	1,960
Kintetsu Corp.	1	27
Komatsu Ltd.	270	9,784
Koninklijke Philips Electronics NV	722	27,311
Kubota Corp.	283	5,558
Kyudenko Corp.	20	948
Kyushu Railway Co.	115	3,575
Mabuchi Motor Co. Ltd.	29	1,549
Maeda Road Construction Co. Ltd.	49	1,124
Manpower Inc.	3	352
Marubeni Corp.	7	48
Masco Corp.	18	809
Meggitt Plc	695	4,529
Mitsubishi Electric Corp.	897	14,911
Nichias Corp.	50	667
Nippo Corp.	46	1,075
Norfolk Southern Corp.	—	29
Northrop Grumman Systems Corp.	3	780
Okumura Corp.	44	1,801
PACCAR Inc.	1	85
Randstad Holding NV	80	4,919
Raytheon Co.	3	544
Republic Services Inc.	—	18
Rockwell Automation Inc.	3	517
Safran SA	92	9,473
Sandvik AB	2	28
Seino Holdings Corp.	51	810
SGS SA	—	70
Siemens AG	36	4,962
SKF AB - Class B	319	7,089
Smiths Group Plc	285	5,736
Taisei Corp.	—	15
Thales SA	—	20
Toda Corp.	215	1,721
Toshiba Corp. (b)	42	119
Union Pacific Corp.	—	36
United Continental Holdings Inc. (b) (g)	266	17,934
United Rentals Inc. (b)	4	718
United Technologies Corp.	—	19
Vinci SA	62	6,315
Volvo AB - Class B	4	81
WABCO Holdings Inc. (b)	3	462
Waste Management Inc.	1	48
West Japan Railway Co.	76	5,517
		266,882
Information Technology 10.0%
Accenture Plc - Class A	5	754
Activision Blizzard Inc.	95	6,043
Adobe Systems Inc. (b)	5	923
Alibaba Group Holding Ltd. - ADS (b)	42	7,192
Alliance Data Systems Corp.	1	370
Alphabet Inc. - Class A (b)	—	245
Alphabet Inc. - Class C (b)	40	41,445
Amadeus IT Group SA	—	8
Amdocs Ltd.	10	676
Apple Inc.	315	53,316
Applied Materials Inc.	2	128
Autodesk Inc. (b)	—	8
Automatic Data Processing Inc.	—	19
Broadcom Ltd.	—	4
CA Inc.	3	107
Catcher Technology Co. Ltd.	1	11
Check Point Software Technologies Ltd. (b)	1	106

See accompanying Notes to Financial Statements.

6

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Chimei Innolux Corp.	61	25
Cisco Systems Inc.	1	48
Cloudera Inc. (b) (f)	534	8,827
Cognizant Technology Solutions Corp. - Class A	—	31
CommScope Holding Co. Inc. (b)	317	11,997
Corning Inc.	1	37
Dell Technologies Inc. - Class V (b)	1	79
DXC Technology Co.	1	54
eBay Inc. (b)	3	107
Ei Towers SpA	118	7,573
Electronic Arts Inc. (b)	58	6,135
Facebook Inc. - Class A (b)	147	25,913
FleetCor Technologies Inc. (b) (g)	90	17,350
Fujitsu Ltd.	19	135
Global Payments Inc.	63	6,330
HCL Technologies Ltd.	2	26
Hewlett Packard Enterprise Co.	4	59
Hitachi Ltd.	18	140
Hon Hai Precision Industry Co. Ltd.	390	1,246
HP Inc.	6	133
Infosys Ltd.	858	14,025
Intel Corp.	16	751
International Business Machines Corp.	74	11,300
Intuit Inc.	6	882
Japan Aviation Electronics Industry Ltd.	47	796
Keyence Corp.	3	1,679
KLA-Tencor Corp.	5	561
Lam Research Corp.	—	80
LG Display Co. Ltd.	1	16
Lookout Inc. (b) (c) (d) (e)	21	4
MasterCard Inc. - Class A	53	8,028
Micron Technology Inc. (b)	2	65
Microsoft Corp.	834	71,323
Motorola Solutions Inc.	—	15
Murata Manufacturing Co. Ltd.	63	8,408
NEC Electronics Corp. (b) (f)	279	3,243
Nokia Oyj	2,057	9,642
Nvidia Corp.	—	13
Oracle Corp.	3	140
Pegatron Corp.	35	85
Pure Storage Inc. - Class A (b)	436	6,912
QUALCOMM Inc.	517	33,126
Rohm Co. Ltd.	112	12,345
Samsung Electronics Co. Ltd.	—	201
SAP SE	1	120
SK Hynix Inc.	1	50
Snap Inc. - Class A (b) (f)	373	5,447
Symantec Corp.	—	9
Taiwan Semiconductor Manufacturing Co. Ltd.	166	1,279
Tech Mahindra Ltd.	3	24
Tencent Holdings Ltd.	1	36
Texas Instruments Inc.	1	134
Tokyo Electron Ltd.	—	54
VeriSign Inc. (b)	6	727
Visa Inc. - Class A	68	7,769
VMware Inc. - Class A (b) (f)	51	6,447
Western Digital Corp.	5	395
		403,731
Materials 3.4%
Agrium Inc.	—	35
Air Products & Chemicals Inc.	146	23,930
Amcor Ltd.	1	11
Anglo American Plc	—	7
Asahi Kasei Corp.	503	6,499
Axalta Coating Systems Ltd. (b)	247	7,991
Barrick Gold Corp.	1	18
BASF SE	1	101
BHP Billiton Ltd.	3	62
Cemex SAB de CV - Series A (b) (h)	155	116
Crown Holdings Inc. (b)	7	421
Daicel Corp.	147	1,673
Dowa Holdings Co. Ltd.	19	758
DowDuPont Inc.	441	31,385
Eregli Demir ve Celik Fabrikalari TAS	5	14
	Shares/Par[1]	Value
Evonik Industries AG	142	5,349
Formosa Chemicals & Fibre Corp.	308	1,066
Formosa Plastics Corp.	328	1,087
Hitachi Chemical Co. Ltd.	149	3,832
Honam Petrochemical Corp.	—	20
Huntsman Corp.	7	246
International Paper Co.	10	601
Kuraray Co. Ltd.	51	962
LG Chem Ltd.	5	2,012
LyondellBasell Industries NV - Class A	1	84
Monsanto Co.	1	137
Nan Ya Plastics Corp.	411	1,076
Nitto Denko Corp.	78	6,902
Packaging Corp. of America	6	783
Platinum Group Metals Ltd. (b) (f)	101	30
Platinum Group Metals Ltd. (b) (f)	709	216
POSCO	5	1,591
Praxair Inc.	—	33
PTT Global Chemical PCL	620	1,605
PTT Global Chemical PCL	62	160
Rio Tinto Ltd.	1	53
Rio Tinto Plc	1	52
Sesa Sterlite Ltd.	5	26
Shin-Etsu Chemical Co. Ltd.	176	17,876
Siam Cement PCL - NVDR	88	1,305
Siam Cement PCL	14	209
Teck Resources Ltd. - Class B	2	63
Toagosei Co. Ltd.	48	609
Tokyo Steel Manufacturing Co. Ltd.	137	1,226
Toray Industries Inc.	542	5,118
Ube Industries Ltd.	138	4,051
Vale SA	3	38
WestRock Co.	108	6,839
Yamato Kogyo Co. Ltd.	28	805
		139,083
Real Estate 1.3%
American Tower Corp.	6	856
CapitaLand Ltd.	2,883	7,609
Country Garden Holdings Co. Ltd.	2	4
Equity Residential Properties Inc.	1	87
Hang Lung Properties Ltd.	293	716
HCP Inc.	2	49
Hongkong Land Holdings Ltd.	6	40
Link REIT	180	1,666
Longfor Properties Co. Ltd.	8	20
Sino Land Co.	538	954
St. Joe Co. (b)	301	5,442
Stockland	8	28
Sun Hung Kai Properties Ltd.	1,075	17,953
Swire Pacific Ltd. - Class A	116	1,069
Swire Properties Ltd.	7	21
Unibail-Rodamco SE	25	6,243
Vonovia SE	140	6,978
Vornado Realty Trust	—	37
Weyerhaeuser Co.	1	50
Wharf Holdings Ltd.	181	625
Wharf Real Estate Investment Co. Ltd. (b)	187	1,245
		51,692
Telecommunication Services 2.3%
Advanced Info Service PCL	233	1,363
Advanced Info Service PCL	89	524
AT&T Inc.	2	71
Cellnex Telecom SAU	494	12,679
China Mobile Ltd.	12	122
China Telecom Corp. Ltd. - Class H	48	23
Chunghwa Telecom Co. Ltd.	1,923	6,850
Deutsche Telekom AG	325	5,785
Far EasTone Telecommunications Co. Ltd.	1,060	2,617
HKT Trust	767	978
Intouch Holdings PCL	2	3
Intouch Holdings PCL - NVDR	825	1,425
KDDI Corp.	53	1,331
MTN Group Ltd.	—	3
Nippon Telegraph & Telephone Corp.	28	1,300

See accompanying Notes to Financial Statements.

7

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
NTT DoCoMo Inc.	—	7
Singapore Telecommunications Ltd.	631	1,684
SK Telecom Co. Ltd.	6	1,530
Taiwan Mobile Co. Ltd.	949	3,427
Telecom Italia SpA	285	205
Telecom Italia SpA (b)	11,133	9,651
Telefonica SA	5	47
Telenor ASA	1	22
Telstra Corp. Ltd.	4	11
Verizon Communications Inc.	218	11,562
Vodafone Group Plc	7,191	22,889
Vodafone Group Plc - ADR	193	6,153
		92,262
Utilities 2.3%
AGL Energy Ltd.	1	13
CenterPoint Energy Inc.	8	221
Centrica Plc	17	31
CEZ A/S	71	1,663
China Resources Power Holdings Co. Ltd.	30	56
CK Infrastructure Holdings Ltd.	141	1,207
CLP Holdings Ltd.	146	1,488
Dominion Energy Inc.	20	1,656
E.ON SE	8	84
Enel SpA	1,631	10,055
Engie SA	—	7
FirstEnergy Corp.	—	4
GAIL India Ltd.	3	24
Gas Natural SDG SA	122	2,827
Innogy SE	591	23,233
National Grid Plc	37	443
NextEra Energy Inc.	127	19,835
NextEra Energy Partners LP	135	5,812
PG&E Corp.	1	45
PGE SA (b)	17	58
Power Assets Holdings Ltd.	127	1,066
Sempra Energy	67	7,115
Snam Rete Gas SpA	144	706
SSE Plc	3	49
Tokyo Gas Co. Ltd.	568	13,007
Vistra Energy Corp. (b)	103	1,886
		92,591
Total Common Stocks (cost $1,822,929)		2,211,661
TRUST PREFERRED 0.2%
Financials 0.2%
Citigroup Capital XIII, 7.75%, 10/30/40	133	3,648
GMAC Capital Trust I, 7.20%, 02/15/40	148	3,852
Total Trust Preferreds (cost $7,406)		7,500
PREFERRED STOCKS 1.6%
Energy 0.0%
Petroleo Brasileiro SA (b) (h)	3	17
Financials 0.3%
Banco Bradesco SA (h)	2	22
Itau Unibanco Holding SA (h)	3	38
Mandatory Exchangeable Trust, 5.75%, 06/03/19 (h) (i)	58	11,259
Wells Fargo & Co. - Series L, 7.50% (h) (j)	1	1,593
		12,912
Health Care 0.3%
Anthem Inc., 5.25%, 05/01/18 (h)	148	8,274
Grand Rounds Inc. - Series C (b) (c) (d) (e)	639	1,821
		10,095
Information Technology 0.6%
Domo Inc. - Series E (b) (c) (d) (e)	654	4,101
Dropbox Inc. - Series C (b) (c) (d) (e)	408	4,589
Lookout Inc. - Series F (b) (c) (d) (e)	284	2,648
Palantir Technologies Inc. - Series I (b) (c) (d) (e)	512	2,906
Samsung Electronics Co. Ltd.	—	84
Uber Technologies Inc. (b) (c) (d) (e)	303	9,994
		24,322
Real Estate 0.2%
Crown Castle International Corp. - Series A, 6.88%, 08/01/20 (h)	5	5,571
	Shares/Par[1]	Value
Welltower Inc., 6.50% (h) (j)	57	3,383
		8,954
Utilities 0.2%
Dominion Resources Inc. - Series A, 6.75%, 08/15/19 (f) (h)	120	6,218
Total Preferred Stocks (cost $54,524)		62,518
WARRANTS 0.0%
Quintis Ltd. (b) (c) (d)	370	—
TFS Corp. Ltd. (b) (c) (d)	105	—
Total Warrants (cost $0)		—
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.1%
Logistics UK 2015 Plc
Series 2015-F-1A, 4.13%, (3M GB LIBOR + 3.60%), 08/20/18, GBP (d) (e) (k)	2,100	2,841
Total Non-U.S. Government Agency Asset-Backed Securities (cost $3,230)		2,841
CORPORATE BONDS AND NOTES 4.1%
Consumer Discretionary 0.1%
NBCUniversal Enterprise Inc.
5.25%, (callable at 100 beginning 03/19/21) (i) (j)	2,238	2,366
Consumer Staples 0.1%
Celestial Nutrifoods Ltd.
0.00%, 06/12/11, SGD (b) (c) (d) (h) (l)	400	—
China Milk Products Group Ltd.
0.00%, 01/05/12 (b) (c) (d) (h) (l)	100	1
Danone SA
2.59%, 11/02/23 (i)	3,120	3,039
Edgewell Personal Care Co.
4.70%, 05/19/21 - 05/24/22	3,075	3,169
REI Agro Ltd.
0.00%, 11/13/14 (b) (d) (e) (h) (l)	813	3
		6,212
Energy 0.3%
Petroleos Mexicanos
5.19%, (3M US LIBOR + 3.65%), 03/11/22 (i) (k)	3,093	3,380
4.63%, 09/21/23	7,160	7,360
		10,740
Financials 1.7%
Ally Financial Inc.
3.50%, 01/27/19	1,906	1,916
American Express Co.
4.90%, (callable at 100 beginning 03/15/20) (j)	1,879	1,926
Bank of America Corp.
3.30%, 01/11/23	3,194	3,271
4.00%, 01/22/25	1,519	1,580
Bayer Capital Corp. BV
5.63%, 11/22/19, EUR (h) (i)	5,800	7,900
CapitaLand Ltd.
1.95%, 10/17/23, SGD (h) (i)	3,000	2,258
Citigroup Inc.
5.87%, (callable at 100 beginning 03/27/20) (f) (j)	3,527	3,656
2.70%, 03/30/21	2,925	2,932
2.90%, 12/08/21	1,369	1,375
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.95%, 11/09/22	873	909
Dana Gas Sukuk Ltd.
0.00%, 10/31/17 (b) (d) (e) (h) (l)	4,947	4,063
General Motors Financial Co. Inc.
3.45%, 04/10/22	1,202	1,217
Goldman Sachs Group Inc.
5.38%, (callable at 100 beginning 05/10/20) (j)	3,027	3,121
HSBC Holdings Plc
6.37%, (callable at 100 beginning 09/17/24) (h) (j)	5,500	5,878
ING Groep NV
6.00%, (callable at 100 beginning 04/16/20) (f) (h) (j)	1,440	1,490
JPMorgan Chase & Co.
4.35%, 08/15/21	1,234	1,307
2.36%, (3M US LIBOR + 1.00%), 01/15/23 (k)	3,318	3,375

See accompanying Notes to Financial Statements.

8

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Lloyds Bank Plc
13.00%, (callable at 126 beginning 01/21/29), GBP (j)	2,746	6,957
Morgan Stanley
5.45%, (callable at 100 beginning 07/15/19) (j)	2,152	2,209
Petrobras Global Finance BV
6.13%, 01/17/22	2,709	2,877
7.38%, 01/17/27	3,155	3,476
Prudential Financial Inc.
5.87%, 09/15/42 (k)	1,670	1,824
5.63%, 06/15/43 (k)	1,106	1,199
Santander Holdings USA Inc.
3.70%, 03/28/22 (i)	800	811
Synchrony Financial
3.75%, 08/15/21	793	813
UBS Group AG
4.13%, 09/24/25 (i)	1,805	1,892
USB Capital IX
3.50%, (3M US LIBOR + 1.02%), (callable at 100 beginning 02/05/18) (j) (k)	759	683
		70,915
Health Care 0.3%
Actavis Funding SCS
3.45%, 03/15/22	2,759	2,803
Becton Dickinson & Co.
3.13%, 11/08/21	2,808	2,831
2.89%, 06/06/22	2,295	2,281
3.36%, 06/06/24	1,265	1,268
Bio City Development Co. BV
0.00%, 07/06/18 (b) (c) (d) (e) (h) (l)	600	157
Forest Laboratories Inc.
5.00%, 12/15/21 (i)	1,349	1,441
		10,781
Industrials 0.1%
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (j)	2,981	3,069
Inversiones Alsacia SA
0.00%, 12/31/18 (b) (d) (e) (l)	2,314	61
Odebrecht Finance Ltd.
4.38%, 04/25/25 (i)	1,845	544
		3,674
Information Technology 0.3%
Activision Blizzard Inc.
2.30%, 09/15/21	775	765
AliphCom Inc.
0.00%, 04/01/20 (c) (d) (e) (h) (m)	13,943	57
Apple Inc.
3.35%, 02/09/27	4,976	5,105
3.20%, 05/11/27	4,781	4,840
eBay Inc.
2.75%, 01/30/23	1,520	1,504
		12,271
Materials 0.2%
Sherwin-Williams Co.
2.75%, 06/01/22	1,070	1,066
TFS Corp. Ltd.
0.00%, 08/01/23 (b) (d) (e) (f) (l)	9,935	7,451
		8,517
Real Estate 0.0%
Trust F/1401
5.25%, 12/15/24 (f) (i)	1,209	1,282
Telecommunication Services 1.0%
AT&T Inc.
3.00%, 06/30/22	4,497	4,505
2.85%, 02/14/23	4,380	4,385
4.45%, 04/01/24	717	758
3.40%, 08/14/24	7,898	7,921
Hughes Satellite Systems Corp.
7.63%, 06/15/21	478	527
Intelsat Jackson Holdings SA
7.50%, 04/01/21	2,485	2,263
8.00%, 02/15/24 (f) (i)	817	861
	Shares/Par[1]	Value
Telecom Italia SpA
5.30%, 05/30/24 (i)	2,543	2,726
Verizon Communications Inc.
3.13%, 03/16/22	14,430	14,619
2.63%, 08/15/26	1,412	1,330
		39,895
Total Corporate Bonds And Notes (cost $182,583)		166,653
SENIOR LOAN INTERESTS 0.3%
Consumer Discretionary 0.1%
Hilton Worldwide Finance LLC
Term Loan B-2, 3.55%, (3M LIBOR + 2.00%), 10/25/23 (k)	4,852	4,874
Energy 0.1%
Fieldwood Energy LLC
Term Loan, 8.33%, (3M LIBOR + 7.00%), 08/31/20 (k)	486	437
Term Loan, 8.46%, (3M LIBOR + 7.13%), 09/24/20 (k)	656	450
Term Loan, 8.46%, (1Y LIBOR + 7.13%), 09/24/20 (k)	1,104	354
Seadrill Partners Finco LLC
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 02/12/21 (k)	5,618	4,523
		5,764
Financials 0.1%
Sheridan Investment Partners II LP
Term Loan, 4.98%, (3M LIBOR + 3.50%), 12/02/20 (k)	622	537
Term Loan, 4.98%, (3M LIBOR + 3.50%), 12/02/20 (d) (k)	3,256	2,811
		3,348
Total Senior Loan Interests (cost $16,293)		13,986
GOVERNMENT AND AGENCY OBLIGATIONS 24.4%
Sovereign 9.1%
Argentina Republic Government International Bond
3.88%, 01/15/22, EUR (e)	1,919	2,427
5.63%, 01/26/22 (f)	7,515	7,938
3.38%, 01/15/23, EUR	3,890	4,763
7.50%, 04/22/26	6,829	7,734
6.88%, 04/22/21 - 01/26/27	8,447	9,229
Australia Government Bond
5.75%, 05/15/21, AUD (e)	18,149	15,809
5.50%, 04/21/23, AUD (e)	20,304	18,314
2.75%, 04/21/24, AUD (e)	48,356	38,362
3.00%, 03/21/47, AUD (e)	12,120	8,840
Brazil Government International Bond
4.63%, 01/13/28 (f)	10,174	10,223
5.00%, 01/27/45	7,299	6,797
5.63%, 02/21/47 (f)	2,774	2,833
Brazil Notas do Tesouro Nacional
10.00%, 01/01/23 - 01/01/27, BRL	114,101	34,445
Bundesrepublik Deutschland
0.00%, 08/15/26, EUR (e) (m)	16,385	19,212
Canada Government Bond
0.50%, 08/01/18, CAD	38,557	30,618
0.75%, 03/01/21, CAD	9,547	7,373
Export-Import Bank of Korea
2.88%, 09/17/18	1,297	1,301
2.63%, 12/30/20	2,372	2,349
Hungary Government International Bond
6.38%, 03/29/21	8,192	9,103
Indonesia Government International Bond
4.88%, 05/05/21 (e)	953	1,016
3.70%, 01/08/22 (i)	1,335	1,372
Italy Buoni Poliennali Del Tesoro
1.85%, 05/15/24, EUR	4,995	6,204
Japan Government Bond
0.10%, 03/15/18, JPY	2,056,950	18,269
0.10%, 10/15/18, JPY	2,693,300	23,956
Mexico Bonos
8.50%, 12/13/18, MXN	274,041	14,053
6.50%, 06/09/22, MXN	269,815	13,151

See accompanying Notes to Financial Statements.

9

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Poland Government Bond
3.25%, 07/25/25, PLN	35,387	10,276
2.50%, 07/25/26 - 07/25/27, PLN	153,304	41,378
Poland Government International Bond
5.00%, 03/23/22	1,324	1,450
United Kingdom Gilt Treasury Bond
2.00%, 09/07/25, GBP	508	736
		369,531
Treasury Inflation Indexed Securities 0.3%
Brazil Inflation Indexed Notas do Tesouro Nacional
6.00%, 08/15/22, BRL (n)	11,033	10,861
U.S. Treasury Securities 15.0%
U.S. Treasury Note
1.25%, 12/15/18 (o)	11,000	10,942
1.13%, 07/31/21	8,182	7,912
2.00%, 10/31/22 - 11/30/22	261,538	259,228
2.13%, 09/30/24	97,279	96,048
2.25%, 10/31/24 - 11/15/27	232,980	230,562
		604,692
Total Government And Agency Obligations (cost $980,014)		985,084
INVESTMENT COMPANIES 3.7%
ETFS Gold Trust (b) (o)	16	1,974
ETFS Physical Palladium Trust (b) (o)	26	2,598
ETFS Platinum Trust (b) (o)	22	1,911
iShares Gold Trust Fund (b) (o) (p)	741	9,265
SPDR Gold Trust ETF (b) (g) (o)	1,094	135,230
Total Investment Companies (cost $151,847)		150,978
SHORT TERM INVESTMENTS 11.4%
Securities Lending Collateral 1.2%
Securities Lending Cash Collateral Fund LLC, 1.30% (p) (q)	47,091	47,091
Treasury Securities 10.2%
U.S. Treasury Bill
1.15%, 01/04/18 - 02/01/18 (r)	144,000	143,916
1.08%, 01/11/18 (r)	14,000	13,995
1.22%, 02/08/18 (r)	25,000	24,967
1.13%, 01/02/18 - 02/15/18 (r)	230,000	229,866
		412,744
Total Short Term Investments (cost $459,849)		459,835
Total Investments 100.6% (cost $3,678,675)		4,061,056
Total Purchased Options 0.4% (cost $13,340)		16,104
Other Derivative Instruments 0.2%		8,361
Other Assets and Liabilities, Net (1.2)%		(49,529)
Total Net Assets 100.0%		$4,035,992

(a)  Consolidated Schedule of Investments.

(b)  Non-income producing security.

(c)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f)  All or portion of the security was on loan.

(g)  All or a portion of the security is subject to a written call option.

(h)   Convertible security.

(i)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $41,131 and 1.0%, respectively.

(j)  Perpetual security. Next contractual call date presented, if applicable.

Shares/Par[1]	Value

(k)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(l)   Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(m)   Security issued with a zero coupon. Income is recognized through the accretion of discount.

(n)   Treasury inflation indexed note, par amount is not adjusted for inflation.

(o)  All or a portion of the security is held in the respective subsidiary. See Significant Accounting Policies, Basis of Consolidation in the Notes to Financial Statements.

(p)   Investment in affiliate.

(q)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(r)   The coupon rate represents the yield to maturity.

JNL/Boston Partners Global Long Short Equity Fund
COMMON STOCKS 96.7%
Consumer Discretionary 7.1%
Comcast Corp. - Class A (a)	163	$6,508
Haseko Corp.	231	3,592
Priceline Group Inc. (b)	2	3,658
Sumitomo Electric Industries Ltd.	222	3,751
Suzuki Motor Corp.	57	3,298
Time Warner Inc.	50	4,553
TJX Cos. Inc.	56	4,306
Twenty-First Century Fox Inc. - Class A	123	4,245
Videocon d2h Ltd. - ADR (a) (b)	465	4,418
WH Smith Plc	111	3,523
WPP Plc	137	2,477
		44,329
Consumer Staples 7.4%
Asahi Breweries Ltd.	97	4,791
Coca-Cola Bottlers Japan Inc.	82	2,987
Coca-Cola European Partners Plc	118	4,689
Kirin Holdings Co. Ltd.	142	3,588
Koninklijke Ahold NV	100	2,212
Matsumotokiyoshi Holdings Co. Ltd.	86	3,540
Nomad Holdings Ltd. (a) (b)	319	5,395
Seven & I Holdings Co. Ltd.	114	4,731
Tesco Plc	1,156	3,270
WH Group Ltd.	9,361	10,572
		45,775
Energy 8.6%
Andeavor Corp. (a)	62	7,074
Boardwalk Pipeline Partners LP (a)	149	1,930
Cabot Oil & Gas Corp.	180	5,160
Diamondback Energy Inc. (b)	51	6,389
EQT Corp. (a)	66	3,763
Jagged Peak Energy Inc. (b) (c)	142	2,246
Parsley Energy Inc. - Class A (a) (b)	194	5,699
Pioneer Natural Resources Co. (a)	28	4,816
Royal Dutch Shell Plc - Class A	241	8,101
RSP Permian Inc. (b)	92	3,750
YPF SA - Class D - ADR	213	4,875
		53,803
Financials 21.3%
Allianz SE	16	3,653
Allstate Corp. (a)	65	6,769

See accompanying Notes to Financial Statements.

10

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
American Express Co. (a)	58	5,725
Aviva Plc	997	6,831
AXA SA	250	7,438
Bank of America Corp. (a)	235	6,934
Bank Rakyat Indonesia Persero Tbk PT	12,233	3,286
Berkshire Hathaway Inc. - Class B (a) (b)	39	7,683
Chubb Ltd. (a)	42	6,124
Citigroup Inc. (a)	181	13,496
Direct Line Insurance Group Plc	764	3,945
East West Bancorp Inc.	60	3,662
Everest Re Group Ltd.	21	4,645
Goldman Sachs Group Inc.	30	7,547
Lloyds Banking Group Plc	8,344	7,692
Loews Corp. (a)	54	2,704
Muenchener Rueckversicherungs AG	21	4,552
Nomura Holdings Inc.	524	3,090
SunTrust Banks Inc. (a)	78	5,021
Swiss Re AG	67	6,241
Tokio Marine Holdings Inc.	108	4,902
Validus Holdings Ltd.	56	2,631
Wells Fargo & Co.	58	3,497
Zenkoku Hosho Co. Ltd.	101	4,341
		132,409
Health Care 8.8%
Anthem Inc. (a) (d)	34	7,543
CIGNA Corp.	16	3,328
ConvaTec Group Plc	848	2,356
Laboratory Corp. of America Holdings (a) (b)	68	10,780
Merck & Co. Inc. (a)	111	6,238
Novo Nordisk A/S - Class B	115	6,216
Pfizer Inc. (a)	132	4,780
Roche Holding AG	33	8,246
Shire Plc	102	5,361
		54,848
Industrials 9.7%
ABB Ltd.	274	7,347
Air Lease Corp. - Class A (a)	96	4,592
Bollore SA	744	4,039
Eaton Corp. Plc (a)	112	8,811
Ebara Corp.	53	2,016
Fuji Electric Holdings Co. Ltd.	1,140	8,602
Honeywell International Inc.	22	3,388
Northrop Grumman Systems Corp. (a)	15	4,639
Raytheon Co. (d)	1	247
Siemens AG	23	3,188
Teleperformance	21	2,986
United Technologies Corp. (a)	32	4,019
Vinci SA	63	6,405
		60,279
Information Technology 22.2%
Alphabet Inc. - Class C (a) (b)	10	10,089
Alps Electric Co. Ltd.	202	5,767
Capgemini SA	44	5,283
Cisco Systems Inc. (a)	131	5,018
DXC Technology Co. (a)	87	8,213
eBay Inc. (a) (b)	159	6,003
Flextronics International Ltd. (a) (b)	619	11,138
Hon Hai Precision Industry Co. Ltd.	1,005	3,216
HP Inc. (a)	216	4,546
Leidos Holdings Inc. (a)	115	7,429
Marvell Technology Group Ltd.	263	5,639
Microsoft Corp. (a)	219	18,717
NetApp Inc.	133	7,348
NetEase.com Inc. - ADR	6	2,004
NHN Corp.	4	3,291
Oracle Corp. (a)	284	13,451
PayPal Holdings Inc. (a) (b)	47	3,451
Samsung Electronics Co. Ltd.	2	4,935
Sumco Corp.	156	3,983
TE Connectivity Ltd.	57	5,416
Yahoo! Japan Corp. (c)	648	2,969
		137,906
	Shares/Par[1]	Value
Materials 8.4%
ALPEK SA de CV - Class I	1,954	2,333
BHP Billiton Ltd.	98	2,251
Cemex SAB de CV - ADR (b)	520	3,900
CRH Plc	207	7,445
DowDuPont Inc. (a)	56	3,996
LG Chem Ltd.	7	2,615
RPC Group Plc	525	6,262
Steel Dynamics Inc.	148	6,386
Ternium SA - ADR	90	2,858
Tokuyama Corp.	130	4,246
Trinseo SA	64	4,645
WestRock Co. (a)	86	5,422
		52,359
Telecommunication Services 2.5%
KDDI Corp.	173	4,303
KT Corp. - ADR	59	915
LG Uplus Corp.	118	1,556
Vodafone Group Plc	2,731	8,692
		15,466
Utilities 0.7%
E.ON SE	417	4,551
Total Common Stocks (cost $520,084)		601,725
PREFERRED STOCKS 0.8%
Consumer Discretionary 0.8%
Volkswagen AG (e)	23	4,625
Total Preferred Stocks (cost $3,765)		4,625
Total Investments 97.5% (cost $523,849)		606,350
Total Securities Sold Short (47.4)% (proceeds $268,686)		(294,673)
Other Derivative Instruments (0.1)%		(351)
Other Assets and Liabilities, Net 50.0%		310,777
Total Net Assets 100.0%		$622,103

(a)  All or a portion of the security is pledged or segregated as collateral.

(b)   Non-income producing security.

(c)  All or portion of the security was on loan.

(d)   All or a portion of the security is subject to a written call option.

(e)   Convertible security.

SECURITIES SOLD SHORT (47.4%)
COMMON STOCKS (47.4%)
Consumer Discretionary (9.6%)
Asics Corp.	(155)	$(2,468)
Benesse Holdings Inc.	(34)	(1,203)
Carmax Inc.	(32)	(2,051)
Cineplex Inc.	(41)	(1,218)
Cracker Barrel Old Country Store Inc.	(12)	(1,834)
CyberAgent Inc.	(79)	(3,105)
Dentsu Inc.	(72)	(3,058)
Domino's Pizza Enterprises Ltd.	(57)	(2,074)
Domino's Pizza Inc.	(10)	(1,821)
Fox Factory Holding Corp.	(47)	(1,810)
Harley-Davidson Inc.	(40)	(2,017)
Inditex SA	(34)	(1,183)
iRobot Corp.	(24)	(1,859)
Kingfisher Plc	(385)	(1,759)
Manchester United Plc - Class A	(95)	(1,883)
McDonald's Holdings Co. Japan Ltd.	(29)	(1,259)
Netflix Inc.	(9)	(1,806)
Nike Inc. - Class B	(48)	(3,001)
Nitori Co. Ltd.	(8)	(1,185)
Norwegian Cruise Line Holdings Ltd.	(34)	(1,820)
Ocado Group Plc	(205)	(1,102)
Sanrio Co. Ltd.	(113)	(1,884)
Sharp Corp.	(37)	(1,262)
Shimano Inc.	(12)	(1,648)
Singapore Press Holdings Ltd.	(955)	(1,892)
Tesla Inc.	(14)	(4,251)
Texas Roadhouse Inc.	(37)	(1,930)
Thor Industries Inc.	(13)	(1,972)
Wayfair Inc. - Class A	(23)	(1,882)
Zalando SE	(68)	(3,586)
		(59,823)

See accompanying Notes to Financial Statements.

11

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Consumer Staples (3.9%)
Calbee Inc.	(52)	(1,690)
Casey's General Stores Inc.	(19)	(2,173)
Colruyt SA	(30)	(1,543)
Coty Inc. - Class A	(93)	(1,859)
Ito En Ltd.	(51)	(2,027)
Lindt & Spruengli AG	—	(3,108)
Nissin Foods Holdings Co. Ltd.	(32)	(2,310)
Tootsie Roll Industries Inc.	(45)	(1,638)
Tsuruha Holdings Inc.	(16)	(2,207)
Yakult Honsha Co. Ltd.	(24)	(1,810)
Yamazaki Baking Co. Ltd.	(205)	(4,004)
		(24,369)
Energy (2.6%)
Antero Resources Corp.	(87)	(1,649)
Apache Corp.	(53)	(2,223)
Cameco Corp.	(136)	(1,260)
Centennial Resource Development Inc. - Class A	(62)	(1,227)
Helmerich & Payne Inc.	(39)	(2,507)
Hess Corp.	(55)	(2,605)
National Oilwell Varco Inc.	(86)	(3,080)
Oasis Petroleum Inc.	(153)	(1,285)
		(15,836)
Financials (3.9%)
Arch Capital Group Ltd.	(20)	(1,785)
Bankinter SA	(159)	(1,506)
Cincinnati Financial Corp.	(51)	(3,818)
Community Bank System Inc.	(33)	(1,781)
Cullen/Frost Bankers Inc.	(19)	(1,769)
FactSet Research Systems Inc.	(11)	(2,173)
Hargreaves Lansdown Plc	(87)	(2,122)
Mercury General Corp.	(29)	(1,547)
National Australia Bank Ltd.	(81)	(1,874)
RLI Corp.	(42)	(2,560)
UMB Financial Corp.	(26)	(1,856)
Westamerica Bancorp	(23)	(1,384)
		(24,175)
Health Care (3.2%)
Chugai Pharmaceutical Co. Ltd.	(47)	(2,403)
Dentsply Sirona Inc.	(32)	(2,109)
Elekta AB - Class B	(174)	(1,436)
Healthscope Ltd.	(1,205)	(1,978)
Mediclinic International Plc	(217)	(1,904)
Medidata Solutions Inc.	(27)	(1,691)
NuVasive Inc.	(39)	(2,288)
Varian Medical Systems Inc.	(22)	(2,497)
Veeva Systems Inc. - Class A	(31)	(1,693)
Vertex Pharmaceuticals Inc.	(10)	(1,538)
		(19,537)
Industrials (8.1%)
AAON Inc.	(36)	(1,305)
Aggreko Plc	(153)	(1,651)
Flowserve Corp.	(46)	(1,940)
GEA Group AG	(33)	(1,592)
Geberit AG	(9)	(3,834)
Heartland Express Inc.	(91)	(2,128)
John Bean Technologies Corp.	(20)	(2,203)
Krones AG	(20)	(2,696)
Metso Oyj	(62)	(2,125)
Middleby Corp.	(21)	(2,833)
MTU Aero Engines Holding AG	(15)	(2,610)
Multi-Color Corp.	(35)	(2,625)
Nidec Corp.	(18)	(2,499)
Ritchie Bros. Auctioneers Inc.	(54)	(1,606)
Rollins Inc.	(71)	(3,310)
Rolls-Royce Holdings Plc (a)	(204)	(2,330)
SGS SA	(1)	(1,696)
Singapore Airport Terminal Services Ltd.	(510)	(1,980)
TransDigm Group Inc.	(7)	(2,047)
Travis Perkins Plc	(126)	(2,659)
Wabtec Corp.	(20)	(1,633)
WageWorks Inc.	(26)	(1,614)
	Shares/Par[1]	Value
Weir Group Plc	(59)	(1,683)
		(50,599)
Information Technology (10.2%)
58.Com Inc. - Class A-ADR	(18)	(1,255)
Acxiom Corp.	(83)	(2,276)
Arista Networks Inc.	(8)	(1,771)
Blackbaud Inc.	(34)	(3,184)
Cimpress NV	(27)	(3,181)
Cognex Corp.	(30)	(1,844)
Cornerstone OnDemand Inc.	(55)	(1,954)
Cree Inc.	(67)	(2,482)
Dassault Systemes SA	(35)	(3,776)
Ellie Mae Inc.	(27)	(2,441)
FireEye Inc.	(111)	(1,583)
Hexagon AB - Class B	(60)	(2,997)
Infineon Technologies AG	(95)	(2,610)
Manhattan Associates Inc.	(68)	(3,365)
Murata Manufacturing Co. Ltd.	(26)	(3,500)
National Instruments Corp.	(58)	(2,435)
Oracle Corp. Japan	(36)	(3,010)
Palo Alto Networks Inc.	(15)	(2,136)
Proofpoint Inc.	(16)	(1,461)
Take-Two Interactive Software Inc.	(14)	(1,580)
Tokyo Electron Ltd.	(9)	(1,693)
Ultimate Software Group Inc.	(13)	(2,804)
United Microelectronics Corp. - ADR	(605)	(1,446)
WEX Inc.	(23)	(3,299)
Wipro Ltd. - ADR	(528)	(2,886)
Workday Inc. - Class A	(22)	(2,242)
		(63,211)
Materials (5.6%)
Amcor Ltd.	(220)	(2,647)
Antofagasta Plc	(142)	(1,924)
AptarGroup Inc.	(38)	(3,321)
Balchem Corp.	(18)	(1,440)
Ball Corp.	(81)	(3,076)
Chr Hansen Holding A/S	(25)	(2,383)
First Quantum Minerals Ltd.	(131)	(1,842)
HB Fuller Co.	(43)	(2,296)
Hecla Mining Co.	(298)	(1,182)
James Hardie Industries SE - CDI	(99)	(1,741)
NewMarket Corp.	(8)	(3,118)
Nippon Paint Co. Ltd.	(58)	(1,827)
Quaker Chemical Corp.	(12)	(1,765)
Sociedad Quimica y Minera de Chile SA - Class B-ADR	(27)	(1,575)
Sonoco Products Co.	(36)	(1,914)
Vulcan Materials Co.	(24)	(3,018)
		(35,069)
Real Estate (0.3%)
Equinix Inc.	(5)	(2,054)
Total Common Stocks (proceeds $268,686)		(294,673)
Total Securities Sold Short (47.4%) (proceeds $268,686)		$(294,673)

(a)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

JNL/Crescent High Income Fund (a)
CORPORATE BONDS AND NOTES 85.2%
Consumer Discretionary 20.6%
1011778 B.C. Unlimited Liability Co.
4.25%, 05/15/24 (b)	3,000	$2,997
AMC Networks Inc.
5.00%, 04/01/24	2,600	2,628
4.75%, 08/01/25	1,400	1,388
Asbury Automotive Group Inc.
6.00%, 12/15/24	3,500	3,644
Ashton Woods USA LLC
6.88%, 02/15/21 (c) (d)	892	909
6.75%, 08/01/25 (c) (d)	3,050	3,047
AV Homes Inc.
6.63%, 05/15/22	3,500	3,664

See accompanying Notes to Financial Statements.

12

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Beazer Homes USA Inc.
7.25%, 02/01/23 (c)	2,500	2,599
6.75%, 03/15/25 (c)	450	473
Block Communications Inc.
6.88%, 02/15/25 (c) (d)	1,475	1,549
Cablevision Systems Corp.
5.88%, 09/15/22	4,500	4,400
CalAtlantic Group Inc.
5.00%, 06/15/27	1,400	1,448
CCM Merger Inc.
6.00%, 03/15/22 (c) (d)	400	411
CCO Holdings LLC
5.50%, 05/01/26 (c) (d)	5,000	5,092
CEC Entertainment Inc.
8.00%, 02/15/22 (c)	1,000	958
Century Communities Inc.
5.88%, 07/15/25	3,375	3,381
Delphi Jersey Holdings Plc
5.00%, 10/01/25 (b)	3,350	3,394
DISH DBS Corp.
6.75%, 06/01/21	5,750	6,080
EMI Music Publishing Group North America Holdings Inc.
7.63%, 06/15/24 (c) (d)	750	828
Fiat Chrysler Automobiles NV
5.25%, 04/15/23 (e)	2,000	2,093
GLP Capital LP
5.38%, 04/15/26	2,000	2,145
goeasy Ltd.
7.88%, 11/01/22 (b)	975	1,016
Golden Nugget Inc.
6.75%, 10/15/24 (b)	4,850	4,943
Guitar Center Inc.
6.50%, 04/15/19 (b)	1,000	930
International Game Technology Plc
6.50%, 02/15/25 (b)	3,000	3,366
Intrepid Aviation Group Holdings LLC
6.88%, 02/15/19 (c) (d)	2,000	1,984
KFC Holding Co.
5.25%, 06/01/26 (b)	3,500	3,690
4.75%, 06/01/27 (b)	550	562
Lamar Media Corp.
5.00%, 05/01/23	1,500	1,545
LIN Television Corp.
5.88%, 11/15/22	2,000	2,075
M/I Homes Inc.
5.63%, 08/01/25	1,650	1,676
MDC Holdings Inc.
5.50%, 01/15/24 (c)	2,500	2,640
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (b)	2,250	2,274
Meritage Homes Corp.
5.13%, 06/06/27	2,500	2,541
MGM Resorts International
7.75%, 03/15/22	900	1,028
Midas Intermediate Holdco II LLC
7.88%, 10/01/22 (c) (d)	1,050	1,060
Neiman Marcus Group Ltd. Inc.
8.00%, 10/15/21 (b)	2,500	1,441
Nexteer Automotive Group Ltd.
5.88%, 11/15/21 (c) (d)	3,100	3,227
Numericable Group SA
6.00%, 05/15/22 (b)	3,750	3,799
Penn National Gaming Inc.
5.63%, 01/15/27 (b)	3,500	3,617
PF Chang's China Bistro Inc.
10.25%, 06/30/20 (c) (d)	2,500	2,275
Pinnacle Entertainment Inc.
5.63%, 05/01/24	4,000	4,294
Salem Media Group Inc.
6.75%, 06/01/24 (c) (d)	850	846
Scientific Games International Inc.
10.00%, 12/01/22	3,750	4,122
Silversea Cruise Finance Ltd.
7.25%, 02/01/25 (b)	1,000	1,075
	Shares/Par[1]	Value
Sinclair Television Group Inc.
5.63%, 08/01/24 (b)	2,350	2,422
Sirius XM Radio Inc.
3.88%, 08/01/22 (b)	5,500	5,530
Tempur Sealy International Inc.
5.63%, 10/15/23	2,750	2,867
Tesla Inc.
5.30%, 08/15/25 (b) (e)	2,650	2,551
Townsquare Media Inc.
6.50%, 04/01/23 (b) (e)	2,450	2,412
Univision Communications Inc.
5.13%, 05/15/23 - 02/15/25 (b)	4,250	4,229
Viking Cruises Ltd.
6.25%, 05/15/25 (c) (d)	1,000	1,034
VTR Finance BV
6.88%, 01/15/24 (b)	4,750	5,012
Wynn Las Vegas LLC
5.50%, 03/01/25 (b)	2,000	2,075
5.25%, 05/15/27 (b)	5,325	5,404
		142,690
Consumer Staples 2.8%
Clearwater Seafoods Inc.
6.88%, 05/01/25 (c) (d)	1,000	1,007
Cott Holdings Inc.
5.50%, 04/01/25 (b)	1,650	1,693
Dean Foods Co.
6.50%, 03/15/23 (b)	4,500	4,502
Dole Food Co. Inc.
7.25%, 06/15/25 (c) (d)	675	730
Energizer SpinCo Inc.
5.50%, 06/15/25 (b)	3,750	3,902
Kronos Acquisition Holdings Inc.
9.00%, 08/15/23 (b)	1,825	1,716
Vector Group Ltd.
6.13%, 02/01/25 (b)	5,700	5,900
		19,450
Energy 12.3%
Antero Resources Corp.
5.13%, 12/01/22	4,000	4,089
Calfrac Holdings LP
7.50%, 12/01/20 (b)	2,000	1,968
Carrizo Oil & Gas Inc.
7.50%, 09/15/20	1,500	1,530
Cenovus Energy Inc.
6.75%, 11/15/39	3,000	3,581
Chesapeake Energy Corp.
8.00%, 12/15/22 (b)	413	445
Continental Resources Inc.
5.00%, 09/15/22	2,300	2,337
3.80%, 06/01/24	1,050	1,036
Crestwood Midstream Partners LP
6.25%, 04/01/23 (f)	2,250	2,338
CSI Compressco LP
7.25%, 08/15/22 (c)	1,775	1,674
Denbury Resources Inc.
9.00%, 05/15/21 (b)	2,250	2,285
EP Energy LLC
8.00%, 11/29/24 (b) (e)	2,500	2,658
Exterran Partners LP
6.00%, 04/01/21	2,001	1,986
FTS International Inc.
9.09%, (3M US LIBOR + 7.50%), 06/15/20 (b) (g)	3,316	3,386
Gulfport Energy Corp.
6.38%, 01/15/26 (b)	2,125	2,137
Hess Infrastructure Partners LP
5.63%, 02/15/26 (b)	2,125	2,194
Hilcorp Energy I LP
5.00%, 12/01/24 (b)	1,025	1,015
Jones Energy Holdings LLC
6.75%, 04/01/22 (e)	2,000	1,500
Laredo Petroleum Inc.
5.63%, 01/15/22	3,500	3,529
MEG Energy Corp.
6.38%, 01/30/23 (b)	1,650	1,413

See accompanying Notes to Financial Statements.

13

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Murphy Oil Corp.
5.75%, 08/15/25	4,000	4,095
Murphy Oil USA Inc.
6.00%, 08/15/23	2,575	2,680
5.63%, 05/01/27	1,775	1,861
Nabors Industries Inc.
5.50%, 01/15/23 (e)	2,875	2,794
Newfield Exploration Co.
5.38%, 01/01/26 (c)	2,100	2,228
Oasis Petroleum Inc.
6.88%, 03/15/22	1,000	1,027
Parker Drilling Co.
6.75%, 07/15/22	1,000	817
QEP Resources Inc.
5.63%, 03/01/26	3,350	3,393
RSP Permian Inc.
6.63%, 10/01/22	3,500	3,675
Sanchez Energy Corp.
6.13%, 01/15/23 (e)	1,250	1,058
SESI LLC
7.13%, 12/15/21	3,000	3,079
Summit Midstream Holdings LLC
5.50%, 08/15/22	750	757
Sunoco LP
6.38%, 04/01/23	3,600	3,802
Transocean Inc.
6.50%, 11/15/20 (e)	1,000	1,050
8.13%, 12/15/21 (e) (h)	1,000	1,085
Weatherford International Ltd.
7.75%, 06/15/21	3,000	3,053
4.50%, 04/15/22 (e)	3,750	3,397
Welltec AS
9.50%, 12/01/22 (b)	4,375	4,403
		85,355
Financials 12.1%
Acrisure LLC
7.00%, 11/15/25 (b)	3,675	3,544
Ally Financial Inc.
5.75%, 11/20/25 (e)	1,500	1,630
Cardtronics Inc.
5.50%, 05/01/25 (b)	4,500	4,067
Commerzbank AG
8.13%, 09/19/23 (b)	1,975	2,363
Credit Acceptance Corp.
6.13%, 02/15/21	3,000	3,056
7.38%, 03/15/23	2,044	2,146
CSTN Merger Sub Inc.
6.75%, 08/15/24 (b)	1,000	995
DAE Funding LLC
5.00%, 08/01/24 (b)	1,750	1,720
Dana Financing Luxembourg SARL
5.75%, 04/15/25 (b)	1,125	1,187
Diamond 1 Finance Corp.
7.13%, 06/15/24 (b)	5,500	6,004
First Quality Finance Co. Inc.
5.00%, 07/01/25 (b)	2,200	2,249
Grinding Media Inc.
7.38%, 12/15/23 (b)	2,500	2,686
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (b)	525	546
Horizon Pharma Financing Inc.
6.63%, 05/01/23 (e)	1,000	997
Icahn Enterprises LP
6.00%, 08/01/20	1,825	1,874
5.88%, 02/01/22	1,700	1,730
6.25%, 02/01/22	1,175	1,206
6.25%, 02/01/22 (b)	1,600	1,642
Intesa Sanpaolo SpA
5.02%, 06/26/24 (b)	2,000	2,043
James Hardie International Finance DAC
4.75%, 01/15/25 (b)	350	352
Level 3 Financing Inc.
5.38%, 08/15/22 - 01/15/24	4,810	4,819
5.25%, 03/15/26	1,000	978
	Shares/Par[1]	Value
LPL Holdings Inc.
5.75%, 09/15/25 (b)	3,925	4,000
Nexstar Escrow Corp.
5.63%, 08/01/24 (b)	2,925	3,017
Nielsen Finance LLC
5.00%, 04/15/22 (b)	1,250	1,287
Oxford Finance LLC
6.38%, 12/15/22 (b)	1,500	1,547
Peabody Securities Finance Corp.
6.00%, 03/31/22 (b)	700	727
Royal Bank of Scotland Group Plc
6.00%, 12/19/23	1,050	1,159
5.13%, 05/28/24	2,050	2,173
SLM Corp.
5.50%, 01/15/19 - 01/25/23	5,500	5,565
Solera LLC
10.50%, 03/01/24 (b)	2,850	3,216
Springleaf Finance Corp.
5.25%, 12/15/19	3,000	3,079
5.63%, 03/15/23	4,500	4,510
UniCredit SpA
5.86%, 06/19/32 (b) (g)	2,000	2,132
Ziggo Bond Finance BV
6.00%, 01/15/27 (b)	2,050	2,002
Ziggo Secured Finance BV
5.50%, 01/15/27 (b)	1,250	1,247
		83,495
Health Care 5.9%
Community Health Systems Inc.
8.00%, 11/15/19	2,000	1,695
6.25%, 03/31/23	1,500	1,351
Endo Finance LLC
5.38%, 01/15/23 (b)	1,200	932
6.00%, 07/15/23 (b)	1,550	1,213
5.88%, 10/15/24 (b)	1,525	1,551
HCA Inc.
5.00%, 03/15/24	1,050	1,098
5.38%, 02/01/25	3,300	3,424
Horizon Pharma Inc.
8.75%, 11/01/24 (b)	250	264
Lifepoint Health Inc.
5.50%, 12/01/21	2,000	2,043
5.88%, 12/01/23	1,500	1,517
Mallinckrodt International Finance SA
5.75%, 08/01/22 (b)	2,000	1,823
5.63%, 10/15/23 (b)	1,000	853
MEDNAX Inc.
5.25%, 12/01/23 (b)	1,500	1,527
Tenet Healthcare Corp.
4.75%, 06/01/20	3,000	3,058
4.38%, 10/01/21	750	752
Teva Pharmaceutical Finance III BV
3.15%, 10/01/26 (e)	3,500	2,892
Universal Health Services Inc.
5.00%, 06/01/26 (b)	2,000	2,071
Universal Hospital Services Inc.
7.63%, 08/15/20	4,500	4,504
Valeant Pharmaceuticals International Inc.
7.00%, 03/15/24 (b)	5,000	5,378
6.13%, 04/15/25 (b)	2,500	2,297
5.50%, 11/01/25 (b)	375	383
		40,626
Industrials 6.1%
Ahern Rentals Inc.
7.38%, 05/15/23 (b)	375	357
Ashtead Capital Inc.
5.63%, 10/01/24 (b)	1,570	1,669
Bombardier Inc.
8.75%, 12/01/21 (b)	1,000	1,098
6.00%, 10/15/22 (b)	4,000	3,922
Fly Leasing Ltd.
6.38%, 10/15/21 (c) (e)	3,045	3,175
Gibraltar Industries Inc.
6.25%, 02/01/21 (f)	3,850	3,922

See accompanying Notes to Financial Statements.

14

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Herc Rentals Inc.
7.50%, 06/01/22 (b)	2,800	3,026
KAR Auction Services Inc.
5.13%, 06/01/25 (b)	1,225	1,256
Mobile Mini Inc.
5.88%, 07/01/24	1,925	2,027
Monitronics International Inc.
9.13%, 04/01/20	2,750	2,282
Navistar International Corp.
6.63%, 11/01/25 (b)	4,000	4,173
NMG Finco Plc
5.75%, 08/01/22 (b)	2,725	2,774
Park Aerospace Holdings Ltd.
5.25%, 08/15/22 (b)	1,000	995
5.50%, 02/15/24 (b)	3,500	3,494
TransDigm Inc.
6.00%, 07/15/22	2,000	2,041
6.38%, 06/15/26	500	506
Tutor Perini Corp.
6.88%, 05/01/25 (b) (e)	975	1,049
United Continental Holdings Inc.
4.25%, 10/01/22	4,500	4,522
		42,288
Information Technology 6.5%
Advanced Micro Devices Inc.
7.00%, 07/01/24 (e)	3,250	3,364
BMC Software Finance Inc.
8.13%, 07/15/21 (b)	2,500	2,508
First Data Corp.
7.00%, 12/01/23 (b)	3,500	3,702
Hertz Corp.
5.88%, 10/15/20	2,525	2,525
Infor Software Parent LLC
7.13%, 05/01/21 (b) (i)	1,500	1,532
Ingram Micro Inc.
5.00%, 08/10/22	1,450	1,415
5.45%, 12/15/24 (f)	3,550	3,501
j2 Cloud Services LLC
6.00%, 07/15/25 (b)	4,825	5,071
Match Group Inc.
6.38%, 06/01/24	4,000	4,335
Micron Technology Inc.
5.50%, 02/01/25	1,175	1,231
NCR Corp.
5.00%, 07/15/22	2,500	2,538
Open Text Corp.
5.88%, 06/01/26 (b)	3,000	3,219
Plantronics Inc.
5.50%, 05/31/23 (b)	1,000	1,037
Sabre GLBL Inc.
5.25%, 11/15/23 (b)	1,750	1,789
Seagate HDD Cayman
4.75%, 06/01/23	1,250	1,266
TTM Technologies Inc.
5.63%, 10/01/25 (b)	2,475	2,531
Western Digital Corp.
7.38%, 04/01/23 (b)	3,000	3,240
		44,804
Materials 8.6%
AK Steel Corp.
6.38%, 10/15/25 (e)	2,425	2,414
Alcoa Nederland Holding BV
6.75%, 09/30/24 (b)	1,750	1,907
7.00%, 09/30/26 (b)	1,400	1,569
ARD Finance SA
7.13%, 09/15/23 (i)	3,200	3,352
Building Materials Corp. of America
5.38%, 11/15/24 (b)	3,500	3,650
Cemex SAB de CV
7.75%, 04/16/26 (b)	3,000	3,402
CF Industries Inc.
3.45%, 06/01/23	1,250	1,238
Chemours Co.
6.63%, 05/15/23	1,000	1,056
	Shares/Par[1]	Value
Constellium NV
5.75%, 05/15/24 (b)	700	713
Freeport-McMoRan Inc.
4.00%, 11/14/21	2,000	2,020
3.55%, 03/01/22	2,800	2,770
Hexion US Finance Corp.
6.63%, 04/15/20	2,000	1,798
Huntsman International LLC
5.13%, 11/15/22	1,500	1,602
INEOS Group Holdings SA
5.63%, 08/01/24 (c) (d) (e)	3,325	3,459
New Gold Inc.
6.25%, 11/15/22 (b)	5,000	5,171
NOVA Chemicals Corp.
4.88%, 06/01/24 (b)	1,300	1,300
5.25%, 06/01/27 (b)	2,700	2,690
Novelis Corp.
5.88%, 09/30/26 (b)	4,000	4,091
Olin Corp.
5.13%, 09/15/27	3,000	3,155
Perstorp Holding AB
8.50%, 06/30/21 (b)	1,064	1,126
Plastipak Holdings Inc.
6.25%, 10/15/25 (b)	1,750	1,803
Reynolds Group Issuer Inc.
5.75%, 10/15/20	2,665	2,709
Teck Resources Ltd.
2.50%, 02/01/18	1,000	999
3.75%, 02/01/23	250	251
United States Steel Corp.
8.38%, 07/01/21 (b)	1,789	1,941
Venator Finance SARL
5.75%, 07/15/25 (b)	3,525	3,723
		59,909
Real Estate 1.7%
CyrusOne LP
5.38%, 03/15/27 (b)	2,375	2,491
Equinix Inc.
5.88%, 01/15/26	2,500	2,689
Greystar Real Estate Partners LLC
5.75%, 12/01/25 (b)	625	643
iStar Inc.
4.63%, 09/15/20 (c)	2,300	2,331
SBA Communications Corp.
4.88%, 07/15/22	3,750	3,865
		12,019
Telecommunication Services 6.2%
C&W Senior Financing Designated Activity Co.
6.88%, 09/15/27 (b)	4,950	5,190
CenturyLink Inc.
6.45%, 06/15/21	1,500	1,519
5.80%, 03/15/22	1,750	1,714
7.50%, 04/01/24 (e)	1,000	998
Frontier Communications Corp.
11.00%, 09/15/25	1,000	736
Hughes Satellite Systems Corp.
7.63%, 06/15/21	2,000	2,204
Intelsat Jackson Holdings Ltd.
7.25%, 10/15/20	2,500	2,341
Sprint Corp.
7.25%, 09/15/21	7,000	7,412
7.13%, 06/15/24	4,100	4,187
Syniverse Foreign Holdings Corp.
9.13%, 01/15/22 (b)	3,500	3,551
Telecom Italia SpA
5.30%, 05/30/24 (b)	2,000	2,144
T-Mobile USA Inc.
6.00%, 03/01/23	5,600	5,859
Virgin Media Finance Plc
6.38%, 04/15/23 (b)	1,500	1,549
Virgin Media Secured Finance Plc
5.50%, 08/15/26 (b)	2,500	2,559

See accompanying Notes to Financial Statements.

15

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Wind Tre SpA
5.00%, 01/20/26 (b)	1,275	1,220
		43,183
Utilities 2.4%
AES Corp.
6.00%, 05/15/26	3,000	3,259
Calpine Corp.
5.25%, 06/01/26 (b)	1,725	1,690
Dynegy Inc.
6.75%, 11/01/19	2,269	2,338
7.38%, 11/01/22 (e)	3,000	3,166
NRG Energy Inc.
6.25%, 07/15/22 - 05/01/24	3,000	3,145
Talen Energy Supply LLC
9.50%, 07/15/22 (b) (e)	2,875	2,955
		16,553
Total Corporate Bonds And Notes (cost $584,476)		590,372
SENIOR LOAN INTERESTS 12.2%
Consumer Discretionary 3.3%
Allied Universal Holdco LLC
Term Loan, 5.08%, (3M LIBOR + 3.75%), 07/28/22 (g)	411	407
American Bath Group LLC
Term Loan, 6.58%, (3M LIBOR + 5.25%), 09/30/23 (g)	1,432	1,442
American Tire Distributors Holdings Inc.
Term Loan, 5.60%, (1M LIBOR + 4.25%), 10/01/21 (g)	439	442
Aramark Services Inc.
Term Loan B-1, 0.00%, (3M LIBOR + 2.00%), 03/06/25 (g) (j)	75	75
Bass Pro Group LLC
Term Loan B, 6.35%, (3M LIBOR + 5.00%), 11/15/23 - 04/01/24 (g)	189	188
Caesars Resort Collection LLC
1st Lien Term Loan B, 4.34%, (3M LIBOR + 2.75%), 09/28/24 (g)	623	625
California Pizza Kitchen Inc.
Term Loan, 7.35%, (3M LIBOR + 6.00%), 12/31/22 (g)	1,975	1,932
Camelot UK Holdco Ltd.
Term Loan, 0.00%, (1M LIBOR + 3.25%), 10/03/23 (g) (j)	460	462
Casablanca US Holdings Inc.
Term Loan, 6.13%, (3M LIBOR + 4.75%), 02/16/24 (c) (g)	312	311
Charter Communications Operating LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (g) (j)	494	494
Dynacast International LLC
Term Loan B, 4.58%, (3M LIBOR + 3.25%), 01/28/22 (g)	454	455
Fort Dearborn Co.
1st Lien Term Loan, 5.34%, (3M LIBOR + 4.00%), 10/06/23 (c) (g)	224	223
1st Lien Term Loan, 5.38%, (3M LIBOR + 4.00%), 10/19/23 (c) (g)	2	2
Getty Images Inc.
Term Loan, 4.83%, (3M LIBOR + 3.50%), 10/03/19 (g)	118	107
Golden Nugget Inc.
Incremental Term Loan, 4.55%, (3M LIBOR + 3.25%), 09/07/23 (g)	170	171
Incremental Term Loan, 4.66%, (3M LIBOR + 3.25%), 09/07/23 (g)	129	130
Helix Gen Funding LLC
Term Loan B, 5.08%, (3M LIBOR + 3.75%), 03/02/24 (g)	583	584
iHeartCommunications Inc.
Term Loan D, 8.08%, (1M LIBOR + 6.75%), 01/30/19 (g)	296	221
International Car Wash Group Ltd.
Term Loan, 4.88%, (3M LIBOR + 3.50%), 09/20/24 (g)	461	462
	Shares/Par[1]	Value
Jeld-Wen Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 2.00%), 12/07/24 (g) (j)	125	125
Lakeland Tours LLC
Delayed Draw Term Loan, 0.00%, (3M LIBOR + 4.00%), 12/06/24 (g) (j)	115	117
Learning Care Group No. 2 Inc.
Term Loan, 5.33%, (3M LIBOR + 4.00%), 05/05/21 (c) (g) (k)	221	222
Term Loan, 5.42%, (3M LIBOR + 4.00%), 05/05/21 (c) (g) (k)	6	6
Term Loan, 5.44%, (3M LIBOR + 4.00%), 05/05/21 (c) (g) (k)	74	74
LifeMiles Ltd.
Term Loan, 6.94%, (3M LIBOR + 5.50%), 08/17/22 (g)	400	409
Mister Car Wash Holdings Inc.
Term Loan B, 5.13%, (3M LIBOR + 3.25%), 08/20/21 (g)	451	452
Neiman Marcus Group Inc.
Term Loan, 4.64%, (3M LIBOR + 3.25%), 10/25/20 (g)	143	116
NVA Holdings Inc.
1st Lien Term Loan B-2, 4.83%, (1M LIBOR + 3.50%), 08/14/21 (g)	450	453
P.F. Chang's China Bistro Inc.
Term Loan, 6.33%, (3M LIBOR + 5.00%), 08/18/22 (c) (g)	2	2
Term Loan, 6.51%, (3M LIBOR + 5.00%), 08/18/22 (c) (g)	773	726
Packers Holdings LLC
Term Loan B, 4.74%, (3M LIBOR + 3.25%), 11/03/24 (g)	454	455
Paradigm Acquisition Corp.
Term Loan, 5.61%, (3M LIBOR + 4.25%), 10/06/24 (g) (k)	644	646
PetSmart Inc.
Term Loan B-2, 4.34%, (3M LIBOR + 3.00%), 03/11/22 (g)	205	164
PlayPower Inc.
Term Loan, 6.08%, (3M LIBOR + 4.75%), 06/23/21 (c) (g) (k)	1,722	1,731
Rentpath Inc.
Term Loan, 6.10%, (3M LIBOR + 4.75%), 12/17/21 (g)	1,475	1,477
Scientific Games International Inc.
Term Loan B-4, 4.60%, (3M LIBOR + 3.25%), 08/14/24 (g)	97	98
Term Loan B-4, 4.67%, (3M LIBOR + 3.25%), 08/14/24 (g)	358	361
SHO Holding I Corp.
Term Loan, 6.42%, (3M LIBOR + 5.00%), 10/27/22 (c) (g) (k)	1,481	1,407
Spin Holdco Inc.
Term Loan B, 5.15%, (3M LIBOR + 3.75%), 11/14/22 (g)	304	306
Strategic Partners Inc.
Term Loan, 5.85%, (3M LIBOR + 4.50%), 06/09/23 (c) (g) (k)	723	725
TGP Holdings III LLC
Term Loan, 6.33%, (3M LIBOR + 5.00%), 09/16/24 (g)	558	563
Term Loan, 9.83%, (3M LIBOR + 8.50%), 09/16/25 (g) (k)	210	212
Travelport Finance (Luxembourg) SARL
Term Loan, 4.17%, (3M LIBOR + 2.75%), 09/02/21 (g)	213	213
Tribune Media Co.
Term Loan, 4.35%, (3M LIBOR + 3.00%), 12/27/20 (g)	14	14
Term Loan C, 4.35%, (3M LIBOR + 3.00%), 01/20/24 (g)	174	174
Trimark USA LLC
Term Loan B, 4.88%, (3M LIBOR + 3.50%), 09/11/24 (g)	452	455
Term Loan B, 0.00%, (3M LIBOR + 3.50%), 09/13/24 (g) (j)	124	125

See accompanying Notes to Financial Statements.

16

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
TruGreen LP
Term Loan, 5.54%, (3M LIBOR + 4.00%), 05/07/23 (g)	468	474
Varsity Brands Holding Co. Inc.
Term Loan B, 0.00%, (3M LIBOR + 3.50%), 12/07/24 (g) (j)	334	336
VIP Cinema Holdings Inc.
Term Loan, 7.34%, (3M LIBOR + 6.00%), 03/01/23 (g)	481	484
Vivid Seats Ltd.
1st Lien Term Loan, 5.35%, (3M LIBOR + 4.00%), 06/27/24 (g)	448	447
William Morris Endeavor Entertainment LLC
1st Lien Term Loan, 8.63%, (3M LIBOR + 7.25%), 05/06/22 - 10/04/24 (c) (g)	606	606
		22,908
Consumer Staples 0.6%
Amplify Snack Brands Inc.
Term Loan, 6.88%, (3M LIBOR + 5.50%), 08/24/23 (g)	1,485	1,487
BJ's Wholesale Club Inc.
1st Lien Term Loan, 4.95%, (3M LIBOR + 3.50%), 01/26/24 (g)	95	94
PFS Holding Corp.
Term Loan, 4.85%, (3M LIBOR + 3.50%), 01/31/21 (g)	982	674
Term Loan, 8.60%, (3M LIBOR + 7.25%), 01/31/22 (g)	751	348
Shearer's Foods Inc.
Term Loan, 5.27%, (3M LIBOR + 3.94%), 06/30/21 (g) (k)	242	241
Vistage Worldwide Inc.
Term Loan, 6.85%, (3M LIBOR + 5.50%), 08/13/21 (c) (g) (k)	1,413	1,427
		4,271
Energy 0.5%
California Resources Corp.
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.75%), 11/08/22 (g) (j)	92	92
Term Loan, 11.88%, (3M LIBOR + 10.38%), 08/05/23 (g)	84	92
Chesapeake Energy Corp.
Term Loan, 8.95%, (3M LIBOR + 7.50%), 08/16/21 (g)	207	220
Chief Exploration & Development LLC
2nd Lien Term Loan, 7.96%, (1M LIBOR + 6.50%), 05/12/21 (g)	324	318
Emerald Performance Materials LLC
2nd Lien Term Loan, 9.10%, (1M LIBOR + 7.75%), 07/23/22 (g)	304	303
Medallion Midland Acquisition LLC
1st Lien Term Loan, 4.56%, (3M LIBOR + 3.25%), 10/31/24 (c) (g)	457	458
MEG Energy Corp.
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 12/31/23 (g)	191	191
MHVC Acquisitiion Corp.
Term Loan, 6.60%, (3M LIBOR + 5.25%), 04/23/24 (g)	531	536
Murray Energy Corp.
Term Loan, 8.58%, (3M LIBOR + 7.25%), 04/16/20 (g)	153	134
Peabody Energy Corp.
Term Loan, 4.85%, (3M LIBOR + 3.50%), 02/08/22 (g)	255	258
TPF II Power LLC
Term Loan B, 5.10%, (3M LIBOR + 3.75%), 10/02/23 (g)	500	504
		3,106
Financials 1.5%
Acrisure LLC
Term Loan B, 5.65%, (3M LIBOR + 4.25%), 11/22/23 (g)	599	604
Ascensus Inc.
Term Loan, 5.33%, (3M LIBOR + 4.00%), 12/05/22 (g)	608	610
	Shares/Par[1]	Value
ASP MCS Acquisition Corp.
Term Loan, 6.25%, (3M LIBOR + 4.75%), 05/09/24 (g) (k)	554	555
AssuredPartners Inc.
1st Lien Term Loan, 4.85%, (3M LIBOR + 3.50%), 10/22/24 (g)	858	862
Asurion LLC
2nd Lien Term Loan, 7.35%, (3M LIBOR + 6.00%), 08/04/25 (g)	582	597
Belron SA
Term Loan B, 3.89%, (3M LIBOR + 2.50%), 11/15/24 (c) (g)	164	166
Capri Finance LLC
Term Loan, 4.63%, (3M LIBOR + 3.25%), 10/04/24 (g)	604	603
Clipper Acquisitions Corp.
Term Loan, 0.00%, (3M LIBOR + 2.00%), 12/12/24 (g) (j)	125	125
DTZ US Borrower LLC
1st Lien Term Loan, 4.58%, (3M LIBOR + 3.25%), 11/04/21 (g)	34	33
1st Lien Term Loan, 4.63%, (3M LIBOR + 3.25%), 11/04/21 (g)	259	256
1st Lien Term Loan, 4.73%, (3M LIBOR + 3.25%), 11/04/21 (g)	576	568
Edelman Financial Center LLC
Term Loan, 5.65%, (3M LIBOR + 4.25%), 11/03/24 (c) (g)	271	274
Focus Financial Partners LLC
Term Loan, 4.57%, (3M LIBOR + 3.25%), 05/20/24 (g)	453	457
GK Holdings Inc.
Term Loan, 7.33%, (3M LIBOR + 6.00%), 01/29/21 (c) (g)	1,481	1,156
IG Investments Holdings LLC
Term Loan, 4.89%, (3M LIBOR + 3.50%), 10/31/21 (g)	458	462
Ineos US Finance LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 03/31/24 (c) (g) (j)	582	582
Institutional Shareholder Services Inc.
Term Loan, 9.11%, (3M LIBOR + 7.75%), 08/06/24 (g)	150	150
Term Loan, 5.11%, (3M LIBOR + 3.75%), 09/20/24 (g)	571	572
iStar Inc.
Term Loan, 4.39%, (3M LIBOR + 3.00%), 06/30/20 (c) (g)	138	139
Term Loan, 4.51%, (3M LIBOR + 3.00%), 06/30/20 (c) (g)	139	140
Jane Street Group LLC
Term Loan B, 5.88%, (3M LIBOR + 4.50%), 08/03/22 (g)	461	467
Kingpin Intermediate Holdings LLC
Term Loan, 5.73%, (3M LIBOR + 4.25%), 06/26/24 (g)	449	454
VICI Properties 1 LLC
Replacement Term Loan B, 0.00%, (3M LIBOR + 2.25%), 12/15/24 (g) (j)	182	182
Zest Holdings LLC
Term Loan, 5.60%, (3M LIBOR + 4.25%), 08/13/23 (g)	172	173
		10,187
Health Care 1.7%
ADMI Corp.
Term Loan B, 5.08%, (3M LIBOR + 3.75%), 04/29/22 (g)	61	62
Term Loan B, 5.13%, (3M LIBOR + 3.75%), 04/29/22 (g)	315	318
Term Loan B, 5.23%, (3M LIBOR + 3.75%), 04/29/22 (g)	151	152
Affordable Care Holding Corp.
Term Loan, 6.17%, (3M LIBOR + 4.75%), 10/24/22 (c) (g) (k)	444	445
Air Methods Corp.
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 04/12/24 (g)	176	175

See accompanying Notes to Financial Statements.

17

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Albany Molecular Research Inc.
Term Loan, 4.58%, (3M LIBOR + 3.25%), 08/08/24 (g)	457	449
Alphabet Holding Co. Inc.
1st Lien Term Loan, 4.83%, (3M LIBOR + 3.50%), 08/15/24 (g)	262	253
2nd Lien Term Loan , 9.08%, (3M LIBOR + 7.75%), 08/09/25 (g)	177	165
Amneal Pharmaceuticals LLC
Term Loan, 4.83%, (3M LIBOR + 3.50%), 11/01/19 (g)	602	604
ATI Holdings Acquisition Inc.
Term Loan, 4.85%, (3M LIBOR + 3.50%), 05/10/23 - 05/15/23 (g)	451	455
Beaver-Visitec International Inc.
Term Loan , 6.33%, (3M LIBOR + 5.00%), 08/18/23 (c) (g) (k)	522	522
BioClinica Inc.
Term Loan, 5.63%, (3M LIBOR + 4.25%), 10/06/23 (g) (k)	967	943
Catalent Pharma Solutions Inc.
Term Loan B, 3.60%, (1M LIBOR + 2.25%), 05/08/21 (g)	114	114
Curo Health Services Holdings Inc.
Term Loan, 5.41%, (3M LIBOR + 4.00%), 02/07/22 (g)	982	981
DJO Finance LLC
Term Loan , 0.00%, (3M LIBOR + 3.25%), 06/07/20 (g) (j)	—	—
Term Loan , 4.60%, (3M LIBOR + 3.25%), 06/07/20 (g)	61	60
Term Loan , 4.58%, (3M LIBOR + 3.25%), 06/27/20 (g)	62	61
Endo Luxembourg Finance Co. I SARL
Term Loan B, 5.63%, (3M LIBOR + 4.25%), 04/12/24 (g)	455	457
INC Research LLC
Term Loan B, 3.60%, (3M LIBOR + 2.25%), 06/24/24 (g)	386	386
MPH Acquisition Holdings LLC
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 06/07/23 (g)	608	609
NMSC Holdings Inc.
Term Loan, 6.33%, (3M LIBOR + 5.00%), 04/11/23 (c) (g)	303	295
Parexel International Corp.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 08/06/24 (g)	257	258
Press Ganey Holdings Inc.
Term Loan, 4.35%, (3M LIBOR + 3.00%), 09/30/23 (c) (g)	445	448
Professional Physical Therapy
Term Loan, 7.33%, (3M Prime Rate + 5.00%), 12/16/22 (c) (g) (k)	1,485	1,455
Prospect Medical Holdings Inc.
Term Loan, 7.50%, (3M LIBOR + 6.00%), 06/01/20 (c) (g)	642	648
Surgery Center Holdings Inc.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 06/18/24 (g)	412	407
Tecomet Inc.
Term Loan B, 5.13%, (3M LIBOR + 3.75%), 04/18/24 (c) (g)	422	426
Term Loan B, 6.75%, (3M LIBOR + 3.75%), 04/18/24 (g)	1	1
Valeant Pharmaceuticals International Inc.
Term Loan B, 4.94%, (3M LIBOR + 3.50%), 03/13/22 (g)	317	321
Term Loan B, 0.00%, (3M LIBOR + 3.50%), 04/01/22 (g) (j)	110	111
VFH Parent LLC
Term Loan, 5.13%, (3M LIBOR + 3.75%), 12/30/21 (c) (g)	280	283
		11,864
Industrials 1.1%
Advisory Board Co.
Term Loan, 5.24%, (3M LIBOR + 3.75%), 08/15/22 (g)	470	472
	Shares/Par[1]	Value
Brand Energy & Infrastructure Services Inc.
Term Loan, 5.61%, (3M LIBOR + 4.25%), 06/16/24 (g)	97	97
Term Loan, 5.63%, (3M LIBOR + 4.25%), 06/16/24 (g)	508	510
Brickman Group Ltd. LLC
2nd Lien Term Loan, 7.99%, (1M LIBOR + 6.50%), 12/15/21 (g)	293	294
CareerBuilder LLC
Term Loan, 8.08%, (3M LIBOR + 6.75%), 08/27/23 (g)	261	253
Compass Power Generation LLC
Term Loan B, 0.00%, (3M LIBOR + 4.00%), 12/12/24 (g) (j)	125	126
Cortes NP Acquisition Corp.
Term Loan B, 5.35%, (3M LIBOR + 4.00%), 11/30/23 (g)	356	356
Emerald Expositions Holding Inc.
Term Loan B, 4.42%, (3M LIBOR + 2.75%), 05/22/24 (g)	647	650
Engility Corp.
Term Loan, 0.00%, (3M LIBOR + 3.25%), 08/12/23 (g) (j)	—	—
Term Loan, 4.60%, (3M LIBOR + 3.25%), 08/12/23 (g)	571	576
Mueller Water Products Inc.
Term Loan B, 3.83%, (1M LIBOR + 2.50%), 11/24/21 - 11/25/21 (g)	152	152
Term Loan B, 3.85%, (1M LIBOR + 2.50%), 11/25/21 (g)	339	341
Prime Security Services Borrower LLC
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 05/02/22 (g)	449	452
Road Infrastructure Investment LLC
Term Loan, 4.81%, (3M LIBOR + 3.50%), 06/13/23 (g)	962	963
SharkNinja Operating LLC
Term Loan B, 5.34%, (3M LIBOR + 4.00%), 10/03/24 (g)	308	311
SRP Cos. Inc.
Term Loan, 7.83%, (3M LIBOR + 6.50%), 09/13/23 (c) (g)	114	114
Term Loan, 7.94%, (3M LIBOR + 6.50%), 09/13/23 (c) (g)	23	23
Term Loan, 7.97%, (3M LIBOR + 6.50%), 09/13/23 (c) (g)	79	79
Term Loan, 8.02%, (3M LIBOR + 6.50%), 09/13/23 - 09/22/23 (c) (g)	1,369	1,366
USIC Holdings Inc.
Term Loan B, 5.00%, (3M LIBOR + 3.50%), 12/09/23 (g)	458	461
		7,596
Information Technology 1.6%
Almonde Inc.
1st Lien Term Loan, 4.74%, (3M LIBOR + 3.50%), 04/26/24 (g)	—	—
1st Lien Term Loan, 4.98%, (3M LIBOR + 3.50%), 04/26/24 (g)	213	213
2nd Lien Term Loan, 8.73%, (3M LIBOR + 7.25%), 04/27/25 (g)	585	585
Applied Systems Inc.
1st Lien Term Loan, 6.75%, (3M LIBOR + 3.25%), 09/06/24 (g)	125	126
Ascend Learning LLC
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 06/29/24 (g)	453	455
Avast Software BV
Term Loan B, 4.06%, (3M LIBOR + 2.75%), 09/30/23 (c) (g)	450	453
Compuware Corp.
Term Loan, 5.63%, (1M LIBOR + 4.25%), 12/15/21 (g)	600	603
Epicor Software Corp.
Term Loan, 5.10%, (3M LIBOR + 3.75%), 06/01/22 (g)	589	590
Mediaocean LLC
Term Loan, 5.60%, (3M LIBOR + 4.25%), 08/04/22 (g)	234	235

See accompanying Notes to Financial Statements.

18

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
MH Sub I LLC
Term Loan, 5.34%, (3M LIBOR + 3.75%), 08/09/24 (g)	453	454
Navicure Inc.
Term Loan B, 5.11%, (3M LIBOR + 3.75%), 11/01/24 (c) (g)	297	296
Netsmart Technologies Inc.
Term Loan, 5.83%, (3M LIBOR + 4.50%), 04/19/23 (c) (g) (k)	592	598
NeuStar Inc.
Term Loan B-2, 5.15%, (3M LIBOR + 3.75%), 02/28/24 (g)	467	471
Omnitracs Inc.
Term Loan, 5.09%, (3M LIBOR + 3.75%), 11/25/20 (g)	550	554
Openlink International Intermediate Inc.
Term Loan, 7.88%, (3M LIBOR + 6.50%), 07/29/19 (g)	285	286
Peak 10 Inc.
1st Lien Term Loan, 4.82%, (3M LIBOR + 3.50%), 07/24/24 (g)	452	451
Radiate Holdco LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.00%), 02/01/24 (g) (j)	326	323
Red Ventures LLC
Term Loan, 5.33%, (3M LIBOR + 4.00%), 10/31/24 (g)	260	260
Riverbed Technology Inc.
Term Loan, 4.60%, (3M LIBOR + 3.25%), 04/22/22 (g)	496	488
RSC Acquisition Inc.
Term Loan, 6.58%, (3M LIBOR + 5.25%), 11/30/22 (c) (g) (k)	985	970
Skillsoft Corp.
1st Lien Term Loan, 6.10%, (1M LIBOR + 4.75%), 04/28/21 (g)	207	199
SMS Systems Maintenance Services Inc.
Term Loan, 6.35%, (3M LIBOR + 5.00%), 11/01/23 (g)	458	384
Sophia LP
Term Loan B, 4.58%, (1M LIBOR + 3.25%), 09/30/22 (g)	632	633
Vencore Inc.
Term Loan, 6.08%, (3M LIBOR + 4.75%), 11/23/19 (g)	583	588
Term Loan, 10.08%, (3M LIBOR + 8.75%), 05/23/20 (g)	350	352
WEX Inc.
Term Loan B-2, 4.10%, (3M LIBOR + 2.75%), 06/30/24 (g)	626	629
		11,196
Materials 1.3%
Anchor Glass Container Corp.
1st Lien Term Loan, 4.10%, (1M LIBOR + 2.75%), 12/07/23 (g)	245	245
1st Lien Term Loan, 4.18%, (1M LIBOR + 2.75%), 12/07/23 (g)	403	403
Term Loan, 9.18%, (3M LIBOR + 7.75%), 11/22/24 (g)	214	215
ASP Chromaflo Dutch I BV
Term Loan B-2, 5.35%, (3M LIBOR + 4.00%), 11/03/23 (g)	398	399
ASP Chromaflo Intermediate Holdings Inc.
Term Loan B-1, 5.35%, (3M LIBOR + 4.00%), 11/03/23 (g)	306	307
Avantor Inc.
1st Lien Term Loan, 5.51%, (3M LIBOR + 4.00%), 09/22/24 (g)	602	604
Berlin Packaging LLC
Term Loan B, 4.59%, (3M LIBOR + 3.25%), 11/22/21 (g)	133	134
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 11/22/21 (g)	169	170
Term Loan B, 4.62%, (3M LIBOR + 3.25%), 11/22/21 (g)	55	55
2nd Lien Term Loan, 8.12%, (3M LIBOR + 6.75%), 09/30/22 (g)	150	151
	Shares/Par[1]	Value
Berry Plastics Group Inc.
Term Loan N, 3.68%, (3M LIBOR + 2.25%), 01/19/24 (g)	69	70
BWAY Holding Co.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 04/03/24 (g)	345	346
Consolidated Container Co. LLC
1st Lien Term Loan, 4.85%, (1M LIBOR + 3.50%), 05/10/24 (g)	305	307
CPG International Inc.
Term Loan, 5.08%, (3M LIBOR + 3.75%), 05/03/24 (g)	454	455
Emerald Performance Materials LLC
1st Lien Term Loan, 4.85%, (1M LIBOR + 3.50%), 07/23/21 (g)	494	497
Flex Acquisition Co. Inc.
1st Lien Term Loan, 4.34%, (3M LIBOR + 3.00%), 12/15/23 (g)	584	586
Global Brass & Copper Inc.
Term Loan, 4.62%, (3M LIBOR + 3.25%), 07/18/23 (c) (g) (k)	125	126
GYP Holdings III Corp.
Term Loan, 4.38%, (3M LIBOR + 3.00%), 04/01/23 (g)	269	270
IBC Capital Ltd.
Term Loan, 5.29%, (1M LIBOR + 3.75%), 08/04/21 (g)	737	736
KMG Chemicals Inc.
Term Loan, 5.60%, (3M LIBOR + 2.75%), 06/11/24 (g)	130	130
MacDermid Inc.
Term Loan B-7, 3.85%, (3M LIBOR + 2.50%), 06/07/20 (g)	279	281
Term Loan B-6, 4.35%, (3M LIBOR + 3.00%), 06/07/23 (g)	4	4
PLZ Aeroscience Corp.
Term Loan, 4.81%, (3M LIBOR + 3.50%), 07/31/22 (g)	112	113
Term Loan, 4.83%, (3M LIBOR + 3.50%), 07/31/22 (g)	242	244
Term Loan, 5.09%, (3M LIBOR + 3.50%), 07/31/22 (g)	108	109
PQ Corp.
Term Loan, 4.63%, (3M LIBOR + 3.25%), 11/04/22 (g)	452	455
Pro Mach Group Inc.
Term Loan, 5.10%, (3M LIBOR + 3.75%), 10/22/21 (g)	859	861
Solenis International LP
1st Lien Term Loan, 4.73%, (3M LIBOR + 3.25%), 07/02/21 - 07/31/21 (g)	62	62
2nd Lien Term Loan, 8.23%, (3M LIBOR + 6.75%), 07/02/22 (g)	590	563
Tank Holding Corp.
Refinancing Term Loan, 5.57%, (1M LIBOR + 4.25%), 07/06/19 (g)	59	59
Refinancing Term Loan, 5.59%, (1M LIBOR + 4.25%), 07/06/19 (g)	118	119
Refinancing Term Loan, 5.62%, (1M LIBOR + 4.25%), 07/06/19 (g)	48	49
Tronox Blocked Borrower LLC
Term Loan B, 4.32%, (3M LIBOR + 3.00%), 09/15/24 (g)	38	38
Tronox Finance LLC
Term Loan B, 4.32%, (3M LIBOR + 3.00%), 09/11/24 (g)	87	88
Univar Inc.
Term Loan B, 3.84%, (3M LIBOR + 2.50%), 07/01/24 (g)	66	66
		9,317
Real Estate 0.2%
Americold Realty Operating Partnership LP
Term Loan B, 5.10%, (3M LIBOR + 3.75%), 12/01/22 (c) (g)	864	873
Capital Automotive LP
2nd Lien Term Loan, 7.35%, (3M LIBOR + 6.00%), 03/21/25 (g)	579	593
		1,466

See accompanying Notes to Financial Statements.

19

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Telecommunication Services 0.3%
Avaya Inc.
Term Loan B, 6.23%, (3M LIBOR + 4.75%), 11/09/24 (g)	433	426
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/15/25 (g)	240	231
MacDonald Dettwiler & Associates Ltd.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 07/07/24 (g)	350	352
Triple Point Technology Inc.
Term Loan, 5.58%, (3M LIBOR + 4.25%), 07/10/20 (g)	1,103	1,002
Vestcom Parent Holdings Inc.
Term Loan, 5.35%, (3M LIBOR + 4.00%), 12/15/23 (c) (g) (k)	322	323
Term Loan, 7.25%, (3M Prime Rate + 3.00%), 12/16/23 (c) (g) (k)	—	—
		2,334
Utilities 0.1%
Dynegy Inc.
Term Loan C-2, 4.25%, (1M LIBOR + 2.75%), 02/07/24 (g)	139	140
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.35%, (3M LIBOR + 3.00%), 06/24/18 (g)	296	296
DIP Term Loan, 4.50%, (3M LIBOR + 3.00%), 06/24/18 (g)	11	11
Nautilus Power LLC
Term Loan B, 5.60%, (3M LIBOR + 4.25%), 04/28/24 (g)	193	195
		642
Total Senior Loan Interests (cost $85,949)		84,887
SHORT TERM INVESTMENTS 5.4%
Investment Companies 1.4%
JNL Government Money Market Fund - Institutional Class, 1.16% (l) (m)	9,431	9,431
Securities Lending Collateral 4.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (m)	27,855	27,855
Total Short Term Investments (cost $37,286)		37,286
Total Investments 102.8% (cost $707,711)		712,545
Other Assets and Liabilities, Net (2.8)%		(19,536)
Total Net Assets 100.0%		$693,009

(a)  The Fund had an unfunded commitment at December 31, 2017. See Unfunded Commitments in these Schedules of Investments.

(b)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $274,741 and 39.6%, respectively.

(c)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e)  All or portion of the security was on loan.

(f)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

Shares/Par[1]	Value

(g)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(h)   The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(i)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(j)   This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(k)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(l)   Investment in affiliate.

(m)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/DFA U.S. Core Equity Fund
COMMON STOCKS 99.6%
Consumer Discretionary 16.2%
1-800-Flowers.com Inc. - Class A (a)	4	$38
Aaron's Inc.	8	299
Abercrombie & Fitch Co. - Class A	9	161
Adient Plc	6	441
Adtalem Global Education Inc. (a)	7	288
Advance Auto Parts Inc.	5	461
AH Belo Corp. - Class A	3	13
Amazon.com Inc. (a)	18	20,942
AMC Entertainment Holdings Inc. - Class A (b)	6	96
AMC Networks Inc. - Class A (a)	5	277
American Axle & Manufacturing Holdings Inc. (a)	17	284
American Eagle Outfitters Inc.	23	429
American Outdoor Brands Corp. (a) (b)	6	82
American Public Education Inc. (a)	2	48
America's Car-Mart Inc. (a)	1	43
Aptiv Plc	11	914
ARAMARK Corp.	19	824
Asbury Automotive Group Inc. (a)	3	198
Ascena Retail Group Inc. (a)	17	40
Ascent Capital Group Inc. - Class A (a)	1	16
At Home Group Inc. (a)	3	105
Autoliv Inc. (b)	7	946
AutoNation Inc. (a)	13	645
AutoZone Inc. (a)	1	569
AV Homes Inc. (a) (b)	1	16
Barnes & Noble Education Inc. (a)	6	52
Barnes & Noble Inc.	6	40
Bassett Furniture Industries Inc.	—	19
Beazer Homes USA Inc. (a)	7	130
Bed Bath & Beyond Inc.	17	384
Belmond Ltd. - Class A (a)	11	131
Best Buy Co. Inc.	38	2,629
Big 5 Sporting Goods Corp. (b)	2	18
Big Lots Inc.	6	361
Biglari Holdings Inc. (a)	—	46
BJ's Restaurants Inc.	3	93
Bloomin' Brands Inc.	14	296
Bojangles' Inc. (a)	3	37
BorgWarner Inc.	14	741

See accompanying Notes to Financial Statements.

20

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Bravo Brio Restaurant Group Inc. (a)	1	3
Bridgepoint Education Inc. (a)	4	36
Bright Horizons Family Solutions Inc. (a)	7	681
Brinker International Inc. (b)	5	194
Brunswick Corp.	11	600
Buckle Inc. (b)	1	32
Buffalo Wild Wings Inc. (a)	3	448
Build-A-Bear Workshop Inc. (a)	2	19
Burlington Stores Inc. (a)	4	540
Cable One Inc.	1	473
CalAtlantic Group Inc.	12	661
Caleres Inc.	5	161
Callaway Golf Co.	8	105
Cambium Learning Group Inc. (a)	3	18
Capella Education Co.	1	104
Career Education Corp. (a)	9	110
Carmax Inc. (a)	15	979
Carnival Plc	10	658
Carriage Services Inc.	2	54
Carrol's Restaurant Group Inc. (a)	5	62
Carter's Inc.	7	786
Cato Corp. - Class A	2	37
Cavco Industries Inc. (a)	1	108
CBS Corp. - Class A	—	12
CBS Corp. - Class B	15	881
Century Communities Inc. (a)	2	56
Charter Communications Inc. - Class A (a)	10	3,257
Cheesecake Factory Inc. (b)	6	268
Cherokee Inc. (a)	1	1
Chico's FAS Inc.	23	201
Childrens Place Retail Stores Inc.	2	319
Chipotle Mexican Grill Inc. (a)	1	232
Choice Hotels International Inc.	6	430
Christopher & Banks Corp. (a)	6	8
Chuy's Holdings Inc. (a)	2	51
Cinemark Holdings Inc.	14	491
Citi Trends Inc.	2	49
Clear Channel Outdoor Holdings Inc. - Class A	5	24
Collectors Universe Inc.	—	9
Columbia Sportswear Co.	6	464
Comcast Corp. - Class A	237	9,483
Conn's Inc. (a) (b)	2	85
Container Store Group Inc. (a) (b)	3	14
Cooper Tire & Rubber Co.	6	216
Cooper-Standard Holding Inc. (a)	3	370
Core-Mark Holding Co. Inc.	4	127
Cracker Barrel Old Country Store Inc. (b)	4	628
Crocs Inc. (a)	14	173
CSS Industries Inc.	—	11
Culp Inc.	2	51
D.R. Horton Inc.	22	1,141
Dana Holding Corp.	21	677
Darden Restaurants Inc.	7	679
Dave & Buster's Entertainment Inc. (a)	7	367
Deckers Outdoor Corp. (a)	5	366
Del Frisco's Restaurant Group Inc. (a)	3	43
Del Taco Restaurants Inc. (a)	3	35
Delphi Technologies Plc (a)	4	188
Denny's Corp. (a)	8	103
Destination Maternity Corp. (a) (b)	1	3
Destination XL Group Inc. (a)	3	6
Dick's Sporting Goods Inc.	10	274
Dillard's Inc. - Class A (b)	4	224
DineEquity Inc. (b)	2	108
Discovery Communications Inc. - Class A (a) (b)	16	357
Discovery Communications Inc. - Class C (a)	24	518
DISH Network Corp. - Class A (a)	9	448
Dixie Group Inc. - Class A (a)	—	1
Dollar General Corp.	13	1,213
Dollar Tree Inc. (a)	12	1,271
Domino's Pizza Inc.	2	416
Dorman Products Inc. (a)	3	203
DSW Inc. - Class A	8	179
Dunkin' Brands Group Inc.	9	586
El Pollo Loco Holdings Inc. (a)	2	17
	Shares/Par[1]	Value
Eldorado Resorts Inc. (a) (b)	4	121
Entercom Communications Corp. - Class A	13	145
Entravision Communications Corp. - Class A	6	39
Escalade Inc.	1	11
Ethan Allen Interiors Inc.	3	97
EW Scripps Co. - Class A (a)	8	121
Expedia Inc.	4	536
Express Inc. (a)	8	79
Famous Dave's Of America Inc. (a) (b)	1	3
Fiesta Restaurant Group Inc. (a)	3	54
Finish Line Inc. - Class A	4	60
Five Below Inc. (a)	6	397
Flexsteel Industries Inc.	1	34
Foot Locker Inc.	8	384
Ford Motor Co.	196	2,450
Fossil Group Inc. (a) (b)	5	40
Fox Factory Holding Corp. (a)	4	148
Francesca's Holdings Corp. (a)	6	45
Fred's Inc. - Class A (b)	4	16
FTD Cos. Inc. (a)	3	21
GameStop Corp. - Class A	12	215
Gannett Co. Inc.	22	253
Gap Inc.	44	1,505
Garmin Ltd.	11	639
General Motors Co.	69	2,810
Genesco Inc. (a)	2	62
Gentex Corp.	32	675
Gentherm Inc. (a)	4	128
Genuine Parts Co.	9	865
G-III Apparel Group Ltd. (a)	8	278
Global Eagle Entertainment Inc. (a) (b)	6	13
Goodyear Tire & Rubber Co.	27	874
GoPro Inc. - Class A (a) (b)	8	60
Graham Holdings Co.	—	178
Grand Canyon Education Inc. (a)	6	500
Gray Television Inc. (a)	6	97
Green Brick Partners Inc. (a)	1	7
Group 1 Automotive Inc.	2	157
Groupon Inc. - Class A (a) (b)	49	251
Guess Inc.	7	121
H&R Block Inc.	20	529
Habit Restaurants Inc. - Class A (a) (b)	1	12
Hamilton Beach Brands Holding Co. (c) (d)	—	13
Hamilton Beach Brands Holding Co.	—	13
HanesBrands Inc. (b)	20	423
Harley-Davidson Inc. (b)	13	660
Harte-Hanks Inc. (a)	4	4
Hasbro Inc.	6	503
Haverty Furniture Cos. Inc.	2	35
Helen of Troy Ltd. (a)	3	270
Hibbett Sports Inc. (a)	2	38
Hilton Grand Vacations Inc. (a)	8	328
Hilton Worldwide Holdings Inc.	11	901
Home Depot Inc.	52	9,770
Hooker Furniture Corp.	1	57
Horizon Global Corp. (a)	2	25
Houghton Mifflin Harcourt Co. (a)	8	73
Hovnanian Enterprises Inc. - Class A (a) (b)	7	23
HSN Inc.	4	149
Hyatt Hotels Corp. - Class A (a)	2	166
Iconix Brand Group Inc. (a)	6	7
ILG Inc.	12	338
IMAX Corp. (a)	2	52
Installed Building Products Inc. (a)	3	207
International Game Technology Plc	17	448
Interpublic Group of Cos. Inc.	23	465
iRobot Corp. (a) (b)	2	143
J Alexander's Holdings Inc. (a)	—	2
J.C. Penney Co. Inc. (a) (b)	39	123
Jack in the Box Inc.	3	290
Jamba Inc. (a)	1	5
John Wiley & Sons Inc. - Class A	6	363
John Wiley & Sons Inc. - Class B	—	7
Johnson Outdoors Inc. - Class A	1	60
K12 Inc. (a)	5	73

See accompanying Notes to Financial Statements.

21

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
KB Home	7	229
Kirkland's Inc. (a)	1	18
Kohl's Corp.	18	1,001
Kona Grill Inc. (a) (b)	1	2
La Quinta Holdings Inc. (a)	11	208
Lakeland Industries Inc. (a)	—	2
Lands' End Inc. (a) (b)	1	29
Las Vegas Sands Corp.	19	1,306
La-Z-Boy Inc.	5	157
LCI Industries	3	376
Lear Corp.	9	1,504
Leggett & Platt Inc.	8	394
Lennar Corp. - Class A	10	632
Lennar Corp. - Class B	1	44
LGI Homes Inc. (a) (b)	—	10
Libbey Inc.	2	18
Liberty Braves Group - Class A (a)	—	8
Liberty Braves Group - Class C (a)	1	15
Liberty Broadband Corp. - Class A (a)	1	103
Liberty Broadband Corp. - Class C (a)	5	465
Liberty Expedia Holdings Inc. - Class A (a)	3	149
Liberty Interactive Corp. QVC Group - Class A (a)	31	746
Liberty Media Group - Class A (a)	1	29
Liberty Media Group - Class C (a)	2	58
Liberty SiriusXM Group - Class A (a)	4	143
Liberty SiriusXM Group - Class C (a)	7	269
Liberty Tax Inc. - Class A	1	10
Liberty TripAdvisor Holdings Inc. - Class A (a)	7	69
Liberty Ventures - Class A (a)	7	388
Lifetime Brands Inc.	1	18
Limited Brands Inc.	6	346
Lindblad Expeditions Holdings Inc. (a)	3	28
Lions Gate Entertainment Corp. - Class A (a)	7	221
Lions Gate Entertainment Corp. - Class B (a)	7	228
Lithia Motors Inc. - Class A	3	330
Live Nation Inc. (a)	18	776
LKQ Corp. (a)	24	993
Lowe's Cos. Inc.	36	3,352
Luby's Inc. (a)	1	3
Lululemon Athletica Inc. (a)	6	434
Lumber Liquidators Holdings Inc. (a) (b)	1	31
M/I Homes Inc. (a)	2	75
Macy's Inc.	42	1,046
Madison Square Garden Co. - Class A (a)	2	347
Malibu Boats Inc. - Class A (a)	2	48
Marcus Corp.	2	61
Marine Products Corp.	2	22
MarineMax Inc. (a)	3	53
Marriott International Inc. - Class A	10	1,294
Marriott Vacations Worldwide Corp.	3	394
Mattel Inc. (b)	13	199
McClatchy Co. - Class A (a) (b)	1	6
McDonald's Corp.	30	5,201
MDC Holdings Inc.	6	197
Meredith Corp.	5	305
Meritage Homes Corp. (a)	4	229
MGM Resorts International	45	1,488
Michael Kors Holdings Ltd. (a)	11	676
Michaels Cos. Inc. (a)	17	412
Modine Manufacturing Co. (a)	4	90
Mohawk Industries Inc. (a)	3	883
Monarch Casino & Resort Inc. (a)	1	31
Monro Inc.	3	160
Motorcar Parts of America Inc. (a)	2	49
Movado Group Inc.	1	35
MSG Networks Inc. - Class A (a)	6	116
Murphy USA Inc. (a)	5	393
Nathan's Famous Inc. (a)	1	45
National CineMedia Inc.	5	38
Nautilus Inc. (a)	3	45
Netflix Inc. (a)	9	1,669
New Home Co. Inc. (a)	1	11
New Media Investment Group Inc.	2	30
New York & Co. Inc. (a)	5	14
New York Times Co. - Class A	14	266
	Shares/Par[1]	Value
Newell Brands Inc.	8	240
News Corp. - Class A	16	259
News Corp. - Class B	7	123
NexStar Media Group Inc. - Class A	6	464
Nike Inc. - Class B	48	3,011
Nordstrom Inc. (b)	10	496
Norwegian Cruise Line Holdings Ltd. (a)	19	999
NutriSystem Inc.	3	135
NVR Inc. (a)	—	561
Office Depot Inc.	52	184
Ollie's Bargain Outlet Holdings Inc. (a)	6	304
Omnicom Group Inc.	12	853
O'Reilly Automotive Inc. (a)	4	1,005
Overstock.com Inc. (a) (b)	2	112
Oxford Industries Inc.	2	149
Papa John's International Inc.	4	199
Party City Holdco Inc. (a) (b)	9	131
Penn National Gaming Inc. (a)	4	122
Penske Automotive Group Inc.	10	488
Perry Ellis International Inc. (a)	1	30
PetMed Express Inc. (b)	2	105
Pico Holdings Inc.	3	43
Pier 1 Imports Inc.	9	38
Pinnacle Entertainment Inc. (a)	3	102
Planet Fitness Inc. - Class A (a)	8	289
Polaris Industries Inc.	7	882
Pool Corp.	4	455
Potbelly Corp. (a)	2	25
Priceline Group Inc. (a)	2	2,739
Pulte Homes Inc.	20	675
PVH Corp.	4	613
Ralph Lauren Corp. - Class A	3	342
RCI Hospitality Holdings Inc.	1	23
Reading International Inc. - Class A (a)	2	30
Red Lion Hotels Corp. (a)	2	21
Red Robin Gourmet Burgers Inc. (a)	1	83
Red Rock Resorts Inc. - Class A	9	304
Regal Entertainment Group - Class A (b)	13	297
Regis Corp. (a)	4	62
Rent-A-Center Inc. (b)	6	62
RH (a) (b)	3	246
Rocky Brands Inc.	1	11
Ross Stores Inc.	17	1,388
Royal Caribbean Cruises Ltd.	6	767
Ruth's Hospitality Group Inc.	5	103
Sally Beauty Holdings Inc. (a)	12	234
Scholastic Corp.	3	140
Scientific Games Corp. - Class A (a)	8	415
Scripps Networks Interactive Inc. - Class A	7	566
Sears Hometown and Outlet Stores Inc. (a) (b)	—	1
Sequential Brands Group Inc. (a) (b)	3	5
Service Corp. International	16	605
ServiceMaster Global Holdings Inc. (a)	15	744
Shake Shack Inc. - Class A (a) (b)	—	17
Shiloh Industries Inc. (a)	1	7
Shoe Carnival Inc.	2	46
Shutterfly Inc. (a)	3	160
Signet Jewelers Ltd. (b)	9	492
Sinclair Broadcast Group Inc. - Class A (b)	11	409
Sirius XM Holdings Inc. (b)	62	333
Six Flags Entertainment Corp.	9	589
Skechers U.S.A. Inc. - Class A (a)	16	595
Sleep Number Corp. (a)	5	197
Sonic Automotive Inc. - Class A	4	80
Sonic Corp. (b)	4	120
Sotheby's (a)	5	268
Speedway Motorsports Inc.	3	59
Sportsman's Warehouse Holdings Inc. (a) (b)	3	21
Stage Stores Inc. (b)	3	5
Standard Motor Products Inc.	2	108
Starbucks Corp.	61	3,514
Stein Mart Inc. (b)	6	7
Steven Madden Ltd. (a)	7	305
Stoneridge Inc. (a)	3	71
Strattec Security Corp.	—	10

See accompanying Notes to Financial Statements.

22

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Strayer Education Inc.	1	107
Sturm Ruger & Co. Inc. (b)	2	114
Superior Industries International Inc.	2	28
Superior Uniform Group Inc.	1	27
Tapestry Inc.	18	786
Target Corp.	27	1,754
Taylor Morrison Home Corp. - Class A (a)	9	231
Tegna Inc.	27	384
Tempur Sealy International Inc. (a) (b)	6	352
Tenneco Inc.	8	454
Tesla Inc. (a) (b)	2	520
Texas Roadhouse Inc.	8	422
Thor Industries Inc.	6	955
Tiffany & Co.	10	1,025
Tile Shop Holdings Inc.	6	58
Tilly's Inc. - Class A	1	16
Time Inc.	10	181
Time Warner Inc.	29	2,684
TJX Cos. Inc.	28	2,111
Toll Brothers Inc.	8	378
TopBuild Corp. (a)	4	312
Tower International Inc.	3	79
Townsquare Media Inc. - Class A (a)	2	12
Tractor Supply Co.	8	585
TRI Pointe Homes Inc. (a)	16	285
TripAdvisor Inc. (a) (b)	9	325
Tronc Inc. (a)	5	87
Tuesday Morning Corp. (a) (b)	4	12
Tupperware Brands Corp.	4	243
Twenty-First Century Fox Inc. - Class A	42	1,440
Twenty-First Century Fox Inc. - Class B	19	641
Ulta Beauty Inc. (a)	4	791
Under Armour Inc. - Class A (a) (b)	13	184
Under Armour Inc. - Class C (a) (b)	13	173
Unifi Inc. (a)	2	76
Universal Electronics Inc. (a)	1	39
Universal Technical Institute Inc. (a)	2	4
Urban Outfitters Inc. (a)	14	489
Vail Resorts Inc.	2	409
Vera Bradley Inc. (a)	3	38
VF Corp.	11	791
Viacom Inc. - Class A (b)	1	46
Viacom Inc. - Class B	39	1,200
Vista Outdoor Inc. (a)	6	88
Visteon Corp. (a)	4	503
Vitamin Shoppe Inc. (a)	2	9
VOXX International Corp. - Class A (a)	2	11
Walt Disney Co.	55	5,939
Wayfair Inc. - Class A (a)	1	80
Weight Watchers International Inc. (a)	6	256
Wendy's Co.	36	587
Weyco Group Inc.	1	28
Whirlpool Corp.	8	1,381
William Lyon Homes - Class A (a) (b)	2	63
Williams-Sonoma Inc. (b)	13	648
Wingstop Inc.	3	105
Winmark Corp.	—	32
Winnebago Industries Inc.	3	162
Wolverine World Wide Inc.	9	281
World Wrestling Entertainment Inc. - Class A	3	82
Wyndham Worldwide Corp.	7	759
Wynn Resorts Ltd.	5	870
Yum! Brands Inc.	11	936
Zagg Inc. (a)	4	69
Zumiez Inc. (a)	3	69
		192,988
Consumer Staples 7.5%
Alico Inc.	1	24
Alliance One International Inc. (a)	1	12
Altria Group Inc.	84	5,994
Andersons Inc.	3	101
Archer-Daniels-Midland Co.	9	357
Avon Products Inc. (a)	42	91
B&G Foods Inc. (b)	7	257
	Shares/Par[1]	Value
Blue Buffalo Pet Products Inc. (a) (b)	18	606
Bob Evans Farms Inc.	2	184
Boston Beer Co. Inc. - Class A (a) (b)	1	191
Brown-Forman Corp. - Class A	3	212
Brown-Forman Corp. - Class B	13	917
Bunge Ltd.	7	487
Calavo Growers Inc. (b)	2	140
Cal-Maine Foods Inc. (a) (b)	5	206
Campbell Soup Co.	18	875
Casey's General Stores Inc.	5	507
Central Garden & Pet Co. (a)	1	44
Central Garden & Pet Co. - Class A (a)	5	198
Chefs' Warehouse Inc. (a)	3	52
Church & Dwight Co. Inc.	12	605
Clorox Co.	8	1,145
Coca-Cola Bottling Co.	1	220
Coca-Cola Co.	151	6,910
Colgate-Palmolive Co.	25	1,877
ConAgra Brands Inc.	19	716
Constellation Brands Inc. - Class A	5	1,145
Constellation Brands Inc. - Class B	—	2
Costco Wholesale Corp.	18	3,438
Coty Inc. - Class A	28	552
Craft Brewers Alliance Inc. (a)	1	29
CVS Health Corp.	41	2,955
Darling Ingredients Inc. (a)	17	303
Dean Foods Co.	13	151
Dr. Pepper Snapple Group Inc.	11	1,050
Edgewell Personal Care Co. (a)	6	349
Energizer Holdings Inc.	5	262
Estee Lauder Cos. Inc. - Class A	7	954
Farmer Bros. Co. (a)	2	51
Flowers Foods Inc.	25	487
Fresh Del Monte Produce Inc.	7	341
General Mills Inc.	23	1,388
Hain Celestial Group Inc. (a)	9	377
Herbalife Ltd. (a) (b)	7	468
Hershey Co.	6	661
Hormel Foods Corp.	24	878
Hostess Brands Inc. - Class A (a)	6	89
HRG Group Inc. (a)	27	461
Ingles Markets Inc. - Class A	2	63
Ingredion Inc.	6	835
Inter Parfums Inc.	3	115
J&J Snack Foods Corp.	2	256
JM Smucker Co.	9	1,074
John B. Sanfilippo & Son Inc.	1	55
Kellogg Co.	10	685
Kimberly-Clark Corp.	14	1,703
Kraft Heinz Foods Co.	11	882
Kroger Co.	58	1,584
Lamb Weston Holdings Inc.	6	344
Lancaster Colony Corp.	3	412
Landec Corp. (a)	3	34
Limoneira Co.	1	24
Mannatech Inc.	—	4
McCormick & Co. Inc.	5	542
Medifast Inc.	1	84
MGP Ingredients Inc.	2	145
Molson Coors Brewing Co. - Class B	16	1,312
Mondelez International Inc. - Class A	27	1,137
Monster Beverage Corp. (a)	11	668
National Beverage Corp.	2	214
Natural Grocers by Vitamin Cottage Inc. (a) (b)	—	3
Natural Health Trends Corp.	—	2
Nature's Sunshine Products Inc.	1	9
Nu Skin Enterprises Inc. - Class A	6	424
Oil-Dri Corp. of America	—	17
Orchids Paper Products Co.	1	11
PepsiCo Inc.	62	7,406
Performance Food Group Co. (a)	12	383
Philip Morris International Inc.	45	4,734
Pilgrim's Pride Corp. (a)	18	545
Pinnacle Foods Inc.	7	416
Post Holdings Inc. (a)	9	748

See accompanying Notes to Financial Statements.

23

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
PriceSmart Inc.	3	242
Primo Water Corp. (a)	2	30
Procter & Gamble Co.	76	6,946
Revlon Inc. - Class A (a) (b)	3	73
Rite Aid Corp. (a) (b)	36	71
Sanderson Farms Inc.	3	468
Seneca Foods Corp. - Class A (a)	1	21
Snyders-Lance Inc.	10	513
SpartanNash Co.	3	85
Spectrum Brands Holdings Inc.	2	268
Sprouts Farmers Market Inc. (a)	15	374
Supervalu Inc. (a)	4	95
Sysco Corp.	22	1,322
Tootsie Roll Industries Inc. (b)	3	107
TreeHouse Foods Inc. (a)	4	223
Tyson Foods Inc. - Class A	14	1,127
United Natural Foods Inc. (a)	6	285
Universal Corp.	2	117
US Foods Holding Corp. (a)	10	330
USANA Health Sciences Inc. (a)	3	237
Vector Group Ltd.	13	296
Village Super Market Inc. - Class A	1	23
Walgreens Boots Alliance Inc.	30	2,144
Wal-Mart Stores Inc.	75	7,393
WD-40 Co.	1	125
Weis Markets Inc.	3	110
		89,214
Energy 4.4%
Adams Resources & Energy Inc.	—	11
Anadarko Petroleum Corp.	11	572
Andeavor Corp.	19	2,170
Antero Resources Corp. (a)	15	282
Apache Corp.	20	865
Approach Resources Inc. (a) (b)	6	17
Arch Coal Inc. - Class A	3	261
Archrock Inc.	6	61
Baker Hughes a GE Co. - Class A	4	142
Bill Barrett Corp. (a)	8	39
Bristow Group Inc. (b)	5	73
Cabot Oil & Gas Corp.	10	280
Callon Petroleum Co. (a)	20	246
CARBO Ceramics Inc. (a) (b)	2	20
Carrizo Oil & Gas Inc. (a)	9	192
Centennial Resource Development Inc. - Class A (a)	20	395
Cheniere Energy Inc. (a)	9	503
Cheniere Energy Partners LP Holdings LLC	3	90
Chevron Corp.	40	4,965
Cimarex Energy Co.	2	234
Clean Energy Fuels Corp. (a)	11	21
Cloud Peak Energy Inc. (a)	5	22
CNX Resources Corp. (a)	25	371
Concho Resources Inc. (a)	6	837
ConocoPhillips Co.	19	1,058
CONSOL Energy Inc. (a)	3	125
Contango Oil & Gas Co. (a)	2	11
Continental Resources Inc. (a)	8	399
Core Laboratories NV (b)	4	440
CVR Energy Inc. (b)	4	142
Dawson Geophysical Co. (a)	2	12
Delek US Holdings Inc.	10	341
Denbury Resources Inc. (a)	38	83
Devon Energy Corp.	29	1,184
DHT Holdings Inc.	7	24
Diamond Offshore Drilling Inc. (a) (b)	10	190
Diamondback Energy Inc. (a)	4	476
Dorian LPG Ltd. (a)	5	45
Dril-Quip Inc. (a)	4	195
Eclipse Resources Corp. (a)	19	46
Energen Corp. (a)	10	548
EnLink Midstream LLC	10	182
Ensco Plc - Class A	47	278
EOG Resources Inc.	13	1,354
EP Energy Corp. - Class A (a)	13	31
EQT Corp.	13	714
	Shares/Par[1]	Value
Era Group Inc. (a)	2	17
Evolution Petroleum Corp.	3	19
Exterran Corp. (a)	5	162
Exxon Mobil Corp.	79	6,643
Forum Energy Technologies Inc. (a)	11	169
Frank's International NV	5	31
GasLog Ltd.	5	103
Geospace Technologies Corp. (a)	1	9
Green Plains Renewable Energy Inc.	4	67
Gulf Island Fabrication Inc.	1	12
Gulfport Energy Corp. (a)	16	209
Halcon Resources Corp. (a) (b)	8	57
Hallador Energy Co.	—	2
Halliburton Co.	9	451
Helix Energy Solutions Group Inc. (a)	15	115
Helmerich & Payne Inc. (b)	7	433
Hess Corp.	11	513
HollyFrontier Corp.	15	783
Hornbeck Offshore Services Inc. (a)	2	7
ION Geophysical Corp. (a)	1	16
Jones Energy Inc. - Class A (a) (b)	1	1
Kinder Morgan Inc.	48	868
Kosmos Energy Ltd. (a)	29	196
Laredo Petroleum Holdings Inc. (a)	21	222
Marathon Oil Corp.	34	582
Marathon Petroleum Corp.	23	1,522
Matador Resources Co. (a)	13	406
Matrix Service Co. (a)	3	58
McDermott International Inc. (a)	34	221
Mitcham Industries Inc. (a)	1	2
Murphy Oil Corp.	17	515
Nabors Industries Ltd.	28	193
NACCO Industries Inc. - Class A	—	19
National Oilwell Varco Inc.	15	554
Natural Gas Services Group Inc. (a)	2	44
Newfield Exploration Co. (a)	12	386
Newpark Resources Inc. (a)	10	89
Noble Corp. Plc (a)	27	122
Noble Energy Inc.	20	592
Oasis Petroleum Inc. (a)	20	172
Occidental Petroleum Corp.	19	1,374
Oceaneering International Inc.	10	206
Oil States International Inc. (a)	5	152
ONEOK Inc.	9	491
Pacific Ethanol Inc. (a)	2	9
Panhandle Oil and Gas Inc. - Class A	2	32
Par Pacific Holdings Inc. (a)	4	78
Parker Drilling Co. (a)	10	10
Parsley Energy Inc. - Class A (a)	7	214
Patterson-UTI Energy Inc.	17	389
PBF Energy Inc. - Class A	12	425
PDC Energy Inc. (a)	7	339
Peabody Energy Corp. (a)	5	202
PHI Inc. (a)	1	13
PHI Inc. (a)	—	1
Phillips 66	8	768
Pioneer Energy Services Corp. (a)	9	26
Pioneer Natural Resources Co.	3	470
QEP Resources Inc. (a)	21	197
Range Resources Corp.	10	164
Renewable Energy Group Inc. (a)	5	57
REX Stores Corp. (a)	—	14
RigNet Inc. (a)	2	24
Ring Energy Inc. (a)	4	49
Rowan Cos. Plc - Class A (a)	18	284
RPC Inc. (b)	13	321
RSP Permian Inc. (a)	13	514
Schlumberger Ltd.	22	1,516
Scorpio Tankers Inc.	19	59
SEACOR Holdings Inc. (a)	2	87
SEACOR Marine Holdings Inc. (a)	2	22
SemGroup Corp. - Class A	9	265
Ship Finance International Ltd.	5	77
SM Energy Co.	13	294
SRC Energy Inc. (a)	19	159

See accompanying Notes to Financial Statements.

24

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Superior Energy Services Inc. (a)	14	137
Targa Resources Corp.	9	450
TechnipFMC Plc	15	472
Teekay Corp. (b)	7	69
Teekay Tankers Ltd. - Class A	4	5
Tetra Technologies Inc. (a)	8	34
Transocean Ltd. (a) (b)	44	472
Ultra Petroleum Corp. (a)	9	85
Unit Corp. (a)	6	126
US Silica Holdings Inc.	9	305
Valero Energy Corp.	14	1,281
Weatherford International Plc (a)	82	341
Whiting Petroleum Corp. (a)	11	285
Willbros Group Inc. (a)	7	10
Williams Cos. Inc.	26	790
World Fuel Services Corp.	7	190
WPX Energy Inc. (a)	34	483
		51,966
Financials 14.3%
1st Source Corp.	3	129
Access National Corp.	—	10
Affiliated Managers Group Inc.	4	907
Aflac Inc.	12	1,040
Alleghany Corp. (a)	1	369
Allstate Corp.	11	1,126
Ally Financial Inc.	44	1,298
A-Mark Precious Metals Inc.	—	6
Ambac Financial Group Inc. (a) (d) (e)	4	65
American Equity Investment Life Holding Co.	10	307
American Express Co.	37	3,681
American Financial Group Inc.	5	573
American International Group Inc.	16	973
American National Bankshares Inc.	1	24
American National Insurance Co.	2	201
Ameriprise Financial Inc.	7	1,110
Ameris Bancorp	3	168
Amerisafe Inc.	2	129
AmTrust Financial Services Inc. (b)	19	196
Aon Plc - Class A	9	1,224
Arch Capital Group Ltd. (a)	5	412
Argo Group International Holdings Ltd.	3	170
Arrow Financial Corp.	2	61
Arthur J Gallagher & Co.	11	688
Artisan Partners Asset Management Inc. - Class A	5	209
Aspen Insurance Holdings Ltd.	6	227
Associated Bancorp	13	340
Assurant Inc.	5	454
Assured Guaranty Ltd.	12	391
Atlantic Capital Bancshares Inc. (a)	1	20
Atlantic Coast Financial Corp. (a) (b)	1	8
Atlanticus Holdings Corp. (a)	1	2
Atlas Financial Holdings Inc. (a)	1	20
Axis Capital Holdings Ltd.	5	262
Baldwin & Lyons Inc. - Class B	1	23
Banc of California Inc. (b)	5	105
BancFirst Corp.	3	176
Bancorp Inc. (a)	8	78
BancorpSouth Bank	8	261
Bank Mutual Corp.	7	70
Bank of America Corp.	199	5,879
Bank of Hawaii Corp.	5	419
Bank of Marin Bancorp	1	58
Bank of New York Mellon Corp.	31	1,684
Bank of the Ozarks Inc.	13	613
BankFinancial Corp.	2	33
BankUnited Inc.	13	547
Banner Corp.	4	243
Bar Harbor Bankshares	1	36
BB&T Corp.	13	670
Beneficial Bancorp Inc.	9	142
Berkshire Hathaway Inc. - Class B (a)	53	10,462
Berkshire Hills Bancorp Inc.	4	159
BGC Partners Inc. - Class A	34	520
BlackRock Inc.	4	1,842
	Shares/Par[1]	Value
Blue Hills Bancorp Inc.	1	29
BofI Holding Inc. (a) (b)	5	147
BOK Financial Corp.	4	357
Boston Private Financial Holdings Inc.	10	147
Bridge Bancorp Inc.	2	65
Brighthouse Financial Inc. (a)	2	97
Brookline Bancorp Inc.	8	130
Brown & Brown Inc.	11	583
Bryn Mawr Bank Corp.	2	106
BSB BanCorp Inc. (a)	1	23
C&F Financial Corp.	—	2
Camden National Corp.	2	80
Cannae Holdings Inc. (a)	6	109
Capital City Bank Group Inc.	1	23
Capital One Financial Corp.	12	1,183
Capitol Federal Financial Inc.	16	211
Carolina Financial Corp.	1	54
Cathay General Bancorp	8	342
CBOE Global Markets Inc.	6	735
CenterState Bank Corp.	9	238
Central Pacific Financial Corp.	4	111
Central Valley Community Bancorp	—	5
Charles Schwab Corp.	25	1,274
Charter Financial Corp.	1	21
Chemical Financial Corp.	6	327
Chubb Ltd.	8	1,110
Cincinnati Financial Corp.	7	494
CIT Group Inc.	7	326
Citigroup Inc.	52	3,845
Citizens & Northern Corp.	1	18
Citizens Financial Group Inc.	17	717
Citizens Inc. - Class A (a) (b)	4	27
City Holdings Co.	2	105
Clifton Bancorp Inc.	2	29
CME Group Inc.	6	907
CNA Financial Corp.	1	80
CNB Financial Corp.	1	35
CNO Financial Group Inc.	11	284
CoBiz Financial Inc.	5	98
Codorus Valley Bancorp Inc.	—	8
Cohen & Steers Inc.	5	240
Columbia Banking System Inc.	8	363
Comerica Inc.	7	579
Commerce Bancshares Inc.	12	693
Community Bank System Inc.	7	359
Community Trust Bancorp Inc.	2	97
ConnectOne Bancorp Inc.	3	79
Consumer Portfolio Services Inc. (a)	2	9
Cowen Inc. - Class A (a)	2	30
Crawford & Co. - Class B	1	14
Credit Acceptance Corp. (a)	2	651
Cullen/Frost Bankers Inc.	5	445
Customers Bancorp Inc. (a)	3	86
CVB Financial Corp.	11	265
Diamond Hill Investment Group Inc.	—	99
Dime Community Bancshares Inc.	4	82
Discover Financial Services	19	1,485
Donegal Group Inc. - Class A	2	28
Donnelley Financial Solutions Inc. (a)	5	105
E*TRADE Financial Corp. (a)	17	835
Eagle Bancorp Inc. (a)	3	157
East West Bancorp Inc.	9	548
Eaton Vance Corp.	9	531
eHealth Inc. (a)	2	39
EMC Insurance Group Inc.	2	48
Employer Holdings Inc.	4	162
Encore Capital Group Inc. (a) (b)	2	99
Enova International Inc. (a)	5	83
Enstar Group Ltd. (a)	1	254
Enterprise Financial Services Corp.	4	183
Erie Indemnity Co. - Class A	2	229
ESSA Bancorp Inc.	1	15
Essent Group Ltd. (a)	10	448
Evercore Inc. - Class A	6	503
Everest Re Group Ltd.	2	421

See accompanying Notes to Financial Statements.

25

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Ezcorp Inc. - Class A (a)	7	89
FactSet Research Systems Inc.	2	477
Farmers Capital Bank Corp.	1	23
Farmers National Banc Corp.	1	12
FBL Financial Group Inc. - Class A	1	98
FCB Financial Holdings Inc. - Class A (a)	6	329
Federal Agricultural Mortgage Corp. - Class C	1	70
Federated Investors Inc. - Class B	13	473
Federated National Holding Co.	2	27
Fidelity National Financial Inc.	19	762
Fidelity Southern Corp.	4	77
Fifth Third Bancorp	28	851
Financial Engines Inc.	4	131
Financial Institutions Inc.	2	59
First American Financial Corp.	11	612
First Bancorp Inc.	2	80
First Bancorp Inc. (a)	22	112
First Bancorp Inc.	1	31
First Busey Corp.	8	238
First Business Financial Services Inc.	1	21
First Citizens BancShares Inc. - Class A	1	550
First Commonwealth Financial Corp.	12	170
First Community Bancshares Inc.	2	50
First Connecticut Bancorp Inc.	1	32
First Defiance Financial Corp.	1	39
First Financial Bancorp	7	172
First Financial Bankshares Inc. (b)	6	255
First Financial Corp.	1	43
First Financial Northwest Inc.	1	16
First Foundation Inc. (a)	4	76
First Horizon National Corp.	41	810
First Interstate BancSystem Inc. - Class A	3	139
First Merchants Corp.	6	259
First Midwest Bancorp Inc.	12	299
First of Long Island Corp.	2	66
First Republic Bank	7	567
FirstCash Inc.	5	324
Flagstar Bancorp Inc. (a)	6	218
Flushing Financial Corp.	3	96
FNB Corp.	34	465
Franklin Resources Inc.	11	481
Fulton Financial Corp.	15	272
Gain Capital Holdings Inc.	5	54
GAMCO Investors Inc. - Class A	1	36
Genworth Financial Inc. - Class A (a)	49	151
German American Bancorp Inc.	2	59
Glacier Bancorp Inc.	8	311
Global Indemnity Ltd. - Class A (a)	1	42
Goldman Sachs Group Inc.	6	1,653
Great Southern Bancorp Inc.	2	94
Great Western Bancorp Inc.	6	239
Green Bancorp Inc. (a)	2	43
Green Dot Corp. - Class A (a)	6	335
Greenhill & Co. Inc. (b)	3	49
Greenlight Capital Re Ltd. - Class A (a)	3	65
Guaranty Bancorp	3	76
Hallmark Financial Services Inc. (a)	2	22
Hancock Holding Co.	7	361
Hanmi Financial Corp.	3	105
Hanover Insurance Group Inc.	4	387
Hartford Financial Services Group Inc.	12	698
HCI Group Inc.	2	45
Heartland Financial USA Inc.	3	145
Hennessy Advisors Inc.	—	6
Heritage Commerce Corp.	5	70
Heritage Financial Corp.	3	85
Heritage Insurance Holdings Inc.	3	48
Hilltop Holdings Inc.	10	263
Home Bancshares Inc.	19	441
HomeStreet Inc. (a)	3	83
HomeTrust Bancshares Inc. (a)	1	37
Hope Bancorp Inc.	14	252
Horace Mann Educators Corp.	5	219
Horizon Bancorp	3	84
Houlihan Lokey Inc. - Class A	1	28
	Shares/Par[1]	Value
Huntington Bancshares Inc.	56	810
IberiaBank Corp.	4	322
Impac Mortgage Holdings Inc. (a) (b)	2	18
Independent Bank Corp.	1	14
Independent Bank Corp.	3	203
Independent Bank Group Inc.	2	127
Infinity Property & Casualty Corp.	1	139
Interactive Brokers Group Inc.	10	569
Intercontinental Exchange Inc.	17	1,233
International Bancshares Corp.	9	356
INTL FCStone Inc. (a)	2	78
Invesco Ltd.	25	916
Investment Technology Group Inc.	3	60
Investors Bancorp Inc.	26	368
James River Group Holdings Ltd.	3	121
Janus Henderson Group Plc	10	374
JPMorgan Chase & Co.	114	12,142
Kearny Financial Corp.	9	130
Kemper Corp.	6	394
KeyCorp	26	529
Ladenburg Thalmann Financial Services Inc.	10	32
Lakeland Bancorp Inc.	5	93
Lakeland Financial Corp.	2	105
Lazard Ltd. - Class A	8	400
LegacyTexas Financial Group Inc.	5	208
Legg Mason Inc.	8	350
LendingClub Corp. (a)	45	187
LendingTree Inc. (a) (b)	1	413
Leucadia National Corp.	14	382
Lincoln National Corp.	9	723
Loews Corp.	13	648
LPL Financial Holdings Inc.	13	720
M&T Bank Corp.	2	334
Macatawa Bank Corp.	1	6
Maiden Holdings Ltd.	9	61
MainSource Financial Group Inc.	3	97
Manning & Napier Inc. - Class A	1	4
Markel Corp. (a)	—	573
MarketAxess Holdings Inc.	2	444
Marlin Business Services Inc.	2	45
Marsh & McLennan Cos. Inc.	18	1,472
MB Financial Inc.	7	313
MBIA Inc. (a) (b)	14	103
MBT Financial Corp.	1	10
Mercantile Bank Corp.	2	72
Mercury General Corp.	5	255
Meridian Bancorp Inc.	5	113
Meta Financial Group Inc.	1	99
MetLife Inc.	16	827
MGIC Investment Corp. (a)	10	141
Midsouth Bancorp Inc.	1	7
MidWestOne Financial Group Inc.	1	25
Moelis & Co. - Class A	2	120
Moody's Corp.	5	736
Morgan Stanley	42	2,184
Morningstar Inc.	5	443
MSCI Inc.	5	588
NASDAQ Inc.	10	781
National Bank Holdings Corp. - Class A	3	94
National Bankshares Inc. (b)	—	3
National General Holdings Corp.	11	211
National Western Life Group Inc. - Class A	—	114
Nationstar Mortgage Holdings Inc. (a) (b)	5	96
Navient Corp.	30	402
Navigators Group Inc.	3	154
NBT Bancorp Inc.	5	176
Nelnet Inc. - Class A	3	177
New York Community Bancorp Inc.	39	512
Nicholas Financial Inc. (a)	1	5
Nicolet Bankshares Inc. (a)	—	15
NMI Holdings Inc. - Class A (a)	7	121
Northern Trust Corp.	8	766
Northfield Bancorp Inc.	5	90
Northrim BanCorp Inc.	—	14
Northwest Bancshares Inc.	11	192

See accompanying Notes to Financial Statements.

26

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
OceanFirst Financial Corp.	3	82
Ocwen Financial Corp. (a) (b)	4	11
OFG Bancorp	6	58
Old National Bancorp	20	355
Old Republic International Corp.	23	489
Old Second Bancorp Inc.	1	10
OM Asset Management Plc	9	151
OneMain Holdings Inc. (a)	12	324
Oppenheimer Holdings Inc. - Class A	1	29
Opus Bank (a)	3	85
Oritani Financial Corp.	5	84
Pacific Premier Bancorp Inc. (a)	3	131
PacWest Bancorp	12	611
Park National Corp.	1	144
Peapack Gladstone Financial Corp.	2	80
Penns Woods Bancorp Inc. (b)	—	10
PennyMac Financial Services Inc. - Class A (a)	4	88
Peoples Bancorp Inc.	2	68
Peoples Financial Services Corp.	—	10
People's United Financial Inc.	15	272
People's Utah Bancorp	1	20
PHH Corp. (a)	6	59
Pinnacle Financial Partners Inc.	7	477
Piper Jaffray Cos.	1	78
PJT Partners Inc. - Class A	2	107
PNC Financial Services Group Inc.	9	1,337
Popular Inc.	9	313
PRA Group Inc. (a) (b)	5	155
Preferred Bank	2	94
Primerica Inc.	6	601
Principal Financial Group Inc.	18	1,271
ProAssurance Corp.	4	244
Progressive Corp.	18	1,039
Prosperity Bancshares Inc.	6	420
Provident Financial Holdings Inc.	—	8
Provident Financial Services Inc.	10	262
Prudential Bancorp Inc.	—	5
Prudential Financial Inc.	8	949
Pzena Investment Management Inc. - Class A	2	20
QCR Holdings Inc.	1	42
Radian Group Inc.	6	120
Raymond James Financial Inc.	9	776
Regional Management Corp. (a)	2	47
Regions Financial Corp.	45	780
Reinsurance Group of America Inc.	3	532
RenaissanceRe Holdings Ltd.	4	459
Renasant Corp.	5	213
Republic Bancorp Inc. - Class A	2	57
Republic First Bancorp Inc. (a) (b)	2	19
RLI Corp.	4	245
S&P Global Inc.	11	1,840
S&T Bancorp Inc.	4	153
Safeguard Scientifics Inc. (a)	2	20
Safety Insurance Group Inc.	2	131
Sandy Spring Bancorp Inc.	3	100
Santander Consumer USA Holdings Inc.	36	663
Seacoast Banking Corp. of Florida (a)	4	95
SEI Investments Co.	7	524
Selective Insurance Group Inc.	6	365
ServisFirst Bancshares Inc.	5	193
Sierra Bancorp	1	39
Signature Bank (a)	3	345
Simmons First National Corp. - Class A	4	252
SLM Corp. (a)	49	555
South State Corp.	4	344
Southside Bancshares Inc.	3	104
State Auto Financial Corp.	4	107
State Bank Financial Corp.	3	103
State Street Corp.	7	694
Sterling Bancorp	21	523
Stewart Information Services Corp.	3	106
Stifel Financial Corp.	6	339
Stock Yards Bancorp Inc.	2	72
Sun Bancorp Inc.	2	52
SunTrust Banks Inc.	9	591
	Shares/Par[1]	Value
SVB Financial Group (a)	3	733
Synchrony Financial	26	1,015
Synovus Financial Corp.	12	591
T. Rowe Price Group Inc.	21	2,232
TCF Financial Corp.	19	398
TD Ameritrade Holding Corp.	10	537
Territorial Bancorp Inc.	1	34
Texas Capital Bancshares Inc. (a)	5	438
TFS Financial Corp.	11	158
Third Point Reinsurance Ltd. (a)	6	81
Tiptree Inc. - Class A	3	18
Tompkins Financial Corp.	2	127
Torchmark Corp.	5	497
Towne Bank	7	209
Travelers Cos. Inc.	14	1,898
Trico Bancshares	3	109
Tristate Capital Holdings Inc. (a)	4	85
TrustCo Bank Corp.	11	104
Trustmark Corp.	10	315
U.S. Bancorp	51	2,721
UMB Financial Corp.	4	302
Umpqua Holdings Corp.	19	393
Union Bankshares Corp.	5	171
United Bankshares Inc.	9	315
United Community Banks Inc.	11	316
United Community Financial Corp.	5	49
United Financial Bancorp Inc.	5	90
United Fire Group Inc.	3	125
United Insurance Holdings Corp.	2	41
Universal Insurance Holdings Inc.	4	101
Univest Corp. of Pennsylvania	3	85
Unum Group	10	559
Validus Holdings Ltd.	7	327
Valley National Bancorp	23	256
Virtu Financial Inc. - Class A (b)	9	156
Virtus Investment Partners Inc.	1	92
Voya Financial Inc.	8	383
Waddell & Reed Financial Inc. - Class A	8	190
Walker & Dunlop Inc. (a)	5	258
Washington Federal Inc.	7	239
Washington Trust Bancorp Inc.	2	110
WashingtonFirst Bankshares Inc.	—	15
Waterstone Financial Inc.	3	56
Webster Financial Corp.	9	513
Wells Fargo & Co.	151	9,185
WesBanco Inc.	4	182
West Bancorp Inc.	2	45
Westamerica Bancorp (b)	2	95
Western Alliance Bancorp (a)	10	590
Westwood Holdings Group Inc.	1	53
White Mountains Insurance Group Ltd.	—	332
Willis Towers Watson Plc	2	376
Wintrust Financial Corp.	5	432
WisdomTree Investments Inc.	7	93
WMIH Corp. (a)	20	17
World Acceptance Corp. (a)	—	40
WR Berkley Corp.	9	657
WSFS Financial Corp.	3	140
XL Group Ltd.	11	383
Zions Bancorp	8	384
		170,879
Health Care 11.3%
Abaxis Inc.	2	91
Abbott Laboratories	35	2,012
AbbVie Inc.	68	6,548
Abiomed Inc. (a)	2	313
Acadia HealthCare Co. Inc. (a) (b)	11	358
Accuray Inc. (a)	6	24
Aceto Corp.	3	32
Achillion Pharmaceuticals Inc. (a)	—	—
Acorda Therapeutics Inc. (a)	6	131
Adamas Pharmaceuticals Inc. (a) (b)	2	77
Addus HomeCare Corp. (a)	1	39
Aetna Inc.	12	2,117

See accompanying Notes to Financial Statements.

27

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Agilent Technologies Inc.	9	577
Akorn Inc. (a)	15	473
Alexion Pharmaceuticals Inc. (a)	3	354
Align Technology Inc. (a)	5	1,040
Alkermes Plc (a)	3	158
Allergan Plc	6	1,029
Allscripts-Misys Healthcare Solutions Inc. (a)	19	284
Almost Family Inc. (a)	2	126
Alnylam Pharmaceuticals Inc. (a)	4	499
Altimmune Inc.	—	1
Amedisys Inc. (a)	2	116
AmerisourceBergen Corp.	9	854
Amgen Inc.	21	3,706
AMN Healthcare Services Inc. (a)	5	264
Amphastar Pharmaceuticals Inc. (a)	4	81
Analogic Corp.	1	102
AngioDynamics Inc. (a)	4	74
ANI Pharmaceuticals Inc. (a)	1	51
Anika Therapeutics Inc. (a)	1	80
Anthem Inc.	8	1,760
Aptevo Therapeutics Inc. (a)	2	8
Aralez Pharmaceuticals Inc. (a) (b)	2	2
Aratana Therapeutics Inc. (a)	2	12
Ardelyx Inc. (a)	1	5
Assembly Biosciences Inc. (a)	—	8
athenahealth Inc. (a)	4	481
Atrion Corp.	—	103
Baxter International Inc.	12	789
Becton Dickinson & Co.	5	1,141
Biogen Inc. (a)	8	2,456
BioMarin Pharmaceutical Inc. (a)	3	277
Bio-Rad Laboratories Inc. - Class A (a)	1	286
BioScrip Inc. (a) (b)	5	16
Biospecifics Technologies Corp. (a)	1	32
Bio-Techne Corp.	3	447
BioTelemetry Inc. (a)	3	85
Bioverativ Inc. (a)	13	715
Bluebird Bio Inc. (a) (b)	3	454
Boston Scientific Corp. (a)	29	717
Bristol-Myers Squibb Co.	59	3,597
Brookdale Senior Living Inc. (a)	18	174
Bruker Corp.	18	605
Cambrex Corp. (a)	4	205
Cantel Medical Corp.	4	413
Capital Senior Living Corp. (a)	3	42
Cardinal Health Inc.	11	692
Catalent Inc. (a)	17	717
Celgene Corp. (a)	33	3,491
Centene Corp. (a)	13	1,317
Cerner Corp. (a)	8	521
Charles River Laboratories International Inc. (a)	6	614
Chemed Corp.	2	462
Chimerix Inc. (a)	5	24
CIGNA Corp.	9	1,777
Civitas Solutions Inc. (a)	4	61
Community Health Systems Inc. (a) (b)	12	50
Computer Programs & Systems Inc. (b)	1	22
Concert Pharmaceuticals Inc. (a)	—	10
Conmed Corp.	2	119
Cooper Cos. Inc.	2	411
Corcept Therapeutics Inc. (a) (b)	9	160
Corvel Corp. (a)	2	106
Cotiviti Holdings Inc. (a)	1	45
Cross Country Healthcare Inc. (a)	2	30
CryoLife Inc. (a)	3	53
Cumberland Pharmaceuticals Inc. (a)	1	7
Danaher Corp.	11	1,012
DaVita Inc. (a)	23	1,678
Dentsply Sirona Inc.	9	611
DepoMed Inc. (a)	3	25
DexCom Inc. (a)	1	80
Diplomat Pharmacy Inc. (a)	8	169
Eagle Pharmaceuticals Inc. (a) (b)	1	71
Edwards Lifesciences Corp. (a)	6	676
Eli Lilly & Co.	29	2,414
	Shares/Par[1]	Value
Emergent BioSolutions Inc. (a)	4	189
Enanta Pharmaceuticals Inc. (a)	—	21
Endo International Plc (a)	23	181
Ensign Group Inc.	5	120
Envision Healthcare Corp. (a)	7	228
Enzo Biochem Inc. (a)	5	39
Evolent Health Inc. - Class A (a) (b)	2	27
Exact Sciences Corp. (a)	2	114
Exactech Inc. (a)	2	77
Exelixis Inc. (a)	21	633
Express Scripts Holding Co. (a)	30	2,258
FibroGen Inc. (a)	2	102
Five Prime Therapeutics Inc. (a)	4	87
Five Star Senior Living Inc. (a)	1	1
Gilead Sciences Inc.	46	3,316
Globus Medical Inc. - Class A (a)	7	287
Haemonetics Corp. (a)	3	202
Halyard Health Inc. (a)	5	237
Hanger Orthopedic Group Inc. (a)	3	44
Harvard Bioscience Inc. (a)	2	5
HCA Healthcare Inc. (a)	9	772
HealthEquity Inc. (a)	3	132
HealthSouth Corp.	13	631
HealthStream Inc. (a)	2	49
Henry Schein Inc. (a)	7	482
Heska Corp. (a)	—	13
Hill-Rom Holdings Inc.	8	643
HMS Holdings Corp. (a)	8	128
Hologic Inc. (a)	21	900
Horizon Pharma Plc (a)	15	221
Humana Inc.	5	1,251
ICU Medical Inc. (a)	1	238
Idexx Laboratories Inc. (a)	5	789
Illumina Inc. (a)	3	652
Impax Laboratories Inc. (a)	10	162
INC Research Holdings Inc. - Class A (a)	8	366
Incyte Corp. (a)	2	199
Innoviva Inc. (a)	6	91
Inogen Inc. (a)	1	143
Insulet Corp. (a)	1	62
Insys Therapeutics Inc. (a) (b)	3	26
Integer Holdings Corp. (a)	4	177
Integra LifeSciences Holdings Corp. (a)	5	246
Intra-Cellular Therapies Inc. (a)	1	13
Intuitive Surgical Inc. (a)	3	917
Invacare Corp.	4	64
Ionis Pharmaceuticals Inc. (a) (b)	3	160
IQVIA Holdings Inc. (a)	8	797
Jazz Pharmaceuticals Plc (a)	3	402
Johnson & Johnson	80	11,127
Juno Therapeutics Inc. (a) (b)	4	172
K2M Group Holdings Inc. (a)	1	17
Karyopharm Therapeutics Inc. (a)	4	34
Kindred Healthcare Inc.	8	77
Laboratory Corp. of America Holdings (a)	8	1,305
Lannett Co. Inc. (a) (b)	3	72
Lantheus Holdings Inc. (a)	5	101
LeMaitre Vascular Inc.	2	51
LHC Group Inc. (a)	2	113
Lifepoint Health Inc. (a)	5	266
Ligand Pharmaceuticals Inc. (a) (b)	—	48
Lipocine Inc. (a) (b)	1	4
LivaNova Plc (a)	4	283
Luminex Corp.	3	65
Magellan Health Services Inc. (a)	2	236
Mallinckrodt Plc (a)	7	160
Masimo Corp. (a)	4	370
McKesson Corp.	7	1,153
Medidata Solutions Inc. (a)	3	195
MEDNAX Inc. (a)	7	363
Medtronic Plc	27	2,212
Merck & Co. Inc.	80	4,496
Meridian Bioscience Inc.	4	60
Merit Medical Systems Inc. (a)	4	171
Mettler-Toledo International Inc. (a)	1	918

See accompanying Notes to Financial Statements.

28

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Mirati Therapeutics Inc. (a) (b)	2	33
Molina Healthcare Inc. (a)	8	584
Momenta Pharmaceuticals Inc. (a)	4	59
Mylan NV (a)	17	727
Myriad Genetics Inc. (a)	6	195
National Healthcare Corp.	1	73
National Research Corp. - Class A	1	22
National Research Corp. - Class B	—	6
Natus Medical Inc. (a)	3	113
Nektar Therapeutics (a)	2	104
Neogen Corp. (a)	3	206
NeoGenomics Inc. (a) (b)	3	28
Neurocrine Biosciences Inc. (a)	3	262
NewLink Genetics Corp. (a) (b)	2	14
NuVasive Inc. (a)	5	275
Nuvectra Corp. (a)	1	5
Omnicell Inc. (a)	3	153
Opko Health Inc. (a) (b)	15	71
OraSure Technologies Inc. (a)	4	78
Orthofix International NV (a)	1	82
Otonomy Inc. (a)	2	12
Owens & Minor Inc.	7	129
Patterson Cos. Inc.	13	458
PDL BioPharma Inc. (a)	6	16
PerkinElmer Inc.	5	375
Perrigo Co. Plc	7	583
Pfizer Inc.	227	8,224
Phibro Animal Health Corp. - Class A	2	53
Portola Pharmaceuticals Inc. (a)	1	44
PRA Health Sciences Inc. (a)	6	519
Premier Inc. - Class A (a)	5	139
Prestige Brands Holdings Inc. (a)	5	223
Providence Services Corp. (a)	2	93
Psychemedics Corp.	1	11
PTC Therapeutics Inc. (a) (b)	1	20
Quality Systems Inc. (a)	4	59
Quest Diagnostics Inc.	13	1,322
Quidel Corp. (a)	2	67
Quorum Health Corp. (a)	3	21
RadNet Inc. (a)	4	38
Regeneron Pharmaceuticals Inc. (a)	2	827
Repligen Corp. (a)	2	64
ResMed Inc.	5	435
Retrophin Inc. (a)	4	75
RTI Surgical Inc. (a)	4	15
Sangamo Therapeutics Inc. (a) (b)	1	16
SeaSpine Holdings Corp. (a)	1	6
Seattle Genetics Inc. (a)	2	133
Select Medical Holdings Corp. (a)	13	227
Simulations Plus Inc.	1	9
Spectrum Pharmaceuticals Inc. (a)	8	143
Steris Plc	4	384
Stryker Corp.	9	1,452
Sucampo Pharmaceuticals Inc. - Class A (a) (b)	5	90
Supernus Pharmaceuticals Inc. (a)	5	182
Surgery Partners Inc. (a) (b)	5	56
SurModics Inc. (a)	1	40
Taro Pharmaceutical Industries Ltd. (a)	3	332
Teleflex Inc.	2	413
Tenet Healthcare Corp. (a) (b)	12	179
TESARO Inc. (a) (b)	1	86
Tetraphase Pharmaceuticals Inc. (a)	3	16
Thermo Fisher Scientific Inc.	12	2,309
Tivity Health Inc. (a)	4	151
Triple-S Management Corp. - Class B (a)	2	51
United Therapeutics Corp. (a)	7	979
UnitedHealth Group Inc.	36	7,891
Universal Health Services Inc. - Class B	9	1,040
US Physical Therapy Inc.	1	81
Utah Medical Products Inc.	—	16
Varex Imaging Corp. (a)	2	88
Varian Medical Systems Inc. (a)	5	503
Veeva Systems Inc. - Class A (a)	4	204
Vertex Pharmaceuticals Inc. (a)	4	578
Waters Corp. (a)	3	573
	Shares/Par[1]	Value
WellCare Health Plans Inc. (a)	4	732
West Pharmaceutical Services Inc.	3	288
Xencor Inc. (a)	3	58
Zafgen Inc. (a)	—	2
Zimmer Biomet Holdings Inc.	4	459
Zoetis Inc. - Class A	20	1,420
Zogenix Inc. (a)	2	70
		134,998
Industrials 14.3%
3M Co.	26	6,051
AAON Inc.	4	162
AAR Corp.	4	172
ABM Industries Inc.	6	213
Acacia Research Corp. (a)	2	7
ACCO Brands Corp. (a)	11	140
Actuant Corp. - Class A	9	220
Acuity Brands Inc.	3	445
Advanced Drainage Systems Inc.	6	133
AECOM (a)	16	594
Aegion Corp. (a)	3	84
Aerojet Rocketdyne Holdings Inc. (a)	7	228
Aerovironment Inc. (a)	2	132
AGCO Corp.	8	596
Air Lease Corp. - Class A	12	586
Air Transport Services Group Inc. (a)	8	185
Alamo Group Inc.	1	138
Alaska Air Group Inc.	12	857
Albany International Corp. - Class A	3	194
Allegiant Travel Co.	2	360
Allegion Plc	5	404
Allied Motion Technologies Inc.	1	41
Allison Transmission Holdings Inc.	18	757
Altra Holdings Inc.	3	151
Amerco Inc.	1	539
Ameresco Inc. - Class A (a)	1	10
American Airlines Group Inc.	21	1,084
American Railcar Industries Inc.	1	39
American Woodmark Corp. (a)	2	231
AMETEK Inc.	12	848
AO Smith Corp.	7	413
Apogee Enterprises Inc.	4	160
Applied Industrial Technologies Inc.	5	355
ARC Document Solutions Inc. (a)	4	11
ArcBest Corp.	4	146
Arconic Inc.	29	788
Argan Inc.	2	74
Armstrong Flooring Inc. (a)	3	48
Armstrong World Industries Inc. (a)	6	344
Astec Industries Inc.	4	207
Astronics Corp. (a)	2	92
Astronics Corp. - Class B (a)	1	42
Atlas Air Worldwide Holdings Inc. (a)	3	165
Avis Budget Group Inc. (a)	12	527
Axon Enterprise Inc. (a) (b)	4	103
AZZ Inc.	3	133
Babcock & Wilcox Enterprises Inc. (a) (b)	5	29
Barnes Group Inc.	6	353
Barrett Business Services Inc.	1	75
Beacon Roofing Supply Inc. (a)	7	461
BMC Stock Holdings Inc. (a)	7	180
Boeing Co.	25	7,390
Brady Corp. - Class A	5	198
Briggs & Stratton Corp.	7	176
Brink's Co.	7	551
Builders FirstSource Inc. (a)	15	337
BWX Technologies Inc.	10	621
C.H. Robinson Worldwide Inc.	8	708
CAI International Inc. (a)	1	26
Carlisle Cos. Inc.	5	516
Casella Waste Systems Inc. - Class A (a)	5	113
Caterpillar Inc.	21	3,318
CBIZ Inc. (a)	7	102
Ceco Environmental Corp.	3	16
Celadon Group Inc. (b)	3	21

See accompanying Notes to Financial Statements.

29

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Chart Industries Inc. (a)	3	159
Chicago Bridge & Iron Co. NV	8	135
Cintas Corp.	5	735
CIRCOR International Inc.	2	78
Civeo Corp. (a)	8	22
Clean Harbors Inc. (a)	7	358
Colfax Corp. (a)	11	431
Columbus Mckinnon Corp.	2	96
Comfort Systems USA Inc.	4	166
Commercial Vehicle Group Inc. (a)	5	48
Continental Building Products Inc. (a)	5	134
Copa Holdings SA - Class A	3	436
Copart Inc. (a)	16	677
Covanta Holding Corp. (b)	22	377
Covenant Transportation Group Inc. - Class A (a)	2	64
CRA International Inc.	1	48
Crane Co.	6	495
CSW Industrials Inc. (a)	1	38
CSX Corp.	35	1,933
Cubic Corp.	3	174
Cummins Inc.	5	879
Curtiss-Wright Corp.	5	639
Deere & Co.	11	1,780
Delta Air Lines Inc.	41	2,279
Deluxe Corp.	7	528
DMC Global Inc.	2	55
Donaldson Co. Inc.	15	757
Douglas Dynamics Inc.	3	106
Dover Corp.	11	1,152
Ducommun Inc. (a)	1	37
Dun & Bradstreet Corp.	4	430
DXP Enterprises Inc. (a)	2	53
Dycom Industries Inc. (a)	5	558
Eagle Bulk Shipping Inc. (a)	2	11
Eaton Corp. Plc	12	928
Echo Global Logistics Inc. (a)	3	91
EMCOR Group Inc.	7	590
Emerson Electric Co.	23	1,583
Encore Wire Corp.	2	109
EnerSys Inc.	4	308
Engility Holdings Inc. (a)	4	115
Ennis Inc.	3	67
EnPro Industries Inc.	2	205
Equifax Inc.	5	583
ESCO Technologies Inc.	2	147
Essendant Inc.	3	32
Esterline Technologies Corp. (a)	3	233
ExOne Co. (a) (b)	1	11
Expeditors International of Washington Inc.	7	477
Exponent Inc.	3	179
Fastenal Co.	14	739
Federal Signal Corp.	6	118
FedEx Corp.	12	2,903
Flowserve Corp.	9	376
Fluor Corp.	11	557
Forrester Research Inc.	2	75
Fortive Corp.	10	756
Fortune Brands Home & Security Inc.	7	497
Forward Air Corp.	3	167
Franklin Covey Co. (a)	1	23
Franklin Electric Co. Inc.	4	196
FreightCar America Inc.	1	18
FTI Consulting Inc. (a)	5	209
Fuel Tech Inc. (a)	1	2
GATX Corp.	3	176
Gencor Industries Inc. (a)	1	9
Generac Holdings Inc. (a)	9	470
General Cable Corp.	4	121
General Dynamics Corp.	9	1,857
General Electric Co.	155	2,699
Genesee & Wyoming Inc. - Class A (a)	6	482
Gibraltar Industries Inc. (a)	3	99
Global Brass & Copper Holdings Inc.	3	85
Global Power Equipment Group Inc. (a)	—	2
GMS Inc. (a)	3	120
	Shares/Par[1]	Value
Golden Ocean Group Ltd. (a) (b)	1	4
Goldfield Corp. (a)	3	15
Gorman-Rupp Co.	2	76
GP Strategies Corp. (a)	2	46
Graco Inc.	16	734
Graham Corp.	—	8
Granite Construction Inc.	4	233
Great Lakes Dredge & Dock Corp. (a)	7	40
Greenbrier Cos. Inc. (b)	3	162
Griffon Corp.	5	97
H&E Equipment Services Inc.	5	201
Hardinge Inc.	1	26
Harris Corp.	7	991
Harsco Corp. (a)	11	202
Hawaiian Holdings Inc.	7	295
HC2 Holdings Inc. (a)	1	4
HD Supply Holdings Inc. (a)	11	449
Healthcare Services Group Inc.	5	265
Heartland Express Inc.	9	205
HEICO Corp.	3	241
HEICO Corp. - Class A	5	357
Heidrick & Struggles International Inc.	2	53
Herc Holdings Inc. (a)	3	171
Heritage-Crystal Clean Inc. (a)	1	22
Herman Miller Inc.	6	240
Hertz Global Holdings Inc. (a)	8	181
Hexcel Corp.	11	652
Hill International Inc. (a)	4	21
Hillenbrand Inc.	7	292
HNI Corp.	5	197
Honeywell International Inc.	26	3,946
Houston Wire & Cable Co. (a)	1	6
HUB Group Inc. - Class A (a)	3	156
Hubbell Inc.	4	520
Hudson Global Inc. (a)	1	1
Hudson Technologies Inc. (a)	3	18
Huntington Ingalls Industries Inc.	3	618
Hurco Cos. Inc.	—	13
Huron Consulting Group Inc. (a)	2	91
Hyster-Yale Materials Handling Inc. - Class A	1	95
ICF International Inc. (a)	2	108
IDEX Corp.	4	507
IES Holdings Inc. (a)	2	36
Illinois Tool Works Inc.	13	2,216
Ingersoll-Rand Plc	11	938
InnerWorkings Inc. (a)	5	50
Insperity Inc.	5	272
Insteel Industries Inc.	2	59
Interface Inc.	7	171
Intersections Inc. (a)	1	1
ITT Inc.	10	541
Jacobs Engineering Group Inc.	5	330
JB Hunt Transport Services Inc.	6	724
JetBlue Airways Corp. (a)	40	883
John Bean Technologies Corp.	3	384
Johnson Controls International Plc	18	674
Kadant Inc.	1	105
Kaman Corp.	3	166
Kansas City Southern	9	916
KAR Auction Services Inc.	14	702
KBR Inc.	15	292
Kelly Services Inc. - Class A	4	97
Kennametal Inc.	8	390
Keyw Holding Corp. (a) (b)	1	6
Kforce Inc.	4	95
Kimball International Inc. - Class B	4	81
Kirby Corp. (a)	5	366
KLX Inc. (a)	5	348
Knight-Swift Transportation Holdings Inc. - Class A	17	759
Knoll Inc.	5	124
Korn/Ferry International	5	216
Kratos Defense & Security Solutions Inc. (a)	6	60
L3 Technologies Inc.	4	825
Landstar System Inc.	5	519
Lawson Products Inc. (a)	—	11

See accompanying Notes to Financial Statements.

30

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Layne Christensen Co. (a)	1	18
LB Foster Co. (a)	1	27
Lennox International Inc.	3	546
Lincoln Electric Holdings Inc.	8	763
Lindsay Corp.	—	35
Lockheed Martin Corp.	11	3,591
LSC Communications Inc.	3	49
LSI Industries Inc.	1	8
Lydall Inc. (a)	2	92
Macquarie Infrastructure Co. LLC	5	318
Manitowoc Co. Inc. (a)	4	142
Manpower Inc.	5	693
Marten Transport Ltd.	5	93
Masco Corp.	14	597
Masonite International Corp. (a)	3	189
MasTec Inc. (a)	11	533
Matson Inc.	5	146
Matthews International Corp. - Class A	3	159
Maxar Technologies Ltd.	2	135
McGrath RentCorp	3	134
Mercury Systems Inc. (a)	3	156
Meritor Inc. (a)	9	200
Middleby Corp. (a)	3	394
Milacron Holdings Corp. (a)	4	77
Miller Industries Inc.	1	33
Mistras Group Inc. (a)	3	60
Mobile Mini Inc.	4	153
Moog Inc. - Class A (a)	4	312
MRC Global Inc. (a)	10	161
MSA Safety Inc.	3	262
MSC Industrial Direct Co. - Class A	5	528
Mueller Industries Inc.	5	185
Mueller Water Products Inc. - Class A	16	207
Multi-Color Corp.	1	112
MYR Group Inc. (a)	2	83
National Presto Industries Inc. (b)	1	53
Navigant Consulting Inc. (a)	5	89
Navistar International Corp. (a)	11	457
NCI Building Systems Inc. (a)	7	139
Nielsen Holdings Plc	26	953
NL Industries Inc. (a)	1	13
NN Inc.	3	80
Nordson Corp.	4	637
Norfolk Southern Corp.	11	1,619
Northrop Grumman Systems Corp.	7	2,135
Northwest Pipe Co. (a)	1	19
NOW Inc. (a)	12	131
NV5 Holdings Inc. (a)	1	38
Old Dominion Freight Line Inc.	7	873
On Assignment Inc. (a)	6	387
Orbital ATK Inc.	6	774
Orion Group Holdings Inc. (a)	2	12
Oshkosh Corp.	8	689
Owens Corning Inc.	9	861
PACCAR Inc.	15	1,055
PAM Transportation Services Inc. (a)	—	10
Parker Hannifin Corp.	5	1,029
Park-Ohio Holdings Corp.	1	59
Patrick Industries Inc. (a)	3	223
Pentair Plc	11	748
Performant Financial Corp. (a)	4	6
PGT Innovations Inc. (a)	6	105
Pitney Bowes Inc.	16	174
Ply Gem Holdings Inc. (a)	6	106
Powell Industries Inc.	1	30
Preformed Line Products Co.	—	13
Primoris Services Corp.	6	154
Proto Labs Inc. (a)	2	241
Quad/Graphics Inc. - Class A	4	101
Quanex Building Products Corp.	4	84
Quanta Services Inc. (a)	15	591
Radiant Logistics Inc. (a)	3	15
Raven Industries Inc.	2	84
Raytheon Co.	8	1,543
RBC Bearings Inc. (a)	2	256
	Shares/Par[1]	Value
Regal-Beloit Corp.	4	337
Republic Services Inc.	13	852
Resources Connection Inc.	4	68
Rexnord Corp. (a)	13	350
Roadrunner Transportation Systems Inc. (a)	4	32
Robert Half International Inc.	10	570
Rockwell Automation Inc.	7	1,290
Rockwell Collins Inc.	12	1,683
Rollins Inc.	9	419
Roper Industries Inc.	3	707
RPX Corp.	4	58
Rush Enterprises Inc. - Class A (a)	5	255
Ryder System Inc.	8	655
Saia Inc. (a)	3	188
Sensata Technologies Holding NV (a)	14	702
SIFCO Industries Inc. (a)	—	1
Simpson Manufacturing Co. Inc.	5	273
SiteOne Landscape Supply Inc. (a)	2	191
SkyWest Inc.	6	302
Snap-On Inc.	4	722
Southwest Airlines Co.	27	1,798
SP Plus Corp. (a)	2	77
Spartan Motors Inc.	4	64
Sparton Corp. (a)	1	22
Spirit Aerosystems Holdings Inc. - Class A	12	1,031
Spirit Airlines Inc. (a)	9	409
SPX Corp. (a)	3	91
SPX Flow Technology USA Inc. (a)	4	214
Standex International Corp.	1	111
Stanley Black & Decker Inc.	5	811
Steelcase Inc. - Class A	9	141
Stericycle Inc. (a)	8	519
Sterling Construction Co. Inc. (a)	3	44
Sun Hydraulics Corp.	2	122
Team Inc. (a) (b)	3	43
Teledyne Technologies Inc. (a)	4	662
Tennant Co.	2	127
Terex Corp.	9	450
Tetra Tech Inc.	6	265
Textainer Group Holdings Ltd. (a)	3	57
Textron Inc.	20	1,125
Thermon Group Holdings Inc. (a)	3	63
Timken Co.	9	448
Titan International Inc.	6	78
Titan Machinery Inc. (a)	1	27
Toro Co.	7	452
TransDigm Group Inc.	2	549
TransUnion LLC (a)	8	419
Trex Co. Inc. (a)	2	259
TriMas Corp. (a)	4	113
TriNet Group Inc. (a)	5	234
Trinity Industries Inc.	18	672
Triton International Ltd. - Class A	10	384
Triumph Group Inc.	7	204
TrueBlue Inc. (a)	4	115
Tutor Perini Corp. (a)	5	133
Twin Disc Inc. (a)	1	32
Ultralife Corp. (a)	—	1
UniFirst Corp.	2	269
Union Pacific Corp.	31	4,107
United Continental Holdings Inc. (a)	30	1,995
United Parcel Service Inc. - Class B	30	3,517
United Rentals Inc. (a)	8	1,291
United Technologies Corp.	29	3,647
Univar Inc. (a)	10	324
Universal Forest Products Inc.	6	227
Universal Logistics Holdings Inc.	2	54
US Ecology Inc.	2	98
USA Truck Inc. (a)	1	20
USG Corp. (a)	16	627
Valmont Industries Inc.	2	409
Vectrus Inc. (a)	1	39
Verisk Analytics Inc. (a)	9	897
Veritiv Corp. (a)	2	48
Viad Corp.	2	119

See accompanying Notes to Financial Statements.

31

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Vicor Corp. (a)	1	29
VSE Corp.	1	58
Wabash National Corp.	7	160
WABCO Holdings Inc. (a)	3	455
Wabtec Corp. (b)	4	344
Waste Management Inc.	19	1,604
Watsco Inc.	3	591
Watts Water Technologies Inc. - Class A	3	202
Welbilt Inc. (a)	13	312
Werner Enterprises Inc.	8	319
Wesco Aircraft Holdings Inc. (a)	9	67
WESCO International Inc. (a)	5	337
Willdan Group Inc. (a)	1	23
Woodward Governor Co.	6	428
WW Grainger Inc.	3	828
Xerium Technologies Inc. (a)	1	5
XPO Logistics Inc. (a)	13	1,205
Xylem Inc.	9	641
YRC Worldwide Inc. (a)	4	53
		169,745
Information Technology 21.6%
3D Systems Corp. (a) (b)	3	23
Accenture Plc - Class A	27	4,086
ACI Worldwide Inc. (a)	17	378
Activision Blizzard Inc.	16	1,021
Actua Corp. (a)	5	73
Acxiom Corp. (a)	9	258
Adobe Systems Inc. (a)	14	2,418
ADTRAN Inc.	6	107
Advanced Energy Industries Inc. (a)	5	363
Advanced Micro Devices Inc. (a) (b)	29	293
Agilysys Inc. (a)	1	10
Akamai Technologies Inc. (a)	11	692
Alliance Data Systems Corp.	3	837
Alpha & Omega Semiconductor Ltd. (a)	3	54
Alphabet Inc. - Class A (a)	7	6,989
Alphabet Inc. - Class C (a)	7	7,263
Ambarella Inc. (a)	1	60
Amdocs Ltd.	9	582
American Software Inc. - Class A	2	21
Amkor Technology Inc. (a)	29	296
Amphenol Corp. - Class A	11	997
Amtech Systems Inc. (a)	1	9
Analog Devices Inc.	6	547
ANGI Homeservices Inc. (a) (b)	3	30
Anixter International Inc. (a)	3	256
Ansys Inc. (a)	3	494
Apple Inc.	231	39,075
Applied Materials Inc.	39	1,979
Applied Optoelectronics Inc. (a) (b)	1	39
Arista Networks Inc. (a)	2	462
ARRIS International Plc (a)	19	494
Arrow Electronics Inc. (a)	7	571
Aspen Technology Inc. (a)	8	498
Autodesk Inc. (a)	4	453
Automatic Data Processing Inc.	19	2,217
Avid Technology Inc. (a)	3	18
Avnet Inc.	11	431
AVX Corp.	7	125
Axcelis Technologies Inc. (a)	3	86
AXT Inc. (a)	1	8
Badger Meter Inc.	3	125
Barracuda Networks Inc. (a)	5	131
Bazaarvoice Inc. (a)	5	29
Bel Fuse Inc. - Class B	1	34
Belden Inc.	5	378
Benchmark Electronics Inc. (a)	7	192
Black Box Corp.	2	7
Black Knight Inc. (a)	8	344
Blackbaud Inc.	3	275
Blackhawk Network Holdings Inc. (a)	5	192
Blucora Inc. (a)	4	94
Booz Allen Hamilton Holding Corp. - Class A	12	469
Broadcom Ltd.	9	2,272
	Shares/Par[1]	Value
Broadridge Financial Solutions Inc.	7	599
Brooks Automation Inc.	7	166
CA Inc.	33	1,087
Cabot Microelectronics Corp.	2	224
CACI International Inc. - Class A (a)	2	330
Cadence Design Systems Inc. (a)	14	582
CalAmp Corp. (a)	3	57
Calix Inc. (a)	6	34
Carbonite Inc. (a)	2	58
Cardtronics Plc - Class A (a)	6	117
Cars.com Inc. (a) (b)	9	262
Cass Information Systems Inc.	1	61
Cavium Inc. (a)	3	277
CDK Global Inc.	9	610
CDW Corp.	11	739
CEVA Inc. (a)	1	37
Ciena Corp. (a)	19	396
Cimpress NV (a) (b)	3	348
Cirrus Logic Inc. (a)	8	420
Cisco Systems Inc.	156	5,969
Citrix Systems Inc. (a)	8	661
Clearfield Inc. (a)	1	7
Cognex Corp.	12	714
Cognizant Technology Solutions Corp. - Class A	15	1,079
Coherent Inc. (a)	3	711
Cohu Inc.	4	77
CommerceHub Inc. - Class A (a)	1	23
CommerceHub Inc. - Class C (a)	2	44
CommScope Holding Co. Inc. (a)	11	419
Communications Systems Inc.	1	5
Computer Task Group Inc. (a)	3	13
comScore Inc. (a)	1	32
Comtech Telecommunications Corp.	1	26
Conduent Inc. (a)	21	340
Control4 Corp. (a)	1	17
Convergys Corp.	14	318
CoreLogic Inc. (a)	10	482
Corning Inc.	28	901
CoStar Group Inc. (a)	1	223
Cray Inc. (a)	8	200
Cree Inc. (a)	11	391
CSG Systems International Inc.	4	183
CSRA Inc.	13	374
CTS Corp.	3	87
Cyberoptics Corp. (a) (b)	1	9
Cypress Semiconductor Corp.	34	522
Daktronics Inc.	5	45
Dell Technologies Inc. - Class V (a)	6	509
DHI Group Inc. (a)	—	—
Diebold Nixdorf Inc. (b)	8	125
Digi International Inc. (a)	4	35
Diodes Inc. (a)	6	184
Dolby Laboratories Inc.	6	356
DSP Group Inc. (a)	1	12
DST Systems Inc.	7	426
DXC Technology Co.	19	1,771
Eastman Kodak Co. (a) (b)	4	13
eBay Inc. (a)	37	1,385
EchoStar Corp. - Class A (a)	5	291
Electro Scientific Industries Inc. (a)	3	56
Electronic Arts Inc. (a)	9	923
Electronics for Imaging Inc. (a)	4	110
Ellie Mae Inc. (a)	2	155
Emcore Corp. (a)	3	22
Endurance International Group Holdings Inc. (a)	8	63
Entegris Inc.	14	434
Envestnet Inc. (a)	1	34
EPAM Systems Inc. (a)	3	367
ePlus Inc. (a)	2	127
Euronet Worldwide Inc. (a)	5	380
ExlService Holdings Inc. (a)	3	193
Extreme Networks (a)	6	73
F5 Networks Inc. (a)	4	522
Fabrinet (a)	5	135
Facebook Inc. - Class A (a)	69	12,169

See accompanying Notes to Financial Statements.

32

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Fair Isaac Corp.	2	383
FARO Technologies Inc. (a)	2	83
Fidelity National Information Services Inc.	10	948
Finisar Corp. (a)	11	233
FireEye Inc. (a)	3	37
First Data Corp. - Class A (a)	20	327
First Solar Inc. (a)	9	584
Fiserv Inc. (a)	9	1,178
FitBit Inc. - Class A (a) (b)	12	69
FleetCor Technologies Inc. (a)	4	813
Flextronics International Ltd. (a)	53	955
FLIR Systems Inc.	14	636
FormFactor Inc. (a)	8	123
Fortinet Inc. (a)	3	127
Frequency Electronics Inc. (a)	1	9
Gartner Inc. (a)	4	478
Genpact Ltd.	21	656
Global Payments Inc.	6	588
Globalscape Inc.	—	2
Globant SA (a) (b)	3	118
Glu Mobile Inc. (a)	—	—
GoDaddy Inc. - Class A (a)	6	282
GrubHub Inc. (a) (b)	5	338
GSI Technology Inc. (a)	1	7
GTT Communications Inc. (a)	8	354
Guidewire Software Inc. (a)	3	224
Hackett Group Inc.	3	51
Harmonic Inc. (a)	10	44
Hewlett Packard Enterprise Co.	57	823
HP Inc.	51	1,071
IAC/InterActiveCorp. (a)	6	687
II-VI Inc. (a)	9	401
Infinera Corp. (a)	15	96
Insight Enterprises Inc. (a)	4	146
Integrated Device Technology Inc. (a)	10	293
Intel Corp.	201	9,282
InterDigital Inc.	5	399
Internap Corp. (a)	1	19
International Business Machines Corp.	39	6,023
Intevac Inc. (a)	1	7
Intuit Inc.	10	1,609
IPG Photonics Corp. (a)	5	978
Itron Inc. (a)	4	286
IXYS Corp. (a)	3	72
j2 Global Inc.	6	414
Jabil Inc.	24	628
Jack Henry & Associates Inc.	4	456
Juniper Networks Inc.	29	831
Kemet Corp. (a)	3	49
Key Tronic Corp. (a)	—	3
Keysight Technologies Inc. (a)	11	445
Kimball Electronics Inc. (a)	3	48
KLA-Tencor Corp.	9	940
Knowles Corp. (a)	9	135
Kopin Corp. (a) (b)	3	11
Kulicke & Soffa Industries Inc. (a)	9	211
KVH Industries Inc. (a)	2	16
Lam Research Corp.	9	1,722
Lattice Semiconductor Corp. (a)	7	43
Leaf Group Ltd. (a)	1	8
Leidos Holdings Inc.	12	780
Limelight Networks Inc. (a)	7	32
Liquidity Services Inc. (a)	4	20
Littelfuse Inc.	2	390
LogMeIn Inc.	3	350
Lumentum Holdings Inc. (a)	2	122
Luxoft Holding Inc. - Class A (a)	2	93
M/A-COM Technology Solutions Holdings Inc. (a) (b)	2	77
Magnachip Semiconductor Corp. (a)	4	40
Manhattan Associates Inc. (a)	5	262
Mantech International Corp. - Class A	3	133
Marchex Inc. - Class B (a)	3	9
Marvell Technology Group Ltd.	21	443
MasterCard Inc. - Class A	41	6,246
Match Group Inc. (a) (b)	2	74
	Shares/Par[1]	Value
Maxim Integrated Products Inc.	14	707
MAXIMUS Inc.	7	535
MaxLinear Inc. - Class A (a)	5	119
Maxwell Technologies Inc. (a) (b)	3	18
Meet Group Inc. (a)	6	18
Mesa Laboratories Inc.	—	50
Methode Electronics Inc.	4	160
Microchip Technology Inc.	7	574
Micron Technology Inc. (a)	78	3,217
Microsemi Corp. (a)	14	733
Microsoft Corp.	268	22,936
MicroStrategy Inc. - Class A (a)	1	114
MKS Instruments Inc.	5	487
ModusLink Global Solutions Inc. (a)	6	14
MoneyGram International Inc. (a)	6	73
Monolithic Power Systems Inc.	1	149
Monotype Imaging Holdings Inc.	4	86
Motorola Solutions Inc.	7	600
MTS Systems Corp.	2	81
Nanometrics Inc. (a)	2	43
National Instruments Corp.	8	346
NCR Corp. (a)	15	496
NeoPhotonics Corp. (a) (b)	3	20
NetApp Inc.	17	932
NetGear Inc. (a)	3	185
NetScout Systems Inc. (a)	8	248
NIC Inc.	5	83
Novanta Inc. (a)	3	160
Nuance Communications Inc. (a)	25	411
NVE Corp.	—	40
Nvidia Corp.	21	4,035
Oclaro Inc. (a) (b)	9	60
ON Semiconductor Corp. (a)	45	947
Oracle Corp.	74	3,492
OSI Systems Inc. (a)	2	111
Palo Alto Networks Inc. (a)	2	228
Park Electrochemical Corp.	2	42
Paychex Inc.	15	1,009
Paycom Software Inc. (a) (b)	4	355
Paylocity Holding Corp. (a)	2	76
PayPal Holdings Inc. (a)	22	1,642
PC Connection Inc.	3	81
PCM Inc. (a)	1	11
PDF Solutions Inc. (a)	2	37
Pegasystems Inc.	3	163
Perceptron Inc. (a)	1	11
Perficient Inc. (a)	3	64
PFSweb Inc. (a)	2	17
Photronics Inc. (a)	7	60
Plantronics Inc.	3	154
Plexus Corp. (a)	3	207
Power Integrations Inc.	2	131
PRGX Global Inc. (a)	1	6
Progress Software Corp.	4	174
Proofpoint Inc. (a)	1	125
PTC Inc. (a)	3	170
QAD Inc. - Class A	1	24
Qorvo Inc. (a)	5	338
QUALCOMM Inc.	54	3,455
Qualys Inc. (a)	2	137
QuinStreet Inc. (a)	2	20
Rambus Inc. (a)	10	139
RealNetworks Inc. (a)	2	7
RealPage Inc. (a)	5	229
Red Hat Inc. (a)	7	811
Reis Inc.	1	12
Ribbon Communications Inc. (a)	5	35
Richardson Electronics Ltd.	1	4
Rogers Corp. (a)	2	288
Rosetta Stone Inc. (a)	2	20
Rubicon Project Inc. (a)	3	6
Rudolph Technologies Inc. (a)	3	79
Sabre Corp.	20	407
Salesforce.com Inc. (a)	7	726
Sanmina Corp. (a)	8	249

See accompanying Notes to Financial Statements.

33

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
ScanSource Inc. (a)	3	91
Science Applications International Corp.	5	414
SeaChange International Inc. (a)	2	9
Seagate Technology	17	710
Semtech Corp. (a)	6	194
ServiceNow Inc. (a)	3	343
ServiceSource International Inc. (a)	1	2
Shutterstock Inc. (a)	2	104
Sigma Designs Inc. (a)	4	27
Silicon Laboratories Inc. (a)	2	189
Silver Spring Networks Inc. (a)	4	72
Skyworks Solutions Inc.	10	952
SolarEdge Technologies Inc. (a)	3	103
Splunk Inc. (a)	2	199
SS&C Technologies Holdings Inc.	14	582
Stamps.com Inc. (a) (b)	2	379
Stratasys Ltd. (a) (b)	5	104
SunPower Corp. (a) (b)	8	71
Super Micro Computer Inc. (a)	4	92
Sykes Enterprises Inc. (a)	5	147
Symantec Corp.	16	440
Synaptics Inc. (a)	4	142
Synchronoss Technologies Inc. (a)	4	39
SYNNEX Corp.	5	635
Synopsys Inc. (a)	4	376
Syntel Inc. (a)	10	227
Systemax Inc.	2	57
Tableau Software Inc. - Class A (a)	3	238
Take-Two Interactive Software Inc. (a)	7	782
TE Connectivity Ltd.	15	1,404
Tech Data Corp. (a)	4	344
TechTarget Inc. (a)	2	29
Telaria Inc. (a)	1	6
TeleNav Inc. (a)	3	19
TeleTech Holdings Inc.	4	172
Teradata Corp. (a)	14	534
Teradyne Inc.	13	532
Tessco Technologies Inc.	1	13
Texas Instruments Inc.	43	4,465
TiVo Corp.	13	196
Total System Services Inc.	10	783
Transact Technologies Inc.	—	1
Travelport Worldwide Ltd.	12	162
Travelzoo Inc. (a)	1	7
Trimble Inc. (a)	6	251
TTM Technologies Inc. (a)	10	155
Twitter Inc. (a)	25	589
Tyler Technologies Inc. (a)	1	209
Ubiquiti Networks Inc. (a) (b)	7	472
Ultimate Software Group Inc. (a)	1	157
Ultra Clean Holdings Inc. (a)	3	69
Unisys Corp. (a) (b)	4	32
Universal Display Corp.	3	506
Vantiv Inc. - Class A (a)	10	719
VASCO Data Security International Inc. (a)	3	47
Veeco Instruments Inc. (a)	5	77
VeriFone Systems Inc. (a)	11	190
Verint Systems Inc. (a)	5	210
VeriSign Inc. (a) (b)	4	454
Versum Materials Inc.	9	358
ViaSat Inc. (a) (b)	6	418
Viavi Solutions Inc. (a)	23	200
Virtusa Corp. (a)	2	94
Visa Inc. - Class A	66	7,556
Vishay Intertechnology Inc. (b)	13	276
Vishay Precision Group Inc. (a)	1	18
VMware Inc. - Class A (a) (b)	1	188
Web.com Group Inc. (a)	5	114
Western Digital Corp.	16	1,269
Western Union Co.	27	521
WEX Inc. (a)	5	663
Workday Inc. - Class A (a)	1	151
Xcerra Corp. (a)	6	54
Xerox Corp.	20	589
Xilinx Inc.	11	758
	Shares/Par[1]	Value
XO Group Inc. (a)	2	33
Xperi Corp.	5	114
Yelp Inc. - Class A (a)	1	40
Zebra Technologies Corp. - Class A (a)	8	821
Zedge Inc. - Class B (a)	1	2
Zillow Group Inc. - Class A (a)	4	150
Zillow Group Inc. - Class C (a) (b)	5	211
Zix Corp. (a)	3	14
Zynga Inc. - Class A (a)	78	311
		256,647
Materials 4.7%
A. Schulman Inc.	3	101
AdvanSix Inc. (a)	2	71
Air Products & Chemicals Inc.	5	834
AK Steel Holding Corp. (a) (b)	31	176
Albemarle Corp.	7	959
Alcoa Corp. (a)	10	549
Allegheny Technologies Inc. (a) (b)	11	261
American Vanguard Corp.	4	70
Ampco-Pittsburgh Corp.	1	11
AptarGroup Inc.	8	715
Ashland Global Holdings Inc.	6	417
Avery Dennison Corp.	6	642
Axalta Coating Systems Ltd. (a)	12	379
Balchem Corp.	3	241
Ball Corp.	15	584
Bemis Co. Inc.	13	626
Berry Global Group Inc. (a)	9	530
Boise Cascade Co.	4	169
Cabot Corp.	8	499
Calgon Carbon Corp.	5	101
Carpenter Technology Corp.	5	260
Celanese Corp. - Class A	8	896
Century Aluminum Co. (a)	8	167
CF Industries Holdings Inc.	17	735
Chase Corp.	1	155
Chemours Co.	12	602
Clearwater Paper Corp. (a)	2	90
Cleveland-Cliffs Inc. (a)	27	195
Coeur d'Alene Mines Corp. (a)	12	88
Commercial Metals Co.	14	302
Compass Minerals International Inc. (b)	4	282
Core Molding Technologies Inc.	1	17
Crown Holdings Inc. (a)	10	540
Deltic Timber Corp.	1	79
Domtar Corp.	8	415
DowDuPont Inc.	59	4,179
Eagle Materials Inc.	4	502
Eastman Chemical Co.	15	1,366
Ecolab Inc.	9	1,264
Ferro Corp. (a)	9	206
Ferroglobe Plc (a)	10	169
Ferroglobe Rep and Warranty Insurance Trust (a) (d) (e) (f)	10	—
Flotek Industries Inc. (a)	1	7
FMC Corp.	5	474
Freeport-McMoRan Inc. - Class B (a)	120	2,271
FutureFuel Corp.	4	51
GCP Applied Technologies Inc. (a)	7	214
Gold Resource Corp.	4	19
Graphic Packaging Holding Co.	44	676
Greif Inc. - Class A	3	197
Greif Inc. - Class B	1	73
Hawkins Inc.	1	34
Haynes International Inc.	2	49
HB Fuller Co.	7	391
Hecla Mining Co.	40	159
Huntsman Corp.	30	1,011
Ingevity Corp. (a)	3	246
Innophos Holdings Inc.	2	90
Innospec Inc.	2	159
International Flavors & Fragrances Inc.	3	498
International Paper Co.	16	904
Intrepid Potash Inc. (a) (b)	2	8
Kaiser Aluminum Corp.	1	118

See accompanying Notes to Financial Statements.

34

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
KapStone Paper and Packaging Corp.	11	256
KMG Chemicals Inc.	1	75
Koppers Holdings Inc. (a)	2	118
Kraton Corp. (a)	4	211
Kronos Worldwide Inc.	8	216
Louisiana-Pacific Corp. (a)	19	487
LSB Industries Inc. (a)	3	24
LyondellBasell Industries NV - Class A	14	1,568
Martin Marietta Materials Inc.	3	772
Materion Corp.	2	99
Mercer International Inc.	7	101
Minerals Technologies Inc.	3	241
Monsanto Co.	14	1,618
Mosaic Co.	14	355
Myers Industries Inc.	3	68
Neenah Paper Inc.	2	157
NewMarket Corp.	1	412
Newmont Mining Corp.	20	735
Nucor Corp.	25	1,585
Olin Corp.	17	592
Olympic Steel Inc.	1	23
Omnova Solutions Inc. (a)	4	41
Owens-Illinois Inc. (a)	22	483
P.H. Glatfelter Co.	4	96
Packaging Corp. of America	8	949
Platform Specialty Products Corp. (a)	30	301
PolyOne Corp.	12	537
PPG Industries Inc.	9	1,108
Praxair Inc.	11	1,762
Quaker Chemical Corp.	1	176
Rayonier Advanced Materials Inc.	6	117
Reliance Steel & Aluminum Co.	7	627
Resolute Forest Products Inc. (a)	8	94
Royal Gold Inc.	5	439
RPM International Inc.	10	515
Ryerson Holding Corp. (a)	3	27
Schnitzer Steel Industries Inc. - Class A	3	89
Schweitzer-Mauduit International Inc.	3	137
Scotts Miracle-Gro Co. - Class A	8	851
Sealed Air Corp.	11	534
Sensient Technologies Corp.	4	293
Sherwin-Williams Co.	3	1,209
Silgan Holdings Inc.	16	458
Sonoco Products Co.	11	610
Southern Copper Corp.	3	140
Steel Dynamics Inc.	24	1,034
Stepan Co.	2	194
Summit Materials Inc. - Class A (a)	12	368
SunCoke Energy Inc. (a)	8	95
TimkenSteel Corp. (a)	4	68
Trecora Resources (a)	2	25
Tredegar Corp.	3	54
Trinseo SA	6	447
Tronox Ltd. - Class A	10	206
UFP Technologies Inc. (a)	—	8
United States Lime & Minerals Inc.	—	39
United States Steel Corp.	17	604
Universal Stainless & Alloy Products Inc. (a)	1	15
US Concrete Inc. (a)	2	183
Valvoline Inc.	18	443
Vulcan Materials Co.	5	631
Westlake Chemical Corp.	5	486
WestRock Co.	10	615
Worthington Industries Inc.	6	253
WR Grace & Co.	5	385
		55,552
Real Estate 0.3%
Alexander & Baldwin Inc.	5	149
Altisource Portfolio Solutions SA (a) (b)	1	39
CBRE Group Inc. - Class A (a)	19	806
Consolidated-Tomoka Land Co.	—	27
Forestar Group Inc. (a) (b)	—	9
FRP Holdings Inc. (a)	—	9
HFF Inc. - Class A	5	250
	Shares/Par[1]	Value
Howard Hughes Corp. (a)	4	524
Jones Lang LaSalle Inc.	5	713
Kennedy-Wilson Holdings Inc.	13	229
Marcus & Millichap Inc. (a)	4	137
RE/MAX Holdings Inc. - Class A	2	84
Realogy Holdings Corp.	16	422
RMR Group Inc. - Class A	2	112
St. Joe Co. (a)	5	85
Stratus Properties Inc. (b)	—	13
Tejon Ranch Co. (a)	3	64
		3,672
Telecommunication Services 2.2%
Alaska Communications Systems Group Inc. (a)	3	8
AT&T Inc.	320	12,455
ATN International Inc.	1	72
Boingo Wireless Inc. (a)	4	86
CenturyLink Inc.	64	1,061
Cincinnati Bell Inc. (a)	4	80
Cogent Communications Group Inc.	5	210
Consolidated Communications Holdings Inc.	8	102
Frontier Communications Corp. (b)	2	16
General Communication Inc. - Class A (a)	3	134
Hawaiian Telcom Holdco Inc. (a)	1	31
IDT Corp. - Class B	3	29
ORBCOMM Inc. (a)	6	57
Shenandoah Telecommunications Co.	9	313
Spok Holdings Inc.	2	33
Sprint Corp. (a) (b)	53	310
Telephone & Data Systems Inc.	10	291
T-Mobile US Inc. (a)	21	1,315
US Cellular Corp. (a)	2	89
Verizon Communications Inc.	179	9,452
Vonage Holdings Corp. (a)	18	178
Windstream Holdings Inc. (b)	18	32
Zayo Group Holdings Inc. (a)	11	405
		26,759
Utilities 2.8%
AES Corp.	36	392
Allete Inc.	5	358
Alliant Energy Corp.	9	383
Ameren Corp.	10	570
American Electric Power Co. Inc.	13	979
American States Water Co.	4	221
American Water Works Co. Inc.	7	615
Aqua America Inc.	9	362
Artesian Resources Corp. - Class A	1	36
Atlantica Yield Plc	9	182
Atmos Energy Corp.	4	385
Avangrid Inc.	3	147
Avista Corp.	7	343
Black Hills Corp.	6	354
California Water Service Group	5	222
Calpine Corp. (a)	43	653
CenterPoint Energy Inc.	17	494
Chesapeake Utilities Corp.	2	124
CMS Energy Corp.	11	497
Connecticut Water Services Inc.	1	72
Consolidated Edison Inc.	9	742
Consolidated Water Co. Ltd.	2	23
Dominion Energy Inc.	18	1,429
DTE Energy Co.	7	782
Duke Energy Corp.	20	1,695
Dynegy Inc. (a)	16	186
Edison International	9	559
El Paso Electric Co.	4	214
Entergy Corp.	7	580
Eversource Energy	12	761
Exelon Corp.	25	1,003
FirstEnergy Corp.	17	525
Genie Energy Ltd. - Class B	2	9
Great Plains Energy Inc.	9	292
Hawaiian Electric Industries Inc.	11	383
IDACORP Inc.	5	440
MDU Resources Group Inc.	19	507

See accompanying Notes to Financial Statements.

35

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
MGE Energy Inc.	3	209
Middlesex Water Co.	2	62
National Fuel Gas Co.	8	458
New Jersey Resources Corp.	8	335
NextEra Energy Inc.	13	2,085
NiSource Inc.	14	358
Northwest Natural Gas Co.	2	147
NorthWestern Corp.	5	271
NRG Energy Inc.	35	1,000
NRG Yield Inc. - Class A	4	68
NRG Yield Inc. - Class C	6	118
OGE Energy Corp.	8	280
ONE Gas Inc.	5	371
Ormat Technologies Inc.	5	337
Otter Tail Corp.	4	162
Pattern Energy Group Inc. - Class A (b)	9	202
PG&E Corp.	14	627
Pinnacle West Capital Corp.	4	380
PNM Resources Inc.	7	296
Portland General Electric Co.	9	391
PPL Corp.	18	559
Public Service Enterprise Group Inc.	14	701
SCANA Corp.	6	226
Sempra Energy	6	692
SJW Corp.	2	123
South Jersey Industries Inc.	8	245
Southern Co.	28	1,352
Southwest Gas Corp.	5	365
Spark Energy Inc. - Class A (b)	1	17
Spire Inc.	4	326
UGI Corp.	10	484
Unitil Corp.	1	64
Vectren Corp.	8	529
Vistra Energy Corp. (a) (b)	7	131
WEC Energy Group Inc.	9	605
Westar Energy Inc.	9	459
WGL Holdings Inc.	5	405
Xcel Energy Inc.	14	670
York Water Co.	1	50
		33,679
Total Common Stocks (cost $853,732)		1,186,099
RIGHTS 0.0%
Casa Lay (a) (d) (f)	14	14
Dyax Corp. (a) (d) (f)	3	9
First Eagle Holdings Inc. (a) (d) (f)	4	2
Nexstar Broadcasting Inc. (a) (d) (f)	2	—
Property Development Center (a) (f)	14	—
Total Rights (cost $19)		25
SHORT TERM INVESTMENTS 1.1%
Investment Companies 0.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (g) (h)	908	908
Securities Lending Collateral 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (h)	11,650	11,650
Total Short Term Investments (cost $12,558)		12,558
Total Investments 100.7% (cost $866,309)		1,198,682
Other Assets and Liabilities, Net (0.7)%		(7,946)
Total Net Assets 100.0%		$1,190,736

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

Shares/Par[1]	Value

(f)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g)   Investment in affiliate.

(h)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/DoubleLine Core Fixed Income Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 23.6%
Collateralized Mortgage Obligations 0.3%
Federal Home Loan Mortgage Corp.
Interest Only, Series FH-S358A, 3.00%, 10/15/47	9,770	$9,713
ABFC Trust
Series 2006-A2B-HE1, REMIC, 1.66%, (1M US LIBOR + 0.11%), 01/25/37 (a)	4,473	3,025
Accredited Mortgage Loan Trust
Series 2004-A2-1, 2.15%, (1M US LIBOR + 0.60%), 04/25/34 (a)	594	563
ACE Securities Corp. Home Equity Loan Trust
Series 2006-A2D-HE1, REMIC, 2.15%, (1M US LIBOR + 0.60%), 02/25/36 (a)	14,853	14,729
Alpine Securitization
Series 2005-A3-32T1, REMIC, 2.55%, (1M US LIBOR + 1.00%), 08/25/35 (a)	8,985	6,479
Series 2005-1A1-59, REMIC, 1.83%, (1M US LIBOR + 0.33%), 11/20/35 (a)	7,954	7,625
Series 2006-A1B-OA12, REMIC, 1.69%, (1M US LIBOR + 0.19%), 09/20/46 (a)	4,698	4,077
Alternative Loan Trust
Series 2005-2A1-J12, REMIC, 1.82%, (1M US LIBOR + 0.27%), 11/25/35 (a)	3,673	2,680
American Home Mortgage Assets Trust
Series 2006-A1-5, REMIC, 1.98%, (12M US Federal Reserve Cumulative Average CMT + 0.92%), 11/25/46 (a)	12,272	6,544
Series 2007-A1-1, REMIC, 1.76%, (12M US Federal Reserve Cumulative Average CMT + 0.70%), 02/25/47 (a)	8,392	5,426
American Home Mortgage Investment Trust
Series 2004-4A-4, REMIC, 3.66%, (6M US LIBOR + 2.00%), 02/25/45 (a)	112	114
Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates
Series 2005-M1-R8, REMIC, 2.02%, (1M US LIBOR + 0.47%), 10/25/35 (a)	5,719	5,727
Amortizing Residential Collateral Trust
Series 2002-A-BC4, REMIC, 2.13%, (1M US LIBOR + 0.58%), 07/25/32 (a)	17	16
Ares XXIX CLO Ltd.
Series 2014-A1R-1A, 2.54%, (3M US LIBOR + 1.19%), 04/17/26 (a) (b)	9,000	9,009
Argent Securities Inc. Asset-Backed Pass-Through Certificates
Series 2005-A2C-W2, REMIC, 1.91%, (1M US LIBOR + 0.36%), 10/25/35 (a)	1,660	1,659
Atlas Senior Loan Fund II Ltd.
Series 2012-AR-2A, 2.61%, (3M US LIBOR + 1.23%), 01/30/24 (a) (b)	8,901	8,908
Atrium Hotel Portfolio Trust
Series 2017-E-ATRM, 4.53%, (1M US LIBOR + 3.05%), 11/15/19 (a) (b)	3,872	3,830
Atrium XIII LLC
Series D-13A, 4.15%, (3M US LIBOR + 2.70%), 11/21/30 (a) (b)	1,000	1,004
Babson CLO Ltd.
Series 2015-E-IA, 6.66%, (3M US LIBOR + 5.30%), 04/20/27 (a) (b)	2,500	2,500
Banc of America Funding Trust
Series 2005-4A1-A, REMIC, 3.58%, 02/20/35 (a)	841	847
Series 2005-A1-D, REMIC, 3.41%, 05/25/35 (a)	10,953	11,458
Banc of America Mortgage Securities Inc.
Series 2004-5A1-2, REMIC, 6.50%, 10/25/31	10	10

See accompanying Notes to Financial Statements.

36

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
BBCMS Trust
Series 2015-A-STP, REMIC, 3.32%, 09/10/20 (b)	10,909	11,094
Series 2017-C-DELC, REMIC, 2.68%, (1M US LIBOR + 1.20%), 08/15/19 (a) (b)	37	37
Series 2017-D-DELC, REMIC, 3.18%, (1M US LIBOR + 1.70%), 08/15/19 (a) (b)	42	42
Series 2017-E-DELC, REMIC, 3.98%, (1M US LIBOR + 2.50%), 08/15/19 (a) (b)	87	87
BB-UBS Trust
Interest Only, Series 2012-XB-SHOW, REMIC, 0.14%, 11/05/36 (a) (b)	6,436	78
Interest Only, Series 2012-XA-SHOW, REMIC, 0.60%, 11/05/36 (a) (b)	11,689	454
BCAP LLC Trust
Series 2011-5A1-RR5, REMIC, 5.25%, 05/26/22 (b)	1,369	1,428
Series 2011-8A1-RR4, REMIC, 5.25%, 02/26/36 (b)	1,022	812
Series 2011-12A1-RR5, REMIC, 5.00%, 03/26/37 (a) (b)	262	261
Series 2010-5A3-RR11, REMIC, 3.52%, 03/27/37 (a) (b)	7,911	5,870
Series 2011-9A1-RR5, REMIC, 5.25%, 05/25/37 (b)	5,353	4,646
Series 2012-6A6-RR1, REMIC, 1.47%, 12/26/46 (a) (b)	15,670	13,705
Bear Stearns Adjustable Rate Mortgage Trust
Series 2000-A1-2, REMIC, 2.78%, 11/25/30 (a)	1	1
Series 2002-1A1-11, REMIC, 3.31%, 02/25/33 (a)	2	2
Series 2002-1A2-11, REMIC, 3.59%, 02/25/33 (a)	4	4
Series 2003-6A1-1, REMIC, 3.14%, 04/25/33 (a)	23	23
Series 2003-4A1-8, REMIC, 3.77%, 01/25/34 (a)	123	127
Series 2004-12A5-1, REMIC, 3.64%, 04/25/34 (a)	246	249
Series 2004-2A1-8, REMIC, 3.73%, 11/25/34 (a)	383	383
Series 2005-A2-2, REMIC, 3.64%, (12M US LIBOR + 1.95%), 03/25/35 (a)	748	757
Bear Stearns Alt-A Trust
Series 2005-23A1-4, REMIC, 3.52%, 05/25/35 (a)	276	277
Series 2005-26A1-7, REMIC, 3.46%, 09/25/35 (a)	12,058	9,491
Series 2005-22A1-7, REMIC, 3.55%, 09/25/35 (a)	176	158
Bear Stearns Asset Backed Securities I Trust
Series 2005-M2-AQ1, REMIC, 2.53%, (1M US LIBOR + 0.98%), 03/25/35 (a)	8,215	8,217
Series 2006-1M1-HE1, REMIC, 1.96%, (1M US LIBOR + 0.41%), 12/25/35 (a)	2,698	2,698
Series 2006-A2-4, REMIC, 1.81%, (1M US LIBOR + 0.26%), 10/25/36 (a)	6,692	6,653
Series 2007-1A3-HE3, REMIC, 1.80%, (1M US LIBOR + 0.25%), 01/25/37 (a)	4,741	4,857
Series 2007-1A2-HE3, REMIC, 1.75%, (1M US LIBOR + 0.20%), 04/25/37 (a)	1,276	1,530
Bear Stearns Structured Products Inc. Trust
Series 2007-1A1-R6, REMIC, 4.01%, 01/26/36 (a)	572	504
Series 2007-A2-EMX1, REMIC, 2.85%, (1M US LIBOR + 1.30%), 03/25/37 (a) (b)	2,947	2,892
Series 2007-2A1-R6, REMIC, 3.20%, 12/26/46 (a)	345	311
BNC Mortgage Loan Trust
Series 2007-A2-2, REMIC, 1.65%, (1M US LIBOR + 0.10%), 05/25/37 (a)	201	200
BX Trust
Series 2017-D-IMC, 3.50%, (1M US LIBOR + 2.25%), 10/15/19 (a) (b)	3,514	3,518
Series 2017-E-IMC, 4.50%, (1M US LIBOR + 3.25%), 10/15/19 (a) (b)	5,667	5,674
Interest Only, Series 2017-XCP-IMC, 1.09%, 10/15/32 (a) (b)	261,176	1,984
Caesars Palace Las Vegas Trust
Series 2017-D-VICI, 4.35%, 10/15/22 (a) (b)	3,886	3,966
Series 2017-E-VICI, 4.35%, 10/15/22 (a) (b)	3,886	3,774
	Shares/Par[1]	Value
CD Commercial Mortgage Trust
Interest Only, Series 2017-XA-CD3, REMIC, 1.04%, 02/10/50 (a)	48,734	3,601
Chase Mortgage Finance Trust
Series 2005-1A1-A1, REMIC, 3.36%, 12/25/35 (a)	917	921
ChaseFlex Trust
Series 2007-1A1-3, REMIC, 5.00%, 07/25/37	721	637
Citicorp Mortgage Securities Trust
Series 2007-1A3-2, REMIC, 6.00%, 02/25/37	1,241	1,232
Citigroup Commercial Mortgage Trust
Series 2015-D-GC27, REMIC, 4.43%, 01/10/25 (a) (b)	3,780	3,201
Series 2016-D-GC36, REMIC, 2.85%, 01/10/26 (b)	6,457	4,848
Citigroup Mortgage Loan Trust Inc.
Series 2005-1A3A-8, REMIC, 3.71%, 11/25/35 (a)	5,061	5,138
Series 2005-A2A-11, REMIC, 3.63%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.40%), 12/25/35 (a)	40	41
Series 2007-A3A-AHL3, REMIC, 1.61%, (1M US LIBOR + 0.06%), 05/25/37 (a)	400	311
Series 2007-1A1-FS1, REMIC, 5.75%, 10/25/37 (b) (c)	4,532	4,694
COMM Mortgage Trust
Series 2017-E-PANW, 3.81%, 10/10/24 (a) (b)	5,717	5,507
Series 2017-D-PANW, 3.93%, 10/10/24 (a) (b)	3,425	3,440
Series 2015-C-DC1, REMIC, 4.35%, 01/10/25 (a)	200	195
Series 2015-C-CR23, REMIC, 4.25%, 04/10/25 (a)	2,923	2,880
Interest Only, Series 2014-XA-CR20, REMIC, 1.16%, 11/10/47 (a)	122,645	6,659
Commercial Mortgage Pass-Through Certificates
Interest Only, Series 2017-XA-BNK8, 0.75%, 11/15/50 (a)	151,177	9,052
Countrywide Alternative Loan Trust
Series 2005-1A2-27, REMIC, 2.46%, (12M US Federal Reserve Cumulative Average CMT + 1.40%), 08/25/35 (a)	579	582
Series 2006-1A1A-OA17, REMIC, 1.70%, (1M US LIBOR + 0.20%), 12/20/46 (a)	7,957	6,832
Series 2006-A1-OA21, REMIC, 1.69%, (1M US LIBOR + 0.19%), 03/20/47 (a)	5,547	4,796
Series 2007-A1A-OA7, REMIC, 1.73%, (1M US LIBOR + 0.18%), 05/25/47 (a)	355	337
Countrywide Asset-Backed Certificates
Series 2006-2A3-24, REMIC, 1.70%, (1M US LIBOR + 0.15%), 04/25/34 (a)	2,289	2,138
Series 2004-M1-3, REMIC, 2.30%, (1M US LIBOR + 0.75%), 06/25/34 (a)	137	136
Series 2007-1A-2, REMIC, 1.69%, (1M US LIBOR + 0.14%), 10/25/35 (a)	5,651	4,834
Series 2005-M3-BC5, REMIC, 2.05%, (1M US LIBOR + 0.50%), 12/25/35 (a)	5,000	4,978
Series 2007-1A-9, REMIC, 1.75%, (1M US LIBOR + 0.20%), 02/25/36 (a)	13,493	11,055
Series 2006-1A-26, REMIC, 1.69%, (1M US LIBOR + 0.14%), 06/25/37 (a)	7,663	7,037
Series 2007-1A-13, REMIC, 2.39%, (1M US LIBOR + 0.84%), 06/25/36 (a)	2,515	2,363
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-A14-19, REMIC, 5.50%, 10/25/34	2,727	2,760
Series 2004-A2-HYB6, REMIC, 3.48%, 11/20/34 (a)	715	724
Series 2004-A3-22, REMIC, 3.49%, 11/25/34 (a)	334	334
Series 2004-1A1-HYB9, REMIC, 3.51%, 02/20/35 (a)	350	352
Series 2005-A1-29, REMIC, 5.75%, 12/25/35	2,354	2,047
Series 2005-3A2A-HYB9, REMIC, 3.46%, (12M US LIBOR + 1.75%), 02/20/36 (a)	69	65
Credit Acceptance Auto Loan Trust
Series 2017-A-3A, 2.65%, 01/15/21 (b)	10,000	9,991
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-A-P1A, REMIC, 1.83%, 03/25/32 (a) (b)	33	31

See accompanying Notes to Financial Statements.

37

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Credit Suisse Mortgage Capital Certificates
Series 2010-4A4-18R, REMIC, 3.31%, 04/26/38 (a) (b)	2,552	2,595
Credit Suisse Mortgage Trust
Series 2017-E-CALI, REMIC, 3.78%, 11/12/24 (a) (b)	5,200	5,032
Series 2017-F-CALI, REMIC, 3.78%, 11/12/24 (a) (b)	5,200	4,886
CSAIL Commercial Mortgage Trust
Series 2017-C-CX10, 4.11%, 11/15/27 (a)	3,875	3,942
CSMC Mortgage-Backed Trust
Series 2006-1A4-6, REMIC, 6.00%, 07/25/36	2,256	1,901
CWABS Asset-Backed Certificates Trust
Series 2005-MV1-17, REMIC, 2.01%, (1M US LIBOR + 0.46%), 04/25/36 (a)	5,400	5,370
Series 2005-2AV-17, REMIC, 1.79%, (1M US LIBOR + 0.24%), 05/25/36 (a)	6,794	6,713
Series 2006-2A3-17, REMIC, 1.79%, (1M US LIBOR + 0.24%), 03/25/47 (a)	6,698	5,740
Dryden XXXVI Senior Loan Fund
Series 2014-DR-36A, 5.60%, (3M US LIBOR + 4.24%), 01/15/28 (a) (b)	2,500	2,555
Equity One Mortgage Pass-Through Trust
Series 2002-AV1-3, 2.11%, (1M US LIBOR + 0.56%), 11/25/32 (a)	15	15
First Franklin Mortgage Loan Trust
Series 2005-M2-FFH2, REMIC, 2.36%, (1M US LIBOR + 0.81%), 04/25/35 (a) (b)	956	959
Series 2005-A4-FF9, REMIC, 2.27%, (1M US LIBOR + 0.72%), 10/25/35 (a)	3,425	3,325
First Horizon Asset Securities Inc.
Series 2005-4A1-AR6, REMIC, 3.69%, 02/25/36 (a)	589	570
First Horizon Mortgage Pass-Through Trust
Series 2005-2A1-AR4, REMIC, 3.33%, 10/25/35 (a)	1,272	1,225
GE-WMC Asset-Backed Pass-Through Certificates
Series 2005-A2C-2, REMIC, 1.80%, (1M US LIBOR + 0.25%), 12/25/35 (a)	3,759	3,698
Gilbert Park CLO Ltd.
Series 2017-1A-E, 4.31%, (3M US LIBOR + 2.95%), 10/15/30 (a) (b)	1,000	1,008
Series 2017-1A-E, 7.76%, (3M US LIBOR + 6.40%), 10/15/30 (a) (b)	2,000	2,029
GoldenTree Loan Opportunities IX Ltd.
Series 2014-AR-9A, 2.75%, (3M US LIBOR + 1.37%), 10/29/26 (a) (b)	7,000	7,013
Goldentree Loan Opportunities XI Ltd.
Series 2015-DR2-11A, 3.93%, (3M US LIBOR + 2.40%), 01/18/31 (a) (b) (d)	1,000	1,000
Great Wolf Trust
Series 2017-D-WOLF, 3.58%, (1M US LIBOR + 2.10%), 09/15/19 (a) (b)	1,166	1,166
Series 2017-E-WOLF, 4.58%, (1M US LIBOR + 3.10%), 09/15/19 (a) (b)	1,808	1,809
Series 2017-F-WOLF, 5.55%, (1M US LIBOR + 4.07%), 09/15/19 (a) (b)	962	962
GS Mortgage Securities Corp. II
Series 2017-C-GS8, 4.34%, 11/10/27	6,463	6,631
GS Mortgage Securities Trust
Series 2016-WMB-GS3, 3.60%, 10/10/49 (b)	9,000	8,989
GSAMP Trust
Series 2006-A1-HE4, REMIC, 1.69%, (1M US LIBOR + 0.14%), 06/25/36 (a)	1,606	1,546
Series 2006-A2C-FM2, REMIC, 1.70%, (1M US LIBOR + 0.15%), 09/25/36 (a)	8,359	3,995
Series 2007-A2B-FM2, REMIC, 1.64%, (1M US LIBOR + 0.09%), 01/25/37 (a)	2,909	1,867
Series 2007-A1-HS1, REMIC, 2.40%, (1M US LIBOR + 0.85%), 02/25/37 (a)	3,107	3,132
GSR Mortgage Loan Trust
Series 2005-2A1-AR6, REMIC, 3.47%, 09/25/35 (a)	498	507
Series 2005-6A1-AR7, REMIC, 3.64%, 11/25/35 (a)	155	155
Harborview Mortgage Loan Trust
Series 2005-2A1A-2, REMIC, 1.94%, (1M US LIBOR + 0.44%), 05/19/35 (a)	89	87
	Shares/Par[1]	Value
Series 2005-3A1-4, REMIC, 3.59%, 07/19/35 (a)	352	325
Harbour Aircraft Investments Ltd.
4.00%, 11/15/37 (d)	14,900	14,805
Hilton USA Trust
Series 2016-A-SFP, REMIC, 2.83%, 11/05/23 (b)	10,000	9,892
Home Equity Asset Trust
Series 2005-M4-2, REMIC, 2.60%, (1M US LIBOR + 1.05%), 07/25/35 (a)	2,005	2,017
HSI Asset Securitization Corp. Trust
Series 2006-M1-OPT1, REMIC, 1.91%, (1M US LIBOR + 0.36%), 12/25/35 (a)	3,000	2,971
Hyatt Hotel Portfolio Trust
Series 2017-E-HYT2, REMIC, 3.83%, (1M US LIBOR + 2.35%), 08/09/20 (a) (b)	9,183	9,177
IndyMac ARM Trust
Series 2001-A2-H2, REMIC, 2.78%, 01/25/32 (a)	—	—
IndyMac INDX Mortgage Loan Trust
Series 2005-A3-AR11, REMIC, 3.34%, 08/25/35 (a)	1,938	1,760
Series 2005-1A1-AR31, REMIC, 3.43%, 01/25/36 (a)	441	392
JPMDB Commercial Mortgage Securities Trust
Interest Only, Series 2017-XA-C7, 0.92%, 10/15/50 (a)	97,197	6,463
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2016-AFL-FLRR, 2.93%, (1M US LIBOR + 1.45%), 01/15/33 (a) (b)	1,930	1,931
Series 2016-E-WIKI, REMIC, 4.01%, 10/05/21 (a) (b)	5,248	5,175
JPMorgan Mortgage Acquisition Trust
Series 2006-A5-CW1, REMIC, 1.79%, (1M US LIBOR + 0.24%), 05/25/36 (a)	7,273	7,083
Series 2007-MV6-CH1, REMIC, 2.10%, (1M US LIBOR + 0.55%), 11/25/36 (a)	2,414	2,236
Series 2007-MV1-CH2, REMIC, 1.83%, (1M US LIBOR + 0.28%), 01/25/37 (a)	4,800	4,571
JPMorgan Mortgage Trust
Series 2005-1A2-S3, REMIC, 5.75%, 01/25/36	92	80
Series 2006-3A1-S1, REMIC, 5.50%, 04/25/36	946	989
Kitty Hawk CLO LLC
Series 2015-A1R-1A, 2.57%, (3M US LIBOR + 1.21%), 04/15/27 (a) (b)	5,000	5,006
KKR Financial CLO Ltd.
Series 2013-A1AR-2A, 2.81%, (3M US LIBOR + 1.45%), 01/23/26 (a) (b)	6,000	6,008
LCCM Mortgage Trust
Series 2014-MRC-PKMD, REMIC, 2.86%, 11/14/19 (a) (b)	5,248	5,235
LCM XV Ltd.
Series DR-15A, 5.06%, (3M US LIBOR + 3.70%), 07/20/30 (a) (b)	2,750	2,832
Lehman XS Trust
Series 2005-1A3-4, REMIC, 2.35%, (1M US LIBOR + 0.80%), 10/25/35 (a)	1,710	1,673
Series 2007-3A3-2N, REMIC, 1.72%, (1M US LIBOR + 0.17%), 02/25/37 (a)	7,923	6,116
Long Beach Mortgage Loan Trust
Series 2004-A5-5, REMIC, 2.11%, (1M US LIBOR + 0.56%), 09/25/34 (a)	198	188
Series 2006-1A-7, REMIC, 1.71%, (1M US LIBOR + 0.16%), 08/25/36 (a)	9,454	5,903
Long Point Park CLO Ltd.
Series 2017-C-1A, 4.09%, (3M US LIBOR + 2.40%), 01/17/30 (a) (b)	1,000	997
Longtrain Leasing III LLC
Series 2015-A2-1A, 4.06%, 01/15/25 (b)	5,000	5,119
MASTR Asset Backed Securities Trust
Series 2003-M3-OPT1, 5.68%, (1M US LIBOR + 4.13%), 12/25/32 (a)	1,500	1,526
Series 2005-M5-WMC1, REMIC, 2.56%, (1M US LIBOR + 1.01%), 03/25/35 (a)	5,005	4,878
Series 2006-A3-NC2, REMIC, 1.66%, (1M US LIBOR + 0.11%), 08/25/36 (a)	10,897	5,714
Series 2006-A3-AM3, REMIC, 1.72%, (1M US LIBOR + 0.17%), 10/25/36 (a)	4,002	3,733
Series 2007-A2-WMC1, REMIC, 1.60%, (1M US LIBOR + 0.05%), 01/25/37 (a)	339	141

See accompanying Notes to Financial Statements.

38

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series 2007-A1-HE2, REMIC, 2.70%, (1M US LIBOR + 1.15%), 08/25/37 (a)	7,160	5,802
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
Series 1999-A2-TBC3, REMIC, 2.61%, 10/20/29 (a)	47	46
Merrill Lynch Mortgage Investors Trust
Series 2003-1A-A3, REMIC, 3.25%, 05/25/33 (a)	248	257
Series 2005-2A3-A6, REMIC, 1.93%, (1M US LIBOR + 0.38%), 08/25/35 (a)	3,271	3,204
Series 2005-3A-2, REMIC, 2.36%, (1M US LIBOR + 1.00%), 10/25/35 (a)	53	52
Series 2005-1A-2, REMIC, 2.66%, (6M US LIBOR + 1.25%), 10/25/35 (a)	4,628	4,671
Series 2005-5A-3, REMIC, 1.58%, (1M US LIBOR + 0.25%), 11/25/35 (a)	82	79
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-ASB-C22, REMIC, 3.04%, 11/15/24	9,000	9,053
Series 2016-ASB-C31, REMIC, 2.95%, 12/15/25	3,500	3,502
Interest Only, Series 2017-XA-C34, REMIC, 0.83%, 11/15/52 (a)	46,821	2,876
Morgan Stanley Capital I Trust
Series 2014-B-CPT, REMIC, 3.45%, 07/13/21 (a) (b)	490	496
Interest Only, Series 2017-XA-HR2, REMIC, 0.81%, 12/15/50 (a)	25,464	1,594
Morgan Stanley Dean Witter Capital I Inc. Trust
Series 2002-M1-HE1, REMIC, 2.45%, (1M US LIBOR + 0.90%), 07/25/32 (a)	784	782
MortgageIT Trust
Series 2005-A1-5, REMIC, 2.07%, (1M US LIBOR + 0.26%), 12/25/35 (a)	3,804	3,801
Mosaic Solar Loans LLC
Series 2017-A-2A, 3.82%, 09/20/42 (b)	11,058	11,050
Motel 6 Trust
Series 2017-D-MTL6, REMIC, 3.63%, (1M US LIBOR + 2.15%), 08/15/19 (a) (b)	3,996	3,998
Navient Private Education Loan Trust
Series 2017-B-A, 3.91%, 09/15/25 (b)	8,000	7,912
Navient Student Loan Trust
Series 2017-A1-3X, 1.85%, (1M US LIBOR + 0.30%), 12/25/19 (a) (b)	7,745	7,749
Neuberger Berman CLO XVI Ltd.
Series 2017-D-16SA, 0.00%, (3M US LIBOR + 2.50%), 01/15/28 (a) (b) (d)	2,000	2,000
New Century Home Equity Loan Trust
Series 2005-M2-4, REMIC, 2.06%, (1M US LIBOR + 0.51%), 09/25/35 (a)	1,900	1,907
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2005-3A1-AR4, REMIC, 3.91%, 08/25/35 (a)	1,262	1,279
NP SPE II LLC
Series 2017-A1-1A, 3.37%, 10/20/27 (b)	4,956	4,924
Octagon Investment Partners XXX Ltd.
Series 2017-C-1A, 4.86%, (3M US LIBOR + 3.50%), 03/17/30 (a) (b)	2,500	2,534
Octagon Investment Partners XXXI Ltd.
Series 2017-DD-1A, 3.98%, (3M US LIBOR + 2.50%), 01/20/30 (a) (b)	1,000	1,003
Octagon Investment Partners XXXIII Ltd.
Series 2017-C-1A, 4.15%, (3M US LIBOR + 2.75%), 01/20/31 (a) (b)	1,000	1,003
Series 2017-D-1A, 7.70%, (3M US LIBOR + 6.30%), 01/20/31 (a) (b)	1,000	1,006
Octagon Investment Partners XXXIV Ltd.
Series 2017-D-1A, 5.06%, 07/20/30 (b)	1,282	1,306
OneMain Financial Issuance Trust
Series 2017-A1-1A, 2.37%, 04/14/21 (b)	5,000	4,954
Option One Mortgage Loan Trust
Series 2005-M3-3, REMIC, 2.32%, (1M US LIBOR + 0.77%), 08/25/35 (a)	3,700	3,513
Series 2007-2A2-6, REMIC, 1.68%, (1M US LIBOR + 0.13%), 07/25/37 (a)	1,001	676
Park Place Securities Inc. Asset-Backed Pass-Through Certificates
Series 2005-M2-WCW1, REMIC, 2.26%, (1M US LIBOR + 0.71%), 05/25/35 (a)	1,700	1,715
	Shares/Par[1]	Value
Series 2005-M1-WCW3, REMIC, 2.03%, (1M US LIBOR + 0.48%), 08/25/35 (a)	1,215	1,207
Prime Mortgage Trust
Series 2004-1A2-CL1, REMIC, 1.95%, (1M US LIBOR + 0.40%), 02/25/34 (a)	15	14
RALI Trust
Series 2006-A1-QO6, REMIC, 1.73%, (1M US LIBOR + 0.18%), 06/25/46 (a)	12,087	5,383
RAMP Trust
Series 2005-M5-EFC1, REMIC, 2.53%, (1M US LIBOR + 0.98%), 05/25/35 (a)	12,706	12,705
RASC Trust
Series 2005-M1-KS1, REMIC, 2.23%, (1M US LIBOR + 0.68%), 02/25/35 (a)	2,903	2,892
Series 2006-AI3-KS9, REMIC, 1.71%, (1M US LIBOR + 0.16%), 09/25/36 (a)	4,202	3,925
Series 2006-1A3-EMX9, REMIC, 1.72%, (1M US LIBOR + 0.17%), 09/25/36 (a)	2,908	2,650
Series 2006-A4-KS7, REMIC, 1.79%, (1M US LIBOR + 0.24%), 09/25/36 (a)	2,530	2,428
Series 2007-A3-KS1, REMIC, 1.70%, (1M US LIBOR + 0.15%), 11/25/36 (a)	9,294	8,920
RBSSP Resecuritization Trust
Series 2011-2A1-3, REMIC, 1.80%, 02/26/37 (a) (b)	1,593	1,546
Renew Financial LLC
Series 2017-A-2A, 3.22%, 09/22/53 (b)	9,834	9,815
Reperforming Loan REMIC Trust
Series 2006-AF1-R1, 1.89%, (1M US LIBOR + 0.34%), 01/25/36 (a) (b)	5,954	5,632
Residential Accredit Loans Inc. Trust
Series 2006-A21-QA1, REMIC, 4.39%, 01/25/36 (a)	8,579	7,559
Securitized Asset Backed Receivables LLC Trust
Series 2005-M2-FR2, REMIC, 2.53%, (1M US LIBOR + 0.98%), 03/25/35 (a)	302	303
Series 2006-A3-FR3, REMIC, 1.80%, (1M US LIBOR + 0.25%), 05/25/36 (a)	3,628	2,190
Series 2007-A2A-HE1, REMIC, 1.61%, (1M US LIBOR + 0.06%), 12/25/36 (a)	261	92
SG Commercial Mortgage Securities Trust
Interest Only, Series 2016-XA-C5, REMIC, 2.02%, 10/10/48 (a)	32,826	3,853
SLM Student Loan Trust
Series 2008-A-9, 2.87%, (3M US LIBOR + 1.50%), 04/25/23 (a)	3,427	3,506
SMB Private Education Loan Trust
Series 2017-A-1-A, 1.93%, (1M US LIBOR + 0.45%), 08/15/19 (a) (b)	4,260	4,268
Soundview Home Loan Trust
Series 2006-A1-WF2, REMIC, 1.68%, (1M US LIBOR + 0.13%), 12/25/36 (a)	767	768
SpringCastle America Funding LLC
Series 2016-A-AA, 3.05%, 04/25/29 (b)	6,884	6,927
Sprite Ltd.
Series 2017-A-1, 4.25%, 12/15/24 (b)	4,000	3,985
Stewart Park CLO Ltd.
Series 2015-DR-1A, 0.00%, (3M US LIBOR + 2.60%), 01/15/30 (a) (b) (d)	2,000	2,000
Structured Asset Investment Loan Trust
Series 2004-A4-11, REMIC, 2.45%, (1M US LIBOR + 0.90%), 01/25/35 (a)	1,064	1,066
Series 2006-A4-1, REMIC, 1.86%, (1M US LIBOR + 0.31%), 01/25/36 (a)	2,500	2,310
Structured Asset Mortgage Investments II Trust
Series 2005-A3-AR5, REMIC, 2.00%, (1M US LIBOR + 0.25%), 07/19/35 (a)	263	251
Series 2007-2A1-AR2, REMIC, 1.81%, (1M US LIBOR + 0.26%), 03/25/37 (a)	843	608
Structured Asset Mortgage Investments Trust
Series 2002-A1-AR3, REMIC, 2.15%, (1M US LIBOR + 0.66%), 09/19/32 (a)	18	17
TAL Advantage V LLC
Series 2013-A-1A, 2.83%, 02/20/23 (b)	5,167	5,092
Series 2014-A-1A, 3.51%, 02/20/24 (b)	3,207	3,191
THL Credit Wind River CLO Ltd.
Series 2015-ER-2A, 6.91%, 10/15/27 (b)	2,000	2,006

See accompanying Notes to Financial Statements.

39

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series 2014-DR-2A, 0.00%, (3M US LIBOR + 2.90%), 01/15/31 (a) (b) (d)	1,000	1,000
Series 2014-ER-2A, 0.00%, (3M US LIBOR + 5.75%), 01/15/31 (a) (b) (d)	1,000	1,000
Thunderbolt Aircraft Lease Ltd.
Series 2017-A-A, 4.21%, 04/15/24 (b) (c)	5,750	5,906
UBS Commercial Mortgage Trust
Series 2017-C-C4, 4.46%, 10/15/27 (a)	3,298	3,262
Interest Only, Series 2017-XA-C4, REMIC, 1.11%, 10/15/50 (a)	64,551	5,210
Series 2017-C-C5, REMIC, 4.32%, 11/15/50 (a)	5,169	5,269
Series 2017-C-C6, REMIC, 4.45%, 12/15/50 (a)	3,866	3,886
VB-S1 Issuer LLC
Series 2016-D-1A, 4.46%, 06/15/21 (b)	2,000	1,982
Vendee Mortgage Trust
Series 1994-1ZB-3A, REMIC, 6.50%, 09/15/24	167	180
WaMu Mortgage Pass-Through Certificates
Series 2006-3A3-AR8, REMIC, 3.17%, 08/25/36 (a)	2,642	2,477
Series 2007-4A1-HY1, REMIC, 3.17%, 02/25/37 (a)	216	199
Series 2007-3A3-HY1, REMIC, 3.23%, 02/25/37 (a)	2,285	2,180
WaMu Mortgage Pass-Through Certificates
Series 2007-2A3-HY7, REMIC, 3.06%, 07/25/37 (a)	368	335
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2002-2A2-AR1, REMIC, 2.40%, 02/25/31 (a)	—	—
Series 2005-1A3A-AR18, REMIC, 3.14%, 01/25/36 (a)	594	600
Series 2002-1A-AR9, REMIC, 2.46%, (12M US Federal Reserve Cumulative Average CMT + 1.40%), 08/25/42 (a)	63	64
Series 2002-1A-AR17, REMIC, 2.26%, (12M US Federal Reserve Cumulative Average CMT + 1.20%), 11/25/42 (a)	43	43
Series 2005-A1A1-AR13, REMIC, 1.84%, (1M US LIBOR + 0.29%), 10/25/45 (a)	79	77
Series 2006-1A-AR9, REMIC, 1.89%, (12M US Federal Reserve Cumulative Average CMT + 0.83%), 11/25/46 (a)	2,872	2,466
Wells Fargo Commercial Mortgage Trust
Series 2017-B-C41, 4.19%, 11/15/50 (a)	5,073	5,202
Series 2017-C-C41, 4.51%, 11/15/50 (a)	6,601	6,684
Series 2017-A-SMP, REMIC, 2.23%, (1M US LIBOR + 0.75%), 12/15/19 (a) (b)	1,670	1,670
Series 2017-C-SMP, REMIC, 2.68%, (1M US LIBOR + 1.20%), 12/15/19 (a) (b)	1,002	1,002
Series 2017-D-SMP, REMIC, 3.13%, (1M US LIBOR + 1.65%), 12/15/19 (a) (b)	601	601
Series 2017-E-SMP, REMIC, 3.73%, 12/15/19 (a) (b)	1,871	1,871
Series 2012-C-LC5, REMIC, 4.69%, 09/15/22 (a)	2,195	2,239
Interest Only, Series 2015-XA-C28, REMIC, 0.73%, 05/15/48 (a)	92,041	3,607
Interest Only, Series 2016-XA-BNK1, REMIC, 1.80%, 08/15/49 (a)	31,790	3,769
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-A1-CC, REMIC, 3.66%, 01/25/35 (a)	176	181
Series 2006-2A1-AR2, REMIC, 3.54%, 03/25/36 (a)	582	591
Series 2006-2A5-AR2, REMIC, 3.54%, 03/25/36 (a)	1,598	1,608
Series 2006-2A1-AR8, REMIC, 3.57%, 04/25/36 (a)	1,101	1,126
Series 2006-1A1-AR10, REMIC, 3.35%, 07/25/36 (a)	3,153	3,158
WhiteHorse VIII Ltd.
Series 2014-AR-1A, 2.28%, 05/01/26 (b)	10,000	10,003
Total Non-U.S. Government Agency Asset-Backed Securities (cost $780,431)		813,115
CORPORATE BONDS AND NOTES 24.6%
Consumer Discretionary 1.5%
1011778 B.C. Unlimited Liability Co.
4.25%, 05/15/24 (b)	1,210	1,209
	Shares/Par[1]	Value
Amazon.com Inc.
4.05%, 08/22/47 (b)	4,500	4,830
CBS Corp.
3.70%, 06/01/28 (b)	630	620
CCO Holdings LLC
5.00%, 02/01/28 (b)	940	915
Cengage Learning Inc.
9.50%, 06/15/24 (b) (e)	1,000	901
Charter Communications Operating LLC
4.91%, 07/23/25	4,195	4,452
Churchill Downs Inc.
4.75%, 01/15/28 (b)	775	771
Comcast Corp.
4.40%, 08/15/35	4,200	4,605
Constellation Merger Sub Inc.
8.50%, 09/15/25 (b)	650	636
CRC Escrow Issuer LLC
5.25%, 10/15/25 (b) (e)	1,235	1,246
Delphi Jersey Holdings Plc
5.00%, 10/01/25 (b)	1,164	1,179
Eldorado Resorts Inc.
6.00%, 04/01/25	1,165	1,221
Expedia Inc.
3.80%, 02/15/28	4,700	4,542
Ford Motor Co.
7.45%, 07/16/31	3,475	4,517
GLP Capital LP
5.38%, 04/15/26	550	590
Golden Nugget Inc.
6.75%, 10/15/24 (b)	900	917
Gray Television Inc.
5.13%, 10/15/24 (b)	610	608
GW Honos Security Corp.
8.75%, 05/15/25 (b)	1,100	1,179
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	1,175	1,189
Jeld-Wen Inc.
4.63%, 12/15/25 (b)	590	594
LTF Merger Sub Inc.
8.50%, 06/15/23 (b)	1,121	1,182
Netflix Inc.
4.88%, 04/15/28 (b)	510	500
Omnicom Group Inc.
3.60%, 04/15/26	4,460	4,494
Pinnacle Entertainment Inc.
5.63%, 05/01/24	1,740	1,868
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28	2,270	2,249
S.A.C.I. Falabella
3.75%, 04/30/23	700	717
Sirius XM Radio Inc.
5.38%, 07/15/26 (b)	865	895
Six Flags Entertainment Corp.
4.88%, 07/31/24 (b)	1,200	1,218
Viking Cruises Ltd.
5.88%, 09/15/27 (b)	1,230	1,248
		51,092
Consumer Staples 1.1%
Albertsons Cos. LLC
5.75%, 03/15/25	900	813
B&G Foods Inc.
5.25%, 04/01/25	1,205	1,226
BAT Capital Corp.
2.30%, (3M US LIBOR + 0.88%), 08/15/22 (a) (b)	4,420	4,469
CK Hutchison International 17 Ltd.
2.25%, 09/29/20 (b)	2,800	2,770
2.75%, 03/29/23 (b)	4,000	3,925
Embotelladora Andina SA
5.00%, 10/01/23 (e)	3,200	3,508
JBS USA LLC
7.25%, 06/01/21 (b)	1,400	1,424
Kraft Heinz Foods Co.
2.80%, 07/02/20	4,430	4,453

See accompanying Notes to Financial Statements.

40

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Kronos Acquisition Holdings Inc.
9.00%, 08/15/23 (b)	1,270	1,194
Pilgrim's Pride Corp.
5.75%, 03/15/25 (b)	1,155	1,192
Post Holdings Inc.
5.50%, 03/01/25 (b)	1,165	1,209
Smithfield Foods Inc.
4.25%, 02/01/27 (b)	4,380	4,507
Sysco Corp.
3.25%, 07/15/27	4,550	4,543
TreeHouse Foods Inc.
6.00%, 02/15/24 (b)	600	624
		35,857
Energy 2.7%
APT Pipelines Ltd.
4.25%, 07/15/27 (b)	5,000	5,174
Baker Hughes a GE Co. LLC
4.08%, 12/15/47 (b)	2,295	2,332
Bharat Petroleum Corp. Ltd.
4.63%, 10/25/22	2,650	2,804
Canadian Natural Resources Ltd.
2.95%, 01/15/23	6,730	6,684
Cheniere Energy Partners LP
5.25%, 10/01/25 (b)	615	627
CNOOC Finance 2011 Ltd.
4.25%, 01/26/21	2,000	2,077
Enable Midstream Partners LP
4.40%, 03/15/27	4,370	4,451
EP Energy LLC
9.38%, 05/01/20	240	203
EQT Corp.
3.90%, 10/01/27	4,480	4,444
Exterran Energy Solutions LP
8.13%, 05/01/25 (b)	570	615
Foresight Energy LLC
11.50%, 04/01/23 (b)	345	280
FTS International Inc.
6.25%, 05/01/22 (e)	800	776
Indian Oil Corp. Ltd.
5.63%, 08/02/21	1,322	1,435
5.75%, 08/01/23	2,590	2,882
Kinder Morgan Energy Partners LP
6.95%, 01/15/38	3,580	4,435
MEG Energy Corp.
7.00%, 03/31/24 (b)	1,010	855
NGL Energy Partners LP
7.50%, 11/01/23	625	646
6.13%, 03/01/25	985	963
ONGC Videsh Ltd.
3.25%, 07/15/19	1,000	1,006
ONGC Videsh Vankorneft Pte Ltd.
2.88%, 01/27/22	5,300	5,240
Par Petroleum LLC
7.75%, 12/15/25 (b)	265	265
Petroleos Mexicanos
6.75%, 09/21/47	2,130	2,219
Petronas Global Sukuk Ltd.
2.71%, 03/18/20	6,500	6,508
Precision Drilling Corp.
7.13%, 01/15/26 (b)	1,190	1,213
QEP Resources Inc.
5.25%, 05/01/23	640	647
5.63%, 03/01/26	640	648
Regency Energy Partners LP
4.50%, 11/01/23	4,200	4,348
Reliance Holding USA Inc.
5.40%, 02/14/22	5,799	6,291
Sabine Pass Liquefaction LLC
5.00%, 03/15/27	5,120	5,477
Sanchez Energy Corp.
6.13%, 01/15/23 (e)	630	533
Sinopec Group Overseas Development 2016 Ltd.
2.75%, 05/03/21	6,700	6,683
	Shares/Par[1]	Value
SRC Energy Inc.
6.25%, 12/01/25 (b)	620	636
Tapstone Energy LLC
9.75%, 06/01/22 (b)	695	597
Transocean Proteus Ltd.
6.25%, 12/01/24 (b)	562	588
Transportadora de Gas Internacional SA ESP
5.70%, 03/20/22	760	779
Valero Energy Corp.
6.63%, 06/15/37	1,695	2,245
Vine Oil & Gas LP
8.75%, 04/15/23 (b)	540	523
Whiting Petroleum Corp.
5.00%, 03/15/19	1,220	1,249
6.63%, 01/15/26 (b)	600	612
Williams Partners LP
3.75%, 06/15/27	2,250	2,255
		92,245
Financials 8.8%
AerCap Ireland Capital Ltd.
3.50%, 01/15/25	4,595	4,559
Altice US Finance I Corp.
5.38%, 07/15/23 (b)	1,175	1,203
American Express Co.
2.50%, 08/01/22	9,085	8,975
Anheuser-Busch InBev Finance Inc.
4.90%, 02/01/46	2,000	2,315
ASP AMC Merger Sub Inc.
8.00%, 05/15/25 (b)	1,250	1,203
AssuredPartners Inc.
7.00%, 08/15/25 (b)	1,800	1,785
Athene Global Funding
3.00%, 07/01/22 (b)	4,000	3,962
Australia & New Zealand Banking Group Ltd.
4.88%, 01/12/21 (f) (g)	4,195	4,476
Banco de Costa Rica
5.25%, 08/12/18	4,000	4,014
Banco de Credito del Peru
2.25%, 10/25/19 (e)	5,000	4,975
Banco de Credito e Inversiones
4.00%, 02/11/23	2,450	2,541
Banco Espirito Santo SA
0.00%, 05/08/17 - 01/21/19, EUR (h) (i)	6,400	2,202
Banco Internacional del Peru S.A.A. of Panama
5.75%, 10/07/20	5,022	5,398
Banco Nacional de Costa Rica
4.88%, 11/01/18	4,000	4,031
Banco Santander Chile
3.88%, 09/20/22	650	675
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander
5.95%, 01/30/24 (a) (e)	2,420	2,509
Banco Santander SA
2.55%, (3M US LIBOR + 1.09%), 02/23/23 (a)	4,600	4,632
Bancolombia SA
6.13%, 07/26/20	200	214
Banistmo SA
3.65%, 09/19/22 (b)	4,000	3,931
Bank of America Corp.
2.63%, 04/19/21	2,600	2,613
Bank of Montreal
3.80%, 12/15/32	3,430	3,429
BBVA Bancomer SA
6.50%, 03/10/21 (b)	1,000	1,088
BDO Unibank Inc.
2.63%, 10/24/21	1,300	1,289
2.95%, 03/06/23	5,700	5,608
Blackstone CQP Holdco LP
6.50%, 03/20/21 (f) (g)	9,015	9,189
Brighthouse Financial Inc.
3.70%, 06/22/27 (b)	4,580	4,498
Cantor Fitzgerald LP
6.50%, 06/17/22 (b)	11,100	12,271
Citigroup Inc.
2.91%, (3M US LIBOR + 1.43%), 09/01/23 (a)	2,200	2,271

See accompanying Notes to Financial Statements.

41

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
2.52%, (3M US LIBOR + 1.10%), 05/17/24 (a)	4,465	4,537
CNOOC Finance 2012 Ltd.
3.88%, 05/02/22	4,500	4,642
CNPC General Capital Ltd.
3.95%, 04/19/22	1,000	1,038
CNPC HK Overseas Capital Ltd.
4.50%, 04/28/21	5,500	5,782
Commonwealth Bank of Australia
2.75%, 03/10/22 (b)	6,775	6,799
Continental Senior Trustee Ltd.
5.50%, 11/18/20	6,060	6,529
Credit Suisse Group AG
2.77%, (3M US LIBOR + 1.20%), 12/14/23 (a) (b)	4,425	4,467
DAE Funding LLC
5.00%, 08/01/24 (b)	600	590
Dana Financing Luxembourg SARL
5.75%, 04/15/25 (b)	650	686
DBS Group Holdings Ltd.
3.60%, (callable at 100 beginning 09/07/21) (j)	3,500	3,500
1.99%, (3M US LIBOR + 0.62%), 07/25/22 (a)	3,500	3,516
Discover Financial Services
4.10%, 02/09/27	5,490	5,612
ENA Norte Trust
4.95%, 04/25/23	1,778	1,832
Fondo Mivivienda SA
3.50%, 01/31/23	6,350	6,358
General Motors Financial Co. Inc.
2.29%, (3M US LIBOR + 0.93%), 04/13/20 (a)	8,000	8,050
Global Bank Corp.
5.13%, 10/30/19	6,500	6,727
Goldman Sachs Group Inc.
2.16%, (3M US LIBOR + 0.78%), 10/31/22 (a)	5,730	5,738
Icahn Enterprises LP
6.25%, 02/01/22	900	924
6.38%, 12/15/25 (b) (e)	940	941
Itau CorpBanca
3.88%, 09/22/19	4,000	4,080
Level 3 Financing Inc.
5.38%, 01/15/24	1,195	1,194
Liberty Mutual Group Inc.
6.50%, 05/01/42 (b)	5,110	6,841
Lloyds Banking Group Plc
3.57%, 11/07/28 (e)	4,625	4,587
Macquarie Group Ltd.
3.19%, 11/28/23 (b)	4,435	4,404
Malayan Banking Bhd
3.90%, 10/29/26 (a)	4,482	4,578
Mizuho Financial Group Inc.
2.42%, (3M US LIBOR + 0.88%), 09/11/22 (a)	3,460	3,478
Morgan Stanley
2.75%, 05/19/22	4,500	4,480
3.59%, 07/22/28 (a)	4,450	4,492
National Financial Partners Corp.
6.88%, 07/15/25 (b)	1,180	1,190
Nationstar Mortgage LLC
6.50%, 07/01/21 (e)	795	807
Navient Corp.
6.50%, 06/15/22	930	977
New York Life Global Funding
2.30%, 06/10/22 (b)	4,505	4,443
Nexstar Escrow Corp.
5.63%, 08/01/24 (b)	600	619
Oversea-Chinese Banking Corp. Ltd.
4.00%, 10/15/24 (a)	6,500	6,615
Peabody Securities Finance Corp.
6.00%, 03/31/22 (b)	1,200	1,246
Piper Jaffray Cos.
5.06%, 10/09/18 (f) (g)	3,000	3,028
Royal Bank of Scotland Group Plc
3.50%, 05/15/23 (a)	6,700	6,714
S&P Global Inc.
4.40%, 02/15/26	2,095	2,267
Singtel Group Treasury Pte Ltd.
4.50%, 09/08/21	1,200	1,273
	Shares/Par[1]	Value
Solera LLC
10.50%, 03/01/24 (b)	770	869
SPARC EM Ltd.
0.00%, 12/05/22 (k)	10,475	9,583
Starwood Property Trust Inc.
4.75%, 03/15/25 (b)	1,220	1,210
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	6,815	6,654
Sydney Airport Finance Co. Pty Ltd.
3.38%, 04/30/25 (b)	2,650	2,649
3.63%, 04/28/26 (b)	1,973	1,985
Synchrony Financial
3.95%, 12/01/27	4,460	4,441
Temasek Financial I Ltd.
2.38%, 01/23/23	7,000	6,925
TIAA Asset Management Finance Co. LLC
2.95%, 11/01/19 (b)	4,470	4,513
Trident TPI Holdings Inc.
6.63%, 11/01/25 (b)	620	620
United Overseas Bank Ltd.
3.75%, 09/19/24 (a)	3,800	3,847
2.88%, 03/08/27 (a)	3,170	3,106
Wayne Merger Sub LLC
8.25%, 08/01/23 (b) (e)	1,200	1,263
Wells Fargo & Co.
3.07%, 01/24/23	4,440	4,485
		303,587
Health Care 1.6%
AbbVie Inc.
4.70%, 05/14/45	4,105	4,601
Air Medical Merger Sub Corp.
6.38%, 05/15/23 (b)	1,030	989
Anthem Inc.
2.95%, 12/01/22	4,500	4,501
AstraZeneca Plc
2.38%, 06/12/22	4,545	4,483
Avantor Inc.
6.00%, 10/01/24 (b)	600	600
9.00%, 10/01/25 (b)	600	595
Baxalta Inc.
4.00%, 06/23/25	4,000	4,149
Becton Dickinson & Co.
2.89%, 06/06/22	6,775	6,734
Celgene Corp.
4.35%, 11/15/47	4,555	4,750
Centene Corp.
4.75%, 01/15/25 (e)	1,175	1,193
DJO Finco LLC
8.13%, 06/15/21 (b)	325	304
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (b)	1,700	1,817
New Amethyst Corp.
6.25%, 12/01/24 (b)	410	424
Polaris Intermediate Corp.
8.50%, 12/01/22 (b) (l)	575	595
RegionalCare Hospital Partners Holdings Inc.
8.25%, 05/01/23 (b)	570	603
Select Medical Corp.
6.38%, 06/01/21	1,130	1,159
Surgery Center Holdings Inc.
6.75%, 07/01/25 (b) (e)	660	623
Tennessee Merger Sub Inc.
6.38%, 02/01/25 (b) (e)	1,285	1,143
Teva Pharmaceutical Finance III BV
2.80%, 07/21/23 (e)	6,015	5,236
THC Escrow Corp. III
7.00%, 08/01/25 (b) (e)	320	303
Universal Hospital Services Inc.
7.63%, 08/15/20	925	926
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (b) (e)	2,788	2,795
5.50%, 11/01/25 (b)	315	322
Vizient Inc.
10.38%, 03/01/24 (b)	1,060	1,190

See accompanying Notes to Financial Statements.

42

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
WellCare Health Plans Inc.
5.25%, 04/01/25	900	954
West Street Merger Sub Inc.
6.38%, 09/01/25 (b)	630	632
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20	4,594	4,597
		56,218
Industrials 1.8%
Adani Ports & Special Economic Zone Ltd.
3.50%, 07/29/20	400	404
3.95%, 01/19/22	2,100	2,142
Aeropuerto Internacional de Tocumen SA
5.75%, 10/09/23	3,235	3,471
Air Lease Corp.
2.75%, 01/15/23	1,930	1,902
Beacon Roofing Supply Inc.
4.88%, 11/01/25 (b)	1,190	1,196
BlueLine Rental Finance Corp.
9.25%, 03/15/24 (b)	1,065	1,134
Boeing Co.
6.88%, 03/15/39	2,920	4,302
Brand Energy & Infrastructure Services Inc.
8.50%, 07/15/25 (b)	800	839
Burlington Northern Santa Fe LLC
4.55%, 09/01/44	4,034	4,626
CEVA Group Plc
7.00%, 03/01/21 (b) (e)	630	609
CSX Corp.
3.80%, 11/01/46	4,700	4,674
Delta Air Lines Inc.
3.63%, 03/15/22	2,200	2,238
Empresa de Transporte de Pasajeros Metro SA
4.75%, 02/04/24 (b)	1,062	1,143
5.00%, 01/25/47 (b)	1,845	2,026
FedEx Corp.
4.75%, 11/15/45	4,129	4,621
Gates Global LLC
6.00%, 07/15/22 (b)	1,165	1,192
KAR Auction Services Inc.
5.13%, 06/01/25 (b)	600	615
Kratos Defense & Security Solutions Inc.
6.50%, 11/30/25 (b)	735	761
Latam Airlines Pass-Through Trust
4.20%, 11/15/27	1,617	1,627
Lima Metro Line 2 Finance Ltd.
5.88%, 07/05/34	4,500	4,862
Lockheed Martin Corp.
4.70%, 05/15/46	4,000	4,655
Matthews International Corp.
5.25%, 12/01/25 (b)	1,220	1,234
Ope Kag Finance Sub Inc.
7.88%, 07/31/23 (b)	500	518
Penske Truck Leasing Co. LP
4.20%, 04/01/27 (b)	2,160	2,253
Prime Security Services Borrower LLC
9.25%, 05/15/23 (b)	1,065	1,180
Republic Services Inc.
3.38%, 11/15/27	4,475	4,513
Tempo Acquisition LLC
6.75%, 06/01/25 (b)	1,185	1,201
TransDigm Inc.
6.38%, 06/15/26	1,170	1,183
Triumph Group Inc.
7.75%, 08/15/25 (b)	850	907
		62,028
Information Technology 1.1%
Alibaba Group Holding Ltd.
3.13%, 11/28/21	200	203
2.80%, 06/06/23	300	299
Applied Materials Inc.
4.35%, 04/01/47	2,070	2,336
Arrow Electronics Inc.
3.88%, 01/12/28	2,205	2,201
	Shares/Par[1]	Value
Corning Inc.
4.38%, 11/15/57	4,565	4,545
eBay Inc.
2.75%, 01/30/23	4,515	4,467
Fidelity National Information Services Inc.
3.63%, 10/15/20	3,124	3,209
First Data Corp.
7.00%, 12/01/23 (b)	550	582
5.75%, 01/15/24 (b)	575	597
GTT Communications Inc.
7.88%, 12/31/24 (b)	790	833
Italics Merger Sub Inc.
7.13%, 07/15/23 (b)	1,210	1,241
Match Group Inc.
5.00%, 12/15/27 (b)	1,200	1,214
Microsoft Corp.
4.45%, 11/03/45	3,995	4,681
Oracle Corp.
4.13%, 05/15/45	4,235	4,576
Project Homestake Merger Corp.
8.88%, 03/01/23 (b)	980	925
VMware Inc.
2.95%, 08/21/22	5,610	5,594
		37,503
Materials 0.6%
AK Steel Corp.
6.38%, 10/15/25 (e)	1,250	1,244
Ardagh Packaging Finance Plc
6.00%, 02/15/25 (b)	1,150	1,212
Ashland Inc.
4.75%, 08/15/22 (c)	1,160	1,211
BWAY Holding Co.
5.50%, 04/15/24 (b)	875	911
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22	684	722
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (b)	875	906
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (b)	600	608
Hexion Inc.
10.38%, 02/01/22 (b)	1,275	1,189
Inversiones CMPC SA
4.50%, 04/25/22 (e)	4,150	4,343
Mosaic Co.
4.05%, 11/15/27	4,460	4,467
Packaging Corp. of America
3.40%, 12/15/27	2,220	2,226
Plastipak Holdings Inc.
6.25%, 10/15/25 (b)	620	639
Platform Specialty Products Corp.
5.88%, 12/01/25 (b)	600	594
UPL Corp. Ltd.
3.25%, 10/13/21	1,251	1,246
		21,518
Real Estate 1.5%
American Tower Corp.
3.38%, 10/15/26	5,000	4,901
3.55%, 07/15/27	4,495	4,461
AvalonBay Communities Inc.
3.45%, 06/01/25	11,700	11,977
Boston Properties LP
3.20%, 01/15/25	4,025	4,011
Crown Castle International Corp.
3.65%, 09/01/27	9,570	9,529
Digital Realty Trust LP
3.70%, 08/15/27	5,000	5,032
ESH Hospitality Inc.
5.25%, 05/01/25 (b)	1,165	1,182
Host Hotels & Resorts LP
4.00%, 06/15/25	5,790	5,910
MGM Growth Properties Operating Partnership LP
4.50%, 01/15/28 (b)	1,250	1,232

See accompanying Notes to Financial Statements.

43

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Simon Property Group LP
3.38%, 12/01/27	2,280	2,288
		50,523
Telecommunication Services 1.3%
America Movil SAB de CV
5.00%, 03/30/20	700	739
3.13%, 07/16/22	1,500	1,518
AT&T Inc.
5.25%, 03/01/37	4,200	4,443
Axiata Group Bhd
3.47%, 11/19/20	6,500	6,582
Bharti Airtel International (Netherlands) BV
5.13%, 03/11/23	5,700	6,049
CB Escrow Corp.
8.00%, 10/15/25 (b)	635	642
Cincinnati Bell Inc.
7.00%, 07/15/24 (b)	600	589
Embarq Corp.
8.00%, 06/01/36	1,200	1,169
Frontier Communications Corp.
8.50%, 04/15/20 (e)	600	498
Greeneden U.S. Holdings II LLC
10.00%, 11/30/24 (b)	1,165	1,273
Intelsat Jackson Holdings SA
5.50%, 08/01/23	850	694
9.75%, 07/15/25 (b)	300	288
Orange SA
1.63%, 11/03/19	4,425	4,375
Radiate Holdco LLC
6.63%, 02/15/25 (b)	625	598
Telesat Canada
8.88%, 11/15/24 (b)	810	904
Verizon Communications Inc.
3.50%, 11/01/24	15,500	15,776
		46,137
Utilities 2.6%
AEP Transmission Co. LLC
3.10%, 12/01/26 (b)	2,000	1,992
Ameren Corp.
3.65%, 02/15/26	5,000	5,118
American Electric Power Co. Inc.
3.20%, 11/13/27	745	740
Boston Gas Co.
3.15%, 08/01/27 (b)	5,000	4,974
Celeo Redes Operacion Chile SA
5.20%, 06/22/47	600	608
5.20%, 06/22/47 (b)	4,000	4,042
Cleveland Electric Illuminating Co.
3.50%, 04/01/28 (b)	1,500	1,500
Duke Energy Corp.
3.15%, 08/15/27	5,000	4,953
3.95%, 08/15/47	3,390	3,483
Duquesne Light Holdings Inc.
3.62%, 08/01/27 (b)	5,000	4,970
E.CL SA
5.63%, 01/15/21	4,000	4,320
Emirates Sembcorp Water & Power Co. PJSC
4.45%, 08/01/35 (b)	1,000	1,021
Empresa de Energia de Bogota SA ESP
6.13%, 11/10/21	200	204
Eversource Energy
2.90%, 10/01/24	4,000	3,962
Exelon Corp.
3.40%, 04/15/26	5,712	5,719
Fermaca Enterprises S de RL de CV
6.38%, 03/30/38	4,640	4,988
GNL Quintero SA
4.63%, 07/31/29 (e)	5,000	5,208
ITC Holdings Corp.
3.25%, 06/30/26	3,000	2,989
NextEra Energy Capital Holdings Inc.
3.55%, 05/01/27	7,170	7,304
NextEra Energy Partners LP
4.50%, 09/15/27 (b)	1,213	1,214
	Shares/Par[1]	Value
NSTAR Electric Co.
3.20%, 05/15/27	5,000	5,054
Southern Power Co.
1.95%, 12/15/19	3,200	3,173
2.50%, 12/15/21	3,800	3,765
Southwestern Electric Power Co.
2.75%, 10/01/26	3,000	2,886
SP PowerAssets Ltd.
2.70%, 09/14/22	500	499
Transelec SA
4.63%, 07/26/23	716	763
Virginia Electric & Power Co.
3.50%, 03/15/27	4,155	4,290
		89,739
Total Corporate Bonds And Notes (cost $851,448)		846,447
SENIOR LOAN INTERESTS 3.5%
Consumer Discretionary 1.0%
1011778 B.C. Unlimited Liability Co.
Term Loan B-3, 3.58%, (3M LIBOR + 2.25%), 02/15/24 (a)	467	467
Term Loan B-3, 3.60%, (3M LIBOR + 2.25%), 02/15/24 (a)	727	726
Allied Universal Holdco LLC
Term Loan, 5.08%, (3M LIBOR + 3.75%), 07/28/22 (a)	1,194	1,183
American Tire Distributors Holdings Inc.
Term Loan, 5.60%, (1M LIBOR + 4.25%), 10/01/21 (a)	1,194	1,201
Aristocrat Leisure Ltd.
Term Loan, 0.00%, (3M LIBOR + 2.00%), 10/19/24 (a) (m)	235	235
Caesars Resort Collection LLC
1st Lien Term Loan B, 4.34%, (3M LIBOR + 2.75%), 09/28/24 (a)	1,045	1,049
CBS Radio Inc.
Term Loan B, 4.17%, (3M LIBOR + 2.75%), 11/18/24 (a)	590	593
Cengage Learning Inc.
Term Loan, 0.00%, (3M LIBOR + 4.25%), 06/07/23 (a) (m)	50	48
Term Loan, 5.71%, (3M LIBOR + 4.25%), 06/07/23 (a)	1,205	1,148
CH Hold Corp.
1st Lien Term Loan, 4.35%, (3M LIBOR + 3.00%), 02/01/24 (a)	855	860
CityCenter Holdings LLC
Term Loan B, 3.85%, (1M LIBOR + 2.50%), 04/14/24 (a)	1,303	1,309
ClubCorp Club Operations Inc.
Term Loan B, 4.59%, (3M LIBOR + 3.25%), 08/16/24 (a)	901	904
Constellis Holdings LLC
1st Lien Term Loan, 6.33%, (1M LIBOR + 5.00%), 04/17/24 (a)	1,197	1,209
CSC Holdings LLC
1st Lien Term Loan, 3.74%, (3M LIBOR + 2.25%), 07/15/25 (a)	1,237	1,231
Delta 2 Lux SARL
Term Loan B-3, 4.35%, (3M LIBOR + 3.00%), 07/30/21 (a)	1,200	1,206
Eldorado Resorts LLC
Term Loan B, 3.69%, (1M LIBOR + 2.25%), 03/15/24 (a)	223	223
Term Loan B, 3.75%, (1M LIBOR + 2.25%), 03/15/24 (a)	55	55
Term Loan B, 3.81%, (1M LIBOR + 2.25%), 03/15/24 (a)	199	199
Equinox Holdings Inc.
1st Lien Term Loan, 4.35%, (1M LIBOR + 3.00%), 03/08/24 (a)	1,197	1,207
Explorer Holdings Inc.
Term Loan, 5.13%, (3M LIBOR + 3.75%), 05/02/23 (a)	830	836
Federal-Mogul Holdings Corp.
Term Loan, 5.10%, (3M LIBOR + 3.75%), 04/15/21 (a)	249	250

See accompanying Notes to Financial Statements.

44

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Term Loan, 5.23%, (3M LIBOR + 3.75%), 04/15/21 (a)	751	757
Garda World Security Corp.
Term Loan, 4.97%, (3M LIBOR + 3.50%), 05/12/24 (a)	1,194	1,199
Term Loan, 7.00%, (US Prime Rate + 2.50%), 05/12/24 (a)	3	3
Golden Nugget Inc.
Incremental Term Loan, 4.66%, (3M LIBOR + 3.25%), 09/07/23 (a)	215	216
Incremental Term Loan, 4.86%, (3M LIBOR + 3.25%), 09/07/23 (a)	282	284
Hayward Industries Inc.
Term Loan, 4.85%, (3M LIBOR + 3.50%), 08/04/24 (a)	1,197	1,199
Intrawest Resorts Holdings Inc.
Term Loan B-1, 4.60%, (3M LIBOR + 3.25%), 06/28/24 (a)	1,250	1,259
Learfield Communications Inc.
Term Loan, 0.00%, (3M LIBOR + 3.25%), 12/01/23 (a) (m)	75	75
LTF Merger Sub Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 06/22/22 (a)	3	3
Term Loan B, 4.23%, (3M LIBOR + 2.75%), 06/22/22 (a)	1,191	1,194
Mission Broadcasting Inc.
Term Loan B-2, 3.86%, (3M LIBOR + 2.50%), 01/17/24 (a)	133	133
National Vision Inc.
Term Loan, 4.03%, (3M LIBOR + 3.00%), 03/12/21 (a)	844	845
Nexstar Broadcasting Inc.
Term Loan B-2, 3.86%, (3M LIBOR + 2.50%), 01/17/24 (a)	1,055	1,057
Playa Resorts Holding BV
Term Loan B, 0.00%, (3M LIBOR + 3.25%), 04/27/24 (a) (m)	545	547
Term Loan B, 4.31%, (3M LIBOR + 3.25%), 04/27/24 (a)	189	190
Term Loan B, 4.56%, (3M LIBOR + 3.25%), 04/27/24 (a)	1	1
Term Loan B, 4.62%, (3M LIBOR + 3.25%), 04/27/24 (a)	379	381
Rentpath Inc.
Term Loan, 6.10%, (3M LIBOR + 4.75%), 12/17/21 (a)	995	997
Scientific Games International Inc.
Term Loan B-4, 4.60%, (3M LIBOR + 3.25%), 08/14/24 (a)	256	258
Term Loan B-4, 4.67%, (3M LIBOR + 3.25%), 08/14/24 (a)	941	948
Sinclair Television Group Inc.
Term Loan B, 0.00%, (3M LIBOR + 2.50%), 12/11/24 (a) (m)	990	988
Southern Graphic Inc.
Delayed Draw Term Loan, 0.00%, (3M LIBOR + 3.50%), 11/21/22 (a) (m)	1,235	1,239
Travel Leaders Group LLC
Term Loan, 5.92%, (3M LIBOR + 4.50%), 01/25/24 (a)	497	503
UFC Holdings LLC
1st Lien Term Loan, 4.81%, (3M LIBOR + 3.25%), 07/22/23 (a)	1,197	1,202
WMG Acquisition Corp.
Term Loan E, 3.64%, (3M LIBOR + 2.25%), 11/01/23 (a)	1,200	1,200
		32,817
Consumer Staples 0.1%
BJ's Wholesale Club Inc.
1st Lien Term Loan, 4.95%, (3M LIBOR + 3.50%), 01/26/24 (a)	858	843
CSM Bakery Solutions LLC
Term Loan, 5.34%, (1M LIBOR + 4.00%), 07/22/20 (a)	500	493
	Shares/Par[1]	Value
KIK Custom Products Inc.
Term Loan B, 6.17%, (3M LIBOR + 4.50%), 08/26/22 (a)	1,200	1,207
		2,543
Energy 0.1%
EFS Cogen Holdings I LLC
Term Loan, 4.59%, (3M LIBOR + 3.25%), 06/30/23 (a)	1,164	1,174
Energy Transfer Equity LP
Term Loan B, 3.50%, (3M LIBOR + 2.00%), 02/28/24 (a)	1,025	1,020
ExGen Renewables IV LLC
Term Loan B, 4.47%, (1M LIBOR + 3.00%), 11/15/24 (a)	375	379
Foresight Energy LLC
1st Lien Term Loan, 7.08%, (1M LIBOR + 5.75%), 03/16/22 (a)	796	745
Traverse Midstream Partners LLC
Term Loan, 5.33%, (3M LIBOR + 4.00%), 09/22/24 (a)	620	628
		3,946
Financials 0.3%
Acrisure LLC
Term Loan B, 5.65%, (3M LIBOR + 4.25%), 11/22/23 (a)	70	70
AssuredPartners Inc.
1st Lien Term Loan, 4.85%, (3M LIBOR + 3.50%), 10/22/24 (a)	1,252	1,259
Asurion LLC
Term Loan B-5, 4.35%, (3M LIBOR + 3.00%), 11/03/23 (a)	1,254	1,259
BCP Renaissance Parent LLC
Term Loan B, 5.38%, (3M LIBOR + 4.00%), 09/20/24 (a)	625	632
Capri Finance LLC
Term Loan, 0.00%, (3M LIBOR + 3.25%), 10/04/24 (a) (m)	135	135
Term Loan, 4.63%, (3M LIBOR + 3.25%), 10/04/24 (a)	1,060	1,059
Duff & Phelps Corp.
Term Loan B, 0.00%, (1M LIBOR + 3.25%), 12/04/24 (a) (m)	655	656
GTCR Valor Co. Inc.
Term Loan, 5.58%, (3M LIBOR + 4.25%), 06/30/23 (a)	997	1,008
Intralinks Inc.
Term Loan, 0.00%, (3M LIBOR + 4.00%), 11/10/24 (a) (m)	250	248
Term Loan, 5.48%, (3M LIBOR + 4.00%), 11/10/24 (a)	385	383
Level 3 Financing Inc.
Term Loan B, 3.70%, (3M LIBOR + 2.25%), 02/16/24 (a)	1,200	1,200
Solera LLC
Term Loan B, 0.00%, (3M LIBOR + 3.25%), 03/03/23 (a) (m)	1,197	1,204
TKC Holdings Inc.
1st Lien Term Loan, 5.67%, (3M LIBOR + 4.25%), 02/08/23 (a)	1,197	1,205
York Risk Services Holding Corp.
Term Loan, 5.10%, (3M LIBOR + 3.75%), 10/01/21 (a)	995	972
		11,290
Health Care 0.5%
Acadia HealthCare Co. Inc.
Term Loan B-2, 4.14%, (3M LIBOR + 2.75%), 02/16/23 (a)	1,178	1,184
Air Medical Group Holdings Inc.
Term Loan B-1, 5.67%, (3M LIBOR + 4.00%), 04/28/22 (a)	867	866
Air Methods Corp.
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 04/12/24 (a)	1,200	1,197
Albany Molecular Research Inc.
Term Loan, 4.58%, (3M LIBOR + 3.25%), 08/08/24 (a)	1,247	1,225

See accompanying Notes to Financial Statements.

45

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Change Healthcare Holdings Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 - 02/03/24 (a)	595	595
CHG Healthcare Services Inc.
Term Loan, 4.43%, (1M LIBOR + 3.25%), 06/07/23 (a)	—	—
Term Loan, 4.48%, (1M LIBOR + 3.25%), 06/07/23 (a)	4	5
Term Loan, 4.63%, (1M LIBOR + 3.25%), 06/07/23 (a)	1,197	1,206
Davis Vision Inc.
1st Lien Term Loan B, 4.49%, (3M LIBOR + 3.00%), 11/02/24 (a)	240	241
Diplomat Pharmacy Inc.
Term Loan , 6.04%, (3M LIBOR + 4.50%), 12/31/24 (a) (d)	110	111
Envision Healthcare Corp.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 11/17/23 (a)	954	956
Jaguar Holding Co. II
Term Loan, 4.08%, (3M LIBOR + 2.75%), 08/18/22 (a)	627	628
Term Loan, 4.10%, (3M LIBOR + 2.75%), 08/18/22 (a)	566	567
MPH Acquisition Holdings LLC
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 06/07/23 (a)	1,162	1,164
nThrive Inc.
Term Loan, 5.85%, (3M LIBOR + 4.50%), 10/20/22 (a)	995	996
Parexel International Corp.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 08/06/24 (a)	997	1,001
Select Medical Corp.
Term Loan B, 4.85%, (3M LIBOR + 3.50%), 02/13/24 (a)	1,194	1,204
Term Loan B, 7.00%, (US Prime Rate + 2.50%), 02/13/24 (a)	—	—
Term Loan B, 4.78%, (3M LIBOR + 3.50%), 06/30/24 (a)	3	3
Team Health Holdings Inc.
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 01/12/24 (a)	1,194	1,162
U.S. Renal Care Inc.
Term Loan B, 5.58%, (3M LIBOR + 4.25%), 11/17/22 (a)	995	979
		15,290
Industrials 0.5%
Advisory Board Co.
Term Loan, 5.24%, (3M LIBOR + 3.75%), 08/15/22 (a)	1,115	1,121
Blount International Inc.
Term Loan, 5.61%, (3M LIBOR + 4.25%), 12/31/20 (a)	310	313
Brand Energy & Infrastructure Services Inc.
Term Loan, 5.58%, (3M LIBOR + 4.25%), 06/16/24 (a)	3	3
Term Loan, 5.61%, (3M LIBOR + 4.25%), 06/16/24 (a)	191	192
Term Loan, 5.63%, (3M LIBOR + 4.25%), 06/16/24 (a)	1,003	1,006
CEVA Group Plc
Term Loan, 0.00%, (3M LIBOR + 5.50%), 03/19/21 (a) (m)	293	277
Compass Power Generation LLC
Term Loan B, 0.00%, (3M LIBOR + 4.00%), 12/12/24 (a) (m)	100	101
Term Loan B, 5.39%, (3M LIBOR + 4.00%), 12/12/24 (a)	375	377
EXC Holdings III Corp.
1st Lien Term Loan, 5.16%, (1M LIBOR + 3.50%), 11/16/24 (a)	125	126
Filtration Group Corp.
1st Lien Term Loan, 4.38%, (1Y LIBOR + 3.00%), 11/14/20 (a)	1,194	1,203
Gates Global LLC
Term Loan B, 4.69%, (3M LIBOR + 3.00%), 04/01/24 (a)	1,194	1,200
	Shares/Par[1]	Value
Kenan Advantage Group Inc.
Term Loan, 4.35%, (1M LIBOR + 3.00%), 07/22/22 (a)	1,119	1,122
Lumileds Holdings BV
1st Lien Term Loan, 5.83%, (3M LIBOR + 4.50%), 03/15/24 (a)	987	993
Milacron LLC
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 09/23/23 (a)	1,194	1,194
Petrobras International Finance Co.
Term Loan, 0.00%, (3M LIBOR + 5.50%), 03/19/21 (a) (d) (m)	208	196
Pike Corp.
Replacement Term Loan, 4.85%, (3M LIBOR + 3.50%), 09/20/24 (a)	1,197	1,213
PODS LLC
Term Loan B, 4.40%, (1M LIBOR + 3.00%), 11/20/24 (a)	300	302
Prime Security Services Borrower LLC
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 05/02/22 (a)	1,239	1,247
TNT Logistics
Term Loan, 0.00%, (3M LIBOR + 5.50%), 03/19/21 (a) (m)	37	35
Term Loan, 0.00%, (3M EURIBOR + 5.50%), 03/19/21 (a) (m)	212	200
TransDigm Inc.
Extended Term Loan F, 4.10%, (3M LIBOR + 2.75%), 06/09/23 (a)	1,199	1,200
West Corp.
Term Loan, 5.35%, (3M LIBOR + 4.00%), 10/03/24 (a)	615	616
Zodiac Pool Holding SA
Term Loan, 5.33%, (3M LIBOR + 4.00%), 12/20/23 (a)	1,194	1,199
		15,436
Information Technology 0.6%
Almonde Inc.
1st Lien Term Loan, 4.98%, (3M LIBOR + 3.50%), 04/26/24 (a)	1,197	1,199
Applied Systems Inc.
1st Lien Term Loan, 6.75%, (3M LIBOR + 3.25%), 09/06/24 (a)	1,247	1,259
Ascend Learning LLC
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 06/29/24 (a)	1,197	1,203
Colorado Buyer Inc.
Term Loan B, 4.38%, (1M LIBOR + 3.00%), 03/15/24 (a)	1,194	1,201
Cvent Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.75%), 11/30/24 (a) (m)	250	250
1st Lien Term Loan, 5.10%, (3M LIBOR + 3.75%), 11/30/24 (a)	565	565
First Data Corp.
Term Loan, 3.80%, (1M LIBOR + 2.25%), 04/26/24 (a)	1,163	1,163
GTT Communications Inc.
Term Loan B, 4.62%, (3M LIBOR + 3.25%), 01/15/24 (a)	1,194	1,200
Hyland Software Inc.
1st Lien Term Loan, 4.60%, (3M LIBOR + 3.25%), 07/01/22 (a)	1,194	1,201
Informatica Corp.
Term Loan, 4.83%, (3M LIBOR + 3.50%), 08/06/22 (a)	995	998
Kronos Inc.
Term Loan B, 4.90%, (3M LIBOR + 3.50%), 11/01/23 (a)	1,194	1,201
Lumileds Holdings BV
1st Lien Term Loan, 5.85%, (3M LIBOR + 4.50%), 03/15/24 (a)	207	208
Mitchell International Inc.
Delayed Draw Term Loan, 0.00%, 11/21/24 (a) (m)	56	56
1st Lien Term Loan, 4.61%, (3M LIBOR + 3.25%), 11/21/24 (a)	699	698

See accompanying Notes to Financial Statements.

46

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
2nd Lien Term Loan, 8.61%, (3M LIBOR + 7.25%), 12/01/25 (a)	240	242
Optiv Security Inc.
1st Lien Term Loan, 4.62%, (3M LIBOR + 3.25%), 01/27/24 (a)	995	929
Peak 10 Inc.
1st Lien Term Loan, 4.82%, (3M LIBOR + 3.50%), 07/24/24 (a)	1,197	1,195
Project Alpha Intermediate Holding Inc.
Term Loan, 5.04%, (3M LIBOR + 3.50%), 04/26/24 (a)	1,194	1,167
Radiate Holdco LLC
1st Lien Term Loan, 4.35%, (3M LIBOR + 3.00%), 12/09/23 (a)	1,194	1,184
Riverbed Technology Inc.
Term Loan, 4.60%, (3M LIBOR + 3.25%), 04/22/22 (a)	105	103
RP Crown Parent LLC
Term Loan, 4.35%, (3M LIBOR + 3.00%), 10/12/23 (a)	1,194	1,198
Sirius Computer Solutions Inc.
Term Loan, 5.60%, (3M LIBOR + 4.25%), 10/30/22 (a)	215	215
Skillsoft Corp.
1st Lien Term Loan, 6.10%, (1M LIBOR + 4.75%), 04/22/21 (a)	1,200	1,153
Sophia LP
Term Loan B, 4.58%, (1M LIBOR + 3.25%), 09/30/22 (a)	1,181	1,182
VF Holding Corp.
Term Loan, 4.60%, (3M LIBOR + 3.25%), 06/30/23 (a)	1,194	1,202
		22,172
Materials 0.2%
BWAY Holding Co.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 04/03/24 (a)	1,194	1,198
Term Loan B, 6.75%, (3M LIBOR + 3.25%), 04/03/24 (a)	3	3
Klockner-Pentaplast of America Inc.
Term Loan B-2, 5.58%, (3M LIBOR + 4.25%), 06/30/22 (a)	1,197	1,207
Kraton Polymers LLC
Term Loan, 4.35%, (3M LIBOR + 3.00%), 01/06/22 (a)	933	942
PQ Corp.
Term Loan, 4.63%, (3M LIBOR + 3.25%), 11/04/22 (a)	1,194	1,203
Reynolds Group Holdings Inc.
Term Loan, 4.10%, (3M LIBOR + 2.75%), 02/05/23 (a)	1,194	1,199
Solenis International LP
2nd Lien Term Loan, 8.23%, (3M LIBOR + 6.75%), 07/02/22 (a)	630	600
Univar Inc.
Term Loan, 3.84%, (3M LIBOR + 2.75%), 07/01/22 (a)	664	666
		7,018
Real Estate 0.0%
Capital Automotive LP
1st Lien Term Loan, 3.85%, (1M LIBOR + 2.50%), 03/21/24 (a)	995	997
Telecommunication Services 0.2%
Avaya Inc.
Term Loan B, 6.23%, (3M LIBOR + 4.75%), 11/09/24 (a)	1,085	1,066
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/15/25 (a)	1,000	963
Cincinnati Bell Inc.
Term Loan, 5.11%, (3M LIBOR + 3.75%), 10/02/24 (a)	1,000	1,010
Digicel International Finance Ltd.
Term Loan , 5.31%, (3M LIBOR + 3.75%), 05/27/24 (a)	621	623
	Shares/Par[1]	Value
Greeneden US Holdings II LLC
Term Loan B-2, 5.08%, (3M LIBOR + 3.75%), 12/01/23 (a)	1,229	1,235
Intelsat Jackson Holdings SA
Term Loan B-3, 5.21%, (3M LIBOR + 3.75%), 11/27/23 (a)	1,215	1,189
Securus Technologies Holdings Inc.
1st Lien Term Loan, 5.85%, (3M LIBOR + 4.50%), 06/20/24 (a)	1,297	1,310
		7,396
Total Senior Loan Interests (cost $119,205)		118,905
GOVERNMENT AND AGENCY OBLIGATIONS 43.8%
Collateralized Mortgage Obligations 2.9%
Federal Home Loan Mortgage Corp.
Series 300-336, 3.00%, 08/15/44	47,504	47,326
Series JZ-1507, REMIC, 7.00%, 05/15/23	43	47
Series LZ-2764, REMIC, 4.50%, 03/15/34	4,090	4,356
Series T-A1-75, REMIC, 1.37%, (1M US LIBOR + 0.04%), 12/25/36 (a)	250	248
Series ZL-3979, REMIC, 3.50%, 01/15/42	4,663	4,690
Series AG-4729, REMIC, 3.00%, 01/15/44	25,110	24,821
Federal National Mortgage Association
Series 2006-3A2-5, REMIC, 3.35%, 05/25/35 (a)	33	35
Series 2016-CZ-72, REMIC, 3.00%, 10/25/46	20,597	18,774
		100,297
Commercial Mortgage-Backed Securities 0.0%
Federal Home Loan Mortgage Corp.
Interest Only, Series X1-K023, REMIC, 1.28%, 08/25/22 (a)	29,403	1,434
Mortgage-Backed Securities 10.9%
Federal Home Loan Mortgage Corp.
3.35%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 07/01/27 (a)	—	—
6.00%, 03/01/33 - 05/01/40	2,644	2,985
3.00%, 01/01/47	64,095	64,150
3.00%, 08/01/46 - 06/01/47	141,460	141,622
3.50%, 10/01/47	49,552	50,925
3.00%, 12/15/47 (d)	30,000	30,096
Federal National Mortgage Association
3.89%, 07/01/21	2,632	2,758
3.33%, 11/01/21	89	92
3.16%, 05/01/22	11,310	11,602
2.31%, 08/01/22	4,000	3,969
5.50%, 12/01/18 - 09/01/25	244	259
4.00%, 05/01/18 - 01/01/46	20,276	21,127
2.87%, 09/01/27	2,800	2,787
3.12%, (12M US LIBOR +/- MBS spread), 01/01/35 (a)	506	524
3.21%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 01/01/36 (a)	6,169	6,508
6.00%, 03/01/33 - 04/01/39	978	1,106
4.50%, 03/01/18 - 07/01/42	12,492	13,179
5.00%, 05/01/37 - 04/01/44	2,221	2,401
2.40%, (12M US Federal Reserve Cumulative Average CMT +/- MBS spread), 09/01/40 (a)	2	2
2.20%, (12M US Federal Reserve Cumulative Average CMT +/- MBS spread), 06/01/43 (a)	175	175
Government National Mortgage Association
2.37%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 02/20/27 - 02/20/32 (a)	45	46
2.63%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 05/20/26 - 05/20/30 (a)	26	26
5.00%, 02/15/38 - 07/15/41	13,866	15,129
3.00%, 11/15/44 - 07/15/45	5,193	5,254
		376,722
Sovereign 6.0%
Australia Government Bond
1.75%, 11/21/20, AUD	4,350	3,361
3.25%, 04/21/25, AUD	4,750	3,884
Banco del Estado de Chile
4.13%, 10/07/20	5,635	5,877

See accompanying Notes to Financial Statements.

47

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
3.88%, 02/08/22	1,000	1,041
Banco Latinoamericano de Comercio Exterior SA
3.25%, 05/07/20	6,000	6,071
Belgium Government Bond
0.80%, 06/22/25, EUR (b)	1,900	2,360
1.00%, 06/22/26, EUR (b)	4,200	5,267
Bundesrepublik Deutschland
0.00%, 08/15/26, EUR (k)	1,300	1,524
0.25%, 02/15/27, EUR	1,900	2,260
Canada Government Bond
2.75%, 06/01/22, CAD	3,000	2,483
1.50%, 06/01/23, CAD	3,500	2,733
Chile Government International Bond
3.13%, 03/27/25 (e)	9,000	9,164
Czech Republic Government Bond
0.45%, 10/25/23, CZK	185,000	8,445
Export-Import Bank of India
2.44%, (3M US LIBOR + 1.00%), 08/21/22 (a)	5,300	5,319
France Government Bond OAT
0.25%, 11/25/26, EUR	2,400	2,808
1.00%, 05/25/27, EUR	2,300	2,853
Hungary Government Bond
3.50%, 06/24/20, HUF	1,000,000	4,157
Indonesia Government International Bond
4.88%, 05/05/21	9,000	9,596
Ireland Government Bond
5.40%, 03/13/25, EUR	2,900	4,701
1.00%, 05/15/26, EUR	3,900	4,802
Israel Government Bond
4.25%, 03/31/23, ILS	8,250	2,795
1.75%, 08/31/25, ILS	16,000	4,732
Israel Government International Bond
4.00%, 06/30/22	7,500	7,938
3.15%, 06/30/23	400	410
Japan Government Bond
0.30%, 12/20/25, JPY	400,000	3,642
0.10%, 09/20/26 - 12/20/26, JPY	1,000,000	8,950
2.20%, 09/20/27, JPY	425,000	4,564
2.10%, 12/20/27, JPY	349,000	3,732
1.50%, 06/20/34, JPY	350,000	3,662
1.30%, 06/20/35, JPY	400,000	4,067
1.20%, 09/20/35, JPY	335,000	3,350
Malaysia Sovereign Sukuk Bhd
3.04%, 04/22/25	5,038	5,058
Mexico Bonos
6.50%, 06/09/22, MXN	85,000	4,143
Mexico Government International Bond
4.00%, 10/02/23	9,000	9,426
4.15%, 03/28/27 (e)	6,500	6,750
New Zealand Government Bond
3.00%, 04/15/20, NZD	2,000	1,454
2.75%, 04/15/25, NZD	4,500	3,235
Panama Government International Bond
4.00%, 09/22/24	9,000	9,550
Philippine Government International Bond
4.20%, 01/21/24	9,000	9,776
Poland Government Bond
1.50%, 04/25/20, PLN	22,675	6,465
Portugal Obrigacoes do Tesouro OT
2.20%, 10/17/22, EUR (b)	2,100	2,733
2.88%, 10/15/25, EUR (b)	2,900	3,835
Spain Government Bond
0.40%, 04/30/22, EUR	2,800	3,385
1.60%, 04/30/25, EUR (b)	3,300	4,142
		206,500
Treasury Inflation Indexed Securities 1.6%
U.S. Treasury Inflation Indexed Bond
0.13%, 04/15/22 (n)	55,277	54,863
U.S. Government Agency Obligations 0.0%
Small Business Administration Participation Certificates
6.29%, 01/01/21	2	2
5.13%, 09/01/23	7	7
	Shares/Par[1]	Value
5.52%, 06/01/24	105	111
		120
U.S. Treasury Securities 22.4%
U.S. Treasury Bond
2.75%, 11/15/42 - 08/15/47	85,400	85,667
3.63%, 08/15/43	27,000	31,510
3.75%, 11/15/43	2,800	3,333
2.88%, 08/15/45	46,000	47,143
U.S. Treasury Note
0.75%, 04/30/18 - 08/31/18	16,200	16,116
0.75%, 10/31/18	47,500	47,107
1.25%, 11/30/18	46,800	46,566
1.13%, 01/15/19 - 09/30/21	48,400	47,593
1.38%, 04/30/20 - 08/31/20	4,100	4,045
1.25%, 10/31/21	48,300	46,791
1.75%, 11/30/21	39,000	38,452
2.00%, 12/31/21 - 11/15/26	42,300	41,983
1.50%, 01/31/22	2,100	2,048
1.75%, 03/31/22 - 04/30/22	49,500	48,678
1.88%, 01/31/22 - 08/31/22	42,500	42,043
2.00%, 11/30/22 (e)	3,300	3,271
2.50%, 05/15/24	2,000	2,023
1.88%, 08/31/24 (e)	32,200	31,325
2.13%, 09/30/24	39,400	38,901
2.25%, 10/31/24 - 08/15/27	117,900	116,541
2.00%, 02/15/25 - 08/15/25	9,000	8,787
1.63%, 06/30/20 - 02/15/26	5,900	5,682
2.38%, 08/15/24 - 05/15/27	15,200	15,166
		770,771
Total Government And Agency Obligations (cost $1,511,348)		1,510,707
OTHER EQUITY INTERESTS 0.0%
General Motors Co. Escrow (d) (h) (o)	128	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 6.0%
Investment Companies 2.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (p) (q)	71,808	71,808
Securities Lending Collateral 1.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (q)	66,990	66,990
Treasury Securities 2.0%
U.S. Treasury Bill
1.30%, 03/08/18 (r)	46,200	46,092
1.47%, 06/07/18 (r)	22,000	21,863
		67,955
Total Short Term Investments (cost $206,757)		206,753
Total Investments 101.5% (cost $3,469,189)		3,495,927
Other Derivative Instruments (0.0)%		(250)
Other Assets and Liabilities, Net (1.5)%		(50,580)
Total Net Assets 100.0%		$3,445,097

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $545,599 and 15.8%, respectively.

See accompanying Notes to Financial Statements.

48

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Shares/Par[1]	Value

(c)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(d)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e)   All or portion of the security was on loan.

(f)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(g)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(h)  Non-income producing security.

(i)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(j)   Perpetual security. Next contractual call date presented, if applicable.

(k)   Security issued with a zero coupon. Income is recognized through the accretion of discount.

(l)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(m)   This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(n)  Treasury inflation indexed note, par amount is adjusted for inflation.

(o)  Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(p)   Investment in affiliate.

(q)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(r)   The coupon rate represents the yield to maturity.

JNL/DoubleLine Shiller Enhanced CAPE Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 42.4%
AIMCO CLO Corp.
Series 2014-AR-AA, 2.46%, (3M US LIBOR + 1.10%), 07/20/26 (a) (b)	5,000	$5,008
Ajax Mortgage Loan Trust
Series 2016-A-1, 4.25%, 07/25/47 (b) (c)	3,860	3,932
ALM XIX LLC
Series 2016-A1-19A, 2.91%, (3M US LIBOR + 1.55%), 07/15/28 (a) (b)	5,000	5,029
Series 2016-A2-19A, 3.56%, (3M US LIBOR + 2.20%), 07/15/28 (a) (b)	5,000	5,049
Alternative Loan Trust
Series 2006-A16-19CB, REMIC, 6.00%, 08/25/36	1,671	1,499
Series 2006-2A6-29T1, REMIC, 6.50%, 10/25/36	1,464	1,278
Americold LLC Trust
Series 2010-C-ARTA, REMIC, 6.81%, 01/14/21 (b)	410	448
Anchorage Capital CLO Ltd.
Series 2014-AR-5A, 2.51%, (3M US LIBOR + 1.15%), 10/15/26 (a) (b)	1,000	1,003
Series 2012-A2R-1A, 3.46%, (3M US LIBOR + 2.10%), 01/13/27 (a) (b)	5,000	5,013
Series 2014-A-5RA, 0.00%, (3M US LIBOR + 0.99%), 01/15/30 (a) (b)	1,000	1,000
Apidos CLO XXIV
Series 2016-A2-24A, 3.36%, (3M US LIBOR + 2.00%), 07/20/27 (a) (b)	5,000	5,037
Arcadia Receivables Credit Trust
Series 2017-A-1, 3.25%, 06/15/23 (b)	2,065	2,072
Atlas Senior Loan Fund IV Ltd.
Series 2013-A1LR-2A, 2.40%, (3M US LIBOR + 0.98%), 02/17/26 (a) (b)	7,000	7,005
Atrium Hotel Portfolio Trust
Series 2017-E-ATRM, 4.53%, (1M US LIBOR + 3.05%), 11/15/19 (a) (b)	1,692	1,673
Avant Loans Funding Trust
Series 2017-A-A, 2.41%, 03/15/21 (b)	887	886
Babson CLO Ltd.
Series 2014-AR-3A, 2.68%, (3M US LIBOR + 1.32%), 01/15/26 (a) (b)	5,000	5,006
	Shares/Par[1]	Value
Banc of America Alternative Loan Trust
Series 2005-2CB1-10, REMIC, 6.00%, 11/25/35	1,268	1,274
Series 2006-3CB1-1, REMIC, 6.50%, 02/25/36	1,018	1,014
Banc of America Commercial Mortgage Trust
Series 2007-AM-5, REMIC, 5.77%, 02/10/51 (a)	12	12
BANK 2017-BNK4
Interest Only, Series 2017-XA-BNK4, REMIC, 1.46%, 05/15/50 (a)	16,214	1,552
Bayview Opportunity Master Fund IIIB Trust
Series 2017-A1-RN2, 3.47%, 04/28/32 (a) (b)	2,676	2,688
Bayview Opportunity Master Fund IVB Trust
Series 2017-A1-NPL1, REMIC, 3.60%, 01/28/32 (b) (c)	2,857	2,854
BBCMS Trust
Series 2017-E-GLKS, 4.44%, (1M US LIBOR + 2.85%), 11/15/19 (a) (b)	2,480	2,480
Series 2015-D-STP, REMIC, 4.28%, 09/10/20 (a) (b)	425	428
Series 2017-C-DELC, REMIC, 2.68%, (1M US LIBOR + 1.20%), 08/15/19 (a) (b)	331	331
Series 2017-D-DELC, REMIC, 3.18%, (1M US LIBOR + 1.70%), 08/15/19 (a) (b)	377	376
Series 2017-E-DELC, REMIC, 3.98%, (1M US LIBOR + 2.50%), 08/15/19 (a) (b)	789	789
Series 2017-F-DELC, REMIC, 4.98%, (1M US LIBOR + 3.50%), 08/15/19 (a) (b)	756	753
Series 2014-E-BXO, REMIC, 4.04%, (1M US LIBOR + 2.56%), 08/15/27 (a) (b)	2,669	2,675
Interest Only, Series 2017-XA-C1, REMIC, 1.52%, 02/15/50 (a)	22,788	2,368
BB-UBS Trust
Series 2012-TE-TFT, REMIC, 3.56%, 06/05/20 (a) (b)	3,283	2,965
Bear Stearns Alt-A Trust
Series 2006-31A1-4, REMIC, 3.54%, 07/25/36 (a)	7,177	6,588
Bear Stearns Asset Backed Securities I Trust
Series 2006-M1-2, REMIC, 1.97%, (1M US LIBOR + 0.42%), 07/25/36 (a)	1,802	1,803
Benefit Street Partners CLO III Ltd.
Series 2013-A1R-IIIA, 2.56%, (3M US LIBOR + 1.25%), 01/20/31 (a) (b)	2,000	2,016
BlueMountain CLO Ltd.
Series 2015-B-4A, 3.61%, (3M US LIBOR + 2.25%), 01/20/27 (a) (b)	500	502
Series 2015-C-4A, 4.56%, (3M US LIBOR + 3.20%), 01/20/27 (a) (b)	500	503
Series 2016-D-1A, 6.16%, (3M US LIBOR + 4.80%), 04/20/27 (a) (b)	800	815
Series 2015-D-2A, 4.90%, (3M US LIBOR + 3.55%), 07/18/27 (a) (b)	500	504
Series 2015-A1-3A, 2.84%, (3M US LIBOR + 1.48%), 10/20/27 (a) (b)	500	501
Series 2013-A1R-1A, 2.76%, (3M US LIBOR + 1.40%), 01/20/29 (a) (b)	1,000	1,008
BSPRT Issuer Ltd.
Series 2017-B-FL1, 3.88%, (1M US LIBOR + 2.40%), 02/15/22 (a) (b)	1,390	1,394
BX Trust
Series 2017-D-IMC, 3.50%, (1M US LIBOR + 2.25%), 10/15/19 (a) (b)	914	915
Series 2017-E-IMC, 4.50%, (1M US LIBOR + 3.25%), 10/15/19 (a) (b)	1,475	1,477
CAM Mortgage Trust
Series 2016-A-1, REMIC, 4.00%, 01/15/56 (b) (c)	49	49
Cavalry CLO Ltd.
Series 2014-AR-4R, 2.20%, (3M US LIBOR + 0.85%), 10/15/26 (a) (b)	4,500	4,503
Cent CLO 21 Ltd.
Series 2014-A1AR-21A, 2.58%, (3M US LIBOR + 1.21%), 07/27/26 (a) (b)	500	501
CFCRE Commercial Mortgage Trust
Interest Only, Series 2017-XA-C8, 1.67%, 06/15/50 (a)	16,546	1,808
Interest Only, Series 2016-XA-C3, REMIC, 1.07%, 12/12/25 (a)	5,069	346
Series 2016-C-C4, REMIC, 4.88%, 04/10/26 (a)	2,332	2,400

See accompanying Notes to Financial Statements.

49

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Interest Only, Series 2016-XA-C4, REMIC, 1.75%, 05/10/58 (a)	28,128	2,992
CFIP CLO Ltd.
Series 2014-AR-1A, 2.68%, (3M US LIBOR + 1.32%), 07/13/29 (a) (b)	7,500	7,570
CHT Mortgage Trust
Series 2017-E-CSMO, REMIC, 4.38%, (1M US LIBOR + 3.00%), 11/15/19 (a) (b)	761	763
Series 2017-F-CSMO, REMIC, 5.12%, (1M US LIBOR + 3.74%), 11/15/19 (a) (b)	406	407
CIM Trust
Series 2016-A1-3, REMIC, 3.86%, (1M US LIBOR + 2.50%), 02/25/56 (a) (b)	4,358	4,498
Citigroup Commercial Mortgage Trust
Series 2015-A5-GC27, REMIC, 3.14%, 12/10/24	461	464
Series 2015-C-GC27, REMIC, 4.43%, 01/10/25 (a)	828	798
Series 2015-C-GC35, REMIC, 4.65%, 11/10/25	311	311
Interest Only, Series 2014-XA-GC19, REMIC, 1.20%, 03/10/47 (a)	39,742	2,088
Interest Only, Series 2014-XA-GC21, REMIC, 1.24%, 05/10/47 (a)	36,590	2,197
Interest Only, Series 2015-XA-GC35, REMIC, 0.89%, 11/10/48 (a)	4,011	188
Interest Only, Series 2016-XA-GC36, REMIC, 1.34%, 02/10/49 (a)	4,303	340
Interest Only, Series 2016-XA-GC37, REMIC, 1.80%, 04/10/49 (a)	8,553	954
Interest Only, Series 2016-XA-P3, REMIC, 1.71%, 04/15/49 (a)	7,679	770
Interest Only, Series 2016-XA-P5, REMIC, 1.55%, 10/10/49 (a)	11,384	1,080
Interest Only, Series 2017-XA-P7, REMIC, 1.14%, 04/14/50 (a)	34,962	2,800
Citigroup Mortgage Loan Trust Inc.
Series 2014-A2-J2, REMIC, 3.50%, 10/25/33 (a) (b)	1,697	1,712
CitiMortgage Alternative Loan Trust
Series 2006-1A13-A3, REMIC, 6.00%, 07/25/36	1,575	1,525
CLNS Trust
Series 2017-D-IKPR, 3.48%, (1M US LIBOR + 2.05%), 06/11/22 (a) (b)	973	974
Series 2017-E-IKPR, 4.93%, (1M US LIBOR + 3.50%), 06/11/22 (a) (b)	973	975
Series 2017-F-IKPR, 5.93%, (1M US LIBOR + 4.50%), 06/11/22 (a) (b)	973	976
CLUB Credit Trust
Series 2017-B-NP1, 3.17%, 11/15/18 (b)	1,000	997
COBALT CMBS Commercial Mortgage Trust
Series 2007-AJFX-C2, REMIC, 5.57%, 04/15/47 (a)	1,591	1,613
Colony Starwood Homes Trust
Series 2016-D-2A, REMIC, 3.83%, (1M US LIBOR + 2.35%), 12/17/18 (a) (b)	1,000	1,011
COMM Mortgage Trust
Series 2015-D-DC1, REMIC, 4.35%, 02/10/25 (a) (b)	1,750	1,356
Series 2016-C-CR28, REMIC, 4.65%, 12/10/25 (a)	450	447
Interest Only, Series 2015-XA-CR26, REMIC, 1.04%, 10/10/48 (a)	5,318	311
Series 2012-C-CR4, REMIC, 4.44%, 11/15/22 (a) (b)	673	614
Series 2013-D-LC13, REMIC, 5.04%, 09/10/23 (a) (b)	1,483	1,451
Interest Only, Series 2015-XA-CR27, REMIC, 1.15%, 09/10/25 (a)	12,500	738
Interest Only, Series 2015-XA-LC21, REMIC, 0.85%, 07/10/48 (a)	23,575	947
Interest Only, Series 2015-XA-CR25, REMIC, 0.95%, 08/10/48 (a)	23,373	1,265
Commercial Mortgage Loan Trust
Interest Only, Series 2013-XA-CR12, REMIC, 1.29%, 10/10/46 (a)	39,419	1,993
Commercial Mortgage Pass-Through Certificates
Series 2015-C-LC23, REMIC, 4.65%, 10/10/25 (a)	306	319
	Shares/Par[1]	Value
Interest Only, Series 2014-XA-UBS3, REMIC, 1.30%, 06/10/47 (a)	39,304	2,064
Commercial Mortgage Trust
Interest Only, Series 2017-XA-CD4, REMIC, 1.33%, 04/10/27 (a)	18,422	1,660
Commonbond Student Loan Trust
Series 2016-A1-A, 3.32%, 05/25/40 (b)	2,790	2,748
Credit Acceptance Auto Loan Trust
Series 2017-A-2A, 2.55%, 08/15/20 (b)	5,000	5,000
Credit Suisse Commercial Mortgage Trust
Series 2008-AM-C1, REMIC, 6.33%, 02/15/41 (a) (b)	106	106
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-2A1-11, REMIC, 6.00%, 12/25/35	1,301	1,279
Credit Suisse Mortgage Trust
Series 2017-A-1, 4.50%, 03/25/21 (b)	4,293	4,319
Series 2017-E-LSTK, REMIC, 3.33%, 04/05/21 (a) (b)	1,799	1,782
CSAIL Commercial Mortgage Trust
Series 2015-C-C4, REMIC, 4.58%, 11/18/25 (a)	309	310
CSMC Trust
Series 2017-E-CHOP, REMIC, 4.78%, (1M US LIBOR + 3.30%), 07/15/32 (a) (b)	2,125	2,130
Cutwater Ltd.
Series 2014-A1AR-1A, 2.61%, (3M US LIBOR + 1.25%), 07/15/26 (a) (b)	8,000	8,018
CVP CLO Ltd.
Series 2017-A-1A, 2.65%, (3M US LIBOR + 1.34%), 07/20/30 (a) (b)	7,500	7,582
Series 2017-A-2A, 0.00%, (3M US LIBOR + 1.19%), 01/20/31 (a) (b) (d)	10,000	10,000
DBJPM Mortgage Trust
Interest Only, Series 2016-XA-C1, REMIC, 1.50%, 05/10/49 (a)	13,665	1,240
Series 2016-C-C1, REMIC, 3.35%, 05/10/49 (a)	801	749
Deephaven Residential Mortgage Trust
Series 2017-A1-1A, REMIC, 2.72%, 10/25/25 (a) (b)	1,454	1,454
Series 2017-A2-3A, REMIC, 2.71%, 10/25/47 (a) (b)	6,643	6,614
Series 2017-A3-3A, REMIC, 2.81%, 10/25/47 (a) (b)	6,643	6,614
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-2A1-2, REMIC, 1.85%, (1M US LIBOR + 0.30%), 09/25/47 (a)	2,130	1,865
Dorchester Park CLO Ltd.
Series 2015-C-1A, 4.56%, (3M US LIBOR + 3.20%), 01/20/27 (a) (b)	1,000	1,005
Earnest Student Loan Program LLC
Series 2017-A2-A, 2.65%, 07/25/25 (b)	2,537	2,495
FirstKey Mortgage Trust
Series 2014-A8-1, REMIC, 3.50%, 12/25/33 (a) (b)	6,185	6,284
Flagship Credit Auto Trust
Series 2016-C-4, 2.71%, 08/15/20 (b)	2,000	1,964
Series 2016-B-3, 2.43%, 06/15/21 (b)	1,000	1,000
GCAT LLC
Series 2017-5, 3.23%, 07/25/47 (b) (c)	3,298	3,301
GE Commercial Mortgage Corp Series Trust
Series 2007-AM-C1, REMIC, 5.61%, 12/10/49 (a)	500	509
GMAC Commercial Mortgage Securities Inc.
Series 2004-D-C3, REMIC, 5.04%, 12/10/41 (a)	1,057	1,055
Series 2004-E-C3, REMIC, 5.14%, 12/10/41 (a) (b)	800	787
Great Wolf Trust
Series 2017-D-WOLF, 3.58%, (1M US LIBOR + 2.10%), 09/15/19 (a) (b)	698	698
Series 2017-E-WOLF, 4.58%, (1M US LIBOR + 3.10%), 09/15/19 (a) (b)	1,082	1,082
Series 2017-F-WOLF, 5.55%, (1M US LIBOR + 4.07%), 09/15/19 (a) (b)	576	576
GS Mortgage Securities Corp. II
Interest Only, Series 2017-XA-GS8, 0.98%, 11/10/50 (a)	32,659	2,432
GS Mortgage Securities Trust
Interest Only, Series 2017-XA-GS6, 1.05%, 05/10/50 (a)	30,359	2,430

See accompanying Notes to Financial Statements.

50

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Interest Only, Series 2015-XA-GC34, REMIC, 1.36%, 10/10/25 (a)	3,450	269
Interest Only, Series 2014-XA-GC20, REMIC, 1.00%, 04/10/47 (a)	9,406	460
Interest Only, Series 2014-XA-GC24, REMIC, 0.83%, 09/10/47 (a)	10,394	413
Series 2014-D-GC26, REMIC, 4.51%, 11/10/47 (a) (b)	2,349	2,028
Interest Only, Series 2015-XA-GS1, REMIC, 0.82%, 11/10/48 (a)	5,672	288
Series 2013-D-GC13, REMIC, 4.09%, 07/10/23 (a) (b)	662	608
GSCCRE Commercial Mortgage Trust
Series 2015-C-HULA, 4.23%, (1M US LIBOR + 2.75%), 08/15/32 (a) (b)	1,518	1,523
Halcyon Loan Advisors Funding Ltd.
Series 2015-A1R-3A, 2.58%, (3M US LIBOR + 0.90%), 10/18/27 (a) (b)	10,000	10,000
Highbridge Loan Management Ltd.
Series 3A-2014-CR, 4.95%, (3M US LIBOR + 3.60%), 07/18/29 (a) (b)	1,900	1,944
Hildene CLO II Ltd.
Series 2014-AR-2A, 2.54%, (3M US LIBOR + 1.18%), 07/19/26 (a) (b)	5,400	5,411
Home Equity Loan Trust
Series 2007-2AV2-FRE1, REMIC, 1.71%, (1M US LIBOR + 0.16%), 04/25/37 (a)	3,000	2,961
Hyatt Hotel Portfolio Trust
Series 2017-E-HYT2, REMIC, 3.83%, (1M US LIBOR + 2.35%), 08/09/20 (a) (b)	2,392	2,391
IMT Trust
Series 2017-EFL-APTS, 3.63%, (1M US LIBOR + 2.15%), 06/15/19 (a) (b)	721	720
Series 2017-FFL-APTS, 4.33%, (1M US LIBOR + 2.85%), 06/15/19 (a) (b)	721	722
Jamestown CLO III Ltd.
Series 2013-A1AR-3A, 2.50%, (3M US LIBOR + 1.14%), 01/15/26 (a) (b)	3,000	3,003
Jimmy Johns Funding LLC
Series 2017-A2II-1A, 4.85%, 07/30/27 (b)	5,985	5,972
JPMBB Commercial Mortgage Securities Trust
Series 2015-C-C32, REMIC, 4.67%, 10/15/25 (a)	420	418
Series 2015-C-C33, REMIC, 4.62%, 11/15/25 (a)	359	371
Interest Only, Series 2014-XA-C21, REMIC, 1.07%, 08/15/47 (a)	13,263	698
Interest Only, Series 2014-XA-C22, REMIC, 0.92%, 09/15/47 (a)	47,888	2,204
Interest Only, Series 2016-XA-C2, REMIC, 1.70%, 06/15/49 (a)	34,741	3,162
Series 2013-D-C15, REMIC, 5.08%, 10/15/23 (a) (b)	920	894
JPMDB Commercial Mortgage Securities Trust
Interest Only, Series 2016-XA-C4, REMIC, 0.84%, 12/15/49 (a)	29,097	1,705
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2016-B-ASH, 3.63%, (1M US LIBOR + 2.15%), 10/15/22 (a) (b)	1,199	1,202
Series 2016-C-ASH, 4.23%, (1M US LIBOR + 2.75%), 10/15/22 (a) (b)	677	679
Series 2008-A4-C2, REMIC, 6.07%, 01/12/18	87	87
Series 2006-AM-LDP9, REMIC, 5.37%, 05/15/47	201	202
Series 2016-E-WPT, REMIC, 6.48%, (1M US LIBOR + 5.00%), 10/15/18 (a) (b)	1,873	1,892
Series 2016-E-WIKI, REMIC, 4.01%, 10/05/21 (a) (b)	2,356	2,323
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-AM-CB18, REMIC, 5.47%, 06/12/47 (a)	124	123
Interest Only, Series 2015-XA-JP1, REMIC, 1.14%, 01/15/49 (a)	4,941	264
Series 2007-AM-C1, REMIC, 5.95%, 02/15/51 (a)	275	275
Series 2017-C-MAUI, REMIC, 2.73%, (1M US LIBOR + 1.25%), 07/15/19 (a) (b)	576	576
Series 2017-D-MAUI, REMIC, 3.43%, (1M US LIBOR + 1.95%), 07/15/19 (a) (b)	541	541
	Shares/Par[1]	Value
Series 2017-E-MAUI, REMIC, 4.43%, (1M US LIBOR + 2.95%), 07/15/19 (a) (b)	479	479
Series 2017-F-MAUI, REMIC, 5.23%, (1M US LIBOR + 3.75%), 07/15/19 (a) (b)	674	675
Series 2015-D-MAR7, REMIC, 5.23%, 06/05/22 (b)	1,491	1,520
Interest Only, Series 2015-XA-C32, REMIC, 1.48%, 09/15/25 (a)	14,566	874
Series 2015-F-JP1, REMIC, 4.74%, 12/15/25 (a) (b)	1,123	820
Series 2004-D-CBX, REMIC, 5.10%, 01/12/37 (a)	1,581	1,599
Series 2006-AMS-LDP9, REMIC, 5.34%, 05/15/47	1,000	999
Interest Only, Series 2016-XA-JP4, REMIC, 0.81%, 12/15/49 (a)	19,288	867
Series 2014-B702-FRR1, RE-REMIC, 4.23%, 03/27/18 (b)	2,085	2,069
JPMorgan Mortgage Trust
Series 2014-A707-FRR1, RE-REMIC, 4.35%, 12/27/18 (b)	1,857	1,855
Kabbage Asset Securitization LLC
Series 2017-A-1, 4.57%, 03/16/20 (b)	5,000	5,053
KVK CLO Ltd.
Series 2015-AR-1A, 2.56%, (3M US LIBOR + 1.25%), 05/20/27 (a) (b)	7,500	7,543
LCCM Mortgage Trust
Series 2017-C-LC26, REMIC, 4.71%, 07/12/50 (b)	2,900	2,873
LCM XVI LP
Series AR-16A, 2.39%, (3M US LIBOR + 1.03%), 07/15/26 (a) (b)	1,750	1,752
Legacy Mortgage Asset Trust
Series 2017-A1-GS1, REMIC, 3.50%, 01/25/57 (b) (c)	4,782	4,778
Lendmark Funding Trust
Series 2017-A-1A, 2.83%, 12/22/25 (b)	5,000	4,987
LSTAR Commercial Mortgage Trust
Interest Only, Series 2016-XA-4, 1.95%, 06/10/25 (a) (b)	17,446	1,301
Marathon CLO I Ltd.
Series 2013-A1R-5A, 2.31%, 11/21/27 (b)	5,000	5,001
MarketPlace Loan Trust
Series 2015-A-AV2, 4.00%, 10/15/21 (b)	55	55
Merrill Lynch Mortgage Trust
Series 2006-AJ-C1, REMIC, 5.59%, 05/12/39 (a)	33	33
Series 2007-AM-C1, REMIC, 5.81%, 06/12/50 (a)	1,854	1,860
Midocean Credit CLO VII
Series 2017-A1-7A, 2.67%, (3M US LIBOR + 1.32%), 07/15/29 (a) (b)	7,000	7,021
Milos CLO Ltd.
Series 2017-A-1A, 2.61%, (3M US LIBOR + 1.25%), 10/20/30 (a) (b)	7,500	7,528
Morgan Stanley Bank of America Merrill Lynch Trust
Interest Only, Series 2014-XA-C15, REMIC, 1.09%, 02/15/24 (a)	16,469	748
Series 2015-C-C25, REMIC, 4.53%, 09/15/25 (a)	420	438
Series 2015-D-C26, REMIC, 3.06%, 10/15/25 (b)	550	453
Series 2015-D-C27, REMIC, 3.24%, 11/15/25 (b)	297	220
Series 2015-C-C27, REMIC, 4.53%, 11/15/25 (a)	207	199
Interest Only, Series 2016-XA-C28, REMIC, 1.28%, 01/15/26 (a)	4,600	343
Series 2016-C-C29, REMIC, 4.75%, 04/15/26 (a)	2,371	2,478
Series 2014-C-C17, REMIC, 4.45%, 07/15/24 (a)	1,240	1,226
Series 2015-D-C20, REMIC, 3.07%, 01/15/25 (b)	1,000	759
Morgan Stanley Capital I Trust
Series 2017-E-CLS, 3.20%, (1M US LIBOR + 1.95%), 11/15/19 (a) (b)	2,575	2,577
Series 2017-F-CLS, 3.85%, (1M US LIBOR + 2.60%), 11/15/19 (a) (b)	2,556	2,558
Series 2015-AFSC-XLF2, 4.48%, (1M US LIBOR + 3.00%), 08/15/26 (a) (b)	315	313
Interest Only, Series 2016-XA-UB12, 0.82%, 12/15/49 (a)	4,140	206
Interest Only, Series 2017-XA-H1, 1.46%, 06/15/50 (a)	26,657	2,522
Interest Only, Series 2015-XA-UBS8, REMIC, 0.96%, 12/15/48 (a)	4,912	284

See accompanying Notes to Financial Statements.

51

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series 2014-CPT, REMIC, 3.45%, 07/13/21 (a) (b)	2,053	2,030
Motel 6 Trust
Series 2017-D-MTL6, REMIC, 3.63%, (1M US LIBOR + 2.15%), 08/15/19 (a) (b)	2,347	2,349
MP CLO IV Ltd.
Series 2013-ARR-2A, 2.65%, (3M US LIBOR + 1.28%), 07/25/29 (a) (b)	7,500	7,562
Nationstar HECM Loan Trust
Series 2016-A-2A, 2.24%, 06/25/18 (b) (d)	1,720	1,717
Series 2017-M1-1A, 2.94%, 11/25/19 (b)	7,000	7,014
OneMain Financial Issuance Trust
Series 2015-A-2A, 2.57%, 10/18/18 (b)	1,559	1,558
Series 2017-A1-1A, 2.37%, 04/14/21 (b)	5,000	4,954
Series 2014-A-2A, 2.47%, 09/18/24 (b)	12	12
Oportun Funding IV LLC
Series 2016-A-C, 3.28%, 11/08/21 (b)	3,000	2,978
Palisades Center Trust
Series 2016-B-PLSD, REMIC, 3.36%, 04/13/21 (b)	1,721	1,716
PFP Pty Ltd.
Series 2017-C-4, 3.73%, (1M US LIBOR + 2.25%), 06/14/20 (a) (b)	1,561	1,561
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL3, 3.25%, 06/29/32 (b) (c)	9,034	9,044
Series 2017-A1-NPL1, REMIC, 3.50%, 04/29/31 (b) (c)	6,417	6,426
Progress Residential Trust
Series 2016-C-SFR1, REMIC, 3.98%, (1M US LIBOR + 2.50%), 09/17/18 (a) (b)	2,000	2,024
RAIT Trust
Series 2017-B-FL7, 3.01%, (1M US LIBOR + 1.60%), 06/15/37 (a) (b)	2,096	2,098
RALI Trust
Series 2006-2A3-QS12, REMIC, 6.00%, 09/25/36	1,747	1,601
Residential Asset Securitization Trust
Series 2005-1A2-A15, REMIC, 5.75%, 02/25/36	1,059	1,051
Series 2006-A10-A2, REMIC, 6.00%, 05/25/36	1,512	1,129
Resource Capital Corp. Ltd.
Series 2017-B-CRE5, 3.48%, (1M US LIBOR + 2.00%), 04/15/20 (a) (b)	1,651	1,652
RFMSI Trust
Series 2006-A5-S4, REMIC, 6.00%, 04/25/36	1,357	1,268
Rockford Tower CLO Ltd.
Series 2017-A-2A, 2.51%, (3M US LIBOR + 1.27%), 10/15/29 (a) (b)	4,000	4,012
SBA Tower Trust
Series 2017-C-1, 3.17%, 04/15/22 (b)	5,000	4,941
Shackleton IX CLO Ltd.
Series 2016-A-9A, 2.86%, (3M US LIBOR + 1.50%), 10/20/28 (a) (b)	1,900	1,908
Sierra Receivables Funding Co. LLC
Series 2016-A-3A, 2.43%, 05/20/24 (b)	3,397	3,309
Sofi Consumer Loan Program LLC
Series 2017-A1-5, 2.14%, 11/25/19 (b)	1,657	1,653
Series 2017-A1-6, 2.20%, 12/25/19 (b)	3,307	3,299
Series 2016-A-3, 3.05%, 05/25/21 (b)	1,126	1,131
Series 2016-A-1, 3.26%, 07/25/21 (b)	2,280	2,294
Series 2017-A-3, 2.77%, 01/25/22 (b)	1,133	1,136
Series 2017-A2-6, 2.82%, 01/25/22 (b)	3,500	3,480
Series 2017-A2-5, 2.78%, 03/25/22 (b)	1,250	1,235
Series 2017-A-1, 3.28%, 01/26/26 (b)	956	965
Series 2017-A-2, 3.28%, 02/25/26 (b)	671	675
Sofi Professional Loan Program LLC
Series 2017-A2B-A, 2.40%, 03/26/40 (b)	2,000	1,973
Series 2017-BFX-D, 3.61%, 09/25/40 (b)	1,075	1,044
Sound Harbor Loan Fund Ltd.
Series 2014-A1R-1A, 2.58%, (3M US LIBOR + 1.20%), 10/30/26 (a) (b)	2,000	2,006
SpringCastle America Funding LLC
Series 2016-A-AA, 3.05%, 04/25/29 (b)	3,037	3,056
Springleaf Funding Trust
Series 2015-A-AA, 3.16%, 05/15/19 (b)	4,000	4,016
Series 2016-A-AA, 2.90%, 03/15/20 (b)	5,000	5,007
Spruce ABS Trust
Series 2016-A-E1, 4.32%, 01/18/22 (b)	1,715	1,723
	Shares/Par[1]	Value
Steele Creek CLO Ltd.
Series 2015-AR-1A, 2.70%, (3M US LIBOR + 1.26%), 05/21/29 (a) (b)	4,000	4,029
Stewart Park CLO Ltd.
Series 2015-B-1A, 3.36%, (3M US LIBOR + 2.00%), 04/15/26 (a) (b)	3,200	3,200
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-4A1-22, REMIC, 3.73%, 12/25/35 (a)	3,855	3,590
Structured Asset Securities Corp. Trust
Series 2005-1A1-5, REMIC, 5.75%, 04/25/35	3,554	3,302
Sutherland Commercial Mortgage Loans LLC
Series 2015-A-SBC4, 4.00%, 06/25/39 (b)	253	255
Symphony CLO VIII LP
Series 2012-AR-8A, 2.45%, (3M US LIBOR + 1.10%), 01/09/23 (a) (b)	240	241
TAL Advantage VI LLC
Series 2017-A-1A, 4.50%, 04/21/42	7,499	7,690
TCI-Cent CLO Ltd.
Series 2016-A1-1A, 2.84%, (3M US LIBOR + 1.52%), 12/21/29 (a) (b)	3,000	3,047
Series 2016-A2-1A, 3.52%, (3M US LIBOR + 2.20%), 12/21/29 (a) (b)	3,000	3,029
THL Credit Wind River CLO Ltd.
Series 2016-A-1A, 3.01%, (3M US LIBOR + 1.65%), 07/15/28 (a) (b)	4,000	4,017
Series 2016-B-1A, 3.71%, (3M US LIBOR + 2.35%), 07/15/28 (a) (b)	5,000	5,042
UBS Commercial Mortgage Trust
Interest Only, Series 2017-XB-C1, REMIC, 0.90%, 06/15/50 (a)	25,883	1,945
UBS-Barclays Commercial Mortgage Trust
Series 2013-D-C6, REMIC, 4.34%, 04/10/23 (a) (b)	1,185	1,077
UBS-Citigroup Commercial Mortgage Trust
Series 2011-D-C1, REMIC, 6.05%, 12/10/21 (a) (b)	1,461	1,542
US Residential Opportunity Fund IV Trust
Series 2017-A-1III, REMIC, 3.35%, 11/27/37 (b) (c)	5,000	5,000
Velocity Commercial Capital Loan Trust
Series 2016-AFX-1, REMIC, 3.53%, 04/25/46 (a) (b)	2,251	2,257
Venture VII CDO Ltd.
Series 2006-A2-7A, 1.60%, (3M US LIBOR + 0.24%), 01/20/22 (a) (b)	2,246	2,231
Venture VIII CDO Ltd.
Series 2007-A2A-8A, 1.58%, (3M US LIBOR + 0.22%), 07/22/21 (a) (b)	21	21
Series 2007-B-8A, 1.78%, (3M US LIBOR + 0.42%), 07/22/21 (a) (b)	2,000	1,996
Venture XVII CLO Ltd.
Series 2014-AR-17A, 2.44%, (3M US LIBOR + 1.08%), 07/15/26 (a) (b)	2,500	2,504
Venture XXIX CDO Ltd.
Series 2017-A-29A, 2.60%, (3M US LIBOR + 1.28%), 09/15/30 (a) (b)	4,000	4,013
VOLT LIV LLC
Series 2017-A1-NPL1, 3.50%, 02/25/47 (b) (c)	3,881	3,884
VOLT LIX LLC
Series 2017-A1-NPL6, 3.25%, 05/25/47 (b) (c)	5,366	5,367
VOLT LVII LLC
Series 2017-A1-NPL4, 3.38%, 04/25/47 (b) (c)	3,864	3,868
VOLT LX LLC
Series 2017-A1-NPL7, 3.25%, 04/25/59 (b) (c)	3,720	3,723
VOLT LXI LLC
Series 2017-A1-NPL8, 3.13%, 06/25/20 (b) (c)	3,511	3,513
VOLT LXII LLC
Series 2017-A1-NPL9, 3.13%, 09/25/47 (b) (c)	3,845	3,847
Voya CLO Ltd.
Series 2014-A1R-4A, 2.31%, (3M US LIBOR + 0.95%), 10/14/26 (a) (b)	4,500	4,509
Wachovia Bank Commercial Mortgage Trust
Series 2007-AJ-C33, REMIC, 6.01%, 02/15/51 (a)	2,227	2,267
Series 2007-AM-C33, REMIC, 6.01%, 02/15/51 (a)	261	262

See accompanying Notes to Financial Statements.

52

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Wells Fargo & Co.
Interest Only, Series 2015-XA-P2, REMIC, 1.02%, 12/15/48 (a)	5,075	288
Wells Fargo Alternative Loan Trust
Series 2007-3A1-PA3, REMIC, 6.25%, 07/25/37	1,247	1,201
Wells Fargo Commercial Mortgage Trust
Interest Only, Series 2017-XA-C38, 1.09%, 07/15/50 (a)	26,472	2,030
Series 2014-D-LC16, REMIC, 3.94%, 06/15/24 (b)	325	269
Interest Only, Series 2015-XA-C31, REMIC, 1.09%, 07/15/25 (a)	4,422	281
Series 2015-C-C31, REMIC, 4.61%, 11/15/25 (a)	400	417
Series 2015-D-NXS4, REMIC, 3.60%, 11/18/25 (a)	375	340
Series 2015-C-NXS4, REMIC, 4.60%, 11/18/25 (a)	310	320
Series 2015-A4-P2, REMIC, 3.81%, 12/15/25	363	382
Series 2015-C-LC22, REMIC, 4.54%, 09/15/58 (a)	302	304
Series 2016-C-C32, REMIC, 4.72%, 01/15/59 (a)	311	298
Interest Only, Series 2016-XA-C33, REMIC, 1.80%, 03/15/59 (a)	2,841	287
Series 2017-C-SMP, REMIC, 2.68%, (1M US LIBOR + 1.20%), 12/15/19 (a) (b)	484	484
Series 2017-D-SMP, REMIC, 3.13%, (1M US LIBOR + 1.65%), 12/15/19 (a) (b)	290	290
Series 2017-E-SMP, REMIC, 3.73%, 12/15/19 (a) (b)	903	903
Wells Fargo Mortgage-Backed Securities Trust
Series 2007-1A7-3, REMIC, 5.75%, 04/25/37	2,926	2,964
Series 2007-A1-7, REMIC, 6.00%, 06/25/37	1,036	1,045
Series 2007-A1-AR4, REMIC, 3.65%, 08/25/37 (a)	1,199	1,200
Wells Fargo-RBS Commercial Mortgage Trust
Interest Only, Series 2013-XA-C18, REMIC, 0.84%, 12/15/46 (a)	60,948	1,965
Interest Only, Series 2014-XA-C19, REMIC, 1.14%, 03/15/47 (a)	47,355	2,250
Interest Only, Series 2014-XA-C21, REMIC, 1.13%, 08/15/47 (a)	3,260	167
WinWater Mortgage Loan Trust
Series 2016-2A3-1, REMIC, 3.00%, 12/20/30 (a) (b)	4,365	4,333
Total Non-U.S. Government Agency Asset-Backed Securities (cost $592,448)		594,814
CORPORATE BONDS AND NOTES 13.6%
Consumer Discretionary 0.4%
Amazon.com Inc.
2.60%, 12/05/19	1,590	1,607
1.90%, 08/21/20 (b)	545	541
Comcast Corp.
5.15%, 03/01/20	1,300	1,380
Newell Rubbermaid Inc.
2.60%, 03/29/19 (e)	217	217
3.15%, 04/01/21 (e)	1,285	1,299
S.A.C.I. Falabella
3.75%, 04/30/23	300	307
		5,351
Consumer Staples 1.0%
BAT Capital Corp.
2.30%, 08/14/20 (b)	845	840
CK Hutchison International 17 Ltd.
2.88%, 04/05/22	300	299
2.88%, 04/05/22 (b)	2,100	2,093
Coca-Cola Femsa SAB de CV
4.63%, 02/15/20	300	315
CVS Health Corp.
2.80%, 07/20/20	2,200	2,209
General Mills Inc.
2.20%, 10/21/19	1,813	1,810
Grupo Bimbo SAB de CV
4.88%, 06/30/20	1,400	1,481
Kroger Co.
6.15%, 01/15/20	1,995	2,139
	Shares/Par[1]	Value
Molson Coors Brewing Co.
1.45%, 07/15/19	1,645	1,622
Reynolds American Inc.
3.25%, 06/12/20	1,245	1,265
Want Want China Finance Ltd.
1.88%, 05/14/18 (b)	500	499
		14,572
Energy 1.6%
Bharat Petroleum Corp. Ltd.
4.63%, 10/25/22	2,300	2,433
BP Capital Markets Plc
1.68%, 05/03/19	1,650	1,642
1.77%, 09/19/19	280	278
Delek & Avner Tamar Bond Ltd.
4.44%, 12/30/20 (b)	940	942
EQT Corp.
2.50%, 10/01/20	2,130	2,117
Indian Oil Corp. Ltd.
5.63%, 08/02/21	900	977
Kinder Morgan Inc.
3.05%, 12/01/19	2,090	2,105
ONGC Videsh Ltd.
3.25%, 07/15/19	1,500	1,509
3.75%, 05/07/23	200	203
ONGC Videsh Vankorneft Pte Ltd.
2.88%, 01/27/22	900	890
Petronas Capital Ltd.
3.13%, 03/18/22	1,000	1,010
Petronas Global Sukuk Ltd.
2.71%, 03/18/20	1,500	1,502
Reliance Holding USA Inc.
4.50%, 10/19/20	500	523
5.40%, 02/14/22	1,850	2,007
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20	1,000	995
Sinopec Group Overseas Development 2016 Ltd.
2.00%, 09/29/21	200	194
Sinopec Group Overseas Development 2017 Ltd.
3.00%, 04/12/22	600	599
3.00%, 04/12/22 (b)	700	700
Transportadora de Gas Internacional SA ESP
5.70%, 03/20/22	2,200	2,256
		22,882
Financials 6.4%
AerCap Ireland Capital Ltd.
4.63%, 10/30/20	1,955	2,050
Agromercantil Senior Trust
6.25%, 04/10/19	625	642
American Express Co.
2.20%, 10/30/20	2,140	2,122
American Honda Finance Corp.
1.95%, 07/20/20	405	401
Banco de Costa Rica
5.25%, 08/12/18	900	903
Banco de Credito del Peru
5.38%, 09/16/20	760	809
4.25%, 04/01/23	1,500	1,569
Banco GNB Sudameris SA
3.88%, 05/02/18	800	802
Banco Internacional del Peru S.A.A. of Panama
5.75%, 10/07/20	1,850	1,989
Banco Nacional de Costa Rica
4.88%, 11/01/18	500	504
Banco Santander Chile
3.88%, 09/20/22	800	831
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander
5.95%, 01/30/24 (a)	2,200	2,281
Banistmo SA
3.65%, 09/19/22 (b)	500	491
Bank of America Corp.
2.63%, 10/19/20	2,170	2,185
Bank of Nova Scotia
2.15%, 07/14/20	2,165	2,153

See accompanying Notes to Financial Statements.

53

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
BDO Unibank Inc.
2.63%, 10/24/21	500	496
2.95%, 03/06/23	2,200	2,164
Berkshire Hathaway Finance Corp.
1.70%, 03/15/19	960	957
1.30%, 08/15/19	1,200	1,186
Capital One Financial Corp.
2.40%, 10/30/20	2,335	2,322
Caterpillar Financial Services Corp.
1.70%, 06/16/18	525	525
2.10%, 01/10/20	770	768
Citigroup Inc.
2.05%, 12/07/18	1,445	1,443
2.33%, (3M US LIBOR + 0.96%), 04/25/22 (a)	1,385	1,399
CNOOC Finance 2012 Ltd.
3.88%, 05/02/22	800	825
CNOOC Finance 2015 Australia Pty Ltd.
2.63%, 05/05/20	1,500	1,496
CNPC General Capital Ltd.
3.95%, 04/19/22	1,900	1,972
CNPC HK Overseas Capital Ltd.
4.50%, 04/28/21	300	315
Commonwealth Bank of Australia
2.25%, 03/10/20 (b)	1,970	1,964
2.05%, 09/18/20 (b)	210	208
Corp. Financiera de Desarrollo SA
3.25%, 07/15/19	1,500	1,511
Daimler Finance North America LLC
2.25%, 03/02/20 (b)	980	976
2.30%, 02/12/21 (b)	1,235	1,225
DBS Group Holdings Ltd.
3.60%, (callable at 100 beginning 09/07/21) (f)	2,000	2,000
1.99%, (3M US LIBOR + 0.62%), 07/25/22 (a) (b)	600	603
ENA Norte Trust
4.95%, 04/25/23	370	386
Fondo Mivivienda SA
3.38%, 04/02/19	1,400	1,411
3.50%, 01/31/23	150	150
General Motors Financial Co. Inc.
2.65%, 04/13/20	1,350	1,350
Global Bank Corp.
5.13%, 10/30/19	700	724
4.50%, 10/20/21 (b)	500	509
4.50%, 10/20/21	500	510
Goldman Sachs Group Inc.
2.90%, 07/19/18	670	674
2.30%, 12/13/19	1,755	1,752
Guanay Finance Ltd.
6.00%, 12/15/20	1,055	1,086
Industrial Senior Trust
5.50%, 11/01/22	500	507
IOI Investment L Bhd
4.38%, 06/27/22	600	618
Itau CorpBanca
3.88%, 09/22/19	1,400	1,428
JPMorgan Chase & Co.
2.25%, 01/23/20	2,195	2,197
Malayan Banking Bhd
3.90%, 10/29/26 (a)	1,600	1,634
Morgan Stanley
2.29%, (3M US LIBOR + 0.93%), 07/22/22 (a)	2,200	2,220
MUFG Americas Holdings Corp.
1.63%, 02/09/18	386	386
2.25%, 02/10/20	630	627
National Rural Utilities Cooperative Finance Corp.
2.30%, 11/15/19	1,055	1,058
Oversea-Chinese Banking Corp. Ltd.
4.00%, 10/15/24 (a)	2,375	2,417
Peru Enhanced Pass-Through Finance Ltd.
0.00%, 05/31/18 - 06/02/25 (g)	1,065	933
PNC Bank NA
2.45%, 11/05/20	1,185	1,188
PNC Funding Corp.
4.38%, 08/11/20	945	992
	Shares/Par[1]	Value
Prudential Financial Inc.
7.38%, 06/15/19	1,665	1,788
Royal Bank of Canada
1.50%, 07/29/19	315	312
Shire Acquisitions Investments Ireland Ltd.
1.90%, 09/23/19	2,145	2,125
SPARC EM Ltd.
0.00%, 12/05/22 (g)	1,200	1,098
0.00%, 12/05/22 (b) (g)	1,000	915
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	2,220	2,167
Temasek Financial I Ltd.
2.38%, 01/23/23	1,500	1,484
TIAA Asset Management Finance Co. LLC
2.95%, 11/01/19 (b)	1,000	1,010
Toyota Motor Credit Corp.
1.95%, 04/17/20	1,140	1,132
UBS AG
2.45%, 12/01/20 (b)	1,375	1,372
United Overseas Bank Ltd.
3.75%, 09/19/24 (a)	1,400	1,417
3.50%, 09/16/26 (a)	700	705
2.88%, 03/08/27 (a)	500	490
Wells Fargo & Co.
1.50%, 01/16/18	1,295	1,295
2.15%, 01/30/20	895	893
Westpac Banking Corp.
1.95%, 11/23/18	650	649
1.60%, 08/19/19	1,715	1,697
		89,393
Health Care 1.1%
AbbVie Inc.
1.80%, 05/14/18	1,000	1,000
Amgen Inc.
2.20%, 05/11/20	2,495	2,486
Anthem Inc.
2.50%, 11/21/20	380	380
AstraZeneca Plc
2.38%, 11/16/20	2,105	2,100
Cardinal Health Inc.
1.95%, 06/14/19	2,115	2,102
Celgene Corp.
2.88%, 08/15/20	2,130	2,150
McKesson Corp.
2.28%, 03/15/19	1,340	1,340
Medtronic Global Holdings SCA
1.70%, 03/28/19	1,735	1,728
Thermo Fisher Scientific Inc.
2.15%, 12/14/18	1,420	1,420
3.60%, 08/15/21	120	124
WellPoint Inc.
1.88%, 01/15/18	225	225
2.30%, 07/15/18	1,075	1,076
		16,131
Industrials 0.7%
Adani Ports & Special Economic Zone Ltd.
3.50%, 07/29/20	700	707
Cintas Corp. No. 2
2.90%, 04/01/22	2,325	2,342
Northrop Grumman Corp.
2.08%, 10/15/20	2,215	2,196
PSA International Pte Ltd.
4.63%, 09/11/19	1,900	1,969
United Technologies Corp.
1.50%, 11/01/19	1,350	1,334
1.90%, 05/04/20	820	812
		9,360
Information Technology 0.5%
Alibaba Group Holding Ltd.
2.50%, 11/28/19	1,000	1,002
3.13%, 11/28/21	700	711
QUALCOMM Inc.
2.10%, 05/20/20	1,890	1,881

See accompanying Notes to Financial Statements.

54

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Tencent Holdings Ltd.
2.88%, 02/11/20	1,000	1,006
VMware Inc.
2.30%, 08/21/20	2,145	2,131
		6,731
Materials 0.4%
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22	1,700	1,795
Inversiones CMPC SA
4.50%, 04/25/22	1,000	1,047
Sherwin-Williams Co.
2.25%, 05/15/20	2,310	2,301
UPL Corp. Ltd.
3.25%, 10/13/21	200	199
		5,342
Real Estate 0.2%
Boston Properties LP
5.88%, 10/15/19	1,115	1,176
Simon Property Group LP
2.20%, 02/01/19	1,670	1,670
		2,846
Telecommunication Services 0.8%
America Movil SAB de CV
5.00%, 03/30/20	1,000	1,056
3.13%, 07/16/22	500	506
AT&T Inc.
2.80%, 02/17/21	755	758
Axiata Group Bhd
3.47%, 11/19/20	2,200	2,228
Bharti Airtel International (Netherlands) BV
5.13%, 03/11/23	1,000	1,061
British Telecommunications Plc
5.95%, 01/15/18	1,230	1,232
Digicel Group Ltd.
8.25%, 09/30/20	300	297
7.13%, 04/01/22	200	186
Orange SA
2.75%, 02/06/19	1,991	2,003
1.63%, 11/03/19	90	89
Telefonica Chile SA
3.88%, 10/12/22	1,600	1,648
		11,064
Utilities 0.5%
American Electric Power Co. Inc.
2.15%, 11/13/20	405	403
Comision Federal de Electricidad
4.88%, 05/26/21	1,500	1,586
Consolidated Edison Inc.
2.00%, 03/15/20	2,085	2,075
E.CL SA
5.63%, 01/15/21	400	432
Empresa de Energia de Bogota SA ESP
6.13%, 11/10/21	200	204
Empresas Publicas de Medellin ESP
7.63%, 07/29/19	300	322
Southern Co.
2.45%, 09/01/18	1,014	1,016
1.85%, 07/01/19	1,180	1,173
		7,211
Total Corporate Bonds And Notes (cost $191,339)		190,883
SENIOR LOAN INTERESTS 7.5%
Consumer Discretionary 2.1%
American Tire Distributors Holdings Inc.
Term Loan, 5.60%, (3M LIBOR + 4.25%), 09/01/21 (a)	1,031	1,037
Aristocrat Leisure Ltd.
Term Loan, 0.00%, (3M LIBOR + 2.00%), 10/19/24 (a) (h)	405	406
Caesars Resort Collection LLC
1st Lien Term Loan B, 4.34%, (3M LIBOR + 2.75%), 09/28/24 (a)	1,655	1,661
CBS Radio Inc.
Term Loan B, 4.17%, 03/01/24	990	995
	Shares/Par[1]	Value
Cengage Learning Inc.
Term Loan, 5.71%, (3M LIBOR + 4.25%), 06/01/23 (a)	1,885	1,795
CityCenter Holdings LLC
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 04/07/24 (a)	697	700
ClubCorp Club Operations Inc.
Term Loan B, 4.59%, (3M LIBOR + 3.25%), 08/15/24 (a)	1,391	1,395
CSC Holdings LLC
1st Lien Term Loan, 3.74%, (3M LIBOR + 2.25%), 07/15/25 (a)	1,176	1,170
Eldorado Resorts LLC
Term Loan B, 3.75%, (3M LIBOR + 2.25%), 03/16/24 (a)	412	412
Equinox Holdings Inc.
1st Lien Term Loan, 4.35%, (3M LIBOR + 3.00%), 03/08/24 (a)	1,328	1,339
Federal-Mogul Holdings Corp.
Term Loan, 5.00%, (3M LIBOR + 3.75%), 04/15/21 (a)	1,049	1,056
Garda World Security Corp.
Term Loan, 4.97%, (3M LIBOR + 3.50%), 04/25/24 (a)	276	277
Golden Nugget Inc.
Incremental Term Loan, 4.86%, (3M LIBOR + 3.25%), 10/04/23 (a)	254	255
Hayward Industries Inc.
Term Loan, 4.85%, (3M LIBOR + 3.50%), 07/18/24 (a)	1,696	1,698
Intrawest Resorts Holdings Inc.
Term Loan B-1, 4.49%, (3M LIBOR + 3.25%), 06/28/24 (a)	1,390	1,400
Learfield Communications Inc.
Term Loan, 0.00%, (3M LIBOR + 3.25%), 12/01/23 (a) (h)	125	126
LTF Merger Sub Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 06/10/22 (a)	1,585	1,589
Mission Broadcasting Inc.
Term Loan B-2, 3.86%, (3M LIBOR + 2.50%), 01/17/24 (a)	125	126
Nexstar Broadcasting Inc.
Term Loan B-2, 3.86%, (3M LIBOR + 2.50%), 01/17/24 (a)	994	996
Playa Resorts Holding BV
Term Loan B, 4.56%, (3M LIBOR + 3.25%), 04/27/24 (a)	1,883	1,890
Scientific Games International Inc.
Term Loan B-4, 4.67%, (3M LIBOR + 3.25%), 08/14/24 (a)	1,646	1,658
Sinclair Television Group Inc.
Term Loan B, 0.00%, (3M LIBOR + 2.50%), 12/11/24 (a) (h)	1,660	1,657
Sophia LP
Term Loan B, 4.58%, (3M LIBOR + 3.25%), 09/30/22 (a)	1,271	1,271
Southern Graphic Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.50%), 11/21/22 (a) (h)	1,799	1,806
Delayed Draw Term Loan, 0.00%, (3M LIBOR + 3.50%), 11/21/22 (a) (h)	291	292
Tribune Media Co.
Term Loan, 4.35%, (3M LIBOR + 3.00%), 12/27/20 (a)	40	40
Term Loan C, 4.35%, (3M LIBOR + 3.00%), 01/27/24 (a)	1,206	1,207
UFC Holdings LLC
1st Lien Term Loan, 4.81%, (3M LIBOR + 3.25%), 07/22/23 (a)	1,328	1,334
		29,588
Consumer Staples 0.1%
BJ's Wholesale Club Inc.
1st Lien Term Loan, 4.95%, (3M LIBOR + 3.50%), 01/27/24 (a)	1,328	1,306

See accompanying Notes to Financial Statements.

55

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Energy 0.2%
Energy Transfer Equity LP
Term Loan B, 3.50%, (3M LIBOR + 2.00%), 02/02/24 (a)	1,696	1,688
ExGen Renewables IV LLC
Term Loan B, 4.47%, (3M LIBOR + 3.00%), 11/16/24 (a)	635	641
Traverse Midstream Partners LLC
Term Loan, 5.33%, (3M LIBOR + 4.00%), 09/21/24 (a)	325	329
		2,658
Financials 1.0%
Acrisure LLC
Term Loan B, 5.65%, (3M LIBOR + 4.25%), 11/22/23 (a)	780	786
AlixPartners LLP
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 04/29/24 (a)	1,290	1,296
AssuredPartners Inc.
1st Lien Term Loan, 4.74%, (3M LIBOR + 3.50%), 10/22/24 (a)	1,561	1,570
Asurion LLC
Term Loan B-5, 4.35%, (3M LIBOR + 3.00%), 11/03/23 (a)	1,350	1,356
BCP Renaissance Parent LLC
Term Loan B, 5.38%, (3M LIBOR + 4.00%), 09/20/24 (a)	645	652
Capri Finance LLC
Term Loan, 4.63%, (3M LIBOR + 3.25%), 10/05/24 (a)	2,120	2,117
Duff & Phelps Corp.
Term Loan B, 0.00%, (3M LIBOR + 3.25%), 12/06/24 (a) (h)	1,135	1,136
Intralinks Inc.
Term Loan, 5.48%, (3M LIBOR + 4.00%), 11/10/24 (a)	1,050	1,043
Level 3 Financing Inc.
Term Loan B, 3.70%, (3M LIBOR + 2.25%), 02/17/24 (a)	1,180	1,180
Solera LLC
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 02/28/23 (a)	1,168	1,175
TKC Holdings Inc.
1st Lien Term Loan, 5.67%, (3M LIBOR + 4.25%), 01/13/23 (a)	1,275	1,284
		13,595
Health Care 0.8%
Air Methods Corp.
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 04/13/24 (a)	—	—
Change Healthcare Holdings Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 (a)	1,280	1,282
CHG Healthcare Services Inc.
Term Loan, 4.63%, (3M LIBOR + 3.25%), 06/07/23 (a)	1,393	1,403
Davis Vision Inc.
1st Lien Term Loan B, 4.49%, (3M LIBOR + 3.00%), 11/02/24 (a)	390	392
Diplomat Pharmacy Inc.
Term Loan, 6.04%, (3M LIBOR + 4.50%), 12/13/24 (a) (d)	190	191
HCA Inc.
Term Loan B-9, 3.35%, (3M LIBOR + 2.00%), 03/18/23 (a)	1,171	1,176
Term Loan B-8, 3.60%, (3M LIBOR + 2.25%), 02/15/24 (a)	1,280	1,288
MPH Acquisition Holdings LLC
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 05/16/20 (a)	1,932	1,934
Parexel International Corp.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 08/11/24 (a)	753	756
Select Medical Corp.
Term Loan B, 4.85%, (3M LIBOR + 3.50%), 02/13/24 (a)	1,533	1,547
	Shares/Par[1]	Value
Team Health Holdings Inc.
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 01/12/24 (a)	1,181	1,149
		11,118
Industrials 0.7%
Blount International Inc.
Term Loan, 5.61%, (3M LIBOR + 4.25%), 04/13/23 (a)	125	126
Brand Energy & Infrastructure Services Inc.
Term Loan, 5.61%, (3M LIBOR + 4.25%), 06/16/24 (a)	1,114	1,118
Compass Power Generation LLC
Term Loan B, 5.39%, (3M LIBOR + 4.00%), 12/18/24 (a)	820	825
EXC Holdings III Corp.
1st Lien Term Loan, 5.16%, (3M LIBOR + 3.50%), 11/16/24 (a)	210	211
Gates Global LLC
Term Loan B, 4.39%, (3M LIBOR + 3.00%), 03/31/24 (a)	779	783
Kenan Advantage Group Inc.
Term Loan, 4.35%, (3M LIBOR + 3.00%), 07/22/22 (a)	1,985	1,989
Milacron LLC
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 09/24/23 (a)	1,543	1,544
Pike Corp.
Replacement Term Loan, 4.85%, (3M LIBOR + 3.50%), 09/13/24 (a)	95	96
PODS LLC
Term Loan B, 4.40%, (3M LIBOR + 3.00%), 11/21/24 (a)	510	513
Prime Security Services Borrower LLC
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 05/02/22 (a)	637	641
TransDigm Inc.
Extended Term Loan F, 4.10%, (3M LIBOR + 2.75%), 06/09/23 (a)	1,440	1,441
Term Loan G, 4.35%, (3M LIBOR + 3.00%), 08/16/24 (a)	95	95
		9,382
Information Technology 1.5%
Almonde Inc.
1st Lien Term Loan, 4.98%, (3M LIBOR + 3.50%), 05/03/24 (a)	1,237	1,240
Applied Systems Inc.
1st Lien Term Loan, 6.75%, (3M LIBOR + 3.25%), 09/18/24 (a)	1,072	1,083
Avatar Purchaser Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/07/24 (a)	1,765	1,774
Bright Bidco BV
Term Loan, 4.50%, (3M LIBOR + 4.50%), 03/17/24 (a)	796	801
Colorado Buyer Inc.
Term Loan B, 4.38%, (3M LIBOR + 3.00%), 03/15/24 (a)	1,471	1,480
Cvent Inc.
1st Lien Term Loan, 5.10%, (3M LIBOR + 3.75%), 11/30/24 (a)	1,385	1,385
First Data Corp.
Term Loan, 3.80%, (3M LIBOR + 2.25%), 04/26/24 (a)	553	553
Kronos Inc.
Term Loan B, 4.90%, (3M LIBOR + 3.50%), 11/01/23 (a)	1,964	1,976
Mitchell International Inc.
Delayed Draw Term Loan, 0.00%, 11/07/24 (a) (h)	95	95
1st Lien Term Loan, 4.61%, (3M LIBOR + 3.25%), 11/20/24 (a)	1,175	1,174
2nd Lien Term Loan, 8.61%, (3M LIBOR + 7.25%), 11/20/25 (a)	400	403
Optiv Security Inc.
1st Lien Term Loan, 4.62%, (3M LIBOR + 3.25%), 01/20/24 (a)	772	721

See accompanying Notes to Financial Statements.

56

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Peak 10 Inc.
1st Lien Term Loan, 4.82%, (3M LIBOR + 3.50%), 07/21/24 (a)	1,631	1,628
Project Alpha Intermediate Holding Inc.
Term Loan, 5.04%, (3M LIBOR + 3.50%), 04/26/24 (a)	1,398	1,366
Quest Software US Holdings Inc.
Term Loan, 7.38%, (3M LIBOR + 6.00%), 09/08/20 (a)	1,155	1,172
Term Loan, 6.92%, (3M LIBOR + 5.50%), 10/31/22 (a)	490	497
Radiate Holdco LLC
1st Lien Term Loan, 4.35%, (3M LIBOR + 3.00%), 12/09/23 (a)	1,800	1,785
RP Crown Parent LLC
Term Loan, 4.35%, (3M LIBOR + 3.00%), 09/21/23 (a)	1,970	1,977
		21,110
Materials 0.4%
BWAY Holding Co.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 03/22/24 (a)	174	175
KIK Custom Products Inc.
Term Loan B, 6.17%, (3M LIBOR + 4.50%), 08/26/22 (a)	1,985	1,997
Klockner-Pentaplast of America Inc.
Term Loan B-2, 5.58%, (3M LIBOR + 4.25%), 06/29/22 (a)	1,591	1,605
Kraton Polymers LLC
Term Loan, 4.35%, (3M LIBOR + 3.00%), 01/06/22 (a)	1,243	1,255
Reynolds Group Holdings Inc.
Term Loan, 4.10%, (3M LIBOR + 2.75%), 01/14/23 (a)	1,313	1,318
		6,350
Real Estate 0.0%
Capital Automotive LP
2nd Lien Term Loan, 7.35%, (3M LIBOR + 6.00%), 03/21/25 (a)	120	123
Telecommunication Services 0.7%
Avaya Inc.
Term Loan B, 6.23%, (3M LIBOR + 4.75%), 11/09/24 (a)	1,830	1,799
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/31/25 (a)	1,115	1,074
Cincinnati Bell Inc.
Term Loan, 5.11%, (3M LIBOR + 3.75%), 10/02/24 (a)	1,345	1,359
Digicel International Finance Ltd.
Term Loan, 5.31%, (3M LIBOR + 3.75%), 05/10/24 (a)	60	60
Greeneden US Holdings II LLC
Term Loan B-2, 5.08%, (3M LIBOR + 3.75%), 12/01/23 (a)	1,099	1,105
Intelsat Jackson Holdings SA
Term Loan B-3, 5.21%, (3M LIBOR + 3.75%), 11/27/23 (a)	2,045	2,000
Securus Technologies Holdings Inc.
1st Lien Term Loan, 5.85%, (3M LIBOR + 4.50%), 06/20/24 (a)	2,095	2,114
Telesat Canada
Term Loan B-4, 4.32%, (3M LIBOR + 3.00%), 11/17/23 (a)	1,157	1,161
		10,672
Total Senior Loan Interests (cost $106,011)		105,902
GOVERNMENT AND AGENCY OBLIGATIONS 19.1%
Collateralized Mortgage Obligations 2.9%
Federal Home Loan Mortgage Corp.
Series HA-4582, REMIC, 3.00%, 09/15/45	3,834	3,836
Series QA-4060, REMIC, 1.50%, 09/15/26	4,290	4,190
Series AN-4030, REMIC, 1.75%, 04/15/27	7,601	7,476
Series CD-4484, REMIC, 1.75%, 07/15/30	6,767	6,635
Series BA-4642, REMIC, 3.00%, 02/15/41	7,732	7,787
	Shares/Par[1]	Value
Series FA-4125, REMIC, 1.83%, (1M US LIBOR + 0.35%), 11/15/42 (a)	5,425	5,422
Federal National Mortgage Association
Series 2016-PA-72, REMIC, 3.00%, 07/25/46	5,511	5,503
		40,849
Commercial Mortgage-Backed Securities 0.1%
Federal Home Loan Mortgage Corp.
Interest Only, Series X1-K722, REMIC, 1.31%, 03/25/23 (a)	13,004	709
Mortgage-Backed Securities 0.7%
Federal Home Loan Mortgage Corp.
3.50%, 09/01/32	9,676	10,031
Sovereign 2.0%
Banco del Estado de Chile
3.88%, 02/08/22	2,400	2,499
Banco Latinoamericano de Comercio Exterior SA
3.25%, 05/07/20	2,000	2,024
Chile Government International Bond
3.25%, 09/14/21	1,600	1,647
2.25%, 10/30/22	2,900	2,855
Costa Rica Government International Bond
10.00%, 08/01/20	400	456
Dominican Republic International Bond
7.50%, 05/06/21	1,400	1,523
Export-Import Bank of India
2.75%, 04/01/20	300	300
3.13%, 07/20/21	2,000	2,008
2.44%, (3M US LIBOR + 1.00%), 08/21/22 (a)	200	201
Indonesia Government International Bond
4.88%, 05/05/21	1,900	2,026
3.70%, 01/08/22	1,200	1,233
3.70%, 01/08/22 (b)	200	205
Israel Electric Corp. Ltd.
5.63%, 06/21/18	500	506
Israel Government International Bond
4.00%, 06/30/22	2,200	2,328
Mexico Government International Bond
3.63%, 03/15/22	900	933
Panama Government International Bond
5.20%, 01/30/20	200	211
Perusahaan Penerbit SBSN Indonesia III
6.13%, 03/15/19	200	209
Poland Government International Bond
5.13%, 04/21/21	1,000	1,082
Republic of Philippines
4.00%, 01/15/21	3,700	3,881
Wakala Global Sukuk Bhd
4.65%, 07/06/21	2,400	2,567
		28,694
Treasury Inflation Indexed Securities 2.2%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/18 (i)	31,265	31,221
U.S. Treasury Securities 11.2%
U.S. Treasury Note
1.00%, 03/15/18	4,500	4,497
0.88%, 03/31/18 - 05/31/18	76,300	76,159
0.75%, 10/31/18	13,550	13,438
2.00%, 08/31/21	31,300	31,192
2.13%, 09/30/21	31,250	31,265
		156,551
Total Government And Agency Obligations (cost $270,130)		268,055
SHORT TERM INVESTMENTS 15.9%
Investment Companies 12.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (j) (k)	172,413	172,413
Treasury Securities 3.6%
U.S. Treasury Bill
1.13%, 01/18/18 (l)	15,000	14,992

See accompanying Notes to Financial Statements.

57

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
1.30%, 03/08/18 (l)	36,000	35,916
		50,908
Total Short Term Investments (cost $223,321)		223,321
Total Investments 98.5% (cost $1,383,249)		1,382,975
Other Derivative Instruments 4.0%		55,882
Other Assets and Liabilities, Net (2.5)%		(34,121)
Total Net Assets 100.0%		$1,404,736

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $479,812 and 34.2%, respectively.

(c)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(d)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e)   The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(f)   Perpetual security. Next contractual call date presented, if applicable.

(g)  Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h)   This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(i)   Treasury inflation indexed note, par amount is adjusted for inflation.

(j)   Investment in affiliate.

(k)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(l)   The coupon rate represents the yield to maturity.

JNL/FPA + DoubleLine Flexible Allocation Fund
COMMON STOCKS 60.2%
Consumer Discretionary 8.8%
Expedia Inc.	290	$34,754
Media Group Holdings LLC (a) (b) (c) (d) (e)	33,207	1,027
Naspers Ltd. - Class N	414	115,209
WPP Plc	2,263	41,009
		191,999
Consumer Staples 0.6%
Unilever NV - CVA	249	14,028
Energy 1.4%
Gazprom OAO Via Gaz Capital SA - ADR	1,800	7,939
Lukoil PJSC - ADR	206	11,816
Occidental Petroleum Corp.	88	6,484
Rosneft OAO - GDR	810	4,047
		30,286
Financials 17.0%
Ally Financial Inc.	1,332	38,853
American Express Co.	294	29,151
American International Group Inc. (f)	1,112	66,261
Aon Plc - Class A (f)	468	62,707
Bank of America Corp. (f)	2,452	72,388
	Shares/Par[1]	Value
Citigroup Inc.	811	60,312
Groupe Bruxelles Lambert SA (d)	404	43,702
		373,374
Health Care 3.3%
Mylan NV (a)	1,053	44,564
Thermo Fisher Scientific Inc.	148	28,089
		72,653
Industrials 7.5%
Arconic Inc.	2,160	58,861
General Electric Co. (f)	1,085	18,934
Jardine Strategic Holdings Ltd.	293	11,608
United Technologies Corp. (f)	583	74,358
		163,761
Information Technology 20.7%
Alphabet Inc. - Class A (a)	31	32,912
Alphabet Inc. - Class C (a)	31	32,784
Analog Devices Inc.	451	40,109
Baidu.com - Class A - ADR (a)	182	42,589
Cisco Systems Inc. (f)	1,570	60,143
Microsoft Corp. (f)	812	69,491
Oracle Corp. (f)	2,172	102,685
QUALCOMM Inc.	195	12,493
TE Connectivity Ltd.	634	60,264
		453,470
Materials 0.9%
Alcoa Corp. (a) (f)	132	7,097
MMC Norilsk Nickel - ADR	621	11,684
		18,781
Total Common Stocks (cost $1,088,677)		1,318,352
PREFERRED STOCKS 0.9%
Consumer Discretionary 0.9%
Porsche Automobil Holding SE (g)	226	18,955
Total Preferred Stocks (cost $13,054)		18,955
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.9%
A10 Securitization LLC
Series 2016-A1-1, 2.42%, 03/15/35 (h)	195	194
Agate Bay Mortgage Trust
Series 2015-A3-6, REMIC, 3.50%, 11/25/35 (h) (i)	5,698	5,777
AIMCO CLO Corp.
Series 2014-AR-AA, 2.46%, (3M US LIBOR + 1.10%), 07/20/26 (h) (i)	3,000	3,005
ALM XIX LLC
Series 2016-A1-19A, 2.91%, (3M US LIBOR + 1.55%), 07/15/28 (h) (i)	5,000	5,029
Series 2016-A2-19A, 3.56%, (3M US LIBOR + 2.20%), 07/15/28 (h) (i)	5,000	5,049
Anchorage Capital CLO Ltd.
Series 2012-A2R-1A, 3.46%, (3M US LIBOR + 2.10%), 01/13/27 (h) (i)	5,000	5,013
Arcadia Receivables Credit Trust
Series 2017-A-1, 3.25%, 06/15/23 (h)	4,130	4,143
Atlas Senior Loan Fund IV Ltd.
Series 2013-A1LR-2A, 2.40%, (3M US LIBOR + 0.98%), 02/17/26 (h) (i)	4,000	4,003
Atrium Hotel Portfolio Trust
Series 2017-E-ATRM, 4.53%, (1M US LIBOR + 3.05%), 11/15/19 (h) (i)	949	939
Avant Loans Funding Trust
Series 2017-A-A, 2.41%, 03/15/21 (h)	887	886
Babson CLO Ltd.
Series 2014-AR-3A, 2.68%, (3M US LIBOR + 1.32%), 01/15/26 (h) (i)	2,000	2,003
Banc of America Commercial Mortgage Trust
Interest Only, Series 2016-XA-UB10, REMIC, 2.00%, 06/15/49 (i)	9,572	1,019
BANK 2017-BNK6
Interest Only, Series 2017-XA, REMIC, 0.88%, 07/15/60 (i)	15,488	946
BBCMS Trust
Series 2017-C-DELC, REMIC, 2.68%, (1M US LIBOR + 1.20%), 08/15/19 (h) (i)	194	194

See accompanying Notes to Financial Statements.

58

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series 2017-D-DELC, REMIC, 3.18%, (1M US LIBOR + 1.70%), 08/15/19 (h) (i)	221	220
Series 2017-E-DELC, REMIC, 3.98%, (1M US LIBOR + 2.50%), 08/15/19 (h) (i)	463	463
Series 2017-F-DELC, REMIC, 4.98%, (1M US LIBOR + 3.50%), 08/15/19 (h) (i)	444	442
Series 2014-E-BXO, REMIC, 4.04%, (1M US LIBOR + 2.56%), 08/15/27 (h) (i)	1,094	1,096
Interest Only, Series 2017-XA-C1, REMIC, 1.52%, 02/15/50 (i)	10,020	1,041
Bear Stearns Alt-A Trust
Series 2006-31A1-4, REMIC, 3.54%, 07/25/36 (i)	9,029	8,288
Benefit Street Partners CLO III Ltd.
Series 2013-A1R-IIIA, 2.56%, (3M US LIBOR + 1.25%), 01/20/31 (h) (i)	1,000	1,008
BSPRT Ltd.
Series 2017-A-FL2, 2.30%, (1M US LIBOR + 0.82%), 10/01/34 (h) (i)	375	375
Series 2017-AS-FL2, 2.35%, (1M US LIBOR + 1.10%), 10/01/34 (h) (i)	131	131
Series 2017-B-FL2, 2.65%, (1M US LIBOR + 1.40%), 10/01/34 (h) (i)	131	131
BX Trust
Series 2017-D-SLCT, 3.53%, (1M US LIBOR + 2.05%), 07/15/19 (h) (i)	371	371
Series 2017-E-SLCT, 4.63%, (1M US LIBOR + 3.15%), 07/15/19 (h) (i)	610	613
CFCRE Commercial Mortgage Trust
Interest Only, Series 2017-XB-C8, 0.96%, 06/15/50 (i)	4,001	308
Interest Only, Series 2017-XA-C8, 1.67%, 06/15/50 (i)	11,088	1,212
Interest Only, Series 2016-XA-C4, REMIC, 1.75%, 05/10/58 (i)	9,953	1,059
CFIP CLO Ltd.
Series 2014-AR-1A, 2.68%, (3M US LIBOR + 1.32%), 07/13/29 (h) (i)	1,000	1,009
CG-CCRE Commercial Mortgage Trust
Series 2014-A-FL2, REMIC, 3.33%, (1M US LIBOR + 1.85%), 11/15/31 (h) (i)	322	321
CGCMT Trust
Series 2010-JA4B-RR2, REMIC, 6.07%, 01/19/18 (h)	768	768
Chicago Skyscraper Trust
Series 2017-B-SKY, 2.58%, (1M US LIBOR + 1.10%), 02/15/19 (h) (i)	364	364
Series 2017-C-SKY, 2.73%, (1M US LIBOR + 1.25%), 02/15/19 (h) (i)	202	203
CHT Mortgage Trust
Series 2017-E-CSMO, REMIC, 4.38%, (1M US LIBOR + 3.00%), 11/15/19 (h) (i)	621	623
Series 2017-F-CSMO, REMIC, 5.12%, (1M US LIBOR + 3.74%), 11/15/19 (h) (i)	331	332
Citigroup Commercial Mortgage Trust
Interest Only, Series 2016-XA-GC36, REMIC, 1.34%, 02/10/49 (i)	3,230	255
Citigroup Mortgage Loan Trust Inc.
Series 2007-1A1A-AR8, REMIC, 3.53%, 08/25/37 (i)	2,540	2,368
CLNS Trust
Series 2017-D-IKPR, 3.48%, (1M US LIBOR + 2.05%), 06/11/22 (h) (i)	654	655
Series 2017-E-IKPR, 4.93%, (1M US LIBOR + 3.50%), 06/11/22 (h) (i)	654	655
Cold Storage Trust
Series 2017-A-ICE3, 2.48%, (1M US LIBOR + 1.00%), 04/15/24 (h) (i)	542	543
Series 2017-C-ICE3, 2.83%, (1M US LIBOR + 1.35%), 04/15/24 (h) (i)	661	662
Colony Starwood Homes Trust
Series 2016-D-2A, REMIC, 3.83%, (1M US LIBOR + 2.35%), 12/17/18 (h) (i)	1,000	1,011
COLT Mortgage Loan Trust
Series 2017-A3-1, 3.07%, 05/27/47 (h) (i)	2,994	2,965
COMM Mortgage Trust
Interest Only, Series 2013-XA-LC6, REMIC, 1.46%, 01/10/23 (i)	14,590	801
	Shares/Par[1]	Value
Interest Only, Series 2013-XA-CR9, REMIC, 0.19%, 07/10/45 (i)	70,305	389
Commercial Mortgage Loan Trust
Interest Only, Series 2013-XA-CR12, REMIC, 1.29%, 10/10/46 (i)	6,856	347
Commercial Mortgage Trust
Interest Only, Series 2017-XA-CD4, REMIC, 1.33%, 04/10/27 (i)	5,290	477
Credit Suisse Commercial Mortgage Trust
Series 2008-AM-C1, REMIC, 6.33%, 02/15/41 (h) (i)	939	939
Credit Suisse Mortgage Trust
Series 2017-B-HD, 2.83%, (1M US LIBOR + 1.35%), 02/15/20 (h) (i)	341	341
Series 2017-C-HD, 3.18%, (1M US LIBOR + 1.70%), 02/15/20 (h) (i)	164	164
Series 2017-D-HD, 3.98%, (1M US LIBOR + 2.50%), 02/15/20 (h) (i)	353	353
Series 2017-C-LSTK, REMIC, 3.23%, 04/05/21 (h)	310	310
Series 2017-D-LSTK, REMIC, 3.33%, 04/05/21 (h) (i)	369	364
Series 2017-E-LSTK, REMIC, 3.33%, 04/05/21 (h) (i)	340	337
Interest Only, Series 2017-XB-LSTK, REMIC, 0.21%, 04/05/33 (h) (i)	1,967	11
Interest Only, Series 2017-XA-LSTK, REMIC, 0.57%, 04/05/33 (h) (i)	5,407	75
CSAIL Commercial Mortgage Trust
Interest Only, Series 2016-XA-C6, REMIC, 1.81%, 01/15/49 (i)	13,311	1,396
Interest Only, Series 2017-XA-CX9, REMIC, 0.90%, 08/15/27 (i)	18,890	977
Interest Only, Series 2017-XA-C8, REMIC, 1.26%, 06/15/50 (i)	11,530	919
CSMC Trust
Series 2017-D-CHOP, REMIC, 3.38%, (1M US LIBOR + 1.90%), 07/15/32 (h) (i)	986	987
Cutwater Ltd.
Series 2014-A1AR-1A, 2.61%, (3M US LIBOR + 1.25%), 07/15/26 (h) (i)	3,000	3,007
CVP CLO Ltd.
Series 2017-A-1A, 2.65%, (3M US LIBOR + 1.34%), 07/20/30 (h) (i)	1,000	1,011
Earnest Student Loan Program LLC
Series 2016-A2-B, 3.02%, 05/25/34 (h)	4,618	4,595
FirstKey Mortgage Trust
Series 2014-A8-1, REMIC, 3.50%, 12/25/33 (h) (i)	10,308	10,474
FREMF Mortgage Trust
Series 2016-B-KF22, REMIC, 6.42%, (1M US LIBOR + 5.05%), 07/25/23 (h) (i)	730	771
GMAC Commercial Mortgage Securities Inc.
Series 2004-E-C3, REMIC, 5.14%, 12/10/41 (h) (i)	1,087	1,069
Great Wolf Trust
Series 2017-D-WOLF, 3.58%, (1M US LIBOR + 2.10%), 09/15/19 (h) (i)	302	302
Series 2017-E-WOLF, 4.58%, (1M US LIBOR + 3.10%), 09/15/19 (h) (i)	468	468
Series 2017-F-WOLF, 5.55%, (1M US LIBOR + 4.07%), 09/15/19 (h) (i)	249	249
GS Mortgage Securities Corp. II
Interest Only, Series 2017-XA-GS8, 0.98%, 11/10/50 (i)	12,591	938
GS Mortgage Securities Trust
Series 2017-E-500K, 2.98%, (1M US LIBOR + 1.50%), 07/15/19 (h) (i)	462	462
Series 2017-F-500K, 3.28%, (1M US LIBOR + 1.80%), 07/15/19 (h) (i)	317	317
Series 2017-G-500K, 3.98%, (1M US LIBOR + 2.50%), 07/15/19 (h) (i)	202	202
Interest Only, Series 2016-XA-GS3, 1.28%, 10/10/49 (i)	10,775	872
Interest Only, Series 2017-XA-GS6, 1.05%, 05/10/50 (i)	15,183	1,215
Interest Only, Series 2013-XA-GC10, REMIC, 1.56%, 02/10/46 (i)	13,527	828

See accompanying Notes to Financial Statements.

59

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Interest Only, Series 2016-XA-GS2, REMIC, 1.67%, 05/10/49 (i)	13,991	1,360
Series 2013-A2-GC14, REMIC, 3.00%, 08/10/18	1,798	1,805
Interest Only, Series 2017-C-2, REMIC, 1.14%, 08/10/50 (i)	11,552	972
Invitation Homes Trust
Series 2015-A-SFR3, REMIC, 2.78%, (1M US LIBOR + 1.30%), 08/17/32 (h) (i)	1,425	1,428
Jamestown CLO III Ltd.
Series 2013-A1AR-3A, 2.50%, (3M US LIBOR + 1.14%), 01/15/26 (h) (i)	2,000	2,002
Jamestown CLO IV Ltd.
Series 2014-A1AR-4A, 2.05%, (3M US LIBOR + 0.69%), 07/15/26 (h) (i)	4,000	4,000
JPMBB Commercial Mortgage Securities Trust
Interest Only, Series 2016-XA-C2, REMIC, 1.70%, 06/15/49 (i)	18,585	1,692
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2016-B-ASH, 3.63%, (1M US LIBOR + 2.15%), 10/15/22 (h) (i)	596	597
Series 2016-C-ASH, 4.23%, (1M US LIBOR + 2.75%), 10/15/22 (h) (i)	337	338
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-AM-LD11, REMIC, 6.01%, 06/15/49 (i)	314	321
Series 2017-C-MAUI, REMIC, 2.73%, (1M US LIBOR + 1.25%), 07/15/19 (h) (i)	254	254
Series 2017-D-MAUI, REMIC, 3.43%, (1M US LIBOR + 1.95%), 07/15/19 (h) (i)	238	238
Series 2017-E-MAUI, REMIC, 4.43%, (1M US LIBOR + 2.95%), 07/15/19 (h) (i)	211	211
Series 2017-F-MAUI, REMIC, 5.23%, (1M US LIBOR + 3.75%), 07/15/19 (h) (i)	297	297
Series 2014-A-FL6, REMIC, 2.88%, (1M US LIBOR + 1.40%), 11/15/31 (h) (i)	581	581
Series 2006-AMS-LDP9, REMIC, 5.34%, 05/15/47	1,138	1,137
Series 2007-AM-LDPX, REMIC, 5.46%, 01/15/49 (i)	600	602
JPMorgan Mortgage Trust
Series 2014-A707-FRR1, RE-REMIC, 4.35%, 12/27/18 (h)	1,022	1,021
Kabbage Asset Securitization LLC
Series 2017-A-1, 4.57%, 03/16/20 (h)	7,000	7,074
KVK CLO Ltd.
Series 2015-AR-1A, 2.56%, (3M US LIBOR + 1.25%), 05/20/27 (h) (i)	5,000	5,029
LCCM Mortgage Trust
Series 2014-MRC-PKMD, REMIC, 2.86%, 11/14/19 (h) (i)	1,018	1,015
Lendmark Funding Trust
Series 2017-A-1A, 2.83%, 12/22/25 (h)	4,000	3,990
LSTAR Commercial Mortgage Trust
Interest Only, Series 2017-X-5, 1.23%, 03/10/50 (h) (i)	7,654	429
Midocean Credit CLO VII
Series 2017-A1-7A, 2.67%, (3M US LIBOR + 1.32%), 07/15/29 (h) (i)	4,000	4,012
Mill City Mortgage Loan Trust
Series 2017-A1-1, REMIC, 2.75%, 11/25/58 (h) (i)	4,209	4,209
Milos CLO Ltd.
Series 2017-A-1A, 2.61%, (3M US LIBOR + 1.25%), 10/20/30 (h) (i)	4,000	4,015
Morgan Stanley Bank of America Merrill Lynch Trust
Interest Only, Series 2014-XA-C19, REMIC, 1.13%, 12/15/47 (i)	24,700	1,169
Interest Only, Series 2014-LNCX-C19, REMIC, 0.60%, 12/15/46 (h)	25,082	921
Interest Only, Series 2016-XA-C32, REMIC, 0.77%, 12/15/49 (i)	3,057	158
Morgan Stanley Capital I Trust
Series 2017-A-PRME, REMIC, 2.38%, (1M US LIBOR + 0.90%), 02/15/19 (h) (i)	501	501
	Shares/Par[1]	Value
Octagon Investment Partners XXVII Ltd.
Series 2016-D-1A, 6.11%, (3M US LIBOR + 4.75%), 07/15/27 (h) (i)	1,000	1,017
OneMain Financial Issuance Trust
Series 2015-A-2A, 2.57%, 10/18/18 (h)	3,278	3,275
Oportun Funding IV LLC
Series 2016-A-C, 3.28%, 11/08/21 (h)	2,000	1,985
Pretium Mortgage Credit Partners I LLC
Series 2017-A1-NPL1, REMIC, 3.50%, 04/29/31 (h) (j)	3,279	3,284
PRPM LLC
Series 2017-2, 3.47%, 09/25/22 (h) (j)	9,553	9,553
RAIT Trust
Series 2016-A-FL6, 2.91%, (1M US LIBOR + 1.45%), 02/13/19 (h) (i)	308	308
Series 2017-A-FL7, 2.36%, (1M US LIBOR + 0.95%), 06/15/37 (h) (i)	766	766
Series 2017-AS-FL7, 2.71%, (1M US LIBOR + 1.30%), 06/15/37 (h) (i)	214	214
RCO Trust
Series 2017-A-INV1, REMIC, 3.20%, 11/25/52 (h) (i)	6,598	6,617
Series 2017-M1-INV1, REMIC, 3.90%, 11/25/52 (h) (i)	3,732	3,716
Rockford Tower CLO Ltd.
Series 2017-A-2A, 2.51%, (3M US LIBOR + 1.27%), 10/15/29 (h) (i)	2,000	2,006
Rosslyn Portfolio Trust
Series 2017-A-ROSS, 2.43%, (1M US LIBOR + 0.95%), 06/15/33 (h) (i)	493	492
Series 2017-B-ROSS, 2.73%, (1M US LIBOR + 1.25%), 06/15/33 (h) (i)	493	491
SCF Equipment Leasing LLC
Series 2017-A-1A, 3.77%, 01/20/23 (h)	1,584	1,580
Sequoia Mortgage Trust
Series 2013-A2-6, REMIC, 3.00%, 05/25/43 (i)	2,348	2,343
SG Commercial Mortgage Securities Trust
Interest Only, Series 2016-XA-C5, REMIC, 2.02%, 10/10/48 (i)	7,654	898
SLM Private Credit Student Loan Trust
Series 2006-A5-A, 1.88%, (3M US LIBOR + 0.29%), 06/15/39 (i)	500	479
Sofi Consumer Loan Program LLC
Series 2017-A1-5, 2.14%, 11/25/19 (h)	1,657	1,653
Series 2017-A1-6, 2.20%, 12/25/19 (h)	2,362	2,356
Series 2016-A-3, 3.05%, 05/25/21 (h)	1,126	1,131
Series 2017-A-3, 2.77%, 01/25/22 (h)	1,510	1,515
Series 2017-A2-6, 2.82%, 01/25/22 (h)	2,500	2,486
Series 2017-A2-5, 2.78%, 03/25/22 (h)	1,000	988
Series 2017-A-1, 3.28%, 01/26/26 (h)	1,911	1,929
SpringCastle America Funding LLC
Series 2016-A-AA, 3.05%, 04/25/29 (h)	3,240	3,260
Springleaf Funding Trust
Series 2015-A-AA, 3.16%, 05/15/19 (h)	4,000	4,016
Steele Creek CLO Ltd.
Series 2015-AR-1A, 2.70%, (3M US LIBOR + 1.26%), 05/21/29 (h) (i)	2,387	2,405
Sutherland Commercial Mortgage Loans LLC
Series 2015-A-SBC4, 4.00%, 06/25/39 (h)	249	250
TCI-Cent CLO Ltd.
Series 2016-A2-1A, 3.52%, (3M US LIBOR + 2.20%), 12/21/29 (h) (i)	1,500	1,514
TCI-Flatiron CLO Ltd.
Series 2016-B-1A, 3.55%, (3M US LIBOR + 2.20%), 07/17/28 (h) (i)	2,500	2,524
Series 2016-C-1A, 4.40%, (3M US LIBOR + 3.05%), 07/17/28 (h) (i)	2,500	2,538
Textainer Marine Containers V Ltd.
Series 2017-A-1A, 3.72%, 01/20/26 (h)	2,347	2,368
THL Credit Wind River CLO Ltd.
Series 2016-A-1A, 3.01%, (3M US LIBOR + 1.65%), 07/15/28 (h) (i)	4,000	4,017
Series 2016-B-1A, 3.71%, (3M US LIBOR + 2.35%), 07/15/28 (h) (i)	5,000	5,042
Series 2014-AR-2A, 0.00%, (3M US LIBOR + 1.14%), 01/15/31 (b) (h) (i)	2,500	2,500

See accompanying Notes to Financial Statements.

60

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
TRU Trust
Series 2016-A-TOYS, REMIC, 3.73%, (1M US LIBOR + 2.25%), 11/15/19 (h) (i)	1,121	1,113
UBS Commercial Mortgage Trust
Interest Only, Series 2012-XA-C1, REMIC, 2.08%, 05/10/45 (h) (i)	7,909	577
Interest Only, Series 2017-XA-C1, REMIC, 1.61%, 06/15/50 (i)	8,234	907
Venture VIII CDO Ltd.
Series 2007-B-8A, 1.78%, (3M US LIBOR + 0.42%), 07/22/21 (h) (i)	1,000	998
Venture XX CLO Ltd.
Series 2015-AR-20A, 2.51%, (3M US LIBOR + 0.82%), 04/23/27 (h) (i)	2,000	1,998
Venture XXIX CDO Ltd.
Series 2017-A-29A, 2.60%, (3M US LIBOR + 1.28%), 09/15/30 (h) (i)	2,000	2,007
VOLT LIV LLC
Series 2017-A1-NPL1, 3.50%, 02/25/47 (h) (j)	3,653	3,655
VOLT LVII LLC
Series 2017-A1-NPL4, 3.38%, 04/25/47 (h) (j)	8,280	8,288
Voya CLO Ltd.
Series 2014-A1R-4A, 2.31%, (3M US LIBOR + 0.95%), 10/14/26 (h) (i)	5,000	5,010
Wachovia Bank Commercial Mortgage Trust
Series 2007-AJ-C30, REMIC, 5.41%, 12/15/43 (i)	298	304
Series 2006-AJ-C28, REMIC, 5.63%, 10/15/48 (i)	656	661
Series 2007-AJ-C33, REMIC, 6.01%, 02/15/51 (i)	919	935
Wells Fargo Commercial Mortgage Trust
Series 2016-C-C34, REMIC, 5.03%, 05/15/49 (i)	1,245	1,296
Interest Only, Series 2016-XA-LC24, REMIC, 1.73%, 10/15/49 (i)	8,268	884
Interest Only, Series 2017-XA-RB1, REMIC, 1.29%, 03/15/50 (i)	4,182	387
Interest Only, Series 2015-XA-LC22, REMIC, 0.89%, 09/15/58 (i)	17,425	882
Westlake Automobile Receivables Trust
Series 2016-C-3A, 2.46%, 01/18/22 (h)	5,000	4,967
Series 2017-C-2A, 2.59%, 12/15/22 (h)	5,000	4,958
WinWater Mortgage Loan Trust
Series 2016-2A3-1, REMIC, 3.00%, 12/20/30 (h) (i)	6,235	6,190
Total Non-U.S. Government Agency Asset-Backed Securities (cost $281,466)		282,570
CORPORATE BONDS AND NOTES 7.9%
Consumer Discretionary 0.6%
1011778 B.C. Unlimited Liability Co.
4.25%, 05/15/24 (h)	600	599
Amazon.com Inc.
2.60%, 12/05/19	1,550	1,566
1.90%, 08/21/20 (h)	525	521
American Axle & Manufacturing Inc.
6.63%, 10/15/22 (k)	465	482
CCO Holdings LLC
4.00%, 03/01/23 (h)	140	139
5.13%, 05/01/23 (h) (k)	125	128
Comcast Corp.
5.15%, 03/01/20	1,235	1,311
CRC Escrow Issuer LLC
5.25%, 10/15/25 (h) (k)	605	610
Dollar Tree Inc.
5.75%, 03/01/23	370	388
Goodyear Tire & Rubber Co.
5.13%, 11/15/23 (k)	440	458
Gray Television Inc.
5.13%, 10/15/24 (h)	610	608
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	605	612
Live Nation Entertainment Inc.
4.88%, 11/01/24 (h)	200	206
LTF Merger Sub Inc.
8.50%, 06/15/23 (h)	545	575
NCL Corp. Ltd.
4.75%, 12/15/21 (h)	600	620
	Shares/Par[1]	Value
Newell Rubbermaid Inc.
2.60%, 03/29/19 (l)	299	300
3.15%, 04/01/21 (l)	1,165	1,178
Outfront Media Capital LLC
5.25%, 02/15/22	260	267
Penske Automotive Group Inc.
3.75%, 08/15/20	585	595
Scientific Games International Inc.
7.00%, 01/01/22 (h)	445	469
Sirius XM Radio Inc.
3.88%, 08/01/22 (h)	260	261
5.38%, 07/15/26 (h)	225	233
Six Flags Entertainment Corp.
4.88%, 07/31/24 (h)	765	776
Tempur Sealy International Inc.
5.63%, 10/15/23	315	328
Tribune Media Co.
5.88%, 07/15/22	315	324
		13,554
Consumer Staples 0.6%
B&G Foods Inc.
5.25%, 04/01/25	560	570
BAT Capital Corp.
2.30%, 08/14/20 (h)	930	925
CK Hutchison International 17 Ltd.
2.88%, 04/05/22 (h)	1,800	1,794
CVS Health Corp.
2.80%, 07/20/20	1,805	1,812
General Mills Inc.
2.20%, 10/21/19	1,605	1,603
Grupo Bimbo SAB de CV
4.88%, 06/30/20	1,000	1,058
JBS USA LLC
7.25%, 06/01/21 (h)	575	585
Kroger Co.
6.15%, 01/15/20	1,423	1,526
Molson Coors Brewing Co.
1.45%, 07/15/19	1,304	1,286
Pilgrim's Pride Corp.
5.75%, 03/15/25 (h)	280	289
Post Holdings Inc.
5.50%, 03/01/25 (h)	585	607
Reynolds American Inc.
3.25%, 06/12/20	1,063	1,080
Spectrum Brands Inc.
6.63%, 11/15/22	375	389
TreeHouse Foods Inc.
6.00%, 02/15/24 (h)	120	125
		13,649
Energy 1.0%
Bharat Petroleum Corp. Ltd.
4.63%, 10/25/22 (k)	1,700	1,799
BP Capital Markets Plc
1.68%, 05/03/19	1,643	1,635
1.77%, 09/19/19	155	154
Cheniere Energy Partners LP
5.25%, 10/01/25 (h)	300	306
Delek & Avner Tamar Bond Ltd.
4.44%, 12/30/20 (h)	1,120	1,123
Delek & Avner Yam Tethys Ltd.
5.08%, 12/30/23 (h)	400	403
Energy Transfer Equity LP
4.25%, 03/15/23 (k)	570	565
EQT Corp.
2.50%, 10/01/20	1,820	1,809
Indian Oil Corp. Ltd.
5.63%, 08/02/21	1,300	1,411
Kinder Morgan Inc.
3.05%, 12/01/19	1,812	1,825
NGL Energy Partners LP
6.13%, 03/01/25	525	514
ONGC Videsh Ltd.
3.25%, 07/15/19	800	805

See accompanying Notes to Financial Statements.

61

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
ONGC Videsh Vankorneft Pte Ltd.
2.88%, 01/27/22 (k)	1,100	1,088
Petronas Capital Ltd.
3.13%, 03/18/22	1,900	1,919
Reliance Holding USA Inc.
4.50%, 10/19/20	1,200	1,255
5.40%, 02/14/22	650	705
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20	1,300	1,294
Sinopec Group Overseas Development 2017 Ltd.
3.00%, 04/12/22 (h)	600	600
TerraForm Power Operating LLC
4.25%, 01/31/23 (h)	585	580
Transocean Proteus Ltd.
6.25%, 12/01/24 (h)	252	264
Transportadora de Gas Internacional SA ESP
5.70%, 03/20/22	800	820
Whiting Petroleum Corp.
5.00%, 03/15/19	300	307
		21,181
Financials 3.1%
AerCap Ireland Capital Ltd.
4.63%, 10/30/20	1,600	1,678
Agromercantil Senior Trust
6.25%, 04/10/19	525	540
Altice US Finance I Corp.
5.38%, 07/15/23 (h)	575	589
American Express Co.
2.20%, 10/30/20	1,830	1,815
Banco de Credito del Peru
5.38%, 09/16/20	140	149
4.25%, 04/01/23 (k)	300	314
Banco Internacional del Peru S.A.A. of Panama
5.75%, 10/07/20	900	967
Banco Santander Chile
3.88%, 09/20/22 (k)	690	717
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander
5.95%, 01/30/24 (i)	1,500	1,555
Banistmo SA
3.65%, 09/19/22 (h)	200	197
Bank of America Corp.
2.63%, 10/19/20	1,810	1,823
Bank of Nova Scotia
2.15%, 07/14/20	2,050	2,039
BDO Unibank Inc.
2.63%, 10/24/21	750	743
2.95%, 03/06/23	1,050	1,033
Capital One Financial Corp.
2.40%, 10/30/20	1,945	1,934
Caterpillar Financial Services Corp.
1.70%, 06/16/18	760	759
2.10%, 01/10/20	990	987
Citigroup Inc.
2.05%, 12/07/18	1,360	1,358
2.33%, (3M US LIBOR + 0.96%), 04/25/22 (i)	1,070	1,081
CNOOC Finance 2012 Ltd.
3.88%, 05/02/22	600	619
CNOOC Finance 2015 Australia Pty Ltd.
2.63%, 05/05/20	1,300	1,296
CNPC General Capital Ltd.
3.95%, 04/19/22	1,800	1,868
Commonwealth Bank of Australia
2.25%, 03/10/20 (h)	1,490	1,486
2.05%, 09/18/20 (h)	480	475
DAE Funding LLC
4.50%, 08/01/22 (h)	345	339
Daimler Finance North America LLC
2.25%, 03/02/20 (h)	805	801
2.30%, 02/12/21 (h)	1,055	1,047
DBS Group Holdings Ltd.
3.60%, (callable at 100 beginning 09/07/21) (m)	1,900	1,900
Fondo Mivivienda SA
3.50%, 01/31/23	400	401
3.50%, 01/31/23 (h)	1,000	1,001
	Shares/Par[1]	Value
General Motors Financial Co. Inc.
2.65%, 04/13/20	1,460	1,460
Global Bank Corp.
4.50%, 10/20/21	1,050	1,071
4.50%, 10/20/21 (h)	400	407
Goldman Sachs Group Inc.
2.90%, 07/19/18	730	734
2.30%, 12/13/19	1,085	1,083
Guanay Finance Ltd.
6.00%, 12/15/20	826	850
Icahn Enterprises LP
6.25%, 02/01/22	610	626
Itau CorpBanca
3.88%, 09/22/19	200	204
JPMorgan Chase & Co.
2.25%, 01/23/20	1,990	1,991
Level 3 Financing Inc.
5.38%, 08/15/22	585	592
Malayan Banking Bhd
3.90%, 10/29/26 (i)	600	613
Morgan Stanley
2.29%, (3M US LIBOR + 0.93%), 07/22/22 (i)	2,060	2,079
MUFG Americas Holdings Corp.
2.25%, 02/10/20	1,305	1,299
National Rural Utilities Cooperative Finance Corp.
2.30%, 11/15/19	1,205	1,208
Nationstar Mortgage LLC
6.50%, 07/01/21	470	477
Navient Corp.
6.50%, 06/15/22	390	410
Nexstar Escrow Corp.
5.63%, 08/01/24 (h)	270	279
Oversea-Chinese Banking Corp. Ltd.
4.00%, 10/15/24 (i)	2,000	2,035
Peabody Securities Finance Corp.
6.00%, 03/31/22 (h)	690	716
Peru Enhanced Pass-Through Finance Ltd.
0.00%, 06/02/25 (n)	2,500	2,175
PNC Bank NA
2.45%, 11/05/20	740	742
PNC Funding Corp.
4.38%, 08/11/20	1,020	1,070
Prudential Financial Inc.
7.38%, 06/15/19	1,470	1,579
Shire Acquisitions Investments Ireland Ltd.
1.90%, 09/23/19	1,040	1,030
SPARC EM Ltd.
0.00%, 12/05/22 (n)	700	640
0.00%, 12/05/22 (h) (n)	800	732
Starwood Property Trust Inc.
4.75%, 03/15/25 (h)	585	580
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	1,870	1,826
TIAA Asset Management Finance Co. LLC
2.95%, 11/01/19 (h)	1,075	1,085
UBS AG
2.45%, 12/01/20 (h)	1,145	1,142
United Overseas Bank Ltd.
3.50%, 09/16/26 (i)	1,700	1,713
2.88%, 03/08/27 (i)	200	196
Wells Fargo & Co.
1.50%, 01/16/18	1,650	1,650
2.15%, 01/30/20	350	349
Westpac Banking Corp.
1.95%, 11/23/18	635	634
1.60%, 08/19/19	675	668
		67,456
Health Care 0.7%
Amgen Inc.
2.20%, 05/11/20	2,005	1,998
Anthem Inc.
2.50%, 11/21/20	300	300
AstraZeneca Plc
2.38%, 11/16/20	1,910	1,906

See accompanying Notes to Financial Statements.

62

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Cardinal Health Inc.
1.95%, 06/14/19	2,005	1,993
Celgene Corp.
2.88%, 08/15/20	1,815	1,832
Centene Corp.
4.75%, 01/15/25	525	533
HCA Inc.
4.25%, 10/15/19	705	720
McKesson Corp.
2.28%, 03/15/19	1,360	1,360
New Amethyst Corp.
6.25%, 12/01/24 (h)	110	114
Quintiles Transnational Corp.
4.88%, 05/15/23 (h)	673	696
Select Medical Corp.
6.38%, 06/01/21	430	441
Thermo Fisher Scientific Inc.
2.15%, 12/14/18	1,380	1,380
3.60%, 08/15/21	180	186
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (h)	405	426
WellCare Health Plans Inc.
5.25%, 04/01/25	400	424
WellPoint Inc.
2.30%, 07/15/18	1,150	1,151
		15,460
Industrials 0.4%
Adani Ports & Special Economic Zone Ltd.
3.50%, 07/29/20	1,300	1,313
Aircastle Ltd.
5.00%, 04/01/23	200	211
Cintas Corp. No. 2
2.90%, 04/01/22	1,960	1,975
Northrop Grumman Corp.
2.08%, 10/15/20	1,830	1,814
Prime Security Services Borrower LLC
9.25%, 05/15/23 (h)	410	454
PSA International Pte Ltd.
4.63%, 09/11/19	1,100	1,140
United Continental Holdings Inc.
4.25%, 10/01/22	140	141
United Technologies Corp.
1.50%, 11/01/19	1,120	1,107
1.90%, 05/04/20	1,215	1,203
		9,358
Information Technology 0.3%
Alibaba Group Holding Ltd.
2.50%, 11/28/19	200	200
3.13%, 11/28/21	200	203
First Data Corp.
5.75%, 01/15/24 (h)	445	462
QUALCOMM Inc.
2.10%, 05/20/20	2,015	2,006
Tencent Holdings Ltd.
2.88%, 02/11/20 (k)	1,300	1,308
VMware Inc.
2.30%, 08/21/20	2,010	1,997
		6,176
Materials 0.2%
BWAY Holding Co.
5.50%, 04/15/24 (h)	580	604
Celulosa Arauco y Constitucion SA
4.75%, 01/11/22	100	106
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (h)	270	273
Inversiones CMPC SA
4.50%, 04/25/22	1,650	1,727
Reynolds Group Issuer Inc.
5.13%, 07/15/23 (h)	555	575
Sherwin-Williams Co.
2.25%, 05/15/20	1,810	1,803
UPL Corp. Ltd.
3.25%, 10/13/21	200	199
		5,287
	Shares/Par[1]	Value
Real Estate 0.2%
Boston Properties LP
5.88%, 10/15/19	1,150	1,213
Equinix Inc.
5.38%, 04/01/23	670	693
ESH Hospitality Inc.
5.25%, 05/01/25 (h)	670	680
SBA Communications Corp.
4.00%, 10/01/22 (h)	610	610
Simon Property Group LP
2.20%, 02/01/19	1,425	1,425
		4,621
Telecommunication Services 0.5%
America Movil SAB de CV
3.13%, 07/16/22	1,500	1,518
AT&T Inc.
2.80%, 02/17/21	620	622
Axiata Group Bhd
3.47%, 11/19/20	1,700	1,721
Bharti Airtel International (Netherlands) BV
5.13%, 03/11/23	400	425
British Telecommunications Plc
5.95%, 01/15/18	1,380	1,382
Cincinnati Bell Inc.
7.00%, 07/15/24 (h)	285	280
CommScope Inc.
5.00%, 06/15/21 (h)	445	454
Digicel Group Ltd.
8.25%, 09/30/20	400	395
Level 3 Communications Inc.
5.75%, 12/01/22	440	442
Orange SA
2.75%, 02/06/19	1,530	1,539
1.63%, 11/03/19	125	124
Telefonica Chile SA
3.88%, 10/12/22	1,500	1,545
		10,447
Utilities 0.3%
American Electric Power Co. Inc.
2.15%, 11/13/20	345	343
Calpine Corp.
5.75%, 01/15/25 (k)	315	299
Comision Federal de Electricidad
4.88%, 05/26/21 (k)	1,000	1,058
Consolidated Edison Inc.
2.00%, 03/15/20	1,005	1,000
E.CL SA
5.63%, 01/15/21	500	540
Empresa de Energia de Bogota SA ESP
6.13%, 11/10/21	200	204
NextEra Energy Partners LP
4.25%, 09/15/24 (h)	580	587
NRG Energy Inc.
6.25%, 07/15/22	300	312
Southern Co.
2.45%, 09/01/18	1,125	1,127
1.85%, 07/01/19	565	562
		6,032
Total Corporate Bonds And Notes (cost $173,175)		173,221
SENIOR LOAN INTERESTS 2.6%
Consumer Discretionary 0.7%
Aristocrat Leisure Ltd.
Term Loan, 0.00%, (3M LIBOR + 2.00%), 10/19/24 (i) (o)	220	220
Caesars Resort Collection LLC
1st Lien Term Loan B, 4.34%, (3M LIBOR + 2.75%), 09/28/24 (i)	940	944
CBS Radio Inc.
Term Loan B, 4.17%, 03/01/24	540	542
Cengage Learning Inc.
Term Loan, 5.71%, (3M LIBOR + 4.25%), 06/01/23 (i)	943	898

See accompanying Notes to Financial Statements.

63

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
ClubCorp Club Operations Inc.
Term Loan B, 4.59%, (3M LIBOR + 3.25%), 08/15/24 (i)	406	408
CSC Holdings LLC
1st Lien Term Loan, 3.74%, (3M LIBOR + 2.25%), 07/15/25 (i)	1,095	1,090
Delta 2 Lux SARL
Term Loan B-3, 4.35%, (3M LIBOR + 3.00%), 07/30/21 (i)	85	85
Equinox Holdings Inc.
1st Lien Term Loan, 4.35%, (3M LIBOR + 3.00%), 03/08/24 (i)	950	958
Federal-Mogul Holdings Corp.
Term Loan, 5.00%, (3M LIBOR + 3.75%), 04/15/21 (i)	754	759
Golden Nugget Inc.
Incremental Term Loan, 4.86%, (3M LIBOR + 3.25%), 10/04/23 (i)	144	145
Intrawest Resorts Holdings Inc.
Term Loan B-1, 4.49%, (3M LIBOR + 3.25%), 06/28/24 (i)	785	790
Learfield Communications Inc.
Term Loan, 0.00%, (3M LIBOR + 3.25%), 12/01/23 (i) (o)	70	70
LTF Merger Sub Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 06/10/22 (i)	816	818
Mission Broadcasting Inc.
Term Loan B-2, 3.86%, (3M LIBOR + 2.50%), 01/17/24 (i)	81	81
Nexstar Broadcasting Inc.
Term Loan B-2, 3.86%, (3M LIBOR + 2.50%), 01/17/24 (i)	638	639
Playa Resorts Holding BV
Term Loan B, 4.56%, (3M LIBOR + 3.25%), 04/27/24 (i)	1,005	1,009
Scientific Games International Inc.
Term Loan B-4, 4.67%, (3M LIBOR + 3.25%), 08/14/24 (i)	908	915
Sinclair Television Group Inc.
Term Loan B, 0.00%, (3M LIBOR + 2.50%), 12/11/24 (i) (o)	905	903
Sophia LP
Term Loan B, 4.58%, (3M LIBOR + 3.25%), 09/30/22 (i)	828	828
Southern Graphic Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.50%), 11/21/22 (i) (o)	977	981
Delayed Draw Term Loan, 0.00%, (3M LIBOR + 3.50%), 11/21/22 (i) (o)	158	158
Tribune Media Co.
Term Loan, 4.35%, (3M LIBOR + 3.00%), 12/27/20 (i)	61	61
Term Loan C, 4.35%, (3M LIBOR + 3.00%), 01/27/24 (i)	760	761
UFC Holdings LLC
1st Lien Term Loan, 4.81%, (3M LIBOR + 3.25%), 07/22/23 (i)	950	955
		15,018
Consumer Staples 0.1%
BJ's Wholesale Club Inc.
1st Lien Term Loan, 4.95%, (3M LIBOR + 3.50%), 01/27/24 (i)	960	944
Energy 0.0%
ExGen Renewables IV LLC
Term Loan B, 4.47%, (3M LIBOR + 3.00%), 11/16/24 (i)	345	348
Traverse Midstream Partners LLC
Term Loan, 5.33%, (3M LIBOR + 4.00%), 09/21/24 (i)	185	187
		535
Financials 0.3%
Acrisure LLC
Term Loan, 5.65%, (3M LIBOR + 5.00%), 11/22/23 (i)	124	125
Term Loan B, 5.65%, (3M LIBOR + 4.25%), 11/22/23 (i)	60	60
	Shares/Par[1]	Value
AlixPartners LLP
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 04/29/24 (i)	829	833
AssuredPartners Inc.
1st Lien Term Loan, 4.74%, (3M LIBOR + 3.50%), 10/22/24 (i)	888	893
BCP Renaissance Parent LLC
Term Loan B, 5.38%, (3M LIBOR + 4.00%), 09/20/24 (i)	365	369
Capri Finance LLC
Term Loan, 4.63%, (3M LIBOR + 3.25%), 10/05/24 (i)	1,125	1,124
Duff & Phelps Corp.
Term Loan B, 0.00%, (3M LIBOR + 3.25%), 12/06/24 (i) (o)	610	611
Intralinks Inc.
Term Loan, 5.48%, (3M LIBOR + 4.00%), 11/10/24 (i)	575	571
Level 3 Financing Inc.
Term Loan B, 3.70%, (3M LIBOR + 2.25%), 02/17/24 (i)	844	845
Solera LLC
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 02/28/23 (i)	832	836
TKC Holdings Inc.
1st Lien Term Loan, 5.67%, (3M LIBOR + 4.25%), 01/13/23 (i)	836	841
		7,108
Health Care 0.3%
Change Healthcare Holdings Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 (i)	1,172	1,174
CHG Healthcare Services Inc.
Term Loan, 4.63%, (3M LIBOR + 3.25%), 06/07/23 (i)	618	623
Davis Vision Inc.
1st Lien Term Loan B, 4.49%, (3M LIBOR + 3.00%), 11/02/24 (i)	220	221
Diplomat Pharmacy Inc.
Term Loan, 6.04%, (3M LIBOR + 4.50%), 12/13/24 (b) (i)	105	106
HCA Inc.
Term Loan B-9, 3.35%, (3M LIBOR + 2.00%), 03/18/23 (i)	839	842
Term Loan B-8, 3.60%, (3M LIBOR + 2.25%), 02/15/24 (i)	829	834
MPH Acquisition Holdings LLC
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 05/16/20 (i)	1,099	1,101
Select Medical Corp.
Term Loan B, 4.85%, (3M LIBOR + 3.50%), 02/13/24 (i)	527	532
Team Health Holdings Inc.
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 01/12/24 (i)	849	826
		6,259
Industrials 0.2%
Blount International Inc.
Term Loan, 5.61%, (3M LIBOR + 4.25%), 04/13/23 (i)	70	71
Brand Energy & Infrastructure Services Inc.
Term Loan, 5.61%, (3M LIBOR + 4.25%), 06/16/24 (i)	647	649
Compass Power Generation LLC
Term Loan B, 5.39%, (3M LIBOR + 4.00%), 12/18/24 (i)	440	443
EXC Holdings III Corp.
1st Lien Term Loan, 5.16%, (3M LIBOR + 3.50%), 11/16/24 (i)	115	116
Filtration Group Corp.
1st Lien Term Loan, 4.38%, (3M LIBOR + 3.00%), 11/20/20 (i)	1,129	1,138
Kenan Advantage Group Inc.
Term Loan, 4.35%, (3M LIBOR + 3.00%), 07/22/22 (i)	1,119	1,122

See accompanying Notes to Financial Statements.

64

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Pike Corp.
Replacement Term Loan, 4.85%, (3M LIBOR + 3.50%), 09/13/24 (i)	55	56
PODS LLC
Term Loan B, 4.40%, (3M LIBOR + 3.00%), 11/21/24 (i)	275	276
Prime Security Services Borrower LLC
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 05/02/22 (i)	368	371
TransDigm Inc.
Extended Term Loan F, 4.10%, (3M LIBOR + 2.75%), 06/09/23 (i)	983	984
		5,226
Information Technology 0.5%
Almonde Inc.
1st Lien Term Loan, 4.98%, (3M LIBOR + 3.50%), 05/03/24 (i)	803	805
Applied Systems Inc.
1st Lien Term Loan, 6.75%, (3M LIBOR + 3.25%), 09/18/24 (i)	613	619
Avatar Purchaser Inc.
Term Loan, 6.27%, (3M LIBOR + 3.75%), 09/07/24 (i)	1,005	1,010
Colorado Buyer Inc.
Term Loan B, 4.38%, (3M LIBOR + 3.00%), 03/15/24 (i)	1,119	1,126
Cvent Inc.
1st Lien Term Loan, 5.10%, (3M LIBOR + 3.75%), 11/30/24 (i)	745	745
Kronos Inc.
Term Loan B, 4.90%, (3M LIBOR + 3.50%), 11/01/23 (i)	1,115	1,122
Mitchell International Inc.
Delayed Draw Term Loan, 0.00%, 11/07/24 (i) (o)	51	51
1st Lien Term Loan, 4.61%, (3M LIBOR + 3.25%), 11/20/24 (i)	638	638
2nd Lien Term Loan, 8.61%, (3M LIBOR + 7.25%), 11/20/25 (i)	220	221
Optiv Security Inc.
1st Lien Term Loan, 4.62%, (3M LIBOR + 3.25%), 01/20/24 (i)	72	67
Peak 10 Inc.
1st Lien Term Loan, 4.82%, (3M LIBOR + 3.50%), 07/21/24 (i)	918	916
Project Alpha Intermediate Holding Inc.
Term Loan, 5.04%, (3M LIBOR + 3.50%), 04/26/24 (i)	915	894
Quest Software US Holdings Inc.
Term Loan, 7.38%, (3M LIBOR + 6.00%), 09/08/20 (i)	816	828
Term Loan, 6.92%, (3M LIBOR + 5.50%), 10/31/22 (i)	165	167
Radiate Holdco LLC
1st Lien Term Loan, 4.35%, (3M LIBOR + 3.00%), 12/09/23 (i)	1,137	1,127
RP Crown Parent LLC
Term Loan, 4.35%, (3M LIBOR + 3.00%), 09/21/23 (i)	497	499
Sirius Computer Solutions Inc.
Term Loan, 5.60%, (3M LIBOR + 4.25%), 10/30/22 (i)	195	196
		11,031
Materials 0.2%
BWAY Holding Co.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 03/22/24 (i)	124	125
KIK Custom Products Inc.
Term Loan B, 6.17%, (3M LIBOR + 4.50%), 08/26/22 (i)	1,120	1,127
Klockner-Pentaplast of America Inc.
Term Loan B-2, 5.58%, (3M LIBOR + 4.25%), 06/29/22 (i)	928	936
Kraton Polymers LLC
Term Loan, 4.35%, (3M LIBOR + 3.00%), 01/06/22 (i)	629	635
	Shares/Par[1]	Value
Reynolds Group Holdings Inc.
Term Loan, 4.10%, (3M LIBOR + 2.75%), 01/14/23 (i)	942	946
		3,769
Real Estate 0.0%
Capital Automotive LP
2nd Lien Term Loan, 7.35%, (3M LIBOR + 6.00%), 03/21/25 (i)	85	87
Telecommunication Services 0.3%
Avaya Inc.
Term Loan B, 6.23%, (3M LIBOR + 4.75%), 11/09/24 (i)	995	978
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/31/25 (i)	785	756
Cincinnati Bell Inc.
Term Loan, 5.11%, (3M LIBOR + 3.75%), 10/02/24 (i)	750	758
Digicel International Finance Ltd.
Term Loan, 5.31%, (3M LIBOR + 3.75%), 05/10/24 (i)	40	40
Greeneden US Holdings II LLC
Term Loan B-2, 5.08%, (3M LIBOR + 3.75%), 12/01/23 (i)	622	625
Intelsat Jackson Holdings SA
Term Loan B-3, 5.21%, (3M LIBOR + 3.75%), 11/27/23 (i)	1,115	1,091
Securus Technologies Holdings Inc.
1st Lien Term Loan, 5.85%, (3M LIBOR + 4.50%), 06/20/24 (i)	1,115	1,125
Telesat Canada
Term Loan B-4, 4.32%, (3M LIBOR + 3.00%), 11/17/23 (i)	731	733
		6,106
Total Senior Loan Interests (cost $56,102)		56,083
GOVERNMENT AND AGENCY OBLIGATIONS 17.1%
Collateralized Mortgage Obligations 4.0%
Federal Home Loan Mortgage Corp.
Series AN-4030, REMIC, 1.75%, 04/15/27	15,835	15,575
Series ME-4181, REMIC, 2.50%, 05/15/32	12,490	12,403
Series AC-3985, REMIC, 2.25%, 12/15/40	1,225	1,219
Series FA-4125, REMIC, 1.83%, (1M US LIBOR + 0.35%), 11/15/42 (i)	13,834	13,827
Federal National Mortgage Association
Series 2016-LA-32, REMIC, 3.00%, 10/25/44	15,166	15,170
Series 2015-MA-94, REMIC, 3.00%, 01/25/46	2,540	2,580
Series 2012-KC-56, REMIC, 2.25%, 03/25/39	3,335	3,318
Series 2012-AP-101, REMIC, 2.00%, 08/25/40	10,285	10,057
Series 2017-TA-12, REMIC, 3.00%, 04/25/42	4,665	4,685
Government National Mortgage Association
Series 2004-FH-70, REMIC, 1.90%, (1M US LIBOR + 0.40%), 07/20/34 (i)	6,222	6,249
Series 2010-FL-167, REMIC, 1.85%, (1M US LIBOR + 0.35%), 12/20/40 (i)	1,979	1,984
		87,067
Commercial Mortgage-Backed Securities 0.0%
Federal Home Loan Mortgage Corp.
Interest Only, Series X1-K722, REMIC, 1.31%, 03/25/23 (i)	10,465	571
Mortgage-Backed Securities 6.7%
Federal Home Loan Mortgage Corp.
3.50%, 09/01/32 - 03/01/46	34,676	35,832
Federal National Mortgage Association
3.42%, 01/01/24	1,335	1,368
3.50%, 12/01/29	3,447	3,565
3.00%, 05/01/31	7,271	7,411
2.00%, 01/25/40	11,568	11,496
3.00%, 01/01/37 - 10/25/42	27,703	27,924
3.50%, 02/01/46 - 12/01/46	58,246	59,521
		147,117
Sovereign 0.9%
Banco del Estado de Chile
3.88%, 02/08/22	1,700	1,770

See accompanying Notes to Financial Statements.

65

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Banco Latinoamericano de Comercio Exterior SA
3.25%, 05/07/20	200	202
Chile Government International Bond
3.25%, 09/14/21	1,100	1,132
2.25%, 10/30/22	2,000	1,969
Costa Rica Government International Bond
10.00%, 08/01/20	310	354
Dominican Republic International Bond
7.50%, 05/06/21 (k)	1,000	1,088
Export-Import Bank of India
2.75%, 04/01/20	200	200
3.13%, 07/20/21	1,500	1,506
2.44%, (3M US LIBOR + 1.00%), 08/21/22 (i)	200	201
Indonesia Government International Bond
4.88%, 05/05/21	1,200	1,279
3.70%, 01/08/22	200	206
Israel Electric Corp. Ltd.
5.63%, 06/21/18	800	810
Israel Government International Bond
4.00%, 06/30/22	1,800	1,905
Mexico Government International Bond
3.63%, 03/15/22	1,200	1,245
Perusahaan Penerbit SBSN Indonesia III
6.13%, 03/15/19	1,100	1,150
Poland Government International Bond
5.13%, 04/21/21	1,000	1,083
Republic of Philippines
4.00%, 01/15/21	2,500	2,622
Wakala Global Sukuk Bhd
4.65%, 07/06/21	1,000	1,070
		19,792
Treasury Inflation Indexed Securities 0.9%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/18 (p)	19,741	19,713
U.S. Treasury Securities 4.6%
U.S. Treasury Note
1.00%, 03/15/18	4,910	4,907
1.25%, 01/31/20	14,900	14,707
1.63%, 06/30/20	20,900	20,747
1.38%, 02/29/20 - 01/31/21	36,100	35,499
1.13%, 02/28/21	26,500	25,763
		101,623
Total Government And Agency Obligations (cost $379,314)		375,883
INVESTMENT COMPANIES 2.2%
Altaba Inc. (a) (k)	688	48,025
Total Investment Companies (cost $29,344)		48,025
SHORT TERM INVESTMENTS 2.7%
Investment Companies 2.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (q) (r)	45,046	45,046
Securities Lending Collateral 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (r)	14,800	14,800
Total Short Term Investments (cost $59,846)		59,846
Total Investments 106.5% (cost $2,080,978)		2,332,935
Total Securities Sold Short (9.6)% (proceeds $119,543)		(210,457)
Other Assets and Liabilities, Net 3.1%		68,958
Total Net Assets 100.0%		$2,191,436

(a)  Non-income producing security.

(b)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c)  Investment is owned by an entity that is treated as a corporation for U.S. tax purposes, which is owned by the Fund.

(d)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

Shares/Par[1]	Value

(f)  All or a portion of the security is pledged or segregated as collateral.

(g)   Convertible security.

(h)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $268,160 and 12.2%, respectively.

(i)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(j)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(k)  All or portion of the security was on loan.

(l)  The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(m)   Perpetual security. Next contractual call date presented, if applicable.

(n)   Security issued with a zero coupon. Income is recognized through the accretion of discount.

(o)   This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(p)  Treasury inflation indexed note, par amount is adjusted for inflation.

(q)  Investment in affiliate.

(r)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

SECURITIES SOLD SHORT (9.6%)
COMMON STOCKS (7.9%)
Information Technology (7.9%)
Alibaba Group Holding Ltd. - ADS	(202)	$(34,883)
Tencent Holdings Ltd.	(2,567)	(133,502)
Yahoo! Japan Corp.	(1,069)	(4,895)
Total Common Stocks (proceeds $88,239)		(173,280)
PREFERRED STOCKS (0.8%)
Consumer Discretionary (0.8%)
Volkswagen AG (a)	(84)	(16,747)
Total Preferred Stocks (proceeds $12,774)		(16,747)
INVESTMENT COMPANIES (0.9%)
iShares Russell 2000 ETF	(134)	(20,430)
Total Investment Companies (proceeds $18,530)		(20,430)
Total Securities Sold Short (9.6%) (proceeds $119,543)		$(210,457)

(a)  Convertible security.

JNL/Franklin Templeton Global Fund
COMMON STOCKS 95.4%
Canada 2.6%
Barrick Gold Corp.	622	$8,996
Husky Energy Inc. (a)	523	7,405
Wheaton Precious Metals Corp.	496	10,985
		27,386
China 3.9%
Baidu.com - Class A - ADR (a)	69	16,121
China Life Insurance Co. Ltd. - Class H	4,397	13,813
China Mobile Ltd.	442	4,502
China Telecom Corp. Ltd. - Class H - ADR	136	6,461
		40,897
France 5.1%
AXA SA	509	15,151

See accompanying Notes to Financial Statements.

66

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
BNP Paribas SA	176	13,178
Credit Agricole SA	454	7,539
Sanofi SA	106	9,139
Veolia Environnement	347	8,864
		53,871
Germany 3.2%
Innogy SE	279	10,973
Merck KGaA	87	9,352
Siemens AG	96	13,352
		33,677
Hong Kong 1.0%
Kunlun Energy Co. Ltd.	7,867	8,195
Value Partners Group Ltd.	1,994	2,120
		10,315
India 0.9%
Hero Motocorp Ltd.	159	9,445
Indonesia 0.6%
Matahari Department Store Tbk PT	8,585	6,322
Ireland 2.3%
Allergan Plc	91	14,864
Bank of Ireland Group Plc (a)	241	2,052
Medtronic Plc	91	7,367
		24,283
Israel 1.9%
Teva Pharmaceutical Industries Ltd. - ADR (b)	1,032	19,557
Italy 1.5%
ENI SpA	919	15,261
Japan 4.4%
Nissan Motor Co. Ltd.	721	7,191
Panasonic Corp.	944	13,814
Ryohin Keikaku Co. Ltd.	14	4,209
SoftBank Group Corp.	178	14,110
Sumitomo Metal Mining Co. Ltd.	100	4,572
Suntory Beverage & Food Ltd.	59	2,632
		46,528
Luxembourg 1.5%
SES SA - FDR	968	15,148
Netherlands 5.2%
Aegon NV	2,032	12,974
Akzo Nobel NV (b)	131	11,447
ING Groep NV	282	5,191
Royal Dutch Shell Plc - Class B	732	24,878
		54,490
Portugal 1.0%
Galp Energia SGPS SA	554	10,204
Russian Federation 0.9%
MMC Norilsk Nickel - ADR	488	9,187
Singapore 2.0%
DBS Group Holdings Ltd.	334	6,203
Singapore Telecommunications Ltd.	5,670	15,129
		21,332
South Korea 4.4%
Hyundai Motor Co.	46	6,639
KB Financial Group Inc. - ADR	235	13,778
Samsung Electronics Co. Ltd. - GDR (c)	22	25,965
		46,382
Spain 0.8%
Telefonica SA	872	8,535
Sweden 1.7%
Arjo AB - Class B (a) (b)	516	1,475
Getinge AB - Class B	516	7,501
Telefonaktiebolaget LM Ericsson - Class B	1,405	9,268
		18,244
Switzerland 2.4%
Roche Holding AG	42	10,596
UBS Group AG	793	14,606
		25,202
Thailand 1.2%
Bangkok Bank PCL - NVDR	555	3,419
	Shares/Par[1]	Value
Bangkok Bank PCL	1,322	8,888
		12,307
United Kingdom 11.4%
BAE Systems Plc	1,981	15,365
Barclays Plc	2,003	5,501
BP Plc	2,765	19,557
HSBC Holdings Plc (b)	1,802	18,447
Kingfisher Plc	3,741	17,077
Man Group Plc	1,693	4,733
Sky Plc (a)	649	8,876
Standard Chartered Plc (a)	1,769	18,653
Vodafone Group Plc	3,404	10,834
		119,043
United States of America 35.5%
Advance Auto Parts Inc.	82	8,135
Ally Financial Inc.	114	3,326
Alphabet Inc. - Class A (a)	13	14,200
American International Group Inc.	165	9,803
AmerisourceBergen Corp.	127	11,670
Amgen Inc.	110	19,207
Apache Corp.	248	10,462
Apple Inc.	83	14,051
Capital One Financial Corp.	137	13,689
Cardinal Health Inc.	154	9,431
Celgene Corp. (a)	44	4,540
Cisco Systems Inc.	240	9,197
Citigroup Inc.	306	22,793
Comcast Corp. - Class A	331	13,247
CommScope Holding Co. Inc. (a)	63	2,398
ConocoPhillips Co.	258	14,151
Coty Inc. - Class A	625	12,431
DXC Technology Co.	67	6,344
Eli Lilly & Co.	132	11,117
Gilead Sciences Inc.	203	14,573
Halliburton Co.	114	5,580
Helmerich & Payne Inc. (b)	154	9,948
JPMorgan Chase & Co.	111	11,924
Microsoft Corp.	176	15,032
Navistar International Corp. (a)	349	14,962
NetScout Systems Inc. (a)	58	1,772
Oracle Corp.	455	21,530
Perrigo Co. Plc	139	12,149
Qiagen NV (a)	148	4,671
Twenty-First Century Fox Inc. - Class A	598	20,632
United Parcel Service Inc. - Class B	93	11,043
Voya Financial Inc.	116	5,730
Walgreens Boots Alliance Inc.	169	12,266
		372,004
Total Common Stocks (cost $862,537)		999,620
CORPORATE BONDS AND NOTES 0.5%
United States of America 0.5%
Chesapeake Energy Corp.
8.00%, 12/15/22 (d)	4,629	4,988
Total Corporate Bonds And Notes (cost $4,446)		4,988
SHORT TERM INVESTMENTS 7.1%
Investment Companies 4.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (e) (f)	42,938	42,938
Securities Lending Collateral 3.0%
Securities Lending Cash Collateral Fund LLC, 1.30% (e) (f)	31,751	31,751
Total Short Term Investments (cost $74,689)		74,689
Total Investments 103.0% (cost $941,672)		1,079,297
Other Assets and Liabilities, Net (3.0)%		(31,538)
Total Net Assets 100.0%		$1,047,759

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

See accompanying Notes to Financial Statements.

67

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Shares/Par[1]	Value

(d)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $4,988 and 0.5%, respectively.

(e)  Investment in affiliate.

(f)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/Franklin Templeton Income Fund
EQUITY LINKED STRUCTURED NOTES 4.0%
Industrials 1.1%
Morgan Stanley Equity Linked Note
(Deere & Co.) (a)	223	$28,328
Information Technology 2.9%
Deutsche Bank AG Equity Linked Note
(Apple Inc.) (a)	165	27,071
Goldman Sachs International Equity Linked Note
(Intel Corp.) (a)	685	27,187
(Analog Devices Inc.) (a)	225	19,344
		73,602
Total Equity Linked Structured Notes (cost $92,924)		101,930
COMMON STOCKS 49.7%
Consumer Discretionary 4.3%
Daimler AG	185	15,779
Ford Motor Co.	2,427	30,315
General Motors Co.	500	20,495
Newell Brands Inc.	120	3,708
Target Corp.	580	37,845
		108,142
Consumer Staples 3.8%
Anheuser-Busch InBev NV - ADR	220	24,543
Coca-Cola Co.	595	27,299
PepsiCo Inc.	237	28,409
Philip Morris International Inc.	160	16,904
		97,155
Energy 8.4%
Anadarko Petroleum Corp.	200	10,728
Baker Hughes a GE Co. - Class A	315	9,967
BP Plc - ADR	815	34,254
Chevron Corp.	350	43,816
Exxon Mobil Corp.	120	10,037
Occidental Petroleum Corp.	273	20,109
Royal Dutch Shell Plc - Class A - ADR	1,100	73,381
Stone Energy Corp. (b) (c)	213	6,839
Weatherford International Plc (b) (c)	1,000	4,170
		213,301
Financials 7.3%
AXA SA	500	14,869
Bank of America Corp.	990	29,225
JPMorgan Chase & Co.	375	40,102
MetLife Inc.	398	20,113
U.S. Bancorp	387	20,735
Wells Fargo & Co.	1,000	60,670
		185,714
Health Care 6.4%
AstraZeneca Plc	300	20,781
Bristol-Myers Squibb Co.	100	6,128
Eli Lilly & Co.	200	16,892
Medtronic Plc	215	17,361
Merck & Co. Inc.	335	18,839
Mylan NV (b)	256	10,823
Pfizer Inc.	948	34,340
Roche Holding AG	50	12,653
Sanofi SA - ADR	610	26,230
		164,047
Industrials 4.6%
CEVA Holdings LLC (b) (d) (e) (f)	2	830
Cummins Inc.	35	6,182
Deere & Co.	100	15,651
General Electric Co.	3,000	52,350
	Shares/Par[1]	Value
Republic Services Inc.	294	19,904
Union Pacific Corp.	172	22,998
		117,915
Information Technology 4.1%
Apple Inc.	161	27,268
Intel Corp.	624	28,804
Microsoft Corp.	400	34,216
Oracle Corp.	275	13,014
		103,302
Materials 4.6%
BASF SE	300	33,135
DowDuPont Inc.	700	49,854
Rio Tinto Plc - ADR	660	34,934
		117,923
Real Estate 0.5%
Host Hotels & Resorts Inc.	575	11,414
Telecommunication Services 1.2%
BCE Inc.	180	8,668
Verizon Communications Inc.	420	22,231
		30,899
Utilities 4.5%
Dominion Energy Inc.	444	35,958
Duke Energy Corp.	226	19,042
Great Plains Energy Inc.	400	12,896
PG&E Corp.	265	11,880
Sempra Energy	150	16,038
Southern Co.	396	19,066
		114,880
Total Common Stocks (cost $1,072,971)		1,264,692
PREFERRED STOCKS 1.2%
Financials 0.6%
Federal National Mortgage Association, 0.00%, (callable at 105,000 beginning 02/07/18) (b) (g) (h) (i)	—	1,412
Wells Fargo & Co. - Series L, 7.50% (h) (i)	10	13,100
		14,512
Health Care 0.2%
Allergan Plc, 5.50%, 03/01/18 (i)	8	4,690
Industrials 0.0%
CEVA Holdings LLC - Series A-2 (b) (d) (e) (f) (i)	2	787
CEVA Holdings LLC - Series A-1 (b) (d) (e) (f) (i)	—	31
		818
Utilities 0.4%
NextEra Energy Inc., 6.37%, 09/01/18 (i)	150	10,437
Total Preferred Stocks (cost $30,805)		30,457
CORPORATE BONDS AND NOTES 34.6%
Consumer Discretionary 3.2%
24 Hour Holdings III LLC
8.00%, 06/01/22 (a) (c)	6,100	5,901
Argos Merger Sub Inc.
7.13%, 03/15/23 (a)	2,000	1,185
CCO Holdings LLC
5.13%, 02/15/23	3,500	3,575
5.00%, 02/01/28 (a)	2,000	1,947
DISH DBS Corp.
5.88%, 07/15/22 (c)	2,000	2,011
5.00%, 03/15/23 (c)	11,000	10,468
5.88%, 11/15/24	4,800	4,672
Fiat Chrysler Automobiles NV
5.25%, 04/15/23 (c)	6,800	7,115
iHeartCommunications Inc.
9.00%, 12/15/19	4,356	3,255
International Game Technology Plc
6.25%, 02/15/22 (a)	4,300	4,637
KB Home
7.00%, 12/15/21	5,300	5,879
7.50%, 09/15/22	2,000	2,281
Shea Homes LP
5.88%, 04/01/23 (a)	3,000	3,108
6.13%, 04/01/25 (a)	3,000	3,124

See accompanying Notes to Financial Statements.

68

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Sirius XM Radio Inc.
6.00%, 07/15/24 (a)	2,400	2,538
Tesla Inc.
5.30%, 08/15/25 (a) (c)	5,000	4,814
Univision Communications Inc.
5.13%, 05/15/23 (a)	10,000	10,005
Wynn Las Vegas LLC
5.50%, 03/01/25 (a)	5,500	5,705
		82,220
Consumer Staples 0.5%
JBS USA LLC
7.25%, 06/01/21 (a)	3,500	3,561
5.88%, 07/15/24 (a)	8,500	8,355
		11,916
Energy 6.5%
Ascent Resources Utica Holdings LLC
10.00%, 04/01/22 (a)	10,000	10,731
Bill Barrett Corp.
7.00%, 10/15/22 (c)	8,000	8,130
8.75%, 06/15/25 (c)	7,500	8,266
Calumet Specialty Products Partners LP
6.50%, 04/15/21 (c)	2,860	2,842
Chesapeake Energy Corp.
4.61%, (3M US LIBOR + 3.25%), 04/15/19 (j)	2,500	2,482
6.13%, 02/15/21 (c)	15,000	15,219
4.88%, 04/15/22 (c)	5,500	5,190
8.00%, 12/15/22 (a)	4,555	4,908
8.00%, 01/15/25 (a) (c)	15,000	15,126
5.50%, 09/15/26 (a) (i)	2,500	2,279
8.00%, 06/15/27 (a) (c)	12,200	11,714
Energy Transfer Equity LP
5.50%, 06/01/27	5,000	5,093
Kinder Morgan Inc.
5.63%, 11/15/23 (a)	3,300	3,652
7.75%, 01/15/32	1,000	1,288
McDermott International Inc.
8.00%, 05/01/21 (a)	5,000	5,157
PetroQuest Energy Inc.
10.00%, 02/15/21 (k)	3,649	2,813
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	2,100	2,338
Sanchez Energy Corp.
7.75%, 06/15/21 (c)	7,500	7,106
Stone Energy Corp.
7.50%, 05/31/22	2,518	2,511
W&T Offshore Inc.
9.00%, 05/15/20 (a) (k)	2,177	2,063
8.50%, 06/15/21 (a) (k)	1,941	1,515
Weatherford International Ltd.
5.13%, 09/15/20 (c)	4,400	4,379
7.75%, 06/15/21 (c)	10,925	11,120
5.88%, 07/01/21 (i)	11,675	12,626
8.25%, 06/15/23 (c)	9,900	9,950
9.88%, 02/15/24 (c)	7,500	7,970
		166,468
Financials 6.1%
Bank of America Corp.
5.20%, (callable at 100 beginning 06/01/23) (c) (h)	2,500	2,541
6.10%, (callable at 100 beginning 03/17/25) (h)	4,000	4,390
6.25%, (callable at 100 beginning 09/05/24) (h)	2,500	2,763
8.12%, (callable at 100 beginning 05/15/18) (h)	1,000	1,020
Bayer Capital Corp. BV
5.63%, 11/22/19, EUR (a) (i)	15,000	20,430
Cemex Finance LLC
6.00%, 04/01/24 (a)	3,000	3,172
Citigroup Inc.
5.87%, (callable at 100 beginning 03/27/20) (c) (h)	10,000	10,367
5.90%, (callable at 100 beginning 02/15/23) (h)	6,500	6,924
5.95%, (callable at 100 beginning 01/30/23) (h)	15,000	15,837
6.30%, (callable at 100 beginning 05/15/24) (h)	10,600	11,341
Diamond 1 Finance Corp.
4.42%, 06/15/21 (a)	4,100	4,272
	Shares/Par[1]	Value
5.45%, 06/15/23 (a)	7,000	7,532
Horizon Pharma Financing Inc.
6.63%, 05/01/23	6,240	6,220
iStar Financial Inc.
5.00%, 07/01/19	6,000	6,045
JPMorgan Chase & Co.
5.00%, (callable at 100 beginning 07/01/19) (h)	12,000	12,222
5.15%, (callable at 100 beginning 05/01/23) (h)	2,000	2,073
6.10%, (callable at 100 beginning 10/01/24) (h)	10,000	10,988
7.90%, (callable at 100 beginning 04/30/18) (h)	5,800	5,879
Morgan Stanley
5.55%, (callable at 100 beginning 07/15/20) (h)	2,500	2,599
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (a)	5,000	5,172
7.25%, 12/15/21 (a)	5,000	5,190
Wells Fargo & Co.
5.90%, (callable at 100 beginning 06/15/24) (h)	4,500	4,814
Ziggo Secured Finance BV
5.50%, 01/15/27 (a)	2,500	2,494
		154,285
Health Care 8.4%
AMAG Pharmaceuticals Inc.
7.88%, 09/01/23 (a)	4,500	4,389
Community Health Systems Inc.
8.00%, 11/15/19 (c)	35,000	29,663
7.13%, 07/15/20 (c)	11,000	8,210
6.88%, 02/01/22 (c)	48,600	27,926
6.25%, 03/31/23	8,000	7,205
DaVita HealthCare Partners Inc.
5.13%, 07/15/24	3,600	3,655
5.00%, 05/01/25	2,000	1,999
Endo Finance Co.
5.75%, 01/15/22 (a)	9,900	8,252
Endo Finance LLC
6.00%, 07/15/23 (a)	7,000	5,478
HCA Inc.
7.50%, 02/15/22	4,100	4,634
5.88%, 05/01/23	7,500	8,045
Impax Laboratories Inc.
2.00%, 06/15/22 (i)	1,000	962
Mallinckrodt International Finance SA
4.88%, 04/15/20 (a) (c)	3,000	2,897
5.75%, 08/01/22 (a) (c)	17,000	15,492
5.63%, 10/15/23 (a) (c)	4,100	3,498
Tenet Healthcare Corp.
4.38%, 10/01/21	9,500	9,524
8.13%, 04/01/22	19,000	19,394
6.75%, 06/15/23 (c)	20,000	19,314
THC Escrow Corp. III
5.13%, 05/01/25 (a)	1,200	1,179
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (a)	6,014	6,029
6.38%, 10/15/20 (a)	2,295	2,322
7.50%, 07/15/21 (a)	5,000	5,105
6.50%, 03/15/22 (a)	2,200	2,315
5.88%, 05/15/23 (a)	6,200	5,762
7.00%, 03/15/24 (a)	3,400	3,657
6.13%, 04/15/25 (a)	4,700	4,318
9.00%, 12/15/25 (a)	2,500	2,607
		213,831
Industrials 1.2%
Bombardier Inc.
6.00%, 10/15/22 (a)	5,000	4,903
6.13%, 01/15/23 (a)	3,100	3,041
Cloud Crane LLC
10.13%, 08/01/24 (a)	3,000	3,383
TransDigm Inc.
6.00%, 07/15/22	2,500	2,551
United Rentals North America Inc.
5.75%, 11/15/24	5,500	5,775
XPO Logistics Inc.
6.50%, 06/15/22 (a)	10,000	10,432
		30,085

See accompanying Notes to Financial Statements.

69

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Information Technology 1.2%
BMC Software Finance Inc.
8.13%, 07/15/21 (a)	6,000	6,020
First Data Corp.
7.00%, 12/01/23 (a)	8,900	9,415
Olympus Merger Sub Inc.
8.50%, 10/15/25 (a)	3,000	2,954
Western Digital Corp.
7.38%, 04/01/23 (a)	5,000	5,400
10.50%, 04/01/24	5,000	5,795
		29,584
Materials 2.1%
Ardagh Packaging Finance Plc
7.25%, 05/15/24 (a)	4,100	4,461
BWAY Holding Co.
5.50%, 04/15/24 (a)	5,000	5,206
7.25%, 04/15/25 (a)	11,000	11,370
Cemex SAB de CV
7.25%, 01/15/21 (a) (c)	6,000	6,217
FMG Resources August 2006 Pty Ltd.
9.75%, 03/01/22 (a)	20,000	22,131
5.13%, 05/15/24 (a)	4,400	4,499
		53,884
Real Estate 0.2%
Equinix Inc.
5.38%, 05/15/27	5,000	5,344
Telecommunication Services 2.5%
CommScope Inc.
5.50%, 06/15/24 (a)	6,000	6,255
Sprint Capital Corp.
6.90%, 05/01/19	5,000	5,220
Sprint Communications Inc.
9.00%, 11/15/18 (a)	7,300	7,690
Sprint Corp.
7.88%, 09/15/23	9,400	10,005
7.13%, 06/15/24	5,500	5,616
Sprint Nextel Corp.
7.00%, 08/15/20	5,000	5,325
11.50%, 11/15/21	7,500	9,018
Virgin Media Secured Finance Plc
5.50%, 01/15/25 (a)	9,000	9,237
Zayo Group LLC
6.00%, 04/01/23	5,000	5,208
		63,574
Utilities 2.7%
AES Corp.
4.88%, 05/15/23	1,000	1,022
5.50%, 03/15/24	2,000	2,084
Calpine Corp.
5.38%, 01/15/23 (c)	15,000	14,631
5.75%, 01/15/25 (c)	6,500	6,163
Dynegy Inc.
6.75%, 11/01/19	11,342	11,686
7.38%, 11/01/22 (c)	17,000	17,943
Ferrellgas Partners LP
8.63%, 06/15/20 (c)	4,000	3,391
6.50%, 05/01/21 (c)	2,700	2,551
InterGen NV
7.00%, 06/30/23 (a)	10,000	9,680
		69,151
Total Corporate Bonds And Notes (cost $869,571)		880,342
SENIOR LOAN INTERESTS 3.3%
Consumer Discretionary 1.0%
Academy Ltd.
Term Loan, 5.31%, (3M LIBOR + 4.00%), 06/09/22 (j)	3,533	2,772
Belk Inc.
Term Loan , 6.10%, (3M LIBOR + 4.75%), 11/18/22 (j)	9,818	8,026
iHeartCommunications Inc.
Term Loan D, 8.08%, (6M LIBOR + 6.75%), 01/30/19 (j)	20,000	14,950
		25,748
	Shares/Par[1]	Value
Consumer Staples 0.2%
BJ's Wholesale Club Inc.
1st Lien Term Loan, 4.95%, (3M LIBOR + 3.50%), 01/27/24 (j)	2,494	2,452
2nd Lien Term Loan, 8.95%, (3M LIBOR + 7.50%), 01/27/25 (j)	2,800	2,726
		5,178
Health Care 0.4%
Community Health Systems Inc.
Term Loan H, 4.48%, (3M LIBOR + 3.00%), 01/27/21 (j)	1,024	976
Vizient Inc.
Term Loan B, 4.85%, (3M LIBOR + 3.50%), 02/13/23 (j)	8,210	8,235
		9,211
Industrials 0.6%
CEVA Group Plc
Term Loan, 6.88%, (3M LIBOR + 5.50%), 03/12/21 (j)	1,707	1,612
CEVA Intercompany BV
Term Loan, 6.88%, (3M LIBOR + 5.50%), 03/18/21 (j)	1,238	1,169
CEVA Logistics BV
Term Loan, 6.50%, (3M LIBOR + 5.50%), 03/12/21 (d) (j)	1,216	1,143
CEVA Logistics Canada ULC
Term Loan, 6.88%, (3M LIBOR + 5.50%), 03/18/21 (j)	213	201
Cortes NP Acquisition Corp.
Term Loan B, 5.35%, (3M LIBOR + 4.00%), 11/30/23 (j)	3,385	3,379
Navistar International Corp.
1st Lien Term Loan B, 4.90%, (3M LIBOR + 3.50%), 11/06/24 (j)	2,500	2,507
West Corp.
Term Loan, 5.35%, (3M LIBOR + 4.00%), 10/03/24 (j)	6,614	6,628
		16,639
Information Technology 0.5%
Almonde Inc.
1st Lien Term Loan, 4.98%, (3M LIBOR + 3.50%), 05/03/24 (j)	6,484	6,500
MH Sub I LLC
Term Loan, 5.34%, (3M LIBOR + 3.75%), 08/16/24 (j)	3,292	3,299
Term Loan, 9.09%, (3M LIBOR + 7.50%), 08/16/25 (j)	3,200	3,204
		13,003
Telecommunication Services 0.1%
Securus Technologies Holdings Inc.
1st Lien Term Loan, 9.60%, (3M LIBOR + 8.25%), 06/30/25 (j)	2,200	2,219
Utilities 0.5%
Intergen NV
Term Loan, 0.00%, (3M LIBOR + 4.50%), 06/13/20 (j) (l)	6,000	5,997
Talen Energy Supply LLC
Term Loan B-1, 5.35%, (3M LIBOR + 4.00%), 07/15/23 (j)	2,978	2,995
Term Loan B-2, 5.35%, (3M LIBOR + 4.00%), 04/06/24 (j)	3,964	3,988
		12,980
Total Senior Loan Interests (cost $91,455)		84,978
OTHER EQUITY INTERESTS 0.0%
General Motors Co. Escrow (b) (d) (e) (f) (m)	100	1
Impax Laboratories Inc. Escrow (b) (e) (f) (m) (n)	1,000	6
Total Other Equity Interests (cost $0)		7
SHORT TERM INVESTMENTS 13.0%
Investment Companies 6.8%
JNL Government Money Market Fund - Institutional Class, 1.16% (o) (p)	172,927	172,927

See accompanying Notes to Financial Statements.

70

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Securities Lending Collateral 6.2%
Securities Lending Cash Collateral Fund LLC, 1.30% (o) (p)	158,625	158,625
Total Short Term Investments (cost $331,552)		331,552
Total Investments 105.8% (cost $2,489,278)		2,693,958
Other Assets and Liabilities, Net (5.8)%		(147,230)
Total Net Assets 100.0%		$2,546,728

(a)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $467,811 and 18.4%, respectively.

(b)  Non-income producing security.

(c)  All or portion of the security was on loan.

(d)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(f)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(g)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(h)   Perpetual security. Next contractual call date presented, if applicable.

(i)   Convertible security.

(j)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(k)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(l)   This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(m)  Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(n)   Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(o)   Investment in affiliate.

(p)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/Franklin Templeton Mutual Shares Fund
COMMON STOCKS 91.0%
Consumer Discretionary 10.9%
Caesars Entertainment Corp. (a)	43	$541
Charter Communications Inc. - Class A (a)	69	23,293
DISH Network Corp. - Class A (a)	236	11,252
General Motors Co.	374	15,332
Goodyear Tire & Rubber Co.	199	6,423
Relx Plc	481	11,321
Sky Plc (a)	956	13,076
Time Warner Inc.	302	27,655
	Shares/Par[1]	Value
Walt Disney Co.	218	23,426
		132,319
Consumer Staples 10.0%
Altria Group Inc.	189	13,516
British American Tobacco Plc - ADR	133	8,917
British American Tobacco Plc	343	23,285
CVS Health Corp.	250	18,117
Energizer Holdings Inc.	142	6,823
Imperial Brands Plc	140	5,971
Kroger Co.	684	18,780
PepsiCo Inc.	99	11,852
Rite Aid Corp. (a) (b)	736	1,450
Walgreens Boots Alliance Inc.	186	13,523
		122,234
Energy 9.5%
Anadarko Petroleum Corp.	308	16,504
Baker Hughes a GE Co. - Class A	300	9,492
BP Plc	1,156	8,176
Kinder Morgan Inc.	955	17,256
Marathon Oil Corp.	899	15,222
Plains GP Holdings LP - Class A (a)	291	6,383
Royal Dutch Shell Plc - Class A	482	16,087
Royal Dutch Shell Plc - Class A	308	10,344
Williams Cos. Inc.	526	16,043
		115,507
Financials 20.5%
Alleghany Corp. (a)	31	18,698
Ally Financial Inc.	257	7,494
American International Group Inc.	421	25,090
Barclays Plc	2,860	7,854
Brighthouse Financial Inc. (a)	26	1,520
Capital One Financial Corp.	128	12,792
Chubb Ltd.	97	14,123
CIT Group Inc.	232	11,415
Citigroup Inc.	271	20,126
Citizens Financial Group Inc.	560	23,490
FCB Financial Holdings Inc. - Class A (a)	41	2,065
Guaranty Bancorp	10	268
Hartford Financial Services Group Inc.	176	9,906
JPMorgan Chase & Co.	222	23,768
MetLife Inc.	285	14,421
PNC Financial Services Group Inc.	110	15,908
VICI Properties Inc. (a)	52	1,066
Voya Financial Inc.	279	13,778
Wells Fargo & Co.	208	12,615
XL Group Ltd.	405	14,230
		250,627
Health Care 12.1%
Eli Lilly & Co.	376	31,766
Medtronic Plc	470	37,976
Merck & Co. Inc.	617	34,723
Novartis AG - ADR	301	25,254
Stryker Corp.	119	18,371
		148,090
Industrials 6.3%
BAE Systems Plc	88	682
Caterpillar Inc.	89	14,090
CNH Industrial NV	764	10,256
Fluor Corp.	150	7,730
General Electric Co.	1,033	18,022
Johnson Controls International Plc	227	8,647
Sensata Technologies Holding NV (a) (b)	328	16,763
		76,190
Information Technology 12.8%
CA Inc.	430	14,300
Cisco Systems Inc.	666	25,518
Cognizant Technology Solutions Corp. - Class A	242	17,186
Dell Technologies Inc. - Class V (a)	60	4,905
DXC Technology Co.	52	4,979
Hewlett Packard Enterprise Co.	611	8,770
Microsoft Corp.	354	30,297
Nokia Oyj - ADR	823	3,836
Nokia Oyj	1,026	4,812

See accompanying Notes to Financial Statements.

71

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Samsung Electronics Co. Ltd.	8	20,138
Symantec Corp.	774	21,732
		156,473
Materials 5.0%
International Paper Co.	270	15,669
LafargeHolcim Ltd.	148	8,371
Monsanto Co.	120	13,980
ThyssenKrupp AG	302	8,797
Warrior Met Coal Inc. (c) (d)	87	2,185
WestRock Co.	193	12,175
		61,177
Real Estate 1.4%
Alexander's Inc.	8	3,166
JBG Smith Properties	56	1,936
Vornado Realty Trust	158	12,342
		17,444
Telecommunication Services 1.6%
Avaya Holdings Corp. (a)	227	3,992
Koninklijke KPN NV	2,455	8,570
Vodafone Group Plc	2,220	7,067
		19,629
Utilities 0.9%
PG&E Corp.	143	6,407
Vistra Energy Corp. (a)	266	4,880
		11,287
Total Common Stocks (cost $897,215)		1,110,977
RIGHTS 0.0%
Utilities 0.0%
Vistra Energy Corp. (a) (c) (d)	266	166
Total Rights (cost $0)		166
WARRANTS 0.0%
Avaya Holdings Corp. (a) (c) (d) (e)	39	84
Total Warrants (cost $92)		84
CORPORATE BONDS AND NOTES 1.3%
Consumer Discretionary 0.5%
iHeartCommunications Inc.
9.00%, 12/15/19 (c) (d)	7,449	5,565
Telecommunication Services 0.8%
Frontier Communications Corp.
10.50%, 09/15/22	6,439	4,873
11.00%, 09/15/25	7,214	5,306
		10,179
Total Corporate Bonds And Notes (cost $19,503)		15,744
SENIOR LOAN INTERESTS 1.2%
Consumer Discretionary 1.2%
Belk Inc.
Term Loan , 6.10%, (3M LIBOR + 4.75%), 11/18/22 (f)	1,569	1,282
Cumulus Media Holdings Inc.
Term Loan, 4.60%, (1Y LIBOR + 3.25%), 12/31/20 (c) (d) (f)	4,402	3,771
iHeartCommunications Inc.
Term Loan D, 8.08%, (1M LIBOR + 6.75%), 01/30/19 (c) (d) (f)	4,339	3,243
Term Loan, 8.83%, (1Y LIBOR + 7.50%), 07/30/19 (c) (d) (f)	1,395	1,042
Toys R Us Inc.
Term Loan, 10.23%, (3M LIBOR + 6.75%), 01/18/19 (f)	3,178	3,176
Term Loan, 0.00%, 03/15/20 (a) (g)	5,812	2,832
Total Senior Loan Interests (cost $19,371)		15,346
OTHER EQUITY INTERESTS 0.1%
Avaya Inc. Escrow (a) (c) (d) (h) (i)	3,685	—
Avaya Inc. Escrow (a) (c) (d) (h) (i)	9,561	—
Avaya Inc. Escrow (a) (c) (d) (h) (i)	1,008	—
Lehman Brothers Holdings Inc. Bankruptcy Claims (a) (i)	27,190	591
Texas Competitive Electric Holdings Co. LLC Escrow (a) (c) (d) (i)	15,864	119
	Shares/Par[1]	Value
Tribune Co. Escrow Litigation Interests (a) (c) (d) (h) (i)	67	—
Total Other Equity Interests (cost $1,437)		710
SHORT TERM INVESTMENTS 6.1%
Investment Companies 5.6%
JNL Government Money Market Fund - Institutional Class, 1.16% (j) (k)	68,885	68,885
Securities Lending Collateral 0.2%
Securities Lending Cash Collateral Fund LLC, 1.30% (j) (k)	2,062	2,062
Treasury Securities 0.3%
U.S. Treasury Bill
1.15%, 01/25/18 (l) (m)	1,500	1,499
1.16%, 03/15/18 (l) (m)	2,000	1,995
		3,494
Total Short Term Investments (cost $74,441)		74,441
Total Investments 99.7% (cost $1,012,059)		1,217,468
Other Derivative Instruments (0.2)%		(2,810)
Other Assets and Liabilities, Net 0.5%		6,069
Total Net Assets 100.0%		$1,220,727

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e)  Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f)   Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(g)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(h)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(i)   Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(j)   Investment in affiliate.

(k)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(l)   All or a portion of the security is pledged or segregated as collateral.

(m)   The coupon rate represents the yield to maturity.

JNL/Goldman Sachs Core Plus Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 16.0%
Academic Loan Funding Trust
Series 2012-A2-1A, 2.65%, (1M US LIBOR + 1.10%), 12/27/44 (a) (b)	5,750	$5,743

See accompanying Notes to Financial Statements.

72

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
ACE Securities Corp. Home Equity Loan Trust
Series 2006-A2C-ASP4, REMIC, 1.71%, (1M US LIBOR + 0.16%), 08/25/36 (a)	1,073	1,031
ACIS CLO Ltd.
Series 2014-A-4A, 2.80%, (3M US LIBOR + 1.42%), 05/01/26 (a) (b)	4,066	4,070
Adjustable Rate Mortgage Trust
Series 2004-2A1-5, REMIC, 3.62%, 04/25/35 (a)	107	109
Amortizing Residential Collateral Trust
Series 2002-M2-BC6, REMIC, 3.35%, (1M US LIBOR + 1.80%), 08/25/32 (a)	14	13
Asset Backed Securities Corp. Home Equity Loan Trust
Series 2003-M2-HE2, REMIC, 4.33%, (1M US LIBOR + 2.85%), 04/15/33 (a)	2	2
Banc of America Funding Trust
Series 2006-A2-8T2, REMIC, 5.79%, 10/25/36	27	25
Banc of America Mortgage Securities Inc.
Series 2005-2A1-H, REMIC, 3.59%, 09/25/35 (a)	219	216
Bank of America Student Loan Trust
Series 2010-A-1A, 2.17%, (3M US LIBOR + 0.80%), 02/25/43 (a) (b)	1,135	1,140
BlueMountain CLO Ltd.
Series 2014-AR-2A, 2.29%, (3M US LIBOR + 0.93%), 07/20/26 (a) (b)	5,650	5,665
Catamaran CLO Ltd.
Series 2013-AR-1A, 2.36%, (3M US LIBOR + 0.85%), 01/27/28 (a) (b)	5,250	5,250
Citigroup Mortgage Loan Trust Inc.
Series 2005-1A1A-10, REMIC, 3.75%, 12/25/35 (a)	564	492
Countrywide Alternative Loan Trust
Series 2005-A1-38, REMIC, 2.56%, (12M US Federal Reserve Cumulative Average CMT + 1.50%), 09/25/35 (a)	103	103
Countrywide Asset-Backed Certificates
Series 2004-M4-5, REMIC, 3.43%, (1M US LIBOR + 1.88%), 06/25/34 (a)	66	66
Credit Suisse European Mortgage Capital Ltd.
Series 2015-A-1HWA, 2.75%, (3M EU EURIBOR + 2.75%), 04/20/20, EUR (a) (c) (d) (e)	2,188	2,608
Crown Point CLO III Ltd.
Series 2015-A1AR-3A, 2.27%, (3M US LIBOR + 0.91%), 12/31/27 (a) (b)	7,850	7,851
ECMC Group Student Loan Trust
Series 2016-A-1A, 2.90%, (1M US LIBOR + 1.35%), 02/25/29 (a) (b)	4,581	4,623
Edsouth Indenture No. 1 LLC
Series 2010-A1-1, 2.22%, (3M US LIBOR + 0.85%), 07/25/23 (a) (b)	175	175
EFS Volunteer No. 2 LLC
Series 2012-A2-1, 2.90%, (1M US LIBOR + 1.35%), 03/25/36 (a) (b)	5,500	5,649
EFS Volunteer No. 3 LLC
Series 2012-A3-1, 2.55%, (1M US LIBOR + 1.00%), 04/25/33 (a) (b)	3,450	3,450
GCO Education Loan Funding Trust
Series 2006-A8L-1, 1.59%, (3M US LIBOR + 0.13%), 05/25/25 (a)	833	832
GMAC Mortgage Corp. Loan Trust
Series 2007-1A1-HE3, REMIC, 6.97%, 09/25/37 (a)	39	40
Series 2007-2A1-HE3, REMIC, 7.00%, 09/25/37	133	137
Greywolf CLO V Ltd.
Series 2015-A1-1A, 2.97%, (3M US LIBOR + 1.60%), 04/25/27 (a) (b)	3,500	3,506
GSAA Home Equity Trust
Series 2007-2A2A-5, REMIC, 1.78%, (1M US LIBOR + 0.23%), 05/25/37 (a)	2,764	1,937
GSMPS Mortgage Loan Trust
Series 2005-A1-LT1, 2.01%, (1M US LIBOR + 0.46%), 02/25/35 (a) (b)	6	6
Halcyon Loan Advisors Funding Ltd.
Series 2014-A1R-1A, 2.48%, (3M US LIBOR + 1.13%), 04/18/26 (a) (b)	2,550	2,552
Series 2015-A-2A, REMIC, 2.76%, (3M US LIBOR + 1.39%), 07/25/27 (a) (b)	5,800	5,804
	Shares/Par[1]	Value
ICG US CLO Ltd.
Series 2014-A1R-1A, 2.59%, (3M US LIBOR + 1.22%), 01/20/30 (a) (b)	4,150	4,152
Impac CMB Trust
Series 2004-2A-10, REMIC, 2.19%, (1M US LIBOR + 0.64%), 03/25/35 (a) (e)	54	50
Luminent Mortgage Trust
Series 2006-1A1-7, REMIC, 1.73%, (1M US LIBOR + 0.18%), 12/25/36 (a)	1,784	1,612
MASTR Adjustable Rate Mortgages Trust
Series 2004-5A1-12, REMIC, 3.70%, 10/25/34 (a)	88	89
Series 2004-1A1-15, REMIC, 4.05%, 12/25/34 (a)	44	46
Series 2006-4A1B-OA2, REMIC, 2.20%, (12M US Federal Reserve Cumulative Average CMT + 1.20%), 12/25/46 (a)	1,360	1,344
MASTR Seasoned Securities Trust
Series 2005-4A1-2, REMIC, 3.64%, 10/25/32 (a)	92	95
Montana Higher Education Student Assistance Corp.
Series 2012-A3-1, REMIC, 2.55%, (1M US LIBOR + 1.05%), 04/20/29 (a)	3,100	3,146
Morgan Stanley Mortgage Loan Trust
Series 2004-2A1-6AR, REMIC, 3.77%, 08/25/34 (a)	42	42
Series 2006-2A3-3AR, REMIC, 3.51%, 03/25/36 (a)	766	684
Mortgage Repurchase Agreement Financing Trust
Series 2017-A1-1, 2.28%, (1M US LIBOR + 0.85%), 01/10/18 (a) (b)	3,150	3,150
Series 2017-A1-2, 1.78%, (1M US LIBOR + 0.55%), 02/12/18 (a) (b)	9,125	9,125
Navient Student Loan Trust
Series 2016-A-7A, 2.70%, (1M US LIBOR + 1.15%), 12/25/28 (a) (b)	4,683	4,792
Series 2016-A-5A, 2.80%, (1M US LIBOR + 1.25%), 12/25/28 (a) (b)	10,171	10,415
NCUA Guaranteed Notes Trust
Series 2011-A4-M1, REMIC, 3.00%, 06/12/19	1,900	1,924
Nelnet Student Loan Trust
Series 2006-A6-1, 1.90%, (3M US LIBOR + 0.45%), 08/23/36 (a) (b)	5,450	5,324
Northstar Education Finance Inc.
Series 2007-A1-1, 1.48%, (3M US LIBOR + 0.10%), 04/28/30 (a)	1,026	1,020
OCP CLO Ltd.
Series 2014-A1-5A, 2.37%, (3M US LIBOR + 1.00%), 04/26/26 (a) (b)	4,640	4,644
OFSI Fund VI Ltd.
Series 2014-A1-6A, 2.39%, (3M US LIBOR + 1.03%), 03/20/25 (a) (b)	4,673	4,671
OFSI Fund VII Ltd.
Series 2014-AR-7A, 2.25%, (3M US LIBOR + 0.90%), 10/18/26 (a) (b)	1,300	1,301
Panhandle-Plains Higher Education Authority Inc.
Series 2010-A1-2, REMIC, 2.46%, (3M US LIBOR + 1.13%), 01/01/24 (a)	954	960
Residential Accredit Loans Inc. Trust
Series 2005-A1-QO5, REMIC, 2.06%, (12M US Federal Reserve Cumulative Average CMT + 1.00%), 01/25/46 (a)	580	512
Sail Net Interest Margin Notes
Series 2003-A-3, 7.75%, 04/27/33 (b)	6	11
Series 2004-A-2A, 5.50%, 03/27/34 (b)	45	17
Scholar Funding Trust
Series 2010-A-A, 2.13%, (3M US LIBOR + 0.75%), 04/28/35 (a) (b)	1,574	1,563
SLM Student Loan Trust
Series 2007-A4-7, 1.70%, (3M US LIBOR + 0.33%), 01/25/22 (a)	2,064	2,039
Series 2007-A4-2, 1.43%, (3M US LIBOR + 0.06%), 07/25/22 (a)	4,800	4,665
Series 2008-A4-4, 3.02%, (3M US LIBOR + 1.65%), 07/25/22 (a)	1,927	1,973
Series 2008-A3-2, 2.12%, (3M US LIBOR + 0.75%), 04/25/23 (a)	807	807
Series 2008-A4-8, 2.87%, (3M US LIBOR + 1.50%), 04/25/23 (a)	1,800	1,845

See accompanying Notes to Financial Statements.

73

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series 2008-A4-6, 2.47%, (3M US LIBOR + 1.10%), 07/25/23 (a)	2,950	2,987
Series 2008-A4-5, 3.07%, (3M US LIBOR + 1.70%), 07/25/23 (a)	6,349	6,549
Series 2005-A3-4, 1.49%, (3M US LIBOR + 0.12%), 01/25/27 (a)	3,918	3,900
Series 2003-A5A-1, 1.70%, (3M US LIBOR + 0.11%), 12/15/32 (a) (b)	3,856	3,727
Series 2003-A5A-7A, 2.79%, (3M US LIBOR + 1.20%), 12/15/33 (a) (b)	4,137	4,137
Series 2004-A6-8A, 2.00%, (3M US LIBOR + 0.63%), 01/25/40 (a) (b)	2,650	2,637
Series 2005-A5-5, REMIC, 2.12%, (3M US LIBOR + 0.75%), 10/25/40 (a)	1,150	1,143
Station Place Securitization Trust
Series 2015-A-2, 2.52%, (1M US LIBOR + 1.05%), 05/15/18 (a) (b) (c)	2,000	2,000
Structured Asset Mortgage Investments II Trust
Series 2005-2A1-AR3, REMIC, 3.46%, 08/25/35 (a)	45	45
Voya CLO Ltd.
Series 2014-A1R-4A, 2.31%, (3M US LIBOR + 0.95%), 10/14/26 (a) (b)	8,300	8,316
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2004-A2-AR3, REMIC, 3.18%, 06/25/34 (a)	192	201
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-2A3-AR8, REMIC, 3.57%, 04/25/36 (a) (e)	41	41
WhiteHorse VIII Ltd.
Series 2014-AR-1A, 2.28%, 05/01/26 (b)	2,400	2,401
Z Capital Credit Partners CLO Ltd.
Series 2015-A1-1A, 2.69%, (3M US LIBOR + 1.33%), 07/16/27 (a) (b)	5,127	5,129
Total Non-U.S. Government Agency Asset-Backed Securities (cost $175,698)		178,326
CORPORATE BONDS AND NOTES 30.5%
Consumer Discretionary 2.3%
21st Century Fox America Inc.
3.70%, 09/15/24	3,425	3,564
6.15%, 03/01/37	300	393
Amazon.com Inc.
3.30%, 12/05/21	2,500	2,581
3.88%, 08/22/37 (b)	725	770
Charter Communications Operating LLC
4.46%, 07/23/22	1,625	1,698
4.91%, 07/23/25	2,200	2,335
Comcast Corp.
3.38%, 08/15/25	2,275	2,335
Dollar Tree Inc.
5.25%, 03/01/20	100	102
5.75%, 03/01/23	400	419
Expedia Inc.
3.80%, 02/15/28 (b)	1,425	1,377
General Motors Co.
3.50%, 10/02/18	2,055	2,075
Hartford Financial Services Group Inc.
5.13%, 04/15/22	250	273
Maquinaria Especializada MXO S.A.P.I. de C.V.
0.00%, 04/13/21 (c) (d) (e) (f) (g)	99	—
MGM Resorts International
6.63%, 12/15/21	900	988
NBCUniversal Media LLC
4.38%, 04/01/21	1,600	1,699
Rensselaer Polytechnic Institute
5.60%, 09/01/20	2,300	2,464
Sally Holdings LLC
5.63%, 12/01/25 (h)	1,350	1,342
Time Warner Cable Inc.
5.00%, 02/01/20	175	183
5.88%, 11/15/40	425	463
5.50%, 09/01/41	253	263
		25,324
	Shares/Par[1]	Value
Consumer Staples 2.9%
Alimentation Couche-Tard Inc.
2.70%, 07/26/22 (b)	1,150	1,138
3.55%, 07/26/27 (b)	500	499
BAT Capital Corp.
3.22%, 08/15/24 (b)	7,450	7,448
3.56%, 08/15/27 (b)	4,575	4,574
Constellation Brands Inc.
4.25%, 05/01/23	2,325	2,461
CVS Caremark Corp.
4.13%, 05/15/21	999	1,037
CVS Health Corp.
3.50%, 07/20/22	2,775	2,827
3.88%, 07/20/25	650	670
2.88%, 06/01/26 (h)	2,025	1,944
5.13%, 07/20/45	350	400
Kraft Heinz Foods Co.
2.80%, 07/02/20	1,325	1,332
Molson Coors Brewing Co.
2.10%, 07/15/21	625	612
3.00%, 07/15/26	875	855
Reynolds American Inc.
4.45%, 06/12/25	3,950	4,211
Suntory Holdings Ltd.
2.55%, 09/29/19 (b)	2,050	2,052
Walgreens Boots Alliance Inc.
2.70%, 11/18/19	525	528
		32,588
Energy 3.1%
Anadarko Petroleum Corp.
8.70%, 03/15/19	1,025	1,099
3.45%, 07/15/24	670	667
6.45%, 09/15/36	750	918
Apache Corp.
3.25%, 04/15/22	300	302
2.63%, 01/15/23	525	513
Baker Hughes a GE Co. LLC
3.34%, 12/15/27 (b)	2,250	2,243
Canadian Natural Resources Ltd.
3.85%, 06/01/27	1,500	1,531
ConocoPhillips Co.
3.35%, 11/15/24	335	344
Devon Energy Corp.
4.75%, 05/15/42	800	855
Energy Transfer Partners LP
4.65%, 06/01/21	725	759
3.60%, 02/01/23	210	210
4.75%, 01/15/26	350	363
Enterprise Products Operating LLC
5.08%, (3M US LIBOR + 3.71%), 08/01/66 (a)	2,475	2,470
Halliburton Co.
3.80%, 11/15/25	700	725
Kinder Morgan Energy Partners LP
3.50%, 09/01/23	2,125	2,131
Kinder Morgan Inc.
3.05%, 12/01/19	2,675	2,694
Petroleos de Venezuela SA
0.00%, 04/12/27 (d) (e) (f) (g)	2,450	570
Petroleos Mexicanos
6.50%, 03/13/27 (b)	360	394
Pioneer Natural Resources Co.
3.45%, 01/15/21	1,550	1,586
3.95%, 07/15/22	480	501
Plains All American Pipeline LP
3.65%, 06/01/22	1,275	1,280
3.85%, 10/15/23	800	796
4.50%, 12/15/26	1,450	1,470
Reliance Industries Ltd.
3.67%, 11/30/27 (b)	440	435
Sabine Pass Liquefaction LLC
6.25%, 03/15/22	1,675	1,871
5.63%, 03/01/25	2,050	2,265
Shell International Finance BV
4.55%, 08/12/43	825	939

See accompanying Notes to Financial Statements.

74

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24	500	510
Western Gas Partners LP
3.95%, 06/01/25	1,300	1,298
Williams Partners LP
3.60%, 03/15/22	1,245	1,270
3.90%, 01/15/25 (h)	1,550	1,581
		34,590
Financials 9.6%
AerCap Ireland Capital Ltd.
4.63%, 07/01/22	2,175	2,307
Altice Financing SA
6.63%, 02/15/23 (b)	1,100	1,148
American International Group Inc.
3.75%, 07/10/25	750	772
4.50%, 07/16/44	1,450	1,568
Anheuser-Busch InBev Finance Inc.
2.65%, 02/01/21	6,900	6,935
3.65%, 02/01/26	1,925	1,986
4.70%, 02/01/36	975	1,093
Banco Santander SA
3.13%, 02/23/23	1,600	1,591
Bank of America Corp.
2.37%, 07/21/21 (a)	3,450	3,442
4.00%, 04/01/24	109	115
3.25%, 10/21/27	1,875	1,857
4.18%, 11/25/27	3,300	3,455
3.82%, 01/20/28 (a)	2,500	2,584
3.42%, 12/20/28 (b)	96	95
Bank of Montreal
3.80%, 12/15/32	1,325	1,325
Barclays Plc
4.95%, 01/10/47	450	506
China Evergrande Group
8.75%, 06/28/25	700	725
Chubb Corp.
3.61%, (3M US LIBOR + 2.25%), 03/29/67 (a)	1,300	1,294
Citigroup Inc.
4.30%, 11/20/26	200	209
4.13%, 07/25/28	475	490
Compass Bank
2.75%, 09/29/19	925	928
5.50%, 04/01/20	1,200	1,263
Credit Suisse AG
6.50%, 08/08/23 (b)	400	447
Credit Suisse Group AG
4.28%, 01/09/28 (b)	1,050	1,098
Deutsche Bank AG
2.50%, 02/13/19	475	475
Diamond 1 Finance Corp.
5.45%, 06/15/23 (b)	700	753
Discover Bank
8.70%, 11/18/19	551	608
Discover Financial Services
3.85%, 11/21/22	1,499	1,538
Ford Motor Credit Co. LLC
3.16%, 08/04/20	1,200	1,215
5.88%, 08/02/21	750	824
4.13%, 08/04/25	2,025	2,092
GE Capital International Funding Co.
4.42%, 11/15/35	1,146	1,241
General Electric Capital Corp.
8.50%, 04/06/18, MXN	5,000	255
6.15%, 08/07/37	158	209
5.88%, 01/14/38	258	334
General Motors Financial Co. Inc.
3.50%, 07/10/19	1,025	1,040
HSBC Holdings Plc
3.26%, 03/13/23 (a)	2,275	2,306
6.50%, 05/02/36	1,000	1,310
ING Bank NV
4.12%, 11/21/23 (a)	2,875	2,907
ING Groep NV
3.15%, 03/29/22	800	808
	Shares/Par[1]	Value
Intesa Sanpaolo SpA
3.88%, 01/16/18	3,075	3,077
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (i)	2,575	2,676
2.97%, 01/15/23	2,275	2,290
3.78%, 02/01/28 (a)	3,300	3,416
JPMorgan Chase Bank NA
3.88%, 07/24/38 (a)	150	155
Macquarie Bank Ltd.
6.63%, 04/07/21 (d) (e)	335	370
MetLife Inc.
4.05%, 03/01/45	300	314
Mitsubishi UFJ Financial Group Inc.
2.95%, 03/01/21	1,050	1,060
Morgan Stanley
2.76%, (3M US LIBOR + 1.40%), 10/24/23 (a)	1,625	1,678
3.88%, 04/29/24	1,150	1,201
3.70%, 10/23/24	3,000	3,100
4.00%, 07/23/25	150	157
3.63%, 01/20/27	150	153
Nationwide Building Society
4.13%, 10/18/32 (b)	1,450	1,450
Northwestern Mutual Life Insurance Co.
3.85%, 09/30/47 (b)	1,700	1,725
Petrobras Global Finance BV
8.75%, 05/23/26	40	48
7.38%, 01/17/27	1,000	1,102
6.85%, 06/05/15	330	317
Reliance Standard Life Global Funding II
2.50%, 01/15/20 (b)	2,125	2,128
Royal Bank of Scotland Group Plc
3.50%, 05/15/23 (a)	1,825	1,829
3.88%, 09/12/23	389	396
Stadshypotek AB
1.88%, 10/02/19 (b)	4,300	4,275
Sumitomo Mitsui Financial Group Inc.
4.44%, 04/02/24 (b)	1,275	1,339
SunTrust Banks Inc.
2.35%, 11/01/18	2,775	2,783
Synchrony Financial
2.60%, 01/15/19	2,200	2,206
3.00%, 08/15/19	1,525	1,537
Teachers Insurance & Annuity Association of America
4.90%, 09/15/44 (b)	640	734
UBS Group AG
3.00%, 04/15/21 (b)	2,300	2,316
UniCredit SpA
3.75%, 04/12/22 (b)	550	559
Wells Fargo & Co.
3.00%, 10/23/26	3,775	3,699
Westpac Banking Corp.
4.32%, 11/23/31 (a) (j)	1,675	1,728
XLIT Ltd.
4.45%, 03/31/25	1,374	1,401
		106,367
Financials 0.1%
Barclays Plc
5.20%, 05/12/26	1,075	1,148
Health Care 2.8%
AbbVie Inc.
2.50%, 05/14/20	1,100	1,103
Actavis Funding SCS
2.35%, 03/12/18	1,200	1,200
4.85%, 06/15/44	76	82
Aetna Inc.
2.80%, 06/15/23	900	886
Bayer US Finance LLC
3.00%, 10/08/21 (b)	2,900	2,923
Becton Dickinson & Co.
2.68%, 12/15/19	1,612	1,619
2.89%, 06/06/22	2,925	2,907
3.36%, 06/06/24	2,775	2,781
4.69%, 12/15/44	925	1,013

See accompanying Notes to Financial Statements.

75

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Community Health Systems Inc.
8.00%, 11/15/19 (h)	350	297
EMD Finance LLC
2.95%, 03/19/22 (b)	1,875	1,881
Forest Laboratories Inc.
5.00%, 12/15/21 (b)	1,700	1,816
HCA Inc.
4.75%, 05/01/23	1,650	1,708
Medtronic Inc.
2.50%, 03/15/20	675	679
3.15%, 03/15/22	1,200	1,228
Mylan NV
3.95%, 06/15/26	2,325	2,343
Teva Pharmaceutical Finance III BV
2.20%, 07/21/21	930	849
2.80%, 07/21/23	985	857
Thermo Fisher Scientific Inc.
3.00%, 04/15/23	1,800	1,808
UnitedHealth Group Inc.
4.63%, 07/15/35	1,050	1,218
6.88%, 02/15/38	600	872
Valeant Pharmaceuticals International Inc.
7.00%, 03/15/24 (b)	900	968
		31,038
Industrials 1.0%
International Lease Finance Corp.
7.13%, 09/01/18 (b)	1,200	1,237
Northrop Grumman Corp.
2.93%, 01/15/25	2,250	2,236
3.25%, 01/15/28	2,100	2,103
Penske Truck Leasing Co. LP
3.05%, 01/09/20 (b)	2,400	2,428
Roper Technologies Inc.
3.00%, 12/15/20	1,350	1,366
3.80%, 12/15/26	1,800	1,856
		11,226
Information Technology 1.9%
Broadcom Corp.
3.00%, 01/15/22 (b)	2,500	2,476
2.65%, 01/15/23 (b)	1,575	1,518
Cisco Systems Inc.
2.20%, 02/28/21	1,675	1,669
5.50%, 01/15/40	925	1,223
Fidelity National Information Services Inc.
3.63%, 10/15/20	1,534	1,576
Fiserv Inc.
2.70%, 06/01/20	1,700	1,709
Hewlett Packard Enterprise Co.
4.90%, 10/15/25	1,125	1,182
Microsoft Corp.
3.13%, 11/03/25	2,300	2,348
Nokia OYJ
4.38%, 06/12/27	1,129	1,116
Oracle Corp.
2.50%, 05/15/22	1,925	1,926
3.25%, 11/15/27	2,200	2,237
Symantec Corp.
5.00%, 04/15/25 (b)	1,750	1,818
		20,798
Materials 0.7%
Ecolab Inc.
5.50%, 12/08/41	106	132
3.95%, 12/01/47 (b)	859	882
LyondellBasell Industries NV
5.00%, 04/15/19	256	264
Sherwin-Williams Co.
2.25%, 05/15/20	1,425	1,420
2.75%, 06/01/22	450	448
3.13%, 06/01/24	375	376
3.45%, 06/01/27	3,250	3,299
Westlake Chemical Corp.
3.60%, 08/15/26	725	729
	Shares/Par[1]	Value
Yamana Gold Inc.
4.63%, 12/15/27 (b)	500	500
		8,050
Real Estate 1.7%
American Campus Communities Operating Partnership LP
3.75%, 04/15/23	2,000	2,052
American Tower Corp.
3.40%, 02/15/19	825	835
3.30%, 02/15/21	850	865
ARC Properties Operating Partnership LP
3.00%, 02/06/19	2,310	2,321
Crown Castle International Corp.
2.25%, 09/01/21	675	661
5.25%, 01/15/23	1,575	1,724
3.20%, 09/01/24	825	817
3.65%, 09/01/27	250	249
Education Realty Operating Partnership LP
4.60%, 12/01/24	1,775	1,843
ERP Operating LP
4.63%, 12/15/21	1,538	1,648
Kaisa Group Holdings Ltd.
9.38%, 06/30/24	200	195
Life Storage LP
3.88%, 12/15/27	500	497
MPT Operating Partnership LP
5.00%, 10/15/27	1,030	1,052
National Retail Properties Inc.
3.60%, 12/15/26	1,250	1,237
Realty Income Corp.
3.65%, 01/15/28	950	954
Select Income REIT
2.85%, 02/01/18	325	325
VEREIT Operating Partnership LP
4.13%, 06/01/21	1,125	1,176
4.88%, 06/01/26	350	370
		18,821
Telecommunication Services 3.8%
America Movil SAB de CV
6.00%, 06/09/19, MXN	9,650	475
AT&T Inc.
2.80%, 02/17/21	425	427
3.20%, 03/01/22	2,175	2,198
3.00%, 06/30/22	2,400	2,405
3.60%, 02/17/23	1,741	1,780
4.45%, 04/01/24	800	845
3.95%, 01/15/25	625	639
3.40%, 05/15/25	4,325	4,257
4.13%, 02/17/26	125	128
4.25%, 03/01/27	2,125	2,170
3.90%, 08/14/27	275	277
5.15%, 03/15/42	975	1,008
Digicel Ltd.
6.75%, 03/01/23 (b)	1,550	1,526
Softbank Corp.
4.50%, 04/15/20 (b)	1,700	1,735
Telefonica Emisiones SAU
5.46%, 02/16/21	3,225	3,494
Verizon Communications Inc.
2.95%, 03/15/22	4,296	4,324
2.45%, 11/01/22 (h)	2,425	2,386
5.15%, 09/15/23	7,575	8,425
3.50%, 11/01/24	850	865
5.25%, 03/16/37	550	605
Wind Tre SpA
5.00%, 01/20/26 (b)	2,800	2,679
		42,648
Utilities 0.6%
Consumers Energy Co.
3.95%, 05/15/43	925	981
Duke Energy Corp.
3.15%, 08/15/27	2,150	2,130
Puget Sound Energy Inc.
4.01%, (3M US LIBOR + 2.53%), 06/01/67 (a)	1,575	1,551

See accompanying Notes to Financial Statements.

76

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Southern Co.
2.35%, 07/01/21	2,325	2,311
		6,973
Total Corporate Bonds And Notes (cost $335,053)		339,571
GOVERNMENT AND AGENCY OBLIGATIONS 50.0%
Collateralized Mortgage Obligations 1.1%
Federal Home Loan Mortgage Corp.
Series 2015-M3-DNA1, 4.85%, (1M US LIBOR + 3.30%), 10/25/27 (a)	620	695
Interest Only, Series C45-304, 3.00%, 12/15/27 (e)	628	57
Interest Only, Series N-1103, REMIC, 1156.50%, 06/15/21 (d) (e)	—	—
Interest Only, Series SD-4320, REMIC, 4.62%, (6.10% - (1M US LIBOR * 1)), 07/15/39 (a) (e)	644	96
Interest Only, Series SW-3852, REMIC, 4.52%, (6.00% - (1M US LIBOR * 1)), 05/15/41 (a) (e)	718	109
Interest Only, Series PS-4273, REMIC, 4.62%, (6.10% - (1M US LIBOR * 1)), 11/15/43 (a) (e)	920	142
Interest Only, Series SE-4314, REMIC, 4.57%, (6.05% - (1M US LIBOR * 1)), 03/15/44 (a) (e)	669	110
Interest Only, Series GS-4326, REMIC, 4.57%, (6.05% - (1M US LIBOR * 1)), 04/15/44 (a) (e)	961	156
Interest Only, Series AS-4473, REMIC, 4.12%, (5.60% - (1M US LIBOR * 1)), 05/15/45 (a) (e)	968	144
Interest Only, Series ST-4583, REMIC, 4.52%, (6.00% - (1M US LIBOR * 1)), 05/15/46 (a) (e)	3,322	601
Federal National Mortgage Association
Interest Only, Series 2010-LS-126, REMIC, 3.64%, (5.00% - (1M US LIBOR * 1)), 11/25/40 (a) (e)	3,415	471
Series 2011-GB-52, REMIC, 5.00%, 06/25/41	928	1,009
Series 2011-DB-99, REMIC, 5.00%, 10/25/41	888	965
Interest Only, Series 2012-SA-5, REMIC, 4.40%, (5.95% - (1M US LIBOR * 1)), 02/25/42 (a) (e)	765	117
Interest Only, Series 2013-SY-96, REMIC, 4.60%, (6.15% - (1M US LIBOR * 1)), 07/25/42 (a) (e)	578	91
Interest Only, Series 2012-SB-88, REMIC, 5.12%, (6.67% - (1M US LIBOR * 1)), 07/25/42 (a) (e)	516	91
Series 2012-B-153, REMIC, 7.00%, 07/25/42	499	575
Series 2012-B-111, REMIC, 7.00%, 10/25/42	136	157
Interest Only, Series 2013-SW-96, REMIC, 4.55%, (6.10% - (1M US LIBOR * 1)), 09/25/43 (a) (e)	631	96
Interest Only, Series 2013-SA-121, REMIC, 4.55%, (6.10% - (1M US LIBOR * 1)), 12/25/43 (a) (e)	1,402	209
Interest Only, Series 2014-MS-87, REMIC, 4.70%, (6.25% - (1M US LIBOR * 1)), 01/25/45 (a) (e)	696	107
Interest Only, Series 2015-BS-86, REMIC, 4.15%, (5.70% - (1M US LIBOR * 1)), 11/25/45 (a) (e)	388	52
Interest Only, Series 2015-MS-82, REMIC, 4.15%, (5.70% - (1M US LIBOR * 1)), 11/25/45 (a) (e)	1,426	194
Interest Only, Series 2015-SA-79, REMIC, 4.70%, (6.25% - (1M US LIBOR * 1)), 11/25/45 (a) (e)	585	93
Interest Only, Series 2016-IP-3, REMIC, 4.00%, 02/25/46 (e)	1,904	385
Interest Only, Series 2016-SJ-1, REMIC, 4.60%, (6.15% - (1M US LIBOR * 1)), 02/25/46 (a) (e)	1,467	274
Interest Only, Series 2013-SN-130, REMIC, 5.10%, (6.65% - (1M US LIBOR * 1)), 10/25/42 (a) (e)	2,201	378
Interest Only, Series 2015-PS-28, REMIC, 4.05%, (5.60% - (1M US LIBOR * 1)), 08/25/44 (a) (e)	3,275	454
Government National Mortgage Association
Interest Only, Series 2010-SA-31, REMIC, 4.25%, (5.75% - (1M US LIBOR * 1)), 03/20/40 (a) (e)	951	136
Interest Only, Series 2010-S-101, REMIC, 4.50%, (6.00% - (1M US LIBOR * 1)), 08/20/40 (a) (e)	1,305	201
	Shares/Par[1]	Value
Interest Only, Series 2013-SJ-152, REMIC, 4.65%, (6.15% - (1M US LIBOR * 1)), 05/20/41 (a) (e)	895	142
Interest Only, Series 2012-MS-149, REMIC, 4.75%, (6.25% - (1M US LIBOR * 1)), 12/20/42 (a) (e)	501	81
Interest Only, Series 2013-DS-103, REMIC, 4.65%, (6.15% - (1M US LIBOR * 1)), 07/20/43 (a) (e)	319	51
Interest Only, Series 2013-SD-113, REMIC, 5.21%, (6.70% - (1M US LIBOR * 1)), 08/16/43 (a) (e)	671	112
Interest Only, Series 2013-DS-134, REMIC, 4.60%, (6.10% - (1M US LIBOR * 1)), 09/20/43 (a) (e)	347	54
Interest Only, Series 2014-SL-132, REMIC, 4.60%, (6.10% - (1M US LIBOR * 1)), 10/20/43 (a) (e)	1,620	221
Interest Only, Series 2013-SG-167, REMIC, 4.65%, (6.15% - (1M US LIBOR * 1)), 11/20/43 (a) (e)	298	47
Interest Only, Series 2014-SA-41, REMIC, 4.60%, (6.10% - (1M US LIBOR * 1)), 03/20/44 (a) (e)	402	64
Interest Only, Series 2014-BS-133, REMIC, 4.10%, (5.60% - (1M US LIBOR * 1)), 09/20/44 (a) (e)	414	56
Interest Only, Series 2015-IO-14, REMIC, 5.00%, 10/20/44 (e)	1,746	365
Interest Only, Series 2014-IB-188, REMIC, 4.00%, 12/20/44 (e)	1,036	155
Interest Only, Series 2015-SG-64, REMIC, 4.10%, (5.60% - (1M US LIBOR * 1)), 05/20/45 (a) (e)	1,412	224
Interest Only, Series 2015-MS-110, REMIC, 4.21%, (5.71% - (1M US LIBOR * 1)), 08/20/45 (a) (e)	2,125	292
Interest Only, Series 2015-SB-112, REMIC, 4.24%, (5.74% - (1M US LIBOR * 1)), 08/20/45 (a) (e)	506	70
Interest Only, Series 2015-KI-117, REMIC, 5.00%, 08/20/45 (e)	1,447	301
Interest Only, Series 2015-SE-123, REMIC, 4.22%, (5.72% - (1M US LIBOR * 1)), 09/20/45 (a) (e)	522	72
Interest Only, Series 2015-HS-126, REMIC, 4.70%, (6.20% - (1M US LIBOR * 1)), 09/20/45 (a) (e)	1,264	197
Interest Only, Series 2015-SP-123, REMIC, 4.75%, (6.25% - (1M US LIBOR * 1)), 09/20/45 (a) (e)	1,743	277
Interest Only, Series 2015-QS-144, REMIC, 4.20%, (5.70% - (1M US LIBOR * 1)), 10/20/45 (a) (e)	413	50
Interest Only, Series 2015-SD-168, REMIC, 4.70%, (6.20% - (1M US LIBOR * 1)), 11/20/45 (a) (e)	436	68
Interest Only, Series 2016-S-6, REMIC, 4.15%, (5.65% - (1M US LIBOR * 1)), 01/20/46 (a) (e)	577	80
Interest Only, Series 2016-SB-6, REMIC, 4.15%, (5.65% - (1M US LIBOR * 1)), 01/20/46 (a) (e)	1,258	176
Interest Only, Series 2016-SM-4, REMIC, 4.15%, (5.65% - (1M US LIBOR * 1)), 01/20/46 (a) (e)	1,617	223
Interest Only, Series 2015-AS-57, REMIC, 4.10%, (5.60% - (1M US LIBOR * 1)), 04/20/45 (a) (e)	2,674	358
Interest Only, Series 2016-IA-27, REMIC, 4.00%, 06/20/45 (e)	1,048	149
Interest Only, Series 2015-IM-111, REMIC, 4.00%, 08/20/45 (e)	1,640	263
Interest Only, Series 2017-AI-38, REMIC, 4.00%, 03/20/46 (e)	1,772	262
Interest Only, Series 2016-DI-138, REMIC, 4.00%, 10/20/46 (e)	103	17
		12,592
Mortgage-Backed Securities 23.2%
Federal Home Loan Mortgage Corp.
3.89%, (12M US LIBOR +/- MBS spread), 01/01/37 (a)	363	385
5.50%, 04/01/28 - 08/01/38	704	782

See accompanying Notes to Financial Statements.

77

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
6.00%, 08/01/37 - 05/01/40	681	768
6.50%, 01/01/38 - 12/01/38	770	898
7.00%, 02/01/39	477	555
4.50%, 11/01/40	3	4
5.00%, 03/01/26 - 06/01/41	1,606	1,739
4.00%, 06/01/40 - 07/01/45	578	609
3.00%, 03/01/32 - 03/01/43	2,842	2,865
3.50%, 04/01/43 - 06/01/46	15,534	16,056
Federal National Mortgage Association
6.50%, 02/01/19	—	—
8.00%, 04/01/30 - 01/01/31	15	19
7.00%, 07/01/32 - 03/01/39	269	312
2.92%, (12M US Federal Reserve Cumulative Average CMT +/- MBS spread), 11/01/35 (a)	19	19
3.20%, (12M US Federal Reserve Cumulative Average CMT +/- MBS spread), 05/01/36 (a)	157	163
3.39%, (12M US Federal Reserve Cumulative Average CMT +/- MBS spread), 05/01/36 (a)	128	134
3.43%, (12M US Federal Reserve Cumulative Average CMT +/- MBS spread), 08/01/36 (a)	136	142
3.32%, (12M US Federal Reserve Cumulative Average CMT +/- MBS spread), 09/01/36 (a)	100	104
6.00%, 01/01/24 - 08/01/39	994	1,122
5.50%, 09/01/23 - 11/01/39	513	538
3.50%, 11/01/41 - 06/01/46	2,231	2,310
3.00%, 11/01/42 - 07/01/43	3,493	3,529
5.00%, 03/01/18 - 12/01/44	1,839	1,980
4.50%, 04/01/45 - 05/01/45	6,497	7,039
TBA, 4.50%, 01/15/46 (k)	10,000	10,640
4.00%, 08/01/39 - 10/01/46	3,817	3,997
4.50%, 08/01/18 - 01/01/48	66,195	70,502
TBA, 3.50%, 01/15/48 (k)	8,000	8,217
TBA, 4.00%, 01/15/48 (k)	16,000	16,736
TBA, 5.00%, 01/15/48 (k)	1,000	1,075
Government National Mortgage Association
6.00%, 06/15/34 - 11/15/38	59	67
5.00%, 06/15/40 - 05/15/41	743	808
4.00%, 02/20/41 - 11/20/44	2,308	2,428
4.00%, 11/20/40 - 12/20/47	81,906	85,951
TBA, 4.00%, 01/15/48 (k)	16,000	16,683
		259,176
Municipal 1.4%
American Municipal Power Inc.
6.27%, 02/15/50	875	1,145
Commonwealth of Puerto Rico
0.00%, 07/01/26 - 07/01/41 (d) (e) (f) (g)	1,635	378
Northstar Education Finance Inc.
insured by Guaranteed Student Loans, 3.21%, 04/01/42 (a)	2,300	2,135
insured by Guaranteed Student Loans, 4.13%, 04/01/42 (a)	650	609
insured by Guaranteed Student Loans, 4.99%, 04/01/42 (a)	700	650
Port Authority of New York & New Jersey
4.81%, 10/15/65	900	1,096
Puerto Rico Commonwealth Aqueduct & Sewer Authority
5.50%, 07/01/28	195	120
5.00%, 07/01/33	105	65
5.75%, 07/01/37	30	18
6.00%, 07/01/38 - 07/01/47	115	72
Puerto Rico Sales Tax Financing Corp.
0.00%, 08/01/27 - 08/01/43 (d) (e) (f) (g)	6,800	630
State of California
7.95%, 03/01/36	1,290	1,441
7.63%, 03/01/40	2,390	3,739
State of Illinois
5.10%, 06/01/33	2,535	2,531
6.63%, 02/01/35	310	344
7.35%, 07/01/35	610	705
		15,678
Sovereign 4.5%
Argentina Republic Government International Bond
3.38%, 01/15/23, EUR	890	1,090
5.00%, 01/15/27, EUR	3,990	4,969
	Shares/Par[1]	Value
5.25%, 01/15/28, EUR	360	450
7.13%, 07/06/36 (h)	150	163
2.26%, 12/31/38, EUR (l)	200	171
6.25%, 11/09/47, EUR	130	158
Bolivarian Republic of Venezuela
0.00%, 05/07/28 (d) (e) (f) (g)	730	149
Dominican Republic Bond
11.38%, 07/06/29, DOP	300	7
Dominican Republic International Bond
10.38%, 03/04/22, DOP	400	9
14.50%, 02/10/23, DOP	600	15
6.88%, 01/29/26 (b)	1,000	1,138
8.63%, 04/20/27	396	480
7.45%, 04/30/44 (b)	180	215
Ecuador Government International Bond
9.63%, 06/02/27	670	767
9.63%, 06/02/27 (b)	410	469
8.88%, 10/23/27 (b) (h)	1,620	1,774
Hashemite Kingdom of Jordan Government Bond
2.50%, 10/30/20 (h)	5,000	5,033
Indonesia Government International Bond
2.15%, 07/18/24, EUR (b)	450	567
3.85%, 07/18/27 (b)	1,480	1,520
3.75%, 06/14/28, EUR	1,130	1,565
Inter-American Development Bank
1.00%, 02/27/18	1,700	1,699
7.00%, 06/15/25	1,500	1,893
6.75%, 07/15/27	1,800	2,293
Israel Government AID Bond
5.50%, 09/18/23 - 04/26/24	5,500	6,414
Kreditanstalt fur Wiederaufbau
1.13%, 08/06/18	9,600	9,564
Mexico Bonos
6.50%, 06/10/21 - 06/09/22, MXN	14,719	720
8.00%, 12/07/23 - 11/07/47, MXN	3,537	183
Petroleos de Venezuela SA
0.00%, 10/28/22 (d) (e) (f) (g)	9,760	1,781
Petroleos Mexicanos
5.13%, 03/15/23, EUR	230	321
Republic of Honduras
8.75%, 12/16/20 (b)	370	416
Republic of South Africa
6.25%, 03/31/36, ZAR	5,260	306
South Africa Government Bond
7.75%, 02/28/23, ZAR	16,650	1,332
8.00%, 01/31/30, ZAR	2,920	215
8.25%, 03/31/32, ZAR	8,625	636
9.00%, 01/31/40, ZAR	325	24
8.75%, 01/31/44, ZAR	20,330	1,476
Venezuela Government International Bond
0.00%, 12/09/20 (f) (g)	240	54
		50,036
Treasury Inflation Indexed Securities 0.6%
U.S. Treasury Inflation Indexed Note
0.63%, 01/15/26 (m)	1,869	1,897
0.38%, 01/15/27 (m)	1,276	1,266
2.50%, 01/15/29 (m)	1,149	1,393
1.00%, 02/15/46 (m)	645	688
0.88%, 02/15/47 (m)	1,083	1,123
		6,367
U.S. Government Agency Obligations 2.1%
Federal Home Loan Bank
2.88%, 06/13/25 (n)	6,650	6,815
Federal National Mortgage Association
1.88%, 09/24/26 (n)	8,900	8,409
6.25%, 05/15/29 (n)	2,600	3,476
6.63%, 11/15/30 (n)	900	1,267
Tennessee Valley Authority
3.88%, 02/15/21 (n)	3,700	3,897
		23,864
U.S. Treasury Securities 17.1%
U.S. Treasury Bond
0.00%, 11/15/35 (o)	10,900	6,709
Interest Only, 0.00%, 11/15/37 (o)	7,800	4,519

See accompanying Notes to Financial Statements.

78

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
3.63%, 02/15/44 (p)	12,820	14,981
3.13%, 08/15/44	6,470	6,945
3.00%, 11/15/44 - 11/15/45	24,240	25,458
2.88%, 08/15/45	3,500	3,587
2.88%, 11/15/46 (p)	32,170	32,994
2.75%, 11/15/47	1,870	1,872
U.S. Treasury Note
1.63%, 07/31/20 (p)	430	427
1.38%, 04/30/21 (p)	30	29
2.13%, 07/31/24 - 11/30/24	87,770	86,699
2.25%, 12/31/24	6,030	5,995
		190,215
Total Government And Agency Obligations (cost $557,274)		557,928
PREFERRED STOCKS 0.1%
Financials 0.1%
Delphi Financial Group Inc., 4.61%, 05/15/37	51	1,132
Total Preferred Stocks (cost $1,144)		1,132
OTHER EQUITY INTERESTS 0.0%
Maquinaria Especializada MXO S.A.P.I. de C.V. (c) (d) (e) (f) (q)	290	—
Total Other Equity Interests (cost $0)		—
CREDIT LINKED STRUCTURED NOTES 0.5%
Citigroup Global Markets Holdings Inc. Credit Linked Note
(Egypt Treasury Bill, 0.00%, 05/08/18, Moody's Rating N/A), EGP (b) (o)	24,300	1,283
(Arab Republic of Egypt, Moody's rating B3), EGP (b) (o)	31,330	1,658
(Egypt Treasury Bill, 0.00%, 10/30/18, Moody's rating N/A), EGP (b) (o)	11,000	539
HSBC Bank Plc Credit Linked Note
(Egypt Treasury Bill, 0.00%, 06/05/18, Moody's rating N/A), EGP (b) (o)	9,200	479
JPMorgan Chase & Co. Credit Linked Note
(Egypt Treasury Bill, 0.00%, 07/24/18, Moody's rating N/A), EGP (b) (o)	13,700	719
JPMorgan Chase Bank NA Credit Linked Note
(Egypt Treasury Bill, 0.00%, 05/08/18, Moody's Rating N/A), EGP (b) (o)	6,875	361
(Egypt Treasury Bill, 0.00%, 02/13/18, Moody's rating N/A), EGP (b) (o)	15,575	856
Total Credit Linked Structured Notes (cost $5,839)		5,895
COMMON STOCKS 0.0%
Consumer Discretionary 0.0%
Home Interior Gift Inc. (c) (d) (e) (f)	491	—
Total Common Stocks (cost $184)		—
SHORT TERM INVESTMENTS 6.4%
Investment Companies 5.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (r) (s)	57,000	57,000
Securities Lending Collateral 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (s)	4,655	4,655
Treasury Securities 0.9%
Brazil Letras do Tesouro Nacional
0.00%, 10/01/19, BRL (t)	14,732	3,891
U.S. Treasury Bill
1.21%, 05/24/18 (t)	5,400	5,369
		9,260
Total Short Term Investments (cost $71,048)		70,915
Total Investments 103.5% (cost $1,146,240)		1,153,767
Total Forward Sales Commitments (1.1)% (proceeds $12,330)		(12,330)
Total Purchased Options 0.0% (cost $25)		70
Other Derivative Instruments 0.2%		2,011
Other Assets and Liabilities, Net (2.6)%		(28,816)
Total Net Assets 100.0%		$1,114,702
	Shares/Par[1]	Value

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $208,374 and 18.7%, respectively.

(c)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f)  Non-income producing security.

(g)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(h)   All or portion of the security was on loan.

(i)   Perpetual security. Next contractual call date presented, if applicable.

(j)  Convertible security.

(k)  All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $53,444.

(l)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(m)   Treasury inflation indexed note, par amount is adjusted for inflation.

(n)   The security is a direct debt of the agency and not collateralized by mortgages.

(o)   Security issued with a zero coupon. Income is recognized through the accretion of discount.

(p)   All or a portion of the security is pledged or segregated as collateral.

(q)   Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(r)   Investment in affiliate.

(s)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(t)   The coupon rate represents the yield to maturity.

FORWARD SALES COMMITMENTS (1.1%)
GOVERNMENT AND AGENCY OBLIGATIONS (1.1%)
Mortgage-Backed Securities (1.1%)
Federal Home Loan Mortgage Corp.
TBA, 3.50%, 01/15/48 (a)	(12,000)	$(12,330)
Total Government And Agency Obligations (proceeds $12,330)		(12,330)
Total Forward Sales Commitments (1.1%) (proceeds $12,330)		$(12,330)

(a)  All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2017, the total proceeds for investments sold on a delayed delivery basis was $12,330.

JNL/Goldman Sachs Emerging Markets Debt Fund
CORPORATE BONDS AND NOTES 22.1%
Argentina 1.2%
Arcor S.A.I.C.
6.00%, 07/06/23 (a) (b)	980	$1,041

See accompanying Notes to Financial Statements.

79

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Banco Macro SA
17.50%, 05/08/22, ARS (b)	16,330	834
Cablevision SA
6.50%, 06/15/21	1,780	1,894
6.50%, 06/15/21 (b)	300	319
		4,088
Bangladesh 0.2%
Banglalink Digital Communications Ltd.
8.63%, 05/06/19 (b)	500	520
Brazil 1.7%
Aegea Finance SARL
5.75%, 10/10/24 (b)	390	396
Banco do Brasil SA
6.25%, (callable at 100 beginning 04/15/24) (c)	1,190	1,086
9.00%, (callable at 100 beginning 06/18/24) (c)	370	397
BRF GmbH
4.35%, 09/29/26	530	511
Itau Unibanco Holding SA
6.13%, (callable at 100 beginning 12/12/22) (c) (d) (e)	370	374
Petrobras Global Finance BV
6.13%, 01/17/22	420	446
5.30%, 01/27/25 (b)	499	501
6.00%, 01/27/28 (b)	1,606	1,612
Samarco Mineracao SA
0.00%, 11/01/22 (d) (e) (f) (g)	300	206
		5,529
Canada 0.2%
First Quantum Minerals Ltd.
7.25%, 04/01/23 (b)	550	588
Chile 0.9%
Embotelladora Andina SA
5.00%, 10/01/23 (b)	550	603
GNL Quintero SA
4.63%, 07/31/29 (b)	680	708
Inversiones CMPC SA
4.38%, 05/15/23	400	415
Sociedad Quimica y Minera de Chile SA
5.50%, 04/21/20 (b)	230	244
3.63%, 04/03/23	990	1,002
		2,972
China 0.6%
21Vianet Group Inc.
7.00%, 08/17/20	410	413
China Evergrande Group
8.25%, 03/23/22	760	805
8.75%, 06/28/25	230	238
JD.com Inc.
3.88%, 04/29/26	400	402
Kaisa Group Holdings Ltd.
9.38%, 06/30/24	260	254
		2,112
Colombia 0.8%
Banco de Bogota SA
6.25%, 05/12/26 (b)	1,270	1,371
Colombia Telecomunicaciones SA ESP
8.50%, (callable at 100 beginning 03/30/20) (c)	1,043	1,119
Transportadora de Gas Internacional SA ESP
5.70%, 03/20/22 (a)	270	277
		2,767
Dominican Republic 0.4%
Aeropuertos Dominicanos Siglo XXI SA
6.75%, 03/30/29 (b)	1,290	1,410
France 0.1%
CMA CGM SA
5.25%, 01/15/25, EUR (b)	180	215
Guatemala 1.4%
Agromercantil Senior Trust
6.25%, 04/10/19	100	103
6.25%, 04/10/19 (b)	660	678
Central American Bottling Corp.
5.75%, 01/31/27 (b)	1,140	1,199
	Shares/Par[1]	Value
Comcel Trust
6.88%, 02/06/24 (b)	740	769
Comcel Trust via Comunicaciones Celulares SA
6.88%, 02/06/24	600	623
Energuate Trust
5.88%, 05/03/27 (b)	1,210	1,251
		4,623
Hong Kong 0.1%
New Cotai LLC
10.63%, 05/01/19 (a) (b) (h)	442	418
India 1.3%
GCX Ltd.
7.00%, 08/01/19 (a)	200	173
Glenmark Pharmaceuticals Ltd.
2.00%, 06/28/22 (i)	500	539
GMR Hyderabad International Airport Ltd.
4.25%, 10/27/27 (b)	200	197
Greenko Dutch BV
5.25%, 07/24/24 (b)	330	335
Greenko Investment Co.
4.88%, 08/16/23	600	595
4.88%, 08/16/23 (b)	200	198
HPCL-Mittal Energy Ltd.
5.25%, 04/28/27	480	499
Neerg Energy Ltd.
6.00%, 02/13/22	200	204
6.00%, 02/13/22 (b)	400	409
Reliance Industries Ltd.
3.67%, 11/30/27 (b)	910	900
Rolta Americas LLC
0.00%, 07/24/19 (d) (e) (f) (g)	420	101
		4,150
Indonesia 0.1%
Delta Investment Horizon International Ltd.
3.00%, 05/26/20 (i)	200	199
Innovate Capital Pte Ltd.
6.00%, 12/11/24 (h) (i)	110	72
		271
Ireland 0.3%
Phosagro OAO via Phosagro Bond Funding Ltd.
4.20%, 02/13/18	840	840
Israel 0.5%
Delek & Avner Tamar Bond Ltd.
3.84%, 12/30/18 (b)	1,480	1,480
Italy 0.6%
Wind Tre SpA
2.63%, 01/20/23, EUR (b)	500	586
3.13%, 01/20/25, EUR (b)	540	630
5.00%, 01/20/26 (b)	680	651
		1,867
Jamaica 0.6%
Digicel Group Ltd.
8.25%, 09/30/20	370	364
8.25%, 09/30/20 (b)	300	297
Digicel Ltd.
6.00%, 04/15/21	380	375
6.75%, 03/01/23 (b)	910	896
		1,932
Japan 0.5%
SoftBank Group Corp.
6.00%, (callable at 100 begininng 07/19/23) (c)	800	791
Universal Entertainment Corp.
8.50%, 08/24/20 (d) (e)	769	790
		1,581
Luxembourg 0.7%
Altice Financing SA
6.63%, 02/15/23	200	210
7.50%, 05/15/26	600	639
7.50%, 05/15/26 (b)	620	660
Telefonica Celular del Paraguay SA
6.75%, 12/13/22	760	783
		2,292

See accompanying Notes to Financial Statements.

80

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Malaysia 0.1%
Gohl Capital Ltd.
4.25%, 01/24/27	300	308
Mexico 1.6%
America Movil SAB de CV
6.00%, 06/09/19, MXN	8,890	437
Banco Mercantil del Norte SA
6.87%, (callable at 100 beginning 07/06/22) (b) (c)	330	347
7.63%, (callable at 100 beginning 01/10/28) (b) (c)	610	670
Cemex Finance LLC
4.63%, 06/15/24, EUR	220	286
Cemex SAB de CV
4.75%, 01/11/22, EUR (b)	340	418
2.75%, 12/05/24, EUR (b)	280	339
Gruma SAB de CV
4.88%, 12/01/24 (b)	910	973
Grupo Cementos de Chihuahua SAB de CV
5.25%, 06/23/24 (b)	720	728
JB y Compania SA de CV
3.75%, 05/13/25 (b)	410	411
Petroleos Mexicanos
3.75%, 02/21/24, EUR	400	521
		5,130
Mongolia 0.3%
Energy Resources LLC
2.84%, (callable at 100 beginning 04/01/18) (c) (h)	546	292
8.00%, 09/30/22 (a) (j)	822	842
		1,134
Netherlands 0.1%
Petrobras Global Finance BV
4.38%, 05/20/23	160	159
VimpelCom Holdings BV
4.95%, 06/16/24 (b)	210	213
		372
Nigeria 0.1%
Zenith Bank Plc
7.38%, 05/30/22	230	239
Paraguay 0.4%
Banco Regional SAECA
8.13%, 01/24/19 (b)	1,410	1,476
Peru 2.1%
Abengoa Transmision Sur SA
6.88%, 04/30/43 (b)	1,938	2,140
Banco de Credito del Peru
4.85%, 10/30/20, PEN (b)	5,525	1,704
Corp. Lindley SA
6.75%, 11/23/21	1,756	1,941
Peru Enhanced Pass-Through Finance Ltd.
0.00%, 05/31/18 - 06/02/25 (k)	1,062	930
San Miguel Industrias Pet SA
4.50%, 09/18/22 (b)	200	203
		6,918
Qatar 0.4%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.30%, 09/30/20	394	406
5.84%, 09/30/27 (d) (e)	510	573
6.33%, 09/30/27	330	378
		1,357
Romania 0.1%
Cable Communications Systems NV
5.00%, 10/15/23, EUR (b)	260	334
Russian Federation 1.1%
Credit Bank of Moscow Via CBOM Finance Plc
7.50%, 10/05/27 (a) (j)	1,460	1,351
Lukoil International Finance BV
4.56%, 04/24/23	510	530
Phosagro OAO via Phosagro Bond Funding Ltd.
3.95%, 11/03/21 (b)	1,250	1,260
	Shares/Par[1]	Value
Sberbank of Russia Via SB Capital SA
5.50%, 02/26/24 (j)	470	479
		3,620
Singapore 0.2%
CapitaLand Ltd.
1.85%, 06/19/20, SGD (i)	250	183
2.80%, 06/08/25, SGD (i)	750	559
		742
South Africa 0.9%
MTN Mauritius Investment Ltd.
5.37%, 02/13/22 (a)	220	228
MTN Mauritius Investments Ltd.
6.50%, 10/13/26 (b)	570	615
Petra Diamonds U.S. Treasury Plc
7.25%, 05/01/22 (a)	430	434
7.25%, 05/01/22 (b)	320	325
Transnet SOC Ltd.
10.00%, 03/30/29, ZAR	16,500	1,238
		2,840
Turkey 0.7%
Anadolu Efes Biracilik Ve Malt Sanayii A/S
3.38%, 11/01/22	1,050	1,023
Coca-Cola Icecek A/S
4.22%, 09/19/24 (a) (b)	400	406
Global Liman Isletmeleri
8.13%, 11/14/21	200	203
8.13%, 11/14/21 (b)	760	776
		2,408
Ukraine 0.4%
Metinvest BV
9.37%, 12/31/21 (h)	827	860
MHP SA
8.25%, 04/02/20	330	358
7.75%, 05/10/24 (b)	200	217
		1,435
United Arab Emirates 0.6%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/47 (b)	800	825
Dolphin Energy Ltd.
5.50%, 12/15/21	250	271
Ruwais Power Co. PJSC
6.00%, 08/31/36 (b)	640	750
		1,846
United Kingdom 0.3%
Tullow Oil Plc
6.00%, 11/01/20 (a)	490	493
6.25%, 04/15/22 (b)	350	351
		844
United States of America 0.2%
Kosmos Energy Ltd.
7.88%, 08/01/21	470	480
7.88%, 08/01/21 (b)	200	204
		684
Vietnam 0.2%
Debt and Asset Trading Corp.
1.00%, 10/10/25	980	696
Zambia 0.1%
First Quantum Minerals Ltd.
7.50%, 04/01/25	210	228
Total Corporate Bonds And Notes (cost $70,477)		72,266
GOVERNMENT AND AGENCY OBLIGATIONS 61.6%
Argentina 3.9%
Argentina Bonar Bond
25.88%, (Argentina Deposit Rates Badlar + 2.75%), 03/01/18, ARS (j)	9,180	489
25.63%, (Argentina Deposit Rates Badlar + 2.50%), 03/11/19, ARS (j)	17,970	967
26.38%, (Argentina Deposit Rates Badlar + 3.25%), 03/01/20, ARS (j)	2,475	135
25.13%, (Argentina Deposit Rates Badlar + 2.00%), 04/03/22, ARS (j)	3,705	196

See accompanying Notes to Financial Statements.

81

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Argentina Boncer Inflation Indexed Note
2.50%, 07/22/21, ARS (l)	375	26
Argentina Bonos del Tesoro
22.75%, 03/05/18, ARS	3,300	175
16.00%, 10/17/23, ARS	2,940	156
15.50%, 10/17/26, ARS	2,420	132
Argentina Government International Bond
2.26%, 12/31/38, EUR (m)	420	368
7.13%, 06/28/17 (a) (b)	910	938
Argentina POM Politica Monetaria
28.75%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (j)	80,215	4,528
Argentina Republic Government International Bond
3.38%, 01/15/23, EUR	710	869
5.00%, 01/15/27, EUR	750	934
5.25%, 01/15/28, EUR	760	949
2.50%, 12/31/38 (m)	130	96
6.25%, 11/09/47, EUR	100	122
City of Buenos Aires, Argentina
26.38%, (Argentina Deposit Rates Badlar + 3.25%), 03/29/24, ARS (j)	19,130	965
Province of Santa Fe
7.00%, 03/23/23	180	194
Provincia de Buenos Aires
26.96%, (Argentina Deposit Rates Badlar + 3.83%), 05/31/22, ARS (j)	7,680	414
Republic of Argentina
7.82%, 12/31/33, EUR	96	135
		12,788
Brazil 3.7%
Brazil Inflation Indexed Notas do Tesouro Nacional
6.00%, 08/15/40, BRL (l)	1,039	1,010
Brazil Notas do Tesouro Nacional
10.00%, 01/01/23 - 01/01/27, BRL	37,163	11,241
		12,251
Burundi 0.1%
Eastern and Southern African Trade and Development Bank
5.38%, 03/14/22	200	209
Chile 2.6%
Banco Central de Chile en UF Inflation Indexed Note
3.00%, 03/01/22, CLP (n)	455,568	790
Bonos de la Tesoreria de la Republica en pesos
4.50%, 02/28/21, CLP	115,000	191
Bonos de la Tesoreria de la Republica en Pesos
4.50%, 03/01/26, CLP	705,000	1,143
5.00%, 03/01/35, CLP	1,320,000	2,140
Bonos Tesoreria Pesos
4.50%, 03/01/21, CLP	1,860,000	3,094
Chile Government International Bond
5.50%, 08/05/20, CLP	751,000	1,277
		8,635
Colombia 4.2%
Colombia Government International Bond
7.75%, 04/14/21, COP	1,138,000	405
4.38%, 03/21/23, COP	1,858,000	587
Colombia TES
11.25%, 10/24/18, COP	242,300	85
7.00%, 05/04/22 - 06/30/32, COP	12,808,400	4,468
10.00%, 07/24/24, COP	8,768,400	3,542
7.50%, 08/26/26, COP	2,898,600	1,036
6.00%, 04/28/28, COP	3,372,300	1,078
Titulos de Tesoreria Inflation Indexed Bond
3.50%, 03/10/21 - 05/07/25, COP (n)	6,761,676	2,362
3.30%, 03/17/27, COP (n)	497,182	171
		13,734
Czech Republic 1.0%
Czech Republic Government Bond
0.25%, 02/10/27, CZK	24,080	1,001
2.50%, 08/25/28, CZK	33,530	1,694
4.20%, 12/04/36, CZK	12,140	750
		3,445
	Shares/Par[1]	Value
Dominican Republic 1.0%
Dominican Republic Bond
11.38%, 07/06/29, DOP	3,000	69
Dominican Republic Central Bank Note
11.00%, 09/15/23, DOP (b)	2,190	47
Dominican Republic Government Bond
12.00%, 03/05/32, DOP	58,600	1,392
Dominican Republic International Bond
11.50%, 05/10/24, DOP	17,400	408
18.50%, 02/04/28, DOP (b)	4,900	149
6.85%, 01/27/45 (b)	950	1,067
		3,132
Ecuador 0.2%
Ecuador Government International Bond
9.65%, 12/13/26	200	230
9.63%, 06/02/27	310	355
		585
Hungary 2.5%
Hungary Government Bond
2.50%, 10/27/21, HUF	86,550	355
3.00%, 06/26/24, HUF	1,122,300	4,746
5.50%, 06/24/25, HUF	610,020	2,977
6.75%, 10/22/28, HUF	6,970	39
		8,117
Indonesia 2.7%
Indonesia Government Bond
8.25%, 07/15/21, IDR	32,700,000	2,587
7.00%, 05/15/27, IDR	7,241,000	561
Indonesia Government International Bond
5.88%, 01/15/24	720	820
2.15%, 07/18/24, EUR (b)	940	1,185
6.75%, 01/15/44	270	359
Indonesia Treasury Bond
7.88%, 04/15/19, IDR	19,500,000	1,483
6.13%, 05/15/28, IDR	3,000	—
9.00%, 03/15/29, IDR	20,200,000	1,748
		8,743
Malaysia 5.5%
Malaysia Government Bond
3.58%, 09/28/18, MYR	14,530	3,610
3.76%, 03/15/19, MYR	2,020	504
5.73%, 07/30/19, MYR	5,130	1,320
4.38%, 11/29/19, MYR	13,820	3,491
3.89%, 07/31/20, MYR	1,050	263
4.05%, 09/30/21, MYR	1,630	409
4.50%, 04/15/30, MYR	1,100	272
4.23%, 06/30/31, MYR	4,800	1,166
4.25%, 05/31/35, MYR	2,010	477
4.74%, 03/15/46, MYR	1,810	439
Malaysia Government Investment Issue
3.51%, 05/15/18, MYR	2,930	725
3.87%, 08/30/18, MYR	8,470	2,101
3.40%, 11/30/18, MYR	4,950	1,225
3.56%, 04/30/19, MYR	3,330	826
3.74%, 08/26/21, MYR	2,840	700
4.25%, 09/30/30, MYR	1,890	450
4.79%, 10/31/35, MYR	670	166
		18,144
Mexico 2.4%
Mexico Bonos
6.50%, 06/09/22, MXN	105,917	5,163
8.00%, 12/07/23 - 11/07/47, MXN	13,391	693
10.00%, 12/05/24, MXN	7,718	443
7.50%, 06/03/27, MXN	2,110	106
7.75%, 05/29/31, MXN	21,202	1,080
7.75%, 11/23/34 - 11/13/42, MXN	8,913	452
		7,937
Nigeria 0.2%
Africa Finance Corp.
3.88%, 04/13/24 (b)	300	302
Nigeria Government International Bond
6.50%, 11/28/27 (b)	200	209

See accompanying Notes to Financial Statements.

82

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
7.63%, 11/28/47 (b)	250	268
		779
Pakistan 0.1%
Pakistan Government International Bond
6.88%, 12/05/27 (b)	220	221
Peru 3.5%
Peru Government International Bond
5.70%, 08/12/24, PEN	2,542	848
5.70%, 08/12/24, PEN (b)	7,930	2,645
8.20%, 08/12/26, PEN	553	210
6.35%, 08/12/28, PEN (b)	5,585	1,890
6.95%, 08/12/31, PEN	2,178	767
6.15%, 08/12/32, PEN (b)	6,320	2,074
6.90%, 08/12/37, PEN	2,462	856
6.85%, 02/12/42, PEN	4,205	1,421
6.71%, 02/12/55, PEN	718	238
Republic of Peru
7.84%, 08/12/20, PEN	843	290
5.20%, 09/12/23, PEN	712	232
		11,471
Puerto Rico 0.2%
Commonwealth of Puerto Rico
0.00%, 07/01/27 - 07/01/41 (d) (e) (f) (g)	665	150
Puerto Rico Commonwealth Aqueduct & Sewer Authority
5.50%, 07/01/28	25	15
5.00%, 07/01/33	40	25
5.75%, 07/01/37	125	77
6.00%, 07/01/38 - 07/01/44	45	29
Puerto Rico Sales Tax Financing Corp.
0.00%, 08/01/27 - 08/01/43 (d) (e) (f) (g) (k)	2,855	266
		562
Romania 1.3%
Romania Government Bond
5.85%, 04/26/23, RON	3,800	1,063
3.25%, 04/29/24, RON	7,770	1,902
4.75%, 02/24/25, RON	1,300	346
5.80%, 07/26/27, RON	3,180	909
		4,220
Russian Federation 6.1%
Russia Federal Bond
7.10%, 10/16/24, RUB	108,180	1,874
7.75%, 09/16/26, RUB	124,110	2,203
8.50%, 09/17/31, RUB	502,690	9,424
7.70%, 03/23/33, RUB	321,280	5,598
Russia Government Bond
7.05%, 01/19/28, RUB	47,060	793
		19,892
South Africa 9.6%
Republic of South Africa
6.25%, 03/31/36, ZAR	10,270	597
South Africa Government Bond
8.00%, 01/31/30, ZAR	12,860	947
8.25%, 03/31/32, ZAR	65,940	4,862
8.88%, 02/28/35, ZAR	95,430	7,253
8.50%, 01/31/37, ZAR	128,215	9,296
9.00%, 01/31/40, ZAR	59,485	4,477
6.50%, 02/28/41, ZAR	16,920	964
8.75%, 01/31/44 - 02/28/48, ZAR	36,961	2,688
South Africa Government International Bond
4.88%, 04/14/26	240	245
4.30%, 10/12/28	250	241
		31,570
Suriname 0.1%
Republic of Suriname
9.25%, 10/26/26 (b)	200	214
Thailand 4.3%
Thailand Government Bond
3.65%, 12/17/21 - 06/20/31, THB	120,110	3,988
1.88%, 06/17/22, THB	44,260	1,364
3.85%, 12/12/25, THB	26,500	907
3.58%, 12/17/27, THB	27,180	909
	Shares/Par[1]	Value
3.78%, 06/25/32, THB	20,200	686
Thailand Government Inflation Indexed Bond
1.25%, 03/12/28, THB (n)	205,669	6,125
		13,979
Turkey 5.3%
Turkey Government Bond
10.40%, 03/27/19, TRY	8,770	2,237
9.40%, 07/08/20, TRY	1,750	427
9.20%, 09/22/21, TRY	1,360	325
10.70%, 08/17/22, TRY	12,920	3,248
8.00%, 03/12/25, TRY	2,400	525
10.60%, 02/11/26, TRY	16,630	4,168
11.00%, 03/02/22 - 02/24/27, TRY	11,320	2,882
10.50%, 08/11/27, TRY	7,580	1,892
Turkey Government International Bond
7.50%, 11/07/19	420	451
4.88%, 10/09/26	1,320	1,300
		17,455
United States of America 0.1%
U.S. Treasury Note
2.25%, 12/31/24	370	368
Uruguay 0.2%
Uruguay Government International Bond
8.50%, 03/15/28, UYU (b)	9,550	331
Uruguay Government International Inflation Indexed Bond
4.38%, 12/15/28, UYU (n)	9,556	379
		710
Venezuela 0.8%
Petroleos de Venezuela SA
0.00%, 10/28/22 - 11/15/26 (d) (e) (f) (g)	14,100	2,660
Total Government And Agency Obligations (cost $205,791)		201,821
CREDIT LINKED STRUCTURED NOTES 7.3%
Colombia 0.2%
Citigroup Funding Inc. Credit Linked Note
(Republic of Colombia, 10.00%, 07/24/24, Moody's rating N/A), COP (d) (e)	1,642,000	659
Egypt 1.8%
Citigroup Global Markets Holdings Inc. Credit Linked Note
(Egypt Treasury Bill, 0.00%, 11/23/18, Moody's Rating N/A), EGP (b) (k)	8,475	471
(Egypt Treasury Bill, 0.00%, 07/10/18, Moody's Rating N/A), EGP (b) (k)	24,000	1,226
(Egypt Treasury Bill, 0.00%, 05/08/18, Moody's Rating N/A), EGP (b) (k)	21,000	1,109
(Egypt Treasury Bill, 0.00%, 10/30/18, Moody's rating N/A), EGP (b) (k)	12,000	588
HSBC Bank Plc Credit Linked Note
(Egypt Treasury Bill, 0.00%, 06/05/18, Moody's rating N/A), EGP (b) (k)	14,600	760
JPMorgan Chase & Co. Credit Linked Note
(Egypt Treasury Bill, 0.00%, 07/24/18, Moody's rating N/A), EGP (b) (k)	5,300	278
JPMorgan Chase Bank NA Credit Linked Note
(Egypt Treasury Bill, 0.00%, 05/08/18, Moody's Rating N/A), EGP (b) (k)	10,250	538
(Egypt Treasury Bill, 0.00%, 02/13/18, Moody's rating N/A), EGP (b) (k)	16,500	907
		5,877
Indonesia 5.3%
Deutsche Bank AG Credit Linked Note
(Indonesia Government, 8.25%, 05/15/36, Moody's Rating N/A), IDR (b)	9,800,000	800
(Indonesia Government, 7.05%, 08/15/32, Moody's rating N/A), IDR (b)	15,300,000	1,184
JPMorgan Chase & Co. Credit Linked Note
(Indonesia Government, 8.38%, 09/15/26, Moody's rating N/A), IDR (b)	13,137,000	1,047
(Indonesia Government, 9.00%, 03/15/29, Moody's rating Baa3), IDR (b)	55,759,000	4,828
(Indonesia Government, 6.63%, 05/15/33, Moody's rating Baa3), IDR (b)	46,000,000	3,290

See accompanying Notes to Financial Statements.

83

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
(Indonesia Government, 7.88%, 04/15/19, Moody's rating Baa3), IDR (b)	21,400,000	1,627
Standard Chartered Bank Credit Linked Note
(Indonesia Government, 9.00%, 03/15/29, Moody's Rating Baa3), IDR (b)	13,685,000	1,183
(Indonesia Government, 8.75%, 05/15/31, Moody's rating N/A), IDR (b)	22,757,000	1,936
(Indonesia Government, 6.63%, 05/15/33, Moody's rating Baa3), IDR (b)	18,684,000	1,337
		17,232
Total Credit Linked Structured Notes (cost $25,200)		23,768
COMMON STOCKS 0.0%
Mongolia 0.0%
Mongolian Mining Corp. (f)	1,247	33
United States of America 0.0%
New Cotai LLC (f) (o)	—	—
Total Common Stocks (cost $41)		33
SHORT TERM INVESTMENTS 2.4%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (p) (q)	500	500
Securities Lending Collateral 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (q)	5,372	5,372
Treasury Securities 0.6%
Letras Banco Central Argentina Treasury Bill
1.35%, 06/21/18, ARS (r)	10,400	493
1.33%, 07/18/18, ARS (r)	14,225	663
1.30%, 08/15/18, ARS (r)	17,550	799
		1,955
Total Short Term Investments (cost $7,910)		7,827
Total Investments 93.4% (cost $309,419)		305,715
Total Purchased Options 0.0% (cost $6)		18
Other Derivative Instruments (0.2)%		(725)
Other Assets and Liabilities, Net 6.8%		22,374
Total Net Assets 100.0%		$327,382

(a)  All or portion of the security was on loan.

(b)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $72,250 and 22.1%, respectively.

(c)  Perpetual security. Next contractual call date presented, if applicable.

(d)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f)  Non-income producing security.

(g)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.0% of the Fund’s net assets.

(h)  Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(i)   Convertible security.

(j)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

Shares/Par[1]	Value

(k)  Security issued with a zero coupon. Income is recognized through the accretion of discount.

(l)   Treasury inflation indexed note, par amount is not adjusted for inflation.

(m)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(n)  Treasury inflation indexed note, par amount is adjusted for inflation.

(o)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(p)   Investment in affiliate.

(q)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(r)   The coupon rate represents the yield to maturity.

JNL/Invesco Global Real Estate Fund
COMMON STOCKS 98.7%
Australia 5.6%
Dexus	1,620	$12,327
Goodman Group	3,475	22,878
GPT Group	3,561	14,228
Mirvac Group	6,440	11,831
Scentre Group	12,407	40,618
Westfield Corp.	1,085	8,046
		109,928
Canada 2.9%
Allied Properties REIT	377	12,642
Canadian Apartment Properties REIT	320	9,522
Chartwell Retirement Residences	524	6,801
H&R REIT	455	7,756
Killam Apartment Real Estate Investment Trust	485	5,500
RioCan REIT	560	10,870
SmartCentres REIT	135	3,316
		56,407
France 4.1%
Icade SA	126	12,458
Klepierre	591	26,076
Unibail-Rodamco SE	168	42,429
		80,963
Germany 3.6%
Deutsche Wohnen SE	337	14,795
LEG Immobilien AG	163	18,664
Vonovia SE	777	38,704
		72,163
Hong Kong 8.3%
CK Asset Holdings Ltd.	2,857	25,026
Hang Lung Properties Ltd.	6,137	14,989
Hongkong Land Holdings Ltd.	1,400	9,861
Link REIT	2,420	22,398
New World Development Ltd.	16,045	24,050
Sun Hung Kai Properties Ltd.	2,260	37,758
Swire Properties Ltd.	4,113	13,265
Wharf Holdings Ltd.	1,618	5,586
Wharf Real Estate Investment Co. Ltd. (a)	1,602	10,662
		163,595
Ireland 0.4%
Green REIT Plc	4,593	8,592
Japan 9.9%
Activia Properties Inc.	1	4,905
Advance Residence Investment Corp.	2	5,073
AEON REIT Investment Corp.	4	4,500
Daiwa House REIT Investment Co.	2	4,682
Daiwa Office Investment Corp.	2	10,870
Fukuoka REIT Corp.	1	1,618
GLP J-REIT	10	10,599
Hulic Co. Ltd.	952	10,705
Hulic REIT Inc.	3	4,808
Japan Hotel REIT Investment Corp.	17	11,655
Japan Logistics Fund Inc.	2	3,192

See accompanying Notes to Financial Statements.

84

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Japan Real Estate Investment Corp.	3	11,775
Mitsubishi Estate Co. Ltd.	1,605	27,927
Mitsui Fudosan Co. Ltd.	1,996	44,768
Mitsui Fudosan Logistics Park Inc.	1	1,991
Nippon Building Fund Inc.	2	8,439
Sumitomo Realty & Development Co. Ltd.	572	18,813
Tokyo Tatemono Co. Ltd.	681	9,198
		195,518
Luxembourg 1.4%
Grand City Properties SA	1,175	27,782
Malta 0.0%
BGP Holdings Plc (b) (c)	5,552	94
Singapore 2.5%
Ascendas REIT	4,865	9,904
CapitaMall Trust	4,624	7,370
City Developments Ltd.	2,435	22,730
Mapletree Commercial Trust	2,561	3,103
UOL Group Ltd.	910	6,035
		49,142
Spain 0.8%
Inmobiliaria Colonial SA	633	6,304
Merlin Properties Socimi SA	646	8,774
		15,078
Sweden 1.6%
Castellum AB	659	11,136
Hufvudstaden AB - Class A	797	12,768
Wihlborgs Fastigheter AB	321	7,692
		31,596
Switzerland 0.8%
Swiss Prime Site AG	172	15,871
United Kingdom 5.1%
Big Yellow Group Plc	453	5,330
Derwent London Plc	251	10,591
Great Portland Estates Plc	1,373	12,773
Land Securities Group Plc	1,343	18,303
LondonMetric Property Plc	2,998	7,542
Segro Plc	2,254	17,900
Tritax Big Box REIT Plc	6,610	13,308
Unite Group Plc	1,328	14,466
		100,213
United States of America 51.7%
Acadia Realty Trust	301	8,226
Alexandria Real Estate Equities Inc.	36	4,759
American Campus Communities Inc.	349	14,329
American Homes For Rent - Class A	742	16,202
American Tower Corp.	85	12,122
Apple Hospitality REIT Inc.	785	15,398
AvalonBay Communities Inc.	133	23,739
Boston Properties Inc.	403	52,365
Brandywine Realty Trust	682	12,414
Brixmor Property Group Inc.	679	12,669
Columbia Property Trust Inc.	430	9,863
Cousins Properties Inc.	1,706	15,780
Crown Castle International Corp.	89	9,912
Digital Realty Trust Inc.	72	8,156
EastGroup Properties Inc.	38	3,397
Education Realty Trust Inc.	387	13,519
Equinix Inc.	27	12,024
Equity Residential Properties Inc.	667	42,549
Essex Property Trust Inc.	122	29,511
Extra Space Storage Inc.	267	23,307
Federal Realty Investment Trust	233	30,970
GGP Inc.	931	21,775
HCP Inc.	430	11,205
Healthcare Realty Trust Inc.	879	28,247
Host Hotels & Resorts Inc.	956	18,984
Hudson Pacific Properties Inc.	995	34,090
Invitation Homes Inc.	457	10,765
Kilroy Realty Corp.	166	12,378
Liberty Property Trust	639	27,492
Macerich Co.	295	19,358
Mid-America Apartment Communities Inc.	183	18,369
	Shares/Par[1]	Value
National Health Investors Inc.	185	13,957
National Retail Properties Inc.	390	16,801
Park Hotels & Resorts Inc.	593	17,042
Pebblebrook Hotel Trust	220	8,183
Physicians Realty Trust	263	4,737
ProLogis Inc.	856	55,188
Public Storage	248	51,729
QTS Realty Trust Inc. - Class A	416	22,539
Realty Income Corp.	444	25,330
Regency Centers Corp.	175	12,091
Retail Opportunity Investments Corp.	605	12,078
Simon Property Group Inc.	412	70,822
SL Green Realty Corp.	107	10,753
Sun Communities Inc.	239	22,208
Sunstone Hotel Investors Inc.	674	11,149
Terreno Realty Corp	197	6,889
Ventas Inc.	337	20,197
Vornado Realty Trust	414	32,393
Washington REIT	256	7,958
Welltower Inc.	410	26,161
		1,022,079
Total Common Stocks (cost $1,858,296)		1,949,021
SHORT TERM INVESTMENTS 0.9%
Investment Companies 0.9%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	19,118	19,118
Total Short Term Investments (cost $19,118)		19,118
Total Investments 99.6% (cost $1,877,414)		1,968,139
Other Assets and Liabilities, Net 0.4%		7,110
Total Net Assets 100.0%		$1,975,249

(a)  Non-income producing security.

(b)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d)   Investment in affiliate.

(e)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/Invesco Small Cap Growth Fund
COMMON STOCKS 97.8%
Consumer Discretionary 12.2%
Brunswick Corp.	240	$13,229
CalAtlantic Group Inc.	286	16,145
Carter's Inc.	124	14,617
Dunkin' Brands Group Inc.	248	15,970
Five Below Inc. (a)	263	17,440
G-III Apparel Group Ltd. (a)	323	11,921
IMAX Corp. (a)	331	7,666
Jack in the Box Inc.	118	11,593
Penn National Gaming Inc. (a)	734	23,005
Pool Corp.	129	16,678
Six Flags Entertainment Corp. (b)	233	15,480
Steven Madden Ltd. (a)	307	14,316
Texas Roadhouse Inc.	300	15,822
Urban Outfitters Inc. (a)	323	11,319
Visteon Corp. (a)	119	14,925
Wendy's Co.	862	14,158
		234,284
Consumer Staples 1.2%
Boston Beer Co. Inc. - Class A (a) (b)	52	9,924
Lancaster Colony Corp.	103	13,292
		23,216
Energy 3.6%
Centennial Resource Development Inc. - Class A (a)	799	15,827
Energen Corp. (a)	281	16,171
Laredo Petroleum Holdings Inc. (a)	844	8,959

See accompanying Notes to Financial Statements.

85

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Parsley Energy Inc. - Class A (a)	483	14,211
Patterson-UTI Energy Inc.	588	13,520
		68,688
Financials 9.4%
American Equity Investment Life Holding Co.	511	15,697
American Financial Group Inc.	149	16,182
BankUnited Inc.	322	13,099
Cathay General Bancorp	398	16,772
Cullen/Frost Bankers Inc.	168	15,928
Evercore Inc. - Class A	166	14,899
Financial Engines Inc.	301	9,107
Hanover Insurance Group Inc.	138	14,938
MarketAxess Holdings Inc.	83	16,794
MB Financial Inc.	330	14,683
RLI Corp.	166	10,077
Sterling Bancorp	531	13,066
WisdomTree Investments Inc. (b)	679	8,517
		179,759
Health Care 22.6%
ACADIA Pharmaceuticals Inc. (a)	443	13,352
Adamas Pharmaceuticals Inc. (a) (b)	509	17,246
Aerie Pharmaceuticals Inc. (a)	80	4,775
Agios Pharmaceuticals Inc. (a)	253	14,470
Align Technology Inc. (a)	54	11,969
Bio-Techne Corp.	132	17,038
Cantel Medical Corp.	163	16,744
Catalent Inc. (a)	345	14,180
Chemed Corp.	66	15,995
DexCom Inc. (a) (b)	168	9,629
Exelixis Inc. (a)	791	24,044
GW Pharmaceuticals Plc - ADS (a) (b)	108	14,189
Halozyme Therapeutics Inc. (a) (b)	1,170	23,701
Halyard Health Inc. (a)	333	15,398
HealthEquity Inc. (a)	436	20,340
HealthSouth Corp.	283	13,990
Hill-Rom Holdings Inc.	178	15,037
ICU Medical Inc. (a)	71	15,271
Integra LifeSciences Holdings Corp. (a)	276	13,205
Medidata Solutions Inc. (a)	177	11,218
Momenta Pharmaceuticals Inc. (a)	757	10,564
Nektar Therapeutics (a)	335	19,979
Neurocrine Biosciences Inc. (a)	272	21,097
Nevro Corp. (a)	142	9,781
NxStage Medical Inc. (a)	509	12,338
Pacific Biosciences of California Inc. (a)	1,226	3,237
PerkinElmer Inc.	246	17,975
Prestige Brands Holdings Inc. (a)	207	9,194
Repligen Corp. (a)	315	11,441
Select Medical Holdings Corp. (a)	843	14,872
		432,269
Industrials 15.6%
Acuity Brands Inc.	79	13,881
AO Smith Corp.	291	17,817
Brink's Co.	244	19,194
BWX Technologies Inc.	297	17,992
ITT Inc.	327	17,440
John Bean Technologies Corp.	164	18,160
Kennametal Inc.	321	15,544
Knight-Swift Transportation Holdings Inc. - Class A	567	24,805
Landstar System Inc.	139	14,519
Lincoln Electric Holdings Inc.	150	13,768
Masonite International Corp. (a)	187	13,842
Old Dominion Freight Line Inc.	161	21,193
Pitney Bowes Inc.	607	6,790
Timken Co.	281	13,831
TransDigm Group Inc.	53	14,437
Univar Inc. (a)	463	14,332
WABCO Holdings Inc. (a)	103	14,729
Wabtec Corp. (b)	162	13,211
Watsco Inc.	80	13,554
		299,039
Information Technology 27.5%
2U Inc. (a)	228	14,705
	Shares/Par[1]	Value
Aspen Technology Inc. (a)	324	21,455
Booz Allen Hamilton Holding Corp. - Class A	424	16,172
Cavium Inc. (a)	197	16,549
Cognex Corp.	386	23,634
CommVault Systems Inc. (a)	293	15,376
CoStar Group Inc. (a)	75	22,408
EPAM Systems Inc. (a)	153	16,480
Euronet Worldwide Inc. (a)	195	16,470
ExlService Holdings Inc. (a)	230	13,907
Fair Isaac Corp.	140	21,506
Guidewire Software Inc. (a)	261	19,349
II-VI Inc. (a)	327	15,360
Integrated Device Technology Inc. (a)	503	14,966
Littelfuse Inc.	93	18,464
LogMeIn Inc.	120	13,775
MKS Instruments Inc.	184	17,392
Monolithic Power Systems Inc.	129	14,483
National Instruments Corp.	324	13,475
Pegasystems Inc.	227	10,692
Power Integrations Inc.	169	12,426
Proofpoint Inc. (a)	153	13,597
Q2 Holdings Inc. (a)	402	14,818
Qualys Inc. (a)	333	19,743
RealPage Inc. (a)	394	17,448
Silicon Laboratories Inc. (a)	242	21,380
Take-Two Interactive Software Inc. (a)	331	36,334
Trimble Inc. (a)	424	17,250
Ultimate Software Group Inc. (a)	88	19,199
Zebra Technologies Corp. - Class A (a)	173	17,971
		526,784
Materials 3.9%
Berry Global Group Inc. (a)	345	20,264
Ingevity Corp. (a)	232	16,324
Martin Marietta Materials Inc.	96	21,121
PolyOne Corp.	392	17,052
		74,761
Real Estate 1.1%
CubeSmart	386	11,160
Highwoods Properties Inc.	205	10,438
		21,598
Telecommunication Services 0.7%
Cogent Communications Group Inc.	311	14,095
Total Common Stocks (cost $1,405,569)		1,874,493
SHORT TERM INVESTMENTS 3.9%
Investment Companies 2.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	45,354	45,354
Securities Lending Collateral 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	30,278	30,278
Total Short Term Investments (cost $75,632)		75,632
Total Investments 101.7% (cost $1,481,201)		1,950,125
Other Assets and Liabilities, Net (1.7)%		(32,929)
Total Net Assets 100.0%		$1,917,196

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/Lazard Emerging Markets Fund
COMMON STOCKS 98.8%
Argentina 1.7%
YPF SA - Class D - ADR	742	$17,006
Brazil 10.5%
AMBEV SA - ADR	2,266	14,640
Banco do Brasil SA	2,270	21,780
BB Seguridade Participacoes SA	1,920	16,493
CCR SA	3,052	14,861
Cia de Saneamento Basico do Estado de Sao Paulo	339	3,509
Cielo SA	2,875	20,383

See accompanying Notes to Financial Statements.

86

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Localiza Rent a Car SA	1,144	7,608
Petrobras Distribuidora SA (a) (b)	1,444	7,443
Suzano Papel e Celulose SA	31	172
		106,889
China 17.2%
AAC Technologies Holdings Inc.	445	7,952
Baidu.com - Class A - ADR (a)	104	24,387
China Construction Bank Corp. - Class H	47,045	43,371
China Mobile Ltd. - ADR	587	29,661
China Shenhua Energy Co. Ltd. - Class H	3,731	9,680
CNOOC Ltd.	5,066	7,272
ENN Energy Holdings Ltd.	1,209	8,671
Hengan International Group Co. Ltd.	268	2,982
NetEase.com Inc. - ADR	84	29,117
Weichai Power Co. Ltd. - Class H	10,749	11,796
		174,889
Egypt 0.8%
Commercial International Bank Egypt SAE - GDR	1,941	8,436
Hungary 1.7%
OTP Bank Plc	423	17,536
India 9.7%
Axis Bank Ltd.	2,086	18,434
Bajaj Auto Ltd.	193	10,089
HCL Technologies Ltd.	801	11,189
Hero Motocorp Ltd.	251	14,928
Punjab National Bank (a)	4,301	11,542
Tata Consultancy Services Ltd.	764	32,357
		98,539
Indonesia 5.4%
Astra International Tbk PT	17,604	10,773
Bank Mandiri Persero Tbk PT	34,823	20,560
Semen Gresik Persero Tbk PT	8,270	6,027
Telekomunikasi Indonesia Persero Tbk PT - ADR	533	17,185
		54,545
Malaysia 0.7%
British American Tobacco Malaysia Bhd	698	6,892
Mexico 3.2%
America Movil SAB de CV - Class L - ADR	1,118	19,173
Grupo Mexico SAB de CV - Class B	2,171	7,175
Kimberly-Clark de Mexico SAB de CV - Class A (c)	3,663	6,463
		32,811
Pakistan 1.7%
Habib Bank Ltd.	2,384	3,609
Oil & Gas Development Co. Ltd.	3,344	4,935
Pakistan Petroleum Ltd.	4,692	8,729
		17,273
Philippines 0.8%
PLDT Inc. - ADR	256	7,701
Russian Federation 8.7%
Alrosa AO	5,475	7,121
Gazprom OAO Via Gaz Capital SA - ADR	1,734	7,650
Lukoil PJSC - ADR	311	17,823
Magnit PJSC - GDR	206	5,632
Mobile Telesystems PJSC - ADR	1,392	14,180
Sberbank of Russia - ADR (c)	2,108	35,865
		88,271
South Africa 10.4%
Bidvest Group Ltd.	784	13,744
Imperial Holdings Ltd.	714	15,031
Life Healthcare Group Holdings Ltd.	3,441	7,691
Nedbank Group Ltd.	442	9,112
PPC Ltd. (a)	5,803	3,256
Sanlam Ltd.	1,543	10,813
Shoprite Holdings Ltd.	944	16,807
Standard Bank Group Ltd.	739	11,585
Vodacom Group Ltd.	854	9,995
Woolworths Holdings Ltd.	1,399	7,339
		105,373
South Korea 15.0%
Coway Co. Ltd.	153	13,959
Hyundai Mobis	64	15,766
	Shares/Par[1]	Value
KB Financial Group Inc.	264	15,623
Korea Life Insurance Co. Ltd.	1,301	8,394
KT&G Corp.	60	6,486
Samsung Electronics Co. Ltd.	19	45,455
Shinhan Financial Group Co. Ltd.	504	23,239
SK Hynix Inc.	327	23,388
		152,310
Taiwan 5.2%
Hon Hai Precision Industry Co. Ltd. - GDR	1,266	8,019
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1,134	44,950
		52,969
Thailand 1.1%
Kasikornbank PCL	577	4,231
Siam Cement PCL	451	6,782
		11,013
Turkey 5.0%
Akbank T.A.S.	3,695	9,603
KOC Holding A/S	1,880	9,167
Tupras Turkiye Petrol Rafinerileri A/S	234	7,494
Turk Telekomunikasyon A/S (a)	3,891	6,617
Turkcell Iletisim Hizmet A/S	2,342	9,567
Turkiye Is Bankasi - Class C	4,732	8,711
		51,159
Total Common Stocks (cost $831,312)		1,003,612
SHORT TERM INVESTMENTS 1.4%
Investment Companies 1.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	12,343	12,343
Securities Lending Collateral 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (e)	1,648	1,648
Total Short Term Investments (cost $13,991)		13,991
Total Investments 100.2% (cost $845,303)		1,017,603
Other Assets and Liabilities, Net (0.2)%		(1,818)
Total Net Assets 100.0%		$1,015,785

(a)  Non-income producing security.

(b)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $7,443 and 0.7%, respectively.

(c)  All or portion of the security was on loan.

(d)  Investment in affiliate.

(e)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/Mellon Capital Emerging Markets Index Fund
COMMON STOCKS 94.7%
Brazil 4.4%
AMBEV SA	1,201	$7,702
Atacadao Distribuicao Comercio e Industria Ltda (a)	92	423
B3 SA	531	3,650
Banco Bradesco SA	246	2,380
Banco do Brasil SA	216	2,071
Banco Santander Brasil SA	105	1,012
BB Seguridade Participacoes SA	175	1,505
BR Malls Participacoes SA	208	798
BRF SA (a)	113	1,246
CCR SA	308	1,500
Centrais Eletricas Brasileiras SA (a)	45	265
Cia de Saneamento Basico do Estado de Sao Paulo	87	897
Cia Siderurgica Nacional SA (a)	141	357
Cielo SA	308	2,182
Cosan SA Industria e Comercio	40	500
Embraer SA	167	1,005
Energias do Brasil SA	68	288
Engie Brasil Energia SA	41	435
Equatorial Energia SA	50	982
Fibria Celulose SA	63	907
Hypermarcas SA	87	940
JBS SA	234	693

See accompanying Notes to Financial Statements.

87

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Klabin SA	144	762
Kroton Educacional SA	345	1,913
Localiza Rent a Car SA	121	806
Lojas Renner SA	177	1,898
M Dias Branco SA	25	388
Multiplan Empreendimentos Imobiliarios SA	22	467
Natura Cosmeticos SA	40	397
Odontoprev SA	65	313
Petroleo Brasileiro SA (a)	748	3,812
Porto Seguro SA	24	265
Qualicorp SA	57	530
Raia Drogasil SA	58	1,597
Rumo SA (a)	273	1,069
Sul America SA	45	256
Suzano Papel e Celulose SA	119	670
Tim Participacoes SA	206	812
Transmissora Alianca de Energia Eletrica SA	48	310
Ultrapar Participacoes SA	91	2,056
Vale SA	805	9,773
WEG SA	140	1,019
		60,851
Chile 1.1%
AES Gener SA	912	302
Aguas Andinas SA - Class A	649	430
Banco de Chile	6,290	1,008
Banco de Credito e Inversiones	11	759
Banco Santander Chile	17,023	1,333
Cencosud SA	365	1,079
Cia Cervecerias Unidas SA	41	619
Colbun SA	1,963	451
Empresa Nacional de Electricidad SA	847	766
Empresas CMPC SA	305	1,037
Empresas COPEC SA	114	1,807
Enel Americas SA	7,201	1,603
Enel Chile SA	5,095	603
ENTEL Chile SA	41	464
Itau CorpBanca	36,097	328
Lan Airlines SA	78	1,102
S.A.C.I. Falabella	178	1,773
		15,464
China 24.4%
3SBio Inc. (a)	240	471
58.Com Inc. - Class A - ADR (a)	23	1,617
AAC Technologies Holdings Inc.	186	3,311
Agile Property Holdings Ltd.	468	712
Air China Ltd. - Class H	462	562
Alibaba Group Holding Ltd. - ADS (a)	292	50,298
Alibaba Health Information Technology Ltd. (a) (b)	838	426
Alibaba Pictures Group Ltd. (a) (b)	3,400	457
Aluminum Corp. of China Ltd. - Class H (a) (b)	1,016	728
Anhui Conch Cement Co. Ltd. - Class H	320	1,507
Autohome Inc. - Class A - ADR (a)	13	834
Baidu.com - Class A - ADR (a)	69	16,261
Bank of China Ltd. - Class H	20,125	9,926
Bank of Communications Co. Ltd. - Class H	2,189	1,626
Beijing Capital International Airport Co. Ltd. - Class H	374	564
Beijing Enterprises Holdings Ltd.	127	751
Brilliance China Automotive Holdings Ltd.	762	2,037
BYD Co. Ltd. - Class H (b)	161	1,403
BYD Electronic International Co. Ltd.	166	362
China CITIC Bank Corp. Ltd. - Class H	2,233	1,401
China Communications Constructions Co. Ltd. - Class H	1,114	1,270
China Conch Venture Holdings Ltd.	395	916
China Construction Bank Corp. - Class H	21,286	19,623
China Huarong Asset Management Co. Ltd. - Class H	2,685	1,271
China Huishan Dairy Holdings Co. Ltd. (a) (c)	946	51
China Life Insurance Co. Ltd. - Class H	1,892	5,945
China Longyuan Power Group Corp. - Class H	781	556
China Merchants Holdings International Co. Ltd.	316	827
China Minsheng Banking Corp. Ltd. - Class H	1,405	1,407
China Mobile Ltd.	1,558	15,849
China Molybdenum Co. Ltd. - Class H	891	574
China National Building Material Co. Ltd. - Class H	700	627
	Shares/Par[1]	Value
China Pacific Insurance Group Co. Ltd. - Class H	662	3,189
China Petroleum & Chemical Corp. - Class H	6,380	4,684
China Railway Construction Corp. Ltd. - Class H	540	626
China Railway Group Ltd. - Class H	1,016	751
China Resources Pharmaceutical Group Ltd.	462	600
China Shenhua Energy Co. Ltd. - Class H	859	2,230
China Southern Airlines Co. Ltd. - Class H	460	475
China Telecom Corp. Ltd. - Class H	3,496	1,668
Chongqing Rural Commercial Bank - Class H	592	418
CITIC Securities Co. Ltd. - Class H	579	1,195
CNOOC Ltd.	4,541	6,518
Country Garden Holdings Co. Ltd.	1,413	2,702
CRRC Corp. Ltd. - Class H	1,066	1,143
Ctrip.com International Ltd. - ADR (a)	101	4,445
Dongfeng Motor Group Co. Ltd. - Class H	666	809
ENN Energy Holdings Ltd.	193	1,386
Far East Horizon Ltd.	485	415
Fosun International Ltd.	647	1,437
Fullshare Holdings Ltd.	1,735	801
Fuyao Glass Industry Group Co. Ltd. - Class H	133	561
GF Securities Co. Ltd. - Class H	328	660
Great Wall Motor Co. Ltd. - Class H (b)	779	892
Guangzhou Automobile Group Co. Ltd. - Class H	530	1,259
Guangzhou R&F Properties Co. Ltd. - Class H	244	551
Haitian International Holdings Ltd.	163	491
Hengan International Group Co. Ltd.	182	2,021
Huaneng Power International Inc. - Class H	1,066	669
Huaneng Renewables Corp. Ltd. - Class H	1,184	402
Huatai Securities Co. Ltd. - Class H	412	820
Industrial & Commercial Bank of China Ltd. - Class H	18,662	15,010
JD.com Inc. - Class A - ADR (a)	167	6,919
Jiangsu Expressway Co. Ltd. - Class H	303	461
Jiangxi Copper Co. Ltd. - Class H	320	509
Lee & Man Paper Manufacturing Ltd.	370	438
Meitu Inc. (a)	316	440
Momo Inc. - ADR (a)	27	664
NetEase.com Inc. - ADR	20	6,920
New Oriental Education & Technology Group - ADR	34	3,158
Nexteer Automotive Group Ltd.	209	499
PetroChina Co. Ltd. - Class H	5,313	3,705
Ping An Insurance Group Co. of China Ltd. - Class H	1,324	13,791
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H	486	354
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. - Class B	287	415
Shanghai Pharmaceuticals Holding Co. Ltd. - Class H	164	445
Shenzhou International Group Holdings Ltd.	200	1,905
Sihuan Pharmaceutical Holdings Group Ltd.	949	342
Sina Corp. (a)	14	1,425
Sinopec Shanghai Petrochemical Co. Ltd. - Class H	928	528
Sinopharm Group Co. Ltd. - Class H	297	1,284
Soho China Ltd.	470	275
Sun Art Retail Group Ltd.	588	621
Sunac China Holdings Ltd. (b)	521	2,159
TAL Education Group - ADS	75	2,221
Tencent Holdings Ltd.	1,443	75,052
Tingyi Cayman Islands Holding Corp.	501	975
Travelsky Technology Ltd. - Class H	260	782
Tsingtao Brewery Co. Ltd. - Class H	86	444
Vipshop Holdings Ltd. - ADR (a)	101	1,178
Want Want China Holdings Ltd.	1,238	1,038
Weibo Corp. - ADR (a)	12	1,202
Weichai Power Co. Ltd. - Class H	494	542
Yanzhou Coal Mining Co. Ltd. - Class H	424	497
Yum China Holdings Inc.	96	3,843
YY Inc. - Class A - ADS (a)	11	1,219
Zhejiang Expressway Co. Ltd. - Class H	354	390
Zhuzhou CSR Times Electric Co. Ltd. - Class H	150	978
Zijin Mining Group Co. Ltd. - Class H	1,424	539
ZTE Corp. - Class H (a)	179	674
		341,829
Colombia 0.3%
Bancolombia SA	59	593
Cementos Argos SA	110	426
Ecopetrol SA	1,323	980

See accompanying Notes to Financial Statements.

88

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Grupo Argos SA	88	613
Grupo de Inversiones Suramericana SA	55	738
Interconexion Electrica SA	95	454
		3,804
Czech Republic 0.2%
CEZ A/S	40	940
Komercni Banka A/S	19	812
Moneta Money Bank A/S	140	540
Telefonica O2 Czech Republic AS	13	164
		2,456
Egypt 0.1%
Commercial International Bank Egypt SAE	255	1,110
EFG Hermes Holdings SAE	125	166
Global Telecom Holding (a)	674	282
		1,558
Greece 0.3%
Alpha Bank AE (a)	340	731
Eurobank Ergasias SA (a)	457	468
Folli Follie SA (a)	9	205
Hellenic Telecommunications Organization SA	60	824
JUMBO SA	24	436
National Bank of Greece SA (a)	1,352	518
OPAP SA	66	831
Piraeus Bank SA (a)	87	322
Titan Cement Co. SA	10	275
		4,610
Hong Kong 4.8%
Agricultural Bank of China Ltd. - Class H	6,437	3,002
ANTA Sports Products Ltd.	269	1,222
AviChina Industry & Technology Co. Ltd. - Class H	478	255
Beijing Enterprises Water Group Ltd.	1,194	926
CGN Power Co. Ltd.	2,707	735
China Cinda Asset Management Co. Ltd. - Class H	2,220	813
China Communication Services Corp. Ltd. - Class H	546	367
China Everbright Bank Co. Ltd. - Class H	700	327
China Everbright International Ltd.	620	889
China Everbright Ltd.	232	520
China Evergrande Group (a) (b)	822	2,846
China Galaxy Securities Co. Ltd. - Class H	809	596
China Gas Holdings Ltd.	445	1,233
China Jinmao Holdings Group Ltd.	950	420
China Medical System Holdings Ltd.	363	848
China Mengniu Dairy Co. Ltd.	691	2,055
China Merchants Bank Co. Ltd. - Class H	1,003	3,990
China Oilfield Services Ltd. - Class H	466	454
China Overseas Land & Investment Ltd.	968	3,119
China Resources Enterprise Ltd.	410	1,472
China Resources Gas Group Ltd.	226	822
China Resources Land Ltd.	707	2,081
China Resources Power Holdings Co. Ltd.	479	892
China State Construction International Holdings Ltd.	526	738
China Taiping Insurance Holdings Co. Ltd.	404	1,516
China Unicom Hong Kong Ltd. (a)	1,621	2,190
China Vanke Co. Ltd. - Class H	303	1,213
CITIC Pacific Ltd.	1,448	2,090
COSCO Shipping Ports Ltd.	492	512
CSPC Pharmaceutical Group Ltd.	1,194	2,412
GCL New Energy Holdings (a) (b)	3,246	582
Geely Automobile Holdings Ltd.	1,263	4,395
GOME Retail Holdings Ltd. (b)	2,451	295
Guangdong Investment Ltd.	726	973
Haier Electronics Group Co. Ltd.	312	854
Haitong Securities Co. Ltd. - Class H	817	1,187
Hanergy Thin Film Power Group Ltd. (a) (c)	3,098	844
Kingboard Chemical Holdings Ltd.	158	856
Kingsoft Corp Ltd. (b)	214	714
Kunlun Energy Co. Ltd.	820	854
Lenovo Group Ltd.	1,790	1,008
Longfor Properties Co. Ltd.	397	996
New China Life Insurance Co. Ltd. - Class H	196	1,340
Nine Dragons Paper Holdings Ltd.	412	662
People's Insurance Co. Group of China Ltd. - Class H	1,747	861
PICC Property & Casualty Co. Ltd. - Class H	1,149	2,211
	Shares/Par[1]	Value
Semiconductor Manufacturing International Corp. (a)	736	1,274
Shanghai Electric Group Co. Ltd. - Class H (a)	618	255
Shanghai Fosun Pharmaceutical Group Co. Ltd. - Class H	123	792
Shanghai Industrial Holdings Ltd.	129	370
Shimao Property Holdings Ltd.	296	646
Sino Biopharmaceutical	1,114	1,982
Sino-Ocean Group Holding Ltd.	746	515
Sunny Optical Technology Group Co. Ltd.	182	2,333
		67,354
Hungary 0.3%
MOL Hungarian Oil & Gas Plc	93	1,085
OTP Bank Plc	62	2,589
Richter Gedeon Nyrt	33	874
		4,548
India 8.6%
ACC Ltd.	10	277
Adani Ports & Special Economic Zone Ltd.	184	1,173
Ambuja Cements Ltd.	165	705
Ashok Leyland Ltd.	288	538
Asian Paints Ltd.	71	1,283
Aurobindo Pharma Ltd.	66	714
Axis Bank Ltd.	405	3,583
Bajaj Auto Ltd.	21	1,072
Bajaj Finance Ltd.	42	1,154
Bajaj Finserv Ltd.	10	781
Bharat Forge Ltd.	50	573
Bharat Heavy Electricals Ltd.	201	293
Bharat Petroleum Corp. Ltd.	192	1,560
Bharti Airtel Ltd.	303	2,516
Bharti Infratel Ltd.	177	1,052
Bosch Ltd.	2	676
Britannia Industries Ltd.	8	605
Cadila Healthcare Ltd.	60	406
Cipla Ltd.	87	832
Coal India Ltd.	179	737
Container Corp. of India Ltd.	11	248
Dabur India Ltd.	133	727
Dr. Reddy's Laboratories Ltd.	29	1,107
Eicher Motors Ltd.	3	1,625
GAIL India Ltd.	127	1,000
Glenmark Pharmaceuticals Ltd.	33	306
Godrej Consumer Products Ltd.	61	963
Grasim Industries Ltd.	83	1,528
Havells India Ltd.	67	589
HCL Technologies Ltd.	142	1,984
Hero Motocorp Ltd.	12	738
Hindalco Industries Ltd.	318	1,364
Hindustan Petroleum Corp. Ltd.	150	989
Hindustan Unilever Ltd.	161	3,453
Housing Development Finance Corp.	384	10,290
ICICI Bank Ltd.	602	2,962
Idea Cellular Ltd. (a)	363	617
IDFC Bank Ltd.	461	394
Indiabulls Housing Finance Ltd.	80	1,509
Indian Oil Corp. Ltd.	147	899
Infosys Ltd.	467	7,638
ITC Ltd.	852	3,521
JSW Steel Ltd.	204	863
Larsen & Toubro Ltd.	124	2,443
LIC Housing Finances Ltd.	74	652
Lupin Ltd.	56	776
Mahindra & Mahindra Financial Services Ltd.	70	519
Mahindra & Mahindra Ltd.	187	2,212
Marico Ltd.	108	548
Maruti Suzuki India Ltd.	27	4,157
Motherson Sumi Systems Ltd.	152	906
Nestle India Ltd.	6	694
NTPC Ltd.	421	1,169
Oil & Natural Gas Corp. Ltd.	318	973
Petronet LNG Ltd.	135	539
Piramal Healthcare Ltd.	19	870
Power Finance Corp. Ltd.	166	316
Reliance Industries Ltd.	662	9,582

See accompanying Notes to Financial Statements.

89

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Rural Electrification Corp. Ltd.	165	402
Sesa Sterlite Ltd.	377	1,952
Shree Cement Ltd.	2	614
Shriram Transport Finance Co. Ltd.	35	814
Siemens Ltd.	17	339
State Bank of India	442	2,151
Sun Pharmaceutical Industries Ltd.	244	2,189
Tata Consultancy Services Ltd.	116	4,922
Tata Motors Ltd. (a)	404	2,732
Tata Motors Ltd. - Class A (a)	75	286
Tata Power Co. Ltd.	318	466
Tata Steel Ltd.	70	807
Tech Mahindra Ltd.	114	904
Titan Industries Ltd.	78	1,052
Ultratech Cement Ltd.	22	1,515
United Phosphorus Ltd.	89	1,071
United Spirits Ltd. (a)	14	830
Vakrangee Ltd.	105	691
Wipro Ltd.	306	1,509
Yes Bank Ltd.	427	2,115
Zee Entertainment Enterprises Ltd.	132	1,208
		120,769
Indonesia 2.2%
Adaro Energy Tbk PT	3,503	481
AKR Corporindo Tbk PT	397	186
Astra International Tbk PT	5,074	3,105
Bank Central Asia Tbk PT	2,489	4,028
Bank Danamon Indonesia Tbk PT - Class A	831	425
Bank Mandiri Persero Tbk PT	4,739	2,798
Bank Negara Indonesia Persero Tbk PT	1,831	1,339
Bank Rakyat Indonesia Persero Tbk PT	13,943	3,745
Bank Tabungan Negara Persero Tbk PT	994	262
Bumi Serpong Damai PT	1,794	226
Charoen Pokphand Indonesia Tbk PT	1,816	401
Gudang Garam Tbk PT	122	754
Hanjaya Mandala Sampoerna Tbk PT	2,379	829
Indofood CBP Sukses Makmur Tbk PT	575	377
Indofood Sukses Makmur Tbk	1,062	595
Jasa Marga Persero Tbk PT	546	258
Kalbe Farma Tbk PT	5,799	722
Matahari Department Store Tbk PT	733	540
Pakuwon Jati Tbk PT	4,832	244
Perusahaan Gas Negara PT	2,843	367
PT Indocement Tunggal Prakarsa Tbk	450	727
Semen Gresik Persero Tbk PT	904	659
Surya Citra Media Tbk PT	1,294	237
Telekomunikasi Indonesia Persero Tbk PT - Class B	12,649	4,142
Tower Bersama Infrastructure Tbk PT	568	269
Unilever Indonesia Tbk PT	380	1,565
United Tractors Tbk PT	420	1,099
Waskita Karya Persero Tbk PT	1,536	251
XL Axiata Tbk PT (a)	943	206
		30,837
Malaysia 2.3%
AirAsia BHD	346	287
Alliance Financial Group Bhd	243	245
AMMB Holdings Bhd	407	444
Astro Malaysia Holdings Bhd	384	251
Axiata Group Bhd	683	926
British American Tobacco Malaysia Bhd	36	356
CIMB Group Holdings Bhd	1,140	1,841
Dialog Group BHD	791	491
DiGi.Com Bhd	822	1,036
Felda Global Ventures Holdings Bhd	369	154
Gamuda Bhd	411	504
Genting Bhd	620	1,409
Genting Malaysia Bhd	752	1,046
Genting Plantations Bhd	46	120
HAP Seng Consolidated Bhd	161	380
Hartalega Holdings Bhd	175	462
Hong Leong Bank Bhd	195	818
Hong Leong Financial Group Bhd	57	254
IHH Healthcare Bhd	504	729
IJM Corp. Bhd	733	552
	Shares/Par[1]	Value
IOI Corp.	572	642
IOI Properties Group Sdn Bhd	494	226
Kuala Lumpur Kepong Bhd	115	709
Malayan Banking Bhd	1,070	2,593
Malaysia Airports Holdings Bhd	210	457
Maxis Bhd	451	669
MISC Bhd	343	629
Nestle Bhd	17	437
Petronas Chemicals Group Bhd	620	1,180
Petronas Dagangan Bhd	57	342
Petronas Gas BHD	173	746
PPB Group Bhd	126	537
Press Metal Aluminium Holdings Bhd	319	425
Public Bank Bhd	746	3,833
RHB Bank Bhd	164	202
RHB Bank Bhd (a) (c)	124	—
Sapura Energy Bhd	834	146
Sime Darby Bhd	603	329
Sime Darby Plantation Bhd (a)	603	894
Sime Darby Property Bhd (a)	603	265
SP Setia Bhd	247	245
Telekom Malaysia Bhd	287	447
Tenaga Nasional Bhd	851	3,206
UMW Holdings Bhd (a)	120	154
Westports Holdings Bhd	332	303
YTL Corp. Bhd	1,074	364
YTL Power International Bhd	848	270
		32,555
Mexico 2.8%
Alfa SAB de CV - Class A	759	836
America Movil SAB de CV - Class L	8,508	7,344
Arca Continental SAB de CV	114	791
Cemex SAB de CV - Series A (a) (d)	3,653	2,734
Coca-Cola Femsa SAB de CV - Class L	125	874
El Puerto de Liverpool SAB de CV - Class C-1	45	287
Fibra Uno Administracion SA de CV	725	1,075
Fomento Economico Mexicano SAB de CV	492	4,631
Gentera SAB de CV	352	294
Gruma SAB de CV - Class B	54	683
Grupo Aeroportuario del PacifiCo SAB de CV - Class B	90	925
Grupo Aeroportuario del Sureste SAB de CV - Class B	51	931
Grupo Bimbo SAB de CV - Class A	406	898
Grupo Carso SAB de CV - Class A-1	152	502
Grupo Financiero Banorte SAB de CV - Class O	650	3,569
Grupo Financiero Inbursa SAB de CV - Class O	584	954
Grupo Financiero Santander Mexico SAB de CV - Class B	453	663
Grupo Lala SAB de CV - Class B (b)	142	199
Grupo Mexico SAB de CV - Class B	966	3,194
Industrias Penoles SAB de CV	35	728
Infraestructura Energetica Nova SAB de CV - Class I	134	658
Kimberly-Clark de Mexico SAB de CV - Class A	372	656
Mexichem SAB de CV	259	641
Promotora y Operadora de Infraestructura SAB de CV	56	560
Southern Copper Corp.	21	990
Wal-Mart de Mexico SAB de CV	1,303	3,197
		38,814
Netherlands 0.0%
Steinhoff International Holdings NV	763	286
Pakistan 0.1%
Habib Bank Ltd.	107	161
Lucky Cement Ltd.	34	161
MCB Bank Ltd.	122	236
Oil & Gas Development Co. Ltd.	191	281
United Bank Ltd.	136	232
		1,071
Peru 0.3%
Cia de Minas Buenaventura SA - ADR	45	636
Credicorp Ltd.	17	3,544
		4,180

See accompanying Notes to Financial Statements.

90

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Philippines 1.1%
Aboitiz Equity Ventures Inc.	451	668
Aboitiz Power Corp.	378	315
Alliance Global Group Inc. (a)	1,072	344
Ayala Corp.	62	1,269
Ayala Land Inc.	1,831	1,636
Bank of the Philippine Islands	198	429
BDO Unibank Inc.	509	1,671
DMCI Holdings Inc.	1,252	362
Globe Telecom Inc.	7	268
GT Capital Holdings Inc.	23	586
International Container Terminal Services Inc.	124	263
JG Summit Holdings Inc.	734	1,061
Jollibee Foods Corp.	102	515
Manila Electric Co.	66	435
Megaworld Corp.	2,817	292
Metro Pacific Investments Corp.	3,705	509
Metropolitan Bank & Trust Co.	162	330
PLDT Inc.	24	711
Robinsons Land Corp.	368	158
Security Bank Corp.	55	276
SM Investments Corp.	61	1,218
SM Prime Holdings Inc.	2,190	1,647
Universal Robina Corp.	217	656
		15,619
Poland 1.3%
Alior Bank SA (a)	26	600
Bank Handlowy w Warszawie SA	7	170
Bank Millennium SA (a)	138	354
Bank Pekao SA	40	1,486
Bank Zachodni WBK SA	9	1,035
CCC SA	7	576
CD Projekt SA	17	465
Cyfrowy Polsat SA	65	467
Dino Polska SA (a)	11	257
Grupa Azoty SA	10	208
Grupa Lotos SA	22	369
Jastrzebska Spolka Weglowa SA (a)	13	371
KGHM Polska Miedz SA	35	1,115
LPP SA	—	796
mBank (a)	4	485
PGE SA (a)	209	725
PLAY Communications SA (a)	26	254
Polski Koncern Naftowy Orlen S.A.	75	2,301
Polskie Gornictwo Naftowe i Gazownictwo SA	442	801
Powszechna Kasa Oszczednosci Bank Polski SA (a)	234	2,987
Powszechny Zaklad Ubezpieczen SA	153	1,859
Tauron Polska Energia SA (a)	266	233
Telekomunikacja Polska SA (a)	164	273
		18,187
Qatar 0.6%
Barwa Real Estate Co.	31	275
Commercial Bank of Qatar QSC (a)	52	417
Doha Bank QSC	42	326
Ezdan Holding Group QSC	202	681
Industries Qatar QSC	36	977
Masraf Al Rayan	90	912
Ooredoo QSC	18	443
Qatar Electricity & Water Co.	6	295
Qatar Gas Transport Co. Ltd.	82	364
Qatar Insurance Co.	31	451
Qatar Islamic Bank SAQ	16	419
Qatar National Bank	58	2,023
		7,583
Romania 0.1%
NEPI Rockcastle Plc	94	1,621
Russian Federation 3.2%
Alrosa AO	637	829
Gazprom OAO	2,729	6,170
Inter RAO UES PJSC	9,216	544
Lukoil OAO	108	6,236
Magnit PJSC - GDR	89	2,423
Magnitogorsk Iron & Steel Works PJSC	536	390
	Shares/Par[1]	Value
MMC Norilsk Nickel OJSC	16	3,086
Mobile Telesystems PJSC - ADR	125	1,275
Moscow Exchange MICEX-RTS OAO	366	692
NovaTek PJSC - GDR	23	2,768
Novolipetsk Steel PJSC	319	815
Phosagro OAO - GDR	27	422
Polyus PJSC	6	504
Rosneft PJSC	303	1,531
RusHydro JSC	27,774	351
Sberbank of Russia	2,725	10,644
Severstal PAO	52	798
Surgutneftegas OAO	1,766	855
Tatneft OAO	386	3,209
VTB Bank OJSC	1,434,335	1,177
		44,719
South Africa 6.9%
Anglo American Platinum Ltd. (a)	15	418
AngloGold Ashanti Ltd.	104	1,075
Aspen Pharmacare Holdings Ltd.	97	2,166
Barclays Africa Group Ltd.	171	2,494
Bid Corp. Ltd.	85	2,066
Bidvest Group Ltd.	84	1,468
Brait SA	88	297
Capitec Bank Holdings Ltd.	10	887
Coronation Fund Managers Ltd.	55	328
Discover Ltd.	96	1,431
Exxaro Resources Ltd.	64	833
FirstRand Ltd.	867	4,684
Fortress REIT Ltd. - Class A	249	373
Fortress REIT Ltd. - Class B	215	730
Foschini Group Ltd.	57	899
Gold Fields Ltd.	211	926
Growthpoint Properties Ltd.	553	1,230
Hyprop Investments Ltd.	72	677
Imperial Holdings Ltd.	40	837
Investec Ltd.	66	478
Kumba Iron Ore Ltd.	15	466
Liberty Holdings Ltd.	42	421
Life Healthcare Group Holdings Ltd.	303	677
MMI Holdings Ltd.	228	386
Mondi Ltd.	29	737
Mr Price Group Ltd.	60	1,180
MTN Group Ltd.	424	4,655
Naspers Ltd. - Class N	111	30,780
Nedbank Group Ltd.	56	1,163
Netcare Ltd.	299	606
Pick n Pay Stores Ltd.	86	482
Pioneer Foods Ltd.	39	433
PSG Group Ltd.	25	550
Rand Merchant Investment Holdings Ltd.	164	605
Redefine Properties Ltd.	1,278	1,101
Remgro Ltd.	133	2,519
Resilient REIT Ltd.	80	973
RMB Holdings Ltd.	187	1,185
Sanlam Ltd.	355	2,490
Sappi Ltd.	136	982
Sasol Ltd.	139	4,790
Shoprite Holdings Ltd.	114	2,034
Sibanye Gold Ltd.	435	555
Spar Group Ltd.	46	747
Standard Bank Group Ltd.	333	5,226
Telkom SA Ltd.	55	215
Tiger Brands Ltd.	41	1,524
Truworths International Ltd.	110	835
Vodacom Group Ltd.	154	1,805
Woolworths Holdings Ltd.	252	1,321
		95,740
South Korea 14.3%
Amorepacific Corp.	8	2,316
AMOREPACIFIC Group	7	941
BGF Retail Co. Ltd. (a)	2	476
BNK Financial Group Inc.	62	549
Celltrion Healthcare Co. Ltd. (a)	9	891
Celltrion Inc. (a)	20	4,247

See accompanying Notes to Financial Statements.

91

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Cheil Worldwide Inc.	16	311
CJ CheilJedang Corp.	2	691
CJ Corp.	4	593
CJ E&M Corp.	5	483
CJ Logistics Corp. (a)	2	315
Coway Co. Ltd.	13	1,228
Daelim Industrial Co. Ltd.	7	546
Daewoo Engineering & Construction Co. Ltd. (a)	25	138
Daum Communications Corp.	9	1,102
DB Insurance Co. Ltd.	12	821
DGB Financial Group Inc.	39	384
Dongsuh Cos. Inc.	11	310
Doosan Bobcat Inc.	9	288
Doosan Heavy Industries and Construction Co. Ltd.	14	195
E-Mart Co. Ltd.	5	1,327
GS Engineering & Construction Corp. (a)	12	321
GS Holdings Corp.	13	735
GSretail Co. Ltd.	7	278
Hana Financial Group Inc.	75	3,483
Hankook Tire Co. Ltd.	19	953
Hanmi Pharm Co. Ltd.	2	930
Hanmi Science Co. Ltd.	3	363
Hanon Systems	43	558
Hanssem Co. Ltd.	3	514
Hanwha Chem Corp.	26	778
Hanwha Corp.	11	415
Hanwha Techwin Co. Ltd.	10	317
Honam Petrochemical Corp.	4	1,331
Hotel Shilla Co. Ltd.	8	648
Hyosung Corp.	5	660
Hyundai Department Store Co. Ltd.	4	381
Hyundai Development Co.	15	555
Hyundai Engineering & Construction Co. Ltd.	19	655
Hyundai Glovis Co. Ltd.	5	585
Hyundai Heavy Industries Co. Ltd. (a)	8	742
Hyundai Marine & Fire Insurance Co. Ltd.	15	680
Hyundai Mobis	17	4,176
Hyundai Motor Co.	39	5,729
Hyundai Robotics Co. Ltd. (a)	2	854
Hyundai Steel Co.	20	1,096
Hyundai Wia Corp.	5	307
Industrial Bank of Korea	64	985
ING Life Insurance Korea Ltd.	7	355
Kangwon Land Inc.	30	976
KB Financial Group Inc.	101	5,999
KCC Corp.	1	520
KEPCO Plant Service & Engineering Co. Ltd.	4	169
Kia Motors Corp.	66	2,069
Korea Aerospace Industries Ltd.	16	724
Korea Electric Power Corp.	65	2,331
Korea Gas Corp.	7	297
Korea Investment Holdings Co. Ltd.	11	678
Korea Life Insurance Co. Ltd.	63	409
Korea Zinc Co. Ltd.	2	994
Korean Air Lines Co. Ltd. (a)	12	364
KT Corp. - ADR	17	262
KT&G Corp.	29	3,158
Kumho Petro chemical Co. Ltd.	4	405
LG Chem Ltd.	11	4,356
LG Corp.	24	2,030
LG Display Co. Ltd.	58	1,636
LG Electronics Inc.	27	2,675
LG Household & Health Care Ltd.	2	2,639
LG Innotek Co. Ltd.	4	476
Lotte Corp.	8	477
Lotte Shopping Co. Ltd.	3	515
Medy-Tox Inc.	1	543
Mirae Asset Daewoo Co. Ltd.	90	778
NCSoft Corp.	4	1,871
Netmarble Games Corp. (a)	4	775
NHN Corp.	7	5,784
OCI Co. Ltd.	4	501
Orion Corp. (a)	6	582
Ottogi Corp.	—	233
POSCO	19	5,883
	Shares/Par[1]	Value
Posco Daewoo Corp.	10	169
S1 Corp.	4	425
Samsung Biologics Co. Ltd. (a)	4	1,464
Samsung C&T Corp.	19	2,214
Samsung Card Co. Ltd.	8	291
Samsung Electro-Mechanics Co. Ltd.	15	1,374
Samsung Electronics Co. Ltd.	25	58,766
Samsung Fire & Marine Insurance Co. Ltd.	8	1,949
Samsung Heavy Industries Co. Ltd. (a)	63	435
Samsung Life Insurance Co. Ltd.	18	2,074
Samsung SDI Co. Ltd.	14	2,622
Samsung SDS Co. Ltd.	9	1,649
Samsung Securities Co. Ltd.	17	587
Shinhan Financial Group Co. Ltd.	107	4,947
Shinsegae Co. Ltd.	2	593
SillaJen Inc. (a)	14	1,203
SK C&C Co. Ltd.	8	2,078
SK Hynix Inc.	147	10,536
SK Innovation Co. Ltd.	16	3,123
SK Networks Co. Ltd.	39	243
SK Telecom Co. Ltd.	5	1,284
S-Oil Corp.	11	1,253
Stx Pan Ocean Co. Ltd. (a)	54	266
Woori Bank	95	1,392
Woori Investment & Securities Co. Ltd.	34	438
Yuhan Corp.	2	440
		200,460
Taiwan 11.1%
Acer Inc.	677	551
Advanced Semiconductor Engineering Inc.	1,781	2,285
Advantech Co. Ltd. (b)	87	613
AirTAC International Group	30	540
Asia Cement Corp.	590	559
Asia Pacific Telecom Co. Ltd. (a)	362	122
Asustek Computer Inc.	180	1,690
AU Optronics Corp.	2,187	912
Catcher Technology Co. Ltd.	167	1,839
Cathay Financial Holding Co. Ltd.	2,100	3,773
Chailease Holding Co. Ltd.	294	858
Chang Hwa Commercial Bank	1,149	638
Cheng Shin Rubber Industry Co. Ltd.	496	875
Chicony Electronics Co. Ltd.	123	311
Chimei Innolux Corp.	2,267	945
China Airlines Ltd. (a)	783	307
China Development Financial Holding Corp.	3,428	1,170
China Life Insurance Co. Ltd.	634	638
China Steel Corp.	3,200	2,660
Chinatrust Financial Holding Co. Ltd.	4,425	3,047
Chunghwa Telecom Co. Ltd.	950	3,384
Compal Electronics Inc.	1,125	805
Delta Electronics Inc.	482	2,327
E. Sun Financial Holding Co. Ltd.	2,283	1,450
Eclat Textile Co. Ltd.	44	441
Eva Airways Corp.	494	263
Evergreen Marine Corp Taiwan Ltd. (a)	457	251
Far Eastern New Century Corp.	747	672
Far EasTone Telecommunications Co. Ltd.	409	1,010
Feng Tay Enterprise Co. Ltd.	82	374
First Financial Holding Co. Ltd.	2,300	1,511
Formosa Chemicals & Fibre Corp.	767	2,652
Formosa Petrochemical Corp.	349	1,354
Formosa Plastics Corp.	1,041	3,450
Formosa Taffeta Co. Ltd.	148	156
Foxconn Technology Co. Ltd.	247	708
Fubon Financial Holding Co. Ltd.	1,687	2,877
General Interface Solution Holding Ltd.	45	302
Giant Manufacturing Co. Ltd.	92	506
Globalwafers Co. Ltd.	56	750
Highwealth Construction Corp.	167	237
Hiwin Technologies Corp.	52	564
Hon Hai Precision Industry Co. Ltd.	3,957	12,663
Hotai Motor Co. Ltd.	67	796
HTC Corp. (a)	152	375
Hua Nan Financial Holdings Co. Ltd.	1,819	1,024

See accompanying Notes to Financial Statements.

92

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Inventec Co. Ltd.	635	507
Largan Precision Co. Ltd.	26	3,514
Lite-On Technology Corp.	522	711
Macronix International Co. Ltd. (a) (b)	442	658
MediaTek Inc.	389	3,846
Mega Financial Holdings Co. Ltd.	2,790	2,254
Micro-Star International Co. Ltd.	194	499
Nan Ya Plastics Corp.	1,203	3,149
Nanya Technology Corp. (b)	169	433
Nien Made Enterprise Co. Ltd.	32	343
Novatek Microelectronics Corp.	173	659
Pegatron Corp.	490	1,186
Phison Electronics Corp.	41	403
Pou Chen Corp.	509	659
Powertech Technology Inc.	161	477
President Chain Store Corp.	145	1,384
Quanta Computer Inc.	698	1,451
Realtek Semiconductor Corp.	101	370
Ruentex Development Co. Ltd. (a)	231	248
Ruentex Industries Ltd.	151	257
Shin Kong Financial Holding Co. Ltd.	2,199	777
Siliconware Precision Industries Co.	497	839
SinoPac Financial Holdings Co. Ltd.	2,579	838
Standard Foods Corp.	151	375
Synnex Technology International Corp.	347	472
TaiMed Biologics Inc. (a)	58	362
Taishin Financial Holding Co. Ltd.	2,310	1,075
Taiwan Business Bank	1,075	303
Taiwan Cement Corp.	942	1,153
Taiwan Cooperative Financial Holding	1,927	1,074
Taiwan High Speed Rail Corp.	432	341
Taiwan Mobile Co. Ltd.	402	1,451
Taiwan Semiconductor Manufacturing Co. Ltd.	6,235	48,023
Teco Electric and Machinery Co. Ltd.	457	437
Uni-President Enterprises Corp.	1,204	2,670
United Microelectronics Corp.	3,026	1,444
Vanguard International Semiconductor Corp.	225	499
Win Semiconductors Corp. (b)	85	808
Winbond Electronics Corp.	711	562
Wistron Corp.	652	525
WPG Holdings Co. Ltd.	376	497
Yageo Corp.	51	607
Yuanta Financial Holding Co. Ltd.	2,479	1,149
Zhen Ding Technology Holding Ltd.	125	275
		154,799
Thailand 2.2%
Advanced Info Service PCL - NVDR	257	1,505
Advanced Info Service PCL	26	153
Airports of Thailand PCL	60	125
Airports of Thailand PCL - NVDR	1,016	2,120
Bangkok Bank PCL - NVDR	50	310
Bangkok Bank PCL	8	52
Bangkok Dusit Medical Services PCL - NVDR	1,049	674
Bangkok Expressway & Metro PCL - NVDR	1,682	395
Banpu PCL	70	42
Banpu PCL - NVDR	405	243
Berli Jucker PCL - NVDR	279	559
BTS Group Holdings PCL	251	64
BTS Group Holdings PCL - NVDR	1,140	289
Bumrungrad Hospital PCL - NVDR	66	385
Bumrungrad Hospital PCL	35	203
Central Pattana PCL	33	87
Central Pattana PCL - NVDR	300	781
Charoen Pokphand Foods PCL	56	41
Charoen Pokphand Foods PCL - NVDR (b)	777	572
CP ALL PCL - NVDR	1,197	2,813
CP ALL PCL	63	147
Delta Electronics Thailand PCL - NVDR	127	285
Electricity Generating PCL - NVDR	27	179
Energy Absolute PCL - NVDR	145	234
Energy Absolute PCL	158	254
Glow Energy PCL - NVDR	67	168
Glow Energy PCL	46	115
Home Product Center PCL - NVDR	767	299
	Shares/Par[1]	Value
Home Product Center PCL	336	131
Indorama Ventures PCL	26	43
Indorama Ventures PCL - NVDR	388	635
IRPC PCL	239	52
IRPC PCL - NVDR	2,641	572
Kasikornbank PCL	154	1,129
Kasikornbank PCL - NVDR	301	2,140
KCE Electronics PCL - NVDR	61	156
Krung Thai Bank PCL	155	91
Krung Thai Bank PCL - NVDR	559	327
Minor International PCL - NVDR	560	748
Minor International PCL	9	12
PTT Exploration & Production PCL - NVDR	302	926
PTT Exploration & Production PCL	40	122
PTT Global Chemical PCL - NVDR	536	1,388
PTT Global Chemical PCL	17	45
PTT PCL - NVDR	237	3,190
PTT Public Co. Ltd.	27	366
Robinson Public Co. - NVDR	104	233
Siam Cement PCL - NVDR	78	1,163
Siam Cement PCL	23	345
Siam Commercial Bank PCL	39	177
Siam Commercial Bank PCL - NVDR	424	1,943
Thai Oil PCL - NVDR	254	806
Thai Oil PCL	27	86
Thai Union Frozen Products PCL - NVDR	424	259
Thai Union Group PCL	203	124
TMB Bank PCL	161	15
TMB Bank PCL - NVDR	5,214	483
True Corp. PCL (a)	341	65
True Corp. PCL - NVDR (a)	2,529	482
		31,348
Turkey 1.1%
Akbank T.A.S.	557	1,448
Anadolu Efes Biracilik Ve Malt Sanayii A/S	50	317
Arcelik A/S	57	325
Aselsan Elektronik Sanayi Ve Ticaret A/S - Class B	50	419
BIM Birlesik Magazalar A/S	54	1,104
Coca-Cola Icecek A/S	20	178
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (a)	442	329
Eregli Demir ve Celik Fabrikalari TAS	353	935
Ford Otomotiv Sanayi A/S	18	288
Haci Omer Sabanci Holding A/S	219	642
KOC Holding A/S	197	962
Petkim Petrokimya Holding AS	179	367
TAV Havalimanlari Holding A/S	40	234
Tofas Turk Otomobil Fabrikasi A/S	30	260
Tupras Turkiye Petrol Rafinerileri A/S	32	1,036
Turk Hava Yollari AO (a)	140	582
Turk Telekomunikasyon A/S (a)	112	190
Turkcell Iletisim Hizmet A/S	285	1,163
Turkiye Garanti Bankasi A/S	581	1,647
Turkiye Halk Bankasi A/S	153	435
Turkiye Is Bankasi - Class C	470	866
Turkiye Sise ve Cam Fabrikalari A/S	223	277
Turkiye Vakiflar Bankasi Tao	164	294
Ulker Biskuvi Sanayi A/S	35	182
Yapi ve Kredi Bankasi A/S (a)	210	241
		14,721
United Arab Emirates 0.6%
Abu Dhabi Commercial Bank PJSC	518	959
Aldar Properties PJSC	731	437
DAMAC Properties Dubai Co. PJSC	449	403
DP World Ltd.	43	1,067
Dubai Investments PJSC	273	180
Dubai Islamic Bank PJSC	323	544
DXB Entertainments PJSC (a)	992	171
Emaar Malls Group PJSC	407	236
Emaar Properties PJSC	877	1,656
Emirates Telecommunications Group Co. PJSC	435	2,071
First Abu Dhabi Bank PJSC	350	977
		8,701
Total Common Stocks (cost $1,085,878)		1,324,484

See accompanying Notes to Financial Statements.

93

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
PREFERRED STOCKS 3.6%
Brazil 2.3%
Banco Bradesco SA (d)	770	7,854
Braskem SA - Series A	47	604
Centrais Eletricas Brasileiras SA - Series B	67	457
Cia Brasileira de Distribuicao Grupo Pao de Acucar	40	950
Cia Energetica de Minas Gerais	208	431
Gerdau SA	266	993
Itau Unibanco Holding SA (d)	824	10,571
Itausa - Investimentos Itau SA	995	3,244
Lojas Americanas SA (d)	188	969
Petroleo Brasileiro SA (a) (d)	1,006	4,882
Telefonica Brasil SA	114	1,665
		32,620
Chile 0.1%
Embotelladora Andina SA - Series B	61	303
Sociedad Quimica y Minera de Chile SA - Series B	25	1,480
		1,783
Colombia 0.1%
Bancolombia SA	111	1,113
Grupo Aval Acciones y Valores	760	328
Grupo de Inversiones Suramericana SA	36	472
		1,913
Mexico 0.2%
Grupo Televisa SAB (d)	615	2,304
Russian Federation 0.1%
AK Transneft OAO	—	328
Surgutneftegas OAO	1,745	852
		1,180
South Korea 0.8%
Amorepacific Corp.	2	352
Hyundai Motor Co.	6	529
Hyundai Motor Co.	9	875
LG Chem Ltd.	2	441
LG Household & Health Care Ltd.	1	343
Samsung Electronics Co. Ltd.	4	8,674
		11,214
Total Preferred Stocks (cost $44,189)		51,014
OTHER EQUITY INTERESTS 0.0%
Romania 0.0%
New Europe Property Investments Plc Escrow (a) (c) (e)	94	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 1.9%
Investment Companies 1.6%
JNL Government Money Market Fund - Institutional Class, 1.16% (f) (g)	22,088	22,088
Securities Lending Collateral 0.2%
Securities Lending Cash Collateral Fund LLC, 1.30% (f) (g)	3,234	3,234
Treasury Securities 0.1%
U.S. Treasury Bill
1.30%, 03/08/18 (h) (i)	1,070	1,067
Total Short Term Investments (cost $26,389)		26,389
Total Investments 100.2% (cost $1,156,456)		1,401,887
Other Derivative Instruments 0.0%		130
Other Assets and Liabilities, Net (0.2)%		(3,415)
Total Net Assets 100.0%		$1,398,602

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   Convertible security.

(e)  Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(f)   Investment in affiliate.

Shares/Par[1]	Value

(g)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(h)   All or a portion of the security is pledged or segregated as collateral.

(i)   The coupon rate represents the yield to maturity.

JNL/Mellon Capital Industrials Sector Fund
COMMON STOCKS 99.3%
Industrials 99.3%
3M Co.	4	$806
AAON Inc.	—	10
AAR Corp.	—	7
ABM Industries Inc.	—	12
ACCO Brands Corp. (a)	1	7
Actuant Corp. - Class A	—	8
Acuity Brands Inc.	—	43
Advanced Disposal Services Inc. (a)	—	7
Advanced Drainage Systems Inc.	—	5
AECOM (a)	1	34
Aegion Corp. (a)	—	5
Aerojet Rocketdyne Holdings Inc. (a)	1	11
Aerovironment Inc. (a)	—	6
AGCO Corp.	1	25
Air Lease Corp. - Class A	1	26
Air Transport Services Group Inc. (a)	—	2
Aircastle Ltd.	—	7
Alamo Group Inc.	—	6
Albany International Corp. - Class A	—	10
Allegiant Travel Co.	—	4
Allegion Plc	1	44
Allison Transmission Holdings Inc.	1	34
Altra Holdings Inc.	—	8
Amerco Inc.	—	15
American Airlines Group Inc.	1	37
American Railcar Industries Inc. (b)	—	2
American Woodmark Corp. (a)	—	11
AMETEK Inc.	1	97
AO Smith Corp.	1	51
Apogee Enterprises Inc.	—	7
Applied Industrial Technologies Inc.	—	15
ArcBest Corp.	—	5
Arconic Inc.	2	62
Argan Inc.	—	4
Armstrong Flooring Inc. (a)	—	2
Armstrong World Industries Inc. (a)	—	13
Astec Industries Inc.	—	6
Astronics Corp. (a)	—	5
Atkore International Group Inc. (a)	—	5
Atlas Air Worldwide Holdings Inc. (a)	—	2
Avis Budget Group Inc. (a)	1	19
Axon Enterprise Inc. (a) (b)	—	8
AZZ Inc.	—	7
Barnes Group Inc.	—	19
Beacon Roofing Supply Inc. (a)	1	24
BMC Stock Holdings Inc. (a)	1	10
Boeing Co.	3	950
Brady Corp. - Class A	—	10
Briggs & Stratton Corp.	—	6
Brink's Co.	—	21
Builders FirstSource Inc. (a)	1	14
BWX Technologies Inc.	1	32
C.H. Robinson Worldwide Inc.	1	71
CAI International Inc. (a)	—	3
Carlisle Cos. Inc.	1	41
Casella Waste Systems Inc. - Class A (a)	—	5
Caterpillar Inc.	4	534
CBIZ Inc. (a)	—	5
Chart Industries Inc. (a)	—	7
Chicago Bridge & Iron Co. NV (b)	1	10
Cintas Corp.	1	80
CIRCOR International Inc.	—	4
Clean Harbors Inc. (a)	—	16
Colfax Corp. (a)	1	20
Columbus Mckinnon Corp.	—	5
Comfort Systems USA Inc.	—	9

See accompanying Notes to Financial Statements.

94

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Continental Building Products Inc. (a)	—	6
Copart Inc. (a)	1	51
Covanta Holding Corp.	1	11
Covenant Transportation Group Inc. - Class A (a)	—	2
Crane Co.	—	24
CSW Industrials Inc. (a)	—	5
CSX Corp.	5	288
Cubic Corp.	—	8
Cummins Inc.	1	161
Curtiss-Wright Corp.	—	30
Daseke Inc. (a)	—	2
Deere & Co.	2	245
Delta Air Lines Inc.	1	58
Deluxe Corp.	—	21
Donaldson Co. Inc.	1	36
Douglas Dynamics Inc.	—	4
Dover Corp.	1	91
Dun & Bradstreet Corp.	—	25
DXP Enterprises Inc. (a)	—	4
Dycom Industries Inc. (a)	—	21
Eaton Corp. Plc	3	201
Echo Global Logistics Inc. (a)	—	4
EMCOR Group Inc.	—	28
Emerson Electric Co.	4	256
Encore Wire Corp.	—	6
Energy Recovery Inc. (a)	—	2
EnerSys Inc.	—	18
Engility Holdings Inc. (a)	—	3
Ennis Inc.	—	2
EnPro Industries Inc.	—	11
Equifax Inc.	1	82
ESCO Technologies Inc.	—	8
Essendant Inc.	—	2
Esterline Technologies Corp. (a)	—	11
Expeditors International of Washington Inc.	1	67
Exponent Inc.	—	10
Fastenal Co.	2	91
Federal Signal Corp.	—	7
FedEx Corp.	2	365
Flowserve Corp.	1	32
Fluor Corp.	1	42
Forrester Research Inc.	—	3
Fortive Corp.	2	131
Fortune Brands Home & Security Inc.	1	60
Forward Air Corp.	—	10
Foundation Building Materials Inc. (a)	—	2
Franklin Electric Co. Inc.	—	10
FTI Consulting Inc. (a)	—	9
Gardner Denver Holdings Inc. (a)	1	15
GATX Corp. (b)	—	13
Generac Holdings Inc. (a)	1	19
General Cable Corp.	—	8
General Dynamics Corp.	2	297
General Electric Co.	50	867
Genesee & Wyoming Inc. - Class A (a)	1	28
Gibraltar Industries Inc. (a)	—	5
Global Brass & Copper Holdings Inc.	—	5
GMS Inc. (a)	—	7
Gorman-Rupp Co.	—	3
GP Strategies Corp. (a)	—	2
Graco Inc.	1	44
Granite Construction Inc.	—	14
Great Lakes Dredge & Dock Corp. (a)	1	2
Greenbrier Cos. Inc.	—	8
Griffon Corp.	—	4
H&E Equipment Services Inc.	—	7
Harris Corp.	1	96
Harsco Corp. (a)	1	10
Hawaiian Holdings Inc.	—	4
HD Supply Holdings Inc. (a)	1	47
Healthcare Services Group Inc.	1	22
Heartland Express Inc.	—	6
HEICO Corp.	—	14
HEICO Corp. - Class A	—	21
Heidrick & Struggles International Inc.	—	4
	Shares/Par[1]	Value
Herc Holdings Inc. (a)	—	7
Herman Miller Inc.	—	13
Hertz Global Holdings Inc. (a) (b)	—	6
Hexcel Corp.	1	32
Hillenbrand Inc.	—	16
HNI Corp.	—	9
Honeywell International Inc.	4	636
HUB Group Inc. - Class A (a)	—	9
Hubbell Inc.	—	41
Huntington Ingalls Industries Inc.	—	62
Huron Consulting Group Inc. (a)	—	5
Hyster-Yale Materials Handling Inc. - Class A	—	4
ICF International Inc. (a)	—	6
IDEX Corp.	1	58
IHS Markit Ltd. (a)	2	104
Illinois Tool Works Inc.	2	296
Ingersoll-Rand Plc	2	131
InnerWorkings Inc. (a)	—	2
Insperity Inc.	—	12
Insteel Industries Inc.	—	3
Interface Inc.	—	8
ITT Inc.	1	26
Jacobs Engineering Group Inc.	1	46
JB Hunt Transport Services Inc.	1	58
JELD-WEN Holding Inc. (a)	1	15
John Bean Technologies Corp.	—	21
Johnson Controls International Plc	5	204
Kadant Inc.	—	6
Kaman Corp.	—	8
Kansas City Southern	1	64
KAR Auction Services Inc.	1	40
KBR Inc.	1	15
Kelly Services Inc. - Class A	—	5
Kennametal Inc.	1	22
Keyw Holding Corp. (a) (b)	—	2
Kforce Inc.	—	4
Kimball International Inc. - Class B	—	4
Kirby Corp. (a)	—	6
KLX Inc. (a)	—	21
Knight-Swift Transportation Holdings Inc. - Class A	1	34
Knoll Inc.	—	6
Korn/Ferry International	—	13
Kratos Defense & Security Solutions Inc. (a)	1	5
L3 Technologies Inc.	1	90
Landstar System Inc.	—	26
Lennox International Inc.	—	45
Lincoln Electric Holdings Inc.	—	32
Lindsay Corp.	—	5
Lockheed Martin Corp.	2	477
LSC Communications Inc.	—	3
Lydall Inc. (a)	—	6
Macquarie Infrastructure Co. LLC	1	30
Manitowoc Co. Inc. (a)	—	8
Manpower Inc.	1	48
Marten Transport Ltd.	—	5
Masco Corp.	2	80
Masonite International Corp. (a)	—	12
MasTec Inc. (a)	1	18
Matson Inc.	—	2
Matthews International Corp. - Class A	—	10
McGrath RentCorp	—	6
Mercury Systems Inc. (a)	—	14
Meritor Inc. (a)	1	11
Middleby Corp. (a)	—	45
Milacron Holdings Corp. (a)	1	7
Mistras Group Inc. (a)	—	2
Mobile Mini Inc.	—	10
Moog Inc. - Class A (a)	—	16
MRC Global Inc. (a)	1	9
MSA Safety Inc.	—	15
MSC Industrial Direct Co. - Class A	—	24
Mueller Industries Inc.	—	11
Mueller Water Products Inc. - Class A	1	12
Multi-Color Corp.	—	6
MYR Group Inc. (a)	—	3

See accompanying Notes to Financial Statements.

95

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
National Presto Industries Inc. (b)	—	2
Navigant Consulting Inc. (a)	—	5
Navistar International Corp. (a)	—	11
NCI Building Systems Inc. (a)	—	5
Nexeo Solutions Inc. (a)	—	2
Nielsen Holdings Plc	2	74
NN Inc.	—	5
Nordson Corp.	—	44
Norfolk Southern Corp.	2	239
Northrop Grumman Systems Corp.	1	291
NOW Inc. (a)	1	6
NV5 Holdings Inc. (a)	—	3
Old Dominion Freight Line Inc.	1	47
Omega Flex Inc.	—	2
On Assignment Inc. (a)	—	19
Orbital ATK Inc.	—	44
Oshkosh Corp.	1	39
Owens Corning Inc.	1	58
PACCAR Inc.	2	145
Parker Hannifin Corp.	1	152
Park-Ohio Holdings Corp.	—	2
Patrick Industries Inc. (a)	—	9
Pentair Plc	1	70
PGT Innovations Inc. (a)	—	5
Pitney Bowes Inc.	1	12
Plug Power Inc. (a) (b)	1	3
Ply Gem Holdings Inc. (a)	—	3
Powell Industries Inc.	—	2
Primoris Services Corp.	—	6
Proto Labs Inc. (a)	—	16
Quad/Graphics Inc. - Class A	—	4
Quanex Building Products Corp.	—	4
Quanta Services Inc. (a)	1	35
Raven Industries Inc.	—	7
Raytheon Co.	2	313
RBC Bearings Inc. (a)	—	17
Regal-Beloit Corp.	—	20
Republic Services Inc.	2	92
Resources Connection Inc.	—	3
REV Group Inc.	—	5
Rexnord Corp. (a)	1	15
Roadrunner Transportation Systems Inc. (a)	—	2
Robert Half International Inc.	1	40
Rockwell Automation Inc.	1	144
Rockwell Collins Inc.	1	128
Rollins Inc.	1	26
Roper Industries Inc.	1	153
RPX Corp.	—	3
RR Donnelley & Sons Co.	1	4
Rush Enterprises Inc. - Class A (a)	—	10
Rush Enterprises Inc. - Class B (a)	—	2
Ryder System Inc.	—	25
Saia Inc. (a)	—	11
Sensata Technologies Holding NV (a) (b)	1	50
Simpson Manufacturing Co. Inc.	—	13
SiteOne Landscape Supply Inc. (a)	—	18
SkyWest Inc.	—	5
Snap-On Inc.	—	58
Southwest Airlines Co.	1	56
SP Plus Corp. (a)	—	5
Spartan Motors Inc.	—	4
Spirit Aerosystems Holdings Inc. - Class A	1	59
Spirit Airlines Inc. (a)	—	5
SPX Corp. (a)	—	7
SPX Flow Technology USA Inc. (a)	—	11
Standex International Corp.	—	7
Stanley Black & Decker Inc.	1	149
Steelcase Inc. - Class A	1	7
Stericycle Inc. (a)	1	34
Sun Hydraulics Corp.	—	10
Sunrun Inc. (a) (b)	—	2
Team Inc. (a)	—	3
Teledyne Technologies Inc. (a)	—	35
Tennant Co.	—	7
Terex Corp.	1	24
	Shares/Par[1]	Value
Tetra Tech Inc.	—	15
Textron Inc.	2	87
Thermon Group Holdings Inc. (a)	—	4
Timken Co.	1	20
Titan International Inc.	—	4
Titan Machinery Inc. (a)	—	3
Toro Co.	1	41
TransDigm Group Inc.	—	82
TransUnion LLC (a)	1	49
Trex Co. Inc. (a)	—	19
TriMas Corp. (a)	—	7
TriNet Group Inc. (a)	—	10
Trinity Industries Inc.	1	30
Triton International Ltd. - Class A	—	12
Triumph Group Inc.	—	8
TrueBlue Inc. (a)	—	6
Tutor Perini Corp. (a)	—	5
UniFirst Corp.	—	15
Union Pacific Corp.	5	616
United Continental Holdings Inc. (a)	1	30
United Parcel Service Inc. - Class B	4	471
United Rentals Inc. (a)	1	83
United Technologies Corp.	5	555
Univar Inc. (a)	1	19
Universal Forest Products Inc.	—	13
Universal Logistics Holdings Inc.	—	2
US Ecology Inc.	—	6
USG Corp. (a)	1	21
Valmont Industries Inc.	—	21
Verisk Analytics Inc. (a)	1	87
Veritiv Corp. (a)	—	2
Viad Corp.	—	6
Vicor Corp. (a)	—	2
VSE Corp.	—	3
Wabash National Corp.	—	7
WABCO Holdings Inc. (a)	—	42
Wabtec Corp. (b)	1	41
WageWorks Inc. (a)	—	14
Waste Connections Inc.	2	108
Waste Management Inc.	3	218
Watsco Inc.	—	30
Watts Water Technologies Inc. - Class A	—	11
Welbilt Inc. (a)	1	19
Werner Enterprises Inc.	—	10
Wesco Aircraft Holdings Inc. (a)	—	2
WESCO International Inc. (a)	—	20
Woodward Governor Co.	—	24
WW Grainger Inc.	—	75
XPO Logistics Inc. (a)	1	62
Xylem Inc.	1	71
YRC Worldwide Inc. (a)	—	3
Total Common Stocks (cost $16,113)		16,771
SHORT TERM INVESTMENTS 2.2%
Investment Companies 1.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	251	251
Securities Lending Collateral 0.7%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	122	122
Total Short Term Investments (cost $373)		373
Total Investments 101.5% (cost $16,486)		17,144
Other Assets and Liabilities, Net (1.5)%		(248)
Total Net Assets 100.0%		$16,896

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/Mellon Capital Real Estate Sector Fund
COMMON STOCKS 98.9%
Real Estate 98.9%
Acadia Realty Trust	14	$389

See accompanying Notes to Financial Statements.

96

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Agree Realty Corp.	5	277
Alexander & Baldwin Inc.	8	221
Alexander's Inc.	—	131
Alexandria Real Estate Equities Inc.	16	2,137
Altisource Portfolio Solutions SA (a)	2	52
Altisource Residential Corp. - Class B	12	147
American Assets Trust Inc.	7	249
American Campus Communities Inc.	21	854
American Homes For Rent - Class A	35	775
American Tower Corp.	65	9,220
Apartment Investment & Management Co. - Class A	27	1,196
Apple Hospitality REIT Inc.	34	674
Armada Hoffler Properties Inc.	12	183
Ashford Hospitality Prime Inc.	10	94
Ashford Hospitality Trust Inc.	22	151
AvalonBay Communities Inc.	23	4,141
Boston Properties Inc.	25	3,258
Brandywine Realty Trust	29	519
Brixmor Property Group Inc.	47	878
Camden Property Trust	18	1,628
CareTrust REIT Inc.	14	238
CatchMark Timber Trust Inc. - Class A	1	16
CBL & Associates Properties Inc. (b)	31	176
CBRE Group Inc. - Class A (a)	54	2,326
Cedar Realty Trust Inc.	23	138
Chatham Lodging Trust	8	186
Chesapeake Lodging Trust	11	300
Colony NorthStar Inc. - Class A	100	1,144
Columbia Property Trust Inc.	21	471
Community Healthcare Trust Inc.	1	34
CoreCivic Inc.	3	78
Coresite Realty Corp.	2	276
Corporate Office Properties Trust	17	483
Cousins Properties Inc.	66	615
Crown Castle International Corp.	56	6,227
CubeSmart	12	352
CyrusOne Inc.	6	357
DCT Industrial Trust Inc.	18	1,036
DDR Corp.	51	459
DiamondRock Hospitality Co.	34	385
Digital Realty Trust Inc.	27	3,086
Douglas Emmett Inc.	27	1,094
Duke Realty Corp.	64	1,729
Easterly Government Properties Inc.	8	177
EastGroup Properties Inc.	9	787
Education Realty Trust Inc.	12	413
Empire State Realty Trust Inc. - Class A	22	457
EPR Properties	6	365
Equinix Inc.	11	4,903
Equity Commonwealth (a)	19	572
Equity Lifestyle Properties Inc.	17	1,536
Equity Residential Properties Inc.	62	3,953
Essex Property Trust Inc.	11	2,758
Extra Space Storage Inc.	14	1,195
Federal Realty Investment Trust	14	1,831
First Industrial Realty Trust Inc.	19	614
Five Point Holdings LLC - Class A (a)	2	34
Forest City Realty Trust Inc. - Class A	33	802
Forestar Group Inc. (a) (b)	2	33
Four Corners Property Trust Inc.	1	16
Franklin Street Properties Corp.	20	215
Gaming and Leisure Properties Inc.	19	696
Geo Group Inc.	4	103
Getty Realty Corp.	7	182
GGP Inc.	96	2,237
Gladstone Commercial Corp.	4	77
Global Net Lease Inc.	13	259
Government Properties Income Trust	17	314
Gramercy Property Trust	24	633
HCP Inc.	71	1,844
Healthcare Realty Trust Inc.	20	644
Healthcare Trust of America Inc. - Class A	40	1,188
Hersha Hospitality Trust	9	157
HFF Inc. - Class A	10	472
Highwoods Properties Inc.	17	841
	Shares/Par[1]	Value
Hospitality Properties Trust	26	790
Host Hotels & Resorts Inc.	114	2,259
Howard Hughes Corp. (a)	6	790
Hudson Pacific Properties Inc.	25	848
Independence Realty Trust Inc.	17	175
InfraREIT Inc.	1	12
Investors Real Estate Trust	27	153
Invitation Homes Inc.	48	1,123
Iron Mountain Inc.	27	1,019
iStar Inc. (a)	14	160
JBG Smith Properties	15	508
Jones Lang LaSalle Inc.	7	1,042
Kennedy-Wilson Holdings Inc.	17	296
Kilroy Realty Corp.	15	1,148
Kimco Realty Corp.	64	1,166
Kite Realty Group Trust	15	291
Lamar Advertising Co. - Class A	7	504
LaSalle Hotel Properties	19	527
Lexington Realty Trust	37	355
Liberty Property Trust	23	988
Life Storage Inc.	2	207
LTC Properties Inc.	7	310
Macerich Co.	19	1,238
Mack-Cali Realty Corp.	15	317
Marcus & Millichap Inc. (a)	5	149
Medical Properties Trust Inc.	58	799
MGM Growth Properties LLC - Class A	14	402
Mid-America Apartment Communities Inc.	18	1,853
Monmouth Real Estate Investment Corp. - Class A	13	230
National Health Investors Inc.	7	556
National Retail Properties Inc.	23	1,014
National Storage Affiliates Trust	1	16
New Senior Investment Group Inc.	18	136
New York REIT Inc.	31	124
Nexpoint Residential Trust Inc.	5	130
NorthStar Realty Europe Corp.	12	160
Omega Healthcare Investors Inc. (b)	32	874
One Liberty Properties Inc.	4	111
Outfront Media Inc.	5	127
Paramount Group Inc.	31	494
Park Hotels & Resorts Inc.	24	703
Pebblebrook Hotel Trust	12	445
Pennsylvania REIT	15	183
Physicians Realty Trust	29	524
Piedmont Office Realty Trust Inc. - Class A	24	471
Potlatch Corp.	—	15
Preferred Apartment Communities Inc.	1	30
ProLogis Inc.	87	5,626
PS Business Parks Inc.	6	689
Public Storage	21	4,388
QTS Realty Trust Inc. - Class A	—	26
Quality Care Properties Inc. (a)	17	237
Ramco-Gershenson Properties Trust	16	232
Rayonier Inc.	6	203
RE/MAX Holdings Inc. - Class A	3	124
Realogy Holdings Corp.	22	573
Realty Income Corp.	45	2,588
Regency Centers Corp.	27	1,847
Retail Opportunity Investments Corp.	19	375
Retail Properties of America Inc. - Class A	39	518
Rexford Industrial Realty Inc.	12	343
RLJ Lodging Trust	28	623
RMR Group Inc. - Class A	2	99
Ryman Hospitality Properties	12	844
Sabra Healthcare REIT Inc.	29	541
Saul Centers Inc.	2	115
SBA Communications Corp. (a)	20	3,272
Select Income REIT	12	304
Senior Housing Properties Trust	37	713
Seritage Growth Properties - Class A (b)	5	197
Simon Property Group Inc.	50	8,556
SL Green Realty Corp.	15	1,560
Spirit Realty Capital Inc.	77	658
St. Joe Co. (a)	10	184
STAG Industrial Inc.	15	423

See accompanying Notes to Financial Statements.

97

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
STORE Capital Corp.	28	723
Summit Hotel Properties Inc.	19	283
Sun Communities Inc.	16	1,474
Sunstone Hotel Investors Inc.	36	589
Tanger Factory Outlet Centers Inc. (b)	16	427
Taubman Centers Inc.	12	766
Tejon Ranch Co. (a)	2	49
Terreno Realty Corp	9	321
Tier REIT Inc.	10	200
UDR Inc.	47	1,829
UMH Properties Inc.	8	118
Uniti Group Inc. (b)	21	373
Universal Health Realty Income Trust	3	206
Urban Edge Properties	22	554
Urstadt Biddle Properties Inc. - Class A	7	149
Ventas Inc.	59	3,546
Vereit Inc.	149	1,161
Vornado Realty Trust	26	2,061
Washington Prime Group Inc.	33	238
Washington REIT	13	412
Weingarten Realty Investors	20	659
Welltower Inc.	58	3,671
Weyerhaeuser Co.	98	3,450
Whitestone REIT	2	32
WP Carey Inc.	20	1,412
Xenia Hotels & Resorts Inc.	18	391
Total Common Stocks (cost $163,605)		165,412
INVESTMENT COMPANIES 0.5%
Fidelity MSCI Real Estate Index ETF	33	819
Total Investment Companies (cost $836)		819
SHORT TERM INVESTMENTS 1.0%
Investment Companies 0.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	77	77
Securities Lending Collateral 1.0%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	1,704	1,704
Total Short Term Investments (cost $1,781)		1,781
Total Investments 100.4% (cost $166,222)		168,012
Other Assets and Liabilities, Net (0.4)%		(714)
Total Net Assets 100.0%		$167,298

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/Mellon Capital S&P 500 Index Fund
COMMON STOCKS 98.8%
Consumer Discretionary 12.1%
Advance Auto Parts Inc.	27	$2,643
Amazon.com Inc. (a)	136	159,460
Aptiv Plc	91	7,723
AutoZone Inc. (a)	10	6,836
Best Buy Co. Inc.	90	6,189
BorgWarner Inc.	65	3,311
Carmax Inc. (a)	61	3,934
Carnival Plc	141	9,369
CBS Corp. - Class B	124	7,337
Charter Communications Inc. - Class A (a)	66	22,244
Chipotle Mexican Grill Inc. (a) (b)	9	2,478
Comcast Corp. - Class A	1,591	63,705
D.R. Horton Inc.	121	6,181
Darden Restaurants Inc.	41	3,907
Discovery Communications Inc. - Class A (a) (b)	55	1,239
Discovery Communications Inc. - Class C (a) (b)	69	1,458
DISH Network Corp. - Class A (a)	76	3,622
Dollar General Corp.	89	8,257
Dollar Tree Inc. (a)	80	8,554
Expedia Inc.	41	4,875
Foot Locker Inc.	43	2,025
Ford Motor Co.	1,321	16,502
	Shares/Par[1]	Value
Gap Inc.	75	2,541
Garmin Ltd.	42	2,523
General Motors Co.	436	17,883
Genuine Parts Co.	50	4,711
Goodyear Tire & Rubber Co.	82	2,647
H&R Block Inc. (b)	70	1,844
HanesBrands Inc. (b)	123	2,569
Harley-Davidson Inc. (b)	58	2,933
Hasbro Inc.	37	3,387
Hilton Worldwide Holdings Inc.	70	5,558
Home Depot Inc.	398	75,481
Interpublic Group of Cos. Inc.	128	2,590
Kohl's Corp. (b)	57	3,079
Leggett & Platt Inc. (b)	49	2,328
Lennar Corp. - Class A	67	4,216
Limited Brands Inc. (b)	84	5,067
LKQ Corp. (a)	111	4,523
Lowe's Cos. Inc.	287	26,676
Macy's Inc. (b)	99	2,496
Marriott International Inc. - Class A	106	14,429
Mattel Inc. (b)	111	1,714
McDonald's Corp.	272	46,806
MGM Resorts International	175	5,855
Michael Kors Holdings Ltd. (a)	52	3,261
Mohawk Industries Inc. (a)	22	5,937
Netflix Inc. (a)	148	28,317
Newell Brands Inc.	163	5,039
News Corp. - Class A	138	2,243
News Corp. - Class B	38	627
Nike Inc. - Class B	449	28,069
Nordstrom Inc. (b)	36	1,712
Norwegian Cruise Line Holdings Ltd. (a)	60	3,219
Omnicom Group Inc. (b)	79	5,766
O'Reilly Automotive Inc. (a)	29	6,992
Priceline Group Inc. (a)	17	28,940
Pulte Homes Inc.	92	3,060
PVH Corp.	26	3,523
Ralph Lauren Corp. - Class A (b)	21	2,216
Ross Stores Inc.	133	10,686
Royal Caribbean Cruises Ltd.	57	6,810
Scripps Networks Interactive Inc. - Class A	34	2,903
Signet Jewelers Ltd. (b)	21	1,176
Starbucks Corp.	485	27,879
Tapestry Inc.	95	4,223
Target Corp. (b)	188	12,265
Tiffany & Co.	36	3,693
Time Warner Inc.	265	24,278
TJX Cos. Inc.	216	16,542
Tractor Supply Co.	42	3,173
TripAdvisor Inc. (a) (b)	42	1,463
Twenty-First Century Fox Inc. - Class A	356	12,291
Twenty-First Century Fox Inc. - Class B	151	5,136
Ulta Beauty Inc. (a)	20	4,415
Under Armour Inc. - Class A (a) (b)	65	938
Under Armour Inc. - Class C (a) (b)	65	871
VF Corp. (b)	112	8,274
Viacom Inc. - Class B (b)	116	3,586
Walt Disney Co.	515	55,399
Whirlpool Corp.	25	4,191
Wyndham Worldwide Corp.	34	3,969
Wynn Resorts Ltd.	27	4,597
Yum! Brands Inc.	117	9,543
		950,927
Consumer Staples 8.1%
Altria Group Inc.	652	46,552
Archer-Daniels-Midland Co.	193	7,733
Brown-Forman Corp. - Class B (b)	66	4,543
Campbell Soup Co. (b)	71	3,396
Church & Dwight Co. Inc.	85	4,265
Clorox Co.	43	6,441
Coca-Cola Co.	1,309	60,070
Colgate-Palmolive Co.	299	22,556
ConAgra Brands Inc.	140	5,256
Constellation Brands Inc. - Class A	58	13,348

See accompanying Notes to Financial Statements.

98

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Costco Wholesale Corp.	149	27,669
Coty Inc. - Class A (b)	172	3,426
CVS Health Corp.	347	25,181
Dr. Pepper Snapple Group Inc.	62	5,998
Estee Lauder Cos. Inc. - Class A	75	9,553
General Mills Inc. (b)	196	11,629
Hershey Co.	47	5,349
Hormel Foods Corp. (b)	98	3,558
JM Smucker Co.	39	4,838
Kellogg Co. (b)	85	5,800
Kimberly-Clark Corp. (b)	120	14,527
Kraft Heinz Foods Co.	202	15,702
Kroger Co.	312	8,568
McCormick & Co. Inc.	41	4,156
Molson Coors Brewing Co. - Class B	63	5,162
Mondelez International Inc. - Class A	510	21,820
Monster Beverage Corp. (a)	141	8,903
PepsiCo Inc.	485	58,192
Philip Morris International Inc.	528	55,744
Procter & Gamble Co.	869	79,825
Sysco Corp.	168	10,195
Tyson Foods Inc. - Class A	101	8,220
Walgreens Boots Alliance Inc.	295	21,427
Wal-Mart Stores Inc.	497	49,121
		638,723
Energy 6.0%
Anadarko Petroleum Corp.	189	10,140
Andeavor Corp.	51	5,850
Apache Corp. (b)	128	5,413
Baker Hughes a GE Co. - Class A	144	4,550
Cabot Oil & Gas Corp.	158	4,510
Chesapeake Energy Corp. (a) (b)	272	1,078
Chevron Corp.	648	81,066
Cimarex Energy Co.	31	3,812
Concho Resources Inc. (a)	50	7,516
ConocoPhillips Co.	408	22,397
Devon Energy Corp.	177	7,337
EOG Resources Inc.	195	21,076
EQT Corp.	81	4,638
Exxon Mobil Corp.	1,445	120,830
Halliburton Co.	293	14,339
Helmerich & Payne Inc. (b)	39	2,503
Hess Corp. (b)	96	4,559
Kinder Morgan Inc.	650	11,740
Marathon Oil Corp.	304	5,154
Marathon Petroleum Corp.	167	11,002
National Oilwell Varco Inc. (b)	127	4,560
Newfield Exploration Co. (a)	71	2,247
Noble Energy Inc. (b)	166	4,830
Occidental Petroleum Corp.	259	19,058
ONEOK Inc. (b)	129	6,900
Phillips 66	146	14,779
Pioneer Natural Resources Co.	57	9,926
Range Resources Corp.	69	1,169
Schlumberger Ltd.	472	31,827
TechnipFMC Plc (b)	156	4,881
Valero Energy Corp.	152	14,008
Williams Cos. Inc.	279	8,511
		472,206
Financials 14.7%
Affiliated Managers Group Inc.	20	4,071
Aflac Inc.	136	11,910
Allstate Corp.	123	12,924
American Express Co.	246	24,409
American International Group Inc.	306	18,261
Ameriprise Financial Inc.	52	8,809
Aon Plc - Class A	86	11,589
Arthur J Gallagher & Co.	64	4,070
Assurant Inc.	18	1,775
Bank of America Corp.	3,309	97,667
Bank of New York Mellon Corp. (c)	351	18,911
BB&T Corp.	273	13,593
Berkshire Hathaway Inc. - Class B (a)	656	130,051
BlackRock Inc.	42	21,609
	Shares/Par[1]	Value
Brighthouse Financial Inc. (a)	33	1,961
Capital One Financial Corp.	165	16,454
CBOE Global Markets Inc.	38	4,751
Charles Schwab Corp. (b)	411	21,113
Chubb Ltd.	158	23,048
Cincinnati Financial Corp. (b)	50	3,740
Citigroup Inc.	902	67,152
Citizens Financial Group Inc.	172	7,209
CME Group Inc.	115	16,787
Comerica Inc.	59	5,162
Discover Financial Services	124	9,549
E*TRADE Financial Corp. (a)	90	4,443
Everest Re Group Ltd.	14	3,087
Fifth Third Bancorp (b)	241	7,314
Franklin Resources Inc.	116	5,032
Goldman Sachs Group Inc.	120	30,499
Hartford Financial Services Group Inc.	126	7,096
Huntington Bancshares Inc. (b)	363	5,285
Intercontinental Exchange Inc.	201	14,214
Invesco Ltd.	135	4,924
JPMorgan Chase & Co.	1,184	126,567
KeyCorp	372	7,505
Leucadia National Corp.	105	2,784
Lincoln National Corp.	75	5,788
Loews Corp.	98	4,898
M&T Bank Corp.	52	8,904
Marsh & McLennan Cos. Inc.	174	14,180
MetLife Inc.	361	18,268
Moody's Corp.	56	8,274
Morgan Stanley	475	24,917
NASDAQ Inc.	42	3,208
Navient Corp. (b)	91	1,208
Northern Trust Corp.	73	7,253
People's United Financial Inc. (b)	113	2,113
PNC Financial Services Group Inc.	162	23,421
Principal Financial Group Inc.	90	6,367
Progressive Corp.	196	11,053
Prudential Financial Inc.	145	16,730
Raymond James Financial Inc.	42	3,729
Regions Financial Corp.	406	7,023
S&P Global Inc.	87	14,804
State Street Corp.	127	12,376
SunTrust Banks Inc.	166	10,722
Synchrony Financial	251	9,698
T. Rowe Price Group Inc.	82	8,620
Torchmark Corp.	40	3,587
Travelers Cos. Inc.	95	12,827
U.S. Bancorp	539	28,896
Unum Group	75	4,121
Wells Fargo & Co.	1,511	91,692
Willis Towers Watson Plc	45	6,857
XL Group Ltd. (b)	87	3,054
Zions Bancorp	73	3,712
		1,153,625
Health Care 13.6%
Abbott Laboratories	589	33,643
AbbVie Inc.	543	52,558
Aetna Inc.	112	20,284
Agilent Technologies Inc.	109	7,280
Alexion Pharmaceuticals Inc. (a)	76	9,080
Align Technology Inc. (a)	26	5,693
Allergan Plc	114	18,572
AmerisourceBergen Corp.	56	5,109
Amgen Inc.	248	43,112
Anthem Inc.	88	19,715
Baxter International Inc.	170	10,991
Becton Dickinson & Co. (b)	90	19,176
Biogen Inc. (a)	72	22,898
Boston Scientific Corp. (a)	461	11,437
Bristol-Myers Squibb Co.	560	34,301
Cardinal Health Inc.	107	6,531
Celgene Corp. (a)	268	28,009
Centene Corp. (a)	59	5,926
Cerner Corp. (a) (b)	107	7,190

See accompanying Notes to Financial Statements.

99

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
CIGNA Corp.	84	17,095
Cooper Cos. Inc.	17	3,629
Danaher Corp.	207	19,174
DaVita Inc. (a)	52	3,742
Dentsply Sirona Inc.	77	5,058
Edwards Lifesciences Corp. (a)	72	8,089
Eli Lilly & Co.	329	27,776
Envision Healthcare Corp. (a)	43	1,479
Express Scripts Holding Co. (a)	197	14,670
Gilead Sciences Inc.	443	31,720
HCA Healthcare Inc. (a)	98	8,570
Henry Schein Inc. (a)	53	3,698
Hologic Inc. (a)	101	4,304
Humana Inc.	49	12,168
Idexx Laboratories Inc. (a)	29	4,600
Illumina Inc. (a)	49	10,805
Incyte Corp. (a)	60	5,653
Intuitive Surgical Inc. (a)	38	13,937
IQVIA Holdings Inc. (a)	51	5,019
Johnson & Johnson	916	127,973
Laboratory Corp. of America Holdings (a)	35	5,531
McKesson Corp.	72	11,178
Medtronic Plc	460	37,168
Merck & Co. Inc.	930	52,352
Mettler-Toledo International Inc. (a)	9	5,365
Mylan NV (a)	181	7,663
Patterson Cos. Inc. (b)	30	1,088
PerkinElmer Inc.	40	2,921
Perrigo Co. Plc	47	4,073
Pfizer Inc.	2,027	73,429
Quest Diagnostics Inc.	46	4,525
Regeneron Pharmaceuticals Inc. (a)	26	9,670
ResMed Inc.	48	4,089
Stryker Corp.	109	16,892
Thermo Fisher Scientific Inc.	136	25,785
UnitedHealth Group Inc.	330	72,832
Universal Health Services Inc. - Class B	29	3,320
Varian Medical Systems Inc. (a)	30	3,374
Vertex Pharmaceuticals Inc. (a)	86	12,917
Waters Corp. (a)	27	5,166
Zimmer Biomet Holdings Inc.	68	8,203
Zoetis Inc. - Class A	166	11,980
		1,070,185
Industrials 10.1%
3M Co.	203	47,781
Acuity Brands Inc.	14	2,530
Alaska Air Group Inc.	41	3,029
Allegion Plc (b)	31	2,454
American Airlines Group Inc. (b)	148	7,717
AMETEK Inc.	77	5,552
AO Smith Corp.	50	3,065
Arconic Inc.	144	3,931
Boeing Co.	191	56,284
C.H. Robinson Worldwide Inc. (b)	48	4,248
Caterpillar Inc.	203	31,958
Cintas Corp.	29	4,468
CSX Corp.	305	16,782
Cummins Inc.	52	9,237
Deere & Co.	108	16,947
Delta Air Lines Inc.	227	12,732
Dover Corp.	53	5,358
Eaton Corp. Plc	152	12,014
Emerson Electric Co.	218	15,208
Equifax Inc.	41	4,821
Expeditors International of Washington Inc.	59	3,814
Fastenal Co. (b)	98	5,368
FedEx Corp.	84	20,985
Flowserve Corp.	48	2,005
Fluor Corp.	48	2,482
Fortive Corp.	102	7,356
Fortune Brands Home & Security Inc.	56	3,823
General Dynamics Corp.	95	19,263
General Electric Co.	2,957	51,592
Harris Corp.	42	5,887
	Shares/Par[1]	Value
Honeywell International Inc.	259	39,717
IHS Markit Ltd. (a)	123	5,543
Illinois Tool Works Inc.	106	17,607
Ingersoll-Rand Plc	88	7,809
Jacobs Engineering Group Inc.	41	2,704
JB Hunt Transport Services Inc.	28	3,232
Johnson Controls International Plc (b)	318	12,102
Kansas City Southern	35	3,664
L3 Technologies Inc.	26	5,142
Lockheed Martin Corp.	85	27,147
Masco Corp.	105	4,618
Nielsen Holdings Plc (b)	112	4,091
Norfolk Southern Corp.	98	14,236
Northrop Grumman Systems Corp.	59	18,134
PACCAR Inc.	119	8,428
Parker Hannifin Corp.	45	8,986
Pentair Plc	55	3,869
Quanta Services Inc. (a)	58	2,255
Raytheon Co.	99	18,616
Republic Services Inc.	78	5,257
Robert Half International Inc.	41	2,261
Rockwell Automation Inc.	43	8,527
Rockwell Collins Inc.	54	7,373
Roper Industries Inc.	34	8,915
Snap-On Inc.	19	3,300
Southwest Airlines Co.	188	12,308
Stanley Black & Decker Inc.	52	8,746
Stericycle Inc. (a)	31	2,093
Textron Inc.	90	5,099
TransDigm Group Inc.	17	4,546
Union Pacific Corp.	269	36,010
United Continental Holdings Inc. (a)	88	5,947
United Parcel Service Inc. - Class B	233	27,812
United Rentals Inc. (a)	30	5,223
United Technologies Corp.	254	32,379
Verisk Analytics Inc. (a)	56	5,373
Waste Management Inc.	137	11,804
WW Grainger Inc. (b)	18	4,253
Xylem Inc.	65	4,431
		798,248
Information Technology 23.5%
Accenture Plc - Class A	211	32,277
Activision Blizzard Inc.	256	16,182
Adobe Systems Inc. (a)	168	29,411
Advanced Micro Devices Inc. (a) (b)	284	2,919
Akamai Technologies Inc. (a)	57	3,690
Alliance Data Systems Corp.	16	4,184
Alphabet Inc. - Class A (a)	102	107,038
Alphabet Inc. - Class C (a)	103	107,690
Amphenol Corp. - Class A	104	9,124
Analog Devices Inc.	123	10,960
Ansys Inc. (a)	29	4,286
Apple Inc.	1,751	296,283
Applied Materials Inc.	365	18,675
Autodesk Inc. (a)	74	7,771
Automatic Data Processing Inc.	152	17,801
Broadcom Ltd.	138	35,457
CA Inc.	112	3,731
Cadence Design Systems Inc. (a)	91	3,826
Cisco Systems Inc.	1,686	64,574
Citrix Systems Inc. (a)	52	4,585
Cognizant Technology Solutions Corp. - Class A	200	14,220
Corning Inc.	297	9,501
CSRA Inc.	52	1,570
DXC Technology Co.	96	9,102
eBay Inc. (a)	332	12,516
Electronic Arts Inc. (a)	104	10,950
F5 Networks Inc. (a)	21	2,767
Facebook Inc. - Class A (a)	813	143,460
Fidelity National Information Services Inc.	114	10,707
Fiserv Inc. (a)	72	9,504
FLIR Systems Inc.	50	2,313
Gartner Inc. (a)	31	3,781
Global Payments Inc.	54	5,434

See accompanying Notes to Financial Statements.

100

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Hewlett Packard Enterprise Co.	563	8,079
HP Inc.	572	12,028
Intel Corp.	1,602	73,946
International Business Machines Corp.	294	45,141
Intuit Inc.	82	12,965
Juniper Networks Inc.	134	3,811
KLA-Tencor Corp.	52	5,513
Lam Research Corp.	55	10,127
MasterCard Inc. - Class A	317	48,019
Microchip Technology Inc. (b)	78	6,838
Micron Technology Inc. (a)	393	16,159
Microsoft Corp.	2,630	224,981
Motorola Solutions Inc.	55	4,973
NetApp Inc.	89	4,918
Nvidia Corp.	207	39,972
Oracle Corp.	1,039	49,104
Paychex Inc.	108	7,342
PayPal Holdings Inc. (a)	385	28,354
Qorvo Inc. (a)	41	2,745
QUALCOMM Inc.	500	32,028
Red Hat Inc. (a)	60	7,169
Salesforce.com Inc. (a)	234	23,914
Seagate Technology	99	4,129
Skyworks Solutions Inc.	62	5,927
Symantec Corp.	209	5,863
Synopsys Inc. (a)	49	4,211
TE Connectivity Ltd.	120	11,411
Texas Instruments Inc.	338	35,352
Total System Services Inc.	60	4,785
VeriSign Inc. (a) (b)	29	3,360
Visa Inc. - Class A	618	70,515
Western Digital Corp.	101	8,017
Western Union Co. (b)	157	2,983
Xerox Corp.	78	2,278
Xilinx Inc.	83	5,614
		1,848,860
Materials 3.0%
Air Products & Chemicals Inc.	74	12,074
Albemarle Corp.	38	4,820
Avery Dennison Corp.	30	3,465
Ball Corp.	123	4,670
CF Industries Holdings Inc. (b)	85	3,614
DowDuPont Inc.	798	56,812
Eastman Chemical Co.	49	4,522
Ecolab Inc.	89	11,913
FMC Corp.	44	4,140
Freeport-McMoRan Inc. - Class B (a)	449	8,511
International Flavors & Fragrances Inc.	26	3,957
International Paper Co.	139	8,051
LyondellBasell Industries NV - Class A	112	12,306
Martin Marietta Materials Inc.	23	5,004
Monsanto Co.	148	17,336
Mosaic Co.	122	3,134
Newmont Mining Corp.	179	6,733
Nucor Corp.	108	6,845
Packaging Corp. of America	32	3,864
PPG Industries Inc.	87	10,152
Praxair Inc.	96	14,918
Sealed Air Corp.	65	3,196
Sherwin-Williams Co.	28	11,501
Vulcan Materials Co.	45	5,732
WestRock Co.	84	5,291
		232,561
Real Estate 2.8%
Alexandria Real Estate Equities Inc.	31	4,041
American Tower Corp.	146	20,858
Apartment Investment & Management Co. - Class A	57	2,475
AvalonBay Communities Inc.	46	8,284
Boston Properties Inc.	52	6,758
CBRE Group Inc. - Class A (a)	98	4,265
Crown Castle International Corp.	137	15,189
Digital Realty Trust Inc.	69	7,847
Duke Realty Corp.	121	3,288
Equinix Inc.	26	11,913
	Shares/Par[1]	Value
Equity Residential Properties Inc.	124	7,912
Essex Property Trust Inc.	22	5,298
Extra Space Storage Inc.	45	3,929
Federal Realty Investment Trust	25	3,363
GGP Inc.	212	4,962
HCP Inc.	167	4,362
Host Hotels & Resorts Inc. (b)	247	4,907
Iron Mountain Inc. (b)	88	3,318
Kimco Realty Corp.	139	2,526
Macerich Co.	39	2,568
Mid-America Apartment Communities Inc.	39	3,895
ProLogis Inc.	179	11,549
Public Storage (b)	51	10,559
Realty Income Corp.	96	5,474
Regency Centers Corp.	54	3,703
SBA Communications Corp. (a)	41	6,724
Simon Property Group Inc. (b)	106	18,221
SL Green Realty Corp.	36	3,645
UDR Inc.	95	3,673
Ventas Inc.	120	7,193
Vornado Realty Trust	58	4,543
Welltower Inc. (b)	126	8,049
Weyerhaeuser Co.	253	8,929
		224,220
Telecommunication Services 2.0%
AT&T Inc. (b)	2,089	81,202
CenturyLink Inc.	324	5,400
Verizon Communications Inc.	1,391	73,615
		160,217
Utilities 2.9%
AES Corp.	240	2,598
Alliant Energy Corp.	83	3,526
Ameren Corp.	81	4,783
American Electric Power Co. Inc.	166	12,237
American Water Works Co. Inc.	60	5,453
CenterPoint Energy Inc.	144	4,075
CMS Energy Corp.	93	4,422
Consolidated Edison Inc.	106	8,978
Dominion Energy Inc.	218	17,675
DTE Energy Co.	61	6,632
Duke Energy Corp.	237	19,925
Edison International	110	6,965
Entergy Corp.	60	4,882
Eversource Energy	107	6,761
Exelon Corp.	326	12,833
FirstEnergy Corp.	148	4,530
NextEra Energy Inc.	160	25,046
NiSource Inc.	115	2,949
NRG Energy Inc.	104	2,974
PG&E Corp.	172	7,690
Pinnacle West Capital Corp.	40	3,402
PPL Corp.	230	7,113
Public Service Enterprise Group Inc.	171	8,809
SCANA Corp.	47	1,858
Sempra Energy	85	9,058
Southern Co.	342	16,451
WEC Energy Group Inc.	107	7,080
Xcel Energy Inc.	171	8,246
		226,951
Total Common Stocks (cost $5,425,547)		7,776,723
SHORT TERM INVESTMENTS 6.1%
Investment Companies 2.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	179,483	179,483
Securities Lending Collateral 3.8%
Repurchase Agreement with CIT, 1.94% (Collateralized by various publicly traded domestic equities with a value of $181,500) acquired on 11/29/17, due 04/02/18 at $166,103 (e)	165,000	165,000
Repurchase Agreement with MLP, 1.94% (Collateralized by various publicly traded domestic equities with a value of $126,500) acquired on 12/20/17, due 03/20/18 at $115,558 (e)	115,000	115,000

See accompanying Notes to Financial Statements.

101

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	18,380	18,380
		298,380
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (f) (g)	3,335	3,327
Total Short Term Investments (cost $481,190)		481,190
Total Investments 104.9% (cost $5,906,737)		8,257,913
Other Derivative Instruments (0.0)%		(300)
Other Assets and Liabilities, Net (4.9)%		(386,202)
Total Net Assets 100.0%		$7,871,411

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(e)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(f)   All or a portion of the security is pledged or segregated as collateral.

(g)   The coupon rate represents the yield to maturity.

JNL S&P 500 Index Fund
COMMON STOCKS 98.2%
Consumer Discretionary 11.9%
Advance Auto Parts Inc.	—	$2
Amazon.com Inc. (a)	—	123
Aptiv Plc	—	6
AutoZone Inc. (a)	—	5
Best Buy Co. Inc.	—	4
BorgWarner Inc.	—	2
Carmax Inc. (a)	—	3
Carnival Plc	—	7
CBS Corp. - Class B	—	6
Charter Communications Inc. - Class A (a)	—	17
Chipotle Mexican Grill Inc. (a)	—	2
Comcast Corp. - Class A	1	49
D.R. Horton Inc.	—	5
Darden Restaurants Inc.	—	3
Discovery Communications Inc. - Class A (a) (b)	—	1
Discovery Communications Inc. - Class C (a)	—	1
DISH Network Corp. - Class A (a)	—	3
Dollar General Corp.	—	7
Dollar Tree Inc. (a)	—	7
Expedia Inc.	—	4
Foot Locker Inc.	—	1
Ford Motor Co.	1	13
Gap Inc.	—	2
Garmin Ltd.	—	2
General Motors Co.	1	14
Genuine Parts Co.	—	4
Goodyear Tire & Rubber Co.	—	2
H&R Block Inc.	—	1
HanesBrands Inc. (b)	—	2
Harley-Davidson Inc. (b)	—	2
Hasbro Inc.	—	3
Hilton Worldwide Holdings Inc.	—	4
Home Depot Inc.	1	58
Interpublic Group of Cos. Inc.	—	2
Kohl's Corp.	—	2
Leggett & Platt Inc.	—	1
Lennar Corp. - Class A	—	3
Limited Brands Inc.	—	4
LKQ Corp. (a)	—	3
Lowe's Cos. Inc.	—	20
Macy's Inc.	—	2
Marriott International Inc. - Class A	—	11
Mattel Inc. (b)	—	1
McDonald's Corp.	—	36
MGM Resorts International	—	5
Michael Kors Holdings Ltd. (a)	—	2
Mohawk Industries Inc. (a)	—	4
Netflix Inc. (a)	—	22
	Shares/Par[1]	Value
Newell Brands Inc.	—	4
News Corp. - Class A	—	1
News Corp. - Class B	—	1
Nike Inc. - Class B	1	21
Nordstrom Inc.	—	1
Norwegian Cruise Line Holdings Ltd. (a)	—	3
Omnicom Group Inc.	—	5
O'Reilly Automotive Inc. (a)	—	5
Priceline Group Inc. (a)	—	23
Pulte Homes Inc.	—	2
PVH Corp.	—	3
Ralph Lauren Corp. - Class A	—	1
Ross Stores Inc.	—	8
Royal Caribbean Cruises Ltd.	—	5
Scripps Networks Interactive Inc. - Class A	—	2
Signet Jewelers Ltd.	—	1
Starbucks Corp.	1	21
Tapestry Inc.	—	3
Target Corp.	—	9
Tiffany & Co.	—	3
Time Warner Inc.	—	19
TJX Cos. Inc.	—	13
Tractor Supply Co.	—	3
TripAdvisor Inc. (a)	—	1
Twenty-First Century Fox Inc. - Class A	1	10
Twenty-First Century Fox Inc. - Class B	—	4
Ulta Beauty Inc. (a)	—	4
Under Armour Inc. - Class A (a) (b)	—	1
Under Armour Inc. - Class C (a) (b)	—	1
VF Corp.	—	6
Viacom Inc. - Class B	—	3
Walt Disney Co.	1	43
Whirlpool Corp.	—	3
Wyndham Worldwide Corp.	—	3
Wynn Resorts Ltd.	—	3
Yum! Brands Inc.	—	7
		729
Consumer Staples 8.0%
Altria Group Inc.	1	36
Archer-Daniels-Midland Co.	—	6
Brown-Forman Corp. - Class B	—	3
Campbell Soup Co.	—	2
Church & Dwight Co. Inc.	—	3
Clorox Co.	—	5
Coca-Cola Co.	1	46
Colgate-Palmolive Co.	—	17
ConAgra Brands Inc.	—	4
Constellation Brands Inc. - Class A	—	10
Costco Wholesale Corp.	—	21
Coty Inc. - Class A	—	2
CVS Health Corp.	1	19
Dr. Pepper Snapple Group Inc.	—	4
Estee Lauder Cos. Inc. - Class A	—	7
General Mills Inc.	—	9
Hershey Co.	—	4
Hormel Foods Corp.	—	2
JM Smucker Co.	—	4
Kellogg Co.	—	5
Kimberly-Clark Corp.	—	11
Kraft Heinz Foods Co.	—	12
Kroger Co.	—	7
McCormick & Co. Inc.	—	3
Molson Coors Brewing Co. - Class B	—	4
Mondelez International Inc. - Class A	1	17
Monster Beverage Corp. (a)	—	7
PepsiCo Inc.	1	45
Philip Morris International Inc.	1	43
Procter & Gamble Co.	1	62
Sysco Corp.	—	8
Tyson Foods Inc. - Class A	—	6
Walgreens Boots Alliance Inc.	—	16
Wal-Mart Stores Inc.	1	38
		488

See accompanying Notes to Financial Statements.

102

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Energy 6.0%
Anadarko Petroleum Corp.	—	8
Andeavor Corp.	—	4
Apache Corp.	—	4
Baker Hughes a GE Co. - Class A	—	4
Cabot Oil & Gas Corp.	—	4
Chesapeake Energy Corp. (a) (b)	—	1
Chevron Corp.	1	63
Cimarex Energy Co.	—	3
Concho Resources Inc. (a)	—	6
ConocoPhillips Co.	1	17
Devon Energy Corp.	—	6
EOG Resources Inc.	—	16
EQT Corp.	—	4
Exxon Mobil Corp.	1	93
Halliburton Co.	—	11
Helmerich & Payne Inc. (b)	—	2
Hess Corp.	—	3
Kinder Morgan Inc.	1	9
Marathon Oil Corp.	—	4
Marathon Petroleum Corp.	—	9
National Oilwell Varco Inc.	—	4
Newfield Exploration Co. (a)	—	1
Noble Energy Inc.	—	4
Occidental Petroleum Corp.	—	15
ONEOK Inc.	—	5
Phillips 66	—	11
Pioneer Natural Resources Co.	—	8
Range Resources Corp.	—	1
Schlumberger Ltd.	1	24
TechnipFMC Plc	—	3
Valero Energy Corp.	—	11
Williams Cos. Inc.	—	7
		365
Financials 14.5%
Affiliated Managers Group Inc.	—	3
Aflac Inc.	—	9
Allstate Corp.	—	10
American Express Co.	—	19
American International Group Inc.	—	14
Ameriprise Financial Inc.	—	7
Aon Plc - Class A	—	9
Arthur J Gallagher & Co.	—	3
Assurant Inc.	—	1
Bank of America Corp.	3	75
Bank of New York Mellon Corp. (c)	1	14
BB&T Corp.	—	10
Berkshire Hathaway Inc. - Class B (a)	1	100
BlackRock Inc.	—	16
Brighthouse Financial Inc. (a)	—	1
Capital One Financial Corp.	—	13
CBOE Global Markets Inc.	—	4
Charles Schwab Corp.	1	16
Chubb Ltd.	—	18
Cincinnati Financial Corp.	—	3
Citigroup Inc.	1	52
Citizens Financial Group Inc.	—	5
CME Group Inc.	—	13
Comerica Inc.	—	4
Discover Financial Services	—	8
E*TRADE Financial Corp. (a)	—	3
Everest Re Group Ltd.	—	2
Fifth Third Bancorp	—	6
Franklin Resources Inc.	—	4
Goldman Sachs Group Inc.	—	24
Hartford Financial Services Group Inc.	—	5
Huntington Bancshares Inc.	1	4
Intercontinental Exchange Inc.	—	11
Invesco Ltd.	—	4
JPMorgan Chase & Co.	1	98
KeyCorp	1	6
Leucadia National Corp.	—	2
Lincoln National Corp.	—	5
Loews Corp.	—	4
	Shares/Par[1]	Value
M&T Bank Corp.	—	7
Marsh & McLennan Cos. Inc.	—	11
MetLife Inc.	1	14
Moody's Corp.	—	7
Morgan Stanley	1	19
NASDAQ Inc.	—	2
Navient Corp.	—	1
Northern Trust Corp.	—	5
People's United Financial Inc.	—	1
PNC Financial Services Group Inc.	—	18
Principal Financial Group Inc.	—	5
Progressive Corp.	—	9
Prudential Financial Inc.	—	13
Raymond James Financial Inc.	—	3
Regions Financial Corp.	1	5
S&P Global Inc.	—	11
State Street Corp.	—	9
SunTrust Banks Inc.	—	8
Synchrony Financial	—	8
T. Rowe Price Group Inc.	—	7
Torchmark Corp.	—	2
Travelers Cos. Inc.	—	10
U.S. Bancorp	1	22
Unum Group	—	3
Wells Fargo & Co.	1	71
Willis Towers Watson Plc	—	5
XL Group Ltd.	—	2
Zions Bancorp	—	3
		886
Health Care 13.5%
Abbott Laboratories	1	26
AbbVie Inc.	1	41
Aetna Inc.	—	16
Agilent Technologies Inc.	—	6
Alexion Pharmaceuticals Inc. (a)	—	7
Align Technology Inc. (a)	—	4
Allergan Plc	—	14
AmerisourceBergen Corp.	—	4
Amgen Inc.	—	33
Anthem Inc.	—	15
Baxter International Inc.	—	8
Becton Dickinson & Co.	—	15
Biogen Inc. (a)	—	18
Boston Scientific Corp. (a)	1	9
Bristol-Myers Squibb Co.	1	26
Cardinal Health Inc.	—	5
Celgene Corp. (a)	—	21
Centene Corp. (a)	—	4
Cerner Corp. (a)	—	6
CIGNA Corp.	—	13
Cooper Cos. Inc.	—	3
Danaher Corp.	—	15
DaVita Inc. (a)	—	3
Dentsply Sirona Inc.	—	4
Edwards Lifesciences Corp. (a)	—	7
Eli Lilly & Co.	1	21
Envision Healthcare Corp. (a)	—	1
Express Scripts Holding Co. (a)	—	11
Gilead Sciences Inc.	1	24
HCA Healthcare Inc. (a)	—	7
Henry Schein Inc. (a)	—	3
Hologic Inc. (a)	—	3
Humana Inc.	—	9
Idexx Laboratories Inc. (a)	—	4
Illumina Inc. (a)	—	8
Incyte Corp. (a)	—	4
Intuitive Surgical Inc. (a)	—	11
IQVIA Holdings Inc. (a)	—	4
Johnson & Johnson	1	99
Laboratory Corp. of America Holdings (a)	—	4
McKesson Corp.	—	9
Medtronic Plc	1	28
Merck & Co. Inc.	1	41
Mettler-Toledo International Inc. (a)	—	4

See accompanying Notes to Financial Statements.

103

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Mylan NV (a)	—	6
Patterson Cos. Inc.	—	1
PerkinElmer Inc.	—	2
Perrigo Co. Plc	—	3
Pfizer Inc.	2	57
Quest Diagnostics Inc.	—	3
Regeneron Pharmaceuticals Inc. (a)	—	8
ResMed Inc.	—	3
Stryker Corp.	—	13
Thermo Fisher Scientific Inc.	—	20
UnitedHealth Group Inc.	1	56
Universal Health Services Inc. - Class B	—	3
Varian Medical Systems Inc. (a)	—	3
Vertex Pharmaceuticals Inc. (a)	—	10
Waters Corp. (a)	—	4
Zimmer Biomet Holdings Inc.	—	7
Zoetis Inc. - Class A	—	9
		826
Industrials 10.1%
3M Co.	—	37
Acuity Brands Inc.	—	2
Alaska Air Group Inc.	—	2
Allegion Plc	—	2
American Airlines Group Inc.	—	6
AMETEK Inc.	—	5
AO Smith Corp.	—	2
Arconic Inc.	—	3
Boeing Co.	—	44
C.H. Robinson Worldwide Inc.	—	3
Caterpillar Inc.	—	25
Cintas Corp.	—	4
CSX Corp.	—	13
Cummins Inc.	—	7
Deere & Co.	—	13
Delta Air Lines Inc.	—	10
Dover Corp.	—	4
Eaton Corp. Plc	—	9
Emerson Electric Co.	—	12
Equifax Inc.	—	4
Expeditors International of Washington Inc.	—	3
Fastenal Co.	—	4
FedEx Corp.	—	16
Flowserve Corp.	—	1
Fluor Corp.	—	2
Fortive Corp.	—	6
Fortune Brands Home & Security Inc.	—	3
General Dynamics Corp.	—	15
General Electric Co.	3	40
Harris Corp.	—	5
Honeywell International Inc.	—	31
IHS Markit Ltd. (a)	—	4
Illinois Tool Works Inc.	—	14
Ingersoll-Rand Plc	—	6
Jacobs Engineering Group Inc.	—	2
JB Hunt Transport Services Inc.	—	3
Johnson Controls International Plc	—	9
Kansas City Southern	—	3
L3 Technologies Inc.	—	4
Lockheed Martin Corp.	—	21
Masco Corp.	—	4
Nielsen Holdings Plc	—	3
Norfolk Southern Corp.	—	11
Northrop Grumman Systems Corp.	—	14
PACCAR Inc.	—	7
Parker Hannifin Corp.	—	7
Pentair Plc	—	3
Quanta Services Inc. (a)	—	2
Raytheon Co.	—	14
Republic Services Inc.	—	4
Robert Half International Inc.	—	2
Rockwell Automation Inc.	—	7
Rockwell Collins Inc.	—	6
Roper Industries Inc.	—	7
Snap-On Inc.	—	2
	Shares/Par[1]	Value
Southwest Airlines Co.	—	9
Stanley Black & Decker Inc.	—	7
Stericycle Inc. (a)	—	1
Textron Inc.	—	4
TransDigm Group Inc.	—	3
Union Pacific Corp.	—	28
United Continental Holdings Inc. (a)	—	4
United Parcel Service Inc. - Class B	—	21
United Rentals Inc. (a)	—	4
United Technologies Corp.	—	25
Verisk Analytics Inc. (a)	—	4
Waste Management Inc.	—	9
WW Grainger Inc.	—	3
Xylem Inc.	—	3
		617
Information Technology 23.4%
Accenture Plc - Class A	—	25
Activision Blizzard Inc.	—	13
Adobe Systems Inc. (a)	—	23
Advanced Micro Devices Inc. (a) (b)	—	2
Akamai Technologies Inc. (a)	—	3
Alliance Data Systems Corp.	—	3
Alphabet Inc. - Class A (a)	—	83
Alphabet Inc. - Class C (a)	—	83
Amphenol Corp. - Class A	—	7
Analog Devices Inc.	—	9
Ansys Inc. (a)	—	3
Apple Inc.	2	229
Applied Materials Inc.	1	14
Autodesk Inc. (a)	—	6
Automatic Data Processing Inc.	—	14
Broadcom Ltd.	—	27
CA Inc.	—	3
Cadence Design Systems Inc. (a)	—	3
Cisco Systems Inc.	2	50
Citrix Systems Inc. (a)	—	3
Cognizant Technology Solutions Corp. - Class A	—	11
Corning Inc.	—	7
CSRA Inc.	—	1
DXC Technology Co.	—	7
eBay Inc. (a)	1	10
Electronic Arts Inc. (a)	—	9
F5 Networks Inc. (a)	—	2
Facebook Inc. - Class A (a)	1	111
Fidelity National Information Services Inc.	—	8
Fiserv Inc. (a)	—	7
FLIR Systems Inc.	—	2
Gartner Inc. (a)	—	3
Global Payments Inc.	—	4
Hewlett Packard Enterprise Co.	1	6
HP Inc.	1	9
Intel Corp.	1	57
International Business Machines Corp.	—	35
Intuit Inc.	—	10
Juniper Networks Inc.	—	3
KLA-Tencor Corp.	—	4
Lam Research Corp.	—	8
MasterCard Inc. - Class A	—	37
Microchip Technology Inc.	—	6
Micron Technology Inc. (a)	1	12
Microsoft Corp.	2	174
Motorola Solutions Inc.	—	4
NetApp Inc.	—	4
Nvidia Corp.	—	31
Oracle Corp.	1	38
Paychex Inc.	—	6
PayPal Holdings Inc. (a)	1	22
Qorvo Inc. (a)	—	2
QUALCOMM Inc.	1	25
Red Hat Inc. (a)	—	6
Salesforce.com Inc. (a)	—	18
Seagate Technology (b)	—	3
Skyworks Solutions Inc.	—	5
Symantec Corp.	—	5

See accompanying Notes to Financial Statements.

104

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Synopsys Inc. (a)	—	3
TE Connectivity Ltd.	—	9
Texas Instruments Inc.	1	27
Total System Services Inc.	—	3
VeriSign Inc. (a)	—	3
Visa Inc. - Class A	1	55
Western Digital Corp.	—	6
Western Union Co.	—	2
Xerox Corp.	—	1
Xilinx Inc.	—	5
		1,429
Materials 3.0%
Air Products & Chemicals Inc.	—	10
Albemarle Corp.	—	4
Avery Dennison Corp.	—	3
Ball Corp.	—	4
CF Industries Holdings Inc.	—	3
DowDuPont Inc.	1	44
Eastman Chemical Co.	—	3
Ecolab Inc.	—	9
FMC Corp.	—	3
Freeport-McMoRan Inc. - Class B (a)	1	7
International Flavors & Fragrances Inc.	—	3
International Paper Co.	—	6
LyondellBasell Industries NV - Class A	—	9
Martin Marietta Materials Inc.	—	4
Monsanto Co.	—	13
Mosaic Co.	—	2
Newmont Mining Corp.	—	5
Nucor Corp.	—	6
Packaging Corp. of America	—	3
PPG Industries Inc.	—	8
Praxair Inc.	—	12
Sealed Air Corp.	—	2
Sherwin-Williams Co.	—	9
Vulcan Materials Co.	—	4
WestRock Co.	—	4
		180
Real Estate 2.9%
Alexandria Real Estate Equities Inc.	—	3
American Tower Corp.	—	16
Apartment Investment & Management Co. - Class A	—	2
AvalonBay Communities Inc.	—	7
Boston Properties Inc.	—	5
CBRE Group Inc. - Class A (a)	—	3
Crown Castle International Corp.	—	12
Digital Realty Trust Inc.	—	6
Duke Realty Corp.	—	2
Equinix Inc.	—	10
Equity Residential Properties Inc.	—	6
Essex Property Trust Inc.	—	4
Extra Space Storage Inc.	—	3
Federal Realty Investment Trust	—	3
GGP Inc.	—	4
HCP Inc.	—	3
Host Hotels & Resorts Inc.	—	4
Iron Mountain Inc.	—	3
Kimco Realty Corp.	—	2
Macerich Co.	—	2
Mid-America Apartment Communities Inc.	—	3
ProLogis Inc.	—	9
Public Storage	—	8
Realty Income Corp.	—	4
Regency Centers Corp.	—	3
SBA Communications Corp. (a)	—	5
Simon Property Group Inc.	—	14
SL Green Realty Corp.	—	3
UDR Inc.	—	3
Ventas Inc.	—	6
Vornado Realty Trust	—	4
Welltower Inc.	—	6
Weyerhaeuser Co.	—	7
		175
	Shares/Par[1]	Value
Telecommunication Services 2.0%
AT&T Inc.	2	63
CenturyLink Inc.	—	4
Verizon Communications Inc.	1	57
		124
Utilities 2.9%
AES Corp.	—	2
Alliant Energy Corp.	—	3
Ameren Corp.	—	4
American Electric Power Co. Inc.	—	9
American Water Works Co. Inc.	—	4
CenterPoint Energy Inc.	—	3
CMS Energy Corp.	—	4
Consolidated Edison Inc.	—	7
Dominion Energy Inc.	—	14
DTE Energy Co.	—	5
Duke Energy Corp.	—	15
Edison International	—	5
Entergy Corp.	—	4
Eversource Energy	—	5
Exelon Corp.	1	10
FirstEnergy Corp.	—	4
NextEra Energy Inc.	—	19
NiSource Inc.	—	2
NRG Energy Inc.	—	2
PG&E Corp.	—	6
Pinnacle West Capital Corp.	—	2
PPL Corp.	—	6
Public Service Enterprise Group Inc.	—	7
SCANA Corp.	—	1
Sempra Energy	—	7
Southern Co.	1	13
WEC Energy Group Inc.	—	6
Xcel Energy Inc.	—	6
		175
Total Common Stocks (cost $5,647)		5,994
INVESTMENT COMPANIES 1.6%
iShares Core S&P 500 ETF	1	96
Total Investment Companies (cost $96)		96
SHORT TERM INVESTMENTS 1.2%
Investment Companies 1.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	63	63
Securities Lending Collateral 0.2%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	11	11
Total Short Term Investments (cost $74)		74
Total Investments 101.0% (cost $5,817)		6,164
Other Assets and Liabilities, Net (1.0)%		(64)
Total Net Assets 100.0%		$6,100

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/Mellon Capital S&P 400 MidCap Index Fund
COMMON STOCKS 99.5%
Consumer Discretionary 12.1%
Aaron's Inc.	110	$4,364
Adtalem Global Education Inc. (a)	109	4,566
AMC Networks Inc. - Class A (a)	91	4,935
American Eagle Outfitters Inc.	295	5,547
AutoNation Inc. (a) (b)	104	5,350
Bed Bath & Beyond Inc.	253	5,562
Big Lots Inc. (b)	75	4,196
Brinker International Inc. (b)	85	3,298
Brunswick Corp.	157	8,645
Buffalo Wild Wings Inc. (a)	27	4,268
Cable One Inc.	8	5,786
CalAtlantic Group Inc.	135	7,618

See accompanying Notes to Financial Statements.

105

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Carter's Inc.	83	9,778
Cheesecake Factory Inc. (b)	75	3,611
Churchill Downs Inc.	23	5,276
Cinemark Holdings Inc.	186	6,469
Cooper Tire & Rubber Co.	93	3,287
Cracker Barrel Old Country Store Inc. (b)	42	6,700
Dana Holding Corp.	254	8,118
Deckers Outdoor Corp. (a)	56	4,510
Delphi Technologies Plc (a)	155	8,110
Dick's Sporting Goods Inc.	146	4,184
Dillard's Inc. - Class A (b)	38	2,296
Domino's Pizza Inc.	77	14,522
Dunkin' Brands Group Inc.	159	10,239
GameStop Corp. - Class A (b)	178	3,192
Gentex Corp.	504	10,551
Graham Holdings Co.	8	4,558
Helen of Troy Ltd. (a)	47	4,575
ILG Inc.	186	5,312
International Speedway Corp. - Class A	45	1,775
Jack in the Box Inc.	52	5,065
John Wiley & Sons Inc. - Class A	79	5,170
KB Home	146	4,664
Live Nation Inc. (a)	234	9,969
Meredith Corp.	69	4,565
Michaels Cos. Inc. (a)	193	4,679
Murphy USA Inc. (a)	57	4,579
New York Times Co. - Class A	220	4,079
NVR Inc. (a)	6	21,425
Office Depot Inc.	907	3,209
Papa John's International Inc.	47	2,617
Polaris Industries Inc. (b)	103	12,733
Pool Corp.	71	9,160
Sally Beauty Holdings Inc. (a)	234	4,387
Service Corp. International	329	12,296
Six Flags Entertainment Corp.	139	9,251
Skechers U.S.A. Inc. - Class A (a)	235	8,879
Sotheby's (a)	68	3,525
Tegna Inc.	377	5,304
Tempur Sealy International Inc. (a) (b)	82	5,160
Texas Roadhouse Inc.	115	6,041
Thor Industries Inc.	86	12,929
Toll Brothers Inc.	259	12,433
TRI Pointe Homes Inc. (a)	268	4,805
Tupperware Brands Corp.	89	5,579
Urban Outfitters Inc. (a)	145	5,070
Wendy's Co.	323	5,309
Williams-Sonoma Inc. (b)	139	7,174
		381,254
Consumer Staples 3.8%
Avon Products Inc. (a)	760	1,634
Boston Beer Co. Inc. - Class A (a) (b)	16	3,072
Casey's General Stores Inc.	67	7,528
Dean Foods Co.	157	1,816
Edgewell Personal Care Co. (a)	101	5,980
Energizer Holdings Inc.	108	5,206
Flowers Foods Inc.	323	6,238
Hain Celestial Group Inc. (a)	181	7,689
Ingredion Inc.	126	17,558
Lamb Weston Holdings Inc.	256	14,457
Lancaster Colony Corp.	34	4,420
Nu Skin Enterprises Inc. - Class A	87	5,946
Post Holdings Inc. (a)	116	9,204
Sanderson Farms Inc.	35	4,877
Snyders-Lance Inc.	151	7,557
Sprouts Farmers Market Inc. (a)	218	5,303
Tootsie Roll Industries Inc. (b)	34	1,221
TreeHouse Foods Inc. (a)	100	4,938
United Natural Foods Inc. (a)	89	4,380
		119,024
Energy 4.2%
Callon Petroleum Co. (a)	353	4,292
CNX Resources Corp. (a)	361	5,287
Core Laboratories NV (b)	77	8,460
Diamond Offshore Drilling Inc. (a) (b)	111	2,059
	Shares/Par[1]	Value
Dril-Quip Inc. (a)	66	3,126
Energen Corp. (a)	170	9,797
Ensco Plc - Class A	765	4,523
Gulfport Energy Corp. (a)	289	3,682
HollyFrontier Corp.	311	15,926
Matador Resources Co. (a)	169	5,263
Murphy Oil Corp.	285	8,834
Nabors Industries Ltd.	554	3,781
Oceaneering International Inc.	172	3,647
Patterson-UTI Energy Inc.	390	8,982
PBF Energy Inc. - Class A (b)	193	6,827
QEP Resources Inc. (a)	422	4,042
Rowan Cos. Plc - Class A (a)	203	3,176
SM Energy Co.	179	3,959
Southwestern Energy Co. (a)	888	4,954
Superior Energy Services Inc. (a)	264	2,545
Transocean Ltd. (a) (b)	683	7,292
World Fuel Services Corp.	120	3,388
WPX Energy Inc. (a)	697	9,811
		133,653
Financials 17.2%
Alleghany Corp. (a)	27	16,124
American Financial Group Inc.	122	13,249
Aspen Insurance Holdings Ltd.	105	4,273
Associated Bancorp	267	6,786
BancorpSouth Bank	148	4,646
Bank of Hawaii Corp.	75	6,421
Bank of the Ozarks Inc.	213	10,313
Brown & Brown Inc.	204	10,480
Cathay General Bancorp	133	5,620
Chemical Financial Corp.	125	6,671
CNO Financial Group Inc.	300	7,419
Commerce Bancshares Inc.	165	9,196
Cullen/Frost Bankers Inc.	102	9,702
East West Bancorp Inc.	253	15,400
Eaton Vance Corp.	207	11,692
FactSet Research Systems Inc.	69	13,330
Federated Investors Inc. - Class B	167	6,034
First American Financial Corp.	193	10,834
First Horizon National Corp.	570	11,399
FNB Corp.	567	7,830
Fulton Financial Corp.	307	5,490
Genworth Financial Inc. - Class A (a)	862	2,681
Hancock Holding Co.	148	7,337
Hanover Insurance Group Inc.	75	8,088
Home Bancshares Inc.	271	6,312
Interactive Brokers Group Inc.	115	6,798
International Bancshares Corp.	96	3,825
Janus Henderson Group Plc	316	12,096
Kemper Corp.	86	5,899
Legg Mason Inc.	153	6,409
MarketAxess Holdings Inc.	66	13,288
MB Financial Inc.	146	6,513
Mercury General Corp.	64	3,427
MSCI Inc.	159	20,074
New York Community Bancorp Inc.	857	11,160
Old Republic International Corp.	430	9,189
PacWest Bancorp	224	11,305
Pinnacle Financial Partners Inc.	129	8,580
Primerica Inc.	78	7,903
Prosperity Bancshares Inc.	122	8,537
Reinsurance Group of America Inc.	113	17,593
RenaissanceRe Holdings Ltd.	71	8,942
SEI Investments Co.	231	16,598
Signature Bank (a)	94	12,958
SLM Corp. (a)	756	8,540
Sterling Bancorp	394	9,683
Stifel Financial Corp.	120	7,152
SVB Financial Group (a)	92	21,622
Synovus Financial Corp.	210	10,080
TCF Financial Corp.	301	6,161
Texas Capital Bancshares Inc. (a)	87	7,727
Trustmark Corp.	119	3,790
UMB Financial Corp.	77	5,535

See accompanying Notes to Financial Statements.

106

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Umpqua Holdings Corp.	386	8,039
United Bankshares Inc.	184	6,390
Valley National Bancorp	463	5,194
Washington Federal Inc.	157	5,375
Webster Financial Corp.	162	9,079
Wintrust Financial Corp.	98	8,039
WR Berkley Corp.	170	12,178
		543,005
Health Care 7.5%
Abiomed Inc. (a)	73	13,770
Acadia HealthCare Co. Inc. (a)	143	4,667
Akorn Inc. (a)	164	5,287
Allscripts-Misys Healthcare Solutions Inc. (a)	319	4,637
Bio-Rad Laboratories Inc. - Class A (a)	36	8,479
Bio-Techne Corp.	65	8,481
Bioverativ Inc. (a)	190	10,221
Catalent Inc. (a)	233	9,584
Charles River Laboratories International Inc. (a)	84	9,141
Endo International Plc (a)	349	2,702
Globus Medical Inc. - Class A (a)	127	5,210
Halyard Health Inc. (a)	82	3,791
HealthSouth Corp.	173	8,558
Hill-Rom Holdings Inc.	115	9,714
INC Research Holdings Inc. - Class A (a)	99	4,296
Lifepoint Health Inc. (a)	71	3,528
LivaNova Plc (a)	76	6,082
Mallinckrodt Plc (a)	167	3,772
Masimo Corp. (a)	84	7,101
Medidata Solutions Inc. (a)	102	6,495
MEDNAX Inc. (a)	163	8,714
Molina Healthcare Inc. (a)	77	5,914
NuVasive Inc. (a)	89	5,197
Owens & Minor Inc.	108	2,030
Prestige Brands Holdings Inc. (a)	93	4,127
Steris Plc	149	13,019
Teleflex Inc.	79	19,672
Tenet Healthcare Corp. (a) (b)	141	2,143
United Therapeutics Corp. (a)	77	11,357
WellCare Health Plans Inc. (a)	78	15,679
West Pharmaceutical Services Inc.	130	12,816
		236,184
Industrials 15.8%
AECOM (a)	275	10,218
AGCO Corp.	117	8,358
Avis Budget Group Inc. (a)	126	5,532
Brink's Co.	89	6,977
Carlisle Cos. Inc.	109	12,390
Clean Harbors Inc. (a)	91	4,951
Copart Inc. (a)	353	15,253
Crane Co.	89	7,914
Curtiss-Wright Corp.	78	9,454
Deluxe Corp.	85	6,538
Donaldson Co. Inc.	232	11,334
Dun & Bradstreet Corp.	65	7,662
Dycom Industries Inc. (a)	54	6,046
EMCOR Group Inc.	104	8,493
EnerSys Inc.	76	5,317
Esterline Technologies Corp. (a)	47	3,539
GATX Corp.	69	4,267
Genesee & Wyoming Inc. - Class A (a)	108	8,494
Graco Inc.	295	13,332
Granite Construction Inc.	70	4,437
Herman Miller Inc.	105	4,206
HNI Corp.	76	2,943
Hubbell Inc.	96	12,964
Huntington Ingalls Industries Inc.	80	18,829
IDEX Corp.	134	17,645
ITT Inc.	156	8,300
JetBlue Airways Corp. (a)	564	12,603
KBR Inc.	251	4,986
Kennametal Inc.	141	6,842
Kirby Corp. (a)	95	6,328
KLX Inc. (a)	91	6,196
Knight-Swift Transportation Holdings Inc. - Class A	224	9,794
	Shares/Par[1]	Value
Landstar System Inc.	74	7,655
Lennox International Inc.	66	13,769
Lincoln Electric Holdings Inc.	108	9,928
Manpower Inc.	118	14,824
MSA Safety Inc.	59	4,612
MSC Industrial Direct Co. - Class A	79	7,646
Nordson Corp.	90	13,176
NOW Inc. (a)	186	2,052
Old Dominion Freight Line Inc.	121	15,966
Orbital ATK Inc.	101	13,302
Oshkosh Corp.	131	11,917
Pitney Bowes Inc.	327	3,659
Regal-Beloit Corp.	79	6,020
Rollins Inc.	168	7,828
Ryder System Inc.	94	7,907
Teledyne Technologies Inc. (a)	62	11,207
Terex Corp.	140	6,769
Timken Co.	123	6,052
Toro Co.	189	12,297
Trinity Industries Inc.	267	9,996
Valmont Industries Inc.	40	6,571
Wabtec Corp. (b)	151	12,324
Watsco Inc.	53	9,063
Werner Enterprises Inc.	77	2,987
Woodward Governor Co.	97	7,403
		497,072
Information Technology 17.3%
3D Systems Corp. (a) (b)	199	1,723
ACI Worldwide Inc. (a)	207	4,696
Acxiom Corp. (a)	138	3,800
ARRIS International Plc (a)	313	8,051
Arrow Electronics Inc. (a)	156	12,519
Avnet Inc.	213	8,426
Belden Inc.	74	5,723
Blackbaud Inc.	84	7,959
Broadridge Financial Solutions Inc.	206	18,661
Cars.com Inc. (a)	126	3,628
CDK Global Inc.	231	16,464
Ciena Corp. (a)	249	5,204
Cirrus Logic Inc. (a)	113	5,858
Cognex Corp.	304	18,571
Coherent Inc. (a)	43	12,179
CommVault Systems Inc. (a)	73	3,852
Convergys Corp.	165	3,884
CoreLogic Inc. (a)	145	6,695
Cree Inc. (a)	171	6,343
Cypress Semiconductor Corp.	584	8,893
Diebold Nixdorf Inc.	130	2,132
DST Systems Inc.	108	6,718
Fair Isaac Corp.	53	8,082
First Solar Inc. (a)	143	9,639
Fortinet Inc. (a)	265	11,588
Integrated Device Technology Inc. (a)	233	6,936
InterDigital Inc.	61	4,635
IPG Photonics Corp. (a)	66	14,104
j2 Global Inc.	85	6,341
Jabil Inc.	311	8,156
Jack Henry & Associates Inc.	136	15,914
Keysight Technologies Inc. (a)	325	13,536
Knowles Corp. (a)	154	2,260
Leidos Holdings Inc.	251	16,235
Littelfuse Inc.	40	7,872
LogMeIn Inc.	92	10,573
Manhattan Associates Inc. (a)	122	6,036
MAXIMUS Inc.	114	8,138
Microsemi Corp. (a)	207	10,668
MKS Instruments Inc.	95	8,989
Monolithic Power Systems Inc.	67	7,481
National Instruments Corp.	188	7,818
NCR Corp. (a)	214	7,273
NetScout Systems Inc. (a)	153	4,670
Plantronics Inc.	59	2,960
PTC Inc. (a)	202	12,304
Sabre Corp.	366	7,502

See accompanying Notes to Financial Statements.

107

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Science Applications International Corp.	77	5,872
Silicon Laboratories Inc. (a)	74	6,561
Synaptics Inc. (a)	61	2,449
SYNNEX Corp.	51	6,949
Take-Two Interactive Software Inc. (a)	200	22,011
Tech Data Corp. (a)	61	5,962
Teradata Corp. (a)	213	8,190
Teradyne Inc.	345	14,439
Trimble Inc. (a)	443	18,007
Tyler Technologies Inc. (a)	61	10,772
Ultimate Software Group Inc. (a)	50	10,948
VeriFone Systems Inc. (a)	194	3,441
Versum Materials Inc.	191	7,214
ViaSat Inc. (a) (b)	95	7,085
Vishay Intertechnology Inc.	235	4,883
WEX Inc. (a)	70	9,880
Zebra Technologies Corp. - Class A (a)	93	9,676
		546,028
Materials 7.1%
Allegheny Technologies Inc. (a) (b)	215	5,195
AptarGroup Inc.	109	9,442
Ashland Global Holdings Inc.	109	7,770
Bemis Co. Inc.	161	7,706
Cabot Corp.	110	6,750
Carpenter Technology Corp.	82	4,157
Chemours Co.	324	16,240
Commercial Metals Co.	203	4,334
Compass Minerals International Inc. (b)	59	4,291
Domtar Corp.	110	5,441
Eagle Materials Inc.	85	9,643
Greif Inc. - Class A	45	2,712
Louisiana-Pacific Corp. (a)	254	6,667
Minerals Technologies Inc.	62	4,240
NewMarket Corp.	16	6,442
Olin Corp.	291	10,348
Owens-Illinois Inc. (a)	285	6,326
PolyOne Corp.	143	6,240
Reliance Steel & Aluminum Co.	128	10,961
Royal Gold Inc.	115	9,406
RPM International Inc.	234	12,272
Scotts Miracle-Gro Co. - Class A	73	7,787
Sensient Technologies Corp.	78	5,680
Silgan Holdings Inc.	132	3,870
Sonoco Products Co.	174	9,259
Steel Dynamics Inc.	417	17,970
United States Steel Corp.	306	10,778
Valvoline Inc.	359	8,985
Worthington Industries Inc.	79	3,460
		224,372
Real Estate 9.1%
Alexander & Baldwin Inc.	81	2,251
American Campus Communities Inc.	239	9,820
Camden Property Trust	163	14,987
CoreCivic Inc.	207	4,664
Coresite Realty Corp.	60	6,835
Corporate Office Properties Trust	174	5,093
Cousins Properties Inc.	735	6,796
CyrusOne Inc.	159	9,486
DCT Industrial Trust Inc.	163	9,600
Douglas Emmett Inc.	280	11,484
Education Realty Trust Inc.	133	4,644
EPR Properties	112	7,353
First Industrial Realty Trust Inc.	210	6,616
Geo Group Inc.	218	5,151
Healthcare Realty Trust Inc.	217	6,976
Highwoods Properties Inc.	181	9,223
Hospitality Properties Trust	288	8,597
JBG Smith Properties	163	5,676
Jones Lang LaSalle Inc.	79	11,822
Kilroy Realty Corp.	172	12,858
Lamar Advertising Co. - Class A	146	10,864
LaSalle Hotel Properties	199	5,575
Liberty Property Trust	258	11,098
Life Storage Inc.	82	7,265
	Shares/Par[1]	Value
Mack-Cali Realty Corp.	158	3,401
Medical Properties Trust Inc.	638	8,794
National Retail Properties Inc.	267	11,518
Omega Healthcare Investors Inc. (b)	345	9,499
Potlatch Corp.	70	3,506
Quality Care Properties Inc. (a)	162	2,238
Rayonier Inc.	226	7,147
Sabra Healthcare REIT Inc.	313	5,873
Senior Housing Properties Trust	416	7,976
Tanger Factory Outlet Centers Inc. (b)	169	4,488
Taubman Centers Inc.	106	6,965
Uniti Group Inc. (b)	289	5,142
Urban Edge Properties	185	4,725
Washington Prime Group Inc.	321	2,284
Weingarten Realty Investors	210	6,889
		285,179
Telecommunication Services 0.1%
Telephone & Data Systems Inc.	165	4,577
Utilities 5.3%
Aqua America Inc.	311	12,212
Atmos Energy Corp.	194	16,706
Black Hills Corp.	94	5,636
Great Plains Energy Inc.	378	12,183
Hawaiian Electric Industries Inc.	191	6,896
IDACORP Inc.	88	8,073
MDU Resources Group Inc.	342	9,204
National Fuel Gas Co.	150	8,223
New Jersey Resources Corp.	152	6,095
NorthWestern Corp.	85	5,075
OGE Energy Corp.	350	11,518
ONE Gas Inc.	92	6,739
PNM Resources Inc.	140	5,653
Southwest Gas Corp.	83	6,713
UGI Corp.	303	14,242
Vectren Corp.	145	9,456
Westar Energy Inc.	249	13,143
WGL Holdings Inc.	90	7,709
		165,476
Total Common Stocks (cost $2,480,942)		3,135,824
SHORT TERM INVESTMENTS 2.9%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	16,716	16,716
Securities Lending Collateral 2.3%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	72,199	72,199
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (e) (f)	790	788
Total Short Term Investments (cost $89,703)		89,703
Total Investments 102.4% (cost $2,570,645)		3,225,527
Other Derivative Instruments (0.0)%		(123)
Other Assets and Liabilities, Net (2.4)%		(75,117)
Total Net Assets 100.0%		$3,150,287

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(e)   All or a portion of the security is pledged or segregated as collateral.

(f)  The coupon rate represents the yield to maturity.

JNL/Mellon Capital S&P 1500 Growth Index Fund
COMMON STOCKS 98.5%
Consumer Discretionary 15.1%
Amazon.com Inc. (a)	1	$606
AMC Networks Inc. - Class A (a)	—	2
American Eagle Outfitters Inc.	—	3
Aptiv Plc	1	30
AutoZone Inc. (a)	—	10
BJ's Restaurants Inc.	—	—
BorgWarner Inc.	—	9

See accompanying Notes to Financial Statements.

108

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Boyd Gaming Corp.	—	4
Brunswick Corp.	—	2
Buffalo Wild Wings Inc. (a)	—	2
Cable One Inc.	—	3
CalAtlantic Group Inc.	—	4
Callaway Golf Co.	—	1
Capella Education Co.	—	1
Career Education Corp. (a)	—	—
Carmax Inc. (a)	—	8
Carnival Plc	—	16
Carter's Inc.	—	5
Cavco Industries Inc. (a)	—	1
CBS Corp. - Class B	—	12
Charter Communications Inc. - Class A (a)	—	85
Childrens Place Retail Stores Inc.	—	2
Chipotle Mexican Grill Inc. (a)	—	3
Churchill Downs Inc.	—	4
Comcast Corp. - Class A	3	121
Cracker Barrel Old Country Store Inc.	—	2
Crocs Inc. (a)	—	1
D.R. Horton Inc.	1	22
Dana Holding Corp.	—	4
Darden Restaurants Inc.	—	10
Dave & Buster's Entertainment Inc. (a)	—	3
Deckers Outdoor Corp. (a)	—	2
Delphi Technologies Plc (a)	—	6
DineEquity Inc.	—	—
Dollar General Corp.	—	15
Dollar Tree Inc. (a)	1	32
Domino's Pizza Inc.	—	11
Dorman Products Inc. (a)	—	1
Dunkin' Brands Group Inc.	—	8
EW Scripps Co. - Class A (a)	—	—
Expedia Inc.	—	12
Five Below Inc. (a)	—	4
Fox Factory Holding Corp. (a)	—	2
Garmin Ltd.	—	4
Gentex Corp.	—	5
Gentherm Inc. (a)	—	—
H&R Block Inc.	—	5
HanesBrands Inc.	—	4
Hasbro Inc.	—	7
Helen of Troy Ltd. (a)	—	1
Hilton Worldwide Holdings Inc.	—	8
Home Depot Inc.	2	287
ILG Inc.	—	2
Installed Building Products Inc. (a)	—	2
iRobot Corp. (a)	—	3
Jack in the Box Inc.	—	2
John Wiley & Sons Inc. - Class A	—	1
KB Home	—	4
La-Z-Boy Inc.	—	1
LCI Industries	—	4
Lennar Corp. - Class A	—	9
LGI Homes Inc. (a) (b)	—	2
Lithia Motors Inc. - Class A	—	1
Live Nation Inc. (a)	—	8
LKQ Corp. (a)	—	10
Lowe's Cos. Inc.	1	68
Lumber Liquidators Holdings Inc. (a) (b)	—	1
Marriott International Inc. - Class A	1	54
Marriott Vacations Worldwide Corp.	—	4
Mattel Inc.	—	2
McDonald's Corp.	1	178
MDC Holdings Inc.	—	1
Meredith Corp.	—	2
Meritage Homes Corp. (a)	—	1
MGM Resorts International	1	10
Michael Kors Holdings Ltd. (a)	—	13
Mohawk Industries Inc. (a)	—	14
Monarch Casino & Resort Inc. (a)	—	1
Motorcar Parts of America Inc. (a)	—	—
Nautilus Inc. (a)	—	—
Netflix Inc. (a)	1	108
New York Times Co. - Class A	—	3
	Shares/Par[1]	Value
Nike Inc. - Class B	1	72
Norwegian Cruise Line Holdings Ltd. (a)	—	12
NutriSystem Inc.	—	2
NVR Inc. (a)	—	18
Ollie's Bargain Outlet Holdings Inc. (a)	—	4
O'Reilly Automotive Inc. (a)	—	14
Papa John's International Inc.	—	1
Penn National Gaming Inc. (a)	—	4
PetMed Express Inc.	—	2
Polaris Industries Inc.	—	9
Pool Corp.	—	7
Priceline Group Inc. (a)	—	109
Pulte Homes Inc.	1	12
RH (a) (b)	—	2
Ross Stores Inc.	1	27
Royal Caribbean Cruises Ltd.	—	18
Ruth's Hospitality Group Inc.	—	1
Scientific Games Corp. - Class A (a)	—	3
Scripps Networks Interactive Inc. - Class A	—	7
Service Corp. International	—	9
Shake Shack Inc. - Class A (a)	—	1
Shutterfly Inc. (a)	—	1
Six Flags Entertainment Corp.	—	7
Skechers U.S.A. Inc. - Class A (a)	—	6
Sleep Number Corp. (a)	—	2
Sonic Corp. (b)	—	1
Sotheby's (a)	—	2
Starbucks Corp.	1	68
Steven Madden Ltd. (a)	—	2
Strayer Education Inc.	—	1
Sturm Ruger & Co. Inc. (b)	—	—
Tailored Brands Inc.	—	1
Tapestry Inc.	—	6
Tempur Sealy International Inc. (a)	—	1
Texas Roadhouse Inc.	—	3
Thor Industries Inc.	—	10
Tiffany & Co.	—	5
TJX Cos. Inc.	1	28
Toll Brothers Inc.	—	9
TopBuild Corp. (a)	—	4
Tractor Supply Co.	—	5
TRI Pointe Homes Inc. (a)	—	4
TripAdvisor Inc. (a)	—	2
Tupperware Brands Corp.	—	2
Ulta Beauty Inc. (a)	—	12
VF Corp.	—	19
Walt Disney Co.	1	99
Wendy's Co.	—	2
William Lyon Homes - Class A (a)	—	—
Wingstop Inc.	—	1
Winnebago Industries Inc.	—	2
World Wrestling Entertainment Inc. - Class A	—	1
Wyndham Worldwide Corp.	—	15
Wynn Resorts Ltd.	—	17
Yum! Brands Inc.	—	16
		2,587
Consumer Staples 5.0%
Altria Group Inc.	2	99
B&G Foods Inc. (b)	—	2
Bob Evans Farms Inc.	—	1
Boston Beer Co. Inc. - Class A (a)	—	1
Brown-Forman Corp. - Class B	—	12
Calavo Growers Inc.	—	2
Cal-Maine Foods Inc. (a)	—	1
Central Garden & Pet Co. (a)	—	—
Central Garden & Pet Co. - Class A (a)	—	2
Church & Dwight Co. Inc.	—	8
Clorox Co.	—	14
Coca-Cola Bottling Co.	—	1
Coca-Cola Co.	2	103
Colgate-Palmolive Co.	1	41
Constellation Brands Inc. - Class A	—	51
Darling Ingredients Inc. (a)	—	2
Dr. Pepper Snapple Group Inc.	—	11

See accompanying Notes to Financial Statements.

109

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Energizer Holdings Inc.	—	2
Estee Lauder Cos. Inc. - Class A	1	37
Flowers Foods Inc.	—	2
General Mills Inc.	—	15
Hain Celestial Group Inc. (a)	—	2
Hershey Co.	—	12
Ingredion Inc.	—	5
Inter Parfums Inc.	—	1
J&J Snack Foods Corp.	—	2
Kellogg Co.	—	7
Kimberly-Clark Corp.	—	25
Lamb Weston Holdings Inc.	—	10
Lancaster Colony Corp.	—	2
McCormick & Co. Inc.	—	7
Medifast Inc.	—	1
Monster Beverage Corp. (a)	1	34
Nu Skin Enterprises Inc. - Class A	—	2
PepsiCo Inc.	1	109
Philip Morris International Inc.	1	107
Procter & Gamble Co.	1	113
Sanderson Farms Inc.	—	3
Sprouts Farmers Market Inc. (a)	—	4
Tootsie Roll Industries Inc. (b)	—	—
WD-40 Co.	—	1
		854
Energy 0.3%
Cabot Oil & Gas Corp.	1	8
CARBO Ceramics Inc. (a) (b)	—	—
Cimarex Energy Co.	—	5
CONSOL Energy Inc. (a)	—	1
Core Laboratories NV	—	2
EOG Resources Inc.	—	28
Hess Corp.	—	5
Matador Resources Co. (a)	—	2
		51
Financials 6.5%
Affiliated Managers Group Inc.	—	7
Allstate Corp.	—	23
American Express Co.	1	56
Ameriprise Financial Inc.	—	22
Ameris Bancorp	—	1
Amerisafe Inc.	—	1
Aon Plc - Class A	—	26
Arthur J Gallagher & Co.	—	7
Banc of California Inc.	—	1
BancorpSouth Bank	—	1
Bank Mutual Corp.	—	—
Bank of America Corp.	6	178
Bank of Hawaii Corp.	—	2
Bank of the Ozarks Inc.	—	8
Banner Corp.	—	1
BlackRock Inc.	—	49
BofI Holding Inc. (a)	—	2
Brookline Bancorp Inc.	—	1
Brown & Brown Inc.	—	5
Cathay General Bancorp	—	3
CBOE Global Markets Inc.	—	19
Central Pacific Financial Corp.	—	1
Charles Schwab Corp.	2	80
City Holdings Co.	—	1
CME Group Inc.	1	43
CNO Financial Group Inc.	—	5
Columbia Banking System Inc.	—	2
Comerica Inc.	—	10
Commerce Bancshares Inc.	—	3
Cullen/Frost Bankers Inc.	—	3
Customers Bancorp Inc. (a)	—	—
CVB Financial Corp.	—	2
Dime Community Bancshares Inc.	—	—
E*TRADE Financial Corp. (a)	1	17
East West Bancorp Inc.	—	11
Eaton Vance Corp.	—	9
eHealth Inc. (a)	—	—
Employer Holdings Inc.	—	1
	Shares/Par[1]	Value
Encore Capital Group Inc. (a)	—	1
Evercore Inc. - Class A	—	4
FactSet Research Systems Inc.	—	10
Federated Investors Inc. - Class B	—	5
Financial Engines Inc.	—	1
First American Financial Corp.	—	5
First Commonwealth Financial Corp.	—	1
First Financial Bancorp	—	1
First Financial Bankshares Inc.	—	2
FirstCash Inc.	—	4
Glacier Bancorp Inc.	—	2
Green Dot Corp. - Class A (a)	—	3
Hancock Holding Co.	—	3
Hanmi Financial Corp.	—	1
Home Bancshares Inc.	—	2
Independent Bank Corp.	—	1
Interactive Brokers Group Inc.	—	6
Intercontinental Exchange Inc.	1	54
Janus Henderson Group Plc	—	9
Kemper Corp.	—	5
LegacyTexas Financial Group Inc.	—	3
LendingTree Inc. (a) (b)	—	3
MarketAxess Holdings Inc.	—	10
Marsh & McLennan Cos. Inc.	1	30
MB Financial Inc.	—	2
Meta Financial Group Inc.	—	1
Moody's Corp.	—	31
MSCI Inc.	—	15
NASDAQ Inc.	—	5
National Bank Holdings Corp. - Class A	—	1
NMI Holdings Inc. - Class A (a)	—	1
Northern Trust Corp.	—	15
Northfield Bancorp Inc.	—	1
Pacific Premier Bancorp Inc. (a)	—	2
Pinnacle Financial Partners Inc.	—	4
Piper Jaffray Cos.	—	1
Primerica Inc.	—	6
Principal Financial Group Inc.	—	12
ProAssurance Corp.	—	1
Progressive Corp.	1	43
Raymond James Financial Inc.	—	7
RenaissanceRe Holdings Ltd.	—	4
RLI Corp.	—	1
S&P Global Inc.	1	56
S&T Bancorp Inc.	—	1
SEI Investments Co.	—	12
Selective Insurance Group Inc.	—	3
ServisFirst Bancshares Inc.	—	3
Signature Bank (a)	—	3
SLM Corp. (a)	1	4
Sterling Bancorp	—	5
SVB Financial Group (a)	—	16
Synovus Financial Corp.	—	8
T. Rowe Price Group Inc.	1	33
Texas Capital Bancshares Inc. (a)	—	6
Third Point Reinsurance Ltd. (a)	—	1
Tompkins Financial Corp.	—	1
Torchmark Corp.	—	5
TrustCo Bank Corp.	—	—
United Community Banks Inc.	—	1
Universal Insurance Holdings Inc.	—	1
Walker & Dunlop Inc. (a)	—	2
Washington Federal Inc.	—	2
Webster Financial Corp.	—	4
Westamerica Bancorp	—	1
Willis Towers Watson Plc	—	11
Wintrust Financial Corp.	—	4
WisdomTree Investments Inc.	—	1
		1,104
Health Care 16.7%
Abaxis Inc.	—	1
Abbott Laboratories	2	129
AbbVie Inc.	2	200
Abiomed Inc. (a)	—	10

See accompanying Notes to Financial Statements.

110

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Aetna Inc.	—	38
Agilent Technologies Inc.	1	27
Akorn Inc. (a)	—	4
Alexion Pharmaceuticals Inc. (a)	—	18
Align Technology Inc. (a)	—	21
Allscripts-Misys Healthcare Solutions Inc. (a)	—	1
Almost Family Inc. (a)	—	—
Amedisys Inc. (a)	—	2
Amgen Inc.	1	97
AMN Healthcare Services Inc. (a)	—	3
Amphastar Pharmaceuticals Inc. (a)	—	—
Analogic Corp.	—	—
ANI Pharmaceuticals Inc. (a)	—	1
Anika Therapeutics Inc. (a)	—	1
Anthem Inc.	—	40
Baxter International Inc.	1	23
Becton Dickinson & Co.	1	74
Biogen Inc. (a)	—	61
Bio-Rad Laboratories Inc. - Class A (a)	—	6
Bio-Techne Corp.	—	6
BioTelemetry Inc. (a)	—	1
Bioverativ Inc. (a)	—	8
Boston Scientific Corp. (a)	2	44
Bristol-Myers Squibb Co.	2	82
Cambrex Corp. (a)	—	1
Cantel Medical Corp.	—	4
Catalent Inc. (a)	—	7
Celgene Corp. (a)	1	107
Centene Corp. (a)	—	22
Cerner Corp. (a)	1	27
Charles River Laboratories International Inc. (a)	—	7
Chemed Corp.	—	5
CIGNA Corp.	1	65
Computer Programs & Systems Inc.	—	—
Conmed Corp.	—	1
Cooper Cos. Inc.	—	13
Corcept Therapeutics Inc. (a)	—	2
Corvel Corp. (a)	—	1
CryoLife Inc. (a)	—	—
Cutera Inc. (a)	—	1
Cytokinetics Inc. (a)	—	—
DepoMed Inc. (a)	—	—
Eagle Pharmaceuticals Inc. (a)	—	1
Edwards Lifesciences Corp. (a)	1	30
Eli Lilly & Co.	1	65
Emergent BioSolutions Inc. (a)	—	3
Enanta Pharmaceuticals Inc. (a)	—	1
Ensign Group Inc.	—	1
Gilead Sciences Inc.	1	79
Globus Medical Inc. - Class A (a)	—	4
Haemonetics Corp. (a)	—	2
HCA Healthcare Inc. (a)	—	17
HealthEquity Inc. (a)	—	3
HealthSouth Corp.	—	6
HealthStream Inc. (a)	—	—
Heska Corp. (a)	—	1
Hill-Rom Holdings Inc.	—	7
HMS Holdings Corp. (a)	—	1
Hologic Inc. (a)	1	15
ICU Medical Inc. (a)	—	4
Idexx Laboratories Inc. (a)	—	18
Illumina Inc. (a)	—	42
Impax Laboratories Inc. (a)	—	1
Incyte Corp. (a)	—	22
Innoviva Inc. (a)	—	1
Inogen Inc. (a)	—	3
Integer Holdings Corp. (a)	—	1
Integra LifeSciences Holdings Corp. (a)	—	2
Intuitive Surgical Inc. (a)	—	53
IQVIA Holdings Inc. (a)	—	11
Johnson & Johnson	2	263
Laboratory Corp. of America Holdings (a)	—	12
Lannett Co. Inc. (a)	—	—
Lantheus Holdings Inc. (a)	—	1
LeMaitre Vascular Inc.	—	—
	Shares/Par[1]	Value
LHC Group Inc. (a)	—	1
Ligand Pharmaceuticals Inc. (a)	—	4
LivaNova Plc (a)	—	5
Luminex Corp.	—	1
Masimo Corp. (a)	—	5
Medicines Co. (a) (b)	—	1
Medidata Solutions Inc. (a)	—	5
Medtronic Plc	1	61
Merck & Co. Inc.	2	74
Meridian Bioscience Inc.	—	—
Merit Medical Systems Inc. (a)	—	3
Mettler-Toledo International Inc. (a)	—	21
MiMedx Group Inc. (a) (b)	—	2
Molina Healthcare Inc. (a)	—	2
Momenta Pharmaceuticals Inc. (a)	—	1
Myriad Genetics Inc. (a)	—	3
Natus Medical Inc. (a)	—	1
Nektar Therapeutics (a)	—	12
Neogen Corp. (a)	—	4
NuVasive Inc. (a)	—	2
Omnicell Inc. (a)	—	3
OraSure Technologies Inc. (a)	—	1
Orthofix International NV (a)	—	1
PerkinElmer Inc.	—	6
Perrigo Co. Plc	—	5
Pfizer Inc.	4	129
Phibro Animal Health Corp. - Class A	—	1
Prestige Brands Holdings Inc. (a)	—	2
Progenics Pharmaceuticals Inc. (a)	—	—
Providence Services Corp. (a)	—	1
Quality Systems Inc. (a)	—	1
Regeneron Pharmaceuticals Inc. (a)	—	38
Repligen Corp. (a)	—	2
ResMed Inc.	—	16
Select Medical Holdings Corp. (a)	—	1
Spectrum Pharmaceuticals Inc. (a)	—	1
Steris Plc	—	6
Stryker Corp.	1	65
Sucampo Pharmaceuticals Inc. - Class A (a)	—	—
Supernus Pharmaceuticals Inc. (a)	—	3
SurModics Inc. (a)	—	—
Tactile Systems Technology Inc. (a) (b)	—	—
Teleflex Inc.	—	15
Tenet Healthcare Corp. (a)	—	1
Thermo Fisher Scientific Inc.	1	71
Tivity Health Inc. (a)	—	1
United Therapeutics Corp. (a)	—	5
UnitedHealth Group Inc.	1	277
US Physical Therapy Inc.	—	1
Varex Imaging Corp. (a)	—	1
Varian Medical Systems Inc. (a)	—	7
Vertex Pharmaceuticals Inc. (a)	1	49
Waters Corp. (a)	—	20
WellCare Health Plans Inc. (a)	—	7
West Pharmaceutical Services Inc.	—	6
Zimmer Biomet Holdings Inc.	—	17
Zoetis Inc. - Class A	1	46
		2,845
Industrials 11.1%
3M Co.	1	182
AAON Inc.	—	1
Actuant Corp. - Class A	—	1
Aerojet Rocketdyne Holdings Inc. (a)	—	3
Aerovironment Inc. (a)	—	1
Alamo Group Inc.	—	1
Albany International Corp. - Class A	—	2
Allegiant Travel Co.	—	2
Allegion Plc	—	7
American Airlines Group Inc.	1	15
American Woodmark Corp. (a)	—	3
AMETEK Inc.	1	21
AO Smith Corp.	—	12
Apogee Enterprises Inc.	—	1
Axon Enterprise Inc. (a)	—	2

See accompanying Notes to Financial Statements.

111

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Barnes Group Inc.	—	5
Boeing Co.	1	214
Brady Corp. - Class A	—	1
Brink's Co.	—	5
Carlisle Cos. Inc.	—	4
Caterpillar Inc.	1	64
Cintas Corp.	—	17
Comfort Systems USA Inc.	—	2
Copart Inc. (a)	1	11
Crane Co.	—	3
CSX Corp.	1	64
Cubic Corp.	—	1
Curtiss-Wright Corp.	—	4
Deere & Co.	—	35
Deluxe Corp.	—	2
Donaldson Co. Inc.	—	5
Dover Corp.	—	12
Dun & Bradstreet Corp.	—	3
Dycom Industries Inc. (a)	—	5
Emerson Electric Co.	1	24
EnPro Industries Inc.	—	2
Equifax Inc.	—	11
ESCO Technologies Inc.	—	1
Expeditors International of Washington Inc.	—	9
Exponent Inc.	—	3
Fastenal Co.	—	12
Federal Signal Corp.	—	1
FedEx Corp.	—	46
Forrester Research Inc.	—	—
Fortive Corp.	—	18
Fortune Brands Home & Security Inc.	—	14
Forward Air Corp.	—	2
Franklin Electric Co. Inc.	—	2
General Dynamics Corp.	—	36
Graco Inc.	—	10
Granite Construction Inc.	—	2
Griffon Corp.	—	—
Harris Corp.	—	14
Harsco Corp. (a)	—	2
Healthcare Services Group Inc.	—	5
Heartland Express Inc.	—	1
Herman Miller Inc.	—	4
Hillenbrand Inc.	—	2
Honeywell International Inc.	1	90
Hubbell Inc.	—	5
Huntington Ingalls Industries Inc.	—	10
IDEX Corp.	—	13
Illinois Tool Works Inc.	1	67
Ingersoll-Rand Plc	—	12
Insperity Inc.	—	3
Interface Inc.	—	2
ITT Inc.	—	4
JB Hunt Transport Services Inc.	—	7
John Bean Technologies Corp.	—	4
Kansas City Southern	—	7
Kennametal Inc.	—	2
KLX Inc. (a)	—	5
Knight-Swift Transportation Holdings Inc. - Class A	—	4
Korn/Ferry International	—	3
Landstar System Inc.	—	4
Lennox International Inc.	—	10
Lincoln Electric Holdings Inc.	—	4
Lindsay Corp.	—	—
Lockheed Martin Corp.	—	65
Lydall Inc. (a)	—	1
Marten Transport Ltd.	—	—
Masco Corp.	1	12
Mercury Systems Inc. (a)	—	3
Mobile Mini Inc.	—	1
Moog Inc. - Class A (a)	—	1
MSA Safety Inc.	—	2
MSC Industrial Direct Co. - Class A	—	3
Multi-Color Corp.	—	1
Nordson Corp.	—	10
Norfolk Southern Corp.	—	24
	Shares/Par[1]	Value
Northrop Grumman Systems Corp.	—	47
Old Dominion Freight Line Inc.	—	12
On Assignment Inc. (a)	—	5
Orbital ATK Inc.	—	9
Oshkosh Corp.	—	4
Parker Hannifin Corp.	—	19
Patrick Industries Inc. (a)	—	2
PGT Innovations Inc. (a)	—	1
Proto Labs Inc. (a)	—	3
Quanex Building Products Corp.	—	1
Raven Industries Inc.	—	2
Raytheon Co.	—	43
Republic Services Inc.	—	9
Robert Half International Inc.	—	5
Rockwell Automation Inc.	—	22
Rockwell Collins Inc.	—	28
Rollins Inc.	—	5
Roper Industries Inc.	—	35
RR Donnelley & Sons Co.	—	—
Saia Inc. (a)	—	2
Simpson Manufacturing Co. Inc.	—	3
Southwest Airlines Co.	1	30
Standex International Corp.	—	1
Stanley Black & Decker Inc.	—	23
Teledyne Technologies Inc. (a)	—	8
Tennant Co.	—	1
Terex Corp.	—	2
Tetra Tech Inc.	—	2
Timken Co.	—	2
Toro Co.	—	10
TransDigm Group Inc.	—	17
Trex Co. Inc. (a)	—	4
UniFirst Corp.	—	1
Union Pacific Corp.	1	71
United Parcel Service Inc. - Class B	1	52
United Rentals Inc. (a)	—	19
Universal Forest Products Inc.	—	1
US Ecology Inc.	—	1
Valmont Industries Inc.	—	2
Verisk Analytics Inc. (a)	—	12
Viad Corp.	—	1
Vicor Corp. (a)	—	—
Wabash National Corp.	—	1
Wabtec Corp. (b)	—	4
WageWorks Inc. (a)	—	3
Waste Management Inc.	1	45
Watsco Inc.	—	3
Watts Water Technologies Inc. - Class A	—	1
Werner Enterprises Inc.	—	1
Woodward Governor Co.	—	3
Xylem Inc.	—	11
		1,900
Information Technology 37.8%
8x8 Inc. (a)	—	1
Accenture Plc - Class A	1	78
ACI Worldwide Inc. (a)	—	2
Activision Blizzard Inc.	1	62
Acxiom Corp. (a)	—	2
Adobe Systems Inc. (a)	1	112
ADTRAN Inc.	—	1
Advanced Energy Industries Inc. (a)	—	4
Advanced Micro Devices Inc. (a)	1	4
Agilysys Inc. (a)	—	—
Akamai Technologies Inc. (a)	—	5
Alarm.com Holdings Inc. (a)	—	1
Alliance Data Systems Corp.	—	10
Alphabet Inc. - Class A (a)	1	407
Alphabet Inc. - Class C (a)	1	409
Amphenol Corp. - Class A	1	35
Analog Devices Inc.	1	43
Ansys Inc. (a)	—	17
Apple Inc.	7	1,126
Applied Materials Inc.	2	71
Applied Optoelectronics Inc. (a) (b)	—	1

See accompanying Notes to Financial Statements.

112

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Autodesk Inc. (a)	—	18
Automatic Data Processing Inc.	1	68
Axcelis Technologies Inc. (a)	—	1
Badger Meter Inc.	—	1
Barracuda Networks Inc. (a)	—	1
Belden Inc.	—	2
Blackbaud Inc.	—	6
Bottomline Technologies Inc. (a)	—	2
Broadcom Ltd.	1	136
Broadridge Financial Solutions Inc.	—	14
Brooks Automation Inc.	—	2
Cabot Microelectronics Corp.	—	3
Cadence Design Systems Inc. (a)	1	16
CalAmp Corp. (a)	—	1
Cars.com Inc. (a)	—	1
CDK Global Inc.	—	12
CEVA Inc. (a)	—	1
Cirrus Logic Inc. (a)	—	4
Cisco Systems Inc.	3	113
Citrix Systems Inc. (a)	—	10
Cognex Corp.	—	14
Cognizant Technology Solutions Corp. - Class A	1	55
Coherent Inc. (a)	—	9
Cohu Inc.	—	1
CommVault Systems Inc. (a)	—	1
Control4 Corp. (a)	—	1
CoreLogic Inc. (a)	—	4
Corning Inc.	1	36
Cree Inc. (a)	—	2
CSG Systems International Inc.	—	1
CTS Corp.	—	1
Cypress Semiconductor Corp.	—	4
DST Systems Inc.	—	2
DXC Technology Co.	—	18
eBay Inc. (a)	2	48
Ebix Inc.	—	3
Electro Scientific Industries Inc. (a)	—	1
Electronic Arts Inc. (a)	1	42
ePlus Inc. (a)	—	1
ExlService Holdings Inc. (a)	—	3
F5 Networks Inc. (a)	—	6
Facebook Inc. - Class A (a)	3	546
Fair Isaac Corp.	—	6
FARO Technologies Inc. (a)	—	1
Fidelity National Information Services Inc.	1	26
First Solar Inc. (a)	—	4
Fiserv Inc. (a)	1	36
FLIR Systems Inc.	—	5
Fortinet Inc. (a)	—	9
Gartner Inc. (a)	—	14
Global Payments Inc.	—	21
II-VI Inc. (a)	—	3
Integrated Device Technology Inc. (a)	—	5
Intel Corp.	4	160
InterDigital Inc.	—	3
Intuit Inc.	1	50
IPG Photonics Corp. (a)	—	10
Itron Inc. (a)	—	1
j2 Global Inc.	—	4
Jabil Inc.	—	6
Jack Henry & Associates Inc.	—	12
Kemet Corp. (a)	—	1
Keysight Technologies Inc. (a)	—	5
KLA-Tencor Corp.	—	21
Kopin Corp. (a)	—	—
Kulicke & Soffa Industries Inc. (a)	—	2
Lam Research Corp.	—	39
Littelfuse Inc.	—	5
LivePerson Inc. (a)	—	—
LogMeIn Inc.	—	8
Lumentum Holdings Inc. (a) (b)	—	2
Manhattan Associates Inc. (a)	—	2
MasterCard Inc. - Class A	1	183
MAXIMUS Inc.	—	6
MaxLinear Inc. - Class A (a)	—	2
	Shares/Par[1]	Value
Methode Electronics Inc.	—	1
Microchip Technology Inc.	1	27
Micron Technology Inc. (a)	2	62
Microsemi Corp. (a)	—	8
Microsoft Corp.	10	855
MicroStrategy Inc. - Class A (a)	—	1
MKS Instruments Inc.	—	6
Monolithic Power Systems Inc.	—	5
Monotype Imaging Holdings Inc.	—	1
Motorola Solutions Inc.	—	18
Nanometrics Inc. (a)	—	1
National Instruments Corp.	—	6
NetApp Inc.	1	20
NIC Inc.	—	1
Nvidia Corp.	1	152
Oclaro Inc. (a) (b)	—	1
Oracle Corp.	2	96
OSI Systems Inc. (a)	—	1
Park Electrochemical Corp.	—	—
Paychex Inc.	—	18
PayPal Holdings Inc. (a)	2	108
PDF Solutions Inc. (a)	—	—
Plantronics Inc.	—	1
Power Integrations Inc.	—	2
Progress Software Corp.	—	3
PTC Inc. (a)	—	5
Qorvo Inc. (a)	—	11
QUALCOMM Inc.	1	43
Qualys Inc. (a)	—	3
QuinStreet Inc. (a)	—	—
Rambus Inc. (a)	—	2
Red Hat Inc. (a)	—	27
Rogers Corp. (a)	—	4
Rudolph Technologies Inc. (a)	—	1
Sabre Corp.	—	2
Salesforce.com Inc. (a)	1	91
Semtech Corp. (a)	—	2
Shutterstock Inc. (a)	—	1
Silicon Laboratories Inc. (a)	—	4
Skyworks Solutions Inc.	—	23
SolarEdge Technologies Inc. (a)	—	1
SPS Commerce Inc. (a)	—	1
Stamps.com Inc. (a)	—	4
Symantec Corp.	1	10
Synopsys Inc. (a)	—	16
Take-Two Interactive Software Inc. (a)	—	11
TE Connectivity Ltd.	1	31
TeleTech Holdings Inc.	—	1
Teradata Corp. (a)	—	4
Teradyne Inc.	—	10
Texas Instruments Inc.	2	134
Total System Services Inc.	—	17
Trimble Inc. (a)	1	13
TTM Technologies Inc. (a)	—	2
Tyler Technologies Inc. (a)	—	8
Ultimate Software Group Inc. (a)	—	7
VeriSign Inc. (a)	—	13
Versum Materials Inc.	—	6
ViaSat Inc. (a) (b)	—	2
Viavi Solutions Inc. (a)	—	1
Virtusa Corp. (a)	—	1
Visa Inc. - Class A	3	268
Vishay Intertechnology Inc.	—	1
Western Union Co.	—	4
WEX Inc. (a)	—	8
Xilinx Inc.	—	13
XO Group Inc. (a)	—	—
Xperi Corp.	—	1
Zebra Technologies Corp. - Class A (a)	—	7
		6,462
Materials 1.9%
AdvanSix Inc. (a)	—	1
Air Products & Chemicals Inc.	—	17
Albemarle Corp.	—	11

See accompanying Notes to Financial Statements.

113

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
American Vanguard Corp.	—	—
AptarGroup Inc.	—	3
Avery Dennison Corp.	—	13
Balchem Corp.	—	2
Calgon Carbon Corp.	—	1
CF Industries Holdings Inc.	—	6
Chemours Co.	—	12
Deltic Timber Corp.	—	1
Eagle Materials Inc.	—	7
Ecolab Inc.	—	21
FMC Corp.	—	17
HB Fuller Co.	—	1
Ingevity Corp. (a)	—	4
Innospec Inc.	—	1
International Flavors & Fragrances Inc.	—	10
Koppers Holdings Inc. (a)	—	1
Kraton Corp. (a)	—	2
Louisiana-Pacific Corp. (a)	—	5
Martin Marietta Materials Inc.	—	7
Monsanto Co.	1	34
Myers Industries Inc.	—	—
Neenah Paper Inc.	—	1
NewMarket Corp.	—	2
Olin Corp.	—	5
Packaging Corp. of America	—	9
PolyOne Corp.	—	3
PPG Industries Inc.	—	18
Praxair Inc.	—	29
Quaker Chemical Corp.	—	2
Royal Gold Inc.	—	7
RPM International Inc.	—	4
Schweitzer-Mauduit International Inc.	—	—
Scotts Miracle-Gro Co. - Class A	—	3
Sealed Air Corp.	—	4
Sensient Technologies Corp.	—	2
Sherwin-Williams Co.	—	44
Silgan Holdings Inc.	—	1
US Concrete Inc. (a)	—	1
Valvoline Inc.	—	4
Vulcan Materials Co.	—	12
		328
Real Estate 3.2%
Agree Realty Corp.	—	1
Alexandria Real Estate Equities Inc.	—	8
American Assets Trust Inc.	—	1
American Tower Corp.	1	80
Apartment Investment & Management Co. - Class A	—	4
Armada Hoffler Properties Inc.	—	—
AvalonBay Communities Inc.	—	14
Boston Properties Inc.	—	12
Camden Property Trust	—	5
CareTrust REIT Inc.	—	1
CBRE Group Inc. - Class A (a)	1	17
Chesapeake Lodging Trust	—	1
Community Healthcare Trust Inc.	—	—
Coresite Realty Corp.	—	5
Corporate Office Properties Trust	—	2
Cousins Properties Inc.	1	3
Crown Castle International Corp.	1	40
CyrusOne Inc.	—	3
DCT Industrial Trust Inc.	—	7
Digital Realty Trust Inc.	—	18
Douglas Emmett Inc.	—	5
Easterly Government Properties Inc.	—	1
EastGroup Properties Inc.	—	4
Equinix Inc.	—	45
Essex Property Trust Inc.	—	11
Extra Space Storage Inc.	—	14
Federal Realty Investment Trust	—	5
First Industrial Realty Trust Inc.	—	4
Four Corners Property Trust Inc.	—	2
Geo Group Inc.	—	2
Getty Realty Corp.	—	1
GGP Inc.	1	7
	Shares/Par[1]	Value
Healthcare Realty Trust Inc.	—	2
HFF Inc. - Class A	—	2
Highwoods Properties Inc.	—	3
Iron Mountain Inc.	—	7
Jones Lang LaSalle Inc.	—	6
Kilroy Realty Corp.	—	5
Lamar Advertising Co. - Class A	—	8
Lexington Realty Trust	1	3
Liberty Property Trust	—	4
Life Storage Inc.	—	3
LTC Properties Inc.	—	1
Medical Properties Trust Inc.	1	4
National Retail Properties Inc.	—	3
National Storage Affiliates Trust	—	1
Potlatch Corp.	—	2
ProLogis Inc.	1	45
PS Business Parks Inc.	—	2
Public Storage	—	23
Quality Care Properties Inc. (a)	—	—
Ramco-Gershenson Properties Trust	—	1
Rayonier Inc.	—	4
Retail Opportunity Investments Corp.	—	1
Saul Centers Inc.	—	—
SBA Communications Corp. (a)	—	25
Simon Property Group Inc.	—	33
Summit Hotel Properties Inc.	—	1
Tanger Factory Outlet Centers Inc. (b)	—	1
Taubman Centers Inc.	—	2
UDR Inc.	—	8
Uniti Group Inc.	—	2
Universal Health Realty Income Trust	—	2
Urban Edge Properties	—	2
Urstadt Biddle Properties Inc. - Class A	—	—
Vornado Realty Trust	—	11
Weingarten Realty Investors	—	2
Whitestone REIT	—	—
		542
Telecommunication Services 0.0%
Cogent Communications Group Inc.	—	3
General Communication Inc. - Class A (a)	—	1
Vonage Holdings Corp. (a)	—	2
		6
Utilities 0.9%
Allete Inc.	—	3
American States Water Co.	—	2
American Water Works Co. Inc.	—	12
Aqua America Inc.	—	5
Avista Corp.	—	1
California Water Service Group	—	2
Dominion Energy Inc.	1	26
El Paso Electric Co.	—	1
FirstEnergy Corp.	—	7
IDACORP Inc.	—	4
NextEra Energy Inc.	1	49
Northwest Natural Gas Co.	—	1
NRG Energy Inc.	—	6
ONE Gas Inc.	—	2
PNM Resources Inc.	—	3
South Jersey Industries Inc.	—	1
Southwest Gas Corp.	—	2
Vectren Corp.	—	5
WEC Energy Group Inc.	—	12
WGL Holdings Inc.	—	2
		146
Total Common Stocks (cost $16,453)		16,825
INVESTMENT COMPANIES 0.2%
iShares S&P 400 Growth Index Fund (b)	—	2
iShares S&P 500 Growth Index Fund	—	34
iShares S&P Small-Cap 600 Growth ETF	—	1
Total Investment Companies (cost $37)		37

See accompanying Notes to Financial Statements.

114

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	29	29
Securities Lending Collateral 0.1%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	19	19
Total Short Term Investments (cost $48)		48
Total Investments 99.0% (cost $16,538)		16,910
Other Assets and Liabilities, Net 1.0%		174
Total Net Assets 100.0%		$17,084

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/Mellon Capital S&P 1500 Value Index Fund
COMMON STOCKS 99.0%
Consumer Discretionary 8.9%
Aaron's Inc.	—	$2
Abercrombie & Fitch Co. - Class A	—	1
Adtalem Global Education Inc. (a)	—	2
Advance Auto Parts Inc.	—	5
AMC Networks Inc. - Class A (a)	—	1
American Axle & Manufacturing Holdings Inc. (a)	—	1
American Eagle Outfitters Inc.	—	1
American Public Education Inc. (a)	—	—
Asbury Automotive Group Inc. (a)	—	1
Ascena Retail Group Inc. (a)	—	—
AutoNation Inc. (a) (b)	—	2
AutoZone Inc. (a)	—	8
Barnes & Noble Education Inc. (a)	—	—
Barnes & Noble Inc.	—	—
Bed Bath & Beyond Inc.	—	2
Belmond Ltd. - Class A (a)	—	1
Best Buy Co. Inc.	—	13
Big 5 Sporting Goods Corp. (b)	—	—
Big Lots Inc.	—	2
Biglari Holdings Inc. (a)	—	—
BJ's Restaurants Inc.	—	—
BorgWarner Inc.	—	3
Brinker International Inc.	—	1
Brunswick Corp.	—	2
Buckle Inc. (b)	—	—
Buffalo Wild Wings Inc. (a)	—	1
Cable One Inc.	—	1
CalAtlantic Group Inc.	—	1
Caleres Inc.	—	1
Callaway Golf Co.	—	—
Capella Education Co.	—	—
Career Education Corp. (a)	—	—
Carmax Inc. (a)	—	4
Carnival Plc	—	11
Carter's Inc.	—	1
Cato Corp. - Class A	—	—
CBS Corp. - Class B	—	8
Cheesecake Factory Inc.	—	1
Chico's FAS Inc.	—	1
Childrens Place Retail Stores Inc.	—	—
Chipotle Mexican Grill Inc. (a)	—	3
Chuy's Holdings Inc. (a)	—	—
Cinemark Holdings Inc.	—	3
Comcast Corp. - Class A	2	67
Cooper Tire & Rubber Co.	—	1
Cooper-Standard Holding Inc. (a)	—	2
Core-Mark Holding Co. Inc.	—	1
Cracker Barrel Old Country Store Inc. (b)	—	1
Crocs Inc. (a)	—	—
Dana Holding Corp.	—	1
Darden Restaurants Inc.	—	3
Deckers Outdoor Corp. (a)	—	1
Dick's Sporting Goods Inc.	—	2
	Shares/Par[1]	Value
Dillard's Inc. - Class A	—	1
DineEquity Inc.	—	—
Discovery Communications Inc. - Class A (a)	—	3
Discovery Communications Inc. - Class C (a)	—	3
DISH Network Corp. - Class A (a)	—	8
Dollar General Corp.	—	9
Dorman Products Inc. (a)	—	1
DSW Inc. - Class A	—	1
El Pollo Loco Holdings Inc. (a)	—	—
Ethan Allen Interiors Inc.	—	—
EW Scripps Co. - Class A (a)	—	—
Expedia Inc.	—	4
Express Inc. (a)	—	—
Fiesta Restaurant Group Inc. (a)	—	—
Finish Line Inc. - Class A	—	—
Foot Locker Inc.	—	4
Ford Motor Co.	3	35
Fossil Group Inc. (a) (b)	—	—
Francesca's Holdings Corp. (a)	—	—
Fred's Inc. - Class A (b)	—	—
FTD Cos. Inc. (a)	—	—
GameStop Corp. - Class A	—	1
Gannett Co. Inc.	—	1
Gap Inc.	—	5
Garmin Ltd.	—	3
General Motors Co.	1	38
Genesco Inc. (a)	—	—
Gentex Corp.	—	1
Gentherm Inc. (a)	—	—
Genuine Parts Co.	—	10
G-III Apparel Group Ltd. (a)	—	1
Goodyear Tire & Rubber Co.	—	6
Graham Holdings Co.	—	2
Group 1 Automotive Inc.	—	1
Guess Inc.	—	1
H&R Block Inc.	—	2
HanesBrands Inc. (b)	—	3
Harley-Davidson Inc.	—	6
Hasbro Inc.	—	3
Haverty Furniture Cos. Inc.	—	—
Helen of Troy Ltd. (a)	—	1
Hibbett Sports Inc. (a)	—	—
Hilton Worldwide Holdings Inc.	—	7
ILG Inc.	—	1
International Speedway Corp. - Class A	—	1
Interpublic Group of Cos. Inc.	—	5
J.C. Penney Co. Inc. (a) (b)	—	1
Jack in the Box Inc.	—	1
John Wiley & Sons Inc. - Class A	—	1
Kirkland's Inc. (a)	—	—
Kohl's Corp.	—	6
La-Z-Boy Inc.	—	1
Leggett & Platt Inc.	—	4
Lennar Corp. - Class A	—	4
Limited Brands Inc.	—	11
Lithia Motors Inc. - Class A	—	1
LKQ Corp. (a)	—	4
Lowe's Cos. Inc.	—	18
Lumber Liquidators Holdings Inc. (a)	—	—
M/I Homes Inc. (a)	—	1
Macy's Inc.	—	5
Marcus Corp.	—	—
MarineMax Inc. (a)	—	—
Mattel Inc.	—	3
MDC Holdings Inc.	—	—
Meredith Corp.	—	1
Meritage Homes Corp. (a)	—	1
MGM Resorts International	—	7
Michaels Cos. Inc. (a)	—	2
Mohawk Industries Inc. (a)	—	4
Monro Inc.	—	1
Motorcar Parts of America Inc. (a)	—	—
Movado Group Inc.	—	—
Murphy USA Inc. (a)	—	2
Nautilus Inc. (a)	—	—

See accompanying Notes to Financial Statements.

115

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
New Media Investment Group Inc.	—	1
Newell Brands Inc.	1	11
News Corp. - Class A	—	4
News Corp. - Class B	—	2
Nike Inc. - Class B	1	20
Nordstrom Inc.	—	4
Office Depot Inc.	1	2
Omnicom Group Inc.	—	12
O'Reilly Automotive Inc. (a)	—	7
Oxford Industries Inc.	—	1
Papa John's International Inc.	—	1
Perry Ellis International Inc. (a)	—	—
PVH Corp.	—	8
Ralph Lauren Corp. - Class A	—	4
Red Robin Gourmet Burgers Inc. (a)	—	—
Regis Corp. (a)	—	—
Rent-A-Center Inc. (b)	—	—
Ross Stores Inc.	—	7
Royal Caribbean Cruises Ltd.	—	5
Sally Beauty Holdings Inc. (a)	—	2
Scholastic Corp.	—	1
Scripps Networks Interactive Inc. - Class A	—	1
Shoe Carnival Inc.	—	—
Shutterfly Inc. (a)	—	—
Signet Jewelers Ltd.	—	2
Sonic Automotive Inc. - Class A	—	—
Sonic Corp.	—	—
Standard Motor Products Inc.	—	1
Starbucks Corp.	1	21
Steven Madden Ltd. (a)	—	1
Strayer Education Inc.	—	—
Sturm Ruger & Co. Inc.	—	—
Superior Industries International Inc.	—	—
Tailored Brands Inc.	—	—
Tapestry Inc.	—	5
Target Corp.	1	26
Tegna Inc.	—	2
Tempur Sealy International Inc. (a)	—	1
Texas Roadhouse Inc.	—	1
Tiffany & Co.	—	4
Tile Shop Holdings Inc.	—	—
Time Inc.	—	1
Time Warner Inc.	1	51
TJX Cos. Inc.	—	19
Tractor Supply Co.	—	4
TripAdvisor Inc. (a)	—	2
Tupperware Brands Corp.	—	1
Twenty-First Century Fox Inc. - Class A	1	26
Twenty-First Century Fox Inc. - Class B	1	11
Ulta Beauty Inc. (a)	—	3
Under Armour Inc. - Class A (a) (b)	—	2
Under Armour Inc. - Class C (a)	—	2
Unifi Inc. (a)	—	—
Universal Electronics Inc. (a)	—	1
Urban Outfitters Inc. (a)	—	2
Vera Bradley Inc. (a)	—	—
VF Corp.	—	6
Viacom Inc. - Class B	—	8
Vista Outdoor Inc. (a)	—	1
Vitamin Shoppe Inc. (a)	—	—
Walt Disney Co.	1	62
Wendy's Co.	—	1
Whirlpool Corp.	—	9
William Lyon Homes - Class A (a)	—	—
Williams-Sonoma Inc. (b)	—	3
Wolverine World Wide Inc.	—	2
Yum! Brands Inc.	—	11
Zumiez Inc. (a)	—	—
		795
Consumer Staples 10.4%
Altria Group Inc.	1	43
Andersons Inc.	—	—
Archer-Daniels-Midland Co.	1	16
Avon Products Inc. (a)	—	1
	Shares/Par[1]	Value
B&G Foods Inc. (b)	—	1
Bob Evans Farms Inc.	—	—
Boston Beer Co. Inc. - Class A (a)	—	1
Brown-Forman Corp. - Class B	—	3
Cal-Maine Foods Inc. (a)	—	—
Campbell Soup Co.	—	6
Casey's General Stores Inc.	—	3
Church & Dwight Co. Inc.	—	4
Clorox Co.	—	6
Coca-Cola Co.	2	69
Colgate-Palmolive Co.	1	25
ConAgra Brands Inc.	1	11
Costco Wholesale Corp.	1	58
Coty Inc. - Class A	1	6
CVS Health Corp.	1	53
Darling Ingredients Inc. (a)	—	1
Dean Foods Co.	—	1
Dr. Pepper Snapple Group Inc.	—	6
Edgewell Personal Care Co. (a)	—	2
Energizer Holdings Inc.	—	1
Flowers Foods Inc.	—	2
General Mills Inc.	—	16
Hain Celestial Group Inc. (a)	—	2
Hershey Co.	—	5
Hormel Foods Corp.	—	7
Ingredion Inc.	—	4
J&J Snack Foods Corp.	—	—
JM Smucker Co.	—	10
John B. Sanfilippo & Son Inc.	—	—
Kellogg Co.	—	8
Kimberly-Clark Corp.	—	17
Kraft Heinz Foods Co.	1	33
Kroger Co.	1	18
Lancaster Colony Corp.	—	1
McCormick & Co. Inc.	—	4
Molson Coors Brewing Co. - Class B	—	11
Mondelez International Inc. - Class A	1	46
Nu Skin Enterprises Inc. - Class A	—	1
PepsiCo Inc.	1	62
Philip Morris International Inc.	1	59
Post Holdings Inc. (a)	—	4
Procter & Gamble Co.	1	106
Sanderson Farms Inc.	—	1
Seneca Foods Corp. - Class A (a)	—	—
Snyders-Lance Inc.	—	3
SpartanNash Co.	—	1
Supervalu Inc. (a)	—	1
Sysco Corp.	1	21
Tootsie Roll Industries Inc. (b)	—	—
TreeHouse Foods Inc. (a)	—	2
Tyson Foods Inc. - Class A	—	17
United Natural Foods Inc. (a)	—	2
Universal Corp.	—	1
Walgreens Boots Alliance Inc.	1	45
Wal-Mart Stores Inc.	1	104
WD-40 Co.	—	—
		931
Energy 11.6%
Anadarko Petroleum Corp.	1	21
Andeavor Corp.	—	12
Apache Corp.	1	12
Archrock Inc.	—	—
Baker Hughes a GE Co. - Class A	1	10
Bill Barrett Corp. (a)	—	—
Bristow Group Inc.	—	—
Cabot Oil & Gas Corp.	—	5
Callon Petroleum Co. (a)	—	2
CARBO Ceramics Inc. (a) (b)	—	—
Carrizo Oil & Gas Inc. (a)	—	1
Chesapeake Energy Corp. (a) (b)	1	3
Chevron Corp.	2	170
Cimarex Energy Co.	—	6
Cloud Peak Energy Inc. (a)	—	—
CNX Resources Corp. (a)	—	2

See accompanying Notes to Financial Statements.

116

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Concho Resources Inc. (a)	—	16
ConocoPhillips Co.	1	47
CONSOL Energy Inc. (a)	—	—
Core Laboratories NV	—	2
Denbury Resources Inc. (a)	1	1
Devon Energy Corp.	1	16
Diamond Offshore Drilling Inc. (a) (b)	—	1
Dorian LPG Ltd. (a)	—	—
Dril-Quip Inc. (a)	—	1
Energen Corp. (a)	—	4
Ensco Plc - Class A	1	2
EOG Resources Inc.	—	29
EQT Corp.	—	10
Era Group Inc. (a)	—	—
Exterran Corp. (a)	—	1
Exxon Mobil Corp.	3	254
Geospace Technologies Corp. (a)	—	—
Green Plains Renewable Energy Inc.	—	—
Gulf Island Fabrication Inc.	—	—
Gulfport Energy Corp. (a)	—	1
Halliburton Co.	1	31
Helix Energy Solutions Group Inc. (a)	—	1
Helmerich & Payne Inc. (b)	—	5
Hess Corp.	—	6
HollyFrontier Corp.	—	6
Kinder Morgan Inc.	2	25
Marathon Oil Corp.	1	10
Marathon Petroleum Corp.	1	23
Matador Resources Co. (a)	—	1
Matrix Service Co. (a)	—	—
McDermott International Inc. (a)	—	1
Murphy Oil Corp.	—	4
Nabors Industries Ltd.	—	2
National Oilwell Varco Inc.	1	10
Newfield Exploration Co. (a)	—	4
Newpark Resources Inc. (a)	—	—
Noble Corp. Plc (a)	—	1
Noble Energy Inc.	1	10
Occidental Petroleum Corp.	1	41
Oceaneering International Inc.	—	2
Oil States International Inc. (a)	—	1
ONEOK Inc.	1	15
Par Pacific Holdings Inc. (a)	—	—
Patterson-UTI Energy Inc.	—	4
PBF Energy Inc. - Class A	—	3
PDC Energy Inc. (a)	—	3
Phillips 66	1	31
Pioneer Energy Services Corp. (a)	—	—
Pioneer Natural Resources Co.	—	21
QEP Resources Inc. (a)	—	2
Range Resources Corp.	—	3
REX Stores Corp. (a)	—	—
Rowan Cos. Plc - Class A (a)	—	1
Schlumberger Ltd.	1	67
SEACOR Holdings Inc. (a)	—	1
SM Energy Co.	—	2
Southwestern Energy Co. (a)	1	2
SRC Energy Inc. (a)	—	1
Superior Energy Services Inc. (a)	—	1
TechnipFMC Plc	1	10
Tetra Technologies Inc. (a)	—	—
Transocean Ltd. (a)	1	3
Unit Corp. (a)	—	1
US Silica Holdings Inc.	—	2
Valero Energy Corp.	1	29
Williams Cos. Inc.	1	18
World Fuel Services Corp.	—	2
WPX Energy Inc. (a)	1	4
		1,039
Financials 23.7%
Affiliated Managers Group Inc.	—	4
Aflac Inc.	1	25
Alleghany Corp. (a)	—	7
Allstate Corp.	—	14
	Shares/Par[1]	Value
American Equity Investment Life Holding Co.	—	2
American Express Co.	—	21
American Financial Group Inc.	—	5
American International Group Inc.	1	38
Ameriprise Financial Inc.	—	5
Ameris Bancorp	—	—
Amerisafe Inc.	—	1
Aon Plc - Class A	—	10
Arthur J Gallagher & Co.	—	4
Aspen Insurance Holdings Ltd.	—	2
Associated Bancorp	—	3
Assurant Inc.	—	4
Banc of California Inc.	—	—
BancorpSouth Bank	—	1
Bank Mutual Corp.	—	—
Bank of America Corp.	4	107
Bank of Hawaii Corp.	—	1
Bank of New York Mellon Corp. (c)	1	40
Banner Corp.	—	1
BB&T Corp.	1	28
Berkshire Hathaway Inc. - Class B (a)	2	273
BlackRock Inc.	—	19
Boston Private Financial Holdings Inc.	—	1
Brighthouse Financial Inc. (a)	—	4
Brookline Bancorp Inc.	—	1
Brown & Brown Inc.	—	1
Capital One Financial Corp.	1	35
Cathay General Bancorp	—	1
Central Pacific Financial Corp.	—	—
Chemical Financial Corp.	—	3
Chubb Ltd.	1	49
Cincinnati Financial Corp.	—	8
Citigroup Inc.	2	141
Citizens Financial Group Inc.	1	15
City Holdings Co.	—	—
CME Group Inc.	—	12
Columbia Banking System Inc.	—	1
Comerica Inc.	—	5
Commerce Bancshares Inc.	—	2
Community Bank System Inc.	—	2
Cullen/Frost Bankers Inc.	—	2
Customers Bancorp Inc. (a)	—	—
CVB Financial Corp.	—	1
Dime Community Bancshares Inc.	—	—
Discover Financial Services	—	20
Donnelley Financial Solutions Inc. (a)	—	—
eHealth Inc. (a)	—	—
Employer Holdings Inc.	—	1
Encore Capital Group Inc. (a)	—	—
Enova International Inc. (a)	—	—
Everest Re Group Ltd.	—	7
Ezcorp Inc. - Class A (a)	—	—
Fidelity Southern Corp.	—	—
Fifth Third Bancorp	1	15
Financial Engines Inc.	—	1
First American Financial Corp.	—	2
First Bancorp Inc. (a)	—	1
First Commonwealth Financial Corp.	—	—
First Financial Bancorp	—	1
First Financial Bankshares Inc.	—	1
First Horizon National Corp.	—	5
First Midwest Bancorp Inc.	—	2
FNB Corp.	—	3
Franklin Resources Inc.	—	10
Fulton Financial Corp.	—	2
Genworth Financial Inc. - Class A (a)	1	1
Glacier Bancorp Inc.	—	1
Goldman Sachs Group Inc.	—	64
Great Western Bancorp Inc.	—	2
Greenhill & Co. Inc. (b)	—	1
Hancock Holding Co.	—	2
Hanmi Financial Corp.	—	—
Hanover Insurance Group Inc.	—	3
Hartford Financial Services Group Inc.	—	15
HCI Group Inc.	—	—

See accompanying Notes to Financial Statements.

117

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Home Bancshares Inc.	—	1
HomeStreet Inc. (a)	—	—
Hope Bancorp Inc.	—	2
Horace Mann Educators Corp.	—	1
Huntington Bancshares Inc.	1	11
Independent Bank Corp.	—	1
Infinity Property & Casualty Corp.	—	1
International Bancshares Corp.	—	1
INTL FCStone Inc. (a)	—	—
Invesco Ltd.	1	11
Investment Technology Group Inc.	—	—
JPMorgan Chase & Co.	3	266
KeyCorp	1	16
Legg Mason Inc.	—	3
Leucadia National Corp.	—	6
Lincoln National Corp.	—	12
Loews Corp.	—	10
M&T Bank Corp.	—	19
Maiden Holdings Ltd.	—	—
Marsh & McLennan Cos. Inc.	—	13
MB Financial Inc.	—	1
Mercury General Corp.	—	1
MetLife Inc.	1	38
Morgan Stanley	1	52
NASDAQ Inc.	—	3
Navient Corp.	—	3
Navigators Group Inc.	—	1
NBT Bancorp Inc.	—	1
New York Community Bancorp Inc.	1	5
Northern Trust Corp.	—	7
Northfield Bancorp Inc.	—	—
Northwest Bancshares Inc.	—	1
OFG Bancorp	—	—
Old National Bancorp	—	2
Old Republic International Corp.	—	4
Opus Bank (a)	—	—
Oritani Financial Corp.	—	—
PacWest Bancorp	—	5
People's United Financial Inc.	—	5
Pinnacle Financial Partners Inc.	—	1
Piper Jaffray Cos.	—	—
PNC Financial Services Group Inc.	1	49
PRA Group Inc. (a)	—	1
Principal Financial Group Inc.	—	8
ProAssurance Corp.	—	1
Prosperity Bancshares Inc.	—	4
Provident Financial Services Inc.	—	1
Prudential Financial Inc.	1	35
Raymond James Financial Inc.	—	4
Regions Financial Corp.	1	15
Reinsurance Group of America Inc.	—	7
RenaissanceRe Holdings Ltd.	—	2
RLI Corp.	—	1
S&T Bancorp Inc.	—	—
Safety Insurance Group Inc.	—	1
Selective Insurance Group Inc.	—	1
Signature Bank (a)	—	3
Simmons First National Corp. - Class A	—	2
SLM Corp. (a)	—	1
Southside Bancshares Inc.	—	1
State Street Corp.	—	26
Sterling Bancorp	—	1
Stewart Information Services Corp.	—	1
Stifel Financial Corp.	—	3
SunTrust Banks Inc.	1	22
Synchrony Financial	1	20
TCF Financial Corp.	—	3
Tompkins Financial Corp.	—	—
Torchmark Corp.	—	4
Travelers Cos. Inc.	—	27
TrustCo Bank Corp.	—	—
Trustmark Corp.	—	1
U.S. Bancorp	1	61
UMB Financial Corp.	—	2
Umpqua Holdings Corp.	—	3
	Shares/Par[1]	Value
United Bankshares Inc.	—	3
United Community Banks Inc.	—	1
United Fire Group Inc.	—	1
United Insurance Holdings Corp.	—	—
Universal Insurance Holdings Inc.	—	—
Unum Group	—	9
Valley National Bancorp	—	2
Virtus Investment Partners Inc.	—	1
Waddell & Reed Financial Inc. - Class A	—	2
Washington Federal Inc.	—	1
Webster Financial Corp.	—	2
Wells Fargo & Co.	3	193
Westamerica Bancorp	—	1
Willis Towers Watson Plc	—	8
Wintrust Financial Corp.	—	2
WisdomTree Investments Inc.	—	—
World Acceptance Corp. (a)	—	—
WR Berkley Corp.	—	5
XL Group Ltd.	—	6
Zions Bancorp	—	7
		2,118
Health Care 9.4%
Abaxis Inc.	—	—
Acadia HealthCare Co. Inc. (a)	—	2
Aceto Corp.	—	—
Acorda Therapeutics Inc. (a)	—	1
Aetna Inc.	—	21
Alexion Pharmaceuticals Inc. (a)	—	9
Allergan Plc	—	39
Allscripts-Misys Healthcare Solutions Inc. (a)	—	1
Almost Family Inc. (a)	—	—
AMAG Pharmaceuticals Inc. (a)	—	—
AmerisourceBergen Corp.	—	11
Amgen Inc.	—	37
Amphastar Pharmaceuticals Inc. (a)	—	—
Analogic Corp.	—	—
AngioDynamics Inc. (a)	—	—
Anika Therapeutics Inc. (a)	—	—
Anthem Inc.	—	20
Baxter International Inc.	—	10
Biogen Inc. (a)	—	15
Bristol-Myers Squibb Co.	1	27
Cambrex Corp. (a)	—	1
Cardinal Health Inc.	—	14
Community Health Systems Inc. (a)	—	—
Computer Programs & Systems Inc.	—	—
Conmed Corp.	—	—
Cross Country Healthcare Inc. (a)	—	—
CryoLife Inc. (a)	—	—
Cytokinetics Inc. (a)	—	—
Danaher Corp.	1	41
DaVita Inc. (a)	—	8
Dentsply Sirona Inc.	—	11
DepoMed Inc. (a)	—	—
Diplomat Pharmacy Inc. (a)	—	1
Eli Lilly & Co.	—	23
Endo International Plc (a)	—	1
Ensign Group Inc.	—	—
Envision Healthcare Corp. (a)	—	3
Express Scripts Holding Co. (a)	1	30
Gilead Sciences Inc.	1	24
Haemonetics Corp. (a)	—	1
Halyard Health Inc. (a)	—	2
HCA Healthcare Inc. (a)	—	8
HealthStream Inc. (a)	—	—
Henry Schein Inc. (a)	—	8
HMS Holdings Corp. (a)	—	1
Humana Inc.	—	26
Impax Laboratories Inc. (a)	—	—
INC Research Holdings Inc. - Class A (a)	—	2
Integra LifeSciences Holdings Corp. (a)	—	1
Invacare Corp.	—	—
IQVIA Holdings Inc. (a)	—	4
Johnson & Johnson	1	124

See accompanying Notes to Financial Statements.

118

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Kindred Healthcare Inc.	—	1
Laboratory Corp. of America Holdings (a)	—	5
Lannett Co. Inc. (a)	—	—
Lifepoint Health Inc. (a)	—	1
Luminex Corp.	—	—
Magellan Health Services Inc. (a)	—	2
Mallinckrodt Plc (a)	—	2
McKesson Corp.	—	23
Medicines Co. (a)	—	1
MEDNAX Inc. (a)	—	4
Medtronic Plc	1	45
Merck & Co. Inc.	1	70
Meridian Bioscience Inc.	—	—
Molina Healthcare Inc. (a)	—	1
Mylan NV (a)	1	16
Natus Medical Inc. (a)	—	—
NuVasive Inc. (a)	—	1
Owens & Minor Inc.	—	1
Patterson Cos. Inc.	—	2
PerkinElmer Inc.	—	2
Perrigo Co. Plc	—	5
Pfizer Inc.	3	84
Prestige Brands Holdings Inc. (a)	—	—
Progenics Pharmaceuticals Inc. (a)	—	—
Quest Diagnostics Inc.	—	10
Quorum Health Corp. (a)	—	—
Select Medical Holdings Corp. (a)	—	1
Spectrum Pharmaceuticals Inc. (a)	—	—
Steris Plc	—	2
Tactile Systems Technology Inc. (a) (b)	—	—
Tenet Healthcare Corp. (a)	—	—
Thermo Fisher Scientific Inc.	—	15
United Therapeutics Corp. (a)	—	1
Universal Health Services Inc. - Class B	—	7
US Physical Therapy Inc.	—	—
Varex Imaging Corp. (a)	—	—
Varian Medical Systems Inc. (a)	—	3
WellCare Health Plans Inc. (a)	—	3
West Pharmaceutical Services Inc.	—	2
Zimmer Biomet Holdings Inc.	—	8
		845
Industrials 10.4%
AAON Inc.	—	—
AAR Corp.	—	1
ABM Industries Inc.	—	1
Actuant Corp. - Class A	—	1
Acuity Brands Inc.	—	5
AECOM (a)	—	4
Aegion Corp. (a)	—	—
AGCO Corp.	—	3
Alaska Air Group Inc.	—	6
Allegiant Travel Co.	—	1
Allegion Plc	—	2
American Airlines Group Inc.	—	7
Apogee Enterprises Inc.	—	—
Applied Industrial Technologies Inc.	—	2
ArcBest Corp.	—	1
Arconic Inc.	1	8
Astec Industries Inc.	—	1
Atlas Air Worldwide Holdings Inc. (a)	—	1
Avis Budget Group Inc. (a)	—	2
AZZ Inc.	—	1
Brady Corp. - Class A	—	1
Briggs & Stratton Corp.	—	1
C.H. Robinson Worldwide Inc.	—	9
Carlisle Cos. Inc.	—	3
Caterpillar Inc.	—	32
Chart Industries Inc. (a)	—	1
CIRCOR International Inc.	—	1
Clean Harbors Inc. (a)	—	2
Crane Co.	—	2
Cubic Corp.	—	1
Cummins Inc.	—	20
Curtiss-Wright Corp.	—	2
	Shares/Par[1]	Value
Deere & Co.	—	16
Delta Air Lines Inc.	1	26
Deluxe Corp.	—	1
Donaldson Co. Inc.	—	2
Dover Corp.	—	5
Dun & Bradstreet Corp.	—	1
DXP Enterprises Inc. (a)	—	—
Eaton Corp. Plc	1	25
Echo Global Logistics Inc. (a)	—	—
EMCOR Group Inc.	—	3
Emerson Electric Co.	—	19
Encore Wire Corp.	—	1
EnerSys Inc.	—	2
Engility Holdings Inc. (a)	—	—
Equifax Inc.	—	4
ESCO Technologies Inc.	—	—
Essendant Inc.	—	—
Esterline Technologies Corp. (a)	—	2
Expeditors International of Washington Inc.	—	4
Fastenal Co.	—	5
Federal Signal Corp.	—	—
FedEx Corp.	—	19
Flowserve Corp.	—	4
Fluor Corp.	—	5
Fortive Corp.	—	5
Franklin Electric Co. Inc.	—	1
FTI Consulting Inc. (a)	—	1
GATX Corp.	—	2
General Cable Corp.	—	1
General Dynamics Corp.	—	20
General Electric Co.	6	108
Genesee & Wyoming Inc. - Class A (a)	—	4
Gibraltar Industries Inc. (a)	—	1
Granite Construction Inc.	—	1
Greenbrier Cos. Inc.	—	1
Griffon Corp.	—	—
Harris Corp.	—	5
Hawaiian Holdings Inc.	—	1
Heartland Express Inc.	—	—
Heidrick & Struggles International Inc.	—	—
Hillenbrand Inc.	—	1
HNI Corp.	—	1
Honeywell International Inc.	—	35
HUB Group Inc. - Class A (a)	—	1
Hubbell Inc.	—	3
Huntington Ingalls Industries Inc.	—	3
IHS Markit Ltd. (a)	—	12
Ingersoll-Rand Plc	—	9
Insteel Industries Inc.	—	—
ITT Inc.	—	2
Jacobs Engineering Group Inc.	—	6
JB Hunt Transport Services Inc.	—	3
JetBlue Airways Corp. (a)	—	5
Johnson Controls International Plc	1	25
Kaman Corp.	—	1
Kansas City Southern	—	4
KBR Inc.	—	2
Kelly Services Inc. - Class A	—	1
Kennametal Inc.	—	1
Kirby Corp. (a)	—	3
Knight-Swift Transportation Holdings Inc. - Class A	—	2
L3 Technologies Inc.	—	11
Landstar System Inc.	—	1
Lincoln Electric Holdings Inc.	—	2
Lindsay Corp.	—	—
Lockheed Martin Corp.	—	22
LSC Communications Inc.	—	—
Lydall Inc. (a)	—	—
Manpower Inc.	—	6
Marten Transport Ltd.	—	—
Masco Corp.	—	3
Matson Inc.	—	1
Matthews International Corp. - Class A	—	1
Mobile Mini Inc.	—	—
Moog Inc. - Class A (a)	—	1

See accompanying Notes to Financial Statements.

119

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
MSA Safety Inc.	—	1
MSC Industrial Direct Co. - Class A	—	1
Mueller Industries Inc.	—	2
Multi-Color Corp.	—	1
MYR Group Inc. (a)	—	—
National Presto Industries Inc. (b)	—	—
Navigant Consulting Inc. (a)	—	1
Nielsen Holdings Plc	—	9
Norfolk Southern Corp.	—	17
Northrop Grumman Systems Corp.	—	12
NOW Inc. (a)	—	1
Orion Group Holdings Inc. (a)	—	—
Oshkosh Corp.	—	3
PACCAR Inc.	—	18
Parker Hannifin Corp.	—	9
Pentair Plc	—	9
Pitney Bowes Inc.	—	2
Powell Industries Inc.	—	—
Quanex Building Products Corp.	—	—
Quanta Services Inc. (a)	—	4
Raytheon Co.	—	15
Regal-Beloit Corp.	—	2
Republic Services Inc.	—	6
Resources Connection Inc.	—	—
Roadrunner Transportation Systems Inc. (a)	—	—
Robert Half International Inc.	—	2
Rockwell Automation Inc.	—	5
RR Donnelley & Sons Co.	—	—
Ryder System Inc.	—	3
Saia Inc. (a)	—	—
SkyWest Inc.	—	2
Snap-On Inc.	—	7
Southwest Airlines Co.	—	9
SPX Corp. (a)	—	1
SPX Flow Technology USA Inc. (a)	—	1
Standex International Corp.	—	—
Stanley Black & Decker Inc.	—	6
Stericycle Inc. (a)	—	4
Team Inc. (a)	—	—
Tennant Co.	—	1
Terex Corp.	—	2
Tetra Tech Inc.	—	1
Textron Inc.	—	11
Timken Co.	—	1
Titan International Inc.	—	—
Trinity Industries Inc.	—	4
Triumph Group Inc.	—	1
TrueBlue Inc. (a)	—	1
UniFirst Corp.	—	1
Union Pacific Corp.	—	36
United Continental Holdings Inc. (a)	—	12
United Parcel Service Inc. - Class B	—	30
United Technologies Corp.	1	68
Universal Forest Products Inc.	—	1
US Ecology Inc.	—	—
Valmont Industries Inc.	—	1
Verisk Analytics Inc. (a)	—	4
Veritiv Corp. (a)	—	—
Viad Corp.	—	—
Wabash National Corp.	—	—
Wabtec Corp. (b)	—	3
Watsco Inc.	—	2
Watts Water Technologies Inc. - Class A	—	1
Werner Enterprises Inc.	—	1
Woodward Governor Co.	—	1
WW Grainger Inc.	—	9
Xylem Inc.	—	3
		933
Information Technology 6.9%
3D Systems Corp. (a) (b)	—	1
8x8 Inc. (a)	—	—
Accenture Plc - Class A	—	25
ACI Worldwide Inc. (a)	—	1
Acxiom Corp. (a)	—	1
	Shares/Par[1]	Value
ADTRAN Inc.	—	—
Advanced Micro Devices Inc. (a) (b)	1	4
Agilysys Inc. (a)	—	—
Akamai Technologies Inc. (a)	—	5
Alarm.com Holdings Inc. (a)	—	—
Alliance Data Systems Corp.	—	3
Anixter International Inc. (a)	—	2
ARRIS International Plc (a)	—	3
Arrow Electronics Inc. (a)	—	5
Autodesk Inc. (a)	—	6
Avnet Inc.	—	3
Badger Meter Inc.	—	—
Bel Fuse Inc. - Class B	—	—
Belden Inc.	—	1
Benchmark Electronics Inc. (a)	—	1
Blucora Inc. (a)	—	1
CA Inc.	—	7
CACI International Inc. - Class A (a)	—	3
Cardtronics Plc - Class A (a)	—	1
Cars.com Inc. (a)	—	1
Ciena Corp. (a)	—	2
Cisco Systems Inc.	2	73
Citrix Systems Inc. (a)	—	4
CommVault Systems Inc. (a)	—	1
Comtech Telecommunications Corp.	—	—
Convergys Corp.	—	1
Cray Inc. (a)	—	1
Cree Inc. (a)	—	2
CSG Systems International Inc.	—	1
CSRA Inc.	—	4
CTS Corp.	—	—
Cypress Semiconductor Corp.	—	2
Daktronics Inc.	—	—
DHI Group Inc. (a)	—	—
Diebold Nixdorf Inc.	—	1
Digi International Inc. (a)	—	—
Diodes Inc. (a)	—	1
DSP Group Inc. (a)	—	—
DST Systems Inc.	—	2
DXC Technology Co.	—	9
Electronics for Imaging Inc. (a)	—	1
ePlus Inc. (a)	—	—
F5 Networks Inc. (a)	—	3
Fabrinet (a)	—	1
FARO Technologies Inc. (a)	—	—
Fidelity National Information Services Inc.	—	9
First Solar Inc. (a)	—	2
FLIR Systems Inc.	—	1
Harmonic Inc. (a)	—	—
Hewlett Packard Enterprise Co.	1	17
HP Inc.	1	25
Insight Enterprises Inc. (a)	—	1
Intel Corp.	2	67
International Business Machines Corp.	1	95
Itron Inc. (a)	—	1
Juniper Networks Inc.	1	8
Keysight Technologies Inc. (a)	—	3
Knowles Corp. (a)	—	1
Kopin Corp. (a)	—	—
Leidos Holdings Inc.	—	6
Liquidity Services Inc. (a)	—	—
LivePerson Inc. (a)	—	—
Lumentum Holdings Inc. (a) (b)	—	1
Manhattan Associates Inc. (a)	—	1
Mantech International Corp. - Class A	—	1
Methode Electronics Inc.	—	—
MicroStrategy Inc. - Class A (a)	—	1
Monotype Imaging Holdings Inc.	—	—
MTS Systems Corp.	—	1
NCR Corp. (a)	—	3
NetGear Inc. (a)	—	1
NetScout Systems Inc. (a)	—	2
NIC Inc.	—	—
Oclaro Inc. (a) (b)	—	—
Oracle Corp.	1	51

See accompanying Notes to Financial Statements.

120

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
OSI Systems Inc. (a)	—	—
Park Electrochemical Corp.	—	—
Paychex Inc.	—	5
PDF Solutions Inc. (a)	—	—
Perficient Inc. (a)	—	—
Photronics Inc. (a)	—	1
Plantronics Inc.	—	—
Plexus Corp. (a)	—	2
Power Integrations Inc.	—	1
PTC Inc. (a)	—	2
QUALCOMM Inc.	1	44
Sabre Corp.	—	2
Sanmina Corp. (a)	—	2
ScanSource Inc. (a)	—	1
Science Applications International Corp.	—	3
Seagate Technology	—	9
Semtech Corp. (a)	—	1
SolarEdge Technologies Inc. (a)	—	—
Super Micro Computer Inc. (a)	—	1
Sykes Enterprises Inc. (a)	—	1
Symantec Corp.	—	7
Synaptics Inc. (a)	—	1
Synchronoss Technologies Inc. (a)	—	—
SYNNEX Corp.	—	3
Take-Two Interactive Software Inc. (a)	—	3
TE Connectivity Ltd.	—	7
Tech Data Corp. (a)	—	2
Teradata Corp. (a)	—	1
TiVo Corp.	—	1
VASCO Data Security International Inc. (a)	—	—
Veeco Instruments Inc. (a)	—	—
VeriFone Systems Inc. (a)	—	2
ViaSat Inc. (a) (b)	—	2
Viavi Solutions Inc. (a)	—	1
Vishay Intertechnology Inc.	—	1
Western Digital Corp.	—	17
Western Union Co.	—	4
Xerox Corp.	—	4
Xilinx Inc.	—	5
Xperi Corp.	—	1
		618
Materials 4.8%
A. Schulman Inc.	—	1
AdvanSix Inc. (a)	—	—
Air Products & Chemicals Inc.	—	17
AK Steel Holding Corp. (a)	—	1
Albemarle Corp.	—	4
Allegheny Technologies Inc. (a)	—	2
American Vanguard Corp.	—	—
AptarGroup Inc.	—	2
Ashland Global Holdings Inc.	—	3
Balchem Corp.	—	1
Ball Corp.	—	10
Bemis Co. Inc.	—	3
Boise Cascade Co.	—	1
Cabot Corp.	—	3
Calgon Carbon Corp.	—	—
Carpenter Technology Corp.	—	2
Century Aluminum Co. (a)	—	1
CF Industries Holdings Inc.	—	4
Clearwater Paper Corp. (a)	—	—
Commercial Metals Co.	—	2
Compass Minerals International Inc. (b)	—	2
Deltic Timber Corp.	—	—
Domtar Corp.	—	2
DowDuPont Inc.	2	119
Eastman Chemical Co.	—	10
Ecolab Inc.	—	14
Flotek Industries Inc. (a)	—	—
Freeport-McMoRan Inc. - Class B (a)	1	18
FutureFuel Corp.	—	—
Greif Inc. - Class A	—	1
Hawkins Inc.	—	—
Haynes International Inc.	—	—
	Shares/Par[1]	Value
HB Fuller Co.	—	1
Innophos Holdings Inc.	—	1
Innospec Inc.	—	1
International Flavors & Fragrances Inc.	—	4
International Paper Co.	1	17
Kaiser Aluminum Corp.	—	2
KapStone Paper and Packaging Corp.	—	2
LSB Industries Inc. (a)	—	—
LyondellBasell Industries NV - Class A	—	26
Martin Marietta Materials Inc.	—	6
Materion Corp.	—	1
Minerals Technologies Inc.	—	2
Monsanto Co.	—	18
Mosaic Co.	—	6
Myers Industries Inc.	—	—
Neenah Paper Inc.	—	1
NewMarket Corp.	—	2
Newmont Mining Corp.	1	15
Nucor Corp.	—	15
Olin Corp.	—	2
Olympic Steel Inc.	—	—
Owens-Illinois Inc. (a)	—	3
P.H. Glatfelter Co.	—	1
Packaging Corp. of America	—	3
PolyOne Corp.	—	1
PPG Industries Inc.	—	11
Praxair Inc.	—	15
Quaker Chemical Corp.	—	—
Rayonier Advanced Materials Inc.	—	1
Reliance Steel & Aluminum Co.	—	4
RPM International Inc.	—	3
Schweitzer-Mauduit International Inc.	—	—
Scotts Miracle-Gro Co. - Class A	—	1
Sealed Air Corp.	—	4
Sensient Technologies Corp.	—	1
Silgan Holdings Inc.	—	1
Sonoco Products Co.	—	4
Steel Dynamics Inc.	—	8
Stepan Co.	—	1
SunCoke Energy Inc. (a)	—	—
TimkenSteel Corp. (a)	—	—
Tredegar Corp.	—	—
United States Steel Corp.	—	4
Valvoline Inc.	—	2
Vulcan Materials Co.	—	6
WestRock Co.	—	12
Worthington Industries Inc.	—	1
		432
Real Estate 3.6%
Acadia Realty Trust	—	2
Agree Realty Corp.	—	—
Alexander & Baldwin Inc.	—	1
Alexandria Real Estate Equities Inc.	—	4
American Assets Trust Inc.	—	1
American Campus Communities Inc.	—	4
Apartment Investment & Management Co. - Class A	—	3
Apollo Commercial Real Estate Finance Inc.	—	1
Armada Hoffler Properties Inc.	—	—
ARMOUR Residential REIT Inc.	—	1
AvalonBay Communities Inc.	—	10
Boston Properties Inc.	—	8
Camden Property Trust	—	3
Capstead Mortgage Corp.	—	1
CareTrust REIT Inc.	—	—
CBL & Associates Properties Inc. (b)	—	1
Cedar Realty Trust Inc.	—	—
Chatham Lodging Trust	—	1
Chesapeake Lodging Trust	—	1
Community Healthcare Trust Inc.	—	—
CoreCivic Inc.	—	2
Corporate Office Properties Trust	—	1
Cousins Properties Inc.	—	1
Crown Castle International Corp.	—	10
CyrusOne Inc.	—	2

See accompanying Notes to Financial Statements.

121

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
DiamondRock Hospitality Co.	—	2
Digital Realty Trust Inc.	—	6
Douglas Emmett Inc.	—	2
Duke Realty Corp.	—	7
Education Realty Trust Inc.	—	2
EPR Properties	—	3
Equity Residential Properties Inc.	—	17
Essex Property Trust Inc.	—	5
Federal Realty Investment Trust	—	3
Franklin Street Properties Corp.	—	1
Geo Group Inc.	—	1
Getty Realty Corp.	—	—
GGP Inc.	—	6
Government Properties Income Trust	—	2
HCP Inc.	1	9
Healthcare Realty Trust Inc.	—	1
Hersha Hospitality Trust	—	—
Highwoods Properties Inc.	—	2
Hospitality Properties Trust	—	4
Host Hotels & Resorts Inc.	1	11
Independence Realty Trust Inc.	—	—
Invesco Mortgage Capital Inc.	—	2
Iron Mountain Inc.	—	4
JBG Smith Properties	—	2
Jones Lang LaSalle Inc.	—	2
Kilroy Realty Corp.	—	2
Kimco Realty Corp.	1	5
Kite Realty Group Trust	—	1
LaSalle Hotel Properties	—	2
Liberty Property Trust	—	2
Life Storage Inc.	—	1
LTC Properties Inc.	—	1
Macerich Co.	—	5
Mack-Cali Realty Corp.	—	1
Medical Properties Trust Inc.	—	2
Mid-America Apartment Communities Inc.	—	8
National Retail Properties Inc.	—	3
Omega Healthcare Investors Inc.	—	4
Pennsylvania REIT	—	1
Potlatch Corp.	—	1
PS Business Parks Inc.	—	1
Public Storage	—	10
Quality Care Properties Inc. (a)	—	1
Ramco-Gershenson Properties Trust	—	—
Rayonier Inc.	—	1
RE/MAX Holdings Inc. - Class A	—	—
Realty Income Corp.	—	12
Regency Centers Corp.	—	7
Retail Opportunity Investments Corp.	—	1
Sabra Healthcare REIT Inc.	—	3
Saul Centers Inc.	—	—
Senior Housing Properties Trust	—	3
Simon Property Group Inc.	—	20
SL Green Realty Corp.	—	7
Summit Hotel Properties Inc.	—	—
Tanger Factory Outlet Centers Inc. (b)	—	1
Taubman Centers Inc.	—	1
UDR Inc.	—	2
Uniti Group Inc. (b)	—	1
Urban Edge Properties	—	1
Urstadt Biddle Properties Inc. - Class A	—	—
Ventas Inc.	—	15
Vornado Realty Trust	—	3
Washington Prime Group Inc.	—	1
Weingarten Realty Investors	—	2
Welltower Inc.	—	17
Weyerhaeuser Co.	1	19
Whitestone REIT	—	—
		320
Telecommunication Services 3.8%
AT&T Inc.	5	171
ATN International Inc.	—	—
CenturyLink Inc.	1	12
Cincinnati Bell Inc. (a)	—	1
	Shares/Par[1]	Value
Consolidated Communications Holdings Inc.	—	1
Frontier Communications Corp. (b)	—	—
General Communication Inc. - Class A (a)	—	—
Iridium Communications Inc. (a)	—	1
Spok Holdings Inc.	—	—
Telephone & Data Systems Inc.	—	2
Verizon Communications Inc.	3	155
		343
Utilities 5.5%
AES Corp.	1	5
Allete Inc.	—	1
Alliant Energy Corp.	—	7
Ameren Corp.	—	10
American Electric Power Co. Inc.	1	26
American States Water Co.	—	1
American Water Works Co. Inc.	—	5
Aqua America Inc.	—	2
Atmos Energy Corp.	—	7
Avista Corp.	—	2
Black Hills Corp.	—	3
California Water Service Group	—	1
CenterPoint Energy Inc.	1	9
CMS Energy Corp.	—	10
Consolidated Edison Inc.	—	19
Dominion Energy Inc.	1	23
DTE Energy Co.	—	14
Duke Energy Corp.	1	42
Edison International	—	15
El Paso Electric Co.	—	1
Entergy Corp.	—	11
Eversource Energy	—	15
Exelon Corp.	1	27
FirstEnergy Corp.	—	6
Great Plains Energy Inc.	—	5
Hawaiian Electric Industries Inc.	—	3
IDACORP Inc.	—	2
MDU Resources Group Inc.	—	4
National Fuel Gas Co.	—	3
New Jersey Resources Corp.	—	3
NextEra Energy Inc.	—	26
NiSource Inc.	—	6
Northwest Natural Gas Co.	—	1
NorthWestern Corp.	—	2
NRG Energy Inc.	—	3
OGE Energy Corp.	—	5
ONE Gas Inc.	—	2
PG&E Corp.	1	17
Pinnacle West Capital Corp.	—	7
PNM Resources Inc.	—	1
PPL Corp.	1	15
Public Service Enterprise Group Inc.	1	19
SCANA Corp.	—	4
Sempra Energy	—	19
South Jersey Industries Inc.	—	1
Southern Co.	1	35
Southwest Gas Corp.	—	1
Spire Inc.	—	3
UGI Corp.	—	6
Vectren Corp.	—	1
WEC Energy Group Inc.	—	9
Westar Energy Inc.	—	5
WGL Holdings Inc.	—	2
Xcel Energy Inc.	1	18
		490
Total Common Stocks (cost $8,670)		8,864
INVESTMENT COMPANIES 0.6%
iShares S&P 500 Value Index Fund	1	45
iShares S&P Mid-Cap 400 Value ETF	—	4
iShares S&P Small-Cap 600 Value ETF	—	2
Total Investment Companies (cost $51)		51

See accompanying Notes to Financial Statements.

122

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	20	20
Securities Lending Collateral 0.3%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	25	25
Total Short Term Investments (cost $45)		45
Total Investments 100.1% (cost $8,766)		8,960
Other Assets and Liabilities, Net (0.1)%		(12)
Total Net Assets 100.0%		$8,948

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/Mellon Capital Small Cap Index Fund
COMMON STOCKS 99.2%
Consumer Discretionary 15.6%
Abercrombie & Fitch Co. - Class A (a)	199	$3,464
American Axle & Manufacturing Holdings Inc. (b)	296	5,038
American Public Education Inc. (b)	49	1,219
Asbury Automotive Group Inc. (b)	56	3,583
Ascena Retail Group Inc. (b)	493	1,158
Barnes & Noble Education Inc. (b)	115	945
Barnes & Noble Inc.	168	1,125
Belmond Ltd. - Class A (b)	253	3,101
Big 5 Sporting Goods Corp.	59	445
Biglari Holdings Inc. (b)	3	1,261
BJ's Restaurants Inc.	55	1,988
Boyd Gaming Corp.	245	8,603
Buckle Inc. (a)	87	2,057
Caleres Inc.	128	4,302
Callaway Golf Co.	282	3,928
Capella Education Co.	35	2,748
Career Education Corp. (b)	198	2,390
Cato Corp. - Class A	72	1,149
Cavco Industries Inc. (b)	25	3,866
Chico's FAS Inc.	388	3,419
Childrens Place Retail Stores Inc.	53	7,647
Chuy's Holdings Inc. (b)	51	1,424
Cooper-Standard Holding Inc. (b)	48	5,833
Core-Mark Holding Co. Inc.	139	4,388
Crocs Inc. (b)	209	2,646
Dave & Buster's Entertainment Inc. (b)	123	6,797
DineEquity Inc.	54	2,718
Dorman Products Inc. (b)	90	5,528
DSW Inc. - Class A	218	4,661
El Pollo Loco Holdings Inc. (b)	64	633
Ethan Allen Interiors Inc.	74	2,108
EW Scripps Co. - Class A (b)	168	2,621
Express Inc. (b)	237	2,402
Fiesta Restaurant Group Inc. (a) (b)	79	1,497
Finish Line Inc. - Class A	117	1,694
Five Below Inc. (b)	166	10,980
Fossil Group Inc. (a) (b)	127	989
Fox Factory Holding Corp. (b)	112	4,356
Francesca's Holdings Corp. (b)	110	803
Fred's Inc. - Class A (a)	103	418
FTD Cos. Inc. (b)	52	372
Gannett Co. Inc.	341	3,951
Genesco Inc. (b)	60	1,944
Gentherm Inc. (b)	110	3,494
G-III Apparel Group Ltd. (b)	125	4,605
Group 1 Automotive Inc.	59	4,156
Guess Inc.	181	3,059
Haverty Furniture Cos. Inc.	57	1,280
Hibbett Sports Inc. (b)	65	1,324
Installed Building Products Inc. (b)	63	4,772
iRobot Corp. (a) (b)	82	6,328
J.C. Penney Co. Inc. (a) (b)	938	2,965
Kirkland's Inc. (b)	48	576
	Shares/Par[1]	Value
La-Z-Boy Inc.	144	4,498
LCI Industries (a)	74	9,594
LGI Homes Inc. (a) (b)	52	3,890
Lithia Motors Inc. - Class A	71	8,071
Lumber Liquidators Holdings Inc. (a) (b)	83	2,607
M/I Homes Inc. (b)	81	2,773
Marcus Corp.	60	1,644
MarineMax Inc. (b)	71	1,334
Marriott Vacations Worldwide Corp.	71	9,638
MDC Holdings Inc.	134	4,268
Meritage Homes Corp. (b)	113	5,790
Monarch Casino & Resort Inc. (b)	35	1,554
Monro Inc.	98	5,560
Motorcar Parts of America Inc. (b)	58	1,454
Movado Group Inc.	45	1,451
Nautilus Inc. (b)	96	1,286
New Media Investment Group Inc.	162	2,716
NutriSystem Inc.	90	4,731
Ollie's Bargain Outlet Holdings Inc. (b)	146	7,799
Oxford Industries Inc.	51	3,817
Penn National Gaming Inc. (b)	251	7,852
Perry Ellis International Inc. (b)	38	942
PetMed Express Inc.	60	2,736
Red Robin Gourmet Burgers Inc. (b)	39	2,216
Regis Corp. (b)	106	1,622
Rent-A-Center Inc. (a)	166	1,846
RH (a) (b)	56	4,841
Ruth's Hospitality Group Inc.	86	1,855
Scholastic Corp.	84	3,367
Scientific Games Corp. - Class A (b)	157	8,066
Shake Shack Inc. - Class A (a) (b)	53	2,291
Shoe Carnival Inc.	37	980
Shutterfly Inc. (b)	100	4,973
Sleep Number Corp. (b)	119	4,491
Sonic Automotive Inc. - Class A	73	1,351
Sonic Corp.	121	3,325
Standard Motor Products Inc.	62	2,774
Steven Madden Ltd. (b)	159	7,413
Strayer Education Inc.	31	2,776
Sturm Ruger & Co. Inc.	54	2,997
Superior Industries International Inc.	71	1,057
Tailored Brands Inc.	143	3,123
Tile Shop Holdings Inc.	105	1,007
Time Inc.	297	5,476
TopBuild Corp. (b)	106	8,025
Unifi Inc. (b)	51	1,847
Universal Electronics Inc. (b)	42	1,998
Vera Bradley Inc. (b)	59	719
Vista Outdoor Inc. (b)	172	2,507
Vitamin Shoppe Inc. (a) (b)	71	311
William Lyon Homes - Class A (b)	85	2,471
Wingstop Inc.	85	3,301
Winnebago Industries Inc.	86	4,777
Wolverine World Wide Inc.	286	9,113
World Wrestling Entertainment Inc. - Class A (a)	118	3,613
Zumiez Inc. (b)	53	1,095
		368,387
Consumer Staples 2.8%
Andersons Inc.	77	2,400
B&G Foods Inc. (a)	198	6,972
Bob Evans Farms Inc.	59	4,689
Calavo Growers Inc. (a)	48	4,019
Cal-Maine Foods Inc. (b)	89	3,955
Central Garden & Pet Co. (b)	31	1,188
Central Garden & Pet Co. - Class A (b)	104	3,936
Coca-Cola Bottling Co.	14	3,019
Darling Ingredients Inc. (b)	487	8,832
Inter Parfums Inc.	53	2,304
J&J Snack Foods Corp.	45	6,789
John B. Sanfilippo & Son Inc.	27	1,715
Medifast Inc.	31	2,137
Seneca Foods Corp. - Class A (b)	21	638
SpartanNash Co.	109	2,906
Supervalu Inc. (b)	112	2,419

See accompanying Notes to Financial Statements.

123

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Universal Corp.	76	3,971
WD-40 Co.	42	4,957
		66,846
Energy 3.4%
Archrock Inc.	216	2,263
Bill Barrett Corp. (b)	282	1,449
Bristow Group Inc. (a)	93	1,256
CARBO Ceramics Inc. (a) (b)	71	726
Carrizo Oil & Gas Inc. (a) (b)	231	4,921
Cloud Peak Energy Inc. (b)	217	966
CONSOL Energy Inc. (b)	77	3,057
Denbury Resources Inc. (b)	1,215	2,686
Era Group Inc. (b)	62	667
Exterran Corp. (b)	96	3,027
Geospace Technologies Corp. (b)	39	503
Green Plains Renewable Energy Inc.	114	1,919
Gulf Island Fabrication Inc.	44	593
Helix Energy Solutions Group Inc. (b)	419	3,162
Matrix Service Co. (b)	79	1,408
McDermott International Inc. (b)	847	5,573
Newpark Resources Inc. (b)	260	2,238
Noble Corp. Plc (b)	740	3,343
Oil States International Inc. (b)	153	4,322
Par Pacific Holdings Inc. (b)	74	1,431
PDC Energy Inc. (b)	198	10,183
Pioneer Energy Services Corp. (b)	252	770
REX Stores Corp. (b)	17	1,424
SEACOR Holdings Inc. (b)	49	2,244
SRC Energy Inc. (b)	720	6,143
Tetra Technologies Inc. (b)	336	1,434
Unit Corp. (b)	160	3,514
US Silica Holdings Inc. (a)	242	7,881
		79,103
Financials 15.4%
American Equity Investment Life Holding Co.	266	8,181
Ameris Bancorp	111	5,339
Amerisafe Inc.	58	3,577
Banc of California Inc. (a)	124	2,562
Bank Mutual Corp.	127	1,354
Banner Corp.	99	5,459
BofI Holding Inc. (a) (b)	167	4,997
Boston Private Financial Holdings Inc.	251	3,880
Brookline Bancorp Inc.	231	3,628
Central Pacific Financial Corp.	92	2,745
City Holdings Co.	47	3,180
Columbia Banking System Inc.	216	9,398
Community Bank System Inc.	153	8,213
Customers Bancorp Inc. (b)	84	2,186
CVB Financial Corp.	310	7,306
Dime Community Bancshares Inc.	90	1,876
Donnelley Financial Solutions Inc. (b)	98	1,917
eHealth Inc. (b)	50	868
Employer Holdings Inc.	97	4,298
Encore Capital Group Inc. (a) (b)	72	3,011
Enova International Inc. (b)	100	1,521
Evercore Inc. - Class A	116	10,416
Ezcorp Inc. - Class A (b)	156	1,909
Fidelity Southern Corp.	64	1,403
Financial Engines Inc.	188	5,704
First Bancorp Inc. (b)	530	2,704
First Commonwealth Financial Corp.	291	4,170
First Financial Bancorp	186	4,906
First Financial Bankshares Inc. (a)	196	8,824
First Midwest Bancorp Inc.	306	7,352
FirstCash Inc.	141	9,534
Glacier Bancorp Inc.	231	9,094
Great Western Bancorp Inc.	175	6,963
Green Dot Corp. - Class A (b)	137	8,230
Greenhill & Co. Inc. (a)	68	1,326
Hanmi Financial Corp.	98	2,972
HCI Group Inc.	26	763
HomeStreet Inc. (b)	78	2,271
Hope Bancorp Inc.	383	6,995
Horace Mann Educators Corp.	122	5,374
	Shares/Par[1]	Value
Independent Bank Corp.	82	5,717
Infinity Property & Casualty Corp.	33	3,534
INTL FCStone Inc. (b)	45	1,926
Investment Technology Group Inc.	100	1,932
LegacyTexas Financial Group Inc.	126	5,322
LendingTree Inc. (a) (b)	23	7,676
Maiden Holdings Ltd.	207	1,366
Meta Financial Group Inc.	27	2,502
National Bank Holdings Corp. - Class A	81	2,619
Navigators Group Inc.	67	3,262
NBT Bancorp Inc.	130	4,798
NMI Holdings Inc. - Class A (b)	159	2,700
Northfield Bancorp Inc.	141	2,411
Northwest Bancshares Inc.	306	5,116
OFG Bancorp	128	1,201
Old National Bancorp	395	6,892
Opus Bank (b)	52	1,418
Oritani Financial Corp.	114	1,870
Pacific Premier Bancorp Inc. (b)	114	4,547
Piper Jaffray Cos.	43	3,724
PRA Group Inc. (b)	135	4,481
ProAssurance Corp.	158	9,041
Provident Financial Services Inc.	180	4,868
RLI Corp.	116	7,009
S&T Bancorp Inc.	104	4,160
Safety Insurance Group Inc.	46	3,690
Selective Insurance Group Inc.	175	10,274
ServisFirst Bancshares Inc.	134	5,572
Simmons First National Corp. - Class A	118	6,738
Southside Bancshares Inc.	83	2,807
Stewart Information Services Corp.	71	3,024
Third Point Reinsurance Ltd. (b)	265	3,880
Tompkins Financial Corp.	37	3,035
TrustCo Bank Corp.	289	2,663
United Community Banks Inc.	218	6,127
United Fire Group Inc.	64	2,931
United Insurance Holdings Corp.	62	1,071
Universal Insurance Holdings Inc.	95	2,586
Virtus Investment Partners Inc.	22	2,501
Waddell & Reed Financial Inc. - Class A	250	5,592
Walker & Dunlop Inc. (b)	85	4,033
Westamerica Bancorp (a)	79	4,696
WisdomTree Investments Inc.	347	4,354
World Acceptance Corp. (b)	18	1,467
		363,539
Health Care 13.3%
Abaxis Inc.	69	3,395
Aceto Corp.	87	903
Acorda Therapeutics Inc. (b)	141	3,019
Almost Family Inc. (b)	38	2,094
AMAG Pharmaceuticals Inc. (a) (b)	110	1,456
Amedisys Inc. (b)	85	4,479
AMN Healthcare Services Inc. (b)	143	7,042
Amphastar Pharmaceuticals Inc. (b)	104	1,995
Analogic Corp.	38	3,155
AngioDynamics Inc. (b)	112	1,855
ANI Pharmaceuticals Inc. (b)	27	1,751
Anika Therapeutics Inc. (b)	45	2,401
BioTelemetry Inc. (b)	93	2,778
Cambrex Corp. (b)	98	4,688
Cantel Medical Corp.	106	10,939
Chemed Corp.	48	11,654
Community Health Systems Inc. (a) (b)	335	1,428
Computer Programs & Systems Inc. (a)	34	1,009
Conmed Corp.	74	3,785
Corcept Therapeutics Inc. (b)	283	5,108
Corvel Corp. (b)	30	1,562
Cross Country Healthcare Inc. (b)	110	1,408
CryoLife Inc. (b)	101	1,929
Cutera Inc. (b)	42	1,898
Cytokinetics Inc. (b)	147	1,200
DepoMed Inc. (b)	198	1,591
Diplomat Pharmacy Inc. (b)	144	2,900
Eagle Pharmaceuticals Inc. (b)	26	1,386

See accompanying Notes to Financial Statements.

124

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Emergent BioSolutions Inc. (b)	105	4,863
Enanta Pharmaceuticals Inc. (b)	42	2,484
Ensign Group Inc.	144	3,207
Haemonetics Corp. (b)	158	9,164
HealthEquity Inc. (b)	153	7,162
HealthStream Inc. (b)	78	1,802
Heska Corp. (b)	20	1,574
HMS Holdings Corp. (b)	252	4,265
ICU Medical Inc. (b)	45	9,738
Impax Laboratories Inc. (b)	222	3,694
Innoviva Inc. (b)	225	3,188
Inogen Inc. (b)	51	6,041
Integer Holdings Corp. (b)	84	3,804
Integra LifeSciences Holdings Corp. (b)	190	9,078
Invacare Corp.	97	1,631
Kindred Healthcare Inc.	263	2,550
Lannett Co. Inc. (a) (b)	87	2,016
Lantheus Holdings Inc. (b)	86	1,753
LeMaitre Vascular Inc.	46	1,450
LHC Group Inc. (b)	49	3,009
Ligand Pharmaceuticals Inc. (b)	63	8,628
Luminex Corp.	123	2,420
Magellan Health Services Inc. (b)	72	6,931
Medicines Co. (a) (b)	191	5,209
Meridian Bioscience Inc.	123	1,723
Merit Medical Systems Inc. (b)	149	6,456
MiMedx Group Inc. (a) (b)	312	3,934
Momenta Pharmaceuticals Inc. (b)	229	3,192
Myriad Genetics Inc. (b)	207	7,113
Natus Medical Inc. (b)	93	3,561
Nektar Therapeutics (b)	471	28,116
Neogen Corp. (b)	113	9,301
Omnicell Inc. (b)	112	5,418
OraSure Technologies Inc. (b)	178	3,351
Orthofix International NV (b)	55	3,018
Phibro Animal Health Corp. - Class A	57	1,920
Progenics Pharmaceuticals Inc. (b)	205	1,217
Providence Services Corp. (b)	33	1,962
Quality Systems Inc. (b)	137	1,858
Quorum Health Corp. (b)	98	612
Repligen Corp. (b)	112	4,048
Select Medical Holdings Corp. (b)	317	5,599
Spectrum Pharmaceuticals Inc. (b)	268	5,084
Sucampo Pharmaceuticals Inc. - Class A (a) (b)	73	1,307
Supernus Pharmaceuticals Inc. (b)	151	6,029
SurModics Inc. (b)	40	1,114
Tactile Systems Technology Inc. (b)	43	1,246
Tivity Health Inc. (b)	101	3,699
US Physical Therapy Inc.	37	2,651
Varex Imaging Corp. (b)	113	4,547
		312,545
Industrials 19.2%
AAON Inc.	121	4,440
AAR Corp.	97	3,815
ABM Industries Inc.	165	6,238
Actuant Corp. - Class A	178	4,509
Aegion Corp. (b)	96	2,451
Aerojet Rocketdyne Holdings Inc. (b)	227	7,089
Aerovironment Inc. (b)	64	3,596
Alamo Group Inc.	29	3,251
Albany International Corp. - Class A	87	5,318
Allegiant Travel Co.	37	5,790
American Woodmark Corp. (b)	43	5,565
Apogee Enterprises Inc.	86	3,941
Applied Industrial Technologies Inc.	116	7,921
ArcBest Corp.	78	2,794
Astec Industries Inc.	58	3,385
Atlas Air Worldwide Holdings Inc. (b)	76	4,436
Axon Enterprise Inc. (a) (b)	159	4,222
AZZ Inc.	78	4,006
Barnes Group Inc.	148	9,395
Brady Corp. - Class A	142	5,400
Briggs & Stratton Corp.	129	3,277
Chart Industries Inc. (b)	92	4,307
	Shares/Par[1]	Value
CIRCOR International Inc.	50	2,418
Comfort Systems USA Inc.	111	4,862
Cubic Corp.	75	4,396
DXP Enterprises Inc. (b)	47	1,383
Echo Global Logistics Inc. (b)	76	2,140
Encore Wire Corp.	61	2,950
Engility Holdings Inc. (b)	55	1,557
EnPro Industries Inc.	64	5,950
ESCO Technologies Inc.	77	4,665
Essendant Inc.	109	1,012
Exponent Inc.	77	5,470
Federal Signal Corp.	179	3,599
Forrester Research Inc.	30	1,343
Forward Air Corp.	90	5,193
Franklin Electric Co. Inc.	115	5,286
FTI Consulting Inc. (b)	114	4,897
General Cable Corp.	149	4,416
Gibraltar Industries Inc. (b)	95	3,152
Greenbrier Cos. Inc. (a)	85	4,538
Griffon Corp.	88	1,795
Harsco Corp. (b)	241	4,491
Hawaiian Holdings Inc.	157	6,266
Healthcare Services Group Inc.	219	11,562
Heartland Express Inc.	151	3,520
Heidrick & Struggles International Inc.	56	1,377
Hillenbrand Inc.	186	8,333
HUB Group Inc. - Class A (b)	100	4,790
Insperity Inc.	111	6,350
Insteel Industries Inc.	55	1,571
Interface Inc.	184	4,626
John Bean Technologies Corp.	95	10,508
Kaman Corp.	84	4,920
Kelly Services Inc. - Class A	92	2,518
Korn/Ferry International	169	7,007
Lindsay Corp.	32	2,834
LSC Communications Inc.	104	1,572
Lydall Inc. (b)	52	2,644
Marten Transport Ltd.	113	2,292
Matson Inc.	130	3,881
Matthews International Corp. - Class A	96	5,070
Mercury Systems Inc. (b)	146	7,476
Mobile Mini Inc.	132	4,552
Moog Inc. - Class A (b)	98	8,480
Mueller Industries Inc.	172	6,092
Multi-Color Corp.	42	3,119
MYR Group Inc. (b)	52	1,847
National Presto Industries Inc. (a)	15	1,452
Navigant Consulting Inc. (b)	142	2,759
On Assignment Inc. (b)	147	9,449
Orion Group Holdings Inc. (b)	94	733
Patrick Industries Inc. (b)	71	4,956
PGT Innovations Inc. (b)	151	2,543
Powell Industries Inc.	25	730
Proto Labs Inc. (b)	74	7,603
Quanex Building Products Corp.	105	2,453
Raven Industries Inc.	109	3,741
Resources Connection Inc.	87	1,346
Roadrunner Transportation Systems Inc. (b)	98	759
RR Donnelley & Sons Co.	204	1,899
Saia Inc. (b)	76	5,396
Simpson Manufacturing Co. Inc.	125	7,203
SkyWest Inc.	153	8,138
SPX Corp. (b)	127	3,978
SPX Flow Technology USA Inc. (b)	127	6,023
Standex International Corp.	38	3,888
Team Inc. (a) (b)	87	1,292
Tennant Co.	54	3,906
Tetra Tech Inc.	167	8,054
Titan International Inc.	144	1,859
Trex Co. Inc. (b)	87	9,443
Triumph Group Inc.	149	4,049
TrueBlue Inc. (b)	127	3,492
UniFirst Corp.	47	7,697
Universal Forest Products Inc.	183	6,879
US Ecology Inc.	66	3,360

See accompanying Notes to Financial Statements.

125

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Veritiv Corp. (b)	32	934
Viad Corp.	62	3,410
Vicor Corp. (b)	48	1,005
Wabash National Corp.	176	3,827
WageWorks Inc. (b)	120	7,447
Watts Water Technologies Inc. - Class A	83	6,303
		451,872
Information Technology 13.8%
8x8 Inc. (b)	274	3,870
ADTRAN Inc.	144	2,791
Advanced Energy Industries Inc. (b)	120	8,082
Agilysys Inc. (b)	47	581
Alarm.com Holdings Inc. (b)	75	2,818
Anixter International Inc. (b)	88	6,651
Applied Optoelectronics Inc. (a) (b)	58	2,203
Axcelis Technologies Inc. (b)	93	2,684
Badger Meter Inc.	87	4,156
Barracuda Networks Inc. (b)	120	3,301
Bel Fuse Inc. - Class B	32	797
Benchmark Electronics Inc. (b)	149	4,335
Blucora Inc. (b)	136	2,997
Bottomline Technologies Inc. (b)	106	3,665
Brooks Automation Inc.	208	4,961
Cabot Microelectronics Corp.	76	7,104
CACI International Inc. - Class A (b)	73	9,706
CalAmp Corp. (b)	108	2,306
Cardtronics Plc - Class A (b)	138	2,551
CEVA Inc. (b)	66	3,049
Cohu Inc.	85	1,864
Comtech Telecommunications Corp.	74	1,632
Control4 Corp. (b)	59	1,761
Cray Inc. (b)	118	2,852
CSG Systems International Inc.	100	4,397
CTS Corp.	100	2,571
Daktronics Inc.	120	1,100
DHI Group Inc. (b)	163	309
Digi International Inc. (b)	77	733
Diodes Inc. (b)	115	3,310
DSP Group Inc. (b)	64	805
Ebix Inc.	66	5,211
Electro Scientific Industries Inc. (b)	99	2,121
Electronics for Imaging Inc. (b)	139	4,095
ePlus Inc. (b)	42	3,183
ExlService Holdings Inc. (b)	100	6,066
Fabrinet (b)	112	3,203
FARO Technologies Inc. (b)	51	2,396
Harmonic Inc. (b)	252	1,059
II-VI Inc. (b)	166	7,793
Insight Enterprises Inc. (b)	107	4,104
Itron Inc. (b)	103	7,024
Kemet Corp. (b)	148	2,223
Kopin Corp. (a) (b)	176	564
Kulicke & Soffa Industries Inc. (b)	213	5,188
Liquidity Services Inc. (b)	79	384
LivePerson Inc. (b)	165	1,896
Lumentum Holdings Inc. (a) (b)	184	9,012
Mantech International Corp. - Class A	78	3,891
MaxLinear Inc. - Class A (b)	181	4,779
Methode Electronics Inc.	110	4,425
MicroStrategy Inc. - Class A (b)	28	3,727
Monotype Imaging Holdings Inc.	126	3,027
MTS Systems Corp.	53	2,836
Nanometrics Inc. (b)	74	1,854
NetGear Inc. (b)	94	5,542
NIC Inc.	200	3,319
Oclaro Inc. (a) (b)	504	3,395
OSI Systems Inc. (b)	52	3,374
Park Electrochemical Corp.	57	1,121
PDF Solutions Inc. (b)	83	1,304
Perficient Inc. (b)	102	1,953
Photronics Inc. (b)	203	1,728
Plexus Corp. (b)	100	6,085
Power Integrations Inc.	89	6,526
Progress Software Corp.	144	6,131
	Shares/Par[1]	Value
Qualys Inc. (b)	94	5,583
QuinStreet Inc. (b)	103	861
Rambus Inc. (b)	326	4,641
Rogers Corp. (b)	54	8,824
Rudolph Technologies Inc. (b)	96	2,292
Sanmina Corp. (b)	217	7,150
ScanSource Inc. (b)	77	2,751
Semtech Corp. (b)	200	6,848
Shutterstock Inc. (b)	57	2,454
SolarEdge Technologies Inc. (b)	107	4,003
SPS Commerce Inc. (b)	52	2,530
Stamps.com Inc. (b)	48	9,113
Super Micro Computer Inc. (b)	117	2,446
Sykes Enterprises Inc. (b)	121	3,795
Synchronoss Technologies Inc. (b)	132	1,176
TeleTech Holdings Inc.	44	1,779
TiVo Corp.	363	5,669
TTM Technologies Inc. (b)	274	4,289
VASCO Data Security International Inc. (b)	87	1,215
Veeco Instruments Inc. (b)	146	2,173
Viavi Solutions Inc. (b)	678	5,929
Virtusa Corp. (b)	82	3,624
XO Group Inc. (b)	70	1,297
Xperi Corp.	148	3,611
		324,534
Materials 5.3%
A. Schulman Inc.	89	3,310
AdvanSix Inc. (b)	91	3,825
AK Steel Holding Corp. (a) (b)	939	5,317
American Vanguard Corp.	79	1,554
Balchem Corp.	94	7,617
Boise Cascade Co.	115	4,594
Calgon Carbon Corp.	153	3,267
Century Aluminum Co. (b)	154	3,019
Clearwater Paper Corp. (b)	48	2,178
Deltic Timber Corp.	33	2,982
Flotek Industries Inc. (b)	164	764
FutureFuel Corp.	77	1,085
Hawkins Inc.	29	1,013
Haynes International Inc.	38	1,204
HB Fuller Co.	151	8,123
Ingevity Corp. (b)	125	8,787
Innophos Holdings Inc.	59	2,759
Innospec Inc.	72	5,089
Kaiser Aluminum Corp.	50	5,394
KapStone Paper and Packaging Corp.	260	5,904
Koppers Holdings Inc. (b)	63	3,192
Kraton Corp. (b)	93	4,485
LSB Industries Inc. (a) (b)	68	596
Materion Corp.	61	2,959
Myers Industries Inc.	66	1,287
Neenah Paper Inc.	50	4,550
Olympic Steel Inc.	30	651
P.H. Glatfelter Co.	132	2,841
Quaker Chemical Corp.	40	5,989
Rayonier Advanced Materials Inc. (a)	158	3,233
Schweitzer-Mauduit International Inc.	92	4,163
Stepan Co.	59	4,660
SunCoke Energy Inc. (b)	187	2,247
TimkenSteel Corp. (b)	119	1,810
Tredegar Corp.	76	1,467
US Concrete Inc. (a) (b)	47	3,904
		125,819
Real Estate 6.5%
Acadia Realty Trust	253	6,925
Agree Realty Corp.	86	4,400
American Assets Trust Inc.	124	4,732
Apollo Commercial Real Estate Finance Inc. (a)	286	5,282
Armada Hoffler Properties Inc.	137	2,128
ARMOUR Residential REIT Inc. (a)	123	3,152
Capstead Mortgage Corp.	281	2,429
CareTrust REIT Inc.	227	3,800
CBL & Associates Properties Inc. (a)	511	2,892
Cedar Realty Trust Inc.	229	1,392

See accompanying Notes to Financial Statements.

126

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Chatham Lodging Trust	133	3,021
Chesapeake Lodging Trust	180	4,877
Community Healthcare Trust Inc.	51	1,438
DiamondRock Hospitality Co.	597	6,742
Easterly Government Properties Inc.	131	2,801
EastGroup Properties Inc.	103	9,094
Four Corners Property Trust Inc.	183	4,696
Franklin Street Properties Corp.	324	3,476
Getty Realty Corp.	100	2,727
Government Properties Income Trust	296	5,481
Hersha Hospitality Trust	115	1,997
HFF Inc. - Class A	109	5,322
Independence Realty Trust Inc.	247	2,490
Invesco Mortgage Capital Inc.	333	5,933
Kite Realty Group Trust	250	4,904
Lexington Realty Trust	646	6,230
LTC Properties Inc.	118	5,140
National Storage Affiliates Trust	148	4,047
Pennsylvania REIT (a)	204	2,423
PS Business Parks Inc.	59	7,349
Ramco-Gershenson Properties Trust	240	3,531
RE/MAX Holdings Inc. - Class A	53	2,590
Retail Opportunity Investments Corp.	327	6,528
Saul Centers Inc.	37	2,285
Summit Hotel Properties Inc.	312	4,753
Universal Health Realty Income Trust	37	2,744
Urstadt Biddle Properties Inc. - Class A	87	1,885
Whitestone REIT (a)	117	1,692
		153,328
Telecommunication Services 1.2%
ATN International Inc.	33	1,813
Cincinnati Bell Inc. (b)	128	2,671
Cogent Communications Group Inc.	123	5,585
Consolidated Communications Holdings Inc.	193	2,348
Frontier Communications Corp. (a)	235	1,587
General Communication Inc. - Class A (b)	80	3,114
Iridium Communications Inc. (a) (b)	255	3,009
Spok Holdings Inc.	61	961
Vonage Holdings Corp. (b)	617	6,279
		27,367
Utilities 2.7%
Allete Inc.	152	11,333
American States Water Co.	109	6,330
Avista Corp.	193	9,944
California Water Service Group	143	6,489
El Paso Electric Co.	121	6,697
Northwest Natural Gas Co.	85	5,100
South Jersey Industries Inc.	240	7,503
Spire Inc.	145	10,871
		64,267
Total Common Stocks (cost $1,863,508)		2,337,607
SHORT TERM INVESTMENTS 5.0%
Investment Companies 0.4%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	7,775	7,775
Securities Lending Collateral 4.6%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	108,059	108,059
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (e) (f)	550	549
Total Short Term Investments (cost $116,383)		116,383
Total Investments 104.2% (cost $1,979,891)		2,453,990
Other Derivative Instruments (0.0)%		(90)
Other Assets and Liabilities, Net (4.2)%		(98,388)
Total Net Assets 100.0%		$2,355,512

(a)  All or portion of the security was on loan.

(b)  Non-income producing security.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(e)   All or a portion of the security is pledged or segregated as collateral.

Shares/Par[1]	Value

(f)  The coupon rate represents the yield to maturity.

JNL/Mellon Capital International Index Fund
COMMON STOCKS 97.2%
Australia 6.7%
AGL Energy Ltd.	93	$1,762
Alumina Ltd. (a)	315	598
Amcor Ltd.	161	1,936
AMP Ltd.	395	1,598
APA Group	156	1,015
Aristocrat Leisure Ltd.	77	1,434
ASX Ltd.	27	1,144
Aurizon Holdings Ltd.	290	1,123
AusNet Services	261	367
Australia & New Zealand Banking Group Ltd.	400	8,970
Bank of Queensland Ltd.	57	566
Bendigo and Adelaide Bank Ltd.	70	634
BHP Billiton Ltd.	437	10,074
BlueScope Steel Ltd.	79	948
Boral Ltd.	160	974
Brambles Ltd.	214	1,687
Caltex Australia Ltd.	36	948
Challenger Financial Services Group Ltd.	76	837
CIMIC Group Ltd.	14	578
Coca-Cola Amatil Ltd.	85	564
Cochlear Ltd.	8	1,051
Commonwealth Bank of Australia (a)	236	14,790
Computershare Ltd.	61	775
Crown Resorts Ltd.	54	548
CSL Ltd.	62	6,813
Dexus	140	1,067
Domino's Pizza Enterprises Ltd. (a)	8	289
Flight Centre Ltd. (a)	7	229
Fortescue Metals Group Ltd.	214	817
Goodman Group	241	1,589
GPT Group	251	1,002
Harvey Norman Holdings Ltd. (a)	81	264
Healthscope Ltd.	255	418
Incitec Pivot Ltd.	219	667
Insurance Australia Group Ltd.	319	1,806
LendLease Corp. Ltd.	76	968
Macquarie Group Ltd.	44	3,409
Medibank Private Ltd.	375	962
Mirvac Group	507	931
National Australia Bank Ltd.	364	8,412
Newcrest Mining Ltd.	103	1,845
Oil Search Ltd.	189	1,146
Orica Ltd.	52	735
Origin Energy Ltd. (b)	236	1,738
QBE Insurance Group Ltd.	189	1,579
Ramsay Health Care Ltd.	19	1,065
REA Group Ltd.	7	418
Rio Tinto Ltd.	57	3,397
Santos Ltd. (b)	255	1,084
Scentre Group	739	2,420
Seek Ltd.	43	637
Sonic Health Care Ltd.	55	984
South32 Ltd.	710	1,929
Stockland	342	1,198
Suncorp Group Ltd.	179	1,934
Sydney Airport	147	810
Tabcorp Holdings Ltd.	249	1,085
Telstra Corp. Ltd.	577	1,634
TPG Telecom Ltd.	45	231
Transurban Group	285	2,771
Treasury Wine Estates Ltd.	103	1,287
Vicinity Centres	463	985
Wesfarmers Ltd.	154	5,342
Westfield Corp.	272	2,020
Westpac Banking Corp. (a)	462	11,294
Woodside Petroleum Ltd.	115	2,970
Woolworths Group Ltd.	179	3,820
		140,922

See accompanying Notes to Financial Statements.

127

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Austria 0.3%
Andritz AG	11	611
Erste Group Bank AG	42	1,805
OMV AG	20	1,293
Raiffeisen International Bank Holding AG (b)	20	738
Voestalpine AG	15	903
		5,350
Belgium 1.1%
AGEAS	25	1,229
Anheuser-Busch InBev NV	104	11,617
Belgacom SA	20	664
Colruyt SA	8	423
Groupe Bruxelles Lambert SA	11	1,203
KBC Groep NV	35	2,984
Solvay SA	10	1,389
Telenet Group Holding NV (b)	8	545
UCB SA	17	1,387
Umicore SA	26	1,242
		22,683
Denmark 1.8%
A P Moller - Maersk A/S - Class A	1	866
A P Moller - Maersk A/S - Class B	1	1,584
Carlsberg A/S - Class B	14	1,731
Chr Hansen Holding A/S	14	1,274
Coloplast A/S - Class B	16	1,263
Danske Bank A/S	103	4,007
DSV A/S	26	2,022
Genmab A/S (b)	8	1,297
H Lundbeck A/S	9	474
ISS A/S	23	885
Novo Nordisk A/S - Class B	254	13,724
Novozymes A/S - Class B	31	1,745
Orsted A/S	25	1,385
Pandora A/S	14	1,572
TDC A/S	105	647
Tryg A/S	15	372
Vestas Wind Systems A/S	29	2,014
William Demant Holding A/S (b)	18	496
		37,358
Finland 0.9%
Elisa Oyj	19	762
Fortum Oyj	61	1,214
Kone Oyj - Class B	47	2,523
Metso Oyj	17	567
Neste Oil Oyj	17	1,093
Nokia Oyj	793	3,719
Nokian Renkaat Oyj	15	701
Orion Oyj - Class B	14	514
Sampo Oyj - Class A	61	3,337
Stora Enso Oyj - Class R	76	1,206
UPM-Kymmene Oyj	74	2,306
Wartsila Oyj	20	1,292
		19,234
France 9.8%
Accor SA	26	1,321
Aeroports de Paris	4	738
Air Liquide	58	7,356
Alstom SA	20	842
Amundi SA	8	640
Arkema SA	9	1,139
AtoS SE	13	1,906
AXA SA	264	7,860
BioMerieux	5	440
BNP Paribas SA	153	11,440
Bollore SA (b)	1	3
Bollore SA	114	621
Bouygues SA	29	1,484
Bureau Veritas SA	36	990
Capgemini SA	22	2,655
Carrefour SA	79	1,707
Casino Guichard Perrachon SA	8	500
Cie de Saint-Gobain	68	3,748
Cie Generale d'Optique Essilor International SA	28	3,890
	Shares/Par[1]	Value
CNP Assurances SA	25	589
Compagnie Generale des Etablissements Michelin	23	3,334
Credit Agricole SA	158	2,626
Danone SA	82	6,884
Dassault Aviation SA	—	523
Dassault Systemes SA	18	1,897
Edenred	31	888
Eiffage SA	10	1,135
Electricite de France SA	75	943
Engie SA	248	4,273
Eurazeo SA	6	540
Eurofins Scientific SE	1	894
Eutelsat Communications Group SA	23	531
Faurecia	10	747
Fonciere Des Regions	4	496
Gecina SA	6	1,132
Groupe Eurotunnel SE	62	793
Hermes International SCA	4	2,356
Icade SA	4	436
Iliad SA	4	873
Imerys SA	5	501
Ingenico	8	865
Ipsen SA	5	610
JC Decaux SA	11	444
Kering SA	10	4,864
Klepierre	32	1,389
Lagardere SCA	17	557
Legrand SA	36	2,770
L'Oreal SA	34	7,607
LVMH Moet Hennessy Louis Vuitton SE	38	11,217
Natixis	130	1,028
Orange SA	271	4,719
Pernod-Ricard SA	29	4,570
Peugeot SA	78	1,597
Publicis Groupe SA	28	1,921
Remy Cointreau SA	3	460
Renault SA	26	2,652
Rexel SA	39	717
Safran SA	45	4,648
Sanofi SA	155	13,339
Schneider Electric SE (b)	77	6,505
SCOR SE	24	959
SEB SA	3	542
Societe BIC SA	4	399
Societe Generale SA	104	5,401
Sodexo SA	12	1,664
Suez Environnement Co.	50	883
Teleperformance	8	1,136
Thales SA	15	1,584
Total SA	326	18,016
Ubisoft Entertainment SA (b)	8	606
Unibail-Rodamco SE	14	3,486
Valeo SA	33	2,488
Veolia Environnement	66	1,694
Vinci SA	69	7,013
Vivendi SA	140	3,756
Wendel SA	4	640
Zodiac Aerospace	27	807
		205,224
Germany 9.0%
Adidas AG	26	5,158
Allianz SE	61	14,152
Axel Springer SE	6	507
BASF SE	125	13,830
Bayer AG	113	14,106
Bayerische Motoren Werke AG	45	4,697
Beiersdorf AG	14	1,643
Brenntag AG	21	1,355
Commerzbank AG (b)	148	2,226
Continental AG	15	4,046
Covestro AG	16	1,701
Daimler AG	131	11,190
Deutsche Bank AG	281	5,370
Deutsche Boerse AG	26	3,043

See accompanying Notes to Financial Statements.

128

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Deutsche Lufthansa AG	32	1,180
Deutsche Post AG	132	6,319
Deutsche Telekom AG	453	8,078
Deutsche Wohnen SE	49	2,158
Drillisch AG	6	532
E.ON SE	299	3,258
Evonik Industries AG	21	810
Fraport AG Frankfurt Airport Services Worldwide	6	681
Fresenius Medical Care AG & Co. KGaA	30	3,155
Fresenius SE & Co. KGaA	56	4,421
GEA Group AG	25	1,216
Hannover Rueck SE	8	1,048
HeidelbergCement AG	21	2,245
Henkel AG & Co. KGaA	14	1,732
Hochtief AG	3	507
Hugo Boss AG	9	730
Infineon Technologies AG	154	4,231
Innogy SE	18	727
K+S AG	25	635
KION Group AG	9	771
Lanxess AG	13	999
Linde AG (b)	25	5,946
MAN SE	5	598
Merck KGaA	18	1,936
Metro AG (b)	26	531
MTU Aero Engines Holding AG	7	1,275
Muenchener Rueckversicherungs AG	21	4,576
Osram Licht AG	13	1,181
ProSiebenSat.1 Media SE	33	1,140
RTL Group SA (a)	5	415
RWE AG (b)	70	1,427
SAP SE	134	15,084
Siemens AG	104	14,574
Symrise AG	16	1,419
Telefonica Deutschland Holding AG	96	485
ThyssenKrupp AG	59	1,725
Uniper SE	25	792
United Internet AG	17	1,162
Volkswagen AG	4	872
Vonovia SE	65	3,229
Wirecard AG	16	1,795
Zalando SE (b)	15	802
		189,421
Hong Kong 3.3%
AIA Group Ltd.	1,646	14,081
ASM Pacific Technology Ltd.	35	483
Bank of East Asia Ltd.	180	781
BOC Hong Kong Holdings Ltd.	514	2,605
CK Asset Holdings Ltd.	355	3,109
CK Hutchison Holdings Ltd.	367	4,611
CK Infrastructure Holdings Ltd.	88	756
CLP Holdings Ltd.	228	2,331
First Pacific Co. Ltd.	241	164
Galaxy Entertainment Group Ltd.	326	2,614
Hang Lung Group Ltd.	131	483
Hang Lung Properties Ltd.	274	669
Hang Seng Bank Ltd.	106	2,637
Henderson Land Development Co. Ltd.	166	1,093
HK Electric Investments Ltd. (a)	354	325
HKT Trust	493	629
Hong Kong & China Gas Co. Ltd.	1,165	2,282
Hong Kong Exchanges & Clearing Ltd.	158	4,852
Hongkong Land Holdings Ltd.	162	1,144
Hysan Development Co. Ltd.	92	488
Jardine Matheson Holdings Ltd.	30	1,809
Kerry Properties Ltd.	83	372
Kingston Financial Group Ltd.	496	476
Li & Fung Ltd.	754	414
Link REIT	307	2,847
Melco Resorts & Entertainment Ltd. - ADR	33	971
MGM China Holdings Ltd. (a)	140	426
Minth Group Ltd.	90	543
MTR Corp.	204	1,193
New World Development Ltd. (a)	853	1,279
	Shares/Par[1]	Value
NWS Holdings Ltd.	227	410
PCCW Ltd.	622	361
Power Assets Holdings Ltd.	192	1,618
Shangri-La Asia Ltd.	182	414
Sino Land Co.	457	810
SJM Holdings Ltd.	242	217
Sun Hung Kai Properties Ltd.	196	3,275
Swire Pacific Ltd. - Class A	69	634
Swire Properties Ltd.	173	559
Techtronic Industries Co.	189	1,237
WH Group Ltd.	1,111	1,255
Wharf Holdings Ltd.	167	578
Wharf Real Estate Investment Co. Ltd. (b)	167	1,115
Wheelock & Co. Ltd.	108	773
Yue Yuen Industrial Holdings Ltd.	110	434
		70,157
Ireland 0.5%
AIB Group Plc	101	669
Bank of Ireland Group Plc (b)	126	1,076
CRH Plc	114	4,119
James Hardie Industries SE - CDI	60	1,062
Kerry Group Plc - Class A	22	2,469
Paddy Power Betfair Plc	11	1,301
Ryanair Holdings Plc (b)	2	32
		10,728
Israel 0.5%
Azrieli Group	6	352
Bank Hapoalim BM	147	1,083
Bank Leumi Le-Israel BM	198	1,197
Bezeq Israeli Telecommunication Corp. Ltd.	305	473
Check Point Software Technologies Ltd. (b)	18	1,885
Elbit Systems Ltd.	3	461
Frutarom Industries Ltd.	6	529
Israel Chemicals Ltd.	75	303
Mizrahi Tefahot Bank Ltd. (a)	20	376
Nice Ltd.	8	712
Teva Pharmaceutical Industries Ltd. - ADR (a)	127	2,400
		9,771
Italy 2.1%
Assicurazioni Generali SpA	169	3,097
Atlantia SpA	63	1,992
CNH Industrial NV	141	1,898
Davide Campari-Milano SpA	71	553
Enel SpA	1,107	6,823
ENI SpA	346	5,742
EXOR NV	15	917
Ferrari NV	17	1,792
Intesa Sanpaolo SpA	121	386
Intesa Sanpaolo SpA	1,842	6,147
Leonardo SpA	56	664
Luxottica Group SpA	23	1,437
Mediobanca SpA	75	854
Poste Italiane SpA	77	584
Prysmian SpA	29	931
Recordati SpA	14	635
Snam Rete Gas SpA	315	1,543
Telecom Italia SpA	803	576
Telecom Italia SpA (b)	1,578	1,368
Terna Rete Elettrica Nazionale SpA	200	1,165
Unicredit SpA (b)	272	5,089
UnipolSai SpA	124	291
		44,484
Japan 23.5%
ABC-Mart Inc.	5	275
Acom Co. Ltd. (a) (b)	59	248
AEON Co. Ltd.	84	1,424
AEON Financial Service Co. Ltd.	14	334
AEON Mall Co. Ltd.	14	271
Air Water Inc.	22	463
Aisin Seiki Co. Ltd.	24	1,370
Ajinomoto Co. Inc.	73	1,376
Alfresa Holdings Corp.	28	648
All Nippon Airways Co. Ltd.	17	719

See accompanying Notes to Financial Statements.

129

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Alps Electric Co. Ltd.	27	760
Amada Co. Ltd.	50	683
Aozora Bank Ltd.	15	594
Asahi Breweries Ltd.	54	2,664
Asahi Glass Co. Ltd.	28	1,206
Asahi Kasei Corp.	175	2,260
Ashikaga Holdings Co. Ltd.	133	563
Asics Corp.	24	375
Astellas Pharma Inc.	281	3,579
Bandai Namco Holdings Inc.	27	894
Bank of Kyoto Ltd. (a)	9	458
Benesse Holdings Inc.	9	321
Bridgestone Corp.	88	4,105
Brother Industries Ltd.	31	765
Calbee Inc. (a)	11	342
Canon Inc. (a)	145	5,412
Casio Computer Co. Ltd.	25	360
Central Japan Railway Co.	20	3,493
China Bank Ltd.	91	757
Chubu Electric Power Co. Inc.	89	1,105
Chugai Pharmaceutical Co. Ltd.	31	1,583
Chugoku Electric Power Co. Inc.	41	440
Coca-Cola Bottlers Japan Inc.	18	670
Concordia Financial Group Ltd.	171	1,031
Credit Saison Co. Ltd.	23	426
CYBERDYNE Inc. (a) (b)	11	191
Dai Nippon Printing Co. Ltd.	36	803
Daicel Corp.	41	468
Daifuke Co. Ltd.	12	677
Dai-Ichi Life Holdings Inc.	150	3,084
Daiichi Sankyo Co. Ltd.	79	2,049
Daikin Industries Ltd.	34	4,000
Dainippon Sumitomo Pharma Co. Ltd. (a)	20	296
Daito Trust Construction Co. Ltd.	9	1,897
Daiwa House Industry Co. Ltd.	79	3,025
Daiwa House REIT Investment Co.	—	499
Daiwa Securities Group Inc.	215	1,349
Dena Co. Ltd. (a)	15	317
Denso Corp.	65	3,875
Dentsu Inc.	30	1,258
Disco Corp.	4	867
Don Quijote Holdings Co. Ltd.	16	811
East Japan Railway Co.	45	4,385
Eisai Co. Ltd.	37	2,108
Electric Power Development Co. Ltd.	22	580
FamilyMart UNY Holdings Co. Ltd.	11	750
Fanuc Ltd.	26	6,325
Fast Retailing Co. Ltd.	7	2,950
Fuji Electric Holdings Co. Ltd.	82	619
FUJIFILM Holdings Corp.	57	2,334
Fujitsu Ltd.	273	1,943
Fukuoka Financial Group Inc.	114	640
Hachijuni Bank Ltd.	52	296
Hakuhodo DY Holdings Inc.	30	391
Hamamatsu Photonics KK	18	616
Hankyu Hanshin Holdings Inc.	34	1,371
Hikari Tsushin Inc.	3	446
Hino Motors Ltd.	33	431
Hirose Electric Co. Ltd.	4	608
Hisamitsu Pharmaceutical Co. Inc.	9	552
Hitachi Chemical Co. Ltd.	15	397
Hitachi Construction Machinery Co. Ltd.	16	575
Hitachi High-Technologies Corp.	10	426
Hitachi Ltd.	657	5,116
Hitachi Metals Ltd.	32	456
Honda Motor Co. Ltd.	234	8,027
Hoshizaki Corp.	7	657
Hoya Corp.	53	2,632
Hulic Co. Ltd.	44	497
Idemitsu Kosan Co. Ltd.	18	710
IHI Corp.	21	688
Iida Group Holdings Co. Ltd.	22	407
INPEX Corp.	131	1,641
Isetan Mitsukoshi Holdings Ltd.	49	611
Isuzu Motors Ltd.	78	1,308
	Shares/Par[1]	Value
ITOCHU Corp.	203	3,792
J. Front Retailing Co. Ltd.	36	670
Japan Airlines Co. Ltd.	15	599
Japan Airport Terminal Co. Ltd.	7	275
Japan Exchange Group Inc.	69	1,208
Japan Post Bank Co. Ltd.	53	693
Japan Post Holdings Co. Ltd.	207	2,373
Japan Prime Realty Investment Corp.	—	387
Japan Real Estate Investment Corp.	—	821
Japan Retail Fund Investment Corp.	—	692
Japan Tobacco Inc.	149	4,813
JFE Holdings Inc.	70	1,686
JGC Corp.	31	590
JS Group Corp.	37	990
JSR Corp.	29	564
JTEKT Corp.	33	564
JXTG Holdings Inc.	428	2,759
Kajima Corp.	127	1,223
Kakaku.com Inc.	16	274
Kamigumi Co. Ltd.	15	332
Kaneka Corp.	41	375
Kansai Electric Power Co. Inc.	95	1,159
Kansai Paint Co. Ltd.	28	721
Kao Corp.	67	4,545
Kawasaki Heavy Industries Ltd.	20	714
KDDI Corp.	246	6,142
Keihan Holdings Co. Ltd.	12	365
Keikyu Corp.	31	586
Keio Corp.	15	677
Keisei Electric Railway Co. Ltd.	20	652
Keyence Corp.	13	7,392
Kikkoman Corp.	19	777
Kintetsu Corp.	25	951
Kirin Holdings Co. Ltd.	121	3,043
Kobe Steel Ltd. (b)	45	424
Koito Manufacturing Co. Ltd.	16	1,090
Komatsu Ltd.	125	4,542
Konami Corp.	12	666
Konica Minolta Holdings Inc.	64	613
Kose Corp.	5	704
Kubota Corp.	146	2,881
Kuraray Co. Ltd.	49	915
Kurita Water Industries Ltd.	15	481
Kyocera Corp.	45	2,920
kyowa Hakko Kirin Co. Ltd.	34	647
Kyushu Electric Power Co. Inc.	58	608
Kyushu Financial Group Inc.	51	307
Kyushu Railway Co.	22	673
Lawson Inc.	7	492
LINE Corp. (b)	6	223
Lion Corp.	30	565
M3 Inc.	28	975
Mabuchi Motor Co. Ltd.	7	390
Makita Corp.	31	1,292
Marubeni Corp.	222	1,610
Marui Group Co. Ltd.	26	469
Maruichi Steel Tube Ltd.	7	190
Mazda Motor Corp.	81	1,079
McDonald's Holdings Co. Japan Ltd. (a)	10	427
Medipal Holdings Corp.	25	492
MEIJI Holdings Co. Ltd.	17	1,431
Minebea Mitsumi Inc.	53	1,116
MISUMI Group Inc.	38	1,113
Mitsubishi Chemical Holdings Corp.	193	2,119
Mitsubishi Corp.	205	5,680
Mitsubishi Electric Corp.	262	4,363
Mitsubishi Estate Co. Ltd.	169	2,946
Mitsubishi Gas Chemical Co. Inc.	23	670
Mitsubishi Heavy Industries Ltd.	43	1,610
Mitsubishi Materials Corp.	16	584
Mitsubishi Motors Corp.	89	641
Mitsubishi Tanabe Pharma Corp.	30	611
Mitsubishi UFJ Financial Group Inc.	1,641	12,025
Mitsubishi UFJ Lease & Finance Co. Ltd.	66	390
Mitsui & Co. Ltd.	231	3,764

See accompanying Notes to Financial Statements.

130

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Mitsui Chemicals Inc.	24	780
Mitsui Fudosan Co. Ltd.	124	2,781
Mitsui OSK Lines Ltd.	17	563
Mixi Inc.	7	297
Mizuho Financial Group Inc.	3,279	5,950
MS&AD Insurance Group Holdings	66	2,231
Murata Manufacturing Co. Ltd.	26	3,486
Nabtesco Corp.	15	557
Nagoya Railroad Co. Ltd.	24	595
NEC Corp.	36	960
NEC Electronics Corp. (a) (b)	67	777
Nexon Co. Ltd. (b)	26	758
NGK Insulators Ltd.	34	646
NGK Spark Plug Co. Ltd.	22	530
Nidec Corp.	32	4,549
Nikon Corp.	45	903
Nintendo Co. Ltd.	15	5,627
Nippon Building Fund Inc.	—	914
Nippon Electric Glass Co. Ltd.	12	474
Nippon Express Co. Ltd.	11	699
Nippon Meat Packers Inc.	24	584
Nippon Paint Co. Ltd. (a)	22	702
Nippon Prologis REIT Inc.	—	446
Nippon Steel Corp.	106	2,708
Nippon Telegraph & Telephone Corp.	94	4,421
Nippon Yusen KK (b)	24	579
Nissan Chemical Industries Ltd.	16	622
Nissan Motor Co. Ltd.	315	3,137
Nisshin Seifun Group Inc.	29	587
Nissin Foods Holdings Co. Ltd.	9	636
Nitori Co. Ltd.	11	1,527
Nitto Denko Corp.	23	2,037
NOK Corp.	12	278
Nomura Holdings Inc.	491	2,896
Nomura Real Estate Holdings Inc.	16	356
Nomura Real Estate Master Fund Inc.	1	625
Nomura Research Institute Ltd.	17	797
NSK Ltd.	53	828
NTT Data Corp.	87	1,032
NTT DoCoMo Inc.	185	4,380
Obayashi Corp.	89	1,084
Obic Co. Ltd.	10	699
Odakyu Electric Railway Co. Ltd.	40	857
OJI Holdings Corp.	116	772
Olympus Corp.	39	1,505
Omron Corp.	27	1,630
Ono Pharmaceutical Co. Ltd.	57	1,318
Oracle Corp. Japan	5	423
Oriental Land Co. Ltd.	30	2,764
ORIX Corp.	179	3,030
Osaka Gas Co. Ltd.	53	1,017
Otsuka Corp.	8	591
Otsuka Holdings Co. Ltd.	54	2,380
Panasonic Corp.	300	4,388
Park24 Co. Ltd.	14	340
Persol Holdings Co. Ltd.	22	544
Pola Orbis Holdings Inc.	12	404
Rakuten Inc.	124	1,140
Recruit Holdings Co. Ltd.	149	3,712
Resona Holdings Inc.	297	1,775
Ricoh Co. Ltd.	98	908
Rinnai Corp.	5	453
Rohm Co. Ltd.	13	1,439
Ryohin Keikaku Co. Ltd.	3	1,029
Sankyo Co. Ltd.	7	205
Santen Pharmaceutical Co. Ltd.	50	781
SBI Holdings Inc.	26	546
Secom Co. Ltd.	29	2,199
Sega Sammy Holdings Inc.	21	265
Seibu Holdings Inc.	25	475
Seiko Epson Corp.	38	902
Sekisui Chemical Co. Ltd.	56	1,131
Sekisui House Ltd.	83	1,501
Seven & I Holdings Co. Ltd.	102	4,248
Seven Bank Ltd.	87	298
	Shares/Par[1]	Value
Sharp Corp. (a) (b)	20	672
Shimadzu Corp.	34	781
Shimamura Co. Ltd.	3	363
Shimano Inc.	10	1,451
Shimizu Corp.	73	749
Shin-Etsu Chemical Co. Ltd.	53	5,363
Shinsei Bank Ltd.	21	367
Shionogi & Co. Ltd.	41	2,224
Shiseido Co. Ltd.	53	2,537
Shizuoka Bank Ltd.	68	701
Showa Shell Sekiyu KK	27	372
SMC Corp.	8	3,210
SoftBank Group Corp.	112	8,900
Sohgo Security Services Co. Ltd.	11	572
Sompo Holdings Inc.	49	1,893
Sony Corp.	172	7,743
Sony Financial Holdings Inc.	26	456
Stanley Electric Co. Ltd.	19	776
Start Today Co. Ltd.	27	809
Subaru Corp. NPV	83	2,654
Sumco Corp.	30	758
Sumitomo Chemical Co. Ltd.	223	1,603
Sumitomo Corp.	165	2,805
Sumitomo Electric Industries Ltd.	102	1,716
Sumitomo Heavy Industries Ltd.	16	661
Sumitomo Metal Mining Co. Ltd.	35	1,585
Sumitomo Mitsui Financial Group Inc.	183	7,899
Sumitomo Mitsui Trust Holdings Inc.	46	1,821
Sumitomo Realty & Development Co. Ltd.	50	1,628
Sumitomo Rubber Industries Inc.	24	442
Sundrug Co. Ltd.	11	503
Suntory Beverage & Food Ltd.	19	849
Suruga Bank Ltd.	26	548
Suzuken Co. Ltd.	9	380
Suzuki Motor Corp.	48	2,769
Sysmex Corp.	21	1,649
T&D Holdings Inc.	77	1,314
Taiheiyo Cement Corp.	16	674
Taisei Corp.	28	1,384
Taisho Pharmaceutical Holdings Co. Ltd.	4	327
Taiyo Nippon Sanso Corp.	16	218
Takashimaya Co. Ltd.	44	464
Takeda Pharmaceutical Co. Ltd.	97	5,496
TDK Corp.	18	1,430
Teijin Ltd.	28	613
Terumo Corp.	45	2,121
THK Co. Ltd.	15	579
Tobu Railway Co. Ltd.	25	821
Toho Co. Ltd.	17	583
Toho Gas Co. Ltd.	11	307
Tohoku Electric Power Co. Inc.	62	789
Tokio Marine Holdings Inc.	92	4,192
Tokyo Electric Power Co. Holdings Inc. (b)	197	780
Tokyo Electron Ltd.	21	3,836
Tokyo Gas Co. Ltd.	53	1,204
Tokyo Tatemono Co. Ltd.	30	408
Tokyu Corp.	73	1,169
Tokyu Fudosan Holdings Corp	75	544
Toppan Printing Co. Ltd.	69	625
Toray Industries Inc.	198	1,868
Toshiba Corp. (b)	849	2,403
Tosoh Corp.	41	921
TOTO Ltd.	19	1,099
Toyo Seikan Group Holdings Ltd.	24	384
Toyo Suisan Kaisha Ltd.	13	556
Toyoda Gosei Co. Ltd.	9	239
Toyota Industries Corp.	23	1,447
Toyota Motor Corp.	356	22,783
Toyota Tsusho Corp.	29	1,168
Trend Micro Inc.	16	930
Tsuruha Holdings Inc.	5	654
Unicharm Corp.	54	1,406
United Urban Investment Corp.	—	590
USS Co. Ltd.	29	604
West Japan Railway Co.	22	1,615

See accompanying Notes to Financial Statements.

131

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Yahoo! Japan Corp. (a)	196	896
Yakult Honsha Co. Ltd.	12	883
Yamada Denki Co. Ltd. (a)	92	509
Yamaguchi Financial Group Inc.	29	344
Yamaha Corp.	23	843
Yamaha Motor Co. Ltd.	39	1,267
Yamato Holdings Co. Ltd.	48	970
Yamazaki Baking Co. Ltd.	19	378
Yaskawa Electric Corp.	35	1,539
Yokogawa Electric Corp.	34	643
Yokohama Rubber Co. Ltd.	15	368
		494,477
Jersey 0.1%
Randgold Resources Ltd.	13	1,257
Luxembourg 0.3%
ArcelorMittal (b)	92	3,005
Millicom International Cellular SA - SDR	9	584
SES SA - FDR	51	805
Tenaris SA	65	1,032
		5,426
Macau 0.1%
Sands China Ltd.	335	1,729
Wynn Macau Ltd.	231	731
		2,460
Malta 0.0%
BGP Holdings Plc (c)	479	8
Netherlands 5.6%
ABN AMRO Group NV - CVA	57	1,841
Aegon NV	250	1,598
Airbus SE	79	7,882
Akzo Nobel NV (a)	34	3,022
Altice NV (a) (b)	63	665
ASML Holding NV	53	9,164
Heineken Holding NV	15	1,530
Heineken NV	36	3,778
ING Groep NV	529	9,738
Koninklijke Ahold NV	174	3,829
Koninklijke Boskalis Westminster NV	12	434
Koninklijke KPN NV	461	1,608
Koninklijke Philips Electronics NV	126	4,782
Koninklijke Philips NV	25	2,412
Koninklijke Vopak NV	10	458
NN Group NV	44	1,918
NXP Semiconductors NV (b)	47	5,508
Randstad Holding NV	16	1,002
Reed Elsevier NV	134	3,093
Royal Dutch Shell Plc - Class A	624	20,967
Royal Dutch Shell Plc - Class B	511	17,360
Unilever NV - CVA	222	12,506
Wolters Kluwer NV	42	2,186
		117,281
New Zealand 0.2%
Auckland International Airport Ltd.	123	566
Fisher & Paykel Healthcare Corp.	71	724
Fletcher Building Ltd.	102	550
Mercury NZ Ltd.	104	248
Meridian Energy Ltd.	180	373
Ryman Healthcare Ltd.	61	457
Spark New Zealand Ltd.	245	632
		3,550
Norway 0.6%
DNB Bank ASA	136	2,524
Gjensidige Forsikring ASA	30	560
Marine Harvest ASA	53	898
Norsk Hydro ASA	186	1,415
Orkla ASA	112	1,189
Schibsted ASA - Class B	11	285
Statoil ASA (a)	157	3,359
Telenor ASA	104	2,237
Yara International ASA	24	1,117
		13,584
	Shares/Par[1]	Value
Portugal 0.1%
Banco Espirito Santo SA (b) (c)	413	—
Energias de Portugal SA	328	1,137
Galp Energia SGPS SA	69	1,267
Jeronimo Martins SGPS SA	33	650
		3,054
Singapore 1.3%
Ascendas REIT	337	687
Capitaland Commercial Trust	354	511
CapitaLand Ltd.	351	926
CapitaMall Trust	365	582
City Developments Ltd.	54	505
ComfortDelgro Corp. Ltd.	318	471
DBS Group Holdings Ltd.	242	4,493
Genting Singapore Plc	791	775
Global Logistic Properties Ltd.	364	917
Golden Agri-Resources Ltd.	877	243
Hutchison Port Holdings Trust	763	317
Jardine Cycle & Carriage Ltd.	15	446
Keppel Corp. Ltd.	200	1,100
Oversea-Chinese Banking Corp. Ltd.	427	3,955
SembCorp Industries Ltd.	144	326
Singapore Airlines Ltd.	80	639
Singapore Airport Terminal Services Ltd.	99	384
Singapore Exchange Ltd.	105	584
Singapore Press Holdings Ltd.	236	467
Singapore Technologies Engineering Ltd.	231	564
Singapore Telecommunications Ltd.	1,106	2,952
StarHub Ltd.	90	193
Suntec REIT	317	510
United Overseas Bank Ltd.	179	3,535
UOL Group Ltd.	71	469
Wilmar International Ltd.	209	482
Yangzijiang Shipbuilding Holdings Ltd.	285	313
		27,346
Spain 3.1%
Abertis Infraestructuras SA - Class A	96	2,141
ACS Actividades de Construccion y Servicios SA	34	1,349
Aena SME SA	9	1,899
Amadeus IT Group SA	60	4,306
Banco Bilbao Vizcaya Argentaria SA	908	7,773
Banco de Sabadell SA	736	1,463
Banco Santander SA	2,203	14,507
Bankia SA	138	660
Bankinter SA	93	880
CaixaBank SA	499	2,332
Enagas SA	31	889
Endesa SA	44	940
Ferrovial SA	68	1,557
Gas Natural SDG SA	48	1,118
Grifols SA - Class A	41	1,201
Iberdrola SA	780	6,058
Inditex SA	148	5,180
Mapfre SA	160	514
Red Electrica Corp. SA	58	1,309
Repsol SA	167	2,954
Siemens Gamesa Renewable Energy SA	32	439
Telefonica SA	617	6,036
		65,505
Sweden 2.6%
Alfa Laval AB	40	956
Assa Abloy AB - Class B	139	2,903
Atlas Copco AB - Class A	91	3,945
Atlas Copco AB - Class B	53	2,024
Boliden AB	37	1,251
Electrolux AB - Class B	33	1,063
Essity AB - Class B (b)	84	2,402
Getinge AB - Class B	29	428
Hennes & Mauritz AB - Class B (a)	129	2,659
Hexagon AB - Class B	36	1,798
Husqvarna AB - Class B	54	511
ICA Gruppen AB	12	433
Industrivarden AB - Class C	24	597

See accompanying Notes to Financial Statements.

132

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Investor AB - Class B	62	2,819
Kinnevik AB - Class B	33	1,107
L E Lundbergforetagen AB - Series B	6	417
Lundin Petroleum AB (b)	28	636
Nordea Bank AB	413	5,010
Sandvik AB	157	2,752
Securitas AB - Class B	42	732
Skandinaviska Enskilda Banken AB - Class A	211	2,482
Skanska AB - Class B	48	996
SKF AB - Class B	53	1,182
Svenska Handelsbanken AB - Class A	207	2,837
Swedbank AB - Class A	123	2,969
Swedish Match AB	26	1,018
Tele2 AB - Class B	49	597
Telefonaktiebolaget LM Ericsson - Class B	426	2,813
Telia Co. AB	360	1,606
Volvo AB - Class B	211	3,936
		54,879
Switzerland 8.3%
ABB Ltd.	253	6,794
Adecco Group AG	22	1,715
Baloise Holding AG	7	1,099
Barry Callebaut AG	—	680
Cie Financiere Richemont SA	71	6,440
Clariant AG (b)	29	824
Credit Suisse Group AG	330	5,913
Dufry AG (b)	5	684
EMS-Chemie Holding AG	1	718
Geberit AG	5	2,265
Givaudan SA	1	2,966
Glencore Plc	1,666	8,775
Julius Baer Group Ltd.	31	1,891
Kuehne & Nagel International AG	7	1,281
LafargeHolcim Ltd.	62	3,486
Lindt & Spruengli AG	—	1,012
Lonza Group AG	10	2,797
Nestle SA	425	36,537
Novartis AG	303	25,623
Pargesa Holding SA	5	429
Partners Group Holding AG (a)	2	1,596
Roche Holding AG	96	24,258
Schindler Holding AG	3	676
SGS SA	1	1,978
Sika AG	—	2,374
Sonova Holding AG	7	1,125
STMicroelectronics NV	86	1,878
Straumann Holding AG	1	938
Swatch Group AG	7	553
Swatch Group AG	4	1,698
Swiss Life Holding AG	5	1,630
Swiss Prime Site AG	10	901
Swiss Re AG	44	4,123
Swisscom AG	4	1,910
UBS Group AG	498	9,179
Vifor Pharma AG	6	823
Zurich Insurance Group AG	21	6,265
		173,834
United Kingdom 15.3%
3i Group Plc	131	1,621
Admiral Group Plc	27	730
Anglo American Plc	185	3,886
Antofagasta Plc	52	711
Ashtead Group Plc	67	1,815
Associated British Foods Plc	49	1,885
AstraZeneca Plc	172	11,949
Auto Trader Group Plc	127	603
Aviva Plc	552	3,782
Babcock International Group Plc	33	310
BAE Systems Plc	432	3,352
Barclays Plc	2,317	6,362
Barratt Developments Plc	139	1,217
Berkeley Group Holdings Plc	18	1,018
BHP Billiton Plc	287	5,919
BP Plc	2,684	18,984
	Shares/Par[1]	Value
British American Tobacco Plc	314	21,284
British Land Co. Plc	135	1,261
BT Group Plc	1,150	4,223
Bunzl Plc	45	1,258
Burberry Group Plc	59	1,421
Capita Group Plc	90	486
Carnival Plc	25	1,670
Centrica Plc	761	1,414
Cobham Plc (b)	321	549
Coca-Cola European Partners Plc	29	1,160
Coca-Cola HBC AG	25	809
Compass Group Plc	215	4,648
ConvaTec Group Plc	158	439
Croda International Plc	18	1,072
DCC Plc	12	1,257
Diageo Plc	343	12,638
Direct Line Insurance Group Plc	188	970
easyJet Plc	21	407
Experian Plc	127	2,810
Ferguson Plc	35	2,531
Fiat Chrysler Automobiles NV (b)	148	2,659
Fresnillo Plc	33	632
G4S Plc	211	764
GKN Plc	235	1,013
GlaxoSmithKline Plc	670	11,966
Hammerson Plc	107	789
Hargreaves Lansdown Plc	34	830
HSBC Holdings Plc	2,736	28,378
IMI Plc	35	631
Imperial Brands Plc	130	5,580
InterContinental Hotels Group Plc	24	1,537
International Consolidated Airlines Group SA	87	756
Intertek Group Plc	22	1,525
Investec Plc	85	617
ITV Plc	499	1,118
J Sainsbury Plc	216	704
John Wood Group Plc	82	717
Johnson Matthey Plc	26	1,101
Kingfisher Plc	295	1,348
Land Securities Group Plc	102	1,391
Legal & General Group Plc	828	3,059
Lloyds Banking Group Plc	9,774	9,010
London Stock Exchange Group Plc	42	2,166
Marks & Spencer Group Plc	222	945
Mediclinic International Plc	55	479
Meggitt Plc	101	659
Merlin Entertainments Plc	93	454
Micro Focus International Plc	59	2,027
Mondi Plc	49	1,282
National Grid Plc	468	5,532
Next Plc	20	1,233
Old Mutual Plc	683	2,140
Pearson Plc	112	1,118
Persimmon Plc	42	1,574
Prudential Plc (d)	352	9,077
Reckitt Benckiser Group Plc	91	8,507
Relx Plc	145	3,414
Rio Tinto Plc	168	8,957
Rolls-Royce Holdings Plc	230	2,631
Royal Bank of Scotland Group Plc (b)	491	1,849
Royal Mail Plc	117	713
RSA Insurance Group Plc	145	1,237
Sage Group Plc	145	1,561
Schroders Plc	18	834
Segro Plc	136	1,081
Severn Trent Plc	32	942
Shire Plc	124	6,521
Sky Plc (b)	143	1,954
Smith & Nephew Plc	121	2,112
Smiths Group Plc	55	1,098
SSE Plc	137	2,438
St. James's Place Plc	75	1,240
Standard Chartered Plc (b)	447	4,712
Standard Life Aberdeen Plc	372	2,195
Taylor Wimpey Plc	451	1,260

See accompanying Notes to Financial Statements.

133

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Tesco Plc	1,136	3,214
Travis Perkins Plc	33	690
TUI AG	61	1,264
Unilever Plc	172	9,617
United Utilities Group Plc	96	1,071
Vodafone Group Plc	3,628	11,547
Weir Group Plc	29	835
Whitbread Plc	25	1,368
WM Morrison Supermarkets Plc	304	902
Worldpay Group Plc	276	1,587
WPP Plc	173	3,134
		321,747
United States of America 0.1%
AerCap Holdings NV (b)	21	1,079
Jardine Strategic Holdings Ltd.	31	1,212
Qiagen NV (b)	28	896
		3,187
Total Common Stocks (cost $1,672,222)		2,042,927
PREFERRED STOCKS 0.6%
Germany 0.5%
Bayerische Motoren Werke AG	7	637
Fuchs Petrolub SE	10	543
Henkel AG & Co. KGaA (e)	24	3,204
Porsche Automobil Holding SE (e)	20	1,714
Schaeffler AG	24	432
Volkswagen AG (e)	25	5,038
		11,568
Switzerland 0.1%
Lindt & Spruengli AG (e)	—	823
Schindler Holding AG (e)	6	1,328
		2,151
Total Preferred Stocks (cost $10,896)		13,719
RIGHTS 0.0%
Spain 0.0%
Repsol SA (b)	167	76
Total Rights (cost $76)		76
SHORT TERM INVESTMENTS 2.6%
Investment Companies 1.7%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (f)	36,310	36,310
Securities Lending Collateral 0.8%
Securities Lending Cash Collateral Fund LLC, 1.30% (d) (f)	15,355	15,355
Treasury Securities 0.1%
U.S. Treasury Bill
1.30%, 03/08/18 (g) (h)	2,180	2,175
Total Short Term Investments (cost $53,840)		53,840
Total Investments 100.4% (cost $1,737,034)		2,110,562
Other Derivative Instruments 0.0%		463
Other Assets and Liabilities, Net (0.4)%		(9,204)
Total Net Assets 100.0%		$2,101,821

(a)  All or portion of the security was on loan.

(b)  Non-income producing security.

(c)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   Investment in affiliate.

(e)  Convertible security.

(f)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(g)   All or a portion of the security is pledged or segregated as collateral.

(h)   The coupon rate represents the yield to maturity.

JNL/Mellon Capital MSCI KLD 400 Social Index Fund
COMMON STOCKS 99.7%
Consumer Discretionary 11.7%
ARAMARK Corp.	—	$15
	Shares/Par[1]	Value
Autoliv Inc.	—	15
AutoNation Inc. (a) (b)	—	4
Best Buy Co. Inc.	—	26
BorgWarner Inc.	—	15
Buckle Inc. (b)	—	1
Caleres Inc.	—	3
Callaway Golf Co.	—	2
Carmax Inc. (a)	—	16
Choice Hotels International Inc.	—	4
Columbia Sportswear Co.	—	3
Darden Restaurants Inc.	—	18
Deckers Outdoor Corp. (a)	—	4
Discovery Communications Inc. - Class A (a) (b)	—	4
Discovery Communications Inc. - Class C (a)	—	7
Domino's Pizza Inc.	—	13
Ethan Allen Interiors Inc.	—	1
Foot Locker Inc.	—	9
GameStop Corp. - Class A	—	2
Gap Inc.	—	11
Garmin Ltd.	—	10
HanesBrands Inc. (b)	1	11
Harley-Davidson Inc. (b)	—	12
Hasbro Inc.	—	15
Hilton Worldwide Holdings Inc.	—	21
Jack in the Box Inc.	—	4
John Wiley & Sons Inc. - Class A	—	4
Kohl's Corp.	—	14
La-Z-Boy Inc.	—	2
Liberty Global Plc - Class A (a)	—	1
Liberty Global Plc - Class A (a)	—	11
Liberty Global Plc - Class C (a)	—	3
Liberty Global Plc - Class C (a)	1	26
LKQ Corp. (a)	1	17
Lowe's Cos. Inc.	1	111
Marriott International Inc. - Class A	1	61
Mattel Inc. (b)	1	8
McDonald's Corp.	1	198
Meritage Homes Corp. (a)	—	3
Michael Kors Holdings Ltd. (a)	—	13
Mohawk Industries Inc. (a)	—	24
Netflix Inc. (a)	1	118
New York Times Co. - Class A	—	3
Newell Brands Inc.	1	21
Nike Inc. - Class B	2	117
Nordstrom Inc.	—	9
NutriSystem Inc.	—	2
Office Depot Inc.	1	3
Pier 1 Imports Inc.	—	—
Pool Corp.	—	7
Priceline Group Inc. (a)	—	122
PVH Corp.	—	15
Royal Caribbean Cruises Ltd.	—	28
Scholastic Corp.	—	2
Scripps Networks Interactive Inc. - Class A	—	11
Shutterfly Inc. (a)	—	3
Signet Jewelers Ltd.	—	5
Starbucks Corp.	2	118
Tesla Inc. (a) (b)	—	59
Tiffany & Co.	—	18
Time Warner Inc.	1	102
Tractor Supply Co.	—	14
Tupperware Brands Corp.	—	5
Ulta Beauty Inc. (a)	—	18
Under Armour Inc. - Class A (a) (b)	—	4
Under Armour Inc. - Class C (a)	—	3
Vail Resorts Inc.	—	13
VF Corp.	1	35
Walt Disney Co.	2	236
Whirlpool Corp.	—	18
Wolverine World Wide Inc.	—	4
		1,855
Consumer Staples 7.9%
Archer-Daniels-Midland Co.	1	31
Avon Products Inc. (a)	1	1

See accompanying Notes to Financial Statements.

134

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Bunge Ltd.	—	13
Campbell Soup Co.	—	12
Clorox Co.	—	26
Coca-Cola Co.	6	264
Colgate-Palmolive Co.	1	89
Darling Ingredients Inc. (a)	—	4
Dr. Pepper Snapple Group Inc.	—	24
Estee Lauder Cos. Inc. - Class A	—	41
General Mills Inc.	1	49
Hain Celestial Group Inc. (a)	—	5
Hormel Foods Corp.	1	15
Ingredion Inc.	—	14
JM Smucker Co.	—	21
Kellogg Co.	—	24
Kimberly-Clark Corp.	1	60
Kraft Heinz Foods Co.	1	67
McCormick & Co. Inc.	—	17
Mondelez International Inc. - Class A	2	91
Procter & Gamble Co.	4	333
Sysco Corp.	1	44
United Natural Foods Inc. (a)	—	4
		1,249
Energy 4.5%
Apache Corp.	1	23
Baker Hughes a GE Co. - Class A	1	19
Clean Energy Fuels Corp. (a)	—	—
ConocoPhillips Co.	2	94
Core Laboratories NV	—	7
Denbury Resources Inc. (a)	1	1
Devon Energy Corp.	1	28
Energen Corp. (a)	—	9
EQT Corp.	—	20
Hess Corp.	1	19
Marathon Oil Corp.	1	20
Marathon Petroleum Corp.	1	48
National Oilwell Varco Inc.	1	19
Newfield Exploration Co. (a)	—	9
Noble Energy Inc.	1	20
Occidental Petroleum Corp.	1	79
ONEOK Inc.	1	29
Phillips 66	1	62
Pioneer Natural Resources Co.	—	42
QEP Resources Inc. (a)	—	3
Schlumberger Ltd.	2	133
Southwestern Energy Co. (a)	1	4
TechnipFMC Plc	1	19
		707
Financials 10.4%
Aflac Inc.	1	50
Allstate Corp.	1	54
Ally Financial Inc.	1	18
American Express Co.	1	106
Ameriprise Financial Inc.	—	37
Bank of Hawaii Corp.	—	5
Bank of New York Mellon Corp. (c)	2	78
BlackRock Inc.	—	88
Cathay General Bancorp	—	5
Charles Schwab Corp.	2	87
Chubb Ltd.	1	96
CIT Group Inc.	—	10
Citizens Financial Group Inc.	1	31
CME Group Inc.	1	70
Comerica Inc.	—	21
FactSet Research Systems Inc.	—	10
Franklin Resources Inc.	1	20
Hartford Financial Services Group Inc.	1	29
Heartland Financial USA Inc.	—	2
International Bancshares Corp.	—	4
Invesco Ltd.	1	21
KeyCorp	2	31
Legg Mason Inc.	—	5
Loews Corp.	1	20
M&T Bank Corp.	—	33
Marsh & McLennan Cos. Inc.	1	59
	Shares/Par[1]	Value
Moody's Corp.	—	37
New York Community Bancorp Inc.	1	9
Northern Trust Corp.	—	31
Old National Bancorp	—	3
People's United Financial Inc.	1	9
PNC Financial Services Group Inc.	1	97
Principal Financial Group Inc.	1	29
Progressive Corp.	1	47
Prudential Financial Inc.	1	69
Regions Financial Corp.	2	30
S&P Global Inc.	—	61
Signature Bank (a)	—	10
State Street Corp.	1	52
SVB Financial Group (a)	—	17
T. Rowe Price Group Inc.	—	36
TD Ameritrade Holding Corp.	—	18
Travelers Cos. Inc.	1	53
Umpqua Holdings Corp.	—	6
Voya Financial Inc.	—	12
Willis Towers Watson Plc	—	28
		1,644
Health Care 12.2%
AbbVie Inc.	2	219
Agilent Technologies Inc.	1	30
Align Technology Inc. (a)	—	25
AmerisourceBergen Corp.	—	21
Amgen Inc.	1	181
Becton Dickinson & Co.	—	69
Biogen Inc. (a)	—	95
BioMarin Pharmaceutical Inc. (a)	—	22
Bio-Techne Corp.	—	6
Bristol-Myers Squibb Co.	2	143
Cardinal Health Inc.	1	28
Celgene Corp. (a)	1	116
Centene Corp. (a)	—	24
Cerner Corp. (a)	1	28
CIGNA Corp.	—	72
Cooper Cos. Inc.	—	15
Dentsply Sirona Inc.	—	22
Edwards Lifesciences Corp. (a)	—	34
Envision Healthcare Corp. (a)	—	6
Gilead Sciences Inc.	2	133
HCA Healthcare Inc. (a)	1	37
Henry Schein Inc. (a)	—	15
Hologic Inc. (a)	1	17
Humana Inc.	—	52
Idexx Laboratories Inc. (a)	—	19
IQVIA Holdings Inc. (a)	—	20
Jazz Pharmaceuticals Plc (a)	—	11
Laboratory Corp. of America Holdings (a)	—	22
MEDNAX Inc. (a)	—	7
Merck & Co. Inc.	4	218
Mettler-Toledo International Inc. (a)	—	24
Patterson Cos. Inc.	—	5
Quest Diagnostics Inc.	—	19
ResMed Inc.	—	17
Select Medical Holdings Corp. (a)	—	2
TESARO Inc. (a)	—	5
Varian Medical Systems Inc. (a)	—	15
Vertex Pharmaceuticals Inc. (a)	—	54
Waters Corp. (a)	—	23
Zoetis Inc. - Class A	1	51
		1,922
Industrials 11.2%
3M Co.	1	200
ACCO Brands Corp. (a)	—	2
Acuity Brands Inc.	—	10
AGCO Corp.	—	6
Air Lease Corp. - Class A	—	6
Allegion Plc	—	10
Amerco Inc.	—	4
AO Smith Corp.	—	13
Applied Industrial Technologies Inc.	—	3
ArcBest Corp.	—	1

See accompanying Notes to Financial Statements.

135

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Avis Budget Group Inc. (a)	—	5
Builders FirstSource Inc. (a)	—	4
C.H. Robinson Worldwide Inc.	—	17
Caterpillar Inc.	1	133
Copart Inc. (a)	—	12
CSX Corp.	1	71
Cummins Inc.	—	41
Deere & Co.	1	60
Delta Air Lines Inc.	—	14
Deluxe Corp.	—	5
Dover Corp.	—	22
Dun & Bradstreet Corp.	—	6
Eaton Corp. Plc	1	50
Echo Global Logistics Inc. (a)	—	1
EMCOR Group Inc.	—	7
Essendant Inc.	—	—
Expeditors International of Washington Inc.	—	16
Exponent Inc.	—	3
Fastenal Co.	1	23
Flowserve Corp.	—	8
Fortive Corp.	1	33
Fortune Brands Home & Security Inc.	—	16
Genesee & Wyoming Inc. - Class A (a)	—	7
Graco Inc.	—	12
Granite Construction Inc.	—	3
H&E Equipment Services Inc.	—	2
Heidrick & Struggles International Inc.	—	—
Hertz Global Holdings Inc. (a)	—	2
HNI Corp.	—	3
ICF International Inc. (a)	—	2
IHS Markit Ltd. (a)	1	25
Illinois Tool Works Inc.	1	73
Ingersoll-Rand Plc	—	32
Interface Inc.	—	3
Johnson Controls International Plc	1	51
Kansas City Southern	—	16
Kelly Services Inc. - Class A	—	1
Knoll Inc.	—	2
Lennox International Inc.	—	11
Lincoln Electric Holdings Inc.	—	8
Manpower Inc.	—	12
Masco Corp.	1	19
Meritor Inc. (a)	—	3
Middleby Corp. (a)	—	10
Navigant Consulting Inc. (a)	—	2
Norfolk Southern Corp.	1	59
On Assignment Inc. (a)	—	5
Owens Corning Inc.	—	14
Parker Hannifin Corp.	—	38
Quanta Services Inc. (a)	—	8
Resources Connection Inc.	—	—
Robert Half International Inc.	—	9
Rockwell Automation Inc.	—	36
Roper Industries Inc.	—	38
RPX Corp.	—	1
RR Donnelley & Sons Co.	—	—
Ryder System Inc.	—	6
Sensata Technologies Holding NV (a)	—	12
Snap-On Inc.	—	14
Southwest Airlines Co.	—	14
Spirit Aerosystems Holdings Inc. - Class A	—	14
Stanley Black & Decker Inc.	—	38
Steelcase Inc. - Class A	—	2
Team Inc. (a)	—	—
Tennant Co.	—	2
Tetra Tech Inc.	—	5
Timken Co.	—	4
TrueBlue Inc. (a)	—	1
Union Pacific Corp.	1	153
United Parcel Service Inc. - Class B	1	117
United Rentals Inc. (a)	—	20
WABCO Holdings Inc. (a)	—	10
Wabtec Corp. (b)	—	9
Wesco Aircraft Holdings Inc. (a)	—	—
WW Grainger Inc.	—	18
	Shares/Par[1]	Value
Xylem Inc.	—	17
		1,765
Information Technology 31.4%
Accenture Plc - Class A	1	135
Adobe Systems Inc. (a)	1	123
Advanced Micro Devices Inc. (a)	1	13
Alphabet Inc. - Class A (a)	1	447
Alphabet Inc. - Class C (a)	1	466
Analog Devices Inc.	1	47
Ansys Inc. (a)	—	17
Applied Materials Inc.	2	77
Autodesk Inc. (a)	—	30
Automatic Data Processing Inc.	1	73
CA Inc.	1	15
Cadence Design Systems Inc. (a)	1	16
Cisco Systems Inc.	7	272
Citrix Systems Inc. (a)	—	18
Cognex Corp.	—	16
Cognizant Technology Solutions Corp. - Class A	1	59
CommScope Holding Co. Inc. (a)	—	10
Convergys Corp.	—	3
Corning Inc.	1	42
Dell Technologies Inc. - Class V (a)	—	23
F5 Networks Inc. (a)	—	13
Facebook Inc. - Class A (a)	3	594
FleetCor Technologies Inc. (a)	—	26
Flextronics International Ltd. (a)	1	13
Fortinet Inc. (a)	—	9
Hewlett Packard Enterprise Co.	2	33
HP Inc.	3	51
Intel Corp.	7	308
International Business Machines Corp.	1	193
Intuit Inc.	—	54
Itron Inc. (a)	—	3
Lam Research Corp.	—	43
Microchip Technology Inc.	—	29
Microsoft Corp.	11	888
Motorola Solutions Inc.	—	20
Nvidia Corp.	1	165
Oracle Corp.	5	209
Plantronics Inc.	—	3
Salesforce.com Inc. (a)	1	98
Skyworks Solutions Inc.	—	24
Super Micro Computer Inc. (a)	—	1
Symantec Corp.	1	24
TE Connectivity Ltd.	1	47
Teradata Corp. (a)	—	6
Texas Instruments Inc.	2	147
Trimble Inc. (a)	—	14
VMware Inc. - Class A (a)	—	14
Western Union Co.	1	12
Workday Inc. - Class A (a)	—	20
Xerox Corp.	—	8
		4,971
Materials 2.7%
Air Products & Chemicals Inc.	—	51
Albemarle Corp.	—	19
Avery Dennison Corp.	—	14
Axalta Coating Systems Ltd. (a)	—	10
Ball Corp.	1	17
Compass Minerals International Inc. (b)	—	3
Domtar Corp.	—	4
Ecolab Inc.	—	50
HB Fuller Co.	—	4
International Flavors & Fragrances Inc.	—	17
Minerals Technologies Inc.	—	3
Mosaic Co.	1	13
Nucor Corp.	1	29
PPG Industries Inc.	—	43
Praxair Inc.	1	62
Schnitzer Steel Industries Inc. - Class A	—	1
Sealed Air Corp.	—	13
Sherwin-Williams Co.	—	49
Sonoco Products Co.	—	7

See accompanying Notes to Financial Statements.

136

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
WestRock Co.	—	23
		432
Real Estate 4.0%
American Tower Corp.	1	86
AvalonBay Communities Inc.	—	36
Boston Properties Inc.	—	29
CBRE Group Inc. - Class A (a)	1	18
Corporate Office Properties Trust	—	4
Digital Realty Trust Inc.	—	33
Duke Realty Corp.	1	13
Equinix Inc.	—	50
Equity Residential Properties Inc.	1	33
Federal Realty Investment Trust	—	13
Forest City Realty Trust Inc. - Class A	—	7
HCP Inc.	1	17
Host Hotels & Resorts Inc.	1	20
Iron Mountain Inc.	—	14
Jones Lang LaSalle Inc.	—	10
Liberty Property Trust	—	10
Macerich Co.	—	10
Potlatch Corp.	—	3
ProLogis Inc.	1	49
Realogy Holdings Corp.	—	6
SBA Communications Corp. (a)	—	27
Simon Property Group Inc.	1	75
UDR Inc.	—	14
Vornado Realty Trust	—	20
Weyerhaeuser Co.	1	38
		635
Telecommunication Services 2.1%
CenturyLink Inc.	1	22
Cincinnati Bell Inc. (a)	—	1
Sprint Corp. (a)	1	6
Verizon Communications Inc.	6	307
		336
Utilities 1.6%
AES Corp.	1	10
Alliant Energy Corp.	—	14
American Water Works Co. Inc.	—	24
Avista Corp.	—	4
CenterPoint Energy Inc.	1	16
CMS Energy Corp.	1	18
Consolidated Edison Inc.	1	38
Eversource Energy	1	29
MDU Resources Group Inc.	—	7
New Jersey Resources Corp.	—	5
NiSource Inc.	1	12
Northwest Natural Gas Co.	—	2
Ormat Technologies Inc.	—	3
Sempra Energy	—	37
WEC Energy Group Inc.	1	30
WGL Holdings Inc.	—	6
		255
Total Common Stocks (cost $14,931)		15,771
INVESTMENT COMPANIES 0.2%
iShares MSCI KLD 400 Social ETF	—	36
Total Investment Companies (cost $36)		36
SHORT TERM INVESTMENTS 1.8%
Investment Companies 1.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	239	239
Securities Lending Collateral 0.3%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	38	38
Total Short Term Investments (cost $277)		277
Total Investments 101.7% (cost $15,244)		16,084
Other Assets and Liabilities, Net (1.7)%		(271)
Total Net Assets 100.0%		$15,813

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

Shares/Par[1]	Value

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/Mellon Capital Bond Index Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 1.9%
Ally Auto Receivables Trust
Series 2015-A4-2, 1.84%, 01/15/19	1,000	$999
American Express Credit Account Master Trust
Series 2017-A-1, 1.93%, 02/18/20	700	697
Capital One Multi-Asset Execution Trust
Series 2016-A4-A4, 1.33%, 08/15/19	1,200	1,185
CFCRE Commercial Mortgage Trust
Series 2017-A4-C8, REMIC, 3.57%, 05/15/27	1,250	1,276
Chase Issuance Trust
Series 2015-A4-A4, 1.84%, 04/15/20	500	496
Citibank Credit Card Issuance Trust
Series 2014-A1-A1, 2.88%, 01/21/21	300	305
Citigroup Commercial Mortgage Trust
Series 2014-A4-GC23, REMIC, 3.62%, 07/10/24	500	520
Series 2015-A3-GC33, REMIC, 3.52%, 08/10/25	700	718
COMM Mortgage Trust
Series 2014-A2-LC15, REMIC, 2.84%, 03/10/19	400	403
Series 2015-A2-DC1, REMIC, 2.87%, 01/10/20	490	493
Series 2013-A4-CR11, REMIC, 4.26%, 09/10/23	650	696
Series 2014-A4-UBS3, REMIC, 3.82%, 05/10/24	500	522
Commercial Mortgage Pass-Through Certificates
Series 2014-A2-CR14, REMIC, 3.15%, 01/10/19	145	146
Commercial Mortgage Trust
Series 2014-A3-UBS3, REMIC, 3.55%, 04/10/24	500	518
Series 2014-AM-UBS4, REMIC, 3.97%, 07/10/24	400	414
Series 2015-A4-DC1, REMIC, 3.08%, 12/10/24	500	504
Series 2015-A4-LC19, REMIC, 3.18%, 01/10/25	1,000	1,011
Delta Air Lines Pass-Through Trust
Series 2007-A-1, 6.82%, 08/10/22	242	273
Discover Card Execution Note Trust
Series 2017-A2-A2, 2.39%, 01/18/22	1,000	1,000
Ford Credit Auto Owner Trust
Series 2016-A4-A, 1.60%, 06/15/21	1,000	992
GS Mortgage Securities Trust
Series 2012-A3-GC6, REMIC, 3.48%, 11/10/21	747	769
Honda Auto Receivables Owner Trust
Series 2016-A3-4, 1.21%, 12/18/19	1,255	1,242
JPMBB Commercial Mortgage Securities Trust
Series 2014-A2-C19, REMIC, 3.05%, 04/15/19	149	151
Series 2015-A1-C28, REMIC, 1.45%, 01/15/20	284	281
Series 2013-A5-C15, REMIC, 4.13%, 09/15/23	500	533
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-A5-C10, REMIC, 3.14%, 02/15/23	1,000	1,019
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-A2-C11, REMIC, 3.09%, 08/15/18	315	316
Series 2012-A4-C6, REMIC, 2.86%, 09/15/22	250	251
Series 2014-A5-C17, REMIC, 3.74%, 07/15/24	500	523
SG Commercial Mortgage Securities Trust
Series 2016-A4-C5, REMIC, 3.06%, 06/10/26	1,000	984
UBS-Barclays Commercial Mortgage Trust
Series 2012-A4-C3, REMIC, 3.09%, 09/10/22	350	356
Series 2012-A5-C4, REMIC, 2.85%, 12/10/22	500	500
United Airlines Inc. Pass-Through Trust
Series 2013-A-1, 4.30%, 08/15/25	213	224
Series 2014-A-2, 3.75%, 09/03/26	177	181
US Airways Pass-Through Trust
Series 2013-A-1, 3.95%, 11/15/25	193	200
Wells Fargo Commercial Mortgage Trust
Series 2017-A2-RC1, REMIC, 3.12%, 02/15/22	500	508
Wells Fargo-RBS Commercial Mortgage Trust
Series 2013-A2-C17, REMIC, 2.92%, 11/15/18	500	502
Series 2012-A3-C9, REMIC, 2.87%, 10/17/22	360	362
Series 2014-A5-C21, REMIC, 3.68%, 07/15/24	500	521
Total Non-U.S. Government Agency Asset-Backed Securities (cost $22,650)		22,591

See accompanying Notes to Financial Statements.

137

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
CORPORATE BONDS AND NOTES 26.0%
Consumer Discretionary 2.2%
21st Century Fox America Inc.
4.50%, 02/15/21	400	424
3.00%, 09/15/22	350	354
6.20%, 12/15/34	50	65
6.15%, 02/15/41	550	724
Amazon.com Inc.
2.60%, 12/05/19	300	303
2.50%, 11/29/22	200	200
3.15%, 08/22/27 (a)	1,140	1,144
3.88%, 08/22/37 (a)	170	180
4.25%, 08/22/57 (a)	320	349
AutoZone Inc.
3.25%, 04/15/25	350	348
3.75%, 06/01/27	200	203
Board of Trustees of the Leland Stanford Junior University
3.65%, 05/01/48	20	21
BorgWarner Inc.
4.38%, 03/15/45	200	206
California Institute of Technology
4.32%, 08/01/45	40	46
Carnival Corp.
3.95%, 10/15/20	200	208
CBS Corp.
4.00%, 01/15/26	500	511
7.88%, 07/30/30	125	170
4.85%, 07/01/42	150	157
Charter Communications Operating LLC
3.58%, 07/23/20	500	509
4.91%, 07/23/25	640	679
6.48%, 10/23/45	210	246
Comcast Corp.
2.75%, 03/01/23	50	50
3.38%, 08/15/25	290	298
4.20%, 08/15/34	500	536
6.50%, 11/15/35	100	136
6.95%, 08/15/37	250	357
4.75%, 03/01/44	300	345
4.00%, 08/15/47	50	52
Discovery Communications LLC
5.63%, 08/15/19	62	65
3.95%, 03/20/28	105	104
5.00%, 09/20/37	150	156
6.35%, 06/01/40	100	117
5.20%, 09/20/47	75	78
Dollar General Corp.
3.25%, 04/15/23	250	253
Ford Motor Co.
4.35%, 12/08/26	200	209
7.45%, 07/16/31	300	390
4.75%, 01/15/43	300	306
5.29%, 12/08/46	200	218
General Motors Co.
5.00%, 04/01/35	440	466
5.15%, 04/01/38	70	75
5.40%, 04/01/48	190	207
Grupo Televisa SAB
6.63%, 03/18/25	100	118
Hasbro Inc.
6.35%, 03/15/40	300	359
Home Depot Inc.
2.00%, 06/15/19 - 04/01/21	610	607
3.00%, 04/01/26	500	501
5.88%, 12/16/36	600	815
3.50%, 09/15/56	200	192
Interpublic Group of Cos. Inc.
4.20%, 04/15/24	250	262
Johnson Controls International Plc
3.75%, 12/01/21	250	259
Kohl's Corp.
4.00%, 11/01/21 (b)	300	309
4.25%, 07/17/25 (b)	500	509
	Shares/Par[1]	Value
Lowe's Cos. Inc.
4.63%, 04/15/20	100	104
4.38%, 09/15/45	150	166
Macy's Retail Holdings Inc.
6.90%, 04/01/29	250	267
Marriott International Inc.
3.13%, 10/15/21 - 06/15/26	800	795
McDonald's Corp.
2.75%, 12/09/20	230	232
3.70%, 01/30/26	175	182
6.30%, 03/01/38	200	266
4.88%, 12/09/45	165	191
NBCUniversal Media LLC
5.15%, 04/30/20	200	213
4.38%, 04/01/21	500	531
6.40%, 04/30/40	250	341
Newell Rubbermaid Inc.
5.50%, 04/01/46 (c)	200	239
Nike Inc.
2.25%, 05/01/23	200	199
Nordstrom Inc.
4.00%, 10/15/21 (b)	225	233
Royal Caribbean Cruises Ltd.
7.50%, 10/15/27	20	26
Scripps Networks Interactive Inc.
2.80%, 06/15/20	250	250
3.50%, 06/15/22	250	253
Starbucks Corp.
2.70%, 06/15/22	225	227
Target Corp.
2.30%, 06/26/19	200	201
3.63%, 04/15/46	300	291
3.90%, 11/15/47	300	305
Thomson Reuters Corp.
3.95%, 09/30/21	200	208
Time Warner Cable Inc.
8.75%, 02/14/19	169	180
7.30%, 07/01/38	300	376
6.75%, 06/15/39	300	357
Time Warner Inc.
3.40%, 06/15/22	500	510
2.95%, 07/15/26	500	472
4.85%, 07/15/45	90	94
TJX Cos. Inc.
2.75%, 06/15/21	200	203
Toyota Motor Credit Corp.
2.13%, 07/18/19	200	200
University of Notre Dame du Lac
3.44%, 02/15/45	250	252
University of Southern California
3.03%, 10/01/39	450	431
5.25%, 10/01/11	20	25
Viacom Inc.
5.63%, 09/15/19	500	524
3.88%, 04/01/24 (b)	156	156
4.38%, 03/15/43	300	258
Walt Disney Co.
2.75%, 08/16/21	300	304
7.00%, 03/01/32	50	70
4.38%, 08/16/41	250	277
Wyndham Worldwide Corp.
3.90%, 03/01/23	500	495
		26,300
Consumer Staples 1.5%
Altria Group Inc.
2.85%, 08/09/22	500	503
4.50%, 05/02/43	200	217
Anheuser-Busch InBev Worldwide Inc.
4.38%, 02/15/21	200	211
2.50%, 07/15/22	300	297
4.44%, 10/06/48	662	722
Archer-Daniels-Midland Co.
2.50%, 08/11/26	300	285
4.02%, 04/16/43	250	265

See accompanying Notes to Financial Statements.

138

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
BAT Capital Corp.
2.76%, 08/15/22 (a)	310	308
4.39%, 08/15/37 (a)	150	158
4.54%, 08/15/47 (a)	150	158
Campbell Soup Co.
4.25%, 04/15/21	300	314
Church & Dwight Co. Inc.
3.15%, 08/01/27	200	197
3.95%, 08/01/47	200	201
Clorox Co.
3.80%, 11/15/21	250	261
Coca-Cola Co.
3.15%, 11/15/20	300	308
Coca-Cola Femsa SAB de CV
3.88%, 11/26/23	200	209
Constellation Brands Inc.
2.25%, 11/06/20	200	198
Costco Wholesale Corp.
3.00%, 05/18/27	80	80
CVS Caremark Corp.
4.13%, 05/15/21	400	415
CVS Health Corp.
2.80%, 07/20/20	280	281
3.50%, 07/20/22	500	509
2.88%, 06/01/26	500	480
5.13%, 07/20/45	200	229
Diageo Investment Corp.
8.00%, 09/15/22	100	122
General Mills Inc.
3.65%, 02/15/24	303	316
H.J. Heinz Finance Co.
6.75%, 03/15/32	500	632
JM Smucker Co.
3.50%, 03/15/25	300	307
3.38%, 12/15/27	250	250
Kellogg Co.
4.15%, 11/15/19	140	144
4.00%, 12/15/20	127	132
Kimberly-Clark Corp.
1.90%, 05/22/19	200	200
Kraft Foods Group Inc.
5.00%, 06/04/42	200	215
Kraft Heinz Foods Co.
2.80%, 07/02/20	210	211
5.20%, 07/15/45	80	88
4.38%, 06/01/46	205	203
Kroger Co.
6.15%, 01/15/20	200	214
7.50%, 04/01/31	150	197
Mead Johnson Nutrition Co.
4.60%, 06/01/44	200	223
Molson Coors Brewing Co.
3.00%, 07/15/26	500	489
Pepsi Bottling Group Inc.
7.00%, 03/01/29	575	775
PepsiCo Inc.
3.10%, 07/17/22	500	511
4.45%, 04/14/46	180	205
3.45%, 10/06/46	90	87
Philip Morris International Inc.
1.88%, 01/15/19	500	499
2.90%, 11/15/21	300	303
2.50%, 11/02/22	200	198
4.38%, 11/15/41	300	321
Procter & Gamble Co.
2.30%, 02/06/22	500	498
5.55%, 03/05/37	10	13
Reynolds American Inc.
8.13%, 06/23/19 (c)	250	270
4.85%, 09/15/23	150	163
5.70%, 08/15/35	100	119
5.85%, 08/15/45	210	261
Sysco Corp.
2.60%, 06/12/22	500	497
	Shares/Par[1]	Value
Tyson Foods Inc.
5.15%, 08/15/44	200	235
Unilever Capital Corp.
4.80%, 02/15/19	500	515
Walgreens Boots Alliance Inc.
3.80%, 11/18/24	200	204
4.50%, 11/18/34	200	209
Wal-Mart Stores Inc.
1.75%, 10/09/19	300	299
4.25%, 04/15/21	400	425
2.65%, 12/15/24	300	299
4.75%, 10/02/43	50	62
3.63%, 12/15/47	300	314
		18,031
Energy 2.7%
Anadarko Petroleum Corp.
6.45%, 09/15/36	250	306
4.50%, 07/15/44	200	198
Andeavor Corp.
3.80%, 04/01/28	200	200
Apache Corp.
3.63%, 02/01/21	400	410
4.75%, 04/15/43	200	207
Baker Hughes a GE Co. LLC
2.77%, 12/15/22 (a)	500	499
3.34%, 12/15/27 (a)	400	399
Baker Hughes Inc.
3.20%, 08/15/21	75	77
Boardwalk Pipelines LP
3.38%, 02/01/23	200	199
BP Capital Markets Plc
2.32%, 02/13/20	250	250
3.06%, 03/17/22	200	204
3.81%, 02/10/24	500	527
3.28%, 09/19/27	90	91
Burlington Resources Finance Co.
7.20%, 08/15/31	100	137
Canadian Natural Resources Ltd.
5.85%, 02/01/35	150	176
6.25%, 03/15/38	300	376
Cenovus Energy Inc.
5.40%, 06/15/47	500	527
Chevron Corp.
2.10%, 05/16/21	145	144
3.19%, 06/24/23	500	512
2.95%, 05/16/26	110	110
Columbia Pipeline Group Inc.
5.80%, 06/01/45	100	124
Concho Resources Inc.
4.88%, 10/01/47	45	49
Conoco Funding Co.
7.25%, 10/15/31	75	103
ConocoPhillips Co.
4.15%, 11/15/34 (b)	200	214
ConocoPhillips Holding Co.
6.95%, 04/15/29	200	262
Devon Energy Corp.
4.00%, 07/15/21	750	781
5.85%, 12/15/25	57	67
Ecopetrol SA
4.13%, 01/16/25	250	252
Enable Midstream Partners LP
3.90%, 05/15/24	200	201
Enbridge Energy Partners LP
7.50%, 04/15/38	200	255
Energy Transfer Partners LP
9.70%, 03/15/19	222	240
4.75%, 01/15/26	350	363
7.50%, 07/01/38	200	248
6.50%, 02/01/42	150	171
Enterprise Products Operating LLC
5.25%, 01/31/20	300	317
3.70%, 02/15/26	350	358
6.88%, 03/01/33	25	32

See accompanying Notes to Financial Statements.

139

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
6.45%, 09/01/40	100	130
4.45%, 02/15/43	150	155
4.95%, 10/15/54	300	327
EOG Resources Inc.
2.63%, 03/15/23	200	197
3.15%, 04/01/25	200	200
Exxon Mobil Corp.
1.71%, 03/01/19	415	415
2.22%, 03/01/21	410	409
3.04%, 03/01/26	315	320
4.11%, 03/01/46	205	228
Halliburton Co.
3.80%, 11/15/25	150	155
7.45%, 09/15/39	250	359
5.00%, 11/15/45	120	138
Hess Corp.
7.30%, 08/15/31	23	28
5.60%, 02/15/41	400	431
HollyFrontier Corp.
5.88%, 04/01/26	240	268
Kerr-McGee Corp.
6.95%, 07/01/24	230	272
Kinder Morgan Energy Partners LP
9.00%, 02/01/19	500	534
3.50%, 09/01/23	300	301
5.00%, 03/01/43	300	303
5.40%, 09/01/44	250	263
Kinder Morgan Inc.
5.30%, 12/01/34	350	373
Magellan Midstream Partners LP
4.25%, 02/01/21	300	313
Marathon Petroleum Corp.
3.63%, 09/15/24	200	204
6.50%, 03/01/41	300	379
MPLX LP
4.88%, 12/01/24 - 06/01/25	550	590
5.20%, 03/01/47	60	65
National Oilwell Varco Inc.
2.60%, 12/01/22	750	733
Nexen Energy ULC
5.88%, 03/10/35	50	61
Noble Energy Inc.
3.90%, 11/15/24	750	773
Occidental Petroleum Corp.
3.40%, 04/15/26	500	513
4.63%, 06/15/45	100	113
4.10%, 02/15/47	150	159
ONEOK Inc.
7.50%, 09/01/23	200	239
4.00%, 07/13/27	200	203
ONEOK Partners LP
3.38%, 10/01/22	250	251
6.65%, 10/01/36	150	184
Pemex Project Funding Master Trust
6.63%, 06/15/35	150	160
Petroleos Mexicanos
6.00%, 03/05/20 (b)	500	531
5.50%, 01/21/21 - 06/27/44	1,200	1,205
6.88%, 08/04/26	300	341
6.50%, 03/13/27 (a)	180	197
6.50%, 03/13/27 (a)	150	164
5.63%, 01/23/46	350	323
6.75%, 09/21/47 (a)	150	156
6.75%, 09/21/47	120	125
Phillips 66
4.30%, 04/01/22	500	530
4.65%, 11/15/34	250	275
Phillips 66 Partners LP
2.65%, 02/15/20	200	200
4.90%, 10/01/46	150	159
Pioneer Natural Resources Co.
3.95%, 07/15/22	200	209
Plains All American Pipeline LP
4.30%, 01/31/43	200	176
	Shares/Par[1]	Value
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	300	334
5.00%, 03/15/27	100	107
4.20%, 03/15/28	300	305
Shell International Finance BV
4.38%, 03/25/20	300	314
1.88%, 05/10/21	275	271
3.25%, 05/11/25	230	236
6.38%, 12/15/38	200	278
4.00%, 05/10/46	155	164
3.75%, 09/12/46	200	203
Statoil ASA
3.15%, 01/23/22	200	205
3.70%, 03/01/24	200	210
3.95%, 05/15/43	300	313
Suncor Energy Inc.
6.50%, 06/15/38	300	403
4.00%, 11/15/47	40	41
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23	300	298
5.40%, 10/01/47	90	91
Total Capital Canada Ltd.
2.75%, 07/15/23	300	301
Total Capital International SA
2.10%, 06/19/19	750	750
TransCanada Pipelines Ltd.
4.88%, 01/15/26	350	392
TransCanada PipeLines Ltd.
3.80%, 10/01/20	400	415
6.20%, 10/15/37	100	132
5.00%, 10/16/43	150	178
Valero Energy Corp.
9.38%, 03/15/19	250	271
3.65%, 03/15/25	250	257
Valero Energy Partners LP
4.38%, 12/15/26	200	208
Williams Partners LP
5.25%, 03/15/20	300	317
4.00%, 09/15/25	350	359
6.30%, 04/15/40	200	247
		32,523
Financials 8.4%
ACE INA Holdings Inc.
2.70%, 03/13/23	500	499
4.35%, 11/03/45	500	566
AerCap Ireland Capital Ltd.
3.95%, 02/01/22	750	774
Aflac Inc.
3.63%, 06/15/23	200	208
Agricultural Bank of China Ltd.
2.75%, 05/21/20	350	349
Allstate Corp.
3.15%, 06/15/23	400	406
American Express Co.
2.65%, 12/02/22	500	496
3.00%, 10/30/24	400	399
American Express Credit Corp.
2.25%, 08/15/19	300	300
3.30%, 05/03/27	300	303
American International Group Inc.
4.88%, 06/01/22	200	217
4.13%, 02/15/24	150	158
3.90%, 04/01/26	350	363
4.50%, 07/16/44	150	162
4.80%, 07/10/45	290	326
4.38%, 01/15/55	250	255
American Water Capital Corp.
3.75%, 09/01/47	100	103
Anheuser-Busch InBev Finance Inc.
1.90%, 02/01/19	565	564
2.65%, 02/01/21	450	453
3.65%, 02/01/26	975	1,006
4.70%, 02/01/36	482	540
4.90%, 02/01/46	590	683

See accompanying Notes to Financial Statements.

140

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Arch Capital Group U.S. Inc.
5.14%, 11/01/43	150	175
Assurant Inc.
6.75%, 02/15/34	38	47
Australia & New Zealand Banking Group Ltd.
2.25%, 06/13/19	300	300
2.13%, 08/19/20	250	248
AXA SA
8.60%, 12/15/30	100	144
Banco Santander SA
3.13%, 02/23/23	400	398
3.80%, 02/23/28	400	400
Bank of America Corp.
2.60%, 01/15/19	130	131
5.49%, 03/15/19	200	207
2.25%, 04/21/20	120	120
2.63%, 04/19/21	380	382
5.00%, 05/13/21	400	432
2.37%, 07/21/21 (d)	750	748
2.82%, 07/21/23 (d)	500	499
3.00%, 12/20/23 (a)	775	777
4.00%, 04/01/24 - 01/22/25	450	471
4.20%, 08/26/24	750	790
4.25%, 10/22/26	750	790
3.59%, 07/21/28	750	762
6.11%, 01/29/37	500	641
4.24%, 04/24/38	120	130
4.44%, 01/20/48 (d)	120	135
Bank of America NA
6.00%, 10/15/36	250	325
Bank of Montreal
2.38%, 01/25/19	300	301
1.90%, 08/27/21	300	294
3.80%, 12/15/32	300	300
Bank of Nova Scotia
1.95%, 01/15/19	500	499
1.65%, 06/14/19	500	496
Bank One Corp.
8.00%, 04/29/27	200	266
Barclays Plc
3.25%, 01/12/21	285	288
3.65%, 03/16/25	400	401
5.25%, 08/17/45	250	291
Berkshire Hathaway Finance Corp.
1.70%, 03/15/19	310	309
4.25%, 01/15/21	300	317
4.30%, 05/15/43	200	223
Berkshire Hathaway Inc.
3.13%, 03/15/26	220	222
BlackRock Inc.
3.38%, 06/01/22	200	207
BNP Paribas SA
2.38%, 05/21/20	350	350
5.00%, 01/15/21	400	429
4.25%, 10/15/24	250	263
BPCE SA
4.00%, 04/15/24	200	211
Branch Banking & Trust Co.
2.25%, 06/01/20	300	300
3.63%, 09/16/25	500	518
Brookfield Asset Management Inc.
4.00%, 01/15/25	250	256
Capital One Bank USA NA
2.30%, 06/05/19	500	500
Capital One Financial Corp.
3.50%, 06/15/23	550	559
Caterpillar Financial Services Corp.
7.15%, 02/15/19	200	211
Cincinnati Financial Corp.
6.13%, 11/01/34	100	127
Citibank NA
2.13%, 10/20/20	500	495
Citigroup Inc.
2.40%, 02/18/20	850	849
2.90%, 12/08/21	250	251
	Shares/Par[1]	Value
4.50%, 01/14/22	750	798
2.75%, 04/25/22	500	498
4.05%, 07/30/22	400	416
5.50%, 09/13/25	300	338
3.20%, 10/21/26	780	774
3.89%, 01/10/28 (d)	160	165
3.67%, 07/24/28 (d)	450	457
4.13%, 07/25/28	250	258
5.88%, 01/30/42	489	643
4.28%, 04/24/48	60	65
Citizens Bank NA
2.45%, 12/04/19	500	500
2.20%, 05/26/20	250	249
CME Group Inc.
3.00%, 03/15/25	200	203
CNA Financial Corp.
5.75%, 08/15/21	200	219
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	400	397
4.25%, 05/09/43	300	309
Comerica Inc.
2.13%, 05/23/19	150	149
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.50%, 01/11/21 (b)	500	530
4.38%, 08/04/25	500	527
5.25%, 08/04/45	250	302
Cooperatieve Rabobank U.A.
1.38%, 08/09/19	500	494
Credit Suisse AG
3.00%, 10/29/21	500	506
3.63%, 09/09/24	250	258
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	1,000	1,004
4.88%, 05/15/45	250	288
Deutsche Bank AG
2.50%, 02/13/19	360	360
2.85%, 05/10/19	500	502
4.25%, 10/14/21	220	228
Diamond 1 Finance Corp.
3.48%, 06/01/19 (a)	195	197
4.42%, 06/15/21 (a)	530	552
6.02%, 06/15/26 (a)	425	469
8.10%, 07/15/36 (a)	145	183
8.35%, 07/15/46 (a)	120	155
Discover Bank
7.00%, 04/15/20	300	327
4.25%, 03/13/26	200	209
European Bank for Reconstruction & Development
1.75%, 06/14/19	500	498
Fifth Third Bancorp
8.25%, 03/01/38	300	457
Fifth Third Bank
2.25%, 06/14/21	500	495
First Republic Bank
2.38%, 06/17/19	300	300
Ford Motor Credit Co. LLC
2.94%, 01/08/19	500	503
4.39%, 01/08/26	500	524
FS Investment Corp.
4.00%, 07/15/19	250	254
GE Capital International Funding Co.
2.34%, 11/15/20	500	498
3.37%, 11/15/25	500	509
4.42%, 11/15/35	350	379
General Electric Capital Corp.
5.50%, 01/08/20	700	743
2.20%, 01/09/20	250	249
4.38%, 09/16/20	550	577
3.45%, 05/15/24	350	361
6.88%, 01/10/39	600	863
General Motors Financial Co. Inc.
3.20%, 07/06/21	500	508
4.38%, 09/25/21	380	400
4.00%, 01/15/25	200	206

See accompanying Notes to Financial Statements.

141

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Goldman Sachs Group Inc.
2.63%, 01/31/19	500	502
2.55%, 10/23/19	750	752
5.38%, 03/15/20	400	424
2.60%, 04/23/20	250	250
2.75%, 09/15/20	75	75
5.25%, 07/27/21	500	542
3.63%, 01/22/23	400	412
3.75%, 05/22/25	1,000	1,029
4.25%, 10/21/25	500	523
3.85%, 01/26/27	110	113
6.75%, 10/01/37	350	469
6.25%, 02/01/41	500	673
4.75%, 10/21/45	230	263
Hartford Financial Services Group Inc.
6.10%, 10/01/41	75	100
HSBC Finance Corp.
6.68%, 01/15/21	87	97
HSBC Holdings Plc
3.40%, 03/08/21	400	409
5.10%, 04/05/21	250	268
2.95%, 05/25/21	295	297
3.26%, 03/13/23 (d)	400	405
4.25%, 03/14/24	150	156
7.63%, 05/17/32	650	884
6.10%, 01/14/42	300	410
Intercontinental Exchange Group Inc.
4.00%, 10/15/23	300	317
International Finance Corp.
2.00%, 10/24/22	500	493
Intesa Sanpaolo SpA
3.88%, 01/15/19	300	304
Jefferies Group LLC
6.88%, 04/15/21	500	559
John Deere Capital Corp.
2.05%, 03/10/20	200	199
JPMorgan Chase & Co.
6.30%, 04/23/19	500	526
2.25%, 01/23/20	500	500
4.40%, 07/22/20	600	630
2.55%, 03/01/21	500	500
2.40%, 06/07/21	500	497
2.30%, 08/15/21	500	496
3.20%, 01/25/23	500	509
2.78%, 04/25/23	600	600
3.38%, 05/01/23	750	762
3.63%, 05/13/24	250	259
3.13%, 01/23/25	305	308
3.54%, 05/01/28	300	305
5.60%, 07/15/41	500	642
3.96%, 11/15/48	200	206
JPMorgan Chase Bank NA
1.65%, 09/23/19	300	298
Lincoln National Corp.
4.00%, 09/01/23	500	523
Lloyds Bank Plc
6.38%, 01/21/21	200	222
Lloyds Banking Group Plc
4.65%, 03/24/26	500	527
Manufacturers & Traders Trust Co.
2.10%, 02/06/20	350	349
Marsh & McLennan Cos. Inc.
2.35%, 09/10/19	250	251
MetLife Inc.
7.72%, 02/15/19	500	531
3.60%, 04/10/24	250	261
5.70%, 06/15/35	100	127
6.40%, 12/15/36	100	115
5.88%, 02/06/41	300	392
Mitsubishi UFJ Financial Group Inc.
2.19%, 09/13/21	500	490
Moody's Corp.
2.75%, 07/15/19	350	353
Morgan Stanley
5.50%, 01/26/20	750	796
	Shares/Par[1]	Value
2.80%, 06/16/20	200	202
5.75%, 01/25/21	400	436
3.75%, 02/25/23	300	311
3.70%, 10/23/24	100	103
4.00%, 07/23/25	750	785
6.25%, 08/09/26	200	239
4.35%, 09/08/26	650	682
3.63%, 01/20/27	600	614
6.38%, 07/24/42	300	417
4.38%, 01/22/47	200	219
National Australia Bank Ltd.
2.00%, 01/14/19	500	499
National Rural Utilities Cooperative Finance Corp.
2.00%, 01/27/20	250	249
Nomura Holdings Inc
6.70%, 03/04/20	400	433
Northern Trust Corp.
3.95%, 10/30/25	250	264
ORIX Corp.
3.70%, 07/18/27	200	201
PartnerRe Finance B LLC
5.50%, 06/01/20	90	96
PNC Bank NA
2.00%, 05/19/20	250	249
4.20%, 11/01/25	300	322
PNC Financial Services Group Inc.
2.60%, 07/21/20	650	655
PNC Funding Corp.
6.70%, 06/10/19	500	531
Progressive Corp.
4.35%, 04/25/44	200	222
4.13%, 04/15/47	50	54
Prudential Financial Inc.
3.50%, 05/15/24	500	520
5.20%, 03/15/44 (d)	250	265
4.60%, 05/15/44	150	170
3.91%, 12/07/47 (a)	313	319
Royal Bank of Canada
2.15%, 03/15/19	250	250
Royal Bank of Scotland Group Plc
3.50%, 05/15/23 (d)	200	200
3.88%, 09/12/23	300	305
S&P Global Inc.
4.40%, 02/15/26	90	97
6.55%, 11/15/37	250	333
Santander Holdings USA Inc.
4.50%, 07/17/25	500	520
Shell International Finance BV
4.13%, 05/11/35	435	474
4.38%, 05/11/45	260	292
Shire Acquisitions Investments Ireland Ltd.
2.40%, 09/23/21	250	246
3.20%, 09/23/26	500	489
Southern Co. Gas Capital Corp.
4.40%, 05/30/47	200	214
State Street Corp.
2.55%, 08/18/20	500	503
3.10%, 05/15/23	500	505
Sumitomo Mitsui Banking Corp.
2.05%, 01/18/19	500	499
3.40%, 07/11/24	500	512
Sumitomo Mitsui Financial Group Inc.
2.06%, 07/14/21	250	244
3.45%, 01/11/27	150	151
Svenska Handelsbanken AB
2.25%, 06/17/19	300	300
Synchrony Financial
2.60%, 01/15/19	350	351
4.25%, 08/15/24	250	259
TD Ameritrade Holding Corp.
2.95%, 04/01/22	200	202
Toronto-Dominion Bank
1.90%, 10/24/19	400	398
2.25%, 11/05/19	300	300
2.50%, 12/14/20	350	351

See accompanying Notes to Financial Statements.

142

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Toyota Motor Credit Corp.
1.70%, 02/19/19	250	249
4.25%, 01/11/21	400	421
Travelers Property Casualty Corp.
6.38%, 03/15/33	200	264
U.S. Bancorp
4.13%, 05/24/21	400	422
2.95%, 07/15/22	400	405
UBS AG
2.35%, 03/26/20	500	500
US Bancorp
3.15%, 04/27/27	500	500
US Bank NA
2.05%, 10/23/20	400	397
2.80%, 01/27/25	500	495
Wells Fargo & Co.
2.55%, 12/07/20	500	502
4.60%, 04/01/21	500	531
3.50%, 03/08/22	500	516
3.07%, 01/24/23	220	222
3.00%, 02/19/25 - 04/22/26	640	630
4.10%, 06/03/26	200	209
3.00%, 10/23/26	500	490
3.58%, 05/22/28 (d)	250	255
5.38%, 02/07/35	250	306
5.61%, 01/15/44	750	928
4.90%, 11/17/45	250	283
4.75%, 12/07/46	200	223
Wells Fargo Bank NA
1.75%, 05/24/19	400	398
Westpac Banking Corp.
1.60%, 08/19/19	350	346
4.88%, 11/19/19	400	419
2.00%, 08/19/21	350	344
2.75%, 01/11/23	200	200
2.85%, 05/13/26	90	88
2.70%, 08/19/26	250	240
Weyerhaeuser Co.
7.38%, 03/15/32	200	275
XLIT Ltd.
6.38%, 11/15/24	200	233
		101,011
Health Care 2.7%
Abbott Laboratories
2.90%, 11/30/21	300	302
2.95%, 03/15/25	250	245
6.00%, 04/01/39	270	339
4.75%, 04/15/43	200	221
4.90%, 11/30/46	200	230
AbbVie Inc.
2.90%, 11/06/22	400	401
3.60%, 05/14/25	140	144
3.20%, 05/14/26	200	199
4.50%, 05/14/35	180	197
4.30%, 05/14/36	115	123
4.70%, 05/14/45	260	291
4.45%, 05/14/46	140	152
Actavis Funding SCS
2.45%, 06/15/19	300	300
Aetna Inc.
3.50%, 11/15/24	200	203
6.63%, 06/15/36	150	200
4.13%, 11/15/42	200	204
Agilent Technologies Inc.
5.00%, 07/15/20	200	212
Amgen Inc.
2.65%, 05/11/22	200	199
3.63%, 05/22/24	250	260
2.60%, 08/19/26	1,030	988
4.66%, 06/15/51	808	902
Anthem Inc.
3.50%, 08/15/24	500	510
4.38%, 12/01/47	80	85
	Shares/Par[1]	Value
AstraZeneca Plc
2.38%, 11/16/20	145	145
3.38%, 11/16/25	115	117
6.45%, 09/15/37	250	339
4.38%, 11/16/45	85	93
Baxalta Inc.
4.00%, 06/23/25	250	259
5.25%, 06/23/45	60	70
Becton Dickinson & Co.
2.13%, 06/06/19	200	200
3.25%, 11/12/20	350	355
3.73%, 12/15/24	193	197
Biogen Inc.
2.90%, 09/15/20	660	668
4.05%, 09/15/25	140	148
Boston Scientific Corp.
2.85%, 05/15/20	350	352
3.85%, 05/15/25	200	206
Bristol-Myers Squibb Co.
2.00%, 08/01/22	300	294
3.25%, 08/01/42	300	287
Cardinal Health Inc.
1.95%, 06/14/19	200	199
2.62%, 06/15/22	200	196
3.75%, 09/15/25	100	102
3.41%, 06/15/27	200	196
Celgene Corp.
3.95%, 10/15/20	300	311
3.88%, 08/15/25	220	228
4.63%, 05/15/44	250	268
4.35%, 11/15/47	70	73
Cigna Corp.
4.00%, 02/15/22	500	522
3.88%, 10/15/47	60	60
Eli Lilly & Co.
5.55%, 03/15/37	100	128
Express Scripts Holding Co.
2.25%, 06/15/19	500	499
3.50%, 06/15/24	300	302
Gilead Sciences Inc.
2.55%, 09/01/20	240	242
4.40%, 12/01/21	200	213
1.95%, 03/01/22 (b)	200	195
3.65%, 03/01/26	750	777
2.95%, 03/01/27	150	148
4.80%, 04/01/44	400	464
4.15%, 03/01/47	150	159
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	500	504
Howard Hughes Medical Institute
3.50%, 09/01/23	250	261
Humana Inc.
4.95%, 10/01/44	200	230
Johnson & Johnson
1.65%, 03/01/21	350	342
2.45%, 03/01/26	350	341
3.63%, 03/03/37	100	106
5.95%, 08/15/37	250	343
4.50%, 12/05/43	100	118
3.50%, 01/15/48	50	51
Laboratory Corp. of America Holdings
3.20%, 02/01/22	500	508
McKesson Corp.
2.85%, 03/15/23	500	496
4.88%, 03/15/44	60	65
Medtronic Inc.
4.45%, 03/15/20	250	262
3.50%, 03/15/25	210	218
4.38%, 03/15/35	468	526
4.63%, 03/15/45	350	408
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	150	160
4.20%, 07/01/55	250	270
Merck & Co. Inc.
2.35%, 02/10/22	250	250

See accompanying Notes to Financial Statements.

143

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
2.40%, 09/15/22	400	398
3.60%, 09/15/42	200	204
3.70%, 02/10/45	250	261
Mylan Inc.
4.20%, 11/29/23	400	415
Mylan NV
5.25%, 06/15/46	85	93
New York and Presbyterian Hospital
4.06%, 08/01/56	300	316
Northwell Healthcare Inc.
3.98%, 11/01/46	500	489
Novartis Capital Corp.
4.40%, 05/06/44	200	229
Novartis Securities Investment Ltd.
5.13%, 02/10/19	500	517
Pfizer Inc.
2.10%, 05/15/19	500	500
5.20%, 08/12/20	90	97
1.95%, 06/03/21	185	183
2.75%, 06/03/26	175	173
4.40%, 05/15/44	250	286
Pharmacia Corp.
6.60%, 12/01/28 (e)	50	65
Providence Health and Services
3.74%, 10/01/47	500	491
Quest Diagnostics Inc.
4.70%, 04/01/21	200	211
3.50%, 03/30/25	300	303
Stryker Corp.
3.50%, 03/15/26	250	258
4.10%, 04/01/43	200	207
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36 (b)	8	8
Teva Pharmaceutical Finance III BV
3.15%, 10/01/26 (b)	310	256
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20 (b)	200	193
Thermo Fisher Scientific Inc.
2.95%, 09/19/26	250	243
5.30%, 02/01/44	200	240
Trinity Health Corp.
4.13%, 12/01/45	250	266
UnitedHealth Group Inc.
4.70%, 02/15/21	400	427
2.88%, 03/15/22	500	506
3.75%, 07/15/25 - 10/15/47	200	208
5.80%, 03/15/36	150	195
4.75%, 07/15/45	110	130
4.20%, 01/15/47	150	164
Watson Pharmaceuticals Inc.
3.25%, 10/01/22	500	502
4.63%, 10/01/42	500	519
WellPoint Inc.
3.30%, 01/15/23	300	304
4.65%, 01/15/43	200	219
Wyeth LLC
5.95%, 04/01/37	250	334
Zimmer Biomet Holdings Inc.
3.55%, 04/01/25	200	200
Zimmer Holdings Inc.
3.15%, 04/01/22	200	200
Zoetis Inc.
3.45%, 11/13/20	500	511
		32,699
Industrials 1.5%
3M Co.
2.00%, 06/26/22	250	246
Air Lease Corp.
3.38%, 01/15/19	400	404
Allegion US Holding Co. Inc.
3.55%, 10/01/27	300	298
Boeing Co.
4.88%, 02/15/20	500	528
5.88%, 02/15/40	25	33
	Shares/Par[1]	Value
Burlington Northern Santa Fe LLC
3.05%, 09/01/22	500	511
6.15%, 05/01/37	100	134
5.75%, 05/01/40	400	520
Canadian National Railway Co.
5.55%, 03/01/19	200	207
Canadian Pacific Railway Co.
6.13%, 09/15/15	90	119
Caterpillar Inc.
3.90%, 05/27/21	300	314
3.40%, 05/15/24	500	518
4.30%, 05/15/44 (b)	300	345
CSX Corp.
3.70%, 11/01/23	200	208
5.50%, 04/15/41	205	252
3.95%, 05/01/50	300	298
Deere & Co.
2.60%, 06/08/22	400	400
3.90%, 06/09/42	200	215
Dover Corp.
5.38%, 03/01/41	150	184
Eaton Corp.
4.15%, 11/02/42	100	103
Emerson Electric Co.
2.63%, 12/01/21 - 02/15/23	710	709
FedEx Corp.
3.20%, 02/01/25	350	354
3.25%, 04/01/26	300	303
3.88%, 08/01/42	200	197
4.55%, 04/01/46	300	330
General Electric Co.
2.70%, 10/09/22	250	250
Honeywell International Inc.
3.81%, 11/21/47 (a)	300	313
L-3 Communications Corp.
4.95%, 02/15/21	500	532
Latam Airlines Pass-Through Trust
4.20%, 11/15/27	314	316
Lockheed Martin Corp.
2.50%, 11/23/20	225	226
3.55%, 01/15/26	200	207
4.50%, 05/15/36	105	118
4.07%, 12/15/42	243	256
4.09%, 09/15/52	107	112
Massachusetts Institute of Technology
4.68%, 07/01/14	250	291
Norfolk Southern Corp.
5.90%, 06/15/19	300	315
2.90%, 02/15/23	79	79
3.85%, 01/15/24	200	211
4.84%, 10/01/41	224	259
Northrop Grumman Corp.
5.05%, 08/01/19	210	219
3.25%, 01/15/28	150	150
4.75%, 06/01/43	155	178
3.85%, 04/15/45	250	253
4.03%, 10/15/47	130	136
Precision Castparts Corp.
2.50%, 01/15/23	300	298
Raytheon Co.
3.13%, 10/15/20	500	511
Republic Services Inc.
3.55%, 06/01/22	490	505
Rockwell Collins Inc.
4.80%, 12/15/43	25	29
Ryder System Inc.
2.50%, 05/11/20	350	351
Snap-on Inc.
3.25%, 03/01/27	500	506
Stanley Black & Decker Inc.
3.40%, 12/01/21	150	155
Union Pacific Corp.
2.25%, 06/19/20	100	100
4.82%, 02/01/44	332	395

See accompanying Notes to Financial Statements.

144

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
United Parcel Service Inc.
6.20%, 01/15/38	350	480
3.75%, 11/15/47	70	72
United Technologies Corp.
2.30%, 05/04/22	200	197
3.13%, 05/04/27	400	399
6.70%, 08/01/28	50	64
5.70%, 04/15/40	500	636
4.50%, 06/01/42	300	333
4.05%, 05/04/47	200	210
Waste Management Inc.
2.90%, 09/15/22	200	201
WW Grainger Inc.
4.60%, 06/15/45	200	219
Xylem Inc.
4.88%, 10/01/21	10	11
		17,823
Information Technology 2.5%
Alibaba Group Holding Ltd.
3.13%, 11/28/21	210	213
4.50%, 11/28/34	300	332
4.00%, 12/06/37	995	1,026
Alphabet Inc.
2.00%, 08/15/26	300	282
Apple Inc.
2.10%, 05/06/19	500	502
2.85%, 05/06/21	300	305
2.50%, 02/09/22	200	200
2.30%, 05/11/22	160	159
2.40%, 05/03/23	650	643
3.45%, 05/06/24	400	415
2.45%, 08/04/26	320	306
3.35%, 02/09/27	400	410
3.20%, 05/11/27	150	152
3.00%, 11/13/27	120	119
4.65%, 02/23/46	695	813
4.25%, 02/09/47	60	66
3.75%, 09/12/47 - 11/13/47	560	574
Applied Materials Inc.
3.90%, 10/01/25	350	373
Autodesk Inc.
4.38%, 06/15/25	500	529
Baidu Inc.
2.75%, 06/09/19	400	401
Broadcom Corp.
2.65%, 01/15/23 (a)	300	289
3.13%, 01/15/25 (a)	300	286
3.88%, 01/15/27 (a)	330	326
3.50%, 01/15/28 (a)	300	287
CA Inc.
3.60%, 08/15/22	500	504
Cisco Systems Inc.
4.45%, 01/15/20	300	314
2.90%, 03/04/21	500	509
1.85%, 09/20/21	400	392
3.00%, 06/15/22	100	102
3.50%, 06/15/25	100	105
2.50%, 09/20/26	400	387
Corning Inc.
5.75%, 08/15/40	95	117
4.38%, 11/15/57	40	40
DXC Technology Co.
4.75%, 04/15/27	30	32
Fidelity National Information Services Inc.
3.50%, 04/15/23	106	108
5.00%, 10/15/25	20	22
Harris Corp.
4.40%, 12/15/20	250	262
3.83%, 04/28/25	250	259
5.05%, 04/27/45	250	294
Hewlett Packard Enterprise Co.
3.60%, 10/15/20	270	276
4.90%, 10/15/25	180	189
6.35%, 10/15/45	90	95
	Shares/Par[1]	Value
Hewlett-Packard Co.
4.30%, 06/01/21	200	210
4.05%, 09/15/22	300	314
Intel Corp.
2.70%, 12/15/22	200	202
2.88%, 05/11/24	100	101
3.70%, 07/29/25	500	528
3.15%, 05/11/27	150	153
4.25%, 12/15/42	400	449
4.10%, 05/11/47	150	165
3.73%, 12/08/47 (a)	120	124
International Business Machines Corp.
1.63%, 05/15/20	300	297
2.25%, 02/19/21	245	244
7.00%, 10/30/25	200	255
3.45%, 02/19/26	135	140
5.88%, 11/29/32	400	514
4.00%, 06/20/42	200	212
Jabil Circuit Inc.
4.70%, 09/15/22	300	316
Juniper Networks Inc.
4.35%, 06/15/25	200	206
Keysight Technologies Inc.
4.55%, 10/30/24	300	318
MasterCard Inc.
2.00%, 04/01/19	300	300
Microsoft Corp.
3.00%, 10/01/20	600	614
2.40%, 02/06/22	240	240
2.38%, 02/12/22	400	400
3.13%, 11/03/25	680	694
3.30%, 02/06/27	450	464
4.20%, 11/03/35	210	237
3.45%, 08/08/36	145	150
4.10%, 02/06/37	160	179
5.30%, 02/08/41	200	258
4.45%, 11/03/45	177	207
4.75%, 11/03/55	60	74
3.95%, 08/08/56	635	679
4.50%, 02/06/57	240	283
Motorola Solutions Inc.
3.50%, 09/01/21	300	305
Oracle Corp.
2.25%, 10/08/19	300	301
3.88%, 07/15/20	300	313
2.50%, 05/15/22	500	500
2.63%, 02/15/23	200	200
3.63%, 07/15/23	400	420
2.65%, 07/15/26	500	487
3.25%, 11/15/27	210	213
3.90%, 05/15/35	350	372
3.80%, 11/15/37	200	210
4.50%, 07/08/44	200	227
4.13%, 05/15/45	200	216
4.38%, 05/15/55	160	179
QUALCOMM Inc.
2.25%, 05/20/20	200	199
3.45%, 05/20/25	150	150
4.65%, 05/20/35	60	65
4.80%, 05/20/45	90	97
Seagate HDD Cayman
5.75%, 12/01/34 (b)	250	239
Texas Instruments Inc.
1.65%, 08/03/19	200	199
Total System Services Inc.
3.80%, 04/01/21	500	513
Visa Inc.
2.20%, 12/14/20	315	315
3.15%, 12/14/25	305	312
4.15%, 12/14/35	115	128
4.30%, 12/14/45	205	234
3.65%, 09/15/47	45	46
Western Union Co.
5.25%, 04/01/20	200	211

See accompanying Notes to Financial Statements.

145

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Xerox Corp.
4.07%, 03/17/22	500	503
		29,696
Materials 0.8%
Agrium Inc.
3.38%, 03/15/25	350	351
Albemarle Corp.
5.45%, 12/01/44	150	178
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	300	375
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	250	269
Dow Chemical Co.
8.55%, 05/15/19 (c)	97	105
5.25%, 11/15/41	200	232
4.63%, 10/01/44	250	272
Eastman Chemical Co.
3.80%, 03/15/25	189	197
4.65%, 10/15/44	200	216
Ecolab Inc.
5.50%, 12/08/41	150	187
EI du Pont de Nemours & Co.
4.25%, 04/01/21	300	316
4.90%, 01/15/41	150	170
Goldcorp Inc.
3.63%, 06/09/21	300	307
International Paper Co.
3.80%, 01/15/26	350	362
3.00%, 02/15/27	250	242
4.40%, 08/15/47	150	157
LYB International Finance BV
5.25%, 07/15/43	400	465
LyondellBasell Industries NV
5.00%, 04/15/19	125	129
Martin Marietta Materials Inc.
3.50%, 12/15/27	300	298
Methanex Corp.
3.25%, 12/15/19	200	201
Mosaic Co.
4.88%, 11/15/41	20	20
Newmont Mining Corp.
5.88%, 04/01/35	50	60
Nucor Corp.
6.40%, 12/01/37	200	268
Packaging Corp. of America
4.50%, 11/01/23	200	216
Plum Creek Timberlands LP
4.70%, 03/15/21	200	212
Potash Corp. of Saskatchewan Inc.
3.63%, 03/15/24	500	512
Praxair Inc.
2.20%, 08/15/22	300	295
2.65%, 02/05/25	400	396
Rio Tinto Alcan Inc.
5.75%, 06/01/35	250	305
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25	250	262
RPM International Inc.
6.13%, 10/15/19	200	212
Sherwin-Williams Co.
4.50%, 06/01/47	70	77
Southern Copper Corp.
7.50%, 07/27/35	150	204
5.88%, 04/23/45	300	363
Vale Overseas Ltd.
5.88%, 06/10/21	500	546
6.88%, 11/21/36	400	490
		9,467
Real Estate 0.8%
Alexandria Real Estate Equities Inc.
3.45%, 04/30/25	200	199
4.50%, 07/30/29	250	265
American Tower Corp.
2.80%, 06/01/20	350	352
	Shares/Par[1]	Value
3.50%, 01/31/23	500	511
AvalonBay Communities Inc.
3.63%, 10/01/20	200	206
Boston Properties LP
3.80%, 02/01/24	250	260
3.20%, 01/15/25	200	199
Brandywine Operating Partnership LP
3.95%, 02/15/23 - 11/15/27	400	402
CBL & Associates LP
5.25%, 12/01/23 (b)	200	189
CBRE Services Inc.
5.00%, 03/15/23	100	103
Crown Castle International Corp.
3.20%, 09/01/24	330	327
3.70%, 06/15/26	140	140
3.65%, 09/01/27	80	80
DDR Corp.
4.63%, 07/15/22	300	316
Digital Realty Trust LP
3.40%, 10/01/20	350	357
Duke Realty LP
3.88%, 10/15/22	200	208
EPR Properties
4.50%, 04/01/25	200	204
ERP Operating LP
2.38%, 07/01/19	300	301
Essex Portfolio LP
3.88%, 05/01/24	200	207
Federal Realty Investment Trust
4.50%, 12/01/44	100	109
Government Properties Income Trust
4.00%, 07/15/22	200	201
HCP Inc.
5.38%, 02/01/21	47	50
6.75%, 02/01/41	200	267
Health Care REIT Inc.
6.13%, 04/15/20	400	432
Kimco Realty Corp.
3.20%, 05/01/21	350	356
Liberty Property LP
3.75%, 04/01/25	200	205
Mid-America Apartments LP
4.30%, 10/15/23	200	211
Omega Healthcare Investors Inc.
4.95%, 04/01/24	250	260
ProLogis LP
3.75%, 11/01/25	500	523
Realty Income Corp.
4.13%, 10/15/26	250	261
Simon Property Group LP
3.38%, 03/15/22	400	411
3.30%, 01/15/26	500	502
6.75%, 02/01/40	100	139
4.25%, 11/30/46	200	211
Ventas Realty LP
4.00%, 04/30/19	250	254
3.50%, 02/01/25	250	252
Weingarten Realty Investors
3.38%, 10/15/22	100	101
		9,571
Telecommunication Services 1.2%
America Movil SAB de CV
6.38%, 03/01/35	200	254
4.38%, 07/16/42	200	212
AT&T Inc.
2.30%, 03/11/19	500	500
2.45%, 06/30/20	150	150
2.80%, 02/17/21	535	537
3.00%, 06/30/22	150	150
3.40%, 08/14/24 - 05/15/25	400	398
4.25%, 03/01/27	170	174
3.90%, 08/14/27	200	202
4.50%, 05/15/35	950	945
4.90%, 08/14/37	200	201

See accompanying Notes to Financial Statements.

146

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
6.35%, 03/15/40	300	355
4.35%, 06/15/45	500	461
4.75%, 05/15/46	200	196
5.65%, 02/15/47	160	176
4.50%, 03/09/48	656	615
5.15%, 02/14/50	200	203
5.70%, 03/01/57	170	186
5.30%, 08/14/58	200	200
British Telecommunications Plc
9.13%, 12/15/30 (e)	250	374
Deutsche Telekom International Finance BV
8.75%, 06/15/30 (e)	300	449
France Telecom SA
5.38%, 01/13/42	100	121
Orange SA
2.75%, 02/06/19	250	251
4.13%, 09/14/21	500	529
Telefonica Emisiones SAU
5.13%, 04/27/20	350	370
Telefonica Europe BV
8.25%, 09/15/30	500	697
Verizon Communications Inc.
1.75%, 08/15/21	500	486
3.13%, 03/16/22	135	137
2.45%, 11/01/22	500	492
5.15%, 09/15/23	250	278
3.38%, 02/15/25 (a)	1,048	1,053
4.13%, 03/16/27	300	313
4.50%, 08/10/33	180	188
5.25%, 03/16/37	195	214
4.86%, 08/21/46	1,250	1,301
5.01%, 04/15/49 - 08/21/54	560	581
4.67%, 03/15/55	800	776
Vodafone Group Plc
7.88%, 02/15/30	200	272
		14,997
Utilities 1.7%
AEP Texas Inc.
2.40%, 10/01/22 (a)	300	295
Alabama Power Co.
6.00%, 03/01/39	250	329
4.30%, 01/02/46	250	279
3.70%, 12/01/47	200	203
Ameren Illinois Co.
3.25%, 03/01/25	250	255
3.70%, 12/01/47	300	305
Arizona Public Service Co.
4.50%, 04/01/42	100	113
Atmos Energy Corp.
4.13%, 10/15/44	300	326
Baltimore Gas & Electric Co.
3.50%, 08/15/46	160	157
CenterPoint Energy Resources Corp.
4.50%, 01/15/21	43	45
Cleveland Electric Illuminating Co.
5.95%, 12/15/36	250	312
Consolidated Edison Co.
5.70%, 06/15/40	100	130
Consolidated Edison Co. of New York Inc.
5.50%, 12/01/39	300	381
Dominion Gas Holdings LLC
3.55%, 11/01/23	200	203
Dominion Resources Inc.
2.50%, 12/01/19	200	200
4.45%, 03/15/21	200	211
2.85%, 08/15/26	350	337
7.00%, 06/15/38	200	276
DTE Electric Co.
3.38%, 03/01/25	200	206
Duke Energy Carolinas LLC
5.30%, 02/15/40	300	375
3.70%, 12/01/47	200	205
Duke Energy Corp.
1.80%, 09/01/21	350	341
	Shares/Par[1]	Value
Duke Energy Florida LLC
3.40%, 10/01/46	60	58
Duke Energy Indiana Inc.
6.12%, 10/15/35	250	325
Duke Energy Progress LLC
4.20%, 08/15/45	250	276
Entergy Arkansas Inc.
3.75%, 02/15/21	400	414
Eversource Energy
2.90%, 10/01/24	300	297
Exelon Corp.
2.85%, 06/15/20	320	323
3.95%, 06/15/25	150	156
4.95%, 06/15/35	250	286
FirstEnergy Corp.
4.85%, 07/15/47 (c)	250	278
Florida Power & Light Co.
3.70%, 12/01/47	40	42
Georgia Power Co.
4.25%, 12/01/19	300	311
Great Plains Energy Inc.
4.85%, 06/01/21	250	265
Iberdrola International BV
6.75%, 07/15/36	150	198
Kentucky Utilities Co.
5.13%, 11/01/40	300	368
LG&E and KU Energy LLC
3.75%, 11/15/20	300	310
MidAmerican Energy Co.
3.50%, 10/15/24	200	208
6.75%, 12/30/31	50	68
MidAmerican Energy Holdings Co.
6.50%, 09/15/37	500	700
National Fuel Gas Co.
3.95%, 09/15/27 (c)	301	299
NextEra Energy Capital Holdings Inc.
2.40%, 09/15/19	300	300
NiSource Finance Corp.
3.49%, 05/15/27	200	203
5.95%, 06/15/41	250	319
4.38%, 05/15/47	200	218
Northern States Power Co.
2.15%, 08/15/22	200	196
4.13%, 05/15/44	500	550
NorthWestern Corp.
4.18%, 11/15/44	150	163
NSTAR Electric Co.
3.20%, 05/15/27	200	202
Oncor Electric Delivery Co. LLC
7.00%, 09/01/22	150	177
5.25%, 09/30/40	200	247
3.80%, 09/30/47 (a)	200	208
Pacific Gas & Electric Co.
6.05%, 03/01/34	500	633
4.45%, 04/15/42	400	427
PacifiCorp
2.95%, 06/01/23	300	305
6.25%, 10/15/37	200	273
PECO Energy Co.
4.15%, 10/01/44	250	274
PPL Electric Utilities Corp.
3.95%, 06/01/47	200	215
Progress Energy Inc.
7.75%, 03/01/31	300	420
PSEG Power LLC
8.63%, 04/15/31	75	99
Public Service Electric & Gas Co.
3.00%, 05/15/27	200	199
5.50%, 03/01/40	200	258
Puget Sound Energy Inc.
5.76%, 10/01/39	200	262
Sempra Energy
9.80%, 02/15/19	300	324
South Carolina Electric & Gas Co.
4.50%, 06/01/64	100	104

See accompanying Notes to Financial Statements.

147

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Southern California Edison Co.
6.00%, 01/15/34	75	96
5.63%, 02/01/36	195	245
5.95%, 02/01/38	200	263
4.05%, 03/15/42	200	214
Southern Co.
4.25%, 07/01/36	500	527
4.40%, 07/01/46	400	424
Teco Finance Inc.
5.15%, 03/15/20	200	210
Union Electric Co.
3.65%, 04/15/45	350	360
Virginia Electric & Power Co.
6.00%, 05/15/37	200	263
4.45%, 02/15/44	100	113
Washington Gas Light Co.
3.80%, 09/15/46	200	209
Wisconsin Energy Corp.
2.45%, 06/15/20	200	200
3.55%, 06/15/25	60	62
		20,428
Total Corporate Bonds And Notes (cost $301,737)		312,546
GOVERNMENT AND AGENCY OBLIGATIONS 71.6%
Commercial Mortgage-Backed Securities 0.7%
Federal Home Loan Mortgage Corp.
Series A1-K006, REMIC, 3.40%, 07/25/19	224	226
Series A1-K714, REMIC, 2.08%, 12/25/19	110	110
Series A2-K014, REMIC, 3.87%, 04/25/21	1,000	1,044
Series A2-K017, REMIC, 2.87%, 12/25/21	360	365
Series A1-K032, REMIC, 3.02%, 02/25/23	197	201
Series A2-K032, REMIC, 3.31%, 05/25/23 (d)	550	571
Series A2-K033, REMIC, 3.06%, 07/25/23 (d)	500	513
Series A2-K039, REMIC, 3.30%, 07/25/24	1,000	1,040
Series A2-K046, REMIC, 3.21%, 03/25/25	1,000	1,033
Series A2-K047, REMIC, 3.33%, 05/25/25	500	520
Series A2-K062, REMIC, 3.41%, 12/25/26	1,000	1,043
Federal National Mortgage Association
Series 2013-APT-M14, REMIC, 2.52%, 04/25/23 (d)	536	533
Series 2014-AB2-M3, REMIC, 3.46%, 01/25/24 (d)	131	136
Series 2016-A2-M1, REMIC, 2.94%, 01/25/26 (d)	1,367	1,372
		8,707
Mortgage-Backed Securities 28.2%
Federal Home Loan Mortgage Corp.
2.00%, 01/01/29 - 05/01/30	558	550
TBA, 3.00%, 01/15/31 - 01/15/48 (f)	4,450	4,456
2.50%, 08/01/27 - 02/01/47	5,986	5,985
2.50%, 12/01/31	726	725
TBA, 2.00%, 01/15/33 (f)	200	195
TBA, 2.50%, 01/15/33 (f)	850	849
3.00%, 02/01/35 - 01/01/47	2,243	2,250
6.50%, 07/01/28 - 03/01/39	219	248
6.00%, 02/01/29 - 05/01/40	766	868
5.50%, 11/01/28 - 02/01/40	1,421	1,575
4.00%, 04/01/19 - 03/01/47	11,421	12,004
4.50%, 01/01/18 - 04/01/47	5,401	5,779
5.00%, 05/01/18 - 07/01/41	2,486	2,697
3.50%, 10/01/20 - 04/01/47	19,136	19,723
4.00%, 12/01/45	94	98
3.50%, 11/01/45 - 07/01/46	840	862
3.00%, 02/01/24 - 02/01/47	21,255	21,440
TBA, 3.00%, 02/15/47 (f)	200	200
TBA, 3.50%, 02/15/47 - 01/15/48 (f)	8,225	8,448
TBA, 4.00%, 02/15/47 - 01/15/48 (f)	4,075	4,261
Federal National Mortgage Association
3.00%, 11/01/26 - 11/01/47	32,854	33,139
2.00%, 09/01/28 - 02/01/32	908	893
2.50%, 07/01/31 - 01/01/32	704	704
2.00%, 11/01/31	230	225
TBA, 2.50%, 01/15/31 - 02/15/32 (f)	1,100	1,099
TBA, 3.00%, 02/15/32 (f)	400	407
4.00%, 07/01/18 - 06/01/47	18,861	19,823
TBA, 3.00%, 01/15/33 - 02/15/48 (f)	7,750	7,772
	Shares/Par[1]	Value
2.50%, 12/01/21 - 02/01/47	8,741	8,733
3.50%, 01/15/33 - 02/15/48 (f)	16,793	17,247
3.00%, 02/01/31 - 12/01/46	1,311	1,322
6.50%, 07/01/32 - 12/01/38	408	468
5.50%, 01/01/18 - 02/01/42	2,406	2,663
6.00%, 09/01/18 - 09/01/39	1,327	1,498
7.00%, 02/01/31 - 02/01/38	50	61
7.50%, 11/01/37	4	5
5.00%, 03/01/18 - 05/01/44	3,579	3,879
4.50%, 02/01/18 - 06/01/47	8,915	9,540
5.00%, 06/01/40 - 11/01/43	310	338
3.50%, 03/01/26 - 04/01/46	1,260	1,299
3.50%, 09/01/25 - 12/01/46	24,884	25,672
4.00%, 06/01/44 - 07/01/46	1,546	1,621
TBA, 4.50%, 02/15/47 (f)	400	425
TBA, 4.00%, 01/15/48 - 02/15/48 (f)	6,475	6,773
Government National Mortgage Association
2.50%, 08/20/27 - 11/20/46	256	254
3.50%, 05/15/26 - 08/20/47	15,480	16,048
8.50%, 06/15/30 - 12/15/30	2	2
3.00%, 01/20/27 - 05/20/46	11,711	11,866
6.00%, 05/15/32 - 12/20/40	375	432
5.50%, 12/15/31 - 02/20/44	2,224	2,466
5.00%, 03/15/33 - 01/20/45	2,984	3,248
6.50%, 07/15/38	27	31
4.00%, 12/15/24 - 07/20/47	15,531	16,314
4.50%, 04/20/26 - 06/20/47	6,614	7,062
2.50%, 09/20/27 - 12/20/46	1,270	1,263
TBA, 3.50%, 01/15/46 - 01/20/46 (f)	20,073	20,761
3.00%, 07/20/46 - 09/20/46	1,516	1,532
3.50%, 12/20/45 - 09/20/46	2,078	2,150
4.00%, 09/20/46	379	398
TBA, 4.00%, 02/15/47 - 01/15/48 (f)	900	938
TBA, 2.50%, 01/15/48 (f)	200	196
TBA, 3.00%, 01/15/48 (f)	14,725	14,862
TBA, 4.50%, 01/15/48 (f)	200	210
		338,852
Municipal 0.8%
Bay Area Toll Authority
6.26%, 04/01/49	200	295
Chicago Transit Authority
6.90%, 12/01/40	200	271
Commonwealth of Massachusetts
4.91%, 05/01/29	300	352
County of Cook, Illinois
6.23%, 11/15/34	100	127
Dallas Convention Center Hotel Development Corp.
7.09%, 01/01/42	200	272
Dallas County Hospital District
5.62%, 08/15/44	300	375
Dallas Independent School District
insured by Texas Permanent School Fund, 6.45%, 02/15/35	300	335
Los Angeles Department of Water & Power
5.72%, 07/01/39	245	323
Los Angeles Unified School District
5.76%, 07/01/29	200	245
Municipal Electric Authority of Georgia
7.06%, 04/01/57	200	246
New Jersey Economic Development Authority
insured by National Public Finance Guarantee Corp., 7.43%, 02/15/29	200	250
New Jersey State Turnpike Authority
7.10%, 01/01/41	250	373
New York City Transitional Finance Authority
5.77%, 08/01/36	260	326
New York City Water & Sewer System
6.01%, 06/15/42	235	331
Ohio State University
4.91%, 06/01/40	200	242
3.80%, 12/01/46	500	517
Port Authority of New York & New Jersey
6.04%, 12/01/29	200	255
4.46%, 10/01/62	300	346

See accompanying Notes to Financial Statements.

148

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
San Diego County Water Authority Financing Corp.
6.14%, 05/01/49	260	367
State of California
7.55%, 04/01/39	300	472
7.30%, 10/01/39	150	224
7.60%, 11/01/40	400	639
State of Connecticut
5.85%, 03/15/32	125	150
State of Illinois
5.10%, 06/01/33	300	300
7.35%, 07/01/35	400	462
State of Texas
5.52%, 04/01/39	200	263
State of Wisconsin
insured by Assured Guaranty Municipal Corp., 5.70%, 05/01/26	500	573
State Public School Building Authority
5.00%, 09/15/27	300	336
		9,267
Sovereign 3.4%
Asian Development Bank
1.88%, 04/12/19 - 08/10/22	1,460	1,453
1.63%, 08/26/20	500	494
1.75%, 06/08/21 - 09/13/22	435	426
2.13%, 03/19/25	200	195
2.38%, 08/10/27	300	294
6.38%, 10/01/28	210	274
Canada Government International Bond
1.63%, 02/27/19	700	698
Chile Government International Bond
3.88%, 08/05/20	100	104
Colombia Government International Bond
8.13%, 05/21/24	400	508
7.38%, 09/18/37	400	540
5.63%, 02/26/44	200	229
Council Of Europe Development Bank
1.63%, 03/10/20	500	495
European Investment Bank
1.25%, 05/15/19	750	743
1.13%, 08/15/19	500	493
1.38%, 06/15/20	340	334
4.00%, 02/16/21	500	527
2.50%, 04/15/21	400	404
2.25%, 03/15/22	240	239
2.38%, 06/15/22	500	500
2.00%, 12/15/22	500	491
1.88%, 03/15/19 - 02/10/25	1,000	978
Export Development Canada
1.75%, 08/19/19	500	498
Export-Import Bank of Korea
2.38%, 08/12/19	200	199
2.25%, 01/21/20	850	842
FMS Wertmanagement AoeR
1.75%, 03/17/20	300	298
Hungary Government International Bond
5.38%, 03/25/24	250	283
7.63%, 03/29/41	250	392
Hydro Quebec
9.40%, 02/01/21	250	299
Inter-American Development Bank
3.88%, 02/14/20	700	727
1.63%, 05/12/20	800	792
2.13%, 01/15/25	500	489
4.38%, 01/24/44	100	122
International Bank for Reconstruction & Development
1.88%, 10/07/19 - 10/07/22	1,670	1,658
2.25%, 06/24/21	750	751
1.38%, 05/24/21 - 09/20/21	240	232
2.13%, 12/13/21	300	299
1.63%, 02/10/22	350	341
7.63%, 01/19/23	300	374
2.50%, 07/29/25	340	341
International Finance Corp.
1.63%, 07/16/20	500	494
1.13%, 07/20/21	500	481
	Shares/Par[1]	Value
Israel Government AID Bond
5.50%, 04/26/24	142	167
Israel Government International Bond
4.00%, 06/30/22	500	529
Italy Government International Bond
6.88%, 09/27/23	450	530
5.38%, 06/15/33	200	235
Japan Bank for International Cooperation
1.88%, 04/20/21	200	196
3.38%, 07/31/23	400	414
2.13%, 02/10/25	250	240
2.25%, 11/04/26	400	383
Japan Finance Organization for Municipalities
4.00%, 01/13/21	300	311
Korea Development Bank
3.38%, 09/16/25	500	505
Kreditanstalt fur Wiederaufbau
1.50%, 02/06/19	750	746
1.75%, 10/15/19	650	647
1.88%, 06/30/20	620	616
2.75%, 09/08/20	500	508
1.63%, 03/15/21	220	216
1.50%, 06/15/21 (b)	665	648
2.63%, 01/25/22	700	709
2.13%, 03/07/22	290	288
2.13%, 06/15/22 (b)	240	238
2.50%, 11/20/24	300	299
2.00%, 05/02/25	680	656
0.00%, 06/29/37 (g)	300	171
Landwirtschaftliche Rentenbank
1.75%, 04/15/19	1,000	998
Mexico Government International Bond
3.50%, 01/21/21	900	931
3.60%, 01/30/25	230	233
8.30%, 08/15/31	300	449
4.75%, 03/08/44	556	561
5.55%, 01/21/45	500	565
4.60%, 01/23/46	250	247
Nordic Investment Bank
1.50%, 08/09/19	300	298
Oesterreichische Kontrollbank AG
1.38%, 02/10/20	250	246
Panama Government International Bond
5.20%, 01/30/20	200	211
6.70%, 01/26/36	400	535
Peru Government International Bond
4.13%, 08/25/27	500	546
6.55%, 03/14/37	250	339
Philippine Government International Bond
6.50%, 01/20/20	400	436
4.20%, 01/21/24	500	543
9.50%, 02/02/30	400	632
Poland Government International Bond
5.00%, 03/23/22	500	548
3.00%, 03/17/23	500	508
Province of British Columbia, Canada
6.50%, 01/15/26	70	87
Province of Manitoba, Canada
3.05%, 05/14/24 (b)	350	357
Province of Ontario, Canada
3.20%, 05/16/24	300	309
Province of Quebec, Canada
7.50%, 07/15/23	100	122
7.13%, 02/09/24	250	308
2.88%, 10/16/24	300	303
Republic of Korea
5.63%, 11/03/25	250	295
Svensk Exportkredit AB
1.88%, 06/17/19	250	249
Uruguay Government International Bond
4.38%, 10/27/27	190	204
4.13%, 11/20/45	200	201
5.10%, 06/18/50	500	556
		41,400

See accompanying Notes to Financial Statements.

149

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
U.S. Government Agency Obligations 1.8%
Federal Home Loan Bank
1.25%, 01/16/19 (h)	400	397
1.63%, 06/14/19 (h)	250	249
1.50%, 10/21/19 (b) (h)	1,000	992
4.13%, 03/13/20 (h)	450	471
1.38%, 05/28/19 - 02/18/21 (h)	1,500	1,483
1.13%, 06/21/19 - 07/14/21 (h)	1,900	1,870
2.88%, 09/13/24 (h)	300	309
5.50%, 07/15/36 (h)	700	964
Federal Home Loan Mortgage Corp.
3.75%, 03/27/19 (h)	480	491
1.75%, 05/30/19 (h)	750	749
1.25%, 08/01/19 (h)	750	742
1.40%, 08/22/19 (h)	500	496
1.38%, 05/01/20 (h)	800	789
1.13%, 08/12/21 (h)	750	724
2.38%, 01/13/22 (h)	500	503
6.75%, 09/15/29 - 03/15/31 (h)	180	256
6.25%, 07/15/32 (h)	900	1,263
Federal National Mortgage Association
1.00%, 04/30/18 (h)	750	749
1.38%, 01/28/19 (h)	1,000	995
0.88%, 08/02/19 (h)	750	738
1.75%, 09/12/19 (h)	700	698
0.00%, 10/09/19 (g) (h)	680	655
1.70%, 01/27/20 (h)	1,500	1,489
1.50%, 06/22/20 (h)	500	494
1.25%, 08/17/21 (h)	500	485
2.63%, 09/06/24 (h)	500	507
7.25%, 05/15/30 (h)	540	790
6.63%, 11/15/30 (h)	631	888
Tennessee Valley Authority
5.25%, 09/15/39	200	272
5.38%, 04/01/56	300	427
		21,935
U.S. Treasury Securities 36.7%
U.S. Treasury Bond
8.13%, 08/15/19	1,500	1,648
8.50%, 02/15/20	1,000	1,137
7.25%, 08/15/22	810	991
6.63%, 02/15/27	1,560	2,102
6.38%, 08/15/27	800	1,073
6.13%, 11/15/27	1,330	1,762
5.38%, 02/15/31	1,560	2,072
4.75%, 02/15/37	810	1,079
3.50%, 02/15/39	2,320	2,647
4.50%, 02/15/36 - 08/15/39	709	921
4.38%, 02/15/38 - 05/15/41	4,123	5,313
3.88%, 08/15/40	1,865	2,246
4.25%, 11/15/40	1,154	1,465
4.75%, 02/15/41	985	1,336
3.13%, 11/15/41 - 08/15/44	4,764	5,115
3.00%, 05/15/42 - 05/15/47	13,820	14,520
3.63%, 08/15/43 - 02/15/44	5,185	6,056
3.75%, 11/15/43	3,530	4,202
3.38%, 05/15/44	2,330	2,612
2.88%, 05/15/43 - 08/15/45	3,805	3,904
2.50%, 02/15/45 - 05/15/46	7,390	7,036
2.25%, 08/15/46	1,890	1,704
2.88%, 11/15/46	2,555	2,620
2.75%, 08/15/42 - 11/15/47	4,613	4,624
U.S. Treasury Note
2.75%, 02/15/19 - 02/15/24	8,114	8,295
3.13%, 05/15/19 - 05/15/21	4,600	4,711
1.25%, 05/31/19 - 07/31/23	17,700	17,323
0.88%, 04/15/19 - 09/15/19	5,075	4,997
1.00%, 03/15/19 - 11/30/19	7,655	7,553
1.00%, 10/15/19 - 11/15/19	4,615	4,543
3.38%, 11/15/19	670	688
1.75%, 09/30/19 - 05/15/23	30,270	29,829
1.38%, 12/15/19	1,435	1,421
1.38%, 07/31/19 - 08/31/23	35,120	34,411
3.63%, 02/15/20 - 02/15/21	5,545	5,778
	Shares/Par[1]	Value
1.50%, 02/28/19 - 08/15/26	27,625	26,997
3.50%, 05/15/20	1,510	1,565
1.63%, 03/31/19 - 05/15/26	44,540	43,616
1.75%, 11/15/20 (b)	1,420	1,412
2.63%, 08/15/20 - 11/15/20	6,076	6,185
1.13%, 01/15/19 - 09/30/21	23,390	22,871
1.25%, 10/31/21	2,300	2,228
1.75%, 11/30/21	1,000	986
1.88%, 12/31/19 - 08/31/24	28,245	27,930
2.00%, 10/31/22 - 11/30/22 (b)	6,060	6,006
1.63%, 10/31/23	3,000	2,896
2.13%, 08/15/21 - 05/15/25	22,315	22,168
2.50%, 05/15/24	3,234	3,270
2.13%, 11/30/24 (b)	1,655	1,633
2.00%, 07/31/20 - 08/15/25	23,935	23,660
2.00%, 12/31/21 - 11/15/26	7,740	7,569
2.38%, 12/31/20 - 05/15/27	7,760	7,776
2.25%, 03/31/21 - 08/15/27	29,381	29,205
2.25%, 11/15/27 (b)	4,300	4,238
		439,945
Total Government And Agency Obligations (cost $859,950)		860,106
SHORT TERM INVESTMENTS 8.3%
Investment Companies 7.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (i) (j)	87,692	87,692
Securities Lending Collateral 1.0%
Securities Lending Cash Collateral Fund LLC, 1.30% (i) (j)	11,656	11,656
Total Short Term Investments (cost $99,348)		99,348
Total Investments 107.8% (cost $1,283,685)		1,294,591
Total Forward Sales Commitments (0.2)% (proceeds $2,947)		(2,940)
Other Assets and Liabilities, Net (7.6)%		(91,237)
Total Net Assets 100.0%		$1,200,414

(a)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $9,545 and 0.8%, respectively.

(b)  All or portion of the security was on loan.

(c)  The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(d)   Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(f)  All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $88,907.

(g)  Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h)   The security is a direct debt of the agency and not collateralized by mortgages.

(i)   Investment in affiliate.

(j)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

150

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
FORWARD SALES COMMITMENTS (0.2%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.2%)
Mortgage-Backed Securities (0.2%)
Federal Home Loan Mortgage Corp.
TBA, 4.50%, 01/15/33 (a)	(120)	$(121)
TBA, 5.00%, 01/15/33 (a)	(100)	(101)
Federal National Mortgage Association
TBA, 4.50%, 01/15/33 (a)	(100)	(101)
TBA, 5.00%, 01/15/48 (a)	(400)	(430)
Government National Mortgage Association
TBA, 5.00%, 01/15/48 (a)	(400)	(433)
TBA, 5.50%, 01/15/48 (a)	(1,600)	(1,754)
Total Government And Agency Obligations (proceeds $2,947)		(2,940)
Total Forward Sales Commitments (0.2%) (proceeds $2,947)		$(2,940)

(a)  All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2017, the total proceeds for investments sold on a delayed delivery basis was $2,947.

JNL/MFS Mid Cap Value Fund
COMMON STOCKS 98.1%
Consumer Discretionary 10.2%
Altice USA Inc. - Class A (a) (b)	115	$2,452
ARAMARK Corp.	149	6,366
AutoZone Inc. (a)	5	3,386
Goodyear Tire & Rubber Co.	159	5,146
HanesBrands Inc. (b)	226	4,721
Harley-Davidson Inc. (b)	117	5,949
Interpublic Group of Cos. Inc.	360	7,262
Limited Brands Inc. (b)	86	5,190
LKQ Corp. (a)	178	7,245
Madison Square Garden Co. - Class A (a)	13	2,822
Michaels Cos. Inc. (a)	178	4,303
Newell Brands Inc.	219	6,764
PVH Corp.	47	6,505
Royal Caribbean Cruises Ltd.	53	6,330
Toll Brothers Inc.	80	3,856
Tractor Supply Co.	75	5,595
Urban Outfitters Inc. (a)	156	5,453
Whirlpool Corp.	48	8,176
		97,521
Consumer Staples 6.9%
Archer-Daniels-Midland Co.	141	5,657
Bunge Ltd.	24	1,626
Cal-Maine Foods Inc. (a) (b)	53	2,373
Coca-Cola European Partners Plc	148	5,880
Coty Inc. - Class A	274	5,455
JM Smucker Co.	54	6,657
Kroger Co.	210	5,773
Molson Coors Brewing Co. - Class B	64	5,293
Pinnacle Foods Inc.	190	11,300
Tesco Plc	858	2,428
TreeHouse Foods Inc. (a)	94	4,666
Tyson Foods Inc. - Class A	105	8,500
		65,608
Energy 7.3%
Cabot Oil & Gas Corp.	286	8,170
Concho Resources Inc. (a)	28	4,166
Energen Corp. (a)	119	6,833
EQT Corp.	101	5,771
Forum Energy Technologies Inc. (a)	237	3,688
Frank's International NV	481	3,196
Hess Corp.	139	6,587
HollyFrontier Corp.	114	5,814
Oil States International Inc. (a)	140	3,967
PDC Energy Inc. (a)	86	4,437
Pioneer Natural Resources Co.	47	8,132
Plains GP Holdings LP - Class A (a)	295	6,484
Superior Energy Services Inc. (a)	304	2,924
		70,169
Financials 23.0%
Annaly Capital Management Inc.	299	3,557
Apollo Global Management LLC - Class A	185	6,208
	Shares/Par[1]	Value
Arthur J Gallagher & Co.	109	6,898
Assurant Inc.	48	4,875
Brighthouse Financial Inc. (a)	31	1,809
Citizens Financial Group Inc.	260	10,907
Comerica Inc.	129	11,157
Discover Financial Services	142	10,900
Element Financial Corp.	473	3,585
Everest Re Group Ltd.	29	6,365
Fifth Third Bancorp	335	10,161
Hanover Insurance Group Inc.	56	6,044
Hartford Financial Services Group Inc.	244	13,726
Huntington Bancshares Inc.	752	10,947
Invesco Ltd.	282	10,320
KeyCorp	618	12,457
Lincoln National Corp.	74	5,717
M&T Bank Corp.	47	8,063
NASDAQ Inc.	141	10,819
Northern Trust Corp.	85	8,447
Raymond James Financial Inc.	93	8,341
SunTrust Banks Inc.	168	10,825
TD Ameritrade Holding Corp.	141	7,213
Unum Group	200	10,959
Validus Holdings Ltd.	90	4,200
Wintrust Financial Corp.	85	6,992
XL Group Ltd.	237	8,337
		219,829
Health Care 6.3%
AmerisourceBergen Corp.	78	7,152
Dentsply Sirona Inc.	81	5,341
Lifepoint Health Inc. (a)	82	4,073
MEDNAX Inc. (a)	63	3,350
Mylan NV (a)	116	4,898
PerkinElmer Inc.	67	4,891
Premier Inc. - Class A (a)	99	2,892
Quest Diagnostics Inc.	66	6,513
Steris Plc	81	7,121
Universal Health Services Inc. - Class B	36	4,082
Zimmer Biomet Holdings Inc.	83	10,043
		60,356
Industrials 13.9%
Alaska Air Group Inc.	58	4,235
Brenntag AG	62	3,912
Clean Harbors Inc. (a)	136	7,360
Deere & Co.	47	7,361
Delta Air Lines Inc.	143	7,996
Eaton Corp. Plc	110	8,704
Harris Corp.	51	7,164
HD Supply Holdings Inc. (a)	143	5,719
ITT Inc.	135	7,215
Kansas City Southern	64	6,749
KBR Inc.	322	6,388
L3 Technologies Inc.	54	10,782
NOW Inc. (a)	244	2,691
Owens Corning Inc.	82	7,517
Regal-Beloit Corp.	68	5,192
Schneider National Inc. - Class B (b)	157	4,492
Sensata Technologies Holding NV (a) (b)	127	6,511
Stanley Black & Decker Inc.	71	12,045
Univar Inc. (a)	220	6,805
WESCO International Inc. (a)	54	3,670
		132,508
Information Technology 10.6%
Amdocs Ltd.	124	8,105
Analog Devices Inc.	94	8,334
Check Point Software Technologies Ltd. (a)	40	4,140
Fidelity National Information Services Inc.	101	9,503
First Data Corp. - Class A (a)	250	4,178
Global Payments Inc.	56	5,642
Keysight Technologies Inc. (a)	142	5,893
Leidos Holdings Inc.	100	6,450
Maxim Integrated Products Inc.	150	7,852
Motorola Solutions Inc.	68	6,111
NCR Corp. (a)	172	5,855
Nice Ltd. - ADR	66	6,109

See accompanying Notes to Financial Statements.

151

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Sabre Corp.	125	2,567
Symantec Corp.	192	5,391
TE Connectivity Ltd.	54	5,143
Verint Systems Inc. (a)	69	2,888
Xerox Corp.	229	6,679
		100,840
Materials 6.7%
Axalta Coating Systems Ltd. (a)	195	6,326
Berry Global Group Inc. (a)	118	6,910
Celanese Corp. - Class A	77	8,257
Eastman Chemical Co.	81	7,515
FMC Corp.	75	7,120
Graphic Packaging Holding Co.	427	6,596
PPG Industries Inc.	64	7,470
RPM International Inc.	152	7,990
Sealed Air Corp.	123	6,073
		64,257
Real Estate 5.5%
Brixmor Property Group Inc.	299	5,572
EPR Properties	76	4,971
Life Storage Inc.	112	9,943
Medical Properties Trust Inc.	637	8,771
Mid-America Apartment Communities Inc.	60	6,005
Realogy Holdings Corp.	126	3,351
Sun Communities Inc.	58	5,424
Washington Prime Group Inc.	438	3,119
Weyerhaeuser Co.	152	5,344
		52,500
Utilities 7.7%
AES Corp.	390	4,224
Ameren Corp.	87	5,133
CMS Energy Corp.	178	8,406
DTE Energy Co.	82	9,019
Eversource Energy	131	8,267
FirstEnergy Corp.	147	4,490
NiSource Inc.	169	4,340
Pinnacle West Capital Corp.	95	8,087
Public Service Enterprise Group Inc.	189	9,749
Sempra Energy	52	5,506
WEC Energy Group Inc.	97	6,446
		73,667
Total Common Stocks (cost $852,055)		937,255
SHORT TERM INVESTMENTS 2.7%
Investment Companies 1.8%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	16,584	16,584
Securities Lending Collateral 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	8,698	8,698
Total Short Term Investments (cost $25,282)		25,282
Total Investments 100.8% (cost $877,337)		962,537
Other Assets and Liabilities, Net (0.8)%		(7,543)
Total Net Assets 100.0%		$954,994

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL Multi-Manager Alternative Fund
COMMON STOCKS 38.4%
Consumer Discretionary 8.3%
Aaron's Inc.	40	$1,594
AMC Networks Inc. - Class A (a)	16	849
AmRest Holdings SE (a)	6	762
Best Buy Co. Inc. (b)	37	2,568
Big Lots Inc.	10	578
BK Brasil Operacao e Assessoria a Restaurantes SA (a)	35	184
CalAtlantic Group Inc.	66	3,715
China Meidong Auto Holdings Ltd.	2,222	695
Clear Channel Outdoor Holdings Inc. - Class A	18	84
	Shares/Par[1]	Value
Cyfrowy Polsat SA	61	434
Dana Holding Corp.	22	720
Deckers Outdoor Corp. (a)	17	1,388
Dillard's Inc. - Class A	17	1,039
DP Eurasia NV (a)	403	1,180
Expedia Inc.	17	2,091
Extended Stay America Inc. - Class B	12	222
Folli Follie SA (a)	28	632
Gap Inc. (b)	78	2,657
H&R Block Inc.	45	1,193
Italiaonline SpA	38	141
JD.com Inc. - Class A - ADR (a)	28	1,152
KB Home	43	1,374
Kohl's Corp. (b)	37	2,012
Lear Corp. (b)	3	495
Liberty Global Plc - Class C (a)	127	2,524
Liberty Interactive Corp. QVC Group - Class A (a)	47	1,140
Liberty Ventures - Class A (a)	6	342
Macy's Inc. (b)	40	1,010
Marriott Vacations Worldwide Corp. (b)	—	61
Mavi Jeans (a)	93	1,419
Michael Kors Holdings Ltd. (a)	22	1,372
Naspers Ltd. - Class N	34	9,338
NVR Inc. (a) (b)	1	2,280
Penn National Gaming Inc. (a)	48	1,491
Pinnacle Entertainment Inc. (a)	8	271
Ralph Lauren Corp. - Class A	14	1,493
Rent-A-Center Inc. (b)	38	420
Royal Caribbean Cruises Ltd. (b)	16	1,932
Scripps Networks Interactive Inc. - Class A (b)	61	5,210
Stars Group Inc. (a)	7	151
Target Corp.	22	1,409
Techtronic Industries Co.	90	589
Time Warner Inc. (b)	165	15,078
Toll Brothers Inc.	18	869
Tribune Media Co. - Class A	7	291
Twenty-First Century Fox Inc. - Class B	70	2,377
Videocon d2h Ltd. - ADR (a) (c)	301	2,858
Vipshop Holdings Ltd. - ADR (a)	43	506
Visteon Corp. (a)	13	1,664
Wolverine World Wide Inc.	12	376
WPP Plc	128	2,322
		86,552
Consumer Staples 1.5%
Almacenes Exito SA	95	530
AMBEV SA - ADR	54	350
Becle SAB de CV (a)	456	732
Clover Industries Ltd.	597	630
Darling Ingredients Inc. (a)	15	272
Eastern Tobacco Co.	53	1,302
Gruma SAB de CV - Class B	36	451
Heineken Holding NV	14	1,358
HRG Group Inc. (a)	81	1,370
KT&G Corp.	10	1,064
Lenta Ltd. - ADR (a) (d)	15	86
Nu Skin Enterprises Inc. - Class A (b)	3	184
Orion Corp. (a)	5	461
Rite Aid Corp. (a)	6	12
Sanderson Farms Inc. (b)	12	1,721
Tongaat Hulett Ltd.	63	583
Unilever NV - CVA	15	831
Varun Beverages Ltd. (c)	88	903
Wal-Mart Stores Inc. (b)	11	1,057
WH Group Ltd.	1,503	1,698
		15,595
Energy 2.5%
Berry Petroleum Co. (a)	2	14
Bumi Armada Bhd (a)	5,258	995
Chesapeake Energy Corp. (a)	68	270
Columbia Pipeline Group Inc. (a) (c) (e) (f)	42	1,063
ConocoPhillips Co. (b)	40	2,201
Devon Energy Corp. (b)	52	2,161
Diamond Offshore Drilling Inc. (a)	48	887
Enerplus Corp.	166	1,622

See accompanying Notes to Financial Statements.

152

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Ensco Plc - Class A (b)	9	54
EP Energy Corp. - Class A (a)	143	338
Gazprom OAO Via Gaz Capital SA - ADR	107	470
Geopark Ltd. (a)	148	1,462
HollyFrontier Corp.	13	681
Kosmos Energy Ltd. (a)	36	244
Lukoil PJSC - ADR	12	700
Marathon Oil Corp. (b)	119	2,021
Marathon Petroleum Corp.	24	1,564
Murphy Oil Corp. (b)	76	2,375
Noble Corp. Plc (a)	102	462
Occidental Petroleum Corp.	5	384
Ophir Energy Plc (a)	428	395
Rosneft OAO - GDR	48	240
Rowan Cos. Plc - Class A (a)	67	1,046
Sanchez Energy Corp. (a)	3	15
Unit Corp. (a)	19	418
Valero Energy Corp. (b)	10	938
Vista Oil & Gas SAB de CV - Class A (a)	34	340
Whiting Petroleum Corp. (a)	47	1,251
YPF SA - Class D - ADR	71	1,638
		26,249
Financials 7.1%
Abu Dhabi Commercial Bank PJSC	354	654
Akbank T.A.S.	354	921
Ally Financial Inc.	80	2,326
American Express Co.	18	1,744
American International Group Inc. (b)	66	3,926
Ameriprise Financial Inc. (b)	13	2,254
Aon Plc - Class A (b)	28	3,765
Assured Guaranty Ltd.	50	1,690
Avista Healthcare Public Acquisition Corp. - Class A (a)	132	1,307
Banco Bradesco SA - ADR	127	1,305
Bank of America Corp. (b)	160	4,707
Bank Rakyat Indonesia Persero Tbk PT	5,815	1,562
Big Rock Acquisition Corp. (a)	61	621
Bison Capital Acquisition Corp. (a)	58	571
Black Ridge Acquisition Corp. (a)	45	432
Bolsa Mexicana de Valores SAB de CV - Class A	599	1,032
CIT Group Inc.	75	3,687
Citigroup Inc. (b)	64	4,742
Citizens Financial Group Inc.	30	1,251
CM Seven Star Acquisition Corp. (a)	131	1,262
Comerica Inc.	12	1,085
Credicorp Ltd.	2	465
Credito Real SAB de CV SOFOM ER	760	951
DBS Group Holdings Ltd.	41	767
Donnelley Financial Solutions Inc. (a)	3	66
Federal Street Acquisition Corp. - Class A (a)	15	141
Fifth Third Bancorp	35	1,065
First American Financial Corp.	2	129
Forum Merger Corp. - Class A (a)	195	1,946
Gentera SAB de CV	515	430
GigCapital Inc. (a)	162	1,620
Groupe Bruxelles Lambert SA	24	2,589
Haci Omer Sabanci Holding A/S	261	767
Hancock Holding Co.	5	248
Inversiones La Construccion SA	25	464
JSE Ltd.	136	1,671
Leucadia National Corp.	130	3,436
Lincoln National Corp. (b)	27	2,068
LPL Financial Holdings Inc.	33	1,871
Modern Media Acquisition Corp. (a)	166	1,630
Nelnet Inc. - Class A	23	1,271
OTP Bank Plc	25	1,036
Pensare Acquisition Corp. (a)	91	880
Qualitas Controladora SAB de CV - Class I (g)	366	680
Remgro Ltd.	24	451
Santander Consumer USA Holdings Inc.	11	210
Sberbank of Russia - ADR (g)	141	2,393
Silver Run Acquisition Corp. II - Class A (a)	67	660
Sul America SA	177	997
Turkiye Garanti Bankasi A/S	124	351
Turkiye Sinai Kalkinma Bankasi A/S	1,231	468
	Shares/Par[1]	Value
Unifin Financiera SAPI de CV SOFOM ENR (g)	174	589
WL Ross Holding Corp. (a) (e)	13	54
WLRS Fund I LLC (a) (c) (e) (h)	—	38
Yapi ve Kredi Bankasi A/S (a)	235	269
Yes Bank Ltd.	117	578
		74,093
Health Care 2.7%
AbbVie Inc.	12	1,112
Aetna Inc. (b)	24	4,252
Alexion Pharmaceuticals Inc. (a)	4	502
Amgen Inc.	3	574
Anthem Inc. (b)	6	1,260
Aurobindo Pharma Ltd.	32	343
Baxter International Inc. (b)	29	1,875
Becton Dickinson & Co.	—	—
Biogen Inc. (a) (b)	7	2,109
Centene Corp. (a)	11	1,120
CIGNA Corp. (b)	10	2,041
Gilead Sciences Inc.	20	1,440
Ionis Pharmaceuticals Inc. (a)	12	604
Mylan NV (a)	62	2,640
Qualicorp SA	205	1,917
Richter Gedeon Nyrt	30	797
Thermo Fisher Scientific Inc.	9	1,663
United Therapeutics Corp. (a) (b)	8	1,198
Vertex Pharmaceuticals Inc. (a) (b)	15	2,255
WellCare Health Plans Inc. (a)	2	483
		28,185
Industrials 4.0%
Air Lease Corp. - Class A	41	1,984
Allison Transmission Holdings Inc. (b)	53	2,287
Arconic Inc. (b)	129	3,502
Boeing Co. (b)	8	2,271
Copa Holdings SA - Class A	11	1,408
Cummins Inc.	8	1,475
Embraer SA - ADR	19	457
Esterline Technologies Corp. (a) (h)	14	1,054
General Electric Co.	60	1,048
Jardine Strategic Holdings Ltd.	17	688
Manpower Inc. (b)	16	2,081
Meggitt Plc	327	2,135
Movida Participacoes SA (a)	564	1,199
MSA Safety Inc.	15	1,202
Nexeo Solutions Inc. (a) (c) (h)	95	869
Orbital ATK Inc. (b)	30	3,933
Owens Corning Inc.	5	469
Regal-Beloit Corp. (b)	23	1,762
Rockwell Collins Inc. (b)	39	5,278
Spirit Aerosystems Holdings Inc. - Class A	2	157
SPX Corp. (a) (b)	19	606
United Rentals Inc. (a)	2	258
United Technologies Corp.	35	4,405
Waberer's International Zrt. (a) (c) (g)	48	878
		41,406
Information Technology 6.1%
Alibaba Group Holding Ltd. - ADS (a)	4	729
Alphabet Inc. - Class A (a)	2	1,950
Alphabet Inc. - Class C (a)	2	1,942
Analog Devices Inc.	27	2,376
Baidu.com - Class A - ADR (a)	11	2,523
Cadence Design Systems Inc. (a) (b)	48	2,016
Cavium Inc. (a)	29	2,454
Cisco Systems Inc.	93	3,563
CommerceHub Inc. - Class C (a)	11	233
Dell Technologies Inc. - Class V (a)	6	463
First Solar Inc. (a)	7	473
HCL Technologies Ltd.	45	623
Hon Hai Precision Industry Co. Ltd.	292	934
HP Inc.	31	660
IAC/InterActiveCorp. (a)	10	1,247
InterDigital Inc.	19	1,454
Jabil Inc.	13	344
Juniper Networks Inc. (b)	39	1,120
Lam Research Corp.	10	1,776

See accompanying Notes to Financial Statements.

153

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Marvell Technology Group Ltd.	11	243
Micron Technology Inc. (a) (b)	57	2,355
Microsoft Corp. (b)	48	4,117
Momo Inc. - ADR (a)	10	233
MoneyGram International Inc. (a)	53	702
NCSoft Corp.	1	306
NetEase.com Inc. - ADR	1	278
NHN Corp.	1	1,141
NXP Semiconductors NV (a)	101	11,768
Oracle Corp. (b)	129	6,084
Pegatron Corp.	355	860
QUALCOMM Inc. (i)	17	1,064
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	11	448
TE Connectivity Ltd.	38	3,571
Tencent Holdings Ltd.	1	31
Teradata Corp. (a) (b)	10	373
Teradyne Inc.	4	180
VeriSign Inc. (a) (b)	3	378
Western Digital Corp.	13	1,066
WNS Holdings Ltd. - ADR (a)	1	44
Yandex NV - Class A (a)	31	1,011
		63,133
Materials 2.8%
Alcoa Corp. (a)	11	570
ALPEK SA de CV - Class I (g)	1,758	2,099
Axalta Coating Systems Ltd. (a)	26	847
Barrick Gold Corp.	6	84
Cemex SAB de CV - ADR (a)	225	1,690
Chemours Co.	7	350
Domtar Corp.	11	545
DowDuPont Inc. (i)	34	2,449
Freeport-McMoRan Inc. - Class B (a) (b)	76	1,443
Huntsman Corp. (b)	137	4,544
Ivanhoe Mines Ltd. - Class A (a)	133	450
Louisiana-Pacific Corp. (a)	59	1,557
Lundin Mining Corp.	124	824
MMC Norilsk Nickel - ADR	37	692
Monsanto Co.	43	4,965
Newmont Mining Corp.	2	71
Norbord Inc.	18	605
Owens-Illinois Inc. (a)	107	2,366
Petra Diamonds Ltd. (a)	671	708
Syrah Resources Ltd. (a) (g)	128	453
Teck Resources Ltd. - Class B	30	796
Titan Cement Co. SA	20	539
Valencia Bidco LLC (a) (j)	188	337
		28,984
Real Estate 1.6%
Aliansce Shopping Centers SA (a)	105	569
American Tower Corp.	14	2,012
Atrium European Real Estate Ltd.	277	1,382
CoreCivic Inc.	53	1,193
Coresite Realty Corp.	18	2,039
DCT Industrial Trust Inc.	16	923
Emaar Malls Group PJSC	1,786	1,035
Equity Lifestyle Properties Inc.	23	2,012
GGP Inc.	106	2,471
JBG Smith Properties	6	195
ProLogis Inc. (b)	8	510
Realogy Holdings Corp.	22	594
SBA Communications Corp. (a)	12	1,879
		16,814
Telecommunication Services 0.7%
Bharti Airtel Ltd.	51	423
CenturyLink Inc.	62	1,034
China Mobile Ltd. - ADR	17	884
Jasmine Broadband Internet Infrastructure Fund	2,575	964
KT Corp. - ADR	103	1,613
LG Uplus Corp.	88	1,155
Mobile Telesystems PJSC - ADR	49	500
VEON Ltd. - ADR	154	592
		7,165
	Shares/Par[1]	Value
Utilities 1.1%
AES Tiete Energia SA	200	769
Calpine Corp. (a) (b)	258	3,906
Cia de Saneamento Basico do Estado de Sao Paulo	116	1,196
Dynegy Inc. (a) (b)	173	2,055
Eneva SA (a)	56	234
Gujarat State Petronet Ltd.	275	985
Pampa Energia SA - ADR (a)	16	1,104
SPCG PCL	1,107	745
		10,994
Total Common Stocks (cost $359,427)		399,170
PREFERRED STOCKS 1.1%
Consumer Discretionary 0.1%
Porsche Automobil Holding SE (k)	13	1,100
Energy 0.1%
Berry Petroleum Co. (a)	—	—
Berry Petroleum Corp. - Series A (a)	2	20
Sanchez Energy Corp., 6.50% (k) (l)	9	171
Sanchez Energy Corp. - Series A, 4.88% (k) (l)	11	208
Surgutneftegas OAO	330	161
		560
Financials 0.3%
Itau Unibanco Holding SA (k)	47	610
Mandatory Exchangeable Trust, 5.19%, 12/01/20 (b) (k)	6	616
Sberbank of Russia	154	502
Virtus Investment Partners Inc. - Series D, 7.25%, 02/01/20 (b) (k)	8	849
		2,577
Information Technology 0.5%
Samsung Electronics Co. Ltd.	3	5,667
Real Estate 0.1%
Colony NorthStar Inc. - Series E, 8.75%, (callable at 25 beginning 05/15/19) (l)	24	626
Colony NorthStar Inc. - Series B, 8.25%, (callable at 25 beginning 02/05/18) (l)	20	515
		1,141
Utilities 0.0%
Cia De Transmissao De ENE-PF	16	327
Total Preferred Stocks (cost $9,599)		11,372
RIGHTS 0.0%
Bison Capital Acquisition Corp. (a)	58	22
Black Ridge Acquisition Corp. (a)	45	13
CM Seven Star Acquisition Corp. (a)	131	42
Modern Media Acquisition Corp. (a)	166	65
Nexstar Broadcasting Inc. (a) (j)	127	13
Pensare Acquisition Corp. (a)	91	40
Total Rights (cost $167)		195
WARRANTS 0.0%
Bison Capital Acquisition Corp. (a)	29	10
Black Ridge Acquisition Corp. (a)	45	15
CM Seven Star Acquisition Corp. (a)	65	19
Federal Street Acquisition Corp. (a)	7	8
Modern Media Acquisition Corp. (a)	83	42
Pensare Acquisition Corp. (a)	46	25
TORM A/S (a) (e)	4	1
Urbi Desarrollos Urbanos SAB de CV (a) (e)	14	23
Vista Oil & Gas SAB de CV (a)	32	9
Total Warrants (cost $165)		152
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.9%
Aames Mortgage Investment Trust
Series 2005-M6-1, REMIC, 2.86%, (1M US LIBOR + 1.31%), 06/25/35 (m)	380	292
American Airlines Pass-Through Trust
Series 2013-B-2, 5.60%, 07/15/20 (d)	141	146
Applebee's Funding LLC
Series 2014-A2-1, 4.28%, 09/05/21 (d)	549	534
Avis Budget Rental Car Funding AESOP LLC
Series 2017-A-2A, 2.97%, 03/20/23 (d)	230	230

See accompanying Notes to Financial Statements.

154

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Banc of America Funding Trust
Series 2015-9A2-R2, REMIC, 1.74%, 07/27/27 (d) (m)	1,097	764
Chevy Chase Funding LLC Mortgage Backed-Certificates
Series 2004-B1-2A, REMIC, 1.72%, 05/25/35 (d) (m)	434	336
CHL Mortgage Pass-Through Trust
Series 2005-2A1-9, REMIC, 1.99%, (1M US LIBOR + 0.44%), 05/25/35 (m)	65	52
CIT Mortgage Loan Trust
Series 2007-1M1-1, REMIC, 3.05%, (1M US LIBOR + 1.50%), 02/25/23 (d) (m)	600	593
Citicorp Residential Mortgage Trust
Series 2007-M1-1, REMIC, 5.51%, 03/25/37 (n)	370	383
Conseco Financial Corp.
Series 1996-M1-4, REMIC, 7.75%, 06/15/27	413	424
Countrywide Asset-Backed Certificates
Series 2003-3A-2, REMIC, 2.05%, (1M US LIBOR + 0.50%), 08/26/33 (m)	199	190
Countrywide Home Equity Loan Trust
Series 2004-1A-B, 1.70%, (1M US LIBOR + 0.22%), 02/15/29 (m)	247	231
Fannie Mae Connecticut Avenue Securities
Series 2015-2M2-C03, 6.55%, (1M US LIBOR + 5.00%), 07/25/25 (d) (m)	160	176
Series 2016-1M2-C04, 5.80%, (1M US LIBOR + 4.25%), 01/25/29 (d) (m)	260	292
Series 2017-1M2-C01, 5.10%, (1M US LIBOR + 3.55%), 07/25/29 (d) (m)	530	570
Series 2017-1B1-C01, 7.30%, (1M US LIBOR + 5.75%), 07/25/29 (d) (m)	270	314
First Horizon Mortgage Pass-Through Trust
Series 2005-B1-AR1, REMIC, 3.21%, 04/25/35 (m)	529	418
GreenPoint Mortgage Funding Trust
Series 2005-2A1-AR5, REMIC, 2.11%, (1M US LIBOR + 0.28%), 11/25/45 (m)	614	455
Hertz Vehicle Financing II LP
Series 2015-B-1A, 3.52%, 03/25/21 (d)	210	209
Hertz Vehicle Financing LLC
Series 2016-C-1A, 4.75%, 03/25/19 (d)	350	350
Series 2017-B-1A, 3.56%, 10/25/20 (d)	370	368
Series 2017-C-1A, 5.27%, 10/25/20 (d)	250	253
IndyMac IMSC Mortgage Loan Trust
Series 2007-A22-HOA1, REMIC, 1.73%, (1M US LIBOR + 0.18%), 07/25/37 (m)	365	268
Miran Mid-Atlantic Pass-Through Trust
Series 2001-C, 10.06%, 12/30/28	136	137
Nelnet Student Loan Trust
Series 2008-A4-4, 2.85%, (3M US LIBOR + 1.48%), 04/25/24 (m)	141	142
RAMP Trust
Series 2006-M1-RZ3, REMIC, 1.90%, (1M US LIBOR + 0.35%), 08/25/36 (m)	350	342
RBSSP Resecuritization Trust
Series 2010-6A2-4, REMIC, 5.83%, 02/26/36 (d) (n)	391	375
SLM Student Loan Trust
Series 2008-A4-6, 2.47%, (3M US LIBOR + 1.10%), 07/25/23 (m)	170	172
Series 2008-A4-5, 3.07%, (3M US LIBOR + 1.70%), 07/25/23 (m)	117	121
Total Non-U.S. Government Agency Asset-Backed Securities (cost $8,714)		9,137
CORPORATE BONDS AND NOTES 19.4%
Consumer Discretionary 3.0%
1011778 B.C. Unlimited Liability Co.
5.00%, 10/15/25 (d)	70	71
Altice SA
7.75%, 05/15/22 (d)	1,110	1,094
Amazon.com Inc.
4.95%, 12/05/44	40	48
4.05%, 08/22/47 (d)	670	719
4.25%, 08/22/57 (d)	930	1,015
	Shares/Par[1]	Value
American Axle & Manufacturing Inc.
6.63%, 10/15/22	80	83
Carriage Services Inc.
2.75%, 03/15/21 (b) (k)	685	854
CCO Holdings LLC
5.38%, 05/01/25 (d)	70	71
5.75%, 02/15/26 (d)	50	52
5.13%, 05/01/27 (d)	1,800	1,773
Cequel Communications Escrow I LLC
6.38%, 09/15/20 (d)	398	404
Cequel Communications Holdings I LLC
5.13%, 12/15/21 (d)	1,207	1,209
Charter Communications Operating LLC
4.20%, 03/15/28	110	109
6.83%, 10/23/55	380	456
Churchill Downs Inc.
4.75%, 01/15/28	1,227	1,220
CRC Escrow Issuer LLC
5.25%, 10/15/25 (d)	2,124	2,143
CSC Holdings LLC
5.25%, 06/01/24	910	896
DISH DBS Corp.
4.25%, 04/01/18	1,105	1,109
7.88%, 09/01/19	50	53
6.75%, 06/01/21	50	53
DISH Network Corp.
2.38%, 03/15/24 (b) (d) (k)	254	243
Dollar Tree Inc.
5.75%, 03/01/23	100	105
Goodyear Tire & Rubber Co.
5.13%, 11/15/23	20	21
5.00%, 05/31/26	110	113
Great Canadian Gaming Corp.
6.63%, 07/25/22, CAD (d)	2,590	2,141
Hanesbrands Inc.
4.63%, 05/15/24 (d)	80	82
Horizon Global Corp.
2.75%, 07/01/22 (b) (k)	912	871
Liberty Interactive LLC
4.00%, 11/15/29 (b) (k)	1,548	1,067
Liberty Media Corp.
1.00%, 01/30/23 (b) (d) (k)	458	513
3.75%, 02/15/30 (b) (k)	441	304
LTF Merger Sub Inc.
8.50%, 06/15/23	560	591
Masaria Investments SAU
5.25%, (3M EU EURIBOR + 5.25%), 09/15/24, EUR (m)	1,410	1,684
MGM Resorts International
6.63%, 12/15/21	530	582
Myriad International Holdings BV
4.85%, 07/06/27 (d)	350	362
Netflix Inc.
5.50%, 02/15/22	30	32
5.88%, 02/15/25	80	85
3.63%, 05/15/27, EUR	260	314
Numericable - SFR SA
7.38%, 05/01/26 (d)	1,224	1,253
Numericable Group SA
6.00%, 05/15/22 (d)	1,060	1,074
6.25%, 05/15/24 (d)	200	200
Schaeffler Verwaltung Zwei GmbH
4.75%, 09/15/26 (d) (o)	200	203
Scientific Games International Inc.
10.00%, 12/01/22	749	823
Shea Homes LP
6.13%, 04/01/25 (d)	110	115
Tesla Inc.
2.38%, 03/15/22 (b) (k)	1,454	1,692
Time Inc.
5.75%, 04/15/22 (d)	1,178	1,229
Time Warner Cable Inc.
7.30%, 07/01/38	20	25
Tribune Media Co.
5.88%, 07/15/22	87	90

See accompanying Notes to Financial Statements.

155

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Unitymedia GmbH
3.75%, 01/15/27, EUR	130	159
Wayfair Inc.
0.38%, 09/01/22 (b) (k)	459	481
WMG Acquisition Corp.
6.75%, 04/15/22 (d)	1,160	1,213
		31,099
Consumer Staples 0.3%
BAT Capital Corp.
3.56%, 08/15/27 (d)	220	220
4.54%, 08/15/47 (d)	210	221
Constellation Brands Inc.
4.75%, 11/15/24	90	99
Cott Holdings Inc.
5.50%, 04/01/25 (d)	40	41
Herbalife Ltd.
2.00%, 08/15/19 (b) (k)	459	460
Kraft Heinz Foods Co.
4.13%, 07/01/27, GBP	280	423
5.20%, 07/15/45	60	66
Lamb Weston Holdings Inc.
4.88%, 11/01/26 (d)	40	42
Pilgrim's Pride Corp.
5.75%, 03/15/25 (d)	570	588
5.88%, 09/30/27 (d)	590	607
Post Holdings Inc.
5.50%, 03/01/25 (d)	405	420
Rite Aid Corp.
6.75%, 06/15/21	135	134
		3,321
Energy 1.8%
Alta Mesa Holdings LP
7.88%, 12/15/24	222	244
Anadarko Petroleum Corp.
3.45%, 07/15/24	50	50
5.55%, 03/15/26	80	90
4.50%, 07/15/44	70	69
Apache Corp.
4.75%, 04/15/43	490	507
Blue Racer Midstream LLC
6.13%, 11/15/22 (d)	110	114
Calfrac Holdings LP
7.50%, 12/01/20 (d)	160	157
Chesapeake Energy Corp.
5.75%, 03/15/23	160	148
8.00%, 01/15/25 (d)	380	383
CITGO Holding Inc.
10.75%, 02/15/20 (d)	1,690	1,808
CONSOL Energy Inc.
8.00%, 04/01/23	500	534
DCP Midstream LLC
6.75%, 09/15/37 (d)	110	120
DCP Midstream LP
7.37%, (callable at 100 beginning 12/15/22) (l)	920	913
Devon Energy Corp.
5.85%, 12/15/25	190	222
5.00%, 06/15/45	50	56
Ecopetrol SA
5.88%, 09/18/23 - 05/28/45	470	502
4.13%, 01/16/25	370	373
5.38%, 06/26/26	320	346
Ensco Plc
8.00%, 01/31/24	37	37
EP Energy LLC
6.38%, 06/15/23	180	97
Exxon Mobil Corp.
4.11%, 03/01/46	130	144
FTS International Inc.
9.09%, (3M US LIBOR + 7.50%), 06/15/20 (d) (m)	928	948
Genesis Energy LP
6.75%, 08/01/22	110	114
Green Plains Inc.
3.25%, 10/01/18 (b) (k)	2,110	2,290
	Shares/Par[1]	Value
4.13%, 09/01/22 (b) (k)	681	640
Gulfport Energy Corp.
6.38%, 05/15/25	314	316
Halliburton Co.
3.80%, 11/15/25	110	114
4.85%, 11/15/35	150	166
Kerr-McGee Corp.
6.95%, 07/01/24	120	142
Kinder Morgan Energy Partners LP
3.50%, 09/01/23	60	60
4.25%, 09/01/24	60	62
Kinder Morgan Inc.
5.30%, 12/01/34	40	43
MEG Energy Corp.
7.00%, 03/31/24 (d)	70	59
MPLX LP
4.88%, 12/01/24 - 06/01/25	220	236
Oasis Petroleum Inc.
6.88%, 03/15/22	70	72
Occidental Petroleum Corp.
4.63%, 06/15/45	60	68
4.40%, 04/15/46	20	22
4.10%, 02/15/47	90	95
Paramount Resources Ltd.
6.88%, 06/30/23 (d)	190	202
Parsley Energy LLC
5.63%, 10/15/27 (d)	594	603
PBF Holding Co. LLC
7.25%, 06/15/25	338	355
Petroleos Mexicanos
6.38%, 01/23/45	390	392
QEP Resources Inc.
5.25%, 05/01/23	30	30
Range Resources Corp.
5.88%, 07/01/22	50	52
4.88%, 05/15/25	100	98
Rockies Express Pipeline LLC
5.63%, 04/15/20 (d)	100	105
6.88%, 04/15/40 (d)	110	123
RSP Permian Inc.
6.63%, 10/01/22	20	21
Sanchez Energy Corp.
7.75%, 06/15/21	200	190
6.13%, 01/15/23	1,010	855
Schlumberger Holdings Corp.
4.00%, 12/21/25 (d)	280	294
Seven Generations Energy Ltd.
5.38%, 09/30/25 (d)	300	304
Shelf Drilling Holdings Ltd.
9.50%, 11/02/20 (d)	45	46
Southwestern Energy Co.
7.50%, 04/01/26	290	308
7.75%, 10/01/27	290	309
Summit Midstream Holdings LLC
5.50%, 08/15/22	30	30
Targa Resources Partners LP
4.25%, 11/15/23	170	168
6.75%, 03/15/24	100	107
Teine Energy Ltd.
6.88%, 09/30/22 (d)	60	62
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	170	218
Whiting Petroleum Corp.
5.00%, 03/15/19	384	393
6.25%, 04/01/23	230	236
Williams Cos. Inc.
8.75%, 03/15/32	140	184
WPX Energy Inc.
8.25%, 08/01/23	170	193
YPF SA
6.95%, 07/21/27 (d)	562	597
		18,836

See accompanying Notes to Financial Statements.

156

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Financials 5.0%
ABN AMRO Bank NV
5.75%, (callable at 100 beginning 09/22/20), EUR (l)	600	786
ACE INA Holdings Inc.
4.35%, 11/03/45	120	136
AerCap Ireland Capital Ltd.
4.63%, 07/01/22	150	159
Ally Financial Inc.
8.00%, 11/01/31	20	26
Altice Financing SA
6.63%, 02/15/23 (d)	200	209
7.50%, 05/15/26 (d)	210	224
AmTrust Financial Services Inc.
2.75%, 12/15/44 (b) (k)	474	342
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26	270	279
4.90%, 02/01/46	80	93
Aston Martin Capital Holdings Ltd.
6.50%, 04/15/22 (d)	790	832
BAC Capital Trust XIV
4.00%, (3M US LIBOR + 0.40%), (callable at 100 beginning 01/22/18) (l) (m)	1,540	1,401
Banco Bilbao Vizcaya Argentaria SA
6.13%, (callable at 100 beginning 11/16/27) (k) (l)	200	207
8.88%, (callable at 100 beginning 04/14/21), EUR (l)	200	285
Banco Mercantil del Norte SA
6.87%, (callable at 100 beginning 07/06/22) (d) (l)	200	211
7.63%, (callable at 100 beginning 01/10/28) (d) (l)	200	220
Bank of America Corp.
6.10%, (callable at 100 beginning 03/17/25) (l)	50	55
6.25%, (callable at 100 beginning 09/05/24) (l)	250	276
4.25%, 10/22/26	280	295
Barclays Bank Plc
7.63%, 11/21/22	200	226
Barclays Plc
8.00%, (callable at 100 beginning 12/15/20), EUR (k) (l)	500	690
BNP Paribas SA
6.12%, (callable at 100 beginning 06/17/22), EUR (l)	260	361
7.37%, (callable at 100 beginning 08/19/25) (d) (l)	200	231
BPCE SA
2.75%, 11/30/27, EUR (m)	500	648
Citigroup Inc.
5.95%, (callable at 100 beginning 05/15/25) (l)	2,030	2,162
4.60%, 03/09/26	210	223
4.45%, 09/29/27	200	211
8.13%, 07/15/39	51	82
5.30%, 05/06/44	170	201
Compass Bank
3.88%, 04/10/25	280	280
Cowen Inc.
3.00%, 12/15/22 (b) (k)	1,188	1,221
Credit Agricole SA
6.50%, (callable at 100 beginning 06/23/21), EUR (l)	250	339
8.12%, (callable at 100 beginning 12/23/25) (d) (l)	200	240
Credit Suisse Group Funding Guernsey Ltd.
4.88%, 05/15/45	300	345
DAE Funding LLC
4.50%, 08/01/22 (d)	340	334
5.00%, 08/01/24 (d)	330	324
Danske Bank A/S
5.87%, (callable at 100 beginning 04/06/22), EUR (l)	460	627
DEA Finance SA
7.50%, 10/15/22, EUR	381	511
Diamond 1 Finance Corp.
3.48%, 06/01/19 (c) (h)	300	304
4.42%, 06/15/21 (d)	240	250
Element Financial Corp.
5.13%, 06/30/19, CAD (b) (k)	1,772	1,427
4.25%, 06/30/20, CAD (b) (k)	1,505	1,197
	Shares/Par[1]	Value
Encore Capital Group Inc.
3.25%, 03/15/22 (b) (d) (k)	1,720	1,926
EZCORP Inc.
2.13%, 06/15/19 (b) (k) (n)	797	815
2.88%, 07/01/24 (b) (d) (k)	916	1,275
Forest City Enterprises Inc.
4.25%, 08/15/18 (b) (k)	1,105	1,292
3.63%, 08/15/20 (b) (k)	596	676
General Electric Capital Corp.
5.88%, 01/14/38	100	129
Glencore Funding LLC
2.88%, 04/16/20 (d)	100	100
Goldman Sachs Capital II
4.00%, (3M US LIBOR + 0.77%), (callable at 100 beginning 02/05/18) (l) (m)	18	16
Goldman Sachs Capital III
4.00%, (3M US LIBOR + 0.77%), (callable at 100 beginning 02/05/18) (l) (m)	13	11
Goldman Sachs Group Inc.
4.25%, 10/21/25	70	73
6.75%, 10/01/37	190	254
5.15%, 05/22/45	490	570
4.75%, 10/21/45	60	69
Granite Point Mortgage Trust Inc.
5.63%, 12/01/22 (b) (d) (k)	457	455
HCI Group Inc.
4.25%, 03/01/37 (b) (d) (k)	252	216
Hercules Capital Inc.
4.38%, 02/01/22 (b) (d) (k)	423	432
HSBC Holdings Plc
6.37%, (callable at 100 beginning 09/17/24) (k) (l)	200	214
4.30%, 03/08/26	200	213
IAC FinanceCo Inc.
0.88%, 10/01/22 (b) (d) (k)	91	96
ING Groep NV
2.50%, 02/15/29, EUR (m)	300	383
Intesa Sanpaolo SpA
7.00%, (callable at 100 beginning 01/19/21), EUR (l)	500	664
IPD 3 BV
4.50%, 07/15/22, EUR	780	976
Itau Unibanco Holding SA
6.13%, (callable at 100 beginning 12/12/22) (d) (l)	240	242
KBC Group NV
1.88%, 03/11/27, EUR (m)	300	372
KCA Deutag UK Finance Plc
9.88%, 04/01/22 (d)	597	633
Petrobras Global Finance BV
4.38%, 05/20/23	450	447
5.30%, 01/27/25 (d)	240	241
8.75%, 05/23/26	400	477
7.38%, 01/17/27	472	520
6.00%, 01/27/28 (d)	50	50
5.63%, 05/20/43	320	286
7.25%, 03/17/44	123	128
6.85%, 06/05/15	640	616
Petrobras International Finance Co.
6.75%, 01/27/41	140	140
Portfolio Recovery Associates Inc.
3.00%, 08/01/20 (b) (k)	364	347
PRA Group Inc.
3.50%, 06/01/23 (b) (d) (k)	786	782
Quicken Loans Inc.
5.75%, 05/01/25 (d)	80	83
Redwood Trust Inc.
4.75%, 08/15/23 (b) (k)	629	608
Royal Bank of Scotland Group Plc
5.13%, 05/28/24	1,930	2,046
RWT Holdings Inc.
5.63%, 11/15/19 (b) (k)	1,109	1,129
Societe Generale SA
2.50%, 09/16/26, EUR (m)	500	636
Solera LLC
10.50%, 03/01/24 (d)	1,590	1,794

See accompanying Notes to Financial Statements.

157

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Standard Chartered Plc
5.70%, 03/26/44 (d)	200	241
Stichting AK Rabobank Certificaten
6.50%, EUR (l) (n)	1,046	1,554
Teachers Insurance & Annuity Association of America
4.90%, 09/15/44 (d)	300	344
Telenet Finance Luxembourg SARL
5.50%, 03/01/28 (d)	1,000	1,001
UBS Group AG
5.75%, (callable at 100 beginning 02/19/22), EUR (l)	200	273
7.00%, (callable at 100 beginning 02/19/25) (l)	200	227
UniCredit SpA
6.62%, (callable at 100 beginning 06/03/23), EUR (l)	890	1,159
Vantiv LLC
3.88%, 11/15/25, GBP (d)	880	1,206
4.38%, 11/15/25 (d)	340	344
Virgin Media Receivables Financing Notes I DAC
5.50%, 09/15/24, GBP	1,620	2,201
Wachovia Capital Trust III
5.57%, (3M US LIBOR + 0.93%), (callable at 100 beginning 02/05/18) (l) (m)	2,035	2,043
Walter Investment Management Corp.
0.00%, 11/01/19 (a) (k) (p)	200	20
0.00%, 12/15/21 (a) (p)	200	121
Wells Fargo & Co.
5.87%, (callable at 100 beginning 06/15/25) (l)	101	112
3.55%, 09/29/25	120	123
4.30%, 07/22/27	290	308
4.65%, 11/04/44	120	131
4.40%, 06/14/46	180	190
		52,500
Health Care 2.9%
Acadia HealthCare Co. Inc.
5.63%, 02/15/23	600	611
Actavis Funding SCS
4.55%, 03/15/35	10	11
Allscripts Healthcare Solutions Inc.
1.25%, 07/01/20 (b) (k)	456	488
Amicus Therapeutics Inc.
3.00%, 12/15/23 (b) (d) (k)	1,405	3,498
Becton Dickinson & Co.
3.70%, 06/06/27	400	403
BioMarin Pharmaceutical Inc.
0.60%, 08/01/24 (b) (k)	456	455
Cardinal Health Inc.
3.41%, 06/15/27	110	108
Catholic Health Initiatives
4.35%, 11/01/42	180	174
Centene Corp.
4.75%, 01/15/25	130	132
DaVita HealthCare Partners Inc.
5.75%, 08/15/22	50	51
5.13%, 07/15/24	10	10
Dermira Inc.
3.00%, 05/15/22 (b) (d) (k)	506	556
DexCom Inc.
0.75%, 05/15/22 (b) (d) (k)	229	216
DJO Finco LLC
8.13%, 06/15/21 (d)	300	281
Flexion Therapeutics Inc.
3.38%, 05/01/24 (b) (d) (k)	435	529
Fresenius Medical Care US Finance Inc.
5.75%, 02/15/21 (d)	150	162
HCA Inc.
5.88%, 05/01/23	580	622
5.38%, 02/01/25	40	42
5.25%, 06/15/26	10	11
4.50%, 02/15/27	20	20
Impax Laboratories Inc.
2.00%, 06/15/22 (b) (k)	1,484	1,428
Innoviva Inc.
2.50%, 08/15/25 (b) (d) (k)	394	418
	Shares/Par[1]	Value
Insulet Corp.
1.38%, 11/15/24 (b) (d) (k)	459	464
Invacare Corp.
5.00%, 02/15/21 (b) (k)	1,286	1,589
Medicines Co.
2.75%, 07/15/23 (b) (k)	441	405
Neurocrine Biosciences Inc.
2.25%, 05/15/24 (b) (d) (k)	826	1,051
Nipro Corp.
0.00%, 01/29/21, JPY (b) (k) (q)	60,000	638
Pacira Pharmaceuticals Inc.
2.38%, 04/01/22 (b) (d) (k)	183	191
PDL BioPharma Inc.
2.75%, 12/01/21 (b) (k)	883	861
Quidel Corp.
3.25%, 12/15/20 (b) (k)	529	797
Radius Health Inc.
3.00%, 09/01/24 (b) (k)	1,397	1,308
RegionalCare Hospital Partners Holdings Inc.
8.25%, 05/01/23 (d)	841	890
Sarepta Therapeutics Inc.
1.50%, 11/15/24 (b) (d) (k)	459	493
Sucampo Pharmaceuticals Inc.
3.25%, 12/15/21 (k)	367	446
Teladoc Inc.
3.00%, 12/15/22 (b) (d) (k)	459	516
Tenet Healthcare Corp.
7.50%, 01/01/22 (d)	760	802
8.13%, 04/01/22	420	428
Teva Pharmaceutical Finance III BV
3.15%, 10/01/26	70	58
THC Escrow Corp. III
5.13%, 05/01/25 (d)	650	639
7.00%, 08/01/25 (d)	240	227
Theravance Inc.
2.13%, 01/15/23 (b) (k)	1,251	1,251
Universal Hospital Services Inc.
7.63%, 08/15/20	40	40
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (d)	43	43
7.50%, 07/15/21 (d)	150	153
6.75%, 08/15/21 (d)	290	293
6.50%, 03/15/22 (d)	30	32
5.88%, 05/15/23 (d)	780	725
7.00%, 03/15/24 (d)	337	362
6.13%, 04/15/25 (d)	1,630	1,498
5.50%, 03/01/23 - 11/01/25 (d)	800	801
9.00%, 12/15/25 (d)	618	644
Wright Medical Group Inc.
2.00%, 02/15/20 (b) (k)	912	932
Wright Medical Group NV
2.25%, 11/15/21 (b) (k)	1,117	1,363
		30,166
Industrials 1.4%
ADT Corp.
3.50%, 07/15/22	835	824
Aerojet Rocketdyne Holdings Inc.
2.25%, 12/15/23 (b) (k)	906	1,248
Air Transport Services Group Inc.
1.13%, 10/15/24 (b) (k)	367	377
Atlas Air Worldwide Holdings Inc.
1.88%, 06/01/24 (b) (k)	454	538
BlueLine Rental Finance Corp.
9.25%, 03/15/24 (d)	1,114	1,186
Bombardier Inc.
7.75%, 03/15/20 (d)	102	110
5.75%, 03/15/22 (d)	100	98
6.00%, 10/15/22 (d)	100	98
6.13%, 01/15/23 (d)	200	196
7.50%, 03/15/25 (d)	400	404
Chart Industries Inc.
1.00%, 11/15/24 (b) (d) (k)	229	240
Greenbrier Cos. Inc.
2.88%, 02/01/24 (b) (d) (k)	206	246

See accompanying Notes to Financial Statements.

158

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
International Lease Finance Corp.
6.25%, 05/15/19	80	84
Kaman Corp.
3.25%, 05/01/24 (b) (d) (k)	1,103	1,230
KAR Auction Services Inc.
5.13%, 06/01/25 (d)	830	851
Mirait Holdings Corp.
0.00%, 12/30/21, JPY (b) (k) (q)	40,000	452
Navistar International Corp.
4.50%, 10/15/18 (b) (k)	975	1,000
4.75%, 04/15/19 (b) (k)	975	1,055
Ope Kag Finance Sub Inc.
7.88%, 07/31/23 (d)	1,102	1,141
Park Aerospace Holdings Ltd.
5.25%, 08/15/22 (d)	50	50
5.50%, 02/15/24 (d)	70	70
Trinity Industries Inc.
3.88%, 06/01/36 (b) (k)	911	1,443
United Rentals North America Inc.
5.75%, 11/15/24	120	126
5.88%, 09/15/26	70	75
4.88%, 01/15/28	927	932
XPO CNW Inc.
6.70%, 05/01/34	90	91
		14,165
Information Technology 1.5%
Blackboard Inc.
9.75%, 10/15/21 (d)	816	743
CalAmp Corp.
1.63%, 05/15/20 (b) (k)	912	964
Carbonite Inc.
2.50%, 04/01/22 (b) (d) (k)	769	935
Cypress Semiconductor Corp.
4.50%, 01/15/22 (b) (k)	772	1,014
2.00%, 02/01/23 (b) (d) (k)	413	426
Everbridge Inc.
1.50%, 11/01/22 (b) (k)	749	829
FireEye Inc.
1.63%, 06/01/35 (b) (k)	428	393
HubSpot Inc.
0.25%, 06/01/22 (b) (d) (k)	322	370
II-VI Inc.
0.25%, 09/01/22 (b) (d) (k)	647	779
Inphi Corp.
1.13%, 12/01/20 (b) (k)	456	529
InterDigital Inc.
1.50%, 03/01/20 (b) (k)	365	435
Knowles Corp.
3.25%, 11/01/21 (b) (k)	837	927
Microchip Technology Inc.
1.63%, 02/15/27 (b) (d) (k)	850	997
2.25%, 02/15/37 (b) (d) (k)	159	187
Micron Technology Inc.
3.00%, 11/15/43 (b) (k)	456	659
Microsoft Corp.
3.30%, 02/06/27	190	196
3.70%, 08/08/46	90	94
ON Semiconductor Corp.
1.63%, 10/15/23 (b) (d) (k)	230	284
OSI Systems Inc.
1.25%, 09/01/22 (b) (d) (k)	322	290
Rambus Inc.
1.38%, 02/01/23 (b) (d) (k)	888	891
ServiceNow Inc.
0.00%, 06/01/22 (b) (d) (k) (q)	218	250
Silicon Laboratories Inc.
1.38%, 03/01/22 (b) (d) (k)	133	154
Square Inc.
0.38%, 03/01/22 (b) (d) (k)	222	362
ViaSat Inc.
5.63%, 09/15/25 (d)	1,232	1,243
Viavi Solutions Inc.
1.00%, 03/01/24 (b) (d) (k)	367	362
	Shares/Par[1]	Value
Weibo Corp.
1.25%, 11/15/22 (b) (d) (k)	475	523
Workday Inc.
0.25%, 10/01/22 (b) (d) (k)	458	454
Zillow Group Inc.
2.00%, 12/01/21 (b) (k)	320	350
		15,640
Materials 1.2%
AK Steel Corp.
5.00%, 11/15/19 (b) (k)	1,181	1,562
Anglo American Capital Plc
3.63%, 09/11/24 (d)	200	199
Ardagh Packaging Finance Plc
6.00%, 02/15/25 (d)	1,474	1,553
BHP Billiton Finance USA Ltd.
6.75%, 10/19/75 (d) (m)	200	233
Cemex SAB de CV
3.72%, 03/15/20 (b) (k)	1,136	1,177
Cleveland-Cliffs Inc.
1.50%, 01/15/25 (b) (k)	683	746
FMG Resources August 2006 Pty Ltd.
9.75%, 03/01/22 (d)	1,010	1,117
Freeport-McMoRan Inc.
2.38%, 03/15/18	110	110
Kansai Paint Co. Ltd.
0.00%, 06/17/22, JPY (b) (k) (q)	40,000	394
Mitsubishi Chemical Holdings Corp.
0.00%, 03/30/22 - 03/29/24, JPY (b) (k) (q)	80,000	807
Momentive Performance Materials Inc.
3.88%, 10/24/21	2,703	2,820
4.69%, 04/24/22	590	610
Northwest Acquisitions ULC
7.13%, 11/01/22 (d)	234	241
RTI International Metals Inc.
1.63%, 10/15/19 (b) (k)	385	442
Solazyme Inc.
0.00%, 10/01/19 (a) (b) (k) (p)	1,514	182
Vale Overseas Ltd.
6.25%, 08/10/26	488	565
Westlake Chemical Corp.
4.63%, 02/15/21	40	41
		12,799
Real Estate 0.8%
American Residential Properties OP LP
3.25%, 11/15/18 (b) (k)	1,609	2,002
Colony NorthStar Inc.
3.88%, 01/15/21 (b) (k)	544	542
Colony Starwood Homes
3.50%, 01/15/22 (b) (d) (k)	1,160	1,341
ESH Hospitality Inc.
5.25%, 05/01/25 (d)	525	532
Howard Hughes Corp.
5.38%, 03/15/25 (d)	712	730
Iron Mountain Inc.
4.88%, 09/15/27 (d)	464	465
Starwood Property Trust Inc.
4.38%, 04/01/23 (b) (k)	459	466
Starwood Waypoint Residential Trust
3.00%, 07/01/19 (b) (k)	1,697	2,181
		8,259
Telecommunication Services 0.8%
Altice Finco SA
4.75%, 01/15/28, EUR	1,040	1,190
CenturyLink Inc.
6.45%, 06/15/21	1,101	1,115
5.63%, 04/01/25	50	46
CSC Holdings LLC
10.13%, 01/15/23 (d)	980	1,103
Matterhorn Telecom SA
3.25%, (3M EU EURIBOR + 3.25%), 02/01/23, EUR (m)	197	237
Sprint Capital Corp.
8.75%, 03/15/32	70	80

See accompanying Notes to Financial Statements.

159

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Sprint Corp.
7.88%, 09/15/23	330	351
Sprint Nextel Corp.
11.50%, 11/15/21	60	72
Telesat Canada
8.88%, 11/15/24 (d)	591	660
T-Mobile USA Inc.
6.84%, 04/28/23	823	862
Verizon Communications Inc.
4.13%, 08/15/46	160	149
Virgin Media Finance Plc
6.00%, 10/15/24 (d)	200	205
Zayo Group LLC
6.00%, 04/01/23	991	1,032
5.75%, 01/15/27 (d)	799	818
		7,920
Utilities 0.7%
Calpine Corp.
5.25%, 06/01/26 (d)	100	98
Dynegy Inc.
8.13%, 01/30/26 (d)	825	902
Enel Finance International SA
6.00%, 10/07/39 (d)	150	187
FirstEnergy Corp.
3.90%, 07/15/27	180	184
7.38%, 11/15/31	350	472
GenOn Americas Generation LLC
0.00%, 05/01/31 (a) (p)	3,970	3,806
Kyushu Electric Power Co. Inc.
0.00%, 03/31/20 - 03/31/22, JPY (b) (k) (q)	120,000	1,082
NRG Energy Inc.
6.63%, 01/15/27	140	149
5.75%, 01/15/28 (d)	542	548
		7,428
Total Corporate Bonds And Notes (cost $193,116)		202,133
SENIOR LOAN INTERESTS 4.2%
Consumer Discretionary 1.3%
1011778 B.C. Unlimited Liability Co.
Term Loan B-3, 3.60%, (3M LIBOR + 2.25%), 02/15/24 (m)	97	97
Term Loan B-3, 3.58%, (3M LIBOR + 2.25%), 02/15/24 - 02/16/24 (m)	2,433	2,432
AMC Entertainment Inc.
Term Loan B, 3.73%, (3M LIBOR + 2.25%), 10/31/23 (m)	496	496
Caesars Resort Collection LLC
1st Lien Term Loan B, 0.00%, (3M LIBOR + 2.75%), 09/28/24 (m) (r)	40	40
Charter Communications Operating LLC
Term Loan, 0.00%, (1M LIBOR + 2.25%), 01/15/24 (m) (r)	53	53
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (m) (r)	1,085	1,085
Golden Nugget Inc.
Incremental Term Loan, 0.00%, (3M LIBOR + 3.25%), 10/04/23 (m) (r)	43	44
Hilton Worldwide Finance LLC
Term Loan B-2, 3.55%, (3M LIBOR + 2.00%), 10/25/23 (m)	1,079	1,083
La Quinta Intermediate Holdings LLC
Term Loan B, 4.11%, (3M LIBOR + 2.75%), 02/18/21 (m)	1,017	1,020
Laureate Education Inc.
Term Loan B, 5.85%, (3M LIBOR + 4.50%), 04/19/24 (m)	546	550
LTF Merger Sub Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 06/10/22 (m)	1,647	1,651
MGM Growth Properies Operating Partnership LP
Term Loan B, 3.60%, (3M LIBOR + 2.25%), 04/20/23 (m)	80	80
Michaels Stores Inc.
Term Loan B-1, 0.00%, (3M LIBOR + 2.75%), 01/27/23 (m) (r)	34	34
	Shares/Par[1]	Value
Numericable Group SA
Term Loan B-12, 4.35%, (3M LIBOR + 3.00%), 01/31/26 (m)	90	87
Promotora de Informaciones SA
Term Loan 2, 2.60%, (3M EURIBOR + 2.60%), 12/13/18, EUR (m)	3,189	3,619
Scientific Games International Inc.
Term Loan B-4, 4.60%, (3M LIBOR + 3.25%), 08/14/24 (m)	10	10
Term Loan B-4, 4.67%, (3M LIBOR + 3.25%), 08/14/24 (m)	37	37
Sinclair Television Group Inc.
Term Loan B, 0.00%, (3M LIBOR + 2.50%), 12/11/24 (m) (r)	110	110
Socotec SA
Term Loan B, 3.75%, (3M EURIBOR + 3.75%), 07/20/24, EUR (m)	280	337
Staples Inc.
Term Loan B, 5.49%, (3M LIBOR + 4.00%), 08/15/24 (m)	38	38
Univision Communications Inc.
Term Loan C-5, 0.00%, (3M LIBOR + 2.75%), 03/15/24 (m) (r)	160	159
		13,062
Consumer Staples 0.3%
Diamond (BC) BV
Term Loan , 3.25%, (3M EURIBOR + 3.25%), 07/25/24, EUR (m)	450	539
Term Loan , 4.42%, (3M LIBOR + 3.00%), 07/25/24 (m)	560	560
Post Holdings Inc.
Incremental Term Loan, 3.60%, (3M LIBOR + 2.25%), 05/16/24 - 05/24/24 (m)	587	589
Refresco Group BV
Term Loan B, 0.00%, (3M LIBOR + 3.50%), 09/27/24, GBP (m) (r)	230	311
Term Loan B, 0.00%, (3M LIBOR + 2.75%), 09/27/24 (m) (r)	390	390
Term Loan B-2, 0.00%, (3M EURIBOR + 4.00%), 12/13/24, GBP (m) (r)	390	527
Term Loan B-3, 0.00%, (3M EURIBOR + 3.25%), 12/13/24 (m) (r)	390	389
		3,305
Energy 0.4%
California Resources Corp.
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.75%), 11/14/22 (m) (r)	1,233	1,227
Chesapeake Energy Corp.
Term Loan, 8.95%, (3M LIBOR + 7.50%), 08/25/21 (m)	506	538
Gavilan Resources LLC
2nd Lien Term Loan, 7.46%, (3M LIBOR + 6.00%), 02/24/24 (m)	1,900	1,879
		3,644
Financials 0.6%
Avolon (Luxembourg) SARL
Term Loan B-2, 3.75%, (3M LIBOR + 2.25%), 01/20/23 (m)	180	178
Eircom Finco SARL
Term Loan B-6, 3.25%, (3M EURIBOR + 3.25%), 05/31/22, EUR (m)	2,260	2,709
Level 3 Financing Inc.
Term Loan B, 3.70%, (3M LIBOR + 2.25%), 02/16/24 - 02/17/24 (m)	2,046	2,046
Nielsen Finance LLC
Term Loan B-4, 3.43%, (3M LIBOR + 2.00%), 10/04/23 (m)	1,030	1,034
		5,967
Health Care 0.6%
Change Healthcare Holdings Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 - 02/03/24 (m)	24	24
Envision Healthcare Corp.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 11/15/23 (m)	1,039	1,042

See accompanying Notes to Financial Statements.

160

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
INC Research LLC
Term Loan B, 3.60%, (3M LIBOR + 2.25%), 06/26/24 (m)	499	499
Jaguar Holding Co. II
Term Loan, 0.00%, (3M LIBOR + 2.75%), 08/18/22 (m) (r)	33	33
Term Loan, 4.08%, (3M LIBOR + 2.75%), 08/18/22 (m)	61	62
Term Loan, 4.10%, (3M LIBOR + 2.75%), 08/18/22 (m)	55	56
Nidda Healthcare Holding AG
Term Loan B-2, 0.00%, (3M EURIBOR + 4.50%), 04/12/24, GBP (m) (r)	1,530	2,069
Quintiles IMS Inc.
Term Loan B, 3.33%, (3M LIBOR + 2.00%), 03/03/24 (m)	885	888
SAM Bidco SAS
Term Loan B, 5.09%, (3M LIBOR + 3.50%), 09/22/24 (m)	430	429
PIK Term Loan, 8.50%, (3M EURIBOR + 7.75%), 09/22/25, EUR (j) (m)	480	582
Unilabs Holding AB
Term Loan B-2, 3.00%, (3M EURIBOR + 3.00%), 03/21/24, EUR (m)	510	610
		6,294
Industrials 0.0%
American Airlines Inc.
Term Loan B, 3.55%, (3M LIBOR + 2.00%), 06/26/20 (m)	80	80
Incremental Term Loan, 3.48%, (3M LIBOR + 2.00%), 12/14/23 (m)	79	79
Prime Security Services Borrower LLC
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 05/02/22 (m)	150	151
Trans Union LLC
Term Loan B-3, 0.00%, (3M LIBOR + 2.00%), 04/09/23 (m) (r)	52	52
Term Loan B-3, 3.35%, (3M LIBOR + 2.00%), 04/09/23 (m)	32	32
XPO Logistics Inc.
Term Loan B, 0.00%, (3M LIBOR + 2.25%), 10/30/21 (m) (r)	62	62
		456
Information Technology 0.5%
Colorado Buyer Inc.
Term Loan B, 4.38%, (3M LIBOR + 3.00%), 03/15/24 (m)	1,102	1,109
2nd Lien Term Loan, 8.63%, (3M LIBOR + 7.25%), 03/14/25 (m)	1,064	1,073
First Data Corp.
Term Loan, 3.80%, (3M LIBOR + 2.25%), 07/08/22 (m)	1,032	1,032
Term Loan, 0.00%, (1M LIBOR + 2.25%), 04/26/24 (m) (r)	180	180
GoDaddy Operating Co. LLC
Term Loan, 3.82%, (3M LIBOR + 2.25%), 02/15/24 (m)	1,644	1,647
Switch Ltd.
Term Loan B, 4.10%, (3M LIBOR + 2.25%), 06/22/24 (m)	575	575
		5,616
Materials 0.2%
American Builders & Contractors Supply Co. Inc.
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 10/31/23 (m)	160	160
Berry Plastics Group Inc.
Term Loan M, 3.60%, (3M LIBOR + 2.25%), 10/01/22 (m)	82	82
Term Loan M, 3.68%, (3M LIBOR + 2.25%), 10/01/22 (m)	53	53
Term Loan N, 0.00%, (3M LIBOR + 2.25%), 01/19/24 (m) (r)	45	45
Nordic Packaging and Container Holdings Oy
Term Loan, 5.00%, (3M EURIBOR + 5.00%), 11/16/23, EUR (m)	483	582
	Shares/Par[1]	Value
Quikrete Holdings Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 2.75%), 11/03/23 (m) (r)	44	44
Reynolds Group Holdings Inc.
Term Loan, 4.10%, (3M LIBOR + 2.75%), 02/05/23 (m)	99	99
Vertellus Holdings LLC
Term Loan, 10.35%, (3M LIBOR + 9.00%), 04/30/18 (j) (m)	393	391
2nd Lien Term Loan, 13.35%, (3M LIBOR + 12.00%), 10/31/21 (j) (m)	235	233
		1,689
Real Estate 0.1%
MGM Growth Properties Operating Partnership LP
Term Loan B, 3.60%, (3M LIBOR + 2.25%), 04/15/23 (m)	1,031	1,035
Telecommunication Services 0.2%
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/15/25 (m)	80	77
SBA Senior Finance II LLC
Term Loan B-1, 3.60%, (1Y LIBOR + 2.25%), 03/24/21 (m)	1,043	1,046
Sprint Communications Inc.
Term Loan B, 3.88%, (3M LIBOR + 2.50%), 02/29/24 (m)	1,052	1,051
Ziggo Secured Finance Partnership
Term Loan E, 3.98%, (3M LIBOR + 2.50%), 04/15/25 (m)	36	36
		2,210
Utilities 0.0%
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.35%, (3M LIBOR + 3.00%), 06/24/18 (m)	154	154
DIP Term Loan, 4.50%, (3M LIBOR + 3.00%), 06/24/18 (m)	6	6
		160
Total Senior Loan Interests (cost $42,891)		43,438
GOVERNMENT AND AGENCY OBLIGATIONS 9.1%
Collateralized Mortgage Obligations 0.2%
Federal Home Loan Mortgage Corp.
Series 2017-B1-DNA2, REMIC, 6.70%, (1M US LIBOR + 5.15%), 10/25/29 (m)	680	754
Federal National Mortgage Association
Series 2017-1M2-C07, REMIC, 3.95%, (1M US LIBOR + 2.40%), 05/25/30 (d) (m)	380	388
Freddie Mac Structured Agency Credit Risk Debt Note
Series 2017-M2-DNA1, REMIC, 4.80%, (1M US LIBOR + 3.25%), 02/25/28 (m)	390	417
		1,559
Mortgage-Backed Securities 0.0%
Federal Home Loan Mortgage Corp.
TBA, 3.50%, 01/15/48 (s)	100	103
Municipal 0.1%
Commonwealth of Puerto Rico
0.00%, 07/01/35 - 07/01/41 (a) (p)	1,475	346
Puerto Rico Commonwealth Aqueduct & Sewer Authority
5.00%, 07/01/21 - 07/01/33	326	200
5.13%, 07/01/37	138	85
5.75%, 07/01/37	152	94
5.25%, 07/01/29 - 07/01/42	882	543
6.00%, 07/01/47	30	19
		1,287
Sovereign 4.4%
Abu Dhabi Government International Bond
2.50%, 10/11/22 (d)	1,140	1,118
4.13%, 10/11/47 (d)	360	357
Argentina Bonos del Tesoro
22.75%, 03/05/18, ARS	3,100	177
18.20%, 10/03/21, ARS	10,070	577
16.00%, 10/17/23, ARS	8,260	455
15.50%, 10/17/26, ARS	8,590	485

See accompanying Notes to Financial Statements.

161

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Argentina Government International Bond
7.13%, 06/28/17 (d)	1,060	1,092
Argentina POM Politica Monetaria
28.75%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (m)	12,810	729
Argentina Republic Government International Bond
6.88%, 04/22/21	270	294
5.63%, 01/26/22	390	412
7.50%, 04/22/26	220	249
8.28%, 12/31/33	308	366
7.63%, 04/22/46	150	170
Australia Government Bond
3.00%, 03/21/47, AUD	2,190	1,597
Brazil Government International Bond
4.25%, 01/07/25	210	213
5.00%, 01/27/45	1,850	1,723
Brazil Notas do Tesouro Nacional
10.00%, 01/01/21 - 01/01/27, BRL	4,824	1,485
China Government Bond
3.31%, 11/30/25, CNY	2,000	289
Colombia Government International Bond
5.63%, 02/26/44	820	939
Ecuador Government International Bond
10.75%, 03/28/22 (d)	200	234
9.65%, 12/13/26 (d)	250	287
8.88%, 10/23/27 (d)	360	394
Indonesia Government Bond
7.00%, 05/15/27, IDR	35,096,000	2,718
Indonesia Government International Bond
4.35%, 01/11/48	330	335
Indonesia Treasury Bond
8.38%, 09/15/26 - 03/15/34, IDR	13,049,000	1,071
Italy Buoni Poliennali Del Tesoro
2.00%, 12/01/25, EUR	5,300	6,521
5.00%, 09/01/40, EUR	1,050	1,648
3.25%, 09/01/46, EUR (d)	1,350	1,650
Kuwait International Government Bond
3.50%, 03/20/27 (d)	200	203
Mexico Bonos
7.75%, 11/23/34 - 11/13/42, MXN	127,730	6,467
8.00%, 11/07/47, MXN	25,420	1,321
Nigeria Government International Bond
6.50%, 11/28/27 (d)	230	240
7.63%, 11/28/47 (d)	200	215
People's Republic of China
3.38%, 11/21/24, CNH	500	72
3.48%, 06/29/27, CNH	4,000	573
4.29%, 05/22/29, CNH	1,000	153
Provincia de Buenos Aires
7.88%, 06/15/27 (d)	310	344
Republic of Argentina
21.20%, 09/19/18, ARS	1,430	78
Republic of South Africa
10.50%, 12/21/26, ZAR	22,450	2,020
Russia Federal Bond
7.75%, 09/16/26, RUB	56,145	997
Russia Government Bond
8.15%, 02/03/27, RUB	203,787	3,722
7.05%, 01/19/28, RUB	30,607	516
South Africa Government Bond
6.50%, 02/28/41, ZAR	2,590	148
Turkey Government Bond
10.50%, 08/11/27, TRY	3,050	761
Uruguay Government International Bond
9.88%, 06/20/22, UYU (d)	5,980	220
8.50%, 03/15/28, UYU (d)	7,000	243
		45,878
Treasury Inflation Indexed Securities 0.7%
Brazil Inflation Indexed Notas do Tesouro Nacional
6.00%, 08/15/50, BRL (t)	551	556
Japan Government CPI Indexed Bond
0.10%, 03/10/24 - 03/10/25, JPY (u)	81,180	759
U.S. Treasury Inflation Indexed Bond
0.13%, 04/15/22 (u)	3,235	3,211
	Shares/Par[1]	Value
U.S. Treasury Inflation Indexed Note
0.88%, 02/15/47 (u)	2,442	2,533
		7,059
U.S. Treasury Securities 3.7%
U.S. Treasury Bond
3.75%, 11/15/43	12,730	15,155
3.00%, 11/15/45 - 05/15/47	16,424	17,258
2.88%, 11/15/46	170	174
U.S. Treasury Note
0.75%, 02/28/18 (b)	5,000	4,995
2.25%, 10/31/24	1,140	1,134
2.38%, 05/15/27	90	90
		38,806
Total Government And Agency Obligations (cost $92,760)		94,692
OTHER EQUITY INTERESTS 0.0%
Berry Petroleum Co. Escrow (a) (c) (h) (j) (v)	40	—
Impax Laboratories Inc. Escrow (a) (e) (v)	177	1
MPM Escrow LLC (a) (d) (j) (v)	2,164	—
Vertellus Specialties Inc. Bankruptcy Claims (a) (j) (v)	238	—
Total Other Equity Interests (cost $0)		1
INVESTMENT COMPANIES 1.9%
Altaba Inc. (a) (b)	280	19,545
Total Investment Companies (cost $13,812)		19,545
SHORT TERM INVESTMENTS 25.8%
Investment Companies 25.7%
JNL Government Money Market Fund - Institutional Class, 1.16% (w) (x)	266,872	266,872
Securities Lending Collateral 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (x)	480	480
Treasury Securities 0.0%
Egypt Treasury Bill
0.98%, 06/12/18, EGP (y)	2,500	130
0.88%, 11/13/18, EGP (y)	5,000	243
		373
Total Short Term Investments (cost $267,723)		267,725
Total Investments 100.8% (cost $988,374)		1,047,560
Total Securities Sold Short (8.2)% (proceeds $72,011)		(85,004)
Total Purchased Options 0.0% (cost $513)		464
Other Derivative Instruments 0.0%		397
Other Assets and Liabilities, Net 7.4%		76,234
Total Net Assets 100.0%		$1,039,651

(a)  Non-income producing security.

(b)  All or a portion of the security is pledged or segregated as collateral.

(c)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $93,946 and 9.0%, respectively.

(e)  Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f)   Shares subject to merger appraisal rights.

(g)   All or portion of the security was on loan.

(h)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(i)  All or a portion of the security is subject to a written call option.

(j)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(k)   Convertible security.

(l)  Perpetual security. Next contractual call date presented, if applicable.

See accompanying Notes to Financial Statements.

162

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Shares/Par[1]	Value

(m)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(n)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(o)  Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(p)   Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(q)   Security issued with a zero coupon. Income is recognized through the accretion of discount.

(r)   This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(s)  All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $103.

(t)   Treasury inflation indexed note, par amount is not adjusted for inflation.

(u)  Treasury inflation indexed note, par amount is adjusted for inflation.

(v)  Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(w)   Investment in affiliate.

(x)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(y)   The coupon rate represents the yield to maturity.

SECURITIES SOLD SHORT (8.2%)
COMMON STOCKS (7.8%)
Consumer Discretionary (0.9%)
Carriage Services Inc.	(22)	$(568)
Discovery Communications Inc. - Class C	(44)	(922)
DISH Network Corp. - Class A	(2)	(87)
Horizon Global Corp.	(23)	(329)
KB Home	(2)	(64)
Lennar Corp. - Class A	(50)	(3,178)
Lennar Corp. - Class B	(1)	(52)
Liberty Media Group - Class C	(8)	(289)
New York Times Co. - Class A	(18)	(333)
Penn National Gaming Inc.	(3)	(109)
Sinclair Broadcast Group Inc. - Class A	(2)	(60)
Tesla Inc.	(3)	(1,006)
Walt Disney Co.	(19)	(2,056)
Wayfair Inc. - Class A	(3)	(228)
		(9,281)
Consumer Staples (0.2%)
CVS Health Corp.	(20)	(1,432)
Herbalife Ltd.	(3)	(174)
		(1,606)
Energy (0.1%)
Green Plains Renewable Energy Inc.	(67)	(1,131)
Financials (0.4%)
AmTrust Financial Services Inc.	(5)	(46)
Cowen Inc. - Class A	(38)	(517)
Element Financial Corp.	(14)	(103)
Encore Capital Group Inc.	(30)	(1,246)
Ezcorp Inc. - Class A	(86)	(1,052)
HCI Group Inc.	(2)	(73)
Hercules Capital Inc.	(5)	(62)
PRA Group Inc.	(12)	(402)
	Shares/Par[1]	Value
Virtus Investment Partners Inc.	(6)	(653)
		(4,154)
Health Care (1.0%)
Allscripts-Misys Healthcare Solutions Inc.	(15)	(218)
Amicus Therapeutics Inc.	(214)	(3,080)
BioMarin Pharmaceutical Inc.	(2)	(197)
Dermira Inc.	(5)	(152)
DexCom Inc.	(1)	(70)
Flexion Therapeutics Inc.	(8)	(189)
Impax Laboratories Inc.	—	(5)
Innoviva Inc.	(55)	(775)
Insulet Corp.	(3)	(190)
Invacare Corp.	(63)	(1,064)
Medicines Co.	(5)	(133)
Neurocrine Biosciences Inc.	(8)	(582)
Nipro Corp.	(19)	(280)
Pacira Pharmaceuticals Inc.	(1)	(63)
PDL BioPharma Inc.	(173)	(473)
Quidel Corp.	(12)	(540)
Radius Health Inc.	(19)	(618)
Sarepta Therapeutics Inc.	(4)	(245)
Sucampo Pharmaceuticals Inc. - Class A	(15)	(278)
Teladoc Inc.	(7)	(258)
Wright Medical Group NV	(54)	(1,194)
		(10,604)
Industrials (0.5%)
Aerojet Rocketdyne Holdings Inc.	(19)	(599)
Air Transport Services Group Inc.	(8)	(174)
Atlas Air Worldwide Holdings Inc.	(5)	(289)
Chart Industries Inc.	(2)	(88)
Greenbrier Cos. Inc.	(2)	(96)
Kaman Corp.	(7)	(428)
Mirait Holdings Corp.	(6)	(94)
Navistar International Corp.	(11)	(481)
Pitney Bowes Inc.	(3)	(38)
Trinity Industries Inc.	(32)	(1,195)
United Technologies Corp.	(10)	(1,312)
WW Grainger Inc.	(1)	(191)
		(4,985)
Information Technology (3.2%)
Alibaba Group Holding Ltd. - ADS	(95)	(16,295)
CalAmp Corp.	(15)	(330)
Carbonite Inc.	(21)	(521)
Cypress Semiconductor Corp.	(43)	(655)
Everbridge Inc.	(12)	(363)
HubSpot Inc.	(2)	(175)
II-VI Inc.	(9)	(439)
Inphi Corp.	(8)	(277)
InterDigital Inc.	(3)	(202)
Knowles Corp.	(25)	(367)
Marvell Technology Group Ltd.	(64)	(1,369)
Microchip Technology Inc.	(11)	(1,006)
Micron Technology Inc.	(15)	(624)
ON Semiconductor Corp.	(6)	(136)
OSI Systems Inc.	(1)	(92)
Rambus Inc.	(28)	(400)
ServiceNow Inc.	(1)	(85)
Silicon Laboratories Inc.	(1)	(81)
Square Inc. - Class A	(9)	(302)
Tencent Holdings Ltd.	(152)	(7,911)
Vantiv Inc. - Class A	(5)	(377)
Viavi Solutions Inc.	(18)	(159)
Weibo Corp. - ADR	(2)	(203)
Workday Inc. - Class A	(1)	(127)
Yahoo! Japan Corp.	(63)	(290)
Zillow Group Inc. - Class C	(3)	(115)
		(32,901)
Materials (0.1%)
AK Steel Holding Corp.	(158)	(894)
Cemex SAB de CV - ADR	(33)	(250)
Cleveland-Cliffs Inc.	(28)	(201)
Kansai Paint Co. Ltd.	(6)	(146)

See accompanying Notes to Financial Statements.

163

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Mitsubishi Chemical Holdings Corp.	(6)	(67)
		(1,558)
Real Estate (0.5%)
American Homes For Rent - Class A	(66)	(1,451)
Colony NorthStar Inc. - Class A	(13)	(151)
Forest City Realty Trust Inc. - Class A	(55)	(1,319)
Invitation Homes Inc.	(93)	(2,193)
Pennsylvania REIT	(5)	(60)
Redwood Trust Inc.	(15)	(226)
Sabra Healthcare REIT Inc.	—	(3)
Starwood Property Trust Inc.	(4)	(90)
Ventas Inc.	(1)	(31)
		(5,524)
Telecommunication Services (0.7%)
AT&T Inc.	(175)	(6,796)
Utilities (0.2%)
Kyushu Electric Power Co. Inc.	(34)	(353)
Vistra Energy Corp.	(113)	(2,071)
		(2,424)
Total Common Stocks (proceeds $68,307)		(80,964)
PREFERRED STOCKS (0.1%)
Consumer Discretionary (0.1%)
Volkswagen AG (a)	(5)	(972)
Total Preferred Stocks (proceeds $746)		(972)
INVESTMENT COMPANIES (0.3%)
iShares 7-10 Year Treasury Bond Fund ETF	(18)	(1,857)
iShares Russell 2000 ETF	(8)	(1,211)
Total Investment Companies (proceeds $2,958)		(3,068)
Total Securities Sold Short (8.2%) (proceeds $72,011)		$(85,004)

(a)  Convertible security.

JNL Multi-Manager Mid Cap Fund
COMMON STOCKS 96.5%
Consumer Discretionary 11.7%
Adient Plc	34	$2,676
Advance Auto Parts Inc.	50	4,945
Aptiv Plc	27	2,290
AutoNation Inc. (a) (b)	83	4,255
BorgWarner Inc.	97	4,956
CBS Corp. - Class B	88	5,222
Cinemark Holdings Inc.	143	4,965
Core-Mark Holding Co. Inc.	70	2,211
Darden Restaurants Inc.	48	4,590
Delphi Technologies Plc (a)	9	472
Foot Locker Inc.	82	3,844
Goodyear Tire & Rubber Co.	120	3,877
HanesBrands Inc. (b)	196	4,098
Hasbro Inc.	93	8,453
Interpublic Group of Cos. Inc.	178	3,596
John Wiley & Sons Inc. - Class A	103	6,805
Live Nation Inc. (a)	115	4,896
Ross Stores Inc.	57	4,574
Sally Beauty Holdings Inc. (a)	253	4,752
Service Corp. International	128	4,777
Signet Jewelers Ltd. (b)	51	2,884
Sinclair Broadcast Group Inc. - Class A (b)	78	2,952
Tiffany & Co.	50	5,182
Tractor Supply Co.	64	4,777
Ulta Beauty Inc. (a)	17	3,825
VF Corp.	92	6,823
		112,697
Consumer Staples 9.3%
Archer-Daniels-Midland Co.	224	8,977
Blue Buffalo Pet Products Inc. (a) (b)	329	10,804
Casey's General Stores Inc.	35	3,918
Flowers Foods Inc.	409	7,902
Hormel Foods Corp.	308	11,223
Ingredion Inc.	37	5,145
JM Smucker Co.	51	6,299
McCormick & Co. Inc.	48	4,902
Molson Coors Brewing Co. - Class B	92	7,518
	Shares/Par[1]	Value
Snyders-Lance Inc.	154	7,712
Sysco Corp.	91	5,543
TreeHouse Foods Inc. (a)	114	5,638
US Foods Holding Corp. (a)	122	3,895
		89,476
Energy 3.3%
Cimarex Energy Co.	27	3,343
Core Laboratories NV (b)	38	4,163
Devon Energy Corp.	128	5,283
Energen Corp. (a)	60	3,469
Newfield Exploration Co. (a)	91	2,869
Parsley Energy Inc. - Class A (a)	306	8,999
PDC Energy Inc. (a)	76	3,939
		32,065
Financials 15.3%
Affiliated Managers Group Inc.	26	5,337
Aflac Inc.	84	7,334
Alleghany Corp. (a)	11	6,736
Allstate Corp.	37	3,874
American Financial Group Inc.	30	3,217
Arch Capital Group Ltd. (a)	47	4,266
Arthur J Gallagher & Co.	209	13,231
Citizens Financial Group Inc.	154	6,486
Commerce Bancshares Inc.	82	4,573
Cullen/Frost Bankers Inc.	61	5,821
E*TRADE Financial Corp. (a)	114	5,646
Everest Re Group Ltd.	25	5,421
Fidelity National Financial Inc.	148	5,823
First Republic Bank	46	3,985
Hartford Financial Services Group Inc.	61	3,433
Lazard Ltd. - Class A	99	5,198
Markel Corp. (a)	5	5,238
Marsh & McLennan Cos. Inc.	33	2,673
Morningstar Inc.	26	2,492
Northern Trust Corp.	90	8,980
Progressive Corp.	82	4,618
Prosperity Bancshares Inc.	73	5,143
Sterling Bancorp	116	2,854
SunTrust Banks Inc.	122	7,861
SVB Financial Group (a)	12	2,782
Synchrony Financial	107	4,131
Western Alliance Bancorp (a)	77	4,360
WR Berkley Corp.	82	5,840
		147,353
Health Care 13.0%
Agilent Technologies Inc.	26	1,711
Alexion Pharmaceuticals Inc. (a)	35	4,186
AmerisourceBergen Corp.	52	4,775
Becton Dickinson & Co.	9	1,902
BioMarin Pharmaceutical Inc. (a)	55	4,904
Catalent Inc. (a)	114	4,683
Cooper Cos. Inc.	27	5,948
Dentsply Sirona Inc.	191	12,580
Edwards Lifesciences Corp. (a)	36	4,058
HCA Healthcare Inc. (a)	66	5,815
Henry Schein Inc. (a)	63	4,409
Hologic Inc. (a)	136	5,827
ICON Plc (a)	25	2,804
INC Research Holdings Inc. - Class A (a)	54	2,354
Integra LifeSciences Holdings Corp. (a)	153	7,323
Laboratory Corp. of America Holdings (a)	52	8,310
Masimo Corp. (a)	8	636
Medidata Solutions Inc. (a)	55	3,479
NuVasive Inc. (a)	88	5,147
Perrigo Co. Plc	49	4,262
Premier Inc. - Class A (a)	121	3,532
Quest Diagnostics Inc.	60	5,878
Steris Plc	64	5,598
Varian Medical Systems Inc. (a)	27	3,001
Veeva Systems Inc. - Class A (a)	30	1,642
Vertex Pharmaceuticals Inc. (a)	23	3,447
Waters Corp. (a)	37	7,051
		125,262

See accompanying Notes to Financial Statements.

164

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Industrials 15.2%
Acuity Brands Inc.	21	3,696
AGCO Corp.	71	5,057
Air Lease Corp. - Class A	87	4,184
Alaska Air Group Inc.	62	4,558
AMETEK Inc.	176	12,725
Ardagh Group SA - Class A	159	3,355
Colfax Corp. (a)	59	2,334
Dover Corp.	37	3,737
Harris Corp.	31	4,391
Hubbell Inc.	26	3,545
IDEX Corp.	37	4,830
Ingersoll-Rand Plc	108	9,645
Landstar System Inc.	35	3,591
Masonite International Corp. (a)	38	2,818
Nordson Corp.	67	9,809
Old Dominion Freight Line Inc.	20	2,624
Owens Corning Inc.	40	3,712
PACCAR Inc.	73	5,189
Parker Hannifin Corp.	13	2,683
Quanta Services Inc. (a)	155	6,070
Republic Services Inc.	61	4,138
Ritchie Bros. Auctioneers Inc. (b)	184	5,507
Rockwell Automation Inc.	24	4,712
Stericycle Inc. (a)	72	4,929
Teledyne Technologies Inc. (a)	24	4,348
Textron Inc.	108	6,095
Verisk Analytics Inc. (a)	68	6,557
Wabtec Corp. (b)	101	8,208
Xylem Inc.	50	3,428
		146,475
Information Technology 17.3%
Akamai Technologies Inc. (a)	58	3,785
Alliance Data Systems Corp.	14	3,549
Amdocs Ltd.	76	4,976
Ansys Inc. (a)	38	5,682
ARRIS International Plc (a)	127	3,265
Aspen Technology Inc. (a)	67	4,435
Autodesk Inc. (a)	35	3,669
Black Knight Inc. (a)	56	2,481
Blackbaud Inc.	60	5,632
CDW Corp.	78	5,420
Check Point Software Technologies Ltd. (a)	42	4,352
DXC Technology Co.	58	5,464
Electronics for Imaging Inc. (a)	103	3,042
Fidelity National Information Services Inc.	59	5,593
Flextronics International Ltd. (a)	318	5,713
Fortinet Inc. (a)	88	3,840
Guidewire Software Inc. (a)	55	4,084
Hewlett Packard Enterprise Co.	318	4,569
IPG Photonics Corp. (a)	26	5,567
Keysight Technologies Inc. (a)	105	4,385
KLA-Tencor Corp.	20	2,077
LogMeIn Inc.	35	3,973
MAXIMUS Inc.	60	4,269
Motorola Solutions Inc.	60	5,388
Nuance Communications Inc. (a)	141	2,307
Okta Inc. - Class A (a) (b)	85	2,187
Palo Alto Networks Inc. (a)	77	11,103
Red Hat Inc. (a)	83	9,968
Splunk Inc. (a)	107	8,905
Synopsys Inc. (a)	80	6,820
Tableau Software Inc. - Class A (a)	73	5,086
WEX Inc. (a)	37	5,226
Workday Inc. - Class A (a)	61	6,186
Xilinx Inc.	63	4,247
		167,245
Materials 5.7%
AptarGroup Inc.	156	13,466
Avery Dennison Corp.	37	4,304
Berry Global Group Inc. (a)	82	4,811
Celanese Corp. - Class A	48	5,161
Crown Holdings Inc. (a)	140	7,893
Eastman Chemical Co.	41	3,780
	Shares/Par[1]	Value
International Flavors & Fragrances Inc.	29	4,330
Packaging Corp. of America	30	3,629
Reliance Steel & Aluminum Co.	96	8,207
		55,581
Real Estate 3.3%
Alexandria Real Estate Equities Inc.	44	5,746
Jones Lang LaSalle Inc.	26	3,872
Lamar Advertising Co. - Class A	71	5,241
Liberty Property Trust	73	3,140
National Retail Properties Inc.	118	5,092
Starwood Property Trust Inc.	250	5,338
Vornado Realty Trust	47	3,674
		32,103
Utilities 2.4%
Alliant Energy Corp.	78	3,340
Ameren Corp.	69	4,070
DTE Energy Co.	36	3,988
Eversource Energy	77	4,865
Portland General Electric Co.	59	2,689
Xcel Energy Inc.	84	4,034
		22,986
Total Common Stocks (cost $807,573)		931,243
SHORT TERM INVESTMENTS 3.9%
Investment Companies 3.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	29,934	29,934
Securities Lending Collateral 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	7,786	7,786
Total Short Term Investments (cost $37,720)		37,720
Total Investments 100.4% (cost $845,293)		968,963
Other Assets and Liabilities, Net (0.4)%		(3,750)
Total Net Assets 100.0%		$965,213

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL Multi-Manager Small Cap Growth Fund
COMMON STOCKS 98.2%
Consumer Discretionary 14.1%
Beazer Homes USA Inc. (a)	44	$853
Big Lots Inc. (b)	46	2,601
Bloomin' Brands Inc.	82	1,748
Bright Horizons Family Solutions Inc. (a)	39	3,705
Brunswick Corp.	112	6,177
Burlington Stores Inc. (a)	38	4,633
Camping World Holdings Inc. - Class A	54	2,396
Chegg Inc. (a)	258	4,217
Childrens Place Retail Stores Inc.	15	2,187
Churchill Downs Inc.	13	3,127
Chuy's Holdings Inc. (a)	212	5,939
Dana Holding Corp.	22	720
Eldorado Resorts Inc. (a) (b)	102	3,376
Five Below Inc. (a)	133	8,796
Floor & Decor Holdings Inc. (a)	44	2,145
Grand Canyon Education Inc. (a)	162	14,519
Hilton Grand Vacations Inc. (a)	218	9,148
ILG Inc.	73	2,070
IMAX Corp. (a)	275	6,364
International Game Technology Plc	147	3,892
iRobot Corp. (a) (b)	3	195
Johnson Outdoors Inc. - Class A	6	343
LCI Industries	43	5,641
Lithia Motors Inc. - Class A	51	5,828
Lululemon Athletica Inc. (a)	83	6,552
Malibu Boats Inc. - Class A (a)	87	2,590
Marine Products Corp.	22	277
Marriott Vacations Worldwide Corp.	22	2,917
MCBC Holdings Inc. (a)	42	944
MDC Partners Inc. - Class A (a)	135	1,317

See accompanying Notes to Financial Statements.

165

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Modine Manufacturing Co. (a)	148	3,000
NexStar Media Group Inc. - Class A	110	8,581
NutriSystem Inc.	60	3,165
Ollie's Bargain Outlet Holdings Inc. (a)	107	5,706
PetMed Express Inc.	19	863
Planet Fitness Inc. - Class A (a)	269	9,312
Red Rock Resorts Inc. - Class A	181	6,112
RH (a) (b)	30	2,519
Ruth's Hospitality Group Inc.	8	172
Sinclair Broadcast Group Inc. - Class A (b)	235	8,872
Six Flags Entertainment Corp.	149	9,922
Sleep Number Corp. (a)	10	359
SodaStream International Ltd. (a)	176	12,385
Steven Madden Ltd. (a)	112	5,233
Strayer Education Inc.	81	7,265
Tenneco Inc.	39	2,270
Texas Roadhouse Inc.	11	605
Tronc Inc. (a)	31	548
Vail Resorts Inc.	48	10,291
Visteon Corp. (a)	88	11,071
Weight Watchers International Inc. (a) (b)	89	3,924
Wendy's Co.	741	12,173
Wolverine World Wide Inc.	28	886
World Wrestling Entertainment Inc. - Class A	14	420
Zagg Inc. (a)	9	165
		241,036
Consumer Staples 1.6%
Boston Beer Co. Inc. - Class A (a)	4	826
Calavo Growers Inc. (b)	66	5,575
Central Garden & Pet Co. - Class A (a)	122	4,594
Chefs' Warehouse Inc. (a)	49	1,007
Freshpet Inc. (a)	151	2,853
Medifast Inc.	6	386
Nomad Holdings Ltd. (a)	462	7,804
Performance Food Group Co. (a)	64	2,114
Sanderson Farms Inc.	4	540
USANA Health Sciences Inc. (a)	12	886
		26,585
Energy 1.0%
Abraxas Petroleum Corp. (a)	57	140
Delek US Holdings Inc.	23	820
Diamondback Energy Inc. (a)	104	13,162
Evolution Petroleum Corp.	25	174
Exterran Corp. (a)	8	242
Fairmount Santrol Holdings Inc. (a) (b)	26	135
McDermott International Inc. (a)	78	511
ProPetro Holding Corp. (a)	39	783
Smart Sand Inc. (a) (b)	18	158
Solaris Oilfield Infrastructure Inc. - Class A (a)	19	410
		16,535
Financials 6.5%
Ameris Bancorp	56	2,697
Artisan Partners Asset Management Inc. - Class A	28	1,093
Bank of NT Butterfield & Son Ltd.	17	635
Capital City Bank Group Inc.	9	204
Cathay General Bancorp	6	270
Chemical Financial Corp.	54	2,898
CoBiz Financial Inc.	18	362
Cohen & Steers Inc.	26	1,253
Eagle Bancorp Inc. (a)	8	478
East West Bancorp Inc.	149	9,075
Essent Group Ltd. (a)	144	6,239
Evercore Inc. - Class A	58	5,232
GSV Capital Corp. (a) (b)	161	878
Health Insurance Innovations Inc. - Class A (a) (b)	10	251
Heritage Insurance Holdings Inc. (b)	188	3,390
Home Bancshares Inc.	222	5,151
Kinsale Capital Group Inc.	67	3,018
LendingTree Inc. (a) (b)	35	11,698
MarketAxess Holdings Inc.	18	3,567
Northeast Bancorp	5	114
OM Asset Management Plc	52	877
Oppenheimer Holdings Inc. - Class A	12	332
Pacific Premier Bancorp Inc. (a)	50	2,012
	Shares/Par[1]	Value
Pinnacle Financial Partners Inc.	99	6,571
Preferred Bank	25	1,488
Primerica Inc.	30	3,049
Safeguard Scientifics Inc. (a)	173	1,937
ServisFirst Bancshares Inc.	23	974
Texas Capital Bancshares Inc. (a)	55	4,852
Third Point Reinsurance Ltd. (a)	130	1,907
Triumph Bancorp Inc. (a)	35	1,101
Universal Insurance Holdings Inc.	54	1,467
Waddell & Reed Financial Inc. - Class A	52	1,153
Walker & Dunlop Inc. (a)	93	4,400
Webster Financial Corp.	41	2,292
Western Alliance Bancorp (a)	303	17,168
Wintrust Financial Corp.	3	289
		110,372
Health Care 20.8%
Abiomed Inc. (a)	23	4,254
Ablynx NV - ADR (a)	94	2,352
Acceleron Pharma Inc. (a)	93	3,944
Agenus Inc. (a) (b)	223	728
Agios Pharmaceuticals Inc. (a)	67	3,829
Akcea Therapeutics Inc. (a) (b)	84	1,453
Align Technology Inc. (a)	28	6,314
Almost Family Inc. (a)	26	1,423
Amicus Therapeutics Inc. (a)	344	4,954
AMN Healthcare Services Inc. (a)	19	946
AngioDynamics Inc. (a)	289	4,799
ANI Pharmaceuticals Inc. (a)	23	1,455
Argenx SE - ADR (a)	41	2,608
AtriCure Inc. (a)	151	2,762
Bio-Rad Laboratories Inc. - Class A (a)	25	5,871
Bluebird Bio Inc. (a)	47	8,371
Blueprint Medicines Corp. (a)	60	4,552
Cardiovascular Systems Inc. (a)	123	2,916
Catalent Inc. (a)	87	3,569
Celyad SA - ADR (a) (b)	40	1,751
Chemed Corp.	20	4,845
Clovis Oncology Inc. (a)	24	1,644
Conmed Corp.	55	2,782
Cooper Cos. Inc.	20	4,399
Corcept Therapeutics Inc. (a) (b)	78	1,417
CRISPR Therapeutics AG (a) (b)	69	1,620
Cutera Inc. (a)	10	465
CytomX Therapeutics Inc. (a)	45	950
Diplomat Pharmacy Inc. (a)	36	719
Eagle Pharmaceuticals Inc. (a) (b)	271	14,462
Editas Medicine Inc. (a) (b)	52	1,595
Emergent BioSolutions Inc. (a)	36	1,655
Enanta Pharmaceuticals Inc. (a)	53	3,166
Ensign Group Inc.	272	6,028
Evolent Health Inc. - Class A (a) (b)	342	4,208
Exact Sciences Corp. (a)	205	10,820
Five Prime Therapeutics Inc. (a)	113	2,482
Global Blood Therapeutics Inc. (a)	22	850
GW Pharmaceuticals Plc - ADS (a) (b)	35	4,573
Haemonetics Corp. (a)	45	2,623
Halozyme Therapeutics Inc. (a)	142	2,878
Halyard Health Inc. (a)	38	1,757
Harvard Bioscience Inc. (a)	594	1,962
HealthEquity Inc. (a)	372	17,368
Ignyta Inc. (a)	178	4,753
Immunogen Inc. (a)	302	1,937
Immunomedics Inc. (a) (b)	240	3,881
Innoviva Inc. (a)	183	2,594
Inogen Inc. (a)	24	2,931
Insmed Inc. (a)	68	2,121
Insulet Corp. (a)	31	2,129
Integra LifeSciences Holdings Corp. (a)	66	3,182
Intellia Therapeutics Inc. (a) (b)	64	1,226
Invacare Corp.	313	5,281
Iovance Biotherapeutics Inc. (a)	265	2,123
iRhythm Technologies Inc. (a)	67	3,708
Ironwood Pharmaceuticals Inc. - Class A (a)	374	5,600
Jounce Therapeutics Inc. (a) (b)	58	743

See accompanying Notes to Financial Statements.

166

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Juno Therapeutics Inc. (a)	23	1,059
Kala Pharmaceuticals Inc. (a) (b)	62	1,152
Keryx Biopharmaceuticals Inc. (a) (b)	320	1,489
LHC Group Inc. (a)	108	6,615
Ligand Pharmaceuticals Inc. (a)	138	18,789
Loxo Oncology Inc. (a)	54	4,512
MacroGenics Inc. (a)	101	1,925
Madrigal Pharmaceuticals Inc. (a)	24	2,191
Magellan Health Services Inc. (a)	26	2,541
Masimo Corp. (a)	101	8,603
Medidata Solutions Inc. (a)	73	4,610
Merit Medical Systems Inc. (a)	24	1,048
Molina Healthcare Inc. (a)	12	940
Nektar Therapeutics (a)	66	3,955
NeoGenomics Inc. (a)	524	4,645
Novavax Inc. (a) (b)	226	280
Novocure Ltd. (a) (b)	107	2,170
Omeros Corp. (a) (b)	118	2,298
Oxford Immunotec Global Plc (a)	246	3,431
Pacira Pharmaceuticals Inc. (a)	37	1,707
Penumbra Inc. (a)	42	3,931
Phibro Animal Health Corp. - Class A	7	228
Portola Pharmaceuticals Inc. (a)	42	2,025
PRA Health Sciences Inc. (a)	50	4,557
Prestige Brands Holdings Inc. (a)	74	3,292
Puma Biotechnology Inc. (a)	9	894
Quidel Corp. (a)	44	1,888
Repligen Corp. (a)	13	468
Sage Therapeutics Inc. (a)	35	5,691
Sangamo Therapeutics Inc. (a)	88	1,440
Sarepta Therapeutics Inc. (a) (b)	63	3,534
Sienna Biopharmaceuticals Inc. (a) (b)	50	905
Supernus Pharmaceuticals Inc. (a)	72	2,873
Tactile Systems Technology Inc. (a) (b)	32	939
Teladoc Inc. (a) (b)	322	11,240
Tivity Health Inc. (a)	24	871
Ultragenyx Pharmaceutical Inc. (a)	60	2,780
Veeva Systems Inc. - Class A (a)	76	4,210
Vital Therapies Inc. (a) (b)	633	3,766
WellCare Health Plans Inc. (a)	31	6,151
West Pharmaceutical Services Inc.	99	9,781
Wright Medical Group NV (a)	142	3,151
Zogenix Inc. (a)	7	288
		355,191
Industrials 18.2%
Aerojet Rocketdyne Holdings Inc. (a)	75	2,345
Air Transport Services Group Inc. (a)	159	3,689
Alamo Group Inc.	17	1,909
Albany International Corp. - Class A	67	4,138
Altra Holdings Inc.	101	5,095
Applied Industrial Technologies Inc.	14	957
Argan Inc.	47	2,107
Avis Budget Group Inc. (a)	4	195
Axon Enterprise Inc. (a) (b)	298	7,900
Azul SA - ADR (a)	241	5,755
Barrett Business Services Inc.	3	194
Beacon Roofing Supply Inc. (a)	166	10,588
Brink's Co.	136	10,752
BWX Technologies Inc.	54	3,276
CAI International Inc. (a)	13	366
Colfax Corp. (a)	60	2,397
Commercial Vehicle Group Inc. (a)	81	862
DMC Global Inc.	78	1,966
Douglas Dynamics Inc.	147	5,559
Echo Global Logistics Inc. (a)	398	11,155
EMCOR Group Inc.	52	4,248
EnPro Industries Inc.	16	1,493
Exponent Inc.	9	642
Fortune Brands Home & Security Inc.	77	5,249
Gardner Denver Holdings Inc. (a)	104	3,513
Generac Holdings Inc. (a)	62	3,064
H&E Equipment Services Inc.	259	10,549
Harsco Corp. (a)	119	2,217
Hawaiian Holdings Inc.	15	600
	Shares/Par[1]	Value
Healthcare Services Group Inc.	32	1,669
HEICO Corp. - Class A	173	13,709
Herc Holdings Inc. (a)	149	9,314
Hexcel Corp.	202	12,473
Hillenbrand Inc.	51	2,286
InnerWorkings Inc. (a)	508	5,094
Insperity Inc.	30	1,708
JELD-WEN Holding Inc. (a)	105	4,145
John Bean Technologies Corp.	43	4,711
Kaman Corp.	106	6,262
Kennametal Inc.	331	16,013
Kimball International Inc. - Class B	15	286
Knight-Swift Transportation Holdings Inc. - Class A	246	10,766
Kornit Digital Ltd. (a) (b)	548	8,845
Lawson Products Inc. (a)	178	4,390
MasTec Inc. (a)	113	5,508
MSA Safety Inc.	16	1,207
On Assignment Inc. (a)	28	1,819
Patrick Industries Inc. (a)	21	1,450
Proto Labs Inc. (a)	43	4,425
Quad/Graphics Inc. - Class A	50	1,135
RBC Bearings Inc. (a)	34	4,339
Rush Enterprises Inc. - Class A (a)	120	6,086
Saia Inc. (a)	62	4,403
Simpson Manufacturing Co. Inc.	26	1,483
SiteOne Landscape Supply Inc. (a)	70	5,377
SP Plus Corp. (a)	6	229
SPX Corp. (a)	22	698
Sterling Construction Co. Inc. (a)	10	159
Teledyne Technologies Inc. (a)	32	5,808
Tennant Co.	47	3,403
Textainer Group Holdings Ltd. (a)	61	1,321
Titan Machinery Inc. (a)	383	8,116
TransUnion LLC (a)	61	3,331
Trex Co. Inc. (a)	13	1,407
TriNet Group Inc. (a)	88	3,889
Triton International Ltd. - Class A	114	4,274
Vectrus Inc. (a)	50	1,543
WageWorks Inc. (a)	146	9,051
Welbilt Inc. (a)	236	5,544
XPO Logistics Inc. (a)	121	11,077
		311,533
Information Technology 31.2%
2U Inc. (a)	195	12,599
Acxiom Corp. (a)	215	5,921
Advanced Energy Industries Inc. (a)	224	15,083
Aerohive Networks Inc. (a)	494	2,880
Altair Engineering Inc. - Class A (a) (b)	142	3,402
Amber Road Inc. (a)	574	4,210
Appfolio Inc. - Class A (a)	30	1,230
Appian Corp. - Class A (a) (b)	13	398
Arista Networks Inc. (a)	21	4,872
Axcelis Technologies Inc. (a)	14	414
Black Knight Inc. (a)	502	22,158
Blackbaud Inc.	47	4,463
Blackline Inc. (a)	25	814
Box Inc. - Class A (a)	277	5,871
Brooks Automation Inc.	294	7,015
Carbonite Inc. (a)	238	5,990
Care.com Inc. (a)	253	4,558
CEVA Inc. (a)	42	1,938
Cimpress NV (a)	13	1,604
Cirrus Logic Inc. (a)	77	4,012
Coherent Inc. (a)	13	3,601
Comtech Telecommunications Corp.	6	129
Cornerstone OnDemand Inc. (a)	65	2,286
CoStar Group Inc. (a)	45	13,498
Coupa Software Inc. (a)	165	5,140
Cree Inc. (a)	3	126
Cypress Semiconductor Corp.	732	11,149
Diodes Inc. (a)	21	592
Ebix Inc.	61	4,804
Electro Scientific Industries Inc. (a)	54	1,158
Envestnet Inc. (a)	86	4,294

See accompanying Notes to Financial Statements.

167

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
EPAM Systems Inc. (a)	9	978
ePlus Inc. (a)	41	3,065
Etsy Inc. (a)	85	1,740
Euronet Worldwide Inc. (a)	240	20,260
Everbridge Inc. (a)	128	3,803
Extreme Networks (a)	337	4,220
Fair Isaac Corp.	52	7,954
GoDaddy Inc. - Class A (a)	154	7,757
GrubHub Inc. (a) (b)	31	2,247
GTT Communications Inc. (a)	79	3,701
HubSpot Inc. (a)	132	11,669
Ichor Holdings Ltd. (a)	35	854
II-VI Inc. (a)	120	5,634
Impinj Inc. (a) (b)	83	1,860
InterXion Holding NV (a)	263	15,513
j2 Global Inc.	85	6,383
Liquidity Services Inc. (a)	161	783
Littelfuse Inc.	84	16,624
LivePerson Inc. (a)	1,030	11,842
LogMeIn Inc.	198	22,694
Lumentum Holdings Inc. (a) (b)	165	8,033
Mellanox Technologies Ltd. (a) (b)	44	2,816
Microsemi Corp. (a)	45	2,312
Mimecast Ltd. (a)	265	7,606
MINDBODY Inc. - Class A (a)	340	10,371
MKS Instruments Inc.	64	6,091
MobileIron Inc. (a)	25	96
MongoDB Inc. - Class A (a) (b)	36	1,061
Monolithic Power Systems Inc.	132	14,818
Novanta Inc. (a)	7	333
Nutanix Inc. - Class A (a)	15	534
Orbotech Ltd. (a)	65	3,250
OSI Systems Inc. (a)	86	5,514
Paycom Software Inc. (a) (b)	154	12,362
Paylocity Holding Corp. (a)	63	2,975
PDF Solutions Inc. (a)	118	1,845
Plantronics Inc.	59	2,959
Power Integrations Inc.	49	3,558
Progress Software Corp.	81	3,460
Proofpoint Inc. (a)	111	9,808
PROS Holdings Inc. (a)	95	2,519
Pure Storage Inc. - Class A (a)	175	2,769
Q2 Holdings Inc. (a)	78	2,886
Qualys Inc. (a)	37	2,220
QuinStreet Inc. (a)	63	526
Rapid7 Inc. (a)	91	1,691
RealPage Inc. (a)	107	4,721
RingCentral Inc. - Class A (a)	314	15,221
Rudolph Technologies Inc. (a)	93	2,223
SMART Global Holdings Inc. (a)	10	323
SPS Commerce Inc. (a)	55	2,680
Super Micro Computer Inc. (a)	51	1,077
Syntel Inc. (a)	63	1,438
Systemax Inc.	16	518
Take-Two Interactive Software Inc. (a)	92	10,116
Tower Semiconductor Ltd. (a)	233	7,929
Trade Desk Inc. - Class A (a) (b)	70	3,187
Trimble Inc. (a)	138	5,600
Ultimate Software Group Inc. (a)	78	17,046
Ultra Clean Holdings Inc. (a)	57	1,317
Upland Software Inc. (a)	72	1,570
Varonis Systems Inc. (a)	78	3,785
Versum Materials Inc.	99	3,733
Virtusa Corp. (a)	116	5,119
Vishay Intertechnology Inc.	106	2,207
WEX Inc. (a)	62	8,824
Wix.com Ltd. (a)	120	6,867
WNS Holdings Ltd. - ADR (a)	131	5,269
Yelp Inc. - Class A (a)	47	1,971
Zendesk Inc. (a)	52	1,760
		532,704
Materials 3.9%
Ashland Global Holdings Inc.	168	11,942
Boise Cascade Co.	3	132
	Shares/Par[1]	Value
Chemours Co.	167	8,361
Cleveland-Cliffs Inc. (a) (b)	61	437
Eagle Materials Inc.	20	2,266
Ferro Corp. (a)	249	5,880
GCP Applied Technologies Inc. (a)	362	11,533
Ingevity Corp. (a)	60	4,234
KMG Chemicals Inc.	96	6,330
Koppers Holdings Inc. (a)	1	71
Kronos Worldwide Inc.	90	2,312
Louisiana-Pacific Corp. (a)	104	2,725
Myers Industries Inc.	29	575
Quaker Chemical Corp.	25	3,769
Sensient Technologies Corp.	55	4,037
SunCoke Energy Inc. (a)	34	404
Trinseo SA	26	1,861
Verso Corp. - Class A (a)	12	218
		67,087
Real Estate 0.7%
ARMOUR Residential REIT Inc. (b)	96	2,462
Chatham Lodging Trust	34	782
First Industrial Realty Trust Inc.	18	578
Invesco Mortgage Capital Inc.	74	1,321
Jernigan Capital Inc.	34	642
National Health Investors Inc.	7	497
PS Business Parks Inc.	7	838
RMR Group Inc. - Class A	8	448
Ryman Hospitality Properties	18	1,233
STAG Industrial Inc.	119	3,261
		12,062
Telecommunication Services 0.1%
Boingo Wireless Inc. (a)	70	1,572
Vonage Holdings Corp. (a)	23	234
		1,806
Utilities 0.1%
American States Water Co.	9	524
California Water Service Group	8	342
Otter Tail Corp.	9	392
		1,258
Total Common Stocks (cost $1,385,405)		1,676,169
RIGHTS 0.0%
Dyax Corp. (a) (c)	143	482
Total Rights (cost $159)		482
SHORT TERM INVESTMENTS 7.5%
Investment Companies 2.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	34,196	34,196
Securities Lending Collateral 5.5%
Securities Lending Cash Collateral Fund LLC, 1.30% (d) (e)	93,016	93,016
Total Short Term Investments (cost $127,212)		127,212
Total Investments 105.7% (cost $1,512,776)		1,803,863
Other Assets and Liabilities, Net (5.7)%		(96,653)
Total Net Assets 100.0%		$1,707,210

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   Investment in affiliate.

(e)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL Multi-Manager Small Cap Value Fund
COMMON STOCKS 97.9%
Consumer Discretionary 13.7%
Adtalem Global Education Inc. (a)	58	$2,457
American Axle & Manufacturing Holdings Inc. (a)	77	1,306
American Eagle Outfitters Inc.	180	3,376

See accompanying Notes to Financial Statements.

168

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Beazer Homes USA Inc. (a)	117	2,251
Big Lots Inc. (b)	39	2,179
Bridgepoint Education Inc. (a)	73	605
Brinker International Inc. (b)	181	7,042
Brunswick Corp.	45	2,480
Buckle Inc. (b)	64	1,530
Caleres Inc.	106	3,543
Callaway Golf Co.	145	2,022
Career Education Corp. (a)	275	3,322
Childrens Place Retail Stores Inc.	9	1,355
Citi Trends Inc.	31	827
Conn's Inc. (a) (b)	69	2,469
Cooper-Standard Holding Inc. (a)	4	501
Dana Holding Corp.	31	979
Deckers Outdoor Corp. (a)	11	859
Eldorado Resorts Inc. (a) (b)	116	3,842
Flexsteel Industries Inc.	13	622
Fox Factory Holding Corp. (a)	129	5,019
G-III Apparel Group Ltd. (a)	125	4,628
Gildan Activewear Inc.	484	15,646
Group 1 Automotive Inc.	22	1,587
Helen of Troy Ltd. (a)	150	14,463
Johnson Outdoors Inc. - Class A	39	2,441
KB Home	31	982
LCI Industries	39	5,074
M/I Homes Inc. (a)	122	4,193
Malibu Boats Inc. - Class A (a)	227	6,758
Marriott Vacations Worldwide Corp.	15	2,086
MDC Partners Inc. - Class A (a)	191	1,861
Meredith Corp.	15	1,017
MSG Networks Inc. - Class A (a)	48	962
Nautilus Inc. (a)	734	9,802
New Home Co. Inc. (a)	134	1,684
Office Depot Inc.	523	1,850
Oxford Industries Inc.	8	630
Penske Automotive Group Inc.	81	3,868
Skechers U.S.A. Inc. - Class A (a)	28	1,052
Stoneridge Inc. (a)	31	704
Superior Industries International Inc.	57	852
Tenneco Inc.	185	10,824
Tilly's Inc. - Class A	26	380
TopBuild Corp. (a)	37	2,823
Tower International Inc.	60	1,853
TRI Pointe Homes Inc. (a)	240	4,308
Tronc Inc. (a)	16	289
Tupperware Brands Corp.	21	1,323
Williams-Sonoma Inc. (b)	55	2,818
Winnebago Industries Inc.	227	12,631
Zagg Inc. (a)	26	485
		168,460
Consumer Staples 2.6%
Amplify Snack Brands Inc. (a) (b)	324	3,887
Andersons Inc.	94	2,926
Cal-Maine Foods Inc. (a) (b)	9	382
Central Garden & Pet Co. - Class A (a)	55	2,056
Cott Corp.	41	688
Darling Ingredients Inc. (a)	314	5,697
Energizer Holdings Inc.	23	1,111
Ingredion Inc.	4	531
Sanderson Farms Inc.	24	3,296
Supervalu Inc. (a)	171	3,688
United Natural Foods Inc. (a)	121	5,956
Village Super Market Inc. - Class A	22	514
WD-40 Co.	11	1,270
		32,002
Energy 4.7%
C&J Energy Services Inc. (a)	62	2,059
CVR Energy Inc. (b)	54	2,014
Delek US Holdings Inc.	122	4,267
Eclipse Resources Corp. (a)	1,035	2,484
Exterran Corp. (a)	53	1,656
Gulfport Energy Corp. (a)	148	1,885
Helix Energy Solutions Group Inc. (a)	159	1,197
Matador Resources Co. (a)	240	7,464
	Shares/Par[1]	Value
McDermott International Inc. (a)	388	2,554
Newpark Resources Inc. (a)	192	1,650
Oasis Petroleum Inc. (a)	90	761
Oil States International Inc. (a)	123	3,470
Pacific Ethanol Inc. (a)	51	234
Patterson-UTI Energy Inc.	187	4,286
PBF Energy Inc. - Class A	39	1,393
PDC Energy Inc. (a)	78	4,018
ProPetro Holding Corp. (a)	95	1,911
Renewable Energy Group Inc. (a)	54	632
RSP Permian Inc. (a)	24	967
Sanchez Energy Corp. (a) (b)	473	2,512
SemGroup Corp. - Class A	21	623
Superior Energy Services Inc. (a)	247	2,382
Unit Corp. (a)	26	571
W&T Offshore Inc. (a)	684	2,263
World Fuel Services Corp.	183	5,161
		58,414
Financials 25.1%
AG Mortgage Investment Trust Inc.	74	1,407
American Equity Investment Life Holding Co.	209	6,419
American Financial Group Inc.	3	304
Anworth Mortgage Asset Corp.	504	2,745
Arrow Financial Corp.	—	—
Banc of California Inc.	51	1,055
BancFirst Corp.	17	882
Bancorp Inc. (a)	161	1,592
BancorpSouth Bank	257	8,105
Bank of Commerce Holdings	15	173
Bank of NT Butterfield & Son Ltd.	127	4,595
Banner Corp.	82	4,508
BofI Holding Inc. (a)	47	1,396
Cadence Bancorp LLC - Class A (a)	38	1,035
Capital City Bank Group Inc.	11	256
Capitol Federal Financial Inc.	220	2,956
Carolina Financial Corp.	10	359
Cathay General Bancorp	254	10,738
CBTX Inc. (b)	87	2,590
Chemical Financial Corp.	29	1,557
City Holdings Co.	10	699
CNB Financial Corp.	11	294
CNO Financial Group Inc.	77	1,903
CoBiz Financial Inc.	58	1,166
Columbia Banking System Inc.	74	3,230
Commerce Bancshares Inc.	161	8,979
Community Financial Corp.	4	145
ConnectOne Bancorp Inc.	182	4,681
Enterprise Financial Services Corp.	112	5,043
Evercore Inc. - Class A	9	776
Farmers Capital Bank Corp.	5	199
FB Financial Corp. (a)	10	434
FCB Financial Holdings Inc. - Class A (a)	9	432
Federal Agricultural Mortgage Corp. - Class C	35	2,743
First American Financial Corp.	80	4,457
First Commonwealth Financial Corp.	78	1,123
First Community Bancshares Inc.	12	347
First Financial Bancorp	153	4,045
First Interstate BancSystem Inc. - Class A	41	1,647
FirstCash Inc.	207	13,971
FNB Corp.	105	1,445
Great Western Bancorp Inc.	17	659
Hancock Holding Co.	62	3,094
Hanmi Financial Corp.	90	2,724
Hanover Insurance Group Inc.	20	2,114
Heritage Financial Corp.	78	2,405
Hope Bancorp Inc.	68	1,240
Independent Bank Corp.	68	1,509
Independent Bank Corp.	19	1,334
Infinity Property & Casualty Corp.	14	1,495
Investors Bancorp Inc.	227	3,145
James River Group Holdings Ltd.	100	4,018
Janus Henderson Group Plc	32	1,228
Kearny Financial Corp.	63	909
Kemper Corp.	12	816

See accompanying Notes to Financial Statements.

169

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Lakeland Financial Corp.	40	1,940
LPL Financial Holdings Inc.	36	2,063
Macatawa Bank Corp.	48	483
MB Financial Inc.	96	4,264
MBT Financial Corp.	28	302
Meridian Bancorp Inc.	285	5,872
Meta Financial Group Inc.	39	3,582
MFA Financial Inc.	85	672
MGIC Investment Corp. (a)	408	5,751
National Western Life Group Inc. - Class A	24	7,845
NMI Holdings Inc. - Class A (a)	226	3,843
Old Second Bancorp Inc.	45	615
Oppenheimer Holdings Inc. - Class A	17	461
Pacific Premier Bancorp Inc. (a)	4	148
PCSB Financial Corp. (a)	25	483
Pinnacle Financial Partners Inc.	66	4,382
PRA Group Inc. (a) (b)	316	10,481
Preferred Bank	57	3,334
Prosperity Bancshares Inc.	59	4,165
Provident Financial Services Inc.	105	2,843
RBB Bancorp	8	220
Reinsurance Group of America Inc.	4	561
RenaissanceRe Holdings Ltd.	93	11,692
Renasant Corp.	32	1,325
Republic Bancorp Inc. - Class A	7	256
Riverview Bancorp Inc.	77	669
S&T Bancorp Inc.	37	1,467
Seacoast Banking Corp. of Florida (a)	63	1,590
Shore Bancshares Inc.	18	304
Sierra Bancorp	15	387
State Bank Financial Corp.	51	1,532
Sterling Bancorp	37	906
Summit Financial Group Inc.	9	233
TCF Financial Corp.	727	14,896
Third Point Reinsurance Ltd. (a)	261	3,826
Tristate Capital Holdings Inc. (a)	192	4,426
Two River Bancorp (b)	9	161
UMB Financial Corp.	12	834
Umpqua Holdings Corp.	695	14,470
Universal Insurance Holdings Inc.	147	4,011
Validus Holdings Ltd.	28	1,324
Valley National Bancorp	265	2,974
Waddell & Reed Financial Inc. - Class A	235	5,241
Walker & Dunlop Inc. (a)	10	489
Washington Federal Inc.	131	4,492
Waterstone Financial Inc.	216	3,689
Webster Financial Corp.	61	3,419
West Bancorp Inc.	7	178
Western Alliance Bancorp (a)	100	5,689
Wintrust Financial Corp.	182	14,987
WSFS Financial Corp.	31	1,471
		308,369
Health Care 7.9%
Acadia HealthCare Co. Inc. (a)	42	1,374
Acceleron Pharma Inc. (a)	13	571
Agenus Inc. (a) (b)	111	361
Allscripts-Misys Healthcare Solutions Inc. (a)	358	5,210
Bluebird Bio Inc. (a)	15	2,598
Charles River Laboratories International Inc. (a)	31	3,389
Diplomat Pharmacy Inc. (a)	20	397
Emergent BioSolutions Inc. (a)	53	2,473
Endologix Inc. (a) (b)	458	2,453
Global Blood Therapeutics Inc. (a)	9	373
Halyard Health Inc. (a)	103	4,757
Hill-Rom Holdings Inc.	111	9,365
Immunomedics Inc. (a) (b)	24	387
Impax Laboratories Inc. (a)	122	2,035
INC Research Holdings Inc. - Class A (a)	325	14,192
Innoviva Inc. (a)	187	2,647
Integer Holdings Corp. (a)	23	1,042
Lannett Co. Inc. (a) (b)	27	631
Lifepoint Health Inc. (a)	28	1,394
Magellan Health Services Inc. (a)	94	8,980
MEDNAX Inc. (a)	141	7,540
	Shares/Par[1]	Value
Novavax Inc. (a) (b)	575	713
Omeros Corp. (a) (b)	11	209
Orthofix International NV (a)	15	799
Owens & Minor Inc.	99	1,857
Pacira Pharmaceuticals Inc. (a)	101	4,633
PDL BioPharma Inc. (a)	402	1,102
Prestige Brands Holdings Inc. (a)	70	3,130
PTC Therapeutics Inc. (a)	16	275
Spectrum Pharmaceuticals Inc. (a)	33	628
Teladoc Inc. (a) (b)	73	2,557
Tivity Health Inc. (a)	12	443
Triple-S Management Corp. - Class B (a)	71	1,753
Varex Imaging Corp. (a)	154	6,190
Zogenix Inc. (a)	21	831
		97,289
Industrials 17.9%
AAR Corp.	60	2,376
ACCO Brands Corp. (a)	215	2,623
Actuant Corp. - Class A	274	6,925
Aerojet Rocketdyne Holdings Inc. (a)	32	986
Air Lease Corp. - Class A	232	11,162
Alamo Group Inc.	22	2,528
Amerco Inc.	7	2,681
Apogee Enterprises Inc.	23	1,034
Applied Industrial Technologies Inc.	12	805
Astronics Corp. (a)	89	3,673
Atkore International Group Inc. (a)	169	3,617
Briggs & Stratton Corp.	96	2,429
CAI International Inc. (a)	19	537
Costamare Inc.	119	685
Covenant Transportation Group Inc. - Class A (a)	55	1,579
CRA International Inc.	9	391
DMC Global Inc.	21	538
Donaldson Co. Inc.	116	5,673
EMCOR Group Inc.	62	5,089
Ennis Inc.	100	2,071
Esterline Technologies Corp. (a)	10	762
Forward Air Corp.	51	2,940
GATX Corp.	18	1,125
Generac Holdings Inc. (a)	61	3,025
Gorman-Rupp Co.	90	2,812
Greenbrier Cos. Inc. (b)	35	1,871
Harsco Corp. (a)	301	5,621
Hawaiian Holdings Inc.	65	2,580
Hertz Global Holdings Inc. (a) (b)	81	1,784
KBR Inc.	166	3,282
Kelly Services Inc. - Class A	81	2,217
Kennametal Inc.	73	3,514
Kforce Inc.	30	759
Kimball International Inc. - Class B	29	543
Knoll Inc.	211	4,851
Kornit Digital Ltd. (a) (b)	278	4,482
Lawson Products Inc. (a)	6	141
Meritor Inc. (a)	125	2,921
Moog Inc. - Class A (a)	40	3,438
NL Industries Inc. (a)	31	443
Northwest Pipe Co. (a)	22	421
NOW Inc. (a)	748	8,253
PGT Innovations Inc. (a)	950	16,002
Quad/Graphics Inc. - Class A	100	2,265
Quanex Building Products Corp.	675	15,786
Radiant Logistics Inc. (a)	92	425
REV Group Inc.	139	4,535
Rexnord Corp. (a)	33	847
Rush Enterprises Inc. - Class A (a)	76	3,856
Safe Bulkers Inc. (a)	1,335	4,313
SkyWest Inc.	25	1,343
SP Plus Corp. (a)	58	2,166
Spirit Aerosystems Holdings Inc. - Class A	3	270
Spirit Airlines Inc. (a)	45	2,032
SPX Corp. (a)	134	4,194
Steelcase Inc. - Class A	943	14,335
Student Transportation Inc. (b)	446	2,740
Team Inc. (a) (b)	98	1,466

See accompanying Notes to Financial Statements.

170

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Teledyne Technologies Inc. (a)	9	1,604
Terex Corp.	28	1,350
Tetra Tech Inc.	121	5,821
Textainer Group Holdings Ltd. (a) (b)	54	1,171
Triton International Ltd. - Class A	60	2,255
Triumph Group Inc.	15	403
Tutor Perini Corp. (a)	33	825
Twin Disc Inc. (a)	15	396
Vectrus Inc. (a)	72	2,207
Werner Enterprises Inc.	53	2,029
Woodward Governor Co.	113	8,618
YRC Worldwide Inc. (a)	124	1,785
		220,226
Information Technology 8.9%
ACI Worldwide Inc. (a)	192	4,342
ADTRAN Inc.	37	722
Ambarella Inc. (a) (b)	23	1,360
Barracuda Networks Inc. (a)	92	2,537
Bel Fuse Inc. - Class B	29	727
Belden Inc.	41	3,213
Benchmark Electronics Inc. (a)	148	4,309
Blackberry Ltd. (a)	424	4,737
CACI International Inc. - Class A (a)	17	2,284
Cohu Inc.	395	8,670
Comtech Telecommunications Corp.	84	1,858
Cree Inc. (a)	33	1,243
CSG Systems International Inc.	17	762
Diodes Inc. (a)	50	1,425
Dolby Laboratories Inc.	55	3,402
DSP Group Inc. (a)	9	115
Ebix Inc. (b)	62	4,896
Electro Scientific Industries Inc. (a)	100	2,152
Emcore Corp. (a)	17	110
ePlus Inc. (a)	30	2,251
Etsy Inc. (a)	213	4,347
Finisar Corp. (a)	126	2,555
FitBit Inc. - Class A (a)	90	511
GSI Technology Inc. (a)	19	154
Infinera Corp. (a)	149	946
Integrated Device Technology Inc. (a)	123	3,668
KVH Industries Inc. (a)	33	342
Manhattan Associates Inc. (a)	59	2,934
Mantech International Corp. - Class A	9	464
MTS Systems Corp.	98	5,236
NCR Corp. (a)	54	1,824
Photronics Inc. (a)	67	570
Plexus Corp. (a)	29	1,761
Progress Software Corp.	69	2,943
QAD Inc. - Class A	23	889
QuinStreet Inc. (a)	79	665
Ribbon Communications Inc. (a)	119	921
Sanmina Corp. (a)	22	742
Semtech Corp. (a)	37	1,248
SYNNEX Corp.	16	2,144
Systemax Inc.	38	1,273
Tech Data Corp. (a)	36	3,500
Teradata Corp. (a)	163	6,259
Teradyne Inc.	13	544
Travelport Worldwide Ltd.	269	3,512
Verint Systems Inc. (a)	26	1,071
Viavi Solutions Inc. (a)	134	1,172
Vishay Intertechnology Inc.	287	5,945
		109,255
Materials 5.9%
Allegheny Technologies Inc. (a)	21	517
Boise Cascade Co.	16	632
Chemours Co.	21	1,037
Cleveland-Cliffs Inc. (a) (b)	1,225	8,829
Commercial Metals Co.	177	3,784
Domtar Corp.	47	2,310
Graphic Packaging Holding Co.	131	2,025
Greif Inc. - Class A	24	1,425
HB Fuller Co.	158	8,522
Kronos Worldwide Inc.	66	1,704
	Shares/Par[1]	Value
Louisiana-Pacific Corp. (a)	33	872
Olin Corp.	23	825
Owens-Illinois Inc. (a)	105	2,323
PolyOne Corp.	83	3,591
Reliance Steel & Aluminum Co.	114	9,814
Ryerson Holding Corp. (a)	111	1,153
Schnitzer Steel Industries Inc. - Class A	132	4,424
Schweitzer-Mauduit International Inc.	367	16,652
Steel Dynamics Inc.	13	556
Tronox Ltd. - Class A	36	729
Valhi Inc.	84	516
Verso Corp. - Class A (a)	14	248
		72,488
Real Estate 6.6%
ARMOUR Residential REIT Inc. (b)	148	3,818
Ashford Hospitality Prime Inc.	30	296
Ashford Hospitality Trust Inc.	220	1,477
Brandywine Realty Trust	66	1,192
Chatham Lodging Trust	108	2,463
Chesapeake Lodging Trust	116	3,136
Consolidated-Tomoka Land Co.	6	408
CubeSmart	131	3,786
DiamondRock Hospitality Co.	241	2,716
Education Realty Trust Inc.	63	2,186
Ellington Residential Mortgage REIT (b)	23	278
First Industrial Realty Trust Inc.	42	1,324
Four Corners Property Trust Inc.	193	4,959
Getty Realty Corp.	127	3,440
Gramercy Property Trust	77	2,062
Healthcare Realty Trust Inc.	25	818
HFF Inc. - Class A	46	2,247
Highwoods Properties Inc.	20	1,001
InfraREIT Inc.	50	929
Invesco Mortgage Capital Inc.	298	5,313
iStar Inc. (a)	126	1,422
Jernigan Capital Inc.	28	534
Kite Realty Group Trust	42	815
Lexington Realty Trust	198	1,907
Mack-Cali Realty Corp.	103	2,225
New Residential Investment Corp.	106	1,889
New Senior Investment Group Inc.	134	1,011
One Liberty Properties Inc.	19	488
Pebblebrook Hotel Trust (b)	73	2,709
Physicians Realty Trust	213	3,839
PS Business Parks Inc.	28	3,573
QTS Realty Trust Inc. - Class A	36	1,963
RLJ Lodging Trust	29	646
Sun Communities Inc.	28	2,557
Sunstone Hotel Investors Inc.	329	5,438
Terreno Realty Corp	46	1,620
Xenia Hotels & Resorts Inc.	240	5,182
		81,667
Telecommunication Services 0.2%
Cincinnati Bell Inc. (a)	51	1,062
Iridium Communications Inc. (a) (b)	108	1,273
Telephone & Data Systems Inc.	19	526
		2,861
Utilities 4.4%
Allete Inc.	30	2,219
American States Water Co.	26	1,531
Avista Corp.	22	1,157
California Water Service Group	27	1,245
Chesapeake Utilities Corp.	65	5,124
Connecticut Water Services Inc.	29	1,658
El Paso Electric Co.	68	3,735
IDACORP Inc.	43	3,869
Middlesex Water Co.	94	3,771
New Jersey Resources Corp.	51	2,050
Northwest Natural Gas Co.	3	177
ONE Gas Inc.	31	2,302
Ormat Technologies Inc.	93	5,959
Otter Tail Corp.	39	1,747
PNM Resources Inc.	145	5,867
Portland General Electric Co.	38	1,736

See accompanying Notes to Financial Statements.

171

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
SJW Corp.	42	2,693
Southwest Gas Corp.	25	2,015
Spire Inc.	43	3,187
Unitil Corp.	9	416
WGL Holdings Inc.	17	1,428
		53,886
Total Common Stocks (cost $1,051,248)		1,204,917
SHORT TERM INVESTMENTS 6.2%
Investment Companies 2.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	24,398	24,398
Securities Lending Collateral 4.2%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	51,361	51,361
Total Short Term Investments (cost $75,759)		75,759
Total Investments 104.1% (cost $1,127,007)		1,280,676
Other Assets and Liabilities, Net (4.1)%		(50,004)
Total Net Assets 100.0%		$1,230,672

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/Neuberger Berman Strategic Income Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 16.6%
Accredited Mortgage Loan Trust
Series 2005-A2D-4, REMIC, 1.87%, (1M US LIBOR + 0.32%), 12/25/35 (a)	67	$66
Series 2006-A4-1, REMIC, 1.83%, (1M US LIBOR + 0.28%), 04/25/36 (a)	2,074	1,981
ACE Securities Corp. Home Equity Loan Trust
Series 2005-M3-HE3, REMIC, 2.26%, (1M US LIBOR + 0.71%), 05/25/35 (a)	4,600	4,613
Aegis Asset Backed Securities Trust
Series 2005-M2-3, REMIC, 2.03%, (1M US LIBOR + 0.48%), 08/25/35 (a)	3,090	3,084
Ally Auto Receivables Trust
Series 2017-A2-3, 1.53%, 02/15/19	1,482	1,480
Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates
Series 2005-M2-R7, REMIC, 2.05%, (1M US LIBOR + 0.50%), 09/25/35 (a)	1,480	1,482
Series 2005-M3-R8, REMIC, 2.06%, (1M US LIBOR + 0.51%), 10/25/35 (a)	1,305	1,282
Argent Securities Inc. Asset-Backed Pass-Through Certificates
Series 2004-M1-W10, REMIC, 2.45%, (1M US LIBOR + 0.90%), 10/25/34 (a)	441	427
Series 2005-M1-W2, REMIC, 2.04%, (1M US LIBOR + 0.49%), 10/25/35 (a)	3,020	3,007
Asset Backed Securities Corp. Home Equity Loan Trust
Series 2006-A3-HE1, REMIC, 1.75%, (1M US LIBOR + 0.20%), 01/25/36 (a)	39	39
Asset-Backed Pass-Through Certificates
Series 2004-A1A-R2, REMIC, 2.24%, (1M US LIBOR + 0.69%), 04/25/34 (a)	160	162
Bear Stearns Asset Backed Securities I Trust
Series 2005-M1-TC1, REMIC, 2.21%, (1M US LIBOR + 0.66%), 05/25/35 (a)	244	244
Series 2005-M1-AQ2, REMIC, 2.29%, (1M US LIBOR + 0.74%), 09/25/35 (a)	2,430	2,417
Series 2006-1M3-HE1, REMIC, 2.01%, (1M US LIBOR + 0.46%), 12/25/35 (a)	1,600	1,510
Series 2006-2M1-HE1, REMIC, 1.96%, (1M US LIBOR + 0.41%), 02/25/36 (a)	208	208
Capital One Multi-Asset Execution Trust
Series 2015-A1-A1, 1.39%, 03/15/18	1,490	1,489
Series 2016-A1-A1, 1.93%, (1M US LIBOR + 0.45%), 04/15/19 (a)	970	974
Series 2014-A4-A4, 1.84%, (1M US LIBOR + 0.36%), 08/15/19 (a)	6,980	7,008
	Shares/Par[1]	Value
Carrington Mortgage Loan Trust
Series 2005-M4-OPT2, REMIC, 2.53%, (1M US LIBOR + 0.98%), 05/25/35 (a)	2,605	2,597
Series 2005-M1-NC5, REMIC, 2.03%, (1M US LIBOR + 0.48%), 10/25/35 (a)	4,100	4,140
Series 2006-A4-NC1, REMIC, 1.86%, (1M US LIBOR + 0.31%), 01/25/36 (a)	3,300	3,140
Series 2006-A4-RFC1, REMIC, 1.79%, (1M US LIBOR + 0.24%), 03/25/36 (a)	2,400	2,326
Citigroup Commercial Mortgage Trust
Interest Only, Series 2014-XA-GC25, REMIC, 1.04%, 10/10/47 (a)	13,838	776
Interest Only, Series 2015-XA-GC27, REMIC, 1.41%, 02/10/48 (a)	8,058	614
Citigroup Mortgage Loan Trust Inc.
Series 2005-M1-HE2, REMIC, 2.30%, (1M US LIBOR + 0.75%), 05/25/35 (a) (b)	11	11
Commercial Mortgage Pass-Through Certificates
Interest Only, Series 2013-XB-LC6, REMIC, 0.52%, 01/10/23 (a) (b)	14,500	268
Interest Only, Series 2013-XB-CR6, REMIC, 0.53%, 02/10/23 (a)	2,500	66
Interest Only, Series 2014-XA-CR16, REMIC, 1.17%, 04/10/47 (a)	16,361	740
Interest Only, Series 2014-XA-LC15, REMIC, 1.32%, 04/10/47 (a)	23,480	1,167
Interest Only, Series 2014-XA-UBS3, REMIC, 1.30%, 06/10/47 (a)	15,396	808
Interest Only, Series 2014-XA-UBS6, REMIC, 1.02%, 12/10/47 (a)	12,998	611
EquiFirst Mortgage Loan Trust
Series 2003-1A1-2, REMIC, 2.62%, (1M US LIBOR + 1.13%), 09/25/33 (a)	604	600
Series 2005-M3-1, REMIC, 2.27%, (1M US LIBOR + 0.72%), 04/25/35 (a)	908	914
Fannie Mae Connecticut Avenue Securities
Series 2017-2M2-C02, 5.20%, (1M US LIBOR + 3.65%), 09/25/29 (a)	5,574	6,008
Series 2017-2M2-C04, 4.40%, (1M US LIBOR + 2.85%), 11/25/29 (a)	1,553	1,611
Series 2017-1M2-C03, REMIC, 4.55%, (1M US LIBOR + 3.00%), 10/25/29 (a)	2,590	2,709
Series 2017-1M2-C06, REMIC, 4.20%, (1M US LIBOR + 2.65%), 02/25/30 (a)	1,300	1,338
Series 2017-2M2-C06, REMIC, 4.35%, (1M US LIBOR + 2.80%), 02/25/30 (a)	1,700	1,764
FBR Securitization Trust
Series 2005-M2-2, REMIC, 2.30%, (1M US LIBOR + 0.75%), 09/25/35 (a)	2,000	1,991
Fieldstone Mortgage Investment Trust
Series 2005-M5-1, REMIC, 2.68%, (1M US LIBOR + 1.13%), 03/25/35 (a)	2,770	2,686
First Franklin Mortgage Loan Trust
Series 2005-M1-FF1, REMIC, 2.29%, (1M US LIBOR + 0.74%), 12/25/34 (a)	47	47
GS Mortgage Securities Corp. II
Interest Only, Series 2015-XA-GC30, REMIC, 0.88%, 05/10/50 (a)	20,524	891
GS Mortgage Securities Trust
Interest Only, Series 2014-XA-GC18, REMIC, 1.12%, 01/10/24 (a)	21,529	1,004
Interest Only, Series 2014-XA-GC26, REMIC, 1.07%, 11/10/47 (a)	15,308	810
Home Equity Mortgage Trust
Series 2004-M2-5, REMIC, 3.15%, (1M US LIBOR + 1.60%), 02/25/35 (a)	161	156
HSI Asset Securitization Corp. Trust
Series 2006-M1-OPT1, REMIC, 1.91%, (1M US LIBOR + 0.36%), 12/25/35 (a)	1,390	1,377
JPMorgan Alternative Loan Trust
Series 2007-12A3-A2, REMIC, 1.74%, (1M US LIBOR + 0.19%), 06/25/37 (a)	870	860
JPMorgan Mortgage Acquisition Trust
Series 2005-M2-OPT2, REMIC, 2.00%, (1M US LIBOR + 0.45%), 12/25/35 (a)	4,600	4,591
Series 2006-A5-ACC1, REMIC, 1.79%, (1M US LIBOR + 0.24%), 05/25/36 (a)	784	782
Series 2007-MV2-CH1, REMIC, 1.83%, (1M US LIBOR + 0.28%), 11/25/36 (a)	1,990	1,991

See accompanying Notes to Financial Statements.

172

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Morgan Stanley ABS Capital I Inc. Trust
Series 2005-M4-HE3, REMIC, 2.53%, (1M US LIBOR + 0.98%), 07/25/35 (a)	870	874
Morgan Stanley Dean Witter Capital I Inc. Trust
Series 2002-M1-AM2, REMIC, 2.68%, (1M US LIBOR + 1.13%), 05/25/32 (a)	413	416
Morgan Stanley Home Equity Loan Trust
Series 2006-A4-2, REMIC, 1.83%, (1M US LIBOR + 0.28%), 02/25/36 (a)	495	485
Navient Student Loan Trust
Series 2016-A1-6A, 2.03%, (1M US LIBOR + 0.48%), 02/25/19 (a) (b)	1,078	1,080
Newcastle Mortgage Securities Trust
Series 2006-M2-1, REMIC, 1.92%, (1M US LIBOR + 0.37%), 03/25/36 (a)	3,490	3,434
Park Place Securities Inc. Asset-Backed Pass-Through Certificates
Series 2004-M4-WHQ1, REMIC, 3.28%, (1M US LIBOR + 1.73%), 09/25/34 (a)	971	959
Series 2004-M4-WWF1, REMIC, 3.20%, (1M US LIBOR + 1.65%), 12/25/34 (a)	690	701
Series 2004-M3-WHQ2, REMIC, 2.59%, (1M US LIBOR + 1.04%), 02/25/35 (a)	1,375	1,386
Popular ABS Mortgage Pass-Through Trust
Series 2005-MV1-5, REMIC, 1.99%, (1M US LIBOR + 0.44%), 11/25/35 (a)	878	878
RAAC Series Trust
Series 2004-MII1-SP3, REMIC, 2.53%, (1M US LIBOR + 0.98%), 09/25/34 (a)	2,409	2,375
RAMP Trust
Series 2005-M4-RZ2, REMIC, 2.39%, (1M US LIBOR + 0.84%), 05/25/35 (a)	2,880	2,886
Series 2005-M3-RZ4, REMIC, 2.07%, (1M US LIBOR + 0.52%), 11/25/35 (a)	3,190	3,108
Renaissance Home Equity Loan Trust
Series 2005-AV3-1, REMIC, 1.88%, (1M US LIBOR + 0.33%), 05/25/35 (a)	440	413
Securitized Asset Backed Receivables LLC Trust
Series 2005-M1-OP1, REMIC, 2.17%, (1M US LIBOR + 0.62%), 01/25/35 (a)	1,609	1,620
Soundview Home Loan Trust
Series 2005-M1-OPT3, REMIC, 2.02%, (1M US LIBOR + 0.47%), 11/25/35 (a)	4,500	4,389
Structured Asset Investment Loan Trust
Series 2003-M1-BC5, REMIC, 2.68%, (1M US LIBOR + 1.13%), 06/25/33 (a)	127	129
Structured Asset Securities Corp.
Series 2005-M3-NC1, REMIC, 2.33%, (1M US LIBOR + 0.78%), 02/25/35 (a)	3,524	3,510
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2005-M3-NC2, REMIC, 2.20%, (1M US LIBOR + 0.65%), 05/25/35 (a)	103	104
Series 2005-M4-WF4, REMIC, 2.42%, (1M US LIBOR + 0.58%), 11/25/35 (a)	3,300	3,304
Toyota Auto Receivables Owner Trust
Series 2017-A2A-B, 1.46%, 01/15/20	2,570	2,564
Wells Fargo Commercial Mortgage Trust
Series 2014-A1-LC16, REMIC, 1.29%, 04/15/19	154	154
Wells Fargo-RBS Commercial Mortgage Trust
Interest Only, Series 2014-XA-C21, REMIC, 1.13%, 08/15/47 (a)	15,096	775
WF-RBS Commercial Mortgage Trust
Interest Only, Series 2014-XA-LC14, REMIC, 1.31%, 03/15/47 (a)	10,830	546
Total Non-U.S. Government Agency Asset-Backed Securities (cost $106,441)		116,957
CORPORATE BONDS AND NOTES 19.5%
Consumer Discretionary 2.4%
Charter Communications Operating LLC
4.91%, 07/23/25	5,180	5,497
6.48%, 10/23/45	2,070	2,429
5.38%, 05/01/47	3,005	3,096
Discovery Communications LLC
5.00%, 09/20/37	1,745	1,811
5.20%, 09/20/47	1,420	1,480
	Shares/Par[1]	Value
Viacom Inc.
4.38%, 03/15/43	1,130	971
5.87%, 02/28/57 (a) (c)	1,895	1,860
		17,144
Consumer Staples 0.9%
Cencosud SA
4.38%, 07/17/27 (b)	260	257
Grupo Bimbo SAB de CV
4.70%, 11/10/47 (b)	2,880	2,911
Kroger Co.
4.45%, 02/01/47 (c)	3,000	2,993
Marfrig Holdings Europe BV
8.00%, 06/08/23	200	208
		6,369
Energy 4.4%
Abu Dhabi Crude Oil Pipeline LLC
3.65%, 11/02/29 (b)	200	199
4.60%, 11/02/47 (b)	400	412
Canadian Natural Resources Ltd.
6.25%, 03/15/38	1,885	2,364
Concho Resources Inc.
3.75%, 10/01/27	2,310	2,338
Empresa Nacional del Petroleo
4.38%, 10/30/24	260	271
Energy Transfer Partners LP
6.63%, (callable at 100 beginning 02/15/28) (d)	3,090	2,995
6.50%, 02/01/42	1,315	1,498
Hess Corp.
4.30%, 04/01/27	2,945	2,947
KazMunaiGaz Finance Sub BV
9.13%, 07/02/18	200	206
KazMunayGas National Co. JSC
7.00%, 05/05/20	200	217
6.38%, 04/09/21	200	218
5.75%, 04/19/47 (b)	200	213
5.75%, 04/19/47	310	330
Kinder Morgan Inc.
5.55%, 06/01/45	2,695	2,937
MPLX LP
4.13%, 03/01/27	2,015	2,060
Noble Energy Inc.
3.85%, 01/15/28 (c)	3,445	3,466
5.25%, 11/15/43	2,115	2,330
Oil & Gas Holding Co.
7.50%, 10/25/27 (b)	200	205
Petroleos de Venezuela SA
0.00%, 04/12/27 (e) (f)	477	111
Petroleos del Peru SA
4.75%, 06/19/32 (b)	200	203
Petroleos Mexicanos
5.19%, (3M US LIBOR + 3.65%), 03/11/22 (a) (b)	107	117
4.63%, 09/21/23	114	117
6.50%, 03/13/27 (b)	2,260	2,474
6.50%, 06/02/41	410	424
5.50%, 06/27/44	112	103
6.38%, 01/23/45	122	123
6.75%, 09/21/47	223	232
6.75%, 09/21/47 (b)	59	61
Southern Gas Corridor CJSC Co.
6.88%, 03/24/26	400	455
6.88%, 03/24/26 (b)	206	234
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23	540	547
6.95%, 03/18/30	410	454
Tecpetrol SA
4.88%, 12/12/22 (b)	121	120
		30,981
Financials 6.6%
Anheuser-Busch InBev Finance Inc.
4.70%, 02/01/36	1,225	1,374
Banco de Credito e Inversiones
3.50%, 10/12/27 (b)	200	195
Banco Santander SA
3.80%, 02/23/28	3,800	3,801

See accompanying Notes to Financial Statements.

173

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Bank of America Corp.
3.95%, 04/21/25	2,500	2,584
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28	250	254
China Evergrande Group
8.75%, 06/28/25	200	207
Chinalco Capital Holdings Ltd.
4.25%, 04/21/22	200	200
Citigroup Inc.
4.40%, 06/10/25	5,480	5,788
Corp. Financiera de Desarrollo SA
5.25%, 07/15/29 (a) (b)	408	425
Diamond 1 Finance Corp.
5.45%, 06/15/23 (b)	4,690	5,046
6.02%, 06/15/26 (b)	1,890	2,084
Entertainment Properties Trust
5.75%, 08/15/22	1,570	1,717
General Motors Financial Co. Inc.
4.00%, 10/06/26	2,370	2,410
Goldman Sachs Group Inc.
3.69%, 06/05/28 (a)	2,320	2,355
4.02%, 10/31/38	3,860	3,975
5.15%, 05/22/45	1,805	2,098
Huarong Finance Co. Ltd.
4.00%, (callable at 100 beginning 11/07/22) (d)	400	396
4.25%, 11/07/27	200	197
JPMorgan Chase Bank NA
3.88%, 07/24/38 (a)	1,730	1,782
Morgan Stanley
5.45%, (callable at 100 beginning 07/15/19) (d)	1,405	1,443
Petrobras Global Finance BV
7.38%, 01/17/27	392	432
TC Ziraat Bankasi A/S
4.25%, 07/03/19	200	200
5.13%, 05/03/22 (b)	200	198
Trade & Development Bank of Mongolia LLC
9.38%, 05/19/20 (b)	200	219
UBS Group Funding Switzerland AG
4.25%, 03/23/28 (b)	2,660	2,801
Ukreximbank Via Biz Finance Plc
9.63%, 04/27/22	280	299
Vnesheconombank Via VEB Finance Plc
6.90%, 07/09/20	300	324
6.03%, 07/05/22	380	409
Westpac Banking Corp.
5.00%, (callable at 100 begininng 09/21/27) (c) (d) (g)	3,720	3,709
		46,922
Health Care 0.8%
Abbott Laboratories
4.90%, 11/30/46	1,910	2,193
AbbVie Inc.
4.45%, 05/14/46	1,940	2,108
AmerisourceBergen Corp.
3.45%, 12/15/27	1,395	1,382
		5,683
Industrials 0.4%
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (d)	1,681	1,730
Kazakhstan Temir Zholy Finance BV
6.95%, 07/10/42	200	234
Kazakhstan Temir Zholy National Co. JSC
4.85%, 11/17/27 (b)	332	346
Mexico City Airport Trust
5.50%, 07/31/47 (b)	200	197
		2,507
Information Technology 1.4%
Apple Inc.
4.65%, 02/23/46	2,155	2,520
Broadcom Corp.
3.88%, 01/15/27 (b)	4,045	3,991
Hewlett Packard Enterprise Co.
4.90%, 10/15/25	2,925	3,074
		9,585
	Shares/Par[1]	Value
Materials 0.4%
China Minmetals Corp.
3.75%, (callable at 100 beginning 11/13/22) (d)	444	436
Codelco
6.15%, 10/24/36	190	241
Rusal Capital DAC
5.13%, 02/02/22	200	204
Vale Overseas Ltd.
6.25%, 08/10/26	1,680	1,944
VM Holding SA
5.38%, 05/04/27 (b)	318	337
		3,162
Telecommunication Services 1.9%
AT&T Inc.
3.90%, 08/14/27	1,850	1,864
4.75%, 05/15/46	2,150	2,103
5.45%, 03/01/47	3,645	3,914
Liquid Telecommunications Financing Plc
8.50%, 07/13/22	200	211
Verizon Communications Inc.
4.27%, 01/15/36	1,840	1,827
4.13%, 08/15/46	1,475	1,369
4.67%, 03/15/55	2,353	2,281
		13,569
Utilities 0.3%
Abengoa Transmision Sur SA
6.88%, 04/30/43 (b)	199	219
Pacific Gas & Electric Co.
3.30%, 12/01/27 (b) (c)	1,605	1,590
		1,809
Total Corporate Bonds And Notes (cost $134,730)		137,731
SENIOR LOAN INTERESTS 15.1%
Consumer Discretionary 3.6%
1011778 B.C. Unlimited Liability Co.
Term Loan B-3, 3.58%, (3M LIBOR + 2.25%), 02/16/24 (a)	367	367
Acosta Holdco Inc.
Term Loan, 4.60%, (3M LIBOR + 3.25%), 09/26/21 (a)	649	568
Advantage Sales & Marketing Inc.
1st Lien Term Loan , 4.63%, (3M LIBOR + 3.25%), 07/07/20 (a)	996	969
2nd Lien Term Loan, 7.88%, (3M LIBOR + 6.50%), 07/25/22 (a)	170	157
Altice US Finance I Corp.
Term Loan, 3.60%, (3M LIBOR + 2.25%), 07/14/25 (a)	461	459
AMC Entertainment Inc.
Term Loan, 3.73%, (3M LIBOR + 2.25%), 12/15/22 (a)	617	619
Aramark Services Inc.
Term Loan B, 3.35%, (3M LIBOR + 2.00%), 03/09/24 (a)	153	154
Bass Pro Group LLC
Term Loan B, 6.35%, (3M LIBOR + 5.00%), 04/01/24 (a)	653	651
Belmond Interfin Ltd.
Term Loan , 4.10%, (3M LIBOR + 2.75%), 07/03/24 (a)	85	85
Boyd Gaming Corp.
Term Loan B-3, 3.98%, (3M LIBOR + 2.50%), 09/15/23 (a)	370	372
Caesars Entertainment Operating Co.
Term Loan, 3.85%, (3M LIBOR + 2.50%), 03/31/24 (a)	255	255
Caesars Resort Collection LLC
1st Lien Term Loan B, 4.34%, (3M LIBOR + 2.75%), 09/28/24 (a)	340	341
CH Hold Corp.
1st Lien Term Loan, 4.35%, (3M LIBOR + 3.00%), 02/01/24 (a)	271	273
Charter Communications Operating LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (a) (h)	404	404

See accompanying Notes to Financial Statements.

174

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Churchill Downs Inc.
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 12/12/24 (a) (h)	445	445
CityCenter Holdings LLC
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 04/07/24 (a)	423	425
ClubCorp Club Operations Inc.
Term Loan B, 4.59%, (3M LIBOR + 3.25%), 08/15/24 (a)	193	194
Core & Main LP
Term Loan B, 4.46%, (3M LIBOR + 3.00%), 07/19/24 (a)	306	308
CS Intermediate Holdco 2 LLC
Term Loan B, 3.58%, (3M LIBOR + 2.25%), 11/02/23 (a)	183	184
CSC Holdings LLC
1st Lien Term Loan, 3.74%, (3M LIBOR + 2.25%), 07/15/25 (a)	810	806
Cumulus Media Holdings Inc.
Term Loan, 4.60%, (1Y LIBOR + 3.25%), 12/31/20 (a)	531	455
Cyan Blue Holdco 3 Ltd.
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 07/24/24 (a)	138	139
Delta 2 Lux SARL
Term Loan B-3, 4.35%, (3M LIBOR + 3.00%), 07/30/21 (a)	945	950
Eldorado Resorts LLC
Term Loan B, 3.75%, (3M LIBOR + 2.25%), 03/16/24 (a)	224	224
Emerald Expositions Holding Inc.
Term Loan B, 4.42%, (3M LIBOR + 2.75%), 05/16/24 (a)	718	722
ESH Hospitality Inc.
Term Loan B, 3.60%, (3M LIBOR + 2.25%), 08/30/23 (a)	492	493
Fort Dearborn Co.
1st Lien Term Loan, 5.34%, (3M LIBOR + 4.00%), 10/19/23 (a)	324	324
Four Seasons Hotels Ltd.
1st Lien Term Loan, 3.85%, (1Y LIBOR + 2.50%), 06/27/20 (a)	376	378
Garda World Security Corp.
Term Loan, 4.97%, (3M LIBOR + 3.50%), 04/25/24 (a)	520	522
General Nutrition Centers Inc.
Term Loan, 5.75%, (3M LIBOR + 2.50%), 03/04/19 (a)	414	339
Golden Entertainment Inc.
1st Lien Term Loan, 4.51%, (3M LIBOR + 3.00%), 06/10/24 (a)	381	381
2nd Lien Term Loan, 8.51%, (3M LIBOR + 7.00%), 06/10/25 (a)	162	163
Gray Television Inc.
Term Loan B, 3.61%, (3M LIBOR + 2.25%), 02/28/24 (a)	148	149
HD Supply Inc.
Term Loan B-4, 3.83%, (3M LIBOR + 2.50%), 10/17/23 (a)	57	57
Helix Gen Funding LLC
Term Loan B, 5.08%, (3M LIBOR + 3.75%), 03/09/24 (a)	257	258
Hilton Worldwide Finance LLC
Term Loan B-2, 3.55%, (3M LIBOR + 2.00%), 10/25/23 (a)	487	489
Jeld-Wen Inc.
1st Lien Term Loan, 0.00%, (3M LIBOR + 2.00%), 12/07/24 (a) (h)	325	326
Jo-Ann Stores Inc.
Term Loan, 6.55%, (3M LIBOR + 5.00%), 10/21/23 (a)	49	47
Lions Gate Entertainment Corp.
1st Lien Term Loan, 3.82%, (3M LIBOR + 2.25%), 10/12/23 (a)	57	57
Mediacom Illinois LLC
Term Loan K, 3.71%, (3M LIBOR + 2.25%), 02/19/24 (a)	208	209
	Shares/Par[1]	Value
Midas Intermediate Holdco II LLC
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 08/18/21 (a)	272	272
Mission Broadcasting Inc.
Term Loan B-2, 3.86%, (3M LIBOR + 2.50%), 01/17/24 (a)	39	39
Mohegan Tribal Gaming Authority
Term Loan A, 5.10%, (3M LIBOR + 3.75%), 10/13/21 (a)	159	160
Term Loan B, 5.35%, (3M LIBOR + 4.00%), 09/28/23 (a)	312	314
Nexstar Broadcasting Inc.
Term Loan B-2, 3.86%, (3M LIBOR + 2.50%), 01/17/24 (a)	309	310
Numericable Group SA
Term Loan B-11, 4.13%, (3M LIBOR + 2.75%), 06/22/25 (a)	826	787
Outfront Media Capital LLC
Term Loan B, 3.55%, (3M LIBOR + 2.00%), 03/10/24 (a)	253	254
PetSmart Inc.
Term Loan B-2, 4.34%, (3M LIBOR + 3.00%), 10/10/22 (a)	310	247
Pizza Hut Holdings LLC
1st Lien Term Loan B, 3.49%, (3M LIBOR + 2.00%), 05/23/23 (a)	494	497
Regal Cinemas Corp.
Term Loan, 3.35%, (3M LIBOR + 2.00%), 04/01/22 (a)	248	248
Sally Holdings LLC
Term Loan B-1, 3.88%, (3M LIBOR + 2.50%), 06/22/24 (a)	105	104
Term Loan B-2, 4.50%, 06/22/24	155	155
Scientific Games International Inc.
Term Loan B-4, 4.67%, (3M LIBOR + 3.25%), 08/14/24 (a)	852	858
SeaWorld Parks & Entertainment Inc.
Term Loan B-5, 4.33%, (3M LIBOR + 3.00%), 03/01/24 (a)	542	534
ServiceMaster Co.
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 11/02/23 (a)	498	499
Sinclair Television Group Inc.
Term Loan B-2, 3.60%, (3M LIBOR + 2.25%), 01/31/24 (a)	406	406
Term Loan B, 0.00%, (3M LIBOR + 2.50%), 12/11/24 (a) (h)	110	110
Sophia LP
Term Loan B, 4.58%, (3M LIBOR + 3.25%), 09/30/22 (a)	993	993
Staples Inc.
Term Loan B, 5.49%, (3M LIBOR + 4.00%), 08/14/24 (a)	538	527
Station Casinos LLC
Term Loan B, 4.06%, (3M LIBOR + 2.50%), 05/29/23 (a)	462	463
Tribune Media Co.
Term Loan C, 4.35%, (3M LIBOR + 3.00%), 01/27/24 (a)	238	238
Twin River Management Group Inc.
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 07/10/20 (a)	662	669
Univision Communications Inc.
Term Loan C-5, 4.10%, (3M LIBOR + 2.75%), 03/15/24 (a)	700	698
Wand Intermediate I LP
1st Lien Term Loan, 4.33%, (3M LIBOR + 3.00%), 09/17/21 (a)	273	275
WideOpenWest Finance LLC
Term Loan B, 4.75%, (3M LIBOR + 3.25%), 08/06/23 (a)	601	594
WMG Acquisition Corp.
Term Loan E, 3.64%, (3M LIBOR + 2.25%), 11/01/23 (a)	265	265
		25,234

See accompanying Notes to Financial Statements.

175

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Consumer Staples 0.7%
Albertsons LLC
Term Loan B-5, 4.67%, (3M LIBOR + 3.00%), 12/21/22 (a)	542	530
Term Loan B-6, 4.46%, (3M LIBOR + 3.00%), 06/22/23 (a)	308	301
B&G Foods Inc.
Term Loan B, 3.35%, (3M LIBOR + 2.00%), 11/02/22 (a)	600	604
BJ's Wholesale Club Inc.
1st Lien Term Loan, 4.95%, (3M LIBOR + 3.50%), 01/27/24 (a)	471	463
2nd Lien Term Loan, 8.95%, (3M LIBOR + 7.50%), 01/27/25 (a)	130	127
Del Monte Foods Inc.
1st Lien Term Loan, 4.70%, (3M LIBOR + 3.25%), 02/18/21 (a)	217	172
Diamond (BC) BV
Term Loan , 4.42%, (3M LIBOR + 3.00%), 07/25/24 (a)	107	107
Jacobs Douwe Egberts International BV
Term Loan B-5, 3.69%, (3M LIBOR + 2.25%), 07/02/22 (a)	274	275
Nomad Foods Europe Midco Ltd.
Term Loan B-2, 4.23%, (3M LIBOR + 2.75%), 04/20/24 (a)	560	559
Post Holdings Inc.
Incremental Term Loan, 3.60%, (3M LIBOR + 2.25%), 05/16/24 (a)	254	255
Rite Aid Corp.
2nd Lien Term Loan, 5.33%, (1Y LIBOR + 3.88%), 06/13/21 (a)	560	561
Spectrum Brands Inc.
Term Loan B, 3.31%, (3M LIBOR + 2.00%), 06/23/22 (a)	247	248
U.S. Foods Inc.
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 06/07/23 (a)	493	495
		4,697
Energy 0.6%
BCP Raptor LLC
Term Loan B, 5.73%, (3M LIBOR + 4.25%), 06/06/24 (a)	284	284
Chesapeake Energy Corp.
Term Loan, 8.95%, (3M LIBOR + 7.50%), 08/25/21 (a)	315	335
Energy Transfer Equity LP
Term Loan B, 3.50%, (3M LIBOR + 2.00%), 02/02/24 (a)	547	544
ExGen Renewables IV LLC
Term Loan B, 4.47%, (3M LIBOR + 3.00%), 11/16/24 (a)	205	207
Gavilan Resources LLC
2nd Lien Term Loan, 7.46%, (3M LIBOR + 6.00%), 02/24/24 (a)	235	232
McJunkin Red Man Corp.
1st Lien Term Loan B, 4.85%, (3M LIBOR + 3.50%), 09/14/24 (a)	485	489
Nautilus Power LLC
Term Loan B, 5.60%, (3M LIBOR + 4.25%), 04/28/24 (a)	429	433
TEX Operations Co. LLC
Term Loan C, 4.08%, (3M LIBOR + 2.50%), 08/04/23 (a)	109	109
Term Loan B, 4.10%, (3M LIBOR + 2.50%), 08/04/23 (a)	613	616
TPF II Power LLC
Term Loan, 5.10%, (3M LIBOR + 3.75%), 10/02/23 (a)	832	839
Traverse Midstream Partners LLC
Term Loan, 5.33%, (3M LIBOR + 4.00%), 09/21/24 (a)	255	258
		4,346
Financials 1.2%
AlixPartners LLP
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 04/29/24 (a)	109	110
	Shares/Par[1]	Value
Altice Financing SA
Term Loan B, 4.11%, (3M LIBOR + 2.75%), 07/15/25 (a)	170	166
Avolon (Luxembourg) SARL
Term Loan B-2, 3.75%, (3M LIBOR + 2.25%), 01/20/22 (a)	562	558
BCP Renaissance Parent LLC
Term Loan B, 5.38%, (3M LIBOR + 4.00%), 09/20/24 (a)	415	420
Belron SA
Term Loan B, 3.89%, (3M LIBOR + 2.50%), 10/26/24 (a)	48	48
Citco Funding LLC
Term Loan, 4.35%, (3M LIBOR + 3.00%), 03/23/22 (a)	461	464
DTZ US Borrower LLC
1st Lien Term Loan, 4.58%, (3M LIBOR + 3.25%), 11/04/21 (a)	731	721
Duff & Phelps Corp.
Term Loan B, 0.00%, (3M LIBOR + 3.25%), 12/06/24 (a) (h)	340	340
FinCo I LLC
Term Loan B, 2.75%, (3M LIBOR + 2.75%), 06/01/22 (a)	150	152
Grosvenor Capital Management Holdings LLP
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 08/11/23 (a)	817	818
Guggenheim Partners LLC
Term Loan, 4.10%, (3M LIBOR + 2.75%), 07/22/23 (a)	182	182
Harbourvest Partners LLC
Term Loan, 3.86%, (3M LIBOR + 2.50%), 02/04/21 (a)	332	332
Harland Clarke Holdings Corp.
Term Loan B-7, 6.07%, (3M LIBOR + 4.75%), 10/31/23 (a)	237	238
Ineos US Finance LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 03/31/24 (a) (h)	475	475
Level 3 Financing Inc.
Term Loan B, 3.70%, (3M LIBOR + 2.25%), 02/17/24 (a)	465	465
Nielsen Finance LLC
Term Loan B-4, 3.43%, (3M LIBOR + 2.00%), 10/04/23 (a)	273	274
Realogy Corp.
Term Loan B, 3.60%, (3M LIBOR + 2.25%), 07/20/22 (a)	490	491
Solera LLC
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 02/28/23 (a)	351	354
Spin Holdco Inc.
Term Loan B, 5.15%, (3M LIBOR + 3.75%), 11/14/22 (a)	393	396
Telenet International Finance SARL
Term Loan AL, 3.92%, (3M LIBOR + 2.50%), 03/31/26 (a)	305	306
UPC Financing Partnership
Term Loan AR, 3.98%, (3M LIBOR + 2.50%), 01/15/26 (a)	310	310
Vantiv LLC
Term Loan B, 3.48%, (3M LIBOR + 2.00%), 10/14/23 (a)	864	868
VICI Properties 1 LLC
Replacement Term Loan B, 0.00%, (3M LIBOR + 2.25%), 11/30/24 (a) (h)	225	225
		8,713
Health Care 1.8%
Air Medical Group Holdings Inc.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 04/28/22 (a)	410	408
Term Loan B-1, 5.67%, (3M LIBOR + 4.00%), 04/28/22 (a)	60	60
Term Loan B-2, 0.00%, (3M LIBOR + 4.25%), 09/26/24 (a) (h)	70	70

See accompanying Notes to Financial Statements.

176

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Catalent Pharma Solutions Inc.
Term Loan B, 3.60%, (1Y LIBOR + 2.25%), 04/30/21 (a)	184	185
Change Healthcare Holdings Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 (a)	303	303
Community Health Systems Inc.
Term Loan G, 4.23%, (3M LIBOR + 2.75%), 12/31/19 (a)	422	409
Term Loan H, 4.48%, (3M LIBOR + 3.00%), 01/27/21 (a)	466	444
Concentra Inc.
1st Lien Term Loan, 4.49%, (3M LIBOR + 3.00%), 06/01/22 (a)	596	599
Endo Luxembourg Finance Co. I SARL
Term Loan B, 5.63%, (3M LIBOR + 4.25%), 04/06/24 (a)	1,667	1,675
Envision Healthcare Corp.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 11/15/23 (a)	1,223	1,226
Grifols Worldwide Operations USA Inc.
Term Loan, 3.71%, (3M LIBOR + 2.25%), 01/23/25 (a)	590	591
HCA Inc.
Term Loan B-9, 3.35%, (3M LIBOR + 2.00%), 03/18/23 (a)	453	455
Term Loan B-8, 3.60%, (3M LIBOR + 2.25%), 02/15/24 (a)	554	558
INC Research LLC
Term Loan B, 3.60%, (3M LIBOR + 2.25%), 06/26/24 (a)	239	239
Jaguar Holding Co. II
Term Loan, 4.08%, (3M LIBOR + 2.75%), 08/18/22 (a)	1,017	1,018
Mallinckrodt International Finance SA
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 09/24/24 (a)	769	767
MPH Acquisition Holdings LLC
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 05/16/20 (a)	482	483
National Mentor Holdings Inc.
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 01/31/21 (a)	408	411
Prestige Brands Inc.
Term Loan B-5, 4.10%, (3M LIBOR + 2.75%), 01/20/24 (a)	264	266
Quintiles IMS Inc.
Term Loan B, 3.33%, (3M LIBOR + 2.00%), 03/03/24 (a)	178	179
RPI Finance Trust
Term Loan B-6, 3.33%, (3M LIBOR + 2.00%), 03/13/23 (a)	488	490
Surgery Center Holdings Inc.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 06/19/24 (a)	156	154
Team Health Holdings Inc.
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 01/12/24 (a)	615	599
Valeant Pharmaceuticals International Inc.
Term Loan B, 4.94%, (3M LIBOR + 3.50%), 03/13/22 (a)	1,031	1,045
		12,634
Industrials 1.9%
Advanced Disposal Services Inc.
Term Loan B-3, 3.71%, (3M LIBOR + 2.25%), 10/27/23 (a)	601	602
American Airlines Inc.
Term Loan B, 3.55%, (3M LIBOR + 2.00%), 06/27/20 (a)	617	617
Incremental Term Loan, 3.48%, (3M LIBOR + 2.00%), 12/14/23 (a)	361	361
Avis Budget Car Rental LLC
Term Loan B, 3.34%, (3M LIBOR + 2.00%), 03/15/22 (a)	329	329
Beacon Roofing Supply Inc.
Term Loan B, 4.91%, (3M LIBOR + 2.25%), 10/15/24 (a)	165	165
	Shares/Par[1]	Value
Brickman Group Ltd. LLC
1st Lien Term Loan, 4.38%, (3M LIBOR + 3.00%), 12/18/20 (a)	399	401
2nd Lien Term Loan, 7.99%, (3M LIBOR + 6.50%), 12/18/21 (a)	26	26
Clark Equipment Co.
Term Loan B, 3.83%, (3M LIBOR + 2.50%), 05/11/24 (a)	523	525
Compass Power Generation LLC
Term Loan B, 5.39%, (3M LIBOR + 4.00%), 12/18/24 (a)	272	274
Crosby US Acquisition Corp.
1st Lien Term Loan, 4.45%, (3M LIBOR + 3.00%), 11/22/20 (a)	669	651
2nd Lien Term Loan, 7.45%, (3M LIBOR + 6.00%), 11/22/21 (a)	40	36
Filtration Group Corp.
1st Lien Term Loan, 4.38%, (3M LIBOR + 3.00%), 11/20/20 (a)	450	453
Flying Fortress Inc.
Term Loan, 3.33%, (3M LIBOR + 2.00%), 10/30/22 (a)	600	604
Gardner Denver Inc.
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 07/30/24 (a)	107	107
Gates Global LLC
Term Loan B, 4.39%, (3M LIBOR + 3.00%), 03/31/24 (a)	218	219
Harsco Corp.
Term Loan B, 4.38%, (3M LIBOR + 3.00%), 12/06/24 (a)	119	120
Hertz Corp.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 06/02/23 (a)	1,221	1,218
Husky Injection Molding Systems Ltd.
1st Lien Term Loan, 4.60%, (1Y LIBOR + 3.25%), 07/02/18 (a)	694	696
Hyster-Yale Group Inc.
Term Loan B, 5.35%, (3M LIBOR + 4.00%), 05/18/23 (a)	117	118
Kenan Advantage Group Inc.
Term Loan, 4.35%, (3M LIBOR + 3.00%), 07/22/22 (a)	627	628
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 07/29/22 (a)	191	191
Milacron LLC
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 09/24/23 (a)	728	728
Mueller Water Products Inc.
Term Loan B, 3.83%, (3M LIBOR + 2.50%), 11/25/21 (a)	544	547
ON Assignment Inc.
Term Loan B-3, 3.35%, (3M LIBOR + 2.00%), 06/05/22 (a)	173	174
Prime Security Services Borrower LLC
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 05/02/22 (a)	467	470
Sedgwick Claims Management Services Inc.
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 03/01/21 (a)	993	992
2nd Lien Term Loan, 7.10%, (3M LIBOR + 5.75%), 02/28/22 (a)	95	95
Incremental 2nd Lien Term Loan, 7.23%, (3M LIBOR + 5.75%), 02/28/22 (a)	75	75
Trans Union LLC
Term Loan B-3, 3.35%, (3M LIBOR + 2.00%), 04/09/23 (a)	447	448
TransDigm Inc.
Extended Term Loan F, 4.10%, (3M LIBOR + 2.75%), 06/09/23 (a)	618	619
United Airlines Inc.
Term Loan, 3.38%, (3M LIBOR + 2.00%), 04/01/24 (a)	258	259
Welbilt Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/26/23 (a)	310	312

See accompanying Notes to Financial Statements.

177

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
West Corp.
Term Loan, 5.35%, (3M LIBOR + 4.00%), 10/03/24 (a)	440	441
Wrangler Buyer Corp.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 09/19/24 (a)	155	156
		13,657
Information Technology 2.1%
Applied Systems Inc.
1st Lien Term Loan, 6.75%, (3M LIBOR + 3.25%), 09/18/24 (a)	354	358
Aristocrat Leisure Ltd.
Term Loan B, 3.36%, (3M LIBOR + 2.00%), 10/20/21 (a)	178	178
Avast Software BV
Term Loan B, 4.06%, (3M LIBOR + 2.75%), 09/30/23 (a)	780	785
BMC Software Finance Inc.
Term Loan, 4.76%, (3M LIBOR + 3.25%), 09/10/22 (a)	440	440
CDW LLC
Term Loan B, 3.34%, (3M LIBOR + 2.00%), 08/12/23 (a)	275	277
Ceridian LLC
Term Loan, 5.05%, (3M LIBOR + 3.50%), 09/15/20 (a)	269	270
CommScope Inc.
Term Loan B-5, 3.38%, (3M LIBOR + 2.00%), 12/29/22 (a)	113	114
ConvergeOne Holdings Corp.
Term Loan B, 6.09%, (3M LIBOR + 4.75%), 06/02/24 (a)	322	323
CPI Acquisition Inc.
Term Loan B, 5.96%, (3M LIBOR + 4.50%), 08/17/22 (a)	406	293
Cypress Intermediate Holdings III Inc.
1st Lien Term Loan, 4.35%, (3M LIBOR + 3.00%), 03/29/25 (a)	164	164
Dell Inc.
1st Lien Term Loan, 3.35%, (3M LIBOR + 2.00%), 09/07/23 (a)	745	744
DigiCert Inc.
Term Loan B-1, 6.13%, (3M LIBOR + 4.75%), 09/15/24 (a)	100	101
EIG Investors Corp.
Term Loan, 5.46%, (3M LIBOR + 4.00%), 02/09/23 (a)	265	266
First Data Corp.
Term Loan, 3.80%, (3M LIBOR + 2.25%), 04/26/24 (a)	1,370	1,370
Gartner Inc.
Term Loan B, 3.35%, (3M LIBOR + 2.00%), 03/15/24 (a)	189	189
GoDaddy Operating Co. LLC
Term Loan, 3.82%, (3M LIBOR + 2.25%), 02/15/24 (a)	383	383
GTT Communications Inc.
Term Loan B, 4.62%, (3M LIBOR + 3.25%), 06/21/24 (a)	602	605
Hyland Software Inc.
1st Lien Term Loan, 4.60%, (3M LIBOR + 3.25%), 07/01/22 (a)	214	215
2nd Lien Term Loan, 8.35%, (3M LIBOR + 7.00%), 05/24/25 (a)	40	41
IGT Holding IV AB
Term Loan B, 0.00%, (3M EURIBOR + 3.75%), 07/24/24 (a) (h)	140	140
Infor US Inc.
Term Loan B-6, 4.08%, (3M LIBOR + 2.75%), 02/01/22 (a)	546	548
Kronos Inc.
Term Loan B, 4.90%, (3M LIBOR + 3.50%), 11/01/23 (a)	610	614
Match Group Inc.
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 11/16/22 (a)	230	231
	Shares/Par[1]	Value
McAfee LLC
Term Loan B, 5.83%, (3M LIBOR + 4.50%), 09/30/24 (a)	319	318
2nd Lien Term Loan, 9.83%, (3M LIBOR + 8.50%), 09/30/25 (a)	104	104
Mitchell International Inc.
Delayed Draw Term Loan, 0.00%, 11/07/24 (a) (h)	24	24
1st Lien Term Loan, 4.61%, (3M LIBOR + 3.25%), 11/20/24 (a)	301	300
2nd Lien Term Loan, 8.61%, (3M LIBOR + 7.25%), 11/20/25 (a)	110	111
MKS Instruments Inc.
Term Loan B-3, 3.35%, (3M LIBOR + 2.00%), 04/29/23 (a)	101	101
NeuStar Inc.
Term Loan B-2, 5.15%, (3M LIBOR + 3.75%), 02/28/24 (a)	84	85
ON Semiconductor Corp.
1st Lien Term Loan, 3.35%, (3M LIBOR + 2.00%), 03/31/23 (a)	268	269
Optiv Security Inc.
1st Lien Term Loan, 4.62%, (3M LIBOR + 3.25%), 01/20/24 (a)	538	503
2nd Lien Term Loan, 8.62%, (3M LIBOR + 7.25%), 01/20/25 (a)	115	103
Peak 10 Inc.
1st Lien Term Loan, 4.82%, (3M LIBOR + 3.50%), 07/21/24 (a)	184	183
Presidio Inc.
Term Loan B, 4.58%, (3M LIBOR + 3.25%), 02/02/22 (a)	571	572
Project Ruby Ultimate Parent Corp.
Term Loan B, 5.10%, (3M LIBOR + 3.50%), 02/09/24 (a)	70	70
Rackspace Hosting Inc.
Incremental 1st Lien Term Loan, 4.38%, (3M LIBOR + 3.00%), 11/03/23 (a)	985	984
Radiate Holdco LLC
1st Lien Term Loan, 4.35%, (3M LIBOR + 3.00%), 12/09/23 (a)	382	379
Riverbed Technology Inc.
Term Loan, 4.60%, (3M LIBOR + 3.25%), 04/27/22 (a)	574	565
Switch Ltd.
Term Loan B, 4.10%, (3M LIBOR + 2.25%), 06/22/24 (a)	60	60
Tempo Acquisition LLC
Term Loan, 4.35%, (3M LIBOR + 3.00%), 04/20/24 (a)	557	555
Unitymedia Finance LLC
Term Loan B, 3.73%, (3M LIBOR + 2.25%), 09/30/25 (a)	330	330
VF Holding Corp.
Term Loan, 4.60%, (3M LIBOR + 3.25%), 06/30/23 (a)	276	278
Western Digital Corp.
Term Loan B-3, 3.31%, (3M LIBOR + 2.00%), 04/29/23 (a)	165	165
WEX Inc.
Term Loan B-2, 4.10%, (3M LIBOR + 2.75%), 07/01/23 (a)	217	218
		14,926
Materials 1.2%
Allnex (Luxembourg) & Cy SCA
Term Loan B-2, 4.71%, (3M LIBOR + 3.25%), 09/13/23 (a)	124	125
Allnex USA Inc.
Term Loan B-3, 4.71%, (3M LIBOR + 3.25%), 09/13/23 (a)	94	94
American Builders & Contractors Supply Co. Inc.
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 10/31/23 (a)	442	443
Axalta Coating Systems US Holdings Inc.
Term Loan , 3.33%, (3M LIBOR + 2.00%), 06/30/24 (a)	299	300

See accompanying Notes to Financial Statements.

178

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Berlin Packaging LLC
Term Loan B, 4.59%, (3M LIBOR + 3.25%), 10/01/21 (a)	908	913
2nd Lien Term Loan, 8.12%, (3M LIBOR + 6.75%), 10/01/22 (a)	170	171
Berry Plastics Group Inc.
Term Loan P, 3.41%, (3M LIBOR + 2.00%), 01/06/21 (a)	150	150
Term Loan M, 3.60%, (3M LIBOR + 2.25%), 10/01/22 (a)	251	252
Big River Steel LLC
Term Loan B, 6.33%, (3M LIBOR + 5.00%), 08/15/23 (a)	193	195
BWAY Holding Co.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 03/22/24 (a)	284	285
Consolidated Container Co. LLC
1st Lien Term Loan, 4.85%, (3M LIBOR + 3.50%), 05/09/24 (a)	170	170
H.B. Fuller Co.
Term Loan B, 3.75%, (3M LIBOR + 2.25%), 10/15/24 (a)	341	342
KIK Custom Products Inc.
Term Loan B, 6.17%, (3M LIBOR + 4.50%), 08/26/22 (a)	285	287
Penn Engineering & Manufacturing Corp.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 06/09/24 (a)	70	70
Proampac PG Borrower LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.50%), 11/20/23 (a) (h)	225	227
Quikrete Holdings Inc.
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 11/15/23 (a)	212	212
Reynolds Group Holdings Inc.
Term Loan, 4.10%, (3M LIBOR + 2.75%), 01/14/23 (a)	1,039	1,043
SIG Combibloc US Acquisition Inc.
Term Loan, 4.35%, (3M LIBOR + 3.00%), 03/13/22 (a)	685	687
Signode Industrial Group US Inc.
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 05/01/21 (a)	351	352
Solenis International LP
1st Lien Term Loan, 4.73%, (3M LIBOR + 3.25%), 07/02/21 (a)	814	816
2nd Lien Term Loan, 8.23%, (3M LIBOR + 6.75%), 07/02/22 (a)	115	110
Tekni-Plex Inc.
Term Loan B-1, 4.67%, (3M LIBOR + 3.25%), 10/04/24 (a)	180	181
TMS International Corp.
Term Loan B, 4.47%, (3M LIBOR + 3.00%), 07/31/24 (a)	404	404
Univar Inc.
Term Loan, 4.07%, (3M LIBOR + 2.75%), 07/01/22 (a)	494	495
		8,324
Real Estate 0.2%
Capital Automotive LP
1st Lien Term Loan, 3.85%, (3M LIBOR + 2.50%), 03/16/24 (a)	443	444
2nd Lien Term Loan, 7.35%, (3M LIBOR + 6.00%), 03/21/25 (a)	285	293
Communications Sales & Leasing Inc.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 10/24/22 (a)	169	163
MGM Growth Properties Operating Partnership LP
Term Loan B, 3.60%, (3M LIBOR + 2.25%), 04/15/23 (a)	278	279
		1,179
Telecommunication Services 1.3%
Atlantic Broadband Finance LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 2.38%), 08/10/24 (a) (h)	197	196
	Shares/Par[1]	Value
Avaya Inc.
Term Loan B, 6.23%, (3M LIBOR + 4.75%), 11/09/24 (a)	185	182
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/31/25 (a)	1,265	1,219
Consolidated Communications Inc.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 12/31/23 (a)	446	438
Frontier Communications Corp.
Delayed Draw Term Loan A, 4.10%, (3M LIBOR + 2.75%), 03/31/21 (a)	140	134
Term Loan B-1, 5.09%, (3M LIBOR + 3.75%), 05/31/24 (a)	597	572
Greeneden US Holdings II LLC
Term Loan B-2, 5.08%, (3M LIBOR + 3.75%), 12/01/23 (a)	553	556
Intelsat Jackson Holdings SA
Term Loan B-2, 4.21%, (1Y LIBOR + 2.75%), 06/30/19 (a)	1,243	1,239
Lumos Networks Operating Co.
1st Lien Term Loan B, 4.60%, (3M LIBOR + 3.25%), 10/26/24 (a)	110	110
Term Loan, 0.00%, (3M LIBOR + 3.25%), 10/27/24 (a) (h)	107	107
Premiere Global Services Inc.
1st Lien Term Loan, 7.90%, (3M LIBOR + 6.50%), 12/08/21 (a)	284	279
Radiate Holdco LLC
1st Lien Term Loan B, 0.00%, (3M LIBOR + 3.00%), 02/01/24 (a) (h)	275	272
SBA Senior Finance II LLC
Term Loan B-1, 3.60%, (1Y LIBOR + 2.25%), 03/24/21 (a)	196	197
Incremental Term Loan B-2, 3.60%, (3M LIBOR + 2.25%), 06/10/22 (a)	411	412
Sprint Communications Inc.
Term Loan B, 3.88%, (3M LIBOR + 2.50%), 02/29/24 (a)	824	823
Syniverse Holdings Inc.
Term Loan B, 4.33%, (1Y LIBOR + 3.00%), 04/23/19 (a)	330	324
Term Loan, 4.35%, (3M LIBOR + 3.00%), 04/23/19 (a)	459	451
Telesat Canada
Term Loan B-4, 4.32%, (3M LIBOR + 3.00%), 11/17/23 (a)	406	407
Virgin Media Bristol LLC
Term Loan, 3.98%, (3M LIBOR + 2.50%), 01/30/26 (a)	370	370
Zayo Group LLC
Incremental Term Loan, 3.80%, (3M LIBOR + 2.25%), 01/19/24 (a)	243	244
Ziggo Secured Finance Partnership
Term Loan E, 3.98%, (3M LIBOR + 2.50%), 04/23/25 (a)	635	629
		9,161
Utilities 0.5%
Calpine Construction Finance Co. LP
Term Loan, 0.00%, (3M LIBOR + 2.75%), 01/15/24 (a) (h)	85	85
Term Loan B, 0.00%, (3M LIBOR + 2.50%), 01/31/25 (a) (h)	445	444
Calpine Corp.
Term Loan B-5, 4.09%, (3M LIBOR + 2.50%), 06/15/22 (a)	172	171
Term Loan B-7, 4.09%, (3M LIBOR + 2.50%), 05/15/23 (a)	276	275
Dynegy Inc.
Term Loan C-2, 4.25%, (3M LIBOR + 2.75%), 02/07/24 (a)	744	747
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.57%, (3M LIBOR + 3.00%), 06/23/18 (a)	580	581
NRG Energy Inc.
Term Loan B, 3.58%, (3M LIBOR + 2.25%), 06/07/23 (a)	552	552

See accompanying Notes to Financial Statements.

179

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Talen Energy Supply LLC
Term Loan B-1, 5.35%, (3M LIBOR + 4.00%), 07/15/23 (a)	503	506
Term Loan B-2, 5.35%, (3M LIBOR + 4.00%), 04/06/24 (a)	210	211
Vistra Operations Co. LLC
Term Loan B-2, 4.24%, (3M LIBOR + 2.75%), 12/12/23 (a)	218	219
		3,791
Total Senior Loan Interests (cost $107,069)		106,662
GOVERNMENT AND AGENCY OBLIGATIONS 59.9%
Collateralized Mortgage Obligations 1.3%
Federal Home Loan Mortgage Corp.
Series 2017-M2-HQA2, 4.20%, (1M US LIBOR + 2.65%), 12/25/29 (a)	2,020	2,083
Series 2017-M2-DNA2, REMIC, 5.00%, (1M US LIBOR + 3.45%), 10/25/29 (a)	2,520	2,734
Federal National Mortgage Association
Series 2017-2M2-C07, REMIC, 4.05%, (1M US LIBOR + 2.50%), 05/25/30 (a)	4,260	4,370
		9,187
Mortgage-Backed Securities 23.2%
Federal Home Loan Mortgage Corp.
TBA, 3.00%, 01/15/31 - 01/15/48 (i)	15,780	15,969
TBA, 3.50%, 01/15/48 (i)	25,315	26,004
TBA, 4.00%, 01/15/48 (i)	32,335	33,822
Federal National Mortgage Association
TBA, 3.00%, 01/15/33 - 01/15/48 (i)	16,600	16,795
TBA, 4.50%, 01/15/46 (i)	2,290	2,436
TBA, 3.50%, 01/15/48 (i)	22,260	22,864
TBA, 4.00%, 01/15/48 (i)	36,265	37,933
Government National Mortgage Association
TBA, 3.50%, 01/15/46 (i)	7,460	7,715
		163,538
Sovereign 8.2%
Argentina Republic Government International Bond
8.28%, 12/31/33	575	682
2.50%, 12/31/38 (j)	2,340	1,720
Bahrain Government International Bond
6.75%, 09/20/29	400	394
Banco Nacional de Desenvolvimento Economico e Social
4.75%, 05/09/24 (b)	200	201
Belize Government International Bond
4.94%, 02/20/34 (j)	283	168
Bermuda Government International Bond
4.14%, 01/03/23	400	419
4.85%, 02/06/24 (b)	280	303
3.72%, 01/25/27	200	200
Bolivia Government International Bond
4.50%, 03/20/28 (b)	390	376
Brazil Government International Bond
6.00%, 04/07/26	390	435
4.63%, 01/13/28	200	201
7.13%, 01/20/37	150	181
5.63%, 01/07/41 - 02/21/47	440	449
5.00%, 01/27/45	550	512
Colombia Government International Bond
4.00%, 02/26/24	390	404
8.13%, 05/21/24	240	305
3.88%, 04/25/27	447	455
7.38%, 09/18/37	140	189
5.00%, 06/15/45	868	918
Costa Rica Government International Bond
7.16%, 03/12/45 (b)	536	563
Croatia Government International Bond
6.75%, 11/05/19	400	429
6.63%, 07/14/20	300	327
5.50%, 04/04/23 (c)	1,240	1,367
6.00%, 01/26/24	200	228
6.00%, 01/26/24 (b)	260	296
Dominican Republic International Bond
5.88%, 04/18/24 (b)	390	423
6.88%, 01/29/26 (b)	290	330
	Shares/Par[1]	Value
7.45%, 04/30/44 (b)	188	225
6.85%, 01/27/45	100	112
6.85%, 01/27/45 (b)	200	225
Ecuador Government International Bond
9.63%, 06/02/27	200	229
8.88%, 10/23/27	300	328
Egypt Government International Bond
6.88%, 04/30/40	680	684
8.50%, 01/31/47	200	230
El Salvador Government International Bond
6.38%, 01/18/27	231	236
8.63%, 02/28/29	54	63
7.65%, 06/15/35	200	214
7.63%, 02/01/41	450	482
Eskom Holdings SOC Ltd.
7.13%, 02/11/25	219	224
Export Credit Bank of Turkey
5.38%, 10/24/23 (b)	200	202
Federative Republic of Brazil
2.63%, 01/05/23	490	472
Guatemala Government Bond
4.38%, 06/05/27 (b)	390	389
Hungary Government International Bond
7.63%, 03/29/41	890	1,397
Indonesia Government International Bond
3.70%, 01/08/22 (b)	780	801
4.13%, 01/15/25	200	208
4.35%, 01/08/27 (b)	200	212
4.35%, 01/08/27	200	212
5.25%, 01/17/42	420	470
4.35%, 01/11/48	451	458
Ivory Coast Government International Bond
5.75%, 12/31/32	1,698	1,695
Jamaica Government International Bond
6.75%, 04/28/28	200	227
8.00%, 03/15/39	100	123
Jordan Government International Bond
6.13%, 01/29/26	200	206
Kazakhstan Government International Bond
5.13%, 07/21/25 (b)	780	869
Lebanon Government International Bond
6.85%, 03/23/27	68	66
6.65%, 02/26/30	222	204
Mexico Government International Bond
4.15%, 03/28/27 (c)	390	405
4.35%, 01/15/47	390	374
Mongolia Government International Bond
10.88%, 04/06/21 (c)	500	588
8.75%, 03/09/24	200	230
Morocco Government International Bond
4.25%, 12/11/22 (b) (c)	390	411
5.50%, 12/11/42	250	283
5.50%, 12/11/42 (b)	200	227
Namibia International Bond
5.25%, 10/29/25 (b)	490	499
Nigeria Government International Bond
5.63%, 06/27/22	725	751
6.50%, 11/28/27	200	209
7.88%, 02/16/32	400	452
Oman Government International Bond
3.88%, 03/08/22 (b)	390	393
5.38%, 03/08/27 (b)	200	202
6.50%, 03/08/47	270	271
6.50%, 03/08/47 (b)	200	201
Panama Government International Bond
8.88%, 09/30/27	150	218
3.88%, 03/17/28	200	209
6.70%, 01/26/36	400	535
4.50%, 05/15/47	200	215
Paraguay Government International Bond
4.70%, 03/27/27 (b)	390	409
Pertamina Persero PT
5.63%, 05/20/43	200	218
Petroleos de Venezuela SA
0.00%, 05/16/24 - 11/15/26 (e) (f)	1,922	430

See accompanying Notes to Financial Statements.

180

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Province of New Brunswick, Canada
2.75%, 06/15/18	3,300	3,312
Province of Ontario, Canada
3.00%, 07/16/18	4,008	4,029
Qatar Government International Bond
2.38%, 06/02/21 (b)	390	383
3.25%, 06/02/26 (b)	200	195
4.63%, 06/02/46 (b)	200	208
Republic of Colombia
6.13%, 01/18/41	200	243
Republic of Ghana
10.75%, 10/14/30	470	648
Republic of Panama
3.75%, 03/16/25	390	405
Republic of Serbia
4.88%, 02/25/20 (b)	490	508
7.25%, 09/28/21	430	492
6.75%, 11/01/24 (j)	103	105
Republic of South Africa
5.65%, 09/27/47	400	409
Republic of South Africa Government International Bond
4.85%, 09/27/27	350	354
Romania Government International Bond
6.13%, 01/22/44 (b)	290	374
Russia Federal Bond
4.25%, 06/23/27	600	618
Russia Government International Bond
5.25%, 06/23/47	400	419
Saudi Arabia Government International Bond
2.88%, 03/04/23	200	197
4.50%, 10/26/46 (b)	200	200
Saudi Government International Bond
2.38%, 10/26/21 (b)	390	380
3.25%, 10/26/26 (b)	200	196
Serbia International Bond
4.88%, 02/25/20	900	934
Slovenia Government International Bond
5.25%, 02/18/24	400	457
South Africa Government International Bond
4.88%, 04/14/26	390	398
4.30%, 10/12/28	200	193
5.00%, 10/12/46 (c)	200	189
Sri Lanka Government International Bond
6.85%, 11/03/25	1,013	1,114
6.83%, 07/18/26	200	220
Trinidad & Tobago Government International Bond
4.50%, 08/04/26 (b) (c)	590	604
Turkey Government International Bond
7.50%, 11/07/19	790	848
6.25%, 09/26/22	390	423
4.88%, 10/09/26	1,000	985
6.00%, 03/25/27	855	911
5.75%, 05/11/47	200	195
Ukraine Government International Bond
7.75%, 09/01/21 (c)	140	149
7.75%, 09/01/23 - 09/01/26 (b)	327	344
7.75%, 09/01/25 - 09/01/27	450	466
7.38%, 09/25/32	720	708
0.00%, 05/31/40 (a) (b)	400	218
United Mexican States
5.75%, 10/12/10	1,120	1,182
Uruguay Government International Bond
4.38%, 10/27/27	390	420
5.10%, 06/18/50	951	1,056
Venezuela Government International Bond
0.00%, 10/13/24 (e) (f)	438	89
Zambia Government International Bond
8.50%, 04/14/24	600	663
		58,109
Treasury Inflation Indexed Securities 8.8%
U.S. Treasury Inflation Indexed Bond
3.38%, 04/15/32 (k)	3,648	5,044
U.S. Treasury Inflation Indexed Note
2.00%, 01/15/26 (k)	16,218	18,228
	Shares/Par[1]	Value
2.50%, 01/15/29 (k)	8,168	9,903
3.88%, 04/15/29 (k)	19,011	25,905
0.63%, 02/15/43 (k)	3,358	3,279
		62,359
U.S. Government Agency Obligations 0.2%
Federal National Mortgage Association
5.63%, 07/15/37 (l)	750	1,057
U.S. Treasury Securities 18.2%
U.S. Treasury Bond
4.50%, 02/15/36	820	1,056
3.88%, 08/15/40	7,850	9,454
U.S. Treasury Note
1.25%, 12/31/18	5,000	4,972
1.50%, 08/31/18 - 02/28/23	48,395	47,558
1.13%, 02/28/19	3,500	3,472
0.88%, 04/15/19 - 05/15/19	10,425	10,291
1.38%, 11/30/18 - 04/30/20	15,605	15,518
2.13%, 12/31/21	13,040	13,040
2.75%, 02/15/24	5,265	5,402
1.63%, 02/15/26	18,420	17,390
		128,153
Total Government And Agency Obligations (cost $421,032)		422,403
INVESTMENT COMPANIES 7.0%
iShares iBoxx $ High Yield Corporate Bond ETF (c)	286	24,943
SPDR Barclays High Yield Bond ETF	670	24,611
Total Investment Companies (cost $48,048)		49,554
SHORT TERM INVESTMENTS 6.2%
Investment Companies 0.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (m) (n)	2,144	2,144
Securities Lending Collateral 2.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (n)	15,835	15,835
Treasury Securities 3.6%
U.S. Treasury Bill
1.21%, 05/24/18 (o) (p)	25,500	25,354
Total Short Term Investments (cost $43,358)		43,333
Total Investments 124.3% (cost $860,678)		876,640
Other Derivative Instruments (0.0)%		(167)
Other Assets and Liabilities, Net (24.3)%		(171,400)
Total Net Assets 100.0%		$705,073

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $37,780 and 5.4%, respectively.

(c)  All or portion of the security was on loan.

(d)  Perpetual security. Next contractual call date presented, if applicable.

(e)  Non-income producing security.

(f)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(g)   Convertible security.

(h)  This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

See accompanying Notes to Financial Statements.

181

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Shares/Par[1]	Value

(i)  All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $163,295.

(j)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(k)  Treasury inflation indexed note, par amount is adjusted for inflation.

(l)   The security is a direct debt of the agency and not collateralized by mortgages.

(m)   Investment in affiliate.

(n)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(o)   All or a portion of the security is pledged or segregated as collateral.

(p)  The coupon rate represents the yield to maturity.

JNL/Oppenheimer Emerging Markets Innovator Fund
COMMON STOCKS 95.6%
Argentina 1.9%
Banco Macro SA - Class B - ADR	14	$1,586
Despegar.com Corp. (a) (b)	114	3,120
Grupo Financiero Galicia SA - Class B - ADR	22	1,435
Loma Negra Cia Industrial Argentina SA - ADS (a)	143	3,306
		9,447
Brazil 7.6%
B3 SA	229	1,574
Fleury SA	346	3,086
Iguatemi Empresa de Shopping Centers SA	402	4,770
Linx SA	665	4,297
Localiza Rent a Car SA	802	5,333
Odontoprev SA	1,104	5,298
Raia Drogasil SA	264	7,312
Smiles Fidelidade SA	265	6,057
		37,727
China 17.5%
3SBio Inc. (a) (b) (c)	3,217	6,329
AAC Technologies Holdings Inc.	563	10,050
Baozun Inc. - ADR (a) (b)	133	4,191
Bright Scholar Education Holdings Ltd. - ADS (a) (b)	159	2,961
Brilliance China Automotive Holdings Ltd.	2,416	6,462
China Lodging Group Ltd. - ADR	80	11,556
China Maple Leaf Educational Systems Ltd.	3,600	4,227
Four Seasons Education Cayman Inc. - ADR (a) (b)	154	1,384
Fu Shou Yuan International Group Ltd. (d) (e)	6,150	5,247
HOSA International Ltd. (b)	7,978	2,696
New Oriental Education & Technology Group - ADR	91	8,516
Shanghai La Chapelle Fashion Co. Ltd. - Class H (c)	508	612
Sinopharm Group Co. Ltd. - Class H	276	1,192
TAL Education Group - ADS	385	11,438
Vipshop Holdings Ltd. - ADR (a)	431	5,053
Wuxi Biologics Cayman Inc. (a) (c)	871	4,868
		86,782
Egypt 0.8%
Commercial International Bank Egypt SAE	965	4,206
Georgia 1.5%
Bank of Georgia Holdings Plc	154	7,410
Greece 0.8%
JUMBO SA	235	4,208
Hong Kong 4.5%
Kerry Logistics Network Ltd.	2,507	3,555
Man Wah Holdings Ltd.	4,372	4,160
Mandarin Oriental International Ltd. (b)	1,252	2,529
Minth Group Ltd.	714	4,311
Sunny Optical Technology Group Co. Ltd.	608	7,794
		22,349
Hungary 1.0%
OTP Bank Plc	122	5,070
India 13.1%
Arvind Ltd.	1,036	7,325
Biocon Ltd.	1,821	15,363
Coromandel International Ltd.	624	5,688
Dalmia Bharat Ltd.	49	2,479
Kaveri Seed Co. Ltd.	445	3,832
	Shares/Par[1]	Value
Mindtree Ltd.	267	2,563
Oberoi Realty Ltd.	488	3,687
Shree Cement Ltd.	8	2,398
Shriram Transport Finance Co. Ltd.	310	7,201
Symphony Ltd.	84	2,302
Syngene International Ltd. (c)	735	6,257
VOLTAS Ltd.	606	6,242
		65,337
Indonesia 1.7%
Ace Hardware Indonesia Tbk PT	62,168	5,288
PT Indocement Tunggal Prakarsa Tbk	1,892	3,058
		8,346
Kenya 0.4%
Equity Group Holdings Ltd.	5,762	2,226
Luxembourg 1.2%
Globant SA (a) (b)	125	5,827
Malaysia 3.0%
Karex Bhd	5,160	1,658
My EG Services Bhd	24,326	13,413
		15,071
Mexico 2.2%
Alsea SAB de CV	1,579	5,175
Gentera SAB de CV	3,850	3,213
Grupo Rotoplas SAB de CV	1,687	2,595
		10,983
Netherlands 0.7%
DP Eurasia NV (a) (c)	1,169	3,418
Pakistan 0.6%
Lucky Cement Ltd.	599	2,812
Peru 0.3%
Credicorp Ltd.	6	1,255
Philippines 1.3%
International Container Terminal Services Inc.	1,564	3,312
Jollibee Foods Corp.	467	2,370
Philippine Seven Corp.	407	934
		6,616
Poland 0.8%
KRUK SA	53	3,971
Portugal 0.9%
Jeronimo Martins SGPS SA	232	4,513
Russian Federation 0.8%
Moscow Exchange MICEX-RTS OAO	2,054	3,875
South Africa 6.7%
Capitec Bank Holdings Ltd.	97	8,560
Clicks Group Ltd.	351	5,113
Curro Holdings Ltd. (a) (b)	544	1,857
Discover Ltd.	630	9,443
Foschini Group Ltd.	142	2,252
Spar Group Ltd.	300	4,913
Stadio Holdings Ltd. (a) (b)	1,810	1,174
		33,312
South Korea 9.7%
Amorepacific Corp.	12	3,425
Caregen Co. Ltd.	32	2,564
Celltrion Healthcare Co. Ltd. (a) (b)	49	4,969
Celltrion Inc. (a) (b)	46	9,490
Cosmax Inc. (b)	43	4,697
Medy-Tox Inc.	25	11,515
NCSoft Corp. (b)	12	5,036
Samsung Biologics Co. Ltd. (a) (c)	3	887
Seegene Inc. (a)	182	5,718
		48,301
Sri Lanka 0.9%
Commercial Bank of Ceylon Plc	1,798	1,590
John Keells Holdings Plc	2,884	2,789
		4,379
Taiwan 12.0%
AirTAC International Group	481	8,653
Catcher Technology Co. Ltd.	474	5,236

See accompanying Notes to Financial Statements.

182

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Cub Elecparts Inc.	439	4,050
Eclat Textile Co. Ltd.	234	2,345
eMemory Technology Inc.	515	7,398
Himax Technologies Inc. - ADR (b)	438	4,564
Hota Industrial Manufacturing Co. Ltd.	1,576	7,795
Largan Precision Co. Ltd.	47	6,311
Nien Made Enterprise Co. Ltd.	159	1,702
President Chain Store Corp.	271	2,586
Sporton International Inc.	659	3,555
Taiwan Liposome Co. Ltd. (a)	263	765
TCI Co. Ltd.	129	1,244
Voltronic Power Technology Corp.	186	3,225
		59,429
Thailand 1.8%
Beauty Community PCL	8,081	5,175
Bumrungrad Hospital PCL	271	1,575
KCE Electronics PCL	650	1,653
Minor International PCL	596	796
		9,199
Turkey 0.6%
Logo Yazilim Sanayi Ve Ticaret A/S (a)	178	2,758
United Arab Emirates 1.0%
Emaar Malls Group PJSC	3,490	2,022
NMC Health Plc	76	2,976
		4,998
Vietnam 0.3%
Vietnam Dairy Products JSC	154	1,411
Total Common Stocks (cost $366,946)		475,236
PREFERRED STOCKS 0.6%
Colombia 0.6%
Banco Davivienda SA	278	2,794
Total Preferred Stocks (cost $2,621)		2,794
SHORT TERM INVESTMENTS 11.6%
Investment Companies 4.9%
JNL Government Money Market Fund - Institutional Class, 1.16% (f) (g)	24,366	24,366
Securities Lending Collateral 6.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (g)	33,336	33,336
Total Short Term Investments (cost $57,702)		57,702
Total Investments 107.8% (cost $427,269)		535,732
Other Derivative Instruments (0.0)%		(4)
Other Assets and Liabilities, Net (7.8)%		(38,814)
Total Net Assets 100.0%		$496,914

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $22,371 and 4.5%, respectively.

(d)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f)  Investment in affiliate.

(g)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/PIMCO Income Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 36.5%
Adagio IV CLO Ltd.
Series IV-A1R-A, 0.66%, (3M EU EURIBOR + 0.66%), 10/15/29, EUR (a) (b)	5,650	$6,796
Series IV-A2R-A, 1.10%, 10/15/29, EUR (b)	600	720
Air Canada Pass-Through Trust
Series 2017-B-1, 3.70%, 01/15/26 (c) (d)	24	24
Series 2017-AA-1, 3.30%, 01/15/30 (c) (d)	26	26
Series 2017-A-1, 3.55%, 01/15/30 (c) (d)	18	18
	Shares/Par[1]	Value
Atrium XII LLC
Series AR-12A, 2.20%, (3M US LIBOR + 0.83%), 04/22/27 (a) (b)	5,600	5,605
Banc of America Funding Trust
Series 2005-5M1-A, REMIC, 2.18%, (1M US LIBOR + 0.68%), 02/20/35 (a)	4,750	4,630
BCMSC Trust
Series 1999-A5-B, REMIC, 7.44%, 01/15/20 (a)	6,308	2,711
Chevy Chase Funding LLC Mortgage-Backed Certificates
Series 2004-A1-1A, 1.83%, (1M US LIBOR + 0.28%), 01/25/35 (a) (b)	1,672	1,616
CHL Mortgage Pass-Through Trust
Series 2006-2A1-OA5, REMIC, 1.75%, (1M US LIBOR + 0.20%), 04/25/36 (a)	4,910	4,310
Series 2006-A1-17, REMIC, 6.00%, 12/25/36	2,637	2,263
Citigroup Mortgage Loan Trust
Series 2013-1A4-2, REMIC, 3.71%, 11/25/37 (a) (b)	9,984	9,109
Conseco Finance Corp.
Series 1999-A6-5, REMIC, 7.50%, 03/01/30	4,149	3,314
Countrywide Alternative Loan Trust
Series 2005-1A1-35CB, 5.50%, 09/25/35	1,673	1,601
Series 2006-1A1A-OA17, REMIC, 1.70%, (1M US LIBOR + 0.20%), 12/20/46 (a)	3,342	2,869
Series 2005-B1-J4, REMIC, 2.90%, (1M US LIBOR + 1.35%), 07/25/35 (a)	3,223	3,201
Series 2005-A3-38, REMIC, 2.25%, (1M US LIBOR + 0.70%), 09/25/35 (a)	605	574
Series 2005-A1-81, REMIC, 1.83%, (1M US LIBOR + 0.28%), 02/25/37 (a)	1,809	1,658
Series 2007-2A1-19, REMIC, 6.50%, 08/25/37	5,280	3,949
Countrywide Asset-Backed Certificates
Series 2006-2A4-20, REMIC, 1.78%, (1M US LIBOR + 0.23%), 09/25/35 (a)	14,200	11,127
Series 2004-M4-AB2, REMIC, 2.83%, (1M US LIBOR + 1.28%), 05/25/36 (a)	2,243	1,713
CPS Auto Receivable Trust
Series 2017-A-D, 1.87%, 03/15/21 (b)	3,923	3,915
Credit-Based Asset Servicing and Securitization LLC
Series 2006-A2C-CB8, REMIC, 1.70%, (1M US LIBOR + 0.15%), 10/25/36 (a)	9,600	8,442
Crestline Denali CLO Ltd.
Series 2013-A1LR-1A, 2.42%, (3M US LIBOR + 1.05%), 10/26/27 (a) (b)	8,250	8,278
Crown Point CLO III Ltd.
Series 2013-A1LR-2A, 1.95%, (3M US LIBOR + 0.59%), 12/31/23 (a) (b)	8,200	8,200
CSMC Series
Series 2009-1A2-5R, REMIC, 3.39%, 06/26/36 (a) (b)	5,870	5,448
GE Business Loan Trust
Series 2005-A3-1A, REMIC, 1.73%, (1M US LIBOR + 0.25%), 06/15/33 (a) (b)	6,304	6,183
Series 2005-A-2A, REMIC, 1.72%, (1M US LIBOR + 0.24%), 11/15/33 (a) (b)	4,326	4,262
Series 2006-A-2, REMIC, 1.66%, (1M US LIBOR + 0.18%), 11/15/34 (a) (b)	3,679	3,577
Great Wolf Trust
Interest Only, Series 2017-XCP-WOLF, 0.00%, 12/15/18 (b)	34,700	—
Series 2017-A-WOLF, 2.33%, (1M US LIBOR + 0.85%), 09/15/19 (a) (b)	3,600	3,602
Series 2017-B-WOLF, 2.58%, (1M US LIBOR + 1.10%), 09/15/19 (a) (b)	4,600	4,600
Jamestown CLO IV Ltd.
Series 2014-A1AR-4A, 2.05%, (3M US LIBOR + 0.69%), 07/15/26 (a) (b)	5,630	5,630
JPMorgan Alternative Loan Trust
Series 2006-1A1-A5, REMIC, 1.71%, (1M US LIBOR + 0.16%), 10/25/36 (a)	3,023	2,880
Mesdag Delta BV
Series A-DELT, 0.00%, (3M EU EURIBOR + 0.24%), 01/25/20, EUR (a)	3,472	4,079
METAL Ltd.
Series 2017-A-1, 4.58%, 10/15/24 (c) (d)	1,872	1,864

See accompanying Notes to Financial Statements.

183

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Morgan Stanley Resecuritization Trust
Series 2014-2AD-R3, REMIC, 4.35%, 07/26/48 (a) (b)	7,197	7,224
NCUA Guaranteed Notes Trust
Series 2011-1A-R1, 1.85%, (1M US LIBOR + 0.45%), 01/08/20 (a)	8,835	8,850
Newgate Funding PLC
Series 2007-A3-2X, 0.68%, (3M GB LIBOR + 0.16%), 12/15/50, GBP (a)	4,900	6,103
Residential Asset Securitization Trust
Series 2005-A5-A5, REMIC, 1.95%, (1M US LIBOR + 0.40%), 05/25/35 (a)	1,846	1,565
RFMSI Trust
Series 2007-A5-S4, REMIC, 6.00%, (1M US LIBOR + 0.60%), 04/25/37 (a)	3,444	3,232
Securitized Asset Backed Receivables LLC Trust
Series 2005-M2-FR3, 2.53%, (1M US LIBOR + 0.98%), 04/25/35 (a)	565	393
Securitized Term Auto Receivables Trust
Series 2017-A2A-2A, 1.78%, 01/27/20 (b)	8,200	8,182
SG Mortgage Securities Trust
Series 2005-M3-OPT1, 2.02%, (1M US LIBOR + 0.47%), 10/25/35 (a)	4,975	4,496
S-Jets Ltd.
Series 2017-A-1, 3.97%, 08/15/25 (b)	636	638
SLM Private Education Loan Trust
Series 2011-A3-B, 3.73%, (1M US LIBOR + 2.25%), 05/15/19 (a) (b)	12,455	12,897
Spirit Airlines Pass-Through Trust
Series 2017-AA-1, 3.38%, 02/15/30	40	40
Starwood Waypoint Homes Trust
Series 2017-A-1, REMIC, 2.44%, (1M US LIBOR + 0.95%), 10/17/19 (a) (b)	5,181	5,202
Series 2017-B-1, REMIC, 2.66%, (1M US LIBOR + 1.17%), 10/17/19 (a) (b)	600	598
Series 2017-C-1, REMIC, 2.89%, (1M US LIBOR + 1.40%), 10/17/19 (a) (b)	2,100	2,095
Series 2017-D-1, REMIC, 3.44%, (1M US LIBOR + 1.95%), 10/17/19 (a) (b)	300	301
THL Credit Wind River CLO Ltd.
Series 2015-A1R-2A, 2.23%, 10/15/27 (b)	4,200	4,209
TruPS Financials Note Securitization Ltd.
Series 2017-A1-2A, 2.86%, 09/20/39 (b)	3,500	3,430
US Residential Opportunity Fund IV Trust
Series 2017-A-1III, REMIC, 3.35%, 11/27/37 (b) (e)	6,700	6,700
Wachovia Bank Commercial Mortgage Trust
Series 2007-C-C31, REMIC, 5.97%, 04/15/47 (a)	2,345	2,386
Series 2007-D-C31, REMIC, 6.03%, 04/15/47 (a) (c) (d)	7,030	7,135
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-4A2-OA3, REMIC, 1.76%, (12M US Federal Reserve Cumulative Average CMT + 0.70%), 04/25/47 (a)	2,542	2,109
Wells Fargo Commercial Mortgage Trust
Series 2017-A-HSDB, 2.31%, (1M US LIBOR + 0.85%), 12/13/20 (a) (b)	3,065	3,066
Series 2017-B-HSDB, 2.56%, (1M US LIBOR + 1.10%), 12/13/20 (a) (b)	2,542	2,549
Series 2017-D-HSDB, 3.30%, (1M US LIBOR + 1.85%), 12/13/23 (a) (b)	178	179
Total Non-U.S. Government Agency Asset-Backed Securities (cost $232,312)		232,373
CORPORATE BONDS AND NOTES 23.5%
Consumer Discretionary 2.4%
Altice SA
7.25%, 05/15/22, EUR	440	536
7.75%, 05/15/22 (b)	2,200	2,167
Bacardi Ltd.
4.50%, 01/15/21 (b)	1,600	1,683
Charter Communications Operating LLC
3.58%, 07/23/20	2,380	2,423
CRC Escrow Issuer LLC
5.25%, 10/15/25 (b)	42	42
CSC Holdings LLC
8.63%, 02/15/19	600	633
	Shares/Par[1]	Value
General Motors Co.
2.19%, (3M US LIBOR + 0.80%), 08/07/20 (a)	990	995
goeasy Ltd.
7.88%, 11/01/22 (b)	34	35
iHeartCommunications Inc.
9.00%, 12/15/19	2,300	1,718
Intrepid Aviation Group Holdings LLC
6.88%, 02/15/19 (b)	2,800	2,777
Lennar Corp.
4.75%, 11/29/27 (b)	28	29
Mattel Inc.
6.75%, 12/31/25 (b)	82	83
Netflix Inc.
3.63%, 05/15/27, EUR	1,020	1,231
4.88%, 04/15/28 (b)	46	45
QVC Inc.
4.45%, 02/15/25	1,000	1,017
Scientific Games International Inc.
5.00%, 10/15/25 (b)	18	18
Service Corp. International
4.63%, 12/15/27	28	28
Simmons Foods Inc.
5.75%, 11/01/24 (b)	16	16
		15,476
Consumer Staples 0.3%
Central Garden & Pet Co.
5.13%, 02/01/28	29	29
Danone SA
1.69%, 10/30/19 (b)	200	198
2.08%, 11/02/21 (b)	300	293
Post Holdings Inc.
5.63%, 01/15/28 (b)	16	16
Woolworths Ltd.
4.00%, 09/22/20 (b)	1,000	1,030
		1,566
Energy 1.8%
Andeavor Logistics LP
3.50%, 12/01/22	10	10
4.25%, 12/01/27	16	16
5.20%, 12/01/47	18	19
Ecopetrol SA
4.25%, 09/18/18	790	798
Enbridge Inc.
1.75%, (3M US LIBOR + 0.40%), 01/10/20 (a)	1,010	1,011
EQT Corp.
2.11%, (3M US LIBOR + 0.77%), 10/01/20 (a)	74	74
2.50%, 10/01/20	3,591	3,570
Gazprom OAO Via Gaz Capital SA
3.38%, 11/30/18, CHF	5,750	6,047
Genesis Energy LP
6.25%, 05/15/26	32	32
Transocean Inc.
7.50%, 01/15/26 (b)	28	29
		11,606
Financials 11.0%
AerCap Ireland Capital Ltd.
5.00%, 10/01/21	2,810	3,000
Ally Financial Inc.
3.25%, 02/13/18	600	600
3.60%, 05/21/18	1,730	1,736
3.50%, 01/27/19	170	171
Altice Financing SA
5.25%, 02/15/23, EUR	400	500
Barclays Bank Plc
6.50%, (callable at 100 beginning 09/15/19), EUR (f)	700	898
Barclays Plc
7.00%, (callable at 100 beginning 09/15/19), GBP (f)	1,000	1,418
8.25%, (callable at 100 beginning 12/15/18) (f) (g)	3,700	3,885
British Transco International Finance BV
0.00%, 11/04/21 (h)	2,200	1,974

See accompanying Notes to Financial Statements.

184

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
CIT Group Inc.
5.00%, 08/01/23	2,000	2,137
Cooperatieve Rabobank U.A.
6.62%, (callable at 100 beginning 06/29/21), EUR (f)	2,200	3,055
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 03/26/25	500	510
DAE Funding LLC
4.50%, 08/01/22 (b)	950	934
5.00%, 08/01/24 (b)	2,270	2,231
Deutsche Bank AG
4.25%, 10/14/21	1,000	1,037
Diamond 1 Finance Corp.
4.42%, 06/15/21 (b)	3,050	3,178
Freedom Mortgage Corp.
8.13%, 11/15/24 (b)	42	43
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (b)	56	58
Industrial & Commercial Bank of China Ltd.
2.15%, (3M US LIBOR + 0.75%), 11/08/20 (a)	4,800	4,795
Jefferies Finance LLC
7.38%, 04/01/20 (b)	2,415	2,480
Lincoln Finance Ltd.
6.88%, 04/15/21, EUR	3,700	4,647
Lloyds Banking Group Plc
7.00%, (callable at 100 beginning 06/27/19), GBP (f) (g)	1,090	1,552
Macquarie Bank Ltd.
1.69%, (3M US LIBOR + 0.35%), 04/04/19 (a) (b)	4,100	4,103
Navient Corp.
4.88%, 06/17/19	1,700	1,727
8.00%, 03/25/20	3,295	3,556
6.50%, 06/15/22	78	82
OI European Group BV
4.00%, 03/15/23 (b)	34	34
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (b)	4,755	4,918
Oxford Finance LLC
6.38%, 12/15/22 (c) (d)	44	45
Petrobras Global Finance BV
6.13%, 01/17/22	5,900	6,266
7.38%, 01/17/27	1,900	2,093
Rio Oil Finance Trust
9.25%, 07/06/24 (e)	177	191
Santander Holdings USA Inc.
3.40%, 01/18/23 (b)	60	60
4.40%, 07/13/27 (b)	20	20
Santander UK Group Holdings Plc
6.75%, (callable at 100 beginning 06/24/24), GBP (f)	2,180	3,216
SL Green Operating Partnership LP
3.25%, 10/15/22	14	14
SLM Corp.
5.50%, 01/15/19	1,540	1,567
Springleaf Finance Corp.
6.00%, 06/01/20	100	104
5.63%, 03/15/23	1,200	1,203
Starwood Property Trust Inc.
4.75%, 03/15/25 (b)	71	70
		70,108
Health Care 2.3%
Fresenius Medical Care US Finance II Inc.
5.63%, 07/31/19 (b)	2,075	2,166
HCA Inc.
3.75%, 03/15/19	5,700	5,751
Mylan NV
3.75%, 12/15/20	1,980	2,027
Teva Pharmaceutical Finance III BV
1.40%, 07/20/18	4,700	4,661
Valeant Pharmaceuticals International Inc.
5.50%, 11/01/25 (b)	10	10
		14,615
	Shares/Par[1]	Value
Industrials 2.0%
Canadian Pacific Railway Co.
4.50%, 01/15/22 (i)	1,190	1,263
Delta Air Lines Inc.
2.88%, 03/13/20	1,980	1,990
Flextronics International Ltd.
4.63%, 02/15/20	1,090	1,127
Fortress Transportation & Infrastructure Investors LLC
6.75%, 03/15/22 (b)	64	67
IHS Markit Ltd.
4.00%, 03/01/26 (b)	69	69
Masco Corp.
5.95%, 03/15/22	690	765
Park Aerospace Holdings Ltd.
5.25%, 08/15/22 (b)	2,840	2,825
4.50%, 03/15/23 (b)	4,800	4,591
Standard Industries Inc.
4.75%, 01/15/28 (b)	72	72
Textron Inc.
1.96%, (3M US LIBOR + 0.55%), 11/10/20 (a)	250	250
		13,019
Information Technology 1.5%
BMC Software Finance Inc.
8.13%, 07/15/21 (b)	3,755	3,768
Broadcom Corp.
2.20%, 01/15/21 (b)	1,900	1,857
EMC Corp.
2.65%, 06/01/20	1,000	988
NetApp Inc.
2.00%, 09/27/19	17	17
3.38%, 06/15/21	1,090	1,108
3.30%, 09/29/24	36	36
Tech Data Corp.
4.95%, 02/15/27 (i)	920	966
ViaSat Inc.
5.63%, 09/15/25 (b)	1,040	1,049
		9,789
Materials 0.3%
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (b)	34	34
Plum Creek Timberlands LP
4.70%, 03/15/21	1,690	1,789
		1,823
Real Estate 0.6%
American Tower Corp.
3.00%, 06/15/23	120	120
Boston Properties LP
3.20%, 01/15/25	80	80
Duke Realty LP
3.38%, 12/15/27	28	28
Equinix Inc.
2.88%, 02/01/26, EUR	100	119
Howard Hughes Corp.
5.38%, 03/15/25 (b)	3,000	3,077
Iron Mountain Inc.
5.25%, 03/15/28 (b)	50	50
Life Storage LP
3.88%, 12/15/27	26	26
Physicians Realty LP
3.95%, 01/15/28	56	55
UDR Inc.
4.63%, 01/10/22	7	7
3.50%, 01/15/28	25	25
Vornado Realty LP
3.50%, 01/15/25	34	34
		3,621
Telecommunication Services 1.3%
Intelsat Jackson Holdings Ltd.
7.25%, 10/15/20	2,100	1,966
SFR Group SA
5.38%, 05/15/22, EUR	800	990

See accompanying Notes to Financial Statements.

185

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Sprint Capital Corp.
6.90%, 05/01/19	3,000	3,132
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (b)	1,875	1,887
Wind Tre SpA
2.63%, 01/20/23, EUR (b)	200	234
2.75%, (3M EU EURIBOR + 2.75%), 01/20/24, EUR (a) (b)	200	236
		8,445
Utilities 0.0%
Calpine Corp.
5.25%, 06/01/26 (b)	32	31
Total Corporate Bonds And Notes (cost $150,918)		150,099
SENIOR LOAN INTERESTS 4.2%
Consumer Discretionary 1.7%
Aramark Services Inc.
Term Loan B-1, 3.43%, (3M LIBOR + 2.00%), 03/11/25 (a)	100	100
Caesars Resort Collection LLC
1st Lien Term Loan B, 4.34%, (3M LIBOR + 2.75%), 09/28/24 (a)	300	301
Numericable Group SA
Term Loan B-12, 3.00%, (3M EURIBOR + 3.00%), 01/31/26, EUR (a)	4,800	5,575
Term Loan B-12, 4.35%, (3M LIBOR + 3.00%), 01/31/26 (a)	100	96
Sinclair Television Group Inc.
Term Loan B, 0.00%, (3M LIBOR + 2.50%), 12/11/24 (a) (j)	300	299
Univision Communications Inc.
Term Loan C-5, 0.00%, (3M LIBOR + 2.75%), 03/15/24 (a) (j)	4,300	4,283
		10,654
Consumer Staples 0.3%
Refresco Group BV
Term Loan, 0.00%, (3M EURIBOR + 2.75%), 09/26/24, EUR (a) (j)	1,700	2,040
Energy 0.7%
California Resources Corp.
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.75%), 11/08/22 (a) (j)	100	100
Cheniere Energy Partners LP
Term Loan, 3.56%, (3M LIBOR + 2.25%), 02/25/20 (a)	4,200	4,184
		4,284
Financials 0.1%
Altice Financing SA
1st Lien Term Loan, 4.11%, (3M LIBOR + 2.75%), 01/06/26 (a)	50	49
Avolon (Luxembourg) SARL
Term Loan B-2, 0.00%, (3M LIBOR + 2.25%), 02/01/22 (a) (j)	200	198
Unitymedia Finance LLC
Term Loan, 0.00%, (3M LIBOR + 2.25%), 01/20/26 (a) (j)	100	100
Term Loan, 0.00%, (3M EURIBOR + 2.75%), 10/19/27, EUR (a) (j)	200	240
UPC Financing Partnership
Term Loan AR, 3.98%, (3M LIBOR + 2.50%), 01/15/26 (a)	100	100
		687
Health Care 0.5%
Air Medical Group Holdings Inc.
Term Loan B-2, 0.00%, (3M LIBOR + 4.25%), 09/26/24 (a) (j)	100	100
Centene Corp.
Term Loan, 0.00%, (3M LIBOR + 3.50%), 09/13/18 (a) (c) (d) (j) (k)	1,400	1,395
Kinetic Concepts Inc.
Term Loan B, 4.58%, (3M LIBOR + 3.25%), 01/30/24 (a)	1,990	1,980
		3,475
	Shares/Par[1]	Value
Industrials 0.2%
Beacon Roofing Supply Inc.
Term Loan B, 0.00%, (3M LIBOR + 2.25%), 01/02/25 (a) (j)	30	30
Sequa Corp.
Term Loan, 6.38%, (3M LIBOR + 5.50%), 11/28/21 (a)	1,300	1,307
West Corp.
Term Loan, 5.35%, (3M LIBOR + 4.00%), 10/03/24 (a)	88	88
		1,425
Information Technology 0.7%
Ancestry.com Operations Inc.
1st Lien Term Loan, 4.66%, (1M LIBOR + 3.25%), 10/19/23 (a)	4,370	4,388
Telecommunication Services 0.0%
Avaya Inc.
Term Loan B, 6.23%, (3M LIBOR + 4.75%), 11/09/24 (a)	50	49
Total Senior Loan Interests (cost $26,960)		27,002
GOVERNMENT AND AGENCY OBLIGATIONS 29.6%
Mortgage-Backed Securities 5.4%
Federal National Mortgage Association
TBA, 3.00%, 02/15/48 (l)	3,000	2,997
TBA, 3.50%, 02/15/48 - 03/15/48 (l)	8,500	8,704
TBA, 4.00%, 02/15/48 - 03/15/48 (l)	21,700	22,653
		34,354
Municipal 0.0%
Commonwealth of Puerto Rico
0.00%, 07/01/23 - 07/01/41 (m) (n)	410	92
Sovereign 3.0%
Abu Dhabi Government International Bond
2.50%, 10/11/22 (b)	600	588
3.13%, 10/11/27 (b)	600	588
4.13%, 10/11/47 (b)	500	496
Argentina Bonar Bond
26.38%, (Argentina Deposit Rates Badlar + 3.25%), 03/01/20, ARS (a)	3,400	190
25.13%, (Argentina Deposit Rates Badlar + 2.00%), 04/03/22, ARS (a)	65,100	3,460
Argentina Government International Bond
2.26%, 12/31/38, EUR (e)	730	640
Argentina POM Politica Monetaria
28.75%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (a)	4,600	262
Argentina Republic Government International Bond
3.88%, 01/15/22, EUR	330	417
3.38%, 01/15/23, EUR	100	122
5.25%, 01/15/28, EUR	100	125
6.25%, 11/09/47, EUR	100	122
Autonomous Community of Catalonia, Spain
4.75%, 06/04/18, EUR	7	9
Bolivarian Republic of Venezuela
0.00%, 05/07/28 (m) (n)	263	54
Federal Republic of Germany
4.00%, 01/04/18, EUR	5,100	6,128
Indonesia Government International Bond
4.35%, 01/11/48	200	203
Peru Government International Bond
8.20%, 08/12/26, PEN (b)	300	114
6.15%, 08/12/32, PEN (b)	6,200	2,035
Petroleos de Venezuela SA
0.00%, 05/16/24 (m) (n)	110	25
Republic of Argentina
7.82%, 12/31/33, EUR	1,404	1,973
Saudi Arabia Government International Bond
2.88%, 03/04/23 (b)	400	394
3.63%, 03/04/28 (b)	200	198
4.63%, 10/04/47 (b)	600	615
Venezuela Government International Bond
0.00%, 12/09/20 - 03/31/38 (m) (n)	1,267	260
		19,018

See accompanying Notes to Financial Statements.

186

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
U.S. Treasury Securities 21.2%
U.S. Treasury Note
2.75%, 02/15/24 (o)	700	718
2.50%, 05/15/24	25,500	25,787
2.00%, 05/31/24 (o)	8,800	8,634
1.88%, 08/31/24	6,900	6,712
2.13%, 09/30/24	9,800	9,676
2.25%, 10/31/24 (l)	67,400	67,052
2.25%, 11/15/24	16,400	16,310
		134,889
Total Government And Agency Obligations (cost $189,340)		188,353
SHORT TERM INVESTMENTS 15.7%
Financials 2.0%
Royal Bank of Canada
1.22%, 01/08/18, CAD (p)	15,800	12,598
Treasury Securities 9.1%
Argentina Treasury Bill
1.34%, 03/16/18, ARS (p)	800	41
0.00%, 05/11/18 - 09/28/18 (p)	2,337	2,307
1.16%, 09/14/18, ARS (p)	18,320	835
Italy Buoni Ordinari del Tesoro BOT
-0.76%, 01/31/18, EUR (p)	5,100	6,130
-0.71%, 03/14/18, EUR (p)	20,700	24,893
U.S. Treasury Bill
1.15%, 01/04/18 (o) (p)	10,800	10,799
United Kingdom Treasury Bill
-0.07%, 01/29/18, GBP (c) (d) (p)	9,480	12,815
		57,820
U.S. Government Agency Obligations 4.6%
Federal Home Loan Bank
1.31%, 02/28/18 (p) (q)	29,600	29,539
Total Short Term Investments (cost $99,033)		99,957
Total Investments 109.5% (cost $698,563)		697,784
Other Derivative Instruments (0.3)%		(2,004)
Other Assets and Liabilities, Net (9.2)%		(58,536)
Total Net Assets 100.0%		$637,244

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $188,452 and 29.6%, respectively.

(c)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(f)   Perpetual security. Next contractual call date presented, if applicable.

(g)   Convertible security.

(h)  Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i)   The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

Shares/Par[1]	Value

(j)  This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(k)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(l)   All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $41,767.

(m)   Non-income producing security.

(n)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(o)   All or a portion of the security is pledged or segregated as collateral.

(p)   The coupon rate represents the yield to maturity.

(q)   The security is a direct debt of the agency and not collateralized by mortgages.

JNL/PIMCO Real Return Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 9.9%
Adagio IV CLO Ltd.
Series IV-A1R-A, 0.66%, (3M EU EURIBOR + 0.66%), 10/15/29, EUR (a) (b)	500	$601
Atlas Senior Loan Fund II Ltd.
Series 2012-AR-2A, 2.61%, (3M US LIBOR + 1.23%), 01/30/24 (a) (b)	793	793
Atrium XII LLC
Series AR-12A, 2.20%, (3M US LIBOR + 0.83%), 04/22/27 (a) (b)	1,900	1,902
Babson Euro CLO BV
Series 2015-A1R-1A, 0.49%, (3M EU EURIBOR + 0.82%), 10/25/29, EUR (a) (b)	600	723
Banc of America Mortgage Securities Inc.
Series 2005-2A1-E, REMIC, 3.78%, 06/25/35 (a)	84	83
Bayview Opportunity Master Fund IIIB Trust
Series 2017-A1-RN2, 3.47%, 04/28/32 (a) (b)	124	124
BCAP LLC Trust
Series 2011-5A1-RR5, REMIC, 5.25%, 05/26/22 (b)	1,088	1,135
Series 2011-12A1-RR5, REMIC, 5.00%, 03/26/37 (a) (b)	838	836
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-3A2-3, REMIC, 3.26%, 05/25/33 (a)	21	21
Series 2003-2A1-9, REMIC, 3.73%, 02/25/34 (a)	164	169
Series 2004-22A1-9, REMIC, 3.87%, 11/25/34 (a)	130	131
Series 2004-22A1-10, REMIC, 3.81%, 01/25/35 (a)	107	108
Series 2005-2A1-1, REMIC, 3.43%, 03/25/35 (a)	200	199
Series 2005-A2-2, REMIC, 3.64%, (12M US LIBOR + 1.95%), 03/25/35 (a)	19	19
Series 2005-A1-5, REMIC, 3.28%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.05%), 08/25/35 (a)	24	24
Bear Stearns Alt-A Trust
Series 2005-24A1-10, REMIC, 3.29%, 01/25/36 (a)	392	381
Series 2006-21A1-4, REMIC, 3.49%, 08/25/36 (a)	180	171
Bear Stearns Asset Backed Securities I Trust
Series 2007-1A1-HE7, REMIC, 2.55%, (1M US LIBOR + 1.00%), 08/25/37 (a)	458	459
Series 2005-M2-HE12, REMIC, 2.05%, (1M US LIBOR + 0.50%), 12/25/35 (a)	600	603
Bear Stearns Structured Products Inc. Trust
Series 2007-2A1-R6, REMIC, 3.20%, 12/26/46 (a)	502	452
Benefit Street Partners CLO VII Ltd.
Series 2015-A1AR-VIIA, 2.14%, (3M US LIBOR + 0.78%), 07/18/27 (a) (b)	1,100	1,099
Black Diamond CLO DAC
Series 2015-A1R-1A, 0.00%, (3M EU EURIBOR + 0.65%), 10/03/29, EUR (a) (b)	1,630	1,958
Series 2015-A2R-1A, 0.00%, (3M US LIBOR + 1.05%), 10/03/29 (a) (b)	1,060	1,060

See accompanying Notes to Financial Statements.

187

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Carlyle Global Market Strategies Euro CLO Ltd.
Series 2015-AA1R-2A, 0.73%, (3M EU EURIBOR + 1.35%), 09/21/29, EUR (a) (b)	250	301
Catamaran CLO Ltd.
Series 2013-AR-1A, 2.36%, (3M US LIBOR + 0.85%), 01/27/28 (a) (c) (d)	4,270	4,270
Cavalry CLO Ltd.
Series 2014-AR-4R, 2.20%, (3M US LIBOR + 0.85%), 10/15/26 (a) (b)	1,000	1,001
Chase Mortgage Finance Trust
Series 2007-5A1-A1, REMIC, 3.46%, 02/25/37 (a)	33	33
CIFC Funding Ltd.
Series 2015-AR-2A, 0.00%, (3M US LIBOR + 0.78%), 04/15/27 (a) (c) (d)	4,550	4,545
CIT Mortgage Loan Trust
Series 2007-1A-1, REMIC, 2.90%, (1M US LIBOR + 1.35%), 08/25/24 (a) (b)	4,326	4,370
Citigroup Mortgage Loan Trust Inc.
Series 2005-A2-6, REMIC, 3.18%, (12M US Federal Reserve Cumulative Average CMT + 2.15%), 08/25/35 (a)	35	35
Series 2005-A1-6, REMIC, 3.41%, (12M US Federal Reserve Cumulative Average CMT + 2.10%), 08/25/35 (a)	27	28
Series 2005-2A2B-3, REMIC, 3.49%, 08/25/35 (a)	171	128
Series 2007-A3A-AMC2, REMIC, 1.63%, (1M US LIBOR + 0.08%), 01/25/37 (a)	75	53
Series 2007-A3A-AHL3, REMIC, 1.61%, (1M US LIBOR + 0.06%), 05/25/37 (a)	160	124
Series 2007-22AA-10, REMIC, 3.67%, 09/25/37 (a)	867	807
Series 2005-M3-HE4, REMIC, 2.01%, (1M US LIBOR + 0.46%), 10/25/35 (a)	3,422	2,959
Series 2006-A1-AMC1, REMIC, 1.70%, (1M US LIBOR + 0.15%), 09/25/36 (a) (b)	2,166	2,078
Series 2015-1A1-2, REMIC, 1.53%, (1M US LIBOR + 0.20%), 06/25/47 (a) (b)	4,615	4,533
College Loan Corp. Trust
Series 2007-A1-2, 1.62%, (3M US LIBOR + 0.25%), 01/25/24 (a)	800	788
CoreVest American Finance Trust
Series 2017-A-1, 2.97%, 07/15/22 (b)	798	796
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-11A1-12, REMIC, 3.46%, 08/25/34 (a)	138	133
Series 2004-5A-HYB7, REMIC, 3.56%, 11/20/34 (a)	82	83
Series 2004-2A1-HYB5, REMIC, 3.48%, 04/20/35 (a)	98	102
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-2A1-AR3, REMIC, 3.35%, 04/25/34 (a)	89	91
Credit Suisse Mortgage Capital Certificates
Series 2007-1A6A-1, REMIC, 5.86%, 02/25/37 (a)	787	361
Credit Suisse Mortgage Trust
Series 2015-2A2-12R, REMIC, 1.74%, (1M US LIBOR + 0.50%), 11/30/37 (a) (b)	2,300	1,957
Credit-Based Asset Servicing and Securitization LLC
Series 2007-A1-CB6, REMIC, 1.67%, (1M US LIBOR + 0.12%), 07/25/37 (a) (b)	133	90
CVP Cascade CLO Ltd.
Series 2013-A1R-CLO1, 2.51%, (3M US LIBOR + 1.15%), 01/16/26 (a) (b)	900	900
CWABS Asset-Backed Certificates Trust
Series 2005-MV3-11, REMIC, 2.08%, (1M US LIBOR + 0.53%), 02/25/36 (a)	4,100	4,002
Eurosail-UK 2007-3bl Plc
Series 2007-A3A-3X, 1.47%, (3M GB LIBOR + 0.95%), 06/13/45, GBP (a)	1,608	2,159
Series 2007-A3C-3A, 1.47%, (3M GB LIBOR + 0.95%), 06/13/45, GBP (a) (b)	553	743
First Franklin Mortgage Loan Trust
Series 2006-A5-FF10, REMIC, 1.86%, (1M US LIBOR + 0.31%), 07/25/36 (a)	2,930	2,772
	Shares/Par[1]	Value
First NLC Trust
Series 2007-A1-1, REMIC, 1.62%, (1M US LIBOR + 0.07%), 08/25/37 (a) (b)	295	187
Flagship VII Ltd.
Series 2013-A1R-7A, 2.48%, (3M US LIBOR + 1.12%), 01/20/26 (a) (b)	4,400	4,401
Flatiron CLO Ltd.
Series 2014-A1R-1A, 2.53%, (3M US LIBOR + 1.18%), 07/17/26 (a) (b)	700	701
Fortress Credit BSL II Ltd.
Series 2013-A1FR-2A, 2.51%, (3M US LIBOR + 1.15%), 10/19/25 (a) (b)	2,900	2,903
Grifonas Finance Plc
Series 1-A, 0.01%, (6M EU EURIBOR + 0.28%), 08/28/39, EUR (a)	941	884
GS Mortgage Securities Trust
Series 2010-A2-C1, REMIC, 4.59%, 07/10/20 (b)	4,300	4,474
GSR Mortgage Loan Trust
Series 2005-1A1-AR1, REMIC, 3.86%, 01/25/35 (a)	113	115
Halcyon Loan Advisors Funding Ltd.
Series 2015-AR-1A, 2.28%, (3M US LIBOR + 0.92%), 04/20/27 (a) (b)	1,800	1,801
Harborview Mortgage Loan Trust
Series 2004-2A-1, REMIC, 3.32%, 04/19/34 (a)	174	175
Hildene CLO II Ltd.
Series 2014-AR-2A, 2.54%, (3M US LIBOR + 1.18%), 07/19/26 (a) (b)	9,600	9,620
HomeBanc Mortgage Trust
Series 2005-A2-4, REMIC, 2.21%, (1M US LIBOR + 0.33%), 10/25/35 (a)	360	355
IndyMac INDA Mortgage Loan Trust
Series 2005-2A1-AR1, REMIC, 3.78%, 11/25/35 (a)	198	196
IndyMac INDX Mortgage Loan Trust
Series 2005-4A1-AR1, REMIC, 3.33%, 03/25/35 (a)	327	330
Series 2005-A1-16IP, REMIC, 2.19%, (1M US LIBOR + 0.64%), 07/25/45 (a)	176	166
Jamestown CLO IV Ltd.
Series 2014-A1AR-4A, 2.05%, (3M US LIBOR + 0.69%), 07/15/26 (a) (b)	4,200	4,200
Jamestown CLO V Ltd.
Series 2014-AR-5A, 2.57%, (3M US LIBOR + 1.22%), 01/17/27 (a) (b)	5,500	5,506
JPMorgan Mortgage Trust
Series 2007-1A1-A1, REMIC, 3.69%, 07/25/35 (a)	118	121
Series 2005-7A1-A6, REMIC, 3.64%, 08/25/35 (a)	221	226
Series 2005-2A1-A6, REMIC, 3.75%, 08/25/35 (a)	162	164
Series 2005-4A1-A6, REMIC, 3.66%, 09/25/35 (a)	34	33
Series 2008-1A1-R2, REMIC, 3.01%, 07/27/37 (a) (b)	510	519
Jubilee CLO BV
Series 2015-AR-15A, 0.51%, (3M EU EURIBOR + 0.84%), 07/12/28, EUR (a) (b)	1,000	1,204
Jubilee CLO XVI BV
Series 2015-A1R-16A, 0.47%, (3M EU EURIBOR + 0.80%), 12/15/29, EUR (a) (b)	1,840	2,212
KVK CLO Ltd.
Series 2013-AR-1A, 2.60%, (3M US LIBOR + 0.90%), 01/15/28 (a) (c) (d)	560	560
Lehman XS Trust
Series 2007-2A1-15N, REMIC, 1.80%, (1M US LIBOR + 0.25%), 08/25/37 (a)	1,685	1,631
Long Beach Mortgage Loan Trust
Series 2006-1A1-WL1, REMIC, 2.01%, (1M US LIBOR + 0.46%), 01/25/36 (a)	659	660
Marathon CLO I Ltd.
Series 2013-A1R-5A, 2.31%, 11/21/27 (b)	1,450	1,450
Marche Mutui Srl
Series 6-A-1, 1.92%, (3M EU EURIBOR + 2.25%), 07/27/19, EUR (a)	30	36
MASTR Adjustable Rate Mortgages Trust
Series 2003-2A1-6, REMIC, 3.17%, 12/25/33 (a)	305	306

See accompanying Notes to Financial Statements.

188

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
MASTR Asset Backed Securities Trust
Series 2005-M1-FRE1, REMIC, 2.30%, (1M US LIBOR + 0.75%), 10/25/35 (a)	85	77
Merrill Lynch Mortgage Investors Trust
Series 2003-1A1-A2, REMIC, 3.24%, 02/25/33 (a)	131	132
Series 2004-2A2-A1, REMIC, 3.18%, 02/25/34 (a)	196	204
Series 2005-2A-2, REMIC, 3.48%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity + 2.25%), 10/25/35 (a)	216	222
Morgan Stanley ABS Capital I Inc. Trust
Series 2007-A1-HE6, REMIC, 1.61%, (1M US LIBOR + 0.06%), 05/25/37 (a)	71	58
Series 2004-M3-NC7, REMIC, 2.53%, (1M US LIBOR + 0.98%), 07/25/34 (a)	563	536
Series 2005-M2-HE2, REMIC, 2.21%, (1M US LIBOR + 0.66%), 01/25/35 (a)	1,338	1,319
MortgageIT Trust
Series 2004-M2-2, REMIC, 2.56%, (1M US LIBOR + 1.01%), 12/25/34 (a)	610	610
MP CLO VII Ltd.
Series 2015-A1R-1A, 2.37%, (3M US LIBOR + 0.84%), 04/18/27 (a) (c) (d) (e)	660	660
Navient Student Loan Trust
Series 2016-A-7A, 2.70%, (1M US LIBOR + 1.15%), 12/25/28 (a) (b)	2,474	2,532
NCUA Guaranteed Notes Trust
Series 2010-1A-R1, REMIC, 1.85%, (1M US LIBOR + 0.45%), 10/07/20 (a)	1,036	1,038
Series 2010-2A-R3, REMIC, 1.96%, (1M US LIBOR + 0.56%), 12/08/20 (a)	2,283	2,294
Nomura Home Equity Loan Inc.
Series 2005-M3-FM1, REMIC, 2.32%, (1M US LIBOR + 0.77%), 05/25/35 (a)	2,735	2,482
OAKC Mortgage Trust
Series 2013-A1R-9A, 2.37%, (3M US LIBOR + 1.01%), 10/20/25 (a) (b)	5,300	5,308
OCP CLO Ltd.
Series 2015-A1R-8A, 2.20%, (3M US LIBOR + 0.85%), 04/17/27 (a) (b)	1,300	1,301
Series 2015-A1R-9A, 2.16%, (3M US LIBOR + 0.80%), 07/15/27 (a) (b)	2,600	2,601
Series 2015-A1R-10A, 2.19%, (3M US LIBOR + 0.82%), 10/26/27 (a) (c) (d)	2,050	2,053
OneMain Financial Issuance Trust
Series 2014-A-2A, 2.47%, 09/18/24 (b)	111	111
Palmer Square CLO Ltd.
Series 2013-A1AR-2A, 2.57%, (3M US LIBOR + 1.22%), 10/17/27 (a) (b)	3,800	3,828
Penta CLO II BV
Series 2015-AR-2A, 0.79%, (3M EU EURIBOR + 0.79%), 08/04/28, EUR (a) (b)	1,000	1,205
Provident Funding Mortgage Loan Trust
Series 2003-A-1, REMIC, 3.29%, 08/25/33 (a)	110	114
RASC Trust
Series 2005-M2-KS11, REMIC, 1.97%, (1M US LIBOR + 0.42%), 12/25/35 (a)	500	490
Series 2006-M1-KS3, REMIC, 1.88%, (1M US LIBOR + 0.33%), 04/25/36 (a)	1,000	978
Residential Asset Mortgage Products Inc.
Series 2004-MII1-RS2, REMIC, 2.42%, (1M US LIBOR + 0.87%), 02/25/34 (a)	832	819
Residential Asset Securitization Trust
Series 2003-A2-A5, REMIC, 5.50%, 06/25/33	25	26
Shackleton IV CLO Ltd.
Series 2013-AR-4A, 2.48%, (3M US LIBOR + 1.12%), 01/13/25 (a) (b)	600	600
SLM Private Education Loan Trust
Series 2013-A2A-B, 1.85%, 03/15/19 (b)	1,964	1,958
Series 2011-A3-B, 3.73%, (1M US LIBOR + 2.25%), 05/15/19 (a) (b)	1,150	1,191
SLM Student Loan Trust
Series 2008-A-9, 2.87%, (3M US LIBOR + 1.50%), 04/25/23 (a)	2,881	2,947
Series 2003-A5-2, 0.00%, (3M EU EURIBOR + 0.26%), 12/15/23, EUR (a)	202	242
	Shares/Par[1]	Value
Series 2004-A5-2, 0.00%, (3M EU EURIBOR + 0.18%), 01/25/24, EUR (a)	1,448	1,735
Series 2003-A5-5, 0.00%, (3M EU EURIBOR + 0.27%), 06/17/24, EUR (a)	699	837
Series 2007-A3-3, REMIC, 1.41%, (3M US LIBOR + 0.04%), 04/25/19 (a)	2,209	2,205
Sofi Professional Loan Program LLC
Series 2017-A1FX-F, 2.05%, 10/25/26 (c) (d)	4,260	4,249
Sound Point CLO IX Ltd.
Series 2015-AR-2A, 2.24%, (3M US LIBOR + 0.86%), 07/20/27 (a) (b)	900	902
Sound Point CLO V Ltd.
Series 2015-AR-8R, 2.22%, (3M US LIBOR + 0.86%), 04/15/27 (a) (b)	3,300	3,303
South Carolina Student Loan Corp.
Series A3-2005, 1.62%, (3M US LIBOR + 0.14%), 12/01/23 (a)	996	994
Stanwich Mortgage Loan Co.
Series 2016-NOTE-NPA1, REMIC, 3.84%, 11/16/19 (b) (f)	3,079	3,080
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-4A1-1, REMIC, 3.47%, 02/25/34 (a)	319	326
Series 2004-5A-18, REMIC, 3.64%, 12/25/34 (a)	54	53
Structured Asset Mortgage Investments II Trust
Series 2004-1A1-AR5, REMIC, 2.15%, (1M US LIBOR + 0.66%), 10/19/34 (a)	21	21
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2007-2A2-BC3, REMIC, 1.69%, (1M US LIBOR + 0.14%), 06/25/37 (a)	113	113
SWAN Trust
Series 10-A-1, 3.01%, (ASX Australian Bank Bill Short Term Rates 1M Mid + 1.30%), 04/25/41, AUD (a)	127	99
Symphony CLO VIII LP
Series 2012-AR-8A, 2.45%, (3M US LIBOR + 1.10%), 01/09/23 (a) (b)	2,196	2,200
TBW Mortgage-Backed Trust
Series 2006-A6-4, REMIC, 5.97%, 09/25/36 (f)	473	55
THL Credit Wind River CLO Ltd.
Series 2015-A1R-2A, 2.23%, 10/15/27 (b)	250	251
Thornburg Mortgage Securities Trust
Series 2005-A3-1, REMIC, 3.19%, 04/25/45 (a)	263	267
Series 2006-A2B-4, REMIC, 3.52%, 07/25/36 (a)	226	224
TICP CLO Ltd.
Series 2014-A1AR-2A, 2.52%, (3M US LIBOR + 1.16%), 07/20/26 (a) (b)	8,300	8,325
Tralee CLO III Ltd.
Series 2014-AR-3A, 2.39%, (3M US LIBOR + 1.03%), 10/20/27 (a) (b)	2,600	2,605
US Residential Opportunity Fund IV Trust
Series 2017-A-1III, REMIC, 3.35%, 11/27/37 (b) (f)	170	170
Venture XX CLO Ltd.
Series 2015-AR-20A, 2.51%, (3M US LIBOR + 0.82%), 04/23/27 (a) (c) (d)	5,620	5,615
Venture XXI CLO Ltd.
Series 2015-AR-21A, 2.24%, (3M US LIBOR + 0.88%), 07/15/27 (a) (b)	2,200	2,203
Vibrant CLO Ltd.
Series 2013-A1BR-2A, 2.26%, (3M US LIBOR + 0.90%), 07/24/24 (a) (b)	5,265	5,267
VOLT LV LLC
Series 2017-A1-NPL2, 3.50%, 03/25/47 (b) (f)	446	447
VOLT LVII LLC
Series 2017-A1-NPL4, 3.38%, 04/25/47 (b) (f)	1,214	1,216
VOLT LXII LLC
Series 2017-A1-NPL9, 3.13%, 09/25/47 (b) (f)	3,172	3,174
Vornado DP LLC Trust
Series 2010-A2FX-VNO, 4.00%, 09/13/20 (b)	4,600	4,794
Voya CLO Ltd.
Series 2014-A1R-3A, 2.24%, 07/25/26 (c) (d)	4,400	4,397
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2003-A5-AR1, REMIC, 2.77%, 03/25/33 (a)	65	67

See accompanying Notes to Financial Statements.

189

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series 2003-A7-AR5, REMIC, 3.06%, 06/25/33 (a)	159	168
Series 2003-2A-AR9, REMIC, 3.36%, 09/25/33 (a)	175	178
Series 2005-3A1-AR10, REMIC, 3.47%, 08/25/35 (a)	59	55
Series 2005-2A1-AR14, REMIC, 3.38%, 12/25/35 (a)	148	145
Series 2006-1A-AR9, REMIC, 2.06%, (12M US Federal Reserve Cumulative Average CMT + 1.00%), 08/25/46 (a)	2,868	2,702
Series 2007-1A-OA4, REMIC, 1.83%, (12M US Federal Reserve Cumulative Average CMT + 0.77%), 05/25/47 (a)	379	359
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-A1-AA, REMIC, 3.74%, 12/25/34 (a)	141	143
Series 2006-3A1-AR8, REMIC, 3.61%, 04/25/36 (a)	561	567
Z Capital Credit Partners CLO Ltd.
Series 2015-A1R-1A, 0.00%, (3M US LIBOR + 0.95%), 07/16/27 (a) (c) (d) (e)	3,570	3,570
Total Non-U.S. Government Agency Asset-Backed Securities (cost $200,694)		203,446
CORPORATE BONDS AND NOTES 6.3%
Consumer Discretionary 0.0%
General Motors Co.
2.19%, (3M US LIBOR + 0.80%), 08/07/20 (a)	30	30
Time Warner Cable Inc.
8.25%, 04/01/19	100	107
5.00%, 02/01/20	200	209
		346
Consumer Staples 0.2%
BAT Capital Corp.
2.00%, (3M US LIBOR + 0.59%), 08/14/20 (a) (b)	3,100	3,113
Energy 0.6%
El Paso Corp.
7.25%, 06/01/18	200	204
Enbridge Inc.
1.75%, (3M US LIBOR + 0.40%), 01/10/20 (a)	3,700	3,704
2.29%, (3M US LIBOR + 0.70%), 06/15/20 (a)	5,100	5,141
Gazprom OAO Via Gaz Capital SA
4.63%, 10/15/18, EUR	760	940
3.38%, 11/30/18, CHF	120	126
Petrobras International Finance Co.
8.38%, 12/10/18 (g)	700	737
Regency Energy Partners LP
5.75%, 09/01/20	100	107
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (f)	100	107
Spectra Energy Partners LP
2.19%, (3M US LIBOR + 0.70%), 06/05/20 (a)	1,000	1,006
		12,072
Financials 4.4%
AerCap Ireland Capital Ltd.
3.75%, 05/15/19	500	508
4.63%, 10/30/20	400	419
Ally Financial Inc.
3.25%, 02/13/18	9,700	9,707
3.75%, 11/18/19	200	203
American Honda Finance Corp.
1.74%, (3M US LIBOR + 0.35%), 11/05/21 (a)	1,400	1,401
Bank of America NA
1.75%, 06/05/18	6,500	6,498
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	3,900	4,019
Deutsche Bank AG
4.25%, 10/14/21	7,000	7,258
Dexia Credit Local SA
2.38%, 09/20/22 (b)	3,900	3,860
Diamond 1 Finance Corp.
3.48%, 06/01/19 (b)	200	202
General Motors Financial Co. Inc.
2.35%, 10/04/19	100	100
2.61%, (3M US LIBOR + 1.27%), 10/04/19 (a)	100	101
	Shares/Par[1]	Value
Goldman Sachs Group Inc.
2.79%, (3M US LIBOR + 1.20%), 09/15/20 (a)	5,800	5,905
2.88%, 10/31/22	3,200	3,189
ING Bank NV
2.63%, 12/05/22 (b)	2,000	2,005
John Deere Capital Corp.
1.95%, (3M US LIBOR + 0.29%), 06/22/20 (a)	7,000	6,997
KBC Bank NV
8.00%, 01/25/23 (a)	400	402
Macquarie Bank Ltd.
1.69%, (3M US LIBOR + 0.35%), 04/04/19 (a) (b)	2,900	2,902
MetLife Inc.
6.82%, 08/15/18	200	206
Mitsubishi UFJ Financial Group Inc.
3.36%, (3M US LIBOR + 1.88%), 03/01/21 (a)	2,700	2,802
Navient Corp.
5.88%, 03/25/21	100	104
Petrobras Global Finance BV
6.13%, 01/17/22	4,600	4,886
4.38%, 05/20/23	100	99
5.30%, 01/27/25 (b)	106	106
8.75%, 05/23/26 (g)	300	358
6.00%, 01/27/28 (b)	3,619	3,632
6.63%, 01/16/34, GBP	200	292
Royal Bank of Scotland Group Plc
4.70%, 07/03/18	100	101
Royal Bank of Scotland Plc
6.93%, 04/09/18, EUR	800	978
SLM Corp.
5.50%, 01/15/19	1,600	1,628
State Bank of India
2.30%, (3M US LIBOR + 0.95%), 04/06/20 (a)	4,300	4,305
Toronto-Dominion Bank
2.25%, 03/15/21 (b)	3,000	2,979
UBS AG
1.84%, (3M US LIBOR + 0.32%), 12/07/18 (a) (b)	5,400	5,403
2.10%, (3M US LIBOR + 0.58%), 06/08/20 (a) (b)	5,400	5,423
Volkswagen Group of America Finance LLC
1.92%, (3M US LIBOR + 0.47%), 05/22/18 (a) (b)	500	500
2.13%, 05/23/19 (b)	1,000	996
2.45%, 11/20/19 (b)	200	200
		90,674
Industrials 0.3%
International Lease Finance Corp.
5.88%, 04/01/19	1,400	1,457
6.25%, 05/15/19	400	419
8.25%, 12/15/20	500	574
Ryder System Inc.
2.45%, 09/03/19	100	100
Textron Inc.
1.96%, (3M US LIBOR + 0.55%), 11/10/20 (a)	3,610	3,609
		6,159
Information Technology 0.0%
VMware Inc.
2.95%, 08/21/22	410	409
3.90%, 08/21/27	200	201
		610
Real Estate 0.2%
Akelius Residential Property AB
3.38%, 09/23/20, EUR	100	130
American Tower Corp.
2.80%, 06/01/20	200	201
Unibail-Rodamco SE
2.13%, (3M US LIBOR + 0.77%), 04/16/19 (a)	3,500	3,500
		3,831
Telecommunication Services 0.4%
AT&T Inc.
2.01%, (3M US LIBOR + 0.65%), 01/15/20 (a)	1,380	1,386
2.31%, (3M US LIBOR + 0.95%), 07/15/21 (a)	4,800	4,862
5.15%, 02/14/50	1,700	1,721
5.30%, 08/14/58	500	501
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (b)	94	94

See accompanying Notes to Financial Statements.

190

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Telefonica Emisiones SAU
5.88%, 07/15/19	400	420
		8,984
Utilities 0.2%
Sempra Energy
2.04%, (3M US LIBOR + 0.45%), 03/15/21 (a)	1,500	1,503
Southern Power Co.
2.18%, (3M US LIBOR + 0.55%), 12/20/20 (a) (b)	2,000	2,011
		3,514
Total Corporate Bonds And Notes (cost $128,376)		129,303
SENIOR LOAN INTERESTS 0.1%
Energy 0.1%
Cheniere Energy Partners LP
Term Loan, 3.82%, (3M LIBOR + 2.25%), 02/25/20 (a)	200	199
Petroleo Global Trading BV
Term Loan, 3.60%, (6M LIBOR + 2.14%), 02/19/20 (a) (e)	1,000	992
Total Senior Loan Interests (cost $1,170)		1,191
GOVERNMENT AND AGENCY OBLIGATIONS 127.1%
Collateralized Mortgage Obligations 0.2%
Federal Home Loan Mortgage Corp.
Series FK-3172, REMIC, 1.93%, (1M US LIBOR + 0.45%), 08/15/33 (a)	385	385
Series T-1A1-62, REMIC, 2.20%, (12M US Federal Reserve Cumulative Average CMT + 1.20%), 10/25/44 (a)	298	299
Series T-1A1-63, REMIC, 2.20%, (12M US Federal Reserve Cumulative Average CMT + 1.20%), 02/25/45 (a)	226	226
Federal National Mortgage Association
Series 2007-A1-73, REMIC, 1.61%, (1M US LIBOR + 0.06%), 07/25/37 (a)	116	113
Government National Mortgage Association
Series 2017-FB-H10, 2.55%, (12M US LIBOR + 0.75%), 04/20/67 (a)	2,661	2,743
		3,766
Mortgage-Backed Securities 9.0%
Federal Home Loan Mortgage Corp.
3.18%, (6M US LIBOR +/- MBS spread), 07/01/36 (a)	175	182
3.24%, (12M US LIBOR +/- MBS spread), 09/01/36 (a)	162	165
3.43%, (12M US LIBOR +/- MBS spread), 10/01/36 (a)	87	91
1.93%, (1M US LIBOR +/- MBS spread), 09/15/42 (a)	5,906	5,947
Federal National Mortgage Association
3.06%, (12M US LIBOR +/- MBS spread), 11/01/35 (a)	18	19
3.46%, (12M US LIBOR +/- MBS spread), 03/01/36 (a)	40	42
3.76%, (12M US LIBOR +/- MBS spread), 06/01/36 (a)	16	16
TBA, 3.50%, 02/15/48 - 03/15/48 (h)	48,500	49,724
TBA, 4.00%, 02/15/48 (h)	123,000	128,485
		184,671
Municipal 0.0%
Tobacco Settlement Finance Authority
7.47%, 06/01/47	290	282
Sovereign 5.0%
Argentina Bonar Bond
25.13%, (Argentina Deposit Rates Badlar + 2.00%), 04/03/22, ARS (a)	3,000	159
Argentina POM Politica Monetaria
28.75%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (a)	55,500	3,159
Argentina Republic Government International Bond
6.88%, 01/26/27	5,000	5,476
Autonomous Community of Catalonia, Spain
4.95%, 02/11/20, EUR	1,800	2,294
Brazil Letras do Tesouro Nacional
0.00%, 07/01/18, BRL (i)	230,000	67,154
	Shares/Par[1]	Value
Development Bank of Japan Inc.
2.13%, 09/01/22 (b)	1,900	1,857
Federal Republic of Germany
4.00%, 01/04/18, EUR	3,390	4,073
Japan Bank for International Cooperation
2.38%, 07/21/22	1,000	989
Mexico Bonos
7.75%, 05/29/31, MXN	3,891	198
Mexico Bonos de Proteccion al Ahorro
7.16%, (Mexico Treasuries Reference Yield 182 Days CETES), 01/04/18, MXN (a)	194,700	9,930
Peru Government International Bond
6.15%, 08/12/32, PEN (b)	16,600	5,448
United Kingdom Gilt Treasury Note
4.25%, 12/07/27, GBP	1,500	2,607
		103,344
Treasury Inflation Indexed Securities 108.5%
Australia Government Inflation Indexed Bond
3.00%, 09/20/25, AUD (j)	4,300	4,726
Canada Government Real Return Inflation Indexed Bond
4.25%, 12/01/26, CAD (k)	5,667	6,045
Corp. Andina de Fomento Inflation Indexed Note
3.95%, 10/15/21, MXN (k)	11,869	600
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note
1.65%, 04/23/20, EUR (k)	1,000	1,272
Japan Government CPI Indexed Bond
0.10%, 03/10/24 - 03/10/27, JPY (k)	2,142,772	20,182
New Zealand Government Inflation Indexed Bond
2.00%, 09/20/25, NZD (j)	14,100	11,097
3.00%, 09/20/30, NZD (j)	2,500	2,166
U.S. Treasury Inflation Indexed Bond
0.13%, 04/15/22 (k) (l)	7,607	7,550
3.38%, 04/15/32 (h) (k) (l)	2,631	3,637
U.S. Treasury Inflation Indexed Note
1.63%, 01/15/18 (k) (l)	1,177	1,178
1.38%, 07/15/18 (k) (l)	1,247	1,260
0.13%, 04/15/19 (k) (l)	23,738	23,679
1.88%, 07/15/19 (h) (k) (l)	22,411	23,101
1.38%, 01/15/20 (k) (l)	93,534	95,960
1.25%, 07/15/20 (k)	48,160	49,717
0.13%, 04/15/21 (h) (k)	268,256	267,082
0.13%, 04/15/20 - 07/15/26 (k)	293,622	291,788
0.38%, 07/15/23 (h) (k)	165,326	166,463
0.63%, 01/15/24 (k)	33,818	34,394
0.25%, 01/15/25 (k)	39,563	39,192
2.38%, 01/15/25 (h) (k)	249,507	284,087
0.38%, 07/15/25 (k)	26,544	26,569
0.63%, 01/15/26 (h) (k)	160,426	162,908
2.00%, 01/15/26 (h) (k)	112,432	126,363
2.38%, 01/15/27 (k) (l)	3,058	3,574
0.38%, 07/15/27 (k) (l)	2,501	2,486
1.75%, 01/15/28 (h) (k)	14,176	15,917
3.63%, 04/15/28 (h) (k)	80,186	105,169
2.50%, 01/15/29 (h) (k)	54,330	65,867
3.88%, 04/15/29 (k)	19,282	26,275
2.13%, 02/15/40 (h) (k)	45,318	58,892
2.13%, 02/15/41 (h) (k) (l)	6,420	8,402
0.75%, 02/15/42 - 02/15/45 (k)	42,278	42,491
0.63%, 02/15/43 (k) (l)	2,918	2,849
1.38%, 02/15/44 (k)	76,637	88,336
1.00%, 02/15/46 (k)	45,243	48,247
0.88%, 02/15/47 (k)	32,504	33,713
United Kingdom Inflation Indexed Bond
0.13%, 03/22/26 - 03/22/46, GBP (k)	48,370	81,489
		2,234,723
U.S. Government Agency Obligations 0.0%
Small Business Administration Participation Certificates
5.29%, 12/01/27	348	368
U.S. Treasury Securities 4.4%
U.S. Treasury Note
1.88%, 04/30/22 (l)	300	296

See accompanying Notes to Financial Statements.

191

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
1.88%, 07/31/22 (h) (l)	41,200	40,634
2.50%, 05/15/24 (h)	23,460	23,724
1.88%, 08/31/24	7,840	7,627
2.25%, 10/31/24 - 11/15/24 (h)	9,700	9,649
2.00%, 05/31/24 - 02/15/25 (h)	8,400	8,229
		90,159
Total Government And Agency Obligations (cost $2,613,506)		2,617,313
PREFERRED STOCKS 0.0%
Financials 0.0%
Wells Fargo & Co. - Series L, 7.50% (m) (n)	1	655
Total Preferred Stocks (cost $500)		655
SHORT TERM INVESTMENTS 5.6%
Certificates of Deposit 0.8%
Barclays Bank Plc
2.06%, (3M US LIBOR + 0.46%), 03/16/18 (a)	4,500	4,501
1.89%, (3M US LIBOR + 0.47%), 05/17/18 (a)	5,600	5,601
1.94%, 09/04/18	6,000	6,000
		16,102
Financials 1.0%
Bank of Montreal
1.25%, 01/15/18, CAD (o)	5,800	4,623
1.27%, 01/19/18, CAD (o)	700	558
Bank of Nova Scotia
1.18%, 01/08/18, CAD (o)	500	399
1.27%, 01/22/18, CAD (o)	2,670	2,128
HSBC Bank Plc
1.23%, 01/05/18, CAD (o)	3,300	2,632
1.23%, 01/08/18, CAD (o)	900	718
1.28%, 01/15/18, CAD (o)	1,000	797
1.30%, 01/17/18, CAD (o)	1,317	1,050
Royal Bank of Canada
1.22%, 01/05/18, CAD (o)	2,700	2,153
1.22%, 01/08/18, CAD (o)	1,900	1,515
1.24%, 01/11/18, CAD (o)	930	741
Toronto Dominion Bank
1.21%, 01/08/18, CAD (o)	3,100	2,472
		19,786
Securities Lending Collateral 0.0%
Securities Lending Cash Collateral Fund LLC, 1.30% (p) (q)	417	417
Treasury Securities 3.7%
Argentina Treasury Bill
1.34%, 03/16/18, ARS (o)	7,200	367
1.30%, 04/13/18, ARS (o)	1,200	57
1.22%, 06/15/18, ARS (o)	100	5
1.16%, 09/14/18, ARS (o)	13,400	611
0.00%, 03/16/18 - 11/16/18 (o)	7,320	7,205
Brazil Letras do Tesouro Nacional
0.00%, 04/01/18, BRL (o)	21,300	6,319
Hellenic Republic Treasury Bill
0.00%, 02/09/18 - 03/09/18, EUR (o)	7,400	8,865
1.93%, 03/16/18, EUR (o)	6,000	7,183
Italy Buoni Ordinari del Tesoro BOT
-0.76%, 01/31/18, EUR (o)	4,000	4,807
Japan Treasury Bill
0.00%, 02/13/18 - 04/05/18, JPY (o)	2,768,000	24,583
Spain Letras del Tesoro
-1.04%, 02/16/18, EUR (o)	910	1,094
U.S. Treasury Bill
1.15%, 01/04/18 (l) (o)	226	226
1.31%, 03/01/18 (l) (o)	3,544	3,537
United Kingdom Treasury Bill
-0.11%, 01/22/18, GBP (c) (o)	6,400	8,652
-0.07%, 01/29/18, GBP (c) (o)	2,280	3,082
		76,593
	Shares/Par[1]	Value
U.S. Government Agency Obligations 0.1%
Federal Home Loan Bank
1.24%, 01/18/18 (o) (r)	3,300	3,298
Total Short Term Investments (cost $115,357)		116,196
Total Investments 149.0% (cost $3,059,603)		3,068,104
Total Forward Sales Commitments (3.1)% (proceeds $64,147)		(64,455)
Total Purchased Options 0.0% (cost $1,342)		748
Other Derivative Instruments (0.4)%		(9,219)
Other Assets and Liabilities, Net (45.5)%		(936,047)
Total Net Assets 100.0%		$2,059,131

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $165,481 and 8.0%, respectively.

(c)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(g)  All or portion of the security was on loan.

(h)  All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $1,777,887.

(i)  Security issued with a zero coupon. Income is recognized through the accretion of discount.

(j)   Treasury inflation indexed note, par amount is not adjusted for inflation.

(k)  Treasury inflation indexed note, par amount is adjusted for inflation.

(l)  All or a portion of the security is pledged or segregated as collateral.

(m)  Perpetual security. Next contractual call date presented, if applicable.

(n)  Convertible security.

(o)  The coupon rate represents the yield to maturity.

(p)   Investment in affiliate.

(q)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(r)   The security is a direct debt of the agency and not collateralized by mortgages.

FORWARD SALES COMMITMENTS (3.1%)
GOVERNMENT AND AGENCY OBLIGATIONS (3.1%)
Mortgage-Backed Securities (3.1%)
Federal National Mortgage Association
TBA, 3.00%, 02/15/48 (a)	(64,500)	$(64,455)
Total Government And Agency Obligations (proceeds $64,147)		(64,455)
Total Forward Sales Commitments (3.1%) (proceeds $64,147)		$(64,455)

(a)  All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2017, the total proceeds for investments sold on a delayed delivery basis was $64,147.

See accompanying Notes to Financial Statements.

192

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/PPM America Floating Rate Income Fund (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.6%
American Express Issuance Trust
Series 2013-C-1, 2.18%, (1M US LIBOR + 0.70%), 03/15/18 (b)	633	$633
American Express Issuance Trust II
Series 2013-B-1, 1.93%, (1M US LIBOR + 0.45%), 03/15/18 (b)	515	515
AmeriCredit Automobile Receivables Trust
Series 2017-A2B-1, 1.79%, (1M US LIBOR + 0.30%), 05/18/20 (b)	2,636	2,637
CNH Equipment Trust
Series 2016-A2B-B, 1.88%, (1M US LIBOR + 0.40%), 10/15/19 (b)	873	873
Mercedes-Benz Master Owner Trust
Series 2016-A-AA, 2.06%, (1M US LIBOR + 0.58%), 05/15/18 (b) (c)	5,119	5,128
Total Non-U.S. Government Agency Asset-Backed Securities (cost $9,781)		9,786
CORPORATE BONDS AND NOTES 3.6%
Consumer Discretionary 0.8%
AMC Entertainment Holdings Inc.
6.13%, 05/15/27	745	741
AMC Entertainment Inc.
5.75%, 06/15/25	693	686
American Greetings Corp.
7.88%, 02/15/25 (c)	807	872
ARAMARK Services Inc.
5.13%, 01/15/24	204	214
Beazer Homes USA Inc.
5.75%, 06/15/19	281	290
GLP Capital LP
5.38%, 11/01/23 - 04/15/26	489	524
Live Nation Entertainment Inc.
5.38%, 06/15/22 (c)	646	668
Mohegan Tribal Gaming Authority
7.88%, 10/15/24 (c)	1,756	1,809
Numericable - SFR SA
7.38%, 05/01/26 (c)	1,490	1,525
PVH Corp.
4.50%, 12/15/22	229	234
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22	131	144
Sally Holdings LLC
5.63%, 12/01/25	494	491
Seminole Hard Rock Entertainment Inc.
5.88%, 05/15/21 (c)	427	434
Sirius XM Radio Inc.
5.38%, 07/15/26 (c)	1,000	1,034
Springs Industries Inc.
6.25%, 06/01/21	471	481
Unitymedia KabelBW GmbH
6.13%, 01/15/25 (c)	1,000	1,057
		11,204
Consumer Staples 0.3%
Hearthside Group Holdings LLC
6.50%, 05/01/22 (c)	1,281	1,303
JBS Investments GmbH
7.25%, 04/03/24 (c)	1,408	1,382
Spectrum Brands Inc.
5.75%, 07/15/25	952	1,001
		3,686
Energy 0.4%
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	507	550
5.13%, 06/30/27	493	508
Parsley Energy LLC
5.25%, 08/15/25 (c)	250	251
Regency Energy Partners LP
5.88%, 03/01/22	876	955
5.00%, 10/01/22	81	86
Sabine Pass Liquefaction LLC
5.00%, 03/15/27	1,000	1,070
	Shares/Par[1]	Value
Summit Midstream Holdings LLC
5.75%, 04/15/25	500	505
Transocean Proteus Ltd.
6.25%, 12/01/24 (c)	1,350	1,412
Trinidad Drilling Ltd.
6.63%, 02/15/25 (c)	706	674
		6,011
Financials 0.3%
AerCap Ireland Capital Ltd.
4.63%, 10/30/20	201	211
Altice Financing SA
6.63%, 02/15/23 (c)	500	522
Diamond 1 Finance Corp.
5.88%, 06/15/21 (c)	1,000	1,038
Navient Corp.
6.50%, 06/15/22	1,263	1,326
Stena AB
7.00%, 02/01/24 (c)	636	598
Stena International SA
5.75%, 03/01/24 (c)	519	484
VICI Properties 1 LLC
8.00%, 10/15/23	103	116
		4,295
Health Care 0.4%
Centene Corp.
6.13%, 02/15/24	460	489
Community Health Systems Inc.
6.25%, 03/31/23	1,000	901
HCA Inc.
3.75%, 03/15/19	623	629
Hill-Rom Holdings Inc.
5.00%, 02/15/25 (c)	827	843
Hologic Inc.
5.25%, 07/15/22 (c)	401	417
inVentiv Group Holdings Inc.
7.50%, 10/01/24 (c)	356	385
Mallinckrodt International Finance SA
5.75%, 08/01/22 (c)	1,500	1,367
Tenet Healthcare Corp.
8.13%, 04/01/22	270	276
6.75%, 06/15/23	270	261
Valeant Pharmaceuticals International Inc.
5.50%, 03/01/23 (c)	345	318
5.88%, 05/15/23 (c)	655	609
		6,495
Industrials 0.6%
ACCO Brands Corp.
5.25%, 12/15/24 (c)	840	870
AECOM
5.13%, 03/15/27	2,000	2,033
Aircastle Ltd.
5.00%, 04/01/23	1,000	1,053
4.13%, 05/01/24	1,000	1,016
BlueLine Rental Finance Corp.
9.25%, 03/15/24 (c)	500	532
Bombardier Inc.
6.00%, 10/15/22 (c)	773	758
Builders FirstSource Inc.
5.63%, 09/01/24 (c)	476	493
Meritor Inc.
6.25%, 02/15/24	500	526
Terex Corp.
5.63%, 02/01/25 (c)	1,000	1,041
		8,322
Information Technology 0.1%
NXP BV
5.75%, 03/15/23 (c)	242	250
Sanmina Corp.
4.38%, 06/01/19 (c)	750	768
SS&C Technologies Holdings Inc.
5.88%, 07/15/23	464	490
		1,508

See accompanying Notes to Financial Statements.

193

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Materials 0.6%
Ardagh Packaging Finance Plc
6.00%, 02/15/25 (c)	1,000	1,054
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (c)	952	985
FXI Holdings Inc.
7.88%, 11/01/24 (c)	1,875	1,864
Hexion Inc.
10.38%, 02/01/22 (c)	1,000	933
Koppers Inc.
6.00%, 02/15/25 (c)	645	685
Olin Corp.
5.13%, 09/15/27	1,000	1,052
Signode Industrial Group Lux SA
6.38%, 05/01/22 (c)	1,000	1,043
Silgan Holdings Inc.
4.75%, 03/15/25 (c)	1,000	1,032
		8,648
Real Estate 0.0%
MGM Growth Properties Operating Partnership LP
5.63%, 05/01/24	503	537
Telecommunication Services 0.1%
CenturyLink Inc.
7.50%, 04/01/24	594	593
Sprint Corp.
7.13%, 06/15/24	624	637
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (c)	682	686
		1,916
Utilities 0.0%
AES Corp.
5.50%, 04/15/25	500	525
Total Corporate Bonds And Notes (cost $51,945)		53,147
SENIOR LOAN INTERESTS 91.0%
Consumer Discretionary 23.7%
1011778 B.C. Unlimited Liability Co.
Term Loan B-3, 3.58%, (3M LIBOR + 2.25%), 02/15/24 (b)	1,599	1,598
Term Loan B-3, 3.60%, (3M LIBOR + 2.25%), 02/15/24 (b)	2,487	2,485
24 Hour Fitness Worldwide Inc.
Term Loan B, 5.09%, (3M LIBOR + 3.75%), 05/18/21 (b)	2,895	2,897
Acosta Holdco Inc.
Term Loan, 4.60%, (3M LIBOR + 3.25%), 09/26/21 (b)	2,810	2,459
Advantage Sales & Marketing Inc.
1st Lien Term Loan , 4.63%, (3M LIBOR + 3.25%), 07/11/21 (b)	2,693	2,622
2nd Lien Term Loan, 7.88%, (3M LIBOR + 6.50%), 07/10/22 (b)	900	834
Allied Universal Holdco LLC
Term Loan, 5.08%, (3M LIBOR + 3.75%), 07/28/22 (b)	4,908	4,865
Amaya Holdings BV
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 08/01/21 (b)	8,255	8,297
AMC Entertainment Inc.
Term Loan, 3.73%, (1M LIBOR + 2.25%), 04/30/20 (b)	2,012	2,019
Term Loan B, 3.73%, (3M LIBOR + 2.25%), 12/15/23 (b)	764	764
American Axle & Manufacturing Inc.
Term Loan B, 3.58%, (3M LIBOR + 2.25%), 03/10/24 (b)	1,645	1,650
Term Loan B, 3.62%, (3M LIBOR + 2.25%), 03/10/24 (b)	1,704	1,709
American Tire Distributors Holdings Inc.
Term Loan, 5.60%, (1M LIBOR + 4.25%), 10/01/21 (b)	3,620	3,642
Bass Pro Group LLC
Term Loan B, 6.35%, (3M LIBOR + 5.00%), 11/15/23 - 04/01/24 (b)	2,794	2,782
	Shares/Par[1]	Value
Bombardier Recreational Products Inc.
Term Loan B, 3.93%, (3M LIBOR + 2.50%), 06/30/23 (b)	3,734	3,747
Boyd Gaming Corp.
Term Loan B-3, 3.98%, (3M LIBOR + 2.50%), 09/15/23 (b)	4,441	4,464
Burlington Coat Factory Warehouse Corp.
Term Loan B-5, 4.00%, (3M LIBOR + 2.50%), 11/17/24 (b)	1,793	1,794
Caesars Entertainment Operating Co.
Term Loan, 3.85%, (3M LIBOR + 2.50%), 04/03/24 (b)	6,416	6,419
Caesars Resort Collection LLC
1st Lien Term Loan B, 4.34%, (3M LIBOR + 2.75%), 09/28/24 (b)	9,660	9,698
Camelot UK Holdco Ltd.
Term Loan, 4.60%, (1M LIBOR + 3.25%), 10/03/23 (b)	4,444	4,467
CBS Radio Inc.
Term Loan B, 4.17%, (3M LIBOR + 2.75%), 11/18/24 (b)	3,692	3,709
Charter Communications Operating LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (b) (d)	4,876	4,877
CityCenter Holdings LLC
Term Loan B, 3.85%, (1M LIBOR + 2.50%), 04/14/24 (b)	2,194	2,203
Coinamatic Canada Inc.
1st Lien Term Loan, 4.60%, (3M LIBOR + 3.25%), 05/13/22 (b)	327	327
Constellis Holdings LLC
1st Lien Term Loan, 6.33%, (1M LIBOR + 5.00%), 04/17/24 (b)	3,532	3,568
Core & Main LP
Term Loan B, 4.46%, (3M LIBOR + 3.00%), 07/19/24 (b)	1,125	1,133
Creative Artists Agency LLC
1st Lien Term Loan B, 4.98%, (3M LIBOR + 3.50%), 02/09/24 (b)	2,228	2,238
CS Intermediate Holdco 2 LLC
Term Loan B, 3.58%, (3M LIBOR + 2.25%), 11/02/23 (b)	1,574	1,582
CSC Holdings LLC
1st Lien Term Loan, 3.74%, (3M LIBOR + 2.25%), 07/15/25 (b)	7,875	7,838
CWGS Group LLC
Term Loan, 4.35%, (1M LIBOR + 3.00%), 11/02/23 (b)	18	18
Term Loan, 4.39%, (1M LIBOR + 3.00%), 11/02/23 (b)	3,150	3,168
Dealer Tire LLC
Term Loan B, 5.00%, (1M LIBOR + 3.25%), 12/22/21 (b)	1,696	1,722
Delta 2 Lux SARL
Term Loan B-3, 4.35%, (3M LIBOR + 3.00%), 07/30/21 (b)	8,137	8,176
Dragon Merger Sub LLC
1st Lien Term Loan, 5.36%, (1M LIBOR + 4.00%), 07/12/24 (b)	1,496	1,508
Dynacast International LLC
Term Loan B, 4.58%, (3M LIBOR + 3.25%), 01/28/22 (b)	1,074	1,078
Eldorado Resorts LLC
Term Loan B, 3.69%, (1M LIBOR + 2.25%), 03/15/24 (b)	205	205
Term Loan B, 3.75%, (1M LIBOR + 2.25%), 03/15/24 (b)	833	833
Term Loan B, 3.81%, (1M LIBOR + 2.25%), 03/15/24 (b)	742	742
Equinox Holdings Inc.
1st Lien Term Loan, 4.35%, (1M LIBOR + 3.00%), 03/08/24 (b)	746	752
ESH Hospitality Inc.
Term Loan B, 3.60%, (1M LIBOR + 2.25%), 08/30/23 (b)	6,044	6,057
FGI Operating Co. LLC
Term Loan, 5.60%, (1M LIBOR + 4.25%), 04/19/19 (b) (e)	2,843	1,563

See accompanying Notes to Financial Statements.

194

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Fitness International LLC
Term Loan B, 4.85%, (3M LIBOR + 3.50%), 07/01/20 (b)	5,135	5,198
Four Seasons Hotels Ltd.
1st Lien Term Loan, 3.85%, (3M LIBOR + 2.50%), 06/27/20 (b)	2,509	2,521
Garda World Security Corp.
Term Loan, 4.97%, (3M LIBOR + 3.50%), 05/12/24 (b)	3,621	3,636
Term Loan, 7.00%, (US Prime Rate + 2.50%), 05/12/24 (b)	9	9
Golden Nugget Inc.
Incremental Term Loan, 4.66%, (3M LIBOR + 3.25%), 09/07/23 (b)	3,981	4,009
Incremental Term Loan, 4.86%, (3M LIBOR + 3.25%), 09/07/23 (b)	5,231	5,267
HD Supply Inc.
Term Loan B-3, 3.58%, (3M LIBOR + 2.25%), 08/13/21 (b)	1,693	1,702
Term Loan B-4, 3.83%, (3M LIBOR + 2.50%), 10/17/23 (b)	1,089	1,097
Helix Gen Funding LLC
Term Loan B, 5.08%, (3M LIBOR + 3.75%), 03/02/24 (b)	4,966	4,977
Hilton Worldwide Finance LLC
Term Loan B-2, 3.55%, (3M LIBOR + 2.00%), 10/25/23 (b)	2,837	2,850
iHeartCommunications Inc.
Term Loan D, 8.08%, (1M LIBOR + 6.75%), 01/30/19 (b)	9,000	6,727
Information Resources Inc.
1st Lien Term Loan, 5.62%, (3M LIBOR + 4.25%), 01/15/24 (b)	5,042	5,063
Inmar Holdings Inc.
1st Lien Term Loan, 4.92%, (3M LIBOR + 3.50%), 04/25/24 (b)	2,125	2,128
Intrawest Resorts Holdings Inc.
Term Loan B-1, 4.60%, (3M LIBOR + 3.25%), 06/28/24 (b)	4,025	4,053
Jo-Ann Stores Inc.
Term Loan, 6.55%, (3M LIBOR + 5.00%), 09/29/23 (b)	2,096	2,020
La Quinta Intermediate Holdings LLC
Term Loan B, 4.11%, (3M LIBOR + 2.75%), 04/14/21 (b)	6,867	6,885
Las Vegas Sands LLC
Term Loan B, 3.35%, (3M LIBOR + 2.00%), 03/20/24 (b)	2,891	2,905
Liberty Cablevision of Puerto Rico LLC
1st Lien Term Loan, 4.86%, (3M LIBOR + 3.50%), 12/24/21 (b)	1,750	1,693
2nd Lien Term Loan, 8.11%, (3M LIBOR + 6.75%), 06/23/23 (b) (f)	287	261
Lions Gate Entertainment Corp.
1st Lien Term Loan, 4.35%, (3M LIBOR + 2.25%), 10/12/23 (b)	2,291	2,292
Live Nation Entertainment Inc.
Term Loan B-3, 3.62%, (3M LIBOR + 2.25%), 10/26/23 (b)	3,695	3,712
LTF Merger Sub Inc.
Term Loan B, 4.23%, (3M LIBOR + 2.75%), 06/22/22 (b)	5,821	5,836
LTI Holdings Inc.
1st Lien Term Loan, 6.10%, (3M LIBOR + 4.75%), 05/17/24 (b)	2,833	2,844
MA FinanceCo LLC
Term Loan B-2, 3.85%, (3M LIBOR + 2.50%), 11/19/21 (b)	2,595	2,594
MGM Growth Properies Operating Partnership LP
Term Loan B, 3.60%, (3M LIBOR + 2.25%), 04/20/23 (b)	2,611	2,619
Michaels Stores Inc.
Term Loan B-1, 4.10%, (3M LIBOR + 2.75%), 01/27/23 (b)	2,606	2,606
Term Loan B-1, 4.21%, (3M LIBOR + 2.75%), 01/27/23 (b)	970	970
Term Loan B-1, 4.25%, (3M LIBOR + 2.75%), 01/27/23 (b)	167	167
	Shares/Par[1]	Value
Mohegan Tribal Gaming Authority
Term Loan B, 5.35%, (3M LIBOR + 4.00%), 10/30/23 (b)	3,564	3,591
NPC International Inc.
1st Lien Term Loan, 5.05%, (3M LIBOR + 3.50%), 04/05/24 (b)	726	732
Numericable Group SA
Term Loan B-11, 4.13%, (3M LIBOR + 2.75%), 07/31/25 (b)	5,159	4,919
Term Loan B-12, 4.35%, (3M LIBOR + 3.00%), 01/31/26 (b)	6,640	6,385
NVA Holdings Inc.
1st Lien Term Loan B-2, 4.83%, (1M LIBOR + 3.50%), 08/14/21 (b)	955	961
Packers Holdings LLC
Term Loan B, 4.74%, (3M LIBOR + 3.25%), 11/03/24 (b)	3,320	3,328
Party City Holdings Inc.
Term Loan, 4.34%, (3M LIBOR + 3.00%), 08/06/22 (b)	289	289
Term Loan, 4.58%, (3M LIBOR + 3.00%), 08/06/22 (b)	1,288	1,291
Term Loan, 4.38%, (3M LIBOR + 3.00%), 08/19/22 (b)	3,051	3,060
Petco Animal Supplies Inc.
Term Loan B, 4.38%, (3M LIBOR + 3.00%), 01/12/23 (b)	4,538	3,413
PetSmart Inc.
Term Loan B-2, 4.34%, (3M LIBOR + 3.00%), 03/11/22 (b)	6,139	4,894
Planet Fitness Holdings LLC
Incremental Term Loan, 4.33%, (1M LIBOR + 3.00%), 03/31/21 (b)	658	662
Incremental Term Loan, 4.35%, (1M LIBOR + 3.00%), 03/31/21 (b)	2,009	2,021
Playa Resorts Holding BV
Term Loan B, 4.56%, (3M LIBOR + 3.25%), 04/07/24 (b)	9	9
Term Loan B, 4.62%, (3M LIBOR + 3.25%), 04/07/24 (b)	3,457	3,471
ProQuest LLC
Term Loan B, 5.10%, (3M LIBOR + 3.75%), 10/24/21 (b)	2,940	2,975
Regal Cinemas Corp.
Term Loan, 3.35%, (3M LIBOR + 2.00%), 04/01/22 (b)	2,580	2,580
Sally Holdings LLC
Term Loan B-1, 3.88%, (3M LIBOR + 2.50%), 07/05/24 (b)	1,197	1,194
Term Loan B-2, 4.50%, 07/05/24	2,220	2,214
Scientific Games International Inc.
Term Loan B-4, 4.60%, (3M LIBOR + 3.25%), 08/14/24 (b)	969	976
Term Loan B-4, 4.67%, (3M LIBOR + 3.25%), 08/14/24 (b)	3,564	3,591
Seminole Hard Rock Entertainment Inc.
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 05/15/20 (b)	796	800
Serta Simmons Bedding LLC
1st Lien Term Loan, 4.84%, (3M LIBOR + 3.50%), 10/21/23 (b)	3,720	3,396
1st Lien Term Loan, 4.90%, (3M LIBOR + 3.50%), 10/21/23 (b)	1,031	941
ServiceMaster Co.
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 11/08/23 (b)	8,217	8,242
Sinclair Television Group Inc.
Term Loan B-2, 3.60%, (3M LIBOR + 2.25%), 01/06/24 (b)	2,367	2,365
Spin Holdco Inc.
Term Loan B, 5.15%, (3M LIBOR + 3.75%), 11/14/22 (b)	3,701	3,727
SRAM LLC
Incremental Term Loan, 4.63%, (3M LIBOR + 3.25%), 03/15/24 (b)	1,773	1,784
Incremental Term Loan, 4.69%, (3M LIBOR + 3.25%), 03/15/24 (b)	1,120	1,127

See accompanying Notes to Financial Statements.

195

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Incremental Term Loan, 6.75%, (3M Prime Rate + 2.25%), 03/15/24 (b)	48	49
Staples Inc.
Term Loan B, 5.49%, (3M LIBOR + 4.00%), 08/15/24 (b)	2,616	2,562
Station Casinos LLC
Term Loan B, 4.06%, (3M LIBOR + 2.50%), 05/24/23 (b)	6,428	6,436
TI Group Automotive Systems LLC
Term Loan, 4.10%, (3M LIBOR + 2.75%), 06/25/22 (b)	2,872	2,885
Trader Corp.
Term Loan B, 4.69%, (3M LIBOR + 3.00%), 09/28/23 (b)	1,650	1,647
Travelport Finance (Luxembourg) SARL
Term Loan, 4.17%, (3M LIBOR + 2.75%), 09/02/21 (b)	6,966	6,962
Tribune Media Co.
Term Loan, 4.35%, (3M LIBOR + 3.00%), 12/27/20 (b)	264	265
Term Loan C, 4.35%, (3M LIBOR + 3.00%), 01/20/24 (b)	3,296	3,298
Truck Hero Inc.
1st Lien Term Loan, 5.64%, (3M LIBOR + 4.00%), 05/17/24 (b)	3,532	3,531
UFC Holdings LLC
1st Lien Term Loan, 4.81%, (3M LIBOR + 3.25%), 07/22/23 (b)	4,708	4,729
Univision Communications Inc.
Term Loan C-5, 4.10%, (3M LIBOR + 2.75%), 03/15/24 (b)	9,391	9,355
USS Ultimate Holdings Inc.
1st Lien Term Loan, 5.10%, (3M LIBOR + 3.75%), 08/11/24 (b)	399	401
Vivid Seats Ltd.
1st Lien Term Loan, 5.35%, (3M LIBOR + 4.00%), 06/27/24 (b)	2,985	2,983
WASH Multifamily Laundry Systems LLC
1st Lien Term Loan, 4.60%, (3M LIBOR + 3.25%), 05/15/22 (b)	1,867	1,867
WaveDivision Holdings LLC
Term Loan B, 4.14%, (3M LIBOR + 2.75%), 08/08/19 (b)	4,912	4,913
WideOpenWest Finance LLC
Term Loan B, 4.75%, (3M LIBOR + 3.25%), 08/19/23 (b)	8,108	8,025
William Morris Endeavor Entertainment LLC
1st Lien Term Loan, 4.64%, (3M LIBOR + 3.25%), 03/19/21 (b)	6,197	6,221
1st Lien Term Loan, 4.57%, (3M LIBOR + 3.25%), 05/06/21 (b)	15	15
WMG Acquisition Corp.
Term Loan E, 3.64%, (3M LIBOR + 2.25%), 11/01/23 (b)	3,761	3,762
		353,994
Consumer Staples 3.0%
Albertsons LLC
Term Loan B-6, 4.46%, (3M LIBOR + 3.00%), 06/22/23 (b)	2,735	2,676
American Seafoods Group LLC
1st Lien Term Loan, 4.62%, (3M LIBOR + 3.25%), 07/27/23 (b)	270	271
1st Lien Term Loan, 4.70%, (3M LIBOR + 3.25%), 07/27/23 (b)	1,925	1,937
1st Lien Term Loan, 6.75%, (3M Prime Rate + 2.25%), 07/27/23 (b)	116	116
BJ's Wholesale Club Inc.
1st Lien Term Loan, 4.95%, (3M LIBOR + 3.50%), 01/26/24 (b)	5,449	5,357
2nd Lien Term Loan, 8.95%, (3M LIBOR + 7.50%), 01/27/25 (b)	628	612
Coty Inc.
Term Loan B, 3.87%, (1M LIBOR + 2.50%), 10/27/22 (b)	1,051	1,052
Del Monte Foods Inc.
1st Lien Term Loan, 4.70%, (6M LIBOR + 3.25%), 01/26/21 (b)	1,920	1,525
	Shares/Par[1]	Value
1st Lien Term Loan, 6.75%, (US Prime Rate + 2.25%), 01/26/21 (b)	5	4
2nd Lien Term Loan, 9.06%, (6M LIBOR + 7.25%), 07/26/21 (b)	500	234
Diamond (BC) BV
Term Loan , 4.42%, (1M LIBOR + 3.00%), 07/24/24 (b)	3,130	3,132
Dole Food Co. Inc.
Term Loan, 0.00%, (1M LIBOR + 2.75%), 10/25/18 (b) (d)	—	—
Term Loan B, 4.08%, (1M LIBOR + 2.75%), 03/22/24 (b)	82	82
Term Loan B, 4.13%, (1M LIBOR + 2.75%), 03/22/24 (b)	645	647
Term Loan B, 4.26%, (1M LIBOR + 2.75%), 03/22/24 (b)	645	647
Term Loan B, 4.30%, (1M LIBOR + 2.75%), 03/22/24 (b)	645	647
Term Loan B, 6.25%, (1M Prime Rate + 1.75%), 03/22/24 (b)	—	—
Galleria Co.
Term Loan B, 4.38%, (3M LIBOR + 3.00%), 10/21/22 (b)	1,131	1,135
Hearthside Group Holdings LLC
Replacement Term Loan, 4.35%, (3M LIBOR + 3.00%), 06/02/21 (b)	4,027	4,046
Hostess Brands LLC
Term Loan, 3.60%, (3M LIBOR + 2.25%), 08/03/23 (b)	4,004	4,005
JBS USA LLC
Term Loan B, 4.10%, (3M LIBOR + 2.50%), 06/30/24 (b)	4,764	4,677
Pinnacle Foods Finance LLC
Term Loan B, 3.37%, (3M LIBOR + 2.00%), 01/30/24 (b)	567	571
Portillo's Holdings LLC
1st Lien Term Loan, 5.83%, (3M LIBOR + 4.50%), 08/01/21 (b)	2,903	2,932
U.S. Foods Inc.
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 06/27/23 (b)	6,705	6,739
Utz Quality Foods LLC
1st Lien Term Loan, 5.01%, (3M LIBOR + 3.50%), 11/14/24 (b)	2,075	2,089
		45,133
Energy 2.4%
Arctic LNG Carriers Ltd.
Term Loan, 5.85%, (3M LIBOR + 4.50%), 04/21/23 (b)	2,119	2,134
Chief Exploration & Development LLC
2nd Lien Term Loan, 7.96%, (1M LIBOR + 6.50%), 05/12/21 (b)	700	687
Emerald Performance Materials LLC
2nd Lien Term Loan, 9.10%, (1M LIBOR + 7.75%), 07/23/22 (b)	900	897
ExGen Renewables IV LLC
Term Loan B, 4.47%, (1M LIBOR + 3.00%), 11/15/24 (b)	830	838
Fieldwood Energy LLC
Term Loan, 0.00%, (3M LIBOR + 2.88%), 09/28/18 (b) (d)	—	—
Floatel International Ltd.
Term Loan B, 6.33%, (3M LIBOR + 5.00%), 05/22/20 (b)	2,887	2,190
Foresight Energy LLC
1st Lien Term Loan, 7.08%, (1M LIBOR + 5.75%), 03/16/22 (b)	1,373	1,285
Medallion Midland Acquisition LLC
1st Lien Term Loan, 4.56%, (3M LIBOR + 3.25%), 10/31/24 (b)	3,062	3,066
MEG Energy Corp.
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 12/31/23 (b)	3,230	3,232
Ocean Rig UDW Inc.
Term Loan, 8.00%, (3M Fixed + 8.00%), 09/20/24 (b)	650	656

See accompanying Notes to Financial Statements.

196

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Quicksilver Resources Inc.
2nd Lien Term Loan, 0.00%, 06/21/19 (e) (f) (g) (h)	3,292	33
Seadrill Partners Finco LLC
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 02/12/21 (b)	4,621	3,720
Summit Midstream Partners Holdings LLC
Term Loan B, 7.35%, (3M LIBOR + 6.00%), 05/15/22 (b)	2,144	2,178
Talen Energy Supply LLC
Term Loan B-1, 5.35%, (3M LIBOR + 4.00%), 07/15/23 (b)	3,960	3,984
TEX Operations Co. LLC
Term Loan B, 3.83%, (3M LIBOR + 2.50%), 08/04/23 (b)	1,134	1,140
Term Loan C, 3.83%, (3M LIBOR + 2.50%), 08/04/23 (b)	980	985
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 08/04/23 (b)	4,396	4,418
Traverse Midstream Partners LLC
Term Loan, 5.33%, (3M LIBOR + 4.00%), 09/22/24 (b)	1,574	1,594
Ultra Resources Inc.
1st Lien Term Loan, 4.41%, (3M LIBOR + 3.00%), 04/14/24 (b)	3,237	3,229
		36,266
Financials 9.2%
Acrisure LLC
Term Loan B, 5.65%, (3M LIBOR + 4.25%), 11/22/23 (b)	4,074	4,110
AlixPartners LLP
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 03/28/24 (b)	4,709	4,731
Alliant Holdings I Inc.
Term Loan B, 4.80%, (3M LIBOR + 3.25%), 07/27/22 (b)	7,003	7,029
Alpha 3 BV
Term Loan B-1, 4.33%, (3M LIBOR + 3.00%), 01/31/24 (b)	1,493	1,501
Altice Financing SA
Term Loan B, 4.11%, (3M LIBOR + 2.75%), 07/31/25 (b)	2,607	2,550
1st Lien Term Loan, 4.11%, (3M LIBOR + 2.75%), 01/06/26 (b)	1,216	1,189
Altice US Finance I Corp.
Term Loan, 3.60%, (3M LIBOR + 2.25%), 07/15/25 (b)	1,739	1,730
AmWINS Group Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/19/24 (b)	2,641	2,648
Term Loan B, 4.18%, (3M LIBOR + 2.75%), 01/19/24 (b)	1,071	1,074
AssuredPartners Inc.
1st Lien Term Loan, 4.85%, (3M LIBOR + 3.50%), 10/22/24 (b)	4,529	4,555
Asurion LLC
Term Loan B-4, 4.10%, (3M LIBOR + 2.75%), 08/04/22 (b)	6,539	6,569
Term Loan B-5, 4.35%, (3M LIBOR + 3.00%), 11/03/23 (b)	5,363	5,387
2nd Lien Term Loan, 7.35%, (3M LIBOR + 6.00%), 08/04/25 (b)	750	770
Auris Luxembourg III SARL
Term Loan B-7, 4.33%, (3M LIBOR + 3.00%), 01/17/22 (b)	2,626	2,644
Avolon (Luxembourg) SARL
Term Loan B-2, 0.00%, (3M LIBOR + 2.25%), 02/01/22 (b) (d)	5,000	4,960
Term Loan B-2, 3.75%, (3M LIBOR + 2.25%), 01/20/23 (b)	2,463	2,443
BCP Renaissance Parent LLC
Term Loan B, 5.38%, (3M LIBOR + 4.00%), 09/20/24 (b)	544	550
DTZ US Borrower LLC
1st Lien Term Loan, 0.00%, (3M LIBOR + 3.25%), 11/04/21 (b) (d)	—	—
1st Lien Term Loan, 4.58%, (3M LIBOR + 3.25%), 11/04/21 (b)	296	292
	Shares/Par[1]	Value
1st Lien Term Loan, 4.63%, (3M LIBOR + 3.25%), 11/04/21 (b)	2,298	2,266
1st Lien Term Loan, 4.73%, (3M LIBOR + 3.25%), 11/04/21 (b)	5,114	5,042
Duff & Phelps Corp.
1st Lien Term Loan, 4.61%, (3M LIBOR + 3.25%), 10/05/24 (b)	1,230	1,232
Term Loan B, 0.00%, (1M LIBOR + 3.25%), 12/04/24 (b) (d)	1,245	1,247
Encapsys LLC
1st Lien Term Loan, 4.58%, (3M LIBOR + 3.25%), 10/27/24 (b)	830	833
FinCo I LLC
Term Loan B, 2.75%, (1M LIBOR + 2.75%), 06/11/22 (b)	1,874	1,893
First American Payment Systems LP
Term Loan, 7.14%, (1M LIBOR + 5.75%), 01/02/24 (b) (f)	2,354	2,360
Guggenheim Partners LLC
Term Loan, 4.10%, (3M LIBOR + 2.75%), 07/22/23 (b)	2,483	2,479
Harbourvest Partners LLC
Term Loan, 3.86%, (1M LIBOR + 2.50%), 02/04/21 (b)	888	887
HUB International Ltd.
Term Loan B, 4.35%, (1M LIBOR + 3.00%), 09/17/20 (b)	22	22
Term Loan B, 4.41%, (1M LIBOR + 3.00%), 09/17/20 (b)	8,445	8,480
Ineos US Finance LLC
Term Loan B, 3.35%, (3M LIBOR + 2.00%), 03/31/24 (b)	3,735	3,735
ION Trading Technologies SARL
Term Loan B, 4.13%, (3M LIBOR + 2.75%), 11/15/24 (b)	4,150	4,150
Jane Street Group LLC
Term Loan B, 5.88%, (3M LIBOR + 4.50%), 08/03/22 (b)	1,170	1,184
Term Loan B, 5.81%, (3M LIBOR + 4.50%), 08/25/22 (b)	15	15
Level 3 Financing Inc.
Term Loan B, 3.70%, (3M LIBOR + 2.25%), 02/16/24 (b)	9,750	9,750
LPL Holdings Inc.
1st Lien Term Loan B, 3.73%, (3M LIBOR + 2.25%), 09/23/24 (b)	1,616	1,622
1st Lien Term Loan B, 3.89%, (3M LIBOR + 2.25%), 09/23/24 (b)	1,616	1,622
NFP Corp.
Term Loan B, 4.85%, (3M LIBOR + 3.50%), 01/06/24 (b)	5,973	5,999
SolarWinds Holdings Inc.
Term Loan, 4.85%, (3M LIBOR + 3.50%), 02/05/23 (b)	2,228	2,234
Solera LLC
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 03/03/23 (b)	4,455	4,481
Telenet International Finance SARL
Term Loan AL, 3.92%, (3M LIBOR + 2.50%), 03/01/26 (b)	3,500	3,509
TKC Holdings Inc.
1st Lien Term Loan, 5.60%, (3M LIBOR + 4.25%), 02/08/23 (b)	—	—
1st Lien Term Loan, 5.67%, (3M LIBOR + 4.25%), 02/08/23 (b)	2,980	3,000
Unitymedia Finance LLC
Term Loan B, 3.73%, (3M LIBOR + 2.25%), 09/30/25 (b)	2,880	2,881
UPC Financing Partnership
Term Loan AR, 3.98%, (3M LIBOR + 2.50%), 01/15/26 (b)	6,300	6,295
Veritas Bermuda Ltd.
Term Loan B, 5.83%, (3M LIBOR + 4.50%), 01/27/23 (b)	1,838	1,841
VICI Properties 1 LLC
Replacement Term Loan B, 0.00%, (3M LIBOR + 2.25%), 12/15/24 (b) (d)	3,000	3,000
		136,791

See accompanying Notes to Financial Statements.

197

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Health Care 12.3%
Acadia HealthCare Co. Inc.
Term Loan B-1, 4.10%, (3M LIBOR + 2.75%), 02/11/22 (b)	1,975	1,984
Term Loan B-2, 4.14%, (3M LIBOR + 2.75%), 02/16/23 (b)	561	564
ADMI Corp.
Term Loan B, 5.08%, (3M LIBOR + 3.75%), 04/29/22 (b)	318	321
Term Loan B, 5.13%, (3M LIBOR + 3.75%), 04/29/22 (b)	1,630	1,643
Term Loan B, 5.23%, (3M LIBOR + 3.75%), 04/29/22 (b)	779	786
Air Medical Group Holdings Inc.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 04/14/22 (b)	4,544	4,523
Term Loan B-1, 5.67%, (3M LIBOR + 4.00%), 04/28/22 (b)	2,892	2,890
Air Methods Corp.
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 04/12/24 (b)	5,559	5,547
Akorn Inc.
Term Loan B, 5.63%, (1M LIBOR + 4.25%), 04/16/21 (b)	2,386	2,392
Alliance Healthcare Services Inc.
Term Loan B, 5.88%, (3M LIBOR + 4.50%), 10/20/23 (b)	2,490	2,509
Alphabet Holding Co. Inc.
1st Lien Term Loan, 4.83%, (3M LIBOR + 3.50%), 08/15/24 (b)	5,817	5,621
Alvogen Pharma US Inc.
Term Loan, 6.35%, (3M LIBOR + 5.00%), 04/01/22 (b)	1,374	1,362
Amneal Pharmaceuticals LLC
Term Loan, 4.83%, (3M LIBOR + 3.50%), 11/01/19 (b)	4,647	4,662
ATI Holdings Acquisition Inc.
Term Loan, 4.85%, (3M LIBOR + 3.50%), 05/10/23 - 05/15/23 (b)	3,552	3,579
BPA Laboratories Inc.
1st Lien Term Loan, 3.81%, (3M LIBOR + 2.50%), 04/29/20 (b) (e)	1,028	1,013
2nd Lien Term Loan, 3.81%, (3M LIBOR + 2.50%), 04/29/20 (b) (e) (f)	894	876
Catalent Pharma Solutions Inc.
Term Loan B, 3.60%, (1M LIBOR + 2.25%), 05/08/21 (b)	2,649	2,656
Change Healthcare Holdings Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 - 02/03/24 (b)	3,970	3,974
CHG Healthcare Services Inc.
Term Loan, 4.56%, (1M LIBOR + 3.25%), 06/07/23 (b)	9	9
Term Loan, 4.63%, (1M LIBOR + 3.25%), 06/07/23 (b)	3,659	3,685
Community Health Systems Inc.
Term Loan G, 4.23%, (1M LIBOR + 2.75%), 12/14/19 (b)	4,828	4,669
Term Loan H, 4.48%, (3M LIBOR + 3.00%), 01/27/21 (b)	4,900	4,669
Concentra Inc.
1st Lien Term Loan, 4.49%, (3M LIBOR + 3.00%), 05/09/22 (b)	3,279	3,294
1st Lien Term Loan, 6.50%, (US Prime Rate + 2.00%), 05/09/22 (b)	1	1
DaVita HealthCare Partners Inc.
Term Loan B, 4.10%, (1M LIBOR + 2.75%), 06/20/21 (b)	2,523	2,543
DJO Finance LLC
Term Loan , 4.60%, (3M LIBOR + 3.25%), 06/24/20 (b)	1,846	1,818
Term Loan , 4.58%, (3M LIBOR + 3.25%), 06/27/20 (b)	1,889	1,861
Endo Luxembourg Finance Co. I SARL
Term Loan B, 5.63%, (3M LIBOR + 4.25%), 04/12/24 (b)	5,703	5,732
	Shares/Par[1]	Value
Envision Healthcare Corp.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 11/17/23 (b)	9,904	9,924
ExamWorks Group Inc.
Term Loan, 4.60%, (1M LIBOR + 3.25%), 07/27/23 (b)	2,673	2,688
Genoa a QoL Healthcare Co. LLC
1st Lien Term Loan, 4.60%, (3M LIBOR + 3.25%), 10/28/23 (b)	3,706	3,726
GHX Ultimate Parent Corp.
1st Lien Term Loan, 4.58%, (3M LIBOR + 3.25%), 06/24/24 (b)	2,945	2,954
Greatbatch Ltd.
1st Lien Term Loan B, 4.66%, (3M LIBOR + 3.25%), 10/27/22 (b)	4,708	4,742
Greenway Health LLC
1st Lien Term Loan, 5.58%, (3M LIBOR + 4.25%), 02/15/24 (b)	373	374
HCA Inc.
Term Loan B-9, 3.35%, (3M LIBOR + 2.00%), 03/17/23 (b)	3,962	3,977
Term Loan B-8, 3.60%, (3M LIBOR + 2.25%), 02/15/24 (b)	441	444
Iasis Healthcare LLC
Term Loan, 0.00%, (3M LIBOR + 4.00%), 02/17/21 (b) (d) (f)	—	—
Jaguar Holding Co. II
Term Loan, 4.08%, (3M LIBOR + 2.75%), 08/18/22 (b)	3,637	3,640
Term Loan, 4.10%, (3M LIBOR + 2.75%), 08/18/22 (b)	3,283	3,286
Kindred Healthcare Inc.
Term Loan, 4.88%, (3M LIBOR + 3.50%), 04/09/21 (b)	4,838	4,850
Kinetic Concepts Inc.
Term Loan B, 4.58%, (3M LIBOR + 3.25%), 01/30/24 (b)	5,597	5,567
Mallinckrodt International Finance SA
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 09/24/24 (b)	5,119	5,107
MMM Holdings Inc.
Term Loan, 10.32%, (3M LIBOR + 8.75%), 06/30/19 (b)	538	515
MPH Acquisition Holdings LLC
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 06/07/23 (b)	8,103	8,114
MSO of Puerto Rico Inc.
Term Loan, 10.32%, (3M LIBOR + 8.75%), 06/30/19 (b)	391	375
Ortho-Clinical Diagnostics SA
Term Loan B, 5.08%, (3M LIBOR + 3.75%), 06/30/21 (b)	8,627	8,639
Parexel International Corp.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 08/06/24 (b)	3,392	3,405
PharMerica Corp.
1st Lien Term Loan, 4.90%, (3M LIBOR + 3.50%), 09/25/24 (b)	1,884	1,892
Prestige Brands Inc.
Term Loan B-5, 4.10%, (3M LIBOR + 2.75%), 01/20/24 (b)	1,652	1,661
RadNet Inc.
Term Loan, 5.11%, (3M LIBOR + 3.75%), 06/30/23 (b)	2,306	2,338
Term Loan, 7.25%, (3M LIBOR + 3.75%), 06/30/23 (b)	32	32
Select Medical Corp.
Term Loan B, 4.85%, (3M LIBOR + 3.50%), 02/13/24 (b)	5,953	6,005
Term Loan B, 7.00%, (US Prime Rate + 2.50%), 02/13/24 (b)	2	2
Surgery Center Holdings Inc.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 06/18/24 (b)	4,169	4,120
Team Health Holdings Inc.
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 01/12/24 (b)	8,536	8,306

See accompanying Notes to Financial Statements.

198

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
U.S. Anesthesia Partners Inc.
Term Loan, 4.60%, (3M LIBOR + 3.25%), 06/16/24 (b)	2,482	2,488
U.S. Renal Care Inc.
Term Loan B, 5.58%, (3M LIBOR + 4.25%), 11/17/22 (b)	5,233	5,150
Valeant Pharmaceuticals International Inc.
Term Loan B, 4.94%, (3M LIBOR + 3.50%), 03/13/22 (b)	1,645	1,667
Vizient Inc.
Term Loan B, 4.85%, (3M LIBOR + 3.50%), 02/13/23 (b)	2,045	2,051
		183,222
Industrials 12.0%
Accudyne Industries LLC
Term Loan, 5.08%, (3M LIBOR + 3.75%), 08/02/24 (b)	3,611	3,634
Advanced Disposal Services Inc.
Term Loan B-3, 3.71%, (3M LIBOR + 2.25%), 11/10/23 (b)	5,405	5,415
AI Mistral Holdco Ltd.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 01/26/24 (b)	2,233	2,220
Air Canada
Term Loan B, 3.74%, (3M LIBOR + 2.25%), 10/06/23 (b)	2,693	2,706
Allflex Holdings III Inc.
1st Lien Term Loan, 4.71%, (6M LIBOR + 3.25%), 06/15/20 (b)	3,664	3,681
American Airlines Inc.
Term Loan B, 3.55%, (3M LIBOR + 2.00%), 06/26/20 (b)	4,802	4,803
Term Loan B, 3.35%, (3M LIBOR + 2.00%), 04/28/23 (b)	1,782	1,780
Incremental Term Loan, 3.48%, (3M LIBOR + 2.00%), 12/14/23 (b)	2,842	2,837
Brand Energy & Infrastructure Services Inc.
Term Loan, 5.61%, (3M LIBOR + 4.25%), 06/16/24 (b)	4,387	4,402
Term Loan, 5.63%, (3M LIBOR + 4.25%), 06/16/24 (b)	836	839
Brickman Group Ltd. LLC
1st Lien Term Loan, 4.31%, (1M LIBOR + 3.00%), 12/15/20 (b)	13	13
1st Lien Term Loan, 4.38%, (1M LIBOR + 3.00%), 12/15/20 (b)	2,613	2,625
1st Lien Term Loan, 4.49%, (1M LIBOR + 3.00%), 12/15/20 (b)	2,119	2,128
Builders FirstSource Inc.
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 02/29/24 (b)	3,549	3,561
Clark Equipment Co.
Term Loan B, 3.83%, (1M LIBOR + 2.50%), 05/10/24 (b)	1,304	1,308
Cortes NP Acquisition Corp.
Term Loan B, 5.06%, (3M LIBOR + 4.00%), 11/30/23 (b)	425	424
Term Loan B, 5.35%, (3M LIBOR + 4.00%), 11/30/23 (b)	5,315	5,306
DAE Aviation Holdings Inc.
1st Lien Term Loan, 5.10%, (3M LIBOR + 3.75%), 06/25/22 (b)	4,809	4,841
Element Materials Technology Group US Holdings Inc.
Term Loan B, 4.83%, (1M LIBOR + 3.50%), 06/28/24 - 06/29/24 (b)	710	712
Emerald Expositions Holding Inc.
Term Loan B, 4.42%, (3M LIBOR + 2.75%), 05/22/24 (b)	706	710
Engineered Machinery Holdings Inc.
1st Lien Delayed Draw Term Loan, 4.58%, (1M LIBOR + 3.25%), 07/24/18 (b)	266	266
1st Lien Term Loan, 4.56%, (3M LIBOR + 3.25%), 07/25/24 (b)	2,044	2,044
EWT Holdings III Corp.
Term Loan, 4.50%, (1M LIBOR + 3.00%), 12/13/24 (b)	2,347	2,355
	Shares/Par[1]	Value
EXC Holdings III Corp.
1st Lien Term Loan, 5.16%, (1M LIBOR + 3.50%), 11/16/24 (b)	415	418
Filtration Group Corp.
1st Lien Term Loan, 4.38%, (1Y LIBOR + 3.00%), 11/14/20 (b)	7,176	7,230
Gardner Denver Inc.
Term Loan B, 4.08%, (1M LIBOR + 2.75%), 07/30/24 (b)	5,790	5,806
Gates Global LLC
Term Loan B, 4.69%, (3M LIBOR + 3.00%), 04/01/24 (b)	6,554	6,586
Generac Power Systems Inc.
1st Lien Term Loan B, 3.41%, (3M LIBOR + 2.00%), 05/31/23 (b)	3,396	3,402
Harbor Freight Tools USA Inc.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 08/16/23 (b)	3,944	3,968
Harsco Corp.
Term Loan B, 4.38%, (3M LIBOR + 3.00%), 12/06/24 (b)	4,448	4,498
Husky Injection Molding Systems Ltd.
1st Lien Term Loan, 4.60%, (1M LIBOR + 3.25%), 06/25/21 (b)	4,516	4,534
KAR Auction Services Inc.
Term Loan B-5, 3.88%, (3M LIBOR + 2.50%), 03/06/23 (b)	1,736	1,745
Kenan Advantage Group Inc.
Term Loan, 4.35%, (1M LIBOR + 3.00%), 07/22/22 (b)	2,722	2,728
Term Loan B, 4.35%, (1M LIBOR + 3.00%), 07/31/22 (b)	602	603
Milacron LLC
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 09/23/23 (b)	2,970	2,971
Navistar International Corp.
1st Lien Term Loan B, 4.90%, (3M LIBOR + 3.50%), 11/01/24 (b)	4,150	4,162
North American Lifting Holdings Inc.
1st Lien Term Loan, 5.83%, (3M LIBOR + 4.50%), 11/27/20 (b)	1,592	1,479
OSG Bulk Ships Inc.
Term Loan, 5.65%, (3M LIBOR + 4.25%), 07/22/19 (b) (f)	2,318	2,231
Paragon Offshore Finance Co.
Term Loan B, 2.35%, (3M LIBOR + 1.00%), 07/18/22 (b)	74	63
Pike Corp.
Replacement Term Loan, 4.85%, (3M LIBOR + 3.50%), 09/20/24 (b)	1,742	1,765
Ply Gem Industries Inc.
Term Loan, 4.33%, (3M LIBOR + 3.00%), 01/30/21 (b)	497	500
PODS LLC
Term Loan B, 4.40%, (1M LIBOR + 3.00%), 11/20/24 (b)	1,660	1,668
Prime Security Services Borrower LLC
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 05/02/22 (b)	8,758	8,817
Rexnord LLC
Term Loan B, 3.80%, (3M LIBOR + 2.25%), 08/21/24 (b)	4,911	4,929
Sedgwick Claims Management Services Inc.
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 02/11/21 (b)	4,808	4,803
Southwire Co.
Term Loan, 3.93%, (1M LIBOR + 2.50%), 02/11/21 (b)	2,849	2,857
Tempo Acquisition LLC
Term Loan, 4.35%, (3M LIBOR + 3.00%), 04/20/24 (b)	10,385	10,342
Terex Corp.
Term Loan, 3.58%, (3M LIBOR + 2.25%), 01/31/24 (b)	744	747
Trans Union LLC
Term Loan B-3, 3.35%, (3M LIBOR + 2.00%), 04/09/23 (b)	4,826	4,842

See accompanying Notes to Financial Statements.

199

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
TransDigm Inc.
Term Loan E, 4.10%, (3M LIBOR + 2.75%), 05/13/22 (b)	2,045	2,050
Term Loan G, 4.33%, (3M LIBOR + 3.00%), 08/22/24 (b)	1,015	1,019
Term Loan G, 4.35%, (3M LIBOR + 3.00%), 08/22/24 (b)	3,577	3,592
U.S. Security Associates Holdings Inc.
Term Loan, 5.33%, (3M LIBOR + 4.00%), 07/26/23 (b)	766	774
United Airlines Inc.
Term Loan, 3.38%, (3M LIBOR + 2.00%), 04/01/24 (b)	1,449	1,452
USI Inc.
Term Loan, 4.35%, (3M LIBOR + 3.00%), 05/16/24 (b)	4,638	4,629
USIC Holdings Inc.
Term Loan B, 5.00%, (3M LIBOR + 3.50%), 12/09/23 (b)	4,717	4,740
VC GB Holdings Inc.
1st Lien Term Loan, 4.60%, (3M LIBOR + 3.25%), 02/28/24 (b)	2,234	2,245
Ventia Deco LLC
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 05/21/22 (b) (f)	1,655	1,672
West Corp.
Term Loan, 5.35%, (3M LIBOR + 4.00%), 10/03/24 (b)	4,026	4,034
		178,511
Information Technology 10.0%
Abacus Innovations Corp.
Term Loan B, 3.38%, (3M LIBOR + 2.00%), 06/09/23 (b)	1,782	1,796
Almonde Inc.
1st Lien Term Loan, 4.98%, (3M LIBOR + 3.50%), 04/26/24 (b)	8,661	8,683
2nd Lien Term Loan, 8.73%, (3M LIBOR + 7.25%), 04/27/25 (b)	1,940	1,940
Ancestry.com Operations Inc.
1st Lien Term Loan, 4.66%, (1M LIBOR + 3.25%), 10/19/23 (b)	7,760	7,791
Applied Systems Inc.
1st Lien Term Loan, 6.75%, (3M LIBOR + 3.25%), 09/06/24 (b)	1,197	1,209
Ascend Learning LLC
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 06/29/24 (b)	748	752
Avast Software BV
Term Loan B, 4.06%, (3M LIBOR + 2.75%), 09/30/23 (b)	1,711	1,722
BMC Software Finance Inc.
1st Lien Term Loan, 4.76%, (3M LIBOR + 3.25%), 09/10/22 (b)	4,025	4,026
CDW LLC
Term Loan B, 3.34%, (1M LIBOR + 2.00%), 08/17/23 (b)	2,756	2,774
Colorado Buyer Inc.
Term Loan B, 4.38%, (1M LIBOR + 3.00%), 03/15/24 (b)	2,925	2,942
CommScope Inc.
Term Loan B-5, 3.38%, (3M LIBOR + 2.00%), 05/27/22 (b)	1,879	1,887
Cvent Inc.
1st Lien Term Loan, 5.10%, (3M LIBOR + 3.75%), 11/30/24 (b)	2,490	2,490
Cypress Intermediate Holdings III Inc.
1st Lien Term Loan, 4.35%, (1M LIBOR + 3.00%), 03/30/24 (b)	3,269	3,272
Cypress Semiconductor Corp.
Term Loan B, 4.26%, (1M LIBOR + 2.75%), 06/15/21 (b)	1,688	1,701
Dell Inc.
Term Loan, 3.35%, (1M LIBOR + 2.50%), 09/07/23 (b)	7,170	7,164
DigiCert Inc.
Term Loan B-1, 6.13%, (3M LIBOR + 4.75%), 09/19/24 (b)	2,260	2,287
	Shares/Par[1]	Value
DTI Holdco Inc.
Term Loan B, 6.63%, (3M LIBOR + 5.25%), 09/30/23 (b)	2,666	2,656
EVO Payments International LLC
1st Lien Term Loan, 5.57%, (3M LIBOR + 4.00%), 12/08/23 (b)	2,978	2,997
First Data Corp.
Term Loan, 3.80%, (1M LIBOR + 2.25%), 07/08/22 - 04/26/24 (b)	12,226	12,229
GoDaddy Operating Co. LLC
Term Loan, 3.82%, (3M LIBOR + 2.25%), 02/15/24 (b)	5,231	5,242
GTT Communications Inc.
Term Loan B, 4.62%, (3M LIBOR + 3.25%), 01/15/24 (b)	653	657
Infor US Inc.
Term Loan B-6, 4.08%, (3M LIBOR + 2.75%), 02/07/22 (b)	5,250	5,267
Kronos Inc.
Term Loan B, 4.90%, (3M LIBOR + 3.50%), 11/01/23 (b)	5,544	5,578
M/A-COM Technology Solutions Holdings Inc.
Term Loan, 3.80%, (3M LIBOR + 2.25%), 05/19/24 (b)	978	974
MA FinanceCo LLC
Term Loan B-3, 4.06%, (3M LIBOR + 2.75%), 04/19/24 (b)	458	458
McAfee LLC
Term Loan B, 5.83%, (3M LIBOR + 4.50%), 09/20/24 (b)	2,484	2,474
Micron Technology Inc.
Term Loan, 3.39%, (3M LIBOR + 2.00%), 04/26/22 (b)	1,383	1,394
NAB Holdings LLC
Term Loan, 4.58%, (3M LIBOR + 3.25%), 06/14/24 (b)	2,229	2,233
NeuStar Inc.
Term Loan B-1, 4.65%, (3M LIBOR + 3.25%), 08/31/19 (b)	617	626
Term Loan B-2, 5.15%, (3M LIBOR + 3.75%), 02/28/24 (b)	3,000	3,024
ON Semiconductor Corp.
1st Lien Term Loan, 3.35%, (3M LIBOR + 2.00%), 03/31/23 (b)	2,830	2,842
Presidio Inc.
Term Loan B, 4.58%, (3M LIBOR + 3.25%), 02/02/22 (b)	1,986	1,991
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 02/02/22 (b)	17	17
PSAV Holdings LLC
Term Loan B, 4.85%, (3M LIBOR + 3.50%), 04/27/24 (b)	1,525	1,539
Term Loan B, 4.88%, (3M LIBOR + 3.50%), 04/27/24 (b)	1,589	1,603
Rackspace Hosting Inc.
Incremental 1st Lien Term Loan, 4.38%, (1M LIBOR + 3.00%), 11/03/23 (b)	9,363	9,353
Riverbed Technology Inc.
Term Loan, 4.60%, (3M LIBOR + 3.25%), 04/22/22 (b)	2,174	2,138
Rovi Solutions Corp.
Term Loan B, 3.85%, (1M LIBOR + 2.50%), 07/02/21 (b)	2,413	2,424
Sabre GLBL Inc.
Incremental Term Loan B, 3.60%, (3M LIBOR + 2.25%), 02/22/24 (b)	2,995	3,009
Seattle Spinco Inc.
Term Loan B-3, 4.06%, (3M LIBOR + 2.75%), 04/19/24 (b)	3,092	3,092
Sirius Computer Solutions Inc.
Term Loan, 5.60%, (3M LIBOR + 4.25%), 10/30/22 (b)	810	813
Skillsoft Corp.
1st Lien Term Loan, 6.10%, (1M LIBOR + 4.75%), 04/22/21 (b)	2,086	2,004
2nd Lien Term Loan, 9.60%, (6M LIBOR + 8.25%), 04/22/22 (b)	549	485

See accompanying Notes to Financial Statements.

200

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
2nd Lien Term Loan, 9.60%, (1M LIBOR + 8.25%), 04/22/22 (b)	451	399
Sophia LP
Term Loan B, 4.58%, (1M LIBOR + 3.25%), 09/30/22 (b)	2,835	2,836
SS&C Technologies Inc.
Term Loan B-1, 3.60%, (3M LIBOR + 2.25%), 07/08/22 (b)	2,503	2,520
Term Loan B-2, 3.60%, (3M LIBOR + 2.25%), 07/08/22 (b)	47	47
SurveyMonkey Inc.
Term Loan, 5.84%, (3M LIBOR + 4.50%), 04/06/24 (b) (f)	2,811	2,825
VF Holding Corp.
Term Loan, 4.60%, (3M LIBOR + 3.25%), 06/30/23 (b)	1,107	1,115
Western Digital Corp.
Term Loan B-3, 3.31%, (3M LIBOR + 2.00%), 04/29/23 (b)	6,501	6,523
WEX Inc.
Term Loan B-2, 4.10%, (3M LIBOR + 2.75%), 06/30/24 (b)	2,660	2,669
		148,489
Materials 10.4%
A. Schulman Inc.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 05/11/22 (b)	31	31
Term Loan B, 4.65%, (3M LIBOR + 3.25%), 05/11/22 (b)	356	357
Allnex (Luxembourg) & Cy SCA
Term Loan B-2, 4.71%, (3M LIBOR + 3.25%), 06/02/23 (b)	507	510
Allnex USA Inc.
Term Loan B-3, 4.71%, (3M LIBOR + 3.25%), 06/02/23 (b)	382	384
American Builders & Contractors Supply Co. Inc.
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 10/31/23 (b)	2,831	2,841
Anchor Glass Container Corp.
1st Lien Term Loan, 4.10%, (1M LIBOR + 2.75%), 12/07/23 (b)	843	843
1st Lien Term Loan, 4.18%, (1M LIBOR + 2.75%), 12/07/23 (b)	1,385	1,384
ASP Chromaflo Dutch I BV
Term Loan B-2, 5.35%, (3M LIBOR + 4.00%), 11/03/23 (b)	126	126
ASP Chromaflo Intermediate Holdings Inc.
Term Loan B-1, 5.35%, (3M LIBOR + 4.00%), 11/03/23 (b)	97	97
Avantor Inc.
1st Lien Term Loan, 5.51%, (3M LIBOR + 4.00%), 09/22/24 (b)	2,490	2,500
Berlin Packaging LLC
Term Loan B, 4.59%, (3M LIBOR + 3.25%), 11/22/21 (b)	1,752	1,762
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 11/22/21 (b)	723	727
Term Loan B, 4.62%, (3M LIBOR + 3.25%), 11/22/21 (b)	2,227	2,240
Berry Plastics Group Inc.
Term Loan O, 3.41%, (3M LIBOR + 2.00%), 02/08/20 (b)	3,891	3,905
BWAY Holding Co.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 04/03/24 (b)	8,746	8,777
Caraustar Industries Inc.
Term Loan B, 6.83%, (3M LIBOR + 5.50%), 03/09/22 (b)	2,978	2,984
Chemours Co.
Term Loan B, 3.85%, (1M LIBOR + 2.50%), 05/12/22 (b)	1,932	1,946
Consolidated Container Co. LLC
1st Lien Term Loan, 4.85%, (1M LIBOR + 3.50%), 05/10/24 (b)	3,187	3,198
Emerald Performance Materials LLC
1st Lien Term Loan, 4.85%, (1M LIBOR + 3.50%), 07/23/21 (b)	1,632	1,644
	Shares/Par[1]	Value
Flex Acquisition Co. Inc.
1st Lien Term Loan, 4.34%, (3M LIBOR + 3.00%), 12/15/23 (b)	5,990	6,016
Flint Group GmbH
Term Loan C, 4.30%, (3M LIBOR + 3.00%), 05/03/21 (b)	1	1
Term Loan C, 4.36%, (3M LIBOR + 3.00%), 09/07/21 (b)	479	417
Flint Group US LLC
1st Lien Term Loan B-2, 4.30%, (3M LIBOR + 3.00%), 09/07/21 (b)	8	7
Term Loan B-8, 4.30%, (1M LIBOR + 3.00%), 09/07/21 (b)	3	2
1st Lien Term Loan B-2, 4.36%, (3M LIBOR + 3.00%), 09/07/21 (b)	2,898	2,520
Term Loan B-8, 4.36%, (1M LIBOR + 3.00%), 09/07/21 (b)	990	861
Gemini HDPE LLC
Term Loan B, 3.88%, (3M LIBOR + 2.50%), 08/04/24 (b)	3,639	3,642
H.B. Fuller Co.
Term Loan B, 3.75%, (3M LIBOR + 2.25%), 10/11/24 (b)	1,995	2,000
Houghton International Inc.
Term Loan B, 4.58%, (1M LIBOR + 3.25%), 12/13/19 (b)	2,185	2,185
2nd Lien Term Loan, 9.83%, (3M LIBOR + 8.50%), 12/20/20 (b)	1,000	1,000
ICSH Inc.
1st Lien Term Loan, 5.37%, (3M LIBOR + 4.00%), 04/26/24 (b) (f)	1,799	1,804
Klockner-Pentaplast of America Inc.
Term Loan B-2, 5.58%, (3M LIBOR + 4.25%), 06/30/22 (b)	3,651	3,683
Kraton Polymers LLC
Term Loan, 4.35%, (3M LIBOR + 3.00%), 01/06/22 (b)	2,922	2,950
MacDermid Inc.
Term Loan B-7, 3.85%, (3M LIBOR + 2.50%), 06/07/20 (b)	1,071	1,078
Term Loan B-6, 4.35%, (3M LIBOR + 3.00%), 06/07/23 (b)	4,299	4,319
Nexeo Solutions LLC
Term Loan, 4.58%, (3M LIBOR + 3.25%), 06/09/23 (b)	2,283	2,291
Term Loan, 4.63%, (3M LIBOR + 3.25%), 06/09/23 (b)	1,165	1,169
Onex TSG Holdings II Corp.
1st Lien Term Loan, 5.35%, (3M LIBOR + 4.00%), 07/31/22 (b) (f)	1,779	1,752
PPC Industries Inc.
1st Lien Term Loan, 4.83%, (3M LIBOR + 3.50%), 04/17/24 (b)	2,245	2,242
PQ Corp.
Term Loan, 4.63%, (3M LIBOR + 3.25%), 11/04/22 (b)	2,732	2,752
Proampac PG Borrower LLC
1st Lien Term Loan, 4.88%, (3M LIBOR + 3.50%), 11/18/23 (b)	528	532
1st Lien Term Loan, 4.91%, (3M LIBOR + 3.50%), 11/18/23 (b)	201	203
1st Lien Term Loan, 4.94%, (3M LIBOR + 3.50%), 11/18/23 (b)	678	683
1st Lien Term Loan, 5.00%, (3M LIBOR + 3.50%), 11/18/23 (b)	1,060	1,067
1st Lien Term Loan, 7.00%, (3M Prime Rate + 2.50%), 11/18/23 (b)	6	6
Quikrete Holdings Inc.
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 11/03/23 (b)	9,202	9,213
Rexnord LLC
Term Loan B, 0.00%, (3M LIBOR + 2.75%), 08/21/23 (b) (d)	—	—
Reynolds Group Holdings Inc.
Term Loan, 4.10%, (3M LIBOR + 2.75%), 02/05/23 (b)	13,504	13,560

See accompanying Notes to Financial Statements.

201

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
SIG Combibloc US Acquisition Inc.
Term Loan, 4.35%, (1M LIBOR + 3.00%), 02/03/22 (b)	5,628	5,649
Signode Industrial Group US Inc.
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 05/08/21 (b)	3,174	3,176
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 05/08/21 (b)	3,428	3,429
Solenis International LP
1st Lien Term Loan, 4.73%, (3M LIBOR + 3.25%), 07/02/21 - 07/31/21 (b)	3,238	3,244
Summit Materials Cos. I LLC
Term Loan B, 3.60%, (3M LIBOR + 2.25%), 11/13/24 (b)	2,490	2,500
Tank Holding Corp.
Refinancing Term Loan, 5.57%, (1M LIBOR + 4.25%), 07/06/19 (b)	459	462
Refinancing Term Loan, 5.59%, (1M LIBOR + 4.25%), 07/06/19 (b)	919	923
Refinancing Term Loan, 5.62%, (1M LIBOR + 4.25%), 07/06/19 (b)	377	379
Tekni-Plex Inc.
Term Loan B-1, 4.67%, (3M LIBOR + 3.25%), 10/05/24 (b)	830	834
TricorBraun Holdings Inc.
1st Lien Term Loan, 5.08%, (3M LIBOR + 3.75%), 11/29/23 (b)	3,240	3,227
1st Lien Delayed Draw Term Loan, 5.39%, (3M LIBOR + 3.75%), 11/30/23 (b)	326	325
1st Lien Delayed Draw Term Loan, 7.25%, (3M Prime Rate + 2.75%), 11/30/23 (b)	1	1
Trinseo Materials Operating SCA
Term Loan, 3.85%, (3M LIBOR + 2.50%), 08/17/24 (b)	3,142	3,166
Tronox Blocked Borrower LLC
Term Loan B, 4.32%, (3M LIBOR + 3.00%), 09/15/24 (b)	1,092	1,099
Tronox Finance LLC
Term Loan B, 4.32%, (3M LIBOR + 3.00%), 09/11/24 (b)	2,521	2,535
Univar Inc.
Term Loan, 3.84%, (3M LIBOR + 2.75%), 07/01/22 (b)	9,998	10,030
Venator Materials Corp.
Term Loan B, 4.38%, (1M LIBOR + 3.00%), 06/28/24 (b)	1,496	1,507
Wilsonart LLC
Term Loan B, 4.59%, (3M LIBOR + 3.25%), 12/19/23 (b)	7,821	7,862
Zep Inc.
1st Lien Term Loan, 5.38%, (3M LIBOR + 4.00%), 08/11/24 (b)	798	803
		155,362
Real Estate 1.0%
Americold Realty Operating Partnership LP
Term Loan B, 5.10%, (3M LIBOR + 3.75%), 12/01/22 (b)	863	872
Capital Automotive LP
1st Lien Term Loan, 3.85%, (1M LIBOR + 2.50%), 03/21/24 (b)	4,800	4,811
2nd Lien Term Loan, 7.35%, (3M LIBOR + 6.00%), 03/21/25 (b)	4,301	4,409
Communications Sales & Leasing Inc.
Term Loan B, 4.35%, (1M LIBOR + 3.00%), 10/24/22 (b)	5,593	5,397
		15,489
Telecommunication Services 5.1%
Atlantic Broadband Finance LLC
1st Lien Term Loan, 0.00%, (1M LIBOR + 2.38%), 08/11/24 (b) (d)	3,200	3,191
Avaya Inc.
Term Loan B, 6.23%, (3M LIBOR + 4.75%), 11/09/24 (b)	2,490	2,447
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/15/25 (b)	5,396	5,199
	Shares/Par[1]	Value
Consolidated Communications Inc.
Term Loan B, 4.35%, (1M LIBOR + 3.00%), 09/29/23 (b)	3,564	3,499
Frontier Communications Corp.
Term Loan B-1, 5.09%, (3M LIBOR + 3.75%), 05/31/24 (b)	2,090	2,001
Global Tel*Link Corp.
1st Lien Term Loan, 5.33%, (3M LIBOR + 4.00%), 05/20/20 (b)	1,119	1,121
2nd Lien Term Loan, 9.08%, (3M LIBOR + 7.75%), 11/20/20 (b)	1,000	999
Hargray Communications Group Inc.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 03/23/24 (b)	1,453	1,455
Intelsat Jackson Holdings SA
Term Loan B-3, 5.21%, (3M LIBOR + 3.75%), 11/27/23 (b)	9,628	9,418
Lumos Networks Operating Co.
Term Loan, 0.00%, (3M LIBOR + 3.25%), 10/27/24 (b) (d)	463	462
1st Lien Term Loan B, 4.60%, (3M LIBOR + 3.25%), 10/27/24 (b)	472	474
MacDonald Dettwiler & Associates Ltd.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 07/07/24 (b)	4,250	4,268
Radiate Holdco LLC
1st Lien Term Loan B, 0.00%, (3M LIBOR + 3.00%), 02/01/24 (b) (d)	6,470	6,399
SBA Senior Finance II LLC
Term Loan B-1, 3.60%, (3M LIBOR + 2.25%), 03/24/21 (b)	2,015	2,019
Securus Technologies Holdings Inc.
1st Lien Term Loan, 5.85%, (3M LIBOR + 4.50%), 06/20/24 (b)	2,970	2,998
Sprint Communications Inc.
Term Loan B, 3.88%, (3M LIBOR + 2.50%), 02/01/24 (b)	5,508	5,504
Telesat Canada
Term Loan B-4, 4.32%, (3M LIBOR + 3.00%), 11/17/23 (b)	6,913	6,932
Virgin Media Bristol LLC
Term Loan, 3.98%, (3M LIBOR + 2.50%), 02/10/26 (b)	6,640	6,636
WaveDivision Holdings LLC
Term Loan B, 4.07%, (3M LIBOR + 2.75%), 08/09/19 (b)	13	13
Windstream Services LLC
Term Loan B-6, 5.37%, (3M LIBOR + 4.00%), 03/29/21 (b)	—	—
Term Loan B-6, 5.50%, (3M LIBOR + 4.00%), 03/29/21 (b)	3,510	3,286
Term Loan B-7, 4.62%, (3M LIBOR + 3.25%), 02/08/24 (b)	4	3
Term Loan B-7, 4.75%, (3M LIBOR + 3.25%), 02/08/24 (b)	1,481	1,330
Ziggo Secured Finance Partnership
Term Loan E, 3.98%, (3M LIBOR + 2.50%), 04/15/25 (b)	6,000	5,947
		75,601
Utilities 1.9%
Calpine Construction Finance Co. LP
Term Loan B, 3.98%, (3M LIBOR + 2.50%), 01/15/25 (b)	1,229	1,228
Calpine Corp.
Term Loan B-5, 3.84%, (3M LIBOR + 2.50%), 05/23/22 (b)	4,500	4,491
Term Loan B-6, 4.09%, (3M LIBOR + 2.50%), 01/15/23 (b)	784	783
Dayton Power & Light Co.
Term Loan B, 4.60%, (1M LIBOR + 3.25%), 08/18/22 (b)	891	894
Dynegy Inc.
Term Loan C-2, 4.25%, (1M LIBOR + 2.75%), 02/07/24 (b)	3,521	3,536
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.35%, (3M LIBOR + 3.00%), 06/24/18 (b)	12,950	12,978

See accompanying Notes to Financial Statements.

202

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
DIP Term Loan, 4.50%, (3M LIBOR + 3.00%), 06/24/18 (b)	480	481
Talen Energy Supply LLC
Term Loan B-2, 5.35%, (3M LIBOR + 4.00%), 04/07/24 (b)	1,982	1,994
Vistra Operations Co. LLC
Term Loan B-2, 4.24%, (3M LIBOR + 2.75%), 12/14/23 (b)	1,185	1,193
Term Loan B-2, 4.08%, (3M LIBOR + 2.75%), 08/03/24 (b)	379	382
		27,960
Total Senior Loan Interests (cost $1,369,097)		1,356,818
PREFERRED STOCKS 0.1%
Energy 0.1%
Alpha Natural Resources Holdings Inc. - Series A (g)	18	110
Alpha Natural Resources Inc. - Series A (g)	18	406
Vantage Drilling International (g) (i)	3	639
Total Preferred Stocks (cost $303)		1,155
OTHER EQUITY INTERESTS 0.0%
Paragon Offshore Litigation Stub - Class A (e) (g) (j)	2	2
Paragon Offshore Litigation Stub - Class B (e) (g) (j)	1	25
Paragon Offshore Ltd. Escrow (f) (g) (j)	10	—
Total Other Equity Interests (cost $17)		27
COMMON STOCKS 0.2%
Consumer Discretionary 0.0%
Caesars Entertainment Corp. (g)	28	348
Energy 0.1%
Ocean Rig UDW Inc. (e) (g)	63	1,699
Financials 0.1%
AFG Holdings Inc. (e) (f) (g)	39	1,254
Industrials 0.0%
Paragon Offshore Ltd. (e) (g)	2	39
Total Common Stocks (cost $5,422)		3,340
WARRANTS 0.0%
AFG Holdings Inc. (e) (f) (g)	5	—
Total Warrants (cost $0)		—
SHORT TERM INVESTMENTS 3.9%
Investment Companies 3.9%
JNL Government Money Market Fund - Institutional Class, 1.16% (k) (l)	57,804	57,804
Total Short Term Investments (cost $57,804)		57,804
Total Investments 99.4% (cost $1,494,369)		1,482,077
Other Derivative Instruments (0.0)%		(23)
Other Assets and Liabilities, Net 0.6%		9,031
Total Net Assets 100.0%		$1,491,085

(a)  The Fund had an unfunded commitment at December 31, 2017. See Unfunded Commitments in these Schedules of Investments.

(b)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $37,124 and 2.5%, respectively.

(d)  This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

Shares/Par[1]	Value

(e)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(f)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g)   Non-income producing security.

(h)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(i)   Convertible security.

(j)  Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(k)   Investment in affiliate.

(l)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/PPM America High Yield Bond Fund (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.6%
American Airlines Pass-Through Trust
Series 2013-B-2, 5.60%, 07/15/20 (b)	7,541	$7,783
Continental Airlines Inc. Pass-Through Trust
Series 2012-B-1, 6.25%, 04/11/20	1,154	1,203
Series 2012-B-2, 5.50%, 10/29/20	1,386	1,450
Hawaiian Airlines Pass-Through Certificates
Series 2013-B-1, 4.95%, 01/15/22	4,291	4,415
Total Non-U.S. Government Agency Asset-Backed Securities (cost $14,372)		14,851
CORPORATE BONDS AND NOTES 80.9%
Consumer Discretionary 19.6%
1011778 B.C. Unlimited Liability Co.
5.00%, 10/15/25 (b)	11,167	11,342
24 Hour Holdings III LLC
8.00%, 06/01/22 (b)	4,000	3,869
Altice SA
7.63%, 02/15/25 (b) (c)	12,000	11,446
Amazon.com Inc.
4.05%, 08/22/47 (b)	6,000	6,440
AMC Entertainment Holdings Inc.
5.88%, 11/15/26 (c)	2,074	2,049
6.13%, 05/15/27 (c)	2,236	2,223
AMC Entertainment Inc.
5.75%, 06/15/25 (c)	2,079	2,058
American Axle & Manufacturing Holdings Inc.
6.25%, 04/01/25 (b) (c)	2,500	2,641
American Axle & Manufacturing Inc.
6.50%, 04/01/27 (b) (c)	2,000	2,122
American Greetings Corp.
7.88%, 02/15/25 (b)	6,441	6,961
ARAMARK Services Inc.
5.13%, 01/15/24	849	890
4.75%, 06/01/26	4,571	4,654
BC Mountain LLC
7.00%, 02/01/21 (b)	7,412	7,126
Beazer Homes USA Inc.
8.75%, 03/15/22	2,772	3,053
CCO Holdings LLC
5.13%, 02/15/23	5,000	5,107
5.38%, 05/01/25 (b)	8,000	8,165
5.13%, 05/01/27 (b)	16,774	16,516
5.88%, 05/01/27 (b)	6,000	6,173
Churchill Downs Inc.
4.75%, 01/15/28 (b)	6,223	6,190
Clear Channel Communications Inc.
14.00%, 02/01/21 (c) (d) (e)	9,175	722
CRC Escrow Issuer LLC
5.25%, 10/15/25 (b)	8,000	8,070
CSC Holdings LLC
5.50%, 04/15/27 (b)	4,267	4,345
Delphi Jersey Holdings Plc
5.00%, 10/01/25 (b)	3,189	3,230

See accompanying Notes to Financial Statements.

203

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
DISH DBS Corp.
5.13%, 05/01/20	4,497	4,591
5.00%, 03/15/23	7,000	6,662
7.75%, 07/01/26	3,000	3,169
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50%, 07/01/19 (b)	7,250	7,044
EMI Music Publishing Group North America Holdings Inc.
7.63%, 06/15/24 (b)	3,529	3,894
Gannett Co. Inc.
4.88%, 09/15/21 (b)	990	1,010
5.50%, 09/15/24 (b)	3,000	3,161
Gibson Brands Inc.
8.88%, 08/01/18 (b) (c)	12,000	10,058
GLP Capital LP
5.38%, 11/01/23 - 04/15/26	4,470	4,793
Golden Nugget Inc.
6.75%, 10/15/24 (b)	6,260	6,381
8.75%, 10/01/25 (b)	6,000	6,290
Goodyear Tire & Rubber Co.
5.13%, 11/15/23	2,730	2,843
4.88%, 03/15/27 (c)	3,302	3,377
Hanesbrands Inc.
4.63%, 05/15/24 (b)	3,000	3,071
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	6,756	6,838
Hilton Worldwide Finance LLC
4.63%, 04/01/25	3,466	3,568
4.88%, 04/01/27	3,267	3,420
iHeartCommunications Inc.
9.00%, 03/01/21	4,000	2,860
11.25%, 03/01/21 (b) (c)	5,000	3,495
JC Penney Corp. Inc.
5.88%, 07/01/23 (b) (c)	3,059	2,889
Jo-Ann Stores Holdings Inc.
9.75%, 10/15/19 (b) (c) (d)	4,816	4,705
KB Home
7.63%, 05/15/23	7,000	7,997
KFC Holding Co.
5.25%, 06/01/26 (b)	1,827	1,926
4.75%, 06/01/27 (b)	5,872	5,999
Lennar Corp.
4.13%, 01/15/22	2,000	2,037
LG FinanceCo Corp.
5.88%, 11/01/24 (b)	7,000	7,414
Live Nation Entertainment Inc.
5.38%, 06/15/22 (b)	2,425	2,509
4.88%, 11/01/24 (b)	7,042	7,236
M/I Homes Inc.
6.75%, 01/15/21	8,000	8,242
Mattamy Group Corp.
6.50%, 10/01/25 (b)	725	765
MDC Partners Inc.
6.50%, 05/01/24 (b)	7,046	7,072
Men's Wearhouse Inc.
7.00%, 07/01/22 (c)	5,000	5,031
Michaels Stores Inc.
5.88%, 12/15/20 (b)	3,000	3,050
Mohegan Tribal Gaming Authority
7.88%, 10/15/24 (b) (c)	6,000	6,181
National Football League Inc.
3.31%, 10/05/27 (e) (f)	3,200	3,192
3.38%, 10/05/27 (e) (f)	1,800	1,806
NBCUniversal Enterprise Inc.
5.25%, (callable at 100 beginning 03/19/21) (b) (g)	7,626	8,062
NCL Corp. Ltd.
4.75%, 12/15/21 (b)	4,027	4,164
Neiman Marcus Group Ltd. Inc.
8.00%, 10/15/21 (b)	2,750	1,585
Netflix Inc.
5.75%, 03/01/24	5,000	5,318
New Cotai LLC
10.63%, 05/01/19 (b) (c) (d)	12,154	11,690
	Shares/Par[1]	Value
Numericable - SFR SA
7.38%, 05/01/26 (b)	9,589	9,813
Numericable Group SA
6.25%, 05/15/24 (b)	3,000	3,000
Performance Food Group Inc.
5.50%, 06/01/24 (b)	825	853
PetSmart Inc.
8.88%, 06/01/25 (b) (c)	8,000	4,832
PVH Corp.
4.50%, 12/15/22	6,807	6,951
Sally Holdings LLC
5.63%, 12/01/25 (c)	9,085	9,034
Schaeffler Verwaltung Zwei GmbH
4.13%, 09/15/21 (b) (d)	1,600	1,628
4.50%, 09/15/23 (b) (d)	800	815
4.75%, 09/15/26 (b) (d)	3,000	3,048
Scientific Games International Inc.
6.63%, 05/15/21	3,350	3,453
10.00%, 12/01/22	3,000	3,298
5.00%, 10/15/25 (e) (h)	4,000	4,019
Seminole Hard Rock Entertainment Inc.
5.88%, 05/15/21 (b)	2,135	2,171
Sinclair Television Group Inc.
5.88%, 03/15/26 (b) (c)	2,000	2,071
5.13%, 02/15/27 (b) (c)	3,500	3,473
Sirius XM Radio Inc.
5.38%, 07/15/26 (b)	9,000	9,307
5.00%, 08/01/27 (b)	4,000	4,009
Sotheby's
4.88%, 12/15/25 (e) (h)	8,000	7,851
Springs Industries Inc.
6.25%, 06/01/21	2,353	2,403
Station Casinos LLC
5.00%, 10/01/25 (b)	5,000	5,019
Target Corp.
3.90%, 11/15/47	5,612	5,711
Tenneco Inc.
5.00%, 07/15/26	5,751	5,919
Unitymedia Hessen GmbH & Co. KG
5.00%, 01/15/25 (b)	8,000	8,221
Unitymedia KabelBW GmbH
6.13%, 01/15/25 (b)	5,000	5,284
Univision Communications Inc.
5.13%, 05/15/23 - 02/15/25 (b)	8,263	8,146
Wave Holdco LLC
8.25%, 07/15/19 (b) (d)	6,471	6,491
Wolverine World Wide Inc.
5.00%, 09/01/26 (b)	2,571	2,574
Wyndham Worldwide Corp.
5.10%, 10/01/25 (i)	2,781	2,945
Wynn Las Vegas LLC
5.25%, 05/15/27 (b)	5,125	5,201
		458,327
Consumer Staples 3.3%
BAT Capital Corp.
3.56%, 08/15/27 (b)	6,088	6,086
4.39%, 08/15/37 (b)	8,000	8,401
4.54%, 08/15/47 (b)	8,000	8,430
Chobani LLC
7.50%, 04/15/25 (b)	3,944	4,189
Cott Holdings Inc.
5.50%, 04/01/25 (b)	3,452	3,542
Hearthside Group Holdings LLC
6.50%, 05/01/22 (b)	8,517	8,661
High Ridge Brands Co.
8.88%, 03/15/25 (b)	2,995	2,674
JBS Investments GmbH
7.25%, 04/03/24 (b) (c)	10,250	10,061
Minerva Luxembourg SA
5.88%, 01/19/28 (e) (h)	5,081	4,948
Pilgrim's Pride Corp.
5.88%, 09/30/27 (b)	3,613	3,717
Post Holdings Inc.
5.00%, 08/15/26 (b)	7,981	7,865

See accompanying Notes to Financial Statements.

204

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
5.63%, 01/15/28 (b)	3,968	3,986
Spectrum Brands Inc.
5.75%, 07/15/25	4,762	5,009
		77,569
Energy 12.9%
Alta Mesa Holdings LP
7.88%, 12/15/24 (c)	5,000	5,490
American Energy - Woodford LLC
9.00%, 09/15/22 (e) (h)	5,000	2,150
Andeavor Logistics LP
4.25%, 12/01/27	1,938	1,963
5.20%, 12/01/47	2,125	2,211
Antero Resources Corp.
5.00%, 03/01/25	3,000	3,072
Bill Barrett Corp.
8.75%, 06/15/25	6,000	6,613
Carrizo Oil & Gas Inc.
7.50%, 09/15/20	3,000	3,060
8.25%, 07/15/25	2,612	2,873
Cenovus Energy Inc.
4.45%, 09/15/42	6,857	6,329
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	7,065	7,669
5.13%, 06/30/27	13,170	13,571
Cheniere Energy Partners LP
5.25%, 10/01/25 (b)	7,000	7,142
Chesapeake Energy Corp.
8.00%, 12/15/22 (b) (c)	2,758	2,972
CITGO Holding Inc.
10.75%, 02/15/20 (b)	4,000	4,280
Continental Resources Inc.
4.50%, 04/15/23	6,000	6,107
3.80%, 06/01/24	4,000	3,946
4.38%, 01/15/28 (e) (h)	5,811	5,735
CrownRock LP
5.63%, 10/15/25 (e) (h)	6,000	6,021
Diamondback Energy Inc.
5.38%, 05/31/25	3,000	3,092
Endeavor Energy Resources LP
5.50%, 01/30/26 (b)	904	920
5.75%, 01/30/28 (b)	904	928
Energy Transfer Equity LP
4.25%, 03/15/23	7,424	7,356
5.50%, 06/01/27	6,000	6,112
Energy Transfer Partners LP
5.88%, 01/15/24	3,500	3,679
Ensco Plc
5.75%, 10/01/44	2,000	1,375
EP Energy LLC
8.00%, 02/15/25 (b) (c)	11,667	8,568
Extraction Oil & Gas Inc.
7.38%, 05/15/24 (b)	5,000	5,326
Gulfport Energy Corp.
6.38%, 05/15/25	4,000	4,023
Hess Infrastructure Partners LP
5.63%, 02/15/26 (b)	4,364	4,506
HollyFrontier Corp.
5.88%, 04/01/26	5,882	6,559
Ithaca Energy Inc.
8.13%, 07/01/19 (b)	3,000	3,049
Jones Energy Holdings LLC
6.75%, 04/01/22 (c)	7,724	5,793
9.25%, 03/15/23	2,276	1,733
MEG Energy Corp.
6.38%, 01/30/23 (b)	5,000	4,281
7.00%, 03/31/24 (b)	3,000	2,539
6.50%, 01/15/25 (b) (c)	1,859	1,834
Nabors Industries Inc.
5.50%, 01/15/23 (c)	8,000	7,775
Parsley Energy LLC
5.25%, 08/15/25 (b)	7,500	7,534
PBF Logistics LP
6.88%, 05/15/23 (e) (h)	2,400	2,468
6.88%, 05/15/23	5,172	5,332
	Shares/Par[1]	Value
PDC Energy Inc.
5.75%, 05/15/26 (b)	4,510	4,619
Precision Drilling Corp.
5.25%, 11/15/24 (c)	4,000	3,775
7.13%, 01/15/26 (b) (c)	7,206	7,343
Rowan Cos. Inc.
4.88%, 06/01/22	2,500	2,371
7.38%, 06/15/25 (c)	2,500	2,553
Sabine Pass Liquefaction LLC
5.88%, 06/30/26	10,000	11,273
SESI LLC
7.13%, 12/15/21 (c)	4,000	4,105
SM Energy Co.
6.50%, 01/01/23 (c)	2,000	2,040
5.00%, 01/15/24	7,000	6,752
Southwestern Energy Co.
6.70%, 01/23/25 (i)	2,500	2,595
7.50%, 04/01/26	5,000	5,304
SRC Energy Inc.
6.25%, 12/01/25 (b)	5,565	5,704
Summit Midstream Partners LP
9.50%, (callable at 104 beginning 12/15/22) (g)	12,000	12,099
Tesoro Logistics LP
6.25%, 10/15/22	2,236	2,372
Transocean Inc.
7.50%, 01/15/26 (e) (h)	3,713	3,791
7.50%, 04/15/31 (c)	5,000	4,462
Transocean Proteus Ltd.
6.25%, 12/01/24 (b)	10,800	11,293
Trinidad Drilling Ltd.
6.63%, 02/15/25 (b) (c)	4,000	3,817
Weatherford International Ltd.
9.88%, 02/15/24	5,000	5,313
6.50%, 08/01/36 (c)	2,000	1,666
Whiting Petroleum Corp.
6.63%, 01/15/26 (b)	2,460	2,509
WildHorse Resource Development Corp.
6.88%, 02/01/25	8,857	9,000
		300,742
Financials 8.1%
Acrisure LLC
7.00%, 11/15/25 (e) (h)	9,214	8,886
Ally Financial Inc.
3.75%, 11/18/19	3,000	3,042
4.13%, 03/30/20	3,000	3,059
4.63%, 05/19/22	5,000	5,229
5.75%, 11/20/25 (c)	5,000	5,433
Altice Financing SA
6.63%, 02/15/23 (b)	10,000	10,433
AssuredPartners Inc.
7.00%, 08/15/25 (b)	2,817	2,794
Bank of America Corp.
6.30%, (callable at 100 beginning 03/10/26) (c) (g)	3,000	3,397
Citigroup Inc.
6.25%, (callable at 100 beginning 08/15/26) (g)	8,501	9,394
CNH Industrial Capital LLC
3.88%, 10/15/21	6,000	6,136
Credit Suisse Group AG
6.25%, (callable at 100 beginning 12/18/24) (b) (g)	3,520	3,815
DAE Funding LLC
5.00%, 08/01/24 (b)	5,357	5,266
Diamond 1 Finance Corp.
5.88%, 06/15/21 (b)	4,272	4,434
7.13%, 06/15/24 (b)	6,728	7,345
Eagle Holding Co. II LLC
7.63%, 05/15/22 (d) (e) (h)	2,103	2,136
Icahn Enterprises LP
6.38%, 12/15/25 (b) (c)	11,956	11,962
Jack Ohio Finance LLC
10.25%, 11/15/22 (b)	5,000	5,480
James Hardie International Finance DAC
4.75%, 01/15/25 (b)	941	948
5.00%, 01/15/28 (b)	1,732	1,746

See accompanying Notes to Financial Statements.

205

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (g)	10,000	10,391
JPMorgan Chase Bank NA
3.22%, 03/01/25	5,000	5,034
Level 3 Financing Inc.
5.13%, 05/01/23	3,000	3,005
5.38%, 05/01/25	5,000	4,992
5.25%, 03/15/26	8,000	7,825
Navient Corp.
6.50%, 06/15/22	4,000	4,201
6.75%, 06/25/25 (c)	6,433	6,641
Nexstar Escrow Corp.
5.63%, 08/01/24 (b)	3,000	3,094
Stena AB
7.00%, 02/01/24 (b) (c)	5,099	4,791
Stena International SA
5.75%, 03/01/24 (b)	4,156	3,878
Toll Brothers Finance Corp.
4.88%, 03/15/27	8,019	8,286
UBS Group Funding Switzerland AG
4.25%, 03/23/28 (b)	5,158	5,432
Vertiv Intermediate Holding Corp.
12.00%, 02/15/22 (b) (d)	8,500	9,131
VICI Properties 1 LLC
8.00%, 10/15/23	62	69
Washington Mutual Bank
0.00%, 06/15/11 (j) (k)	1,500	—
WaveDivision Escrow LLC
8.13%, 09/01/20 (b)	2,182	2,231
ZF North America Capital Inc.
4.75%, 04/29/25 (b)	2,722	2,884
Ziggo Bond Finance BV
6.00%, 01/15/27 (b)	6,000	5,860
		188,680
Health Care 8.6%
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (b)	1,029	1,032
Centene Corp.
4.75%, 05/15/22	6,524	6,790
6.13%, 02/15/24	1,938	2,061
4.75%, 01/15/25	3,146	3,195
Community Health Systems Inc.
8.00%, 11/15/19 (c)	5,000	4,238
6.88%, 02/01/22 (c)	6,000	3,448
6.25%, 03/31/23	4,946	4,454
Crimson Merger Sub Inc.
6.63%, 05/15/22 (b)	10,000	10,060
Endo Finance LLC
5.38%, 01/15/23 (b)	4,947	3,841
HCA Inc.
3.75%, 03/15/19	3,115	3,143
4.25%, 10/15/19	2,142	2,187
6.50%, 02/15/20	1,858	1,979
4.75%, 05/01/23	9,739	10,080
5.38%, 02/01/25	11,400	11,828
5.88%, 02/15/26	2,600	2,751
5.25%, 06/15/26	2,273	2,407
4.50%, 02/15/27	8,000	8,066
5.50%, 06/15/47	3,871	3,879
Hill-Rom Holdings Inc.
5.00%, 02/15/25 (b)	2,583	2,632
Hologic Inc.
5.25%, 07/15/22 (b)	2,674	2,781
4.38%, 10/15/25 (e) (h)	670	682
inVentiv Group Holdings Inc.
7.50%, 10/01/24 (b)	1,710	1,850
Kindred Healthcare Inc.
8.00%, 01/15/20	5,000	5,392
8.75%, 01/15/23	3,000	3,202
Mallinckrodt International Finance SA
5.75%, 08/01/22 (b) (c)	9,653	8,797
MEDNAX Inc.
5.25%, 12/01/23 (b)	2,811	2,862
	Shares/Par[1]	Value
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (b)	4,917	5,255
Tenet Healthcare Corp.
4.50%, 04/01/21	4,800	4,840
8.13%, 04/01/22	7,500	7,656
6.75%, 06/15/23 (c)	7,500	7,243
Tennessee Merger Sub Inc.
6.38%, 02/01/25 (b) (c)	8,141	7,242
THC Escrow Corp. III
5.13%, 05/01/25 (b)	8,000	7,860
Valeant Pharmaceuticals International Inc.
7.50%, 07/15/21 (b)	4,624	4,721
6.75%, 08/15/21 (b)	376	380
6.50%, 03/15/22 (b)	975	1,026
5.88%, 05/15/23 (b)	9,963	9,260
7.00%, 03/15/24 (b)	2,924	3,145
6.13%, 04/15/25 (b)	3,402	3,125
5.50%, 03/01/23 - 11/01/25 (b)	17,051	16,197
WellCare Health Plans Inc.
5.25%, 04/01/25	10,174	10,786
		202,373
Industrials 7.0%
ACCO Brands Corp.
5.25%, 12/15/24 (b)	7,227	7,484
Advanced Disposal Services Inc.
5.63%, 11/15/24 (b)	5,000	5,119
AECOM
5.13%, 03/15/27	6,204	6,307
Aircastle Ltd.
5.00%, 04/01/23	6,360	6,700
4.13%, 05/01/24	6,931	7,039
Allison Transmission Inc.
5.00%, 10/01/24 (b)	4,000	4,124
Ashtead Capital Inc.
4.13%, 08/15/25 (b)	1,745	1,765
4.38%, 08/15/27 (b)	1,745	1,774
BlueLine Rental Finance Corp.
9.25%, 03/15/24 (b)	2,740	2,917
Bombardier Inc.
5.75%, 03/15/22 (b)	4,801	4,718
6.00%, 10/15/22 (b) (c)	4,000	3,922
6.13%, 01/15/23 (b)	1,872	1,837
7.50%, 12/01/24 (e) (h)	8,719	8,850
Builders FirstSource Inc.
5.63%, 09/01/24 (b)	1,903	1,972
CNH Industrial NV
4.50%, 08/15/23	7,000	7,358
GFL Environmental Inc.
9.88%, 02/01/21 (b)	3,471	3,670
Global Ship Lease Inc.
9.88%, 11/15/22 (b)	2,743	2,830
Hertz Corp.
7.63%, 06/01/22 (b) (c)	3,000	3,160
5.50%, 10/15/24 (b)	4,727	4,269
Meritor Inc.
6.25%, 02/15/24	5,000	5,263
Multi-Color Corp.
4.88%, 11/01/25 (b)	3,111	3,123
Navistar International Corp.
6.63%, 11/01/25 (b)	8,406	8,769
Park Aerospace Holdings Ltd.
4.50%, 03/15/23 (b)	8,000	7,651
Prime Security Services Borrower LLC
9.25%, 05/15/23 (b)	5,211	5,774
Sensata Technologies Finance Co. Plc
6.25%, 02/15/26 (b)	3,000	3,263
Standard Industries Inc.
4.75%, 01/15/28 (b)	12,000	12,030
Tempo Acquisition LLC
6.75%, 06/01/25 (b)	3,642	3,693
Terex Corp.
5.63%, 02/01/25 (b)	6,000	6,245
United Rentals North America Inc.
5.50%, 05/15/27	5,428	5,713

See accompanying Notes to Financial Statements.

206

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
4.88%, 01/15/28	14,000	14,078
VistaJet Malta Finance Plc
7.75%, 06/01/20 (b)	1,078	1,004
Waterjet Holdings Inc.
7.63%, 02/01/20 (b)	2,547	2,605
		165,026
Information Technology 1.9%
First Data Corp.
5.00%, 01/15/24 (b)	7,000	7,209
IMS Health Inc.
5.00%, 10/15/26 (b)	2,375	2,439
Micron Technology Inc.
5.63%, 01/15/26 (b)	5,000	5,248
NXP BV
4.13%, 06/01/21 (b)	4,000	4,080
3.88%, 09/01/22 (b)	5,000	5,047
5.75%, 03/15/23 (b)	1,565	1,620
Sanmina Corp.
4.38%, 06/01/19 (b)	8,397	8,596
Sensata Technologies BV
5.63%, 11/01/24 (b)	1,364	1,504
SS&C Technologies Holdings Inc.
5.88%, 07/15/23	2,787	2,944
Western Digital Corp.
10.50%, 04/01/24	5,000	5,795
		44,482
Materials 7.9%
Anglo American Capital Plc
4.13%, 09/27/22 (b)	4,601	4,750
4.88%, 05/14/25 (b)	1,399	1,480
4.75%, 04/10/27 (b)	6,000	6,270
ARD Finance SA
7.13%, 09/15/23 (d)	3,000	3,142
Ardagh Packaging Finance Plc
6.00%, 02/15/25 (b)	8,000	8,429
Berry Plastics Corp.
5.13%, 07/15/23	4,000	4,160
BMC East LLC
5.50%, 10/01/24 (b)	939	974
BWAY Holding Co.
5.50%, 04/15/24 (b)	5,000	5,206
7.25%, 04/15/25 (b)	7,000	7,236
Cemex SAB de CV
5.70%, 01/11/25 (b) (c)	8,000	8,443
Chemours Co.
5.38%, 05/15/27	3,000	3,115
Eldorado Gold Corp.
6.13%, 12/15/20 (b)	8,400	8,319
First Quantum Minerals Ltd.
7.50%, 04/01/25 (b) (c)	3,000	3,256
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (b)	2,975	3,080
FMG Resources August 2006 Pty Ltd.
4.75%, 05/15/22 (b)	5,379	5,448
5.13%, 05/15/24 (b) (c)	4,233	4,328
Freeport-McMoRan Inc.
3.10%, 03/15/20	8,000	8,001
3.55%, 03/01/22	4,000	3,957
3.88%, 03/15/23	1,005	1,001
4.55%, 11/14/24 (c)	7,000	7,113
5.40%, 11/14/34 (c)	8,000	8,160
FXI Holdings Inc.
7.88%, 11/01/24 (b)	9,000	8,946
Hexion Inc.
10.38%, 02/01/22 (b)	2,300	2,145
Hexion US Finance Corp.
6.63%, 04/15/20	5,000	4,494
Koppers Inc.
6.00%, 02/15/25 (b)	1,614	1,713
Olin Corp.
5.13%, 09/15/27	6,000	6,311
Owens-Brockway Glass Container Inc.
5.38%, 01/15/25 (b)	2,000	2,114
	Shares/Par[1]	Value
Rain CII Carbon LLC
8.25%, 01/15/21 (b)	2,315	2,370
7.25%, 04/01/25 (b)	7,000	7,617
Reynolds Group Issuer Inc.
5.13%, 07/15/23 (b)	6,614	6,849
Signode Industrial Group Lux SA
6.38%, 05/01/22 (b)	4,000	4,170
Silgan Holdings Inc.
4.75%, 03/15/25 (b)	6,596	6,804
St. Marys Cement Inc.
5.75%, 01/28/27 (b)	6,000	6,325
Teck Resources Ltd.
3.75%, 02/01/23 (c)	5,000	5,020
8.50%, 06/01/24 (b)	704	795
Trinseo Materials Operating SCA
5.38%, 09/01/25 (b)	5,352	5,532
Vale Overseas Ltd.
6.25%, 08/10/26	6,000	6,944
		184,017
Real Estate 1.5%
AvalonBay Communities Inc.
2.90%, 10/15/26	1,823	1,775
Communications Sales & Leasing Inc.
7.13%, 12/15/24 (b) (c)	6,500	5,892
CyrusOne LP
5.38%, 03/15/27 (b)	716	751
Equinix Inc.
5.38%, 05/15/27	8,387	8,964
ESH Hospitality Inc.
5.25%, 05/01/25 (b)	8,419	8,539
Hospitality Properties Trust
4.95%, 02/15/27	2,060	2,172
MGM Growth Properties Operating Partnership LP
5.63%, 05/01/24	1,677	1,790
4.50%, 09/01/26	4,444	4,436
		34,319
Telecommunication Services 7.7%
AT&T Inc.
3.90%, 08/14/27	3,000	3,023
4.90%, 08/14/37	3,000	3,022
5.15%, 02/14/50	3,000	3,037
5.30%, 08/14/58	3,000	3,006
CB Escrow Corp.
8.00%, 10/15/25 (b)	8,000	8,094
CenturyLink Inc.
7.50%, 04/01/24 (c)	1,979	1,975
5.63%, 04/01/25 (c)	10,000	9,164
Cincinnati Bell Inc.
7.00%, 07/15/24 (b)	4,000	3,928
Cogent Communications Group Inc.
5.38%, 03/01/22 (b)	3,000	3,145
CommScope Technologies LLC
5.00%, 03/15/27 (b)	6,000	6,002
Frontier Communications Corp.
11.00%, 09/15/25	9,000	6,620
7.88%, 01/15/27	2,000	1,287
9.00%, 08/15/31	6,000	3,908
Hughes Satellite Systems Corp.
5.25%, 08/01/26	2,896	2,948
6.63%, 08/01/26	2,896	3,035
Intelsat Jackson Holdings SA
7.50%, 04/01/21 (c)	3,000	2,732
5.50%, 08/01/23	8,000	6,531
9.75%, 07/15/25 (b)	6,956	6,672
Level 3 Communications Inc.
5.75%, 12/01/22	5,000	5,028
Neptune Finco Corp.
10.88%, 10/15/25 (b)	5,044	5,987
Radiate Holdco LLC
6.63%, 02/15/25 (b)	2,461	2,355
Sable International Finance Ltd.
6.88%, 08/01/22 (b)	2,667	2,839
SES Global Americas Holdings GP
5.30%, 03/25/44 (b)	5,000	4,670

See accompanying Notes to Financial Statements.

207

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Sprint Capital Corp.
6.88%, 11/15/28	6,000	6,040
Sprint Corp.
7.13%, 06/15/24	15,000	15,317
7.63%, 02/15/25 (c)	3,000	3,135
Sprint Nextel Corp.
7.00%, 03/01/20 (b)	4,000	4,278
6.00%, 11/15/22	5,000	5,001
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (b)	5,454	5,488
Telecom Italia Capital SA
6.38%, 11/15/33	1,786	2,078
6.00%, 09/30/34	3,214	3,594
Telesat Canada
8.88%, 11/15/24 (b)	5,591	6,242
T-Mobile USA Inc.
4.00%, 04/15/22	2,000	2,052
6.84%, 04/28/23	654	685
6.50%, 01/15/24	5,000	5,302
6.00%, 04/15/24	2,000	2,123
5.13%, 04/15/25	5,000	5,199
5.38%, 04/15/27	2,000	2,133
Windstream Services LLC
6.38%, 08/01/23 (c) (e) (h)	5,398	3,227
Zayo Group LLC
6.00%, 04/01/23	9,111	9,490
		180,392
Utilities 2.4%
AES Corp.
5.50%, 04/15/25	12,000	12,592
5.13%, 09/01/27	6,000	6,327
Avangrid Inc.
3.15%, 12/01/24	4,788	4,776
Calpine Corp.
5.75%, 01/15/25 (c)	11,000	10,430
Dynegy Inc.
8.00%, 01/15/25 (b)	4,000	4,336
GenOn Americas Generation LLC
0.00%, 10/01/21 (j) (k)	16,000	15,180
NextEra Energy Partners LP
4.25%, 09/15/24 (b)	1,659	1,680
		55,321
Total Corporate Bonds And Notes (cost $1,860,899)		1,891,248
SENIOR LOAN INTERESTS 4.8%
Consumer Discretionary 1.8%
Bass Pro Group LLC
Term Loan B, 6.35%, (3M LIBOR + 5.00%), 04/01/24 (l)	11,950	11,905
Cowlitz Tribal Gaming Authority
Term Loan, 11.85%, (3M LIBOR + 10.50%), 12/01/21 (f) (l)	11,490	12,811
Jo-Ann Stores Inc.
Term Loan, 6.55%, (3M LIBOR + 5.00%), 10/21/23 (l)	6,708	6,462
Liberty Cablevision of Puerto Rico LLC
1st Lien Term Loan, 4.86%, (1Y LIBOR + 3.50%), 12/24/21 (l)	3,200	3,096
2nd Lien Term Loan, 8.11%, (1Y LIBOR + 6.75%), 06/23/23 (f) (l)	678	616
Serta Simmons Bedding LLC
2nd Lien Term Loan, 9.41%, (3M LIBOR + 8.00%), 10/21/24 (l)	3,340	2,839
UFC Holdings LLC
1st Lien Term Loan, 4.81%, (3M LIBOR + 3.25%), 07/22/23 (l)	1,487	1,494
2nd Lien Term Loan, 9.05%, (3M LIBOR + 7.50%), 07/26/24 (l)	3,800	3,854
		43,077
Consumer Staples 0.3%
BJ's Wholesale Club Inc.
1st Lien Term Loan, 4.95%, (3M LIBOR + 3.50%), 01/27/24 (l)	6,137	6,034
	Shares/Par[1]	Value
Energy 0.5%
California Resources Corp.
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.75%), 11/14/22 (l) (m)	5,120	5,094
Foresight Energy LLC
1st Lien Term Loan, 7.08%, (3M LIBOR + 5.75%), 03/16/22 (l)	4,441	4,158
Medallion Midland Acquisition LLC
1st Lien Term Loan, 4.56%, (3M LIBOR + 3.25%), 10/31/24 (l)	2,400	2,403
		11,655
Financials 0.1%
Acrisure LLC
Term Loan B, 5.65%, (3M LIBOR + 4.25%), 11/22/23 (l)	3,288	3,317
Health Care 1.2%
Air Methods Corp.
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 04/13/24 (l)	5,089	5,078
Alphabet Holding Co. Inc.
1st Lien Term Loan, 4.83%, (3M LIBOR + 3.50%), 08/15/24 (l)	10,953	10,583
2nd Lien Term Loan, 9.08%, (3M LIBOR + 7.75%), 08/15/25 (l)	7,640	7,105
Change Healthcare Holdings Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 (l)	4,863	4,870
		27,636
Telecommunication Services 0.5%
Frontier Communications Corp.
Term Loan B-1, 5.09%, (3M LIBOR + 3.75%), 05/31/24 (l)	4,677	4,478
Intelsat Jackson Holdings SA
Term Loan B-5, 0.00%, (3M EURIBOR + 6.625%), 01/15/24 (l) (m)	2,200	2,220
Lumos Networks Operating Co.
1st Lien Term Loan B, 4.60%, (3M LIBOR + 3.25%), 10/26/24 (l)	340	341
Term Loan, 0.00%, (3M LIBOR + 3.25%), 10/27/24 (l) (m)	333	332
Windstream Services LLC
Term Loan B-6, 5.50%, (3M LIBOR + 4.00%), 03/29/21 (l)	5,832	5,461
		12,832
Utilities 0.4%
Talen Energy Supply LLC
Term Loan B-1, 5.35%, (3M LIBOR + 4.00%), 07/15/23 (l)	8,623	8,675
Total Senior Loan Interests (cost $113,429)		113,226
GOVERNMENT AND AGENCY OBLIGATIONS 1.9%
U.S. Treasury Securities 1.9%
U.S. Treasury Bond
2.88%, 11/15/46	10,000	10,256
U.S. Treasury Note
1.25%, 05/31/19	10,000	9,917
1.50%, 08/15/26	25,000	23,250
Total Government And Agency Obligations (cost $44,177)		43,423
PREFERRED STOCKS 0.7%
Energy 0.3%
NuStar Logistics LP, 7.63%, (callable at 25 beginning 02/05/18)	188	4,700
Vantage Drilling International (j) (n)	14	2,666
		7,366
Financials 0.4%
Federal Home Loan Mortgage Corp. - Series Z, 0.00%, (callable at 25 beginning 12/31/22) (g) (j) (k)	50	430
Federal National Mortgage Association - Series S, 0.00%, (callable at 25 beginning 12/31/20) (g) (j) (k)	519	4,567
Morgan Stanley - Series K, 5.85%, (callable at 25 beginning 04/15/27) (g)	100	2,710
		7,707
Total Preferred Stocks (cost $15,228)		15,073

See accompanying Notes to Financial Statements.

208

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
OTHER EQUITY INTERESTS 0.0%
Quicksilver Resources Inc. Escrow (f) (j) (o)	53,443	—
Quicksilver Resources Inc. Escrow (f) (j) (o)	10,557	—
Stone Container Finance Co. of Canada II Escrow (f) (j) (o)	1,375	—
Vantage Drilling Co. Escrow (c) (f) (j) (o)	8,119	—
Total Other Equity Interests (cost $0)		—
COMMON STOCKS 6.3%
Consumer Discretionary 1.4%
AMC Networks Inc. - Class A (j)	100	5,408
Caesars Entertainment Corp. (j)	17	209
DISH Network Corp. - Class A (j)	80	3,820
Home Interior Gift Inc. (f) (j)	429	—
MGM Resorts International	200	6,678
Michaels Cos. Inc. (j)	225	5,443
Party City Holdco Inc. (c) (j)	105	1,465
Sally Beauty Holdings Inc. (j)	180	3,377
ServiceMaster Global Holdings Inc. (j)	140	7,178
		33,578
Consumer Staples 0.7%
B&G Foods Inc. (c)	150	5,272
Snyders-Lance Inc.	201	10,049
		15,321
Energy 1.7%
Chaparral Energy Inc. (b) (j)	4	103
Chaparral Energy Inc. - Class A (j)	565	13,385
Chaparral Energy Inc. - Class B (j) (p)	119	2,787
DCP Midstream Partners LP	90	3,270
Energy Transfer Partners LP	113	2,016
MPLX LP	87	3,093
NuStar Energy LP	80	2,396
Ocean Rig UDW Inc. (e) (j)	105	2,814
Prairie Provident Resources Inc. (b) (j)	224	77
Summit Midstream Partners LP	200	4,100
Titan Energy LLC (j)	75	114
Williams Partners LP	140	5,429
		39,584
Financials 0.7%
JPMorgan Chase & Co.	90	9,625
Wells Fargo & Co.	100	6,067
		15,692
Health Care 0.3%
DaVita Inc. (j)	80	5,780
Valeant Pharmaceuticals International Inc. (c) (j)	75	1,559
		7,339
Industrials 0.2%
Builders FirstSource Inc. (j)	250	5,447
Information Technology 0.2%
EchoStar Corp. - Class A (j)	70	4,193
New Cotai LLC (e) (f) (j)	—	1
		4,194
Materials 1.0%
First Quantum Minerals Ltd. (c)	20	281
Freeport-McMoRan Inc. - Class B (j)	270	5,119
Huntsman Corp.	250	8,322
LyondellBasell Industries NV - Class A	81	8,878
		22,600
Real Estate 0.1%
Outfront Media Inc.	151	3,513
Total Common Stocks (cost $129,359)		147,268
INVESTMENT COMPANIES 1.3%
Eaton Vance Senior Floating-Rate Trust	300	4,332
Invesco Senior Income Trust	805	3,532
Kayne Anderson MLP Investment Co. (c)	199	3,794
PIMCO Floating Rate Strategy Fund	400	4,172
SPDR Barclays High Yield Bond ETF (c)	411	15,104
Total Investment Companies (cost $31,847)		30,934
	Shares/Par[1]	Value
SHORT TERM INVESTMENTS 10.4%
Investment Companies 1.4%
JNL Government Money Market Fund - Institutional Class, 1.16% (q) (r)	34,304	34,304
Securities Lending Collateral 9.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (r)	209,689	209,689
Total Short Term Investments (cost $243,993)		243,993
Total Investments 106.9% (cost $2,453,304)		2,500,016
Other Derivative Instruments (0.0)%		(252)
Other Assets and Liabilities, Net (6.9)%		(161,589)
Total Net Assets 100.0%		$2,338,175

(a)  The Fund had an unfunded commitment at December 31, 2017. See Unfunded Commitments in these Schedules of Investments.

(b)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $1,001,530 and 42.8%, respectively.

(c)  All or portion of the security was on loan.

(d)  Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(e)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(f)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g)   Perpetual security. Next contractual call date presented, if applicable.

(h)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(i)  The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(j)   Non-income producing security.

(k)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 0.9% of the Fund’s net assets.

(l)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(m)  This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(n)   Convertible security.

(o)  Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(p)   Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(q)   Investment in affiliate.

(r)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

209

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/PPM America Total Return Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 14.9%
American Airlines Pass-Through Trust
Series 2013-B-2, 5.60%, 07/15/20 (a)	1,909	$1,970
Series 2013-A-2, 4.95%, 01/15/23	1,225	1,293
Series 2016-AA-2, 3.20%, 06/15/28	2,926	2,906
American Express Credit Account Master Trust
Series 2014-A-1, 1.85%, (1M US LIBOR + 0.37%), 05/15/19 (b)	832	835
American Tower Trust I
Series 2013-A-2, 3.07%, 03/15/23 (a)	6,596	6,652
AmeriCredit Automobile Receivables Trust
Series 2016-A2A-4, 1.34%, 04/08/20	1,229	1,227
Series 2016-A3-1, 1.81%, 10/08/20	2,512	2,511
Ascentium Equipment Receivables LLC
Series 2015-A3-2A, 1.93%, 03/11/19 (a)	332	332
Series 2017-A2-2A, 2.00%, 05/11/20 (a)	1,023	1,020
Series 2017-A3-2A, 2.31%, 12/10/21 (a)	853	848
Ascentium Equipment Receivables Trust
Series 2017-A2-1A, 1.87%, 07/10/19 (a)	1,143	1,141
Series 2017-A3-1A, 2.29%, 06/10/21 (a)	1,177	1,169
Series 2016-A2-1A, REMIC, 1.75%, 11/13/18 (a)	110	110
Series 2016-A3-1A, REMIC, 1.92%, 12/10/19 (a)	480	478
Aventura Mall Trust
Series 2013-A-AVM, REMIC, 3.74%, 12/05/20 (a) (b)	5,060	5,214
BA Credit Card Trust
Series 2015-A-A1, 1.81%, (1M US LIBOR + 0.33%), 01/16/18 (b)	4,719	4,720
Banc of America Re-REMIC Trust
Series 2015-B-200P, REMIC, 3.49%, 04/16/25 (a)	1,985	2,007
BANK 2017-BNK5
Series 2017-AS-BNK5, REMIC, 3.62%, 06/15/27	2,286	2,310
Bank of The West Auto Trust
Series 2017-A2-1, 1.78%, 02/15/21 (c) (d)	2,998	2,990
Series 2017-A3-1, 2.11%, 01/15/23 (c) (d)	3,171	3,148
Capital One Multi-Asset Execution Trust
Series 2016-A1-A1, 1.93%, (1M US LIBOR + 0.45%), 04/15/19 (b)	5,714	5,738
CarMax Auto Owner Trust
Series 2016-A2A-2, 1.24%, 02/15/18	386	386
Series 2017-A3-3, 1.97%, 04/15/22	2,307	2,295
Chesapeake Funding II LLC
Series 2017-A1-3A, 1.91%, 01/15/21 (a)	4,028	4,008
Chrysler Capital Auto Receivables Trust
Series 2016-A3-BA, 1.64%, 07/15/21 (a)	2,309	2,296
CIG Auto Receivables Trust
Series 2017-A-1A, 2.71%, 05/15/23 (a)	1,794	1,789
Citibank Credit Card Issuance Trust
Series 2013-A4-A4, 1.97%, (1M US LIBOR + 0.42%), 07/24/18 (b)	1,522	1,525
Series 2017-A9-A9, 1.80%, 09/20/19	11,570	11,507
Citigroup Mortgage Loan Trust Inc.
Series 2014-A1-J1, REMIC, 3.50%, 08/25/23 (a)	1,902	1,933
CNH Equipment Trust
Series 2014-A3-C, 1.05%, 05/15/18	371	371
Series 2015-A3-B, REMIC, 1.37%, 12/17/18	356	355
COLT Mortgage Loan Trust
Series 2017-A1A-2, REMIC, 2.41%, 10/25/47 (a) (b)	2,753	2,757
Continental Airlines Inc. Pass-Through Trust
Series 2012-B-1, 6.25%, 04/11/20	412	430
Series 2012-A-1, 4.15%, 04/11/24	1,608	1,670
Series 2012-A-2, 4.00%, 10/29/24	1,417	1,470
Crown Castle Towers LLC
Series 2010-C-6, 4.88%, 08/15/20 (a)	1,450	1,513
CSMC Trust
Series 2017-A3-HL2, 3.50%, 10/25/47 (a) (b)	2,844	2,877
Series 2017-A1-HL1, REMIC, 3.50%, 06/25/47 (a) (b)	4,531	4,590
Dell Equipment Finance Trust
Series 2016-A2-1, 1.43%, 03/22/18 (a)	1,796	1,795
Series 2016-B-1, 2.03%, 01/22/19 (a)	697	692
Series 2017-A2-1, 1.86%, 06/24/19 (a)	3,975	3,973
	Shares/Par[1]	Value
Series 2017-A3-2, 2.19%, 10/24/22 (a)	1,612	1,607
Delta Air Lines Pass-Through Trust
Series 2010-A-1, 6.20%, 07/02/18	—	1
Series 2010-A-2, 4.95%, 05/23/19	92	94
Ford Credit Auto Owner Trust
Series 2014-B-C, 1.97%, 04/15/20	1,256	1,251
Series 2015-C-B, 2.21%, 01/15/21	1,009	1,008
Foundation Finance Trust
Series 2017-A-1A, 3.30%, 07/15/33 (c) (d)	2,594	2,594
GM Financial Automobile Leasing Trust
Series 2016-A3-2, 1.62%, 09/20/19	2,782	2,778
Series 2017-A3-1, 2.06%, 05/20/20	5,186	5,180
Series 2017-A3-3, 2.01%, 11/20/20	2,328	2,318
GM Financial Consumer Automobile Receivables Trust
Series 2017-A3-1A, 1.78%, 10/18/21 (a)	4,098	4,073
GreatAmerica Leasing Receivables Funding LLC
Series 2017-A2-1, 1.72%, 04/22/19 (a)	957	955
Series 2017-A3-1, 2.06%, 06/22/20 (a)	1,123	1,120
GS Mortgage Securities Trust
Series 2017-B-SLP, REMIC, 3.77%, 10/10/22 (c) (d)	4,077	4,164
Hilton Grand Vacations Trust
Series 2017-A-AA, 2.66%, 12/27/28 (a)	2,410	2,393
John Deere Owner Trust
Series 2016-A3-B, 1.25%, 07/15/19	2,391	2,376
JPMorgan Mortgage Trust
Series 2014-A1-5, REMIC, 3.00%, 10/25/26 (a) (b)	1,567	1,586
Series 2016-2A1-3, REMIC, 3.00%, 10/25/46 (a) (b)	2,772	2,799
Series 2017-A3-2, REMIC, 3.50%, 05/25/47 (a) (b)	5,281	5,349
Series 2017-A6-4, REMIC, 3.00%, 11/25/47 (a) (b)	1,965	1,977
Series 2017-A6-6, REMIC, 3.00%, 01/25/48 (a) (b)	3,125	3,129
Kubota Credit Owner Trust
Series 2016-A3-1A, 1.50%, 07/15/20 (a)	2,375	2,358
Series 2015-A3-1A, REMIC, 1.54%, 03/15/19 (a)	442	442
Leaf Receivables Funding 12 LLC
Series 2017-A2-1, 1.72%, 02/15/19 (a)	628	627
Series 2017-A3-1, 2.07%, 05/15/20 (a)	907	905
Mercedes-Benz Auto Lease Trust
Series 2016-A2-B, 1.15%, 02/15/18	1,781	1,780
Mercedes-Benz Master Owner Trust
Series 2016-A-AA, 2.06%, (1M US LIBOR + 0.58%), 05/15/18 (a) (b)	4,219	4,227
MVW Owner Trust
Series 2013-A-1A, 2.15%, 04/22/30 (a)	496	489
Series 2017-A-1A, 2.42%, 12/20/34 (a)	2,485	2,462
Nissan Auto Receivables Owner Trust
Series 2016-A2B-C, 1.70%, (1M US LIBOR + 0.22%), 04/16/18 (b)	2,033	2,033
SBA Tower Trust
Series 2014-C-1, 2.90%, 10/15/44 (a)	5,000	5,012
Sequoia Mortgage Trust
Series 2017-A4-3, REMIC, 3.50%, 04/25/47 (a) (b)	1,149	1,165
Verizon Owner Trust
Series 2016-A-1A, 1.42%, 01/20/21 (a)	7,500	7,448
Series 2016-A-2A, 1.68%, 05/20/21 (a)	3,340	3,317
Series 2017-A-2A, 1.92%, 12/20/21 (a)	6,142	6,102
Series 2017-A1A-3A, 2.06%, 04/20/22 (a)	3,524	3,506
Wells Fargo Commercial Mortgage Trust
Series 2017-B-C38, 3.92%, 07/15/50 (b)	1,371	1,383
Westlake Automobile Receivables Trust
Series 2016-A2-3A, 1.42%, 10/15/19 (a)	1,143	1,142
Total Non-U.S. Government Agency Asset-Backed Securities (cost $188,337)		188,001
CORPORATE BONDS AND NOTES 43.1%
Consumer Discretionary 3.3%
A&E Television Networks LLC
3.11%, 08/22/19 (c) (e)	1,000	1,012

See accompanying Notes to Financial Statements.

210

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Amazon.com Inc.
3.15%, 08/22/27 (a)	3,250	3,261
3.88%, 08/22/37 (a)	1,340	1,423
4.05%, 08/22/47 (a)	2,060	2,211
American Greetings Corp.
7.88%, 02/15/25 (a)	663	717
CCO Holdings LLC
5.13%, 05/01/27 (a)	3,282	3,232
Charter Communications Operating LLC
6.38%, 10/23/35	2,235	2,617
6.83%, 10/23/55	1,030	1,236
Comcast Corp.
3.00%, 02/01/24	2,500	2,516
3.40%, 07/15/46	1,700	1,610
Discovery Communications LLC
5.00%, 09/20/37	840	872
General Motors Co.
5.20%, 04/01/45	1,145	1,207
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	3,095	3,133
Hilton Worldwide Finance LLC
4.63%, 04/01/25	1,588	1,635
4.88%, 04/01/27	1,503	1,574
Home Depot Inc.
2.13%, 09/15/26	3,383	3,165
KFC Holding Co.
5.25%, 06/01/26 (a)	174	184
4.75%, 06/01/27 (a)	2	2
NAI Entertainment Holdings
5.00%, 08/01/18 (a)	228	228
NBCUniversal Enterprise Inc.
5.25%, (callable at 100 beginning 03/19/21) (a) (f)	1,589	1,680
Newell Rubbermaid Inc.
3.85%, 04/01/23 (g)	956	989
Numericable - SFR SA
7.38%, 05/01/26 (a)	2,087	2,136
Schaeffler Verwaltung Zwei GmbH
4.13%, 09/15/21 (a) (h)	1,100	1,119
4.75%, 09/15/26 (a) (h)	644	654
Target Corp.
3.90%, 11/15/47	3,858	3,926
		42,339
Consumer Staples 2.5%
Archer-Daniels-Midland Co.
2.50%, 08/11/26	3,313	3,149
BAT Capital Corp.
3.56%, 08/15/27 (a)	1,978	1,977
4.39%, 08/15/37 (a)	7,100	7,456
4.54%, 08/15/47 (a)	2,000	2,107
Dr. Pepper Snapple Group Inc.
2.55%, 09/15/26	1,731	1,628
JBS Investments GmbH
7.25%, 04/03/24 (a)	1,959	1,923
Kraft Heinz Foods Co.
3.95%, 07/15/25	1,756	1,814
5.00%, 07/15/35	1,605	1,756
4.38%, 06/01/46	1,735	1,718
Mars Inc.
3.74%, 10/11/27 (c) (e)	1,200	1,284
Post Holdings Inc.
5.63%, 01/15/28 (a)	2,083	2,092
Reynolds American Inc.
4.45%, 06/12/25	2,391	2,549
5.70%, 08/15/35	975	1,160
7.00%, 08/04/41 (c)	812	1,106
		31,719
Energy 4.4%
Andeavor Corp.
3.80%, 04/01/28	761	762
4.50%, 04/01/48	881	890
Andeavor Logistics LP
3.50%, 12/01/22	1,149	1,148
4.25%, 12/01/27	1,018	1,031
	Shares/Par[1]	Value
5.20%, 12/01/47	1,116	1,161
Calumet Specialty Products Partners LP
11.50%, 01/15/21 (a)	2,316	2,637
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	1,158	1,257
5.13%, 06/30/27	4,545	4,683
Columbia Pipeline Group Inc.
3.30%, 06/01/20	743	753
4.50%, 06/01/25	746	795
5.80%, 06/01/45	933	1,161
Continental Resources Inc.
4.38%, 01/15/28 (c) (d)	3,027	2,988
Denbury Resources Inc.
9.00%, 05/15/21 (a)	500	508
Diamondback Energy Inc.
5.38%, 05/31/25	3,004	3,096
Endeavor Energy Resources LP
5.50%, 01/30/26 (a)	316	322
5.75%, 01/30/28 (a)	316	324
Energy Transfer Equity LP
4.25%, 03/15/23	3,867	3,832
Energy Transfer Partners LP
6.13%, 12/15/45	500	543
Enterprise Products Operating LLC
3.75%, 02/15/25	766	789
3.70%, 02/15/26	440	450
EP Energy LLC
8.00%, 11/29/24 (a) (i)	2,530	2,690
8.00%, 02/15/25 (a)	949	697
MPLX LP
5.20%, 03/01/47	1,586	1,724
Nabors Industries Inc.
5.50%, 01/15/23 (i)	441	429
Parsley Energy LLC
5.25%, 08/15/25 (a)	716	719
PDC Energy Inc.
5.75%, 05/15/26 (a)	1,559	1,597
Petroleos Mexicanos
2.29%, 02/15/24	2,120	2,120
Phillips 66
2.11%, (3M US LIBOR + 0.75%), 04/15/20 (a) (b)	1,832	1,842
QEP Resources Inc.
5.63%, 03/01/26	1,308	1,325
Regency Energy Partners LP
5.88%, 03/01/22	3,009	3,281
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	1,150	1,280
5.63%, 03/01/25	241	266
5.88%, 06/30/26	4,055	4,571
Transocean Proteus Ltd.
6.25%, 12/01/24 (a)	3,381	3,536
		55,207
Financials 16.4%
AerCap Ireland Capital Ltd.
4.63%, 10/30/20	773	810
4.50%, 05/15/21	1,432	1,502
AIG SunAmerica Global Financing X
6.90%, 03/15/32 (a)	1,696	2,267
American Express Credit Corp.
2.25%, 05/05/21	2,500	2,479
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26	6,718	6,932
4.90%, 02/01/46	5,689	6,586
Athene Global Funding
2.75%, 04/20/20 (a)	2,800	2,803
4.00%, 01/25/22 (a)	4,205	4,336
3.00%, 07/01/22 (a)	6,331	6,271
Bank of America Corp.
6.25%, (callable at 100 beginning 09/05/24) (f)	1,683	1,860
2.02%, (3M US LIBOR + 0.66%), 07/21/21 (b)	4,300	4,326
3.30%, 01/11/23	3,428	3,511
4.00%, 01/22/25	2,057	2,140
3.25%, 10/21/27	1,380	1,367
3.82%, 01/20/28 (b)	3,240	3,349

See accompanying Notes to Financial Statements.

211

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
3.71%, 04/24/28	3,990	4,095
Bank of Montreal
2.35%, 09/11/22	2,000	1,966
Barclays Plc
8.25%, (callable at 100 beginning 12/15/18) (f) (j)	4,100	4,305
Boral Finance Pty Ltd.
3.00%, 11/01/22 (a)	3,742	3,714
Bunge Ltd. Finance Corp.
8.50%, 06/15/19 (g)	100	108
Capital One Financial Corp.
3.30%, 10/30/24	3,078	3,063
3.75%, 03/09/27	3,033	3,064
Citigroup Inc.
6.25%, (callable at 100 beginning 08/15/26) (f)	2,217	2,450
2.75%, 04/25/22	1,500	1,495
4.05%, 07/30/22	1,325	1,378
4.45%, 09/29/27	553	584
4.13%, 07/25/28	682	703
Credit Suisse AG
6.50%, 08/08/23 (a)	5,986	6,691
3.63%, 09/09/24	1,000	1,032
Credit Suisse Group AG
7.50%, (callable at 100 beginning 12/11/23) (a) (f)	2,448	2,794
DAE Funding LLC
4.00%, 08/01/20 (a) (i)	2,675	2,689
Diamond 1 Finance Corp.
5.45%, 06/15/23 (a)	1,672	1,799
8.35%, 07/15/46 (a)	2,157	2,779
Enstar Group Ltd.
4.50%, 03/10/22	2,484	2,539
General Motors Financial Co. Inc.
4.20%, 03/01/21	1,576	1,639
Glencore Funding LLC
3.00%, 10/27/22 (a)	1,530	1,515
3.88%, 10/27/27 (a)	2,493	2,474
Goldman Sachs Group Inc.
2.60%, 12/27/20	3,750	3,750
2.35%, 11/15/21	768	756
3.00%, 04/26/22	2,983	2,995
2.91%, 07/24/23	1,540	1,528
4.25%, 10/21/25	2,071	2,166
6.75%, 10/01/37	1,500	2,008
HSBC Holdings Plc
6.87%, (callable at 100 beginning 06/01/21) (c) (f) (j)	2,500	2,688
4.38%, 11/23/26	2,560	2,673
Icahn Enterprises LP
6.25%, 02/01/22	1,900	1,950
6.75%, 02/01/24	1,900	1,955
6.38%, 12/15/25 (a) (i)	6,227	6,230
James Hardie International Finance DAC
4.75%, 01/15/25 (a)	490	493
5.00%, 01/15/28 (a)	902	909
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (f)	1,325	1,377
2.95%, 10/01/26	2,720	2,672
3.78%, 02/01/28 (b)	1,400	1,449
3.54%, 05/01/28	751	764
JPMorgan Chase Bank NA
3.22%, 03/01/25	2,798	2,817
Morgan Stanley
2.54%, (3M US LIBOR + 1.18%), 01/20/22 (b)	7,975	8,133
2.29%, (3M US LIBOR + 0.93%), 07/22/22 (b)	3,250	3,280
4.88%, 11/01/22	4,381	4,715
4.10%, 05/22/23	3,360	3,496
3.88%, 04/29/24	5,121	5,347
2.62%, (3M US LIBOR + 1.22%), 05/08/24 (b)	2,675	2,738
3.13%, 07/27/26	3,411	3,357
3.63%, 01/20/27	2,532	2,589
3.59%, 07/22/28 (b)	1,300	1,312
National Rural Utilities Cooperative Finance Corp.
4.75%, 04/30/43 (b)	1,071	1,113
Reckitt Benckiser Treasury Services Plc
2.75%, 06/26/24 (a)	4,249	4,156
	Shares/Par[1]	Value
3.00%, 06/26/27 (a)	3,743	3,653
SAP Ireland US-Financial Services Ltd.
2.82%, 11/15/20 (c) (e)	2,485	2,501
3.18%, 11/15/22 (c) (e)	2,485	2,515
Stena AB
7.00%, 02/01/24 (a) (i)	481	452
Stena International SA
5.75%, 03/01/24 (a)	392	366
UBS AG
2.45%, 12/01/20 (a)	2,291	2,286
Wells Fargo & Co.
5.87%, (callable at 100 beginning 06/15/25) (f) (i)	2,149	2,380
2.10%, 07/26/21	1,560	1,533
2.63%, 07/22/22	4,768	4,736
4.48%, 01/16/24	355	382
Ziggo Secured Finance BV
5.50%, 01/15/27 (a)	3,650	3,641
		207,276
Health Care 3.0%
Abbott Laboratories
3.40%, 11/30/23	4,400	4,473
4.75%, 11/30/36	1,324	1,488
Actavis Funding SCS
3.80%, 03/15/25	2,000	2,034
4.75%, 03/15/45	750	802
Becton Dickinson & Co.
3.36%, 06/06/24	4,300	4,309
Centene Corp.
4.75%, 05/15/22	1,876	1,953
4.75%, 01/15/25	566	575
Community Health Systems Inc.
6.25%, 03/31/23	3,540	3,188
Express Scripts Holding Co.
3.40%, 03/01/27	2,875	2,819
4.80%, 07/15/46	1,126	1,202
HCA Inc.
4.25%, 10/15/19	1,564	1,597
Hologic Inc.
4.38%, 10/15/25 (c) (d)	349	355
Mayo Clinic Rochester
3.77%, 11/15/43	600	609
MEDNAX Inc.
5.25%, 12/01/23 (a)	1,430	1,456
Memorial Sloan-Kettering Cancer Center
5.00%, 07/01/42	997	1,201
Mylan NV
3.95%, 06/15/26	1,141	1,150
Perrigo Finance Plc
4.90%, 12/15/44	839	858
Perrigo Finance Unltd. Co.
4.38%, 03/15/26	750	771
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (a)	296	311
5.88%, 05/15/23 (a)	1,491	1,386
7.00%, 03/15/24 (a)	889	956
5.50%, 03/01/23 - 11/01/25 (a)	1,500	1,453
WellCare Health Plans Inc.
5.25%, 04/01/25	2,340	2,481
		37,427
Industrials 3.6%
AECOM
5.13%, 03/15/27	2,171	2,207
Aircastle Ltd.
6.25%, 12/01/19	1,270	1,343
5.00%, 04/01/23	2,757	2,904
4.13%, 05/01/24	1,756	1,783
Bombardier Inc.
8.75%, 12/01/21 (a)	1,560	1,713
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (f)	13,941	14,350
International Lease Finance Corp.
4.63%, 04/15/21	2,237	2,355
Mexico City Airport Trust
5.50%, 07/31/47 (a)	5,130	5,060

See accompanying Notes to Financial Statements.

212

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Siemens Financieringsmaatschappij NV
1.70%, 09/15/21 (a)	1,000	972
2.35%, 10/15/26 (a)	5,500	5,182
Standard Industries Inc.
4.75%, 01/15/28 (a)	4,200	4,211
Union Pacific Corp.
3.60%, 09/15/37	3,215	3,308
		45,388
Information Technology 2.0%
Apple Inc.
2.85%, 05/11/24	3,771	3,783
3.20%, 05/11/27	1,710	1,731
Broadcom Corp.
3.88%, 01/15/27 (a)	1,360	1,342
Microsoft Corp.
3.45%, 08/08/36	3,500	3,609
3.70%, 08/08/46	1,955	2,038
3.95%, 08/08/56	2,355	2,519
NXP BV
4.13%, 06/01/21 (a)	2,601	2,653
Oracle Corp.
2.95%, 11/15/24	4,178	4,207
3.25%, 11/15/27	994	1,011
4.00%, 11/15/47	2,071	2,203
		25,096
Materials 2.0%
Anglo American Capital Plc
4.75%, 04/10/27 (a)	2,539	2,653
CF Industries Inc.
3.40%, 12/01/21 (a)	3,910	3,944
4.50%, 12/01/26 (a)	1,560	1,627
Ecolab Inc.
3.25%, 12/01/27 (a)	1,610	1,609
EI du Pont de Nemours & Co.
1.91%, (3M US LIBOR + 0.53%), 05/01/20 (b)	4,296	4,328
FMG Resources August 2006 Pty Ltd.
9.75%, 03/01/22 (a)	548	606
Freeport-McMoRan Inc.
3.88%, 03/15/23	484	482
4.55%, 11/14/24 (i)	4,681	4,756
5.40%, 11/14/34	1,794	1,830
Reynolds Group Issuer Inc.
4.86%, (3M US LIBOR + 3.50%), 07/15/21 (a) (b)	3,576	3,646
Samarco Mineracao SA
0.00%, 11/01/22 (c) (d) (k) (l)	345	236
0.00%, 09/26/24 (a) (k) (l)	340	233
		25,950
Real Estate 0.7%
Crown Castle International Corp.
2.25%, 09/01/21	1,285	1,258
CyrusOne LP
5.00%, 03/15/24 (a) (i)	471	488
5.00%, 03/15/24 (a)	966	1,002
5.38%, 03/15/27 (a)	329	345
Equinix Inc.
5.38%, 05/15/27	733	783
Prologis International Funding II
4.88%, 02/15/20 (a)	2,222	2,327
Realty Income Corp.
3.65%, 01/15/28	2,840	2,852
		9,055
Telecommunication Services 1.9%
AT&T Inc.
3.90%, 08/14/27	6,500	6,550
5.25%, 03/01/37	4,230	4,475
4.90%, 08/14/37	6,025	6,070
Hughes Satellite Systems Corp.
5.25%, 08/01/26	1,675	1,705
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (a)	2,614	2,630
Verizon Communications Inc.
2.95%, 03/15/22	1,050	1,057
	Shares/Par[1]	Value
4.67%, 03/15/55	1,805	1,750
		24,237
Utilities 3.3%
Atlantic City Electric Co.
3.38%, 09/01/24	3,386	3,456
Avangrid Inc.
3.15%, 12/01/24	3,990	3,980
Basin Electric Power Cooperative
4.75%, 04/26/47 (a)	2,435	2,716
Commonwealth Edison Co.
3.75%, 08/15/47	2,149	2,227
Enel SpA
8.75%, 09/24/73 (a) (b)	1,472	1,827
Exelon Corp.
3.50%, 06/01/22 (m)	2,583	2,628
5.10%, 06/15/45	1,756	2,077
FirstEnergy Corp.
3.90%, 07/15/27	4,473	4,579
4.85%, 07/15/47 (g)	1,518	1,687
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22	1,679	1,774
2.95%, 04/01/25	4,550	4,525
Pacific Gas & Electric Co.
3.30%, 12/01/27 (a) (i)	2,400	2,378
Southern Co.
3.25%, 07/01/26	6,611	6,502
Wisconsin Energy Corp.
3.55%, 06/15/25	920	943
		41,299
Total Corporate Bonds And Notes (cost $527,571)		544,993
SENIOR LOAN INTERESTS 2.7%
Consumer Discretionary 0.9%
Charter Communications Operating LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (b) (n)	1,518	1,518
CSC Holdings LLC
1st Lien Term Loan, 3.74%, (3M LIBOR + 2.25%), 07/15/25 (b)	1,097	1,092
Golden Nugget Inc.
Incremental Term Loan, 4.86%, (3M LIBOR + 3.25%), 10/04/23 (b)	2,147	2,162
Helix Gen Funding LLC
Term Loan B, 5.08%, (3M LIBOR + 3.75%), 03/09/24 (b)	4,069	4,078
PetSmart Inc.
Term Loan B-2, 4.34%, (3M LIBOR + 3.00%), 10/10/22 (b)	698	557
UFC Holdings LLC
1st Lien Term Loan, 4.81%, (3M LIBOR + 3.25%), 07/22/23 (b)	1,485	1,492
		10,899
Consumer Staples 0.4%
JBS USA LLC
Term Loan B, 4.10%, (3M LIBOR + 2.50%), 10/30/22 (b)	5,062	4,969
Energy 0.4%
Chesapeake Energy Corp.
Term Loan, 8.95%, (3M LIBOR + 7.50%), 08/25/21 (b)	2,558	2,719
TEX Operations Co. LLC
Term Loan C, 4.08%, (3M LIBOR + 2.50%), 08/04/23 (b)	152	153
Term Loan B, 4.10%, (3M LIBOR + 2.50%), 08/04/23 (b)	860	865
Traverse Midstream Partners LLC
Term Loan, 5.33%, (3M LIBOR + 4.00%), 09/21/24 (b)	822	833
		4,570
Financials 0.0%
BCP Renaissance Parent LLC
Term Loan B, 5.38%, (3M LIBOR + 4.00%), 09/20/24 (b)	565	572

See accompanying Notes to Financial Statements.

213

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Health Care 0.1%
Valeant Pharmaceuticals International Inc.
Term Loan B, 4.94%, (3M LIBOR + 3.50%), 03/13/22 (b)	866	877
Industrials 0.2%
Gol LuxCo SA
1st Lien Term Loan, 6.50%, 08/18/20 (e)	3,100	3,170
Materials 0.1%
BWAY Holding Co.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 03/22/24 (b)	1,095	1,098
Telecommunication Services 0.4%
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/31/25 (b)	3,000	2,890
Lumos Networks Operating Co.
1st Lien Term Loan B, 4.60%, (3M LIBOR + 3.25%), 10/26/24 (b)	127	128
Term Loan, 0.00%, (3M LIBOR + 3.25%), 10/27/24 (b) (n)	125	125
Sprint Communications Inc.
Term Loan B, 3.88%, (3M LIBOR + 2.50%), 02/29/24 (b)	2,084	2,083
		5,226
Utilities 0.2%
Talen Energy Supply LLC
Term Loan B-1, 5.35%, (3M LIBOR + 4.00%), 07/15/23 (b)	3,119	3,137
Total Senior Loan Interests (cost $34,477)		34,518
GOVERNMENT AND AGENCY OBLIGATIONS 36.0%
Commercial Mortgage-Backed Securities 0.4%
Freddie Mac Multifamily Aggregation Risk Transfer
Series 2017-A-KT01, REMIC, 1.87%, (1M US LIBOR +/- MBS spread), 02/25/20 (b)	4,645	4,659
Mortgage-Backed Securities 18.5%
Federal Home Loan Mortgage Corp.
2.50%, 08/01/31	1,686	1,687
2.50%, 02/01/32	2,752	2,752
5.00%, 02/01/38 - 11/01/41	2,554	2,770
3.50%, 04/01/42 - 10/01/47	8,859	9,120
4.00%, 03/01/43 - 02/01/47	9,525	9,989
4.50%, 03/01/42 - 09/01/46	6,151	6,574
3.00%, 07/01/45 - 11/01/46	17,024	17,061
4.00%, 08/01/46	853	893
3.00%, 08/01/43 - 11/01/46	5,529	5,540
Federal National Mortgage Association
3.00%, 08/01/30 - 11/01/46	10,807	10,899
2.50%, 01/01/31 - 11/01/32	6,679	6,680
5.50%, 03/01/35 - 08/01/38	1,453	1,609
4.50%, 08/01/40 - 08/01/44	9,087	9,751
5.00%, 06/01/35 - 05/01/42	2,659	2,879
3.08%, (12M US LIBOR +/- MBS spread), 04/01/45 (b)	2,023	2,066
3.50%, 01/01/46 - 05/01/46	3,618	3,719
3.00%, 09/01/30 - 01/01/47	17,947	18,037
4.50%, 08/01/46	3,754	4,004
3.50%, 01/01/42 - 11/01/46	31,601	32,523
4.00%, 04/01/44 - 08/01/47	33,881	35,468
Government National Mortgage Association
5.00%, 08/20/41 - 01/20/43	1,051	1,143
2.50%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 05/20/43 (b)	670	685
3.50%, 08/20/42 - 05/20/47	13,787	14,295
4.00%, 05/20/44 - 02/20/47	4,840	5,080
3.00%, 07/20/45	5,955	6,019
3.50%, 08/20/46 - 09/20/46	11,632	12,038
3.00%, 07/15/45 - 12/20/46	10,913	11,024
		234,305
Municipal 0.4%
Port Authority of New York & New Jersey
4.46%, 10/01/62	1,490	1,721
	Shares/Par[1]	Value
State of California Department of Water Resources
1.71%, 05/01/21	2,732	2,685
		4,406
Sovereign 0.5%
Bank of England Euro Note
1.75%, 03/06/20 (a)	6,940	6,889
U.S. Treasury Securities 16.2%
U.S. Treasury Bond
3.75%, 08/15/41	9,848	11,664
3.13%, 11/15/41	8,720	9,369
2.50%, 02/15/45 - 02/15/46	12,125	11,552
U.S. Treasury Note
1.63%, 04/30/19 - 05/31/23	27,822	27,222
1.38%, 02/29/20 - 04/30/20	16,710	16,506
1.50%, 05/31/19 - 08/15/26	23,693	23,102
2.00%, 11/15/21 - 02/15/22	21,692	21,586
1.88%, 04/30/22	14,930	14,750
2.75%, 02/15/24	21,579	22,142
2.50%, 05/15/24	15,150	15,320
2.25%, 11/15/25	32,020	31,730
		204,943
Total Government And Agency Obligations (cost $457,762)		455,202
PREFERRED STOCKS 0.1%
Energy 0.1%
NuStar Logistics LP, 7.63%, (callable at 25 beginning 02/05/18)	24	600
Total Preferred Stocks (cost $619)		600
SHORT TERM INVESTMENTS 3.7%
Investment Companies 2.4%
JNL Government Money Market Fund - Institutional Class, 1.16% (o) (p)	29,655	29,655
Securities Lending Collateral 1.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (p)	16,542	16,542
Total Short Term Investments (cost $46,197)		46,197
Total Investments 100.5% (cost $1,254,963)		1,269,511
Other Derivative Instruments (0.0)%		(179)
Other Assets and Liabilities, Net (0.5)%		(5,704)
Total Net Assets 100.0%		$1,263,628

(a)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $284,561 and 22.5%, respectively.

(b)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f)   Perpetual security. Next contractual call date presented, if applicable.

See accompanying Notes to Financial Statements.

214

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Shares/Par[1]	Value

(g)  The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(h)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(i)   All or portion of the security was on loan.

(j)   Convertible security.

(k)  Non-income producing security.

(l)   Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(m)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(n)  This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(o)  Investment in affiliate.

(p)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/S&P International 5 Fund
COMMON STOCKS 98.4%
Australia 7.6%
AMP Ltd.	54	$219
Aurizon Holdings Ltd.	49	189
Caltex Australia Ltd.	9	240
CIMIC Group Ltd.	6	248
Coca-Cola Amatil Ltd.	22	148
Flight Centre Ltd. (a)	8	274
Fortescue Metals Group Ltd.	38	146
GPT Group	47	188
Harvey Norman Holdings Ltd.	46	150
Insurance Australia Group Ltd.	43	240
Macquarie Group Ltd.	3	230
Mirvac Group	117	215
QBE Insurance Group Ltd.	20	167
Stockland	54	188
Suncorp Group Ltd.	19	207
Telstra Corp. Ltd.	52	148
Vicinity Centres	87	185
Wesfarmers Ltd.	6	206
		3,588
Belgium 0.8%
AGEAS	8	396
Canada 8.2%
Barrick Gold Corp.	18	260
CGI Group Inc. - Class A (b)	7	392
Finning International Inc.	6	154
H&R REIT	6	109
Loblaw Cos. Ltd.	4	212
Metro Inc.	7	221
Restaurant Brands International Inc.	4	234
RioCan REIT	6	109
Rogers Communications Inc. - Class B	8	398
Royal Bank of Canada	5	372
Saputo Inc.	5	166
Sun Life Financial Inc.	9	377
Teck Resources Ltd. - Class B	17	440
West Fraser Timber Co. Ltd.	4	241
Yamana Gold Inc. (a)	59	185
		3,870
Denmark 2.0%
Danske Bank A/S	9	356
Pandora A/S	3	289
Vestas Wind Systems A/S	4	289
		934
Finland 3.3%
Metso Oyj	5	158
Neste Oil Oyj	8	542
Stora Enso Oyj - Class R	29	457
UPM-Kymmene Oyj	13	403
		1,560
France 7.7%
AXA SA	13	390
	Shares/Par[1]	Value
Bureau Veritas SA	7	200
Capgemini SA	4	429
CNP Assurances SA	7	169
Electricite de France SA	21	269
Klepierre	8	364
Publicis Groupe SA	5	313
Renault SA	3	349
Schneider Electric SE	5	386
Unibail-Rodamco SE	1	340
Vinci SA	4	440
		3,649
Germany 4.1%
Allianz SE	2	411
Deutsche Telekom AG	18	316
Evonik Industries AG	9	324
Hannover Rueck SE	2	231
Muenchener Rueckversicherungs AG	2	354
Siemens AG	2	332
		1,968
Hong Kong 2.2%
CK Hutchison Holdings Ltd.	16	201
HKT Trust	145	185
Li & Fung Ltd.	394	216
New World Development Ltd. (a)	140	210
PCCW Ltd.	291	169
Swire Pacific Ltd. - Class A	9	79
		1,060
Israel 0.4%
Delek Group Ltd.	—	32
Mizrahi Tefahot Bank Ltd.	9	160
		192
Italy 4.1%
A2A SpA	99	184
Assicurazioni Generali SpA	21	387
Atlantia SpA	13	416
Banca Mediolanum SpA	32	273
Enel SpA	71	440
Poste Italiane SpA	32	243
		1,943
Japan 22.9%
Amada Co. Ltd.	10	140
Ashikaga Holdings Co. Ltd.	26	112
Astellas Pharma Inc.	20	250
Bridgestone Corp.	7	307
Canon Inc.	9	336
China Bank Ltd.	33	275
Daiichi Sankyo Co. Ltd.	12	300
Denso Corp.	6	354
Electric Power Development Co. Ltd.	7	197
Hino Motors Ltd.	20	257
Honda Motor Co. Ltd.	8	288
ITOCHU Corp.	18	338
Japan Airlines Co. Ltd.	8	313
Kajima Corp.	36	347
Komatsu Ltd.	11	407
Konica Minolta Holdings Inc.	24	234
Kuraray Co. Ltd.	15	288
Lawson Inc.	4	253
Marubeni Corp.	41	295
Mizuho Financial Group Inc.	142	258
MS&AD Insurance Group Holdings	8	264
NEC Corp.	11	287
Nippon Telegraph & Telephone Corp.	6	292
NTT DoCoMo Inc.	11	258
Obayashi Corp.	19	224
Panasonic Corp.	24	353
Resona Holdings Inc.	47	283
SBI Holdings Inc.	8	174
Sega Sammy Holdings Inc.	12	144
Seiko Epson Corp.	12	278
Sekisui House Ltd.	14	260
Sumitomo Chemical Co. Ltd.	47	338
Sumitomo Heavy Industries Ltd.	7	279

See accompanying Notes to Financial Statements.

215

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Sumitomo Mitsui Financial Group Inc.	7	293
Sumitomo Mitsui Trust Holdings Inc.	7	290
Sumitomo Rubber Industries Inc.	14	260
Takeda Pharmaceutical Co. Ltd.	6	318
Teijin Ltd.	14	305
United Urban Investment Corp.	—	104
Yamada Denki Co. Ltd.	34	186
Yokohama Rubber Co. Ltd.	6	145
		10,884
Netherlands 5.5%
Aegon NV	58	372
ING Groep NV	22	412
Koninklijke Philips Electronics NV	10	388
Koninklijke Vopak NV	7	289
Reed Elsevier NV	17	400
Unilever NV - CVA	7	366
Wolters Kluwer NV	8	391
		2,618
Norway 1.2%
Telenor ASA	19	407
TGS Nopec Geophysical Co. ASA	6	148
		555
Portugal 0.5%
Energias de Portugal SA	68	236
Singapore 1.0%
CapitaMall Trust	64	102
Hutchison Port Holdings Trust	229	95
Oversea-Chinese Banking Corp. Ltd.	29	267
		464
South Korea 4.0%
Hanon Systems	11	141
Hotel Shilla Co. Ltd.	4	341
Samsung C&T Corp.	2	212
Samsung Electronics Co. Ltd.	—	277
Samsung Fire & Marine Insurance Co. Ltd.	1	217
Samsung Life Insurance Co. Ltd.	2	225
SK C&C Co. Ltd.	1	251
SK Telecom Co. Ltd.	1	238
		1,902
Spain 4.9%
ACS Actividades de Construccion y Servicios SA	9	352
Aena SME SA	2	437
Banco Santander SA	58	380
CaixaBank SA	90	421
Gas Natural SDG SA	14	333
Repsol SA	22	382
		2,305
Sweden 4.6%
Alfa Laval AB	17	407
BillerudKorsnas AB	9	150
Electrolux AB - Class B	12	370
Nordea Bank AB	26	319
Skandinaviska Enskilda Banken AB - Class A	27	316
Skanska AB - Class B	13	268
SKF AB - Class B	16	363
		2,193
Switzerland 1.4%
ABB Ltd.	14	366
Swiss Re AG	3	321
		687
United Kingdom 12.0%
Admiral Group Plc	12	329
Aviva Plc	49	337
BHP Billiton Plc	19	384
Carnival Plc	6	374
Experian Plc	15	341
HSBC Holdings Plc	38	396
International Game Technology Plc	8	206
Kingfisher Plc	76	347
Mondi Plc	13	343
Old Mutual Plc	101	316
	Shares/Par[1]	Value
Petrofac Ltd.	25	176
Relx Plc	16	386
Rio Tinto Plc	7	394
St. James's Place Plc	10	167
Standard Life Aberdeen Plc	92	542
TUI AG	15	306
Unilever Plc	6	359
		5,703
Total Common Stocks (cost $39,959)		46,707
RIGHTS 0.0%
Spain 0.0%
Repsol SA (b)	21	10
Total Rights (cost $10)		10
SHORT TERM INVESTMENTS 1.2%
Investment Companies 0.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	231	231
Securities Lending Collateral 0.7%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	337	337
Treasury Securities 0.0%
U.S. Treasury Bill
1.30%, 03/08/18 (e) (f)	10	10
Total Short Term Investments (cost $578)		578
Total Investments 99.6% (cost $40,547)		47,295
Other Assets and Liabilities, Net 0.4%		174
Total Net Assets 100.0%		$47,469

(a)  All or portion of the security was on loan.

(b)  Non-income producing security.

(c)   Investment in affiliate.

(d)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(e)   All or a portion of the security is pledged or segregated as collateral.

(f)  The coupon rate represents the yield to maturity.

JNL/T. Rowe Price Established Growth Fund
COMMON STOCKS 98.5%
Consumer Discretionary 16.9%
Airbnb Inc. - Class E (a) (b) (c) (d)	85	$9,566
Amazon.com Inc. (a)	461	539,523
Aptiv Plc	333	28,257
Caesars Entertainment Corp. (a)	4,071	51,496
Dollar General Corp.	386	35,888
Dollarama Inc.	251	31,431
Ferrari NV	569	59,642
Home Depot Inc.	98	18,517
Marriott International Inc. - Class A	179	24,266
MGM Resorts International	641	21,390
Netflix Inc. (a)	412	79,107
Nike Inc. - Class B	460	28,792
Priceline Group Inc. (a)	192	333,326
Restaurant Brands International Inc.	780	47,970
Tesla Inc. (a) (e)	355	110,494
Yum! Brands Inc.	823	67,173
		1,486,838
Consumer Staples 2.2%
British American Tobacco Plc	726	49,253
Kraft Heinz Foods Co.	315	24,510
Philip Morris International Inc.	1,127	119,066
		192,829
Financials 5.9%
Chubb Ltd.	479	69,952
First Republic Bank	320	27,738
Intercontinental Exchange Inc.	1,118	78,893
JPMorgan Chase & Co.	877	93,786
Morgan Stanley	2,167	113,718
State Street Corp.	454	44,354
TD Ameritrade Holding Corp.	1,816	92,839
WeWork Co. - Class A (a) (b) (c) (d)	6	276
		521,556

See accompanying Notes to Financial Statements.

216

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Health Care 15.5%
Aetna Inc.	74	13,366
Alexion Pharmaceuticals Inc. (a)	800	95,609
Alnylam Pharmaceuticals Inc. (a)	291	37,004
Anthem Inc.	425	95,652
Becton Dickinson & Co.	684	146,330
Biogen Inc. (a)	200	63,789
Celgene Corp. (a)	315	32,863
Centene Corp. (a)	369	37,172
CIGNA Corp.	449	91,144
Danaher Corp.	444	41,240
Humana Inc.	150	37,204
Incyte Corp. (a)	476	45,063
Intuitive Surgical Inc. (a)	331	120,941
Merck & Co. Inc.	398	22,390
Stryker Corp.	861	133,379
UnitedHealth Group Inc.	919	202,691
Vertex Pharmaceuticals Inc. (a)	866	129,756
Zoetis Inc. - Class A	238	17,138
		1,362,731
Industrials 11.2%
Acuity Brands Inc.	459	80,840
American Airlines Group Inc.	2,249	117,016
Boeing Co.	777	229,255
Equifax Inc.	588	69,326
Fortive Corp.	935	67,651
Fortune Brands Home & Security Inc.	682	46,644
Honeywell International Inc.	621	95,237
Illinois Tool Works Inc.	399	66,607
Roper Industries Inc.	309	79,969
TransUnion LLC (a)	1,128	61,995
United Continental Holdings Inc. (a)	569	38,373
Wabtec Corp. (e)	364	29,598
		982,511
Information Technology 41.5%
Alibaba Group Holding Ltd. - ADS (a)	1,402	241,741
Alphabet Inc. - Class A (a)	212	223,426
Alphabet Inc. - Class C (a)	234	244,591
Apple Inc.	3,218	544,541
ASML Holding NV - ADR	153	26,664
Electronic Arts Inc. (a)	738	77,534
Facebook Inc. - Class A (a)	2,034	358,988
Fidelity National Information Services Inc.	676	63,643
Fiserv Inc. (a)	520	68,191
Intuit Inc.	771	121,663
MasterCard Inc. - Class A	1,123	169,992
Microsoft Corp.	4,437	379,575
PayPal Holdings Inc. (a)	1,884	138,705
Red Hat Inc. (a)	289	34,685
Salesforce.com Inc. (a)	1,092	111,605
ServiceNow Inc. (a)	547	71,274
Symantec Corp.	3,992	112,012
Tencent Holdings Ltd.	2,161	112,411
Vantiv Inc. - Class A (a) (e)	1,136	83,575
Visa Inc. - Class A	1,938	220,959
VMware Inc. - Class A (a) (e)	820	102,734
Workday Inc. - Class A (a)	625	63,563
Xilinx Inc.	1,172	79,007
		3,651,079
Real Estate 3.0%
American Tower Corp.	518	73,876
Crown Castle International Corp.	1,515	168,142
Equinix Inc.	39	17,876
		259,894
Telecommunication Services 0.6%
T-Mobile US Inc. (a)	742	47,124
Utilities 1.7%
American Water Works Co. Inc.	485	44,373
NextEra Energy Inc.	414	64,631
Sempra Energy	388	41,469
		150,473
Total Common Stocks (cost $6,394,161)		8,655,035
	Shares/Par[1]	Value
PREFERRED STOCKS 0.6%
Consumer Discretionary 0.2%
Airbnb Inc. - Series D (a) (b) (c) (d)	167	18,831
Financials 0.1%
WeWork Co. - Series E (a) (b) (c) (d)	152	6,967
Industrials 0.1%
Beijing Xiaoju Kuaizhi Co. Ltd. - Series A-17 (a) (b) (c) (d)	246	12,541
Information Technology 0.2%
Dropbox Inc. - Series A (a) (b) (c) (d)	437	4,910
Flipkart Ltd. - Series E (a) (b) (c) (d)	9	818
Flipkart Ltd. - Series H (a) (b) (c) (d)	40	5,581
Flipkart Ltd. (a) (b) (c) (d)	8	729
Flipkart Ltd. - Series G (a) (b) (c) (d)	43	5,061
Flipkart Ltd. - Series A (a) (b) (c) (d)	3	249
Flipkart Ltd. - Series C (a) (b) (c) (d)	5	440
		17,788
Total Preferred Stocks (cost $40,575)		56,127
CORPORATE BONDS AND NOTES 0.2%
Consumer Discretionary 0.2%
Caesars Entertainment Corp.
5.00%, 10/01/24 (e) (f)	10,449	20,238
Total Corporate Bonds And Notes (cost $19,174)		20,238
SHORT TERM INVESTMENTS 1.7%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 1.16% (g) (h)	6,000	6,000
T. Rowe Price Government Reserve Fund, 1.23% (g) (h)	47,453	47,453
		53,453
Securities Lending Collateral 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (h)	96,611	96,611
Total Short Term Investments (cost $150,064)		150,064
Total Investments 101.0% (cost $6,603,974)		8,881,464
Other Assets and Liabilities, Net (1.0)%		(89,844)
Total Net Assets 100.0%		$8,791,620

(a)  Non-income producing security.

(b)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e)  All or portion of the security was on loan.

(f)  Convertible security.

(g)   Investment in affiliate.

(h)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/T. Rowe Price Mid-Cap Growth Fund
COMMON STOCKS 94.5%
Consumer Discretionary 14.5%
ARAMARK Corp.	853	$36,457
Burlington Stores Inc. (a)	265	32,603
Carmax Inc. (a)	571	36,618
Dollar General Corp.	970	90,220
Dunkin' Brands Group Inc.	462	29,785
Expedia Inc.	222	26,589
Ferrari NV	180	18,871
Limited Brands Inc.	220	13,248
Marriott International Inc. - Class A	577	78,316
MGM Resorts International	1,277	42,639
Michaels Cos. Inc. (a)	880	21,287
Norwegian Cruise Line Holdings Ltd. (a)	1,499	79,822

See accompanying Notes to Financial Statements.

217

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
O'Reilly Automotive Inc. (a)	176	42,335
PVH Corp.	160	21,954
Royal Caribbean Cruises Ltd.	178	21,232
ServiceMaster Global Holdings Inc. (a)	453	23,212
Tapestry Inc.	2,029	89,743
TripAdvisor Inc. (a) (b)	408	14,060
Ulta Beauty Inc. (a)	92	20,577
Vail Resorts Inc.	150	31,870
		771,438
Consumer Staples 2.1%
Casey's General Stores Inc.	281	31,455
ConAgra Brands Inc.	622	23,431
Sprouts Farmers Market Inc. (a)	1,062	25,860
TreeHouse Foods Inc. (a)	618	30,566
		111,312
Energy 1.3%
ARC Resources Ltd. (b)	913	10,740
Centennial Resource Development Inc. - Class A (a)	846	16,751
Concho Resources Inc. (a)	265	39,808
		67,299
Financials 9.3%
CBOE Global Markets Inc.	528	65,783
Fidelity National Financial Inc.	1,938	76,047
Fifth Third Bancorp	881	26,730
KKR & Co. LP	747	15,728
MarketAxess Holdings Inc.	78	15,848
MSCI Inc.	178	22,524
Oaktree Capital Group LLC - Class A	197	8,278
Progressive Corp.	1,319	74,286
SLM Corp. (a)	1,693	19,131
TD Ameritrade Holding Corp.	1,459	74,599
Webster Financial Corp.	276	15,500
WeWork Co. - Class A (a) (c) (d) (e)	66	3,009
Willis Towers Watson Plc	526	79,263
		496,726
Health Care 18.3%
Acadia HealthCare Co. Inc. (a) (b)	493	16,087
Agilent Technologies Inc.	1,237	82,842
Alkermes Plc (a)	975	53,362
Alnylam Pharmaceuticals Inc. (a)	311	39,513
athenahealth Inc. (a)	82	10,909
Bioverativ Inc. (a)	220	11,862
Bruker Corp.	1,576	54,082
Catalent Inc. (a)	1,062	43,627
Cooper Cos. Inc.	353	76,912
Dentsply Sirona Inc.	488	32,125
DexCom Inc. (a)	312	17,906
Envision Healthcare Corp. (a)	1,239	42,820
Henry Schein Inc. (a)	443	30,957
Hologic Inc. (a)	2,121	90,673
Idexx Laboratories Inc. (a)	62	9,696
Illumina Inc. (a)	133	29,059
Incyte Corp. (a)	199	18,823
Intuitive Surgical Inc. (a)	36	13,138
IQVIA Holdings Inc. (a)	311	30,447
MEDNAX Inc. (a)	710	37,942
Sage Therapeutics Inc. (a)	5	824
Seattle Genetics Inc. (a)	218	11,663
Teleflex Inc.	486	120,926
TESARO Inc. (a) (b)	64	5,304
Veeva Systems Inc. - Class A (a)	220	12,162
Vertex Pharmaceuticals Inc. (a)	132	19,781
West Pharmaceutical Services Inc.	265	26,148
Zoetis Inc. - Class A	441	31,770
		971,360
Industrials 20.8%
Acuity Brands Inc.	137	24,112
Allegion Plc	529	42,087
Ardagh Group SA - Class A	92	1,941
BWX Technologies Inc.	291	17,581
Colfax Corp. (a)	840	33,288
Equifax Inc.	265	31,249
Fortive Corp.	663	47,968
	Shares/Par[1]	Value
Gardner Denver Holdings Inc. (a)	605	20,528
Harris Corp.	529	74,933
HD Supply Holdings Inc. (a)	1,058	42,352
IDEX Corp.	647	85,412
IHS Markit Ltd. (a)	802	36,210
JB Hunt Transport Services Inc.	122	14,028
Kansas City Southern	310	32,618
KAR Auction Services Inc.	698	35,256
Maxar Technologies Ltd.	497	31,954
Rockwell Collins Inc.	87	11,799
Roper Industries Inc.	353	91,427
Sensata Technologies Holding NV (a)	1,659	84,791
Textron Inc.	2,092	118,386
TransUnion LLC (a)	736	40,451
United Continental Holdings Inc. (a)	440	29,656
Verisk Analytics Inc. (a)	546	52,416
Waste Connections Inc.	799	56,681
Xylem Inc.	663	45,217
		1,102,341
Information Technology 22.9%
Atlassian Corp. Plc - Class A (a)	642	29,224
Black Knight Inc. (a)	794	35,055
CDK Global Inc.	409	29,153
Coherent Inc. (a)	79	22,295
CoreLogic Inc. (a)	888	41,034
Corning Inc.	176	5,630
CoStar Group Inc. (a)	90	26,844
CSRA Inc.	1,099	32,882
Dropbox Inc. - Class B (a) (c) (d) (e)	42	476
Electronic Arts Inc. (a)	336	35,300
Fidelity National Information Services Inc.	308	28,980
Fiserv Inc. (a)	706	92,578
FleetCor Technologies Inc. (a)	176	33,868
Gartner Inc. (a)	177	21,798
Global Payments Inc.	574	57,538
Guidewire Software Inc. (a)	218	16,189
IAC/InterActiveCorp. (a)	358	43,776
Keysight Technologies Inc. (a)	1,768	73,549
KLA-Tencor Corp.	132	13,869
Marvell Technology Group Ltd.	1,912	41,051
Match Group Inc. (a) (b)	448	14,027
Microchip Technology Inc. (b)	1,057	92,889
Microsemi Corp. (a)	305	15,753
National Instruments Corp.	355	14,779
Red Hat Inc. (a)	532	63,893
ServiceNow Inc. (a)	90	11,735
Shopify Inc. - Class A (a)	109	11,009
Splunk Inc. (a)	393	32,556
SS&C Technologies Holdings Inc.	703	28,457
SurveyMonkey Inc. (a) (c) (d) (e)	41	392
Symantec Corp.	1,058	29,687
Tableau Software Inc. - Class A (a)	317	21,936
Vantiv Inc. - Class A (a)	884	65,018
VeriSign Inc. (a) (b)	264	30,212
Workday Inc. - Class A (a)	413	42,019
Xilinx Inc.	791	53,329
Zillow Group Inc. - Class A (a)	98	3,992
Zillow Group Inc. - Class C (a) (b)	98	4,010
		1,216,782
Materials 5.3%
Air Products & Chemicals Inc.	353	57,920
Ashland Global Holdings Inc.	285	20,292
Ball Corp.	1,593	60,295
Franco-Nevada Corp.	357	28,542
Martin Marietta Materials Inc.	132	29,177
RPM International Inc.	701	36,746
Valvoline Inc.	1,944	48,717
		281,689
Total Common Stocks (cost $3,702,673)		5,018,947
PREFERRED STOCKS 0.3%
Financials 0.2%
WeWork Co. - Series D-2 (a) (c) (d) (e)	122	5,606

See accompanying Notes to Financial Statements.

218

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
WeWork Co. - Series D-1 (a) (c) (d) (e)	156	7,135
		12,741
Information Technology 0.1%
Dropbox Inc. - Series C (a) (c) (d) (e)	25	284
Dropbox Inc. - Series A (a) (c) (d) (e)	52	591
Dropbox Inc. - Series A-1 (a) (c) (d) (e) (f)	263	2,956
Flipkart Ltd. - Series D (a) (c) (d) (e)	9	778
		4,609
Total Preferred Stocks (cost $8,170)		17,350
SHORT TERM INVESTMENTS 5.9%
Investment Companies 5.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (g) (h)	3,809	3,809
T. Rowe Price Government Reserve Fund, 1.23% (g) (h)	271,264	271,264
		275,073
Securities Lending Collateral 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (h)	36,293	36,293
Total Short Term Investments (cost $311,366)		311,366
Total Investments 100.7% (cost $4,022,209)		5,347,663
Other Assets and Liabilities, Net (0.7)%		(35,587)
Total Net Assets 100.0%		$5,312,076

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f)  Convertible security.

(g)  Investment in affiliate.

(h)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/T. Rowe Price Short-Term Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 29.6%
Allegro CLO Ltd.
Series 2015-AR-IA, 0.00%, (3M US LIBOR + 0.84%), 07/25/27 (a) (b) (c)	3,110	$3,110
Ally Auto Receivables Trust
Series 2014-C-1, 2.04%, 02/15/18	415	415
Series 2014-D-1, 2.48%, 02/15/18	415	415
Series 2015-C-2, 2.41%, 01/15/19 (c)	2,985	2,984
Series 2016-D-1, 2.84%, 06/17/19	1,035	1,037
Series 2017-C-2, 2.46%, 09/15/22	395	392
Series 2017-D-2, 2.93%, 11/15/23	550	546
Ally Master Owner Trust
Series 2015-A-3, 1.63%, 05/15/18	8,755	8,749
Series 2017-A1-3, 1.91%, (1M US LIBOR + 0.43%), 06/15/20 (a)	815	816
Series 2017-A-2, 1.82%, (1M US LIBOR + 0.34%), 06/15/21 (a)	1,085	1,086
ALM XIV Ltd.
Series 2014-A1R-14A, 2.53%, (3M US LIBOR + 1.15%), 07/28/26 (a) (c)	1,140	1,142
Series 2014-A2R-14A, 2.93%, (3M US LIBOR + 1.55%), 07/28/26 (a) (c)	1,290	1,294
AmeriCredit Automobile Receivables Trust
Series 2014-E-4, 3.66%, 11/08/18	845	852
Series 2014-B-2, 1.60%, 07/08/19	77	77
Series 2015-D-3, 3.34%, 07/08/19	1,840	1,850
Series 2015-A3-1, 1.26%, 11/08/19	94	94
Series 2015-A3-2, 1.27%, 01/08/20	371	371
Series 2015-A3-4, 1.70%, 07/08/20	1,104	1,103
Series 2016-D-3, 2.71%, 08/08/20	2,130	2,115
Series 2016-A3-1, 1.81%, 10/08/20	470	470
	Shares/Par[1]	Value
Series 2015-D-2, 3.00%, 06/08/21	1,440	1,449
Series 2016-A3-4, 1.53%, 07/08/21	2,430	2,415
Series 2014-E-1, 3.58%, 08/09/21 (c)	1,040	1,046
Series 2014-E-2, 3.37%, 11/08/21 (c)	2,170	2,183
Series 2017-B-3, 2.24%, 06/19/23	1,040	1,029
Series 2017-C-3, 2.69%, 06/19/23	1,105	1,105
Series 2014-C-3, REMIC, 2.58%, 08/08/18	815	818
Series 2014-D-3, REMIC, 3.13%, 09/08/18	2,565	2,589
Series 2014-E-3, REMIC, 3.72%, 09/08/18 (c)	860	869
ARI Fleet Lease Trust
Series 2015-A2-A, 1.11%, 11/15/18 (c)	104	104
Series 2015-A3-A, 1.67%, 09/15/23 (c)	3,780	3,773
Series 2016-A2-A, 1.82%, 07/15/24 (c)	1,779	1,778
Series 2017-A2-A, 1.91%, 04/15/26 (c)	780	778
Ascentium Equipment Receivables LLC
Series 2015-A3-2A, 1.93%, 03/11/19 (c)	2,429	2,429
Series 2017-A3-2A, 2.31%, 12/10/21 (c)	2,305	2,292
Ascentium Equipment Receivables Trust
Series 2016-A2-2A, 1.46%, 10/10/18 (c)	471	470
Series 2017-A2-1A, 1.87%, 07/10/19 (c)	915	914
Series 2017-A3-1A, 2.29%, 06/10/21 (c)	920	913
Series 2016-A2-1A, REMIC, 1.75%, 11/13/18 (c)	64	64
Avis Budget Rental Car Funding AESOP LLC
Series 2013-A-2A, 2.97%, 02/20/19 (c)	1,570	1,581
Series 2013-B-2A, 3.66%, 02/20/19 (c)	545	549
Series 2014-A-1A, 2.46%, 07/20/19 (c)	880	881
Series 2014-A-2A, 2.50%, 02/20/20 (c)	3,855	3,855
Series 2015-A-1A, 2.50%, 07/20/20 (c)	1,650	1,648
Series 2016-A-1A, 2.99%, 06/21/21 (c)	2,200	2,213
Babson CLO Ltd.
Series 2013-AR-IA, 0.00%, (3M US LIBOR + 0.80%), 01/20/28 (a) (c)	3,900	3,899
BAMLL Commercial Mortgage Securities Trust
Series 2014-A-IP, REMIC, 2.72%, 06/15/18 (a) (c)	3,470	3,466
Bayview Mortgage Fund IVC Trust
Series 2017-A-RT3, 3.50%, 01/28/58 (a) (c)	4,919	5,023
Bayview Opportunity Master Fund IVA Trust
Series 2017-A-SPL5, 3.50%, 06/28/57 (a) (c)	4,173	4,259
Bayview Opportunity Master Fund IVB Trust
Series 2017-A-SPL4, 3.50%, 01/25/55 (a) (c)	1,513	1,543
BMW Vehicle Lease Trust
Series 2016-A4-1, 1.51%, 08/20/18	1,790	1,786
Series 2016-A3-2, 1.43%, 02/20/19	1,370	1,365
Series 2017-A3-2, 2.07%, 02/20/20	1,135	1,132
BX Trust
Series 2017-B-IMC, 2.65%, (1M US LIBOR + 1.40%), 10/15/19 (a) (c)	3,845	3,846
Series 2017-D-IMC, 3.50%, (1M US LIBOR + 2.25%), 10/15/19 (a) (c)	1,210	1,212
California Republic Auto Receivables Trust
Series 2015-B-1, 2.51%, 05/15/19	785	783
Capital Auto Receivables Asset Trust
Series 2015-A3-2, 1.73%, 08/15/18	763	763
Series 2016-A3-3, 1.54%, 02/20/19	770	768
Series 2015-A2-4, 1.62%, 03/20/19	262	262
Series 2013-D-4, 3.22%, 05/20/19	606	606
Series 2016-A4-2, 1.63%, 07/20/19	1,165	1,156
Series 2015-A3-3, 1.94%, 01/21/20	2,078	2,079
Series 2016-A3-1, 1.73%, 04/20/20	1,442	1,440
Series 2017-B-1, 2.43%, 05/20/22 (c)	385	383
Series 2013-E-4, 3.83%, 07/20/22 (c)	740	741
Series 2017-C-1, 2.70%, 09/20/22 (c)	620	619
Series 2014-E-1, 4.09%, 09/22/22 (c)	680	684
Carlyle Global Market Strategies CLO Ltd.
Series 2014-AR-2A, 2.67%, 05/15/25 (c)	3,205	3,218
Series 2015-AR-1A, 2.36%, (3M US LIBOR + 1.00%), 04/20/27 (a) (c)	2,415	2,418
CarMax Auto Owner Trust
Series 2014-B-1, 1.69%, 08/15/19	325	325
Series 2014-C-1, 1.93%, 11/15/19	460	460
Series 2016-A3-4, 1.40%, 08/15/21	2,555	2,528
Series 2017-C-4, 2.70%, 10/15/21	530	526
CCG Receivables Trust
Series 2015-A2-1, 1.46%, 11/14/18 (c)	62	62

See accompanying Notes to Financial Statements.

219

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series 2015-B-1, 2.60%, 01/17/23 (c)	810	810
Chrysler Capital Auto Receivables Trust
Series 2016-A2-BA, 1.36%, 01/15/20 (c)	297	297
Series 2016-A3-BA, 1.64%, 07/15/21 (c)	790	786
Citigroup Commercial Mortgage Trust
Series 2014-A1-GC19, REMIC, 1.20%, 12/10/18	20	20
Series 2014-A1-GC21, REMIC, 1.24%, 03/10/19	670	665
Series 2014-A1-GC25, REMIC, 1.49%, 09/10/19	188	188
Series 2015-A1-GC27, REMIC, 1.35%, 11/10/19	954	945
Series 2015-A1-P1, REMIC, 1.65%, 04/15/20	828	821
Series 2015-A1-GC31, REMIC, 1.64%, 07/10/20	2,477	2,452
Series 2015-A1-GC33, REMIC, 1.64%, 08/10/20	1,248	1,234
CLNS Trust
Series 2017-A-IKPR, 2.23%, (1M US LIBOR + 0.80%), 06/11/22 (a) (c)	1,395	1,396
CNH Equipment Trust
Series 2014-A3-C, 1.05%, 05/15/18	327	326
Series 2016-A3-C, 1.44%, 06/15/20	1,650	1,635
Series 2015-A3-C, REMIC, 1.66%, 11/16/20	2,424	2,421
COLT Mortgage Loan Trust
Series 2017-A1-1, 2.61%, 05/27/47 (a) (c)	1,384	1,359
Series 2017-A3-1, 3.07%, 05/27/47 (a) (c)	206	204
Series 2017-A1A-2, REMIC, 2.41%, 10/25/47 (a) (c)	3,516	3,523
Series 2017-A2A-2, REMIC, 2.57%, 10/25/47 (a) (c)	1,497	1,499
Series 2017-A3A-2, REMIC, 2.77%, 10/25/47 (a) (c)	652	653
COMM Mortgage Trust
Series 2014-A1-UBS5, REMIC, 1.37%, 11/10/18	192	192
Series 2014-A1-CR17, REMIC, 1.28%, 12/10/18	425	423
Series 2014-A1-CR18, REMIC, 1.44%, 05/15/19	573	570
Series 2015-A1-CR26, REMIC, 1.60%, 04/10/20	1,871	1,854
Series 2015-A1-CR24, REMIC, 1.65%, 06/12/20	754	751
Series 2015-A1-CR25, REMIC, 1.74%, 07/10/20	1,749	1,736
Series 2016-A1-CR28, REMIC, 1.77%, 10/10/20	622	616
Series 2014-A-TWC, REMIC, 2.31%, (1M US LIBOR + 0.85%), 02/13/32 (a) (c)	1,280	1,281
Commercial Mortgage Pass-Through Certificates
Series 2014-A1-LC15, REMIC, 1.26%, 01/10/19	700	696
Series 2014-A1-UBS6, REMIC, 1.45%, 08/10/19	746	742
Series 2015-A2-LC23, REMIC, 3.22%, 10/10/20	4,595	4,667
Commercial Mortgage Trust
Series 2014-A1-UBS4, REMIC, 1.31%, 11/10/18	209	208
Series 2014-A1-LC17, REMIC, 1.38%, 12/10/18	438	436
Series 2014-A1-CR21, REMIC, 1.49%, 08/10/19	324	322
Series 2015-A1-CR22, REMIC, 1.57%, 10/10/19	440	437
CSAIL Commercial Mortgage Trust
Series 2015-A1-C1, REMIC, 1.68%, 10/18/19	374	372
Series 2015-A1-C3, REMIC, 1.72%, 05/15/20	1,588	1,575
Series 2016-A1-C5, REMIC, 1.75%, 07/17/20	730	724
Deephaven Residential Mortgage Trust
Series 2017-A1-3A, REMIC, 2.58%, 10/25/47 (a) (c)	3,075	3,075
Series 2017-A2-3A, REMIC, 2.71%, 10/25/47 (a) (c)	266	265
Series 2017-A3-3A, REMIC, 2.81%, 10/25/47 (a) (c)	251	250
Diamond Resorts Owner Trust
Series 2013-A-2, 2.27%, 05/20/26 (c)	454	453
Series 2014-A-1, 2.54%, 05/20/27 (c)	743	743
Series 2015-A-2, 2.99%, 05/22/28 (c)	595	589
Series 2015-A-1, REMIC, 2.73%, 07/20/27 (c)	550	546
Elara HGV Timeshare Issuer LLC
Series 2014-A-A, 2.53%, 02/25/27 (c)	505	494
Series 2017-A-A, 2.69%, 03/25/30 (c)	1,056	1,048
Enterprise Fleet Financing LLC
Series 2015-A2-2, 1.59%, 04/20/18 (c)	1,046	1,045
Series 2016-A2-1, 1.83%, 11/20/18 (c)	4,166	4,164
Series 2016-A2-2, 1.74%, 06/20/19 (c)	1,213	1,211
Series 2017-A2-1, 2.13%, 11/20/19 (c)	1,057	1,057
Series 2017-A2-2, 1.97%, 04/20/20 (c)	1,120	1,117
Series 2017-A2-3, 2.13%, 08/20/20 (c)	3,700	3,695
Series 2015-A2-1, 1.30%, 09/20/20 (c)	102	102
	Shares/Par[1]	Value
Fannie Mae Connecticut Avenue Securities
Series 2016-2M1-C01, 3.65%, (1M US LIBOR + 2.10%), 08/25/28 (a)	1,449	1,458
Series 2016-2M1-C07, 2.85%, (1M US LIBOR + 1.30%), 04/25/29 (a)	523	526
Series 2017-1M1-C01, 2.85%, (1M US LIBOR + 1.30%), 07/25/29 (a)	1,454	1,467
Series 2017-2M1-C02, 2.70%, (1M US LIBOR + 1.15%), 09/25/29 (a)	3,115	3,139
Series 2017-2M1-C04, 2.40%, (1M US LIBOR + 0.85%), 11/25/29 (a)	2,516	2,525
Series 2017-1M1-C03, REMIC, 2.50%, (1M US LIBOR + 0.95%), 10/25/29 (a)	3,413	3,432
Series 2017-1M1-C05, REMIC, 2.10%, (1M US LIBOR + 0.55%), 01/25/30 (a)	4,178	4,178
Series 2017-1M1-C06, REMIC, 2.30%, (1M US LIBOR + 0.75%), 02/25/30 (a)	3,137	3,142
Series 2017-2M1-C06, REMIC, 2.30%, (1M US LIBOR + 0.75%), 02/25/30 (a)	1,285	1,287
Ford Credit Auto Lease Trust
Series 2017-A4-A, 2.02%, 07/15/19	915	911
Ford Credit Auto Owner Trust
Series 2015-A3-C, 1.41%, 02/15/20	1,566	1,563
Ford Credit Floorplan Master Owner Trust
Series 2015-A1-1, 1.42%, 01/15/18	3,075	3,075
Series 2016-A1-3, 1.55%, 07/15/19	3,160	3,132
Series 2016-B-3, 1.75%, 07/15/19	1,170	1,157
Freddie Mac Structured Agency Credit Risk Debt Note
Series 2017-M1-DNA3, REMIC, 2.30%, (1M US LIBOR + 0.75%), 03/25/30 (a)	2,314	2,321
GM Financial Automobile Leasing Trust
Series 2015-A3-3, 1.69%, 03/20/19	3,967	3,965
Series 2016-A3-1, 1.64%, 06/20/19	3,885	3,880
Series 2015-D-1, 3.01%, 03/20/20	815	815
Series 2017-A4-1, 2.26%, 08/20/20	440	440
Series 2017-C-3, 2.73%, 09/20/21	780	772
GM Financial Consumer Automobile Receivables Trust
Series 2017-B-3A, 2.33%, 03/16/23 (c)	360	357
Series 2017-C-3A, 2.52%, 03/16/23 (c)	635	629
GMF Floorplan Owner Revolving Trust
Series 2015-A1-1, 1.65%, 05/15/18 (c)	2,815	2,813
Series 2015-C-1, 2.22%, 05/15/18 (c)	1,625	1,624
Series 2016-B-1, 2.41%, 05/15/19 (c)	845	843
Series 2016-C-1, 2.85%, 05/15/19 (c)	325	324
Series 2017-B-3, 2.26%, 08/15/19 (c)	805	799
Series 2017-C-3, 2.46%, 08/15/19 (c)	2,410	2,393
Series 2017-C-1, 2.97%, 01/15/20 (c)	1,560	1,562
Series 2017-C-2, 2.63%, 07/15/20 (c)	970	960
Great Wolf Trust
Series 2017-A-WOLF, 2.33%, (1M US LIBOR + 0.85%), 09/15/19 (a) (c)	1,745	1,746
Series 2017-C-WOLF, 2.80%, (1M US LIBOR + 1.32%), 09/15/19 (a) (c)	2,495	2,495
GreatAmerica Leasing Receivables Funding LLC
Series 2016-A3-1, 1.73%, 12/20/18 (c)	4,530	4,525
Series 2017-A2-1, 1.72%, 04/22/19 (c)	176	176
Series 2017-A3-1, 2.06%, 06/22/20 (c)	180	180
GS Mortgage Securities Trust
Series 2016-A1-GS3, 1.43%, 10/10/49	450	442
Series 2014-A1-GC22, REMIC, 1.29%, 05/10/19	566	561
Series 2015-A1-GC28, REMIC, 1.53%, 12/12/19	1,259	1,249
Series 2015-A1-GC32, REMIC, 1.59%, 04/10/20	1,475	1,461
Series 2014-2A1-EB1A, REMIC, 2.47%, 07/25/44 (a) (c)	445	440
Series 2014-A1-GC24, REMIC, 1.51%, 09/10/47	1,050	1,043
Hilton Grand Vacations Trust
Series 2014-A-AA, 1.77%, 11/25/26 (c)	778	765
Series 2017-A-AA, 2.66%, 12/27/28 (c)	578	574
HLA CLO
Series 2014-B1-3A, 3.00%, 10/22/25 (c)	1,960	1,962
Hospitality Mortgage Trust
Series 2017-A-HIT, REMIC, 2.26%, (1M US LIBOR + 0.85%), 05/08/19 (a) (c)	1,365	1,366
Hyundai Auto Lease Securitization Trust
Series 2016-A3-A, 1.60%, 06/15/18 (c)	1,989	1,988

See accompanying Notes to Financial Statements.

220

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series 2015-A3-B, 1.40%, 11/15/18 (c)	93	93
Series 2016-A4-C, 1.65%, 07/15/20 (c)	1,865	1,856
Hyundai Auto Receivables Trust
Series 2015-A3-A, 1.05%, 04/15/19	162	162
Series 2017-B-A, 2.38%, 04/17/23	875	868
John Deere Owner Trust
Series 2015-A3-A, 1.32%, 05/15/18	362	361
Series 2016-A3-A, 1.36%, 04/15/20	4,900	4,885
JPMBB Commercial Mortgage Securities Trust
Series 2014-A1-C21, REMIC, 1.32%, 03/15/19	261	260
Series 2014-A1-C23, REMIC, 1.65%, 08/15/19	362	361
Series 2014-A1-C24, REMIC, 1.54%, 09/15/19	193	192
Series 2014-A1-C26, REMIC, 1.60%, 10/15/19	1,773	1,765
Series 2015-A1-C27, REMIC, 1.41%, 12/15/19	1,224	1,210
Series 2015-A1-C28, REMIC, 1.45%, 01/15/20	3,052	3,019
Series 2015-A1-C32, REMIC, 1.51%, 04/15/20	752	743
Series 2015-A1-C29, REMIC, 1.63%, 04/15/20	982	972
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-A1-C20, REMIC, 1.27%, 03/15/19	367	365
JPMorgan Mortgage Trust
Series 2005-2A1-A4, REMIC, 3.69%, 07/25/35 (a)	79	81
KKR CLO 12 Ltd.
Series A1R-12, 2.41%, (3M US LIBOR + 1.05%), 07/15/27 (a) (c)	4,015	4,018
Kubota Credit Owner Trust
Series 2016-A3-1A, 1.50%, 07/15/20 (c)	655	650
Series 2015-A3-1A, REMIC, 1.54%, 03/15/19 (c)	1,240	1,240
Madison Park Funding XIV Ltd.
Series 2014-A2R-14A, 2.48%, (3M US LIBOR + 1.12%), 07/20/26 (a) (c)	2,815	2,823
Madison Park Funding XVIII Ltd.
Series 2015-A1R-18A, 2.55%, (3M US LIBOR + 1.19%), 10/21/30 (a) (c)	2,335	2,353
Mercedes-Benz Auto Lease Trust
Series 2016-A3-A, 1.52%, 04/16/18	3,510	3,508
MetLife Securitization Trust
Series 2017-A-1A, REMIC, 3.00%, 04/25/55 (a) (c)	1,628	1,638
Mill City Mortgage Loan Trust
Series 2016-A1-1, REMIC, 2.50%, 04/25/57 (c)	628	625
Series 2017-A1-2, REMIC, 2.75%, 07/25/59 (a) (c)	2,484	2,484
MMAF Equipment Finance LLC
Series 2014-A3-AA, 0.87%, 01/08/19 (c)	377	377
Series 2015-A3-AA, 1.39%, 10/16/19 (c)	314	313
Series 2017-A2-AA, 1.73%, 05/18/20 (c)	1,981	1,978
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-A1-C12, REMIC, 1.31%, 08/15/18	303	302
Series 2014-A1-C16, REMIC, 1.29%, 03/15/19	264	263
Series 2014-A1-C17, REMIC, 1.55%, 06/15/19	776	771
Series 2014-A1-C18, REMIC, 1.69%, 07/15/19	335	335
Series 2014-A1-C19, REMIC, 1.57%, 09/15/19	1,421	1,414
Series 2015-A1-C24, REMIC, 1.71%, 07/15/20	1,437	1,424
Series 2016-A1-C30, REMIC, 1.39%, 07/15/21	749	737
Morgan Stanley Capital I Trust
Series 2017-B-CLS, 2.10%, (1M US LIBOR + 0.85%), 11/15/19 (a) (c)	1,925	1,926
Series 2017-C-CLS, 2.25%, (1M US LIBOR + 1.00%), 11/15/19 (a) (c)	1,545	1,545
Series 2015-A1-MS1, REMIC, 1.64%, 07/15/20	1,662	1,650
MVW Owner Trust
Series 2014-A-1A, 2.25%, 10/20/24 (c)	777	764
Series 2013-A-1A, 2.15%, 04/22/30 (c)	241	238
Series 2015-A-1A, 2.52%, 12/20/32 (c)	1,972	1,962
Series 2017-A-1A, 2.42%, 12/20/34 (c)	654	648
Series 2017-B-1A, 2.75%, 12/20/34 (c)	221	219
Series 2017-C-1A, 2.99%, 12/20/34 (c)	606	598
Nationstar HECM Loan Trust
Series 2016-A-2A, 2.24%, 06/25/18 (c) (d)	350	350
Series 2016-A-3A, 2.01%, 08/25/18 (c) (d)	229	229
Neuberger Berman CLO XIX Ltd.
Series 2015-A1R-19A, 2.41%, (3M US LIBOR + 1.05%), 07/15/27 (a) (c)	505	507
	Shares/Par[1]	Value
Neuberger Berman CLO XVI Ltd.
Series 2017-A-16SA, 0.00%, (3M US LIBOR + 0.85%), 01/15/28 (a) (c) (d)	2,335	2,335
Nissan Auto Lease Trust
Series 2016-A4-B, 1.61%, 02/15/19	1,745	1,738
Series 2017-A4-B, 2.17%, 03/16/20	970	964
Nissan Auto Receivables Owner Trust
Series 2016-A3-A, 1.34%, 10/15/20	2,295	2,284
Nissan Master Owner Trust Receivables
Series 2015-A2-A, 1.44%, 01/15/18	3,025	3,025
Series 2016-A2-A, 1.54%, 06/17/19	2,265	2,244
Series 2017-A-B, 1.91%, (1M US LIBOR + 0.43%), 04/15/20 (a)	4,070	4,088
OCP CLO Ltd.
Series 2015-A1R-10A, 2.19%, (3M US LIBOR + 0.82%), 10/26/27 (a) (c)	3,535	3,541
OZLM VIII Ltd.
Series 2014-A1AR-8A, 2.48%, (3M US LIBOR + 1.13%), 10/17/26 (a) (c)	3,215	3,223
Santander Drive Auto Receivables Trust
Series 2017-B-1, 2.10%, 07/15/19	305	304
Series 2015-D-4, 3.53%, 10/15/19	1,400	1,413
Series 2017-C-1, 2.58%, 06/15/20	370	367
Series 2016-B-1, 2.47%, 12/15/20	995	996
Series 2015-D-3, 3.49%, 05/17/21	2,020	2,037
Series 2015-C-5, 2.74%, 12/15/21	4,260	4,275
Series 2015-D-5, 3.65%, 12/15/21	1,405	1,426
Series 2016-D-1, 4.02%, 04/15/22	1,035	1,061
Santander Retail Auto Lease Trust
Series 2017-C-A, 2.96%, 11/21/22 (c)	820	816
SBA Tower Trust
Series 2015-C-1, 3.16%, 10/15/20 (c)	855	851
Series 2017-C-1, 3.17%, 04/15/22 (c)	1,860	1,838
Series 2013-C-1, REMIC, 2.24%, 04/16/18 (c)	2,925	2,925
Series 2013-D-1, REMIC, 3.60%, 04/16/18 (c)	2,270	2,269
Sierra Receivables Funding Co. LLC
Series 2015-A-3A, 2.58%, 06/20/23 (c)	297	296
Series 2017-A-1A, 2.91%, 07/20/24 (c)	575	576
Series 2015-A-1A, 2.40%, 03/20/32 (c)	1,697	1,682
Sierra Timeshare Receivables Funding LLC
Series 2014-A-2A, 2.05%, 06/20/31 (c)	348	346
Series 2014-A-3A, 2.30%, 10/20/31 (c)	499	495
Series 2015-A-2A, 2.43%, 06/20/32 (c)	914	906
Series 2016-A-1A, 3.08%, 03/21/33 (c)	1,022	1,024
Series 2016-A-2A, 2.33%, 07/20/33 (c)	665	660
SLM Student Loan Trust
Series 2007-A4-7, 1.70%, (3M US LIBOR + 0.33%), 01/25/22 (a)	1,542	1,523
Series 2008-A4-1, 2.02%, (3M US LIBOR + 0.65%), 01/25/22 (a)	5,196	5,172
Series 2008-A4-4, 3.02%, (3M US LIBOR + 1.65%), 07/25/22 (a)	1,483	1,519
Series 2008-A-9, 2.87%, (3M US LIBOR + 1.50%), 04/25/23 (a)	1,166	1,193
Series 2008-A4-5, 3.07%, (3M US LIBOR + 1.70%), 07/25/23 (a)	1,629	1,681
Series 2010-A-1, 1.95%, (1M US LIBOR + 0.40%), 03/25/25 (a)	3,406	3,370
SMART Trust
Series 2015-A3A-3US, 1.66%, 08/14/18	4,701	4,690
Series 2016-A2A-2US, 1.45%, 08/14/19	2,413	2,406
SMB Private Education Loan Trust
Series 2015-A2B-A, 2.48%, (1M US LIBOR + 1.00%), 04/15/23 (a) (c)	1,524	1,537
Springleaf Funding Trust
Series 2016-A-AA, 2.90%, 03/15/20 (c)	1,115	1,117
Structured Asset Securities Corp. Pass-Through Trust
Series 2003-3A5-26A, REMIC, 3.39%, 09/25/33 (a)	193	196
SunTrust Auto Receivables Trust
Series 2015-A3-1A, 1.42%, 04/16/18 (c)	739	738
Synchrony Credit Card Master Note Trust
Series 2013-B-1, 1.69%, 03/15/18	3,550	3,546
Series 2016-A-1, 2.04%, 03/15/19	3,331	3,329
Series 2015-B-1, 2.64%, 03/15/20	1,580	1,574

See accompanying Notes to Financial Statements.

221

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series 2016-C-2, 2.95%, 05/17/21	2,805	2,803
Towd Point Mortgage Trust
Series 2015-A1B-5, REMIC, 2.75%, 09/25/22 (a) (c)	1,960	1,960
Series 2015-A1B-4, REMIC, 2.75%, 02/25/23 (a) (c)	2,107	2,107
Series 2016-A1B-1, REMIC, 2.75%, 02/25/55 (a) (c)	1,074	1,074
Series 2016-A3B-1, REMIC, 3.00%, 02/25/55 (a) (c)	1,353	1,351
Series 2016-A1A-2, REMIC, 2.75%, 08/25/55 (a) (c)	842	841
Series 2017-A1-1, REMIC, 2.75%, 10/25/56 (a) (c)	2,780	2,780
Series 2017-A1-2, REMIC, 2.75%, 04/25/57 (a) (c)	1,785	1,786
Series 2017-A1-3, REMIC, 2.75%, 06/25/57 (a) (c)	3,704	3,704
Series 2017-A1-6, REMIC, 2.75%, 10/25/57 (a) (c)	6,251	6,247
Verizon Owner Trust
Series 2016-A-2A, 1.68%, 05/20/21 (c)	3,140	3,118
Series 2016-B-2A, 2.15%, 05/20/21 (c)	2,135	2,116
Series 2016-C-2A, 2.36%, 05/20/21 (c)	1,690	1,664
Series 2017-B-1A, 2.45%, 09/20/21 (c)	630	630
Series 2017-C-1A, 2.65%, 09/20/21 (c)	840	839
Series 2017-C-3A, 2.53%, 04/20/22 (c)	2,135	2,118
Volkswagen Auto Loan Enhanced Trust
Series 2014-A4-2, 1.39%, 05/20/18	4,745	4,738
Volvo Financial Equipment LLC
Series 2016-A3-1A, 1.67%, 02/18/20 (c)	1,320	1,318
Series 2017-A-A, 1.76%, 11/15/20 (c)	620	622
Series 2014-C-1A, 1.94%, 11/15/21 (c)	955	955
Wells Fargo Commercial Mortgage Trust
Series 2015-A1-SG1, REMIC, 1.57%, 10/18/19	709	705
Series 2014-A1-LC18, REMIC, 1.44%, 11/15/19	1,887	1,871
Series 2015-A1-C28, REMIC, 1.53%, 02/18/20	783	778
Series 2015-A1-C26, REMIC, 1.45%, 02/15/48	794	786
Series 2016-A1-LC24, REMIC, 1.44%, 10/15/49	767	757
Series 2015-A2-NXS2, REMIC, 3.02%, 07/15/58	3,900	3,940
Series 2016-A1-C32, REMIC, 1.58%, 01/15/59	2,667	2,636
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-A3-G, REMIC, 3.35%, 06/25/34 (a)	57	58
Series 2005-2A2-AR4, REMIC, 3.42%, 04/25/35 (a)	506	512
Wells Fargo-RBS Commercial Mortgage Trust
Series 2014-A1-C20, REMIC, 1.28%, 02/15/19	843	839
Series 2015-A1-LC20, REMIC, 1.47%, 12/17/19	2,027	2,010
Series 2014-A1-C21, REMIC, 1.41%, 08/15/47	1,129	1,121
Series 2014-A1-C24, REMIC, 1.39%, 11/15/47	163	162
Series 2014-A1-C22, REMIC, 1.48%, 09/15/57	816	810
Series 2014-A1-C23, REMIC, 1.66%, 10/14/57	366	364
Wendys Funding LLC
Series 2015-A2I-1A, 3.37%, 06/15/45 (c)	4,272	4,279
Wheels SPV 2 LLC
Series 2016-A2-1A, 1.59%, 04/22/19 (c)	438	436
Wheels SPV LLC
Series 2015-A2-1A, 1.27%, 04/20/18 (c)	118	118
World Omni Auto Receivables Trust
Series 2015-A3-B, 1.49%, 12/15/20	2,911	2,904
World Omni Automobile Lease Securitization Trust
Series 2016-A3-A, 1.45%, 08/15/19	3,230	3,214
Total Non-U.S. Government Agency Asset-Backed Securities (cost $460,313)		458,916
CORPORATE BONDS AND NOTES 48.5%
Consumer Discretionary 3.8%
Aptiv Plc
3.15%, 11/19/20	3,070	3,120
AutoZone Inc.
1.63%, 04/21/19	475	471
Brinker International Inc.
2.60%, 05/15/18	3,025	3,020
Charter Communications Operating LLC
3.58%, 07/23/20	3,685	3,752
4.46%, 07/23/22	1,795	1,875
	Shares/Par[1]	Value
D.R. Horton Inc.
2.55%, 12/01/20	1,270	1,269
Discovery Communications LLC
2.20%, 09/20/19	1,475	1,468
GLP Capital LP
4.38%, 11/01/18	3,600	3,628
Interpublic Group of Cos. Inc.
4.00%, 03/15/22	830	858
INVISTA Finance LLC
4.25%, 10/15/19 (c)	5,260	5,367
JD.com Inc.
3.13%, 04/29/21	4,175	4,160
Newell Rubbermaid Inc.
2.15%, 10/15/18	3,425	3,428
2.60%, 03/29/19 (e)	1,049	1,051
Nissan Motor Acceptance Corp.
1.55%, 09/13/19 (c)	2,095	2,069
2.15%, 09/28/20 (c)	1,165	1,155
Omnicom Group Inc.
4.45%, 08/15/20	3,845	4,033
QVC Inc.
3.13%, 04/01/19	5,180	5,208
Royal Caribbean Cruises Ltd.
2.65%, 11/28/20 (f)	640	639
Time Warner Cable Inc.
6.75%, 07/01/18	1,630	1,665
8.75%, 02/14/19	610	651
8.25%, 04/01/19	5,320	5,687
Viacom Inc.
5.63%, 09/15/19	1,275	1,337
2.75%, 12/15/19	2,975	2,971
		58,882
Consumer Staples 1.2%
BAT Capital Corp.
2.30%, 08/14/20 (c)	4,160	4,135
Danone SA
1.69%, 10/30/19 (c)	6,780	6,699
Kroger Co.
2.30%, 01/15/19	895	896
1.50%, 09/30/19	1,156	1,138
Reynolds American Inc.
2.30%, 06/12/18	2,570	2,571
8.13%, 06/23/19 (e)	1,115	1,206
Tyson Foods Inc.
2.25%, 08/23/21	1,545	1,525
		18,170
Energy 3.2%
Canadian Natural Resources Ltd.
1.75%, 01/15/18	1,605	1,605
Cenovus Energy Inc.
5.70%, 10/15/19	1,645	1,729
China Shenhua Overseas Capital Co. Ltd.
2.50%, 01/20/18	4,475	4,476
3.13%, 01/20/20	5,900	5,907
Columbia Pipeline Group Inc.
2.45%, 06/01/18	1,520	1,520
Encana Corp.
6.50%, 05/15/19	1,590	1,669
Energy Transfer Partners LP
6.70%, 07/01/18	1,465	1,498
Enterprise Products Operating LLC
2.55%, 10/15/19	1,425	1,429
Exxon Mobil Corp.
1.88%, (3M US LIBOR + 0.37%), 03/06/22 (a)	8,240	8,282
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	1,610	1,617
ONEOK Partners LP
3.20%, 09/15/18	5,385	5,421
Petroleos Mexicanos
3.50%, 07/23/20	2,975	3,015
Phillips 66
2.01%, (3M US LIBOR + 0.65%), 04/15/19 (a) (c)	1,390	1,392
Plains All American Pipeline LP
5.75%, 01/15/20	1,145	1,206

See accompanying Notes to Financial Statements.

222

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
5.00%, 02/01/21 (f)	1,155	1,214
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (g)	2,685	2,878
Spectra Energy Partners LP
2.95%, 09/25/18	3,260	3,277
Valero Energy Corp.
9.38%, 03/15/19	1,915	2,073
		50,208
Financials 20.7%
ABN AMRO Bank NV
2.10%, 01/18/19 (c)	4,685	4,681
AerCap Ireland Capital Ltd.
3.95%, 02/01/22	3,350	3,455
AIA Group Ltd.
2.25%, 03/11/19 (c)	1,086	1,081
American Express Co.
2.04%, (3M US LIBOR + 0.59%), 05/22/18 (a)	7,075	7,084
American Express Credit Corp.
2.20%, 03/03/20	2,425	2,417
ANZ New Zealand International Ltd.
2.20%, 07/17/20 (c)	2,130	2,115
Aon Plc
2.80%, 03/15/21	4,310	4,327
Banco de Credito del Peru
2.25%, 10/25/19 (c)	785	782
Banco Santander Chile
2.50%, 12/15/20 (c)	4,430	4,413
Bank of America Corp.
2.00%, 01/11/18	2,475	2,475
5.65%, 05/01/18	1,400	1,417
2.63%, 04/19/21	2,395	2,407
1.97%, (3M US LIBOR + 0.65%), 10/01/21 (a)	2,295	2,306
2.50%, 10/21/22	1,760	1,740
2.52%, (3M US LIBOR + 1.16%), 01/20/23 (a)	4,025	4,124
Bank of America NA
1.75%, 06/05/18	3,635	3,634
Banque Federative du Credit Mutuel SA
2.50%, 10/29/18 (c)	4,075	4,091
2.00%, 04/12/19 (c)	1,140	1,137
2.20%, 07/20/20 (c)	2,430	2,412
Barclays Plc
2.98%, (3M US LIBOR + 1.63%), 01/10/23 (a) (f)	3,615	3,730
BB&T Corp.
2.15%, 02/01/21	3,035	3,007
Boral Finance Pty Ltd.
3.00%, 11/01/22 (c)	350	347
BPCE SA
1.63%, 01/26/18	4,461	4,461
2.50%, 12/10/18	4,080	4,087
2.67%, (3M US LIBOR + 1.22%), 05/22/22 (a) (c)	1,600	1,623
Bunge Ltd. Finance Corp.
8.50%, 06/15/19 (e)	785	851
3.50%, 11/24/20 (f)	1,580	1,613
Capital One Financial Corp.
2.40%, 10/30/20	410	408
Capital One NA
1.85%, 09/13/19	4,115	4,073
2.35%, 08/17/18 - 01/31/20	4,815	4,807
CBOE Holdings Inc.
1.95%, 06/28/19	1,620	1,609
Citigroup Inc.
1.80%, 02/05/18	1,425	1,425
1.70%, 04/27/18	2,300	2,300
2.05%, 06/07/19	2,795	2,785
2.14%, (3M US LIBOR + 0.79%), 01/10/20 (a)	4,145	4,174
2.90%, 12/08/21	4,145	4,162
Citizens Bank NA
2.30%, 12/03/18	275	275
2.50%, 03/14/19	4,030	4,040
2.45%, 12/04/19	960	960
2.25%, 03/02/20	1,510	1,502
2.55%, 05/13/21	1,625	1,619
CNA Financial Corp.
6.95%, 01/15/18	795	797
	Shares/Par[1]	Value
Commonwealth Bank of Australia
1.75%, 11/02/18	6,984	6,970
Daimler Finance North America LLC
2.24%, (3M US LIBOR + 0.86%), 08/01/18 (a) (c)	3,745	3,759
1.75%, 10/30/19 (c)	5,620	5,551
2.30%, 02/12/21 (c)	495	491
Danske Bank A/S
2.20%, 03/02/20 (c)	3,590	3,573
Discover Bank
2.00%, 02/21/18	1,230	1,230
7.00%, 04/15/20	4,820	5,257
Eastern Creation II Investment Holdings Ltd.
2.75%, 09/26/20	550	546
Enel Finance International NV
2.88%, 05/25/22 (c)	3,085	3,076
ERAC USA Finance LLC
2.80%, 11/01/18 (c)	2,415	2,426
2.35%, 10/15/19 (c)	240	239
First Niagara Financial Group Inc.
7.25%, 12/15/21	845	973
Ford Motor Credit Co. LLC
2.38%, 01/16/18	1,140	1,140
2.55%, 10/05/18	3,640	3,648
2.02%, 05/03/19	2,285	2,273
General Motors Financial Co. Inc.
3.10%, 01/15/19	2,425	2,443
Goldman Sachs Group Inc.
6.15%, 04/01/18	9,175	9,270
1.95%, 07/23/19	1,355	1,347
2.30%, 12/13/19	2,225	2,221
5.38%, 03/15/20	995	1,055
6.00%, 06/15/20	305	330
2.75%, 09/15/20	1,090	1,095
2.48%, (3M US LIBOR + 1.11%), 04/26/22 (a)	3,030	3,077
2.16%, (3M US LIBOR + 0.78%), 10/31/22 (a)	735	736
HBOS Plc
6.75%, 05/21/18 (c)	1,088	1,106
HPHT Finance 15 Ltd.
2.25%, 03/17/18 (c)	3,588	3,585
Huntington National Bank
2.20%, 11/06/18	6,010	6,016
Hyundai Capital America Inc.
2.40%, 10/30/18 (c)	2,625	2,621
2.50%, 03/18/19 (c)	4,950	4,934
2.00%, 07/01/19 (c)	1,500	1,482
Imperial Tobacco Finance Plc
2.05%, 02/11/18 (c)	7,605	7,604
ING Groep NV
2.84%, (3M US LIBOR + 1.15%), 03/29/22 (a)	1,920	1,956
Intesa Sanpaolo SpA
3.88%, 01/15/19	2,275	2,306
JPMorgan Chase & Co.
4.95%, 03/25/20	795	839
4.40%, 07/22/20	599	629
4.25%, 10/15/20	935	980
2.09%, (3M US LIBOR + 0.55%), 03/09/21 (a)	3,890	3,900
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18 (c)	2,015	2,018
Legg Mason Inc.
2.70%, 07/15/19	635	638
Marsh & McLennan Cos. Inc.
2.55%, 10/15/18	1,655	1,661
Merrill Lynch & Co. Inc.
6.88%, 04/25/18	5,020	5,095
Mitsubishi UFJ Financial Group Inc.
2.37%, (3M US LIBOR + 0.92%), 02/22/22 (a)	2,240	2,260
Mizuho Bank Ltd.
2.15%, 10/20/18 (c)	2,385	2,383
Morgan Stanley
6.63%, 04/01/18	960	970
2.65%, (3M US LIBOR + 1.28%), 04/25/18 (a)	5,755	5,773
2.21%, (3M US LIBOR + 0.85%), 01/24/19 (a)	10,550	10,608
5.50%, 01/26/20 - 07/24/20	1,820	1,948
Nationwide Building Society
2.35%, 01/21/20 (c)	2,545	2,542

See accompanying Notes to Financial Statements.

223

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Nordea Bank AB
1.88%, 09/17/18 (c)	2,040	2,038
PNC Bank NA
2.45%, 11/05/20	2,280	2,286
Principal Life Global Funding II
1.50%, 04/18/19 (c)	1,830	1,814
2.20%, 04/08/20 (c)	3,305	3,291
Provident Cos. Inc.
7.00%, 07/15/18	695	712
Regions Bank
7.50%, 05/15/18	961	980
2.25%, 09/14/18	2,090	2,094
Reinsurance Group of America Inc.
6.45%, 11/15/19	2,800	2,998
S&P Global Inc.
2.50%, 08/15/18	780	781
Santander UK Group Holdings Plc
2.88%, 10/16/20	2,905	2,916
Santander UK Plc
2.13%, 11/03/20	1,035	1,026
Sberbank of Russia Via SB Capital SA
3.08%, 03/07/19, EUR	690	851
Shire Acquisitions Investments Ireland Ltd.
1.90%, 09/23/19	7,395	7,325
Skandinaviska Enskilda Banken AB
1.50%, 09/13/19	4,285	4,228
Solvay Finance America LLC
3.40%, 12/03/20 (c)	3,105	3,168
Standard Chartered Plc
2.10%, 08/19/19 (c)	1,120	1,112
Sumitomo Mitsui Banking Corp.
1.76%, 10/19/18	1,205	1,203
Sumitomo Mitsui Trust Bank Ltd.
1.80%, 03/28/18 (c)	6,520	6,514
1.95%, 09/19/19 (c)	1,565	1,552
SunTrust Banks Inc.
2.35%, 11/01/18	1,870	1,875
Swedbank AB
1.75%, 03/12/18 (c)	9,235	9,233
Trinity Acquisition Plc
3.50%, 09/15/21	1,135	1,160
UBS Group AG
3.00%, 04/15/21 (c)	5,035	5,069
UBS Group Funding Switzerland AG
2.68%, (3M US LIBOR + 1.22%), 05/23/23 (a) (c)	2,300	2,342
WEA Finance LLC
2.70%, 09/17/19 (c)	3,825	3,847
3.25%, 10/05/20 (c)	805	819
XLIT Ltd.
2.30%, 12/15/18	2,440	2,439
		321,006
Health Care 4.1%
Abbott Laboratories
2.35%, 11/22/19	6,940	6,945
2.90%, 11/30/21	2,995	3,019
AbbVie Inc.
1.80%, 05/14/18	5,505	5,503
2.30%, 05/14/21	2,675	2,653
Actavis Funding SCS
2.35%, 03/12/18	4,720	4,721
Anthem Inc.
2.50%, 11/21/20	1,415	1,414
Baxalta Inc.
2.00%, 06/22/18	580	580
2.44%, (3M US LIBOR + 0.78%), 06/22/18 (a)	1,725	1,728
Becton Dickinson & Co.
2.68%, 12/15/19	3,045	3,057
2.40%, 06/05/20	3,135	3,119
Biogen Inc.
2.90%, 09/15/20	1,760	1,782
Catholic Health Initiatives
2.60%, 08/01/18	2,165	2,172
Express Scripts Holding Co.
2.25%, 06/15/19	485	484
	Shares/Par[1]	Value
2.23%, (3M US LIBOR + 0.75%), 11/30/20 (a)	3,345	3,343
HCA Inc.
3.75%, 03/15/19	5,530	5,579
Humana Inc.
2.63%, 10/01/19	1,435	1,441
Johnson & Johnson
1.95%, 11/10/20 (f)	1,170	1,166
Medco Health Solutions Inc.
4.13%, 09/15/20	2,150	2,233
Perrigo Finance Unltd. Co.
3.50%, 03/15/21	375	380
Teva Pharmaceutical Finance III BV
1.40%, 07/20/18	4,725	4,686
1.70%, 07/19/19	4,975	4,834
WellPoint Inc.
2.30%, 07/15/18	3,260	3,263
		64,102
Industrials 3.6%
Air Lease Corp.
2.13%, 01/15/18	885	885
2.13%, 01/15/20	3,540	3,515
Arconic Inc.
5.72%, 02/23/19	310	320
Delta Air Lines Inc.
2.88%, 03/13/20	4,890	4,914
2.60%, 12/04/20	690	687
Equifax Inc.
2.30%, 06/01/21	750	736
Fortive Corp.
1.80%, 06/15/19	450	447
GATX Corp.
2.38%, 07/30/18	2,315	2,317
2.50%, 07/30/19	1,670	1,669
2.60%, 03/30/20	2,565	2,563
Honeywell International Inc.
1.80%, 10/30/19	2,800	2,786
JB Hunt Transport Services Inc.
2.40%, 03/15/19	755	755
Kansas City Southern
2.35%, 05/15/20	3,920	3,900
Penske Truck Leasing Co. LP
3.38%, 03/15/18 (c)	4,195	4,205
2.88%, 07/17/18 (c)	4,350	4,367
2.50%, 06/15/19 (c)	2,635	2,641
Rockwell Collins Inc.
1.95%, 07/15/19	1,200	1,194
Roper Industries Inc.
2.05%, 10/01/18	4,140	4,140
Roper Technologies Inc.
3.00%, 12/15/20	650	658
Southwest Airlines Co.
2.75%, 11/06/19	2,205	2,223
Stanley Black & Decker Inc.
2.45%, 11/17/18	8,720	8,747
United Parcel Service Inc.
2.50%, 04/01/23	2,530	2,510
		56,179
Information Technology 4.2%
Alibaba Group Holding Ltd.
2.50%, 11/28/19	6,170	6,184
Apple Inc.
1.80%, 11/13/19	3,630	3,617
Baidu Inc.
2.75%, 06/09/19	4,190	4,197
Broadcom Corp.
2.38%, 01/15/20 (c)	4,455	4,424
3.00%, 01/15/22 (c)	4,185	4,146
DXC Technology Co.
2.88%, 03/27/20	2,565	2,576
2.43%, (3M US LIBOR + 0.95%), 03/01/21 (a)	4,815	4,827
eBay Inc.
2.15%, 06/05/20	2,155	2,138
Fidelity National Information Services Inc.
2.25%, 08/15/21	3,130	3,078

See accompanying Notes to Financial Statements.

224

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Harris Corp.
2.00%, 04/27/18	4,670	4,667
Hewlett Packard Enterprise Co.
2.85%, 10/05/18	2,390	2,402
2.10%, 10/04/19 (c)	1,545	1,534
Jabil Circuit Inc.
8.25%, 03/15/18 (e)	2,830	2,865
Keysight Technologies Inc.
3.30%, 10/30/19	7,555	7,631
QUALCOMM Inc.
2.10%, 05/20/20	1,625	1,617
Seagate HDD Cayman
3.75%, 11/15/18	2,255	2,283
Tencent Holdings Ltd.
3.38%, 05/02/19 (c)	1,415	1,431
2.88%, 02/11/20 (c)	1,300	1,308
Xerox Corp.
2.75%, 03/15/19	1,585	1,587
5.63%, 12/15/19	2,915	3,067
		65,579
Materials 2.0%
Anglo American Capital Plc
9.38%, 04/08/19 (c)	3,450	3,739
Anglo American Plc
3.63%, 05/14/20 (c)	1,535	1,565
Eastman Chemical Co.
2.70%, 01/15/20	960	966
Goldcorp Inc.
2.13%, 03/15/18	5,135	5,134
LyondellBasell Industries NV
5.00%, 04/15/19	731	755
6.00%, 11/15/21	1,635	1,814
Martin Marietta Materials Inc.
2.13%, (3M US LIBOR + 0.50%), 12/20/19 (a)	1,525	1,528
2.10%, (3M US LIBOR + 0.65%), 05/22/20 (a)	870	875
Packaging Corp. of America
2.45%, 12/15/20	1,415	1,416
Sherwin-Williams Co.
2.25%, 05/15/20	8,035	8,004
Vulcan Materials Co.
2.19%, (3M US LIBOR + 0.60%), 06/15/20 (a)	2,080	2,079
Westlake Chemical Corp.
4.63%, 02/15/21	3,220	3,302
		31,177
Real Estate 1.9%
American Campus Communities Operating Partnership
3.35%, 10/01/20	2,840	2,898
ARC Properties Operating Partnership LP
3.00%, 02/06/19	6,931	6,965
Bestgain Real Estate Ltd.
2.63%, 03/13/18	8,585	8,581
Brixmor Operating Partnership LP
3.88%, 08/15/22	445	456
Crown Castle International Corp.
3.40%, 02/15/21	2,765	2,825
2.25%, 09/01/21	4,185	4,097
Kimco Realty Corp.
6.88%, 10/01/19	1,165	1,253
Ventas Realty LP
2.00%, 02/15/18	1,585	1,585
4.00%, 04/30/19	385	392
		29,052
Telecommunication Services 1.3%
AT&T Inc.
2.30%, 03/11/19	2,060	2,061
Bellsouth Corp.
4.29%, 04/26/21 (c)	11,470	11,628
Telecom Italia Capital SA
7.00%, 06/04/18	4,183	4,260
Telefonica Emisiones SAU
3.19%, 04/27/18	1,920	1,927
		19,876
	Shares/Par[1]	Value
Utilities 2.5%
CMS Energy Corp.
8.75%, 06/15/19	608	662
Dominion Energy Inc.
2.58%, 07/01/20 (g)	1,075	1,075
Dominion Resources Inc.
2.13%, 02/15/18 (c)	1,395	1,396
1.50%, 09/30/18 (c)	1,345	1,340
1.88%, 01/15/19	745	743
2.96%, 07/01/19 (g)	1,035	1,043
EDP Finance BV
6.00%, 02/02/18 (c)	1,343	1,347
Exelon Generation Co. LLC
5.20%, 10/01/19	287	301
2.95%, 01/15/20	2,470	2,497
FirstEnergy Corp.
2.85%, 07/15/22 (e)	2,300	2,279
NextEra Energy Capital Holdings Inc.
1.65%, 09/01/18	1,105	1,102
2.30%, 04/01/19	1,265	1,265
NiSource Finance Corp.
6.80%, 01/15/19	224	234
Origin Energy Finance Ltd.
3.50%, 10/09/18 (c)	4,360	4,386
Panhandle Eastern Pipeline Co. LP
7.00%, 06/15/18	1,035	1,058
PPL Capital Funding Inc.
1.90%, 06/01/18	1,220	1,219
San Diego Gas & Electric Co.
1.91%, 02/01/22	1,029	1,024
Southern Co.
1.55%, 07/01/18	1,140	1,138
1.85%, 07/01/19	4,065	4,042
2.35%, 07/01/21	875	870
State Grid Overseas Investment Ltd.
2.25%, 05/04/20 (c)	5,995	5,939
TECO Finance Inc.
1.95%, (3M US LIBOR + 0.60%), 04/10/18 (a)	4,310	4,313
		39,273
Total Corporate Bonds And Notes (cost $753,466)		753,504
GOVERNMENT AND AGENCY OBLIGATIONS 19.4%
Collateralized Mortgage Obligations 1.5%
Federal Home Loan Mortgage Corp.
Series 2015-M1-DNA1, 2.45%, (1M US LIBOR + 0.90%), 10/25/27 (a)	312	313
Series 2016-M1-HQA1, 3.30%, (1M US LIBOR + 1.75%), 09/25/28 (a)	92	92
Series 2017-M1-HQA2, 2.35%, (1M US LIBOR + 0.80%), 12/25/29 (a)	949	952
Series 2017-M1-HQA3, 2.10%, (1M US LIBOR + 0.55%), 04/25/30 (a)	521	521
Series 2016-M1-DNA1, REMIC, 3.00%, (1M US LIBOR + 1.45%), 07/25/28 (a)	542	542
Series 2017-M1-DNA2, REMIC, 2.75%, (1M US LIBOR + 1.20%), 10/25/29 (a)	3,906	3,956
Series PA-3713, REMIC, 2.00%, 02/15/40	3,197	3,163
Series 2017-M1-SC02, REMIC, 3.89%, 05/25/47 (a) (c)	756	745
Series 2017-M1-SPI1, REMIC, 3.99%, 09/25/47 (a) (c)	320	324
Federal National Mortgage Association
Series 2009-AL-70, REMIC, 5.00%, 08/25/19	70	71
Series 2016-FA-83, REMIC, 2.05%, (1M US LIBOR + 0.50%), 11/25/46 (a)	1,727	1,745
Series 2016-FA-85, REMIC, 2.05%, (1M US LIBOR + 0.50%), 11/25/46 (a)	3,135	3,170
Series 2016-FG-85, REMIC, 2.05%, (1M US LIBOR + 0.50%), 11/25/46 (a)	3,173	3,208
Freddie Mac Structured Agency Credit Risk Debt Note
Series 2017-M1-DNA1, REMIC, 2.75%, (1M US LIBOR + 1.20%), 03/25/21 (a)	1,328	1,342
Series 2017-M1-HQA1, REMIC, 2.75%, (1M US LIBOR + 1.20%), 08/25/29 (a)	2,229	2,249
		22,393

See accompanying Notes to Financial Statements.

225

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Commercial Mortgage-Backed Securities 0.2%
Federal Home Loan Mortgage Corp.
Series A1-K715, REMIC, 2.06%, 03/25/20	3,038	3,034
Mortgage-Backed Securities 5.7%
Federal Home Loan Mortgage Corp.
5.00%, 01/01/18 - 12/01/23	546	571
4.50%, 11/01/18 - 08/01/20	13	13
5.50%, 10/01/19 - 07/01/20	80	82
4.00%, 05/01/26	512	535
3.39%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 09/01/33 (a)	52	55
3.50%, (12M US LIBOR +/- MBS spread), 09/01/33 (a)	10	10
3.34%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 10/01/34 (a)	26	27
3.50%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 11/01/34 (a)	41	43
3.64%, (12M US LIBOR +/- MBS spread), 11/01/34 (a)	19	20
3.65%, (12M US LIBOR +/- MBS spread), 11/01/34 (a)	22	23
2.90%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 02/01/35 (a)	27	28
3.12%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 02/01/35 (a)	39	41
3.27%, (12M US LIBOR +/- MBS spread), 02/01/35 (a)	16	17
3.31%, (12M US LIBOR +/- MBS spread), 01/01/35 - 02/01/35 (a)	73	76
3.53%, (12M US LIBOR +/- MBS spread), 02/01/35 (a)	22	23
6.00%, 12/01/28 - 01/01/38	1,109	1,252
3.57%, (12M US LIBOR +/- MBS spread), 06/01/35 (a)	215	225
3.62%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 09/01/35 (a)	332	345
3.48%, (12M US LIBOR +/- MBS spread), 10/01/35 - 11/01/35 (a)	202	210
3.37%, (12M US LIBOR +/- MBS spread), 03/01/36 (a)	87	90
Federal National Mortgage Association
5.00%, 07/01/19 - 07/01/41	6,056	6,517
5.50%, 03/01/18 - 12/01/39	9,800	10,801
4.00%, 02/01/25 - 08/01/43	8,183	8,569
6.50%, 07/01/32 - 12/01/32	507	577
3.34%, (12M US LIBOR +/- MBS spread), 03/01/33 - 02/01/36 (a)	177	182
2.88%, (6M US LIBOR +/- MBS spread), 06/01/33 (a)	16	17
3.15%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 06/01/33 (a)	234	246
3.24%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 07/01/33 (a)	13	13
3.75%, (6M US LIBOR +/- MBS spread), 09/01/33 (a)	1	1
3.31%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 12/01/33 (a)	109	113
3.32%, (6M US LIBOR +/- MBS spread), 12/01/33 (a)	1	2
3.26%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 04/01/34 (a)	4	4
3.39%, (12M US LIBOR +/- MBS spread), 10/01/34 (a)	9	10
3.25%, (12M US LIBOR +/- MBS spread), 11/01/34 (a)	3	3
3.40%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 11/01/34 (a)	238	251
	Shares/Par[1]	Value
3.42%, (12M US LIBOR +/- MBS spread), 11/01/34 (a)	56	59
3.18%, (12M US LIBOR +/- MBS spread), 01/01/35 (a)	25	27
3.21%, (12M US LIBOR +/- MBS spread), 01/01/35 (a)	38	39
3.30%, (12M US LIBOR +/- MBS spread), 12/01/34 - 01/01/35 (a)	37	38
3.04%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 02/01/35 (a)	72	76
3.26%, (12M US LIBOR +/- MBS spread), 01/01/35 - 02/01/35 (a)	51	54
3.11%, (12M US LIBOR +/- MBS spread), 03/01/35 (a)	17	18
2.62%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 04/01/35 (a)	145	151
3.56%, (12M US LIBOR +/- MBS spread), 04/01/35 (a)	56	59
3.74%, (12M US LIBOR +/- MBS spread), 04/01/35 (a)	202	213
3.15%, (12M US LIBOR +/- MBS spread), 05/01/35 (a)	84	87
3.22%, (12M US LIBOR +/- MBS spread), 05/01/35 (a)	273	283
3.40%, (12M US LIBOR +/- MBS spread), 05/01/35 (a)	26	27
3.32%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 06/01/35 (a)	275	290
3.67%, (12M US LIBOR +/- MBS spread), 07/01/35 (a)	155	163
2.81%, (6M US LIBOR +/- MBS spread), 08/01/35 (a)	353	363
3.45%, (12M US LIBOR +/- MBS spread), 06/01/35 - 08/01/35 (a)	338	354
3.23%, (12M US LIBOR +/- MBS spread), 11/01/35 (a)	249	259
3.44%, (12M US LIBOR +/- MBS spread), 11/01/35 (a)	164	171
2.90%, (1Y US Treasury Yield Curve Rate Treasury Note Constant Maturity +/- MBS spread), 02/01/36 (a)	408	428
3.31%, (12M US LIBOR +/- MBS spread), 03/01/36 (a)	119	124
3.49%, (12M US LIBOR +/- MBS spread), 03/01/36 (a)	186	196
6.00%, 03/01/34 - 10/01/40	2,041	2,304
4.50%, 06/01/19 - 06/01/44	13,745	14,546
3.50%, 11/01/26 - 10/01/46	5,323	5,480
1.85%, (1M US LIBOR +/- MBS spread), 11/25/47 (a)	4,774	4,759
3.00%, 11/01/29 - 11/25/47	9,699	9,848
Government National Mortgage Association
5.50%, 07/15/20	20	21
3.50%, 07/20/32 - 04/20/43	13,487	13,981
5.00%, 12/20/34 - 02/20/40	493	537
6.00%, 07/15/36	1,243	1,443
4.50%, 09/20/40	826	880
		88,270
Municipal 0.2%
Florida State Board of Administration Finance Corp.
2.16%, 07/01/19	3,650	3,642
Sovereign 0.1%
SoQ Sukuk A QSC
2.10%, 01/18/18	2,050	2,050
U.S. Government Agency Obligations 9.0%
Federal Home Loan Mortgage Corp.
1.25%, 08/01/19 (h)	16,150	15,982
Federal National Mortgage Association
1.00%, 08/28/19 (h)	54,750	53,921
1.50%, 02/28/20 - 07/30/20 (h)	45,000	44,470
1.25%, 08/17/21 (h)	26,125	25,331
		139,704

See accompanying Notes to Financial Statements.

226

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
U.S. Treasury Securities 2.7%
U.S. Treasury Note
1.63%, 11/30/20	28,100	27,815
1.38%, 05/31/21 (i)	14,180	13,859
		41,674
Total Government And Agency Obligations (cost $302,368)		300,767
SHORT TERM INVESTMENTS 2.0%
Certificates of Deposit 0.3%
Intesa Sanpaolo SpA
2.10%, 09/27/18	4,035	4,030
Commercial Paper 1.4%
Enbridge Energy Partners LP, 2.30%, 01/16/18 (c)	8,545	8,537
Energy Transfer Partners LP, 2.45%, 01/16/18 (c)	13,235	13,221
		21,758
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (j) (k)	2,000	2,000
T. Rowe Price Government Reserve Fund, 1.23% (j) (k)	1,816	1,816
		3,816
Securities Lending Collateral 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (k)	1,345	1,345
Total Short Term Investments (cost $30,954)		30,949
Total Investments 99.5% (cost $1,547,101)		1,544,136
Other Derivative Instruments 0.0%		38
Other Assets and Liabilities, Net 0.5%		7,128
Total Net Assets 100.0%		$1,551,302

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b)   Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $435,009 and 28.0%, respectively.

(d)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e)   The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(f)   All or portion of the security was on loan.

(g)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(h)  The security is a direct debt of the agency and not collateralized by mortgages.

(i)   All or a portion of the security is pledged or segregated as collateral.

(j)   Investment in affiliate.

(k)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

	Shares/Par[1]	Value
JNL/T. Rowe Price Value Fund
COMMON STOCKS 98.8%
Consumer Discretionary 4.2%
Charter Communications Inc. - Class A (a)	51	$16,973
Comcast Corp. - Class A	320	12,824
Lennar Corp. - Class A	462	29,239
Limited Brands Inc. (b)	333	20,037
Magna International Inc.	622	35,265
Norwegian Cruise Line Holdings Ltd. (a)	625	33,263
Priceline Group Inc. (a)	9	16,509
Twenty-First Century Fox Inc. - Class B	1,279	43,633
		207,743
Consumer Staples 10.0%
British American Tobacco Plc	512	34,752
Bunge Ltd.	281	18,861
CVS Health Corp.	362	26,274
Philip Morris International Inc.	964	101,896
Tyson Foods Inc. - Class A	2,762	223,901
Wal-Mart Stores Inc.	907	89,606
		495,290
Energy 7.8%
Andeavor Corp.	226	25,792
Canadian Natural Resources Ltd.	350	12,497
Chevron Corp.	373	46,743
Devon Energy Corp.	185	7,647
EnCana Corp.	229	3,054
EOG Resources Inc.	622	67,148
Marathon Petroleum Corp.	568	37,457
Noble Energy Inc.	590	17,183
Occidental Petroleum Corp.	576	42,450
Total SA - ADR	753	41,626
TransCanada Corp.	1,720	83,654
		385,251
Financials 24.9%
American International Group Inc.	549	32,687
Ameriprise Financial Inc.	40	6,777
Bank of New York Mellon Corp.	852	45,909
Chubb Ltd.	573	83,769
Citigroup Inc.	1,401	104,258
Fifth Third Bancorp	1,483	44,996
Intercontinental Exchange Inc.	547	38,582
JPMorgan Chase & Co.	2,331	249,299
KeyCorp	2,570	51,834
Marsh & McLennan Cos. Inc.	549	44,715
MetLife Inc.	326	16,473
Morgan Stanley	1,623	85,175
Muenchener Rueckversicherungs AG	124	26,905
PNC Financial Services Group Inc.	441	63,615
State Street Corp.	395	38,576
Synchrony Financial	792	30,567
U.S. Bancorp	820	43,914
Voya Financial Inc.	279	13,793
Wells Fargo & Co.	2,488	150,932
Willis Towers Watson Plc	156	23,538
XL Group Ltd.	1,049	36,884
		1,233,198
Health Care 16.3%
Abbott Laboratories	581	33,162
Aetna Inc.	518	93,462
Agilent Technologies Inc.	514	34,436
Anthem Inc.	229	51,512
Becton Dickinson & Co.	281	60,226
Biogen Inc. (a)	36	11,342
Boston Scientific Corp. (a)	274	6,797
Cooper Cos. Inc.	84	18,324
Danaher Corp.	497	46,171
Express Scripts Holding Co. (a)	133	9,920
Gilead Sciences Inc.	397	28,463
GlaxoSmithKline Plc	484	8,640
HCA Healthcare Inc. (a)	137	12,067
Hologic Inc. (a)	683	29,194
Johnson & Johnson	304	42,419

See accompanying Notes to Financial Statements.

227

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Medtronic Plc	843	68,101
Merck & Co. Inc.	1,810	101,837
Perrigo Co. Plc	252	21,964
Pfizer Inc.	1,830	66,276
Stryker Corp.	275	42,550
Thermo Fisher Scientific Inc.	127	24,026
		810,889
Industrials 9.8%
American Airlines Group Inc.	856	44,517
Boeing Co.	225	66,412
CSX Corp.	101	5,540
Delta Air Lines Inc.	863	48,324
Fortune Brands Home & Security Inc.	297	20,299
Harris Corp.	238	33,722
Honeywell International Inc.	352	53,998
Johnson Controls International Plc	1,422	54,175
Roper Industries Inc.	112	28,948
Stanley Black & Decker Inc.	256	43,390
Stericycle Inc. (a)	274	18,598
United Parcel Service Inc. - Class B	405	48,213
United Technologies Corp.	165	20,996
		487,132
Information Technology 11.4%
Apple Inc.	128	21,747
Applied Materials Inc.	365	18,659
Broadcom Ltd.	265	68,041
Cisco Systems Inc.	1,114	42,651
Keysight Technologies Inc. (a)	640	26,632
Microsoft Corp.	2,494	213,354
QUALCOMM Inc.	1,017	65,086
Symantec Corp.	1,439	40,383
Synopsys Inc. (a)	440	37,546
TE Connectivity Ltd.	183	17,419
Texas Instruments Inc.	129	13,504
		565,022
Materials 3.4%
Ball Corp.	654	24,767
CF Industries Holdings Inc.	653	27,787
DowDuPont Inc.	697	49,626
International Paper Co.	1,002	58,070
PPG Industries Inc.	24	2,840
Steel Dynamics Inc.	95	4,085
Vulcan Materials Co.	12	1,486
		168,661
Real Estate 1.2%
Crown Castle International Corp.	359	39,830
Weyerhaeuser Co.	593	20,894
		60,724
Telecommunication Services 1.9%
Verizon Communications Inc.	1,771	93,728
Utilities 7.9%
American Electric Power Co. Inc.	783	57,609
Atmos Energy Corp.	127	10,944
DTE Energy Co.	257	28,131
Entergy Corp.	212	17,287
Eversource Energy	605	38,245
Exelon Corp.	321	12,634
NextEra Energy Inc.	397	62,019
NiSource Inc.	618	15,869
PG&E Corp.	494	22,138
Sempra Energy	376	40,170
Southern Co.	1,063	51,100
Westar Energy Inc.	681	35,967
		392,113
Total Common Stocks (cost $4,260,982)		4,899,751
PREFERRED STOCKS 0.6%
Health Care 0.2%
Becton Dickinson & Co. - Series A, 6.13%, 05/01/20 (c)	188	10,900
	Shares/Par[1]	Value
Utilities 0.4%
NextEra Energy Inc., 6.12%, 09/01/19 (c)	345	19,376
Total Preferred Stocks (cost $26,493)		30,276
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	3,831	3,831
T. Rowe Price Government Reserve Fund, 1.23% (d) (e)	22,537	22,537
Total Short Term Investments (cost $26,368)		26,368
Total Investments 99.9% (cost $4,313,843)		4,956,395
Other Assets and Liabilities, Net 0.1%		5,883
Total Net Assets 100.0%		$4,962,278

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Convertible security.

(d)  Investment in affiliate.

(e)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/WMC Balanced Fund
COMMON STOCKS 64.8%
Consumer Discretionary 4.7%
Autoliv Inc. (a)	299	$37,978
CBS Corp. - Class B	478	28,183
Comcast Corp. - Class A	2,817	112,801
Ford Motor Co.	4,190	52,332
Hilton Worldwide Holdings Inc.	515	41,149
Limited Brands Inc.	445	26,769
Lowe's Cos. Inc.	343	31,901
Twenty-First Century Fox Inc. - Class A	1,011	34,917
		366,030
Consumer Staples 3.2%
Costco Wholesale Corp.	219	40,834
CVS Health Corp.	686	49,723
PepsiCo Inc.	664	79,601
Philip Morris International Inc.	574	60,675
Walgreens Boots Alliance Inc.	290	21,076
		251,909
Energy 5.9%
Chevron Corp.	965	120,827
ConocoPhillips Co.	883	48,442
Exxon Mobil Corp.	823	68,823
Hess Corp.	1,327	62,999
Kinder Morgan Inc.	1,823	32,937
Suncor Energy Inc.	1,630	59,868
Total SA - ADR	1,127	62,277
		456,173
Financials 15.5%
American International Group Inc.	838	49,911
Bank of America Corp.	5,774	170,459
Bank of Nova Scotia	586	37,840
BlackRock Inc.	90	46,320
Chubb Ltd.	679	99,194
Citigroup Inc.	884	65,747
Goldman Sachs Group Inc.	121	30,939
Intercontinental Exchange Inc.	687	48,482
JPMorgan Chase & Co.	1,575	168,387
Marsh & McLennan Cos. Inc.	610	49,666
MetLife Inc.	798	40,361
Northern Trust Corp.	588	58,724
PNC Financial Services Group Inc.	837	120,709
Principal Financial Group Inc.	843	59,485
Prudential Financial Inc.	948	108,953
Wells Fargo & Co.	780	47,345
		1,202,522
Health Care 9.0%
Abbott Laboratories	562	32,096
AstraZeneca Plc - ADR	1,760	61,065
Bristol-Myers Squibb Co.	1,668	102,184
Cardinal Health Inc.	677	41,476

See accompanying Notes to Financial Statements.

228

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Eli Lilly & Co.	747	63,094
Johnson & Johnson	492	68,683
McKesson Corp.	126	19,645
Medtronic Plc	742	59,880
Merck & Co. Inc.	1,467	82,551
Pfizer Inc.	1,997	72,329
UnitedHealth Group Inc.	269	59,295
Universal Health Services Inc. - Class B	291	32,984
		695,282
Industrials 5.2%
Canadian Pacific Railway Co.	150	27,419
Caterpillar Inc.	378	59,629
Eaton Corp. Plc	548	43,266
General Electric Co.	713	12,444
Honeywell International Inc.	309	47,316
Johnson Controls International Plc	1,218	46,415
Union Pacific Corp.	243	32,616
United Parcel Service Inc. - Class B	824	98,226
United Technologies Corp.	275	35,023
		402,354
Information Technology 12.8%
Accenture Plc - Class A	345	52,799
Alphabet Inc. - Class A (b)	123	129,246
Apple Inc.	606	102,541
Cisco Systems Inc.	1,616	61,877
eBay Inc. (b)	1,052	39,716
HP Inc.	1,396	29,322
Intel Corp.	3,149	145,340
International Business Machines Corp.	329	50,482
KLA-Tencor Corp.	378	39,717
Microsoft Corp.	2,274	194,496
Motorola Solutions Inc.	627	56,672
QUALCOMM Inc.	831	53,219
Texas Instruments Inc.	341	35,650
		991,077
Materials 2.1%
Ball Corp.	639	24,184
Celanese Corp. - Class A	412	44,164
DowDuPont Inc.	203	14,463
International Paper Co.	914	52,967
PPG Industries Inc.	228	26,672
		162,450
Real Estate 0.9%
American Tower Corp.	301	43,004
Corporate Office Properties Trust	1,026	29,966
		72,970
Telecommunication Services 2.0%
BCE Inc.	1,422	68,282
Verizon Communications Inc.	1,618	85,631
		153,913
Utilities 3.5%
Dominion Energy Inc.	746	60,443
Edison International	781	49,359
Exelon Corp.	1,136	44,758
NextEra Energy Inc.	144	22,498
Sempra Energy	597	63,879
UGI Corp.	661	31,015
		271,952
Total Common Stocks (cost $4,009,030)		5,026,632
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 4.4%
AmeriCredit Automobile Receivables Trust
Series 2014-B-2, 1.60%, 07/08/19	134	134
Series 2014-C-1, 2.15%, 03/09/20	704	704
Series 2017-A2A-1, 1.51%, 05/18/20	863	862
Series 2017-A2A-2, 1.65%, 09/18/20	1,420	1,418
Angel Oak Mortgage Trust LLC
Series 2017-A1-3, 2.71%, 11/25/21 (c) (d)	1,958	1,945
Apidos CLO XVII
Series 2014-A1R-17A, 2.66%, (3M US LIBOR + 1.31%), 04/17/26 (c) (d)	2,085	2,088
	Shares/Par[1]	Value
Apidos CLO XXII
Series 2015-A2A-22A, 3.41%, (3M US LIBOR + 2.05%), 10/20/27 (c) (d)	5,150	5,181
Ares XXIX CLO Ltd.
Series 2014-A1R-1A, 2.54%, (3M US LIBOR + 1.19%), 04/17/26 (c) (d)	2,025	2,027
ARI Fleet Lease Trust
Series 2017-A2-A, 1.91%, 04/15/26 (d)	930	928
Atlas Senior Loan Fund IV Ltd.
Series 2017-A-8A, 2.61%, (3M US LIBOR + 1.30%), 01/16/30 (c) (d)	7,830	7,863
Atlas Senior Loan Fund VI Ltd.
Series 2014-AR-6A, 2.61%, (3M US LIBOR + 1.25%), 10/15/26 (c) (d)	2,305	2,313
Avery Point IV CLO Ltd.
Series 2014-AR-1A, 2.47%, (3M US LIBOR + 1.10%), 04/25/26 (c) (d)	1,920	1,922
Series 2014-BR-1A, 2.97%, (3M US LIBOR + 1.60%), 04/25/26 (c) (d)	4,930	4,939
Banc of America Commercial Mortgage Trust
Series 2015-A4-UBS7, REMIC, 3.71%, 09/15/25	1,145	1,192
Bayview Koitere Fund Trust
Series 2017-A-RT4, 3.50%, 07/28/57 (c) (d)	4,348	4,440
Series 2017-A-SPL3, REMIC, 4.00%, 11/28/53 (c) (d)	1,959	2,023
Bayview Opportunity Master Fund IVA Trust
Series 2017-A-SPL5, 3.50%, 06/28/57 (c) (d)	2,855	2,913
Series 2017-A-SPL1, REMIC, 4.00%, 10/28/64 (c) (d)	2,543	2,630
Bayview Opportunity Master Fund IVB Trust
Series 2017-A-SPL4, 3.50%, 01/25/55 (c) (d)	2,082	2,124
BlueMountain CLO Ltd.
Series 2014-A1R-1A, 2.64%, (3M US LIBOR + 1.26%), 04/30/26 (c) (d)	4,555	4,557
Series 2015-A1-3A, 2.84%, (3M US LIBOR + 1.48%), 10/20/27 (c) (d)	5,675	5,686
Canadian Pacer Auto Receivables Trust
Series 2017-A3-1A, 2.05%, 03/19/21 (d)	1,970	1,961
Carlyle Global Market Strategies CLO Ltd.
Series 2014-BR-2A, 3.02%, (3M US LIBOR + 1.60%), 05/15/25 (c) (d)	3,320	3,324
Series 2014-A1R-5A, 2.50%, (3M US LIBOR + 1.14%), 10/16/25 (c) (d)	7,450	7,470
CD Commercial Mortgage Trust
Series 2017-A4-CD4, REMIC, 3.51%, 04/10/27	2,790	2,891
Cent CLO 20 Ltd.
Series 2013-AR-20A, 2.47%, (3M US LIBOR + 1.10%), 01/25/26 (c) (d)	2,195	2,200
Cent CLO 21 Ltd.
Series 2014-A1AR-21A, 2.58%, (3M US LIBOR + 1.21%), 07/27/26 (c) (d)	620	621
Cent CLO 22 Ltd.
Series 2014-A1R-22A, 2.80%, (3M US LIBOR + 1.41%), 11/07/26 (c) (d)	1,705	1,708
Cent CLO 24 Ltd.
Series 2015-A2-24A, 3.56%, (3M US LIBOR + 2.20%), 10/15/26 (c) (d)	2,185	2,190
Chesapeake Funding II LLC
Series 2016-A2-1A, 2.63%, (1M US LIBOR + 1.15%), 05/15/19 (c) (d)	1,304	1,310
Series 2016-A2-2A, 2.48%, (1M US LIBOR + 1.00%), 09/15/19 (c) (d)	3,225	3,243
Series 2017-A1-3A, 1.91%, 01/15/21 (d)	3,815	3,796
Series 2017-A2-2A, 1.93%, (1M US LIBOR + 0.45%), 07/15/29 (c) (d)	2,730	2,736
Chrysler Capital Auto Receivables Trust
Series 2016-C-AA, 3.25%, 06/15/22 (d)	795	804
Series 2014-A4-BA, REMIC, 1.76%, 05/15/18 (d)	1,776	1,776
CIFC Funding Ltd.
Series 2014-AR-1A, 2.40%, (3M US LIBOR + 1.05%), 04/18/25 (c) (d)	1,970	1,971
Series 2014-B1R-1A, 2.95%, (3M US LIBOR + 1.60%), 04/18/25 (c) (d)	3,400	3,405
Series 2014-A1LR-2A, 2.65%, (3M US LIBOR + 1.20%), 05/24/26 (c) (d)	3,500	3,505
CNH Equipment Trust
Series 2013-B-D, 1.75%, 04/15/21	2,695	2,695

See accompanying Notes to Financial Statements.

229

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series 2015-A3-C, REMIC, 1.66%, 11/16/20	2,836	2,831
COMM Mortgage Trust
Series 2012-A4-CR2, REMIC, 3.15%, 08/15/45	885	899
Continental Airlines Inc. Pass-Through Trust
Series 2007-A-1, 5.98%, 10/19/23	201	219
Credit Suisse Mortgage Trust
Series 2017-A-LSTK, REMIC, 2.76%, 04/05/21 (d)	6,105	6,098
CSAIL Commercial Mortgage Trust
Series 2015-A4-C1, REMIC, 3.51%, 01/15/25	2,855	2,923
Series 2015-A4-C2, REMIC, 3.50%, 04/15/25	5,600	5,733
Series 2015-A4-C3, REMIC, 3.72%, 08/15/48	5,300	5,499
Deephaven Residential Mortgage Trust
Series 2017-A1-2A, REMIC, 2.45%, 10/25/22 (c) (d)	2,246	2,129
Series 2017-A1-1A, REMIC, 2.72%, 10/25/25 (c) (d)	982	982
Series 2017-A1-3A, REMIC, 2.58%, 10/25/47 (c) (d)	2,240	2,239
Dryden XLI Senior Loan Fund
Series 2015-B-41A, 3.51%, (3M US LIBOR + 2.15%), 10/15/27 (c) (d)	4,615	4,627
Dryden XXXI Senior Loan Fund
Series 2014-AR-31A, 2.43%, (3M US LIBOR + 1.08%), 04/18/26 (c) (d)	1,935	1,939
Enterprise Fleet Financing LLC
Series 2017-A2-1, 2.13%, 11/20/19 (d)	1,194	1,194
Series 2017-A2-2, 1.97%, 04/20/20 (d)	2,430	2,424
Series 2017-A2-3, 2.13%, 08/20/20 (d)	2,860	2,856
Finance of America Structured Securities Trust
Series 2017-A-HB1, 2.32%, 11/25/27 (c) (d) (e)	2,142	2,142
First Investors Auto Owner Trust
Series 2014-A3-3A, 1.67%, 03/16/18 (d)	350	350
Series 2014-B-3A, 2.39%, 07/16/18 (d)	730	728
Series 2017-A1-1A, 1.69%, 03/15/19 (d)	959	955
Series 2017-A1-2A, 1.86%, 10/15/21 (d)	1,080	1,076
Series 2017-A1-3A, 2.00%, 03/15/22 (d)	1,959	1,955
Series 2017-A2-3A, 2.41%, 12/15/22 (d)	1,680	1,673
Ford Credit Auto Owner Trust
Series 2015-A3-A, 1.28%, 09/15/19	791	790
Ford Credit Floorplan Master Owner Trust
Series 2015-A1-4, 1.77%, 08/15/18	2,450	2,449
Series 2014-B-2, 2.31%, 02/15/19	200	200
Series 2016-B-3, 1.75%, 07/15/19	2,210	2,186
Series 2013-A-2, 2.09%, 03/15/20 (d)	600	598
FREMF Mortgage Trust
Series 2013-B-K712, REMIC, 3.36%, 12/25/19 (c) (d)	1,145	1,155
Galaxy XIX CLO Ltd.
Series 2015-A1R-19A, 2.58%, (3M US LIBOR + 1.22%), 07/24/30 (c) (d)	5,125	5,163
Galaxy XXIII CLO Ltd.
Series 2017-A-23A, 2.64%, (3M US LIBOR + 1.28%), 04/24/29 (c) (d)	1,540	1,543
GM Financial Consumer Automobile Receivables Trust
Series 2017-A2A-1A, 1.51%, 03/16/20 (d)	2,127	2,124
GreatAmerica Leasing Receivables Funding LLC
Series 2017-A4-1, 2.36%, 01/20/23 (d)	2,580	2,557
GS Mortgage Securities Trust
Series 2015-A3-GS1, REMIC, 3.73%, 11/10/48	4,000	4,193
Series 2016-A4-GS3, REMIC, 2.85%, 10/10/49	4,000	3,928
GTP Acquisition Partners I LLC
Series 2015-A-1, 2.35%, 06/15/20 (d)	1,145	1,135
Hyundai Auto Receivables Trust
Series 2014-C-B, 2.10%, 11/15/19	545	545
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-A5-JP1, REMIC, 3.91%, 12/15/25	3,290	3,478
KKR CLO 15 Ltd.
Series A1A-15, 2.91%, (3M US LIBOR + 1.56%), 10/18/28 (c) (d)	1,185	1,189
KKR Clo 16 Ltd.
Series A1-16, 2.85%, (3M US LIBOR + 1.49%), 12/05/24 (c) (d)	3,690	3,703
	Shares/Par[1]	Value
LB-UBS Commercial Mortgage Trust
Series 2008-A2-C1, REMIC, 6.32%, 04/15/41 (c)	611	614
Limerock CLO II Ltd.
Series 2014-AR-2A, 2.65%, (3M US LIBOR + 1.30%), 04/18/26 (c) (d)	2,200	2,203
Madison Park Funding XI Ltd.
Series 2013-AR-11A, 2.52%, (3M US LIBOR + 1.16%), 07/23/29 (c) (d)	3,300	3,311
Madison Park Funding XII Ltd.
Series 2014-AR-12A, 2.62%, (3M US LIBOR + 1.26%), 07/20/26 (c) (d)	1,560	1,562
Madison Park Funding XIII Ltd.
Series 2014-AR-13A, 2.47%, (3M US LIBOR + 1.11%), 01/19/25 (c) (d)	1,265	1,266
Madison Park Funding XVIII Ltd.
Series 2015-A1R-18A, 2.55%, (3M US LIBOR + 1.19%), 10/21/30 (c) (d)	6,530	6,579
Master Credit Card Trust II
Series 2017-B-1A, 2.56%, 01/21/20 (d)	995	992
Mercedes-Benz Master Owner Trust
Series 2017-A-AA, 1.55%, (1M US LIBOR + 0.30%), 05/15/19 (c) (d)	3,895	3,900
MetLife Securitization Trust
Series 2017-A-1A, REMIC, 3.00%, 04/25/55 (c) (d)	2,697	2,713
Mill City Mortgage Loan Trust
Series 2017-A1-3, 2.75%, 02/25/58 (c) (d)	3,246	3,245
Series 2016-A1-1, REMIC, 2.50%, 04/25/57 (d)	884	879
MMAF Equipment Finance LLC
Series 2016-A2-AA, 1.39%, 12/17/18 (d)	804	803
Series 2017-A2-AA, 1.73%, 05/18/20 (d)	1,831	1,828
Series 2017-A3-B, 2.21%, 10/17/22 (d)	1,875	1,866
Series 2016-A5-AA, 2.21%, 12/15/32 (d)	1,865	1,829
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-A4-C20, REMIC, 3.25%, 12/15/24	5,000	5,069
Series 2015-A4-C22, REMIC, 3.31%, 04/15/25	8,000	8,144
Nationstar HECM Loan Trust
Series 2017-A-1A, 1.97%, 05/25/19 (d) (e)	1,089	1,087
Series 2017-A1-2A, 2.04%, 09/25/19 (c) (d) (e)	1,295	1,295
New Residential Mortgage Loan Trust
Series 2017-A1-3A, REMIC, 4.00%, 04/25/57 (c) (d)	3,531	3,638
NYCTL Trust
Series 2016-A-A, 1.47%, 08/10/19 (d)	482	480
OBP Depositor LLC Trust
Series 2010-A-OBP, 4.65%, 07/15/20 (d)	495	518
Octagon Investment Partners XVI Ltd.
Series 2013-B1-1A, REMIC, 2.95%, (3M US LIBOR + 1.60%), 07/17/25 (c) (d)	1,485	1,488
Octagon Investment Partners XXX Ltd.
Series 2017-A1-1A, 2.68%, (3M US LIBOR + 1.32%), 03/17/30 (c) (d)	2,025	2,051
OneMain Direct Auto Receivables Trust
Series 2017-A-2A, 2.31%, 12/14/21 (d)	3,025	3,022
OneMain Financial Issuance Trust
Series 2017-A1-1A, 2.37%, 04/14/21 (d)	1,461	1,448
Series 2016-A-2A, 4.10%, 03/20/28 (d)	1,640	1,661
Series 2016-A-1A, 3.66%, 02/20/29 (d)	1,220	1,239
Prestige Auto Receivables Trust
Series 2014-B-1A, 1.91%, 04/15/20 (d)	263	263
Santander Drive Auto Receivables Trust
Series 2014-C-2, 2.33%, 11/15/19	157	157
Series 2014-C-1, 2.36%, 04/15/20	336	337
SBA Tower Trust
Series 2015-C-1, 3.16%, 10/15/20 (d)	2,045	2,034
Series 2017-C-1, 3.17%, 04/15/22 (d)	1,725	1,705
Series 2014-C-1, 2.90%, 10/15/44 (d)	2,125	2,130
Securitized Term Auto Receivables Trust
Series 2016-A3-1A, 1.52%, 06/25/19 (d)	3,575	3,561
Series 2017-A3-1A, 1.89%, 11/25/19 (d)	2,960	2,952
Series 2017-A3-2A, 2.04%, 04/26/21 (d)	1,655	1,645
Seneca Park CLO Ltd.
Series 2014-AR-1A, 2.47%, (3M US LIBOR + 1.12%), 07/17/26 (c) (d)	1,155	1,156

See accompanying Notes to Financial Statements.

230

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
SFAVE Commercial Mortgage Securities Trust
Series 2015-A2B-5AVE, REMIC, 4.14%, 01/08/35 (d)	3,560	3,643
Shackleton CLO Ltd.
Series 2014-A2R-6A, 2.51%, (3M US LIBOR + 1.16%), 07/17/26 (c) (d)	1,150	1,152
Shackleton VIII CLO Ltd.
Series 2015-A1R-8A, 2.28%, 10/20/27 (d)	5,650	5,652
Sound Point CLO XII Ltd.
Series 2016-A-2A, 3.02%, (3M US LIBOR + 1.66%), 10/20/28 (c) (d)	2,605	2,617
Sound Point CLO XV Ltd.
Series 2017-A-1A, 2.75%, (3M US LIBOR + 1.39%), 01/23/29 (c) (d)	1,300	1,305
Southwest Airlines Co. Pass-Through Trust
Series 2007-A-1, 6.15%, 02/01/24	153	166
Springleaf Funding Trust
Series 2015-A-AA, 3.16%, 05/15/19 (d)	2,520	2,530
Series 2016-A-AA, 2.90%, 03/15/20 (d)	2,375	2,378
Series 2015-A-BA, 3.48%, 07/15/21 (d)	1,160	1,173
SPS Servicer Advance Receivables Trust
Series 2016-AT1-T1, 2.53%, 11/15/18 (d)	3,985	3,965
Symphony CLO XIV Ltd.
Series 2014-A2R-14A, 2.64%, (3M US LIBOR + 1.28%), 07/14/26 (c) (d)	1,930	1,935
Thacher Park CLO Ltd.
Series 2014-AR-1A, 2.52%, (3M US LIBOR + 1.16%), 10/20/26 (c) (d)	920	923
Towd Point Mortgage Trust
Series 2016-A1-3, REMIC, 2.25%, 08/25/55 (c) (d)	2,004	1,984
Series 2017-A1-1, REMIC, 2.75%, 10/25/56 (c) (d)	3,709	3,709
Series 2017-A1-2, REMIC, 2.75%, 04/25/57 (c) (d)	1,166	1,166
Series 2017-A1-4, REMIC, 2.75%, 06/25/57 (c) (d)	4,668	4,663
United Auto Credit Securitization Trust
Series 2017-A-1, 1.89%, 05/10/19 (d)	2,646	2,645
Series 2017-B-1, 2.40%, 11/12/19 (d)	4,420	4,405
Volvo Financial Equipment LLC
Series 2017-A3-1A, 1.92%, 02/18/20 (d)	1,555	1,547
Voya CLO Ltd.
Series 2014-A1R-1A, 2.68%, (3M US LIBOR + 1.33%), 04/18/26 (c) (d)	875	877
Series 2015-A2-3A, 3.56%, (3M US LIBOR + 2.20%), 10/20/27 (c) (d)	3,405	3,454
Wells Fargo Commercial Mortgage Trust
Series 2017-A5-C38, 3.45%, 07/15/50	5,400	5,514
Series 2015-A5-NXS1, REMIC, 3.15%, 04/15/25	1,885	1,902
Series 2015-A4-LC22, REMIC, 3.84%, 09/15/58	2,185	2,300
Westlake Automobile Receivables Trust
Series 2016-A2-2A, 1.57%, 02/15/18 (d)	283	283
Series 2017-A2-1A, 1.78%, 04/15/20 (d)	2,184	2,182
Wheels SPV 2 LLC
Series 2016-A2-1A, 1.59%, 04/22/19 (d)	679	677
Series 2017-A2-1A, 1.88%, 03/20/20 (d)	2,235	2,226
Total Non-U.S. Government Agency Asset-Backed Securities (cost $341,556)		341,545
CORPORATE BONDS AND NOTES 12.2%
Consumer Discretionary 0.7%
21st Century Fox America Inc.
4.50%, 02/15/21	850	901
3.00%, 09/15/22	750	759
4.00%, 10/01/23	3,320	3,491
Amazon.com Inc.
2.50%, 11/29/22	1,265	1,263
2.80%, 08/22/24 (d)	2,700	2,695
4.80%, 12/05/34	1,815	2,126
4.95%, 12/05/44	815	986
4.25%, 08/22/57 (d)	2,205	2,405
AutoZone Inc.
4.00%, 11/15/20	1,000	1,037
3.70%, 04/15/22	495	512
3.13%, 07/15/23	1,000	1,005
	Shares/Par[1]	Value
British Sky Broadcasting Group Plc
2.63%, 09/16/19 (d)	1,785	1,791
3.75%, 09/16/24 (d)	4,090	4,270
Charter Communications Operating LLC
6.48%, 10/23/45	240	282
5.38%, 05/01/47	795	819
Comcast Corp.
5.65%, 06/15/35	165	206
4.40%, 08/15/35	2,325	2,549
6.50%, 11/15/35	165	224
3.97%, 11/01/47	237	244
4.00%, 11/01/49	285	292
Cox Communications Inc.
3.25%, 12/15/22 (d)	1,950	1,956
4.80%, 02/01/35 (d)	2,695	2,750
6.45%, 12/01/36 (d)	215	253
4.60%, 08/15/47 (d)	400	407
Ford Motor Co.
4.35%, 12/08/26	3,355	3,505
Johnson Controls International Plc
3.75%, 12/01/21	1,000	1,038
Marriott International Inc.
2.88%, 03/01/21	3,225	3,245
2.30%, 01/15/22	4,345	4,267
NBCUniversal Enterprise Inc.
1.66%, 04/15/18 (d)	830	829
Nissan Motor Acceptance Corp.
1.80%, 03/15/18 (d)	3,400	3,398
2.65%, 09/26/18 (d)	1,445	1,450
O'Reilly Automotive Inc.
3.80%, 09/01/22	2,395	2,510
Time Warner Cable Inc.
8.75%, 02/14/19	50	53
8.25%, 04/01/19	695	743
6.55%, 05/01/37	435	508
7.30%, 07/01/38	285	357
6.75%, 06/15/39	285	339
Time Warner Entertainment Co. LP
8.38%, 03/15/23	195	238
Time Warner Inc.
4.88%, 03/15/20	500	524
4.75%, 03/29/21	450	479
		56,706
Consumer Staples 0.4%
Altria Group Inc.
4.75%, 05/05/21	548	587
4.50%, 05/02/43	745	810
Anheuser-Busch InBev Worldwide Inc.
6.88%, 11/15/19 (f)	680	737
5.38%, 01/15/20 (f)	170	180
3.75%, 01/15/22	750	783
2.50%, 07/15/22	731	724
4.95%, 01/15/42	200	232
3.75%, 07/15/42	820	802
Cargill Inc.
4.31%, 05/14/21 (d)	517	544
Coca-Cola Femsa SAB de CV
2.38%, 11/26/18	556	557
Constellation Brands Inc.
2.70%, 05/09/22	655	651
CVS Caremark Corp.
4.00%, 12/05/23	2,680	2,787
CVS Health Corp.
4.88%, 07/20/35	1,135	1,254
5.13%, 07/20/45	1,885	2,155
Heineken NV
2.75%, 04/01/23 (d)	1,065	1,062
Kraft Heinz Foods Co.
3.50%, 07/15/22	1,365	1,396
3.00%, 06/01/26	1,595	1,534
4.38%, 06/01/46	6,170	6,111
Kroger Co.
3.30%, 01/15/21	745	760
3.85%, 08/01/23	1,830	1,914

See accompanying Notes to Financial Statements.

231

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
4.00%, 02/01/24	1,775	1,850
4.45%, 02/01/47	575	574
Philip Morris International Inc.
4.88%, 11/15/43	430	491
Sigma Alimentos SA de CV
4.13%, 05/02/26 (d)	2,985	3,016
		31,511
Energy 1.3%
Anadarko Petroleum Corp.
4.85%, 03/15/21	3,225	3,406
Andeavor Logistics LP
3.50%, 12/01/22	735	735
BG Energy Capital Plc
4.00%, 10/15/21 (d)	1,850	1,934
BP Capital Markets Plc
3.25%, 05/06/22	1,000	1,026
2.50%, 11/06/22	600	596
3.99%, 09/26/23	195	207
Columbia Pipeline Group Inc.
2.45%, 06/01/18	1,560	1,560
ConocoPhillips Co.
4.20%, 03/15/21	456	479
2.88%, 11/15/21	296	299
4.95%, 03/15/26	255	289
4.30%, 11/15/44	1,600	1,753
Devon Energy Corp.
3.25%, 05/15/22	5,410	5,503
Energy Transfer Partners LP
7.60%, 02/01/24 (a)	1,030	1,216
4.05%, 03/15/25	6,000	5,981
Enterprise Products Operating LLC
3.95%, 02/15/27 (a)	1,000	1,042
5.10%, 02/15/45	2,550	2,879
EOG Resources Inc.
5.63%, 06/01/19	190	199
Halliburton Co.
3.50%, 08/01/23	2,750	2,830
Kinder Morgan Energy Partners LP
5.30%, 09/15/20	1,675	1,781
4.30%, 05/01/24	4,727	4,930
4.25%, 09/01/24	4,045	4,202
Marathon Oil Corp.
2.70%, 06/01/20	1,740	1,740
Noble Energy Inc.
4.15%, 12/15/21	2,300	2,398
Occidental Petroleum Corp.
4.10%, 02/01/21	941	989
Petroleos Mexicanos
5.50%, 01/21/21	11,975	12,735
5.38%, 03/13/22 (d)	640	679
6.75%, 09/21/47	2,625	2,735
Phillips 66 Partners LP
3.61%, 02/15/25	3,540	3,559
Pioneer Natural Resources Co.
7.50%, 01/15/20	4,977	5,449
Regency Energy Partners LP
5.88%, 03/01/22	1,026	1,119
Schlumberger Holdings Corp.
3.00%, 12/21/20 (d)	1,645	1,664
Shell International Finance BV
3.25%, 05/11/25	1,260	1,295
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20 (d)	6,270	6,240
Sinopec Group Overseas Development 2017 Ltd.
3.00%, 04/12/22 (d)	4,275	4,274
Statoil ASA
2.90%, 11/08/20	1,945	1,976
2.75%, 11/10/21	705	711
3.70%, 03/01/24	50	52
Sunoco Logistics Partners Operations LP
4.40%, 04/01/21	910	947
3.90%, 07/15/26	1,095	1,070
TransCanada Pipelines Ltd.
4.88%, 01/15/26	1,875	2,103
	Shares/Par[1]	Value
TransCanada PipeLines Ltd.
3.80%, 10/01/20	975	1,011
Western Gas Partners LP
4.00%, 07/01/22	4,950	5,038
		100,631
Financials 4.6%
ACE Capital Trust II
9.70%, 04/01/30	525	789
American Express Credit Corp.
2.13%, 07/27/18	1,700	1,702
American Water Capital Corp.
2.95%, 09/01/27	1,845	1,828
Ameriprise Financial Inc.
5.30%, 03/15/20	170	180
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26	3,745	3,864
AXA SA
8.60%, 12/15/30	425	611
Banco Santander SA
3.13%, 02/23/23	4,000	3,978
Bank of America Corp.
2.00%, 01/11/18	1,200	1,200
2.60%, 01/15/19	112	113
2.63%, 10/19/20	2,000	2,014
3.00%, 12/20/23 (d)	820	822
4.13%, 01/22/24	5,325	5,665
4.20%, 08/26/24	4,600	4,844
3.59%, 07/21/28	3,815	3,874
5.88%, 02/07/42	300	396
5.00%, 01/21/44	500	604
Bank of New York Mellon Corp.
5.45%, 05/15/19	500	522
2.15%, 02/24/20	2,920	2,915
Banque Federative du Credit Mutuel SA
2.75%, 10/15/20 (d)	4,850	4,877
Barclays Plc
3.20%, 08/10/21	5,435	5,464
BAT International Finance Plc
3.25%, 06/07/22 (d)	1,945	1,969
Berkshire Hathaway Inc.
2.75%, 03/15/23	2,690	2,707
BNP Paribas SA
2.95%, 05/23/22 (d)	4,150	4,160
3.50%, 11/16/27 (d)	6,900	6,874
BPCE SA
3.00%, 05/22/22 (d)	1,980	1,979
5.15%, 07/21/24 (d)	5,670	6,141
3.50%, 10/23/27 (d)	6,370	6,285
Capital One Bank USA NA
2.15%, 11/21/18	1,930	1,931
Capital One Financial Corp.
3.75%, 04/24/24	2,000	2,056
4.20%, 10/29/25	1,245	1,279
Capital One NA
2.25%, 09/13/21	1,500	1,470
CDP Financial
4.40%, 11/25/19 (d)	600	624
Citigroup Inc.
2.50%, 09/26/18 - 07/29/19	2,155	2,161
4.50%, 01/14/22	605	644
4.13%, 07/25/28	2,005	2,067
3.52%, 10/27/28	5,650	5,665
8.13%, 07/15/39	65	104
5.88%, 01/30/42	165	217
5.30%, 05/06/44	814	961
Citizens Bank NA
2.55%, 05/13/21	3,175	3,163
CNA Financial Corp.
3.95%, 05/15/24	225	234
Compass Bank
2.75%, 09/29/19	700	702
Credit Agricole SA
3.25%, 10/04/24 (d)	3,020	3,004
4.38%, 03/17/25 (d)	3,105	3,246

See accompanying Notes to Financial Statements.

232

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Credit Suisse AG
2.30%, 05/28/19	795	796
3.00%, 10/29/21	1,070	1,082
3.63%, 09/09/24	325	336
Credit Suisse Group AG
3.57%, 01/09/23 (d)	1,925	1,963
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	4,785	4,931
3.75%, 03/26/25	2,690	2,744
Daimler Finance North America LLC
2.38%, 08/01/18 (d)	1,400	1,402
2.25%, 07/31/19 (d)	1,790	1,788
2.20%, 05/05/20 (d)	3,960	3,934
2.30%, 02/12/21 (d)	4,445	4,411
3.88%, 09/15/21 (d)	231	240
Deutsche Bank AG
2.70%, 07/13/20	6,165	6,134
4.25%, 10/14/21	4,400	4,562
Discover Bank
3.10%, 06/04/20	4,700	4,750
4.20%, 08/08/23	3,550	3,725
Emera US Finance LP
2.70%, 06/15/21	695	693
ERAC USA Finance LLC
2.35%, 10/15/19 (d)	2,880	2,871
4.50%, 08/16/21 (d)	620	654
3.30%, 10/15/22 (d)	1,045	1,058
7.00%, 10/15/37 (d)	270	361
5.63%, 03/15/42 (d)	1,200	1,419
Fifth Third Bank
2.88%, 10/01/21	1,800	1,816
Ford Motor Credit Co. LLC
3.10%, 05/04/23	7,425	7,371
GE Capital International Funding Co.
4.42%, 11/15/35	3,561	3,857
General Electric Capital Corp.
5.55%, 05/04/20	473	507
4.63%, 01/07/21	129	137
4.65%, 10/17/21	144	155
3.15%, 09/07/22	1,028	1,046
General Motors Financial Co. Inc.
3.70%, 05/09/23	5,900	6,012
3.95%, 04/13/24	3,790	3,904
Goldman Sachs Group Inc.
2.38%, 01/22/18	755	755
6.00%, 06/15/20	205	222
5.25%, 07/27/21	1,000	1,084
5.75%, 01/24/22	2,445	2,708
2.88%, 10/31/22	4,765	4,748
3.63%, 01/22/23	6,875	7,074
6.25%, 02/01/41	940	1,265
4.80%, 07/08/44	1,080	1,233
HSBC Bank Plc
4.13%, 08/12/20 (d)	900	938
HSBC Bank USA NA
5.88%, 11/01/34	250	320
HSBC Holdings Plc
3.40%, 03/08/21	3,150	3,220
4.00%, 03/30/22	870	909
3.60%, 05/25/23	2,580	2,658
4.04%, 03/13/28 (c)	1,695	1,768
HSBC USA Inc.
1.63%, 01/16/18	1,435	1,435
Huntington National Bank
2.20%, 11/06/18 - 04/01/19	4,490	4,493
2.40%, 04/01/20	2,150	2,146
Imperial Tobacco Finance Plc
3.75%, 07/21/22 (d)	8,285	8,549
ING Groep NV
3.15%, 03/29/22	880	889
3.95%, 03/29/27	2,860	2,991
JPMorgan Chase & Co.
6.30%, 04/23/19	475	500
4.50%, 01/24/22	825	883
3.25%, 09/23/22	1,000	1,021
	Shares/Par[1]	Value
3.38%, 05/01/23	1,060	1,077
6.40%, 05/15/38	425	584
5.40%, 01/06/42	540	677
LeasePlan Corp. NV
2.88%, 01/22/19 (d)	3,320	3,301
Liberty Mutual Group Inc.
4.25%, 06/15/23 (d)	585	616
Liberty Mutual Insurance Co.
7.88%, 10/15/26 (d)	475	614
Macquarie Bank Ltd.
2.40%, 01/21/20 (a) (d)	660	660
MassMutual Global Funding II
2.10%, 08/02/18 (d)	1,875	1,876
MetLife Inc.
4.13%, 08/13/42	265	280
Metropolitan Life Global Funding I
1.50%, 01/10/18 (d)	1,480	1,480
2.65%, 04/08/22 (d)	3,185	3,181
Morgan Stanley
2.13%, 04/25/18	1,900	1,899
2.50%, 01/24/19	1,000	1,004
3.70%, 10/23/24	7,950	8,215
3.13%, 07/27/26	2,430	2,391
3.63%, 01/20/27	3,400	3,477
National Australia Bank Ltd.
2.40%, 12/07/21 (d)	9,400	9,354
National Rural Utilities Cooperative Finance Corp.
5.45%, 02/01/18	1,000	1,003
3.05%, 02/15/22	445	453
Nationwide Building Society
2.35%, 01/21/20 (d)	2,265	2,262
NBK SPC Ltd.
2.75%, 05/30/22 (d)	13,365	13,053
Northern Trust Corp.
3.45%, 11/04/20	490	504
PNC Bank NA
3.30%, 10/30/24	835	854
PNC Financial Services Group Inc.
3.90%, 04/29/24	830	869
Private Export Funding Corp.
3.25%, 06/15/25	7,600	7,957
Prudential Financial Inc.
2.30%, 08/15/18	1,885	1,888
Santander Holdings USA Inc.
2.65%, 04/17/20	1,930	1,928
3.70%, 03/28/22 (d)	5,670	5,750
3.40%, 01/18/23 (d)	1,985	1,977
Santander UK Plc
2.50%, 03/14/19	3,160	3,171
5.00%, 11/07/23 (d)	4,025	4,313
Societe Generale SA
3.25%, 01/12/22 (d)	4,215	4,250
SunTrust Bank
3.30%, 05/15/26	1,785	1,766
Synchrony Financial
2.60%, 01/15/19	1,780	1,785
3.00%, 08/15/19	3,400	3,427
2.70%, 02/03/20	755	756
Teachers Insurance & Annuity Association of America
4.90%, 09/15/44 (d)	685	785
Trinity Acquisition Plc
4.40%, 03/15/26	4,145	4,389
U.S. Bancorp
3.70%, 01/30/24	900	944
UBS AG
2.20%, 06/08/20 (d)	5,025	4,995
UBS Group AG
2.95%, 09/24/20 (d)	2,840	2,866
3.00%, 04/15/21 (d)	3,500	3,524
Volkswagen Group of America Finance LLC
2.45%, 11/20/19 (d)	775	775
WEA Finance LLC
2.70%, 09/17/19 (d)	990	996
3.25%, 10/05/20 (d)	2,400	2,441

See accompanying Notes to Financial Statements.

233

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Wells Fargo & Co.
3.50%, 03/08/22	2,145	2,212
4.48%, 01/16/24	517	556
4.10%, 06/03/26	1,125	1,178
4.75%, 12/07/46	3,750	4,177
		360,863
Health Care 1.6%
AbbVie Inc.
1.80%, 05/14/18	5,000	4,999
3.20%, 11/06/22	425	432
Actavis Funding SCS
3.00%, 03/12/20	1,985	2,003
3.45%, 03/15/22	3,525	3,581
3.80%, 03/15/25	6,050	6,153
4.55%, 03/15/35	820	869
4.85%, 06/15/44	750	809
Aetna Inc.
2.80%, 06/15/23	3,340	3,290
Amgen Inc.
2.65%, 05/11/22	10,965	10,936
Anthem Inc.
4.65%, 08/15/44	2,200	2,408
4.38%, 12/01/47	995	1,063
Ascension Health
4.85%, 11/15/53	150	177
Bayer US Finance LLC
2.38%, 10/08/19 (d)	1,050	1,050
3.00%, 10/08/21 (d)	1,675	1,688
Biogen Inc.
2.90%, 09/15/20	2,245	2,273
Cardinal Health Inc.
2.40%, 11/15/19	1,345	1,345
3.08%, 06/15/24	2,075	2,043
3.50%, 11/15/24	1,205	1,212
4.50%, 11/15/44	1,405	1,421
Catholic Health Initiatives
2.60%, 08/01/18	815	818
2.95%, 11/01/22	3,131	3,104
4.20%, 08/01/23	1,235	1,279
4.35%, 11/01/42	1,575	1,519
Celgene Corp.
2.25%, 05/15/19	265	265
3.55%, 08/15/22	1,265	1,302
3.63%, 05/15/24	620	636
Dignity Health
2.64%, 11/01/19	255	256
3.81%, 11/01/24	515	532
4.50%, 11/01/42	4,186	4,191
EMD Finance LLC
2.95%, 03/19/22 (d)	3,020	3,029
Express Scripts Holding Co.
2.25%, 06/15/19	970	969
3.90%, 02/15/22	1,000	1,035
Forest Laboratories Inc.
4.88%, 02/15/21 (d)	179	190
5.00%, 12/15/21 (d)	1,475	1,576
Gilead Sciences Inc.
2.55%, 09/01/20	1,120	1,130
3.70%, 04/01/24	625	653
Humana Inc.
2.90%, 12/15/22	5,515	5,505
Kaiser Foundation Hospitals
3.50%, 04/01/22	2,535	2,609
McKesson Corp.
2.85%, 03/15/23	90	89
3.80%, 03/15/24	735	760
Medtronic Inc.
2.50%, 03/15/20	755	759
3.15%, 03/15/22	1,070	1,095
3.63%, 03/15/24	360	377
3.50%, 03/15/25	1,715	1,780
4.38%, 03/15/35	267	300
Memorial Sloan-Kettering Cancer Center
5.00%, 07/01/42	620	747
	Shares/Par[1]	Value
4.20%, 07/01/55	790	853
Merck & Co. Inc.
2.80%, 05/18/23	940	947
4.15%, 05/18/43	630	701
Mercy Health
3.56%, 08/01/27	6,300	6,333
Mylan NV
3.00%, 12/15/18	3,370	3,388
SSM Health Care Corp.
3.82%, 06/01/27	5,555	5,761
Teva Pharmaceutical Finance Co. BV
3.65%, 11/10/21	1,670	1,586
Teva Pharmaceutical Finance III BV
2.80%, 07/21/23 (a)	9,750	8,486
UnitedHealth Group Inc.
3.88%, 10/15/20	600	623
2.88%, 03/15/22	70	71
3.35%, 07/15/22	1,090	1,123
3.75%, 07/15/25	1,820	1,916
4.63%, 11/15/41	1,040	1,190
WellPoint Inc.
2.30%, 07/15/18	625	626
3.70%, 08/15/21	1,000	1,033
3.30%, 01/15/23	3,675	3,730
		122,624
Industrials 0.4%
BAE Systems Holdings Inc.
3.85%, 12/15/25 (d)	4,240	4,401
Deere & Co.
4.38%, 10/16/19	185	192
FedEx Corp.
2.70%, 04/15/23	520	517
5.10%, 01/15/44	1,685	1,957
4.55%, 04/01/46	1,525	1,675
Lockheed Martin Corp.
2.50%, 11/23/20	810	815
4.50%, 05/15/36	441	494
4.85%, 09/15/41	955	1,085
4.07%, 12/15/42	2,776	2,924
Mexico City Airport Trust
5.50%, 07/31/47 (d)	3,865	3,812
Penske Truck Leasing Co. LP
3.20%, 07/15/20 (d)	2,880	2,921
3.38%, 02/01/22 (d)	2,200	2,241
Pentair Finance SA
2.90%, 09/15/18	1,976	1,985
Siemens Financieringsmaatschappij NV
3.13%, 03/16/24 (d)	6,250	6,335
		31,354
Information Technology 0.6%
Alibaba Group Holding Ltd.
2.50%, 11/28/19	2,305	2,310
3.60%, 11/28/24	2,195	2,277
3.40%, 12/06/27	5,245	5,234
Apple Inc.
2.85%, 05/06/21	1,800	1,828
3.00%, 02/09/24	1,765	1,788
3.25%, 02/23/26	1,106	1,129
2.45%, 08/04/26	156	149
Broadcom Corp.
3.63%, 01/15/24 (d)	3,560	3,543
Microsoft Corp.
2.88%, 02/06/24	4,745	4,808
2.40%, 08/08/26	3,145	3,028
3.70%, 08/08/46	2,390	2,491
Oracle Corp.
3.25%, 11/15/27	4,910	4,991
QUALCOMM Inc.
2.10%, 05/20/20	6,080	6,052
Total System Services Inc.
3.80%, 04/01/21	4,780	4,902
		44,530

See accompanying Notes to Financial Statements.

234

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Materials 0.2%
Agrium Inc.
3.15%, 10/01/22	4,350	4,393
CNAC HK Synbridge Co. Ltd.
5.00%, 05/05/20	2,800	2,850
International Paper Co.
4.35%, 08/15/48	695	727
Xstrata Finance Canada Ltd.
4.25%, 10/25/22 (d) (g)	4,300	4,531
		12,501
Real Estate 0.3%
American Tower Corp.
3.45%, 09/15/21	4,000	4,088
5.00%, 02/15/24	1,135	1,239
AvalonBay Communities Inc.
3.63%, 10/01/20	905	931
Brandywine Operating Partnership LP
3.95%, 11/15/27	6,015	5,963
ERP Operating LP
4.75%, 07/15/20	765	806
HCP Inc.
4.00%, 06/01/25	4,670	4,819
Realty Income Corp.
5.75%, 01/15/21	335	365
Scentre Group Trust
2.38%, 11/05/19 (d)	3,175	3,156
		21,367
Telecommunication Services 0.3%
America Movil SAB de CV
3.13%, 07/16/22	5,175	5,236
AT&T Inc.
1.75%, 01/15/18	1,000	1,000
4.45%, 04/01/24	3,220	3,402
3.95%, 01/15/25	160	164
4.75%, 05/15/46	715	699
4.50%, 03/09/48	1,318	1,235
France Telecom SA
9.00%, 03/01/31 (g)	2,700	4,056
Verizon Communications Inc.
3.45%, 03/15/21	975	1,003
2.95%, 03/15/22	875	881
4.81%, 03/15/39	374	391
4.75%, 11/01/41	265	271
4.86%, 08/21/46	692	720
4.52%, 09/15/48	5,980	5,876
		24,934
Utilities 1.8%
Berkshire Hathaway Energy Co.
5.15%, 11/15/43	50	60
Boston Gas Co.
3.15%, 08/01/27 (d)	960	955
CenterPoint Energy Resources Corp.
4.50%, 01/15/21	2,272	2,384
Cleveland Electric Illuminating Co.
3.50%, 04/01/28 (d)	9,400	9,398
Commonwealth Edison Co.
3.65%, 06/15/46	465	470
Consolidated Edison Co. of New York Inc.
4.63%, 12/01/54	910	1,054
Dominion Energy Inc.
2.58%, 07/01/20 (g)	2,875	2,875
Dominion Resources Inc.
2.96%, 07/01/19 (g)	1,380	1,391
4.10%, 04/01/21 (g)	3,275	3,405
3.63%, 12/01/24	3,200	3,302
DTE Energy Co.
3.80%, 03/15/27	2,245	2,317
Duke Energy Carolinas LLC
4.30%, 06/15/20	875	916
6.10%, 06/01/37	2,200	2,896
Duke Energy Corp.
2.65%, 09/01/26	1,355	1,298
	Shares/Par[1]	Value
Electricite de France SA
5.25%, (callable at 100 beginning 01/29/23) (d) (h)	770	786
5.63%, (callable at 100 beginning 01/22/24) (d) (h)	2,000	2,067
4.88%, 01/22/44 (d)	450	496
Entergy Corp.
2.95%, 09/01/26	2,565	2,490
Entergy Louisiana LLC
3.12%, 09/01/27	2,090	2,086
Eversource Energy
2.90%, 10/01/24	2,725	2,699
FirstEnergy Corp.
3.90%, 07/15/27	5,705	5,840
Florida Power & Light Co.
5.25%, 02/01/41	1,465	1,849
Fortis Inc.
3.06%, 10/04/26	3,390	3,282
Georgia Power Co.
5.95%, 02/01/39	2,575	3,268
Indianapolis Power & Light Co.
6.60%, 06/01/37 (d)	500	637
Infraestructura Energetica Nova SAB de CV
4.88%, 01/14/48 (d)	1,615	1,552
KeySpan Gas East Corp.
2.74%, 08/15/26 (d)	3,690	3,585
MidAmerican Energy Co.
4.25%, 05/01/46	55	62
MidAmerican Energy Holdings Co.
6.13%, 04/01/36	1,598	2,139
NextEra Energy Capital Holdings Inc.
3.55%, 05/01/27	4,495	4,579
NiSource Finance Corp.
4.80%, 02/15/44	465	529
Northeast Utilities
3.15%, 01/15/25	400	401
Oglethorpe Power Corp.
5.25%, 09/01/50	3,200	3,723
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22	1,760	1,859
2.95%, 04/01/25	576	573
5.25%, 09/30/40	325	402
Pacific Gas & Electric Co.
3.85%, 11/15/23	770	801
6.05%, 03/01/34	845	1,069
5.80%, 03/01/37	2,931	3,647
6.35%, 02/15/38	170	223
6.25%, 03/01/39	150	197
5.40%, 01/15/40	3,705	4,470
5.13%, 11/15/43	820	958
4.75%, 02/15/44	150	167
4.30%, 03/15/45	145	152
3.95%, 12/01/47 (d)	150	149
PPL Electric Utilities Corp.
6.25%, 05/15/39	60	83
Public Service Co. of Colorado
5.13%, 06/01/19	500	520
San Diego Gas & Electric Co.
6.00%, 06/01/39	100	133
5.35%, 05/15/40	800	979
SCANA Corp.
6.25%, 04/01/20 (a)	5,175	5,510
4.75%, 05/15/21 (a)	8,050	8,379
4.13%, 02/01/22 (a)	4,570	4,658
Sempra Energy
3.25%, 06/15/27	3,630	3,612
South Carolina Electric & Gas Co.
6.05%, 01/15/38 (a)	2,490	3,097
4.35%, 02/01/42	1,010	1,055
4.60%, 06/15/43	825	881
Southern California Edison Co.
2.40%, 02/01/22	685	680
5.55%, 01/15/37	500	627
Southern Co.
2.45%, 09/01/18	675	676

See accompanying Notes to Financial Statements.

235

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
2.75%, 06/15/20	4,000	4,025
2.95%, 07/01/23	3,820	3,813
Southwestern Public Service Co.
3.70%, 08/15/47	277	282
State Grid Overseas Investment Ltd.
2.75%, 05/07/19 (d)	2,175	2,182
2.75%, 05/04/22 (a) (d)	4,180	4,144
3.50%, 05/04/27 (d)	3,945	3,965
		138,759
Total Corporate Bonds And Notes (cost $926,157)		945,780
GOVERNMENT AND AGENCY OBLIGATIONS 14.8%
Collateralized Mortgage Obligations 0.0%
Government National Mortgage Association
Series 2005-HC-74, REMIC, 7.50%, 09/16/35	7	8
Commercial Mortgage-Backed Securities 0.1%
Federal National Mortgage Association
Series 2015-A2-M12, REMIC, 2.79%, 05/25/25 (c)	8,250	8,268
Series 2017-FA-M5, REMIC, 1.73%, (1M US LIBOR +/- MBS spread), 04/25/24 (c)	1,557	1,559
		9,827
Mortgage-Backed Securities 7.7%
Federal Home Loan Mortgage Corp.
4.50%, 05/01/18 - 03/01/19	14	14
7.00%, 11/01/30 - 06/01/31	26	30
TBA, 3.00%, 01/15/31 (i)	14,665	14,936
2.50%, 12/01/31 - 01/01/32	5,341	5,337
6.00%, 12/01/39	605	686
4.00%, 09/01/26 - 07/01/41	301	316
3.00%, 09/01/46 - 12/01/47	61,153	61,228
3.00%, 11/01/46 - 01/01/47	119,287	119,459
3.50%, 08/01/47 - 11/01/47	43,133	44,324
TBA, 3.50%, 01/15/48 (i)	39,400	40,472
TBA, 5.50%, 01/15/48 (i)	2,400	2,625
Federal National Mortgage Association
4.50%, 09/01/23 - 11/01/44	6,119	6,539
1.64%, (1M US LIBOR +/- MBS spread), 10/25/24 (c)	3,318	3,317
2.47%, 05/01/25	2,742	2,702
2.68%, 05/01/25	5,190	5,157
2.81%, 07/01/25	6,000	6,007
2.99%, 10/01/25	1,841	1,863
3.09%, 10/01/25	894	911
3.50%, 03/01/26	125	129
2.49%, 12/01/26	6,322	6,175
2.89%, 12/01/26	5,678	5,679
3.00%, 05/01/27 - 02/01/45	17,695	17,765
7.50%, 09/01/29	7	8
2.50%, 05/01/30 - 01/01/32	6,097	6,095
2.00%, 11/01/31 - 12/01/31	2,056	2,007
TBA, 3.00%, 01/15/33 (i)	2,450	2,496
TBA, 3.50%, 01/15/33 - 01/15/48 (i)	94,700	97,317
7.00%, 10/01/33	37	43
5.50%, 03/01/38	302	335
6.50%, 10/01/38 - 10/01/39	180	207
5.00%, 07/01/40	246	266
4.00%, 09/01/26 - 02/01/46	25,109	26,291
3.00%, 10/01/46	17,972	18,018
TBA, 2.50%, 01/15/31 - 01/15/48 (i)	7,850	7,810
TBA, 4.00%, 01/15/48 (i)	35,000	36,610
TBA, 5.00%, 01/15/48 (i)	20,600	22,137
TBA, 5.50%, 01/15/48 (i)	8,800	9,650
Government National Mortgage Association
6.50%, 04/15/26	10	11
6.00%, 02/15/24 - 04/15/40	4,485	5,120
7.00%, 01/15/33 - 05/15/33	15	18
5.50%, 11/15/32 - 02/15/36	71	79
5.00%, 06/20/33 - 06/15/39	3,100	3,401
4.50%, 06/15/40 - 05/15/42	1,152	1,239
4.00%, 01/15/41 - 12/20/44	1,278	1,347
TBA, 4.50%, 01/15/48 (i)	11,125	11,673
TBA, 5.50%, 01/15/48 (i)	3,000	3,289
		601,138
	Shares/Par[1]	Value
Municipal 1.2%
Bay Area Toll Authority
7.04%, 04/01/50	1,335	2,109
Chicago Transit Authority
6.30%, 12/01/21	4,095	4,399
6.90%, 12/01/40	4,230	5,735
City of Chicago O'Hare International Airport
6.85%, 01/01/38	700	758
6.40%, 01/01/40	440	614
City of Sacramento, California
insured by Assured Guaranty Municipal Corp., 5.85%, 08/01/19	1,260	1,314
insured by Assured Guaranty Municipal Corp., 6.42%, 08/01/23	1,065	1,215
Grand Parkway Transportation Corp.
5.18%, 10/01/42	1,555	1,903
Illinois State
5.67%, 03/01/18	6,415	6,449
Illinois State Toll Highway Authority
6.18%, 01/01/34	565	733
Kansas Development Finance Authority
insured by Assured Guaranty Municipal Corp., 5.37%, 05/01/26	3,300	3,617
4.93%, 04/15/45	2,770	3,157
Long Island Power Authority
3.63%, 09/01/22	2,860	2,919
Maryland Transportation Authority
5.89%, 07/01/43	270	360
Massachusetts School Building Authority
5.72%, 08/15/39	500	637
Metropolitan Transportation Authority
7.34%, 11/15/39	75	116
6.09%, 11/15/40	405	542
6.81%, 11/15/40	250	357
Municipal Electric Authority of Georgia
6.64%, 04/01/57	2,780	3,564
New Jersey Economic Development Authority
3.80%, 06/15/18	4,100	4,126
3.88%, 06/15/19	885	895
New Jersey State Turnpike Authority
7.41%, 01/01/40	705	1,088
New York State Thruway Authority
5.88%, 04/01/30	840	1,021
New York State Urban Development Corp.
2.10%, 03/15/22	9,480	9,440
North Texas Tollway Authority
6.72%, 01/01/49	850	1,293
Oregon School Boards Association
insured by AMBAC School Board Guaranty, 4.76%, 06/30/28	420	462
Port Authority of New York & New Jersey
6.04%, 12/01/29	105	134
4.46%, 10/01/62	2,165	2,500
4.81%, 10/15/65	640	780
San Jose Redevelopment Agency Successor Agency
3.38%, 08/01/34	1,880	1,852
State of California
7.55%, 04/01/39	200	315
7.35%, 11/01/39	5,000	7,504
7.63%, 03/01/40	400	626
State of Illinois
5.16%, 02/01/18	210	210
insured by Assured Guaranty Municipal Corp., 5.20%, 03/01/18	1,430	1,437
5.10%, 06/01/33	10,555	10,537
University of California
4.60%, 05/15/31	940	1,045
5.77%, 05/15/43	615	804
6.55%, 05/15/48	1,770	2,509
6.58%, 05/15/49	800	1,125
Utility Debt Securitization Authority
3.44%, 12/15/25	1,165	1,199
		91,400

See accompanying Notes to Financial Statements.

236

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Sovereign 0.6%
Japan Bank for International Cooperation
2.25%, 02/24/20	4,578	4,567
2.13%, 06/01/20	3,834	3,810
Korea Development Bank
2.50%, 03/11/20	3,500	3,470
Korea Finance Corp.
2.88%, 08/22/18	540	542
Mexico Government International Bond
4.00%, 10/02/23	1,326	1,389
Qatar Government International Bond
5.25%, 01/20/20 (d)	7,215	7,577
2.38%, 06/02/21 (d)	15,435	15,146
Saudi Arabia Government International Bond
2.88%, 03/04/23 (d)	5,015	4,934
Saudi Government International Bond
2.38%, 10/26/21 (d)	1,845	1,799
		43,234
Treasury Inflation Indexed Securities 0.9%
U.S. Treasury Inflation Indexed Note
0.38%, 01/15/27 (j)	67,844	67,314
U.S. Treasury Securities 4.3%
U.S. Treasury Bond
2.88%, 05/15/43 - 08/15/45	31,824	32,662
3.38%, 05/15/44	15,335	17,190
3.13%, 08/15/44	8,230	8,834
2.50%, 02/15/45 - 05/15/46	53,200	50,638
3.00%, 11/15/44 - 05/15/47	20,185	21,220
2.75%, 08/15/47 - 11/15/47	17,505	17,522
U.S. Treasury Note
0.88%, 03/31/18 - 04/15/19	8,900	8,850
1.38%, 07/31/18 - 03/31/20	14,815	14,669
1.25%, 11/30/18	18,500	18,407
2.63%, 11/15/20	9,400	9,569
1.63%, 11/30/20	23,900	23,657
2.00%, 11/30/20	29,600	29,628
1.75%, 09/30/19 - 06/30/22	35,505	35,390
1.88%, 09/30/22	10,000	9,855
2.38%, 05/15/27	7,170	7,149
2.25%, 08/15/27	32,285	31,821
		337,061
Total Government And Agency Obligations (cost $1,137,546)		1,149,982
SHORT TERM INVESTMENTS 7.2%
Investment Companies 6.7%
JNL Government Money Market Fund - Institutional Class, 1.16% (k) (l)	519,298	519,298
Securities Lending Collateral 0.5%
Securities Lending Cash Collateral Fund LLC, 1.30% (k) (l)	35,846	35,846
Total Short Term Investments (cost $555,144)		555,144
Total Investments 103.4% (cost $6,969,433)		8,019,083
Total Forward Sales Commitments (0.1)% (proceeds $4,691)		(4,683)
Other Derivative Instruments (0.0)%		(153)
Other Assets and Liabilities, Net (3.3)%		(259,476)
Total Net Assets 100.0%		$7,754,771

(a)  All or portion of the security was on loan.

(b)  Non-income producing security.

Shares/Par[1]	Value

(c)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d)   The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the JNL Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $549,673 and 7.1%, respectively.

(e)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the JNL Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f)   The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(g)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(h)  Perpetual security. Next contractual call date presented, if applicable.

(i)   All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $249,196.

(j)   Treasury inflation indexed note, par amount is adjusted for inflation.

(k)   Investment in affiliate.

(l)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

FORWARD SALES COMMITMENTS (0.1%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.1%)
Mortgage-Backed Securities (0.1%)
Federal National Mortgage Association
TBA, 4.50%, 01/15/48 (a)	(4,400)	$(4,683)
Total Government And Agency Obligations (proceeds $4,691)		(4,683)
Total Forward Sales Commitments (0.1%) (proceeds $4,691)		$(4,683)

(a)  All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2017, the total proceeds for investments sold on a delayed delivery basis was $4,691.

See accompanying Notes to Financial Statements.

237

JNL Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Currency Abbreviations:

ARS - Argentine Peso	DOP - Dominican Peso	KRW - Korean Won	SEK - Swedish Krona
AUD - Australian Dollar	EGP - Egyptian Pound	MXN - Mexican Peso	SGD - Singapore Dollar
BRL - Brazilian Real	EUR - European Currency Unit (Euro)	MYR - Malaysian Ringgit	THB - Thai Baht
CAD - Canadian Dollar	GBP - British Pound	NOK - Norwegian Krone	TRY - New Turkish Lira
CHF - Swiss Franc	GHS - Ghanaian Cedi	NZD - New Zealand Dollar	TWD - Taiwan Dollar
CLP - Chilean Peso	HKD - Hong Kong Dollar	PEN - Peruvian Nuevo Sol	USD - United States Dollar
CNH - Chinese Offshore Yuan	HUF - Hungarian Forint	PHP - Philippine Peso	UYU - Uruguayan Peso
CNY - Chinese Yuan	IDR - Indonesian Rupiah	PLN - Polish Zloty	ZAR - South African Rand
COP - Colombian Peso	ILS - Israeli New Shekel	RON - Romanian New Leu
CZK - Czech Republic Korunas	INR - Indian Rupee	RSD - Serbian Dinar
DKK - Danish Krone	JPY - Japanese Yen	RUB - Russian Ruble

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%	GDR - Global Depository Receipt
ABS - Asset Backed Security	IBEX - Iberia Index
ADR - American Depositary Receipt	iTraxx - Group of international credit derivative indices monitored by the
ADS - American Depositary Share	International Index Company
ASX - Australian Stock Exchange	KCBT - Kansas City Board of Trade
AU - Australia	KOSPI - Korea Composite Stock Price Index
CAC - Cotation Assistee en Continu	LIBID - London Interbank Bid Rate
CAPE - Cyclically Adjusted Price Earnings	LIBOR - London Interbank Offered Rate
CDI - Chess Depository Interest	LME - London Metal Exchange
CDO - Collateralized Debt Obligation	MBS – Mortgage-Backed Security
CDX.EM - Credit Default Swap Index - Emerging Markets	MCDX.NA - Municipal Credit Default Swap Index - North American
CDX.NA.HY - Credit Derivatives Index - North American - High Yield	MIB - Milano Indice Borsa
CDX.NA.IG - Credit Derivatives Index - North American - Investment Grade	MICEX - Moscow Interbank Currency Exchange Index
CMBX.NA - Commercial Mortgage-backed Securities Index – North American	MSCI - Morgan Stanley Capital International
CLO - Collateralized Loan Obligation	NASDAQ - National Association of Securities Dealers Automated Quotations
CMT - Chartered Market Technician	NVDR - Non-Voting Depository Receipt
CPURNSA - CPI Urban Consumers Index Non-Seasonally Adjusted	OAO - Russian Open Joint Stock Company
CVA - Commanditaire Vennootschap op Aandelen	OAT - Obligations Assimilables du Tresor
EAFE - Europe, Australia and Far East	OJSC - Open Joint Stock Company
ETF - Exchange Traded Fund	OMX - Option Market Index
Euribor- Europe Interbank Offered Rate	PIK - Paid in Kind
Euro-Bobl - debt instrument issued by the Federal Republic of Germany	PJSC - Private Joint Stock Co.
with a term of 4.5 to 5.5 years	RBOB - Reformulated Blendstock for Oxygenate Blending
Euro-Bund - debt instrument issued by the Federal Republic of Germany	REIT - Real Estate Investment Trust
with a term of 8.5 to 10.5 years	REMIC - Real Estate Mortgage Investment Conduit
Euro-Buxl - debt instrument issued by the Federal Republic of Germany	RTS - Russian Trading System
with a term of 24 to 35 years	SDR - Swedish Depository Receipt
Euro-BTP - debt instrument issued by the Republic of Italy	S&P - Standard & Poor's
with a term of 2 to 11 years	SGX - Singapore Exchange
Euro-OAT - debt instrument issued by the Republic of France	SPDR - Standard & Poor's Depository Receipt
with a term of 8.5 to 10.5 years	SPI - Schedule Performance Index
Euro-Schatz - debt instrument issued by the Federal Republic of Germany	TBA - To Be Announced (Securities purchased on a delayed delivery basis)
with a term of 1.75 to 2.25 years	Tom/Next - Tomorrow Next
EU - European Union	UFJ - United Financial of Japan
FDR - Fiduciary Depository Receipt	ULSD - Ultra-low sulfur diesel
FTSE - Financial Times and the London Stock Exchange	US - United States
GB - United Kingdom	WTI - West Texas Intermediate

Counterparty Abbreviations:

ANZ - ANZ Banking Group LTD.	CIT - Citibank, Inc.	MSC - Morgan Stanley & Co. Inc.
BBH - Brown Brothers Harriman & Co.	CSI - Credit Suisse Securities, LLC	NTS - Northern Trust Securities
BCL - Barclays Capital Inc.	DUB - Deutsche Bank Alex Brown Inc.	RBC - Royal Bank of Canada
BMO - BMO Capital Markets Corp.	GSC - Goldman Sachs & Co.	RBS - Royal Bank of Scotland
BNP - BNP Paribas Securities	GSI - Goldman Sachs International	SCB - Standard Chartered Bank
BNY - BNY Capital Markets	HSB - HSBC Securities Inc.	SGA - SG Americas Securities, LLC
BNS - Bank of Nova Scotia	JCI - Johnson Controls International Plc	SGB - Societe Generale Bannon LLC
BOA - Bancamerica Securities/Bank of America NA	JPM - J.P. Morgan Securities Inc.	SIG - Susquehanna Investment Group
CGM - Citigroup Global Markets	MBL - Macquarie Bank Limited	SSB - State Street Brokerage Services, Inc.
CIB - Canadian Imperial Bank of Commerce	MLP - Merrill Lynch Professional Clearing Corp.	WBC - Westpac Banking Corporation
WFI - Wells Fargo Investments, LLC

1Rounded par and notional amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts or unrounded notional. Futures are quoted in unrounded contracts.

See accompanying Notes to Financial Statements.

238

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Series Trust:

Opinion on the Financial Statements

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities, including the schedules of investments or summary schedules of investments, where applicable, of each series within JNL Series Trust Sub-Advised Funds including JNL/AQR Large Cap Relaxed Constraint Equity Fund, JNL/BlackRock Global Allocation Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/Crescent High Income Fund (commenced operations April 25, 2016), JNL/DFA U.S. Core Equity Fund, JNL/DoubleLine Core Fixed Income Fund, JNL/DoubleLine Shiller Enhanced CAPE Fund, JNL/FPA + DoubleLine Flexible Allocation Fund, JNL/Franklin Templeton Global Fund, JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco Small Cap Growth Fund, JNL/Lazard Emerging Markets Fund, JNL/Mellon Capital Emerging Markets Index Fund, JNL/Mellon Capital Industrials Sector Fund (commenced operations September 25, 2017), JNL/Mellon Capital Real Estate Sector Fund (commenced operations September 25, 2017), JNL/Mellon Capital S&P 500 Index Fund, JNL S&P 500 Index Fund (commenced operations September 25, 2017), JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund (commenced operations September 25, 2017), JNL/Mellon Capital S&P 1500 Value Index Fund (commenced operations September 25, 2017), JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital MSCI KLD 400 Social Index Fund (commenced operations April 24, 2017), JNL/Mellon Capital Bond Index Fund, JNL/MFS Mid Cap Value Fund, JNL Multi-Manager Alternative Fund, JNL Multi-Manager Mid Cap Fund (commenced operations September 19, 2016), JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL/Neuberger Berman Strategic Income Fund, JNL/Oppenheimer Emerging Markets Innovator Fund, JNL/PIMCO Income Fund (commenced operations September 25, 2017), JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Total Return Fund, JNL/S&P International 5 Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price Value Fund, and JNL/WMC Balanced Fund (the “Funds”) as of December 31, 2017, the related statements of operations, for the year (or period since commencement of operations) then ended and the statements of cash flows with respect to JNL/AQR Large Cap Relaxed Constraint Equity Fund and JNL/PIMCO Real Return Fund, for the year then ended, the statements of changes in net assets for each of the years (or period since commencement of operations) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR) and the schedules of investments as of December 31, 2017 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year or period then ended, JNL/AQR Large Cap Relaxed Constraint Equity Fund’s and JNL/PIMCO Real Return Fund’s cash flows for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of certain JNL investment companies since 2001.

Chicago, Illinois

February 23, 2018

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)	The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

	(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
	(3)	Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 6, 2018

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 6, 2018

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.